As filed with the Securities and Exchange Commission on January 29, 2007

Registration No. 33-26305

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933	☒

PRE-EFFECTIVE AMENDMENT NO.	☐

POST-EFFECTIVE AMENDMENT NO. 102	☒

and

REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940	☒

AMENDMENT NO. 104

BLACKROCK FUNDSSM

(Exact Name of Registrant as Specified in Charter)

100 Bellevue Parkway

Wilmington, Delaware 19809

(Address of Principal Executive Offices)

Registrant’s Telephone Number (800) 441-7762

Brian Kindelan, Esq.

BlackRock Advisors, LLC

100 Bellevue Parkway

Wilmington, Delaware 19809

(Name and Address of Agent for Service)

copy to:

Sarah E. Cogan, Esq.

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, New York 10017

It is proposed that this filing will become effective (check appropriate box)

☒          immediately upon filing pursuant to paragraph (b)

☐            on (date) pursuant to paragraph (b)

☐            60 days after filing pursuant to paragraph (a)(1)

☐            on (date) pursuant to paragraph (a)(1)

☐            75 days after filing pursuant to paragraph (a)(2)

☐            on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐            this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

ALTERNATIVES BLACKROCK SOLUTIONS EQUITIES FIXED INCOME LIQUIDITY REAL ESTATE

BlackRock Funds
Bond Portfolios

Investor Shares

Prospectus

January 31, 2007

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

Enhanced Income

Low Duration Bond

Intermediate Government Bond

Intermediate Bond II

Intermediate Bond

Total Return II

Total Return

Government Income

Inflation Protected Bond

GNMA

Managed Income

International Bond

High Yield Bond

AMT-Free Municipal Bond

Delaware Municipal Bond

Ohio Municipal Bond

Kentucky Municipal Bond

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of

Contents

How to Find the Information You Need	How to Find the Information You Need	1

	THE BLACKROCK BOND PORTFOLIOS

	Enhanced Income	2

	Low Duration Bond	10

	Intermediate Government Bond	21

	Intermediate Bond II	32

	Intermediate Bond	43

	Total Return II	53

	Total Return	64

	Government Income	75

	Inflation Protected Bond	85

	GNMA	96

	Managed Income	106

	International Bond	117

	High Yield Bond	127

	AMT-Free Municipal Bond	139

	Delaware Municipal Bond	150

	Ohio Municipal Bond	161

	Kentucky Municipal Bond	173

About Your Investment	How to Buy/Sell Shares	184

	Dividends/Distributions/Taxes	208

	Services for Shareholders	210

How to Find the

Information You Need

About BlackRock Funds

This is the BlackRock Bond Portfolios Prospectus. It has been written to provide you with the information you need to make an informed decision about whether to invest in BlackRock Funds (the Fund). The Fund's investment adviser is BlackRock Advisors, LLC (BlackRock).

This Prospectus contains information on 17 of the BlackRock Bond funds. The Prospectus has been organized so that each fund has its own short section. Simply turn to the section for any particular fund to read about important fund facts. Also included are sections that tell you about buying and selling shares, certain fees and expenses, shareholder features of the funds and your rights as a shareholder. These sections apply to all the funds.

If you have questions after reading the Prospectus, ask your registered representative for assistance. Your investment professional has been trained to help you decide which investments are right for you.

Effective October 2, 2006, the names of certain funds were changed as follows:

Previous Name	New Name
Intermediate Bond Portfolio	Intermediate Bond Portfolio II

Intermediate PLUS Bond Portfolio	Intermediate Bond Portfolio

Core Bond Total Return Portfolio	Total Return Portfolio II

Core PLUS Total Return Portfolio	Total Return Portfolio

Tax-Free Income Portfolio	AMT-Free Municipal Bond Portfolio

Delaware Tax-Free Income Portfolio	Delaware Municipal Bond Portfolio

Ohio Tax-Free Income Portfolio	Ohio Municipal Bond Portfolio

Kentucky Tax-Free Income Portfolio	Kentucky Municipal Bond Portfolio

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BlackRock

Enhanced Income Portfolio

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Citigroup 1-Year Treasury Index: An unmanaged index that measures total return for the one-year on-the-run coupon Treasury security. The index consists of existing U.S. Treasury bonds with approximately one year to maturity with each issue having at least $1 billion public amount outstanding.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.

Commercial Paper: Short-term securities with maturities of 1 to 270 days which are issued by banks, corporations and others.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Investment Goal

The fund seeks to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in bonds diversified among several categories. The fund's dollar-weighted effective duration will be between 0 and 18 months during normal market conditions.

The management team evaluates sectors of the bond market and individual securities within these sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities, corporate bonds and non-U.S. Government securities. The fund may also invest in money market instruments, such as U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets of more than $1 billion (including obligations of foreign branches of such banks) and high quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard and Poor's, Prime-2 or higher by Moody's or F-2 or higher by Fitch. The fund may invest in unrated notes, paper and other instruments that are determined by the fund management team to be of comparable quality to the instruments described above. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return.

The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or, if unrated, determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. The fund may also invest up to 25% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The fund's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

If a security's rating falls below investment grade, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

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The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. From time to time, the fund will use derivatives for leverage purposes, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

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The fund may invest up to 25% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non- U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

4

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be

5

These returns assume payment of applicable sales charges.

short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Investor A Shares. The information shows you how the fund's performance will vary and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Citigroup 1-Year Treasury Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31  Investor A Shares

ANNUAL TOTAL RETURNS*

Enhanced Income

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	Since Inception	Inception Date[1]
Enhanced Income; Inv A
Return Before Taxes	0.97%	1.11%	03/04/04
Return After Taxes on Distributions	-0.39%	0.14%
Return After Taxes on Distributions and Sale of Shares	0.62%	0.38%
Citigroup 1-Yr. Treasury (Reflects no deduction for fees, expenses or taxes)	4.24%	2.47%	N/A

  *  The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and

6

the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

The tables below describe the fees and expenses that you may pay if you buy and hold Investor A Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Shareholder Fees

(Fees paid directly from your investment)

A Shares
Maximum Sales Charge (Load) Imposed on Purchases* (as percentage of offering price)	3.0%
Maximum Deferred Sales Charge (Load) (as percentage of offering price)	0.0%

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

A Shares
Advisory fees	.40%
Other expenses	3.09%
Service fees	.25%
Other	2.84%
Acquired fund fees and expenses	.01%
Total annual fund operating expenses	3.50%
Fee waivers and expense reimbursements[1]	2.69%
Net expenses[1]	.81%

  *  Reduced front-end sales charges may be available (see the section "Can the Sales Charge Be Reduced or Eliminated?" for more information regarding the reduction of front-end sales charges). A CDSC of 0.15% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

  1  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit expenses to 0.80% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
A Shares*	$380	$1,098	$1,838	$3,787

  *  Reflects imposition of sales charge.

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund's distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

7

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Scott Amero, Managing Director of BFM since 1990, Keith Anderson, Managing Director of BFM since 1988 and Vice Chairman since 2006, and Todd Kopstein, Managing Director of BFM since 2003.

Mr. Amero is co-head of BlackRock's fixed income portfolio management team, a member of the Management Committee and co-chair of the Fixed Income Investment Strategy Group. Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. He is also the head of global fixed income research.

Mr. Anderson is responsible for global fixed income strategy, asset allocation and the overall management of client portfolios. In this capacity, he coordinates BlackRock's team of portfolio managers and credit analysts who specialize in the government, agency, corporate and mortgage sectors and sub-sectors, worldwide. He is the Global Chief Investment Officer for Fixed Income, a member of BlackRock's Management and Executive Committees and Chairman of the Investment Strategy Group.

With BlackRock since 1994, Mr. Kopstein is a member of the Investment Strategy Group and his primary responsibility is managing total return portfolios, with a sector emphasis on short duration securities.

Mr. Anderson, Mr. Amero and Mr. Kopstein have been portfolio co-managers of the fund since inception.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

8

Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP. Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Investor A Share Outstanding Throughout Each Period)

Enhanced Income Portfolio

	INVESTOR A
	SHARES
	Year Ended 9/30/06	Year Ended 9/30/05	For the Period 3/19/04[1] through 9/30/04
Net asset value at beginning of period	$9.85	$9.93	$10.00
Income from investment operations
Net investment income	0.35 [2]	0.28 [2]	0.06 [2]
Net loss on investments (both realized and unrealized)	– –	(0.12)	(0.07)
Total from investment operations	0.35	0.16	(0.01)
Less distributions
Distributions from net investment income	(0.36)	(0.24)	(0.06)
Total distributions	(0.36)	(0.24)	(0.06)
Net asset value at end of period	$9.84	$9.85	$9.93
Total return[3]	3.65%	1.62%	(0.12)%[4]
Ratios/Supplemental data
Net assets at end of period (in thousands)	$52	$2	– – [5]
Ratios of expenses to average net assets
Net expenses	0.79%	0.74%	0.71%[6,7]
Net expenses (excluding interest expenses)	0.79%	0.71%	0.71%[6,7]
Total expenses	3.19%	1.19%	1.61%[6,7]
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	3.72%	2.77%	1.46%[6,7]
Before advisory/administration and other fee waivers	1.32%	2.32%	0.56%[6,7]
Portfolio turnover rate	108%	147%	208%[6,7]

1 Commencement of operations of share class.

2 Calculated using the average shares outstanding method.

3 Sales load not reflected in total return.

4 Not annualized.

5 Net assets end of period are less than $500.

6 Annualized.

7 Non-annualized ratios were previously disclosed as annualized ratios update to reflect annualization.

9

BlackRock

Low Duration Bond Portfolio

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Investment Goal

The fund seeks to realize a rate of return that exceeds the total return of the Merrill Lynch 1-3 Year Treasury Index (the benchmark).

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in investment grade bonds and maintains an average portfolio duration that is within ±20% of the duration of the benchmark.

The management team evaluates sectors of the bond market and individual securities within these sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the benchmark.

The fund may also invest up to 5% of its assets in non-investment grade bonds (high yield or junk bonds) or convertible securities with a minimum rating of B and up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Split rated bonds will be considered to have the higher credit rating. The fund's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

If a security's rating falls below B, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically

10

uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. From time to time, the fund will use derivatives for leverage purposes, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as

IMPORTANT DEFINITIONS

High Yield Bonds: Sometimes referred to as "junk bonds", these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Merrill Lynch 1-3 Year Treasury Index: An unmanaged index comprised of Treasury securities with maturities from 1 to 2.99 years.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

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extension risk. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. The fund's investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective.

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Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

The fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

The fund may invest in non-investment grade or "high yield" fixed income or convertible securities commonly known to investors as "junk bonds." The fund may not invest more than 5% of its assets in high yield securities and all such securities must be rated B or higher at the time of purchase by at least one major rating agency. A B rating generally indicates that while the issuer can currently make its interest and principal payments, it probably will not be able to do so in times of financial difficulty. Non-investment grade securities carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time.

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The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market values may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder. During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also impact the market for lower-rated securities and the fund. Also, the market for high yield securities is not as liquid as the market for higher rated securities. This means that it may be harder to buy and sell high yield securities, especially on short notice, and high yield securities may be more difficult for the fund to value accurately than higher rated securities. The market for high yield securities could also be impacted by legal or tax changes.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Merrill Lynch 1-3 Year Treasury Index, a recognized unmanaged index of bond

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market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

Investor C Shares were launched in February 1997. The performance of Investor C Shares for the period before they were launched is based on the performance of Institutional Shares adjusted to reflect the class specific fees applicable to Investor C Shares at the time of such share class's launch. This information may be considered when assessing the fund's performance, but does not represent the actual performance of this share class.

As of 12/31  Investor A Shares

ANNUAL TOTAL RETURNS*

Low Duration Bond

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	I Year	5 Years	10 Years	Inception Date[1]
Low Duration Bond; Inv A
Return Before Taxes	0.50%	1.94%	3.98%	07/17/92
Return After Taxes on Distributions	-0.79%	0.85%	2.33%
Return After Taxes on Distributions and Sale of Shares	0.31%	1.01%	2.37%
Low Duration Bond; Inv B
Return Before Taxes	-1.61%	1.45%	3.74%	07/17/92
Low Duration Bond; Inv C
Return Before Taxes	1.89%	1.79%	3.47%	07/17/92
ML 1-3 Yr. Treasury (Reflects no deduction for fees, expenses or taxes)	3.96%	2.82%	4.69%	N/A

  *  The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on

These returns assume payment of applicable sales charges.

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IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund's distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Investor B and C Shares will vary.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Shareholder Fees

(Fees paid directly from your investment)

	A Shares	B Shares		C Shares
Maximum Sales Charge (Load) Imposed on Purchases* (as percentage of offering price)	3.0%	0.0%		0.0%
Maximum Deferred Sales Charge (Load) (as percentage of offering price)	0.0%	4.5	%**	1.0	%***

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

	A Shares	B Shares	C Shares
Advisory fees	.49%	.49%	.49%
Distribution (12b-1) fees	– –%	.75%	.75%
Interest expense[1]	.01%	.01%	.01%
Other expenses	.59%	.62%	.58%
Service fees	.25%	.25%	.25%
Other	.34%	.37%	.33%
Acquired fund fees and expenses[2]	– –%	– –%	– –%
Total annual fund operating expenses	1.09%	1.87%	1.83%
Fee waivers and expense reimbursements[3]	.27%	.30%	.26%
Net expenses[3]	.82%	1.57%	1.57%

  *  Reduced front-end sales charges may be available (see the section "Can the Sales Charge be Reduced or Eliminated?" for more information regarding the reduction of front-end sales charges). A CDSC of 0.50% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

  **  The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See the section "Purchase of Investor B Shares" for complete schedule of CDSCs.)

  ***  There is no CDSC on C Shares after one year.

  1  The fund periodically engages in certain investment transactions which generate interest expense.

  2  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  3  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit expenses to 0.81% (for Investor A Shares) and 1.56% (for Investor B and C Shares) (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements. In addition, BlackRock has agreed to voluntarily waive or reimburse

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fees or expenses such that net expenses would not exceed 0.81% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) for Investor A Shares. This voluntary waiver or reimbursement may be reduced or discontinued at any time; however, BlackRock has agreed not to reduce or discontinue this waiver or reimbursement for a period of two years after the closing of the reorganization of the fund and a mutual fund formerly managed by Merrill Lynch Investment Managers unless approved by the Fund's trustees, including a majority of the non-interested trustees.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
A Shares*	$381	$610	$857	$1,565
B Shares**
Redemption	$610	$909	$1,183	$1,866	***
B Shares
No Redemption	$160	$559	$983	$1,866	***
C Shares**
Redemption	$260	$550	$966	$2,127
C Shares
No Redemption	$160	$550	$966	$2,127

  *  Reflects imposition of sales charge.

  **  Reflects deduction of CDSC.

  ***  Based on the conversion of the Investor B Shares to Investor A Shares after seven years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your Shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM),

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including the following individuals who have day-to-day responsibility: Scott Amero, Managing Director of BFM since 1990, Keith Anderson, Managing Director of BFM since 1988 and Vice Chairman since 2006, and Todd Kopstein, Managing Director of BFM since 2003.

Mr. Amero is co-head of BlackRock's fixed income portfolio management team, a member of the Management Committee and co-chair of the Fixed Income Investment Strategy Group. Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. He is also the head of global fixed income research.

Mr. Anderson is responsible for global fixed income strategy, asset allocation and the overall management of client portfolios. In this capacity, he coordinates BlackRock's team of portfolio managers and credit analysts who specialize in the government, agency, corporate and mortgage sectors and sub-sectors, worldwide. He is the Global Chief Investment Officer for Fixed Income, a member of BlackRock's Management and Executive Committees and Chairman of the Investment Strategy Group.

With BlackRock since 1994, Mr. Kopstein is a member of the Investment Strategy Group and his primary responsibility is managing total return portfolios, with a sector emphasis on short duration securities.

Mr. Amero and Mr. Anderson have been members of the team managing the fund since 1992, and Mr. Kopstein since 1998. Mr. Amero has been a portfolio co-manager since inception, Mr. Anderson since 1999 and Mr. Kopstein since January 2003.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

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Financial Highlights

The financial information in the tables below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Investor A, B or C Share Outstanding Throughout Each Period)

Low Duration Bond Portfolio

	INVESTOR A SHARES					INVESTOR B SHARES
	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$9.93	$10.10	$10.24	$10.26	$10.21	$9.93	$10.09	$10.23	$10.25	$10.21
Income from investment operations
Net investment income	0.35 [2]	0.28 [2]	0.18 [2]	0.21	0.36	0.28 [2]	0.21 [2]	0.10 [2]	0.15	0.29
Net gain (loss) on investments (both realized and unrealized)	(0.04)	(0.17)	(0.12)	0.04	0.13	(0.05)	(0.17)	(0.11)	0.03	0.12
Total from investment operations	0.31	0.11	0.06	0.25	0.49	0.23	0.04	(0.01)	0.18	0.41
Less distributions
Distributions from net investment income	(0.37)	(0.28)	(0.16)	(0.26)	(0.39)	(0.29)	(0.20)	(0.09)	(0.19)	(0.32)
Distributions from net realized gains	– –	– –	(0.04)	(0.01)	(0.05)	– –	– –	(0.04)	(0.01)	(0.05)
Total distributions	(0.37)	(0.28)	(0.20)	(0.27)	(0.44)	(0.29)	(0.20)	(0.13)	(0.20)	(0.37)
Redemption fees added to paid-in capital	– –	– – [3]	– –	– –	– –	– –	– – [3]	– –	– –	– –
Net asset value at end of period	$9.87	$9.93	$10.10	$10.24	$10.26	$9.87	$9.93	$10.09	$10.23	$10.25
Total return[4]	3.18%	1.07%[5]	0.69%	2.47%	4.93%	2.41%	0.41%[5]	(0.06)%	1.70%	4.05%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$72,077	$75,652	$87,317	$102,047	$69,211	$31,938	$45,942	$66,253	$83,937	$53,087
Ratios of expenses to average net assets
Net expenses	0.82%	0.81%	0.88%	0.90%	1.02%	1.57%	1.56%	1.63%	1.65%	1.77%
Net expenses (excluding interest expense)	0.81%	0.81%	0.88%	0.90%	1.02%	1.56%	1.56%	1.63%	1.65%	1.77%
Total expenses	1.19%	1.15%	1.27%	1.20%	1.27%	1.86%	1.81%	1.92%	1.95%	2.02%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	3.58%	2.81%	1.74%	1.91%	3.18%	2.83%	2.06%	1.00%	1.17%	2.48%
Before advisory/administration and other fee waivers	3.21%	2.47%	1.35%	1.61%	2.93%	2.54%	1.81%	0.71%	0.87%	2.23%
Portfolio turnover rate	72%	127%	216%	195%	195%	72%	127%	216%	195%	195%

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Continued

FINANCIAL HIGHLIGHTS

(For an Investor A, B or C Share Outstanding Throughout Each Period)

Low Duration Bond Portfolio

	INVESTOR C SHARES
	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$9.93	$10.09	$10.23	$10.25	$10.21
Income from investment operations
Net investment income	0.28 [2]	0.21 [2]	0.10 [2]	0.15	0.30
Net gain (loss) on investments (both realized and unrealized)	(0.05)	(0.17)	(0.11)	0.03	0.11
Total from investment operations	0.23	0.04	(0.01)	0.18	0.41
Less distributions
Distributions from net investment income	(0.29)	(0.20)	(0.09)	(0.19)	(0.32)
Distributions from net realized paid-in gains	– –	– –	(0.04)	(0.01)	(0.05)
Total distributions	(0.29)	(0.20)	(0.13)	(0.20)	(0.37)
Redemption fees added to paid-in capital	– –	– – [3]	– –	– –	– –
Net asset value at end of period	$9.87	$9.93	$10.09	$10.23	$10.25
Total return[4]	2.42%	0.41%[5]	(0.06)%	1.70%	4.05%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$50,065	$72,085	$124,548	$198,234	$118,851
Ratios of expenses to average net assets
Net expenses	1.57%	1.57%	1.63%	1.65%	1.77%
Net expenses (excluding interest expense)	1.56%	1.57%	1.63%	1.65%	1.77%
Total expenses	1.84%	1.81%	1.93%	1.95%	2.00%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	2.84%	2.06%	0.98%	1.16%	2.30%
Before advisory/administration and other fee waivers	2.57%	1.82%	0.69%	0.86%	2.05%
Portfolio turnover rate	72%	127%	216%	195%	195%

1  Audited by other auditors.

2  Calculated using the average shares outstanding method.

3  Redemption fees added to paid-in capital are less than $0.005 per share.

4  Neither front-end sales load nor contingent deferred sales load is reflected.

5  Redemption fee of 2.00% is reflected in total return calculation. There was no impact to the return.

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BlackRock

Intermediate Government Bond Portfolio

Investment Goal

The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in the highest rated government and agency bonds and maintains an average portfolio duration that is within ±20% of the Lehman Brothers Intermediate Government Index (the benchmark). The fund normally invests at least 80% of its assets in bonds that are issued or guaranteed by the U.S. Government and its agencies.

Securities purchased by the fund generally are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. In addition, the fund's dollar-weighted average maturity will be between 3 and 10 years.

The management team evaluates sectors of the bond market and individual securities within those sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the benchmark.

The fund invests primarily in dollar-denominated bonds, but may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The fund's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

If a security falls below the highest rating category, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively,

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Dollar-Weighted Average Maturity: The average maturity of the fund is the average amount of time until the organizations that issued the debt securities in the fund's portfolio must pay off the principal amount of the debt. "Dollar-weighted" means the larger the dollar value of debt security in the fund, the more weight it gets in calculating this average.

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IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Lehman Brothers Intermediate Government Index: An unmanaged index comprised of U.S. Government securities from the more comprehensive Lehman Brothers U.S. Aggregate Index. This index concentrates on intermediate maturity bonds and thus excludes all maturities from the broader index that are 10 years or greater.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. From time to time, the fund will use derivatives for leverage purposes, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

A main risk of investing in the fund is interest rate risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

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A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (GNMA) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA securities also are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC) are solely the obligations of FNMA or FHLMC, as the case may be, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting non-U.S. investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable

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investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of

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the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers Intermediate Government Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31  Investor A Shares

ANNUAL TOTAL RETURNS*

Intermediate Government Bond

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These returns assume payment of applicable sales charges.

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURN*

	1 Year	5 Years	10 Years	Inception Date[1]
Intermediate Govt. Bond; Inv A
Return Before Taxes	-0.52%	2.52%	4.50%	04/20/92
Return After Taxes on Distributions	-1.77%	1.21%	2.71%
Return After Taxes on Distributions and Sale of Shares	-0.36%	1.38%	2.73%
Intermediate Govt. Bond; Inv B
Return Before Taxes	-1.63%	2.25%	4.36%	04/20/92
Intermediate Govt. Bond; Inv C
Return Before Taxes	1.77%	2.58%	4.13%	04/20/92
LB Intermediate Govt. (Reflects no deduction for fees, expenses or taxes)	3.85%	3.92%	5.48%	N/A

  *  The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions.

    Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Investor B and C Shares will vary.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Shareholder Fees

(Fees paid directly from your investment)

	A Shares	B Shares		C Shares
Maximum Sales Charge (Load) Imposed on Purchases* (as percentage of offering price)	4.0%	0.0%		0.0%
Maximum Deferred Sales Charge (Load) (as percentage of offering price)	0.0%	4.5	%**	1.0	%***

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Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

	A Shares	B Shares	C Shares
Advisory fees	.50%	.50%	.50%
Distribution (12b-1) fees	– –%	.75%	.75%
Interest expense[1]	– –%	– –%	– –%
Other expenses	.55%	.66%	.63%
Service fees	.25%	.25%	.25%
Other	.30%	.41%	.38%
Acquired fund fees and expenses[2]	– –%	– –%	– –%
Total annual fund operating expenses	1.05%	1.91%	1.88%
Fee waivers and expense reimbursements[3]	– –%	.09%	.06%
Net expenses[3]	1.05%	1.82%	1.82%

  *  Reduced front-end sales charges may be available (see the section "Can the Sales Charge be Reduced or Eliminated?" for more information regarding the reduction of front-end sales charges). A CDSC of 0.50% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

  **  The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See the section "Purchase of Investor B Shares" for complete schedule of CDSCs.)

  ***  There is no CDSC on C Shares after one year.

  1  The fund periodically engages in certain investment transactions which generate interest expense. For the year ended September 30, 2006 the interest expense on the fund for such transactions was less than 0.01%.

  2  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  3  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit expenses to 1.07% (for Investor A Shares) and 1.82% (for Investor B and C Shares) (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. Including voluntary waivers, the net expenses for Investor A Shares of the fund are estimated to be 1.01% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses). These voluntary waivers may be terminated at any time. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
A Shares*	$503	$721	$956	$1,631
B Shares**
Redemption	$635	$941	$1,223	$1,896	***
B Shares
No Redemption	$185	$591	$1,023	$1,896	***
C Shares**
Redemption	$285	$585	$1,011	$2,196
C Shares
No Redemption	$185	$585	$1,011	$2,196

  *  Reflects imposition of sales charge.

  **  Reflects deduction of CDSC.

  ***  Based on the conversion of the Investor B Shares to Investor A Shares after seven years.

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund's distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

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As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Keith Anderson, Managing Director of BFM since 1988 and Vice Chairman since 2006, Scott Amero, Managing Director of BFM since 1990, Matthew Marra, Managing Director of BlackRock since 2006, and Andrew J. Phillips, Managing Director of BFM since 1999.

Mr. Anderson is responsible for global fixed income strategy, asset allocation and the overall management of client portfolios. In this capacity, he coordinates BlackRock's team of portfolio managers and credit analysts who specialize in the government, agency, corporate and mortgage sectors and sub-sectors, worldwide. He is the Global Chief Investment Officer for Fixed Income, a member of BlackRock's Management and Executive Committees and Chairman of the Investment Strategy Group.

Mr. Amero is co-head of BlackRock's fixed income portfolio management team, a member of the Management Committee and co-chair of the Fixed Income Investment Strategy Group. Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. He is also the head of global fixed income research.

With BlackRock since 1995, Mr. Marra is a member of the Investment Strategy Group and his primary responsibility is the consistent implementation of investment strategies across all total return accounts with an emphasis on interest rate products.

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Mr. Marra has been a member of BlackRock's fixed income team since 1997.

Mr. Phillips is a member of the Investment Strategy Group and his primary responsibility is the consistent implementation of investment strategies across all total return accounts, with a sector emphasis on mortgage securities. Mr. Phillips has been a member of BlackRock's fixed income team since 1991.

Mr. Amero and Mr. Anderson have been members of the team managing the fund since 1995 and Mr. Marra and Mr. Phillips since 2006. Mr. Amero has been a portfolio co-manager of the fund since 1995, Mr. Anderson since 1999 and Mr. Marra and Mr. Phillips since 2006.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

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Financial Highlights

The financial information in the tables below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Investor A, B or C Share Outstanding Throughout Each Period)

Intermediate Government Bond Portfolio

	INVESTOR A SHARES					INVESTOR B SHARES
	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$10.23	$10.47	$10.65	$10.84	$10.57	$10.20	$10.45	$10.62	$10.82	$10.55
Income from investment operations
Net investment income	0.38 [2]	0.35 [2]	0.33 [2]	0.44	0.51	0.30 [2]	0.27 [2]	0.25 [2]	0.34	0.43
Net gain (loss) on investments (both realized and unrealized)	(0.09)	(0.24)	(0.17)	(0.16)	0.25	(0.07)	(0.24)	(0.16)	(0.15)	0.25
Total from investment operations	0.29	0.11	0.16	0.28	0.76	0.23	0.03	0.09	0.19	0.68
Less distributions
Distributions from net investment income	(0.35)	(0.23)	(0.34)	(0.47)	(0.49)	(0.28)	(0.18)	(0.26)	(0.39)	(0.41)
Distribution from capital	– –	(0.07)	– –	– –	– –	– –	(0.05)	– –	– –	– –
Distributions from net realized gains	– –	(0.05)	– –	– –	– –	– –	(0.05)	– –	– –	– –
Total distributions	(0.35)	(0.35)	(0.34)	(0.47)	(0.49)	(0.28)	(0.28)	(0.26)	(0.39)	(0.41)
Net asset value at end of period	$10.17	$10.23	$10.47	$10.65	$10.84	$10.15	$10.20	$10.45	$10.62	$10.82
Total return[3]	2.96%	1.07%	1.54%	2.60%	7.46%	2.26%	0.22%	0.88%	1.75%	6.68%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$285,303	$345,132	$43,500	$54,693	$52,507	$51,314	$75,182	$10,533	$12,312	$8,197
Ratios of expenses to average net assets
Net expenses	1.00%	0.99%	1.05%	1.07%	1.08%	1.79%	1.75%	1.80%	1.82%	1.81%
Net expenses (excluding interest expense)	1.00%	0.99%	1.05%	1.07%	1.07%	1.79%	1.75%	1.80%	1.82%	1.81%
Total expenses	1.19%	1.25%	1.33%	1.32%	1.30%	1.91%	1.90%	1.98%	2.06%	2.04%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	3.74%	3.43%	3.17%	3.99%	4.83%	2.95%	2.69%	2.43%	3.22%	4.00%
Before advisory/administration and other fee waivers	3.55%	3.17%	2.89%	3.75%	4.61%	2.83%	2.54%	2.25%	2.97%	3.78%
Portfolio turnover rate	92%	194%	200%	143%	183%	92%	194%	200%	143%	183%

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Continued

FINANCIAL HIGHLIGHTS

(For an Investor A, B or C Share Outstanding Throughout Each Period)

Intermediate Government Bond Portfolio

	INVESTOR C SHARES
	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$10.21	$10.46	$10.63	$10.83	$10.55
Income from investment operations
Net investment income	0.30 [2]	0.27 [2]	0.26 [2]	0.34	0.42
Net gain (loss) on investments (both realized and unrealized)	(0.08)	(0.24)	(0.17)	(0.15)	0.27
Total from investment operations	0.22	0.03	0.09	0.19	0.69
Less distributions
Distributions from net investment income	(0.28)	(0.18)	(0.26)	(0.39)	(0.41)
Distribution from capital	– –	(0.05)	– –	– –	– –
Distributions from net realized gains	– –	(0.05)	– –	– –	– –
Total distributions	(0.28)	(0.28)	(0.26)	(0.39)	(0.41)
Net asset value at end of period	$10.15	$10.21	$10.46	$10.63	$10.83
Total return[3]	2.16%	0.22%	0.88%	1.75%	6.77%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$14,426	$20,154	$14,194	$18,028	$7,389
Ratios of expenses to average net assets
Net expenses	1.79%	1.75%	1.80%	1.82%	1.81%
Net expenses (excluding interest expense)	1.79%	1.75%	1.80%	1.82%	1.81%
Total expenses	1.90%	1.90%	1.98%	2.06%	2.03%
Ratios of net investment income to average net assets
After advisory/administration fee waivers	2.96%	2.66%	2.45%	3.13%	3.93%
Before advisory/administration fee waivers	2.85%	2.51%	2.27%	2.89%	3.71%
Portfolio turnover rate	92%	194%	200%	143%	183%

1  Audited by other auditors.

2  Calculated using the average shares outstanding method.

3  Neither front-end sales load nor contingent deferred sales load is reflected.

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BlackRock

Intermediate Bond Portfolio II

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Dollar-Weighted Average Maturity: The average maturity of the fund is the average amount of time until the organizations that issued the debt securities in the fund's portfolio must pay off the principal amount of the debt. "Dollar-weighted" means the larger the dollar value of debt security in the fund, the more weight it gets in calculating this average.

Effective October 2, 2006, the Intermediate Bond Portfolio was re-named the Intermediate Bond Portfolio II.

Investment Goal

The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in bonds and maintains an average portfolio duration that is within ±20% of the duration of the Lehman Brothers Intermediate Government/ Credit Index (the benchmark). The fund normally invests at least 80% of its assets in bonds. The fund only buys securities that are rated investment grade at the time of purchase by at least one major rating agency or determined by the fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. In addition, the fund's dollar-weighted average maturity will be between 3 and 10 years.

The management team evaluates sectors of the bond market and individual securities within those sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the benchmark.

The fund invests primarily in dollar-denominated investment grade bonds, but may invest up to 10% of its assets in non-dollar denominated bonds and bonds of emerging market issuers. The fund's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

If a security falls below investment grade, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or

32

before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential

IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Lehman Brothers Intermediate Government/Credit Index: An unmanaged index comprised of U.S. Government securities or investment grade credit securities from the more comprehensive Lehman Brothers U.S. Aggregate Index. This index concentrates on intermediate maturity bonds and thus excludes all maturities from the broader index that are 10 years or greater.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

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mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting non-U.S. investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past, and may do so again in the future, as a result of economic and political turmoil in many of these countries.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and

34

credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet

35

segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers Intermediate Government/Credit Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

Investor B Shares were launched in February 1998 and Investor C Shares were launched in October 1998. The performance of Investor B and Investor C Shares for the period before they were launched is based on the performance of Institutional Shares, adjusted to reflect the class specific fees applicable to Investor B and Investor C Shares, respectively, at the time of such share class's launch. This information may be considered when assessing the fund's performance, but does not represent the actual performance of these share classes.

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As of 12/31  Investor A Shares

ANNUAL TOTAL RETURNS*

Intermediate Bond II

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
Intermediate Bond II; Inv A
Return Before Taxes	-0.50%	3.37%	4.93%	09/17/93
Return After Taxes on Distributions	-1.87%	1.77%	2.86%
Return After Taxes on Distributions and Sale of Shares	-0.34%	1.97%	2.94%
Intermediate Bond II; Inv B
Return Before Taxes	-1.60%	3.08%	4.71%	09/17/93
Intermediate Bond II; Inv C
Return Before Taxes	1.95%	3.43%	4.55%	09/17/93
LB Intermediate Govt./Cred. (Reflects no deduction for fees, expense or taxes)	4.08%	4.53%	5.81%	N/A

  *  The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions.

    Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Investor B and C Shares will vary.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal

These returns assume payment of applicable sales charges.

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IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund's distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Shareholder Fees

(Fees paid directly from your investment)

	A Shares	B Shares		C Shares
Maximum Sales Charge (Load) Imposed on Purchases* (as percentage of offering price)	4.0%	0.0%		0.0%
Maximum Deferred Sales Charge (Load) (as percentage of offering price)	0.0%	4.5	%**	1.0	%***

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

	A Shares	B Shares	C Shares
Advisory fees	.50%	.50%	.50%
Distribution (12b-1) fees	– –%	.75%	.75%
Other expenses	.57%	.65%	.55%
Service fees	.25%	.25%	.25%
Other	.32%	.40%	.30%
Acquired fund fees and expenses[1]	– –%	– –%	– –%
Total annual fund operating expenses	1.07%	1.90%	1.80%
Fee waivers and expense reimbursements[2]	.12%	.20%	.10%
Net expenses[2]	.95%	1.70%	1.70%

  *  Reduced front-end sales charges may be available (see the section "Can the Sales Charge be Reduced or Eliminated?" for more information regarding the reduction of front-end sales charges). A CDSC of 0.50% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

  **  The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See the section "Purchase of Investor B Shares" for complete schedule of CDSCs.)

  ***  There is no CDSC on C Shares after one year.

  1  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit expenses to 0.95% (for Investor A Shares) and 1.70% (for Investor B and C Shares) (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. Including voluntary waivers, the net expenses for Investor A Shares of the fund are estimated to be 0.90%, and for Investor C Shares of the fund are estimated to be 1.63% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses). These voluntary waivers may be terminated at any time. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at

38

the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
A Shares*	$493	$715	$955	$1,643
B Shares**
Redemption	$623	$928	$1,208	$1,888	***
B Shares
No Redemption	$173	$578	$1,008	$1,888	***
C Shares**
Redemption	$273	$557	$966	$2,108
C Shares
No Redemption	$173	$557	$966	$2,108

  *  Reflects imposition of sales charge.

  **  Reflects deduction of CDSC.

  ***  Based on the conversion of the Investor B Shares to Investor A Shares after seven years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Keith Anderson, Managing Director of BFM since 1988 and Vice Chairman since 2006, Scott Amero, Managing Director of BFM since 1990, Matthew Marra, Managing Director of BlackRock since 2006, and Andrew J. Phillips, Managing Director of BFM since 1999.

Mr. Anderson is responsible for global fixed income strategy, asset allocation and the overall management of client portfolios. In this capacity, he coordinates BlackRock's team of portfolio managers and credit analysts who specialize in the government, agency,

39

corporate and mortgage sectors and sub-sectors, worldwide. He is the Global Chief Investment Officer for Fixed Income, a member of BlackRock's Management and Executive Committees and Chairman of the Investment Strategy Group.

Mr. Amero is co-head of BlackRock's fixed income portfolio management team, a member of the Management Committee and co-chair of the Fixed Income Investment Strategy Group. Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. He is also the head of global fixed income research.

With BlackRock since 1995, Mr. Marra is a member of the Investment Strategy Group and his primary responsibility is the consistent implementation of investment strategies across all total return accounts with an emphasis on interest rate products. Mr. Marra has been a member of BlackRock's fixed income team since 1997.

Mr. Phillips is a member of the Investment Strategy Group and his primary responsibility is the consistent implementation of investment strategies across all total return accounts, with a sector emphasis on mortgage securities. Mr. Phillips has been a member of BlackRock's fixed income team since 1991.

Mr. Amero and Mr. Anderson have been members of the team managing the fund since 1995 and Mr. Marra and Mr. Phillips since 2006. Mr. Amero has been a portfolio co-manager of the fund since 1995, Mr. Anderson since 1999 and Mr. Marra and Mr. Phillips since 2006.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

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Financial Highlights

The financial information in the tables below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Investor A, B or C Share Outstanding Throughout Each Period)

Intermediate Bond Portfolio II

	INVESTOR A SHARES					INVESTOR B SHARES
	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$9.32	$9.57	$9.88	$9.81	$9.71	$9.32	$9.57	$9.89	$9.81	$9.72
Income from investment operations
Net investment income	0.35 [2]	0.32 [2]	0.31 [2]	0.43	0.49	0.27 [2]	0.24 [2]	0.23 [2]	0.36	0.43
Net gain (loss) on investments (both realized and unrealized)	(0.07)	(0.20)	(0.09)	0.14	0.19	(0.06)	(0.20)	(0.09)	0.14	0.17
Total from investment operations	0.28	0.12	0.22	0.57	0.68	0.21	0.04	0.14	0.50	0.60
Less distributions
Distributions from net investment income	(0.36)	(0.29)	(0.31)	(0.48)	(0.48)	(0.29)	(0.21)	(0.24)	(0.40)	(0.41)
Distributions from net realized gains	– –	(0.08)	(0.22)	(0.02)	(0.10)	– –	(0.08)	(0.22)	(0.02)	(0.10)
Total distributions	(0.36)	(0.37)	(0.53)	(0.50)	(0.58)	(0.29)	(0.29)	(0.46)	(0.42)	(0.51)
Redemption fees added to paid-in capital	– – [3]	– –	– –	– –	– –	– – [3]	– –	– –	– –	– –
Net asset value at end of period	$9.24	$9.32	$9.57	$9.88	$9.81	$9.24	$9.32	$9.57	$9.89	$9.81
Total return[4]	3.09%[5]	1.20%	2.33%	5.92%	7.32%	2.29%[5]	0.44%	1.46%	5.24%	6.41%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$27,545	$31,272	$33,977	$38,547	$26,805	$7,937	$10,594	$14,106	$12,850	$6,291
Ratios of expenses to average net assets
Net expenses	0.89%	0.86%	0.93%	0.94%	1.12%	1.67%	1.61%	1.68%	1.69%	1.86%
Net expenses (excluding interest expense)	0.89%	0.86%	0.93%	0.94%	1.07%	1.67%	1.61%	1.68%	1.69%	1.81%
Total expenses	1.18%	1.18%	1.29%	1.21%	1.33%	1.88%	1.83%	1.94%	1.96%	2.07%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	3.76%	3.34%	3.20%	4.46%	5.22%	2.97%	2.59%	2.45%	3.67%	4.45%
Before advisory/administration and other fee waivers	3.47%	3.02%	2.83%	4.19%	5.01%	2.76%	2.37%	2.18%	3.40%	4.24%
Portfolio turnover rate	113%	194%	216%	220%	239%	113%	194%	216%	220%	239%

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Continued

FINANCIAL HIGHLIGHTS

(For an Investor A, B or C Share Outstanding Throughout Each Period)

Intermediate Bond Portfolio II

	INVESTOR C SHARES
	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$9.33	$9.57	$9.89	$9.82	$9.72
Income from investment operations
Net investment income	0.28 [2]	0.25 [2]	0.23 [2]	0.35	0.42
Net gain (loss) on investments (both realized and unrealized)	(0.07)	(0.20)	(0.09)	0.14	0.19
Total from investment operations	0.21	0.05	0.14	0.49	0.61
Less distributions
Distributions from net investment income	(0.29)	(0.21)	(0.24)	(0.40)	(0.41)
Distributions from net realized gains	– –	(0.08)	(0.22)	(0.02)	(0.10)
Total distributions	(0.29)	(0.29)	(0.46)	(0.42)	(0.51)
Redemption fees added to paid-in capital	– – [3]	– –	– –	– –	– –
Net asset value at end of period	$9.25	$9.33	$9.57	$9.89	$9.82
Total return[4]	2.33%[5]	0.54%	1.46%	5.13%	6.52%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$8,408	$9,204	$14,334	$13,046	$3,950
Ratios of expenses to average net assets
Net expenses	1.62%	1.61%	1.67%	1.68%	1.85%
Net expenses (excluding interest expense)	1.62%	1.61%	1.67%	1.68%	1.80%
Total expenses	1.82%	1.83%	1.93%	1.95%	2.06%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	3.02%	2.59%	2.45%	3.51%	4.37%
Before advisory/administration and other fee waivers	2.82%	2.37%	2.18%	3.25%	4.16%
Portfolio turnover rate	113%	194%	216%	220%	239%

1  Audited by other auditors.

2  Calculated using the average shares outstanding method.

3  Redemption fees added to paid-in capital are less than $0.005 per share.

4  Neither front-end sales load nor contingent deferred sales load is reflected.

5  Redemption fee of 2.00% is reflected in total return calculation. There was no impact to the return.

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BlackRock

Intermediate Bond Portfolio

Effective October 2, 2006, the Intermediate PLUS Bond Portfolio was re-named the Intermediate Bond Portfolio.

Investment Goal

The fund seeks to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in bonds and maintains an average portfolio duration that is within ±20% of the duration of the Lehman Brothers Intermediate Aggregate Index (the benchmark). The fund normally invests at least 80% of its assets in bonds. The fund's dollar-weighted average maturity will be between 3 and 10 years.

The management team evaluates sectors of the bond market and individual securities within these sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team believes that they have the potential for above-average total return. The fund measures its performance against the benchmark.

The fund invests primarily in dollar-denominated investment grade bonds, but may invest up to 20% of its assets in any combination of non-investment grade bonds (high yield or junk bonds), non-dollar denominated bonds and bonds of emerging market issuers. The fund's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

Non-investment grade bonds acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor's or Ba or lower by Moody's) or will be determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Dollar-Weighted Average Maturity: The average maturity of the fund is the average amount of time until the organizations that issued the debt securities in the fund's portfolio must pay off the principal amount of the debt. "Dollar-weighted" means the larger the dollar value of debt security in the fund, the more weight it gets in calculating this average.

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IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

High Yield Bonds: Sometimes referred to as "junk bonds", these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Lehman Brothers Intermediate Aggregate Index: An unmanaged index comprised of U.S. investment grade fixed income securities including, government and corporate securities, mortgage pass-through securities, and asset-backed securities from the more comprehensive Lehman Brothers U.S. Aggregate Index. The index concentrates on intermediate maturity bonds and thus excludes all maturities from the broader index below one year and above 9.9 years.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell instruments of those types at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

The fund makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally

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be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. The fund's investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

The fund may invest up to 20% of its assets in any combination of non-investment grade bonds (high yield or junk bonds), non-dollar denominated bonds and bonds of emerging market issuers. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting non-U.S. investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past, and may do so again in the future, as a result of economic and political turmoil in many of these countries.

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Non-investment grade securities carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also impact the market for lower-rated securities and the fund.

The market for high yield bonds is not as liquid as the markets for higher rated securities. This means that it may be harder to buy and sell high yield bonds, especially on short notice, and high yield bonds may be more difficult for the fund to value accurately than higher rated securities. The market for high yield bonds could also be impacted by legal or tax changes.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with

46

the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

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These returns assume payment of applicable sales charges.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance will vary and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers Intermediate Aggregate Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31  Investor A Shares

ANNUAL TOTAL RETURNS*

Intermediate Bond

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	Since Inception	Inception Date[1]
Intermediate Bond; Inv A
Return Before Taxes	-0.46%	0.80%	08/18/04
Return After Taxes on Distributions	-1.87%	-0.24%
Return After Taxes on Distributions and Sale of Shares	-0.32%	0.08%
Intermediate Bond; Inv B
Return Before Taxes	-1.78%	0.36%	08/18/04
Intermediate Bond; Inv C
Return Before Taxes	1.67%%	1.77%	08/18/04
Lehman Brothers Intermediate Agg.
(Reflects no deduction for fees, expenses or taxes)	4.58%	3.38%	N/A

  *  The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions.

    Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

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After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Investor B and C Shares will vary.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Shareholder Fees

(Fees paid directly from your investment)

	A Shares	B Shares		C Shares
Maximum Sales Charge (Load) Imposed on Purchases* (as percentage of offering price)	4.0%	0.0%		0.0%
Maximum Deferred Sales Charge (Load) (as percentage of offering price)	0.0%	4.5	%**	1.0	%***

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

	A Shares	B Shares	C Shares
Advisory fees	.50%	.50%	.50%
Distribution (12b-1) fees	– –%	.75%	.75%
Other expenses	.93%	.82%	.72%
Service fees	.25%	.25%	.25%
Other	.68%	.57%	.47%
Acquired fund fees and expenses[1]	– –%	– –%	– –%
Total annual fund operating expenses	1.43%	2.07%	1.97%
Fee waivers and expense reimbursements[2]	.53%	.42%	.32%
Net expenses[2]	.90%	1.65%	1.65%

  *  Reduced front-end sales charges may be available (See the section "Can the Sales Charge be Reduced or Eliminated?" for more information regarding the reduction of front-end sales charges). A CDSC of 0.50% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

  **  The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See the section "Purchase of Investor B Shares" for complete schedule of CDSCs.)

  ***  There is no CDSC on C Shares after one year.

  1  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit expenses to 0.90% (for Investor A Shares) and 1.65% (for Investor B and C Shares) (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund's distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

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Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period.

Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
A Shares*	$488	$784	$1,102	$2,001
B Shares**
Redemption	$618	$1,144	$1,275	$2,125	***
B Shares
No Redemption	$168	$794	$1,075	$2,125	***
C Shares**
Redemption	$268	$671	$1,033	$2,270
C Shares
No Redemption	$168	$671	$1,032	$2,270

  *  Reflects imposition of sales charge.

  **  Reflects deduction of CDSC.

  ***  Based on the conversion of Investor B Shares to Investor A Shares after seven years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Keith Anderson, Managing Director of BFM since 1988 and Vice Chairman since 2006, Scott Amero, Managing Director of BFM since 1990, Matthew Marra, Managing Director of BlackRock since 2006, and Andrew J. Phillips, Managing Director of BFM since 1999.

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Mr. Anderson is responsible for global fixed income strategy, asset allocation and the overall management of client portfolios. In this capacity, he coordinates BlackRock's team of portfolio managers and credit analysts who specialize in the government, agency, corporate and mortgage sectors and sub-sectors, worldwide. He is the Global Chief Investment Officer for Fixed Income, a member of BlackRock's Management and Executive Committees and Chairman of the Investment Strategy Group.

Mr. Amero is co-head of BlackRock's fixed income portfolio management team, a member of the Management Committee and co-chair of the Fixed Income Investment Strategy Group. Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. He is also the head of global fixed income research.

With BlackRock since 1995, Mr. Marra is a member of the Investment Strategy Group and his primary responsibility is the consistent implementation of investment strategies across all total return accounts with an emphasis on interest rate products. Mr. Marra has been a member of BlackRock's fixed income team since 1997.

Mr. Phillips is a member of the Investment Strategy Group and his primary responsibility is the consistent implementation of investment strategies across all total return accounts, with a sector emphasis on mortgage securities. Mr. Phillips has been a member of BlackRock's fixed income team since 1991.

Mr. Anderson and Mr. Amero have been portfolio co-managers of the fund since inception and Mr. Marra and Mr. Phillips since 2006.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

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Financial Highlights

The financial information in the tables below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP. Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Investor A, B or C Share Outstanding Throughout Each Period)

Intermediate Bond Portfolio

	INVESTOR A SHARES			INVESTOR B SHARES			INVESTOR C SHARES
	Year Ended 9/30/06	Year Ended 9/30/05	For the Period 8/18/04[1] through 9/30/04	Year Ended 9/30/06	Year Ended 9/30/05	For the Period 8/18/04[1] through 9/30/04	Year Ended 9/30/06		Year Ended 9/30/05		For the Period 8/18/04[1] through 9/30/04
Net asset value at beginning of period	$10.02	$10.06	$10.00	$10.01	$10.06	$10.00		$10.13		$10.06	$10.00
Income from investment operations
Net investment income	0.40 [2]	0.33 [2]	0.06 [2]	0.32 [2]	0.23 [2]	0.06 [2]		0.32 [2]		0.19 [2]	0.06 [2]
Net loss on investments (both realized and unrealized)	(0.10)	(0.17)	– –	(0.08)	(0.15)	– –		(0.09)		(0.11)	– –
Total from investment operations	0.30	0.16	0.06	0.24	0.08	0.06		0.23		0.08	0.06
Less distributions
Distributions from net investment income	(0.40)	(0.19)	– –	(0.32)	(0.12)	– –		(0.26)		– –	– –
Distributions from net realized gains	– –	(0.01)	– –	– –	(0.01)	– –		– –		(0.01)	– –
Total distributions	(0.40)	(0.20)	– –	(0.32)	(0.13)	– –		(0.26)		(0.01)	– –
Net asset value at end of period	$9.92	$10.02	$10.06	$9.93	$10.01	$10.06		$10.10		$10.13	$10.06
Total return[3]	3.04%	1.60%	0.60%[4]	2.42%	0.81%	0.60%[4]		2.37%		0.78%	0.60%[4]
Ratios/Supplemental data
Net assets at end of period (in thousands)	$46	$20	– – [5]	$2	$2	– – [5]	$	– – [5]	$	– – [5]	– – [5]
Ratios of expenses to average net assets
Net expenses	0.86%	0.80%	0.81%[6]	1.58%	1.55%	1.56%[6]		1.60%		1.55%	1.56%[6]
Net expenses (excluding interest expenses)	0.86%	0.80%	0.81%[6]	1.58%	1.55%	1.56%[6]		1.60%		1.55%	1.56%[6]
Total expenses	1.52%	1.52%	3.87%[6]	5.75%	2.17%	4.52%[6]		24.98%		2.17%	4.52%[6]
Ratios of net investment income (loss) to average net assets
After advisory/administration and other fee waivers	3.96%	3.37%	3.50%[6]	3.17%	2.62%	2.75%[6]		3.15%		2.62%	2.75%[6]
Before advisory/administration and other fee waivers	3.30%	2.65%	0.44%[6]	(1.00)%	2.00%	(0.21)%[6]		(20.23)%		2.00%	(0.21)%[6]
Portfolio turnover rate	142%	217%	114%	142%	217%	114%		142%		217%	114%

1  Commencement of operations of share class.

2  Calculated using the average shares outstanding method.

3  Neither front-end sales load nor contingent deferred sales load is reflected.

4  Not annualized.

5  Net assets end of period are less than $500.

6  Annualized.

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BlackRock

Total Return Portfolio II

Effective October 2, 2006, the Core Bond Total Return Portfolio was re-named the Total Return Portfolio II.

Investment Goal

The fund seeks to realize a total return that exceeds that of the Lehman Brothers U.S. Aggregate Index (the benchmark).

Primary Investment Strategies

In pursuit of this goal, the fund normally invests at least 80% of its assets in bonds and maintains an average portfolio duration that is within ±20% of the duration of the benchmark.

The management team evaluates sectors of the bond market and individual securities within these sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the benchmark.

The fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The fund's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

The fund only buys securities that are rated investment grade at the time of purchase by at least one major rating agency or determined by the fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

If a security falls below investment grade, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

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IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Lehman Brothers U.S. Aggregate Index: An unmanaged index comprised of more than 5,000 taxable bonds. This is an index of investment grade bonds. All securities included must be rated investment grade by Moody's, Standard & Poor's or Fitch.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will

54

reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally,

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BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

The fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

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High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers U.S. Aggregate Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

Investor C Shares were launched in February 1997. The performance of Investor C Shares for the period before they were launched is based on the performance of Institutional Shares adjusted to reflect the class specific fees applicable to Investor C Shares at the time of such share class's launch. This information may be considered when assessing the fund's performance, but does not represent the actual performance of this share class.

As of 12/31/06  Investor A Shares

ANNUAL TOTAL RETURNS*

Total Return II

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These returns assume payment of applicable sales charges.

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
Total Return II; Inv A
Return Before Taxes	-0.28%	3.78%	5.29%	12/09/92
Return After Taxes on Distributions	-1.68%	2.04%	3.06%
Return After Taxes on Distributions and Sales of Shares	-0.21%	2.21%	3.13%
Total Return II; Inv B
Return Before Taxes	-1.43%	3.47%	5.17%	12/09/92
Total Return II; Inv C
Return Before Taxes	1.99%	3.81%	4.92%	12/09/92
Lehman Brothers U.S. Aggregate (Reflects no deduction for fees, expense or taxes)	4.33%	5.06%	6.24%	N/A

  *  The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions.

    Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Investor B and C Shares will vary.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Shareholder Fees

(Fees paid directly from your investment)

	A Shares	B Shares		C Shares
Maximum Sales Charge (Load) Imposed on Purchases* (as percentage of offering price)	4.0%	0.0%		0.0%
Maximum Deferred Sales Charge (Load) (as percentage of offering price)	0.0%	4.5	%**	1.0	%***

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Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

	A Shares	B Shares	C Shares
Advisory fees	.46%	.46%	.46%
Distribution (12b-1) fees	– –%	.75%	.75%
Other expenses	.54%	.62%	.57%
Service fees	.25%	.25%	.25%
Other	.29%	.37%	.32%
Acquired fund fees and expenses[1]	– –%	– –%	– –%
Total annual fund operating expenses	1.00%	1.83%	1.78%
Fee waivers and expense reimbursements[2]	.19%	.18%	.13%
Net expenses[2]	.81%	1.65%	1.65%

  *  Reduced front-end sales charges may be available (see the section "Can the Sales Charge be Reduced or Eliminated?" for more information regarding the reduction of front-end sales charges). A CDSC of 0.50% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

  **  The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See the section "Purchase of Investor B Shares" for complete schedule of CDSCs.)

  ***  There is no CDSC on C Shares after one year.

  1   Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit expenses to 0.81% (for Investor A Shares) and 1.65% (for Investor B and C Shares) (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. Including voluntary waivers, the net expenses for Investor C Shares of the fund are estimated to be 1.61% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses). These voluntary waivers may be terminated at any time. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
A Shares*	$479	$688	$913	$1,559
B Shares**
Redemption	$618	$908	$1,174	$1,813	***
B Shares
No Redemption	$168	$558	$974	$1,813	***
C Shares**
Redemption	$268	$548	$952	$2,084
C Shares
No Redemption	$168	$548	$952	$2,084

  *  Reflects imposition of sales charge.

  **  Reflects deduction of CDSC.

  ***  Based on the conversion of the Investor B Shares to Investor A Shares after seven years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund's distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

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This prospectus offers shareholders different ways to invest with three separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Keith Anderson, Managing Director of BFM since 1988 and Vice Chairman since 2006, Scott Amero, Managing Director of BFM since 1990, Matthew Marra, Managing Director of BlackRock since 2006, and Andrew J. Phillips, Managing Director of BFM since 1999.

Mr. Anderson is responsible for global fixed income strategy, asset allocation and the overall management of client portfolios. In this capacity, he coordinates BlackRock's team of portfolio managers and credit analysts who specialize in the government, agency, corporate and mortgage sectors and sub-sectors, worldwide. He is the Global Chief Investment Officer for Fixed Income, a member of BlackRock's Management and Executive Committees and Chairman of the Investment Strategy Group.

Mr. Amero is co-head of BlackRock's fixed income portfolio management team, a member of the Management Committee and co-chair of the Fixed Income Investment Strategy Group. Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. He is also the head of global fixed income research.

With BlackRock since 1995, Mr. Marra is a member of the Investment Strategy Group and his primary responsibility is the consistent implementation of investment strategies across all total return accounts with an emphasis on interest rate products. Mr. Marra has been a member of BlackRock's fixed income team since 1997.

Mr. Phillips is a member of the Investment Strategy Group and his primary responsibility is the consistent implementation of investment strategies across all total return accounts, with a sector

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emphasis on mortgage securities. Mr. Phillips has been a member of BlackRock's fixed income team since 1991.

Mr. Anderson and Mr. Amero have been members of the team managing the fund since 1992 and Mr. Marra and Mr. Phillips since 2006. Mr. Anderson has been a portfolio co-manager of the fund since 1997, Mr. Amero since 1999 and Mr. Marra and Mr. Phillips since 2006.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

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Financial Highlights

The financial information in the tables below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Investor A, B or C Share Outstanding Throughout Each Period)

Total Return Portfolio II

	INVESTOR A SHARES					INVESTOR B SHARES
	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$9.63	$9.75	$10.01	$10.00	$9.99	$9.62	$9.75	$10.01	$10.00	$9.98
Income from investment operations
Net investment income	0.39 [2]	0.36 [2]	0.35 [2]	0.40	0.47	0.31 [2]	0.29 [2]	0.28 [2]	0.33	0.41
Net gain (loss) on investments (both realized and unrealized)	(0.08)	(0.11)	(0.02)	0.16	0.18	(0.08)	(0.13)	(0.02)	0.16	0.18
Total from investment operations	0.31	0.25	0.33	0.56	0.65	0.23	0.16	0.26	0.49	0.59
Less distributions
Distributions from net investment income	(0.39)	(0.35)	(0.34)	(0.50)	(0.52)	(0.31)	(0.27)	(0.27)	(0.43)	(0.45)
Distributions from net realized gains	(0.05)	(0.02)	(0.25)	(0.05)	(0.12)	(0.05)	(0.02)	(0.25)	(0.05)	(0.12)
Total distributions	(0.44)	(0.37)	(0.59)	(0.55)	(0.64)	(0.36)	(0.29)	(0.52)	(0.48)	(0.57)
Net asset value at end of period	$9.50	$9.63	$9.75	$10.01	$10.00	$9.49	$9.62	$9.75	$10.01	$10.00
Total returns[3]	3.32%	2.54%	3.44%	5.81%	6.75%	2.49%	1.67%	2.66%	5.03%	6.06%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$236,621	$214,196	$132,561	$113,190	$90,460	$38,797	$49,389	$56,758	$70,550	$56,047
Ratios of expenses to average net assets
Net expenses	0.81%	0.81%	0.88%	0.90%	1.08%	1.62%	1.56%	1.63%	1.65%	1.83%
Net expenses (excluding interest expense)	0.81%	0.81%	0.88%	0.90%	1.02%	1.62%	1.56%	1.63%	1.65%	1.76%
Total expenses	1.11%	1.13%	1.23%	1.25%	1.30%	1.81%	1.78%	1.88%	2.00%	2.04%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	4.11%	3.72%	3.65%	4.01%	4.89%	3.31%	2.97%	2.88%	3.26%	4.14%
Before advisory/administration and other fee waivers	3.81%	3.40%	3.30%	3.66%	4.67%	3.12%	2.75%	2.63%	2.91%	3.92%
Portfolio turnover rate	197%	351%	360%	659%[4]	359%	197%	351%	360%	659%[4]	359%

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Continued

FINANCIAL HIGHLIGHTS

(For an Investor A, B or C Share Outstanding Throughout Each Period)

Total Return Portfolio II

	INVESTOR C SHARES
	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$9.63	$9.75	$10.02	$10.01	$9.99
Income from investment operations
Net investment income	0.31 [2]	0.29 [2]	0.28 [2]	0.33	0.42
Net gain (loss) on investments (both realized and unrealized)	(0.07)	(0.12)	(0.03)	0.16	0.17
Total from investment operations	0.24	0.17	0.25	0.49	0.59
Less distributions
Distributions from net investment income	(0.32)	(0.27)	(0.27)	(0.43)	(0.45)
Distributions from net realized gains	(0.05)	(0.02)	(0.25)	(0.05)	(0.12)
Total distributions	(0.37)	(0.29)	(0.52)	(0.48)	(0.57)
Net asset value at end of period	$9.50	$9.63	$9.75	$10.02	$10.01
Total returns[3]	2.52%	1.77%	2.56%	5.02%	6.06%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$63,223	$73,954	$85,717	$81,478	$47,326
Ratios of expenses to average net assets
Net expenses	1.59%	1.56%	1.62%	1.65%	1.82%
Net expenses (excluding interest expense)	1.59%	1.56%	1.62%	1.65%	1.76%
Total expenses	1.78%	1.78%	1.87%	2.00%	2.04%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	3.33%	2.93%	2.89%	3.22%	4.14%
Before advisory/administration and other fee waivers	3.14%	2.71%	2.64%	2.87%	3.92%
Portfolio turnover rate	197%	351%	360%	659%[4]	359%

1  Audited by other Auditors.

2  Calculated using the average shares outstanding method.

3  Neither front-end sales load nor contingent deferred sales load is reflected.

4  Includes dollar roll transactions, excluding these transactions the portfolio turnover would have been 257%.

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BlackRock

Total Return Portfolio

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Effective October 2, 2006, the Core PLUS Total Return Portfolio was re-named the Total Return Portfolio.

Investment Goal

The fund seeks to realize a total return that exceeds that of the Lehman Brothers U.S. Aggregate Index (the benchmark).

Primary Investment Strategies

In pursuit of this goal, the fund normally invests at least 80% of its assets in bonds and maintains an average portfolio duration that is within ± 20% of the duration of the benchmark.

The management team evaluates sectors of the bond market and individual securities within these sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team believes that they have the potential for above-average total return. The fund measures its performance against the benchmark.

The fund invests primarily in dollar-denominated investment grade bonds, but may invest up to 20% of its assets in any combination of non-investment grade bonds (high yield or junk bonds), non-dollar denominated bonds and bonds of emerging market issuers. The fund's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

Non-investment grade bonds acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor's or Ba or lower by Moody's) or will be determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell instruments of those types at a specific price on a specific date. A swap is an agreement whereby

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one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more

IMPORTANT DEFINITIONS

High Yield Bonds: Sometimes referred to as "junk bonds", these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Lehman Brothers U.S. Aggregate Index: An unmanaged index comprised of more than 5,000 taxable bonds. This is an index of investment grade bonds. All securities included must be rated investment grade by Moody's, Standard & Poor's or Fitch.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

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sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. The fund's investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

The fund may invest up to 20% of its assets in any combination of non-investment grade bonds (high yield or junk bonds), non-dollar denominated bonds and bonds of emerging market issuers. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting non-U.S. investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past, and may do so again in the future, as a result of economic and political turmoil in many of these countries.

Non-investment grade securities carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and

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down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also impact the market for lower-rated securities and the fund.

The market for high yield bonds is not as liquid as the markets for higher rated securities. This means that it may be harder to buy and sell high yield bonds, especially on short notice, and high yield bonds may be more difficult for the fund to value accurately than higher rated securities. The market for high yield bonds could also be impacted by legal or tax changes.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition,

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some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

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Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers U.S. Aggregate Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31  Investor A Shares

ANNUAL TOTAL RETURNS*

Total Return

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	Since Inception	Inception Date[1]
Total Return; Inv A
Return Before Taxes	-0.37%	3.65%	3.79%	12/07/01
Return After Taxes on Distributions	-1.78%	2.10%	2.24%
Return After Taxes on Distributions and Sale of Shares	-0.26%	2.20%	2.33%
Total Return; Inv B
Return Before Taxes	-1.42%	3.40%	3.73%	12/07/01
Total Return; Inv C
Return Before Taxes	1.98%	3.73%	3.89%	12/07/01

Lehman Brothers U.S. Aggregate (Reflects no deduction for fees, expenses or taxes)	4.33%	5.06%	5.17%	N/A

  *  The information for the fund in the chart and table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions.

    Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on

These returns assume payment of applicable sales charges.

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IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund's distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Investor B and C Shares will vary.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Shareholder Fees

(Fees paid directly from your investment)

	A Shares	B Shares		C Shares
Maximum Sales Charge (Load) Imposed on Purchases* (as percentage of offering price)	4.0%	0.0%		0.0%
Maximum Deferred Sales Charge (Load) (as percentage of offering price)	0.0%	4.5	%**	1.0	%***

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

	A Shares	B Shares	C Shares
Advisory fees	.50%	.50%	.50%
Distribution (12b-1) fees	– –%	.75%	.75%
Other expenses	.73%	.78%	.79%
Service fees	.25%	.25%	.25%
Other	.48%	.53%	.54%
Acquired fund fees and expenses[1]	– –%	– –%	– –%
Total annual fund operating expenses	1.23%	2.03%	2.04%
Fee waivers and expense reimbursements[2]	.33%	.38%	.39%
Net expenses[2]	.90%	1.65%	1.65%

  *  Reduced front-end sales charges may be available (see the section "Can the Sales Charge be Reduced or Eliminated?" for more information regarding the reduction of front-end sales charges). A CDSC of 0.50% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

  **  The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See the section "Purchase of Investor B Shares" for complete schedule of CDSCs.)

  ***  There is no CDSC on C Shares after one year.

  1   Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit expenses to 0.90% (for Investor A Shares) and 1.65% (for Investor B and C Shares) (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

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Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
A Shares*	$488	$743	$1,018	$1,801
B Shares**
Redemption	$618	$950	$1,258	$2,025	***
B Shares
No Redemption	$168	$600	$1,058	$2,025	***
C Shares**
Redemption	$268	$602	$1,062	$2,338
C Shares
No Redemption	$168	$602	$1,062	$2,338

  *  Reflects imposition of sales charge.

  **  Reflects deduction of CDSC.

  ***  Based on the conversion of the Investor B Shares to Investor A Shares after seven years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your Shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Keith Anderson, Managing Director of BFM since 1988 and Vice Chairman since 2006, Scott Amero, Managing Director of BFM since 1990, Matthew Marra, Managing Director of BlackRock since 2006, and Andrew J. Phillips, Managing Director of BFM since 1999.

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Mr. Anderson is responsible for global fixed income strategy, asset allocation and the overall management of client portfolios. In this capacity, he coordinates BlackRock's team of portfolio managers and credit analysts who specialize in the government, agency, corporate and mortgage sectors and sub-sectors, worldwide. He is the Global Chief Investment Officer for Fixed Income, a member of BlackRock's Management and Executive Committees and Chairman of the Investment Strategy Group.

Mr. Amero is co-head of BlackRock's fixed income portfolio management team, a member of the Management Committee and co-chair of the Fixed Income Investment Strategy Group. Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. He is also the head of global fixed income research.

With BlackRock since 1995, Mr. Marra is a member of the Investment Strategy Group and his primary responsibility is the consistent implementation of investment strategies across all total return accounts with an emphasis on interest rate products. Mr. Marra has been a member of BlackRock's fixed income team since 1997.

Mr. Phillips is a member of the Investment Strategy Group and his primary responsibility is the consistent implementation of investment strategies across all total return accounts, with a sector emphasis on mortgage securities. Mr. Phillips has been a member of BlackRock's fixed income team since 1991.

Mr. Anderson and Mr. Amero have been portfolio co-managers of the fund since inception and Mr. Marra and Mr. Phillips since 2006.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

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Financial Highlights

The financial information in the tables below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Investor A, B or C Share Outstanding Throughout Each Period)

Total Return Portfolio

	INVESTOR A SHARES					INVESTOR B SHARES
	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	For the period 12/7/01[1,2] through 9/30/02	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	For the period 12/7/01[1,2] through 9/30/02
Net asset value at beginning of period	$10.28	$10.35	$10.46	$10.31	$10.00	$10.27	$10.34	$10.46	$10.31		$10.00
Income from investment operations
Net investment income	0.40 [3]	0.36 [3]	0.33 [3]	0.37	0.08	0.33 [3]	0.29 [3]	0.25 [3]	0.29		0.43
Net gain (loss) on investments (both realized and unrealized)	(0.07)	(0.07)	– –	0.29	0.59	(0.08)	(0.08)	– –	0.29		0.21
Total from investment operations	0.33	0.29	0.33	0.66	0.67	0.25	0.21	0.25	0.58		0.64
Less distributions
Distributions from net investment income	(0.41)	(0.36)	(0.31)	(0.45)	(0.36)	(0.33)	(0.28)	(0.24)	(0.37)		(0.33)
Distributions from net realized gains	(0.05)	– –	(0.13)	(0.06)	– –	(0.05)	– –	(0.13)	(0.06)		– –
Total distributions	(0.46)	(0.36)	(0.44)	(0.51)	(0.36)	(0.38)	(0.28)	(0.37)	(0.43)		(0.33)
Net asset value at end of period	$10.15	$10.28	$10.35	$10.46	$10.31	$10.14	$10.27	$10.34	$10.46		$10.31
Total return[4]	3.28%	2.79%	3.25%	6.47%	6.88%[5]	2.50%	2.02%	2.38%	5.68%		6.46%[5]
Ratios/Supplemental data
Net assets at end of period (in thousands)	$298	$88	$9	$8	$2	$226	$137	$103	$80	$	– – [6]
Ratios of expenses to average net assets
Net expenses	0.88%	0.80%	0.86%	0.90%	0.99%[7]	1.62%	1.56%	1.63%	1.65%		1.74%[7]
Net expenses (excluding interest expense)	0.88%	0.80%	0.86%	0.90%	0.99%[7]	1.62%	1.56%	1.63%	1.65%		1.74%[7]
Total expenses	2.13%	1.19%	1.28%	1.25%	1.40%[7]	3.30%	1.84%	1.97%	2.00%		2.15%[7]
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	4.03%	3.56%	3.21%	3.12%	3.33%[7]	3.29%	2.84%	2.46%	2.36%		2.58%[7]
Before advisory/administration and other fee waivers	2.78%	3.17%	2.79%	2.77%	2.91%[7]	1.61%	2.56%	2.12%	2.01%		2.16%[7]
Portfolio turnover rate	192%	358%	412%	1,021%[8]	330%	192%	358%	412%	1,021%[8]		330%

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Continued

FINANCIAL HIGHLIGHTS

(For an Investor A, B or C Share Outstanding Throughout Each Period)

Total Return Portfolio

	INVESTOR C SHARES
	Year ended 9/30/06	Year ended 9/30/05	Year Ended 9/30/04		Year Ended 9/30/03[1]		For the period 12/7/01[1,2] through 9/30/02
Net asset value at beginning of period	$10.26	$10.33		$10.46		$10.31		$10.00
Income from investment operations
Net investment income[3]	0.33 [3]	0.28 [3]		0.27 [3]		0.29		0.43
Net gain (loss) on investments (both realized and unrealized)[3]	(0.08)	(0.07)		(0.03)		0.29		0.21
Total from investment operations	0.25	0.21		0.24		0.58		0.64
Less distributions
Distributions from net investment income	(0.33)	(0.28)		(0.24)		(0.37)		(0.33)
Distributions from net realized gains	(0.05)	– –		(0.13)		(0.06)		– –
Total distributions	(0.38)	(0.28)		(0.37)		(0.43)		(0.33)
Net asset value at end of period	$10.13	$10.26		$10.33		$10.46		$10.31
Total return[4]	2.50%	2.02%		2.28%		5.68%		6.46%[5]
Ratios/Supplemental data
Net assets at end of period (in thousands)	$102	$53	$	– – [6]	$	– – [6]	$	– – [6]
Ratios of expenses to average net assets
Net expenses	1.62%	1.55%		1.63%		1.65%		1.74%[7]
Net expenses (excluding interest expense)	1.62%	1.56%		1.63%		1.65%		1.74%[7]
Total expenses	10.03%	1.84%		1.97%		2.00%		2.15%[7]
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers[3]	3.27%	2.78%		2.46%		2.37%		2.58%[7]
Before advisory/administration and other fee waivers[3]	(5.14)%	2.49%		2.12%		2.02%		2.16%[7]
Portfolio turnover rate	192%	358%		412%		1,021%[8]		330%

1  Audited by other auditors.

2  Commencement of operations of share class.

3  Calculated using the average shares outstanding method.

4  Neither front-end sales load nor contingent deferred sales load is reflected.

5  Not Annualized.

6  Net assets end of period are less than $500.

7  Annualized.

8  Includes dollar roll transactions, excluding these transactions the portfolio turnover would have been 319%.

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BlackRock

Government Income Portfolio

Investment Goal

The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in the highest rated government and agency bonds in the ten to fifteen year maturity range and in mortgages guaranteed by the U.S. Government or its agencies. The fund normally invests at least 80% of its assets in bonds issued or guaranteed by the U.S. Government and its agencies. Securities purchased by the fund are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

The management team evaluates sectors of the bond market and individual securities within those sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against a customized weighted index comprised of the returns of the Lehman Brothers Mortgage-Backed Securities Index (50%) and the Merrill Lynch 10-Year Treasury Index (50%) (the benchmark).

If a security falls below the highest rating category, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

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IMPORTANT DEFINITIONS

Lehman Brothers Mortgage-Backed Securities Index: An index that includes the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC) that meet the maturity and liquidity criteria.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Merrill Lynch 10-Year Treasury Index: A one-security index consisting of the current "on-the-run" 10-year issue.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest with another party for that other party's obligation to pay or its right to receive another type of interest in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

A main risk of investing in the fund is interest rate risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below recent historical average rates. This decline may have increased the risk that these rates will rise in the future.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as

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borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (GNMA) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA securities also are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC) are solely the obligations of FNMA or FHLMC, as the case may be, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market

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movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of a customized

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weighted index comprised of the returns of the Lehman Brothers Mortgage-Backed Securities Index (50%) and the Merrill Lynch 10-Year Treasury Index (50%), recognized unmanaged indices of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

Investor C Shares were launched in February 1997. The performance of Investor C Shares for the period before they were launched is based on the performance of Investor A Shares adjusted to reflect the class specific fees applicable to Investor C Shares at the time of such share class's launch. This information may be considered when assessing the fund's performance, but does not represent the actual performance of this share class.

As of 12/31

ANNUAL TOTAL RETURNS*

Government Income

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
Government Income; Inv A
Return Before Taxes	-0.97%	4.18%	5.89%	10/03/94
Return After Taxes on Distributions	-2.38%	2.56%	3.71%
Return After Taxes on Distributions and Sale of Shares	-0.65%	2.62%	3.69%
Government Income; Inv B
Return Before Taxes	-2.21%	3.91%	5.77%	10/03/94
Government Income; Inv C
Return Before Taxes	1.38%	4.26%	5.52%	10/03/94
50%Lehman Brothers Mtg./ 50% 10-Yr. Tsy. (Reflects no deduction for fees, expenses or taxes)	3.27%	4.82%	5.94%	N/A

  *  The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions.

    Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

These returns assume payment of applicable sales charges.

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IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund's distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Investor B and C Shares will vary.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Shareholder Fees

(Fees paid directly from your investment)

	A Shares	B Shares		C Shares
Maximum Sales Charge (Load) Imposed on Purchases* (as percentage of offering price)	4.0%	0.0%		0.0%
Maximum Deferred Sales Charge (Load) (as percentage of offering price)	0.0%	4.5	%**	1.0	%***

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

	A Shares	B Shares	C Shares
Advisory fees	.50%	.50%	.50%
Distribution (12b-1) fees	– –%	.75%	.75%
Other expenses	.59%	.73%	.59%
Service fees	.25%	.25%	.25%
Other	.34%	.48%	.34%
Acquired fund fees and expenses[1]	– –%	– –%	– –%
Total annual fund operating expenses	1.09%	1.98%	1.84%
Fee waivers and expense reimbursements[2]	.02%	.16%	.02%
Net expenses[2]	1.07%	1.82%	1.82%

  *  Reduced front-end sales charges may be available (see the section "Can the Sales Charge be Reduced or Eliminated" for more information regarding the reduction of front-end sales charges). A CDSC of 0.50% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

  **  The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See the section "Purchase of Investor B Shares" for complete schedule of CDSCs.)

  ***  There is no CDSC on C Shares after one year.

  1  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit expenses to 1.07% (for Investor A Shares) and 1.82% (for Investor B and C Shares) (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. Including voluntary waivers, the net expenses for Investor A Shares of the

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fund are estimated to be 0.90%, for Investor B Shares of the fund are estimated to be 1.79%, and for C Shares of the fund are estimated to be 1.65% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses). These voluntary waivers may be terminated at any time. See the "Management" section for a discussion of these waivers and reimbursements. In addition, BlackRock has agreed to voluntarily waive or reimburse fees or expenses such that net expenses would not exceed 0.95% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) for Investor A Shares. This voluntary waiver or reimbursement may be reduced or discontinued at any time; however, BlackRock has agreed not to reduce or discontinue this waiver or reimbursement for a period of two years after the closing of the reorganization of the fund and a mutual fund formerly managed by Merrill Lynch Investment Managers unless approved by the Fund's trustees, including a majority of the non-interested trustees.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
A Shares*	$505	$731	$975	$1,674
B Shares**
Redemption	$635	$956	$1,253	$1,955	***
B Shares
No Redemption	$185	$606	$1,053	$1,955	***
C Shares**
Redemption	$285	$577	$994	$2,157
C Shares
No Redemption	$185	$577	$994	$2,157

  *  Reflects imposition of sales charge.

  **  Reflects deduction of CDSC.

  ***  Based on the conversion of the Investor B Shares to Investor A Shares after seven years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

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Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Andrew J. Phillips, Managing Director of BFM since 1999, and Eric Pellicciaro, Managing Director of BFM since 2005.

Mr. Phillips is a member of the Investment Strategy Group and his primary responsibility is the consistent implementation of investment strategies across all total return accounts, with a sector emphasis on mortgage securities.

Mr. Pellicciaro is a member of the Investment Strategy Group and the lead mortgage sector specialist. His primary responsibility is managing client portfolios, with a sector emphasis on fixed-rate mortgage securities, including pass-throughs and CMOs. Mr. Pellicciaro started his career in the Financial Modeling Group at BlackRock in 1996, and joined the Fixed Income Portfolio Management Group in 1999.

Mr. Phillips has been a member of the team managing the fund since 1995 and Mr. Pellicciaro since 1999. Mr. Phillips has been a portfolio co-manager of the fund since 1999 and Mr. Pellicciaro since April 2004.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

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Financial Highlights

The financial information in the tables below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Investor A, B or C Share Outstanding Throughout Each Period)

Government Income Portfolio

	INVESTOR A SHARES					INVESTOR B SHARES
	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$10.91	$11.18	$11.33	$11.40	$10.99	$10.91	$11.18	$11.33	$11.40	$10.98
Income from investment operations
Net investment income	0.45 [2]	0.43 [2]	0.40 [2]	0.34 [2]	0.45 [2]	0.36 [2]	0.35 [2]	0.31 [2]	0.30 [2]	0.39 [2]
Net gain (loss) on investments (both realized and unrealized)	(0.19)	(0.21)	(0.03)	0.14	0.74	(0.18)	(0.21)	(0.03)	0.10	0.73
Total from investment operations	0.26	0.22	0.37	0.48	1.19	0.18	0.14	0.28	0.40	1.12
Less distributions
Distributions from net investment income	(0.42)	(0.47)	(0.36)	(0.46)	(0.51)	(0.34)	(0.39)	(0.27)	(0.38)	(0.43)
Distributions from capital	– –	(0.02)	– –	– –	– –	– –	(0.02)	– –	– –	– –
Distributions from net realized gains	– –	– –	(0.16)	(0.09)	(0.27)	– –	– –	(0.16)	(0.09)	(0.27)
Total distributions	(0.42)	(0.49)	(0.52)	(0.55)	(0.78)	(0.34)	(0.41)	(0.43)	(0.47)	(0.70)
Net asset value at end of period	$10.75	$10.91	$11.18	$11.33	$11.40	$10.75	$10.91	$11.18	$11.33	$11.40
Total return[3]	2.52%	2.01%	3.34%	4.34%	11.47%	1.67%	1.25%	2.57%	3.56%	10.74%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$310,258	$247,380	$126,332	$86,559	$42,845	$32,098	$42,479	$44,786	$53,897	$48,240
Ratios of expenses to average net assets
Net expenses	0.89%	0.86%	0.98%	1.07%	1.11%	1.72%	1.61%	1.73%	1.82%	1.87%
Net expenses (excluding interest expense)	0.89%	0.86%	0.98%	1.07%	1.07%	1.72%	1.61%	1.73%	1.82%	1.82%
Total expenses	1.20%	1.26%	1.38%	1.34%	1.41%	1.94%	1.90%	2.03%	2.09%	2.17%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	4.22%	3.92%	3.63%	3.05%	4.26%	3.37%	3.20%	2.81%	2.62%	3.69%
Before advisory/administration and other fee waivers	3.91%	3.52%	3.23%	2.78%	3.97%	3.15%	2.91%	2.51%	2.35%	3.40%
Portfolio turnover rate	551%	662%	345%	1,981%[4]	615%	551%	662%	345%	1,981%[4]	615%

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Continued

FINANCIAL HIGHLIGHTS

(For an Investor A, B or C Share Outstanding Throughout Each Period)

Government Income Portfolio

	INVESTOR C SHARES
	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$10.89	$11.16	$11.31	$11.38	$10.97
Income from investment operations
Net investment income	0.37 [2]	0.35 [2]	0.31 [2]	0.30 [2]	0.36 [2]
Net gain (loss) on investments (both realized and unrealized)	(0.19)	(0.21)	(0.03)	0.10	0.75
Total from investment operations	0.18	0.14	0.28	0.40	1.11
Less distributions
Distributions from net investment income	(0.34)	(0.39)	(0.27)	(0.38)	(0.43)
Distributions from capital	– –	(0.02)	– –	– –	– –
Distributions from net realized gains	– –	– –	(0.16)	(0.09)	(0.27)
Total distributions	(0.34)	(0.41)	(0.43)	(0.47)	(0.70)
Net asset value at end of period	$10.73	$10.89	$11.16	$11.31	$11.38
Total return[3]	1.76%	1.25%	2.57%	3.56%	10.66%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$34,062	$31,840	$26,036	$29,537	$18,378
Ratios of expenses to average net assets
Net expenses	1.63%	1.61%	1.73%	1.82%	1.84%
Net expenses (excluding interest expense)	1.63%	1.61%	1.73%	1.82%	1.81%
Total expenses	1.85%	1.90%	2.03%	2.09%	2.13%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	3.48%	3.19%	2.81%	2.61%	3.42%
Before advisory/administration and other fee waivers	3.26%	2.90%	2.51%	2.34%	3.13%
Portfolio turnover rate	551%	662%	345%	1,981%[4]	615%

1  Audited by other auditors.

2  Calculated using the average shares outstanding method.

3  Neither front-end sales load nor contingent deferred sales load is reflected.

4  Includes dollar roll transactions, excluding these transactions the portfolio turnover would have been 371%.

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BlackRock

Inflation Protected Bond Portfolio

Investment Goal

The fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund normally invests at least 80% of its assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and U.S. and non-U.S. corporations. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. "Real return" equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. The fund maintains an average portfolio duration that is within ±20% of the duration of the Lehman Global Real: U.S. TIPS Index (the benchmark).

The fund may invest up to 20% of it assets in non-investment grade bonds (high yield or junk bonds) or securities of emerging market issuers. The fund may also invest up to 20% of its assets in non-dollar denominated securities of non-U.S. issuers, and may invest without limit in U.S. dollar denominated securities of non-U.S. issuers. The fund is non-diversifed, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

The fund may also purchase: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, investment grade corporate bonds and asset-backed securities. Securities are purchased for the fund when the management team believes that they have the potential for above-average real return. The fund measures its performance against the benchmark.

Non-investment grade bonds acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor's or Ba or lower by Moody's) or will be determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

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IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

High Yield Bonds: Sometimes referred to as "junk bonds", these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Lehman Global Real: U.S. TIPS Index: An unmanaged market index made up of U.S. Treasury Inflation Linked Indexed securities.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its real return potential.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell instruments of those types at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average real returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money. The principal value of your investment is not protected or otherwise guaranteed by virtue of the fund's investments in inflation-indexed bonds.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

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Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in the fund's gross income. Due to original issue discount, the fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.

The fund makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed

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securities may exhibit additional volatility and may lose value. This is known as extension risk. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. The fund's investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

The fund may invest in non-investment grade bonds (high yield or junk bonds), non-dollar denominated bonds and bonds of emerging market issuers. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting non-U.S. investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past, and may do so again in the future, as a result of economic and political turmoil in many of these countries.

Non-investment grade securities carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not

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necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also impact the market for lower-rated securities and the fund.

The market for high yield bonds is not as liquid as the markets for higher rated securities. This means that it may be harder to buy and sell high yield bonds, especially on short notice, and high yield bonds may be more difficult for the fund to value accurately than higher rated securities. The market for high yield bonds could also be impacted by legal or tax changes.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and

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market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

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When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund's.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance will vary and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Global Real: U.S. TIPS Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31  Investor A Shares

ANNUAL TOTAL RETURNS*

Inflation Protected Bond Portfolio

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These returns assume payment of applicable sales charges.

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	Since Inception	Inception Date[1]
Inflation Protected Bond; Inv A
Return Before Taxes	-3.32%	3.03%	06/28/04
Return After Taxes on Distributions	-4.59%	1.09%
Return After Taxes on Distributions and Sale of Shares	-2.14%	1.49%
Inflation Protected Bond; Inv B
Return Before Taxes	-4.40%	2.73%	06/28/04
Inflation Protected Bond; Inv C
Return Before Taxes	-0.95%	4.20%	06/28/04
Lehman Global Real: U.S. TIPS (Reflects no deduction for fees, expenses or taxes)	0.41%	4.33%	N/A

  *  The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Investor B and C Shares will vary.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Shareholder Fees

(Fees paid directly from your investment)

	A Shares	B Shares		C Shares
Maximum Sales Charge (Load) Imposed on Purchases* (as percentage of offering price)	4.0%	0.0%		0.0%
Maximum Deferred Sales Charge (Load) (as percentage of offering price)	0.0%	4.5	%**	1.0	%***

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Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

	A Shares	B Shares	C Shares
Advisory fees	.40%	.40%	.40%
Distribution (12b-1) fees	– –%	.75%	.75%
Other expenses	.75%	.70%	.63%
Service fees	.25%	.25%	.25%
Other	.50%	.45%	.38%
Acquired fund fees and expenses	.01%	.01%	.01%
Total annual fund operating expenses	1.16%	1.86%	1.79%
Fee waivers and expense reimbursements[1]	.30%	.25%	.18%
Net expenses[1]	.86%	1.61%	1.61%

  *  Reduced front-end sales charges may be available (See the section "Can the Sales Charge be Reduced or Eliminated?" for more information regarding the reduction of front-end sales charges). A CDSC of 0.15% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

  **  The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See the section "Purchase of Investor B Shares" for complete schedule of CDSCs.)

  ***  There is no CDSC on C Shares after one year.

  1  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit expenses to 0.85% (for Investor A Shares) and 1.60% (for Investor B and C Shares) (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. Including voluntary waivers, the net expenses for Investor A Shares of the fund are estimated to be 0.75%, for Investor B Shares of the fund are estimated to be 1.46%, and for Investor and C Shares of the fund are estimated to be 1.38% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses). These voluntary waivers may be terminated at any time. See the "Management" section for a discussion of these waivers and reimbursements. In addition, BlackRock has agreed to voluntarily waive or reimburse fees or expenses such that net expenses would not exceed 0.66%, 1.42% and 1.41% for Investor A, Investor B and Investor C Shares (excluding interest expense, acquired fund fees and expenses and certain other fund expenses), respectively. This voluntary waiver or reimbursement may be reduced or discontinued at any time; however, BlackRock has agreed not to reduce or discontinue this waiver or reimbursement for a period of two years after the closing of the reorganization of the fund and a mutual fund formerly managed by Merrill Lynch Investment Managers unless approved by the Fund's trustees, including a majority of the non-interested trustees.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
A Shares*	$484	$725	$985	$1,727
B Shares**
Redemption	$614	$911	$1,183	$1,890	***
B Shares
No Redemption	$164	$561	$983	$1,890	***
C Shares**
Redemption	$264	$546	$953	$2,090
C Shares
No Redemption	$164	$546	$953	$2,090

  *  Reflects imposition of sales charge.

  **  Reflects deduction of CDSC.

  ***  Based on the conversion of Investor B Shares to Investor A Shares after seven years.

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund's distributor, BlackRock, and service organizations for distribution of fund shares and related sales support services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide shareholder liaison services to shareholders.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

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As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Stuart Spodek, Managing Director of BFM since 2002, and Brian Weinstein, Director of BFM.

Mr. Spodek is a member of the Investment Strategy Group and his primary responsibility is managing fixed income portfolios, with a sector emphasis on global government bonds, derivative instruments and implementing yield curve strategy across global portfolios. Mr. Spodek joined BlackRock in 1993.

Mr. Weinstein is a member of the Investment Strategy Group. His primary responsibility is the management of total return and real return products. Mr. Weinstein focuses on relative value opportunities across the yield curve in Government and Agency securities. Mr. Weinstein moved to his current role in the Portfolio Management Group in 2002. He began his career at BlackRock in the Portfolio Analytics Group in 2000.

Mr. Spodek has been a portfolio manager of the fund since inception. Mr. Weinstein has been a portfolio co-manager of the fund since 2005.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

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Financial Highlights

The financial information in the tables below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, the fund's independent registered public accountant for the periods shown below. Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Investor A, B or C Share Outstanding Throughout Each Period)

Inflation Protected Bond Portfolio

	INVESTOR A SHARES			INVESTOR B SHARES			INVESTOR C SHARES
	Year Ended 9/30/06	Year Ended 9/30/05	For the Period 6/28/04[1] through 9/30/04	Year Ended 9/30/06	Year Ended 9/30/05	For the Period 6/28/04[1] through 9/30/04	Year Ended 9/30/06	Year Ended 9/30/05	For the Period 6/28/04[1] through 9/30/04
Net asset value at beginning of period	$10.47	$10.50	$10.00	$10.48	$10.51	$10.00	$10.53	$10.55	$10.00
Income from investment operations
Net investment income (loss)	0.50 [2]	0.42 [2]	0.01 [2]	0.40 [2]	0.38 [2]	(0.01)[2]	0.43 [2]	0.36 [2]	(0.01)[2]
Net gain (loss) on investments (both realized and unrealized)	(0.26)	0.13	0.51	(0.22)	0.09	0.53	(0.26)	0.12	0.56
Total from investment operations	0.24	0.55	0.52	0.18	0.47	0.52	0.17	0.48	0.55
Less distributions
Distributions from net investment income	(0.63)	(0.48)	(0.02)	(0.56)	(0.40)	(0.01)	(0.56)	(0.40)	– –
Distributions from net realized gains	(0.13)	(0.10)	– –	(0.13)	(0.10)	– –	(0.13)	(0.10)	– –
Total distributions	(0.76)	(0.58)	(0.02)	(0.69)	(0.50)	(0.01)	(0.69)	(0.50)	– –
Net asset value at end of period	$9.95	$10.47	$10.50	$9.97	$10.48	$10.51	$10.01	$10.53	$10.55
Total return[3]	2.43%	5.42%	5.21%[4]	1.78%	4.62%	5.21%[4]	1.72%	4.70%	5.51%[4]
Ratios/Supplemental data
Net assets at end of period (in thousands)	$4,079	$3,994	$93	$2,110	$2,045	$61	$4,619	$3,749	$6
Ratios of expenses to average net assets
Net expenses	0.71%	0.69%	0.71%[5]	1.44%	1.44%	1.44%[5]	1.39%	1.42%	1.44%[5]
Net expenses (excluding interest expenses)	0.71%	0.69%	0.71%[5]	1.44%	1.44%	1.44%[5]	1.39%	1.42%	1.44%[5]
Total expenses	1.34%	1.39%	3.08%[5]	1.96%	2.07%	3.73%[5]	1.89%	2.04%	3.73%[5]
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	5.00%	4.06%	3.88%[5]	3.98%	3.65%	3.15%[5]	4.25%	3.46%	3.15%[5]
Before advisory/administration and other fee waivers	4.37%	3.36%	1.51%[5]	3.46%	3.02%	0.86%[5]	3.75%	2.84%	0.86%[5]
Portfolio turnover rate	235%	419%	96%	235%	419%	96%	235%	419%	96%

1  Commencement of operations of share class.

2  Calculated using the average shares outstanding method.

3  Neither front-end sales load nor contingent deferred sales load is reflected.

4  Not Annualized.

5  Annualized.

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BlackRock

GNMA Portfolio

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Investment Goal

The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in securities issued by the Government National Mortgage Association (GNMA) as well as other U.S. Government securities in the five to ten year maturity range. The fund normally invests at least 80% of its assets in GNMA securities. GNMA securities are backed by the full faith and credit of the United States and are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee.

Securities purchased by the fund are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the Lehman Brothers GNMA MBS Index (the benchmark).

If a security falls below the highest rating category, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest with another party for that other party's obligation to pay or its right to receive another type

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of interest in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. From time to time, the fund will use derivatives for leverage purposes, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and prepayment risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future.

In addition to GNMA securities, the fund also makes investments in other residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit

IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

GNMA Securities: Securities issued and guaranteed by the Government National Mortgage Association (GNMA). These securities represent interests in pools of residential mortgage loans originated by private lenders and pass income from the initial debtors (homeowners) through intermediaries to investors.

Lehman Brothers GNMA MBS Index: An unmanaged index comprised of mortgage-backed pass through securities of the Government National Mortgage Association (GNMA).

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

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additional volatility and may lose value. This is known as extension risk.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (GNMA) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA securities also are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC) are solely the obligations of FNMA or FHLMC, as the case may be, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives

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position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

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These returns assume payment of applicable sales charge.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers GNMA MBS Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31  Investor A Shares

ANNUAL TOTAL RETURNS*

GNMA

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	Since Inception	Inception Date[1]
GNMA; Inv A
Return Before Taxes	-0.32%	3.21%	4.72%	05/18/98
Return After Taxes on Distributions	-1.90%	1.41%	2.56%
Return After Taxes on Distributions and Sale of Shares	-0.23%	1.66%	2.68%
GNMA; Inv B
Return Before Taxes	-1.46%	2.97%	4.56%	05/18/98
GNMA; Inv C
Return Before Taxes	2.13%	3.32%	4.40%	05/18/98
Lehman Brothers GNMA MBS Index (Reflects no deduction for fees, expenses or taxes)	4.61%	4.72%	5.68%	N/A

  *  The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions.

    Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the

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impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Investor B and C Shares will vary.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Shareholder Fees

(Fees paid directly from your investment)

	A Shares	B Shares		C Shares
Maximum Sales Charge (Load) Imposed on Purchases* (as percentage of offering price)	4.0%	0.0%		0.0%
Maximum Deferred Sales Charge (Load) (as percentage of offering price)	0.0%	4.5	%**	1.0	%***

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

	A Shares	B Shares	C Shares
Advisory fees	.55%	.55%	.55%
Distribution (12b-1) fees	– –%	.75%	.75%
Other expenses	.57%	.62%	.62%
Service fees	.25%	.25%	.25%
Other	.32%	.37%	.37%
Acquired fund fees and expenses	.01%	.01%	.01%
Total annual fund operating expenses	1.13%	1.93%	1.93%
Fee waivers and expense reimbursements[1]	.05%	.10%	.10%
Net expenses[1]	1.08%	1.83%	1.83%

  *  Reduced front-end sales charges may be available (see the section "Can the Sales Charge be Reduced or Eliminated?" for more information regarding the reduction of front-end sales charges). A CDSC of 0.50% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

  **  The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See the section "Purchase of Investor B Shares" for complete schedule of CDSCs.)

  ***  There is no CDSC on C Shares after one year.

  1  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit expenses to 1.07% (for Investor A Shares) and 1.82% (for Investor B and C Shares) (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. Including voluntary waivers, the net expenses for Investor A Shares of the fund are estimated to be 0.87%, for Investor B Shares of the fund are estimated to be 1.67%, and for Investor C Shares of the fund are estimated to be 1.67% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses). These voluntary waivers may be terminated at any time. See the "Management" section for a discussion of these waivers and reimbursements.

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund's distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

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Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
A Shares*	$506	$740	$993	$1,715
B Shares**
Redemption	$636	$946	$1,233	$1,940	***
B Shares
No Redemption	$186	$596	$1,033	$1,940	***
C Shares**
Redemption	$286	$596	$1,033	$2,246
C Shares
No Redemption	$186	$596	$1,033	$2,246

  *  Reflects imposition of sales charge.

  **  Reflects deduction of CDSC.

  ***  Based on the conversion of the Investor B Shares to Investor A Shares after seven years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

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Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Andrew J. Phillips, Managing Director of BFM since 1999, and Eric Pellicciaro, Managing Director of BFM since 2005.

Mr. Phillips is a member of the Investment Strategy Group and his primary responsibility is the consistent implementation of investment strategies across all total return accounts, with a sector emphasis on mortgage securities.

Mr. Pellicciaro is a member of the Investment Strategy Group and the lead mortgage sector specialist. Mr. Pellicciaro's primary responsibility is managing client portfolios, with a sector emphasis on fixed-rate mortgage securities, including pass-throughs and CMOs. Mr. Pellicciaro started his career in the Financial Modeling Group at BlackRock in 1996, and joined the Fixed Income Portfolio Management Group in 1999.

Mr. Phillips has been a member of the team managing the fund since 1998 and Mr. Pellicciaro since 1999. Mr. Phillips has been a portfolio co-manager of the fund since 1999 and Mr. Pellicciaro since April 2004.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

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Financial Highlights

The financial information in the tables below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Investor A, B or C Share Outstanding Throughout Each Period)

GNMA Portfolio

	INVESTOR A SHARES					INVESTOR B SHARES
	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$9.74	$9.92	$10.06	$10.27	$10.32	$9.71	$9.89	$10.03	$10.24	$10.29
Income from investment operations
Net investment income	0.41 [2]	0.41 [2]	0.43 [2]	0.46	0.54	0.33 [2]	0.33 [2]	0.36 [2]	0.38	0.47
Net gain (loss) on investments (both realized and unrealized)	(0.08)	(0.21)	(0.09)	(0.11)	0.20	(0.09)	(0.21)	(0.09)	(0.11)	0.19
Total from investment operations	0.33	0.20	0.34	0.35	0.74	0.24	0.12	0.27	0.27	0.66
Less distributions
Distributions from net investment income	(0.49)	(0.38)	(0.48)	(0.56)	(0.58)	(0.41)	(0.30)	(0.41)	(0.48)	(0.50)
Distributions from net realized gains	– –	– –	– –	– –	(0.21)	– –	– –	– –	– –	(0.21)
Total distributions	(0.49)	(0.38)	(0.48)	(0.56)	(0.79)	(0.41)	(0.30)	(0.41)	(0.48)	(0.71)
Net asset value at end of period	$9.58	$9.74	$9.92	$10.06	$10.27	$9.54	$9.71	$9.89	$10.03	$10.24
Total return[3]	3.47%	2.01%	3.50%	3.50%	7.50%	2.58%	1.25%	2.74%	2.74%	6.72%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$14,122	$15,288	$18,080	$18,978	$13,620	$14,627	$19,792	$25,439	$32,486	$23,928
Ratios of expenses to average net assets
Net expenses	0.87%	0.86%	1.05%	1.11%	1.36%	1.65%	1.62%	1.80%	1.85%	2.07%
Net expenses (excluding interest expense)	0.87%	0.86%	0.99%	1.07%	1.07%	1.65%	1.61%	1.74%	1.82%	1.80%
Total expenses	1.27%	1.32%	1.46%	1.42%	1.65%	1.96%	1.97%	2.11%	2.16%	2.36%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	4.26%	4.13%	4.34%	4.27%	5.18%	3.50%	3.40%	3.62%	3.56%	4.44%
Before advisory/administration and other fee waivers	3.86%	3.67%	3.93%	3.96%	4.89%	3.19%	3.05%	3.31%	3.25%	4.15%
Portfolio turnover rate	320%	521%	228%	1,365%[4]	401%	320%	521%	228%	1,365%[4]	401%

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Continued

FINANCIAL HIGHLIGHTS

(For an Investor A, B or C Share Outstanding Throughout Each Period)

GNMA Portfolio

	INVESTOR C SHARES
	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$9.70	$9.88	$10.01	$10.23	$10.27
Income from investment operations
Net investment income	0.34 [2]	0.34 [2]	0.36 [3]	0.38	0.45
Net gain (loss) on investments (both realized and unrealized)	(0.10)	(0.22)	(0.08)	(0.12)	0.22
Total from investment operations	0.24	0.12	0.28	0.26	0.67
Less distributions
Distributions from net investment income	(0.41)	(0.30)	(0.41)	(0.48)	(0.50)
Distributions from net realized gains	– –	– –	– –	– –	(0.21)
Total distributions	(0.41)	(0.30)	(0.41)	(0.48)	(0.71)
Net asset value at end of period	$9.53	$9.70	$9.88	$10.01	$10.23
Total return[3]	2.59%	1.26%	2.85%	2.64%	6.84%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$19,497	$26,691	$39,542	$51,109	$36,220
Ratios of expenses to average net assets
Net expenses	1.65%	1.62%	1.80%	1.85%	1.94%
Net expenses (excluding interest expense)	1.65%	1.61%	1.74%	1.82%	1.79%
Total expenses	1.95%	1.98%	2.11%	2.16%	2.23%
Ratios of net investment income to average net assets
After advisory/administration fee waivers	3.51%	3.44%	3.62%	3.55%	4.13%
Before advisory/administration fee waivers	3.21%	3.08%	3.31%	3.24%	3.84%
Portfolio turnover rate	320%	521%	228%	1,365%[4]	401%

1  Audited by other Auditors.

2  Calculated using the average shares outstanding method.

3  Neither front-end sales load nor contingent deferred sales load is reflected.

4  Includes dollar roll transactions, excluding these transactions the portfolio turnover would have been 268%.

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BlackRock

Managed Income Portfolio

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Investment Goal

The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in investment grade bonds and maintains an average portfolio duration that is within ±20% of the Lehman Brothers U.S. Aggregate Index (the benchmark).

The management team evaluates sectors of the bond market and individual bonds within those sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the benchmark.

If a security falls below investment grade, the management team will decide whether to continue to hold the security. Split rated bonds will be considered to have the higher credit rating. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The fund normally invests at least 80% of its assets in bonds and only buys securities rated investment grade at the time of purchase by at least one major rating agency or determined by the fund management team to be of similar quality. The fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The fund's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or

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currency with another party for that other party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. From time to time, the fund will use derivatives for leverage purposes, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as

IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Lehman Brothers U.S. Aggregate Index: An unmanaged index comprised of more than 5,000 taxable bonds. This is an index of investment grade bonds; all securities included must be rated investment grade by Moody's, Standard & Poor's or Fitch.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

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borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice

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versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

The fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-

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term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers U.S. Aggregate Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

Investor B Shares were launched in July 1997 and Investor C Shares were launched in November 1999. The performance of Investor B and Investor C Shares for the period before they were launched is based on the performance of Institutional Shares, adjusted to reflect the class specific fees applicable to Investor B and Investor C Shares, respectively, at the time of such share class's launch. This information may be considered when assessing the fund's performance, but does not represent the actual performance of these share classes.

As of 12/31  Investor A Shares

ANNUAL TOTAL RETURNS*

Managed Income

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As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
Managed Income; Inv A
Return Before Taxes	-0.43%	3.62%	5.18%	11/01/89
Return After Taxes on Distributions	-1.94%	1.79%	2.98%
Return After Taxes on Distributions and Sale of Shares	-0.31%	2.03%	3.07%
Managed Income; Inv B
Return Before Taxes	-1.63%	3.35%	4.96%	11/01/89
Managed Income; Inv C
Return Before Taxes	1.82%	3.70%	4.74%	11/01/89
Lehman Brothers U.S. Aggregate (Reflects no deduction for fees, expenses or taxes)	4.33%	5.06%	6.24%	N/A

  *  The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions.

    Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Investor B and C Shares will vary.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Shareholder Fees

(Fees paid directly from your investment)

	A Shares	B Shares		C Shares
Maximum Sales Charge (Load) Imposed on Purchases* (as percentage of offering price)	4.0%	0.0%		0.0%
Maximum Deferred Sales Charge (Load) (as percentage of offering price)	0.0%	4.5	%**	1.0	%***

These returns assume payment of applicable sales charges.

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IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund's distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

	A Shares	B Shares	C Shares
Advisory fees	.50%	.50%	.50%
Distribution (12b-1) fees	– –%	.75%	.75%
Other expenses	.49%	.65%	.52%
Service fees	.25%	.25%	.25%
Other	.24%	.40%	.27%
Acquired fund fees and expenses[1]	– –%	– –%	– –%
Total annual fund operating expenses	.99%	1.90%	1.77%
Fee waivers and expense reimbursements[2]	– –%	.03%	– –%
Net expenses[2]	.99%	1.87%	1.77%

  *  Reduced front-end sales charges may be available (see the section "Can the Sales Charge be Reduced or Eliminated?" for more information regarding the reduction of front-end sales charges). A CDSC of 0.50% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

  **  The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See the section "Purchases of Investor B Shares" for complete schedule of CDSCs.)

  ***  There is no CDSC on C Shares after one year.

  1  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit expenses to 1.12% (for Investor A Shares) and 1.87% (for Investor B and C Shares) (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
A Shares*	$497	$703	$925	$1,564
B Shares**
Redemption	$640	$944	$1,224	$1,871	***
B Shares
No Redemption	$190	$594	$1,024	$1,871	***
C Shares**
Redemption	$280	$557	$959	$2,084
C Shares
No Redemption	$180	$557	$959	$2,084

  *  Reflects imposition of sales charge.

  **  Reflects deduction of CDSC.

  ***  Based on the conversion of the Investor B Shares to Investor A Shares after seven years.

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As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Keith Anderson, Managing Director of BFM since 1988 and Vice Chairman since 2006, Scott Amero, Managing Director of BFM since 1990, Matthew Marra, Managing Director of BlackRock since 2006, and Andrew J. Phillips, Managing Director of BFM since 1999.

Mr. Anderson is responsible for global fixed income strategy, asset allocation and the overall management of client portfolios. In this capacity, he coordinates BlackRock's team of portfolio managers and credit analysts who specialize in the government, agency, corporate and mortgage sectors and sub-sectors, worldwide. He is the Global Chief Investment Officer for Fixed Income, a member of BlackRock's Management and Executive Committees and Chairman of the Investment Strategy Group.

Mr. Amero is co-head of BlackRock's fixed income portfolio management team, a member of the Management Committee and co-chair of the Fixed Income Investment Strategy Group. Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. He is also the head of global fixed income research.

With BlackRock since 1995, Mr. Marra is a member of the Investment Strategy Group and his primary responsibility is the consistent implementation of investment strategies across all total return accounts with an emphasis on interest rate products. Mr. Marra has been a member of BlackRock's fixed income team since 1997.

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Mr. Phillips is a member of the Investment Strategy Group and his primary responsibility is the consistent implementation of investment strategies across all total return accounts, with a sector emphasis on mortgage securities. Mr. Phillips has been a member of BlackRock's fixed income team since 1991.

Mr. Anderson and Mr. Amero have been members of the team managing the fund since 1995 and Mr. Marra and Mr. Phillips since 2006. Mr. Anderson has been a portfolio co-manager of the fund since 1997, Mr. Amero since 1999 and Mr. Marra and Mr. Phillips since 2006.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

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Financial Highlights

The financial information in the tables below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A,which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Investor A, B or C Share Outstanding Throughout Each Period)

Managed Income Portfolio

	INVESTOR A SHARES					INVESTOR B SHARES
	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$10.21	$10.41	$10.80	$10.71	$10.60	$10.21	$10.41	$10.80	$10.71	$10.60
Income from investment operations
Net investment income	0.41 [2]	0.42 [2]	0.42 [2]	0.49	0.53	0.32 [2]	0.35 [2]	0.35 [2]	0.41	0.46
Net gain (loss) on investments (both realized and unrealized)	(0.12)	(0.17)	(0.10)	0.18	0.12	(0.12)	(0.17)	(0.11)	0.18	0.11
Total from investment operations	0.29	0.25	0.32	0.67	0.65	0.20	0.18	0.24	0.59	0.57
Less distributions
Distributions from net investment income	(0.45)	(0.41)	(0.43)	(0.58)	(0.54)	(0.36)	(0.34)	(0.35)	(0.50)	(0.46)
Distributions from net realized gains	(0.05)	(0.04)	(0.28)	– –	– –	(0.05)	(0.04)	(0.28)	– –	– –
Total distributions	(0.50)	(0.45)	(0.71)	(0.58)	(0.54)	(0.41)	(0.38)	(0.63)	(0.50)	(0.46)
Net asset value at end of period	$10.00	$10.21	$10.41	$10.80	$10.71	$10.00	$10.21	$10.41	$10.80	$10.71
Total return[3]	2.86%	2.45%	3.13%	6.41%	6.32%	1.91%	1.69%	2.36%	5.61%	5.53%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$23,921	$29,462	$35,462	$49,870	$52,794	$5,127	$6,625	$9,136	$10,425	$9,582
Ratios of expenses to average net assets
Net expenses	1.01%	1.05%	1.10%	1.13%	1.23%	1.85%	1.80%	1.85%	1.87%	1.99%
Net expenses (excluding interest expense)	1.01%	1.05%	1.10%	1.12%	1.12%	1.85%	1.80%	1.85%	1.87%	1.87%
Total expenses	1.13%	1.18%	1.30%	1.30%	1.38%	1.88%	1.84%	1.95%	2.05%	2.11%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	4.07%	4.06%	4.06%	4.57%	5.14%	3.24%	3.34%	3.31%	3.80%	4.43%
Before advisory/administration and other fee waivers	3.95%	3.93%	3.86%	4.40%	5.00%	3.21%	3.30%	3.21%	3.63%	4.30%
Portfolio turnover rate	184%	252%	284%	613%[4]	290%	184%	252%	284%	613%[4]	290%

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Continued

FINANCIAL HIGHLIGHTS

(For an Investor A, B or C Share Outstanding Throughout Each Period)

Managed Income Portfolio

	INVESTOR C SHARES
	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$10.18	$10.38	$10.78	$10.68	$10.57
Income from investment operations
Net investment income	0.33 [2]	0.34 [2]	0.35 [2]	0.41	0.46
Net gain (loss) on investments (both realized and unrealized)	(0.12)	(0.16)	(0.12)	0.19	0.11
Total from investment operations	0.21	0.18	0.23	0.60	0.57
Less distributions
Distributions from net investment income	(0.37)	(0.34)	(0.35)	(0.50)	(0.46)
Distributions from net realized gains	(0.05)	(0.04)	(0.28)	– –	– –
Total distributions	(0.42)	(0.38)	(0.63)	(0.50)	(0.46)
Net asset value at end of period	$9.97	$10.18	$10.38	$10.78	$10.68
Total return[3]	2.07%	1.69%	2.26%	5.73%	5.54%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$1,144	$1,187	$870	$763	$554
Ratios of expenses to average net assets
Net expenses	1.78%	1.79%	1.84%	1.87%	2.00%
Net expenses (excluding interest expense)	1.78%	1.79%	1.84%	1.87%	1.87%
Total expenses	1.80%	1.83%	1.95%	2.05%	2.14%
Ratios of net investment income to average net assets
After advisory/administration fee waivers	3.32%	3.27%	3.34%	3.77%	4.44%
Before advisory/administration fee waivers	3.30%	3.23%	3.24%	3.60%	4.30%
Portfolio turnover rate	184%	252%	284%	613%[4]	290%

1  Audited by other Auditors.

2  Calculated using the average shares outstanding method.

3  Neither front-end sales load nor contingent deferred sales load is reflected.

4  Includes dollar roll transactions, excluding these transactions the portfolio turnover would have been 206%.

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BlackRock

International Bond Portfolio

Investment Goal

The fund seeks to realize a total return that exceeds that of the Citigroup Non-U.S. World Government Bond Index (the benchmark).

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in non-dollar denominated bonds of issuers located outside of the United States in the five to fifteen year maturity range. The fund normally invests at least 80% of its assets in bonds and at least 65% of its assets in bonds of a diversified group of non-U.S. issuers from at least three developed countries. The fund may invest more than 25% of its assets in the securities of issuers located in Canada, France, Germany, Japan and the United Kingdom. The fund may from time to time invest in investment grade bonds of issuers in emerging market countries. The fund will also invest in non-U.S. currencies; however, the fund may underweight or overweight a currency based on the fund management team's outlook. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

The management team evaluates sectors of the bond markets of various world economies and individual securities within those sectors. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the benchmark.

If a security falls below investment grade, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future

IMPORTANT DEFINITIONS

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Citigroup Non-U.S. World Government Bond Index: An unmanaged index that tracks the performance of 21 government bond markets: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, the Netherlands, Norway, Poland, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

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IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

is an agreement to buy or sell instruments of these types at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Three of the main risks of investing in the fund are interest rate risk, credit risk and the risks associated with investing in non-dollar denominated bonds of issuers located outside of the United States. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the

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securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past, and may do so again in the future, as a result of economic and political turmoil in many of these countries.

Investing a significant portion of assets in one country makes the fund more dependent upon the political and economic circumstances of a particular country than a mutual fund that is more widely diversified. For example, the Japanese economy may be affected by turmoil in other Asian countries. In addition, the ability to concentrate in Canada, France, Germany and the United Kingdom may make the fund's performance more dependent on developments in those countries.

The fund's expenses can be expected to be higher than those of funds investing primarily in domestic securities because the costs related to investing abroad are usually higher than domestic expenses.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and

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market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse purchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

Forward foreign currency exchange contracts do not eliminate fluctuations in the value of non-U.S. securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss.

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Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Citigroup Non-U.S. World Government Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31  Investor A Shares

ANNUAL TOTAL RETURNS*

International Bond

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These returns assume payment of applicable sales charges.

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
International Bond; Inv A
Return Before Taxes	1.65%	4.57%	6.17%	07/01/91
Return After Taxes on Distributions	1.47%	3.32%	3.96%
Return After Taxes on Distributions and Sale of Shares	1.07%	3.16%	3.89%
International Bond; Inv B
Return Before Taxes	0.51%	4.29%	6.05%	07/01/91
International Bond; Inv C
Return Before Taxes	4.01%	4.64%	5.83%	07/01/91
Citigroup Non-U.S. WGBI (Reflects no deduction for fees, expenses or taxes)	6.94%	9.50%	4.70%	N/A

  *  The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Investor B and C Shares will vary.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Shareholder Fees

(Fees paid directly from your investment)

	A Shares	B Shares	C Shares
Maximum Sales Charge (Load) Imposed on Purchases* (as percentage of offering price)	4.0%	0.0%	0.0%
Maximum Deferred Sales Charge (Load) (as percentage of offering price)	0.0%	4.5%**	1.0	%***
Redemption Fee**** (as a percentage of amount redeemed)	2.0%	2.0%	2.0%

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Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

	A Shares	B Shares	C Shares
Advisory fees	.55%	.55%	.55%
Distribution (12b-1) fees	– –%	.75%	.75%
Other expenses	.77%	.76%	.63%
Service fees	.25%	.25%	.25%
Other	.52%	.51%	.38%
Acquired fund fees and expenses[1]	––%	– –%	– –%
Total annual fund operating expenses	1.32%	2.06%	1.93%
Fee waivers and expense reimbursements[2]	.13%	– –%	– –%
Net expenses[2]	1.19%	2.06%	1.93%

  *  Reduced front-end sales charges may be available (see the section "Can the Sales Charge be Reduced or Eliminated?" for more information regarding the reduction of front-end sales charges). A CDSC of 0.75% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

  **  The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See the section "Purchase of Investor B Shares" for complete schedule of CDSCs.)

  ***  There is no CDSC on C Shares after one year.

  ****  Fee applies only to shares that are redeemed or exchanged within 30 days of purchase.

  1  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit expenses to 1.19% (for Investor A Shares) and 2.25% (for Investor B and C Shares) (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
A Shares*	$516	$789	$1,083	$1,916
B Shares**
Redemption	$659	$996	$1,308	$2,111	***
B Shares
No Redemption	$209	$646	$1,108	$2,111	***
C Shares**
Redemption	$296	$606	$1,042	$2,254
C Shares
No Redemption	$196	$606	$1,042	$2,254

  *  Reflects imposition of sales charge.

  **  Reflects deduction of CDSC.

  ***  Based on the conversion of the Investor B Shares to Investor A Shares after seven years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three separate pricing options. You need to understand your

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund's distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

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choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Andrew Gordon, Managing Director of BFM since 1996, and Scott Thiel, Managing Director of BlackRock since 2002.

Mr. Gordon is the head of the global bond team and a member of the Investment Strategy Group. His primary responsibilities include developing and implementing strategies in the non-dollar and emerging markets sectors of the fixed income markets. Prior to joining BlackRock in 1996, Mr. Gordon, as principal, was responsible for developing strategies for a small relative value global fixed income hedge fund. Prior to that, he had an eight-year affiliation with CS First Boston, where he pioneered the firm's international fixed income research effort.

Mr. Thiel is a member of the Investment Strategy Group and his primary responsibility is developing and implementing strategies in the non-dollar and emerging market sectors of the fixed income markets. Prior to joining BlackRock, he was a Vice President at Goldman Sachs & Co. since 1989, where he was responsible for developing strategies in both U.S. and international interest rate and derivative markets for institutional money managers.

Mr. Gordon has been a member of the team managing the fund since 1997 and Mr. Thiel since 2002. Mr. Gordon has been a portfolio co-manager of the fund since 1997 and Mr. Thiel since 2004.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

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Financial Highlights

The financial information in the tables below show the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, as it may be amended from time to time, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Investor A, B or C Share Outstanding Throughout Each Period)

International Bond Portfolio

	INVESTOR A SHARES					INVESTOR B SHARES
	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$11.14	$11.42	$11.07	$10.54	$10.53	$11.14	$11.42	$11.07	$10.54	$10.53
Income from investment operations
Net investment income	0.29 [2]	0.25 [2]	0.23 [2]	0.24 [2]	0.35 [2]	0.20 [2]	0.17 [2]	0.15 [2]	0.16 [2]	0.27 [2]
Net gain (loss) on investments (both realized and unrealized)	(0.19)	0.03	0.52	0.81	0.19	(0.19)	0.02	0.51	0.81	0.19
Total from investment operations	0.10	0.28	0.75	1.05	0.54	0.01	0.19	0.66	0.97	0.46
Less distributions
Distributions from net investment income	(0.26)	(0.55)	(0.40)	(0.28)	(0.53)	(0.17)	(0.46)	(0.31)	(0.20)	(0.45)
Distributions from capital	– –	– –	– –	(0.17)	– –	– –	– –	– –	(0.17)	– –
Distributions from net realized gains	– –	(0.01)	– –	(0.07)	– –	– –	(0.01)	– –	(0.07)	– –
Total distributions	(0.26)	(0.56)	(0.40)	(0.52)	(0.53)	(0.17)	(0.47)	(0.31)	(0.44)	(0.45)
Redemption fees added to paid- in capital	– – [3]	– – [3]	– – [3]	– –	– –	– – [3]	– – [3]	– – [3]	– –	– –
Net asset value at end of period	$10.98	$11.14	$11.42	$11.07	$10.54	$10.98	$11.14	$11.42	$11.07	$10.54
Total return[4]	0.93%[5]	2.21%[5]	6.84%[5]	10.27%	5.29%	0.10%[5]	1.45%[5]	6.04%[5]	9.45%	4.51%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$141,130	$182,321	$123,145	$74,821	$39,727	$15,475	$19,705	$16,780	$13,087	$11,470
Ratios of expenses to average net assets
Net expenses	1.18%	1.18%	1.31%	1.41%	1.47%	2.02%	1.93%	2.06%	2.16%	2.25%
Net expenses (excluding interest expense)	1.18%	1.18%	1.31%	1.41%	1.37%	2.02%	1.93%	2.06%	2.16%	2.11%
Total expenses	1.39%	1.29%	1.43%	1.41%	1.47%	2.03%	1.95%	2.09%	2.16%	2.25%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	2.64%	2.17%	2.06%	2.21%	3.36%	1.79%	1.43%	1.32%	1.51%	2.64%
Before advisory/administration and other fee waivers	2.43%	2.06%	1.93%	2.21%	3.36%	1.78%	1.41%	1.29%	1.51%	2.64%
Portfolio turnover rate	148%	164%	240%	209%	206%	148%	164%	240%	209%	206%

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Continued

FINANCIAL HIGHLIGHTS

(For an Investor A, B or C Share Outstanding Throughout Each Period)

International Bond Portfolio

	INVESTOR C SHARES
	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$11.17	$11.45	$11.10	$10.56	$10.55
Income from investment operations
Net investment income	0.21 [2]	0.17 [2]	0.15 [2]	0.15 [2]	0.27 [2]
Net gain (loss) on investments (both realized and unrealized)	(0.19)	0.02	0.51	0.83	0.19
Total from investment operations	0.02	0.19	0.66	0.98	0.46
Less distributions
Distributions from net investment income	(0.18)	(0.46)	(0.31)	(0.20)	(0.45)
Distributions from capital	– –	– –	– –	(0.17)	– –
Distributions from net realized gains	– –	(0.01)	– –	(0.07)	– –
Total distributions	(0.18)	(0.47)	(0.31)	(0.44)	(0.45)
Redemption fees added to paid-in capital	– – [3]	– – [3]	– – [3]	– –	– –
Net asset value at end of period	$11.01	$11.17	$11.45	$11.10	$10.56
Total return[4]	0.17%[5]	1.45%[5]	6.03%[5]	9.53%	4.50%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$50,795	$65,555	$36,947	$17,777	$8,427
Ratios of expenses to average net assets
Net expenses	1.94%	1.93%	2.04%	2.15%	2.23%
Net expenses (excluding interest expense)	1.94%	1.93%	2.04%	2.15%	2.11%
Total expenses	1.95%	1.94%	2.07%	2.15%	2.23%
Ratios of net investment income to average net assets
After advisory/administration fee waivers	1.88%	1.42%	1.32%	1.44%	2.62%
Before advisory/administration fee waivers	1.87%	1.41%	1.29%	1.44%	2.62%
Portfolio turnover rate	148%	164%	240%	209%	206%

1  Audited by other Auditors.

2  Calculated using the average shares outstanding method.

3  Redemption fees added to paid-in capital are less than $0.005 per share.

4  Neither front-end sales load nor contingent deferred sales load is reflected.

5  Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

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BlackRock

High Yield Bond Portfolio

Investment Goal

The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in non-investment grade bonds with maturities of ten years or less. The fund normally invests at least 80% of its assets in high yield bonds, including convertible and preferred securities. The high yield securities (commonly called "junk bonds") acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor's or Ba or lower by Moody's) or will be determined by the fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. The fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The fund's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

The management team evaluates sectors of the high yield market and individual bonds within these sectors. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return.

To add additional diversification, the management team can invest in a wide range of securities including corporate bonds, mezzanine investments, collateralized bond obligations, bank loans and mortgage-backed and asset-backed securities. The fund can also invest, to the extent consistent with its investment goal, in non-U.S. and emerging market securities and currencies. The fund may invest in securities of any rating, and may invest up to 10% of its assets (measured at the time of investment) in distressed securities that are in default or the issuers of which are in bankruptcy. These securities involve considerable risk and have significant uncertainties regarding the issuer's current or future ability to make interest and principal payments. Typically the management team will invest in distressed securities when it believes they are undervalued.

If a security's rating declines, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bank Loans: The fund may invest in fixed and floating rate loans arranged through private negotiations between a company or a non-U.S. government and one or more financial institutions. The fund considers such investments to be debt securities.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Bond Obligations (CBO): The fund may invest in collateralized bond obligations which are securities backed by a diversified pool of high yield securities.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

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IMPORTANT DEFINITIONS

High Yield Bonds: Sometimes referred to as "junk bonds", these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low-rated issuer.

Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index: An unmanaged index comprised of issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1, at least one year to maturity, and no one issuer represents more than 2 percent of the index.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mezzanine Investments: These are subordinated debt securities which receive payments of interest and principal after other more senior security holders are paid. They are generally issued in private placements in connection with an equity security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. From time to time, the fund will use derivatives for leverage purposes, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

Non-investment grade bonds carry greater risks than securities which have higher credit ratings, including a high risk of default.

The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These companies are often

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young and growing and have a lot of debt. High yield bonds are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also impact the market for lower-rated securities and the fund.

The market for high yield bonds is not as liquid as the markets for higher-rated securities. This means that it may be harder to buy and sell high yield bonds, especially on short notice, and high yield bonds may be more difficult for the fund to value accurately than higher rated securities. The market for high yield bonds could also be impacted by legal or tax changes.

If the fund invests in high yield securities that are rated C or below, the fund will incur significant risk in addition to the risks generally associated with investments in high yield securities. Distressed securities frequently do not produce income while they are outstanding. The fund may purchase distressed securities that are in default or the issuers of which are in bankruptcy. The fund may be required to bear certain extraordinary expenses in order to protect and recover its investment. The fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.

Mezzanine securities carry the risk that the issuer will not be able to meet its obligations and that the equity securities purchased with the mezzanine investments may lose value.

The market for bank loans may not be highly liquid and the fund may have difficulty selling them. These investments expose the fund to the credit risk of both the financial institution and the underlying borrower.

The pool of high yield securities underlying CBOs is typically separated into groupings called tranches representing different degrees of credit quality. The higher quality tranches have greater degrees of protection and pay lower interest rates. The lower tranches, with greater risk, pay higher interest rates.

The expenses of the fund will be higher than those of mutual funds investing primarily in investment grade securities. The costs of investing in the high yield market are usually higher for several reasons, such as the higher costs for investment research and higher commission costs.

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The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. The fund's investments in commercial mortgage-backed securities with several classes will normally be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability

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of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

The fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non- U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In

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addition, non-dollar and non U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past, and may do so again in the future, as a result of economic and political turmoil in many of these countries.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

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As of 12/31  Investor A Shares

ANNUAL TOTAL RETURNS*

High Yield Bond

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	Since Inception	Inception Date[1]
High Yield Bond; Inv A
Return Before Taxes	6.75%	9.67%	6.84%	11/19/98
Return After Taxes on Distributions	4.12%	6.35%	3.09%
Return After Taxes on Distributions and Sale of Shares	4.29%	6.25%	3.41%
High Yield Bond; Inv B
Return Before Taxes	5.91%	9.48%	6.69%	11/19/98
High Yield Bond; Inv C
Return Before Taxes	9.40%	9.72%	6.56%	11/19/98
Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap (Reflects no deduction for fees, expenses or taxes)	10.76%	10.20%	6.43%**	N/A

  *  The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmarks does not assume reinvestment of dividends and distributions.
Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

  **  Daily returns not available. Based on annualized data from November 30, 1998.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Investor B and C Shares will vary.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal

These returns assume payment of applicable sales charges.

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IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund's distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

(Fees paid directly from your investment)

	A Shares	B Shares	C Shares
Maximum Sales Charge (Load) Imposed on Purchases* (as percentage of offering price)	4.0%	0.0%	0.0%
Maximum Deferred Sales Charge (Load) (as percentage of offering price)	0.0%	4.5%**	1.0	%***
Redemption Fee**** (as a percentage of amount redeemed)	2.0%	2.0%	2.0%

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

	A Shares	B Shares	C Shares
Advisory fees	.50%	.50%	.50%
Distribution (12b-1) fees	– –%	.75%	.75%
Interest expense[1]	– –%	– –%	– –%
Other expenses	.63%	.61%	.57%
Service fees	.25%	.25%	.25%
Other	.38%	.36%	.32%
Acquired fund fees and expenses[2]	– –%	– –%	– –%
Total annual fund operating expenses	1.13%	1.86%	1.82%
Fee waivers and expense reimbursements[3]	.17%	.15%	.11%
Net expenses[3]	.96%	1.71%	1.71%

  *  Reduced front-end sales charges may be available (see the section "Can the Sales Charge be Reduced or Eliminated?" for more information regarding the reduction of front-end sales charges). A CDSC of 0.75% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

  **  The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See the section "Purchase of Investor B Shares" for complete schedule of CDSCs.)

  ***  There is no CDSC on C Shares after one year.

  ****  Fee applies only to shares that are redeemed or exchanged within 30 days of purchase.

  1  The fund periodically engages in certain investment transactions which generate interest expense. For the year ended September 30, 2006 the interest expense of the fund for such transactions was less than 0.01%.

  2  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  3  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit expenses to 0.96% (for Investor A Shares) and 1.71% (for Investor B and C Shares) (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period.

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Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
A Shares*	$494	$729	$982	$1,705
B Shares**
Redemption	$624	$920	$1,192	$1,887	***
B Shares
No Redemption	$174	$570	$992	$1,887	***
C Shares**
Redemption	$274	$562	$975	$2,128
C Shares
No Redemption	$174	$562	$975	$2,128

  *  Reflects imposition of sales charge.

  **  Reflects deduction of CDSC.

  ***  Based on the conversion of the Investor B Shares to Investor A Shares after seven years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Jeff Gary, Managing Director of BFM since 2003, and Scott Amero, Managing Director of BFM since 1990.

Mr. Gary is the head of the High Yield Team and is a member of the Investment Strategy Group. Prior to joining BFM in 2003, he was a Managing Director and portfolio manager with AIG (American General) Investment Group.

Mr. Amero is co-head of BlackRock's fixed income portfolio management team, a member of the Management Committee and co-chair of the Fixed Income Investment Strategy Group. Mr. Amero is a senior strategist and portfolio manager with

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responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. He is also the head of global fixed income research.

Mr. Gary and Mr. Amero have been portfolio managers of the fund since September 2003, and Mr. Amero has been part of the portfolio management team since its inception.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

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Financial Highlights

The financial information in the tables below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Investor A, B or C Share Outstanding Throughout Each Period)

High Yield Bond Portfolio

	INVESTOR A SHARES					INVESTOR B SHARES
	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$8.09	$8.14	$7.73	$6.75	$7.40	$8.09	$8.14	$7.73	$6.75	$7.39
Income from investment operations
Net investment income	0.55 [2]	0.60 [2]	0.58 [2]	0.73	0.82	0.50 [2]	0.55 [2]	0.52 [2]	0.65	0.74
Net gain (loss) on investments (both realized and unrealized)	– –	0.05	0.38	0.96	(0.69)	(0.01)	0.04	0.38	0.98	(0.66)
Total from investment operations	0.55	0.65	0.96	1.69	0.13	0.49	0.59	0.90	1.63	0.08
Less distributions
Distributions from net investment income	(0.58)	(0.56)	(0.55)	(0.71)	(0.78)	(0.52)	(0.50)	(0.49)	(0.65)	(0.72)
Distributions from net realized gains	(0.14)	(0.14)	– –	– –	– –	(0.14)	(0.14)	– –	– –	– –
Total distributions	(0.72)	(0.70)	(0.55)	(0.71)	(0.78)	(0.66)	(0.64)	(0.49)	(0.65)	(0.72)
Redemption fees added to paid-in capital	– – [3]	– – [3]	– – [3]	– –	– –	– – [3]	– – [3]	– – [3]	– –	– –
Net asset value at end of period	$7.92	$8.09	$8.14	$7.73	$6.75	$7.92	$8.09	$8.14	$7.73	$6.75
Total return[4]	7.22%[5]	8.24%[5]	12.70%[5]	26.25%	1.38%	6.43%[5]	7.44%[5]	11.87%[5]	25.34%	0.75%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$423,297	$262,920	$72,806	$82,391	$18,932	$87,651	$110,420	$92,243	$107,078	$57,612
Ratios of expenses to average net assets
Net expenses	0.96%	0.96%	1.10%	1.22%	1.33%	1.71%	1.71%	1.85%	1.98%	2.09%
Net expenses (excluding interest expense)	0.96%	0.96%	1.09%	1.17%	1.17%	1.71%	1.71%	1.84%	1.92%	1.92%
Total expenses	1.24%	1.25%	1.34%	1.36%	1.48%	1.89%	1.89%	1.99%	2.12%	2.23%
Ratios of net investment income to average net assets
After advisory/ administration and other fee waivers	6.98%	7.41%	7.29%	8.81%	10.42%	6.31%	6.74%	6.49%	8.39%	9.81%
Before advisory/ administration and other fee waivers	6.70%	7.12%	7.05%	8.68%	10.28%	6.13%	6.56%	6.35%	8.25%	9.66%
Portfolio turnover rate	105%	129%	172%	212%	301%	105%	129%	172%	212%	301%

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Continued

FINANCIAL HIGHLIGHTS

(For an Investor A, B or C Share Outstanding Throughout Each Period)

High Yield Bond Portfolio

	INVESTOR C SHARES
	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$8.10	$8.15	$7.74	$6.75	$7.40
Income from investment operations
Net investment income	0.50 [2]	0.55 [2]	0.52 [2]	0.67	0.76
Net gain (loss) on investments (both realized and unrealized)	(0.01)	0.04	0.38	0.97	(0.69)
Total from investment operations	0.49	0.59	0.90	1.64	0.07
Less distributions
Distributions from net investment income	(0.52)	(0.50)	(0.49)	(0.65)	(0.72)
Distributions from net realized gains	(0.14)	(0.14)	– –	– –	– –
Total distributions	(0.66)	(0.64)	(0.49)	(0.65)	(0.72)
Redemption fees added to paid-in capital	– – [3]	– – [3]	– – [3]	– –	– –
Net asset value at end of period	$7.93	$8.10	$8.15	$7.74	$6.75
Total return[4]	6.42%[5]	7.44%[5]	11.86%[5]	25.48%	0.61%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$51,917	$49,939	$61,983	$73,246	$21,939
Ratios of expenses to average net assets
Net expenses	1.71%	1.72%	1.85%	1.97%	2.08%
Net expenses (excluding interest expense)	1.71%	1.72%	1.85%	1.92%	1.91%
Total expenses	1.86%	1.89%	1.99%	2.11%	2.23%
Ratios of net investment income to average net assets
After advisory/administration fee waivers	6.28%	6.77%	6.50%	8.14%	9.73%
Before advisory/administration fee waivers	6.13%	6.60%	6.35%	8.00%	9.59%
Portfolio turnover rate	105%	129%	172%	212%	301%

1  Audited by other Auditors.

2  Calculated using the average shares outstanding method.

3  Redemption fees added to paid-in capital are less than $0.005 per share.

4  Neither front-end sales load nor contingent deferred sales load is reflected.

5  Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

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BlackRock

AMT-Free Municipal Bond Portfolio

Effective October 2, 2006, the Tax-Free Income Portfolio was re-named the AMT-Free Municipal Bond Portfolio.

Investment Goal

The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in bonds issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies and authorities (and related tax-exempt derivative securities) the interest on which the fund manager believes is exempt from Federal income tax, including the Federal Alternative Minimum Tax (municipal securities). The fund normally invests at least 80% of its assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers. The other 20% of its assets can be invested in securities of non-municipal issuers the income from which is exempt from Federal income tax and securities which are subject to Federal income tax, including the Federal Alternative Minimum Tax. The fund emphasizes municipal securities in the ten to twenty year maturity range. The fund intends to invest so that no more than 25% of its assets are represented by the municipal securities of issuers located in the same state.

The fund manager evaluates sectors of the municipal market and individual bonds within those sectors.

The fund may invest up to 20% of its assets in non-investment grade bonds (high yield or junk bonds) or convertible securities with a minimum rating of B. Split rated bonds will be considered to have the higher credit rating. If a security's rating falls below B, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not municipal securities (and therefore are subject to Federal income tax) and may hold an unlimited amount of uninvested cash reserves. Such a temporary defensive strategy would be inconsistent with the fund's primary investment strategies. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment goal.

IMPORTANT DEFINITIONS

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

General Obligation Bonds: Bonds which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.

High Yield Bonds: Sometimes referred to as "junk bonds", these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Lehman Brothers Municipal Bond Index: An unmanaged index of municipal bonds with the following characteristics: minimum credit rating of Baa, outstanding par value of at least $5 million and issued as part of a transaction of at least $50 million. In addition, the bonds must have a dated-date after December 31, 1990 and must be at least one year from their maturity date.

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IMPORTANT DEFINITIONS

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Municipal Lease Obligations: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of the general obligations of the municipality.

Revenue Bonds: Bonds which are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Tender Option Bonds: Synthetic floating or variable rate securities issued when long term bonds are purchased in the primary or secondary market and then deposited into a trust. Custodial receipts are then issued to investors, such as the fund, evidencing ownership interests in the trust. The remarketing agent for the trust sets a floating or variable rate on typically a weekly basis. Tender option bonds may be considered derivatives. Residual interest tender option bonds are beneficial interests in a tender option bond trust.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

The fund may invest in tender option bonds and residual interest tender option bonds, and may also invest in securities the return of which is inversely related to changes in an interest rate (inverse floaters).

The fund manager may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into interest rate transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest with another party for that other party's obligation to pay or its right to receive another type of interest in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. These practices may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluctuate significantly in price within a short time period.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies. Any capital appreciation realized by the fund as a result of its normal investment activities will generally result in capital gain distributions subject to Federal capital gain taxation.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval. The fund may not change the requirement that it normally invest at least 80% of its assets in municipal securities without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of securities such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due.

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A B rating generally indicates that while the issuer can currently make its interest and principal payments, it probably will not be able to do so in times of financial difficulty. Non-investment grade securities carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These issuers are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is a significant risk that issuers issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also impact the market for lower-rated securities and the fund. The market for high yield bonds is not as liquid as the markets for higher rated securities. This means that it may be harder to buy and sell high yield bonds, especially on short notice, and high yield bonds may be more difficult for the fund to value accurately than higher rated securities. The market for high yield bonds could also be impacted by legal or tax changes.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Municipal securities include revenue bonds, general obligation bonds and municipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Municipal securities also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer. Municipal lease obligations are not guaranteed by the issuer

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and are generally less liquid than other securities. Municipal lease obligations also are subject to the risk that the municipality will not appropriate the funds for lease payments.

The fund may invest in bonds the interest on which may be subject to the Federal Alternative Minimum Tax. The fund may invest up to 20% of its assets in these bonds when added together with any of the fund's other taxable investments. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may, from time to time, invest up to 25% of its assets in securities whose issuers are located in a single state. These investments would make the fund more dependent upon the political and economic circumstances of that state than a mutual fund that invests more broadly.

The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for the fund to value accurately than securities of public corporations. In addition, municipal securities are subject to the risk that their tax treatment could be changed by Congress or state legislatures, thereby affecting the value of outstanding municipal securities.

The fund will rely on legal opinions of counsel to issuers of municipal securities as to the tax-free status of investments and will not do its own analysis.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Investments in tender option bonds, residual interest tender option bonds and inverse floaters expose the fund to the same risks as investments in derivatives, as well as risks associated with leverage, described below, especially the risk of increased volatility. An investment in these securities typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal. Distributions on residual interest tender option bonds and inverse floaters will bear an inverse relationship to short-term municipal security interest rates. Distributions on the residual interests and inverse floaters paid to the fund will be

142

reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. Residual interest tender option bonds and inverse floaters generally will underperform the market for fixed rate municipal securities in a rising interest rate environment.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. The income from certain derivatives may be subject to Federal income tax.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the fund manager will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause a fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss subject to Federal capital gain taxation. Given the frequency of sales, such gain or loss will likely be short-term capital gain or

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loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers Municipal Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

Investor C Shares were launched in February 1997. The performance of Investor C Shares for the period before they were launched is based on the performance of Investor A Shares adjusted to reflect the class specific fees applicable to Investor C Shares at the time of such share class's launch. This information may be considered when assessing the fund's performance, but does not represent the actual performance of this share class.

As of 12/31  Investor A Shares

ANNUAL TOTAL RETURNS*

AMT-Free Municipal Bond

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As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	I Year	5 Years	10 Years	Inception Date[1]
AMT-Free Municipal Bond; Inv A
Return Before Taxes	-0.46%	2.84%	3.91%	05/14/90
Return After Taxes on Distributions	-0.46%	2.84%	3.87%
Return After Taxes on Distributions and Sale of Shares	1.04%	3.01%	3.94%
AMT-Free Municipal Bond; Inv B
Return Before Taxes	-1.38%	2.60%	3.81%	05/14/90
AMT-Free Municipal Bond; Inv C
Return Before Taxes	2.07%	2.94%	3.57%	05/14/90
Lehman Brothers Municipal Bond (Reflects no deduction for fees, expenses or taxes)	4.84%	5.53%	5.76%	N/A

  *  The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions.
Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Investor B and C Shares will vary.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Shareholder Fees

(Fees paid directly from your investment)

	A Shares	B Shares		C Shares
Maximum Sales Charge (Load) Imposed on Purchases* (as percentage of offering price)	4.25%	0.0%		0.0%
Maximum Deferred Sales Charge (Load) (as percentage of offering price)	0.0%	4.5	%**	1.0	%***

These returns assume payment of applicable sales charges.

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IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund's distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Interest Expense: The cost of borrowing money to buy additional securities.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

	A Shares	B Shares	C Shares
Advisory fees	.50%	.50%	.50%
Distribution (12b-1) fees	– –%	.75%	.75%
Other expenses	.49%	.53%	.48%
Service fees	.25%	.25%	.25%
Other	.24%	.28%	.23%
Acquired fund fees and expenses[1]	– –%	– –%	– –%
Total annual fund operating expenses	.99%	1.78%	1.73%
Fee waivers and expense reimbursements[2]	– –	– –	– –
Net expenses[2,3]	.99%	1.78%	1.73%

  *  Reduced front-end sales charges may be available (see the section "Can the Sales Charge be Reduced or Eliminated?" for more information regarding the reduction of front-end sales charges). A CDSC of 0.50% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

  **  The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See the section "Purchase of Investor B Shares") for complete schedule of CDSCs.)

  ***  There is no CDSC on C Shares after one year.

  1  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit expenses to 1.07% (for Investor A Shares) and 1.82% (for Investor B and C Shares) (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. Including voluntary waivers, the net expenses for Investor A Shares of the fund are estimated to be 0.80%, for Investor B Shares of the fund are estimated to be 1.59% and for Investor C Shares of the fund are estimated to be 1.54% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses). These voluntary waivers may be terminated at any time. See the "Management" section for a discussion of these waivers and reimbursements.

  3  The fund is required to report interest expense associated with certain fund investments. Such interest expense for the fund for the most recent fiscal year (as reported in the fund's audited financial statements) was 0.19%. However, the fund did not actually pay such interest expense, and therefore the fund's actual "Net expenses" were as shown in the "Annual Fund Operating Expenses" table above.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:1

	1 Year	3 Years	5 Years	10 Years
A Shares*	$522	$727	$949	$1,586
B Shares**
Redemption	$631	$910	$1,164	$1,789	***
B Shares
No Redemption	$181	$560	$964	$1,789	***
C Shares**
Redemption	$276	$545	$939	$2,041
C Shares
No Redemption	$176	$545	$939	$2,041

  1  The fund is required to report interest expense associated with certain fund investments. Such interest expense for the fund for the most recent fiscal year (as

146

reported in the fund's audited financial statements) was 0.19%. However, the fund did not actually pay such interest expense, and therefore the fund's actual "Net expenses" were as shown in the "Annual Fund Operating Expenses" table above. If the fund had paid such interest expense, your 1, 3, 5 and 10 Year expenses would be $540, $784, $1,046 and $1,746, respectively for Investor A Shares with redemption at the end of each time period, $850, $965, $1,265 and $1,946, respectively for Investor B Shares with redemption at the end of each time period , $200, $618, $1,062 and $1,996, respectively for Investor B Shares with no redemption at the end of each time period, $395, $603, $1,037 and $2,343, respectively for Investor C Shares with redemption at the end of each time period and $295, $603, $1,039 and $2,243 respectively for Investor C Shares, with no redemption at the end of each time period.

  *  Reflects imposition of sales charge.

  **  Reflects deduction of CDSC.

  ***  Based on the conversion of the Investor B Shares to Investor A Shares after seven years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management

The fund management team is led by Walter O'Connor, Managing Director of BlackRock since 2006. The team includes Theodore Jaeckel, CFA, Managing Director of BlackRock since 2006. Mr. O'Connor and Mr. Jaeckel joined BlackRock following the merger with Merrill Lynch Investment Managers (MLIM) in 2006. Mr. O'Connor was a Managing Director of MLIM from 2003 to 2006, a Director (Municipal Tax-Exempt Fund Management) of MLIM from 2000 to 2003, and a Vice President of MLIM from 1993 to 2000. Mr. Jaeckel is a member of BlackRock's Fixed Income Portfolio Management Group. His responsibility is managing client portfolios, with a sector emphasis on tax-exempt municipal securities. At MLIM, he was a portfolio manager with MLIM's tax-exempt fixed income team. Prior to joining MLIM in 1990, Mr. Jaeckel was a municipal bond trader with Chemical Bank. Mr. O'Connor and Mr. Jaeckel have been managing the fund since 2006.

The Statement of Additional Information (SAI) provides additional information about the fund manager's compensation, other accounts managed by the fund manager, and the fund manager's ownership of securities in the fund.

147

Financial Highlights

The financial information in the tables below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Investor A, B or C Share Outstanding Throughout Each Period)

AMT-Free Municipal Bond Portfolio

	INVESTOR A SHARES					INVESTOR B SHARES
	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$11.00	$11.12	$11.22	$11.38	$11.38	$11.00	$11.11	$11.22	$11.38	$11.38
Income from investment operations
Net investment income	0.43 [2]	0.44 [2]	0.44 [2]	0.48	0.52	0.35 [2]	0.36 [2]	0.36 [2]	0.40	0.43
Net gain (loss) on investments (both realized and unrealized)	(0.07)	(0.13)	(0.10)	(0.16)	(0.01)	(0.08)	(0.12)	(0.11)	(0.16)	(0.01)
Total from investment operations	0.36	0.31	0.34	0.32	0.51	0.27	0.24	0.25	0.24	0.42
Less distributions
Distributions from net investment income	(0.43)	(0.43)	(0.44)	(0.48)	(0.51)	(0.34)	(0.35)	(0.36)	(0.40)	(0.42)
Total distributions	(0.43)	(0.43)	(0.44)	(0.48)	(0.51)	(0.34)	(0.35)	(0.36)	(0.40)	(0.42)
Net asset value at end of period	$10.93	$11.00	$11.12	$11.22	$11.38	$10.93	$11.00	$11.11	$11.22	$11.38
Total return[3]	3.35%	2.81%	3.10%	2.91%	4.59%	2.55%	2.14%	2.24%	2.14%	3.81%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$9,713	$8,965	$7,711	$8,573	$8,179	$4,168	$4,839	$5,869	$7,161	$6,211
Ratios of expenses to average net assets
Net expenses (excluding expense and fees)	0.82%	0.86%	1.00%	1.07%	1.07%	1.60%	1.61%	1.75%	1.82%	1.82%
Net expenses (including expense and fees)	1.01%	0.98%	1.06%	1.16%	1.14%	1.79%	1.73%	1.81%	1.91%	1.89%
Total expenses	1.31%	1.30%	1.37%	1.39%	1.36%	1.99%	1.96%	2.03%	2.14%	2.10%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	3.97%	3.99%	3.95%	4.31%	4.62%	3.20%	3.24%	3.21%	3.57%	3.87%
Before advisory/administration and other fee waivers	3.67%	3.67%	3.64%	4.08%	4.41%	3.00%	3.01%	2.99%	3.34%	3.66%
Portfolio turnover rate	66%	87%	69%	72%	45%	66%	87%	69%	72%	45%

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Continued

FINANCIAL HIGHLIGHTS

(For an Investor A, B or C Share Outstanding Throughout Each Period)

AMT-Free Municipal Bond Portfolio

	INVESTOR C SHARES
	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$11.00	$11.12	$11.21	$11.38	$11.38
Income from investment operations
Net investment income	0.35 [2]	0.36 [2]	0.35 [2]	0.41	0.43
Net gain (loss) on investments (both realized and unrealized)	(0.07)	(0.13)	(0.08)	(0.18)	(0.01)
Total from investment operations	0.28	0.23	0.27	0.23	0.42
Less distributions
Distributions from net investment income	(0.35)	(0.35)	(0.36)	(0.40)	(0.42)
Total distributions	(0.35)	(0.35)	(0.36)	(0.40)	(0.42)
Net asset value at end of period	$10.93	$11.00	$11.12	$11.21	$11.38
Total return[3]	2.59%	2.05%	2.33%	2.05%	3.81%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$2,662	$2,303	$2,918	$2,559	$2,857
Ratios of expenses to average net assets
Net expenses (excluding expense and fees)	1.56%	1.62%	1.73%	1.82%	1.82%
Net expenses (including expense and fees)	1.75%	1.74%	1.79%	1.91%	1.89%
Total expenses	1.95%	1.97%	2.01%	2.14%	2.10%
Ratios of net investment income to average net assets
After advisory/administration fee waivers	3.22%	3.26%	3.17%	3.59%	3.89%
Before advisory/administration fee waivers	3.02%	3.03%	2.96%	3.36%	3.68%
Portfolio turnover rate	66%	87%	69%	72%	45%

1  Audited by other auditors.

2  Calculated using the average shares outstanding method.

3  Neither front-end sales load nor contingent deferred sales load is reflected.

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BlackRock

Delaware Municipal Bond Portfolio

IMPORTANT DEFINITIONS

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

General Obligation Bonds: Bonds which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.

High Yield Bonds: Sometimes referred to as "junk bonds", these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Lehman Brothers Municipal Bond Index: An unmanaged index of municipal bonds with the following characteristics: minimum credit rating of Baa, outstanding par value of at least $5 million and issued as part of a transaction of at least $50 million. In addition, the bonds must have a dated-date after December 31, 1990 and must be at least one year from their maturity date.

Effective October 2, 2006, the Delaware Tax-Free Income Portfolio was re-named the Delaware Municipal Bond Portfolio.

Investment Goal

The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in bonds issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies or authorities (and related tax-exempt derivative securities) the interest on which the fund manager believes is exempt from regular Federal income tax and Delaware state income tax (municipal securities). The interest on these securities may not be exempt from Federal Alternative Minimum Tax. The fund normally invests at least 80% of its assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers (including issuers located outside of Delaware). The other 20% of its assets can be invested in securities of non-municipal issuers the income from which is exempt from Federal income tax and/or Delaware state income tax and securities which are subject to Federal income tax and Delaware state income tax. The fund emphasizes municipal securities in the ten to twenty year maturity range.

The fund manager evaluates sectors of the municipal market and individual bonds within those sectors.

The fund may invest up to 20% of its assets in non-investment grade bonds (high yield or junk bonds) or convertible securities with a minimum rating of B. Split rated bonds will be considered to have the higher credit rating. If a security's rating falls below B, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not municipal securities (and therefore are subject to regular Federal income tax and Delaware state income tax) and may hold an unlimited amount of uninvested cash reserves. Such a temporary defensive strategy would be inconsistent with the fund's primary investment strategies. If market conditions improve, these strategies could result in reducing the potential gain from the

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market upswing, thus reducing the fund's opportunity to achieve its investment goal.

The fund may invest in tender option bonds and residual interest tender option bonds, and may also invest in securities the return of which is inversely related to changes in an interest rate (inverse floaters).

The fund manager may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into interest rate transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest with another party for that other party's obligation to pay or its right to receive another type of interest in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. These practices may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluctuate significantly in price within a short time period.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies. Any capital appreciation realized by the fund as a result of its normal investment activities will generally result in capital gain distributions subject to Federal capital gain taxation.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval. The fund may not change the requirement that it normally invest at least 80% of its assets in municipal securities without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of securities such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline

IMPORTANT DEFINITIONS

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Municipal Lease Obligations: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of the general obligations of the municipality.

Revenue Bonds: Bonds which are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Tender Option Bonds: Synthetic floating or variable rate securities issued when long term bonds are purchased in the primary or secondary market and then deposited into a trust. Custodial receipts are then issued to investors, such as the fund, evidencing ownership interests in the trust. The remarketing agent for the trust sets a floating or variable rate on typically a weekly basis. Tender option bonds may be considered derivatives. Residual interest tender option bonds are beneficial interests in a tender option bond trust.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

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may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due.

A B rating generally indicates that while the issuer can currently make its interest and principal payments, it probably will not be able to do so in times of financial difficulty. Non-investment grade securities carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These issuers are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is a significant risk that issuers issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also impact the market for lower-rated securities and the fund. The market for high yield bonds is not as liquid as the markets for higher rated securities. This means that it may be harder to buy and sell high yield bonds, especially on short notice, and high yield bonds may be more difficult for the fund to value accurately than higher rated securities. The market for high yield bonds could also be impacted by legal or tax changes.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

The fact that the fund concentrates its investments in securities of issuers located in Delaware raises special concerns. In particular, changes in the economic conditions and governmental policies of Delaware and its political subdivisions, including as a result of legislation or litigation changing the taxation of municipal securities or the rights of municipal security holders in the event of bankruptcy, could impact the value of the fund's shares.

Municipal securities include revenue bonds, general obligation bonds and municipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private

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activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Municipal securities also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities. Municipal lease obligations also are subject to the risk that the municipality will not appropriate the funds for lease payments.

The fund may invest without limit in bonds the interest on which may be subject to the Federal Alternative Minimum Tax. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for the fund to value accurately than securities of public corporations. In addition, municipal securities are subject to the risk that their tax treatment could be changed by Congress or state legislatures, thereby affecting the value of outstanding municipal securities.

The fund will rely on legal opinions of counsel to issuers of municipal securities as to the tax-free status of investments and will not do its own analysis.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Investments in tender option bonds, residual interest tender option bonds and inverse floaters expose the fund to the same risks as investments in derivatives, as well as risks associated with leverage, described below, especially the risk of increased volatility. An investment in these securities typically will involve greater risk

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than an investment in a municipal fixed rate security, including the risk of loss of principal. Distributions on residual interest tender option bonds and inverse floaters will bear an inverse relationship to short-term municipal security interest rates. Distributions on the residual interests and inverse floaters paid to the fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. Residual interest tender option bonds and inverse floaters generally will underperform the market for fixed rate municipal securities in a rising interest rate environment.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. The income from certain derivatives may be subject to Federal income tax.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the fund manager will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause a fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage.

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High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss subject to Federal capital gain taxation. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund's.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers Municipal Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31  Investor A Shares

ANNUAL TOTAL RETURNS*

Delaware Municipal Bond

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These returns assume payment of applicable sales charges.

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	Since Inception	Inception Date[1]
Delaware Municipal Bond; Inv A
Return Before Taxes	-0.94%	3.20%	3.74%	05/11/98
Return After Taxes on Distributions	-0.94%	3.20%	3.70%
Return After Taxes on Distributions and Sale of Shares	0.72%	3.37%	3.79%
Delaware Municipal Bond; Inv B
Return Before Taxes	-1.72%	2.98%	3.63%	05/11/98
Delaware Municipal Bond; Inv C
Return Before Taxes	1.76%	3.33%	3.49%	05/11/98
Lehman Brothers Municipal Bond (Reflects no deduction for fees, expenses or taxes)	4.84%	5.53%	5.37%**	N/A

  *  The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions.

    Source: BlackRock Advisors, LLC

  **  Daily returns not available. Based upon annualized returns from May 31, 1998.

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Investor B and C Shares will vary.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Shareholder Fees

(Fees paid directly from your investment)

	A Shares	B Shares		C Shares
Maximum Sales Charge (Load) Imposed on Purchases* (as percentage of offering price)	4.25%	0.0%		0.0%
Maximum Deferred Sales Charge (Load) (as percentage of offering price)	0.0%	4.5	%**	1.0	%***

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Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

	A Shares	B Shares	C Shares
Advisory fees	.55%	.55%	.55%
Distribution (12b-1) fees	– –%	.75%	.75%
Other expenses	.52%	.57%	.55%
Service fees	.25%	.25%	.25%
Other	.27%	.32%	.30%
Acquired fund fees and expenses	.01%	.01%	.01%
Total annual fund operating expenses	1.08%	1.88%	1.86%
Fee waivers and expense reimbursements[1]	.12%	.22%	.20%
Net expenses[1,2]	.96%	1.66%	1.66%

  *  Reduced front-end sales charges may be available (see the section "Can the Sales Charge be Reduced or Eliminated?" for more information regarding the reduction of front-end sales charges. A CDSC of 0.50% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

  **  The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See the section "Purchase of Investor B Shares" for complete schedule of CDSCs.)

***  There is no CDSC on C Shares after one year.

  1  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit expenses to 0.95% (for Investor A Shares) and 1.65% (for Investor B and C Shares) (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

  2  The fund is required to report interest expense associated with certain fund investments. Such interest expense for the fund for the most recent fiscal year (as reported in the fund's audited financial statements) was 1.26%. However, the fund did not actually pay such interest expense, and therefore the fund's actual "Net expenses" were as shown in the "Annual Fund Operating Expenses" table above.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:1

	1 Year	3 Years	5 Years	10 Years
A Shares*	$519	$742	$984	$1,676
B Shares**
Redemption	$619	$920	$1,196	$1,876	***
B Shares
No Redemption	$169	$570	$996	$1,876	***
C Shares**
Redemption	$269	$565	$987	$2,163
C Shares
No Redemption	$169	$565	$987	$2,163

  1  The fund is required to report interest expense associated with certain fund investments. Such interest expense for the fund for the most recent fiscal year (as reported in the fund's audited financial statements) was 1.26%. However, the fund did not actually pay such interest expense, and therefore the fund's actual "Net expenses" were as shown in the "Annual Fund Operating Expenses" table above. If the fund had

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund's distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Interest Expense: The cost of borrowing money to buy additional securities.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

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paid such interest expense, your 1, 3, 5 and 10 Year expenses would be $641, $1,113, $1,672 and $2,979, respectively for Investor A Shares with redemption at the end of each time period, $745, $1,298, $1,826 and $3,161, respectively for Investor B Shares with redemption at the end of each time period, $295, $948, $1,626 and $3,161, respectively for Investor B Shares with no redemption at the end of each time period, $494, $941, $1,613 and $3,407, respectively for Investor C Shares with redemption at the end of each time period and $394, $941, $1,613 and $3,407 respectively for Investor C Shares, with no redemption at the end of each time period.

  *  Reflects imposition of sales charge.

  **  Reflects deduction of CDSC.

  ***  Based on the conversion of the Investor B Shares to Investor A Shares after seven years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one- time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management

The fund management team is led by Michael Kalinoski, CFA, Director of BlackRock since 2006. Walter O'Connor, Managing Director of BlackRock since 2006, is a co-manager. Mr. Kalinoski and Mr. O'Connor joined BlackRock following the merger with Merrill Lynch Investment Managers (MLIM) in 2006. Mr. Kalinoski is a member of the Fixed Income Portfolio Management Group. His primary responsibility is managing client portfolios, with a sector emphasis on tax-exempt municipal securities. At MLIM, Mr. Kalinoski was responsible for managing the MuniEnhanced Fund, MuniYield Arizona Fund, MuniYield Quality Fund and MuniYield Quality Fund II. Prior to joining MLIM in 1999, Mr. Kalinoski was a municipal trader with Strong Capital Management. Mr. O'Connor was a Managing Director of Merrill Lynch Investment Managers (MLIM) from 2003 to 2006, a Director (Municipal Tax-Exempt Fund Management) of MLIM from 2000 to 2003, and a Vice President of MLIM from 1993 to 2000. Mr. Kalinoski and Mr. O'Connor have been managing the fund since 2006.

The Statement of Additional Information (SAI) provides additional information about the fund manager's compensation, other accounts managed by the fund manager, and the fund manager's ownership of securities in the fund.

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Financial Highlights

The financial information in the tables below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Investor A, B or C Share Outstanding Throughout Each Period)

Delaware Municipal Bond Portfolio

	INVESTOR A SHARES					INVESTOR B SHARES
	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$9.93	$10.13	$10.24	$10.54	$10.20	$9.93	$10.14	$10.24	$10.54	$10.20
Income from investment operations
Net investment income	0.40 [2]	0.39 [2]	0.42 [2]	0.45	0.49	0.33 [2]	0.31 [2]	0.35 [2]	0.37	0.42
Net gain (loss) on investments (both realized and unrealized)	(0.11)	(0.20)	(0.09)	(0.24)	0.32	(0.11)	(0.21)	(0.08)	(0.23)	0.32
Total from investment operations	0.29	0.19	0.33	0.21	0.81	0.22	0.10	0.27	0.14	0.74
Less distributions
Distributions from net investment income	(0.39)	(0.39)	(0.44)	(0.51)	(0.47)	(0.32)	(0.31)	(0.37)	(0.44)	(0.40)
Total distributions	(0.39)	(0.39)	(0.44)	(0.51)	(0.47)	(0.32)	(0.31)	(0.37)	(0.44)	(0.40)
Net asset value at end of period	$9.83	$9.93	$10.13	$10.24	$10.54	$9.83	$9.93	$10.14	$10.24	$10.54
Total return[3]	3.01%	1.85%	3.35%	2.15%	8.25%	2.26%	0.99%	2.68%	1.38%	7.45%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$11,560	$14,421	$12,895	$8,634	$5,106	$6,213	$7,524	$8,606	$8,528	$3,130
Ratios of expenses to average net assets
Net expenses (excluding expense and fees)	1.00%	1.09%	1.14%	1.17%	1.18%	1.72%	1.84%	1.89%	1.92%	1.92%
Net expenses (including expense and fees)	2.26%	1.84%	1.61%	1.83%	1.81%	2.98%	2.59%	2.36%	2.58%	2.55%
Total expenses	2.47%	2.01%	1.87%	2.02%	1.99%	3.16%	2.67%	2.49%	2.75%	2.74%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	4.11%	3.86%	4.16%	4.48%	4.90%	3.40%	3.10%	3.42%	3.70%	4.14%
Before advisory/administration and other fee waivers	3.90%	3.69%	3.90%	4.30%	4.71%	3.22%	3.02%	3.29%	3.52%	3.96%
Portfolio turnover rate	5%	8%	3%	26%	13%	5%	8%	3%	26%	13%

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Continued

FINANCIAL HIGHLIGHTS

(For an Investor A, B or C Share Outstanding Throughout Each Period)

Delaware Municipal Bond Portfolio

	INVESTOR C SHARES
	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$9.93	$10.13	$10.24	$10.54	$10.20
Income from investment operations
Net investment income	0.33 [2]	0.31 [2]	0.35 [2]	0.37	0.38
Net gain (loss) on investments (both realized and unrealized)	(0.11)	(0.20)	(0.09)	(0.23)	0.36
Total from investment operations	0.22	0.11	0.26	0.14	0.74
Less distributions
Distributions from net investment income	(0.32)	(0.31)	(0.37)	(0.44)	(0.40)
Total distributions	(0.32)	(0.31)	(0.37)	(0.44)	(0.40)
Net asset value at end of period	$9.83	$9.93	$10.13	$10.24	$10.54
Total return[3]	2.26%	1.10%	2.58%	1.38%	7.45%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$9,551	$13,293	$14,500	$14,529	$3,149
Ratios of expenses to average net assets
Net expenses (excluding expense and fees)	1.73%	1.85%	1.89%	1.91%	1.90%
Net expenses (including expense and fees)	2.99%	2.60%	2.36%	2.57%	2.53%
Total expenses	3.15%	2.67%	2.49%	2.74%	2.72%
Ratios of net investment income to average net assets
After advisory/administration fee waivers	3.41%	3.11%	3.43%	3.56%	3.96%
Before advisory/administration fee waivers	3.25%	3.04%	3.30%	3.40%	3.77%
Portfolio turnover rate	5%	8%	3%	26%	13%

1  Audited by other auditors.

2  Calculated using the average shares outstanding method.

3  Neither front-end sales load nor contingent deferred sales load is reflected.

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BlackRock

Ohio Municipal Bond Portfolio

Effective October 2, 2006, the Ohio Tax-Free Income Portfolio was re-named the Ohio Municipal Bond Portfolio.

Investment Goal

The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in bonds issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies or authorities (and related tax-exempt derivative securities) the interest on which the fund manager believes is exempt from regular Federal income tax and Ohio state income tax (municipal securities). The interest on these securities may not be exempt from Federal Alternative Minimum Tax. The fund normally invests at least 80% of its assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers (including issuers located outside of Ohio). The other 20% of its assets can be invested in securities of non-municipal issuers the income from which is exempt from Federal income tax and/or Ohio state income tax and securities which are subject to Federal income tax and Ohio state income tax. The fund emphasizes municipal securities in the ten to twenty year maturity range.

The fund manager evaluates sectors of the municipal market and individual bonds within those sectors.

The fund may invest up to 20% of its assets in non-investment grade bonds (high yield or junk bonds) or convertible securities with a minimum rating of B. Split rated bonds will be considered to have the higher credit rating. If a security's rating falls below B, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not municipal securities (and therefore are subject to regular Federal income tax and Ohio state income tax) and may hold an unlimited amount of uninvested cash reserves. Such a temporary defensive strategy would be inconsistent with the fund's primary investment strategies. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment goal.

IMPORTANT DEFINITIONS

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

General Obligation Bonds: Bonds which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.

High Yield Bonds: Sometimes referred to as "junk bonds", these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Lehman Brothers Municipal Bond Index: An unmanaged index of municipal bonds with the following characteristics; minimum credit rating of Baa, outstanding par value of at least $5 million and issued as part of a transaction of at least $50 million. In addition, the bonds must have a dated-date after December 31, 1990 and must be at least one year from their maturity date.

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IMPORTANT DEFINITIONS

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Municipal Lease Obligations: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of the general obligations of the municipality.

Revenue Bonds: Bonds which are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Tender Option Bonds: Synthetic floating or variable rate securities issued when long term bonds are purchased in the primary or secondary market and then deposited into a trust. Custodial receipts are then issued to investors, such as the fund, evidencing ownership interests in the trust. The remarketing agent for the trust sets a floating or variable rate on typically a weekly basis. Tender options bonds may be considered derivatives. Residual interest tender option bonds are beneficial interests in a tender option bond trust.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

The fund may invest in tender option bonds and residual interest tender option bonds, and may also invest in securities the return of which is inversely related to changes in an interest rate (inverse floaters).

The fund manager may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into interest rate transactions, including swaps, (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of Securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest with another party for that other party's obligation to pay or its right to receive another type of interest in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. These practices may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluctuate significantly in price within a short time period.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies. Any capital appreciation realized by the fund as a result of its normal investment activities will generally result in capital gain distributions subject to Federal capital gain taxation.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval. The fund may not change the requirement that it normally invest at least 80% of its assets in municipal securities without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of securities such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future.

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Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due.

A B rating generally indicates that while the issuer can currently make its interest and principal payments, it probably will not be able to do so in times of financial difficulty. Non-investment grade securities carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These issuers are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is a significant risk that issuers issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also impact the market for lower-rated securities and the fund. The market for high yield bonds is not as liquid as the markets for higher rated securities. This means that it may be harder to buy and sell high yield bonds, especially on short notice, and high yield bonds may be more difficult for the fund to value accurately than higher rated securities. The market for high yield bonds could also be impacted by legal or tax changes.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

The fact that the fund concentrates its investments in securities of issuers located in Ohio raises special concerns. In particular, changes in the economic conditions and governmental policies of Ohio and its political subdivisions, including as a result of legislation or litigation changing the taxation of municipal securities or the rights of municipal security holders in the event of bankruptcy, could impact the value of the fund's shares.

Municipal securities include revenue bonds, general obligation bonds and municipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of

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the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Municipal securities also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities. Municipal lease obligations also are subject to the risk that the municipality will not appropriate the funds for lease payments.

The fund may invest without limit in bonds the interest on which may be subject to the Federal Alternative Minimum Tax. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for the fund to value accurately than securities of public corporations. In addition, municipal securities are subject to the risk that their tax treatment could be changed by Congress or state legislatures, thereby affecting the value of outstanding municipal securities.

The fund will rely on legal opinions of counsel to issuers of municipal securities as to the tax-free status of investments and will not do its own analysis.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Investments in tender option bonds, residual interest tender option bonds and inverse floaters expose the fund to the same risks as investments in derivatives, as well as risks associated with leverage, described below, especially the risk of increased volatility. An investment in these securities typically will involve greater risk

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than an investment in a municipal fixed rate security, including the risk of loss of principal. Distributions on residual interest tender option bonds and inverse floaters will bear an inverse relationship to short-term municipal security interest rates. Distributions on the residual interests and inverse floaters paid to the fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. Residual interest tender option bonds and inverse floaters generally will underperform the market for fixed rate municipal securities in a rising interest rate environment.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. The income from certain derivatives may be subject to Federal income tax.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the fund manager will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause a fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage.

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High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss subject to Federal capital gain taxation. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund's.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers Municipal Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

Investor C Shares were launched in August 1998. The performance of Investor C Shares for the period before they were launched is based on the performance of Institutional Shares adjusted to reflect the class specific fees applicable to Investor C Shares at the time of such share class's launch. This information may be considered when assessing the fund's performance, but does not represent the actual performance of this share class.

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As of 12/31  Investor A Shares

ANNUAL TOTAL RETURNS*

Ohio Municipal Bond

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
Ohio Municipal Bond; Inv A
Return Before Taxes	-1.29%	3.36%	4.27%	12/01/92
Return After Taxes on Distributions	-1.91%	3.22%	4.20%
Return After Taxes on Distributions and Sale of Shares	-0.10%	3.37%	4.23%
Ohio Municipal Bond; Inv B
Return Before Taxes	-2.22%	3.12%	4.19%	12/01/92
Ohio Municipal Bond; Inv C
Return Before Taxes	1.28%	3.49%	3.92%	12/01/92
Lehman Brothers Municipal Bond (Reflects no deduction for fees, expenses or taxes)	4.84%	5.53%	5.76%	N/A

  *  The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions.

    Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Investor B and C Shares will vary.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal

These returns assume payment of applicable sales charges.

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IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund's distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Interest Expense: The cost of borrowing money to buy additional securities.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Shareholder Fees

(Fees paid directly from your investment)

	A Shares	B Shares		C Shares
Maximum Sales Charge (Load) Imposed on Purchases* (as percentage of offering price)	4.25%	0.0%		0.0%
Maximum Deferred Sales Charge (Load) (as percentage of offering price)	0.0%	4.5	%**	1.0	%***

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

	A Shares	B Shares	C Shares
Advisory fees	.50%	.50%	.50%
Distribution (12b-1) fees	– –%	.75%	.75%
Other expenses	.50%	.50%	.47%
Service fees	.25%	.25%	.25%
Other	.25%	.25%	.22%
Acquired fund fees and expenses	.01%	.01%	.01%
Total annual fund operating expenses	1.01%	1.76%	1.73%
Fee waivers and expense reimbursements[1]	.15%	– –%	– –%
Net expenses[1,2]	.86%	1.76%	1.73%

  *  Reduced front-end sales charges may be available (see the section "Can the Sales Charge be Reduced or Eliminated?" for more information regarding the reduction of front-end sales charges). A CDSC of 0.50% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

  **  The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See the section "Purchase of Investor" for complete schedule of CDSCs.)

  ***  There is no CDSC on C Shares after one year.

  1  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit expenses to 0.85% (for Investor A Shares) and 1.82% (for Investor B and C Shares) (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. Including voluntary waivers, the net expenses for Investor B Shares of the fund are estimated to be 1.70% and for Investor C Shares of the fund are estimated to be 1.67% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses). These voluntary waivers may be terminated at any time. See the "Management" section for a discussion of these waivers and reimbursements.

  2  The fund is required to report interest expense associated with certain fund investments. Such interest expense for the fund for the most recent fiscal year (as reported in the fund's audited financial statements) was 0.67%. However, the fund did not actually pay such interest expense, and therefore the fund's actual "Net expenses" were as shown in the "Annual Fund Operating Expenses" table above.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period.

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Although your actual cost may be higher or lower, based on these assumptions your costs would be:1

	1 Year	3 Years	5 Years	10 Years
A Shares*	$509	$719	$945	$1,596
B Shares**
Redemption	$629	$904	$1,154	$1,782	***
B Shares
No Redemption	$179	$554	$954	$1,782	***
C Shares**
Redemption	$276	$545	$939	$2,041
C Shares
No Redemption	$176	$545	$939	$2,041

  1  The fund is required to report interest expense associated with certain fund investments. Such interest expense for the fund for the most recent fiscal year (as reported in the fund's audited financial statements) was 0.67%. However, the fund did not actually pay such interest expense, and therefore the fund's actual "Net expenses" were as shown in the "Annual Fund Operating Expenses" table above. If the fund had paid such interest expense, your 1, 3, 5 and 10 Year expenses would be $574, $918, $1,285 and $2,316, respectively for Investor A Shares with redemption at the end of each time period, $696, $1,108, $1,496 and $2,494, respectively for Investor B Shares with redemption at the end of each time period, $246, $758, $1,296 and $2,494, respectively for Investor B Shares with no redemption at the end of each time period, $343, $748, $1,280 and $2,736, respectively for Investor C Shares with redemption at the end of each time period and $243, $748, $1,280 and $2,736 respectively for Investor C Shares, with no redemption at the end of each time period.

  *  Reflects imposition of sales charge.

  **  Reflects deduction of CDSC.

  ***  Based on the conversion of the Investor B Shares to Investor A Shares after seven years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management

The fund management team is led by Fred Stuebe, Director of BlackRock since 2006. Walter O'Connor, Managing Director of BlackRock since 2006, is a co-manager. Mr. Stuebe and Mr. O'Connor joined BlackRock following the merger with Merrill Lynch Investment Managers (MLIM) in 2006. Mr. Stuebe is a member of the Fixed Income Portfolio Management Group.

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His primary responsibility is managing client portfolios, with a sector emphasis on tax-exempt municipal securities. At MLIM, Mr. Stuebe was a director and portfolio manager on the tax-exempt team. Prior to joining MLIM in 1989, Mr. Stuebe was a portfolio manager at Old Republic Insurance Company. He began his career as a portfolio manager at First National Bank of Chicago. Mr. O'Connor was a Managing Director of Merrill Lynch Investment Managers (MLIM) from 2003 to 2006, a Director (Municipal Tax-Exempt Fund Management) of MLIM from 2000 to 2003, and a Vice President of MLIM from 1993 to 2000. Mr. Stuebe and Mr. O'Connor have been managing the fund since 2006.

The Statement of Additional Information (SAI) provides additional information about the fund manager's compensation, other accounts managed by the fund manager, and the fund manager's ownership of securities in the fund.

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Financial Highlights

The financial information in the tables below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Investor A, B or C Share Outstanding Throughout Each Period)

Ohio Municipal Bond Portfolio

	INVESTOR A SHARES					INVESTOR B SHARES
	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$10.64	$10.88	$10.87	$11.09	$10.80	$10.64	$10.88	$10.87	$11.09	$10.80
Income from investment operations
Net investment income	0.45 [2]	0.44 [2]	0.49 [2]	0.46	0.46	0.36 [2]	0.36 [2]	0.41 [2]	0.39	0.39
Net gain (loss) on investments (both realized and unrealized)	(0.14)	(0.21)	(0.03)	(0.21)	0.36	(0.13)	(0.21)	(0.03)	(0.23)	0.35
Total from investment operations	0.31	0.23	0.46	0.25	0.82	0.23	0.15	0.38	0.16	0.74
Less distributions
Distributions from net investment income	(0.43)	(0.47)	(0.45)	(0.47)	(0.53)	(0.35)	(0.39)	(0.37)	(0.38)	(0.45)
Total distributions	(0.43)	(0.47)	(0.45)	(0.47)	(0.53)	(0.35)	(0.39)	(0.37)	(0.38)	(0.45)
Net asset value at end of period	$10.52	$10.64	$10.88	$10.87	$11.09	$10.52	$10.64	$10.88	$10.87	$11.09
Total return[3]	3.05%	2.14%	4.34%	2.31%	7.90%	2.22%	1.38%	3.57%	1.54%	7.10%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$7,557	$8,873	$5,043	$7,494	$15,587	$7,070	$9,424	$10,280	$10,453	$8,740
Ratios of expenses to average net assets
Net expenses (excluding expense and fees)	0.90%	0.99%	1.07%	1.08%	1.06%	1.72%	1.75%	1.79%	1.82%	1.81%
Net expenses (including expense and fees)	1.57%	1.43%	1.31%	1.41%	1.42%	2.39%	2.19%	2.03%	2.15%	2.17%
Total expenses	1.81%	1.64%	1.58%	1.64%	1.64%	2.46%	2.29%	2.21%	2.38%	2.39%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	4.26%	4.05%	4.56%	4.32%	4.37%	3.46%	3.32%	3.78%	3.55%	3.65%
Before advisory/administration and other fee waivers	4.02%	3.84%	4.29%	4.09%	4.16%	3.39%	3.22%	3.60%	3.32%	3.44%
Portfolio turnover rate	13%	9%	5%	15%	22%	13%	9%	5%	15%	22%

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Continued

FINANCIAL HIGHLIGHTS

(For an Investor A, B or C Share Outstanding Throughout Each Period)

Ohio Municipal Bond Portfolio

	INVESTOR C SHARES
	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$10.65	$10.89	$10.87	$11.09	$10.80
Income from investment operations
Net investment income	0.36 [2]	0.36 [2]	0.41 [2]	0.40	0.39
Net gain (loss) on investments (both realized and unrealized)	(0.13)	(0.21)	(0.02)	(0.24)	0.35
Total from investment operations	0.23	0.15	0.39	0.16	0.74
Less distributions
Distributions from net investment income	(0.35)	(0.39)	(0.37)	(0.38)	(0.45)
Total distributions	(0.35)	(0.39)	(0.37)	(0.38)	(0.45)
Net asset value at the end of the period	$10.53	$10.65	$10.89	$10.87	$11.09
Total return[3]	2.24%	1.38%	3.66%	1.54%	7.09%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$7,832	$7,063	$5,411	$5,740	$3,632
Ratios of expenses to average net assets
Net expenses (excluding expense and fees)	1.69%	1.74%	1.77%	1.82%	1.80%
Net expenses (including expense and fees)	2.36%	2.18%	2.01%	2.15%	2.16%
Total expenses	2.44%	2.28%	2.19%	2.38%	2.37%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	3.46%	3.30%	3.80%	3.55%	3.60%
Before advisory/administration and other fee waivers	3.38%	3.20%	3.62%	3.32%	3.39%
Portfolio turnover rate	13%	9%	5%	15%	22%

1  Audited by other auditors.

2  Calculated using the average shares outstanding method.

3  Neither front-end sales load nor contingent deferred sales load is reflected.

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BlackRock

Kentucky Municipal Bond Portfolio

Effective October 2, 2006, the Kentucky Tax-Free Income Portfolio was re-named the Kentucky Municipal Bond Portfolio.

Investment Goal

The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in bonds issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies or authorities (and related tax-exempt derivative securities) the interest on which the fund manager believes is exempt from regular Federal income tax and Kentucky state income tax (municipal securities). The interest on these securities may not be exempt from Federal Alternative Minimum Tax. The fund normally invests at least 80% of its assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers (including issuers located outside of Kentucky). The other 20% of its assets can be invested in securities of non-municipal issuers the income from which is exempt from Federal income tax and/or Kentucky state income tax and securities which are subject to Federal income tax and Kentucky state income tax. The fund emphasizes municipal securities in the ten to twenty year maturity range.

The management team evaluates sectors of the municipal market and individual bonds within those sectors.

The fund may invest up to 20% of its assets in non-investment grade bonds (high yield or junk bonds) or convertible securities with a minimum rating of B. Split rated bonds will be considered to have the higher credit rating. If a security's rating falls below B, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not municipal securities (and therefore are subject to regular Federal income tax and Kentucky state income tax) and may hold an unlimited amount of uninvested cash reserves. Such a temporary defensive strategy would be inconsistent with the fund's primary investment strategies. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment goal.

IMPORTANT DEFINITIONS

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

General Obligation Bonds: Bonds which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.

High Yield Bonds: Sometimes referred to as "junk bonds", these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Lehman Brothers Municipal Bond Index: An unmanaged index of municipal bonds with the following characteristics: minimum credit rating of Baa, outstanding par value of at least $5 million and issued as part of a transaction of at least $50 million. In addition, the bonds must have a dated-date after December 31, 1990 and must be at least one year from their maturity date.

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IMPORTANT DEFINITIONS

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Municipal Lease Obligations: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of the general obligations of the municipality.

Revenue Bonds: Bonds which are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Tender Option Bonds: Synthetic floating or variable rate securities issued when long term bonds are purchased in the primary or secondary market and then deposited into a trust. Custodial receipts are then issued to investors, such as the fund, evidencing ownership interests in the trust. The remarketing agent for the trust sets a floating or variable rate on typically a weekly basis. Tender option bonds may be considered derivatives. Residual interest tender option bonds are beneficial interests in a tender option bond trust.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

The fund may invest in tender option bonds and residual interest tender option bonds, and may also invest in securities the return of which is inversely related to changes in an interest rate (inverse floaters).

The fund manager may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into interest rate transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest with another party for that other party's obligation to pay or its right to receive another type of interest in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. These practices may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluctuate significantly in price within a short time period.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies. Any capital appreciation realized by the fund as a result of its normal investment activities will generally result in capital gain distributions subject to Federal capital gain taxation.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval. The fund may not change the requirement that it normally invest at least 80% of its assets in municipal securities without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of securities such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due.

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A B rating generally indicates that while the issuer can currently make its interest and principal payments, it probably will not be able to do so in times of financial difficulty. Non-investment grade securities carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These issuers are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is a significant risk that issuers issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also impact the market for lower-rated securities and the fund. The market for high yield bonds is not as liquid as the markets for higher rated securities. This means that it may be harder to buy and sell high yield bonds, especially on short notice, and high yield bonds may be more difficult for the fund to value accurately than higher rated securities. The market for high yield bonds could also be impacted by legal or tax changes.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

The fact that the fund concentrates its investments in securities of issuers located in Kentucky raises special concerns. In particular, changes in the economic conditions and governmental policies of Kentucky and its political subdivisions, including as a result of legislation or litigation changing the taxation of municipal securities or the rights of municipal security holders in the event of bankruptcy, could impact the value of the fund's shares.

Municipal securities include revenue bonds, general obligation bonds and municipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular

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risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Municipal securities also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities. Municipal lease obligations also are subject to the risk that the municipality will not appropriate the funds for lease payments.

The fund may invest without limit in bonds the interest on which may be subject to the Federal Alternative Minimum Tax. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for the fund to value accurately than securities of public corporations. In addition, municipal securities are subject to the risk that their tax treatment could be changed by Congress or state legislatures, thereby affecting the value of outstanding municipal securities.

The fund will rely on legal opinions of counsel to issuers of municipal securities as to the tax-free status of investments and will not do its own analysis.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Investments in tender option bonds, residual interest tender option bonds and inverse floaters expose the fund to the same risks as investments in derivatives, as well as risks associated with leverage, described below, especially the risk of increased volatility. An investment in these securities typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal. Distributions on residual interest tender option bonds and inverse floaters will bear an inverse relationship

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to short-term municipal security interest rates. Distributions on the residual interests and inverse floaters paid to the fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. Residual interest tender option bonds and inverse floaters generally will underperform the market for fixed rate municipal securities in a rising interest rate environment.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. The income from certain derivatives may be subject to Federal income tax.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the fund manager will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause a fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions,

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dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss subject to Federal capital gain taxation. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund's.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers Municipal Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31  Investor A Shares

ANNUAL TOTAL RETURNS*

Kentucky Municipal Bond

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As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	Since Inception	Inception Date[1]
Kentucky Municipal Bond; Inv A
Return Before Taxes	-1.39%	2.87%	3.30%	05/11/98
Return After Taxes on Distributions	-1.93%	2.75%	3.19%
Return After Taxes on Distributions and Sale of Shares	-0.01%	2.93%	3.32%
Kentucky Municipal Bond; Inv B
Return Before Taxes	-2.15%	2.65%	3.19%	05/11/98
Kentucky Municipal Bond; Inv C
Return Before Taxes	1.30%	3.01%	3.08%	05/11/98
Lehman Brothers Municipal Bond (Reflects no deduction for fees, expenses or taxes)	4.84%	5.53%	5.37%**	N/A

  *  The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions.

    Source: BlackRock Advisors, LLC

  **  Daily returns not available. Based upon annualized returns from May 31, 1998.

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Investor B and C Shares will vary.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Shareholder Fees

(Fees paid directly from your investment)

	A Shares	B Shares		C Shares
Maximum Sales Charge (Load) Imposed on Purchases* (as percentage of offering price)	4.25%	0.0%		0.0%
Maximum Deferred Sales Charge (Load) (as percentage of offering price)	0.0%	4.5	%**	1.0	%***

These returns assume payment of applicable sales charges.

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IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund's distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Interest Expense: The cost of borrowing money to buy additional securities.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

	A Shares	B Shares	C Shares
Advisory fees	.55%	.55%	.55%
Distribution (12b-1) fees	– –%	.75%	.75%
Other expenses	.49%	.58%	.51%
Service fees	.25%	.25%	.25%
Other	.24%	.33%	.26%
Acquired fund fees and expenses	.01%	.01%	.01%
Total annual fund operating expenses	1.05%	1.89%	1.82%
Fee waivers and expense reimbursements[1]	.09%	.28%	.21%
Net expenses[1,2]	.96%	1.61%	1.61%

  *  Reduced front-end sales charges may be available (see the section "Can the Sales Charge be Reduced or Eliminated?" for more information regarding the reduction of front-end sales charges). A CDSC of 0.50% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

  **  The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See the section "Purchase of Investor B Shares" for complete schedule of CDSCs.)

  ***  There is no CDSC on C Shares after one year.

  1  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit expenses to 0.95% (for Investor A Shares) and 1.60% (for Investor B and C Shares) (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. Including voluntary waivers, the net expenses for Investor A Shares of the fund are estimated to be 0.91%(excluding interest expense, acquired fund fees and expenses and certain other fund expenses). These voluntary waivers may be terminated at any time. See the "Management" section for a discussion of these waivers and reimbursements.

  2  The fund is required to report interest expense associated with certain fund investments. Such interest expense for the fund for the most recent fiscal year (as reported in the fund's audited financial statements) was 0.56%. However, the fund did not actually pay such interest expense, and therefore the fund's actual "Net expenses" were as shown in the "Annual Fund Operating Expenses" table above.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:1

	1 Year	3 Years	5 Years	10 Years
A Shares*	$519	$736	$971	$1,645
B Shares**
Redemption	$614	$917	$1,195	$1,866
B Shares
No Redemption	$164	$567	$995	$1,866
C Shares**
Redemption	$264	$552	$966	$2,120
C Shares
No Redemption	$164	$552	$966	$2,120

  1  The fund is required to report interest expense associated with certain fund investments. Such interest expense for the fund for the most recent fiscal year (as reported in the fund's audited financial statements) was 0.56%. However, the fund did

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not actually pay such interest expense, and therefore the fund's actual "Net expenses" were as shown in the "Annual Fund Operating Expenses" table above. If the fund had paid such interest expense, your 1, 3, 5 and 10 Year expenses would be $573, $903, $1,256, and $2,248, respectively for Investor A Shares with redemption at the end of each time period, $670, $1,087, $1,480 and $2,460, respectively for Investor B Shares with redemption at the end of each time period, $220, $737, $1,280 and $2,460, respectively for Investor B Shares with no redemption at the end of each time period, $320, $722, $1,251, and $2,700, respectively for Investor C Shares with redemption at the end of each time period and $320, $722, $1,251, and $2,700 respectively for Investor C Shares, with no redemption at the end of each time period.

  *  Reflects imposition of sales charge.

  **  Reflects deduction of CDSC.

  ***  Based on the conversion of the Investor B Shares to Investor A Shares after seven years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management

The fund management team is led by Fred Stuebe, Director of BlackRock since 2006. Walter O'Connor, Managing Director of BlackRock since 2006, is a co-manager. Mr. Stuebe and Mr. O'Connor joined BlackRock following the merger with Merrill Lynch Investment Managers (MLIM) in 2006. Mr. Stuebe is a member of the Fixed Income Portfolio Management Group. His primary responsibility is managing client portfolios, with a sector emphasis on tax-exempt municipal securities. At MLIM, Mr. Stuebe was a director and portfolio manager on the tax-exempt team. Prior to joining MLIM in 1989, Mr. Stuebe was a portfolio manager at Old Republic Insurance Company. He began his career as a portfolio manager at First National Bank of Chicago. Mr. O'Connor was a Managing Director of Merrill Lynch Investment Managers (MLIM) from 2003 to 2006, a Director (Municipal Tax-Exempt Fund Management) of MLIM from 2000 to 2003, and a Vice President of MLIM from 1993 to 2000. Mr. Stuebe and Mr. O'Connor have been managing the fund since 2006.

The Statement of Additional Information (SAI) provides additional information about the fund manager's compensation, other accounts managed by the fund manager, and the fund manager's ownership of securities in the fund.

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Financial Highlights

The financial information in the tables below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Investor A, B or C Share Outstanding Throughout Each Period)

Kentucky Municipal Bond Portfolio

	INVESTOR A SHARES					INVESTOR B SHARES
	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$9.69	$9.73	$9.77	$9.99	$9.94	$9.69	$9.73	$9.77	$9.99	$9.94
Income from investment operations
Net investment income	0.43 [2]	0.42 [2]	0.41 [2]	0.44	0.44	0.36 [2]	0.35 [2]	0.33 [2]	0.36	0.37
Net gain (loss) on investments (both realized and unrealized)	(0.18)	(0.14)	(0.07)	(0.20)	0.07	(0.18)	(0.14)	(0.07)	(0.20)	0.07
Total from investment operations	0.25	0.28	0.34	0.24	0.51	0.18	0.21	0.26	0.16	0.44
Less distributions
Distributions from net investment income	(0.36)	(0.32)	(0.38)	(0.46)	(0.46)	(0.29)	(0.25)	(0.30)	(0.38)	(0.39)
Total distributions	(0.36)	(0.32)	(0.38)	(0.46)	(0.46)	(0.29)	(0.25)	(0.30)	(0.38)	(0.39)
Net asset value at end of period	$9.58	$9.69	$9.73	$9.77	$9.99	$9.58	$9.69	$9.73	$9.77	$9.99
Total return[3]	2.68%	2.95%	3.53%	2.46%	5.33%	1.94%	2.18%	2.76%	1.70%	4.55%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$6,240	$6,377	$5,482	$4,701	$3,612	$2,233	$3,578	$3,897	$3,795	$2,311
Ratios of expenses to average net assets
Net expenses (excluding expenses and fees)	0.97%	1.09%	1.15%	1.17%	1.18%	1.71%	1.85%	1.89%	1.92%	1.91%
Net expenses (including expenses and fees)	1.53%	1.44%	1.31%	1.35%	1.34%	2.27%	2.20%	2.05%	2.10%	2.07%
Total expenses	1.75%	1.61%	1.52%	1.53%	1.51%	2.47%	2.27%	2.18%	2.27%	2.24%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	4.50%	4.28%	4.19%	4.42%	4.52%	3.78%	3.55%	3.44%	3.64%	3.71%
Before advisory/administration and other fee waivers	4.28%	4.11%	3.97%	4.24%	4.35%	3.58%	3.48%	3.31%	3.46%	3.54%
Portfolio turnover rate	8%	4%	7%	34%	11%	8%	4%	7%	34%	11%

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Continued

FINANCIAL HIGHLIGHTS

(For an Investor A, B or C Share Outstanding Throughout Each Period)

Kentucky Municipal Bond Portfolio

	INVESTOR C SHARES
	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$9.71	$9.76	$9.79	$10.02	$9.97
Income from investment operations
Net investment income	0.36 [2]	0.35 [2]	0.33 [2]	0.36	0.37
Net gain (loss) on investments (both realized and unrealized)	(0.17)	(0.15)	(0.06)	(0.21)	0.07
Total from investment operations	0.19	0.20	0.27	0.15	0.44
Less distributions
Distributions from net investment income	(0.29)	(0.25)	(0.30)	(0.38)	(0.39)
Total distributions	(0.29)	(0.25)	(0.30)	(0.38)	(0.39)
Net asset value at end of period	$9.61	$9.71	$9.76	$9.79	$10.02
Total return[3]	2.04%	2.07%	2.86%	1.59%	4.53%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$1,115	$938	$1,399	$1,179	$1,036
Ratios of expenses to average net assets
Net expenses (excluding expense and fees)	1.68%	1.86%	1.88%	1.92%	1.90%
Net expenses (including expense and fees)	2.24%	2.21%	2.04%	2.10%	2.06%
Total expenses	2.41%	2.27%	2.16%	2.28%	2.24%
Ratios of net investment income to average net assets
After advisory/administration fee waivers	3.75%	3.55%	3.43%	3.69%	3.61%
Before advisory/administration fee waivers	3.58%	3.49%	3.31%	3.50%	3.44%
Portfolio turnover rate	8%	4%	7%	34%	11%

1  Audited by other auditors.

2  Calculated using the average shares outstanding method.

3  Neither front-end sales load nor contingent deferred sales load is reflected.

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About Your Investment

Buying Shares from a Registered Investment Professional

BlackRock Funds believes that investors can benefit from the advice and ongoing assistance of a registered investment professional. Accordingly, when you buy or sell BlackRock Funds Investor Shares, you may pay a sales charge, which is used to compensate your investment professional for services provided to you. An investment professional who is compensated for selling shares may receive a different amount for each class.

As a shareholder you pay certain fees and expenses. Shareholder fees are paid directly from your investment and annual fund operating expenses are paid out of fund assets and are reflected in the fund's net asset value.

Your registered representative can help you to buy shares by telephone. Before you place your order make sure that you have read the Prospectus and have a discussion with your registered representative about the details of your investment.

What Price Per Share Will You Pay?

The price of mutual fund shares generally changes every day the New York Stock Exchange (NYSE) is open (business day). A mutual fund is a pool of investors' money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $50 million and has 5 million shares outstanding, the net asset value (NAV) per share is $10. When you buy Investor Shares you pay the NAV per share plus the applicable front-end sales charge if you are purchasing Investor A Shares.

PFPC Inc. (PFPC), the Fund's transfer agent, will probably receive your order from your registered representative, who takes your order. However, you can also fill out a purchase application and mail it to the transfer agent with your check. Please call (800) 441-7762 for a purchase application. Purchase orders received by the transfer agent before the close of regular trading on the NYSE (currently 4 p.m. (Eastern time)) on each day the NYSE is open will be priced based on the NAV calculated at the close of trading on that day plus any applicable sales charge. NAV is calculated separately for each class of shares of each fund as of the close of business on the NYSE, generally 4 p.m. (Eastern time), each day the NYSE is open. Shares will not be priced on days the NYSE is closed. Purchase orders received after the close of trading

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will be priced based on the next calculation of NAV. Non-U.S. securities and certain other securities held by a fund may trade on days when the NYSE is closed. In these cases, net asset value of shares may change when fund shares cannot be bought or sold.

Since the NAV changes daily, the price of your shares depends on the time that your order is received by the Fund's transfer agent, whose job it is to keep track of shareholder records.

Each fund's assets are valued primarily on the basis of market quotations. Certain short-term debt securities are valued on the basis of amortized cost. When a determination is made that market quotations are not readily available, including, but not limited to, when (i) the exchange or market on which a security is traded does not open for trading for an entire trading day and no other market prices are available, (ii) a particular security does not trade regularly or has had its trading halted, (iii) a security does not have a price source due to its lack of liquidity, (iv) BlackRock believes a market quotation from a broker-dealer is unreliable (e.g., where it varies significantly from a recent trade), (v) the security is thinly traded or (vi) there has been a significant subsequent event, each fund values the affected securities at fair value as determined by BlackRock pursuant to procedures adopted by the Fund's Board of Trustees. For example, the fund will value a security that trades principally on a foreign market using the most recent closing market price from the market on which the security principally trades, unless, in BlackRock's judgment, a significant event subsequent to the market close has rendered such market closing price unreliable. Because significant events could affect the value of a foreign security between the close of the foreign market where the security is principally traded and the time the fund calculates its NAV, such closing price may not be reflective of current market conditions. In this case, the fund will use what it believes to be the fair value of the security as of the time the fund calculates its NAV.

Fair value represents a good faith approximation of the value of a security. A security's valuation may differ depending on the method used for determining value. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in

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which the particular fair values were used in determining a fund's NAV. As a result, a fund's sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

When you place a purchase order, you need to specify whether you want Investor A, B or C Shares. If you do not specify a class, you will receive Investor A Shares.

When Must You Pay?

Payment for an order must be made in Federal funds or other immediately available funds by the time specified by your registered representative or other financial intermediary, but in no event later than 4 p.m. (Eastern time) on the third business day following PFPC's receipt of the order. If payment is not received by this time, the order will be cancelled and you and your registered representative or other financial intermediary will be responsible for any loss to the Fund. For shares purchased directly from the transfer agent, a check payable to BlackRock Funds which bears the name of the fund you are purchasing must accompany a completed purchase application. There is a $20 fee for each purchase check that is returned due to insufficient funds. The Fund does not accept third-party checks. You may also wire Federal funds to the transfer agent to purchase shares, but you must call the Fund at (800) 441-7762 before doing so to confirm the wiring instructions.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Fund, to obtain, verify and record information that identifies each person who opens an account. When opening an account, you will be asked for your name, address, date of birth and other information that will allow the Fund to identify you. The Fund may also ask to see other identifying documents such as a driver's license (for individuals) or Articles of Incorporation or other formation documents (for institutions). The Fund may use a third party to obtain and verify this information. The Fund may not be able to establish an account, or it may close your existing account and/or redeem your shares involuntarily, if you do not provide sufficient information within the relevant time periods.

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How Much is the Minimum Investment?

The minimum investment for the initial purchase of Investor Shares is $1,000. The Fund permits a lower initial investment if you are an employee of the Fund or one of its service providers and through certain fee-based programs, qualified employee benefit plans and the Automatic Investment Plan (AIP) in which you make regular, periodic investments through a savings or checking account. See "Automatic Investment Plan" below. There is a $50 minimum for all subsequent investments, subject to certain exclusions. The Fund will not accept a purchase order of $50,000 or more for Investor B Shares or $500,000 or more for Investor C Shares. Your registered representative may set a lower maximum for Investor B Share purchases. The Fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements for any shareholder and suspend and resume the sale of any share class of any fund at any time for any reason.

Which Pricing Option Should You Choose?

BlackRock Funds offers different pricing options to investors in the form of different share classes. Your registered representative can help you decide which option works best for you. Through this Prospectus, you can choose from Investor A, B, or C Shares. Investor B Shares automatically convert to A Shares seven years from purchase. Purchases of Investor B and C Shares can only be made through a registered representative.

A Shares (Front-End Load)

■  One time sales charge paid at time of purchase

■  No distribution fees

■  Free exchange with other A Shares in BlackRock Funds family

■  Advantage: Makes sense for investors who are eligible to have the sales charge reduced or eliminated or who have a long-term investment horizon because there are no ongoing distribution fees.

■  Disadvantage: You pay a sales charge up-front, and therefore you start off owning fewer shares.

B Shares (Back-End Load)

■  No front-end sales charge when you buy shares

■  You pay a sales charge when you redeem shares. It is called a contingent deferred sales charge (CDSC) and it declines over 6 years to zero from a high of 4.5%.

■  Ongoing distribution fees

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■  Free exchange with other B Shares in BlackRock Funds family

■  Automatically convert to A Shares seven years from purchase and therefore will have lower ongoing distribution fees than C Shares held for longer than 7 years.

■  Advantage: No up-front sales charge so you start off owning more shares.

■  Disadvantage: You pay ongoing distribution fees each year you own shares, which means that you can expect lower total performance per share than A Shares.

C Shares (Level Load)

■  No front-end sales charge when you buy shares

■  Contingent deferred sales charge (CDSC) of 1.00% if shares are redeemed within 12 months of purchase

■  Ongoing distribution fees

■  Free exchange with other C Shares in BlackRock Funds family

■  Advantage: No up-front sales charge so you start off owning more shares. These shares may make sense for investors who have a shorter investment horizon relative to A or B Shares.

■  Disadvantage: You pay ongoing distribution fees each year you own shares, which means that you can expect lower total performance per share than A Shares. Unlike B Shares, C Shares do not convert to A Shares, so you will continue paying the ongoing distribution fees as long as you hold the C Shares. Over the long term, this can add up to higher total fees than either A Shares or B Shares.

Investor B Shares received through the reinvestment of dividends and capital gains convert to A Shares proportionately with the conversion of B Shares that were not received through reinvestment.

If you are choosing between Investor A or Investor B Shares of the Bond Portfolios, it generally will be more economical for you to purchase A Shares because the relatively low front-end sales charge on A Shares as compared to the CDSC and higher ongoing distribution fees on B Shares generally will result in higher returns for A Shares.

Your registered representative may receive different compensation depending upon which share class you choose. A portion of the front-end sales charge on Investor A Shares is reallowed to your registered representative, as described in the SAI. Your registered representative will generally receive commissions equal to 4.00%

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of Investor B Shares and 1.00% of Investor C Shares sold by him or her, plus ongoing fees under the Fund's distribution and service plan. It is important to remember that Investor B and Investor C Share contingent deferred sales charges and ongoing distribution fees have the same purpose as the front-end sales charge on sales of Investor A Shares: to compensate your registered representative for selling you shares. In some circumstances, these differences in compensation may create an incentive for your registered representative to recommend one fund or share class to you over another. Please contact your registered representative for details about compensation he or she receives for selling you shares of the Fund. To receive information about sales charges and payments to registered representatives free of charge, please see the SAI or go to www.blackrock.com/funds.

How Much is the Sales Charge?

The tables below show the schedules of sales charges that you may pay if you buy and sell Investor A, B and C Shares of a fund.

Purchase of Investor A Shares

The following tables show the front-end sales charges that you may pay if you buy Investor A Shares. The offering price for Investor A Shares includes any front-end sales charge. The front-end sales charge expressed as a percentage of the offering price may be higher or lower than the charge described below due to rounding. Similarly, any contingent deferred sales charge paid upon certain redemptions of Investor A Shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described below due to rounding. You may qualify for a reduced front-end sales charge. Purchases of Investor A Shares at certain fixed dollar levels, known as "breakpoints," cause a reduction in the front-end sales charge. Once you achieve a breakpoint, you pay that sales charge on your entire purchase amount (and not just the portion above the breakpoint). Additionally, the front-end sales charge can be reduced or eliminated through one or a combination of the following: the right of accumulation, a Letter of Intent, the reinstatement privilege, quantity discounts or a waiver of the sales charge (described below).

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The following schedule of front-end sales charges and quantity discounts applies to the Enhanced Income and Low Duration Bond Portfolios.

AMOUNT OF TRANSACTION AT OFFERING PRICE	SALES CHARGE AS % OF OFFERING PRICE*	SALES CHARGE AS % OF NET ASSET VALUE*
Less than $50,000	3.00%	3.09%
$50,000 but less than $100,000	2.75%	2.83%
$100,000 but less than $250,000	2.50%	2.56%
$250,000 but less than $500,000	1.75%	1.78%
$500,000 but less than $1,000,000	1.25%	1.26%
$1 million or more	0.00%	0.00%

*  There is no initial sales charge on purchases of $1,000,000 or more of Investor A Shares; however, you will pay a contingent deferred sales charge of (i) 0.50% for Low Duration Bond and (ii) 0.15% for Enhanced Income Portfolios, of the price of the shares when purchased or the net asset value of the shares on the redemption date (whichever is less) for shares redeemed within 18 months after purchase.

The following schedule of front-end sales charges and quantity discounts applies to the Intermediate Government Bond, Intermediate Bond, Intermediate Bond II, Total Return, Total Return II, Inflation Protected Bond, Government Income, Managed Income, International Bond, High Yield Bond and GNMA Portfolios.

AMOUNT OF TRANSACTION AT OFFERING PRICE	SALES CHARGE AS % OF OFFERING PRICE*	SALES CHARGE AS % OF NET ASSET VALUE*
Less than $25,000	4.00%	4.17%
$25,000 but less than $100,000	3.75%	3.90%
$100,000 but less than $250,000	3.50%	3.63%
$250,000 but less than $500,000	2.50%	2.56%
$500,000 but less than $750,000	2.00%	2.04%
$750,000 but less than $1,000,000	1.50%	1.52%
$1,000,000 or more	0.00%	0.00%

*  There is no initial sales charge on purchases of $1,000,000 or more of Investor A Shares; however, you will pay a contingent deferred sales charge of (i) 0.50% for the Intermediate Government Bond, Intermediate Bond, Intermediate Bond II, Total Return, Total Return II, Government Income, GNMA and Managed Income Portfolios, (ii) 0.15% for the Inflation Protected Bond Portfolio and (iii) 0.75% for the International Bond and High Yield Bond Portfolios, of the price of the shares when purchased or the net asset value of the shares on the redemption date (whichever is less) for shares redeemed within 18 months after purchase.

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The following schedule of front-end sales charges and quantity discounts applies to the AMT-Free Municipal Bond, Delaware Municipal Bond, Ohio Municipal Bond and Kentucky Municipal Bond Portfolios.

AMOUNT OF TRANSACTION AT OFFERING PRICE	SALES CHARGE AS % OF OFFERING PRICE*	SALES CHARGE AS % OF NET ASSET VALUE*
Less than $100,000	4.25%	4.44%
$100,000 but less than $250,000	3.25%	3.36%
$250,000 but less than $500,000	2.50%	2.56%
$500,000 but less than $1,000,000	2.25%	2.30%
$1,000,000 or more	0.00%	0.00%

*  There is no initial sales charge on purchases of $1,000,000 or more of Investor A Shares; however, you will pay a contingent deferred sales charge of 0.50% of the price of the shares when purchased or the net asset value of the shares on the redemption date (whichever is less) for shares redeemed within 18 months after purchase.

The Fund's distributor retains 0.25% of the sales charge on all purchases of Investor A Shares. When an investor purchases Investor A Shares directly from the Fund (and not through a broker), the distributor retains the entire front-end sales charge.

Purchase of Investor B Shares

Except for purchase orders from certain authorized qualified employee benefit plans, no new purchase orders for Investor B Shares of the Bond Portfolios will be accepted. Existing holders of Investor B Shares may continue to (i) have their dividends and distributions reinvested in Investor B Shares and (ii) exchange their Investor B Shares for Investor B Shares of other BlackRock funds, subject to applicable restrictions.

Purchases of Investor B Shares can only be made through a registered representative. Investor B Shares are subject to a CDSC at the rates shown in the chart below if they are redeemed within six years of purchase. The CDSC is based on the price of the Investor B Shares when purchased or the net asset value of the Investor B Shares on the redemption date (whichever is less) and is calculated without regard to any redemption fee. The amount of any CDSC an investor must pay depends on the number of years that elapse between the date of purchase and the date of redemption. The CDSC may be waived under certain circumstances, as described below. Any CDSC paid on redemptions of Investor B Shares expressed as a percentage of the

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applicable redemption amount may be higher or lower than the charge described below due to rounding.

NUMBER OF YEARS ELAPSED SINCE PURCHASE	CONTINGENT DEFERRED SALES CHARGE (AS % OF DOLLAR AMOUNT SUBJECT TO THE CHARGE)
Up to one year	4.50%
More than one but less than two years	4.00%
More than two, but less than three years	3.50%
More than three but less than four years	3.00%
More than four but less than five years	2.00%
More than five but less than six years	1.00%
More than six years	0.00%

Class B(1) shares of an SSR Fund purchased prior to its reorganization with a BlackRock fund remain subject to the CDSC applicable to such Class B(1) shares. All Investor B shares of a BlackRock fund purchased following the reorganizations will be subject to the CDSC of the BlackRock fund. Class B(1) shares of an SSR Fund are subject to a CDSC at the rates shown in the chart below if they are redeemed within six years of purchase.

NUMBER OF YEARS ELAPSED SINCE PURCHASE	CONTINGENT DEFERRED SALES CHARGE AS % OF NET ASSET VALUE AT THE TIME OF PURCHASE (OR REDEMPTION, IF LOWER)
First year	5.00%
Second year	4.00%
Third year	3.00%
Fourth year	3.00%
Fifth year	2.00%
Sixth year	1.00%
Seventh or Eighth year	0.00%

Purchase of Investor C Shares

Purchases of Investor C Shares can only be made through a registered representative. Investor C Shares are subject to a CDSC of 1.00% if they are redeemed within 12 months after purchase. The CDSC is based on the price of the Investor C Shares when purchased or the net asset value of the Investor C Shares on the redemption date (whichever is less) and is calculated without regard to any redemption fee. The CDSC may be waived under certain circumstances, as described below. There is no CDSC on

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redemptions of Investor C Shares after 12 months. Any CDSC paid on redemptions of Investor C Shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described above due to rounding.

When an investor redeems Investor B Shares or Investor C Shares, the redemption order is processed so that the lowest CDSC is charged. Investor B Shares and Investor C Shares that are not subject to the CDSC are redeemed first. After that, the Fund redeems the Shares that have been held the longest.

Can the Sales Charge Be Reduced or Eliminated?

There are several ways in which the sales charge can be reduced or eliminated. Purchases of Investor A Shares at certain fixed dollar levels, known as "breakpoints," cause a reduction in the front-end sales charge (as described above in the "Purchase of Investor A Shares" section). Additionally, the front-end sales charge can be reduced or eliminated through one or a combination of the following: the right of accumulation, a Letter of Intent, the reinstatement privilege, quantity discounts or a waiver of the sales charge (described below). The CDSC on Investor B Shares can be reduced depending on how long you own the shares (a schedule of these reductions is listed above in the "Purchase of Investor B Shares" section). The CDSC on Investor B and C Shares also may be eliminated through waivers (described below). You may be required to provide PFPC and/or your registered representative with certain records and information in connection with the exercise of these rights, including information or records regarding shares of the funds held (i) in other accounts at your registered representative, (ii) at any other financial intermediary and (iii) at any financial intermediary by your related parties, such as members of your family or household. For more information, see the SAI or contact your investment professional.

Right of Accumulation (Investor A Shares)

Investors have a "right of accumulation" under which the current value of an investor's existing Investor A, A1, B, B1, B2, C, C1, C2 and Institutional Shares in most BlackRock funds may be combined with the amount of the current purchase in determining whether an investor qualifies for a breakpoint and a reduced front-end sales charge. Service Organizations may value current holdings of their customers differently for purposes of determining

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whether an investor qualifies for a breakpoint and a reduced front-end sales charge, although customers of the same Service Organization will be treated similarly. In order to use this right, the investor must alert PFPC to the existence of any previously purchased shares.

Letter of Intent (Investor A Shares)

An investor may qualify for a reduced front-end sales charge immediately by signing a "Letter of Intent" stating the investor's intention to buy a specified amount of Investor A, B, C or Institutional Shares in one or more funds within the next 13 months that would, if bought all at once, qualify the investor for a reduced sales charge. The initial investment must meet the minimum initial purchase requirement. The 13-month Letter of Intent period commences on the day that the Letter of Intent is received by PFPC, and the investor must tell PFPC that later purchases are subject to the Letter of Intent. During the term of the Letter of Intent, PFPC will hold Investor A Shares representing up to 5% of the indicated amount in an escrow account for payment of a higher sales load if the full amount indicated in the Letter of Intent is not purchased. If the full amount indicated is not purchased within the 13-month period, and the investor does not pay the higher sales load within 20 days, PFPC will redeem enough of the Investor A Shares held in escrow to pay the difference.

Reinstatement Privilege (Investor A, Investor B and Investor C Shares)

Upon redemption of Institutional and Investor A, A1, B, B1, B2, C, C1, and C2 Shares, shareholders may reinvest their redemption proceeds (after paying any applicable CDSC or redemption fee) in Investor A Shares of the SAME fund without paying a front-end sales charge. This right may be exercised once a year and within 60 days of the redemption, provided that the Investor A Share class of that fund is currently open to new investors or the shareholder has a current account in that closed fund. Shares will be purchased at the NAV calculated at the close of trading on the day the request is received. To exercise this privilege, PFPC must receive written notification from the shareholder of record or the registered representative of record, at the time of purchase. Investors should consult a tax adviser concerning the tax consequences of exercising this reinstatement privilege.

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Quantity Discounts (Investor A Shares)

In addition to quantity discounts for individuals which we discussed above, there are ways for you to qualify for breakpoints and therefore reduce the front-end sales charge by combining your order with the orders of (a) your spouse and any of your children under the age of 21, or (b) a trustee or fiduciary of a single trust estate or single fiduciary account. All orders must be placed at one time and certain restrictions apply. Investors must tell PFPC or their broker, at the time of purchase, that they are aggregating their purchases. For more information, please contact the Fund at (800) 441-7762 or see the SAI.

Waiving the Sales Charge (Investor A Shares)

The following investors may buy Investor A Shares without paying a front-end sales charge: (a) authorized qualified employee benefit plans or savings plans and rollovers of current investments in the Fund through such plans; (b) persons investing through an authorized payroll deduction plan; (c) persons investing through an authorized investment plan for organizations which operate under Section 501(c)(3) of the Internal Revenue Code; (d) registered investment advisers, trust companies and bank trust departments exercising discretionary investment authority with respect to amounts to be invested in a fund; (e) persons participating in selected fee-based programs under which they (i) pay advisory fees to a broker-dealer or other financial institution or (ii) pay fees to a broker-dealer or other financial institution for providing transaction processing and other administrative services, but not investment advisory services; and (f) employees of MetLife. Investors who qualify for any of these exemptions from the sales charge must purchase Investor A Shares. Additionally, some people associated with the Fund and its service providers may buy Investor A Shares without paying a sales charge. The front-end sales charge is not applied on Investor A Shares acquired through the reinvestment of dividends or distributions. There is no initial sales charge on purchases of $1,000,000 or more of Investor A Shares; however, you may pay a CDSC as described in "Purchase of Investor A Shares." The applicable CDSC on Investor A Shares is not charged in connection with: (a) redemptions of Investor A Shares purchased through authorized qualified employee benefit plans or savings plans and rollovers of current investments in the Fund through such plans; (b) exchanges described in "Exchange Privilege" below; (c) redemptions made in connection with minimum required distributions due to the shareholder reaching age 70 1/2 from IRA

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and 403(b)(7) accounts; (d) redemptions made with respect to certain retirement plans sponsored by the Fund, BlackRock or its affiliates; (e) redemptions (i) within one year of a shareholder's death or, if later, the receipt of a certified probate settlement (including in connection with the distribution of account assets to a beneficiary of the decedent) or (ii) in connection with a shareholder's disability (as defined in the Internal Revenue Code) subsequent to the purchase of Investor A Shares; (f) involuntary redemptions of Investor A Shares in accounts with low balances; (g) certain redemptions made pursuant to the Systematic Withdrawal Plan (described below); (h) redemptions related to the payment of PFPC custodial IRA fees; and (i) redemptions when a shareholder can demonstrate hardship, in the absolute discretion of the Fund. For more information on the waivers, please contact the Fund at (800) 441-7762 or see the SAI.

Waiving the Contingent Deferred Sales Charge (Investor B and Investor C Shares)

The CDSC on Investor B and Investor C Shares is not charged in connection with: (a) redemptions of Investor B and Investor C Shares purchased through authorized qualified employee benefit plans or savings plans and rollovers of current investments in the Fund through such plans; (b) exchanges described in "Exchange Privilege" below; (c) redemptions made in connection with minimum required distributions due to the shareholder reaching age 70 1/2 from IRA and 403(b)(7) accounts; (d) redemptions made with respect to certain qualified employee benefit plans sponsored by the Fund, BlackRock or its affiliates; (e) redemptions (i) within one year of a shareholder's death or, if later, the receipt of a certified probate settlement (including in connection with the distribution of account assets to a beneficiary of the decedent) or (ii) in connection with a shareholder's disability (as defined in the Internal Revenue Code) subsequent to the purchase of Investor B or C Shares; (f) involuntary redemptions of Investor B or Investor C Shares in accounts with low balances; (g) certain redemptions made pursuant to the Systematic Withdrawal Plan (described below); (h) redemptions related to the payment of PFPC custodial IRA fees; and (i) redemptions when a shareholder can demonstrate hardship, in the absolute discretion of the Fund. In addition, no CDSC is charged on Investor B or Investor C Shares acquired through the reinvestment of dividends or distributions. For more information on these waivers, please contact the Fund at (800) 441-7762 or see the SAI.

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Distribution and Service Plan

The Fund has adopted a plan (the Plan) that allows the Fund to pay distribution fees for the sale of its shares under Rule 12b-1 of the Investment Company Act and shareholder servicing fees for certain services provided to its shareholders.

Under the Plan, Investor B and C Shares pay a fee (distribution fees) to BlackRock Distributors, Inc. (the Distributor) and/or affiliates of PNC Bank or Merrill Lynch & Co., Inc. (Merrill Lynch) (including BlackRock) for distribution and sales support services. The distribution fees may be used to pay the Distributor for distribution services and to pay the Distributor and affiliates of PNC Bank or Merrill Lynch (including BlackRock) for sales support services provided in connection with the sale of Investor B and C Shares. The distribution fees may also be used to pay brokers, dealers, financial institutions and industry professionals (including BlackRock, PNC Bank, Merrill Lynch and their affiliates) (Service Organizations) for sales support services and related expenses. All Investor B and C Shares pay a maximum distribution fee of 0.75% per year of the average daily net asset value of each fund attributable to Investor B and C Shares. Investor A Shares do not pay a distribution fee.

Under the Plan, the Fund also pays shareholder servicing fees to Service Organizations whereby the Service Organizations provide support services to their customers who own Investor Shares in return for these fees. The Fund may pay a shareholder servicing fee of up to 0.25% per year of the average daily net asset value of Investor Shares of a fund. All Investor Shares pay this shareholder servicing fee.

In return for the shareholder servicing fee, Service Organizations (including BlackRock) may provide one or more of the following services to their customers who own Investor Shares:

(1)  Responding to customer questions on the services performed by the Service Organization and investments in Investor Shares;

(2)  Assisting customers in choosing and changing dividend options, account designations and addresses; and

(3)  Providing other similar shareholder liaison services.

The shareholder servicing fees payable pursuant to the Plan are fees payable for the administration and servicing of shareholder accounts and not costs which are primarily intended to result in the sale of a fund's shares.

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Because the fees paid by the Fund under the Plan are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. In addition, the distribution fees paid by Investor B and C Shares may over time cost investors more than the front-end sales charge on Investor A Shares.

For more information on the Plan including a complete list of services provided thereunder, see the SAI.

In addition to, rather than in lieu of, distribution and shareholder servicing fees that the Fund may pay to a Service Organization pursuant to the Plan and fees the Fund pays to its transfer agent, the Fund may enter into non-Plan agreements with Service Organizations pursuant to which the Fund will pay a Service Organization for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization or (2) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial.

The Plan permits BlackRock, the Distributor and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Fund). From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits. BlackRock, the Distributor and their affiliates may compensate affiliated and unaffiliated Service Organizations for the sale and distribution of shares of the Fund or for these other services to the Fund and shareholders. These payments would be in addition to the Fund payments described in this Prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Service Organization, or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as "revenue sharing" payments. In some

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circumstances, these revenue sharing payments may create an incentive for a Service Organization, its employees or associated persons to recommend or sell shares of the Fund to you. Please contact your Service Organization for details about payments it may receive from the Fund or from BlackRock, the Distributor or their affiliates. For more information, see the SAI.

Selling Shares

You can redeem shares at any time. The Fund will redeem your shares at the next NAV calculated after your order is received by the fund's transfer agent minus any applicable CDSC and/or redemption fee. Each of the CDSC and redemption fee is assessed without regard to the other. See "Market Timing and Redemption Fees" below. Shares may be redeemed by sending a written redemption request to BlackRock Funds, c/o PFPC Inc., P.O. Box 9819, Providence, RI 02940-8019. Shares may also be redeemed by telephone request by calling (800) 441-7762. Redemption proceeds may be paid by check or, if the Fund has verified banking information on file, through the Automated Clearing House Network (ACH) or by wire transfer. Redemption requests in excess of $100,000 (for checks) and $250,000 (for ACH and wire transfers) must be in writing with a medallion signature guarantee. Shares may also be redeemed by use of the Fund's automated voice response unit service (VRU). Payment for shares redeemed by VRU or Internet may be made for non-qualified employee benefit plan accounts in amounts up to $25,000, either through check, ACH or wire. You will be charged a fee of $7.50 for each redemption payment made by wire transfer and $15 for redemptions by check sent via overnight mail.

You can also make redemption requests through your registered investment professional, who may charge for this service. Shareholders should indicate whether they are redeeming Investor A, Investor B or Investor C Shares.

Unless another option is requested, payment for redeemed shares is normally made by check mailed within seven days after PFPC receives the redemption request. If the shares to be redeemed have been recently purchased by check, PFPC may delay the payment of redemption proceeds for up to 10 business days after the purchase date until the check has cleared.

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Market Timing and Redemption Fees

The Board of Trustees of the Fund has determined that the interests of long-term shareholders and the Fund's ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations—also known as "market timing." The funds are not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege for Investor, Institutional and R Shares is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of a fund and its shareholders. For example, large flows of cash into and out of a fund may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve the fund's investment goal. Frequent trading may cause a fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce a fund's performance.

A fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of the fund's portfolio securities and the determination of the fund's NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling fund shares at a price that does not reflect their true value. A similar risk exists for funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. The Fund will seek to eliminate these opportunities by using fair value pricing, as described in "What Price Per Share Will You Pay?" above.

The Fund discourages market timing and seeks to prevent frequent purchases and sales or exchanges of fund shares that it determines may be detrimental to a fund or long-term shareholders. The Board of Trustees has approved the policies discussed below to seek to deter market timing activity. The Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of fund shares because legitimate strategies, such as asset allocation, dollar cost averaging or similar activities, may result in frequent trading of fund shares. It is not expected that shareholders would be harmed by such legitimate activities.

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If, as a result of its own investigation, information provided by a financial intermediary or other third party, or otherwise, the Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If the Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and the Fund will not be responsible for any losses you therefore may suffer. In addition, any redemptions or exchanges that you make (as a result of the activity described above or otherwise) will be subject to any and all redemption fees, as described below. For transactions placed directly with the Fund, the Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Fund. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide the Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated are not known by the Fund. While the Fund monitors for market timing activity, the Fund may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the funds. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a financial intermediary is determined by the Fund to be engaged in market timing or other improper trading activity, the Fund's distributor may terminate such financial intermediary's agreement with the distributor, suspend such financial intermediary's trading privileges or take other appropriate actions.

Each of the Fund's High Yield Bond, International Bond, Aurora, Small/Mid-Cap Growth, Small Cap Value Equity, Small Cap Core Equity, Small Cap Growth Equity, Health Sciences Opportunities, Global Science & Technology Opportunities, Global Resources, All-Cap Global Resources, U.S. Opportunities, Global Opportunities and International Opportunities Portfolios will automatically assess and retain a fee of 2% of the current NAV, after excluding the effect of any contingent deferred sales charges, of shares being redeemed or exchanged within 30 days of

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acquisition (other than those acquired through reinvestment of dividends or other distributions). A new 30-day period begins with each acquisition of shares through a purchase or exchange.

For example, a series of transactions in which shares of Portfolio A are exchanged for shares of Portfolio B 20 days after the purchase of the Portfolio A shares, followed in 20 days by an exchange of the Portfolio B shares for shares of Portfolio C, will be subject to two redemption fees (one on each exchange).

The redemption fee is for the benefit of the remaining shareholders of a fund and is intended to encourage long-term investment, to compensate for transaction and other expenses caused by early redemptions and exchanges, and to facilitate portfolio management. The "first-in, first-out" method is used to determine the holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. The Fund sells shares to some 401(k) plans, 403(b) plans, bank or trust company accounts, and accounts of certain financial institutions or intermediaries that do not apply the redemption fee to underlying shareholders, often because of administrative or systems limitations. From time to time, with the approval of the Fund, the redemption fee will not be assessed on redemptions or exchanges by: (i) accounts of asset allocation programs or wrap programs whose trading practices are determined by the Fund not to be detrimental to a fund or long-term shareholders (e.g., model driven programs with periodic automatic portfolio rebalancing that prohibit participant-directed trading and other programs with similar characteristics); (ii) accounts of shareholders who have died or become disabled; (iii) shareholders redeeming or exchanging shares through the Fund's Systematic Withdrawal Plan, Systematic Exchange Plan or in connection with required distributions from an IRA, 401(k) plan, 403(b) plan or any other Internal Revenue Code Section 401 qualified employee benefit plan or account, or distribution from a 529 plan; (iv) shareholders executing rollovers of current investments in the Fund through qualified employee benefit plans; and (v) certain other accounts in the absolute discretion of the Fund when the redemption fee is de minimis or a shareholder can demonstrate hardship. The Fund reserves the right to modify or eliminate these waivers at any time.

There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

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The Fund may from time to time use other methods that it believes are appropriate to deter market timing or other trading activity that may be detrimental to a fund or long-term shareholders.

Expedited Redemptions

If a shareholder has given authorization for expedited redemption, shares can be redeemed by telephone and the proceeds sent by check to the shareholder or by Federal wire transfer to a single previously designated bank account. Shareholders will pay $15 for redemption proceeds sent by check via overnight mail and $7.50 for redemption proceeds sent by Federal wire transfer. You are responsible for any additional charges imposed by your bank for this service. Once authorization for expedited redemptions is on file, the Fund will honor requests by telephone at (800) 441-7762. The Fund is not responsible for the efficiency of the Federal wire system or the shareholder's firm or bank. The Fund may refuse a telephone redemption request if it believes it is advisable to do so and may use reasonable procedures to make sure telephone instructions are genuine. The Fund and its service providers will not be liable for any loss that results from acting upon telephone instructions that they reasonably believed to be genuine in accordance with those procedures. The Fund may alter the terms of or terminate this expedited redemption privilege at any time for any reason.

The Fund's Rights

The Fund may:

■  Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act,

■  Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act or as described in the third paragraph in the section "Selling Shares" above,

■  Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level, as described below, and

■  Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act.

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IMPORTANT DEFINITIONS

Adviser: The adviser of a mutual fund is responsible for the overall investment management of the fund. The adviser for BlackRock Funds is BlackRock.

Sub-Adviser: The sub-adviser of a fund is responsible for its day-to-day management and will generally make all buy and sell decisions. Sub-advisers also provide research and credit analysis. The sub-adviser for all the funds is BlackRock Financial Management, Inc.

Accounts with Low Balances

The Fund may redeem a shareholder's account in any fund at any time if the net asset value of the account in such fund falls below $500 as the result of a redemption or an exchange request. This minimum does not apply to accounts of authorized qualified employee benefit plans, selected fee-based programs or accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts. The shareholder will be notified in writing that the value of the account is less than the required amount and the shareholder will be allowed 60 days to make additional investments before the redemption is processed.

Management

B lackRock Funds' adviser is BlackRock Advisors, LLC (BlackRock). BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 100 Bellevue Parkway, Wilmington, DE 19809. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with approximately $1.125 trillion of assets under management as of December 31, 2006. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc. and Merrill Lynch & Co., Inc. BlackRock Financial Management, Inc. (BFM), an affiliate of BlackRock located at 40 E. 52nd Street, New York, NY 10022, acts as sub-adviser to the funds.

For their investment advisory and sub-advisory services, BlackRock and BFM, as applicable, are entitled to fees computed daily on a fund-by-fund basis and payable monthly. For the fiscal year ended September 30, 2006, the aggregate advisory fees paid by the funds to BlackRock as a percentage of average daily net assets were:

Enhanced Income	0.04%
Low Duration Bond	0.26%
Intermediate Government Bond	0.42%
Intermediate Bond II	0.31%
Intermediate Bond	0.02%
Total Return II	0.28%
Total Return	0.24%
Government Income	0.28%
Inflation Protected Bond	0.00%
GNMA	0.25%
Managed Income	0.48%
International Bond	0.54%
High Yield Bond	0.38%
AMT-Free Municipal Bond	0.30%
Delaware Municipal Bond	0.45%
Ohio Municipal Bond	0.43%
Kentucky Municipal Bond	0.43%

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The maximum annual advisory fees that can be paid to BlackRock (as a percentage of average daily net assets) are as follows:

Total Annual Advisory Fee (Before Waivers)

	Each Fund Except Enhanced Income, Int'l Bond, Inflation Protected Bond, GNMA, KY Municipal Bond, DE Municipal Bond	Int'l Bond, GNMA, KY Municipal Bond, DE Municipal Bond	Inflation Protected Bond
AVG DAILY NET ASSETS	INVESTMENT ADVISORY FEE	INVESTMENT ADVISORY FEE	INVESTMENT ADVISORY FEE
first $1 billion	0.500%	0.550%	0.400%
$1 billion- $2 billion	0.450%	0.500%	0.375%
$2 billion- $3 billion	0.425%	0.475%	0.350%
greater than $3 billion	0.400%	0.450%	0.325%

The maximum annual advisory fees that can be paid to BlackRock for the Enhanced Income Portfolio (as a percentage of average daily net assets) is 0.40%.

A discussion regarding the basis for the Board of Trustees of the Fund approving the Fund's investment advisory contracts is available in the Fund's semi-annual report to shareholders.

Information about the portfolio manager for each of the funds is presented in the appropriate fund section.

As discussed above, BlackRock has agreed contractually to cap net expenses (excluding (i) interest, taxes, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by a fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, a fund's investments; and (iv) other extraordinary expenses not incurred in the ordinary course of a fund's business, if any) of each share class of each fund at the levels shown in each fund's expense table.

To achieve this cap, BlackRock and the Fund have entered into an expense limitation agreement. The agreement sets a limit on certain of the operating expenses of each class of shares and requires BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit.

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If within two years following a waiver or reimbursement, the operating expenses of a share class that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that share class, the share class is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the fund of which the share class is a part has more than $50 million in assets, (2) BlackRock or an affiliate serves as the fund's investment adviser or administrator and (3) the Board of Trustees of the Fund has approved in advance the payments to BlackRock at the previous quarterly meeting of the Board.

Conflicts of Interest

The investment activities of BlackRock and its affiliates (including, for these purposes, Merrill Lynch & Co., Inc., BlackRock, Inc., The PNC Financial Services Group, Inc. and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively with BlackRock, the Affiliates)) in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock provides investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the funds. BlackRock and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more Affiliates act or may act as an investor, investment banker, research provider, investment manager, financer, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in the global fixed income, currency, commodity, equity and other markets in which the funds directly and indirectly invest. Thus, it is likely that the funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate performs or seeks to perform investment banking or other services. One or more Affiliates may engage in proprietary trading and advise accounts and mutual funds that have investment objectives similar to those of the funds and/or that engage in and compete for transactions in the same types of securities, currencies and instruments as the funds. The trading activities of these Affiliates

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are carried out without reference to positions held directly or indirectly by the funds and may result in an Affiliate having positions that are adverse to those of the funds. No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the funds. As a result, an Affiliate may compete with the funds for appropriate investment opportunities. The results of the funds' investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the funds could sustain losses during periods in which one or more Affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the funds may, from time to time, enter into transactions in which an Affiliate or its other clients have an adverse interest. Furthermore, transactions undertaken by an Affiliate or Affiliate-advised clients may adversely impact the funds. Transactions by one or more Affiliate-advised clients or BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the funds. The funds' activities may be limited because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. In addition, the funds may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. The funds also may invest in securities of companies for which an Affiliate provides or may some day provide research coverage. An Affiliate may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the funds or who engage in transactions with or for the funds. The funds may also make brokerage and other payments to an Affiliate in connection with the funds' portfolio investment transactions.

Under a securities lending program approved by the Fund's Board of Trustees, the Fund has retained an Affiliate of BlackRock to serve as the securities lending agent for the funds to the extent that a fund participates in the securities lending program. For these services, the lending agent may receive a fee from the funds, including a fee based on the returns earned on the funds' investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the funds may lend its portfolio securities under the securities lending program.

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The activities of BlackRock or its Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.

Dividends and Distributions

BlackRock Funds makes two kinds of distributions to shareholders: net investment income and net realized capital gains.

Distributions of net investment income derived by a fund are paid within ten days after the end of each month. The Fund's Board of Trustees may change the timing of such dividend payments.

Net realized capital gains (including net short-term capital gains), if any, will be distributed by a fund at least annually at a date determined by the Fund's Board of Trustees.

Your distributions will be reinvested at net asset value in new shares of the same class of the fund unless you instruct PFPC in writing to pay them in cash. There are no sales charges on these reinvestments.

If you invest in a fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as "buying a dividend." Distributions that are declared in December, but paid in January are taxable as if they were paid in December.

Taxation of Distributions

Distributions paid out of a fund's "net capital gain" will be taxed to shareholders as long-term capital gain, regardless of how long a shareholder has owned shares. Distributions of net investment income, other than exempt-interest dividends, and net short-term capital gains will generally be taxed to shareholders as ordinary income. However, individual shareholders who satisfy certain holding period requirements and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to "qualified dividend income" received by the fund. "Qualified dividend income" generally consists of dividends received from U.S. corporations (other than dividends from tax exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations.

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Each of the AMT-Free Municipal Bond, Delaware Municipal Bond, Ohio Municipal Bond and Kentucky Municipal Bond Portfolios intends to pay most of its dividends as exempt-interest dividends, which means such dividends are exempt from regular Federal income tax. However, each of these funds may generally invest up to 20% of its assets in non-municipal securities, the interest on which will be subject to Federal income tax. In addition, a certain portion of the dividends distributed by a fund may be subject to the Federal Alternative Minimum Tax. The state or municipality where you live may not charge you state and local taxes on dividends paid with respect to interest on obligations of such state or municipality. Otherwise, these dividends will generally be subject to state and local taxes.

Dividends paid with respect to interest on securities issued by the U.S. Government and its agencies may also be exempt from some types of state and local taxes.

Your annual tax statement from the Fund will present in detail the tax status of your distributions for each year.

When you sell your shares of a fund, you may realize a capital gain or loss. Use of the exchange privilege also will be treated as a taxable event because it will be deemed a redemption and subsequent purchase of the shares involved. Therefore, use of the exchange privilege may be subject to federal, state and local income tax.

If more than half of the total asset value of a fund is invested in non-U.S. securities, the fund may elect to "pass through" to its shareholders the amount of non-U.S. income taxes paid by it. In such case, you would be required to include your proportionate share of such taxes in your income and may be entitled to deduct or credit such taxes when computing your taxable income.

If you do not provide a fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

Non-U.S. investors may be subject to U.S. withholding and/or estate tax, and will be subject to special U.S. tax certification requirements. Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax adviser about federal, state and local tax consequences of owning shares of the Fund.

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Services for Shareholders

BlackRock Funds offers shareholders many special features which can enable investors to have greater investment flexibility as well as more access to information about the Fund.

Additional information about these features is available by calling the Fund at (800) 441-7762.

Exchange Privilege

Once you are a shareholder, you have the right to exchange Investor A, B, or C Shares from one fund to Investor A, B, or C Shares, respectively, of another fund that offers such shares to meet your changing financial needs. Please note that you can exchange only into a share class and fund that are open to new investors, unless you have a current account in a fund that is closed to new investors.

You can exchange $1,000 or more of Investor A, Investor B or Investor C Shares from one fund into another. (You can exchange less than $1,000 of Investor A, Investor B or Investor C Shares if you already have an account in the fund into which you are exchanging.) Investor A, Investor B and Investor C Shares of each fund may be exchanged for shares of the same class of other funds which offer that class of shares, based on their respective net asset values. For Federal income tax purposes a share exchange is a taxable event and a capital gain or loss may be realized. Please consult your tax or other financial adviser before making an exchange request.

The exchange of Investor B and Investor C Shares will not be subject to a CDSC although exchanges may be subject to the 2% redemption fee. See "Market Timing and Redemption Fees" above. The CDSC will continue to be measured from the date of the original purchase and will not be affected by the exchange.

There are several ways to make an exchange: you may call the Fund at (800) 441-7762 and speak with one of our representatives, make the exchange via the Internet by accessing your account online, or you may send a written request to us at BlackRock Funds c/o PFPC Inc., P.O. Box 9819, Providence, RI 02940-8019. Please note, if you indicated on your New Account Application that you did not want the Telephone Exchange Privilege, you will not be able to place exchanges via the telephone until you update this option either in writing or by calling our

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Service Center. The Fund has the right to reject any telephone request for any reason.

The Fund may suspend or terminate your exchange privilege at any time for any reason, including if the Fund believes, in its sole discretion, that you are engaging in market timing activities. See "Market Timing and Redemption Fees" above.

The Fund reserves the right to modify, limit the use of, or terminate the exchange privilege at any time for any reason.

Automatic Investment Plan

If you would like to establish a regular, affordable investment program, BlackRock Funds makes it easy to set up. As an investor in any fund, you can arrange for periodic investments in that fund through automatic deductions from a checking or non-passbook savings account by completing the AIP Application Form. You determine the frequency and amount of your investment. The minimum investment amount for an automatic investment plan is $50 per portfolio. AIP Application Forms are available from BlackRock Funds.

Retirement Plans

Shares may be purchased in conjunction with individual retirement accounts (IRAs), rollover IRAs and 403(b) plans where PNC Bank or any of its affiliates acts as custodian. For more information about applications or annual fees, please contact BlackRock Funds, c/o PFPC Inc., P.O. Box 9819, Providence, RI 02940-8019, or call (800) 441-7762. Investors will be charged an annual fee of $15 for all of the IRA and 403(b) accounts they have under their Social Security number (therefore if you own a 403(b) account, a Roth IRA, a Traditional IRA and a Rollover IRA, you would only be charged one $15 fee). In addition, 403(b) accounts will be charged a separate loan application/processing fee of $25. To determine if you are eligible for an IRA or 403(b) plan and whether an IRA or 403(b) plan is appropriate for you, you should consult with a tax adviser.

Statements

Every shareholder automatically receives quarterly account statements. In addition, for tax purposes, shareholders also

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receive a yearly statement describing the characteristics of any dividends or other distributions received.

Systematic Withdrawal Plan (SWP)

This feature can be used by investors who want to receive regular distributions from their accounts. To start a Systematic Withdrawal Plan (SWP) a shareholder must have a current investment of $10,000 or more in a fund. Shareholders can elect to receive cash payments of $50 or more at any interval they choose. Shareholders may sign up by completing the SWP Application Form which may be obtained from PFPC. Shareholders should realize that if withdrawals exceed income the invested principal in their account will be depleted.

To participate in the SWP, shareholders must have their dividends automatically reinvested. Shareholders may change or cancel the SWP at any time, upon written notice to PFPC. If a shareholder purchases additional Investor A Shares of a fund at the same time he or she redeems shares through the SWP, that investor may lose money because of the sales charge involved. No CDSC will be assessed on redemptions of Investor B or Investor C Shares made through the SWP that do not exceed 12% of the account's net asset value on an annualized basis. For example, monthly, quarterly and semi-annual SWP redemptions of Investor B or Investor C Shares will not be subject to the CDSC if they do not exceed 1%, 3% and 6%, respectively, of an account's net asset value on the redemption date. SWP redemptions of Investor B or Investor C Shares in excess of this limit will still pay any applicable CDSC.

Systematic Exchange

This feature can be used by investors to systematically exchange money from one fund to up to four other funds. A minimum of $10,000 in the initial fund is required and investments in any additional funds must meet minimum initial investment requirements. For more information, please contact the Fund at (800) 441-7762.

EZ Trader

This service allows an investor to purchase or sell Fund shares by telephone or over the Internet through ACH. Prior to establishing an EZ Trader account, please contact your bank to

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confirm that they are a member of the ACH system. Once confirmed, complete an application, making sure to include the appropriate bank information, and return the application to BlackRock Funds, c/o PFPC. Prior to placing a telephone or internet purchase or sale order, please contact the Fund at (800) 441-7762 to confirm that your bank information has been updated on your account. Once this is established, you may place your request to sell shares with the Fund by telephone or Internet. Proceeds will be sent to your pre-designated bank account.

Dividend Allocation Plan

This plan automatically invests your distributions from one fund into another fund of your choice pursuant to your instructions, without any fees or sales charges. Please call the Fund at (800) 441-7762 for details. The fund into which you request your distributions be invested must be open to new purchases.

Important Notice Regarding Delivery of Shareholder Documents

The funds deliver only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as "householding" and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Internet Transactions

Investors in the funds may make on-line transactions, view their account balance and activity by logging into their account through the BlackRock website at www.blackrock.com/funds. To use this service, you will need a browser that supports Microsoft Internet Explorer 5.5 or higher, Netscape 7.1 or higher, FIREFOX 1.0 or higher, and AOL 9.0 (for Windows operating systems from Windows 2000 and above). In addition, MacIntosh operating system 9 with Netscape 7.2 and MacIntosh operating system 10x with Safari 1.2.3, Netscape 7.2, and FIREFOX 1.0 are also supported. Purchases made on the Internet using ACH will have a trade date that is the day after the purchase is made. Proceeds from Internet redemptions may be sent via check, ACH or wire to the

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bank account of record. The Fund will limit Internet purchases and redemptions in Investor Class shares to $25,000.00 per trade. Please read the On-Line Services Disclosure Statement and User Agreement, the Terms and Conditions page and the Consent to Election Delivery Agreement (if you consent to Electronic Delivery), before attempting to transact online.

The Fund employs reasonable procedures to confirm that transactions entered over the Internet are genuine. The procedures include the use of a protected password, Secure Socket Layering (SSL), 128-bit encryption and other precautions designed to protect the integrity, confidentiality and security of shareholder information. By entering into the User Agreement with the Fund in order to open an account through the website, the shareholder waives any right to reclaim any losses from the Fund or any of its affiliates, incurred through fraudulent activity.

Electronic Access to Annual Reports, Semi-Annual Reports and Prospectuses

Electronic copies of most financial reports and prospectuses are available on the Fund's website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1) Access the BlackRock website at http://www.blackrock.com/edelivery

2) Log into your account

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, Clients) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how

214

we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

215

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For more information:

This Prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Fund is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports

These reports contain additional information about each of the funds' investments. The annual report describes the funds' performance, lists portfolio holdings, and discusses recent market conditions, economic trends and fund investment strategies that significantly affected the funds' performance for the last fiscal year.

Statement of Additional Information (SAI)

A Statement of Additional Information, dated January 31, 2007, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the Fund, may be obtained free of charge, along with the Fund's annual and semi-annual reports, by calling (800) 441-7762. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus.

BlackRock Investments Services

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:00 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 441-7762.

An investor in any fund can call the National TTY Relay Number at (800) 688-4889 with his or her TTY machine. A Relay agent will assist the investor with all inquiries made to a Shareholder Account Service Representative.

Purchases and Redemptions

Call your registered representative or (800) 441-7762.

World Wide Web

Access general fund information and specific fund performance, including SAI and annual/semi-annual reports, free of charge. Request mutual fund prospectuses and literature. Forward mutual fund inquiries. www.blackrock.com/funds

Written Correspondence

BlackRock Funds
c/o PFPC Inc.
PO Box 9819
Providence, RI 02940-8019

Overnight Mail

BlackRock Funds
c/o PFPC Inc.
101 Sabin Street
Pawtucket, RI 02860

Internal Wholesalers/Broker Dealer Support

Available to support investment professionals 8:30 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 882-0052

Portfolio Characteristics and Holdings

A description of the Fund's policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 882-0052.

Securities and Exchange Commission

You may also view and copy public information about the Fund, including the SAI, by visiting the EDGAR database on the SEC Web site (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC directly at (202) 551-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549.

INVESTMENT COMPANY ACT FILE NO. 811-05742

PRO-BD-INV 07

ALTERNATIVES BLACKROCK SOLUTIONS EQUITIES FIXED INCOME LIQUIDITY REAL ESTATE

BlackRock Funds
Bond Portfolios

BlackRock Shares

Prospectus

January 31, 2007

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

Enhanced Income

Low Duration Bond

Intermediate Bond II

Intermediate Bond

Total Return II

Total Return

Government Income

Inflation Protected Bond

GNMA

International Bond

High Yield Bond

AMT-Free Municipal Bond

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of

Contents

How to Find the Information You Need	How to Find the Information You Need	1

	THE BLACKROCK BOND PORTFOLIOS

	Enhanced Income	2

	Low Duration Bond	10

	Intermediate Bond II	19

	Intermediate Bond	28

	Total Return II	37

	Total Return	45

	Government Income	54

	Inflation Protected Bond	62

	GNMA	72

	International Bond	80

	High Yield Bond	88

	AMT-Free Municipal Bond	97

About Your Investment	How to Buy/Sell Shares	106

	Dividends/Distributions/Taxes	118

How to Find the

Information You Need

About BlackRock Funds

This is the BlackRock Bond Portfolios Prospectus. It has been written to provide you with the information you need to make an informed decision about whether to invest in BlackRock Funds (the Fund). The Fund's investment adviser is BlackRock Advisors, LLC (BlackRock).

This Prospectus contains information on 12 of the BlackRock Bond funds. The Prospectus has been organized so that each fund has its own short section. Simply turn to the section for any particular fund to read about important fund facts. Also included are sections that tell you about buying and selling shares, certain fees and expenses, shareholder features of the funds and your rights as a shareholder. These sections apply to all the funds.

Effective October 2, 2006, the names of certain funds were changed as follows:

Previous Name	New Name
Intermediate Bond Portfolio	Intermediate Bond Portfolio II

Intermediate Plus Bond Portfolio	Intermediate Bond Portfolio

Core Bond Total Return Portfolio	Total Return Portfolio II

Core Plus Total Return Portfolio	Total Return Portfolio

Tax-Free Income Portfolio	AMT-Free Municipal Bond Portfolio

1

BlackRock

Enhanced Income Portfolio

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Citigroup 1-Year Treasury Index: An unmanaged index that measures total return for the one-year on-the-run coupon Treasury security. The index consists of existing U.S. Treasury bonds with approximately one year to maturity with each issue having at least $1 billion public amount outstanding.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.

Commercial Paper: Short-term securities with maturities of 1 to 270 days which are issued by banks, corporations and others.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Investment Goal

The fund seeks to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in bonds diversified among several categories. The fund's dollar-weighted effective duration will be between 0 and 18 months during normal market conditions.

The management team evaluates sectors of the bond market and individual securities within these sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities, corporate bonds and non-U.S. Government securities. The fund may also invest in money market instruments, such as U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets of more than $1 billion (including obligations of foreign branches of such banks) and high quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard and Poor's, Prime-2 or higher by Moody's or F-2 or higher by Fitch. The fund may invest in unrated notes, paper and other instruments that are determined by the fund management team to be of comparable quality to the instruments described above. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return.

The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or, if unrated, determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. The fund may also invest up to 25% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The fund's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

If a security's rating falls below investment grade, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

2

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. From time to time, the fund will use derivatives for leverage purposes, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal

IMPORTANT DEFINITIONS

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

3

and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

The fund may invest up to 25% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

4

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the

5

fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for BlackRock Shares. The information shows you how the fund's performance will vary and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Citigroup 1-Year Treasury Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS

Enhanced Income

6

As of 12/31/06

AVERAGE ANNUAL RETURNS*

	1 Year	Since Inception	Inception Date[1]
Enhanced Income
Return Before Taxes	4.67%	2.85%	03/04/04
Return After Taxes on Distributions	3.09%	1.65%
Return After Taxes on Distributions and Sale of Shares	3.02%	1.73%
Citigroup 1-Yr. Treasury (Reflects no deduction for fees, expenses or taxes)	4.24%	2.47%	N/A

  *  The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold BlackRock Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	.40%
Other expenses	.26%
Acquired fund fees and expenses	.01%
Total annual fund operating expenses	.67%
Fee waivers and expense reimbursements[1]	.36%
Net expenses[1]	.31%

  1  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit BlackRock class expenses to 0.30% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

7

at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
BlackRock Shares	$32	$178	$338	$800

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Scott Amero, Managing Director of BFM since 1990, Keith Anderson, Managing Director of BFM since 1988 and Vice Chairman since 2006, and Todd Kopstein, Managing Director of BFM since 2003.

Mr. Amero is co-head of BlackRock's fixed income portfolio management team, a member of the Management Committee and co-chair of the Fixed Income Investment Strategy Group. Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. He is also the head of global fixed income research.

Mr. Anderson is responsible for global fixed income strategy, asset allocation and the overall management of client portfolios. In this capacity, he coordinates BlackRock's team of portfolio managers and credit analysts who specialize in the government, agency, corporate and mortgage sectors and sub-sectors, worldwide. He is the Global Chief Investment Officer for Fixed Income, a member of BlackRock's Management and Executive Committees and Chairman of the Investment Strategy Group.

With BlackRock since 1994, Mr. Kopstein is a member of the Investment Strategy Group and his primary responsibility is managing total return portfolios, with a sector emphasis on short duration securities.

Mr. Anderson, Mr. Amero and Mr. Kopstein have been portfolio co-managers of the fund since inception.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

8

Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, the fund's independent registered public accountant for the periods shown below. Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For a BlackRock Share Outstanding Throughout Each Period)

Enhanced Income Portfolio

	Year Ended 9/30/06	Year Ended 9/30/05	For the Period 3/04/04[1] through 9/30/04
Net asset value at beginning of period	$9.86	$9.94	$10.00
Income from investment operations
Net investment income	0.40 [2]	0.29 [2]	0.11 [2]
Net loss on investments (both realized and unrealized)	– –	(0.08)	(0.05)
Total from investment operations	0.40	0.21	0.06
Less distributions
Distributions from net investment income	(0.41)	(0.29)	(0.12)
Total distributions	(0.41)	(0.29)	(0.12)
Net asset value at end of period	$9.85	$9.86	$9.94
Total return	4.16%	2.15%	0.58%[3]
Ratios/Supplemental data
Net assets at end of period (in thousands)	$18,172	$23,641	$18,677
Ratios of expenses to average net assets Net expenses	0.30%	0.32%	0.30%[4,5]
Net expenses (excluding interest expense)	0.30%	0.30%	0.30%[4,5]
Total expenses	0.69%	0.72%	1.14%[4,5]
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	4.09%	2.94%	1.87%[4,5]
Before advisory/administration and other fee waivers	3.70%	2.54%	1.03%[4,5]
Portfolio turnover rate	108%	147%	208%

1  Commencement of operations of share class.

2  Calculated using the average shares outstanding method.

3  Not annualized

4  Annualized.

5  Non-annualized ratios were previously disclosed as annualized. Ratios updated to reflect annualization.

9

BlackRock

Low Duration Bond Portfolio

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non- U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Investment Goal

The fund seeks to realize a rate of return that exceeds the total return of the Merrill Lynch 1-3 Year Treasury Index (the benchmark).

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in investment grade bonds and maintains an average portfolio duration that is within ±20% of the duration of the benchmark.

The management team evaluates sectors of the bond market and individual securities within these sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the benchmark.

The fund may also invest up to 5% of its assets in non-investment grade bonds (high yield or junk bonds) or convertible securities with a minimum rating of B and up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Split rated bonds will be considered to have the higher credit rating. The fund's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

If a security's rating falls below B, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another type of interest or

10

currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. From time to time, the fund will use derivatives for leverage purposes, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit

IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

High Yield Bonds: Sometimes referred to as "junk bonds", these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Merrill Lynch 1-3 Year Treasury Index: An unmanaged index comprised of Treasury securities with maturities from 1 to 2.99 years.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

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additional volatility and may lose value. This is known as extension risk. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. The fund's investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also

12

reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

The fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

The fund may invest in non-investment grade or "high yield" fixed income or convertible securities commonly known to investors as "junk bonds." The fund may not invest more than 5% of its assets in high yield securities and all such securities must be rated B or higher at the time of purchase by at least one major rating agency. A B rating generally indicates that while the issuer can currently

13

make its interest and principal payments, it probably will not be able to do so in times of financial difficulty. Non-investment grade debt securities carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time.

The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market values may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder. During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also impact the market for lower-rated securities and the fund. Also, the market for high yield securities is not as liquid as the market for higher rated securities. This means that it may be harder to buy and sell high yield securities, especially on short notice, and high yield securities may be more difficult for the fund to value accurately than higher rated securities. The market for high yield securities could also be impacted by legal or tax changes.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

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Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for BlackRock Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Merrill Lynch 1-3 Year Treasury Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

BlackRock Shares were launched in June 1997. The performance of BlackRock Shares for the period before they were launched is based on the performance of Institutional Shares adjusted to reflect the class specific fees applicable to BlackRock Shares at the time of such share class's launch. This information may be considered when assessing the fund's performance, but does not represent the actual performance of this share class.

As of 12/31

ANNUAL TOTAL RETURNS*

Low Duration Bond

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
Low Duration Bond
Return Before Taxes	4.09%	3.05%	4.86%	07/17/92
Return After Taxes on Distributions	2.60%	1.78%	2.98%
Return After Taxes on Distributions and Sale of Shares	2.64%	1.85%	2.98%
ML 1-3 Yr. Treasury (Reflects no deduction for fees, expenses or taxes)	3.96%	2.82%	4.69%	N/A

  *  The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

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IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold BlackRock Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	.49%
Interest expense	.01%
Other expenses	.15%
Acquired fund fees and expenses[1]	– –%
Total annual fund operating expenses	.65%
Fee waivers and expense reimbursements[2]	.24%
Net expenses[2]	.41%

1  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit BlackRock class expenses to 0.40% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
BlackRock Shares	$42	$184	$338	$788

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Scott Amero, Managing Director of BFM since 1990, Keith Anderson, Managing Director of BFM since 1988 and Vice Chairman since 2006, and Todd Kopstein, Managing Director of BFM since 2003.

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Mr. Amero is co-head of BlackRock's fixed income portfolio management team, a member of the Management Committee and co-chair of the Fixed Income Investment Strategy Group. Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. He is also the head of global fixed income research.

Mr. Anderson is responsible for global fixed income strategy, asset allocation and the overall management of client portfolios.

In this capacity, he coordinates BlackRock's team of portfolio managers and credit analysts who specialize in the government, agency, corporate and mortgage sectors and sub-sectors, worldwide. He is the Global Chief Investment Officer for Fixed Income, a member of BlackRock's Management and Executive Committees and Chairman of the Investment Strategy Group.

With BlackRock since 1994, Mr. Kopstein is a member of the Investment Strategy Group and his primary responsibility is managing total return portfolios, with a sector emphasis on short duration securities.

Mr. Amero and Mr. Anderson have been members of the team managing the fund since 1992 and Mr. Kopstein since 1998. Mr. Amero has been a portfolio co-manager since inception, Mr. Anderson since 1999 and Mr. Kopstein since January 2003.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

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FINANCIAL HIGHLIGHTS

(For a BlackRock Share Outstanding Throughout Each Period)

Low Duration Bond Portfolio

	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$9.92	$10.09	$10.23	$10.25	$10.20
Income from investment operations
Net investment income	0.40 [2]	0.32 [2]	0.23 [2]	0.30	0.42
Net gain (loss) on investments (both realized and unrealized)	(0.05)	(0.17)	(0.11)	0.01	0.13
Total from investment operations	0.35	0.15	0.12	0.31	0.55
Less distributions
Distributions from net investment income	(0.41)	(0.32)	(0.21)	(0.32)	(0.45)
Distributions from net realized gains	– –	– –	(0.04)	(0.01)	(0.05)
Total distributions	(0.41)	(0.32)	(0.25)	(0.33)	(0.50)
Redemption fees added to paid-in capital	– –	– – [3]	– –	– –	– –
Net asset value at end of period	$9.86	$9.92	$10.09	$10.23	$10.25
Total return	3.61%	1.49%[4]	1.18%	2.98%	5.58%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$540,714	$543,043	$772,355	$625,363	$281,844
Ratios of expenses to average net assets
Net expenses	0.41%	0.40%	0.40%	0.40%	0.40%
Net expenses (excluding interest expense)	0.40%	0.40%	0.40%	0.40%	0.40%
Total expenses	0.68%	0.68%	0.65%	0.67%	0.79%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	4.02%	3.22%	2.25%	2.31%	3.86%
Before advisory/administration and other fee waivers	3.75%	2.94%	1.99%	2.04%	3.47%
Portfolio turnover rate	72%	127%	216%	195%	195%

1  Audited by other auditors.

2  Calculated using the average shares outstanding method.

3  Redemption fees added to paid-in capital are less than $0.005 per share.

4  Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the total return.

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BlackRock

Intermediate Bond Portfolio II

Effective October 2, 2006, the Intermediate Bond Portfolio was
re-named the Intermediate Bond Portfolio II.

Investment Goal

The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in bonds and maintains an average portfolio duration that is within ±20% of the duration of the Lehman Brothers Intermediate Government/ Credit Index (the benchmark). The fund normally invests at least 80% of its assets in bonds. The fund only buys securities that are rated investment grade at the time of purchase by at least one major rating agency or determined by the fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. In addition, the fund's dollar-weighted average maturity will be between 3 and 10 years.

The management team evaluates sectors of the bond market and individual securities within those sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team determines that they have the potential for above-average current income. The fund measures its performance against the benchmark.

The fund invests primarily in dollar-denominated investment grade bonds, but may invest up to 10% of its assets in non-dollar denominated bonds and bonds of emerging market issuers. The fund's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

If a security falls below investment grade, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

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IMPORTANT DEFINITIONS

Dollar-Weighted Average Maturity: The average maturity of the fund is the average amount of time until the organizations that issued the debt securities in the fund's portfolio must pay off the principal amount of the debt. "Dollar-weighted" means the larger the dollar value of debt security in the fund, the more weight it gets in calculating this average.

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Lehman Brothers Intermediate Government/Credit Index: An unmanaged index comprised of U.S. Government securities or investment grade credit securities from the more comprehensive Lehman Brothers U.S. Aggregate Index. This index concentrates on intermediate maturity bonds and thus excludes all maturities from the broader index that are 10 years or greater.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and 3the increase or decrease in share price.

before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

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A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting non-U.S. investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past,

21

and may do so again in the future, as a result of economic and political turmoil in many of these countries.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

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Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for BlackRock Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers Intermediate Government/Credit Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

BlackRock Shares were launched in May 1998. The performance of BlackRock Shares for the period before they were launched is based on the performance of Institutional Shares adjusted to reflect the class specific fees applicable to BlackRock Shares at the time of such share class's launch. This information may be considered when assessing the fund's performance, but does not represent the actual performance of this share class.

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As of 12/31

ANNUAL TOTAL RETURNS*

Intermediate Bond II

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
Intermediate Bond II
Return Before Taxes	4.27%	4.73%	5.95%	09/17/93
Return After Taxes on Distributions	2.68%	2.94%	3.65%
Return After Taxes on Distributions and Sale of Shares	2.75%	3.02%	3.68%
LB Intermediate Govt./Cred. (Reflects no deduction for fees, expenses or taxes)	4.08%	4.53%	5.81%	N/A

  *  The information for the fund in chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions.

    Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold BlackRock Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

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Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	.50%
Other expenses	.15%
Acquired fund fees and expenses[1]	– –%
Total annual fund operating expenses	.65%
Fee waivers and expense reimbursements[2]	.20%
Net expenses[2]	.45%

  1  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit BlackRock class expenses to 0.45% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
BlackRock Shares	$46	$188	$342	$791

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Keith Anderson, Managing Director of BFM since 1988 and Vice Chairman since 2006, Scott Amero, Managing Director of BFM since 1990, Matthew Marra, Managing Director of BlackRock since 2006, and Andrew J. Phillips, Managing Director of BFM since 1999.

Mr. Anderson is responsible for global fixed income strategy, asset allocation and the overall management of client portfolios. In this capacity, he coordinates BlackRock's team of portfolio managers and credit analysts who specialize in the government, agency, corporate and mortgage sectors and sub-sectors, worldwide. He is the Global Chief Investment Officer for Fixed Income, a member of BlackRock's Management and Executive Committees and Chairman of the Investment Strategy Group.

Mr. Amero is co-head of BlackRock's fixed income portfolio management team, a member of the Management Committee and co-chair of the Fixed Income Investment Strategy Group. Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. He is also the head of global fixed income research.

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

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With BlackRock since 1995, Mr. Marra is a member of the Investment Strategy Group and his primary responsibility is the consistent implementation of investment strategies across all total return accounts with an emphasis on interest rate products. Mr. Marra has been a member of BlackRock's fixed income team since 1997.

Mr. Phillips is a member of the Investment Strategy Group and his primary responsibility is the consistent implementation of investment strategies across all total return accounts, with a sector emphasis on mortgage securities. Mr. Phillips has been a member of BlackRock's fixed income team since 1991.

Mr. Amero and Mr. Anderson have been members of the team managing the fund since 1995 and Mr. Marra and Mr. Phillips since 2006. Mr. Amero has been a portfolio co-manager of the fund since 1995, Mr. Anderson since 1999 and Mr. Marra and Mr. Phillips since 2006.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

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Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For a BlackRock Share Outstanding Throughout Each Period)

Intermediate Bond Portfolio II

	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$9.32	$9.57	$9.89	$9.81	$9.72
Income from investment operations
Net investment income	0.39 [2]	0.35 [2]	0.35 [2]	0.49	0.55
Net gain (loss) on investments (both realized and unrealized)	(0.07)	(0.20)	(0.09)	0.13	0.18
Total from investment operations	0.32	0.15	0.26	0.62	0.73
Less distributions
Distributions from net investment income	(0.40)	(0.32)	(0.36)	(0.52)	(0.54)
Distributions from net realized gains	– –	(0.08)	(0.22)	(0.02)	(0.10)
Total distributions	(0.40)	(0.40)	(0.58)	(0.54)	(0.64)
Redemption fees added to paid-in capital	– – [3]	– –	– –	– –	– –
Net asset value at end of period	$9.24	$9.32	$9.57	$9.89	$9.81
Total return	3.54%[4]	1.61%	2.72%	6.56%	7.87%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$397,585	$435,529	$444,821	$392,112	$371,857
Ratios of expenses to average net assets
Net expenses	0.45%	0.45%	0.45%	0.45%	0.48%
Net expenses (excluding interest expense)	0.45%	0.45%	0.45%	0.45%	0.45%
Total expenses	0.67%	0.70%	0.69%	0.69%	0.81%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	4.20%	3.75%	3.67%	4.92%	5.80%
Before advisory/administration and other fee waivers	3.98%	3.50%	3.43%	4.68%	5.48%
Portfolio turnover rate	113%	194%	216%	220%	239%

1  Audited by other auditors.

2  Calculated using the average shares outstanding method.

3  Redemption fees added to paid-in capital are less than $0.005 per share.

4  Redemption fee of 2.00% is reflected in the total return calculations. There was no impact on the return.

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BlackRock

Intermediate Bond Portfolio

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Effective October 2, 2006, the Intermediate PLUS Bond Portfolio was re-named the Intermediate Bond Portfolio.

Investment Goal

The fund seeks to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in bonds and maintains an average portfolio duration that is within ±20% of the duration of the Lehman Brothers Intermediate Aggregate Index (the benchmark). The fund normally invests at least 80% of its assets in bonds. The fund's dollar-weighted average maturity will be between 3 and 10 years.

The management team evaluates sectors of the bond market and individual securities within these sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team believes that they have the potential for above-average total return. The fund measures its performance against the benchmark.

The fund invests primarily in dollar-denominated investment grade bonds, but may invest up to 20% of its assets in any combination of non-investment grade bonds (high yield or junk bonds), non-dollar denominated bonds and bonds of emerging market issuers. The fund's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

Non-investment grade bonds acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor's or Ba or lower by Moody's) or will be determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of

28

currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell instruments of those types at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

The fund makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of

IMPORTANT DEFINITIONS

Dollar-Weighted Average Maturity: The average maturity of the fund is the average amount of time until the organizations that issued the debt securities in the fund's portfolio must pay off the principal amount of the debt. "Dollar-weighted" means the larger the dollar value of debt security in the fund, the more weight it gets in calculating this average.

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

High Yield Bonds: Sometimes referred to as "junk bonds", these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer.

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IMPORTANT DEFINITIONS

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Lehman Brothers Intermediate Aggregate Index: An unmanaged index comprised of U.S. investment grade fixed income securities including government and corporate securities, mortgage pass-through securities, and asset-backed securities from the more comprehensive Lehman Brothers U.S. Aggregate Index. The index concentrates on intermediate maturity bonds and thus excludes all maturities from the broader index below one year and above 9.9 years.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. The fund's investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

The fund may invest up to 20% of its assets in any combination of non-investment grade bonds (high yield or junk bonds), non-dollar denominated bonds and bonds of emerging market issuers. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting non-U.S. investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past,

30

and may do so again in the future, as a result of economic and political turmoil in many of these countries.

Non-investment grade securities carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also impact the market for lower-rated securities and the fund.

The market for high yield bonds is not as liquid as the markets for higher rated securities. This means that it may be harder to buy and sell high yield bonds, especially on short notice, and high yield bonds may be more difficult for the fund to value accurately than higher rated securities. The market for high yield bonds could also be impacted by legal or tax changes.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a

31

security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund

32

securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for BlackRock Shares. The information shows you how the fund's performance will vary and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers Intermediate Aggregate Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

Intermediate Bond

As of 12/31/06

AVERAGE ANNUAL RETURNS*

	1 Year	Since Inception	Inception Date[1]
Intermediate Bond
Return Before Taxes	4.17%	3.02%	08/18/04
Return After Taxes on Distributions	2.51%	1.52%
Return After Taxes on Distributions and Sale of Shares	2.69%	1.70%
Lehman Brothers Intermediate Agg. (Reflects no deduction for fees, expenses or taxes)	4.58%	3.38%	N/A

  *  The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions.

    Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

33

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold BlackRock Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	.50%
Other expenses	.41%
Acquired fund fees and expenses[1]	– –%
Total annual fund operating expenses	.91%
Fee waivers and expense reimbursements[2]	.51%
Net expenses[2]	.40%

  1  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit BlackRock class expenses to 0.40% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
BlackRock Shares	$41	$239	$454	$1,073

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Keith Anderson, Managing Director of BFM since 1988 and Vice Chairman since 2006, Scott Amero, Managing Director of BFM since 1990, Matthew Marra, Managing Director of BlackRock since 2006, and Andrew J. Phillips, Managing Director of BFM since 1999.

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Mr. Anderson is responsible for global fixed income strategy, asset allocation and the overall management of client portfolios. In this capacity, he coordinates BlackRock's team of portfolio managers and credit analysts who specialize in the government, agency, corporate and mortgage sectors and sub-sectors, worldwide. He is the Global Chief Investment Officer for Fixed Income, a member of BlackRock's Management and Executive Committees and Chairman of the Investment Strategy Group.

Mr. Amero is co-head of BlackRock's fixed income portfolio management team, a member of the Management Committee and co-chair of the Fixed Income Investment Strategy Group. Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. He is also the head of global fixed income research.

With BlackRock since 1995, Mr. Marra is a member of the Investment Strategy Group and his primary responsibility is the consistent implementation of investment strategies across all total return accounts with an emphasis on interest rate products. Mr. Marra has been a member of BlackRock's fixed income team since 1997.

Mr. Phillips is a member of the Investment Strategy Group and his primary responsibility is the consistent implementation of investment strategies across all total return accounts, with a sector emphasis on mortgage securities. Mr. Phillips has been a member of BlackRock's fixed income team since 1991.

Mr. Anderson and Mr. Amero have been portfolio co-managers of the fund since inception and Mr. Marra and Mr. Phillips since 2006.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

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Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, the fund's independent registered public accountant for the periods shown below. Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For a BlackRock Share Outstanding Throughout Each Period)

Intermediate Bond Portfolio

	Year Ended 9/30/06	Year Ended 9/30/05	For the Period 8/18/04[1] through 9/30/04
Net asset value at beginning of period	$9.82	$10.01	$10.00
Income from investment operations
Net investment income	0.43 [2]	0.37 [2]	0.10 [2]
Net loss on investments (both realized and unrealized)	(0.07)	(0.17)	(0.04)
Total from investment operations	0.36	0.20	0.06
Less distributions
Distributions from net investment income	(0.44)	(0.38)	(0.05)
Distributions from net realized gains	– –	(0.01)	– –
Total distributions	(0.44)	(0.39)	(0.05)
Net asset value at end of period	$9.74	$9.82	$10.01
Total return	3.75%	1.98%	0.57%[3]
Ratios/Supplemental data
Net assets at end of period (in thousands)	$30,370	$30,133	$25,918
Ratios of expenses to average net assets
Net expenses	0.40%	0.40%	0.40%[4,5]
Net expenses (excluding interest expense)	0.40%	0.40%	0.40%[4,5]
Total expenses	0.96%	1.04%	3.40%[4,5]
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	4.46%	3.72%	3.91%[4,5]
Before advisory/administration and other fee waivers	3.90%	3.08%	0.91%[4,5]
Portfolio turnover rate	142%	217%	114%

1  Commencement of operations of share class.

2  Calculated using the average shares outstanding method.

3  Not annualized.

4  Annualized.

5  Non-annualized ratios were previously disclosed as annualized. Ratios updated to reflect annualization.

36

BlackRock

Total Return Portfolio II

Effective October 2, 2006, the Core Bond Total Return Portfolio was re-named the Total Return Portfolio II.

Investment Goal

The fund seeks to realize a total return that exceeds that of the Lehman Brothers U.S. Aggregate Index (the benchmark).

Primary Investment Strategies

In pursuit of this goal, the fund normally invests at least 80% of its assets in bonds and maintains an average portfolio duration that is within ±20% of the duration of the benchmark.

The management team evaluates sectors of the bond market and individual securities within these sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the benchmark.

The fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The fund's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

The fund only buys securities that are rated investment grade at the time of purchase by at least one major rating agency or determined by the fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

If a security falls below investment grade, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

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IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Lehman Brothers U.S. Aggregate Index: An unmanaged index comprised of more than 5,000 taxable bonds. This is an index of investment grade bonds; all securities included must be rated investment grade by Moody's, Standard & Poor's or Fitch.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will

38

reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated

39

market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

The fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated

40

and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for BlackRock Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers U.S. Aggregate Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

BlackRock Shares were launched in May 1997. The performance of BlackRock Shares for the period before they were launched is based on the performance of Institutional Shares adjusted to reflect the class specific fees applicable to BlackRock Shares at the time of such share class's launch. This information may be considered when assessing the fund's performance, but does not represent the actual performance of this share class.

As of 12/31

ANNUAL TOTAL RETURNS*

Total Return II

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IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
Total Return II
Return Before Taxes	4.33%	5.15%	6.31%	12/09/92
Return After Taxes on Distributions	2.72%	3.22%	3.84%
Return After Taxes on Distributions and Sale of Shares	2.79%	3.27%	3.87%
Lehman Brothers U.S. Aggregate (Reflects no deduction for fees, expenses or taxes)	4.33%	5.06%	6.24%	N/A

  *  The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions.

    Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold BlackRock Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	.46%
Other expenses	.13%
Acquired fund fees and expenses[1]	– –%
Total annual fund operating expenses	.59%
Fee waivers and expense reimbursements[2]	.19%
Net expenses[2]	.40%

  1  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit BlackRock class expenses to 0.40% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return

42

each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
BlackRock Shares	$41	$170	$310	$720

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Keith Anderson, Managing Director of BFM since 1988 and Vice Chairman since 2006, Scott Amero, Managing Director of BFM since 1990, Matthew Marra, Managing Director of BlackRock since 2006, and Andrew J. Phillips, Managing Director of BFM since 1999.

Mr. Anderson is responsible for global fixed income strategy, asset allocation and the overall management of client portfolios. In this capacity, he coordinates BlackRock's team of portfolio managers and credit analysts who specialize in the government, agency, corporate and mortgage sectors and sub-sectors, worldwide. He is the Global Chief Investment Officer for Fixed Income, a member of BlackRock's Management and Executive Committees and Chairman of the Investment Strategy Group.

Mr. Amero is co-head of BlackRock's fixed income portfolio management team, a member of the Management Committee and co-chair of the Fixed Income Investment Strategy Group. Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. He is also the head of global fixed income research.

With BlackRock since 1995, Mr. Marra is a member of the Investment Strategy Group and his primary responsibility is the consistent implementation of investment strategies across all total return accounts with an emphasis on interest rate products. Mr. Marra has been a member of BlackRock's fixed income team since 1997.

Mr. Phillips is a member of the Investment Strategy Group and his primary responsibility is the consistent implementation of investment strategies across all total return accounts, with a sector emphasis on mortgage securities. Mr. Phillips has been a member of BlackRock's fixed income team since 1991.

Mr. Anderson and Mr. Amero have been members of the team managing the fund since 1992 and Mr. Marra and Mr. Phillips since 2006. Mr. Anderson has been a portfolio co-manager of the fund since 1997, Mr. Amero since 1999 and Mr. Marra and Mr. Phillips since 2006.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

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Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For a BlackRock Share Outstanding Throughout Each Period)

Total Return Portfolio II

	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$9.64	$9.76	$10.03	$10.02	$9.98
Income from investment operations
Net investment income	0.43 [2]	0.40 [2]	0.40 [2]	0.45	0.54
Net gain (loss) on investments (both realized and unrealized)	(0.08)	(0.11)	(0.06)	0.16	0.20
Total from investment operations	0.35	0.29	0.34	0.61	0.74
Less distributions
Distributions from net investment income	(0.43)	(0.39)	(0.36)	(0.55)	(0.58)
Distributions from net realized gains	(0.05)	(0.02)	(0.25)	(0.05)	(0.12)
Total distributions	(0.48)	(0.41)	(0.61)	(0.60)	(0.70)
Net asset value at end of period	$9.51	$9.64	$9.76	$10.03	$10.02
Total return	3.74%	2.96%	3.83%	6.33%	7.74%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$1,619,004	$1,543,861	$1,400,826	$1,035,461	$763,736
Ratios of expenses to average net assets
Net expenses	0.40%	0.40%	0.40%	0.40%	0.46%
Net expenses (excluding interest expense)	0.40%	0.40%	0.40%	0.40%	0.40%
Total expenses	0.61%	0.64%	0.63%	0.65%	0.79%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	4.51%	4.13%	4.13%	4.52%	5.48%
Before advisory/administration and other fee waivers	4.30%	3.89%	3.89%	4.28%	5.14%
Portfolio turnover rate	197%	351%	360%	659%[3]	359%

1  Audited by other auditors.

2  Calculated using the average shares outstanding method.

3  Includes dollar roll transactions, excluding these transactions the portfolio turnover would have been 257%.

44

BlackRock

Total Return Portfolio

Effective October 2, 2006, the Core PLUS Total Return Portfolio was re-named the Total Return Portfolio.

Investment Goal

The fund seeks to realize a total return that exceeds that of the Lehman Brothers U.S. Aggregate Index (the benchmark).

Primary Investment Strategies

In pursuit of this goal, the fund normally invests at least 80% of its assets in bonds and maintains an average portfolio duration that is within ±20% of the duration of the benchmark.

The management team evaluates sectors of the bond market and individual securities within these sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team believes that they have the potential for above-average total return. The fund measures its performance against the benchmark.

The fund invests primarily in dollar-denominated investment grade bonds, but may invest up to 20% of its assets in any combination of non-investment grade bonds (high yield or junk bonds), non-dollar denominated bonds and bonds of emerging market issuers. The fund's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

Non-investment grade bonds acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor's or Ba or lower by Moody's) or will be determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team may, when consistent with the fund's investment goal buy or sell options or futures, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell instruments of those types at a

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

45

IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

High Yield Bonds: Sometimes referred to as "junk bonds", these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Lehman Brothers U.S. Aggregate Index: An unmanaged index comprised of more than 5,000 taxable bonds. This is an index of investment grade bonds. All securities included must be rated investment grade by Moody's, Standard & Poor's or Fitch.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally

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be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. The fund's investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

The fund may invest up to 20% of its assets in any combination of non-investment grade bonds (high yield or junk bonds), non-dollar denominated bonds and bonds of emerging market issuers. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting non-U.S. investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past,

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and may do so again in the future, as a result of economic and political turmoil in many of these countries.

Non-investment grade securities carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also impact the market for lower-rated securities and the fund.

The market for high yield bonds is not as liquid as the markets for higher rated securities. This means that it may be harder to buy and sell high yield bonds, especially on short notice, and high yield bonds may be more difficult for the fund to value accurately than higher rated securities. The market for high yield bonds could also be impacted by legal or tax changes.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a

48

security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss.

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Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for BlackRock Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers U.S. Aggregate Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

Total Return

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	Since Inception	Inception Date[1]
Total Return
Return Before Taxes	4.25%	4.99%	5.12%	12/07/01
Return After Taxes on Distributions	2.60%	3.24%	3.37%
Return After Taxes on Distributions and Sale of Shares	2.74%	3.23%	3.35%
Lehman Brothers U.S. Aggregate (Reflects no deduction for fees, expenses or taxes)	4.33%	5.06%	5.17%	N/A

  *  The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions.

    Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

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After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold BlackRock Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	.50%
Other expenses	.18%
Acquired fund fees and expenses[1]	– –%
Total annual fund operating expenses	.68%
Fee waivers and expense reimbursements[2]	.28%
Net expenses[2]	.40%

  1  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit BlackRock class expenses to 0.40% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
BlackRock Shares	$41	$189	$351	$820

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Keith Anderson, Managing Director of BFM since 1988 and Vice Chairman since 2006, Scott Amero, Managing Director of BFM since 1990, Matthew Marra, Managing Director of BlackRock since 2006, and Andrew J. Phillips, Managing Director of BFM since 1999.

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

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Mr. Anderson is responsible for global fixed income strategy, asset allocation and the overall management of client portfolios. In this capacity, he coordinates BlackRock's team of portfolio managers and credit analysts who specialize in the government, agency, corporate and mortgage sectors and sub-sectors, worldwide. He is the Global Chief Investment Officer for Fixed Income, a member of BlackRock's Management and Executive Committees and Chairman of the Investment Strategy Group.

Mr. Amero is co-head of BlackRock's fixed income portfolio management team, a member of the Management Committee and co-chair of the Fixed Income Investment Strategy Group. Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. He is also the head of global fixed income research.

With BlackRock since 1995, Mr. Marra is a member of the Investment Strategy Group and his primary responsibility is the consistent implementation of investment strategies across all total return accounts with an emphasis on interest rate products. Mr. Marra has been a member of BlackRock's fixed income team since 1997.

Mr. Phillips is a member of the Investment Strategy Group and his primary responsibility is the consistent implementation of investment strategies across all total return accounts, with a sector emphasis on mortgage securities. Mr. Phillips has been a member of BlackRock's fixed income team since 1991.

Mr. Anderson and Mr. Amero have been portfolio co-managers of the fund since inception and Mr. Marra and Mr. Phillips since 2006.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

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Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other periods shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For a BlackRock Share Outstanding Throughout Each Period)

Total Return Portfolio

	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	For the Period 12/7/01[1,2] through 9/30/02
Net asset value at beginning of period	$10.27	$10.34	$10.46	$10.31	$10.00
Income from investment operations
Net investment income	0.45 [3]	0.41 [3]	0.38 [3]	0.42	0.40
Net gain (loss) on investments (both realized and unrealized)	(0.08)	(0.08)	(0.01)	0.29	0.32
Total from investment operations	0.37	0.33	0.37	0.71	0.72
Less distributions
Distributions from net investment income	(0.45)	(0.40)	(0.36)	(0.50)	(0.41)
Distributions from net realized gains	(0.05)	– –	(0.13)	(0.06)	– –
Total distributions	(0.50)	(0.40)	(0.49)	(0.56)	(0.41)
Net asset value at end of period	$10.14	$10.27	$10.34	$10.46	$10.31
Total return	3.76%	3.21%	3.65%	7.00%	7.37%[4]
Ratios/Supplemental data
Net assets at end of period (in thousands)	$366,353	$326,033	$285,096	$224,248	$95,503
Ratios of expenses to average net assets
Net expenses	0.40%	0.40%	0.40%	0.40%	0.32%[5]
Net expenses (excluding interest expense)	0.40%	0.40%	0.40%	0.40%	0.32%[5]
Total expenses	0.69%	0.72%	0.71%	0.75%	0.72%[5]
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	4.50%	3.98%	3.68%	3.61%	3.94%[5]
Before advisory/administration and other fee waivers	4.21%	3.66%	3.37%	3.26%	3.54%[5]
Portfolio turnover rate	192%	358%	412%	1,021%[6]	330%

1 Audited by other auditors.

2 Commencement of operations of share class.

3 Calculated using the average shares outstanding method.

4 Not annualized.

5 Annualized.

6 Includes dollar roll transactions, excluding these transactions the portfolio turnover would have been 319%.

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BlackRock

Government Income Portfolio

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Investment Goal

The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in the highest rated government and agency bonds in the ten to fifteen year maturity range and in mortgages guaranteed by the U.S. Government or its agencies. The fund normally invests at least 80% of its assets in bonds issued or guaranteed by the U.S. Government and its agencies. Securities purchased by the fund are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

The management team evaluates sectors of the bond market and individual securities within those sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against a customized weighted index comprised of the returns of the Lehman Brothers Mortgage-Backed Securities Index (50%) and the Merrill Lynch 10-Year Treasury Index (50%) (the benchmark).

If a security falls below the highest rating category, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date.

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A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest with another party for that other party's obligation to pay on its right to receive another type of interest in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

A main risk of investing in the fund is interest rate risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below recent historical average rates. This decline may have increased the risk that these rates will rise in the future.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed

IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Lehman Brothers Mortgage-Backed Securities Index: An index that includes the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC) that meet the maturity and liquidity criteria.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Merrill Lynch 10-Year Treasury Index: A one-security index consisting of the current "on-the-run" 10-year issue.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

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securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (GNMA) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA securities also are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC) are solely the obligations of FNMA or FHLMC, as the case may be, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition,

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some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

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When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for BlackRock Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of a customized weighted index comprised of the returns of the Lehman Brothers Mortgage-Backed Securities Index (50%) and the Merrill Lynch 10-Year Treasury Index (50%), recognized unmanaged indices of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

BlackRock Shares were launched in February 2003. The performance of BlackRock Shares for the period before they were launched is based on the performance of Investor A Shares adjusted to reflect the class specific fees applicable to BlackRock Shares at the time of such share class's launch. This information may be considered when assessing the fund's performance, but does not represent the actual performance of this share class.

As of 12/31

ANNUAL TOTAL RETURNS*

Government Income

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As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
Government Income
Return Before Taxes	3.59%	5.59%	6.93%	10/03/94
Return After Taxes on Distributions	1.96%	3.81%	4.66%
Return After Taxes on Distributions and Sale of Shares	2.31%	3.74%	4.55%
50% Lehman Brothers Mtg./50% 10-Yr. Tsy. (Reflects no deduction for fees, expenses or taxes)	3.27%	4.82%	5.94%	N/A

  *  The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions.

    Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their share through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold BlackRock Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory Fees	.50%
Other expenses	.17%
Acquired fund fees and expenses[1]	– –%
Total annual fund operating expenses	.67%
Fee waivers and expense reimbursements[2]	.22%
Net expenses[2]	.45%

  1  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit BlackRock class expenses to 0.45% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

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are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
BlackRock Shares	$46	$192	$351	$814

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Andrew J. Phillips, Managing Director of BFM since 1999, and Eric Pellicciaro, Managing Director of BFM since 2005.

Mr. Phillips is a member of the Investment Strategy Group and his primary responsibility is the consistent implementation of investment strategies across all total return accounts, with a sector emphasis on mortgage securities.

Mr. Pellicciaro is a member of the Investment Strategy Group and the lead mortgage sector specialist. His primary responsibility is managing client portfolios, with a sector emphasis on fixed-rate mortgage securities, including pass-throughs and CMOs. Mr. Pellicciaro started his career in the Financial Modeling Group at BlackRock in 1996, and joined the Fixed Income Portfolio Management Group in 1999.

Mr. Phillips has been a member of the team managing the fund since 1995 and Mr. Pellicciaro since 1999. Mr. Phillips has been a portfolio co-manager of the fund since 1999 and Mr. Pellicciaro since April 2004.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

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Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other period shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For a BlackRock Share Outstanding Throughout Each Period)

Government Income Portfolio

	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	For the Period 2/10/03[1,2] through 9/30/03
Net asset value at beginning of period	$10.91	$11.18	$11.34	$11.27
Income from investment operations
Net investment income	0.50 [3]	0.48 [3]	0.47 [3]	0.60 [3]
Net loss on investments (both realized and unrealized)	(0.19)	(0.21)	(0.05)	(0.19)
Total from investment operations	0.31	0.27	(0.42)	0.41
Less distributions
Distributions from net investment income	(0.47)	(0.52)	(0.42)	(0.34)
Distributions from capital	– –	(0.02)	– –	– –
Distributions from net realized gains	– –	– –	(0.16)	– –
Total distributions	(0.47)	(0.54)	(0.58)	(0.34)
Net asset value at end of period	$10.75	$10.91	$11.18	$11.34
Total return	2.96%	2.43%	3.85%	3.68%[4]
Ratios/Supplemental data
Net assets at end of period (in thousands)	$9,440	$9,164	$10,899	$3
Ratios of expenses to average net assets
Net expenses	0.45%	0.45%	0.44%	0.29%[5]
Net expenses (excluding interest expense)	0.45%	0.45%	0.44%	0.29%[5]
Total expenses	0.70%	0.77%	0.78%	0.47%[5]
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	4.65%	4.35%	4.25%	2.95%[5]
Before advisory/administration and other fee waivers	4.40%	4.03%	3.92%	2.76%[5]
Portfolio turnover rate	551%	662%	345%	1,981%[6]

1  Commencement of operations of share class.

2  Audited by other auditors.

3  Calculated using the average shares outstanding method.

4  Not annualized.

5  Annualized.

6  Includes dollar roll transactions, excluding these transactions the Portfolio turnover would have been 371%.

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BlackRock

Inflation Protected Bond Portfolio

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Investment Goal

The fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund normally invests at least 80% of its assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and U.S. and non-U.S. corporations. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. "Real return" equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. The fund maintains an average portfolio duration that is within ±20% of the duration of the Lehman Global Real: U.S. TIPS Index (the benchmark).

The fund may invest up to 20% of it assets in non-investment grade bonds (high yield or junk bonds) or securities of emerging market issuers. The fund may also invest up to 20% of its assets in non-dollar denominated securities of non-U.S. issuers, and may invest without limit in U.S. dollar denominated securities of non-U.S. issuers. The fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

The fund may also purchase: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, investment grade corporate bonds and asset-backed securities. Securities are purchased for the fund when the management team believes that they have the potential for above average real return. The fund measures its performance against the benchmark.

Non-investment grade bonds acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor's or Ba or lower by Moody's) or will be determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

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A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its real return potential.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell instruments of those types at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average real returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money. The principal value of your investment is not protected or otherwise guaranteed by virtue of the fund's investments in inflation-indexed bonds.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

High Yield Bonds: Sometimes referred to as "junk bonds", these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Lehman Global Real: U.S. TIPS Index: An unmanaged market index made up of U.S. Treasury Inflation Linked Indexed securities.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

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Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in the fund's gross income. Due to original issue discount, the fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.

The fund makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more

64

sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. The fund's investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

The fund may invest in non-investment grade bonds (high yield or junk bonds), non-dollar denominated bonds and bonds of emerging market issuers. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting non-U.S. investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past, and may do so again in the future, as a result of economic and political turmoil in many of these countries.

Non-investment grade securities carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and

65

down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also impact the market for lower-rated securities and the fund.

The market for high yield bonds is not as liquid as the markets for higher rated securities. This means that it may be harder to buy and sell high yield bonds, especially on short notice, and high yield bonds may be more difficult for the fund to value accurately than higher rated securities. The market for high yield bonds could also be impacted by legal or tax changes.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the

66

transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

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When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund's.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for BlackRock Shares. The information shows you how the fund's performance will vary and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Global Real: U.S. TIPS Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

Inflation Protected Bond

As of 12/31/06

AVERAGE ANNUAL RETURNS*

	1 Year	Since Inception	Inception Date[1]
Inflation Protected Bond
Return Before Taxes	1.25%	5.12%	06/28/04
Return After Taxes on Distributions	-0.25%	2.85%
Return After Taxes on Distributions and Sale of Shares	0.82%	3.08%
Lehman Global Real: U.S. TIPS (Reflects no deduction for fees, expenses or taxes)	0.41%	4.33%	N/A

  *  The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions.

    Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

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After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold BlackRock Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	.40%
Other expenses	.33%
Acquired fund fees and expenses	.01%
Total annual fund operating expenses	.74%
Fee waivers and expense reimbursements[1]	.43%
Net expenses[1]	.31%

  1  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit BlackRock class expenses to 0.30% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of invest ing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
BlackRock Shares	$32	$193	$369	$878

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Stuart Spodek, Managing Director of BFM since 2002, and Brian Weinstein, Director of BFM.

Mr. Spodek is a member of the Investment Strategy Group and his primary responsibility is managing fixed income portfolios, with a sector emphasis on global government bonds, derivative

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

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instruments and implementing yield curve strategy across global portfolios. Mr. Spodek joined BlackRock in 1993.

Mr. Weinstein is a member of the Investment Strategy Group. His primary responsibility is the management of total return and real return products. Mr. Weinstein focuses on relative value opportunities across the yield curve in Government and Agency securities. Mr. Weinstein moved to his current role in the Portfolio Management Group in 2002. He began his career at BlackRock in the Portfolio Analytics Group in 2000.

Mr. Spodek has been a portfolio manager of the fund since inception. Mr. Weinstein has been a portfolio co-manager of the fund since 2005.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

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Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, the fund's independent registered public accountant for the periods shown below. Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For a BlackRock Share Outstanding Throughout Each Period)

Inflation Protected Bond Portfolio

	Year Ended 9/30/06	Year Ended 9/30/05	For the Period 6/28/04[1] through 9/30/04
Net asset value at beginning of period	$10.35	$10.38	$10.00
Income from investment operations
Net investment income	0.55 [2]	0.41 [2]	0.12 [2]
Net gain (loss) on investments (both realized and unrealized)	(0.26)	0.19	0.38
Total from investment operations	0.29	0.60	0.50
Less distributions
Distributions from net investment income	(0.67)	(0.53)	(0.12)
Distributions from net realized gains	(0.13)	(0.10)	– –
Total distributions	(0.80)	(0.63)	(0.12)
Net asset value at end of period	$9.84	$10.35	$10.38
Total return	3.00%	5.91%	5.05%[3]
Ratios/Supplemental data
Net assets at end of period (in thousands)	$17,890	$22,975	$20,763
Ratios of expenses to average net assets Net expenses	0.30%	0.30%	0.30%[4,5]
Net expenses (excluding interest expenses)	0.30%	0.30%	0.30%[4,5]
Total expenses	0.85%	0.97%	2.61%[4,5]
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	5.59%	4.01%	4.29%[4,5]
Before advisory/administration and other fee waivers	5.04%	3.34%	1.98%[4,5]
Portfolio turnover rate	235%	419%	96%

1  Commencement of operations of share class.

2  Calculated using the average shares outstanding method.

3  Not annualized.

4  Annualized.

5  Non-annualized ratios were previously disclosed as annualized. Ratios updated to reflect annualization.

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BlackRock

GNMA Portfolio

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Investment Goal

The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in securities issued by the Government National Mortgage Association (GNMA) as well as other U.S. Government securities in the five to ten year maturity range. The fund normally invests at least 80% of its assets in GNMA securities. GNMA securities are backed by the full faith and credit of the United States and are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee.

Securities purchased by the fund are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the Lehman Brothers GNMA MBS Index (the benchmark).

If a security falls below the highest rating category, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps interest rate transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest with another party for that

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other party's obligation to pay or its right to receive another type of interest in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. From time to time, the fund will use derivatives for leverage purposes, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and prepayment risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future.

In addition to GNMA securities, the fund also makes investments in other residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit

IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

GNMA Securities: Securities issued and guaranteed by the Government National Mortgage Association (GNMA). These securities represent interests in pools of residential mortgage loans originated by private lenders and pass income from the initial debtors (homeowners) through intermediaries to investors.

Lehman Brothers GNMA MBS Index: An unmanaged index comprised of mortgage-backed pass through securities of the Government National Mortgage Association (GNMA).

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

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additional volatility and may lose value. This is known as extension risk.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (GNMA) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA securities also are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC) are solely the obligations of FNMA or FHLMC, as the case may be, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to

74

sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

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Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for BlackRock Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers GNMA MBS Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

BlackRock Shares were launched in December 2002. The performance of BlackRock Shares for the period before they were launched is based on the performance of Institutional Shares adjusted to reflect the class specific fees applicable to BlackRock Shares at the time of such share class's launch. This information may be considered when assessing the fund's performance, but does not represent the actual performance of this share class.

As of 12/31

ANNUAL TOTAL RETURNS*

GNMA

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	Since Inception	Inception Date[1]
GNMA
Return Before Taxes	4.36%	4.61%	5.78%	05/18/98
Return After Taxes on Distributions	2.56%	2.60%	3.40%
Return After Taxes on Distributions and Sale of Shares	2.81%	2.74%	3.47%
Lehman Brothers GNMA MBS Index (Reflects no deduction for fees, expenses or taxes)	4.61%	4.72%	5.68%	N/A

  *  The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions.

    Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

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After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold BlackRock Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	.55%
Interest expenses[1]	– –%
Other expenses	.18%
Acquired fund fees and expenses	.01%
Total annual fund operating expenses	.74%
Fee waivers and expense reimbursements[2]	.28%
Net expenses[2]	.46%

  1  The fund periodically engages in certain investment transactions which generate interest expense. For the year ended 9/30/06 the interest expense on the fund for such transactions was less than 0.01%.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit BlackRock class expenses to 0.45% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
BlackRock Shares	$47	$208	$384	$892

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Andrew J. Phillips, Managing Director of BFM

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

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since 1999, and Eric Pellicciaro, Managing Director of BFM since 2005.

Mr. Phillips is a member of the Investment Strategy Group and his primary responsibility is the consistent implementation of investment strategies across all total return accounts, with a sector emphasis on mortgage securities.

Mr. Pellicciaro is a member of the Investment Strategy Group and the lead mortgage sector specialist. Mr. Pellicciaro's primary responsibility is managing client portfolios, with a sector emphasis on fixed-rate mortgage securities, including pass-throughs and CMOs. Mr. Pellicciaro started his career in the Financial Modeling Group at BlackRock in 1996, and joined the Fixed Income Portfolio Management Group in 1999.

Mr. Phillips has been a member of the team managing the fund since 1998 and Mr. Pellicciaro since 1999. Mr. Phillips has been a portfolio co-manager of the fund since 1999 and Mr. Pellicciaro since April 2004.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later, and PricewaterhouseCoopers LLP (for the other period shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

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FINANCIAL HIGHLIGHTS

(For a BlackRock Share Outstanding Throughout Each Period)

GNMA Portfolio

	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	For the Period 12/19/02[1,2] through 9/30/03
Net asset value at beginning of period	$9.69	$9.87	$10.02	$10.27
Income from investment operations
Net investment income	0.45 [3]	0.44 [3]	0.48 [3]	0.41
Net loss on investments (both realized and unrealized)	(0.08)	(0.20)	(0.14)	(0.18)
Total from investment operations	0.37	0.24	0.34	0.23
Less distributions
Distributions from net investment income	(0.53)	(0.42)	(0.49)	(0.48)
Total distributions	(0.53)	(0.42)	(0.49)	(0.48)
Net asset value at end of period	$9.53	$9.69	$9.87	$10.02
Total return	3.93%	2.44%	4.02%	2.33%[4]
Ratios/Supplemental data
Net assets at end of period (in thousands)	$11,632	$10,915	$10,659	$59,935
Ratios of expenses to average net assets
Net expenses	0.45%	0.45%	0.50%	0.35%[5]
Net expenses (excluding interest expense)	0.45%	0.45%	0.45%	0.35%[5]
Total expenses	0.78%	0.85%	0.83%	0.61%[5]
Ratios of net investment income to average net assets
After advisory/administration fee waivers	4.71%	4.53%	4.85%	3.32%[5]
Before advisory/administration fee waivers	4.38%	4.13%	4.51%	3.05%[5]
Portfolio turnover rate	320%	521%	228%	1,365%[6]

1  Commencement of operations of share class.

2  Audited by other auditors.

3  Calculated using the average shares outstanding method.

4  Not Annualized.

5  Annualized.

6  Includes dollar roll transactions, excluding these transactions the Portfolio turnover would have been 268%.

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BlackRock

International Bond Portfolio

IMPORTANT DEFINITIONS

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Citigroup Non-U.S. World Government Bond Index: An unmanaged index that tracks the performance of 21 government bond markets: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, the Netherlands, Norway, Poland, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Investment Goal

The fund seeks to realize a total return that exceeds that of the Citigroup Non-U.S. World Government Bond Index (the benchmark).

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in non-dollar denominated bonds of issuers located outside of the United States in the five to fifteen year maturity range. The fund normally invests at least 80% of its assets in bonds and at least 65% of its assets in bonds of a diversified group of non-U.S. issuers from at least three developed countries. The fund may invest more than 25% of its assets in the securities of issuers located in Canada, France, Germany, Japan and the United Kingdom. The fund may from time to time invest in investment grade bonds of issuers in emerging market countries. The fund will also invest in non-U.S. currencies, however, the fund may underweight or overweight a currency based on the fund management team's outlook. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

The management team evaluates sectors of the bond markets of various world economies and individual securities within those sectors. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the benchmark.

If a security falls below investment grade, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of

80

currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell instruments of these types at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Three of the main risks of investing in the fund are interest rate risk, credit risk and the risks associated with investing in non-dollar denominated bonds of issuers located outside of the United States. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest

IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

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paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past, and may do so again in the future, as a result of economic and political turmoil in many of these countries.

Investing a significant portion of assets in one country makes the fund more dependent upon the political and economic circumstances of a particular country than a mutual fund that is more widely diversified. For example, the Japanese economy may be affected by turmoil in other Asian countries. In addition, the ability to concentrate in Canada, France, Germany and the United Kingdom may make the fund's performance more dependent on developments in those countries.

The fund's expenses can be expected to be higher than those of funds investing primarily in domestic securities because the costs related to investing abroad are usually higher than domestic expenses.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition,

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some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

Forward foreign currency exchange contracts do not eliminate fluctuations in the value of non-U.S. securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund

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securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for BlackRock Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Citigroup Non-U.S. World Government Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

BlackRock Shares were launched in May 2004. The performance of BlackRock Shares for the period before they were launched is based on the performance of Service Shares adjusted to reflect the class specific fees applicable to BlackRock Shares at the time of such share class's launch. This information may be considered when assessing the fund's performance, but does not represent the actual performance of this share class.

As of 12/31

ANNUAL TOTAL RETURNS*

International Bond

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As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
International Bond
Return Before Taxes	6.35%	5.97%	7.20%	07/01/91
Return After Taxes on Distributions	6.12%	4.63%	4.90%
Return After Taxes on Distributions and Sale of Shares	4.13%	4.32%	4.73%
Citigroup Non-U.S. WGBI (Reflects no deduction for fees, expenses or taxes)	6.94%	9.50%	4.70%	N/A

  *  The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The tables below describe the fees and expenses that you may pay if you buy and hold BlackRock Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect the expenses of the fund after February 1, 2008.

Shareholder Fees

(Fees paid directly from your investment)

Redemption Fee* (as a percentage of amount redeemed)	2.0%

  *  Fee applies only to shares that are redeemed or exchanged within 30 days of purchase.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	.55%
Other expenses	.24%
Acquired fund fees and expenses[1]	– –%
Total annual fund operating expenses	.79%
Fee waivers and expense reimbursements[2]	.01%
Net expenses[2]	.78%

  1  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit BlackRock class expenses to 0.78% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

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Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
BlackRock Shares	$80	$251	$438	$977

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Andrew Gordon, Managing Director of BFM since 1996, and Scott Thiel, Managing Director of BlackRock since 2002.

Mr. Gordon is the head of the global bond team and a member of the Investment Strategy Group. His primary responsibilities include developing and implementing strategies in the non-dollar and emerging markets sectors of the fixed income markets. Prior to joining BlackRock in 1996, Mr. Gordon, as principal, was responsible for developing strategies for a small relative value global fixed income hedge fund. Prior to that, he had an eight-year affiliation with CS First Boston, where he pioneered the firm's international fixed income research effort.

Mr. Thiel is a member of the Investment Strategy Group and his primary responsibility is developing and implementing strategies in the non-dollar and emerging market sectors of the fixed income markets. Prior to joining BlackRock, he was a Vice President at Goldman Sachs & Co. since 1989, where he was responsible for developing strategies in both U.S. and international interest rate and derivative markets for institutional money managers.

Mr. Gordon has been a member of the team managing the fund since 1997 and Mr. Thiel since 2002. Mr. Gordon has been a portfolio co-manager of the fund since 1997 and Mr. Thiel since 2004.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

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Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, the fund's independent registered public accountants for the periods shown below. Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For a BlackRock Share Outstanding Throughout Each Period)

International Bond Portfolio

	Year Ended 9/30/06	Year Ended 9/30/05	For the Period 5/18/04[1] through 9/30/04
Net asset value at beginning of period	$11.13	$11.41	$10.96
Income from investment operations
Net investment income	0.33 [2]	0.30 [2]	0.11 [2]
Net gain (loss) on investments (both realized and unrealized)	(0.18)	0.03	0.51
Total from investment operations	0.15	0.33	0.62
Less distributions
Distributions from net investment income	(0.30)	(0.60)	(0.17)
Distributions from net realized gains	– –	(0.01)	– –
Total distributions	(0.30)	(0.61)	(0.17)
Redemption fees added to paid-in capital	– – [3]	– – [3]	– –
Net asset value at end of period	$10.98	$11.13	$11.41
Total return	1.44%[4]	2.62%[4]	5.71%[5]
Ratios/Supplemental data
Net assets at end of period (in thousands)	$144,623	$98,721	$35,748
Ratios of expenses to average net assets Net expenses	0.77%	0.78%	0.78%[6]
Net expenses (excluding interest expense)	0.77%	0.78%	0.78%[6]
Total expenses	0.81%	0.83%	0.89%[6]
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	3.05%	2.59%	2.58%[6]
Before advisory/administration and other fee waivers	3.01%	2.54%	2.47%[6]
Portfolio turnover rate	148%	164%	240%

1 Commencement of operations of share class.

2 Calculated using the average shares outstanding method.

3 Redemption fees added to paid-in capital are less than $0.005 per share.

4 Redemption fee of 2.00% is reflected in total return calculations. There was no impact on the return.

5 Not annualized.

6 Annualized.

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BlackRock

High Yield Bond Portfolio

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bank Loans: The fund may invest in fixed and floating rate loans arranged through private negotiations between a company or a non-U.S. government and one or more financial institutions. The fund considers such investments to be debt securities.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Bond Obligations (CBO): The fund may invest in collateralized bond obligation, which are securities backed by a diversified pool of high yield securities.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay to a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Investment Goal

The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in non-investment grade bonds with maturities of ten years or less. The fund normally invests at least 80% of its assets in high yield bonds, including convertible and preferred securities. The high yield securities (commonly called "junk bonds") acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor's or Ba or lower by Moody's) or will be determined by the fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. The fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The fund's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

The management team evaluates sectors of the high yield market and individual bonds within these sectors. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return.

To add additional diversification, the management team can invest in a wide range of securities including corporate bonds, mezzanine investments, collateralized bond obligations, bank loans and mortgage-backed and asset-backed securities. The fund can also invest, to the extent consistent with its investment goal, in non-U.S. and emerging market securities and currencies. The fund may invest in securities of any rating and may invest up to 10% of its assets (measured at the time of investment) in distressed securities that are in default or the issuers of which are in bankruptcy. These securities involve considerable risk and have significant uncertainties regarding the issuer's current or future ability to make interest and principal payments. Typically the management team will invest in distressed securities when it believes they are undervalued.

If a security's rating declines, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

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The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. From time to time, the fund will use derivatives for leverage purposes, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

Non-investment grade bonds carry greater risks than securities which have higher credit ratings, including a high risk of default.

The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value

IMPORTANT DEFINITIONS

High Yield Bonds: Sometimes referred to as "junk bonds", these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low-rated issuer.

Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index: An unmanaged index comprised of issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1, at least one year to maturity, and no one issuer represents more than 2 percent of the index.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mezzanine Investments: These are subordinated debt securities which receive payments of interest and principal after other more senior security holders are paid. They are generally issued in private placements in connection with an equity security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

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may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield bonds are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also impact the market for lower-rated securities and the fund.

The market for high yield bonds is not as liquid as the markets for higher rated securities. This means that it may be harder to buy and sell high yield bonds, especially on short notice, and high yield bonds may be more difficult for the fund to value accurately than higher rated securities. The market for high yield bonds could also be impacted by legal or tax changes.

If the fund invests in high yield securities that are rated C or below, the fund will incur significant risk in addition to the risks generally associated with investments in high yield securities. Distressed securities frequently do not produce income while they are outstanding. The fund may purchase distressed securities that are in default or the issuers of which are in bankruptcy. The fund may be required to bear certain extraordinary expenses in order to protect and recover its investment. The fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.

Mezzanine securities carry the risk that the issuer will not be able to meet its obligations and that the equity securities purchased with the mezzanine investments may lose value.

The market for bank loans may not be highly liquid and the fund may have difficulty selling them. These investments expose the fund to the credit risk of both the financial institution and the underlying borrower.

The pool of high yield securities underlying CBOs is typically separated into groupings called tranches representing different degrees of credit quality. The higher quality tranches have greater degrees of protection and pay lower interest rates. The lower tranches, with greater risk, pay higher interest rates.

The expenses of the fund will be higher than those of mutual funds investing primarily in investment grade securities. The costs of investing in the high yield market are usually higher for several reasons, such as the higher costs for investment research and higher commission costs.

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The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. The fund's investments in commercial mortgage-backed securities with several classes will normally be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The

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fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

The fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

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In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past, and may do so again in the future, as a result economic and political turmoil in many of these countries.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for BlackRock Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

High Yield Bond

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As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	Since Inception	Inception Date[1]
High Yield Bond
Return Before Taxes	11.68%	11.14%	7.95%	11/19/98
Return After Taxes on Distributions	8.77%	7.58%	3.96%
Return After Taxes on Distributions and Sale of Shares	7.48%	7.38%	4.22%
Lehman Brothers U.S. Corporate
High Yield 2% Issuer Cap (Reflects no deduction for fees, expenses or taxes)	10.76%	10.20%	6.43%**	N/A

  *  The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmarks does not assume reinvestment of dividends and distributions.

    Source: BlackRock Advisors, LLC

  **  Daily returns not available. Based upon annualized data from November 30, 1998.

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The tables below describe the fees and expenses that you may pay if you buy and hold BlackRock Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Shareholder Fees

(Fees paid directly from your investment)

Redemption Fee* (as a percentage of amount redeemed)	2.0%

  *  Fee applies only to shares that are redeemed or exchanged within 30 days of purchase.

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Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	.50%
Interest expense[1]	– –%
Other expenses	.18%
Acquired fund fees and expenses[2]	– –%
Total annual fund operating expenses	.68%
Fee waivers and expense reimbursements[3]	.13%
Net expenses[3]	.55%

  1  The fund periodically engages in certain investment transactions which generate interest expense. For the year ended September 30, 2006 the interest expense on the fund for such transactions was less than 0.01%.

  2  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  3  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit BlackRock class expenses to 0.55% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
BlackRock Shares	$56	$204	$366	$834

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Jeff Gary, Managing Director of BFM since 2003, and Scott Amero, Managing Director of BFM since 1990.

Mr. Gary is the head of the High Yield Team and is a member of the Investment Strategy Group. Prior to joining BFM in 2003, he was a Managing Director and portfolio manager with AIG (American General) Investment Group.

Mr. Amero is co-head of BlackRock's fixed income portfolio management team, a member of the Management Committee and co-chair of the Fixed Income Investment Strategy Group. Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. He is also the head of global fixed income research.

Mr. Gary and Mr. Amero have been portfolio managers of the fund since September 2003, and Mr. Amero has been part of the portfolio management team since its inception.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other expenses: Include administration, transfer agency, custody, professional fees and registration fees.

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Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal year ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For a BlackRock Share Outstanding Throughout Each Period)

High Yield Bond Portfolio

	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$8.09	$8.14	$7.74	$6.75	$7.39
Income from investment operations
Net investment income	0.58 [2]	0.64 [2]	0.62 [2]	0.71	0.85
Net gain (loss) on investments (both realized and unrealized)	– –	0.05	0.37	1.03	(0.66)
Total from investment operations	0.58	0.69	0.99	1.74	0.19
Less distributions
Distributions from net investment income	(0.61)	(0.60)	(0.59)	(0.75)	(0.83)
Distributions from net realized gains	(0.14)	(0.14)	– –	– –	– –
Total distributions	(0.75)	(0.74)	(0.59)	(0.75)	(0.83)
Redemption fees added to paid-in capital	– – [3]	– – [3]	– –	– –	– –
Net asset value at end of period	$7.92	$8.09	$8.14	$7.74	$6.75
Total return	7.67%[4]	8.69%[4]	13.20%	27.17%	2.15%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$219,996	$169,532	$126,976	$57,207	$32,240
Ratios of expenses to average net assets
Net expenses	0.55%	0.55%	0.55%	0.61%	0.73%
Net expenses (excluding interest expense)	0.55%	0.55%	0.55%	0.55%	0.55%
Total expenses	0.71%	0.77%	0.73%	0.77%	0.89%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	7.41%	7.91%	7.71%	9.83%	11.15%
Before advisory/administration and other fee waivers	7.25%	7.69%	7.53%	9.67%	11.01%
Portfolio turnover rate	105%	129%	172%	212%	301%

1 Audited by other auditors.

2 Calculated using the average shares outstanding method.

3 Redemption fees added to paid-in capital are less than $0.005 per share.

4 Redemption Fee of 2.00% is reflected in total return calculation. There was no impact to the total return.

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BlackRock

AMT-Free Municipal Bond Portfolio

Effective October 2, 2006, the Tax-Free Income Portfolio was re-named the AMT-Free Municipal Bond Portfolio.

Investment Goal

The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in bonds issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies and authorities (and related tax-exempt derivative securities) the interest on which the fund manager believes is exempt from Federal income tax, including the Federal Alternative Minimum Tax (municipal securities). The fund normally invests at least 80% of its assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers. The other 20% of its assets can be invested in securities of non-municipal issuers the income from which is exempt from Federal income tax and securities which are subject to Federal income tax, including the Federal Alternative Minimum Tax. The fund emphasizes municipal securities in the ten to twenty year maturity range. The fund intends to invest so that no more than 25% of its assets are represented by the municipal securities of issuers located in the same state.

The fund manager evaluates sectors of the municipal market and individual bonds within those sectors.

The fund may invest up to 20% of its assets in non-investment grade bonds (high yield or junk bonds) or convertible securities with a minimum rating of B. Split rated bonds will be considered to have the higher credit rating. If a security's rating falls below B, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not municipal securities (and therefore are subject to Federal income tax) and may hold an unlimited amount of uninvested cash reserves. Such a temporary defensive strategy would be inconsistent with the fund's primary investment strategies. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment goal.

IMPORTANT DEFINITIONS

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

General Obligation Bonds: Bonds which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.

High Yield Bonds: Sometimes referred to as "junk bonds", these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Lehman Brothers Municipal Bond Index: An unmanaged index of municipal bonds with the following characteristics: minimum credit rating of Baa, outstanding par value of at least $5 million and issued as part of a transaction of at least $50 million. In addition, the bonds must have a dated-date after December 31, 1990 and must be at least one year from their maturity date.

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IMPORTANT DEFINITIONS

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Municipal Lease Obligations: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of the general obligations of the municipality.

Revenue Bonds: Bonds which are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Tender Option Bonds: Synthetic floating or variable rate securities issued when long term bonds are purchased in the primary or secondary market and then deposited into a trust. Custodial receipts are then issued to investors, such as the fund, evidencing ownership interests in the trust. The remarketing agent for the trust sets a floating or variable rate on typically a weekly basis. Tender option bonds may be considered derivatives. Residual interest tender option bonds are beneficial interests in a tender option bond trust.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

The fund may invest in tender option bonds and residual interest tender option bonds, and may also invest in securities the return of which is inversely related to changes in an interest rate (inverse floaters).

The fund manager may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into interest rate transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest with another party for that other party's obligation to pay or its right to receive another type of interest in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. These practices may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluctuate significantly in price within a short time period.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies. Any capital appreciation realized by the fund as a result of its normal investment activities will generally result in capital gain distributions subject to Federal capital gain taxation.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval. The fund may not change the requirement that it normally invest at least 80% of its assets in municipal securities without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of securities such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due.

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A B rating generally indicates that while the issuer can currently make its interest and principal payments, it probably will not be able to do so in times of financial difficulty. Non-investment grade securities carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also impact the market for lower-rated securities and the fund. The market for high yield bonds is not as liquid as the markets for higher rated securities. This means that it may be harder to buy and sell high yield bonds, especially on short notice, and high yield bonds may be more difficult for the fund to value accurately than higher rated securities. The market for high yield bonds could also be impacted by legal or tax changes.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Municipal securities include revenue bonds, general obligation bonds and municipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Municipal securities also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities. Municipal lease obligations also are subject to the risk that the municipality will not appropriate the funds for lease payments.

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The fund may invest in bonds the interest on which may be subject to the Federal Alternative Minimum Tax. The fund may invest up to 20% of its assets in these bonds when added together with any of the fund's other taxable investments. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may, from time to time, invest up to 25% of its assets in securities whose issuers are located in a single state. These investments would make the fund more dependent upon the political and economic circumstances of that state than a mutual fund that invests more broadly.

The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for the fund to value accurately than securities of public corporations. In addition, municipal securities are subject to the risk that their tax treatment could be changed by Congress or state legislatures, thereby affecting the value of outstanding municipal securities.

The fund will rely on legal opinions of counsel to issuers of municipal securities as to the tax-free status of investments and will not do its own analysis.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Investments in tender option bonds, residual interest tender option bonds and inverse floaters expose the fund to the same risks as investments in derivatives, as well as risks associated with leverage, described below, especially the risk of increased volatility. An investment in these securities typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal. Distributions on residual interest tender option bonds and inverse floaters will bear an inverse relationship to short-term municipal security interest rates. Distributions on the residual interests and inverse floaters paid to the fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. Residual interest tender option bonds and inverse floaters generally will underperform the market for fixed rate municipal securities in a rising interest rate environment.

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The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. The income from certain derivatives may be subject to Federal income tax.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the fund manager will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause a fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss subject to Federal capital gain taxation. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

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Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for BlackRock Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers Municipal Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

BlackRock Shares were launched in December 2003. The performance of BlackRock Shares for the period before they were launched is based on the performance of Investor A Shares adjusted to reflect the class specific fees applicable to BlackRock Shares at the time of such share class's launch. This information may be considered when assessing the fund's performance, but does not represent the actual performance of this share class.

As of 12/31

ANNUAL TOTAL RETURNS*

AMT-Free Municipal Bond

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
AMT-Free Municipal Bond
Return Before Taxes	4.20%	4.24%	4.94%	05/14/90
Return After Taxes on Distributions	4.19%	4.24%	4.90%
Return After Taxes on Distributions and Sale of Shares	4.25%	4.27%	4.87%
Lehman Brothers Municipal Bond (Reflects no deduction for fees, expenses or taxes)	4.84%	5.53%	5.76%	N/A

  *  The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions.

    Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

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After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold BlackRock Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	.50%
Other expenses	.17%
Acquired fund fees and expenses[1]	– –%
Total annual fund operating expenses	.67%
Fee waivers and expense reimbursements[2]	.22%
Net expenses[2,3]	.45%

  1  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit BlackRock class expenses to 0.45% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

  3  The fund is required to report interest expense associated with certain fund investments. Such interest expense for the fund for the most recent fiscal year (as reported in the fund's audited financial statements) was 0.19%. However, the fund did not actually pay such interest expense, and therefore the fund's actual "Net expenses" were as shown in the "Annual Fund Operating Expenses" table above.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:*

	1 Year	3 Years	5 Years	10 Years
BlackRock Shares	$46	$192	$351	$814

  *  The fund is required to report interest expense associated with certain fund investments. Such interest expense for the fund for the most recent fiscal year (as reported in the fund's audited financial statements) was 0.19%. However, the fund did not actually pay such interest expense, and therefore the fund's actual "Net expenses" were as shown in the "Annual Fund Operating Expenses" table above. If the fund had paid such interest expense, your 1, 3, 5 and 10 Year expenses would be $65, $252, $455 and $1,040, respectively.

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Interest Expense: The cost of borrowing money to buy additional securities.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

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Fund Management

The fund management team is led by Walter O'Connor, Managing Director of BlackRock since 2006. The team includes Theodore Jaeckel, CFA, Managing Director of BlackRock since 2006. Mr. O'Connor and Mr. Jaeckel joined BlackRock following the merger with Merrill Lynch Investment Managers (MLIM) in 2006. Mr. O'Connor was a Managing Director of MLIM from 2003 to 2006, a Director (Municipal Tax-Exempt Fund Management) of MLIM from 2000 to 2003, and a Vice President of MLIM from 1993 to 2000. Mr. Jaeckel is a member of BlackRock's Fixed Income Portfolio Management Group. His responsibility is managing client portfolios, with a sector emphasis on tax-exempt municipal securities. At MLIM, he was a portfolio manager with MLIM's tax-exempt fixed income team. Prior to joining MLIM in 1990, Mr. Jaeckel was a municipal bond trader with Chemical Bank. Mr. O'Connor and Mr. Jaeckel have been managing the fund since 2006.

The Statement of Additional Information (SAI) provides additional information about the fund manager's compensation, other accounts managed by the fund manager, and the fund manager's ownership of securities in the fund.

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Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, the fund's independent registered public accountants for the periods shown below. Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For a BlackRock Share Outstanding Throughout Each Period)

AMT-Free Municipal Bond Portfolio

	Year Ended 9/30/06	Year Ended 9/30/05	For the Period 12/22/03[1] through 9/30/04
Net asset value at beginning of period	$10.99	$11.11	$11.22
Income from investment operations
Net investment income	0.47 [2]	0.49 [2]	0.37 [2]
Net loss on investments (both realized and unrealized)	(0.06)	(0.17)	(0.10)
Total from investment operations	0.41	0.32	0.27
Less distributions
Distributions from net investment income	(0.47)	(0.44)	(0.38)
Total distributions	(0.47)	(0.44)	(0.38)
Net asset value at end of period	$10.93	$10.99	$11.11
Total return	3.83%	3.23%	2.46%[3]
Ratios/Supplemental data
Net assets at end of period (in thousands)	$71,890	$85,552	$100,489
Ratios of expenses to average net assets Net expenses (excluding interest expense and fees)	0.45%	0.45%	0.45%[4]
Net expenses (including expense and fees)	0.64%	0.57%	0.51%[4]
Total expenses	0.88%	0.83%	0.75%[4]
Ratios of net investment income to average net assets
After advisory/administration fee waivers	4.35%	4.39%	4.34%[4]
Before advisory/administration fee waivers	4.11%	4.13%	4.10%[4]
Portfolio turnover rate	66%	87%	69%

1 Commencement of operations of share class.

2 Calculated using the average shares outstanding method.

3 Not Annualized.

4 Annualized.

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About Your Investment

Buying Shares

BlackRock Shares are offered without a sales charge to institutional investors, registered investment advisers and certain fee-based programs and qualified employee benefit plans.

Purchase orders may be placed by calling (800) 441-7762.

What Price Per Share Will You Pay?

The price of mutual fund shares generally changes every day the New York Stock Exchange (NYSE) is open (business day). A mutual fund is a pool of investors' money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $50 million and has 5 million shares outstanding, the net asset value (NAV) per share is $10.

Purchase orders received before the close of regular trading on the NYSE (currently 4 p.m. (Eastern time)) on each day the NYSE is open will be priced based on the NAV calculated at the close of trading on that day. NAV is calculated separately for each class of shares of each fund as of the close of business on the NYSE, generally 4 p.m. (Eastern time), each day the NYSE is open. Shares will not be priced on days the NYSE is closed. Purchase orders received after the close of trading will be priced based on the next calculation of NAV. Non-U.S. securities and certain other securities held by a fund may trade on days when the NYSE is closed. In these cases, net asset value of shares may change when fund shares cannot be bought or sold.

Since the NAV changes daily, the price of your shares depends on the time that your order is received.

Each fund's assets are valued primarily on the basis of market quotations. Certain short-term debt securities are valued on the basis of amortized cost. When a determination is made that market quotations are not readily available, including, but not limited to, when (i) the exchange or market on which a security is traded does not open for trading for an entire trading day and no other market prices are available, (ii) a particular security does not trade regularly or has had its trading halted, (iii) a security does not have a price source due to its lack of liquidity, (iv) BlackRock believes a market quotation from a broker-dealer is unreliable (e.g., where it varies significantly from a recent trade), (v) the security is thinly traded or (vi) there has been a significant

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subsequent event, each fund values the affected securities at fair value as determined by BlackRock pursuant to procedures adopted by the Fund's Board of Trustees. For example, the fund will value a security that trades principally on a foreign market using the most recent closing market price from the market on which the security principally trades, unless, in BlackRock's judgment, a significant event subsequent to the market close has rendered such market closing price unreliable. Because significant events could affect the value of a foreign security between the close of the foreign market where the security is principally traded and the time the fund calculates its NAV, such closing price may not be reflective of current market conditions. In this case, the fund will use what it believes to be the fair value of the security as of the time the fund calculates its NAV.

Fair value represents a good faith approximation of the value of a security. A security's valuation may differ depending on the method used for determining value. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining a fund's NAV. As a result, a fund's sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Certain financial institutions may buy and sell BlackRock Shares on behalf of their customers. The institutions may charge a fee for this service and may impose additional conditions on owning fund shares. Shareholders should contact their institutions for more information.

Paying for Shares

Payment for BlackRock Shares must normally be made in Federal funds or other funds immediately available by 4 p.m. (Eastern time) on the first business day following receipt of the order. Payment may also, at the discretion of the Fund, be made in the form of securities that are permissible investments for the respective fund. If payment is not received by this time, you will be responsible for any loss to the Fund.

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To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Fund, to obtain, verify and record information that identifies each person who opens an account. When opening an account, you will be asked for your name, address, date of birth and other information that will allow the Fund to identify you. The Fund may also ask to see other identifying documents such as a driver's license (for individuals) or Articles of Incorporation or other formation documents (for institutions). The Fund may use a third party to obtain and verify this information. The Fund may not be able to establish an account, or it may close your existing account and/or redeem your shares involuntarily, if you do not provide sufficient information within the relevant time periods.

How Much is the Minimum Investment?

The minimum investment for the initial purchase of BlackRock Shares is generally $5,000,000. The minimum initial investment for registered investment advisers is $250,000, and there is no minimum initial investment requirement for fee-based programs with an annual fee of at least .50% or certain qualified employee benefit plans. There is no minimum requirement for later investments. The Fund does not accept third party checks as payment for shares.

The Fund may permit a lower initial investment for certain investors if their purchase, combined with purchases by other investors received together by the Fund, meets the minimum investment requirement. The Fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements for any shareholder and suspend and resume the sale of any share class of any fund at any time for any reason.

Distribution and Service Plan

The Fund has adopted a plan (the Plan) that allows the Fund to pay distribution fees for the sale of its shares under Rule 12b-1 of the Investment Company Act and shareholder servicing fees for certain services provided to its shareholders.

In accordance with the Plan, with the exception of the Small Cap Value Equity Portfolio, BlackRock shares currently do not make such payments. The Fund, however, may enter into non-Plan agreements with brokers, dealers, financial institutions and industry professionals (including PNC Bank, Merrill Lynch & Co., Inc. (Merrill Lynch) and their affiliates) (Service Organizations) pursuant to which the Fund will pay a Service

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Organization for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are in addition to, rather than in lieu of, fees the Fund pays to its transfer agent and are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization or (2) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial.

The Plan permits BlackRock, the Funds' distributor and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Fund). From time to time, BlackRock, the distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits. BlackRock, the distributor and their affiliates may compensate affiliated and unaffiliated Service Organizations for the sale and distribution of shares of the Fund or for these other services to the Fund and shareholders. These payments may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Service Organization, or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization. The aggregate amount of these payments by BlackRock, the distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as "revenue sharing" payments. In some circumstances, these revenue sharing payments may create an incentive for a Service Organization, its employees or associated persons to recommend or sell shares of the Fund to you. Please contact your Service Organization for details about payments it may receive from the Fund or from BlackRock, the distributor or their affiliates. For more information, see the SAI.

Selling Shares

Shareholders may place redemption orders by telephoning (800) 441-7762. Shares are redeemed at the NAV per share next determined after receipt of the redemption order, minus any applicable redemption fee. See "Market Timing and Redemption Fees" below. The Fund, its administrators and the distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The fund and its service providers will not be liable for any loss, liability, cost or expense

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for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures.

Payment for redeemed shares for which a redemption order is received before 4 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming shareholder on the next business day, provided that the funds' custodian is also open for business. Payment for redemption orders received after 4 p.m. (Eastern time) or on a day when the funds' custodian is closed is normally wired in Federal funds on the next business day following redemption on which the funds' custodian is open for business. The Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgement of the Fund, an earlier payment could adversely affect a fund. No charge for wiring redemption payments is imposed by the Fund.

During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Redemption requests may also be mailed to BlackRock Funds, c/o PFPC Inc., P.O. Box 9819, Providence, RI 02940.

The Fund may refuse a telephone redemption request if it believes it is advisable to do so.

Market Timing and Redemption Fees

The Board of Trustees of the Fund has determined that the interests of long-term shareholders and the Fund's ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations—also known as "market timing." The funds are not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege for Investor, Institutional and R Shares is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of a fund and its shareholders. For example, large flows of cash into and out of a fund may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve the fund's investment goal. Frequent trading may cause a fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce a fund's performance.

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A fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of the fund's portfolio securities and the determination of the fund's NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling fund shares at a price that does not reflect their true value. A similar risk exists for funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. The Fund will seek to eliminate these opportunities by using fair value pricing, as described in "What Price Per Share Will You Pay?" above.

The Fund discourages market timing and seeks to prevent frequent purchases and sales or exchanges of fund shares that it determines may be detrimental to a fund or long-term shareholders. The Board of Trustees has approved the policies discussed below to seek to deter market timing activity. The Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of fund shares because legitimate strategies, such as asset allocation, dollar cost averaging or similar activities, may result in frequent trading of fund shares. It is not expected that shareholders would be harmed by such legitimate activities.

If, as a result of its own investigation, information provided by a financial intermediary or other third party, or otherwise, the Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If the Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and the Fund will not be responsible for any losses you therefore may suffer. In addition, any redemptions or exchanges that you make (as a result of the activity described above or otherwise) will be subject to any and all redemption fees, as described below. For transactions placed directly with the Fund, the Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Fund. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however,

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include multiple investors and such accounts typically provide the Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated are not known by the Fund. While the Fund monitors for market timing activity, the Fund may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the funds. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a financial intermediary is determined by the Fund to be engaged in market timing or other improper trading activity, the Fund's distributor may terminate such financial intermediary's agreement with the distributor, suspend such financial intermediary's trading privileges or take other appropriate actions.

Each of the Fund's High Yield Bond, International Bond, Aurora, Small/Mid-Cap Growth, Small Cap Value Equity, Small Cap Core Equity, Small Cap Growth Equity, Health Sciences Opportunities, Global Science & Technology Opportunities, Global Resources, All-Cap Global Resources, U.S. Opportunities, Global Opportunities and International Opportunities Portfolios will automatically assess and retain a fee of 2% of the current NAV, after excluding the effect of any contingent deferred sales charges, of shares being redeemed or exchanged within 30 days of acquisition (other than those acquired through reinvestment of dividends or other distributions). A new 30-day period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Portfolio A are exchanged for shares of Portfolio B 20 days after the purchase of the Portfolio A shares, followed in 20 days by an exchange of the Portfolio B shares for shares of Portfolio C, will be subject to two redemption fees (one on each exchange).

The redemption fee is for the benefit of the remaining shareholders of a fund and is intended to encourage long-term investment, to compensate for transaction and other expenses caused by early redemptions and exchanges, and to facilitate portfolio management. The "first-in, first-out" method is used to determine the holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. The Fund sells shares to some 401(k) plans, 403(b) plans, bank or trust company accounts, and

112

accounts of certain financial institutions or intermediaries that do not apply the redemption fee to underlying shareholders, often because of administrative or systems limitations. From time to time, with the approval of the Fund, the redemption fee will not be assessed on redemptions or exchanges by: (i) accounts of asset allocation programs or wrap programs whose trading practices are determined by the Fund not to be detrimental to a fund or long-term shareholders (e.g., model driven programs with periodic automatic portfolio rebalancing that prohibit participant-directed trading and other programs with similar characteristics); (ii) accounts of shareholders who have died or become disabled; (iii) shareholders redeeming or exchanging shares through the Fund's Systematic Withdrawal Plan, Systematic Exchange Plan or in connection with required distributions from an IRA, 401(k) plan, 403(b) plan or any other Internal Revenue Code Section 401 qualified employee benefit plan or account, or distribution from a 529 plan; (iv) shareholders executing rollovers of current investments in the Fund through qualified employee benefit plans; and (v) certain other accounts in the absolute discretion of the Fund when the redemption fee is de minimis or a shareholder can demonstrate hardship. The Fund reserves the right to modify or eliminate these waivers at any time.

There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

The Fund may from time to time use other methods that it believes are appropriate to deter market timing or other trading activity that may be detrimental to a fund or long-term shareholders.

The Fund's Rights

The Fund may:

■  Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act,

■  Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act, or as described in the section "Selling Shares" above,

■  Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level, as described below, and

■  Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act.

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IMPORTANT DEFINITIONS

Adviser: The adviser of a mutual fund is responsible for the overall investment management of the fund. The adviser for BlackRock Funds is BlackRock.

Sub-Adviser: The sub-adviser of a fund is responsible for its day-to-day management and will generally make all buy and sell decisions. Sub-advisers also provide research and credit analysis. The sub-adviser for all the funds is BlackRock Financial Management, Inc.

Accounts with Low Balances

The Fund may redeem a shareholder's account in any fund at any time if the net asset value of the account in such fund falls below the required minimum initial investment as the result of a redemption or an exchange request. The shareholder will be notified in writing that the value of the account is less than the required amount and the shareholder will be allowed 60 days to make additional investments before the redemption is processed.

Statements

Every shareholder automatically receives quarterly account statements. In addition, for tax purposes, shareholders also receive a yearly statement describing the characteristics of any dividends or other distributions received.

Management

BlackRock Funds' Adviser is BlackRock Advisors, LLC (BlackRock). BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 100 Bellevue Parkway, Wilmington, DE 19809. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with approximately $1.125 trillion of assets under management as of December 31, 2006. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc. and Merrill Lynch & Co., Inc. BlackRock Financial Management, Inc. (BFM), an affiliate of BlackRock located at 40 E. 52nd Street, New York, NY 10022, acts as sub-adviser to the funds.

For their investment advisory and sub-advisory services, BlackRock and BFM, as applicable, are entitled to fees computed daily on a fund-by-fund basis and payable monthly. For the fiscal year ended September 30, 2006, the aggregate advisory fees paid by the funds to BlackRock as a percentage of average daily net assets were:

Enhanced Income	0.04%
Low Duration Bond	0.26%
Intermediate Bond II	0.31%
Intermediate Bond	0.02%
Total Return II	0.28%
Total Return	0.24%
Government Income	0.28%
Inflation Protected Bond	0.00%
GNMA	0.25%
International Bond	0.54%
High Yield Bond	0.38%
AMT-Free Municipal Bond	0.30%

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The maximum annual advisory fees that can be paid to BlackRock (as a percentage of average daily net assets of each fund) are as follows:

Total Annual Advisory Fee (Before Waivers)

AVG DAILY NET ASSETS	Each Fund Except Enhanced Income, International Bond, Inflation Protected Bond, GNMA INVESTMENT ADVISORY FEE	GNMA and International Bond INVESTMENT ADVISORY FEE	Inflation Protected Bond INVESTMENT ADVISORY FEE
First $1 billion	0.500%	0.550%	0.400%
$1 billion-$2 billion	0.450%	0.500%	0.375%
$2 billion-$3 billion	0.425%	0.475%	0.350%
greater than $3 billion	0.400%	0.450%	0.325%

The maximum annual advisory fees that can be paid to BlackRock for the Enhanced Income Portfolio (as a percentage of average daily net assets) is 0.40%.

A discussion regarding the basis for the Board of Trustees of the Fund approving the Fund's investment advisory contracts is available in the Fund's semi-annual report to shareholders.

Information about the portfolio manager for each of the funds is presented in the appropriate fund section.

As discussed above, BlackRock has agreed contractually to cap net expenses (excluding (i) interest, taxes, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by a fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, a fund's investments; and (iv) other extraordinary expenses not incurred in the ordinary course of a fund's business, if any) of each share class of each fund at the levels shown in each fund's expense table.

To achieve this cap, BlackRock and the Fund have entered into an expense limitation agreement. The agreement sets a limit on certain of the operating expenses of each class of shares and requires BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit.

If within two years following a waiver or reimbursement, the operating expenses of a share class that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that share class, the share class is required to

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repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the fund of which the share class is a part has more than $50 million in assets, (2) BlackRock or an affiliate serves as the fund's investment adviser or administrator and (3) the Board of Trustees of the Fund has approved in advance the payments to BlackRock at the previous quarterly meeting of the Board.

Conflicts of Interest

The investment activities of BlackRock and its affiliates (including, for these purposes, Merrill Lynch & Co., Inc., BlackRock, Inc., The PNC Financial Services Group, Inc. and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively with BlackRock, the Affiliates)) in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock provides investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the funds. BlackRock and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more Affiliates act or may act as an investor, investment banker, research provider, investment manager, financer, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in the global fixed income, currency, commodity, equity and other markets in which the funds directly and indirectly invest. Thus, it is likely that the funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate performs or seeks to perform investment banking or other services. One or more Affiliates may engage in proprietary trading and advise accounts and mutual funds that have investment objectives similar to those of the funds and/or that engage in and compete for transactions in the same types of securities, currencies and instruments as the funds. The trading activities of these Affiliates are carried out without reference to positions held directly or indirectly by the funds and may result in an Affiliate having positions that are adverse to those of the funds. No Affiliate is under any obligation to share any investment opportunity, idea or

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strategy with the funds. As a result, an Affiliate may compete with the funds for appropriate investment opportunities. The results of the funds' investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the funds could sustain losses during periods in which one or more Affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the funds may, from time to time, enter into transactions in which an Affiliate or its other clients have an adverse interest. Furthermore, transactions undertaken by an Affiliate or Affiliate-advised clients may adversely impact the funds. Transactions by one or more Affiliate-advised clients or BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the funds. The funds' activities may be limited because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. In addition, the funds may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. The funds also may invest in securities of companies for which an Affiliate provides or may some day provide research coverage. An Affiliate may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the funds or who engage in transactions with or for the funds. The funds may also make brokerage and other payments to an Affiliate in connection with the funds' portfolio investment transactions.

Under a securities lending program approved by the Fund's Board of Trustees, the Fund has retained an Affiliate of BlackRock to serve as the securities lending agent for the funds to the extent that a fund participates in the securities lending program. For these services, the lending agent may receive a fee from the funds, including a fee based on the returns earned on the funds' investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the funds may lend its portfolio securities under the securities lending program.

The activities of BlackRock or its Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.

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Dividends and Distributions

BlackRock Funds makes two kinds of distributions to shareholders: net investment income and net realized capital gains.

Distributions of net investment income derived by the fund are paid within 10 days after the end of each month. The Fund's Board of Trustees may change the timing of such dividend payments.

Net realized capital gains (including net short-term capital gains), if any, will be distributed by the fund at least annually at a date determined by the Fund's Board of Trustees.

Your distributions will be reinvested at net asset value in new shares of the same class of the fund unless you instruct PFPC Inc. in writing to pay them in cash. There are no sales charges on these reinvestments.

If you invest in a fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as "buying a dividend." Distributions that are declared in December, but paid in January are taxable as if they were paid in December.

Taxation of Distributions

Distributions paid out of a fund's "net capital gain" will be taxed to shareholders as long-term capital gain, regardless of how long a shareholder has owned shares. Distributions of net investment income, other than exempt-interest dividends, and net short-term capital gains will generally be taxed to shareholders as ordinary income. However, individual shareholders who satisfy certain holding period requirements and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to "qualified dividend income" received by the fund. "Qualified dividend income" generally consists of dividends received from U.S. corporations (other than dividends from tax exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations.

The AMT-Free Municipal Bond Portfolio intends to pay most of its dividends as exempt-interest dividends, which means such dividends are exempt from regular Federal income tax. However, the fund may generally invest up to 20% of its assets in non-municipal

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securities, the interest on which will be subject to Federal income tax. In addition, a certain portion of the dividends distributed by the fund may be subject to the Federal Alternative Minimum Tax. The state or municipality where you live may not charge you state and local taxes on dividends paid with respect to interest on obligations of such state or municipality. Otherwise, these dividends will generally be subject to state and local taxes.

Dividends paid with respect to interest on securities issued by the U.S. Government and its agencies may also be exempt from some types of state and local taxes.

Your annual tax statement from the Fund will present in detail the tax status of your distributions for each year.

If more than half of the total asset value of a fund is invested in non-U.S. securities, the fund may elect to "pass through" to its shareholders the amount of non-U.S. income taxes paid by it. In such case, you would be required to include your proportionate share of such taxes in your income and may be entitled to deduct or credit such taxes when computing your taxable income.

If you do not provide a fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

Non-U.S. investors may be subject to U.S. withholding and/or estate tax, and will be subject to special U.S. tax certification requirements. Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax adviser about federal, state and local tax consequences of owning shares of the Fund.

Important Notice Regarding Delivery of Shareholder Documents

The funds deliver only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as "householding" and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely

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unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Electronic Access to Annual Reports, Semi-Annual Reports and Prospectuses

Electronic copies of most financial reports and prospectuses are available on the Fund's website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock

1)  Access the BlackRock website at http://www.blackrock.com/edelivery

2) Log into your account

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, Clients) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or

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others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

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For more information:

This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Fund is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports

These reports contain additional information about each of the funds' investments. The annual report describes the funds' performance, lists portfolio holdings, and discusses recent market conditions, economic trends and fund investment strategies that significantly affected the funds' performance for the last fiscal year.

Statement of Additional Information (SAI)

A Statement of Additional Information, dated January 31, 2007, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the Fund, may be obtained free of charge, along with the Fund's annual and semi-annual reports, by calling (800) 441-7762. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus.

BlackRock Investment Services

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:00 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 441-7762.

Purchases and Redemptions

Call your registered representative or (800) 441-7762.

World Wide Web

Access general fund information and specific fund performance, including SAI and annual/semi-annual reports, free of charge. Request mutual fund prospectuses and literature. Forward mutual fund inquiries. www.blackrock.com/funds

Written Correspondence

BlackRock Funds
c/o PFPC Inc.
PO Box 9819
Providence, RI 02940-8019

Overnight Mail

BlackRock Funds
c/o PFPC Inc.
101 Sabin Street
Pawtucket, RI 02860

Portfolio Characteristics and Holdings

A description of the Fund's policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 882-0052.

Securities and Exchange Commission

You may also view and copy public information about the Fund, including the SAI, by visiting the EDGAR database on the SEC Web site (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC directly at (202) 551-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549.

INVESTMENT COMPANY ACT FILE NO. 811-05742

PRO-BOND-BLK 07

ALTERNATIVES BLACKROCK SOLUTIONS EQUITIES FIXED INCOME LIQUIDITY REAL ESTATE

BlackRock Funds
Bond Portfolios

Service Shares

Prospectus

January 31, 2007

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

Enhanced Income

Low Duration Bond

Intermediate Government Bond

Intermediate Bond II

Intermediate Bond

Total Return II

Total Return

Government Income

Inflation Protected Bond

GNMA

Managed Income

International Bond

High Yield Bond

AMT-Free Municipal Bond

Delaware Municipal Bond

Ohio Municipal Bond

Kentucky Municipal Bond

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of

Contents

How to Find the Information You Need	How to Find the Information You Need	1

	THE BLACKROCK BOND PORTFOLIOS

	Enhanced Income	2

	Low Duration Bond	10

	Intermediate Government Bond	19

	Intermediate Bond II	27

	Intermediate Bond	36

	Total Return II	45

	Total Return	53

	Government Income	62

	Inflation Protected Bond	70

	GNMA	80

	Managed Income	87

	International Bond	95

	High Yield Bond	103

	AMT-Free Municipal Bond	112

	Delaware Municipal Bond	121

	Ohio Municipal Bond	130

	Kentucky Municipal Bond	139

About Your Investment	How to Buy/Sell Shares	148

	Dividends/Distributions/Taxes	162

How to Find the

Information You Need

About BlackRock Funds

This is the BlackRock Bond Portfolios Prospectus. It has been written to provide you with the information you need to make an informed decision about whether to invest in BlackRock Funds (the Fund). The Fund's investment adviser is BlackRock Advisors, LLC (BlackRock).

This Prospectus contains information on 17 of the BlackRock Bond funds. The Prospectus has been organized so that each fund has its own short section. Simply turn to the section for any particular fund to read about important fund facts. Also included are sections that tell you about buying and selling shares, certain fees and expenses, shareholder features of the funds and your rights as a shareholder. These sections apply to all the funds.

Effective October 2, 2006, the names of certain funds were changed as follows:

Previous Name	New Name
Intermediate Bond Portfolio	Intermediate Bond Portfolio II

Intermediate PLUS Bond Portfolio	Intermediate Bond Portfolio

Core Bond Total Return Portfolio	Total Return Portfolio II

Core PLUS Total Return Portfolio	Total Return Portfolio

Tax-Free Income Portfolio	AMT-Free Municipal Bond Portfolio

Delaware Tax-Free Income Portfolio	Delaware Municipal Bond Portfolio

Ohio Tax-Free Income Portfolio	Ohio Municipal Bond Portfolio

Kentucky Tax-Free Income Portfolio	Kentucky Municipal Bond Portfolio

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BlackRock

Enhanced Income Portfolio

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Citigroup 1-Year Treasury Index: An unmanaged index that measures total return for the one-year on-the-run coupon Treasury security. The index consists of existing U.S. Treasury bonds with approximately one year to maturity with each issue having at least $1 billion public amount outstanding.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.

Commercial Paper: Short-term securities with maturities of 1 to 270 days which are issued by banks, corporations and others.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Investment Goal

The fund seeks to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in bonds diversified among several categories. The fund's dollar-weighted effective duration will be between 0 and 18 months during normal market conditions.

The management team evaluates sectors of the bond market and individual securities within these sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities, corporate bonds and non-U.S. Government securities. The fund may also invest in money market instruments, such as U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets of more than $1 billion (including obligations of foreign branches of such banks) and high quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard and Poor's, Prime-2 or higher by Moody's or F-2 or higher by Fitch. The fund may invest in unrated notes, paper and other instruments that are determined by the fund management team to be of comparable quality to the instruments described above. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return.

The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or, if unrated, determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. The fund may also invest up to 25% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The fund's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

If a security's rating falls below investment grade, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

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The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. From time to time, the fund will use derivatives for leverage purposes, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates.

IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

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Investment grade ratings do not guarantee that bonds will not lose value.

The fund may invest up to 25% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

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Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the

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management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Service Shares. The information shows you how the fund's performance will vary and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Citigroup 1-Year Treasury Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

Enhanced Income

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As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	Since Inception	Inception Date[1]
Enhanced Income
Return Before Taxes	4.24%	2.60%	03/04/04
Return After Taxes on Distributions	2.77%	1.30%
Return After Taxes on Distributions and Sale of Shares	2.73%	1.46%
Citigroup 1-Yr. Treasury (Reflects no deduction for fees, expenses or taxes)	4.24%	2.47%	N/A

  *  The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		.41%
Other expenses		.98%
Service fees	.25%
Other	.73%
Acquired fund fees and expenses		.01%
Total annual fund operating expenses		1.40%
Fee waivers and expense reimbursements[1]		.64%
Net expenses[1]		.76%

  1  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Service class expenses to 0.75% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

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at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$78	$380	$705	$1,624

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Scott Amero, Managing Director of BFM since 1990, Keith Anderson, Managing Director of BFM since 1988 and Vice Chairman since 2006, and Todd Kopstein, Managing Director of BFM since 2003.

Mr. Amero is co-head of BlackRock's fixed income portfolio management team, a member of the Management Committee and co-chair of the Fixed Income Investment Strategy Group. Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. He is also the head of global fixed income research.

Mr. Anderson is responsible for global fixed income strategy, asset allocation and the overall management of client portfolios. In this capacity, he coordinates BlackRock's team of portfolio managers and credit analysts who specialize in the government, agency, corporate and mortgage sectors and sub-sectors, worldwide. He is the Global Chief Investment Officer for Fixed Income, a member of BlackRock's Management and Executive Committees and Chairman of the Investment Strategy Group.

With BlackRock since 1994, Mr. Kopstein is a member of the Investment Strategy Group and his primary responsibility is managing total return portfolios, with a sector emphasis on short duration securities.

Mr. Anderson, Mr. Amero and Mr. Kopstein have been portfolio co-managers of the fund since inception.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP. Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

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FINANCIAL HIGHLIGHTS

(For a Service Share Outstanding Throughout Each Period)

Enhanced Income Portfolio

	Year Ended 9/30/06	Year Ended 9/30/05	For the Period 3/19/04[1] through 9/30/04
Net asset value at beginning of period	$9.70	$9.86		$10.00
Income from investment operations
Net investment income	0.37 [2]	0.27 [2]		0.14 [2]
Net loss on investments (both realized and unrealized)	– –	(0.11)		(0.08)
Total from investment operations	0.37	0.16		0.06
Less distributions
Distributions from net investment income	(0.37)	(0.32)		(0.20)
Total distributions	(0.37)	(0.32)		(0.20)
Net asset value at end of period	$9.70	$9.70		$9.86
Total return	3.94%	1.66%		0.61%[3]
Ratios/Supplemental data
Net assets at end of period (in thousands)	$21	$49	$	– – [4]
Ratios of expenses to average net assets
Net expenses	0.74%	0.74%		0.71%[5]
Net expenses (excluding interest expense)	0.74%	0.71%		0.71%[5]
Total expenses	1.29%	1.09%		1.51%[5]
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	3.80%	2.77%		1.46%[5]
Before advisory/administration and other fee waivers	3.25%	2.42%		0.66%[5]
Portfolio turnover rate	108%	147%		208%

1  Commencement of operations of share class.

2  Calculated using the average shares outstanding method.

3  Not Annualized.

4  Net Assets end of period are less than $500.

5  Annualized.

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BlackRock

Low Duration Bond Portfolio

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Investment Goal

The fund seeks to realize a rate of return that exceeds the total return of the Merrill Lynch 1-3 Year Treasury Index (the benchmark).

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in investment grade bonds and maintains an average portfolio duration that is within ±20% of the duration of the benchmark.

The management team evaluates sectors of the bond market and individual securities within these sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the benchmark.

The fund may also invest up to 5% of its assets in non-investment grade bonds (high yield or junk bonds) or convertible securities with a minimum rating of B and up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Split rated bonds will be considered to have the higher credit rating. The fund's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

If a security's rating falls below B, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically

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uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. From time to time, the fund will use derivatives for leverage purposes, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk. Certain commercial mortgage-backed

IMPORTANT DEFINITIONS

High Yield Bonds: Sometimes referred to as "junk bonds", these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Merrill Lynch 1-3 Year Treasury Index: An unmanaged index comprised of Treasury securities with maturities from 1 to 2.99 years.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

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securities are issued in several classes with different levels of yield and credit protection. The fund's investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest, credit and prepayment risks.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those

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mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

The fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

The fund may invest in non-investment grade or "high yield" fixed income or convertible securities commonly known to investors as "junk bonds." The fund may not invest more than 5% of its assets in high yield securities and all such securities must be rated B or higher at the time of purchase by at least one major rating agency. A B rating generally indicates that while the issuer can currently make its interest and principal payments, it probably will not be able to do so in times of financial difficulty. Non-investment grade securities carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time.

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The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market values may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder. During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also impact the market for lower-rated securities and the fund. Also, the market for high yield securities is not as liquid as the market for higher rated securities. This means that it may be harder to buy and sell high yield securities, especially on short notice, and high yield securities may be more difficult for the fund to value accurately than higher rated securities. The market for high yield securities could also be impacted by legal or tax changes.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Merrill Lynch 1-3 Year Treasury Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

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As of 12/31

ANNUAL TOTAL RETURNS*

Low Duration Bond

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
Low Duration
Return Before Taxes	3.66%	2.60%	4.41%	07/17/92
Return After Taxes on Distributions	2.33%	1.49%	2.70%
Return After Taxes on Distributions and Sale of Shares	2.36%	1.56%	2.71%
ML 1-3 Yr. Treasury (Reflects no deduction for fees, expenses or taxes)	3.96%	2.82%	4.69%	N/A

  *  The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

15

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		.49%
Interest expense		.01%
Other expenses		.51%
Service fees	.25%
Other	.26%
Acquired fund fees and expenses[1]		– –%
Total annual fund operating expenses		1.01%
Fee waivers and expense reimbursements[2]		.15%
Net expenses[2]		.86%

  1  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Service class expenses to 0.85% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. Including voluntary waivers, the net expenses for the Service class of the fund are estimated to be 0.81% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses). These voluntary waivers may be terminated at any time. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$88	$307	$543	$1,223

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Scott Amero, Managing Director of BFM since 1990, Keith Anderson, Managing Director of BFM since 1988 and Vice Chairman since 2006, and Todd Kopstein, Managing Director of BFM since 2003.

Mr. Amero is co-head of BlackRock's fixed income portfolio management team, a member of the Management Committee and co-chair of the Fixed Income Investment Strategy Group. Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. He is also the head of global fixed income research.

Mr. Anderson is responsible for global fixed income strategy, asset allocation and the overall management of client portfolios. In this capacity, he coordinates BlackRock's team of portfolio managers and credit analysts who specialize in the government, agency,

16

corporate and mortgage sectors and sub-sectors, worldwide. He is the Global Chief Investment Officer for Fixed Income, a member of BlackRock's Management and Executive Committees and Chairman of the Investment Strategy Group.

With BlackRock since 1994, Mr. Kopstein is a member of the Investment Strategy Group and his primary responsibility is managing total return portfolios, with a sector emphasis on short duration securities.

Mr. Amero and Mr. Anderson have been members of the team managing the fund since 1992 and Mr. Kopstein since 1998. Mr. Amero has been a portfolio co-manager of the fund since inception, Mr. Anderson since 1999 and Mr. Kopstein since January 2003.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

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FINANCIAL HIGHLIGHTS

(For a Service Share Outstanding Throughout Each Period)

Low Duration Bond Portfolio

	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$9.93	$10.09	$10.23	$10.25	$10.21
Income from investment operations
Net investment income	0.35 [2]	0.28 [2]	0.19 [2]	0.24	0.38
Net gain (loss) on investments (both realized and unrealized)	(0.04)	(0.16)	(0.12)	0.02	0.12
Total from investment operations	0.31	0.12	0.07	0.26	0.50
Less distributions
Distributions from net investment income	(0.37)	(0.28)	(0.17)	(0.27)	(0.41)
Distributions from net realized gains	– –	– –	(0.04)	(0.01)	(0.05)
Total distributions	(0.37)	(0.28)	(0.21)	(0.28)	(0.46)
Redemption fees added to paid-in capital	– –	– – [3]	– –	– –	– –
Net asset value at end of period	$9.87	$9.93	$10.09	$10.23	$10.25
Total return	3.19%	1.17%[4]	0.73%	2.52%	5.01%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$246,965	$377,470	$345,733	$248,426	$120,857
Ratios of expenses to average net assets
Net expenses	0.82%	0.81%	0.84%	0.85%	0.85%
Net expenses (excluding interest expense)	0.81%	0.81%	0.84%	0.85%	0.85%
Total expenses	1.04%	1.05%	1.07%	1.10%	1.11%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	3.59%	2.82%	1.83%	1.94%	3.40%
Before advisory/administration and other fee waivers	3.37%	2.58%	1.60%	1.69%	3.15%
Portfolio turnover rate	72%	127%	216%	195%	195%

1  Audited by other auditors.

2  Calculated using the average shares outstanding method.

3  Redemption fees added to paid-in capital are less than $0.005 per share.

4  Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return

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BlackRock

Intermediate Government Bond Portfolio

Investment Goal

The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in the highest rated government and agency bonds and maintains an average portfolio duration that is within ±20% of the duration of the Lehman Brothers Intermediate Government Index (the benchmark). The fund normally invests at least 80% of its assets in bonds that are issued or guaranteed by the U.S. Government and its agencies.

Securities purchased by the fund generally are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. In addition, the fund's dollar-weighted average maturity will be between 3 and 10 years.

The management team evaluates sectors of the bond market and individual securities within those sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the benchmark.

The fund invests primarily in dollar-denominated bonds, but may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The fund's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

If a security falls below the highest rating category, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

19

IMPORTANT DEFINITIONS

Dollar-Weighted Average Maturity: The average maturity of the fund is the average amount of time until the organizations that issued the debt securities in the fund's portfolio must pay off the principal amount of the debt. "Dollar-weighted" means the larger the dollar value of debt security in the fund, the more weight it gets in calculating this average.

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Lehman Brothers Intermediate Government Index: An unmanaged index comprised of U.S. Government Securities issues from the more comprehensive Lehman Brothers U.S. Aggregate Index. This index concentrates on intermediate maturity bonds and thus excludes all maturities from the broader index that are 10 years or greater.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. From time to time, the fund will use derivatives for leverage purposes, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

A main risk of investing in the fund is interest rate risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below recent historical average rates. This decline may have increased the risk that these rates will rise in the future.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time,

20

which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (GNMA) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA securities also are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC) are solely the obligations of FNMA or FHLMC, as the case may be, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting non-U.S. investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

21

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the

22

securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers Intermediate Government Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

Intermediate Government Bond

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
Intermediate Govt. Bond
Return Before Taxes	3.80%	3.51%	5.07%	04/20/92
Return After Taxes on Distributions	2.46%	2.13%	3.20%
Return After Taxes on Distributions and Sale of Shares	2.45%	2.18%	3.18%
LB Intermediate Govt. (Reflects no deduction for fees, expenses or taxes)	3.85%	3.92%	5.48%	N/A

  *  The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions.

    Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

23

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		.50%
Interest expense[1]		– –%
Other expenses		.56%
Service fees	.25%
Other	.31%
Acquired fund fees and expenses[2]		– –%
Total annual fund operating expenses		1.06%
Fee waivers and expense reimbursements[3]		.16%
Net expenses[3]		.90%

  1  The fund periodically engages in certain investment transactions which generate interest expense. For the year ended September 30, 2006 the interest expense on the fund for such transactions was less than 0.01%.

  2  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  3  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Service class expenses to 0.90% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$92	$321	$569	$1,280

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Keith Anderson, Managing Director of BFM since 1988 and Vice Chairman since 2006, Scott Amero, Managing Director of BFM since 1990, Matthew Marra, Managing Director of BlackRock since 2006, and Andrew J. Phillips, Managing Director of BFM since 1999.

24

Mr. Anderson is responsible for global fixed income strategy, asset allocation and the overall management of client portfolios. In this capacity, he coordinates BlackRock's team of portfolio managers and credit analysts who specialize in the government, agency, corporate and mortgage sectors and sub-sectors, worldwide. He is the Global Chief Investment Officer for Fixed Income, a member of BlackRock's Management and Executive Committees and Chairman of the Investment Strategy Group.

Mr. Amero is co-head of BlackRock's fixed income portfolio management team, a member of the Management Committee and co-chair of the Fixed Income Investment Strategy Group. Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. He is also the head of global fixed income research.

With BlackRock since 1995, Mr. Marra is a member of the Investment Strategy Group and his primary responsibility is the consistent implementation of investment strategies across all total return accounts with an emphasis on interest rate products. Mr. Marra has been a member of BlackRock's fixed income team since 1997.

Mr. Phillips is a member of the Investment Strategy Group and his primary responsibility is the consistent implementation of investment strategies across all total return accounts, with a sector emphasis on mortgage securities. Mr. Phillips has been a member of BlackRock's fixed income team since 1991.

Mr. Amero and Mr. Anderson have been members of the team managing the fund since 1995 and Mr. Marra and Mr. Phillips since 2006. Mr. Amero has been a portfolio co-manager of the fund since 1995, Mr. Anderson since 1999 and Mr. Marra and Mr. Phillips since 2006.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

25

FINANCIAL HIGHLIGHTS

(For a Service Share Outstanding Throughout Each Period)

Intermediate Government Bond Portfolio

	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$10.19	$10.44	$10.62	$10.81	$10.55
Income from investment operations
Net investment income	0.39 [2]	0.36 [2]	0.35 [2]	0.45	0.52
Net gain (loss) on investments (both realized and unrealized)	(0.07)	(0.25)	(0.17)	(0.16)	0.25
Total from investment operations	0.32	0.11	0.18	0.29	0.77
Less distributions
Distributions from net investment income	(0.37)	(0.24)	(0.36)	(0.48)	(0.51)
Distributions from capital	– –	(0.07)	– –	– –	– –
Distributions from net realized gains	– –	(0.05)	– –	– –	– –
Total distributions	(0.37)	(0.36)	(0.36)	(0.48)	(0.51)
Net asset value at end of period	$10.14	$10.19	$10.44	$10.62	$10.81
Total return	3.18%	1.08%	1.71%	2.79%	7.56%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$831	$842	$1,235	$1,447	$2,007
Ratios of expenses to average net assets
Net expenses	0.90%	0.90%	0.86%	0.90%	0.91%
Net expenses (excluding interest expense)	0.90%	0.90%	0.86%	0.90%	0.90%
Total expenses	1.10%	1.14%	1.08%	1.15%	1.12%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	3.86%	3.48%	3.38%	4.22%	5.34%
Before advisory/administration and other fee waivers	3.66%	3.24%	3.16%	3.97%	5.12%
Portfolio turnover rate	92%	194%	200%	143%	183%

1  Audited by other auditors.

2  Calculated using the average shares outstanding method.

26

BlackRock

Intermediate Bond Portfolio II

Effective October 2, 2006, the Intermediate Bond Portfolio was re-named the Intermediate Bond Portfolio II.

Investment Goal

The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in bonds and maintains an average portfolio duration that is within ±20% of the duration of the Lehman Brothers Intermediate Government/ Credit Index (the benchmark). The fund normally invests at least 80% of its assets in bonds. The fund only buys securities that are rated investment grade at the time of purchase by at least one major rating agency or determined by the fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. In addition, the fund's dollar-weighted average maturity will be between 3 and 10 years.

The management team evaluates sectors of the bond market and individual securities within those sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the benchmark.

The fund invests primarily in dollar-denominated investment grade bonds, but may invest up to 10% of its assets in non-dollar denominated bonds and bonds of emerging market issuers. The fund's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

If a security falls below investment grade, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

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IMPORTANT DEFINITIONS

Dollar-Weighted Average Maturity: The average maturity of the fund is the average amount of time until the organizations that issued the debt securities in the fund's portfolio must pay off the principal amount of the debt. "Dollar-weighted" means the larger the dollar value of debt security in the fund, the more weight it gets in calculating this average.

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Lehman Brothers Intermediate Government/Credit Index: An unmanaged index comprised of U.S. Government securities or an investment grade credit securities from the more comprehensive Lehman Brothers U.S. Aggregate Index. This index concentrates on intermediate maturity bonds and thus excludes all maturities from the broader index that are 10 years or greater.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and

28

CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting non-U.S. investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past, and may do so again in the future, as a result of economic and political turmoil in many of these countries.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S.

29

Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may

30

cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers Intermediate Government/Credit Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

Intermediate Bond II

31

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
Intermediate Bond II
Return Before Taxes	3.83%	4.28%	5.48%	09/17/93
Return After Taxes on Distributions	2.39%	2.65%	3.36%
Return After Taxes on Distributions and Sale of Shares	2.47%	2.73%	3.39%
LB Intermediate Govt./Cred. (Reflects no deduction for fees, expenses or taxes)	4.08%	4.53%	5.81%	N/A

  *  The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions.

    Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		.50%
Other expenses		.61%
Service fees	.25%
Other	.36%
Acquired fund fees and expenses[1]		– –%
Total annual fund operating expenses		1.11%
Fee waivers and expense reimbursements[2]		.21%
Net expenses[2]		.90%

  1  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Service class expenses to 0.90% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

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Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$92	$332	$591	$1,333

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Keith Anderson, Managing Director of BFM since 1988 and Vice Chairman since 2006, Scott Amero, Managing Director of BFM since 1990, Matthew Marra, Managing Director of BlackRock since 2006, and Andrew J. Phillips, Managing Director of BFM since 1999.

Mr. Anderson is responsible for global fixed income strategy, asset allocation and the overall management of client portfolios. In this capacity, he coordinates BlackRock's team of portfolio managers and credit analysts who specialize in the government, agency, corporate and mortgage sectors and sub-sectors, worldwide. He is the Global Chief Investment Officer for Fixed Income, a member of BlackRock's Management and Executive Committees and Chairman of the Investment Strategy Group.

Mr. Amero is co-head of BlackRock's fixed income portfolio management team, a member of the Management Committee and co-chair of the Fixed Income Investment Strategy Group. Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. He is also the head of global fixed income research.

With BlackRock since 1995, Mr. Marra is a member of the Investment Strategy Group and his primary responsibility is the consistent implementation of investment strategies across all total return accounts with an emphasis on interest rate products. Mr. Marra has been a member of BlackRock's fixed income team since 1997.

Mr. Phillips is a member of the Investment Strategy Group and his primary responsibility is the consistent implementation of investment strategies across all total return accounts, with a sector emphasis on mortgage securities. Mr. Phillips has been a member of BlackRock's fixed income team since 1991.

Mr. Amero and Mr. Anderson have been members of the team managing the fund since 1995 and Mr. Marra and Mr. Phillips

33

since 2006. Mr. Amero has been a portfolio co-manager of the fund since 1995, Mr. Anderson since 1999 and Mr. Marra and Mr. Phillips since 2006.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

34

FINANCIAL HIGHLIGHTS

(For a Service Share Outstanding Throughout Each Period)

Intermediate Bond Portfolio II

	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$9.33	$9.57	$9.89	$9.81	$9.71
Income from investment operations
Net investment income	0.35 [2]	0.31 [2]	0.31 [2]	0.44	0.52
Net gain (loss) on investments (both realized and unrealized)	(0.08)	(0.19)	(0.10)	0.14	0.18
Total from investment operations	0.27	0.12	0.21	0.58	0.70
Less distributions
Distributions from net investment income	(0.36)	(0.28)	(0.31)	(0.48)	(0.50)
Distributions from net realized gains	– –	(0.08)	(0.22)	(0.02)	(0.10)
Total distributions	(0.36)	(0.36)	(0.53)	(0.50)	(0.60)
Redemption fees added to paid-in capital	– – [3]	– –	– –	– –	– –
Net asset value at end of period	$9.24	$9.33	$9.57	$9.89	$9.81
Total return	2.98%[4]	1.30%	2.26%	6.08%	7.50%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$184,276	$94,557	$84,013	$56,632	$35,198
Ratios of expenses to average net assets
Net expenses	0.88%	0.86%	0.89%	0.89%	0.94%
Net expenses (excluding interest expense)	0.88%	0.86%	0.89%	0.89%	0.90%
Total expenses	1.11%	1.08%	1.10%	1.11%	1.15%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	3.80%	3.34%	3.23%	4.44%	5.36%
Before advisory/administration and other fee waivers	3.57%	3.12%	3.02%	4.22%	5.15%
Portfolio turnover rate	113%	194%	216%	220%	239%

1  Audited by other auditors.

2  Calculated using the average shares outstanding method.

3  Redemption fees added to paid-in capital are less than $0.005 per share.

4  Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

35

BlackRock

Intermediate Bond Portfolio

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Dollar-Weighted Average Maturity: The average maturity of the fund is the average amount of time until the organizations that issued the debt securities in the fund's portfolio must pay off the principal amount of the debt. "Dollar-weighted" means the larger the dollar value of debt security in the fund, the more weight it gets in calculating this average.

Effective October 2, 2006, the Intermediate PLUS Bond Portfolio was re-named the Intermediate Bond Portfolio.

Investment Goal

The fund seeks to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in bonds and maintains an average portfolio duration that is within ±20% of the duration of the Lehman Brothers Intermediate Aggregate Index (the benchmark). The fund normally invests at least 80% of its assets in bonds. The fund's dollar-weighted average maturity will be between 3 and 10 years.

The management team evaluates sectors of the bond market and individual securities within these sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team believes that they have the potential for above-average total return. The fund measures its performance against the benchmark.

The fund invests primarily in dollar-denominated investment grade bonds, but may invest up to 20% of its assets in any combination of non-investment grade bonds (high yield or junk bonds), non-dollar denominated bonds and bonds of emerging market issuers. The fund's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

Non-investment grade bonds acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor's or Ba or lower by Moody's) or will be determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of

36

currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell instruments of those types at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

The fund makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally

IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

High Yield Bonds: Sometimes referred to as "junk bonds", these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Lehman Brothers Intermediate Aggregate Index: An unmanaged index comprised of U.S. investment grade fixed income securities including government and corporate securities, mortgage pass-through securities, and asset-backed securities from the more comprehensive Lehman Brothers U.S. Aggregate Index. The index concentrates on intermediate maturity bonds and thus excludes all maturities from the broader index below one year and above 9.9 years.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

37

be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. The fund's investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

The fund may invest up to 20% of its assets in any combination of non-investment grade bonds (high yield or junk bonds), non-dollar denominated bonds and bonds of emerging market issuers. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past,

38

and may do so again in the future, as a result of economic and political turmoil in many of these countries.

Non-investment grade securities carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also impact the market for lower-rated securities and the fund.

The market for high yield bonds is not as liquid as the markets for higher rated securities. This means that it may be harder to buy and sell high yield bonds, especially on short notice, and high yield bonds may be more difficult for the fund to value accurately than higher rated securities. The market for high yield bonds could also be impacted by legal or tax changes.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price

39

within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss.

40

Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Service Shares. The information shows you how the fund's performance will vary and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers Intermediate Aggregate Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

Intermediate Bond

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	Since Inception	Inception Date[1]
Intermediate Bond
Return Before Taxes	3.52%	2.40%	08/18/04
Return After Taxes on Distributions	2.10%	1.75%
Return After Taxes on Distributions and Sale of Shares	2.27%	1.67%
Lehman Brothers Intermediate Agg. (Reflects no deduction for fees, expenses or taxes)	4.58%	3.38%	N/A

  *  The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the

41

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		.50%
Other expenses		.97%
Service fees	.25%
Other	.72%
Acquired fund fees and expenses[1]		– –%
Total annual fund operating expenses		1.47%
Fee waivers and expense reimbursements[2]		.62%
Net expenses[2]		.85%

  1  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Service class expenses to 0.85% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$87	$404	$744	$1,704

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Keith Anderson, Managing Director of BFM since 1988 and Vice Chairman since 2006, Scott Amero, Managing Director of BFM since 1990, Matthew Marra, Managing Director of BlackRock since 2006, and Andrew J. Phillips, Managing Director of BFM since 1999.

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Mr. Anderson is responsible for global fixed income strategy, asset allocation and the overall management of client portfolios. In this capacity, he coordinates BlackRock's team of portfolio managers and credit analysts who specialize in the government, agency, corporate and mortgage sectors and sub-sectors, worldwide. He is the Global Chief Investment Officer for Fixed Income, a member of BlackRock's Management and Executive Committees and Chairman of the Investment Strategy Group.

Mr. Amero is co-head of BlackRock's fixed income portfolio management team, a member of the Management Committee and co-chair of the Fixed Income Investment Strategy Group. Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. He is also the head of global fixed income research.

With BlackRock since 1995, Mr. Marra is a member of the Investment Strategy Group and his primary responsibility is the consistent implementation of investment strategies across all total return accounts with an emphasis on interest rate products. Mr. Marra has been a member of BlackRock's fixed income team since 1997.

Mr. Phillips is a member of the Investment Strategy Group and his primary responsibility is the consistent implementation of investment strategies across all total return accounts, with a sector emphasis on mortgage securities. Mr. Phillips has been a member of BlackRock's fixed income team since 1991.

Mr. Anderson and Mr. Amero have been portfolio co-managers of the fund since inception and Mr. Marra and Mr. Phillips since 2006.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP. Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

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FINANCIAL HIGHLIGHTS

(For a Service Share Outstanding Throughout Each Period)

Intermediate Bond Portfolio

	Year Ended 9/30/06		Year Ended 9/30/05		For the Period 8/18/04[1] through 9/30/04
Net asset value at beginning of period		$10.19		$10.04		$10.00
Income from investment operations
Net investment income		0.41 [2]		0.33 [2]		0.01 [2]
Net gain (loss) on investments (both realized and unrealized)		(0.10)		(0.17)		0.03
Total from investment operations		0.31		0.16		0.04
Less distributions
Distribution from investment income		(0.33)		– –		– –
Distributions from net realized gains		– –		(0.01)		– –
Total distributions		(0.33)		(0.01)		– –
Net asset value at end of period		$10.17		$10.19		$10.04
Total return		3.10%		1.58%		0.40%[3]
Ratios/Supplemental data
Net assets at end of period (in thousands)	$	– – [4]	$	– – [4]	$	– – [4]
Ratios of expenses to average net assets
Net expenses		0.84%		0.80%		0.81%[5]
Net expenses (excluding interest expense)		0.84%		0.80%		0.81%[5]
Total expenses		57.31%		1.42%		3.77%[5]
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers		3.96%		3.37%		3.50%[5]
Before advisory/administration and other fee waivers		(52.51)%		2.75%		0.54%[5]
Portfolio turnover rate		142%		217%		114%

1  Commencement of operations of share class.

2  Calculated using the average shares outstanding method.

3  Not Annualized.

4  Net Assets end of period are less than $500.

5  Annualized.

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BlackRock

Total Return Portfolio II

Effective October 2, 2006, the Core Bond Total Return Portfolio was re-named the Total Return Portfolio II.

Investment Goal

The fund seeks to realize a total return that exceeds that of the Lehman Brothers U.S. Aggregate Index (the benchmark).

Primary Investment Strategies

In pursuit of this goal, the fund normally invests at least 80% of its assets in bonds and maintains an average portfolio duration that is within ±20% of the duration of the benchmark.

The management team evaluates sectors of the bond market and individual securities within these sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the benchmark.

The fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The fund's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

The fund only buys securities that are rated investment grade at the time of purchase by at least one major rating agency or determined by the fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

If a security falls below investment grade, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

45

IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Lehman Brothers U.S. Aggregate Index: An unmanaged index comprised of more than 5,000 taxable bonds. This is an index of investment grade bonds; all securities included must be rated investment grade by Moody's, Standard & Poor's or Fitch.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of

46

the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate

47

gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

The fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting investments, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

48

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers U.S. Aggregate Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

Total Return II

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
Total Return II
Return Before Taxes	3.99%	4.69%	5.83%	12/09/92
Return After Taxes on Distributions	2.50%	2.91%	3.54%
Return After Taxes on Distributions and Sale of Shares	2.57%	2.97%	3.57%
Lehman Brothers U.S. Aggregate (Reflects no deduction for fees, expenses or taxes)	4.33%	3.57%	6.24%	N/A

  *  The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions.

    Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on

49

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		.46%
Other expenses		.43%
Service fees	.25%
Other	.18%
Acquired fund fees and expenses[1]		– –%
Total annual fund operating expenses		.89%
Fee waivers and expense reimbursements[2]		.04%
Net expenses[2]		.85%

  1  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Service class expenses to 0.85% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. Including voluntary waivers, the net expenses for the Service class of the fund are estimated to be 0.73% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses). These voluntary waivers may be terminated at any time. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$87	$280	$489	$1,092

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Keith Anderson, Managing Director of BFM since 1988 and Vice Chairman since 2006, Scott Amero, Managing Director of BFM since 1990, Matthew Marra, Managing Director of BlackRock since 2006, and Andrew J. Phillips, Managing Director of BFM since 1999.

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Mr. Anderson is responsible for global fixed income strategy, asset allocation and the overall management of client portfolios. In this capacity, he coordinates BlackRock's team of portfolio managers and credit analysts who specialize in the government, agency, corporate and mortgage sectors and sub-sectors, worldwide. He is the Global Chief Investment Officer for Fixed Income, a member of BlackRock's Management and Executive Committees and Chairman of the Investment Strategy Group.

Mr. Amero is co-head of BlackRock's fixed income portfolio management team, a member of the Management Committee and co-chair of the Fixed Income Investment Strategy Group. Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. He is also the head of global fixed income research.

With BlackRock since 1995, Mr. Marra is a member of the Investment Strategy Group and his primary responsibility is the consistent implementation of investment strategies across all total return accounts with an emphasis on interest rate products. Mr. Marra has been a member of BlackRock's fixed income team since 1997.

Mr. Phillips is a member of the Investment Strategy Group and his primary responsibility is the consistent implementation of investment strategies across all total return accounts, with a sector emphasis on mortgage securities. Mr. Phillips has been a member of BlackRock's fixed income team since 1991.

Mr. Anderson and Mr. Amero have been members of the team managing the fund since 1992 and Mr. Marra and Mr. Phillips since 2006. Mr. Anderson has been a portfolio co-manager of the fund since 1997, Mr. Amero since 1999 and Mr. Marra and Mr. Phillips since 2006.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

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FINANCIAL HIGHLIGHTS

(For a Service Share Outstanding Throughout Each Period)

Total Return Portfolio II

	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$9.62	$9.74	$10.01	$9.99	$9.98
Income from investment operations
Net investment income	0.39 [2]	0.36 [2]	0.36 [2]	0.42	0.52
Net gain (loss) on investments (both realized and unrealized)	(0.07)	(0.11)	(0.04)	0.16	0.15
Total from investment operations	0.32	0.25	0.32	0.58	0.67
Less distributions
Distributions from net investment income	(0.40)	(0.35)	(0.34)	(0.51)	(0.54)
Distributions from net realized gains	(0.05)	(0.02)	(0.25)	(0.05)	(0.12)
Total distributions	(0.45)	(0.37)	(0.59)	(0.56)	(0.66)
Net asset value at end of period	$9.49	$9.62	$9.74	$10.01	$9.99
Total return	3.38%	2.54%	3.38%	5.98%	6.94%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$127,902	$158,200	$152,085	$139,499	$115,774
Ratios of expenses to average net assets
Net expenses	0.76%	0.81%	0.84%	0.85%	0.91%
Net expenses (excluding interest expense)	0.76%	0.81%	0.84%	0.85%	0.85%
Total expenses	0.95%	1.03%	1.05%	1.08%	1.13%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	4.16%	3.73%	3.69%	4.09%	5.07%
Before advisory/administration and other fee waivers	3.97%	3.51%	3.48%	3.86%	4.85%
Portfolio turnover rate	197%	351%	360%	659%[3]	359%

1  Audited by other auditors.

2  Calculated using the average shares outstanding method.

3  Includes dollar roll transactions, excluding these transactions portfolio turnover would have been 257%.

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BlackRock

Total Return Portfolio

Effective October 2, 2006, the Core PLUS Total Return Portfolio was re-named the Total Return Portfolio.

Investment Goal

The fund seeks to realize a total return that exceeds that of the Lehman Brothers U.S. Aggregate Index (the benchmark).

Primary Investment Strategies

In pursuit of this goal, the fund normally invests at least 80% of its assets in bonds and maintains an average portfolio duration that is within ± 20% of the duration of the benchmark.

The management team evaluates sectors of the bond market and individual securities within these sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team believes that they have the potential for above-average total return. The fund measures its performance against the benchmark.

The fund invests primarily in dollar-denominated investment grade bonds, but may invest up to 20% of its assets in any combination of non-investment grade bonds (high yield or junk bonds), non-dollar denominated bonds and bonds of emerging market issuers. The fund's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

Non-investment grade bonds acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor's or Ba or lower by Moody's) or will be determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell instruments of those types at a

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgaged-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

53

IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

High Yield Bonds: Sometimes referred to as "junk bonds", these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Lehman Brothers U.S. Aggregate Index: An unmanaged index comprised of more than 5,000 taxable bonds. This is an index of investment grade bonds. All securities included must be rated investment grade by Moody's, Standard & Poor's or Fitch.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the

54

duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. The fund's investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit, and prepayment risks.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

The fund may invest up to 20% of its assets in any combination of non-investment grade bonds (high yield or junk bonds), non-dollar denominated bonds and bonds of emerging market issuers. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting non-U.S. investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past, and may do so again in the future, as a result of economic and political turmoil in many of these countries.

Non-investment grade securities carry greater risks than securities which have higher credit ratings, including a high risk of default.

55

The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also impact the market for lower-rated securities and the fund.

The market for high yield bonds is not as liquid as the markets for higher rated securities. This means that it may be harder to buy and sell high yield bonds, especially on short notice, and high yield bonds may be more difficult for the fund to value accurately than higher rated securities. The market for high yield bonds could also be impacted by legal or tax changes.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the

56

transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

57

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers U.S. Aggregate Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

Total Return

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	Since Inception	Inception Date[1]
Total Return
Return Before Taxes	3.86%	4.70%	4.84%	12/07/01
Return After Taxes on Distributions	2.39%	3.11%	3.25%
Return After Taxes on Distributions and Sale of Shares	2.49%	3.08%	3.20%
Lehman Brothers U.S. Aggregate (Reflects no deduction for fees, expenses or taxes)	4.33%	5.06%	5.17%	N/A

  *  The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions.

    Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and

58

the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		.50%
Other expenses		.59%
Service fees	.25%
Other	.34%
Acquired fund fees and expenses[1]		– –%
Total annual fund operating expenses		1.09%
Fee waivers and expense reimbursements[2]		.24%
Net expenses[2]		.85%

  1  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Service class expenses to 0.85% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$87	$323	$578	$1,307

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Keith Anderson, Managing Director of BFM since 1988 and Vice Chairman since 2006, Scott Amero, Managing Director of BFM since 1990, Matthew Marra, Managing Director of BlackRock since 2006, and Andrew J. Phillips, Managing Director of BFM since 1999.

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

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Mr. Anderson is responsible for global fixed income strategy, asset allocation and the overall management of client portfolios. In this capacity, he coordinates BlackRock's team of portfolio managers and credit analysts who specialize in the government, agency, corporate and mortgage sectors and sub-sectors, worldwide. He is the Global Chief Investment Officer for Fixed Income, a member of BlackRock's Management and Executive Committees and Chairman of the Investment Strategy Group.

Mr. Amero is co-head of BlackRock's fixed income portfolio management team, a member of the Management Committee and co-chair of the Fixed Income Investment Strategy Group. Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. He is also the head of global fixed income research.

With BlackRock since 1995, Mr. Marra is a member of the Investment Strategy Group and his primary responsibility is the consistent implementation of investment strategies across all total return accounts with an emphasis on interest rate products. Mr. Marra has been a member of BlackRock's fixed income team since 1997.

Mr. Phillips is a member of the Investment Strategy Group and his primary responsibility is the consistent implementation of investment strategies across all total return accounts, with a sector emphasis on mortgage securities. Mr. Phillips has been a member of BlackRock's fixed income team since 1991.

Mr. Anderson and Mr. Amero have been portfolio co-managers of the fund since inception and Mr. Marra and Mr. Phillips since 2006.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other periods shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

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FINANCIAL HIGHLIGHTS

(For a Service Share Outstanding Throughout Each Period)

Total Return Portfolio

	Year Ended 9/30/06		Year Ended 9/30/05		Year Ended 9/30/04	Year Ended 9/30/03[2]		For the period 12/7/01[1,2] through 9/30/02
Net asset value at beginning of period		$10.33		$10.40	$10.46		$10.31		$10.00
Income from investment operations
Net investment income		0.40 [3]		0.38 [3]	0.38 [3]		0.37		0.23
Net gain (loss) on investments (both realized and unrealized)		(0.06)		(0.09)	0.01		0.29		0.48
Total from investment operations		0.34		0.29	0.39		0.66		0.71
Less distributions
Distributions from net investment income		(0.41)		(0.36)	(0.32)		(0.45)		(0.40)
Distributions from net realized gains		(0.05)		– –	(0.13)		(0.06)		– –
Total distributions		(0.46)		(0.36)	(0.45)		(0.51)		(0.40)
Net asset value at end of period		$10.21		$10.33	$10.40		$10.46		$10.31
Total return		3.38%		2.77%	3.78%		6.53%		7.22%[4]
Ratios/Supplemental data
Net assets at end of period (in thousands)	$	– – [5]	$	– – [5]	$29	$	– – [5]	$	– – [5]
Ratios of expenses to average net assets
Net expenses		0.88%		0.80%	0.78%		0.85%		0.82%[6]
Net expenses (excluding interest expense)		0.85%		0.80%	0.78%		0.85%		0.82%[6]
Total expenses		31.07%		1.08%	1.07%		1.20%		1.23%[6]
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers		3.93%		3.57%	3.74%		3.17%		3.50%[6]
Before advisory/administration and other fee waivers		(26.27)%		3.29%	3.45%		2.82%		3.08%[6]
Portfolio turnover rate		192%		358%	412%		1,021%[7]		330%

1  Commencement of operations of share class.

2  Audited by other auditors.

3  Calculated using the average shares outstanding method.

4  Not Annualized.

5  Net Assets end of period are less than $500.

6  Annualized.

7  Includes dollar roll transactions, excluding these transactions the portfolio turnover would have been 319%.

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BlackRock

Government Income Portfolio

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Investment Goal

The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in the highest rated government and agency bonds in the ten to fifteen year maturity range and in mortgages guaranteed by the U.S. Government or its agencies. The fund normally invests at least 80% of its assets in bonds issued or guaranteed by the U.S. Government and its agencies. Securities purchased by the fund are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

The management team evaluates sectors of the bond market and individual securities within those sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against a customized weighted index comprised of the returns of the Lehman Brothers Mortgage-Backed Securities Index (50%) and the Merrill Lynch 10-Year Treasury Index (50%) (the benchmark).

If a security falls below the highest rating category, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an

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agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest with another party for that other party's obligation to pay or its right to receive another type of interest in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

A main risk of investing in the fund is interest rate risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below recent historical average rates. This decline may have increased the risk that these rates will rise in the future.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price

IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Lehman Brothers Mortgage-Backed Securities Index: An index that includes the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC) that meet the maturity and liquidity criteria.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Merrill Lynch 10-Year Treasury Index: A one-security index consisting of the current "on-the-run" 10-year issue.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

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fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (GNMA) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA securities also are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC) are solely the obligations of FNMA or FHLMC, as the case may be, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult

64

for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Service Shares. The information shows you

65

how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the performance of the fund's Service Shares to that of a customized weighted index comprised of the returns of the Lehman Brothers Mortgage-Backed Securities Index (50%) and the Merrill Lynch 10-Year Treasury Index (50%), recognized unmanaged indices of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

Service Shares were launched in October of 2004. The performance of Service Shares for the period before they were launched is based on the performance of Investor A Shares adjusted to reflect the class specific fees applicable to Service Shares at the time of such share class's launch. This information may be considered when assessing the fund's performance, but does not represent the actual performance of this share class.

As of 12/31

ANNUAL TOTAL RETURNS*

Government Income

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
Government Income
Return Before Taxes	3.20%	5.03%	6.32%	10/03/94
Return After Taxes on Distributions	1.71%	3.40%	4.13%
Return After Taxes on Distributions and Sale of Shares	2.06%	3.35%	4.07%
50% Lehman Brothers Mtg./50% 10-Yr. Tsy. (Reflects no deduction for fees, expenses or taxes)	3.27%	4.82%	5.94%	N/A

  *  The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions.

    Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

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After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		.50%
Other expenses		.51%
Service fees	.25%
Other	.26%
Acquired fund fees and expenses[1]		– –%
Total annual fund operating expenses		1.01%
Fee waivers and expense reimbursements[2]		.11%
Net expenses[2]		.90%

  1  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Service class expenses to 0.90% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. Including voluntary waivers, the net expenses for the Service class of the fund are estimated to be 0.83% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses). These voluntary waivers may be terminated at any time. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$92	$311	$547	$1,226

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Andrew J. Phillips, Managing Director of BFM since 1999, and Eric Pellicciaro, Managing Director of BFM since 2005.

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

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Mr. Phillips is a member of the Investment Strategy Group and his primary responsibility is the consistent implementation of investment strategies across all total return accounts, with a sector emphasis on mortgage securities.

Mr. Pellicciaro is a member of the Investment Strategy Group and the lead mortgage sector specialist. His primary responsibility is managing client portfolios, with a sector emphasis on fixed-rate mortgage securities, including pass-throughs and CMOs. Mr. Pellicciaro started his career in the Financial Modeling Group at BlackRock in 1996, and joined the Fixed Income Portfolio Management Group in 1999.

Mr. Phillips has been a member of the team managing the fund since 1995 and Mr. Pellicciaro since 1999. Mr. Phillips has been a portfolio co-manager of the fund since 1999 and Mr. Pellicciaro since April 2004.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP. Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

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FINANCIAL HIGHLIGHTS

(For a Service Share Outstanding Throughout Each Period)

Government Income Portfolio

	Year Ended 9/30/06	For the Period 10/27/04[1] to 9/30/05
Net asset value at beginning of period	$10.90	$11.21
Income from investment operations
Net investment income	0.46 [2]	0.40 [2]
Net loss on investments (both realized and unrealized)[3]	(0.19)	(0.24)
Total from investment operations	0.27	0.16
Less distributions
Distributions from net investment income	(0.43)	(0.45)
Distributions from capital	– –	(0.02)
Total distributions	(0.43)	(0.47)
Net asset value at end of period	$10.74	$10.90
Total return	2.57%	1.46%[3]
Ratios/Supplemental data
Net assets at end of period (in thousands)	$133	$212,963
Ratios of expenses to average net assets
Net expenses	0.82%	0.85%[4]
Net expenses (excluding interest expense)	0.82%	0.85%[4]
Total expenses	1.05%	1.15%[4]
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	4.28%	3.95%[4]
Before advisory/administration and other fee waivers	4.05%	3.65%[4]
Portfolio turnover rate	551%	662%

1  Commencement of operation of share class.

2  Calculated using the average shares outstanding method.

3  Not Annualized.

4  Annualized.

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BlackRock

Inflation Protected Bond Portfolio

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Investment Goal

The fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund normally invests at least 80% of its assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and U.S. and non-U.S. corporations. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. "Real return" equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. The fund maintains an average portfolio duration that is within ±20% of the duration of the Lehman Global Real: U.S. TIPS Index (the benchmark).

The fund may invest up to 20% of it assets in non-investment grade bonds (high yield or junk bonds) or securities of emerging market issuers. The fund may also invest up to 20% of its assets in non-dollar denominated securities of non-U.S. issuers, and may invest without limit in U.S. dollar denominated securities of non-U.S. issuers. The fund is non-diversifed, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

The fund may also purchase: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, investment grade corporate bonds and asset-backed securities. Securities are purchased for the fund when the management team believes that they have the potential for above-average real return. The fund measures its performance against the benchmark.

Non-investment grade bonds acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor's or Ba or lower by Moody's) or will be determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

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A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its real return potential.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell instruments of those types at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average real returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money. The principal value of your investment is not protected or otherwise guaranteed by virtue of the fund's investments in inflation-indexed bonds.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

High Yield Bonds: Sometimes referred to as "junk bonds", these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Lehman Global Real: U.S. TIPS Index: An unmanaged market index made up of U.S. Treasury Inflation Linked Indexed securities.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

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Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in the fund's gross income. Due to original issue discount, the fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.

The fund makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more

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sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. The fund's investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

The fund may invest in non-investment grade bonds (high yield or junk bonds), non-dollar denominated bonds and bonds of emerging market issuers. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting non-U.S. investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past, and may do so again in the future, as a result of economic and political turmoil in many of these countries.

Non-investment grade securities carry greater risks than securities which have higher credit ratings, including a high risk of default.

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The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also impact the market for lower-rated securities and the fund.

The market for high yield bonds is not as liquid as the markets for higher rated securities. This means that it may be harder to buy and sell high yield bonds, especially on short notice, and high yield bonds may be more difficult for the fund to value accurately than higher rated securities. The market for high yield bonds could also be impacted by legal or tax changes.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the

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transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).
Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

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When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund's.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Service Shares. The information shows you how the fund's performance will vary and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Global Real: U.S. TIPS Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

Inflation Protected Bond

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	Since Inception	Inception Date[1]
Inflation Protected Bond
Return Before Taxes	0.79%	4.24%	06/28/04
Return After Taxes on Distributions	-0.52%	2.57%
Return After Taxes on Distributions and Sale of Shares	0.52%	2.68%
Lehman Global Real: U.S. TIPS (Reflects no deduction for fees, expenses or taxes)	0.41%	4.33%	N/A

  *  The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

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After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		.40%
Other expenses		.45%
Service fees	.25%
Other	.20%
Acquired fund fees and expenses		.01%
Total annual fund operating expenses		.86%
Fee waivers and expense reimbursements[1]		.10%
Net expenses[1]		.76%

  1  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Service class expenses to 0.75% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. Including voluntary waivers, the net expenses for the Service class of the fund are estimated to be 0.54% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses). See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$78	$264	$467	$1,052

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Stuart Spodek, Managing Director of BFM since 2002 and Brian Weinstein, Director of BFM.

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

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Mr. Spodek is a member of the Investment Strategy Group and his primary responsibility is managing fixed income portfolios, with a sector emphasis on global government bonds, derivative instruments and implementing yield curve strategy across global portfolios. Mr. Spodek joined BlackRock in 1993.

Mr. Weinstein is a member of the Investment Strategy Group. His primary responsibility is the management of total return and real return products. Mr. Weinstein focuses on relative value opportunities across the yield curve in Government and Agency securities. Mr. Weinstein moved to his current role in the Portfolio Management Group in 2002. He began his career at BlackRock in the Portfolio Analytics Group in 2000.

Mr. Spodek has been a portfolio manager of the fund since inception. Mr. Weinstein has been a portfolio co-manager of the fund since 2005.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP. Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

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FINANCIAL HIGHLIGHTS

(For a Service Share Outstanding Throughout Each Period)

Inflation Protected Bond Portfolio

	Year Ended 9/30/06	Year Ended 9/30/05	For the Period 6/28/04[1] through 9/30/04
Net asset value at beginning of period	$10.56	$10.39		$10.00
Income from investment operations
Net investment income (loss)	0.49 [2]	0.43 [2]		(0.02)[2]
Net gain (loss) on investments (both realized and unrealized)	(0.27)	0.14		0.41
Total from investment operations	0.22	0.57		0.39
Less distributions
Distributions from net investment income	(0.62)	(0.30)		– –
Distributions from net realized gains	(0.13)	(0.10)		– –
Total distributions	(0.75)	(0.40)		– –
Net asset value at end of period	$10.03	$10.56		$10.39
Total return	2.26%	5.52%		3.90%[3]
Ratios/Supplemental data
Net assets at end of period (in thousands)	$4	$2	$	– – [4]
Ratios of expenses to average net assets
Net expenses	0.74%	0.69%		0.71%[5]
Net expenses (excluding interest expenses)	0.74%	0.69%		0.71%[5]
Total expenses	4.40%	1.29%		2.98%[5]
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	4.84%	3.71%		3.88%[5]
Before advisory/administration and other fee waivers	1.18%	3.11%		1.61%[5]
Portfolio turnover rate	235%	419%		96%

1  Commencement of operations of share class.

2  Calculated using the average shares outstanding.

3  Not Annualized.

4  Net Assets end of period are less than $500.

5  Annualized.

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BlackRock

GNMA Portfolio

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Investment Goal

The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in securities issued by the Government National Mortgage Association (GNMA) as well as other U.S. Government securities in the five to ten year maturity range. The fund normally invests at least 80% of its assets in GNMA securities. GNMA securities are backed by the full faith and credit of the United States and are supported by the right of GNMA to borrow funds from the U.S. Treasury and to make payments under its guarantee.

Securities purchased by the fund are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the Lehman Brothers GNMA MBS Index (the benchmark).

If a security falls below the highest rating category, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest with another party for that other party's obligation to pay or its right to receive another type of interest in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. From time to

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time, the fund will use derivatives for leverage purposes, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and prepayment risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future.

In addition to GNMA securities, the fund also makes investments in other residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying

IMPORTANT DEFINITIONS

GNMA Securities: Securities issued and guaranteed by the Government National Mortgage Association (GNMA). These securities represent interests in pools of residential mortgage loans originated by private lenders and pass income from the initial debtors (homeowners) through intermediaries to investors.

Lehman Brothers GNMA MBS Index: An unmanaged index comprised of mortgage-backed pass through securities of the Government National Mortgage Association (GNMA).

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

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degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (GNMA) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA securities also are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC) are solely the obligations of FNMA or FHLMC, as the case may be, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

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Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers GNMA MBS Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

GNMA

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IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	Since Inception	Inception Date[1]
GNMA
Return Before Taxes	4.01%	4.21%	5.33%	05/18/98
Return After Taxes on Distributions	2.33%	2.35%	3.09%
Return After Taxes on Distributions and Sale of Shares	2.58%	2.48%	3.17%
Lehman Brothers GNMA MBS Index (Reflects no deduction for fees, expenses or taxes)	4.61%	4.72%	5.68%	N/A

  *  The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions.
Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		.55%
Other expenses		.48%
Service fees	.25%
Other	.23%
Acquired fund fees and expenses		.01%
Total annual fund operating expenses		1.04%
Fee waivers and expense reimbursements[1]		.13%
Net expenses[1]		.91%

  1  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Service class expenses to 0.90% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. Including voluntary waivers, the net expenses for the Service class of the fund are estimated to be 0.78% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses). These voluntary waivers may be terminated at any time. See the "Management" section for a discussion of these waivers and reimbursements.

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Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$93	$318	$561	$1,259

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Andrew J. Phillips, Managing Director of BFM since 1999, and Eric Pellicciaro, Managing Director of BFM since 2005.

Mr. Phillips is a member of the Investment Strategy Group and his primary responsibility is the consistent implementation of investment strategies across all total return accounts, with a sector emphasis on mortgage securities.

Mr. Pellicciaro is a member of the Investment Strategy Group and the lead mortgage sector specialist. Mr. Pellicciaro's primary responsibility is managing client portfolios, with a sector emphasis on fixed-rate mortgage securities, including pass-throughs and CMOs. Mr. Pellicciaro started his career in the Financial Modeling Group at BlackRock in 1996, and joined the Fixed Income Portfolio Management Group in 1999.

Mr. Phillips has been a member of the team managing the fund since 1998 and Mr. Pellicciaro since 1999. Mr. Phillips has been a portfolio co-manager of the fund since 1999 and Mr. Pellicciaro since April 2004.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

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Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For a Service Share Outstanding Throughout Each Period)

GNMA Portfolio

	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$9.69	$9.87	$10.01	$10.23	$10.29
Income from investment operations
Net investment income	0.41 [2]	0.39 [2]	0.44 [2]	0.50	0.56
Net gain (loss) on investments (both realized and unrealized)	(0.08)	(0.19)	(0.08)	(0.14)	0.19
Total from investment operations	0.33	0.20	0.36	0.36	0.75
Less distributions
Distributions from net investment income	(0.49)	(0.38)	(0.50)	(0.58)	(0.60)
Distributions from net realized gains	– –	– –	– –	– –	(0.21)
Total distributions	(0.49)	(0.38)	(0.50)	(0.58)	(0.81)
Net asset value at end of period	$9.53	$9.69	$9.87	$10.01	$10.23

Total return	3.55%	2.02%	3.67%	3.58%	7.61%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$7,712	$8,129	$2,271	$1,554	$1,069
Ratios of expenses to average net assets
Net expenses	0.80%	0.86%	0.94%	0.93%	1.14%
Net expenses (excluding interest expense)	0.80%	0.86%	0.89%	0.90%	0.90%
Total expenses	1.10%	1.23%	1.25%	1.25%	1.44%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	4.36%	3.97%	4.45%	4.70%	5.37%
Before advisory/administration and other fee waivers	4.06%	3.60%	4.13%	4.39%	5.07%
Portfolio turnover rate	320%	521%	228%	1,365%[3]	401%

1  Audited by other auditors.

2  Calculated using the average shares outstanding method.

3  Includes dollar roll transactions, excluding these transactions the portfolio turnover would have been 268%.

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BlackRock

Managed Income Portfolio

Investment Goal

The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in investment grade bonds and maintains an average portfolio duration that is within ±20% of the Lehman Brothers U.S. Aggregate Index (the benchmark).

The management team evaluates sectors of the bond market and individual bonds within those sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the the benchmark.

If a security falls below investment grade, the management team will decide whether to continue to hold the security. Split rated bonds will be considered to have the higher credit rating. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The fund normally invests at least 80% of its assets in bonds and only buys securities rated investment grade at the time of purchase by at least one major rating agency or determined by the fund management team to be of similar quality. The fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The fund's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

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IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Lehman Brothers U.S. Aggregate Index: An unmanaged index comprised of more than 5,000 taxable bonds. This is an index of investment grade bonds; all securities included must be rated investment grade by Moody's, Standard & Poor's or Fitch.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

interest or currency with another party for that other party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. From time to time, the fund will use derivatives for leverage purposes, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of

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the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective.

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Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

The fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

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Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers U.S. Aggregate Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

Managed Income

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
Managed Income
Return Before Taxes	3.78%	4.61%	5.77%	11/01/89
Return After Taxes on Distributions	2.19%	2.71%	3.50%
Return After Taxes on Distributions and Sale of Shares	2.43%	2.85%	3.54%
Lehman Brothers U.S. Aggregate (Reflects no deduction for fees, expenses or taxes)	4.33%	5.06%	6.24%	N/A

  *  The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions.
Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

91

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		.50%
Other expenses		.44%
Service fees	.25%
Other	.19%
Acquired fund fees and expenses[1]		– –%
Total annual fund operating expenses		.94%
Fee waivers and expense reimbursements[2]		– –%
Net expenses[2]		.94%

  1  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Service class expenses to 0.95% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$96	$300	$520	$1,155

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Keith Anderson, Managing Director of BFM since 1988 and Vice Chairman since 2006, Scott Amero, Managing Director of BFM since 1990, Matthew Marra, Managing Director of BlackRock since 2006, and Andrew J. Phillips, Managing Director of BFM since 1999.

Mr. Anderson is responsible for global fixed income strategy, asset allocation and the overall management of client portfolios. In this capacity, he coordinates BlackRock's team of portfolio managers and credit analysts who specialize in the government, agency, corporate and mortgage sectors and sub-sectors,

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worldwide. He is the Global Chief Investment Officer for Fixed Income, a member of BlackRock's Management and Executive Committees and Chairman of the Investment Strategy Group.

Mr. Amero is co-head of BlackRock's fixed income portfolio management team, a member of the Management Committee and co-chair of the Fixed Income Investment Strategy Group. Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. He is also the head of global fixed income research.

With BlackRock since 1995, Mr. Marra is a member of the Investment Strategy Group and his primary responsibility is the consistent implementation of investment strategies across all total return accounts with an emphasis on interest rate products. Mr. Marra has been a member of BlackRock's fixed income team since 1997.

Mr. Phillips is a member of the Investment Strategy Group and his primary responsibility is the consistent implementation of investment strategies across all total return accounts, with a sector emphasis on mortgage securities. Mr. Phillips has been a member of BlackRock's fixed income team since 1991.

Mr. Anderson and Mr. Amero have been members of the team managing the fund since 1995 and Mr. Marra and Mr. Phillips since 2006. Mr. Anderson has been a portfolio co-manager of the fund since 1997, Mr. Amero since 1999 and Mr. Marra and Mr. Phillips since 2006.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

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FINANCIAL HIGHLIGHTS

(For a Service Share Outstanding Throughout Each Period)

Managed Income Portfolio

	Year Ended 9/03/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$10.20	$10.41	$10.80	$10.71	$10.60
Income from investment operations
Net investment income	0.41 [2]	0.43 [2]	0.44 [2]	0.54	0.57
Net gain (loss) on investments (both realized and unrealized)	(0.12)	(0.18)	(0.10)	0.15	0.10
Total from investment operations	0.29	0.25	0.34	0.69	0.67
Less distributions
Distributions from net investment income	(0.45)	(0.42)	(0.45)	(0.60)	(0.56)
Distributions from net realized gains	(0.05)	(0.04)	(0.28)	– –	– –
Total distributions	(0.50)	(0.46)	(0.73)	(0.60)	(0.56)
Net asset value at end of period	$9.99	$10.20	$10.41	$10.80	$10.71
Total return	2.93%	2.45%	3.29%	6.58%	6.50%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$150,085	$81,337	$80,253	$92,336	$137,084
Ratios of expenses to average net assets
Net expenses	0.94%	0.95%	0.95%	0.95%	1.06%
Net expenses (excluding interest expense)	0.94%	0.95%	0.95%	0.95%	0.95%
Total expenses	0.98%	1.08%	1.11%	1.13%	1.19%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	4.12%	4.13%	4.21%	4.74%	5.30%
Before advisory/administration and other fee waivers	4.08%	4.00%	4.05%	4.56%	5.17%
Portfolio turnover rate	184%	252%	284%	613%[3]	290%

1  Audited by other auditors.

2  Calculated using the average shares outstanding method.

3  Includes dollar roll transactions, excluding these transactions the portfolio turnover would have been 206%.

94

BlackRock

International Bond Portfolio

Investment Goal

The fund seeks to realize a total return that exceeds that of the Citigroup Non-U.S. World Government Bond Index (the benchmark).

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in non-dollar denominated bonds of issuers located outside of the United States in the five to fifteen year maturity range. The fund normally invests at least 80% of its assets in bonds and at least 65% of its assets in bonds of a diversified group of non U.S. issuers from at least three developed countries. The fund may invest more than 25% of its assets in the securities of issuers located in Canada, France, Germany, Japan and the United Kingdom. The fund may from time to time invest in investment grade bonds of issuers in emerging market countries. The fund will also invest in non-U.S. currencies; however, the fund may underweight or overweight a currency based on the fund management team's outlook. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

The management team evaluates sectors of the bond markets of various world economies and individual securities within those sectors. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the benchmark.

If a security falls below investment grade, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell instruments of these types at a specific price on a specific date. A swap is an agreement whereby

IMPORTANT DEFINITIONS

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Citigroup Non-U.S. World Government Bond Index: An unmanaged index that tracks the performance of 21 government bond markets: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, the Netherlands, Norway, Poland, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

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IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Three of the main risks of investing in the fund are interest rate risk, credit risk and the risks associated with investing in non-dollar denominated bonds of issuers located outside of the United States. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or

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expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past, and may do so again in the future, as a result of economic and political turmoil in many of these countries.

Investing a significant portion of assets in one country makes the fund more dependent upon the political and economic circumstances of a particular country than a mutual fund that is more widely diversified. For example, the Japanese economy may be affected by turmoil in other Asian countries. In addition, the ability to concentrate in Canada, France, Germany and the United Kingdom may make the fund's performance more dependent on developments in those countries.

The fund's expenses can be expected to be higher than those of funds investing primarily in domestic securities because the costs related to investing abroad are usually higher than domestic expenses.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to

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predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

Forward foreign currency exchange contracts do not eliminate fluctuations in the value of non-U.S. securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

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Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Citigroup Non-U.S. World Government Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

International Bond

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
International Bond
Return Before Taxes	5.82%	5.51%	6.74%	07/01/91
Return After Taxes on Distributions	5.63%	4.23%	4.48%
Return After Taxes on Distributions and Sale of Shares	3.78%	3.96%	4.36%
Citigroup Non-U.S. WGBI (Reflects no deduction for fees, expenses or taxes)	6.94%	9.50%	4.70%	N/A

  *  The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

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IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The tables below describe the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect the expenses of the fund after February 1, 2008.

Shareholder Fees

(Fees paid directly from your investment)

Redemption Fee* (as a percentage of amount redeemed)	2.0%

  *  Fee applies only to shares that are redeemed or exchanged within 30 days of purchase.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	.55%
Other expenses	.63%
Service fees	.25%
Other	.38%
Acquired fund fees and expenses[1]	– –%
Total annual fund operating expenses	1.18%
Fee waivers and expense reimbursements[2]	– –%
Net expenses[2]	1.18%

  1  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Service class expenses to 1.33% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and revenue reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$120	$375	$649	$1,432

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Andrew Gordon, Managing Director of BFM since 1996, and Scott Thiel, Managing Director of BlackRock since 2002.

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Mr. Gordon is the head of the global bond team and a member of the Investment Strategy Group. His primary responsibilities include developing and implementing strategies in the non-dollar and emerging markets sectors of the fixed income markets. Prior to joining BlackRock in 1996, Mr. Gordon, as principal, was responsible for developing strategies for a small relative value global fixed income hedge fund. Prior to that, he had an eight-year affiliation with CS First Boston, where he pioneered the firm's international fixed income research effort.

Mr. Thiel is a member of the Investment Strategy Group and his primary responsibility is developing and implementing strategies in the non-dollar and emerging market sectors of the fixed income markets. Prior to joining BlackRock, he was a Vice President at Goldman Sachs & Co. since 1989, where he was responsible for developing strategies in both U.S. and international interest rate and derivative markets for institutional money managers.

Mr. Gordon has been a member of the team managing the fund since 1997 and Mr. Thiel since 2002. Mr. Gordon has been a portfolio co-manager of the fund since 1997 and Mr. Thiel since 2004.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

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FINANCIAL HIGHLIGHTS

(For a Service Share Outstanding Throughout Each Period)

International Bond Portfolio

	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$11.14	$11.42	$11.08	$10.54	$10.53
Income from investment operations
Net investment income	0.29 [2]	0.26 [2]	0.25 [2]	0.26 [2]	0.37 [2]
Net gain (loss) on investments (both realized and unrealized)	(0.19)	0.02	0.50	0.81	0.19
Total from investment operations	0.10	0.28	0.75	1.07	0.56
Less distributions
Distributions from net investment income	(0.26)	(0.55)	(0.41)	(0.29)	(0.55)
Distributions from capital	– –	– –	– –	(0.17)	– –
Distributions from net realized gains	– –	(0.01)	– –	(0.07)	– –
Total distributions	(0.26)	(0.56)	(0.41)	(0.53)	(0.55)
Redemption fees added to paid-in capital	– – [3]	– – [3]	– – [3]	– –	– –
Net asset value at end of period	$10.98	$11.14	$11.42	$11.08	$10.54
Total return	0.93%[4]	2.21%[4]	6.89%[4]	10.55%	5.47%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$73,139	$107,402	$80,024	$48,584	$27,131
Ratios of expenses to average net assets
Net expenses	1.18%	1.19%	1.23%	1.24%	1.30%
Net expenses (excluding interest expense)	1.18%	1.19%	1.23%	1.24%	1.20%
Total expenses	1.20%	1.20%	1.25%	1.24%	1.30%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	2.62%	2.19%	2.18%	2.41%	3.55%
Before advisory/administration and other fee waivers	2.60%	2.18%	2.15%	2.41%	3.55%
Portfolio turnover rate	148%	164%	240%	209%	206%

1  Audited by other auditors.

2  Calculated using the average shares outstanding method.

3  Redemption fees added to paid-in capital are less than $0.005 per share.

4  Redemption fee of 2.00% is reflected in total return calculation.

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BlackRock

High Yield Bond Portfolio

Investment Goal

The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in non-investment grade bonds with maturities of ten years or less. The fund normally invests at least 80% of its assets in high yield bonds, including convertible and preferred securities. The high yield securities (commonly called "junk bonds") acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor's or Ba or lower by Moody's) or will be determined by the fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. The fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The fund's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

The management team evaluates sectors of the high yield market and individual bonds within these sectors. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return.

To add additional diversification, the management team can invest in a wide range of securities including corporate bonds, mezzanine investments, collateralized bond obligations, bank loans and mortgage-backed and asset-backed securities. The fund can also invest, to the extent consistent with its investment goal, in non-U.S. and emerging market securities and currencies. The fund may invest in securities of any rating, and may invest up to 10% of its assets (measured at the time of investment) in distressed securities that are in default or the issuers of which are in bankruptcy. These securities involve considerable risk and have significant uncertainties regarding the issuer's current or future ability to make interest and principal payments. Typically the management team will invest in distressed securities when it believes they are undervalued.

If a security's rating declines, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bank Loans: The fund may invest in fixed and floating rate loans arranged through private negotiations between a company or a non-U.S. government and one or more financial institutions. The fund considers such investments to be debt securities.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Bond Obligations (CBO): The fund may invest in collateralized bond obligations, which are securities backed by a diversified pool of high yield securities.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

High Yield Bonds: Sometimes referred to as "junk bonds", these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low-rated issuer.

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IMPORTANT DEFINITIONS

Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index: An unmanaged index comprised of issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1, at least one year to maturity, and no one issuer represents more than 2 percent of the index.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mezzanine Investments: These are subordinated debt securities which receive payments of interest and principal after other more senior security holders are paid. They are generally issued in private placements in connection with an equity security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. From time to time, the fund will use derivatives for leverage purposes, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

Non-investment grade bonds carry greater risks than securities which have higher credit ratings, including a high risk of default.

The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield bonds are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay

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principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also impact the market for lower-rated securities and the fund.

The market for high yield bonds is not as liquid as the markets for higher-rated securities. This means that it may be harder to buy and sell high yield bonds, especially on short notice, and high yield bonds may be more difficult for the fund to value accurately than higher rated securities. The market for high yield bonds could also be impacted by legal or tax changes.

If the fund invests in high yield securities that are rated C or below, the fund will incur significant risk in addition to the risks generally associated with investments in high yield securities. Distressed securities frequently do not produce income while they are outstanding. The fund may purchase distressed securities that are in default or the issuers of which are in bankruptcy. The fund may be required to bear certain extraordinary expenses in order to protect and recover its investment. The fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.

Mezzanine securities carry the risk that the issuer will not be able to meet its obligations and that the equity securities purchased with the mezzanine investments may lose value.

The market for bank loans may not be highly liquid and the fund may have difficulty selling them. These investments expose the fund to the credit risk of both the financial institution and the underlying borrower.

The pool of high yield securities underlying CBOs is typically separated into groupings called tranches representing different degrees of credit quality. The higher quality tranches have greater degrees of protection and pay lower interest rates. The lower tranches, with greater risk, pay higher interest rates.

The expenses of the fund will be higher than those of mutual funds investing primarily in investment grade securities. The costs of investing in the high yield market are usually higher for several reasons, such as the higher costs for investment research and higher commission costs.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

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A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. The fund's investments in commercial mortgage-backed securities with several classes will normally be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which

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could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

The fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result some of the risks described above,

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including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past, and may do so again in the future, as a result of economic and political turmoil in many of these countries.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

High Yield Bond

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As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	Since Inception	Inception Date[1]
High Yield Bond
Return Before Taxes	11.33%	10.69%	7.50%	11/19/98
Return After Taxes on Distributions	8.55%	7.30%	3.68%
Return After Taxes on Distributions and Sale of Shares	7.26%	7.10%	3.95%
Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap (Reflects no deduction for fees, expenses or taxes)	10.76%	10.20%	6.43%**	N/A

  *  The information for fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmarks does not assume reinvestment of dividends and distributions.

    Source: BlackRock Advisors, LLC

  **  Daily returns not available. Based upon annualized data from November 30, 1998.

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The tables below describe the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Shareholder Fees

(Fees paid directly from your investment)

Redemption Fee* (as a percentage of amount redeemed)	2.0%

  *  Fee applies only to shares that are redeemed or exchanged within 30 days of purchase.

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IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		.50%
Interest expense[1]		– –%
Other expenses		.43%
Service fees	.25%
Other	.18%
Acquired fund fees and expenses[2]		– –%
Total annual fund operating expenses		.93%
Fee waivers and expense reimbursements[3]		– –%
Net expenses[3]		.93%

  1  The fund periodically engages in certain investment transactions which generate interest expense. For the year ended September 30, 2006 the interest expense on the fund for such transactions was less than 0.01%.

  2  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  3  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Service class expenses to 1.00% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. Including voluntary waivers, the net expenses for the Service class of the fund are estimated to be 0.85% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses). These voluntary waivers may be terminated at any time. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$95	$296	$515	$1,143

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Jeff Gary, Managing Director of BFM since 2003, and Scott Amero, Managing Director of BFM since 1990.

Mr. Gary is the head of the High Yield Team and is a member of the Investment Strategy Group. Prior to joining BFM in 2003, he was a Managing Director and portfolio manager with AIG (American General) Investment Group.

Mr. Amero is co-head of BlackRock's fixed income portfolio management team, a member of the Management Committee and co-chair of the Fixed Income Investment Strategy Group. Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. He is also the head of global fixed income research.

Mr. Gary and Mr. Amero have been portfolio managers of the fund since September 2003, and Mr. Amero has been part of the portfolio management team since its inception.

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The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For a Service Share Outstanding Throughout Each Period)

High Yield Bond Portfolio

	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$8.09	$8.14	$7.74	$6.75	$7.39
Income from investment operations
Net investment income	0.56 [2]	0.61 [2]	0.59 [2]	0.73	0.86
Net gain (loss) on investments (both realized and unrealized)	– –	0.04	0.37	0.98	(0.71)
Total from investment operations	0.56	0.65	0.96	1.71	0.15
Less distributions
Distributions from net investment income	(0.58)	(0.56)	(0.56)	(0.72)	(0.79)
Distributions from net realized gains	(0.14)	(0.14)	– –	– –	– –
Total distributions	(0.72)	(0.70)	(0.56)	(0.72)	(0.79)
Redemption fees added to paid-in capital	– – [3]	– – [3]	– – [3]	– –	– –
Net asset value at end of period	$7.93	$8.09	$8.14	$7.74	$6.75
Total return	7.43%[4]	8.24%[4]	12.71%[4]	26.61%	1.69%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$231,543	$158,083	$112,004	$85,247	$29,344
Ratios of expenses to average net assets
Net expenses	0.88%	0.96%	0.99%	1.06%	1.17%
Net expenses (excluding interest expense)	0.88%	0.96%	0.99%	1.00%	1.00%
Total expenses	1.00%	1.14%	1.14%	1.20%	1.34%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	7.09%	7.51%	7.30%	9.31%	11.37%
Before advisory/administration and other fee waivers	6.97%	7.33%	7.16%	9.17%	11.20%
Portfolio turnover rate	105%	129%	172%	212%	301%

1  Audited by other auditors.

2  Calculated using the average shares outstanding method.

3  Redemption fees added to paid-in capital are less than $0.005 per share.

4  Redemption fee of 2.00% is reflected in total return calculation. There was no impact to the return.

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BlackRock

AMT-Free Municipal Bond Portfolio

IMPORTANT DEFINITIONS

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

General Obligation Bonds: Bonds which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.

High Yield Bonds: Sometimes referred to as "junk bonds", these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Lehman Brothers Municipal Bond Index: An unmanaged index of municipal bonds with the following characteristics: minimum credit rating of Baa, outstanding par value of at least $5 million and issued as part of a transaction of at least $50 million. In addition, the bonds must have a dated-date after December 31, 1990 and must be at least one year from their maturity date.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Effective October 2, 2006, the Tax-Free Income Portfolio was re-named the AMT-Free Municipal Bond Portfolio.

Investment Goal:

The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies:

In pursuit of this goal, the fund invests primarily in bonds issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies and authorities (and related tax-exempt derivative securities) the interest on which the fund manager believes is exempt from Federal income tax, including the Federal Alternative Minimum Tax (municipal securities). The fund normally invests at least 80% of its assets in municipal securities, including both general obligation and revenue bonds from a diverse range of issuers. The other 20% of its assets can be invested in securities of non-municipal issuers the income from which is exempt from Federal income tax, and securities which are subject to Federal income tax including the Federal Alternative Minimum Tax. The fund emphasizes municipal securities in the ten to twenty year maturity range. The fund intends to invest so that no more than 25% of its assets are represented by the municipal securities of issuers located in the same state.

The fund manager evaluates sectors of the municipal market and individual bonds within those sectors.

The fund may invest up to 20% of its assets in non-investment grade bonds (high yield or junk bonds) or convertible securities with a minimum rating of B. Split rated bonds will be considered to have the higher credit rating. If a security's rating falls below B, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not municipal securities (and therefore are subject to Federal income tax) and may hold an unlimited amount of uninvested cash reserves. Such a temporary defensive strategy would be inconsistent with the fund's primary investment strategies. If market conditions improve, these strategies could result in reducing the

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potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment goal.

The fund may invest in tender option bonds and residual interest tender option bonds, and may also invest in securities the return of which is inversely related to changes in an interest rate (inverse floaters).

The fund manager may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into interest rate transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest with another party for that other party's obligation to pay or its right to receive another type of interest in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. These practices may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluctuate significantly in price within a short time period.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies. Any capital appreciation realized by the fund as a result of its normal investment activities will generally result in capital gain distributions subject to Federal capital gain taxation.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval. The fund may not change the requirement that it normally invest at least 80% of its assets in municipal securities without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of securities such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future.

IMPORTANT DEFINITIONS

Municipal Lease Obligations: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of the general obligations of the municipality.

Revenue Bonds: Bonds which are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Tender Option Bonds: Synthetic floating or variable rate securities issued when long term bonds are purchased in the primary or secondary market and then deposited into a trust. Custodial receipts are then issued to investors, such as the fund, evidencing ownership interests in the trust. The remarketing agent for the trust sets a floating or variable rate on typically a weekly basis. Tender option bonds may be considered derivatives. Residual interest tender option bonds are beneficial interests in a tender option bond trust.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

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Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due.

A B rating generally indicates that while the issuer can currently make its interest and principal payments, it probably will not be able to do so in times of financial difficulty. Non-investment grade securities carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also impact the market for lower-rated securities and the fund. The market for high yield bonds is not as liquid as the markets for higher rated securities. This means that it may be harder to buy and sell high yield bonds, especially on short notice, and high yield bonds may be more difficult for the fund to value accurately than higher rated securities. The market for high yield bonds could also be impacted by legal or tax changes.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Municipal securities include revenue bonds, general obligation bonds and municipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Municipal securities also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not

114

a legal obligation of the state or municipality which created the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities. Municipal lease obligations also are subject to the risk that the municipality will not appropriate the funds for lease payments.

The fund may invest in bonds the interest on which may be subject to the Federal Alternative Minimum Tax. The fund may invest up to 20% of its assets in these bonds when added together with any of the fund's other taxable investments. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may, from time to time, invest up to 25% of its assets in securities whose issuers are located in a single state. These investments would make the fund more dependent upon the political and economic circumstances of that state than a mutual fund that invests more broadly.

The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for the fund to value accurately than securities of public corporations. In addition, municipal securities are subject to the risk that their tax treatment could be changed by Congress or state legislatures, thereby affecting the value of outstanding municipal securities.

The fund will rely on legal opinions of counsel to issuers of municipal securities as to the tax-free status of investments and will not do its own analysis.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Investments in tender option bonds, residual interest tender option bonds and inverse floaters expose the fund to the same risks as investments in derivatives, as well as risks associated with leverage, described below, especially the risk of increased volatility. An investment in these securities typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal. Distributions on residual interest tender option bonds and inverse floaters will bear an inverse relationship

115

to short-term municipal security interest rates. Distributions on the residual interests and inverse floaters paid to the fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. Residual interest tender option bonds and inverse floaters generally will underperform the market for fixed rate municipal securities in a rising interest rate environment.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the field to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. The income from certain derivatives may be subject to Federal income tax.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the fund manager will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause a fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss

116

subject to Federal capital gain taxation. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers Municipal Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

AMT-Free Municipal Bond

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
AMT-Free Municipal Bond
Return Before Taxes	3.84%	3.79%	4.48%	05/14/90
Return After Taxes on Distributions	3.84%	3.79%	4.44%
Return After Taxes on Distributions and Sale of Shares	3.87%	3.85%	4.46%
Lehman Brothers Municipal Bond (Reflects no deduction for fees, expenses or taxes)	4.84%	5.53%	5.76%	N/A

  *  The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions.

    Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

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IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Interest Expense: The cost of borrowing money to buy additional securities.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		.50%
Other expenses		1.13%
Service fees	.25%
Other	.88%
Acquired fund fees and expenses[1]		– –%
Total annual fund operating expenses		1.63%
Fee waivers and expense reimbursements[2]		.73%
Net expenses[3]		.90%

  1  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Service class expenses to 0.90% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

  3  The fund is required to report interest expense associated with certain fund investments. Such interest expense for the fund for the most recent fiscal year (as reported in the fund's audited financial statements) was 0.19%. However, the fund did not actually pay such interest expense, and therefore the fund's actual "Net expenses" were as shown in the "Annual Fund Operating Expenses" table above.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:*

	1 Year	3 Years	5 Years	10 Years
Service Shares	$92	$443	$818	$1,871

  *  The fund is required to report interest expense associated with certain fund investments. Such interest expense for the fund for the most recent fiscal year (as reported in the fund's audited financial statements) was 0.19%. However, the fund did not actually pay such interest expense, and therefore the fund's actual "Net expenses" were as shown in the "Annual Fund Operating Expenses" table above. If the fund had paid such interest expense, your 1, 3, 5 and 10 Year expenses would be $111, $501, $917 and $2,077, respectively.

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Fund Management

The fund management team is led by Walter O'Connor, Managing Director of BlackRock since 2006. The team includes Theodore Jaeckel, CFA, Managing Director of BlackRock since 2006. Mr. O'Connor and Mr. Jaeckel joined BlackRock following the merger with Merrill Lynch Investment Managers (MLIM) in 2006. Mr. O'Connor was a Managing Director of MLIM from 2003 to 2006, a Director (Municipal Tax-Exempt Fund Management) of MLIM from 2000 to 2003, and a Vice President of MLIM from 1993 to 2000. Mr. Jaeckel is a member of BlackRock's Fixed Income Portfolio Management Group. His responsibility is managing client portfolios, with a sector emphasis on tax-exempt municipal securities. At MLIM, he was a portfolio manager with MLIM's tax-exempt fixed income team. Prior to joining MLIM in 1990, Mr. Jaeckel was a municipal bond trader with Chemical Bank. Mr. O'Connor and Mr. Jaeckel have been managing the fund since 2006.

The Statement of Additional Information (SAI) provides additional information about the fund manager's compensation, other accounts managed by the fund manager, and the fund manager's ownership of securities in the fund.

Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

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FINANCIAL HIGHLIGHTS

(For a Service Share Outstanding Throughout Each Period)

AMT-Free Municipal Bond Portfolio

	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$10.99	$11.10	$11.21	$11.38	$11.38
Income from investment operations
Net investment income	0.43 [2]	0.44 [2]	0.45 [2]	0.49	0.55
Net gain (loss) on investments (both realized and unrealized)	(0.08)	(0.12)	(0.10)	(0.16)	(0.02)
Total from investment operations	0.35	0.32	0.35	0.33	0.53
Less distributions
Distributions from net investment income	(0.42)	(0.43)	(0.46)	(0.50)	(0.53)
Total distributions	(0.42)	(0.43)	(0.46)	(0.50)	(0.53)
Net asset value at end of period	$10.92	$10.99	$11.10	$11.21	$11.38
Total return	3.29%	2.91%	3.16%	2.99%	4.77%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$1,249	$2,312	$2,702	$2,971	$3,103
Ratios of expenses to average net assets
Net expenses (excluding interest expense and fees)	0.88%	0.86%	0.86%	0.90%	0.90%
Net expenses (including interest expense and fees)	1.07%	0.98%	0.92%	0.99%	0.97%
Total expenses	1.62%	1.20%	1.14%	1.22%	1.18%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	3.91%	3.99%	4.09%	4.46%	4.81%
Before advisory/administration and other fee waivers	3.36%	3.77%	3.87%	4.23%	4.60%
Portfolio turnover rate	66%	87%	69%	72%	45%

1  Audited by other auditors.

2  Calculated using the average shares outstanding method.

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BlackRock

Delaware Municipal Bond Portfolio

Effective October 2, 2006, the Delaware Tax-Free Income Portfolio was re-named the Delaware Municipal Bond Portfolio.

Investment Goal

The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in bonds issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies or authorities (and related tax-exempt derivative securities) the interest on which the fund manager believes is exempt from regular Federal income tax and Delaware state income tax (municipal securities). The interest on these securities may not be exempt from Federal Alternative Minimum Tax. The fund normally invests at least 80% of its assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers (including issuers located outside of Delaware). The other 20% of its assets can be invested in securities of non-municipal issuers the income from which is exempt from Federal income tax and/or Delaware state income tax and securities which are subject to Federal income tax and Delaware state income tax. The fund emphasizes municipal securities in the ten to twenty year maturity range.

The fund manager evaluates sectors of the municipal market and individual bonds within those sectors.

The fund may invest up to 20% of its assets in non-investment grade bonds (high yield or junk bonds) or convertible securities with a minimum rating of B. Split rated bonds will be considered to have the higher credit rating. If a security's rating falls below B, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not municipal securities (and therefore are subject to regular Federal income tax and Delaware state income tax) and may hold an unlimited amount of uninvested cash reserves. Such a temporary defensive strategy would be inconsistent with the fund's primary investment strategies. If market conditions improve, these strategies could result in reducing the potential gain from the

IMPORTANT DEFINITIONS

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

General Obligation Bonds: Bonds which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.

High Yield Bonds: Sometimes referred to as "junk bonds", these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Lehman Brothers Municipal Bond Index: An unmanaged index of municipal bonds with the following characteristics: minimum credit rating of Baa, outstanding par value of at least $5 million and issued as part of a transaction of at least $50 million. In addition, the bonds must have a dated-date after December 31, 1990 and must be at least one year from their maturity date.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Municipal Lease Obligations: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of the general obligations of the municipality.

Revenue Bonds: Bonds which are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source.

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IMPORTANT DEFINITIONS

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Tender Option Bonds: Synthetic floating or variable rate securities issued when long term bonds are purchased in the primary or secondary market and then deposited into a trust. Custodial receipts are then issued to investors, such as the fund, evidencing ownership interests in the trust. The remarketing agent for the trust sets a floating or variable rate on typically a weekly basis. Tender option bonds may be considered derivatives. Residual interest tender option bonds are beneficial interests in a tender option bond trust.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

market upswing, thus reducing the fund's opportunity to achieve its investment goal.

The fund may invest in tender option bonds and residual interest tender option bonds, and may also invest in securities the return of which is inversely related to changes in an interest rate (inverse floaters).

The fund manager may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into interest rate transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest with another party for that other party's obligation to pay or its right to receive another type of interest in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. These practices may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluctuate significantly in price within a short time period.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies. Any capital appreciation realized by the fund as a result of its normal investment activities will generally result in capital gain distributions subject to Federal capital gain taxation.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval. The fund may not change the requirement that it normally invest at least 80% of its assets in municipal securities without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of securities such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline

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may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due.

A B rating generally indicates that while the issuer can currently make its interest and principal payments, it probably will not be able to do so in times of financial difficulty. Non-investment grade securities carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also impact the market for lower-rated securities and the fund. The market for high yield bonds is not as liquid as the markets for higher rated securities. This means that it may be harder to buy and sell high yield bonds, especially on short notice, and high yield bonds may be more difficult for the fund to value accurately than higher rated securities. The market for high yield bonds could also be impacted by legal or tax changes.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

The fact that the fund concentrates its investments in securities of issuers located in Delaware raises special concerns. In particular, changes in the economic conditions and governmental policies of Delaware and its political subdivisions, including as a result of legislation or litigation changing the taxation of municipal securities or the rights of municipal security holders in the event of bankruptcy, could impact the value of the fund's shares.

Municipal securities include revenue bonds, general obligation bonds and municipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested

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in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Municipal securities also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities. Municipal lease obligations also are subject to the risk that the municipality will not appropriate the funds for lease payments.

The fund may invest without limit in bonds the interest on which may be subject to the Federal Alternative Minimum Tax. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for the fund to value accurately than securities of public corporations. In addition, municipal securities are subject to the risk that their tax treatment could be changed by Congress or state legislatures, thereby affecting the value of outstanding municipal securities.

The fund will rely on legal opinions of counsel to issuers of municipal securities as to the tax-free status of investments and will not do its own analysis.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Investments in tender option bonds, residual interest tender option bonds and inverse floaters expose the fund to the same risks as investments in derivatives, as well as risks associated with leverage, described below, especially the risk of increased volatility. An investment in these securities typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal. Distributions on residual interest tender option bonds and inverse floaters will bear an inverse relationship to short-term municipal security interest rates. Distributions on the

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residual interests and inverse floaters paid to the fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. Residual interest tender option bonds and inverse floaters generally will underperform the market for fixed rate municipal securities in a rising interest rate environment.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. The income from certain derivatives may be subject to Federal income tax.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the fund manager will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause a fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss subject to Federal capital gain taxation. Given the frequency of

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sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund's.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers Municipal Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

Service Shares were launched in October 2001. As of May 2, 2002, there were no Service Shares outstanding. The performance of Service Shares for the period in which they were not outstanding is based on the performance of Institutional Shares adjusted to reflect the class specific fees applicable to Service Shares at the time of such share class's launch. This information may be considered when assessing the fund's performance, but does not represent the actual performance of this share class.

As of 12/31

ANNUAL TOTAL RETURNS*

Delaware Municipal Bond

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As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	From Inception	Inception Date[1]
Delaware Municipal Bond
Return Before Taxes	3.51%	4.22%	4.41%	05/11/98
Return After Taxes on Distributions	3.51%	4.22%	4.36%
Return After Taxes on Distributions and Sale of Shares	3.68%	4.28%	4.40%
Lehman Brothers Municipal Bond (Reflects no deduction for fees, expenses or taxes)	4.84%	5.53%	5.37%**	N/A

  *  The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions.

    Source: BlackRock Advisors, LLC

  **  Daily returns not available. Based upon annualized returns from May 31, 1998.

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		.55%
Other expenses		.52%
Service fees	.25%
Other	.27%
Acquired fund fees and expenses		.01%
Total annual fund operating expenses		1.08%
Fee waivers and expense reimbursements[1]		.07%
Net expenses[1,2]		1.01%

  1  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Service class expenses to 1.00% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. Including voluntary waivers, the net expenses for the Service class of the fund are estimated to be 0.96% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses). These voluntary waivers may be terminated at any time. See the "Management" section for a discussion of these waivers and reimbursements.

  2  The fund is required to report interest expense associated with certain fund investments. Such interest expense for the fund for the most recent fiscal year (as reported in the fund's audited financial statements) was 1.26%. However, the fund did not actually pay such interest expense, and therefore the fund's actual "Net expenses" were as shown in the "Annual Fund Operating Expenses" table above.

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Interest Expense: The cost of borrowing money to buy additional securities.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

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Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:*

	1 Year	3 Years	5 Years	10 Years
Service Shares	$103	$337	$589	$1,311

  *  The fund is required to report interest expense associated with certain fund investments. Such interest expense for the fund for the most recent fiscal year (as reported in the fund's audited financial statements) was 1.26%. However, the fund did not actually pay such interest expense, and therefore the fund's actual "Net expenses" were as shown in the "Annual Fund Operating Expenses" table above. If the fund had paid such interest expense, your 1, 3, 5 and 10 Year expenses would be $230, $724, $1,244 and $2,671, respectively.

Fund Management

The fund management team is led by Michael Kalinoski, CFA, Director of BlackRock since 2006. Walter O'Connor, Managing Director of BlackRock since 2006, is a co-manager. Mr. Kalinoski and Mr. O'Connor joined BlackRock following the merger with Merrill Lynch Investment Managers (MLIM) in 2006. Mr. Kalinoski is a member of the Fixed Income Portfolio Management Group. His primary responsibility is managing client portfolios, with a sector emphasis on tax-exempt municipal securities. At MLIM, Mr. Kalinoski was responsible for managing the MuniEnhanced Fund, MuniYield Arizona Fund, MuniYield Quality Fund and MuniYield Quality Fund II. Prior to joining MLIM in 1999, Mr. Kalinoski was a municipal trader with Strong Capital Management. Mr. O'Connor was a Managing Director of Merrill Lynch Investment Managers (MLIM) from 2003 to 2006, a Director (Municipal Tax-Exempt Fund Management) of MLIM from 2000 to 2003, and a Vice President of MLIM from 1993 to 2000. Mr. Kalinoski and Mr. O'Connor have been managing the fund since 2006.

The Statement of Additional Information (SAI) provides additional information about the fund manager's compensation, other accounts managed by the fund manager, and the fund manager's ownership of securities in the fund.

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Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP (except for the reclassifications noted in the table below which were audited by Deloitte & Touche LLP). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For a Service Share Outstanding Throughout the Period)

Delaware Municipal Bond Portfolio

	For the Period 10/1/01 through 5/2/02[1]
Net asset value at beginning of period		$10.20
Income from investment operations
Net investment income		0.29 [2]
Net loss on investments (both realized and unrealized)		(0.09)
Total from investment operations		0.20
Less distributions
Distributions from net investment income		(0.28)
Total distributions		(0.28)
Net asset value at end of period		$10.12
Total return		1.95%[3]
Ratios/Supplemental data
Net assets at end of period (in thousands)	$	– – [4]
Ratios of expenses to average net assets
Net expenses (excluding interest expense and fees)		1.00%[5]
Net expenses (Including interest expense and fees)		1.63%[5]
Total expenses		1.80%[5]
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers		5.32%[5]
Before advisory/administration and other fee waivers		5.14%[5]
Portfolio turnover rate		13%

1  Audited by other auditors.

2  Calculated using the average shares outstanding method.

3  Not Annualized.

4  There were no Service shares outstanding on September 30, 2002.

5  Annualized.

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BlackRock

Ohio Municipal Bond Portfolio

IMPORTANT DEFINITIONS

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

General Obligation Bonds: Bonds which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.

High Yield Bonds: Sometimes referred to as "junk bonds", these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Lehman Brothers Municipal Bond Index: An unmanaged index of municipal bonds with the following characteristics: minimum credit rating of Baa, outstanding par value of at least $5 million and issued as part of a transaction of at least $50 million. In addition, the bonds must have a dated-date after December 31, 1990 and must be at least one year from their maturity date.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Effective October 2, 2006, the Ohio Tax-Free Income Portfolio was re-named the Ohio Municipal Bond Portfolio.

Investment Goal

The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in bonds issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies or authorities (and related tax-exempt derivative securities) the interest on which the fund manager believes is exempt from regular Federal income tax and Ohio state income tax (municipal securities). The interest on these securities may not be exempt from Federal Alternative Minimum Tax. The fund normally invests at least 80% of its assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers (including issuers located outside of Ohio). The other 20% of its assets can be invested in securities of non-municipal issuers the income from which is exempt from Federal income tax and/or Ohio state income tax and securities which are subject to Federal income tax and Ohio state income tax. The fund emphasizes municipal securities in the ten to twenty year maturity range.

The fund manager evaluates sectors of the municipal market and individual bonds within those sectors.

The fund may invest up to 20% of its assets in non-investment grade bonds (high yield or junk bonds) or convertible securities with a minimum rating of B. Split rated bonds will be considered to have the higher credit rating. If a security's rating falls below B, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not municipal securities (and therefore are subject to regular Federal income tax and Ohio state income tax) and may hold an unlimited amount of uninvested cash reserves. Such a temporary defensive strategy would be inconsistent with the fund's primary investment strategies. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment goal.

The fund may invest in tender option bonds and residual interest tender option bonds, and may also invest in securities the return of

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which is inversely related to changes in an interest rate (inverse floaters).

The fund manager may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into interest rate transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest with another party for that other party's obligation to pay or its right to receive another type of interest in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. These practices may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluctuate significantly in price within a short time period.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies. Any capital appreciation realized by the fund as a result of its normal investment activities will generally result in capital gain distributions subject to Federal capital gain taxation.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval. The fund may not change the requirement that it normally invest at least 80% of its assets in municipal securities without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of securities such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due.

A B rating generally indicates that while the issuer can currently make its interest and principal payments, it probably will not be able to do so in times of financial difficulty. Non-investment grade

IMPORTANT DEFINITIONS

Municipal Lease Obligations: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of the general obligations of the municipality.

Revenue Bonds: Bonds which are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Tender Option Bonds: Synthetic floating or variable rate securities issued when long term bonds are purchased in the primary or secondary market and then deposited into a trust. Custodial receipts are then issued to investors, such as the fund, evidencing ownership interests in the trust. The remarketing agent for the trust sets a floating or variable rate on typically a weekly basis. Tender option bonds may be considered derivatives. Residual interest tender option bonds are beneficial interests in a tender option bond trust.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

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securities carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also impact the market for lower-rated securities and the fund. The market for high yield bonds is not as liquid as the markets for higher rated securities. This means that it may be harder to buy and sell high yield bonds, especially on short notice, and high yield bonds may be more difficult for the fund to value accurately than higher rated securities. The market for high yield bonds could also be impacted by legal or tax changes.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

The fact that the fund concentrates its investments in securities of issuers located in Ohio raises special concerns. In particular, changes in the economic conditions and governmental policies of Ohio and its political subdivisions, including as a result of legislation or litigation changing the taxation of municipal securities or the rights of municipal security holders in the event of bankruptcy, could impact the value of the fund's shares.

Municipal securities include revenue bonds, general obligation bonds and municipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Municipal securities also

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include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities. Municipal lease obligations also are subject to the risk that the municipality will not appropriate the funds for lease payments.

The fund may invest without limit in bonds the interest on which may be subject to the Federal Alternative Minimum Tax. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for the fund to value accurately than securities of public corporations. In addition, municipal securities are subject to the risk that their tax treatment could be changed by Congress or state legislatures, thereby affecting the value of outstanding municipal securities.

The fund will rely on legal opinions of counsel to issuers of municipal securities as to the tax-free status of investments and will not do its own analysis.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Investments in tender option bonds, residual interest tender option bonds and inverse floaters expose the fund to the same risks as investments in derivatives, as well as risks associated with leverage, described below, especially the risk of increased volatility. An investment in these securities typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal. Distributions on residual interest tender option bonds and inverse floaters will bear an inverse relationship to short-term municipal security interest rates. Distributions on the residual interests and inverse floaters paid to the fund will be reduced or, in the extreme, eliminated as short-term municipal

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interest rates rise and will increase when short-term municipal interest rates fall. Residual interest tender option bonds and inverse floaters generally will underperform the market for fixed rate municipal securities in a rising interest rate environment.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. The income from certain derivatives may be subject to Federal income tax.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the fund manager will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause a fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage.

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High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss subject to Federal capital gain taxation. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund's.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers Municipal Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

Ohio Municipal Bond

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IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Interest Expense: The cost of borrowing money to buy additional securities.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
Ohio Municipal Bond
Return Before Taxes	3.08%	4.40%	4.89%	12/01/92
Return After Taxes on Distributions	2.49%	4.27%	4.82%
Return After Taxes on Distributions and Sale of Shares	2.82%	4.31%	4.81%
Lehman Brothers Municipal Bond (Reflects no deduction for fees, expenses or taxes)	4.84%	5.53%	5.76%	N/A

  *  The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions.
Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		.50%
Other expenses		.45%
Service fees	.25%
Other	.20%
Acquired fund fees and expenses		.01%
Total annual fund operating expenses		.96%
Fee waivers and expense reimbursements[1]		.05%
Net expenses[1,2]		.91%

  1  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Service class expenses to 0.90% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

  2  The fund is required to report interest expense associated with certain fund investments. Such interest expense for the fund for the most recent fiscal year (as reported in the fund's audited financial statements) was 0.67%. However, the fund did not actually pay such interest expense, and therefore the fund's actual "Net expenses" were as shown in the "Annual Fund Operating Expenses" table above.

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Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:*

	1 Year	3 Years	5 Years	10 Years
Service Shares	$93	$301	$526	$1,173

  *  The fund is required to report interest expense associated with certain fund investments. Such interest expense for the fund for the most recent fiscal year (as reported in the fund's audited financial statements) was 0.67%. However, the fund did not actually pay such interest expense, and therefore the fund's actual "Net expenses" were as shown in the "Annual Fund Operating Expenses" table above. If the fund had paid such interest expense, your 1, 3, 5 and 10 Year expenses would be $161, $509, $882 and $1,929, respectively.

Fund Management

The fund management team is led by Fred Stuebe, Director of BlackRock since 2006. Walter O'Connor, Managing Director of BlackRock since 2006, is a co-manager. Mr. Stuebe and Mr. O'Connor joined BlackRock following the merger with Merrill Lynch Investment Managers (MLIM) in 2006. Mr. Stuebe is a member of the Fixed Income Portfolio Management Group. His primary responsibility is managing client portfolios, with a sector emphasis on tax-exempt municipal securities. At MLIM, Mr. Stuebe was a director and portfolio manager on the tax-exempt team. Prior to joining MLIM in 1989, Mr. Stuebe was a portfolio manager at Old Republic Insurance Company. He began his career as a portfolio manager at First National Bank of Chicago. Mr. O'Connor was a Managing Director of Merrill Lynch Investment Managers (MLIM) from 2003 to 2006, a Director (Municipal Tax-Exempt Fund Management) of MLIM from 2000 to 2003, and a Vice President of MLIM from 1993 to 2000. Mr. Stuebe and Mr. O'Connor have been managing the fund since 2006.

The Statement of Additional Information (SAI) provides additional information about the fund manager's compensation, other accounts managed by the fund manager, and the fund manager's ownership of securities in the fund.

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Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For a Service Share Outstanding Throughout Each Period)

Ohio Municipal Bond Portfolio

	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$10.65	$10.89	$10.87	$11.09	$10.80
Income from investment operations
Net investment income	0.44 [2]	0.45 [2]	0.51 [2]	0.52	0.48
Net gain (loss) on investments (both realized and unrealized)	(0.12)	(0.21)	(0.02)	(0.26)	0.36
Total from investment operations	0.32	0.24	0.49	0.26	0.84
Less distributions
Distributions from net investment income	(0.44)	(0.48)	(0.47)	(0.48)	(0.55)
Total distributions	(0.44)	(0.48)	(0.47)	(0.48)	(0.55)
Net asset value at end of period	$10.53	$10.65	$10.89	$10.87	$11.09
Total return	3.06%	2.24%	4.60%	2.48%	8.08%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$1,122	$736	$700	$727	$205
Ratios of expenses to average net assets
Net expenses (excluding interest expense and fees)	0.90%	0.90%	0.81%	0.90%	0.90%
Net expenses (including interest expense and fees)	1.57%	1.34%	1.05%	1.23%	1.26%
Total expenses	1.67%	1.54%	1.26%	1.45%	1.48%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	4.25%	4.16%	4.74%	4.58%	4.59%
Before advisory/administration and other fee waivers	4.15%	3.96%	4.52%	4.36%	4.37%
Portfolio turnover rate	13%	9%	5%	15%	22%

1  Audited by other auditors.

2  Calculating using the average shares outstanding method.

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BlackRock

Kentucky Municipal Bond Portfolio

Effective October 2, 2006, the Kentucky Tax-Free Income Portfolio was re-named the Kentucky Municipal Bond Portfolio.

Investment Goal

The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in bonds issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies or authorities (and related tax-exempt derivative securities) the interest on which the fund manager believes is exempt from regular Federal income tax and Kentucky state income tax (municipal securities). The interest on these securities may not be exempt from Federal Alternative Minimum Tax. The fund normally invests at least 80% of its assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers (including issuers located outside of Kentucky). The other 20% of its assets can be invested in securities of non-municipal issuers the income from which is exempt from Federal income tax and/or Kentucky state income tax and securities which are subject to Federal income tax and Kentucky state income tax. The fund emphasizes municipal securities in the ten to twenty year maturity range.

The management team evaluates sectors of the municipal market and individual bonds within those sectors.

The fund may invest up to 20% of its assets in non-investment grade bonds (high yield or junk bonds) or convertible securities with a minimum rating of B. Split rated bonds will be considered to have the higher credit rating. If a security's rating falls below B, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not municipal securities (and therefore are subject to regular Federal income tax and Kentucky state income tax) and may hold an unlimited amount of uninvested cash reserves. Such a temporary defensive strategy would be inconsistent with the fund's primary investment strategies. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment goal.

IMPORTANT DEFINITIONS

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

General Obligation Bonds: Bonds which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.

High Yield Bonds: Sometimes referred to as "junk bonds", these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Lehman Brothers Municipal Bond Index: An unmanaged index of municipal bonds with the following characteristics: minimum credit rating of Baa, outstanding par value of at least $5 million and issued as part of a transaction of at least $50 million. In addition, the bonds must have a dated-date after December 31, 1990 and must be at least one year from their maturity date.

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IMPORTANT DEFINITIONS

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Municipal Lease Obligations: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of the general obligations of the municipality.

Revenue Bonds: Bonds which are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Tender Option Bonds: Synthetic floating or variable rate securities issued when long term bonds are purchased in the primary or secondary market and then deposited into a trust. Custodial receipts are then issued to investors, such as the fund, evidencing ownership interests in the trust. The remarketing agent for the trust sets a floating or variable rate on typically a weekly basis. Tender option bonds may be considered derivatives. Residual interest tender option bonds are beneficial interests in a tender option bond trust.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

The fund may invest in tender option bonds and residual interest tender option bonds, and may also invest in securities the return of which is inversely related to changes in an interest rate (inverse floaters).

The fund manager may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into interest rate transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest with another party for that other party's obligation to pay or its right to receive another type of interest in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. These practices may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluctuate significantly in price within a short time period.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies. Any capital appreciation realized by the fund as a result of its normal investment activities will generally result in capital gain distributions subject to Federal capital gain taxation.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval. The fund may not change the requirement that it normally invest at least 80% of its assets in municipal securities without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of securities such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future.

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Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due.

A B rating generally indicates that while the issuer can currently make its interest and principal payments, it probably will not be able to do so in times of financial difficulty. Non-investment grade securities carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also impact the market for lower-rated securities and the fund. The market for high yield bonds is not as liquid as the markets for higher rated securities. This means that it may be harder to buy and sell high yield bonds, especially on short notice, and high yield bonds may be more difficult for the fund to value accurately than higher rated securities. The market for high yield bonds could also be impacted by legal or tax changes.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

The fact that the fund concentrates its investments in securities of issuers located in Kentucky raises special concerns. In particular, changes in the economic conditions and governmental policies of Kentucky and its political subdivisions, including as a result of legislation or litigation changing the taxation of municipal securities or the rights of municipal security holders in the event of bankruptcy, could impact the value of the fund's shares.

Municipal securities include revenue bonds, general obligation bonds and municipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general

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revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Municipal securities also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities. Municipal lease obligations also are subject to the risk that the municipality will not appropriate the funds for lease payments.

The fund may invest without limit in bonds the interest on which may be subject to the Federal Alternative Minimum Tax. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for the fund to value accurately than securities of public corporations. In addition, municipal securities are subject to the risk that their tax treatment could be changed by Congress or state legislatures, thereby affecting the value of outstanding municipal securities.

The fund will rely on legal opinions of counsel to issuers of municipal securities as to the tax-free status of investments and will not do its own analysis.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Investments in tender option bonds, residual interest tender option bonds and inverse floaters expose the fund to the same risks as investments in derivatives, as well as risks associated with leverage, described below, especially the risk of increased volatility.

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An investment in these securities typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal. Distributions on residual interest tender option bonds and inverse floaters will bear an inverse relationship to short-term municipal security interest rates. Distributions on the residual interests and inverse floaters paid to the fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. Residual interest tender option bonds and inverse floaters generally will underperform the market for fixed rate municipal securities in a rising interest rate environment.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. The income from certain derivatives may be subject to Federal income tax.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the fund manager will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause a fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage.

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High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss subject to Federal capital gain taxation. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund's.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers Municipal Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

Kentucky Municipal Bond

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As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	Since Inception	Inception Date[1]
Kentucky Municipal Bond
Return Before Taxes	2.98%	3.90%	3.97%	05/11/98
Return After Taxes on Distributions	2.40%	3.77%	3.85%
Return After Taxes on Distributions and Sale of Shares	2.84%	3.83%	3.93%
Lehman Brothers Municipal Bond (Reflects no deduction for fees, expenses or taxes)	4.84%	5.53%	5.37%[2]	N/A

  *  The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions.
Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

  2  Daily returns not available. Based upon annualized returns from May 31, 1998.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		.55%
Other expenses		.55%
Service fees	.25%
Other	.30%
Acquired fund fees and expenses		.01%
Total annual fund operating expenses		1.11%
Fee waivers and expense reimbursements[1]		.10%
Net expenses[1,2]		1.01%

  1  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Service class expenses to 1.00% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. Including voluntary waivers, the net expenses for the Service class of the fund are estimated to be 0.96% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses). These voluntary waivers may be terminated at any time. See the "Management" section for a discussion of these waivers and reimbursements.

  2  The fund is required to report interest expense associated with certain fund investments. Such interest expense for the fund for the most recent fiscal year (as reported in the fund's audited financial statements) was 0.56%. However, the fund did not actually pay such interest expense, and therefore the fund's actual "Net expenses" were as shown in the "Annual Fund Operating Expenses" table above.

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Interest Expense: The cost of borrowing money to buy additional securities.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

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Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:*

	1 Year	3 Years	5 Years	10 Years
Service Shares	$103	$343	$602	$1,343

  *  The fund is required to report interest expense associated with certain fund investments. Such interest expense for the fund for the most recent fiscal year (as reported in the fund's audited financial statements) was 0.56%. However, the fund did not actually pay such interest expense, and therefore the fund's actual "Net expenses" were as shown in the "Annual Fund Operating Expenses" table above. If the fund had paid such interest expense, your 1, 3, 5 and 10 Year expenses would be $160, $517, $898 and $1,968, respectively.

Fund Management

The fund management team is led by Fred Stuebe, Director of BlackRock since 2006. Walter O'Connor, Managing Director of BlackRock since 2006, is a co-manager. Mr. Stuebe and Mr. O'Connor joined BlackRock following the merger with Merrill Lynch Investment Managers (MLIM) in 2006. Mr. Stuebe is a member of the Fixed Income Portfolio Management Group. His primary responsibility is managing client portfolios, with a sector emphasis on tax-exempt municipal securities. At MLIM, Mr. Stuebe was a director and portfolio manager on the tax-exempt team. Prior to joining MLIM in 1989, Mr. Stuebe was a portfolio manager at Old Republic Insurance Company. He began his career as a portfolio manager at First National Bank of Chicago. Mr. O'Connor was a Managing Director of Merrill Lynch Investment Managers (MLIM) from 2003 to 2006, a Director (Municipal Tax-Exempt Fund Management) of MLIM from 2000 to 2003, and a Vice President of MLIM from 1993 to 2000. Mr. Stuebe and Mr. O'Connor have been managing the fund since 2006.

The Statement of Additional Information (SAI) provides additional information about the fund manager's compensation, other accounts managed by the fund manager, and the fund manager's ownership of securities in the fund.

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Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For a Service Share Outstanding Throughout Each Period)

Kentucky Municipal Bond Portfolio

	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$9.70	$9.74	$9.78	$9.99	$9.95
Income from investment operations
Net investment income	0.43 [2]	0.43 [2]	0.43 [2]	0.45	0.46
Net gain (loss) on investments (both realized and unrealized)	(0.18)	(0.14)	(0.08)	(0.19)	0.06
Total from investment operations	0.25	0.29	0.35	0.26	0.52
Less distributions
Distributions from net investment income	(0.36)	(0.33)	(0.39)	(0.47)	(0.48)
Total distributions	(0.36)	(0.33)	(0.39)	(0.47)	(0.48)
Net asset value at end of period	$9.59	$9.70	$9.74	$9.78	$9.99
Total return	2.69%	3.04%	3.69%	2.74%	5.40%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$263	$248	$247	$103	$92
Ratios of expenses to average net assets
Net expenses (excluding interest expense and fees)	0.97%	1.00%	1.00%	1.00%	1.00%
Net expenses (including interest expense and fees)	1.53%	1.35%	1.16%	1.18%	1.16%
Total expenses	1.68%	1.52%	1.33%	1.36%	1.33%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	4.50%	4.38%	4.40%	4.57%	4.69%
Before advisory/administration and other fee waivers	4.35%	4.21%	4.22%	4.39%	4.52%
Portfolio turnover rate	8%	4%	7%	34%	11%

1  Audited by other auditors.

2  Calculated using the average shares outstanding method.

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About Your Investment

Buying Shares

Service Shares are offered without a sales charge to financial institutions (such as banks and brokerage firms) acting on behalf of their customers, certain persons who were shareholders of the Compass Capital Group of Funds at the time of its combination with The PNC® Fund in 1996 and investors that participate in the Capital DirectionsSM asset allocation program. Service Shares will normally be held by institutions or in the name of nominees of institutions on behalf of their customers. Service Shares are normally purchased through a customer's account at an institution through procedures established by the institution. In these cases, confirmation of share purchases and redemptions will be sent to the institutions. A customer's ownership of shares will be recorded by the institution and reflected in the account statements provided by the institutions to their customers. Investors wishing to purchase Service Shares should contact their institutions.

Purchase orders may be placed by calling (800) 441-7762.

What Price Per Share Will You Pay?

The price of mutual fund shares generally changes every day the New York Stock Exchange (NYSE) is open (business day). A mutual fund is a pool of investors' money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $50 million and has 5 million shares outstanding, the net asset value (NAV) per share is $10.

Purchase orders received by the close of regular trading on the NYSE (currently 4 p.m. (Eastern time)) on each day the NYSE is open will be priced based on the NAV calculated at the close of trading on that day. NAV is calculated separately for each class of shares of each fund as of the close of business on the NYSE, generally 4 p.m. (Eastern time), each day the NYSE is open.

Shares will not be priced on days the NYSE is closed. Purchase orders received after the close of trading will be priced based on the next calculation of NAV. Non-U.S. securities and certain other securities held by a fund may trade on days when the NYSE is closed. In these cases, net asset value of shares may change when fund shares cannot be bought or sold.

Since the NAV changes daily, the price of your shares depends on the time that your order is received.

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Each fund's assets are valued primarily on the basis of market quotations. Certain short-term debt securities are valued on the basis of amortized cost. When a determination is made that market quotations are not readily available, including, but not limited to, when (i) the exchange or market on which a security is traded does not open for trading for an entire trading day and no other market prices are available, (ii) a particular security does not trade regularly or has had its trading halted, (iii) a security does not have a price source due to its lack of liquidity, (iv) BlackRock believes a market quotation from a broker-dealer is unreliable (e.g., where it varies significantly from a recent trade), (v) the security is thinly traded or (vi) there has been a significant subsequent event, each fund values the affected securities at fair value as determined by BlackRock pursuant to procedures adopted by the Fund's Board of Trustees. For example, the fund will value a security that trades principally on a foreign market using the most recent closing market price from the market on which the security principally trades, unless, in BlackRock's judgment, a significant event subsequent to the market close has rendered such market closing price unreliable. Because significant events could affect the value of a foreign security between the close of the foreign market where the security is principally traded and the time the fund calculates its NAV, such closing price may not be reflective of current market conditions. In this case, the fund will use what it believes to be the fair value of the security as of the time the fund calculates its NAV.

Fair value represents a good faith approximation of the value of a security. A security's valuation may differ depending on the method used for determining value. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining a fund's NAV. As a result, a fund's sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

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Paying for Shares

Payment for Service Shares must normally be made in Federal funds or other funds immediately available by 4 p.m. (Eastern time) on the first business day following receipt of the order. Payment may also, at the discretion of the Fund, be made in the form of securities that are permissible investments for the respective fund.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Fund, to obtain, verify and record information that identifies each person who opens an account. When opening an account, you will be asked for your name, address, date of birth and other information that will allow the Fund to identify you. The Fund may also ask to see other identifying documents such as a driver's license (for individuals) or Articles of Incorporation or other formation documents (for institutions). The Fund may use a third party to obtain and verify this information. The Fund may not be able to establish an account, or it may close your existing account and/or redeem your shares involuntarily, if you do not provide sufficient information within the relevant time periods.

How Much is the Minimum Investment?

The minimum investment for the initial purchase of Service Shares is $5,000; however, institutions may set a higher minimum for their customers. There is no minimum requirement for later investments. The Fund does not accept third party checks as payment for shares.

The Fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements for any shareholder and suspend and resume the sale of any share class of any fund at any time for any reason.

Distribution and Service Plan

The Fund has adopted a plan (the Plan) that allows the Fund to pay distribution fees for the sale of its shares under Rule 12b-1 of the Investment Company Act and shareholder servicing fees for certain services provided to its shareholders. The Fund does not make distribution payments under the Plan with respect to Service Shares.

Under the Plan, the Fund pays shareholder servicing fees to brokers, dealers, financial institutions and industry professionals (including BlackRock, PNC Bank, Merrill Lynch & Co., Inc.

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(Merrill Lynch) and their affiliates) (Service Organizations) whereby the Service Organizations provide support services to their customers who own Service Shares in return for these fees. The Fund may pay a shareholder servicing fee of up to 0.25% per year of the average daily net asset value of Service Shares of a fund. All Service Shares pay this shareholder servicing fee.

In return for the shareholder servicing fee, Service Organizations (including BlackRock) may provide one or more of the following services to their customers who own Service Shares:

(1)  Responding to customer questions on the services performed by the Service Organization and investments in Service Shares;

(2)  Assisting customers in choosing and changing dividend options, account designations and addresses; and

(3)  Providing other similar shareholder liaison services.

The shareholder servicing fees payable pursuant to the Plan are fees payable for the administration and servicing of shareholder accounts and not costs which are primarily intended to result in the sale of a fund's shares.

Because the fees paid by the Fund under the Plan are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

For more information on the Plan including a complete list of services provided thereunder, see the SAI.

In addition to, rather than in lieu of, distribution and shareholder servicing fees that the Fund may pay to a Service Organization pursuant to the Plan and fees the Fund pays to its transfer agent, the Fund may enter into non-Plan agreements with Service Organizations pursuant to which the Fund will pay a Service Organization for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization or (2) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial.

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The Plan permits BlackRock, BlackRock Distributors, Inc. (the Distributor) and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Fund). From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits. BlackRock, the Distributor and their affiliates may compensate affiliated and unaffiliated Service Organizations for the sale and distribution of shares of the Fund or for these other services to the Fund and shareholders. These payments would be in addition to the Fund payments described in this Prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Service Organization, or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as "revenue sharing" payments. In some circumstances, these revenue sharing payments may create an incentive for a Service Organization, its employees or associated persons to recommend or sell shares of the Fund to you. Please contact your Service Organization for details about payments it may receive from the Fund or from BlackRock, the Distributor or their affiliates. For more information, see the SAI.

Selling Shares

Customers of institutions may redeem Service Shares in accordance with the procedures applicable to their accounts with the institutions. These procedures will vary according to the type of account and the institution involved and customers should consult their account managers in this regard. Institutions are responsible for transmitting redemption orders and crediting their customers' accounts with redemption proceeds on a timely basis.

Institutions may place redemption orders by telephoning (800) 441-7762. Shares are redeemed at the NAV per share next determined after receipt of the redemption order minus any applicable redemption fee. See "Market Timing and Redemption Fees" below. The Fund, its administrators and the Distributor will employ reasonable procedures to confirm that instructions

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communicated by telephone are genuine. The Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures.

Payment for redeemed shares for which a redemption order is received before 4 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming institution on the next business day, provided that the funds' custodian is also open for business. Payment for redemption orders received after 4 p.m. (Eastern time) or on a day when the funds' custodian is closed is normally wired in Federal funds on the next business day following redemption on which the funds' custodian is open for business. The Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgement of the Fund, an earlier payment could adversely affect a fund. No charge for wiring redemption payments is imposed by the Fund, although institutions may charge their customer accounts for redemption services.

Information relating to such redemption services and charges, if any, should be obtained by customers from their institutions.

Persons who were shareholders of the Compass Capital Group of Funds at the time of its combination with The PNC® Fund may redeem for cash some or all of their shares of a fund at any time by sending a written redemption request in proper form to BlackRock Funds, c/o PFPC Inc., P.O. Box 9819, Providence, RI 02940. They may also redeem shares by telephone if they have signed up for the expedited redemption privilege.

During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Redemption requests may also be mailed to BlackRock Funds, c/o PFPC Inc., P.O. Box 9819, Providence, RI 02940.

The Fund is not responsible for the efficiency of the Federal wire system or the shareholder's firm or bank. The Fund does not currently charge for wire transfers. The shareholder is responsible for any charges imposed by the shareholder's bank. To change the name of the single, designated bank account to receive wire redemption proceeds, it is necessary to send a written request to BlackRock Funds, c/o PFPC Inc., P.O. Box 9819, Providence, RI 02940.

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The Fund may refuse a telephone redemption request if it believes it is advisable to do so.

Persons who were shareholders of an investment portfolio of the Compass Capital Group of Funds at the time of the portfolio combination with The PNC® Fund may also purchase and redeem Service Shares of the same fund and for the same account in which they held shares on that date through the procedures described in this section.

Market Timing and Redemption Fees

The Board of Trustees of the Fund has determined that the interests of long-term shareholders and the Fund's ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations—also known as "market timing." The funds are not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege for Investor, Institutional and R Shares is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of a fund and its shareholders. For example, large flows of cash into and out of a fund may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve the fund's investment goal. Frequent trading may cause a fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce a fund's performance.

A fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of the fund's portfolio securities and the determination of the fund's NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling fund shares at a price that does not reflect their true value. A similar risk exists for funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. The Fund will seek to

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eliminate these opportunities by using fair value pricing, as described in "What Price Per Share Will You Pay?" above.

The Fund discourages market timing and seeks to prevent frequent purchases and sales or exchanges of fund shares that it determines may be detrimental to a fund or long-term shareholders. The Board of Trustees has approved the policies discussed below to seek to deter market timing activity. The Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of fund shares because legitimate strategies, such as asset allocation, dollar cost averaging or similar activities, may result in frequent trading of fund shares. It is not expected that shareholders would be harmed by such legitimate activities.

If, as a result of its own investigation, information provided by a financial intermediary or other third party, or otherwise, the Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If the Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and the Fund will not be responsible for any losses you therefore may suffer. In addition, any redemptions or exchanges that you make (as a result of the activity described above or otherwise) will be subject to any and all redemption fees, as described below. For transactions placed directly with the Fund, the Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Fund. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide the Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated are not known by the Fund. While the Fund monitors for market timing activity, the Fund may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the funds. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a financial intermediary is determined by the Fund to

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be engaged in market timing or other improper trading activity, the Fund's distributor may terminate such financial intermediary's agreement with the distributor, suspend such financial intermediary's trading privileges or take other appropriate actions.

Each of the Fund's High Yield Bond, International Bond, Aurora, Small/Mid-Cap Growth, Small Cap Value Equity, Small Cap Core Equity, Small Cap Growth Equity, Health Sciences Opportunities, Global Science & Technology Opportunities, Global Resources, All-Cap Global Resources, U.S. Opportunities, Global Opportunities and International Opportunities Portfolios will automatically assess and retain a fee of 2% of the current NAV, after excluding the effect of any contingent deferred sales charges, of shares being redeemed or exchanged within 30 days of acquisition (other than those acquired through reinvestment of dividends or other distributions). A new 30-day period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Portfolio A are exchanged for shares of Portfolio B 20 days after the purchase of the Portfolio A shares, followed in 20 days by an exchange of the Portfolio B shares for shares of Portfolio C, will be subject to two redemption fees (one on each exchange).

The redemption fee is for the benefit of the remaining shareholders of a fund and is intended to encourage long-term investment, to compensate for transaction and other expenses caused by early redemptions and exchanges, and to facilitate portfolio management. The "first-in, first-out" method is used to determine the holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. The Fund sells shares to some 401(k) plans, 403(b) plans, bank or trust company accounts, and accounts of certain financial institutions or intermediaries that do not apply the redemption fee to underlying shareholders, often because of administrative or systems limitations. From time to time, with the approval of the Fund, the redemption fee will not be assessed on redemptions or exchanges by: (i) accounts of asset allocation programs or wrap programs whose trading practices are determined by the Fund not to be detrimental to a fund or long-term shareholders (e.g., model driven programs with periodic automatic portfolio rebalancing that prohibit participant-directed trading and other programs with similar characteristics); (ii) accounts of shareholders who have died or become disabled; (iii) shareholders redeeming or exchanging shares through the

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Fund's Systematic Withdrawal Plan, Systematic Exchange Plan or in connection with required distributions from an IRA, 401(k) plan, 403(b) plan, or any other Internal Revenue Code Section 401 qualified employee benefit plan or account, or distribution from a 529 plan; (iv) shareholders executing rollovers of current investments in the Fund through qualified employee benefit plans; and (v) certain other accounts in the absolute discretion of the Fund when the redemption fee is de minimis or a shareholder can demonstrate hardship. The Fund reserves the right to modify or eliminate these waivers at any time.

There is no assurance that the methods described above will prevent market timing on other trading that may be deemed abusive.

The Fund may from time to time use other methods that it believes are appropriate to deter market timing or other trading activity that may be detrimental to a fund or long-term shareholders.

The Fund's Rights

The Fund may:

■  Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions, described in the Investment Company Act,

■  Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act or as described in the third paragraph in the section "Selling Shares" above,

■  Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level, as described below, and

■  Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act.

Accounts with Low Balances

The Fund may redeem a shareholder's account in any fund at any time if the net asset value of the account in such fund falls below the required minimum initial investment as the result of a redemption or an exchange request. The shareholder will be notified in writing that the value of the account is less than the required amount and the shareholder will be allowed 60 days to make additional investments before the redemption is processed.

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IMPORTANT DEFINITIONS

Adviser: The adviser of a mutual fund is responsible for the overall investment management of the fund. The adviser for BlackRock Funds is BlackRock.

Sub-Adviser: The sub-adviser of a fund is responsible for its day-to-day management and will generally make all buy and sell decisions. Sub-advisers also provide research and credit analysis. The sub-adviser for all the funds is BlackRock Financial Management, Inc.

Statements

Every shareholder automatically receives quarterly account statements. In addition, for tax purposes, shareholders also receive a yearly statement describing the characteristics of any dividends or other distributions received.

Management

BlackRock Funds' adviser is BlackRock Advisors, LLC (BlackRock). BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 100 Bellevue Parkway, Wilmington, DE 19809. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with approximately $1.125 trillion of assets under management as of December 31, 2006. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc. and Merrill Lynch & Co., Inc. BlackRock Financial Management, Inc. (BFM), an affiliate of BlackRock located at 40 E. 52nd Street, New York, NY 10022, acts as sub-adviser to the funds.

For their investment advisory and sub-advisory services, BlackRock and BFM, as applicable, are entitled to fees computed daily on a fund-by-fund basis and payable monthly. For the fiscal year ended September 30, 2006, the aggregate advisory fees paid by the funds to BlackRock as a percentage of average daily net assets were:

Enhanced Income	0.04%
Low Duration Bond	0.26%
Intermediate Government Bond	0.42%
Intermediate Bond II	0.31%
Intermediate Bond	0.02%
Total Return II	0.28%
Total Return	0.24%
Government Income	0.28%
Inflation Protected Bond	0.00%
GNMA	0.25%
Managed Income	0.48%
International Bond	0.54%
High Yield Bond	0.38%
AMT-Free Municipal Bond	0.30%
Delaware Municipal Bond	0.45%
Ohio Municipal Bond	0.43%
Kentucky Municipal Bond	0.43%

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The maximum annual advisory fees that can be paid to BlackRock (as a percentage of average daily net assets) are as follows:

Total Annual Advisory Fee (Before Waivers)

	Each Fund Except Enhanced Income, Int'l Bond, Inflation Protected Bond, GNMA, KY Municipal Bond, DE Municipal Bond	Int'l Bond, GNMA, KY Municipal Bond DE Municipal Bond	Inflation Protected Bond
AVG DAILY NET ASSETS	INVESTMENT ADVISORY FEE	INVESTMENT ADVISORY FEE	INVESTMENT ADVISORY FEE
First $1 billion	0.500%	0.550%	0.400%
$1 billion- $2 billion	0.450%	0.500%	0.375%
$2 billion- $3 billion	0.425%	0.475%	0.350%
greater than $3 billion	0.400%	0.450%	0.325%

The maximum annual advisory fees that can be paid to BlackRock for the Enhanced Income Portfolio (as a percentage of average daily net assets) is .40%.

A discussion regarding the basis for the Board of Trustees of the Fund approving the Fund's investment advisory contracts is available in the Fund's semi-annual report to shareholders.

Information about the portfolio manager for each of the funds is presented in the appropriate fund section.

As discussed above, BlackRock has agreed contractually to cap net expenses (excluding (i) interest, taxes, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by a fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, a fund's investments; and (iv) other extraordinary expenses not incurred in the ordinary course of a fund's business, if any) of each share class of each fund at the levels shown in each fund's expense table.

To achieve this cap, BlackRock and the Fund have entered into an expense limitation agreement. The agreement sets a limit on certain of the operating expenses of each class of shares and requires BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit.

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If within two years following a waiver or reimbursement, the operating expenses of a share class that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that share class, the share class is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the fund of which the share class is a part has more than $50 million in assets, (2) BlackRock or an affiliate serves as the fund's investment adviser or administrator and (3) the Board of Trustees of the Fund has approved in advance the payments to BlackRock at the previous quarterly meeting of the Board.

Conflicts of Interest

The investment activities of BlackRock and its affiliates (including, for these purposes, Merrill Lynch & Co., Inc., BlackRock, Inc., The PNC Financial Services Group, Inc. and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively with BlackRock, the Affiliates)) in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock provides investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the funds. BlackRock and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more Affiliates act or may act as an investor, investment banker, research provider, investment manager, financer, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in the global fixed income, currency, commodity, equity and other markets in which the funds directly and indirectly invest. Thus, it is likely that the funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate performs or seeks to perform investment banking or other services. One or more Affiliates may engage in proprietary trading and advise accounts and mutual funds that have investment objectives similar to those of the funds and/or that engage in and compete for transactions in the same types of securities, currencies and instruments as the funds. The trading activities of these Affiliates are carried out without reference to positions held directly or indirectly by the funds and may result in an Affiliate having positions that are adverse to those of the

160

funds. No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the funds. As a result, an Affiliate may compete with the funds for appropriate investment opportunities. The results of the funds' investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the funds could sustain losses during periods in which one or more Affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the funds may, from time to time, enter into transactions in which an Affiliate or its other clients have an adverse interest. Furthermore, transactions undertaken by an Affiliate or Affiliate-advised clients may adversely impact the funds. Transactions by one or more Affiliate-advised clients or BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the funds. The funds' activities may be limited because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. In addition, the funds may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. The funds also may invest in securities of companies for which an Affiliate provides or may some day provide research coverage. An Affiliate may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the funds or who engage in transactions with or for the funds. The funds may also make brokerage and other payments to an Affiliate in connection with the funds' portfolio investment transactions.

Under a securities lending program approved by the Fund's Board of Trustees, the Fund has retained an Affiliate of BlackRock to serve as the securities lending agent for the funds to the extent that a fund participates in the securities lending program. For these services, the lending agent may receive a fee from the funds, including a fee based on the returns earned on the funds' investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the funds may lend its portfolio securities under the securities lending program.

The activities of BlackRock or its Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock has adopted policies and procedures

161

designed to address these potential conflicts of interest. See the SAI for further information.

Dividends and Distributions

Black Rock Funds makes two kinds of distributions to shareholders: net investment income and net realized capital gains.

Distributions of net investment income derived by a fund are paid within 10 days after the end of each month. The Fund's Board of Trustees may change the timing of such dividend payments.

Net realized capital gains (including net short-term capital gains), if any, will be distributed by a fund at least annually at a date determined by the Fund's Board of Trustees.

Your distributions will be reinvested at net asset value in new shares of the same class of the fund unless you instruct PFPC Inc. in writing to pay them in cash. There are no sales charges on these reinvestments.

If you invest in a fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as "buying a dividend." Distributions that are declared in December, but paid in January are taxable as if they were paid in December.

Taxation of Distributions

Distributions paid out of a fund's "net capital gain" will be taxed to shareholders as long-term capital gain, regardless of how long a shareholder has owned shares. Distributions of net investment income, other than exempt-interest dividends, and net short-term capital gains, will generally be taxed to shareholders as ordinary income. However, individual shareholders who satisfy certain holding period requirements and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to "qualified dividend income" received by the fund. "Qualified dividend income" generally consists of dividends received from U.S. corporations (other than dividends from tax exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations.

162

Each of the AMT-Free Municipal Bond, Delaware Municipal Bond, Ohio Municipal Bond and Kentucky Municipal Bond Portfolios intends to pay most of its dividends as exempt-interest dividends, which means such dividends are exempt from regular Federal income tax. However, each of these funds may generally invest up to 20% of its assets in non-municipal securities, the interest on which will be subject to Federal income tax. In addition, a certain portion of the dividends distributed by a fund may be subject to the Federal Alternative Minimum Tax. The state or municipality where you live may not charge you state and local taxes on dividends paid with respect to interest on obligations of such state or municipality. Otherwise, these dividends will generally be subject to state and local taxes.

Dividends paid with respect to interest on securities issued by the U.S. Government and its agencies may also be exempt from some types of state and local taxes.

Your annual tax statement from the Fund will present in detail the tax status of your distributions for each year.

If more than half of the total asset value of a fund is invested in non-U.S. securities, the fund may elect to "pass through" to its shareholders the amount of non-U.S. income taxes paid by it. In such case, you would be required to include your proportionate share of such taxes in your income and may be entitled to deduct or credit such taxes when computing your taxable income.

If you do not provide a fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

Non-U.S. investors may be subject to U.S. withholding and/or estate tax, and will be subject to special U.S. tax certification requirements. Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax adviser about federal, state and local tax consequences of owning shares of the Fund.

163

Important Notice Regarding Delivery of Shareholder Documents

The funds deliver only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as "householding" and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Electronic Access to Annual Reports, Semi-Annual Reports and Prospectuses

Electronic copies of most financial reports and prospectuses are available on the Fund's website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semiannual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)  Access the BlackRock website at http://www.blackrock.com/edelivery

2)  Log into your account

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, Clients) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

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BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

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For more information:

This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Fund is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports

These reports contain additional information about each of the funds' investments. The annual report describes the funds' performance, lists portfolio holdings, and discusses recent market conditions, economic trends and fund investment strategies that significantly affected the funds' performance for the last fiscal year.

Statement of Additional Information (SAI)

A Statement of Additional Information, dated January 31, 2007, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the Fund, may be obtained free of charge, along with the Fund's annual and semi-annual reports, by calling (800) 441-7762. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus.

BlackRock Investment Services

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:00 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 441-7762.

Purchases and Redemptions

Call your registered representative or (800) 441-7762.

World Wide Web

Access general fund information and specific fund performance, including SAI and annual/semi-annual reports, free of charge. Request mutual fund prospectuses and literature. Forward mutual fund inquiries. www.blackrock.com/funds

Written Correspondence

BlackRock Funds
c/o PFPC Inc.
PO Box 9819
Providence, RI 02940-8019

Overnight Mail

BlackRock Funds
c/o PFPC Inc.
101 Sabin Street
Pawtucket, RI 02860

Internal Wholesalers/Broker Dealer Support

Available to support investment professionals 8:30 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 882-0052.

Portfolio Characteristics and Holdings

A description of the Fund's policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 882-0052.

Securities and Exchange Commission

You may also view and copy public information about the Fund, including the SAI, by visiting the EDGAR database on the SEC Web site (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC directly at (202) 551-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549.

INVESTMENT COMPANY ACT FILE NO. 811-05742

PRO-BD-SVC 07

ALTERNATIVES BLACKROCK SOLUTIONS EQUITIES FIXED INCOME LIQUIDITY REAL ESTATE

BlackRock Funds
Bond Portfolios

Institutional Shares

Prospectus

January 31, 2007

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

Enhanced Income

Low Duration Bond

Intermediate Government Bond

Intermediate Bond II

Intermediate Bond

Total Return II

Total Return

Government Income

Inflation Protected Bond

GNMA

Managed Income

International Bond

High Yield Bond

AMT-Free Municipal Bond

Delaware Municipal Bond

Ohio Municipal Bond

Kentucky Municipal Bond

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of

Contents

How to find the information you need	How to find the information you need	1

	THE BLACKROCK BOND PORTFOLIOS

	Enhanced Income	2

	Low Duration Bond	10

	Intermediate Government Bond	19

	Intermediate Bond II	27

	Intermediate Bond	35

	Total Return II	44

	Total Return	52

	Government Income	61

	Inflation Protected Bond	69

	GNMA	79

	Managed Income	87

	International Bond	95

	High Yield Bond	103

	AMT-Free Municipal Bond	112

	Delaware Municipal Bond	121

	Ohio Municipal Bond	130

	Kentucky Municipal Bond	139

About Your Investment	How to Buy/Sell Shares	148

	Dividends/Distributions/Taxes	161

How to Find the

Information You Need

About BlackRock Funds

This is the BlackRock Bond Portfolios Prospectus. It has been written to provide you with the information you need to make an informed decision about whether to invest in BlackRock Funds (the Fund). The Fund's investment adviser is BlackRock Advisors, LLC (BlackRock).

This Prospectus contains information on 17 of the BlackRock Bond funds. The Prospectus has been organized so that each fund has its own short section. Simply turn to the section for any particular fund to read about important fund facts. Also included are sections that tell you about buying and selling shares, certain fees and expenses, shareholder features of the funds and your rights as a shareholder. These sections apply to all the funds.

Effective October 2, 2006, the names of certain funds were changed as follows:

Previous Name	New Name
Intermediate Bond Portfolio	Intermediate Bond Portfolio II

Intermediate PLUS Bond Portfolio	Intermediate Bond Portfolio

Core Bond Total Return Portfolio	Total Return Portfolio II

Core PLUS Total Return Portfolio	Total Return Portfolio

Tax-Free Income Portfolio	AMT-Free Municipal Bond Portfolio

Delaware Tax-Free Income Portfolio	Delaware Municipal Bond Portfolio

Ohio Tax-Free Income Portfolio	Ohio Municipal Bond Portfolio

Kentucky Tax-Free Income Portfolio	Kentucky Municipal Bond Portfolio

1

BlackRock

Enhanced Income Portfolio

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Citigroup 1-Year Treasury Index: An unmanaged index that measures total return for the one-year on-the-run coupon Treasury security. The index consists of existing U.S. Treasury bonds with approximately one year to maturity with each issue having at least $1 billion public amount outstanding.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.

Commercial Paper: Short-term securities with maturities of 1 to 270 days which are issued by banks, corporations and others.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Investment Goal

The fund seeks to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in bonds diversified among several categories. The fund's dollar-weighted effective duration will be between 0 and 18 months during normal market conditions.

The management team evaluates sectors of the bond market and individual securities within these sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities, corporate bonds and non-U.S. Government securities. The fund may also invest in money market instruments, such as U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets of more than $1 billion (including obligations of foreign branches of such banks) and high quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard and Poor's, Prime-2 or higher by Moody's or F-2 or higher by Fitch. The fund may invest in unrated notes, paper and other instruments that are determined by the fund management team to be of comparable quality to the instruments described above. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return.

The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or, if unrated, determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. The fund may also invest up to 25% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The fund's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

If a security's rating falls below investment grade, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

2

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. From time to time, the fund will use derivatives for leverage purposes, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

IMPORTANT DEFINITIONS

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

3

The fund may invest up to 25% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non- U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and

4

credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet

5

segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Institutional Shares. The information shows you how the fund's performance will vary and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Citigroup 1-Year Treasury Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

Enhanced Income

6

As of 12/31/06

AVERAGE ANNUAL RETURNS*

	1 Year	Since Inception	Inception Date[1]
Enhanced Income
Return Before Taxes	4.53%	2.76%	03/04/04
Return After Taxes on Distributions	2.96%	1.59%
Return After Taxes on Distributions and Sale of Shares	2.92%	1.67%
Citigroup 1-Yr. Treasury (Reflects no deduction for fees, expenses or taxes)	4.24%	2.47%	N/A

  *  The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	.40%
Other expenses	.28%
Acquired fund fees and expenses	.01%
Total annual fund operating expenses	.69%
Fee waivers and expense reimbursements[1]	.28%
Net expenses[1]	.41%

  1  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Institutional class expenses to 0.40% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. Including voluntary waivers, the net expenses for the Institutional class of the fund are estimated to be 0.34% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses). These voluntary waivers may be terminated at any time. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

7

at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$42	$193	$356	$832

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Scott Amero, Managing Director of BFM since 1990, Keith Anderson, Managing Director of BFM since 1988 and Vice Chairman since 2006, and Todd Kopstein, Managing Director of BFM since 2003.

Mr. Amero is co-head of BlackRock's fixed income portfolio management team, a member of the Management Committee and co-chair of the Fixed Income Investment Strategy Group. Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. He is also the head of global fixed income research.

Mr. Anderson is responsible for global fixed income strategy, asset allocation and the overall management of client portfolios. In this capacity, he coordinates BlackRock's team of portfolio managers and credit analysts who specialize in the government, agency, corporate and mortgage sectors and sub-sectors, worldwide. He is the Global Chief Investment Officer for Fixed Income, a member of BlackRock's Management and Executive Committees and Chairman of the Investment Strategy Group.

With BlackRock since 1994, Mr. Kopstein is a member of the Investment Strategy Group and his primary responsibility is managing total return portfolios, with a sector emphasis on short duration securities.

Mr. Anderson, Mr. Amero and Mr. Kopstein have been portfolio co-managers of the fund since inception.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

8

Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP. Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Institutional Share Outstanding Throughout Each Period)

Enhanced Income Portfolio

	Year Ended 9/30/06	Year Ended 9/30/05	For the Period 3/19/04[1] through 9/30/04
Net asset value at beginning of period	$9.86	$9.94	$10.00
Income from investment operations
Net investment income	0.40 [2]	0.27 [2]	0.09 [2]
Net loss on investments (both realized and unrealized)	– –	(0.07)	(0.05)
Total from investment operations	0.40	0.20	0.04
Less distributions
Distributions from net investment income	(0.41)	(0.28)	(0.10)
Total distributions	(0.41)	(0.28)	(0.10)
Net asset value at end of period	$9.85	$9.86	$9.94
Total return	4.11%	2.05%	0.40%[3]
Ratios/Supplemental data
Net assets at end of period (in thousands)	$31,696	$32,646	$35,967
Ratios of expenses to average net assets
Net expenses	0.36%	0.41%	0.40%[4,5]
Net expenses (excluding interest expense)	0.36%	0.40%	0.40%[4,5]
Total expenses	0.74%	0.83%	1.26%[4,5]
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	4.04%	2.74%	1.77%[4,5]
Before advisory/administration and other fee waivers	3.66%	2.32%	0.91%[4,5]
Portfolio turnover rate	108%	147%	208%

1  Commencement of operations of share class.

2  Calculated using the average share outstanding method.

3  Not annualized.

4  Annualized.

5  Non-annualized ratios were previously disclosed as annualized. Ratios updated to reflect annualization.

9

BlackRock

Low Duration Bond Portfolio

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Investment Goal

The fund seeks to realize a rate of return that exceeds the total return of the Merrill Lynch 1-3 Year Treasury Index (the benchmark).

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in investment grade bonds and maintains an average portfolio duration that is within ±20% of the duration of the benchmark.

The management team evaluates sectors of the bond market and individual securities within these sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the benchmark.

The fund may also invest up to 5% of its assets in non-investment grade bonds (high yield or junk bonds) or convertible securities with a minimum rating of B and up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Split rated bonds will be considered to have the higher credit rating. The fund's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

If a security's rating falls below B, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another type of interest or

10

currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. From time to time, the fund will use derivatives for leverage purposes, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit

IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

High Yield Bonds: Sometimes referred to as "junk bonds", these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Merrill Lynch 1-3 Year Treasury Index: An unmanaged index comprised of Treasury securities with maturities from 1 to 2.99 years.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

11

additional volatility and may lose value. This is known as extension risk. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. The fund's investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes including greater interest rate, credit and prepayment risks.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or

12

eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage.

The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

The fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

The fund may invest in non-investment grade or "high yield" fixed income or convertible securities commonly known to investors as "junk bonds." The fund may not invest more than 5% of its assets in high yield securities and all such securities must be rated B or higher at the time of purchase by at least one major rating agency. A B rating generally indicates that while the issuer can currently

13

make its interest and principal payments, it probably will not be able to do so in times of financial difficulty. Non-investment grade securities carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time.

The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market values may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder. During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also impact the market for lower-rated securities and the fund. Also, the market for high yield securities is not as liquid as the market for higher rated securities. This means that it may be harder to buy and sell high yield securities, especially on short notice, and high yield securities may be more difficult for the fund to value accurately than higher rated securities. The market for high yield securities could also be impacted by legal or tax changes.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Institutional Shares. The information shows you how the fund's performance has varied year by year and

14

provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Merrill Lynch 1-3 Year Treasury Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

Low Duration Bond

As of 12/31/06

AVERAGE ANNUAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
Low Duration Bond
Return Before Taxes	4.01%	2.93%	4.72%	07/17/92
Return After Taxes on Distributions	2.55%	1.71%	2.89%
Return After Taxes on Distributions and Sale of Shares	2.59%	1.78%	2.90%
ML 1-3 Yr. Treasury (Reflects no deduction for fees, expenses or taxes)	3.96%	2.82%	4.69%	N/A

  *  The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

15

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	.49%
Interest expense	.01%
Other expenses	.16%
Acquired fund fees and expenses[1]	– –%
Total annual fund operating expenses	.66%
Fee waivers and expense reimbursements[2]	.10%
Net expenses[2]	.56%

  1  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Institutional class expenses to 0.55% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. Including voluntary waivers, the net expenses for the Institutional class of the fund are estimated to be 0.45% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses). These voluntary waivers may be terminated at any time. See the "Management" section for a discussion of these waivers and reimbursements. In addition, BlackRock has agreed to voluntarily waive or reimburse fees or expenses such that net expenses would not exceed 0.45% for Institutional Shares. This voluntary waiver or reimbursement may be reduced or discontinued at any time; however, BlackRock has agreed not to reduce or discontinue this waiver or reimbursement for a period of two years after the closing of the reorganization of the fund and a mutual fund formerly managed by Merrill Lynch Investment Managers unless approved by the Fund's trustees, including a majority of the non-interested trustees.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$57	$201	$358	$813

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Scott Amero, Managing Director of BFM since 1990, Keith Anderson, Managing Director of BFM since 1988 and Vice Chairman since 2006, and Todd Kopstein, Managing Director of BFM since 2003.

16

Mr. Amero is co-head of BlackRock's fixed income portfolio management team, a member of the Management Committee and co-chair of the Fixed Income Investment Strategy Group. Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. He is also the head of global fixed income research.

Mr. Anderson is responsible for global fixed income strategy, asset allocation and the overall management of client portfolios. In this capacity, he coordinates BlackRock's team of portfolio managers and credit analysts who specialize in the government, agency, corporate and mortgage sectors and sub-sectors, worldwide. He is the Global Chief Investment Officer for Fixed Income, a member of BlackRock's Management and Executive Committees and Chairman of the Investment Strategy Group.

With BlackRock since 1994, Mr. Kopstein is a member of the Investment Strategy Group and his primary responsibility is managing total return portfolios, with a sector emphasis on short duration securities.

Mr. Amero and Mr. Anderson have been members of the team managing the fund since 1992 and Mr. Kopstein since 1998. Mr. Amero has been a portfolio co-manager since inception, Mr. Anderson since 1999 and Mr. Kopstein since January 2003.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

17

FINANCIAL HIGHLIGHTS

(For an Institutional Share Outstanding Throughout Each Period)

Low Duration Bond Portfolio

	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$9.93	$10.09	$10.23	$10.25	$10.21
Income from investment operations
Net investment income	0.38 [2]	0.31 [2]	0.21 [2]	0.26	0.41
Net gain (loss) on investments (both realized and unrealized)	(0.04)	(0.17)	(0.11)	0.03	0.12
Total from investment operations	0.34	0.14	0.10	0.29	0.53
Less distributions
Distributions from net investment income	(0.40)	(0.30)	(0.20)	(0.30)	(0.44)
Distributions from net realized gains	– –	– –	(0.04)	(0.01)	(0.05)
Total distributions	(0.40)	(0.30)	(0.24)	(0.31)	(0.49)
Redemption fees added to Paid-in Capital	– –	– – [3]	– –	– –	– –
Net asset value at end of period	$9.87	$9.93	$10.09	$10.23	$10.25
Total return	3.51%	1.43%[4]	1.03%	2.82%	5.32%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$218,192	$378,712	$477,622	$477,420	$298,698
Ratios of expenses to average net assets
Net expenses	0.50%	0.55%	0.55%	0.55%	0.55%
Net expenses (excluding interest expense)	0.49%	0.55%	0.55%	0.55%	0.55%
Total expenses	0.73%	0.80%	0.78%	0.80%	0.81%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	3.88%	3.07%	2.09%	2.28%	3.76%
Before advisory/administration and other fee waivers	3.65%	2.82%	1.86%	2.03%	3.50%
Portfolio turnover rate	72%	127%	216%	195%	195%

1  Audited by other Auditors.

2  Calculated using the average shares outstanding method.

3  Redemption fees added to Paid-in Capital are less than $0.005 per share.

4  Redemption fee of 2.00% is reflected in total return calculation. There was no impact to the total return.

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BlackRock

Intermediate Government Bond Portfolio

Investment Goal

The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in the highest rated government and agency bonds and maintains an average portfolio duration that is within ±20% of the duration of the Lehman Brothers Intermediate Government Index (the benchmark). The fund normally invests at least 80% of its assets in bonds that are issued or guaranteed by the U.S. Government and its agencies.

Securities purchased by the fund generally are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. In addition, the fund's dollar-weighted average maturity will be between 3 and 10 years.

The management team evaluates sectors of the bond market and individual securities within those sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the benchmark.

The fund invests primarily in dollar-denominated bonds, but may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The fund's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

If a security falls below the highest rating category, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Dollar-Weighted Average Maturity: The average maturity of the fund is the average amount of time until the organizations that issued the debt securities in the fund's portfolio must pay off the principal amount of the debt. "Dollar-weighted" means the larger the dollar value of debt security in the fund, the more weight it gets in calculating this average.

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IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes is not necessarily equal to average maturity.

Lehman Brothers Intermediate Government Index: An unmanaged index comprised of U.S. Government securities from the more comprehensive Lehman Brothers U.S. Aggregate Index. This index concentrates on intermediate maturity bonds and thus excludes all maturities from the broader index that are 10 years or greater.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. From time to time, the fund will use derivatives for leverage purposes, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

A main risk of investing in the fund is interest rate risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In

20

periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (GNMA) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA securities also are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC) are solely the obligations of FNMA or FHLMC, as the case may be, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting non-U.S. investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

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The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss.

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Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers Intermediate Government Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

Intermediate Government Bond

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
Intermediate Govt. Bond
Return Before Taxes	4.11%	3.82%	5.39%	04/20/92
Return After Taxes on Distributions	2.65%	2.33%	3.41%
Return After Taxes on Distributions and Sale of Shares	2.65%	2.38%	3.39%
LB Intermediate Govt. (Reflects no deduction for fees, expenses or taxes)	3.85%	3.92%	5.48%	N/A

  *  The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions.

    Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

23

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	.50%
Interest expense[1]	– –%
Other expenses	.18%
Acquired fund fees and expenses[2]	– –%
Total annual fund operating expenses	.68%
Fee waivers and expense reimbursements[3]	.08%
Net expenses[3]	.60%

  1  The fund periodically engages in certain investment transactions which generate interest expense. For the year ended September 30, 2006 the interest expense on the fund for such transactions was less than 0.01%.

  2  Acquired fund fees and expenses were less than .01% for the fund's last fiscal year.

  3  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Institutional class expenses to 0.60% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$61	$210	$371	$839

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Keith Anderson, Managing Director of BFM since 1988 and Vice Chairman since 2006, Scott Amero, Managing Director of BFM since 1990, Matthew Marra, Managing Director of BlackRock since 2006, and Andrew J. Phillips, Managing Director of BFM since 1999.

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Mr. Anderson is responsible for global fixed income strategy, asset allocation and the overall management of client portfolios. In this capacity, he coordinates BlackRock's team of portfolio managers and credit analysts who specialize in the government, agency, corporate and mortgage sectors and sub-sectors, worldwide. He is the Global Chief Investment Officer for Fixed Income, a member of BlackRock's Management and Executive Committees and Chairman of the Investment Strategy Group.

Mr. Amero is co-head of BlackRock's fixed income portfolio management team, a member of the Management Committee and co-chair of the Fixed Income Investment Strategy Group. Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. He is also the head of global fixed income research.

With BlackRock since 1995, Mr. Marra is a member of the Investment Strategy Group and his primary responsibility is the consistent implementation of investment strategies across all total return accounts with an emphasis on interest rate products. Mr. Marra has been a member of BlackRock's fixed income team since 1997.

Mr. Phillips is a member of the Investment Strategy Group and his primary responsibility is the consistent implementation of investment strategies across all total return accounts, with a sector emphasis on mortgage securities. Mr. Phillips has been a member of BlackRock's fixed income team since 1991.

Mr. Amero and Mr. Anderson have been members of the team managing the fund since 1995 and Mr. Marra and Mr. Phillips since 2006. Mr. Amero has been a portfolio co-manager of the fund since 1995, Mr. Anderson since 1999 and Mr. Marra and Mr. Phillips since 2006.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

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FINANCIAL HIGHLIGHTS

(For an Institutional Share Outstanding Throughout Each Period)

Intermediate Government Bond Portfolio

	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$10.20	$10.45	$10.63	$10.82	$10.55
Income from investment operations
Net investment income	0.42 [2]	0.39 [2]	0.38 [2]	0.48	0.55
Net gain (loss) on investments (both realized and unrealized)	(0.07)	(0.25)	(0.17)	(0.15)	0.26
Total from investment operations	0.35	0.14	0.21	0.33	0.81
Less distributions
Distributions from net investment income	(0.40)	(0.26)	(0.39)	(0.52)	(0.54)
Distributions from capital	– –	(0.08)	– –	– –	– –
Distributions from net realized gains	– –	(0.05)	– –	– –	– –
Total distributions	(0.40)	(0.39)	(0.39)	(0.52)	(0.54)
Net asset value at end of period	$10.15	$10.20	$10.45	$10.63	$10.82
Total return	3.48%	1.38%	2.01%	3.09%	7.97%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$190,154	$214,980	$236,212	$230,609	$281,983
Ratios of expenses to average net assets
Net expenses	0.60%	0.60%	0.60%	0.60%	0.60%
Net expenses (excluding interest expense)	0.60%	0.60%	0.60%	0.60%	0.60%
Total expenses	0.77%	0.89%	0.84%	0.85%	0.83%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	4.14%	3.78%	3.62%	4.51%	5.38%
Before advisory/administration and other fee waivers	3.97%	3.49%	3.38%	4.26%	5.16%
Portfolio turnover rate	92%	194%	200%	143%	183%

1  Audited by other auditors.

2  Calculated using the average shares outstanding method.

26

BlackRock

Intermediate Bond Portfolio II

Effective October 2, 2006, the Intermediate Bond Portfolio was re-named the Intermediate Bond Portfolio II.

Investment Goal

The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in bonds and maintains an average portfolio duration that is within ±20% of the duration of the Lehman Brothers Intermediate Government/ Credit Index (the benchmark). The fund normally invests at least 80% of its assets in bonds. The fund only buys securities that are rated investment grade at the time of purchase by at least one major rating agency or determined by the fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. In addition, the fund's dollar-weighted average maturity will be between 3 and 10 years.

The management team evaluates sectors of the bond market and individual securities within those sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the benchmark.

The fund invests primarily in dollar-denominated investment grade bonds, but may invest up to 10% of its assets in non-dollar denominated bonds and bonds of emerging market issuers. The fund's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

If a security falls below investment grade, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Dollar-Weighted Average Maturity: The average maturity of the fund is the average amount of time until the organizations that issued the debt securities in the fund's portfolio must pay off the principal amount of the debt. "Dollar-weighted" means the larger the dollar value of debt security in the fund, the more weight it gets in calculating this average.

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IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Lehman Brothers Intermediate Government/Credit Index: An unmanaged index comprised of U.S. Government securities or investment grade credit securities from the more comprehensive Lehman Brothers U.S. Aggregate Index. This index concentrates on intermediate maturity bonds and thus excludes all maturities from the broader index that are 10 years or greater.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were

28

prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting non-U.S. investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past, and may do so again in the future, as a result of economic and political turmoil in many of these countries.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

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The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain

30

or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers Intermediate Government/Credit Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

Intermediate Bond II

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
Intermediate Bond II
Return Before Taxes	4.10%	4.57%	5.78%	09/17/93
Return After Taxes on Distributions	2.53%	2.83%	3.54%
Return After Taxes on Distributions and Sale of Shares	2.64%	2.91%	3.57%
LB Intermediate Govt./Cred. (Reflects no deduction for fees, expenses or taxes)	4.08%	4.53%	5.81%	N/A

  *  The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions.

    Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

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IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	.50%
Other expenses	.16%
Acquired fund fees and expenses[1]	– –%
Total annual fund operating expenses	.66%
Fee waivers and expense reimbursements[2]	.06%
Net expenses[2]	.60%

  1  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Institutional class expenses to 0.60% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. Including voluntary waivers, the net expenses for the Institutional class of the fund are estimated to be 0.49% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses). These voluntary waivers may be terminated at any time, See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$61	$205	$362	$817

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Keith Anderson, Managing Director of BFM since 1988 and Vice Chairman since 2006, Scott Amero, Managing Director of BFM since 1990, Matthew Marra, Managing Director of BlackRock since 2006, and Andrew J. Phillips, Managing Director of BFM since 1999.

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Mr. Anderson is responsible for global fixed income strategy, asset allocation and the overall management of client portfolios. In this capacity, he coordinates BlackRock's team of portfolio managers and credit analysts who specialize in the government, agency, corporate and mortgage sectors and sub-sectors, worldwide. He is the Global Chief Investment Officer for Fixed Income, a member of BlackRock's Management and Executive Committees and Chairman of the Investment Strategy Group.

Mr. Amero is co-head of BlackRock's fixed income portfolio management team, a member of the Management Committee and co-chair of the Fixed Income Investment Strategy Group. Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. He is also the head of global fixed income research.

With BlackRock since 1995, Mr. Marra is a member of the Investment Strategy Group and his primary responsibility is the consistent implementation of investment strategies across all total return accounts with an emphasis on interest rate products. Mr. Marra has been a member of BlackRock's fixed income team since 1997.

Mr. Phillips is a member of the Investment Strategy Group and his primary responsibility is the consistent implementation of investment strategies across all total return accounts, with a sector emphasis on mortgage securities. Mr. Phillips has been a member of BlackRock's fixed income team since 1991.

Mr. Amero and Mr. Anderson have been members of the team managing the fund since 1995 and Mr. Marra and Mr. Phillips since 2006. Mr. Amero has been a portfolio co-manager of the fund since 1995, Mr. Anderson since 1999 and Mr. Marra and Mr. Phillips since 2006.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

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FINANCIAL HIGHLIGHTS

(For an Institutional Share Outstanding Throughout Each Period)

Intermediate Bond Portfolio II

	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$9.32	$9.57	$9.89	$9.81	$9.71
Income from investment operations
Net investment income	0.38 [2]	0.34 [2]	0.34 [2]	0.47	0.54
Net gain (loss) on investments (both realized and unrealized)	(0.07)	(0.20)	(0.10)	0.14	0.19
Total from investment operations	0.31	0.14	0.24	0.61	0.73
Less distributions
Distributions from net investment income	(0.39)	(0.31)	(0.34)	(0.51)	(0.53)
Distributions from net realized gains	– –	(0.08)	(0.22)	(0.02)	(0.10)
Total distributions	(0.39)	(0.39)	(0.56)	(0.53)	(0.63)
Redemption fees added to paid-in-capital	– – [3]	– –	– –	– –	– –
Net asset value at end of period	$9.24	$9.32	$9.57	$9.89	$9.81
Total return	3.45%[4]	1.46%	2.57%	6.40%	7.82%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$305,384	$316,522	$332,460	$371,079	$378,616
Ratios of expenses to average net assets
Net expenses	0.53%	0.60%	0.60%	0.61%	0.63%
Net expenses (excluding interest expense)	0.53%	0.60%	0.60%	0.60%	0.60%
Total expenses	0.72%	0.83%	0.81%	0.84%	0.84%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	4.12%	3.60%	3.53%	4.81%	5.66%
Before advisory/administration and other fee waivers	3.93%	3.37%	3.32%	4.59%	5.45%
Portfolio turnover rate	113%	194%	216%	220%	239%

1  Audited by other auditors.

2  Calculated using the average shares outstanding method.

3  Redemption fee added to paid-in capital are less than $0.005 per share.

4  Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

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BlackRock

Intermediate Bond Portfolio

Effective October 2, 2006, the Intermediate PLUS Bond Portfolio was re-named the Intermediate Bond Portfolio.

Investment Goal

The fund seeks to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in bonds and maintains an average portfolio duration that is within ±20% of the duration of the Lehman Brothers Intermediate Aggregate Index (the benchmark). The fund normally invests at least 80% of its assets in bonds. The fund's dollar-weighted average maturity will be between 3 and 10 years.

The management team evaluates sectors of the bond market and individual securities within these sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team believes that they have the potential for above-average total return. The fund measures its performance against the benchmark.

The fund invests primarily in dollar-denominated investment grade bonds, but may invest up to 20% of its assets in any combination of non-investment grade bonds (high yield or junk bonds), non-dollar denominated bonds and bonds of emerging market issuers. The fund's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

Non-investment grade bonds acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor's or Ba or lower by Moody's) or will be determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Dollar-Weighted Average Maturity: The average maturity of the fund is the average amount of time until the organizations that issued the debt securities in the fund's portfolio must pay off the principal amount of the debt. "Dollar-weighted" means the larger the dollar value of debt security in the fund, the more weight it gets in calculating this average.

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IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

High Yield Bonds: Sometimes referred to as "junk bonds", these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Lehman Brothers Intermediate Aggregate Index: An unmanaged index comprised of U.S. investment grade fixed income securities including, government and corporate securities, mortgage pass-through securities, and asset-backed securities from the more comprehensive Lehman Brothers U.S. Aggregate Index. The index concentrates on intermediate maturity bonds and thus excludes all maturities from the broader index below one year and above 9.9 years.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

is an agreement to buy or sell instruments of those types at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

The fund makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the

36

duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. The fund's investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

The fund may invest up to 20% of its assets in any combination of non-investment grade bonds (high yield or junk bonds), non-dollar denominated bonds and bonds of emerging market issuers. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting non-U.S. investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past, and may do so again in the future, as a result of economic and political turmoil in many of these countries.

Non-investment grade securities carry greater risks than securities which have higher credit ratings, including a high risk of default.

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The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also impact the market for lower-rated securities and the fund.

The market for high yield bonds is not as liquid as the markets for higher rated securities. This means that it may be harder to buy and sell high yield bonds, especially on short notice, and high yield bonds may be more difficult for the fund to value accurately than higher rated securities. The market for high yield bonds could also be impacted by legal or tax changes.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and

38

market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

39

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Institutional Shares. The information shows you how the fund's performance will vary and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers Intermediate Aggregate Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

Intermediate Bond

As of 12/31/06

AVERAGE ANNUAL RETURNS*

	1 Year	Since Inception	Inception Date[1]
Intermediate Bond
Return Before Taxes	3.96%	2.84%	08/18/04
Return After Taxes on Distributions	2.38%	1.93%
Return After Taxes on Distributions and Sale of Shares	2.55%	1.89%
Lehman Brothers Intermediate Agg. (Reflects no deduction for fees, expenses on taxes)	4.58%	3.78%	N/A

  *  The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions.
Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

40

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	.50%
Other expenses	.39%
Acquired fund fees and expenses[1]	– –%
Total annual fund operating expenses	.89%
Fee waivers and expense reimbursements[2]	.34%
Net expenses*	.55%

  1  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Institutional class expenses to 0.55% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. Including voluntary waivers, the net expenses for the Institutional class of the fund are estimated to be 0.42% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses). These voluntary waivers may be terminated at any time. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$56	$250	$460	$1,065

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Keith Anderson, Managing Director of BFM since 1988 and Vice Chairman since 2006, Scott Amero, Managing Director of BFM since 1990, Matthew Marra, Managing Director of BlackRock since 2006, and Andrew J. Phillips, Managing Director of BFM since 1999.

Mr. Anderson is responsible for global fixed income strategy, asset allocation and the overall management of client portfolios. In this capacity, he coordinates BlackRock's team of portfolio managers and credit analysts who specialize in the government, agency, corporate and mortgage sectors and sub-sectors, worldwide. He is

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

41

the Global Chief Investment Officer for Fixed Income, a member of BlackRock's Management and Executive Committees and Chairman of the Investment Strategy Group.

Mr. Amero is co-head of BlackRock's fixed income portfolio management team, a member of the Management Committee and co-chair of the Fixed Income Investment Strategy Group. Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. He is also the head of global fixed income research.

With BlackRock since 1995, Mr. Marra is a member of the Investment Strategy Group and his primary responsibility is the consistent implementation of investment strategies across all total return accounts with an emphasis on interest rate products. Mr. Marra has been a member of BlackRock's fixed income team since 1997.

Mr. Phillips is a member of the Investment Strategy Group and his primary responsibility is the consistent implementation of investment strategies across all total return accounts, with a sector emphasis on mortgage securities. Mr. Phillips has been a member of BlackRock's fixed income team since 1991.

Mr. Anderson and Mr. Amero have been portfolio co-managers of the fund since inception and Mr. Marra and Mr. Phillips since 2006.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP. Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

42

FINANCIAL HIGHLIGHTS

(For an Institutional Share Outstanding Throughout Each Period)

Intermediate Bond Portfolio

	Year Ended 9/30/06	Year Ended 9/30/05	For the Period 8/18/04[1] through 9/30/04
Net asset value at beginning of period	$10.17	$10.06		$10.00
Income from investment operations
Net investment income	0.43 [2]	0.31 [2]		0.06 [2]
Net loss on investments (both realized and unrealized)	(0.08)	(0.13)		– –
Total from investment operations	0.35	0.18		0.06
Less distributions
Distributions from net investment income	(0.43)	(0.06)		– –
Distributions from net realized gains	– –	(0.01)		– –
Total distributions	(0.43)	(0.07)		– –
Net asset value at end of period	$10.09	$10.17		$10.06
Total return	3.53%	1.78%		0.60%[3]
Ratios/Supplemental data
Net assets at end of period (in thousands)	$800	$826	$	– – [4]
Ratios of expenses to average net assets
Net expenses	0.47%	0.55%		0.55%[5,6]
Total expenses	0.98%	1.18%		3.52%[5,6]
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	4.23%	3.63%		3.76%[5,6]
Before advisory/administration and other fee waivers	3.72%	3.00%		0.79%[5,6]
Portfolio turnover rate	142%	217%		114%

1  Commencement of operations of share class.

2  Calculated using the average shares outstanding method.

3  Not annualized.

4  Net assets end of period are less than $500.

5  Annualized.

6  Non-annualized ratios were previously disclosed as annualized. Ratios updated to reflect annualization.

43

BlackRock

Total Return Portfolio II

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgaged-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Effective October 2, 2006, the Core Bond Total Return Portfolio was re-named the Total Return Portfolio II.

Investment Goal

The fund seeks to realize a total return that exceeds that of the Lehman Brothers U.S. Aggregate Index (the benchmark).

Primary Investment Strategies

In pursuit of this goal, the fund normally invests at least 80% of its assets in bonds and maintains an average portfolio duration that is within ±20% of the duration of the benchmark.

The management team evaluates sectors of the bond market and individual securities within these sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the benchmark.

The fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The fund's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

The fund only buys securities that are rated investment grade at the time of purchase by at least one major rating agency or determined by the fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

If a security falls below investment grade, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's

44

obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of

IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Lehman Brothers U.S. Aggregate Index: An unmanaged index comprised of more than 5,000 taxable bonds. This is an index of investment grade bonds; all securities included must be rated investment grade by Moody's, Standard & Poor's or Fitch.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

45

the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective.

46

Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

The fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

47

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers U.S. Aggregate Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

Total Return II

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
Total Return II
Return Before Taxes	4.28%	4.98%	6.14%	12/09/92
Return After Taxes on Distributions	2.69%	3.09%	3.73%
Return After Taxes on Distributions and Sale of Shares	2.75%	3.16%	3.76%
Lehman Brothers U.S. Aggregate (Reflects no deduction for fees, expenses or taxes)	4.33%	5.06%	6.24%	N/A

  *  The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions.

    Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

48

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	.46%
Other expenses	.15%
Acquired fund fees and expenses[1]	– –%
Total annual fund operating expenses	.61%
Fee waivers and expense reimbursements[2]	.06%
Net expenses[2]	.55%

  1  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Institutional class expenses to 0.55% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. Including voluntary waivers, the net expenses for the Institutional class of the fund are estimated to be 0.44% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses). These voluntary waivers may be terminated at any time. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$56	$189	$334	$756

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Keith Anderson, Managing Director of BFM since 1988 and Vice Chairman since 2006, Scott Amero, Managing Director of BFM since 1990, Matthew Marra, Managing Director of BlackRock since 2006, and Andrew J. Phillips, Managing Director of BFM since 1999.

Mr. Anderson is responsible for global fixed income strategy, asset allocation and the overall management of client portfolios. In this capacity, he coordinates BlackRock's team of portfolio managers and credit analysts who specialize in the government, agency, corporate and mortgage sectors and sub-sectors, worldwide. He is

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

49

the Global Chief Investment Officer for Fixed Income, a member of BlackRock's Management and Executive Committees and Chairman of the Investment Strategy Group.

Mr. Amero is co-head of BlackRock's fixed income portfolio management team, a member of the Management Committee and co-chair of the Fixed Income Investment Strategy Group. Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. He is also the head of global fixed income research.

With BlackRock since 1995, Mr. Marra is a member of the Investment Strategy Group and his primary responsibility is the consistent implementation of investment strategies across all total return accounts with an emphasis on interest rate products. Mr. Marra has been a member of BlackRock's fixed income team since 1997.

Mr. Phillips is a member of the Investment Strategy Group and his primary responsibility is the consistent implementation of investment strategies across all total return accounts, with a sector emphasis on mortgage securities. Mr. Phillips has been a member of BlackRock's fixed income team since 1991.

Mr. Anderson and Mr. Amero have been members of the team managing the fund since 1992 and Mr. Marra and Mr. Phillips since 2006. Mr. Anderson has been a portfolio co-manager of the fund since 1997, Mr. Amero since 1999 and Mr. Marra and Mr. Phillips since 2006.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

50

FINANCIAL HIGHLIGHTS

(For an Institutional Share Outstanding Throughout Each Period)

Total Return Portfolio II

	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$9.62	$9.74	$10.01	$10.00	$9.98
Income from investment operations
Net investment income	0.42 [2]	0.39 [2]	0.39 [2]	0.44	0.53
Net gain (loss) on investments (both realized and unrealized)	(0.08)	(0.12)	(0.04)	0.16	0.18
Total from investment operations	0.34	0.27	0.35	0.60	0.71
Less distributions
Distributions from net investment income	(0.42)	(0.37)	(0.37)	(0.54)	(0.57)
Distributions from net realized gains	(0.05)	(0.02)	(0.25)	(0.05)	(0.12)
Total distributions	(0.47)	(0.39)	(0.62)	(0.59)	(0.69)
Net asset value at end of period	$9.49	$9.62	$9.74	$10.01	$10.00
Total return	3.66%	2.81%	3.68%	6.19%	7.36%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$773,866	$614,700	$697,687	$907,864	$918,935
Ratios of expenses to average net assets
Net expenses	0.47%	0.55%	0.55%	0.55%	0.60%
Net expenses (excluding interest expense)	0.47%	0.55%	0.55%	0.55%	0.55%
Total expenses	0.66%	0.77%	0.76%	0.78%	0.82%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	4.46%	4.00%	3.97%	4.44%	5.36%
Before advisory/administration and other fee waivers	4.27%	3.78%	3.76%	4.21%	5.14%
Portfolio turnover rate	197%	351%	360%	659%[3]	359%

1  Audited by other auditors.

2  Calculated using the average shares outstanding method.

3  Includes dollar roll transactions, excluding these transactions the portfolio turnover would have been 257%.

51

BlackRock

Total Return Portfolio

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgaged-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Effective October 2, 2006, the Core PLUS Total Return Portfolio was re-named the Total Return Portfolio.

Investment Goal

The fund seeks to realize a total return that exceeds that of the Lehman Brothers U.S. Aggregate Index (the benchmark).

Primary Investment Strategies

In pursuit of this goal, the fund normally invests at least 80% of its assets in bonds and maintains an average portfolio duration that is within ±20% of the duration of the benchmark.

The management team evaluates sectors of the bond market and individual securities within these sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team believes that they have the potential for above-average total return. The fund measures its performance against the benchmark.

The fund invests primarily in dollar-denominated investment grade bonds, but may invest up to 20% of its assets in any combination of non-investment grade bonds (high yield or junk bonds), non-dollar denominated bonds and bonds of emerging market issuers. The fund's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

Non-investment grade bonds acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor's or Ba or lower by Moody's) or will be determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

A security will be sold if in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell instruments of those types at a specific price on a specific date. A swap is an agreement whereby

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one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to

IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

High Yield Bonds: Sometimes referred to as "junk bonds", these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Lehman Brothers U.S. Aggregate Index: An unmanaged index comprised of more than 5,000 taxable bonds. This is an index of investment grade bonds; all securities included must be rated investment grade by Moody's, Standard & Poor's or Fitch.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

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extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. The fund's investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

The fund may invest up to 20% of its assets in any combination of non-investment grade bonds (high yield or junk bonds), non-dollar denominated bonds and bonds of emerging market issuers. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting non-U.S. investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past, and may do so again in the future, as a result of economic and political turmoil in many of these countries.

Non-investment grade securities carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and

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down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also impact the market for lower-rated securities and the fund.

The market for high yield bonds is not as liquid as the markets for higher rated securities. This mean that it may be harder to buy and sell high yield bonds, especially on short notice, and high yield bonds may be more difficult for the fund to value accurately than higher rated securities. The market for high yield bonds could also be impacted by legal or tax changes.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and

55

market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest may be greater than the fund's return on the underlying investment.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short- term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

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Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers U.S. Aggregate Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

Total Return

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	Since Inception	Inception Date[1]
Total Return
Return Before Taxes	4.31%	4.75%	4.89%	12/07/01
Return After Taxes on Distributions	2.68%	3.05%	3.19%
Return After Taxes on Distributions and Sale of Shares	2.78%	3.06%	3.18%
Lehman Brothers U.S. Aggregate (Reflects no deduction for fees, expenses or taxes)	4.33%	5.06%	5.17%	N/A

  *  The information for the fund in the chart and table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions.

    Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

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IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect the expenses of the fund after February 1, 2008.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	.50%
Other expenses	.18%
Acquired fund fees and expenses[1]	– –%
Total annual fund operating expenses	.68%
Fee waivers and expense reimbursements[2]	.13%
Net expenses[2]	.55%

  1  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Institutional class expenses to 0.55% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. Including voluntary waivers, the net expenses for the Institutional class of the fund are estimated to be 0.44% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses). These voluntary waivers may be terminated at any time. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$56	$204	$366	$834

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Keith Anderson, Managing Director of BFM since 1988 and Vice Chairman since 2006, Scott Amero, Managing Director of BFM since 1990, Matthew Marra, Managing Director of BlackRock since 2006, and Andrew J. Phillips, Managing Director of BFM since 1999.

Mr. Anderson is responsible for global fixed income strategy, asset allocation and the overall management of client portfolios. In this capacity, he coordinates BlackRock's team of portfolio managers and credit analysts who specialize in the government, agency, corporate and mortgage sectors and sub-sectors, worldwide. He is

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the Global Chief Investment Officer for Fixed Income, a member of BlackRock's Management and Executive Committees and Chairman of the Investment Strategy Group.

Mr. Amero is co-head of BlackRock's fixed income portfolio management team, a member of the Management Committee and co-chair of the Fixed Income Investment Strategy Group. Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. He is also the head of global fixed income research.

With BlackRock since 1995, Mr. Marra is a member of the Investment Strategy Group and his primary responsibility is the consistent implementation of investment strategies across all total return accounts with an emphasis on interest rate products. Mr. Marra has been a member of BlackRock's fixed income team since 1997.

Mr. Phillips is a member of the Investment Strategy Group and his primary responsibility is the consistent implementation of investment strategies across all total return accounts, with a sector emphasis on mortgage securities. Mr. Phillips has been a member of BlackRock's fixed income team since 1991.

Mr. Anderson and Mr. Amero have been portfolio co-managers of the fund since inception and Mr. Marra and Mr. Phillips since 2006.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other periods shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

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FINANCIAL HIGHLIGHTS

(For an Institutional Share Outstanding Throughout Each Period)

Total Return Portfolio

	Year Ended 9/30/06	Year Ended 9/30/05		Year Ended 9/30/04		Year Ended 9/30/03[1]		For the period 12/7/01[1,2] through 9/30/02
Net asset value at beginning of period	$10.21		$10.28		$10.46		$10.31		$10.00
Income from investment operations
Net investment income	0.45 [3]		0.47 [3]		0.28 [3]		0.40		0.24
Net gain (loss) on investments (both realized and unrealized)	(0.07)		(0.16)		0.02		0.29		0.47
Total from investment operations	0.38		0.31		0.30		0.69		0.71
Less distributions
Distributions from net investment income	(0.45)		(0.38)		(0.35)		(0.48)		(0.40)
Distributions from net realized gains	(0.05)		– –		(0.13)		(0.06)		– –
Total distributions	(0.50)		(0.38)		(0.48)		(0.54)		(0.40)
Net asset value at end of period	$10.09		$10.21		$10.28		$10.46		$10.31
Total return	3.79%		3.08%		2.91%		6.84%		7.21%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$4,402	$	– – [4]	$	– – [4]	$	– – [4]	$	– – [4]
Ratios of expenses to average net assets:
Net expenses	0.45%		0.55%		0.55%		0.55%		0.52%[6]
Net expenses (excluding interest expense)	0.45%		0.55%		0.55%		0.55%		0.52%[6]
Total expenses	0.83%		0.83%		0.82%		0.90%		0.93%[6]
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	4.57%		3.83%		3.53%		3.47%		3.80%[6]
Before advisory/administration and other fee waivers	4.18%		3.55%		3.26%		3.12%		3.38%[6]
Portfolio turnover rate	192%		358%		412%		1,021%[5]		330%

1  Audited by other auditors.

2  Commencement of operations of share class.

3  Calculated using the average shares outstanding method.

4  Net assets end of period are less than $500.

5  Includes dollar roll transactions, excluding these transactions the portfolio turnover would have been 319%.

6  Annualized.

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BlackRock

Government Income Portfolio

Investment Goal

The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in the highest rated government and agency bonds in the ten to fifteen year maturity range and in mortgages guaranteed by the U.S. Government or its agencies. The fund normally invests at least 80% of its assets in bonds issued or guaranteed by the U.S. Government and its agencies. Securities purchased by the fund are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

The management team evaluates sectors of the bond market and individual securities within those sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against a customized weighted index comprised of the returns of the Lehman Brothers Mortgage-Backed Securities Index (50%) and the Merrill Lynch 10-Year Treasury Index (50%) (the benchmark).

If a security falls below the highest rating category, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

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IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Lehman Brothers Mortgage-Backed Securities Index: An index that includes the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC) that meet the maturity and liquidity criteria.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Merrill Lynch 10-Year Treasury Index: A one-security index consisting of the current "on-the-run" 10-year issue.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

obligation to pay one type of interest with another party for that other party's obligation to pay or its right to receive another type of interest in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

A main risk of investing in the fund is interest rate risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below recent historical average rates. This decline may have increased the risk that these rates will rise in the future.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally

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be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (GNMA) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA securities also are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC) are solely the obligations of FNMA or FHLMC, as the case may be, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are

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potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of a customized weighted index comprised of the returns of the Lehman Brothers

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Mortgage-Backed Securities Index (50%) and the Merrill Lynch 10-Year Treasury Index (50%), recognized unmanaged indices of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges on Investor A Shares are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

Institutional Shares were launched in October 2006. The performance of Institutional Shares for the period before they were launched is based on the performance of Investor A Shares adjusted to reflect the class specific fees applicable to Institutional Shares at the time of such share class's launch. This information may be considered when assessing the fund's performance, but does not represent the actual performance of this share class.

As of 12/31

ANNUAL TOTAL RETURNS*

Government Income

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
Government Income; Inst
Return Before Taxes	3.40%	5.31%	6.60%	10/03/94
Return After Taxes on Distributions	1.90%	3.67%	4.40%
Return After Taxes on Distributions and Sale of Shares	2.25%	3.62%	4.34%
50%Lehman Brothers Mtg./50%10-Yr. Tsy. (Reflects no deduction for fees, expenses or taxes)	3.27%	4.82%	5.94%	N/A

  *  The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions.
Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and

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IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	.50%
Other expenses[1]	.38%
Acquired fund fees and expenses[2]	– –%
Total annual fund operating expenses	.88%
Fee waivers and expense reimbursements[3]	– –%
Net expenses[3]	.88%

  1  The Institutional class of the fund is newly created and, accordingly, "Other expenses" are based on estimated amounts for the current fiscal year.

  2  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  3  BlackRock has voluntarily agreed to waive or reimburse certain fees or expenses. After taking into account this voluntary waiver or reimbursement, the net expenses for Institutional Shares of the fund are estimated to be 0.70% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets. The voluntary waiver or reimbursement may be reduced or discontinued at any time; however, BlackRock has agreed not to reduce or discontinue this waiver or reimbursement for a period of two years after the closing of the Reorganization unless approved by the trustees of the Fund, including a majority of the non-interested trustees.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Institutional Shares	$89	$281

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Andrew J. Phillips, Managing Director of BFM since 1999, and Eric Pellicciaro, Managing Director of BFM since 2005.

Mr. Phillips is a member of the Investment Strategy Group and his primary responsibility is the consistent implementation of investment strategies across all total return accounts, with a sector emphasis on mortgage securities.

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Mr. Pellicciaro is a member of the Investment Strategy Group and the lead mortgage sector specialist. His primary responsibility is managing client portfolios, with a sector emphasis on fixed-rate mortgage securities, including pass-throughs and CMOs. Mr. Pellicciaro started his career in the Financial Modeling Group at BlackRock in 1996, and joined the Fixed Income Portfolio Management Group in 1999.

Mr. Phillips has been a member of the team managing the fund since 1995 and Mr. Pellicciaro since 1999. Mr. Phillips has been a portfolio co-manager of the fund since 1999 and Mr. Pellicciaro since April 2004.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

Financial Highlights

Since Institutional Shares of the fund had no performance history as of September 30, 2006, the financial information in the table below shows the fund's financial performance for the periods indicated for Investor A Shares of the fund. Although Investor A Shares are not offered in this Prospectus, the Investor A Shares would have substantially similar performance as the Institutional Shares offered in this Prospectus because the Investor A Shares and the Institutional Shares are invested in the same portfolio of securities and performance would differ only to the extent that the Investor A Shares and the Institutional Shares do not have the same expenses. Institutional Shares of the fund are expected to have expenses of .70% of average daily net assets (after waivers and reimbursements and excluding interest expense) for the current fiscal year and Investor A Shares of the fund are expected to have expenses of 1.00% of average daily net assets (after waivers and reimbursements and excluding interest expense) for the current fiscal year. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later, and for the reclassifications noted in the table below) and PricewaterhouseCoopers LLP (for the other fiscal years shown except for the reclassifications noted in the table below). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

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FINANCIAL HIGHLIGHTS

(For an Investor A Share Outstanding Throughout Each Period)

Government Income Portfolio

	INVESTOR A SHARES
	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$10.91	$11.18	$11.33	$11.40	$10.99
Income from investment operations
Net investment income	0.45 [2]	0.43 [2]	0.40 [2]	0.34 [2]	0.45 [2]
Net gain (loss) on investments (both realized and unrealized)	(0.19)	(0.21)	(0.03)	0.14	0.74
Total from investment operations	0.26	0.22	0.37	0.48	1.19
Less distributions
Distributions from net investment income	(0.42)	(0.47)	(0.36)	(0.46)	(0.51)
Distributions from capital	– –	(0.02)	– –	– –	– –
Distributions from net realized gains	– –	– –	(0.16)	(0.09)	(0.27)
Total distributions	(0.42)	(0.49)	(0.52)	(0.55)	(0.78)
Net asset value at end of period	$10.75	$10.91	$11.18	$11.33	$11.40
Total return[3]	2.52%	2.01%	3.34%	4.34%	11.47%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$310,258	$247,380	$126,332	$86,559	$42,845
Ratios of expenses to average net assets
Net expenses	0.89%	0.86%	0.98%	1.07%	1.11%
Net expenses (excluding interest expense)	0.89%	0.86%	0.98%	1.07%	1.07%
Total expenses	1.20%	1.26%	1.38%	1.34%	1.41%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	4.22%	3.92%	3.63%	3.05%	4.26%
Before advisory/administration and other fee waivers	3.91%	3.52%	3.23%	2.78%	3.97%
Portfolio turnover rate	551%	662%	345%	1,981%[4]	615%

1  Audited by other auditors.

2  Calculated using the average shares outstanding method.

3  Neither front-end sales load nor contingent deferred sales load is reflected.

4  Includes dollar roll transactions, excluding these transactions the portfolio turnover would have been 371%.

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BlackRock

Inflation Protected Bond Portfolio

Investment Goal

The fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund normally invests at least 80% of its assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and U.S. and non-U.S. corporations. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. "Real return" equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. The fund maintains an average portfolio duration that is within ±20% of the duration of the Lehman Global Real: U.S. TIPS Index (the benchmark).

The fund may invest up to 20% of it assets in non-investment grade bonds (high yield or junk bonds) or securities of emerging market issuers. The fund may also invest up to 20% of its assets in non-dollar denominated securities of non-U.S. issuers, and may invest without limit in U.S. dollar denominated securities of non-U.S. issuers. The fund is non-diversifed, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

The fund may also purchase: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, investment grade corporate bonds and asset-backed securities. Securities are purchased for the fund when the management team believes that they have the potential for above-average real return. The fund measures its performance against the benchmark.

Non-investment grade bonds acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor's or Ba or lower by Moody's) or will be determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

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IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

High Yield Bonds: Sometimes referred to as "junk bonds", these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Lehman Global Real: U.S. TIPS Index: An unmanaged market index made up of U.S. Treasury Inflation Linked Indexed securities.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its real return potential.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures, or enter into credit default swaps interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell instruments of those types at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average real returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money. The principal value of your investment is not protected or otherwise guaranteed by virtue of the fund's investments in inflation-indexed bonds.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

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Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in the fund's gross income. Due to original issue discount, the fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.

The fund makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more

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sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. The fund's investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

The fund may invest in non-investment grade bonds (high yield or junk bonds), non-dollar denominated bonds and bonds of emerging market issuers. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting non-U.S. investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past, and may do so again in the future, as a result of economic and political turmoil in many of these countries.

Non-investment grade securities carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not

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necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also impact the market for lower-rated securities and the fund.

The market for high yield bonds is not as liquid as the markets for higher rated securities. This means that it may be harder to buy and sell high yield bonds, especially on short notice, and high yield bonds may be more difficult for the fund to value accurately than higher rated securities. The market for high yield bonds could also be impacted by legal or tax changes.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of

73

a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

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The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund's.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Institutional Shares. The information shows you how the fund's performance will vary and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Global Real: U.S. TIPS Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

Inflation Protected Bond

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	Since Inception	Inception Date[1]
Inflation Protected Bond
Return Before Taxes	1.08%	5.13%	06/28/04
Return After Taxes on Distributions	-0.38%	3.10%
Return After Taxes on Distributions and Sale of Shares	0.71%	3.23%
Lehman Global Real: U.S. TIPS (Reflects no deduction for fees, expenses or taxes)	0.41%	4.33%	N/A

  *  The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions.
Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

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IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses for the fund after February 1, 2008.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	.40%
Other expenses	.34%
Acquired fund fees and expenses	.01%
Total annual fund operating expenses	.75%
Fee waivers and expense reimbursements[1]	.34%
Net expenses[1]	.41%

  1  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Institutional class expenses to 0.40% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements. In addition, BlackRock has agreed to voluntarily waive or reimburse fees or expenses such that net expenses would not exceed 0.34% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) for Institutional Shares. This voluntary waiver or reimbursement may be reduced or discontinued at any time; however, BlackRock has agreed not to reduce or discontinue this waiver or reimbursement for a period of two years after the closing of the reorganization of the fund and a mutual fund formerly managed by Merrill Lynch Investment Managers unless approved by the Fund's trustees, including a majority of the non-interested trustees.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$42	$206	$383	$898

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day

76

responsibility: Stuart Spodek, Managing Director of BFM since 2002 and Brian Weinstein, Director of BFM.

Mr. Spodek is a member of the Investment Strategy Group and his primary responsibility is managing fixed income portfolios, with a sector emphasis on global government bonds, derivative instruments and implementing yield curve strategy across global portfolios. Mr. Spodek joined BlackRock in 1993.

Mr. Weinstein is a member of the Investment Strategy Group. His primary responsibility is the management of total return and real return products. Mr. Weinstein focuses on relative value opportunities across the yield curve in Government and Agency securities. Mr. Weinstein moved to his current role in the Portfolio Management Group in 2002. He began his career at BlackRock in the Portfolio Analytics Group in 2000.

Mr. Spodek has been a portfolio manager of the fund since inception. Mr. Weinstein has been a portfolio co-manager of the fund since 2005.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

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Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, the fund's independent registered public accountant for the periods shown below. Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Institutional Share Outstanding Throughout Each Period)

Inflation Protected Bond Portfolio

	Year Ended 9/30/06	Year Ended 9/30/05	For the Period 6/28/04[1] through 9/30/04
Net asset value at beginning of period	$10.54	$10.54		$10.00
Income from investment operations
Net investment income	0.50 [2]	0.42 [2]		0.16 [2]
Net gain (loss) on investments (both realized and unrealized)	(0.23)	0.18		0.38
Total from investment operations	0.27	0.60		0.54
Less distributions
Distributions from net investment income	(0.66)	(0.50)		– –
Distributions from net realized gains	(0.13)	(0.10)		– –
Total distributions	(0.79)	(0.60)		– –
Net asset value at end of period	$10.02	$10.54		$10.54
Total return	2.78%	5.90%		5.40%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$15,069	$5,788	$	– – [3]
Ratios of expenses to average net assets
Net expenses	0.35%	0.40%		0.40%[4]
Net expenses (excluding interest expenses)	0.35%	0.40%		0.40%[4]
Total expenses	0.85%	1.06%		2.73%[4]
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	4.96%	4.00%		4.19%[4]
Before advisory/administration and other fee waivers	4.46%	3.34%		1.86%[4]
Portfolio turnover rate	235%	419%		96%

1  Commencement of operations of share class.

2  Calculated using the average shares outstanding method.

3  Net assets end of period are less than $500.

4  Annualized.

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BlackRock

GNMA Portfolio

Investment Goal

The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in securities issued by the Government National Mortgage Association (GNMA) as well as other U.S. Government securities in the five to ten year maturity range. The fund normally invests at least 80% of its assets in GNMA securities. GNMA securities are backed by the full faith and credit of the United States and are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee.

Securities purchased by the fund are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the Lehman Brothers GNMA MBS Index (the benchmark).

If a security falls below the highest rating category, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest with another party for that other party's obligation to pay or its right to receive another type of interest in the future or for a period of time. The fund typically uses

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

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IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

GNMA Securities: Securities issued and guaranteed by the Government National Mortgage Association (GNMA). These securities represent interests in pools of residential mortgage loans originated by private lenders and pass income from the initial debtors (homeowners) through intermediaries to investors.

Lehman Brothers GNMA MBS Index: An unmanaged index comprised of mortgage-backed pass through securities of the Government National Mortgage Association (GNMA).

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. From time to time, the fund will use derivatives for leverage purposes, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and prepayment risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future.

In addition to GNMA securities, the fund also makes investments in other residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk.

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Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (GNMA) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA securities also are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC) are solely the obligations of FNMA or FHLMC, as the case may be, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of

81

securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers GNMA MBS Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future

82

results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

GNMA

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	Since Inception	Inception Date[1]
GNMA
Return Before Taxes	4.19%	4.48%	5.63%	05/18/98
Return After Taxes on Distributions	2.41%	2.51%	3.28%
Return After Taxes on Distributions and Sale of Shares	2.70%	2.65%	3.36%
Lehman Brothers GNMA MBS Index (Reflects no deduction for fees, expenses or taxes)	4.61%	4.72%	5.68%	N/A

  *  The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions.

    Source: BlackRock Advisors, LLC

  1  Inception date of the fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

83

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	.55%
Other expenses	.19%
Acquired fund fees and expenses	.01%
Total annual fund operating expenses	.75%
Fee waivers and expense reimbursements[1]	.14%
Net expenses[1]	.61%

  1  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Institutional class expenses to 0.60% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. Including voluntary waivers, the net expenses for the Institutional class of the fund are estimated to be 0.49% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses). These voluntary waivers may be terminated at any time. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$62	$226	$403	$917

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Andrew J. Phillips, Managing Director of BFM since 1999, and Eric Pellicciaro, Managing Director of BFM since 2005.

Mr. Phillips is a member of the Investment Strategy Group and his primary responsibility is the consistent implementation of investment strategies across all total return accounts, with a sector emphasis on mortgage securities.

Mr. Pellicciaro is a member of the Investment Strategy Group and the lead mortgage sector specialist. Mr. Pellicciaro's primary responsibility is managing client portfolios, with a sector emphasis on fixed-rate mortgage securities, including pass-throughs and CMOs. Mr. Pellicciaro started his career in the Financial Modeling Group at BlackRock in 1996, and joined the Fixed Income Portfolio Management Group in 1999.

Mr. Phillips has been a member of the team managing the fund since 1998 and Mr. Pellicciaro since 1999. Mr. Phillips has been a portfolio co-manager of the fund since 1999 and Mr. Pellicciaro since April 2004.

84

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

85

FINANCIAL HIGHLIGHTS

(For an Institutional Share Outstanding Throughout Each Period)

GNMA Portfolio

	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$9.70	$9.88	$10.02	$10.23	$10.28
Income from investment operations
Net investment income	0.44 [2]	0.43 [2]	0.47 [2]	0.48	0.61
Net gain (loss) on investments (both realized and unrealized)	(0.08)	(0.21)	(0.09)	(0.08)	0.18
Total from investment operations	0.36	0.22	0.38	0.40	0.79
Less distributions
Distributions from net investment income	(0.52)	(0.40)	(0.52)	(0.61)	(0.63)
Distributions from net realized gains	– –	– –	– –	– –	(0.21)
Total distributions	(0.52)	(0.40)	(0.52)	(0.61)	(0.84)
Net asset value at end of period	$9.54	$9.70	$9.88	$10.02	$10.23
Total return	3.84%	2.28%	3.97%	4.00%	8.03%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$108,286	$121,571	$151,558	$172,358	$183,328
Ratios of expenses to average net assets
Net expenses	0.53%	0.61%	0.66%	0.64%	0.95%
Net expenses (excluding interest expense)	0.53%	0.60%	0.60%	0.60%	0.60%
Total expenses	0.83%	0.97%	0.97%	0.95%	1.24%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	4.62%	4.40%	4.74%	4.89%	5.99%
Before advisory/administration and other fee waivers	4.32%	4.04%	4.43%	4.58%	5.70%
Portfolio turnover rate	320%	521%	228%	1,365%[3]	401%

1  Audited by other auditors.

2  Calculated using the average shares outstanding method.

3  Includes dollar roll transactions, excluding these transactions the portfolio turnover would have been 268%.

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BlackRock

Managed Income Portfolio

Investment Goal

The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in investment grade bonds and maintains an average portfolio duration that is within ±20% of the Lehman Brothers U.S. Aggregate Index (the benchmark).

The management team evaluates sectors of the bond market and individual bonds within those sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the benchmark

If a security falls below investment grade, the management team will decide whether to continue to hold the security. Split rated bonds will be considered to have the higher credit rating. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The fund normally invests at least 80% of its assets in bonds and only buys securities rated investment grade at the time of purchase by at least one major rating agency or determined by the fund management team to be of similar quality. The fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The fund's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another type of interest or

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

87

IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Lehman Brothers U.S. Aggregate Index: An unmanaged U.S. index comprised of more than 5,000 taxable bonds. This is an index of investment grade bonds; all securities included must be rated investment grade by Moody's, Standard & Poor's or Fitch.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. From time to time, the fund will use derivatives for leverage purposes, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and

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refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or

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eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

The fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

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When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers U.S. Aggregate Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

Managed Income

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
Managed Income
Return Before Taxes	4.09%	4.93%	6.09%	11/01/89
Return After Taxes on Distributions	2.39%	2.91%	3.69%
Return After Taxes on Distributions and Sale of Shares	2.63%	3.04%	3.74%
Lehman Brothers U.S. Aggregate (Reflects no deduction for fees, expenses or taxes)	4.33%	5.06%	6.24%	N/A

  *  The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions.

    Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and

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IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other expenses: Include administration, transfer agency, custody, professional fees and registration fees.

the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect the expenses of the fund after February 1, 2008.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	.50%
Interest expense[1]	– –%
Other expenses	.17%
Acquired fund fees and expenses[2]	– –%
Total annual fund operating expenses	.67%
Fee waivers and expense reimbursements[3]	.02%
Net expenses[3]	.65%

  1  The fund periodically engages in certain investment transactions which generate interest expense. For the year ended September 30, 2006 the interest expense on the fund for such transactions was less than 0.01%.

  2  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  3  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Institutional class expenses to 0.65% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$66	$212	$371	$833

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Keith Anderson, Managing Director of BFM since 1988 and Vice Chairman since 2006, Scott Amero, Managing Director of BFM since 1990, Matthew Marra, Managing Director of BlackRock since 2006, and Andrew J. Phillips, Managing Director of BFM since 1999.

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Mr. Anderson is responsible for global fixed income strategy, asset allocation and the overall management of client portfolios. In this capacity, he coordinates BlackRock's team of portfolio managers and credit analysts who specialize in the government, agency, corporate and mortgage sectors and sub-sectors, worldwide. He is the Global Chief Investment Officer for Fixed Income, a member of BlackRock's Management and Executive Committees and Chairman of the Investment Strategy Group.

Mr. Amero is co-head of BlackRock's fixed income portfolio management team, a member of the Management Committee and co-chair of the Fixed Income Investment Strategy Group. Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. He is also the head of global fixed income research.

With BlackRock since 1995, Mr. Marra is a member of the Investment Strategy Group and his primary responsibility is the consistent implementation of investment strategies across all total return accounts with an emphasis on interest rate products. Mr. Marra has been a member of BlackRock's fixed income team since 1997.

Mr. Phillips is a member of the Investment Strategy Group and his primary responsibility is the consistent implementation of investment strategies across all total return accounts, with a sector emphasis on mortgage securities. Mr. Phillips has been a member of BlackRock's fixed income team since 1991.

Mr. Anderson and Mr. Amero have been members of the team managing the fund since 1995 and Mr. Marra and Mr. Phillips since 2006. Mr. Anderson has been a portfolio co-manager of the fund since 1997, Mr. Amero since 1999 and Mr. Marra and Mr. Phillips since 2006.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006

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annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Institutional Share Outstanding Throughout Each Period)

Managed Income Portfolio

	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$10.20	$10.41	$10.80	$10.71	$10.60
Income from investment operations
Net investment income	0.44 [2]	0.46 [2]	0.47 [2]	0.55	0.60
Net gain (loss) on investments (both realized and unrealized)	(0.12)	(0.18)	(0.10)	0.17	0.10
Total from investment operations	0.32	0.28	0.37	0.72	0.70
Less distributions
Distributions from net investment income	(0.48)	(0.45)	(0.48)	(0.63)	(0.59)
Distributions from net realized gains	(0.05)	(0.04)	(0.28)	– –	– –
Total distributions	(0.53)	(0.49)	(0.76)	(0.63)	(0.59)
Net asset value at end of period	$9.99	$10.20	$10.41	$10.80	$10.71
Total return	3.24%	2.76%	3.60%	6.91%	6.82%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$557,787	$587,061	$644,083	$810,452	$924,211
Ratios of expenses to average net assets
Net expenses	0.65%	0.65%	0.65%	0.65%	0.75%
Net expenses (excluding interest expense)	0.65%	0.65%	0.65%	0.65%	0.65%
Total expenses	0.73%	0.83%	0.81%	0.82%	0.90%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	4.42%	4.45%	4.50%	5.06%	5.63%
Before advisory/administration and other fee waivers	4.34%	4.27%	4.34%	4.89%	5.50%
Portfolio turnover rate	184%	252%	284%	613%[3]	290%

1  Audited by other auditors.

2  Calculated using the average shares outstanding method.

3  Includes dollar roll transactions, excluding these transactions the portfolio turnover would have been 206%.

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BlackRock

International Bond Portfolio

Investment Goal

The fund seeks to realize a total return that exceeds that of the Citigroup Non-U.S. World Government Bond Index (the benchmark).

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in non-dollar denominated bonds of issuers located outside of the United States in the five to fifteen year maturity range. The fund normally invests at least 80% of its assets in bonds and at least 65% of its assets in bonds of a diversified group of non-U.S. issuers from at least three developed countries. The fund may invest more than 25% of its assets in the securities of issuers located in Canada, France, Germany, Japan and the United Kingdom. The fund may from time to time invest in investment grade bonds of issuers in emerging market countries. The fund will also invest in non-U.S. currencies, however, the fund may underweight or overweight a currency based on the fund management team's outlook. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

The management team evaluates sectors of the bond markets of various world economies and individual securities within those sectors. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the benchmark.

If a security falls below investment grade, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future

IMPORTANT DEFINITIONS

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Citigroup Non-U.S. World Government Bond Index: An unmanaged index that tracks the performance of 21 government bond markets: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, the Netherlands, Norway, Poland, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

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IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

is an agreement to buy or sell instruments of these types at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Three of the main risks of investing in the fund are interest rate risk, credit risk and the risks associated with investing in non-dollar denominated bonds of issuers located outside of the United States. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change),

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the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past, and may do so again in the future, as a result of economic and political turmoil in many of these countries.

Investing a significant portion of assets in one country makes the fund more dependent upon the political and economic circumstances of a particular country than a mutual fund that is more widely diversified. For example, the Japanese economy may be affected by turmoil in other Asian countries. In addition, the ability to concentrate in Canada, France, Germany and the United Kingdom may make the fund's performance more dependent on developments in those countries.

The fund's expenses can be expected to be higher than those of funds investing primarily in domestic securities because the costs related to investing abroad are usually higher than domestic expenses.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting

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inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

Forward foreign currency exchange contracts do not eliminate fluctuations in the value of non-U.S. securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-

98

term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Citigroup Non-U.S. World Government Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

International Bond

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date1
International Bond
Return Before Taxes	6.17%	5.80%	7.04%	07/01/91
Return After Taxes on Distributions	5.95%	4.41%	4.66%
Return After Taxes on Distributions and Sale of Shares	4.01%	4.14%	4.54%
Citigroup Non-U.S. WGBI (Reflects no deduction for fees, expenses or taxes)	6.94%	9.50%	4.70%	N/A

  *  The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

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IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other expenses: Include administration, transfer agency, custody, professional fees and registration fees.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The tables below describe the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect the expenses of the fund after February 1, 2008.

Shareholder Fees

(Fees paid directly from your investment)

Redemption Fee* (as a percentage of amount redeemed)	2.0%

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	.55%
Other expenses	.27%
Acquired fund fees and expenses[1]	– –%
Total annual fund operating expenses	.82%
Fee waivers and expense reimbursements[2]	– –%
Net expenses[2]	.82%

  *  Fee applies only to shares that are redeemed or exchanged within 30 days of purchase.

  1  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Institutional class expenses to 1.03% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$84	$262	$455	$1,014

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Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Andrew Gordon, Managing Director of BFM since 1996, and Scott Thiel, Managing Director of BlackRock since 2002.

Mr. Gordon is the head of the global bond team and a member of the Investment Strategy Group. His primary responsibilities include developing and implementing strategies in the non-dollar and emerging markets sectors of the fixed income markets. Prior to joining BlackRock in 1996, Mr. Gordon, as principal, was responsible for developing strategies for a small relative value global fixed income hedge fund. Prior to that, he had an eight-year affiliation with CS First Boston, where he pioneered the firm's international fixed income research effort.

Mr. Thiel is a member of the Investment Strategy Group and his primary responsibility is developing and implementing strategies in the non-dollar and emerging market sectors of the fixed income markets. Prior to joining BlackRock, he was a Vice President at Goldman Sachs & Co. since 1989, where he was responsible for developing strategies in both U.S. and international interest rate and derivative markets for institutional money managers.

Mr. Gordon has been a member of the team managing the fund since 1997 and Mr. Thiel since 2002. Mr. Gordon has been a portfolio co-manager of the fund since 1997 and Mr. Thiel since 2004.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

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Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Institutional Share Outstanding Throughout Each Period)

International Bond Portfolio

	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$11.13	$11.41	$11.07	$10.54	$10.53
Income from investment operations
Net investment income	0.32 [2]	0.28 [2]	0.28 [2]	0.29 [2]	0.42 [2]
Net gain (loss) on investments (both realized and unrealized)	(0.20)	0.03	0.51	0.81	0.17
Total from investment operations	0.12	0.31	0.79	1.10	0.59
Less distributions
Distributions from net investment income	(0.29)	(0.58)	(0.45)	(0.33)	(0.58)
Distributions from capital	– –	– –	– –	(0.17)	– –
Distributions from net realized gains	– –	(0.01)	– –	(0.07)	– –
Total distributions	(0.29)	(0.59)	(0.45)	(0.57)	(0.58)
Redemption fees added to paid in capital	– – [3]	– –	– –	– –	– –
Net asset value at end of period	$10.96	$11.13	$11.41	$11.07	$10.54
Total return	1.15%[4]	2.46%	7.20%	10.78%	5.79%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$229,648	$346,746	$133,544	$64,038	$35,425
Ratios of expenses to average net assets
Net expenses	0.87%	0.94%	0.94%	0.94%	1.05%
Net expenses (excluding interest expense)	0.87%	0.94%	0.94%	0.94%	0.90%
Total expenses	0.89%	0.95%	0.96%	0.94%	1.05%
Ratios of net investment income to average net assets
After advisory/administration and otther fee waivers	2.93%	2.43%	2.44%	2.69%	3.89%
Before advisory/administration and otther fee waivers	2.91%	2.42%	2.41%	2.69%	3.89%
Portfolio turnover rate	148%	164%	240%	209%	206%

1 Audited by other auditors.

2 Calculated using the average shares outstanding method.

3 Redemption fees added to paid in capital are less than $0.005 per share.

4 Redemption fee of 2.00% is reflected in total return calculation. There is no impact to the return.

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BlackRock

High Yield Bond Portfolio

Investment Goal

The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in non-investment grade bonds with maturities of ten years or less. The fund normally invests at least 80% of its assets in high yield bonds, including convertible and preferred securities. The high yield securities (commonly called "junk bonds") acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor's or Ba or lower by Moody's) or will be determined by the fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. The fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The fund's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

The management team evaluates sectors of the high yield market and individual bonds within these sectors. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return.

To add additional diversification, the management team can invest in a wide range of securities including corporate bonds, mezzanine investments, collateralized bond obligations, bank loans and mortgage-backed and asset-backed securities. The fund can also invest, to the extent consistent with its investment goal, in non-U.S. and emerging market securities and currencies. The fund may invest in securities of any rating, and may invest up to 10% of its assets (measured at the time of investment) in distressed securities that are in default or the issuers of which are in bankruptcy. These securities involve considerable risk and have significant uncertainties regarding the issuer's current or future ability to make interest and principal payments. Typically the management team will invest in distressed securities when it believes they are undervalued.

If a security's rating declines, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bank Loans: The fund may invest in fixed and floating rate loans arranged through private negotiations between a company or a non-U.S. government and one or more financial institutions. The fund considers such investments to be debt securities.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Bond Obligations (CBO): The fund may invest in collateralized bond obligations (CBOs), which are securities backed by a diversified pool of high yield securities.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay to a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

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IMPORTANT DEFINITIONS

High Yield Bonds: Sometimes referred to as "junk bonds", these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low-rated issuer.

Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index: An unmanaged index comprised of issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1, at least one year to maturity, and no one issuer represents more than 2 percent of the index.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mezzanine Investments: These are subordinated debt securities which receive payments of interest and principal after other more senior security holders are paid. They are generally issued in private placements in connection with an equity security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. From time to time, the fund will use derivatives for leverage purposes, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such a reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

Non-investment grade bonds carry greater risks than securities which have higher credit ratings, including a high risk of default.

The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield bonds are considered speculative, meaning there is a significant risk that

104

companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also impact the market for lower-rated securities and the fund.

The market for high yield bonds is not as liquid as the markets for higher-rated securities. This means that it may be harder to buy and sell high yield bonds, especially on short notice, and high yield bonds may be more difficult for the fund to value accurately than higher rated securities. The market for high yield bonds could also be impacted by legal or tax changes.

If the fund invests in high yield securities that are rated C or below, the fund will incur significant risk in addition to the risks generally associated with investments in high yield securities. Distressed securities frequently do not produce income while they are outstanding. The fund may purchase distressed securities that are in default or the issuers of which are in bankruptcy. The fund may be required to bear certain extraordinary expenses in order to protect and recover its investment. The fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.

Mezzanine securities carry the risk that the issuer will not be able to meet its obligations and that the equity securities purchased with the mezzanine investments may lose value.

The market for bank loans may not be highly liquid and the fund may have difficulty selling them. These investments expose the fund to the credit risk of both the financial institution and the underlying borrower.

The pool of high yield securities underlying CBOs is typically separated into groupings called tranches representing different degrees of credit quality. The higher quality tranches have greater degree of protection and pay lower interest rates. The lower tranches, with greater risk, pay higher interest rates.

The expenses of the fund will be higher than those of mutual funds investing primarily in investment grade securities. The costs of investing in the high yield market are usually higher for several reasons, such as the higher costs for investment research and higher commission costs.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The

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characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. The fund's investments in commercial mortgage-backed securities with several classes will normally be in the lower classes that have greater risks than the higher classes including greater interest rate, credit and prepayment risks.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally,

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BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

The fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed

107

countries. As a result some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past, and may do so again in the future, as a result of economic and political turmoil in many of these countries.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions dealer mark-ups and other transactions costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

High Yield Bond

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As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	Since Inception	Inception Date1
High Yield Bond
Return Before Taxes	11.60%	11.00%	7.83%	11/19/98
Return After Taxes on Distributions	8.73%	7.49%	3.88%
Return After Taxes on Distributions and Sale of Shares	7.43%	7.29%	4.15%
Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap (Reflects no deduction for fees, expenses or taxes)	10.76%	10.20%	6.43%**	N/A

  *  The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmarks does not assume reinvestment of dividends and distributions.

    Source: BlackRock Advisors, LLC

  **  Daily returns not available. Based upon annualized data from November 30, 1998.

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The tables below describe the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect the expenses of the fund after February 1, 2008.

Shareholder Fees

(Fees paid directly from your investment)

Redemption/Exchange Fee* (as a percentage of amount redeemed)	2.0%

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	.50%
Interest expense[1]	– –%
Other expenses	.18%
Acquired fund fees and expenses[2]	– –%
Total annual fund operating expenses	.68%
Fee waivers and expense reimbursements[3]	– –%
Net expenses[3]	.68%

  *  Fee applies only to shares that are redeemed or exchanged within 30 days of purchase.

  1  The fund periodically engages in certain investment transactions which generate interest expense. For the year ended September 30, 2006 the interest expense of the fund for such transactions was less than 0.01%.

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other expenses: Include administration, transfer agency, custody, professional fees and registration fees.

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  2  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  3  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Institutional class expenses to 0.70% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average net assets until February 1, 2008. Including voluntary waivers, the net expenses for the Institutional class of the fund are estimated to be 0.60% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses). These voluntary waivers may be terminated at any time. See the "Management" section for a discussion of these waivers and reimbursements. In addition, BlackRock has agreed to voluntarily waive or reimburse fees or expenses such that net expenses would not exceed 0.60% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) for Institutional Shares. This voluntary waiver or reimbursement may be reduced or discontinued at any time; however, BlackRock has agreed not to reduce or discontinue this waiver or reimbursement for a period of two years after the closing of the reorganization of the fund and a mutual fund formerly managed by Merrill Lynch Investment Managers unless approved by the Fund's trustees, including a majority of the non-interested trustees.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$69	$218	$379	$847

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Jeff Gary, Managing Director of BFM since 2003, and Scott Amero, Managing Director of BFM since 1990.

Mr. Gary is the head of the High Yield Team and is a member of the Investment Strategy Group. Prior to joining BFM in 2003, he was a Managing Director and portfolio manager with AIG (American General) Investment Group.

Mr. Amero is co-head of BlackRock's fixed income portfolio management team, a member of the Management Committee and co-chair of the Fixed Income Investment Strategy Group. Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. He is also the head of global fixed income research.

Mr. Gary and Mr. Amero have been portfolio managers of the fund since September 2003, and Mr. Amero has been part of the portfolio management team since its inception.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

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Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Institutional Share Outstanding Throughout Each Period)

High Yield Bond Portfolio

	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$8.09	$8.14	$7.74	$6.75	$7.39
Income from investment operations
Net investment income	0.58 [2]	0.63 [2]	0.61 [2]	0.73	0.82
Net gain (loss) on investments (both realized and unrealized)	(0.01)	0.04	0.37	1.00	(0.64)
Total from investment operations	0.57	0.67	0.98	1.73	0.18
Less distributions
Distributions from net investment income	(0.60)	(0.58)	(0.58)	(0.74)	(0.82)
Distributions from net realized gains	(0.14)	(0.14)	– –	– –	– –
Total distributions	(0.74)	(0.72)	(0.58)	(0.74)	(0.82)
Redemption fees add to paid in capital are less than $0.005 per share	– – [3]	– – [3]	– – [3]	– –	– –
Net asset value at end of period	$7.92	$8.09	$8.14	$7.74	$6.75
Total return	7.57%[4]	8.53%[4]	13.03%[4]	26.98%	2.00%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$174,190	$165,805	$162,166	$170,902	$94,065
Ratios of expenses to average net assets
Net expenses	0.64%	0.70%	0.70%	0.76%	0.87%
Net expenses (excluding interest expense)	0.63%	0.70%	0.70%	0.70%	0.70%
Total expenses	0.76%	0.89%	0.85%	0.90%	1.01%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	7.35%	7.75%	7.63%	9.63%	10.94%
Before advisory/administration and other fee waivers	7.23%	7.56%	7.48%	9.49%	10.80%
Portfolio turnover rate	105%	129%	172%	212%	301%

1  Audited by other auditors.

2  Calculated using the average shares outstanding method.

3  Redemption fees added to paid in capital are less than $0.005 per share.

4  Redemption fee of 2.00% is reflected in total return calculation. There is no impact to the return.

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BlackRock

AMT-Free Municipal Bond Portfolio

IMPORTANT DEFINITIONS

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

General Obligation Bonds: Bonds which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.

High Yield Bonds: Sometimes referred to as "junk bonds", these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Lehman Brothers Municipal Bond Index: An unmanaged index of municipal bonds with the following characteristics: minimum credit rating of Baa, outstanding par value of at least $5 million and issued as part of a transaction of at least $50 million. In addition, the bonds must have a dated-date after December 31, 1990 and must be at least one year from their maturity date.

Effective October 2, 2006, the Tax-Free Income Portfolio was re-named the AMT-Free Municipal Bond Portfolio.

Investment Goal:

The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies:

In pursuit of this goal, the fund invests primarily in bonds issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies and authorities (and related tax-exempt derivative securities) the interest on which the fund manager believes is exempt from Federal income tax, including the Federal Alternative Minimum Tax (municipal securities). The fund normally invests at least 80% of its assets in municipal securities, including both general obligation and revenue bonds from a diverse range of issuers. The other 20% of its assets can be invested in securities of non-municipal issuers the income from which is exempt from Federal income tax and securities which are subject to Federal income tax, including the Federal Alternative Minimum Tax. The fund emphasizes municipal securities in the ten to twenty year maturity range. The fund intends to invest so that no more than 25% of its assets are represented by the municipal securities of issuers located in the same state.

The fund manager evaluates sectors of the municipal market and individual bonds within those sectors.

The fund may invest up to 20% of its assets in non-investment grade bonds (high yield or junk bonds) or convertible securities with a minimum rating of B. Split rated bonds will be considered to have the higher credit rating. If a security's rating falls below B, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not municipal securities (and therefore are subject to Federal income tax) and may hold an unlimited amount of uninvested cash reserves. Such a temporary defensive strategy would be inconsistent with the fund's primary investment strategies. If

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market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment goal.

The fund may invest in tender option bonds and residual interest tender option bonds, and may also invest in securities the return of which is inversely related to changes in an interest rate (inverse floaters).

The fund manager may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into interest rate transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest with another party for that other party's obligation to pay or its right to receive another type of interest in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. These practices may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluctuate significantly in price within a short time period.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies. Any capital appreciation realized by the fund as a result of its normal investment activities will generally result in capital gain distributions subject to Federal capital gain taxation.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval. The fund may not change the requirement that it normally invest at least 80% of its assets in municipal securities without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of securities such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future.

IMPORTANT DEFINITIONS

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Municipal Lease Obligations: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of the general obligations of the municipality.

Revenue Bonds: Bonds which are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Tender Option Bonds: Synthetic floating or variable rate securities issued when long term bonds are purchased in the primary or secondary market and then deposited into a trust. Custodial receipts are then issued to investors, such as the fund, evidencing ownership interests in the trust. The remarketing agent for the trust sets a floating or variable rate on typically a weekly basis. Tender option bonds may be considered derivatives. Residual interest tender option bonds are beneficial interests in a tender option bond trust.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

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Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due.

A B rating generally indicates that while the issuer can currently make its interest and principal payments, it probably will not be able to do so in times of financial difficulty. Non-investment grade securities carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also impact the market for lower-rated securities and the fund. The market for high yield bonds is not as liquid as the markets for higher rated securities. This means that it may be harder to buy and sell high yield bonds, especially on short notice, and high yield bonds may be more difficult for the fund to value accurately than higher rated securities. The market for high yield bonds could also be impacted by legal or tax changes.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Municipal securities include revenue bonds, general obligation bonds and municipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Municipal securities also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not

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a legal obligation of the state or municipality which created the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities. Municipal lease obligations also are subject to the risk that the municipality will not appropriate the funds for lease payments.

The fund may invest in bonds the interest on which may be subject to the Federal Alternative Minimum Tax. The fund may invest up to 20% of its assets in these bonds when added together with any of the fund's other taxable investments. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may, from time to time, invest up to 25% of its assets in securities whose issuers are located in a single state. These investments would make the fund more dependent upon the political and economic circumstances of that state than a mutual fund that invests more broadly.

The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for the fund to value accurately than securities of public corporations. In addition, municipal securities are subject to the risk that their tax treatment could be changed by Congress or state legislatures, thereby affecting the value of outstanding municipal securities.

The fund will rely on legal opinions of counsel to issuers of municipal securities as to the tax-free status of investments and will not do its own analysis.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Investments in tender option bonds, residual interest tender option bonds and inverse floaters expose the fund to the same risks as investments in derivatives, as well as risks associated with leverage, described below, especially the risk of increased volatility. An investment in these securities typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal. Distributions on residual interest tender option bonds and inverse floaters will bear an inverse relationship to short-term municipal security interest rates. Distributions on the residual

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interests and inverse floaters paid to the fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. Residual interest tender option bonds and inverse floaters generally will underperform the market for fixed rate municipal securities in a rising interest rate environment.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. The income from certain derivatives may be subject to Federal income tax.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the fund manager will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause a fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss subject to Federal capital gain taxation. Given the frequency of

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sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers Municipal Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

AMT-Free Municipal Bond

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date1
AMT-Free Municipal Bond
Return Before Taxes	4.14%	4.11%	4.79%	05/14/90
Return After Taxes on Distributions	4.14%	4.10%	4.76%
Return After Taxes on Distributions and Sale of Shares	4.20%	4.17%	4.78%
Lehman Brothers Municipal Bond (Reflects no deduction for fees, expenses or taxes)	4.84%	5.53%	5.76%	N/A

  *  The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions.
Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

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IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Interest Expense: The cost of borrowing money to buy additional securities.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect the expenses of the fund after February 1, 2008.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	.50%
Other expenses	.17%
Acquired fund fees and expenses[1]	– –%
Total annual fund operating expenses	.67%
Fee waivers and expense reimbursements[2]	.07%
Net expenses2,[3]	.60%

  1  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Institutional class expenses to 0.60% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. Including voluntary waivers, the net expenses for the Institutional class of the fund are estimated to be 0.48% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses). These voluntary waivers may be terminated at any time. See the "Management" section for a discussion of these waivers and reimbursements.

  3  The fund is required to report interest expense associated with certain fund investments. Such interest expense for the fund for the most recent fiscal year (as reported in the fund's audited financial statements) was 0.19%. However, the fund did not actually pay such interest expense, and therefore the fund's actual "Net expenses" were as shown in the "Annual Fund Operating Expenses" table above.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:*

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$61	$207	$366	$828

  *  The fund is required to report interest expense associated with certain fund investments. Such interest expense for the fund for the most recent fiscal year (as reported in the fund's audited financial statements) was 0.19%. However, the fund did not actually pay such interest expense, and therefore the fund's actual "Net expenses" were as shown in the "Annual Fund Operating Expenses" table above. If the fund had paid such interest expense, your 1, 3, 5 and 10 Year expenses would be $81, $267, $470 and $1054, respectively.

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Fund Management

The fund management team is led by Walter O'Connor, Managing Director of BlackRock since 2006. The team includes Theodore Jaeckel, CFA, Managing Director of BlackRock since 2006. Mr. O'Connor and Mr. Jaeckel joined BlackRock following the merger with Merrill Lynch Investment Managers (MLIM) in 2006. Mr. O'Connor was a Managing Director of MLIM from 2003 to 2006, a Director (Municipal Tax-Exempt Fund Management) of MLIM from 2000 to 2003, and a Vice President of MLIM from 1993 to 2000. Mr. Jaeckel is a member of BlackRock's Fixed Income Portfolio Management Group. His responsibility is managing client portfolios, with a sector emphasis on tax-exempt municipal securities. At MLIM, he was a portfolio manager with MLIM's tax-exempt fixed income team. Prior to joining MLIM in 1990, Mr. Jaeckel was a municipal bond trader with Chemical Bank. Mr. O'Connor and Mr. Jaeckel have been managing the fund since 2006.

The Statement of Additional Information (SAI) provides additional information about the fund manager's compensation, other accounts managed by the fund manager, and the fund manager's ownership of securities in the fund.

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Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Institutional Share Outstanding Throughout Each Period)

AMT-Free Municipal Bond Portfolio

	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$11.00	$11.11	$11.22	$11.38	$11.38
Income from investment operations
Net investment income	0.46 [2]	0.47 [2]	0.48 [2]	0.54	0.57
Net gain (loss) on investments (both realized and unrealized)	(0.07)	(0.12)	(0.10)	(0.17)	(0.01)
Total from investment operations	0.39	0.35	0.38	0.37	0.56
Less distributions
Distributions from net investment income	(0.46)	(0.46)	(0.49)	(0.53)	(0.56)
Total distributions	(0.46)	(0.46)	(0.49)	(0.53)	(0.56)
Net asset value at end of period	$10.93	$11.00	$11.11	$11.22	$11.38
Total return	3.65%	3.17%	3.46%	3.40%	5.08%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$271,641	$295,737	$308,122	$334,685	$360,392
Ratios of expenses to average net assets
Net expenses (excluding interest expense and fees)	0.52%	0.60%	0.60%	0.60%	0.60%
Net expenses (including interest expense and fees)	0.71%	0.72%	0.66%	0.69%	0.67%
Total expenses	0.92%	0.95%	0.88%	0.92%	0.88%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	4.26%	4.24%	4.34%	4.80%	5.10%
Before advisory/administration and other fee waivers	4.05%	4.01%	4.12%	4.57%	4.89%
Portfolio turnover rate	66%	87%	69%	72%	45%

1  Audited by other auditors.

2  Calculated using the average shares outstanding method.

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BlackRock

Delaware Municipal Bond Portfolio

Effective October 2, 2006, the Delaware Tax-Free Income Portfolio was re-named the Delaware Municipal Bond Portfolio.

Investment Goal

The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in bonds issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies or authorities (and related tax-exempt derivative securities) the interest on which the fund manager believes is exempt from regular Federal income tax and Delaware state income tax (municipal securities). The interest on these securities may not be exempt from Federal Alternative Minimum Tax. The fund normally invests at least 80% of its assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers (including issuers located outside of Delaware). The other 20% of its assets can be invested in securities of non-municipal issuers the income from which is exempt from Federal income tax and/or Delaware state income tax and securities which are subject to Federal income tax and Delaware state income tax. The fund emphasizes municipal securities in the ten to twenty year maturity range.

The fund manager evaluates sectors of the municipal market and individual bonds within those sectors.

The fund may invest up to 20% of its assets in non-investment grade bonds (high yield or junk bonds) or convertible securities with a minimum rating of B. Split rated bonds will be considered to have the higher credit rating. If a security's rating falls below B, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not municipal securities (and therefore are subject to regular Federal income tax and Delaware State income tax) and may hold an unlimited amount of uninvested cash reserves. Such a temporary defensive strategy would be inconsistent with the fund's primary investment

IMPORTANT DEFINITIONS

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

General Obligation Bonds: Bonds which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.

High Yield Bonds: Sometimes referred to as "junk bonds", these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Lehman Brothers Municipal Bond Index: An unmanaged index of municipal bonds with the following characteristics: minimum credit rating of Baa, outstanding par value of at least $5 million and issued as part of a transaction of at least $50 million. In addition, the bonds must have a dated-date after December 31, 1990 and must be at least one year from their maturity date.

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IMPORTANT DEFINITIONS

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Municipal Lease Obligations: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of the general obligations of the municipality.

Revenue Bonds: Bonds which are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Tender Option Bonds: Synthetic floating or variable rate securities issued when long term bonds are purchased in the primary or secondary market and then deposited into a trust. Custodial receipts are then issued to investors, such as the fund, evidencing ownership interests in the trust. The remarketing agent for the trust sets a floating or variable rate on typically a weekly basis. Tender option bonds may be considered derivatives. Residual interest tender option bonds are beneficial interests in a tender option bond trust.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

strategies. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment goal.

The fund may invest in tender option bonds and residual interest tender option bonds, and may also invest in securities the return of which is inversely related to changes in an interest rate (inverse floaters).

The fund manager may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities or enter into interest rate transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest with another party for that other party's obligation to pay or its right to receive another type of interest in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. These practices may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluctuate significantly in price within a short time period.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies. Any capital appreciation realized by the fund as a result of its normal investment activities will generally result in capital gain distributions subject to Federal capital gain taxation.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval. The fund may not change the requirement that it normally invest at least 80% of its assets in municipal securities without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of securities such as those held by the fund. Market interest rates have in recent years

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declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due.

A B rating generally indicates that while the issuer can currently make its interest and principal payments, it probably will not be able to do so in times of financial difficulty. Non-investment grade securities carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also impact the market for lower-rated securities and the fund. The market for high yield bonds is not as liquid as the markets for higher rated securities. This means that it may be harder to buy and sell high yield bonds, especially on short notice, and high yield bonds may be more difficult for the fund to value accurately than higher rated securities. The market for high yield bonds could also be impacted by legal or tax changes.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

The fact that the fund concentrates its investments in securities of issuers located in Delaware raises special concerns. In particular, changes in the economic conditions and governmental policies of Delaware and its political subdivisions, including as a result of legislation or litigation changing the taxation of municipal securities or the rights of municipal security holders in the event of bankruptcy, could impact the value of the fund's shares.

Municipal securities include revenue bonds, general obligation bonds and municipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private

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activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Municipal securities also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities. Municipal lease obligations also are subject to the risk that the municipality will not appropriate the funds for lease payments.

The fund may invest without limit in bonds the interest on which may be subject to the Federal Alternative Minimum Tax. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for the fund to value accurately than securities of public corporations. In addition, municipal securities are subject to the risk that their tax treatment could be changed by Congress or state legislatures, thereby affecting the value of outstanding municipal securities.

The fund will rely on legal opinions of counsel to issuers of municipal securities as to the tax-free status of investments and will not do its own analysis.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Investments in tender option bonds, residual interest tender option bonds and inverse floaters expose the fund to the same risks as investments in derivatives, as well as risks associated with leverage, described below, especially the risk of increased volatility. An investment in these securities typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal. Distributions on residual interest tender option bonds and inverse floaters will bear an inverse relationship to short-term municipal security interest rates. Distributions on the residual

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interests and inverse floaters paid to the fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. Residual interest tender option bonds and inverse floaters generally will underperform the market for fixed rate municipal securities in a rising interest rate environment.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. The income from certain derivatives may be subject to Federal income tax.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the fund manager will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause a fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss subject to Federal capital gain taxation. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Given the frequency of sales, such gain or loss will likely be

125

short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund's.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers Municipal Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

Delaware Municipal Bond

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	From Inception	Inception Date1
Delaware Municipal Bond
Return Before Taxes	3.79%	4.53%	4.71%	05/11/98
Return After Taxes on Distributions	3.79%	4.53%	4.67%
Return After Taxes on Distributions and Sale of Shares	3.96%	4.58%	4.71%
Lehman Brothers Municipal Bond (Reflects no deduction for fees, expenses or taxes)	4.84%	5.53%	5.37%**	N/A

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  *  The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions.
Source: BlackRock Advisors, LLC

  **  Daily returns not available. Based upon annualized returns from May 31, 1998.

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect the expenses of the fund after February 1, 2008.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	.55%
Other expenses	.24%
Acquired fund fees and expenses	.01%
Total annual fund operating expenses	.80%
Fee waivers and expense reimbursements[1]	.09%
Net expenses[1,2]	.71%

  1  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Institutional class expenses to 0.70% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. Including voluntary waivers, the net expenses for the Institutional class of the fund are estimated to be 0.68% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses). These voluntary waivers may be terminated at any time. See the "Management" section for a discussion of these waivers and reimbursements.

  2  The fund is required to report interest expense associated with certain fund investments. Such interest expense for the fund for the most recent fiscal year (as reported in the fund's audited financial statements) was 1.26%. However, the fund did not actually pay such interest expense, and therefore the fund's actual "Net expenses" were as shown in the "Annual Fund Operating Expenses" table above.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Interest Expense: The cost of borrowing money to buy additional securities.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

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at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:*

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$73	$246	$435	$981

  *  The fund is required to report interest expense associated with certain fund investments. Such interest expense for the fund for the most recent fiscal year (as reported in the fund's audited financial statements) was 1.26%. However, the fund did not actually pay such interest expense, and therefore the fund's actual "Net expenses" were as shown in the "Annual Fund Operating Expenses" table above. If the fund had paid such interest expense, your 1, 3, 5 and 10 Year expenses would be $200, $637, $1,100 and $2,383, respectively.

Fund Management

The fund management team is led by Michael Kalinoski, CFA, Director of BlackRock since 2006. Walter O'Connor, Managing Director of BlackRock since 2006, is a co-manager. Mr. Kalinoski and Mr. O'Connor joined BlackRock following the merger with Merrill Lynch Investment Managers (MLIM) in 2006. Mr. Kalinoski is a member of the Fixed Income Portfolio Management Group. His primary responsibility is managing client portfolios, with a sector emphasis on tax-exempt municipal securities. At MLIM, Mr. Kalinoski was responsible for managing the MuniEnhanced Fund, MuniYield Arizona Fund, MuniYield Quality Fund and MuniYield Quality Fund II. Prior to joining MLIM in 1999, Mr. Kalinoski was a municipal trader with Strong Capital Management. Mr. O'Connor was a Managing Director of Merrill Lynch Investment Managers (MLIM) from 2003 to 2006, a Director (Municipal Tax-Exempt Fund Management) of MLIM from 2000 to 2003, and a Vice President of MLIM from 1993 to 2000. Mr. Kalinoski and Mr. O'Connor have been managing the fund since 2006.

The Statement of Additional Information (SAI) provides additional information about the fund manager's compensation, other accounts managed by the fund manager, and the fund manager's ownership of securities in the fund.

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Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Institutional Share Outstanding Throughout Each Period)

Delaware Municipal Bond Portfolio

	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$9.92	$10.13	$10.23	$10.54	$10.20
Income from investment operations
Net investment income	0.43 [2]	0.43 [2]	0.47 [2]	0.52	0.55
Net gain (loss) on investments (both realized and unrealized)	(0.11)	(0.21)	(0.08)	(0.27)	0.31
Total from investment operations	0.32	0.22	0.39	0.25	0.86
Less distributions
Distributions from net investment income	(0.42)	(0.43)	(0.49)	(0.56)	(0.52)
Total distributions	(0.42)	(0.43)	(0.49)	(0.56)	(0.52)
Net asset value at end of period	$9.82	$9.92	$10.13	$10.23	$10.54
Total return	3.34%	2.16%	3.92%	2.53%	8.75%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$38,044	$46,782	$54,451	$54,512	$71,516
Ratios of expenses to average net assets
Net expenses (excluding interest expense and fees)	0.69%	0.70%	0.70%	0.70%	0.70%
Net expenses (including interest expense and fees)	1.95%	1.45%	1.17%	1.36%	1.33%
Total expenses	2.11%	1.67%	1.36%	1.56%	1.52%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	4.43%	4.24%	4.61%	5.06%	5.40%
Before advisory/administration and other fee waivers	4.27%	4.02%	4.42%	4.86%	5.22%
Portfolio turnover rate	5%	8%	3%	26%	13%

1  Audited by other auditors.

2  Calculated using the average shares outstanding method.

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BlackRock

Ohio Municipal Bond Portfolio

IMPORTANT DEFINITIONS

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of domestic and non-U.S. corporations, debt obligations of foreign governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

General Obligation Bonds: Bonds which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.

High Yield Bonds: Sometimes referred to as "junk bonds", these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Lehman Brothers Municipal Bond Index: An unmanaged index of municipal bonds with the following characteristics: minimum credit rating of Baa, outstanding par value of at least $5 million and issued as part of a transaction of at least $50 million. In addition, the bonds must have a dated-date after December 31, 1990 and must be at least one year from their maturity date.

Effective October 2, 2006, the Ohio Tax-Free Income Portfolio was re-named the Ohio Municipal Bond Portfolio.

Investment Goal

The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in bonds issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies or authorities (and related tax-exempt derivative securities) the interest on which the fund manager believes is exempt from regular Federal income tax and Ohio state income tax (municipal securities). The interest on these securities may not be exempt from Federal Alternative Minimum Tax. The fund normally invests at least 80% of its assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers (including issuers located outside of Ohio). The other 20% of its assets can be invested in securities of non-municipal issuers the income from which is exempt from Federal income tax and/or Ohio state income tax and securities which are subject to Federal income tax and Ohio state income tax. The fund emphasizes municipal securities in the ten to twenty year maturity range.

The fund manager evaluates sectors of the municipal market and individual bonds within those sectors.

The fund may invest up to 20% of its assets in non-investment grade bonds (high yield or junk bonds) or convertible securities with a minimum rating of B. Split rated bonds will be considered to have the higher credit rating. If a security's rating falls below B, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not municipal securities (and therefore are subject to regular Federal income tax and Ohio state income tax) and may hold an unlimited amount of uninvested cash reserves. Such a temporary defensive strategy would be inconsistent with the fund's primary investment

130

strategies. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment goal.

The fund may invest in tender option bonds and residual interest tender option bonds, and may also invest in securities the return of which is inversely related to changes in an interest rate (inverse floaters).

The fund manager may, when consistent with the fund's investment goal buy or sell options or futures on a security or an index of securities, or enter into interest rate transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest with another party for that other party's obligation to pay or its right to receive another type of interest in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. These practices may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluctuate significantly in price within a short time period.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies. Any capital appreciation realized by the fund as a result of its normal investment activities will generally result in capital gain distributions subject to Federal gain taxation.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval. The fund may not change the requirement that it normally invest at least 80% of its assets in municipal securities without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of securities such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline

IMPORTANT DEFINITIONS

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Municipal Lease Obligations: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of the general obligations of the municipality.

Revenue Bonds: Bonds which are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Tender Option Bonds: Synthetic floating or variable rate securities issued when long term bonds are purchased in the primary or secondary market and then deposited into a trust. Custodial receipts are then issued to investors, such as the fund, evidencing ownership interests in the trust. The remarketing agent for the trust sets a floating or variable rate on typically a weekly basis. Tender option bonds may be considered derivatives. Residual interest tender option bonds are beneficial interests in a tender option bond trust.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

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may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due.

A B rating generally indicates that while the issuer can currently make its interest and principal payments, it probably will not be able to do so in times of financial difficulty. Non-investment grade securities carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also impact the market for lower-rated securities and the fund. The market for high yield bonds is not as liquid as the markets for higher rated securities. This means that it may be harder to buy and sell high yield bonds, especially on short notice, and high yield bonds may be more difficult for the fund to value accurately than higher rated securities. The market for high yield bonds could also be impacted by legal or tax changes.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

The fact that the fund concentrates its investments in securities of issuers located in Ohio raises special concerns. In particular, changes in the economic conditions and governmental policies of Ohio and its political subdivisions, including as a result of legislation or litigation changing the taxation of municipal securities or the rights of municipal security holders in the event of bankruptcy, could impact the value of the fund's shares.

Municipal securities include revenue bonds, general obligation bonds and municipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of

132

the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Municipal securities also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities. Municipal lease obligations also are subject to the risk that the municipality will not appropriate the funds for lease payments.

The fund may invest without limit in bonds the interest on which may be subject to the Federal Alternative Minimum Tax. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for the fund to value accurately than securities of public corporations. In addition, municipal securities are subject to the risk that their tax treatment could be changed by Congress or state legislatures, thereby affecting the value of outstanding municipal securities.

The fund will rely on legal opinions of counsel to issuers of municipal securities as to the tax-free status of investments and will not do its own analysis.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Investments in tender option bonds, residual interest tender option bonds and inverse floaters expose the fund to the same risks as investments in derivatives, as well as risks associated with leverage, described below, especially the risk of increased volatility. An investment in these securities typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal. Distributions on residual interest tender

133

option bonds and inverse floaters will bear an inverse relationship to short-term municipal security interest rates. Distributions on the residual interests and inverse floaters paid to the fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. Residual interest tender option bonds and inverse floaters generally will underperform the market for fixed rate municipal securities in a rising interest rate environment.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. The income from certain derivatives may be subject to Federal income tax.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the fund manager will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause a fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss subject to Federal capital

134

gain taxation. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund's.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers Municipal Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

Ohio Municipal Bond

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date1
Ohio Municipal Bond
Return Before Taxes	3.38%	4.69%	5.19%	12/01/92
Return After Taxes on Distributions	2.69%	4.55%	5.11%
Return After Taxes on Distributions and Sale of Shares	3.02%	4.58%	5.10%
Lehman Brothers Municipal Bond (Reflects no deduction for fees, expenses or taxes)	4.84%	5.53%	5.76%	N/A

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IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Interest Expense: The cost of borrowing money to buy additional securities.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

  *  The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions.
Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect the expenses of the fund after February 1, 2008.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	.50%
Other expenses	.18%
Acquired fund fees and expenses	.01%
Total annual fund operating expenses	.69%
Fee waivers and expense reimbursements[1]	.08%
Net expenses[1,2]	.61%

  1  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Institutional class expenses to 0.60% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

  2  The fund is required to report interest expense associated with certain fund investments. Such interest expense for the fund for the most recent fiscal year (as reported in the fund's audited financial statements) was 0.67%. However, the fund did not actually pay such interest expense, and therefore the fund's actual "Net expenses" were as shown in the "Annual Fund Operating Expenses" table above.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual

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cost may be higher or lower, based on these assumptions your costs would be:*

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$62	$213	$376	$851

  *  The fund is required to report interest expense associated with certain fund investments. Such interest expense for the fund for the most recent fiscal year (as reported in the fund's audited financial statements) was 0.67%. However, the fund did not actually pay such interest expense, and therefore the fund's actual "Net expenses" were as shown in the "Annual Fund Operating Expenses" table above. If the fund had paid such interest expense, your 1, 3, 5 and 10 Year expenses would be $130, $423, $737 and $1,628, respectively.

Fund Management

The fund management team is led by Fred Stuebe, Director of BlackRock since 2006. Walter O'Connor, Managing Director of BlackRock since 2006, is a co-manager. Mr. Stuebe and Mr. O'Connor joined BlackRock following the merger with Merrill Lynch Investment Managers (MLIM) in 2006. Mr. Stuebe is a member of the Fixed Income Portfolio Management Group. His primary responsibility is managing client portfolios, with a sector emphasis on tax-exempt municipal securities. At MLIM, Mr. Stuebe was a director and portfolio manager on the tax-exempt team. Prior to joining MLIM in 1989, Mr. Stuebe was a portfolio manager at Old Republic Insurance Company. He began his career as a portfolio manager at First National Bank of Chicago. Mr. O'Connor was a Managing Director of Merrill Lynch Investment Managers (MLIM) from 2003 to 2006, a Director (Municipal Tax-Exempt Fund Management) of MLIM from 2000 to 2003, and a Vice President of MLIM from 1993 to 2000. Mr. Stuebe and Mr. O'Connor have been managing the fund since 2006.

The Statement of Additional Information (SAI) provides additional information about the fund manager's compensation, other accounts managed by the fund manager, and the fund manager's ownership of securities in the fund.

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Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Institutional Share Outstanding Throughout Each Period)

Ohio Municipal Bond Portfolio

	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$10.64	$10.88	$10.87	$11.09	$10.80
Income from investment operations
Net investment income	0.48 [2]	0.48 [2]	0.54 [2]	0.52	0.52
Net gain (loss) on investments (both realized and unrealized)	(0.13)	(0.21)	(0.03)	(0.22)	0.35
Total from investment operations	0.35	0.27	0.51	0.30	0.87
Less distributions
Distributions from net investment income	(0.47)	(0.51)	(0.50)	(0.52)	(0.58)
Total distributions	(0.47)	(0.51)	(0.50)	(0.52)	(0.58)
Net asset value at end of period	$10.52	$10.64	$10.88	$10.87	$11.09
Total return	3.37%	2.55%	4.82%	2.79%	8.40%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$87,546	$100,501	$96,730	$97,589	$96,974
Ratios of expenses to average net assets
Net expenses (excluding interest expense and fees)	0.60%	0.60%	0.60%	0.60%	0.60%
Net expenses (including interest expense and fees)	1.27%	1.04%	0.84%	0.93%	0.96%
Total expenses	1.42%	1.29%	1.08%	1.16%	1.17%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	4.56%	4.47%	4.97%	4.78%	4.93%
Before advisory/administration and other fee waivers	4.41%	4.22%	4.73%	4.55%	4.71%
Portfolio turnover rate	13%	9%	5%	15%	22%

1  Audited by other auditors.

2  Calculated using the average shares outstanding method.

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BlackRock

Kentucky Municipal Bond Portfolio

Effective October 2, 2006, the Kentucky Tax-Free Income Portfolio was re-named the Kentucky Municipal Bond Portfolio.

Investment Goal

The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in bonds issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies or authorities (and related tax-exempt derivative securities) the interest on which the fund manager believes is exempt from regular Federal income tax and Kentucky state income tax (municipal securities). The interest on these securities may not be exempt from Federal Alternative Minimum Tax. The fund normally invests at least 80% of its assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers (including issuers located outside of Kentucky). The other 20% of its assets can be invested in securities of non-municipal issuers the income from which is exempt from Federal income tax and/or Kentucky state income tax and securities which are subject to Federal income tax and Kentucky state income tax. The fund emphasizes municipal securities in the ten to twenty year maturity range.

The management team evaluates sectors of the municipal market and individual bonds within those sectors.

The fund may invest up to 20% of its assets in non-investment grade bonds (high yield or junk bonds) or convertible securities with a minimum rating of B. Split rated bonds will be considered to have the higher credit rating. If a security's rating falls below B, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not municipal securities (and therefore are subject to regular Federal income tax and Kentucky state income tax) and may hold an unlimited amount of uninvested cash reserves. Such a temporary defensive strategy would be inconsistent with the fund's primary investment strategies. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment goal.

IMPORTANT DEFINITIONS

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

General Obligation Bonds: Bonds which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.

High Yield Bonds: Sometimes referred to as "junk bonds", these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Lehman Brothers Municipal Bond Index: An unmanaged index of municipal bonds with the following characteristics: minimum credit rating of Baa, outstanding par value of at least $5 million and issued as part of a transaction of at least $50 million. In addition, the bonds must have a dated-date after December 31, 1990 and must be at least one year from their maturity date.

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IMPORTANT DEFINITIONS

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Municipal Lease Obligations: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of the general obligations of the municipality.

Revenue Bonds: Bonds which are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Tender Option Bonds: Synthetic floating or variable rate securities issued when long term bonds are purchased in the primary or secondary market and then deposited into a trust. Custodial receipts are then issued to investors, such as the fund, evidencing ownership interests in the trust. The remarketing agent for the trust sets a floating or variable rate on typically a weekly basis. Tender option bonds may be considered derivatives. Residual interest tender option bonds are beneficial interests in a tender option bond trust.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

The fund may invest in tender option bonds and residual interest tender option bonds, and may also invest in securities the return of which is inversely related to changes in an interest rate (inverse floaters).

The fund manager may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into interest rate transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest with another party for that other party's obligation to pay or its right to receive another type of interest in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. These practices may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluctuate significantly in price within a short time period.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies. Any capital appreciation realized by the fund as a result of its normal investment activities will generally result in capital gain distributions subject to Federal capital gain taxation.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval. The fund may not change the requirement that it normally invest at least 80% of its assets in municipal securities without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of securities such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due.

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A B rating generally indicates that while the issuer can currently make its interest and principal payments, it probably will not be able to do so in times of financial difficulty. Non-investment grade securities carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also impact the market for lower-rated securities and the fund. The market for high yield bonds is not as liquid as the markets for higher rated securities. This means that it may be harder to buy and sell high yield bonds, especially on short notice, and high yield bonds may be more difficult for the fund to value accurately than higher rated securities. The market for high yield bonds could also be impacted by legal or tax changes.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

The fact that the fund concentrates its investments in securities of issuers located in Kentucky raises special concerns. In particular, changes in the economic conditions and governmental policies of Kentucky and its political subdivisions, including as a result of legislation or litigation changing the taxation of municipal securities or the rights of municipal security holders in the event of bankruptcy, could impact the value of the fund's shares.

Municipal securities include revenue bonds, general obligation bonds and municipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Municipal securities also

141

include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities. Municipal lease obligations also are subject to the risk that the municipality will not appropriate the funds for lease payments.

The fund may invest without limit in bonds the interest on which may be subject to the Federal Alternative Minimum Tax. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for the fund to value accurately than securities of public corporations. In addition, municipal securities are subject to the risk that their tax treatment could be changed by Congress or state legislatures, thereby affecting the value of outstanding municipal securities.

The fund will rely on legal opinions of counsel to issuers of municipal securities as to the tax-free status of investments and will not do its own analysis.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Investments in tender option bonds, residual interest tender option bonds and inverse floaters expose the fund to the same risks as investments in derivatives, as well as risks associated with leverage, described below, especially the risk of increased volatility. An investment in these securities typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal. Distributions on residual interest tender option bonds and inverse floaters will bear an inverse relationship to short-term municipal security interest rates. Distributions on the residual interests and inverse floaters paid to the fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. Residual interest tender option bonds and

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inverse floaters generally will underperform the market for fixed rate municipal securities in a rising interest rate environment.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. The income from certain derivatives may be subject to Federal income tax.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the fund manager will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause a fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss subject to Federal capital gain taxation. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

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When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund's.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers Municipal Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

Kentucky Municipal Bond

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	From Inception	Inception Date1
Kentucky Municipal Bond
Return Before Taxes	3.31%	4.19%	4.27%	05/11/98
Return After Taxes on Distributions	2.83%	4.09%	4.17%
Return After Taxes on Distributions and Sale of Shares	3.27%	4.15%	4.24%
Lehman Brothers Municipal Bond (Reflects no deduction for fees, expenses or taxes)	4.84%	5.53%	5.37%**	N/A

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  *  The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions.
Source: BlackRock Advisors, LLC

  **  Daily returns not available. Based upon annualized returns from May 31, 1998.

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect the changes of the fund after February 1, 2008.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	.55%
Other expenses	.22%
Acquired fund fees and expenses	.01%
Total annual fund operating expenses	.78%
Fee waivers and expense reimbursements[1]	.12%
Net expenses[1,2]	.66%

  1  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Institutional class expenses to 0.65% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. Including voluntary waivers, the net expenses for the Institutional class of the fund are estimated to be 0.63% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses). These voluntary waivers may be terminated at any time. See the "Management" section for a discussion of these waivers and reimbursements.

  2  The fund is required to report interest expense associated with certain fund investments. Such interest expense for the fund for the most recent fiscal year (as reported in the fund's audited financial statements) was 0.56%. However, the fund did not actually pay such interest expense, and therefore the fund's actual "Net expenses" were as shown in the "Annual Fund Operating Expenses" table above.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Interest Expense: The cost of borrowing money to buy additional securities.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

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at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:*

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$67	$237	$421	$955

  *  The fund is required to report interest expense associated with certain fund investments. Such interest expense for the fund for the most recent fiscal year (as reported in the fund's audited financial statements) was 0.56%. However, the fund did not actually pay such interest expense, and therefore the fund's actual "Net expenses" were as shown in the "Annual Fund Operating Expenses" table above. If the fund had paid such interest expense, your 1, 3, 5 and 10 Year expenses would be $124, $413, $723 and $1,602, respectively.

Fund Management

The fund management team is led by Fred Stuebe, Director of BlackRock since 2006. Walter O'Connor, Managing Director of BlackRock since 2006, is a co-manager. Mr. Stuebe and Mr. O'Connor joined BlackRock following the merger with Merrill Lynch Investment Managers (MLIM) in 2006. Mr. Stuebe is a member of the Fixed Income Portfolio Management Group. His primary responsibility is managing client portfolios, with a sector emphasis on tax-exempt municipal securities. At MLIM, Mr. Stuebe was a director and portfolio manager on the tax-exempt team. Prior to joining MLIM in 1989, Mr. Stuebe was a portfolio manager at Old Republic Insurance Company. He began his career as a portfolio manager at First National Bank of Chicago. Mr. O'Connor was a Managing Director of Merrill Lynch Investment Managers (MLIM) from 2003 to 2006, a Director (Municipal Tax-Exempt Fund Management) of MLIM from 2000 to 2003, and a Vice President of MLIM from 1993 to 2000. Mr. Stuebe and Mr. O'Connor have been managing the fund since 2006.

The Statement of Additional Information (SAI) provides additional information about the fund manager's compensation, other accounts managed by the fund manager, and the fund manager's ownership of securities in the fund.

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Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Institutional Share Outstanding Throughout Each Period)

Kentucky Municipal Bond Portfolio

	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$9.69	$9.73	$9.77	$9.99	$9.94
Income from investment operations
Net investment income	0.46 [2]	0.46 [2]	0.45 [2]	0.48	0.49
Net gain (loss) on investments (both realized and unrealized)	(0.18)	(0.14)	(0.07)	(0.20)	0.07
Total from investment operations	0.28	0.32	0.38	0.28	0.56
Less distributions
Distributions from net investment income	(0.39)	(0.36)	(0.42)	(0.50)	(0.51)
Total distributions	(0.39)	(0.36)	(0.42)	(0.50)	(0.51)
Net asset value at end of period	$9.58	$9.69	$9.73	$9.77	$9.99
Total return	3.01%	3.35%	4.01%	2.95%	5.82%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$61,918	$71,188	$78,549	$115,104	$135,938
Ratios of expenses to average net assets
Net expenses (excluding interest expense and fees)	0.66%	0.70%	0.70%	0.70%	0.70%
Net expenses (including interest expense and fees)	1.22%	1.05%	0.86%	0.88%	0.86%
Total expenses	1.39%	1.26%	1.05%	1.06%	1.03%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	4.81%	4.69%	4.61%	4.94%	4.99%
Before advisory/administration and other fee waivers	4.64%	4.48%	4.42%	4.76%	4.81%
Portfolio turnover rate	8%	4%	7%	34%	11%

1  Audited by other auditors.

2  Calculated using the average shares outstanding method.

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About Your Investment

Buying Shares

Institutional Shares are offered without a sales charge to:

■  Institutional and individual investors with a minimum investment of $2 million

■  Certain qualified employee benefit plans

■  Investors in selected fee-based programs

■  Registered investment advisers with a minimum investment of $250,000

■  Trust departments of PNC Bank and Merrill Lynch Trust Company and their affiliates on behalf of clients for whom they

■  act in a fiduciary capacity (excluding participant-directed employee benefit plans)

■  otherwise have investment discretion or

■  act as custodian for at least $2 million in assets

■  Unaffiliated banks, thrifts or trust companies that have agreements with the Fund's distributor

■  Holders of certain Merrill Lynch-sponsored unit investment trusts (UITs) who reinvest dividends received from such UITs in shares of one or more BlackRock funds

Purchase orders may be placed by calling (800) 441-7762.

Investors who currently own Institutional Shares of a fund may make additional purchases of Institutional Shares of that fund except for investors holding shares through certain client accounts at financial intermediaries that are omnibus with the Fund and do not meet applicable minimums.

What Price Per Share Will You Pay?

The price of mutual fund shares generally changes every day the New York Stock Exchange (NYSE) is open (business day). A mutual fund is a pool of investors' money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $50 million and has 5 million shares outstanding, the net asset value (NAV) per share is $10.

Purchase orders received by the close of regular trading on the NYSE (currently 4 p.m. (Eastern time)) on each day the NYSE is open will be priced based on the NAV calculated at the close of trading on that day. NAV is calculated separately for each class of shares of each fund as of the close of business on the NYSE, generally 4 p.m. (Eastern time), each day the NYSE is open.

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Shares will not be priced on days the NYSE is closed. Purchase orders received after the close of trading will be priced based on the next calculation of NAV. Non-U.S. securities and certain other securities held by a fund may trade on days when the NYSE is closed. In these cases, net asset value of shares may change when fund shares cannot be bought or sold.

Since the NAV changes daily, the price of your shares depends on the time that your order is received.

Each fund's assets are valued primarily on the basis of market quotations. Certain short-term debt securities are valued on the basis of amortized cost. When a determination is made that market quotations are not readily available, including, but not limited to, when (i) the exchange or market on which a security is traded does not open for trading for an entire trading day and no other market prices are available, (ii) a particular security does not trade regularly or has had its trading halted, (iii) a security does not have a price source due to its lack of liquidity, (iv) BlackRock believes a market quotation from a broker-dealer is unreliable (e.g., where it varies significantly from a recent trade), (v) the security is thinly traded or (vi) there has been a significant subsequent event, each fund values the affected securities at fair value as determined by BlackRock pursuant to procedures adopted by the Fund's Board of Trustees. For example, the fund will value a security that trades principally on a foreign market using the most recent closing market price from the market on which the security principally trades, unless, in BlackRock's judgment, a significant event subsequent to the market close has rendered such market closing price unreliable. Because significant events could affect the value of a foreign security between the close of the foreign market where the security is principally traded and the time the fund calculates its NAV, such closing price may not be reflective of current market conditions. In this case, the fund will use what it believes to be the fair value of the security as of the time the fund calculates its NAV.

Fair value represents a good faith approximation of the value of a security. A security's valuation may differ depending on the method used for determining value. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining a fund's

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NAV. As a result, a fund's sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Certain financial institutions may buy and sell Institutional Shares on behalf of their customers. The institutions may charge a fee for this service and may impose additional conditions on owning fund shares. Shareholders should contact their institutions for more information.

Paying for Shares

Payment for Institutional Shares must normally be made in Federal funds or other funds immediately available by 4 p.m. (Eastern time) on the first business day following receipt of the order. Payment may also, at the discretion of the Fund, be made in the form of securities that are permissible investments for the respective fund. If payment is not received by this time, you will be responsible for any loss to the Fund.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Fund, to obtain, verify and record information that identifies each person who opens an account. When opening an account, you will be asked for your name, address, date of birth and other information that will allow the Fund to identify you. The Fund may also ask to see other identifying documents such as a driver's license (for individuals) or Articles of Incorporation or other formation documents (for institutions). The Fund may use a third party to obtain and verify this information. The Fund may not be able to establish an account, or it may close your existing account and/or redeem your shares involuntarily, if you do not provide sufficient information within the relevant time periods.

How Much is the Minimum Investment?

The minimum investment for the initial purchase of Institutional Shares is:

■  $2 million for institutions and individuals

■  $250,000 for registered investment advisers

The Fund has lower investment minimums for other categories of shareholders eligible to purchase Institutional Shares, including selected fee-based programs and qualified employee benefit plans as set forth in the "Buying Shares" section.

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The Fund does not accept third party checks as payment for shares.

The Fund may permit a lower initial investment for certain investors if their purchase, combined with purchases by other investors received together by the Fund, meets the minimum investment requirement. The Fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements for any shareholder and suspend and resume the sale of any share class of any fund at any time for any reason.

Distribution and Service Plan

The Fund has adopted a plan (the Plan) that allows the Fund to pay distribution fees for the sale of its shares under Rule 12b-1 of the Investment Company Act and shareholder servicing fees for certain services provided to its shareholders.

In accordance with the Plan, Institutional shares currently do not make such payments. The Fund, however, may enter into non-Plan agreements with brokers, dealers, financial institutions and industry professionals (including PNC Bank, Merrill Lynch & Co., Inc. (Merrill Lynch), BlackRock and their affiliates) (Service Organizations) pursuant to which the Fund will pay a Service Organization for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are in addition to, rather than in lieu of, fees the Fund pays to its transfer agent and are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization or (2) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial.

The Plan permits BlackRock, BlackRock Distributors, Inc. (the Distributor) and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Fund). From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits. BlackRock, the Distributor and their affiliates may compensate affiliated and unaffiliated Service Organizations for the sale and distribution of shares of the Fund or for these other services to the Fund and shareholders. These payments may be a fixed dollar amount, may

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be based on the number of customer accounts maintained by the Service Organization, or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as "revenue sharing" payments. In some circumstances, these revenue sharing payments may create an incentive for a Service Organization, its employees or associated persons to recommend or sell shares of the Fund to you. Please contact your Service Organization for details about payments it may receive from the Fund or from BlackRock, the Distributor or their affiliates. For more information, see the SAI.

Selling Shares

Shareholders may place redemption orders by telephoning (800) 441-7762. Shares are redeemed at the NAV per share next determined after receipt of the redemption order, minus any applicable redemption fee. See "Market Timing and Redemption Fees" below. The Fund, its administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures.

Payment for redeemed shares for which a redemption order is received before 4 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming shareholder on the next business day, provided that the funds' custodian is also open for business. Payment for redemption orders received after 4 p.m. (Eastern time) or on a day when the funds' custodian is closed is normally wired in Federal funds on the next business day following redemption on which the funds' custodian is open for business. The Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgement of the Fund, an earlier payment could adversely affect a fund. No charge for wiring redemption payments is imposed by the Fund.

During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Redemption requests may also be mailed to BlackRock Funds, c/o PFPC Inc., P.O. Box 9819, Providence, RI 02940.

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The Fund is not responsible for the efficiency of the Federal wire system or the shareholder's firm or bank. The Fund does not currently charge for wire transfers. The shareholder is responsible for any charges imposed by the shareholder's bank. To change the name of the single, designated bank account to receive wire redemption proceeds, it is necessary to send a written request to BlackRock Funds, c/o PFPC Inc., P.O. Box 9819, Providence, RI 02940.

The Fund may refuse a telephone redemption request if it believes it is advisable to do so.

Market Timing and Redemption Fees

The Board of Trustees of the Fund has determined that the interests of long-term shareholders and the Fund's ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations—also known as "market timing." The funds are not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege for Investor, Institutional and R Shares is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of a fund and its shareholders. For example, large flows of cash into and out of a fund may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve the fund's investment goal. Frequent trading may cause a fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce a fund's performance.

A fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of the fund's portfolio securities and the determination of the fund's NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling fund shares at a price that does not reflect their true value. A similar risk exists for funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return

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received by long-term shareholders. The Fund will seek to eliminate these opportunities by using fair value pricing, as described in "What Price Per Share Will You Pay?" above.

The Fund discourages market timing and seeks to prevent frequent purchases and sales or exchanges of fund shares that it determines may be detrimental to a fund or long-term shareholders. The Board of Trustees has approved the policies discussed below to seek to deter market timing activity. The Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of fund shares because legitimate strategies, such as asset allocation, dollar cost averaging or similar activities, may result in frequent trading of fund shares. It is not expected that shareholders would be harmed by such legitimate activities.

If, as a result of its own investigation, information provided by a financial intermediary or other third party, or otherwise, the Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If the Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and the Fund will not be responsible for any losses you therefore may suffer. In addition, any redemptions or exchanges that you make (as a result of the activity described above or otherwise) will be subject to any and all redemption fees, as described below. For transactions placed directly with the Fund, the Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Fund. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide the Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated are not known by the Fund. While the Fund monitors for market timing activity, the Fund may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the funds. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a financial intermediary is determined by the Fund to be engaged in market timing or other improper trading activity, the Fund's

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distributor may terminate such financial intermediary's agreement with the distributor, suspend such financial intermediary's trading privileges or take other appropriate actions.

Each of the Fund's High Yield Bond, International Bond, Aurora, Small/Mid-Cap Growth, Small Cap Value Equity, Small Cap Core Equity, Small Cap Growth Equity, Health Sciences Opportunities, Global Science & Technology Opportunities, Global Resources, All-Cap Global Resources, U.S. Opportunities, Global Opportunities and International Opportunities Portfolios will automatically assess and retain a fee of 2% of the current NAV, after excluding the effect of any contingent deferred sales charges, of shares being redeemed or exchanged within 30 days of acquisition (other than those acquired through reinvestment of dividends or other distributions). A new 30-day period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Portfolio A are exchanged for shares of Portfolio B 20 days after the purchase of the Portfolio A shares, followed in 20 days by an exchange of the Portfolio B shares for shares of Portfolio C, will be subject to two redemption fees (one on each exchange).

The redemption fee is for the benefit of the remaining shareholders of a fund and is intended to encourage long-term investment, to compensate for transaction and other expenses caused by early redemptions and exchanges, and to facilitate portfolio management. The "first-in, first-out" method is used to determine the holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. The Fund sells shares to some 401(k) plans, 403(b) plans, bank or trust company accounts, and accounts of certain financial institutions or intermediaries that do not apply the redemption fee to underlying shareholders, often because of administrative or systems limitations. From time to time, with the approval of the Fund, the redemption fee will not be assessed on redemptions or exchanges by: (i) accounts of asset allocation programs or wrap programs whose trading practices are determined by the Fund not to be detrimental to a fund or long-term shareholders (e.g., model driven programs with periodic automatic portfolio rebalancing that prohibit participant-directed trading and other programs with similar characteristics); (ii) accounts of shareholders who have died or become disabled; (iii) shareholders redeeming or exchanging shares through the Fund's Systematic Withdrawal

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Plan, Systematic Exchange Plan or in connection with required distributions from an IRA, 401(k) plan, 403(b) plan or any other Internal Revenue Code Section 401 qualified employee benefit plan or account, or distribution from a 529 plan; (iv) shareholders executing rollovers of current investments in the Fund through qualified employee benefit plans; and (v) certain other accounts in the absolute discretion of the Fund when the redemption fee is de minimis or a shareholder can demonstrate hardship. The Fund reserves the right to modify or eliminate these waivers at any time.

There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

The Fund may from time to time use other methods that it believes are appropriate to deter market timing or other trading activity that may be detrimental to a fund or long-term shareholders.

The Fund's
Rights

The Fund may:

■  Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act,

■  Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act or as described in the second paragraph in the section "Selling Shares" above,

■  Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level, as described below, and

■  Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act.

Accounts with Low Balances

The Fund may redeem a shareholder's account in any fund at any time if the net asset value of the account in such fund falls below the required minimum initial investment as the result of a redemption or an exchange request. The shareholder will be notified in writing that the value of the account is less than the required amount and the shareholder will be allowed 60 days to make additional investments before the redemption is processed.

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Statements

Every shareholder automatically receives quarterly account statements. In addition, for tax purposes, shareholders also receive a yearly statement describing the characteristics of any dividends or other distributions received.

Management

BlackRock Funds' adviser is BlackRock Advisors, LLC (BlackRock). BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 100 Bellevue Parkway, Wilmington, DE 19809. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with approximately $1.125 trillion of assets under management as of December 31, 2006. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc. and Merrill Lynch & Co., Inc. BlackRock Financial Management, Inc. (BFM), an affiliate of BlackRock located at 40 E. 52nd Street, New York, NY 10022, acts as sub-adviser to the funds.

For their investment advisory and sub-advisory services, BlackRock and BFM, as applicable, are entitled to fees computed daily on a fund-by-fund basis and payable monthly. For the fiscal year ended September 30, 2006, the aggregate advisory fees paid by the funds to BlackRock as a percentage of average daily net assets were:

Enhanced Income	0.04%
Low Duration Bond	0.26%
Intermediate Government Bond	0.42%
Intermediate Bond II	0.31%
Intermediate Bond	0.02%
Total Return II	0.28%
Total Return	0.24%
Government Income	0.28%
Inflation Protected Bond	0.00%
GNMA	0.25%
Managed Income	0.48%
International Bond	0.54%
High Yield Bond	0.38%
AMT-Free Municipal Bond	0.30%
Delaware Municipal Bond	0.45%
Ohio Municipal Bond	0.43%
Kentucky Municipal Bond	0.43%

IMPORTANT DEFINITIONS

Adviser: The adviser of a mutual fund is responsible for the overall investment management of the fund. The adviser for BlackRock Funds is BlackRock.

Sub-Adviser: The sub-adviser of a fund is responsible for its day-to-day management and will generally make all buy and sell decisions. Sub-advisers also provide research and credit analysis. The sub-adviser for all the funds is BlackRock Financial Management, Inc.

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The maximum annual advisory fees that can be paid to BlackRock (as a percentage of average daily net assets) are as follows:

Total Annual Advisory Fee (Before Waivers)

AVG DAILY NET ASSETS	Each Fund Except Enhanced Income, Int'l Bond, Inflation Protected Bond, GNMA, KY Municipal Bond, DE Municipal Bond INVESTMENT ADVISORY FEE	Int'l Bond, GNMA, KY Municipal Bond, DE Municipal Bond INVESTMENT ADVISORY FEE	Inflation Protected Bond INVESTMENT ADVISORY FEE
First $1 billion	0.500%	0.550%	0.400%
$1 billion- $2 billion	0.450%	0.500%	0.375%
$2 billion- $3 billion	0.425%	0.475%	0.350%
greater than $3 billion	0.400%	0.450%	0.325%

The maximum annual advisory fees that can be paid to BlackRock for the Enhanced Income Portfolio (as a percentage of average daily net assets) is .40%.

A discussion regarding the basis for the Board of Trustees of the Fund approving the Fund's investment advisory contracts is available in the Fund's semi-annual report to shareholders.

Information about the portfolio manager for each of the funds is presented in the appropriate fund section.

As discussed above, BlackRock has agreed contractually to cap net expenses of each share class of each fund (excluding (i) interest, taxes, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by a fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, a fund's investments; and (iv) other extraordinary expenses not incurred in the ordinary course of a fund's business, if any) at the levels shown in each fund's expense table.

To achieve this cap, BlackRock and the Fund have entered into an expense limitation agreement. The agreement sets a limit on certain of the operating expenses of each class of shares and requires BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit.

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If within two years following a waiver or reimbursement, the operating expenses of a share class that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that share class, the share class is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the fund of which the share class is a part has more than $50 million in assets, (2) BlackRock or an affiliate serves as the fund's investment adviser or administrator and (3) the Board of Trustees of the Fund has approved in advance the payments to BlackRock at the previous quarterly meeting of the Board.

Conflicts of Interest

The investment activities of BlackRock and its affiliates (including, for these purposes, Merrill Lynch & Co., Inc., BlackRock, Inc., The PNC Financial Services Group, Inc. and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively with BlackRock, the Affiliates)) in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock provides investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the funds. BlackRock and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more Affiliates act or may act as an investor, investment banker, research provider, investment manager, financer, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in the global fixed income, currency, commodity, equity and other markets in which the funds directly and indirectly invest. Thus, it is likely that the funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate performs or seeks to perform investment banking or other services. One or more Affiliates may engage in proprietary trading and advise accounts and mutual funds that have investment objectives similar to those of the funds and/or that engage in and compete for transactions in the same types of securities, currencies and instruments as the funds. The trading activities of these Affiliates

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are carried out without reference to positions held directly or indirectly by the funds and may result in an Affiliate having positions that are adverse to those of the funds. No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the funds. As a result, an Affiliate may compete with the funds for appropriate investment opportunities. The results of the funds' investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the funds could sustain losses during periods in which one or more Affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the funds may, from time to time, enter into transactions in which an Affiliate or its other clients have an adverse interest. Furthermore, transactions undertaken by an Affiliate or Affiliate-advised clients may adversely impact the funds. Transactions by one or more Affiliate-advised clients or BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the funds. The funds' activities may be limited because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. In addition, the funds may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. The funds also may invest in securities of companies for which an Affiliate provides or may some day provide research coverage. An Affiliate may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the funds or who engage in transactions with or for the funds. The funds may also make brokerage and other payments to an Affiliate in connection with the funds' portfolio investment transactions.

Under a securities lending program approved by the Fund's Board of Trustees, the Fund has retained an Affiliate of BlackRock to serve as the securities lending agent for the funds to the extent that a fund participates in the securities lending program. For these services, the lending agent may receive a fee from the funds, including a fee based on the returns earned on the funds' investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the funds may lend its portfolio securities under the securities lending program.

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The activities of BlackRock or its Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.

Dividends and Distributions

BlackRock Funds makes two kinds of distributions to shareholders: net investment income and net realized capital gains.

Distributions of net investment income derived by a fund are paid within 10 days after the end of each month. The Fund's Board of Trustees may change the timing of such dividend payments.

Net realized capital gains (including net short-term capital gains), if any, will be distributed by a fund at least annually at a date determined by the Fund's Board of Trustees.

Your distributions will be reinvested at net asset value in new shares of the same class of the fund unless you instruct PFPC Inc. in writing to pay them in cash. There are no sales charges on these reinvestments.

If you invest in a fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as "buying a dividend." Distributions that are declared in December, but paid in January are taxable as if they were paid in December.

Taxation of Distributions

Distributions paid out of a fund's "net capital gain" will be taxed to shareholders as long-term capital gain, regardless of how long a shareholder has owned shares. Distributions of net investment income and net short-term capital gains will generally be taxed to shareholders as ordinary income. However, individual shareholders who satisfy certain holding period requirements and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to "qualified dividend income" received by the fund. "Qualified dividend income" generally consists of dividends received from U.S. corporations (other than dividends from tax exempt organizations and certain dividends from real estate investment

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trusts and regulated investment companies) and certain foreign corporations.

Each of the AMT-Free Municipal Bond, Delaware Municipal Bond, Ohio Municipal Bond and Kentucky Municipal Bond Portfolios intends to pay most of its dividends as exempt-interest dividends, which means such dividends are exempt from regular Federal income tax. However, each of these funds may generally invest up to 20% of its assets in non-municipal securities, the interest on which will be subject to Federal income tax. In addition, a certain portion of the dividends distributed by a fund may be subject to the Federal Alternative Minimum Tax. The state or municipality where you live may not charge you state and local taxes on dividends paid with respect to interest on obligations of such state or municipality. Otherwise, these dividends will generally be subject to state and local taxes.

Dividends paid with respect to interest on securities issued by the U.S. Government and its agencies may also be exempt from some types of state and local taxes.

Your annual tax statement from the Fund will present in detail the tax status of your distributions for each year.

When you sell your shares of a fund, you may realize a capital gain or loss. Use of the exchange privilege also will be treated as a taxable event because it will be deemed a redemption and subsequent purchase of the shares involved. Therefore, use of the exchange privilege may be subject to federal, state and local income tax.

If more than half of the total asset value of a fund is invested in non-U.S. securities, the fund may elect to "pass through" to its shareholders the amount of non-U.S. income taxes paid by it. In such case, you would be required to include your proportionate share of such taxes in your income and may be entitled to deduct or credit such taxes when computing your taxable income.

If you do not provide a fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

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Non-U.S. investors may be subject to U.S. withholding and/or estate tax, and will be subject to special U.S. tax certification requirements. Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax adviser about federal, state and local tax consequences of owning shares of the Fund.

Exchange Privilege

Once you are a shareholder, you generally have the right to exchange Institutional Shares from one BlackRock fund to Institutional Shares of another to meet your changing financial needs. Please note that you can exchange only into a share class and fund that are open to new investors, unless you have a current account in a fund that is closed to new investors.

There is no required minimum amount with respect to exchanges of Institutional Shares. Institutional Shares of each BlackRock fund may be exchanged for Institutional shares of other funds which offer that class of shares, based on their respective net asset values. For Federal income tax purposes a share exchange is a taxable event and a capital gain or loss may be realized. Please consult your tax or other financial adviser before making an exchange request.

Exchanges may be subject to the 2% redemption fee. See "Market Timing and Redemption Fees" above.

Investors who currently own Institutional Shares of a fund may make exchanges into Institutional Shares of other funds except for investors holding shares through certain client accounts at financial intermediaries that are omnibus with the Fund and do not meet applicable minimums.

There are several ways to make an exchange: you may call the Fund at (800) 441-7762 and speak with one of our representatives, make the exchange via the Internet by accessing your account online, or you may send a written request to us at BlackRock Funds c/o PFPC Inc., P.O. Box 9819, Providence, RI 02940-8019. Please note, if you indicated on your New Account Application that you did not want the Telephone Exchange Privilege, you will not be able to place exchanges via the telephone until you update this option either in writing or by calling our Service Center. The Fund has the right to reject any telephone request for any reason.

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The Fund may suspend or terminate your exchange privilege at any time for any reason, including if the Fund believes, in its sole discretion, that you are engaging in market timing activities. See "Market Timing and Redemption Fees" above.

The Fund reserves the right to modify, limit the use of, or terminate the exchange privilege at any time for any reason.

Important Notice Regarding Delivery of Shareholder Documents

The funds deliver only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as "householding" and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Electronic Access to Annual Reports, Semi-Annual Reports and Prospectuses

Electronic copies of most financial reports and prospectuses are available on the Fund's website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)  Access the BlackRock website at http://www.blackrock.com/edelivery

2)  Log into your account

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, Clients) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how

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we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

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For more information:

This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Fund is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports

These reports contain additional information about each of the funds' investments. The annual report describes the funds' performance, lists portfolio holdings, and discusses recent market conditions, economic trends and fund investment strategies that significantly affected the funds' performance for the last fiscal year.

Statement of Additional Information (SAI)

A Statement of Additional Information, dated January 31, 2007, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the Fund, may be obtained free of charge, along with the Fund's annual and semi-annual reports, by calling (800) 441-7762. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus.

BlackRock Investor Shares

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:00 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 441-7762.

Purchases and Redemptions

Call your registered representative or (800) 441-7762.

World Wide Web

Access general fund information and specific fund performance, including SAI and annual/semi-annual reports, free of charge. Request mutual fund prospectuses and literature. Forward mutual fund inquiries. www.blackrock.com/funds

Written Correspondence

BlackRock Funds
c/o PFPC Inc.
PO Box 9819
Providence, RI 02940-8019

Overnight Mail

BlackRock Funds
c/o PFPC Inc.
101 Sabin Street
Pawtucket, RI 02860

Internal Wholesalers/Broker Dealer Support

Available to support investment professionals 8:30 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 882-0052

Portfolio Characteristics and Holdings

A description of the Fund's policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 882-0052.

Securities and Exchange Commission

You may also view and copy public information about the Fund, including the SAI, by visiting the EDGAR database on the SEC Web site (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC directly at (202) 551-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549.

INVESTMENT COMPANY ACT FILE NO. 811-05742

PRO-BD-INST 07

ALTERNATIVES BLACKROCK SOLUTIONS EQUITIES FIXED INCOME LIQUIDITY REAL ESTATE

BlackRock Funds
Bond Portfolios

R Shares

Prospectus

January 31, 2007

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

Enhanced Income

Low Duration Bond

Intermediate Government Bond

Intermediate Bond II

Intermediate Bond

Inflation Protected Bond

GNMA

Managed Income

International Bond

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of

Contents

How to Find the Information You Need	How to Find the Information You Need	1

	THE BLACKROCK BOND PORTFOLIOS

	Enhanced Income	2

	Low Duration Bond	11

	Intermediate Government Bond	21

	Intermediate Bond II	30

	Intermediate Bond	39

	Inflation Protected Bond	49

	GNMA	59

	Managed Income	67

	International Bond	76

About Your Investment	How to Buy/Sell Shares	85

	Dividends/Distributions/Taxes	98

How to Find the
Information You Need

About BlackRock Funds

This is the BlackRock Bond Portfolios Prospectus. It has been written to provide you with the information you need to make an informed decision about whether to invest in BlackRock Funds (the Fund). The Fund's investment adviser is BlackRock Advisors, LLC (BlackRock).

This Prospectus contains information on 9 of the BlackRock Bond funds. The Prospectus has been organized so that each fund has its own short section. Simply turn to the section for any particular fund to read about important fund facts. Also included are sections that tell you about buying and selling shares, certain fees and expenses, shareholder features of the funds and your rights as a shareholder. These sections apply to all the funds.

In February 2006, BlackRock, Inc., the parent company of BlackRock, and Merrill Lynch & Co., Inc. (Merrill Lynch) announced that they had reached an agreement pursuant to which Merrill Lynch will contribute its investment management business, Merrill Lynch Investment Managers (MLIM), to BlackRock, Inc. (the Transaction). In connection with the Transaction, the Merrill Lynch Short Term U.S. Government Fund, Inc. and the Merrill Lynch Inflation Protected Fund will reorganize into the BlackRock Low Duration Bond Portfolio and the BlackRock Inflation Protected Bond Portfolio, respectively.

Effective October 2, 2006, the BlackRock Intermediate Bond Portfolio was re-named the "BlackRock Intermediate Bond Portfolio II" and the BlackRock Intermediate PLUS Bond Portfolio has been re-named the "BlackRock Intermediate Bond Portfolio."

1

BlackRock

Enhanced Income Portfolio

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Citigroup 1-Year Treasury Index: An unmanaged index that measures total return for the one-year on-the-run coupon Treasury security. The index consists of existing U.S. Treasury bonds with approximately one year to maturity with each issue having at least $1 billion public amount outstanding.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.

Commercial Paper: Short-term securities with maturities of 1 to 270 days which are issued by banks, corporations and others.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Investment Goal

The fund seeks to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in bonds diversified among several categories. The fund's dollar-weighted effective duration will be between 0 and 18 months during normal market conditions.

The management team evaluates sectors of the bond market and individual securities within these sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities, corporate bonds and non-U.S. Government securities. The fund may also invest in money market instruments, such as U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets of more than $1 billion (including obligations of foreign branches of such banks) and high quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard and Poor's, Prime-2 or higher by Moody's or F-2 or higher by Fitch. The fund may invest in unrated notes, paper and other instruments that are determined by the fund management team to be of comparable quality to the instruments described above. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return.

The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or, if unrated, determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. The fund may also invest up to 25% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The fund's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

If a security's rating falls below investment grade, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

2

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

3

The fund may invest up to 25% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non- U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying

4

degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet

5

segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

Since R Shares of the fund have no performance history, the chart and table below give you a picture of the fund's long-term performance for Investor A Shares. Although the chart and table show returns for the Investor A Shares which are not offered in this Prospectus, the Investor A Shares would have substantially similar annual returns as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of .80% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 1.47% of average daily net assets (after waivers and reimbursements) for the current fiscal year. The information shows you how the fund's performance will vary and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Citigroup 1-Year Treasury Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

6

As of 12/31  Investor A Shares

ANNUAL TOTAL RETURNS*

Enhanced Income

As of 12/31/05

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	Since Inception	Inception Date[1]
Enhanced Income; Inv A
Return Before Taxes	-1.01%	-0.45%	03/04/04
Return After Taxes on Distributions	-2.03%	-1.20%
Return After Taxes on Distributions and Sale of Shares	-0.66%	-0.81%
Citigroup 1-Yr. Treasury (Reflects no deduction for fees, expenses or taxes)	4.24%	2.47%	N/A

  *  The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC.

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

The tables below describe the fees and expenses that you may pay if you buy and hold R Shares of the fund.

The fund's year to date total return as of 6/30/06 was 1.64%.

These returns assume payment of applicable sales charges.

7

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund's distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		.40%
Distribution (12b-1) fees		.25%
Other expenses[1]		.82%
Service fees	.25%
Other	.57%
Total annual fund operating expenses[2]		1.47%

  1  The R class is newly created and, accordingly, "Other expenses" are based on estimated amounts for the current fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit R class expenses to 1.77% of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
R Shares*	$150	$465

  *  Reflects imposition of sales charge.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Scott Amero, Managing Director of BFM since 1990, Keith Anderson, Managing Director of BFM since 1988 and Vice Chairman since 2006, and Todd Kopstein, Managing Director of BFM since 2003.

Mr. Amero is co-head of BlackRock's fixed income portfolio management team, a member of the Management Committee and co-chair of the Fixed Income Investment Strategy Group. Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. He is also the head of global fixed income research.

Mr. Anderson is responsible for global fixed income strategy, asset allocation and the overall management of client portfolios. In this capacity, he coordinates BlackRock's team of portfolio managers and credit analysts who specialize in the government, agency, corporate and mortgage sectors and sub-sectors, worldwide. He is the Global Chief Investment Officer for Fixed Income, a member

8

of BlackRock's Management and Executive Committees and Chairman of the Investment Strategy Group.

With BlackRock since 1994, Mr. Kopstein is a member of the Investment Strategy Group and his primary responsibility is managing total return portfolios, with a sector emphasis on short duration securities.

Mr. Anderson, Mr. Amero and Mr. Kopstein have been portfolio co-managers of the fund since inception.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

Financial Highlights

Since R Shares of the fund have no performance history, the financial information in the table below shows the fund's financial performance for the periods indicated for Investor A Shares of the fund. Although Investor A Shares are not offered in this Prospectus, the Investor A Shares would have substantially similar performance as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and performance would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of .80% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 1.47% of average daily net assets (after waivers and reimbursements) for the current fiscal year. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP. Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2005 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request (see back cover for ordering instructions).

9

FINANCIAL HIGHLIGHTS

(For an Investor A Share Outstanding Throughout Each Period)

Enhanced Income Portfolio

	INVESTOR A SHARES
	For the Period 10/01/05 to 3/31/06 (unaudited)	Year Ended 9/30/05	For the Period 3/19/04[1] through 9/30/04
Net asset value at beginning of period	$9.85	$9.93	$10.00
Income from investment operations
Net investment income	0.17 [2]	0.28 [2]	0.06 [2]
Net loss on investments (both realized and unrealized)	(0.04)	(0.12)	(0.07)
Total from investment operations	0.13	0.16	(0.01)
Less distributions
Distributions from net investment income	(0.17)	(0.24)	(0.06)
Total distributions	(0.17)	(0.24)	(0.06)
Net asset value at end of period	$9.81	$9.85	$9.93
Total return[3]	1.36%[4]	1.62%	(0.12)%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$3	$2	– – [5]
Ratios of expenses to average net assets Net expenses	0.76%[6]	0.74%	0.71%[6]
Net expenses (excluding interest expenses)	0.76%[6]	0.71%	0.71%[6]
Total expenses	3.16%[6]	1.19%	1.61%[6]
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	3.48%[6]	2.77%	1.46%[6]
Before advisory/administration and other fee waivers	1.08%[6]	2.32%	0.56%[6]
Portfolio turnover rate	59%	147%	208%

1  Commencement of operations of share class.

2  Calculated using the average shares outstanding method.

3  Sales load not reflected in total return.

4  Not Annualized.

5  Net assets end of period are less than $1,000.

6  Annualized.

10

BlackRock

Low Duration Bond Portfolio

Investment Goal

The fund seeks to realize a rate of return that exceeds the total return of the Merrill Lynch 1-3 Year Treasury Index (the benchmark).

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in investment grade bonds and maintains an average portfolio duration that is within ±20% of the duration of the benchmark.

The management team evaluates sectors of the bond market and individual securities within these sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the benchmark.

The fund may also invest up to 5% of its assets in non-investment grade bonds (high yield or junk bonds) or convertible securities with a minimum rating of B and up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Split rated bonds will be considered to have the higher credit rating. The fund's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

If a security's rating falls below B, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

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IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

High Yield Bonds: Sometimes referred to as "junk bonds", these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Merrill Lynch 1-3 Year Treasury Index: An unmanaged index comprised of Treasury securities with maturities from 1 to 2.99 years.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. From time to time, the fund will use derivatives for leverage purposes, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk. Certain commercial mortgage-backed securities are

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issued in several classes with different levels of yield and credit protection. The fund's investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because

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they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

The fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

The fund may invest in non-investment grade or "high yield" fixed income or convertible securities commonly known to investors as "junk bonds." The fund may not invest more than 5% of its assets in high yield securities and all such securities must be rated B or higher at the time of purchase by at least one major rating agency. A B rating generally indicates that while the issuer can currently make its interest and principal payments, it probably will not be able to do so in times of financial difficulty. Non-investment grade securities carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time.

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The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market values may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder. During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also impact the market for lower-rated securities and the fund. Also, the market for high yield securities is not as liquid as the market for higher rated securities. This means that it may be harder to buy and sell high yield securities, especially on short notice, and high yield securities may be more difficult for the fund to value accurately than higher rated securities. The market for high yield securities could also be impacted by legal or tax changes.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

Since R Shares of the fund have no performance history, the chart and table below give you a picture of the fund's long-term performance for Investor A Shares. Although the chart and table show returns for the Investor A Shares which are not offered in this Prospectus, the Investor A Shares would have substantially similar annual returns as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and the annual returns would differ

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only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of .81% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 1.29% of average daily net assets (after waivers and reimbursements) for the current fiscal year. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Merrill Lynch 1-3 Year Treasury Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

The fund's year to date total return as of 6/30/06 was 1.11%.

As of 12/31  Investor A Shares

ANNUAL TOTAL RETURNS*

Low Duration Bond

As of 12/31/05

AVERAGE ANNUAL TOTAL RETURNS*

These returns assume payment of applicable sales charges.

	1 Year	3 Years	5 Years	10 Years	Inception Date[1]
Low Duration Bond; Inv A
Return Before Taxes	-1.76%	0.25%	2.64%	4.06%	07/17/92
Return After Taxes on Distributions	-2.87%	-0.65%	1.38%	2.33%
Return After Taxes on Distributions and Sale of Shares	-1.14%	-0.30%	1.49%	2.38%
ML 1-3 Yr. Treasury (Reflects no deduction for fees, expenses or taxes)	3.96%	2.17%	2.82%	4.69%	N/A

  *  The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC.

  1  Inception date of the fund's oldest class(es).

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After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold R Shares of the fund.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		.48%
Distribution (12b-1) fees		.25%
Interest expense[1]		– –
Other expenses[2]		.56%
Service fees	.25%
Other	.31%
Total annual fund operating expenses[3]		1.29%

  1  The fund periodically engages in certain investment transactions which generate interest expense. For the year ended September 30, 2005 the interest expense on the fund for such transactions was less than .01%.

  2  The R class is newly created and, accordingly, "Other expenses" are based on estimated amounts for the current fiscal year.

  3  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit R class expenses to 1.59% (excluding interest expense) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
R Shares	$131	$409

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Scott Amero, Managing Director of BFM since 1990, Keith Anderson, Managing Director of BFM since 1988 and Vice Chairman since 2006, and Todd Kopstein, Managing Director of BFM since 2003.

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund's distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

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Mr. Amero is co-head of BlackRock's fixed income portfolio management team, a member of the Management Committee and co-chair of the Fixed Income Investment Strategy Group. Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. He is also the head of global fixed income research.

Mr. Anderson is responsible for global fixed income strategy, asset allocation and the overall management of client portfolios. In this capacity, he coordinates BlackRock's team of portfolio managers and credit analysts who specialize in the government, agency, corporate and mortgage sectors and sub-sectors, worldwide. He is the Global Chief Investment Officer for Fixed Income, a member of BlackRock's Management and Executive Committees and Chairman of the Investment Strategy Group.

With BlackRock since 1994, Mr. Kopstein is a member of the Investment Strategy Group and his primary responsibility is managing total return portfolios, with a sector emphasis on short duration securities.

Mr. Amero and Mr. Anderson have been members of the team managing the fund since 1992, and Mr. Kopstein since 1998. Mr. Amero has been a portfolio co-manager since inception, Mr. Anderson since 1999 and Mr. Kopstein since January 2003.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

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Financial Highlights

Since R Shares of the fund have no performance history, the financial information in the tables below shows the fund's financial performance for the periods indicated for Investor A Shares of the fund. Although Investor A Shares are not offered in this Prospectus, the Investor A Shares would have substantially similar performance as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and performance would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of .81% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 1.29% of average daily net assets (after waivers and reimbursements) for the current fiscal year. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later, and for the reclassifications noted in the table below) and PricewaterhouseCoopers LLP (for the other fiscal years shown except for the reclassifications noted in the table below). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2005 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request (see back cover for ordering instructions).

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FINANCIAL HIGHLIGHTS

(For an Investor A Share Outstanding Throughout Each Period)

Low Duration Bond Portfolio

	INVESTOR A SHARES
	For the Period 10/01/05 to 3/31/06 (unaudited)	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]	Year Ended 9/30/01[1]
Net asset value at beginning of period	$9.93	$10.10	$10.24	$10.26	$10.21	$9.82
Income from investment operations
Net investment income[2]	0.16 [3]	0.28 [3]	0.18 [3]	0.21	0.36	0.52
Net gain (loss) on investments[2] (both realized and unrealized)	(0.06)	(0.17)	(0.12)	0.04	0.13	0.41
Total from investment operations	0.10	0.11	0.06	0.25	0.49	0.93
Less distributions
Distributions from net investment income	(0.19)	(0.28)	(0.16)	(0.26)	(0.39)	(0.54)
Distributions from net realized gains	– –	– –	(0.04)	(0.01)	(0.05)	– –
Total distributions	(0.19)	(0.28)	(0.20)	(0.27)	(0.44)	(0.54)
Net asset value at end of period	$9.84	$9.93	$10.10	$10.24	$10.26	$10.21

Total return[4]	0.99%[5]	1.07%[6]	0.69%	2.47%	4.93%	9.70%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$73,299	$75,652	$87,317	$102,047	$69,211	$12,808
Ratios of expenses to average net assets
Net expenses	0.81%[7]	0.81%	0.88%	0.90%	1.02%	1.43%
Net expenses (excluding interest expense)	0.81%[7]	0.81%	0.88%	0.90%	1.02%	1.00%
Total expenses	1.18%[7]	1.15%	1.27%	1.20%	1.27%	1.70%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers[2]	3.34%[7]	2.81%	1.74%	1.91%[8]	3.18%	4.91%[8]
Before advisory/administration and other fee waivers[2]	2.97%[7]	2.47%	1.35%	1.61%[8]	2.93%	4.64%[8]
Portfolio turnover rate	44%	127%	216%	195%	195%	168%

1  Audited by other auditors.

2  The Fund has reclassified periodic payments made under interest rate swap agreements, previously included within interest income or expense, as a component of realized gain (loss) in the statement of operations. For consistency, similar reclassifications have been made to amounts appearing in the previous year's statement of changes in net assets and the per share amounts in prior year financial highlights. Prior year net investment income ratios in the financial highlights have also been modified accordingly. This reclassification had no effect on the Fund's net asset value, either in total or per share, or its total increase (decrease) in net assets from operations during any period.

3  Calculated using the average shares outstanding method.

4  Neither front-end sales load nor contingent deferred sales load is reflected.

5  Not Annualized.

6  Redemption fee of 2.00% is reflected in total return calculation.

7  Annualized.

8  Amounts reclassified and audited by Deloitte & Touche LLP as part of the audit for the fiscal year ended September 30, 2004. See Note C to the BlackRock Taxable Bond Portfolios Annual Report for the fiscal year ended September 30, 2004, for full explanations of such reclassifications.

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BlackRock

Intermediate Government Bond Portfolio

Investment Goal

The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in the highest rated government and agency bonds and maintains an average portfolio duration that is within ±20% of the Lehman Brothers Intermediate Government Index (the benchmark). The fund normally invests at least 80% of its assets in bonds that are issued or guaranteed by the U.S. Government and its agencies.

Securities purchased by the fund generally are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. In addition, the fund's dollar-weighted average maturity will be between 3 and 10 years.

The management team evaluates sectors of the bond market and individual securities within those sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the benchmark.

The fund invests primarily in dollar-denominated bonds, but may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The fund's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

If a security falls below the highest rating category, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Dollar-Weighted Average Maturity: The average maturity of the fund is the average amount of time until the organizations that issued the debt securities in the fund's portfolio must pay off the principal amount of the debt. "Dollar-weighted" means the larger the dollar value of debt security in the fund, the more weight it gets in calculating this average.

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IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Lehman Brothers Intermediate Government Index: An unmanaged index comprised of U.S. Government securities from the more comprehensive Lehman Brothers U.S. Aggregate Index. This index concentrates on intermediate maturity bonds and thus excludes all maturities from the broader index that are 10 years or greater.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

A main risk of investing in the fund is interest rate risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price

22

fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (GNMA) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA securities also are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC) are solely the obligations of FNMA or FHLMC, as the case may be, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting non-U.S. investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

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The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss.

24

Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

Since R Shares of the fund have no performance history, the chart and table below give you a picture of the fund's long-term performance for Investor A Shares. Although the chart and table show returns for the Investor A Shares which are not offered in this Prospectus, the Investor A Shares would have substantially similar annual returns as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of 1.03% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 1.27% of average daily net assets (after waivers and reimbursements) for the current fiscal year. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers Intermediate Government Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31  Investor A Shares

ANNUAL TOTAL RETURNS*

The fund's year to date total return as of 6/30/06 was 0.01%

Intermediate Government Bond

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IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund's distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

As of 12/31/05

AVERAGE ANNUAL TOTAL RETURN*

	1 Year	3 Years	5 Years	10 Years	Inception Date[1]
Intermediate Govt. Bond; Inv A
Return Before Taxes	-2.83%	0.24%	3.45%	4.53%	04/20/92
Return After Taxes on Distributions	-3.72%	-0.90%	1.96%	2.65%
Return After Taxes on Distributions and Sale of Shares	-1.84%	-0.44%	2.05%	2.69%
LB Intermediate Govt. (Reflects no deduction for fees, expenses or taxes)	3.85%	2.62%	3.92%	5.48%	N/A

  *  The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions.

    Source: BlackRock Advisors, LLC.

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold R Shares of the fund. The table may not reflect expenses of the fund after February 1, 2008.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		.50%
Distribution (12b-1) fees		.25%
Other expenses[1]	.55%
Service fees	.25%
Other	.30%
Total annual fund operating expenses[2]		1.30%

  1  The R class is newly created and, accordingly, "Other expenses" are based on estimated amounts for the current fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit R class expenses to 1.60% of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption

26

at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
R Share	$132	$412

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Scott Amero, Managing Director of BFM since 1990, Keith Anderson, Managing Director of BFM since 1988 and Vice Chairman since 2006, Matthew Marra, Managing Director of BlackRock since 2006, and Andrew J. Phillips, Managing Director of BFM since 1999.

Mr. Amero is co-head of BlackRock's fixed income portfolio management team, a member of the Management Committee and co-chair of the Fixed Income Investment Strategy Group. Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. He is also the head of global fixed income research.

Mr. Anderson is responsible for global fixed income strategy, asset allocation and the overall management of client portfolios. In this capacity, he coordinates BlackRock's team of portfolio managers and credit analysts who specialize in the government, agency, corporate and mortgage sectors and sub-sectors, worldwide. He is the Global Chief Investment Officer for Fixed Income, a member of BlackRock's Management and Executive Committees and Chairman of the Investment Strategy Group.

With BlackRock since 1995, Mr. Marra is a member of the Investment Strategy Group and his primary responsibility is the consistent implementation of investment strategies across all total return accounts with an emphasis on interest rate products. Mr. Marra has been a member of BlackRock's fixed income team since 1997.

Mr. Phillips is a member of the Investment Strategy Group and his primary responsibility is the consistent implementation of investment strategies across all total return accounts, with a sector emphasis on mortgage securities. Mr. Phillips has been a member of BlackRock's fixed income team since 1991.

Mr. Amero and Mr. Anderson have been members of the team managing the fund since 1995 and Mr. Marra and Mr. Phillips since 2006. Mr. Amero has been a portfolio co-manager of the

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fund since 1995, Mr. Anderson since 1999 and Mr. Marra and Mr. Phillips since 2006.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

Financial Highlights

Since the R Shares of the fund have no performance history, the financial information in the tables below shows the fund's financial performance for the periods indicated for Investor A Shares of the fund. Although Investor A Shares are not offered in this Prospectus, the Investor A Shares would have substantially similar performance as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and performance would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of 1.03% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 1.27% of average daily net assets (after waivers and reimbursements) for the current fiscal year. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later, and for the reclassifications noted in the table below) and PricewaterhouseCoopers LLP (for the other fiscal years shown except for the reclassifications noted in the table below). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2005 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request (see back cover for ordering instructions).

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FINANCIAL HIGHLIGHTS

(For an Investor A Share Outstanding Throughout Each Period)

Intermediate Government Bond Portfolio

	INVESTOR A SHARES
	For the Period 10/01/05 to 3/31/06 (unaudited)	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]	Year Ended 9/30/01[1]
Net asset value at beginning of period	$10.23	$10.47	$10.65	$10.84	$10.57	$9.91
Income from investment operations
Net investment income[2]	0.18 [3]	0.35 [3]	0.33 [3]	0.44 [4]	0.51 [4]	0.56
Net gain (loss) on investments (both realized and unrealized)[2]	(0.15)	(0.24)	(0.17)	(0.16)[4]	0.25 [4]	0.65
Total from investment operations	0.03	0.11	0.16	0.28	0.76	1.21
Less distributions
Distributions from net investment income	(0.17)	(0.23)	(0.34)	(0.47)	(0.49)	(0.55)
Distribution from capital	– –	(0.07)	– –	– –	– –	– –
Distributions from net realized gains	– –	(0.05)	– –	– –	– –	– –
Total distributions	(0.17)	(0.35)	(0.34)	(0.47)	(0.49)	(0.55)
Net asset value at end of period	$10.09	$10.23	$10.47	$10.65	$10.84	$10.57

Total return[5]	0.29%[6]	1.07%	1.54%	2.60%	7.46%	12.58%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$307,523	$345,132	$43,500	$54,693	$52,507	$14,033
Ratios of expenses to average net assets
Net expenses	1.00%[7]	0.99%	1.05%	1.07%	1.08%	1.64%
Net expenses (excluding interest expense)	1.00%[7]	0.99%	1.05%	1.07%	1.07%	1.04%
Total expenses	1.23%[7]	1.25%	1.33%	1.32%	1.30%	1.85%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers[2]	3.61%[7]	3.43%	3.17%	3.99%[4]	4.83%[4]	5.30%[4]
Before advisory/administration and other fee waivers[2]	3.38%[7]	3.17%	2.89%	3.75%[4]	4.61%[4]	5.09%[4]
Portfolio turnover rate	62%	194%	200%	143%	183%	157%

1  Audited by other auditors.

2  The Fund has reclassified periodic payments made under interest rate swap agreements, previously included within interest income or expense, as a component of realized gain (loss) in the statement of operations. For consistency, similar reclassifications have been made to amounts appearing in the previous year's statement of changes in net assets and the per share amounts in prior year financial highlights. Prior year net investment income ratios in the financial highlights have also been modified accordingly. This reclassification had no effect on the Fund's net asset value, either in total or per share, or its total increase (decrease) in net assets from operations during any period.

3  Calculated using the average shares outstanding method.

4  Amounts reclassified and audited by Deloitte & Touche LLP as part of the audit for the fiscal year ended September 30, 2004. See Note C to the BlackRock Taxable Bond Portfolios Annual Report for the fiscal year ended September 30, 2005, for full explanations of such reclassifications.

5  Neither front-end sales load nor contingent deferred sales load is reflected.

6  Not Annualized.

7  Annualized.

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BlackRock

Intermediate Bond Portfolio II

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Dollar-Weighted Average Maturity: The average maturity of the fund is the average amount of time until the organizations that issued the debt securities in the fund's portfolio must pay off the principal amount of the debt. "Dollar-weighted" means the larger the dollar value of debt security in the fund, the more weight it gets in calculating this average.

Effective October 2, 2006, the Intermediate Bond Portfolio was re-named the Intermediate Bond Portfolio II.

Investment Goal

The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in bonds and maintains an average portfolio duration that is within ±20% of the duration of the Lehman Brothers Intermediate Government/ Credit Index (the benchmark). The fund normally invests at least 80% of its assets in bonds. The fund only buys securities that are rated investment grade at the time of purchase by at least one major rating agency or determined by the fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. In addition, the fund's dollar-weighted average maturity will be between 3 and 10 years.

The management team evaluates sectors of the bond market and individual securities within those sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the benchmark.

The fund invests primarily in dollar-denominated investment grade bonds, but may invest up to 10% of its assets in non-dollar denominated bonds and bonds of emerging market issuers. The fund's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

If a security falls below investment grade, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific

30

date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and

IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Lehman Brothers Intermediate Government/Credit Index: An unmanaged index comprised of U.S. Government securities or investment grade credit securities from the more comprehensive Lehman Brothers U.S. Aggregate Index. This index concentrates on intermediate maturity bonds and thus excludes all maturities from the broader index that are 10 years or greater.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

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refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting non-U.S. investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past, and may do so again in the future, as a result of economic and political turmoil in many of these countries.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

32

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-

33

term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

Since R Shares of the fund have no performance history, the chart and table below give you a picture of the fund's long-term performance for Investor A Shares. Although the chart and table show returns for the Investor A Shares which are not offered in this Prospectus, the Investor A Shares would have substantially similar annual returns as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of .87% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 1.33% of average daily net assets (after waivers and reimbursements) for the current fiscal year. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers Intermediate Government/Credit Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

The fund's year to date total return as of 6/30/06 was -0.01%.

As of 12/31  Investor A Shares

ANNUAL TOTAL RETURNS*

Intermediate Bond II

34

As of 12/31/05

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	3 Years	5 Years	10 Years	Inception Date[1]
Intermediate Bond II; Inv A
Return Before Taxes	-2.83%	1.26%	4.28%	4.95%	09/17/93
Return After Taxes on Distributions	-4.02%	-0.22%	2.43%	2.80%
Return After Taxes on Distributions and Sale of Shares	-1.85%	0.29%	2.57%	2.89%
LB Intermediate Govt./Cred. (Reflects no deduction for fees, expense or taxes)	4.08%	2.90%	4.53%	5.81%	N/A

  *  The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions.

    Source: BlackRock Advisors, LLC.

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold R Shares of the fund.

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund's distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		.50%
Distribution (12b-1) fees		.25%
Other expenses[1]		.58%
Service fees	.25%
Other	.33%
Total annual fund operating expenses[2]		1.33%

  1  The R class is newly created and, accordingly, "Other expenses" are based on estimated amounts for the current fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit R class expenses to 1.63% of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption

35

at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
R Shares	$135	$421

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Scott Amero, Managing Director of BFM since 1990, Keith Anderson, Managing Director of BFM since 1988 and Vice Chairman since 2006, Matthew Marra, Managing Director of BlackRock since 2006, and Andrew J. Phillips, Managing Director of BFM since 1999.

Mr. Amero is co-head of BlackRock's fixed income portfolio management team, a member of the Management Committee and co-chair of the Fixed Income Investment Strategy Group. Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. He is also the head of global fixed income research.

Mr. Anderson is responsible for global fixed income strategy, asset allocation and the overall management of client portfolios. In this capacity, he coordinates BlackRock's team of portfolio managers and credit analysts who specialize in the government, agency, corporate and mortgage sectors and sub-sectors, worldwide. He is the Global Chief Investment Officer for Fixed Income, a member of BlackRock's Management and Executive Committees and Chairman of the Investment Strategy Group.

With BlackRock since 1995, Mr. Marra is a member of the Investment Strategy Group and his primary responsibility is the consistent implementation of investment strategies across all total return accounts with an emphasis on interest rate products. Mr. Marra has been a member of BlackRock's fixed income team since 1997.

Mr. Phillips is a member of the Investment Strategy Group and his primary responsibility is the consistent implementation of investment strategies across all total return accounts, with a sector emphasis on mortgage securities. Mr. Phillips has been a member of BlackRock's fixed income team since 1991.

Mr. Amero and Mr. Anderson have been members of the team managing the fund since 1995 and Mr. Marra and Mr. Phillips since 2006. Mr. Amero has been a portfolio co-manager of the

36

fund since 1995, Mr. Anderson since 1999 and Mr. Marra and Mr. Phillips since 2006.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

Financial Highlights

Since R Shares of the fund have no performance history, the financial information in the tables below shows the fund's financial performance for the periods indicated for Investor A Shares of the fund. Although Investor A Shares are not offered in this Prospectus, the Investor A Shares would have substantially similar performance as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and performance would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of .87% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 1.33% of average daily net assets (after waivers and reimbursements) for the current fiscal year. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later, and for the reclassifications noted in the table below) and PricewaterhouseCoopers LLP (for the other fiscal years shown except for the reclassifications noted in the table below). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2005 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request (see back cover for ordering instructions).

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FINANCIAL HIGHLIGHTS

(For an Investor A Share Outstanding Throughout Each Period)

Intermediate Bond Portfolio II

	INVESTOR A SHARES
	For the Period 10/01/05 to 3/31/06 (unaudited)	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]	Year Ended 9/30/01[1]
Net asset value at beginning of period	$9.32	$9.57	$9.88	$9.81	$9.71	$9.12
Income from investment operations
Net investment income[2]	0.17 [3]	0.32 [3]	0.31 [3]	0.43 [4]	0.49 [4]	0.52 [4]
Net gain (loss) on investments (both realized and unrealized)[2]	(0.16)	(0.20)	(0.09)	0.14 [4]	0.19 [4]	0.61 [4]
Total from investment operations	0.01	0.12	0.22	0.57	0.68	1.13
Less distributions
Distributions from net investment income	(0.19)	(0.29)	(0.31)	(0.48)	(0.48)	(0.54)
Distributions from net realized gains	– –	(0.08)	(0.22)	(0.02)	(0.10)	– –
Total distributions	(0.19)	(0.37)	(0.53)	(0.50)	(0.58)	(0.54)
Net asset value at end of period	$9.14	$9.32	$9.57	$9.88	$9.81	$9.71

Total return[5]	0.16%[6,7]	1.20%	2.33%	5.92%	7.32%	12.58%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$26,062	$31,272	$33,977	$38,547	$26,805	$7,106
Ratios of expenses to average net assets
Net expenses	0.87%[8]	0.86%	0.93%	0.94%	1.12%	1.33%
Net expenses (excluding interest expense)	0.87%[8]	0.86%	0.93%	0.94%	1.07%	1.06%
Total expenses	1.19%[8]	1.18%	1.29%	1.21%	1.33%	1.54%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers[2]	3.59%[8]	3.34%	3.20%	4.46%[4]	5.22%[4]	5.44%[4]
Before advisory/administration and other fee waivers[2]	3.27%[8]	3.02%	2.83%	4.19%[4]	5.01%[4]	5.24%[4]
Portfolio turnover rate	51%	194%	216%	220%	239%	250%

1  Audited by other auditors.

2  The Fund has reclassified periodic payments made under interest rate swap agreements, previously included within interest income or expense, as a component of realized gain (loss) in the statement of operations. For consistency, similar reclassifications have been made to amounts appearing in the previous year's statement of changes in net assets and the per share amounts in prior year financial highlights. Prior year net investment income ratios in the financial highlights have also been modified accordingly. This reclassification had no effect on the Fund's net asset value, either in total or per share, or its total increase (decrease) in net assets from operations during any period.

3  Calculated using the average shares outstanding method.

4  Amounts reclassified and audited by Deloitte & Touche LLP as part of the audit for the fiscal year ended September 30, 2004. See Note C to the BlackRock Taxable Bond Portfolios Annual Report for the fiscal year ended September 30, 2005, for full explanations of such reclassifications.

5  Neither front-end sales load nor contingent deferred sales load is reflected.

6  Redemption fee of 2.00% is reflected in total return calculations.

7  Not Annualized.

8  Annualized.

38

BlackRock

Intermediate Bond Portfolio

Effective October 2, 2006, the Intermediate PLUS Bond Portfolio was re-named the Intermediate Bond Portfolio.

Investment Goal

The fund seeks to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in bonds and maintains an average portfolio duration that is within ±20% of the duration of the Lehman Brothers Intermediate Aggregate Index (the benchmark). The fund normally invests at least 80% of its assets in bonds. The fund's dollar-weighted average maturity will be between 3 and 10 years.

The management team evaluates sectors of the bond market and individual securities within these sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team believes that they have the potential for above-average total return. The fund measures its performance against the benchmark.

The fund invests primarily in dollar-denominated investment grade bonds, but may invest up to 20% of its assets in any combination of non-investment grade bonds (high yield or junk bonds), non-dollar denominated bonds and bonds of emerging market issuers. The fund's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

Non-investment grade bonds acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor's or Ba or lower by Moody's) or will be determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Dollar-Weighted Average Maturity: The average maturity of the fund is the average amount of time until the organizations that issued the debt securities in the fund's portfolio must pay off the principal amount of the debt. "Dollar-weighted" means the larger the dollar value of debt security in the fund, the more weight it gets in calculating this average.

39

IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the netasset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

High Yield Bonds: Sometimes referred to as "junk bonds", these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Lehman Brothers Intermediate Aggregate Index: An unmanaged index comprised of U.S. investment grade fixed income securities including, government and corporate securities, mortgage pass-through securities, and asset-backed securities from the more comprehensive Lehman Brothers U.S. Aggregate Index. The index concentrates on intermediate maturity bonds and thus excludes all maturities from the broader index below one year and above 9.9 years.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell instruments of those types at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

The fund makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of

40

the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. The fund's investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

The fund may invest up to 20% of its assets in any combination of non-investment grade bonds (high yield or junk bonds), non-dollar denominated bonds and bonds of emerging market issuers. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting non-U.S. investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past, and may do so again in the future, as a result of economic and political turmoil in many of these countries.

41

Non-investment grade securities carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also impact the market for lower-rated securities and the fund.

The market for high yield bonds is not as liquid as the markets for higher rated securities. This means that it may be harder to buy and sell high yield bonds, especially on short notice, and high yield bonds may be more difficult for the fund to value accurately than higher rated securities. The market for high yield bonds could also be impacted by legal or tax changes.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to

42

counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

43

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

Since R Shares of the fund have no performance history, the chart and table below give you a picture of the fund's long-term performance for Investor A Shares. Although the chart and table show returns for the Investor A Shares which are not offered in this Prospectus, the Investor A Shares would have substantially similar annual returns as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of .90% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 1.50% of average daily net assets (after waivers and reimbursements) for the current fiscal year. The information shows you how the fund's performance will vary and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers Intermediate Aggregate Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

The fund's year to date total return as of 6/30/06 was -0.03%.

As of 12/31  Investor A Shares

ANNUAL TOTAL RETURNS*

Intermediate Bond

44

As of 12/31/05

AVERAGE ANNUAL TOTAL RETURNS*

These returns assume payment of applicable sales charges.

	1 Year	Since Inception	Inception Date[1]
Intermediate Bond; Inv A
Return Before Taxes	-2.70%	-1.23%	08/18/04
Return After Taxes on Distributions	-3.66%	-1.96%
Return After Taxes on Distributions and Sale of Shares	-1.76%	-1.46%
Lehman Brothers Intermediate Agg. (Reflects no deduction for fees, expenses or taxes)	4.58%	3.38%	N/A

  *  The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC.

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold R Shares of the fund.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		.50%
Distribution (12b-1) fees		.25%
Other expenses[1]		.75%
Service fees	.25%
Other	.50%
Total annual fund operating expenses[2]		1.50%

  1  The R class is newly created and, accordingly, "Other expenses" are based on estimated amounts for the current fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit R class expenses to 1.80% of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
R Shares	$153	$474

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund's distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

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As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Keith Anderson, Managing Director of BFM since 1988 and Vice Chairman since 2006, Scott Amero, Managing Director of BFM since 1990, Matthew Marra, Managing Director of BlackRock since 2006, and Andrew J. Phillips, Managing Director of BFM since 1999.

Mr. Anderson is responsible for global fixed income strategy, asset allocation and the overall management of client portfolios. In this capacity, he coordinates BlackRock's team of portfolio managers and credit analysts who specialize in the government, agency, corporate and mortgage sectors and sub-sectors, worldwide. He is the Global Chief Investment Officer for Fixed Income, a member of BlackRock's Management and Executive Committees and Chairman of the Investment Strategy Group.

Mr. Amero is co-head of BlackRock's fixed income portfolio management team, a member of the Management Committee and co-chair of the Fixed Income Investment Strategy Group. Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. He is also the head of global fixed income research.

With BlackRock since 1995, Mr. Marra is a member of the Investment Strategy Group and his primary responsibility is the consistent implementation of investment strategies across all total return accounts with an emphasis on interest rate products. Mr. Marra has been a member of BlackRock's fixed income team since 1997.

Mr. Phillips is a member of the Investment Strategy Group and his primary responsibility is the consistent implementation of investment strategies across all total return accounts, with a sector emphasis on mortgage securities. Mr. Phillips has been a member of BlackRock's fixed income team since 1991.

Mr. Anderson and Mr. Amero have been portfolio co-managers of the fund since inception and Mr. Marra and Mr. Phillips since 2006.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

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Financial Highlights

Since R Shares of the fund have no performance history, the financial information in the tables below shows the fund's financial performance for the periods indicated for Investor A Shares of the fund. Although Investor A Shares are not offered in this Prospectus, the Investor A Shares would have substantially similar performance as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and performance would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of .90% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 1.50% of average daily net assets (after waivers and reimbursements) for the current fiscal year. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP. Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2005 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request (see back cover for ordering instructions).

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FINANCIAL HIGHLIGHTS

(For an Investor A Share Outstanding Throughout Each Period)

Intermediate Bond Portfolio

	INVESTOR A SHARES
	For the Period 10/01/05 to 3/31/06 (unaudited)	Year Ended 9/30/05	For the Period 8/18/04[1] through 9/30/04
Net asset value at beginning of period	$10.02	$10.06	$10.00
Income from investment operations
Net investment income	0.19 [2]	0.33 [2]	0.06 [2]
Net loss on investments (both realized and unrealized)	(0.19)	(0.17)	– –
Total from investment operations	0.00	0.16	0.06
Less distributions
Distributions from net investment income	(0.19)	(0.19)	– –
Distributions from net realized gains	– –	(0.01)	– –
Total distributions	(0.19)	(0.20)	– –
Net asset value at end of period	$9.83	$10.02	$10.06
Total return[3]	(0.01)%[4]	1.60%	0.60%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$45	$20	– – [5]
Ratios of expenses to average net assets
Net expenses	0.80%[6]	0.80%	0.81%[6]
Net expenses (excluding interest expenses)	0.80%[6]	0.80%	0.81%[6]
Total expenses	1.44%[6]	1.52%	3.87%[6]
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	3.87%[6]	3.37%	3.50%[6]
Before advisory/administration and other fee waivers	3.23%[6]	2.65%	0.44%[6]
Portfolio turnover rate	63%	217%	114%

1  Commencement of operations of share class.

2  Calculated using the average shares outstanding method.

3  Neither front-end sales load nor contingent deferred sales load is reflected.

4  Not Annualized.

5  Net assets end of period are less than $1,000.

6  Annualized.

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BlackRock

Inflation Protected Bond Portfolio

Investment Goal

The fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund normally invests at least 80% of its assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and U.S. and non-U.S. corporations. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. "Real return" equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. The fund maintains an average portfolio duration that is within ±20% of the duration of the Lehman Global Real: U.S. TIPS Index (the benchmark).

The fund may invest up to 20% of it assets in non-investment grade bonds (high yield or junk bonds) or securities of emerging market issuers. The fund may also invest up to 20% of its assets in non-dollar denominated securities of non-U.S. issuers, and may invest without limit in U.S. dollar denominated securities of non-U.S. issuers. The fund is non-diversifed, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

The fund may also purchase: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, investment grade corporate bonds and asset-backed securities. Securities are purchased for the fund when the management team believes that they have the potential for above-average real return. The fund measures its performance against the benchmark.

Non-investment grade bonds acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor's or Ba or lower by Moody's) or will be determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

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IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

High Yield Bonds: Sometimes referred to as "junk bonds", these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Lehman Global Real: U.S. TIPS Index: An unmanaged market index made up of U.S. Treasury Inflation Linked Indexed securities.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its real return potential.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell instruments of those types at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average real returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money. The principal value of your investment is not protected or otherwise guaranteed by virtue of the fund's investments in inflation-indexed bonds.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

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Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in the fund's gross income. Due to original issue discount, the fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.

The fund makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more

51

sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. The fund's investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

The fund may invest in non-investment grade bonds (high yield or junk bonds), non-dollar denominated bonds and bonds of emerging market issuers. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting non-U.S. investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past, and may do so again in the future, as a result of economic and political turmoil in many of these countries.

Non-investment grade securities carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not

52

necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also impact the market for lower-rated securities and the fund.

The market for high yield bonds is not as liquid as the markets for higher rated securities. This means that it may be harder to buy and sell high yield bonds, especially on short notice, and high yield bonds may be more difficult for the fund to value accurately than higher rated securities. The market for high yield bonds could also be impacted by legal or tax changes.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of

53

a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more

54

dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund's.

Risk / Return Information

Since R Shares of the fund have no performance history, the chart and table below give you a picture of the fund's long-term performance for Investor A Shares. Although the chart and table show returns for the Investor A Shares which are not offered in this Prospectus, the Investor A Shares would have substantially similar annual returns as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of .75% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 1.26% of average daily net assets (after waivers and reimbursements) for the current fiscal year. The information shows you how the fund's performance will vary and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Global Real: U.S. TIPS Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

The fund's year to date total return as of 6/30/06 was -0.98%.

As of 12/31  Investor A Shares

ANNUAL TOTAL RETURNS*

Inflation Protected Bond

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IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund's distributor, BlackRock, and service organizations for distribution of fund shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide shareholder liaison services to shareholders.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

As of 12/31/05

AVERAGE ANNUAL TOTAL RETURNS*

These returns assume payment of applicable sales charges.

	1 Year	Since Inception	Inception Date[1]
Inflation Protected Bond; Inv A
Return Before Taxes	0.55%	5.33%	06/28/04
Return After Taxes on Distributions	-1.99%	2.95%
Return After Taxes on Distributions and Sale of Shares	0.44%	3.21%
Lehman Brothers Global Real: U.S. TIPS (Reflects no deduction for fees, expenses or taxes)	0.41%	4.33%	N/A

  *  The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC.

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold R Shares of the fund.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		.40%
Distribution (12b-1) fees		.25%
Other expenses[1]		.61%
Service fees	.25%
Other	.36%
Total annual fund operating expenses[2]		1.26%

  1  The R class is newly created and, accordingly, "Other expenses" are based on estimated amounts for the current fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit R class expenses to 1.56% of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
R Shares	$128	$400

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As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Stuart Spodek, Managing Director of BFM since 2002, and Brian Weinstein, Director of BFM.

Mr. Spodek is a member of the Investment Strategy Group and his primary responsibility is managing fixed income portfolios, with a sector emphasis on global government bonds, derivative instruments and implementing yield curve strategy across global portfolios. Mr. Spodek joined BlackRock in 1993.

Mr. Weinstein is a member of the Investment Strategy Group. His primary responsibility is the management of total return and real return products. Mr. Weinstein focuses on relative value opportunities across the yield curve in Government and Agency securities. Mr. Weinstein moved to his current role in the Portfolio Management Group in 2002. He began his career at BlackRock in the Portfolio Analytics Group in 2000.

Mr. Spodek has been a portfolio manager of the fund since inception. Mr. Weinstein has been a portfolio co-manager of the fund since 2005.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

Financial Highlights

Since R Shares of the fund have no performance history, the financial information in the tables below shows the fund's financial performance for the periods indicated for Investor A Shares of the fund. Although Investor A Shares are not offered in this Prospectus, the Investor A Shares would have substantially similar performance as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and performance would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of .75% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 1.26% of average daily net assets (after waivers and reimbursements) for the

57

current fiscal year. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, the fund's independent registered public accountant for the periods shown below. Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2005 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Investor A Share Outstanding Throughout Each Period)

Inflation Protected Bond Portfolio

	INVESTOR A SHARES
	For the Period 10/01/05 to 3/31/06 (unaudited)	Year Ended 9/30/05	For the Period 6/28/04[1] through 9/30/04
Net asset value at beginning of period	$10.47	$10.50	$10.00
Income from investment operations
Net investment income (loss)	0.22 [2]	0.42 [2]	0.01 [2]
Net gain (loss) on investments (both realized and unrealized)	(0.32)	0.13	0.51
Total from investment operations	(0.10)	0.55	0.52
Less distributions
Distributions from net investment income	(0.38)	(0.48)	(0.02)
Distributions from net realized gains	(0.13)	(0.10)	– –
Total distributions	(0.51)	(0.58)	(0.02)
Net asset value at end of period	$9.86	$10.47	$10.50
Total return[3]	(1.00)%[4]	5.42%	5.21%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$4,058	$3,994	$93
Ratios of expenses to average net assets
Net expenses	0.70%[5]	0.69%	0.71%[5]
Net expenses (excluding interest expenses)	0.70%[5]	0.69%	0.71%[5]
Total expenses	1.39%[5]	1.39%	3.08%[5]
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	4.27%[5]	4.06%	3.88%[5]
Before advisory/administration and other fee waivers	3.58%[5]	3.36%	1.51%[5]
Portfolio turnover rate	114%	419%	96%

1  Commencement of operations of share class.

2  Calculated using the average shares outstanding method.

3  Neither front-end sales load nor contingent deferred sales load is reflected.

4  Not Annualized.

5  Annualized.

58

BlackRock

GNMA Portfolio

Investment Goal

The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in securities issued by the Government National Mortgage Association (GNMA) as well as other U.S. Government securities in the five to ten year maturity range. The fund normally invests at least 80% of its assets in GNMA securities. GNMA securities are backed by the full faith and credit of the United States and are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee.

Securities purchased by the fund are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the Lehman Brothers GNMA MBS Index (the benchmark).

If a security falls below the highest rating category, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest with another party for that other party's obligation to pay or its right to receive another type

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

59

IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

GNMA Securities: Securities issued and guaranteed by the Government National Mortgage Association (GNMA). These securities represent interests in pools of residential mortgage loans originated by private lenders and pass income from the initial debtors (homeowners) through intermediaries to investors.

Lehman Brothers GNMA MBS Index: An unmanaged index comprised of mortgage-backed pass through securities of the Government National Mortgage Association (GNMA).

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

of interest in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and prepayment risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future.

In addition to GNMA securities, the fund also makes investments in other residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk.

60

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (GNMA) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA securities also are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC) are solely the obligations of FNMA or FHLMC, as the case may be, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and

61

other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

Since R Shares of the fund have no performance history, the chart and table below give you a picture of the fund's long-term performance for Investor A Shares. Although the chart and table show returns for the Investor A Shares which are not offered in this Prospectus, the Investor A Shares would have substantially similar annual returns as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and the annual returns would differ

62

only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of .86% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 1.38% of average daily net assets (after waivers and reimbursements) for the current fiscal year. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers GNMA MBS Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

The fund's year to date total return as of 6/30/06 was -0.90%.

As of 12/31  Investor A Shares

ANNUAL TOTAL RETURNS*

GNMA

As of 12/31/05

AVERAGE ANNUAL TOTAL RETURNS*

These returns assume payment of applicable sales charge.

	1 Year	3 Years	5 Years	Since Inception	Inception Date[1]
GNMA; Inv A
Return Before Taxes	-1.91%	1.38%	4.33%	4.84%	05/18/98
Return After Taxes on Distributions	-3.47%	-0.32%	2.22%	2.61%
Return After Taxes on Distributions and Sale of Shares	-1.26%	0.19%	2.41%	2.74%
Lehman Brothers GNMA MBS Index (Reflects no deduction for fees, expenses or taxes)	4.61%	4.05%	4.72%	5.68%	N/A

  *  The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions.

    Source: BlackRock Advisors, LLC.

  1  Inception date of the fund's oldest class(es).

63

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund's distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold R Shares of the fund.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		.55%
Distribution (12b-1) fees		.25%
Other expenses[1]		.58%
Service fees	.25%
Other	.33%
Total annual fund operating expenses[2]		1.38%

  1  The R class is newly created and, accordingly, "Other expenses" are based on estimated amounts for the current fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit R class expenses to 1.68% of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
R Shares	$141	$437

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Andrew J. Phillips, Managing Director of BFM since 1999, and Eric Pellicciaro, Managing Director of BFM since 2005.

Mr. Phillips is a member of the Investment Strategy Group and his primary responsibility is the consistent implementation of investment strategies across all total return accounts, with a sector emphasis on mortgage securities.

64

Mr. Pellicciaro is a member of the Investment Strategy Group and the lead mortgage sector specialist. Mr. Pellicciaro's primary responsibility is managing client portfolios, with a sector emphasis on fixed-rate mortgage securities, including pass-throughs and CMOs. Mr. Pellicciaro started his career in the Financial Modeling Group at BlackRock in 1996, and joined the Fixed Income Portfolio Management Group in 1999.

Mr. Phillips has been a member of the team managing the fund since 1998 and Mr. Pellicciaro since 1999. Mr. Phillips has been a portfolio co-manager of the fund since 1999 and Mr. Pellicciaro since April 2004.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

Financial Highlights

Since R Shares of the fund have no performance history, the financial information in the tables below shows the fund's financial performance for the periods indicated for Investor A Shares of the fund. Although Investor A Shares are not offered in this Prospectus, the Investor A Shares would have substantially similar performance as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and performance would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of .86% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 1.38% of average daily net assets (after waivers and reimbursements) for the current fiscal year. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later, and for the reclassifications noted in the table below) and PricewaterhouseCoopers LLP (for the other fiscal years shown except for the reclassifications noted in the table below). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2005 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request (see back cover for ordering instructions).

65

FINANCIAL HIGHLIGHTS

(For an Investor A Share Outstanding Throughout Each Period)

GNMA Portfolio

	INVESTOR A SHARES
	For the Period 10/01/05 to 3/31/06 (unaudited)	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]	Year Ended 9/30/01[1]
Net asset value at beginning of period	$9.74	$9.92	$10.06	$10.27	$10.32	$9.71
Income from investment operations
Net investment income[2]	0.20 [3]	0.41 [3]	0.43 [3]	0.46 [4]	0.54 [4]	0.58 [4]
Net gain (loss) on investments (both realized and unrealized)[2]	(0.12)	(0.21)	(0.09)	(0.11)[4]	0.20 [4]	0.61 [4]
Total from investment operations	0.08	0.20	0.34	0.35	0.74	1.19
Less distributions
Distributions from net investment income	(0.27)	(0.38)	(0.48)	(0.56)	(0.58)	(0.58)
Distributions from net realized gains	– –	– –	– –	– –	(0.21)	– –
Total distributions	(0.27)	(0.38)	(0.48)	(0.56)	(0.79)	(0.58)
Net asset value at end of period	$9.55	$9.74	$9.92	$10.06	$10.27	$10.32

Total return[5]	0.84%[6]	2.01%	3.50%	3.50%	7.50%	12.74%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$14,121	$15,288	$18,080	$18,978	$13,620	$3,672
Ratios of expenses to average net assets
Net expenses	0.86%[7]	0.86%	1.05%	1.11%	1.36%	1.81%
Net expenses (excluding interest expense)	0.86%[7]	0.86%	0.99%	1.07%	1.07%	1.07%
Total expenses	1.31%[7]	1.32%	1.46%	1.42%	1.65%	2.13%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers[2]	4.10%[7]	4.13%	4.34%	4.27%[4]	5.18%[4]	5.77%[4]
Before advisory/administration and other fee waivers[2]	3.65%[7]	3.67%	3.93%	3.96%[4]	4.89%[4]	5.45%[4]
Portfolio turnover rate	187%	521%	228%	1,365%[8]	401%	773%

1  Audited by other Auditors.

2  The Fund has reclassified periodic payments made under interest rate swap agreements, previously included within interest income or expense, as a component of realized gain (loss) in the statement of operations. For consistency, similar reclassifications have been made to amounts appearing in the previous year's statement of changes in net assets and the per share amounts in prior year financial highlights. Prior year net investment income ratios in the financial highlights have also been modified accordingly. This reclassification had no effect on the Fund's net asset value, either in total or per share, or its total increase (decrease) in net assets from operations during any period.

3  Calculated using the average shares outstanding method.

4  Amounts reclassified and audited by Deloitte & Touche LLP as part of the audit for the fiscal year ended September 30, 2004. See Note C to the BlackRock Taxable Bond Portfolios Annual Report for the fiscal year ended September 30, 2005, for full explanations of such reclassifications.

5  Neither front-end sales load nor contingent deferred sales load is reflected.

6  Not Annualized.

7  Annualized.

8  Includes dollar roll transactions, excluding these transactions the portfolio turnover would have been 268%.

66

BlackRock

Managed Income Portfolio

Investment Goal

The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in investment grade bonds and maintains an average portfolio duration that is within ±20% of the Lehman Brothers U.S. Aggregate Index (the benchmark).

The management team evaluates sectors of the bond market and individual bonds within those sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the benchmark.

If a security falls below investment grade, the management team will decide whether to continue to hold the security. Split rated bonds will be considered to have the higher credit rating. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The fund normally invests at least 80% of its assets in bonds and only buys securities rated investment grade at the time of purchase by at least one major rating agency or determined by the fund management team to be of similar quality. The fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The fund's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

67

IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Lehman Brothers U.S. Aggregate Index: An unmanaged index comprised of more than 5,000 taxable bonds. This is an index of investment grade bonds; all securities included must be rated investment grade by Moody's, Standard & Poor's or Fitch.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce

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the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a

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derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

The fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss.

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Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

Since R Shares of the fund have no performance history, the chart and table below give you a picture of the fund's long-term performance for Investor A Shares. Although the chart and table show returns for the Investor A Shares which are not offered in this Prospectus, the Investor A Shares would have substantially similar annual returns as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of .98% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 1.25% of average daily net assets (after waivers and reimbursements) for the current fiscal year. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers U.S. Aggregate Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

The fund's year to date total return as of 6/30/06 was -0.60%.

As of 12/31  Investor A Shares

ANNUAL TOTAL RETURNS*

Managed Income

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IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund's distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

As of 12/31/05

AVERAGE ANNUAL TOTAL RETURNS*

These returns assume payment of applicable sales charges.

	1 Year	3 Years	5 Years	10 Years	Inception Date[1]
Managed Income; Inv A
Return Before Taxes	-2.79%	1.68%	4.38%	5.05%	11/01/89
Return After Taxes on Distributions	-4.42%	-0.09%	2.41%	2.77%
Return After Taxes on Distributions and Sale of Shares	-1.83%	0.46%	2.58%	2.89%
Lehman Brothers U.S. Aggregate (Reflects no deduction for fees, expenses or taxes)	4.33%	3.70%	5.06%	6.24%	N/A

  *  The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions.

    Source: BlackRock Advisors, LLC.

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold R Shares of the fund.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		.50%
Distribution (12b-1) fees		.25%
Other expenses[1]		.50%
Service fees	.25%
Other	.25%
Total annual fund operating expenses[2]		1.25%

  1  The R class is newly created and, accordingly, "Other expenses" are based on estimated amounts for the current fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit R class expenses to 1.55% of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

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Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
R Shares	$127	$397

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Keith Anderson, Managing Director of BFM since 1988 and Vice Chairman since 2006, Scott Amero, Managing Director of BFM since 1990, Matthew Marra, Managing Director of BlackRock since 2006, and Andrew J. Phillips, Managing Director of BFM since 1999.

Mr. Anderson is responsible for global fixed income strategy, asset allocation and the overall management of client portfolios. In this capacity, he coordinates BlackRock's team of portfolio managers and credit analysts who specialize in the government, agency, corporate and mortgage sectors and sub-sectors, worldwide. He is the Global Chief Investment Officer for Fixed Income, a member of BlackRock's Management and Executive Committees and Chairman of the Investment Strategy Group.

Mr. Amero is co-head of BlackRock's fixed income portfolio management team, a member of the Management Committee and co-chair of the Fixed Income Investment Strategy Group. Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. He is also the head of global fixed income research.

With BlackRock since 1995, Mr. Marra is a member of the Investment Strategy Group and his primary responsibility is the consistent implementation of investment strategies across all total return accounts with an emphasis on interest rate products. Mr. Marra has been a member of BlackRock's fixed income team since 1997.

Mr. Phillips is a member of the Investment Strategy Group and his primary responsibility is the consistent implementation of investment strategies across all total return accounts, with a sector

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emphasis on mortgage securities. Mr. Phillips has been a member of BlackRock's fixed income team since 1991.

Mr. Anderson and Mr. Amero have been members of the team managing the fund since 1995 and Mr. Marra and Mr. Phillips since 2006. Mr. Anderson has been a portfolio co-manager of the fund since 1997, Mr. Amero since 1999 and Mr. Marra and Mr. Phillips since 2006.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

Financial Highlights

Since R Shares of the fund have no performance history, the financial information in the table below shows the fund's financial performance for the periods indicated for Investor A Shares of the fund. Although Investor A Shares are not offered in this Prospectus, the Investor A Shares would have substantially similar performance as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and performance would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of .98% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 1.25% of average daily net assets (after waivers and reimbursements) for the current fiscal year. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later, and for the reclassifications noted in the table below) and PricewaterhouseCoopers LLP (for the other fiscal years shown except for the reclassifications noted in the table below). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2005 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request (see back cover for ordering instructions).

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FINANCIAL HIGHLIGHTS

(For an Investor A Share Outstanding Throughout Each Period)

Managed Income Portfolio

	INVESTOR A SHARES
	For the Period 10/01/05 to 3/31/06 (unaudited)	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]	Year Ended 9/30/01[1]
Net asset value at beginning of period	$10.21	$10.41	$10.80	$10.71	$10.60	$9.92
Income from investment operations
Net investment income[2]	0.20 [3]	0.42 [3]	0.42 [3]	0.49 [4]	0.53 [4]	0.56
Net gain (loss) on investments (both realized and unrealized)[2]	(0.23)	(0.17)	(0.10)	0.18 [4]	0.12 [4]	0.68
Total from investment operations	(0.03)	0.25	0.32	0.67	0.65	1.24
Less distributions
Distributions from net investment income	(0.23)	(0.41)	(0.43)	(0.58)	(0.54)	(0.56)
Distributions from net realized gains	(0.05)	(0.04)	(0.28)	– –	– –	– –
Total distributions	(0.28)	(0.45)	(0.71)	(0.58)	(0.54)	(0.56)
Net asset value at end of period	$9.90	$10.21	$10.41	$10.80	$10.71	$10.60

Total return[5]	(0.30)%[6]	2.45%	3.13%	6.41%	6.32%	12.86%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$25,091	$29,462	$35,462	$49,870	$52,794	$20,196
Ratios of expenses to average net assets
Net expenses	1.03%[7]	1.05%	1.10%	1.13%	1.23%	1.50%
Net expenses (excluding interest expense)	1.03%[7]	1.05%	1.10%	1.12%	1.12%	1.13%
Total expenses	1.16%[7]	1.18%	1.30%	1.30%	1.38%	1.61%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers[2]	3.99%[7]	4.06%	4.06%	4.57%[4]	5.14%[4]	5.47%[4]
Before advisory/administration and other fee waivers[2]	3.86%[7]	3.93%	3.86%	4.40%[4]	5.00%[4]	5.35%[4]
Portfolio turnover rate	115%	252%	284%	613%[8]	290%	262%

1  Audited by other Auditors.

2  The Fund has reclassified periodic payments made under interest rate swap agreements, previously included within interest income or expense, as a component of realized gain (loss) in the statement of operations. For consistency, similar reclassifications have been made to amounts appearing in the previous year's statement of changes in net assets and the per share amounts in prior year financial highlights. Prior year net investment income ratios in the financial highlights have also been modified accordingly. This reclassification had no effect on the Fund's net asset value, either in total or per share, or its total increase (decrease) in net assets from operations during any period.

3  Calculated using the average shares outstanding method.

4  Amounts reclassified and audited by Deloitte & Touche LLP as part of the audit for the fiscal year ended September 30, 2004. See Note C to the BlackRock Taxable Bond Portfolios Annual Report for the fiscal year ended September 30, 2005, for full explanations of such reclassifications.

5  Neither front-end sales load nor contingent deferred sales load is reflected.

6  Not Annualized.

7  Annualized.

8  Includes dollar roll transactions, excluding these transactions the portfolio turnover would have been 206%.

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BlackRock

International Bond Portfolio

IMPORTANT DEFINITIONS

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Citigroup Non-U.S. World Government Bond Index: An unmanaged index that tracks the performance of 21 government bond markets: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, the Netherlands, Norway, Poland, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Investment Goal

The fund seeks to realize a total return that exceeds that of the Citigroup Non-U.S. World Government Bond Index (the benchmark).

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in non-dollar denominated bonds of issuers located outside of the United States in the five to fifteen year maturity range. The fund normally invests at least 80% of its assets in bonds and at least 65% of its assets in bonds of a diversified group of non-U.S. issuers from at least three developed countries. The fund may invest more than 25% of its assets in the securities of issuers located in Canada, France, Germany, Japan and the United Kingdom. The fund may from time to time invest in investment grade bonds of issuers in emerging market countries. The fund will also invest in non-U.S. currencies, however, the fund may underweight or overweight a currency based on the fund management team's outlook. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

The management team evaluates sectors of the bond markets of various world economies and individual securities within those sectors. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the benchmark.

If a security falls below investment grade, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a

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security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell instruments of these types at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Three of the main risks of investing in the fund are interest rate risk, credit risk and the risks associated with investing in non-dollar denominated bonds of issuers located outside of the United States. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

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Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past, and may do so again in the future, as a result of economic and political turmoil in many of these countries.

Investing a significant portion of assets in one country makes the fund more dependent upon the political and economic circumstances of a particular country than a mutual fund that is more widely diversified. For example, the Japanese economy may be affected by turmoil in other Asian countries. In addition, the ability to concentrate in Canada, France, Germany and the United Kingdom may make the fund's performance more dependent on developments in those countries.

The fund's expenses can be expected to be higher than those of funds investing primarily in domestic securities because the costs related to investing abroad are usually higher than domestic expenses.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the

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transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse purchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

Forward foreign currency exchange contracts do not eliminate fluctuations in the value of non-U.S. securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the

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securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

Since R Shares of the fund have no performance history, the chart and table below give you a picture of the fund's long-term performance for Investor A Shares. Although the chart and table show returns for the Investor A Shares which are not offered in this Prospectus, the Investor A Shares would have substantially similar annual returns as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of 1.19% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 1.66% of average daily net assets (after waivers and reimbursements) for the current fiscal year. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Citigroup Non-U.S. World Government Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

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The fund's year to date total return as of 6/30/06 was 3.82%.

As of 12/31  Investor A Shares

ANNUAL TOTAL RETURNS*

International Bond

As of 12/31/05

AVERAGE ANNUAL TOTAL RETURNS*

These returns assume payment of applicable sales charges.

	1 Year	3 Years	5 Years	10 Years	Inception Date[1]
International Bond; Inv A
Return Before Taxes	-14.34%	3.12%	4.65%	6.49%	07/01/91
Return After Taxes on Distributions	-15.44%	1.88%	3.03%	3.69%
Return After Taxes on Distributions and Sale of Shares	-9.26%	1.98%	3.00%	3.78%
Citigroup Non-U.S. WGBI (Reflects no deduction for fees, expenses or taxes)	6.94%	2.88%	9.50%	4.70%	N/A

  *  The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC.

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold R Shares of the fund.

Shareholder Fees

(Fees paid directly from your investment)

Redemption/Exchange Fee* (as a percentage of amount redeemed)	2.0%

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IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund's distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		.55%
Distribution (12b-1) fees		.25%
Other expenses[1]		.86%
Service fees	.25%
Other	.61%
Total annual fund operating expenses[2]		1.66%

  *  Fee applies only to shares that are redeemed or exchanged within 30 days of purchase.

  1  The R class is newly created and, accordingly, "Other expenses" are based on estimated amounts for the current fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit R class expenses to 1.96% of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
R Shares	$169	$523

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Andrew Gordon, Managing Director of BFM since 1996, and Scott Thiel, Managing Director of BlackRock since 2002.

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Mr. Gordon is the head of the global bond team and a member of the Investment Strategy Group. His primary responsibilities include developing and implementing strategies in the non-dollar and emerging markets sectors of the fixed income markets. Prior to joining BlackRock in 1996, Mr. Gordon, as principal, was responsible for developing strategies for a small relative value global fixed income hedge fund. Prior to that, he had an eight-year affiliation with CS First Boston, where he pioneered the firm's international fixed income research effort.

Mr. Thiel is a member of the Investment Strategy Group and his primary responsibility is developing and implementing strategies in the non-dollar and emerging market sectors of the fixed income markets. Prior to joining BlackRock, he was a Vice President at Goldman Sachs & Co. since 1989, where he was responsible for developing strategies in both U.S. and international interest rate and derivative markets for institutional money managers.

Mr. Gordon has been a member of the team managing the fund since 1997 and Mr. Thiel since 2002. Mr. Gordon has been a portfolio co-manager of the fund since 1997 and Mr. Thiel since 2004.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

Financial Highlights

Since R Shares of the fund have no performance history, the financial information in the table below shows the fund's financial performance for the periods indicated for Investor A Shares of the fund. Although Investor A Shares are not offered in this Prospectus, the Investor A Shares would have substantially similar performance as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and performance would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of 1.19% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 1.66% of average daily net assets (after waivers and reimbursements) for the current fiscal year. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and

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distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2005 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Investor A Share Outstanding Throughout Each Period)

International Bond Portfolio

	INVESTOR A SHARES
	For the Period 10/01/05 to 3/31/06 (unaudited)	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]	Year Ended 9/30/01[1]
Net asset value at beginning of period	$11.14	$11.42	$11.07	$10.54	$10.53	$10.69
Income from investment operations
Net investment income	0.14 [2]	0.25 [2]	0.23 [2]	0.24 [2]	0.35 [2]	0.47
Net gain (loss) on investments (both realized and unrealized)	(0.44)	0.03	0.52	0.81	0.19	0.71
Total from investment operations	(0.30)	0.28	0.75	1.05	0.54	1.18
Less distributions
Distributions from net investment income	(0.15)	(0.55)	(0.40)	(0.28)	(0.53)	(1.34)
Distributions from capital	– –	– –	– –	(0.17)	– –	– –
Distributions from net realized gains	– –	(0.01)	– –	(0.07)	– –	– –
Total distributions	(0.15)	(0.56)	(0.40)	(0.52)	(0.53)	(1.34)
Net asset value at end of period	$10.69	$11.14	$11.42	$11.07	$10.54	$10.53

Total return[3]	(2.69)%[4,5]	2.21%[4]	6.84%[4]	10.27%	5.29%	11.79%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$135,722	$182,321	$123,145	$74,821	$39,727	$16,827
Ratios of expenses to average net assets
Net expenses	1.20%[6]	1.18%	1.31%	1.41%	1.47%	2.88%
Net expenses (excluding interest expense)	1.20%[6]	1.18%	1.31%	1.41%	1.37%	1.36%
Total expenses	1.36%[6]	1.29%	1.43%	1.41%	1.47%	2.88%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	2.52%[6]	2.17%	2.06%	2.21%	3.36%	4.85%
Before advisory/administration and other fee waivers	2.36%[6]	2.06%	1.93%	2.21%	3.36%	4.85%
Portfolio turnover rate	80%	164%	240%	209%	206%	111%

1  Audited by other Auditors.

2  Calculated using the average shares outstanding method.

3  Neither front-end sales load nor contingent deferred sales load is reflected.

4  Redemption fee of 2.00% is reflected in total return calculations.

5  Not Annualized.

6  Annualized.

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About Your Investment

Buying Shares

R Shares are available only to certain authorized qualified employee benefit plans. If you buy R Shares, you will pay neither an initial sales charge nor a contingent deferred sales charge. However, Class R shares are subject to a distribution fee of 0.25% per year and a shareholder servicing fee of 0.25% per year.

What Price Per Share Will You Pay?

The price of mutual fund shares generally changes every day the New York Stock Exchange (NYSE) is open (business day). A mutual fund is a pool of investors' money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $50 million and has 5 million shares outstanding, the net asset value (NAV) per share is $10. When you buy R Shares you pay the NAV per share.

Purchase orders received by the close of regular trading on the NYSE (currently 4 p.m. (Eastern time)) on each day the NYSE is open will be priced based on the NAV calculated at the close of trading on that day. NAV is calculated separately for each class of shares of each fund as of the close of business on the NYSE, generally 4 p.m. (Eastern time), each day the NYSE is open. Shares will not be priced on days the NYSE is closed. Purchase orders received after the close of trading will be priced based on the next calculation of NAV. The non-U.S. securities and certain other securities held by a fund may trade on days when the NYSE is closed. In these cases, net asset value of shares may change when fund shares cannot be bought or sold.

Since the NAV changes daily, the price you pay for your shares depends on the time that your order is received by the Fund's transfer agent, whose job it is to keep track of shareholder records.

Each fund's assets are valued primarily on the basis of market quotations. Certain short-term debt securities are valued on the basis of amortized cost. When a determination is made that market quotations are not readily available, including, but not limited to, when (i) the exchange or market on which a security is traded does not open for trading for an entire trading day and no other market prices are available, (ii) a particular security does not trade regularly or has had its trading halted, (iii) a security does not have a price source due to its lack of liquidity, (iv) BlackRock

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believes a market quotation from a broker-dealer is unreliable (e.g., where it varies significantly from a recent trade), (v) the security is thinly traded or (vi) there has been a significant subsequent event, each fund values the affected securities at fair value as determined by BlackRock pursuant to procedures adopted by the Fund's Board of Trustees. For example, the fund will value a security that trades principally on a foreign market using the most recent closing market price from the market on which the security principally trades, unless, in BlackRock's judgment, a significant event subsequent to the market close has rendered such market closing price unreliable. Because significant events could affect the value of a foreign security between the close of the foreign market where the security is principally traded and the time the fund calculates its NAV, such closing price may not be reflective of current market conditions. In this case, the fund will use what it believes to be the fair value of the security as of the time the fund calculates its NAV.

Fair value represents a good faith approximation of the value of a security. A security's valuation may differ depending on the method used for determining value. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining a fund's NAV. As a result, a fund's sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Paying for Shares

Payment for an order must normally be made in Federal funds or other funds immediately available by 4 p.m. (Eastern time) on the first business day following receipt of the order. If payment is not received by this time, the order will be cancelled and you and your financial intermediary will be responsible for any loss to the Fund.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Fund, to obtain, verify and record information that identifies each person who opens an account. When opening an account, you will be asked for your name, address, date of birth

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and other information that will allow the Fund to identify you. The Fund may also ask to see other identifying documents such as a driver's license (for individuals) or Articles of Incorporation or other formation documents (for institutions). The Fund may use a third party to obtain and verify this information. The Fund may not be able to establish an account, or it may close your existing account and/or redeem your shares involuntarily, if you do not provide sufficient information within the relevant time periods.

How Much is the Minimum Investment?

The minimum investment for the initial purchase of R Shares is $100. There is a $50 minimum for all subsequent investments. The Fund may reject any purchase order, modify or waive the minimum investment requirements and suspend and resume the sale of any share class of any fund at any time.

Distribution and Service Plan

The Fund has adopted a plan (the Plan) that allows the Fund to pay distribution fees for the sale of its shares under Rule 12b-1 of the Investment Company Act and shareholder servicing fees for certain services provided to its shareholders.

Under the Plan, R Shares pay a fee (distribution fees) to BlackRock Distributors, Inc. (the Distributor) and/or affiliates of PNC Bank or Merrill Lynch (including BlackRock) for distribution and sales support services. The distribution fees may be used to pay the Distributor for distribution services and to pay the Distributor and affiliates of PNC Bank or Merrill Lynch (including BlackRock) for sales support services provided in connection with the sale of R Shares. The distribution fees may also be used to pay brokers, dealers, financial institutions and industry professionals (including BlackRock, PNC Bank, Merrill Lynch and their affiliates) (Service Organizations) for sales support services and related expenses. All R Shares pay a maximum distribution fee of .25% per year of the average daily net asset value of each fund attributable to R Shares.

Under the Plan, the Fund also pays shareholder servicing fees to Service Organizations whereby the Service Organizations provide support services to their customers who own R Shares in return for these fees. The Fund may pay a shareholder servicing fee of up to .25% per year of the average daily net asset value of R Shares of a fund. All R Shares pay this shareholder servicing fee.

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In return for the shareholder servicing fee, Service Organizations (including BlackRock) may provide one or more of the following services to their customers who own R Shares:

(1)  Responding to customer questions on the services performed by the Service Organization and investments in R Shares;

(2)  Assisting customers in choosing and changing dividend options, account designations and addresses; and

(3)  Providing other similar shareholder liaison services.

The shareholder servicing fees payable pursuant to the Plan are fees payable for the administration and servicing of shareholder accounts and not costs which are primarily intended to result in the sale of a fund's shares.

Because the fees paid by the Fund under the Plan are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

For more information on the Plan, including a complete list of services provided thereunder, see the SAI.

In addition to, rather than in lieu of, distribution and shareholder servicing fees that the Fund may pay to a Service Organization pursuant to the Plan and fees the Fund pays to its transfer agent, the Fund may enter into non-Plan agreements with Service Organizations pursuant to which the Fund will pay a Service Organization for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization or (2) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial.

The Plan permits BlackRock, the Distributor and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Fund). From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits. BlackRock, the Distributor and their affiliates may compensate

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affiliated and unaffiliated Service Organizations for the sale and distribution of shares of the Fund or for these other services to the Fund and shareholders. These payments would be in addition to the Fund payments described in this Prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Service Organization, or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as "revenue sharing" payments. In some circumstances, these revenue sharing payments may create an incentive for a Service Organization, its employees or associated persons to recommend or sell shares of the Fund to you. Please contact your Service Organization for details about payments it may receive from the Fund or from BlackRock, the Distributor or their affiliates. For more information, see the SAI.

Selling Shares

Authorized qualified employee benefit plan participants may redeem R Shares in accordance with the procedures applicable to their plan accounts. These procedures will vary according to the type of account and the plan involved and customers should consult their account managers in this regard. Authorized qualified employee benefit plans are responsible for transmitting redemption orders to PFPC and crediting their customers' accounts with redemption proceeds on a timely basis.

Authorized qualified employee benefit plans may place redemption orders by telephoning (800) 441-7762. Shares are redeemed at the NAV per share next determined after receipt of the redemption order minus any applicable redemption fee. See "Market Timing and Redemption Fees" below. The Fund, its administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures.

Payment for redeemed shares for which a redemption order is received before 4 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming plan on the next business day, provided that the funds' custodian is also open for business. Payment for redemption orders received after 4 p.m.

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(Eastern time) or on a day when the funds' custodian is closed is normally wired in Federal funds on the next business day following redemption on which the funds' custodian is open for business. The Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of the Fund, an earlier payment could adversely affect a fund. No charge for wiring redemption payments is imposed by the Fund, although plans may charge their customer accounts for redemption services. Information relating to such redemption services and charges, if any, should be obtained by customers from their plans.

During periods of substantial economic market change telephone redemptions may be difficult to complete. Redemption requests may also be mailed to BlackRock Funds, c/o PFPC Inc., P.O. Box 9819, Providence, RI 02940.

The Fund is not responsible for the efficiency of the Federal wire system or the shareholder's firm or bank. The Fund does not currently charge for wire transfers. The shareholder is responsible for any charges imposed by the shareholder's bank. To change the name of the single, designated bank account to receive wire redemption proceeds, it is necessary to send a written request to BlackRock Funds, c/o PFPC Inc., P.O. Box 9819, Providence, RI 02940.

The Fund may refuse a telephone redemption request if it believes it is advisable to do so.

Market Timing and Redemption Fees

The Board of Trustees of the Fund has determined that the interests of long-term shareholders and the Fund's ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations—also known as "market timing." The funds are not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege for Investor, Institutional and R Shares is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of a fund and its shareholders. For example, large flows of cash into and out of a fund may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than

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maintaining such assets in securities selected to achieve the fund's investment goal. Frequent trading may cause a fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce a fund's performance.

A fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of the fund's portfolio securities and the determination of the fund's NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling fund shares at a price that does not reflect their true value. A similar risk exists for funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. The Fund will seek to eliminate these opportunities by using fair value pricing, as described in "What Price Per Share Will You Pay?" above.

The Fund discourages market timing and seeks to prevent frequent purchases and sales or exchanges of fund shares that it determines may be detrimental to a fund or long-term shareholders. The Board of Trustees has approved the policies discussed below to seek to deter market timing activity. The Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of fund shares because legitimate strategies, such as asset allocation, dollar cost averaging or similar activities, may result in frequent trading of fund shares. It is not expected that shareholders would be harmed by such legitimate activities. If the Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If the Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and the Fund will not be responsible for any losses you therefore may suffer. In addition, any redemptions or exchanges that you make (as a result of the activity described above or otherwise) will be subject to any and all redemption fees, as described below. For transactions placed directly with the Fund, the Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in

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whole or in part by the Fund. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide the Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated are not known by the Fund. While the Fund monitors for market timing activity, the Fund may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the funds. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a financial intermediary is determined by the Fund to be engaged in market timing or other improper trading activity, the Fund's distributor may terminate such financial intermediary's agreement with the distributor, suspend such financial intermediary's trading privileges or take other appropriate actions.

Each of the Fund's High Yield Bond, International Bond, Aurora, Small/Mid-Cap Growth, Small Cap Value Equity, Small Cap Core Equity, Small Cap Growth Equity, Health Sciences Opportunities, Global Science & Technology Opportunities, Global Resources, All-Cap Global Resources, U.S. Opportunities, Global Opportunities and International Opportunities Portfolios will automatically assess and retain a fee of 2% of the current NAV, after excluding the effect of any contingent deferred sales charges, of shares being redeemed or exchanged within 30 days of acquisition (other than those acquired through reinvestment of dividends or other distributions). A new 30-day period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Portfolio A are exchanged for shares of Portfolio B 20 days after the purchase of the Portfolio A shares, followed in 20 days by an exchange of the Portfolio B shares for shares of Portfolio C, will be subject to two redemption fees (one on each exchange).

The redemption fee is for the benefit of the remaining shareholders of a fund and is intended to encourage long-term investment, to compensate for transaction and other expenses caused by early redemptions and exchanges, and to facilitate portfolio management. The "first-in, first-out" method is used to determine the holding period. Under this method, the date of redemption or exchange will be compared with the earliest

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purchase date of shares held in the account. The Fund sells shares to some 401(k) plans, 403(b) plans, bank or trust company accounts, and accounts of certain financial institutions or intermediaries that do not apply the redemption fee to underlying shareholders, often because of administrative or systems limitations. From time to time, with the approval of the Fund, the redemption fee will not be assessed on redemptions or exchanges by: (i) accounts of asset allocation programs or wrap programs whose trading practices are determined by the Fund not to be detrimental to a fund or long-term shareholders (e.g., model driven programs with periodic automatic portfolio rebalancing that prohibit participant-directed trading and other programs with similar characteristics); (ii) accounts of shareholders who have died or become disabled; (iii) shareholders redeeming or exchanging shares through the Fund's Systematic Withdrawal Plan, Systematic Exchange Plan or in connection with required distributions from an IRA, 401(k) plan, 403(b) plan, 529 plan or any other Internal Revenue Code Section 401 qualified employee benefit plan or account; (iv) shareholders executing rollovers of current investments in the Fund through qualified employee benefit plans; and (v) certain other accounts in the absolute discretion of the Fund when the redemption fee is de minimis or a shareholder can demonstrate hardship. The Fund reserves the right to modify or eliminate these waivers at any time.

There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

The Fund may from time to time use other methods that it believes are appropriate to deter market timing or other trading activity that may be detrimental to a fund or long-term shareholders.

The Fund's Rights

The Fund may:

■  Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act,

■  Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act or as described in the third paragraph in the section "Selling Shares" above,

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■  Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level, as described below, and

■  Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act.

Accounts with Low Balances

The Fund may redeem a shareholder's account in any fund at any time if the net asset value of the account in such fund falls below the required minimum initial investment as the result of a redemption or an exchange request. The shareholder will be notified in writing that the value of the account is less than the required amount and the shareholder will be allowed 60 days to make additional investments before the redemption is processed.

Management

BlackRock Funds' adviser is BlackRock Advisors, LLC (BlackRock). BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 100 Bellevue Parkway, Wilmington, DE 19809. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with approximately $1.125 trillion of assets under management as of December 31, 2006. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc. and Merrill Lynch & Co., Inc. BlackRock Financial Management, Inc. (BFM), an affiliate of BlackRock located at 40 E. 52nd Street, New York, NY 10022, acts as sub-adviser to the funds.

For their investment advisory and sub-advisory services, BlackRock and BFM, as applicable, are entitled to fees computed daily on a fund-by-fund basis and payable monthly. For the fiscal year ended September 30, 2005, the aggregate advisory fees paid by the funds to BlackRock, as a percentage of average daily net assets, were:

Enhanced Income	.03%
Low Duration Bond	.24%
Intermediate Government Bond	.36%
Intermediate Bond II	.28%
Intermediate Bond	.00%
Inflation Protected Bond	.00%
GNMA	.20%
Managed Income	.46%
International Bond	.54%

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The maximum annual advisory fees that can be paid to BlackRock (as a percentage of average daily net assets) are as follows:

Total Annual Advisory Fee (Before Waivers)

AVG. DAILY NET. ASSETS	Each Fund Except Enhanced Income, Int'l Bond, Inflation Protected Bond, GNMA INVESTMENT ADVISORY FEE	Inflation Int'l Bond, GNMA INVESTMENT ADVISORY FEE	Protected Bond INVESTMENT ADVISORY FEE
first $1 billion	.500%	.550%	.400%
$1 billion— $2 billion	.450%	.500%	.375%
$2 billion— $3 billion	.425%	.475%	.350%
greater than $3 billion	.400%	.450%	.325%

The maximum annual advisory fees that can be paid to BlackRock for the Enhanced Income Portfolio (as a percentage of average daily net assets) is .40%.

A discussion regarding the basis for the Board of Trustees of the Fund approving the Fund's investment advisory contracts is available in the Fund's semi-annual report to shareholders.

Information about the portfolio manager for each of the funds is presented in the appropriate fund section.

As discussed above, BlackRock has agreed contractually to cap net expenses (excluding (i) interest, taxes, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by a fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, a fund's investments; and (iv) other extraordinary expenses not incurred in the ordinary course of a fund's business, if any) of each share class of each fund at the levels shown in each fund's expense table.

To achieve this cap, BlackRock and the Fund have entered into an expense limitation agreement. The agreement sets a limit on certain of the operating expenses of each class of shares and requires BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit.

IMPORTANT DEFINITIONS

Adviser: The adviser of a mutual fund is responsible for the overall investment management of the fund. The adviser for BlackRock Funds is BlackRock Advisors, LLC.

Sub-Adviser: The sub-adviser of a fund is responsible for its day-to-day management and will generally make all buy and sell decisions. Sub-advisers also provide research and credit analysis. The sub-adviser for all the funds BlackRock Financial Management, Inc.

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If within two years following a waiver or reimbursement, the operating expenses of a share class that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that share class, the share class is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the fund of which the share class is a part has more than $50 million in assets, (2) BlackRock or an affiliate serves as the fund's investment adviser or administrator and (3) the Board of Trustees of the Fund has approved in advance the payments to BlackRock at the previous quarterly meeting of the Board.

Conflicts of Interest

The investment activities of BlackRock and its affiliates (including, for these purposes, Merrill Lynch & Co., Inc., BlackRock, Inc., The PNC Financial Services Group, Inc. and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively with BlackRock, the Affiliates)) in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock provides investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the funds. BlackRock and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more Affiliates act or may act as an investor, investment banker, research provider, investment manager, financer, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in the global fixed income, currency, commodity, equity and other markets in which the funds directly and indirectly invest. Thus, it is likely that the funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate performs or seeks to perform investment banking or other services. One or more Affiliates may engage in proprietary trading and advise accounts and mutual funds that have investment objectives similar to those of the funds and/or that engage in and compete for transactions in the same types of securities, currencies and instruments as the funds. The trading activities of these Affiliates

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are carried out without reference to positions held directly or indirectly by the funds and may result in an Affiliate having positions that are adverse to those of the funds. No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the funds. As a result, an Affiliate may compete with the funds for appropriate investment opportunities. The results of the funds' investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the funds could sustain losses during periods in which one or more Affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the funds may, from time to time, enter into transactions in which an Affiliate or its other clients have an adverse interest. Furthermore, transactions undertaken by an Affiliate or Affiliate-advised clients may adversely impact the funds. Transactions by one or more Affiliate-advised clients or BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the funds. The funds' activities may be limited because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. In addition, the funds may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. The funds also may invest in securities of companies for which an Affiliate provides or may some day provide research coverage. An Affiliate may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the funds or who engage in transactions with or for the funds. The funds may also make brokerage and other payments to an Affiliate in connection with the funds' portfolio investment transactions.

Under a securities lending program approved by the Fund's Board of Trustees, the Fund has retained an Affiliate of BlackRock to serve as the securities lending agent for the funds to the extent that a fund participates in the securities lending program. For these services, the lending agent may receive a fee from the funds, including a fee based on the returns earned on the funds' investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the funds may lend its portfolio securities under the securities lending program.

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The activities of BlackRock or its Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.

Dividends and Distributions

BlackRock Funds makes two kinds of distributions to share- holders: net investment income and net realized capital gains.

Distributions of net investment income derived by a fund are paid within 10 days after the end of each month. The Fund's Board of Trustees may change the timing of such dividend payments.

Net realized capital gains (including net short-term capital gains), if any, will be distributed by a fund at least annually at a date determined by the Fund's Board of Trustees.

Your distributions will be reinvested at net asset value in new shares of the same class of the fund unless you instruct PFPC in writing to pay them in cash. There are no sales charges on these reinvestments.

If you invest in a fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as "buying a dividend." Distributions that are declared in October, November or December, but paid in January are taxable as if they were paid in December.

Taxation of Distributions

Distributions paid out of a fund's "net capital gain" will be taxed to shareholders as long-term capital gain, regardless of how long a shareholder has owned shares. Distributions of net investment income and net short-term capital gains will generally be taxed to shareholders as ordinary dividend income. However, individual shareholders who satisfy certain holding period requirements and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to "qualified dividend income" received by the fund. "Qualified dividend income" generally consists of dividends received from U.S. corporations (other than dividends from tax exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations.

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Dividends paid with respect to interest on securities issued by the U.S. Government and its agencies may also be exempt from some types of state and local taxes.

Your annual tax statement from the Fund will present in detail the tax status of your distributions for each year.

When you sell your shares of a fund, you may realize a capital gain or loss. Use of the exchange privilege also will be treated as a taxable event because it will be deemed a redemption and subsequent purchase of the shares involved. Therefore, use of the exchange privilege may be subject to federal, state and local income tax.

If more than half of the total asset value of a fund is invested in non-U.S. stock or securities, the fund may elect to "pass through" to its shareholders the amount of non-U.S. income taxes paid by it. In such case, you would be required to include your proportionate share of such taxes in your income and may be entitled to deduct or credit such taxes in computing your taxable income.

If you do not provide a fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

Non-U.S. investors may be subject to U.S. withholding and/or estate tax, and will be subject to special U.S. tax certification requirements. Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax adviser about federal, state and local tax consequences of owning shares of the Fund.

Exchange Privilege

Once you are a holder of R Shares, you have the right to exchange R Shares from one BlackRock fund to R Shares of another to meet your changing financial needs. Please note that you can exchange only into a share class and fund that are open to new investors, unless you have a current account in a fund that is closed to new investors.

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You can exchange $1,000 or more from one BlackRock fund into another. R Shares of each fund may be exchanged for shares of the same class of other funds which offer that class of shares, based on their respective net asset values. (You can exchange less than $1,000 if you already have an account in the fund into which you are exchanging.) For Federal income tax purposes a share exchange is a taxable event and a capital gain or loss may be realized. Please consult your tax or other financial adviser before making an exchange request.

There are several ways to make an exchange: you may call the Fund at (800) 441-7762 and speak with one of our representatives, make the exchange via the Internet by accessing your account online, or you may send a written request to us at BlackRock Funds c/o PFPC Inc., P.O. Box 9819, Providence, RI 02940-8019. Please note, if you indicated on your New Account Application that you did not want the Telephone Exchange Privilege, you will not be able to place exchanges via the telephone until you update this option either in writing or by calling our Service Center. The Fund has the right to reject any telephone request.

The Fund may suspend or terminate your exchange privilege at any time, including if the Fund believes, in its sole discretion, that you are engaging in market timing activities. See "Market Timing and Redemption Fees" above.

The Fund reserves the right to modify, limit the use of, or terminate the exchange privilege at any time for any reason.

Retirement Plans

Shares may be purchased in conjunction with individual retirement accounts (IRAs), rollover IRAs and 403(b) plans where PNC Bank or any of its affiliates acts as custodian. For more information about applications or annual fees, please contact BlackRock Funds c/o PFPC Inc., at P.O. Box 9819, Providence, Rhode Island 02940-8019, or call (800) 441-7762. Investors will be charged an annual fee of $15 for all of the IRA accounts they have under their Social Security number (therefore if you own a Roth IRA, a Traditional IRA and a Rollover IRA, you would only be charged one $15 fee). In addition, 403(b) accounts will be charged a separate annual fee of $15, and a loan application/processing fee of $25. To determine if you are eligible

100

for an IRA or 403(b) plan and whether an IRA or 403(b) plan is appropriate for you, you should consult with a tax adviser.

Statements

Every shareholder automatically receives quarterly account statements. In addition, for tax purposes, shareholders also receive a yearly statement describing the characteristics of any dividends or other distributions received.

Important Notice Regarding Delivery of Shareholder Documents

The funds deliver only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements to shareholders with multiple accounts at the same address. This practice is known as "householding" and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Electronic Access to Annual Reports, Semi-Annual Reports and Prospectuses

Electronic copies of most financial reports and prospectuses are available on the Fund's website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1) Access the BlackRock website at http://www.blackrock.com/edelivery

2) Log into your account

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For more information

This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Fund is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports

These reports contain additional information about each of the funds' investments. The annual report describes the funds' performance, lists portfolio holdings, and discusses recent market conditions, economic trends and fund investment strategies that significantly affected the funds' performance for the last fiscal year.

Statement of Additional Information (SAI)

A Statement of Additional Information, dated January 31, 2007, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the Fund, may be obtained free of charge, along with the Fund's annual and semi-annual reports, by calling (800) 441-7762. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus.

BlackRock Investor Services

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:00 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 441-7762.

An investor in any fund can call the National TTY Relay Number at (800) 688-4889 with his or her TTY machine. A Relay agent will assist the investor with all inquiries made to a Shareholder Account Service Representative.

Purchases and Redemptions

Call your registered representative or (800) 441-7762.

World Wide Web

Access general fund information and specific fund performance, including SAI and annual/semi-annual reports, free of charge. Request mutual fund prospectuses and literature. Forward mutual fund inquiries. www.blackrock.com/funds

Written Correspondence

BlackRock Funds
c/o PFPC Inc.
PO Box 9819
Providence, RI 02940-8019

Overnight Mail

BlackRock Funds
c/o PFPC Inc.
101 Sabin Street
Pawtucket, RI 02860

Internal Wholesalers/Broker Dealer Support

Available to support investment professionals 8:30 a.m. to 6:00 p.m. (Eastern time), Monday - Friday. Call: (800) 882-0052.

Portfolio Characteristics and Holdings

A description of the Funds' policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 882-0052.

Securities and Exchange Commission

You may also view and copy public information about the Fund, including the SAI, by visiting the EDGAR database on the SEC Web site (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC directly at (202) 551-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549.

INVESTMENT COMPANY ACT FILE NO. 811-05742

PRO-BD-RNO 07

ALTERNATIVES BLACKROCK SOLUTIONS EQUITIES FIXED INCOME LIQUIDITY REAL ESTATE

BlackRock Funds
Bond Portfolios

R Shares

Prospectus

January 31, 2007

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

Total Return II

Total Return

Government Income

High Yield Bond

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of

Contents

How to Find the Information You Need	How to Find the Information You Need	1

	THE BLACKROCK BOND PORTFOLIOS

	Total Return II	2

	Total Return	11

	Government Income	21

	High Yield Bond	29

About Your Investment	How to Buy/Sell Shares	39

	Dividends/Distributions/Taxes	51

How to Find the
Information You Need

About BlackRock Funds

This is the BlackRock Bond Portfolios Prospectus. It has been written to provide you with the information you need to make an informed decision about whether to invest in BlackRock Funds (the Fund). The Fund's investment adviser is BlackRock Advisors, LLC (BlackRock).

This Prospectus contains information on 4 of the BlackRock Bond funds. The Prospectus has been organized so that each fund has its own short section. Simply turn to the section for any particular fund to read about important fund facts. Also included are sections that tell you about buying and selling shares, certain fees and expenses, shareholder features of the funds and your rights as a shareholder. These sections apply to all the funds.

Effective October 2, 2006, the BlackRock Core Bond Total Return Portfolio was re-named the "BlackRock Total Return Portfolio II" and the BlackRock Core PLUS Total Return Portfolio was re-named the "BlackRock Total Return Portfolio."

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BlackRock

Total Return Portfolio II

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Effective October 2, 2006, the Core Bond Total Return Portfolio was re-named the Total Return Portfolio II.

Investment Goal

The fund seeks to realize a total return that exceeds that of the Lehman Brothers U.S. Aggregate Index (the benchmark).

Primary Investment Strategies

In pursuit of this goal, the fund normally invests at least 80% of its assets in bonds and maintains an average portfolio duration that is within ±20% of the duration of the benchmark.

The management team evaluates sectors of the bond market and individual securities within these sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the benchmark.

The fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The fund's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

The fund only buys securities that are rated investment grade at the time of purchase by at least one major rating agency or determined by the fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

If a security falls below investment grade, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or

2

currency with another party for that other party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and

IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Lehman Brothers U.S. Aggregate Index: An unmanaged index comprised of more than 5,000 taxable bonds. This is an index of investment grade bonds. All securities included must be rated investment grade by Moody's, Standard & Poor's or Fitch.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

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refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and

4

other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

The fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

5

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for R Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers U.S. Aggregate Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

The performance of R Shares for the period before they were launched is based on the performance of Institutional Shares adjusted to reflect the class specific fees applicable to R Shares at the time of such share class's launch. This information may be considered when assessing the fund's performance, but does not represent the actual performance of this share class.

As of 12/31

ANNUAL TOTAL RETURNS*

Total Return II

6

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
Total Return II
Return Before Taxes	3.59%	4.28%	5.44%	12/09/92
Return After Taxes on Distributions	2.07%	2.42%	3.05%
Return After Taxes on Distributions and Sales of Shares	2.31%	2.57%	3.17%
Lehman Brothers U.S. Aggregate (Reflects no deduction for fees, expense or taxes)	4.33%	5.06%	6.24%	N/A

  *  The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions.

    Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold R Shares of the fund.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		.46%
Distribution (12b-1) fees		.25%
Other expenses[1]		.56%
Service fees	.25%
Other	.31%
Acquired fund fees and expenses[2]		– –%
Total annual fund operating expenses		1.27%
Fee waivers and expense reimbursements[3]		.17%
Net expenses[3]		1.10%

  1  The R class is newly created and, accordingly, "Other expenses" are based on estimated amounts for the current fiscal year.

  2  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  3  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit R class expenses to 1.10% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund's distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

7

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
R Shares	$112	$386

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Keith Anderson, Managing Director of BFM since 1988 and Vice Chairman since 2006, Scott Amero, Managing Director of BFM since 1990, Matthew Marra, Managing Director of BlackRock since 2006, and Andrew J. Phillips, Managing Director of BFM since 1999.

Mr. Anderson is responsible for global fixed income strategy, asset allocation and the overall management of client portfolios. In this capacity, he coordinates BlackRock's team of portfolio managers and credit analysts who specialize in the government, agency, corporate and mortgage sectors and sub-sectors, worldwide. He is the Global Chief Investment Officer for Fixed Income, a member of BlackRock's Management and Executive Committees and Chairman of the Investment Strategy Group.

Mr. Amero is co-head of BlackRock's fixed income portfolio management team, a member of the Management Committee and co-chair of the Fixed Income Investment Strategy Group. Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. He is also the head of global fixed income research.

With BlackRock since 1995, Mr. Marra is a member of the Investment Strategy Group and his primary responsibility is the consistent implementation of investment strategies across all total return accounts with an emphasis on interest rate products. Mr. Marra has been a member of BlackRock's fixed income team since 1997.

Mr. Phillips is a member of the Investment Strategy Group and his primary responsibility is the consistent implementation of

8

investment strategies across all total return accounts, with a sector emphasis on mortgage securities. Mr. Phillips has been a member of BlackRock's fixed income team since 1991.

Mr. Anderson and Mr. Amero have been members of the team managing the fund since 1992 and Mr. Marra and Mr. Phillips since 2006. Mr. Anderson has been a portfolio co-manager of the fund since 1997, Mr. Amero since 1999 and Mr. Marra and Mr. Phillips since 2006.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

Financial Highlights

Since R Shares of the fund had no performance history as of September 30, 2006, the financial information in the tables below shows the fund's financial performance for the periods indicated for Investor A Shares of the fund. Although Investor A Shares are not offered in this Prospectus, the Investor A Shares would have substantially similar performance as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and performance would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of 0.81% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 1.10% of average daily net assets (after waivers and reimbursements) for the current fiscal year. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

9

FINANCIAL HIGHLIGHTS

(For an Investor A Share Outstanding Throughout Each Period)

Total Return Portfolio II

	INVESTOR A SHARES
	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$9.63	$9.75	$10.01	$10.00	$9.99
Income from investment operations
Net investment income	0.39 [2]	0.36 [2]	0.35 [2]	0.40	0.47
Net gain (loss) on investments (both realized and unrealized)	(0.08)	(0.11)	(0.02)	0.16	0.18
Total from investment operations	0.31	0.25	0.33	0.56	0.65
Less distributions
Distributions from net investment income	(0.39)	(0.35)	(0.34)	(0.50)	(0.52)
Distributions from net realized gains	(0.05)	(0.02)	(0.25)	(0.05)	(0.12)
Total distributions	(0.44)	(0.37)	(0.59)	(0.55)	(0.64)
Net asset value at end of period	$9.50	$9.63	$9.75	$10.01	$10.00
Total return[3]	3.32%	2.54%	3.44%	5.81%	6.75%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$236,621	$214.196	$132,561	$113,190	$90,460
Ratios of expenses to average net assets
Net expenses	0.81%	0.81%	0.88%	0.90%	1.08%
Net expenses (excluding interest expense)	0.81%	0.81%	0.88%	0.90%	1.02%
Total expenses	1.11%	1.13%	1.23%	1.25%	1.30%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	4.11%	3.72%	3.65%	4.01%	4.89%
Before advisory/administration and other fee waivers	3.81%	3.40%	3.30%	3.66%	4.67%
Portfolio turnover rate	197%	351%	360%	659%[4]	359%

1  Audited by other Auditors.

2  Calculated using the average shares outstanding method.

3  Neither front-end sales load nor contingent deferred sales load is reflected.

4  Includes dollar roll transactions, excluding these transactions the portfolio turnover would have been 257%.

10

BlackRock

Total Return Portfolio

Effective October 2, 2006, the Core PLUS Total Return Portfolio was re-named the Total Return Portfolio.

Investment Goal

The fund seeks to realize a total return that exceeds that of the Lehman Brothers U.S. Aggregate Index (the benchmark).

Primary Investment Strategies

In pursuit of this goal, the fund normally invests at least 80% of its assets in bonds and maintains an average portfolio duration that is within ± 20% of the duration of the benchmark.

The management team evaluates sectors of the bond market and individual securities within these sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team believes that they have the potential for above-average total return. The fund measures its performance against the benchmark.

The fund invests primarily in dollar-denominated investment grade bonds, but may invest up to 20% of its assets in any combination of non-investment grade bonds (high yield or junk bonds), non-dollar denominated bonds and bonds of emerging market issuers. The fund's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

Non-investment grade bonds acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor's or Ba or lower by Moody's) or will be determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell instruments of those types at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

11

IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

High Yield Bonds: Sometimes referred to as "junk bonds", these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Lehman Brothers U.S. Aggregate Index: An unmanaged index comprised of more than 5,000 taxable bonds. This is an index of investment grade bonds. All securities included must be rated investment grade by Moody's, Standard & Poor's or Fitch.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as

12

extension risk. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. The fund's investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

The fund may invest up to 20% of its assets in any combination of non-investment grade bonds (high yield or junk bonds), non-dollar denominated bonds and bonds of emerging market issuers. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting non-U.S. investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past, and may do so again in the future, as a result of economic and political turmoil in many of these countries.

Non-investment grade securities carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These companies are often

13

young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also impact the market for lower-rated securities and the fund.

The market for high yield bonds is not as liquid as the markets for higher rated securities. This means that it may be harder to buy and sell high yield bonds, especially on short notice, and high yield bonds may be more difficult for the fund to value accurately than higher rated securities. The market for high yield bonds could also be impacted by legal or tax changes.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting

14

inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

15

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for R Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers U.S. Aggregate Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

The performance of R Shares for the period before they were launched is based on the performance of Institutional Shares adjusted to reflect the class specific fees applicable to R Shares at the time of such share class's launch. This information may be considered when assessing the fund's performance, but does not represent the actual performance of this share class.

As of 12/31

ANNUAL TOTAL RETURNS*

Total Return

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	Since Inception	Inception Date[1]
Total Return
Return Before Taxes	3.65%	4.09%	4.22%	12/07/01
Return After Taxes on Distributions	2.08%	2.41%	2.54%
Return After Taxes on Distributions and Sale of Shares	2.35%	2.51%	2.62%
Lehman Brothers U.S. Aggregate (Reflects no deduction for fees, expenses or taxes)	4.33%	5.01%	5.17%	N/A

  *  The information for the fund in the chart and table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions.

    Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

16

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold R Shares of the fund.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	.50%
Distribution (12b-1) fees	.25%
Other expenses[1]	.60%
Service fees	.25%
Other	.35%
Acquired fund fees and expenses[2]	– –%
Total annual fund operating expenses	1.35%
Fee waivers and expense reimbursements[3]	.25%
Net expenses[3]	1.10%

  1  The R class is newly created and, accordingly, "Other expenses" are based on estimated amounts for the current fiscal year.

  2  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  3  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit R class expenses to 1.10% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
R Shares	$112	$403

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Keith Anderson, Managing Director of BFM since

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund's distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

17

1988 and Vice Chairman since 2006, Scott Amero, Managing Director of BFM since 1990, Matthew Marra, Managing Director of BlackRock since 2006, and Andrew J. Phillips, Managing Director of BFM since 1999.

Mr. Anderson is responsible for global fixed income strategy, asset allocation and the overall management of client portfolios. In this capacity, he coordinates BlackRock's team of portfolio managers and credit analysts who specialize in the government, agency, corporate and mortgage sectors and sub-sectors, worldwide. He is the Global Chief Investment Officer for Fixed Income, a member of BlackRock's Management and Executive Committees and Chairman of the Investment Strategy Group.

Mr. Amero is co-head of BlackRock's fixed income portfolio management team, a member of the Management Committee and co-chair of the Fixed Income Investment Strategy Group. Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. He is also the head of global fixed income research.

With BlackRock since 1995, Mr. Marra is a member of the Investment Strategy Group and his primary responsibility is the consistent implementation of investment strategies across all total return accounts with an emphasis on interest rate products. Mr. Marra has been a member of BlackRock's fixed income team since 1997.

Mr. Phillips is a member of the Investment Strategy Group and his primary responsibility is the consistent implementation of investment strategies across all total return accounts, with a sector emphasis on mortgage securities. Mr. Phillips has been a member of BlackRock's fixed income team since 1991.

Mr. Anderson and Mr. Amero have been portfolio co-managers of the fund since inception and Mr. Marra and Mr. Phillips since 2006.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

18

Financial Highlights

Since R Shares of the fund had no performance history as of September 30, 2006, the financial information in the tables below shows the fund's financial performance for the periods indicated for Investor A Shares of the fund. Although Investor A Shares are not offered in this Prospectus, the Investor A Shares would have substantially similar performance as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and performance would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of 0.90% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 1.10% of average daily net assets (after waivers and reimbursements) for the current fiscal year. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

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FINANCIAL HIGHLIGHTS

(For an Investor A Share Outstanding Throughout Each Period)

Total Return Portfolio

	INVESTOR A SHARES
	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	For the Period 12/7/01[1,2] through 9/30/02[1]
Net asset value at beginning of period	$10.28	$10.35	$10.46	$10.31	$10.00
Income from investment operations
Net investment income	0.40 [3]	0.36 [3]	0.33 [3]	0.37	0.08
Net gain (loss) on investments (both realized and unrealized)	(0.07)	(0.07)	– –	0.29	0.59
Total from investment operations	0.33	0.29	0.33	0.66	0.67
Less distributions
Distributions from net investment income	(0.41)	(0.36)	(0.31)	(0.45)	(0.36)
Distributions from net realized gains	(0.05)	– –	(0.13)	(0.06)	– –
Total distributions	(0.46)	(0.36)	(0.44)	(0.51)	(0.36)
Net asset value at end of period	$10.15	$10.28	$10.35	$10.46	$10.31
Total return[4]	3.28%	2.79%	3.25%	6.47%	6.88%[5]
Ratios/Supplemental data
Net assets at end of period (in thousands)	$298	$88	$9	$8	$2
Ratios of expenses to average net assets
Net expenses	0.88%	0.80%	0.86%	0.90%	0.99%[6]
Net expenses (excluding interest expense)	0.88%	0.80%	0.86%	0.90%	0.99%[6]
Total expenses	2.13%	1.19%	1.28%	1.25%	1.40%[6]
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	4.03%	3.56%	3.21%	3.12%	3.33%[6]
Before advisory/administration and other fee waivers	2.78%	3.17%	2.79%	2.77%	2.91%[6]
Portfolio turnover rate	192%	358%	412%	1,021%[7]	330%

1  Audited by other auditors.

2  Commencement of operations of share class.

3  Calculated using the average shares outstanding method.

4  Sales load not reflected in total return.

5  Not Annualized.

6  Annualized.

7  Includes dollar roll transactions, excluding these transactions the portfolio turnover would have been 319%.

20

BlackRock

Government Income Portfolio

Investment Goal

The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in the highest rated government and agency bonds in the ten to fifteen year maturity range and in mortgages guaranteed by the U.S. Government or its agencies. The fund normally invests at least 80% of its assets in bonds issued or guaranteed by the U.S. Government and its agencies. Securities purchased by the fund are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

The management team evaluates sectors of the bond market and individual securities within those sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against a customized weighted index comprised of the returns of the Lehman Brothers Mortgage-Backed Securities Index (50%) and the Merrill Lynch 10-Year Treasury Index (50%) (the benchmark).

If a security falls below the highest rating category, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

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IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Lehman Brothers Mortgage-Backed Securities Index: An index that includes the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC) that meet the maturity and liquidity criteria.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Merrill Lynch 10-Year Treasury Index: A one-security index consisting of the current "on-the-run" 10-year issue.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest with another party for that other party's obligation to pay or its right to receive another type of interest in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

A main risk of investing in the fund is interest rate risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below recent historical average rates. This decline may have increased the risk that these rates will rise in the future.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than

22

residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (GNMA) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA securities also are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC) are solely the obligations of FNMA or FHLMC, as the case may be, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult

23

for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for R Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of a customized weighted index

24

comprised of the returns of the Lehman Brothers Mortgage-Backed Securities Index (50%) and the Merrill Lynch 10-Year Treasury Index (50%), recognized unmanaged indices of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

The performance of R Shares for the period before they were launched is based on the performance of Investor A Shares adjusted to reflect the class specific fees applicable to R Shares at the time of such share class's launch. This information may be considered when assessing the fund's performance, but does not represent the actual performance of this share class.

As of 12/31

ANNUAL TOTAL RETURNS*

Government Income

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
Government Income
Return Before Taxes	2.70%	4.66%	5.96%	10/03/94
Return After Taxes on Distributions	1.26%	3.05%	3.77%
Return After Taxes on Distributions and Sale of Shares	1.73%	3.04%	3.76%
50% Lehman Brothers Mtg./50% 10-Yr. Tsy. (Reflects no deduction for fees, expenses or taxes)	3.27%	4.82%	5.94%	N/A

  *  The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions.
Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and

25

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund's distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold R Shares of the fund.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		.50%
Distribution (12b-1) fees		.25%
Other expenses[1]		.73%
Service fees	.25%
Other	.48%
Acquired fund fees and expenses[2]		– –%
Total annual fund operating expenses[3]		1.48%

  1  The R class is newly created and, accordingly, "Other expenses" are based on estimated amounts for the current fiscal year.

  2  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  3  BlackRock has agreed to voluntarily waive or reimburse certain fees or expenses. After taking into account this voluntary waiver or reimbursement, the net total annual fund operating expenses would be 1.21% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses). The voluntary waiver or reimbursement may be reduced or discontinued at any time; however, BlackRock has agreed not to reduce or discontinue this waiver or reimbursement for a period of two years after the closing of the Reorganization unless approved by the trustees of the Fund, including a majority of the non-interested trustees.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
R Shares	$151	$468

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Andrew J. Phillips, Managing Director of BFM since 1999, and Eric Pellicciaro, Managing Director of BFM since 2005.

Mr. Phillips is a member of the Investment Strategy Group and his primary responsibility is the consistent implementation of investment strategies across all total return accounts, with a sector emphasis on mortgage securities.

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Mr. Pellicciaro is a member of the Investment Strategy Group and the lead mortgage sector specialist. His primary responsibility is managing client portfolios, with a sector emphasis on fixed-rate mortgage securities, including pass-throughs and CMOs. Mr. Pellicciaro started his career in the Financial Modeling Group at BlackRock in 1996, and joined the Fixed Income Portfolio Management Group in 1999.

Mr. Phillips has been a member of the team managing the fund since 1995 and Mr. Pellicciaro since 1999. Mr. Phillips has been a portfolio co-manager of the fund since 1999 and Mr. Pellicciaro since April 2004.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

Financial Highlights

Since R Shares of the fund had no performance history as of September 30, 2006, the financial information in the tables below shows the fund's financial performance for the periods indicated for Investor A Shares of the fund. Although Investor A Shares are not offered in this Prospectus, the Investor A Shares would have substantially similar performance as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and performance would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of 1.00% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 1.21% of average daily net assets (after waivers and reimbursements) for the current fiscal year. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

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FINANCIAL HIGHLIGHTS

(For an Investor A Share Outstanding Throughout Each Period)

Government Income Portfolio

	INVESTOR A SHARES
	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$10.91	$11.18	$11.33	$11.40	$10.99
Income from investment operations
Net investment income	0.45 [2]	0.43 [2]	0.40 [2]	0.34 [2]	0.45 [2]
Net gain (loss) on investments (both realized and unrealized)	(0.19)	(0.21)	(0.03)	0.14	0.74
Total from investment operations	0.26	0.22	0.37	0.48	1.19
Less distributions
Distributions from net investment income	(0.42)	(0.47)	(0.36)	(0.46)	(0.51)
Distributions from capital	– –	(0.02)	– –	– –	– –
Distributions from net realized gains	– –	– –	(0.16)	(0.09)	(0.27)
Total distributions	(0.42)	(0.49)	(0.52)	(0.55)	(0.78)
Net asset value at end of period	$10.75	$10.91	$11.18	$11.33	$11.40

Total return[3]	2.52%	2.01%	3.34%	4.34%	11.47%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$310,258	$247,380	$126,332	$86,559	$42,845
Ratios of expenses to average net assets
Net expenses	0.89%	0.86%	0.98%	1.07%	1.11%
Net expenses (excluding interest expense)	0.89%	0.86%	0.98%	1.07%	1.07%
Total expenses	1.20%	1.26%	1.38%	1.34%	1.41%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	4.22%	3.92%	3.63%	3.05%	4.26%
Before advisory/administration and other fee waivers	3.91%	3.52%	3.23%	2.78%	3.97%
Portfolio turnover rate	551%	662%	345%	1,981%[4]	615%

1  Audited by other auditors.

2  Calculated using the average shares outstanding method.

3  Neither front-end sales load nor contingent deferred sales load is reflected.

4  Includes dollar roll transactions, excluding these transactions the portfolio turnover would have been 371%.

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BlackRock

High Yield Bond Portfolio

Investment Goal

The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in non-investment grade bonds with maturities of ten years or less. The fund normally invests at least 80% of its assets in high yield bonds, including convertible and preferred securities. The high yield securities (commonly called "junk bonds") acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor's or Ba or lower by Moody's) or will be determined by the fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. The fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The fund's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

The management team evaluates sectors of the high yield market and individual bonds within these sectors. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return.

To add additional diversification, the management team can invest in a wide range of securities including corporate bonds, mezzanine investments, collateralized bond obligations, bank loans and mortgage-backed and asset-backed securities. The fund can also invest, to the extent consistent with its investment goal, in non-U.S. and emerging market securities and currencies. The fund may invest in securities of any rating, and may invest up to 10% of its assets (measured at the time of investment) in distressed securities that are in default or the issuers of which are in bankruptcy. These securities involve considerable risk and have significant uncertainties regarding the issuer's current or future ability to make interest and principal payments. Typically the management team will invest in distressed securities when it believes they are undervalued.

If a security's rating declines, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bank Loans: The fund may invest in fixed and floating rate loans arranged through private negotiations between a company or a non-U.S. government and one or more financial institutions. The fund considers such investments to be debt securities.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Bond Obligations (CBO): The fund may invest in collateralized bond obligations which are securities backed by a diversified pool of high yield securities.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

29

IMPORTANT DEFINITIONS

High Yield Bonds: Sometimes referred to as "junk bonds", these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low-rated issuer.

Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index: An unmanaged index comprised of issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1, at least one year to maturity, and no one issuer represents more than 2 percent of the index.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mezzanine Investments: These are subordinated debt securities which receive payments of interest and principal after other more senior security holders are paid. They are generally issued in private placements in connection with an equity security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

to hold the security is unacceptable when compared to its total return potential.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. From time to time, the fund will use derivatives for leverage purposes, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

Non-investment grade bonds carry greater risks than securities which have higher credit ratings, including a high risk of default.

The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not

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necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield bonds are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also impact the market for lower-rated securities and the fund.

The market for high yield bonds is not as liquid as the markets for higher-rated securities. This means that it may be harder to buy and sell high yield bonds, especially on short notice, and high yield bonds may be more difficult for the fund to value accurately than higher rated securities. The market for high yield bonds could also be impacted by legal or tax changes.

If the fund invests in high yield securities that are rated C or below, the fund will incur significant risk in addition to the risks generally associated with investments in high yield securities. Distressed securities frequently do not produce income while they are outstanding. The fund may purchase distressed securities that are in default or the issuers of which are in bankruptcy. The fund may be required to bear certain extraordinary expenses in order to protect and recover its investment. The fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.

Mezzanine securities carry the risk that the issuer will not be able to meet its obligations and that the equity securities purchased with the mezzanine investments may lose value.

The market for bank loans may not be highly liquid and the fund may have difficulty selling them. These investments expose the fund to the credit risk of both the financial institution and the underlying borrower.

The pool of high yield securities underlying CBOs is typically separated into groupings called tranches representing different degrees of credit quality. The higher quality tranches have greater degrees of protection and pay lower interest rates. The lower tranches, with greater risk, pay higher interest rates.

The expenses of the fund will be higher than those of mutual funds investing primarily in investment grade securities. The costs of investing in the high yield market are usually higher for several reasons, such as the higher costs for investment research and higher commission costs.

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The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. The fund's investments in commercial mortgage-backed securities with several classes will normally be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly

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the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

The fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non- U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more

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developed countries. As a result some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past, and may do so again in the future, as a result of economic and political turmoil in many of these countries.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for R Shares.The table compares the fund's performance to that of the Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index, each a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

The performance of R Shares for the period before they were launched is based on the performance of Institutional Shares adjusted to reflect the class specific fees applicable to R Shares at the time of such share class's launch. This information may be considered when assessing the fund's performance, but does not represent the actual performance of this share class.

As of 12/31

ANNUAL TOTAL RETURNS*

High Yield Bond

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As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	Since Inception	Inception Date[1]
High Yield Bond
Return Before Taxes	10.99%	10.38%	7.23%	11/19/98
Return After Taxes on Distributions	8.18%	6.90%	3.31%
Return After Taxes on Distributions and Sale of Shares	7.04%	6.77%	3.65%
Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap (Reflects no deduction for fees, expenses or taxes)	10.76%	10.20%	6.43%**	N/A

  *  The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmarks does not assume reinvestment of dividends and distributions.

    Source: BlackRock Advisors, LLC

  **  Daily returns not available. Based on annualized data from November 30, 1998.

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold R Shares of the fund.

Shareholder Fees

(Fees paid directly from your investment)

Redemption/Exchange Fee* (as a percentage of amount redeemed)	2.0%

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	.50%
Distribution (12b-1) fees	.25%
Interest expenses[1]	– –%
Other expenses[2]	.70%
Service fees	.25%
Other	.45%
Acquired fund fees and expenses[3]	– –%
Total annual fund operating expenses[4]	1.45%

  *  Fee applies only to shares that are redeemed or exchanged within 30 days of purchase.

  1  The fund periodically engages in certain investment transactions which generate interest expense. For the year ended September 30, 2006 the interest expense of the fund for such transactions was less than 0.01%.

  2  The R class is newly created and, accordingly, "Other expenses" are based on estimated amounts for the current fiscal year.

  3  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  4  BlackRock has agreed to voluntarily waive or reimburse certain fees or expenses. After taking into account this voluntary waiver or reimbursement, the net total annual fund operating expenses would be 1.17% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses). The voluntary waiver or reimbursement may be reduced or discontinued at any time; however, BlackRock has agreed not to reduce or discontinue this waiver or reimbursement for a period of two years after the closing of the Reorganization unless approved by the trustees of the Fund, including a majority of the non-interested trustees.

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund's distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

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IMPORTANT DEFINITIONS

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
R Shares	$148	$459

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Jeff Gary, Managing Director of BFM since 2003, and Scott Amero, Managing Director of BFM since 1990.

Mr. Gary is the head of the High Yield Team and is a member of the Investment Strategy Group. Prior to joining BFM in 2003, he was a Managing Director and portfolio manager with AIG (American General) Investment Group.

Mr. Amero is co-head of BlackRock's fixed income portfolio management team, a member of the Management Committee and co-chair of the Fixed Income Investment Strategy Group. Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. He is also the head of global fixed income research.

Mr. Gary and Mr. Amero have been portfolio managers of the fund since September 2003, and Mr. Amero has been part of the portfolio management team since its inception.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

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Financial Highlights

Since R Shares of the fund had no performance history as of September 30, 2006, the financial information in the tables below shows the fund's financial performance for the periods indicated for Investor A Shares of the fund. Although Investor A Shares are not offered in this Prospectus, the Investor A Shares would have substantially similar performance as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and performance would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of 0.96% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 1.17% of average daily net assets (after waivers and reimbursements) for the current fiscal year. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

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FINANCIAL HIGHLIGHTS

(For an Investor A Share Outstanding Throughout Each Period)

High Yield Bond Portfolio

	INVESTOR A SHARES
	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$8.09	$8.14	$7.73	$6.75	$7.40
Income from investment operations
Net investment income	0.55 [2]	0.60 [2]	0.58 [2]	0.73	0.82
Net gain (loss) on investments (both realized and unrealized)	– –	0.05	0.38	0.96	(0.69)
Total from investment operations	0.55	0.65	0.96	1.69	0.13
Less distributions
Distributions from net investment income	(0.58)	(0.56)	(0.55)	(0.71)	(0.78)
Distributions from net realized gains	(0.14)	(0.14)	– –	– –	– –
Total distributions	(0.72)	(0.70)	(0.55)	(0.71)	(0.78)
Redemption fees added to paid-in capital	– – [3]	– – [3]	– – [3]	– –	– –
Net asset value at end of period	$7.92	$8.09	$8.14	$7.73	$6.75
Total return[4]	7.22%[5]	8.24%[5]	12.70%[5]	26.25%	1.38%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$423,297	$262,920	$72,806	$82,391	$18,932
Ratios of expenses to average net assets
Net expenses	0.96%	0.96%	1.10%	1.22%	1.33%
Net expenses (excluding interest expense)	0.96%	0.96%	1.09%	1.17%	1.17%
Total expenses	1.24%	1.25%	1.34%	1.36%	1.48%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	6.98%	7.41%	7.29%	8.81%[8]	10.42%
Before advisory/administration and other fee waivers	6.70%	7.12%	7.05%	8.68%[8]	10.28%
Portfolio turnover rate	105%	129%	172%	212%[9]	301%

1  Audited by other Auditors.

2  Calculated using the average shares outstanding method.

3  Redemption fees added to paid-in capital are less than $0.005 per share.

4  Neither front-end sales load nor contingent deferred sales load is reflected.

5  Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

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About Your Investment

Buying Shares

RShares are available only to certain authorized qualified employee benefit plans. If you buy R Shares, you will pay neither an initial sales charge nor a contingent deferred sales charge. However, Class R shares are subject to a distribution fee of 0.25% per year and a shareholder servicing fee of 0.25% per year.

What Price Per Share Will You Pay?

The price of mutual fund shares generally changes every day the New York Stock Exchange (NYSE) is open (business day). A mutual fund is a pool of investors' money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $50 million and has 5 million shares outstanding, the net asset value (NAV) per share is $10. When you buy R Shares you pay the NAV per share.

Purchase orders received by the close of regular trading on the NYSE (currently 4 p.m. (Eastern time)) on each day the NYSE is open will be priced based on the NAV calculated at the close of trading on that day. NAV is calculated separately for each class of shares of each fund as of the close of business on the NYSE, generally 4 p.m. (Eastern time), each day the NYSE is open. Shares will not be priced on days the NYSE is closed. Purchase orders received after the close of trading will be priced based on the next calculation of NAV. The non-U.S. securities and certain other securities held by a fund may trade on days when the NYSE is closed. In these cases, net asset value of shares may change when fund shares cannot be bought or sold.

Since the NAV changes daily, the price you pay for your shares depends on the time that your order is received by the Fund's transfer agent, whose job it is to keep track of shareholder records.

Each fund's assets are valued primarily on the basis of market quotations. Certain short-term debt securities are valued on the basis of amortized cost. When a determination is made that market quotations are not readily available, including, but not limited to, when (i) the exchange or market on which a security is traded does not open for trading for an entire trading day and no other market prices are available, (ii) a particular security does not trade regularly or has had its trading halted, (iii) a security does

39

not have a price source due to its lack of liquidity, (iv) BlackRock believes a market quotation from a broker-dealer is unreliable (e.g., where it varies significantly from a recent trade), (v) the security is thinly traded or (vi) there has been a significant subsequent event, each fund values the affected securities at fair value as determined by BlackRock pursuant to procedures adopted by the Fund's Board of Trustees. For example, the fund will value a security that trades principally on a foreign market using the most recent closing market price from the market on which the security principally trades, unless, in BlackRock's judgment, a significant event subsequent to the market close has rendered such market closing price unreliable. Because significant events could affect the value of a foreign security between the close of the foreign market where the security is principally traded and the time the fund calculates its NAV, such closing price may not be reflective of current market conditions. In this case, the fund will use what it believes to be the fair value of the security as of the time the fund calculates its NAV.

Fair value represents a good faith approximation of the value of a security. A security's valuation may differ depending on the method used for determining value. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining a fund's NAV. As a result, a fund's sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Paying for Shares

Payment for an order must normally be made in Federal funds or other funds immediately available by 4 p.m. (Eastern time) on the first business day following receipt of the order. If payment is not received by this time, the order will be cancelled and you and your financial intermediary will be responsible for any loss to the Fund.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Fund, to obtain, verify and record information that identifies each person who opens an account. When opening an

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account, you will be asked for your name, address, date of birth and other information that will allow the Fund to identify you. The Fund may also ask to see other identifying documents such as a driver's license (for individuals) or Articles of Incorporation or other formation documents (for institutions). The Fund may use a third party to obtain and verify this information. The Fund may not be able to establish an account, or it may close your existing account and/or redeem your shares involuntarily, if you do not provide sufficient information within the relevant time periods.

How Much is the Minimum Investment?

The minimum investment for the initial purchase of R Shares is $100. There is a $50 minimum for all subsequent investments. The Fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements for any shareholder and suspend and resume the sale of any share class of any fund at any time for any reason.

Distribution and Service Plan

The Fund has adopted a plan (the Plan) that allows the Fund to pay distribution fees for the sale of its shares under Rule 12b-1 of the Investment Company Act and shareholder servicing fees for certain services provided to its shareholders.

Under the Plan, R Shares pay a fee (distribution fees) to BlackRock Distributors, Inc. (the Distributor) and/or affiliates of PNC Bank or Merrill Lynch (including BlackRock) for distribution and sales support services. The distribution fees may be used to pay the Distributor for distribution services and to pay the Distributor and affiliates of PNC Bank or Merrill Lynch (including BlackRock) for sales support services provided in connection with the sale of R Shares. The distribution fees may also be used to pay brokers, dealers, financial institutions and industry professionals (including BlackRock, PNC Bank, Merrill Lynch and their affiliates) (Service Organizations) for sales support services and related expenses. All R Shares pay a maximum distribution fee of .25% per year of the average daily net asset value of each fund attributable to R Shares.

Under the Plan, the Fund also pays shareholder servicing fees to Service Organizations whereby the Service Organizations provide support services to their customers who own R Shares in return for these fees. The Fund may pay a shareholder servicing fee of up to .25% per year of the average daily net asset value of R Shares of a fund. All R Shares pay this shareholder servicing fee.

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In return for the shareholder servicing fee, Service Organizations (including BlackRock) may provide one or more of the following services to their customers who own R Shares:

(1)  Responding to customer questions on the services performed by the Service Organization and investments in R Shares;

(2)  Assisting customers in choosing and changing dividend options, account designations and addresses; and

(3)  Providing other similar shareholder liaison services.

The shareholder servicing fees payable pursuant to the Plan are fees payable for the administration and servicing of shareholder accounts and not costs which are primarily intended to result in the sale of a fund's shares.

Because the fees paid by the Fund under the Plan are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

For more information on the Plan, including a complete list of services provided thereunder, see the SAI.

In addition to, rather than in lieu of, distribution and shareholder servicing fees that the Fund may pay to a Service Organization pursuant to the Plan and fees the Fund pays to its transfer agent, the Fund may enter into non-Plan agreements with Service Organizations pursuant to which the Fund will pay a Service Organization for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization or (2) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial.

The Plan permits BlackRock, the Distributor and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Fund). From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits. BlackRock, the Distributor and their affiliates may compensate

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affiliated and unaffiliated Service Organizations for the sale and distribution of shares of the Fund or for these other services to the Fund and shareholders. These payments would be in addition to the Fund payments described in this Prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Service Organization, or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as "revenue sharing" payments. In some circumstances, these revenue sharing payments may create an incentive for a Service Organization, its employees or associated persons to recommend or sell shares of the Fund to you. Please contact your Service Organization for details about payments it may receive from the Fund or from BlackRock, the Distributor or their affiliates. For more information, see the SAI.

Selling Shares

Authorized qualified employee benefit plan participants may redeem R Shares in accordance with the procedures applicable to their plan accounts. These procedures will vary according to the type of account and the plan involved and customers should consult their account managers in this regard. Authorized qualified employee benefit plans are responsible for transmitting redemption orders to PFPC and crediting their customers' accounts with redemption proceeds on a timely basis.

Authorized qualified employee benefit plans may place redemption orders by telephoning (800) 441-7762. Shares are redeemed at the NAV per share next determined after receipt of the redemption order minus any applicable redemption fee. See "Market Timing and Redemption Fees" below. The Fund, its administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures.

Payment for redeemed shares for which a redemption order is received before 4 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming plan on the next business day, provided that the funds' custodian is also

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open for business. Payment for redemption orders received after 4 p.m. (Eastern time) or on a day when the funds' custodian is closed is normally wired in Federal funds on the next business day following redemption on which the funds' custodian is open for business. The Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of the Fund, an earlier payment could adversely affect a fund. No charge for wiring redemption payments is imposed by the Fund, although plans may charge their customer accounts for redemption services. Information relating to such redemption services and charges, if any, should be obtained by customers from their plans.

During periods of substantial economic market change telephone redemptions may be difficult to complete. Redemption requests may also be mailed to BlackRock Funds, c/o PFPC Inc., P.O. Box 9819, Providence, RI 02940.

The Fund is not responsible for the efficiency of the Federal wire system or the shareholder's firm or bank. The Fund does not currently charge for wire transfers. The shareholder is responsible for any charges imposed by the shareholder's bank. To change the name of the single, designated bank account to receive wire redemption proceeds, it is necessary to send a written request to BlackRock Funds, c/o PFPC Inc., P.O. Box 9819, Providence, RI 02940.

The Fund may refuse a telephone redemption request if it believes it is advisable to do so.

Market Timing and Redemption Fees

The Board of Trustees of the Fund has determined that the interests of long-term shareholders and the Fund's ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations—also known as "market timing." The funds are not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege for Investor, Institutional and R Shares is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of a fund and its shareholders. For example, large flows of cash into and out of a fund may require the

44

management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve the fund's investment goal. Frequent trading may cause a fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce a fund's performance.

A fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of the fund's portfolio securities and the determination of the fund's NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling fund shares at a price that does not reflect their true value. A similar risk exists for funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. The Fund will seek to eliminate these opportunities by using fair value pricing, as described in "What Price Per Share Will You Pay?" above.

The Fund discourages market timing and seeks to prevent frequent purchases and sales or exchanges of fund shares that it determines may be detrimental to a fund or long-term shareholders. The Board of Trustees has approved the policies discussed below to seek to deter market timing activity. The Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of fund shares because legitimate strategies, such as asset allocation, dollar cost averaging or similar activities, may result in frequent trading of fund shares. It is not expected that shareholders would be harmed by such legitimate activities.

If, as a result of its own investigation, information provided by a financial intermediary or other third party, or otherwise, the Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If the Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and the Fund will not be responsible for any losses you therefore may suffer. In addition, any redemptions or exchanges that you make (as a result of the activity described above or otherwise) will be subject to any and all redemption fees, as described below. For transactions placed directly with the Fund, the Fund may consider the trading history

45

of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Fund. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide the Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated are not known by the Fund. While the Fund monitors for market timing activity, the Fund may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the funds. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a financial intermediary is determined by the Fund to be engaged in market timing or other improper trading activity, the Fund's distributor may terminate such financial intermediary's agreement with the distributor, suspend such financial intermediary's trading privileges or take other appropriate actions.

Each of the Fund's High Yield Bond, International Bond, Aurora, Small/Mid-Cap Growth, Small Cap Value Equity, Small Cap Core Equity, Small Cap Growth Equity, Health Sciences Opportunities, Global Science & Technology Opportunities, Global Resources, All-Cap Global Resources, U.S. Opportunities, Global Opportunities and International Opportunities Portfolios will automatically assess and retain a fee of 2% of the current NAV, after excluding the effect of any contingent deferred sales charges, of shares being redeemed or exchanged within 30 days of acquisition (other than those acquired through reinvestment of dividends or other distributions). A new 30-day period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Portfolio A are exchanged for shares of Portfolio B 20 days after the purchase of the Portfolio A shares, followed in 20 days by an exchange of the Portfolio B shares for shares of Portfolio C, will be subject to two redemption fees (one on each exchange).

The redemption fee is for the benefit of the remaining shareholders of a fund and is intended to encourage long-term investment, to compensate for transaction and other expenses

46

caused by early redemptions and exchanges, and to facilitate portfolio management. The "first-in, first-out" method is used to determine the holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. The Fund sells shares to some 401(k) plans, 403(b) plans, bank or trust company accounts, and accounts of certain financial institutions or intermediaries that do not apply the redemption fee to underlying shareholders, often because of administrative or systems limitations. From time to time, with the approval of the Fund, the redemption fee will not be assessed on redemptions or exchanges by: (i) accounts of asset allocation programs or wrap programs whose trading practices are determined by the Fund not to be detrimental to a fund or long-term shareholders (e.g., model driven programs with periodic automatic portfolio rebalancing that prohibit participant-directed trading and other programs with similar characteristics); (ii) accounts of shareholders who have died or become disabled; (iii) shareholders redeeming or exchanging shares through the Fund's Systematic Withdrawal Plan, Systematic Exchange Plan or in connection with required distributions from an IRA, 401(k) plan, 403(b) plan, or any other Internal Revenue Code Section 401 qualified employee benefit plan or account, or distribution from a 529 plan; (iv) shareholders executing rollovers of current investments in the Fund through qualified employee benefit plans; and (v) certain other accounts in the absolute discretion of the Fund when the redemption fee is de minimis or a shareholder can demonstrate hardship. The Fund reserves the right to modify or eliminate these waivers at any time.

There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

The Fund may from time to time use other methods that it believes are appropriate to deter market timing or other trading activity that may be detrimental to a fund or long-term shareholders.

The Fund's Rights

The Fund may:

■  Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act,

■  Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency

47

conditions described in the Investment Company Act or as described in the third paragraph in the section "Selling Shares" above,

■  Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level, as described below, and

■  Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act.

Accounts with Low Balances

The Fund may redeem a shareholder's account in any fund at any time if the net asset value of the account in such fund falls below the required minimum initial investment as the result of a redemption or an exchange request. The shareholder will be notified in writing that the value of the account is less than the required amount and the shareholder will be allowed 60 days to make additional investments before the redemption is processed.

BlackRock Funds' adviser is BlackRock Advisors, LLC (BlackRock). BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 100 Bellevue Parkway, Wilmington, DE 19809. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with approximately $1.125 trillion of assets under management as of December 31, 2006. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc., and Merrill Lynch & Co., Inc. BlackRock Financial Management, Inc. (BFM), an affiliate of BlackRock located at 40 E. 52nd Street, New York, NY 10022, acts as sub-adviser to the funds.

Management

For their investment advisory and sub-advisory services, BlackRock and BFM, as applicable, are entitled to fees computed daily on a fund-by-fund basis and payable monthly. For the fiscal year ended September 30, 2006, the aggregate advisory fees paid by the funds to BlackRock, as a percentage of average daily net assets, were:

Total Return II	0.28%
Total Return	0.24%
Government Income	0.28%
High Yield Bond	0.38%

48

The maximum annual advisory fees that can be paid to BlackRock (as a percentage of average daily net assets) are as follows:

Total Annual Advisory Fee (Before Waivers)

AVG. DAILY NET. ASSETS	INVESTMENT ADVISORY FEE
first $1 billion	0.500%
$1 billion—$2 billion	0.450%
$2 billion—$3 billion	0.425%
greater than $3 billion	0.400%

A discussion regarding the basis for the Board of Trustees of the Fund approving the Fund's investment advisory contracts is available in the Fund's semi-annual report to shareholders.

Information about the portfolio manager for each of the funds is presented in the appropriate fund section.

As discussed above, with respect to the Total Return Portfolio and the Total Return Portfolio II, BlackRock has agreed contractually to cap net expenses (excluding (i) interest, taxes, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by a fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, a fund's investments; and (iv) other extraordinary expenses not incurred in the ordinary course of a fund's business, if any) of each share class of each fund at the levels shown in each fund's expense table.

To achieve this cap, BlackRock and the Fund have entered into an expense limitation agreement. The agreement sets a limit on certain of the operating expenses of each class of shares and requires BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit.

If within two years following a waiver or reimbursement, the operating expenses of a share class that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that share class, the share class is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the fund of which the share class is a part has more than $50 million in assets, (2) BlackRock or an affiliate serves as the fund's investment adviser or administrator and (3) the Board of Trustees of the Fund has approved in advance the payments to BlackRock at the previous quarterly meeting of the Board.

IMPORTANT DEFINITIONS

Adviser: The adviser of a mutual fund is responsible for the overall investment management of the fund. The adviser for BlackRock Funds is BlackRock Advisors, LLC.

Sub-Adviser: The sub-adviser of a fund is responsible for its day-to-day management and will generally make all buy and sell decisions. Sub-advisers also provide research and credit analysis. The sub-adviser for all the funds BlackRock Financial Management, Inc.

49

Conflicts of Interest

The investment activities of BlackRock and its affiliates (including, for these purposes, Merrill Lynch & Co., Inc., BlackRock, Inc., The PNC Financial Services Group, Inc. and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively with BlackRock, the Affiliates)) in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock provides investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the funds. BlackRock and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more Affiliates act or may act as an investor, investment banker, research provider, investment manager, financer, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in the global fixed income, currency, commodity, equity and other markets in which the funds directly and indirectly invest. Thus, it is likely that the funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate performs or seeks to perform investment banking or other services. One or more Affiliates may engage in proprietary trading and advise accounts and mutual funds that have investment objectives similar to those of the funds and/or that engage in and compete for transactions in the same types of securities, currencies and instruments as the funds. The trading activities of these Affiliates are carried out without reference to positions held directly or indirectly by the funds and may result in an Affiliate having positions that are adverse to those of the funds. No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the funds. As a result, an Affiliate may compete with the funds for appropriate investment opportunities. The results of the funds' investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the funds could sustain losses during periods in which one or more Affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the funds may, from time to time, enter into

50

transactions in which an Affiliate or its other clients have an adverse interest. Furthermore, transactions undertaken by an Affiliate or Affiliate-advised clients may adversely impact the funds. Transactions by one or more Affiliate-advised clients or BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the funds. The funds' activities may be limited because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. In addition, the funds may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. The funds also may invest in securities of companies for which an Affiliate provides or may some day provide research coverage. An Affiliate may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the funds or who engage in transactions with or for the funds. The funds may also make brokerage and other payments to an Affiliate in connection with the funds' portfolio investment transactions.

Under a securities lending program approved by the Fund's Board of Trustees, the Fund has retained an Affiliate of BlackRock to serve as the securities lending agent for the funds to the extent that a fund participates in the securities lending program. For these services, the lending agent may receive a fee from the funds, including a fee based on the returns earned on the funds' investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the funds may lend its portfolio securities under the securities lending program.

The activities of BlackRock or its Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.

Dividends and Distributions

BlackRock Funds makes two kinds of distributions to share- holders: net investment income and net realized capital gains. Distributions of net investment income derived by a fund are paid

51

within 10 days after the end of each month. The Fund's Board of Trustees may change the timing of such dividend payments.

Net realized capital gains (including net short-term capital gains), if any, will be distributed by a fund at least annually at a date determined by the Fund's Board of Trustees.

Your distributions will be reinvested at net asset value in new shares of the same class of the fund unless you instruct PFPC in writing to pay them in cash. There are no sales charges on these reinvestments.

If you invest in a fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as "buying a dividend." Distributions that are declared in October, November or December, but paid in January are taxable as if they were paid in December.

Taxation of Distributions

Distributions paid out of a fund's "net capital gain" will be taxed to shareholders as long-term capital gain, regardless of how long a shareholder has owned shares. Distributions of net investment income and net short-term capital gains will generally be taxed to shareholders as ordinary dividend income. However, individual shareholders who satisfy certain holding period requirements and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to "qualified dividend income" received by the fund. "Qualified dividend income" generally consists of dividends received from U.S. corporations (other than dividends from tax exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations.

Dividends paid with respect to interest on securities issued by the U.S. Government and its agencies may also be exempt from some types of state and local taxes.

Your annual tax statement from the Fund will present in detail the tax status of your distributions for each year.

When you sell your shares of a fund, you may realize a capital gain or loss. Use of the exchange privilege also will be treated as a

52

taxable event because it will be deemed a redemption and subsequent purchase of the shares involved. Therefore, use of the exchange privilege may be subject to federal, state and local income tax.

If you do not provide a fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

Non-U.S. investors may be subject to U.S. withholding and/or estate tax, and will be subject to special U.S. tax certification requirements. Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax adviser about federal, state and local tax consequences of owning shares of the Fund.

Exchange Privilege

Once you are a shareholder, you have the right to exchange R Shares from one BlackRock fund to R Shares of another to meet your changing financial needs. Please note that you can exchange only into a share class and fund that are offered to your employee benefit plan and that are open to new investors, unless you have a current account in a fund that is offered to your employee plan but that is closed to new investors.

You can exchange $1,000 or more from one BlackRock fund into another. R Shares of each fund may be exchanged for shares of the same class of other funds which offer that class of shares, based on their respective net asset values. (You can exchange less than $1,000 if you already have an account in the fund into which you are exchanging.) For Federal income tax purposes a share exchange is a taxable event and a capital gain or loss may be realized. Please consult your tax or other financial adviser before making an exchange request.

There are several ways to make an exchange: you may call the Fund at (800) 441-7762 and speak with one of our representatives, make the exchange via the Internet by accessing your account online, or you may send a written request to us at BlackRock Funds c/o PFPC Inc., P.O. Box 9819, Providence, RI 02940-8019.

53

Please note, if you indicated on your New Account Application that you did not want the Telephone Exchange Privilege, you will not be able to place exchanges via the telephone until you update this option either in writing or by calling our Service Center. The Fund has the right to reject any telephone request for any reason.

The Fund may suspend or terminate your exchange privilege at any time for any reason, including if the Fund believes, in its sole discretion, that you are engaging in market timing activities. See "Market Timing and Redemption Fees" above.

The Fund reserves the right to modify, limit the use of, or terminate the exchange privilege at any time for any reason.

Retirement Plans

Shares may be purchased in conjunction with individual retirement accounts (IRAs), rollover IRAs and 403(b) plans where PNC Bank or any of its affiliates acts as custodian. For more information about applications or annual fees, please contact BlackRock Funds c/o PFPC Inc., at P.O. Box 9819, Providence, Rhode Island 02940-8019, or call (800) 441-7762. Investors will be charged an annual fee of $15 for all of the IRA and 403(b) accounts they have under their Social Security number (therefore if you own a 403(b) account, a Roth IRA, a Traditional IRA and a Rollover IRA, you would only be charged one $15 fee). In addition, 403(b) accounts will be charged a separate loan application/processing fee of $25. To determine if you are eligible for an IRA or 403(b) plan and whether an IRA or 403(b) plan is appropriate for you, you should consult with a tax adviser.

Statements

Every shareholder automatically receives quarterly account statements. In addition, for tax purposes, shareholders also receive a yearly statement describing the characteristics of any dividends or other distributions received.

Important Notice Regarding Delivery of Shareholder Documents

The funds deliver only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements to shareholders with multiple accounts at the same address. This practice is known as "householding" and is intended to eliminate duplicate mailings and reduce expenses. Mailings of

54

your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Electronic Access to Annual Reports, Semi-Annual Reports and Prospectuses

Electronic copies of most financial reports and prospectuses are available on the Fund's website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1) Access the BlackRock website at http://www.blackrock.com/edelivery

2) Log into your account

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, Clients) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

55

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

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For more information

This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Fund is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports

These reports contain additional information about each of the funds' investments. The annual report describes the funds' performance, lists portfolio holdings, and discusses recent market conditions, economic trends and fund investment strategies that significantly affected the funds' performance for the last fiscal year.

Statement of Additional Information (SAI)

A Statement of Additional Information, dated January 31, 2007, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the Fund, may be obtained free of charge, along with the Fund's annual and semi-annual reports, by calling (800) 441-7762. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus.

BlackRock Investor Services

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:00 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 441-7762.

An investor in any fund can call the National TTY Relay Number at (800) 688-4889 with his or her TTY machine. A Relay agent will assist the investor with all inquiries made to a Shareholder Account Service Representative.

Purchases and Redemptions

Call your registered representative or (800) 441-7762.

World Wide Web

Access general fund information and specific fund performance, including SAI and annual/semi-annual reports, free of charge. Request mutual fund prospectuses and literature. Forward mutual fund inquiries. www.blackrock.com/funds

Written Correspondence

BlackRock Funds
c/o PFPC Inc.
PO Box 9819
Providence, RI 02940-8019

Overnight Mail

BlackRock Funds
c/o PFPC Inc.
101 Sabin Street
Pawtucket, RI 02860

Internal Wholesalers/Broker Dealer Support

Available to support investment professionals 8:30 a.m. to 6:00 p.m. (Eastern time), Monday - Friday. Call: (800) 882-0052.

Portfolio Characteristics and Holdings

A description of the Funds' policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 882-0052.

Securities and Exchange Commission

You may also view and copy public information about the Fund, including the SAI, by visiting the EDGAR database on the SEC Web site (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC directly at (202) 551-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549.

INVESTMENT COMPANY ACT FILE NO. 811-05742

PRO-BD-R 07

ALTERNATIVES BLACKROCK SOLUTIONS EQUITIES FIXED INCOME LIQUIDITY REAL ESTATE

BlackRock Funds
Bond Portfolios

Investor A1, B1, B2, C1 and C2 Shares

Prospectus

January 31, 2007

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

Low Duration Bond

Government Income

High Yield Bond

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of

Contents

How to Find the Information You Need	How to Find the Information You Need	1

	THE BLACKROCK BOND PORTFOLIOS

	Low Duration Bond	2

	Government Income	15

	High Yield Bond	25

About Your Investment	How to Buy/Sell Shares	37

	Dividends/Distributions/Taxes	58

	Services for Shareholders	61

How to Find the

Information You Need

About BlackRock Funds

This is the BlackRock Bond Portfolios Prospectus. It has been written to provide you with the information you need to make an informed decision about whether to invest in BlackRock Funds (the Fund). The Fund's investment adviser is BlackRock Advisors, LLC (BlackRock).

This Prospectus contains information on 3 of the BlackRock Bond funds. The Prospectus has been organized so that each fund has its own short section. Simply turn to the section for any particular fund to read about important fund facts. Also included are sections that tell you about buying and selling shares, certain fees and expenses, shareholder features of the funds and your rights as a shareholder. These sections apply to all the funds.

If you have questions after reading the Prospectus, ask your registered representative for assistance. Your investment professional has been trained to help you decide which investments are right for you.

The funds' Investor A1, Investor B1, Investor B2, Investor C1 and Investor C2 share classes are not continuously offered. Additional shares will be issued to satisfy dividend and capital gain reinvestments and may be sold to certain qualified employee benefit plans.

1

BlackRock

Low Duration Bond Portfolio

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Investment Goal

The fund seeks to realize a rate of return that exceeds the total return of the Merrill Lynch 1-3 Year Treasury Index (the benchmark).

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in investment grade bonds and maintains an average portfolio duration that is within ±20% of the duration of the benchmark.

The management team evaluates sectors of the bond market and individual securities within these sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the benchmark.

The fund may also invest up to 5% of its assets in non-investment grade bonds (high yield or junk bonds) or convertible securities with a minimum rating of B and up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Split rated bonds will be considered to have the higher credit rating. The fund's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

If a security's rating falls below B, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another type of interest or currency in

2

the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. From time to time, the fund will use derivatives for leverage purposes, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit

IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

High Yield Bonds: Sometimes referred to as "junk bonds", these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Merrill Lynch 1-3 Year Treasury Index: An unmanaged index comprised of Treasury securities with maturities from 1 to 2.99 years.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

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additional volatility and may lose value. This is known as extension risk. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. The fund's investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice

4

versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

The fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

The fund may invest in non-investment grade or "high yield" fixed income or convertible securities commonly known to investors as "junk bonds." The fund may not invest more than 5% of its assets in high yield securities and all such securities must be rated B or higher at the time of purchase by at least one major rating agency.

5

A B rating generally indicates that while the issuer can currently make its interest and principal payments, it probably will not be able to do so in times of financial difficulty. Non-investment grade securities carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time.

The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market values may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder. During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also impact the market for lower-rated securities and the fund. Also, the market for high yield securities is not as liquid as the market for higher rated securities. This means that it may be harder to buy and sell high yield securities, especially on short notice, and high yield securities may be more difficult for the fund to value accurately than higher rated securities. The market for high yield securities could also be impacted by legal or tax changes.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

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Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Investor A1 shares (in the chart) and Investor A1, B1, B2, C1 and C2 Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund.

The table compares the fund's performance to that of the Merrill Lynch 1-3 Year Treasury Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

The performance of Investor A1, B1, B2, C1 and C2 Shares for the period before they were launched is based on the performance of Institutional Shares adjusted to reflect the class specific fees applicable to Investor A1, B1, B2, C1 and C2 Shares, respectively, at the time of such share class's launch. This information may be considered when assessing the fund's performance, but does not represent the actual performance of these share classes.

As of 12/31  Investor A1 Shares

ANNUAL TOTAL RETURNS*

Low Duration Bond

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These returns assume payment of applicable sales charges.

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
Low Duration Bond; Inv A1
Return Before Taxes	2.69%	2.53%	4.42%	07/17/92
Return After Taxes on Distributions	1.27%	1.32%	2.61%
Return After Taxes on Distributions and Sale of Shares	1.73%	1.44%	2.65%
Investor B1
Return Before Taxes	-0.95%	1.69%	3.83%	07/17/92
Investor B2
Return Before Taxes	2.40%	2.40%	4.20%	07/17/92
Investor C1
Return Before Taxes	2.11%	2.03%	3.80%
Investor C2
Return Before Taxes	2.40%	2.40%	4.20%
ML 1-3 Yr. Treasury (Reflects no deduction for fees, expenses or taxes)	3.96%	2.82%	4.69%	N/A

  *  The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC.

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Investor B and C Shares will vary.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A1, B1, B2, C1 and C2 Shares of the fund.

Shareholder Fees

(Fees paid directly from your investment)

	A1 Shares	B1 Shares	B2 Shares	C1 Shares	C2 Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	1.0%	0.0%	0.0%	0.0%	0.0%
Maximum Deferred Sales Charge (Load) (as percentage of offering price)	0.0%	4.0%*	1.0%**	1.0%***	1.0%***

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Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

	A1 Shares	B1 Shares	B2 Shares	C1 Shares	C2 Shares
Advisory fees	.49%	.49%	.49%	.49%	.49%
Distribution (12b-1) fees	– –%	.50%	.30%	.55%	.30%
Interest expenses	.01%	.01%	.01%	.01%	.01%
Other expenses****	.60%	.73%	1.24%	.58%	.56%
Service fees	.10%	.25%	.10%	.25%	.10%
Other	.50%	.48%	1.14%	.33%	.46%
Acquired fund fees and expenses[1]	– –%	– –%	– –%	– –%	– –%
Total annual fund operating expenses[2]	1.10%	1.73%	2.04%	1.63%	1.36%

  *  The CDSC is 4.00% if shares are redeemed within two years. The CDSC for Investor B1 Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on Investor B1 Shares. (See the section "Purchase of Investor B1 Shares" for complete schedule of CDSCs.)

  **  The CDSC is 1.00% if shares are redeemed within one year. The CDSC for Investor B2 Shares decreases for redemptions made in subsequent years. After three years there is no CDSC on Investor B2 Shares. (See the section "Purchase of Investor B2 Shares" for complete schedule of CDSCs.)

  ***  There is no CDSC after one year.

  ****  Investor A1, B1, B2, C1 and C2 Shares are newly created and, accordingly, "Other expenses" are based on estimated amounts for the current fiscal year.

  1  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  2  BlackRock has agreed to voluntarily waive or reimburse certain fees or expenses. After taking into account these voluntary waivers or reimbursements, the net expenses for Investor A1 Shares of the fund are estimated to be 0.62% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses), for Investor B1 Shares of the fund are estimated to be 1.29% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses), for Investor B2 Shares of the fund are estimated to be 0.94% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses), for Investor C1 Shares of the fund are estimated to be 1.33% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) and for Investor C2 Shares of the fund are estimated to be 0.94% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses). The voluntary waiver or reimbursement may be reduced or discontinued at any time; however, BlackRock has agreed not to reduce or discontinue this waiver or reimbursement for a period of two years after the closing of the Reorganization unless approved by the trustees of the Fund, including a majority of the non-interested trustees.

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund's distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

9

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to Investor B1, B2, C1 and C2 Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
A1 Shares*	$310	$446
B1 Shares**
Redemption	$576	$845
B1 Shares
No Redemption	$176	$545
B2 Shares**
Redemption	$307	$665
B2 Shares
No Redemption	$207	$640
C1 Shares**
Redemption	$266	$514
C1 Shares
No Redemption	$166	$514
C2 Shares**
Redemption	$238	$431
C2 Shares
No Redemption	$138	$431

  *  Reflects imposition of sales charge.

  **  Reflects deduction of CDSC.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with five separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A1 Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B1, B2, C1 and C2 Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your Shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy Investor A1 Shares than Investor B1, B2, C1 or C2 Shares.

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Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Scott Amero, Managing Director of BFM since 1990, Keith Anderson, Managing Director of BFM since 1988 and Vice Chairman since 2006, and Todd Kopstein, Managing Director of BFM since 2003.

Mr. Amero is co-head of BlackRock's fixed income portfolio management team, a member of the Management Committee and co-chair of the Fixed Income Investment Strategy Group. Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. He is also the head of global fixed income research.

Mr. Anderson is responsible for global fixed income strategy, asset allocation and the overall management of client portfolios. In this capacity, he coordinates BlackRock's team of portfolio managers and credit analysts who specialize in the government, agency, corporate and mortgage sectors and sub-sectors, worldwide. He is the Global Chief Investment Officer for Fixed Income, a member of BlackRock's Management and Executive Committees and Chairman of the Investment Strategy Group.

With BlackRock since 1994, Mr. Kopstein is a member of the Investment Strategy Group and his primary responsibility is managing total return portfolios, with a sector emphasis on short duration securities.

Mr. Amero and Mr. Anderson have been members of the team managing the fund since 1992, and Mr. Kopstein since 1998. Mr. Amero has been a portfolio co-manager since inception, Mr. Anderson since 1999 and Mr. Kopstein since January 2003.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

11

Financial Highlights

Since Investor A1, B1, B2, C1 and C2 Shares of the fund had no performance history as of September 30, 2006, the financial information below shows the fund's financial performance for the periods indicated for Investor A, B and C Shares of the fund. Although Investor A, B and C Shares are not offered in this Prospectus, the Investor A, B and C Shares would have substantially similar performance as the Investor A1, B1, B2, C1 and C2 Shares offered in this Prospectus because the Investor A, B and C Shares and the Investor A1, B1, B2, C1 and C2 Shares are invested in the same portfolio of securities and performance would differ only to the extent that the Investor A, B and C Shares and the Investor A1, B1, B2, C1 and C2 Shares do not have the same expenses. Investor A1, B1, B2, C1 and C2 Shares of the fund are estimated to have expenses of .62%, 1.29%, .94%, 1.33% and .94%, respectively, of average daily net assets (after waivers and reimbursements) for the current fiscal year. Investor A, B and C Shares of the fund are expected to have expenses of .81%, 1.56%, and 1.56%, respectively, of average daily net assets (after waivers and reimbursements) for the current fiscal year. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

12

FINANCIAL HIGHLIGHTS

(For an Investor A, B or C Share Outstanding Throughout Each Period)

Low Duration Bond Portfolio

	INVESTOR A SHARES					INVESTOR B SHARES
	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$9.93	$10.10	$10.24	$10.26	$10.21	$9.93	$10.09	$10.23	$10.25	$10.21
Income from investment operations
Net investment income	0.35 [2]	0.28 [2]	0.18 [2]	0.21	0.36	0.28 [2]	0.21 [2]	0.10 [2]	0.15	0.29
Net gain (loss) on investments (both realized and unrealized)	(0.04)	(0.17)	(0.12)	0.04	0.13	(0.05)	(0.17)	(0.11)	0.03	0.12
Total from investment operations	0.31	0.11	0.06	0.25	0.49	0.23	0.04	(0.01)	0.18	0.41
Less distributions
Distributions from net investment income	(0.37)	(0.28)	(0.16)	(0.26)	(0.39)	(0.29)	(0.20)	(0.09)	(0.19)	(0.32)
Distributions from net realized gains	– –	– –	(0.04)	(0.01)	(0.05)	– –	– –	(0.04)	(0.01)	(0.05)
Total distributions	(0.37)	(0.28)	(0.20)	(0.27)	(0.44)	(0.29)	(0.20)	(0.13)	(0.20)	(0.37)
Redemption fees added to paid-in capital	– –	– – [3]	– –	– –	– –	– –	– – [3]	– –	– –	– –
Net asset value at end of period	$9.87	$9.93	$10.10	$10.24	$10.26	$9.87	$9.93	$10.09	$10.23	$10.25
Total return[4]	3.18%	1.07%[5]	0.69%	2.47%	4.93%	2.41%	0.41%[5]	(0.06)%	1.70%	4.05%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$72,077	$75,652	$87,317	$102,047	$69,211	$31,938	$45,942	$66,253	$83,937	$53,087
Ratios of expenses to average net assets
Net expenses	0.82%	0.81%	0.88%	0.90%	1.02%	1.57%	1.56%	1.63%	1.65%	1.77%
Net expenses (excluding interest expense)	0.81%	0.81%	0.88%	0.90%	1.02%	1.56%	1.56%	1.63%	1.65%	1.77%
Total expenses	1.19%	1.15%	1.27%	1.20%	1.27%	1.86%	1.81%	1.92%	1.95%	2.02%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	3.58%	2.81%	1.74%	1.91%	3.18%	2.83%	2.06%	1.00%	1.17%	2.48%
Before advisory/administration and other fee waivers	3.21%	2.47%	1.35%	1.61%	2.93%	2.54%	1.81%	0.71%	0.87%	2.23%
Portfolio turnover rate	72%	127%	216%	195%	195%	72%	127%	216%	195%	195%

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Continued

FINANCIAL HIGHLIGHTS

(For an Investor A, B or C Share Outstanding Throughout Each Period)

Low Duration Bond Portfolio

	INVESTOR C SHARES
	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$9.93	$10.09	$10.23	$10.25	$10.21
Income from investment operations
Net investment income	0.28 [2]	0.21 [2]	0.10 [2]	0.15	0.30
Net gain (loss) on investments (both realized and unrealized)	(0.05)	(0.17)	(0.11)	0.03	0.11
Total from investment operations	0.23	0.04	(0.01)	0.18	0.41
Less distributions
Distributions from net investment income	(0.29)	(0.20)	(0.09)	(0.19)	(0.32)
Distributions from net realized gains	– –	– –	(0.04)	(0.01)	(0.05)
Total distributions	(0.29)	(0.20)	(0.13)	(0.20)	(0.37)
Redemption fees added to paid-in capital	– –	– – [3]	– –	– –	– –
Net asset value at end of period	$9.87	$9.93	$10.09	$10.23	$10.25
Total return[4]	2.42%	0.41%[5]	(0.06)%	1.70%	4.05%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$50,065	$72,085	$124,548	$198,234	$118,851
Ratios of expenses to average net assets
Net expenses	1.57%	1.57%	1.63%	1.65%	1.77%
Net expenses (excluding interest expense)	1.56%	1.57%	1.63%	1.65%	1.77%
Total expenses	1.84%	1.81%	1.93%	1.95%	2.00%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	2.84%	2.06%	0.98%	1.16%	2.30%
Before advisory/administration and other fee waivers	2.57%	1.82%	0.69%	0.86%	2.05%
Portfolio turnover rate	72%	127%	216%	195%	195%

1  Audited by other auditors.

2  Calculated using the average shares outstanding method.

4  Redemption fees added to paid-in capital are less than $0.005 per share.

5  Neither front-end sales load nor contingent deferred sales load is reflected.

6  Redemption fee of 2.00% is reflected in total return calculation. There was no impact to the return.

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BlackRock

Government Income Portfolio

Investment Goal

The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in the highest rated government and agency bonds in the ten to fifteen year maturity range and in mortgages guaranteed by the U.S. Government or its agencies. The fund normally invests at least 80% of its assets in bonds issued or guaranteed by the U.S. Government and its agencies. Securities purchased by the fund are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

The management team evaluates sectors of the bond market and individual securities within those sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against a customized weighted index comprised of the returns of the Lehman Brothers Mortgage-Backed Securities Index (50%) and the Merrill Lynch 10-Year Treasury Index (50%) (the benchmark).

If a security falls below the highest rating category, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

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IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Lehman Brothers Mortgage-Backed Securities Index: An index that includes the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC) that meet the maturity and liquidity criteria.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Merrill Lynch 10-Year Treasury Index: A one-security index consisting of the current "on-the-run" 10-year issue.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest with another party for that other party's obligation to pay or its right to receive another type of interest in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

A main risk of investing in the fund is interest rate risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below recent historical average rates. This decline may have increased the risk that these rates will rise in the future.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does

16

price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (GNMA) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA securities also are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC) are solely the obligations of FNMA or FHLMC, as the case may be, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting

17

inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

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Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Investor B1 shares (in the chart) and Investor B1 and C1 Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of a customized weighted index comprised of the returns of the Lehman Brothers Mortgage-Backed Securities Index (50%) and the Merrill Lynch 10-Year Treasury Index (50%), recognized unmanaged indices of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

The performance of Investor B1 and C1 Shares for the period before they were launched is based on the performance of Investor A Shares adjusted to reflect the class specific fees applicable to Investor B1 and C1 Shares, respectively, at the time of such share class's launch. This information may be considered when assessing the fund's performance, but does not represent the actual performance of these share classes.

As of 12/31  Investor B1 Shares

ANNUAL TOTAL RETURNS*

Government Income

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These returns assume payment of applicable sales charges.

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
Government Income; Inv B1
Return Before Taxes	-1.43%	4.07%	5.69%	10/03/94
Return After Taxes on Distributions	-2.85%	2.45%	3.52%
Return After Taxes on Distributions and Sale of Shares	-0.95%	2.53%	3.53%
Investor C1
Return Before Taxes	1.48%	4.35%	5.63%	10/03/94
50% Lehman Brothers Mtg./50% 10-Yr. Tsy. (Reflects no deduction for fees, expenses or taxes)	3.27%	4.82%	5.94%	N/A

  *  The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions.

     Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor B Shares only, and the after-tax returns for Investor C Shares will vary.

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Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor B1 and C1 Shares of the fund.

Shareholder Fees

(Fees paid directly from your investment)

	B1 Shares		C1 Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	0.0%		0.0%
Maximum Deferred Sales Charge (Load) (as percentage of offering price)	4.0	%*	1.0	%**

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

	B1 Shares	C1 Shares
Advisory fees	.50%	.50%
Distribution (12b-1) fees	.50%	.55%
Other expenses[1]	.75%	.76%
Service fees	.25%	.25%
Other	.50%	.51%
Acquired fund fees and expenses[2]	– –%	– –%
Total annual fund operating expenses[3]	1.75%	1.81%

  *  The CDSC is 4.00% if shares are redeemed within two years. The CDSC for Investor B1 Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on Investor B1 Shares. (See the section "Purchase of Investor B1 Shares" for complete schedule of CDSCs.)

  **  There is no CDSC after one year.

  1  Investor B1 and C1 Shares are newly created and, accordingly, "Other expenses" are based on estimated amounts for the current fiscal year.

  2  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  3  BlackRock has agreed to voluntarily waive or reimburse certain fees or expenses. After taking into account these voluntary waivers or reimbursements, the net expenses for Investor B1 Shares of the fund are estimated to be 1.47% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) and for Investor C1 Shares of the fund are estimated to be 1.53% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses). The voluntary waiver or reimbursement may be reduced or discontinued at any time; however, BlackRock has agreed not to reduce or discontinue this waiver or reimbursement for a period of two years after the closing of the Reorganization unless approved by the trustees of the Fund, including a majority of the non-interested trustees.

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund's distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

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Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
B1 Shares*
Redemption	$578	$851
B1 Shares
No Redemption	$178	$551
C1 Shares*
Redemption	$284	$569
C1 Shares
No Redemption	$184	$569

  *  Reflects deduction of CDSC.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with two separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor B1 Shares) you pay a higher contingent deferred sales charge (CDSC) but lower on-going fees than with the other option (Investor C1 Shares). Which option should you choose? It depends on your individual circumstances. You should know that the lower CDSC won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy Investor B1 Shares than C1 Shares.

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Andrew J. Phillips, Managing Director of BFM since 1999, and Eric Pellicciaro, Managing Director of BFM since 2005.

Mr. Phillips is a member of the Investment Strategy Group and his primary responsibility is the consistent implementation of investment strategies across all total return accounts, with a sector emphasis on mortgage securities.

Mr. Pellicciaro is a member of the Investment Strategy Group and the lead mortgage sector specialist. His primary responsibility is

22

managing client portfolios, with a sector emphasis on fixed-rate mortgage securities, including pass-throughs and CMOs. Mr. Pellicciaro started his career in the Financial Modeling Group at BlackRock in 1996, and joined the Fixed Income Portfolio Management Group in 1999.

Mr. Phillips has been a member of the team managing the fund since 1995 and Mr. Pellicciaro since 1999. Mr. Phillips has been a portfolio co-manager of the fund since 1999 and Mr. Pellicciaro since April 2004.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

Financial Highlights

Since Investor B1 and C1 Shares of the fund had no performance history as of September 30, 2006, the financial information below shows the fund's financial performance for the periods indicated for Investor B and C Shares of the fund. Although Investor B and C Shares are not offered in this Prospectus, the Investor B and C Shares would have substantially similar performance as the Investor B1 and C1 Shares offered in this Prospectus because the Investor B and C Shares and the Investor B1 and C1 Shares are invested in the same portfolio of securities and performance would differ only to the extent that the Investor B and C Shares and the Investor B1 and C1 Shares do not have the same expenses. Investor B1 and C1 Shares of the fund are estimated to have expenses of 1.47% and 1.53%, respectively, of average daily net assets (after waivers and reimbursements) for the current fiscal year. Investor B and C Shares of the fund are expected to have expenses of 1.79%, and 1.65%, respectively, of average daily net assets (after waivers and reimbursements) for the current fiscal year. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

23

FINANCIAL HIGHLIGHTS

(For an Investor B or C Share Outstanding Throughout Each Period)

Government Income Portfolio

	INVESTOR B SHARES
	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$10.91	$11.18	$11.33	$11.40	$10.98
Income from investment operations
Net investment income	0.36 [2]	0.35 [2]	0.31 [2]	0.30 [2]	0.39 [2]
Net gain (loss) on investments (both realized and unrealized)	(0.18)	(0.21)	(0.03)	0.10	0.73
Total from investment operations	0.18	0.14	0.28	0.40	1.12
Less distributions
Distributions from net investment income	(0.34)	(0.39)	(0.27)	(0.38)	(0.43)
Distributions from capital	– –	(0.02)	– –	– –	– –
Distributions from net realized gains	– –	– –	(0.16)	(0.09)	(0.27)
Total distributions	(0.34)	(0.41)	(0.43)	(0.47)	(0.70)
Net asset value at end of period	$10.75	$10.91	$11.18	$11.33	$11.40
Total return[3]	1.67%	1.25%	2.57%	3.56%	10.74%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$32,098	$42,479	$44,786	$53,897	$48,240
Ratios of expenses to average net assets
Net expenses	1.72%	1.61%	1.73%	1.82%	1.87%
Net expenses (excluding interest expense)	1.72%	1.61%	1.73%	1.82%	1.82%
Total expenses	1.94%	1.90%	2.03%	2.09%	2.17%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	3.37%	3.20%	2.81%	2.62%	3.69%
Before advisory/administration and other fee waivers	3.15%	2.91%	2.51%	2.35%	3.40%
Portfolio turnover rate	551%	662%	345%	1,981%[4]	615%
	INVESTOR C SHARES
	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$10.89	$11.16	$11.31	$11.38	$10.97
Income from investment operations
Net investment income	0.37 [2]	0.35 [2]	0.31 [2]	0.30 [2]	0.36 [2]
Net gain (loss) on investments (both realized and unrealized)	(0.19)	(0.21)	(0.03)	0.10	0.75
Total from investment operations	0.18	0.14	0.28	0.40	1.11
Less distributions
Distributions from net investment income	(0.34)	(0.39)	(0.27)	(0.38)	(0.43)
Distributions from capital	– –	(0.02)	– –	– –	– –
Distributions from net realized gains	– –	– –	(0.16)	(0.09)	(0.27)
Total distributions	(0.34)	(0.41)	(0.43)	(0.47)	(0.70)
Net asset value at end of period	$10.73	$10.89	$11.16	$11.31	$11.38
Total return[3]	1.76%	1.25%	2.57%	3.56%	10.66%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$34,062	$31,840	$26,036	$29,537	$18,378
Ratios of expenses to average net assets
Net expenses	1.63%	1.61%	1.73%	1.82%	1.84%
Net expenses (excluding interest expense)	1.63%	1.61%	1.73%	1.82%	1.81%
Total expenses	1.85%	1.90%	2.03%	2.09%	2.13%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	3.48%	3.19%	2.81%	2.61%	3.42%
Before advisory/administration and other fee waivers	3.26%	2.90%	2.51%	2.34%	3.13%
Portfolio turnover rate	551%	662%	345%	1,981%[4]	615%

1  Audited by other auditors.

2  Calculated using the average shares outstanding method.

3  Neither front-end sales load nor contingent deferred sales load is reflected.

4  Includes dollar roll transactions, excluding these transactions the portfolio turnover would have been 371%.

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BlackRock

High Yield Bond Portfolio

Investment Goal

The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in non-investment grade bonds with maturities of ten years or less. The fund normally invests at least 80% of its assets in high yield bonds, including convertible and preferred securities. The high yield securities (commonly called "junk bonds") acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor's or Ba or lower by Moody's) or will be determined by the fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. The fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The fund's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

The management team evaluates sectors of the high yield market and individual bonds within these sectors. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return.

To add additional diversification, the management team can invest in a wide range of securities including corporate bonds, mezzanine investments, collateralized bond obligations, bank loans and mortgage-backed and asset-backed securities. The fund can also invest, to the extent consistent with its investment goal, in non-U.S. and emerging market securities and currencies. The fund may invest in securities of any rating, and may invest up to 10% of its assets (measured at the time of investment) in distressed securities that are in default or the issuers of which are in bankruptcy. These securities involve considerable risk and have significant uncertainties regarding the issuer's current or future ability to make interest and principal payments. Typically the management team will invest in distressed securities when it believes they are undervalued.

If a security's rating declines, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bank Loans: The fund may invest in fixed and floating rate loans arranged through private negotiations between a company or a non-U.S. government and one or more financial institutions. The fund considers such investments to be debt securities.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Bond Obligations (CBO): The fund may invest in collateralized bond obligations which are securities backed by a diversified pool of high yield securities.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

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IMPORTANT DEFINITIONS

High Yield Bonds: Sometimes referred to as "junk bonds", these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low-rated issuer.

Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index: An unmanaged index comprised of issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1, at least one year to maturity, and no one issuer represents more than 2 percent of the index.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mezzanine Investments: These are subordinated debt securities which receive payments of interest and principal after other more senior security holders are paid. They are generally issued in private placements in connection with an equity security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. From time to time, the fund will use derivatives for leverage purposes, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

Non-investment grade bonds carry greater risks than securities which have higher credit ratings, including a high risk of default.

The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These companies are often

26

young and growing and have a lot of debt. High yield bonds are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also impact the market for lower-rated securities and the fund.

The market for high yield bonds is not as liquid as the markets for higher-rated securities. This means that it may be harder to buy and sell high yield bonds, especially on short notice, and high yield bonds may be more difficult for the fund to value accurately than higher rated securities. The market for high yield bonds could also be impacted by legal or tax changes.

If the fund invests in high yield securities that are rated C or below, the fund will incur significant risk in addition to the risks generally associated with investments in high yield securities. Distressed securities frequently do not produce income while they are outstanding. The fund may purchase distressed securities that are in default or the issuers of which are in bankruptcy. The fund may be required to bear certain extraordinary expenses in order to protect and recover its investment. The fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.

Mezzanine securities carry the risk that the issuer will not be able to meet its obligations and that the equity securities purchased with the mezzanine investments may lose value.

The market for bank loans may not be highly liquid and the fund may have difficulty selling them. These investments expose the fund to the credit risk of both the financial institution and the underlying borrower.

The pool of high yield securities underlying CBOs is typically separated into groupings called tranches representing different degrees of credit quality. The higher quality tranches have greater degrees of protection and pay lower interest rates. The lower tranches, with greater risk, pay higher interest rates.

The expenses of the fund will be higher than those of mutual funds investing primarily in investment grade securities. The costs of investing in the high yield market are usually higher for several reasons, such as the higher costs for investment research and higher commission costs.

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The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. The fund's investments in commercial mortgage-backed securities with several classes will normally be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability

28

of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

The fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non- U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non U.S. securities may be harder to sell

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and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past, and may do so again in the future, as a result of economic and political turmoil in many of these countries.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Investor B1 shares (in the chart) and Investor B1 and C1 Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

The performance of Investor B1 and C1 Shares for the period before they were launched is based on the performance of Institutional Shares adjusted to reflect the class specific fees applicable to Investor B1 and C1 Shares, respectively, at the time

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of such share class's launch. This information may be considered when assessing the fund's performance, but does not represent the actual performance of these share classes.

As of 12/31  Investor B1 Shares

ANNUAL TOTAL RETURNS*

High Yield Bond

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These returns assume payment of applicable sales charges.

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	Since Inception	Inception Date[1]
High Yield Bond; Inv B1
Return Before Taxes	6.69%	9.81%	6.94%	11/19/98
Return After Taxes on Distributions	3.91%	6.31%	3.04%
Return After Taxes on Distributions and Sale of Shares	4.25%	6.26%	3.41%
Investor C1
Return Before Taxes	9.63%	10.03%	6.89%	11/19/98
Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap (Reflects no deduction for fees, expenses or taxes)	2.76%	9.12%	5.88%**	N/A

  *  The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmarks does not assume reinvestment of dividends and distributions.

    Source: BlackRock Advisors, LLC

  **  Daily returns not available. Based on annualized data from November 30, 1998.

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor B Shares only, and the after-tax returns for Investor C Shares will vary.

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Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor B1 and C1 Shares of the fund.

Shareholder Fees

(Fees paid directly from your investment)

	B1 Shares	C1 Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	0.0%	0.0%
Maximum Deferred Sales Charge (Load) (as percentage of offering price)	4.0%*	1.0%**
Redemption Fee*** (as a percentage of amount redeemed)	2.0%	2.0%

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

	B1 Shares	C1 Shares
Advisory fees	.50%	.50%
Distribution (12b-1) fees	.50%	.55%
Interest expenses[1]	– –%	– –%
Other expenses[2]	.53%	.55%
Service fees	.25%	.25%
Other	.28%	.30%
Acquired fund fees and expenses[3]	– –%	– –%
Total annual fund operating expenses[4]	1.53%	1.60%

  *  The CDSC is 4.00% if shares are redeemed within two years. The CDSC for Investor B1 Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on Investor B1 Shares. (See the section "Purchase of Investor B1 Shares" for complete schedule of CDSCs.)

  **  There is no CDSC after one year.

  ***  Fee applies only to shares that are redeemed or exchanged within 30 days of purchase.

  1  The fund periodically engages in certain investment transactions which generate interest expense. For the year ended September 30, 2006 the interest expense of the fund for such transactions was less than 0.01%.

  2  Investor B1 and C1 Shares are newly created and, accordingly, "Other expenses" are based on estimated amounts for the current fiscal year.

  3  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  4  BlackRock has agreed to voluntarily waive or reimburse certain fees or expenses. After taking into account these voluntary waivers or reimbursements, the net expenses for Investor B1 Shares of the fund are estimated to be 1.44% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses), and for Investor C1 Shares of the fund are estimated to be 1.49% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses). The voluntary waiver or reimbursement may be reduced or discontinued at any time; however, BlackRock has agreed not to reduce or discontinue this waiver or reimbursement for a period of two years after the closing of the Reorganization unless approved by the trustees of the Fund, including a majority of the non-interested trustees.

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund's distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

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Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
B1 Shares*
Redemption	$555	$783
B1 Shares
No Redemption	$156	$483
C1 Shares*
Redemption	$263	$505
C1 Shares
No Redemption	$163	$505

  *  Reflects deduction of CDSC.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with two separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor B1 Shares) you pay a higher contingent deferred sales charge (CDSC) but lower on-going fees than with the other option (Investor C1 Shares). Which option should you choose? It depends on your individual circumstances. You should know that the lower CDSC won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy Investor B1 Shares than C1 Shares.

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Jeff Gary, Managing Director of BFM since 2003, and Scott Amero, Managing Director of BFM since 1990.

Mr. Gary is the head of the High Yield Team and is a member of the Investment Strategy Group. Prior to joining BFM in 2003, he was a Managing Director and portfolio manager with AIG (American General) Investment Group.

Mr. Amero is co-head of BlackRock's fixed income portfolio management team, a member of the Management Committee and co-chair of the Fixed Income Investment Strategy Group.

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Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. He is also the head of global fixed income research.

Mr. Gary and Mr. Amero have been portfolio managers of the fund since September 2003, and Mr. Amero has been part of the portfolio management team since its inception.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

Financial Highlights

Since Investor B1 and C1 Shares of the fund had no performance history as of September 30, 2006, the financial information below shows the fund's financial performance for the periods indicated for Investor B and C Shares of the fund. Although Investor B and C Shares are not offered in this Prospectus, the Investor B and C Shares would have substantially similar performance as the Investor B1 and C1 Shares offered in this Prospectus because the Investor B and C Shares and the Investor B1 and C1 Shares are invested in the same portfolio of securities and performance would differ only to the extent that the Investor B and C Shares and the Investor B1 and C1 Shares do not have the same expenses. Investor B1 and C1 Shares of the fund are estimated to have expenses 1.44% and 1.49%, respectively, of average daily net assets (after waivers and reimbursements) for the current fiscal year. Investor B and C Shares of the fund are expected to have expenses of 1.71%, and 1.71%, respectively, of average daily net assets (after waivers and reimbursements) for the current fiscal year. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

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FINANCIAL HIGHLIGHTS

(For an Investor B or C Share Outstanding Throughout Each Period)

High Yield Bond Portfolio

	INVESTOR B SHARES
	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$8.09	$8.14	$7.73	$6.75	$7.39
Income from investment operations
Net investment income	0.50 [2]	0.55 [2]	0.52 [2]	0.65	0.74
Net gain (loss) on investments (both realized and unrealized)	(0.01)	0.04	0.38	0.98	(0.66)
Total from investment operations	0.49	0.59	0.90	1.63	0.08
Less distributions
Distributions from net investment income	(0.52)	(0.50)	(0.49)	(0.65)	(0.72)
Distributions from net realized gains	(0.14)	(0.14)	– –	– –	– –
Total distributions	(0.66)	(0.64)	(0.49)	(0.65)	(0.72)
Redemption fees added to paid in capital	– – [3]	– – [3]	– – [3]	– –	– –
Net asset value at end of period	$7.92	$8.09	$8.14	$7.73	$6.75
Total return[4]	6.43%[5]	7.44%[5]	11.87%[5]	25.34%	0.75%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$87,651	$110,420	$92,243	$107,078	$57,612
Ratios of expenses to average net assets
Net expenses	1.71%	1.71%	1.85%	1.98%	2.09%
Net expenses (excluding interest expense)	1.71%	1.71%	1.84%	1.92%	1.92%
Total expenses	1.89%	1.89%	1.99%	2.12%	2.23%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	6.31%	6.74%	6.49%	8.39%	9.81%
Before advisory/administration and other fee waivers	6.13%	6.56%	6.35%	8.25%	9.66%
Portfolio turnover rate	105%	129%	172%	212%	301%
	INVESTOR C SHARES
	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$8.10	$8.15	$7.74	$6.75	$7.40
Income from investment operations
Net investment income	0.50 [2]	0.55 [2]	0.52 [2]	0.67	0.76
Net gain (loss) on investments (both realized and unrealized)	(0.01)	0.04	0.38	0.97	(0.69)
Total from investment operations	0.49	0.59	0.90	1.64	0.07
Less distributions
Distributions from net investment income	(0.52)	(0.50)	(0.49)	(0.65)	(0.72)
Distributions from net realized gains	(0.14)	(0.14)	– –	– –	– –
Total distributions	(0.66)	(0.64)	(0.49)	(0.65)	(0.72)
Redemption fees added to paid in capital	– – [3]	– – [3]	– – [3]	– –	– –
Net asset value at end of period	$7.93	$8.10	$8.15	$7.74	$6.75
Total return[4]	6.42%[5]	7.44%[5]	11.86%[5]	25.48%	0.61%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$51,917	$49,939	$61,983	$73,246	$21,939
Ratios of expenses to average net assets
Net expenses	1.71%	1.72%	1.85%	1.97%	2.08%
Net expenses (excluding interest expense)	1.71%	1.72%	1.85%	1.92%	1.91%
Total expenses	1.86%	1.89%	1.99%	2.11%	2.23%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	6.28%	6.77%	6.50%	8.14%	9.73%
Before advisory/administration and other fee waivers	6.13%	6.60%	6.35%	8.00%	9.59%
Portfolio turnover rate	105%	129%	172%	212%	301%

1  Audited by other Auditors.

2  Calculated using the average shares outstanding method.

3  Redemption fees added to paid in capital are less than $0.005 per share.

4  Neither front-end sales load nor contingent deferred sales load is reflected.

5  Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

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About Your Investment

Buying Shares

Investor A1, B1, B2, C1 and C2 Shares are offered only to (i) current Investor A1, B1, B2, C1 and C2 shareholders, respectively, through reinvestment of dividends and distributions and (ii) certain retirement plans.

As a shareholder you pay certain fees and expenses. Shareholder fees are paid directly from your investment and annual fund operating expenses are paid out of fund assets and are reflected in the fund's net asset value.

What Price Per Share Will You Pay?

The price of mutual fund shares generally changes every day the New York Stock Exchange (NYSE) is open (business day). A mutual fund is a pool of investors' money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $50 million and has 5 million shares outstanding, the net asset value (NAV) per share is $10. When you buy Investor A1, B1, B2, C1 or C2 Shares you pay the NAV per share plus the applicable front-end sales charge if you are purchasing Investor A1 Shares.

PFPC Inc. (PFPC), the Fund's transfer agent, will probably receive your order from your registered representative, who takes your order. However, you can also fill out a purchase application and mail it to the transfer agent with your check. Please call (800) 441-7762 for a purchase application. Purchase orders received by the transfer agent before the close of regular trading on the NYSE (currently 4 p.m. (Eastern time)) on each day the NYSE is open will be priced based on the NAV calculated at the close of trading on that day plus any applicable sales charge. NAV is calculated separately for each class of shares of each fund as of the close of business on the NYSE, generally 4 p.m. (Eastern time), each day the NYSE is open. Shares will not be priced on days the NYSE is closed. Purchase orders received after the close of trading will be priced based on the next calculation of NAV. Non-U.S. securities and certain other securities held by a fund may trade on days when the NYSE is closed. In these cases, net asset value of shares may change when fund shares cannot be bought or sold.

Since the NAV changes daily, the price of your shares depends on the time that your order is received by the Fund's transfer agent, whose job it is to keep track of shareholder records.

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Each fund's assets are valued primarily on the basis of market quotations. Certain short-term debt securities are valued on the basis of amortized cost. When a determination is made that market quotations are not readily available, including, but not limited to, when (i) the exchange or market on which a security is traded does not open for trading for an entire trading day and no other market prices are available, (ii) a particular security does not trade regularly or has had its trading halted, (iii) a security does not have a price source due to its lack of liquidity, (iv) BlackRock believes a market quotation from a broker-dealer is unreliable (e.g., where it varies significantly from a recent trade), (v) the security is thinly traded or (vi) there has been a significant subsequent event, each fund values the affected securities at fair value as determined by BlackRock pursuant to procedures adopted by the Fund's Board of Trustees. For example, the fund will value a security that trades principally on a foreign market using the most recent closing market price from the market on which the security principally trades, unless, in BlackRock's judgment, a significant event subsequent to the market close has rendered such market closing price unreliable. Because significant events could affect the value of a foreign security between the close of the foreign market where the security is principally traded and the time the fund calculates its NAV, such closing price may not be reflective of current market conditions. In this case, the fund will use what it believes to be the fair value of the security as of the time the fund calculates its NAV.

Fair value represents a good faith approximation of the value of a security. A security's valuation may differ depending on the method used for determining value. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining a fund's NAV. As a result, a fund's sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

When Must You Pay?

Payment for an order must be made in Federal funds or other immediately available funds by the time specified by your registered representative or other financial intermediary, but in no

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event later than 4 p.m. (Eastern time) on the third business day following PFPC's receipt of the order. If payment is not received by this time, the order will be cancelled and you and your registered representative or other financial intermediary will be responsible for any loss to the Fund. For shares purchased directly from the transfer agent, a check payable to BlackRock Funds which bears the name of the fund you are purchasing must accompany a completed purchase application. There is a $20 fee for each purchase check that is returned due to insufficient funds. The Fund does not accept third-party checks. You may also wire Federal funds to the transfer agent to purchase shares, but you must call the Fund at (800) 441-7762 before doing so to confirm the wiring instructions.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Fund, to obtain, verify and record information that identifies each person who opens an account. When opening an account, you will be asked for your name, address, date of birth and other information that will allow the Fund to identify you. The Fund may also ask to see other identifying documents such as a driver's license (for individuals) or Articles of Incorporation or other formation documents (for institutions). The Fund may use a third party to obtain and verify this information. The Fund may not be able to establish an account, or it may close your existing account and/or redeem your shares involuntarily, if you do not provide sufficient information within the relevant time periods.

How Much is the Minimum Investment?

The minimum investment for the initial purchase of Investor A1, B1, B2, C1 and C2 Shares is $1,000. The Fund permits a lower initial investment if you are an employee of the Fund or one of its service providers and through certain fee-based programs and qualified employee benefit plans. There is a $50 minimum for all subsequent investments, subject to certain exclusions. The Fund will not accept a purchase order of $50,000 or more for Investor B1 or B2 Shares or $500,000 or more for Investor C1 or C2 Shares. Your registered representative may set a lower maximum for Investor B1 or B2 Shares purchasers. The Fund may reject any purchase order, modify or waive the minimum investment initial or subsequent requirements for any shareholder and suspend and resume the sale of any share class of any fund at any time for any reason.

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Which Pricing Option Should You Choose?

BlackRock Funds offers different pricing options to investors in the form of different share classes. Your registered representative can help you decide which option works best for you. Through this Prospectus, you can choose from Investor A1, B1, B2, C1 or C2 Shares. Investor B1 and B2 Shares automatically convert to Investor A Shares (or Investor A1 Shares in the case of the Low Duration Bond Portfolio) ten years from purchase. Purchases of Investor B1, B2, C1 and C2 Shares can only be made through a registered representative.

Investor A1 Shares (Front-End Load)

■  One time sales charge paid at time of purchase

■  No ongoing distribution fees

■  Free exchange with other Investor A Shares in BlackRock Funds family

■  Advantage: Makes sense for investors who are eligible to have the sales charge reduced or eliminated or who have a long-term investment horizon because ongoing distribution fees are typically less than for other Investor Share classes.

■  Disadvantage: You pay a sales charge up-front, and therefore you start off owning fewer shares.

Investor B1 Shares (Back-End Load)

■  No front-end sales charge when you buy shares

■  You pay a sales charge when you redeem shares. It is called a contingent deferred sales charge (CDSC) and it declines over six years to zero from a high of 4.00%.

■  Ongoing distribution fees

■  Free exchange with Investor B Shares in BlackRock Funds family

■  Automatically convert to Investor A Shares (or Investor A1 Shares in the case of the Low Duration Bond Portfolio) approximately ten years from purchase and therefore will have no ongoing distribution fees after ten years.

■  Advantage: No up-front sales charge so you start off owning more shares.

■  Disadvantage: You pay ongoing distribution fees each year you own shares, which means that you can expect lower total performance per share.

Investor B2 Shares (Back-End Load)

■  No front-end sales charge when you buy shares

■  You pay a sales charge when you redeem shares. It is called a contingent deferred sales charge (CDSC) and it declines over three years to zero from a high of 1.00%.

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■  Ongoing distribution fees

■  Free exchange with Investor B Shares in BlackRock Funds family

■  Automatically convert to Investor A Shares (or Investor A1 Shares in the case of the Low Duration Bond Portfolio) approximately ten years from purchase and therefore will have no ongoing distribution fees after ten years.

■  Advantage: No up-front sales charge so you start off owning more shares. Also, Investor B2 Shares pay lower ongoing distribution and shareholder servicing fees than Investor B1 or C1 Shares.

■  Disadvantage: You pay ongoing distribution fees each year you own shares, which means that you can expect lower total performance per share.

Investor C1 Shares (Level Load)

■  No front-end sales charge when you buy shares

■  Contingent deferred sales charge (CDSC) of 1.00% if shares are redeemed within 12 months of purchase

■  Higher ongoing distribution fees than Investor B1 Shares

■  Free exchange with Investor C Shares in BlackRock Funds family

■  Advantage: No up-front sales charge so you start off owning more shares. These shares may make sense for investors who have a shorter investment horizon relative to Investor A1, B1 or B2 Shares.

■  Disadvantage: You pay higher ongoing distribution fees than on Investor B1 Shares each year you own shares, which means that you can expect lower total performance per share. Unlike Investor B1 and B2 Shares, Investor C1 Shares do not convert to Investor A Shares, so you will continue paying the higher ongoing distribution fees as long as you hold the Investor C1 Shares. Over the long term, this can add up to higher total fees than Investor A1, B1 or B2 Shares.

Investor C2 Shares (Level Load)

■  No front-end sales charge when you buy shares

■  Contingent deferred sales charge (CDSC) of 1.00% if shares are redeemed within 12 months of purchase

■  Ongoing distribution fees

■  Free exchange with Investor C Shares in BlackRock Funds family

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■  Advantage: No up-front sales charge so you start off owning more shares. Also, Investor C2 Shares pay lower ongoing distribution and shareholder servicing fees than Investor B1 or C1 Shares.

■  Disadvantage: You pay ongoing distribution fees each year you own shares, which means that you can expect lower total performance per share. Unlike Investor B1 and B2 Shares, Investor C2 Shares do not convert to Investor A Shares, so you will continue paying the ongoing distribution fees as long as you hold the Investor C2 Shares. Over the long term, this can add up to higher total fees than Investor A1, B1 or B2 Shares.

Investor B1 and B2 Shares received through the reinvestment of dividends and capital gains convert to Investor A Shares proportionately with the conversion of Investor B1 and B2 Shares that were not received through reinvestment.

Your registered representative may receive different compensation depending upon which share class you choose. Your registered representative will generally receive ongoing fees under the Fund's distribution and service plan. It is important to remember that Investor B1, B2, C1 and C2 Share contingent deferred sales charges and ongoing distribution fees have the same purpose as the front-end sales charge on sales of Investor A1 Shares: to compensate your registered representative for selling you shares. In some circumstances, these differences in compensation may create an incentive for your registered representative to recommend one fund or share class to you over another. Please contact your registered representative for details about compensation he or she receives for selling you shares of the Fund. To receive information about sales charges and payments to registered representatives free of charge, please see the SAI or go to www.blackrock.com/funds.

How Much is the Sales Charge?

The tables below show the schedules of sales charges that you may pay if you buy and sell Investor A1, B1, B2, C1 and C2 Shares of a fund.

Purchase of Investor A1 Shares

Except for purchase orders from certain retirement plans, no new or subsequent purchase orders for Investor A1 Shares will be accepted. The following tables show the front-end sales charges that you may pay if you buy Investor A1 Shares. The offering price for Investor A1 Shares includes any front-end sales charge.

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The front-end sales charge expressed as a percentage of the offering price may be higher or lower than the charge described below due to rounding. Similarly, any contingent deferred sales charge paid upon certain redemptions of Investor A1 Shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described below due to rounding. You may qualify for a reduced front-end sales charge. Purchases of Investor A1 Shares at certain fixed dollar levels, known as "breakpoints," cause a reduction in the front-end sales charge. Once you achieve a breakpoint, you pay that sales charge on your entire purchase amount (and not just the portion above the breakpoint). Additionally, the front-end sales charge can be reduced or eliminated through one or a combination of the following: the right of accumulation, a Letter of Intent, the reinstatement privilege, quantity discounts or a waiver of the sales charge (described below).

The following schedule of front-end sales charges and quantity discounts applies to the Low Duration Bond Portfolio.

AMOUNT OF TRANSACTION AT OFFERING PRICE	SALES CHARGE AS % OF OFFERING PRICE	SALES CHARGE AS % OF NET ASSET VALUE
Less than $100,000	1.00%	1.01%
$100,000 but less than $250,000	0.75%	0.76%
$250,000 but less than $500,000	0.50%	0.50%
$500,000 but less than $1,000,000	0.30%	0.30%
$1 million or more	0.00%	0.00%

When an investor purchases Investor A1 Shares directly from the Fund (and not through a broker), the distributor retains the entire front-end sales charge.

Purchase of Investor B1 Shares

Except for purchase orders from certain retirement plans, no new or subsequent purchase orders for Investor B1 Shares will be accepted. Investor B1 Shares are subject to a CDSC at the rates shown in the chart below if they are redeemed within six years of purchase. The CDSC is based on the price of the Investor B1 Shares when purchased or the net asset value of the Investor B1 Shares on the redemption date (whichever is less) and is calculated without regard to any redemption fee. The amount of any CDSC an investor must pay depends on the number of years that elapse

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between the date of purchase and the date of redemption. The CDSC may be waived under certain circumstances, as described below. Any CDSC paid on redemptions of Investor B1 Shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described below due to rounding.

NUMBER OF YEARS ELAPSED SINCE PURCHASE	CONTINGENT DEFERRED SALES CHARGE (AS % OF DOLLAR AMOUNT SUBJECT TO THE CHARGE)
Up to one year	4.00%
More than one but less than two years	4.00%
More than two, but less than three years	3.00%
More than three but less than four years	3.00%
More than four but less than five years	2.00%
More than five but less than six years	1.00%
More than six years	0.00%

Purchase of Investor B2 Shares

Except for purchase orders from certain retirement plans, no new or subsequent purchase orders for Investor B2 Shares will be accepted. Investor B2 Shares are subject to a CDSC at the rates shown in the chart below if they are redeemed within six years of purchase. The CDSC is based on the price of the Investor B2 Shares when purchased or the net asset value of the Investor B2 Shares on the redemption date (whichever is less) and is calculated without regard to any redemption fee. The amount of any CDSC an investor must pay depends on the number of years that elapse between the date of purchase and the date of redemption. The CDSC may be waived under certain circumstances, as described below. Any CDSC paid on redemptions of Investor B2 Shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described below due to rounding.

NUMBER OF YEARS ELAPSED SINCE PURCHASE	CONTINGENT DEFERRED SALES CHARGE (AS % OF DOLLAR AMOUNT SUBJECT TO THE CHARGE)
Up to one year	1.00%
More than one but less than two years	0.50%
More than two, but less than three years	0.25%
More than three years	0.00%

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Purchase of Investor C1 and
C2 Shares

Except for purchase orders from certain retirement plans, no new or subsequent purchase orders for Investor C1 or C2 Shares will be accepted. Investor C1 and C2 Shares are subject to a CDSC of 1.00% if they are redeemed within 12 months after purchase. The CDSC is based on the lesser of the original cost of the shares being redeemed or the proceeds of your redemption and is calculated without regard to any redemption fee. The CDSC may be waived under certain circumstances, as described below. There is no CDSC on redemptions of Investor C1 and C2 Shares after 12 months. Any CDSC paid on redemptions of Investor C1 and C2 Shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described above due to rounding.

When an investor redeems Investor B1, B2, C1 or C2 Shares, the redemption order is processed so that the lowest CDSC is charged. Investor B1, B2, C1 or C2 Shares that are not subject to the CDSC are redeemed first. After that, the Fund redeems the Shares that have been held the longest.

Can the Sales Charge Be Reduced or Eliminated?

There are several ways in which the sales charge can be reduced or eliminated. Purchases of Investor A1 Shares at certain fixed dollar levels, known as "breakpoints," cause a reduction in the front-end sales charge (as described above in the "Purchase of Investor A1 Shares" section). Additionally, the front-end sales charge can be reduced or eliminated through one or a combination of the following: the right of accumulation, a Letter of Intent, the reinstatement privilege, quantity discounts or a waiver of the sales charge (described below). The CDSC on Investor B1 and B2 Shares can be reduced depending on how long you own the shares (a schedule of these reductions is listed above in the "Purchase of Investor B1 Shares" and "Purchase of Investor B2 Shares" sections). The CDSC on Investor B1, B2, C1 and C2 Shares also may be eliminated through waivers (described below). You may be required to provide PFPC and/or your registered representative with certain records and information in connection with the exercise of these rights, including information or records regarding shares of the funds held (i) in other accounts at your registered representative, (ii) at any other financial intermediary and (iii) at any financial intermediary by your related parties, such as members of your family or household. For more information, see the SAI or contact your investment professional.

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Right of Accumulation (Investor A1 Shares)

Investors have a "right of accumulation" under which the current value of an investor's existing Investor A, A1, B, B1, B2, C, C1, C2 and Institutional Shares in most BlackRock funds may be combined with the amount of the current purchase in determining whether an investor qualifies for a breakpoint and a reduced front-end sales charge. In order to use this right, the investor must alert PFPC to the existence of any previously purchased shares.

Service Organizations may value current holdings of their customers differently for purposes of determining whether an investor qualifies for a breakpoint and a reduced front-end sales charge, although customers of the same Service Organization will be treated similarly.

Reinstatement Privilege
(Investor A1, B1, B2, C1 and C2 Shares)

Upon redemption of Institutional and Investor A, A1, B, B1, B2, C, C1 and C2 Shares, shareholders may reinvest their redemption proceeds (after paying any applicable CDSC or redemption fee) in Investor A Shares of the SAME fund without paying a front-end sales charge. This right may be exercised once a year and within 60 days of the redemption, provided that the Investor A Share class of that fund is currently open to new investors or the shareholder has a current account in that closed fund. Shares will be purchased at the NAV calculated at the close of trading on the day the request is received. To exercise this privilege, PFPC must receive written notification from the shareholder of record or the registered representative of record, at the time of purchase. Investors should consult a tax adviser concerning the tax consequences of exercising this reinstatement privilege.

Quantity Discounts (Investor A1 Shares)

In addition to quantity discounts for individuals which we discussed above, there are ways for you to qualify for breakpoints and therefore reduce the front-end sales charge by combining your order with the orders of (a) your spouse and any of your children under the age of 21, or (b) a trustee or fiduciary of a single trust estate or single fiduciary account. All orders must be placed at one time and certain restrictions apply. Investors must tell PFPC or their broker, at the time of purchase, that they are aggregating their purchases. For more information, please contact the Fund at (800) 441-7762 or see the SAI.

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Waiving the Sales Charge
(Investor A1 Shares)

The following investors may buy Investor A1 Shares without paying a front-end sales charge: (a) authorized qualified employee benefit plans or savings plans and rollovers of current investments in the Fund through such plans; (b) persons investing through an authorized payroll deduction plan; (c) persons investing through an authorized investment plan for organizations which operate under Section 501(c)(3) of the Internal Revenue Code; (d) registered investment advisers, trust companies and bank trust departments exercising discretionary investment authority with respect to amounts to be invested in a fund; (e) persons participating in selected fee-based programs under which they (i) pay advisory fees to a broker-dealer or other financial institution or (ii) pay fees to a broker-dealer or other financial institution for providing transaction processing and other administrative services, but not investment advisory services; and (f) employees of MetLife. Investors who qualify for any of these exemptions from the sales charge must purchase Investor A1 Shares. The front-end sales charge is not applied on Investor A1 Shares acquired through the reinvestment of dividends or distributions.

Waiving the Contingent Deferred Sales Charge
(Investor B1, B2, C1 and C2
Shares)

The CDSC on Investor B1, B2, C1 and C2 Shares is not charged in connection with: (a) redemptions of Investor B1, B2, C1 and C2 Shares purchased through authorized qualified employee benefit plans or savings plans and rollovers of current investments in the Fund through such plans; (b) exchanges described in "Exchange Privilege" below; (c) redemptions made in connection with minimum required distributions due to the shareholder reaching age 70 1/2 from IRA and 403(b)(7) accounts; (d) redemptions made with respect to certain qualified employee benefit plans sponsored by the Fund, BlackRock or its affiliates; (e) redemptions (i) within one year of a shareholder's death or, if later, the receipt of a certified probate settlement (including in connection with the distribution of account assets to a beneficiary of the decedent) or (ii) in connection with a shareholder's disability (as defined in the Internal Revenue Code) subsequent to the purchase of Investor B1, B2, C1 or C2 Shares; (f) involuntary redemptions of Investor B1, B2, C1 and C2 Shares in accounts with low balances; (g) certain redemptions made pursuant to the Systematic Withdrawal Plan (described below); (h) redemptions related to the payment of PFPC custodial IRA fees; and (i) redemptions when a shareholder can demonstrate

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hardship, in the absolute discretion of the Fund. No CDSC is charged on Investor B1, B2, C1 and C2 Shares acquired through the reinvestment of dividends or distributions. In addition, former MLIM shareholders in certain qualified employee benefit plans who acquired Investor B1, B2, C1 or C2 Shares before the closing of the Transaction will not be charged the CDSC on certain qualified distributions received after they reach 59 1/2 years of age. For more information on these waivers, please contact the Fund at (800) 441-7762 or see the SAI.

Distribution and Service Plan

The Fund has adopted a plan (the Plan) that allows the Fund to pay distribution fees for the sale of its shares under Rule 12b-1 of the Investment Company Act and shareholder servicing fees for certain services provided to its shareholders.

Under the Plan, Investor B1, B2, C1 and C2 Shares pay a fee (distribution fees) to BlackRock Distributors, Inc. (the Distributor) and/or affiliates of PNC Bank or Merrill Lynch (including BlackRock) for distribution and sales support services. The distribution fees may be used to pay the Distributor for distribution services and to pay the Distributor and affiliates of PNC Bank or Merrill Lynch (including BlackRock) for sales support services provided in connection with the sale of Investor Shares. The distribution fees may also be used to pay brokers, dealers, financial institutions and industry professionals (including BlackRock, PNC Bank, Merrill Lynch and their affiliates) (Service Organizations) for sales support services and related expenses. All Investor B1 Shares pay a maximum distribution fee of 0.50% of the average daily net asset value of each fund attributable to Investor B1 Shares. All Investor C1 Shares pay a maximum distribution fee of 0.55% of the average daily net asset value of each fund attributable to Investor C1 Shares. All Investor B2 and C2 Shares pay a maximum distribution fee of 0.30% per year. No distribution fee is assessed on Investor A1 Shares.

Under the Plan, the Fund also pays shareholder servicing fees to Service Organizations whereby the Service Organizations provide support services to their customers who own Investor Shares in return for these fees. Investor B1 and C1 Shares pay a shareholder servicing fee of 0.25% per year of the average daily net asset value of each fund attributable to Investor B1 and C1 Shares. Investor A1, B2 and C2 Shares pay a shareholder servicing fee of 0.10% per year.

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In return for the shareholder servicing fee, Service Organizations (including BlackRock) may provide one or more of the following services to their customers who own Investor Shares:

(1)  Responding to customer questions on the services performed by the Service Organization and investments in Investor Shares;

(2)  Assisting customers in choosing and changing dividend options, account designations and addresses; and

(3)  Providing other similar shareholder liaison services.

The shareholder servicing fees payable pursuant to the Plan are fees payable for the administration and servicing of shareholder accounts and not costs which are primarily intended to result in the sale of a fund's shares.

Because the fees paid by the Fund under the Plan are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. In addition, the distribution fees paid by Investor B1, B2, C1 and C2 Shares may over time cost investors more than the front-end sales charge on Investor A1 Shares.

For more information on the Plan including a complete list of services provided thereunder, see the SAI.

In addition to, rather than in lieu of, distribution and shareholder servicing fees that the Fund may pay to a Service Organization pursuant to the Plan and fees the Fund pays to its transfer agent, the Fund may enter into non-Plan agreements with Service Organizations pursuant to which the Fund will pay a Service Organization for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization or (2) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial.

The Plan permits BlackRock, the Distributor and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Fund). From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping,

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sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits. BlackRock, the Distributor and their affiliates may compensate affiliated and unaffiliated Service Organizations for the sale and distribution of shares of the Fund or for these other services to the Fund and shareholders. These payments would be in addition to the Fund payments described in this Prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Service Organization, or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as "revenue sharing" payments. In some circumstances, these revenue sharing payments may create an incentive for a Service Organization, its employees or associated persons to recommend or sell shares of the Fund to you. Please contact your Service Organization for details about payments it may receive from the Fund or from BlackRock, the Distributor or their affiliates. For more information, see the SAI.

Selling Shares

You can redeem shares at any time. The Fund will redeem your shares at the next NAV calculated after your order is received by the fund's transfer agent minus any applicable CDSC and/or redemption fee. Each of the CDSC and redemption fee is assessed without regard to the other. See "Market Timing and Redemption Fees" below. Shares may be redeemed by sending a written redemption request to BlackRock Funds, c/o PFPC Inc., P.O. Box 9819, Providence, RI 02940-8019. Shares may also be redeemed by telephone request by calling (800) 441-7762. Redemption proceeds may be paid by check or, if the Fund has verified banking information on file, through the Automated Clearing House Network (ACH) or by wire transfer. Redemption requests in excess of $100,000 (for checks) and $250,000 (for ACH and wire transfers) must be in writing with a medallion signature guarantee. Shares may also be redeemed by use of the Fund's automated voice response unit service (VRU). Payment for shares redeemed by VRU or Internet may be made for non-qualified employee benefit plan accounts in amounts up to $25,000, either through check, ACH or wire. You will be charged a fee of $7.50 for each redemption payment made by wire transfer and $15 for redemptions by check sent via overnight mail.

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You can also make redemption requests through your registered investment professional, who may charge for this service. Shareholders should indicate whether they are redeeming Investor A1, B1, B2, C1 or C2 Shares.

Unless another option is requested, payment for redeemed shares is normally made by check mailed within seven days after PFPC receives the redemption request. If the shares to be redeemed have been recently purchased by check, PFPC may delay the payment of redemption proceeds for up to 10 business days after the purchase date until the check has cleared.

Market Timing and Redemption Fees

The Board of Trustees of the Fund has determined that the interests of long-term shareholders and the Fund's ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations—also known as "market timing." The funds are not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege for Investor, Institutional and R Shares is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of a fund and its shareholders. For example, large flows of cash into and out of a fund may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve the fund's investment goal. Frequent trading may cause a fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce a fund's performance.

A fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of the fund's portfolio securities and the determination of the fund's NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling fund shares at a price that does not reflect their true value. A similar risk exists for funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) that are thinly traded and therefore may have actual values that differ from their market

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prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. The Fund will seek to eliminate these opportunities by using fair value pricing, as described in "What Price Per Share Will You Pay?" above.

The Fund discourages market timing and seeks to prevent frequent purchases and sales or exchanges of fund shares that it determines may be detrimental to a fund or long-term shareholders. The Board of Trustees has approved the policies discussed below to seek to deter market timing activity. The Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of fund shares because legitimate strategies, such as asset allocation, dollar cost averaging or similar activities, may result in frequent trading of fund shares. It is not expected that shareholders would be harmed by such legitimate activities.

If, as a result of its own investigation, information provided by a financial intermediary or other third party, or otherwise, the Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If the Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and the Fund will not be responsible for any losses you therefore may suffer. In addition, any redemptions or exchanges that you make (as a result of the activity described above or otherwise) will be subject to any and all redemption fees, as described below. For transactions placed directly with the Fund, the Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Fund. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide the Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated are not known by the Fund. While the Fund monitors for market timing activity, the Fund may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the funds. Identification of market timers may also be

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limited by operational systems and technical limitations. In the event that a financial intermediary is determined by the Fund to be engaged in market timing or other improper trading activity, the Fund's distributor may terminate such financial intermediary's agreement with the distributor, suspend such financial intermediary's trading privileges or take other appropriate actions.

Each of the Fund's High Yield Bond, International Bond, Aurora, Small/Mid-Cap Growth, Small Cap Value Equity, Small Cap Core Equity, Small Cap Growth Equity, Health Sciences Opportunities, Global Science & Technology Opportunities, Global Resources, All-Cap Global Resources, U.S. Opportunities, Global Opportunities and International Opportunities Portfolios will automatically assess and retain a fee of 2% of the current NAV, after excluding the effect of any contingent deferred sales charges, of shares being redeemed or exchanged within 30 days of acquisition (other than those acquired through reinvestment of dividends or other distributions). A new 30-day period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Portfolio A are exchanged for shares of Portfolio B 20 days after the purchase of the Portfolio A shares, followed in 20 days by an exchange of the Portfolio B shares for shares of Portfolio C, will be subject to two redemption fees (one on each exchange).

The redemption fee is for the benefit of the remaining shareholders of a fund and is intended to encourage long-term investment, to compensate for transaction and other expenses caused by early redemptions and exchanges, and to facilitate portfolio management. The "first-in, first-out" method is used to determine the holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. The Fund sells shares to some 401(k) plans, 403(b) plans, bank or trust company accounts, and accounts of certain financial institutions or intermediaries that do not apply the redemption fee to underlying shareholders, often because of administrative or systems limitations. From time to time, with the approval of the Fund, the redemption fee will not be assessed on redemptions or exchanges by: (i) accounts of asset allocation programs or wrap programs whose trading practices are determined by the Fund not to be detrimental to a fund or long-term shareholders (e.g., model driven programs with periodic automatic portfolio rebalancing that prohibit participant-directed

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trading and other programs with similar characteristics); (ii) accounts of shareholders who have died or become disabled; (iii) shareholders redeeming or exchanging shares through the Fund's Systematic Withdrawal Plan, Systematic Exchange Plan or in connection with required distributions from an IRA, 401(k) plan, 403(b) plan, or any other Internal Revenue Code Section 401 qualified employee benefit plan or account, or distribution from a 529 plan; (iv) shareholders executing rollovers of current investments in the Fund through qualified employee benefit plans; and (v) certain other accounts in the absolute discretion of the Fund when the redemption fee is de minimis or a shareholder can demonstrate hardship. The Fund reserves the right to modify or eliminate these waivers at any time.

There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

The Fund may from time to time use other methods that it believes are appropriate to deter market timing or other trading activity that may be detrimental to a fund or long-term shareholders.

Expedited Redemptions

If a shareholder has given authorization for expedited redemption, shares can be redeemed by telephone and the proceeds sent by check to the shareholder or by Federal wire transfer to a single previously designated bank account. Shareholders will pay $15 for redemption proceeds sent by check via overnight mail and $7.50 for redemption proceeds sent by Federal wire transfer. You are responsible for any additional charges imposed by your bank for this service. Once authorization for expedited redemptions is on file, the Fund will honor requests by telephone at (800) 441-7762. The Fund is not responsible for the efficiency of the Federal wire system or the shareholder's firm or bank. The Fund may refuse a telephone redemption request if it believes it is advisable to do so and may use reasonable procedures to make sure telephone instructions are genuine. The Fund and its service providers will not be liable for any loss that results from acting upon telephone instructions that they reasonably believed to be genuine in accordance with those procedures. The Fund may alter the terms of or terminate this expedited redemption privilege at any time.

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The Fund's Rights

The Fund may:

■  Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act,

■  Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act or as described in the third paragraph in the section "Selling Shares" above,

■  Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level, as described below, and

■  Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act.

Accounts with Low Balances

The Fund may redeem a shareholder's account in any fund at any time if the net asset value of the account in such fund falls below $500 as the result of a redemption or an exchange request. This minimum does not apply to accounts of authorized qualified employee benefit plans, selected fee-based programs and accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts. The shareholder will be notified in writing that the value of the account is less than the required amount and the shareholder will be allowed 60 days to make additional investments before the redemption is processed.

Management

BlackRock Funds' adviser is BlackRock Advisors, LLC (BlackRock). BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 100 Bellevue Parkway, Wilmington, DE 19809. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with approximately $1.125 trillion of assets under management as of December 31, 2006. BlackRock, Inc. is an affiliate of The PNC Financial Services Group Inc. and Merrill Lynch & Co., Inc. BlackRock Financial Management, Inc. (BFM), an affiliate of BlackRock located at 40 E. 52nd Street, New York, NY 10022, acts as sub-adviser to the funds.

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IMPORTANT DEFINITIONS

Adviser: The adviser of a mutual fund is responsible for the overall investment management of the fund. The adviser for BlackRock Funds is BlackRock Advisors, LLC.

Sub-Adviser: The sub-adviser of a fund is responsible for its day-to-day management and will generally make all buy and sell decisions. Sub-advisers also provide research and credit analysis. The sub-adviser for all the funds is BlackRock Financial Management, Inc.

For their investment advisory and sub-advisory services, BlackRock and BFM, as applicable, are entitled to fees computed daily on a fund-by-fund basis and payable monthly. For the fiscal year ended September 30, 2006, the aggregate advisory fees paid by the funds to BlackRock, as a percentage of average daily net assets, were:

Low Duration Bond	0.26%
Government Income	0.28%
High Yield Bond	0.38%

The maximum annual advisory fees that can be paid to BlackRock (as a percentage of average daily net assets) are as follows:

Total Annual Advisory Fee (Before Waivers)

AVERAGE DAILY NET ASSETS	INVESTMENT ADVISORY FEE
first $1 billion	0.500%
$1 billion-$2 billion	0.450%
$2 billion-$3 billion	0.425%
greater than $3 billion	0.400%

A discussion regarding the basis for the Board of Trustees of the Fund approving the Fund's investment advisory contracts is available in the Fund's semi-annual report to shareholders.

Information about the portfolio manager for each of the funds is presented in the appropriate fund section.

Conflicts of Interest

The investment activities of BlackRock and its affiliates (including, for these purposes, Merrill Lynch & Co., Inc., BlackRock, Inc., The PNC Financial Services Group, Inc. and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively with BlackRock, the Affiliates)) in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock provides investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the funds. BlackRock and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of

56

business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more Affiliates act or may act as an investor, investment banker, research provider, investment manager, financer, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in the global fixed income, currency, commodity, equity and other markets in which the funds directly and indirectly invest. Thus, it is likely that the funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate performs or seeks to perform investment banking or other services. One or more Affiliates may engage in proprietary trading and advise accounts and mutual funds that have investment objectives similar to those of the funds and/or that engage in and compete for transactions in the same types of securities, currencies and instruments as the funds. The trading activities of these Affiliates are carried out without reference to positions held directly or indirectly by the funds and may result in an Affiliate having positions that are adverse to those of the funds. No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the funds. As a result, an Affiliate may compete with the funds for appropriate investment opportunities. The results of the funds' investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the funds could sustain losses during periods in which one or more Affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the funds may, from time to time, enter into transactions in which an Affiliate or its other clients have an adverse interest. Furthermore, transactions undertaken by an Affiliate or Affiliate-advised clients may adversely impact the funds. Transactions by one or more Affiliate-advised clients or BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the funds. The funds' activities may be limited because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. In addition, the funds may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. The funds also may invest in securities of companies for which an Affiliate provides or may some day provide research

57

coverage. An Affiliate may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the funds or who engage in transactions with or for the funds. The funds may also make brokerage and other payments to an Affiliate in connection with the funds' portfolio investment transactions.

Under a securities lending program approved by the Fund's Board of Trustees, the Fund has retained an Affiliate of BlackRock to serve as the securities lending agent for the funds to the extent that a fund participates in the securities lending program. For these services, the lending agent may receive a fee from the funds, including a fee based on the returns earned on the funds' investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the funds may lend its portfolio securities under the securities lending program.

The activities of BlackRock or its Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.

Dividends and Distributions

BlackRock Funds makes two kinds of distributions to shareholders: net investment income and net realized capital gains.

Distributions of net investment income derived by a fund are paid within ten days after the end of each month. The Fund's Board of Trustees may change the timing of such dividend payments.

Net realized capital gains (including net short-term capital gains), if any, will be distributed by a fund at least annually at a date determined by the Fund's Board of Trustees.

Your distributions will be reinvested at net asset value in new shares of the same class of the fund unless you instruct PFPC in writing to pay them in cash. There are no sales charges on these reinvestments.

If you invest in a fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in

58

the form of a taxable distribution. This is commonly known as "buying a dividend." Distributions that are declared in December, but paid in January are taxable as if they were paid in December.

Taxation of Distributions

Distributions paid out of a fund's "net capital gain" will be taxed to shareholders as long-term capital gain, regardless of how long a shareholder has owned shares. Distributions of net investment income and net short-term capital gains will generally be taxed to shareholders as ordinary income. However, individual shareholders who satisfy certain holding period requirements and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to "qualified dividend income" received by the fund. "Qualified dividend income" generally consists of dividends received from U.S. corporations (other than dividends from tax exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations.

Dividends paid with respect to interest on securities issued by the U.S. Government and its agencies may also be exempt from some types of state and local taxes.

Your annual tax statement from the Fund will present in detail the tax status of your distributions for each year.

When you sell your shares of a fund, you may realize a capital gain or loss. Use of the exchange privilege also will be treated as a taxable event because it will be deemed a redemption and subsequent purchase of the shares involved. Therefore, the proceeds of such redemptions may be subject to federal, state and local income tax.

If you do not provide a fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

59

Non-U.S. investors may be subject to U.S. withholding and/or estate tax, and will be subject to special U.S. tax certification requirements. Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax adviser about federal, state and local tax consequences of owning shares of the Fund.

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Services for Shareholders

BlackRock Funds offers shareholders many special features which can enable investors to have greater investment flexibility as well as more access to information about the Fund.

Additional information about these features is available by calling the Fund at (800) 441-7762.

Exchange Privilege

Once you are a shareholder, you have the right to exchange Investor A1 Shares from one BlackRock fund to Investor A Shares of another, Investor B1 or B2 Shares from one BlackRock fund to Investor B Shares of another or Investor C1 or C2 Shares from one BlackRock fund to Investor C Shares of another to meet your changing financial needs. Please note that you can exchange only into a share class and fund that are open to new investors, unless you have a current account in a fund that is closed to new investors.

You can exchange $1,000 or more from one BlackRock fund into another. Investor A1, B1, B2, C1 and C2 Shares of each fund may be exchanged for Investor A, B or C Shares of other funds, as described above, which offer that class of shares, based on their respective net asset values. (You can exchange less than $1,000 if you already have an account in the fund into which you are exchanging.) For Federal income tax purposes a share exchange is a taxable event and a capital gain or loss may be realized. Please consult your tax or other financial adviser before making an exchange request.

The exchange of Investor B1, B2, C1 and C2 Shares will not be subject to a CDSC although exchanges may be subject to the 2% redemption fee. See "Market Timing and Redemption Fees" above. The CDSC will continue to be measured from the date of the original purchase and will not be affected by the exchange.

There are several ways to make an exchange: you may call the Fund at (800) 441-7762 and speak with one of our representatives, make the exchange via the Internet by accessing your account online, or you may send a written request to us at BlackRock Funds c/o PFPC Inc., P.O. Box 9819, Providence, RI 02940-8019. Please note, if you indicated on your New Account Application that you did not want the Telephone Exchange Privilege, you will not be able to place exchanges via the telephone until you update this option either in writing or by calling our Service Center. The Fund has the right to reject any telephone request for any reason.

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The Fund may suspend or terminate your exchange privilege at any time for any reason, including if the Fund believes, in its sole discretion, that you are engaging in market timing activities. See "Market Timing and Redemption/Exchange Fees" above.

The Fund reserves the right to modify, limit the use of, or terminate the exchange privilege at any time for any reason.

Retirement Plans

Shares may be purchased in conjunction with individual retirement accounts (IRAs), rollover IRAs and 403(b) plans where PNC Bank or any of its affiliates acts as custodian. For more information about applications or annual fees, please contact BlackRock Funds, c/o PFPC Inc., P.O. Box 9819, Providence, RI 02940-8019, or call (800) 441-7762. Investors will be charged an annual fee of $15 for all of the IRA and 403(b) accounts they have under their Social Security number (therefore if you own a 403(b) account, a Roth IRA, a Traditional IRA and a Rollover IRA, you would only be charged one $15 fee). In addition, 403(b) accounts will be charged a separate loan application/processing fee of $25. To determine if you are eligible for an IRA or 403(b) plan and whether an IRA or 403(b) plan is appropriate for you, you should consult with a tax adviser.

Statements

Every shareholder automatically receives quarterly account statements. In addition, for tax purposes, shareholders also receive a yearly statement describing the characteristics of any dividends or other distributions received.

Systematic Withdrawal Plan (SWP)

This feature can be used by investors who want to receive regular distributions from their accounts. To start a Systematic Withdrawal Plan (SWP) a shareholder must have a current investment of $10,000 or more in a fund. Shareholders can elect to receive cash payments of $50 or more at any interval they choose. Shareholders may sign up by completing the SWP Application Form which may be obtained from PFPC. Shareholders should realize that if withdrawals exceed income the invested principal in their account will be depleted.

To participate in the SWP, shareholders must have their dividends automatically reinvested. Shareholders may change or cancel the

62

SWP at any time, upon written notice to PFPC Inc., P.O. Box 9819, Providence, RI 02940-8019. If a shareholder purchases additional Investor A Shares of a fund at the same time he or she redeems shares through the SWP, that investor may lose money because of the sales charge involved. No CDSC will be assessed on redemptions of Investor B1, B2, C1 or C2 Shares made through the SWP that do not exceed 12% of the account's net asset value on an annualized basis. For example, monthly, quarterly and semi-annual SWP redemptions of Investor B1, B2, C1 and C2 Shares will not be subject to the CDSC if they do not exceed 1%, 3% and 6%, respectively, of an account's net asset value on the redemption date. SWP redemptions of Investor B1, B2, C1 and C2 Shares in excess of this limit will still pay any applicable CDSC.

Systematic Exchange

This feature can be used by investors to systematically exchange money from one fund to up to four other funds. You may use this feature to exchange Investor A1 Shares from one fund to Investor A Shares of another, Investor B1 or B2 Shares from one fund to Investor B Shares of another or Investor C1 or C2 Shares from one fund to Investor C Shares of another. A minimum of $10,000 in the initial fund is required and investments in any additional funds must meet minimum initial investment requirements. For more information, please contact the Fund at (800) 441-7762.

EZ Trader

This service allows an investor to purchase or sell Fund shares by telephone or over the Internet through ACH. Prior to establishing an EZ Trader account, please contact your bank to confirm that they are a member of the ACH system. Once confirmed, complete an application, making sure to include the appropriate bank information, and return the application to BlackRock Funds, c/o PFPC Inc., P.O. Box 9819, Providence, RI 02940-8019. Prior to placing a telephone or internet purchase or sale order, please contact the Fund at (800) 441-7762 to confirm that your bank information has been updated on your account. Once this is established, you may place your request to sell shares with the Fund by telephone or Internet. Proceeds will be sent to your pre-designated bank account.

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Dividend Allocation Plan

This plan automatically invests your distributions from one fund into another fund of your choice pursuant to your instructions, without any fees or sales charges. Please call the Fund at (800) 441-7762 for details. The fund into which you request your distributions be invested must be open to new purchases.

Important Notice Regarding Delivery of Shareholder Documents

The funds deliver only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as "householding" and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Internet Transactions

Investors in the funds may make on-line transactions, view their account balance and activity by logging into their account through the BlackRock website at www.blackrock.com/funds. To use this service, you will need a browser that supports Microsoft Internet Explorer 5.5 or higher, Netscape 7.1 or higher, FIREFOX 1.0 or higher, and AOL 9.0 (for Windows operating systems from Windows 2000 and above). In addition, MacIntosh operating system 9 with Netscape 7.2 and MacIntosh operating system 10x with Safari 1.2.3, Netscape 7.2, and FIREFOX 1.0 are also supported. Purchases made on the Internet using ACH will have a trade date that is the day after the purchase is made. Proceeds from Internet redemptions may be sent via check, ACH or wire to the bank account of record. The Fund will limit Internet purchases and redemptions in Investor Class shares to $25,000.00 per trade. Please read the On-Line Services Disclosure Statement and User Agreement, the Terms and Conditions page and the Consent to Election Delivery Agreement (if you consent to Electronic Delivery), before attempting to transact online.

The Fund employs reasonable procedures to confirm that transactions entered over the Internet are genuine. The procedures include the use of a protected password, Secure Socket Layering (SSL), 128-bit encryption and other precautions designed to protect the integrity, confidentiality and security of shareholder

64

information. By entering into the User Agreement with the Fund in order to open an account through the website, the shareholder waives any right to reclaim any losses from the Fund or any of its affiliates, incurred through fraudulent activity.

Electronic Access to Annual Reports, Semi-Annual Reports and Prospectuses

Electronic copies of most financial reports and prospectuses are available on the Fund's website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1) Access the BlackRock website at http://www.blackrock.com/edelivery

2) Log into your account

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, Clients) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our

65

affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

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For more information:

This Prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Fund is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports

These reports contain additional information about each of the funds' investments. The annual report describes the funds' performance, lists portfolio holdings, and discusses recent market conditions, economic trends and fund investment strategies that significantly affected the funds' performance for the last fiscal year.

Statement of Additional Information (SAI)

A Statement of Additional Information, dated January 31, 2007, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the Fund, may be obtained free of charge, along with the Fund's annual and semi-annual reports, by calling (800) 441-7762. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus.

BlackRock Investments Services

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:00 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 441-7762.

An investor in any fund can call the National TTY Relay Number at (800) 688-4889 with his or her TTY machine. A Relay agent will assist the investor with all inquiries made to a Shareholder Account Service Representative.

Purchases and Redemptions

Call your registered representative or (800) 441-7762.

World Wide Web

Access general fund information and specific fund performance, including SAI and annual/semi-annual reports, free of charge. Request mutual fund prospectuses and literature. Forward mutual fund inquiries. www.blackrock.com/funds

Written Correspondence

BlackRock Funds
c/o PFPC Inc.
PO Box 9819
Providence, RI 02940-8019

Overnight Mail

BlackRock Funds
c/o PFPC Inc.
101 Sabin Street
Pawtucket, RI 02860

Internal Wholesalers/Broker Dealer Support

Available to support investment professionals
8:30 a.m. to 6:00 p.m. (Eastern time), Monday-Friday.
Call: (800) 882-0052

Portfolio Characteristics and Holdings

A description of the Fund's policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 882-0052.

Securities and Exchange Commission

You may also view and copy public information about the Fund, including the SAI, by visiting the EDGAR database on the SEC Web site (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC directly at (202) 551-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549.

INVESTMENT COMPANY ACT FILE NO. 811-05742

PRO-BD-PR 07

ALTERNATIVES BLACKROCK SOLUTIONS EQUITIES FIXED INCOME LIQUIDITY REAL ESTATE

BlackRock Funds
Equity Portfolios

Investor Shares

Prospectus

January 31, 2007

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

Investment Trust

Capital Appreciation

Mid-Cap Value

Mid-Cap Growth

Aurora

Small/Mid-Cap Growth

Small Cap Value

Small Cap Core

Small Cap Growth

Asset Allocation

Health Sciences Opportunities

Global Science & Technology Opportunities

Global Resources

All-Cap Global Resources

U.S. Opportunities

Global Opportunities

International Opportunities

Index Equity

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of

Contents

How to Find the Information You Need	How to Find the Information You Need	1

	THE BLACKROCK EQUITY PORTFOLIOS

	Investment Trust	2

	Capital Appreciation	10

	Mid-Cap Value	19

	Mid-Cap Growth	30

	Aurora	39

	Small/Mid-Cap Growth	50

	Small Cap Value	61

	Small Cap Core	70

	Small Cap Growth	79

	Asset Allocation	88

	Health Sciences Opportunities	102

	Global Science & Technology Opportunities	115

	Global Resources	126

	All-Cap Global Resources	139

	U.S. Opportunities	150

	Global Opportunities	159

	International Opportunities	170

	Index Equity	180

About Your Investment	How to Buy/Sell Shares	189

	Dividends/Distributions/Taxes	215

	Services for Shareholders	218

How to Find the

Information You Need

About BlackRock Funds

This is the BlackRock Equity Portfolios Prospectus. It has been written to provide you with the information you need to make an informed decision about whether to invest in BlackRock Funds (the Fund). The Fund's investment adviser is BlackRock Advisors, LLC (BlackRock).

This Prospectus contains information on 18 of the BlackRock Equity funds. The Prospectus is organized so that each fund has its own short section. Simply turn to the section for any particular fund to read about important fund facts. Also included are sections that tell you about buying and selling shares, certain fees and expenses, shareholder features of the funds and your rights as a shareholder. These sections apply to all the funds.

If you have questions after reading the Prospectus, ask your registered representative for assistance. Your investment professional has been trained to help you decide which investments are right for you.

Effective October 2, 2006, the Health Sciences Portfolio was re-named the Health Sciences Opportunities Portfolio. Effective January 31, 2007, the Legacy Portfolio has been re-named the Capital Appreciation Portfolio.

BlackRock

Investment Trust

IMPORTANT DEFINITIONS

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Investment Style: Refers to the guiding principles of a mutual fund's investment choices. The investment style of this fund is a blend of growth stocks and value stocks, referring to the type of securities the managers will choose for this fund.

Market Capitalization: Refers to the market value of the company and is calculated by multiplying the number of shares outstanding by the current price per share.

Sector: All stocks are classified into a category or sector such as utilities, consumer services, basic materials, capital equipment, consumer cyclicals, energy, consumer noncyclicals, healthcare, technology, transportation, finance and cash.

S&P 500® Index: The Standard & Poor's Composite Stock Price Index, an unmanaged index of 500 stocks, most of which are listed on the New York Stock Exchange. The index focuses on the large-cap segment of the market with over 80% coverage of U.S. equities.

Investment Goal

The fund's investment goal is to seek long-term capital appreciation.

Primary Investment Strategies

In pursuit of this goal, the fund management team uses the S&P 500® Index as a benchmark. The fund normally invests at least 80% of its net assets in equity securities. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock.

The fund management team uses quantitative techniques to analyze a universe of approximately 800 companies, including those in the S&P 500® Index and about 300 other large and medium capitalization companies. Using a multi-factor model, the management team identifies stocks with rising earnings expectations that sell at low relative valuations when compared with their sector peers. Based on this information, and using sophisticated risk measurement tools, the management team selects stocks, together with their appropriate weightings, that it believes will maximize the fund's return per unit of risk. The fund seeks to maintain the market capitalization, sector allocations and style characteristics similar to those of the S&P 500® Index.

Seeking to maintain the optimal risk/return trade-off, the fund management team rebalances the portfolio regularly. The team assesses each stock's changing characteristics relative to its contribution to portfolio risk. A stock is sold when it no longer offers an appropriate return-to-risk trade-off.

In order to remain fully invested and instead of purchasing and selling securities directly, the fund may invest in depository receipts (or futures) that seek to replicate the performance of the S&P 500® Index.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund's primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment goal.

As part of its normal operations, the fund may also hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to maintain liquidity and commit cash pending investment but they may also be used to attempt to reduce risk to the fund as a whole (hedge). The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in equity securities is that their prices fluctuate. The value of your investment can go up or down depending upon market conditions, which means you could lose money. The value of equity securities may decline due to developments relating to the issuer, industry factors or general market conditions. Equity securities generally have greater price volatility than fixed income securities.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding small cap stocks may outperform this fund.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have

IMPORTANT DEFINITIONS

Value and Growth Companies: All stocks are generally divided into the categories of "growth" or "value," although there are times when a growth fund and value fund may own the same stock. Value stocks are companies that appear to the manager to be under valued by the market as measured by certain financial formulas. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general and whose growth in revenue is expected to continue for an extended period.

fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund's investment than if the fund held the securities of larger, more established companies.

While the management team chooses stocks it believes to have rising earnings expectations and good relative valuations, there is no guarantee that the investments will increase in value or that they won't decline. In addition, if the multi-factor model used by the management team fails to accurately predict which stocks will perform well, fund performance will suffer.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the S&P 500® Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31  Investor A Shares

ANNUAL TOTAL RETURNS*

Investment Trust

These returns assume payment of applicable sales charges.

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	I Year	5 Years	10 Years	Inception Date[1]
Investment Trust; Inv A
Return Before Taxes	7.96%	3.62%	4.46%	09/13/93
Return After Taxes on Distributions	7.84%	3.40%	3.44%
Return After Taxes on Distributions and Sale of Shares	5.35%	3.04%	3.46%
Investment Trust; Inv B
Return Before Taxes	8.56%	3.63%	4.41%	09/13/93
Investment Trust; Inv C
Return Before Taxes	12.14%	3.98%	4.24%	09/13/93
S&P 500® (Reflects no deduction for fees, expenses or taxes)	15.79%	6.19%	8.42%	N/A

  *  The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund's distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Investor B and C Shares will vary.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Shareholder Fees

(Fees paid directly from your investment)

	A Shares	B Shares		C Shares
Maximum Sales Charge (Load) Imposed on Purchases* (as percentage of offering price)	5.25%	0.0%		0.0%
Maximum Deferred Sales Charge (Load) (as percentage of offering price)	0.0%	4.5	%**	1.0	%***

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

	A Shares		B Shares		C Shares
Advisory fees		.54%		.54%		.54%
Distribution (12b-1) fees		– –%		.75%		.75%
Other expenses		.74%		.87%		.62%
Service fees	.25%		.25%		.25%
Other	.49%		.62%		.37%
Acquired fund fees and expenses[1]		– –%		– –%		– –%
Total annual fund operating expenses		1.28%		2.16%		1.91%
Fee waivers and expense reimbursements[2]		.12%		.25%		– –%
Net expenses[2]		1.16%		1.91%		1.91%

  *  Reduced front-end sales charges may be available (see the section "Can the Sales Charge be Reduced or Eliminated?" for more information regarding front-end sales charges). A CDSC of 0.75% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

  **  The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See the section "Purchase of Investor B Shares" for complete schedule of CDSCs.)

  ***  There is no CDSC on C Shares after one year.

  1  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit expenses to 1.16% (for Investor A Shares) and 1.91% (for Investor B and C Shares) (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
A Shares*	$637	$898	$1,179	$1,979
B Shares**
Redemption	$644	$1,002	$1,337	$2,249	***
B Shares
No Redemption	$194	$652	$1,137	$2,249	***
C Shares**
Redemption	$294	$600	$1,032	$2,233
C Shares
No Redemption	$194	$600	$1,032	$2,233

  *  Reflects imposition of sales charge.

  **  Reflects deduction of CDSC.

  ***  Based on conversion of the Investor B Shares to Investor A Shares after eight years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management

The fund management team is led by Fred Herrmann, CFA, and David Byrket, CFA, both Managing Directors at BlackRock Advisors, LLC (BlackRock). Mr. Herrmann and Mr. Byrket head a six person investment team at BlackRock focused on quantitative strategies for the equity market. They have been managing the fund since March 2003. Prior to joining BlackRock in 2003, both

Mr. Byrket and Mr. Herrmann were Managing Directors at Weiss, Peck and Greer, LLC since 2001. They have been responsible for managing quantitative equity portfolios since 1996.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

Financial Highlights

The financial information in the tables below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Investor A,B or C Share Outstanding Throughout Each Period)

Investment Trust

	INVESTOR A SHARES					INVESTOR B SHARES
	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$13.20	$11.79	$10.18	$8.41	$11.17	$12.59	$11.30	$9.78	$8.06	$10.79
Income from investment operations
Net investment income (loss)	0.10 [2]	0.09 [2]	0.04 [2]	0.06	(0.01)	– – [2,3]	– – [2,3]	(0.04)[2]	(0.02)	(0.10)
Net gain (loss) on investments (both realized and unrealized)	0.91	1.70	1.64	1.79	(2.75)	0.88	1.29	1.57	1.74	(2.63)
Total from investment operations	1.01	1.79	1.68	1.85	(2.76)	0.88	1.29	1.53	1.72	(2.73)
Less distributions
Distributions from net investment income	(0.07)	(0.38)	(0.07)	(0.08)	– –	– –	– –	(0.01)	– –	– –
Distributions from net realized gains	(0.34)	– –	– –	– –	– –	(0.34)	– –	– –	– –	– –
Total distributions	(0.41)	(0.38)	(0.07)	(0.08)	– –	(0.34)	– –	(0.01)	– –	– –
Redemption fees added to Paid-in capital	– – [5]	– – [5]	– – [5]	– –	– –	– – [5]	– – [5]	– – [5]	– –	– –
Net asset value at end of period	$13.80	$13.20	$11.79	$10.18	$8.41	$13.13	$12.59	$11.30	$9.78	$8.06
Total return[4]	7.82%[6]	12.30%[6]	16.60%[6]	22.09%	(24.71)%	7.12%[6]	11.42%[6]	15.70%[6]	21.34%	(25.30)%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$478,762	$552,118	$17,632	$19,408	$24,816	$201,500	$243,232	$20,448	$21,182	$22,119
Ratios of expenses to average net assets
Net expenses	1.16%	1.16%	1.26%	1.28%	1.28%	1.91%	1.91%	2.01%	2.03%	2.03%
Total expenses	1.40%	1.43%	1.47%	1.43%	1.36%	2.14%	2.08%	2.13%	2.18%	2.11%
Ratios of net investment income (loss) to average net assets
After advisory/administration and other fee waivers	0.78%	0.71%	0.37%	0.45%	(0.04)%	0.02%	(0.02)%	(0.39)%	(0.30)%	(0.78)%
Before advisory/administration and other fee waivers	0.54%	0.44%	0.16%	0.30%	(0.11)%	(0.21)%	(0.19)%	(0.50)%	(0.45)%	(0.86)%
Portfolio turnover rate	76%	105%	72%	98%	124%	76%	105%	72%	98%	124%

	INVESTOR C SHARES
	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	1Year Ended 9/30/02[1]
Net asset value at beginning of period	$12.61	$11.31	$9.77	$8.06	$10.79
Income from investment operations
Net investment income (loss)	– – [2,3]	– – [2,3]	(0.04)[2]	(0.02)[2]	(0.11)
Net gain (loss) on investments (both realized and unrealized)	0.87	1.30	1.58	1.73	(2.62)
Total from investment operations	0.87	1.30	1.54	1.71	(2.73)
Less distributions
Distributions from net realized gains	(0.34)	– –	– –	– –	– –
Total distributions	(0.34)	– –	– –	– –	– –
Redemption fees added to Paid-in capital	– – [5]	– – [5]	– – [5]	– –	– –
Net asset value at end of period	$13.14	$12.61	$11.31	$9.77	$8.06
Total return[4]	7.03%[6]	11.49%[6]	15.78%[6]	21.22%	(25.30)%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$19,181	$23,893	$2,413	$1,829	$1,923
Ratios of expenses to average net assets
Net expenses	1.90%	1.91%	2.03%	2.03%	2.03%
Total expenses	1.98%	2.07%	2.14%	2.18%	2.11%
Ratios of net investment (loss) to average net assets
After advisory/administration and other fee waivers	0.03%	(0.01)%	(0.39)%	(0.25)%	(0.80)%
Before advisory/administration and other fee waivers	(0.05)%	(0.17)%	(0.50)%	(0.40)%	(0.87)%
Portfolio turnover rate	76%	105%	72%	98%	124%

1  Audited by other auditors.

2  Calculated using the average shares outstanding method.

3  Net investment income is less than $0.01 per share.

4  Neither front-end sales load nor contingent deferred sales load is reflected in total return.

5  Redemption fees added to paid-in capital are less than $0.005 per share.

6  Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

BlackRock

Capital Appreciation Portfolio

IMPORTANT DEFINITIONS

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Growth Companies: All stocks are generally divided into the categories of "growth" or "value," although there are times when a growth fund and value fund may own the same stock. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general and whose revenue growth is expected to continue for an extended period. These stocks typically pay relatively low dividends and sell at relatively high valuations. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas.

Investment Style: Refers to the guiding principles of a mutual fund's investment choices. The investment style of this fund is growth, referring to the type of securities the manager will choose for this fund.

Russell 1000® Growth Index: An index composed of those Russell 1000® securities with greater-than-average growth orientation, generally having higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth values.

Effective January 31, 2007, the Legacy Portfolio has been re-named the Capital Appreciation Portfolio.

Investment Goal

The fund seeks to provide long-term growth of capital.

Primary Investment Strategies

Under normal market conditions, the fund invests at least 80% of total assets in common and preferred stock and securities convertible into common and preferred stock of mid- and large-size companies.

The fund seeks to invest in fundamentally sound companies with strong management, superior earnings growth prospects and attractive relative valuations. The disciplined investment process uses bottom-up stock selection as the primary driver of returns. The fund emphasizes large companies that exhibit stable growth and accelerated earnings.

While the fund generally expects to invest across a broad range of industries, it may favor companies in those industries that appear to offer higher potential for long-term growth.

Although the fund does not expect to do so as a matter of course, it is permitted to invest up to 20% of total assets in other securities (for example, bonds and small-size company stocks).

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund's primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment goal.

As part of its normal operations, the fund may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

The fund generally will sell a stock when, in the management team's opinion, the stock reaches its price target, there is a deterioration in the company's future growth prospects, an inability to sustain earnings momentum, less attractive valuation, a significant price change or more compelling investment opportunities elsewhere.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument at a specific price on or before a specific date. A future is an agreement to buy or sell an instrument at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in equity securities is that their prices fluctuate. The value of your investment can go up or down depending upon market conditions, which means you could lose money. The value of equity securities may decline due to developments relating to the issuer, industry factors or general market conditions. Equity securities generally have greater price volatility than fixed income securities.

The fund's investment approach, with its emphasis on keeping portfolio turnover low, means that the fund could continue to hold various stocks through adverse markets rather than selling them. This could cause the fund to have deeper losses during down markets than a fund that has invested in similar stocks but does not seek reduced turnover. To the extent that the fund does sell securities during times of volatility, either for investment management reasons or to meet shareholder redemption requests, portfolio turnover and capital gains distributions are likely to increase as a result. For this reason, shareholders who actively trade or exchange fund shares could adversely affect the management of the fund and are discouraged from investing in it.

While the fund's buy-and-hold approach is designed to allow it to capture long-term gains, prices of some stocks may not return to previous highs. To the extent that the fund continues to hold these stocks, it may miss opportunities to realize gains and its long-term performance may be reduced.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and reduced ability to sell the fund's investment than if the fund held the securities of larger, more established companies.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The value of any bonds held by the fund is likely to decline when interest rates rise; this risk is greater for bonds with longer maturities. It is also possible that a bond issuer could default on principal or interest payments, causing a loss for the fund.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

On January 31, 2005, the fund reorganized with the State Street Research Legacy Fund (the SSR Fund). The SSR Fund transferred substantially all of its assets and liabilities to the fund in exchange for shares of the fund, which were then distributed to SSR Fund shareholders. For periods prior to January 31, 2005, the chart and table below show performance information for the SSR Fund, which had substantially similar investment goals and strategies as the fund. The chart and table give you a picture of long-term performance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the performance to that of the Russell 1000® Growth Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If certain expenses had not been waived or reimbursed during these periods, returns would have been lower.

The performance of Investor B Shares for the period before they were launched is based on the performance of Institutional Shares adjusted to reflect the class specific fees applicable to Investor B Shares at the time of such share class's launch. This information may be considered when assessing the fund's performance, but does not represent the actual performance of this share class.

As of 12/31  Investor A Shares

ANNUAL TOTAL RETURNS*

Capital Appreciation

These returns assume payment of applicable sales charges.

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	Since Inception	Inception Date[1]
Capital Appreciation; Inv A
Return Before Taxes	-1.77%	2.49%	4.00%	12/31/97
Return After Taxes on Distributions	-1.77%	2.49%	4.00%
Return After Taxes on Distributions and Sale of Shares	-1.15%	2.14%	3.47%
Capital Appreciation; Inv B
Return Before Taxes	-1.65%	2.50%	3.86%	12/31/97
Capital Appreciation; Inv C
Return Before Taxes	1.93%	2.86%	3.86%	12/31/97
Russell 1000® Growth (Reflects no deduction for fees, expenses or taxes)	9.08%	2.69%	2.98%	N/A

  *  The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC

  1  Inception date of the SSR Fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Investor B and C Shares will vary.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Shareholder Fees

(Fees paid directly from your investment)

	A Shares	B Shares		C Shares
Maximum Sales Charge (Load) Imposed on Purchases* (as percentage of offering price)	5.25%	0.0%		0.0%
Maximum Deferred Sales Charge (Load) (as percentage of offering price)	0.0%	4.5	%**	1.0	%***

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

	A Shares		B Shares		C Shares
Advisory fees		.65%		.65%		.65%
Distribution (12b-1) fees		– –%		.75%		.75%
Other expenses		.73%		.77%		.61%
Service fees	.25%		.25%		.25%
Other	.48%		.52%		.36%
Acquired fund fees and expenses[1]		– –%		– –%		– –%
Total annual fund operating expenses		1.38%		2.17%		2.01%
Fee waivers and expense reimbursements[2]		.03%		.07%		– –%
Net expenses[2]		1.35%		2.10%		2.01%

  *  Reduced front-end sales charges may be available (See the section "Can the Sales Charge be Reduced or Eliminated?" for more information regarding the reduction of front-end sales charges). A CDSC of 0.75% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

  **  The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See the section "Purchase of Investor B Shares" for complete schedule of CDSCs.)

  ***  There is no CDSC on C Shares after one year.

  1  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit expenses to 1.35% (for Investor A Shares) and 2.10% (for Investor B and C Shares) (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. Including voluntary waivers, the net expenses for Investor A Shares of the fund are estimated to be 1.28%, for the Investor B Shares of the fund are estimated to be 2.07% and for Investor C Shares of the fund are estimated to be 1.91% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses). See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B and C Shares only, no redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
A Shares*	$655	$936	$1,238	$2,093
B Shares**
Redemption	$663	$1,022	$1,358	$2,297	***
B Shares
No Redemption	$213	$672	$1,158	$2,297	***
C Shares**
Redemption	$304	$630	$1,083	$2,338
C Shares
No Redemption	$204	$630	$1,083	$2,338

  *  Reflects imposition of sales charge.

  **  Reflects deduction of CDSC.

  ***  Based on the conversion of Investor B Shares to Investor A Shares after eight years.

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund's distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. Investor B and Investor C Shares have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option schedule should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares

Fund Management

The fund management team is led by Jeffrey R. Lindsey, CFA, Managing Director at BlackRock Advisors, LLC (BlackRock), and Edward P. Dowd, Managing Director at BlackRock. Mr. Lindsey and Mr. Dowd also lead the portfolio management team of the BlackRock Exchange Fund.

Mr. Lindsey and Mr. Dowd joined BlackRock following the merger with State Street Research & Management (SSRM) in 2005. Mr. Lindsey is head of BlackRock's Fundamental Large Cap Growth equity team. He is primarily responsible for the financials and health care sectors. Prior to joining BlackRock, Mr. Lindsey, a co-portfolio manager of the SSR Legacy Fund since 2002, was a Managing Director and the Chief Investment Officer—Growth beginning in 2003, and was responsible for overseeing all of SSRM's growth and core products. He was employed by SSRM beginning in 2002. Prior to joining CRM, he spent eight years at Putnam Investments, most recently as Managing Director and Director of Concentrated Growth Products.

Prior to joining BlackRock, Mr. Dowd was a Vice President at SSRM. He was employed by SSRM beginning in 2002 and was a co-portfolio manager of the SSR Legacy Fund. During the past five years, he also served as a Vice President and Technology Sector Leader for Independence Investment LLC and as an equity research associate at Donaldson, Lufkin & Jenrette.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

Financial Highlights

The financial information in the tables below shows financial performance for the periods indicated. For periods prior to January 31, 2005, the table shows performance information for the SSR Fund, which reorganized with the fund on that date. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP (for periods through October 31, 2002) and Deloitte & Touche LLP (for periods after October 31, 2002). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Investor A, B or C Share Outstanding Throughout Each Period)

Capital Appreciation Portfolio

	INVESTOR A SHARES
	Year Ended 9/30/06	For the Period 11/01/04 to 9/30/05	Year Ended 10/31/04[1]	Year Ended 10/31/03[1]	Year Ended 10/31/02[1,2]
Net asset value at beginning of period	$13.82	$12.47	$11.91	$9.96	$11.56
Income from investment operations
Net investment income (loss)	(0.06)[3]	0.02 [3]	(0.08)	(0.05)	(0.03)
Net gain (loss) on investments (both realized and unrealized)	0.70	1.33	0.64	2.00	(1.57)
Total from investment operations	0.64	1.35	0.56	1.95	(1.60)
Redemption fees added to paid-in capital	– – [4]	– – [4]	– –	– –	– –
Net asset value at end of period	$14.46	$13.82	$12.47	$11.91	$9.96

Total return[5]	4.63%[6]	10.83%[6,7,8]	4.70%	19.58%	(13.84)%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$112,737	$120,371	$99,435	$103,247	$76,798
Ratios of expenses to average net assets
Net expenses	1.35%	1.31%[9]	1.44%	1.38%	1.38%
Total expenses	1.53%	1.48%[9]	1.44%	1.38%	1.39%
Ratios of net investment loss to average net assets
After advisory/administration and other fee waivers	(0.40)%	0.21%[9]	(0.62)%	(0.47)%	(0.28)%
Before advisory/administration and other fee waivers	(0.58)%	0.04%[9]	(0.62)%	(0.47)%	(0.29)%
Portfolio turnover rate	87%	70%	91%	113%	31%

1  Per-share figures have been calculated using the average shares method.

2  Audited by other auditors.

3  Calculated using the average shares outstanding method.

4  Redemption fees added to paid-in capital are less than $0.005 per share.

5  Neither front-end sales load nor contingent deferred sales load is reflected in total return.

6  Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

7  The total return includes an impact of 8 basis points related to payments made by SSRM prior to January 31, 2005.

8  Not annualized

9  Annualized.

Continued

FINANCIAL HIGHLIGHTS

(For an Investor A, B or C Share Outstanding Throughout Each Period)

Capital Appreciation Portfolio

	INVESTOR B SHARES
	Year Ended 9/30/06	For the Period 11/01/04 to 9/30/05	Year Ended 10/31/04[1]	Year Ended 10/31/03[1]	Year Ended 10/31/02[1,2]
Net asset value at beginning of period	$13.06	$11.86	$11.41	$9.61	$11.23
Income from investment operations
Net investment loss	(0.16)[3]	(0.06)[3]	(0.15)	(0.12)	(0.11)
Net gain (loss) on investments (both realized and unrealized)	0.66	1.26	0.60	1.92	(1.51)
Total from investment operations	0.50	1.20	0.45	1.80	(1.62)
Redemption fees added to paid-in capital	– – [4]	– – [4]	– –	– –	– –
Net asset value at end of period	$13.56	$13.06	$11.86	$11.41	$9.61

Total return[5]	3.83%[6]	10.12%[6,8,9]	3.94%	18.73%	(14.43)%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$71,078	$85,465	$97,938	$108,125	$90,564
Ratios of expenses to average net assets
Net expenses	2.10%	2.05%[10]	2.14%	2.08%	2.08%
Total expenses	2.20%	2.15%[10]	2.14%	2.08%	2.09%
Ratios of net investment loss to average net assets
After advisory/administration and other fee waivers	(1.16)%	(0.53)%[10]	(1.31)%	(1.17)%	(0.98)%
Before advisory/administration and other fee waivers	(1.26)%	(0.63)%[10]	(1.31)%	(1.17)%	(0.99)%
Portfolio turnover rate	87%	70%	91%	113%	31%
	INVESTOR C SHARES
	Year Ended 9/30/06	For the Period 11/01/04 to 9/30/05	Year Ended 10/31/04[1]	Year Ended 10/31/03[1]	Year Ended 10/31/02[1,2]
Net asset value at beginning of period	$13.06	$11.86	$11.41	$9.61	$11.23
Income from investment operations
Net investment loss	(0.15)[3]	(0.06)[3]	(0.15)	(0.11)	(0.11)
Net gain (loss) on investments (both realized and unrealized)	0.66	1.26	0.60	1.91	(1.51)
Total from investment operations	0.51	1.20	0.45	1.80	(1.62)
Redemption fees added to paid-in capital	– – [4]	– – [4]	– –	– –	– –
Net asset value at end of period	$13.57	$13.06	$11.86	$11.41	$9.61

Total return[5]	3.91%[6]	10.12%[6,8,9]	3.94%	18.73%	(14.43)%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$17,079	$20,570	$23,854	$30,516	$31,274
Ratios of expenses to average net assets
Net expenses	2.04%	2.05%[10]	2.14%	2.08%	2.08%
Total expenses	2.10%	2.15%[10]	2.14%	2.08%	2.09%
Ratios of net investment loss to average net assets
After advisory/administration and other fee waivers	(1.10)%	(0.51)%[10]	(1.30)%	(1.15)%	(0.99)%
Before advisory/administration and other fee waivers	(1.16)%	(0.61)%[10]	(1.30)%	(1.15)%	(1.00)%
Portfolio turnover rate	87%	70%	91%	113%	31%

1  Per-share figures have been calculated using the average shares method.

2  Audited by other auditors.

3  Calculated using the average shares outstanding method.

4  Redemption fees added to paid-in capital are less than $0.005 per share.

5  Neither front-end sales load nor contingent deferred sales load is reflected in total return.

6  Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

7  The total return includes an impact of 8 basis points related to payments made by SSRM prior to January 31, 2005.

8  The total return includes an impact of 9 basis points related to payments made by SSRM prior to January 31, 2005.

9  Not annualized

10  Annualized.

BlackRock

Mid-Cap Value Equity Portfolio

Investment Goal

The fund's investment goal is to seek long-term capital appreciation.

Primary Investment Strategies

In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by U.S. mid-capitalization value companies. Although a universal definition of mid-capitalization companies does not exist, the fund generally defines these companies as those with market capitalizations comparable in size to the companies in the Russell Midcap® Value Index (between approximately $1.3 billion and $19.2 billion as of December 29, 2006). In the future, the fund may define mid-capitalization companies using a different index or classification system. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock. From time to time the fund may invest in shares of companies through initial public offerings (IPOs).

The fund manager is seeking mid-capitalization stocks which he believes are worth more than is indicated by current market price. The manager initially screens for "value" stocks from the universe of U.S. mid-capitalization companies. The manager uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.

The fund generally will sell a stock when it reaches a target price, which is when the manager believes it is fully valued or when, in the manager's opinion, conditions change such that the risk of continuing to hold the stock is unacceptable when compared to its growth potential.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund's primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment goal.

As part of its normal operations, the fund may hold high quality money market securities pending investments or when it expects to

IMPORTANT DEFINITIONS

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholder, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Fundamental Analysis: A method of stock market analysis that concentrates on "fundamental" information about the company (such as its income statement, balance sheet, earnings and sales history, products and management) to attempt to forecast future stock value.

Investment Style: Refers to the guiding principles of a mutual fund's investment choices. The investment style of this fund is mid-cap value, referring to the type of securities the managers will choose for this fund.

Mid-Capitalization Companies: The fund generally defines these companies as those with market capitalizations comparable in size to the companies in the Russell Midcap Value Index. Capitalization refers to the market value of the company and is calculated by multiplying the number of shares outstanding by the current price per share.

Russell Midcap® Value Index: An index that consists of the bottom 800 securities of the Russell 1000® Index with less-than-average growth orientation as ranked by total market capitalization. Securities in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values.

Value Companies: All stocks are generally divided into the categories of "growth" or "value," although there are times when a growth fund and value fund may own the same stock. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general and whose growth in revenue is expected to continue for an extended period.

need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

The fund manager may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specified price on a specified date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The fund manager also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in equity securities is that their prices fluctuate. The value of your investment can go up or down depending upon market conditions, which means you could lose money. The value of equity securities may decline due to developments relating to the issuer, industry factors or general market conditions. Equity securities generally have greater price volatility than fixed income securities.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding mid-cap growth stocks may outperform this fund.

There is more business risk in investing in mid-capitalization companies than in larger, better capitalized companies. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performances. The investment performance of the fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund's performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

While the fund manager chooses stocks he believes to be undervalued, there is no guarantee that the investments will increase in value or that they won't decline.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

On January 31, 2005, the fund reorganized with the State Street Research Mid-Cap Value Fund (the SSR Fund). The SSR Fund transferred substantially all of its assets and liabilities to the fund in exchange for shares of the fund, which were then distributed to SSR Fund shareholders. For periods prior to January 31, 2005, the chart and table below show performance information for the SSR Fund, which had similar investment goals and strategies as the fund. The chart and table give you a picture of long-term performance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the performance to that of the Russell Midcap® Value Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If certain expenses had not been waived or reimbursed during these periods, returns would have been lower.

The performance of Investor B Shares for the period before they were launched is based on the performance of Investor A Shares adjusted to reflect the class specific fees applicable to Investor B Shares at the time of such share class's launch. This information may be considered when assessing the fund's performance, but does not represent the actual performance of this share class.

As of 12/31  Investor A Shares

ANNUAL TOTAL RETURNS*

Mid-Cap Value

These returns assume payment of applicable sales charges.

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
Mid-Cap Value; Inv A
Return Before Taxes	13.23%	10.59%	12.36%	08/25/86
Return After Taxes on Distributions	9.62%	8.53%	9.82%
Return After Taxes on Distributions and Sale of Shares	9.78%	8.16%	9.42%
Mid-Cap Value; Inv B
Return Before Taxes	14.11%	10.72%	12.14%	08/25/86
Mid-Cap Value; Inv C
Return Before Taxes	17.68%	11.01%	12.16%	08/25/86
Russell Midcap® Value (Reflects no deduction for fees, expenses or taxes)	20.22%	15.88%	13.65%	N/A

  *  The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC

  1  Inception date of the SSR Fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Investor B and C Shares will vary.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Shareholder Fees

(Fees paid directly from your investment)

	A Shares	B Shares		C Shares
Maximum Sales Charge (Load) Imposed on Purchases* (as percentage of offering price)	5.25%	0.0%		0.0%
Maximum Deferred Sales Charge (Load) (as percentage of offering price)	0.0%	4.5	%**	1.0	%***

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund's distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

	A Shares		B Shares		C Shares
Advisory fees		.80%		.80%		.80%
Distribution (12b-1) fees		– –%		.75%		.75%
Other expenses		.64%		.69%		.55%
Service fees	.25%		.25%		.25%
Other	.39%		.44%		.30%
Acquired fund fees and expenses[1]		– –%		– –%		– –%
Total annual fund operating expenses		1.44%		2.24%		2.10%
Fee waivers and expense reimbursements[2]		.19%		.24%		.10%
Net expenses[2]		1.25%		2.00%		2.00%

  *  Reduced front-end sales charges may be available (see the section "Can the Sales Charge Be Reduced or Eliminated?" for more information regarding the reduction of front-end sales charges). A CDSC of 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

  **  The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See the section "Purchase of Investor B Shares" for complete schedule of CDSCs.)

  ***  There is no CDSC on C Shares after one year.

  1  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit expenses to 1.25% (for Investor A Shares) and 2.00% (for Investor B and C Shares) (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of the waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
A Shares*	$646	$939	$1,253	$2,143
B Shares**
Redemption	$653	$1,027	$1,378	$2,354	***
B Shares
No Redemption	$203	$677	$1,178	$2,354	***
C Shares**
Redemption	$303	$648	$1,120	$2,423
C Shares
No Redemption	$203	$648	$1,120	$2,423

  *  Reflects imposition of sales charge.

  **  Reflects deduction of CDSC.

  ***  Based on the conversion of Investor B Shares to Investor A Shares after eight years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders three different ways to invest with three separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management

The fund management team is led by Anthony F. Forcione, CFA, Director at BlackRock Advisors, LLC (BlackRock), and Wayne J. Archambo, CFA, Managing Director at BlackRock.

Mr. Forcione joined BlackRock following the merger with State Street Research & Management (SSRM) in 2005 and was promoted to Director in January 2006. Prior to joining BlackRock, Mr. Forcione was a Vice President at SSRM. He assisted with the management of the State Street Research Mid Cap Value Fund since 2000 and was named a co-portfolio manager in 2003. Mr. Forcione joined SSRM in 1992 and became an equity analyst in 1997.

Mr. Archambo is the head of the small and mid-cap value equity team. He has primary responsibility for managing client portfolios within this strategy and client investment guidelines, and he makes purchase and sale decisions for these products and has been a portfolio manager for the Fund since January 2005. He is a member of the Global Equity Operating Committee and the Equity Investment Strategy Group. Prior to joining BlackRock in 2002, Mr. Archambo was a founding partner and Manager of Boston Partners Asset Management, L.P.'s small and mid-cap value equity products since the firm's inception in 1995.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

Financial Highlights

The financial information in the tables below shows the fund's financial performance for the periods indicated. For periods prior to January 31, 2005, the table shows performance information for the SSR Fund, which reorganized with the fund on that date. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP (for periods through June 30, 2002) and Deloitte & Touche LLP (for periods after June 30, 2002). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Investor A, B or C Share Outstanding Throughout Each Period)

Mid-Cap Value Equity Portfolio

	INVESTOR A SHARES
	Year Ended 9/30/06	For the Period 3/01/05 to 9/30/05	For the Period 7/01/04 to 2/28/05[1]	Year Ended 6/30/04[1,2]	Year Ended 6/30/03[1,2]	Year Ended 6/30/02[1,2,3]
Net asset value, beginning of period	$13.49	$12.53	$11.92	$8.91	$10.53	$11.73
Income from investment operations
Net investment income (loss)	0.08 [4]	0.02 [4]	0.07	0.05	0.06	0.02
Net realized and unrealized gain (loss) on investments	1.21	0.94	1.45	3.02	(1.22)	0.29
Total from investment operations	1.29	0.96	1.52	3.07	(1.16)	0.31
Less distributions
Dividends from net investment income	(0.02)	– –	(0.11)	(0.06)	– –	– –
Distributions from capital gains	(1.38)	– –	(0.80)	– –	(0.46)	(1.51)
Total distributions	(1.40)	– –	(0.91)	(0.06)	(0.46)	(1.51)
Redemption fees added to Paid-in capital	– – [5]	– – [5]	– –	– –	– –	– –
Net asset value, end of period	$13.38	$13.49	$12.53	$11.92	$8.91	$10.53

Total return[6]	10.56%[7]	7.66%[7,8]	12.98%[8]	34.51%	(10.61)%	2.96%
Ratios/Supplemental data
Net assets at end of year (in thousands)	$497,964	$500,479	$448,237	$363,188	$194,034	$242,113
Net expenses	1.25%	1.25%[9]	1.24%[9]	1.28%	1.29%	1.25%
Total expenses	1.56%	1.64%[9]	1.38%[9]	1.33%	1.48%	1.41%
Ratio of net investment income to average net assets
After advisory/administration and other fee waivers	0.62%	0.24%[9]	0.92%[9]	0.47%	0.65%	0.16%
Before advisory/administration and other fee waivers	0.31%	(0.15)%[9]	0.78%[9]	0.42%	0.47%	0.01%
Portfolio turnover rate	153%	60%	53%	86%	66%	69%

1  The performance prior to January 31, 2005 set forth in this table is the financial data of the State Street Research Mid-Cap Value Fund, series of a predecessor company, the State Street Research Funds. BlackRock Funds acquired all of the assets and certain stated liabilities of the State Street Research Mid-Cap Value Equity Fund on January 31, 2005. The net asset values and other per share information listed have been restated to reflect the conversion ratios of 1.57950264, 1.62345461, and 1.63087248 for Class A, Class B and Class C shares, respectively.

2  Per-share figures have been calculated using the average shares method.

3  Audited by other auditors.

4  Calculated using the average shares outstanding method.

5  Redemption fees added to paid-in capital are less than $0.005 per share.

6  Neither front-end sales load nor contingent deferred sales load is reflected in total return.

7  Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. There was no impact to the return.

8  Not annualized.

9  Annualized.

Continued

FINANCIAL HIGHLIGHTS

(For an Investor A, B or C Share Outstanding Throughout Each Period)

Mid-Cap Value Equity Portfolio

	INVESTOR B SHARES
	Year Ended 9/30/06	For the Period 3/01/05 to 9/30/05	For the Period 7/01/04 to 2/28/05[1]	Year Ended 6/30/04[1,2]	Year Ended 6/30/03[1,2]	Year Ended 6/30/02[1,2,3]
Net asset value at beginning of period	$12.73	$11.87	$11.28	$8.45	$10.05	$11.30
Net investment income (loss)	(0.02)[4]	(0.04)[4]	(0.03)	(0.02)	(0.01)	(0.06)
Net realized and unrealized gain (loss) on investments	1.13	0.90	1.41	2.85	(1.15)	0.28
Total from investment operations	1.11	0.86	1.38	2.83	(1.16)	0.22
Dividends from net investment income	– –	– –	(0.01)	– –	– –	– –
Dividends from capital gains	(1.38)	– –	(0.78)	– –	(0.44)	(1.47)
Total distributions	(1.38)	– –	(0.79)	– –	(0.44)	(1.47)
Redemption fees added to Paid-in capital	– – [5]	– – [5]	– –	– –	– –	– –
Net asset value, end of period	$12.46	$12.73	$11.87	$11.28	$8.45	$10.05

Total return[6]	9.63%[7]	7.25%[7,8]	12.39%[8]	33.53%	(11.13)%	2.20%
Ratios/Supplemental data
Net assets at end of year (in thousands)	$124,089	$131,651	$128,568	$109,815	$79,536	$91,416
Net expenses	2.00%	2.00%[9]	1.99%[9]	1.98%	1.99%	1.95%
Total expenses	2.25%	2.29%[9]	2.09%[9]	2.03%	2.18%	2.10%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	(0.13)%	(0.52)%[9]	0.20%[9]	(0.24)%	(0.05)%	(0.52)%
Before advisory/administration and other fee waivers	(0.38)%	(0.81)%[9]	0.10%[9]	(0.29)%	(0.23)%	(0.66)%
Portfolio turnover rate	153%	60%	53%	86%	66%	69%

1  The performance prior to January 31, 2005 set forth in this table is the financial data of the State Street Research Mid-Cap Value Fund, series of a predecessor company, the State Street Research Funds. BlackRock Funds acquired all of the assets and certain stated liabilities of the State Street Research Mid-Cap Value Equity Fund on January 31, 2005. The net asset values and other per share information listed have been restated to reflect the conversion ratios of 1.56483770, 1.57950264, 1.62345461, and 1.63087248 for Institutional, Class A, Class B and Class C shares, respectively.

2  Per-share figures have been calculated using the average shares method.

3  Audited by other auditors.

4  Calculated using the average shares outstanding method.

5  Redemption fees added to paid-in capital are less than $0.005 per share.

6  Neither front-end sale load nor contingent deferred sales loss is reflected in total return.

7  Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. There was no impact to the return.

8  Not annualized.

9  Annualized.

Continued

FINANCIAL HIGHLIGHTS

(For an Investor A, B or C Share Outstanding Throughout Each Period)

Mid-Cap Value Equity Portfolio

	INVESTOR C SHARES
	Year Ended 9/30/06	For the Period 3/01/05 to 9/30/05	For the Period 7/01/04 to 2/28/05[1]	Year Ended 6/30/04[1,2]	Year Ended 6/30/03[1,2]	Year Ended 6/30/02[1,2,3]
Net asset value, beginning of period	$12.73	$11.87	$11.28	$8.45	$10.04	$11.28
Income from investment operations
Net investment income (loss)	(0.02)[3]	(0.04)[3]	(0.03)	(0.02)	(0.01)	(0.05)
Net realized and unrealized gain (loss) on investments	1.13	0.90	1.40	2.85	(1.14)	0.28
Total from investment operations	1.11	0.86	1.37	2.83	(1.15)	0.23
Less distributions
Dividends from net investment income	– –	– –	(0.01)	– –	– –	– –
Distributions from capital gains	(1.38)	– –	(0.77)	– –	(0.44)	(1.47)
Total distributions	(1.38)	– –	(0.78)	– –	(0.44)	(1.47)
Redemption fees added to Paid-in capital	– – [5]	– – [5]	– –	– –	– –	– –
Net asset value, end of period	$12.46	$12.73	$11.87	$11.28	$8.45	$10.04

Total return[6]	9.63%[7]	7.25%[7,8]	12.40%[8]	33.53%	(11.09)%	2.25%
Ratios/Supplemental data
Net assets at end of year (in thousands)	$137,382	$103,344	$91,657	$82,758	$58,499	$62,505
Total expenses	2.00%	2.00%[9]	1.99%[9]	1.98%	1.99%	1.95%
Net expenses	2.15%	2.29%[9]	2.09%[9]	2.03%	2.19%	2.09%
Ratio of net investment income (loss) to average net assets
After advisory/administration and other fee waivers	(0.13)%	(0.50)%[9]	0.19%[9]	(0.24)%	(0.04)%	(0.51)%
Before advisory/administration and other fee waivers	(0.28)%	(0.79)%[9]	0.09%[9]	(0.29)%	(0.23)%	(0.64)%
Portfolio turnover rate	153%	60%	53%	86%	66%	69%

1  The performance prior to January 31, 2005 set forth in this table is the financial data of the State Street Research Mid-Cap Value Fund, series of a predecessor company, the State Street Research Funds. BlackRock Funds acquired all of the assets and certain stated liabilities of the State Street Research Mid-Cap Value Equity Fund on January 31, 2005. The net asset values and other per share information listed have been restated to reflect the conversion ratios of 1.56483770, 1.57950264, 1.62345461, and 1.63087248 for Institutional, Class A, Class B and Class C shares, respectively.

2  Per-share figures have been calculated using the average shares method.

3  Audited by other auditors.

4  Calculated using the average shares outstanding method.

5  Redemption fees added to paid-in capital are less than $0.005 per share.

6  Neither front-end sales load nor contingent deferred sales load is reflected in total return.

7  Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. There was no impact to the return.

8  Not annualized.

9  Annualized.

BlackRock

Mid-Cap Growth Equity Portfolio

IMPORTANT DEFINITIONS

Earnings Growth: The rate of growth in a company's earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth may cause share prices to increase.

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholder, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Fundamental Analysis: A method of stock market analysis that concentrates on "fundamental" information about the company (such as its income statement, balance sheet, earnings and sales history, products and management) to attempt to forecast future stock value.

Growth Companies: All stocks are generally divided into the categories of "growth" or "value," although there are times when a growth fund and value fund may own the same stock. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general and whose revenue growth is expected to continue for an extended period. These stocks typically pay relatively low dividends and sell at relatively high valuations. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas.

Investment Style: Refers to the guiding principles of a mutual fund's investment choices. The investment style of this fund is mid-cap growth, referring to the type of securities the managers will choose for this fund.

Mid-Capitalization Companies: The fund generally defines these companies as those with market capitalizations comparable in size to the companies in the Russell Midcap® Growth Index. Capitalization refers to the market value of the company and is calculated by multiplying the number of shares outstanding by the current price per share.

Russell Midcap® Growth Index: An index that consists of the bottom 800 securities of the Russell 1000® Index with greater-than-average growth orientation as ranked by total market capitalization. Securities in this index generally have higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth values.

Investment Goal

The fund seeks long-term capital appreciation.

Primary Investment Strategies

In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by U.S. mid-capitalization growth companies which the fund management team believes have above-average earnings growth potential. Although a universal definition of mid-capitalization companies does not exist, the fund generally defines these companies as those with market capitalizations comparable in size to the companies in the Russell Midcap® Growth Index (between approximately $1.2 billion and $21.4 billion as of December 29, 2006). In the future, the fund may define mid-capitalization companies using a different index or classification system. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock. From time to time the fund may invest in shares of companies through initial public offerings (IPOs).

The management team focuses on U.S. mid-capitalization emerging growth companies. The management team would expect these companies to have products, technologies, management, markets and opportunities which will facilitate earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation. The management team uses a bottom up investment style in managing the fund. This means securities are selected based upon fundamental analysis (such as analysis of earnings, cash flows, competitive position and management's abilities) performed by the management team.

The fund generally will sell a stock when, in the management team's opinion, there is a deterioration in the company's fundamentals or the company fails to meet performance expectations.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund's primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment goal.

As part of its normal operations, the fund may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in equity securities is that their prices fluctuate. The value of your investment can go up or down depending upon market conditions, which means you could lose money. The value of equity securities may decline due to developments relating to the issuer, industry factors or general market conditions. Equity securities generally have greater price volatility than fixed income securities.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding mid-cap value stocks may outperform this fund.

There is more business risk in investing in mid-capitalization companies than in larger, better capitalized companies. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performances. The investment performance of the fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund's performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

While the management team chooses stocks they believe to have above-average earnings growth potential, there is no guarantee that the investments will increase in value or that they won't decline.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Russell Midcap® Growth Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31  Investor A Shares

ANNUAL TOTAL RETURNS*

Mid-Cap Growth

These returns assume payment of applicable sales charges.

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
Mid-Cap Growth; Inv A
Return Before Taxes	0.38%	3.86%	8.27%	12/27/96
Return After Taxes on Distributions	0.38%	3.82%	5.50%
Return After Taxes on Distributions and Sale of Shares	0.25%	3.32%	5.74%
Mid-Cap Growth; Inv B
Return Before Taxes	0.63%	3.86%	8.25%	12/27/96
Mid-Cap Growth; Inv C
Return Before Taxes	4.13%	4.23%	8.09%	12/27/96
Russell Midcap® Growth (Reflects no deduction for fees, expenses or taxes)	10.65%	8.22%	8.62%	N/A

  *  The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Investor B and C Shares will vary.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Shareholder Fees

(Fees paid directly from your investment)

	A Shares	B Shares		C Shares
Maximum Sales Charge (Load) Imposed on Purchases* (as percentage of offering price)	5.25%	0.0%		0.0%
Maximum Deferred Sales Charge (Load) (as percentage of offering price)	0.0%	4.5	%**	1.0	%***

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

	A Shares		B Shares		C Shares
Advisory fees		.80%		.80%		.80%
Distribution (12b-1) fees		– –%		.75%		.75%
Other expenses		.81%		1.04%		.78%
Service fees	.25%		.25%		.25%
Other	.56%		.79%		.53%
Acquired fund fees and expenses[1]		– –%		– –%		– –%
Total annual fund operating expenses		1.61%		2.59%		2.33%
Fee waivers and expense reimbursements[2]		.03%		.26%		– –%
Net expenses[2]		1.58%		2.33%		2.33%

  *  Reduced front-end sales charges may be available (see the section "Can the Sales Charge be Reduced or Eliminated?" for more information regarding the reduction of front-end sales charges). A CDSC of 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

  **  The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See the section "Purchase of Investor B Shares" for complete schedule of CDSCs.)

  ***  There is no CDSC on C Shares after one year.

  1  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit expenses to 1.58% (for Investor A Shares) and 2.33% (for Investor B and C Shares) (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
A Shares*	$677	$1,004	$1,352	$2,333
B Shares**
Redemption	$686	$1,131	$1,552	$2,666	***
B Shares
No Redemption	$236	$781	$1,352	$2,666	***
C Shares**
Redemption	$336	$727	$1,245	$2,666
C Shares
No Redemption	$236	$727	$1,245	$2,666

  *  Reflects imposition of sales charge.

  **  Reflects deduction of CDSC.

  ***  Based on the conversion of Investor B Shares to Investor A Shares after eight years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund's distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

This prospectus offers shareholders different ways to invest with three separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management

The fund management team is led by Eileen M. Leary, CFA, Managing Director at BlackRock Advisors, LLC (BlackRock), Andrew Leger, Director at BlackRock, and Neil Wagner, Managing Director at BlackRock.

Ms. Leary joined BlackRock following the merger with State Street Research & Management (SSRM) in 2005. Prior to joining BlackRock, Ms. Leary was responsible for the State Street Research Mid-Cap Growth Fund's day-to-day portfolio management beginning in October 2002, when she became a Portfolio Manager at SSRM. Previously, she had been an Equity Research Associate and an Analyst.

Mr. Leger is a member of the small and mid-cap growth equity team. He is responsible for coverage of the media and leisure, energy, defense, restaurant and industrial sectors. Mr. Leger joined BlackRock in 2002 from Schroders Investment Management N.A., where he was a small/mid-cap equity analyst covering telecommunications, capital goods, transportation and utilities. Previously, Mr. Leger was a small cap equity analyst at Delphi Management.

Mr. Wagner heads an investment team at BlackRock focused on small and mid-cap growth equities. He has been a manager of the fund since May 2002. He became a Managing Director at BlackRock in January 2004. Prior to joining BlackRock in April 2002, Mr. Wagner worked at Massachusetts Financial Services (MFS), focusing on small and mid cap equities. Mr. Wagner joined MFS as a research analyst in 1998 and became a portfolio manager there in 2000. Prior to that, he was a senior equity research analyst at DFS Advisors LLC from 1997 to 1998.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

Financial Highlights

The financial information in the tables below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Investor A, B or C Share Outstanding Throughout Each Period)

Mid-Cap Growth Equity Portfolio

	INVESTOR A SHARES					INVESTOR B SHARES
	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$9.82	$8.26	$7.17	$5.77	$7.17	$9.00	7.63	$6.67	$5.41	$6.77
Income from investment operations
Net investment loss	(0.11)[2]	(0.11)[2]	(0.09)[2]	(0.07)	(0.11)	(0.17)[2]	(0.15)[2]	(0.14)[2]	(0.11)	(0.16)
Net gain (loss) on investments (both realized and unrealized)	0.42	1.67	1.18	1.47	(1.29)	0.39	1.52	1.10	1.37	(1.20)
Total from investment operations	0.31	1.56	1.09	1.40	(1.40)	0.22	1.37	0.96	1.26	(1.36)
Less distributions
Distributions from net realized gains	(0.13)	– –	– –	– –	– –	(0.13)	– –	– –	– –	– –
Total distributions	(0.13)	– –	– –	– –	– –	(0.13)	– –	– –	– –	– –
Redemption fees added to Paid-in capital	– – [3]	– – [3]	– – [3]	– – [3]	– –	– – [3]	– – [3]	– – [3]	– – [3]	– –
Net asset value at end of period	$10.00	$9.82	$8.26	$7.17	$5.77	$9.09	$9.00	$7.63	$6.67	$5.41
Total return[4]	3.16%[5]	18.89%[5]	15.20%[5]	24.26%[5]	(19.53)%	2.44%[5]	17.96%[5]	14.39%[5]	23.29%[5]	(20.09)%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$257,729	$290,285	$27,777	$25,960	$26,242	$48,635	$59,100	$31,900	$33,982	$33,822
Ratios of expenses to average net assets
Net expenses	1.58%	1.58%	1.67%	1.68%	1.62%	2.33%	2.33%	2.44%	2.43%	2.37%
Total expenses	1.74%	1.78%	1.77%	1.71%	1.62%	2.54%	2.41%	2.45%	2.45%	2.37%
Ratios of net investment loss to average net assets
After advisory/administration and other fee waivers	(1.11)%	(1.14)%	(1.09)%	(0.96)%	(1.24)%	(1.86)%	(1.82)%	(1.86)%	(1.69)%	(1.98)%
Before advisory/ administration and other fee waivers	(1.27)%	(1.34)%	(1.19)%	(0.98)%	(1.24)%	(2.07)%	(1.90)%	(1.87)%	(1.71)%	(1.98)%
Portfolio turnover rate	64%	85%	29%	168%	279%	64%	85%	29%	168%	279%

	INVESTOR C SHARES
	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$9.00	$7.63	$6.67	$5.41	$6.77
Income from investment operations
Net investment loss	(0.17)[2]	(0.15)[2]	(0.14)[2]	(0.11)	(0.18)
Net gain (loss) on investments (both realized and unrealized)	0.39	1.52	1.10	1.37	(1.18)
Total from investment operations	0.22	1.37	0.96	1.26	(1.36)
Less distributions
Distributions from net realized gains	(0.13)	– –	– –	– –	– –
Total distributions	(0.13	– –	– –	– –	– –
Redemption fees added to Paid-in capital	– – [3]	– – [3]	– – [3]	– – [3]	– –
Net asset value at end of period	$9.09	$9.00	$7.63	$6.67	$5.41
Total return[4]	2.44%[5]	17.96%[5]	14.39%[5]	23.29%[5]	(20.09)%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$18,047	$20,748	$11,269	$12,212	$12,092
Ratios of expenses to average net assets
Net expenses	2.33%	2.33%	2.44%	2.43%	2.37%
Total expenses	2.37%	2.41%	2.45%	2.45%	2.37%
Ratios of net investment loss to average net assets
After advisory/administration and other fee waivers	(1.86)%	(1.83)%	(1.86)%	(1.69)%	(1.98)%
Before advisory/administration and other fee waivers	(1.90)%	(1.91)%	(1.87)%	(1.71)%	(1.98)%
Portfolio turnover rate	64%	85%	29%	168%	279%

1  Audited by other auditors.

2  Calculated using the average shares outstanding method.

3  Redemption fees added to paid-in capital are less than $0.005 per share.

4  Neither front-end sales load nor contingent deferred sales load is reflected in total return.

5  Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

BlackRock

Aurora Portfolio

Investment Goal

The fund seeks to provide high total return, consisting principally of capital appreciation.

Primary Investment Strategies

Under normal market conditions, the fund invests at least 80% of its total assets in small- and mid-capitalization common and preferred stocks and securities convertible into common and preferred stocks.

In choosing among small- and mid-capitalization stocks, the fund takes a value approach, searching for those companies that appear to be trading below their true worth. The fund uses research to identify potential investments, examining such features as a company's financial condition, business prospects, competitive position and business strategy. The fund looks for companies that appear likely to come back in favor with investors, for reasons that may range from good prospective earnings and strong management teams to the introduction of new products and services.

Although a universal definition of small- and mid-capitalization companies does not exist, the fund generally defines these companies as those with market capitalizations comparable in size to the companies in the Russell 2500TM Value Index (between approximately $92 million and $7.3 billion as of December 29, 2006) or a similar index. In the future, the fund may define small-or mid-capitalization companies using a different index or classification system. The fund may continue to hold or buy additional shares of a company that no longer is of comparable size if the fund management team continues to believe that those shares are an attractive investment.

The fund reserves the right to invest up to 20% of total assets in other securities. These may include other types of stocks, such as large-capitalization stocks, growth stocks, and bonds. The fund may invest up to 5% of total assets in bonds that are below Standard & Poor's BBB or Moody's Baa rating categories, or their unrated equivalents (junk bonds). Split rated bonds will be considered to have the higher credit rating. From time to time the fund may invest without limit in shares of companies through initial public offerings (IPOs).

The fund generally will sell a stock when the fund management team believes the stock has reached its price target, it is fully valued or when, in their opinion, conditions change such that the

IMPORTANT DEFINITIONS

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholder, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Investment Style: Refers to the guiding principles of a mutual fund's investment choices. The investment style of this fund is small- and mid-cap value, referring to the type of securities the managers will choose for this fund.

Russell 2500TM Value Index: An index composed of the Russell 2500TM companies with lower price-to-book ratios and lower forecasted growth values.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Value Companies: All stocks are generally divided into the categories of "growth" or "value," although there are times when a growth fund and value fund may own the same stock. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general and whose growth in revenue is expected to continue for an extended period.

risk of continuing to hold the stock is unacceptable when compared to its growth potential.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund's primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment goal.

As part of its normal operations, the fund may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument at a specific price on or before a specific date. A future is an agreement to buy or sell an instrument at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in equity securities is that their prices fluctuate. The value of your investment can go up or down depending upon market conditions, which means you could lose money. The value of equity securities may decline due to developments relating to the issuer, industry factors or general market conditions. Equity securities generally have greater price volatility than fixed income securities.

While the fund management team chooses stocks it believes to be undervalued, there is no guarantee that the investments will increase in value or that they won't decline.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund's investment than if the fund held the securities of larger, more established companies.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performances. The investment performance of the fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund's performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The value of any bonds held by the fund is likely to decline when interest rates rise; this risk is greater for bonds with longer maturities. It is also possible that a bond issuer could default on principal or interest payments, causing a loss for the fund. The fund may invest in non-investment grade or "high yield" securities commonly known to investors as "junk bonds." Non-investment grade securities carry greater risks than investment grade securities, which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time.

The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market values may change from time to time, positively or negatively, to reflect new developments regarding the issuer. Companies that issue high yield securities are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bondholder. During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also impact the market for lower-rated securities and the fund. Also, the market for high yield securities is not as liquid as the market for higher rated securities. This means that it may be harder to buy and sell high yield securities, especially on short notice, and high yield securities may be more difficult for the fund to value accurately than higher rated securities. The market for high yield securities could also be impacted by legal or tax changes.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective.

Any securities that are thinly traded or whose resale is restricted can be difficult to sell at the desired time and price. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper the fund's ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element. Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities. Where registration is required for restricted or illiquid securities, a considerable time period may elapse between the time the fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the fund might obtain less favorable pricing terms than when it decided to sell the security.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

On January 31, 2005, the fund reorganized with the State Street Research Aurora Fund (the SSR Fund). The SSR Fund transferred substantially all of its assets and liabilities to the fund in exchange for shares of the fund, which were then distributed to SSR Fund shareholders. For periods prior to January 31, 2005, the chart and table below show performance information for the SSR Fund. The chart and table give you a picture of long-term performance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the performance to that of the Russell 2500(TM) Value Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If certain expenses had not been waived or reimbursed during these periods, returns would have been lower.

The performance of Investor B Shares for the period before they were launched is based on the performance of Institutional Shares adjusted to reflect the class specific fees applicable to Investor B Shares at the time of such share class's launch. This information may be considered when assessing the fund's performance, but does not represent the actual performance of this share class.

In January 2005 the fund changed its primary investment strategies and, therefore, the fund's performance prior to that date does not reflect the fund's current investment style.

As of 12/31  Investor A Shares

ANNUAL TOTAL RETURNS*

Aurora

These returns assume payment of applicable sales charges.

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
Aurora; Inv A
Return Before Taxes	6.86%	8.70%	14.87%	02/13/95
Return After Taxes on Distributions	2.02%	6.75%	13.41%
Return After Taxes on Distributions and Sale of Shares	10.48%	7.36%	13.04%
Aurora; Inv B
Return Before Taxes	8.51%	8.88%	14.65%	02/13/95
Aurora; Inv C
Return Before Taxes	11.15%	9.09%	14.65%	02/13/95
Russell 2500TM Value (Reflects no deduction for fees, expenses or taxes)	20.18%	15.51%	13.70%	N/A

  *  The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC

  1  Inception date of the SSR Fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Investor B and C Shares will vary.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Shareholder Fees

(Fees paid directly from your investment)

	A Shares	B Shares	C Shares
Maximum Sales Charge (Load) Imposed on Purchases* (as percentage of offering price)	5.25%	0.0%	0.0%
Maximum Deferred Sales Charge (Load) (as percentage of offering price)	0.0%	4.5%**	1.0	%***
Redemption Fee**** (as a percentage of amount redeemed)	2.0%	2.0%	2.0%

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

	A Shares		B Shares		C Shares
Advisory fees		.82%		.82%		.82%
Distribution (12b-1) fees		– –%		.75%		.75%
Other expenses		.65%		.67%		.65%
Service fees	.25%		.25%		.25%
Other	.40%		.42%		.40%
Acquired fund fees and expenses[1]		– –%		– –%		– –%
Total annual fund operating expenses		1.47%		2.24%		2.22%
Fee waivers and expense reimbursements[2]		.03%		.05%		.03%
Net expenses[2]		1.44%		2.19%		2.19%

  *  Reduced front-end sales charges may be available (See the section "Can the Sales Charge be Reduced or Eliminated?" for more information regarding the reduction of front-end sales charges). A CDSC of 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

  **  The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See the section "Purchase of Investor B Shares" for complete schedule of CDSCs.)

  ***  There is no CDSC on C Shares after one year.

  ****  Fee applies only to shares that are redeemed or exchanged within 30 days of purchase.

  1  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit expenses to 1.44% (for Investor A Shares) and 2.19% (for Investor B and C Shares) (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund's distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B and C Shares only, no redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
A Shares*	$664	$963	$1,283	$2,188
B Shares**
Redemption	$672	$1,045	$1,395	$2,377	***
B Shares
No Redemption	$222	$695	$1,195	$2,377	***
C Shares**
Redemption	$322	$691	$1,187	$2,552
C Shares
No Redemption	$222	$691	$1,187	$2,552

  *  Reflects imposition of sales charge.

  **  Reflects deduction of CDSC.

  ***  Based on the conversion of Investor B Shares to Investor A Shares after eight years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. Investor B and Investor C Shares have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option schedule should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management

The fund management team is led by Wayne J. Archambo, CFA, Managing Director at BlackRock Advisors, LLC (BlackRock) and Kate O'Connor, CFA, Managing Director at BlackRock.

Mr. Archambo is the head of the small and mid-cap value equity team. He has primary responsibility for managing client portfolios within this strategy and client investment guidelines, and he makes purchase and sale decisions for these products. He is a member of the Global Equity Operating Committee and the Equity Investment Strategy Group. Prior to joining BlackRock in 2002, Mr. Archambo was a founding partner and Manager of Boston Partners Asset Management, L.P.'s small and mid-cap value equity products since the firm's inception in 1995.

Ms. O'Connor is a member of the small and mid-cap value equity team and is also responsible for coverage of the health care sector. Prior to joining BlackRock in 2001, Ms. O'Connor was an equity analyst of mid and small cap growth and value products at Independence Investment LLC from 2000 to 2001, a principal at Boston Partners Asset Management, L.P. from 1997 to 2000 and previously an equity analyst at Morgan Stanley Dean Witter.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

Financial Highlights

The financial information in the tables below shows financial performance for the periods indicated. For periods prior to January 31, 2005, the table shows performance information for the SSR Fund, which reorganized with the fund on that date. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP (for periods through September 30, 2002) and Deloitte & Touche LLP (for periods after September 30, 2002). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Investor A, B or C Share Outstanding Throughout Each Period)

Aurora Portfolio

	INVESTOR A SHARES
	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04[1]	Year Ended 9/30/03[1]	Year Ended 9/30/02[1,2]
Net asset value at beginning of period	$41.88	$39.49	$32.28	$24.43	$26.51
Income from investment operations
Net investment loss	(0.05)[3]	(0.16)[3]	(0.22)	(0.19)	(0.23)
Net gain (loss) on investments (both realized and unrealized)	1.05	6.39	7.45	8.19	(1.85)
Total from investment operations	1.00	6.23	7.23	8.00	(2.08)
Less distributions
Distributions from capital gains	(7.49)	(3.84)	(0.02)	(0.15)	– –
Total distributions	(7.49)	(3.84)	(0.02)	(0.15)	– –
Redemption fees added to paid-in capital	– – [4]	– – [4]	– –	– –	– –
Net asset value at end of period	$35.39	$41.88	$39.49	$32.28	$24.43

Total return[5]	2.95%[6]	16.28%[6]	22.39%	32.90%	(7.85)%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$1,189,440	$1,690,497	$2,169,836	$1,682,504	$1,449,869
Ratios of expenses to average net assets
Expense ratio	1.44%	1.40%	1.40%	1.55%	1.47%
Expense ratio after expense reductions	1.56%	1.47%	1.40%	1.55%	1.48%
Ratios of net investment loss to average net assets
After advisory/administration and other fee waivers	(0.15)%	(0.36)%	(0.57)%	(0.69)%	(0.73)%
Before advisory/administration and other fee waivers	(0.27)%	(0.43)%	(0.57)%	(0.69)%	(0.74)%
Portfolio turnover rate	142%	73%	33%	48%	42%

1  Per-share figures have been calculated using the average shares method.

2  Audited by other auditors.

3  Calculated using the average shares outstanding method.

4  Redemption fees added to paid-in capital are less than $0.005 per share.

5  Neither front-end sales load nor contingent deferred sales load is reflected in total return.

6  Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. There was no impact to the return.

Continued

FINANCIAL HIGHLIGHTS

(For an Investor A, B or C Share Outstanding Throughout Each Period)

Aurora Portfolio

	INVESTOR B SHARES
	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04[1]	Year Ended 9/30/03[1]	Year Ended 9/30/02[1,2]
Net asset value at beginning of period	$38.32	$36.67	$30.19	$23.02	$25.16
Income from investment operations
Net investment loss	(0.29)[3]	(0.40)[3]	(0.45)	(0.36)	(0.42)
Net gain (loss) on investments (both realized and unrealized)	0.94	5.89	6.95	7.68	(1.72)
Total from investment operations	0.65	5.49	6.50	7.32	(2.14)
Less distributions
Distributions from capital gains	(7.49)	(3.84)	(0.02)	(0.15)	– –
Total distributions	(7.49)	(3.84)	(0.02)	(0.15)	– –
Redemption fees added to paid-in capital	– – [4]	– – [4]	– –	– –	– –
Net asset value at end of period	$31.48	$38.32	$36.67	$30.19	$23.02
Total return[5]	2.18%[6]	15.44%[6]	21.53%	31.96%	(8.51)%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$329,207	$436,642	$470,430	$401,016	$340,529
Ratios of expenses to average net assets
Expense ratio	2.19%	2.14%	2.10%	2.25%	2.17%
Expense ratio after expense reductions	2.23%	2.15%	2.10%	2.25%	2.18%
Ratios of net investment loss to average net assets
After advisory/administration and other fee waivers	(0.90)%	(1.10)%	(1.27)%	(1.39)%	(1.43)%
Before advisory/administration and other fee waivers	(0.94)%	(1.11)%	(1.27)%	(1.39)%	(1.44)%
Portfolio turnover rate	142%	73%	33%	48%	42%
	INVESTOR C SHARES
	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04[1]	Year Ended 9/30/03[1]	Year Ended 9/30/02[1,2]
Net asset value at beginning of period	$38.32	$36.67	$30.18	$23.01	$25.16
Income from investment operations
Net investment loss	(0.29)[3]	(0.42)[3]	(0.45)	(0.35)	(0.42)
Net gain (loss) on investments (both realized and unrealized)	0.93	5.91	6.96	7.67	(1.73)
Total from investment operations	0.64	5.49	6.51	7.32	(2.15)
Less distributions
Distributions from capital gains	(7.49)	(3.84)	(0.02)	(0.15)	– –
Total distributions	(7.49)	(3.84)	(0.02)	(0.15)	– –
Redemption fees added to paid-in capital	– – [4]	– – [4]	– –	– –	– –
Net asset value at end of period	$31.47	$38.32	$36.67	$30.18	$23.01

Total return[5]	2.16%[6]	15.45%[6]	21.57%	31.97%	(8.55)%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$283,562	$405,952	$493,980	$409,076	$402,010
Ratios of expenses to average net assets
Expense ratio	2.19%	2.14%	2.10%	2.25%	2.17%
Expense ratio after expense reductions	2.22%	2.15%	2.10%	2.25%	2.18%
Ratios of net investment loss to average net assets
After advisory/administration and other fee waivers	(0.90)%	(1.10)%	(1.27)%	(1.39)%	(1.43)%
Before advisory/administration and other fee waivers	(0.93)%	(1.11)%	(1.27)%	(1.39)%	(1.44)%
Portfolio turnover rate	142%	73%	33%	48%	42%

1  Per-share figures have been calculated using the average shares method.

2  Audited by other auditors.

3  Calculated using the average shares outstanding method.

4  Redemption fees added to paid-in capital are less than $0.005 per share.

5  Neither front-end sales load nor contingent deferred sales load is reflected in total return.

6  Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

BlackRock

Small/Mid-Cap Growth Portfolio

IMPORTANT DEFINITIONS

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Fundamentals: "Fundamental" information about a company (such as its income statement, balance sheet, earnings and sales history, products and management).

Growth Companies: All stocks are generally divided into the categories of "growth" or "value," although there are times when a growth fund and value fund may own the same stock. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general and whose revenue growth is expected to continue for an extended period. These stocks typically pay relatively low dividends and sell at relatively high valuations. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas.

Investment Style: Refers to the guiding principles of a mutual fund's investment choices. The investment style of this fund is small- and mid-cap growth, referring to the type of securities the managers will choose for this fund.

Russell 2500TM Growth Index: An index composed of the Russell 2500TM companies with higher price-to-book ratios and higher forecasted growth values.

Investment Goal

The fund seeks to provide growth of capital.

Primary Investment Strategies

Under normal market conditions, the fund invests at least 80% of total assets in small-capitalization and mid-capitalization companies.

The fund views small- and mid-capitalization companies as those that are less mature and appear to have the potential for rapid growth. Although a universal definition of small- and mid-capitalization companies does not exist, the fund generally defines these companies as those with market capitalizations similar to the market capitalizations of companies in the Russell 2500TM Growth Index (between approximately $68 million and $8.2 billion as of December 29, 2006) or a similar index. In the future, the fund may define small- or mid-capitalization companies using a different index or classification system. The fund may continue to hold or buy additional shares of a company that no longer is of comparable size if the fund management team continues to believe that those shares are an attractive investment. The fund's stock investments may include common and preferred stocks, securities convertible into common and preferred stock and warrants.

The fund uses research to identify potential investments, examining such features as a company's financial condition, business prospects, competitive position and business strategy. The fund looks for companies that have good current or prospective earnings and strong management teams.

The fund reserves the right to invest up to 20% of total assets in other securities. These may include other types of stocks, such as value or dividend stocks. They may also include bonds rated investment-grade at the time of purchase and their unrated equivalents, as well as U.S. government securities. From time to time the fund may invest without limit in shares of companies through initial public offerings (IPOs).

The fund generally will sell a stock when, in the management team's opinion, the stock reaches its price target, there is a deterioration in the company's fundamentals, a change in macroeconomic outlook, technical deterioration, valuation issues, a need to rebalance the portfolio or a better opportunity elsewhere.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund's primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment goal.

As part of its normal operations, the fund may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument at a specific price on or before a specific date. A future is an agreement to buy or sell an instrument at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in equity securities is that their prices fluctuate. The value of your investment can go up or down depending upon market conditions, which means you could lose money. The value of equity securities may decline due to developments relating to the issuer, industry factors or general market conditions. Equity securities generally have greater price volatility than fixed income securities.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund's investment than if the fund held the securities of larger, more established companies.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The value of any bonds held by the fund is likely to decline when interest rates rise; this risk is greater for bonds with longer maturities. It is also possible that a bond issuer could default on principal or interest payments, causing a loss for the fund.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performances. The investment performance of the fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund's performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective.

Any securities that are thinly traded or whose resale is restricted can be difficult to sell at the desired time and price. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper the fund's ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element. Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities. Where registration is required for restricted or illiquid securities, a considerable time period may elapse between the time the fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the fund might obtain less favorable pricing terms than when it decided to sell the security.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

On January 31, 2005, the fund reorganized with the State Street Research Emerging Growth Fund (the SSR Fund). The SSR Fund transferred substantially all of its assets and liabilities to the fund in exchange for shares of the fund, which were then distributed to SSR Fund shareholders. For periods prior to January 31, 2005, the chart and table below show performance information for the SSR Fund, which had substantially similar investment goals and strategies as the fund. The chart and table give you a picture of long-term performance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the performance to that of the Russell 2500TM Growth Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If certain expenses had not been waived or reimbursed during these periods, returns would have been lower.

The performance of Investor B Shares for the period before they were launched is based on the performance of Institutional Shares adjusted to reflect the class specific fees applicable to Investor B Shares at the time of such share class's launch. This information may be considered when assessing the fund's performance, but does not represent the actual performance of this share class.

As of 12/31  Investor A Shares

ANNUAL TOTAL RETURNS*

Small/Mid-Cap Growth

These returns assume payment of applicable sales charges.

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
Small/Mid-Cap Growth; Inv A
Return Before Taxes	3.63%	6.07%	8.16%	10/04/93
Return After Taxes on Distributions	2.78%	5.72%	6.52%
Return After Taxes on Distributions and Sale of Shares	3.42%	5.19%	6.17%
Small/Mid-Cap Growth; Inv B
Return Before Taxes	3.91%	6.08%	7.97%	10/04/93
Small/Mid-Cap Growth; Inv C
Return Before Taxes	7.48%	6.42%	8.01%	10/04/93
Russell 2500TM Growth (Reflects no deduction for fees, expenses or taxes)	12.27%	7.62%	7.11%	N/A

  *  The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Investor B and C Shares will vary.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Shareholder Fees

(Fees paid directly from your investment)

	A Shares	B Shares	C Shares
Maximum Sales Charge (Load) Imposed on Purchases* (as percentage of offering price)	5.25%	0.0%	0.0%
Maximum Deferred Sales Charge (Load) (as percentage of offering price)	0.0%	4.5%**	1.0	%***
Redemption Fee**** (as a percentage of amount redeemed)	2.0%	2.0%	2.0%

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund's distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

	A Shares		B Shares		C Shares
Advisory fees		.75%		.75%		.75%
Distribution (12b-1) fees		– –%		.75%		.75%
Other expenses		.82%		.94%		.80%
Service fees	.25%		.25%		.25%
Other	.57%		.69%		.55%
Acquired fund fees and expenses		.01%		.01%		.01%
Total annual fund operating expenses		1.58%		2.45%		2.31%
Fee waivers and expense reimbursements[1]		.22%		.34%		.20%
Net expenses[1]		1.36%		2.11%		2.11%

  *  Reduced front-end sales charges may be available (See the section "Can the Sales Charge be Reduced or Eliminated?" for more information regarding the reduction of front-end sales charges). A CDSC of 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

  **  The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See the section "Purchase of Investor B Shares" for complete schedule of CDSCs.)

  ***  There is no CDSC on C Shares after one year.

  ****  Fee applies only to shares that are redeemed or exchanged within 30 days of purchase.

  1  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit expenses to 1.35% (for Investor A Shares) and 2.10% (for Investor B and C Shares) (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B and C Shares only, no redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
A Shares*	$656	$977	$1,321	$2,287
B Shares**
Redemption	$664	$1,081	$1,475	$2,545	***
B Shares
No Redemption	$214	$731	$1,275	$2,545	***
C Shares**
Redemption	$314	$702	$1,217	$2,630
C Shares
No Redemption	$214	$702	$1,217	$2,630

  *  Reflects imposition of sales charge.

  **  Reflects deduction of contingent deferred sales charge.

  ***  Based on the conversion of Investor B Shares to Investor A Shares after eight years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. Investor B and Investor C Shares have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option schedule should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management

The fund management team is led by Neil Wagner, Managing Director at BlackRock Advisors, LLC (BlackRock), Andrew F. Thut, Director at BlackRock, Eileen Leary, CFA, Managing Director at BlackRock, Rob Hallisey, Vice President at BlackRock and Andrew Leger, Director at BlackRock.

Mr. Wagner heads an investment team at BlackRock focused on small and mid-cap growth equities. He became a Managing Director at BlackRock in January 2004. Prior to joining BlackRock in April 2002, Mr. Wagner worked at Massachusetts Financial Services (MFS), focusing on small and mid-cap equities. Mr. Wagner joined MFS as a research analyst in 1998 and became a portfolio manager there in 2000. Prior to that, he was a senior equity research analyst at DFS Advisors LLC from 1997 to 1998.

Mr. Thut is a member of the small and mid-cap growth equity team and is also responsible for the coverage of the business services and retail sectors. Prior to joining BlackRock in April 2002, Mr. Thut had been an equity analyst on the small and mid-cap growth team at MFS since 1998. Prior to joining MFS, Mr. Thut had worked in the Technology Investment Banking Group at BT Alex Brown since 1995.

Ms. Leary joined BlackRock following the merger with State Street Research & Management (SSRM) in 2005. Prior to joining BlackRock, Ms. Leary was responsible for the State Street Research Mid-Cap Growth Fund's day-to-day portfolio management beginning in October 2002, when she became a Portfolio Manager SSRM. Previously, she had been an Equity Research Associate and an Analyst.

Mr. Hallisey is a member of BlackRock's small and mid-cap growth equity team. He is responsible for coverage of the health care sector. Prior to joining BlackRock in 2002, Mr. Hallisey was an equity analyst at Sirios Capital Management where he covered the health care sector for a large hedge fund. From 1991 to 2000, Mr. Hallisey worked at John Hancock Funds as an equity analyst and as an Assistant Portfolio Manager on the John Hancock Global Health Sciences Fund.

Mr. Leger is a member of the small and mid-cap growth equity team. He is responsible for coverage of the media and leisure, energy, defense, restaurant and industrial sectors. Mr. Leger joined BlackRock in 2002 from Schroders Investment Management N.A., where he was a small/mid-cap equity analyst covering telecommunications, capital goods, transportation and utilities. Previously, Mr. Leger was a small cap equity analyst at Delphi Management.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

Financial Highlights

The financial information in the tables below shows financial performance for the periods indicated. For periods prior to January 31, 2005, the table shows performance information for the SSR Fund, which reorganized with the fund on that date. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP (for periods through September 30, 2002) and Deloitte & Touche LLP (for periods after September 30, 2002). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Investor A, B or C Share Outstanding Throughout Each Period)

Small/Mid-Cap Growth Portfolio

	INVESTOR A SHARES
	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04[1]	Year Ended 9/30/03[1]	Year Ended 9/30/02[1,2]
Net asset value at beginning of period	$14.48	$11.96	$11.63	$8.73	$9.27
Income from investment operations
Net investment loss	(0.15)[3]	(0.13)[3]	(0.14)	(0.11)	(0.09)
Net gain (loss) on investments (both realized and unrealized)	1.05	2.65	0.47	3.01	(0.45)
Total from investment operations	0.90	2.52	0.33	2.90	(0.54)
Less distributions
Distributions from capital gains	(0.64)	– –	– –	– –	– –
Total distributions	(0.64)	– –	– –	– –	– –
Redemption fees added to paid-in capital	– – [4]	– – [4]	– –	– –	– –
Net asset value at end of period	$14.74	$14.48	$11.96	$11.63	$8.73
Total return[5]	6.31%[6]	21.07%[6]	2.84%	33.22%	(5.93)%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$209,646	$215,622	$268,065	$117,571	$41,474
Ratios of expenses to average net assets
Expense ratio	1.35%	1.37%[7]	1.39%	1.40%	1.40%
Expense ratio after expense reductions	1.66%	1.64%	1.56%	1.78%	1.98%
Ratios of net investment loss to average net assets
After advisory/administration and other fee waivers	(1.00)%	(0.87)%	(1.09)%	(1.10)%	(0.90)%
Before advisory/administration and other fee waivers	(1.31)%	(1.14)%	(1.26)%	(1.48)%	(1.48)%
Portfolio turnover rate	49%	122%	208%	167%	168%

1  Per-share figures have been calculated using the average shares method.

2  Audited by other auditors.

3  Calculated using the average shares outstanding method.

4  Redemption fees added to paid-in capital are less than $0.005 per share.

5  Neither front-end sales load nor contingent deferred sales load is reflected in total return.

6  Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. There was no impact to the return.

7  For the period October 1, 2004, through January 31, 2005, the expense ratio reflects the expenses of the State Street Research Emerging Growth Fund prior to its reorganization with the Small Mid-Cap Growth Portfolio on January 31, 2005. The expense ratio for the period October 1, 2004 through January 31, 2005 was 1.41%. The expense ratio of the Portfolio for the period February 1, 2005, through September 30, 2005, was 1.35%.

Continued

FINANCIAL HIGHLIGHTS

(For an Investor A, B or C Share Outstanding Throughout Each Period)

Small/Mid-Cap Growth Portfolio

	INVESTOR B SHARES
	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04[1]	Year Ended 9/30/03[1]	Year Ended 9/30/02[1,2]
Net asset value at beginning of period	$13.03	$10.84	$10.62	$8.03	$8.60
Income from investment operations
Net investment loss	(0.23)[3]	(0.19)[3]	(0.21)	(0.16)	(0.15)
Net gain (loss) on investments (both realized and unrealized)	0.94	2.38	0.43	2.75	(0.42)
Total from investment operations	0.71	2.19	0.22	2.59	(0.57)
Less distributions
Distributions from capital gains	(0.64)	– –	– –	– –	– –
Total distributions	(0.64)	– –	– –	– –	– –
Redemption fees added to paid-in capital	– – [4]	– – [4]	– –	– –	– –
Net asset value at end of period	$13.10	$13.03	$10.84	$10.62	$8.03
Total return[5]	5.52%[6]	20.20%[6]	2.17%	32.25%	(6.63)%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$23,085	$24,925	$24,880	$19,797	$13,288
Ratios of expenses to average net assets
Expense ratio	2.10%	2.10%	2.09%	2.10%	2.10%
Expense ratio after expense reductions	2.40%	2.30%	2.25%	2.54%	2.68%
Ratios of net investment loss to average net assets
After advisory/administration and other fee waivers	(1.75)%	(1.58)%	(1.79)%	(1.78)%	(1.60)%
Before advisory/administration and other fee waivers	(2.05)%	(1.78)%	(1.95)%	(2.22)%	(2.18)%
Portfolio turnover rate	49%	122%	208%	167%	168%
	INVESTOR C SHARES
	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04[1]	Year Ended 9/30/03[1]	Year Ended 9/30/02[1,2]
Net asset value at beginning of period	$13.06	$10.87	$10.64	$8.05	$8.61
Income from investment operations
Net investment loss	(0.23)[3]	(0.20)[3]	(0.21)	(0.16)	(0.15)
Net gain (loss) on investments (both realized and unrealized)	0.93	2.39	0.44	2.75	(0.41)
Total from investment operations	0.70	2.19	0.23	2.59	(0.56)
Less distributions
Distributions from capital gains	(0.64)	– –	– –	– –	– –
Total distributions	(0.64)	– –	– –	– –	– –
Redemption fees added to paid-in capital	– – [4]	– – [4]	– –	– –	– –
Net asset value at end of period	$13.12	$13.06	$10.87	$10.64	$8.05
Total return[5]	5.43%[6]	20.15%[6]	2.16%	32.17%	(6.50)%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$17,041	$20,963	$29,627	$13,530	$5,794
Ratios of expenses to average net assets
Expense ratio	2.10%	2.10%	2.09%	2.10%	2.10%
Expense ratio after expense reductions	2.30%	2.32%	2.26%	2.51%	2.68%
Ratios of net investment loss to average net assets
After advisory/administration and other fee waivers	(1.75)%	(1.60)%	(1.79)%	(1.79)%	(1.60)%
Before advisory/administration and other fee waivers	(1.95)%	(1.82)%	(1.96)%	(2.20)%	(2.18)%
Portfolio turnover rate	49%	122%	208%	167%	168%

1  Per-share figures have been calculated using the average shares method.

2  Audited by other auditors.

3  Calculated using the average shares outstanding method.

4  Redemption fees added to paid-in capital are less than $0.005 per share.

5  Neither front-end sales load nor contingent deferred sales load is reflected in total return.

6  Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. There was no impact to the return.

BlackRock

Small Cap Value Equity Portfolio

The fund is closed to new investors. Existing shareholders may make additional investments in current accounts. In addition, new accounts may be opened by (i) any investor if the taxpayer identification number for the new account will be the same as that for a current account and (ii) 401(k), 403(b), 457 and other similar group retirement plan programs or certain discretionary wrap fee programs that have current accounts.

Investment Goal

The fund seeks long-term capital appreciation.

Primary Investment Strategies

In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by U.S. small capitalization value companies (market capitalizations under $2 billion). The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock. From time to time the fund may invest in shares of companies through initial public offerings (IPOs).

The fund manager is seeking small capitalization stocks which he believes are worth more than is indicated by current market price. The manager initially screens for "value" stocks from the universe of companies with market capitalizations under $2 billion. The manager uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.

The fund generally will sell a stock when it reaches a target price which is when the manager believes it is fully valued or when, in the manager's opinion, conditions change such that the risk of continuing to hold the stock is unacceptable when compared to its growth potential.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund's primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment goal.

IMPORTANT DEFINITIONS

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholder, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Fundamental Analysis: A method of stock market analysis that concentrates on "fundamental" information about the company (such as its income statement, balance sheet, earnings and sales history, products and management) to attempt to forecast future stock value.

Investment Style: Refers to the guiding principles of a mutual fund's investment choices. The investment style of this fund is small cap value, referring to the type of securities the managers will choose for this fund.

Small Capitalization Companies: The fund defines these companies as those with market capitalizations under $2 billion. Capitalization refers to the market value of the company and is calculated by multiplying the number of shares outstanding by the current price per share.

Russell 2000® Value Index: An index that contains those securities with less-than-average growth orientations, generally having lower price-to-book and price-to-earnings ratios.

Value Companies: All stocks are generally divided into the categories of "growth" or "value," although there are times when a growth fund and value fund may own the same stock. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general and whose growth in revenue is expected to continue for an extended period.

As part of its normal operations, the fund may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

The fund manager may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The fund manager also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in equity securities is that their prices fluctuate. The value of your investment can go up or down depending upon market conditions, which means you could lose money. The value of equity securities may decline due to developments relating to the issuer, industry factors or general market conditions. Equity securities generally have greater price volatility than fixed income securities.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding small cap growth stocks may outperform this fund.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund's investment than if the fund held the securities of larger, more established companies.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performances. The investment performance of the fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund's performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

While the fund manager chooses stocks he believes to be undervalued, there is no guarantee that the investments will increase in value or that they won't decline.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective.

Any securities that are thinly traded or whose resale is restricted can be difficult to sell at the desired time and price. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper the fund's ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element. Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities. Where registration is required for restricted or illiquid securities, a considerable time period may elapse between the time the fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the fund might obtain less favorable pricing terms than when it decided to sell the security.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Russell 2000® Value Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31  Investor A Shares

ANNUAL TOTAL RETURNS*

Small Cap Value

These returns assume payment of applicable sales charges.

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
Small Cap Value; Inv A
Return Before Taxes	11.99%	11.63%	10.08%	04/13/92
Return After Taxes on Distributions	7.22%	7.16%	6.79%
Return After Taxes on Distributions and Sale of Shares	11.06%	8.00%	7.18%
Small Cap Value; Inv B
Return Before Taxes	13.16%	11.83%	10.01%	04/13/92
Small Cap Value; Inv C
Return Before Taxes	16.38%	12.00%	9.84%	04/13/92
Russell 2000® Value (Reflects no deductions for fees, expenses or taxes)	23.48%	15.38%	13.28%	N/A

  *  The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Investor B and C Shares will vary.

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund's distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Shareholder Fees

(Fees paid directly from your investment)

	A Shares	B Shares	C Shares
Maximum Sales Charge (Load) Imposed on Purchases* (as percentage of offering price)	5.25%	0.0%	0.0%
Maximum Deferred Sales Charge (Load) (as percentage of offering price)	0.0%	4.5%**	1.0	%***
Redemption Fee****	2.0%	2.0%	2.0%
(as a percentage of amount redeemed)

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

	A Shares		B Shares		C Shares
Advisory fees		.55%		.55%		.55%
Distribution (12b-1) fees		– –%		.75%		.75%
Other expenses		.76%		1.06%		.85%
Service fees	.25%		.25%		.25%
Other	.51%		.81%		.60%
Acquired fund fees and expenses		.01%		.01%		.01%
Total annual fund operating expenses		1.32%		2.37%		2.16%
Fee waivers and expense reimbursements[1]		– –%		.17%		– –%
Net expenses[1]		1.32%		2.20%		2.16%

  *  Reduced front-end sales charges may be available (see the section "Can the Sales Charge be Reduced or Eliminated? for more information regarding the reduction of front-end sales charges). A CDSC of 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

  **  The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See the section "Purchase of Investor B Shares" for complete schedule of CDSCs.)

  ***  There is no CDSC on C Shares after one year.

  ****  Fee applies only to shares that are redeemed or exchanged within 30 days of purchase.

  1  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit expenses to 1.44% (for Investor A Shares) and 2.19% (for Investor B and C Shares) (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
A Shares*	$652	$921	$1,210	$2,032
B Shares**
Redemption	$673	$1,073	$1,450	$2,431	***
B Shares
No Redemption	$223	$723	$1,250	$2,431	***
C Shares**
Redemption	$319	$676	$1,159	$2,493
C Shares
No Redemption	$219	$676	$1,159	$2,493

  *  Reflects imposition of sales charge.

  **  Reflects deduction of CDSC.

  ***  Based on the conversion of Investor B Shares to Investor A Shares after eight years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management

The fund management team is led by Wayne J. Archambo, CFA, Managing Director at BlackRock Advisors, LLC (BlackRock) and Kate O'Connor, CFA, Managing Director at BlackRock.

Mr. Archambo is the head of the small and mid-cap value equity team. He has primary responsibility for managing client portfolios within this strategy and client investment guidelines, and he makes purchase and sale decisions for these products. He is a member of the Global Equity Operating Committee and the Equity Investment Strategy Group. Prior to joining BlackRock in 2002, Mr. Archambo was a founding partner and Manager of Boston Partners Asset Management, L.P.'s small and mid-cap value equity products since the firm's inception in 1995.

Ms. O'Connor is a member of the small and mid-cap value equity team and is also responsible for coverage of the health care sector. Prior to joining BlackRock in 2001, Ms. O'Connor was an equity analyst of mid and small cap growth and value products at Independence Investment LLC from 2000 to 2001, a principal at Boston Partners Asset Management, L.P. from 1997 to 2000 and previously an equity analyst at Morgan Stanley Dean Witter.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

Financial Highlights

The financial information in the tables below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Investor A, B or C Share Outstanding Throughout Each Period)

Small Cap Value Equity Portfolio

	INVESTOR A SHARES					INVESTOR B SHARES
	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$14.86	$15.00	$14.04	$12.76	$16.18	$13.28	$13.77	$13.11	$12.11	$15.58
Income from investment operations
Net investment income (loss)	(0.03)[2]	– – [2,3]	(0.09)[2]	(0.05)	(0.10)	(0.12)[2]	(0.10)[2]	(0.19)[2]	(0.13)	(0.20)
Net gain (loss) on investments (both realized and unrealized)	1.19	2.85	2.84	3.29	(0.99)	1.03	2.60	2.64	3.09	(0.94)
Total from investment operations	1.16	2.85	2.75	3.24	(1.09)	0.91	2.50	2.45	2.96	(1.14)
Less distributions
Distributions from net investment income	(0.17)	– –	– –	– –	– –	(0.15)	– –	– –	– –	– –
Distributions from net realized gains	(2.74)	(2.99)	(1.79)	(1.96)	(2.33)	(2.74)	(2.99)	(1.79)	(1.96)	(2.33)
Total distributions	(2.91)	(2.99)	(1.79)	(1.96)	(2.33)	(2.89)	(2.99)	(1.79)	(1.96)	(2.33)
Redemption fees added to paid-in capital	– – [4]	– – [4]	– – [4]	– – [4]	– –	– – [4]	– – [4]	– – [4]	– – [4]	– –
Net asset value at end of period	$13.11	$14.86	$15.00	$14.04	$12.76	$11.30	$13.28	$13.77	$13.11	$12.11
Total return[5]	9.40%[6]	20.43%[6]	20.38%[6]	29.37%[6]	(8.71)%	8.46%[6]	19.58%[6]	19.45%[6]	28.52%[6]	(9.46)%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$27,943	$31,889	$35,240	$38,052	$43,884	$7,373	$12,848	$15,952	$15,019	$14,402
Ratios of expenses to average net assets
Net expenses	1.29%	1.24%	1.35%	1.38%	1.35%	2.12%	2.00%	2.07%	2.13%	2.10%
Total expenses	1.40%	1.35%	1.47%	1.41%	1.37%	2.23%	2.00%	2.09%	2.16%	2.12%
Ratios of net investment income (loss) to average net assets
After advisory/administration and other fee waivers	(0.19)%	(0.01)%	(0.55)%	(0.37)%	(0.62)%	(1.01)%	(0.76)%	(1.28)%	(1.12)%	(1.32)%
Before advisory/administration and other fee waivers	(0.30)%	(0.12)%	(0.67)%	(0.40)%	(0.64)%	(1.12)%	(0.76)%	(1.30)%	(1.15)%	(1.34)%
Portfolio turnover rate	123%	133%	154%	240%	260%	123%	133%	154%	240%	260%

	INVESTOR C SHARES
	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$13.28	$13.78	$13.11	$12.12	$15.59
Income from investment operations
Net investment loss	(0.11)[2]	(0.10)[2]	(0.19)[2]	(0.14)	(0.20)
Net gain (loss) on investments (both realized and unrealized)	1.03	2.59	2.65	3.09	(0.94)
Total from investment operations	0.92	2.49	2.46	2.95	(1.14)
Less distributions
Distributions from net investment income	(0.15)	– –	– –	– –	– –
Distributions from net realized gains	(2.74)	(2.99)	(1.79)	(1.96)	(2.33)
Total distributions	(2.89)	(2.99)	(1.79)	(1.96)	(2.33)
Redemption fees added to paid-in capital	– – [4]	– – [4]	– – [4]	– – [4]	– –
Net asset value at end of period	$11.31	$13.28	$13.78	$13.11	$12.12
Total return[5]	8.56%[6]	19.49%[6]	19.53%[6]	28.42%[6]	(9.45)%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$4,643	$6,414	$6,715	$5,839	$6,113
Ratios of expenses to average net assets
Net expenses	2.10%	2.00%	2.09%	2.13%	2.10%
Total expenses	2.11%	2.00%	2.11%	2.16%	2.12%
Ratios of net investment loss to average net assets
After advisory/administration and other fee waivers	(1.00)%	(0.76)%	(1.30)%	(1.13)%	(1.32)%
Before advisory/administration and other fee waivers	(1.01)%	(0.76)%	(1.32)%	(1.15)%	(1.33)%
Portfolio turnover rate	123%	133%	154%	240%	260%

1  Audited by other auditors.

2  Calculated using the average shares outstanding method.

3  Net investment loss is less than $0.01 per share.

4  Redemption fees added to paid-in capital are less than $0.005 per share.

5  Neither front-end sales load nor contingent deferred sales load is reflected in total return.

6  Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

BlackRock

Small Cap Core Equity Portfolio

IMPORTANT DEFINITIONS

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Fundamental Analysis: A method of stock market analysis that concentrates on "fundamental" information about the company (such as its income statement, balance sheet, earnings and sales history, products and management) to attempt to forecast future stock value.

Investment Style: Refers to the guiding principles of a mutual fund's investment choices. The investment style of this fund is small cap, referring to the type of securities the manager will choose for this fund.

Russell 2000® Index: An index that measures the performance of the 2000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index.

Small Capitalization Companies: The fund defines these companies as those with market capitalizations under $2 billion. Capitalization refers to the market value of the company and is calculated by multiplying the number of shares outstanding by the current price per share.

Investment Goal

The fund seeks long-term capital appreciation.

Primary Investment Strategies

In pursuit of this goal, the fund normally invests at least 80% of its net assets in the equity securities of U.S. small capitalization companies (market capitalizations under $2 billion). The fund uses the Russell 2000® Index as a benchmark. The fund primarily buys common stock but can also invest in preferred stock and securities convertible into common and preferred stock. From time to time the fund may invest in shares of companies through initial public offerings (IPOs).

The fund manager seeks to achieve consistent and sustainable performance through various market cycles by emphasizing stock selection. Stock selection is determined by looking at companies using a range of valuation criteria, including the strength of their management and business franchise. The manager initially screens for stocks from a market universe of companies with market capitalizations under $2 billion. The fund will invest in stocks that the manager believes offer attractive returns through capital appreciation. The manager uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.

The fund will generally sell a stock when it reaches a target price, which is when the manager believes it is fully valued or when, in her opinion, conditions change such that the risk of continuing to hold the stock is unacceptable when compared to its growth potential.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund's primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment goal.

As part of its normal operations, the fund may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

The manager may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The manager also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in equity securities is that their prices fluctuate. The value of your investment can go up or down depending upon market conditions, which means you could lose money. The value of equity securities may decline due to developments relating to the issuer, industry factors or general market conditions. Equity securities generally have greater price volatility than fixed income securities.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding larger capitalization company stocks may outperform this fund.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. Securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund's investment than if the fund held the securities of larger, more established companies.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performances. The investment performance of the fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund's performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

While the manager chooses stocks she believes have above-average earnings growth potential or are undervalued, there is no guarantee that the investments will increase in value or that they won't decline.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective.

Any securities that are thinly traded or whose resale is restricted can be difficult to sell at the desired time and price. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper the fund's ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element. Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities. Where registration is required for restricted or illiquid securities, a considerable time period may elapse between the time the fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the fund might obtain less favorable pricing terms than when it decided to sell the security.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Investor A shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Russell 2000® Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31

AVERAGE ANNUAL RETURNS*

Small Cap Core

These returns assume payment of applicable sales charges.

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	Since Inception	Inception Date[2]
Small Cap Core; Investor A
Return Before Taxes	6.90%	14.09%	01/02/02
Return After Taxes on Distributions	6.61%	13.84%
Return After Taxes on Distributions and Sale of Shares	4.79%	12.28%
Small Cap Core; Investor B
Return Before Taxes	7.45%	14.54%	01/02/02
Small Cap Core; Investor C
Return Before Taxes	11.07%	14.78%	01/02/02
Russell 2000® (Reflects no deduction for fees, expenses or taxes)	18.36%	11.39%	N/A

  *  The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC

  1  Performance of the fund for the 2002 calendar year reflects the cumulative performance from the inception date (January 2, 2002) until December 31, 2002.

  2  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Investor B and C Shares will vary.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Shareholder Fees

(Fees paid directly from your investment)

	A Shares	B Shares	C Shares
Maximum Sales Charge (Load) Imposed on Purchases* (as percentage of offering price)	5.25%	0.0%	0.0%
Maximum Deferred Sales Charge (Load) (as percentage of offering price)	0.0%	4.5%**	1.0	%***
Redemption Fee**** (as a percentage of amount redeemed)	2.0%	2.0%	2.0%

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

	A Shares		B Shares		C Shares
Advisory fees		1.00%		1.00%		1.00%
Distribution (12b-1) fees		– –%		.75%		.75%
Other expenses		.75%		.76%		.69%
Service fees	.25%		.25%		.25%
Other	.50%		.51%		.44%
Acquired fund fees and expenses		.01%		.01%		.01%
Total annual fund operating expenses		1.76%		2.52%		2.45%
Fee waivers and expense reimbursements[1]		– –%		– –%		– –%
Net expenses[1]		1.76%		2.52%		2.45%

  *  Reduced front-end sales charges may be available (See the section "Can the Sales Charge be Reduced or Eliminated?" for more information regarding the reduction of front-end sales charges). A CDSC of 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

  **  The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See the section of "Purchase of Investor B Shares" for complete schedule of CDSCs.)

  ***  There is no CDSC on C Shares after one year.

  ****  Fee applies only to shares that are redeemed or exchanged within 30 days of purchase.

  1  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit expenses to 1.77% (for Investor A Shares) and 2.52% (for Investor B and C Shares) (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period.

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund's distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
A Shares*	$694	$1,050	$1,429	$2,489
B Shares**
Redemption	$705	$1,135	$1,540	$2,669	***
B Shares
No Redemption	$255	$785	$1,340	$2,669	***
C Shares**
Redemption	$348	$764	$1,306	$2,786
C Shares
No Redemption	$248	$764	$1,306	$2,786

  *  Reflects imposition of sales charge.

  **  Reflects deduction of CDSC.

  ***  Based on the conversion of Investor B Shares to Investor A Shares after eight years.

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management

The fund management team is led by Kate O'Connor, CFA, Managing Director at BlackRock Advisors, LLC (BlackRock), and Neil Wagner, Managing Director at BlackRock.

Ms. O'Connor is a member of the small and mid-cap value equity team and is also responsible for coverage of the health care sector. Prior to joining BlackRock in 2001, Ms. O'Connor was an equity analyst of mid and small cap growth and value products at Independence Investment LLC from 2000 to 2001, a principal at Boston Partners Asset Management, L.P. from 1997 to 2000 and previously an equity analyst at Morgan Stanley Dean Witter.

Mr. Wagner heads an investment team at BlackRock focused on small and mid-cap growth equities. He became a Managing Director at BlackRock in January 2004. Prior to joining BlackRock in April 2002, Mr. Wagner worked at Massachusetts Financial Services (MFS), focusing on small and mid-cap equities. Mr. Wagner joined MFS as a research analyst in 1998 and became a portfolio manager there in 2000. Prior to that, he was a senior equity research analyst at DFS Advisors LLC from 1997 to 1998. He has been a portfolio manager of the fund since May 2002.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

Financial Highlights

The financial information in the tables below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Investor A, B or C Share Outstanding Throughout Each Period)

Small Cap Core Equity Portfolio

	INVESTOR A SHARES						INVESTOR B SHARES
	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	For the Period 1/02/02[1,2] through 09/30/02		Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]		For the Period 1/02/02[1,2] through 9/30/02
Net asset value at beginning of period	$17.49	$14.71	$11.99	$8.35		$10.00	$17.24	$14.61	$11.99		$8.35		$10.00
Income from investment operations
Net investment loss	(0.20)[3]	(0.17)[3]	(0.24)[3]	– – [4]		– – [4]	(0.33)[3]	(0.28)[3]	(0.37)[3]		– – [4]		– – [4]
Net gain (loss) on investments (both realized and unrealized)	1.28	3.06	3.04	3.64		(1.65)	1.26	3.02	3.07		3.64		(1.65)
Total from investment operations	1.08	2.89	2.80	3.64		(1.65)	0.93	2.74	2.70		3.64		(1.65)
Less distributions
Distributions from net realized capital gains	(0.30)	(0.11)	(0.15)	– –		– –	(0.30)	(0.11)	(0.15)		– –		– –
Total distributions	(0.30)	(0.11)	(0.15)	– –		– –	(0.30)	(0.11)	(0.15)		– –		– –
Redemption fees added to paid-in capital	– – [5]	– – [5]	0.07	– –		– –	– – [5]	– – [5]	0.07		– –		– –
Net asset value at end of period	$18.27	$17.49	$14.71	$11.99		$8.35	$17.87	$17.24	$14.61		$11.99		$8.35
Total Return[6]	6.28%[7]	19.71%[7]	24.01%[9]	43.59%		(16.50)%[10]	5.49%[7]	18.81%[7]	23.17%[9]		43.59%		(16.50)%[10]
Ratios/Supplemental data
Net assets at end of period (in thousands)	$20,973	$11,997	$3,154	$7	$	– – [11]	$8,326	$6,303	$1,157	$	– – [11]	$	– – [11]
Ratios of expenses to average net assets
Net Expenses	1.73%	1.71%	1.74%	1.77%		1.77%[12]	2.49%	2.44%	2.49%		2.52%		2.52%[12]
Total Expenses	1.90%	2.17%	2.89%	3.43%		3.00%[12]	2.55%	2.81%	3.56%		4.18%		3.75%[12]
Ratios of net investment loss to average net assets
After advisory/administration and other fee waivers	(1.11)%	(1.01)%	(1.32)%	(1.09)%		(1.07)%[12]	(1.87)%	(1.74)%	(2.07)%		(1.84)%		(1.82)%[12]
Before advisory/administration and other fee waivers	(1.28)%	(1.47)%	(2.48)%	(2.75)%		(2.30)%[12]	(1.93)%	(2.11)%	(3.15)%		(3.50)%		(3.05)%[12]
Portfolio turnover rate	111%	118%	78%	218%		233%	111%	118%	78%		218%		233%

1  Audited by other auditors.

2  Commencement of share class.

3  Calculating using the average shares outstanding method.

4  Net investment income is less than $0.01 per share.

5  Redemption fees added to Paid-in capital are less than $0.005 per share.

6  Neither the sales load nor the contingent deferred sales load is reflected in the total return.

7  Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. There was no impact to the return.

8  Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. The impact to the return, for redemption fees received during the period, is 42 basis points.

9  Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. The impact to the return, for redemption fees received during the period, is 59 basis points.

10  Not annualized.

11  Net assets end of period are less than $500.

12  Annualized.

Continued

FINANCIAL HIGHLIGHTS

(For an Investor A, B or C Share Outstanding Throughout Each Period)

Small Cap Core Equity Portfolio

	INVESTOR C SHARES
	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]		For the Period 1/02/02[1,2] through 9/30/02
Net asset value at beginning of period	$17.23	$14.60	$11.99		$8.35		$10.00
Income from investment operations
Net investment loss	(0.32)[3]	(0.28)[3]	(0.28)[3]		– – [4]		– – [4]
Net gain (loss) on investments (both realized and unrealized)	1.26	3.02	2.99		3.64		(1.65)
Total from investment operations	0.94	2.74	2.71		3.64		(1.65)
Less distributions
Distributions from net realized capital gains	(0.30)	(0.11)	(0.15)		– –		– –
Total distributions	(0.30)	(0.11)	(0.15)		– –		– –
Redemption fees added to paid-in capital	– – [5]	– – [5]	0.05		– –		– –
Net asset value at end of period	$17.87	$17.23	$14.60		$11.99		$8.35
Total Return[6]	5.55%[7]	18.82%[7]	23.08%[8]		43.59%		(16.50)%[10]
Ratios/Supplemental data
Net assets at end of period (in thousands)	$26,151	$17,266	$3,352	$	– – [11]	$	– – [11]
Ratios of expenses to average net assets
Net Expenses	2.44%	2.44%	2.47%		2.52%		2.52%[12]
Total Expenses	2.48%	2.80%	3.56%		4.18%		3.75%[12]
Ratios of net investment loss to average net assets
After advisory/administration and other fee waivers	(1.81)%	(1.74)%	(2.03)%		(1.84)%		(1.82)%[12]
Before advisory/administration and other fee waivers	(1.85)%	(2.10)%	(3.11)%		(3.50)%		(3.05)%[12]
Portfolio turnover rate	111%	118%	78%		218%		233%

1  Audited by other auditors.

2  Commencement of share class.

3  Calculating using the average shares outstanding method.

4  Net investment income is less than $0.01 per share.

5  Redemption fees added to Paid-in capital are less than $0.005 per share.

6  Neither the sales load nor the contingent deferred sales load is reflected in the total return.

7  Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. There was no impact to the return.

8  Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. The impact to the return, for redemption fees received during the period, is 42 basis points.

9  Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. The impact to the return, for redemption fees received during the period, is 59 basis points.

10  Not annualized.

11  Net assets end of period are less than $500.

12  Annualized.

BlackRock

Small Cap Growth Equity Portfolio

Investment Goal

The fund seeks long-term capital appreciation.

Primary Investment Strategies

In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by U.S. small capitalization growth companies which the fund management team believes offer superior prospects for growth. Although a universal definition of small-capitalization companies does not exist, the fund generally defines these companies as those whose market capitalizations, at the time of the fund's investment, are within the range of market capitalizations of companies in the Russell 2000® Growth Index during the most recent 365-day period. For the 365 days ended December 29, 2006, the range of market capitalizations of companies in the Russell 2000® Growth Index was approximately $68 million to $3 billion. In the future, the fund may define small-capitalization companies using a different index or classification system. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock. From time to time the fund may invest in shares of companies through initial public offerings (IPOs).

The management team focuses on small cap emerging growth companies. The management team would expect these companies to have products, technologies, management, markets and opportunities which will facilitate earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation. The management team uses a bottom up investment style in managing the fund. This means securities are selected based upon fundamental analysis (such as analysis of earnings, cash flows, competitive position and management's abilities) performed by the management team.

The fund generally will sell a stock when, in the management team's opinion, there is a deterioration in the company's fundamentals or the company fails to meet performance expectations.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund's primary investment strategies. The reason for acquiring money market securities

IMPORTANT DEFINITIONS

Earnings Growth: The rate of growth in a company's earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth may cause share prices to increase.

Equity Security: A security such as stock, representing ownership in a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholder, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Fundamental Analysis: A method of stock market analysis that concentrates on "fundamental" information about the company (such as its income statement, balance sheet, earnings and sales history, products and management) to attempt to forecast future stock value.

Growth Companies: All stocks are generally divided into the categories of "growth" or "value," although there are times when a growth fund and value fund may own the same stock. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general and whose revenue growth is expected to continue for an extended period. These stocks typically pay relatively low dividends and sell at relatively high valuations. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas.

Investment Style: Refers to the guiding principles of a mutual fund's investment choices. The investment style of this fund is small cap growth, referring to the type of securities the managers will choose for this fund.

Russell 2000® Growth Index: An index that contains those securities with greater-than-average growth orientations, generally having higher price-to-book and price-to-earnings ratios.

Small Capitalization Companies: The fund generally defines these companies as those whose market capitalizations, at the time of the fund's investment, are within the range of market capitalizations of companies in the Russell 2000® Growth Index during the most recent 365-day period.

would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment goal.

As part of its normal operations, the fund may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in equity securities is that their prices fluctuate. The value of your investment can go up or down depending upon market conditions, which means you could lose money. The value of equity securities may decline due to developments relating to the issuer, industry factors or general market conditions. Equity securities generally have greater price volatility than fixed income securities.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding small cap value stocks may outperform this fund.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund's investment than if the fund held the securities of larger, more established companies.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performances. The investment performance of the fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund's performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

While the management team chooses stocks it believes to have above-average earnings growth potential, there is no guarantee that the investments will increase in value or that they won't decline.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally,

BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective.

Any securities that are thinly traded or whose resale is restricted can be difficult to sell at the desired time and price. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper the fund's ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element. Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities. Where registration is required for restricted or illiquid securities, a considerable time period may elapse between the time the fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the fund might obtain less favorable pricing terms than when it decided to sell the security.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Russell 2000® Growth Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31  Investor A Shares

ANNUAL TOTAL RETURNS*

Small Cap Growth

These returns assume payment of applicable sales charges.

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
Small Cap Growth; Inv A
Return Before Taxes	12.48%	7.98%	5.12%	09/14/93
Return After Taxes on Distributions	12.48%	7.98%	3.58%
Return After Taxes on Distributions and Sale of Shares	8.11%	6.93%	3.70%
Small Cap Growth; Inv B
Return Before Taxes	12.89%	7.96%	5.09%	09/14/93
Small Cap Growth; Inv C
Return Before Taxes	16.66%	8.30%	4.92%	09/14/93
Russell 2000® Growth (Reflects no deduction for fees, expenses or taxes)	13.35%	6.93%	4.88%	N/A

  *  The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund's distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Investor B and C Shares will vary.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Shareholder Fees

(Fees paid directly from your investment)

	A Shares	B Shares	C Shares
Maximum Sales Charge (Load) Imposed on Purchases* (as percentage of offering price)	5.25%	0.0%	0.0%
Maximum Deferred Sales Charge (Load) (as percentage of offering price)	0.0%	4.5%**	1.0	%***
Redemption Fee**** (as a percentage of amount redeemed)	2.0%	2.0%	2.0%

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

	A Shares		B Shares		C Shares
Advisory fees		.55%		.55%		.55%
Distribution (12b-1) fees		– –%		.75%		.75%
Other expenses		.58%		1.21%		.76%
Service fees	.25%		.25%		.25%
Other	.33%		.96%		.51%
Acquired fund fees and expenses[1]		– –%		– –%		– –%
Total annual fund operating expenses		1.13%		2.51%		2.06%
Fee waivers and expense reimbursements[2]		– –%		.30%		– –%
Net expenses[2]		1.13%		2.21%		2.06%

  *  Reduced front-end sales charges may be available (see the section "Can the Sales Charge be Reduced or Eliminated?" for more information regarding the reduction of front-end sales charges). A CDSC of 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

  **  The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See the section "Purchase of Investor B Shares" for complete schedule of CDSCs.)

  ***  There is no CDSC on C Shares after one year.

  ****  Fee applies only to shares that are redeemed or exchanged within 30 days of purchase.

  1  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit expenses to 1.46% (for Investor A Shares) and 2.21% (for Investor B and C Shares) (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
A Shares*	$634	$865	$1,115	$1,827
B Shares**
Redemption	$674	$1,103	$1,509	$2,482	***
B Shares
No Redemption	$224	$753	$1,309	$2,482	***
C Shares**
Redemption	$309	$646	$1,108	$2,390
C Shares
No Redemption	$209	$646	$1,108	$2,390

  *  Reflects imposition of sales charge.

  **  Reflects deduction of CDSC.

  ***  Based on the conversion of Investor B Shares to Investor A Shares after eight years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management

The fund management team is led by Neil Wagner, Managing Director at BlackRock Advisors, LLC (BlackRock), Andrew F. Thut, Director at BlackRock, and Eileen Leary, CFA, Managing Director at BlackRock.

Mr. Wagner heads an investment team at BlackRock focused on small and mid-cap growth equities and has been a manager of the fund since May 2002. He became a Managing Director at BlackRock in January 2004. Prior to joining BlackRock in April 2002, Mr. Wagner worked at Massachusetts Financial Services (MFS), focusing on small and mid cap equities. Mr. Wagner joined MFS as a research analyst in 1998 and became a portfolio manager there in 2000. Prior to that, he was a senior equity research analyst at DFS Advisors LLC from 1997 to 1998.

Mr. Thut is a member of the small and mid-cap growth equity team and is also responsible for the coverage of the business services and retail sectors. He has been an analyst of the fund since May 2002 and manager of the fund since March 2004. Prior to joining BlackRock in April 2002, Mr. Thut had been an equity analyst on the small and mid-cap growth team at MFS since 1998. Prior to joining MFS, Mr. Thut had worked in the Technology Investment Banking Group at BT Alex Brown since 1995.

Ms. Leary joined BlackRock following the merger with State Street Research & Management (SSRM) in 2005. Prior to joining BlackRock, Ms. Leary was responsible for the State Street Research Mid-Cap Growth Fund's day-to-day portfolio management beginning in October 2002, when she became a Portfolio Manager at SSRM. Previously, she had been an Equity Research Associate and an Analyst.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

Financial Highlights

The financial information in the tables below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Investor A, B or C Share Outstanding Throughout Each Period)

Small Cap Growth Equity Portfolio

	INVESTOR A SHARES					INVESTOR B SHARES
	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$16.12	$13.57	$11.51	$8.48	$11.12	$14.61	$12.39	$10.59	$7.86	$10.39
Income from investment operations
Net investment loss	(0.14)[2]	(0.10)[2]	(0.16)[2]	(0.13)	(0.14)	(0.27)[2]	(0.20)[2]	(0.24)[2]	(0.19)	(0.23)
Net gain (loss) on investments (both realized and unrealized)	1.92	2.64	2.22	3.16	(2.50)	1.73	2.41	2.03	2.92	(2.30)
Total from investment operations	1.78	2.54	2.06	3.03	(2.64)	1.46	2.21	1.79	2.73	(2.53)
Redemption fees added to Paid-in-capital	– – [3]	0.01	– – [3]	– – [3]	– –	– – [3]	0.01	– – [3]	– – [3]	– –
Net asset value at end of period	$17.90	$16.12	$13.57	$11.51	$8.48	$16.07	$14.61	$12.39	$10.59	$7.86
Total return[4]	11.04%[6]	18.79%[4]	17.90%[5]	35.73%[5]	(23.74)%	9.99%[6]	17.92%[6]	17.00%[7]	34.73%[5]	(24.35)%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$176,250	$160,374	$131,795	$102,642	$95,620	$10,649	$15,516	$23,983	$24,167	$21,958
Ratios of expenses to average net assets
Net expenses	1.15%	1.19%	1.30%	1.37%	1.33%	2.11%	1.94%	2.07%	2.11%	2.07%
Total expenses	1.25%	1.29%	1.40%	1.40%	1.36%	2.30%	1.94%	2.07%	2.14%	2.10%
Ratios of net investment income (loss) to average net assets
After advisory/administration and other fee waivers	(0.80)%	(0.66)%	(1.12)%	(1.22)%	(1.14)%	(1.77)%	(1.45)%	(1.89)%	(1.97)%	(1.89)%
Before advisory/administration and other fee waivers	(0.90)%	(0.76)%	(1.22)%	(1.25)%	(1.17)%	(1.96)%	(1.45)%	(1.89)%	(2.00)%	(1.92)%
Portfolio turnover rate	74%	91%	81%	167%	238%	74%	91%	81%	167%	238%

	INVESTOR C SHARES
	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$14.62	$12.40	$10.60	$7.86	$10.39
Income from investment operations
Net investment loss	(0.26)[2]	(0.19)[2]	(0.25)[2]	(0.18)	(0.23)
Net gain (loss) on investments (both realized and unrealized)	1.73	2.40	2.04	2.92	(2.30)
Total from investment operations	1.47	2.21	1.79	2.74	(2.53)
Redemption fees added to Paid-in-capital	– – [3]	0.01	– – [3]	– – [3]	– –
Net asset value at end of period	$16.09	$14.62	$12.40	$10.60	$7.86
Total return[4]	10.05%[6]	17.90%[6]	16.98%[6]	34.86%[5]	(24.35)%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$15,667	$15,434	$13,989	$11,396	$9,665
Ratios of expenses to average net assets
Net expenses	2.02%	1.94%	2.08%	2.11%	2.07%
Total expenses	2.02%	1.94%	2.08%	2.14%	2.10%
Ratios of net investment loss to average net assets
After advisory/administration and other fee waivers	(1.68)%	(1.41)%	(1.90)%	(1.97)%	(1.89)%
Before advisory/administration and other fee waivers	(1.68)%	(1.41)%	(1.90)%	(2.00)%	(1.92)%
Portfolio turnover rate	74%	91%	81%	167%	238%

1  Audited by other auditors.

2  Calculated using the average shares outstanding method.

3  Redemption fees added to paid-in capital are less than $0.005 per share.

4  Neither front-end sales load nor contingent deferred sales load is reflected in total return.

5  Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. The impact to the return, for redemption fees received during the period is 7 basis points.

6  Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. There was no impact to the return.

7  Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. The impact to the return, for redemption fees received during the period is 8 basis points.

8  Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. The impact to the return, for redemption fees received during the period is 9 basis points.

BlackRock

Asset Allocation Portfolio

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and foreign corporations, debt obligations of foreign governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Investment Goal

The Fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

The fund uses an asset allocation strategy, investing varying percentages of its portfolio in three major categories: stocks, bonds and, to a lesser extent, money market instruments. Drawing on its analysis of financial trends and market conditions, the fund management team monitors and adjusts those allocations from time to time. The fund has wide flexibility in the relative weightings given to each category; however, it intends to remain diversified across categories. The fund measures its performance against a customized weighted index comprised of the returns of the S&P 500® Index (60%) and the Lehman Brothers U.S. Aggregate Index (40%).

The assets allocated to the stock and bond categories undergo a further allocation process. The fund management team uses a combination of quantitative and fundamental analysis to evaluate the relative attractiveness of various segments in the equity universe, defined by style, capitalization range and geographic location. The fund management team regularly reviews and allocates varying percentages of the fund to equity investment management team members responsible for security selection within these distinctive disciplines, including stocks of large, middle and small capitalization companies, companies that appear to be trading below their true worth, companies with significant growth opportunities, firms in specialized sectors and international companies. Within each discipline, investment decisions are primarily the result of bottom-up security selection that, in turn, drives sector and industry weightings as well as average market capitalization. With respect to its equity investments, the fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock. Within each distinct discipline, the equity investment management teams assess each stock's changing characteristics relative to its contribution to portfolio risk within that discipline. A stock is sold when it no longer offers an appropriate return-to-risk trade-off.

Members of the fixed income investment management team are responsible for managing the fixed income allocation of the fund.

The fixed income investment management team evaluates sectors of the bond market and individual securities within these sectors. The fixed income investment management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. Securities are purchased for the fund when the fixed income management team believes that they have the potential for above-average total return. The fund invests primarily in dollar-denominated investment grade bonds, but may invest up to 20% of its fixed income allocation in any combination of non-investment grade bonds (high yield or junk bonds), non-dollar denominated bonds and bonds of emerging market issuers. The fund's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis. Non-investment grade bonds acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor's or Ba or lower by Moody's) or will be determined by the fixed income investment management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. A security will be sold if, in the opinion of the fixed income investment management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

As part of its normal operations, the fund may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund also may invest in these securities in order to achieve its investment goal.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund's primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment goal.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another type of interest or

IMPORTANT DEFINITIONS

High Yield Bonds: Sometimes referred to as "junk bonds," these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the fund manager to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Investment Style: Refers to the guiding principle of a mutual fund's investment choices. The investment style of this fund is balanced, meaning that the managers will choose both equity and fixed income securities for this fund.

Lehman Brothers U.S. Aggregate Index: An unmanaged index comprised of more than 5,000 taxable bonds. This is an index of investment grade bonds. All securities included must be rated investment grade by Moody's, Standard & Poor's or Fitch.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There are a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

S&P 500® Index: The Standard & Poor's Composite Stock Price Index, an unmanaged index of 500 stocks, most of which are listed on the New York Stock Exchange. The index focuses on the large-cap segment of the market with over 80% coverage of U.S. equities.

Sector: All stocks are classified into a category or sector such as utilities, consumer services, basic materials, capital equipment, consumer cyclicals, energy, consumer non-cyclicals, healthcare, technology, transportation, finance and cash.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). The fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future) to hedge against movement in the value of non-U.S. currencies.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in equity securities is that their prices fluctuate. The value of your investment can go up or down depending upon market conditions, which means you could lose money. The value of equity securities may decline due to developments relating to the issuer, industry factors or general market conditions. Equity securities generally have greater price volatility than fixed income securities.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund's investment than if the fund held the securities of larger, more established companies.

Because market conditions can vary, this fund's performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding exclusively equity or fixed income securities may outperform this fund.

While the management team chooses stocks it believes to have rising earnings expectations and good relative valuations, there is no guarantee that the investments will increase in value or that they won't decline.

Two of the risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

The fund makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. The fund's investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Non-investment grade securities carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also impact the market for lower-rated securities and the fund.

The market for high yield bonds is not as liquid as the markets for higher rated securities. This means that it may be harder to buy and sell high yield bonds, especially on short notice, and high yield bonds may be more difficult for the fund to value accurately than higher rated securities. The market for high yield bonds could also be impacted by legal or tax changes.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

The fund may invest in non-dollar denominated bonds of issuers located outside of the United States. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subjected to wider price movements than comparable investments in U.S. companies. There is also less regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past, and may do so again in the future, as a result of economic and political turmoil in many of these countries.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Forward foreign currency exchange contracts do not eliminate movements in the value of non-U.S. currencies and securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

On January 31, 2005, the fund reorganized with the State Street Research Asset Allocation Fund (the SSR Fund). The SSR Fund transferred substantially all of its assets and liabilities to the fund in exchange for shares of the fund, which were then distributed to SSR Fund shareholders. For periods prior to January 31, 2005, the chart and table below show performance information for the SSR Fund, which had similar investment goals and strategies as the fund. The chart and table give you a picture of long-term performance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the performance to that of a customized weighted index comprised of the returns of the S&P 500® Index (60%) and the Lehman Brothers U.S. Aggregate Index (40%), recognized unmanaged indices of stock and bond market performance, respectively. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If certain expenses had not been waived or reimbursed during these periods, returns would have been lower.

The performance of Investor B Shares for the period before they were launched is based on the performance of Investor A Shares adjusted to reflect the class specific fees applicable to Investor B

Shares at the time of such share class's launch. This information may be considered when assessing the fund's performance, but does not represent the actual performance of these share classes.

As of 12/31  Investor A Shares

ANNUAL TOTAL RETURNS*

Asset Allocation

These returns assume payment of applicable sales charges.

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	I Year	5 Years	10 Years	Inception Date[1]
Asset Allocation; Inv A
Return Before Taxes	4.22%	5.34%	7.63%	12/29/88
Return After Taxes on Distributions	3.26%	4.30%	5.59%
Return After Taxes on Distributions and Sale of Shares	3.69%	4.16%	5.53%
Asset Allocation; Inv B
Return Before Taxes	4.58%	5.38%	7.42%	12/29/88
Asset Allocation; Inv C
Return Before Taxes	8.23%	5.73%	7.43%	12/29/88
60% S&P 500®/40% Leh. U.S. Agg. (Reflects no deduction for fees, expenses or taxes)	11.11%	5.98%	7.88%	N/A

  *  The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC

  1  Inception date of the SSR Fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Investor B and C Shares will vary.

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund's distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Other Expenses: Include fees paid by the fund for other expenses such as administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Shareholder Fees

(Fees paid directly from your investment)

	A Shares	B Shares		C Shares
Maximum Sales Charge (Load) Imposed on Purchases* (as percentage of offering price)	5.25%	0.0%		0.0%
Maximum Deferred Sales Charge (Load) (as percentage of offering price)	0.0%	4.5	%**	1.0	%***

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

	A Shares		B Shares		C Shares
Advisory fees		.55%		.55%		.55%
Distribution (12b-1) fees		– –%		.75%		.75%
Other expenses		.66%		.70%		.57%
Service fees	.25%		.25%		.25%
Other	.41%		.45%		.32%
Acquired fund fees and expenses		.01%		.01%		.01%
Total annual fund operating expenses		1.22%		2.01%		1.88%
Fee waivers and expense reimbursements[1]		– –%		– –%		– –%
Net expenses[1]		1.22%		2.01%		1.88%

  *  Reduced front-end sales charges may be available (see the section "Can the Sales Charge be Reduced or Eliminated?" for more information regarding the reduction of front-end sales charges). A CDSC of 0.75% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

  **  The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See the section "Purchase of Investor B Shares" for complete schedule of CDSCs.)

  ***  There is no CDSC on C Shares after one year.

  1  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit expenses to 1.33% (for Investor A Shares) and 2.08% (for Investor B and C Shares) (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
A Shares*	$643	$892	$1,160	$1,925
B Shares**
Redemption	$654	$980	$1,283	$2,134	***
B Shares
No Redemption	$204	$630	$1,083	$2,134	***
C Shares**
Redemption	$291	$591	$1,016	$2,201
C Shares
No Redemption	$191	$591	$1,016	$2,201

  *  Reflects imposition of sales charge.

  **  Reflects deduction of CDSC.

  ***  Based on the conversion of Investor B Shares to Investor A shares after eight years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management

The fund management team is led by Philip Green, Managing Director of BlackRock Advisors, LLC (BlackRock), and Linda Zhang, PhD, Director at BlackRock.

Mr. Green is responsible for multi-strategy portfolios at BlackRock and works closely with BlackRock's Central Strategy and Quantitative Investments Group on various asset allocation products. He is also a member of BlackRock's Portable Alpha team. He joined BlackRock following the merger with Merrill Lynch Investment Managers (MLIM) in 2006. At MLIM, he was responsible for asset allocation and a number of quantitative equity strategies with the Quantitative Advisors group. Prior to joining MLIM in 1999, Mr. Green was a senior portfolio manager at

Bankers Trust Company and led the global asset allocation and managed futures and currency overlay groups.

Ms. Zhang joined BlackRock following the merger with SSRM in 2005. She is a member of the Asset Allocation Committee and the Equity Investment Strategy Group. Prior to joining BlackRock, she was a Vice President, a portfolio manager and a member of the portfolio management team for the State Street Research Asset Allocation Fund. She was also the head of the Quantitative Strategy Group. From 1997 to 2003, Ms. Zhang was a Senior Quantitative Analyst, Vice President and Associate Portfolio Manager at Baring Asset Management.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

Financial Highlights

The financial information in the tables below shows the fund's financial performance for the periods indicated. For periods prior to January 31, 2005, the table shows performance information for the SSR Fund, which reorganized with the fund on that date. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP (for periods through March 31, 2003) and Deloitte & Touche LLP (for periods after March 31, 2003). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Investor A, B or C Share Outstanding Throughout Each Period)

Asset Allocation Portfolio

	INVESTOR A SHARES
	Year Ended 9/30/06	For the Period 3/01/05 to 9/30/05	For the Period 4/01/04 to 2/28/05[1]	Year Ended 3/31/04[1]	Year Ended 3/31/03[1,2]	Year Ended 3/31/02[1,2]
Net asset value, beginning of period	$15.48	$14.95	$14.89	$11.36	$14.15	$14.03
Income from investment operations
Net investment income	0.25 [3]	0.13 [3]	0.18	0.19	0.24	0.28
Net gain (loss) on investments (both realized and unrealized)	0.66	0.53	0.80	3.55	(2.68)	0.83
Total from investment operations	0.91	0.66	0.98	3.74	(2.44)	1.11
Less distributions
Dividends from net investment income	(0.24)	(0.13)	(0.38)	(0.21)	(0.29)	(0.31)
Distributions from capital gains	(0.65)	– –	(0.54)	– –	(0.06)	(0.68)
Total distributions	(0.89)	(0.13)	(0.92)	(0.21)	(0.35)	(0.99)
Redemption fees added to paid-in capital	– – [4]	– – [4]	– –	– –	– –	– –
Net asset value, end of period	$15.50	$15.48	$14.95	$14.89	$11.36	$14.15

Total return[5]	6.12%[6]	4.44%[6,7]	6.78%[7]	32.94%	(17.37)%	8.15%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$482,284	$491,557	$526,929	$357,100	$252,069	$320,614
Net expenses	1.23%	1.25%[8]	1.24%[8]	1.45%	1.42%	1.40%
Total expenses	1.36%	1.46%[8]	1.32%[8]	1.45%	1.43%	1.41%
Ratio of net investment income to average net assets
After advisory/administration and other fee waivers	1.63%	1.51%[8]	1.55%[8]	1.43%	1.92%	1.95%
Before advisory/administration and other fee waivers	1.50%	1.30%[8]	1.47%[8]	1.43%	1.92%	1.95%
Portfolio turnover rate	136%	90%	101%	216%	181%	186%

1  The performance prior to January 31, 2005 set forth in this table is the financial data of the State Street Research Asset Allocation Fund, series of a predecessor company, the State Street Research Funds. BlackRock Funds acquired all of the assets and certain stated liabilities of the State Street Research Asset Allocation Fund on January 31, 2005. The net asset values and other per share information listed have been restated to reflect the conversion ratios of 0.71991517, for Class A.

2  Audited by other auditors.

3  Calculated using the average shares outstanding method.

4  Redemption fees added to paid-in capital are less than $0.005 per share.

5  Neither front-end sales load nor contingent deferred sales load is reflected in total return.

6  Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. There was no impact to the return.

7  Not annualized.

8  Annualized.

Continued

FINANCIAL HIGHLIGHTS

(For an Investor A, B or C Share Outstanding Throughout Each Period)

Asset Allocation Portfolio

	INVESTOR B SHARES
	Year Ended 9/30/06	For the Period 3/01/05 to 9/30/05	For the Period 4/01/04 to 2/28/05[1]	Year Ended 3/31/04[1]	Year Ended 3/31/03[1,2]	Year Ended 3/31/02[1,2]
Net asset value, beginning of period	$15.34	$14.81	$14.74	$11.26	$14.01	$13.90
Income from investment operations
Net investment income	0.13 [3]	0.07 [3]	0.08	0.10	0.15	0.17
Net gain (loss) on investments (both realized and unrealized)	0.65	0.51	0.81	3.49	(2.63)	0.83
Total from investment operations	0.78	0.58	0.89	3.59	(2.48)	1.00
Less distributions
Dividends from net investment income	(0.12)	(0.05)	(0.28)	(0.11)	(0.21)	(0.21)
Distributions from capital gains	(0.65)	– –	(0.54)	– –	(0.06)	(0.68)
Total distributions	(0.77)	(0.05)	(0.82)	(0.11)	(0.27)	(0.89)
Redemption fees added to paid-in capital	– – [4]	– – [4]	– –	– –	– –	– –
Net asset value, end of period	$15.35	$15.34	$14.81	$14.74	$11.26	$14.01

Total return[5]	5.30%[6]	3.94%[6,7]	6.20%[7]	32.03%	(17.91)%	7.30%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$175,826	$181,583	$187,689	$133,083	$75,963	$81,440
Net expenses	2.00%	2.01%[8]	2.04%[8]	2.15%	2.12%	2.10%
Total expenses	2.03%	2.11%[8]	2.04%[8]	2.15%	2.13%	2.11%
Ratio of net investment income to average net assets
After advisory/administration and other fee waivers	0.86%	0.75%[8]	0.73%[8]	0.72%	1.22%	1.25%
Before advisory/administration and other fee waivers	0.83%	0.65%[8]	0.73%[8]	0.72%	1.22%	1.25%
Portfolio turnover rate	136%	90%	101%	216%	181%	186%

1  The performance prior to January 31, 2005 set forth in this table is the financial data of the State Street Research Asset Allocation Fund, series of a predecessor company, the State Street Research Funds. BlackRock Funds acquired all of the assets and certain stated liabilities of the State Street Research Asset Allocation Fund on January 31, 2005. The net asset values and other per share information listed have been restated to reflect the conversion ratios of 0.72321182 for Class B.

2  Audited by other auditors.

3  Calculated using the average shares outstanding method.

4  Redemption fees added to Paid-in capital are less than $0.005 per share.

5  Neither front-end sales load nor contingent deferred sales load is reflected in total return.

6  Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. There was no impact to the return.

7  Not annualized.

8  Annualized.

Continued

FINANCIAL HIGHLIGHTS

(For an Investor A, B or C Share Outstanding Throughout Each Period)

Asset Allocation Portfolio

	INVESTOR C SHARES
	Year Ended 9/30/06	For the Period 3/01/05 to 9/30/05	For the Period 4/01/04 to 2/28/05[1]	Year Ended 3/31/04[1]	Year Ended 3/31/03[1,2]	Year Ended 3/31/02[1,2]
Net asset value, beginning of period	$15.33	$14.81	$14.74	$11.25	$14.01	$13.89
Income from investment operations
Net investment income	0.15 [3]	0.06 [3]	0.08	0.10	0.15	0.18
Net gain (loss) on investments (both realized and unrealized)	0.65	0.52	0.81	3.50	(2.65)	0.80
Total from investment operations	0.80	0.58	0.89	3.60	(2.50)	0.98
Less distributions
Dividends from net investment income	(0.14)	(0.06)	(0.28)	(0.11)	(0.21)	(0.19)
Distributions from capital gains	(0.65)	– –	(0.54)	– –	(0.05)	(0.67)
Total distributions	(0.79)	(0.06)	(0.82)	(0.11)	(0.26)	(0.86)
Redemption fees added to paid-in capital	– – [4]	– – [4]	– –	– –	– –	– –
Net asset value, end of period	$15.34	$15.33	$14.81	$14.74	$11.25	$14.01

Total return[5]	5.42%[6]	3.90%[6,7]	6.20%[7]	32.14%	(17.96)%	7.31%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$80,286	$67,371	$65,357	$42,262	$19,079	$13,226
Net expenses	1.91%	2.00%[8]	2.04%[8]	2.15%	2.12%	2.10%
Total expenses	1.94%	2.11%[8]	2.04%[8]	2.15%	2.13%	2.11%
Ratio of net investment income to average net assets
After advisory/administration and other fee waivers	0.97%	0.75%[8]	0.76%[8]	0.72%	1.21%	1.26%
Before advisory/administration and other fee waivers	0.94%	0.64%[8]	0.76%[8]	0.72%	1.21%	1.26%
Portfolio turnover rate	136%	90%	101%	216%	181%	186%

1  The performance prior to January 31, 2005 set forth in this table is the financial data of the State Street Research Asset Allocation Fund, series of a predecessor company, the State Street Research Funds. BlackRock Funds acquired all of the assets and certain stated liabilities of the State Street Research Asset Allocation Fund on January 31, 2005. The net asset values and other per share information listed have been restated to reflect the conversion ratios of 0.72727901 for Class C Shares.

2  Audited by other auditors.

3  Calculated using the average shares outstanding method.

4  Redemption fees added to Paid-in capital are less than $0.005 per share.

5  Neither front-end sales load nor contingent deferred sales load is reflected in total return.

6  Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. There was no impact to the return.

7  Not annualized.

8  Annualized.

BlackRock

Health Sciences Opportunities Portfolio

IMPORTANT DEFINITIONS

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Fundamentals: "Fundamental" information about a company (such as its income statement, balance sheet, earnings and sales history, products and management).

Investment Style: Refers to the guiding principles of a mutual fund's investment choices. The investment style of this fund is health sciences, referring to the type of securities the managers will choose for this fund.

Lipper Health/Biotechnology Fund Index: An equally weighted index of typically the 30 largest mutual funds within its respective investment objective.

S&P 500® Index: The Standard & Poor's Composite Stock Price Index, an unmanaged index of 500 stocks, most of which are listed on the New York Stock Exchange. The index focuses on the large-cap segment of the market with over 80% coverage of U.S. equities.

Effective October 2, 2006, the Health Sciences Portfolio was re-named the Health Sciences Opportunities Portfolio.

Investment Goal

The fund seeks to provide long-term growth of capital.

Primary Investment Strategies

Under normal market conditions, the fund invests at least 80% of total assets in securities of companies in health sciences and related industries. The Health Sciences sector can include companies in Health Care Equipment & Supplies, Health Care Providers & Services, Biotechnology, and Pharmaceuticals. The sector can include, but is not limited to, businesses involved in the development, production, and distribution or delivery of medical and pharmaceutical products and services, companies engaged in biotechnology and medical research and development, companies that may design, manufacture or distribute medical, dental and optical equipment and supplies, including diagnostic equipment, and companies that may also provide diagnostic services or operate health facilities and hospitals, or provide related administrative, management and financial support. The fund will concentrate its investments (i.e., invest more than 25% of its assets) in health sciences or related industries, and may invest in companies located in non-U.S. countries.

In selecting investments, the fund looks for stocks that have above-average return potential. The fund expects to invest in health sciences companies comparable in size to those in the health sector of the Russell 3000® Index or in similar companies, including non-U.S. companies. The fund does not limit its investments to companies of any particular size. The fund's investments may include common and preferred stock, securities convertible into common and preferred stock, warrants and depository receipts.

The fund reserves the right to invest up to 20% of total assets in other securities. These may include stocks of companies not associated with health sciences. They may also include debt securities and smaller capitalization companies.

From time to time the fund may invest without limit in shares of companies through initial public offerings (IPOs).

The fund generally will sell a stock when, in the management team's opinion, the stock reaches its price target, there is a deterioration in the company's fundamentals, a change in macroeconomic outlook, technical deterioration, valuation issues, a need to rebalance the portfolio or a better opportunity elsewhere.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund's primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment goal.

As part of its normal operations, the fund may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities and may buy options on a currency or a basket of currencies, or enter into foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of currency with another party for that other party's obligation to pay or its right to receive another type of currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). The fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in equity securities is that their prices fluctuate. The value of your investment can go up or down depending upon market conditions, which means you could lose money. The value of equity securities may decline due to developments relating to the issuer, industry factors or general market conditions. Equity securities generally have greater price volatility than fixed income securities.

The fund's strategy of concentrating in health sciences and related companies means that its performance will be closely tied to the performance of a particular market segment. Because the fund is concentrated in these companies, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

Investments in health sciences companies are subject to a number of risks, including the adverse impact of legislative actions and government regulations. These actions and regulations can affect the approval process for patents, medical devices and drugs, the funding of research and medical care programs, and the operation and licensing of facilities and personnel. The goods and services of health sciences companies are subject to risks of rapid technological change and obsolescence, product liability litigation, and intense price and other competitive pressures.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund's investment than if the fund held the securities of larger, more established companies.

Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

In addition, political and economic structures in emerging markets countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past and may do so again in the future, as a result of economic and political turmoil in many of these countries.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performance. The investment performance of the fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund's performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The value of any bonds held by the fund is likely to decline when interest rates rise; this risk is greater for bonds with longer maturities. It is also possible that a bond issuer could default on principal or interest payments, causing a loss for the fund.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective.

Forward foreign currency exchange contracts do not eliminate movements in the value of non-U.S. currencies and securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss.

Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund's.

Risk / Return Information

On January 31, 2005, the fund reorganized with the State Street Research Health Sciences Fund (the SSR Fund). The SSR Fund transferred substantially all of its assets and liabilities to the fund in exchange for shares of the fund, which were then distributed to SSR Fund shareholders. For periods prior to January 31, 2005, the chart and table on the next page show performance information for the SSR Fund, which had substantially similar investment goals and strategies as the fund. The chart and table give you a picture of long-term performance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the performance to that of the Lipper Health/Biotechnology Funds Index and the S&P 500® Index, recognized unmanaged indices of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If certain expenses had not been waived or reimbursed during these periods, returns would have been lower.

The performance of Investor B and Investor C Shares for the period before they were launched is based on the performance of Investor A Shares, adjusted to reflect the class specific fees applicable to Investor B and Investor C Shares, respectively, at the time of such share class's launch. This information may be considered when assessing the fund's performance, but does not represent the actual performance of these share classes.

As of 12/31  Investor A Shares

ANNUAL TOTAL RETURNS*

Health Sciences Opportunities

These returns assume payment of applicable sales charges.

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	Since Inception	Inception Date[1]
Health Sciences Opportunities; Inv A
Return Before Taxes	2.56%	12.01%	16.93%	12/21/99
Return After Taxes on Distributions	2.36%	11.35%	15.94%
Return After Taxes on Distributions and Sale of Shares	1.94%	10.19%	14.53%
Health Sciences Opportunities; Inv B
Return Before Taxes	2.89%	12.16%	17.03%	12/21/99
Health Sciences Opportunities; Inv C
Return Before Taxes	6.49%	12.42%	17.02%	12/21/99
Lipper Health/Biotechnology (Reflects no deduction for fees, expenses or taxes)	4.80%	4.69%	8.04%	N/A
S&P 500® (Reflects no deduction for fees, expenses or taxes)	15.79%	6.19%	1.48%	N/A

  *  The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC

  1  Inception date of the SSR Fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Investor B and C Shares will vary.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating

Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Shareholder Fees

(Fees paid directly from your investment)

	A Shares	B Shares	C Shares
Maximum Sales Charge (Load) Imposed on Purchases* (as percentage of offering price)	5.25%	0.0%	0.0%
Maximum Deferred Sales Charge (Load) (as percentage of offering price)	0.0%	4.5%**	1.0	%***
Redemption Fee**** (as a percentage of amount redeemed)	2.0%	2.0%	2.0%

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

	A Shares		B Shares		C Shares
Advisory fees		.75%		.75%		.75%
Distribution (12b-1) fees		– –%		.75%		.75%
Other expenses		.58%		.67%		.52%
Service fees	.25%		.25%		.25%
Other	.33%		.42%		.27%
Acquired fund fees and expenses[1]		– –%		– –%		– –%
Total annual fund operating expenses		1.33%		2.17%		2.02%
Fee waivers and expense reimbursements[2]		– –%		– –%		– –%
Net expenses[2]		1.33%		2.17%		2.02%

  *  Reduced front-end sales charges may be available (See the section "Can the Sales Charge be Reduced or Eliminated?" for more information regarding the reduction of front-end sales charges). A CDSC of 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

  **  The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See the section "Purchase of Investor B Shares" for complete schedule of CDSCs.)

  ***  There is no CDSC on C Shares after one year.

  ****  Fee applies only to shares that are redeemed or exchanged within 30 days of purchase.

  1  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit expenses to 1.55% (for Investor A Shares) and, 2.25% (for Investor B and C Shares) (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B and C Shares only, no redemption

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund's distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
A Shares*	$653	$924	$1,216	$2,042
B Shares**
Redemption	$670	$1,029	$1,364	$2,290	***
B Shares
No Redemption	$220	$679	$1,164	$2,290	***
C Shares**
Redemption	$305	$634	$1,088	$2,348
C Shares
No Redemption	$205	$634	$1,088	$2,348

  *  Reflects imposition of sales charge.

  **  Reflects deduction of CDSC.

  ***  Based on the conversion of Investor B Shares to Investor A Shares after eight years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. Investor B and Investor C Shares have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option schedule should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management

The fund management team is led by Thomas P. Callan, CFA, Managing Director at BlackRock Advisors, LLC (BlackRock), and Erin Xie, PhD, a Managing Director at BlackRock.

Mr. Callan, senior portfolio manager, is the head of the BlackRock Global Opportunities Team and is a manager and strategist for all of the team's portfolios. He has been a manager of the fund since 2005. He is a member of the BlackRock Equity Operating Committee. Prior to joining BlackRock as a member of the global emerging-cap team in 1998, Mr. Callan was with the PNC Asset Management Group, which he joined in 1992.

Ms. Xie joined BlackRock following the merger with State Street Research & Management (SSRM) in 2005. Prior to joining BlackRock, she was a Senior Vice President and a member of the portfolio management team of the State Street Research Health Sciences Fund since 2001 and became a portfolio manager in 2003. Ms. Xie was employed by SSRM beginning in 2001 as an equity analyst covering the healthcare sector. Prior to SSRM, she also served as an associate in pharmaceutical equity research at Sanford Bernstein & Company.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

Financial Highlights

The financial information in the tables below shows the fund's financial performance for the periods indicated. For periods prior to January 31, 2005, the table shows performance information for the SSR Fund, which reorganized with the fund on that date. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP (for periods through February 28, 2003) and Deloitte & Touche LLP (for periods after February 28, 2003). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Investor A, B or C Share Outstanding Throughout Each Period)

Health Sciences Opportunities Portfolio

	INVESTOR A SHARES
	Year Ended 9/30/06	For the Period 3/01/05 to 9/30/05	Year Ended 2/28/05	Year Ended 2/29/04[1]	Year Ended 2/28/03[1,2]	Year Ended 2/28/02
Net asset value at beginning of period	$24.11	$20.24	$20.96	$11.57	$14.43	$14.14
Income from investment operations
Net investment loss	(0.05)[3]	(0.09)[3]	(0.17)	(0.12)	(0.12)	(0.13)
Net gain (loss) on investments (both realized and unrealized)	2.27	3.97	0.52	10.15	(2.70)	0.47
Total from investment operations	2.22	3.88	0.35	10.03	(2.82)	0.34
Less distributions
Distributions from net realized capital gains	(0.62)	(0.01)	(1.07)	(0.64)	(0.04)	(0.05)
Total distributions	(0.62)	(0.01)	(1.07)	(0.64)	(0.04)	(0.05)
Redemption fees added to paid-in capital	0.01	– – [4]	– –	– –	– –	– –
Net asset value at end of period	$25.72	$24.11	$20.24	$20.96	$11.57	$14.43

Total return[5]	9.40%[6]	19.17%[7,8]	1.52%	87.13%	(19.63)%	2.41%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$434,360	$186,545	$76,550	$54,638	$9,250	$13,069
Ratios of expenses to average net assets
Net expenses	1.34%	1.55%[9]	1.58%	1.55%	1.55%	1.55%
Total expenses	1.45%	1.69%[9]	1.73%	2.11%	3.04%	3.41%
Ratios of net investment loss to average net assets
After advisory/administration and other fee waivers	(0.19)%	(0.68)%[9]	(0.90)%	(0.71)%	(0.99)%	(0.88)%
Before advisory/administration and other fee waivers	(0.30)%	(0.82)%[9]	(1.05)%	(1.27)%	(2.47)%	(2.71)%
Portfolio turnover rate	157%	77%	173%	106%	157%	75%

1  Per-share figures have been calculated using the average shares method.

2  Audited by other auditors.

3  Calculated using the average shares outstanding method.

4  Redemption fees added to paid-in capital are less than $0.005 per share.

5  Neither front-end sales load nor contingent deferred sales load is reflected in total return.

6  Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. The impact to the return for redemption fees received during the period is 4 basis points.

7  Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. There was no impact to the return.

8  Not annualized.

9  Annualized.

Continued

FINANCIAL HIGHLIGHTS

(For an Investor A, B or C Share Outstanding Throughout Each Period)

Health Sciences Opportunities Portfolio

	INVESTOR B SHARES
	Year Ended 9/30/06	For the Period 3/01/05 to 9/30/05	Year Ended 2/28/05	Year Ended 2/29/04[1]	Year Ended 2/28/03[1,2]	Year Ended 2/28/02[1,2]
Net asset value at beginning of period	$23.31	$19.65	$20.52	$11.41	$14.34	$14.14
Income from investment operations
Net investment loss	(0.24)[3]	(0.17)[3]	(0.28)	(0.24)	(0.21)	(0.23)
Net gain (loss) on investments (both realized and unrealized)	2.19	3.84	0.48	9.99	(2.68)	0.48
Total from investment operations	1.95	3.67	0.20	9.75	(2.89)	0.25
Less distributions
Distributions from net realized gains	(0.62)	(0.01)	(1.07)	(0.64)	(0.04)	(0.05)
Total distributions	(0.62)	(0.01)	(1.07)	(0.64)	(0.04)	(0.05)
Redemption fees added to paid-in capital	0.01	– – [4]	– –	– –	– –	– –
Net asset value at end of period	$24.65	$23.31	$19.65	$20.52	$11.41	$14.34

Total return[5]	8.54%[6]	18.68%[7,8]	0.80%	85.89%	(20.24)%	1.77%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$78,902	$45,073	$29,495	$22,825	$9,290	$11,399
Ratios of expenses to average net assets
Net expenses	2.16%	2.25%[9]	2.25%	2.25%	2.25%	2.25%
Total expenses	2.16%	2.33%[9]	2.39%	2.91%	3.74%	3.99%
Ratios of net investment loss to average net assets
After advisory/administration and other fee waivers	(1.02)%	(1.35)%[9]	(1.58)%	(1.44)%	(1.69)%	(1.59)%
Before advisory/administration and other fee waivers	(1.02)%	(1.43)%[9]	(1.71)%	(2.10)%	(3.17)%	(3.30)%
Portfolio turnover rate	157%	77%	173%	106%	157%	75%

1  Per-share figures have been calculated using the average shares method.

2  Audited by other auditors.

3  Calculated using the average shares outstanding method.

4  Redemption fees added to paid-in capital are less than $0.005 per share.

5  Neither front-end sales load nor contingent deferred sales load is reflected in total return.

6  Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. The impact to the return for redemption fees received during the period is 4 basis points.

7  Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. There was no impact to the return.

8  Not annualized.

9  Annualized.

Continued

FINANCIAL HIGHLIGHTS

(For an Investor A, B or C Share Outstanding Throughout Each Period)

Health Sciences Opportunities Portfolio

	INVESTOR C SHARES
	Year Ended 9/30/06	For the Period 3/01/05 to 9/30/05	Year Ended 2/28/05	Year Ended 2/29/04[1]	Year Ended 2/28/03[1,2]	Year Ended 2/28/02[1,2]
Net asset value at beginning of period	$23.26	$19.61	$20.47	$11.39	$14.31	$14.11
Income from investment operations
Net investment loss	(0.21)[3]	(0.18)[3]	(0.22)	(0.23)	(0.21)	(0.23)
Net gain (loss) on investments (both realized and unrealized)	2.18	3.84	0.43	9.95	(2.67)	0.48
Total from investment operations	1.97	3.66	0.21	9.72	(2.88)	0.25
Less distributions
Distributions from net realized gains	(0.62)	(0.01)	(1.07)	(0.64)	(0.04)	(0.05)
Total distributions	(0.62)	(0.01)	(1.07)	(0.64)	(0.04)	(0.05)
Redemption fees added to paid-in capital	0.01	– – [4]	– –	– –	– –	– –
Net asset value at end of period	$24.62	$23.26	$19.61	$20.47	$11.39	$14.31

Total return[5]	8.65%[6]	18.67%[7,8]	0.86%	85.87%	(20.21)%	1.77%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$254,724	$84,431	$25,248	$11,017	$1,291	$1,314
Ratios of expenses to average net assets
Net expenses	2.04%	2.25%[9]	2.25%	2.25%	2.25%	2.25%
Total expense	2.04%	2.32%[9]	2.41%	2.77%	3.74%	3.99%
Ratios of net investment loss to average net assets
After advisory/administration and other fee waivers	(0.87)%	(1.41)%[9]	(1.56)%	(1.38)%	(1.69)%	(1.58)%
Before advisory/administration and other fee waivers	(0.87)%	(1.48)%[9]	(1.71)%	(1.90)%	(3.18)%	(3.29)%
Portfolio turnover rate	157%	77%	173%	106%	157%	75%

1  Per-share figures have been calculated using the average shares method.

2  Audited by other auditors.

3  Calculated using the average shares outstanding method.

4  Redemption fees added to paid-in capital are less than $0.005 per share.

5  Neither front-end sales load nor contingent deferred sales load is reflected in total return.

6  Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. The impact to the return for redemption fees received during the period is 4 basis points.

7  Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. There was no impact to the return.

8  Not annualized.

9  Annualized.

BlackRock

Global Science & Technology Opportunities Portfolio

Investment Goal

The fund seeks long-term capital appreciation.

Primary Investment Strategies

In pursuit of this goal, the fund will invest primarily in equity securities of U.S. and non-U.S. companies in all capitalization ranges selected for their rapid and sustainable growth potential from the development, advancement and use of science and/or technology. The fund normally invests at least 80% of its net assets in equity securities issued by science and technology companies in all market capitalization ranges. The fund may invest up to 25% of its net assets in stocks of issuers in emerging market countries.

The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock. The fund may also invest in Rule 144A securities, which are privately placed securities purchased by qualified institutional buyers. From time to time the fund may invest in shares of companies through initial public offerings (IPOs).

The fund management team will invest in U.S. and non-U.S. companies (including companies located in emerging market countries) that are expected to offer the best opportunities for growth and high investment returns. The fund management team uses a multi-factor screen to identify stocks that have above-average return potential. The factors and the weight assigned to a factor may change depending on market conditions. The most influential factors over time have been revenue and earnings growth, estimate revisions, profitability and relative value.

The management team, in an attempt to reduce portfolio risk, will diversify by investing in at least three countries, one of which may be the U.S. Some of the industries that are likely to be represented in the fund's portfolio holdings include:

■  Application Software

■  IT Consulting & Services

■  Internet Software and Services

■  Networking Equipment

■  Telecom Equipment

■  Computer Hardware

■  Computer Storage & Peripherals

■  Electronic Equipment and Instruments

■  Semiconductor Equipment

■  Semiconductors

IMPORTANT DEFINITIONS

Earnings Growth: The rate of growth in a company's earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth may cause share prices to increase.

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Fundamentals: "Fundamental" information about a company (such as its income statement, balance sheet, earnings and sales history, products and management).

Investment Style: Refers to the guiding principles of a mutual fund's investment choices. The investment style of this fund is global science and technology, referring to the type of securities the managers will choose for this fund.

Market Capitalization: Market capitalization refers to the market value of a company and is calculated by multiplying the number of shares outstanding by the current price per share.

NYSE Arca Tech 100 IndexSM: A price-weighted index comprised of not more than 100 individual stocks listed on the NYSE, AMEX or NASDAQ. The index is modeled to represent a broad spectrum of companies engaged principally in manufacturing products and/or providing services within technology fields.

Technical Analysis: The study and interpretation of securities in order to predict future trends. The technical tools used by the management team include: trending indicators such as moving averages and non-trending indicators such as cash flow and relative strengths.

■  Aerospace & Defense

■  Electrical Components & Equipment

■  Biotechnology

■  Pharmaceuticals

■  Healthcare Equipment & Supplies

■  Healthcare Distribution & Services

■  Healthcare Facilities

■  Industrial Gases

■  Specialty Chemicals

■  Advanced Materials

■  Integrated Telecom Services

■  Alternative Carriers

■  Wireless Telecommunication Services

The fund generally will sell a stock when, in the management team's opinion, there is a deterioration in the company's fundamentals, a change in macroeconomic outlook, technical deterioration, valuation issues, a need to rebalance the portfolio or a better opportunity elsewhere. The team uses a broad set of quantitative tools to enhance the timing of purchase or sell decisions.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund's primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment goal.

As part of its normal operations, the fund may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities and may buy options on a currency or a basket of currencies, or enter into foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of currency with another party for that other party's obligation to pay or its right to receive another type of currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). The fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in equity securities is that their prices fluctuate. The value of your investment can go up or down depending upon market conditions, which means you could lose money. The value of equity securities may decline due to developments relating to the issuer, industry factors or general market conditions. Equity securities generally have greater price volatility than fixed income securities.

The fund's focus on stocks in the science and technology sectors makes it more susceptible to factors affecting those sectors and more volatile than funds that invest in many different sectors. Therefore, a downturn in the science and/or technology sectors could impact the fund's performance to a greater extent than a fund that invests in many sectors.

In addition, investing in science and technology companies exposes the fund to special risks. For example, rapid advances in science and technology might cause existing products to become obsolete, and the fund's returns could suffer to the extent it holds an affected company's shares. Companies in a number of science and technology industries are also subject to more government regulations and approval processes than many other industries. This fact may affect a company's overall profitability and cause its stock price to be more volatile. Additionally, science and technology companies are dependent upon consumer and business acceptance as new technologies evolve.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund's investment than if the fund held the securities of larger, more established companies.

Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

In addition, political and economic structures in emerging markets countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past and may do so again in the future, as a result of economic and political turmoil in many of these countries.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performances. The investment performance of the fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund's performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

While the management team chooses stocks they believe have above-average earnings growth potential, there is no guarantee that the investments will increase in value or that they won't decline.

The fund's investment in Rule 144A securities could have the effect of increasing the level of illiquidity in the fund during any period that qualified institutional buyers become uninterested in purchasing these types of securities.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective.

Forward foreign currency exchange contracts do not eliminate movements in the value of non-U.S. currencies and securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

The fund may, from time to time, invest more than 25% of its assets in securities whose issuers are located in a single country. These investments would make the fund more dependent upon the political and economic circumstances of that country than a mutual fund that owns stocks of companies in many countries.

The expenses of the fund can be expected to be higher than those of other funds investing primarily in domestic securities because the costs attributable to investing abroad are usually higher.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the NYSE Arca Tech 100 IndexSM, a recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31  Investor A Shares

ANNUAL TOTAL RETURNS*

Global Science & Technology Opportunities

These returns assume payment of applicable sales charges.

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	Since Inception	Inception Date[1]
Global Science & Technology Opportunities; Inv A
Return Before Taxes	1.96%	3.56%	-5.40%	05/15/00
Return After Taxes on Distributions	1.96%	3.56%	-5.40%
Return After Taxes on Distributions and Sale of Shares	1.27%	3.05%	-4.48%
Global Science & Technology Opportunities; Inv B
Return Before Taxes	2.12%	3.49%	-5.38%	05/15/00
Global Science & Technology Opportunities; Inv C
Return Before Taxes	5.62%	3.84%	-5.38%	05/15/00
NYSE Arca Tech 100	5.20%	5.33%	-1.99%	N/A

  *  The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Investor B and C Shares will vary.

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund's distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Shareholder Fees

(Fees paid directly from your investment)

	A Shares	B Shares	C Shares
Maximum Sales Charge (Load) Imposed on Purchases* (as percentage of offering price)	5.25%	0.0%	0.0%
Maximum Deferred Sales Charge (Load) (as percentage of offering price)	0.0%	4.5%**	1.0	%***
Redemption Fee**** (as a percentage of amount redeemed)	2.0%	2.0%	2.0%

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

	A Shares		B Shares		C Shares
Advisory fees		.90%		.90%		.90%
Distribution (12b-1) fees		– –%		.75%		.75%
Other expenses		1.23%		1.42%		1.15%
Service fees	.25%		.25%		.25%
Other	.98%		1.17%		.90%
Acquired fund fees and expenses[1]		– –%		– –%		– –%
Total annual fund operating expenses		2.13%		3.07%		2.80%
Fee waivers and expense reimbursements[2]		.38%		.42%		.15%
Net expenses[2]		1.75%		2.65%		2.65%

  *  Reduced front-end sales charges may be available (see the section "Can the Sales Charge be Reduced or Eliminated?" for more information regarding the reduction of front-end sales charges). A CDSC of 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

  **  The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See the section "Purchase of Investor B Shares" for complete schedule of CDSCs.)

  ***  There is no CDSC on C Shares after one year.

  ****  Fee applies only to shares that are redeemed or exchanged within 30 days of purchase.

  1  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit expenses to 1.75% (for Investor A Shares) and 2.65% (for Investor B and C Shares) (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
A Shares*	$694	$1,122	$1,576	$2,829
B Shares**
Redemption	$718	$1,259	$1,774	$3,134	***
B Shares
No Redemption	$268	$909	$1,574	$3,134	***
C Shares**
Redemption	$368	$854	$1,466	$3,117
C Shares
No Redemption	$268	$854	$1,466	$3,117

  *  Reflects imposition of sales charge.

  **  Reflects deduction of CDSC.

  ***  Based on the conversion of the Investor B Shares to Investor A Shares after eight years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management

The fund management team is led by Thomas P. Callan, CFA, Managing Director at BlackRock Advisors, LLC (BlackRock), Erin Xie, PhD, a Managing Director at BlackRock, and Jean M. Rosenbaum, CFA, Managing Director at BlackRock.

Mr. Callan, senior portfolio manager, is the head of the BlackRock Global Opportunities Team and is a manager and strategist for all of the team's portfolios. He has been a manager of the fund since its inception. He is a member of the BlackRock Equity Operating Committee. Prior to joining BlackRock as a member of the global emerging-cap team in 1998, Mr. Callan was with the PNC Asset Management Group, which he joined in 1992.

Ms. Xie joined BlackRock following the merger with State Street Research & Management (SSRM) in 2005. Prior to joining BlackRock, she was a Senior Vice President and member of the portfolio management team of the State Street Research Health Sciences Fund since 2001 and became a portfolio manager in 2003. Ms. Xie was employed by SSRM beginning in 2001 as an equity analyst covering the healthcare sector. Prior to SSRM, she also served as an associate in pharmaceutical equity research at Sanford Bernstein & Company.

Ms. Rosenbaum is a member of the BlackRock Global Opportunities Team. She is a portfolio manager for the U.S. opportunities portfolios and a strategist for all of the team's products. Prior to joining BlackRock in 1998, Ms. Rosenbaum was a health care analyst with the PNC Asset Management Group.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

Financial Highlights

The financial information in the tables below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Investor A, B or C Share Outstanding Throughout Each Period)

Global Science & Technology Opportunities Portfolio

	INVESTOR A SHARES					INVESTOR B SHARES
	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$6.45	$5.31	$5.38	$3.55	$4.38	$6.19	$5.13	$5.24	$3.49	$4.33
Income from investment operations
Net investment loss	(0.06)[2]	(0.07)[2]	(0.09)[2]	(0.07)	(0.09)	(0.11)[2]	(0.11)[2]	(0.13)[2]	(0.10)	(0.14)
Net gain (loss) on investments (both realized and unrealized)	0.60	1.21	0.02	1.90	(0.74)	0.57	1.17	0.02	1.85	(0.70)
Total from investment operations	0.54	1.14	(0.07)	1.83	(0.83)	0.46	1.06	(0.11)	1.75	(0.84)
Redemption fees added to paid-in capital	0.01	– – [3]	– – [3]	– –	– –	0.01	– – [3]	– – [3]	– –	– –
Net asset value at end of period	$7.00	$6.45	$5.31	$5.38	$3.55	$6.66	$6.19	$5.13	$5.24	$3.49
Total return[4]	8.53%[5]	21.47%[6]	(1.30)%[4]	51.55%	(18.95)%	7.59%[5]	20.66%[6]	(2.10)%[4]	50.14%	(19.40)%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$13,040	$9,688	$9,929	$11,406	$9,104	$10,439	$10,998	$12,315	$16,646	$12,944
Ratios of expenses to average net assets
Net expenses	1.77%	1.84%	1.89%	1.83%	1.67%	2.63%	2.59%	2.65%	2.57%	2.38%
Total expenses	2.27%	2.35%	2.14%	2.10%	1.79%	3.06%	3.00%	2.82%	2.85%	2.50%
Ratios of net investment loss to average net assets
After advisory/administration and other fee waivers	(0.83)%	(1.16)%	(1.56)%	(1.53)%	(1.47)%	(1.73)%	(1.91)%	(2.33)%	(2.28)%	(2.18)%
Before advisory/administration and other fee waivers	(1.33)%	(1.67)%	(1.81)%	(1.81)%	(1.59)%	(2.16)%	(2.32)%	(2.50)%	(2.55)%	(2.29)%
Portfolio turnover rate	132%	113%	115%	226%	587%	132%	113%	115%	226%	587%

	INVESTOR C SHARES
	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$6.19	$5.14	$5.24	$3.49	$4.33
Income from investment operations
Net investment loss	(0.11)[2]	(0.11)[2]	(0.13)[2]	(0.10)	(0.15)
Net gain (loss) on investments (both realized and unrealized)	0.57	1.16	0.03	1.85	(0.69)
Total from investment operations	0.46	1.05	(0.10)	1.75	(0.84)
Redemption fees added to paid-in capital	0.01	– – [3]	– – [3]	– –	– –
Net asset value at end of period	$6.66	$6.19	$5.14	$5.24	$3.49
Total return[4]	7.59%[5]	20.43%[6]	(1.91)%[4]	50.14%	(19.40)%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$6,511	$2,794	$3,244	$4,024	$3,010
Ratios of expenses to average net assets
Net expenses	2.62%	2.59%	2.65%	2.57%	2.59%
Total expenses	2.84%	3.00%	2.80%	2.85%	2.72%
Ratios of net investment loss to average net assets
After advisory/administration and other fee waivers	(1.67)%	(1.91)%	(2.33)%	(2.28)%	(2.37)%
Before advisory/administration and other fee waivers	(1.89)%	(2.32)%	(2.48)%	(2.55)%	(2.50)%
Portfolio turnover rate	132%	113%	115%	226%	587%

1  Audited by other auditors.

2  Calculated using the average shares outstanding method.

3  Redemption fees added to paid in capital are less than $0.005 per share.

4  Neither front-end sales load nor contingent deferred sales load is reflected in total return.

5  Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. The impact to the return for redemption fees received during the period is 16 basis points.

6  Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. There was no impact to the return.

BlackRock

Global Resources Portfolio

IMPORTANT DEFINITIONS

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Fundamentals: "Fundamental" information about a company (such as its income statement, balance sheet, earnings and sales history, products and management).

Investment Style: Refers to the guiding principles of a mutual fund's investment choices. The investment style of this fund is global resources, referring to the type of securities the managers will choose for this fund.

Lipper Natural Resources Funds Index: An equally weighted index of typically the 30 largest mutual funds within its respective investment objective.

S&P 500® Index: The Standard & Poor's Composite Stock Price Index, an unmanaged index of 500 stocks, most of which are listed on the New York Stock Exchange. The index focuses on the large-cap segment of the market with over 80% coverage of U.S. equities.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

The fund is closed to new investors. Existing shareholders may make additional investments in current accounts. In addition, new accounts may be opened by (i) any investor if the taxpayer identification number for the new account will be the same as that for a current account and (ii) 401(k), 403(b), 457 and other similar group retirement plan programs or certain discretionary wrap fee programs that have current accounts.

Investment Goal

The fund seeks to provide long-term growth of capital.

Primary Investment Strategies

Under normal market conditions, the fund invests at least 80% of its total assets in securities of global energy and natural resources companies and companies in associated businesses, as well as utilities (such as gas, water, cable, electrical and telecommunications utilities). The natural resources sector can include companies that own, produce, refine, process, transport and market natural resources, and companies that provide related services. The sector includes, but is not limited to, industries such as integrated oil, oil and gas exploration and production, gold and other precious metals, steel and iron ore production, energy services and technology, metal production, forest products, paper products, chemicals, building materials, coal, alternative energy sources and environmental services. The fund will concentrate its investments (i.e., invest more than 25% of its assets) in energy or natural resources companies. The fund may invest without limit in companies located anywhere in the world and will generally invest in at least three countries and in companies tied economically to a number of countries. It expects to invest primarily in developed markets, but may also invest in emerging markets.

In selecting investments, the fund looks for companies and industries that appear to have the potential for above-average long-term performance based on projections of supply and demand of a resource and the state of the market. These may include companies that are expected to show above-average growth over the long term as well as those that appear to be trading below their true worth. While the fund tends to emphasize smaller companies, from time to time it may emphasize companies of other sizes. The fund's investments may include common and preferred stock, securities convertible into common and preferred stock, warrants and depositary receipts.

The fund reserves the right to invest up to 20% of total assets in other U.S. and foreign investments. These may include stocks of companies not associated with energy or natural resources. These may also include debt securities, although the fund may not invest more than 10% of total assets in junk bonds (bonds that are below Standard & Poor's BBB or Moody's Baa rating categories, or their unrated equivalents). Split rated bonds will be considered to have the higher credit rating.

The fund generally will sell a stock when, in the management team's opinion, the stock reaches its price target, there is a deterioration in the company's fundamentals, a change in macroeconomic outlook, technical deterioration, valuation issues, a need to rebalance the portfolio or a better opportunity elsewhere.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund's primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment goal.

As part of its normal operation, the fund may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities and may buy options on a currency or a basket of currencies (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument at a specific price on or before a specific date. A future is an agreement to buy or sell an instrument at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns. The fund may also buy and sell currencies and use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future) to hedge against movements in the value of non-U.S. currencies or to enhance returns.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in equity securities is that their prices fluctuate. The value of your investment can go up or down depending upon market conditions, which means you could lose money. The value of equity securities may decline due to developments relating to the issuer, industry factors or general market conditions. Equity securities generally have greater price volatility than fixed income securities.

The fund's strategy of concentrating in energy and natural resources companies means that its performance will be closely tied to the performance of a particular market segment. Because the fund is concentrated in these companies, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

Stocks of energy and natural resources companies are especially affected by variations in the commodities markets (that may be due to market events, regulatory developments or other factors that the fund cannot control) and these companies may lack the resources and the broad business lines to weather hard times. Energy companies can be significantly affected by the supply of and demand for specific products and services, the supply of and demand for oil and gas, the price of oil and gas, exploration and production spending, government regulation, world events and economic conditions. Natural resources companies can be significantly affected by events relating to international political developments, energy conservation, the success of exploration projects, commodity prices, and tax and government regulations.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund's investment than if the fund held the securities of larger, more established companies.

Any securities that are thinly traded or whose resale is restricted can be difficult to sell at the desired time and price. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper the fund's ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element. Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities. Where registration is required for restricted or illiquid securities, a considerable time period may elapse between the time the fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the fund might obtain less favorable pricing terms than when it decided to sell the security.

Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

Political and economic structures in emerging markets countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past and may do so again in the future, as a result of economic and political turmoil in many of these countries.

In addition, many U.S. companies in which the fund may invest generate significant revenues and earnings from abroad. As a result, these companies and the prices of their securities may be affected by weaknesses in global and regional economies and the relative value of foreign currencies to the U.S. dollar. These factors, taken as a whole, could adversely affect the price of fund shares.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The value of any bonds held by the fund is likely to decline when interest rates rise; this risk is greater for bonds with longer maturities. It is also possible that a bond issuer could default on principal or interest payments, causing a loss for the fund. The fund may invest in non-investment grade or "high yield" securities commonly known to investors as "junk bonds." Non-investment grade securities carry greater risks than investment grade securities, which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time.

The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market values may change from time to time, positively or negatively, to reflect new developments regarding the issuer. Companies that issue high yield securities are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bondholder. During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also impact the market for lower-rated securities and the fund. Also, the market for high yield securities is not as liquid as the market for higher rated securities. This means that it may be harder to buy and sell high yield securities, especially on short notice, and high yield securities may be more difficult for the fund to value accurately than higher rated securities. The market for high yield securities could also be impacted by legal or tax changes.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective.

Forward foreign currency exchange contracts do not eliminate movements in the value of non-U.S. currencies and securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

The expenses of the fund can be expected to be higher than those of other funds investing primarily in domestic securities because the costs attributable to investing abroad are usually higher.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund's.

Risk / Return Information

On January 31, 2005, the fund reorganized with the State Street Research Global Resources Fund (the SSR Fund). The SSR Fund transferred substantially all of its assets and liabilities to the fund in exchange for shares of the fund, which were then distributed to SSR Fund shareholders. For periods prior to January 31, 2005, the chart and table below show performance information for the SSR Fund, which had similar investment goals and strategies as the fund. The chart and table give you a picture of long-term performance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the performance to that of the Lipper Natural Resources Funds Index and the S&P 500® Index, recognized unmanaged indices of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If certain expenses had not been waived or reimbursed during these periods, returns would have been lower.

The performance of Investor B Shares for the period before they were launched is based on the performance of Investor A Shares adjusted to reflect the class specific fees applicable to Investor B Shares at the time of such share class's launch. This information may be considered when assessing the fund's performance, but does not represent the actual performance of this share class.

As of 12/31  Investor A Shares

ANNUAL TOTAL RETURNS*

Global Resources

These returns assume payment of applicable sales charges.

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
Global Resources; Inv A
Return Before Taxes	-0.49%	31.10%	15.84%	03/02/90
Return After Taxes on Distributions	-4.71%	28.96%	14.36%
Return After Taxes on Distributions and Sale of Shares	4.96%	27.55%	13.75%
Global Resources; Inv B
Return Before Taxes	0.90%	31.49%	15.64%	03/02/90
Global Resources; Inv C
Return Before Taxes	3.52%	31.65%	15.65%	03/02/90
Lipper Natural Resources (Reflects no deduction for fees, expenses or taxes)	15.04%	21.68%	13.51%	N/A
S&P 500® (Reflects no deduction for fees, expenses or taxes)	15.79%	6.19%	8.42%	N/A

  *  The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC

  1  Inception date of the SSR Fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Investor B and C Shares will vary.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Shareholder Fees

(Fees paid directly from your investment)

	A Shares	B Shares	C Shares
Maximum Sales Charge (Load) Imposed on Purchases* (as percentage of offering price)	5.25%	0.0%	0.0%
Maximum Deferred Sales Charge (Load) (as percentage of offering price)	0.0%	4.5%**	1.0	%***
Redemption Fee**** (as a percentage of amount redeemed)	2.0%	2.0%	2.0%

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund's distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

	A Shares		B Shares		C Shares
Advisory fees		.74%		.74%		0.74%
Distribution (12b-1) fees		– –%		0.75%		0.75%
Other expenses		.54%		.57%		.51%
Service fees	.25%		.25%		.25%
Other	.29%		.32%		.26%
Acquired fund fees and expenses[1]		– –%		– –%		– –%
Total annual fund operating expenses		1.28%		2.06%		2.00%
Fee waivers and expense reimbursements[2]		– –%		.02%		– –%
Net expenses[2]		1.28%		2.04%		2.00%

  *  Reduced front-end sales charges may be available (See the section "Can the Sales Charge be Reduced or Eliminated?" for more information regarding the reduction of front-end sales charges). A CDSC of 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

  **  The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See the section "Purchase of Investor B Shares" for complete schedule of CDSCs.)

  ***  There is no CDSC on C Shares after one year.

  ****  Fee applies only to shares that are redeemed or exchanged within 30 days of purchase.

  1  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit expenses to 1.34% (for Investor A Shares) and 2.04% (for Investor B and C Shares) (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B and C Shares only, no redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
A Shares*	$649	$910	$1,190	$1,989
B Shares**
Redemption	$657	$994	$1,307	$2,188	***
B Shares
No Redemption	$207	$644	$1,107	$2,188	***
C Shares**
Redemption	$303	$627	$1,078	$2,327
C Shares
No Redemption	$203	$627	$1,078	$2,327

  *  Reflects imposition of sales charge.

  **  Reflects deduction of CDSC.

  ***  Based on the conversion of Investor B Shares to Investor A Shares after eight years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. Investor B and Investor C Shares have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option schedule should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management

The fund management team is led by Daniel J. Rice III, Managing Director at BlackRock Advisors, LLC (BlackRock), and Denis J. Walsh III, CFA, Managing Director at BlackRock.

Mr. Rice and Mr. Walsh joined BlackRock following the merger with State Street Research & Management (SSRM) in 2005. Prior to joining BlackRock, Mr. Rice had been a Senior Vice President and a portfolio manager of the State Street Research Global Resources Fund since its inception in March 1990. He was employed by SSRM beginning in 1984.

Prior to joining BlackRock, Mr. Walsh was a Managing Director and was an energy analyst for the State Street Research Global Resources Fund beginning in 1999. He was also a member of the portfolio management team for the Large Cap Analyst Fund and has worked as an investment professional in equity research since 1979.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

Financial Highlights

The financial information in the tables below shows the fund's financial performance for the periods indicated. For periods prior to January 31, 2005, the table shows performance information for the SSR Fund, which reorganized with the fund on that date. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP (for periods through June 30, 2002) and Deloitte & Touche LLP (for periods after June 30, 2002). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Investor A, B or C Share Outstanding Throughout Each Period)

Global Resources Portfolio

	INVESTOR A SHARES
	Year Ended 9/30/06	For the Period 3/01/05 to 9/30/05	For the Period 7/01/04 to 2/28/05	Year Ended 6/30/04[1]	Year Ended 6/30/03[1]	Year Ended 6/30/02[1,2]
Net asset value at beginning of period	$76.01	$56.23	$39.58	$25.81	$22.74	$21.50
Income from investment operations
Net investment income (loss)	0.32 [3]	0.03 [3]	(0.15)	0.21	(0.10)	(0.15)
Net gain (loss) on investments (both realized and unrealized)	(2.36)	19.75	18.69	14.15	3.17	1.39
Total from investment operations	(2.04)	19.78	18.54	14.36	3.07	1.24
Less distributions
Distributions from net investment income	(0.48)	– –	(0.34)	(0.59)	– –	– –
Distributions from net realized gains	(8.60)	– –	(1.55)	– –	– –	– –
Total distributions	(9.08)	– –	(1.89)	(0.59)	– –	– –
Redemption fees added to paid-in capital	0.01	– – [4]	– –	– –	– –	– –
Net asset value at end of period	$64.90	$76.01	$56.23	$39.58	$25.81	$22.74

Total return[5]	(3.20)%[6]	35.18%[7,8]	47.69%[8]	56.06%	13.50%	5.77%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$683,417	$877,120	$676,234	$406,209	$103,987	$89,883
Ratios of expenses to average net assets
Net expenses	1.30%	1.34%[9]	1.36%[9]	1.34%	1.60%	1.73%
Total expenses	1.41%	1.52%[9]	1.38%[9]	1.34%	1.61%	1.74%
Ratios of net investment income (loss) to average net assets
After advisory/administration and other fee waivers	0.44%	0.10%[9]	(0.52)%[9]	0.64%	(0.47)%	(0.73)%
Before advisory/administration and other fee waivers	0.33%	(0.08)%[9]	(0.54)%[9]	0.64%	(0.47)%	(0.73)%
Portfolio turnover rate	27%	9%	22%	27%	33%	38%

1  Per-share figures have been calculated using the average shares method.

2  Audited by other auditors.

3  Calculated using the average shares outstanding method.

4  Redemption fees added to Paid-in capital are less than $0.005 per share.

5  Neither front-end sales load nor contingent deferred sales load is reflected in total return.

6  Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. The impact to the return for redemption fees received during the period is 2 basis points.

7  Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. There was no impact to the return.

8  Not annualized.

9  Annualized.

Continued

FINANCIAL HIGHLIGHTS

(For an Investor A, B or C Share Outstanding Throughout Each Period)

Global Resources Portfolio

	INVESTOR B SHARES
	Year Ended 9/30/06	For the Period 3/01/05 to 9/30/05	For the Period 7/01/04 to 2/28/05	Year Ended 6/30/04[1]	Year Ended 6/30/03[1]	Year Ended 6/30/02[1,2]
Net asset value at beginning of period	$69.43	$51.58	$36.52	$23.89	$21.20	$20.16
Income from investment operations
Net investment income (loss)	(0.18)[3]	(0.19)[3]	(0.32)	(0.06)	(0.23)	(0.27)
Net gain (loss) on investments (both realized and unrealized)	(2.09)	18.04	17.18	13.14	2.92	1.31
Total from investment operations	(2.27)	17.85	16.86	13.08	2.69	1.04
Less distributions
Distributions from net investment income	(0.38)	– –	(0.25)	(0.45)	– –	– –
Distributions from net realized gains	(8.60)	– –	(1.55)	– –	– –	– –
Total distributions	(8.98)	– –	(1.80)	(0.45)	– –	– –
Redemption fees added to paid-in capital	0.01	– – [4]	– –	– –	– –	– –
Net asset value at end of period	$58.19	$69.43	$51.58	$36.52	$23.89	$21.20

Total return[5]	(3.91)%[6]	34.60%[7,8]	47.09%[8]	55.07%	12.69%	5.16%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$87,636	$117,845	$94,506	$66,704	$29,782	$25,626
Ratios of expenses to average net assets
Net expenses	2.02%	2.04%[9]	2.01%[9]	2.04%	2.30%	2.43%
Total expenses	2.09%	2.18%[9]	2.02%[9]	2.04%	2.31%	2.44%
Ratios of net investment loss to average net assets
After advisory/administration and other fee waivers	(0.27)%	(0.60)%[9]	(1.17)%[9]	(0.20)%	(1.17)%	(1.41)%
Before advisory/administration and other fee waivers	(0.34)%	(0.74)%[9]	(1.18)%[9]	(0.20)%	(1.17)%	(1.41)%
Portfolio turnover rate	27%	9%	22%	27%	33%	38%

1  Per-share figures have been calculated using the average shares method.

2  Audited by other auditors.

3  Calculated using the average shares outstanding method.

4  Redemption fees added to Paid-in capital are less than $0.005 per share.

5  Neither front-end sales load nor contingent deferred sales load is reflected in total return.

6  Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. The impact to the return for redemption fees received during the period is 2 basis points.

7  Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. There was no impact to the return.

8  Not annualized.

9  Annualized.

Continued

FINANCIAL HIGHLIGHTS

(For an Investor A, B or C Share Outstanding Throughout Each Period)

Global Resources Portfolio

	INVESTOR C SHARES
	Year Ended 9/30/06	For the Period 3/01/05 to 9/30/05	For the Period 7/01/04 to 2/28/05	Year Ended 6/30/04[1]	Year Ended 6/30/03[1]	Year Ended 6/30/02[1,2]
Net asset value at beginning of period	$69.37	$51.53	$36.48	$23.88	$21.18	$20.14
Income from investment operations
Net investment income (loss)	(0.17)[3]	(0.19)[3]	(0.30)	(0.03)	(0.23)	(0.28)
Net gain (loss) on investments (both realized and unrealized)	(2.10)	18.03	17.14	13.10	2.93	1.32
Total from investment operations	(2.27)	17.84	16.84	13.07	2.70	1.04
Less distributions
Distributions from net investment income	(0.38)	– –	(0.24)	(0.47)	– –	– –
Distributions from net realized gains	(8.60)	– –	(1.55)	– –	– –	– –
Total distributions	(8.98)	– –	(1.79)	(0.47)	– –	– –
Redemption fees added to paid-in capital	0.01	– – [4]	– –	– –	– –	– –
Net asset value at end of period	$58.13	$69.37	$51.53	$36.48	$23.88	$21.18

Total return[5]	(3.92)%[6]	34.62%[7,8]	47.01%[8]	55.05%	12.75%	5.16%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$147,723	$201,265	$169,871	$122,088	$37,601	$31,853
Ratios of expenses to average net assets
Net expenses	2.01%	2.04%[9]	2.01%[9]	2.04%	2.30%	2.43%
Total expenses	2.05%	2.17%[9]	2.02%[9]	2.04%	2.31%	2.44%
Ratios of net investment loss to average net assets
After advisory/administration and other fee waivers	(0.26)%	(0.61)%[9]	(1.17)%[9]	(0.10)%	(1.18)%	(1.43)%
Before advisory/administration and other fee waivers	(0.30)%	(0.74)%[9]	(1.18)%[9]	(0.10)%	(1.18)%	(1.43)%
Portfolio turnover rate	27%	9%	22%	27%	33%	38%

1  Per-share figures have been calculated using the average shares method.

2  Audited by other auditors.

3  Calculated using the average shares outstanding method.

4  Redemption fees added to Paid-in capital are less than $0.005 per share.

5  Neither front-end sales load nor contingent deferred sales load is reflected in total return.

6  Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. The impact to the return for redemption fees received during the period is 1 basis point.

7  Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. There was no impact to the return.

8  Not annualized.

9  Annualized.

BlackRock

All-Cap Global Resources Portfolio

Investment Goal

The fund seeks to provide long-term growth of capital.

Primary Investment Strategies

Under normal market conditions, the fund invests at least 80% of its total assets in securities of global energy and natural resources companies and companies in associated businesses, as well as utilities (such as gas, water, cable, electrical and telecommunications utilities). The natural resources sector can include companies that own, produce, refine, process, transport and market natural resources, and companies that provide related services. The sector includes, but is not limited to, industries such as integrated oil, oil and gas exploration and production, gold and other precious metals, steel and iron ore production, energy services and technology, metal production, forest products, paper products, chemicals, building materials, coal, alternative energy sources and environmental services. The fund will concentrate its investments (i.e., invest more than 25% of its assets) in energy or natural resources companies. The fund may invest without limit in companies located anywhere in the world and will generally invest in at least three countries and in companies tied economically to a number of countries. It expects to invest primarily in developed markets, but may also invest in emerging markets.

In selecting investments, the fund looks for companies and industries that appear to have the potential for above-average long-term performance based on projections of supply and demand of a resource and the state of the market. These may include companies that are expected to show above-average growth over the long term as well as those that appear to be trading below their true worth. The fund does not limit its investments to companies of any particular size, and may invest in securities of companies with small to large capitalizations. The fund's investments may include common and preferred stock, securities convertible into common and preferred stock, warrants and depositary receipts.

The fund reserves the right to invest up to 20% of total assets in other U.S. and foreign investments. These may include stocks of companies not associated with energy or natural resources. These may also include debt securities, although the fund may not invest more than 10% of total assets in junk bonds (bonds that are below Standard & Poor's BBB or Moody's Baa rating categories, or their unrated equivalents). Split rated bonds will be considered to have the higher credit rating.

IMPORTANT DEFINITIONS

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Fundamentals: "Fundamental" information about a company (such as its income statement, balance sheet, earnings and sales history, products and management).

Investment Style: Refers to the guiding principles of a mutual fund's investment choices. The investment style of this fund is global resources, referring to the type of securities the managers will choose for this fund.

Lipper Natural Resources Funds Index: An equally weighted index of typically the 30 largest mutual funds within its respective investment objective.

S&P 500® Index: The Standard & Poor's Composite Stock Price Index, an unmanaged index of 500 stocks, most of which are listed on the New York Stock Exchange. The index focuses on the large-cap segment of the market with over 80% coverage of U.S. equities.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

The fund generally will sell a stock when, in the management team's opinion, the stock reaches its price target, there is a deterioration in the company's fundamentals, a change in macroeconomic outlook, technical deterioration, valuation issues, a need to rebalance the portfolio or a better opportunity elsewhere.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund's primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment goal.

As part of its normal operations, the fund may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities and may buy options on a currency or a basket of currencies (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument at a specific price on or before a specific date. A future is an agreement to buy or sell an instrument at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns. The fund may also buy and sell currencies and use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future) to hedge against movements in the value of non-U.S. currencies or to enhance returns.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in equity securities is that their prices fluctuate. The value of your investment can go up or down depending upon market conditions, which means you could lose money. The value of equity securities may decline due to developments relating to the issuer, industry factors or general market conditions. Equity securities generally have greater price volatility than fixed income securities.

The fund's strategy of concentrating in energy and natural resources companies means that its performance will be closely tied to the performance of a particular market segment. Because the fund is concentrated in these companies, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

Stocks of energy and natural resources companies are especially affected by variations in the commodities markets (that may be due to market events, regulatory developments or other factors that the fund cannot control) and these companies may lack the resources and the broad business lines to weather hard times. Energy companies can be significantly affected by the supply of and demand for specific products and services, the supply of and demand for oil and gas, the price of oil and gas, exploration and production spending, government regulation, world events and economic conditions. Natural resources companies can be significantly affected by events relating to international political developments, energy conservation, the success of exploration projects, commodity prices, and tax and government regulations.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund's investment than if the fund held the securities of larger, more established companies.

Any securities that are thinly traded or whose resale is restricted can be difficult to sell at the desired time and price. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper the fund's ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element. Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities. Where registration is required for restricted or illiquid securities, a considerable time period may elapse between the time the fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the fund might obtain less favorable pricing terms than when it decided to sell the security.

Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

Political and economic structures in emerging markets countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past and may do so again in the future, as a result of economic and political turmoil in many of these countries.

In addition, many U.S. companies in which the fund may invest generate significant revenues and earnings from abroad. As a result, these companies and the prices of their securities may be affected by weaknesses in global and regional economies and the relative value of foreign currencies to the U.S. dollar. These factors, taken as a whole, could adversely affect the price of fund shares.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The value of any bonds held by the fund is likely to decline when interest rates rise; this risk is greater for bonds with longer maturities. It is also possible that a bond issuer could default on principal or interest payments, causing a loss for the fund. The fund may invest in non-investment grade or "high yield" securities commonly known to investors as "junk bonds." Non-investment grade securities carry greater risks than investment grade securities, which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time.

The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market values may change from time to time, positively or negatively, to reflect new developments regarding the issuer. Companies that issue high yield securities are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bondholder. During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also impact the market for lower-rated securities and the fund. Also, the market for high yield securities is not as liquid as the market for higher rated securities. This means that it may be harder to buy and sell high yield securities, especially on short notice, and high yield securities may be more difficult for the fund to value accurately than higher rated securities. The market for high yield securities could also be impacted by legal or tax changes.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective.

Forward foreign currency exchange contracts do not eliminate movements in the value of non-U.S. currencies and securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

The expenses of the fund can be expected to be higher than those of other funds investing primarily in domestic securities because the costs attributable to investing abroad are usually higher.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund's.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Investor A Shares (in the chart) and for

Investor A, B and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lipper Natural Resources Funds Index and the S&P 500® Index, recognized unmanaged indices of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31  Investor A Shares

ANNUAL TOTAL RETURNS*

All-Cap Global Resources

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	Since Inception	Inception Date[1]
All Cap Global Resources; Inv A
Return Before Taxes	7.69%	21.25%	2/16/05
Return After Taxes on Distributions	6.94%	20.80%
Return After Taxes on Distributions and Sale of Shares	5.23%	18.07%
All Cap Global Resources; Inv B
Return Before Taxes	8.35%	22.10%	2/16/05
All Cap Global Resources; Inv C
Return Before Taxes	11.92%	23.98%	2/16/05
Lipper Natural Resources (Reflects no deduction for fees, expenses or taxes)	15.04%	24.98%	N/A
S&P 500®
(Reflects no deduction for fees, expenses or taxes)	15.79%	10.87%	N/A

  *  The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund's distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Investor B and C Shares will vary.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Shareholder Fees

(Fees paid directly from your investment)

	A Shares	B Shares	C Shares
Maximum Sales Charge (Load) Imposed on Purchases* (as percentage of offering price)	5.25%	0.0%	0.0%
Maximum Deferred Sales Charge (Load) (as percentage of offering price)	0.0%	4.5%**	1.0	%***
Redemption Fee**** (as a percentage of amount redeemed)	2.0%	2.0%	2.0%

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

	A Shares		B Shares		C Shares
Advisory fees		.75%		.75%		.75%
Distribution (12b-1) fees		– –%		.75%		.75%
Other expenses		.59%		.63%		.57%
Service fees	.25%		.25%		.25%
Other	.34%		.38%		.32%
Acquired fund fees and expenses[1]		– –%		– –%		– –%
Total annual fund operating expenses		1.34%		2.13%		2.07%
Fee waivers and expense reimbursements[2]		– –%		.09%		.03%
Net expenses[2]		1.34%		2.04%		2.04%

  *  Reduced front-end sales charges may be available (See the section "Can the Sales Charge be Reduced or Eliminated?" for more information regarding the reduction of front-end sales charges). A CDSC of 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

  **  The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See the section "Purchase of Investor B Shares" for complete schedule of CDSCs.)

  ***  There is no CDSC on C Shares after one year.

  ****  Fee applies only to shares that are redeemed or exchanged within 30 days of purchase.

  1  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit expenses to 1.34% (for Investor A Shares) and 2.04% (for Investor B and C Shares) (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B and C Shares only, no redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
A Shares*	$654	$927	$1,221	$2,053
B Shares**
Redemption	$657	$1,008	$1,336	$2,254	***
B Shares
No Redemption	$207	$658	$1,136	$2,254	***
C Shares**
Redemption	$307	$646	$1,111	$2,398
C Shares
No Redemption	$207	$646	$1,111	$2,398

  *  Reflects imposition of sales charge.

  **  Reflects deduction of CDSC.

  ***  Based on conversion of the Investor B Shares to Investor A Shares after eight years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. Investor B and Investor C Shares have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option schedule should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management

The fund management team is led by Denis J. Walsh III, CFA, Managing Director at BlackRock Advisors, LLC (BlackRock), and Daniel J. Rice III, Managing Director at BlackRock.

Mr. Rice and Mr. Walsh joined BlackRock following the merger with State Street Research & Management (SSRM) in 2005. Prior to joining BlackRock, Mr. Rice had been a Senior Vice President and a portfolio manager of the State Street Research Global Resources Fund since its inception in March 1990. He was employed by SSRM beginning in 1984.

Prior to joining BlackRock, Mr. Walsh was a Managing Director and was an energy analyst for the State Street Research Global Resources Fund beginning in 1999. He was also a member of the portfolio management team for the SSR Large Cap Analyst Fund and has worked as an investment professional in equity research since 1979.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, the fund's independent registered public accountant for the fiscal year shown below. Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Investor A, B, C Shares Outstanding Throughout Each Period)

All-Cap Global Resources Portfolio

	INVESTOR A SHARES
	Year Ended 9/30/06	For the Period 2/16/05 to 9/30/05[1]
Net asset value at beginning of period	$13.50	$10.00
Income from investment operations
Net investment income (loss)	(0.02)[2]	– – [2,3]
Net gain on investments (both realized and unrealized)	0.26	3.50
Total from investment operations	0.24	3.50
Redemption fees added to paid-in capital	0.01	– – [4]
Net asset value at the end of period	$13.75	$13.50
Total return[5]	1.85%[6]	35.00%[7,8]
Ratios/Supplemental data
Net assets at end of period (in thousands)	$248,557	$87,949
Ratios of expenses to average net assets
Net expenses	1.34%	1.34%[9]
Total expenses	1.46%	1.87%[9]
Ratios of net investment income (loss) to average net assets
After advisory/administration and other fee waivers	(0.16)%	0.01%[9]
Before advisory/administration and other fee waivers	(0.28)%	(0.52)%[9]
Portfolio turnover rate	41%	12%

1  Commencement of operation of share class.

2  Calculated using the average shares outstanding method.

3  Net investment income is less than $0.01 per share.

4  Redemption fees added to paid-in capital are less than $0.005 per share.

5  Neither front-end sales load nor contingent deferred sales load is reflected in total return.

6  Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations.

7  Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. There was no impact to the return.

8  Not annualized.

9  Annualized.

Continued

FINANCIAL HIGHLIGHTS

(For an Investor A, B, C Shares Outstanding Throughout Each Period)

All-Cap Global Resources Portfolio

	INVESTOR B SHARES
	Year Ended 9/30/06	For the Period 2/16/05 to 9/30/05[1]
Net asset value at beginning of period	$13.44	$10.00
Income from investment operations
Net investment loss	(0.12)[2]	(0.05)[2,3]
Net gain on investments (both realized and unrealized)	0.26	3.49
Total from investment operations	0.14	3.44
Redemption fees added to paid-in capital	0.01	– – [4]
Net asset value at the end of period	$13.59	$13.44
Total return[5]	1.12%[6]	34.40%[7,8]
Ratios/Supplemental data
Net assets at end of period (in thousands)	$43,477	$16,019
Ratios of expenses to average net assets
Net expenses	2.04%	2.04%[9]
Total expenses	2.13%	2.49%[9]
Ratios of net investment income (loss) to average net assets
After advisory/administration and other fee waivers	(0.86)%	(0.64)%[9]
Before advisory/administration and other fee waivers	(0.95)%	(1.09)%[9]
Portfolio turnover rate	41%	12%
	INVESTOR C SHARES
	Year Ended 9/30/06	For the Period 2/16/05 to 9/30/05[1]
Net asset value at beginning of period	$13.46	$10.00
Income from investment operations
Net investment loss	(0.12)[2]	(0.05)[2]
Net gain on investments (both realized and unrealized)	0.25	3.51
Total from investment operations	0.13	3.46
Redemption fees added to paid-in capital	0.01	– – [4]
Net asset value at the end of period	$13.60	$13.46
Total return[5]	1.04%[10]	34.60%[7,8]
Ratios/Supplemental data
Net assets at end of period (in thousands)	$136,120	$48,288
Ratios of expenses to average net assets
Net expenses	2.04%	2.04%[9]
Total expenses	2.09%	2.48%[9]
Ratios of net investment income (loss) to average net assets
After advisory/administration and other fee waivers	(0.86)%	(0.70)%[9]
Before advisory/administration and other fee waivers	(0.91)%	(1.14)%[9]
Portfolio turnover rate	41%	12%

1  Commencement of operation of share class.

2  Calculated using the average shares outstanding method.

3  Net investment income is less than $0.01 per share.

4  Redemption fees added to Paid-in capital are less than $0.005 per share.

5  Neither front-end sales load nor contingent deferred sales load is reflected in total return.

6  Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. The impact to the return, for redemption fees received during the period, is 8 basis points.

7  Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. There was no impact to the return.

8  Not annualized.

9  Annualized.

10  Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. The impact to the return, for redemption fees received during the period, is 7 basis points.

BlackRock

U.S. Opportunities Portfolio

IMPORTANT DEFINITIONS

Earnings Growth: The rate of growth in a company's earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth may cause share prices to increase.

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Fundamentals: "Fundamental" information about a company (such as its income statement, balance sheet, earnings and sales history, products and management).

S&P/Citigroup Extended Market Index U.S.: An unmanaged index comprised of smaller-capitalization U.S. stocks representing the bottom 20% of available market capital, with a minimum market capitalization of at least $100 million.

Technical Analysis: The study and interpretation of securities in order to predict future trends. The technical tools used by the management team include: trending indicators such as moving averages and non-trending indicators such as cash flow and relative strength

Investment Goal

The fund seeks long-term capital appreciation.

Primary Investment Strategies

In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by U.S. emerging capitalization companies with relatively attractive earnings growth potential and valuation. Although a universal definition of emerging capitalization companies does not exist, the fund generally defines these companies as those with market capitalizations equal to those within the universe of S&P/Citigroup Extended Market Index U.S. stocks (between approximately $36 million and $19.7 billion as of December 29, 2006). In the future, the fund may define emerging capitalization companies using a different index or classification system. The fund primarily buys common stock but can also invest in preferred stock and securities convertible into common and preferred stock. From time to time the fund may invest in shares of companies through initial public offerings (IPOs).

The fund management team uses a multi-factor screen to identify stocks that have above-average return potential. The factors and the weight assigned to a factor may change depending on market conditions. The most influential factors over time have been revenue and earnings growth, estimate revisions, profitability and relative value and earnings estimate revisions.

The fund generally will sell a stock when, in the management team's opinion, it reaches its price target, there is a deterioration in the company's fundamentals, a change in macroeconomic outlook, technical deterioration, valuation issues, a need to rebalance the portfolio or a better opportunity elsewhere. The team uses a broad set of quantitative tools to enhance the timing of purchase or sell decisions.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund's primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment goal.

As part of its normal operations, the fund may also hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

The management team may, when consistent with the fund's investment goal, buy and sell options or futures on a security or an index of securities (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in equity securities is that their prices fluctuate. The value of your investment can go up or down depending upon market conditions, which means you could lose money. The value of equity securities may decline due to developments relating to the issuer, industry factors or general market conditions. Equity securities generally have greater price volatility than fixed income securities.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund's investment than if the fund held the securities of larger, more established companies.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performances. The investment performance of the fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund's performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

While the management team chooses stocks it believes to have above-average earnings growth potential, there is no guarantee that the investments will increase in value or that they won't decline.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the S&P/Citigroup Extended Market Index U.S., a recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

In December 2002 the fund changed its primary investment strategies and, therefore, the fund's performance prior to that date does not reflect the fund's current investment style.

As of 12/31  Investor A Shares

ANNUAL TOTAL RETURNS*

U.S. Opportunities

These returns assume payment of applicable sales charges.

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	Since Inception	Inception Date[1]
U.S. Opportunities; Inv A
Return Before Taxes	12.05%	6.23%	18.73%	05/01/98
Return After Taxes on Distributions	12.05%	6.23%	16.61%
Return After Taxes on Distributions and Sale of Shares	7.83%	5.38%	15.53%
U.S. Opportunities; Inv B
Return Before Taxes	12.89%	6.28%	18.67%	05/01/98
U.S. Opportunities; Inv C
Return Before Taxes	16.40%	6.59%	18.60%	05/01/98
S&P/Citigroup EMI U.S. (Reflects no deduction for fees, expenses or taxes)	15.07%	12.53%	8.82%	N/A

  *  The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Investor B and C Shares will vary.

One factor impacting the fund's total return to date was its investment in IPOs and companies that had recently gone public. There is no assurance that the fund's investments in IPOs or newly-public companies will have the same impact on performance in the future as they did in the past.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Shareholder Fees

(Fees paid directly from your investment)

	A Shares	B Shares	C Shares
Maximum Sales Charge (Load) Imposed on Purchases* (as percentage of offering price)	5.25%	0.0%	0.0%
Maximum Deferred Sales Charge (Load) (as percentage of offering price)	0.0%	4.5%**	1.0	%***
Redemption Fee**** (as a percentage of amount redeemed)	2.0%	2.0%	2.0%

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

	A Shares		B Shares		C Shares
Advisory fees		1.10%		1.10%		1.10%
Distribution (12b-1) fees		– –%		.75%		.75%
Other expenses		.71%		.80%		.70%
Service fees	.25%		.25%		.25%
Other	.46%		.55%		.45%
Acquired fund fees and expenses		.01%		.01%		.01%
Total annual fund operating expenses		1.82%		2.66%		2.56%
Fee waivers and expense reimbursements[1]		.21%		.40%		.30%
Net expenses[1]		1.61%		2.26%		2.26%

  *  Reduced front-end sales charges may be available (see the section "Can the Sales Charges be Reduced or Eliminated?" for more information regarding the reduction of front-end sales charges). A CDSC of up to 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

  **  The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See the section "Purchase of Investor B Shares" for complete schedule of CDSCs.)

  ***  There is no CDSC on C shares after one year.

  ****  Fee applies only to shares that are redeemed or exchanged within 30 days of purchase.

  1  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit expenses to 1.60% (for Investor A Shares) and 2.25% (for Investor B and C Shares) (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. Including voluntary waivers, the net expenses for Investor A Shares of the fund are estimated to be 1.51% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses). See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
A Shares*	$680	$1,048	$1,440	$2,534
B Shares**
Redemption	$679	$1,139	$1,574	$2,760	***
B Shares
No Redemption	$229	$789	$1,374	$2,760	***
C Shares**
Redemption	$329	$768	$1,334	$2,873
C Shares
No Redemption	$229	$768	$1,334	$2,873

  *  Reflects imposition of sales charge.

  **  Reflects deduction of contingent deferred sales charge.

  ***  Based on the conversion of Investor B Shares to Investor A Shares after eight years.

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund's distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Other Expenses: Include fees paid by the fund for other expenses such as administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option schedule should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management

The fund management team is led by Thomas P. Callan, CFA, Managing Director at BlackRock Advisors, LLC (BlackRock), and Jean M. Rosenbaum, CFA, Managing Director at BlackRock.

Mr. Callan, senior portfolio manager, is the head of the BlackRock Global Opportunities Team and is a manager and strategist for all of the team's portfolios. He is a member of the BlackRock Equity Operating Committee. Prior to joining BlackRock as a member of the global emerging-cap team in 1998, Mr. Callan was with the PNC Asset Management Group, which he joined in 1992.

Ms. Rosenbaum is a member of the BlackRock Global Opportunities Team. She is a portfolio manager for the U.S. opportunities portfolios and a strategist for all of the team's products. Prior to joining BlackRock in 1998, Ms. Rosenbaum was a health care analyst with the PNC Asset Management Group.

Ms. Rosenbaum and Mr. Callan have been managers of the fund since September 2002.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

Financial Highlights

The financial information in the tables below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Investor A, B or C Share Outstanding Throughout Each Period)

U.S. Opportunities Portfolio

	INVESTOR A SHARES					INVESTOR B SHARES
	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$24.76	$19.78	$16.17	$12.81	$17.41	$23.45	$18.87	$15.55	$12.41	$16.86
Income from investment operations
Net investment loss	(0.10)[2]	(0.22)[2]	(0.26)[2]	(0.21)	(0.42)	(0.29)[2]	(0.37)[2]	(0.39)[2]	(0.32)	(0.54)
Net gain (loss) on investments (both realized and unrealized)	3.36	5.20	3.87	3.57	(3.89)	3.20	4.95	3.71	3.46	(3.78)
Total from investment operations	3.26	4.98	3.61	3.36	(4.31)	2.91	4.58	3.32	3.14	(4.32)
Less distributions
Distributions from net investment income	– –	– –	– –	– –	(0.29)	– –	– –	– –	– –	(0.13)
Distributions from net realized gains	– –	– –	– –	– –	– –	– –	– –	– –	– –	– –
Total distributions	– –	– –	– –	– –	(0.29)	– –	– –	– –	– –	(0.13)
Redemption fees added to paid-in capital	0.01	– – [3]	– – [3]	– –	– –	0.01	– – [3]	– – [3]	– –	– –
Net asset value at end of period	$28.03	$24.76	$19.78	$16.17	$12.81	$26.37	$23.45	$18.87	$15.55	$12.41
Total return[4]	13.21%[5]	25.18%[6]	22.33%[6]	26.23%	(25.39)%	12.45%[5]	24.27%[6]	21.35%[6]	25.30%	(25.92)%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$96,194	$31,277	$31,282	$29,258	$28,733	$36,093	$37,132	$40,994	$41,259	$43,883
Ratios of expenses to average net assets
Net expenses	1.66%	1.97%	2.04%	2.00%	1.92%	2.40%	2.72%	2.80%	2.74%	2.67%
Total expenses	1.95%	2.08%	2.15%	2.06%	1.97%	2.68%	2.73%	2.81%	2.81%	2.72%
Ratios of net investment loss to average net assets
After advisory/administration and other fee waivers	(0.35)%	(1.02)%	(1.36)%	(1.34)%	(1.68)%	(1.13)%	(1.77)%	(2.12)%	(2.09)%	(2.43)%
Before advisory/administration and other fee waivers	(0.64)%	(1.13)%	(1.46)%	(1.40)%	(1.73)%	(1.41)%	(1.78)%	(2.13)%	(2.15)%	(2.47)%
Portfolio turnover rate	120%	94%	106%	248%	361%	120%	94%	106%	248%	361%

	INVESTOR C SHARES
	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$23.43	$18.85	$15.53	$12.40	$16.85
Income from investment operations
Net investment loss	(0.28)[2]	(0.37)[2]	(0.38)[2]	(0.32)	(0.55)
Net gain (loss) on investments (both realized and unrealized)	3.18	4.95	3.70	3.45	(3.77)
Total from investment operations	2.90	4.58	3.32	3.13	(4.32)
Less distributions
Distributions from net investment income	– –	– –	– –	– –	(0.13)
Distributions from net realized gains	– –	– –	– –	– –	– –
Total distributions	– –	– –	– –	– –	(0.13)

Redemption fees added to paid-in capital	0.01	– –	[3]	– –	[3]	– –	– –

Net asset value at end of period	$26.34	$23.43	$18.85	$15.53	$12.40
Total return[4]	12.42%[5]	24.30%[6]	21.38%[6]	25.24%	(25.93)%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$39,427	$20,774	$20,261	$20,761	$22,020
Ratios of expenses to average net assets
Net expenses	2.37%	2.72%	2.81%	2.74%	2.67%
Total Expenses	2.60%	2.73%	2.83%	2.81%	2.72%
Ratios of net investment loss to average net assets
After advisory/administration fee and other waivers	(1.07)%	(1.77)%	(2.13)%	(2.09)%	(2.43)%
Before advisory/administration fee and other waivers	(1.30)%	(1.78)%	(2.15)%	(2.15)%	(2.48)%
Portfolio turnover rate	120%	94%	106%	248%	361%

1  Audited by other auditors.

2  Calculated using the average shares outstanding method.

3  Redemption fees added to Paid-in capital are less than $0.005 per share.

4  Neither front-end sales load nor contingent deferred sales load is reflected in total return.

5  Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. The impact to the return for redemption fees received during the period is 4 basis points.

6  Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. There was no impact to the return.

BlackRock

Global Opportunities Portfolio

Investment Goal

The Fund's investment goal is to seek long-term capital appreciation.

Primary Investment Strategies

The fund will invest at least 75% of its total assets in global equity securities of any market capitalization. The fund will invest, under normal market conditions, at least 40% of its total assets in issuers located outside of the U.S. The fund may invest up to 25% of its total assets in stocks of issuers in emerging market countries. The fund may also invest up to 25% of its total assets in global fixed income securities including emerging market debt. Investment in fixed income securities will be made purely on an opportunistic basis. The fund's fixed income investments may include corporate bonds, U.S. government debt securities, non-U.S. government and supranational debt securities, asset-backed securities, mortgage-backed securities, emerging market debt securities and non-investment grade debt securities (high yield or junk bonds). From time to time, the fund may invest in shares of companies through initial public offerings (IPOs). The fund will invest in securities of non-U.S. issuers that can be U.S.-dollar based or non-U.S.-dollar based on a hedged or unhedged basis. The fund may enter into currency transactions on a hedged or unhedged basis in order to seek total return.

With respect to its equity investments, the fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock of any rating.

The fund management team uses a multi-factor screen to identify securities that have above-average return potential. The factors and the weight assigned to a factor may change depending on market conditions. The most influential factors over time have been relative value and earnings estimate revisions.

The fund generally will sell a security when, in the management team's opinion, it reaches its price target, or there is a deterioration in the company's fundamentals, a change in macroeconomic outlook, technical deterioration, a need to rebalance the portfolio or a better opportunity elsewhere. The team uses a broad set of quantitative tools to enhance the timing of purchase or sell decisions.

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and foreign corporations, debt obligations of foreign governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Emerging Market Stocks: Stocks issued by companies located in countries with emerging economies or securities markets. The list of emerging market countries includes, among others: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey and Venezuela.

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

IMPORTANT DEFINITIONS

Fundamentals: "Fundamental" information about a company (such as its income statement, balance sheet, earnings and sales history, products and management).

High Yield Bonds: Sometimes referred to as "junk bonds," these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the fund manager to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There are a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

S&P/Citigroup Global Broad Market Index: The all-encompassing S&P/Citigroup Global index is known as the Broad Market Index (BMI). The BMI measures the performance of the entire universe of investable securities greater than USD 100 million. The BMI is segmented into two size components: the Primary Market Index (PMI), and the Extended Market Index (EMI). The PMI defines the large-cap universe, representing the top 80% of BMI market capitalization for each listed country. The EMI defines the small-cap universe for each country, representing the remaining 20%.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Technical Analysis: The study and interpretation of securities in order to predict future trends. The technical tools used by the management team include: trending indicators such as moving averages and non-trending indicators such as cash flow and relative strengths.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

Non-investment grade bonds acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor's or Ba or lower by Moody's) or will be determined by the fixed income investment management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

As part of its normal operations, the fund may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund's primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment goal.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities and may buy options on a currency or a basket of currencies, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). The fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in equity securities is that their prices fluctuate. The value of your investment can go up or down depending upon market conditions, which means you could lose money. The value of equity securities may decline due to developments relating to the issuer, industry factors or general market conditions. Equity securities generally have greater price volatility than fixed income securities.

Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subjected to wider price movements than comparable investments in U.S. companies. There is also less regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

Political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past, and may do so again in the future, as a result of economic and political turmoil in many of these countries.

Many U.S. companies in which the fund may invest generate significant revenues and earnings from abroad. As a result, these companies and the prices of their securities may be affected by weaknesses in global and regional economies and the relative value of foreign currencies to the U.S. dollar. These factors, taken as a whole, could adversely affect the price of fund shares.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund's investment than if the fund held the securities of larger, more established companies.

Two risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

Non-investment grade securities carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also impact the market for lower-rated securities and the fund.

The market for high yield bonds is not as liquid as the markets for higher rated securities. This means that it may be harder to buy and sell high yield bonds, especially on short notice, and high yield bonds may be more difficult for the fund to value accurately than higher rated securities. The market for high yield bonds could also be impacted by legal or tax changes.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

The fund makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. The fund's investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performances. The investment performance of the fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund's performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

Because market conditions can vary, this fund's performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding exclusively U.S. securities may outperform this fund.

While the management team chooses stocks it believes to have potential for capital appreciation, there is no guarantee that the investments will increase in value or that they won't decline.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Forward foreign currency exchange contracts do not eliminate movements in the value of non-U.S. currencies and securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

Any securities that are thinly traded or whose resale is restricted can be difficult to sell at the desired time and price. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper the fund's ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element. Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities. Where registration is required for restricted or illiquid securities, a considerable time period may elapse between the time the fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the fund might obtain less favorable pricing terms than when it decided to sell the security.

The expenses of the fund can be expected to be higher than those of other funds investing primarily in domestic securities because the costs attributable to investing abroad is usually higher.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss.

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund's distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Shareholder Fees

(Fees paid directly from your investment)

	A Shares	B Shares	C Shares
Maximum Sales Charge (Load) Imposed on Purchases* (as percentage of offering price)	5.25%	0.0%	0.0%
Maximum Deferred Sales Charge (Load) (as percentage of offering price)	0.0%	4.5%**	1.0	%***
Redemption Fee**** (as a percentage of amount redeemed)	2.0%	2.0%	2.0%

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

	A Shares		B Shares		C Shares
Advisory fees		.90%		.90%		.90%
Distribution (12b-1) fees		– –%		.75%		.75%
Other expenses		1.85%		3.31%		1.75%
Service fees	.25%		.25%		.25%
Other	1.60%		3.06%		1.50%
Acquired fund fees and expenses		.01%		.01%		.01%
Total annual fund operating expenses		2.76%		4.97%		3.41%
Fee waivers and expense reimbursements[1]		1.10%		2.56%		1.00%
Net expenses[1]		1.66%		2.41%		2.41%

  *  Reduced front-end sales charges may be available (See the section "Can the Sales Charge be Reduced or Eliminated?" for more information regarding the reduction of front-end sales charges). A CDSC of 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

  **  The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See the section "Purchase of Investor B Shares" for complete schedule of CDSCs.)

  ***  There is no CDSC on C Shares after one year.

  ****  Fee applies only to shares that are redeemed or exchanged within 30 days of purchase.

  1  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit expenses to 1.65% (for Investor A Shares) and 2.40% (for Investor B and C Shares) (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B and C Shares only, no redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
A Shares*	$685	$1,238	$1,815	$3,377
B Shares**
Redemption	$694	$1,614	$2,485	$4,397
B Shares
No Redemption	$244	$1,264	$2,285	$4,397
C Shares**
Redemption	$344	$955	$1,689	$3,627
C Shares
No Redemption	$244	$955	$1,689	$3,627

  *  Reflects imposition of sales charge.

  **  Reflects deduction of CDSC.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. Investor B and Investor C Shares have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management

The fund management team is led by Thomas P. Callan, CFA, Managing Director at BlackRock Advisors, LLC (BlackRock), Michael D. Carey, CFA, a Managing Director at BlackRock, Jean M. Rosenbaum, CFA, a Managing Director at BlackRock, Erin Xie, PhD, a Managing Director at BlackRock, and Andrew Gordon, Managing Director of BlackRock Financial Management, Inc. (BFM) since 1996.

Mr. Callan, senior portfolio manager, is head of BlackRock Global Opportunities Team and is a manager and strategist for all of the team's portfolios. He is a member of the BlackRock Equity Operating Committee. Prior to joining BlackRock as a member of the global emerging-cap team in 1998, Mr. Callan was with the PNC Asset Management Group (PNC), which he joined in 1992.

Mr. Carey is a member of the BlackRock Global Opportunities Team. He is a portfolio manager for international small cap equity portfolios and a strategist for all of the team's products. Prior to joining BlackRock in 1998, Mr. Carey was an investment strategist with PNC. He began his career as a fixed income analyst with PNC in 1992.

Ms. Rosenbaum is a member of the BlackRock Global Opportunities Team. She is a portfolio manager for the U.S. opportunities portfolios and a strategist for all of the team's products. Prior to joining BlackRock in 1998, Ms. Rosenbaum was a health care analyst with PNC.

Ms. Xie is a member of the BlackRock Global Opportunities Team. Prior to joining BlackRock in 2005, she was a Senior Vice President and portfolio manager with State Street Research & Management (SSRM) responsible for managing the State Street Research Health Sciences Fund. Prior to joining SSRM in 2001, Ms. Xie was a research associate with Sanford Bernstein & Company covering the pharmaceutical industry.

Mr. Gordon is the head of the global bond team and a member of the Investment Strategy Group. His primary responsibilities include developing and implementing strategies in the non-dollar and emerging markets sectors of the fixed income markets. Prior to joining BFM in 1996, Mr. Gordon, as principal, was responsible for developing strategies for a small relative value global fixed income hedge fund. Prior to that, he had an eight-year affiliation with CS First Boston, where he pioneered the firm's international fixed income research effort.

Mr. Callan, Mr. Carey, Ms. Rosenbaum, Ms. Xie and Mr. Gordon have been managers of the fund since inception.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, the fund's independent registered public accountant for the fiscal year shown below. Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Investor A, B, C Shares Outstanding Throughout the Period)

Global Opportunities

	INVESTOR A SHARES	INVESTOR B SHARES	INVESTOR C SHARES
	For the Period 1/31/06[1] through 9/30/06	For the Period 1/31/06[1] through 9/30/06	For the Period 1/31/06[1] through 9/30/06
Net asset value at beginning of period	$10.00	$10.00	$10.00
Income from investment operations
Net investment income	0.05 [2]	– – [2,3]	– – [2,3]
Net gain on investments, (both realized and unrealized)	0.02	0.02	0.02
Total from investment operations	0.07	0.02	0.02
Redemption fees added to paid-in capital	0.01	0.01	0.01
Net asset value at the end of period	$10.08	$10.03	$10.03
Total return[4]	0.80%[5,6]	0.30%[5,6]	0.30%[5,6]
Ratios/Supplemental data
Net assets at end of period (in thousands)	$23,097	$4,907	$10,012
Ratios of expenses to average net assets
Net expenses	1.65%[6]	2.40%[6]	2.40%[6]
Total expenses	2.84%[6]	4.95%[6]	3.38%[6]
Ratios of net investment income (loss) to average net assets
After advisory/administration and other fee waivers	0.70%[6]	(0.05)%[6]	(0.01)%[6]
Before advisory/administration and other fee waivers	(0.49)%[6]	(2.60)%[6]	(0.99)%[6]
Portfolio turnover rate	110%	110%	110%

1  Commencement of operation of share class.

2  Calculated using the average shares outstanding method.

3  Net investment income is less than $0.01 per share.

4  Neither front-end sales load nor contingent deferred sales load is reflected in total return.

5  Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. The impact to the return, for redemption fees received during the period, is 10 basis points.

6  Not annualized.

7  Annualized.

BlackRock

International Opportunities Portfolio

IMPORTANT DEFINITIONS

Emerging Market Stocks: Stocks issued by companies located in countries with emerging economies or securities markets. The list of emerging market countries includes, among others: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey and Venezuela.

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Fundamentals: "Fundamental" information about a company (such as its income statement, balance sheet, earnings and sales history, products and management).

S&P/Citigroup Extended Market Index Global Ex-U.S.: An unmanaged index comprised of smaller-capitalization stocks of both developed and emerging market countries. Index stocks represent the bottom 20% of available market capital for each individual country, with a minimum market capitalization of at least the local equivalent of US$100 million.

Technical Analysis: The study and interpretation of securities in order to predict future trends. The technical tools used by the management team include: trending indicators such as moving averages and non-trending indicators such as cash flow and relative strengths.

The fund is closed to new investors. Existing shareholders may make additional investments in current accounts. In addition, new accounts may be opened by (i) any investor if the taxpayer identification number for the new account will be the same as that for a current account and (ii) 401(k), 403(b), 457 and other similar group retirement plan programs or certain discretionary wrap fee programs that have current accounts.

Investment Goal

The fund seeks long-term capital appreciation.

Primary Investment Strategies

In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by international emerging capitalization companies (defined as those with market capitalizations equal to those within the universe of S&P/Citigroup Extended Market Index Global Ex-U.S. stocks). The fund may invest up to 25% of its net assets in stocks of issuers in emerging market countries. The fund primarily buys common stock but can also invest in preferred stock and securities convertible into common and preferred securities. From time to time the fund may invest in shares of companies through initial public offerings (IPOs).

The fund management team uses a multi-factor screen to identify stocks that have above-average return potential. The factors and the weight assigned to a factor may change depending on market conditions. The most influential factors over time have been relative value and earnings estimate revisions.

The fund generally will sell a stock when, in the management team's opinion, there is a deterioration in the company's fundamentals, a change in macroeconomic outlook, technical deterioration, valuation issues, a need to rebalance the portfolio or a better opportunity elsewhere. The team uses a broad set of quantitative tools to enhance the timing of purchase or sell decisions.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund's primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment goal.

As part of its normal operations, the fund may also hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities and may buy options on a currency or a basket of currencies, or enter into foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of currency with another party for that other party's obligation to pay or its right to receive another type of currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). The fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in equity securities is that their prices fluctuate. The value of your investment can go up or down depending upon market conditions, which means you could lose money. The value of equity securities may decline due to developments relating to the issuer, industry factors or general market conditions. Equity securities generally have greater price volatility than fixed income securities.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund's investment than if the fund held the securities of larger, more established companies.

Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past, and may do so again in the future, as a result of economic and political turmoil in many of these countries.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performances. The investment performance of the fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund's performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

While the management team chooses stocks they believe have above-average return potential, there is no guarantee that the investments will increase in value or that they won't decline.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective.

Forward foreign currency exchange contracts do not eliminate movements in the value of non-U.S. currencies and securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

The expenses of the fund can be expected to be higher than those of other funds investing primarily in domestic securities because the costs attributable to investing abroad is usually higher.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the S&P/Citigroup Extended Market Index Global Ex-U.S., a recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31  Investor A Shares

ANNUAL TOTAL RETURNS*

International Opportunities

These returns assume payments of applicable sales charges.

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	Since Inception	Inception Date[1]
International Opportunities; Inv A
Return Before Taxes	24.56%	23.82%	20.77%	09/26/97
Return After Taxes on Distributions	20.21%	22.84%	19.22%
Return After Taxes on Distributions and Sale of Shares	17.59%	20.89%	17.92%
International Opportunities; Inv B
Return Before Taxes	25.91%	24.03%	20.71%	09/26/97
International Opportunities; Inv C
Return Before Taxes	29.47%	24.22%	20.60%	09/26/97
S&P/Citigroup EMI Global Ex-U.S. (Reflects no deduction for fees, expenses or taxes)	30.84%	24.39%	11.31%	N/A

  *  The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Investor B and C Shares will vary.

One factor impacting the fund's total return to date was its investment in IPOs and companies that had recently gone public. There is no assurance that the fund's investments in IPOs or newly-public companies will have the same impact on performance in the future as they did in the past.

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund's distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Shareholder Fees

(Fees paid directly from your investment)

	A Shares	B Shares	C Shares
Maximum Sales Charge (Load) Imposed on Purchases* (as percentage of offering price)	5.25%	0.0%	0.0%
Maximum Deferred Sales Charge (Load) (as percentage of offering price)	0.0%	4.5%**	1.0	%***
Redemption Fee****	2.0%	2.0%	2.0%
(as a percentage of amount redeemed)

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

	A Shares		B Shares		C Shares
Advisory fees		.99%		.99%		.99%
Distribution (12b-1) fees		– –%		.75%		.75%
Other expenses		.63%		.69%		.62%
Service fees	.25%		.25%		.25%
Other	.38%		.44%		.37%
Acquired fund fees and expenses[1]		– –%		– –%		– –%
Total annual fund operating expenses		1.62%		2.43%		2.36%
Fee waivers and expense reimbursements[2]		– –%		– –%		– –%
Net expenses[2]		1.62%		2.43%		2.36%

  *  Reduced front-end sales charges may be available (see the section "Can the Sales Charge be Reduced or Eliminated?" for more information regarding reduction of front-end sales). A CDSC of 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

  **  The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See the section "Purchase of Investor B Shares" for complete schedule of CDSCs.)

  ***  There is no CDSC on C Shares after one year.

  ****  Fee applies only to shares that are redeemed or exchanged within 30 days of purchase.

  1  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit expenses to 1.92% (for Investor A Shares) and 2.67% (for Investor B and C Shares) (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
A Shares*	$681	$1,009	$1,360	$2,346
B Shares**
Redemption	$696	$1,108	$1,496	$2,566	***
B Shares
No Redemption	$246	$758	$1,296	$2,566	***
C Shares**
Redemption	$339	$736	$1,260	$2,696
C Shares
No Redemption	$239	$736	$1,260	$2,696

  *  Reflects imposition of sales charge.

  **  Reflects deduction of CDSC.

  ***  Based on the conversion of Investor B Shares to Investor A Shares after eight years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management

The fund management team is led by Thomas P. Callan, CFA, Managing Director at BlackRock Advisors, LLC (BlackRock), and Michael D. Carey, CFA, Managing Director at BlackRock.

Mr. Callan, senior portfolio manager, is head of the BlackRock Global Opportunities Team and is a manager and strategist for all of the team's portfolios. He is a member of the BlackRock Equity Operating Committee. Prior to joining BlackRock as a member of the global emerging-cap team in 1998, Mr. Callan was with the PNC Asset Management Group, which he joined in 1992.

Mr. Carey is a member of the BlackRock Global Opportunities Team. He is a portfolio manager for international small cap equity portfolios and a strategist for all of the team's products. Prior to joining BlackRock in 1998, Mr. Carey was an investment strategist with the PNC Asset Management Group. He began his career as a fixed income analyst with PNC in 1992.

Mr. Callan has been a manager of the fund since April 1999 and Mr. Carey since January 2002.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

Financial Highlights

The financial information in the tables below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Investor A, B or C Share Outstanding Throughout Each Period)

International Opportunities Portfolio

	INVESTOR A SHARES					INVESTOR B SHARES
	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$33.36	$23.78	$19.49	$14.94	$14.65	$31.97	$22.80	$18.83	$14.54	$14.37
Income from investment operations
Net investment income (loss)	0.23 [2]	0.44 [2]	(0.02)[2]	0.01	(0.03)	(0.07)[2]	0.18 [2]	(0.21)[2]	(0.12)	(0.16)
Net gain (loss) on investments (both realized and unrealized)	8.32	9.38	4.32	4.53	0.28	7.95	9.05	4.19	4.40	0.29
Total from investment operations	8.55	9.82	4.30	4.54	0.25	7.88	9.23	3.98	4.28	0.13
Less distributions
Distributions from net investment income	(0.35)	(0.25)	(0.02)	– –	– –	(0.29)	(0.07)	(0.02)	– –	– –
Distributions from net realized gains	(0.76)	– –	– –	– –	– –	(0.76)	– –	– –	– –	– –
Total distributions	(1.11)	(0.25)	(0.02)	– –	– –	(1.05)	(0.07)	(0.02)	– –	– –
Redemption fees added to paid-in capital	0.01	0.01	0.01	0.01	0.04	0.01	0.01	0.01	0.01	0.04
Net asset value at end of period	$40.81	$33.36	$23.78	$19.49	$14.94	$38.81	$31.97	$22.80	$18.83	$14.54
Total return[3]	26.24%[4]	41.60%[5]	22.11%[6]	30.45%[6]	1.98%[7]	25.24%[4]	40.58%[8]	21.18%[5]	29.51%[5]	1.18%[8]
Ratios/Supplemental data
Net assets at end of period (in thousands)	$407,282	$253,710	$99,879	$37,934	$25,969	$91,605	$73,946	$45,167	$31,454	$25,917
Ratios of expenses to average net assets
Net expenses	1.63%	1.75%	1.89%	1.89%	1.80%	2.43%	2.50%	2.65%	2.63%	2.54%
Total expenses	1.74%	1.86%	2.06%	1.98%	1.91%	2.43%	2.51%	2.72%	2.72%	2.64%
Ratios of net investment income (loss) to average net assets
After advisory/administration and other fee waivers	0.62%	1.53%	(0.06)%	0.05%	(0.17)%	(0.22)%	0.68%	(0.94)%	(0.74)%	(0.93)%
Before advisory/administration and other fee waivers	0.51%	1.42%	(0.24)%	(0.04)%	(0.27)%	(0.22)%	0.67%	(1.00)%	(0.83)%	(1.03)%
Portfolio turnover rate	91%	86%	98%	72%	104%	91%	86%	98%	72%	104%

	INVESTOR C SHARES
	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$31.93	$22.80	$18.84	$14.54	$14.36
Income from investment operations
Net investment income (loss)	(0.04)[2]	0.21 [2]	(0.21)[2]	(0.11)	(0.15)
Net gain (loss) on investments (both realized and unrealized)	7.93	9.01	4.18	4.40	0.29
Total from investment operations	7.89	9.22	3.97	4.29	0.14
Less distributions
Distributions from net investment income	(0.29)	(0.10)	(0.02)	– –	– –
Distributions from net realized gains	(0.76)	– –	– –	– –	– –
Total distributions	(1.05)	(0.10)	(0.02)	– –	– –
Redemption fees added to paid- in capital	0.01	0.01	0.01	0.01	0.04
Net asset value at end of period	$38.78	$31.93	$22.80	$18.84	$14.54
Total return[3]	25.33%[4]	40.60%[5]	21.12%[5]	29.57%[5]	1.25%[7]
Ratios/Supplemental data
Net assets at end of period (in thousands)	$205,958	$130,138	$54,894	$26,912	$18,599
Ratios of expenses to average net assets
Net expenses	2.37%	2.50%	2.65%	2.63%	2.55%
Total expenses	2.37%	2.51%	2.72%	2.72%	2.66%
Ratios of net investment income (loss) to average net assets
After advisory/administration fee and other waivers	(0.13)%	0.75%	(0.86)%	(0.71)%	(0.95)%
Before advisory/administration and other fee waivers	(0.13)%	0.74%	(0.93)%	(0.80)%	(1.05)%
Portfolio turnover rate	91%	86%	98%	72%	104%

1  Audited by other auditors.

2  Calculated using the average shares outstanding method.

3  Neither front-end sales load nor contingent deferred sales load is reflected in total return.

4  Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. The impact to the return, for redemption fees received during the period, is 3 basis points.

5  Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. The impact to the return, for redemption fees received during the period, is 5 basis points.

6  Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. The impact on the return, for redemption fees received during the period, is 6 basis points.

7  Redemption fee of 2. 00% received by the Portfolios is reflected in total return calculations. The impact to the return for redemption fees received during the period, is 27 basis points.

8  Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. The impact to the return, for redemption fees received during the period, is 28 basis points.

BlackRock

Index Equity Portfolio

IMPORTANT DEFINITIONS

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Index Investing: An investment strategy involving the creation of a portfolio tailored to closely match the composition and investment performance of a specific stock or bond market index. Index funds offer investors diversification among securities, low portfolio turnover and relative predictability of portfolio composition. The Index Master Portfolio engages in index investing.

Large Capitalization Companies: Capitalization refers to the market value of the company and is calculated by multiplying the number of shares outstanding by the current price per share. Larger companies may be more likely to have the staying power to get them through all economic cycles; however their size may also make them less flexible and innovative than smaller companies.

S&P 500® Index: The Standard & Poor's Composite Stock Price Index, an unmanaged index of 500 stocks, most of which are listed on the New York Stock Exchange. The index focuses on the large-cap segment of the market, with over 80% coverage of U.S. equities.

The Board of Trustees of the Fund has voted to close the Investor B and Investor C share classes of the Index Equity Portfolio. No new purchases or exchanges into those share classes will be accepted. You may still redeem shares at any time, subject to any applicable deferred sales charges or redemption fees.

The Investor A share class is closed to new investors. Existing shareholders may make additional investments in current accounts. In addition, new accounts may be opened by (i) any investor if the taxpayer identification number for the new account will be the same as that for a current account and (ii) 401(k), 403(b), 457 and other similar group retirement plan programs or certain discretionary wrap fee programs that have current accounts.

Investment Goal

The fund's investment goal is to approximate the investment performance of the S&P 500® Index, in terms of its total investment return.

Primary Investment Strategies

In pursuit of this goal, the fund invests all of its assets indirectly, through The U.S. Large Company Series (the Index Master Portfolio) of The DFA Investment Trust Company, in the stocks of the S&P 500® Index using a passive investment style that seeks to approximate the returns of the S&P 500® Index. The Index Master Portfolio, under normal market conditions, invests at least 95% of its total assets in substantially all the stocks of the S&P 500® Index in approximately the same proportion as they are represented in the Index. Given the impact on prices of securities affected by the reconstitution of the S&P 500® Index around the time of a reconstitution date, the Index Master Portfolio may purchase or sell securities that may be impacted by the reconstitution before or after the reconstitution date of the S&P 500® Index.

The Index Master Portfolio may invest some of its assets (generally not more than 5% of net assets) in certain short-term fixed income securities pending investment or to pay redeeming shareholders.

The Index Master Portfolio may, to the extent consistent with its investment goal, invest in index futures contracts and options on index futures contracts, commonly known as derivatives, to gain market exposure on uninvested cash pending investment in securities or to maintain liquidity to pay redemptions. The Index Master Portfolio can buy additional securities when borrowings are outstanding. This practice can have the effect of increasing the fund's losses or gains.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval. The investment goal of the Index Master Portfolio may not be changed without shareholder approval.

Key Risks

The main risk of any investment in equity securities is that their prices fluctuate. The value of your investment can go up or down depending upon market conditions, which means you could lose money. There is no guarantee that the shares will increase in value or that they won't decline. The value of equity securities may decline due to developments relating to the issuer, industry factors or general market conditions. Equity securities generally have greater price volatility than fixed income securities.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles. The Index Master Portfolio is not actively managed and poor performance of a stock will ordinarily not result in its elimination from the Index Master Portfolio. The Index Master Portfolio will remain fully invested in stocks even when stock prices are generally falling. Ordinarily, portfolio securities will not be sold except to reflect additions or deletions of the stocks that comprise the S&P 500® Index (including additions or deletions resulting from mergers, reorganizations and similar transactions), and, to the extent necessary, to provide cash to pay redeeming shareholders. The investment performance of the Index Master Portfolio and the fund (not taking into account fund expenses) is expected to approximate the investment performance of the S&P 500® Index, which tends to be cyclical in nature, reflecting periods when stock prices generally rise or fall.

The Index Master Portfolio's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, the Index Master Portfolio's investment adviser may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. The Index Master Portfolio can borrow money to buy additional securities. This practice can have the effect of increasing the fund's losses or gains.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and tables below give you a picture of the fund's long-term performance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the S&P 500® Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31  Investor A Shares

ANNUAL TOTAL RETURNS*

Index Equity

These returns assume payment of applicable sales charges.

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
Index Equity; Inv A
Return Before Taxes	12.03%	4.94%	7.38%	04/20/92
Return After Taxes on Distributions	11.79%	4.70%	7.09%
Return After Taxes on Distributions and Sale of Shares	8.11%	4.17%	6.37%
Index Equity; Inv B
Return Before Taxes	10.04%	4.45%	7.06%	04/20/92
Index Equity; Inv C
Return Before Taxes	13.52%	4.77%	6.87%	04/20/92
S&P 500® (Reflects no deduction for fees, expenses or taxes)	15.79%	6.19%	8.42%	N/A

  *  The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Investor B and C Shares will vary.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Shareholder Fees

(Fees paid directly from your investment)

	A Shares	B Shares		C Shares
Maximum Sales Charge (Load) Imposed on Purchases* (as percentage of offering price)	3.0%	0.0%		0.0%
Maximum Deferred Sales Charge (Load) (as percentage of offering price)	0.0%	4.5	%**	1.0	%***

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies (other than the Index Master Portfolio).

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund's distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

Annual Fund Operating Expenses1

(Expenses that are deducted from fund assets)

	A Shares		B Shares		C Shares
Advisory fees		.025%		.025%		.025%
Distribution (12b-1) fees		– –%		.75%		.75%
Other expenses		.355%		.595%		.485%
Service fees	.15%		.15%		.15%
Other	.205%		.445%		.335%
Total annual fund operating expenses		.38%		1.37%		1.26%
Fee waivers and expense reimbursements[2]		– –%		.13%		.02%
Net expenses[2]		.38%		1.24%		1.24%

  *  Reduced front-end sales charges may be available (see the section "Can Sales Charge be Reduced or Eliminated?" for more information regarding the reduction of front-end sales charges).

  **  The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See the section "Purchase of Investor B Shares" for complete schedule of CDSCs.)

  ***  There is no CDSC on C Shares after one year.

  1  The Annual Fund Operating Expenses table and the Example reflect the expenses of both the Index Equity and Index Master Portfolios.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit expenses to .785% (for Investor A Shares) and 1.24% (for Investor B and C Shares) (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
A Shares*	$338	$418	$507	$766
B Shares**
Redemption	$576	$771	$938	$1,363	***
B Shares
No Redemption	$126	$421	$738	$1,363	***
C Shares**
Redemption	$226	$398	$690	$1,521
C Shares
No Redemption	$126	$398	$690	$1,521

  *  Reflects imposition of sales charge.

  **  Reflects deduction of CDSC.

  ***   Based on the conversion of Investor B Shares to Investor A Shares after eight years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Index Master Portfolio Management

Dimensional Fund Advisors LP (DFA) serves as investment advisor to the Index Master Portfolio. As such, DFA is responsible for the management of the Index Master Portfolio's assets. The Index Master Portfolio is managed using a team approach. The investment team includes the Investment Committee of DFA, portfolio managers and all other trading personnel.

The Investment Committee is composed primarily of certain officers and directors of DFA who are appointed annually. As of the date of this prospectus, the Investment Committee has seven members. Investment strategies for the Index Master Portfolio are set by the Investment Committee, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee also sets and reviews all investment related policies and procedures and approves any changes in regards to security types and brokers.

In accordance with the team approach used to manage the Index Master Portfolio, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee. The portfolio managers and portfolio traders also make daily investment decisions regarding the Index Master Portfolio including running buy and sell programs based on the parameters established by the Investment Committee. The portfolio manager named below coordinates the efforts of all other portfolio managers with respect to the category of portfolios indicated. For this reason, DFA has identified Robert T. Deere as the individual primarily responsible for the day-to-day management of the Index Master Portfolio.

Mr. Deere is a Senior Portfolio Manager and Vice President of DFA and a member of the Investment Committee. Mr. Deere received his MBA from the University of California at Los Angeles in 1991.

He also holds a B.S. and a B.A. from the University of California at San Diego. Mr. Deere joined DFA in 1991 and has been responsible for the domestic equity portfolios since 1994.

The Statement of Additional Information (SAI) provides information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of Index Master Portfolio and Index Equity Portfolio shares.

Financial Highlights

The financial information in the tables below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Investor A, B or C Share Outstanding Throughout Each Period)

Index Equity Portfolio

	INVESTOR A SHARES
	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$23.46	$21.34	$19.07	$15.62	$19.95
Income from investment operations
Net investment income	0.38 [2]	0.36 [2]	0.26 [2]	0.18	0.13
Net gain (loss) on investments (both realized and unrealized)	2.07	2.13	2.28	3.46	(4.31)
Total from investment operations	2.45	2.49	2.50	3.64	(4.18)
Less distributions
Distributions from net investment income	(0.39)	(0.37)	(0.23)	(0.19)	(0.15)
Total distributions	(0.39)	(0.37)	(0.23)	(0.19)	(0.15)
Net asset value at end of period	$25.52	$23.46	$21.34	$19.07	$15.62
Total return[3]	10.52%[4]	11.75%[4]	13.10%[4]	23.41%	(21.09)%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$287,288	$296,266	$312,606	$281,505	$222,736
Ratios of expenses to average net assets
Net expenses	0.42%[5]	0.55%[5]	0.70%[5]	0.79%[5]	0.79%[5]
Total expenses	0.54%[5]	0.70%[5]	0.84%[5]	0.85%[5]	0.78%[5]
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	1.57%	1.59%	1.04%	1.01%	0.72%
Before advisory/administration and other fee waivers	1.45%	1.44%	0.90%	0.96%	0.72%
Portfolio turnover rate	4%[6]	7%[7]	2%[8]	10%[9]	6%[10]

  1  Audited by other auditors.

  2  Calculated using the average shares outstanding method.

  3  Neither front-end sales load nor contingent deferred sales load is reflected in total return.

  4  Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. There was no impact to the return.

  5  Includes the pro-rata share of expenses allocated from the U.S. Large Company Series of The DFA Investment Trust Company of 0.06%, the annualized expense ratio, for the years ended September 30, 2002 to September 30, 2005 and 0.04% for the year ended September 30, 2006.

  6  For period December 1, 2005 through September 30, 2006.

  7  For period December 1, 2004 through September 30, 2005.

  8  For period December 1, 2003 through September 30, 2004.

  9  For period December 1, 2002 through September 30, 2003.

  10  For period December 1, 2001 through September 30, 2002.

Continued

FINANCIAL HIGHLIGHTS

(For an Investor A, B or C Share Outstanding Throughout Each Period)

Index Equity Portfolio

	INVESTOR B SHARES
	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$23.06	$20.98	$18.75	$15.35	$19.61
Income from investment operations
Net investment income (loss)	0.18 [2]	0.19 [2]	0.06 [2]	0.04	(0.01)
Net gain (loss) on investments (both realized and unrealized)	2.03	2.09	2.24	3.42	(4.25)
Total from investment operations	2.21	2.28	2.30	3.46	(4.26)
Less distributions
Distributions from net investment income	(0.18)	(0.20)	(0.07)	(0.06)	– –
Total distributions	(0.18)	(0.20)	(0.07)	(0.06)	– –
Net asset value at end of period	$25.09	$23.06	$20.98	$18.75	$15.35
Total return[3]	9.62%[4]	10.89%[4]	12.25%[4]	22.59%	(21.72)%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$91,683	$136,878	$177,754	$192,614	$175,100
Ratios of expenses to average net assets
Net expenses	1.23%[5]	1.31%[5]	1.46%[5]	1.54%[5]	1.53%[5]
Total expenses	1.34%[5]	1.35%[5]	1.50%[5]	1.59%[5]	1.55%[5]
Ratios of net investment income (loss) to average net assets
After advisory/administration and other fee waivers	0.76%	0.86%	0.28%	0.27%	(0.04)%
Before advisory/administration and other fee waivers	0.65%	0.82%	0.24%	0.21%	(0.05)%
Portfolio turnover rate	4%[6]	7%[7]	2%[8]	10%[9]	6%[10]
	INVESTOR C SHARES
	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$23.05	$20.97	$18.74	$15.35	$19.61
Income from investment operations
Net investment income (loss)	0.18 [2]	0.19 [2]	0.06 [2]	0.04	(0.01)
Net gain (loss) on investments (both realized and unrealized)	2.03	2.09	2.24	3.41	(4.25)
Total from investment operations	2.21	2.28	2.30	3.45	(4.26)
Less distributions
Distributions from net investment income	(0.19)	(0.20)	(0.07)	(0.06)	– –
Total distributions	(0.19)	(0.20)	(0.07)	(0.06)	– –
Net asset value at end of period	$25.07	$23.05	$20.97	$18.74	$15.35
Total return[3]	9.61%[4]	10.90%[4]	12.26%[4]	22.52%	(21.72)%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$179,134	$228,276	$279,130	$297,835	$270,958
Ratios of expenses to average net assets
Net expenses	1.23%[5]	1.31%[5]	1.46%[5]	1.54%[5]	1.53%[5]
Total expenses	1.27%[5]	1.35%[5]	1.50%[5]	1.59%[5]	1.55%[5]
Ratios of net investment income (loss) to average net assets
After advisory/administration and other fee waivers	0.76%	0.86%	0.28%	0.27%	(0.04)%
Before advisory/administration and other fee waivers	0.72%	0.82%	0.24%	0.21%	(0.05)%
Portfolio turnover rate	4%[6]	7%[7]	2%[8]	10%[9]	6%[10]

  1  Audited by other auditors.

  2  Calculated using the average shares outstanding method.

  3  Neither front-end sales load nor contingent deferred sales load is reflected in total return.

  4  Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. There was no impact to the return.

  5  Includes the pro-rata share of expenses allocated from The U.S. Large Company Series of The DFA Investment Trust Company of 0.06%, the annualized expense ratio, for the years ended September 30, 2002 to September 30, 2005 and 0.04% for the year ended September 30, 2006.

  6  For period December 1, 2005 through September 30, 2006.

  7  For period December 1, 2004 through September 30, 2005.

  8  For period December 1, 2003 through September 30, 2004.

  9  For period December 1, 2002 through September 30, 2003.

  10  For period December 1, 2001 through September 30, 2002.

About Your Investment

Buying Shares from a Registered Investment Professional

BlackRock Funds believes that investors can benefit from the advice and ongoing assistance of a registered investment professional. Accordingly, when you buy or sell BlackRock Funds Investor Shares, you may pay a sales charge, which is used to compensate your investment professional for services provided to you. An investment professional who is compensated for selling shares may receive a different amount for each class.

As a shareholder you pay certain fees and expenses. Shareholder fees are paid directly from your investment and annual fund operating expenses are paid out of fund assets and are reflected in the fund's net asset value.

Your registered representative can help you to buy shares by telephone. Before you place your order make sure that you have read the Prospectus and have a discussion with your registered representative about the details of your investment.

What Price Per Share Will You Pay?

The price of mutual fund shares generally changes every day the New York Stock Exchange (NYSE) is open (business day). A mutual fund is a pool of investors' money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $50 million and has 5 million shares outstanding, the net asset value (NAV) per share is $10. When you buy Investor Shares you pay the NAV per share plus the applicable front-end sales charge if you are purchasing Investor A Shares.

PFPC Inc. (PFPC), the Fund's transfer agent, will probably receive your order from your registered representative, who takes your order. However, you can also fill out a purchase application and mail it to the transfer agent with your check. Please call (800) 441-7762 for a purchase application. Purchase orders received by the transfer agent before the close of regular trading on the NYSE (currently 4 p.m. (Eastern time)) on each day the NYSE is open will be priced based on the NAV calculated at the close of trading on that day plus any applicable sales charge. NAV is calculated separately for each class of shares of each fund as of the close of business on the NYSE, generally 4 p.m. (Eastern time), each day the NYSE is open. Shares will not be priced on days the NYSE is closed. Purchase orders received after the close of trading will be priced based on the next calculation of NAV. The non-U.S. securities and certain other securities held by a fund may trade on days when the NYSE is closed. In these cases, net asset value of shares may change when fund shares cannot be bought or sold.

Since the NAV changes daily, the price you pay for your shares depends on the time that your order is received by the Fund's transfer agent, whose job it is to keep track of shareholder records.

Each fund's assets are valued primarily on the basis of market quotations. Certain short-term debt securities are valued on the basis of amortized cost. When a determination is made that market quotations are not readily available, including, but not limited to, when (i) the exchange or market on which a security is traded does not open for trading for an entire trading day and no other market prices are available, (ii) a particular security does not trade regularly or has had its trading halted, (iii) a security does not have a price source due to its lack of liquidity, (iv) BlackRock believes a market quotation from a broker-dealer is unreliable (e.g., where it varies significantly from a recent trade), (v) the security is thinly traded or (vi) there has been a significant subsequent event, each fund values the affected securities at fair value as determined by BlackRock pursuant to procedures adopted by the Fund's Board of Trustees. For example, the fund will value a security that trades principally on a foreign market using the most recent closing market price from the market on which the security principally trades, unless, in BlackRock's judgment, a significant event subsequent to the market close has rendered such market closing price unreliable. Because significant events could affect the value of a foreign security between the close of the foreign market where the security is principally traded and the time the fund calculates its NAV, such closing price may not be reflective of current market conditions. In this case, the fund will use what it believes to be the fair value of the security as of the time the fund calculates its NAV.

Fair value represents a good faith approximation of the value of a security. A security's valuation may differ depending on the method used for determining value. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining a fund's NAV. As a result, a fund's sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

When you place a purchase order, you need to specify whether you want Investor A, B or C Shares. If you do not specify a class, you will receive Investor A Shares.

When Must You Pay?

Payment for an order must be made in Federal funds or other immediately available funds by the time specified by your registered representative or other financial intermediary, but in no event later than 4 p.m. (Eastern time) on the third business day following PFPC's receipt of the order. If payment is not received by this time, the order will be canceled and you and your registered representative or other financial intermediary will be responsible for any loss to the Fund. For shares purchased directly from the transfer agent, a check payable to BlackRock Funds which bears the name of the fund you are purchasing must accompany a completed purchase application. There is a $20 fee for each purchase check that is returned due to insufficient funds. The Fund does not accept third-party checks. You may also wire Federal funds to the transfer agent to purchase shares, but you must call the Fund at (800) 441-7762 before doing so to confirm the wiring instructions.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Fund, to obtain, verify and record information that identifies each person who opens an account. When opening an account, you will be asked for your name, address, date of birth and other information that will allow the Fund to identify you. The Fund may also ask to see other identifying documents such as a driver's license (for individuals) or Articles of Incorporation or other formation documents (for institutions). The Fund may use a third party to obtain and verify this information. The Fund may not be able to establish an account, or it may close your existing account and/or redeem your shares involuntarily, if you do not provide sufficient information within the relevant time periods.

How Much is the Minimum Investment?

The minimum investment for the initial purchase of Investor Shares is $1,000. The Fund permits a lower initial investment if you are an employee of the Fund or one of its service providers and through certain fee-based programs, qualified employee benefit plans and the Automatic Investment Plan (AIP) in which you make regular, periodic investments through a savings or checking account. See "Automatic Investment Plan" below. There is a $50 minimum for all subsequent investments, subject to certain exclusions. The Fund will not accept a purchase order of $50,000 or more for Investor B Shares or $500,000 or more for Investor C Shares. Your registered representative may set a lower maximum for Investor B Share purchases. The Fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements for any shareholder and suspend and resume the sale of any share class of any fund at any time for any reason.

Which Pricing Option Should You Choose?

BlackRock Funds offers different pricing options to investors in the form of different share classes. Your registered representative can help you decide which option works best for you. Through this Prospectus, you can choose from Investor A, B, or C Shares. Investor B Shares automatically convert to A Shares eight years from purchase. Purchases of Investor B and C Shares can only be made through a registered representative.

A Shares (Front-End Load)

■  One time sales charge paid at time of purchase

■  No distribution fees

■  Free exchange with other A Shares in BlackRock Funds family

■  Advantage: Makes sense for investors who are eligible to have the sales charge reduced or eliminated or who have a long-term investment horizon because there are no ongoing distribution fees.

■  Disadvantage: You pay a sales charge up-front, and therefore you start off owning fewer shares.

B Shares (Back-End Load)

■  No front-end sales charge when you buy shares

■  You pay a sales charge when you redeem shares. It is called a contingent deferred sales charge (CDSC) and it declines over 6 years to zero from a high of 4.5%.

■  Ongoing distribution fees

■  Free exchange with other B Shares in BlackRock Funds family

■  Automatically convert to A Shares eight years from purchase and therefore will have lower ongoing distribution fees than C Shares held for longer than 8 years.

■  Advantage: No up-front sales charge so you start off owning more shares.

■  Disadvantage: You pay ongoing distribution fees each year you own shares, which means that you can expect lower total performance per share than A Shares.

C Shares (Level Load)

■  No front-end sales charge when you buy shares

■  Contingent deferred sales charge (CDSC) of 1.00% if shares are redeemed within 12 months of purchase

■  Ongoing distribution fees

■  Free exchange with other C Shares in BlackRock Funds family

■  Advantage: No up-front sales charge so you start off owning more shares. These shares may make sense for investors who have a shorter investment horizon relative to A or B Shares.

■  Disadvantage: You pay ongoing distribution fees each year you own shares, which means that you can expect lower total performance per share than A Shares. Unlike B Shares, C Shares do not convert to A Shares, so you will continue paying the ongoing distribution fees as long as you hold the C Shares. Over the long term, this can add up to higher total fees than either A Shares or B Shares.

Investor B Shares received through the reinvestment of dividends and capital gains convert to A Shares proportionately with the conversion of B Shares that were not received through reinvestment.

If you are choosing between Investor A Shares or Investor B Shares, it generally will be more economical for you to purchase A Shares if you plan to purchase shares in an amount of $25,000 or more ($50,000 or more with respect to the Index Equity Portfolio) (whether in a single purchase or through aggregation of eligible holdings). This is because the reduced front-end sales charge available on larger investments in A Shares and the lower ongoing distribution fees on A Shares compared to B Shares generally will result in higher returns for A Shares in these circumstances.

Your registered representative may receive different compensation depending upon which share class you choose. A portion of the front-end sales charge on Investor A Shares is reallowed to your registered representative, as described in the SAI. Your registered representative will generally receive commissions equal to 4.00% of Investor B Shares and 1.00% of Investor C Shares sold by him or her, plus ongoing fees under the Fund's distribution and service plan. It is important to remember that Investor B and Investor C Share contingent deferred sales charges and ongoing distribution fees have the same purpose as the front-end sales charge on sales of Investor A Shares: to compensate your registered representative for selling you shares. In some circumstances, these differences in compensation may create an incentive for your registered representative to recommend one fund or share class to you over another. Please contact your registered representative for details about compensation he or she receives for selling you shares of the Fund. To receive information about sales charges and payments to registered representatives free of charge, please see the SAI or go to www.blackrock.com/funds.

How Much is the Sales Charge?

The tables below show the schedules of sales charges that you may pay if you buy and sell Investor A, B and C Shares of a fund.

Purchase of Investor A Shares

The following tables show the front-end sales charges that you may pay if you buy Investor A Shares. The offering price for Investor A Shares includes any front-end sales charge. The front-end sales charge expressed as a percentage of the offering price may be higher or lower than the charge described below due to rounding. Similarly, any contingent deferred sales charge paid upon certain redemptions of Investor A Shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described below due to rounding. You may qualify for a reduced front-end sales charge. Purchases of Investor A Shares at certain fixed dollar levels, known as "breakpoints," cause a reduction in the front-end sales charge. Once you achieve a breakpoint, you pay that sales charge on your entire purchase amount (and not just the portion above the breakpoint).

Additionally, the front-end sales charge can be reduced or eliminated through one or a combination of the following: the right of accumulation, a Letter of Intent, the reinstatement privilege, quantity discounts or a waiver of the sales charge (described below).

The following schedules of front-end sales charges and quantity discounts applies to the Mid-Cap Value Equity, Mid-Cap Growth Equity, Small Cap Value Equity, Small Cap Core Equity, Small Cap Growth Equity, Asset Allocation, Health Sciences Opportunities, Global Science & Technology Opportunities, U.S. Opportunities, International Opportunities, Global Opportunities, Small/Mid-Cap Growth, Aurora, Capital Appreciation, Global Resources and All-Cap Global Resources Portfolios and the Investment Trust.

AMOUNT OF TRANSACTION AT OFFERING PRICE	SALES CHARGE AS % OF OFFERING PRICE*	SALES CHARGE AS % OF NET ASSET VALUE*
Less than $25,000	5.25%	5.54%
$25,000 but less than $50,000	4.75%	4.99%
$50,000 but less than $100,000	4.00%	4.17%
$100,000 but less than $250,000	3.00%	3.09%
$250,000 but less than $500,000	2.50%	2.56%
$500,000 but less than $750,000	2.00%	2.04%
$750,000 but less than $1,000,000	1.50%	1.52%
$1,000,000 or more	0.00%	0.00%

*  There is no initial sales charge on purchases of $1,000,000 or more of Investor A Shares; however, you will pay a CDSC of (i) .75% for the Capital Appreciation and Asset Allocation Portfolios and the Investment Trust and (ii) 1.00% for the Mid-Cap Value Equity, Mid-Cap Growth Equity, Small Cap Value Equity, Small Cap Core Equity, Small Cap Growth Equity, Health Sciences Opportunities, Global Science & Technology Opportunities, U.S. Opportunities, International Opportunities, Global Opportunities, Small/Mid-Cap Growth, Aurora, Global Resources and All-Cap Global Resources Portfolios, of the price of the shares when purchased or the net asset value of the shares on the redemption date (whichever is less) for shares redeemed within 18 months after purchase.

The following schedule of front-end sales charges and quantity discounts applies to the Index Equity Portfolio.

AMOUNT OF TRANSACTION AT OFFERING PRICE	SALES CHARGE AS % OF OFFERING PRICE	SALES CHARGE AS % OF NET ASSET VALUE
Less than $50,000	3.00%	3.09%
$50,000 but less than $100,000	2.75%	2.83%
$100,000 but less than $250,000	2.50%	2.56%
$250,000 but less than $500,000	1.75%	1.78%
$500,000 but less than $1,000,000	1.25%	1.26%
$1 million or more	0.00%	0.00%

The Fund's distributor retains up to 0.25% of the sales charge on all purchases of Investor A Shares of the Capital Appreciation, Mid-Cap

Value Equity, Mid-Cap Growth Equity, Aurora, Small/Mid-Cap Growth, Small Cap Value Equity, Small Cap Core Equity, Small Cap Growth Equity, Asset Allocation, Health Sciences Opportunities, Global Science & Technology Opportunities, International Opportunities, Global Resources, All-Cap Global Resources, U.S. Opportunities, Index Equity and Global Opportunities Portfolios and the Investment Trust. When an investor purchases Investor A Shares directly from the Fund (and not through a broker), the distributor retains the entire front-end sales charge.

Purchase of Investor B Shares

Purchases of Investor B Shares can only be made through a registered representative. Investor B Shares are subject to a CDSC at the rates shown in the chart below if they are redeemed within six years of purchase. The CDSC is based on the price of the Investor B Shares when purchased or the net asset value of the Investor B Shares on the redemption date (whichever is less) and is calculated without regard to any redemption fee. The amount of any CDSC an investor must pay depends on the number of years that elapse between the date of purchase and the date of redemption. The CDSC may be waived under certain circumstances, as described below. Any CDSC paid on redemptions of Investor B Shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described below due to rounding.

NUMBER OF YEARS ELAPSED SINCE PURCHASE	CONTINGENT DEFERRED SALES CHARGE (AS % OF DOLLAR AMOUNT SUBJECT TO THE CHARGE)
Up to one year	4.50%
More than one but less than two years	4.00%
More than two but less than three years	3.50%
More than three but less than four years	3.00%
More than four but less than five years	2.00%
More than five but less than six years	1.00%
More than six years	0.00%

Class B(1) shares of an SSR Fund purchased prior to its reorganization with a BlackRock fund remain subject to the CDSC applicable to such Class B(1) shares. All Investor B shares of a BlackRock fund purchased following the reorganizations will be subject to the CDSC of the BlackRock fund. Class B(1) shares of an SSR Fund are subject to a CDSC at the rates shown in the chart below if they are redeemed within six years of purchase.

NUMBER OF YEARS ELAPSED SINCE PURCHASE	CONTINGENT DEFERRED SALES CHARGE AS % OF NET ASSET VALUE AT THE TIME OF PURCHASE (OR REDEMPTION, IF LOWER)
First year	5.00%
Second year	4.00%
Third year	3.00%
Fourth year	3.00%
Fifth year	2.00%
Sixth year	1.00%
Seventh or Eighth year	0.00%

Purchase of
Investor C Shares

Purchases of Investor C Shares can only be made through a registered representative. Investor C Shares are subject to a CDSC of 1.00% if they are redeemed within 12 months after purchase. The CDSC is based on the price of the Investor C Shares when purchased or the net asset value of the Investor C Shares on the redemption date (whichever is less) and is calculated without regard to any redemption fee. The CDSC may be waived under certain circumstances, as described below. There is no CDSC on redemptions of Investor C Shares after 12 months. Any CDSC paid on redemptions of Investor C Shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described above due to rounding.

When an investor redeems Investor B Shares or Investor C Shares, the redemption order is processed so that the lowest CDSC is charged. Investor B Shares and Investor C Shares that are not subject to the CDSC are redeemed first. After that, the Fund redeems the Shares that have been held the longest.

Can the Sales Charge Be Reduced or Eliminated?

There are several ways in which the sales charge can be reduced or eliminated. Purchases of Investor A Shares at certain fixed dollar levels, known as "breakpoints," cause a reduction in the front-end sales charge (as described above in the "Purchase of Investor A Shares" section). Additionally, the front-end sales charge can be reduced or eliminated through one or a combination of the following: the right of accumulation, a Letter of Intent, the reinstatement privilege, quantity discounts or a waiver of the sales charge (described below). The CDSC on Investor B Shares can be reduced depending on how long you own the shares (a schedule of these reductions is listed above in the "Purchase of Investor B Shares" section). The CDSC on Investor B and C Shares also may be eliminated through waivers (described below). You may be required to provide PFPC and/or your registered representative with certain records and information in connection with the exercise of these rights, including information or records regarding shares of the funds held (i) in other accounts at your registered representative, (ii) at any other financial intermediary and (iii) at any financial intermediary by your related parties, such as members of your family or household. For more information, see the SAI or contact your investment professional.

Right of Accumulation (Investor A Shares)

Investors have a "right of accumulation" under which the current value of an investor's existing Investor A, A1, B, B1, B2, C, C1, C2 and Institutional Shares in most BlackRock funds may be combined with the amount of the current purchase in determining whether an investor qualifies for a breakpoint and a reduced front-end sales charge. Service Organizations may value current holdings of their customers differently for purposes of determining whether an investor qualifies for a breakpoint and a reduced front-end sales charge, although customers of the same Service Organization will be treated similarly. In order to use this right, the investor must alert PFPC to the existence of any previously purchased shares.

Letter of Intent (Investor A Shares)

An investor may qualify for a reduced front-end sales charge immediately by signing a "Letter of Intent" stating the investor's intention to buy a specified amount of Investor A, B, C or Institutional Shares in one or more funds within the next 13 months that would, if bought all at once, qualify the investor for a reduced sales charge. The initial investment must meet the minimum initial purchase requirement. The 13-month Letter of Intent period commences on the day that the Letter of Intent is received by PFPC, and the investor must tell PFPC that later purchases are subject to the Letter of Intent. During the term of the Letter of Intent, PFPC will hold Investor A Shares representing up to 5% of the indicated amount in an escrow account for payment of a higher sales load if the full amount indicated in the Letter of Intent is not purchased. If the full amount indicated is not purchased within the 13-month period, and the investor does not pay the higher sales load within 20 days, PFPC will redeem enough of the Investor A Shares held in escrow to pay the difference.

Reinstatement Privilege
(Investor A,
Investor B and Investor C Shares)

Upon redemption of Institutional and Investor A, A1, B, B1, B2, C, C1 and C2 Shares, shareholders may reinvest their redemption proceeds (after paying any applicable CDSC or redemption fee) in Investor A Shares of the SAME fund without paying a front-end sales charge. This right may be exercised once a year and within 60 days of the redemption, provided that the Investor A Share class of that fund is currently open to new investors or the shareholder has a current account in that closed fund. Shares will be purchased at the NAV calculated at the close of trading on the day the request is received. To exercise this privilege, PFPC must receive written notification from the shareholder of record or the registered representative of record, at the time of purchase. Investors should consult a tax adviser concerning the tax consequences of exercising this reinstatement privilege.

Quantity Discounts (Investor A Shares)

In addition to quantity discounts for individuals which we discussed above, there are ways for you to qualify for breakpoints and therefore reduce the front-end sales charge by combining your order with the orders of (a) your spouse and any of your children under the age of 21, or (b) a trustee or fiduciary of a single trust estate or single fiduciary account. All orders must be placed at one time and certain restrictions apply. Investors must tell PFPC or their broker, at the time of purchase, that they are aggregating their purchases. For more information, please contact the Fund at (800) 441-7762 or see the SAI.

Waiving the Sales Charge
(Investor A Shares)

The following investors may buy Investor A Shares without paying a front-end sales charge: (a) authorized qualified employee benefit plans or savings plans and rollovers of current investments in the Fund through such plans; (b) persons investing through an authorized payroll deduction plan; (c) persons investing through an authorized investment plan for organizations which operate under Section 501(c)(3) of the Internal Revenue Code; (d) registered investment advisers, trust companies and bank trust departments exercising discretionary investment authority with respect to amounts to be invested in a fund; (e) persons participating in selected fee-based programs under which they (i) pay advisory fees to a broker-dealer or other financial institution or (ii) pay fees to a broker-dealer or other financial institution for providing transaction processing and other administrative services, but not investment advisory services; and (f) employees of MetLife. Investors who qualify for any of these exemptions from the sales charge must purchase Investor A Shares. Additionally, some people associated with the Fund and its service providers may buy Investor A Shares without paying a sales charge. The front-end sales charge is not applied on Investor A shares acquired through the reinvestment of dividends or distributions. There is no initial sales charge on purchases of $1,000,000 or more of Investor A Shares; however, you may pay a CDSC as described in "Purchase of Investor A Shares." The applicable CDSC on Investor A Shares is not charged in connection with: (a) redemptions of Investor A Shares purchased through authorized qualified employee benefit plans or savings plans and rollovers of current investments in the Fund through such plans; (b) exchanges described in "Exchange Privilege" below; (c) redemptions made in connection with minimum required distributions due to the shareholder reaching age 701/2 from IRA and 403(b)(7) accounts; (d) redemptions made with respect to certain qualified employee benefit plans sponsored by the Fund, BlackRock or its affiliates; (e) redemptions (i) within one year of a shareholder's death or, if later, the receipt of a certified probate settlement (including in connection with the distribution of account assets to a beneficiary of the decedent) or (ii) in connection with a shareholder's disability (as defined in the Internal Revenue Code) subsequent to the purchase of Investor A Shares; (f) involuntary redemptions of Investor A Shares in accounts with low balances; (g) certain redemptions made pursuant to the Systematic Withdrawal Plan (described below); (h) redemptions related to the payment of PFPC custodial IRA fees; and (i) redemptions when a shareholder can demonstrate hardship, in the absolute discretion of the Fund. For more information on the waivers, please contact the Fund at (800) 441-7762 or see the SAI.

Waiving the Contingent Deferred Sales Charge (Investor B and Investor C Shares)

The CDSC on Investor B and Investor C Shares is not charged in connection with: (a) redemptions of Investor B and Investor C Shares purchased through authorized qualified employee benefit plans or savings plans and rollovers of current investments in the Fund through such plans; (b) exchanges described in "Exchange Privilege" below; (c) redemptions made in connection with minimum required distributions due to the shareholder reaching age 701/2 from IRA and 403(b)(7) accounts; (d) redemptions made with respect to certain qualified employee benefit plans sponsored by the Fund, BlackRock or its affiliates; (e) redemptions (i) within one year of a shareholder's death or, if later, the receipt of a certified probate settlement (including in connection with the distribution of account assets to a beneficiary of the decedent) or (ii) in connection with a shareholder's disability (as defined in the Internal Revenue Code) subsequent to the purchase of Investor B or C Shares; (f) involuntary redemptions of Investor B or Investor C Shares in accounts with low balances; (g) certain redemptions made pursuant to the Systematic Withdrawal Plan (described below); (h) redemptions related to the payment of PFPC custodial IRA fees; and (i) redemptions when a shareholder can demonstrate hardship, in the absolute discretion of the Fund. In addition, no CDSC is charged on Investor B or Investor C Shares acquired through the reinvestment of dividends or distributions. For more information on these waivers, please contact the Fund at (800) 441-7762 or see the SAI.

Distribution and Service Plan

The Fund has adopted a plan (the Plan) that allows the Fund to pay distribution fees for the sale of its shares under Rule 12b-1 of the Investment Company Act and shareholder servicing fees for certain services provided to its shareholders.

Under the Plan, Investor B and C Shares pay a fee (distribution fees) to BlackRock Distributors, Inc. (the Distributor) and/or affiliates of PNC Bank or Merrill Lynch & Co., Inc. (Merrill Lynch) (including BlackRock) for distribution and sales support services. The distribution fees may be used to pay the Distributor for distribution services and to pay the Distributor and affiliates of

PNC Bank or Merrill Lynch (including BlackRock) for sales support services provided in connection with the sale of Investor B and C Shares. The distribution fees may also be used to pay brokers, dealers, financial institutions and industry professionals (including BlackRock, PNC Bank, Merrill Lynch and their affiliates) (Service Organizations) for sales support services and related expenses. All Investor B and C Shares pay a maximum distribution fee of 0.75% per year of the average daily net asset value of each fund attributable to Investor B and C Shares. Investor A Shares do not pay a distribution fee.

Under the Plan, the Fund also pays shareholder servicing fees to Service Organizations whereby the Service Organizations provide support services to their customers who own Investor Shares in return for these fees. The Fund may pay a shareholder servicing fee of up to 0.25% per year of the average daily net asset value of Investor Shares of a fund (0.15% per year in the case of the Index Equity Portfolio). All Investor Shares pay this shareholder servicing fee.

In return for the shareholder servicing fee, Service Organizations (including BlackRock) may provide one or more of the following services to their customers who own Investor Shares:

(1)  Responding to customer questions on the services performed by the Service Organization and investments in Investor Shares;

(2)  Assisting customers in choosing and changing dividend options, account designations and addresses; and

(3)  Providing other similar shareholder liaison services.

The shareholder servicing fees payable pursuant to the Plan are fees payable for the administration and servicing of shareholder accounts and not costs which are primarily intended to result in the sale of a fund's shares.

Because the fees paid by the Fund under the Plan are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. In addition, the distribution fees paid by Investor B and C Shares may over time cost investors more than the front-end sales charge on Investor A Shares.

For more information on the Plan, including a complete list of services provided thereunder, see the SAI.

In addition to, rather than in lieu of, distribution and shareholder servicing fees that the Fund may pay to a Service Organization pursuant to the Plan and fees the Fund pays to its transfer agent, the Fund may enter into non-Plan agreements with Service Organizations pursuant to which the Fund will pay a Service Organization for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization or (2) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial.

The Plan permits BlackRock, the Distributor and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Fund). From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits. BlackRock, the Distributor and their affiliates may compensate affiliated and unaffiliated Service Organizations for the sale and distribution of shares of the Fund or for these other services to the Fund and shareholders. These payments would be in addition to the Fund payments described in this Prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Service Organization, or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as "revenue sharing" payments. In some circumstances, these revenue sharing payments may create an incentive for a Service Organization, its employees or associated persons to recommend or sell shares of the Fund to you. Please contact your Service Organization for details about payments it may receive from the Fund or from BlackRock, the Distributor or their affiliates. For more information, see the SAI.

Master-Feeder Structure

The Index Equity Portfolio, unlike many other investment companies which directly acquire and manage their own portfolio of securities, invests all of its assets in the Index Master Portfolio. The Index Equity Portfolio may withdraw its investment in the Index Master Portfolio at any time on 30 days notice to the Index Master Portfolio if the Board of Trustees of the Fund determines that it is in the best interest of the Index Equity Portfolio to do so. Upon withdrawal, the Board of Trustees would consider what action to take. It might, for example, invest all the assets of the Index Equity Portfolio in another mutual fund having the same investment goal as the Index Equity Portfolio or hire an investment adviser to manage the Index Equity Portfolio's assets.

Selling Shares

You can redeem shares at any time. The Fund will redeem your shares at the next NAV calculated after your order is received by the fund's transfer agent minus any applicable CDSC and/or redemption fee. Each of the CDSC and redemption fee is assessed without regard to the other. See "Market Timing and Redemption Fees" below. Shares may be redeemed by sending a written redemption request to BlackRock Funds, c/o PFPC Inc., P.O. Box 9819, Providence RI 02940-8019. Shares may also be redeemed by telephone request by calling (800) 441-7762. Redemption proceeds may be paid by check or, if the Fund has verified banking information on file, through the Automated Clearing House Network (ACH) or by wire transfer. Redemption requests in excess of $100,000 (for checks) and $250,000 (for ACH and wire transfers) must be in writing with a medallion signature guarantee. Shares may also be redeemed by use of the Fund's automated voice response unit (VRU) service or internet. Payment for shares redeemed by VRU or internet may be made for non-qualified employee benefit plan accounts in amounts up to $25,000 either through check, ACH or wire. You will be charged a fee of $7.50 for each redemption payment made by wire transfer and $15.00 for redemption checks sent via overnight mail.

You can also make redemption requests through your registered investment professional, who may charge for this service. Shareholders should indicate whether they are redeeming Investor A, Investor B or Investor C Shares.

Unless another option is requested, payment for redeemed shares is normally made by check mailed within seven days after PFPC receives the redemption request. If the shares to be redeemed have been recently purchased by check, PFPC may delay the payment of redemption proceeds for up to 10 business days after the purchase date until the check has cleared.

Market Timing and Redemption Fees

The Board of Trustees of the Fund has determined that the interests of long-term shareholders and the Fund's ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations—also known as "market timing." The funds are not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege for Investor, Institutional and R Shares is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of a fund and its shareholders. For example, large flows of cash into and out of a fund may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve the fund's investment goal. Frequent trading may cause a fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce a fund's performance.

A fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of the fund's portfolio securities and the determination of the fund's NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling fund shares at a price that does not reflect their true value. A similar risk exists for funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. The Fund will seek to eliminate these opportunities by using fair value pricing, as described in "What Price Per Share Will You Pay?" above.

The Fund discourages market timing and seeks to prevent frequent purchases and sales or exchanges of fund shares that it determines may be detrimental to a fund or long-term shareholders. The Board of Trustees has approved the policies discussed below to seek to deter market timing activity. The Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of fund shares because legitimate strategies, such as asset allocation, dollar cost averaging or similar activities, may result in frequent trading of fund shares. It is not expected that shareholders would be harmed by such legitimate activities.

If, as a result of its own investigation, information provided by a financial intermediary or other third party, or otherwise, the Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If the Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and the Fund will not be responsible for any losses you therefore may suffer. In addition, any redemptions or exchanges that you make (as a result of the activity described above or otherwise) will be subject to any and all redemption fees, as described below. For transactions placed directly with the Fund, the Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Fund. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide the Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated are not known by the Fund. While the Fund monitors for market timing activity, the Fund may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the funds. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a financial intermediary is determined by the Fund to be engaged in market timing or other improper trading activity, the Fund's distributor may terminate such financial intermediary's agreement with the distributor, suspend such financial intermediary's trading privileges or take other appropriate actions.

Each of the Fund's High Yield Bond, International Bond, Aurora, Small/Mid-Cap Growth, Small Cap Value Equity, Small Cap Core Equity, Small Cap Growth Equity, Health Sciences Opportunities, Global Science & Technology Opportunities, Global Resources, All-Cap Global Resources, U.S. Opportunities, Global Opportunities and International Opportunities Portfolios will automatically assess and retain a fee of 2% of the current NAV, after excluding the effect of any contingent deferred sales charges, of shares being redeemed or exchanged within 30 days of acquisition (other than those acquired through reinvestment of dividends or other distributions). A new 30-day period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Portfolio A are exchanged for shares of Portfolio B 20 days after the purchase of the Portfolio A shares, followed in 20 days by an exchange of the Portfolio B shares for shares of Portfolio C, will be subject to two redemption fees (one on each exchange).

The redemption fee is for the benefit of the remaining shareholders of a fund and is intended to encourage long-term investment, to compensate for transaction and other expenses caused by early redemptions and exchanges, and to facilitate portfolio management. The "first-in, first-out" method is used to determine the holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. The Fund sells shares to some 401(k) plans, 403(b) plans, bank or trust company accounts, and accounts of certain financial institutions or intermediaries that do not apply the redemption fee to underlying shareholders, often because of administrative or systems limitations. From time to time, with the approval of the Fund, the redemption fee will not be assessed on redemptions or exchanges by: (i) accounts of asset allocation programs or wrap programs whose trading practices are determined by the Fund not to be detrimental to a fund or long-term shareholders (e.g., model driven programs with periodic automatic portfolio rebalancing that prohibit participant-directed trading and other programs with similar characteristics); (ii) accounts of shareholders who have died or become disabled; (iii) shareholders redeeming or exchanging shares through the

Fund's Systematic Withdrawal Plan, Systematic Exchange Plan or in connection with required distributions from an IRA, 401(k) plan, 403(b) plan or any other Internal Revenue Code Section 401 qualified employee benefit plan or account, or distribution from a 529 plan; (iv) shareholders executing rollovers of current investments in the Fund through qualified employee benefit plans; and (v) certain other accounts in the absolute discretion of the Fund when the redemption fee is de minimis or a shareholder can demonstrate hardship. The Fund reserves the right to modify or eliminate these waivers at any time.

There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

The Fund may from time to time use other methods that it believes are appropriate to deter market timing or other trading activity that may be detrimental to a fund or long-term shareholders.

Expedited Redemptions

If a shareholder has given authorization for expedited redemption, shares can be redeemed by telephone and the proceeds sent by check to the shareholder or by Federal wire transfer to a single previously designated bank account. Shareholders will pay $15 for redemption proceeds sent by check via overnight mail and $7.50 for redemption proceeds sent by Federal wire transfer. You are responsible for any additional charges imposed by your bank for this service. Once authorization for expedited redemptions is on file, the Fund will honor requests by telephone at (800) 441-7762. The Fund is not responsible for the efficiency of the Federal wire system or the shareholder's firm or bank. The Fund may refuse a telephone redemption request if it believes it is advisable to do so and may use reasonable procedures to make sure telephone instructions are genuine. The Fund and its service providers will not be liable for any loss that results from acting upon telephone instructions that they reasonably believed to be genuine in accordance with those procedures. The Fund may alter the terms of or terminate this expedited redemption privilege at any time for any reason.

The Fund's Rights

The Fund may:

■  Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act,

■  Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act or as described in the third paragraph in the section "Selling Shares" above,

■  Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level, as described below, and

■  Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act.

Accounts with Low Balances

The Fund may redeem a shareholder's account in any fund at any time if the net asset value of the account in such fund falls below $500 as the result of a redemption or an exchange request. This minimum does not apply to accounts of authorized qualified employee benefit plans, selected fee-based programs or accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts. The shareholder will be notified in writing that the value of the account is less than the required amount and the shareholder will be allowed 60 days to make additional investments before the redemption is processed.

Management

BlackRock Funds' adviser is BlackRock Advisors, LLC (BlackRock). BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 100 Bellevue Parkway, Wilmington, DE 19809. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with approximately $1.125 trillion of assets under management as of December 31, 2006. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc. and Merrill Lynch & Co., Inc. BlackRock Financial Management, Inc. (BFM), an affiliate of BlackRock located at 40 E. 52nd Street, New York, NY 10022,

IMPORTANT DEFINITIONS

Adviser: The adviser of a mutual fund is responsible for the overall investment management of the fund. The adviser for BlackRock Funds is BlackRock. The adviser for the Index Master Portfolio is Dimensional Fund Advisors LP.

Sub-Adviser: The sub-adviser of a fund is responsible for its day-to-day management and will generally make all buy and sell decisions. Sub-advisers also provide research and credit analysis. The sub-adviser for the Asset Allocation and Global Opportunities Portfolios is BlackRock Financial Management, Inc. The sub-adviser for the International Opportunities Portfolio is BlackRock International, Ltd.

acts as sub-adviser for the Asset Allocation Portfolio and for a portion of the assets of the Global Opportunities Portfolio. BlackRock International, Ltd. (BIL), an affiliate of BlackRock located at 40 Torphichen Street, Edinburgh, Scotland EH3 8JB, acts as sub-adviser for the International Opportunities Portfolio. The only fund not managed by BlackRock is the Index Equity Portfolio, which invests all of its assets in the Index Master Portfolio. The Index Master Portfolio is advised by Dimensional Fund Advisors LP (DFA), located at 1299 Ocean Avenue, Santa Monica, CA 90401. DFA was organized in May 1981 and provides investment management services to institutional investors. As of November 30, 2006, DFA had $120 billion in assets under management.

For their investment advisory and sub-advisory services, BlackRock, BFM, BIL and DFA, as applicable, are entitled to fees computed daily on a fund-by-fund basis and payable monthly. For the fiscal year ended September 30, 2006, the aggregate advisory fees paid by the funds to BlackRock, as a percentage of average daily net assets were:

Investment Trust	0.50%
Capital Appreciation	0.65%
Mid-Cap Value	0.77%
Mid-Cap Growth	0.78%
Aurora	0.81%
Small/Mid-Cap Growth	0.73%
Small Cap Value	0.54%
Small Cap Core	0.98%
Small Cap Growth	0.55%
Asset Allocation	0.53%
Health Sciences Opportunities	0.75%
Global Science & Technology Opportunities	0.78%
Global Resources	0.74%
All-Cap Global Resources	0.75%
U.S. Opportunities	0.94%
International Opportunities	0.99%

For the fiscal year ended November 30, 2006, the Index Master Portfolio paid DFA an aggregate advisory fee of .025% of average daily net assets.

The total annual advisory fees that can be paid to BlackRock (as a percentage of average daily net assets), are as follows:

Total Annual Advisory Fee for the Small Cap Value Equity, Small Cap Growth Equity and Asset Allocation Portfolios and the Investment Trust (Before Waivers)

AVERAGE DAILY NET ASSETS	INVESTMENT ADVISORY FEE
First $1 billion	0.550%
$1 billion-$2 billion	0.500%
$2 billion-$3 billion	0.475%
more than $3 billion	0.450%

Total Annual Advisory Fee for the Capital Appreciation Portfolio (Before Waivers)

AVERAGE DAILY NET ASSETS	INVESTMENT ADVISORY FEE
First $1 billion	0.650%
$1 billion-$2 billion	0.600%
$2 billion-$3 billion	0.575%
more than $3 billion	0.550%

Total Annual Advisory Fee for the Mid-Cap Value Equity and Mid-Cap Growth Equity Portfolios (Before Waivers)

AVERAGE DAILY NET ASSETS	INVESTMENT ADVISORY FEE
First $1 billion	0.800%
$1 billion-$2 billion	0.700%
$2 billion-$3 billion	0.650%
more than $3 billion	0.625%

Total Annual Advisory Fee for the Aurora Portfolio (Before Waivers)

AVERAGE DAILY NET ASSETS	INVESTMENT ADVISORY FEE
First $1 billion	0.850%
$1 billion-$2 billion	0.800%
$2 billion-$3 billion	0.750%
more than $3 billion	0.700%

Total Annual Advisory Fee for the Global Science & Technology Opportunities and Global Opportunities Portfolios (Before Waivers)

AVERAGE DAILY NET ASSETS	INVESTMENT ADVISORY FEE
First $1 billion	0.900%
$1 billion-$2 billion	0.850%
$2 billion-$3 billion	0.800%
more than $3 billion	0.750%

Total Annual Advisory Fee for the Small/Mid-Cap Growth, Health Sciences Opportunities, Global Resources and All-Cap Global Resources Portfolios (Before Waivers)

AVERAGE DAILY NET ASSETS	INVESTMENT ADVISORY FEE
First $1 billion	0.750%
$1 billion-$2 billion	0.700%
$2 billion-$3 billion	0.675%
more than $3 billion	0.650%

Total Annual Advisory Fee for the International Opportunities Portfolio (Before Waivers)

AVERAGE DAILY NET ASSETS	INVESTMENT ADVISORY FEE
First $1 billion	1.00%
$1 billion-$2 billion	0.950%
$2 billion-$3 billion	0.900%
more than $3 billion	0.850%

Total Annual Advisory Fee for the U.S. Opportunities Portfolio (Before Waivers)

AVERAGE DAILY NET ASSETS	INVESTMENT ADVISORY FEE
First $1 billion	1.10%
$1 billion-$2 billion	1.05%
$2 billion-$3 billion	1.025%
more than $3 billion	1.00%

The Small Cap Core Equity Portfolio pays BlackRock a maximum annual advisory fee of 1.00% of its average daily net assets.

The Index Master Portfolio pays DFA a maximum annual advisory fee of 0.025% of its average daily net assets.

A discussion regarding the basis for the Board of Trustees of the Fund approving the Fund's investment advisory contracts is available in the Fund's semi-annual report to shareholders.

Information about the portfolio manager for each of the funds is presented in the appropriate fund section.

As discussed above, BlackRock has agreed contractually to cap net expenses (excluding (i) interest, taxes, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by a fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, a fund's investments; and (iv) other extraordinary expenses not incurred in the ordinary course of a fund's business, if any) of each share class of each fund at the levels shown in each fund's expense table.

To achieve this cap, BlackRock and the Fund have entered into an expense limitation agreement. The agreement sets a limit on certain of the operating expenses of each class of shares and requires BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit.

If within two years following a waiver or reimbursement the operating expenses of a share class that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that share class, the share class is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the fund of which the share class is a part has more than $50 million in assets, (2) BlackRock or an affiliate serves as the fund's investment adviser or administrator and (3) the Board of Trustees of the Fund has approved in advance the payments to BlackRock at the previous quarterly meeting of the Board.

Conflicts of Interest

The investment activities of BlackRock and its affiliates (including, for these purposes, Merrill Lynch & Co., Inc., BlackRock, Inc., The PNC Financial Services Group, Inc. and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively with BlackRock, the Affiliates)) in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock provides investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the funds. BlackRock and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more Affiliates act or may act as an investor, investment banker, research provider, investment manager, financer, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in the global fixed income, currency, commodity, equity and other markets in which the funds directly and indirectly invest. Thus, it is likely that the funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate performs or seeks to perform investment banking or other services. One or more Affiliates may engage in proprietary trading and advise accounts and mutual funds that have investment objectives similar to those of the funds and/or that engage in and compete for transactions in the same types of securities, currencies and instruments as the funds. The trading activities of these Affiliates are carried out without reference to positions held directly or indirectly by the funds and may result in an Affiliate having positions that are adverse to those of the funds. No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the funds. As a result, an Affiliate may compete with the funds for appropriate investment opportunities. The results of the funds' investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the funds could sustain losses during periods in which one or more Affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the funds may, from time to time, enter into transactions in which an Affiliate or its other clients have an adverse interest. Furthermore, transactions undertaken by an Affiliate or Affiliate-advised clients may adversely impact the funds. Transactions by one or more Affiliate-advised clients or BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the funds. The funds' activities may be limited because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. In addition, the funds may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. The funds also may invest in securities of companies for which an Affiliate provides or may some day provide research coverage. An Affiliate may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the funds or who engage in transactions with or for the funds. The funds may also make brokerage and other payments to an Affiliate in connection with the funds' portfolio investment transactions.

Under a securities lending program approved by the Fund's Board of Trustees, the Fund has retained an Affiliate of BlackRock to serve as the securities lending agent for the funds to the extent that a fund participates in the securities lending program. For these services, the lending agent may receive a fee from the funds, including a fee based on the returns earned on the funds' investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the funds may lend its portfolio securities under the securities lending program.

The activities of BlackRock or its Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.

Dividends and Distributions

BlackRock Funds makes two kinds of distributions to share- holders: net investment income and net realized capital gains.

The Fund will distribute net investment income, if any, at least annually. Net realized capital gains (including net short-term capital gains), if any, will be distributed by a fund at least annually at a date determined by the Fund's Board of Trustees.

Your distributions will be reinvested at net asset value in new shares of the same class of the fund unless you instruct PFPC in writing to pay them in cash. There are no sales charges on these reinvestments.

If you invest in a fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as "buying a dividend." Distributions that are declared in December, but paid in January are taxable as if they were paid in December.

The Index Equity Portfolio seeks to achieve its investment goal by investing all of its assets in the Index Master Portfolio (which is taxable as a partnership for federal income tax purposes). The Index Equity Portfolio is allocated its distributive share of the income (including qualified dividend income), gains (including capital gains), losses, deductions and credits of the Index Master Portfolio. The Index Equity Portfolio's distributive share of such items, plus gain (or minus loss), if any, on the redemption of shares of the Index Master Portfolio, less the Index Equity Portfolio's expenses incurred in operations, will constitute the Index Equity Portfolio's net income from which dividends are distributed as described above.

Taxation of Distributions

Distributions paid out of a fund's "net capital gain" will be taxed to shareholders as long-term capital gain, regardless of how long a shareholder has owned shares. Distributions of net investment income and net short-term capital gains will generally be taxed to shareholders as ordinary income. However, individual shareholders who satisfy certain holding period requirements and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to "qualified dividend income" received by the fund. "Qualified dividend income" generally consists of dividends received from U.S. corporations (other than dividends from tax exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations.

Your annual tax statement from the Fund will present in detail the tax status of your distributions for each year.

When you sell your shares of a fund, you may realize a capital gain or loss. Use of the exchange privilege also will be treated as a taxable event because it will be deemed a redemption and subsequent purchase of the shares involved. Therefore, use of the exchange privilege may be subject to federal, state and local income tax.

If more than half of the total asset value of a fund is invested in non-U.S. stock or securities, the fund may elect to "pass through" to its shareholders the amount of non-U.S. income taxes paid by it. In such case, you would be required to include your proportionate share of such taxes in your income and may be entitled to deduct or credit such taxes in computing your taxable income.

Distributions paid by a fund with respect to certain qualifying dividends received by the fund from domestic corporations may be eligible for the corporate dividends received deduction.

If you do not provide a fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

Non-U.S. investors may be subject to U.S. withholding and/or estate tax, and will be subject to special U.S. tax certification requirements. Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax adviser about federal, state and local tax consequences of owning shares of the Fund.

Services for Shareholders

BlackRock Funds offers shareholders many special features which can enable investors to have greater investment flexibility as well as more access to information about the Fund.

Additional information about these features is available by calling the Fund at (800) 441-7762.

Exchange Privilege

Once you are a shareholder, you have the right to exchange Investor A, B or C Shares from one fund to Investor A, B or C Shares, respectively, of another to meet your changing financial needs. Please note that you can exchange only into a share class and fund that are open to new investors, unless you have a current account in a fund that is closed to new investors.

You can exchange $1,000 or more of Investor A, Investor B or Investor C Shares from one fund into another. (You can exchange less than $1,000 of Investor A, Investor B or Investor C Shares if you already have an account in the fund into which you are exchanging.) Investor A, Investor B and Investor C Shares of each fund may be exchanged for shares of the same class of other funds which offer that class of shares, based on their respective net asset values. For Federal income tax purposes a share exchange is a taxable event and a capital gain or loss may be realized. Please consult your tax or other financial adviser before making an exchange request.

The exchange of Investor B and Investor C Shares will not be subject to a CDSC, although exchanges may be subject to the 2% redemption fee. See "Market Timing and Redemption Fees" above. The CDSC will continue to be measured from the date of the original purchase and will not be affected by the exchange.

There are several ways to make an exchange: you may call the Fund at (800) 441-7762 and speak with one of our representatives, make the exchange via the Internet by accessing your account online, or you may send a written request to us at BlackRock Funds c/o PFPC Inc., P.O. Box 9819, Providence, RI 02940-8019. Please note, if you indicated on your New Account Application that you did not want the Telephone Exchange Privilege, you will not be able to place exchanges via the telephone until you update this option either in writing or by calling our

Service Center. The Fund has the right to reject any telephone request for any reason.

The Fund may suspend or terminate your exchange privilege at any time for any reason, including if the Fund believes, in its sole discretion, that you are engaging in market timing activities. See "Market Timing and Redemption Fees" above.

The Fund reserves the right to modify, limit the use of, or terminate the exchange privilege at any time for any reason.

Automatic Investment Plan

If you would like to establish a regular, affordable investment program, BlackRock Funds makes it easy to set up. As an investor in any fund, you can arrange for periodic investments in that fund through automatic deductions from a checking or non-passbook savings account by completing the AIP Application Form. You determine the frequency and amount of your investment. The minimum investment amount for an automatic investment plan is $50 per portfolio. AIP Application Forms are available from BlackRock Funds.

Retirement Plans

Shares may be purchased in conjunction with individual retirement accounts (IRAs), rollover IRAs and 403(b) plans where PNC Bank or any of its affiliates acts as custodian. For more information about applications or annual fees, please contact BlackRock Funds c/o PFPC Inc., at P.O. Box 9819, Providence, Rhode Island 02940-8019, or call (800) 441-7762. Investors will be charged an annual fee of $15 for all of the IRA and 403(b) accounts they have under their Social Security number (therefore if you own a 403(b) account, a Roth IRA, a Traditional IRA and a Rollover IRA, you would only be charged one $15 fee). In addition, 403(b) accounts will be charged a separate loan application/processing fee of $25. To determine if you are eligible for an IRA or 403(b) plan and whether an IRA or 403(b) plan is appropriate for you, you should consult with a tax adviser.

Statements

Every shareholder automatically receives quarterly account statements. In addition, for tax purposes, shareholders also receive a yearly statement describing the characteristics of any dividends or other distributions received.

Systematic Withdrawal Plan
(SWP)

This feature can be used by investors who want to receive regular distributions from their accounts. To start a Systematic Withdrawal Plan (SWP) a shareholder must have a current investment of $10,000 or more in a fund. Shareholders can elect to receive cash payments of $50 or more at any interval they choose. Shareholders may sign up by completing the SWP Application Form which may be obtained from PFPC. Shareholders should realize that if withdrawals exceed income the invested principal in their account will be depleted.

To participate in the SWP, shareholders must have their dividends automatically reinvested. Shareholders may change or cancel the SWP at any time, upon written notice to PFPC. If a shareholder purchases additional Investor A Shares of a fund at the same time he or she redeems shares through the SWP, that investor may lose money because of the sales charge involved. No CDSC will be assessed on redemptions of Investor B or Investor C Shares made through the SWP that do not exceed 12% of the account's net asset value on an annualized basis. For example, monthly, quarterly, and semi-annual SWP redemptions of Investor B or Investor C Shares will not be subject to the CDSC if they do not exceed 1%, 3% and 6%, respectively, of an account's net asset value on the redemption date. SWP redemptions of Investor B or Investor C Shares in excess of this limit will still pay any applicable CDSC.

Systematic Exchange

This feature can be used by investors to systematically exchange money from one fund to up to four other funds. A minimum of $10,000 in the initial fund is required and investments in any additional funds must meet minimum initial investment requirements. For more information, please contact the Fund at (800) 441-7762.

EZ Trader

This service allows an investor to purchase or sell Fund shares by telephone or over the Internet through ACH. Prior to establishing an EZ Trader account, please contact your bank to confirm that they are a member of the ACH system. Once confirmed, complete an application, making sure to include the appropriate bank information, and return the application to BlackRock Funds, c/o PFPC. Prior to placing a telephone or internet purchase or sale order, please contact the Fund at (800) 441-7762 to confirm that your bank information has been updated on your account. Once this is established, you may place your request to sell shares with the Fund by telephone or Internet. Proceeds will be sent to your pre-designated bank account.

Dividend Allocation Plan

This plan automatically invests your distributions from one fund into another fund of your choice pursuant to your instructions, without any fees or sales charges. Please call the Fund at (800) 441-7762 for details. The fund into which you request your distributions be invested must be open to new purchases.

Important Notice Regarding Delivery of Shareholder Documents

The funds deliver only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements to shareholders with multiple accounts at the same address. This practice is known as "householding" and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Internet Transactions

Investors in the funds may make on-line transactions, view their account balance and activity by logging into their account through the BlackRock website at www.blackrock.com/funds. To use this service, you will need a browser that supports Microsoft Internet Explorer 5.5 or higher, Netscape 7.1 or higher, FIREFOX 1.0 or higher, and AOL 9.0 (for Windows operating systems from Windows 2000 and above). In addition, MacIntosh operating system 9 with Netscape 7.2 and MacIntosh operating system 10x with Safari 1.2.3, Netscape 7.2, and FIREFOX 1.0 are also supported. Purchases made on the Internet using ACH will have a trade date that is the day after the purchase is made. Proceeds from Internet redemptions may be sent via check, ACH or wire to the bank account of record. The Fund will limit Internet purchases and redemptions in Investor Class shares to $25,000.00 per trade. Please read the On-Line Services Disclosure Statement and User Agreement, the Terms and Conditions page and the Consent to Election Delivery Agreement (if you consent to Electronic Delivery), before attempting to transact online.

The Fund employs reasonable procedures to confirm that transactions entered over the Internet are genuine. The procedures include the use of a protected password, Secure Socket Layering (SSL), 128-bit encryption and other precautions designed to protect the integrity, confidentiality and security of shareholder information. By entering into the User Agreement with the Fund in order to open an account through the website, the shareholder waives any right to reclaim any losses from the Fund or any of its affiliates, incurred through fraudulent activity.

Electronic Access to Annual Reports, Semi-Annual Reports and Prospectuses

Electronic copies of most financial reports and prospectuses are available on the Fund's website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1) Access the BlackRock website at http://www.blackrock.com/edelivery

2) Log into your account

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, Clients) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

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For more information

This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Fund is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports

These reports contain additional information about each of the funds' investments. The annual report describes the funds' performance, lists portfolio holdings, and discusses recent market conditions, economic trends and fund investment strategies that significantly affected the funds' performance for the last fiscal year.

Statement of Additional Information (SAI)

A Statement of Additional Information, dated January 31, 2007, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the Fund, may be obtained free of charge, along with the Fund's annual and semi-annual reports, by calling (800) 441-7762. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus.

BlackRock Investor Services

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:00 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 441-7762.

An investor in any fund can call the National TTY Relay Number at (800) 688-4889 with his or her TTY machine. A Relay agent will assist the investor with all inquiries made to a Shareholder Account Service Representative.

Purchases and Redemptions

Call your registered representative or (800) 441-7762.

World Wide Web

Access general fund information and specific fund performance, including SAI and annual/semi-annual reports, free of charge. Request mutual fund prospectuses and literature. Forward mutual fund inquiries. www.blackrock.com/funds

Written Correspondence

BlackRock Funds
c/o PFPC Inc.
PO Box 9819
Providence, RI 02940-8019

Overnight Mail

BlackRock Funds
c/o PFPC Inc.
101 Sabin Street
Pawtucket, RI 02860

Internal Wholesalers/Broker Dealer Support

Available to support investment professionals 8:30 a.m. to 6:00 p.m. (Eastern time), Monday - Friday. Call: (800) 882-0052.

Portfolio Characteristics and Holdings

A description of the Funds' policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 882-0052.

Securities and Exchange Commission

You may also view and copy public information about the Fund, including the SAI, by visiting the EDGAR database on the SEC Web site (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC directly at (202) 551-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549.

INVESTMENT COMPANY ACT FILE NO. 811-05742

PRO-EQ-INV 07

ALTERNATIVES BLACKROCK SOLUTIONS EQUITIES FIXED INCOME LIQUIDITY REAL ESTATE

BlackRock Funds
Equity Portfolios

Institutional Shares

Prospectus

January 31, 2007

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

Investment Trust

Capital Appreciation

Mid-Cap Value

Mid-Cap Growth

Aurora

Small/Mid-Cap Growth

Small Cap Value

Small Cap Core

Small Cap Growth

Asset Allocation

Health Sciences Opportunities

Global Science & Technology Opportunities

Global Resources

All-Cap Global Resources

U.S. Opportunities

Global Opportunities

International Opportunities

Index Equity

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of

Contents

How to find the information you need	How to find the information you need	1

	THE BLACKROCK EQUITY PORTFOLIOS

	Investment Trust	2

	Capital Appreciation	8

	Mid-Cap Value	15

	Mid-Cap Growth	22

	Aurora	29

	Small/Mid-Cap Growth	37

	Small Cap Value	45

	Small Cap Core	53

	Small Cap Growth	60

	Asset Allocation	68

	Health Sciences Opportunities	78

	Global Science & Technology Opportunities	87

	Global Resources	96

	All-Cap Global Resources	106

	U.S. Opportunities	115

	Global Opportunities	122

	International Opportunities	132

	Index Equity	140

About Your Investment	How to Buy/Sell Shares	146

	Dividends/Distributions/Taxes	161

How to Find the
Information You Need

About BlackRock Funds

This is the BlackRock Equity Portfolios Prospectus. It has been written to provide you with the information you need to make an informed decision about whether to invest in BlackRock Funds (the Fund). The Fund's investment adviser is BlackRock Advisors, LLC (BlackRock).

This Prospectus contains information on 18 of the BlackRock Equity funds. The prospectus is organized so that each fund has its own short section. Simply turn to the section for any particular fund to read about important fund facts. Also included are sections that tell you about buying and selling shares, certain fees and expenses, shareholder features of the funds and your rights as a shareholder. These sections apply to all the funds.

Effective October 2, 2006, the Health Sciences Portfolio was re-named the Health Sciences Opportunities Portfolio. Effective January 31, 2007, the Legacy Portfolio has been re-named the Capital Appreciation Portfolio.

1

BlackRock

Investment Trust

IMPORTANT DEFINITIONS

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Investment Style: Refers to the guiding principles of a mutual fund's investment choices. The investment style of this fund is a blend of growth stocks and value stocks, referring to the type of securities the managers will choose for this fund.

Market Capitalization: Refers to the market value of the company and is calculated by multiplying the number of shares outstanding by the current price per share.

Sector: All stocks are classified into a category or sector such as utilities, consumer services, basic materials, capital equipment, consumer cyclicals, energy, consumer non- cyclicals, healthcare, technology, transportation, finance and cash.

S&P 500® Index: The Standard & Poor's Composite Stock Price Index, an unmanaged index of 500 stocks, most of which are listed on the New York Stock Exchange. The index focuses on the large-cap segment of the market with over 80% coverage of U.S. equities.

Value and Growth Companies: All stocks are generally divided into the categories of "growth" or "value," although there are times when a growth fund and value fund may own the same stock. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general, and whose growth in revenue is expected to continue for an extended period.

Investment Goal

The fund's investment goal is to seek long-term capital appreciation.

Primary Investment Strategies

In pursuit of this goal, the fund management team uses the S&P 500® Index as a benchmark. The fund normally invests at least 80% of its net assets in equity securities. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock.

The fund management team uses quantitative techniques to analyze a universe of approximately 800 companies, including those in the S&P 500® Index and about 300 other large and medium capitalization companies. Using a multi-factor model, the management team identifies stocks with rising earnings expectations that sell at low relative valuations when compared with their sector peers. Based on this information, and using sophisticated risk measurement tools, the management team selects stocks, together with their appropriate weightings, that it believes will maximize the fund's return per unit of risk. The fund seeks to maintain the market capitalization, sector allocations and style characteristics similar to those of the S&P 500® Index.

Seeking to maintain the optimal risk/return trade-off, the fund management team rebalances the portfolio regularly. The team assesses each stock's changing characteristics relative to its contribution to portfolio risk. A stock is sold when it no longer offers an appropriate return-to-risk trade-off.

In order to remain fully invested and instead of purchasing and selling securities directly, the fund may invest in depository receipts (or futures) that seek to replicate the performance of the S&P 500® Index.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund's primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment goal.

2

As part of its normal operations, the fund may also hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to maintain liquidity and commit cash pending investment but they may also be used to attempt to reduce risk to the fund as a whole (hedge). The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in equity securities is that their prices fluctuate. The value of your investment can go up or down depending upon market conditions, which means you could lose money. The value of equity securities may decline due to developments relating to the issuer, industry factors or general market conditions. Equity securities generally have greater price volatility than fixed income securities.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding small cap stocks may outperform this fund.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in

3

greater price movements and less ability to sell the fund's investment than if the fund held the securities of larger, more established companies.

While the management team chooses stocks it believes to have rising earnings expectations and good relative valuations, there is no guarantee that the investments will increase in value or that they won't decline. In addition, if the multi-factor model used by the management team fails to accurately predict which stocks will perform well, fund performance will suffer.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

4

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the S&P 500® Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

Investment Trust

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
Investment Trust
Return Before Taxes	14.33%	5.19%	5.49%	09/13/93
Return After Taxes on Distributions	14.13%	4.90%	4.51%
Return After Taxes on Distributions and Sale of Shares	9.58%	4.38%	4.46%
S&P 500® (Reflects no deduction for fees, expenses or taxes)	15.79%	6.19%	8.42%	N/A

  *  The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and

5

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	.54%
Other expenses	.21%
Acquired fund fees and expenses[1]	– –%
Total annual fund operating expenses	.75%
Fee waivers and expense reimbursements[2]	– –%
Net expenses[2]	.75%

  1  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Institutional class expenses to 0.81% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$77	$240	$417	$930

Fund Management

The fund management team is led by Fred Herrmann, CFA, and David Byrket, CFA, both Managing Directors at BlackRock Advisors, LLC (BlackRock). Mr. Herrmann and Mr. Byrket head a six person investment team at BlackRock focused on quantitative strategies for the equity market. They have been managing the fund since March 2003. Prior to joining BlackRock in 2003, both Mr. Byrket and Mr. Herrmann were Managing Directors at Weiss, Peck and Greer, LLC since 2001. They have been responsible for managing quantitative equity portfolios since 1996.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

6

Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Institutional Share Outstanding Throughout Each Period)

Investment Trust

	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$13.37	$11.95	$10.32	$8.50	$11.25
Income from investment operations
Net investment income	0.16 [2]	0.14 [2]	0.09 [2]	0.10	0.11
Net gain (loss) on investments (both realized and unrealized)	0.92	1.38	1.67	1.83	(2.86)
Total from investment operations	1.08	1.52	1.76	1.93	(2.75)
Less distributions
Distributions from net investment income	(0.10)	(0.10)	(0.13)	(0.11)	– –
Distributions from net realized gains	(0.34)	– –	– –	– –	– –
Total distributions	(0.44)	(0.10)	(0.13)	(0.11)	– –
Redemption fees added to paid-in capital	– – [3]	– – [3]	– – [3]	– –	– –
Net asset value at end of period	$14.01	$13.37	$11.95	$10.32	$8.50
Total return	8.31%[4]	12.72%[4]	17.11%[4]	22.80%	(24.44)%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$480,663	$523,607	$51,593	$60,886	$134,859
Ratios of expenses to average net assets
Net expenses	0.77%	0.81%	0.81%	0.81%	0.81%
Total expenses	0.87%	1.09%	0.99%	0.96%	0.87%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	1.16%	1.09%	0.81%	0.93%	0.36%
Before advisory/administration and other fee waivers	1.06%	0.81%	0.63%	0.79%	0.30%
Portfolio turnover rate	76%	105%	72%	98%	124%

1  Audited by other auditors.

2  Calculated using the average shares outstanding method.

3  Redemption fees added to paid-in capital are less than $0.005 per share.

4  Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

7

BlackRock

Capital Appreciation Portfolio

IMPORTANT DEFINITIONS

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Growth Companies: All stocks are generally divided into the categories of "growth" or "value," although there are times when a growth fund and value fund may own the same stock. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general and whose revenue growth is expected to continue for an extended period. These stocks typically pay relatively low dividends and sell at relatively high valuations. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas.

Investment Style: Refers to the guiding principles of a mutual fund's investment choices. The investment style of this fund is growth, referring to the type of securities the manager will choose for this fund.

Russell 1000® Growth Index: An index composed of those Russell 1000® securities with greater-than- average growth orientation, generally having higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth values.

Effective January 31, 2007, the Legacy Portfolio has been re-named the Capital Appreciation Portfolio.

Investment Goal

The fund seeks to provide long-term growth of capital.

Primary Investment Strategies

Under normal market conditions, the fund invests at least 80% of total assets in common and preferred stock and securities convertible into common and preferred stock of mid- and large- size companies.

The fund seeks to invest in fundamentally sound companies with strong management, superior earnings growth prospects and attractive relative valuations. The disciplined investment process uses bottom-up stock selection as the primary driver of returns. The fund emphasizes large companies that exhibit stable growth and accelerated earnings.

While the fund generally expects to invest across a broad range of industries, it may favor companies in those industries that appear to offer higher potential for long-term growth.

Although the fund does not expect to do so as a matter of course, it is permitted to invest up to 20% of total assets in other securities (for example, bonds and small-size company stocks).

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund's primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment goal.

As part of its normal operations, the fund may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

The fund generally will sell a stock when, in the management team's opinion, the stock reaches its price target, there is a deterioration in the company's future growth prospects, an

8

inability to sustain earnings momentum, less attractive valuation, a significant price change or more compelling investment opportunities elsewhere.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument at a specific price on or before a specific date. A future is an agreement to buy or sell an instrument at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in equity securities is that their prices fluctuate. The value of your investment can go up or down depending upon market conditions, which means you could lose money. The value of equity securities may decline due to developments relating to the issuer, industry factors or general market conditions. Equity securities generally have greater price volatility than fixed income securities.

The fund's investment approach, with its emphasis on keeping portfolio turnover low, means that the fund could continue to hold various stocks through adverse markets rather than selling them. This could cause the fund to have deeper losses during down markets than a fund that has invested in similar stocks but does not seek reduced turnover. To the extent that the fund does sell securities during times of volatility, either for investment management reasons or to meet shareholder redemption requests, portfolio turnover and capital gains distributions are likely to increase as a result. For this reason, shareholders who actively trade or exchange fund shares could adversely affect the management of the fund and are discouraged from investing in it.

While the fund's buy-and-hold approach is designed to allow it to capture long-term gains, prices of some stocks may not return to previous highs. To the extent that the fund continues to hold these stocks, it may miss opportunities to realize gains and its long-term performance may be reduced.

9

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and reduced ability to sell the fund's investment than if the fund held the securities of larger, more established companies.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The value of any bonds held by the fund is likely to decline when interest rates rise; this risk is greater for bonds with longer maturities. It is also possible that a bond issuer could default on principal or interest payments, causing a loss for the fund.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are

10

sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

On January 31, 2005, the fund reorganized with the State Street Research Legacy Fund (the SSR Fund). The SSR Fund transferred substantially all of its assets and liabilities to the fund in exchange for shares of the fund, which were then distributed to SSR Fund shareholders. For periods prior to January 31, 2005, the chart and table below show performance information for the SSR Fund, which had substantially similar investment goals and strategies as the fund. The chart and table give you a picture of long-term performance for Institutional Shares. The information shows you how performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the performance to that of the Russell 1000® Growth Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If certain expenses had not been waived or reimbursed during these periods, returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

Capital Appreciation

11

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	Since Inception	Inception Date[1]
Capital Appreciation
Return Before Taxes	4.10%	3.93%	5.00%	12/31/97
Return After Taxes on Distributions	4.10%	3.93%	4.99%
Return After Taxes on Distributions and Sale of Shares	2.66%	3.38%	4.36%
Russell 1000® Growth Index (Reflects no deduction for fees, expenses or taxes)	9.08%	2.69%	2.98%	N/A

  *  The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC

  1  Inception date of the SSR Fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	.65%
Other expenses	.21%
Acquired fund fees and expenses[1]	– –%
Total annual fund operating expenses	.86%
Fee waivers and expense reimbursements[2]	.16%
Net expenses[2]	.70%

  1  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Institutional class expenses to 0.70% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption

12

at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$72	$258	$461	$1,046

Fund Management

The fund management team is led by Jeffrey R. Lindsey, CFA, Managing Director at BlackRock Advisors, LLC (BlackRock), and Edward P. Dowd, Managing Director at BlackRock. Mr. Lindsey and Mr. Dowd also lead the portfolio management team of the BlackRock Exchange Fund.

Mr. Lindsey and Mr. Dowd joined BlackRock following the merger with State Street Research & Management (SSRM) in 2005. Mr. Lindsey is head of BlackRock's Fundamental Large Cap Growth equity team. He is primarily responsible for the financials and health care sectors. Prior to joining BlackRock, Mr. Lindsey, a co-portfolio manager of the SSR Legacy Fund since 2002, was a Managing Director and the Chief Investment Officer—Growth beginning in 2003, and was responsible for overseeing all of SSRM's growth and core products. He was employed by SSRM beginning in 2002. Prior to joining CRM, he spent eight years at Putnam Investments, most recently as Managing Director and Director of Concentrated Growth Products.

Prior to joining BlackRock, Mr. Dowd was a Vice President at SSRM. He was employed by SSRM beginning in 2002 and was a co-portfolio manager of the SSR Legacy Fund. During the past five years, he also served as a Vice President and Technology Sector Leader for Independence Investment LLC and as an equity research associate at Donaldson, Lufkin & Jenrette.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

13

Financial Highlights

The financial information in the table below shows financial performance for the periods indicated. For periods prior to January 31, 2005, the table shows performance information for the SSR Fund, which reorganized with the fund on that date. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP (for periods through October 31, 2002) and Deloitte & Touche LLP (for periods after October 31, 2002). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Institutional Share Outstanding Throughout Each Period)

Capital Appreciation Portfolio

	Year Ended 9/30/06	For the Period 11/01/04 to 9/30/05	Year Ended 10/31/04	Year Ended 10/31/03	Year Ended 10/31/02[1]
Net asset value, beginning of period	$14.19	$12.78	$12.17	$10.14	$11.74
Income from investment operations
Net investment income (loss)	– – [2,3]	0.05 [2]	(0.04)	(0.02)	– – [3]
Net gain (loss) on investments (both realized and unrealized)	0.72	1.36	0.65	2.05	(1.60)
Total from investment operations	0.72	1.41	0.61	2.03	(1.60)
Redemption fees added to paid-in capital	– – [4]	– – [4]	– –	– –	– –
Net asset value, end of period	$14.91	$14.19	$12.78	$12.17	$10.14
Total return	5.07%[5]	11.03%[5,6,7]	5.01%	20.02%	(13.63)%
Ratios/Supplemental data
Net assets at end of year (in thousands)	$48,146	$52,154	$52,399	$60,878	$41,161
Ratios of expenses to average net assets
Net expenses	0.95%	1.05%[8]	1.14%	1.08%	1.08%
Total expenses	1.00%	1.15%[8]	1.14%	1.08%	1.09%
Ratio of net investment income (loss) to average net assets
After advisory/administration and other fee waivers	0.00%	0.43%[8]	(0.31)%	(0.19)%	0.03%
Before advisory/administration and other fee waivers	(0.05)%	0.33%[8]	(0.31)%	(0.19)%	0.02%
Portfolio turnover rate	87%	70%	91%	113%	31%

1  Audited by other auditors.

2  Calculated using the average share outstanding method.

3  Net investment income is less than $0.01 per share.

4  Redemption fees added to paid-in capital are less than $0.005 per share.

5  Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

6  The total return includes an impact of 8 basis points related to the payments made by SSRM prior to January 31, 2005.

7  Not Annualized.

8  Annualized.

14

BlackRock

Mid-Cap Value Equity Portfolio

Investment Goal

The fund's investment goal is to seek long-term capital appreciation.

Primary Investment Strategies

In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by U.S. mid-capitalization value companies. Although a universal definition of mid-capitalization companies does not exist, the fund generally defines these companies as those with market capitalizations comparable in size to the companies in the Russell Midcap® Value Index (between approximately $1.3 billion and $19.2 billion as of December 29, 2006). In the future, the fund may define mid-capitalization companies using a different index or classification system. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock. From time to time the fund may invest in shares of companies through initial public offerings (IPOs).

The fund manager is seeking mid-capitalization stocks which he believes are worth more than is indicated by current market price. The manager initially screens for "value" stocks from the universe of U.S. mid-capitalization companies. The manager uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.

The fund generally will sell a stock when it reaches a target price, which is when the manager believes it is fully valued or when, in the manager's opinion, conditions change such that the risk of continuing to hold the stock is unacceptable when compared to its growth potential.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund's primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment goal.

As part of its normal operations, the fund may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

IMPORTANT DEFINITIONS

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholder, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Fundamental Analysis: A method of stock market analysis that concentrates on "fundamental" information about the company (such as its income statement, balance sheet, earnings and sales history, products and management) to attempt to forecast future stock value.

Investment Style: Refers to the guiding principles of a mutual fund's investment choices. The investment style of this fund is mid-cap value, referring to the type of securities the managers will choose for this fund.

Mid-Capitalization Companies: The fund generally defines these companies as those with market capitalizations comparable in size to the companies in the Russell Midcap Value Index. Capitalization refers to the market value of the company and is calculated by multiplying the number of shares outstanding by the current price per share.

Russell Midcap® Value Index: An index that consists of the bottom 800 securities of the Russell 1000® Index with less-than-average growth orientation as ranked by total market capitalization. Securities in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values.

15

IMPORTANT DEFINITIONS

Value Companies: All stocks are generally divided into the categories of "growth" or "value," although there are times when a growth fund and value fund may own the same stock. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general, and whose growth in revenue is expected to continue for an extended period.

The fund manager may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The fund manager also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in equity securities is that their prices fluctuate. The value of your investment can go up or down depending upon market conditions, which means you could lose money. The value of equity securities may decline due to developments relating to the issuer, industry factors or general market conditions. Equity securities generally have greater price volatility than fixed income securities.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding mid-cap growth stocks may outperform this fund.

There is more business risk in investing in mid-capitalization companies than in larger, better capitalized companies. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performances. The investment performance of the fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact

16

of IPOs on the fund's performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

While the fund manager chooses stocks he believes to be undervalued, there is no guarantee that the investments will increase in value or that they won't decline.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss.

17

Given the frequency of sales, such gain or loss will likely be short-term gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

On January 31, 2005, the fund reorganized with the State Street Research Mid-Cap Value Fund (the SSR Fund). The SSR Fund transferred substantially all of its assets and liabilities to the fund in exchange for shares of the fund, which were then distributed to SSR Fund shareholders. For periods prior to January 31, 2005, the chart and table below show performance information for the SSR Fund, which had similar investment goals and strategies as the fund. The chart and table give you a picture of long-term performance for Institutional Shares. The information shows you how performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the performance to that of the Russell Midcap® Value Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If certain expenses had not been waived or reimbursed during these periods, returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

Mid-Cap Value

18

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
Mid-Cap Value
Return Before Taxes	19.85%	12.13%	13.28%	08/25/86
Return After Taxes on Distributions	16.04%	10.00%	10.66%
Return After Taxes on Distributions and Sale of Shares	14.14%	9.49%	10.21%
Russell Midcap® Value (Reflects no deduction for fees, expenses or taxes)	20.22%	15.88%	13.65%	N/A

  *  The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC

  1  Inception date of the SSR Fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	.80%
Other expenses	.19%
Acquired fund fees and expenses[1]	– –%
Total annual fund operating expenses	.99%
Fee waivers and expense reimbursements[2]	.05%
Net expenses[2]	.94%

  1  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Institutional class expenses to 0.94% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

19

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$96	$310	$542	$1,208

Fund Management

The fund management team is led by Anthony F. Forcione, CFA, Director at BlackRock Advisors, LLC (BlackRock), and Wayne J. Archambo, CFA, Managing Director at BlackRock.

Mr. Forcione joined BlackRock following the merger with State Street Research & Management (SSRM) in 2005 and was promoted to Director in January 2006. Prior to joining BlackRock, Mr. Forcione was a Vice President at SSRM. He assisted with the management of the State Street Research Mid-Cap Value Fund since 2000 and was named a co-portfolio manager in 2003. Mr. Forcione joined SSRM in 1992 and became an equity analyst in 1997.

Mr. Archambo is the head of the small and mid-cap value equity team. He has primary responsibility for managing client portfolios within this strategy and client investment guidelines, and he makes purchase and sale decisions for these products and has been a portfolio manager for the Fund since January 2005. He is a member of the Global Equity Operating Committee and the Equity Investment Strategy Group. Prior to joining BlackRock in 2002, Mr. Archambo was a founding partner and Manager of Boston Partners Asset Management, L.P.'s small and mid-cap value equity products since the firm's inception in 1995.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

20

Financial Highlights

The financial information in the table below shows financial performance for the periods indicated. For periods prior to January 31, 2005, the table shows performance information for the SSR Fund, which reorganized with the fund on that date. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP (for periods through June 30, 2002) and Deloitte & Touche LLP (for periods after June 30, 2002). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Institutional Share Outstanding Throughout Each Period)

Mid-Cap Value Equity Portfolio

	Year Ended 9/30/06	For the Period 3/01/05 to 9/30/05	Period 7/1/04 through 2/28/05[1]	Year Ended 6/30/04[1]	Year Ended 6/30/03[1,2]	Year Ended 6/30/02[1,2,3]
Net asset value at beginning of period	$13.74	$12.73	$12.14	$9.07	$10.66	$11.85
Income from investment operations
Net investment income	0.12 [4]	0.04 [4]	0.11	0.08	0.08	0.04
Net gain (loss) on investments (both realized and unrealized)	1.23	0.97	1.44	3.08	(1.21)	0.30
Total from investment operations	1.35	1.01	1.55	3.16	(1.13)	0.34
Less distributions
Distributions from net investment income	(0.04)	– –	(0.15)	(0.09)	– –	– –
Distribution from net realized gains	(1.38)	– –	(0.81)	– –	(0.46)	(1.53)
Total distributions	(1.42)	– –	(0.96)	(0.09)	(0.46)	(1.53)
Redemption fees added to paid-in capital	– – [5]	– – [5]	– –	– –	– –	– –
Net asset value at end of period	$13.67	$13.74	$12.73	$12.14	$9.07	$10.66
Total return	10.77%[6]	7.94%[6,7]	13.07%[7]	34.83%	(10.21)%	3.20%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$80,292	$53,111	$50,383	$30,181	$26,099	$35,116
Ratios of expenses to average net assets
Net expenses	0.99%	1.00%[8]	0.99%[8]	0.98%	0.99%	0.95%
Total expenses	1.07%	1.30%[8]	1.09%[8]	1.03%	1.18%	1.15%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	0.88%	0.49%[8]	1.18%[8]	0.76%	0.93%	0.42%
Before advisory/administration and other fee waivers	0.80%	0.19%[8]	1.08%[8]	0.71%	0.75%	0.23%
Portfolio turnover rate	153%	60%	53%	86%	66%	69%

1  The performance prior to January 31, 2005, set forth in this table is the financial data of the State Street Research Mid-Cap Value Fund, series of a predecessor company, the State Street Research Funds. BlackRock Funds acquired all of the assets and certain stated liabilities of the State Street Research Mid-Cap Value Equity Fund on January 31, 2005. The net asset values and other per share information listed have been restated to reflect the conversion ratios of 1.56483770 for the Institutional shares.

2  Per-share figures have been calculated using the average shares method.

3  Audited by other auditors.

4  Calculated using the average shares outstanding method.

5  Redemption fees added to paid-in capital are less than $0.005 per share.

6  Redemption Fee of 2.00% received by the Portfolios is reflected in total return calculations. There was no impact to the return.

7  Not annualized.

8  Annualized.

21

BlackRock

Mid-Cap Growth Equity Portfolio

IMPORTANT DEFINITIONS

Earnings Growth: The rate of growth in a company's earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth may cause share prices to increase.

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholder, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Fundamental Analysis: A method of stock market analysis that concentrates on "fundamental" information about the company (such as its income statement, balance sheet, earnings and sales history, products and management) to attempt to forecast future stock value.

Growth Companies: All stocks are generally divided into the categories of "growth" or "value," although there are times when a growth fund and value fund may own the same stock. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general and whose revenue growth is expected to continue for an extended period. These stocks typically pay relatively low dividends and sell at relatively high valuations. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas.

Investment Style: Refers to the guiding principles of a mutual fund's investment choices. The investment style of this fund is mid-cap growth, referring to the type of securities the managers will choose for this fund.

Investment Goal

The fund seeks long-term capital appreciation.

Primary Investment Strategies

In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by U.S. mid-capitalization growth companies which the fund management team believes have above-average earnings growth potential. Although a universal definition of mid-capitalization companies does not exist, the fund generally defines these companies as those with market capitalizations comparable in size to the companies in the Russell Midcap® Growth Index (between approximately $1.2 billion and $21.4 billion as of December 29, 2006). In the future, the fund may define mid-capitalization companies using a different index or classification system. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock. From time to time the fund may invest in shares of companies through initial public offerings (IPOs).

The management team focuses on U.S. mid-capitalization emerging growth companies. The management team would expect these companies to have products, technologies, management, markets and opportunities which will facilitate earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation. The management team uses a bottom up investment style in managing the fund. This means securities are selected based upon fundamental analysis (such as analysis of earnings, cash flows, competitive position and management's abilities) performed by the management team.

The fund generally will sell a stock when, in the management team's opinion, there is a deterioration in the company's fundamentals or the company fails to meet performance expectations.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund's primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment goal.

22

As part of its normal operations, the fund may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in equity securities is that their prices fluctuate. The value of your investment can go up or down depending upon market conditions, which means you could lose money. The value of equity securities may decline due to developments relating to the issuer, industry factors or general market conditions. Equity securities generally have greater price volatility than fixed income securities.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding mid-cap value stocks may outperform this fund.

There is more business risk in investing in mid-capitalization companies than in larger, better capitalized companies. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs and therefore investors should not rely on these past gains as

IMPORTANT DEFINITIONS

Mid-Capitalization Companies: The fund generally defines these companies as those with market capitalizations comparable in size to the companies in the Russell Midcap® Growth Index. Capitalization refers to the market value of the company and is calculated by multiplying the number of shares outstanding by the current price per share.

Russell Midcap® Growth Index: An index that consists of the bottom 800 securities of the Russell 1000® Index with greater-than-average growth orientation as ranked by total market capitalization. Securities in this index generally have higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth values.

23

an indication of future performances. The investment performance of the fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund's performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

While the management team chooses stocks they believe to have above-average earnings growth potential, there is no guarantee that the investments will increase in value or that they won't decline.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the

24

securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Russell Midcap® Growth Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

Mid-Cap Growth

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
Mid-Cap Growth
Return Before Taxes	6.55%	5.48%	9.39%	12/27/96
Return After Taxes on Distributions	6.55%	5.44%	6.65%
Return After Taxes on Distributions and Sale of Shares	4.26%	4.73%	6.75%
Russell Midcap® Growth (Reflects no deduction for fees, expenses or taxes)	10.65%	8.22%	8.62%	N/A

  *  The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

25

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	.80%
Other expenses	.20%
Acquired fund fees and expenses[1]	– –%
Total annual fund operating expenses	1.00%
Fee waivers and expense reimbursements[2]	– –%
Net expenses[2]	1.00%

  1  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Institutional Class expenses to 1.23% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$102	$318	$552	$1,225

Fund Management

The fund management team is led by Eileen M. Leary, CFA, Managing Director at BlackRock Advisors, LLC (BlackRock), Andrew Leger, Director at BlackRock, and Neil Wagner, Managing Director at BlackRock.

Ms. Leary joined BlackRock following the merger with State Street Research & Management (SSRM) in 2005. Prior to joining BlackRock, Ms. Leary was responsible for the State Street

26

Research Mid-Cap Growth Fund's day-to-day portfolio management beginning in October 2002, when she became a Portfolio Manager at SSRM. Previously, she had been an Equity Research Associate and an Analyst.

Mr. Leger is a member of the small and mid-cap growth equity team. He is responsible for coverage of the media and leisure, energy, defense, restaurant and industrial sectors. Mr. Leger joined BlackRock in 2002 from Schroders Investment Management N.A., where he was a small/mid-cap equity analyst covering telecommunications, capital goods, transportation and utilities. Previously, Mr. Leger was a small cap equity analyst at Delphi Management.

Mr. Wagner heads an investment team at BlackRock focused on small and mid-cap growth equities. He has been a manager of the fund since May 2002. He became a Managing Director at BlackRock in January 2004. Prior to joining BlackRock in April 2002, Mr. Wagner worked at Massachusetts Financial Services (MFS), focusing on small and mid cap equities. Mr. Wagner joined MFS as a research analyst in 1998 and became a portfolio manager there in 2000. Prior to that, he was a senior equity research analyst at DFS Advisors LLC from 1997 to 1998.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

27

Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Institutional Share Outstanding Throughout Each Period)

Mid-Cap Growth Equity Portfolio

	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$10.44	$8.76	$7.57	$6.06	$7.49
Income from investment operations
Net investment loss	(0.06)[2]	(0.07)[2]	(0.06)[2]	(0.05)	(0.06)[2]
Net gain (loss) on investments (both realized and unrealized)	0.45	1.75	1.25	1.56	(1.37)
Total from investment operations	0.39	1.68	1.19	1.51	(1.43)
Less distributions
Distributions from net realized gains	(0.13)	– –	– –	– –	– –
Total distributions	(0.13)	– –	– –	– –	– –
Redemption fees added to paid-in capital	– – [3]	– – [3]	– – [3]	– – [3]	– –
Net asset value at end of period	$10.70	$10.44	$8.76	$7.57	$6.06
Total return	3.75%[4]	19.18%[4]	15.72%[4]	24.92%[4]	(19.09)%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$75,111	$75,407	$40,337	$46,970	$77,693
Ratios of expenses to average net assets
Net expenses	1.08%	1.23%	1.23%	1.21%	1.14%
Total expenses	1.15%	1.41%	1.28%	1.23%	1.14%
Ratios of net investment loss to average net assets
After advisory/administration and other fee waivers	(0.60)%	(0.72)%	(0.65)%	(0.52)%	(0.76)%
Before advisory/administration and other fee waivers	(0.67)%	(0.90)%	(0.69)%	(0.54)%	(0.76)%
Portfolio turnover rate	64%	85%	29%	168%	279%

1  Audited by other auditors.

2  Calculated using the average shares outstanding method.

3  Redemption fees added to paid-in capital are less than $0.005 per share.

4  Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

28

BlackRock

Aurora Portfolio

Investment Goal

The fund seeks to provide high total return, consisting principally of capital appreciation.

Primary Investment Strategies

Under normal market conditions, the fund invests at least 80% of its total assets in small- and mid-capitalization common and preferred stocks and securities convertible into common and preferred stocks.

In choosing among small- and mid-capitalization stocks, the fund takes a value approach, searching for those companies that appear to be trading below their true worth. The fund uses research to identify potential investments, examining such features as a company's financial condition, business prospects, competitive position and business strategy. The fund looks for companies that appear likely to come back in favor with investors, for reasons that may range from good prospective earnings and strong management teams to the introduction of new products and services.

Although a universal definition of small- and mid-capitalization companies does not exist, the fund generally defines these companies as those with market capitalizations comparable in size to the companies in the Russell 2500TM Value Index (between approximately $92 million and $7.3 billion as of December 29, 2006) or a similar index. In the future, the fund may define small- or mid-capitalization companies using a different index or classification system. The fund may continue to hold or buy additional shares of a company that no longer is of comparable size if the fund management team continues to believe that those shares are an attractive investment.

The fund reserves the right to invest up to 20% of total assets in other securities. These may include other types of stocks, such as large-capitalization stocks, growth stocks, and bonds. The fund may invest up to 5% of total assets in bonds that are below Standard & Poor's BBB or Moody's Baa rating categories, or their unrated equivalents (junk bonds). Split rated bonds will be considered to have the higher credit rating. From time to time the fund may invest without limit in shares of companies through initial public offerings (IPOs).

The fund generally will sell a stock when the fund management team believes the stock has reached its price target, it is fully valued or when, in their opinion, conditions change such that the risk of continuing to hold the stock is unacceptable when compared to its growth potential.

IMPORTANT DEFINITIONS

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholder, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Investment Style: Refers to the guiding principles of a mutual fund's investment choices. The investment style of this fund is small- and mid-cap value, referring to the type of securities the managers will choose for this fund.

Russell 2500(TM) Value Index: An index composed of the Russell 2500TM companies with lower price- to-book ratios and lower forecasted growth values.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Value Companies: All stocks are generally divided into the categories of "growth" or "value," although there are times when a growth fund and value fund may own the same stock. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general and whose growth in revenue is expected to continue for an extended period.

29

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund's primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment goal.

As part of its normal operations, the fund may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument at a specific price on or before a specific date. A future is an agreement to buy or sell an instrument at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in equity securities is that their prices fluctuate. The value of your investment can go up or down depending upon market conditions, which means you could lose money. The value of equity securities may decline due to developments relating to the issuer, industry factors or general market conditions. Equity securities generally have greater price volatility than fixed income securities.

While the fund manager chooses stocks he believes to be undervalued, there is no guarantee that the investments will increase in value or that they won't decline.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have

30

more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund's investment than if the fund held the securities of larger, more established companies.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performances. The investment performance of the fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund's performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The value of any bonds held by the fund is likely to decline when interest rates rise; this risk is greater for bonds with longer maturities. It is also possible that a bond issuer could default on principal or interest payments, causing a loss for the fund. The fund may invest in non-investment grade or "high yield" securities commonly known to investors as "junk bonds." Non-investment grade securities carry greater risks than investment grade securities, which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time.

The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market values may change from time to time, positively or negatively, to reflect new developments regarding the issuer. Companies that issue high yield securities are often young and growing and have a lot of

31

debt. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bondholder. During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also impact the market for lower-rated securities and the fund. Also, the market for high yield securities is not as liquid as the market for higher rated securities. This means that it may be harder to buy and sell high yield securities, especially on short notice, and high yield securities may be more difficult for the fund to value accurately than higher rated securities. The market for high yield securities could also be impacted by legal or tax changes.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective.

Any securities that are thinly traded or whose resale is restricted can be difficult to sell at the desired time and price. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing,

32

and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper the fund's ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element. Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities. Where registration is required for restricted or illiquid securities, a considerable time period may elapse between the time the fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the fund might obtain less favorable pricing terms than when it decided to sell the security.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

On January 31, 2005, the fund reorganized with the State Street Research Aurora Fund (the SSR Fund). The SSR Fund transferred substantially all of its assets and liabilities to the fund in exchange for shares of the fund, which were then distributed to SSR Fund shareholders. For periods prior to January 31, 2005, the chart and table on the next page show performance information for the SSR Fund. The chart and table give you a picture of long-term performance for Institutional Shares. The information shows you how performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the performance to that of the Russell 2500(TM) Value Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If certain expenses had not been waived or reimbursed during these periods, returns would have been lower.

In January 2005 the fund changed its primary investment strategies and, therefore, the fund's performance prior to that date does not reflect the fund's current investment style.

33

As of 12/31

ANNUAL TOTAL RETURNS*

Aurora

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
Aurora Portfolio
Return Before Taxes	13.22%	10.27%	15.89%	02/13/95
Return After Taxes on Distributions	8.33%	8.36%	14.45%
Return After Taxes on Distributions and Sale of Shares	14.67%	8.75%	14.00%
Russell 2500(TM) Value (Reflects no deduction for fees, expenses or taxes)	20.18%	15.51%	13.70%	N/A

  *  The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC

  1  Inception date of the SSR Fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The tables below describe the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Shareholder Fees

(Fees paid directly from your investment)

Redemption Fee* (as a percentage of amount redeemed)	2.0%

34

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	.82%
Other expenses	.17%
Acquired fund fees and expenses[1]	– –%
Total annual fund operating expenses	.99%
Fee waivers and expense reimbursements[2]	– –%
Net expenses[2]	.99%

  *  Fee applies only to shares that are redeemed or exchanged within 30 days of purchase.

  1  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Institutional class expenses to 1.05% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$101	$315	$547	$1,213

Fund Management

The fund management team is led by Wayne J. Archambo, CFA, Managing Director at BlackRock Advisors, LLC (BlackRock) and Kate O'Connor, CFA, Managing Director at BlackRock.

Mr. Archambo is the head of the small and mid-cap value equity team. He has primary responsibility for managing client portfolios within this strategy and client investment guidelines, and he makes purchase and sale decisions for these products. He is a member of the Global Equity Operating Committee and the Equity Investment Strategy Group. Prior to joining BlackRock in 2002, Mr. Archambo was a founding partner and Manager of Boston Partners Asset Management, L.P.'s small and mid-cap value equity products since the firm's inception in 1995.

Ms. O'Connor is a member of the small and mid-cap value equity team and is also responsible for coverage of the health care sector. Prior to joining BlackRock in 2001, Ms. O'Connor was an equity analyst of mid and small cap growth and value products at Independence Investment LLC from 2000 to 2001, a principal at Boston Partners Asset Management, L.P. from 1997 to 2000 and previously an equity analyst at Morgan Stanley Dean Witter.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

35

Financial Highlights

The financial information in the table below shows financial performance for the periods indicated. For periods prior to January 31, 2005, the table shows performance information for the SSR Fund, which reorganized with the fund on that date. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP (for periods before September 30, 2002) and Deloitte & Touche LLP (for periods after September 30, 2002). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Institutional Share Outstanding Throughout Each Period)

Aurora Portfolio

	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04[1]	Year Ended 9/30/03[1]	Year Ended 9/30/02[1,2]
Net asset value, beginning of period	$43.43	$40.71	$33.18	$25.05	$27.06
Income from investment operations
Net investment income (loss)	0.08 [3]	(0.04)[3]	(0.11)	(0.11)	(0.14)
Net gain (loss) on investments (both realized and unrealized)	1.13	6.60	7.66	8.39	(1.87)
Total from investment operations	1.21	6.56	7.55	8.28	(2.01)
Less distributions
Distributions from capital gains	(7.49)	(3.84)	(0.02)	(0.15)	– –
Total distributions	(7.49)	(3.84)	(0.02)	(0.15)	– –
Redemption fees added to paid-in capital	– – [4]	– – [4]	– –	– –	– –
Net asset value, end of period	$37.15	$43.43	$40.71	$33.18	$25.05
Total return	3.40%[5]	16.62%[5]	22.75%	33.21%	(7.43)%
Ratios/Supplemental data
Net assets at end of year (in thousands)	$153,103	$165,837	$197,475	$142,460	$92,789
Ratios of expenses to average net assets
Net expenses	1.06%	1.14%	1.10%	1.25%	1.17%
Total expenses	1.07%	1.14%	1.10%	1.25%	1.18%
Ratio of net investment income (loss) to average net assets
After advisory/administration and other fee waivers	0.22%	(0.09)%	(0.27)%	(0.38)%	(0.43)%
Before advisory/administration and other fee waivers	0.21%	(0.09)%	(0.27)%	(0.38)%	(0.44)%
Portfolio turnover rate	142%	73%	33%	48%	42%

1  Per-share figures have been calculated using the average shares method.

2  Audited by other auditors.

3  Calculated using the average shares outstanding method.

4  Redemption fees added to paid-in capital are less than $0.005 per share.

5  Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. There was no impact to the return.

36

BlackRock

Small/Mid-Cap Growth Portfolio

Investment Goal

The fund seeks to provide growth of capital.

Primary Investment Strategies

Under normal market conditions, the fund invests at least 80% of total assets in small-capitalization and mid-capitalization companies.

The fund views small- and mid-capitalization companies as those that are less mature and appear to have the potential for rapid growth. Although a universal definition of small- and mid-capitalization companies does not exist, the fund generally defines these companies as those with market capitalizations similar to the market capitalizations of companies in the Russell 2500(TM) Growth Index (between approximately $68 million and $8.2 billion as of December 29, 2006) or a similar index. In the future, the fund may define small- or mid-capitalization companies using a different index or classification system. The fund may continue to hold or buy additional shares of a company that no longer is of comparable size if the fund management team continues to believe that those shares are an attractive investment. The fund's stock investments may include common and preferred stocks, securities convertible into common and preferred stock and warrants.

The fund uses research to identify potential investments, examining such features as a company's financial condition, business prospects, competitive position and business strategy. The fund looks for companies that have good current or prospective earnings and strong management teams.

The fund reserves the right to invest up to 20% of total assets in other securities. These may include other types of stocks, such as value or dividend stocks. They may also include bonds rated investment-grade at the time of purchase and their unrated equivalents, as well as U.S. government securities. From time to time the fund may invest without limit in shares of companies through initial public offerings (IPOs).

The fund generally will sell a stock when, in the management team's opinion, the stock reaches its price target, there is a deterioration in the company's fundamentals, a change in macroeconomic outlook, technical deterioration, valuation issues, a need to rebalance the portfolio or a better opportunity elsewhere.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality

IMPORTANT DEFINITIONS

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Fundamentals: "Fundamental" information about a company (such as its income statement, balance sheet, earnings and sales history, products and management).

Growth Companies: All stocks are generally divided into the categories of "growth" or "value," although there are times when a growth fund and value fund may own the same stock. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general and whose revenue growth is expected to continue for an extended period. These stocks typically pay relatively low dividends and sell at relatively high valuations. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas.

Investment Style: Refers to the guiding principles of a mutual fund's investment choices. The investment style of this fund is small- and mid-cap growth, referring to the type of securities the managers will choose for this fund.

Russell 2500(TM) Growth Index: An index composed of the Russell 2500(TM) companies with higher price- to-book ratios and higher forecasted growth values.

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money market securities. Such a temporary defensive strategy would be inconsistent with the fund's primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment goal.

As part of its normal operations, the fund may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument at a specific price on or before a specific date. A future is an agreement to buy or sell an instrument at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in equity securities is that their prices fluctuate. The value of your investment can go up or down depending upon market conditions, which means you could lose money. The value of equity securities may decline due to developments relating to the issuer, industry factors or general market conditions. Equity securities generally have greater price volatility than fixed income securities.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant

38

ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund's investment than if the fund held the securities of larger, more established companies.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The value of any bonds held by the fund is likely to decline when interest rates rise; this risk is greater for bonds with longer maturities. It is also possible that a bond issuer could default on principal or interest payments, causing a loss for the fund.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performances. The investment performance of the fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund's performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could

39

expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective.

Any securities that are thinly traded or whose resale is restricted can be difficult to sell at the desired time and price. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper the fund's ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element. Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities. Where registration is required for restricted or illiquid securities, a considerable time period may elapse between the time the fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the fund might obtain less favorable pricing terms than when it decided to sell the security.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

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Risk / Return Information

On January 31, 2005, the fund reorganized with the State Street Research Emerging Growth Fund (the SSR Fund). The SSR Fund transferred substantially all of its assets and liabilities to the fund in exchange for shares of the fund, which were then distributed to SSR Fund shareholders. For periods prior to January 31, 2005, the chart and table below show performance information for the SSR Fund, which had substantially similar investment goals and strategies as the fund. The chart and table give you a picture of long-term performance for Institutional Shares. The information shows you how performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the performance to that of the Russell 2500(TM) Growth Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If certain expenses had not been waived or reimbursed during these periods, returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

Small/Mid-Cap Growth

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
Small/Mid Cap Growth
Return Before Taxes	9.69%	7.47%	9.06%	10/04/93
Return After Taxes on Distributions	8.83%	7.14%	7.45%
Return After Taxes on Distributions and Sale of Shares	7.36%	6.42%	7.01%
Russell 2500(TM) Growth (Reflects no deduction for fees, expenses or taxes)	12.27%	7.62%	7.11%	N/A

  *  The chart and the table both assume reinvestment of dividends and distributions.

    Source: BlackRock Advisors, LLC

  1  Inception date of the SSR Fund's oldest class(es).

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IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The tables below describe the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Shareholder Fees

(Fees paid directly from your investment)

Redemption Fee* (as a percentage of amount redeemed)	2.0%

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	.75%
Other expenses	.20%
Acquired fund fees and expenses	.01%
Total annual fund operating expenses	.96%
Fee waivers and expense reimbursements[1]	– –%
Net expenses[1]	.96%

  *  Fee applies only to shares that are redeemed or exchanged within 30 days of purchase.

  1  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Institutional class expenses to 1.10% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$98	$306	$531	$1,178

Fund Management

The fund management team is led by Neil Wagner, Managing Director at BlackRock Advisors, LLC (BlackRock), Andrew F. Thut, Director at BlackRock, Eileen Leary, CFA, Managing

42

Director at BlackRock, Rob Hallisey, Vice President at BlackRock and Andrew Leger, Director at BlackRock.

Mr. Wagner heads an investment team at BlackRock focused on small and mid-cap growth equities. He became a Managing Director at BlackRock in January 2004. Prior to joining BlackRock in April 2002, Mr. Wagner worked at Massachusetts Financial Services (MFS), focusing on small and mid-cap equities. Mr. Wagner joined MFS as a research analyst in 1998 and became a portfolio manager there in 2000. Prior to that, he was a senior equity research analyst at DFS Advisors LLC from 1997 to 1998.

Mr. Thut is a member of the small and mid-cap growth equity team and is also responsible for the coverage of the business services and retail sectors. Prior to joining BlackRock in April 2002, Mr. Thut had been an equity analyst on the small and mid-cap growth team at MFS since 1998. Prior to joining MFS, Mr. Thut had worked in the Technology Investment Banking Group at BT Alex Brown since 1995.

Ms. Leary joined BlackRock following the merger with State Street Research & Management (SSRM) in 2005. Prior to joining BlackRock, Ms. Leary was responsible for the State Street Research Mid-Cap Growth Fund's day-to-day portfolio management beginning in October 2002, when she became a Portfolio Manager at SSRM. Previously, she had been an Equity Research Associate and an Analyst.

Mr. Hallisey is a member of BlackRock's small and mid-cap growth equity team. He is responsible for coverage of the health care sector. Prior to joining BlackRock in 2002, Mr. Hallisey was an equity analyst at Sirios Capital Management where he covered the health care sector for a large hedge fund. From 1991 to 2000, Mr. Hallisey worked at John Hancock Funds as an equity analyst and as an Assistant Portfolio Manager on the John Hancock Global Health Sciences Fund.

Mr. Leger is a member of the small and mid-cap growth equity team. He is responsible for coverage of the media and leisure, energy, defense, restaurant and industrial sectors. Mr. Leger joined BlackRock in 2002 from Schroders Investment Management N.A., where he was a small/mid-cap equity analyst covering telecommunications, capital goods, transportation and utilities. Previously, Mr. Leger was a small cap equity analyst at Delphi Management.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

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Financial Highlights

The financial information in the table below shows financial performance for the periods indicated. For periods prior to January 31, 2005, the table shows performance information for the SSR Fund, which reorganized with the fund on that date. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP (for periods through September 30, 2002) and Deloitte & Touche LLP (for periods after September 30, 2002). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Institutional Share Outstanding Throughout Each Period)

Small/Mid-Cap Growth Portfolio

	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04[1]	Year Ended 9/30/03[1]	Year Ended 9/30/02[1,2]
Net asset value, beginning of period	$15.16	$12.49	$12.11	$9.06	$9.62
Income from investment operations
Net investment loss	(0.10)[3]	(0.17)[3]	(0.10)	(0.08)	(0.06)
Net gain (loss) on investments (both realized and unrealized)	1.09	2.84	0.48	3.13	(0.50)
Total from investment operations	0.99	2.67	0.38	3.05	(0.56)
Less distributions
Distributions from capital gains	(0.64)	– –	– –	– –	– –
Total distributions	(0.64)	– –	– –	– –	– –
Redemption fees added to paid-in capital	– – [4]	– – [4]	– –	– –	– –
Net asset value, end of period	$15.51	$15.16	$12.49	$12.11	$9.06
Total return	6.63%[5]	21.38%[5]	3.14%	33.66%	(5.82)%
Ratios/Supplemental data
Net assets at end of year (in thousands)	$23,866	$20,133	$87,520	$7,809	$6,054
Ratios of expenses to average net assets
Net expenses	0.99%	1.10%	1.09%	1.10%	1.10%
Total expenses	1.06%	1.28%	1.28%	1.55%	1.69%
Ratio of net investment loss to average net assets
After advisory/administration and other fee waivers	(0.64)%	(0.72)%	(0.80)%	(0.78)%	(0.60)%
Before advisory/administration and other fee waivers	(0.71)%	(0.90)%	(0.99)%	(1.23)%	(1.19)%
Portfolio turnover rate	49%	122%	208%	167%	168%

1  Per-share figures have been calculated using the average shares method.

2  Audited by other auditors.

3  Calculated using the average shares outstanding method.

4  Redemption fees added to paid-in capital are less than $0.005 per share.

5  Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. There was no impact to the return.

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BlackRock

Small Cap Value Equity Portfolio

The fund is closed to new investors. Existing shareholders may make additional investments in current accounts. In addition, new accounts may be opened by (i) any investor if the taxpayer identification number for the new account will be the same as that for a current account and (ii) 401(k), 403(b), 457 and other similar group retirement plan programs or certain discretionary wrap fee programs that have current accounts.

Investment Goal

The fund seeks long-term capital appreciation.

Primary Investment Strategies

In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by U.S. small capitalization value companies (market capitalizations under $2 billion). The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock. From time to time the fund may invest in shares of companies through initial public offerings (IPOs).

The fund manager is seeking small capitalization stocks which he believes are worth more than is indicated by current market price. The manager initially screens for "value" stocks from the universe of companies with market capitalizations under $2 billion. The manager uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.

The fund generally will sell a stock when it reaches a target price which is when the manager believes it is fully valued or when, in the manager's opinion, conditions change such that the risk of continuing to hold the stock is unacceptable when compared to its growth potential.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund's primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment goal.

As part of its normal operations, the fund may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not

IMPORTANT DEFINITIONS

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholder, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Fundamental Analysis: A method of stock market analysis that concentrates on "fundamental" information about the company (such as its income statement, balance sheet, earnings and sales history, products and management) to attempt to forecast future stock value.

Investment Style: Refers to the guiding principles of a mutual fund's investment choices. The investment style of this fund is small cap value, referring to the type of securities the managers will choose for this fund.

Small Capitalization Companies: The fund defines these companies as those with market capitalizations under $2 billion. Capitalization refers to the market value of the company and is calculated by multiplying the number of shares outstanding by the current price per share.

Russell 2000® Value Index: An index that contains those securities with less-than-average growth orientations, generally having lower price-to-book and price-to-earnings ratios.

Value Companies: All stocks are generally divided into the categories of "growth" or "value," although there are times when a growth fund and value fund may own the same stock. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general and whose growth in revenue is expected to continue for an extended period.

45

deviate from its normal strategies if it holds these securities pending investments.

The fund manager may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The fund manager also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in equity securities is that their prices fluctuate. The value of your investment can go up or down depending upon market conditions, which means you could lose money. The value of equity securities may decline due to developments relating to the issuer, industry factors or general market conditions. Equity securities generally have greater price volatility than fixed income securities.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding small cap growth stocks may outperform this fund.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund's investment than if the fund held the securities of larger, more established companies.

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IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performances. The investment performance of the fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund's performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

While the fund manager chooses stocks he believes to be undervalued, there is no guarantee that the investments will increase in value or that they won't decline.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective.

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Any securities that are thinly traded or whose resale is restricted can be difficult to sell at the desired time and price. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper the fund's ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element. Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities. Where registration is required for restricted or illiquid securities, a considerable time period may elapse between the time the fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the fund might obtain less favorable pricing terms than when it decided to sell the security.

High portfolio turnover (for more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Russell 2000® Value Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

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As of 12/31

ANNUAL TOTAL RETURNS*

Small Cap Value

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
Small Cap Value
Return Before Taxes	18.66%	13.27%	11.15%	04/13/92
Return After Taxes on Distributions	13.61%	8.78%	7.76%
Return After Taxes on Distributions and Sale of Shares	15.50%	9.44%	8.06%
Russell 2000® Value (Reflects no deduction for fees, expenses or taxes)	23.48%	15.38%	13.28%	N/A

  *  The chart and the table both assume reinvestment of dividends and distributions.

    Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The tables below describe the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

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IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Shareholder Fees

(Fees paid directly from your investment)

Redemption Fee* (as a percentage of amount redeemed)	2.0%

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	.55%
Other expenses	.29%
Acquired fund fees and expenses	.01%
Total annual fund operating expenses	.85%
Fee waivers and expense reimbursements[1]	– –%
Net expenses[1]	.85%

  *  Fee applies only to shares that are redeemed or exchanged within 30 days of purchase.

  1  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Institutional class expenses to 0.97% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$87	$271	$471	$1,049

Fund Management

The fund management team is led by Wayne J. Archambo, CFA, Managing Director at BlackRock Advisors, LLC (BlackRock) and Kate O'Connor, CFA, Managing Director at BlackRock.

Mr. Archambo is the head of the small and mid-cap value equity team. He has primary responsibility for managing client portfolios within this strategy and client investment guidelines, and he makes purchase and sale decisions for these products. He is a member of the Global Equity Operating Committee and the Equity Investment Strategy Group. Prior to joining BlackRock in 2002, Mr. Archambo was a founding partner and Manager of Boston Partners Asset Management, L.P.'s small and mid-cap value equity products since the firm's inception in 1995.

Ms. O'Connor is a member of the small and mid-cap value equity team and is also responsible for coverage of the health care sector. Prior to joining BlackRock in 2001, Ms. O'Connor was an equity analyst of mid and small cap growth and value products at Independence Investment LLC from 2000 to 2001, a principal at

50

Boston Partners Asset Management, L.P. from 1997 to 2000 and previously an equity analyst at Morgan Stanley Dean Witter.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

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Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Institutional Share Outstanding Throughout Each Period)

Small Cap Value Equity Portfolio

	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$15.17	$15.22	$14.17	$12.81	$16.18
Income from investment operations
Net investment income (loss)	0.03 [2]	0.04 [2]	(0.02)[2]	0.01	– – [3]
Net gain (loss) on investments (both realized and unrealized)	1.21	2.90	2.86	3.31	(1.02)
Total from investment operations	1.24	2.94	2.84	3.32	(1.02)
Less distributions
Distributions from net investment income	(0.18)	– –	– –	– –	(0.02)
Distributions from net realized gains	(2.74)	(2.99)	(1.79)	(1.96)	(2.33)
Total distributions	(2.92)	(2.99)	(1.79)	(1.96)	(2.35)
Redemption fees added to paid-in capital	– – [4]	– – [4]	– – [4]	– – [4]	– –
Net asset value at end of period	$13.49	$15.17	$15.22	$14.17	$12.81
Total return	9.81%[5]	20.77%[5]	20.87%[5]	29.96%[5]	(8.25)%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$36,480	$68,880	$66,083	$69,641	$122,732
Ratios of expenses to average net assets
Net expenses	0.89%	0.97%	0.95%	0.91%	0.88%
Total expenses	0.91%	1.00%	0.98%	0.94%	0.89%
Ratios of net investment income (loss) to average net assets
After advisory/administration and other fee waivers	0.23%	0.26%	(0.15)%	0.09%	– –
Before advisory/administration and other fee waivers	0.21%	0.23%	(0.18)%	0.06%	(0.01)%
Portfolio turnover rate	123%	133%	154%	240%	260%

1  Audited by other auditors.

2  Calculated using the average shares outstanding method.

3  Net investment income is less than $0.01 per share.

4  Redemption fees added to paid-in capital are less than $0.005 per share.

5  Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. There was no impact to the return.

52

BlackRock

Small Cap Core Equity Portfolio

Investment Goal

The fund seeks long-term capital appreciation.

Primary Investment Strategies

In pursuit of this goal, the fund normally invests at least 80% of its net assets in the equity securities of U.S. small capitalization companies (market capitalizations under $2 billion). The fund uses the Russell 2000® Index as a benchmark. The fund primarily buys common stock but can also invest in preferred stock and securities convertible into common and preferred stock. From time to time the fund may invest in shares of companies through initial public offerings (IPOs).

The fund manager seeks to achieve consistent and sustainable performance through various market cycles by emphasizing stock selection. Stock selection is determined by looking at companies using a range of valuation criteria, including the strength of their management and business franchise. The manager initially screens for stocks from a market universe of companies with market capitalizations under $2 billion. The fund will invest in stocks that the manager believes offer attractive returns through capital appreciation. The manager uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.

The fund will generally sell a stock when it reaches a target price, which is when the manager believes it is fully valued or when, in her opinion, conditions change such that the risk of continuing to hold the stock is unacceptable when compared to its growth potential.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund's primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment goal.

As part of its normal operations, the fund may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

IMPORTANT DEFINITIONS

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Fundamental Analysis: A method of stock market analysis that concentrates on "fundamental" information about the company (such as its income statement, balance sheet, earnings and sales history, products and management) to attempt to forecast future stock value.

Investment Style: Refers to the guiding principles of a mutual fund's investment choices. The investment style of this fund is small cap, referring to the type of securities the manager will choose for this fund.

Russell 2000® Index: An index that measures the performance of the 2000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index.

Small Capitalization Companies: The fund defines these companies as those with market capitalizations under $2 billion. Capitalization refers to the market value of the company and is calculated by multiplying the number of shares outstanding by the current price per share.

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The manager may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The manager also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in equity securities is that their prices fluctuate. The value of your investment can go up or down depending upon market conditions, which means you could lose money. The value of equity securities may decline due to developments relating to the issuer, industry factors or general market conditions. Equity securities generally have greater price volatility than fixed income securities.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding larger capitalization company stocks may outperform this fund.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. Securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund's investment than if the fund held the securities of larger, more established companies.

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IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performances. The investment performance of the fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund's performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

While the fund manager chooses stocks she believes have above-average earnings growth potential or are undervalued, there is no guarantee that the investments will increase in value or that they won't decline.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective.

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Any securities that are thinly traded or whose resale is restricted can be difficult to sell at the desired time and price. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper the fund's ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element. Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities. Where registration is required for restricted or illiquid securities, a considerable time period may elapse between the time the fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the fund might obtain less favorable pricing terms than when it decided to sell the security.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long- term performance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Russell 2000® Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

56

As of 12/31

ANNUAL TOTAL RETURNS*

Small Cap Core Equity

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	Since Inception	Inception Date[2]
Small Cap Core Equity
Return Before Taxes	13.30%	15.62%	01/02/02
Return After Taxes on Distributions	13.00%	15.36%
Return After Taxes on Distributions and Sale of Shares	8.96%	13.66%
Russell 2000® (Reflects deduction for fees, expenses or taxes)	18.36%	11.39%	N/A

  *  The chart and the table both assume reinvestment of dividends and distributions.

    Source: BlackRock Advisors, LLC

  1  Performance of the fund for the 2002 calendar year reflects the cumulative performance from the inception date (January 2, 2002) until December 31, 2002.

  2  Inception date of the fund's oldest class(es).

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The tables below describe the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Shareholder Fees

(Fees paid directly from your investment)

Redemption Fee* (as a percentage of amount redeemed)	2.0%

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IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	1.00%
Other expenses	.38%
Acquired fund fees and expenses	.01%
Total annual fund operating expenses	1.39%
Fee waivers and expense reimbursements[1]	.08%
Net expenses[1]	1.31%

  *  Fee applies only to shares that are redeemed or exchanged within 30 days of purchase.

  1  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Institutional class expenses to 1.30% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$133	$432	$753	$1,662

Fund Management

The fund management team is led by Kate O'Connor, CFA, Managing Director at BlackRock Advisors, LLC (BlackRock), and Neil Wagner, Managing Director at BlackRock.

Ms. O'Connor is a member of the small and mid-cap value equity team and is also responsible for coverage of the health care sector. Prior to joining BlackRock in 2001, Ms. O'Connor was an equity analyst of mid and small cap growth and value products at Independence Investment LLC from 2000 to 2001, a principal at Boston Partners Asset Management, L.P. from 1997 to 2000 and previously an equity analyst at Morgan Stanley Dean Witter.

Mr. Wagner heads an investment team at BlackRock focused on small and mid-cap growth equities. He became a Managing Director at BlackRock in January 2004. Prior to joining BlackRock in April 2002, Mr. Wagner worked at Massachusetts Financial Services (MFS), focusing on small and mid-cap equities. Mr. Wagner joined MFS as a research analyst in 1998 and became a portfolio manager there in 2000. Prior to that, he was a senior equity research analyst at DFS Advisors LLC from 1997 to 1998. He has been a portfolio manager of the fund since May 2002.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

58

Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other periods shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, as it may be amended from time to time, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Institutional Share Outstanding Throughout Each Period)

Small Cap Core Equity Portfolio

	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	For the Period 1/02/02[1,2] through 9/30/02
Net asset value at beginning of period	$17.62	$14.77	$11.99	$8.35	$10.00
Income from investment operations
Net investment loss	(0.12)[3]	(0.10)[3]	(0.13)[3]	(0.06)	(0.04)
Net gain (loss) on investments (both realized and unrealized)	1.30	3.06	3.01	3.70	(1.61)
Total from investment operations	1.18	2.96	2.88	3.64	(1.65)
Less distributions
Distributions from net realized gains	(0.30)	(0.11)	(0.15)	– –	– –
Total distributions	(0.30)	(0.11)	(0.15)	– –	– –
Redemption fees added to paid-in capital	– – [4]	– – [4]	0.05	– –	– –
Net asset value at end of period	$18.50	$17.62	$14.77	$11.99	$8.35
Total return	6.81%[5]	20.10%[5]	24.51%[6]	43.59%	(16.50)%[7]
Ratios/Supplemental data
Net assets at end of period (in thousands)	$24,172	$12,641	$1,802	$1,238	$835
Ratios of expense to average net assets:
Net expenses	1.30%	1.30%	1.30%	1.30%	1.30%[8]
Total expenses	1.47%	1.81%	2.37%	2.96%	2.53%[8]
Ratios of net investment loss to average net assets
After advisory/administration and other fee waivers	(0.68)%	(0.59)%	(0.89)%	(0.62)%	(0.60)%[8]
Before advisory/administration and other fee waivers	(0.85)%	(1.10)%	(1.96)%	(2.28)%	(1.83)%[8]
Portfolio turnover rate	111%	118%	78%	218%	233%

1  Audited by other auditors.

2  Commencement of operations of share class.

3  Calculated using the average shares outstanding method.

4  Redemption fees added to paid-in capital are less than $0.005 per share.

5  Redemption fee of 2.00% received by the Portfolios is reflected in total returns calculations. There was no impact to the return.

6  Redemption fee of 2.00% received by the Portfolios is reflected in total returns calculations. The impact to the return, for redemption fees received during the period, is 42 basis points.

7  Not annualized

8  Annualized.

59

BlackRock

Small Cap Growth Equity Portfolio

IMPORTANT DEFINITIONS

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholder, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Fundamental Analysis: A method of stock market analysis that concentrates on "fundamental" information about the company (such as its income statement, balance sheet, earnings and sales history, products and management) to attempt to forecast future stock value.

Growth Companies: All stocks are generally divided into the categories of "growth" or "value," although there are times when a growth fund and value fund may own the same stock. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general and whose revenue growth is expected to continue for an extended period. These stocks typically pay relatively low dividends and sell at relatively high valuations. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas.

Investment Style: Refers to the guiding principles of a mutual fund's investment choices. The investment style of this fund is small cap growth, referring to the type of securities the managers will choose for this fund.

Russell 2000® Growth Index: An index that contains those securities with greater-than-average growth orientations, generally having higher price-to-book and price-to-earnings ratios.

Investment Goal

The fund seeks long-term capital appreciation.

Primary Investment Strategies

In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by U.S. small capitalization growth companies which the fund management team believes offer superior prospects for growth. Although a universal definition of small-capitalization companies does not exist, the fund generally defines these companies as those whose market capitalizations, at the time of the fund's investment, are within the range of market capitalizations of companies in the Russell 2000® Growth Index during the most recent 365-day period. For the 365 days ended December 29, 2006, the range of market capitalizations of companies in the Russell 2000® Growth Index was approximately $68 million to $3 billion. In the future, the fund may define small-capitalization companies using a different index or classification system. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock. From time to time the fund may invest in shares of companies through initial public offerings (IPOs).

The management team focuses on small cap emerging growth companies. The management team would expect these companies to have products, technologies, management, markets and opportunities which will facilitate earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation. The management team uses a bottom up investment style in managing the fund. This means securities are selected based upon fundamental analysis (such as analysis of earnings, cash flows, competitive position and management's abilities) performed by the management team.

The fund generally will sell a stock when, in the management team's opinion, there is a deterioration in the company's fundamentals or the company fails to meet performance expectations.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund's primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions

60

improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment goal.

As part of its normal operations, the fund may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in equity securities is that their prices fluctuate. The value of your investment can go up or down depending upon market conditions, which means you could lose money. The value of equity securities may decline due to developments relating to the issuer, industry factors or general market conditions. Equity securities generally have greater price volatility than fixed income securities.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding small cap value stocks may outperform this fund.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get

IMPORTANT DEFINITIONS

Small Capitalization Companies: The fund generally defines these companies as those whose market capitalizations, at the time of the fund's investment, are within the range of market capitalizations of companies in the Russell 2000® Growth Index during the most recent 365-day period.

61

information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund's investment than if the fund held the securities of larger, more established companies.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performances. The investment performance of the fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund's performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

While the management team chooses stocks it believes to have above-average earnings growth potential, there is no guarantee that the investments will increase in value or that they won't decline.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally,

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BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective.

Any securities that are thinly traded or whose resale is restricted can be difficult to sell at the desired time and price. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper the fund's ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element. Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities. Where registration is required for restricted or illiquid securities, a considerable time period may elapse between the time the fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the fund might obtain less favorable pricing terms than when it decided to sell the security.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long- term performance for Institutional Shares. The information shows you how the fund's performance has varied year by year and

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provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Russell 2000® Growth Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

Small Cap Growth

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
Small Cap Growth
Return Before Taxes	19.05%	9.55%	6.15%	09/14/93
Return After Taxes on Distributions	19.05%	9.55%	4.63%
Return After Taxes on Distributions and Sale of Shares	12.38%	8.31%	4.61%
Russell 2000® Growth (Reflects no deduction for fees, expenses or taxes)	13.35%	6.93%	4.88%	N/A

  *  The chart and the table both assume reinvestment of dividends and distributions.

    Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

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Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The tables below describe the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Shareholder Fees

(Fees paid directly from your investment)

Redemption Fee* (as a percentage of amount redeemed)	2.0%

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	.55%
Other expenses	.23%
Acquired fund fees and expenses[1]	– –%
Total annual fund operating expenses	.78%
Fee waivers and expense reimbursements[2]	– –%
Net expenses[2]	.78%

  *  Fee applies only to shares that are redeemed or exchanged within 30 days of purchase.

  1  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Institutional class expenses to 0.99% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$80	$249	$433	$966

Fund Management

The fund management team is led by Neil Wagner, Managing Director at BlackRock Advisors, LLC (BlackRock), Andrew F. Thut, Director at BlackRock, and Eileen Leary, CFA, Managing Director at BlackRock.

Mr. Wagner heads an investment team at BlackRock focused on small and mid-cap growth equities and has been a manager of the fund since May 2002. He became a Managing Director at BlackRock in January 2004. Prior to joining BlackRock in

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

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April 2002, Mr. Wagner worked at Massachusetts Financial Services (MFS), focusing on small and mid-cap equities. Mr. Wagner joined MFS as a research analyst in 1998 and became a portfolio manager there in 2000. Prior to that, he was a senior equity research analyst at DFS Advisors LLC from 1997 to 1998.

Mr. Thut is a member of the small and mid-cap growth equity team and is also responsible for the coverage of the business services and retail sectors. He has been an analyst of the fund since May 2002 and manager of the fund since March 2004. Prior to joining BlackRock in April 2002, Mr. Thut had been an equity analyst on the small and mid-cap growth team at MFS since 1998. Prior to joining MFS, Mr. Thut had worked in the Technology Investment Banking Group at BT Alex Brown since 1995.

Ms. Leary joined BlackRock following the merger with State Street Research & Management (SSRM) in 2005. Prior to joining BlackRock, Ms. Leary was responsible for the State Street Research Mid-Cap Growth Fund's day-to-day portfolio management beginning in October 2002, when she became a Portfolio Manager at SSRM. Previously, she had been an Equity Research Associate and an Analyst.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

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Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Institutional Share Outstanding Throughout Each Period)

Small Cap Growth Equity Portfolio

	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$17.29	$14.52	$12.26	$9.00	$11.74
Income from investment operations
Net investment loss	(0.09)[2]	(0.06)[2]	(0.11)[2]	(0.09)	(0.17)
Net gain (loss) on investments (both realized and unrealized)	2.06	2.82	2.37	3.35	(2.57)
Total from investment operations	1.97	2.76	2.26	3.26	(2.74)
Redemption fees added to paid-in capital	– – [3]	0.01	– – [3]	– – [3]	– –
Net asset value at end of period	$19.26	$17.29	$14.52	$12.26	$9.00
Total return	11.39%[4]	19.08%[5]	18.43%[4]	36.22%[4]	(23.34)%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$426,000	$357,857	$272,324	$164,856	$176,858
Ratios of expenses to average net assets
Net expenses	0.83%	0.94%	0.92%	0.89%	0.85%
Total expenses	0.83%	0.95%	0.93%	0.92%	0.87%
Ratios of net investment loss to average net assets
After advisory/administration and other fee waivers	(0.48)%	(0.40)%	(0.73)%	(0.75)%	(0.67)%
Before advisory/administration and other fee waivers	(0.48)%	(0.41)%	(0.74)%	(0.78)%	(0.69)%
Portfolio turnover rate	74%	91%	81%	167%	238%

1  Audited by other auditors.

2  Calculated using the average shares outstanding method.

3  Redemption fees added to paid-in capital are less than $0.005 per share.

4  Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. There was no impact to the return.

5  Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. The impact to the return, for redemption fees received during the period, is 7 basis points.

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BlackRock

Asset Allocation Portfolio

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and foreign corporations, debt obligations of foreign governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Investment Goal

The Fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

The fund uses an asset allocation strategy, investing varying percentages of its portfolio in three major categories: stocks, bonds and, to a lesser extent, money market instruments. Drawing on its analysis of financial trends and market conditions, the fund management team monitors and adjusts those allocations from time to time. The fund has wide flexibility in the relative weightings given to each category; however, it intends to remain diversified across categories. The fund measures its performance against a customized weighted index comprised of the returns of the S&P 500® Index (60%) and the Lehman Brothers U.S. Aggregate Index (40%).

The assets allocated to the stock and bond categories undergo a further allocation process. The fund management team uses a combination of quantitative and fundamental analysis to evaluate the relative attractiveness of various segments in the equity universe, defined by style, capitalization range and geographic location. The fund management team regularly reviews and allocates varying percentages of the fund to equity investment management team members responsible for security selection within these distinctive disciplines, including stocks of large, middle and small capitalization companies, companies that appear to be trading below their true worth, companies with significant growth opportunities, firms in specialized sectors and international companies. Within each discipline, investment decisions are primarily the result of bottom-up security selection that, in turn, drives sector and industry weightings as well as average market capitalization. With respect to its equity investments, the fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock. Within each distinct discipline, the equity investment management teams assess each stock's changing characteristics relative to its contribution to portfolio risk within that discipline. A stock is sold when it no longer offers an appropriate return-to-risk trade-off.

Members of the fixed income investment management team are responsible for managing the fixed income allocation of the fund. The fixed income investment management team evaluates sectors

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of the bond market and individual securities within these sectors. The fixed income investment management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. Securities are purchased for the fund when the fixed income management team believes that they have the potential for above-average total return. The fund invests primarily in dollar-denominated investment grade bonds, but may invest up to 20% of its fixed income allocation in any combination of non-investment grade bonds (high yield or junk bonds), non-dollar denominated bonds and bonds of emerging market issuers. The fund's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis. Non-investment grade bonds acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor's or Ba or lower by Moody's) or will be determined by the fixed income investment management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. A security will be sold if, in the opinion of the fixed income investment management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

As part of its normal operations, the fund may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund also may invest in these securities in order to achieve its investment goal.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund's primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment goal.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically

IMPORTANT DEFINITIONS

High Yield Bonds: Sometimes referred to as "junk bonds," these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the fund manager to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Investment Style: Refers to the guiding principle of a mutual fund's investment choices. The investment style of this fund is balanced, meaning that the managers will choose both equity and fixed income securities for this fund.

Lehman Brothers U.S. Aggregate Index: An unmanaged index comprised of more than 5,000 taxable bonds. This is an index of investment grade bonds. All securities included must be rated investment grade by Moody's, Standard & Poor's or Fitch.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There are a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

S&P 500® Index: The Standard & Poor's Composite Stock Price Index, an unmanaged index of 500 stocks, most of which are listed on the New York Stock Exchange. The index focuses on the large-cap segment of the market, with 80% coverage of U.S. equities.

Sector: All stocks are classified into a category or sector such as utilities, consumer services, basic materials, capital equipment, consumer cyclicals, energy, consumer non-cyclicals, healthcare, technology, transportation, finance and cash.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

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uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). The fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future) to hedge against movement in the value of non-U.S. currencies.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in equity securities is that their values fluctuate. The value of your investment can go up or down depending upon market conditions, which means you could lose money. The value of equity securities may decline due to developments relating to the issuer, industry factors or general market conditions. Equity securities generally have greater price volatility than fixed income securities.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund's investment than if the fund held the securities of larger, more established companies.

Because market conditions can vary, this fund's performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding exclusively equity or fixed income securities may outperform this fund.

While the management team chooses stocks it believes to have rising earnings expectations and good relative valuations, there is

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no guarantee that the investments will increase in value or that they won't decline.

Two of the risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

The fund makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. The fund's investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Non-investment grade securities carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value

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may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also impact the market for lower-rated securities and the fund.

The market for high yield bonds is not as liquid as the markets for higher rated securities. This means that it may be harder to buy and sell high yield bonds, especially on short notice, and high yield bonds may be more difficult for the fund to value accurately than higher rated securities. The market for high yield bonds could also be impacted by legal or tax changes.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

The fund may invest in non-dollar denominated bonds of issuers located outside of the United States. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subjected to wider price movements than comparable investments in U.S. companies. There is also less regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described above, including the risks of nationalization or expropriation of

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assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past, and may do so again in the future, as a result of economic and political turmoil in many of these countries.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

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Forward foreign currency exchange contracts do not eliminate movements in the value of non-U.S. currencies and securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk/Return Information

On January 31, 2005, the fund reorganized with the State Street Research Asset Allocation Fund (the SSR Fund). The SSR Fund transferred substantially all of its assets and liabilities to the fund in exchange for shares of the fund, which were then distributed to SSR Fund shareholders. For periods prior to January 31, 2005, the chart and table below show performance information for the SSR Fund, which had similar investment goals and strategies as the fund. The chart and table give you a picture of long-term performance for Institutional Shares. The information shows you how performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the performance to that of a customized weighted index comprised of the returns of the S&P 500® Index (60%) and the Lehman Brothers U.S. Aggregate Index (40%), recognized unmanaged indices of stock and bond market performance, respectively. As with all such investments, past performance (before and after taxes) is not an indication of future results. If certain expenses had not been waived or reimbursed during these periods, returns would have been lower.

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As of 12/31

ANNUAL TOTAL RETURNS*

Asset Allocation

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
Asset Allocation
Return Before Taxes	10.39%	6.83%	8.53%	12/29/88
Return After Taxes on Distributions	9.28%	5.67%	6.37%
Return After Taxes on Distributions and Sale of Shares	7.80%	5.40%	6.27%
60% S&P 500®/ 40% Leh. U.S. Agg. (Reflects no deduction for fees, expenses or taxes)	11.11%	5.98%	7.88%	N/A

  *  The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC

  1  Inception date of the SSR Fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

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IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	.55%
Other expenses	.27%
Acquired fund fees and expenses	.01%
Total annual fund operating expenses	.83%
Fee waivers and expense reimbursements[1]	– –%
Net expenses[1]	.83%

  1  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Institutional class expenses to 0.86% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$85	$265	$460	$1,025

Fund Management

The fund management team is led by Philip Green, Managing Director of BlackRock Advisors, LLC (BlackRock), and Linda Zhang, PhD, Director at BlackRock.

Mr. Green is responsible for multi-strategy portfolios at BlackRock and works closely with BlackRock's Central Strategy and Quantitative Investments Group on various asset allocation products. He is also a member of BlackRock's Portable Alpha team. He joined BlackRock following the merger with Merrill Lynch Investment Managers (MLIM) in 2006. At MLIM, he was responsible for asset allocation and a number of quantitative equity strategies with the Quantitative Advisors group. Prior to joining MLIM in 1999, Mr. Green was a senior portfolio manager at Bankers Trust Company and led the global asset allocation, managed futures and currency overlay groups.

Ms. Zhang joined BlackRock following the merger with SSRM in 2005. She is a member of the Asset Allocation Committee and the Equity Investment Strategy Group. Prior to joining BlackRock, she was a Vice President, a portfolio manager and a member of the portfolio management team for the State Street Research Asset Allocation Fund. She was also the head of the Quantitative Strategy Group. From 1997 to 2003, Ms. Zhang was a Senior Quantitative Analyst, Vice President and Associate Portfolio Manager at Baring Asset Management.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

76

Financial Highlights

The financial information in the table below shows financial performance for the periods indicated. For periods prior to January 31, 2005, the table shows performance information for the SSR Fund, which reorganized with the fund on that date. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP (for periods through March 31, 2003) and Deloitte & Touche LLP (for periods after March 31, 2003). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, as it may be amended from time to time, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Institutional Share Outstanding Throughout Each Period)

Asset Allocation Portfolio

	Year Ended 9/30/06	For the Period 3/01/05 to 9/30/05	For the Period 4/1/04 through 2/28/05[1]	Year Ended 3/31/04[1]	Year Ended 3/31/03[1,2,3]	Year Ended 3/31/02[1,2,3,4]
Net asset value at beginning of period	$15.51	$14.99	$14.91	$11.38	$14.17	$14.05
Income from investment operations
Net investment income	0.31 [5]	0.17 [5]	0.20	0.24	0.28	0.32
Net gain (loss) on investments (both realized and unrealized)	0.66	0.52	0.82	3.54	(2.68)	0.83
Total from investment operations	0.97	0.69	1.02	3.78	(2.40)	1.15
Less distributions
Distributions from net investment income	(0.30)	(0.17)	(0.40)	(0.25)	(0.33)	(0.35)
Distribution from net realized gains	(0.65)	– –	(0.54)	– –	(0.06)	(0.68)
Total distributions	(0.95)	(0.17)	(0.94)	(0.25)	(0.39)	(1.03)
Redemption fees added to paid-in capital	– – [6]	– – [6]	– –	– –	– –	– –
Net asset value at end of period	$15.53	$15.51	$14.99	$14.91	$11.38	$14.17
Total return	6.53%[7]	4.66%[7,8]	7.17%[8]	33.46%	(17.12)%	8.47%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$32,545	$29,752	$31,328	$21,989	$17,992	$26,821
Ratios of expenses to average net assets
Net expenses	0.83%	0.86%[9]	1.03%[9]	1.15%	1.12%	1.10%
Total expenses	0.91%	1.11%[9]	1.05%[9]	1.15%	1.13%	1.11%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	2.04%	1.90%[9]	1.71%[9]	1.74%	2.21%	2.27%
Before advisory/administration and other fee waivers	1.96%	1.65%[9]	1.70%[9]	1.74%	2.21%	2.27%
Portfolio turnover rate	136%	90%	101%	216%	181%	186%

1  The performance prior to January 31, 2005, set forth in this table is the financial data of the State Street Research Asset Allocation Fund, series of a predecessor company, the State Street Research Funds. BlackRock Funds acquired all of the assets and certain stated liabilities of the State Street Research Asset Allocation Fund on January 31, 2005. The net asset values and other per share information listed have been restated to reflect the conversion ratios of 0.71889936 for the Institutional shares.

2  Per-share figures have been calculated using the average shares method.

3  Audited by other auditors.

4  Effective April 1, 2001, the fund has adopted the provisions on the AICPA Audit and Accounting Guide, Audit of Investment Companies and began amortizing premium on all fixed income securities. The effect of this change for the year ended March 31, 2002, was to decrease net investment income per share by $0.01, increase net realized and unrealized gain per share by $0.01, and decrease the ratio of net investment income in average and assets by 0.13%. The statement of changes and financial highlights for the period prior to April 1, 2001, have not been restated for this change in policy.

5  Calculated using the average shares outstanding method.

6  Redemption fees added to paid-in capital are less than $0.005 per share.

7  Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. There was no impact to the return.

8  Not Annualized

9  Annualized.

77

BlackRock

Health Sciences Opportunities Portfolio

IMPORTANT DEFINITIONS

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Fundamentals: "Fundamental" information about a company (such as its income statement, balance sheet, earnings and sales history, products and management).

Investment Style: Refers to the guiding principles of a mutual fund's investment choices. The investment style of this fund is health sciences, referring to the type of securities the managers will choose for this fund.

Lipper Health/Biotechnology Fund Index: An equally weighted index of typically the 30 largest mutual funds within its respective investment objective.

S&P 500® Index: The Standard & Poor's Composite Stock Price Index, an unmanaged index of 500 stocks, most of which are listed on the New York Stock Exchange. The index focuses on the large-cap segment of the market with over 80% coverage of U.S. equities.

Effective October 2, 2006, the Health Sciences Portfolio was re-named the Health Sciences Opportunities Portfolio.

Investment Goal

The fund seeks to provide long-term growth of capital.

Primary Investment Strategies

Under normal market conditions, the fund invests at least 80% of total assets in securities of companies in health sciences and related industries. The Health Sciences sector can include companies in Health Care Equipment & Supplies, Health Care Providers & Services, Biotechnology, and Pharmaceuticals. The sector can include, but is not limited to, businesses involved in the development, production, and distribution or delivery of medical and pharmaceutical products and services, companies engaged in biotechnology and medical research and development, companies that may design, manufacture or distribute medical, dental and optical equipment and supplies, including diagnostic equipment, and companies that may also provide diagnostic services or operate health facilities and hospitals, or provide related administrative, management and financial support. The fund will concentrate its investments (i.e., invest more than 25% of its assets) in health sciences or related industries, and may invest in companies located in non-U.S. countries.

In selecting investments, the fund looks for stocks that have above-average return potential. The fund expects to invest in health sciences companies comparable in size to those in the health sector of the Russell 3000® Index or in similar companies, including non-U.S. companies. The fund does not limit its investments to companies of any particular size. The fund's investments may include common and preferred stock, securities convertible into common and preferred stock, warrants and depository receipts.

The fund reserves the right to invest up to 20% of total assets in other securities. These may include stocks of companies not associated with health sciences. They may also include debt securities and smaller capitalization companies.

From time to time the fund may invest without limit in shares of companies through initial public offerings (IPOs).

The fund generally will sell a stock when, in the management team's opinion, the stock reaches its price target, there is a deterioration in the company's fundamentals, a change in macroeconomic outlook, technical deterioration, valuation issues, a need to rebalance the portfolio or a better opportunity elsewhere. It is possible that in extreme market conditions the fund temporarily may invest some or

78

all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund's primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment goal.

As part of its normal operations, the fund may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities and may buy options on a currency or a basket of currencies, or enter into foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of currency with another party for that other party's obligation to pay or its right to receive another type of currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). The fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in equity securities is that their prices fluctuate. The value of your investment can go up or down depending upon market conditions, which means you could lose money. The value of equity securities may decline due to developments relating to the issuer, industry factors or general market conditions. Equity securities generally have greater price volatility than fixed income securities.

79

The fund's strategy of concentrating in health sciences and related companies means that its performance will be closely tied to the performance of a particular market segment. Because the fund is concentrated in these companies, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

Investments in health sciences companies are subject to a number of risks, including the adverse impact of legislative actions and government regulations. These actions and regulations can affect the approval process for patents, medical devices and drugs, the funding of research and medical care programs, and the operation and licensing of facilities and personnel. The goods and services of health sciences companies are subject to risks of rapid technological change and obsolescence, product liability litigation, and intense price and other competitive pressures.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund's investment than if the fund held the securities of larger, more established companies.

Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

In addition, political and economic structures in emerging markets countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more

80

developed countries. As a result, some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past and may do so again in the future, as a result of economic and political turmoil in many of these countries.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performance. The investment performance of the fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund's performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The value of any bonds held by the fund is likely to decline when interest rates rise; this risk is greater for bonds with longer maturities. It is also possible that a bond issuer could default on principal or interest payments, causing a loss for the fund.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which

81

could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective.

Forward foreign currency exchange contracts do not eliminate movements in the value of non-U.S. currencies and securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund's.

Risk / Return Information

On January 31, 2005, the fund reorganized with the State Street Research Health Sciences Fund (the SSR Fund). The SSR Fund transferred substantially all of its assets and liabilities to the fund in exchange for shares of the fund, which were then distributed to SSR

82

Fund shareholders. For periods prior to January 31, 2005, the chart and table below show performance information for the SSR Fund, which had substantially similar investment goals and strategies as the fund. The chart and table give you a picture of long-term performance for Institutional Shares. The information shows you how performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the performance to that of the Lipper Health/Biotechnology Funds Index and the S&P 500® Index, recognized unmanaged indices of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If certain expenses had not been waived or reimbursed during these periods, returns would have been lower.

The performance of Institutional Shares for the period before they were launched is based on the performance of Investor A Shares adjusted to reflect the class specific fees applicable to Institutional Shares at the time of such share class's launch. This information may be considered when assessing the fund's performance, but does not represent the actual performance of this share class.

As of 12/31

ANNUAL TOTAL RETURNS*

Health Sciences Opportunities

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	Since Inception	Inception Date[1]
Health Sciences Opportunities
Return Before Taxes	8.60%	13.54%	18.15%	12/21/99
Return After Taxes on Distributions	8.39%	12.88%	17.16%
Return After Taxes on Distributions and Sale of Shares	5.88%	11.56%	15.67%
Lipper Health/Biotechnology (Reflects no deduction for fees, expenses or taxes)	4.80%	4.69%	8.04%	N/A
S&P 500® (Reflects no deduction for fees, expenses or taxes)	15.79%	6.19%	1.48%	N/A

  *  The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC

  1  Inception date of the SSR Fund's oldest class(es).

83

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The tables below describe the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Shareholder Fees

(Fees paid directly from your investment)

Redemption Fee* (as a percentage of amount redeemed)	2.0%

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	.75%
Other expenses	.23%
Acquired fund fees and expenses[1]	– –%
Total annual fund operating expenses	.98%
Fee waivers and expense reimbursements[2]	– –%
Net expenses[2]	.98%

  *  Fee applies only to shares that are redeemed or exchanged within 30 days of purchase.

  1  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Institutional class expenses to 1.25% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$100	$312	$542	$1,201

84

Fund Management

The fund management team is led by Thomas P. Callan, CFA, Managing Director at BlackRock Advisors, LLC (BlackRock), and Erin Xie, PhD, a Managing Director at BlackRock.

Mr. Callan, senior portfolio manager, is the head of the BlackRock Global Opportunities Team and is a manager and strategist for all of the team's portfolios. He has been a manager of the fund since 2005. He is a member of the BlackRock Equity Operating Committee. Prior to joining BlackRock as a member of the global emerging-cap team in 1998, Mr. Callan was with the PNC Asset Management Group, which he joined in 1992.

Ms. Xie joined BlackRock following the merger with State Street Research & Management (SSRM) in 2005. Prior to joining BlackRock, she was a Senior Vice President and a member of the portfolio management team of the State Street Research Health Sciences Fund since 2001 and became a portfolio manager in 2003. Ms. Xie was employed by SSRM beginning in 2001 as an equity analyst covering the healthcare sector. Prior to SSRM, she also served as an associate in pharmaceutical equity research at Sanford Bernstein & Company.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

85

Financial Highlights

The financial information in the table below shows financial performance for the periods indicated. For periods prior to January 31, 2005, the table shows performance information for the SSR Fund, which reorganized with the fund on that date. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP (for periods through February 28, 2003) and Deloitte & Touche LLP (for periods after February 28, 2003). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Institutional Share Outstanding Throughout Each Period)

Health Sciences Opportunities Portfolio

	Year Ended 9/30/06	For the Period 3/01/05 to 9/30/05	Year Ended 2/28/05	Year Ended 2/29/04	Year Ended 2/28/03[1,2]	Year Ended 2/28/02[1,2]
Net asset value at beginning of period	$24.45	$20.50	$21.15	$11.64	$14.48	$14.14
Income from investment operations
Net investment income (loss)	0.04 [3]	(0.06)[3]	(0.15)	(0.06)	(0.09)	(0.08)
Net gain (loss) on investments (both realized and unrealized)	2.30	4.02	0.57	10.21	(2.71)	0.47
Total from investment operations	2.34	3.96	0.42	10.15	(2.80)	0.39
Less distributions
Distributions from capital	(0.62)	(0.01)	(1.07)	(0.64)	(0.04)	(0.05)
Total distributions	(0.62)	(0.01)	(1.07)	(0.64)	(0.04)	(0.05)
Redemption fees added to paid-in capital	0.01	– – [4]	– –	– –	– –	– –
Net asset value at end of period	$26.18	$24.45	$20.50	$21.15	$11.64	$14.48
Total return	9.77%[5]	19.32%[6,7]	1.84%	87.73%	(19.42)%	2.76%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$112,563	$31,229	$4,262	$5,067	$988	$1,109
Ratios of expenses to average net assets
Net expenses	1.01%	1.25%[8]	1.25%	1.25%	1.25%	1.25%
Total expenses	1.01%	1.37%[8]	1.37%	1.84%	2.75%	3.25%
Ratios of net investment income (loss) to average net assets
After advisory/administration and other fee waivers	0.17%	(0.47)%[8]	(0.59)%	(0.38)%	(0.69)%	(0.56)%
Before advisory/administration and other fee waivers	0.17%	(0.59)%[8]	(0.71)%	(0.97)%	(2.18)%	(2.53)%
Portfolio turnover rate	157%	77%	173%	106%	157%	75%

1  Per-share figures have been calculated using the average shares method.

2  Audited by other auditors.

3  Calculated using the average shares outstanding method.

4  Redemption fees added to paid-in capital are less than $0.005 per share.

5  Redemption fee of 2.00% received by the portfolios is reflected in total return calculations. The impact to the return for redemption fees received during the period is 4 basis points.

6  Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. There was no impact to the return.

7  Not annualized.

8  Annualized.

86

BlackRock

Global Science & Technology Opportunities Portfolio

Investment Goal

The fund seeks long-term capital appreciation.

Primary Investment Strategies

In pursuit of this goal, the fund will invest primarily in equity securities of U.S. and non-U.S. companies in all capitalization ranges selected for their rapid and sustainable growth potential from the development, advancement and use of science and/or technology. The fund normally invests at least 80% of its net assets in equity securities issued by science and technology companies in all market capitalization ranges. The fund may invest up to 25% of its net assets in stocks of issuers in emerging market countries.

The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock. The fund may also invest in Rule 144A securities, which are privately placed securities purchased by qualified institutional buyers. From time to time the fund may invest in shares of companies through initial public offerings (IPOs).

The fund management team will invest in U.S. and non-U.S. companies (including companies located in emerging market countries) that are expected to offer the best opportunities for growth and high investment returns. The fund management team uses a multi-factor screen to identify stocks that have above-average return potential. The factors and the weight assigned to a factor may change depending on market conditions. The most influential factors over time have been revenue and earnings growth, estimate revisions, profitability and relative value.

The management team, in an attempt to reduce portfolio risk, will diversify by investing in at least three countries, one of which may be the U.S. Some of the industries that are likely to be represented in the fund's portfolio holdings include:

■	Application Software

■	IT Consulting & Services

■	Internet Software and Services

■	Networking Equipment

■	Telecom Equipment

■	Computer Hardware

■	Computer Storage & Peripherals

■	Electronic Equipment and Instruments

■	Semiconductor Equipment

■	Semiconductors

■	Aerospace & Defense

IMPORTANT DEFINITIONS

Earnings Growth: The rate of growth in a company's earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth may cause share prices to increase.

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Fundamentals: "Fundamental" information about a company (such as its income statement, balance sheet, earnings and sales history, products and management).

Investment Style: Refers to the guiding principles of a mutual fund's investment choices. The investment style of this fund is global science and technology, referring to the type of securities the managers will choose for this fund.

Market Capitalization: Market capitalization refers to the market value of a company and is calculated by multiplying the number of shares outstanding by the current price per share.

NYSE Arca Tech 100 IndexSM: A price-weighted index comprised of not more than 100 individual stocks listed on the NYSE, AMEX or NASDAQ. The index is modeled to represent a broad spectrum of companies engaged principally in manufacturing products and/or providing services within technology fields.

Technical Analysis: The study and interpretation of securities in order to predict future trends. The technical tools used by the management team include: trending indicators such as moving averages and non-trending indicators such as cash flow and relative strengths.

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■	Electrical Components & Equipment

■	Biotechnology

■	Pharmaceuticals

■	Healthcare Equipment & Supplies

■	Healthcare Distribution & Services

■	Healthcare Facilities

■	Industrial Gases

■	Specialty Chemicals

■	Advanced Materials

■	Integrated Telecom Services

■	Alternative Carriers

■	Wireless Telecommunication Services

The fund generally will sell a stock when, in the management team's opinion, there is a deterioration in the company's fundamentals, a change in macroeconomic outlook, technical deterioration, valuation issues, a need to rebalance the portfolio or a better opportunity elsewhere. The team uses a broad set of quantitative tools to enhance the timing of purchase or sell decisions.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund's primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment goal.

As part of its normal operations, the fund may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities and may buy options on a currency or a basket of currencies, or enter into foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of currency with another party for that other party's obligation to pay or its right to receive another type of currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. The fund may also use derivatives for leverage, in

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which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). The fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in equity securities is that their prices fluctuate. The value of your investment can go up or down depending upon market conditions, which means you could lose money. The value of equity securities may decline due to developments relating to the issuer, industry factors or general market conditions. Equity securities generally have greater price volatility than fixed income securities.

The fund's focus on stocks in the science and technology sectors makes it more susceptible to factors affecting those sectors and more volatile than funds that invest in many different sectors. Therefore, a downturn in the science and/or technology sectors could impact the fund's performance to a greater extent than a fund that invests in many sectors.

In addition, investing in science and technology companies exposes the fund to special risks. For example, rapid advances in science and technology might cause existing products to become obsolete, and the fund's returns could suffer to the extent it holds an affected company's shares. Companies in a number of science and technology industries are also subject to more government regulations and approval processes than many other industries. This fact may affect a company's overall profitability and cause its stock price to be more volatile. Additionally, science and technology companies are dependent upon consumer and business acceptance as new technologies evolve.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and

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wider price spreads. This may result in greater price movements and less ability to sell the fund's investment than if the fund held the securities of larger, more established companies.

Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

In addition, political and economic structures in emerging markets countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past and may do so again in the future, as a result of economic and political turmoil in many of these countries.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performances. The investment performance of the fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund's performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

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While the management team chooses stocks they believe have above-average earnings growth potential, there is no guarantee that the investments will increase in value or that they won't decline.

The fund's investment in Rule 144A securities could have the effect of increasing the level of illiquidity in the fund during any period that qualified institutional buyers become uninterested in purchasing these types of securities.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective.

Forward foreign currency exchange contracts do not eliminate movements in the value of non-U.S. currencies and securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of

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the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

The fund may, from time to time, invest more than 25% of its assets in securities whose issuers are located in a single country. These investments would make the fund more dependent upon the political and economic circumstances of that country than a mutual fund that owns stocks of companies in many countries.

The expenses of the fund can be expected to be higher than those of other funds investing primarily in domestic securities because the costs attributable to investing abroad are usually higher.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the NYSE Arca Tech 100 IndexSM, a recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

Global Science & Technology Opportunities

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As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	Since Inception	Inception Date[1]
Global Science & Technology Opportunities
Return Before Taxes	8.20%	5.15%	-4.21%	05/15/00
Return After Taxes on Distributions	8.20%	5.15%	-4.21%
Return After Taxes on Distributions and Sale of Shares	5.33%	4.44%	-3.51%
NYSE Arca Tech 100	5.20%	5.33%	-1.99%	N/A

  *  The chart and the table both assume reinvestment of dividends and distributions.
Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The tables below describe the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Shareholder Fees

(Fees paid directly from your investment)

Redemption Fee* (as a percentage of amount redeemed)	2.0%

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	.90%
Other expenses	.84%
Acquired fund fees and expenses[1]	– –%
Total annual fund operating expenses	1.74%
Fee waivers and expense reimbursements[2]	.39%
Net expenses[2]	1.35%

  *  Fee applies only to shares that are redeemed or exchanged within 30 days of purchase.

  1  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Institutional class expenses to 1.35% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include administration, transfer, agency, custody, professional fees and registration fees.

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Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$137	$510	$907	$2,019

Fund Management

The fund management team is led by Thomas P. Callan, CFA, Managing Director at BlackRock Advisors, LLC (BlackRock), Erin Xie, PhD, a Managing Director at BlackRock, and Jean M. Rosenbaum, CFA, Managing Director at BlackRock.

Mr. Callan, senior portfolio manager, is the head of the BlackRock Global Opportunities Team and is a manager and strategist for all of the team's portfolios. He has been a manager of the fund since its inception. He is a member of the BlackRock Equity Operating Committee. Prior to joining BlackRock as a member of the global emerging-cap team in 1998, Mr. Callan was with the PNC Asset Management Group, which he joined in 1992.

Ms. Xie joined BlackRock following the merger with State Street Research & Management (SSRM) in 2005. Prior to joining BlackRock, she was a Senior Vice President and member of the portfolio management team of the State Street Research Health Sciences Fund since 2001 and became a portfolio manager in 2003. Ms. Xie was employed by SSRM beginning in 2001 as an equity analyst covering the healthcare sector. Prior to SSRM, she also served as an associate in pharmaceutical equity research at Sanford Bernstein & Company.

Ms. Rosenbaum is a member of the BlackRock Global Opportunities Team. She is a portfolio manager for the U.S. opportunities portfolios and a strategist for all of the team's products. Prior to joining BlackRock in 1998, Ms. Rosenbaum was a health care analyst with the PNC Asset Management Group.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

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Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Institutional Share Outstanding Throughout Each Period)

Global Science & Technology Opportunities Portfolio

	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$6.61	$5.42	$5.46	$3.59	$4.41
Income from investment operations
Net investment loss	(0.03)[2]	(0.04)[2]	(0.07)[2]	(0.05)	(0.06)[2]
Net gain (loss) on investments (both realized and unrealized)	0.61	1.23	0.03	1.92	(0.76)
Total from investment operations	0.58	1.19	(0.04)	1.87	(0.82)
Redemption fees added to paid-in capital	0.01	– – [3]	– – [3]	– –	– –
Net asset value at end of period	$7.20	$6.61	$5.42	$5.46	$3.59
Total return	8.93%[4]	21.96%[5]	(0.73)%[5]	52.09%	(18.59)%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$1,262	$847	$1,592	$2,821	$2,385
Ratios of expenses to average net assets
Net expenses	1.38%	1.43%	1.43%	1.35%	1.20%
Total expenses	1.79%	1.98%	1.63%	1.63%	1.31%
Ratios of net investment loss to average net assets
After advisory/administration and other fee waivers	(0.45)%	(0.73)%	(1.12)%	(1.06)%	(1.00)%
Before advisory/administration and other fee waivers	(0.86)%	(1.28)%	(1.32)%	(1.34)%	(1.11)%
Portfolio turnover rate	132%	113%	115%	226%	587%

1  Audited by other auditors.

2  Calculated using the average shares outstanding method.

3  Redemption fees added to paid-in capital are less than $0.005 per share.

4  Redemption fee of 2.00% received by the portfolios is reflected in total return calculations. The impact to the return for redemption fees received during the period is 15 basis points.

5  Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

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BlackRock

Global Resources Portfolio

IMPORTANT DEFINITIONS

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Fundamentals: "Fundamental" information about a company (such as its income statement, balance sheet, earnings and sales history, products and management).

Investment Style: Refers to the guiding principles of a mutual fund's investment choices. The investment style of this fund is global resources, referring to the type of securities the managers will choose for this fund.

Lipper Natural Resources Funds Index: An equally weighted index of typically the 30 largest mutual funds within its respective investment objective.

S&P 500® Index: The Standard & Poor's Composite Stock Price Index, an unmanaged index of 500 stocks, most of which are listed on the New York Stock Exchange. The index focuses on the large-cap segment of the market with over 80% coverage of U.S. equities.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

The fund is closed to new investors. Existing shareholders may make additional investments in current accounts. In addition, new accounts may be opened by (i) any investor if the taxpayer identification number for the new account will be the same as that for a current account and (ii) 401(k), 403(b), 457 and other similar group retirement plan programs or certain discretionary wrap fee programs that have current accounts.

Investment Goal

The fund seeks to provide long-term growth of capital.

Primary Investment Strategies

Under normal market conditions, the fund invests at least 80% of its total assets in securities of global energy and natural resources companies and companies in associated businesses, as well as utilities (such as gas, water, cable, electrical and telecommunications utilities). The natural resources sector can include companies that own, produce, refine, process, transport and market natural resources, and companies that provide related services. The sector includes, but is not limited to, industries such as integrated oil, oil and gas exploration and production, gold and other precious metals, steel and iron ore production, energy services and technology, metal production, forest products, paper products, chemicals, building materials, coal, alternative energy sources and environmental services. The fund will concentrate its investments (i.e., invest more than 25% of its assets) in energy or natural resources companies. The fund may invest without limit in companies located anywhere in the world and will generally invest in at least three countries and in companies tied economically to a number of countries. It expects to invest primarily in developed markets, but may also invest in emerging markets.

In selecting investments, the fund looks for companies and industries that appear to have the potential for above-average long-term performance based on projections of supply and demand of a resource and the state of the market. These may include companies that are expected to show above-average growth over the long term as well as those that appear to be trading below their true worth. While the fund tends to emphasize smaller companies, from time to time it may emphasize companies of other sizes. The fund's investments may include common and preferred stock, securities convertible into common and preferred stock, warrants and depositary receipts.

The fund reserves the right to invest up to 20% of total assets in other U.S. and foreign investments. These may include stocks of companies not associated with energy or natural resources. These

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may also include debt securities, although the fund may not invest more than 10% of total assets in junk bonds (bonds that are below Standard & Poor's BBB or Moody's Baa rating categories, or their unrated equivalents). Split rated bonds will be considered to have the higher credit rating.

The fund generally will sell a stock when, in the management team's opinion, the stock reaches its price target, there is a deterioration in the company's fundamentals, a change in macroeconomic outlook, technical deterioration, valuation issues, a need to rebalance the portfolio or a better opportunity elsewhere.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund's primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment goal.

As part of its normal operations, the fund may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities and may buy options on a currency or a basket of currencies (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument at a specific price on or before a specific date. A future is an agreement to buy or sell an instrument at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns. The fund may also buy and sell currencies and use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future) to hedge against movements in the value of non-U.S. currencies or to enhance returns.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

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Key Risks

The main risk of any investment in equity securities is that their prices fluctuate. The value of your investment can go up or down depending upon market conditions, which means you could lose money. The value of equity securities may decline due to developments relating to the issuer, industry factors or general market conditions. Equity securities generally have greater price volatility than fixed income securities.

The fund's strategy of concentrating in energy and natural resources companies means that its performance will be closely tied to the performance of a particular market segment. Because the fund is concentrated in these companies, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

Stocks of energy and natural resources companies are especially affected by variations in the commodities markets (that may be due to market events, regulatory developments or other factors that the fund cannot control) and these companies may lack the resources and the broad business lines to weather hard times. Energy companies can be significantly affected by the supply of and demand for specific products and services, the supply of and demand for oil and gas, the price of oil and gas, exploration and production spending, government regulation, world events and economic conditions. Natural resources companies can be significantly affected by events relating to international political developments, energy conservation, the success of exploration projects, commodity prices, and tax and government regulations.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund's investment than if the fund held the securities of larger, more established companies.

Any securities that are thinly traded or whose resale is restricted can be difficult to sell at the desired time and price. Some of these securities are new and complex, and trade only among

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institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper the fund's ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element. Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities. Where registration is required for restricted or illiquid securities, a considerable time period may elapse between the time the fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the fund might obtain less favorable pricing terms than when it decided to sell the security.

Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

Political and economic structures in emerging markets countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past and may do so again in the future, as a result of economic and political turmoil in many of these countries.

In addition, many U.S. companies in which the fund may invest generate significant revenues and earnings from abroad. As a result, these companies and the prices of their securities may be affected by weaknesses in global and regional economies and the relative value of foreign currencies to the U.S. dollar. These

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factors, taken as a whole, could adversely affect the price of fund shares.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The value of any bonds held by the fund is likely to decline when interest rates rise; this risk is greater for bonds with longer maturities. It is also possible that a bond issuer could default on principal or interest payments, causing a loss for the fund. The fund may invest in non-investment grade or "high yield" securities commonly known to investors as "junk bonds." Non-investment grade securities carry greater risks than investment grade securities, which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time.

The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market values may change from time to time, positively or negatively, to reflect new developments regarding the issuer. Companies that issue high yield securities are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bondholder. During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also impact the market for lower-rated securities and the fund. Also, the market for high yield securities is not as liquid as the market for higher rated securities. This means that it may be harder to buy and sell high yield securities, especially on short notice, and high yield securities may be more difficult for the fund to value accurately than higher rated securities. The market for high yield securities could also be impacted by legal or tax changes.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition,

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some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective.

Forward foreign currency exchange contracts do not eliminate movements in the value of non-U.S. currencies and securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

The expenses of the fund can be expected to be higher than those of other funds investing primarily in domestic securities because the costs attributable to investing abroad are usually higher.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund's.

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Risk / Return Information

On January 31, 2005, the fund reorganized with the State Street Research Global Resources Fund (the SSR Fund). The SSR Fund transferred substantially all of its assets and liabilities to the fund in exchange for shares of the fund, which were then distributed to SSR Fund shareholders. For periods prior to January 31, 2005, the chart and table below show performance information for the SSR Fund, which had substantially similar investment goals and strategies as the fund. The chart and table give you a picture of long-term performance for Institutional Shares. The information shows you how performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the performance to that of the Lipper Natural Resources Funds Index and the S&P 500® Index, recognized unmanaged indices of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If certain expenses had not been waived or reimbursed during these periods, returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

Global Resources

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As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
Global Resources
Return Before Taxes	5.35%	33.03%	16.85%	03/02/90
Return After Taxes on Distributions	1.03%	30.93%	15.40%
Return After Taxes on Distributions and Sale of Shares	8.81%	29.35%	14.71%
Lipper Natural Resources (Reflects no deduction for fees, expenses or taxes)	15.04%	21.68%	13.51%	N/A
S&P 500® (Reflects no deduction for fees, expenses or taxes)	15.79%	6.19%	8.42%	N/A

  *  The chart and the table both assume reinvestment of dividends and distributions.  Source: BlackRock Advisors, LLC

  1  Inception date of the SSR Fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The tables below describe the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Shareholder Fees

(Fees paid directly from your investment)

Redemption Fee* (as a percentage of amount redeemed)	2.0%

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	.74%
Other expenses	.22%
Acquired fund fees and expenses[1]	– –%
Total annual fund operating expenses	.96%
Fee waivers and expense reimbursements[2]	– –%
Net expenses[2]	.96%

  *  Fee applies only to shares that are redeemed or exchanged within 30 days of purchase.

  1  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Institutional class expenses to 1.04% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

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Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$98	$306	$531	$1,178

Fund Management

The fund management team is led by Daniel J. Rice III, Managing Director at BlackRock Advisors, LLC (BlackRock), and Denis J. Walsh III, CFA, Managing Director at BlackRock.

Mr. Rice and Mr. Walsh joined BlackRock following the merger with State Street Research & Management (SSRM) in 2005. Prior to joining BlackRock, Mr. Rice had been a Senior Vice President and a portfolio manager of the State Street Research Global Resources Fund since its inception in March 1990. He was employed by SSRM beginning in 1984.

Prior to joining BlackRock, Mr. Walsh was a Managing Director and was an energy analyst for the State Street Research Global Resources Fund beginning in 1999. He was also a member of the portfolio management team for the Large Cap Analyst Fund and has worked as an investment professional in equity research since 1979.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

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Financial Highlights

The financial information in the table below shows financial performance for the periods indicated. For periods prior to January 31, 2005, the table shows performance information for the SSR Fund, which reorganized with the fund on that date. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP (for periods through June 30, 2002) and Deloitte & Touche LLP (for periods after June 30, 2002). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Institutional Share Outstanding Throughout Each Period)

Global Resources Portfolio

	Year Ended 9/30/06	For the Period 3/01/05 to 9/30/05	Period 7/1/04 through 2/28/05	Year Ended 6/30/04[1]	Year Ended 6/30/03[1]	Year Ended 6/30/02[1,2]
Net asset value at beginning of period	$79.62	$58.80	$41.25	$26.85	$23.51	$22.13
Income from investment operations
Net investment income (loss)	0.57 [3]	0.15 [3]	(0.08)	0.27	(0.04)	(0.09)
Net gain (loss) on investments (both realized and unrealized)	(2.50)	20.67	19.52	14.78	3.38	1.47
Total from investment operations	(1.93)	20.82	19.44	15.05	3.34	1.38
Less distributions
Distributions from net investment income	(0.53)	– –	(0.34)	(0.65)	– –	– –
Distribution from net realized gains	(8.60)	– –	(1.55)	– –	– –	– –
Total distributions	(9.13)	– –	(1.89)	(0.65)	– –	– –
Redemption fees added to paid-in capital	0.01	– – [4]	– –	– –	– –	– –
Net asset value at end of period	$68.57	$79.62	$58.80	$41.25	$26.85	$23.51
Total return	(2.89)%[5]	35.41%[6,7]	47.95%[7]	56.49%	14.21%	6.24%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$35,010	$40,906	$29,188	$20,044	$10,144	$7,995
Ratios of expenses to average net assets
Net expenses	0.98%	1.04%[8]	1.01%[8]	1.04%	1.30%	1.43%
Total expenses	1.02%	1.18%[8]	1.02%[8]	1.04%	1.31%	1.44%
Ratios of net investment income (loss) to average net assets
After advisory/administration and other fee waivers	0.76%	0.42%[8]	(0.16)%[8]	0.79%	(0.20)%	(0.42)%
Before advisory/administration and other fee waivers	0.72%	0.28%[8]	(0.17)%[8]	0.79%	(0.20)%	(0.42)%
Portfolio turnover rate	27%	9%	22%	27%	33%	38%

1  Per-share figures have been calculated using the average shares method.

2  Audited by other auditors.

3  Calculated using the average shares outstanding method.

4  Redemption fees added to paid-in capital are less than $0.005 per share.

5  Redemption fee of 2.00% received by the portfolios is reflected in total return calculations. The impact to the return for redemption fees received during the period is 2 basis points.

6  Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. There was no impact to the return.

7  Not annualized

8  Annualized.

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BlackRock

All-Cap Global Resources Portfolio

IMPORTANT DEFINITIONS

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Fundamentals: "Fundamental" information about a company (such as its income statement, balance sheet, earnings and sales history, products and management).

Investment Style: Refers to the guiding principles of a mutual fund's investment choices. The investment style of this fund is global resources, referring to the type of securities the managers will choose for this fund.

Lipper Natural Resources Funds Index: An equally weighted index of typically the 30 largest mutual funds within its respective investment objective.

S&P 500® Index: The Standard & Poor's Composite Stock Price Index, an unmanaged index of 500 stocks, most of which are listed on the New York Stock Exchange. The index focuses on the large-cap segment of the market with over 80% coverage of U.S. equities.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Investment Goal

The fund seeks to provide long-term growth of capital.

Primary Investment Strategies

Under normal market conditions, the fund invests at least 80% of its total assets in securities of global energy and natural resources companies and companies in associated businesses, as well as utilities (such as gas, water, cable, electrical and telecommunications utilities). The natural resources sector can include companies that own, produce, refine, process, transport and market natural resources, and companies that provide related services. The sector includes, but is not limited to, industries such as integrated oil, oil and gas exploration and production, gold and other precious metals, steel and iron ore production, energy services and technology, metal production, forest products, paper products, chemicals, building materials, coal, alternative energy sources and environmental services. The fund will concentrate its investments (i.e., invest more than 25% of its assets) in energy or natural resources companies. The fund may invest without limit in companies located anywhere in the world and will generally invest in at least three countries and in companies tied economically to a number of countries. It expects to invest primarily in developed markets, but may also invest in emerging markets.

In selecting investments, the fund looks for companies and industries that appear to have the potential for above-average long-term performance based on projections of supply and demand of a resource and the state of the market. These may include companies that are expected to show above-average growth over the long term as well as those that appear to be trading below their true worth. The fund does not limit its investments to companies of any particular size, and may invest in securities of companies with small to large capitalizations. The fund's investments may include common and preferred stock, securities convertible into common and preferred stock, warrants and depositary receipts.

The fund reserves the right to invest up to 20% of total assets in other U.S. and foreign investments. These may include stocks of companies not associated with energy or natural resources. These may also include debt securities, although the fund may not invest more than 10% of total assets in junk bonds (bonds that are below Standard & Poor's BBB or Moody's Baa rating categories, or their unrated equivalents). Split rated bonds will be considered to have the higher credit rating.

The fund generally will sell a stock when, in the management team's opinion, the stock reaches its price target, there is a

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deterioration in the company's fundamentals, a change in macroeconomic outlook, technical deterioration, valuation issues, a need to rebalance the portfolio or a better opportunity elsewhere.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund's primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment goal.

As part of its normal operations, the fund may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities and may buy options on a currency or a basket of currencies (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument at a specific price on or before a specific date. A future is an agreement to buy or sell an instrument at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns. The fund may also buy and sell currencies and use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future) to hedge against movements in the value of non-U.S. currencies or to enhance returns.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in equity securities is that their prices fluctuate. The value of your investment can go up or down depending upon market conditions, which means you could lose money. The value of equity securities may decline due to developments relating to the issuer, industry factors or general

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market conditions. Equity securities generally have greater price volatility than fixed income securities.

The fund's strategy of concentrating in energy and natural resources companies means that its performance will be closely tied to the performance of a particular market segment. Because the fund is concentrated in these companies, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

Stocks of energy and natural resources companies are especially affected by variations in the commodities markets (that may be due to market events, regulatory developments or other factors that the fund cannot control) and these companies may lack the resources and the broad business lines to weather hard times. Energy companies can be significantly affected by the supply of and demand for specific products and services, the supply of and demand for oil and gas, the price of oil and gas, exploration and production spending, government regulation, world events and economic conditions. Natural resources companies can be significantly affected by events relating to international political developments, energy conservation, the success of exploration projects, commodity prices, and tax and government regulations.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund's investment than if the fund held the securities of larger, more established companies.

Any securities that are thinly traded or whose resale is restricted can be difficult to sell at the desired time and price. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets.

Owning a large percentage of restricted or illiquid securities could hamper the fund's ability to raise cash to meet redemptions. Also, because there may not be an established market price for these

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securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element. Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities. Where registration is required for restricted or illiquid securities, a considerable time period may elapse between the time the fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the fund might obtain less favorable pricing terms than when it decided to sell the security.

Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

Political and economic structures in emerging markets countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past and may do so again in the future, as a result of economic and political turmoil in many of these countries.

In addition, many U.S. companies in which the fund may invest generate significant revenues and earnings from abroad. As a result, these companies and the prices of their securities may be affected by weaknesses in global and regional economies and the relative value of foreign currencies to the U.S. dollar. These factors, taken as a whole, could adversely affect the price of fund shares.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles.

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The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The value of any bonds held by the fund is likely to decline when interest rates rise; this risk is greater for bonds with longer maturities. It is also possible that a bond issuer could default on principal or interest payments, causing a loss for the fund. The fund may invest in non-investment grade or "high yield" securities commonly known to investors as "junk bonds." Non-investment grade securities carry greater risks than investment grade securities, which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time.

The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market values may change from time to time, positively or negatively, to reflect new developments regarding the issuer. Companies that issue high yield securities are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bondholder. During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also impact the market for lower-rated securities and the fund. Also, the market for high yield securities is not as liquid as the market for higher rated securities. This means that it may be harder to buy and sell high yield securities, especially on short notice, and high yield securities may be more difficult for the fund to value accurately than higher rated securities. The market for high yield securities could also be impacted by legal or tax changes.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of

110

securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective.

Forward foreign currency exchange contracts do not eliminate movements in the value of non-U.S. currencies and securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

The expenses of the fund can be expected to be higher than those of other funds investing primarily in domestic securities because the costs attributable to investing abroad are usually higher.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund's.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lipper Natural Resources Funds Index and the S&P 500® Index, recognized unmanaged indices of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

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As of 12/31

ANNUAL TOTAL RETURNS*

All-Cap Global Resources

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	Since Inception	Inception Date[1]
All-Cap Global Resources
Return Before Taxes	14.14%	25.34%	2/16/05
Return After Taxes on Distributions	13.35%	24.88%
Return After Taxes on Distributions and Sale of Shares	9.43%	21.63%
Lipper Natural Resources (Reflects no deduction for fees, expenses or taxes)	15.04%	24.98%	N/A
S&P 500® (Reflects no deduction for fees, expenses or taxes)	15.79%	10.87%	N/A

  *  The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The tables below describe the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

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Shareholder Fees

(Fees paid directly from your investment)

Redemption Fee* (as a percentage of amount redeemed)	2.0%

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	.75%
Other expenses	.23%
Acquired fund fees and expenses[1]	– –%
Total annual fund operating expenses	.98%
Fee waivers and expense reimbursements[2]	.05%
Net expenses[2]	.93%

  *  Fee applies only to shares that are redeemed or exchanged within 30 days of purchase.

  1  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Institutional class expenses to 0.93% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$95	$307	$537	$1,197

Fund Management

The fund management team is led by Denis J. Walsh III, CFA, Managing Director at BlackRock Advisors, LLC (BlackRock), and Daniel J. Rice III, Managing Director at BlackRock.

Mr. Rice and Mr. Walsh joined BlackRock following the merger with State Street Research & Management (SSRM) in 2005. Prior to joining BlackRock, Mr. Rice had been a Senior Vice President and a portfolio manager of the State Street Research Global Resources Fund since its inception in March 1990. He was employed by SSRM beginning in 1984.

Prior to joining BlackRock, Mr. Walsh was a Managing Director and was an energy analyst for the State Street Research Global Resources Fund beginning in 1999. He was also a member of the portfolio management team for the SSR Large Cap Analyst Fund and has worked as an investment professional in equity research since 1979.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

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Financial Highlights

The financial information in the table below shows the fund's financial performance for the period indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP. Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Institutional Shares Outstanding Throughout Each Period)

All-Cap Global Resources

	Year Ended 9/30/06	For the Period 2/16/05[1] through 9/30/05
Net asset value at beginning of period	$13.56	$10.00
Income from investment operations
Net investment income	0.02 [2]	0.02 [2]
Net gain on investments (both realized and unrealized)	0.26	3.54
Total from investment operations	0.28	3.56
Redemption fees added to paid-in capital	0.01	– – [3]
Net asset value at the end of period	$13.85	$13.56
Total return	2.14%[4]	35.60%[5,6]
Ratios/Supplemental data
Net assets at end of period (in thousands)	$337,771	$92,147
Ratios of expenses to average net assets
Net expenses	0.99%	1.04%[7]
Total expenses	1.01%	1.54%[7]
Ratios of net investment income (loss) to average net assets
After advisory/administration and other fee waivers	0.17%	0.25%[7]
Before advisory/administration and other fee waivers	0.15%	(0.25)%[7]
Portfolio turnover rate	41%	12%

1  Commencement of operations of share class.

2  Calculated using the average shares outstanding method.

3  Redemption fees added to paid-in capital are less than $0.005 per share.

4  Redemption fee of 2.00% received by the portfolios is reflected in total return calculations. The impact to the return for redemption fees received during the period is 8 basis points.

5  Redemption Fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

6  Not annualized.

7  Annualized.

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BlackRock

U.S. Opportunities Portfolio

Investment Goal

The fund seeks long-term capital appreciation.

Primary Investment Strategies

In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by U.S. emerging capitalization companies with relatively attractive earnings growth potential and valuation. Although a universal definition of emerging capitalization companies does not exist, the fund generally defines these companies as those with market capitalizations equal to those within the universe of S&P/ Citigroup Extended Market Index U.S. stocks (between approximately $36 million and $19.7 billion as of December 29, 2006). In the future, the fund may define emerging capitalization companies using a different index or classification system. The fund primarily buys common stock but can also invest in preferred stock and securities convertible into common and preferred stock. From time to time the fund may invest in shares of companies through initial public offerings (IPOs).

The fund management team uses a multi-factor screen to identify stocks that have above-average return potential. The factors and the weight assigned to a factor may change depending on market conditions. The most influential factors over time have been relative value and earnings estimate revisions.

The fund generally will sell a stock when, in the management team's opinion, it reaches its price target, there is a deterioration in the company's fundamentals, a change in macroeconomic outlook, technical deterioration, a need to rebalance the portfolio or a better opportunity elsewhere. The team uses a broad set of quantitative tools to enhance the timing of purchase or sell decisions.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund's primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment goal.

IMPORTANT DEFINITIONS

Earnings Growth: The rate of growth in a company's earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth may cause share prices to increase.

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Fundamentals: "Fundamental" information about a company (such as its income statement, balance sheet, earnings and sales history, products and management).

S&P/Citigroup Extended Market Index U.S.: An unmanaged index comprised of smaller-capitalization U.S. stocks representing the bottom 20% of available market capital, with a minimum market capitalization of at least $100 million.

Technical Analysis: The study and interpretation of securities in order to predict future trends. The technical tools used by the management team include: trending indicators such as moving averages and non-trending indicators such as cash flow and relative strengths.

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As part of its normal operations, the fund may also hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in equity securities is that their prices fluctuate. The value of your investment can go up or down depending upon market conditions, which means you could lose money. The value of equity securities may decline due to developments relating to the issuer, industry factors or general market conditions. Equity securities generally have greater price volatility than fixed income securities.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund's investment than if the fund held the securities of larger, more established companies.

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Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performances. The investment performance of the fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund's performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

While the management team chooses stocks it believes to have above-average earnings growth potential, there is no guarantee that the investments will increase in value or that they won't decline.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice

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versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the S&P/Citigroup Extended Market Index U.S., a recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

In December 2002 the fund changed its primary investment strategies and, therefore, the fund's performance prior to that date does not reflect the fund's current investment style.

As of 12/31

ANNUAL TOTAL RETURNS*

U.S. Opportunities

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As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	Since Inception	Inception Date[1]
U.S. Opportunities
Return Before Taxes	18.79%	7.85%	19.99%	05/01/98
Return After Taxes on Distributions	18.79%	7.85%	17.84%
Return After Taxes on Distributions and Sale of Shares	12.22%	6.82%	16.69%
S&P/Citigroup EMI U.S. (Reflects no deduction for fees, expenses or taxes)	15.07%	12.53%	8.82%	N/A

  *  The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

One factor impacting the fund's total return to date was its investments in IPOs and companies that had recently gone public. There is no assurance that the fund's investments in IPOs or newly-public companies will have the same impact on performance in the future as they did in the past.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The tables below describe the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Shareholder Fees

(Fees paid directly from your investment)

Redemption Fee* (as a percentage of amount redeemed)	2.0%

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	1.10%
Other expenses	.32%
Acquired fund fees and expenses	.01%
Total annual fund operating expenses	1.43%
Fee waivers and expense reimbursements[1]	.42%
Net expenses[1]	1.01%

  *  Fee applies only to shares that are redeemed or exchanged within 30 days of purchase.

  1  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Institutional class expenses to 1.00% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include fees paid by the fund for other expenses such as administration, transfer agency, custody, professional fees and registration fees.

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Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$103	$411	$742	$1,677

Fund Management

The fund management team is led by Thomas P. Callan, CFA, Managing Director at BlackRock Advisors, LLC (BlackRock), and Jean M. Rosenbaum, CFA, Managing Director at BlackRock.

Mr. Callan, senior portfolio manager, is the head of the BlackRock Global Opportunities Team and is a manager and strategist for all of the team's portfolios. He is a member of the BlackRock Equity Operating Committee. Prior to joining BlackRock as a member of the global emerging-cap team in 1998, Mr. Callan was with the PNC Asset Management Group, which he joined in 1992.

Ms. Rosenbaum is a member of the BlackRock Global Opportunities Team. She is a portfolio manager for the U.S. opportunities portfolios and a strategist for all of the team's products. Prior to joining BlackRock in 1998, Ms. Rosenbaum was a health care analyst with the PNC Asset Management Group.

Ms. Rosenbaum and Mr. Callan have been managers of the fund since September 2002.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

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Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Institutional Share Outstanding Throughout Each Period)

U.S. Opportunities Portfolio

	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$25.56	$20.34	$16.56	$13.06	$17.76
Income from investment operations
Net investment income (loss)	0.04 [2]	(0.15)[2]	(0.17)[2]	(0.16)	(0.23)[2]
Net gain (loss) on investments (both realized and unrealized)	3.46	5.37	3.95	3.66	(4.06)
Total from investment operations	3.50	5.22	3.78	3.50	(4.29)
Less distributions
Distributions from net investment income	– –	– –	– –	– –	(0.41)
Total distributions	– –	– –	– –	– –	(0.41)
Redemption fees added to paid-in capital	0.01	– – [3]	– – [3]	– –	– –
Net asset value at end of period	$29.07	$25.56	$20.34	$16.56	$13.06
Total return	13.73%[4]	25.66%[5]	22.83%[5]	26.80%	(25.04)%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$20,548	$6,390	$6,074	$7,235	$10,867
Ratios of expenses to average net assets
Net expenses	1.19%	1.60%	1.60%	1.52%	1.45%
Total expenses	1.49%	1.73%	1.65%	1.59%	1.49%
Ratios of net investment income (loss) to average net assets
After advisory/administration and other fee waivers	0.15%	(0.65)%	(0.92)%	(0.87)%	(1.23)%
Before advisory/administration and other fee waivers	(0.15)%	(0.78)%	(0.97)%	(0.94)%	(1.27)%
Portfolio turnover rate	120%	94%	106%	248%	361%

1  Audited by other auditors.

2  Calculated using the average shares outstanding method.

3  Redemption fees added to paid-in capital are less than $0.005 per share.

4  Redemption fee of 2.00% received by the portfolios is reflected in total return calculations. The impact to the return for redemption fees received during the period is 4 basis points.

5  Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

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BlackRock

Global Opportunities Portfolio

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and foreign corporations, debt obligations of foreign governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Emerging Market Stocks: Stocks issued by companies located in countries with emerging economies or securities markets. The list of emerging market countries includes, among others: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey and Venezuela.

Investment Goal

The Fund's investment goal is to seek long-term capital appreciation.

Primary Investment Strategies

The fund will invest at least 75% of its total assets in global equity securities of any market capitalization. The fund will invest, under normal market conditions, at least 40% of its total assets in issuers located outside of the U.S. The fund may invest up to 25% of its total assets in stocks of issuers in emerging market countries. The fund may also invest up to 25% of its total assets in global fixed income securities including emerging market debt. Investment in fixed income securities will be made purely on an opportunistic basis. The fund's fixed income investments may include corporate bonds, U.S. government debt securities, non- U.S. government and supranational debt securities, asset-backed securities, mortgage-backed securities, emerging market debt securities and non-investment grade debt securities (high yield or junk bonds). From time to time, the fund may invest in shares of companies through initial public offerings (IPOs). The fund will invest in securities of non-U.S. issuers that can be U.S.-dollar based or non-U.S.-dollar based on a hedged or unhedged basis. The fund may enter into currency transactions on a hedged or unhedged basis in order to seek total return.

With respect to its equity investments, the fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock of any rating.

The fund management team uses a multi-factor screen to identify securities that have above-average return potential. The factors and the weight assigned to a factor may change depending on market conditions. The most influential factors over time have been relative value and earnings estimate revisions.

The fund generally will sell a security when, in the management team's opinion, it reaches its price target, or there is a deterioration in the company's fundamentals, a change in macroeconomic outlook, technical deterioration, a need to rebalance the portfolio or a better opportunity elsewhere. The team uses a broad set of quantitative tools to enhance the timing of purchase or sell decisions.

Non-investment grade bonds acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB

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or lower by Standard & Poor's or Ba or lower by Moody's) or will be determined by the fixed income investment management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

As part of its normal operations, the fund may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund's primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment goal.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities and may buy options on a currency or a basket of currencies, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). The fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.
IMPORTANT DEFINITIONS

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Fundamentals: "Fundamental" information about a company (such as its income statement, balance sheet, earnings and sales history, products and management).

High Yield Bonds: Sometimes referred to as "junk bonds," these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the fund manager to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There are a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

S&P/Citigroup Global Broad Market Index: The all-encompassing S&P/Citigroup Global index is known as the Broad Market Index (BMI). The BMI measures the performance of the entire universe of investable securities greater than USD 100 million. The BMI is segmented into two size components: the Primary Market Index (PMI), and the Extended Market Index (EMI). The PMI defines the large-cap universe, representing the top 80% of BMI market capitalization for each listed country. The EMI defines the small-cap universe for each country, representing the remaining 20%.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Technical Analysis: The study and interpretation of securities in order to predict future trends. The technical tools used by the management team include: trending indicators such as moving averages and non-trending indicators such as cash flow and relative strengths.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

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Key Risks

The main risk of any investment in equity securities is that their prices fluctuate. The value of your investment can go up or down depending upon market conditions, which means you could lose money. The value of equity securities may decline due to developments relating to the issuer, industry factors or general market conditions. Equity securities generally have greater price volatility than fixed income securities.

Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subjected to wider price movements than comparable investments in U.S. companies. There is also less regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

Political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past, and may do so again in the future, as a result of economic and political turmoil in many of these countries.

Many U.S. companies in which the fund may invest generate significant revenues and earnings from abroad. As a result, these companies and the prices of their securities may be affected by weaknesses in global and regional economies and the relative value of foreign currencies to the U.S. dollar. These factors, taken as a whole, could adversely affect the price of fund shares.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the

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over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund's investment than if the fund held the securities of larger, more established companies.

Two risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

Non-investment grade securities carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also impact the market for lower-rated securities and the fund.

The market for high yield bonds is not as liquid as the markets for higher rated securities. This means that it may be harder to buy and sell high yield bonds, especially on short notice, and high yield bonds may be more difficult for the fund to value accurately than higher rated securities. The market for high yield bonds could also be impacted by legal or tax changes.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

The fund makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

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A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. The fund's investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performances. The investment performance of the fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund's performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

Because market conditions can vary, this fund's performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding exclusively U.S. securities may outperform this fund.

While the management team chooses stocks it believes to have potential for capital appreciation, there is no guarantee that the investments will increase in value or that they won't decline.

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Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Forward foreign currency exchange contracts do not eliminate movements in the value of non-U.S. currencies and securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

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Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

Any securities that are thinly traded or whose resale is restricted can be difficult to sell at the desired time and price. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper the fund's ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element. Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities. Where registration is required for restricted or illiquid securities, a considerable time period may elapse between the time the fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the fund might obtain less favorable pricing terms than when it decided to sell the security.

The expenses of the fund can be expected to be higher than those of other funds investing primarily in domestic securities because the costs attributable to investing abroad is usually higher.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

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Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The tables below describe the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Shareholder Fees

(Fees paid directly from your investment)

Redemption Fee* (as a percentage of amount redeemed)	2.0%

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	.90%
Other expenses	1.35%
Acquired fund fees and expenses	.01%
Total annual fund operating expenses	2.26%
Fee waivers and expense reimbursements[1]	.90%
Net expenses[1]	1.36%

  *  Fee applies only to shares that are redeemed or exchanged within 30 days of purchase.

  1  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Institutional class expenses to 1.35% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of those waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$138	$620	$1,128	$2,525

Fund Management

The fund management team is led by Thomas P. Callan, CFA, Managing Director at BlackRock Advisors, LLC (BlackRock), Michael D. Carey, CFA, a Managing Director at BlackRock, Jean M. Rosenbaum, CFA, a Managing Director at BlackRock, Erin Xie, PhD, a Managing Director at BlackRock, and Andrew Gordon, Managing Director of BlackRock Financial Management, Inc. (BFM) since 1996.

Mr. Callan, senior portfolio manager, is head of BlackRock Global Opportunities Team and is a manager and strategist for all of the team's portfolios. He is a member of the BlackRock Equity Operating Committee. Prior to joining BlackRock as a member of

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

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the global emerging-cap team in 1998, Mr. Callan was with the PNC Asset Management Group (PNC), which he joined in 1992.

Mr. Carey is a member of the BlackRock Global Opportunities Team. He is a portfolio manager for international small cap equity portfolios and a strategist for all of the team's products. Prior to joining BlackRock in 1998, Mr. Carey was an investment strategist with PNC. He began his career as a fixed income analyst with PNC in 1992.

Ms. Rosenbaum is a member of the BlackRock Global Opportunities Team. She is a portfolio manager for the U.S. opportunities portfolios and a strategist for all of the team's products. Prior to joining BlackRock in 1998, Ms. Rosenbaum was a health care analyst with PNC.

Ms. Xie is a member of the BlackRock Global Opportunities Team. Prior to joining BlackRock in 2005, she was a Senior Vice President and portfolio manager with State Street Research & Management (SSRM) responsible for managing the State Street Research Health Sciences Fund. Prior to joining SSRM in 2001, Ms. Xie was a research associate with Sanford Bernstein & Company covering the pharmaceutical industry.

Mr. Gordon is the head of the global bond team and a member of the Investment Strategy Group. His primary responsibilities include developing and implementing strategies in the non-dollar and emerging markets sectors of the fixed income markets. Prior to joining BFM in 1996, Mr. Gordon, as principal, was responsible for developing strategies for a small relative value global fixed income hedge fund. Prior to that, he had an eight-year affiliation with CS First Boston, where he pioneered the firm's international fixed income research effort.

Mr. Callan, Mr. Carey, Ms. Rosenbaum, Ms. Xie and Mr. Gordon have been managers of the fund since inception.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

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Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP. Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Institutional Share Outstanding Throughout The Period)

Global Opportunities

For the Period 1/31/06[1] through 9/30/06
Net asset value at beginning of period	$10.00
Income from investment operations
Net investment income	0.08 [2]
Net gain on investments, foreign currency and options (both realized and unrealized)	0.01
Total from investment operations	0.09
Redemption fees added to paid-in capital	0.01
Net asset value at end of period	$10.10
Total return	1.00%[3,4]
Ratios/Supplemental data
Net assets at end of period (in thousands)	$9,099
Ratios of expenses to average net assets
Net expenses	1.35%[5]
Total expenses	2.25%[5]
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	1.13%[5]
Before advisory/administration and other fee waivers	0.23%[5]
Portfolio turnover rate	110%

1  Commencement of operations of shares class.

2  Calculated using the average shares outstanding method.

3  Not Annualized.

4  Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return for redemption fees received during the period is 10 basis points.

5  Annualized.

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BlackRock

International Opportunities Portfolio

IMPORTANT DEFINITIONS

Emerging Market Stocks: Stocks issued by companies located in countries with emerging economies or securities markets. The list of emerging market countries includes, among others: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey and Venezuela.

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Fundamentals: "Fundamental" information about a company (such as its income statement, balance sheet, earnings and sales history, products and management).

S&P/Citigroup Extended Market Index Global Ex-U.S.: An unmanaged index comprised of smaller-capitalization stocks of both developed and emerging market countries. Index stocks represent the bottom 20% of available market capital for each individual country, with a minimum market capitalization of at least the local equivalent of US$100 million.

Technical Analysis: The study and interpretation of securities in order to predict future trends. The technical tools used by the management team include: trending indicators such as moving averages and non-trending indicators such as cash flow and relative strengths.

The fund is closed to new investors. Existing shareholders may make additional investments in current accounts. In addition, new accounts may be opened by (i) any investor if the taxpayer identification number for the new account will be the same as that for a current account and (ii) 401(k), 403(b), 457 and other similar group retirement plan programs or certain discretionary wrap fee programs that have current accounts.

Investment Goal

The fund seeks long-term capital appreciation.

Primary Investment Strategies

In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by international emerging capitalization companies (defined as those with market capitalizations equal to those within the universe of S&P/ Citigroup Extended Market Index Global Ex-U.S. stocks). The fund may invest up to 25% of its net assets in stocks of issuers in emerging market countries. The fund primarily buys common stock but can also invest in preferred stock and securities convertible into common and preferred securities. From time to time the fund may invest in shares of companies through initial public offerings (IPOs).

The fund management team uses a multi-factor screen to identify stocks that have above-average return potential. The factors and the weight assigned to a factor may change depending on market conditions. The most influential factors over time have been relative value and earnings estimate revisions.

The fund generally will sell a stock when, in the management team's opinion, there is a deterioration in the company's fundamentals, a change in macroeconomic outlook, technical deterioration, valuation issues, a need to rebalance the portfolio or a better opportunity elsewhere. The team uses a broad set of quantitative tools to enhance the timing of purchase or sell decisions.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund's primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment goal.

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As part of its normal operations, the fund may also hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities and may buy options on a currency or a basket of currencies, or enter into foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of currency with another party for that other party's obligation to pay or its right to receive another type of currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). The fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in equity securities is that their prices fluctuate. The value of your investment can go up or down depending upon market conditions, which means you could lose money. The value of equity securities may decline due to developments relating to the issuer, industry factors or general market conditions. Equity securities generally have greater price volatility than fixed income securities.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well

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known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund's investment than if the fund held the securities of larger, more established companies.

Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

In addition, political and economic structures in emerging markets countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past, and may do so again in the future, as a result of economic and political turmoil in many of these countries.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performances. The investment performance of the fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund's performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations.

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Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

While the management team chooses stocks they believe have above-average return potential, there is no guarantee that the investments will increase in value or that they won't decline.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective.

Forward foreign currency exchange contracts do not eliminate movements in the value of non-U.S. currencies and securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may

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cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

The expenses of the fund can be expected to be higher than those of other funds investing primarily in domestic securities because the costs attributable to investing abroad is usually higher.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long- term performance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the S&P/ Citigroup Extended Market Index Global Ex-U.S., a recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

International Opportunities

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As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	Since Inception	Inception Date[1]
International Opportunities
Return Before Taxes	31.88%	5.64%	22.02%	09/26/97
Return After Taxes on Distributions	27.30%	24.65%	20.41%
Return After Taxes on Distributions and Sale of Shares	22.40%	2.56%	19.06%
S&P/Citigroup EMI Global Ex-U.S. (Reflects no deduction for fees, expenses or taxes)	30.84%	24.39%	11.31%	N/A

  *  The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

One factor impacting the fund's total return to date was its investment in IPOs and companies that had recently gone public. There is no assurance that the fund's investments in IPOs or newly-public companies will have the same impact on performance in the future as they did in the past.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The tables below describe the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The "Annual Fund Operating Expenses" table is based on the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Shareholder Fees

(Fees paid directly from your investment)

Redemption Fee* (as a percentage of amount redeemed)	2.0%

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	.99%
Other expenses	.31%
Acquired fund fees and expenses[1]	– –%
Total annual fund operating expenses	1.30%
Fee waivers and expense reimbursements[2]	– –%
Net expenses[2]	1.30%

  *  Fee applies only to shares that are redeemed or exchanged within 30 days of purchase.

  1  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Institutional class expenses to 1.45% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

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Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$132	$412	$713	$1,568

Fund Management

The fund management team is led by Thomas P. Callan, CFA, Managing Director at BlackRock Advisors, LLC (BlackRock), and Michael D. Carey, CFA, Managing Director at BlackRock.

Mr. Callan, senior portfolio manager, is head of the BlackRock Global Opportunities Team and is a manager and strategist for all of the team's portfolios. He is a member of the BlackRock Equity Operating Committee. Prior to joining BlackRock as a member of the global emerging-cap team in 1998, Mr. Callan was with the PNC Asset Management Group, which he joined in 1992.

Mr. Carey is a member of the BlackRock Global Opportunities Team. He is a portfolio manager for international small cap equity portfolios and a strategist for all of the team's products. Prior to joining BlackRock in 1998, Mr. Carey was an investment strategist with the PNC Asset Management Group. He began his career as a fixed income analyst with PNC in 1992.

Mr. Callan has been a manager of the fund since April 1999 and Mr. Carey since January 2002.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

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Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Institutional Share Outstanding Throughout Each Period)

International Opportunities Portfolio

	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$34.34	$24.44	$19.96	$15.22	$14.86
Income from investment operations
Net investment income	0.37 [2]	0.53 [2]	0.08 [2]	– – [3]	0.05
Net gain on investments (both realized and unrealized)	8.57	9.68	4.41	4.73	0.27
Total from investment operations	8.94	10.21	4.49	4.73	0.32
Less distributions
Distributions from net investment income	(0.37)	(0.32)	(0.02)	– –	– –
Distributions from net realized gains	(0.76)	– –	– –	– –	– –
Total distributions	(1.13)	(0.32)	(0.02)	– –	– –
Redemption fees added to paid-in capital	0.01	0.01	0.01	0.01	0.04
Net asset value at end of period	$42.16	$34.34	$24.44	$19.96	$15.22
Total return	26.64%[4]	42.13%[5]	22.54%[6]	31.14%[7]	2.42%[8]
Ratios/Supplemental data
Net assets at end of period (in thousands)	$336,000	$216,070	$96,535	$57,950	$54,164
Ratios of expenses to average net assets
Net expenses	1.33%	1.45%	1.45%	1.41%	1.33%
Total expenses	1.33%	1.51%	1.58%	1.51%	1.43%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	0.91%	1.81%	0.31%	0.42%	0.27%
Before advisory/administration and other fee waivers	0.91%	1.75%	0.17%	0.32%	0.17%
Portfolio turnover rate	91%	86%	98%	72%	104%

1  Audited by other auditors.

2  Calculated using the average shares outstanding method.

3  Net investment income is less than $0.01 per share.

4  Redemption fee of 2.00% Received by the portfolios is reflected in total return calculations. The impact to the return for redemption fees received during the period is 3 basis points.

5  Redemption fee of 2.00% received by Portfolios is reflected in total return calculations. The impact to the return, for redemption fees received during the period, is 4 basis points.

6  Redemption fee of 2.00% received by Portfolios is reflected in total return calculations. The impact to the return, for redemption fees received during the period, is 5 basis points.

7  Redemption fee of 2.00% received by Portfolios is reflected in total return calculations. The impact to the return, for redemption fees received during the period, is 6 basis points.

8  Redemption fee of 2.00% received by Portfolios is reflected in total return calculations. The impact to the return, for redemption fees received during the period, is 27 basis points.

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BlackRock

Index Equity Portfolio

IMPORTANT DEFINITIONS

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Index Investing: An investment strategy involving the creation of a portfolio tailored to closely match the composition and investment performance of a specific stock or bond market index. Index funds offer investors diversification among securities, low portfolio turnover and relative predictability of portfolio composition. The Index Master Portfolio engages in index investing.

Large Capitalization Companies: Capitalization refers to the market value of the company and is calculated by multiplying the number of shares outstanding by the current price per share. Larger companies may be more likely to have the staying power to get them through all economic cycles; however their size may also make them less flexible and innovative than smaller companies.

S&P 500® Index: The Standard & Poor's Composite Stock Price Index, an unmanaged index of 500 stocks, most of which are listed on the New York Stock Exchange. The index focuses on the large-cap segment of the market, with over 80% coverage of U.S. equities.

The Institutional share class is closed to new investors. Existing shareholders may make additional investments in current accounts. In addition, new accounts may be opened by (i) any investor if the taxpayer identification number for the new account will be the same as that for a current account and (ii) 401(k), 403 (b), 457 and other similar group retirement plan programs or certain discretionary wrap fee programs that have current accounts.

Investment Goal

The fund's investment goal is to approximate the Investment performance of S&P 500® Index, in terms of its total investment return.

Primary Investment Strategies

In pursuit of this goal, the fund invests all of its assets indirectly, through The U.S. Large Company Series (the Index Master Portfolio) of The DFA Investment Trust Company, in the stocks of the S&P 500® Index using a passive investment style that seeks to approximate the returns of the S&P 500® Index. The Index Master Portfolio, under normal market conditions, invests at least 95% of its total assets in substantially all the stocks of the S&P 500® Index in approximately the same proportion as they are represented in the Index. Given the impact on prices of securities affected by the reconstitution of the S&P 500® Index around the time of a reconstitution date, the Index Master Portfolio may purchase or sell securities that may be impacted by the reconstitution before or after the reconstitution date of the S&P 500® Index.

The Index Master Portfolio may invest some of its assets generally not more than 5% of net assets) in certain short-term fixed income securities pending investment or to pay redeeming shareholders.

The Index Master Portfolio may, to the extent consistent with its investment goal, invest in index futures contracts and options on index futures contracts, commonly known as derivatives, to gain market exposure on uninvested cash pending investment in securities or to maintain liquidity to pay redemptions. The Index Master Portfolio can buy additional securities when borrowings are outstanding. This practice can have the effect of increasing the fund's losses or gains.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval. The investment goal of the Index Master Portfolio may not be changed without shareholder approval.

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Key Risks

The main risk of any investment in equity securities is that their prices fluctuate. The value of your investment can go up or down depending upon market conditions, which means you could lose money. There is no guarantee that the shares will increase in value or that they won't decline. The value of equity securities may decline due to developments relating to the issuer, industry factors or general market conditions. Equity securities generally have greater price volatility than fixed income securities.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles. The Index Master Portfolio is not actively managed and poor performance of a stock will ordinarily not result in its elimination from the Index Master Portfolio. The Index Master Portfolio will remain fully invested in stocks even when stock prices are generally falling. Ordinarily, portfolio securities will not be sold except to reflect additions or deletions of the stocks that comprise the S&P 500® Index (including additions or deletions resulting from mergers, reorganizations and similar transactions), and, to the extent necessary, to provide cash to pay redeeming shareholders. The investment performance of the Index Master Portfolio and the fund (not taking into account fund expenses) is expected to approximate the investment performance of the S&P 500® Index, which tends to be cyclical in nature, reflecting periods when stock prices generally rise or fall.

The Index Master Portfolio's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, the Index Master Portfolio's investment adviser may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes

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subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. The Index Master Portfolio can borrow money to buy additional securities. This practice can have the effect of increasing the fund's losses or gains.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long- term performance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the S&P 500® Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

Index Equity

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
Index Equity
Return Before Taxes	15.79%	6.06%	8.23%	04/20/92
Return After Taxes on Distributions	15.50%	5.73%	7.81%
Return After Taxes on Distributions and Sale of Shares	10.60%	5.11%	7.06%
S&P 500® (Reflects no deduction for fees, expenses or taxes)	15.79%	6.19%	8.42%	N/A

  *  The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

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After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Annual Fund Operating Expenses1

(Expenses that are deducted from fund assets)

Advisory fees	.025%
Other expenses	.175%
Total annual fund operating expenses	.20%
Fee waivers and expense reimbursements[2]	.02%
Net expenses[2]	.18%

  1  The Annual Fund Operating Expenses table and the Example reflect the expenses of both the Index Equity and Index Master Portfolios.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Institutional class expenses to 0.18% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion on these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$18	$62	$111	$253

Index Master Portfolio Management

Dimensional Fund Advisors LP (DFA) serves as investment advisor to the Index Master Portfolio. As such, DFA is responsible for the management of the Index Master Portfolio's assets. The Index Master Portfolio is managed using a team approach. The investment team includes the Investment Committee of DFA, portfolio managers and all other trading personnel.

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies (other than the Index Master Portfolio).

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

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The Investment Committee is composed primarily of certain officers and directors of DFA who are appointed annually. As of the date of this prospectus, the Investment Committee has seven members. Investment strategies for the Index Master Portfolio are set by the Investment Committee, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee also sets and reviews all investment related policies and procedures and approves any changes in regards to security types and brokers.

In accordance with the team approach used to manage the Index Master Portfolio, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee. The portfolio managers and portfolio traders also make daily investment decisions regarding the Index Master Portfolio including running buy and sell programs based on the parameters established by the Investment Committee. The portfolio manager named below coordinates the efforts of all other portfolio managers with respect to the category of portfolios indicated. For this reason, DFA has identified Robert T. Deere as the individual primarily responsible for the day-to-day management of the Index Master Portfolio.

Mr. Deere is a Senior Portfolio Manager and Vice President of DFA and a member of the Investment Committee. Mr. Deere received his MBA from the University of California at Los Angeles in 1991. He also holds a B.S. and a B.A. from the University of California at San Diego. Mr. Deere joined DFA in 1991 and has been responsible for the domestic equity portfolios since 1994.

The Statement of Additional Information (SAI) provides information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of Index Master Portfolio and Index Equity Portfolio shares.

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Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Institutional Share Outstanding Throughout Each Period)

Index Equity Portfolio

	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$23.63	$21.49	$19.19	$15.69	$20.03
Income from investment operations
Net investment income	0.44 [2]	0.45 [2]	0.34 [2]	0.30	0.25
Net gain (loss) on investments (both realized and unrealized)	2.08	2.15	2.29	3.48	(4.34)
Total from investment operations	2.52	2.60	2.63	3.78	(4.09)
Less distributions
Distributions from net investment income	(0.45)	(0.46)	(0.33)	(0.28)	(0.25)
Total distributions	(0.45)	(0.46)	(0.33)	(0.28)	(0.25)
Net asset value at end of period	$25.70	$23.63	$21.49	$19.19	$15.69
Total return	10.75%[3]	12.17%[3]	13.71%[3]	24.20%	(20.65)%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$474,801	$595,050	$546,947	$618,249	$741,161
Ratios of expenses to average net assets
Net expenses	0.18%[4]	0.18%[4]	0.18%[4]	0.18%[4]	0.18%[4]
Total expenses	0.26%[4]	0.37%[4]	0.36%[4]	0.37%[4]	0.33%[4]
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	1.81%	1.95%	1.56%	1.63%	1.35%
Before advisory/administration and other fee waivers	1.73%	1.76%	1.38%	1.44%	1.20%
Portfolio turnover rate	4%[5]	7%[6]	2%[7]	10%[8]	6%[9]

1  Audited by other auditors.

2  Calculated using the average shares outstanding method.

3  Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. There was no impact to the return.

4  Includes the pro-rata share of expenses allocated from The U.S. Large Company Series of The DFA Investment Trust Company of 0.06%, the annualized expense ratio, for the years ended September 30, 2002 to September 30, 2005 and 0.04% for the year ended September 30, 2006.

5  For period December 1, 2004 through September 30, 2006.

6  For period December 1, 2003 through September 30, 2005.

7  For period December 1, 2002 through September 30, 2004.

8  For period December 1, 2001 through September 30, 2003.

9  For period December 1, 2000 through September 30, 2002.

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About Your Investment

Buying Shares

Institutional Shares are offered without a sales charge to:

■  Institutional and individual investors with a minimum investment of $2 million

■  Certain qualified employee benefit plans

■  Investors in selected fee-based programs

■  Registered investment advisers with a minimum investment of $250,000

■  Trust departments of PNC Bank and Merrill Lynch Trust Company and their affiliates on behalf of clients for whom they

■  act in a fiduciary capacity (excluding participant-directed employee benefit plans)

■  otherwise have investment discretion or

■  act as custodian for at least $2 million in assets

■  Unaffiliated banks, thrifts or trust companies that have agreements with the Fund's distributor

■  Holders of certain Merrill Lynch-sponsored unit investment trusts (UITs) who reinvest dividends received from such UITs in shares of one or more BlackRock funds

Purchase orders may be placed by calling (800) 441-7762.

Investors who currently own Institutional Shares of a fund may make additional purchases of Institutional Shares of that fund except for investors holding shares through certain client accounts at financial intermediaries that are omnibus with the Fund and do not meet applicable minimums.

What Price Per Share Will You Pay?

The price of mutual fund shares generally changes every day the New York Stock Exchange (NYSE) is open (business day). A mutual fund is a pool of investors' money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $50 million and has 5 million shares outstanding, the net asset value (NAV) per share is $10.

Purchase orders received before the close of regular trading on the NYSE (currently 4 p.m. (Eastern time)) on each day the NYSE is open will be priced based on the NAV calculated at the close of trading on that day. NAV is calculated separately for each class of shares of each fund as of the close of business on the NYSE, generally 4 p.m. (Eastern time), each day the NYSE is open.

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Shares will not be priced on days the NYSE is closed. Purchase orders received after the close of trading will be priced based on the next calculation of NAV. Non-U.S. securities and certain other securities held by a fund may trade on days when the NYSE is closed. In these cases, net asset value of shares may change when fund shares cannot be bought or sold.

Since the NAV changes daily, the price of your shares depends on the time that your order is received.

Each fund's assets are valued primarily on the basis of market quotations. Certain short-term debt securities are valued on the basis of amortized cost. When a determination is made that market quotations are not readily available, including, but not limited to, when (i) the exchange or market on which a security is traded does not open for trading for an entire trading day and no other market prices are available, (ii) a particular security does not trade regularly or has had its trading halted, (iii) a security does not have a price source due to its lack of liquidity, (iv) BlackRock believes a market quotation from a broker-dealer is unreliable (e.g., where it varies significantly from a recent trade), (v) the security is thinly traded or (vi) there has been a significant subsequent event, each fund values the affected securities at fair value as determined by BlackRock pursuant to procedures adopted by the Fund's Board of Trustees. For example, the fund will value a security that trades principally on a foreign market using the most recent closing market price from the market on which the security principally trades, unless, in BlackRock's judgment, a significant event subsequent to the market close has rendered such market closing price unreliable. Because significant events could affect the value of a foreign security between the close of the foreign market where the security is principally traded and the time the fund calculates its NAV, such closing price may not be reflective of current market conditions. In this case, the fund will use what it believes to be the fair value of the security as of the time the fund calculates its NAV.

Fair value represents a good faith approximation of the value of a security. A security's valuation may differ depending on the method used for determining value. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining a fund's NAV. As a result, a fund's sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

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Certain financial institutions may buy and sell Institutional Shares on behalf of their customers. The institutions may charge a fee for this service and may impose additional conditions on owning fund shares. Shareholders should contact their institutions for more information.

Paying for Shares

Payment for Institutional Shares must normally be made in Federal funds or other funds immediately available by 4 p.m. (Eastern time) on the first business day following receipt of the order. Payment may also, at the discretion of the Fund, be made in the form of securities that are permissible investments for the respective fund. If payment is not received by this time, you will be responsible for any loss to the Fund.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Fund, to obtain, verify and record information that identifies each person who opens an account. When opening an account, you will be asked for your name, address, date of birth and other information that will allow the Fund to identify you. The Fund may also ask to see other identifying documents such as a driver's license (for individuals) or Articles of Incorporation or other formation documents (for institutions). The Fund may use a third party to obtain and verify this information. The Fund may not be able to establish an account, or it may close your existing account and/or redeem your shares involuntarily, if you do not provide sufficient information within the relevant time periods.

How Much is the Minimum Investment?

The minimum investment for the initial purchase of Institutional Shares is:

■  $2 million for institutions and individuals

■  $250,000 for registered investment advisers

The Fund has lower investment minimums for other categories of shareholders eligible to purchase Institutional Shares, including selected fee-based programs and qualified employee benefit plans, as set forth in the "Buying Shares" section. The Fund does not accept third party checks as payment for shares.

The Fund may permit a lower initial investment for certain investors if their purchase, combined with purchases by other investors received together by the Fund, meets the minimum

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investment requirement. The Fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements for any shareholder and suspend and resume the sale of any share class of any fund at any time for any reason.

Distribution and Service Plan

The Fund has adopted a plan (the Plan) that allows the Fund to pay distribution fees for the sale of its shares under Rule 12b-1 of the Investment Company Act and shareholder servicing fees for certain services provided to its shareholders.

In accordance with the Plan, Institutional shares currently do not make such payments. The Fund, however, may enter into non-Plan agreements with brokers, dealers, financial institutions and industry professionals (including PNC Bank, Merrill Lynch & Co., Inc. (Merrill Lynch), BlackRock and their affiliates) (Service Organizations) pursuant to which the Fund will pay a Service Organization for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are in addition to, rather than in lieu of, fees the Fund pays to its transfer agent and are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization or (2) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial.

The Plan permits BlackRock, BlackRock Distributors, Inc. (the Distributor) and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Fund). From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits. BlackRock, the Distributor and their affiliates may compensate affiliated and unaffiliated Service Organizations for the sale and distribution of shares of the Fund or for these other services to the Fund and shareholders. These payments may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Service Organization, or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as "revenue sharing" payments. In some

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circumstances, these revenue sharing payments may create an incentive for a Service Organization, its employees or associated persons to recommend or sell shares of the Fund to you. Please contact your Service Organization for details about payments it may receive from the Fund or from BlackRock, the Distributor or their affiliates. For more information, see the SAI.

Master-Feeder Structure

The Index Equity Portfolio, unlike many other investment companies which directly acquire and manage their own portfolio of securities, invests all of its assets in the Index Master Portfolio. The Index Equity Portfolio may withdraw its investment in the Index Master Portfolio at any time on 30 days notice to the Index Master Portfolio if the Board of Trustees of the Fund determines that it is in the best interest of the Index Equity Portfolio to do so. Upon withdrawal, the Board of Trustees would consider what action to take. It might, for example, invest all the assets of the Index Equity Portfolio in another mutual fund having the same investment goal as the Index Equity Portfolio or hire an investment adviser to manage the Index Equity Portfolio's assets.

Selling Shares

Shareholders may place redemption orders by telephoning (800) 441-7762. Shares are redeemed at the NAV per share next determined after receipt of the redemption order, minus any applicable redemption fee. See "Market Timing and Redemption Fees" below. The Fund, its administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures.

Payment for redeemed shares for which a redemption order is received before 4 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming shareholder on the next business day, provided that the funds' custodian is also open for business. Payment for redemption orders received after 4 p.m. (Eastern time) or on a day when the funds' custodian is closed is normally wired in Federal funds on the next business day following redemption on which the funds'

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custodian is open for business. The Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of the Fund, an earlier payment could adversely affect a fund. No charge for wiring redemption payments is imposed by the Fund.

During periods of substantial economic market changes telephone redemptions may be difficult to complete. Redemption requests may also be mailed to BlackRock Funds, c/o PFPC Inc., P.O. Box 9819, Providence, RI 02940.

The Fund is not responsible for the efficiency of the Federal wire system or the shareholder's firm or bank. The Fund does not currently charge for wire transfers. The shareholder is responsible for any charges imposed by the shareholder's bank. To change the name of the single, designated bank account to receive wire redemption proceeds, it is necessary to send a written request to BlackRock Funds, c/o PFPC Inc., P.O. Box 9819, Providence, RI 02940.

The Fund may refuse a telephone redemption request if it believes it is advisable to do so.

Market Timing and Redemption Fees

The Board of Trustees of the Fund has determined that the interests of long-term share holders and the Fund's ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations—also known as "market timing." The funds are not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege for Investor, Institutional and R Shares is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of a fund and its shareholders. For example, large flows of cash into and out of a fund may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve the fund's investment goal. Frequent trading may cause a fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce a fund's performance.

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A fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of the fund's portfolio securities and the determination of the fund's NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling fund shares at a price that does not reflect their true value. A similar risk exists for funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. The Fund will seek to eliminate these opportunities by using fair value pricing, as described in "What Price Per Share Will You Pay?" above.

The Fund discourages market timing and seeks to prevent frequent purchases and sales or exchanges of fund shares that it determines may be detrimental to a fund or long-term shareholders. The Board of Trustees has approved the policies discussed below to seek to deter market timing activity. The Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of fund shares because legitimate strategies, such as asset allocation, dollar cost averaging or similar activities, may result in frequent trading of fund shares. It is not expected that shareholders would be harmed by such legitimate activities.

If, as a result of its own investigation, information provided by a financial intermediary or other third party, or otherwise, the Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If the Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and the Fund will not be responsible for any losses you therefore may suffer. In addition, any redemptions or exchanges that you make (as a result of the activity described above or otherwise) will be subject to any and all redemption fees, as described below. For transactions placed directly with the Fund, the Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Fund. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however,

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include multiple investors and such accounts typically provide the Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated are not known by the Fund. While the Fund monitors for market timing activity, the Fund may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the funds. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a financial intermediary is determined by the Fund to be engaged in market timing or other improper trading activity, the Fund's distributor may terminate such financial intermediary's agreement with the distributor, suspend such financial intermediary's trading privileges or take other appropriate actions.

Each of the Fund's High Yield Bond, International Bond, Aurora, Small/Mid-Cap Growth, Small Cap Value Equity, Small Cap Core Equity, Small Cap Growth Equity, Health Sciences Opportunities, Global Science & Technology Opportunities, Global Resources, All-Cap Global Resources, U.S. Opportunities, Global Opportunities and International Opportunities Portfolios will automatically assess and retain a fee of 2% of the current NAV, after excluding the effect of any contingent deferred sales charges, of shares being redeemed or exchanged within 30 days of acquisition (other than those acquired through reinvestment of dividends or other distributions). A new 30-day period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Portfolio A are exchanged for shares of Portfolio B 20 days after the purchase of the Portfolio A shares, followed in 20 days by an exchange of the Portfolio B shares for shares of Portfolio C, will be subject to two redemption fees (one on each exchange).

The redemption fee is for the benefit of the remaining shareholders of a fund and is intended to encourage long-term investment, to compensate for transaction and other expenses caused by early redemptions and exchanges, and to facilitate portfolio management. The "first-in, first-out" method is used to determine the holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. The Fund sells shares to some 401(k) plans, 403(b) plans, bank or trust company

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accounts, and accounts of certain financial institutions or intermediaries that do not apply the redemption fee to underlying shareholders, often because of administrative or systems limitations. From time to time, with the approval of the Fund, the redemption fee will not be assessed on redemptions or exchanges by: (i) accounts of asset allocation programs or wrap programs whose trading practices are determined by the Fund not to be detrimental to a fund or long-term shareholders (e.g., model driven programs with periodic automatic portfolio rebalancing that prohibit participant-directed trading and other programs with similar characteristics); (ii) accounts of shareholders who have died or become disabled; (iii) shareholders redeeming or exchanging shares through the Fund's Systematic Withdrawal Plan, Systematic Exchange Plan or in connection with required distributions from an IRA, 401(k) plan, 403(b) plan or any other Internal Revenue Code Section 401 qualified employee benefit plan or account, or distribution from a 529 plan; (iv) shareholders executing rollovers of current investments in the Fund through qualified employee benefit plans; and (v) certain other accounts in the absolute discretion of the Fund when the redemption fee is de minimis or a shareholder can demonstrate hardship. The Fund reserves the right to modify or eliminate these waivers at any time.

There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

The Fund may from time to time use other methods that it believes are appropriate to deter market timing or other trading activity that may be detrimental to a fund or long-term shareholders.

The Fund's
Rights

The Fund may:

■  Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act,

■  Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act or as described in the second paragraph in the section "Selling Shares" above,

■  Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level, as described below, and

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■  Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act.

Accounts with Low Balances

The Fund may redeem a shareholder's account in any fund at any time if the net asset value of the account in such fund falls below the required minimum initial investment as the result of a redemption or an exchange request. The shareholder will be notified in writing that the value of the account is less than the required amount and the shareholder will be allowed 60 days to make additional investments before the redemption is processed.

Statements

Every shareholder automatically receives quarterly account statements. In addition, for tax purposes, shareholders also receive a yearly statement describing the characteristics of any dividends or other distributions received.

Management

BlackRock Funds' adviser is BlackRock Advisors, LLC (BlackRock). BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 100 Bellevue Parkway, Wilmington, DE 19809. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with approximately $1.125 trillion of assets under management as of December 31, 2006. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc. and Merrill Lynch & Co., BlackRock Financial Management, Inc. (BFM), an affiliate of BlackRock located at 40 E. 52nd Street, New York, NY 10022, acts as sub-adviser for the Asset Allocation Portfolio and for a portion of the assets of the Global Opportunities Portfolio. BlackRock International, Ltd. (BIL), an affiliate of BlackRock located at 40 Torphichen Street, Edinburgh, Scotland EH3 8JB, acts as sub-adviser for the International Opportunities Portfolio. The only fund not managed by BlackRock is the Index Equity Portfolio, which invests all of its assets in the Index Master Portfolio. The Index Master Portfolio is advised by Dimensional Fund Advisors LP (DFA), located at 1299 Ocean Avenue, Santa Monica, CA 90401. DFA was organized in May 1981 and provides investment management services to institutional investors. As of November 30, 2006, DFA had $120 billion in assets under management.

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IMPORTANT DEFINITIONS

Adviser: The adviser of a mutual fund is responsible for the overall investment management of the fund. The adviser for BlackRock Funds is BlackRock. The adviser for the Index Master Portfolio is Dimentional Fund Advisors LP.

Sub-Adviser: The sub-adviser of a fund is responsible for its day-to-day management and will generally make all buy and sell decisions. Sub- advisers also provide research and credit analysis. The sub-adviser for the Asset Allocation and Global Opportunities Portfolios is BlackRock Financial Management, Inc. The sub-adviser for the International Opportunities Portfolio is BlackRock International, Ltd.

For their investment advisory and sub-advisory services, BlackRock, BFM, BIL and DFA, as applicable, are entitled to fees computed daily on a fund-by-fund basis and payable monthly. For the fiscal year ended September 30, 2006, the aggregate advisory fees paid by the funds to BlackRock, as a percentage of average daily net assets were:

Investment Trust	0.50%
Capital Appreciation	0.65%
Mid-Cap Value	0.77%
Mid-Cap Growth	0.78%
Aurora	0.81%
Small/Mid-Cap Growth	0.73%
Small Cap Value	0.54%
Small Cap Core	0.98%
Small Cap Growth	0.55%
Asset Allocation	0.53%
Health Sciences Opportunities	0.75%
Global Science & Technology Opportunities	0.78%
Global Resources	0.74%
All-Cap Global Resources	0.75%
U.S. Opportunities	0.94%
Global Opportunities	0.05%
International Opportunities	0.99%

For the fiscal year ended November 30, 2006, the Index Master Portfolio paid DFA an aggregate advisory fee of .025% of average daily net assets.

The total annual advisory fees that can be paid to BlackRock (as a percentage of average daily net assets) are as follows:

Total Annual Advisory Fee for the Small Cap Value Equity, Small Cap Growth Equity and Asset Allocation Portfolios and the Investment Trust (Before Waivers)

AVERAGE DAILY NET ASSETS	INVESTMENT ADVISORY FEE
First $1 billion	0.550%
$1 billion-$2 billion	0.500%
$2 billion-$3 billion	0.475%
more than $3 billion	0.450%

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Total Annual Advisory Fee for the Capital Appreciation Portfolio (Before Waivers)

AVERAGE DAILY NET ASSETS	INVESTMENT ADVISORY FEE
First $1 billion	0.650%
$1 billion-$2 billion	0.600%
$2 billion-$3 billion	0.575%
more than $3 billion	0.550%

Total Annual Advisory Fee for the Mid-Cap Value Equity and Mid-Cap Growth Equity Portfolios (Before Waivers)

AVERAGE DAILY NET ASSETS	INVESTMENT ADVISORY FEE
First $1 billion	0.800%
$1 billion-$2 billion	0.700%
$2 billion-$3 billion	0.650%
more than $3 billion	0.625%

Total Annual Advisory Fee for the Aurora Portfolio (Before Waivers)

AVERAGE DAILY NET ASSETS	INVESTMENT ADVISORY FEE
First $1 billion	0.850%
$1 billion-$2 billion	0.800%
$2 billion-$3 billion	0.750%
more than $3 billion	0.700%

Total Annual Advisory Fee for the Global Science & Technology Opportunities and Global Opportunities Portfolios (Before Waivers)

AVERAGE DAILY NET ASSETS	INVESTMENT ADVISORY FEE
First $1 billion	0.900%
$1 billion-$2 billion	0.850%
$2 billion-$3 billion	0.800%
more than $3 billion	0.750%

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Total Annual Advisory Fee for the Small/Mid-Cap Growth, Health Sciences Opportunities, Global Resources and All-Cap Global Resources Portfolios (Before Waivers)

AVERAGE DAILY NET ASSETS	INVESTMENT ADVISORY FEE
First $1 billion	0.750%
$1 billion-$2 billion	0.700%
$2 billion-$3 billion	0.675%
more than $3 billion	0.650%

Total Annual Advisory Fee for the International Opportunities Portfolio (Before Waivers)

AVERAGE DAILY NET ASSETS	INVESTMENT ADVISORY FEE
First $1 billion	1.00%
$1 billion-$2 billion	0.950%
$2 billion-$3 billion	0.900%
more than $3 billion	0.850%

Total Annual Advisory Fee for the U.S. Opportunities Portfolio (Before Waivers)

AVERAGE DAILY NET ASSETS	INVESTMENT ADVISORY FEE
First $1 billion	1.10%
$1 billion-$2 billion	1.05%
$2 billion-$3 billion	1.025%
more than $3 billion	1.00%

The Small Cap Core Equity Portfolio pays BlackRock a maximum annual advisory fee of 1.00% of its average daily net assets.

The Index Master Portfolio pays DFA a maximum annual advisory fee of .025% of its average daily net assets.

A discussion regarding the basis for the Board of Trustees of the Fund approving the Fund's investment advisory contracts is available in the Fund's semi-annual report to shareholders.

Information about the portfolio manager for each of the funds is presented in the appropriate fund section.

As discussed above, BlackRock has agreed contractually to cap net expenses (excluding (i) interest, taxes, brokerage commissions, and other expenditures which are capitalized in accordance with

158

generally accepted accounting principles; (ii) expenses incurred directly or indirectly by a fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, a fund's investments; and (iv) other extraordinary expenses not incurred in the ordinary course of a fund's business, if any) of each share class of each fund at the levels shown in each fund's expense table.

To achieve this cap, BlackRock and the Fund have entered into an expense limitation agreement. The agreement sets a limit on certain of the operating expenses of each class of shares and requires BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit.

If within two years following a waiver or reimbursement the operating expenses of a share class that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that share class, the share class is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the fund of which the share class is a part has more than $50 million in assets, (2) BlackRock or an affiliate serves as the fund's investment adviser or administrator and (3) the Board of Trustees of the Fund has approved in advance the payments to BlackRock at the previous quarterly meeting of the Board.

Conflicts of Interest

The investment activities of BlackRock and its affiliates (including, for these purposes, Merrill Lynch & Co., Inc., BlackRock, Inc., The PNC Financial Services Group, Inc. and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively with BlackRock, the Affiliates)) in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock provides investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the funds. BlackRock and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more Affiliates act or may act as an investor, investment banker,

159

research provider, investment manager, financer, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in the global fixed income, currency, commodity, equity and other markets in which the funds directly and indirectly invest. Thus, it is likely that the funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate performs or seeks to perform investment banking or other services. One or more Affiliates may engage in proprietary trading and advise accounts and mutual funds that have investment objectives similar to those of the funds and/or that engage in and compete for transactions in the same types of securities, currencies and instruments as the funds. The trading activities of these Affiliates are carried out without reference to positions held directly or indirectly by the funds and may result in an Affiliate having positions that are adverse to those of the funds. No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the funds. As a result, an Affiliate may compete with the funds for appropriate investment opportunities. The results of the funds' investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the funds could sustain losses during periods in which one or more Affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the funds may, from time to time, enter into transactions in which an Affiliate or its other clients have an adverse interest. Furthermore, transactions undertaken by an Affiliate or Affiliate-advised clients may adversely impact the funds. Transactions by one or more Affiliate-advised clients or BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the funds. The funds' activities may be limited because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. In addition, the funds may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. The funds also may invest in securities of companies for which an Affiliate provides or may some day provide research coverage. An Affiliate may have business relationships with and purchase or distribute or sell services or products from or to

160

distributors, consultants or others who recommend the funds or who engage in transactions with or for the funds. The funds may also make brokerage and other payments to an Affiliate in connection with the funds' portfolio investment transactions.

Under a securities lending program approved by the Fund's Board of Trustees, the Fund has retained an Affiliate of BlackRock to serve as the securities lending agent for the funds to the extent that a fund participates in the securities lending program. For these services, the lending agent may receive a fee from the funds, including a fee based on the returns earned on the funds' investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the funds may lend its portfolio securities under the securities lending program.

The activities of BlackRock or its Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.

Dividends and Distributions

BlackRock Funds makes two kinds of distributions to shareholders: net investment income and net realized capital gains.

The Fund will distribute net investment income, if any, at least annually. Net realized capital gains (including net short-term capital gains), if any, will be distributed by a fund at least annually at a date determined by the Fund's Board of Trustees.

Your distributions will be reinvested at net asset value in new shares of the same class of the fund unless you instruct PFPC Inc. in writing to pay them in cash. There are no sales charges on these reinvestments.

If you invest in a fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as "buying a dividend." Distributions that are declared in December, but paid in January are taxable as if they were paid in December.

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The Index Equity Portfolio seeks to achieve its investment goal by investing all of its assets in the Index Master Portfolio (which is taxable as a partnership for federal income tax purposes). The Index Equity Portfolio is allocated its distributive share of the income (including qualified dividend income), gains (including capital gains), losses, deductions and credits of the Index Master Portfolio. The Index Equity Portfolio's distributive share of such items, plus gain (or minus loss), if any, on the redemption of shares of the Index Master Portfolio, less the Index Equity Portfolio's expenses incurred in operations, will constitute the Index Equity Portfolio's net income from which dividends are distributed as described above.

Taxation of Distributions

Distributions paid out of a fund's "net capital gain" will be taxed to shareholders as long-term capital gain, regardless of how long a shareholder has owned shares. Distributions of net investment income, other than exempt-interest dividends, and net short-term capital gains will generally be taxed to shareholders as ordinary income. However, individual shareholders who satisfy certain holding period requirements and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to "qualified dividend income" received by the fund. "Qualified dividend income" generally consists of dividends received from U.S. corporations (other than dividends from tax exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations.

Your annual tax statement from the Fund will present in detail the tax status of your distributions for each year.

When you sell your shares of a fund, you may realize a capital gain or loss. Use of the exchange privilege also will be treated as a taxable event because it will be deemed a redemption and subsequent purchase of the shares involved. Therefore, use of the exchange privilege may be subject to federal, state and local income tax.

If more than half of the total asset value of a fund is invested in non-U.S. stock or securities, the fund may elect to "pass through" to its shareholders the amount of non-U.S. income taxes paid by it. In such case, you would be required to include your proportionate

162

share of such taxes in your income and may be entitled to deduct or credit such taxes in computing your taxable income.

Distributions paid by a fund with respect to certain qualifying dividends received by the fund from domestic corporations may be eligible for the corporate dividends received deduction.

If you do not provide a fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

Non-U.S. investors may be subject to U.S. withholding and/or estate tax, and will be subject to special U.S. tax certification requirements. Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax adviser about federal, state and local tax consequences of owning shares of the Fund.

Exchange Privilege

Once you are a shareholder, you generally have the right to exchange Institutional Shares from one Black Rock fund to Institutional Shares of another to meet your changing financial needs. Please note that you can exchange only into a share class and fund that are open to new investors, unless you have a current account in a fund that is closed to new investors.

There is no required minimum amount with respect to exchanges of Institutional Shares. Institutional Shares of each BlackRock fund may be exchanged for Institutional shares of other funds which offer that class of shares, based on their respective net asset values. For Federal income tax purposes a share exchange is a taxable event and a capital gain or loss may be realized. Please consult your tax or other financial adviser before making an exchange request.

Exchanges may be subject to the 2% redemption fee. See "Market Timing and Redemption Fees" above.

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Investors who currently own Institutional Shares of a fund may make exchanges into Institutional Shares of other funds except for investors holding shares through certain client accounts at financial intermediaries that are omnibus with the Fund and do not meet applicable minimums.

There are several ways to make an exchange: you may call the Fund at (800) 441-7762 and speak with one of our representatives, make the exchange via the Internet by accessing your account online, or you may send a written request to us at BlackRock Funds c/o PFPC Inc., P.O. Box 9819, Providence, RI 02940-8019. Please note, if you indicated on your New Account Application that you did not want the Telephone Exchange Privilege, you will not be able to place exchanges via the telephone until you update this option either in writing or by calling our Service Center. The Fund has the right to reject any telephone request for any reason.

The Fund may suspend or terminate your exchange privilege at any time for any reason, including if the Fund believes, in its sole discretion, that you are engaging in market timing activities. See "Market Timing and Redemption Fees" above.

The Fund reserves the right to modify, limit the use of, or terminate the exchange privilege at any time for any reason.

Important Notice Regarding Delivery of Shareholder Documents

The funds deliver only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements to shareholders with multiple accounts at the same address. This practice is known as "householding" and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Electronic Access to Annual Reports, Semi-Annual Reports and Prospectuses

Electronic copies of most financial reports and prospectuses are available on the Fund's website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

164

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)  Access the BlackRock website at http://www.blackrock.com/edelivery

2)  Log into your account

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, Clients) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

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We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

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For more information:

This Prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Fund is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports

These reports contain additional information about each of the funds' investments. The annual report describes the funds' performance, lists portfolio holdings, and discusses recent market conditions, economic trends and fund investment strategies that significantly affected the funds' performance for the last fiscal year.

Statement of Additional Information (SAI)

A Statement of Additional Information, dated January 31, 2007, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the Fund, may be obtained free of charge, along with the Fund's annual and semi-annual reports, by calling (800) 441-7762. The SAI, as supplemented from time to time is incorporated by reference into this Prospectus.

BlackRock Investment Services

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:00 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 441-7762.

Purchases and Redemptions

Call your registered representative or (800) 441-7762.

World Wide Web

Access general fund information and specific fund performance, including SAI and annual/semi-annual reports, free of charge. Request mutual fund prospectuses and literature. Forward mutual fund inquiries. www.blackrock.com/funds

Written Correspondence

BlackRock Funds
c/o PFPC Inc.
PO Box 9819
Providence, RI 02940-8019

Overnight Mail

BlackRock Funds
c/o PFPC Inc.
101 Sabin Street
Pawtucket, RI 02860

Internal Wholesalers/Broker Dealer Support

Available to support investment professionals
8:30 a.m. to 6:00 p.m. (Eastern time), Monday-Friday.
Call: (800) 882-0052

Portfolio Characteristics and Holdings

A description of the Fund's policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 882-0052.

Securities and Exchange Commission

You may also view and copy public information about the Fund, including the SAI, by visiting the EDGAR database on the SEC Web site (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC directly at (202) 551-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549.

INVESTMENT COMPANY ACT FILE NO. 811-05742

PRO-EQ-INST 07

ALTERNATIVES BLACKROCK SOLUTIONS EQUITIES FIXED INCOME LIQUIDITY REAL ESTATE

BlackRock Funds
Equity Portfolios

Service Shares

Prospectus

January 31, 2007

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

Investment Trust

Capital Appreciation

Mid-Cap Value

Mid-Cap Growth

Aurora

Small/Mid-Cap Growth

Small Cap Value

Small Cap Core

Small Cap Growth

Asset Allocation

Health Sciences Opportunities

Global Science & Technology Opportunities

Global Resources

All-Cap Global Resources

U.S. Opportunities

Global Opportunities

International Opportunities

Index Equity

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of

Contents

How to Find the Information You Need	How to Find the Information You Need	1

	THE BLACKROCK EQUITY PORTFOLIOS

	Investment Trust	2

	Capital Appreciation	8

	Mid-Cap Value	15

	Mid-Cap Growth	22

	Aurora	29

	Small/Mid-Cap Growth	38

	Small Cap Value	46

	Small Cap Core	53

	Small Cap Growth	60

	Asset Allocation	68

	Health Sciences Opportunities	79

	Global Science & Technology Opportunities	88

	Global Resources	97

	All-Cap Global Resources	107

	U.S. Opportunities	116

	Global Opportunities	123

	International Opportunities	132

	Index Equity	140

About Your Investment	How to Buy/Sell Shares	146

	Dividends/Distributions/Taxes	162

How to Find the
Information You Need

About BlackRock Funds

This is the BlackRock Equity Portfolios Prospectus. It has been written to provide you with the information you need to make an informed decision about whether to invest in BlackRock Funds (the Fund). The Fund's investment adviser is BlackRock Advisors, LLC (BlackRock).

This Prospectus contains information on 18 of the BlackRock Equity funds. The Prospectus is organized so that each fund has its own short section. Simply turn to the section for any particular fund to read about important fund facts. Also included are sections that tell you about buying and selling shares, certain fees and expenses, shareholder features of the funds and your rights as a shareholder. These sections apply to all the funds.

Effective October 2, 2006, the Health Sciences Portfolio was re-named the Health Sciences Opportunities Portfolio. Effective January 31, 2007, the Legacy Portfolio has been re-named the Capital Appreciation Portfolio.

1

BlackRock

Investment Trust

IMPORTANT DEFINITIONS

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Investment Style: Refers to the guiding principles of a mutual fund's investment choices. The investment style of this fund is a blend of growth stocks and value stocks, referring to the type of securities the managers will choose for this fund.

Market Capitalization: Refers to the market value of the company and is calculated by multiplying the number of shares outstanding by the current price per share.

Sector: All stocks are classified into a category or sector such as utilities, consumer services, basic materials, capital equipment, consumer cyclicals, energy, consumer non-cyclicals, healthcare, technology, transportation, finance and cash.

S&P 500® Index: The Standard & Poor's Composite Stock Price Index, an unmanaged index of 500 stocks, most of which are listed on the New York Stock Exchange. The index focuses on the large-cap segment of the market with over 80% coverage of U.S. equities.

Value and Growth Companies: All stocks are generally divided into the categories of "growth" or "value," although there are times when a growth fund and value fund may own the same stock. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general, and whose growth in revenue is expected to continue for an extended period.

Investment Goal

The fund's investment goal is to seek long-term capital appreciation.

Primary Investment Strategies

In pursuit of this goal, the fund management team uses the S&P 500® Index as a benchmark. The fund normally invests at least 80% of its net assets in equity securities. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock.

The fund management team uses quantitative techniques to analyze a universe of approximately 800 companies, including those in the S&P 500® Index and about 300 other large and medium capitalization companies. Using a multi-factor model, the management team identifies stocks with rising earnings expectations that sell at low relative valuations when compared with their sector peers. Based on this information, and using sophisticated risk measurement tools, the management team selects stocks, together with their appropriate weightings, that it believes will maximize the fund's return per unit of risk. The fund seeks to maintain the market capitalization, sector allocations and style characteristics similar to those of the S&P 500® Index.

Seeking to maintain the optimal risk/return trade-off, the fund management team rebalances the portfolio regularly. The team assesses each stock's changing characteristics relative to its contribution to portfolio risk. A stock is sold when it no longer offers an appropriate return-to-risk trade-off.

In order to remain fully invested and instead of purchasing and selling securities directly, the fund may invest in depository receipts (or futures) that seek to replicate the performance of the S&P 500® Index.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund's primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment goal.

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As part of its normal operations, the fund may also hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to maintain liquidity and commit cash pending investment but they may also be used to attempt to reduce risk to the fund as a whole (hedge). The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in equity securities is that their prices fluctuate. The value of your investment can go up or down depending upon market conditions, which means you could lose money. The value of equity securities may decline due to developments relating to the issuer, industry factors or general market conditions. Equity securities generally have greater price volatility than fixed income securities.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding small cap stocks may outperform this fund.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the

3

over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund's investment than if the fund held the securities of larger, more established companies.

While the management team chooses stocks it believes to have rising earnings expectations and good relative valuations, there is no guarantee that the investments will increase in value or that they won't decline. In addition, if the multi-factor model used by the management team fails to accurately predict which stocks will perform well, fund performance will suffer.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

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When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the S&P 500® Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

Investment Trust

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
Investment Trust
Return Before Taxes	14.06%	4.87%	5.18%	09/13/93
Return After Taxes on Distributions	13.92%	4.71%	4.31%
Return After Taxes on Distributions and Sale of Shares	9.33%	4.18%	4.26%
S&P 500® (Reflects no deduction for fees, expenses or taxes)	15.79%	6.19%	8.42%	N/A

  *  The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold

5

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		.54%
Other expenses		.44%
Service fees	.25%
Other	.19%
Acquired fund fees and expenses[1]		– –%
Total annual fund operating expenses		.98%
Fee waivers and expense reimbursements[2]		– –%
Net expenses[2]		.98%

  1  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Service class expenses to 1.11% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$100	$312	$542	$1,201

Fund Management

The fund management team is led by Fred Herrmann, CFA, and David Byrket, CFA, both Managing Directors at BlackRock Advisors, LLC (BlackRock). Mr. Herrmann and Mr. Byrket head a six person investment team at BlackRock focused on quantitative strategies for the equity market. They have been managing the fund since March 2003. Prior to joining BlackRock in 2003, both Mr. Byrket and Mr. Herrmann were Managing Directors at Weiss, Peck and Greer, LLC since 2001. They have been responsible for managing quantitative equity portfolios since 1996.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

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Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For a Service Share Outstanding Throughout Each Period)

Investment Trust

	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$13.39	$11.97	$10.33	$8.44	$11.21
Income from investment operations
Net investment income	0.12 [2]	0.13 [2]	0.06 [2]	0.10	0.01
Net gain (loss) on investments (both realized and unrealized)	0.93	1.35	1.67	1.79	(2.78)
Total from investment operations	1.05	1.48	1.73	1.89	(2.77)
Less distributions
Distributions from net investment income	(0.06)	(0.06)	(0.09)	– –	– –
Distributions from net realized gains	(0.34)	– –	– –	– –	– –
Total distributions	(0.40)	(0.06)	(0.09)	– –	– –
Redemption fees added to paid-in capital	– – [3]	– – [3]	– –	– –	– –
Net asset value at end of period	$14.04	$13.39	$11.97	$10.33	$8.44
Total return	7.98%[4]	12.41%[4]	16.83%	22.39%	(24.71)%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$937	$1,566	$1,714	$1,988	$3,797
Ratios of expenses to average net assets
Net expenses	1.04%	1.11%	1.07%	1.11%	1.11%
Total expenses	1.14%	1.32%	1.23%	1.26%	1.16%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	0.90%	1.02%	0.56%	0.64%	0.06%
Before advisory/administration and other fee waivers	0.80%	0.81%	0.40%	0.49%	0.02%
Portfolio turnover rate	76%	105%	72%	98%	124%

1  Audited by other auditors.

2  Calculated using the average shares outstanding method.

3  Redemption fees added to paid-in capital are less than $0.005 per share.

4  Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

7

BlackRock

Capital Appreciation Portfolio

IMPORTANT DEFINITIONS

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Growth Companies: All stocks are generally divided into the categories of "growth" or "value," although there are times when a growth fund and value fund may own the same stock. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general and whose revenue growth is expected to continue for an extended period. These stocks typically pay relatively low dividends and sell at relatively high valuations. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas.

Investment Style: Refers to the guiding principles of a mutual fund's investment choices. The investment style of this fund is growth, referring to the type of securities the manager will choose for this fund.

Russell 1000® Growth Index: An index composed of those Russell 1000® securities with greater-than-average growth orientation, generally having higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth values.

Effective January 31, 2007, the Legacy Portfolio has been re-named the Capital Appreciation Portfolio.

Investment Goal

The fund seeks to provide long-term growth of capital.

Primary Investment Strategies

Under normal market conditions, the fund invests at least 80% of total assets in common and preferred stock and securities convertible into common and preferred stock of mid- and large-size companies.

The fund seeks to invest in fundamentally sound companies with strong management, superior earnings growth prospects and attractive relative valuations. The disciplined investment process uses bottom-up stock selection as the primary driver of returns. The fund emphasizes large companies that exhibit stable growth and accelerated earnings.

While the fund generally expects to invest across a broad range of industries, it may favor companies in those industries that appear to offer higher potential for long-term growth.

Although the fund does not expect to do so as a matter of course, it is permitted to invest up to 20% of total assets in other securities (for example, bonds and small-size company stocks).

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund's primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment goal.

As part of its normal operations, the fund may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

The fund generally will sell a stock when, in the management team's opinion, the stock reaches its price target, there is a deterioration in the company's future growth prospects, an

8

inability to sustain earnings momentum, less attractive valuation, a significant price change or more compelling investment opportunities elsewhere.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument at a specific price on or before a specific date. A future is an agreement to buy or sell an instrument at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in equity securities is that their prices fluctuate. The value of your investment can go up or down depending upon market conditions, which means you could lose money. The value of equity securities may decline due to developments relating to the issuer, industry factors or general market conditions. Equity securities generally have greater price volatility than fixed income securities.

The fund's investment approach, with its emphasis on keeping portfolio turnover low, means that the fund could continue to hold various stocks through adverse markets rather than selling them. This could cause the fund to have deeper losses during down markets than a fund that has invested in similar stocks but does not seek reduced turnover. To the extent that the fund does sell securities during times of volatility, either for investment management reasons or to meet shareholder redemption requests, portfolio turnover and capital gains distributions are likely to increase as a result. For this reason, shareholders who actively trade or exchange fund shares could adversely affect the management of the fund and are discouraged from investing in it.

While the fund's buy-and-hold approach is designed to allow it to capture long-term gains, prices of some stocks may not return to previous highs. To the extent that the fund continues to hold these stocks, it may miss opportunities to realize gains and its long-term performance may be reduced.

9

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and reduced ability to sell the fund's investment than if the fund held the securities of larger, more established companies.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The value of any bonds held by the fund is likely to decline when interest rates rise; this risk is greater for bonds with longer maturities. It is also possible that a bond issuer could default on principal or interest payments, causing a loss for the fund.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also

10

reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

On January 31, 2005, the fund reorganized with the State Street Research Legacy Fund (the SSR Fund). The SSR Fund transferred substantially all of its assets and liabilities to the fund in exchange for shares of the fund, which were then distributed to SSR Fund shareholders. For periods prior to January 31, 2005, the chart and table below show performance information for the SSR Fund, which had substantially similar investment goals and strategies as the fund. The chart and table give you a picture of long-term performance for Service Shares. The information shows you how performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the performance to that of the Russell 1000® Growth Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If certain expenses had not been waived or reimbursed during these periods, returns would have been lower.

The performance of Service Shares for the period before they were launched is based on the performance of Institutional Shares adjusted to reflect the class specific fees applicable to Service Shares at the time of such share class's launch. This information may be considered when assessing the fund's performance, but does not represent the actual performance of this share class.

As of 12/31

ANNUAL TOTAL RETURNS*

Capital Appreciation

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IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	Since Inception	Inception Date[1]
Capital Appreciation
Return Before Taxes	3.66%	3.63%	4.71%	12/31/97
Return After Taxes on Distributions	3.66%	3.63%	4.71%
Return After Taxes on Distributions and Sale of Shares	2.38%	3.12%	4.10%
Russell 1000® Growth (Reflects no deduction for fees, expenses or taxes)	9.08%	2.69%	2.98%	N/A

  *  The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC

  1  Inception date of the SSR Fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		.65%
Other expenses		.71%
Service fees	.25%
Other	.46%
Acquired fund fees and expenses[1]		– –%
Total annual fund operating expenses		1.36%
Fee waivers and expense reimbursements[2]		.01%
Net expenses[2]		1.35%

  1  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Service class expenses to 1.35% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. Including voluntary waivers, the net expenses for the Service class of the fund are estimated to be 1.25% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses). See the "Management" section for a discussion of these waivers and reimbursements.

12

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$137	$430	$744	$1,634

Fund Management

The fund management team is led by Jeffrey R. Lindsey, CFA, Managing Director at BlackRock Advisors, LLC (BlackRock), and Edward P. Dowd, Managing Director at BlackRock. Mr. Lindsey and Mr. Dowd also lead the portfolio management team of the BlackRock Exchange Fund.

Mr. Lindsey and Mr. Dowd joined BlackRock following the merger with State Street Research & Management (SSRM) in 2005. Mr. Lindsey is head of BlackRock's Fundamental Large Cap Growth equity team. He is primarily responsible for the financials and health care sectors. Prior to joining BlackRock, Mr. Lindsey, a co-portfolio manager of the SSR Legacy Fund since 2002, was a Managing Director and the Chief Investment Officer—Growth beginning in 2003, and was responsible for overseeing all of SSRM's growth and core products. He was employed by SSRM beginning in 2002. Prior to joining CRM, he spent eight years at Putnam Investments, most recently as Managing Director and Director of Concentrated Growth Products.

Prior to joining BlackRock, Mr. Dowd was a Vice President at SSRM. He was employed by SSRM beginning in 2002 and was a co-portfolio manager of the SSR Legacy Fund. During the past five years, he also served as a Vice President and Technology Sector Leader for Independence Investment LLC and as an equity research associate at Donaldson, Lufkin & Jenrette.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

13

Financial Highlights

The financial information in the table below shows the Fund's financial performance for the period indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, the fund's independent registered public accountant for the period shown below. Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For a Service Share Outstanding Throughout Each Period)

Capital Appreciation Portfolio

	Year Ended 9/30/06		For the Period 1/28/05 through[1] 9/30/05
Net asset value at beginning of period		$13.81		$12.96
Net investment loss		(0.05)[2]		(0.05)[2]
Net gain on investments (both realized and unrealized)		0.70		0.90
Total from investment operations		0.65		0.85
Redemption fees added to paid-in capital		– – [3]		– – [3]
Net asset value at end of period		$14.46		$13.81
Total return		4.71%[4]		6.56%[4,5,6]
Ratios/Supplemental data
Net assets at end of period (in thousands)	$	– – [7]	$	– – [7]
Ratios of expenses to average net assets
Net expenses		1.35%		1.58%[8]
Total expenses		45.33%		1.83%[8]
Ratio of net investment loss to average net assets
After advisory/administration and other fee waivers		(0.33)%		(0.55)%[8]
Before advisory/administration and other fee waivers		(44.31)%		(0.80)%[8]
Portfolio turnover rate		87%		70%

1  Commencement of operations of share class.

2  Calculated using the average shares outstanding method.

3  Redemption fees added to paid-in capital are less than $0.005 per share.

4  Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

5  Not Annualized.

6  The total return includes an impact of 8 basis points related to payments made by SSRM prior to January 31, 2005.

7  Net assets end of period are less than $500.

8  Annualized.

14

BlackRock

Mid-Cap Value Equity Portfolio

Investment Goal

The fund's investment goal is to seek long-term capital appreciation.

Primary Investment Strategies

In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by U.S. mid-capitalization value companies. Although a universal definition of mid-capitalization companies does not exist, the fund generally defines these companies as those with market capitalizations comparable in size to the companies in the Russell Midcap® Value Index (between approximately $1.3 billion and $19.2 billion as of December 29, 2006). In the future, the fund may define mid-capitalization companies using a different index or classification system. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock. From time to time the fund may invest in shares of companies through initial public offerings (IPOs).

The fund manager is seeking mid-capitalization stocks which he believes are worth more than is indicated by current market price. The manager initially screens for "value" stocks from the universe of U.S. mid-capitalization companies. The manager uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.

The fund generally will sell a stock when it reaches a target price, which is when the manager believes it is fully valued or when, in the manager's opinion, conditions change such that the risk of continuing to hold the stock is unacceptable when compared to its growth potential.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund's primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment goal.

As part of its normal operations, the fund may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

IMPORTANT DEFINITIONS

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholder, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Fundamental Analysis: A method of stock market analysis that concentrates on "fundamental" information about the company (such as its income statement, balance sheet, earnings and sales history, products and management) to attempt to forecast future stock value.

Investment Style: Refers to the guiding principles of a mutual fund's investment choices. The investment style of this fund is mid-cap value, referring to the type of securities the managers will choose for this fund.

Mid-Capitalization Companies: The fund generally defines these companies as those with market capitalizations comparable in size to the companies in the Russell Midcap Value Index. Capitalization refers to the market value of the company and is calculated by multiplying the number of shares outstanding by the current price per share.

Russell Midcap® Value Index: An index that consists of the bottom 800 securities of the Russell 1000® Index with less-than-average growth orientation as ranked by total market capitalization. Securities in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values.

Value Companies: All stocks are generally divided into the categories of "growth" or "value," although there are times when a growth fund and value fund may own the same stock. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general, and whose growth in revenue is expected to continue for an extended period.

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The fund manager may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The fund manager also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks

The main risk of any investment in equity securities is that their prices fluctuate. The value of your investment can go up or down depending upon market conditions, which means you could lose money. The value of equity securities may decline due to developments relating to the issuer, industry factors or general market conditions. Equity securities generally have greater price volatility than fixed income securities.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding mid-cap growth stocks may outperform this fund.

There is more business risk in investing in mid-capitalization companies than in larger, better capitalized companies. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performances. The investment performance of the fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund's performance will generally decrease.

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Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

While the fund manager chooses stocks he believes to be undervalued, there is no guarantee that the investments will increase in value or that they won't decline.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be

17

short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

On January 31, 2005, the fund reorganized with the State Street Research Mid-Cap Value Fund (the SSR Fund). The SSR Fund transferred substantially all of its assets and liabilities to the fund in exchange for shares of the fund, which were then distributed to SSR Fund shareholders. For periods prior to January 31, 2005, the chart and table below show performance information for the SSR Fund, which had substantially similar investment goals and strategies as the fund. The chart and table give you a picture of long-term performance for Service Shares. The information shows you how performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the performance to that of the Russell Midcap® Value Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If certain expenses not been waived or reimbursed during these periods, returns would have been lower.

The performance of Service Shares for the period before they were launched is based on the performance of Investor A Shares adjusted to reflect the class specific fees applicable to Service Shares at the time of such share class's launch. This information may be considered when assessing the fund's performance, but does not represent the actual performance of this share class.

As of 12/31

ANNUAL TOTAL RETURNS*

Mid-Cap Value

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As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
Mid-Cap Value
Return Before Taxes	19.57%	11.80%	12.97%	08/25/86
Return After Taxes on Distributions	15.80%	9.72%	10.42%
Return After Taxes on Distributions and Sale of Shares	13.96%	9.23%	9.99%
Russell Midcap® Value (Reflects no deduction for fees, expenses or taxes)	20.22%	15.88%	13.65%	N/A

  *  The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC

  1  Inception date of the SSR Fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		.80%
Other expenses		.70%
Service fees	.25%
Other	.45%
Acquired fund fees and expenses[1]		– –%
Total annual fund operating expenses		1.50%
Fee waivers and expense reimbursements[2]		.25%
Net expenses[2]		1.25%

  1  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Service class expenses to 1.25% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

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Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$127	$450	$795	$1,769

Fund Management

The fund management team is led by Anthony F. Forcione, CFA, Director at BlackRock Advisors, LLC (BlackRock), and Wayne J. Archambo, CFA, Managing Director at BlackRock.

Mr. Forcione joined BlackRock following the merger with State Street Research & Management (SSRM) in 2005 and was promoted to Director in January 2006. Prior to joining BlackRock, Mr. Forcione was a Vice President at SSRM. He assisted with the management of the State Street Research Mid-Cap Value Fund since 2000 and was named a co-portfolio manager in 2003. Mr. Forcione joined SSRM in 1992 and became an equity analyst in 1997.

Mr. Archambo is the head of the small and mid-cap value equity team. He has primary responsibility for managing client portfolios within this strategy and client investment guidelines, and he makes purchase and sale decisions for these products and has been a portfolio manager for the Fund since January 2005. He is a member of the Global Equity Operating Committee and the Equity Investment Strategy Group. Prior to joining BlackRock in 2002, Mr. Archambo was a founding partner and Manager of Boston Partners Asset Management, L.P.'s small and mid-cap value equity products since the firm's inception in 1995.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

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Financial Highlights

The financial information in the table below shows financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP. Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For a Service Share Outstanding Throughout Each Period)

Mid-Cap Value  Equity Portfolio

	Year Ended 9/30/06	For the Period 3/1/05 to 9/30/05	Period 1/28/05[1] through 2/28/05
Net asset value at beginning of period	$13.61	$12.63	$12.04
Income from investment operations
Net investment income (loss)	0.08 [2]	0.02 [2]	(0.01)
Net gain on investments (both realized and unrealized)	1.21	0.96	0.60
Total from investment operations	1.29	0.98	0.59
Less distributions
Distributions from net investment income	(0.03)	– –	– –
Distributions from net realized gains	(1.38)	– –	– –
Total distributions	(1.41)	– –	– –
Redemption fees added to paid-in capital	– – [3]	– – [3]	– –
Net asset value at end of period	$13.49	$13.61	$12.63
Total return	10.45%[4]	7.76%[4,5]	4.89%[5]
Ratios/Supplemental data
Net assets at end of period (in thousands)	$3,130	$889	$1,374
Ratios of expenses to average net assets
Net expenses	1.25%	1.25%[6]	1.25%[6]
Total expenses	1.50%	1.54%[6]	1.49%[6]
Ratios of net investment income (loss) to average net assets
After advisory/administration and other fee waivers	0.61%	0.20%[6]	0.39%[6]
Before advisory/administration and other fee waivers	0.36%	(0.09)%[6]	0.14%[6]
Portfolio turnover rate	153%	60%	53%

1  Commencement of operations of share class.

2  Calculated using the average Shares outstanding method.

3  Redemption fees added to paid-in capital are less than $0.005 per share.

4  Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

5  Not Annualized.

6  Annualized.

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BlackRock

Mid-Cap Growth Equity Portfolio

IMPORTANT DEFINITIONS

Earnings Growth: The rate of growth in a company's earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth may cause share prices to increase.

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholder, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Fundamental Analysis: A method of stock market analysis that concentrates on "fundamental" information about the company (such as its income statement, balance sheet, earnings and sales history, products and management) to attempt to forecast future stock value.

Growth Companies: All stocks are generally divided into the categories of "growth" or "value," although there are times when a growth fund and value fund may own the same stock. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general and whose revenue growth is expected to continue for an extended period. These stocks typically pay relatively low dividends and sell at relatively high valuations. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas.

Investment Style: Refers to the guiding principles of a mutual fund's investment choices. The investment style of this fund is mid-cap growth, referring to the type of securities the managers will choose for this fund.

Mid-Capitalization Companies: The fund generally defines these companies as those with market capitalizations comparable in size to the companies in the Russell Midcap® Growth Index. Capitalization refers to the market value of the company and is calculated by multiplying the number of shares outstanding by the current price per share.

Russell Midcap® Growth Index: An index that consists of the bottom 800 securities of the Russell 1000® Index with greater-than-average growth orientation as ranked by total market capitalization. Securities in this index generally have higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth values.

Investment Goal

The fund seeks long-term capital appreciation.

Primary Investment Strategies

In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by U.S. mid-capitalization growth companies which the fund management team believes have above-average earnings growth potential. Although a universal definition of mid-capitalization companies does not exist, the fund generally defines these companies as those with market capitalizations comparable in size to the companies in the Russell Midcap® Growth Index (between approximately $1.2 billion and $21.4 billion as of December 29, 2006). In the future, the fund may define mid-capitalization companies using a different index or classification system. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock. From time to time the fund may invest in shares of companies through initial public offerings (IPOs).

The management team focuses on U.S. mid-capitalization emerging growth companies. The management team would expect these companies to have products, technologies, management, markets and opportunities which will facilitate earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation. The management team uses a bottom up investment style in managing the fund. This means securities are selected based upon fundamental analysis (such as analysis of earnings, cash flows, competitive position and management's abilities) performed by the management team.

The fund generally will sell a stock when, in the management team's opinion, there is a deterioration in the company's fundamentals or the company fails to meet performance expectations.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund's primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment goal.

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As part of its normal operations, the fund may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in equity securities is that their prices fluctuate. The value of your investment can go up or down depending upon market conditions, which means you could lose money. The value of equity securities may decline due to developments relating to the issuer, industry factors or general market conditions. Equity securities generally have greater price volatility than fixed income securities.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding mid-cap value stocks may outperform this fund.

There is more business risk in investing in mid-capitalization companies than in larger, better capitalized companies. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there

23

is no assurance that the fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performances. The investment performance of the fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund's performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

While the management team chooses stocks they believe to have above-average earnings growth potential, there is no guarantee that the investments will increase in value or that they won't decline.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective.

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High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Russell Midcap® Growth Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

Mid-Cap Growth

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IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
Mid-Cap Growth
Return Before Taxes	5.92%	5.12%	9.05%	12/27/96
Return After Taxes on Distributions	5.92%	5.08%	6.29%
Return After Taxes on Distributions and Sale of Shares	3.85%	4.41%	6.44%
Russell Midcap® Growth (Reflects no deduction for fees, expenses or taxes)	10.65%	8.22%	8.62%	N/A

  *  The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		.80%
Other expenses		1.43%
Service fees	.25%
Other	1.18%
Acquired fund fees and expenses[1]		– –%
Total annual fund operating expenses		2.23%
Fee waivers and expense reimbursements[2]		.70%
Net expenses[2]		1.53%

  1  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Service class expenses to 1.53% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

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Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$156	$630	$1,131	$2,510

Fund Management

The fund management team is led by Eileen M. Leary, CFA, Managing Director at BlackRock Advisors, LLC (BlackRock), Andrew Leger, Director at BlackRock, and Neil Wagner, Managing Director at BlackRock.

Ms. Leary joined BlackRock following the merger with State Street Research & Management (SSRM) in 2005. Prior to joining BlackRock, Ms. Leary was responsible for the State Street Research Mid-Cap Growth Fund's day-to-day portfolio management beginning in October 2002, when she became a Portfolio Manager at SSRM. Previously, she had been an Equity Research Associate and an Analyst.

Mr. Leger is a member of the small and mid-cap growth equity team. He is responsible for coverage of the media and leisure, energy, defense, restaurant and industrial sectors. Mr. Leger joined BlackRock in 2002 from Schroders Investment Management N.A., where he was a small/mid-cap equity analyst covering telecommunications, capital goods, transportation and utilities. Previously, Mr. Leger was a small cap equity analyst at Delphi Management.

Mr. Wagner heads an investment team at BlackRock focused on small and mid-cap growth equities. He has been a manager of the fund since May 2002. He became a Managing Director at BlackRock in January 2004. Prior to joining BlackRock in April 2002, Mr. Wagner worked at Massachusetts Financial Services (MFS), focusing on small and mid cap equities. Mr. Wagner joined MFS as a research analyst in 1998 and became a portfolio manager there in 2000. Prior to that, he was a senior equity research analyst at DFS Advisors LLC from 1997 to 1998.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

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Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For a Service Share Outstanding Throughout Each Period)

Mid-Cap Growth Equity Portfolio

	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$10.07	$8.46	$7.33	$5.89	$7.31
Income from investment operations
Net investment loss	(0.11)[2]	(0.07)[2]	(0.08)[2]	(0.07)	(0.11)
Net gain (loss) on investments (both realized and unrealized)	0.44	1.68	1.21	1.51	(1.31)
Total from investment operations	0.33	1.61	1.13	1.44	(1.42)
Less distributions
Distributions from net realized gains	(0.13)	– –	– –	– –	– –
Total distributions	(0.13)	– –	– –	– –	– –
Redemption fees added to paid-in capital	– – [3]	– – [3]	– – [3]	– – [3]	– –
Net asset value at end of period	$10.27	$10.07	$8.46	$7.33	$5.89
Total return	3.29%[4]	19.03%[4]	15.42%[4]	24.45%[4]	(19.43)%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$757	$1,136	$10,871	$14,115	$24,082
Ratios of expenses to average net assets
Net expenses	1.53%	1.53%	1.53%	1.51%	1.45%
Total expenses	2.02%	1.60%	1.56%	1.53%	1.45%
Ratios of net investment loss to average net assets
After advisory/administration and other fee waivers	(1.06)%	(0.77)%	(0.97)%	(0.80)%	(1.07)%
Before advisory/administration and other fee waivers	(1.55)%	(0.84)%	(0.99)%	(0.83)%	(1.07)%
Portfolio turnover rate	64%	85%	29%	168%	279%

1  Audited by other auditors.

2  Calculated using the average shares outstanding method.

3  Redemption fees added to paid-in capital are less than $0.005 per share.

4  Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

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BlackRock

Aurora Portfolio

Investment Goal

The fund seeks to provide high total return, consisting principally of capital appreciation.

Primary Investment Strategies

Under normal market conditions, the fund invests at least 80% of its total assets in small- and mid-capitalization common and preferred stocks and securities convertible into common and preferred stocks.

In choosing among small- and mid-capitalization stocks, the fund takes a value approach, searching for those companies that appear to be trading below their true worth. The fund uses research to identify potential investments, examining such features as a company's financial condition, business prospects, competitive position and business strategy. The fund looks for companies that appear likely to come back in favor with investors, for reasons that may range from good prospective earnings and strong management teams to the introduction of new products and services.

Although a universal definition of small- and mid-capitalization companies does not exist, the fund generally defines these companies as those with market capitalizations comparable in size to the companies in the Russell 2500(TM) Value Index (between approximately $92 million and $7.3 billion as of December 29, 2006) or a similar index. In the future, the fund may define small- or mid-capitalization companies using a different index or classification system. The fund may continue to hold or buy additional shares of a company that no longer is of comparable size if the fund management team continues to believe that those shares are an attractive investment.

The fund reserves the right to invest up to 20% of total assets in other securities. These may include other types of stocks, such as large- capitalization stocks, growth stocks, and bonds. The fund may invest up to 5% of total assets in bonds that are below Standard & Poor's BBB or Moody's Baa rating categories, or their unrated equivalents (junk bonds). Split rated bonds will be considered to have the higher credit rating. From time to time the fund may invest without limit in shares of companies through initial public offerings (IPOs).

The fund generally will sell a stock when the fund management team believes the stock has reached its price target, it is fully valued or when, in their opinion, conditions change such that the risk of continuing to hold the stock is unacceptable when compared to its growth potential.

IMPORTANT DEFINITIONS

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholder, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Investment Style: Refers to the guiding principles of a mutual fund's investment choices. The investment style of this fund is small and mid- cap value, referring to the type of securities the managers will choose for this fund.

Russell 2500(TM) Value Index: An index composed of the Russell 2500(TM) companies with lower price-to-book ratios and lower forecasted growth values.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Value Companies: All stocks are generally divided into the categories of "growth" or "value," although there are times when a growth fund and value fund may own the same stock. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general and whose growth in revenue is expected to continue for an extended period.

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It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund's primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment goal.

As part of its normal operations, the fund may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument at a specific price on or before a specific date. A future is an agreement to buy or sell an instrument at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in equity securities is that their prices fluctuate. The value of your investment can go up or down depending upon market conditions, which means you could lose money. The value of equity securities may decline due to developments relating to the issuer, industry factors or general market conditions. Equity securities generally have greater price volatility than fixed income securities.

While the fund manager chooses stocks he believes to be undervalued, there is no guarantee that the investments will increase in value or that they won't decline.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and

30

will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund's investment than if the fund held the securities of larger, more established companies.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performances. The investment performance of the fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund's performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The value of any bonds held by the fund is likely to decline when interest rates rise; this risk is greater for bonds with longer maturities. It is also possible that a bond issuer could default on principal or interest payments, causing a loss for the fund. The fund may invest in non-investment grade or "high yield" securities commonly known to investors as "junk bonds." Non-investment grade securities carry greater risks than investment grade securities, which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time.

The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market values may change from time to time, positively or negatively, to reflect new developments regarding the issuer. Companies that issue high yield securities are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning

31

there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bondholder. During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also impact the market for lower-rated securities and the fund. Also, the market for high yield securities is not as liquid as the market for higher rated securities. This means that it may be harder to buy and sell high yield securities, especially on short notice, and high yield securities may be more difficult for the fund to value accurately than higher rated securities. The market for high yield securities could also be impacted by legal or tax changes.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective.

Any securities that are thinly traded or whose resale is restricted can be difficult to sell at the desired time and price. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could

32

hamper the fund's ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element. Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities. Where registration is required for restricted or illiquid securities, a considerable time period may elapse between the time the fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the fund might obtain less favorable pricing terms than when it decided to sell the security.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

On January 31, 2005, the fund reorganized with the State Street Research Aurora Fund (the SSR Fund). The SSR Fund transferred substantially all of its assets and liabilities to the fund in exchange for shares of the fund, which were then distributed to SSR Fund shareholders. For periods prior to January 31, 2005, the chart and table below show performance information for the SSR Fund. The chart and table give you a picture of long-term performance for Service Shares. The information shows you how performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the performance to that of the Russell 2500(TM) Value Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If certain expenses had not been waived or reimbursed during these periods, returns would have been lower.

The performance of Service Shares for the period before they were launched is based on the performance of Institutional Shares adjusted to reflect the class specific fees applicable to Service Shares at the time of such share class's launch. This information may be considered when assessing the fund's performance, but does not represent the actual performance of this share class.

33

In January 2005 the fund changed its primary investment strategies and, therefore, the fund's performance prior to that date does not reflect the fund's current investment style.

As of 12/31

ANNUAL TOTAL RETURNS*

Aurora

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
Aurora
Return Before Taxes	12.72%	9.94%	15.57%	02/13/95
Return After Taxes on Distributions	7.62%	7.98%	14.10%
Return After Taxes on Distributions and Sale of Shares	14.63%	8.46%	13.70%
Russell 2500(TM) Value (Reflects no deduction for fees, expenses or taxes)	20.18%	15.51%	13.70%	N/A

  *  The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC

  1  Inception date of the SSR Fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The tables below describe the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

34

Shareholder Fees

(Fees paid directly from your investment)

Redemption Fee* (as a percentage of amount redeemed)	2.0%

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		.82%
Other expenses		.82%
Service fees	.25%
Other	.57%
Acquired fund fees and expenses[1]		– –%
Total annual fund operating expenses		1.64%
Fee waivers and expense reimbursements[2]		.20%
Net expenses[2]		1.44%

  *  Fee applies only to shares that are redeemed or exchanged within 30 days of purchase.

  1  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Service class expenses to 1.44% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$147	$497	$873	$1,927

Fund Management

The fund management team is led by Wayne J. Archambo, CFA, Managing Director at BlackRock Advisors, LLC (BlackRock) and Kate O'Connor, CFA, Managing Director at BlackRock.

Mr. Archambo is the head of the small and mid-cap value equity team. He has primary responsibility for managing client portfolios within this strategy and client investment guidelines, and he makes purchase and sale decisions for these products. He is a member of the Global Equity Operating Committee and the Equity Investment Strategy Group. Prior to joining BlackRock in 2002, Mr. Archambo was a founding partner and Manager of Boston Partners Asset Management, L.P.'s small and mid-cap value equity products since the firm's inception in 1995.

Ms. O'Connor is a member of the small and mid-cap value equity team and is also responsible for coverage of the health care sector. Prior to joining BlackRock in 2001, Ms. O'Connor was an equity analyst of mid and small cap growth and value products at

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

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Independence Investment LLC from 2000 to 2001, a principal at Boston Partners Asset Management, L.P. from 1997 to 2000 and previously an equity analyst at Morgan Stanley Dean Witter.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

36

Financial Highlights

The financial information in the table below shows the fund's financial performance for the period indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, the fund's independent registered public accountant for the period shown below. Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For a Service Share Outstanding Throughout Each Period)

Aurora Portfolio

	Year Ended 9/30/06		For the Period 1/28/05[1] through 9/30/05
Net asset value at beginning of period		$41.88		$38.18
Net investment loss		(0.05)[2]		(0.06)[2]
Net gain on investments (both realized and unrealized)		1.05		3.76
Total from investment operations		1.00		3.70
Less distributions
Distributions from net realized gains		(7.49)		– –
Total distributions		(7.49)		– –
Redemption fees added to paid-in capital		– – [3]		– – [3]
Net asset value at end of period		$35.39		$41.88
Total return		2.96%[4]		9.69%[4,5]
Ratios/Supplemental data
Net assets at end of period (in thousands)	$	– – [6]	$	– – [6]
Ratios of expenses to average net assets
Net expenses		1.44%		0.78%[7]
Total expenses		37.13%		0.81%[7]
Ratio of net investment income (loss) to average net assets
After advisory/administration and other fee waivers		(0.15)%		0.32%[7]
Before advisory/administration and other fee waivers		(35.84)%		0.29%[7]
Portfolio turnover rate		142%		73%

1  Commencement of operations of share class.

2  Calculated using the average shares outstanding method.

3  Redemption fees added to paid-in capital are less than $0.005 per share.

4  Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

5  Not Annualized.

6  Net assets end of period are less than $500.

7  Annualized.

37

BlackRock

Small/Mid-Cap Growth Portfolio

IMPORTANT DEFINITIONS

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Fundamentals: "Fundamental" information about a company (such as its income statement, balance sheet, earnings and sales history, products and management).

Growth Companies: All stocks are generally divided into the categories of "growth" or "value," although there are times when a growth fund and value fund may own the same stock. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general and whose revenue growth is expected to continue for an extended period. These stocks typically pay relatively low dividends and sell at relatively high valuations. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas.

Investment Style: Refers to the guiding principles of a Mutual Fund's investment choices. The investment style of this Fund is small- and mid-cap growth, referring to the type of securities the managers will choose for this fund.

Russell 2500(TM) Growth Index: An index composed of the Russell 2500(TM) companies with higher price-to-book ratios and higher forecasted growth values.

Investment Goal

The fund seeks to provide growth of capital.

Primary Investment Strategies

Under normal market conditions, the fund invests at least 80% of total assets in small-capitalization and mid-capitalization companies.

The fund views small- and mid-capitalization companies as those that are less mature and appear to have the potential for rapid growth. Although a universal definition of small- and mid- capitalization companies does not exist, the fund generally defines these companies as those with market capitalizations similar to the market capitalizations of companies in the Russell 2500(TM) Growth Index (between approximately $68 million and $8.2 billion as of December 29, 2006) or a similar index. In the future, the fund may define small- or mid-capitalization companies using a different index or classification system. The fund may continue to hold or buy additional shares of a company that no longer is of comparable size if the fund management team continues to believe that those shares are an attractive investment. The fund's stock investments may include common and preferred stocks, securities convertible into common and preferred stock and warrants.

The fund uses research to identify potential investments, examining such features as a company's financial condition, business prospects, competitive position and business strategy. The fund looks for companies that have good current or prospective earnings and strong management teams.

The fund reserves the right to invest up to 20% of total assets in other securities. These may include other types of stocks, such as value or dividend stocks. They may also include bonds rated investment-grade at the time of purchase and their unrated equivalents, as well as U.S. government securities. From time to time the fund may invest without limit in shares of companies through initial public offerings (IPOs).

The fund generally will sell a stock when, in the management team's opinion, the stock reaches its price target, there is a deterioration in the company's fundamentals, a change in macroeconomic outlook, technical deterioration, valuation issues, a need to rebalance the portfolio or a better opportunity elsewhere.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality

38

money market securities. Such a temporary defensive strategy would be inconsistent with the fund's primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment goal.

As part of its normal operations, the fund may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument at a specific price on or before a specific date. A future is an agreement to buy or sell an instrument at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in equity securities is that their prices fluctuate. The value of your investment can go up or down depending upon market conditions, which means you could lose money. The value of equity securities may decline due to developments relating to the issuer, industry factors or general market conditions. Equity securities generally have greater price volatility than fixed income securities.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have

39

fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund's investment than if the fund held the securities of larger, more established companies.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The value of any bonds held by the fund is likely to decline when interest rates rise; this risk is greater for bonds with longer maturities. It is also possible that a bond issuer could default on principal or interest payments, causing a loss for the fund.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performances. The investment performance of the fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund's performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to

40

predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective.

Any securities that are thinly traded or whose resale is restricted can be difficult to sell at the desired time and price. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper the fund's ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element. Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities. Where registration is required for restricted or illiquid securities, a considerable time period may elapse between the time the fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the fund might obtain less favorable pricing terms than when it decided to sell the security.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

On January 31, 2005, the fund reorganized with the State Street Research Emerging Growth Fund (the SSR Fund). The SSR Fund transferred substantially all of its assets and liabilities to the fund in exchange for shares of the fund, which were then distributed to SSR Fund shareholders. For periods prior to January 31, 2005, the chart

41

and table below show performance information for the SSR Fund, which had substantially similar investment goals and strategies as the fund. The chart and table give you a picture of long-term performance for Service Shares. The information shows you how performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the performance to that of the Russell 2500(TM) Growth Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If certain expenses had not been waived or reimbursed during these periods, returns would have been lower.

The performance of Service Shares for the period before they were launched is based on the performance of Institutional Shares adjusted to reflect the class specific fees applicable to Service Shares at the time of such share class's launch. This information may be considered when assessing the fund's performance, but does not represent the actual performance of this share class.

As of 12/31

ANNUAL TOTAL RETURNS*

Small/Mid-Cap Growth

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
Small/Mid-Cap Growth
Return Before Taxes	9.34%	7.18%	8.78%	10/04/93
Return After Taxes on Distributions	8.44%	6.83%	7.16%
Return After Taxes on Distributions and Sale of Shares	7.19%	6.16%	6.75%
Russell 2500(TM) Growth (Reflects no deduction for fees, expenses or taxes)	12.27%	7.62%	7.11%	N/A

  *  The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC

  1  Inception date of the SSR Fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the

42

impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The tables below describe the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Shareholder Fees

(Fees paid directly from your investment)

Redemption Fee* (as a percentage of amount redeemed)	2.0%

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		.75%
Other expenses		.73%
Service fees	.25%
Other	.48%
Acquired fund fees and expenses		.01%
Total annual fund operating expenses		1.49%
Fee waivers and expense reimbursements[1]		.13%
Net expenses[1]		1.36%

  *  Fee applies only to shares that are redeemed or exchanged within 30 days of purchase.

  1  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Service class expenses to 1.35% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$138	$458	$801	$1,768

Fund Management

The fund management team is led by Neil Wagner, Managing Director at BlackRock Advisors, LLC (BlackRock), Andrew F. Thut, Director at BlackRock, Eileen Leary, CFA, Managing

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

43

Director at BlackRock, Rob Hallisey, Vice President at BlackRock and Andrew Leger, Director at BlackRock.

Mr. Wagner heads an investment team at BlackRock focused on small and mid-cap growth equities. He became a Managing Director at BlackRock in January 2004. Prior to joining BlackRock in April 2002, Mr. Wagner worked at Massachusetts Financial Services (MFS), focusing on small and mid-cap equities. Mr. Wagner joined MFS as a research analyst in 1998 and became a portfolio manager there in 2000. Prior to that, he was a senior equity research analyst at DFS Advisors LLC from 1997 to 1998.

Mr. Thut is a member of the small and mid-cap growth equity team and is also responsible for the coverage of the business services and retail sectors. Prior to joining BlackRock in April 2002, Mr. Thut had been an equity analyst on the small and midcap growth team at MFS since 1998. Prior to joining MFS, Mr. Thut had worked in the Technology Investment Banking Group at BT Alex Brown since 1995.

Ms. Leary joined BlackRock following the merger with State Street Research & Management (SSRM) in 2005. Prior to joining BlackRock, Ms. Leary was responsible for the State Street Research Mid-Cap Growth Fund's day-to-day portfolio management beginning in October 2002, when she became a Portfolio Manager at SSRM. Previously, she had been an Equity Research Associate and an Analyst.

Mr. Hallisey is a member of BlackRock's small and mid-cap growth equity team. He is responsible for coverage of the health care sector. Prior to joining BlackRock in 2002, Mr. Hallisey was an equity analyst at Sirios Capital Management where he covered the health care sector for a large hedge fund. From 1991 to 2000, Mr. Hallisey worked at John Hancock Funds as an equity analyst and as an Assistant Portfolio Manager on the John Hancock Global Health Sciences Fund.

Mr. Leger is a member of the small and mid-cap growth equity team. He is responsible for coverage of the media and leisure, energy, defense, restaurant and industrial sectors. Mr. Leger joined BlackRock in 2002 from Schroders Investment Management N.A., where he was a small/mid-cap equity analyst covering telecommunications, capital goods, transportation and utilities. Previously, Mr. Leger was a small cap equity analyst at Delphi Management.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

44

Financial Highlights

The financial information in the table below shows the fund's financial performance for the period indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, the fund's independent registered public accountant for the period shown below. Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For a Service Share Outstanding Throughout Each Period)

Small/Mid-Cap Growth Portfolio

	Year Ended 9/30/06		For the Period 1/28/05[1] through 9/30/05
Net asset value at beginning of period		$14.47		$12.81
Net investment loss		(0.15)[2]		(0.06)[2]
Net gain on investments (both realized and unrealized)		1.06		1.72
Total from investment operations		0.91		1.66
Less distributions
Distributions from net realized gains		(0.64)		– –
Total distributions		(0.64)		– –
Redemption fees added to paid-in capital		– – [3]		– – [3]
Net asset value at end of period		$14.74		$14.47
Total return		6.38%[4]		12.96%[4,5]
Ratios/Supplemental data
Net assets at end of period (in thousands)	$	– – [6]	$	– – [6]
Net expenses		1.35%		1.41%[7]
Total expenses		37.96%		1.48%[7]
Ratio of net investment loss to average net assets
After advisory/administration and other fee waivers		(1.00)%		(0.70)%[7]
Before advisory/administration and other fee waivers		(37.61)%		(0.77)%[7]
Portfolio turnover rate		49%		122%

1  Commencement of operations of share class.

2  Calculated using the average shares outstanding method.

3  Redemption fees added to paid-in capital are less than $0.005 per share.

4  Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

5  Not Annualized.

6  Net assets end of period are less than $500.

7  Annualized.

45

BlackRock

Small Cap Value Equity Portfolio

IMPORTANT DEFINITIONS

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholder, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Fundamental Analysis: A method of stock market analysis that concentrates on "fundamental" information about the company (such as its income statement, balance sheet, earnings and sales history, products and management) to attempt to forecast future stock value.

Investment Style: Refers to the guiding principles of a mutual fund's investment choices. The investment style of this fund is small cap value, referring to the type of securities the managers will choose for this fund.

Small Capitalization Companies: The fund defines these companies as those with market capitalizations under $2 billion. Capitalization refers to the market value of the company and is calculated by multiplying the number of shares outstanding by the current price per share.

Russell 2000® Value Index: An index that contains those securities with less-than-average growth orientations, generally having lower price-to-book and price-to-earnings ratios.

Value Companies: All stocks are generally divided into the categories of "growth" or "value," although there are times when a growth fund and value fund may own the same stock. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general, and whose growth in revenue is expected to continue for an extended period.

The fund is closed to new investors. Existing shareholders may make additional investments in current accounts. In addition, new accounts may be opened by (i) any investor if the taxpayer identification number for the new account will be the same as that for a current account and (ii) 401(k), 403(b), 457 and other similar group retirement plan programs or certain discretionary wrap fee programs that have current accounts.

Investment Goal

The fund seeks long-term capital appreciation.

Primary Investment Strategies

In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by U.S. small capitalization value companies (market capitalizations under $2 billion). The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock. From time to time the fund may invest in shares of companies through initial public offerings (IPOs).

The fund manager is seeking small capitalization stocks which he believes are worth more than is indicated by current market price. The manager initially screens for "value" stocks from the universe of companies with market capitalizations under $2 billion. The manager uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.

The fund generally will sell a stock when it reaches a target price which is when the manager believes it is fully valued or when, in the manager's opinion, conditions change such that the risk of continuing to hold the stock is unacceptable when compared to its growth potential.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund's primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment goal.

As part of its normal operations, the fund may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

46

The fund manager may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The fund manager also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in equity securities is that their prices fluctuate. The value of your investment can go up or down depending upon market conditions, which means you could lose money. The value of equity securities may decline due to developments relating to the issuer, industry factors or general market conditions. Equity securities generally have greater price volatility than fixed income securities.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding small cap growth stocks may outperform this fund.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund's investment than if the fund held the securities of larger, more established companies.

47

IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performances. The investment performance of the fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund's performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

While the fund manager chooses stocks he believes to be undervalued, there is no guarantee that the investments will increase in value or that they won't decline.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying

48

security, and there can be no assurance that the fund's hedging transactions will be effective.

Any securities that are thinly traded or whose resale is restricted can be difficult to sell at the desired time and price. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper the fund's ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element. Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities. Where registration is required for restricted or illiquid securities, a considerable time period may elapse between the time the fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the fund might obtain less favorable pricing terms than when it decided to sell the security.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Russell 2000® Value Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

49

As of 12/31

ANNUAL TOTAL RETURNS*

Small Cap Value

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
Small Cap Value
Return Before Taxes	18.27%	12.93%	10.80%	04/13/92
Return After Taxes on Distributions	13.25%	8.43%	7.47%
Return After Taxes on Distributions and Sale of Shares	15.29%	9.14%	7.81%
Russell 2000® Value (Reflects no deduction for fees, expenses or taxes)	23.48%	15.38%	13.28%	N/A

  *  The chart and the table both assume reinvestment of dividends and distributions.       Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The tables below describe the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal (restated to reflect current fees) year and may not reflect expenses of the fund after February 1, 2008.

Shareholder Fees

(Fees paid directly from your investment)

Redemption Fee* (as a percentage of amount redeemed)	2.0%

50

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		.55%
Other expenses		.79%
Service fees	.25%
Other	.54%
Acquired fund fees and expenses		.01%
Total annual fund operating expenses		1.35%
Fee waivers and expense reimbursements[1]		.07%
Net expenses[1]		1.28%

  *  Fee applies only to shares that are redeemed or exchanged within 30 days of purchase.

  1  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Service class expenses to 1.27% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$130	$421	$733	$1,618

Fund Management

The fund management team is led by Wayne J. Archambo, CFA, Managing Director at BlackRock Advisors, LLC (BlackRock) and Kate O'Connor, CFA, Managing Director at BlackRock.

Mr. Archambo is the head of the small and mid-cap value equity team. He has primary responsibility for managing client portfolios within this strategy and client investment guidelines, and he makes purchase and sale decisions for these products. He is a member of the Global Equity Operating Committee and the Equity Investment Strategy Group. Prior to joining BlackRock in 2002, Mr. Archambo was a founding partner and Manager of Boston Partners Asset Management, L.P.'s small and mid-cap value equity products since the firm's inception in 1995.

Ms. O'Connor is a member of the small and mid-cap value equity team and is also responsible for coverage of the health care sector. Prior to joining BlackRock in 2001, Ms. O'Connor was an equity analyst of mid and small cap growth and value products at Independence Investment LLC from 2000 to 2001, a principal at Boston Partners Asset Management, L.P. from 1997 to 2000 and previously an equity analyst at Morgan Stanley Dean Witter.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

51

Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For a Service Share Outstanding Throughout Each Period)

Small Cap Value Equity Portfolio

	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$14.95	$15.07	$14.09	$12.77	$16.18
Income from investment operations
Net investment loss	(0.02)[2]	– – [2,3]	(0.07)[2]	(0.03)	(0.04)
Net gain (loss) on investments (both realized and unrealized)	1.19	2.87	2.84	3.31	(1.04)
Total from investment operations	1.17	2.87	2.77	3.28	(1.08)
Less distributions
Distributions from net investment income	(0.17)	– –	– –	– –	– –
Distributions from net realized gains	(2.74)	(2.99)	(1.79)	(1.96)	(2.33)
Total distributions	(2.91)	(2.99)	(1.79)	(1.96)	(2.33)
Redemption fees added to paid-in capital	– – [4]	– – [4]	– – [4]	– – [4]	– –
Net asset value at end of period	$13.21	$14.95	$15.07	$14.09	$12.77
Total return	9.45%[5]	20.46%[5]	20.45%[5]	29.70%[5]	(8.64)%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$3,852	$3,405	$3,288	$4,139	$7,242
Ratios of expenses to average net assets
Net expenses	1.27%	1.24%	1.25%	1.21%	1.18%
Total expenses	1.32%	1.25%	1.29%	1.24%	1.19%
Ratios of net investment loss to average net assets
After advisory/administration and other fee waivers	(0.18)%	(0.03)%	(0.45)%	(0.19)%	(0.24)%
Before advisory/administration and other fee waivers	(0.23)%	(0.04)%	(0.48)%	(0.22)%	(0.25)%
Portfolio turnover rate	123%	133%	154%	240%	260%

1  Audited by other auditors.

2  Calculated using the average shares outstanding method.

3  Net investment loss is less than $0.01 per share.

4  Redemption fees added to paid-in capital are less than $0.005 per share.

5  Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

52

BlackRock

Small Cap Core Equity Portfolio

Investment Goal

The fund seeks long-term capital appreciation.

Primary Investment Strategies

In pursuit of this goal, the fund normally invests at least 80% of its net assets in the equity securities of U.S. small capitalization companies (market capitalizations under $2 billion). The fund uses the Russell 2000® Index as a benchmark. The fund primarily buys common stock but can also invest in preferred stock and securities convertible into common and preferred stock. From time to time the fund may invest in shares of companies through initial public offerings (IPOs).

The fund manager seeks to achieve consistent and sustainable performance through various market cycles by emphasizing stock selection. Stock selection is determined by looking at companies using a range of valuation criteria, including the strength of their management and business franchise. The manager initially screens for stocks from a market universe of companies with market capitalizations under $2 billion. The fund will invest in stocks that the manager believes offer attractive returns through capital appreciation. The manager uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.

The fund will generally sell a stock when it reaches a target price, which is when the manager believes it is fully valued or when, in her opinion, conditions change such that the risk of continuing to hold the stock is unacceptable when compared to its growth potential.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund's primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment goal.

As part of its normal operations, the fund may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

IMPORTANT DEFINITIONS

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Fundamental Analysis: A method of stock market analysis that concentrates on "fundamental" information about the company (such as its income statement, balance sheet, earnings and sales history, products and management) to attempt to forecast future stock value.

Investment Style: Refers to the guiding principles of a mutual fund's investment choices. The investment style of this fund is small cap, referring to the type of securities the manager will choose for this fund.

Russell 2000® Index: An index that measures the performance of the 2000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index.

Small Capitalization Companies: The fund defines these companies as those with market capitalizations under $2 billion. Capitalization refers to the market value of the company and is calculated by multiplying the number of shares outstanding by the current price per share.

53

The manager may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The manager also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.
The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in equity securities is that their prices fluctuate. The value of your investment can go up or down depending upon market conditions, which means you could lose money. The value of equity securities may decline due to developments relating to the issuer, industry factors or general market conditions. Equity securities generally have greater price volatility than fixed income securities.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding larger capitalization company stocks may outperform this fund.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. Securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund's investment than if the fund held the securities of larger, more established companies.

54

IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performances. The investment performance of the fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund's performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

While the manager chooses stocks she believes have above-average earnings growth potential or are undervalued, there is no guarantee that the investments will increase in value or that they won't decline.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying

55

security, and there can be no assurance that the fund's hedging transactions will be effective.

Any securities that are thinly traded or whose resale is restricted can be difficult to sell at the desired time and price. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper the fund's ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element. Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities. Where registration is required for restricted or illiquid securities, a considerable time period may elapse between the time the fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the fund might obtain less favorable pricing terms than when it decided to sell the security.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher then normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Service Shares. The information shows you how the fund's performance varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Russell 2000® Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

56

As of 12/31

ANNUAL TOTAL RETURNS*

Small Cap Core Equity

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	Since Inception	Inception Date[2]
Small Cap Core Equity
Return Before Taxes	13.05%	15.50%	01/02/02
Return After Taxes on Distributions	12.75%	15.25%
Return After Taxes on Distributions and Sale of Shares	8.80%	13.56%
Russell 2000® (Reflects no deduction for fees, expenses or taxes)	18.36%	11.39%	N/A

  *  The chart and the table both assume reinvestment of dividends and distributions.

    Source: BlackRock Advisors, LLC

  1  Performance of the fund for the 2002 calendar year reflects the cumulative performance from the inception date (January 2, 2002) until December 31, 2002.

  2  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The tables below describe the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the Fund after February 1, 2008.

Shareholder Fees

(Fees paid directly from your investment)

Redemption Fee* (as a percentage of amount redeemed)	2.0%

57

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		1.00%
Other expenses		.63%
Service fees	.25%
Other	.38%
Acquired fund fees and expenses		.01%
Total annual fund operating expenses		1.64%
Fee waivers and expense reimbursements[1]		.03%
Net expenses[1]		1.61%

  *  Fee applies only to shares that are redeemed or exchanged within 30 days of purchase.

  1  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Service class expenses to 1.60% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$164	$514	$889	$1,941

Fund Management

The fund management team is led by Kate O'Connor, CFA, Managing Director at BlackRock Advisors, LLC (BlackRock), and Neil Wagner, Managing Director at BlackRock.

Ms. O'Connor is a member of the small and mid-cap value equity team and is also responsible for coverage of the health care sector. Prior to joining BlackRock in 2001, Ms. O'Connor was an equity analyst of mid and small cap growth and value products at Independence Investment LLC from 2000 to 2001, a principal at Boston Partners Asset Management, L.P. from 1997 to 2000 and previously an equity analyst at Morgan Stanley Dean Witter.

Mr. Wagner heads an investment team at BlackRock focused on small and mid-cap growth equities. He became a Managing Director at BlackRock in January 2004. Prior to joining BlackRock in April 2002, Mr. Wagner worked at Massachusetts Financial Services (MFS), focusing on small and mid-cap equities. Mr. Wagner joined MFS as a research analyst in 1998 and became a portfolio manager there in 2000. Prior to that, he was a senior equity research analyst at DFS Advisors LLC from 1997 to 1998. He has been a portfolio manager of the fund since May 2002.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

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Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For a Service Share Outstanding Throughout Each Period)

Small Cap Core Equity Portfolio

	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04		Year Ended 9/30/03[1]		For the Period 1/02/02[1,2] through 9/30/02
Net asset value at beginning of period	$17.59	$14.73		$11.99		$8.35		$10.00
Income from investment operations
Net investment loss	(0.18)[3]	(0.13)[3]		(0.20)[3]		– –		– –
Net gain (loss) on investments (both realized and unrealized)	1.30	3.10		3.04		3.64		(1.65)
Total from investment operations	1.12	2.97		2.84		3.64		(1.65)
Less distributions
Distributions from net realized gains	(0.30)	(0.11)		(0.15)		– –		– –
Total distributions	(0.30)	(0.11)		(0.15)		– –		– –
Redemption fees added to paid-in capital	– – [4]	– – [4]		0.05		– –		– –
Net asset value at the end of the period	$18.41	$17.59		$14.73		$11.99		$8.35
Total return	6.47%[5]	20.22%[5]		24.17%[6]		43.59%		(16.50)%[7]
Ratios/Supplemental data
Net assets at end of period (in thousands)	$2,776	$94	$	– – [8]	$	– – [8]	$	– – [8]
Ratios of expenses to average net assets
Net expenses	1.60%	1.60%		1.60%		1.60%		1.60%[9]
Total expenses	1.64%	2.01%		2.67%		3.26%		2.83%[9]
Ratios of net investment loss to average net assets
After advisory/administration and other fee waivers	(0.99)%	(0.80)%		(1.19)%		(0.92)%		(0.90)%[9]
Before advisory/administration and other fee waivers	(1.03)%	(1.21)%		(2.26)%		(2.58)%		(2.13)%[9]
Portfolio turnover rate	111%	118%		78%		218%		233%

1  Audited by other auditors.

2  Commencement of operations of share class.

3  Calculated using the average shares outstanding method.

4  Redemption fees added to paid-in capital are less than $0.005 per share.

5  Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

6  Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return, for redemption fees received during the period, is 42 basis points.

7  Not Annualized.

8  Net assets at end of period are less than $500.

9  Annualized.

59

BlackRock

Small Cap Growth Equity Portfolio

IMPORTANT DEFINITIONS

Earnings Growth: The rate of growth in a company's earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth may cause share prices to increase.

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed-income or debt securities because they represent indebtedness to the bondholder, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Fundamental Analysis: A method of stock market analysis that concentrates on "fundamental" information about the company (such as its income statement, balance sheet, earnings and sales history, products and management) to attempt to forecast future stock value.

Growth Companies: All stocks are generally divided into the categories of "growth" or "value," although there are times when a growth fund and value fund may own the same stock. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general and whose revenue growth is expected to continue for an extended period. These stocks typically pay relatively low dividends and sell at relatively high valuations. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas.

Investment Style: Refers to the guiding principles of a mutual fund's investment choices. The investment style of this fund is small cap growth, referring to the type of securities the managers will choose for this fund.

Russell 2000® Growth Index: An index that contains those securities with greater-than-average growth orientations, generally having higher price-to-book and price-to-earnings ratios.

Small Capitalization Companies: The fund generally defines these companies as those whose market capitalizations, at the time of the fund's investment, are within the range of market capitalizations of companies in the Russell 2000® Growth Index during the most recent 365-day period.

Investment Goal

The fund seeks long-term capital appreciation.

Primary Investment Strategies

In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by U.S. small capitalization growth companies which the fund management team believes offer superior prospects for growth. Although a universal definition of small-capitalization companies does not exist, the fund generally defines these companies as those whose market capitalizations, at the time of the fund's investment, are within the range of market capitalizations of companies in the Russell 2000® Growth Index during the most recent 365-day period. For the 365 days ended December 29, 2006, the range of market capitalizations of companies in the Russell 2000® Growth Index was approximately $68 million to $3 billion. In the future, the fund may define small-capitalization companies using a different index or classification system. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock. From time to time the fund may invest in shares of companies through initial public offerings (IPOs).

The management team focuses on small cap emerging growth companies. The management team would expect these companies to have products, technologies, management, markets and opportunities which will facilitate earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation. The management team uses a bottom up investment style in managing the fund. This means securities are selected based upon fundamental analysis (such as analysis of earnings, cash flows, competitive position and management's abilities) performed by the management team.

The fund generally will sell a stock when, in the management team's opinion, there is a deterioration in the company's fundamentals or the company fails to meet performance expectations.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund's primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment goal.

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As part of its normal operations, the fund may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in equity securities is that their prices fluctuate. The value of your investment can go up or down depending upon market conditions, which means you could lose money. The value of equity securities may decline due to developments relating to the issuer, industry factors or general market conditions. Equity securities generally have greater price volatility than fixed income securities.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding small cap value stocks may outperform this fund.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have

61

fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund's investment than if the fund held the securities of larger, more established companies.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performances. The investment performance of the fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund's performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

While the management team chooses stocks it believes to have above-average earnings growth potential, there is no guarantee that the investments will increase in value or that they won't decline.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to

62

imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective.

Any securities that are thinly traded or whose resale is restricted can be difficult to sell at the desired time and price. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper the fund's ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element. Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities. Where registration is required for restricted or illiquid securities, a considerable time period may elapse between the time the fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the fund might obtain less favorable pricing terms than when it decided to sell the security.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Russell 2000® Growth Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

63

As of 12/31

ANNUAL TOTAL RETURNS*

Small Cap Growth

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
Small Cap Growth
Return Before Taxes	18.80%	9.27%	5.84%	09/14/93
Return After Taxes on Distributions	18.80%	9.27%	4.30%
Return After Taxes on Distributions and Sale of Shares	12.22%	8.07%	4.33%
Russell 2000® Growth (Reflects no deduction for fees, expenses or taxes)	13.35%	6.93%	4.88%	N/A

  *  The chart and the table both assume reinvestment of dividends and distributions.

    Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The tables below describe the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

64

Shareholder Fees

(Fees paid directly from your investment)

Redemption Fee* (as a percentage of amount redeemed)	2.0%

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		.55%
Other expenses		.47%
Service fees	.25%
Other	.22%
Acquired fund fees and expenses[1]		– –%
Total annual fund operating expenses		1.02%
Fee waivers and expense reimbursements[2]		– –%
Net expenses[2]		1.02%

  *  Fee applies only to shares that are redeemed or exchanged within 30 days of purchase.

  1  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Service class expenses to 1.29% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$104	$325	$563	$1,248

Fund Management

The fund management team is led by Neil Wagner, Managing Director at BlackRock Advisors, LLC (BlackRock), Andrew F. Thut, Director at BlackRock, and Eileen Leary, CFA, Managing Director at BlackRock.

Mr. Wagner heads an investment team at BlackRock focused on small and mid-cap growth equities and has been a manager of the fund since May 2002 He became a Managing Director at BlackRock in January 2004. Prior to joining BlackRock in April 2002, Mr. Wagner worked at Massachusetts Financial Services (MFS), focusing on small and mid-cap equities. Mr. Wagner joined MFS as a research analyst in 1998 and became a portfolio manager there in 2000. Prior to that, he was a senior equity research analyst at DFS Advisors LLC from 1997 to 1998.

Mr. Thut is a member of the small and mid-cap growth equity team and is also responsible for the coverage of the business services and retail sectors. He has been an analyst of the fund since May 2002 and manager of the fund since March 2004. Prior to

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

65

joining BlackRock in April 2002, Mr. Thut had been an equity analyst on the small and mid-cap growth team at MFS since 1998. Prior to joining MFS, Mr. Thut had worked in the Technology Investment Banking Group at BT Alex Brown since 1995.

Ms. Leary joined BlackRock following the merger with State Street Research & Management (SSRM) in 2005. Prior to joining BlackRock, Ms. Leary was responsible for the State Street Research Mid-Cap Growth Fund's day-to-day portfolio management beginning in October 2002, when she became a Portfolio Manager at SSRM. Previously, she had been an Equity Research Associate and an Analyst.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

66

Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For a Service Share Outstanding Throughout Each Period)

Small Cap Growth Equity Portfolio

	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$16.54	$13.92	$11.79	$8.67	$11.36
Income from investment operations
Net investment loss	(0.13)[2]	(0.11)[2]	(0.15)[2]	(0.12)	(0.19)
Net gain (loss) on investments (both realized and unrealized)	1.97	2.72	2.28	3.24	(2.50)
Total from investment operations	1.84	2.61	2.13	3.12	(2.69)
Redemption fees added to paid-in capital	– – [3]	0.01	– – [3]	– – [3]	– –
Net asset value at end of period	$18.38	$16.54	$13.92	$11.79	$8.67
Total return	11.12%[4]	18.82%[5]	18.07%[4]	35.99%[4]	(23.68)%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$26,422	$24,491	$29,569	$23,466	$29,023
Ratios of expenses to average net assets
Net expenses	1.08%[5]	1.19%[4]	1.20%[5]	1.19%[5]	1.15%
Total expenses	1.08%	1.19%	1.20%	1.22%	1.17%
Ratios of net investment loss to average net assets
After advisory/administration and other fee waivers	(0.73)%	(0.70)%	(1.02)%	(1.05)%	(0.97)%
Before advisory/administration and other fee waivers	(0.73)%	(0.70)%	(1.02)%	(1.08)%	(0.99)%
Portfolio turnover rate	74%	91%	81%	167%	238%

1  Audited by other auditors.

2  Calculated using the average shares outstanding method.

3  Redemption fees added to paid-in capital are less than $0.005 per share.

4  Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

5  Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return, for redemption fees received during the period, is 7 basis points.

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BlackRock

Asset Allocation Portfolio

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and foreign corporations, debt obligations of foreign governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Investment Goal

The Fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

The fund uses an asset allocation strategy, investing varying percentages of its portfolio in three major categories: stocks, bonds and, to a lesser extent, money market instruments. Drawing on its analysis of financial trends and market conditions, the fund management team monitors and adjusts those allocations from time to time. The fund has wide flexibility in the relative weightings given to each category; however, it intends to remain diversified across categories. The fund measures its performance against a customized weighted index comprised of the returns of the S&P 500® Index (60%) and the Lehman Brothers U.S. Aggregate Index (40%).

The assets allocated to the stock and bond categories undergo a further allocation process. The fund management team uses a combination of quantitative and fundamental analysis to evaluate the relative attractiveness of various segments in the equity universe, defined by style, capitalization range and geographic location. The fund management team regularly reviews and allocates varying percentages of the fund to equity investment management team members responsible for security selection within these distinctive disciplines, including stocks of large, middle and small capitalization companies, companies that appear to be trading below their true worth, companies with significant growth opportunities, firms in specialized sectors and international companies. Within each discipline, investment decisions are primarily the result of bottom-up security selection that, in turn, drives sector and industry weightings as well as average market capitalization. With respect to its equity investments, the fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock. Within each distinct discipline, the equity investment management teams assess each stock's changing characteristics relative to its contribution to portfolio risk within that discipline. A stock is sold when it no longer offers an appropriate return-to-risk trade-off.

Members of the fixed income investment management team are responsible for managing the fixed income allocation of the fund. The fixed income investment management team evaluates sectors of the bond market and individual securities within these sectors.

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The fixed income investment management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. Securities are purchased for the fund when the fixed income management team believes that they have the potential for above-average total return. The fund invests primarily in dollar-denominated investment grade bonds, but may invest up to 20% of its fixed income allocation in any combination of non-investment grade bonds (high yield or junk bonds), non-dollar denominated bonds and bonds of emerging market issuers. The fund's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis. Non-investment grade bonds acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor's or Ba or lower by Moody's) or will be determined by the fixed income investment management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. A security will be sold if, in the opinion of the fixed income investment management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

As part of its normal operations, the fund may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund also may invest in these securities in order to achieve its investment goal.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund's primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment goal.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce

IMPORTANT DEFINITIONS

High Yield Bonds: Sometimes referred to as "junk bonds," these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the fund manager to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Investment Style: Refers to the guiding principle of a mutual fund's investment choices. The investment style of this fund is balanced, meaning that the managers will choose both equity and fixed income securities for this fund.

Lehman Brothers U.S. Aggregate Index: An unmanaged index comprised of more than 5,000 taxable bonds. This is an index of investment grade bonds. All securities included must be rated investment grade by Moody's, Standard & Poor's or Fitch.

Mortgage-Backed Securities: Asset- backed securities based on a particular type of asset, a mortgage. There are a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

S&P 500® Index: The Standard & Poor's Composite Stock Price Index, an unmanaged index of 500 stocks, most of which are listed on the New York Stock Exchange. The index focuses on the large-cap segment of the market, with 80% coverage of U.S. equities.

Sector: All stocks are classified into a category or sector such as utilities, consumer services, basic materials, capital equipment, consumer cyclicals, energy, consumer non-cyclicals, healthcare, technology, transportation, finance and cash.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

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exposure to other risks, such as interest rate or currency risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). The fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future) to hedge against movement in the value of non-U.S. currencies.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in equity securities is that their prices fluctuate. The value of your investment could go up or down depending upon market conditions, which means you could lose money. The value of equity securities may decline due to developments relating to the issuer, industry factors or general market conditions. Equity securities generally have greater price volatility than fixed income securities.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund's investment than if the fund held the securities of larger, more established companies.

Because market conditions can vary, this fund's performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding exclusively equity or fixed income securities may outperform this fund.

While the management team chooses stocks it believes to have rising earnings expectations and good relative valuations, there is no guarantee that the investments will increase in value or that they won't decline.

Two of the risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a

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corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

The fund makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. The fund's investments in commercial mortgage- backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Non-investment grade securities carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is significant risk that

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companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also impact the market for lower-rated securities and the fund.

The market for high yield bonds is not as liquid as the markets for higher rated securities. This means that it may be harder to buy and sell high yield bonds, especially on short notice, and high yield bonds may be more difficult for the fund to value accurately than higher rated securities. The market for high yield bonds could also be impacted by legal or tax changes.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

The fund may invest in non-dollar denominated bonds of issuers located outside of the United States. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and of non-U.S. securities may be harder to sell and may be subjected to wider price movements than comparable investments in U.S. companies. There is also less regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past, and may do so again in the future, as a result of economic and political turmoil in many of these countries.

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Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Forward foreign currency exchange contracts do not eliminate movements in the value of non-U.S. currencies and securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse

73

repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

On January 31, 2005, the fund reorganized with the State Street Research Asset Allocation Fund (the SSR Fund). The SSR Fund transferred substantially all of its assets and liabilities to the fund in exchange for shares of the fund, which were then distributed to SSR Fund shareholders. For periods prior to January 31, 2005, the chart and table below show performance information for the SSR Fund, which had substantially similar investment goals and strategies as the fund. The chart and table give you a picture of long-term performance for Service Shares. The information shows you how performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the performance to that of a customized weighted index comprised of the returns of the S&P 500® Index (60%) and the Lehman Brothers U.S. Aggregate Index (40%), recognized unmanaged indices of stock and bond market performance, respectively. As with all such investments, past performance (before and after taxes) is not an indication of future results. If certain expenses had not been waived or reimbursed during these periods, returns would have been lower.

The performance of Service Shares for the period before they were launched is based on the performance of Investor A Shares adjusted to reflect the class specific fees applicable to Service Shares at the time of such share class's launch. This information may be considered when assessing the fund's performance, but does not represent the actual performance of this share class.

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As of 12/31

ANNUAL TOTAL RETURNS*

Asset Allocation

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	I Year	5 Years	10 Years	Inception Date[1]
Asset Allocation
Return Before Taxes	10.11%	6.59%	8.32%	12/29/88
Return After Taxes on Distributions	9.07%	5.53%	6.26%
Return After Taxes on Distributions and Sale of Shares	7.59%	5.25%	6.15%
60% S&P 500®/40% Leh. U.S. Agg. (Reflects no deduction for fees, expenses or taxes)	11.11%	5.98%	7.88%	N/A

  *  The chart and the table both assume reinvestment of dividends and distributions.

    Source: BlackRock Advisors, LLC

  1  Inception date of the SSR Fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

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IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		.55%
Other expenses		.54%
Service fees	.25%
Other	.29%
Acquired fund fees and expenses		.01%
Total annual fund operating expenses		1.10%
Fee waivers and expense reimbursements[1]		– –%
Net expenses[1]		1.10%

  1  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Service class expenses to 1.16% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$112	$350	$606	$1,340

Fund Management

The fund management team is led by Philip Green, Managing Director of BlackRock Advisors, LLC (BlackRock), and Linda Zhang, PhD, Director at BlackRock.

Mr. Green is responsible for multi-strategy portfolios at BlackRock and works closely with BlackRock's Central Strategy and Quantitative Investments Group on various asset allocation products. He is also a member of BlackRock's Portable Alpha team. He joined BlackRock following the merger with Merrill Lynch Investment Managers (MLIM) in 2006. At MLIM, he was responsible for asset allocation and a number of quantitative equity strategies with the Quantitative Advisors group. Prior to joining MLIM in 1999, Mr. Green was a senior portfolio manager at Bankers Trust Company and led the global asset allocation, managed futures and currency overlay groups.

Ms. Zhang joined BlackRock following the merger with SSRM in 2005. She is a member of the Asset Allocation Committee and the Equity Investment Strategy Group. Prior to joining BlackRock, she was a Vice President, a portfolio manager and a member of the portfolio management team for the State Street Research Asset Allocation Fund. She was also the head of the Quantitative Strategy Group. From 1997 to 2003, Ms. Zhang was as a Senior

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Quantitative Analyst, Vice President and Associate Portfolio Manager at Baring Asset Management.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

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Financial Highlights

The financial information in the table below shows financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For a Service Share Outstanding Throughout Each Period)

Asset Allocation Portfolio

	Year Ended 9/30/06	For the Period 3/1/05 to 9/30/05	For the Period 1/28/05[1] through 2/28/05
Net asset value at beginning of period	$15.49	$14.97	$14.63
Income from investment operations
Net investment income	0.27 [2]	0.14 [2]	0.01
Net gain on investments (both realized and unrealized)	0.65	0.52	0.33
Total from investment operations	0.92	0.66	0.34
Less distributions
Distributions from net investment income	(0.25)	(0.14)	– –
Distributions from net realized gains	(0.65)	– –	– –
Total distributions	(0.90)	(0.14)	– –
Redemption fees added to paid-in capital	– – [3]	– – [3]	– –
Net asset value at end of period	$15.51	$15.49	$14.97
Total return	6.24%[4]	4.44%[4,5]	2.32%[5]
Ratios/Supplemental data
Net assets at end of period (in thousands)	$2,201	$2,171	$2,171
Ratios of expenses to average net assets
Net expenses	1.11%	1.16%[6]	1.16%[6]
Total expenses	1.17%	1.36%[6]	1.26%[6]
Ratios of net investment income (loss) to average net assets
After advisory/administration and other fee waivers	1.76%	1.60%[6]	(0.17)%[6]
Before advisory/administration and other fee waivers	1.70%	1.40%[6]	(0.27)%[6]
Portfolio turnover rate	136%	90%	101%

1  Commencement of operations of share class.

2  Calculated using the average shares outstanding method.

3  Redemption fees added to paid-in capital are less than $0.005 per share.

4  Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

5  Not Annualized.

6  Annualized.

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BlackRock

Health Sciences Opportunities Portfolio

Effective October 2, 2006 the Health Sciences Portfolio was re-named the Health Sciences Opportunities Portfolio.

Investment Goal

The fund seeks to provide long-term growth of capital.

Primary Investment Strategies

Under normal market conditions, the fund invests at least 80% of total assets in securities of companies in health sciences and related industries. The Health Sciences sector can include companies in Health Care Equipment & Supplies, Health Care Providers & Services, Biotechnology, and Pharmaceuticals. The sector can include, but is not limited to, businesses involved in the development, production, and distribution or delivery of medical and pharmaceutical products and services, companies engaged in biotechnology and medical research and development, companies that may design, manufacture or distribute medical, dental and optical equipment and supplies, including diagnostic equipment, and companies that may also provide diagnostic services or operate health facilities and hospitals, or provide related administrative, management and financial support. The fund will concentrate its investments (i.e., invest more than 25% of its assets) in health sciences or related industries, and may invest in companies located in non-U.S. countries.

In selecting investments, the fund looks for stocks that have above-average return potential. The fund expects to invest in health sciences companies comparable in size to those in the health sector of the Russell 3000® Index or in similar companies, including non-U.S. companies. The fund does not limit its investments to companies of any particular size. The fund's investments may include common and preferred stock, securities convertible into common and preferred stock, warrants and depository receipts.

The fund reserves the right to invest up to 20% of total assets in other securities. These may include stocks of companies not associated with health sciences. They may also include debt securities and smaller capitalization companies.

From time to time the fund may invest without limit in shares of companies through initial public offerings (IPOs).

The fund generally will sell a stock when, in the management team's opinion, the stock reaches its price target, there is a deterioration in the company's fundamentals, a change in macroeconomic outlook, technical deterioration, valuation issues, a need to rebalance the portfolio or a better opportunity elsewhere.

IMPORTANT DEFINITIONS

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Fundamentals: "Fundamental" information about a company (such as its income statement, balance sheet, earnings and sales history, products and management).

Investment Style: Refers to the guiding principles of a mutual fund's investment choices. The investment style of this fund is health sciences, referring to the type of securities the managers will choose for this fund.

Lipper Health/Biotechnology Fund Index: An equally weighted index of typically the 30 largest mutual funds within its respective investment objective.

S&P 500® Index: The Standard & Poor's Composite Stock Price Index, an unmanaged index of 500 stocks, most of which are listed on the New York Stock Exchange. The index focuses on the large-cap segment of the market with over 80% coverage of U.S. equities.

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It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund's primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment goal.

As part of its normal operations, the fund may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities and may buy options on a currency or a basket of currencies, or enter into foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of currency with another party for that other party's obligation to pay or its right to receive another type of currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). The fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in equity securities is that their prices fluctuate. The value of your investment can go up or down depending upon market conditions, which means you could lose money. The value of equity securities may decline due to developments relating to the issuer, industry factors or general market conditions. Equity securities generally have greater price volatility than fixed income securities.

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The fund's strategy of concentrating in health sciences and related companies means that its performance will be closely tied to the performance of a particular market segment. Because the fund is concentrated in these companies, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

Investments in health sciences companies are subject to a number of risks, including the adverse impact of legislative actions and government regulations. These actions and regulations can affect the approval process for patents, medical devices and drugs, the funding of research and medical care programs, and the operation and licensing of facilities and personnel. The goods and services of health sciences companies are subject to risks of rapid technological change and obsolescence, product liability litigation, and intense price and other competitive pressures.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund's investment than if the fund held the securities of larger, more established companies.

Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

In addition, political and economic structures in emerging markets countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described above, including the risks of nationalization or expropriation of

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assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past and may do so again in the future, as a result of economic and political turmoil in many of these countries.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performance. The investment performance of the fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund's performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The value of any bonds held by the fund is likely to decline when interest rates rise; this risk is greater for bonds with longer maturities. It is also possible that a bond issuer could default on principal or interest payments, causing a loss for the fund.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a

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derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective.

Forward foreign currency exchange contracts do not eliminate movements in the value of non-U.S. currencies and securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund's.

Risk / Return Information

On January 31, 2005, the fund reorganized with the State Street Research Health Sciences Fund (the SSR Fund). The SSR Fund transferred substantially all of its assets and liabilities to the fund in exchange for shares of the fund, which were then distributed to SSR Fund shareholders. For periods prior to January 31, 2005, the

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chart and table below show performance information for the SSR Fund, which had substantially similar investment goals and strategies as the fund. The chart and table give you a picture of long-term performance for Service Shares. The information shows you how performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the performance to that of the Lipper Health/Biotechnology Funds Index and the S&P 500® Index, recognized unmanaged indices of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If certain expenses had not been waived or reimbursed during these periods, returns would have been lower.

The performance of Service Shares for the period before they were launched is based on the performance of Investor A Shares adjusted to reflect the class specific fees applicable to Service Shares at the time of such share class's launch. This information may be considered when assessing the fund's performance, but does not represent the actual performance of this share class.

As of 12/31

ANNUAL TOTAL RETURNS*

Health Sciences Opportunities

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	Since Inception	Inception Date[1]
Health Sciences Opportunities
Return Before Taxes	8.31%	13.27%	17.86%	12/21/99
Return After Taxes on Distributions	8.10%	12.60%	16.86%
Return After Taxes on Distributions and Sale of Shares	5.69%	11.32%	15.39%
Lipper Health/Biotechnology (Reflects no deduction for fees, expenses or taxes)	4.80%	4.69%	8.04%	N/A
S&P 500® (Reflects no deduction for fees, expenses or taxes)	15.79%	6.19%	1.48%	N/A

  *  The chart and the table both assume reinvestment of dividends and distributions.

    Source: BlackRock Advisors, LLC

  1  Inception date of the SSR Fund's oldest class(es).

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After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The tables below describe the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Shareholder Fees

(Fees paid directly from your investment)

Redemption Fee* (as a percentage of amount redeemed)	2.0%

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		.75%
Other expenses		.59%
Service fees	.25%
Other	.34%
Acquired fund fees and expenses[1]		– –%
Total annual fund operating expenses		1.34%
Fee waivers and expense reimbursements[2]		– –%
Net expenses[2]		1.34%

  *  Fee applies only to shares that are redeemed or exchanged within 30 days of purchase.

  1  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Service class expenses to 1.55% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$136	$425	$734	$1,613

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

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Fund Management

The fund management team is led by Thomas P. Callan, CFA, Managing Director at BlackRock Advisors, LLC (BlackRock), and Erin Xie, PhD, a Managing Director at BlackRock.

Mr. Callan, senior portfolio manager, is the head of the BlackRock Global Opportunities Team and is a manager and strategist for all of the team's portfolios. He has been a manager of the fund since 2005. He is a member of the BlackRock Equity Operating Committee. Prior to joining BlackRock as a member of the global emerging-cap team in 1998, Mr. Callan was with the PNC Asset Management Group, which he joined in 1992.

Ms. Xie joined BlackRock following the merger with State Street Research & Management (SSRM) in 2005. Prior to joining BlackRock, she was a Senior Vice President and a member of the portfolio management team of the State Street Research Health Sciences Fund since 2001 and became a portfolio manager in 2003. Ms. Xie was employed by SSRM beginning in 2001 as an equity analyst covering the healthcare sector. Prior to SSRM, she also served as an associate in pharmaceutical equity research at Sanford Bernstein & Company.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

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Financial Highlights

The financial information in the table below shows financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP. Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For a Service Share Outstanding Throughout Each Period)

Health Sciences Opportunities Portfolio

	Year Ended 9/30/06	For the Period 3/1/05 to 9/30/05	For the Period 1/28/05[1] through 2/28/05
Net asset value at beginning of period	$24.15	$20.24		$20.30
Income from investment operations
Net investment loss	(0.03)[2]	(0.12)[2]		(0.01)
Net gain (loss) on investments (both realized and unrealized)	2.27	4.04		(0.05)
Total from investment operations	2.24	3.92		(0.06)
Less distributions
Distributions from capital	(0.62)	(0.01)		– –
Total distributions	(0.62)	(0.01)		– –
Redemption fees added to paid-in captal	0.01	– – [3]		– –
Net asset value at end of period	$25.78	$24.15		$20.24
Total return	9.47%[4]	19.37%[5,6]		(0.30)%[6]
Ratios/Supplemental data
Net assets at end of period (in thousands)	$4,347	$66	$	– – [7]
Ratios of expenses to average net assets
Net expenses	1.34%	1.55%[8]		0.82%[8]
Total expenses	1.34%	1.64%[8]		0.82%[8]
Ratios of net investment loss to average net assets
After advisory/administration and other fee waivers	(0.12)%	(0.90)%[8]		(0.70)%[8]
Before advisory/administration and other fee waivers	(0.12)%	(0.99)%[8]		(0.70)%[8]
Portfolio turnover rate	157%	77%		173%

1  Commencement of operations of share class.

2  Calculated using the average shares outstanding method.

3  Redemption fees added to paid in capital are less than $0.005 per share.

4  Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return for redemption fees received during the period is 4 basis points.

5  Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

6  Not Annualized.

7  Net assets end of period are less than $500.00.

8  Annualized.

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BlackRock

Global Science & Technology Opportunities Portfolio

IMPORTANT DEFINITIONS

Earnings Growth: The rate of growth in a company's earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth may cause share prices to increase.

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Fundamentals: "Fundamental" information about a company (such as its income statement, balance sheet, earnings and sales history, products and management).

Investment Style: Refers to the guiding principles of a mutual fund's investment choice. The investment style of this fund is global science and technology, referring to the types of securities the managers will choose for this fund.

Market Capitalization: Market capitalization refers to the market value of a company and is calculated by multiplying the number of shares outstanding by the current price per share.

NYSE Arca Tech 100 IndexSM : A price-weighted index comprised of not more than 100 individual stocks listed on the NYSE, AMEX or NASDAQ. The index is modeled to represent a broad spectrum of companies engaged principally in manufacturing products and/or providing services within technology fields.

Technical Analysis: The study and interpretation of securities in order to predict future trends. The technical tools used by the management team include: trending indicators such as moving averages and non-trending indicators such as cash flow and relative strengths.

Investment Goal

The fund seeks long-term capital appreciation.

Primary Investment Strategies

In pursuit of this goal, the fund will invest primarily in equity securities of U.S. and non-U.S. companies in all capitalization ranges selected for their rapid and sustainable growth potential from the development, advancement and use of science and/or technology. The fund normally invests at least 80% of its net assets in equity securities issued by science and technology companies in all market capitalization ranges. The fund may invest up to 25% of its net assets in stocks of issuers in emerging market countries.

The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock. The fund may also invest in Rule 144A securities, which are privately placed securities purchased by qualified institutional buyers. From time to time the fund may invest in shares of companies through initial public offerings (IPOs).

The fund management team will invest in U.S. and non-U.S. companies (including companies located in emerging market countries) that are expected to offer the best opportunities for growth and high investment returns. The fund management team uses a multi-factor screen to identify stocks that have above- average return potential. The factors and the weight assigned to a factor may change depending on market conditions. The most influential factors over time have been revenue and earnings growth, estimate revisions, profitability and relative value.

The management team, in an attempt to reduce portfolio risk, will diversify by investing in at least three countries, one of which may be the U.S. Some of the industries that are likely to be represented in the fund's portfolio holdings include:

  ■  Application Software

  ■  IT Consulting & Services

  ■  Internet Software and Services

  ■  Networking Equipment

  ■  Telecom Equipment

  ■  Computer Hardware

  ■  Computer Storage & Peripherals

  ■  Electronic Equipment and Instruments

  ■  Semiconductor Equipment

  ■  Semiconductors

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  ■  Aerospace & Defense

  ■  Electrical Components & Equipment

  ■  Biotechnology

  ■  Pharmaceuticals

  ■  Healthcare Equipment & Supplies

  ■  Healthcare Distribution & Services

  ■  Healthcare Facilities

  ■  Industrial Gases

  ■  Specialty Chemicals

  ■  Advanced Materials

  ■  Integrated Telecom Services

  ■  Alternative Carriers

  ■  Wireless Telecommunication Services

The fund generally will sell a stock when, in the management team's opinion, there is a deterioration in the company's fundamentals, a change in macroeconomic outlook, technical deterioration, valuation issues, a need to rebalance the portfolio or a better opportunity elsewhere. The team uses a broad set of quantitative tools to enhance the timing of purchase or sell decisions.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund's primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment goal.

As part of its normal operations, the fund may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities and may buy options on a currency or a basket of currencies, or enter into foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of currency with another party for that other party's obligation to pay or its right to receive another type of currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as

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part of a strategy designed to reduce exposure to other risks, such as currency risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). The fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in equity securities is that their prices fluctuate. The value of your investment can go up or down depending upon market conditions, which means you could lose money. The value of equity securities may decline due to developments relating to the issuer, industry factors or general market conditions. Equity securities generally have greater price volatility than fixed income securities.

The fund's focus on stocks in the science and technology sectors makes it more susceptible to factors affecting those sectors and more volatile than funds that invest in many different sectors. Therefore, a downturn in the science and/or technology sectors could impact the fund's performance to a greater extent than a fund that invests in many sectors.

In addition, investing in science and technology companies exposes the fund to special risks. For example, rapid advances in science and technology might cause existing products to become obsolete, and the fund's returns could suffer to the extent it holds an affected company's shares. Companies in a number of science and technology industries are also subject to more government regulations and approval processes than many other industries. This fact may affect a company's overall profitability and cause its stock price to be more volatile. Additionally, science and technology companies are dependent upon consumer and business acceptance as new technologies evolve.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well

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known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund's investment than if the fund held the securities of larger, more established companies.

Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

In addition, political and economic structures in emerging markets countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past and may do so again in the future, as a result of economic and political turmoil in many of these countries.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performances. The investment performance of the fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund's performance will generally decrease.

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Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

While the management team chooses stocks they believe have above-average earnings growth potential, there is no guarantee that the investments will increase in value or that they won't decline.

The fund's investment in Rule 144A securities could have the effect of increasing the level of illiquidity in the fund during any period that qualified institutional buyers become uninterested in purchasing these types of securities.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective.

Forward foreign currency exchange contracts do not eliminate movements in the value of non-U.S. currencies and securities but rather allow the fund to establish a fixed rate of exchange for a

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future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

The fund may, from time to time, invest more than 25% of its assets in securities whose issuers are located in a single country. These investments would make the fund more dependent upon the political and economic circumstances of that country than a mutual fund that owns stocks of companies in many countries.

The expenses of the fund can be expected to be higher than those of other funds investing primarily in domestic securities because the costs attributable to investing abroad are usually higher.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the NYSE Arca Tech 100 IndexSM, a recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

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As of 12/31

ANNUAL TOTAL RETURNS*

Global Science & Technology Opportunities

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	Since Inception	Inception Date[1]
Global Science & Technology Opportunities
Return Before Taxes	7.74%	4.83%	-4.48%	05/15/00
Return After Taxes on Distributions	7.74%	4.83%	-4.48%
Return After Taxes on Distributions and Sale of Shares	5.03%	4.16%	-3.73%
NYSE Arca Tech 100	5.20%	5.33%	-1.99%	N/A

  *  The chart and the table both assume reinvestment of dividends and distributions.

    Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder, you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The tables below describe the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Shareholder Fees

(Fees paid directly from your investment)

Redemption Fee* (as a percentage of amount redeemed)	2.0%

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Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		.90%
Other expenses		1.09%
Service fees	.25%
Other	.84%
Acquired fund fees and expenses[1]		– –%
Total annual fund operating expenses		1.99%
Fee waivers and expense reimbursements[2]		.26%
Net expenses[2]		1.73%

  *  Fee applies only to shares that are redeemed or exchanged within 30 days of purchase.

  1  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Service class expenses to 1.73% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$176	$599	$1,049	$2,296

Fund Management

The fund management team is led by Thomas P. Callan, CFA, Managing Director at BlackRock Advisors, LLC (BlackRock), Erin Xie, PhD, a Managing Director at BlackRock, and Jean M. Rosenbaum, CFA, Managing Director at BlackRock.

Mr. Callan, senior portfolio manager, is the head of the BlackRock Global Opportunities Team and is a manager and strategist for all of the team's portfolios. He has been a manager of the fund since its inception. He is a member of the BlackRock Equity Operating Committee. Prior to joining BlackRock as a member of the global emerging-cap team in 1998, Mr. Callan was with the PNC Asset Management Group, which he joined in 1992.

Ms. Xie joined BlackRock following the merger with State Street Research & Management (SSRM) in 2005. Prior to joining BlackRock, she was a Senior Vice President and member of the portfolio management team of the State Street Research Health Sciences Fund since 2001 and became a portfolio manager in 2003. Ms. Xie was employed by SSRM beginning in 2001 as an equity analyst covering the healthcare sector. Prior to SSRM, she also served as an associate in pharmaceutical equity research at Sanford Bernstein & Company.

Ms. Rosenbaum is a member of the BlackRock Global Opportunities Team. She is a portfolio manager for the U.S. opportunities portfolios and a strategist for all of the team's products. Prior to joining BlackRock in 1998, Ms. Rosenbaum was a health care analyst with the PNC Asset Management Group.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

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Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For a Service Share Outstanding Throughout Each Period)

Global Science &
Technology Opportunities Portfolio

	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$6.51	$5.35	$5.41	$3.57	$4.39
Income from investment operations
Net investment loss	(0.05)[2]	(0.06)[2]	(0.08)[2]	(0.06)[2]	(0.06)[2]
Net gain (loss) on investments (both realized and unrealized)	0.60	1.22	0.02	1.90	(0.76)
Total from investment operations	0.55	1.16	(0.06)	1.84	(0.82)
Redemption fees added to paid-in capital	0.01	– – [3]	– – [3]	– –	– –
Net asset value at end of period	$7.07	$6.51	$5.35	$5.41	$3.57
Total return	8.60%[4]	21.68%[5]	(1.11)%[5]	51.54%	(18.68)%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$148	$116	$86	$108	$30
Ratios of expenses to average net assets
Net expenses	1.73%	1.73%	1.73%	1.67%	1.50%
Total expenses	2.06%	2.27%	1.94%	1.88%	1.63%
Ratios of net investment loss to average net assets
After advisory/administration and other fee waivers	(0.79)%	(1.04)%	(1.41)%	(1.38)%	(1.30)%
Before advisory/administration and other fee waivers	(1.12)%	(1.58)%	(1.61)%	(1.59)%	(1.43)%
Portfolio turnover rate	132%	113%	115%	226%	587%

1  Audited by other auditors.

2  Calculated using the average shares outstanding method.

3  Redemption fees added to paid in capital are less than $0.005 per share.

4  Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return for redemption fees received during the period is 15 basis points.

5  Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

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BlackRock

Global Resources Portfolio

The fund is closed to new investors. Existing shareholders may make additional investments in current accounts. In addition, new accounts may be opened by (i) any investor if the taxpayer identification number for the new account will be the same as that for a current account and (ii) 401(k), 403(b), 457 and other similar group retirement plan programs or certain discretionary wrap fee programs that have current accounts.

Investment Goal

The fund seeks to provide long-term growth of capital.

Primary Investment Strategies

Under normal market conditions, the fund invests at least 80% of its total assets in securities of global energy and natural resources companies and companies in associated businesses, as well as utilities (such as gas, water, cable, electrical and telecommunications utilities). The natural resources sector can include companies that own, produce, refine, process, transport and market natural resources, and companies that provide related services. The sector includes, but is not limited to, industries such as integrated oil, oil and gas exploration and production, gold and other precious metals, steel and iron ore production, energy services and technology, metal production, forest products, paper products, chemicals, building materials, coal, alternative energy sources and environmental services. The fund will concentrate its investments (i.e., invest more than 25% of its assets) in energy or natural resources companies. The fund may invest without limit in companies located anywhere in the world and will generally invest in at least three countries and in companies tied economically to a number of countries. It expects to invest primarily in developed markets, but may also invest in emerging markets.

In selecting investments, the fund looks for companies and industries that appear to have the potential for above-average long-term performance based on projections of supply and demand of a resource and the state of the market. These may include companies that are expected to show above-average growth over the long term as well as those that appear to be trading below their true worth. While the fund tends to emphasize smaller companies, from time to time it may emphasize companies of other sizes. The fund's investments may include common and preferred stock, securities convertible into common and preferred stock, warrants and depositary receipts.

The fund reserves the right to invest up to 20% of total assets in other U.S. and foreign investments. These may include stocks of companies not associated with energy or natural resources. These

IMPORTANT DEFINITIONS

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Fundamentals: "Fundamental" information about a company (such as its income statement, balance sheet, earnings and sales history, products and management).

Investment Style: Refers to the guiding principles of a mutual fund's investment choices. The investment style of this fund is global resources, referring to the type of securities the managers will choose for this fund.

Lipper Natural Resources Funds Index: An equally weighted index of typically the 30 largest mutual funds within its respective investment objective.

S&P 500® Index: The Standard & Poor's Composite Stock Price Index, an unmanaged index of 500 stocks, most of which are listed on the New York Stock Exchange. The index focuses on the large-cap segment of the market with over 80% coverage of U.S. equities.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

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may also include debt securities, although the fund may not invest more than 10% of total assets in junk bonds (bonds that are below Standard & Poor's BBB or Moody's Baa rating categories, or their unrated equivalents). Split rated bonds will be considered to have the higher credit rating.

The fund generally will sell a stock when, in the management team's opinion, the stock reaches its price target, there is a deterioration in the company's fundamentals, a change in macroeconomic outlook, technical deterioration, valuation issues, a need to rebalance the portfolio or a better opportunity elsewhere.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund's primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment goal.

As part of its normal operations, the fund may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities and may buy options on a currency or a basket of currencies (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument at a specific price on or before a specific date. A future is an agreement to buy or sell an instrument at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns. The fund may also buy and sell currencies and use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future) to hedge against movements in the value of non-U.S. currencies or to enhance returns.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

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Key Risks

The main risk of any investment in equity securities is that their prices fluctuate. The value of your investment can go up or down depending upon market conditions, which means you could lose money. The value of equity securities may decline due to developments relating to the issuer, industry factors or general market conditions. Equity securities generally have greater price volatility than fixed income securities.

The fund's strategy of concentrating in energy and natural resources companies means that its performance will be closely tied to the performance of a particular market segment. Because the fund is concentrated in these companies, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

Stocks of energy and natural resources companies are especially affected by variations in the commodities markets (that may be due to market events, regulatory developments or other factors that the fund cannot control) and these companies may lack the resources and the broad business lines to weather hard times. Energy companies can be significantly affected by the supply of and demand for specific products and services, the supply of and demand for oil and gas, the price of oil and gas, exploration and production spending, government regulation, world events and economic conditions. Natural resources companies can be significantly affected by events relating to international political developments, energy conservation, the success of exploration projects, commodity prices, and tax and government regulations.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund's investment than if the fund held the securities of larger, more established companies.

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Any securities that are thinly traded or whose resale is restricted can be difficult to sell at the desired time and price. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper the fund's ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element. Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities. Where registration is required for restricted or illiquid securities, a considerable time period may elapse between the time the fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the fund might obtain less favorable pricing terms than when it decided to sell the security.

Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

Political and economic structures in emerging markets countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past and may do so again in the future, as a result of economic and political turmoil in many of these countries.

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In addition, many U.S. companies in which the fund may invest generate significant revenues and earnings from abroad. As a result, these companies and the prices of their securities may be affected by weaknesses in global and regional economies and the relative value of foreign currencies to the U.S. dollar. These factors, taken as a whole, could adversely affect the price of fund shares.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The value of any bonds held by the fund is likely to decline when interest rates rise; this risk is greater for bonds with longer maturities. It is also possible that a bond issuer could default on principal or interest payments, causing a loss for the fund. The fund may invest in non-investment grade or "high yield" securities commonly known to investors as "junk bonds." Non-investment grade securities carry greater risks than investment grade securities, which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time.

The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market values may change from time to time, positively or negatively, to reflect new developments regarding the issuer. Companies that issue high yield securities are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bondholder. During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also impact the market for lower-rated securities and the fund. Also, the market for high yield securities is not as liquid as the market for higher rated securities. This means that it may be harder to buy and sell high yield securities, especially on short notice, and high yield securities may be more difficult for the fund to value accurately than higher rated securities. The market for high yield securities could also be impacted by legal or tax changes.

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The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective.

Forward foreign currency exchange contracts do not eliminate movements in the value of non-U.S. currencies and securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

The expenses of the fund can be expected to be higher than those of other funds investing primarily in domestic securities because the costs attributable to investing abroad are usually higher.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

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The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund's.

Risk / Return Information

On January 31, 2005, the fund reorganized with the State Street Research Global Resources Fund (the SSR Fund). The SSR Fund transferred substantially all of its assets and liabilities to the fund in exchange for shares of the fund, which were then distributed to SSR Fund shareholders. For periods prior to January 31, 2005, the chart and table below show performance information for the SSR Fund, which had substantially similar investment goals and strategies as the fund. The chart and table give you a picture of long-term performance for Investor A Shares. The information shows you how performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the performance to that of the Lipper Natural Resources Funds Index and the S&P 500® Index, recognized unmanaged indices of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If certain expenses had not been waived or reimbursed during these periods, returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

Global Resources

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IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
Global Resources; Inv A**
Return Before Taxes	-0.49%	31.10%	15.84%	03/02/90
Return After Taxes on Distributions	-4.71%	28.96%	14.36%
Return After Taxes on Distributions and Sale of Shares	4.96%	27.55%	13.75%
Lipper Natural Resources (Reflects no deduction for fees, expenses or taxes)	15.04%	21.68%	13.51%	N/A
S&P 500®
(Reflects no deduction for fees, expenses or taxes)	15.79%	6.19%	8.42%	N/A

  *  The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC

  **  These returns assume payment of applicable sales charges for A Shares. Sales charges do not apply to Service Shares.

  1  Inception date of the SSR Fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The tables below describe the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Shareholder Fees

(Fees paid directly from your investment)

Redemption Fee* (as a percentage of amount redeemed)	2.0%

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		.74%
Other expenses		.54%
Service fees	.25%
Other	.29%
Acquired fund fees and expenses[1]		– –%
Total annual fund operating expenses		1.28%
Fee waivers and expense reimbursements[2]		– –%
Net expenses[2]		1.28%

  *  Fee applies only to shares that are redeemed or exchanged within 30 days of purchase.

  1  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Service class expenses to 1.34% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

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Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$130	$406	$702	$1,545

Fund Management

The fund management team is led by Daniel J. Rice III, Managing Director at BlackRock Advisors, LLC (BlackRock), and Denis J. Walsh III, CFA, Managing Director at BlackRock.

Mr. Rice and Mr. Walsh joined BlackRock following the merger with State Street Research & Management (SSRM) in 2005. Prior to joining BlackRock, Mr. Rice had been a Senior Vice President and a portfolio manager of the State Street Research Global Resources Fund since its inception in March 1990. He was employed by SSRM beginning in 1984.

Prior to joining BlackRock, Mr. Walsh was a Managing Director and was an energy analyst for the State Street Research Global Resources Fund beginning in 1999. He was also a member of the portfolio management team for the Large Cap Analyst Fund and has worked as an investment professional in equity research since 1979.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

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Financial Highlights

The financial information in the table below shows financial performance for the periods indicated. The table below shows performance information for Investor A Shares of the fund. For periods prior to January 31, 2005, the table shows performance information for the SSR Fund, which reorganized with the fund on that date. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP (for periods through June 30, 2002) and Deloitte & Touche LLP (for periods after June 30, 2002). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Investor A Share Outstanding Throughout Each Period):

Global Resources Portfolio

	INVESTOR A SHARES
	Year Ended 9/30/06	For the Period 3/1/05 through 9/30/05	For the Period 7/1/04 through 2/28/05	Year Ended 6/30/04	Year Ended 6/30/03	Year Ended 6/30/02[1]
Net asset value at beginning of period	$76.01	$56.23	$39.58	$25.81	$22.74	$21.50
Income from investment operations
Net investment income (loss)	0.32 [2]	0.03 [2]	(0.15)	0.21	(0.10)	(0.15)
Net gain (loss) on investments (both realized and unrealized)	(2.36)	19.75	18.69	14.15	3.17	1.39
Total from investment operations	(2.04)	19.78	18.54	14.36	3.07	1.24
Less distributions
Distributions from net investment income	(0.48)	– –	(0.34)	(0.59)	– –	– –
Distributions from net realized gains	(8.60)	– –	(1.55)	– –	– –	– –
Total distributions	(9.08)	– –	(1.89)	(0.59)	– –	– –
Redemption fees added to paid-in capital	0.01	– – [3]	– –	– –	– –	– –
Net asset value at end of period	$64.90	$76.01	$56.23	$39.58	$25.81	$22.74
Total return[4]	(3.20)%[5]	35.18%[6,7]	47.69%[7]	56.06%	13.50%	5.77%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$683,417	$877,120	$676,234	$406,209	$103,987	$89,883
Ratios of expenses to average net assets
Net expenses	1.30%	1.34%[8]	1.36%[8]	1.34%	1.60%	1.73%
Total expenses	1.41%	1.52%[8]	1.38%[8]	1.34%	1.61%	1.74%
Ratios of net investment income (loss) to average net assets
After advisory/administration and other fee waivers	0.44%	0.10%[8]	(0.52)%[8]	0.64%	(0.47)%	(0.73)%
Before advisory/administration and other fee waivers	0.33%	(0.08)%[8]	(0.54)%[8]	0.64%	(0.47)%	(0.73)%
Portfolio turnover rate	27%	9%	22%	27%	33%	38%

  1  Audited by other auditors.

  2  Calculated using the average shares outstanding method.

  3  Redemption fees added to paid-in capital are less than $0.005 per share.

  4  Front-end sales load is not reflected in total returns.

  5  Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return for redemption fees received during the period is 2 basis points.

  6  Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

  7  Not Annualized.

  8  Annualized.

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BlackRock

All-Cap Global Resources Portfolio

Investment Goal

The fund seeks to provide long-term growth of capital.

Primary Investment Strategies

Under normal market conditions, the fund invests at least 80% of its total assets in securities of global energy and natural resources companies and companies in associated businesses, as well as utilities (such as gas, water, cable, electrical and telecommunications utilities). The natural resources sector can include companies that own, produce, refine, process, transport and market natural resources, and companies that provide related services. The sector includes, but is not limited to, industries such as integrated oil, oil and gas exploration and production, gold and other precious metals, steel and iron ore production, energy services and technology, metal production, forest products, paper products, chemicals, building materials, coal, alternative energy sources and environmental services. The fund will concentrate its investments (i.e., invest more than 25% of its assets) in energy or natural resources companies. The fund may invest without limit in companies located anywhere in the world and will generally invest in at least three countries and in companies tied economically to a number of countries. It expects to invest primarily in developed markets, but may also invest in emerging markets.

In selecting investments, the fund looks for companies and industries that appear to have the potential for above-average long- term performance based on projections of supply and demand of a resource and the state of the market. These may include companies that are expected to show above-average growth over the long term as well as those that appear to be trading below their true worth. The fund does not limit its investments to companies of any particular size, and may invest in securities of companies with small to large capitalizations. The fund's investments may include common and preferred stock, securities convertible into common and preferred stock, warrants and depositary receipts.

The fund reserves the right to invest up to 20% of total assets in other U.S. and foreign investments. These may include stocks of companies not associated with energy or natural resources. These may also include debt securities, although the fund may not invest more than 10% of total assets in junk bonds (bonds that are below Standard & Poor's BBB or Moody's Baa rating categories, or their unrated equivalents). Split rated bonds will be considered to have the higher credit rating.

The fund generally will sell a stock when, in the management team's opinion, the stock reaches its price target, there is a

IMPORTANT DEFINITIONS

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Fundamentals: "Fundamental" information about a company (such as its income statement, balance sheet, earnings and sales history, products and management).

Investment Style: Refers to the guiding principles of a mutual fund's investment choices. The investment style of this fund is global resources, referring to the type of securities the managers will choose for this fund.

Lipper Natural Resources Funds Index: An equally weighted index of typically the 30 largest mutual funds within its respective investment objective.

S&P 500® Index: The Standard & Poor's Composite Stock Price Index, an unmanaged index of 500 stocks, most of which are listed on the New York Stock Exchange. The index focuses on the large-cap segment of the market with over 80% coverage of U.S. equities.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

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deterioration in the company's fundamentals, a change in macroeconomic outlook, technical deterioration, valuation issues, a need to rebalance the portfolio or a better opportunity elsewhere.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund's primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment goal.

As part of its normal operations, the fund may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities and may buy options on a currency or a basket of currencies (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument at a specific price on or before a specific date. A future is an agreement to buy or sell an instrument at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns. The fund may also buy and sell currencies and use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future) to hedge against movements in the value of non-U.S. currencies or to enhance returns.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in equity securities is that their prices fluctuate. The value of your investment can go up or down depending upon market conditions, which means you could lose money. The value of equity securities may decline due to developments relating to the issuer, industry factors or general market conditions. Equity securities generally have greater price volatility than fixed income securities.

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The fund's strategy of concentrating in energy and natural resources companies means that its performance will be closely tied to the performance of a particular market segment. Because the fund is concentrated in these companies, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

Stocks of energy and natural resources companies are especially affected by variations in the commodities markets (that may be due to market events, regulatory developments or other factors that the fund cannot control) and these companies may lack the resources and the broad business lines to weather hard times. Energy companies can be significantly affected by the supply of and demand for specific products and services, the supply of and demand for oil and gas, the price of oil and gas, exploration and production spending, government regulation, world events and economic conditions. Natural resources companies can be significantly affected by events relating to international political developments, energy conservation, the success of exploration projects, commodity prices, and tax and government regulations.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund's investment than if the fund held the securities of larger, more established companies.

Any securities that are thinly traded or whose resale is restricted can be difficult to sell at the desired time and price. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper the fund's ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element. Transactions in

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restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities. Where registration is required for restricted or illiquid securities, a considerable time period may elapse between the time the fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the fund might obtain less favorable pricing terms than when it decided to sell the security.

Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

Political and economic structures in emerging markets countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past and may do so again in the future, as a result of economic and political turmoil in many of these countries.

In addition, many U.S. companies in which the fund may invest generate significant revenues and earnings from abroad. As a result, these companies and the prices of their securities may be affected by weaknesses in global and regional economies and the relative value of foreign currencies to the U.S. dollar. These factors, taken as a whole, could adversely affect the price of fund shares.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles.

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The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The value of any bonds held by the fund is likely to decline when interest rates rise; this risk is greater for bonds with longer maturities. It is also possible that a bond issuer could default on principal or interest payments, causing a loss for the fund. The fund may invest in non-investment grade or "high yield" securities commonly known to investors as "junk bonds." Non-investment grade securities carry greater risks than investment grade securities, which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time.

The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market values may change from time to time, positively or negatively, to reflect new developments regarding the issuer. Companies that issue high yield securities are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bondholder. During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also impact the market for lower-rated securities and the fund. Also, the market for high yield securities is not as liquid as the market for higher rated securities. This means that it may be harder to buy and sell high yield securities, especially on short notice, and high yield securities may be more difficult for the fund to value accurately than higher rated securities. The market for high yield securities could also be impacted by legal or tax changes.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to

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its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective.

Forward foreign currency exchange contracts do not eliminate movements in the value of non-U.S. currencies and securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

The expenses of the fund can be expected to be higher than those of other funds investing primarily in domestic securities because the costs attributable to investing abroad are usually higher.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund's.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lipper Natural Resources Funds Index and the S&P 500® Index, recognized

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unmanaged indices of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

All-Cap Global Resources

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	Since Inception	Inception Date[1]
All-Cap Global Resources
Return Before Taxes	13.75%	24.82%	2/16/05
Return After Taxes on Distributions	12.96%	24.35%
Return After Taxes on Distributions and Sale of Shares	9.18%	21.17%
Lipper Natural Resources (Reflects no deduction for fees, expenses or taxes)	15.04%	24.98%	N/A
S&P 500® (Reflects no deduction for fees, expenses or taxes)	15.79%	10.87%	N/A

  *  The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The tables below describe the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

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IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

Shareholder Fees

(Fees paid directly from your investment)

Redemption Fee* (as a percentage of amount redeemed)	2.0%

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		.75%
Other expenses		.65%
Service fees	.25%
Other	.40%
Acquired fund fees and expenses[1]		– –%
Total annual fund operating expenses		1.40%
Fee waivers and expense reimbursements[2]		.06%
Net expenses[2]		1.34%

  *  Fee applies only to shares that are redeemed or exchanged within 30 days of purchase.

  1  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Service class expenses to 1.34% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$136	$437	$760	$1,675

Fund Management

The fund management team is led by Denis J. Walsh III, CFA, Managing Director at BlackRock Advisors, LLC (BlackRock), and Daniel J. Rice III, Managing Director at BlackRock.

Mr. Rice and Mr. Walsh joined BlackRock following the merger with State Street Research & Management (SSRM) in 2005. Prior to joining BlackRock, Mr. Rice had been a Senior Vice President and a portfolio manager of the State Street Research Global Resources Fund since its inception in March 1990. He was employed by SSRM beginning in 1984.

Prior to joining BlackRock, Mr. Walsh was a Managing Director and was an energy analyst for the State Street Research Global Resources Fund beginning in 1999. He was also a member of the portfolio management team for the SSR Large Cap Analyst Fund and has worked as an investment professional in equity research since 1979.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

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Financial Highlights

The financial information in the table below shows the fund's financial performance for the period indicated. Certain Information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, the fund's independent registered public accountant for the period shown below. Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For a Service Share Outstanding Throughout Each Period)

All-Cap Global Resources

	Year Ended 9/30/06	For the Period 2/16/05[1] through 9/30/05
Net asset value at beginning of period	$13.52		$10.00
Income from investment operations
Net investment income (loss)	(0.02)[2]		0.03 [2]
Net gain on investments (both realized and unrealized)	0.24		3.49
Total from investment operations	0.22		3.52
Redemption fees added to paid-in capital	0.01		– – [3]
Net asset value at the end of period	$13.75		$13.52
Total return	1.70%[4]		35.20%[5,6]
Ratios/Supplemental data
Net assets at end of period (in thousands)	$2,368	$	– – [7]
Ratios of expenses to average net assets
Net expenses	1.34%		1.34%[8]
Total expenses	1.40%		1.77%[8]
Ratios of net investment income (loss) to average net assets
After advisory/administration and other fee waivers	(0.17)%		0.01%[8]
Before advisory/administration and other fee waivers	(0.23)%		(0.42)%[8]
Portfolio turnover rate	41%		12%

1  Commencement of operations of share class.

2  Calculated using the average shares outstanding method.

3  Redemption fees added to paid-in capital are less than $0.005 per share.

4  Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return for redemption fees received during the period is 7 basis points.

5  Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

6  Not Annualized.

7  Net assets end of period are less than $500.

8  Annualized.

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BlackRock

U.S. Opportunities Portfolio

IMPORTANT DEFINITIONS

Earnings Growth: The rate of growth in a companies earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth may cause share prices to increase.

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Fundamentals: "Fundamental" information about a company (such as its income statement, balance sheet, earnings and sales history, products and management).

S&P/Citigroup Extended Market Index U.S.: An unmanaged index comprised of smaller- capitalization U.S. stocks representing the bottom 20% of available market capital, with a minimum market capitalization of at least $100 million.

Technical Analysis: The study and interpretation of securities in order to predict future trends. The technical tools used by the management team include: trending indicators such as moving averages and non-trending indicators such as cash flow and relative strengths.

Investment Goal

The fund seeks long-term capital appreciation.

Primary Investment Strategies

In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by U.S. emerging capitalization companies with relatively attractive earnings growth potential and valuations. Although a universal definition of emerging capitalization companies does not exist, the fund generally defines these companies as those with market capitalizations equal to those within the universe of S&P/Citigroup Extended Market Index U.S. stocks (between approximately $36 million and $19.7 billion as of December 29, 2006). In the future, the fund may define emerging capitalization companies using a different index or classification system. The fund primarily buys common stock but can also invest in preferred stock and securities convertible into common and preferred stock. From time to time the fund may invest in shares of companies through initial public offerings (IPOs).

The fund management team uses a multi-factor screen to identify stocks that have above-average return potential. The factors and the weight assigned to a factor may change depending on market conditions. The most influential factors over time have been relative value and earnings estimate revisions.

The fund generally will sell a stock when, in the management team's opinion, it reaches its price target, there is a deterioration in the company's fundamentals, a change in macroeconomic outlook, technical deterioration, a need to rebalance the portfolio or a better opportunity elsewhere. The team uses a broad set of quantitative tools to enhance the timing of purchase or sell decisions.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund's primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment goal.

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As part of its normal operations, the fund may also hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in equity securities is that their prices fluctuate. The value of your investment can go up or down depending upon market conditions, which means you could lose money. The value of equity securities may decline due to developments relating to the issuer, industry factors or general market conditions. Equity securities generally have greater price volatility than fixed income securities.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund's investment than if the fund held the securities of larger, more established companies.

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Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performances. The investment performance of the fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund's performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

While the management team chooses stocks it believes to have above-average earnings growth potential, there is no guarantee that the investments will increase in value or that they won't decline.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also

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reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long- term performance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the S&P/Citigroup Extended Market Index U.S., a recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

In December 2002 the fund changed its primary investment strategies and, therefore, the fund's performance prior to that date does not reflect the fund's current investment style.

As of 12/31

ANNUAL TOTAL RETURNS*

U.S. Opportunities

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IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	Since Inception	Inception Date[1]
U.S. Opportunities
Return Before Taxes	18.24%	7.48%	19.59%	05/01/98
Return After Taxes on Distributions	18.24%	7.48%	17.45%
Return After Taxes on Distributions and Sale of Shares	11.86%	6.48%	16.33%
S&P/Citigroup EMI U.S. (Reflects no deduction for fees, expenses or taxes)	15.07%	12.53%	8.82%	N/A

  *  The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

One factor impacting the fund's total return to date was its investment in IPOs and companies that had recently gone public. There is no assurance that the fund's investments in IPOs or newlypublic companies will have the same impact on performance in the future as they did in the past.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The tables below describe the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Shareholder Fees

(Fees paid directly from your investment)

Redemption Fee* (as a percentage of amount redeemed)	2.0%

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		1.10%
Other expenses		.73%
Service fees	.25%
Other	.48%
Acquired fund fees and expenses		.01%
Total annual fund operating expenses		1.84%
Fee waivers and expense reimbursements[1]		.23%
Net expenses[1]		1.61%

  *  Fee applies only to shares that are redeemed or exchanged within 30 days of purchase.

  1  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Service class expenses to 1.60% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. Including voluntary waivers, the net expenses for the service class of the fund are estimated to be 1.52% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses). See the "Management" section for a discussion of these waivers and reimbursements.

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Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$164	$556	$974	$2,140

Fund Management

The fund management team is led by Thomas P. Callan, CFA, Managing Director at BlackRock Advisors, LLC (BlackRock), and Jean M. Rosenbaum, CFA, Managing Director at BlackRock.

Mr. Callan, senior portfolio manager, is the head of the BlackRock Global Opportunities Team and is a manager and strategist for all of the team's portfolios. He is a member of the BlackRock Equity Operating Committee. Prior to joining BlackRock as a member of the global emerging-cap team in 1998, Mr. Callan was with the PNC Asset Management Group, which he joined in 1992.

Ms. Rosenbaum is a member of the BlackRock Global Opportunities Team. She is a portfolio manager for the U.S. opportunities portfolios and a strategist for all of the team's products. Prior to joining BlackRock in 1998, Ms. Rosenbaum was a health care analyst with the PNC Asset Management Group.

Ms. Rosenbaum and Mr. Callan have been managers of the fund since September 2002.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

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Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For a Service Share Outstanding Throughout Each Period)

U.S. Opportunities Portfolio

	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$24.96	$19.93	$16.27	$12.88	$17.51
Income from investment operations
Net investment loss	(0.07)[2]	(0.21)[2]	(0.22)[2]	(0.19)	(0.51)
Net gain (loss) on investments (both realized and unrealized)	3.38	5.24	3.88	3.58	(3.79)
Total from investment operations	3.31	5.03	3.66	3.39	(4.30)
Less distributions
Distributions from net investment income	– –	– –	– –	– –	(0.33)
Total distributions	– –	– –	– –	– –	(0.33)
Redemption fees added to paid-in capital	0.01	– – [3]	– – [3]	– –	– –
Net asset value at end of period	$28.28	$24.96	$19.93	$16.27	$12.88
Total return	13.30%[4]	25.24%[5]	22.50%[5]	26.32%	(25.26)%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$1,527	$472	$2,303	$421	$483
Ratios of expenses to average net assets
Net expenses	1.57%	1.90%	1.90%	1.83%	1.75%
Total expenses	1.85%	1.97%	1.97%	1.89%	1.79%
Ratios of net investment loss to average net assets
After advisory/administration and other fee waivers	(0.25)%	(0.96)%	(1.15)%	(1.17)%	(1.51)%
Before advisory/administration and other fee waivers	(0.53)%	(1.03)%	(1.22)%	(1.24)%	(1.56)%
Portfolio turnover rate	120%	94%	106%	248%	361%

1  Audited by other auditors.

2  Calculated using the average shares outstanding method.

3  Redemption fees added to paid-in capital are less than $0.005 per share.

4  Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return for redemption fees received during the period is 4 basis points.

5  Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

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BlackRock

Global Opportunities Portfolio

Investment Goal

The Fund's investment goal is to seek long-term capital appreciation.

Primary Investment Strategies

The fund will invest at least 75% of its total assets in global equity securities of any market capitalization. The fund will invest, under normal market conditions, at least 40% of its total assets in issuers located outside of the U.S. The fund may invest up to 25% of its total assets in stocks of issuers in emerging market countries. The fund may also invest up to 25% of its total assets in global fixed income securities including emerging market debt. Investment in fixed income securities will be made purely on an opportunistic basis. The fund's fixed income investments may include corporate bonds, U.S. government debt securities, non-U.S. government and supranational debt securities, asset-backed securities, mortgage-backed securities, emerging market debt securities and non-investment grade debt securities (high yield or junk bonds). From time to time, the fund may invest in shares of companies through initial public offerings (IPOs). The fund will invest in securities of non-U.S. issuers that can be U.S.-dollar based or non-U.S.-dollar based on a hedged or unhedged basis. The fund may enter into currency transactions on a hedged or unhedged basis in order to seek total return.

With respect to its equity investments, the fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock of any rating.

The fund management team uses a multi-factor screen to identify securities that have above-average return potential. The factors and the weight assigned to a factor may change depending on market conditions. The most influential factors over time have been relative value and earnings estimate revisions.

The fund generally will sell a security when, in the management team's opinion, it reaches its price target, or there is a deterioration in the company's fundamentals, a change in macroeconomic outlook, technical deterioration, a need to rebalance the portfolio or a better opportunity elsewhere. The team uses a broad set of quantitative tools to enhance the timing of purchase or sell decisions.

Non-investment grade bonds acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor's or Ba or lower by Moody's) or will be determined by the fixed income investment management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

As part of its normal operations, the fund may hold high quality money market securities pending investments or when it expects to

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and foreign corporations, debt obligations of foreign governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Emerging Market Stocks: Stocks issued by companies located in countries with emerging economies or securities markets. The list of emerging market countries includes, among others: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey and Venezuela.

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Fundamentals: "Fundamental" information about a company (such as its income statement, balance sheet, earnings and sales history, products and management).

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IMPORTANT DEFINITIONS

High Yield Bonds: Sometimes referred to as "junk bonds," these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the fund manager to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There are a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

S&P/Citigroup Global Broad Market Index: The all-encompassing S&P/Citigroup Global index is known as the Broad Market Index (BMI). The BMI measures the performance of the entire universe of investable securities greater than USD 100 million. The BMI is segmented into two size components: the Primary Market Index (PMI), and the Extended Market Index (EMI). The PMI defines the large-cap universe, representing the top 80% of BMI market capitalization for each listed country. The EMI defines the small-cap universe for each country, representing the remaining 20%.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Technical Analysis: The study and interpretation of securities in order to predict future trends. The technical tools used by the management team include: trending indicators such as moving averages and non-trending indicators such as cash flow and relative strengths.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund's primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment goal.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities and may buy options on a currency or a basket of currencies, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). The fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in equity securities is that their prices fluctuate. The value of your investment can go up or down depending upon market conditions, which means you could lose money. The value of equity securities may decline due to developments relating to the issuer, industry factors or general market conditions. Equity securities generally have greater price volatility than fixed income securities.

Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but

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are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subjected to wider price movements than comparable investments in U.S. companies. There is also less regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

Political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past, and may do so again in the future, as a result of economic and political turmoil in many of these countries.

Many U.S. companies in which the fund may invest generate significant revenues and earnings from abroad. As a result, these companies and the prices of their securities may be affected by weaknesses in global and regional economies and the relative value of foreign currencies to the U.S. dollar. These factors, taken as a whole, could adversely affect the price of fund shares.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund's investment than if the fund held the securities of larger, more established companies.

Two risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

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Non-investment grade securities carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also impact the market for lower-rated securities and the fund.

The market for high yield bonds is not as liquid as the markets for higher rated securities. This means that it may be harder to buy and sell high yield bonds, especially on short notice, and high yield bonds may be more difficult for the fund to value accurately than higher rated securities. The market for high yield bonds could also be impacted by legal or tax changes.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

The fund makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. The fund's investments in commercial mortgage-backed securities with several classes may be in the lower

126

classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performances. The investment performance of the fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund's performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

Because market conditions can vary, this fund's performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding exclusively U.S. securities may outperform this fund.

While the management team chooses stocks it believes to have potential for capital appreciation, there is no guarantee that the investments will increase in value or that they won't decline.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and

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market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Forward foreign currency exchange contracts do not eliminate movements in the value of non-U.S. currencies and securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

Any securities that are thinly traded or whose resale is restricted an be difficult to sell at the desired time and price. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper the fund's ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element. Transactions in restricted or

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illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities. Where registration is required for restricted or illiquid securities, a considerable time period may elapse between the time the fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the fund might obtain less favorable pricing terms than when it decided to sell the security.

The expenses of the fund can be expected to be higher than those of other funds investing primarily in domestic securities because the costs attributable to investing abroad is usually higher.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The tables below describe the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Shareholder Fees

(Fees paid directly from your investment)

Redemption Fee* (as a percentage of amount redeemed)	2.0%

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		.90%
Other expenses		1.17%
Service fees	.25%
Other	.92%
Acquired fund fees and expenses		.01%
Total annual fund operating expenses		2.08%
Fee waivers and expense reimbursements[1]		.42%
Net expenses[1]		1.66%

  *  Fee applies only to shares that are redeemed or exchanged within 30 days of purchase.

  1  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Service class expenses to 1.65% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

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Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$169	$611	$1,080	$2,377

Fund Management

The fund management team is led by Thomas P. Callan, CFA, Managing Director at BlackRock Advisors, LLC (BlackRock), Michael D. Carey, CFA, a Managing Director at BlackRock, Jean M. Rosenbaum, CFA, a Managing Director at BlackRock, Erin Xie, PhD, a Managing Director at BlackRock, and Andrew Gordon, Managing Director of BlackRock Financial Management, Inc. (BFM) since 1996.

Mr. Callan, senior portfolio manager, is head of BlackRock Global Opportunities Team and is a manager and strategist for all of the team's portfolios. He is a member of the BlackRock Equity Operating Committee. Prior to joining BlackRock as a member of the global emerging-cap team in 1998, Mr. Callan was with the PNC Asset Management Group (PNC), which he joined in 1992.

Mr. Carey is a member of the BlackRock Global Opportunities Team. He is a portfolio manager for international small cap equity portfolios and a strategist for all of the team's products. Prior to joining BlackRock in 1998, Mr. Carey was an investment strategist with PNC. He began his career as a fixed income analyst with PNC in 1992.

Ms. Rosenbaum is a member of the BlackRock Global Opportunities Team. She is a portfolio manager for the U.S. opportunities portfolios and a strategist for all of the team's products. Prior to joining BlackRock in 1998, Ms. Rosenbaum was a health care analyst with PNC.

Ms. Xie is a member of the BlackRock Global Opportunities Team. Prior to joining BlackRock in 2005, she was a Senior Vice President and portfolio manager with State Street Research & Management (SSRM) responsible for managing the State Street Research Health Sciences Fund. Prior to joining SSRM in 2001, Ms. Xie was a research associate with Sanford Bernstein & Company covering the pharmaceutical industry.

Mr. Gordon is the head of the global bond team and a member of the Investment Strategy Group. His primary responsibilities include developing and implementing strategies in the non-dollar and emerging markets sectors of the fixed income markets. Prior to joining BFM in 1996, Mr. Gordon, as principal, was responsible for developing strategies for a small relative value global fixed income hedge fund. Prior to that, he had an eight-year affiliation with CS First Boston, where he pioneered the firm's international fixed income research effort.

Mr. Callan, Mr. Carey, Ms. Rosenbaum, Ms. Xie and Mr. Gordon have been managers of the fund since inception.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

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Financial Highlights

The financial information in the table below shows the fund's financial performance for the period indicated. Certain Information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, the fund's independent registered public accountant for the period shown below. Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For a Service Share Outstanding Throughout the Period)

Global Opportunities

For the Period 1/31/06[1] through 9/30/06
Net asset value at beginning of period	$10.00
Income from investment operations
Net investment income	0.05 [2]
Net gain on investments (both realized and unrealized)	0.02
Total from investment operations	0.07
Redemption fees added to paid-in capital	.01
Net asset value at the end of period	$10.08
Total return	0.80%[3,4]
Ratios/Supplemental data
Net assets at end of period (in thousands)	$10
Ratios of expenses to average net assets
Net expenses	1.65%[5]
Total expenses	6.60%[5]
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	0.92%[5]
Before advisory/administration and other fee waivers	(4.03)%[5]
Portfolio turnover rate	110%

1  Commencement of operations of share class.

2  Calculated using the average shares outstanding method.

3  Not Annualized.

4  Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return for redemption fees received during the period is 10 basis points.

5  Annualized.

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BlackRock

International Opportunities Portfolio

IMPORTANT DEFINITIONS

Emerging Market Stocks: Stocks issued by companies located in countries with emerging economies or securities markets. The list of emerging market countries includes, among others: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey and Venezuela.

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Fundamentals: "Fundamental" information about a company (such as its income statement, balance sheet, earnings and sales history, products and management).

S&P/Citigroup Extended Market Index Global Ex-U.S.: An unmanaged index comprised of smaller-capitalization stocks of both developed and emerging market countries. Index stocks represent the bottom 20% of available market capital for each individual country, with a minimum market capitalization of at least the local equivalent of US$100 million.

Technical Analysis: The study and interpretation of securities in order to predict future trends. The technical tools used by the management team include: trending indicators such as moving averages and non-trending indicators such as cash flow and relative strengths.

The fund is closed to new investors. Existing shareholders may make additional investments in current accounts. In addition, new accounts may be opened by (i) any investor if the taxpayer identification number for the new account will be the same as that for a current account and (ii) 401(k), 403(b), 457 and other similar group retirement plan programs or certain discretionary wrap fee programs that have current accounts.

Investment Goal

The fund seeks long-term capital appreciation.

Primary Investment Strategies

In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by international emerging capitalization companies (defined as those with market capitalizations equal to those within the universe of S&P/Citigroup Extended Market Index Global Ex-U.S. stocks). The fund may invest up to 25% of its net assets in stocks of issuers in emerging market countries. The fund primarily buys common stock but can also invest in preferred stock and securities convertible into common and preferred securities. From time to time the fund may invest in shares of companies through initial public offerings (IPOs).

The fund management team uses a multi-factor screen to identify stocks that have above-average return potential. The factors and the weight assigned to a factor may change depending on market conditions. The most influential factors over time have been relative value and earnings estimate revisions.

The fund generally will sell a stock when, in the management team's opinion, there is a deterioration in the company's fundamentals, a change in macroeconomic outlook, technical deterioration, valuation issues, a need to rebalance the portfolio or a better opportunity elsewhere. The team uses a broad set of quantitative tools to enhance the timing of purchase or sell decisions.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund's primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment goal.

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As part of its normal operations, the fund may also hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities and may buy options on a currency or a basket of currencies, or enter into foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of currency with another party for that other party's obligation to pay or its right to receive another type of currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). The fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in equity securities is that their prices fluctuate. The value of your investment can go up or down depending upon market conditions, which means you could lose money. The value of equity securities may decline due to developments relating to the issuer, industry factors or general market conditions. Equity securities generally have greater price volatility than fixed income securities.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on

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smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund's investment than if the fund held the securities of larger, more established companies.

Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past, and may do so again in the future, as a result of economic and political turmoil in many of these countries.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performances. The investment performance of the fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund's performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations.

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Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

While the management team chooses stocks they believe have above-average return potential, there is no guarantee that the investments will increase in value or that they won't decline.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective.

Forward foreign currency exchange contracts do not eliminate movements in the value of non-U.S. currencies and securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may

135

cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

The expenses of the fund can be expected to be higher than those of other funds investing primarily in domestic securities because the costs attributable to investing abroad is usually higher.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the S&P/Citigroup Extended Market Index Global Ex-U.S., a recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

International Opportunities

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As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	Since Inception	Inception Date[1]
International Opportunities
Return Before Taxes	31.55%	25.28%	21.65%	09/26/97
Return After Taxes on Distributions	26.96%	24.29%	20.05%
Return After Taxes on Distributions and Sale of Shares	22.21%	22.24%	18.72%
S&P/Citigroup EMI Global Ex-U.S. (Reflects no deduction for fees, expenses or taxes)	30.84%	24.39%	11.31%	N/A

  *  The chart and the table both assume reinvestment of dividends and distributions.

    Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

One factor impacting the fund's total return to date was its investment in IPOs and companies that had recently gone public. There is no assurance that the fund's investments in IPOs or newly-public companies will have the same impact on performance in the future as they did in the past.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The tables below describe the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Shareholder Fees

(Fees paid directly from your investment)

Redemption Fee* (as a percentage of amount redeemed)	2.0%

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IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		.99%
Other expenses		.56%
Service fees	.25%
Other	.31%
Acquired fund fees and expenses[1]		– –%
Total annual fund operating expenses		1.55%
Fee waivers and expense reimbursements[2]		– –%
Net expenses[2]		1.55%

  *  Fee applies only to shares that are redeemed or exchanged within 30 days of purchase.

  1  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Service class expenses to 1.75% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$158	$490	$845	$1,845

Fund Management

The fund management team is led by Thomas P. Callan, CFA, Managing Director at BlackRock Advisors, LLC (BlackRock), and Michael D. Carey, CFA, Managing Director at BlackRock.

Mr. Callan, senior portfolio manager, is head of the BlackRock Global Opportunities Team and is a manager and strategist for all of the team's portfolios. He is a member of the BlackRock Equity Operating Committee. Prior to joining BlackRock as a member of the global emerging-cap team in 1998, Mr. Callan was with the PNC Asset Management Group, which he joined in 1992.

Mr. Carey is a member of the BlackRock Global Opportunities Team. He is a portfolio manager for international small cap equity portfolios and a strategist for all of the team's products. Prior to joining BlackRock in 1998, Mr. Carey was an investment strategist with the PNC Asset Management Group. He began his career as a fixed income analyst with PNC in 1992.

Mr. Callan has been a manager of the fund since April 1999 and Mr. Carey since January 2002.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

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Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For a Service Share Outstanding Throughout Each Period)

International Opportunities Portfolio

	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$33.55	$23.93	$19.59	$14.98	$14.66
Income from investment operations
Net investment income (loss)	0.29 [2]	0.44 [2]	0.06 [2]	0.05	(0.02)
Net gain on investments (both realized and unrealized)	8.32	9.45	4.29	4.55	0.30
Total from investment operations	8.61	9.89	4.35	4.60	0.28
Less distributions
Distributions from net investment income	(0.35)	(0.28)	(0.02)	– –	– –
Distributions from net realized gains	(0.76)	– –	– –	– –	– –
Total distributions	(1.11)	(0.28)	(0.02)	– –	– –
Redemption fees added to paid-in capital	0.01	0.01	0.01	0.01	0.04
Net asset value at end of period	$41.06	$33.55	$23.93	$19.59	$14.98
Total return	26.30%[3]	41.65%[4]	22.25%[5]	30.78%[6]	2.18%[7]
Ratios/Supplemental data
Net assets at end of period (in thousands)	$128,879	$44,308	$19,167	$1,573	$670
Ratios of expenses to average net assets
Net expenses	1.57%	1.74%	1.75%	1.72%	1.60%
Total expenses	1.58%	1.76%	1.91%	1.80%	1.70%
Ratios of net investment income (loss) to average net assets
After advisory/administration and other fee waivers	0.73%	1.52%	0.21%	0.30%	(0.17)%
Before advisory/administration and other fee waivers	0.72%	1.50%	0.05%	0.22%	(0.27)%
Portfolio turnover rate	91%	86%	98%	72%	104%

1  Audited by other auditors.

2  Calculated using the average shares outstanding method.

3  Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return, for redemption fees received during the period, is 3 basis points.

4  Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return, for redemption fees received during the period, is 4 basis point.

5  Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return, for redemption fees received during the period, is 5 basis point.

6  Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return, for redemption fees received during the period, is 7 basis points.

7  Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return, for redemption fees received during the period, is 27 basis point.

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BlackRock

Index Equity Portfolio

IMPORTANT DEFINITIONS

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Index Investing: An investment strategy involving the creation of a portfolio tailored to closely match the composition and investment performance of a specific stock or bond market index. Index funds offer investors diversification among securities, low portfolio turnover and relative predictability of portfolio composition. The Index Master Portfolio engages in index investing.

Large Capitalization Companies: Capitalization refers to the market value of the company and is calculated by multiplying the number of shares outstanding by the current price per share. Larger companies may be more likely to have the staying power to get them through all economic cycles; however their size may also make them less flexible and innovative than smaller companies.

S&P 500® Index: The Standard & Poor's Composite Stock Price Index, an unmanaged index of 500 stocks, most of which are listed on the New York Stock Exchange. The index focuses on the large-cap segment of the market, with over 80% coverage of U.S. equities.

The Service share class is closed to new investors. Existing shareholders may make additional investments in current accounts. In addition, new accounts may be opened by (i) any investor if the taxpayer identification number for the new account will be the same as that for a current account and (ii) 401(k), 403(b), 457 and other similar group retirement plan programs or certain discretionary wrap fee programs that have current accounts.

Investment Goal

The fund's investment goal is to approximate the investment performance of the S&P 500® Index, in terms of its total investment return.

Primary Investment Strategies

In pursuit of this goal, the fund invests all of its assets indirectly, through The U.S. Large Company Series (the Index Master Portfolio) of The DFA Investment Trust Company, in the stocks of the S&P 500® Index using a passive investment style that seeks to approximate the returns of the S&P 500® Index. The Index Master Portfolio, under normal market conditions, invests at least 95% of its total assets in substantially all the stocks of the S&P 500® Index in approximately the same proportion as they are represented in the Index. Given the impact on prices of securities affected by the reconstitution of the S&P 500® Index around the time of a reconstitution date, the Index Master Portfolio may purchase or sell securities that may be impacted by the reconstitution before or after the reconstitution date of the S&P 500® Index.

The Index Master Portfolio may invest some of its assets (generally not more than 5% of net assets) in certain short-term fixed income securities pending investment or to pay redeeming shareholders.

The Index Master Portfolio may, to the extent consistent with its investment goal, invest in index futures contracts and options on index futures contracts, commonly known as derivatives, to gain market exposure on uninvested cash pending investment in securities or to maintain liquidity to pay redemptions. The Index Master Portfolio can buy additional securities when borrowings are outstanding. This practice can have the effect of increasing the fund's losses or gains.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

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However, such change can be effected without shareholder approval. The investment goal of the Index Master Portfolio may not be changed without shareholder approval.

Key Risks

The main risk of any investment in equity securities is that their prices fluctuate. The value of your investment can go up or down depending upon market conditions, which means you could lose money. There is no guarantee that the shares will increase in value or that they won't decline. The value of equity securities may decline due to developments relating to the issuer, industry factors or general market conditions. Equity securities generally have greater price volatility than fixed income securities.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles. The Index Master Portfolio is not actively managed and poor performance of a stock will ordinarily not result in its elimination from the Index Master Portfolio. The Index Master Portfolio will remain fully invested in stocks even when stock prices are generally falling. Ordinarily, portfolio securities will not be sold except to reflect additions or deletions of the stocks that comprise the S&P 500® Index (including additions or deletions resulting from mergers, reorganizations and similar transactions), and, to the extent necessary, to provide cash to pay redeeming shareholders. The investment performance of the Index Master Portfolio and the fund (not taking into account fund expenses) is expected to approximate the investment performance of the S&P 500® Index, which tends to be cyclical in nature, reflecting periods when stock prices generally rise or fall.

The Index Master Portfolio's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, the Index Master Portfolio's investment adviser may not be able to predict correctly the direction of securities prices, interest rates and

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other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. The Index Master Portfolio can borrow money to buy additional securities. This practice can have the effect of increasing the fund's losses or gains.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long- term performance for Services Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the S&P 500® Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

Index Equity

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As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1Year	5Years	10 Years	Inception Date[1]
Index Equity
Return Before Taxes	15.37%	5.64%	7.82%	04/20/92
Return After Taxes on Distributions	15.15%	5.38%	7.50%
Return After Taxes on Distributions and Sale of Shares	10.27%	4.77%	6.75%
S&P 500® (Reflects no deduction for fees, expenses or taxes)	15.79%	6.19%	8.42%	N/A

  *  The chart and the table both assume reinvestment of dividends and distributions.

    Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Annual Fund Operating Expenses1

(Expenses that are deducted from fund assets)

Advisory fees		.025%
Other expenses		.445%
Service fees	.15%
Other	.295%
Total annual fund operating expenses		.47%
Fee waivers and expense reimbursements[2]		– –%
Net expenses[2]		.47%

  1  The Annual Fund Operating Expenses table and the Example reflect the expenses of both the Index Equity and Index Master Portfolios.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Service class expenses to 0.615% of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies (other than the Index Master Portfolio).

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

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each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$48	$151	$263	$591

Index Master Portfolio Management

Dimensional Fund Advisors LP (DFA) serves as investment advisor to the Index Master Portfolio. As such, DFA is responsible for the management of the Index Master Portfolio's assets. The Index Master Portfolio is managed using a team approach. The investment team includes the Investment Committee of DFA, portfolio managers and all other trading personnel.

The Investment Committee is composed primarily of certain officers and directors of DFA who are appointed annually. As of the date of this prospectus, the Investment Committee has seven members. Investment strategies for the Index Master Portfolio are set by the Investment Committee, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee also sets and reviews all investment related policies and procedures and approves any changes in regards to security types and brokers.

In accordance with the team approach used to manage the Index Master Portfolio, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee. The portfolio managers and portfolio traders also make daily investment decisions regarding the Index Master Portfolio including running buy and sell programs based on the parameters established by the Investment Committee. The portfolio manager named below coordinates the efforts of all other portfolio managers with respect to the category of portfolios indicated. For this reason, DFA has identified Robert T. Deere as the individual primarily responsible for the day-to-day management of the Index Master Portfolio.

Mr. Deere is a Senior Portfolio Manager and Vice President of DFA and a member of the Investment Committee. Mr. Deere received his MBA from the University of California at Los Angeles in 1991. He also holds a B.S. and a B.A. from the University of California at San Diego. Mr. Deere joined DFA in 1991 and has been responsible for the domestic equity portfolios since 1994.

The Statement of Additional Information (SAI) provides information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of Index Master Portfolio and Index Equity Portfolio shares.

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Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For a Service Share Outstanding Throughout Each Period)

Index Equity Portfolio

	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$23.48	$21.35	$19.08	$15.62	$19.97
Income from investment operations
Net investment income	0.37 [2]	0.37 [2]	0.25 [2]	0.21	0.25
Net gain (loss) on investments (both realized and unrealized)	2.06	2.13	2.27	3.47	(4.41)
Total from investment operations	2.43	2.50	2.52	3.68	(4.16)
Less distributions
Distributions from net investment income	(0.38)	(0.37)	(0.25)	(0.22)	(0.19)
Distributions from net realized gains	– –	– –	– –	– –	– –
Total distributions	(0.38)	(0.37)	(0.25)	(0.22)	(0.19)
Net asset value at end of period	$25.53	$23.48	$21.35	$19.08	$15.62
Total return	10.42%[3]	11.78%[3]	13.20%[3]	23.68%	(21.02)%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$44,765	$68,637	$74,641	$72,505	$63,468
Ratios of expenses to average net assets
Net expenses	0.46%[4]	0.55%[4]	0.56%[4]	0.61%[4]	0.61%[4]
Total expenses	0.49%[4]	0.60%[4]	0.67%[4]	0.67%[4]	0.67%[4]
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	1.53%	1.62%	1.17%	1.19%	0.87%
Before advisory/administration and other fee waivers	1.50%	1.57%	1.06%	1.13%	0.81%
Portfolio turnover rate	4%[5]	7%[6]	2%[7]	10%[8]	6%[9]

1  Audited by other auditors.

2  Calculated using the average shares outstanding method.

3  Redemption fee of 2.00% received by the Portfolio is reflected in total return calculation. There was no impact to the return.

4  Including expenses allocated from The U.S. Large Company Series of The DFA Investment Trust Company of 0.06% for the years ended 9/30/02 through 9/30/05 and 0.04% for the year ended 9/30/06.

5  For period December 1, 2005 through September 30, 2006.

6  For period December 1, 2004 through September 30, 2005.

7  For period December 1, 2003 through September 30, 2004.

8  For period December 1, 2002 through September 30, 2003.

9  For period December 1, 2001 through September 30, 2002.

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About Your Investment

Buying Shares

Service Shares are offered without a sales charge to financial institutions (such as banks and brokerage firms) acting on behalf of their customers, certain persons who were shareholders of the Compass Capital Group of Funds at the time of its combination with The PNC® Fund in 1996 and investors that participate in the Capital DirectionsSM asset allocation program. Service Shares will normally be held by institutions or in the name of nominees of institutions on behalf of their customers. Service Shares are normally purchased through a customer's account at an institution through procedures established by the institution. In these cases, confirmation of share purchases and redemptions will be sent to the institutions. A customer's ownership of shares will be recorded by the institution and reflected in the account statements provided by the institutions to their customers. Investors wishing to purchase Service Shares should contact their institutions.

Purchase orders may be placed by calling (800) 441-7762.

What Price Per Share Will You Pay?

The price of mutual fund shares generally changes every day the New York Stock Exchange (NYSE) is open (business day). A mutual fund is a pool of investors' money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $50 million and has 5 million shares outstanding, the net asset value (NAV) per share is $10.

Purchase orders received by the close of regular trading on the NYSE (currently 4 p.m. (Eastern time)) on each day the NYSE is open will be priced based on the NAV calculated at the close of trading on that day. NAV is calculated separately for each class of shares of each fund as of the close of business on the NYSE, generally 4 p.m. (Eastern time), each day the NYSE is open.

Shares will not be priced on days the NYSE is closed. Purchase orders received after the close of trading will be priced based on the next calculation of NAV. Non-U.S. securities and certain other securities held by a fund may trade on days when the NYSE is closed. In these cases, net asset value of shares may change when fund shares cannot be bought or sold.

Since the NAV changes daily, the price you pay for your shares depends on the time that your order is received.

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Each fund's assets are valued primarily on the basis of market quotations. Certain short-term debt securities are valued on the basis of amortized cost. When a determination is made that market quotations are not readily available, including, but not limited to, when (i) the exchange or market on which a security is traded does not open for trading for an entire trading day and no other market prices are available, (ii) a particular security does not trade regularly or has had its trading halted, (iii) a security does not have a price source due to its lack of liquidity, (iv) BlackRock believes a market quotation from a broker-dealer is unreliable (e.g., where it varies significantly from a recent trade), (v) the security is thinly traded or (vi) there has been a significant subsequent event, each fund values the affected securities at fair value as determined by BlackRock pursuant to procedures adopted by the Fund's Board of Trustees. For example, the fund will value a security that trades principally on a foreign market using the most recent closing market price from the market on which the security principally trades, unless, in BlackRock's judgment, a significant event subsequent to the market close has rendered such market closing price unreliable. Because significant events could affect the value of a foreign security between the close of the foreign market where the security is principally traded and the time the fund calculates its NAV, such closing price may not be reflective of current market conditions. In this case, the fund will use what it believes to be the fair value of the security as of the time the fund calculates its NAV.

Fair value represents a good faith approximation of the value of a security. A security's valuation may differ depending on the method used for determining value. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining a fund's NAV. As a result, a fund's sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Paying for Shares

Payment for Service Shares must normally be made in Federal funds or other funds immediately available by 4 p.m. (Eastern

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time) on the first business day following receipt of the order. Payment may also, at the discretion of the Fund, be made in the form of securities that are permissible investments for the respective fund.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Fund, to obtain, verify and record information that identifies each person who opens an account. When opening an account, you will be asked for your name, address, date of birth and other information that will allow the Fund to identify you. The Fund may also ask to see other identifying documents such as a driver's license (for individuals) or Articles of Incorporation or other formation documents (for institutions). The Fund may use a third party to obtain and verify this information. The Fund may not be able to establish an account, or it may close your existing account and/or redeem your shares involuntarily, if you do not provide sufficient information within the relevant time periods.

How Much is the Minimum Investment?

The minimum investment for the initial purchase of Service Shares is $5,000; however, institutions may set a higher minimum for their customers. There is no minimum requirement for later investments. The Fund does not accept third party checks as payment for shares.

The Fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements for any shareholder and suspend and resume the sale of any share class of any fund at any time for any reason.

Distribution and Service Plan

The Fund has adopted a plan (the Plan) that allows the Fund to pay distribution fees for the sale of its shares under Rule 12b-1 of the Investment Company Act and shareholder servicing fees for certain services provided to its shareholders. The Fund does not make distribution payments under the Plan with respect to Service Shares.

Under the Plan, the Fund pays shareholder servicing fees to brokers, dealers, financial institutions and industry professionals (including BlackRock, PNC Bank, Merrill Lynch & Co., Inc. (Merrill Lynch) and their affiliates) (Service Organizations) whereby the Service Organizations provide support services to their customers who own Service Shares in return for these fees. The Fund may pay a shareholder servicing fee of up to 0.25% per

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year of the average daily net asset value of Service Shares of a fund (.15% per year in the case of the Index Equity Portfolio). All Service Shares pay this shareholder servicing fee.

In return for the shareholder servicing fee, Service Organizations (including BlackRock) may provide one or more of the following services to their customers who own Service Shares:

(1) Responding to customer questions on the services performed by the Service Organization and investments in Service Shares;

(2) Assisting customers in choosing and changing dividend options, account designations and addresses; and

(3) Providing other similar shareholder liaison services.

The shareholder servicing fees payable pursuant to the Plan are fees payable for the administration and servicing of shareholder accounts and not costs which are primarily intended to result in the sale of a fund's shares.

Because the fees paid by the Fund under the Plan are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

For more information on the Plan, including a complete list of services provided thereunder, see the SAI.

In addition to, rather than in lieu of, distribution and shareholder servicing fees that the Fund may pay to a Service Organization pursuant to the Plan and fees the Fund pays to its transfer agent, the Fund may enter into non-Plan agreements with Service Organizations pursuant to which the Fund will pay a Service Organization for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization or (2) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial.

The Plan permits BlackRock, BlackRock Distributors, Inc. (the Distributor) and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Fund). From time to time, BlackRock, the Distributor or

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their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits. BlackRock, the Distributor and their affiliates may compensate affiliated and unaffiliated Service Organizations for the sale and distribution of shares of the Fund or for these other services to the Fund and shareholders. These payments would be in addition to the Fund payments described in this Prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Service Organization, or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as "revenue sharing" payments. In some circumstances, these revenue sharing payments may create an incentive for a Service Organization, its employees or associated persons to recommend or sell shares of the Fund to you. Please contact your Service Organization for details about payments it may receive from the Fund or from BlackRock, the Distributor or their affiliates. For more information, see the SAI.

Master-Feeder Structure

The Index Equity Portfolio, unlike many other investment companies which directly acquire and manage their own portfolio of securities, invests all of its assets in the Index Master Portfolio. The Index Equity Portfolio may withdraw its investment in the Index Master Portfolio at any time on 30 days notice to the Index Master Portfolio if the Board of Trustees of the Fund determines that it is in the best interest of the Index Equity Portfolio to do so. Upon withdrawal, the Board of Trustees would consider what action to take. It might, for example, invest all the assets of the Index Equity Portfolio in another mutual fund having the same investment goal as the Index Equity Portfolio or hire an investment adviser to manage the Index Equity Portfolio's assets.

Selling Shares

Customers of institutions may redeem Service Shares in accordance with the procedures applicable to their accounts with the institutions. These procedures will vary according to the type of account and the institution involved and customers should

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consult their account managers in this regard. Institutions are responsible for transmitting redemption orders to PFPC and crediting their customers' accounts with redemption proceeds on a timely basis.

Institutions may place redemption orders by telephoning (800) 441-7762. Shares are redeemed at the NAV per share next determined after receipt of the redemption order minus any applicable redemption fee. See "Market Timing and Redemption Fees" below. The Fund, its administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures.

Payment for redeemed shares for which a redemption order is received before 4 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming institution on the next business day, provided that the funds' custodian is also open for business. Payment for redemption orders received after 4 p.m. (Eastern time) or on a day when the funds' custodian is closed is normally wired in Federal funds on the next business day following redemption on which the funds' custodian is open for business. The Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgement of the Fund, an earlier payment could adversely affect a fund. No charge for wiring redemption payments is imposed by the Fund, although institutions may charge their customer accounts for redemption services. Information relating to such redemption services and charges, if any, should be obtained by customers from their institutions.

Persons who were shareholders of the Compass Capital Group of Funds at the time of its combination with the PNC® Fund may redeem for cash some or all of their shares of a fund at any time by sending a written redemption request in proper form to BlackRock Funds, c/o PFPC Inc., P.O. Box 9819, Providence, RI 02940. They may also redeem shares by telephone if they have signed up for the expedited redemption privilege.

During periods of substantial economic market change telephone redemptions may be difficult to complete. Redemption requests may also be mailed to BlackRock Funds, c/o PFPC Inc., P.O. Box 9819, Providence, RI 02940.

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The Fund is not responsible for the efficiency of the Federal wire system or the shareholder's firm or bank. The Fund does not currently charge for wire transfers. The shareholder is responsible for any charges imposed by the shareholder's bank. To change the name of the single, designated bank account to receive wire redemption proceeds, it is necessary to send a written request to BlackRock Funds, c/o PFPC Inc., P.O. Box 9819, Providence, RI 02940.

The Fund may refuse a telephone redemption request if it believes it is advisable to do so.

Persons who were shareholders of an investment portfolio of the Compass Capital Group of Funds at the time of the portfolio combination with The PNC® Fund may also purchase and redeem Service Shares of the same fund and for the same account in which they held shares on that date through the procedures described in this section.

Market Timing and Redemption Fees

The Board of Trustees of the Fund has determined that the interests of long-term shareholders and the Fund's ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations—also known as "market timing." The funds are not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege for Investor, Institutional and R Shares is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of a fund and its shareholders. For example, large flows of cash into and out of a fund may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve the fund's investment goal. Frequent trading may cause a fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce a fund's performance.

A fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of the fund's portfolio securities and the determination of the fund's NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling fund

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shares at a price that does not reflect their true value. A similar risk exists for funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. The Fund will seek to eliminate these opportunities by using fair value pricing, as described in "What Price Per Share Will You Pay?" above.

The Fund discourages market timing and seeks to prevent frequent purchases and sales or exchanges of fund shares that it determines may be detrimental to a fund or long-term shareholders. The Board of Trustees has approved the policies discussed below to seek to deter market timing activity. The Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of fund shares because legitimate strategies, such as asset allocation, dollar cost averaging or similar activities, may result in frequent trading of fund shares. It is not expected that shareholders would be harmed by such legitimate activities.

If, as a result of its own investigation, information provided by a financial intermediary or other third party, or otherwise, the Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If the Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and the Fund will not be responsible for any losses you therefore may suffer. In addition, any redemptions or exchanges that you make (as a result of the activity described above or otherwise) will be subject to any and all redemption fees, as described below. For transactions placed directly with the Fund, the Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Fund. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide the Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are

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aggregated are not known by the Fund. While the Fund monitors for market timing activity, the Fund may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the funds. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a financial intermediary is determined by the Fund to be engaged in market timing or other improper trading activity, the Fund's distributor may terminate such financial intermediary's agreement with the distributor, suspend such financial intermediary's trading privileges or take other appropriate actions.

Each of the Fund's High Yield Bond, International Bond, Aurora, Small/Mid-Cap Growth, Small Cap Value Equity, Small Cap Core Equity, Small Cap Growth Equity, Health Sciences Opportunities, Global Science & Technology Opportunities, Global Resources, All-Cap Global Resources, U.S. Opportunities, Global Opportunities and International Opportunities Portfolios will automatically assess and retain a fee of 2% of the current NAV, after excluding the effect of any contingent deferred sales charges, of shares being redeemed or exchanged within 30 days of acquisition (other than those acquired through reinvestment of dividends or other distributions). A new 30-day period, begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Portfolio A are exchanged for shares of Portfolio B 20 days after the purchase of the Portfolio A shares, followed in 20 days by an exchange of the Portfolio B shares for shares of Portfolio C, will be subject to two redemption fees (one on each exchange).

The redemption fee is for the benefit of the remaining shareholders of a fund and is intended to encourage long-term investment, to compensate for transaction and other expenses caused by early redemptions and exchanges, and to facilitate portfolio management. The "first-in, first-out" method is used to determine the holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. The Fund sells shares to some 401(k) plans, 403(b) plans, bank or trust company accounts, and accounts of certain financial institutions or intermediaries that do not apply the redemption fee to underlying shareholders, often because of administrative or systems limitations. From time to time, with the approval of the Fund, the redemption fee will not be assessed on redemptions or exchanges by: (i) accounts of asset allocation programs or wrap

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programs whose trading practices are determined by the Fund not to be detrimental to a fund or long- term shareholders (e.g., model driven programs with periodic automatic portfolio rebalancing that prohibit participant-directed trading and other programs with similar characteristics); (ii) accounts of shareholders who have died or become disabled; (iii) shareholders redeeming or exchanging shares through the Fund's Systematic Withdrawal Plan, Systematic Exchange Plan or in connection with required distributions from an IRA, 401(k) plan, 403 (b) plan or any other Internal Revenue Code Section 401 qualified employee benefit plan or account, or distribution from a 529 plan; (iv) shareholders executing rollovers of current investments in the Fund through qualified employee benefit plans; and (v) certain other accounts in the absolute discretion of the Fund when the redemption fee is de minimis or a shareholder can demonstrate hardship. The Fund reserves the right to modify or eliminate these waivers at any time.

There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

The Fund may from time to time use other methods that it believes are appropriate to deter market timing or other trading activity that may be detrimental to a fund or long-term shareholders.

The Fund's
Rights

The Fund may:

■  Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act,

■  Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act or as described in the third paragraph in the section "Selling Shares" above,

■  Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level, as described below, and

■  Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act.

Accounts with Low Balances

The Fund may redeem a shareholder's account in any fund at any time if the net asset value of the account in such fund falls below

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IMPORTANT DEFINITIONS

Adviser: The adviser of a mutual fund is responsible for the overall investment management of the fund. The adviser for BlackRock Funds is BlackRock. The adviser for the Index Master Portfolio is Dimensional Fund Advisors LP.

Sub-Adviser: The sub-adviser of a fund is responsible for its day-to-day management and will generally make all buy and sell decisions. Sub- advisers also provide research and credit analysis. The sub-adviser for the Asset Allocation and Global Opportunities Portfolios is BlackRock Financial Management, Inc. The sub-adviser for the International Opportunities Portfolio is BlackRock International, Ltd.

the required minimum initial investment as the result of a redemption or an exchange request. The shareholder will be notified in writing that the value of the account is less than the required amount and the shareholder will be allowed 60 days to make additional investments before the redemption is processed.

Statements

Every shareholder automatically receives quarterly account statements. In addition, for tax purposes, shareholders also receive a yearly statement describing the characteristics of any dividends or other distributions received.

Management

BlackRock Funds' adviser is BlackRock Advisors, LLC (BlackRock). BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 100 Bellevue Parkway, Wilmington, DE 19809. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with approximately $1.125 trillion of assets under management as of December 31, 2006. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc. and Merrill Lynch & Co., Inc. BlackRock Financial Management, Inc. (BFM), an affiliate of BlackRock located at 40 E. 52nd Street, New York, NY 10022, acts as sub-adviser for the Asset Allocation Portfolio and for a portion of the assets of the Global Opportunities Portfolio. BlackRock International, Ltd. (BIL), an affiliate of BlackRock located at 40 Torphichen Street, Edinburgh, Scotland EH3 8JB, acts as sub-adviser for the International Opportunities Portfolio. The only fund not managed by BlackRock is the Index Equity Portfolio, which invests all of its assets in the Index Master Portfolio. The Index Master Portfolio is advised by Dimensional Fund Advisors LP (DFA), located at 1299 Ocean Avenue, Santa Monica, CA 90401. DFA was organized in May 1981 and provides investment management services to institutional investors. As of November 30, 2006, DFA had $120 billion in assets under management.

For their investment advisory and sub-advisory services, BlackRock, BIL, BFM, and DFA, as applicable, are entitled to fees computed daily on a fund-by-fund basis and payable monthly. For the fiscal year ended September 30, 2006, the aggregate advisory

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fees paid by the funds to BlackRock as a percentage of average daily net assets were:

Investment Trust	0.50%
Capital Appreciation	0.65%
Mid-Cap Value Equity	0.77%
Mid-Cap Growth Equity	0.78%
Aurora	0.81%
Small/Mid-Cap Growth Equity	0.73%
Small Cap Value Equity	0.54%
Small Cap Core Equity	0.98%
Small Cap Growth Equity	0.55%
Asset Allocation	0.53%
Health Sciences Opportunities	0.75%
Global Science & Technology Opportunities	0.78%
Global Resources	0.74%
All-Cap Global Resources	0.75%
U.S. Opportunities	0.94%
International Opportunities	0.99%

For the fiscal year ended November 30, 2006, the Index Master Portfolio paid DFA an aggregate advisory fee of .025% of average daily net assets.

The total annual advisory fees that can be paid to BlackRock (as a percentage of average daily net assets) are as follows:

Total Annual Advisory Fee for the Small Cap Value Equity, Small Cap Growth Equity and Asset Allocation Portfolios and the Investment Trust (Before Waivers)

AVERAGE DAILY NET ASSETS	INVESTMENT ADVISORY FEE
First $1 billion	0.550%
$1 billion-$2 billion	0.500%
$2 billion-$3 billion	0.475%
more than $3 billion	0.450%

157

Total Annual Advisory Fee for the Capital Appreciation Portfolio (Before Waivers)

AVERAGE DAILY NET ASSETS	INVESTMENT ADVISORY FEE
First $1 billion	0.650%
$1 billion-$2 billion	0.600%
$2 billion-$3 billion	0.575%
more than $3 billion	0.550%

Total Annual Advisory Rate for the Mid-Cap Value Equity and Mid-Cap Growth Equity Portfolios (Before Waivers)

AVERAGE DAILY NET ASSETS	INVESTMENT ADVISORY FEE
First $1 billion	0.800%
$1 billion-$2 billion	0.700%
$2 billion-$3 billion	0.650%
more than $3 billion	0.625%

Total Annual Advisory Fee for the Aurora Portfolio (Before Waivers)

AVERAGE DAILY NET ASSETS	INVESTMENT ADVISORY FEE
First $1 billion	0.850%
$1 billion-$2 billion	0.800%
$2 billion-$3 billion	0.750%
more than $3 billion	0.700%

Total Annual Advisory Fee for the Global Science & Technology Opportunities and Global Opportunities Portfolios (Before Waivers)

AVERAGE DAILY NET ASSETS	INVESTMENT ADVISORY FEE
First $1 billion	0.900%
$1 billion-$2 billion	0.850%
$2 billion-$3 billion	0.800%
more than $3 billion	0.750%

158

Total Annual Advisory Fee for the Small/Mid-Cap Growth, Health Sciences Opportunities, Global Resources and All-Cap Global Resources Portfolios (Before Waivers)

AVERAGE DAILY NET ASSETS	INVESTMENT ADVISORY FEE
First $1 billion	0.750%
$1 billion-$2 billion	0.700%
$2 billion-$3 billion	0.675%
more than $3 billion	0.650%

Total Annual Advisory Rate for the International Opportunities Portfolio (Before Waivers)

AVERAGE DAILY NET ASSETS	INVESTMENT ADVISORY FEE
First $1 billion	1.00%
$1 billion-$2 billion	0.950%
$2 billion-$3 billion	0.900%
more than $3 billion	0.850%

Total Annual Advisory Fee for the U.S. Opportunities Portfolio (Before Waivers)

AVERAGE DAILY NET ASSETS	INVESTMENT ADVISORY FEE
First $1 billion	1.10%
$1 billion-$2 billion	1.05%
$2 billion-$3 billion	1.025%
more than $3 billion	1.00%

The Small Cap Core Equity Portfolio pays BlackRock a maximum annual advisory fee of 1.00% of its average daily net assets.

The Index Master Portfolio pays DFA a maximum annual advisory fee of 0.025% of its average daily net assets.

A discussion regarding the basis for the Board of Trustees of the Fund, approving the Fund's investment advisory contracts is available in the Fund's semi-annual report to shareholders.

Information about the portfolio manager for each of the funds is presented in the appropriate fund section.

As discussed above, BlackRock has agreed contractually to cap net expenses (excluding (i) interest, taxes, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by a fund as a result of investments in other

159

investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, a fund's investments; and (iv) other extraordinary expenses not incurred in the ordinary course of a fund's business, if any) of each share class of each fund at the levels shown in each fund's expense table.

To achieve this cap, BlackRock and the Fund have entered into an expense limitation agreement. The agreement sets a limit on certain of the operating expenses of each class of shares and require BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit.

If within two years following a waiver or reimbursement the operating expenses of a share class that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that share class, the share class is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the fund of which the share class is a part has more than $50 million in assets, (2) BlackRock or an affiliate serves as the fund's investment adviser or administrator and (3) the Board of Trustees of the Fund has approved in advance the payments to BlackRock at the previous quarterly meeting of the Board.

Conflicts of Interest

The investment activities of BlackRock and its affiliates (including, for these purposes, Merrill Lynch & Co., Inc., BlackRock, Inc., The PNC Financial Services Group, Inc. and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively with BlackRock, the Affiliates)) in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock provides investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the funds. BlackRock and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more Affiliates act or may act as an investor, investment banker, research provider, investment manager, financer, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in the global fixed income, currency, commodity, equity and other markets in which the funds

160

directly and indirectly invest. Thus, it is likely that the funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate performs or seeks to perform investment banking or other services. One or more Affiliates may engage in proprietary trading and advise accounts and mutual funds that have investment objectives similar to those of the funds and/or that engage in and compete for transactions in the same types of securities, currencies and instruments as the funds. The trading activities of these Affiliates are carried out without reference to positions held directly or indirectly by the funds and may result in an Affiliate having positions that are adverse to those of the funds. No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the funds. As a result, an Affiliate may compete with the funds for appropriate investment opportunities. The results of the funds' investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the funds could sustain losses during periods in which one or more Affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the funds may, from time to time, enter into transactions in which an Affiliate or its other clients have an adverse interest. Furthermore, transactions undertaken by an Affiliate or Affiliate-advised clients may adversely impact the funds. Transactions by one or more Affiliate-advised clients or BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the funds. The funds' activities may be limited because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. In addition, the funds may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. The funds also may invest in securities of companies for which an Affiliate provides or may some day provide research coverage. An Affiliate may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the funds or who engage in transactions with or for the funds. The funds may also make brokerage and other payments to an Affiliate in connection with the funds' portfolio investment transactions.

161

Under a securities lending program approved by the Fund's Board of Trustees, the Fund has retained an Affiliate of BlackRock to serve as the securities lending agent for the funds to the extent that a fund participates in the securities lending program. For these services, the lending agent may receive a fee from the funds, including a fee based on the returns earned on the funds' investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the funds may lend its portfolio securities under the securities lending program.

The activities of BlackRock or its Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.

Dividends and Distributions

BlackRock Funds makes two kinds of distributions to shareholders: net investment income and net realized capital gains.

The Fund will distribute net investment income, if any, at least annually. Net realized capital gains (including net short-term capital gains), if any, will be distributed by a fund at least annually at a date determined by the Fund's Board of Trustees.

Your distributions will be reinvested at net asset value in new shares of the same class of the fund unless you instruct PFPC Inc. in writing to pay them in cash. There are no sales charges on these reinvestments.

If you invest in a fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as "buying a dividend." Distributions that are declared in December, but paid in January are taxable as if they were paid in December.

The Index Equity Portfolio seeks to achieve its investment goal by investing all of its assets in the Index Master Portfolio (which is taxable as a partnership for federal income tax purposes). The Index Equity Portfolio is allocated its distributive share of the income (including qualified dividend income), gains (including

162

capital gains), losses, deductions and credits of the Index Master Portfolio. The Index Equity Portfolio's distributive share of such items, plus gain (or minus loss), if any, on the redemption of shares of the Index Master Portfolio, less the Index Equity Portfolio's expenses incurred in operations will constitute the Index Equity Portfolio's net income from which dividends are distributed as described above.

Taxation of Distributions

Distributions paid out of a fund's "net capital gain" will be taxed to shareholders as long-term capital gain, regardless of how long a shareholder has owned shares. Distribution of net investment income and net short-term capital gains will generally be taxed to shareholders as ordinary income. However, individual shareholders who satisfy certain holding period requirements and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to "qualified dividend income" received by the fund. "Qualified dividend income" generally consists of dividends received from U.S. corporations (other than dividends from tax exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations.

Your annual tax statement from the Fund will present in detail the tax status of your distributions for each year.

If more than half of the total asset value of a fund is invested in non-U.S. stock or securities, the fund may elect to "pass through" to its shareholders the amount of non-U.S. income taxes paid by it. In such case, you would be required to include your proportionate share of such taxes in your income and may be entitled to deduct or credit such taxes when computing your taxable income.

Distributions paid by a fund with respect to certain qualifying dividends received by the fund from domestic corporations may be eligible for the corporate dividends received deduction.

If you do not provide a fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. When withholding is required, the amount will be 28% of any

163

distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

Non-U.S. investors may be subject to U.S. withholding and/or estate tax, and will be subject to special U.S. tax certification requirements. Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax adviser about federal, state and local tax consequences of owning shares of the Fund.

Important Notice Regarding Delivery of Shareholder Documents

The funds deliver only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements to shareholders with multiple accounts at the same address. This practice is known as "householding" and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Electronic Access to Annual Reports, Semi-Annual Reports and Prospectuses

Electronic copies of most financial reports and prospectuses are available on the Fund's website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi- annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1) Access the BlackRock website at http://www.blackrock.com/edelivery

2) Log into your account

164

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, Clients) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

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For more information:

This Prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Fund is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports

These reports contain additional information about each of the funds' investments. The annual report describes the funds' performance, lists portfolio holdings, and discusses recent market conditions, economic trends and fund investment strategies that significantly affected the funds' performance for the last fiscal year.

Statement of Additional Information (SAI)

A Statement of Additional Information, dated January 31, 2007, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the Fund, may be obtained free of charge, along with the Fund's annual and semi-annual reports, by calling (800) 441- 7762. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus.

BlackRock Investment Services

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:00 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 441-7762.

Purchases and Redemptions

Call your registered representative or (800) 441-7762.

World Wide Web

Access general fund information and specific fund performance, including SAI and annual/semi-annual reports, free of charge. Request mutual fund prospectuses and literature. Forward mutual fund inquiries. www.blackrock.com/funds

Written Correspondence

BlackRock Funds
c/o PFPC Inc.
PO Box 9819
Providence, RI 02940-8019

Overnight Mail

BlackRock Funds
c/o PFPC Inc.
101 Sabin Street
Pawtucket, RI 02860

Internal Wholesalers/Broker Dealer Support

Available to support investment professionals
8.30 a.m. to 6:00 p.m. (Eastern time), Monday-Friday.
Call: (800) 882-0052

Portfolio Characteristics and Holdings

A description of the Fund's policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 882-0052.

Securities and Exchange Commission

You may also view and copy public information about the Fund, including the SAI, by visiting the EDGAR database on the SEC Web site (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC directly at (202) 551-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549.

INVESTMENT COMPANY ACT FILE NO. 811-05742

PRO-EQ-SVC 07

ALTERNATIVES BLACKROCK SOLUTIONS EQUITIES FIXED INCOME LIQUIDITY REAL ESTATE

BlackRock Funds
Equity Portfolios

R Shares

Prospectus

January 31, 2007

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

Investment Trust

Capital Appreciation

Mid-Cap Value

Small Cap Value

Small Cap Core

Small Cap Growth

Asset Allocation

Health Sciences Opportunities

Global Science & Technology Opportunities

Global Resources

All-Cap Global Resources

U.S. Opportunities

Global Opportunities

International Opportunities

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of

Contents

How to Find the Information You Need	How to Find the Information You Need	1

	THE BLACKROCK EQUITY PORTFOLIOS

	Investment Trust	2

	Capital Appreciation	9

	Mid-Cap Value	17

	Small Cap Value	25

	Small Cap Core	33

	Small Cap Growth	41

	Asset Allocation	49

	Health Sciences Opportunities	61

	Global Science & Technology Opportunities	71

	Global Resources	81

	All-Cap Global Resources	92

	U.S. Opportunities	101

	Global Opportunities	109

	International Opportunities	120

About Your Investment	How to Buy/Sell Shares	129

	Dividends/Distributions/Taxes	144

How to Find the

Information You Need

About BlackRock Funds

This is the BlackRock Equity Portfolios Prospectus. It has been written to provide you with the information you need to make an informed decision about whether to invest in BlackRock Funds (the Fund). The Fund's investment adviser is BlackRock Advisors, LLC (BlackRock).

This Prospectus contains information on 14 of the BlackRock Equity funds. The Prospectus is organized so that each fund has its own short section. Simply turn to the section for any particular fund to read about important fund facts. Also included are sections that tell you about buying and selling shares, certain fees and expenses, shareholder features of the funds and your rights as a shareholder. These sections apply to all the funds.

In February 2006, BlackRock, Inc., the parent company of BlackRock, and Merrill Lynch & Co., Inc. (Merrill Lynch) announced that they had reached an agreement pursuant to which Merrill Lynch will contribute its investment management business, Merrill Lynch Investment Managers, to BlackRock, Inc.

Effective October 2, 2006, the BlackRock Health Sciences Portfolio was re-named the "BlackRock Health Sciences Opportunities Portfolio." Effective January 31, 2007, the Legacy Portfolio has been re-named the Capital Appreciation Portfolio.

1

BlackRock

Investment Trust

IMPORTANT DEFINITIONS

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Investment Style: Refers to the guiding principles of a mutual fund's investment choices. The investment style of this fund is a blend of growth stocks and value stocks, referring to the type of securities the managers will choose for this fund.

Market Capitalization: Refers to the market value of the company and is calculated by multiplying the number of shares outstanding by the current price per share.

Sector: All stocks are classified into a category or sector such as utilities, consumer services, basic materials, capital equipment, consumer cyclicals, energy, consumer non-cyclicals, healthcare, technology, transportation, finance and cash.

S&P 500® Index: The Standard & Poor's Composite Stock Price Index, an unmanaged index of 500 stocks, most of which are listed on the New York Stock Exchange. The index focuses on the large-cap segment of the market with over 80% coverage of U.S. equities.

Investment Goal

The fund's investment goal is to seek long-term capital appreciation.

Primary Investment Strategies

In pursuit of this goal, the fund management team uses the S&P 500® Index as a benchmark. The fund normally invests at least 80% of its net assets in equity securities. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock.

The fund management team uses quantitative techniques to analyze a universe of approximately 800 companies, including those in the S&P 500® Index and about 300 other large and medium capitalization companies. Using a multi-factor model, the management team identifies stocks with rising earnings expectations that sell at low relative valuations when compared with their sector peers. Based on this information, and using sophisticated risk measurement tools, the management team selects stocks, together with their appropriate weightings, that it believes will maximize the fund's return per unit of risk. The fund seeks to maintain the market capitalization, sector allocations and style characteristics similar to those of the S&P 500® Index.

Seeking to maintain the optimal risk/return trade-off, the fund management team rebalances the portfolio regularly. The team assesses each stock's changing characteristics relative to its contribution to portfolio risk. A stock is sold when it no longer offers an appropriate return-to-risk trade-off.

In order to remain fully invested and instead of purchasing and selling securities directly, the fund may invest in depository receipts (or futures) that seek to replicate the performance of the S&P 500® Index.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund's primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment goal.

2

As part of its normal operations, the fund may also hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to maintain liquidity and commit cash pending investment but they may also be used to attempt to reduce risk to the fund as a whole (hedge). The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in equity securities is that their prices fluctuate. The value of your investment can go up or down depending upon market conditions, which means you could lose money. The value of equity securities may decline due to developments relating to the issuer, industry factors or general market conditions. Equity securities generally have greater price volatility than fixed income securities.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding small cap stocks may outperform this fund.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the

IMPORTANT DEFINITIONS

Value and Growth Companies: All stocks are generally divided into the categories of "growth" or "value," although there are times when a growth fund and value fund may own the same stock. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general and whose growth in revenue is expected to continue for an extended period.

3

over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund's investment than if the fund held the securities of larger, more established companies.

While the management team chooses stocks it believes to have rising earnings expectations and good relative valuations, there is no guarantee that the investments will increase in value or that they won't decline. In addition, if the multi-factor model used by the management team fails to accurately predict which stocks will perform well, fund performance will suffer.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

4

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

Since R Shares of the fund have no performance history, the chart and table below give you a picture of the fund's long-term performance for Investor A Shares. Although the chart and table show returns for the Investor A Shares which are not offered in this Prospectus, the Investor A Shares would have substantially similar annual returns as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of 1.16% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 1.57% of average daily net assets (after waivers and reimbursements) for the current fiscal year. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the S&P 500® Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31  Investor A Shares

ANNUAL TOTAL RETURNS*

Investment Trust

The fund's year to date total return as of 6/30/06 was 1.32%.

5

These returns assume payment of applicable sales charges.

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund's distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

As of 12/31/05

AVERAGE ANNUAL TOTAL RETURNS*

	I Year	3 Years	5 Years	10 Years	Inception Date[1]
Investment Trust; Inv A
Return Before Taxes	-2.38%	12.29%	-3.99%	5.23%	09/13/93
Return After Taxes on Distributions	-2.82%	12.07%	-4.17%	3.88%
Return After Taxes on Distributions and Sale of Shares	-0.94%	10.61%	-3.39%	3.99%
S&P 500® (Reflects no deduction for fees, expenses or taxes)	15.79%	10.44%	6.19%	8.42%	N/A

  *  The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC.

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold R Shares of the fund.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		.54%
Distribution (12b-1) fees		.25%
Other expenses[1]		.78%
Service fees	.25%
Other	.53%
Total annual fund operating expenses[2]		1.57%

  1  The R class is newly created and, accordingly, "Other expenses" are based on estimated amounts for the current fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit R class expenses to 1.87% of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
R Shares	$160	$496

6

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

Fund Management

The fund management team is led by Fred Herrmann, CFA, and David Byrket, CFA, both Managing Directors at BlackRock. Mr. Herrmann and Mr. Byrket head a six person investment team at BlackRock focused on quantitative strategies for the equity market. They have been managing the fund since March 2003. Prior to joining BlackRock in 2003, both Mr. Byrket and Mr. Herrmann were Managing Directors at Weiss, Peck and Greer, LLC since 2001. They have been responsible for managing quantitative equity portfolios since 1996.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

Financial Highlights

Since R Shares of the fund have no performance history, the financial information in the table below shows the fund's financial performance for the periods indicated for Investor A Shares of the fund. Although Investor A Shares are not offered in this Prospectus, the Investor A Shares would have substantially similar performance as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and performance would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of 1.16% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 1.57% of average daily net assets (after waivers and reimbursements) for the current fiscal year. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2005 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request (see back cover for ordering instructions).

7

FINANCIAL HIGHLIGHTS

(For an Investor A Share Outstanding Throughout Each Period)

Investment Trust

	INVESTOR A SHARES
	For the Period 10/01/05 to 3/31/06 (unaudited)	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]	Year Ended 9/30/01[1]
Net asset value at beginning of period	$13.20	$11.79	$10.18	$8.41	$11.17	$20.69
Income from investment operations
Net investment income (loss)	0.05 [2]	0.09 [2]	0.04 [2]	0.06	(0.01)	(0.02)
Net gain (loss) on investments (both realized and unrealized)	0.56	1.70	1.64	1.79	(2.75)	(6.42)
Total from investment operations	0.61	1.79	1.68	1.85	(2.76)	(6.44)
Less distributions
Distributions from net investment income	(0.07)	(0.38)	(0.07)	(0.08)	– –	(0.01)
Distributions from capital	– –	– –	– –	– –	– –	(0.02)
Distributions from net realized gains	(0.34)	– –	– –	– –	– –	(3.05)
Total distributions	(0.41)	(0.38)	(0.07)	(0.08)	– –	(3.08)
Net asset value at end of period	$13.40	$13.20	$11.79	$10.18	$8.41	$11.17

Total return[3]	4.70%[4,5]	12.30%[4]	16.60%[4]	22.09%	(24.71)%	(35.65)%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$515,100	$552,118	$17,632	$19,408	$24,816	$37,267
Ratios of expenses to average net assets
Net expenses	1.16%[6]	1.16%	1.26%	1.28%	1.28%	1.28%
Total expenses	1.41%[6]	1.43%	1.47%	1.43%	1.36%	1.30%
Ratios of net investment income (loss) to average net assets
After advisory/administration and other fee waivers	0.79%[6]	0.71%	0.37%	0.45%	(0.04)%	(0.09)%
Before advisory/administration and other fee waivers	0.54%[6]	0.44%	0.16%	0.30%	(0.11)%	(0.10)%
Portfolio turnover rate	38%	105%	72%	98%	124%	114%

1  Audited by other auditors.

2  Calculated using the average shares outstanding method.

3  Neither front-end sales load nor contingent deferred sales load is reflected in total return.

4  Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

5  Not Annualized.

6  Annualized.

8

BlackRock

Capital Appreciation Portfolio

Investment Goal

The fund seeks to provide long-term growth of capital.

Primary Investment Strategies

Under normal market conditions, the fund invests at least 80% of total assets in common and preferred stock and securities convertible into common and preferred stock of mid- and large-size companies.

The fund seeks to invest in fundamentally sound companies with strong management, superior earnings growth prospects and attractive relative valuations. The disciplined investment process uses bottom-up stock selection as the primary driver of returns. The fund emphasizes large companies that exhibit stable growth and accelerated earnings.

While the fund generally expects to invest across a broad range of industries, it may favor companies in those industries that appear to offer higher potential for long-term growth.

Although the fund does not expect to do so as a matter of course, it is permitted to invest up to 20% of total assets in other securities (for example, bonds and small-size company stocks).

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund's primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment goal.

As part of its normal operations, the fund may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

The fund generally will sell a stock when, in the management team's opinion, the stock reaches its price target, there is a deterioration in the company's future growth prospects, an inability to sustain earnings momentum, less attractive valuation, a significant price change or more compelling investment opportunities elsewhere.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an

IMPORTANT DEFINITIONS

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Growth Companies: All stocks are generally divided into the categories of "growth" or "value," although there are times when a growth fund and value fund may own the same stock. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general and whose revenue growth is expected to continue for an extended period. These stocks typically pay relatively low dividends and sell at relatively high valuations. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas.

Investment Style: Refers to the guiding principles of a mutual fund's investment choices. The investment style of this fund is growth, referring to the type of securities the manager will choose for this fund.

Russell 1000® Growth Index: An index composed of those Russell 1000® securities with greater-than-average growth orientation, generally having higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth values.

9

index of securities (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument at a specific price on or before a specific date. A future is an agreement to buy or sell an instrument at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in equity securities is that their prices fluctuate. The value of your investment can go up or down depending upon market conditions, which means you could lose money. The value of equity securities may decline due to developments relating to the issuer, industry factors or general market conditions. Equity securities generally have greater price volatility than fixed income securities.

The fund's investment approach, with its emphasis on keeping portfolio turnover low, means that the fund could continue to hold various stocks through adverse markets rather than selling them. This could cause the fund to have deeper losses during down markets than a fund that has invested in similar stocks but does not seek reduced turnover. To the extent that the fund does sell securities during times of volatility, either for investment management reasons or to meet shareholder redemption requests, portfolio turnover and capital gains distributions are likely to increase as a result. For this reason, shareholders who actively trade or exchange fund shares could adversely affect the management of the fund and are discouraged from investing in it.

While the fund's buy-and-hold approach is designed to allow it to capture long-term gains, prices of some stocks may not return to previous highs. To the extent that the fund continues to hold these stocks, it may miss opportunities to realize gains and its long-term performance may be reduced.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The

10

securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and reduced ability to sell the fund's investment than if the fund held the securities of larger, more established companies.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The value of any bonds held by the fund is likely to decline when interest rates rise; this risk is greater for bonds with longer maturities. It is also possible that a bond issuer could default on principal or interest payments, causing a loss for the fund.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

11

Risk / Return Information

On January 31, 2005, the fund reorganized with the State Street Research Legacy Fund (the SSR Fund). The SSR Fund transferred substantially all of its assets and liabilities to the fund in exchange for shares of the fund, which were then distributed to SSR Fund shareholders. For periods prior to January 31, 2005, the chart and table below show performance information for the SSR Fund, which had substantially similar investment goals and strategies as the fund. Since R Shares of the fund have no performance history, the chart and table give you a picture of long-term performance for Investor A Shares. Although the chart and table show returns for the Investor A Shares which are not offered in this Prospectus, the Investor A Shares would have substantially similar annual returns as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of 1.35% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 1.64% of average daily net assets (after waivers and reimbursements) for the current fiscal year. The information shows you how performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the performance to that of the Russell 1000® Growth Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If certain expenses had not been waived or reimbursed during these periods, returns would have been lower.

The performance of the Investor A Shares of the fund prior to January 31, 2005 is based on the performance of the A Shares of the SSR Fund.

12

As of 12/31  Investor A Shares

ANNUAL TOTAL RETURNS*

Capital Appreciation

As of 12/31/05

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	3 Years	5 Years	Since Inception	Inception Date[1]
Capital Appreciation; Inv A
Return Before Taxes	0.35%	12.35%	-2.48%	3.97%	12/31/97
Return After Taxes on Distributions	0.35%	12.35%	-2.48%	3.97%
Return After Taxes on Distributions and Sale of Shares	0.23%	10.67%	-2.09%	3.44%
Russell 1000® Growth (Reflects no deduction for fees, expenses or taxes)	9.08%	6.87%	2.69%	N/A	2.98%

  *  The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC.

  1  Inception date of the SSR Fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold R Shares of the fund.

The fund's year to date total return as of 6/30/06 was -2.21%.

These returns assume payment of applicable sales charges.

13

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund's distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		.65%
Distribution (12b-1) fees		.25%
Other expenses[1]		.74%
Service fees	.25%
Other	.49%
Total annual fund operating expenses[2]		1.64%

  1  The R class is newly created and, accordingly, "Other expenses" are based on estimated amounts for the current fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit R class expenses to 1.94% of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
R Shares	$167	$517

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

Fund Management

The fund management team is led by Jeffrey R. Lindsey, CFA, Managing Director at BlackRock, and Edward P. Dowd, Managing Director at BlackRock. Mr. Lindsey and Mr. Dowd also lead the portfolio management team of the BlackRock Exchange Fund.

Mr. Lindsey and Mr. Dowd joined BlackRock following the merger with State Street Research & Management (SSRM) in 2005. Mr. Lindsey is head of BlackRock's Fundamental Large Cap Growth equity team. He is primarily responsible for the financials and health care sectors. Prior to joining BlackRock, Mr. Lindsey, a co-portfolio manager of the SSR Legacy Fund since 2002, was a Managing Director and the Chief Investment Officer—Growth beginning in 2003, and was responsible for overseeing all of SSRM's growth and core products. He was employed by SSRM beginning in 2002. Prior to joining CRM, he spent eight years at Putnam Investments, most recently as Managing Director and Director of Concentrated Growth Products.

Prior to joining BlackRock, Mr. Dowd was a Vice President at SSRM. He was employed by SSRM beginning in 2002 and was a co-portfolio manager of the SSR Legacy Fund. During the past five years, he also served as a Vice President and Technology Sector

14

Leader for Independence Investment LLC and as an equity research associate at Donaldson, Lufkin & Jenrette.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

Financial Highlights

Since R shares of the fund have no performance history, the financial information in the table below shows financial performance for the periods indicated for Investor A Shares of the fund. Although Investor A Shares are not offered in this Prospectus, the Investor A Shares would have substantially similar performance as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and performance would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of 1.35% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 1.64% of average daily net assets (after waivers and reimbursements) for the current fiscal year. For periods prior to January 31, 2005, the table shows performance information for the SSR Fund, which reorganized with the fund on that date. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP (for periods through October 31, 2002) and Deloitte & Touche LLP (for periods after October 31, 2002). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2005 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request (see back cover for ordering instructions).

15

FINANCIAL HIGHLIGHTS

(For an Investor A Share Outstanding Throughout Each Period)

Capital Appreciation Portfolio

	INVESTOR A SHARES
	For the Period 10/01/05 to 3/31/06 (unaudited)	For the Period 11/01/04 to 9/30/05	Year Ended 10/31/04[1,2]	Year Ended 10/31/03[1]	Year Ended 10/31/02[1,3]	Year Ended 10/31/01[1,3]
Net asset value at beginning of period	$13.82	$12.47	$11.91	$9.96	$11.56	$16.39
Income from investment operations
Net investment income (loss)	(0.03)[4]	0.02 [4]	(0.08)	(0.05)	(0.03)	(0.05)
Net gain (loss) on investments (both realized and unrealized)	1.03	1.33	0.64	2.00	(1.57)	(4.78)
Total from investment operations	1.00	1.35	0.56	1.95	(1.60)	(4.83)
Net asset value at end of period	$14.82	$13.82	$12.47	$11.91	$9.96	$11.56

Total return[5]	7.24%[6,7]	10.83%[6,8]	4.70%	19.58%	(13.84)%	(29.47)%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$122,400	$120,371	$99,435	$103,247	$76,798	$103,774
Ratios of expenses to average net assets
Net expenses	1.35%[9]	1.31%[9]	1.44%	1.38%	1.38%	1.33%
Total expenses	1.56%[9]	1.48%[9]	1.44%	1.38%	1.39%	1.35%
Ratios of net investment loss to average net assets
After advisory/administration and other fee waivers	(0.48)%[9]	0.21%[9]	(0.62)%	(0.47)%	(0.28)%	(0.39)%
Before advisory/administration and other fee waivers	(0.69)%[9]	0.04%[9]	(0.62)%	(0.47)%	(0.29)%	(0.41)%
Portfolio turnover rate	42%	70%	91%	113%	31%	22%

1  Per-share figures have been calculated using the average shares method.

2  During the year ended October 31, 2004, the Distributor made restitution payments to the fund as part of a settlement with NASD. These payments had no effect on the net realized and unrealized gain on investments per share.

3  Audited by other auditors.

4  Calculated using the average shares outstanding method.

5  Neither front-end sales load nor contingent deferred sales load is reflected in total return.

6  Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

7  Not Annualized.

8  The total return includes an impact of 8 basis points related to payments made by SSRM prior to January 31, 2005.

9  Annualized.

16

BlackRock

Mid-Cap Value Equity Portfolio

Investment Goal

The fund's investment goal is to seek long-term capital appreciation.

Primary Investment Strategies

In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by U.S. mid-capitalization value companies. Although a universal definition of mid-capitalization companies does not exist, the fund generally defines these companies as those with market capitalizations comparable in size to the companies in the Russell Midcap® Value Index (between approximately $1.3 billion and $19.2 billion as of December 29, 2006). In the future, the fund may define mid-capitalization companies using a different index or classification system. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock. From time to time the fund may invest in shares of companies through initial public offerings (IPOs).

The fund manager is seeking mid-capitalization stocks which he believes are worth more than is indicated by current market price. The manager initially screens for "value" stocks from the universe of U.S. mid-capitalization companies. The manager uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.

The fund generally will sell a stock when it reaches a target price, which is when the manager believes it is fully valued or when, in the manager's opinion, conditions change such that the risk of continuing to hold the stock is unacceptable when compared to its growth potential.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund's primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment goal.

As part of its normal operations, the fund may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

IMPORTANT DEFINITIONS

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholder, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Fundamental Analysis: A method of stock market analysis that concentrates on "fundamental" information about the company (such as its income statement, balance sheet, earnings and sales history, products and management) to attempt to forecast future stock value.

Investment Style: Refers to the guiding principles of a mutual fund's investment choices. The investment style of this fund is mid-cap value, referring to the type of securities the managers will choose for this fund.

Mid-Capitalization Companies: The fund generally defines these companies as those with market capitalizations comparable in size to the companies in the Russell Midcap Value Index. Capitalization refers to the market value of the company and is calculated by multiplying the number of shares outstanding by the current price per share.

Russell Midcap® Value Index: An index that consists of the bottom 800 securities of the Russell 1000® Index with less-than-average growth orientation as ranked by total market capitalization. Securities in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values.

Value Companies: All stocks are generally divided into the categories of "growth" or "value," although there are times when a growth fund and value fund may own the same stock. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general and whose growth in revenue is expected to continue for an extended period.

17

The fund manager may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specified price on a specified date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The fund manager also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in equity securities is that their prices fluctuate. The value of your investment can go up or down depending upon market conditions, which means you could lose money. The value of equity securities may decline due to developments relating to the issuer, industry factors or general market conditions. Equity securities generally have greater price volatility than fixed income securities.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding mid-cap growth stocks may outperform this fund.

There is more business risk in investing in mid-capitalization companies than in larger, better capitalized companies. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performances. The investment performance of the fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund's performance will generally decrease.

18

Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

While the fund manager chooses stocks he believes to be undervalued, there is no guarantee that the investments will increase in value or that they won't decline.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

19

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

On January 31, 2005, the fund reorganized with the State Street Research Mid-Cap Value Fund (the SSR Fund). The SSR Fund transferred substantially all of its assets and liabilities to the fund in exchange for shares of the fund, which were then distributed to SSR Fund shareholders. For periods prior to January 31, 2005, the chart and table below show performance information for the SSR Fund, which had similar investment goals and strategies as the fund. Since R Shares of the fund have no performance history, the chart and table give you a picture of long-term performance for Investor A Shares. Although the chart and table show returns for the Investor A Shares which are not offered in this Prospectus, the Investor A Shares would have substantially similar annual returns as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of 1.25% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 1.68% of average daily net assets (after waivers and reimbursements) for the current fiscal year. The information shows you how performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the performance to that of the Russell Midcap® Value Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If certain expenses had not been waived or reimbursed during these periods, returns would have been lower.

The performance of the Investor A Shares of the fund prior to January 31, 2005 is based on the performance of the A Shares of the SSR Fund.

20

As of 12/31  Investor A Shares

ANNUAL TOTAL RETURNS*

Mid-Cap Value

As of 12/31/05

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	3 Years	5 Years	10 Years	Inception Date[1]
Mid-Cap Value; Inv A
Return Before Taxes	3.75%	19.85%	10.21%	12.83%	08/25/86
Return After Taxes on Distributions	-0.02%	18.08%	7.81%	10.05%
Return After Taxes on Distributions and Sale of Shares	3.72%	16.50%	7.49%	9.62%
Russell Midcap® Value (Reflects no deduction for fees, expenses or taxes)	20.22%	18.77%	15.88%	13.65%	N/A

  *  The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC.

  1  Inception date of the SSR Fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold R Shares of the fund.

The fund's year to date total return as of 6/30/06 was 4.79%.

These returns assume payment of applicable sales charges.

21

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund's distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		.80%
Distribution (12b-1) fees		.25%
Other expenses[1]		.63%
Service fees	.25%
Other	.38%
Total annual fund operating expenses[2]		1.68%

  1  The R class is newly created and, accordingly, "Other expenses" are based on estimated amounts for the current fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit R class expenses to 1.98% of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
R Shares	$171	$530

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

Fund Management

The fund management team is led by Anthony F. Forcione, CFA, Director at BlackRock, and Wayne J. Archambo, CFA, Managing Director at BlackRock.

Mr. Forcione joined BlackRock following the merger with State Street Research & Management (SSRM) in 2005 and was promoted to Director in January 2006. Prior to joining BlackRock, Mr. Forcione was a Vice President at SSRM. He assisted with the management of the State Street Research Mid Cap Value Fund since 2000 and was named a co-portfolio manager in 2003. Mr. Forcione joined SSRM in 1992 and became an equity analyst in 1997.

Mr. Archambo is the head of the small and mid-cap value equity team. He has primary responsibility for managing client portfolios within this strategy and client investment guidelines, and he makes purchase and sale decisions for these products and has been a portfolio manager for the Fund since January 2005. He is a member of the Global Equity Operating Committee and the Equity Investment Strategy Group. Prior to joining BlackRock in 2002, Mr. Archambo was a founding partner and Manager of

22

Boston Partners Asset Management, L.P.'s small and mid-cap value equity products since the firm's inception in 1995.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

Financial Highlights

Since R Shares of the fund have no performance history, the financial information in the table below shows the fund's financial performance for the periods indicated for Investor A Shares of the fund. Although Investor A Shares are not offered in this Prospectus, the Investor A Shares would have substantially similar performance as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and performance would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of 1.25% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 1.68% of average daily net assets (after waivers and reimbursements) for the current fiscal year. For periods prior to January 31, 2005, the table shows performance information for the SSR Fund, which reorganized with the fund on that date. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP (for periods through June 30, 2002) and Deloitte & Touche LLP (for periods after June 30, 2002). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2005 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request (see back cover for ordering instructions).

23

FINANCIAL HIGHLIGHTS

(For an Investor A Share Outstanding Throughout Each Period)

Mid-Cap Value Equity Portfolio

	INVESTOR A SHARES
	For the Period 10/01/05 to 3/31/06 (unaudited)	For the Period 3/01/05 to 9/30/05	For the Period 7/01/04 to 2/28/05[1]	Year Ended 6/30/04[1,2]	Year Ended 6/30/03[1,2]	Year Ended 6/30/02[1,2,3]	Year Ended 6/30/01[1,2,3]
Net asset value, beginning of year	$13.49	$12.53	$11.92	$8.91	$10.53	$11.73	$8.66
Income from investment operations
Net investment income (loss)	0.04 [4]	0.02 [4]	0.07	0.05	0.06	0.02	0.06
Net realized and unrealized gain (loss) on investments	0.95	0.94	1.45	3.02	(1.22)	0.29	3.56
Total from investment operations	0.99	0.96	1.52	3.07	(1.16)	0.31	3.62
Less distributions
Dividends from net investment income	(0.02)	– –	(0.11)	(0.06)	– –	– –	(0.13)
Distributions from capital gains	(1.38)	– –	(0.80)	– –	(0.46)	(1.51)	(0.42)
Total distributions	(1.40)	– –	(0.91)	(0.06)	(0.46)	(1.51)	(0.55)
Net asset value, end of year	$13.08	$13.49	$12.53	$11.92	$8.91	$10.53	$11.73

Total return[5]	8.08%[6,7]	7.66%[6]	12.98%	34.51%	(10.61)%	2.96%	43.49%
Ratios/Supplemental data
Net assets at end of year (in thousands)	$485,915	$500,479	$448,237	$363,188	$194,034	$242,113	$107,448
Net expenses	1.25%[8]	1.25%[8]	1.24%[8]	1.28%	1.29%	1.25%	1.25%
Total expenses	1.59%[8]	1.64%[8]	1.38%[8]	1.33%	1.48%	1.41%	1.55%
Ratio of net investment income to average net assets
After advisory/administration and other fee waivers	0.60%[8]	0.24%[8]	0.92%[8]	0.47%	0.65%	0.16%	0.59%
Before advisory/administration and other fee waivers	0.26%[8]	(0.15)%[8]	0.78%[8]	0.42%	0.47%	0.01%	0.31%
Portfolio turnover rate	63%	60%	53%	86%	66%	69%	116%

1  The performance prior to January 31, 2005 set forth in this table is the financial data of the State Street Research Mid-Cap Value Fund, series of a predecessor company, the State Street Research Funds. BlackRock Funds acquired all of the assets and certain stated liabilities of the State Street Research Mid-Cap Value Fund on January 31, 2005. The net asset values and other per share information listed have been restated to reflect the conversion ratio of 1.57950264 for Class A shares.

2  Per-share figures have been calculated using the average shares method.

3  Audited by other auditors.

4  Calculated using the average shares outstanding method.

5  Neither front-end sales load nor contingent deferred sales load is reflected in total return.

6  Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

7  Not Annualized.

8  Annualized.

24

BlackRock

Small Cap Value Equity Portfolio

The fund is closed to new investors. Existing shareholders may make additional investments in current accounts. In addition, new accounts may be opened by (i) any investor if the taxpayer identification number for the new account will be the same as that for a current account and (ii) 401(k), 403(b), 457 and other similar group retirement plan programs or certain discretionary wrap fee programs that have current accounts.

Investment Goal

The fund seeks long-term capital appreciation.

Primary Investment Strategies

In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by U.S. small capitalization value companies (market capitalizations under $2 billion). The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock. From time to time the fund may invest in shares of companies through initial public offerings (IPOs).

The fund manager is seeking small capitalization stocks which he believes are worth more than is indicated by current market price. The manager initially screens for "value" stocks from the universe of companies with market capitalizations under $2 billion. The manager uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.

The fund generally will sell a stock when it reaches a target price which is when the manager believes it is fully valued or when, in the manager's opinion, conditions change such that the risk of continuing to hold the stock is unacceptable when compared to its growth potential.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund's primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment goal.

As part of its normal operations, the fund may hold high quality money market securities pending investments or when it expects

IMPORTANT DEFINITIONS

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholder, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Fundamental Analysis: A method of stock market analysis that concentrates on "fundamental" information about the company (such as its income statement, balance sheet, earnings and sales history, products and management) to attempt to forecast future stock value.

Investment Style: Refers to the guiding principles of a mutual fund's investment choices. The investment style of this fund is small cap value, referring to the type of securities the managers will choose for this fund.

Small Capitalization Companies: The fund defines these companies as those with market capitalizations under $2 billion. Capitalization refers to the market value of the company and is calculated by multiplying the number of shares outstanding by the current price per share.

Russell 2000® Value Index: An index that contains those securities with less-than-average growth orientations, generally having lower price-to-book and price-to-earnings ratios.

Value Companies: All stocks are generally divided into the categories of "growth" or "value," although there are times when a growth fund and value fund may own the same stock. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general and whose growth in revenue is expected to continue for an extended period.

25

to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

The fund manager may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The fund manager also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in equity securities is that their prices fluctuate. The value of your investment can go up or down depending upon market conditions, which means you could lose money. The value of equity securities may decline due to developments relating to the issuer, industry factors or general market conditions. Equity securities generally have greater price volatility than fixed income securities.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding small cap growth stocks may outperform this fund.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in

26

greater price movements and less ability to sell the fund's investment than if the fund held the securities of larger, more established companies.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performances. The investment performance of the fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund's performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

While the fund manager chooses stocks he believes to be undervalued, there is no guarantee that the investments will increase in value or that they won't decline.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice

27

versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective.

Any securities that are thinly traded or whose resale is restricted can be difficult to sell at the desired time and price. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper the fund's ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element. Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities. Where registration is required for restricted or illiquid securities, a considerable time period may elapse between the time the fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the fund might obtain less favorable pricing terms than when it decided to sell the security.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

Since R Shares of the fund have no performance history, the chart and table below give you a picture of the fund's long-term performance for Investor A Shares. Although the chart and table show returns for the Investor A Shares which are not offered in this Prospectus, the Investor A Shares would have substantially similar annual returns as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and the annual returns would differ only to the extent

28

that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of 1.22% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 1.51% of average daily net assets (after waivers and reimbursements) for the current fiscal year. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Russell 2000® Value Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31  Investor A Shares

ANNUAL TOTAL RETURNS*

Small Cap Value

As of 12/31/05

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	3 Years	5 Years	10 Years	Inception Date[1]
Small Cap Value; Inv A
Return Before Taxes	-0.35%	20.66%	8.95%	10.12%	04/13/92
Return After Taxes on Distributions	-5.53%	15.54%	4.77%	6.86%
Return After Taxes on Distributions and Sale of Shares	1.44%	15.61%	5.73%	7.17%
Russell 2000® Value (Reflects no deductions for fees, expenses or taxes)	23.48%	16.49%	15.38%	13.28%	N/A

  *  The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC.

  1  Inception date of the fund's oldest class(es).

The fund's year to date total return as of 6/30/06 was 6.13%.

These returns assume payment of applicable sales charges.

29

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund's distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold R Shares of the fund.

Shareholder Fees

(Fees paid directly from your investment)

Redemption Fee* (as a percentage of amount redeemed)	2.0%

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		.55%
Distribution (12b-1) fees		.25%
Other expenses[1]		.71%
Service fees	.25%
Other	.46%
Total annual fund operating expenses[2]		1.51%

  *  Fee applies only to shares that are redeemed or exchanged within 30 days of purchase.

  1  The R class is newly created and, accordingly, "Other expenses" are based on estimated amounts for the current fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit R class expenses to 1.81% of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
R Shares	$154	$477

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

30

Fund Management

The fund management team is led by Wayne J. Archambo, CFA, Managing Director at BlackRock and Kate O'Connor, CFA, Managing Director at BlackRock.

Mr. Archambo is the head of the small and mid-cap value equity team. He has primary responsibility for managing client portfolios within this strategy and client investment guidelines, and he makes purchase and sale decisions for these products. He is a member of the Global Equity Operating Committee and the Equity Investment Strategy Group. Prior to joining BlackRock in 2002, Mr. Archambo was a founding partner and Manager of Boston Partners Asset Management, L.P.'s small and mid-cap value equity products since the firm's inception in 1995.

Ms. O'Connor is a member of the small and mid-cap value equity team and is also responsible for coverage of the health care sector. Prior to joining BlackRock in 2001, Ms. O'Connor was an equity analyst of mid and small cap growth and value products at Independence Investment LLC from 2000 to 2001, a principal at Boston Partners Asset Management, L.P. from 1997 to 2000 and previously an equity analyst at Morgan Stanley Dean Witter.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

Financial Highlights

Since R Shares of the fund have no performance history, the financial information in the table below shows the fund's financial performance for the periods indicated for Investor A Shares of the fund. Although Investor A Shares are not offered in this Prospectus, the Investor A Shares would have substantially similar performance as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and performance would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of 1.22% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 1.51% of average daily net assets (after waivers and reimbursements) for the current fiscal year. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and

31

distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2005 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Investor A Share Outstanding Throughout Each Period)

Small Cap Value Equity Portfolio

	INVESTOR A SHARES
	For the Period 10/01/05 to 3/31/06 (unaudited)	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]	Year Ended 9/30/01[1]
Net asset value at beginning of period	$14.86	$15.00	$14.04	$12.76	$16.18	$17.10
Income from investment operations
Net investment income (loss)	(0.01)[2]	– – [2]	(0.09)[2]	(0.05)	(0.10)	0.06
Net gain (loss) on investments (both realized and unrealized)	1.32	2.85	2.84	3.29	(0.99)	(0.07)
Total from investment operations	1.31	2.85	2.75	3.24	(1.09)	(0.01)
Less distributions
Distributions from net investment income	(0.17)	– –	– –	– –	– –	(0.07)
Distributions from net realized gains	(2.74)	(2.99)	(1.79)	(1.96)	(2.33)	(0.84)
Total distributions	(2.91)	(2.99)	(1.79)	(1.96)	(2.33)	(0.91)
Net asset value at end of period	$13.26	$14.86	$15.00	$14.04	$12.76	$16.18

Total return[3]	10.65%[4,5]	20.43%[4]	20.38%[4]	29.37%[4]	(8.71)%	0.09%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$29,880	$31,889	$35,240	$38,052	$43,884	$28,195
Ratios of expenses to average net assets
Net expenses	1.23%[6]	1.24%	1.35%	1.38%	1.35%	1.34%
Total expenses	1.35%[6]	1.35%	1.47%	1.41%	1.37%	1.34%
Ratios of net investment income (loss) to average net assets
After advisory/administration and other fee waivers	(0.11)%[6]	(0.01)%	(0.55)%	(0.37)%	(0.62)%	0.38%
Before advisory/administration and other fee waivers	(0.23)%[6]	(0.12)%	(0.67)%	(0.40)%	(0.64)%	0.38%
Portfolio turnover rate	59%	133%	154%	240%	260%	184%

1  Audited by other auditors.

2  Calculated using the average shares outstanding method.

3  Neither front-end sales load nor contingent deferred sales load is reflected in total return.

4  Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

5  Not Annualized.

6  Annualized.

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BlackRock

Small Cap Core Equity Portfolio

Investment Goal

The fund seeks long-term capital appreciation.

Primary Investment Strategies

In pursuit of this goal, the fund normally invests at least 80% of its net assets in the equity securities of U.S. small capitalization companies (market capitalizations under $2 billion). The fund uses the Russell 2000® Index as a benchmark. The fund primarily buys common stock but can also invest in preferred stock and securities convertible into common and preferred stock. From time to time the fund may invest in shares of companies through initial public offerings (IPOs).

The fund manager seeks to achieve consistent and sustainable performance through various market cycles by emphasizing stock selection. Stock selection is determined by looking at companies using a range of valuation criteria, including the strength of their management and business franchise. The manager initially screens for stocks from a market universe of companies with market capitalizations under $2 billion. The fund will invest in stocks that the manager believes offer attractive returns through capital appreciation. The manager uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.

The fund will generally sell a stock when it reaches a target price, which is when the manager believes it is fully valued or when, in her opinion, conditions change such that the risk of continuing to hold the stock is unacceptable when compared to its growth potential.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund's primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment goal.

As part of its normal operations, the fund may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

IMPORTANT DEFINITIONS

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Fundamental Analysis: A method of stock market analysis that concentrates on "fundamental" information about the company (such as its income statement, balance sheet, earnings and sales history, products and management) to attempt to forecast future stock value.

Investment Style: Refers to the guiding principles of a mutual fund's investment choices. The investment style of this fund is small cap, referring to the type of securities the manager will choose for this fund.

Russell 2000® Index: An index that measures the performance of the 2000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index.

Small Capitalization Companies: The fund defines these companies as those with market capitalizations under $2 billion. Capitalization refers to the market value of the company and is calculated by multiplying the number of shares outstanding by the current price per share.

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The manager may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The manager also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in equity securities is that their prices fluctuate. The value of your investment can go up or down depending upon market conditions, which means you could lose money. The value of equity securities may decline due to developments relating to the issuer, industry factors or general market conditions. Equity securities generally have greater price volatility than fixed income securities.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding larger capitalization company stocks may outperform this fund.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. Securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund's investment than if the fund held the securities of larger, more established companies.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs

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and therefore investors should not rely on these past gains as an indication of future performances. The investment performance of the fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund's performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

While the manager chooses stocks she believes have above-average earnings growth potential or are undervalued, there is no guarantee that the investments will increase in value or that they won't decline.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective.

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Any securities that are thinly traded or whose resale is restricted can be difficult to sell at the desired time and price. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper the fund's ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element. Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities. Where registration is required for restricted or illiquid securities, a considerable time period may elapse between the time the fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the fund might obtain less favorable pricing terms than when it decided to sell the security.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

Since R Shares of the fund have no performance history, the chart and table below give you a picture of the fund's long-term performance for Investor A shares. Although the chart and table show returns for the Investor A Shares which are not offered in this Prospectus, the Investor A Shares would have substantially similar annual returns as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of 1.77% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of

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1.89% of average daily net assets (after waivers and reimbursements) for the current fiscal year. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Russell 2000® Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

Small Cap Core Equity

As of 12/31/05

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	3 Years	Since Inception	Inception Date[2]
Small Cap Core Equity; Investor A
Return Before Taxes	0.59%	24.13%	14.24%	01/02/02
Return After Taxes on Distributions	0.15%	23.79%	14.00%
Return After Taxes on Distributions and Sale of Shares	0.55%	20.95%	12.32%
Russell 2000® (Reflects no deduction for fees, expenses or taxes)	18.36%	13.56%	11.39%	N/A

  *  The chart and the table both assume reinvestment of dividends and distributions.

    Source: BlackRock Advisors, LLC.

  1  Performance of the fund for the 2002 calendar year reflects the cumulative performance from the inception date (January 2, 2002) until December 31, 2002.

  2  Inception date of the fund's oldest class(es).

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold R Shares of the fund.

The fund's year to date total return as of 6/30/06 was 4.01%.

These returns assume payment of applicable sales charges.

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IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund's distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

Shareholder Fees

(Fees paid directly from your investment)

Redemption Fee* (as a percentage of amount redeemed)	2.0%

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	1.00%
Distribution (12b-1) fees	.25%
Other expenses[1]	.64%
Service fees	.25%
Other	.39%
Total annual fund operating expenses[2]	1.89%

  *  Fee applies only to shares that are redeemed or exchanged within 30 days of purchase.

  1  The R class is newly created and, accordingly, "Other expenses" are based on estimated amounts for the current fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit R class expenses to 2.19% of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
R Shares	$192	$594

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

Fund Management

The fund management team is led by Kate O'Connor, CFA, Managing Director at BlackRock, and Neil Wagner, Managing Director at BlackRock.

Ms. O'Connor is a member of the small and mid-cap value equity team and is also responsible for coverage of the health care sector. Prior to joining BlackRock in 2001, Ms. O'Connor was an equity analyst of mid and small cap growth and value products at Independence Investment LLC from 2000 to 2001, a principal at Boston Partners Asset Management, L.P. from 1997 to 2000 and previously an equity analyst at Morgan Stanley Dean Witter.

Mr. Wagner heads an investment team at BlackRock focused on small and mid-cap growth equities. He became a Managing Director at BlackRock in January 2004. Prior to joining BlackRock in April 2002, Mr. Wagner worked at Massachusetts

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Financial Services (MFS), focusing on small and mid-cap equities. Mr. Wagner joined MFS as a research analyst in 1998 and became a portfolio manager there in 2000. Prior to that, he was a senior equity research analyst at DFS Advisors LLC from 1997 to 1998. He has been a portfolio manager of the fund since May 2002.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

Financial Highlights

Since R Shares of the fund have no performance history, the financial information in the table below shows the fund's financial performance for the periods indicated for Investor A Shares of the fund. Although Investor A Shares are not offered in this Prospectus, the Investor A Shares would have substantially similar performance as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and performance would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of 1.77% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 1.89% of average daily net assets (after waivers and reimbursements) for the current fiscal year. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2005 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request (see back cover for ordering instructions).

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FINANCIAL HIGHLIGHTS

(For an Investor A Share Outstanding Throughout Each Period)

Small Cap Core Equity Portfolio

	INVESTOR A SHARES
	For the Period 10/01/05 to 3/31/06 (unaudited)	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	For the Period 1/02/02[1,2] through 09/30/02
Net asset value at beginning of period	$17.49	$14.71	$11.99	$8.35		$10.00
Income from investment operations
Net investment loss	(0.09)[3]	(0.17)[3]	(0.24)[3]	– –		– –
Net gain (loss) on investments (both realized and unrealized)	1.98	3.06	3.04	3.64		(1.65)
Total from investment operations	1.89	2.89	2.80	3.64		(1.65)
Less distributions
Distributions from net realized capital gains	(0.30)	(0.11)	(0.15)	– –		– –
Total distributions	(0.30)	(0.11)	(0.15)	– –		– –
Redemption fees added to paid in capital	– –	– –	0.07	– –		– –
Net asset value at end of period	$19.08	$17.49	$14.71	$11.99		$8.35
Total Return[4]	10.99%[5,6]	19.71%[5]	24.01%[7]	43.59%		(16.50)%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$20,181	$11,997	$3,154	$7	$	– – [8]
Ratios of expenses to average net assets
Net Expenses	1.69%[9]	1.71%	1.74%	1.77%		1.77%[9]
Total Expenses	1.86%[9]	2.17%	2.89%	3.43%		3.00%[9]
Ratios of net investment loss to average net assets
After advisory/administration and other fee waivers	(0.98)%[9]	(1.01)%	(1.32)%	(1.09)%		(1.07)%[9]
Before advisory/administration and other fee waivers	(1.15)%[9]	(1.47)%	(2.48)%	(2.75)%		(2.30)%[9]
Portfolio turnover rate	56%	118%	78%	218%		233%

1  Audited by other auditors.

2  Commencement of share class.

3  Calculating using the average shares outstanding method.

4  Neither the sales load nor the contingent deferred sales load is reflected in the total return.

5  Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

6  Not Annualized.

7  Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return, for redemption fees received during the period, is 59 basis points.

8  Net assets end of period are less than $1,000.

9  Annualized.

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BlackRock

Small Cap Growth Equity Portfolio

Investment Goal

The fund seeks long-term capital appreciation.

Primary Investment Strategies

In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by U.S. small capitalization growth companies which the fund management team believes offer superior prospects for growth. Although a universal definition of small-capitalization companies does not exist, the fund generally defines these companies as those whose market capitalizations, at the time of the fund's investment, are within the range of market capitalizations of companies in the Russell 2000® Growth Index during the most recent 365-day period. For the 365 days ended December 29, 2006, the range of market capitalizations of companies in the Russell 2000® Growth Index was approximately $68 million to $3 billion. In the future, the fund may define small-capitalization companies using a different index or classification system. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock. From time to time the fund may invest in shares of companies through initial public offerings (IPOs).

The management team focuses on small cap emerging growth companies. The management team would expect these companies to have products, technologies, management, markets and opportunities which will facilitate earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation. The management team uses a bottom up investment style in managing the fund. This means securities are selected based upon fundamental analysis (such as analysis of earnings, cash flows, competitive position and management's abilities) performed by the management team.

The fund generally will sell a stock when, in the management team's opinion, there is a deterioration in the company's fundamentals or the company fails to meet performance expectations.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund's primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions

IMPORTANT DEFINITIONS

Earnings Growth: The rate of growth in a company's earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth may cause share prices to increase.

Equity Security: A security such as stock, representing ownership in a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholder, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Fundamental Analysis: A method of stock market analysis that concentrates on "fundamental" information about the company (such as its income statement, balance sheet, earnings and sales history, products and management) to attempt to forecast future stock value.

Growth Companies: All stocks are generally divided into the categories of "growth" or "value," although there are times when a growth fund and value fund may own the same stock. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general and whose revenue growth is expected to continue for an extended period. These stocks typically pay relatively low dividends and sell at relatively high valuations. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas.

Investment Style: Refers to the guiding principles of a mutual fund's investment choices. The investment style of this fund is small cap growth, referring to the type of securities the managers will choose for this fund.

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IMPORTANT DEFINITIONS

Russell 2000® Growth Index: An index that contains those securities with greater-than-average growth orientations, generally having higher price-to-book and price-to-earnings ratios.

Small Capitalization Companies: The fund generally defines these companies as those whose market capitalizations, at the time of the fund's investment, are within the range of market capitalizations of companies in the Russell 2000® Growth Index during the most recent 365-day period.

improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment goal.

As part of its normal operations, the fund may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in equity securities is that their prices fluctuate. The value of your investment can go up or down depending upon market conditions, which means you could lose money. The value of equity securities may decline due to developments relating to the issuer, industry factors or general market conditions. Equity securities generally have greater price volatility than fixed income securities.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding small cap value stocks may outperform this fund.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter

42

operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund's investment than if the fund held the securities of larger, more established companies.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performances. The investment performance of the fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund's performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

While the management team chooses stocks it believes to have above-average earnings growth potential, there is no guarantee that the investments will increase in value or that they won't decline.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a

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derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective.

Any securities that are thinly traded or whose resale is restricted can be difficult to sell at the desired time and price. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper the fund's ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element. Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities. Where registration is required for restricted or illiquid securities, a considerable time period may elapse between the time the fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the fund might obtain less favorable pricing terms than when it decided to sell the security.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

Since R Shares of the fund have no performance history, the chart and table below give you a picture of the fund's long-term performance for Investor A Shares. Although the chart and table show returns for the Investor A Shares which are not offered in this Prospectus, the Investor A Shares would have substantially similar annual returns as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and the annual returns would differ only to

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the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of 1.17% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 1.37% of average daily net assets (after waivers and reimbursements) for the current fiscal year. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund.

The table compares the fund's performance to that of the Russell 2000® Growth Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31  Investor A Shares

ANNUAL TOTAL RETURNS*

Small Cap Growth

As of 12/31/05

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	3 Years	5 Years	10 Years	Inception Date[1]
Small Cap Growth; Inv A
Return Before Taxes	0.00%	19.41%	-4.28%	6.12%	09/14/93
Return After Taxes on Distributions	0.00%	19.41%	-4.28%	4.35%
Return After Taxes on Distributions and Sale of Shares	0.00%	16.90%	-3.59%	4.57%
Russell 2000® Growth (Reflects no deduction for fees, expenses or taxes)	13.35%	10.51%	6.93%	4.98%	N/A

  *  The chart and the table both assume reinvestment of dividends and distributions.

    Source: BlackRock Advisors, LLC.

  1  Inception date of the fund's oldest class(es).

The fund's year to date total return as of 6/30/06 was 7.10%.

These returns assume payment of applicable sales charges.

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IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund's distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold R Shares of the fund.

Shareholder Fees

(Fees paid directly from your investment)

Redemption Fee* (as a percentage of amount redeemed)	2.0%

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	.55%
Distribution (12b-1) fees	.25%
Other expenses[1]	.57%
Service fees	.25%
Other	.32%
Total annual fund operating expenses[2]	1.37%

  *  Fee applies only to shares that are redeemed or exchanged within 30 days of purchase.

  1  The R class is newly created and, accordingly, "Other expenses" are based on estimated amounts for the current fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit R class expenses to 1.67% of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
R Shares	$139	$434

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

Fund Management

The fund management team is led by Neil Wagner, Managing Director at BlackRock, Andrew F. Thut, Director at BlackRock, and Eileen Leary, CFA, Managing Director at BlackRock.

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Mr. Wagner heads an investment team at BlackRock focused on small and mid-cap growth equities and has been a manager of the fund since May 2002. He became a Managing Director at BlackRock in January 2004. Prior to joining BlackRock in April 2002, Mr. Wagner worked at Massachusetts Financial Services (MFS), focusing on small and mid cap equities. Mr. Wagner joined MFS as a research analyst in 1998 and became a portfolio manager there in 2000. Prior to that, he was a senior equity research analyst at DFS Advisors LLC from 1997 to 1998.

Mr. Thut is a member of the small and mid-cap growth equity team and is also responsible for the coverage of the business services and retail sectors. He has been an analyst of the fund since May 2002 and manager of the fund since March 2004. Prior to joining BlackRock in April 2002, Mr. Thut had been an equity analyst on the small and mid-cap growth team at MFS since 1998. Prior to joining MFS, Mr. Thut had worked in the Technology Investment Banking Group at BT Alex Brown since 1995.

Ms. Leary joined BlackRock following the merger with State Street Research & Management (SSRM) in 2005. Prior to joining BlackRock, Ms. Leary was responsible for the State Street Research Mid-Cap Growth Fund's day-to-day portfolio management beginning in October 2002, when she became a Portfolio Manager at SSRM. Previously, she had been an Equity Research Associate and an Analyst.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

Financial Highlights

Since R Shares of the fund have no performance history, the financial information in the table below shows the fund's financial performance for the periods indicated for Investor A Shares of the fund. Although Investor A Shares are not offered in this Prospectus, the Investor A Shares would have substantially similar performance as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and performance would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of 1.17% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 1.37% of average daily net assets (after waivers and reimbursements) for the current fiscal year. Certain information reflects results for a single fund share. The

47

term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2005 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Investor A Share Outstanding Throughout Each Period)

Small Cap Growth Equity Portfolio

	INVESTOR A SHARES
	For the Period 10/01/05 to 3/31/06 (unaudited)	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]	Year ended 9/30/01[1]
Net asset value at beginning of period	$16.12	$13.57	$11.51	$8.48	$11.12	$34.47
Income from investment operations
Net investment loss	(0.07)[2]	(0.10)[2]	(0.16)[2]	(0.13)	(0.14)	(0.01)
Net gain (loss) on investments (both realized and unrealized)	2.28	2.64	2.22	3.16	(2.50)	(14.65)
Total from investment operations	2.21	2.54	2.06	3.03	(2.64)	(14.66)
Less distributions
Distributions from net investment income	– –	– –	– –	– –	– –	(0.08)
Distributions from capital	– –	– –	– –	– –	– –	(0.10)
Distributions from net realized gains	– –	– –	– –	– –	– –	(8.51)
Total distributions	– –	– –	– –	– –	– –	(8.69)
Redemption fees added to paid-in-capital	– –	0.01	– –	– –	– –	– –
Net asset value at end of period	$18.33	$16.12	$13.57	$11.51	$8.48	$11.12

Total return[3]	13.71%[4,5]	18.79%[6]	17.90%[4]	35.73%[4]	(23.74)%	(53.90)%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$180,779	$160,374	$131,795	$102,642	$95,620	$85,211
Ratios of expenses to average net assets
Net expenses	1.16%[7]	1.19%	1.30%	1.37%	1.33%	1.29%
Total expenses	1.26%[7]	1.29%	1.40%	1.40%	1.36%	1.29%
Ratios of net investment income (loss) to average net assets
After advisory/administration and other fee waivers	(0.84)%[7]	(0.66)%	(1.12)%	(1.22)%	(1.14)%	0.02%
Before advisory/administration and other fee waivers	(0.94)%[7]	(0.76)%	(1.22)%	(1.25)%	(1.17)%	0.02%
Portfolio turnover rate	46%	91%	81%	167%	238%	363%

1  Audited by other auditors.

2  Calculated using the average shares outstanding method.

3  Neither front-end sales load nor contingent deferred sales load is reflected in total return.

4  Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

5  Not Annualized.

6  Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return, for redemption fees received during the period is 7 basis points.

7  Annualized.

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BlackRock

Asset Allocation Portfolio

Investment Goal

The Fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

The fund uses an asset allocation strategy, investing varying percentages of its portfolio in three major categories: stocks, bonds and, to a lesser extent, money market instruments. Drawing on its analysis of financial trends and market conditions, the fund management team monitors and adjusts those allocations from time to time. The fund has wide flexibility in the relative weightings given to each category; however, it intends to remain diversified across categories. The fund measures its performance against a customized weighted index comprised of the returns of the S&P 500® Index (60%) and the Lehman Brothers U.S. Aggregate Index (40%).

The assets allocated to the stock and bond categories undergo a further allocation process. The fund management team uses a combination of quantitative and fundamental analysis to evaluate the relative attractiveness of various segments in the equity universe, defined by style, capitalization range and geographic location. The fund management team regularly reviews and allocates varying percentages of the fund to equity investment management team members responsible for security selection within these distinctive disciplines, including stocks of large, middle and small capitalization companies, companies that appear to be trading below their true worth, companies with significant growth opportunities, firms in specialized sectors and international companies. Within each discipline, investment decisions are primarily the result of bottom-up security selection that, in turn, drives sector and industry weightings as well as average market capitalization. With respect to its equity investments, the fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock. Within each distinct discipline, the equity investment management teams assess each stock's changing characteristics relative to its contribution to portfolio risk within that discipline. A stock is sold when it no longer offers an appropriate return-to-risk trade-off.

Members of the fixed income investment management team are responsible for managing the fixed income allocation of the fund.

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and foreign corporations, debt obligations of foreign governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

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IMPORTANT DEFINITIONS

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

High Yield Bonds: Sometimes referred to as "junk bonds," these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the fund manager to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Investment Style: Refers to the guiding principle of a mutual fund's investment choices. The investment style of this fund is balanced, meaning that the managers will choose both equity and fixed income securities for this fund.

Lehman Brothers U.S. Aggregate Index: An unmanaged index comprised of more than 5,000 taxable bonds. This is an index of investment grade bonds. All securities included must be rated investment grade by Moody's, Standard & Poor's or Fitch.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There are a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

S&P 500® Index: The Standard & Poor's Composite Stock Price Index, an unmanaged index of 500 stocks, most of which are listed on the New York Stock Exchange. The index focuses on the large-cap segment of the market with over 80% coverage of U.S. equities.

The fixed income investment management team evaluates sectors of the bond market and individual securities within these sectors. The fixed income investment management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. Securities are purchased for the fund when the fixed income management team believes that they have the potential for above-average total return. The fund invests primarily in dollar-denominated investment grade bonds, but may invest up to 20% of its fixed income allocation in any combination of non-investment grade bonds (high yield or junk bonds), non-dollar denominated bonds and bonds of emerging market issuers. The fund's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis. Non-investment grade bonds acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor's or Ba or lower by Moody's) or will be determined by the fixed income investment management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. A security will be sold if, in the opinion of the fixed income investment management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

As part of its normal operations, the fund may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund also may invest in these securities in order to achieve its investment goal.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund's primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment goal.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another type of interest or currency in the future or

50

for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). The fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future) to hedge against movement in the value of non-U.S. currencies.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The value of your investment can go up or down depending upon market conditions, which means you could lose money.

The main risk of any investment in equity securities is that their prices fluctuate. The value of your investment can go up or down depending upon market conditions, which means you could lose money. The value of equity securities may decline due to developments relating to the issuer, industry factors or general market conditions. Equity securities generally have greater price volatility than fixed income securities.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund's investment than if the fund held the securities of larger, more established companies.

Because market conditions can vary, this fund's performance may be better or worse than other funds with different investment

IMPORTANT DEFINITIONS

Sector: All stocks are classified into a category or sector such as utilities, consumer services, basic materials, capital equipment, consumer cyclicals, energy, consumer non-cyclicals, healthcare, technology, transportation, finance and cash.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

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styles. For example, in some markets a fund holding exclusively equity or fixed income securities may outperform this fund.

While the management team chooses stocks it believes to have rising earnings expectations and good relative valuations, there is no guarantee that the investments will increase in value or that they won't decline.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

The fund makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. The fund's investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

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Non-investment grade securities carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also impact the market for lower-rated securities and the fund.

The market for high yield bonds is not as liquid as the markets for higher rated securities. This means that it may be harder to buy and sell high yield bonds, especially on short notice, and high yield bonds may be more difficult for the fund to value accurately than higher rated securities. The market for high yield bonds could also be impacted by legal or tax changes.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

The fund may invest in non-dollar denominated bonds of issuers located outside of the United States. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subjected to wider price movements than comparable investments in U.S. companies. There is also less regulation of non-U.S. securities markets.

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Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past, and may do so again in the future, as a result of economic and political turmoil in many of these countries.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are

54

sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Forward foreign currency exchange contracts do not eliminate movements in the value of non-U.S. currencies and securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

On January 31, 2005, the fund reorganized with the State Street Research Asset Allocation Fund (the SSR Fund). The SSR Fund transferred substantially all of its assets and liabilities to the fund in exchange for shares of the fund, which were then distributed to SSR Fund shareholders. For periods prior to January 31, 2005, the chart and table below show performance information for the SSR

55

The fund's year to date total return as of 6/30/06 was 1.98%.

Fund, which had similar investment goals and strategies as the fund. Since R Shares of the fund have no performance history, the chart and table give you a picture of long-term performance for Investor A Shares. Although the chart and table show returns for the Investor A Shares which are not offered in this Prospectus, the Investor A Shares would have substantially similar annual returns as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of 1.20% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 1.46% of average daily net assets (after waivers and reimbursements) for the current fiscal year. The information shows you how performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the performance to that of a customized weighted index comprised of the returns of the S&P 500® Index (60%) and the Lehman Brothers U.S. Aggregate Index (40%), recognized unmanaged indices of stock and bond market performance, respectively. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If certain expenses had not been waived or reimbursed during these periods, returns would have been lower.

The performance of the Investor A Shares of the fund prior to January 31, 2005 is based on the performance of the A Shares of the SSR Fund.

As of 12/31  Investor A Shares

ANNUAL TOTAL RETURNS*

Asset Allocation

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As of 12/31/05

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	3 Years	5 Years	10 Years	Inception Date[1]
Asset Allocation; Inv A
Return Before Taxes	0.01%	11.68%	4.10%	8.52%	12/29/88
Return After Taxes on Distributions	-1.36%	10.56%	2.84%	6.20%
Return After Taxes on Distributions and Sale of Shares	1.36%	9.66%	2.91%	6.14%
60% S&P 500®/40% Leh. Agg. (Reflects no deduction for fees, expenses or taxes)	11.11%	7.77%	5.98%	7.88%	N/A

  *  The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC.

  1  Inception date of the SSR Fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold R Shares of the fund.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		.55%
Distribution (12b-1) fees		.25%
Other expenses[1]		.66%
Service fees	.25%
Other	.41%
Total annual fund operating expenses[2]		1.46%

  1  The R class is newly created and, accordingly, "Other expenses" are based on estimated amounts for the current fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit R class expenses to 1.76% of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
R Shares	$149	$462

These returns assume payment of applicable sales charges.

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund's distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Other Expenses: Include fees paid by the fund for other expenses such as administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

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As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

Fund Management

The fund management team is led by Philip Green, Managing Director of BlackRock, and Linda Zhang, PhD, Director at BlackRock.

Mr. Green is responsible for multi-strategy portfolios at BlackRock and works closely with BlackRock's Central Strategy and Quantitative Investments Group on various asset allocation products. He is also a member of BlackRock's Portable Alpha team. He joined BlackRock following the merger with Merrill Lynch Investment Managers (MLIM) in 2006. At MLIM, he was responsible for asset allocation and a number of quantitative equity strategies with the Quantitative Advisors group. Prior to joining MLIM in 1999, Mr. Green was a senior portfolio manager at Bankers Trust Company and led the global asset allocation, managed futures and currency overlay groups.

Ms. Zhang joined BlackRock following the merger with SSRM in 2005. She is a member of the Asset Allocation Committee and the Equity Investment Strategy Group. Prior to joining BlackRock, she was a Vice President, a portfolio manager and a member of the portfolio management team for the State Street Research Asset Allocation Fund. She was also the head of the Quantitative Strategy Group. From 1997 to 2003, Ms. Zhang was a Senior Quantitative Analyst, Vice President and Associate Portfolio Manager at Baring Asset Management.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

Financial Highlights

Since R Shares of the fund have no performance history, the financial information in the table below shows the fund's financial performance for the periods indicated for Investor A Shares of the fund. Although Investor A Shares are not offered in this Prospectus, the Investor A Shares would have substantially similar performance as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and performance would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of 1.20% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the

58

fund are expected to have expenses of 1.46% of average daily net assets (after waivers and reimbursements) for the current fiscal year. For periods prior to January 31, 2005, the table shows performance information for the SSR Fund, which reorganized with the fund on that date. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP (for periods through March 31, 2003) and Deloitte & Touche LLP (for periods after March 31, 2003). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2005 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request (see back cover for ordering instructions).

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FINANCIAL HIGHLIGHTS

(For an Investor A Share Outstanding Throughout Each Period)

Asset Allocation Portfolio

	INVESTOR A SHARES
	For the Period 10/01/05 to 3/31/06 (unaudited)	For the Period 3/01/05 to 9/30/05	For the Period 4/01/04 to 2/28/05[1]	Year Ended 3/31/04[1]	Year Ended 3/31/03[1,2]	Year Ended 3/31/02[1,2]	Year Ended 3/31/01[1,2]
Net asset value, beginning of period	$15.48	$14.95	$14.89	$11.36	$14.15	$14.03	$16.24
Income from investment operations
Net investment income	0.11 [3]	0.13 [3]	0.18	0.19	0.24	0.28	0.39
Net realized and unrealized gain (loss) on investments	0.78	0.53	0.80	3.55	(2.68)	0.83	(0.40)
Total from investment operations	0.89	0.66	0.98	3.74	(2.44)	1.11	(0.01)
Less distributions
Dividends from net investment income	(0.13)	(0.13)	(0.38)	(0.21)	(0.29)	(0.31)	(0.31)
Distributions from capital gains	(0.65)	– –	(0.54)	– –	(0.06)	(0.68)	(1.89)
Total distributions	(0.78)	(0.13)	(0.92)	(0.21)	(0.35)	(0.99)	(2.20)
Net asset value, end of period	$15.59	$15.48	$14.95	$14.89	$11.36	$14.15	$14.03

Total return[4]	5.98%[5,6]	4.40%[5]	6.78%	32.94%	(17.37)%	8.15%	0.29%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$494,561	$491,557	$526,929	$357,100	$252,069	$320,614	$272,813
Net expenses	1.22%[7]	1.25%[7]	1.24%[7]	1.45%	1.42%	1.40%	1.44%
Total expenses	1.38%[7]	1.46%[7]	1.32%[7]	1.45%	1.43%	1.41%	1.46%
Ratio of net investment income to average net assets
After advisory/administration and other fee waivers	1.41%[7]	1.51%[7]	1.55%[7]	1.43%	1.92%	1.95%	2.61%
Before advisory/administration and other fee waivers	1.25%[7]	1.30%[7]	1.47%[7]	1.43%	1.92%	1.95%	2.61%
Portfolio turnover rate	65%	90%	101%	216%	181%	186%	181%

1  The performance prior to January 31, 2005 set forth in this table is the financial data of the State Street Research Asset Allocation Fund, series of a predecessor company, the State Street Research Funds. BlackRock Funds acquired all of the assets and certain stated liabilities of the State Street Research Asset Allocation Fund on January 31, 2005. The net asset values and other per share information listed have been restated to reflect the conversion ratio of 0.71991517 for Class A shares.

2  Audited by other auditors.

3  Calculated using the average shares outstanding method.

4  Neither front-end sales load nor contingent deferred sales load is reflected in total return.

5  Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

6  Not Annualized.

7  Annualized.

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BlackRock

Health Sciences Opportunities Portfolio

Investment Goal

The fund seeks to provide long-term growth of capital.

Primary Investment Strategies

Under normal market conditions, the fund invests at least 80% of total assets in securities of companies in health sciences and related industries. The Health Sciences sector can include companies in Health Care Equipment & Supplies, Health Care Providers & Services, Biotechnology, and Pharmaceuticals. The sector can include, but is not limited to, businesses involved in the development, production, and distribution or delivery of medical and pharmaceutical products and services, companies engaged in biotechnology and medical research and development, companies that may design, manufacture or distribute medical, dental and optical equipment and supplies, including diagnostic equipment, and companies that may also provide diagnostic services or operate health facilities and hospitals, or provide related administrative, management and financial support. The fund will concentrate its investments (i.e., invest more than 25% of its assets) in health sciences or related industries, and may invest in companies located in non-U.S. countries.

In selecting investments, the fund looks for stocks that have above-average return potential. The fund expects to invest in health sciences companies comparable in size to those in the health sector of the Russell 3000® Index or in similar companies, including non-U.S. companies. The fund does not limit its investments to companies of any particular size. The fund's investments may include common and preferred stock, securities convertible into common and preferred stock, warrants and depository receipts.

The fund reserves the right to invest up to 20% of total assets in other securities. These may include stocks of companies not associated with health sciences. They may also include debt securities and smaller capitalization companies.

From time to time the fund may invest without limit in shares of companies through initial public offerings (IPOs).

The fund generally will sell a stock when, in the management team's opinion, the stock reaches its price target, there is a deterioration in the company's fundamentals, a change in macroeconomic outlook, technical deterioration, valuation issues, a need to rebalance the portfolio or a better opportunity elsewhere.

IMPORTANT DEFINITIONS

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Fundamentals: "Fundamental" information about a company (such as its income statement, balance sheet, earnings and sales history, products and management).

Investment Style: Refers to the guiding principles of a mutual fund's investment choices. The investment style of this fund is health sciences, referring to the type of securities the managers will choose for this fund.

Lipper Health/Biotechnology Fund Index: An equally weighted index of typically the 30 largest mutual funds within its respective investment objective.

S&P 500® Index: The Standard & Poor's Composite Stock Price Index, an unmanaged index of 500 stocks, most of which are listed on the New York Stock Exchange. The index focuses on the large-cap segment of the market with over 80% coverage of U.S. equities.

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It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund's primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment goal.

As part of its normal operations, the fund may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities and may buy options on a currency or a basket of currencies, or enter into foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of currency with another party for that other party's obligation to pay or its right to receive another type of currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). The fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in equity securities is that their prices fluctuate. The value of your investment can go up or down depending upon market conditions, which means you could lose

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money. The value of equity securities may decline due to developments relating to the issuer, industry factors or general market conditions. Equity securities generally have greater price volatility than fixed income securities.

The fund's strategy of concentrating in health sciences and related companies means that its performance will be closely tied to the performance of a particular market segment. Because the fund is concentrated in these companies, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

Investments in health sciences companies are subject to a number of risks, including the adverse impact of legislative actions and government regulations. These actions and regulations can affect the approval process for patents, medical devices and drugs, the funding of research and medical care programs, and the operation and licensing of facilities and personnel. The goods and services of health sciences companies are subject to risks of rapid technological change and obsolescence, product liability litigation, and intense price and other competitive pressures.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund's investment than if the fund held the securities of larger, more established companies.

Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on

63

non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

In addition, political and economic structures in emerging markets countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past and may do so again in the future, as a result of economic and political turmoil in many of these countries.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performance. The investment performance of the fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund's performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.
The value of any bonds held by the fund is likely to decline when interest rates rise; this risk is greater for bonds with longer maturities. It is also possible that a bond issuer could default on principal or interest payments, causing a loss for the fund.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly

64

with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective.

Forward foreign currency exchange contracts do not eliminate movements in the value of non-U.S. currencies and securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

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When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund's.

Risk / Return Information

On January 31, 2005, the fund reorganized with the State Street Research Health Sciences Fund (the SSR Fund). The SSR Fund transferred substantially all of its assets and liabilities to the fund in exchange for shares of the fund, which were then distributed to SSR Fund shareholders. For periods prior to January 31, 2005, the chart and table on the next page show performance information for the SSR Fund, which had substantially similar investment goals and strategies as the fund. Since R Shares of the fund have no performance history, the chart and table give you a picture of long-term performance for Investor A Shares. Although the chart and table show returns for the Investor A Shares which are not offered in this Prospectus, the Investor A Shares would have substantially similar annual returns as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. Investor A Shares of the fund are estimated to have expenses of 1.53% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 1.51% of average daily net assets (after waivers and reimbursements) for the current fiscal year. The information shows you how performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the performance to that of the Lipper Health/Biotechnology Funds Index and the S&P 500® Index, recognized unmanaged indices of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If certain expenses had not been waived or reimbursed during these periods, returns would have been lower.

The performance of the Investor A Shares of the fund prior to January 31, 2005 is based on the performance of the A Shares of the SSR Fund.

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As of 12/31  Investor A Shares

ANNUAL TOTAL RETURNS*

Health Sciences Opportunities

As of 12/31/05

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	3 Years	5 Years	Since Inception	Inception Date[1]
Health Sciences Opportunities; Inv A
Return Before Taxes	10.10%	28.09%	10.92%	18.32%	12/21/99
Return After Taxes on Distributions	9.44%	26.94%	10.29%	17.20%
Return After Taxes on Distributions and Sale of Shares	6.88%	24.07%	9.22%	15.62%
Lipper Health/Biotechnology (Reflects no deduction for fees, expenses or taxes)	11.48%	17.59%	1.44%	8.59%	N/A
S&P 500® (Reflects no deduction for fees, expenses or taxes)	15.79%	10.44%	6.19%	1.48%	N/A

  *  The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC.

  1  Inception date of the SSR Fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold R Shares of the fund.

Shareholder Fees

(Fees paid directly from your investment)

Redemption Fee* (as a percentage of amount redeemed)	2.0%

The fund's year to date total return as of 6/30/06 was -0.33%.

These returns assume payment of applicable sales charges.

67

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund's distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		.75%
Distribution (12b-1) fees		.25%
Other expenses[1]		.51%
Service fees	.25%
Other	.26%
Total annual fund operating expenses[2]		1.51%

  *  Fee applies only to shares that are redeemed or exchanged within 30 days of purchase.

  1  The R class is newly created and, accordingly, "Other expenses" are based on estimated amounts for the current fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit R class expenses to 1.81% of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
R Shares	$154	$477

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

Fund Management

The fund management team is led by Thomas P. Callan, CFA, Managing Director at BlackRock, and Erin Xie, PhD, a Managing Director at BlackRock.

Mr. Callan, senior portfolio manager, is the head of the BlackRock Global Opportunities Team and is a manager and strategist for all of the team's portfolios. He has been a manager of the fund since 2005. He is a member of the BlackRock Equity Operating Committee. Prior to joining BlackRock as a member of the global emerging-cap team in 1998, Mr. Callan was with the PNC Asset Management Group, which he joined in 1992.

Ms. Xie joined BlackRock following the merger with State Street Research & Management (SSRM) in 2005. Prior to joining BlackRock, she was a Senior Vice President and a member of the portfolio management team of the State Street Research Health Sciences Fund since 2001 and became a portfolio manager in 2003. Ms. Xie was employed by SSRM beginning in 2001 as an equity analyst covering the healthcare sector. Prior to SSRM, she also served as an associate in pharmaceutical equity research at Sanford Bernstein & Company.

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The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

Financial Highlights

Since R Shares of the fund have no performance history, the financial information in the table below shows the fund's financial performance for the periods indicated for Investor A Shares of the fund. Although Investor A Shares are not offered in this Prospectus, the Investor A Shares would have substantially similar performance as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and performance would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. Investor A Shares of the fund are estimated to have expenses of 1.53% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 1.51% of average daily net assets (after waivers and reimbursements) for the current fiscal year. For periods prior to January 31, 2005, the table shows performance information for the SSR Fund, which reorganized with the fund on that date. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP (for periods through February 28, 2003) and Deloitte & Touche LLP (for periods after February 28, 2003). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2005 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request (see back cover for ordering instructions).

69

FINANCIAL HIGHLIGHTS

(For an Investor A Share Outstanding Throughout Each Period)

Health Sciences Opportunities Portfolio

	INVESTOR A SHARES
	For the Period 10/01/05 to 3/31/06 (unaudited)	For the Period 3/01/05 to 9/30/05	Year Ended 2/28/05	Year Ended 2/29/04[1]	Year Ended 2/28/03[1,2]	Year Ended 2/28/02[1,2]	Year Ended 2/28/01[1,2]
Net asset value at beginning of period	$24.11	$20.24	$20.96	$11.57	$14.43	$14.14	$13.33
Income from investment operations
Net investment loss	(0.04)[3]	(0.09)[3]	(0.17)	(0.12)	(0.12)	(0.13)	(0.06)
Net gain (loss) on investments (both realized and unrealized)	2.13	3.97	0.52	10.15	(2.70)	0.47	1.88
Total from investment operations	2.09	3.88	0.35	10.03	(2.82)	0.34	1.82
Less distributions
Distributions from net realized capital gains	(0.62)	(0.01)	(1.07)	(0.64)	(0.04)	(0.05)	(1.01)
Total distributions	(0.62)	(0.01)	(1.07)	(0.64)	(0.04)	(0.05)	(1.01)
Net asset value at end of period	$25.58	$24.11	$20.24	$20.96	$11.57	$14.43	$14.14

Total return[4]	8.81%[5,6]	19.17%[5]	1.52%	87.13%	(19.63)%	2.41%	14.31%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$362,291	$186,545	$76,550	$54,638	$9,250	$13,069	$6,863
Ratios of expenses to average net assets
Net expenses	1.34%[7]	1.55%[7]	1.58%	1.55%	1.55%	1.55%	1.54%
Total expenses	1.45%[7]	1.69%[7]	1.73%	2.11%	3.04%	3.41%	8.44%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	(0.31)%[7]	(0.68)%[7]	(0.90)%	(0.71)%	(0.99)%	(0.88)%	(0.48)%
Before advisory/administration and other fee waivers	(0.42)%[7]	(0.82)%[7]	(1.05)%	(1.27)%	(2.47)%	(2.71)%	(7.35)%
Portfolio turnover rate	71%	77%	173%	106%	157%	75%	139%

1  Per-share figures have been calculated using the average shares method.

2  Audited by other auditors.

3  Calculated using the average shares outstanding method.

4  Neither front-end sales load nor contingent deferred sales load is reflected in total return.

5  Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

6  Not Annualized.

7  Annualized.

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BlackRock

Global Science & Technology Opportunities Portfolio

Investment Goal

The fund seeks long-term capital appreciation.

Primary Investment Strategies

In pursuit of this goal, the fund will invest primarily in equity securities of U.S. and non-U.S. companies in all capitalization ranges selected for their rapid and sustainable growth potential from the development, advancement and use of science and/or technology. The fund normally invests at least 80% of its net assets in equity securities issued by science and technology companies in all market capitalization ranges. The fund may invest up to 25% of its net assets in stocks of issuers in emerging market countries.

The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock. The fund may also invest in Rule 144A securities, which are privately placed securities purchased by qualified institutional buyers. From time to time the fund may invest in shares of companies through initial public offerings (IPOs).

The fund management team will invest in U.S. and non-U.S. companies (including companies located in emerging market countries) that are expected to offer the best opportunities for growth and high investment returns. The fund management team uses a multi-factor screen to identify stocks that have above-average return potential. The factors and the weight assigned to a factor may change depending on market conditions. The most influential factors over time have been revenue and earnings growth, estimate revisions, profitability and relative value.

The management team, in an attempt to reduce portfolio risk, will diversify by investing in at least three countries, one of which may be the U.S. Some of the industries that are likely to be represented in the fund's portfolio holdings include:

■	Application Software

■	IT Consulting & Services

■	Internet Software and Services

■	Networking Equipment

■	Telecom Equipment

■	Computer Hardware

■	Computer Storage & Peripherals

■	Electronic Equipment and Instruments

■	Semiconductor Equipment

■	Semiconductors

IMPORTANT DEFINITIONS

Earnings Growth: The rate of growth in a company's earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth may cause share prices to increase.

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Fundamentals: "Fundamental" information about a company (such as its income statement, balance sheet, earnings and sales history, products and management).

Investment Style: Refers to the guiding principles of a mutual fund's investment choices. The investment style of this fund is global science and technology, referring to the type of securities the managers will choose for this fund.

Market Capitalization: Market capitalization refers to the market value of a company and is calculated by multiplying the number of shares outstanding by the current price per share.

NYSE Arca Tech 100 IndexSM: A price-weighted index comprised of not more than 100 individual stocks listed on the NYSE, AMEX or NASDAQ. The index is modeled to represent a broad spectrum of companies engaged principally in manufacturing products and/or providing services within technology fields.

Technical Analysis: The study and interpretation of securities in order to predict future trends. The technical tools used by the management team include: trending indicators such as moving averages and non-trending indicators such as cash flow and relative strengths.

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■	Aerospace & Defense

■	Electrical Components & Equipment

■	Biotechnology

■	Pharmaceuticals

■	Healthcare Equipment & Supplies

■	Healthcare Distribution & Services

■	Healthcare Facilities

■	Industrial Gases

■	Specialty Chemicals

■	Advanced Materials

■	Integrated Telecom Services

■	Alternative Carriers

■	Wireless Telecommunication Services

The fund generally will sell a stock when, in the management team's opinion, there is a deterioration in the company's fundamentals, a change in macroeconomic outlook, technical deterioration, valuation issues, a need to rebalance the portfolio or a better opportunity elsewhere. The team uses a broad set of quantitative tools to enhance the timing of purchase or sell decisions.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund's primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment goal.

As part of its normal operations, the fund may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities and may buy options on a currency or a basket of currencies, or enter into foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of currency with another party for that other party's obligation to pay or its right to receive another type of currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. The fund may also use derivatives for leverage, in which case

72

their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). The fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in equity securities is that their prices fluctuate. The value of your investment can go up or down depending upon market conditions, which means you could lose money. The value of equity securities may decline due to developments relating to the issuer, industry factors or general market conditions. Equity securities generally have greater price volatility than fixed income securities.

The fund's focus on stocks in the science and technology sectors makes it more susceptible to factors affecting those sectors and more volatile than funds that invest in many different sectors. Therefore, a downturn in the science and/or technology sectors could impact the fund's performance to a greater extent than a fund that invests in many sectors.

In addition, investing in science and technology companies exposes the fund to special risks. For example, rapid advances in science and technology might cause existing products to become obsolete, and the fund's returns could suffer to the extent it holds an affected company's shares. Companies in a number of science and technology industries are also subject to more government regulations and approval processes than many other industries. This fact may affect a company's overall profitability and cause its stock price to be more volatile. Additionally, science and technology companies are dependent upon consumer and business acceptance as new technologies evolve.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The

73

securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund's investment than if the fund held the securities of larger, more established companies.

Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

In addition, political and economic structures in emerging markets countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past and may do so again in the future, as a result of economic and political turmoil in many of these countries.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performances. The investment performance of the fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund's performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In

74

addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

While the management team chooses stocks they believe have above-average earnings growth potential, there is no guarantee that the investments will increase in value or that they won't decline.

The fund's investment in Rule 144A securities could have the effect of increasing the level of illiquidity in the fund during any period that qualified institutional buyers become uninterested in purchasing these types of securities.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective.

Forward foreign currency exchange contracts do not eliminate movements in the value of non-U.S. currencies and securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund

75

to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

The fund may, from time to time, invest more than 25% of its assets in securities whose issuers are located in a single country. These investments would make the fund more dependent upon the political and economic circumstances of that country than a mutual fund that owns stocks of companies in many countries.

The expenses of the fund can be expected to be higher than those of other funds investing primarily in domestic securities because the costs attributable to investing abroad are usually higher.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

Since R Shares of the fund have no performance history, the chart and table below give you a picture of the fund's long-term performance for Investor A Shares. Although the chart and table show returns for the Investor A Shares which are not offered in this Prospectus, the Investor A Shares would have substantially similar annual returns as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of 1.75% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 2.27% of average daily net assets (after waivers and reimbursements) for the current fiscal year. The information shows

76

you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the NYSE Arca Tech 100 IndexSM, a recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31  Investor A Shares

ANNUAL TOTAL RETURNS*

Global Science & Technology Opportunities

As of 12/31/05

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	3 Years	5 Years	Since Inception	Inception Date[1]
Global Science & Technology
Opportunities; Inv A
Return Before Taxes	4.79%	19.23%	-7.57%	-7.65%	05/15/00
Return After Taxes on Distributions	4.79%	19.23%	-7.57%	-7.65%
Return After Taxes on Distributions and Sale of Shares	3.12%	16.73%	-6.27%	-6.30%
NYSE Arca Tech 100 IndexSM**	7.80%	22.63%	0.84%	-3.21%	N/A

  1  Inception date of the fund's oldest class(es).

  *  The chart and the table both assume reinvestment of dividends and distributions.
Source: BlackRock Advisors, LLC.

  **  Inception date for benchmark performance is April 30, 2000.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The fund's year to date total return as of 6/30/06 was -0.74%.

These returns assume payment of applicable sales charges.

77

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund's distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold R Shares of the fund.

Shareholder Fees

(Fees paid directly from your investment)

Redemption Fee* (as a percentage of amount redeemed)	2.0%

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		.90%
Distribution (12b-1) fees		.25%
Other expenses[1]		1.12%
Service fees	.25%
Other	.87%
Total annual fund operating expenses[2]		2.27%

  *  Fee applies only to shares that are redeemed or exchanged within 30 days of purchase.

  1  The R class is newly created and, accordingly, "Other expenses" are based on estimated amounts for the current fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit R class expenses to 2.57% of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
R Shares	$230	$709

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

Fund Management

The fund management team is led by Thomas P. Callan, CFA, Managing Director at BlackRock, Erin Xie, PhD, a Managing Director at BlackRock, and Jean M. Rosenbaum, CFA, Managing Director at BlackRock.

Mr. Callan, senior portfolio manager, is the head of the BlackRock Global Opportunities Team and is a manager and strategist for all of the team's portfolios. He has been a manager of the fund since its inception. He is a member of the BlackRock Equity Operating Committee. Prior to joining BlackRock as a member of the global

78

emerging-cap team in 1998, Mr. Callan was with the PNC Asset Management Group, which he joined in 1992.

Ms. Xie joined BlackRock following the merger with State Street Research & Management (SSRM) in 2005. Prior to joining BlackRock, she was a Senior Vice President and member of the portfolio management team of the State Street Research Health Sciences Fund since 2001 and became a portfolio manager in 2003. Ms. Xie was employed by SSRM beginning in 2001 as an equity analyst covering the healthcare sector. Prior to SSRM, she also served as an associate in pharmaceutical equity research at Sanford Bernstein & Company.

Ms. Rosenbaum is a member of the BlackRock Global Opportunities Team. She is a portfolio manager for the U.S. opportunities portfolios and a strategist for all of the team's products. Prior to joining BlackRock in 1998, Ms. Rosenbaum was a health care analyst with the PNC Asset Management Group.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

Financial Highlights

Since R Shares of the fund have no performance history, the financial information in the table below shows the fund's financial performance for the periods indicated for Investor A Shares of the fund. Although Investor A Shares are not offered in this Prospectus, the Investor A Shares would have substantially similar performance as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and performance would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of 1.75% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 2.27% of average daily net assets (after waivers and reimbursements) for the current fiscal year. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund's

79

independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2005 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Investor A Share Outstanding Throughout Each Period)

Global Science & Technology Opportunities Portfolio

	INVESTOR A SHARES
	For the Period 10/01/05 to 3/31/06 (unaudited)	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]	Year Ended 9/30/01[1]
Net asset value at beginning of period	$6.45	$5.31	$5.38	$3.55	$4.38	$12.47
Income from investment operations
Net investment loss	(0.04)[2]	(0.07)[2]	(0.09)[2]	(0.07)	(0.09)	(0.03)
Net gain (loss) on investments (both realized and unrealized)	0.93	1.21	0.02	1.90	(0.74)	(8.06)
Total from investment operations	0.89	1.14	(0.07)	1.83	(0.83)	(8.09)
Redemption fees added to paid in capital	.01	– –	– –	– –	– –	– –
Net asset value at end of period	$7.35	$6.45	$5.31	$5.38	$3.55	$4.38

Total return[3]	13.95%[4,5]	21.47%[6]	(1.30)%[6]	51.55%	(18.95)%	(64.88)%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$13,891	$9,688	$9,929	$11,406	$9,104	$14,551
Ratios of expenses to average net assets
Net expenses	1.76%[7]	1.84%	1.89%	1.83%	1.67%	1.67%
Total expenses	2.13%[7]	2.35%	2.14%	2.10%	1.79%	1.91%
Ratios of net investment loss to average net assets
After advisory/administration and other fee waivers	(1.03)%[7]	(1.16)%	(1.56)%	(1.53)%	(1.47)%	(0.36)%
Before advisory/administration and other fee waivers	(1.40)%[7]	(1.67)%	(1.81)%	(1.81)%	(1.59)%	(0.60)%
Portfolio turnover rate	68%	113%	115%	226%	587%	748%

1  Audited by other auditors.

2  Calculated using the average shares outstanding method.

3  Neither front-end sales load nor contingent deferred sales load is reflected in total return.

4  Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return, for redemption fees received during the period, is 15 basis points.

5  Not Annualized.

6  Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

7  Annualized.

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BlackRock

Global Resources Portfolio

The fund is closed to new investors. Existing shareholders may make additional investments in current accounts. In addition, new accounts may be opened by (i) any investor if the taxpayer identification number for the new account will be the same as that for a current account and (ii) 401(k), 403(b), 457 and other similar group retirement plan programs or certain discretionary wrap fee programs that have current accounts.

Investment Goal

The fund seeks to provide long-term growth of capital.

Primary Investment Strategies

Under normal market conditions, the fund invests at least 80% of its total assets in securities of global energy and natural resources companies and companies in associated businesses, as well as utilities (such as gas, water, cable, electrical and telecommunications utilities). The natural resources sector can include companies that own, produce, refine, process, transport and market natural resources, and companies that provide related services. The sector includes, but is not limited to, industries such as integrated oil, oil and gas exploration and production, gold and other precious metals, steel and iron ore production, energy services and technology, metal production, forest products, paper products, chemicals, building materials, coal, alternative energy sources and environmental services. The fund will concentrate its investments (i.e., invest more than 25% of its assets) in energy or natural resources companies. The fund may invest without limit in companies located anywhere in the world and will generally invest in at least three countries and in companies tied economically to a number of countries. It expects to invest primarily in developed markets, but may also invest in emerging markets.

In selecting investments, the fund looks for companies and industries that appear to have the potential for above-average long-term performance based on projections of supply and demand of a resource and the state of the market. These may include companies that are expected to show above-average growth over the long term as well as those that appear to be trading below their true worth. While the fund tends to emphasize smaller companies, from time to time it may emphasize companies of other sizes. The fund's investments may include common and preferred stock, securities convertible into common and preferred stock, warrants and depositary receipts.

IMPORTANT DEFINITIONS

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Fundamentals: "Fundamental" information about a company (such as its income statement, balance sheet, earnings and sales history, products and management).

Investment Style: Refers to the guiding principles of a mutual fund's investment choices. The investment style of this fund is global resources, referring to the type of securities the managers will choose for this fund.

Lipper Natural Resources Funds Index: An equally weighted index of typically the 30 largest mutual funds within its respective investment objective.

S&P 500® Index: The Standard & Poor's Composite Stock Price Index, an unmanaged index of 500 stocks, most of which are listed on the New York Stock Exchange. The index focuses on the large-cap segment of the market with over 80% coverage of U.S. equities.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

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The fund reserves the right to invest up to 20% of total assets in other U.S. and foreign investments. These may include stocks of companies not associated with energy or natural resources. These may also include debt securities, although the fund may not invest more than 10% of total assets in junk bonds (bonds that are below Standard & Poor's BBB or Moody's Baa rating categories, or their unrated equivalents). Split rated bonds will be considered to have the higher credit rating.

The fund generally will sell a stock when, in the management team's opinion, the stock reaches its price target, there is a deterioration in the company's fundamentals, a change in macroeconomic outlook, technical deterioration, valuation issues, a need to rebalance the portfolio or a better opportunity elsewhere.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund's primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment goal.

As part of its normal operation, the fund may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities and may buy options on a currency or a basket of currencies (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument at a specific price on or before a specific date. A future is an agreement to buy or sell an instrument at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns. The fund may also buy and sell currencies and use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future) to hedge against movements in the value of non-U.S. currencies or to enhance returns.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

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Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in equity securities is that their prices fluctuate. The value of your investment can go up or down depending upon market conditions, which means you could lose money. The value of equity securities may decline due to developments relating to the issuer, industry factors or general market conditions. Equity securities generally have greater price volatility than fixed income securities.

The fund's strategy of concentrating in energy and natural resources companies means that its performance will be closely tied to the performance of a particular market segment. Because the fund is concentrated in these companies, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

Stocks of energy and natural resources companies are especially affected by variations in the commodities markets (that may be due to market events, regulatory developments or other factors that the fund cannot control) and these companies may lack the resources and the broad business lines to weather hard times. Energy companies can be significantly affected by the supply of and demand for specific products and services, the supply of and demand for oil and gas, the price of oil and gas, exploration and production spending, government regulation, world events and economic conditions. Natural resources companies can be significantly affected by events relating to international political developments, energy conservation, the success of exploration projects, commodity prices, and tax and government regulations.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in

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greater price movements and less ability to sell the fund's investment than if the fund held the securities of larger, more established companies.

Any securities that are thinly traded or whose resale is restricted can be difficult to sell at the desired time and price. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper the fund's ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element. Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities. Where registration is required for restricted or illiquid securities, a considerable time period may elapse between the time the fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the fund might obtain less favorable pricing terms than when it decided to sell the security.

Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

Political and economic structures in emerging markets countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past and may do so

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again in the future, as a result of economic and political turmoil in many of these countries.

In addition, many U.S. companies in which the fund may invest generate significant revenues and earnings from abroad. As a result, these companies and the prices of their securities may be affected by weaknesses in global and regional economies and the relative value of foreign currencies to the U.S. dollar. These factors, taken as a whole, could adversely affect the price of fund shares.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The value of any bonds held by the fund is likely to decline when interest rates rise; this risk is greater for bonds with longer maturities. It is also possible that a bond issuer could default on principal or interest payments, causing a loss for the fund. The fund may invest in non-investment grade or "high yield" securities commonly known to investors as "junk bonds." Non-investment grade securities carry greater risks than investment grade securities, which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time.

The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market values may change from time to time, positively or negatively, to reflect new developments regarding the issuer. Companies that issue high yield securities are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bondholder. During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also impact the market for lower-rated securities and the fund. Also, the market for high yield securities is not as liquid as the market for higher rated securities. This means that it may be harder to buy and sell high yield securities, especially on short notice, and high yield securities may be more difficult for the fund to value accurately than higher rated securities. The market for high yield securities could also be impacted by legal or tax changes.

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The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective.

Forward foreign currency exchange contracts do not eliminate movements in the value of non-U.S. currencies and securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

The expenses of the fund can be expected to be higher than those of other funds investing primarily in domestic securities because the costs attributable to investing abroad are usually higher.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

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The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund's.

Risk / Return Information

On January 31, 2005, the fund reorganized with the State Street Research Global Resources Fund (the SSR Fund). The SSR Fund transferred substantially all of its assets and liabilities to the fund in exchange for shares of the fund, which were then distributed to SSR Fund shareholders. For periods prior to January 31, 2005, the chart and table below show performance information for the SSR Fund, which had similar investment goals and strategies as the fund. Since R Shares of the fund have no performance history, the chart and table give you a picture of long-term performance for Investor A Shares. Although the chart and table show returns for the Investor A Shares which are not offered in this Prospectus, the Investor A Shares would have substantially similar annual returns as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of 1.33% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 1.58% of average daily net assets (after waivers and reimbursements) for the current fiscal year. The information shows you how performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the performance to that of the Lipper Natural Resources Funds Index and the S&P 500® Index, recognized unmanaged indices of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If certain expenses had not been waived or reimbursed during these periods, returns would have been lower.

The performance of the Investor A Shares of the fund prior to January 31, 2005 is based on the performance of the A Shares of the SSR Fund.

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The fund's year to date total return as of 6/30/06 was 14.53%.

These returns assume payment of applicable sales charges.

As of 12/31  Investor A Shares

ANNUAL TOTAL RETURNS*

Global Resources

As of 12/31/05

AVERAGE ANNUAL TOTAL RETURNS*

	I Year	3 Years	5 Years	10 Years	Inception Date[1]
Global Resources; Inv A
Return Before Taxes	47.78%	51.76%	28.94%	21.51%	03/02/90
Return After Taxes on Distributions	44.07%	49.81%	27.95%	20.35%
Return After Taxes on Distributions and Sale of Shares	33.60%	45.34%	25.62%	19.05%
Lipper Natural Resources (Reflects no deduction for fees, expenses or taxes)	46.41%	35.72%	15.18%	14.80%	N/A
S&P 500® (Reflects no deduction for fees, expenses or taxes)	4.91%	14.39%	0.55%	9.08%	N/A

  *  The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC.

  1  Inception date of the SSR Fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold R Shares of the fund.

Shareholder Fees

(Fees paid directly from your investment)

Redemption Fee* (as a percentage of amount redeemed)	2.0%

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Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		.74%
Distribution (12b-1) fees		.25%
Other expenses[1]		.59%
Service fees	.25%
Other	.34%
Total annual fund operating expenses[2]		1.58%

  *  Fee applies only to shares that are redeemed or exchanged within 30 days of purchase.

  1  The R class is newly created and, accordingly, "Other expenses" are based on estimated amounts for the current fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit R class expenses to 1.88% of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
R Shares	$161	$499

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

Fund Management

The fund management team is led by Daniel J. Rice III, Managing Director at BlackRock, and Denis J. Walsh III, CFA, Managing Director at BlackRock.

Mr. Rice and Mr. Walsh joined BlackRock following the merger with State Street Research & Management (SSRM) in 2005. Prior to joining BlackRock, Mr. Rice had been a Senior Vice President and a portfolio manager of the State Street Research Global Resources Fund since its inception in March 1990. He was employed by SSRM beginning in 1984.

Prior to joining BlackRock, Mr. Walsh was a Managing Director and was an energy analyst for the State Street Research Global Resources Fund beginning in 1999. He was also a member of the portfolio management team for the Large Cap Analyst Fund and has worked as an investment professional in equity research since 1979.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund's distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

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Financial Highlights

Since R Shares of the fund have no performance history, the financial information in the table below shows the fund's financial performance for the periods indicated for Investor A Shares of the fund. Although Investor A Shares are not offered in this Prospectus, the Investor A Shares would have substantially similar performance as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and performance would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of 1.33% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 1.58% of average daily net assets (after waivers and reimbursements) for the current fiscal year. For periods prior to January 31, 2005, the table shows performance information for the SSR Fund, which reorganized with the fund on that date. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP (for periods through June 30, 2002) and Deloitte & Touche LLP (for periods after June 30, 2002). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2005 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request (see back cover for ordering instructions).

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FINANCIAL HIGHLIGHTS

(For an Investor A Share Outstanding Throughout Each Period)

Global Resources Portfolio

	INVESTOR A SHARES
	For the Period 10/01/05 to 3/31/06 (unaudited)	For the Period 3/01/05 to 9/30/05	For the Period 7/01/04 to 2/28/05	Year Ended 6/30/04[1]	Year Ended 6/30/03[1]	Year Ended 6/30/02[1,2]	Year Ended 6/30/01[1,2]
Net asset value at beginning of period	$76.01	$56.23	$39.58	$25.81	$22.74	$21.50	$16.79
Income from investment operations
Net investment income (loss)	0.31 [3]	0.03 [3]	(0.15)	0.21	(0.10)	(0.15)	(0.22)
Net gain (loss) on investments (both realized and unrealized)	5.75	19.75	18.69	14.15	3.17	1.39	4.93
Total from investment operations	6.06	19.78	18.54	14.36	3.07	1.24	4.71
Less distributions
Distributions from net investment income	(0.48)	– –	(0.34)	(0.59)	– –	– –	– –
Distribution from capital	(8.60)	– –	(1.55)	– –	– –	– –	– –
Total distributions	(9.08)	– –	(1.89)	(0.59)	– –	– –	– –
Redemption fees added to paid in capital	.01	– –	– –	– –	– –	– –	– –
Net asset value at end of period	$73.00	$76.01	$56.23	$39.58	$25.81	$22.74	$21.50
Total return[4]	8.88%[5,6]	35.18%[7]	47.69%	56.06%	13.50%	5.77%	28.05%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$863,756	$877,120	$676,234	$406,209	$103,987	$89,883	$81,880
Ratios of expenses to average net assets
Net expenses	1.32%[8]	1.34%[8]	1.36%[8]	1.34%	1.60%	1.73%	1.61%
Total expenses	1.44%[8]	1.52%[8]	1.38%[8]	1.34%	1.61%	1.74%	1.63%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	0.88%[8]	0.10%[8]	(0.52)%[8]	0.64%	(0.47)%	(0.73)%	(1.11)%
Before advisory/administration and other fee waivers	0.76%[8]	(0.08)%[8]	(0.54)%[8]	0.64%	(0.47)%	(0.73)%	(1.11)%
Portfolio turnover rate	18%	9%	22%	27%	33%	38%	38%

1  Per-share figures have been calculated using the average shares method.

2  Audited by other auditors.

3  Calculated using the average shares outstanding method.

4  Neither front-end sales load nor contingent deferred sales load is reflected in total return.

5  Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return, for redemption fees received during the period, is 3 basis points.

6  Not Annualized.

7  Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

8  Annualized.

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BlackRock

All-Cap Global Resources Portfolio

IMPORTANT DEFINITIONS

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Fundamentals: "Fundamental" information about a company (such as its income statement, balance sheet, earnings and sales history, products and management).

Investment Style: Refers to the guiding principles of a mutual fund's investment choices. The investment style of this fund is global resources, referring to the type of securities the managers will choose for this fund.

Lipper Natural Resources Funds Index: An equally weighted index of typically the 30 largest mutual funds within its respective investment objective.

S&P 500® Index: The Standard & Poor's Composite Stock Price Index, an unmanaged index of 500 stocks, most of which are listed on the New York Stock Exchange. The index focuses on the large-cap segment of the market with over 80% coverage of U.S. equities.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Investment Goal

The fund seeks to provide long-term growth of capital.

Primary Investment Strategies

Under normal market conditions, the fund invests at least 80% of its total assets in securities of global energy and natural resources companies and companies in associated businesses, as well as utilities (such as gas, water, cable, electrical and telecommunications utilities). The natural resources sector can include companies that own, produce, refine, process, transport and market natural resources, and companies that provide related services. The sector includes, but is not limited to, industries such as integrated oil, oil and gas exploration and production, gold and other precious metals, steel and iron ore production, energy services and technology, metal production, forest products, paper products, chemicals, building materials, coal, alternative energy sources and environmental services. The fund will concentrate its investments (i.e., invest more than 25% of its assets) in energy or natural resources companies. The fund may invest without limit in companies located anywhere in the world and will generally invest in at least three countries and in companies tied economically to a number of countries. It expects to invest primarily in developed markets, but may also invest in emerging markets.

In selecting investments, the fund looks for companies and industries that appear to have the potential for above-average long-term performance based on projections of supply and demand of a resource and the state of the market. These may include companies that are expected to show above-average growth over the long term as well as those that appear to be trading below their true worth. The fund does not limit its investments to companies of any particular size, and may invest in securities of companies with small to large capitalizations. The fund's investments may include common and preferred stock, securities convertible into common and preferred stock, warrants and depositary receipts.

The fund reserves the right to invest up to 20% of total assets in other U.S. and foreign investments. These may include stocks of companies not associated with energy or natural resources. These may also include debt securities, although the fund may not invest more than 10% of total assets in junk bonds (bonds that are below Standard & Poor's BBB or Moody's Baa rating categories,

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or their unrated equivalents). Split rated bonds will be considered to have the higher credit rating.

The fund generally will sell a stock when, in the management team's opinion, the stock reaches its price target, there is a deterioration in the company's fundamentals, a change in macroeconomic outlook, technical deterioration, valuation issues, a need to rebalance the portfolio or a better opportunity elsewhere.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund's primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment goal.

As part of its normal operations, the fund may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities and may buy options on a currency or a basket of currencies (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument at a specific price on or before a specific date. A future is an agreement to buy or sell an instrument at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns. The fund may also buy and sell currencies and use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future) to hedge against movements in the value of non-U.S. currencies or to enhance returns.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

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Key Risks

The main risk of any investment in equity securities is that their prices fluctuate. The value of your investment can go up or down depending upon market conditions, which means you could lose money. The value of equity securities may decline due to developments relating to the issuer, industry factors or general market conditions. Equity securities generally have greater price volatility than fixed income securities.

The fund's strategy of concentrating in energy and natural resources companies means that its performance will be closely tied to the performance of a particular market segment. Because the fund is concentrated in these companies, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

Stocks of energy and natural resources companies are especially affected by variations in the commodities markets (that may be due to market events, regulatory developments or other factors that the fund cannot control) and these companies may lack the resources and the broad business lines to weather hard times. Energy companies can be significantly affected by the supply of and demand for specific products and services, the supply of and demand for oil and gas, the price of oil and gas, exploration and production spending, government regulation, world events and economic conditions. Natural resources companies can be significantly affected by events relating to international political developments, energy conservation, the success of exploration projects, commodity prices, and tax and government regulations.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund's investment than if the fund held the securities of larger, more established companies.

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Any securities that are thinly traded or whose resale is restricted can be difficult to sell at the desired time and price. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets.

Owning a large percentage of restricted or illiquid securities could hamper the fund's ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element. Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities. Where registration is required for restricted or illiquid securities, a considerable time period may elapse between the time the fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the fund might obtain less favorable pricing terms than when it decided to sell the security.

Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

Political and economic structures in emerging markets countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past and may do so again in the future, as a result of economic and political turmoil in many of these countries.

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In addition, many U.S. companies in which the fund may invest generate significant revenues and earnings from abroad. As a result, these companies and the prices of their securities may be affected by weaknesses in global and regional economies and the relative value of foreign currencies to the U.S. dollar. These factors, taken as a whole, could adversely affect the price of fund shares.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The value of any bonds held by the fund is likely to decline when interest rates rise; this risk is greater for bonds with longer maturities. It is also possible that a bond issuer could default on principal or interest payments, causing a loss for the fund. The fund may invest in non-investment grade or "high yield" securities commonly known to investors as "junk bonds." Non-investment grade securities carry greater risks than investment grade securities, which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time.

The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market values may change from time to time, positively or negatively, to reflect new developments regarding the issuer. Companies that issue high yield securities are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bondholder. During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also impact the market for lower-rated securities and the fund. Also, the market for high yield securities is not as liquid as the market for higher rated securities. This means that it may be harder to buy and sell high yield securities, especially on short notice, and high yield securities may be more difficult for the fund to value accurately than higher rated securities. The market for high yield securities could also be impacted by legal or tax changes.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price

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within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective.

Forward foreign currency exchange contracts do not eliminate movements in the value of non-U.S. currencies and securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

The expenses of the fund can be expected to be higher than those of other funds investing primarily in domestic securities because the costs attributable to investing abroad are usually higher.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities

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IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund's distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund's.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold R Shares of the fund.

Shareholder Fees

(Fees paid directly from your investment)

Redemption Fee* (as a percentage of amount redeemed)	2.0%

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		.75%
Distribution (12b-1) fees		.25%
Other expenses[1]		.48%
Service fees	.25%
Other	.23%
Total annual fund operating expenses[2]		1.48%

  *  Fee applies only to shares that are redeemed or exchanged within 30 days of purchase.

  1  The R class is newly created and, accordingly, "Other expenses" are based on estimated amounts for the current fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit R class expenses to 1.78% of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
R Shares	$151	$468

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

Fund Management

The fund management team is led by Denis J. Walsh III, CFA, Managing Director at BlackRock, and Daniel J. Rice III, Managing Director at BlackRock.

Mr. Rice and Mr. Walsh joined BlackRock following the merger with State Street Research & Management (SSRM) in 2005. Prior to joining BlackRock, Mr. Rice had been a Senior Vice President and a portfolio manager of the State Street Research Global

98

Resources Fund since its inception in March 1990. He was employed by SSRM beginning in 1984.

Prior to joining BlackRock, Mr. Walsh was a Managing Director and was an energy analyst for the State Street Research Global Resources Fund beginning in 1999. He was also a member of the portfolio management team for the SSR Large Cap Analyst Fund and has worked as an investment professional in equity research since 1979.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

Financial Highlights

Since R Shares of the fund have no performance history, the financial information in the table below shows the fund's financial performance for the periods indicated for Investor A Shares of the fund. Although Investor A Shares are not offered in this Prospectus, the Investor A Shares would have substantially similar performance as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and performance would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of 1.34% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 1.48% of average daily net assets (after waivers and reimbursements) for the current fiscal year. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, the fund's independent registered public accountant for the periods shown below. Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2005 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request (see back cover for ordering instructions).

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FINANCIAL HIGHLIGHTS

(For an Investor A Shares Outstanding Throughout the Period)

	INVESTOR A SHARES
	For the Period 10/01/05 to 3/31/06 (unaudited)	For the Period 2/16/05 to 9/30/05[1]
Net asset value at beginning of period	$13.50	$10.00
Income from investment operations
Net investment loss	(0.02)[2]	– – [2]
Net gain on investments, foreign currency and options (both realized and unrealized)	1.22	3.50
Total from investment operations	1.20	3.50
Net asset value at the end of period	$14.70	$13.50
Total return[3]	8.89%[4,5]	35.00%[4]
Ratios/Supplemental data
Net assets at end of period (in thousands)	$190,012	$87,949
Ratios of expenses to average net assets
Net expenses	1.31%[6]	1.34%[6]
Total expenses	1.45%[6]	1.87%[6]
Ratios of net investment income (loss) to average net assets
After advisory/administration and other fee waivers	(0.33)%[6]	0.01%[6]
Before advisory/administration and other fee waivers	(0.47)%[6]	(0.52)%[6]
Portfolio turnover rate	17%	12%

1  Commencement of operation of share class.

2  Calculated using the average shares outstanding method.

3  Neither front-end sales load nor contingent deferred sales load is reflected in total return.

4  Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return, for redemption fees received during the period, is 10 basis points.

5  Not Annualized.

6  Annualized.

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BlackRock

U.S. Opportunities Portfolio

Investment Goal

The fund seeks long-term capital appreciation.

Primary Investment Strategies

In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by U.S. emerging capitalization companies with relatively attractive earnings growth potential and valuation. Although a universal definition of emerging capitalization companies does not exist, the fund generally defines these companies as those with market capitalizations equal to those within the universe of S&P/Citigroup Extended Market Index U.S. stocks (between approximately $36 million and $19.7 billion as of December 29, 2006). In the future, the fund may define emerging capitalization companies using a different index or classification system. The fund primarily buys common stock but can also invest in preferred stock and securities convertible into common and preferred stock. From time to time the fund may invest in shares of companies through initial public offerings (IPOs).

The fund management team uses a multi-factor screen to identify stocks that have above-average return potential. The factors and the weight assigned to a factor may change depending on market conditions. The most influential factors over time have been relative value and earnings estimate revisions.

The fund generally will sell a stock when, in the management team's opinion, it reaches its price target, there is a deterioration in the company's fundamentals, a change in macroeconomic outlook, technical deterioration, a need to rebalance the portfolio or a better opportunity elsewhere. The team uses a broad set of quantitative tools to enhance the timing of purchase or sell decisions.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund's primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment goal.

IMPORTANT DEFINITIONS

Earnings Growth: The rate of growth in a company's earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth may cause share prices to increase.

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Fundamentals: "Fundamental" information about a company (such as its income statement, balance sheet, earnings and sales history, products and management).

S&P/Citigroup Extended Market Index U.S.: An unmanaged index comprised of smaller-capitalization U.S. stocks representing the bottom 20% of available market capital, with a minimum market capitalization of at least $100 million.

Technical Analysis: The study and interpretation of securities in order to predict future trends. The technical tools used by the management team include: trending indicators such as moving averages and non-trending indicators such as cash flow and relative strength

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As part of its normal operations, the fund may also hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

The management team may, when consistent with the fund's investment goal, buy and sell options or futures on a security or an index of securities (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in equity securities is that their prices fluctuate. The value of your investment can go up or down depending upon market conditions, which means you could lose money. The value of equity securities may decline due to developments relating to the issuer, industry factors or general market conditions. Equity securities generally have greater price volatility than fixed income securities.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund's investment than if the fund held the securities of larger, more established companies.

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Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performances. The investment performance of the fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund's performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

While the management team chooses stocks it believes to have above-average earnings growth potential, there is no guarantee that the investments will increase in value or that they won't decline.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While

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hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

Since R Shares of the fund have no performance history, the chart and table below give you a picture of the fund's long-term performance for Investor A Shares. Although the chart and table show returns for the Investor A Shares which are not offered in this Prospectus, the Investor A Shares would have substantially similar annual returns as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of 1.60% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 2.02% of average daily net assets (after waivers and reimbursements) for the current fiscal year. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the S&P/Citigroup Extended Market Index U.S., a recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

In December 2002 the fund changed its primary investment strategies and, therefore, the fund's performance prior to that date does not reflect the fund's current investment style.

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As of 12/31  Investor A Shares

ANNUAL TOTAL RETURNS*

U.S. Opportunities

As of 12/31/05

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	3 Years	5 Years	Since Inception	Inception Date[1]
U.S. Opportunities; Inv A
Return Before Taxes	7.60%	23.11%	-0.50%	18.71%	05/01/98
Return After Taxes on Distributions	7.60%	23.11%	-0.61%	16.31%
Return After Taxes on Distributions and Sale of Shares	4.94%	20.19%	-0.50%	15.32%
S&P/Citigroup EMI U.S. (Reflects no deduction for fees, expenses or taxes)	15.07%	14.53%	12.53%	8.82%	N/A

  *  The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC.

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

One factor impacting the fund's total return to date was its investment in IPOs and companies that had recently gone public. There is no assurance that the fund's investments in IPOs or newly-public companies will have the same impact on performance in the future as they did in the past.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold R Shares of the fund.

The fund's year to date total return as of 6/30/06 was 10.91%.

These returns assume payment of applicable sales charges.

105

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund's distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Other Expenses: Include fees paid by the fund for other expenses such as administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

Shareholder Fees

(Fees paid directly from your investment)

Redemption Fee* (as a percentage of amount redeemed)	2.0%

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		1.10%
Distribution (12b-1) fees		.25%
Other expenses[1]		.67%
Service fees	.25%
Other	.42%
Total annual fund operating expenses[2]		2.02%

  *  Fee applies only to shares that are redeemed or exchanged within 30 days of purchase.

  1  The R class is newly created and, accordingly, "Other expenses" are based on estimated amounts for the current fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit R class expenses to 2.32% of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
R Shares	$205	$634

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

Fund Management

The fund management team is led by Thomas P. Callan, CFA, Managing Director at BlackRock, and Jean M. Rosenbaum, CFA, Managing Director at BlackRock.

Mr. Callan, senior portfolio manager, is the head of the BlackRock Global Opportunities Team and is a manager and strategist for all of the team's portfolios. He is a member of the BlackRock Equity Operating Committee. Prior to joining BlackRock as a member of the global emerging-cap team in 1998, Mr. Callan was with the PNC Asset Management Group, which he joined in 1992.

Ms. Rosenbaum is a member of the BlackRock Global Opportunities Team. She is a portfolio manager for the U.S. opportunities portfolios and a strategist for all of the team's products. Prior to joining BlackRock in 1998, Ms. Rosenbaum was a health care analyst with the PNC Asset Management Group.

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Ms. Rosenbaum and Mr. Callan have been managers of the fund since September 2002.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

Financial Highlights

Since R Shares of the fund have no performance history, the financial information in the table below shows the fund's financial performance for the periods indicated for Investor A Shares of the fund. Although Investor A Shares are not offered in this Prospectus, the Investor A Shares would have substantially similar performance as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and performance would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of 1.60% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 2.02% of average daily net assets (after waivers and reimbursements) for the current fiscal year. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2005 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request (see back cover for ordering instructions).

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FINANCIAL HIGHLIGHTS

(For an Investor A Share Outstanding Throughout Each Period)

U.S. Opportunities Portfolio

	INVESTOR A SHARES
	For the Period 10/01/05 to 3/31/06 (unaudited)	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[6]	Year Ended 9/30/02[6]	Year Ended 9/30/01[6]
Net asset value at beginning of period	$24.76	$19.78	$16.17	$12.81	$17.41	$44.93
Income from investment operations
Net investment income (loss)	(0.09)[1]	(0.22)[1]	(0.26)[1]	(0.21)	(0.42)	(0.09)
Net gain (loss) on investments (both realized and unrealized)	4.61	5.20	3.87	3.57	(3.89)	(17.35)
Total from investment operations	4.52	4.98	3.61	3.36	(4.31)	(17.44)
Less distributions
Distributions from net investment income	– –	– –	– –	– –	(0.29)	– –
Distributions from net realized gains	– –	– –	– –	– –	– –	(10.08)
Total distributions	– –	– –	– –	– –	(0.29)	(10.08)
Net asset value at end of period	$29.28	$24.76	$19.78	$16.17	$12.81	$17.41

Total return[2]	18.26%[3,4]	25.18%[3]	22.33%[3]	26.23%	(25.39)%	(46.61)%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$41,917	$31,277	$31,282	$29,258	$28,733	$51,232
Ratios of expenses to average net assets
Net expenses	1.84%[5]	1.97%	2.04%	2.00%	1.92%	1.93%
Total expenses	1.99%[5]	2.08%	2.15%	2.06%	1.97%	1.94%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	(0.66)%[5]	(1.02)%	(1.36)%	(1.34)%	(1.68)%	(0.30)%
Before advisory/administration and other fee waivers	(0.81)%[5]	(1.13)%	(1.46)%	(1.40)%	(1.73)%	(0.32)%
Portfolio turnover rate	58%	94%	106%	248%	361%	402%

1  Calculated using the average shares outstanding method.

2  Neither front-end sales load nor contingent deferred sales load is reflected in total return.

3  Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

4  Not Annualized.

5  Annualized.

6  Audited by other auditors.

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BlackRock

Global Opportunities Portfolio

Investment Goal

The Fund's investment goal is to seek long-term capital appreciation.

Primary Investment Strategies

The fund will invest at least 75% of its total assets in global equity securities of any market capitalization. The fund will invest, under normal market conditions, at least 40% of its total assets in issuers located outside of the U.S. The fund may invest up to 25% of its total assets in stocks of issuers in emerging market countries. The fund may also invest up to 25% of its total assets in global fixed income securities including emerging market debt. Investment in fixed income securities will be made purely on an opportunistic basis. The fund's fixed income investments may include corporate bonds, U.S. government debt securities, non-U.S. government and supranational debt securities, asset-backed securities, mortgage-backed securities, emerging market debt securities and non-investment grade debt securities (high yield or junk bonds). From time to time, the fund may invest in shares of companies through initial public offerings (IPOs). The fund will invest in securities of non-U.S. issuers that can be U.S.-dollar based or non-U.S.-dollar based on a hedged or unhedged basis. The fund may enter into currency transactions on a hedged or unhedged basis in order to seek total return.

With respect to its equity investments, the fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock of any rating.

The fund management team uses a multi-factor screen to identify securities that have above-average return potential. The factors and the weight assigned to a factor may change depending on market conditions. The most influential factors over time have been relative value and earnings estimate revisions.

The fund generally will sell a security when, in the management team's opinion, it reaches its price target, or there is a deterioration in the company's fundamentals, a change in macroeconomic outlook, technical deterioration, a need to rebalance the portfolio or a better opportunity elsewhere. The team uses a broad set of quantitative tools to enhance the timing of purchase or sell decisions.

Non-investment grade bonds acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor's or Ba or lower by Moody's) or will

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and foreign corporations, debt obligations of foreign governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Emerging Market Stocks: Stocks issued by companies located in countries with emerging economies or securities markets. The list of emerging market countries includes, among others: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey and Venezuela.

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

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IMPORTANT DEFINITIONS

Fundamentals: "Fundamental" information about a company (such as its income statement, balance sheet, earnings and sales history, products and management).

High Yield Bonds: Sometimes referred to as "junk bonds," these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the fund manager to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There are a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

S&P/Citigroup Global Broad Market Index: The all-encompassing S&P/Citigroup Global index is known as the Broad Market Index (BMI). The BMI measures the performance of the entire universe of investable securities greater than USD 100 million. The BMI is segmented into two size components: the Primary Market Index (PMI), and the Extended Market Index (EMI). The PMI defines the large-cap universe, representing the top 80% of BMI market capitalization for each listed country. The EMI defines the small-cap universe for each country, representing the remaining 20%.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Technical Analysis: The study and interpretation of securities in order to predict future trends. The technical tools used by the management team include: trending indicators such as moving averages and non-trending indicators such as cash flow and relative strengths.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

be determined by the fixed income investment management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

As part of its normal operations, the fund may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund's primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment goal.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities and may buy options on a currency or a basket of currencies, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). The fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at

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least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in equity securities is that their prices fluctuate. The value of your investment can go up or down depending upon market conditions, which means you could lose money. The values of equity securities may decline due to developments relating to the issuer, factors which affect a particular industry or industries or general market conditions. Equity securities generally have greater price volatility than fixed income securities.

Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subjected to wider price movements than comparable investments in U.S. companies. There is also less regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

Political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past, and may do so again in the future, as a result of economic and political turmoil in many of these countries.

Many U.S. companies in which the fund may invest generate significant revenues and earnings from abroad. As a result, these companies and the prices of their securities may be affected by weaknesses in global and regional economies and the relative value of foreign currencies to the U.S. dollar. These factors, taken as a whole, could adversely affect the price of fund shares.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and

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will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund's investment than if the fund held the securities of larger, more established companies.

Two risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

Non-investment grade securities carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also impact the market for lower-rated securities and the fund.

The market for high yield bonds is not as liquid as the markets for higher rated securities. This means that it may be harder to buy and sell high yield bonds, especially on short notice, and high yield bonds may be more difficult for the fund to value accurately than higher rated securities. The market for high yield bonds could also be impacted by legal or tax changes.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some

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speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

The fund makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. The fund's investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performances. The investment performance of the fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund's performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as

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investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

Because market conditions can vary, this fund's performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding exclusively U.S. securities may outperform this fund.

While the management team chooses stocks it believes to have potential for capital appreciation, there is no guarantee that the investments will increase in value or that they won't decline.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to

114

imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Forward foreign currency exchange contracts do not eliminate movements in the value of non-U.S. currencies and securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

Any securities that are thinly traded or whose resale is restricted can be difficult to sell at the desired time and price. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper the fund's ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element. Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities. Where registration is required for restricted or illiquid securities, a considerable time period may elapse between the time the fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the fund might obtain less favorable pricing terms than when it decided to sell the security.

115

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund's distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

The expenses of the fund can be expected to be higher than those of other funds investing primarily in domestic securities because the costs attributable to investing abroad is usually higher.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold R Shares of the fund.

Shareholder Fees

(Fees paid directly from your investment)

Redemption Fee* (as a percentage of amount redeemed)	2.0%

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		.90%
Distribution (12b-1) fees		.25%
Other expenses[1]		2.14%
Service fees	.25%
Other	1.89%
Total annual fund operating expenses[2]		3.29%

  *  Fee applies only to shares that are redeemed or exchanged within 30 days of purchase.

  1  The R class is newly created and, accordingly, "Other expenses" are based on estimated amounts for the current fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit R class expenses to 3.59% of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption

116

at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
R Shares	$332	$1,013

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

Fund Management

The fund management team is led by Thomas P. Callan, CFA, Managing Director at BlackRock, Michael D. Carey, CFA, a Managing Director at BlackRock, Jean M. Rosenbaum, CFA, a Managing Director at BlackRock, Erin Xie, PhD, a Managing Director at BlackRock, and Andrew Gordon, Managing Director of BlackRock Financial Management, Inc. (BFM) since 1996.

Mr. Callan, senior portfolio manager, is head of BlackRock Global Opportunities Team and is a manager and strategist for all of the team's portfolios. He is a member of the BlackRock Equity Operating Committee. Prior to joining BlackRock as a member of the global emerging-cap team in 1998, Mr. Callan was with the PNC Asset Management Group (PNC), which he joined in 1992.

Mr. Carey is a member of the BlackRock Global Opportunities Team. He is a portfolio manager for international small cap equity portfolios and a strategist for all of the team's products. Prior to joining BlackRock in 1998, Mr. Carey was an investment strategist with PNC. He began his career as a fixed income analyst with PNC in 1992.

Ms. Rosenbaum is a member of the BlackRock Global Opportunities Team. She is a portfolio manager for the U.S. opportunities portfolios and a strategist for all of the team's products. Prior to joining BlackRock in 1998, Ms. Rosenbaum was a health care analyst with PNC.

Ms. Xie is a member of the BlackRock Global Opportunities Team. Prior to joining BlackRock in 2005, she was a Senior Vice President and portfolio manager with State Street Research & Management (SSRM) responsible for managing the State Street Research Health Sciences Fund. Prior to joining SSRM in 2001, Ms. Xie was a research associate with Sanford Bernstein & Company covering the pharmaceutical industry.

Mr. Gordon is the head of the global bond team and a member of the Investment Strategy Group. His primary responsibilities include developing and implementing strategies in the non-dollar and emerging markets sectors of the fixed income markets. Prior to joining BFM in 1996, Mr. Gordon, as principal, was responsible for developing strategies for a small relative value global fixed

117

income hedge fund. Prior to that, he had an eight-year affiliation with CS First Boston, where he pioneered the firm's international fixed income research effort.

Mr. Callan, Mr. Carey, Ms. Rosenbaum, Ms. Xie and Mr. Gordon have been managers of the fund since inception.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

Financial Highlights

Since R Shares of the fund have no performance history, the financial information in the table below shows the fund's financial performance for the periods indicated for Investor A Shares of the fund. Although Investor A Shares are not offered in this Prospectus, the Investor A Shares would have substantially similar performance as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and performance would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of 1.65% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 3.29% of average daily net assets (after waivers and reimbursements) for the current fiscal year. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions.

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FINANCIAL HIGHLIGHTS

(For an Investor A Share Outstanding Throughout Each Period)

Global
Opportunities

INVESTOR A SHARES
For the Period 1/31/06[1] to 3/31/06 (unaudited)
Net asset value at beginning of period	$10.00
Income from investment operations
Net investment income (loss)	0.05 [2]
Net gain (loss) on investments (both realized and unrealized)	0.18
Total from investment operations	0.23
Net asset value at end of period	$10.23
Total return[3]	2.30%[4,5]
Ratios/Supplemental data
Net assets at end of period (in thousands)	$6,843
Ratios of expenses to average net assets
Net expenses	1.65%[6]
Total expenses	3.09%[6]
Ratios of net investment income (loss) to average net assets
After advisory/administration and other fee waivers	0.77%[6]
Before advisory/administration and other fee waivers	(0.67)%[6]
Portfolio turnover rate	28%

1  Commencement of operations of share class.

2  Calculated using the average shares outstanding method.

3  Sales load not reflected in total return.

4  Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. There was no impact to the return.

5  Not Annualized.

6  Annualized.

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BlackRock

International Opportunities Portfolio

IMPORTANT DEFINITIONS

Emerging Market Stocks: Stocks issued by companies located in countries with emerging economies or securities markets. The list of emerging market countries includes, among others: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey and Venezuela.

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Fundamentals: "Fundamental" information about a company (such as its income statement, balance sheet, earnings and sales history, products and management).

S&P/Citigroup Extended Market Index Global Ex-U.S.: An unmanaged index comprised of smaller-capitalization stocks of both developed and emerging market countries. Index stocks represent the bottom 20% of available market capital for each individual country, with a minimum market capitalization of at least the local equivalent of US$100 million.

Technical Analysis: The study and interpretation of securities in order to predict future trends. The technical tools used by the management team include: trending indicators such as moving averages and non-trending indicators such as cash flow and relative strengths.

The fund is closed to new investors. Existing shareholders may make additional investments in current accounts. In addition, new accounts may be opened by (i) any investor if the taxpayer identification number for the new account will be the same as that for a current account and (ii) 401(k), 403(b), 457 and other similar group retirement plan programs or certain discretionary wrap fee programs that have current accounts.

Investment Goal

The fund seeks long-term capital appreciation.

Primary Investment Strategies

In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by international emerging capitalization companies (defined as those with market capitalizations equal to those within the universe of S&P/Citigroup Extended Market Index Global Ex-U.S. stocks). The fund may invest up to 25% of its net assets in stocks of issuers in emerging market countries. The fund primarily buys common stock but can also invest in preferred stock and securities convertible into common and preferred securities. From time to time the fund may invest in shares of companies through initial public offerings (IPOs).

The fund management team uses a multi-factor screen to identify stocks that have above-average return potential. The factors and the weight assigned to a factor may change depending on market conditions. The most influential factors over time have been relative value and earnings estimate revisions.

The fund generally will sell a stock when, in the management team's opinion, there is a deterioration in the company's fundamentals, a change in macroeconomic outlook, technical deterioration, valuation issues, a need to rebalance the portfolio or a better opportunity elsewhere. The team uses a broad set of quantitative tools to enhance the timing of purchase or sell decisions.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund's primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain

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from the market upswing, thus reducing the fund's opportunity to achieve its investment goal.

As part of its normal operations, the fund may also hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities and may buy options on a currency or a basket of currencies (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument at a specific price on or before a specific date. A future is an agreement to buy or sell an instrument at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns. The fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future) to hedge against movements in the value of non-U.S. currencies.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in equity securities is that their prices fluctuate. The value of your investment can go up or down depending upon market conditions, which means you could lose money. The values of equity securities may decline due to developments relating to the issuer, factors which affect a particular industry or industries or general market conditions. Equity securities generally have greater price volatility than fixed income securities.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and

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less ability to sell the fund's investment than if the fund held the securities of larger, more established companies.

Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past, and may do so again in the future, as a result of economic and political turmoil in many of these countries.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performances. The investment performance of the fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund's performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

While the management team chooses stocks they believe have above-average return potential, there is no guarantee that the investments will increase in value or that they won't decline.

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The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective.

Forward foreign currency exchange contracts do not eliminate movements in the value of non-U.S. currencies and securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

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The expenses of the fund can be expected to be higher than those of other funds investing primarily in domestic securities because the costs attributable to investing abroad is usually higher.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

Since R Shares of the fund have no performance history, the chart and table below give you a picture of the fund's long-term performance for Investor A Shares. Although the chart and table show returns for the Investor A Shares which are not offered in this Prospectus, the Investor A Shares would have substantially similar annual returns as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of 1.75% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 1.82% of average daily net assets (after waivers and reimbursements) for the current fiscal year. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the S&P/Citigroup Extended Market Index Global Ex-U.S., a recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

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As of 12/31  Investor A Shares

ANNUAL TOTAL RETURNS*

International Opportunities

As of 12/31/05

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	3 Years	5 Years	Since Inception	Inception Date[1]
International Opportunities; Inv A
Return Before Taxes	25.22%	31.97%	12.83%	19.57%	09/26/97
Return After Taxes on Distributions	24.77%	31.79%	12.74%	18.35%
Return After Taxes on Distributions and Sale of Shares	17.27%	28.20%	11.28%	16.82%
S&P/Citigroup EMI Global Ex-U.S. (Reflects no deduction for fees, expenses or taxes)	30.84%	27.32%	24.39%	11.31%	N/A

  *  The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC.

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

One factor impacting the fund's total return to date was its investment in IPOs and companies that had recently gone public. There is no assurance that the fund's investments in IPOs or newly-public companies will have the same impact on performance in the future as they did in the past.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold R Shares of the fund.

The fund's year to date total return as of 6/30/06 was 10.32%.

These returns assume payment of applicable sales charges.

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IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund's distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

Shareholder Fees

(Fees paid directly from your investment)

Redemption Fee* (as a percentage of amount redeemed)	2.0%

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		.99%
Distribution (12b-1) fees		.25%
Other expenses[1]		.58%
Service fees	.25%
Other	.33%
Total annual fund operating expenses[2]		1.82%

  *  Fee applies only to shares that are redeemed or exchanged within 30 days of purchase.

  1  The R class is newly created and, accordingly, "Other expenses" are based on estimated amounts for the current fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit R class expenses to 2.12% of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
R Shares	$185	$573

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

Fund Management

The fund management team is led by Thomas P. Callan, CFA, Managing Director at BlackRock, and Michael D. Carey, CFA, Managing Director at BlackRock.

Mr. Callan, senior portfolio manager, is head of the BlackRock Global Opportunities Team and is a manager and strategist for all of the team's portfolios. He is a member of the BlackRock Equity Operating Committee. Prior to joining BlackRock as a member of the global emerging-cap team in 1998, Mr. Callan was with the PNC Asset Management Group, which he joined in 1992.

Mr. Carey is a member of the BlackRock Global Opportunities Team. He is a portfolio manager for international small cap equity portfolios and a strategist for all of the team's products. Prior to joining BlackRock in 1998, Mr. Carey was an investment strategist with the PNC Asset Management Group. He began his career as a fixed income analyst with PNC in 1992.

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Mr. Callan has been a manager of the fund since April 1999 and Mr. Carey since January 2002.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

Financial Highlights

Since R Shares of the fund have no performance history, the financial information in the table below shows the fund's financial performance for the periods indicated for Investor A Shares of the fund. Although Investor A Shares are not offered in this Prospectus, the Investor A Shares would have substantially similar performance as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and performance would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of 1.75% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 1.82% of average daily net assets (after waivers and reimbursements) for the current fiscal year. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2005 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request (see back cover for ordering instructions).

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FINANCIAL HIGHLIGHTS

(For an Investor A Share Outstanding Throughout Each Period)

International Opportunities Portfolio

	INVESTOR A SHARES
	For the Period 10/01/05 to 3/31/06 (unaudited)	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]	Year Ended 9/30/01[1]
Net asset value at beginning of period	$33.36	$23.78	$19.49	$14.94	$14.65	$22.34
Income from investment operations
Net investment income (loss)	0.04 [2]	0.44 [2]	(0.02)[2]	0.01	(0.03)	0.13
Net gain (loss) on investments (both realized and unrealized)	7.85	9.38	4.32	4.53	0.28	(7.77)
Total from investment operations	7.89	9.82	4.30	4.54	0.25	(7.64)
Less distributions
Distributions from net investment income	(0.35)	(0.25)	(0.02)	– –	– –	– –
Distributions from net realized gains	(0.76)	– –	– –	– –	– –	(0.05)
Total distributions	(1.11)	(0.25)	(0.02)	– –	– –	(0.05)
Redemption fees added to paid-in capital	– –	0.01	0.01	0.01	0.04	– –
Net asset value at end of period	$40.14	$33.36	$23.78	$19.49	$14.94	$14.65

Total return[3]	24.17%[4,5]	41.60%[6]	22.11%[7]	30.45%[7]	1.98%[4]	(34.27)%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$416,511	$253,710	$99,879	$37,934	$25,969	$28,781
Ratios of expenses to average net assets
Net expenses	1.61%[8]	1.75%	1.89%	1.89%	1.80%	1.80%
Total expenses	1.72%[8]	1.86%	2.06%	1.98%	1.91%	1.89%
Ratios of net investment income (loss) to average net assets
After advisory/administration and other fee waivers	0.24%[8]	1.53%	(0.06)%	0.05%	(0.17)%	0.80%
Before advisory/administration and other fee waivers	0.13%[8]	1.42%	(0.24)%	(0.04)%	(0.27)%	0.72%
Portfolio turnover rate	51%	86%	98%	72%	104%	207%

1  Audited by other auditors.

2  Calculated using the average shares outstanding method.

3  Neither front-end sales load nor contingent deferred sales load is reflected in total return.

4  Redemption fee of 2. 00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

5  Not Annualized.

6  Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return, for redemption fees received during the period, is 5 basis points.

7  Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact on the return, for redemption fees received during the period, is 6 basis points.

8  Annualized.

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About Your Investment

Buying Shares

RShares are available only to certain authorized qualified employee benefit plans. If you buy R Shares, you will pay neither an initial sales charge nor a contingent deferred sales charge. However, Class R shares are subject to a distribution fee of 0.25% per year and a shareholder servicing fee of 0.25% per year.

What Price Per Share Will You Pay?

The price of mutual fund shares generally changes every day the New York Stock Exchange (NYSE) is open (business day). A mutual fund is a pool of investors' money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $50 million and has 5 million shares outstanding, the net asset value (NAV) per share is $10. When you buy R Shares you pay the NAV per share.

Purchase orders received by the close of regular trading on the NYSE (currently 4 p.m. (Eastern time)) on each day the NYSE is open will be priced based on the NAV calculated at the close of trading on that day. NAV is calculated separately for each class of shares of each fund as of the close of business on the NYSE, generally 4 p.m. (Eastern time), each day the NYSE is open. Shares will not be priced on days the NYSE is closed. Purchase orders received after the close of trading will be priced based on the next calculation of NAV. The non-U.S. securities and certain other securities held by a fund may trade on days when the NYSE is closed. In these cases, net asset value of shares may change when fund shares cannot be bought or sold.

Since the NAV changes daily, the price you pay for your shares depends on the time that your order is received by the Fund's transfer agent, whose job it is to keep track of shareholder records.

Each fund's assets are valued primarily on the basis of market quotations. Certain short-term debt securities are valued on the basis of amortized cost. When a determination is made that market quotations are not readily available, including, but not limited to, when (i) the exchange or market on which a security is traded does not open for trading for an entire trading day and no other market prices are available, (ii) a particular security does not trade regularly or has had its trading halted, (iii) a security does

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not have a price source due to its lack of liquidity, (iv) BlackRock believes a market quotation from a broker-dealer is unreliable (e.g., where it varies significantly from a recent trade), (v) the security is thinly traded or (vi) there has been a significant subsequent event, each fund values the affected securities at fair value as determined by BlackRock pursuant to procedures adopted by the Fund's Board of Trustees. For example, the fund will value a security that trades principally on a foreign market using the most recent closing market price from the market on which the security principally trades, unless, in BlackRock's judgment, a significant event subsequent to the market close has rendered such market closing price unreliable. Because significant events could affect the value of a foreign security between the close of the foreign market where the security is principally traded and the time the fund calculates its NAV, such closing price may not be reflective of current market conditions. In this case, the fund will use what it believes to be the fair value of the security as of the time the fund calculates its NAV.

Fair value represents a good faith approximation of the value of a security. A security's valuation may differ depending on the method used for determining value. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining a fund's NAV. As a result, a fund's sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Paying for Shares

Payment for an order must normally be made in Federal funds or other funds immediately available by 4 p.m. (Eastern time) on the first business day following receipt of the order. If payment is not received by this time, the order will be cancelled and you and your financial intermediary will be responsible for any loss to the Fund.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Fund, to obtain, verify and record information that identifies each person who opens an account. When opening an account, you will be asked for your name, address, date of birth

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and other information that will allow the Fund to identify you. The Fund may also ask to see other identifying documents such as a driver's license (for individuals) or Articles of Incorporation or other formation documents (for institutions). The Fund may use a third party to obtain and verify this information. The Fund may not be able to establish an account, or it may close your existing account and/or redeem your shares involuntarily, if you do not provide sufficient information within the relevant time periods.

How Much is the Minimum Investment?

The minimum investment for the initial purchase of R Shares is $100. There is a $50 minimum for all subsequent investments. The Fund may reject any purchase order, modify or waive the minimum investment requirements and suspend and resume the sale of any share class of any fund at any time.

Distribution and Service Plan

The Fund has adopted a plan (the Plan) that allows the Fund to pay distribution fees for the sale of its shares under Rule 12b-1 of the Investment Company Act and shareholder servicing fees for certain services provided to its shareholders.

Under the Plan, R Shares pay a fee (distribution fees) to BlackRock Distributors, Inc. (the Distributor) and/or affiliates of PNC Bank or Merrill Lynch (including BlackRock) for distribution and sales support services. The distribution fees may be used to pay the Distributor for distribution services and to pay the Distributor and affiliates of PNC Bank or Merrill Lynch (including BlackRock) for sales support services provided in connection with the sale of R Shares. The distribution fees may also be used to pay brokers, dealers, financial institutions and industry professionals (including BlackRock, PNC Bank, Merrill Lynch and their affiliates) (Service Organizations) for sales support services and related expenses. All R Shares pay a maximum distribution fee of .25% per year of the average daily net asset value of each fund attributable to R Shares.

Under the Plan, the Fund also pays shareholder servicing fees to Service Organizations whereby the Service Organizations provide support services to their customers who own R Shares in return for these fees. The Fund may pay a shareholder servicing fee of up to .25% per year of the average daily net asset value of R Shares of a fund. All R Shares pay this shareholder servicing fee.

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In return for the shareholder servicing fee, Service Organizations (including BlackRock) may provide one or more of the following services to their customers who own R Shares:

(1)  Responding to customer questions on the services performed by the Service Organization and investments in R Shares;

(2)  Assisting customers in choosing and changing dividend options, account designations and addresses; and

(3)  Providing other similar shareholder liaison services.

The shareholder servicing fees payable pursuant to the Plan are fees payable for the administration and servicing of shareholder accounts and not costs which are primarily intended to result in the sale of a fund's shares.

Because the fees paid by the Fund under the Plan are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

For more information on the Plan, including a complete list of services provided thereunder, see the SAI.

In addition to, rather than in lieu of, distribution and shareholder servicing fees that the Fund may pay to a Service Organization pursuant to the Plan and fees the Fund pays to its transfer agent, the Fund may enter into non-Plan agreements with Service Organizations pursuant to which the Fund will pay a Service Organization for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization or (2) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial.

The Plan permits BlackRock, the Distributor and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Fund). From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits. BlackRock, the Distributor and their affiliates may compensate

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affiliated and unaffiliated Service Organizations for the sale and distribution of shares of the Fund or for these other services to the Fund and shareholders. These payments would be in addition to the Fund payments described in this Prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Service Organization, or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as "revenue sharing" payments. In some circumstances, these revenue sharing payments may create an incentive for a Service Organization, its employees or associated persons to recommend or sell shares of the Fund to you. Please contact your Service Organization for details about payments it may receive from the Fund or from BlackRock, the Distributor or their affiliates. For more information, see the SAI.

Selling Shares

Authorized qualified employee benefit plan participants may redeem R Shares in accordance with the procedures applicable to their plan accounts. These procedures will vary according to the type of account and the plan involved and customers should consult their account managers in this regard. Authorized qualified employee benefit plans are responsible for transmitting redemption orders to PFPC and crediting their customers' accounts with redemption proceeds on a timely basis.

Authorized qualified employee benefit plans may place redemption orders by telephoning (800) 441-7762. Shares are redeemed at the NAV per share next determined after receipt of the redemption order minus any applicable redemption fee. See "Market Timing and Redemption Fees" below. The Fund, its administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures.

Payment for redeemed shares for which a redemption order is received before 4 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming plan on the next business day, provided that the funds' custodian is also

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open for business. Payment for redemption orders received after 4 p.m. (Eastern time) or on a day when the funds' custodian is closed is normally wired in Federal funds on the next business day following redemption on which the funds' custodian is open for business. The Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of the Fund, an earlier payment could adversely affect a fund. No charge for wiring redemption payments is imposed by the Fund, although plans may charge their customer accounts for redemption services. Information relating to such redemption services and charges, if any, should be obtained by customers from their plans.

During periods of substantial economic market change telephone redemptions may be difficult to complete. Redemption requests may also be mailed to BlackRock Funds, c/o PFPC Inc., P.O. Box 9819, Providence, RI 02940.

The Fund is not responsible for the efficiency of the Federal wire system or the shareholder's firm or bank. The Fund does not currently charge for wire transfers. The shareholder is responsible for any charges imposed by the shareholder's bank. To change the name of the single, designated bank account to receive wire redemption proceeds, it is necessary to send a written request to BlackRock Funds, c/o PFPC Inc., P.O. Box 9819, Providence, RI 02940.

The Fund may refuse a telephone redemption request if it believes it is advisable to do so.

Market Timing and Redemption Fees

The Board of Trustees of the Fund has determined that the interests of long-term shareholders and the Fund's ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations—also known as "market timing." The funds are not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege for Investor, Institutional and R Shares is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of a fund and its shareholders.

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For example, large flows of cash into and out of a fund may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve the fund's investment goal. Frequent trading may cause a fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce a fund's performance.

A fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of the fund's portfolio securities and the determination of the fund's NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling fund shares at a price that does not reflect their true value. A similar risk exists for funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. The Fund will seek to eliminate these opportunities by using fair value pricing, as described in "What Price Per Share Will You Pay?" above.

The Fund discourages market timing and seeks to prevent frequent purchases and sales or exchanges of fund shares that it determines may be detrimental to a fund or long-term shareholders. The Board of Trustees has approved the policies discussed below to seek to deter market timing activity. The Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of fund shares because legitimate strategies, such as asset allocation, dollar cost averaging or similar activities, may result in frequent trading of fund shares. It is not expected that shareholders would be harmed by such legitimate activities.

If the Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If the Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and the Fund will not be responsible for any losses you therefore may suffer. In addition, any redemptions or exchanges that you make (as a result of the activity described above or otherwise) will be subject to any and all redemption fees, as described below. For

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transactions placed directly with the Fund, the Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Fund. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide the Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated are not known by the Fund. While the Fund monitors for market timing activity, the Fund may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the funds. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a financial intermediary is determined by the Fund to be engaged in market timing or other improper trading activity, the Fund's distributor may terminate such financial intermediary's agreement with the distributor, suspend such financial intermediary's trading privileges or take other appropriate actions.

Each of the Fund's High Yield Bond, International Bond, Aurora, Small/Mid-Cap Growth, Small Cap Value Equity, Small Cap Core Equity, Small Cap Growth Equity, Health Sciences Opportunities, Global Science & Technology Opportunities, Global Resources, All-Cap Global Resources, U.S. Opportunities, Global Opportunities and International Opportunities Portfolios will automatically assess and retain a fee of 2% of the current NAV, after excluding the effect of any contingent deferred sales charges, of shares being redeemed or exchanged within 30 days of acquisition (other than those acquired through reinvestment of dividends or other distributions). A new 30-day period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Portfolio A are exchanged for shares of Portfolio B 20 days after the purchase of the Portfolio A shares, followed in 20 days by an exchange of the Portfolio B shares for shares of Portfolio C, will be subject to two redemption fees (one on each exchange).

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The redemption fee is for the benefit of the remaining shareholders of a fund and is intended to encourage long-term investment, to compensate for transaction and other expenses caused by early redemptions and exchanges, and to facilitate portfolio management. The "first-in, first-out" method is used to determine the holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. The Fund sells shares to some 401(k) plans, 403(b) plans, bank or trust company accounts, and accounts of certain financial institutions or intermediaries that do not apply the redemption fee to underlying shareholders, often because of administrative or systems limitations. From time to time, with the approval of the Fund, the redemption fee will not be assessed on redemptions or exchanges by: (i) accounts of asset allocation programs or wrap programs whose trading practices are determined by the Fund not to be detrimental to a fund or long-term shareholders (e.g., model driven programs with periodic automatic portfolio rebalancing that prohibit participant-directed trading and other programs with similar characteristics); (ii) accounts of shareholders who have died or become disabled; (iii) shareholders redeeming or exchanging shares through the Fund's Systematic Withdrawal Plan, Systematic Exchange Plan or in connection with required distributions from an IRA, 401(k) plan, 403(b) plan, 529 plan or any other Internal Revenue Code Section 401 qualified retirement plan or account; (iv) shareholders executing rollovers of current investments in the Fund through qualified employee benefit plans; and (v) certain other accounts in the absolute discretion of the Fund when the redemption fee is de minimis or a shareholder can demonstrate hardship. The Fund reserves the right to modify or eliminate these waivers at any time.

There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

The Fund may from time to time use other methods that it believes are appropriate to deter market timing or other trading activity that may be detrimental to a fund or long-term shareholders.

The Fund's Rights

The Fund may:

■  Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act,

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■  Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act or as described in the third paragraph in the section "Selling Shares" above,

■  Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level, as described below, and

■  Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act.

Accounts with Low Balances

The Fund may redeem a shareholder's account in any fund at any time if the net asset value of the account in such fund falls below the required minimum initial investment as the result of a redemption or an exchange request. The shareholder will be notified in writing that the value of the account is less than the required amount and the shareholder will be allowed 60 days to make additional investments before the redemption is processed.

Management

BlackRock Funds' adviser is BlackRock Advisors, LLC (BlackRock). BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 100 Bellevue Parkway, Wilmington, DE 19809. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with approximately $1.125 trillion of assets under management as of December 31, 2006. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc., one of the largest diversified financial services companies in the United States, and Merrill Lynch & Co., Inc. BlackRock Financial Management, Inc. (BFM), an affiliate of BlackRock located at 40 E. 52nd Street, New York, NY 10022, acts as sub-adviser for the Asset Allocation Portfolio and for a portion of the assets of the Global Opportunities Portfolio. BlackRock International, Ltd. (BIL), an affiliate of BlackRock located at 40 Torphichen Street, Edinburgh, Scotland EH3 8JB, acts as sub-adviser for the International Opportunities Portfolio.

For their investment advisory and sub-advisory services, BlackRock, BFM and BIL, as applicable, are entitled to fees computed daily on a fund-by-fund basis and payable monthly. For

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the fiscal year ended September 30, 2005, the aggregate advisory fees paid by the funds to BlackRock, as a percentage of average daily net assets, were:

Investment Trust	.42%
Capital Appreciation	.65%
Mid-Cap Value Equity	.67%
Small Cap Value Equity	.55%
Small Cap Core Equity	.65%
Small Cap Growth Equity	.55%
Asset Allocation	.51%
Health Sciences Opportunities	.75%
Global Science & Technology Opportunities	.51%
Global Resources	.75%
All-Cap Global Resources	.41%
U.S. Opportunities	1.10%
International Opportunities	1.00%

The total annual advisory fees that can be paid to BlackRock (as a percentage of average daily net assets), are as follows:

Total Annual Advisory Fee for the Small Cap Value Equity, Small Cap Growth Equity and Asset Allocation Portfolios and the Investment Trust (Before Waivers)

AVERAGE DAILY NET ASSETS	INVESTMENT ADVISORY FEE
First $1 billion	.550%
$1 billion-$2 billion	.500%
$2 billion-$3 billion	.475%
more than $3 billion	.450%

Total Annual Advisory Fee for the Capital Appreciation Portfolio (Before Waivers)

AVERAGE DAILY NET ASSETS	INVESTMENT ADVISORY FEE
First $1 billion	.650%
$1 billion-$2 billion	.600%
$2 billion-$3 billion	.575%
more than $3 billion	.550%

IMPORTANT DEFINITIONS

Adviser: The adviser of a mutual fund is responsible for the overall investment management of the fund. The adviser for BlackRock Funds is BlackRock Advisors, LLC.

Sub-Adviser: The sub-adviser of a fund is responsible for its day-to-day management and will generally make all buy and sell decisions. Sub-advisers also provide research and credit analysis. The sub-adviser for the Asset Allocation and Global Opportunities Portfolios is BlackRock Financial Management, Inc. The sub-adviser for the International Opportunities Portfolio is BlackRock International, Ltd.

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Total Annual Advisory Fee for the Mid-Cap Value Equity Portfolio (Before Waivers)

AVERAGE DAILY NET ASSETS	INVESTMENT ADVISORY FEE
First $1 billion	.800%
$1 billion-$2 billion	.700%
$2 billion-$3 billion	.650%
more than $3 billion	.625%

Total Annual Advisory Fee for the Global Science & Technology Opportunities and Global Opportunities Portfolios (Before Waivers)

AVERAGE DAILY NET ASSETS	INVESTMENT ADVISORY FEE
First $1 billion	.900%
$1 billion-$2 billion	.850%
$2 billion-$3 billion	.800%
more than $3 billion	.750%

Total Annual Advisory Fee for the Health Sciences Opportunities, Global Resources and All-Cap Global Resources Portfolios (Before Waivers)

AVERAGE DAILY NET ASSETS	INVESTMENT ADVISORY FEE
First $1 billion	.750%
$1 billion-$2 billion	.700%
$2 billion-$3 billion	.675%
more than $3 billion	.650%

Total Annual Advisory Fee for the International Opportunities Portfolio (Before Waivers)

AVERAGE DAILY NET ASSETS	INVESTMENT ADVISORY FEE
First $1 billion	1.00%
$1 billion-$2 billion	.950%
$2 billion-$3 billion	.900%
more than $3 billion	.850%

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Total Annual Advisory Fee for the U.S. Opportunities Portfolio (Before Waivers)

AVERAGE DAILY NET ASSETS	INVESTMENT ADVISORY FEE
First $1 billion	1.10%
$1 billion-$2 billion	1.05%
$2 billion-$3 billion	1.025%
more than $3 billion	1.00%

The Small Cap Core Equity Portfolio pays BlackRock a maximum annual advisory fee of 1.00% of its average daily net assets.

A discussion regarding the basis for the Board of Trustees of the Fund approving the Fund's investment advisory contracts is available in the Fund's semi-annual report to shareholders (or, with respect to the Global Opportunities Portfolio, the SAI).

Information about the portfolio manager for each of the funds is presented in the appropriate fund section.

As discussed above, BlackRock has agreed contractually to cap net expenses (excluding interest expense, taxes, brokerage commissions and extraordinary expenses, if any) of each share class of each fund at the levels shown in each fund's expense table.

To achieve this cap, BlackRock and the Fund have entered into an expense limitation agreement. The agreement sets a limit on certain of the operating expenses of each class of shares and requires BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit.

If within two years following a waiver or reimbursement, the operating expenses of a share class that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that share class, the share class is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the fund of which the share class is a part has more than $50 million in assets, (2) BlackRock or an affiliate serves as the fund's investment adviser or administrator and (3) the Board of Trustees of the Fund has approved in advance the payments to BlackRock at the previous quarterly meeting of the Board.

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Conflicts of Interest

The investment activities of BlackRock and its affiliates (including, for these purposes, Merrill Lynch & Co., Inc., BlackRock Inc., The PNC Financial Services Group, Inc. and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively with BlackRock, the Affiliates)) in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock provides investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the funds. BlackRock and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more Affiliates act or may act as an investor, investment banker, research provider, investment manager, financer, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in the global fixed income, currency, commodity, equity and other markets in which the funds directly and indirectly invests. Thus, it is likely that the funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate performs or seeks to perform investment banking or other services. One or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the funds and/or that engage in and compete for transactions in the same types of securities, currencies and instruments as the funds. The trading activities of these Affiliates are carried out without reference to positions held directly or indirectly by the funds and may result in an Affiliate having positions that are adverse to those of the funds. No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the funds. As a result, an Affiliate may compete with the funds for appropriate investment opportunities. The results of the funds' investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the funds could sustain losses during periods in which one or more Affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the funds may, from

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time to time, enter into transactions in which an Affiliate or its other clients have an adverse interest. Furthermore, transactions undertaken by an Affiliate or Affiliate-advised clients may adversely impact the funds. Transactions by one or more Affiliate-advised clients or BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the funds. The funds' activities may be limited because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. In addition, the funds may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. The funds also may invest in securities of companies for which an Affiliate provides or may some day provide research coverage. An Affiliate may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the funds or who engage in transactions with or for the funds. The funds may also make brokerage and other payments to an Affiliate in connection with the funds' portfolio investment transactions.

Under a securities lending program approved by the Fund's Board of Trustees, the Fund has retained an Affiliate of BlackRock to serve as the securities lending agent for the funds to the extent that a fund participates in the securities lending program. For these services, the lending agent may receive a fee from the funds, including a fee based on the returns earned on the funds' investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the funds may lend its portfolio securities under the securities lending program.

The activities of BlackRock or its Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.

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Dividends and Distributions

BlackRock Funds makes two kinds of distributions to share- holders: net investment income and net realized capital gains.

The Fund will distribute net investment income, if any, at least annually.

Net realized capital gains (including net short-term capital gains), if any, will be distributed by a fund at least annually at a date determined by the Fund's Board of Trustees.

Your distributions will be reinvested at net asset value in new shares of the same class of the fund unless you instruct PFPC in writing to pay them in cash. There are no sales charges on these reinvestments.

If you invest in a fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as "buying a dividend." Distributions that are declared in October, November or December, but paid in January are taxable as if they were paid in December.

Taxation of Distributions

Distributions paid out of a fund's "net capital gain" will be taxed to shareholders as long-term capital gain, regardless of how long a shareholder has owned shares. Distributions of net investment income and net short-term capital gains will generally be taxed to shareholders as ordinary dividend income. However, individual shareholders who satisfy certain holding period requirements and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to "qualified dividend income" received by the fund. "Qualified dividend income" generally consists of dividends received from U.S. corporations (other than dividends from tax exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations.

Your annual tax statement from the Fund will present in detail the tax status of your distributions for each year.

When you sell your shares of a fund, you may realize a capital gain or loss. Use of the exchange privilege also will be treated as a taxable event because it will be deemed a redemption and

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subsequent purchase of the shares involved. Therefore, use of the exchange privilege may be subject to federal, state and local income tax.

If more than half of the total asset value of a fund is invested in non-U.S. stock or securities, the fund may elect to "pass through" to its shareholders the amount of non-U.S. income taxes paid by it. In such case, you would be required to include your proportionate share of such taxes in your income and may be entitled to deduct or credit such taxes in computing your taxable income.

Distributions paid by a fund with respect to certain qualifying dividends received by the fund from domestic corporations may be eligible for the corporate dividends received deduction.

If you do not provide a fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

Non-U.S. investors may be subject to U.S. withholding and/or estate tax, and will be subject to special U.S. tax certification requirements. Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax adviser about federal, state and local tax consequences of owning shares of the Fund.

Exchange Privilege

Once you are a holder of R Shares, you have the right to exchange R Shares from one BlackRock fund to R Shares of another to meet your changing financial needs. Please note that you can exchange only into a share class and fund that are open to new investors, unless you have a current account in a fund that is closed to new investors.

You can exchange $1,000 or more from one BlackRock fund into another. R Shares of each fund may be exchanged for shares of the same class of other funds which offer that class of shares, based on their respective net asset values. (You can exchange less than $1,000 if you already have an account in the fund into which you are exchanging.) For Federal income tax purposes a share

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exchange is a taxable event and a capital gain or loss may be realized. Please consult your tax or other financial adviser before making an exchange request.

There are several ways to make an exchange: you may call the Fund at (800) 441-7762 and speak with one of our representatives, make the exchange via the Internet by accessing your account online, or you may send a written request to us at BlackRock Funds c/o PFPC Inc., P.O. Box 9819, Providence, RI 02940-8019. Please note, if you indicated on your New Account Application that you did not want the Telephone Exchange Privilege, you will not be able to place exchanges via the telephone until you update this option either in writing or by calling our Service Center. The Fund has the right to reject any telephone request.

The Fund may suspend or terminate your exchange privilege at any time, including if the Fund believes, in its sole discretion, that you are engaging in market timing activities. See "Market Timing and Redemption Fees" above.

The Fund reserves the right to modify, limit the use of, or terminate the exchange privilege at any time for any reason.

Retirement Plans

Shares may be purchased in conjunction with individual retirement accounts (IRAs), rollover IRAs and 403(b) plans where PNC Bank or any of its affiliates acts as custodian. For more information about applications or annual fees, please contact BlackRock Funds c/o PFPC Inc., at P.O. Box 9819, Providence, Rhode Island 02940-8019, or call (800) 441-7762. Investors will be charged an annual fee of $15 for all of the IRA accounts they have under their Social Security number (therefore if you own a Roth IRA, a Traditional IRA and a Rollover IRA, you would only be charged one $15 fee). In addition, 403(b) accounts will be charged a separate annual fee of $15, and a loan application/processing fee of $25. To determine if you are eligible for an IRA or 403(b) plan and whether an IRA or 403(b) plan is appropriate for you, you should consult with a tax adviser.

Statements

Every shareholder automatically receives quarterly account statements. In addition, for tax purposes, shareholders also receive a yearly statement describing the characteristics of any dividends or other distributions received.

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Important Notice Regarding Delivery of Shareholder Documents

The funds deliver only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements to shareholders with multiple accounts at the same address. This practice is known as "householding" and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Electronic Access to Annual Reports, Semi-Annual Reports and Prospectuses

Electronic copies of most financial reports and prospectuses are available on the Fund's website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)  Access the BlackRock website at http://www.blackrock.com/edelivery

2)  Log into your account

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For more information

This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Fund is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports

These reports contain additional information about each of the funds' investments. The annual report describes the funds' performance, lists portfolio holdings, and discusses recent market conditions, economic trends and fund investment strategies that significantly affected the funds' performance for the last fiscal year.

Statement of Additional Information (SAI)

A Statement of Additional Information, dated January 31, 2007, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the Fund, may be obtained free of charge, along with the Fund's annual and semi-annual reports, by calling (800) 441-7762. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus.

BlackRock Investor Services

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:00 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 441-7762.

An investor in any fund can call the National TTY Relay Number at (800) 688-4889 with his or her TTY machine. A Relay agent will assist the investor with all inquiries made to a Shareholder Account Service Representative.

Purchases and Redemptions

Call your registered representative or (800) 441-7762.

World Wide Web

Access general fund information and specific fund performance, including SAI and annual/semi-annual reports, free of charge. Request mutual fund prospectuses and literature. Forward mutual fund inquiries. www.blackrock.com/funds

Written Correspondence

BlackRock Funds
c/o PFPC Inc.
PO Box 9819
Providence, RI 02940-8019

Overnight Mail

BlackRock Funds
c/o PFPC Inc.
101 Sabin Street
Pawtucket, RI 02860

Internal Wholesalers/Broker Dealer Support

Available to support investment professionals 8:30 a.m. to 6:00 p.m. (Eastern time), Monday - Friday. Call: (800) 882-0052.

Portfolio Characteristics and Holdings

A description of the Funds' policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 882-0052.

Securities and Exchange Commission

You may also view and copy public information about the Fund, including the SAI, by visiting the EDGAR database on the SEC Web site (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC directly at (202) 551-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549.

INVESTMENT COMPANY ACT FILE NO. 811-05742

PRO-EQ-RNO 07

ALTERNATIVES BLACKROCK SOLUTIONS EQUITIES FIXED INCOME LIQUIDITY REAL ESTATE

BlackRock Funds
Equity Portfolios

R Shares

Prospectus

January 31, 2007

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

Mid-Cap Growth

Aurora

Small/Mid-Cap Growth

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of

Contents

How to Find the Information You Need	How to Find the Information You Need		1

	THE BLACKROCK EQUITY PORTFOLIOS

	Mid-Cap Growth		2

	Aurora		10

	Small/Mid-Cap Growth		19

About Your Investment	How to Buy/Sell Shares	.	28

	Dividends/Distributions/Taxes		41

How to Find the

Information You Need

About BlackRock Funds

This is the BlackRock Equity Portfolios (R Shares) Prospectus. It has been written to provide you with the information you need to make an informed decision about whether to invest in BlackRock Funds (the Fund). The Fund's investment adviser is BlackRock Advisors, LLC (BlackRock).

This Prospectus contains information on 3 of the BlackRock Equity funds. The Prospectus is organized so that each fund has its own short section. Simply turn to the section for any particular fund to read about important fund facts. Also included are sections that tell you about buying and selling shares, certain fees and expenses, shareholder features of the funds and your rights as a shareholder. These sections apply to all the funds.

1

BlackRock

Mid-Cap Growth Equity Portfolio

IMPORTANT DEFINITIONS

Earnings Growth: The rate of growth in a company's earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth may cause share prices to increase.

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholder, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Fundamental Analysis: A method of stock market analysis that concentrates on "fundamental" information about the company (such as its income statement, balance sheet, earnings and sales history, products and management) to attempt to forecast future stock value.

Growth Companies: All stocks are generally divided into the categories of "growth" or "value," although there are times when a growth fund and value fund may own the same stock. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general and whose revenue growth is expected to continue for an extended period. These stocks typically pay relatively low dividends and sell at relatively high valuations. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas.

Investment Style: Refers to the guiding principles of a mutual fund's investment choices. The investment style of this fund is mid-cap growth, referring to the type of securities the managers will choose for this fund.

Mid-Capitalization Companies: The fund generally defines these companies as those with market capitalizations comparable in size to the companies in the Russell Midcap® Growth Index. Capitalization refers to the market value of the company and is calculated by multiplying the number of shares outstanding by the current price per share.

Russell Midcap® Growth Index: An index that consists of the bottom 800 securities of the Russell 1000® Index with greater-than-average growth orientation as ranked by total market capitalization. Securities in this index generally have higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth values.

Investment Goal

The fund seeks long-term capital appreciation.

Primary Investment Strategies

In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by U.S. mid-capitalization growth companies which the fund management team believes have above-average earnings growth potential. Although a universal definition of mid-capitalization companies does not exist, the fund generally defines these companies as those with market capitalizations comparable in size to the companies in the Russell Midcap® Growth Index (between approximately $1.2 billion and $21.4 billion as of December 29, 2006). In the future, the fund may define mid-capitalization companies using a different index or classification system. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock. From time to time the fund may invest in shares of companies through initial public offerings (IPOs).

The management team focuses on U.S. mid-capitalization emerging growth companies. The management team would expect these companies to have products, technologies, management, markets and opportunities which will facilitate earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation. The management team uses a bottom up investment style in managing the fund. This means securities are selected based upon fundamental analysis (such as analysis of earnings, cash flows, competitive position and management's abilities) performed by the management team.

The fund generally will sell a stock when, in the management team's opinion, there is a deterioration in the company's fundamentals or the company fails to meet performance expectations.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund's primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment goal.

2

As part of its normal operations, the fund may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in equity securities is that their prices fluctuate. The value of your investment can go up or down depending upon market conditions, which means you could lose money. The value of equity securities may decline due to developments relating to the issuer, industry factors or general market conditions. Equity securities generally have greater price volatility than fixed income securities.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding mid-cap value stocks may outperform this fund.

There is more business risk in investing in mid-capitalization companies than in larger, better capitalized companies. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there

3

is no assurance that the fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performances. The investment performance of the fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund's performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

While the management team chooses stocks they believe to have above-average earnings growth potential, there is no guarantee that the investments will increase in value or that they won't decline.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective.

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High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for R Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Russell Midcap® Growth Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

The performance of R Shares for the period before they were launched is based on the performance of Institutional Shares adjusted to reflect the class specific fees applicable to R Shares at the time of such share class's launch. This information may be considered when assessing the fund's performance, but does not represent the actual performance of this share class.

As of 12/31

ANNUAL TOTAL RETURNS*

Mid-Cap Growth

5

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund's distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
Mid-Cap Growth; R
Return Before Taxes	5.93%	4.91%	8.81%	12/27/96
Return After Taxes on Distributions	5.93%	4.88%	6.09%
Return After Taxes on Distributions and Sale of Shares	3.86%	4.23%	6.26%
Russell Midcap® Growth (Reflects no deduction for fees, expenses or taxes)	10.65%	8.22%	8.62%	N/A

  *  The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold R Shares of the fund.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		.80%
Distribution (12b-1) fees		.25%
Other expenses[1]		.59%
Service fees	.25%
Other	.34%
Acquired funds fees and expenses[2]		– –%
Total annual fund operating expenses		1.64%
Fee waivers and expense reimbursements[3]		.04%
Net expenses[3]		1.60%

  1  The R class is newly created and, accordingly, "Other expenses" are based on estimated amounts for the current fiscal year.

  2  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  3  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit R class expenses to 1.60% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return

6

each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
R Shares	$163	$513

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

Fund Management

The fund management team is led by Eileen M. Leary, CFA, Managing Director at BlackRock Advisors, LLC (BlackRock), Andrew Leger, Director at BlackRock, and Neil Wagner, Managing Director at BlackRock.

Ms. Leary joined BlackRock following the merger with State Street Research & Management (SSRM) in 2005. Prior to joining BlackRock, Ms. Leary was responsible for the State Street Research Mid-Cap Growth Fund's day-to-day portfolio management beginning in October 2002, when she became a Portfolio Manager at SSRM. Previously, she had been an Equity Research Associate and an Analyst.

Mr. Leger is a member of the small and mid-cap growth equity team. He is responsible for coverage of the media and leisure, energy, defense, restaurant and industrial sectors. Mr. Leger joined BlackRock in 2002 from Schroders Investment Management N.A., where he was a small/mid-cap equity analyst covering telecommunications, capital goods, transportation and utilities. Previously, Mr. Leger was a small cap equity analyst at Delphi Management.

Mr. Wagner heads an investment team at BlackRock focused on small and mid-cap growth equities. He has been a manager of the fund since May 2002. He became a Managing Director at BlackRock in January 2004. Prior to joining BlackRock in April 2002, Mr. Wagner worked at Massachusetts Financial Services (MFS), focusing on small and mid cap equities. Mr. Wagner joined MFS as a research analyst in 1998 and became a portfolio manager there in 2000. Prior to that, he was a senior equity research analyst at DFS Advisors LLC from 1997 to 1998.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

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Financial Highlights

Since R Shares of the fund had no performance history as of September 30, 2006, the financial information in the table below shows the fund's financial performance for the periods indicated for Investor A Shares of the fund. Although Investor A Shares are not offered in this Prospectus, the Investor A Shares would have substantially similar performance as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and performance would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of 1.58% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 1.60% of average daily net assets (after waivers and reimbursements) for the current fiscal year. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

8

FINANCIAL HIGHLIGHTS

(For an Investor A Share Outstanding Throughout Each Period)

Mid-Cap Growth Equity Portfolio

	INVESTOR A SHARES
	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$9.82	$8.26	$7.17	$5.77	$7.17
Income from investment operations
Net investment loss	(0.11)[2]	(0.11)[2]	(0.09)[2]	(0.07)	(0.11)
Net gain (loss) on investments (both realized and unrealized)	0.42	1.67	1.18	1.47	(1.29)
Total from investment operations	0.31	1.56	1.09	1.40	(1.40)
Less distributions
Distributions from net realized gains	(0.13)	– –	– –	– –	– –
Total distributions	(0.13)	– –	– –	– –	– –
Redemption fees added to paid-in capital	– – [3]	– – [3]	– – [3]	– – [3]	– –
Net asset value at end of period	$10.00	$9.82	$8.26	$7.17	$5.77

Total return[4]	3.16%[5]	18.89%[5]	15.20%[5]	24.26%[5]	(19.53)%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$257,729	$290,285	$27,777	$25,960	$26,242
Ratios of expenses to average net assets
Net expenses	1.58%	1.58%	1.67%	1.68%	1.62%
Total expenses	1.74%	1.78%	1.77%	1.71%	1.62%
Ratios of net investment loss to average net assets
After advisory/administration and other fee waivers	(1.11)%	(1.14)%	(1.09)%	(0.96)%	(1.24)%
Before advisory/administration and other fee waivers	(1.27)%	(1.34)%	(1.19)%	(0.98)%	(1.24)%
Portfolio turnover rate	64%	85%	29%	168%	279%

1  Audited by other auditors.

2  Calculated using the average shares outstanding method.

3  Redemption fees added to paid-in capital are less than $0.005 per share.

4  Neither front-end sales nor contingent deferred sales load is reflected in total return.

5  Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

9

BlackRock

Aurora Portfolio

IMPORTANT DEFINITIONS

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholder, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Investment Style: Refers to the guiding principles of a mutual fund's investment choices. The investment style of this fund is small- and mid-cap value, referring to the type of securities the managers will choose for this fund.

Russell 2500(TM) Value Index: An index composed of the Russell 2500(TM) companies with lower price-to-book ratios and lower forecasted growth values.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Value Companies: All stocks are generally divided into the categories of "growth" or "value," although there are times when a growth fund and value fund may own the same stock. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general and whose growth in revenue is expected to continue for an extended period.

Investment Goal

The fund seeks to provide high total return, consisting principally of capital appreciation.

Primary Investment Strategies

Under normal market conditions, the fund invests at least 80% of its total assets in small- and mid-capitalization common and preferred stocks and securities convertible into common and preferred stocks.

In choosing among small- and mid-capitalization stocks, the fund takes a value approach, searching for those companies that appear to be trading below their true worth. The fund uses research to identify potential investments, examining such features as a company's financial condition, business prospects, competitive position and business strategy. The fund looks for companies that appear likely to come back in favor with investors, for reasons that may range from good prospective earnings and strong management teams to the introduction of new products and services.

Although a universal definition of small- and mid-capitalization companies does not exist, the fund generally defines these companies as those with market capitalizations comparable in size to the companies in the Russell 2500(TM) Value Index (between approximately $92 million and $7.3 billion as of December 29, 2006) or a similar index. In the future, the fund may define small-or mid-capitalization companies using a different index or classification system. The fund may continue to hold or buy additional shares of a company that no longer is of comparable size if the fund management team continues to believe that those shares are an attractive investment.

The fund reserves the right to invest up to 20% of total assets in other securities. These may include other types of stocks, such as large-capitalization stocks, growth stocks, and bonds. The fund may invest up to 5% of total assets in bonds that are below Standard & Poor's BBB or Moody's Baa rating categories, or their unrated equivalents (junk bonds). Split rated bonds will be considered to have the higher credit rating. From time to time the fund may invest without limit in shares of companies through initial public offerings (IPOs).

The fund generally will sell a stock when the fund management team believes the stock has reached its price target, it is fully valued or when, in their opinion, conditions change such that the

10

risk of continuing to hold the stock is unacceptable when compared to its growth potential.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund's primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment goal.

As part of its normal operations, the fund may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument at a specific price on or before a specific date. A future is an agreement to buy or sell an instrument at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in equity securities is that their prices fluctuate. The value of your investment can go up or down depending upon market conditions, which means you could lose money. The value of equity securities may decline due to developments relating to the issuer, industry factors or general market conditions. Equity securities generally have greater price volatility than fixed income securities.

While the fund management team chooses stocks it believes to be undervalued, there is no guarantee that the investments will increase in value or that they won't decline.

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The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund's investment than if the fund held the securities of larger, more established companies.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performances. The investment performance of the fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund's performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The value of any bonds held by the fund is likely to decline when interest rates rise; this risk is greater for bonds with longer maturities. It is also possible that a bond issuer could default on principal or interest payments, causing a loss for the fund. The fund may invest in non-investment grade or "high yield" securities commonly known to investors as "junk bonds." Non-investment grade securities carry greater risks than investment grade securities, which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time.

The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market values may change from time to time, positively or negatively, to reflect new

12

developments regarding the issuer. Companies that issue high yield securities are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bondholder. During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also impact the market for lower-rated securities and the fund. Also, the market for high yield securities is not as liquid as the market for higher rated securities. This means that it may be harder to buy and sell high yield securities, especially on short notice, and high yield securities may be more difficult for the fund to value accurately than higher rated securities. The market for high yield securities could also be impacted by legal or tax changes.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective.

Any securities that are thinly traded or whose resale is restricted can be difficult to sell at the desired time and price. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper the

13

fund's ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element. Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities. Where registration is required for restricted or illiquid securities, a considerable time period may elapse between the time the fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the fund might obtain less favorable pricing terms than when it decided to sell the security.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

On January 31, 2005, the fund reorganized with the State Street Research Aurora Fund (the SSR Fund). The SSR Fund transferred substantially all of its assets and liabilities to the fund in exchange for shares of the fund, which were then distributed to SSR Fund shareholders. For periods prior to January 31, 2005, the chart and table below show performance information for the SSR Fund. The information shows you how performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the performance to that of the Russell 2500(TM) Value Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If certain expenses had not been waived or reimbursed during these periods, returns would have been lower.

The performance of R Shares for the period before they were launched is based on the performance of Institutional Shares adjusted to reflect the class specific fees applicable to R Shares at the time of such share class's launch. This information may be considered when assessing the fund's performance, but does not represent the actual performance of this share class.

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In January 2005 the fund changed its primary investment strategies and, therefore, the fund's performance prior to that date does not reflect the fund's current investment style.

As of 12/31

ANNUAL TOTAL RETURNS*

Aurora

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
Aurora; R
Return Before Taxes	12.56%	9.63%	15.21%	02/13/95
Return After Taxes on Distributions	7.45%	7.68%	13.77%
Return After Taxes on Distributions and Sale of Shares	14.51%	8.18%	13.37%
Russell 2500(TM) Value (Reflects no deduction for fees, expenses or taxes)	20.18%	15.51%	13.70%	N/A

  *  The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC

  1  Inception date of the SSR Fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold R Shares of the fund.

Shareholder Fees

(Fees paid directly from your investment)

Redemption Fee* (as a percentage of amount redeemed)	2.0%

  *  Fee applies only to shares that are redeemed or exchanged within 30 days of purchase.

15

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund's distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		.82%
Distribution (12b-1) fees		.25%
Other expenses[1]		.44%
Service fees	.25%
Other	.19%
Acquired funds fees and expenses[2]		– –%
Total annual fund operating expenses		1.51%
Fee waivers and expense reimbursements[3]		– –%
Net expenses[3]		1.51%

  1  The R class is newly created and, accordingly, "Other expenses" are based on estimated amounts for the current fiscal year.

  2  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  3  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit R class expenses to 1.60% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
R Shares	$154	$477

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

Fund Management

The fund management team is led by Wayne J. Archambo, CFA, Managing Director at BlackRock Advisors, LLC (BlackRock) and Kate O'Connor, CFA, Managing Director at BlackRock.

Mr. Archambo is the head of the small and mid-cap value equity team. He has primary responsibility for managing client portfolios within this strategy and client investment guidelines, and he makes purchase and sale decisions for these products. He is a member of the Global Equity Operating Committee and the Equity Investment Strategy Group. Prior to joining BlackRock in 2002, Mr. Archambo was a founding partner and Manager of Boston Partners Asset Management, L.P.'s small and mid-cap value equity products since the firm's inception in 1995.

Ms. O'Connor is a member of the small and mid-cap value equity team and is also responsible for coverage of the health care sector. Prior to joining BlackRock in 2001, Ms. O'Connor was an equity analyst of mid and small cap growth and value products at Independence Investment LLC from 2000 to 2001, a principal at

16

Boston Partners Asset Management, L.P. from 1997 to 2000 and previously an equity analyst at Morgan Stanley Dean Witter.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

Financial Highlights

Since R Shares of the fund had no performance history as of September 30, 2006, the financial information in the table below shows financial performance for the periods indicated for Investor A Shares of the fund. Although Investor A Shares are not offered in this Prospectus, the Investor A Shares would have substantially similar performance as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and performance would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of 1.36% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 1.60% of average daily net assets (after waivers and reimbursements) for the current fiscal year. For periods prior to January 31, 2005, the table shows performance information for the SSR Fund, which reorganized with the fund on that date. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP (for periods through September 30, 2002) and Deloitte & Touche LLP (for periods after September 30, 2002). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

17

FINANCIAL HIGHLIGHTS

(For an Investor A Share Outstanding Throughout Each Period)

Aurora Portfolio

	INVESTOR A SHARES
	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04[1]	Year Ended 9/30/03[1]	Year Ended 9/30/02[1,2]
Net asset value at beginning of period	$41.88	$39.49	$32.28	$24.43	$26.51
Income from investment operations
Net investment income (loss)	(0.05)[3]	(0.16)[3]	(0.22)	(0.19)	(0.23)
Net gain (loss) on investments (both realized and unrealized)	1.05	6.39	7.45	8.19	(1.85)
Total from investment operations	1.00	6.23	7.23	8.00	(2.08)
Less distributions
Distributions from capital gains	(7.49)	(3.84)	(0.02)	(0.15)	– –
Total distributions	(7.49)	(3.84)	(0.02)	(0.15)	– –
Redemption fees added to paid-in capital	– – [4]	– – [4]	– –	– –	– –
Net asset value at end of period	$35.39	$41.88	$39.49	$32.28	$24.43

Total return[5]	2.95%[6]	16.28%[6]	22.39%	32.90%	(7.85)%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$1,189,440	$1,690,497	$2,169,836	$1,682,504	$1,449,869
Ratios of expenses to average net assets
Expense ratio	1.44%	1.40%	1.40%	1.55%	1.47%
Expense ratio after expense reductions	1.56%	1.47%	1.40%	1.55%	1.48%
Ratios of net investment income (loss) to average net assets
After advisory/administration and other fee waivers	(0.15)%	(0.36)%	(0.57)%	(0.69)%	(0.73)%
Before advisory/administration and other fee waivers	(0.27)%	(0.43)%	(0.57)%	(0.69)%	(0.74)%
Portfolio turnover rate	142%	73%	33%	48%	42%

1  Per-share figures have been calculated using the average shares method.

2  Audited by other auditors.

3  Calculated using the average shares outstanding method.

4  Redemption fees added to paid-in capital are less than $0.005 per share.

5  Neither front-end sales load nor contingent deferred sales load is reflected in total return.

6  Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

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BlackRock

Small/Mid-Cap Growth Portfolio

Investment Goal

The fund seeks to provide growth of capital.

Primary Investment Strategies

Under normal market conditions, the fund invests at least 80% of total assets in small-capitalization and mid-capitalization companies.

The fund views small- and mid-capitalization companies as those that are less mature and appear to have the potential for rapid growth. Although a universal definition of small- and mid-capitalization companies does not exist, the fund generally defines these companies as those with market capitalizations similar to the market capitalizations of companies in the Russell 2500(TM) Growth Index (between approximately $68 million and $8.2 billion as of December 29, 2006) or a similar index. In the future, the fund may define small- or mid-capitalization companies using a different index or classification system. The fund may continue to hold or buy additional shares of a company that no longer is of comparable size if the fund management team continues to believe that those shares are an attractive investment. The fund's stock investments may include common and preferred stocks, securities convertible into common and preferred stock and warrants.

The fund uses research to identify potential investments, examining such features as a company's financial condition, business prospects, competitive position and business strategy. The fund looks for companies that have good current or prospective earnings and strong management teams.

The fund reserves the right to invest up to 20% of total assets in other securities. These may include other types of stocks, such as value or dividend stocks. They may also include bonds rated investment-grade at the time of purchase and their unrated equivalents, as well as U.S. government securities. From time to time the fund may invest without limit in shares of companies through initial public offerings (IPOs).

The fund generally will sell a stock when, in the management team's opinion, the stock reaches its price target, there is a deterioration in the company's fundamentals, a change in macroeconomic outlook, technical deterioration, valuation issues, a need to rebalance the portfolio or a better opportunity elsewhere.

IMPORTANT DEFINITIONS

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Fundamentals: "Fundamental" information about a company (such as its income statement, balance sheet, earnings and sales history, products and management).

Growth Companies: All stocks are generally divided into the categories of "growth" or "value," although there are times when a growth fund and value fund may own the same stock. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general and whose revenue growth is expected to continue for an extended period. These stocks typically pay relatively low dividends and sell at relatively high valuations. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas.

Investment Style: Refers to the guiding principles of a mutual fund's investment choices. The investment style of this fund is small- and mid-cap growth, referring to the type of securities the managers will choose for this fund.

Russell 2500(TM) Growth Index: An index composed of the Russell 2500(TM) companies with higher price-to-book ratios and higher forecasted growth values.

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It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund's primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment goal.

As part of its normal operations, the fund may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument at a specific price on or before a specific date. A future is an agreement to buy or sell an instrument at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in equity securities is that their prices fluctuate. The value of your investment can go up or down depending upon market conditions, which means you could lose money. The value of equity securities may decline due to developments relating to the issuer, industry factors or general market conditions. Equity securities generally have greater price volatility than fixed income securities.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant

20

ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund's investment than if the fund held the securities of larger, more established companies.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The value of any bonds held by the fund is likely to decline when interest rates rise; this risk is greater for bonds with longer maturities. It is also possible that a bond issuer could default on principal or interest payments, causing a loss for the fund.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performances. The investment performance of the fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund's performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are

21

potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective.

Any securities that are thinly traded or whose resale is restricted can be difficult to sell at the desired time and price. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper the fund's ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element. Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities. Where registration is required for restricted or illiquid securities, a considerable time period may elapse between the time the fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the fund might obtain less favorable pricing terms than when it decided to sell the security.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

On January 31, 2005, the fund reorganized with the State Street Research Emerging Growth Fund (the SSR Fund). The SSR Fund transferred substantially all of its assets and liabilities to the fund in exchange for shares of the fund, which were then distributed to SSR

22

Fund shareholders. For periods prior to January 31, 2005, the chart and table below show performance information for the SSR Fund, which had substantially similar investment goals and strategies as the fund. The information shows you how performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the performance to that of the Russell 2500(TM) Growth Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If certain expenses had not been waived or reimbursed during these periods, returns would have been lower.

The performance of R Shares for the period before they were launched is based on the performance of Institutional Shares adjusted to reflect the class specific fees applicable to R Shares at the time of such share class's launch. This information may be considered when assessing the fund's performance, but does not represent the actual performance of this share class.

As of 12/31

ANNUAL TOTAL RETURNS*

Small/Mid-Cap Growth

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
Small/Mid Cap Growth; R
Return Before Taxes	9.05%	6.83%	8.41%	10/04/93
Return After Taxes on Distributions	8.16%	6.48%	6.80%
Return After Taxes on Distributions and Sale of Shares	7.00%	5.86%	6.42%
Russell 2500(TM) Growth (Reflects no deduction for fees, expenses or taxes)	12.27%	7.62%	7.11%	N/A

  *  The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

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IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund's distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold R Shares of the fund.

Shareholder Fees

(Fees paid directly from your investment)

Redemption Fee* (as a percentage of amount redeemed)	2.0%

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		.75%
Distribution (12b-1) fees		.25%
Other expenses[1]		.61%
Service fees	.25%
Other	.36%
Acquired funds fees and expenses[2]		– –%
Total annual fund operating expenses		1.61%
Fee waivers and expense reimbursements[3]		– –%
Net expenses[3]		1.61%

  *  Fee applies only to shares that are redeemed or exchanged within 30 days of purchase.

  1  The R class is newly created and, accordingly, "Other expenses" are based on estimated amounts for the current fiscal year.

  2  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  3  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit R class expenses to 1.63% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
R Shares	$164	$508

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

24

Fund Management

The fund management team is led by Neil Wagner, Managing Director at BlackRock Advisors, LLC (BlackRock), Andrew F. Thut, Director at BlackRock, Eileen Leary, CFA, Managing Director at BlackRock, Rob Hallisey, Vice President at BlackRock and Andrew Leger, Director at BlackRock.

Mr. Wagner heads an investment team at BlackRock focused on small and mid-cap growth equities. He became a Managing Director at BlackRock in January 2004. Prior to joining BlackRock in April 2002, Mr. Wagner worked at Massachusetts Financial Services (MFS), focusing on small and mid-cap equities. Mr. Wagner joined MFS as a research analyst in 1998 and became a portfolio manager there in 2000. Prior to that, he was a senior equity research analyst at DFS Advisors LLC from 1997 to 1998.

Mr. Thut is a member of the small and mid-cap growth equity team and is also responsible for the coverage of the business services and retail sectors. Prior to joining BlackRock in April 2002, Mr. Thut had been an equity analyst on the small and mid-cap growth team at MFS since 1998. Prior to joining MFS, Mr. Thut had worked in the Technology Investment Banking Group at BT Alex Brown since 1995.

Ms. Leary joined BlackRock following the merger with State Street Research & Management (SSRM) in 2005. Prior to joining BlackRock, Ms. Leary was responsible for the State Street Research Mid-Cap Growth Fund's day-to-day portfolio management beginning in October 2002, when she became a Portfolio Manager SSRM. Previously, she had been an Equity Research Associate and an Analyst.

Mr. Hallisey is a member of BlackRock's small and mid-cap growth equity team. He is responsible for coverage of the health care sector. Prior to joining BlackRock in 2002, Mr. Hallisey was an equity analyst at Sirios Capital Management where he covered the health care sector for a large hedge fund. From 1991 to 2000, Mr. Hallisey worked at John Hancock Funds as an equity analyst and as an Assistant Portfolio Manager on the John Hancock Global Health Sciences Fund.

Mr. Leger is a member of the small and mid-cap growth equity team. He is responsible for coverage of the media and leisure, energy, defense, restaurant and industrial sectors. Mr. Leger joined BlackRock in 2002 from Schroders Investment Management N.A., where he was a small/mid-cap equity analyst covering telecommunications, capital goods, transportation and utilities. Previously, Mr. Leger was a small cap equity analyst at Delphi Management.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other

25

accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

Financial Highlights

Since R Shares of the fund had no performance history as of September 30, 2006, the financial information in the table below shows financial performance for the periods indicated for Investor A Shares of the fund. Although Investor A Shares are not offered in this Prospectus, the Investor A Shares would have substantially similar performance as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and performance would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are estimated to have expenses of 1.35% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the fund are expected to have expenses of 1.61% of average daily net assets (after waivers and reimbursements) for the current fiscal year. For periods prior to January 31, 2005, the table shows performance information for the SSR Fund, which reorganized with the fund on that date. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP (for periods through September 30, 2002) and Deloitte & Touche LLP (for periods after September 30, 2002). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

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FINANCIAL HIGHLIGHTS

(For an Investor A Share Outstanding Throughout Each Period)

Small/Mid-Cap Growth Portfolio

	INVESTOR A SHARES
	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04[1]	Year Ended 9/30/03[1]	Year Ended 9/30/02[1,2]
Net asset value at beginning of period	$14.48	$11.96	$11.63	$8.73	$9.27
Income from investment operations
Net investment loss	(0.15)[3]	(0.13)[3]	(0.14)	(0.11)	(0.09)
Net gain (loss) on investments (both realized and unrealized)	1.05	2.65	0.47	3.01	(0.45)
Total from investment operations	0.90	2.52	0.33	2.90	(0.54)
Less distributions
Distributions from capital gains	(0.64)	– –	– –	– –	– –
Total distributions	(0.64)	– –	– –	– –	– –
Redemption fees added to paid-in capital	– – [4]	– – [4]	– –	– –	– –
Net asset value at end of period	$14.74	$14.48	$11.96	$11.63	$8.73

Total return[5]	6.31%[6]	21.07%[6]	2.84%	33.22%	(5.93)%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$209,646	$215,622	$268,065	$117,571	$41,474
Ratios of expenses to average net assets
Expense ratio	1.35%	1.37%[7]	1.39%	1.40%	1.40%
Expense ratio after expense reductions	1.66%	1.64%	1.56%	1.78%	1.98%
Ratios of net investment loss to average net assets
After advisory/administration and other fee waivers	(1.00)%	(0.87)%	(1.09)%	(1.10)%	(0.90)%
Before advisory/administration and other fee waivers	(1.31)%	(1.14)%	(1.26)%	(1.48)%	(1.48)%
Portfolio turnover rate	49%	122%	208%	167%	168%

1  Per-share figures have been calculated using the average shares method.

2  Audited by other auditors.

3  Calculated using the average shares outstanding method.

4  Redemption fees added to paid-in capital are less than $0.005 per share.

5  Neither front-end sales load nor contingent deferred sales load is reflected in total return.

6  Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

7  For the period October 1, 2004, through January 31, 2005, the expense ratio reflects the expenses of the State Street Research Emerging Growth Fund prior to its reorganization with the Small Mid-Cap Growth Portfolio on January 31, 2005. The expense ratio for the period October 1, 2004 through January 31, 2005 was 1.41%. The expense ratio of the Portfolio for the period February 1, 2005, through September 30, 2005, was 1.35%.

27

About Your Investment

Buying Shares

R Shares are available only to certain authorized qualified employee benefit plans. If you buy R Shares, you will pay neither an initial sales charge nor a contingent deferred sales charge. However, Class R shares are subject to a distribution fee of 0.25% per year and a shareholder servicing fee of 0.25% per year.

What Price Per Share Will You Pay?

The price of mutual fund shares generally changes every day the New York Stock Exchange (NYSE) is open (business day). A mutual fund is a pool of investors' money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $50 million and has 5 million shares outstanding, the net asset value (NAV) per share is $10. When you buy R Shares you pay the NAV per share.

Purchase orders received by the close of regular trading on the NYSE (currently 4 p.m. (Eastern time)) on each day the NYSE is open will be priced based on the NAV calculated at the close of trading on that day. NAV is calculated separately for each class of shares of each fund as of the close of business on the NYSE, generally 4 p.m. (Eastern time), each day the NYSE is open. Shares will not be priced on days the NYSE is closed. Purchase orders received after the close of trading will be priced based on the next calculation of NAV. The non-U.S. securities and certain other securities held by a fund may trade on days when the NYSE is closed. In these cases, net asset value of shares may change when fund shares cannot be bought or sold.

Since the NAV changes daily, the price you pay for your shares depends on the time that your order is received by the Fund's transfer agent, whose job it is to keep track of shareholder records.

Each fund's assets are valued primarily on the basis of market quotations. Certain short-term debt securities are valued on the basis of amortized cost. When a determination is made that market quotations are not readily available, including, but not limited to, when (i) the exchange or market on which a security is traded does not open for trading for an entire trading day and no other market prices are available, (ii) a particular security does not trade regularly or has had its trading halted, (iii) a security does

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not have a price source due to its lack of liquidity, (iv) BlackRock believes a market quotation from a broker-dealer is unreliable (e.g., where it varies significantly from a recent trade), (v) the security is thinly traded or (vi) there has been a significant subsequent event, each fund values the affected securities at fair value as determined by BlackRock pursuant to procedures adopted by the Fund's Board of Trustees. For example, the fund will value a security that trades principally on a foreign market using the most recent closing market price from the market on which the security principally trades, unless, in BlackRock's judgment, a significant event subsequent to the market close has rendered such market closing price unreliable. Because significant events could affect the value of a foreign security between the close of the foreign market where the security is principally traded and the time the fund calculates its NAV, such closing price may not be reflective of current market conditions. In this case, the fund will use what it believes to be the fair value of the security as of the time the fund calculates its NAV.

Fair value represents a good faith approximation of the value of a security. A security's valuation may differ depending on the method used for determining value. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining a fund's NAV. As a result, a fund's sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Paying for Shares

Payment for an order must normally be made in Federal funds or other funds immediately available by 4 p.m. (Eastern time) on the first business day following receipt of the order. If payment is not received by this time, the order will be cancelled and you and your financial intermediary will be responsible for any loss to the Fund.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Fund, to obtain, verify and record information that identifies each person who opens an account. When opening an account, you will be asked for your name, address, date of birth

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and other information that will allow the Fund to identify you. The Fund may also ask to see other identifying documents such as a driver's license (for individuals) or Articles of Incorporation or other formation documents (for institutions). The Fund may use a third party to obtain and verify this information. The Fund may not be able to establish an account, or it may close your existing account and/or redeem your shares involuntarily, if you do not provide sufficient information within the relevant time periods.

How Much is the Minimum Investment?

The minimum investment for the initial purchase of R Shares is $100. There is a $50 minimum for all subsequent investments. The Fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements for any shareholder and suspend and resume the sale of any share class of any fund at any time for any reason.

Distribution and Service Plan

The Fund has adopted a plan (the Plan) that allows the Fund to pay distribution fees for the sale of its shares under Rule 12b-1 of the Investment Company Act and shareholder servicing fees for certain services provided to its shareholders.

Under the Plan, R Shares pay a fee (distribution fees) to BlackRock Distributors, Inc. (the Distributor) and/or affiliates of PNC Bank or Merrill Lynch & Co., Inc. (Merrill Lynch) (including BlackRock) for distribution and sales support services. The distribution fees may be used to pay the Distributor for distribution services and to pay the Distributor and affiliates of PNC Bank or Merrill Lynch (including BlackRock) for sales support services provided in connection with the sale of R Shares. The distribution fees may also be used to pay brokers, dealers, financial institutions and industry professionals (including BlackRock, PNC Bank, Merrill Lynch and their affiliates) (Service Organizations) for sales support services and related expenses. All R Shares pay a maximum distribution fee of 0.25% per year of the average daily net asset value of each fund attributable to R Shares.

Under the Plan, the Fund also pays shareholder servicing fees to Service Organizations whereby the Service Organizations provide support services to their customers who own R Shares in return for these fees. The Fund may pay a shareholder servicing fee of up to .25% per year of the average daily net asset value of R Shares of a fund. All R Shares pay this shareholder servicing fee.

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In return for the shareholder servicing fee, Service Organizations (including BlackRock) may provide one or more of the following services to their customers who own R Shares:

(1)  Responding to customer questions on the services performed by the Service Organization and investments in R Shares;

(2)  Assisting customers in choosing and changing dividend options, account designations and addresses; and

(3)  Providing other similar shareholder liaison services.

The shareholder servicing fees payable pursuant to the Plan are fees payable for the administration and servicing of shareholder accounts and not costs which are primarily intended to result in the sale of a fund's shares.

Because the fees paid by the Fund under the Plan are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

For more information on the Plan, including a complete list of services provided thereunder, see the SAI.

In addition to, rather than in lieu of, distribution and shareholder servicing fees that the Fund may pay to a Service Organization pursuant to the Plan and fees the Fund pays to its transfer agent, the Fund may enter into non-Plan agreements with Service Organizations pursuant to which the Fund will pay a Service Organization for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization or (2) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial.

The Plan permits BlackRock, the Distributor and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Fund). From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits. BlackRock, the Distributor and their affiliates may compensate

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affiliated and unaffiliated Service Organizations for the sale and distribution of shares of the Fund or for these other services to the Fund and shareholders. These payments would be in addition to the Fund payments described in this Prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Service Organization, or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as "revenue sharing" payments. In some circumstances, these revenue sharing payments may create an incentive for a Service Organization, its employees or associated persons to recommend or sell shares of the Fund to you. Please contact your Service Organization for details about payments it may receive from the Fund or from BlackRock, the Distributor or their affiliates. For more information, see the SAI.

Selling Shares

Authorized qualified employee benefit plan participants may redeem R Shares in accordance with the procedures applicable to their plan accounts. These procedures will vary according to the type of account and the plan involved and customers should consult their account managers in this regard. Authorized qualified employee benefit plans are responsible for transmitting redemption orders to PFPC and crediting their customers' accounts with redemption proceeds on a timely basis.

Authorized qualified employee benefit plans may place redemption orders by telephoning (800) 441-7762. Shares are redeemed at the NAV per share next determined after receipt of the redemption order minus any applicable redemption fee. See "Market Timing and Redemption Fees" below. The Fund, its administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures.

Payment for redeemed shares for which a redemption order is received before 4 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming plan on the next business day, provided that the funds' custodian is also open for

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business. Payment for redemption orders received after 4 p.m. (Eastern time) or on a day when the funds' custodian is closed is normally wired in Federal funds on the next business day following redemption on which the funds' custodian is open for business. The Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of the Fund, an earlier payment could adversely affect a fund. No charge for wiring redemption payments is imposed by the Fund, although plans may charge their customer accounts for redemption services. Information relating to such redemption services and charges, if any, should be obtained by customers from their plans.

During periods of substantial economic market change telephone redemptions may be difficult to complete. Redemption requests may also be mailed to BlackRock Funds, c/o PFPC Inc., P.O. Box 9819, Providence, RI 02940.

The Fund is not responsible for the efficiency of the Federal wire system or the shareholder's firm or bank. The Fund does not currently charge for wire transfers. The shareholder is responsible for any charges imposed by the shareholder's bank. To change the name of the single, designated bank account to receive wire redemption proceeds, it is necessary to send a written request to BlackRock Funds, c/o PFPC Inc., P.O. Box 9819, Providence, RI 02940.

The Fund may refuse a telephone redemption request if it believes it is advisable to do so.

Market Timing and Redemption Fees

The Board of Trustees of the Fund has determined that the interests of long-term shareholders and the Fund's ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations—also known as "market timing." The funds are not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege for Investor, Institutional and R Shares is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of a fund and its shareholders.

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For example, large flows of cash into and out of a fund may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve the fund's investment goal. Frequent trading may cause a fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce a fund's performance.

A fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of the fund's portfolio securities and the determination of the fund's NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling fund shares at a price that does not reflect their true value. A similar risk exists for funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. The Fund will seek to eliminate these opportunities by using fair value pricing, as described in "What Price Per Share Will You Pay?" above.

The Fund discourages market timing and seeks to prevent frequent purchases and sales or exchanges of fund shares that it determines may be detrimental to a fund or long-term shareholders. The Board of Trustees has approved the policies discussed below to seek to deter market timing activity. The Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of fund shares because legitimate strategies, such as asset allocation, dollar cost averaging or similar activities, may result in frequent trading of fund shares. It is not expected that shareholders would be harmed by such legitimate activities.

If, as a result of its own investigation, information provided by a financial intermediary or other third party, or otherwise, the Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If the Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and the Fund will not be responsible for any losses you therefore may suffer. In addition, any redemptions or exchanges that you make (as a result of the

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activity described above or otherwise) will be subject to any and all redemption fees, as described below. For transactions placed directly with the Fund, the Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Fund. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide the Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated are not known by the Fund. While the Fund monitors for market timing activity, the Fund may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the funds. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a financial intermediary is determined by the Fund to be engaged in market timing or other improper trading activity, the Fund's distributor may terminate such financial intermediary's agreement with the distributor, suspend such financial intermediary's trading privileges or take other appropriate actions.

Each of the Fund's High Yield Bond, International Bond, Aurora, Small/Mid-Cap Growth, Small Cap Value Equity, Small Cap Core Equity, Small Cap Growth Equity, Health Sciences Opportunities, Global Science & Technology Opportunities, Global Resources, All-Cap Global Resources, U.S. Opportunities, Global Opportunities and International Opportunities Portfolios will automatically assess and retain a fee of 2% of the current NAV, after excluding the effect of any contingent deferred sales charges, of shares being redeemed or exchanged within 30 days of acquisition (other than those acquired through reinvestment of dividends or other distributions). A new 30-day period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Portfolio A are exchanged for shares of Portfolio B 20 days after the purchase of the Portfolio A shares, followed in 20 days by an exchange of the Portfolio B shares for shares of Portfolio C, will be subject to two redemption fees (one on each exchange).

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The redemption fee is for the benefit of the remaining shareholders of a fund and is intended to encourage long-term investment, to compensate for transaction and other expenses caused by early redemptions and exchanges, and to facilitate portfolio management. The "first-in, first-out" method is used to determine the holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. The Fund sells shares to some 401(k) plans, 403(b) plans, bank or trust company accounts, and accounts of certain financial institutions or intermediaries that do not apply the redemption fee to underlying shareholders, often because of administrative or systems limitations. From time to time, with the approval of the Fund, the redemption fee will not be assessed on redemptions or exchanges by: (i) accounts of asset allocation programs or wrap programs whose trading practices are determined by the Fund not to be detrimental to a fund or long-term shareholders (e.g., model driven programs with periodic automatic portfolio rebalancing that prohibit participant-directed trading and other programs with similar characteristics); (ii) accounts of shareholders who have died or become disabled; (iii) shareholders redeeming or exchanging shares through the Fund's Systematic Withdrawal Plan, Systematic Exchange Plan or in connection with required distributions from an IRA, 401(k) plan, 403(b) plan or any other Internal Revenue Code Section 401 qualified employee benefit plan or account, or distribution from a 529 plan; (iv) shareholders executing rollovers of current investments in the Fund through qualified employee benefit plans; and (v) certain other accounts in the absolute discretion of the Fund when the redemption fee is de minimis or a shareholder can demonstrate hardship. The Fund reserves the right to modify or eliminate these waivers at any time.

There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

The Fund may from time to time use other methods that it believes are appropriate to deter market timing or other trading activity that may be detrimental to a fund or long-term shareholders.

The Fund's Rights

The Fund may:
■  Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act,

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■  Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act or as described in the third paragraph in the section "Selling Shares" above,

■  Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level, as described below, and

■  Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act.

Accounts with Low Balances

The Fund may redeem a shareholder's account in any fund at any time if the net asset value of the account in such fund falls below the required minimum initial investment as the result of a redemption or an exchange request. The shareholder will be notified in writing that the value of the account is less than the required amount and the shareholder will be allowed 60 days to make additional investments before the redemption is processed.

Management

IMPORTANT DEFINITIONS

Adviser: The adviser of a mutual fund is responsible for the overall investment management of the fund. The adviser for BlackRock Funds is BlackRock Advisors, LLC.

BlackRock Funds' adviser is BlackRock Advisors, LLC (BlackRock). BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 100 Bellevue Parkway, Wilmington, DE 19809. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with approximately $1.125 trillion of assets under management as of December 31, 2006. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc. and Merrill Lynch & Co., Inc.

For its investment advisory services, BlackRock is entitled to fees computed daily on a fund-by-fund basis and payable monthly. For the fiscal year ended September 30, 2006, the aggregate advisory fees paid by the funds to BlackRock, as a percentage of average daily net assets, were:

Mid-Cap Growth	0.78%
Aurora	0.81%
Small/Mid-Cap Growth	0.73%

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The total annual advisory fees that can be paid to BlackRock (as a percentage of average daily net assets), are as follows:

Total Annual Advisory Fee for the Mid-Cap Growth Equity Portfolio (Before Waivers)

AVERAGE DAILY NET ASSETS	INVESTMENT ADVISORY FEE
First $1 billion	0.800%
$1 billion-$2 billion	0.700%
$2 billion-$3 billion	0.650%
more than $3 billion	0.625%

Total Annual Advisory Fee for the Aurora Portfolio (Before Waivers)

AVERAGE DAILY NET ASSETS	INVESTMENT ADVISORY FEE
First $1 billion	0.850%
$1 billion-$2 billion	0.800%
$2 billion-$3 billion	0.750%
more than $3 billion	0.700%

Total Annual Advisory Fee for the Small/Mid-Cap Growth Portfolio (Before Waivers)

AVERAGE DAILY NET ASSETS	INVESTMENT ADVISORY FEE
First $1 billion	0.750%
$1 billion-$2 billion	0.700%
$2 billion-$3 billion	0.675%
more than $3 billion	0.650%

A discussion regarding the basis for the Board of Trustees of the Fund approving the Fund's investment advisory contracts is available in the Fund's semi-annual report to shareholders.

Information about the portfolio manager for each of the funds is presented in the appropriate fund section.

As discussed above, BlackRock has agreed contractually to cap net expenses (excluding (i) interest, taxes, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by a fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, a fund's investments; and (iv) other extraordinary expenses not incurred in

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the ordinary course of a fund's business, if any) of each share class of each fund at the levels shown in each fund's expense table.

To achieve this cap, BlackRock and the Fund have entered into an expense limitation agreement. The agreement sets a limit on certain of the operating expenses of each class of shares and requires BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit.

If within two years following a waiver or reimbursement, the operating expenses of a share class that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that share class, the share class is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the fund of which the share class is a part has more than $50 million in assets, (2) BlackRock or an affiliate serves as the fund's investment adviser or administrator and (3) the Board of Trustees of the Fund has approved in advance the payments to BlackRock at the previous quarterly meeting of the Board.

Conflicts of Interest

The investment activities of BlackRock and its affiliates (including, for these purposes, Merrill Lynch & Co., Inc., BlackRock, Inc., The PNC Financial Services Group, Inc. and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively with BlackRock, the Affiliates)) in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock provides investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the funds. BlackRock and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more Affiliates act or may act as an investor, investment banker, research provider, investment manager, financer, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in the global fixed income, currency, commodity, equity and other markets in which the funds directly and indirectly invest. Thus, it is likely that the funds will have multiple business relationships with and will invest in, engage

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in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate performs or seeks to perform investment banking or other services. One or more Affiliates may engage in proprietary trading and advise accounts and mutual funds that have investment objectives similar to those of the funds and/or that engage in and compete for transactions in the same types of securities, currencies and instruments as the funds. The trading activities of these Affiliates are carried out without reference to positions held directly or indirectly by the funds and may result in an Affiliate having positions that are adverse to those of the funds. No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the funds. As a result, an Affiliate may compete with the funds for appropriate investment opportunities. The results of the funds' investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the funds could sustain losses during periods in which one or more Affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the funds may, from time to time, enter into transactions in which an Affiliate or its other clients have an adverse interest. Furthermore, transactions undertaken by an Affiliate or Affiliate-advised clients may adversely impact the funds. Transactions by one or more Affiliate-advised clients or BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the funds. The funds' activities may be limited because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. In addition, the funds may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. The funds also may invest in securities of companies for which an Affiliate provides or may some day provide research coverage. An Affiliate may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the funds or who engage in transactions with or for the funds. The funds may also make brokerage and other payments to an Affiliate in connection with the funds' portfolio investment transactions.

Under a securities lending program approved by the Fund's Board of Trustees, the Fund has retained an Affiliate of BlackRock to

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serve as the securities lending agent for the funds to the extent that a fund participates in the securities lending program. For these services, the lending agent may receive a fee from the funds, including a fee based on the returns earned on the funds' investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the funds may lend its portfolio securities under the securities lending program.

The activities of BlackRock or its Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.

Dividends and Distributions

BlackRock Funds makes two kinds of distributions to share- holders: net investment income and net realized capital gains.

The Fund will distribute net investment income, if any, at least annually. Net realized capital gains (including net short-term capital gains), if any, will be distributed by a fund at least annually at a date determined by the Fund's Board of Trustees.

Your distributions will be reinvested at net asset value in new shares of the same class of the fund unless you instruct PFPC in writing to pay them in cash. There are no sales charges on these reinvestments.

If you invest in a fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as "buying a dividend." Distributions that are declared in October, November or December, but paid in January are taxable as if they were paid in December.

Taxation of Distributions

Distributions paid out of a fund's "net capital gain" will be taxed to shareholders as long-term capital gain, regardless of how long a shareholder has owned shares. Distributions of net investment income and net short-term capital gains will generally be taxed to shareholders as ordinary dividend income. However, individual shareholders who satisfy certain holding period requirements and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are

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attributable to "qualified dividend income" received by the fund. "Qualified dividend income" generally consists of dividends received from U.S. corporations (other than dividends from tax exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations.

Your annual tax statement from the Fund will present in detail the tax status of your distributions for each year.

When you sell your shares of a fund, you may realize a capital gain or loss. Use of the exchange privilege also will be treated as a taxable event because it will be deemed a redemption and subsequent purchase of the shares involved. Therefore, use of the exchange privilege may be subject to federal, state and local income tax.

Distributions paid by a fund with respect to certain qualifying dividends received by the fund from domestic corporations may be eligible for the corporate dividends received deduction.

If you do not provide a fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

Non-U.S. investors may be subject to U.S. withholding and/or estate tax, and will be subject to special U.S. tax certification requirements. Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax adviser about federal, state and local tax consequences of owning shares of the Fund.

Exchange Privilege

Once you are a shareholder, you have the right to exchange R Shares from one BlackRock fund to R Shares of another to meet your changing financial needs. Please note that you can exchange only into a share class and fund that are offered to your employee benefit plan and that are open to new investors, unless you have a current account in a fund that is offered to your employee benefit plan but that is closed to new investors.

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You can exchange $1,000 or more from one BlackRock fund into another. R Shares of each fund may be exchanged for shares of the same class of other funds which offer that class of shares, based on their respective net asset values. (You can exchange less than $1,000 if you already have an account in the fund into which you are exchanging.) For Federal income tax purposes a share exchange is a taxable event and a capital gain or loss may be realized. Please consult your tax or other financial adviser before making an exchange request.

There are several ways to make an exchange: you may call the Fund at (800) 441-7762 and speak with one of our representatives, make the exchange via the Internet by accessing your account online, or you may send a written request to us at BlackRock Funds c/o PFPC Inc., P.O. Box 9819, Providence, RI 02940-8019. Please note, if you indicated on your New Account Application that you did not want the Telephone Exchange Privilege, you will not be able to place exchanges via the telephone until you update this option either in writing or by calling our Service Center. The Fund has the right to reject any telephone request for any reason.

The Fund may suspend or terminate your exchange privilege at any time for any reason, including if the Fund believes, in its sole discretion, that you are engaging in market timing activities. See "Market Timing and Redemption Fees" above.

The Fund reserves the right to modify, limit the use of, or terminate the exchange privilege at any time for any reason.

Retirement Plans

Shares may be purchased in conjunction with individual retirement accounts (IRAs), rollover IRAs and 403(b) plans where PNC Bank or any of its affiliates acts as custodian. For more information about applications or annual fees, please contact BlackRock Funds c/o PFPC Inc., at P.O. Box 9819, Providence, Rhode Island 02940-8019, or call (800) 441-7762. Investors will be charged an annual fee of $15 for all of the IRA and 403(b) accounts they have under their Social Security number (therefore if you own a 403(b) account, a Roth IRA, a Traditional IRA and a Rollover IRA, you would only be charged one $15 fee). In addition, 403(b) accounts will be charged a separate loan application/processing fee of $25. To determine if you are eligible for an IRA or 403(b) plan and whether an IRA or 403(b) plan is appropriate for you, you should consult with a tax adviser.

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Statements

Every shareholder automatically receives quarterly account statements. In addition, for tax purposes, shareholders also receive a yearly statement describing the characteristics of any dividends or other distributions received.

Important Notice Regarding Delivery of Shareholder Documents

The funds deliver only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements to shareholders with multiple accounts at the same address. This practice is known as "householding" and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Electronic Access to Annual Reports, Semi-Annual Reports and Prospectuses

Electronic copies of most financial reports and prospectuses are available on the Fund's website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1) Access the BlackRock website at http://www.blackrock.com/edelivery

2) Log into your account

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, Clients) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

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If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

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For more information

This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Fund is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports

These reports contain additional information about each of the funds' investments. The annual report describes the funds' performance, lists portfolio holdings, and discusses recent market conditions, economic trends and fund investment strategies that significantly affected the funds' performance for the last fiscal year.

Statement of Additional Information (SAI)

A Statement of Additional Information, dated January 31, 2007, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the Fund, may be obtained free of charge, along with the Fund's annual and semi-annual reports, by calling (800) 441-7762. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus.

BlackRock Investor Services

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:00 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 441-7762.

An investor in any fund can call the National TTY Relay Number at (800) 688-4889 with his or her TTY machine. A Relay agent will assist the investor with all inquiries made to a Shareholder Account Service Representative.

Purchases and Redemptions

Call your registered representative or (800) 441-7762.

World Wide Web

Access general fund information and specific fund performance, including SAI and annual/semi-annual reports, free of charge. Request mutual fund prospectuses and literature. Forward mutual fund inquiries. www.blackrock.com/funds

Written Correspondence

BlackRock Funds
c/o PFPC Inc.
PO Box 9819
Providence, RI 02940-8019

Overnight Mail

BlackRock Funds
c/o PFPC Inc.
101 Sabin Street
Pawtucket, RI 02860

Internal Wholesalers/Broker Dealer Support

Available to support investment professionals 8:30 a.m. to 6:00 p.m. (Eastern time), Monday - Friday. Call: (800) 882-0052.

Portfolio Characteristics and Holdings

A description of the Funds' policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 882-0052.

Securities and Exchange Commission

You may also view and copy public information about the Fund, including the SAI, by visiting the EDGAR database on the SEC Web site (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC directly at (202) 551-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549.

INVESTMENT COMPANY ACT FILE NO. 811-05742

PRO-EQ-R 07

ALTERNATIVES BLACKROCK SOLUTIONS EQUITIES FIXED INCOME LIQUIDITY REAL ESTATE

BlackRock Funds
Money Market Portfolios

Investor Shares

Prospectus

January 31, 2007

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

Money Market

U.S. Treasury Money Market

Municipal Money Market

New Jersey Municipal Money Market

North Carolina Municipal Money Market

Ohio Municipal Money Market

Pennsylvania Municipal Money Market

Virginia Municipal Money Market

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of

Contents

How to find the information you need	How to find the information you need	1

	THE BLACKROCK MONEY MARKET PORTFOLIOS

	Money Market	2

	U.S. Treasury Money Market	8

	Municipal Money Market	13

	New Jersey Municipal Money Market	19

	North Carolina Municipal Money Market	25

	Ohio Municipal Money Market	32

	Pennsylvania Municipal Money Market	38

	Virginia Municipal Money Market	45

About Your Investment	How to Buy/Sell Shares	51

	Dividends/Distributions/Taxes	65

	Services for Shareholders	67

How to Find the
Information You Need

About BlackRock Funds

This is the BlackRock Money Market Portfolios Prospectus. It has been written to provide you with the information you need to make an informed decision about whether to invest in BlackRock Funds (the Fund). The Fund's investment adviser is BlackRock Advisors, LLC (BlackRock).

This Prospectus contains information on 8 of the BlackRock Money Market funds. The Prospectus is organized so that each fund has its own short section. Simply turn to the section for any particular fund to read about important fund facts. Also included are sections that tell you about buying and selling shares, certain fees and expenses, shareholder features of the funds and your rights as a shareholder. These sections apply to all the funds.

If you have questions after reading the Prospectus, ask your registered representative for assistance. Your investment professional has been trained to help you decide which investments are right for you.

1

BlackRock

Money Market Portfolio

IMPORTANT DEFINITIONS

Asset-Backed Securities: Debt securities that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Commercial Paper: Short-term securities with maturities of 1 to 397 days which are issued by banks, corporations and others.

Dollar-Weighted Average Maturity: The average maturity of the fund is the average amount of time until the organizations that issued the debt securities in the fund's portfolio must pay off the principal amount of the debt. "Dollar-weighted" means the larger the dollar value of debt security in the fund, the more weight it gets in calculating this average.

Liquidity: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

Net Asset Value (NAV): The value of everything the fund owns, minus everything it owes, divided by the number of shares held by investors.

Repurchase Agreement: A special type of short-term investment. A dealer sells securities to a fund and agrees to buy them back later at a set price. In effect, the dealer is borrowing the fund's money for a short time, using the securities as collateral.

Variable or Floating Rate Securities: Securities whose interest rates adjust automatically after a certain period of time and/or whenever a predetermined standard interest rate changes.

Investment Goal

The fund seeks as high a level of current income as is consistent with maintaining liquidity and stability of principal.

Primary Investment Strategies

In pursuit of this goal, the fund invests in a broad range of short term, high quality U.S. dollar-denominated money market instruments, including government, U.S. and foreign bank, commercial and other obligations. Under normal market conditions, at least 25% of the fund's total assets will be invested in obligations of issuers in the financial services industry or in obligations, such as repurchase agreements, secured by such obligations.

Specifically, the fund may invest in:

1)  U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets of more than $1 billion (including obligations of foreign branches of such banks).

2)  High quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard and Poor's, Prime-2 or higher by Moody's or F-2 or higher by Fitch, as well as high quality corporate bonds rated A or higher at the time of purchase by those rating agencies.

3)  Unrated notes, paper and other instruments that are determined by the fund manager to be of comparable quality to the instruments described above.

4)  Asset-backed securities (including interests in pools of assets such as mortgages, installment purchase obligations and credit card receivables).

5)  Securities issued or guaranteed by the U.S. Government or by its agencies or authorities.

6)  Dollar-denominated securities issued or guaranteed by foreign governments or their political subdivisions, agencies or authorities.

7)  Repurchase agreements relating to the above instruments.

The fund seeks to maintain a net asset value of $1.00 per share.

The securities purchased by the fund are subject to the quality, diversification and other requirements of Rule 2a-7 under the

2

Investment Company Act and other rules of the Securities and Exchange Commission.

Quality

The fund manager, under guidelines established by the Fund's Board of Trustees, will only purchase securities that have short-term debt ratings at the time of purchase in the two highest rating categories from at least two nationally recognized statistical rating organizations (NRSROs), or one such rating if the security is rated by only one NRSRO. Securities that do not have a short-term rating must be determined by the fund manager to be of comparable quality.

Maturity

The fund is managed so that the dollar-weighted average maturity of all its investments will be 90 days or less. The fund will buy only those securities which have remaining maturities of 397 days or less (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements). The fund's securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and fluctuate more in value.

Normally, the fund may hold up to 20% of its assets in uninvested cash reserves. Uninvested cash will not earn income.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The value of money market investments tends to fall when prevailing interest rates rise, when an issuer's creditworthiness declines or when the rate of inflation increases, although they're generally less sensitive to such changes than longer-term securities.

Because of its concentration in the financial services industry, the fund will be exposed to a large extent to the risks associated with that industry, such as government regulation, the availability and cost of capital funds, consolidation and general economic conditions. Financial services companies are also exposed to losses if borrowers and other counter-parties experience financial problems and/or cannot repay their obligations.

The obligations of foreign banks and other foreign issuers may involve certain risks in addition to those of domestic issuers, including higher transaction costs, less complete financial information, political and economic instability, less stringent regulatory requirements and less market liquidity.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying

3

degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund is able to invest in securities issued by private companies, which subjects it to credit risk, which refers to the possibility that the issuer of a security will not be able to make principal or interest payments.

The fund could lose money if a seller under a repurchase agreement defaults or declares bankruptcy.

The fund may purchase variable and floating rate instruments. The absence of an active market for these securities could make it difficult for the fund to dispose of them if the issuer defaults.

Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Investor A Shares (in the chart) and Investor A, B and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31  Investor A Shares

ANNUAL TOTAL RETURNS*

Money Market

4

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
Money Market; Inv A
Return Before Taxes	4.39%	1.83%	3.29%	10/04/89
Money Market; Inv B
Return Before Taxes	3.93%	1.38%	2.73%	10/04/89
Money Market; Inv C
Return Before Taxes	3.93%	1.38%	2.72%	10/04/89

  *  The chart and the table both assume reinvestment of dividends and distributions.

  1  Inception date of the fund's oldest class(es).

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

	A Shares	B Shares	C Shares
Advisory fees	.43%	.43%	.43%
Distribution (12b-1) fees	– –%	.75%	.75%
Other expenses	.50%	.71%	.62%
Service fees	.25%	.25%	0.25%
Other	.25%	.46%	0.37%
Total annual fund operating expenses	.93%	1.89%	1.80%
Fee waivers and expense reimbursements*	.04%	.40%	.31%
Net expenses*	.89%	1.49%	1.49%

  *  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit expenses to 0.89% (for Investor A Shares) (0.80% including voluntary waivers, which waivers may be terminated by BlackRock at any time) and 1.49% (for Investor B and C Shares) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. Net expenses for Investor B and C Shares of the fund are estimated to be 1.24% as a result of the fund voluntarily waiving the 0.25% service fee on those shares. These voluntary waivers may be terminated at any time. See the "Management" section for a discussion of these waivers and reimbursements.

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund's distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

5

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
A Shares	$91	$292	$511	$1,139
B Shares*	$152	$555	$984	$1,927**/$1,809***
C Shares*	$152	$536	$946	$2,090

  *  These expense figures do not reflect the imposition of the deferred sales charge which may be deducted upon the redemption of Investor B or Investor C Shares of the fund received in an exchange transaction for Investor B or Investor C Shares of a non-money market investment portfolio of the Fund as described in the applicable prospectuses. No deferred sales charge is deducted upon the redemption of Investor B or Investor C Shares of the fund that are purchased from the Fund and not acquired by exchange.

  **  Based on the conversion of Investor B Shares to Investor A Shares after eight years (applies to shares received in an exchange transaction for Investor B Shares of an equity portfolio of the Fund).

  ***  Based on the conversion of Investor B Shares to Investor A Shares after seven years (applies to shares received in an exchange transaction for Investor B Shares of a bond portfolio of the Fund).

Financial Highlights

The financial information in the tables below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

6

FINANCIAL HIGHLIGHTS

(For an Investor A, B or C Share Outstanding Throughout Each Period)

Money Market Portfolio

	INVESTOR A SHARES					INVESTOR B SHARES
	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	0.0399	0.0199	0.0044	0.0056	0.0139	0.0354	0.0151	0.0015	0.0014	0.0079
Total from investment operations	0.0399	0.0199	0.0044	0.0056	0.0139	0.0354	0.0151	0.0015	0.0014	0.0079
Less distributions
Distributions from net investment income	(0.0399)	(0.0199)	(0.0044)	(0.0056)	(0.0139)	(0.0354)	(0.0151)	(0.0015)	(0.0014)	(0.0079)
Total distributions	(0.0399)	(0.0199)	(0.0044)	(0.0056)	(0.0139)	(0.0354)	(0.0151)	(0.0015)	(0.0014)	(0.0079)
Net asset value at end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	4.07%	2.01%	0.44%	0.57%	1.39%	3.60%	1.52%	0.15%	0.14%	0.79%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$399,656	$433,609	$362,495	$451,676	$539,268	$19,462	$18,716	$8,924	$13,490	$21,864
Ratios of expenses to average net assets
Net expenses	0.79%	0.76%	0.82%	0.89%	0.89%	1.24%	1.24%	1.10%	1.34%	1.49%
Total expenses	1.05%	1.06%	1.13%	1.11%	1.08%	1.83%	1.74%	1.79%	1.86%	1.83%[2]
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	3.98%	2.04%	0.43%	0.57%	1.38%	3.54%	1.66%	0.14%	0.15%	0.77%
Before advisory/administration and other fee waivers	3.72%	1.74%	0.12%	0.36%	1.19%	2.95%	1.16%	(0.55)%	(0.37)%	0.42%[2]

	INVESTOR C SHARES
	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	0.0354	0.0151	0.0014	0.0014	0.0078
Total from investment operations	0.0354	0.0151	0.0014	0.0014	0.0078
Less distributions
Distributions from net investment income	(0.0354)	(0.0151)	(0.0014)	(0.0014)	(0.0078)
Total distributions	(0.0354)	(0.0151)	(0.0014)	(0.0014)	(0.0078)
Net asset value at end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	3.60%	1.52%	0.15%	0.14%	0.79%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$8,866	$5,043	$884	$2,197	$7,873
Ratios of expenses to average net assets
Net expenses	1.24%	1.24%	1.10%	1.35%	1.49%
Total expenses	1.78%	1.73%	1.79%	1.86%	1.83%[2]
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	3.59%	1.79%	0.14%	0.15%	0.79%
Before advisory/administration and other fee waivers	3.05%	1.30%	(0.56)%	(0.35)%	0.45%[2]

1  Audited by other auditors.

2  Certain prior year amounts were reclassified to conform to current year presentation.

7

BlackRock

U.S. Treasury Money Market Portfolio

IMPORTANT DEFINITIONS

Dollar-Weighted Average Maturity: The average maturity of the fund is the average amount of time until the organizations that issued the debt securities in the fund's portfolio must pay off the principal amount of the debt. "Dollar-weighted" means the larger the dollar value of debt security in the fund, the more weight it gets in calculating this average.

Liquidity: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

Net Asset Value (NAV): The value of everything the fund owns, minus everything it owes, divided by the number of shares held by investors.

Repurchase Agreement: A special type of short-term investment. A dealer sells securities to a fund and agrees to buy them back later at a set price. In effect, the dealer is borrowing the fund's money for a short time, using the securities as collateral.

Variable or Floating Rate Securities: Securities whose interest rates adjust automatically after a certain period of time and/or whenever a predetermined standard interest rate changes.

Investment Goal

The fund seeks as high a level of current income as is consistent with maintaining liquidity and stability of principal.

Primary Investment Strategies

In pursuit of this goal, the fund normally invests at least 80% of its net assets in short-term bills, notes and other obligations issued or guaranteed by the U.S. Treasury and related repurchase agreements.

The fund seeks to maintain a net asset value of $1.00 per share.

The securities purchased by the fund are subject to the quality, diversification and other requirements of Rule 2a-7 under the Investment Company Act and other rules of the Securities and Exchange Commission.

Quality

The fund manager, under guidelines established by the Fund's Board of Trustees, will purchase securities that have short-term debt ratings at the time of purchase in the two highest rating categories from at least two nationally recognized statistical rating organizations (NRSROs), or one such rating if the security is rated by only one NRSRO. Securities that do not have a short-term rating must be determined by the fund manager to be of comparable quality.

Maturity

The fund is managed so that the dollar-weighted average maturity of all its investments will be 90 days or less. The fund will buy only those securities which have remaining maturities of 397 days or less (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements). The fund's securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and fluctuate more in value.

Normally, the fund may hold up to 20% of its assets in uninvested cash reserves. Uninvested cash will not earn income.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

8

Key Risks

The value of money market investments tends to fall when prevailing interest rates rise or when the rate of inflation increases, although they're generally less sensitive to such changes than longer-term securities.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics.

The fund could lose money if a seller under a repurchase agreement defaults or declares bankruptcy.

The fund may purchase variable and floating rate instruments. The absence of an active market for these securities could make it difficult for the fund to dispose of them if the issuer defaults.

Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Investor A Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

9

As of 12/31  Investor A Shares

ANNUAL TOTAL RETURNS*

U.S. Treasury Money Market

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
US Treasury MM; Inv A
Return Before Taxes	4.32%	1.71%	3.08%	11/01/89

  *  The chart and the table both assume reinvestment of dividends and distributions.

  1  Inception date of the fund's oldest class(es).

10

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Investor A Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

A Shares
Advisory fees	.45%
Other expenses	.46%
Service fees	.25%
Other	.21%
Total annual fund operating expenses	.91%
Fee waivers and expense reimbursements*	.03%
Net expenses*	.88%

  *  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit expenses to 0.88% of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. Including voluntary waivers, the net expenses for the Investor A Shares of the fund are estimated to be 0.74%. These voluntary waivers may be terminated at any time. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
A Shares	$90	$287	$501	$1,117

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund's distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

11

Financial Highlights

The financial information in the tables below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Investor A Share Outstanding Throughout Each Period)

U.S. Treasury Money Market Portfolio

	INVESTOR A SHARES
	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	0.0388	0.0186	0.0031	0.0044	0.0119
Total from investment operations	0.0388	0.0186	0.0031	0.0044	0.0119
Less distributions
Distributions from net investment income	(0.0388)	(0.0186)	(0.0031)	(0.0044)	(0.0119)
Total distributions	(0.0388)	(0.0186)	(0.0031)	(0.0044)	(0.0119)
Net asset value at end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total return	3.95%	1.88%	0.31%	0.44%	1.20%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$28,593	$31,990	$41,283	$49,906	$68,299
Ratios of expenses to average net assets
Net expenses	0.75%	0.75%	0.82%	0.88%	0.88%
Total expenses	1.04%	1.07%	1.19%	1.17%	1.16%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	3.86%	1.83%	0.31%	0.47%	1.15%
Before advisory/administration and other fee waivers	3.57%	1.51%	(0.06)%	0.17%	0.87%

1  Audited by other auditors.

12

BlackRock

Municipal Money Market Portfolio

Investment Goal

The fund seeks as high a level of current income exempt from Federal income tax as is consistent with maintaining liquidity and stability of principal.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in Municipal Securities.

Specifically, the fund may invest in:

1)  Fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody's, SP-2 or A-2 or higher by Standard & Poor's or F-2 or higher by Fitch.

2)  Tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody's, A-2 or higher by Standard & Poor's or F-2 or higher by Fitch.

3)  Municipal bonds rated A or higher by Moody's, Standard & Poor's or Fitch.

4)  Unrated notes, paper and other instruments that are determined by the fund manager to be of comparable quality to the instruments described above.

The fund seeks to maintain a net asset value of $1.00 per share.

The fund normally invests at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from regular Federal income tax and the Federal Alternative Minimum Tax. The other 20% of its assets can be invested in securities which are subject to regular Federal income tax and the Federal Alternative Minimum Tax.

The fund intends to invest so that less than 25% of its total assets are Municipal Securities of issuers located in the same state.

The securities purchased by the fund are subject to the quality, diversification and other requirements of Rule 2a-7 under the Investment Company Act and other rules of the Securities and Exchange Commission.

Quality

The fund manager, under guidelines established by the Fund's Board of Trustees, will only purchase securities that have short-term debt ratings at the time of purchase in the two highest rating categories from at least two nationally recognized statistical rating organizations (NRSROs), or one such rating if the security is rated by only one NRSRO. Securities that do not have a short-term

IMPORTANT DEFINITIONS

Dollar-Weighted Average Maturity: The average maturity of the fund is the average amount of time until the organizations that issued the debt securities in the fund's portfolio must pay off the principal amount of the debt. "Dollar-weighted" means the larger the dollar value of debt security in the fund, the more weight it gets in calculating this average.

General Obligation Bonds: Bonds which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.

Liquidity: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

Municipal Lease Obligations: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of the general obligations of the municipality.

Municipal Security: A short-term obligation issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies or authorities.

Net Asset Value (NAV): The value of everything the fund owns, minus everything it owes, divided by the number of shares held by investors.

Repurchase Agreement: A special type of short-term investment. A dealer sells securities to a fund and agrees to buy them back later at a set price. In effect, the dealer is borrowing the fund's money for a short time, using the securities as collateral.

Revenue Bonds: Bonds which are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source.

Tax-Exempt Commercial Paper: Short-term Municipal Securities with maturities of 1 to 270 days.

Variable or Floating Rate Securities: Securities whose interest rates adjust automatically after a certain period of time and/or whenever a predetermined standard interest rate changes.

13

rating must be determined by the fund manager to be of comparable quality.

Maturity

The fund is managed so that the dollar-weighted average maturity of all its investments will be 90 days or less. The fund will buy only those securities which have remaining maturities of 397 days or less (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements). The fund's securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and fluctuate more in value.

Normally, the fund may hold up to 20% of its assets in uninvested cash reserves. Uninvested cash will not earn income. It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not Municipal Securities (and therefore are subject to regular Federal income tax and the Federal Alternative Minimum Tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment goal.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval. The fund may not change the requirement that it normally invest at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from regular Federal income tax and the Federal Alternative Minimum Tax without shareholder approval.

Key Risks

The value of money market investments tends to fall when prevailing interest rates rise, when an issuer's creditworthiness declines or when the rate of inflation increases, although they're generally less sensitive to such changes than longer-term securities.

Municipal Securities include revenue bonds, general obligation bonds and municipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Municipal Securities also include moral obligation bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the

14

issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities. Municipal lease obligations also are subject to the risk that the municipality will not appropriate funds for lease payments.

There may be less information available on the financial condition of issuers of Municipal Securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell Municipal Securities, especially on short notice, and Municipal Securities may be more difficult for the fund to value accurately than securities of public corporations. In addition, Municipal Securities are subject to the risk that their tax treatment could be changed by Congress or state legislatures, thereby affecting the value of outstanding Municipal Securities.

The fund may invest up to 20% of its assets in bonds the interest on which may be subject to the Federal Alternative Minimum Tax. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may, from time to time, invest up to 25% of its assets in securities whose issuers are located in a single state. These investments would make the fund more dependent upon the political and economic circumstances of that state than a mutual fund that invests more broadly.

The fund may invest 25% or more of its assets in Municipal Securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in Municipal Securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

The fund will rely on legal opinions of counsel to issuers of Municipal Securities as to the tax-free status of investments and will not do its own analysis.

The fund may purchase variable and floating rate instruments. The absence of an active market for these securities could make it difficult for the fund to dispose of them if the issuer defaults.

Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Investor A Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. As with all such investments, past performance (before and after taxes) is not

15

an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31  Investor A Shares

ANNUAL TOTAL RETURNS*

Municipal Money Market

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
Municipal MM; Inv A
Return Before Taxes	2.81%	1.25%	1.98%	11/01/89

  *  The chart and the table both assume reinvestment of dividends and distributions.

  1  Inception date of the fund's oldest class(es).

16

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Investor A Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

A Shares
Advisory fees	.45%
Other expenses	.43%
Service fees	.25%
Other	.18%
Total annual fund operating expenses	.88%
Fee waivers and expense reimbursements*	– –%
Net expenses*	.88%

  *  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit expenses to 0.89% of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. Including voluntary waivers, the net expenses for the Investor A Shares of the fund are estimated to be 0.71%. These voluntary waivers may be terminated at any time. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
A Shares	$90	$281	$488	$1,084

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund's distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

17

Financial Highlights

The financial information in the tables below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Investor A Share Outstanding Throughout Each Period)

Municipal Money Market Portfolio

	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	0.0258	0.0136	0.0042	0.0048	0.0095
Total from investment operations	0.0258	0.0136	0.0042	0.0048	0.0095
Less distributions
Distributions from net investment income	(0.0258)	(0.0136)	(0.0042)	(0.0048)	(0.0095)
Total distributions	(0.0258)	(0.0136)	(0.0042)	(0.0048)	(0.0095)
Net asset value at end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total return	2.61%	1.37%	0.43%	0.49%	0.95%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$2,830	$4,262	$7,322	$9,019	$6,587
Ratios of expenses to average net assets
Net expenses	0.73%	0.79%	0.72%	0.85%	0.89%
Total expenses	1.03%	1.11%	1.19%	1.18%	1.17%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	2.53%	1.29%	0.42%	0.47%	0.96%
Before advisory/administration and other fee waivers	2.23%	0.97%	(0.05)%	0.15%	0.68%

1  Audited by other auditors.

18

BlackRock

New Jersey Municipal Money Market Portfolio

Investment Goal

The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, New Jersey state income tax, as is consistent with maintaining liquidity and stability of principal.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in Municipal Securities of issuers located in New Jersey.

Specifically, the fund may invest in:

1)  Fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody's, SP-2 or A-2 or higher by Standard & Poor's or F-2 or higher by Fitch.

2)  Tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody's, A-2 or higher by Standard & Poor's or F-2 or higher by Fitch.

3)  Municipal bonds rated A or higher by Moody's, Standard & Poor's or Fitch.

4)  Unrated notes, paper and other instruments that are determined by the fund manager to be of comparable quality to the instruments described above.

The fund seeks to maintain a net asset value of $1.00 per share.

The fund normally invests at least 80% of its assets in Municipal Securities and other instruments whose interest is exempt from regular Federal income tax and New Jersey state income tax. The other 20% of its assets can be invested in securities of non-municipal issuers the income from which the fund manager believes is exempt from regular Federal income tax and/or New Jersey state income tax and securities which are subject to regular Federal income tax and New Jersey state income tax. Interest income from the fund's investments may be subject to the Federal Alternative Minimum Tax.

In addition, the fund normally invests at least 80% of its assets in New Jersey Municipal Securities and other obligations which are statutorily free from state and local taxation under the laws of New Jersey or the United States in order to qualify as a "qualified investment fund" under New Jersey law. The fund may invest in Municipal Securities of issuers located outside of New Jersey the interest from which is exempt from regular Federal income tax and New Jersey state income tax.

IMPORTANT DEFINITIONS

Dollar-Weighted Average Maturity: The average maturity of the fund is the average amount of time until the organizations that issued the debt securities in the fund's portfolio must pay off the principal amount of the debt. "Dollar-weighted" means the larger the dollar value of debt security in the fund, the more weight it gets in calculating this average.

General Obligation Bonds: Bonds which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.

Liquidity: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

Municipal Lease Obligations: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of the general obligations of the municipality.

Municipal Security: A short-term obligation issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies and authorities.

Net Asset Value (NAV): The value of everything the fund owns, minus everything it owes, divided by the number of shares held by investors.

Repurchase Agreement: A special type of short-term investment. A dealer sells securities to a fund and agrees to buy them back later at a set price. In effect, the dealer is borrowing the fund's money for a short time, using the securities as collateral.

Revenue Bonds: Bonds which are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source.

Tax-Exempt Commercial Paper: Short-term Municipal Securities with maturities of 1 to 270 days.

Variable or Floating Rate Securities: Securities whose interest rates adjust automatically after a certain period of time and/or whenever a predetermined standard interest rate changes.

19

The securities purchased by the fund are subject to the quality, diversification and other requirements of Rule 2a-7 under the Investment Company Act and other rules of the Securities and Exchange Commission.

Quality

The fund manager, under guidelines established by the Fund's Board of Trustees, will only purchase securities that have short-term debt ratings at the time of purchase in the two highest rating categories from at least two nationally recognized statistical rating organizations (NRSROs), or one such rating if the security is rated by only one NRSRO. Securities that do not have a short-term rating must be determined by the fund manager to be of comparable quality.

Maturity

The fund is managed so that the dollar-weighted average maturity of all its investments will be 90 days or less. The fund will buy only those securities which have remaining maturities of 397 days or less (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements). The fund's securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and fluctuate more in value.

Normally, the fund may hold up to 20% of its assets in uninvested cash reserves. Uninvested cash will not earn income. It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not Municipal Securities (and therefore are subject to regular Federal income tax and New Jersey state income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment goal.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval. The fund may not change the requirement that it normally invest at least 80% of its assets in Municipal Securities and other instruments whose interest is exempt from regular Federal income tax and New Jersey state income tax without shareholder approval.

Key Risks

The value of money market investments tends to fall when prevailing interest rates rise, when an issuer's creditworthiness declines or when the rate of inflation increases, although they're generally less sensitive to such changes than longer-term securities.

The fund concentrates its investments in securities of issuers located in New Jersey and is non-diversified under the Investment

20

Company Act. This raises special concerns because performance is more dependent upon the performance of a smaller number of securities and issuers than in a more diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would in a more diversified portfolio. In particular, changes in the economic conditions and governmental policies of New Jersey and its political subdivisions, including as a result of legislation or litigation changing the taxation of Municipal Securities or the rights of Municipal Security holders in the event of bankruptcy, could impact the value of the fund's shares.

Municipal Securities include revenue bonds, general obligation bonds and municipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Municipal Securities also include moral obligation bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities. Municipal lease obligations also are subject to the risk that the municipality will not appropriate funds for lease payments.

There may be less information available on the financial condition of issuers of Municipal Securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell Municipal Securities, especially on short notice, and Municipal Securities may be more difficult for the fund to value accurately than securities of public corporations. In addition, Municipal Securities are subject to the risk that their tax treatment could be changed by Congress or state legislatures, thereby affecting the value of outstanding Municipal Securities.

The fund may invest without limit in bonds the interest on which may be subject to the Federal Alternative Minimum Tax. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in Municipal Securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in Municipal Securities related to water or sewer systems.

21

This type of concentration exposes the fund to the legal and economic risks relating to those projects.

The fund will rely on legal opinions of counsel to issuers of Municipal Securities as to the tax-free status of investments and will not do its own analysis.

The fund may purchase variable and floating rate instruments. The absence of an active market for these securities could make it difficult for the fund to dispose of them if the issuer defaults.

Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Investor A Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31   Investor A Shares

ANNUAL TOTAL RETURNS*

New Jersey Municipal Money Market

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
NJ Municipal MM; Inv A
Return Before Taxes	2.78%	1.23%	1.90%	07/01/91

  *  The chart and the table both assume reinvestment of dividends and distributions.

  1  Inception date of the fund's oldest class(es).

22

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Investor A Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

A Shares
Advisory fees	.45%
Other expenses	.43%
Service fees	.25%
Other	.18%
Total annual fund operating expenses	.88%
Fee waivers and expense reimbursements*	– –%
Net expenses*	.88%

  *  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit expenses to 0.96% of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. Including voluntary waivers, the net expenses for the Investor A Shares of the fund are estimated to be 0.67%. These voluntary waivers may be terminated at any time. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
A Shares	$90	$281	$488	$1,084

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund's distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

23

Financial Highlights

The financial information in the tables below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Investor A Share Outstanding Throughout Each Period)

New Jersey Municipal

Money Market Portfolio

	INVESTOR A SHARES
	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	0.0255	0.0138	0.0044	0.0045	0.0087
Total from investment operations	0.0255	0.0138	0.0044	0.0045	0.0087
Less distributions
Distributions from net investment income	(0.0255)	(0.0138)	(0.0044)	(0.0045)	(0.0087)
Total distributions	(0.0255)	(0.0138)	(0.0044)	(0.0045)	(0.0087)
Net asset value at end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	2.58%	1.39%	0.44%	0.45%	0.87%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$17,662	$15,027	$12,821	$17,783	$14,244
Ratios of expenses to average net assets
Net expenses	0.69%	0.75%	0.69%	0.82%	0.86%
Total expenses	1.02%	1.11%	1.21%	1.19%	1.18%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	2.56%	1.40%	0.43%	0.44%	0.87%
Before advisory/administration and other fee waivers	2.23%	1.04%	(0.09)%	0.07%	0.54%

1  Audited by other auditors.

24

BlackRock

North Carolina Municipal Money Market Portfolio

Investment Goal

The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, North Carolina state income tax, as is consistent with maintaining liquidity and stability of principal.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in Municipal Securities of issuers located in North Carolina.

Specifically, the fund may invest in:

1)  Fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody's, SP-2 or A-2 or higher by Standard & Poor's or F-2 or higher by Fitch.

2)  Tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody's, A-2 or higher by Standard & Poor's or F-2 or higher by Fitch.

3)  Municipal bonds rated A or higher by Moody's, Standard & Poor's or Fitch.

4)  Unrated notes, paper and other instruments that are determined by the fund manager to be of comparable quality to the instruments described above.

The fund seeks to maintain a net asset value of $1.00 per share.

The fund normally invests at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from regular Federal income tax and North Carolina state income tax. The other 20% of its assets can be invested in securities of non-municipal issuers the income from which the fund manager believes is exempt from regular Federal income tax and/or North Carolina state income tax and securities which are subject to regular Federal income tax and North Carolina state income tax. Interest income from the fund's investments may be subject to the Federal Alternative Minimum Tax. The fund may invest in Municipal Securities of issuers located outside of North Carolina, the interest from which is exempt from regular Federal income tax and North Carolina state income tax.

The securities purchased by the fund are subject to the quality, diversification and other requirements of Rule 2a-7 under the

IMPORTANT DEFINITIONS

Dollar-Weighted Average Maturity: The average maturity of the fund is the average amount of time until the organizations that issued the debt securities in the fund's portfolio must pay off the principal amount of the debt. "Dollar-weighted" means the larger the dollar value of debt security in the fund, the more weight it gets in calculating this average.

General Obligation Bonds: Bonds which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.

Liquidity: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

Municipal Lease Obligations: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of the general obligations of the municipality.

Municipal Security: A short-term obligation issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies and authorities.

Net Asset Value (NAV): The value of everything the fund owns, minus everything it owes, divided by the number of shares held by investors.

Repurchase Agreement: A special type of short-term investment. A dealer sells securities to a fund and agrees to buy them back later at a set price. In effect, the dealer is borrowing the fund's money for a short time, using the securities as collateral.

Revenue Bonds: Bonds which are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source.

Tax-Exempt Commercial Paper: Short-term Municipal Securities with maturities of 1 to 270 days.

Variable or Floating Rate Securities: Securities whose interest rates adjust automatically after a certain period of time and/or whenever a predetermined standard interest rate changes.

25

Investment Company Act and other rules of the Securities and Exchange Commission.

Quality

The fund manager, under guidelines established by the Fund's Board of Trustees, will only purchase securities that have short-term debt ratings at the time of purchase in the two highest rating categories from at least two nationally recognized statistical rating organizations (NRSROs), or one such rating if the security is rated by only one NRSRO. Securities that do not have a short-term rating must be determined by the fund manager to be of comparable quality.

Maturity

The fund is managed so that the dollar-weighted average maturity of all its investments will be 90 days or less. The fund will buy only those securities which have remaining maturities of 397 days or less (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements). The fund's securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and fluctuate more in value.

Normally, the fund may hold up to 20% of its assets in uninvested cash reserves. Uninvested cash will not earn income. It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not Municipal Securities (and therefore are subject to regular Federal income tax and North Carolina state income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment goal.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval. The fund may not change the requirement that it normally invest at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from regular Federal income tax and North Carolina state income tax without shareholder approval.

Key Risks

The value of money market investments tends to fall when prevailing interest rates rise, when an issuer's creditworthiness declines or when the rate of inflation increases, although they're generally less sensitive to such changes than longer-term securities.

The fund concentrates its investments in securities of issuers located in North Carolina and is non-diversified under the Investment

26

Company Act. This raises special concerns because performance is more dependent upon the performance of a smaller number of securities and issuers than in a more diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would in a more diversified portfolio. In particular, changes in the economic conditions and governmental policies of North Carolina and its political subdivisions, including as a result of legislation or litigation changing the taxation of Municipal Securities or the rights of Municipal Security holders in the event of bankruptcy, could impact the value of the fund's shares.

Municipal Securities include revenue bonds, general obligation bonds and municipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Municipal Securities also include moral obligation bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities. Municipal lease obligations also are subject to the risk that the municipality will not appropriate funds for lease payments.

There may be less information available on the financial condition of issuers of Municipal Securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell Municipal Securities, especially on short notice, and Municipal Securities may be more difficult for the fund to value accurately than securities of public corporations. In addition, Municipal Securities are subject to the risk that their tax treatment could be changed by Congress or state legislatures, thereby affecting the value of outstanding Municipal Securities.

The fund may invest without limit in bonds the interest on which may be subject to the Federal Alternative Minimum Tax. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

27

The fund may invest 25% or more of its assets in Municipal Securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in Municipal Securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

The fund will rely on legal opinions of counsel to issuers of Municipal Securities as to the tax-free status of investments and will not do its own analysis.

The fund may purchase variable and floating rate instruments. The absence of an active market for these securities could make it difficult for the fund to dispose of them if the issuer defaults.

Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Investor A Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

28

As of 12/31   Investor A Shares

ANNUAL TOTAL RETURNS*

North Carolina Municipal Money Market

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
NC Municipal MM; Inv A
Return Before Taxes	2.84%	1.31%	2.03%	05/03/93

  *  The chart and the table both assume reinvestment of dividends and distributions.

  1  Inception date of the fund's oldest class(es).

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Investor A Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

A Shares
Advisory fees	.45%
Other expenses	.53%
Service fees	.25%
Other	.28%
Total annual fund operating expenses	.98%
Fee waivers and expense reimbursements*	.11%
Net expenses*	.87%

  *  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit expenses to 0.87% of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. Including voluntary waivers, the net expenses for Investor A Shares of the fund are estimated to be 0.67%. These voluntary waivers may be terminated at any time. See the "Management" section for a discussion of the waivers and reimbursements.

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund's distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

29

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
A Shares	$89	$301	$531	$1,191

30

Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Investor A Share Outstanding Throughout Each Period)

North Carolina Municipal Money Market Portfolio

	INVESTOR A SHARES
	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	0.0264	0.0151	0.0054	0.0053	0.0082
Total from investment operations	0.0264	0.0151	0.0054	0.0053	0.0082
Less distributions
Distributions from net investment income	(0.0264)	(0.0151)	(0.0054)	(0.0053)	(0.0082)
Total distributions	(0.0264)	(0.0151)	(0.0054)	(0.0053)	(0.0082)
Net asset value at end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	2.67%	1.52%	0.55%	0.53%	0.88%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$316	$321	$319	$338	$375
Ratios of expenses to average net assets
Net expenses	0.66%	0.64%	0.60%	0.74%	0.77%
Total expenses	1.10%	1.15%	1.23%	1.21%	1.19%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	2.64%	1.51%	0.54%	0.53%	0.88%
Before advisory/administration and other fee waivers	2.20%	1.00%	(0.09)%	0.06%	0.46%

1  Audited by other auditors.

31

BlackRock

Ohio Municipal Money Market Portfolio

IMPORTANT DEFINITIONS

Dollar-Weighted Average Maturity: The average maturity of the fund is the average amount of time until the organizations that issued the debt securities in the fund's portfolio must pay off the principal amount of the debt. "Dollar-weighted" means the larger the dollar value of debt security in the fund, the more weight it gets in calculating this average.

General Obligation Bonds: Bonds which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.

Liquidity: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

Municipal Lease Obligations: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of the general obligations of the municipality.

Municipal Security: A short-term obligation issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies and authorities.

Net Asset Value (NAV): The value of everything the fund owns, minus everything it owes, divided by the number of shares held by investors.

Repurchase Agreement: A special type of short-term investment. A dealer sells securities to a fund and agrees to buy them back later at a set price. In effect, the dealer is borrowing the fund's money for a short time, using the securities as collateral.

Revenue Bonds: Bonds which are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source.

Tax-Exempt Commercial Paper: Short-term Municipal Securities with maturities of 1 to 270 days.

Variable or Floating Rate Securities: Securities whose interest rates adjust automatically after a certain period of time and/or whenever a predetermined standard interest rate changes.

Investment Goal

The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, Ohio state income tax, as is consistent with maintaining liquidity and stability of principal.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in Municipal Securities of issuers located in Ohio.

Specifically, the fund may invest in:

1)  Fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody's, SP-2 or A-2 or higher by Standard & Poor's or F-2 or higher by Fitch.

2)  Tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody's, A-2 or higher by Standard & Poor's or F-2 or higher by Fitch.

3)  Municipal bonds rated A or higher by Moody's, Standard & Poor's or Fitch.

4)  Unrated notes, paper and other instruments that are determined by the fund manager to be of comparable quality to the instruments described above.

The fund seeks to maintain a net asset value of $1.00 per share.

The fund normally invests at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from regular Federal income tax and Ohio state income tax. The other 20% of its assets can be invested in securities of non-municipal issuers the income from which the fund manager believes is exempt from regular Federal income tax and/or Ohio state income tax and securities which are subject to regular Federal income tax and Ohio state income tax. Interest income from the fund's investments may be subject to the Federal Alternative Minimum Tax. The fund may invest in Municipal Securities of issuers located outside of Ohio, the interest from which is exempt from regular Federal income tax and Ohio state income tax.

The securities purchased by the fund are subject to the quality, diversification and other requirements of Rule 2a-7 under the Investment Company Act and other rules of the Securities and Exchange Commission.

32

Quality

The fund manager, under guidelines established by the Fund's Board of Trustees, will only purchase securities that have short-term debt ratings at the time of purchase in the two highest rating categories from at least two nationally recognized statistical rating organizations (NRSROs), or one such rating if the security is rated by only one NRSRO. Securities that do not have a short-term rating must be determined by the fund manager to be of comparable quality.

Maturity

The fund is managed so that the dollar weighted average maturity of all its investments will be 90 days or less. The fund will buy only those securities which have remaining maturities of 397 days or less (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements). The fund's securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and fluctuate more in value.

Normally, the fund may hold up to 20% of its assets in uninvested cash reserves. Uninvested cash will not earn income. It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not Municipal Securities (and therefore are subject to regular Federal income tax and Ohio state income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment goal.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval. The fund may not change the requirement that it normally invest at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from regular Federal income tax and Ohio state income tax without shareholder approval.

Key Risks

The value of money market investments tends to fall when prevailing interest rates rise, when an issuer's creditworthiness declines or when the rate of inflation increases, although they're generally less sensitive to such changes than longer-term securities.

The fund concentrates its investments in securities of issuers located in Ohio and is non-diversified under the Investment Company Act. This raises special concerns because performance is more dependent upon the performance of a smaller number of securities and issuers than in a more diversified portfolio. The change in value of any one security may affect the overall value of

33

the fund more than it would in a more diversified portfolio. In particular, changes in the economic conditions and governmental policies of Ohio and its political subdivisions, including as a result of legislation or litigation changing the taxation of Municipal Securities or the rights of Municipal Security holders in the event of bankruptcy, could impact the value of the fund's shares.

Municipal Securities include revenue bonds, general obligation bonds and municipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Municipal Securities also include moral obligation bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities. Municipal lease obligations also are subject to the risk that the municipality will not appropriate funds for lease payments.

There may be less information available on the financial condition of issuers of Municipal Securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell Municipal Securities, especially on short notice, and Municipal Securities may be more difficult for the fund to value accurately than securities of public corporations. In addition, Municipal Securities are subject to the risk that their tax treatment could be changed by Congress or state legislatures, thereby affecting the value of outstanding Municipal Securities.

The fund may invest without limit in bonds the interest on which may be subject to the Federal Alternative Minimum Tax. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in Municipal Securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in Municipal Securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

34

The fund will rely on legal opinions of counsel to issuers of Municipal Securities as to the tax-free status of investments and will not do its own analysis.

The fund may purchase variable and floating rate instruments. The absence of an active market for these securities could make it difficult for the fund to dispose of them if the issuer defaults.

Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Investor A Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31   Investor A Shares

ANNUAL TOTAL RETURNS*

Ohio Municipal Money Market

35

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund's distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
OH Municipal MM; Inv A
Return Before Taxes	2.89%	1.34%	2.07%	06/01/93

  *  The chart and the table both assume reinvestment of dividends and distributions.

  1  Inception date of the fund's oldest class(es).

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Investor A Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

A Shares
Advisory fees	.45%
Other expenses	.43%
Service fees	.25%
Other	.18%
Total annual fund operating expenses	.88%
Fee waivers and expense reimbursements*	– –%
Net expenses*	.88%

  *  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit expenses to 0.96% of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. Including voluntary waivers, the net expenses for the Investor A Shares of the fund are estimated to be 0.67%. These voluntary waivers may be terminated at any time. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
A Shares	$90	$281	$488	$1,084

36

Financial Highlights

The financial information in the tables below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Investor A Share Outstanding Throughout Each Period)

Ohio Municipal Money Market Portfolio

	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	0.0267	0.0150	0.0046	0.0058	0.0107
Total from investment operations	0.0267	0.0150	0.0046	0.0058	0.0107
Less distributions
Distributions from net investment income	(0.0267)	(0.0150)	(0.0046)	(0.0058)	(0.0107)
Total distributions	(0.0267)	(0.0150)	(0.0046)	(0.0058)	(0.0107)
Net asset value at end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	2.70%	1.51%	0.46%	0.58%	1.07%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$20,267	$20,893	$32,171	$26,154	$30,851
Ratios of expenses to average net assets
Net expenses	0.69%	0.71%	0.80%	0.86%	0.86%
Total expenses	1.01%	1.06%	1.20%	1.19%	1.18%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	2.67%	1.47%	0.46%	0.59%	1.09%
Before advisory/administration and other fee waivers	2.35%	1.12%	0.06%	0.25%	0.77%

1  Audited by other auditors.

37

BlackRock

Pennsylvania Municipal Money Market Portfolio

IMPORTANT DEFINITIONS

Dollar-Weighted Average Maturity: The average maturity of the fund is the average amount of time until the organizations that issued the debt securities in the fund's portfolio must pay off the principal amount of the debt. "Dollar-weighted" means the larger the dollar value of debt security in the fund, the more weight it gets in calculating this average.

General Obligation Bonds: Bonds which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.

Liquidity: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

Municipal Lease Obligations: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of the general obligations of the municipality.

Municipal Security: A short term obligation issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies and authorities.

Net Asset Value (NAV): The value of everything the fund owns, minus everything it owes, divided by the number of shares held by investors.

Repurchase Agreement: A special type of short-term investment. A dealer sells securities to a fund and agrees to buy them back later at a set price. In effect, the dealer is borrowing the fund's money for a short time, using the securities as collateral.

Revenue Bonds: Bonds which are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source.

Tax-Exempt Commercial Paper: Short-term Municipal Securities with maturities of 1 to 270 days.

Variable or Floating Rate Securities: Securities whose interest rates adjust automatically after a certain period of time and/or whenever a predetermined standard interest rate changes.

Investment Goal

The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, Pennsylvania state income tax, as is consistent with maintaining liquidity and stability of principal.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in Municipal Securities of issuers located in Pennsylvania.

Specifically, the fund may invest in:

1)  Fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody's, SP-2 or A-2 or higher by Standard & Poor's or F-2 or higher by Fitch.

2)  Tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody's, A-2 or higher by Standard & Poor's or F-2 or higher by Fitch.

3)  Municipal bonds rated A or higher by Moody's, Standard & Poor's or Fitch.

4)  Unrated notes, paper and other instruments that are determined by the fund manager to be of comparable quality to the instruments described above.

The fund seeks to maintain a net asset value of $1.00 per share.

The fund normally invests at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from regular Federal income tax and Pennsylvania state income tax. The other 20% of its assets can be invested in securities of non-municipal issuers the income from which the fund manager believes is exempt from regular Federal income tax and/or Pennsylvania state income tax and securities which are subject to regular Federal income tax and Pennsylvania state income tax. Interest income from the fund's investments may be subject to the Federal Alternative Minimum Tax. The fund may invest in Municipal Securities of issuers located outside of Pennsylvania the interest from which is exempt from regular Federal income tax and Pennsylvania state income tax.

The securities purchased by the fund are subject to the quality, diversification and other requirements of Rule 2a-7 under the Investment Company Act and other rules of the Securities and Exchange Commission.

38

Quality

The fund manager, under guidelines established by the Fund's Board of Trustees, will only purchase securities that have short-term debt ratings at the time of purchase in the two highest rating categories from at least two nationally recognized statistical rating organizations (NRSROs), or one such rating if the security is rated by only one NRSRO. Securities that do not have a short-term rating must be determined by the fund manager to be of comparable quality.

Maturity

The fund is managed so that the dollar-weighted average maturity of all its investments will be 90 days or less. The fund will buy only those securities which have remaining maturities of 397 days or less (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements). The fund's securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and fluctuate more in value.

Normally, the fund may hold up to 20% of its assets in uninvested cash reserves. Uninvested cash will not earn income. It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not Municipal Securities (and therefore are subject to regular Federal income tax and Pennsylvania state income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment goal.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval. The fund may not change the requirement that it normally invest at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from regular Federal income tax and Pennsylvania state income tax without shareholder approval.

Key Risks

The value of money market investments tends to fall when prevailing interest rates rise, when an issuer's creditworthiness declines or when the rate of inflation increases, although they're generally less sensitive to such changes than longer-term securities.

The fund concentrates its investments in securities of issuers located in Pennsylvania and is non-diversified under the Investment Company Act. This raises special concerns because performance is more dependent upon the performance of a smaller

39

number of securities and issuers than in a more diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would in a more diversified portfolio. In particular, changes in the economic conditions and governmental policies of Pennsylvania and its political subdivisions, including as a result of legislation or litigation changing the taxation of Municipal Securities or the rights of Municipal Security holders in the event of bankruptcy, could impact the value of the fund's shares.

Municipal Securities include revenue bonds, general obligation bonds and municipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Municipal Securities also include moral obligation bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities. Municipal lease obligations also are subject to the risk that the municipality will not appropriate funds for lease payments.

There may be less information available on the financial condition of issuers of Municipal Securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell Municipal Securities, especially on short notice, and Municipal Securities may be more difficult for the fund to value accurately than securities of public corporations. In addition, Municipal Securities are subject to the risk that their tax treatment could be changed by Congress or state legislatures, thereby affecting the value of outstanding Municipal Securities.

The fund may invest without limit in bonds the interest on which may be subject to the Federal Alternative Minimum Tax. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in Municipal Securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in Municipal Securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

40

The fund will rely on legal opinions of counsel to issuers of Municipal Securities as to the tax-free status of investments and will not do its own analysis.

The fund may purchase variable and floating rate instruments. The absence of an active market for these securities could make it difficult for the fund to dispose of them if the issuer defaults.

Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Investor A Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

41

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund's distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

As of 12/31   Investor A Shares

ANNUAL TOTAL RETURNS*

Pennsylvania Municipal Money Market

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
PA Municipal MM; Inv A
Return Before Taxes	2.81%	1.28%	1.96%	06/01/93

  *  The chart and the table both assume reinvestment of dividends and distributions.

  1  Inception date of the fund's oldest class(es).

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Investor A Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

A Shares
Advisory fees	.45%
Other expenses	.42%
Service fees	.25%
Other	.17%
Total annual fund operating expenses	.87%
Fee waivers and expense reimbursements*	– –%
Net expenses*	.87%

  *  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit expenses to 0.99% of average daily net assets until February 1, 2008. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. Including voluntary waivers, the net expenses for Investor A shares of the fund are estimated to be 0.72%. These voluntary waivers may be terminated at any time. See the "Management" section for a discussion of these waivers and reimbursements.

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Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
A Shares	$89	$278	$482	$1,073

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Financial Highlights

The financial information in the tables below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Investor A Share Outstanding Throughout Each Period)

Pennsylvania Municipal Money Market Portfolio

	INVESTOR A SHARES
	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	0.0259	0.0155	0.0045	0.0049	0.0084
Total from investment operations	0.0259	0.0155	0.0045	0.0049	0.0084
Less distributions
Distributions from net investment income	(0.0259)	(0.0155)	(0.0045)	(0.0049)	(0.0084)
Total distributions	(0.0259)	(0.0155)	(0.0045)	(0.0049)	(0.0084)
Net asset value at end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	2.62%	1.56%	0.45%	0.49%	0.84%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$28,542	$72,079	$29,647	$33,726	$68,204
Ratios of expenses to average net assets
Net expenses	0.73%	0.65%	0.70%	0.87%	0.88%
Total expenses	1.01%	0.96%	1.17%	1.18%	1.16%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	2.49%	1.64%	0.44%	0.51%	0.83%
Before advisory/administration and other fee waivers	2.21%	1.33%	(0.03)%	0.19%	0.55%

1  Audited by other auditors.

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BlackRock

Virginia Municipal Money Market Portfolio

Investment Goal

The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, Virginia state income tax, as is consistent with maintaining liquidity and stability of principal.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in Municipal Securities of issuers located in Virginia.

Specifically, the fund may invest in:

1)  Fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody's, SP-2 or A-2 or higher by Standard & Poor's or F-2 or higher by Fitch.

2)  Tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody's, A-2 or higher by Standard & Poor's or F-2 or higher by Fitch.

3)  Municipal bonds rated A or higher by Moody's, Standard & Poor's or Fitch.

4)  Unrated notes, paper and other instruments that are determined by the fund manager to be of comparable quality to the instruments described above.

The fund seeks to maintain a net asset value of $1.00 per share.

The fund normally invests at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from regular Federal income tax and Virginia state income tax. The other 20% of its assets can be invested in securities of non-municipal issuers the income from which the fund manager believes is exempt from regular Federal income tax and/or Virginia state income tax and securities which are subject to regular Federal income tax and Virginia state income tax. Interest income from the fund's investments may be subject to the Federal Alternative Minimum Tax. The fund may invest in Municipal Securities of issuers located outside of Virginia the interest from which is exempt from regular Federal income tax and Virginia state income tax.

The securities purchased by the fund are subject to the quality, diversification and other requirements of Rule 2a-7 under the Investment Company Act and other rules of the Securities and Exchange Commission.

IMPORTANT DEFINITIONS

Dollar-Weighted Average Maturity: The average maturity of the fund is the average amount of time until the organizations that issued the debt securities in the fund's portfolio must pay off the principal amount of the debt. "Dollar-weighted" means the larger the dollar value of debt security in the fund, the more weight it gets in calculating this average.

General Obligation Bonds: Bonds which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.

Liquidity: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

Municipal Lease Obligations: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of the general obligations of the municipality.

Municipal Security: A short-term obligation issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies and authorities.

Net Asset Value (NAV): The value of everything the fund owns, minus every thing it owes, divided by the number of shares held by investors.

Repurchase Agreement: A special type of short-term investment. A dealer sells securities to a fund and agrees to buy them back later at a set price. In effect, the dealer is borrowing the fund's money for a short time, using the securities as collateral.

Revenue Bonds: Bonds which are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source.

Tax-Exempt Commercial Paper: Short-term Municipal Securities with maturities of 1 to 270 days.

Variable or Floating Rate Securities: Securities whose interest rates adjust automatically after a certain period of time and/or whenever a predetermined standard interest rate changes.

45

Quality

The fund manager, under guidelines established by the Fund's Board of Trustees, will only purchase securities that have short-term debt ratings at the time of purchase in the two highest rating categories from at least two nationally recognized statistical rating organizations (NRSROs), or one such rating if the security is rated by only one NRSRO. Securities that do not have a short-term rating must be determined by the fund manager to be of comparable quality.

Maturity

The fund is managed so that the dollar-weighted average maturity of all its investments will be 90 days or less. The fund will buy only those securities which have remaining maturities of 397 days or less (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements). The fund's securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and fluctuate more in value.

Normally, the fund may hold up to 20% of its assets in uninvested cash reserves. Uninvested cash will not earn income. It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not Municipal Securities (and therefore are subject to regular Federal income tax and Virginia state income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment goal.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval. The fund may not change the requirement that it normally invest at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from regular Federal income tax and Virginia state income tax without shareholder approval.

Key Risks

The value of money market instruments tends to fall when prevailing interest rates rise, when an issuer's creditworthiness declines or when the rate of inflation increases, although they're generally less sensitive to such changes than longer-term securities.

The fund concentrates its investments in securities of issuers located in Virginia and is non-diversified under the Investment Company Act. This raises special concerns because performance is more dependent upon the performance of a smaller number of securities and issuers than in a more diversified portfolio. The change in value of any one security may affect the overall value of

46

the fund more than it would in a more diversified portfolio. In particular, changes in the economic conditions and governmental policies of Virginia and its political subdivisions, including as a result of legislation or litigation changing the taxation of Municipal Securities or the rights of Municipal Security holders in the event of bankruptcy, could impact the value of the fund's shares.

Municipal Securities include revenue bonds, general obligation bonds and municipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Municipal Securities also include moral obligation bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities. Municipal lease obligations also are subject to the risk that the municipality will not appropriate funds for lease payments.

There may be less information available on the financial condition of issuers of Municipal Securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell Municipal Securities, especially on short notice, and Municipal Securities may be more difficult for the fund to value accurately than securities of public corporations. In addition, Municipal Securities are subject to the risk that their tax treatment could be changed by Congress or state legislatures, thereby affecting the value of outstanding Municipal Securities.

The fund may invest without limit in bonds the interest on which may be subject to the Federal Alternative Minimum Tax. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in Municipal Securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in Municipal Securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

The fund will rely on legal opinions of counsel to issuers of Municipal Securities as to the tax-free status of investments and will not do its own analysis.

47

The fund may purchase variable and floating rate instruments. The absence of an active market for these securities could make it difficult for the fund to dispose of them if the issuer defaults.

Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Investor A Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

Investor A Shares were launched in May 1997. As of March 12, 2002, there were no Investor A Shares outstanding. The performance of Investor A Shares for the period in which they were not outstanding is based on the performance of Institutional Shares adjusted to reflect the class specific fees applicable to Investor A Shares at the time of such share class's launch. This information may be considered when assessing the fund's performance, but does not represent the actual performance of this share class.

As of 12/31   Investor A Shares

ANNUAL TOTAL RETURNS*

Virginia Municipal Money Market

Asof12/31/06

AVERAGE ANNUAL TOTAL RETURNS

	1 Year	5 Years	10 Years	Inception Date[1]
VA Municipal MM; Inv A	2.76%	1.18%	1.93%	07/25/94

  *  The chart and the table both assume reinvestment of dividends and distributions.

  1  Inception date of the fund's oldest class(es)

48

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Investor A Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

A Shares
Advisory fees	.45%
Other expenses	.59%
Service fees	. 25%
Other	.34%
Total annual fund operating expenses	1.04%
Fee waivers and expense reimbursements*	.17%
Net expenses*	.87%

  *  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit expenses to 0.87% of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. Including voluntary waivers, the net expenses for the Investor A Class of the fund are estimated to be 0.77%. These voluntary waivers may be terminated at any time. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
A Shares	$89	$314	$558	$1,256

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund's distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

49

Financial Highlights

The financial information in the tables below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Investor A Share Outstanding Throughout the Period)

Virginia Municipal
Money Market Portfolio

	For the Period 10/1/01[1] through 3/12/02[2]
Net asset value at beginning of period		$1.00
Income from investment operations
Net investment income		0.0051
Total from investment operations		0.0051
Less distributions
Distributions from net investment income		(0.0051)
Total distributions		(0.0051)
Net asset value at end of period		$1.00
Total return		0.51%[3]
Ratios/Supplemental data
Net assets at end of period (in thousands)	$	– – [4]
Ratios of expenses to average net assets
Net expenses		0.77%[5]
Total expenses		1.20%[5]
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers		1.21%[5]
Before advisory/administration and other fee waivers		0.77%[5]

1 Commencement of operations of share class.

2 Audited by other auditors.

3 Not annualized.

4 There were no Investor A Shares outstanding as of September 30, 2002.

5 Annualized.

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About Your Investment

Buying Shares from a Registered Investment Professional

BlackRock Funds believes that investors can benefit from the advice and ongoing assistance of a registered investment professional. Your registered representative can help you to buy shares by telephone. Before you place your order make sure that you have read the Prospectus and have a discussion with your registered representative about the details of your investment. An investment professional who is compensated for selling shares may receive a different amount for each class.

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets and are reflected in the fund's net asset value.

What Price Per Share Will You Pay?

A mutual fund is a pool of investors' money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $5 million dollars and has 5 million shares outstanding, the net asset value (NAV) per share is $1.00. When you buy Investor Shares you pay the NAV/share. Although each fund described in this Prospectus seeks to maintain an NAV of $1.00 per share, there is no guarantee it will be able to do so.

The funds' investments are valued based on the amortized cost method described in the SAI.

PFPC Inc. (PFPC), the Fund's transfer agent, will probably receive your order from your registered representative, who takes your order. However, you can also fill out a purchase application and mail it to the transfer agent with your check. Please call (800) 441-7762 for a purchase application. Purchase orders received by the transfer agent before 12:30 p.m. (Eastern time) on each day the New York Stock Exchange (NYSE) and the Federal Reserve Bank of Philadelphia are open (business day) will be priced based on the next NAV calculated on that day, and shareholders will receive dividends for that day. Purchase orders received after 12:30 p.m. but before 4 p.m. on each day the NYSE and the Federal Reserve Bank of Philadelphia are open will be priced based on the next NAV calculated on that day, but shareholders will not receive dividends for that day.

51

NAV is calculated separately for each class of shares of each fund as of the close of business on the NYSE, generally 4 p.m. (Eastern time), each day the NYSE and the Federal Reserve Bank of Philadelphia are open. Shares will not be priced on days the NYSE or the Federal Reserve Bank of Philadelphia are closed. Each fund may elect, in its discretion if it is determined to be in shareholders' best interest, to be open on days when the NYSE is closed due to an emergency.

When Must You Pay?

Payment for an order must be made in Federal funds or other immediately available funds by the time specified by your registered representative or other financial intermediary, but in no event later than 4 p.m. (Eastern time) on the business day following PFPC's receipt of the order. If payment is not received by this time, the order will be canceled and you and your registered representative or other financial intermediary will be responsible for any loss to the Fund. For shares purchased directly from the transfer agent, a check payable to BlackRock Funds which bears the name of the fund you are buying must accompany a completed purchase application. There is a $20 fee for each purchase check that is returned due to insufficient funds. The Fund does not accept third party checks. You may also wire Federal funds to the transfer agent to purchase shares, but you must call the Fund at (800) 441-7762 before doing so to confirm the wiring instructions.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Fund, to obtain, verify and record information that identifies each person who opens an account. When opening an account, you will be asked for your name, address, date of birth and other information that will allow the Fund to identify you. The Fund may also ask to see other identifying documents such as a driver's license (for individuals) or Articles of Incorporation or other formation documents (for institutions). The Fund may use a third party to obtain and verify this information. The Fund may not be able to establish an account, or it may close your existing account and/or redeem your shares involuntarily, if you do not provide sufficient information within the relevant time periods.

52

How Much is the Minimum Investment?

The minimum investment for the initial purchase of Investor Shares is $1,000. The Fund permits a lower initial investment if you are an employee of the Fund or one of its service providers and through certain fee-based programs, qualified employee benefit plans and the Automatic Investment Plan (AIP) in which you make regular, periodic investments through a savings or checking account. See "Automatic Investment Plan" below. There is a $50 minimum for all subsequent investments, subject to certain exclusions. The Fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements for any shareholder and suspend and resume the sale of any share class of any fund at any time for any reason.

Distribution and Service Plan

The Fund has adopted a plan (the Plan) that allows the Fund to pay distribution fees for the sale of its shares under Rule 12b-1 of the Investment Company Act and shareholder servicing fees for certain services provided to its shareholders.

Investor A Shares do not pay a distribution fee.

Under the Plan, the Fund also pays shareholder servicing fees to brokers, dealers, financial institutions and industry professionals (including BlackRock, PNC Bank, Merrill Lynch & Co., Inc. (Merrill Lynch) and their affiliates) (Service Organizations) whereby the Service Organizations provide support services to their customers who own Investor Shares in return for these fees. The Fund may pay a shareholder servicing fee of up to .25% per year of the average daily net asset value of Investor Shares of a fund. All Investor Shares pay this shareholder servicing fee. The Fund currently is waiving the shareholder servicing fee on Investor Bond C Shares. These voluntary waivers may be terminated at any time.

In return for the shareholder servicing fee, Service Organizations (including BlackRock) may provide one or more of the following services to their customers who own Investor Shares:

(1)  Responding to customer questions on the services performed by the Service Organization and investments in Investor Shares;

(2)  Assisting customers in choosing and changing dividend options, account designations and addresses; and

(3)  Providing other similar shareholder liaison services.

The shareholder servicing fees payable pursuant to the Plan are fees payable for the administration and servicing of shareholder accounts and not costs which are primarily intended to result in the sale of a fund's shares.

53

Because the fees paid by the Fund under the Plan are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

For more information on the Plan, including a complete list of services provided thereunder, see the SAI.

In addition to, rather than in lieu of, distribution and shareholder servicing fees that the Fund may pay to a Service Organization pursuant to the Plan and fees the Fund pays to its transfer agent, the Fund may enter into non-Plan agreements with Service Organizations pursuant to which the Fund will pay a Service Organization for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization or (2) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial.

The Plan permits BlackRock, the Distributor and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Fund). From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits. BlackRock, the Distributor and their affiliates may compensate affiliated and unaffiliated Service Organizations for the sale and distribution of shares of the Fund or for these other services to the Fund and shareholders. These payments would be in addition to the Fund payments described in this Prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Service Organization, or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as "revenue sharing" payments. In some circumstances, these revenue sharing payments may create an incentive for a Service Organization, its employees or associated

54

persons to recommend or sell shares of the Fund to you. Please contact your Service Organization for details about payments it may receive from the Fund or from BlackRock, the Distributor or their affiliates. For more information, see the SAI.

Selling Shares

You can redeem shares at any time. The Fund will redeem your shares at the next NAV calculated after your order is received by the fund's transfer agent minus any applicable CDSC and/or redemption fee. Each of the CDSC and redemption fee is assessed without regard to the other. See "Market Timing and Redemption Fees" below. Shares may be redeemed by sending a written redemption request to BlackRock Funds, c/o PFPC Inc., P.O. Box 9819, Providence RI 02940-8019. Shares may also be redeemed by telephone request by calling (800) 441-7762. Redemption proceeds may be paid by check or, if the Fund has verified banking information on file, through the Automated Clearing House Network (ACH) or by wire transfers. Redemption requests in excess of $100,000 (for checks) and $250,000 (for ACH and wire transfers) must be in writing with a medallion signature guarantee. Shares may also be redeemed by use of the Fund's automated voice response unit service (VRU) or internet. Payment for shares redeemed by VRU or internet may be made for non-retirement accounts in amounts up to $25,000 either through check, ACH or wire. You will be charged a fee of $7.50 for each redemption payment made by wire transfer and $15.00 for redemption checks sent via overnight mail.

You can also make redemption requests through your registered investment professional, who may charge for this service. Shareholders of the Money Market Portfolio should indicate whether they are redeeming Investor A, Investor B or Investor C Shares.

Unless another option is requested, payment for redeemed shares is normally made by check mailed within seven days after PFPC receives the redemption request. If the shares to be redeemed have been recently purchased by check, PFPC may delay the payment of redemption proceeds for up to 10 business days after the purchase date until the check has cleared.

Upon request, the Fund will provide the holders of Investor A Shares with checkwriting redemption privileges. In order to

55

exercise this privilege, the checkwriting application and signature card must be completed and provided in conjunction with an account application. Shareholders interested in obtaining this checkwriting redemption privilege may contact the Fund at (800) 441-7762. Shareholders will be charged a $15 fee for each check which has been returned as a result of insufficient funds.

Market Timing and Redemption Fees

The Board of Trustees of the Fund has determined that the interests of long-term shareholders and the Fund's ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations—also known as "market timing." The funds are not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege for Investor, Institutional and R Shares is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of a fund and its shareholders. For example, large flows of cash into and out of a fund may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve the fund's investment goal. Frequent trading may cause a fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce a fund's performance.

A fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of the fund's portfolio securities and the determination of the fund's NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling fund shares at a price that does not reflect their true value. A similar risk exists for funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. The Fund will seek to eliminate these opportunities by using fair value pricing.

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The Fund discourages market timing and seeks to prevent frequent purchases and sales or exchanges of fund shares that it determines may be detrimental to a fund or long-term shareholders. The Board of Trustees has approved the policies discussed below to seek to deter market timing activity. The Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of fund shares because legitimate strategies, such as asset allocation, dollar cost averaging or similar activities, may result in frequent trading of fund shares. It is not expected that shareholders would be harmed by such legitimate activities.

If, as a result of its own investigation, information provided by a financial intermediary or other third party, or otherwise, the Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If the Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and the Fund will not be responsible for any losses you therefore may suffer. In addition, any redemptions or exchanges that you make (as a result of the activity described above or otherwise) will be subject to any and all redemption fees, as described below. For transactions placed directly with the Fund, the Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Fund. Certain accounts, such as omnibus accounts and accounts as financial intermediaries, however, include multiple investors and such accounts typically provide the Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated are not known by the Fund. While the Fund monitors for market timing activity, the Fund may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the funds. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a financial intermediary is determined by the Fund to be engaged in market timing or other improper trading activity, the Fund's

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distributor may terminate such financial intermediary's agreement with the distributor, suspend such financial intermediary's trading privileges or take other appropriate actions.

Each of the Fund's High Yield Bond, International Bond, Aurora, Small/Mid-Cap Growth, Small Cap Value Equity, Small Cap Core Equity, Small Cap Growth Equity, Health Sciences Opportunities, Global Science & Technology Opportunities, Global Resources, All-Cap Global Resources, U.S. Opportunities, Global Opportunities and International Opportunities Portfolios will automatically assess and retain a fee of 2% of the current NAV, after excluding the effect of any contingent deferred sales charges, of shares being redeemed or exchanged within 30 days of acquisition (other than those acquired through reinvestment of dividends or other distributions). A new 30-day period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Portfolio A are exchanged for shares of Portfolio B 20 days after the purchase of the Portfolio A shares, followed in 20 days by an exchange of the Portfolio B shares for shares of Portfolio C, will be subject to two redemption fees (one on each exchange).

The redemption fee is for the benefit of the remaining shareholders of a fund and is intended to encourage long-term investment, to compensate for transaction and other expenses caused by early redemptions and exchanges, and to facilitate portfolio management. The "first-in, first-out" method is used to determine the holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. The Fund sells shares to some 401(k) plans, 403(b) plans, bank or trust company accounts, and accounts of certain financial institutions or intermediaries that do not apply the redemption fee to underlying shareholders, often because of administrative or systems limitations. From time to time, with the approval of the Fund, the redemption fee will not be assessed on redemptions or exchanges by: (i) accounts of asset allocation programs or wrap programs whose trading practices are determined by the Fund not to be detrimental to a fund or long-term shareholders (e.g., model driven programs with periodic automatic portfolio rebalancing that prohibit participant-directed trading and other programs with similar characteristics); (ii) accounts of shareholders who have died or become disabled; (iii) shareholders redeeming or exchanging shares through the

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Fund's Systematic Withdrawal Plan, Systematic Exchange Plan or in connection with required distributions from an IRA, 401(k) plan, 403(b) plan or any other Internal Revenue Code Section 401 qualified employee benefit plan or account, or distribution from a 529 plan; (iv) shareholders executing rollovers of current investments in the Fund through qualified employee benefit plans; and (v) certain other accounts in the absolute discretion of the Fund when the redemption fee is de minimis or a shareholder can demonstrate hardship. The Fund reserves the right to modify or eliminate these waivers at any time.

There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

The Fund may from time to time use other methods that it believes are appropriate to deter market timing or other trading activity that may be detrimental to a fund or long-term shareholders.

Expedited Redemptions

If a shareholder has given authorization for expedited redemption, shares can be redeemed by telephone and the proceeds sent by check to the shareholder or by Federal wire transfer to a single previously designated bank account. Shareholders will pay $15 for redemption proceeds sent by check via overnight mail and $7.50 for redemption proceeds sent by Federal wire transfer. Payment for redeemed shares for which a redemption order is received before 12:30 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming shareholder on the same business day, provided that the funds' custodian is also open for business. Payment for redemption orders received between 12:30 p.m. (Eastern time) and 4 p.m. (Eastern time) or on a day when the funds' custodian is closed is normally wired in Federal funds on the next business day following redemption on which the funds' custodian is open for business. With respect to the Municipal Money Market, New Jersey Municipal Money Market, North Carolina Municipal Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market and Virginia Municipal Money Market Portfolios, to the extent a redemption order is submitted between 12 noon and 12:30 p.m., payment normally will be wired on the same business day (provided that the funds' custodian is open for business) up to $10 million per investor. Redemption orders in

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excess of $10 million per investor submitted between 12 noon and 12:30 p.m. normally will be wired on the next business day on which the funds' custodian is open for business. The Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgement of the Fund, an earlier payment could adversely affect a fund. You are responsible for any additional charges imposed by your bank for this service. Once authorization for expedited redemptions is on file, the Fund will honor requests by telephone at (800) 441-7762. The Fund is not responsible for the efficiency of the Federal wire system or the shareholder's firm or bank. The Fund may refuse a telephone redemption request if it believes it is advisable to do so and may use reasonable procedures to make sure telephone instructions are genuine. The Fund and its service providers will not be liable for any loss that results from acting upon telephone instructions that they reasonably believed to be genuine in accordance with those procedures. The Fund may alter the terms of or terminate this expedited redemption privilege at any time for any reason.

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The Fund's Rights

The Fund may:

■  Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act,

■  Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act or as described in the third paragraph in the section "Selling Shares" above,

■  Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level, as described below, and

■  Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act.

Accounts with Low Balances

The Fund may redeem a shareholder's account in any fund at any time if the net asset value of the account in such fund falls below $500 as the result of a redemption or an exchange request. This minimum does not apply to accounts of authorized qualified employee benefit plans, selected fee-based programs or accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts. The shareholder will be notified in writing that the value of the account is less than the required amount and the shareholder will be allowed 60 days to make additional investments before the redemption is processed.

Management

BlackRock Funds' Adviser is BlackRock Advisors, LLC (BlackRock). BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 100 Bellevue Parkway, Wilmington, DE 19809. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with approximately $1.125 trillion of assets under management as of December 31, 2006. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc. and Merrill Lynch & Co., Inc. BlackRock Institutional Management Corporation (BIMC), an

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IMPORTANT DEFINITIONS

Adviser: The adviser of a mutual fund is responsible for the overall investment management of the fund. The adviser for BlackRock Funds is BlackRock.

Sub-Adviser: The sub-adviser of a fund is responsible for its day-to-day management and will generally make all buy and sell decisions. Sub-advisers also provide research and credit analysis. The sub-adviser for all the funds is BlackRock Institutional Management Corporation.

affiliate of BlackRock located at 100 Bellevue Parkway, Wilmington, DE 19809, acts as sub-adviser to the funds.

For their investment advisory and sub-advisory services, BlackRock and BIMC are entitled to fees computed daily on a fund-by-fund basis and payable monthly. For the fiscal year ended September 30, 2006, the aggregate advisory fees paid by the funds to BlackRock as a percentage of average daily net assets were:

Money Market	0.28%
U.S. Treasury Money Market	0.26%
Municipal Money Market	0.26%
New Jersey Municipal Money Market	0.23%
North Carolina Municipal Money Market	0.11%
Ohio Municipal Money Market	0.23%
Pennsylvania Municipal Money Market	0.28%
Virginia Municipal Money Market	0.06%

The maximum annual advisory fees that can be paid to BlackRock on behalf of each fund (as a percentage of average daily net assets) are as follows:

AVERAGE DAILY NET ASSETS	INVESTMENT ADVISORY FEE
First $1 billion	0.450%
$1 billion-$2 billion	0.400%
$2 billion-$3 billion	0.375%
more than $3 billion	0.350%

A discussion regarding the basis for the Board of Trustees of the Fund approving the Fund's investment advisory contracts is available in the Fund's semi-annual report to shareholders.

As discussed above, BlackRock has agreed contractually to cap net expenses of each share class of each fund (excluding (i) interest, taxes, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by a fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, a fund's investments; and (iv) other extraordinary expenses not incurred in the ordinary course of a fund's business, if any) at the levels shown in each fund's expense table.

To achieve this cap, BlackRock and the Fund have entered into an expense limitation agreement. The agreement sets a limit on certain of the operating expenses of each class of shares and

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requires BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit.

If within two years following a waiver or reimbursement, the operating expenses of a share class that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that share class, the share class is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the fund of which the share class is a part has more than $50 million in assets, (2) BlackRock or an affiliate serves as the fund's investment adviser or administrator and (3) the Board of Trustees of the Fund has approved in advance the payments to BlackRock at the previous quarterly meeting of the Board.

Conflicts of Interest

The investment activities of BlackRock and its affiliates (including, for these purposes, Merrill Lynch & Co., Inc., BlackRock, Inc., The PNC Financial Services Group, Inc. and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively with BlackRock, the Affiliates)) in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock provides investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the funds. BlackRock and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more Affiliates act or may act as an investor, investment banker, research provider, investment manager, financer, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in the global fixed income, currency, commodity, equity and other markets in which the funds directly and indirectly invest. Thus, it is likely that the funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate performs or seeks to perform investment banking or other services. One or more Affiliates may engage in proprietary trading and advise

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accounts and mutual funds that have investment objectives similar to those of the funds and/or that engage in and compete for transactions in the same types of securities, currencies and instruments as the funds. The trading activities of these Affiliates are carried out without reference to positions held directly or indirectly by the funds and may result in an Affiliate having positions that are adverse to those of the funds. No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the funds. As a result, an Affiliate may compete with the funds for appropriate investment opportunities. The results of the funds' investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the funds could sustain losses during periods in which one or more Affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the funds may, from time to time, enter into transactions in which an Affiliate or its other clients have an adverse interest. Furthermore, transactions undertaken by an Affiliate or Affiliate-advised clients may adversely impact the funds. Transactions by one or more Affiliate-advised clients or BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the funds. The funds' activities may be limited because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. In addition, the funds may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. The funds also may invest in securities of companies for which an Affiliate provides or may some day provide research coverage. An Affiliate may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the funds or who engage in transactions with or for the funds. The funds may also make brokerage and other payments to an Affiliate in connection with the funds' portfolio investment transactions.

Under a securities lending program approved by the Fund's Board of Trustees, the Fund has retained an Affiliate of BlackRock to serve as the securities lending agent for the funds to the extent that a fund participates in the securities lending program. For these services, the lending agent may receive a fee from the funds, including a fee based on the returns earned on the funds'

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investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the funds may lend its portfolio securities under the securities lending program.

The activities of BlackRock or its Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.

Dividends and Distributions

BlackRock Funds makes two kinds of distributions to shareholders: net investment income and net realized capital gains.

Distributions of net investment income derived by a fund are declared daily and paid monthly within ten business days after the end of the month. The Fund's Board of Trustees may change the timing of dividend payments. Shareholders whose purchase orders are executed at 12:30 p.m. (Eastern time) receive dividends for that day. Shareholders whose redemption orders have been received by 12:30 p.m. (Eastern time) do not receive dividends for that day.

Net realized capital gains (including net short-term capital gains), if any, will be distributed by a fund at least annually at a date determined by the Fund's Board of Trustees.

Your distributions will be reinvested at net asset value in new shares of the same class of the fund unless you instruct PFPC in writing to pay them in cash. There are no sales charges on these reinvestments.

If you invest in a fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as "buying a dividend." Distributions that are declared in December, but paid in January are taxable as if they were paid in December.

Taxation of Distributions

Distributions paid out of a fund's "net capital gain" will be taxed to shareholders as long-term capital gain, regardless of how long a shareholder has owned shares. Distributions of net

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investment income, other than exempt-interest dividends, and net short-term capital gains will generally be taxed to shareholders as ordinary income.

Each of the Municipal Money Market, New Jersey Municipal Money Market, North Carolina Municipal Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market and Virginia Municipal Money Market Portfolios intends to pay most of its dividends as exempt-interest dividends, which means such dividends are exempt from regular Federal income tax (but, except for the Municipal Money Market Portfolio, may be subject to the Federal Alternative Minimum Tax). The state or municipality where you live may not charge you state and local taxes on dividends paid with respect to interest on obligations of such state or municipality. Otherwise, these dividends will generally be subject to state and local taxes.

Dividends paid with respect to interest on securities issued by the U.S. Government and its agencies may also be exempt from some types of state and local taxes.

Your annual tax statement from the Fund will present in detail the tax status of your distributions for each year.

When you sell your shares of a fund, you may realize a capital gain or loss. Use of the exchange privilege also will be treated as a taxable event because it will be deemed a redemption and subsequent purchase of the shares involved. Therefore, use of the exchange privilege may be subject to Federal, state and local income tax.

If you do not provide a fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

Non-U.S. investors may be subject to U.S. withholding and/or estate tax, and will be subject to special U.S. tax certification requirements. Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax adviser about Federal, state and local tax consequences of owning shares of the Fund.

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Services for Shareholders

BlackRock Funds offers shareholders many special features which can enable investors to have greater investment flexibility as well as more access to information about the Fund.

Additional information about these features is available by calling the Fund at (800) 441-7762.

Exchange Privilege

Once you are a shareholder, you have the right to exchange Investor A, B or C Shares from one fund to Investor A, B or C Shares, respectively, of another fund that offers such shares to meet your changing financial needs. Please note that you can exchange only into a share class and fund that are open to new investors, unless you have a current account in a fund that is closed to new investors.

You can exchange $1,000 or more of Investor A, Investor B or Investor C Shares from one fund into another. (You can exchange less than $1,000 of Investor A, Investor B or Investor C Shares if you already have an account in the fund into which you are exchanging.) Investor A, Investor B and Investor C Shares of each fund may be exchanged for shares of the same class of other funds which offer that class of shares, based on their respective net asset values. For Federal income tax purposes a share exchange is a taxable event and a capital gain or loss may be realized. Please consult your tax or other financial adviser before making an exchange request.

The Fund's equity and bond funds have sales charges. Therefore the exchange of Investor A Shares may be subject to that sales charge. Investor A Shares of a money market fund that were obtained with the exchange privilege and that originally were shares of an equity or bond fund (and therefore subject to a sales charge) can be exchanged for Investor A Shares of an equity or bond fund based on their respective net asset values. Exchanges of shares of a money market fund for Investor B or C Shares of an equity or bond fund will be subject to a contingent deferred sales charge (CDSC) upon the sale of these Investor B or C Shares. The equity and bond funds may also be subject to the Fund's 2% redemption fee. See "Market Timing and Redemption Fees" above.

There are several ways to make an exchange: you may call the Fund at (800) 441-7762 and speak with one of our representatives, make the exchange via the Internet by accessing

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your account online, or you may send a written request to us at BlackRock Funds c/o PFPC Inc., P.O. Box 9819, Providence, RI 02940-8019. Please note, if you indicated on your New Account Application that you did not want the Telephone Exchange Privilege, you will not be able to place exchanges via the telephone until you update this option either in writing or by calling our Service Center. The Fund has the right to reject any telephone request for any reason.

The Fund may suspend or terminate your exchange privilege at any time for any reason, including if the Fund believes in its sole discretion, that you are engaging in market timing activities. See "Market Timing and Redemption Fees" above.

The Fund reserves the right to modify, limit the use of, or terminate the exchange privilege at any time for any reason.

Automatic
Investment Plan

If you would like to establish a regular, affordable investment program, BlackRock Funds makes it easy to set up. As an investor in any fund, you can arrange for periodic investments in that fund through automatic deductions from a checking or non-passbook savings account by completing the AIP Application Form. You determine the frequency and amount of your investment. The minimum investment amount for an automatic investment plan is $50 per portfolio. AIP Application Forms are available from BlackRock Funds.

Retirement
Plans

Shares may be purchased in conjunction with individual retirement accounts (IRAs), rollover IRAs and 403(b) plans where PNC Bank or any of its affiliates acts as custodian. For more information about applications or annual fees, please contact BlackRock Funds, c/o PFPC Inc., P.O. Box 9819, Providence, RI 02940-8019 or call (800) 441-7762. Investors will be charged an annual fee of $15 for all of the IRA and 403(b) accounts they have under their Social Security number (therefore if you own a 403(b) account, a Roth IRA, a Traditional IRA and a Rollover IRA, you would only be charged one $15 fee). In addition, 403(b) accounts will be charged a separate loan application/processing fee of $25. To determine if you are eligible for an IRA or 403(b) plan and whether an IRA or 403(b) plan is appropriate for you, you should consult with a tax adviser.

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Statements

Every shareholder automatically receives quarterly account statements. In addition, for tax purposes, shareholders also receive a yearly statement describing the characteristics of any dividends or other distributions received.

Systematic Withdrawal
Plan (SWP)

This feature can be used by investors who want to receive regular distributions from their accounts. To start a Systematic Withdrawal Plan (SWP) a shareholder must have a current investment of $10,000 or more in a fund. Shareholders can elect to receive cash payments of $50 or more at any interval they choose. Shareholders may sign up by completing the SWP Application Form which may be obtained from PFPC. Shareholders should realize that if withdrawals exceed income, the invested principal in their account will be depleted.

To participate in the SWP, shareholders must have their dividends automatically reinvested. Shareholders may change or cancel the SWP at any time, upon written notice to PFPC. If a shareholder purchases additional Investor A Shares of an equity or bond fund at the same time he or she redeems shares through the SWP, that investor may lose money because of the sales charge involved. No applicable CDSC on shares of the Money Market Portfolio acquired in exchange for Investor B or C Shares of an equity or bond fund will be assessed on redemptions of those Investor B or Investor C Shares made through the SWP that do not exceed 12% of the account's net asset value on an annualized basis. For example, monthly, quarterly and semi-annual SWP redemptions of Investor B or Investor C Shares will not be subject to the CDSC if they do not exceed 1%, 3% and 6%, respectively, of an account's net asset value on the redemption date. SWP redemptions of Investor B or Investor C Shares in excess of this limit will still pay any applicable CDSC.

Systematic Exchange

This feature can be used by investors to systematically exchange money from one fund to up to four other funds. A minimum of $10,000 in the initial fund is required and investments in any additional funds must meet minimum initial investment requirements. For more information, please contact the Fund at (800) 441-7762.

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EZ Trader

This service allows an investor to purchase or sell fund shares by telephone or over the Internet through ACH. Prior to establishing an EZ Trader account, please contact your bank to confirm that they are a member of the ACH system. Once confirmed, complete an application, making sure to include the appropriate bank information, and return the application to BlackRock Funds, c/o PFPC. Prior to placing a telephone or internet purchase or sale order, please contact the Fund at (800) 441-7762 to confirm that your bank information has been updated on your account. Once this is established, you may place your request to sell shares with the Fund by telephone or Internet. Proceeds will be sent to your pre-designated bank account.

Dividend Allocation Plan

This plan automatically invests your distributions from one fund into another fund of your choice pursuant to your instructions, without any fees or sales charges. Please call the Fund at (800) 441-7762 for details. The fund into which you request your distributions be invested must be open to new purchases.

Important Notice Regarding Delivery of Shareholder Documents

The funds deliver only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as "householding" and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Internet Transactions

Investors in the funds may make on-line transactions, view their account balance and activity by logging into their account through the BlackRock website at www.blackrock.com/funds. To use this service, you will need a browser that supports Microsoft Internet Explorer 5.5 or higher, Netscape 7.1 or higher, FIREFOX 1.0 or higher, and AOL 9.0 (for Windows operating systems from Windows 2000 and above). In addition, MacIntosh operating system 9 with Netscape 7.2 and MacIntosh operating system 10x with Safari 1.2.3, Netscape 7.2, and FIREFOX 1.0 are also supported. Purchases made on the Internet using ACH will have a

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trade date that is the day after the purchase is made. Proceeds from Internet redemptions may be sent via check, ACH or wire to the bank account of record. The Fund will limit Internet purchases and redemptions in Investor Class shares to $25,000.00 per trade. Please read the On-Line Services Disclosure Statement and User Agreement, the Terms and Conditions page and the Consent to Election Delivery Agreement (if you consent to Electronic Delivery), before attempting to transact online.

The Fund employs reasonable procedures to confirm that transactions entered over the Internet are genuine. The procedures include the use of a protected password, Secure Socket Layering (SSL), 128-bit encryption and other precautions designed to protect the integrity, confidentiality and security of shareholder information. By entering into the User Agreement with the Fund in order to open an account through the website, the shareholder waives any right to reclaim any losses from the Fund or any of its affiliates, incurred through fraudulent activity.

Electronic Access to Annual Reports, Semi-Annual Reports and Prospectuses

Electronic copies of most financial reports and prospectuses are available on the Fund's website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1) Access the BlackRock website at http://www.blackrock.com/edelivery

2) Log into your account

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BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, Clients) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

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For more information:

This Prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Fund is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports

These reports contain additional information about each of the funds' investments. The annual report lists portfolio holdings and includes the funds' financial statements.

Statement of Additional Information (SAI)

A Statement of Additional Information, dated January 31, 2007, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the Fund, may be obtained free of charge, along with the Fund's annual and semi-annual reports, by calling (800) 441-7762. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus.

BlackRock Investment Services

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:00 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 441-7762.

An investor in any fund can call the National TTY Relay Number at (800) 688-4889 with his or her TTY machine. A Relay agent will assist the investor with all inquiries made to a Shareholder Account Service Representative.

Purchases and Redemptions

Call your registered representative or (800) 441-7762.

World Wide Web

Access general fund information and specific fund performance, including the SAI and annual/semi-annual reports, free of charge. Request mutual fund prospectuses and literature. Forward mutual fund inquiries. www.blackrock.com/funds

Written Correspondence

BlackRock Funds
c/o PFPC Inc.
PO Box 9819
Providence, RI 02940-8019

Overnight Mail

BlackRock Funds
c/o PFPC Inc.
101 Sabin Street
Pawtucket, RI 02860

Internal Wholesalers/Broker Dealer Support

Available to support investment professionals 8:30 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 882-0052

Portfolio Characteristics and Holdings

A description of the Fund's policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 882-0052.

Securities and Exchange Commission

You may also view and copy public information about the Fund, including the SAI, by visiting the EDGAR database on the SEC Web site (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC directly at (202) 551-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549.

INVESTMENT COMPANY ACT FILE NO. 811-05742

PRO-MM-INV 07

ALTERNATIVES BLACKROCK SOLUTIONS EQUITIES FIXED INCOME LIQUIDITY REAL ESTATE

BlackRock Funds
Money Market Portfolios

Institutional Shares

Prospectus

January 31, 2007

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

Money Market

U.S. Treasury Money Market

Municipal Money Market

New Jersey Municipal Money Market

North Carolina Municipal Money Market

Ohio Municipal Money Market

Pennsylvania Municipal Money Market

Virginia Municipal Money Market

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of

Contents

How to Find the Information You Need	How to Find the Information You Need	1

	THE BLACKROCK MONEY MARKET PORTFOLIOS

	Money Market	2

	U.S. Treasury Money Market	7

	Municipal Money Market	11

	New Jersey Municipal Money Market	17

	North Carolina Municipal Money Market	23

	Ohio Municipal Money Market	29

	Pennsylvania Municipal Money Market	35

	Virginia Municipal Money Market	41

About Your Investment	How to Buy/Sell Shares	47

	Dividends/Distributions/Taxes	59

How to Find the

Information You Need

About BlackRock Funds

This is the BlackRock Money Market Portfolios Prospectus. It has been written to provide you with the information you need to make an informed decision about whether to invest in BlackRock Funds (the Fund). The Fund's investment adviser is BlackRock Advisors, LLC (BlackRock).

This Prospectus contains information on 8 of the BlackRock Money Market funds. The Prospectus is organized so that each fund has its own short section. Simply turn to the section for any particular fund to read about important fund facts. Also included are sections that tell you about buying and selling shares, certain fees and expenses, shareholder features of the funds and your rights as a shareholder. These sections apply to all the funds.

1

BlackRock

Money Market Portfolio

IMPORTANT DEFINITIONS

Asset-Backed Securities: Debt securities that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Commercial Paper: Short-term securities with maturities of 1 to 397 days which are issued by banks, corporations and others.

Dollar-Weighted Average Maturity: The average maturity of the fund is the average amount of time until the organizations that issued the debt securities in the fund's portfolio must pay off the principal amount of the debt. "Dollar-weighted" means the larger the dollar value of debt security in the fund, the more weight it gets in calculating this average.

Liquidity: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

Net Asset Value (NAV): The value of everything the fund owns, minus everything it owes, divided by the number of shares held by investors.

Repurchase Agreement: A special type of short-term investment. A dealer sells securities to a fund and agrees to buy them back later at a set price. In effect, the dealer is borrowing the fund's money for a short time, using the securities as collateral.

Variable or Floating Rate Securities: Securities whose interest rates adjust automatically after a certain period of time and/or whenever a predetermined standard interest rate changes.

Investment Goal

The fund seeks as high a level of current income as is consistent with maintaining liquidity and stability of principal.

Primary Investment Strategies

In pursuit of this goal, the fund invests in a broad range of short term, high quality, U.S. dollar-denominated money market instruments, including government, U.S. and foreign bank, commercial and other obligations. Under normal market conditions, at least 25% of the fund's total assets will be invested in obligations of issuers in the financial services industry or in obligations, such as repurchase agreements, secured by such obligations.

Specifically, the fund may invest in:

1)  U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets of more than $1 billion (including obligations of foreign branches of such banks).

2)  High quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard and Poor's, Prime-2 or higher by Moody's or F-2 or higher by Fitch, as well as high quality corporate bonds rated A or higher at the time of purchase by those rating agencies.

3)  Unrated notes, paper and other instruments that are determined by the fund manager to be of comparable quality to the instruments described above.

4)  Asset-backed securities (including interests in pools of assets such as mortgages, installment purchase obligations and credit card receivables).

5)  Securities issued or guaranteed by the U.S. Government or by its agencies or authorities.

6)  Dollar-denominated securities issued or guaranteed by foreign governments or their political subdivisions, agencies or authorities.

7)  Repurchase agreements relating to the above instruments.

The fund seeks to maintain a net asset value of $1.00 per share.

The securities purchased by the fund are subject to the quality, diversification and other requirements of Rule 2a-7 under the

2

Investment Company Act and other rules of the Securities and Exchange Commission.

Quality

The fund manager, under guidelines established by the Fund's Board of Trustees, will only purchase securities that have short-term debt ratings at the time of purchase in the two highest rating categories from at least two nationally recognized statistical rating organizations (NRSROs), or one such rating if the security is rated by only one NRSRO. Securities that do not have a short-term rating must be determined by the fund manager to be of comparable quality.

Maturity

The fund is managed so that the dollar-weighted average maturity of all its investments will be 90 days or less. The fund will buy only those securities which have remaining maturities of 397 days or less (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements). The fund's securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and fluctuate more in value.

Normally, the fund may hold up to 20% of its assets in uninvested cash reserves. Uninvested cash will not earn income.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The value of money market investments tends to fall when prevailing interest rates rise, when an issuer's creditworthiness declines or when the rate of inflation increases, although they're generally less sensitive to such changes than longer-term securities.

Because of its concentration in the financial services industry, the fund will be exposed to a large extent to the risks associated with that industry, such as government regulation, the availability and cost of capital funds, consolidation and general economic conditions. Financial services companies are also exposed to losses if borrowers and other counter-parties experience financial problems and/or cannot repay their obligations.

The obligations of foreign banks and other foreign issuers may involve certain risks in addition to those of domestic issuers, including higher transaction costs, less complete financial information, political and economic instability, less stringent regulatory requirements and less market liquidity.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S.

3

Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund is able to invest in securities issued by private companies, which subjects it to credit risk, which refers to the possibility that the issuer of a security will not be able to make principal or interest payments.

The fund could lose money if a seller under a repurchase agreement defaults or declares bankruptcy.

The fund may purchase variable and floating rate instruments. The absence of an active market for these securities could make it difficult for the fund to dispose of them if the issuer defaults.

Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

Money Market

4

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
Money Market
Return Before Taxes	4.78%	2.24%	3.71%	10/04/89

  *  The chart and the table both assume reinvestment of dividends and distributions

  1  Inception date of the fund's oldest class(es).

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	.43%
Other expenses	.15%
Total annual fund operating expenses	.58%
Fee waivers and expense reimbursements*	.16%
Net expenses*	.42%

  *  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Institutional class expenses to 0.42% of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$43	$170	$308	$710

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

5

Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Institutional Share Outstanding Throughout Each Period)

Money Market Portfolio

	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	0.0436	0.0233	0.0083	0.0103	0.0186
Total from investment operations	0.0436	0.0233	0.0083	0.0103	0.0186
Less distributions
Distributions from net investment income	(0.0436)	(0.0233)	(0.0083)	(0.0103)	(0.0186)
Total distributions	(0.0436)	(0.0233)	(0.0083)	(0.0103)	(0.0186)
Net asset value at end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	4.44%	2.36%	0.84%	1.04%	1.87%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$568,058	$574,473	$593,380	$2,006,202	$2,462,579
Ratios of expenses to average net assets
Net expenses	0.42%	0.42%	0.42%	0.42%	0.42%
Total expenses	0.63%	0.71%	0.63%	0.62%	0.61%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	4.36%	2.30%	0.78%	1.04%	1.86%
Before advisory/administration and other fee waivers	4.15%	2.01%	0.57%	0.84%	1.67%

1  Audited by other auditors.

6

BlackRock

U.S. Treasury Money Market Portfolio

Investment Goal

The fund seeks as high a level of current income as is consistent with maintaining liquidity and stability of principal.

Primary Investment Strategies

In pursuit of this goal, the fund normally invests at least 80% of its net assets in short-term bills, notes and other obligations issued or guaranteed by the U.S. Treasury and related repurchase agreements.

The fund seeks to maintain a net asset value of $1.00 per share.

The securities purchased by the fund are subject to the quality, diversification and other requirements of Rule 2a-7 under the Investment Company Act and other rules of the Securities and Exchange Commission.

Quality

The fund manager, under guidelines established by the Fund's Board of Trustees, will purchase securities that have short-term debt ratings at the time of purchase in the two highest rating categories from at least two nationally recognized statistical rating organizations (NRSROs), or one such rating if the security is rated by only one NRSRO. Securities that do not have a short-term rating must be determined by the fund manager to be of comparable quality.

Maturity

The fund is managed so that the dollar-weighted average maturity of all its investments will be 90 days or less. The fund will buy only those securities which have remaining maturities of 397 days or less (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements). The fund's securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and fluctuate more in value.

Normally, the fund may hold up to 20% of its assets in uninvested cash reserves. Uninvested cash will not earn income.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

IMPORTANT DEFINITIONS

Dollar-Weighted Average Maturity: The average maturity of the fund is the average amount of time until the organizations that issued the debt securities in the fund's portfolio must pay off the principal amount of the debt. "Dollar-weighted" means the larger the dollar value of debt security in the fund, the more weight it gets in calculating this average.

Liquidity: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

Net Asset Value (NAV): The value of everything the fund owns, minus everything it owes, divided by the number of shares held by investors.

Repurchase Agreement: A special type of short-term investment. A dealer sells securities to a fund and agrees to buy them back later at a set price. In effect, the dealer is borrowing the fund's money for a short time, using the securities as collateral.

Variable or Floating Rate Securities: Securities whose interest rates adjust automatically after a certain period of time and/or whenever a predetermined standard interest rate changes.

7

Key Risks

The value of money market investments tends to fall when prevailing interest rates rise or when the rate of inflation increases, although they're generally less sensitive to such changes than longer-term securities.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics.

The fund could lose money if a seller under a repurchase agreement defaults or declares bankruptcy.

The fund may purchase variable and floating rate instruments. The absence of an active market for these securities could make it difficult for the fund to dispose of them if the issuer defaults.

Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

U.S. Treasury Money Market

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
US Treasury MM
Return Before Taxes	4.65%	2.11%	3.52%	11/01/89

  *  The chart and the table both assume reinvestment of dividends and distributions.

  1  Inception date of the fund's oldest class(es).

8

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	.45%
Other expenses	.16%
Total annual fund operating expenses	.61%
Fee waivers and expense reimbursements*	.20%
Net expenses*	.41%

  *  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Institutional class expenses to 0.41% of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$42	$175	$320	$743

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

9

Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Institutional Share Outstanding Throughout Each Period)

U.S. Treasury Money Market Portfolio

	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	0.0422	0.0221	0.0072	0.0091	0.0166
Total from investment operations	0.0422	0.0221	0.0072	0.0091	0.0166
Less distributions
Distributions from net investment income	(0.0422)	(0.0221)	(0.0072)	(0.0091)	(0.0166)
Total distributions	(0.0422)	(0.0221)	(0.0072)	(0.0091)	(0.0166)
Net asset value at end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	4.30%	2.23%	0.72%	0.92%	1.68%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$211,960	$164,905	$176,136	$379,240	$526,344
Ratios of expenses to average net assets
Net expenses	0.41%	0.41%	0.41%	0.41%	0.41%
Total expenses	0.65%	0.73%	0.70%	0.70%	0.68%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	4.26%	2.18%	0.68%	0.93%	1.62%
Before advisory/administration and other fee waivers	4.02%	1.86%	0.39%	0.64%	1.35%

1  Audited by other auditors.

10

BlackRock

Municipal Money Market Portfolio

Investment Goal

The fund seeks as high a level of current income exempt from Federal income tax as is consistent with maintaining liquidity and stability of principal.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in Municipal Securities.

Specifically, the fund may invest in:

1)  Fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody's, SP-2 or A-2 or higher by Standard & Poor's or F-2 or higher by Fitch.

2)  Tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody's, A-2 or higher by Standard & Poor's or F-2 or higher by Fitch.

3)  Municipal bonds rated A or higher by Moody's, Standard & Poor's or Fitch.

4)  Unrated notes, paper and other instruments that are determined by the fund manager to be of comparable quality to the instruments described above.

The fund seeks to maintain a net asset value of $1.00 per share.

The fund normally invests at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from regular Federal income tax and the Federal Alternative Minimum Tax. The other 20% of its assets can be invested in securities which are subject to regular Federal income tax and the Federal Alternative Minimum Tax.

The fund intends to invest so that less than 25% of its total assets are Municipal Securities of issuers located in the same state.

The securities purchased by the fund are subject to the quality, diversification and other requirements of Rule 2a-7 under the Investment Company Act and the rules of the Securities and Exchange Commission.

Quality

The fund manager, under guidelines established by the Fund's Board of Trustees, will only purchase securities that have short-term debt

IMPORTANT DEFINITIONS

Dollar-Weighted Average Maturity: The average maturity of the fund is the average amount of time until the organizations that issued the debt securities in the fund's portfolio must pay off the principal amount of the debt. "Dollar-weighted" means the larger the dollar value of debt security in the fund, the more weight it gets in calculating this average.

General Obligation Bonds: Bonds which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.

Liquidity: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

Municipal Lease Obligations: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of the general obligations of the municipality.

Municipal Security: A short-term obligation issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies or authorities.

Net Asset Value (NAV): The value of everything the fund owns, minus everything it owes, divided by the number of shares held by investors.

Repurchase Agreement: A special type of short-term investment. A dealer sells securities to a fund and agrees to buy them back later at a set price. In effect, the dealer is borrowing the fund's money for a short time, using the securities as collateral.

Revenue Bonds: Bonds which are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source.

Tax-Exempt Commercial Paper: Short-term Municipal Securities with maturities of 1 to 270 days.

Variable or Floating Rate Securities: Securities whose interest rates adjust automatically after a certain period of time and/or whenever a predetermined standard interest rate changes.

11

ratings at the time of purchase in the two highest rating categories from at least two nationally recognized statistical rating organizations (NRSROs), or one such rating if the security is rated by only one NRSRO. Securities that do not have a short-term rating must be determined by the fund manager to be of comparable quality.

Maturity

The fund is managed so that the dollar-weighted average maturity of all its investments will be 90 days or less. The fund will buy only those securities which have remaining maturities of 397 days or less (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements). The fund's securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and fluctuate more in value.

Normally, the fund may hold up to 20% of its assets in uninvested cash reserves. Uninvested cash will not earn income. It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not Municipal Securities (and therefore are subject to regular Federal income tax and the Federal Alternative Minimum Tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment goal.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval. The fund may not change the requirement that it normally invest at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from regular Federal income tax and the Federal Alternative Minimum Tax without shareholder approval.

Key Risks

The value of money market investments tends to fall when prevailing interest rates rise, when an issuer's creditworthiness declines or when the rate of inflation increases, although they're generally less sensitive to such changes than longer-term securities

Municipal Securities include revenue bonds, general obligation bonds and municipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent

12

than if its assets were not so invested. Municipal Securities also include moral obligation bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities. Municipal lease obligations also are subject to the risk that the municipality will not appropriate funds for lease payments.

There may be less information available on the financial condition of issuers of Municipal Securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell Municipal Securities, especially on short notice, and Municipal Securities may be more difficult for the fund to value accurately than securities of public corporations. In addition, Municipal Securities are subject to the risk that their tax treatment could be changed by Congress or state legislatures, thereby affecting the value of outstanding Municipal Securities.

The fund may invest up to 20% of its assets in bonds the interest on which may be subject to the Federal Alternative Minimum Tax. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may, from time to time, invest up to 25% of its assets in securities whose issuers are located in a single state. These investments would make the fund more dependent upon the political and economic circumstances of that state than a mutual fund that invests more broadly.

The fund may invest 25% or more of its assets in Municipal Securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in Municipal Securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

The fund will rely on legal opinions of counsel to issuers of Municipal Securities as to the tax-free status of investments and will not do its own analysis.

The fund may purchase variable and floating rate instruments. The absence of an active market for these securities could make it difficult for the fund to dispose of them if the issuer defaults.

Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the

13

Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

Municipal Money Market

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
Municipal MM
Return Before Taxes	3.11%	1.62%	2.41%	11/01/89

  *  The chart and the table both assume reinvestment of dividends and distributions.

  1  Inception date of the fund's oldest class(es).

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

14

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	.45%
Other expenses	.17%
Total annual fund operating expenses	.62%
Fee waivers and expense reimbursements*	.20%
Net expenses*	.42%

  *  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Institutional class expenses to 0.42% of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$43	$178	$326	$755

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

15

Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Institutional Share Outstanding Throughout Each Period)

Municipal Money Market Portfolio

	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	0.0289	0.0172	0.0073	0.0092	0.0142
Total from investment operations	0.0289	0.0172	0.0073	0.0092	0.0142
Less distributions
Distributions from net investment income	(0.0289)	(0.0172)	(0.0073)	(0.0092)	(0.0142)
Total distributions	(0.0289)	(0.0172)	(0.0073)	(0.0092)	(0.0142)
Net asset value at end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	2.93%	1.74%	0.73%	0.92%	1.43%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$61,154	$75,789	$126,534	$437,613	$428,743
Ratios of expenses to average net assets
Net expenses	0.42%	0.42%	0.42%	0.42%	0.42%
Total expenses	0.67%	0.74%	0.71%	0.71%	0.70%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	2.88%	1.69%	0.69%	0.92%	1.41%
Before advisory/administration and other fee waivers	2.63%	1.37%	0.41%	0.64%	1.13%

1  Audited by other auditors.

16

BlackRock

New Jersey Municipal Money Market Portfolio

Investment Goal

The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, New Jersey state income tax, as is consistent with maintaining liquidity and stability of principal.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in Municipal Securities of issuers located in New Jersey.

Specifically, the fund may invest in:

1)  Fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody's, SP-2 or A-2 or higher by Standard & Poor's or F-2 or higher by Fitch.

2)  Tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody's, A-2 or higher by Standard & Poor's or F-2 or higher by Fitch.

3)  Municipal bonds rated A or higher by Moody's, Standard & Poor's or Fitch.

4)  Unrated notes, paper and other instruments that are determined by the fund manager to be of comparable quality to the instruments described above.

The fund seeks to maintain a net asset value of $1.00 per share.

The fund normally invests at least 80% of its assets in Municipal Securities and other instruments whose interest is exempt from regular Federal income tax and New Jersey state income tax. The other 20% of its assets can be invested in securities of non-municipal issuers the income from which the fund manager believes is exempt from regular Federal income tax and/or New Jersey state income tax and securities which are subject to regular Federal income tax and New Jersey state income tax. Interest income from the fund's investments may be subject to the Federal Alternative Minimum Tax.

In addition, the fund normally invests at least 80% of its assets in New Jersey Municipal Securities and other obligations which are statutorily free from state and local taxation under the laws of New Jersey or the United States in order to qualify as a "qualified investment fund" under New Jersey law. The fund may invest in Municipal Securities of issuers located outside of New Jersey the interest from which is exempt from regular Federal income tax and New Jersey state income tax.

IMPORTANT DEFINITIONS

Dollar-Weighted Average Maturity: The average maturity of the fund is the average amount of time until the organizations that issued the debt securities in the fund's portfolio must pay off the principal amount of the debt. "Dollar-weighted" means the larger the dollar value of debt security in the fund, the more weight it gets in calculating this average.

General Obligation Bonds: Bonds which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.

Liquidity: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

Municipal Lease Obligations: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of the general obligations of the municipality.

Municipal Security: A short-term obligation issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies and authorities.

Net Asset Value (NAV): The value of everything the fund owns, minus everything it owes, divided by the number of shares held by investors.

Repurchase Agreement: A special type of short-term investment. A dealer sells securities to a fund and agrees to buy them back later at a set price. In effect, the dealer is borrowing the fund's money for a short time, using the securities as collateral.

Revenue Bonds: Bonds which are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source.

Tax-Exempt Commercial Paper: Short-term Municipal Securities with maturities of 1 to 270 days.

Variable or Floating Rate Securities: Securities whose interest rates adjust automatically after a certain period of time and/or whenever a predetermined standard interest rate changes.

17

The securities purchased by the fund are subject to the quality, diversification and other requirements of Rule 2a-7 under the Investment Company Act and other rules of the Securities and Exchange Commission.

Quality

The fund manager, under guidelines established by the Fund's Board of Trustees, will only purchase securities that have short-term debt ratings at the time of purchase in the two highest rating categories from at least two nationally recognized statistical rating organizations (NRSROs), or one such rating if the security is rated by only one NRSRO. Securities that do not have a short-term rating must be determined by the fund manager to be of comparable quality.

Maturity

The fund is managed so that the dollar-weighted average maturity of all its investments will be 90 days or less. The fund will buy only those securities which have remaining maturities of 397 days or less (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements). The fund's securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and fluctuate more in value.

Normally, the fund may hold up to 20% of its assets in uninvested cash reserves. Uninvested cash will not earn income. It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not Municipal Securities (and therefore are subject to regular Federal income tax and New Jersey state income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment goal.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval. The fund may not change the requirement that it normally invest at least 80% of its assets in Municipal Securities and other instruments whose interest is exempt from regular Federal income tax and New Jersey state income tax without shareholder approval.

Key Risks

The value of money market investments tends to fall when prevailing interest rates rise, when an issuer's creditworthiness declines or when the rate of inflation increases, although they're generally less sensitive to such changes than longer-term securities.

18

The fund concentrates its investments in securities of issuers located in New Jersey and is non-diversified under the Investment Company Act. This raises special concerns because performance is more dependent upon the performance of a smaller number of securities and issuers than in a more diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would in a more diversified portfolio. In particular, changes in the economic conditions and governmental policies of New Jersey and its political subdivisions, including as a result of legislation or litigation changing the taxation of Municipal Securities or the rights of Municipal Security holders in the event of bankruptcy, could impact the value of the fund's shares.

Municipal Securities include revenue bonds, general obligation bonds and municipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Municipal Securities also include moral obligation bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities. Municipal lease obligations also are subject to the risk that the municipality will not appropriate funds for lease payments.

There may be less information available on the financial condition of issuers of Municipal Securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell Municipal Securities, especially on short notice, and Municipal Securities may be more difficult for the fund to value accurately than securities of public corporations. In addition, Municipal Securities are subject to the risk that their tax treatment could be changed by Congress or state legislatures, thereby affecting the value of outstanding Municipal Securities.

The fund may invest without limit in bonds the interest on which may be subject to the Federal Alternative Minimum Tax. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

19

The fund may invest 25% or more of its assets in Municipal Securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in Municipal Securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

The fund will rely on legal opinions of counsel to issuers of Municipal Securities as to the tax-free status of investments and will not do its own analysis.

The fund may purchase variable and floating rate instruments. The absence of an active market for these securities could make it difficult for the fund to dispose of them if the issuer defaults.

Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

New Jersey Municipal Money Market

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
NJ Municipal MM
Return Before Taxes	3.07%	1.60%	2.35%	07/01/91

  *  The chart and the table both assume reinvestment of dividends and distributions.

  1  Inception date of the fund's oldest class(es).

20

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	.45%
Other expenses	.18%
Total annual fund operating expenses	.63%
Fee waivers and expense reimbursements*	.24%
Net expenses*	.39%

  *  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Institutional class expenses to 0.39% of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$40	$178	$327	$763

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

21

Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Institutional Share Outstanding Throughout Each Period)

New Jersey Municipal Money Market Portfolio

	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Years Ended 9/30/02[1]
Net asset value at beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	0.0285	0.0175	0.0074	0.0089	0.0134
Total from investment operations	0.0285	0.0175	0.0074	0.0089	0.0134
Less distributions
Distributions from net investment income	(0.0285)	(0.0175)	(0.0074)	(0.0089)	(0.0134)
Total distributions	(0.0285)	(0.0175)	(0.0074)	(0.0089)	(0.0134)
Net asset value at end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	2.89%	1.76%	0.74%	0.89%	1.35%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$99,173	$74,329	$80,530	$77,267	$86,573
Ratios of expenses to average net assets
Net expenses	0.39%	0.39%	0.39%	0.39%	0.39%
Total expenses	0.66%	0.74%	0.72%	0.72%	0.71%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	2.88%	1.73%	0.74%	0.89%	1.34%
Before advisory/administration and other fee waivers	2.61%	1.38%	0.40%	0.56%	1.02%

1  Audited by other auditors.

22

BlackRock

North Carolina Municipal Money Market Portfolio

Investment Goal

The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, North Carolina state income tax, as is consistent with maintaining liquidity and stability of principal.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in Municipal Securities of issuers located in North Carolina.

Specifically, the fund may invest in:

1)  Fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody's, SP-2 or A-2 or higher by Standard & Poor's or F-2 or higher by Fitch.

2)  Tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody's, A-2 or higher by Standard & Poor's or F-2 or higher by Fitch.

3)  Municipal bonds rated A or higher by Moody's, Standard & Poor's or Fitch.

4)  Unrated notes, paper and other instruments that are determined by the fund manager to be of comparable quality to the instruments described above.

The fund seeks to maintain a net asset value of $1.00 per share.

The fund normally invests at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from regular Federal income tax and North Carolina state income tax. The other 20% of its assets can be invested in securities of non-municipal issuers the income from which the fund manager believes is exempt from regular Federal income tax and/or North Carolina state income tax and securities which are subject to regular Federal income tax and North Carolina state income tax. Interest income from the fund's investments may be subject to the Federal Alternative Minimum Tax. The fund may invest in Municipal Securities of issuers located outside of North Carolina the interest from which is exempt from regular Federal income tax and North Carolina state income tax.

The securities purchased by the fund are subject to the quality, diversification and other requirements of Rule 2a-7 under the Investment Company Act and other rules of the Securities and Exchange Commission.

IMPORTANT DEFINITIONS

Dollar-Weighted Average Maturity: The average maturity of the fund is the average amount of time until the organizations that issued the debt securities in the fund's portfolio must pay off the principal amount of the debt. "Dollar-weighted" means the larger the dollar value of debt security in the fund, the more weight it gets in calculating this average.

General Obligation Bonds: Bonds which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.

Liquidity: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

Municipal Lease Obligations: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of the general obligations of the municipality.

Municipal Security: A short-term obligation issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies and authorities.

Net Asset Value (NAV): The value of everything the fund owns, minus everything it owes, divided by the number of shares held by investors.

Repurchase Agreement: A special type of short-term investment. A dealer sells securities to a fund and agrees to buy them back later at a set price. In effect, the dealer is borrowing the fund's money for a short time, using the securities as collateral.

Revenue Bonds: Bonds which are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source.

Tax-Exempt Commercial Paper: Short-term Municipal Securities with maturities of 1 to 270 days.

Variable or Floating Rate Securities: Securities whose interest rates adjust automatically after a certain period of time and/or whenever a predetermined standard interest rate changes.

23

Quality

The fund manager, under guidelines established by the Fund's Board of Trustees, will only purchase securities that have short-term debt ratings at the time of purchase in the two highest rating categories from at least two nationally recognized statistical rating organizations (NRSROs), or one such rating if the security is rated by only one NRSRO. Securities that do not have a short-term rating must be determined by the fund manager to be of comparable quality.

Maturity

The fund is managed so that the dollar-weighted average maturity of all its investments will be 90 days or less. The fund will buy only those securities which have remaining maturities of 397 days or less (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements). The fund's securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and fluctuate more in value.

Normally, the fund may hold up to 20% of its assets in uninvested cash reserves. Uninvested cash will not earn income. It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not Municipal Securities (and therefore are subject to regular Federal income tax and North Carolina state income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment goal.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval. The fund may not change the requirement that it normally invest at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from regular Federal income tax and North Carolina state income tax without shareholder approval.

Key Risks

The value of money market investments tends to fall when prevailing interest rates rise, when an issuer's creditworthiness, declines or when the rate of inflation increases, although they're generally less sensitive to such changes than longer-term securities.

The fund concentrates its investments in securities of issuers located in North Carolina and is non-diversified under the Investment Company Act. This raises special concerns because performance is more dependent upon the performance of a smaller number of securities and issuers than in a more diversified

24

portfolio. The change in value of any one security may affect the overall value of the fund more than it would in a more diversified portfolio. In particular, changes in the economic conditions and governmental policies of North Carolina and its political subdivisions, including as a result of legislation or litigation changing the taxation of Municipal Securities or the rights of Municipal Security holders in the event of bankruptcy, could impact the value of the fund's shares.

Municipal Securities include revenue bonds, general obligation bonds and municipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Municipal Securities also include moral obligation bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities. Municipal lease obligations also are subject to the risk that the municipality will not appropriate funds for lease payments.

There may be less information available on the financial condition of issuers of Municipal Securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell Municipal Securities, especially on short notice, and Municipal Securities may be more difficult for the fund to value accurately than securities of public corporations. In addition, Municipal Securities are subject to the risk that their tax treatment could be changed by Congress or state legislatures, thereby affecting the value of outstanding Municipal Securities.

The fund may invest without limit in bonds the interest on which may be subject to the Federal Alternative Minimum Tax. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in Municipal Securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in Municipal Securities related to water or sewer systems.

25

This type of concentration exposes the fund to the legal and economic risks relating to those projects.

The fund will rely on legal opinions of counsel to issuers of Municipal Securities as to the tax-free status of investments and will not do its own analysis.

The fund may purchase variable and floating rate instruments. The absence of an active market for these securities could make it difficult for the fund to dispose of them if the issuer defaults.

Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

North Carolina Municipal Money Market

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
NC Municipal MM
Return Before Taxes	3.22%	1.69%	2.46%	05/03/93

  *  The chart and the table both assume reinvestment of dividends and distributions.

  1  Inception date of the fund's oldest class(es).

26

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	.45%
Other expenses	.20%
Total annual fund operating expenses	.65%
Fee waivers and expense reimbursements*	.35%
Net expenses*	.30%

  *  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Institutional class expenses to 0.30% of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$31	$173	$328	$777

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

27

Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Institutional Share Outstanding Throughout Each Period)

North Carolina Municipal
Money Market Portfolio

	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	0.0299	0.0185	0.0084	0.0097	0.0134
Total from investment operations	0.0299	0.0185	0.0084	0.0097	0.0134
Less distributions
Distributions from net investment income	(0.0299)	(0.0185)	(0.0084)	(0.0097)	(0.0134)
Total distributions	(0.0299)	(0.0185)	(0.0084)	(0.0097)	(0.0134)
Net asset value at end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	3.04%	1.87%	0.85%	0.97%	1.35%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$61,086	$56,017	$58,168	$162,465	$156,476
Ratios of expenses to average net assets
Net expenses	0.30%	0.30%	0.30%	0.30%	0.30%
Total expenses	0.70%	0.80%	0.74%	0.74%	0.72%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	3.00%	1.84%	0.84%	0.96%	1.32%
Before advisory/administration and other fee waivers	2.60%	1.34%	0.40%	0.53%	0.90%

1  Audited by other auditors.

28

BlackRock

Ohio Municipal Money Market Portfolio

Investment Goal

The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, Ohio state income tax, as is consistent with maintaining liquidity and stability of principal.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in Municipal Securities of issuers located in Ohio.

Specifically, the fund may invest in:

1)  Fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody's, SP-2 or A-2 or higher by Standard & Poor's or F-2 or higher by Fitch.

2)  Tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody's, A-2 or higher by Standard & Poor's or F-2 or higher by Fitch.

3)  Municipal bonds rated A or higher by Moody's Standard & Poor's or Fitch.

4)  Unrated notes, paper and other instruments that are determined by the fund manager to be of comparable quality to the instruments described above.

The fund seeks to maintain a net asset value of $1.00 per share.

The fund normally invests at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from regular Federal income tax and Ohio state income tax. The other 20% of its assets can be invested in securities of non-municipal issuers the income from which the fund manager believes is exempt from regular Federal income tax and/or Ohio state income tax and securities which are subject to regular Federal income tax and Ohio state income tax. Interest income from the fund's investments may be subject to the Federal Alternative Minimum Tax. The fund may invest in Municipal Securities of issues located outside of Ohio, the interest from which is exempt from regular Federal income tax and Ohio state income tax.

The securities purchased by the fund are subject to the quality, diversification and other requirements of Rule 2a-7 under the Investment Company Act and other rules of the Securities and Exchange Commission.

IMPORTANT DEFINITIONS

Dollar-Weighted Average Maturity: The average maturity of the fund is the average amount of time until the organizations that issued the debt securities in the fund's portfolio must pay off the principal amount of the debt. "Dollar-weighted" means the larger the dollar value of debt security in the fund, the more weight it gets in calculating this average.

General Obligation Bonds: Bonds which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.

Liquidity: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

Municipal Lease Obligations: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of the general obligations of the municipality.

Municipal Security: A short-term obligation issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies and authorities.

Net Asset Value (NAV): The value of everything the fund owns, minus everything it owes, divided by the number of shares held by investors.

Repurchase Agreement: A special type of short-term investment. A dealer sells securities to a fund and agrees to buy them back later at a set price. In effect, the dealer is borrowing the fund's money for a short time, using the securities as collateral.

Revenue Bonds: Bonds which are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source.

Tax-Exempt Commercial Paper: Short-term Municipal Securities with maturities of 1 to 270 days.

Variable or Floating Rate Securities: Securities whose interest rates adjust automatically after a certain period of time and/or whenever a predetermined standard interest rate changes.

29

Quality

The fund manager, under guidelines established by the Fund's Board of Trustees, will only purchase securities that have short-term debt ratings at the time of purchase in the two highest rating categories from at least two nationally recognized statistical rating organizations (NRSROs), or one such rating if the security is rated by only one NRSRO. Securities that do not have a short-term rating must be determined by the fund manager to be of comparable quality.

Maturity

The fund is managed so that the dollar weighted average maturity of all its investments will be 90 days or less. The fund will buy only those securities which have remaining maturities of 397 days or less (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements). The fund's securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and fluctuate more in value.

Normally, the fund may hold up to 20% of its assets in uninvested cash reserves. Uninvested cash will not earn income. It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not Municipal Securities (and therefore are subject to regular Federal income tax and Ohio state income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment goal.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval. The fund may not change the requirement that it normally invest at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from regular Federal income tax and Ohio state income tax without shareholder approval.

Key Risks

The value of money market investments tends to fall when prevailing interest rates rise, when an issuer's creditworthiness declines or when the rate of inflation increases, although they're generally less sensitive to such changes than longer-term securities.

The fund concentrates its investments in securities of issuers located in Ohio and is non-diversified under the Investment Company Act. This raises special concerns because performance is more dependent upon the performance of a smaller number of securities and issuers than in a more diversified portfolio. The

30

change in value of any one security may affect the overall value of the fund more than it would in a more diversified portfolio. In particular, changes in the economic conditions and governmental policies of Ohio and its political subdivisions, including as a result of legislation or litigation changing the taxation of Municipal Securities or the rights of Municipal Security holders in the event of bankruptcy, could impact the value of the fund's shares.

Municipal Securities include revenue bonds, general obligation bonds and municipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Municipal Securities also include moral obligation bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities. Municipal lease obligations also are subject to the risk that the municipality will not appropriate funds for lease payments.

There may be less information available on the financial condition of issuers of Municipal Securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell Municipal Securities, especially on short notice, and Municipal Securities may be more difficult for the fund to value accurately than securities of public corporations. In addition, Municipal Securities are subject to the risk that their tax treatment could be changed by Congress or state legislatures, thereby affecting the value of outstanding Municipal Securities.

The fund may invest without limit in bonds the interest on which may be subject to the Federal Alternative Minimum Tax. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in Municipal Securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in Municipal Securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

31

The fund will rely on legal opinions of counsel to issuers of Municipal Securities as to the tax-free status of investments and will not do its own analysis.

The fund may purchase variable and floating rate instruments. The absence of an active market for these securities could make it difficult for the fund to dispose of them if the issuer defaults.

Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

Ohio Municipal Money Market

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
OH Municipal MM
Return Before Taxes	3.18%	1.73%	2.51%	06/01/93

  *  The chart and the table both assume reinvestment of dividends and distributions.

  1  Inception date of the fund's oldest class(es).

32

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	.45%
Other expenses	.18%
Total annual fund operating expenses	.63%
Fee waivers and expense reimbursements*	.24%
Net expenses*	.39%

  *  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Institutional class expenses to 0.39% of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$40	$178	$327	$763

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

33

Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Institutional Share Outstanding Throughout Each Period)

Ohio Municipal Money Market Portfolio

	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	0.0297	0.0182	0.0087	0.0105	0.0154
Total from investment operations	0.0297	0.0182	0.0087	0.0105	0.0154
Less distributions
Distributions from net investment income	(0.0297)	(0.0182)	(0.0087)	(0.0105)	(0.0154)
Total distributions	(0.0297)	(0.0182)	(0.0087)	(0.0105)	(0.0154)
Net asset value at end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	3.01%	1.83%	0.87%	1.06%	1.55%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$131,016	$88,697	$122,030	$94,936	$104,426
Ratios of expenses to average net assets
Net expenses	0.39%	0.39%	0.39%	0.39%	0.39%
Total expenses	0.67%	0.73%	0.72%	0.72%	0.72%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	2.99%	1.79%	0.87%	1.05%	1.52%
Before advisory/administration and other fee waivers	2.71%	1.45%	0.54%	0.71%	1.19%

1  Audited by other auditors.

34

BlackRock

Pennsylvania Municipal Money Market Portfolio

Investment Goal

The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, Pennsylvania state income tax, as is consistent with maintaining liquidity and stability of principal.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in Municipal Securities of issuers located in Pennsylvania.

Specifically, the fund may invest in:

1)  Fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody's, SP-2 or A-2 or higher by Standard & Poor's or F-2 or higher by Fitch.

2)  Tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody's, A-2 or higher by Standard & Poor's or F-2 or higher by Fitch.

3)  Municipal bonds rated A or higher by Moody's, Standard & Poor's or Fitch.

4)  Unrated notes, paper and other instruments that are determined by the fund manager to be of comparable quality to the instruments described above.

The fund seeks to maintain a net asset value of $1.00 per share.

The fund normally invests at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from regular Federal income tax and Pennsylvania state income tax. The other 20% of its assets can be invested in securities of non-municipal issuers the income from which the fund manager believes is exempt from regular Federal income tax and/or Pennsylvania state income tax and securities which are subject to regular Federal income tax and Pennsylvania state income tax. Interest income from the fund's investments may be subject to the Federal Alternative Minimum Tax. The fund may invest in Municipal Securities of issuers located outside of Pennsylvania the interest from which is exempt from regular Federal income tax and Pennsylvania state income tax.

The securities purchased by the fund are subject to the quality, diversification and other requirements of Rule 2a-7 under the Investment Company Act and other rules of the Securities and Exchange Commission.

IMPORTANT DEFINITIONS

Dollar-Weighted Average Maturity: The average maturity of the fund is the average amount of time until the organizations that issued the debt securities in the fund's portfolio must pay off the principal amount of the debt. "Dollar-weighted" means the larger the dollar value of debt security in the fund, the more weight it gets in calculating this average.

General Obligation Bonds: Bonds which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.

Liquidity: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

Municipal Lease Obligations: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of the general obligations of the municipality.

Municipal Security: A short term obligation issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies and authorities.

Net Asset Value (NAV): The value of everything the fund owns, minus everything it owes, divided by the number of shares held by investors.

Repurchase Agreement: A special type of short-term investment. A dealer sells securities to a fund and agrees to buy them back later at a set price. In effect, the dealer is borrowing the fund's money for a short time, using the securities as collateral.

Revenue Bonds: Bonds which are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source.

Tax-Exempt Commercial Paper: Short-term Municipal Securities with maturities of 1 to 270 days.

Variable or Floating Rate Securities: Securities whose interest rates adjust automatically after a certain period of time and/or whenever a predetermined standard interest rate changes.

35

Quality

The fund manager, under guidelines established by the Fund's Board of Trustees, will only purchase securities that have short-term debt ratings at the time of purchase in the two highest rating categories from at least two nationally recognized statistical rating organizations (NRSROs), or one such rating if the security is rated by only one NRSRO. Securities that do not have a short-term rating must be determined by the fund manager to be of comparable quality.

Maturity

The fund is managed so that the dollar-weighted average maturity of all its investments will be 90 days or less. The fund will buy only those securities which have remaining maturities of 397 days or less (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements). The fund's securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and fluctuate more in value.

Normally, the fund may hold up to 20% of its assets in uninvested cash reserves. Uninvested cash will not earn income. It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not Municipal Securities (and therefore are subject to regular Federal income tax and Pennsylvania state income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment goal.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval. The fund may not change the requirement that it normally invest at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from regular Federal income tax and Pennsylvania state income tax without shareholder approval.

Key Risks

The value of money market investments tends to fall when prevailing interest rates rise, when an issuer's creditworthiness declines or when the rate of inflation increases, although they're generally less sensitive to such changes than longer-term securities.

The fund concentrates its investments in securities of issuers located in Pennsylvania and is non-diversified under the Investment Company Act. This raises special concerns because performance is more dependent upon the performance of a smaller number of securities and issuers than in a more diversified portfolio. The change in value of any one security may affect the

36

overall value of the fund more than it would in a more diversified portfolio. In particular, changes in the economic conditions and governmental policies of Pennsylvania and its political subdivisions, including as a result of legislation or litigation changing the taxation of Municipal Securities or the rights of Municipal Security holders in the event of bankruptcy, could impact the value of the fund's shares.

Municipal Securities include revenue bonds, general obligation bonds and municipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Municipal Securities also include moral obligation bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities. Municipal lease obligations also are subject to the risk that the municipality will not appropriate funds for lease payments.

There may be less information available on the financial condition of issuers of Municipal Securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell Municipal Securities, especially on short notice, and Municipal Securities may be more difficult for the fund to value accurately than securities of public corporations. In addition, Municipal Securities are subject to the risk that their tax treatment could be changed by Congress or state legislatures, thereby affecting the value of outstanding Municipal Securities.

The fund may invest without limit in bonds the interest on which may be subject to the Federal Alternative Minimum Tax. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in Municipal Securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in Municipal Securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

37

The fund will rely on legal opinions of counsel to issuers of Municipal Securities as to the tax-free status of investments and will not do its own analysis.

The fund may purchase variable and floating rate instruments. The absence of an active market for these securities could make it difficult for the fund to dispose of them if the issuer defaults.

Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

Pennsylvania Municipal Money Market

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
PA Municipal MM
Return Before Taxes	3.12%	1.62%	2.37%	06/01/93

  *  The chart and the table both assume reinvestment of dividends and distributions.

  1  Inception date of the fund's oldest class(es).

38

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	.45%
Other expenses	.16%
Total annual fund operating expenses	.61%
Fee waivers and expense reimbursements*	.19%
Net expenses*	.42%

  *  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Institutional class expenses to 0.42% of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$43	$176	$321	$744

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

39

Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Institutional Share Outstanding Throughout Each Period)

Pennsylvania Municipal
Money Market Portfolio

	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	0.0290	0.0178	0.0073	0.0093	0.0131
Total from investment operations	0.0290	0.0178	0.0073	0.0093	0.0131
Less distributions
Distributions from net investment income	(0.0290)	(0.0178)	(0.0073)	(0.0093)	(0.0131)
Total distributions	(0.0290)	(0.0178)	(0.0073)	(0.0093)	(0.0131)
Net asset value at end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	2.94%	1.79%	0.73%	0.93%	1.31%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$464,708	$430,376	$426,130	$416,412	$466,039
Ratios of expenses to average net assets
Net expenses	0.42%	0.42%	0.42%	0.42%	0.42%
Total expenses	0.64%	0.72%	0.71%	0.71%	0.70%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	2.92%	1.78%	0.73%	0.93%	1.30%
Before advisory/administration and other fee waivers	2.70%	1.48%	0.44%	0.64%	1.02%

1  Audited by other auditors.

40

BlackRock

Virginia Municipal Money Market Portfolio

Investment Goal

The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, Virginia state income tax, as is consistent with maintaining liquidity and stability of principal.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in Municipal Securities of issuers located in Virginia.

Specifically, the fund may invest in:

1)  Fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody's, SP-2 or A-2 or higher by Standard & Poor's or F-2 or higher by Fitch.

2)  Tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody's, A-2 or higher by Standard & Poor's or F-2 or higher by Fitch.

3)  Municipal bonds rated A or higher by Moody's, Standard & Poor's or Fitch.

4)  Unrated notes, paper and other instruments that are determined by the fund manager to be of comparable quality to the instruments described above.

The fund seeks to maintain a net asset value of $1.00 per share.

The fund normally invests at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from regular Federal income tax and Virginia state income tax. The other 20% of its assets can be invested in securities of non-municipal issuers the income from which the fund manager believes is exempt from regular Federal income tax and/or Virginia state income tax and securities which are subject to regular Federal income tax and Virginia state income tax. Interest income from the fund's investments may be subject to the Federal Alternative Minimum Tax. The fund may invest in Municipal Securities of issuers located outside of Virginia the interest from which is exempt from regular Federal income tax and Virginia state income tax.

The securities purchased by the fund are subject to the quality, diversification and other requirements of Rule 2a-7 under the Investment Company and other rules of the Securities and Exchange Commission.

IMPORTANT DEFINITIONS

Dollar-Weighted Average Maturity: The average maturity of the fund is the average amount of time until the organizations that issued the debt securities in the fund's portfolio must pay off the principal amount of the debt. "Dollar-weighted" means the larger the dollar value of debt security in the fund, the more weight it gets in calculating this average.

General Obligation Bonds: Bonds which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.

Liquidity: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

Municipal Lease Obligations: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of the general obligations of the municipality.

Municipal Security: A short-term obligation issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies and authorities.

Net Asset Value (NAV): The value of everything the fund owns, minus everything it owes, divided by the number of shares held by investors.

Repurchase Agreement: A special type of short-term investment. A dealer sells securities to a fund and agrees to buy them back later at a set price. In effect, the dealer is borrowing the fund's money for a short time, using the securities as collateral.

Revenue Bonds: Bonds which are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source.

41

IMPORTANT DEFINITIONS

Tax-Exempt Commercial Paper: Short-term Municipal Securities with maturities of 1 to 270 days.

Variable or Floating Rate Securities: Securities whose interest rates adjust automatically after a certain period of time and/or whenever a predetermined standard interest rate changes.

Quality

The fund manager, under guidelines established by the Fund's Board of Trustees, will only purchase securities that have short-term debt ratings at the time of purchase in the two highest rating categories from at least two nationally recognized statistical rating organizations (NRSROs), or one such rating if the security is rated by only one NRSRO. Securities that do not have a short-term rating must be determined by the fund manager to be of comparable quality.

Maturity

The fund is managed so that the dollar-weighted average maturity of all its investments will be 90 days or less. The fund will buy only those securities which have remaining maturities of 397 days or less (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements). The fund's securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and fluctuate more in value.

Normally, the fund may hold up to 20% of its assets in uninvested cash reserves. Uninvested cash will not earn income. It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not Municipal Securities (and therefore are subject to regular Federal income tax and Virginia state income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment goal.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval. The fund may not change the requirement that it normally invest at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from regular Federal income tax and Virginia state income tax without shareholder approval.

Key Risks

The value of money market instruments tends to fall when prevailing interest rates rise, when an issuer's creditworthiness declines or when the rate of inflation increases, although they're generally less sensitive to such changes than longer-term securities.

The fund concentrates its investments in securities of issuers located in Virginia and is non-diversified under the Investment Company Act. This raises special concerns because performance is more dependent upon the performance of a smaller number of securities and issuers than in a more diversified portfolio. The change in value of any one security may affect the overall value of the fund

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more than it would in a more diversified portfolio. In particular, changes in the economic conditions and governmental policies of Virginia and its political subdivisions, including as a result of legislation or litigation changing the taxation of Municipal Securities or the rights of Municipal Security holders in the event of bankruptcy, could impact the value of the fund's shares.

Municipal Securities include revenue bonds, general obligation bonds and municipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Municipal Securities also include moral obligation bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities. Municipal lease obligations also are subject to the risk that the municipality will not appropriate funds for lease payments.

There may be less information available on the financial condition of issuers of Municipal Securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell Municipal Securities, especially on short notice, and Municipal Securities may be more difficult for the fund to value accurately than securities of public corporations. In addition, Municipal Securities are subject to the risk that their tax treatment could be changed by Congress or state legislatures, thereby affecting the value of outstanding Municipal Securities.

The fund may invest without limit in bonds the interest on which may be subject to the Federal Alternative Minimum Tax. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in Municipal Securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in Municipal Securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

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The fund will rely on legal opinions of counsel to issuers of Municipal Securities as to the tax-free status of investments and will not do its own analysis.

The fund may purchase variable and floating rate instruments. The absence of an active market for these securities could make it difficult for the fund to dispose of them if the issuer defaults.

Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

Virginia Municipal Money Market

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
VA Municipal MM
Return Before Taxes	3.18%	1.68%	2.49%	07/25/94

  *  The chart and the table both assume reinvestment of dividends and distributions.

  1  Inception date of the fund's oldest class(es).

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Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	.45%
Other expenses	.26%
Total annual fund operating expenses	.71%
Fee waivers and expense reimbursements*	.41%
Net expenses*	.30%

  *  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Institutional class expenses to 0.30% of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$31	$186	$355	$844

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

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Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Institutional Share Outstanding Throughout Each Period)

Virginia Municipal Money Market Portfolio

	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	0.0295	0.0181	0.0082	0.0094	0.0144
Total from investment operations	0.0295	0.0181	0.0082	0.0094	0.0144
Less distributions
Distributions from net investment income	(0.0295)	(0.0181)	(0.0082)	(0.0094)	(0.0144)
Total distributions	(0.0295)	(0.0181)	(0.0082)	(0.0094)	(0.0144)
Net asset value at end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	2.99%	1.83%	0.82%	0.95%	1.45%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$71,518	$24,169	$17,857	$21,963	$19,808
Ratios of expenses to average net assets
Net expenses	0.29%	0.30%	0.30%	0.30%	0.30%
Total expenses	0.75%	0.92%	0.89%	0.75%	0.75%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	3.03%	1.84%	0.83%	0.93%	1.50%
Before advisory/administration and other fee waivers	2.57%	1.22%	0.23%	0.48%	1.06%

1  Audited by other auditors.

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About Your Investment

Buying Shares

Institutional Shares are offered without a sales charge to:

■  Institutional and individual investors with a minimum investment of $2 million

■  Certain qualified employee benefit plans

■  Investors in selected fee-based programs

■  Registered investment advisers with a minimum investment of $250,000

■  Trust departments of PNC Bank and Merrill Lynch Trust Company and their affiliates on behalf of clients for whom they

■  act in a fiduciary capacity (excluding participant-directed employee benefit plans)

■  otherwise have investment discretion or

■  act as custodian for at least $2 million in assets

■  Unaffiliated banks, thrifts or trust companies that have agreements with the Fund's distributor

■  Holders of certain Merrill Lynch-sponsored unit investment trusts (UITs) who reinvest dividends received from such UITs in shares of one or more BlackRock funds

Purchase orders may be placed by calling (800) 441-7762.

Investors who currently own Institutional Shares of a fund may make additional purchases of Institutional Shares of that fund except for investors holding shares through certain client accounts at financial intermediaries that are omnibus with the Fund and do not meet applicable minimums.

What Price Per Share Will You Pay?

A mutual fund is a pool of investors' money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $5 million dollars and has 5 million shares outstanding, the net asset value (NAV) per share is $1.00. Although each fund described in this Prospectus seeks to maintain an NAV of $1.00 per share, there is no guarantee it will be able to do so.

The funds' investments are valued based on the amortized cost method described in the SAI.

Institutional Shares are sold at the net asset value per share determined after an order is received by PFPC Inc., the Fund's transfer agent. A purchase order for each fund may be made by

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telephoning (800) 441-7762 before 12:30 p.m. (Eastern time) on a day the New York Stock Exchange (the NYSE) and the Federal Reserve Bank of Philadelphia are open (business day). For each fund, if your order is received before 12:30 p.m. (Eastern time) on a day the NYSE and the Federal Reserve Bank of Philadelphia are open, it will be executed at 12:30 p.m. (Eastern time). If payment for such order is not received by 4 p.m. (Eastern time), the order will be cancelled. You will be informed if this should happen. No orders will be accepted after 12:30 p.m. (Eastern time).

NAV is calculated separately for each class of shares of each fund as of the close of business on the NYSE, generally 4 p.m. (Eastern time), each day the NYSE and the Federal Reserve Bank of Philadelphia are open. Shares will not be priced on days the NYSE or the Federal Reserve Bank of Philadelphia are closed. Each fund may elect, in its discretion if it is determined to be in shareholders' best interest, to be open on days that the NYSE is closed due to an emergency.

Certain financial institutions may buy and sell Institutional Shares on behalf of their customers. The institutions may charge a fee for this service and may impose additional conditions on owning fund shares. Shareholders should contact their institutions for more information.

Paying for Shares

Payment for Institutional Shares must normally be made in Federal funds or other funds immediately available to the Fund's custodian. Payment may also, at the discretion of the Fund, be made in the form of securities that are permissible investments for the respective fund. If payment is not received by this time, you will be responsible for any loss to the Fund.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Fund, to obtain, verify and record information that identifies each person who opens an account. When opening an account, you will be asked for your name, address, date of birth and other information that will allow the Fund to identify you. The Fund may also ask to see other identifying documents such as a driver's license (for individuals) or Articles of Incorporation or other formation documents (for institutions). The Fund may use a

48

third party to obtain and verify this information. The Fund may not be able to establish an account, or it may close your existing account and/or redeem your shares involuntarily, if you do not provide sufficient information within the relevant time periods.

How Much is the Minimum Investment?

The minimum investment for the initial purchase of Institutional Shares is:

■  $2 million for institutions and individuals

■  $250,000 for registered investment advisers

The Fund has lower investment minimums for other categories of shareholders eligible to purchase Institutional Shares, including selected fee-based programs and qualified employee benefit plans, as set forth in the "Buying Shares" section.

The Fund does not accept third party checks as payment for shares.

The Fund may permit a lower initial investment for certain investors if their purchase, combined with purchases by other investors received together by the Fund, meets the minimum investment requirement. The Fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements for any shareholder and suspend and resume the sale of any share class of any fund at any time for any reason.

Distribution and Service Plan

The Fund has adopted a plan (the Plan) that allows the Fund to pay distribution fees for the sale of its shares under Rule 12b-1 of the Investment Company Act and shareholder servicing fees for certain services provided to its shareholders.

In accordance with the Plan, Institutional shares currently do not make such payments. The Fund, however, may enter into non-Plan agreements with brokers, dealers, financial institutions and industry professionals (including PNC Bank, Merrill Lynch & Co., Inc. (Merrill Lynch), BlackRock and their affiliates) (Service Organizations) pursuant to which the Fund will pay a Service Organization for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are in addition to, rather than in lieu of, fees the Fund pays to its transfer agent and are generally based on either (1) a percentage of the average daily net assets of Fund shareholders

49

serviced by a Service Organization or (2) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial.

The Plan permits BlackRock, BlackRock Distributors, Inc. (the Distributor) and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Fund). From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits. BlackRock, the Distributor and their affiliates may compensate affiliated and unaffiliated Service Organizations for the sale and distribution of shares of the Fund or for these other services to the Fund and shareholders. These payments may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Service Organization, or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as "revenue sharing" payments. In some circumstances, these revenue sharing payments may create an incentive for a Service Organization, its employees or associated persons to recommend or sell shares of the Fund to you. Please contact your Service Organization for details about payments it may receive from the Fund or from BlackRock, the Distributor or their affiliates. For more information, see the SAI.

Selling Shares

Shareholders may place redemption orders by telephoning (800) 441-7762. Shares are redeemed at the NAV per share next determined after receipt of the redemption order. The Fund, its administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures.

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Payment for redeemed shares for which a redemption order is received before 12:30 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming shareholder on the same business day, provided that the funds' custodian is also open for business. Payment for redemption orders received between 12:30 p.m. (Eastern time) and 4 p.m. (Eastern time) or on a day when the funds' custodian is closed is normally wired in Federal funds on the next business day following redemption on which the funds' custodian is open for business. With respect to the Municipal Money Market, New Jersey Municipal Money Market, North Carolina Municipal Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market and Virginia Municipal Money Market Portfolios, to the extent a redemption order is submitted between 12 noon and 12:30 p.m., payment normally will be wired on the same business day (provided that the funds' custodian is open for business) up to $10 million per investor. Redemption orders in excess of $10 million per investor submitted between 12 noon and 12:30 p.m. normally will be wired on the next business day on which the funds' custodian is open for business. The Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgement of the Fund, an earlier payment could adversely affect a fund.

The Fund doesn't charge for redemptions or for wiring redemption payments.

During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Redemption requests may also be mailed to BlackRock Funds, c/o PFPC Inc., P.O. Box 9819, Providence, RI 02940.

The Fund is not responsible for the efficiency of the Federal wire system or the shareholder's firm or bank. The Fund does not currently charge for wire transfers. The shareholder is responsible for any charges imposed by the shareholder's bank. To change the name of the single, designated bank account to receive wire redemption proceeds, it is necessary to send a written request to BlackRock Funds, c/o PFPC Inc., P.O. Box 9819, Providence, RI 02940.

The Fund may refuse a telephone redemption request if it believes it is advisable to do so.

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Market Timing and Redemption Fees

The Board of Trustees of the Fund has determined that the interests of long-term shareholders and the Fund's ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations—also known as "market timing." The funds are not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege for Investor, Institutional and R Shares is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of a fund and its shareholders. For example, large flows of cash into and out of a fund may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve the fund's investment goal. Frequent trading may cause a fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce a fund's performance.

A fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of the fund's portfolio securities and the determination of the fund's NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling fund shares at a price that does not reflect their true value. A similar risk exists for funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. The Fund will seek to eliminate these opportunities by using fair value pricing.

The Fund discourages market timing and seeks to prevent frequent purchases and sales or exchanges of fund shares that it determines may be detrimental to a fund or long-term shareholders. The Board of Trustees has approved the policies discussed below to seek to deter market timing activity. The Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of fund shares because legitimate strategies, such as asset allocation, dollar cost averaging or similar activities, may

52

result in frequent trading of fund shares. It is not expected that shareholders would be harmed by such legitimate activities.

If, as a result of its own investigation, information provided by a financial intermediary or other third party, or otherwise, the Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If the Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and the Fund will not be responsible for any losses you therefore may suffer. In addition, any redemptions or exchanges that you make (as a result of the activity described above or otherwise) will be subject to any and all redemption fees, as described below. For transactions placed directly with the Fund, the Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Fund. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide the Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated are not known by the Fund. While the Fund monitors for market timing activity, the Fund may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the funds. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a financial intermediary is determined by the Fund to be engaged in market timing or other improper trading activity, the Fund's distributor may terminate such financial intermediary's agreement with the distributor, suspend such financial intermediary's trading privileges or take other appropriate actions.

Each of the Fund's High Yield Bond, International Bond, Aurora, Small/Mid-Cap Growth, Small Cap Value Equity, Small Cap Core Equity, Small Cap Growth Equity, Health Sciences Opportunities, Global Science & Technology Opportunities, Global Resources, All-Cap Global Resources, U.S. Opportunities, Global Opportunities

53

and International Opportunities Portfolios will automatically assess and retain a fee of 2% of the current NAV, after excluding the effect of any contingent deferred sales charges, of shares being redeemed or exchanged within 30 days of acquisition (other than those acquired through reinvestment of dividends or other distributions). A new 30-day period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Portfolio A are exchanged for shares of Portfolio B 20 days after the purchase of the Portfolio A shares, followed in 20 days by an exchange of the Portfolio B shares for shares of Portfolio C, will be subject to two redemption fees (one on each exchange).

The redemption fee is for the benefit of the remaining shareholders of a fund and is intended to encourage long-term investment, to compensate for transaction and other expenses caused by early redemptions and exchanges, and to facilitate portfolio management. The "first-in, first-out" method is used to determine the holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. The Fund sells shares to some 401(k) plans, 403(b) plans, bank or trust company accounts, and accounts of certain financial institutions or intermediaries that do not apply the redemption fee to underlying shareholders, often because of administrative or systems limitations. From time to time, with the approval of the Fund, the redemption fee will not be assessed on redemptions or exchanges by: (i) accounts of asset allocation programs or wrap programs whose trading practices are determined by the Fund not to be detrimental to a fund or long-term shareholders (e.g., model driven programs with periodic automatic portfolio rebalancing that prohibit participant-directed trading and other programs with similar characteristics); (ii) accounts of shareholders who have died or become disabled; (iii) shareholders redeeming or exchanging shares through the Fund's Systematic Withdrawal Plan, Systematic Exchange Plan or in connection with required distributions from an IRA, 401(k) plan, 403(b) plan or any other Internal Revenue Code Section 401 qualified employee benefit plan or account, or distribution from a 529 plan; (iv) shareholders executing rollovers of current investments in the Fund through qualified employee benefit plans; and (v) certain other accounts in the absolute discretion of the Fund when the redemption fee is de minimis or a shareholder can demonstrate hardship. The Fund reserves the right to modify or eliminate these waivers at any time.

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There is no assurance that the methods described above will prevent market timing on other trading that may be deemed abusive.

The Fund may from time to time use other methods that it believes are appropriate to deter market timing or other trading activity that may be detrimental to a fund or long-term shareholders.

The Fund's Rights

The Fund may:

■  Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act,

■  Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act or as described in the second paragraph in the section "Selling Shares" above,

■  Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level, as described below, and

■  Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act.

Accounts with Low Balances

The Fund may redeem a shareholder's account in any fund at any time if the net asset value of the account in such fund falls below the required minimum initial investment as the result of a redemption or an exchange request. The shareholder will be notified in writing that the value of the account is less than the required amount and the shareholder will be allowed 60 days to make additional investments before the redemption is processed.

Statements

Every shareholder automatically receives quarterly account statements. In addition, for tax purposes, shareholders also receive a yearly statement describing the characteristics of any dividends or other distributions received.

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IMPORTANT DEFINITIONS

Adviser: The adviser of a mutual fund is responsible for the overall investment management of the fund. The adviser for BlackRock Funds is BlackRock.

Sub-Adviser: The sub-adviser of a fund is responsible for its day-to-day management and will generally make all buy and sell decisions. Sub-advisers also provide research and credit analysis. The sub-adviser for all the funds is BlackRock Institutional Management Corporation.

Management

BlackRock Funds' adviser is BlackRock Advisors, LLC (BlackRock). BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 100 Bellevue Parkway, Wilmington, DE 19809. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with approximately $1.125 trillion of assets under management as of December 31, 2006. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc. and Merrill Lynch & Co., Inc. BlackRock Institutional Management Corporation (BIMC), an affiliate of BlackRock located at 100 Bellevue Parkway, Wilmington, DE 19809, acts as sub-adviser to the funds.

For their investment advisory and sub-advisory services, BlackRock and BIMC are entitled to fees computed daily on a fund-by-fund basis and payable monthly. For the fiscal year ended September 30, 2006, the aggregate advisory fees paid by the funds to BlackRock as a percentage of average daily net assets were:

Money Market	0.28%
U.S. Treasury Money Market	0.26%
Municipal Money Market	0.26%
New Jersey Municipal Money Market	0.23%
North Carolina Municipal Money Market	0.11%
Ohio Municipal Money Market	0.23%
Pennsylvania Municipal Money Market	0.28%
Virginia Municipal Money Market	0.06%

The maximum annual advisory fees that can be paid to BlackRock on behalf of each fund (as a percentage of average daily net assets) are as follows:

AVERAGE DAILY NET ASSETS	INVESTMENT ADVISORY FEE
First $1 billion	0.450%
$1 billion-$2 billion	0.400%
$2 billion-$3 billion	0.375%
more than $3 billion	0.350%

A discussion regarding the basis for the Board of Trustees of the Fund approving the Fund's investment advisory contracts is available in the Fund's semi-annual report to shareholders.

As discussed above, BlackRock has agreed contractually to cap net expenses (excluding (i) interest, taxes, brokerage commissions, and other expenditures which are capitalized in accordance with

56

generally accepted accounting principles; (ii) expenses incurred directly or indirectly by a fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, a fund's investments; and (iv) other extraordinary expenses not incurred in the ordinary course of a fund's business, if any) of each share class of each fund at the levels shown in each fund's expense table.

To achieve this cap, BlackRock and the Fund have entered into an expense limitation agreement. The agreement sets a limit on certain of the operating expenses of each class of shares and requires BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit.

If within two years following a waiver or reimbursement, the operating expenses of a share class that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that share class, the share class is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the fund of which the share class is a part has more than $50 million in assets, (2) BlackRock or an affiliate serves as the fund's investment adviser or administrator and (3) the Board of Trustees of the Fund has approved in advance the payments to BlackRock at the previous quarterly meeting of the Board.

Conflicts of Interest

The investment activities of BlackRock and its affiliates (including, for these purposes, Merrill Lynch & Co., Inc., BlackRock, Inc., The PNC Financial Services Group, Inc. and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively with BlackRock, the Affiliates)) in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock provides investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the funds. BlackRock and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of

57

their clients may conflict with those of the Fund. One or more Affiliates act or may act as an investor, investment banker, research provider, investment manager, financer, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in the global fixed income, currency, commodity, equity and other markets in which the funds directly and indirectly invest. Thus, it is likely that the funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate performs or seeks to perform investment banking or other services. One or more Affiliates may engage in proprietary trading and advise accounts and mutual funds that have investment objectives similar to those of the funds and/or that engage in and compete for transactions in the same types of securities, currencies and instruments as the funds. The trading activities of these Affiliates are carried out without reference to positions held directly or indirectly by the funds and may result in an Affiliate having positions that are adverse to those of the funds. No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the funds. As a result, an Affiliate may compete with the funds for appropriate investment opportunities. The results of the funds' investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the funds could sustain losses during periods in which one or more Affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the funds may, from time to time, enter into transactions in which an Affiliate or its other clients have an adverse interest. Furthermore, transactions undertaken by an Affiliate or Affiliate-advised clients may adversely impact the funds. Transactions by one or more Affiliate-advised clients or BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the funds. The funds' activities may be limited because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. In addition, the funds may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. The funds also may invest in securities of companies for which an Affiliate provides or may some day provide research

58

coverage. An Affiliate may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the funds or who engage in transactions with or for the funds. The funds may also make brokerage and other payments to an Affiliate in connection with the funds' portfolio investment transactions.

Under a securities lending program approved by the Fund's Board of Trustees, the Fund has retained an Affiliate of BlackRock to serve as the securities lending agent for the funds to the extent that a fund participates in the securities lending program. For these services, the lending agent may receive a fee from the funds, including a fee based on the returns earned on the funds' investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the funds may lend its portfolio securities under the securities lending program.

The activities of BlackRock or its Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.

Dividends and Distributions

BlackRock Funds makes two kinds of distributions to shareholders: net investment income and net realized capital gains.

Distributions of net investment income derived by a fund are declared daily and paid monthly within ten business days after the end of the month. The Fund's Board of Trustees may change the timing of dividend payments. Shareholders whose purchase orders are executed at 12:30 p.m. (Eastern time) receive dividends for that day. Shareholders whose redemption orders have been received by 12:30 p.m. (Eastern time) do not receive dividends for that day.

Net realized capital gains (including net short-term capital gains), if any, will be distributed by a fund at least annually at a date determined by the Fund's Board of Trustees.

Your distributions will be reinvested at net asset value in new shares of the same class of the fund unless you instruct PFPC Inc. in

59

writing to pay them in cash. There are no sales charges on these reinvestments.

If you invest in a fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as "buying a dividend." Distributions that are declared in December, but paid in January are taxable as if they were paid in December.

Taxation of Distributions

Distributions paid out of a fund's "net capital gain" will be taxed to shareholders as long-term capital gain, regardless of how long a shareholder has owned shares. Distributions of net investment income, other than exempt-interest dividends, and net short-term capital gains will generally be taxed to shareholders as ordinary income.

Each of the Municipal Money Market, New Jersey Municipal Money Market, North Carolina Municipal Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market and Virginia Municipal Money Market Portfolios intends to pay most of its dividends as exempt-interest dividends, which means such dividends are exempt from regular Federal income tax (but, except for the Municipal Money Market Portfolio, may be subject to the Federal Alternative Minimum Tax). The state or municipality where you live may not charge you state and local taxes on dividends paid with respect to interest on obligations of such state or municipality. Otherwise, these dividends will generally be subject to state and local taxes.

Dividends paid with respect to interest on securities issued by the U.S. Government and its agencies may also be exempt from some types of state and local taxes.

Your annual tax statement from the Fund will present in detail the tax status of your distributions for each year.

When you sell your shares of a fund, you may realize a capital gain or loss. Use of the exchange privilege also will be treated as a taxable event because it will be deemed a redemption and subsequent purchase of the shares involved. Therefore, use of the exchange privilege may be subject to federal, state and local income tax.

60

If you do not provide a fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

Non-U.S. investors may be subject to U.S. withholding and/or estate tax, and will be subject to special U.S. tax certification requirements. Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax adviser about federal, state and local tax consequences of owning shares of the Fund.

Exchange Privilege

Once you are a shareholder, you generally have the right to exchange Institutional Shares from one BlackRock fund to Institutional Shares of another to meet your changing financial needs. Please note that you can exchange only into a share class and fund that are open to new investors, unless you have a current account in a fund that is closed to new investors.

There is no required minimum amount with respect to exchanges of Institutional Shares. Institutional Shares of each BlackRock fund may be exchanged for Institutional shares of other funds which offer that class of shares, based on their respective net asset values. For Federal income tax purposes a share exchange is a taxable event and a capital gain or loss may be realized. Please consult your tax or other financial adviser before making an exchange request.

Exchanges may be subject to the 2% redemption fee. See "Market Timing and Redemption Fees" above.

Investors who currently own Institutional Shares of a fund may make exchanges into Institutional Shares of other funds except for investors holding shares through certain client accounts at financial intermediaries that are omnibus with the Fund and do not meet applicable minimums.

There are several ways to make an exchange: you may call the Fund at (800) 441-7762 and speak with one of our representatives, make the exchange via the Internet by accessing

61

your account online, or you may send a written request to us at BlackRock Funds c/o PFPC Inc., P.O. Box 9819, Providence, RI 02940-8019. Please note, if you indicated on your New Account Application that you did not want the Telephone Exchange Privilege, you will not be able to place exchanges via the telephone until you update this option either in writing or by calling our Service Center. The Fund has the right to reject any telephone request for any reason.

The Fund may suspend or terminate your exchange privilege at any time for any reason, including if the Fund believes, in its sole discretion, that you are engaging in market timing activities. See "Market Timing and Redemption Fees" above.

The Fund reserves the right to modify, limit the use of, or terminate the exchange privilege at any time for any reason.

Important Notice Regarding Delivery of Shareholder Documents

The funds deliver only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as "householding" and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Electronic Access to Annual Reports, Semi-Annual Reports and Prospectuses

Electronic copies of most financial reports and prospectuses are available on the Fund's website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

62

Shareholders Who Hold Accounts Directly With BlackRock

1) Access the BlackRock website at http://www.blackrock.com/edelivery

2) Log into your account

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, Clients) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

63

For more information:

This Prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Fund is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports

These reports contain additional information about each of the funds' investments. The annual report lists portfolio holdings, and includes the funds' financial statements.

Statement of Additional Information (SAI)

A Statement of Additional Information, dated January 31, 2007, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the Fund, may be obtained free of charge, along with the Fund's annual and semi-annual reports, by calling (800) 441-7762. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus.

BlackRock Investment Services

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:00 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 441-7762.

Purchases and Redemptions

Call your registered representative or (800) 441-7762.

World Wide Web

Access general fund information and specific fund performance, including SAI and annual/semi-annual reports, free of charge. Request mutual fund prospectuses and literature. Forward mutual fund inquiries. www.blackrock.com/funds

Written Correspondence

BlackRock Funds
c/o PFPC Inc.
PO Box 9819
Providence, RI 02940-8019

Overnight Mail

BlackRock Funds
c/o PFPC Inc.
101 Sabin Street
Pawtucket, RI 02860

Internal Wholesalers/Broker Dealer Support

Available to support investment professionals
8:30 a.m. to 6:00 p.m. (Eastern time), Monday-Friday.
Call: (800) 882-0052

Portfolio Characteristics and Holdings

A description of the Fund's policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 882-0052.

Securities and Exchange Commission

You may also view and copy public information about the Fund, including the SAI, by visiting the EDGAR database on the SEC Web site (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC directly at (202) 551-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549.

INVESTMENT COMPANY ACT FILE NO. 811-05742

PRO-MM-INST 07

ALTERNATIVES BLACKROCK SOLUTIONS EQUITIES FIXED INCOME LIQUIDITY REAL ESTATE

BlackRock Funds
Money Market Portfolios

Service Shares

Prospectus

January 31, 2007

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

Money Market

U.S. Treasury Money Market

Municipal Money Market

New Jersey Municipal Money Market

North Carolina Municipal Money Market

Ohio Municipal Money Market

Pennsylvania Municipal Money Market

Virginia Municipal Money Market

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of

Contents

How to find the information you need	How to find the information you need	1

	THE BLACKROCK MONEY MARKET PORTFOLIOS

	Money Market	2

	U.S. Treasury Money Market	7

	Municipal Money Market	11

	New Jersey Municipal Money Market	17

	North Carolina Municipal Money Market	23

	Ohio Municipal Money Market	29

	Pennsylvania Municipal Money Market	35

	Virginia Municipal Money Market	41

About Your Investment	How to Buy/Sell Shares	47

	Dividends/Distributions/Taxes	60

How to Find the

Information You Need

About BlackRock Funds

This is the BlackRock Money Market Portfolios Prospectus. It has been written to provide you with the information you need to make an informed decision about whether to invest in BlackRock Funds (the Fund). The Fund's investment adviser is BlackRock Advisors, LLC (BlackRock).

This Prospectus contains information on 8 of the BlackRock Money Market funds. The Prospectus is organized so that each fund has its own short section. Simply turn to the section for any particular fund to read about important fund facts. Also included are sections that tell you about buying and selling shares, certain fees and expenses, shareholder features of the funds and your rights as a shareholder. These sections apply to all the funds.

1

BlackRock

Money Market Portfolio

IMPORTANT DEFINITIONS

Asset-Backed Securities: Debt securities that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Commercial Paper: Short-term securities with maturities of 1 to 397 days which are issued by banks, corporations and others.

Dollar-Weighted Average Maturity: The average maturity of the fund is the average amount of time until the organizations that issued the debt securities in the fund's portfolio must pay off the principal amount of the debt. "Dollar-weighted" means the larger the dollar value of debt security in the fund, the more weight it gets in calculating this average.

Liquidity: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

Net Asset Value (NAV): The value of everything the fund owns, minus everything it owes, divided by the number of shares held by investors.

Repurchase Agreement: A special type of short-term investment. A dealer sells securities to a fund and agrees to buy them back later at a set price. In effect, the dealer is borrowing the fund's money for a short time, using the securities as collateral.

Variable or Floating Rate Securities: Securities whose interest rates adjust automatically after a certain period of time and/or whenever a predetermined standard interest rate changes.

Investment Goal

The fund seeks as high a level of current income as is consistent with maintaining liquidity and stability of principal.

Primary Investment Strategies

In pursuit of this goal, the fund invests in a broad range of short term, high quality U.S. dollar-denominated money market instruments, including government, U.S. and foreign bank, commercial and other obligations. Under normal market conditions, at least 25% of the fund's total assets will be invested in obligations of issuers in the financial services industry or in obligations, such as repurchase agreements, secured by such obligations.

Specifically, the fund may invest in:

1)  U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets of more than $1 billion (including obligations of foreign branches of such banks).

2)  High quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard and Poor's, Prime-2 or higher by Moody's or F-2 or higher by Fitch, as well as high quality corporate bonds rated A or higher at the time of purchase by those rating agencies.

3)  Unrated notes, paper and other instruments that are determined by the fund manager to be of comparable quality to the instruments described above.

4)  Asset-backed securities (including interests in pools of assets such as mortgages, installment purchase obligations and credit card receivables).

5)  Securities issued or guaranteed by the U.S. Government or by its agencies or authorities.

6)  Dollar-denominated securities issued or guaranteed by foreign governments or their political subdivisions, agencies or authorities.

7)  Repurchase agreements relating to the above instruments.

The fund seeks to maintain a net asset value of $1.00 per share.

The securities purchased by the fund are subject to the quality, diversification and other requirements of Rule 2a-7 under the Investment Company Act and other rules of the Securities and Exchange Commission.

2

Quality

The fund manager, under guidelines established by the Fund's Board of Trustees, will only purchase securities that have short-term debt ratings at the time of purchase in the two highest rating categories from at least two nationally recognized statistical rating organizations (NRSROs), or one such rating if the security is rated by only one NRSRO. Securities that do not have a short-term rating must be determined by the fund manager to be of comparable quality.

Maturity

The fund is managed so that the dollar-weighted average maturity of all its investments will be 90 days or less. The fund will buy only those securities which have remaining maturities of 397 days or less (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements). The fund's securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and fluctuate more in value.

Normally, the fund may hold up to 20% of its assets in uninvested cash reserves. Uninvested cash will not earn income.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The value of money market investments tends to fall when prevailing interest rates rise, when an issuer's creditworthiness declines or when the rate of inflation increases, although they're generally less sensitive to such changes than longer-term securities.

Because of its concentration in the financial services industry, the fund will be exposed to a large extent to the risks associated with that industry, such as government regulation, the availability and cost of capital funds, consolidation and general economic conditions. Financial services companies are also exposed to losses if borrowers and other counter-parties experience financial problems and/or cannot repay their obligations.

The obligations of foreign banks and other foreign issuers may involve certain risks in addition to those of domestic issuers, including higher transaction costs, less complete financial information, political and economic instability, less stringent regulatory requirements and less market liquidity.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the

3

U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund is able to invest in securities issued by private companies, which subjects it to credit risk, which refers to the possibility that the issuer of a security will not be able to make principal or interest payments.

The fund could lose money if a seller under a repurchase agreement defaults or declares bankruptcy.

The fund may purchase variable and floating rate instruments. The absence of an active market for these securities could make it difficult for the fund to dispose of them if the issuer defaults.

Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

Money Market

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
Money Market
Return Before Taxes	4.48%	1.93%	3.40%	10/04/89

  *  The chart and the table both assume reinvestment of dividends and distributions.

  1  Inception date of the fund's oldest class(es).

4

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		.43%
Other expenses		.41%
Service fees	.25%
Other	.16%
Total annual fund operating expenses		.84%
Fee waivers and expense reimbursements*		.12%
Net expenses*		.72%

  *  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Service class expenses to 0.72% of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. Including voluntary waivers, the net expenses for the Service class of the fund are estimated to be 0.71%. These voluntary waivers may be terminated at any time. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$74	$256	$454	$1,026

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

5

Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For a Service Share Outstanding Throughout Each Period)

Money Market Portfolio

	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	0.0407	0.0203	0.0054	0.0073	0.0156
Total from investment operations	0.0407	0.0203	0.0054	0.0073	0.0156
Less distributions
Distributions from net investment income	(0.0407)	(0.0203)	(0.0054)	(0.0073)	(0.0156)
Total distributions	(0.0407)	(0.0203)	(0.0054)	(0.0073)	(0.0156)
Net asset value at end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	4.14%	2.05%	0.54%	0.74%	1.57%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$448,015	$411,831	$374,441	$431,854	$567,574
Ratios of expenses to average net assets
Net expenses	0.71%	0.72%	0.71%	0.72%	0.72%
Total expenses	0.89%	0.96%	0.93%	0.94%	0.91%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	4.09%	2.02%	0.54%	0.74%	1.60%
Before advisory/administration and other fee waivers	3.91%	1.78%	0.32%	0.53%	1.41%

1 Audited by other auditors.

6

BlackRock

U.S. Treasury Money Market Portfolio

Investment Goal

The fund seeks as high a level of current income as is consistent with maintaining liquidity and stability of principal.

Primary Investment Strategies

In pursuit of this goal, the fund normally invests at least 80% of its net assets in short-term bills, notes and other obligations issued or guaranteed by the U.S. Treasury and related repurchase agreements.

The fund seeks to maintain a net asset value of $1.00 per share.

The securities purchased by the fund are subject to the quality, diversification and other requirements of Rule 2a-7 under the Investment Company Act and other rules of the Securities and Exchange Commission.

Quality

The fund manager, under guidelines established by the Fund's Board of Trustees, will purchase securities that have short-term debt ratings at the time of purchase in the two highest rating categories from at least two nationally recognized statistical rating organizations (NRSROs), or one such rating if the security is rated by only one NRSRO. Securities that do not have a short-term rating must be determined by the fund manager to be of comparable quality.

Maturity

The fund is managed so that the dollar-weighted average maturity of all its investments will be 90 days or less. The fund will buy only those securities which have remaining maturities of 397 days or less (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements). The fund's securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and fluctuate more in value.

Normally, the fund may hold up to 20% of its assets in uninvested cash reserves. Uninvested cash will not earn income.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at

IMPORTANT DEFINITIONS

Dollar-Weighted Average Maturity: The average maturity of the fund is the average amount of time until the organizations that issued the debt securities in the fund's portfolio must pay off the principal amount of the debt. "Dollar-weighted" means the larger the dollar value of debt security in the fund, the more weight it gets in calculating this average.

Liquidity: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

Net Asset Value (NAV): The value of everything the fund owns, minus everything it owes, divided by the number of shares held by investors.

Repurchase Agreement: A special type of short-term investment. A dealer sells securities to a fund and agrees to buy them back later at a set price. In effect, the dealer is borrowing the fund's money for a short time, using the securities as collateral.

Variable or Floating Rate Securities: Securities whose interest rates adjust automatically after a certain period of time and/or whenever a predetermined standard interest rate changes.

7

least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The value of money market investments tends to fall when prevailing interest rates rise or when the rate of inflation increases, although they're generally less sensitive to such changes than longer-term securities.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics.

The fund could lose money if a seller under a repurchase agreement defaults or declares bankruptcy.

The fund may purchase variable and floating rate instruments. The absence of an active market for these securities could make it difficult for the fund to dispose of them if the issuer defaults.

Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

U.S. Treasury Money Market

8

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
US Treasury MM
Return Before Taxes	4.36%	1.81%	3.21%	11/01/89

  *  The chart and the table both assume reinvestment of dividends and distributions.

  1  Inception date of the fund's oldest class(es).

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		.45%
Other expenses		.41%
Service fees	.25%
Other	.16%
Total annual fund operating expenses		.86%
Fee waivers and expense reimbursements*		.15%
Net expenses*		.71%

  *  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Service class expenses to 0.71% of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. Including voluntary waivers, the net expenses of the Service class of the fund are estimated to be 0.69%. These voluntary waivers may be terminated at any time. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$73	$259	$462	$1,047

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

9

Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For a Service Share Outstanding Throughout Each Period)

U.S. Treasury Money Market Portfolio

	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	0.0393	0.0190	0.0042	0.0061	0.0136
Total from investment operations	0.0393	0.0190	0.0042	0.0061	0.0136
Less distributions
Distributions from net investment income	(0.0393)	(0.0190)	(0.0042)	(0.0061)	(0.0136)
Total distributions	(0.0393)	(0.0190)	(0.0042)	(0.0061)	(0.0136)
Net asset value at end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	4.00%	1.93%	0.42%	0.62%	1.37%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$246,517	$257,187	$219,788	$250,314	$265,841
Ratios of expenses to average net assets
Net expenses	0.70%	0.71%	0.71%	0.71%	0.71%
Total expenses	0.90%	0.98%	0.99%	1.00%	0.98%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	3.94%	1.99%	0.41%	0.61%	1.39%
Before advisory/administration and other fee waivers	3.74%	1.72%	0.13%	0.32%	1.11%

1 Audited by other auditors.

10

BlackRock

Municipal Money Market Portfolio

Investment Goal

The fund seeks as high a level of current income exempt from Federal income tax as is consistent with maintaining liquidity and stability of principal.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in Municipal Securities.

Specifically, the fund may invest in:

1)  Fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody's, SP-2 or A-2 or higher by Standard & Poor's or F-2 or higher by Fitch.

2)  Tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody's, A-2 or higher by Standard & Poor's or F-2 or higher by Fitch.

3)  Municipal bonds rated A or higher by Moody's, Standard & Poor's or Fitch.

4)  Unrated notes, paper and other instruments that are determined by the fund manager to be of comparable quality to the instruments described above.

The fund seeks to maintain a net asset value of $1.00 per share.

The fund normally invests at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from regular Federal income tax and the Federal Alternative Minimum Tax. The other 20% of its assets can be invested in securities which are subject to regular Federal income tax and the Federal Alternative Minimum Tax.

The fund intends to invest so that less than 25% of its total assets are Municipal Securities of issuers located in the same state.

The securities purchased by the fund are subject to the quality, diversification and other requirements of Rule 2a-7 under the Investment Company Act and other rules of the Securities and Exchange Commission.

IMPORTANT DEFINITIONS

Dollar-Weighted Average Maturity: The average maturity of the fund is the average amount of time until the organizations that issued the debt securities in the fund's portfolio must pay off the principal amount of the debt. "Dollar-weighted" means the larger the dollar value of debt security in the fund, the more weight it gets in calculating this average.

General Obligation Bonds: Bonds which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.

Liquidity: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

Municipal Lease Obligations: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of the general obligations of the municipality.

Municipal Security: A short-term obligation issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies or authorities.

Net Asset Value (NAV): The value of everything the fund owns, minus everything it owes, divided by the number of shares held by investors.

Repurchase Agreement: A special type of short-term investment. A dealer sells securities to a fund and agrees to buy them back later at a set price. In effect, the dealer is borrowing the fund's money for a short time, using the securities as collateral.

Revenue Bonds: Bonds which are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source.

11

IMPORTANT DEFINITIONS

Tax-Exempt Commercial Paper: Short-term Municipal Securities with maturities of 1 to 270 days.

Variable or Floating Rate Securities: Securities whose interest rates adjust automatically after a certain period of time and/or whenever a predetermined standard interest rate changes.

Quality

The fund manager, under guidelines established by the Fund's Board of Trustees, will only purchase securities that have short-term debt ratings at the time of purchase in the two highest rating categories from at least two nationally recognized statistical rating organizations (NRSROs), or one such rating if the security is rated by only one
NRSRO. Securities that do not have a short-term rating must be determined by the fund manager to be of comparable quality.

Maturity

The fund is managed so that the dollar-weighted average maturity of all its investments will be 90 days or less. The fund will buy only those securities which have remaining maturities of 397 days or less (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements). The fund's securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and fluctuate more in value.

Normally, the fund may hold up to 20% of its assets in uninvested cash reserves. Uninvested cash will not earn income. It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not Municipal Securities (and therefore are subject to regular Federal income tax and the Federal Alternative Minimum Tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment goal.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval. The fund may not change the requirement that it normally invest at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from regular Federal income tax and the Federal Alternative Minimum Tax without shareholder approval.

Key Risks

The value of money market investments tends to fall when prevailing interest rates rise, when an issuer's creditworthiness declines or when the rate of inflation increases, although they're generally less sensitive to such changes than longer-term securities.

Municipal Securities include revenue bonds, general obligation bonds and municipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the

12

fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Municipal Securities also include moral obligation bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities. Municipal lease obligations also are subject to the risk that the municipality will not appropriate funds for lease payments.

There may be less information available on the financial condition of issuers of Municipal Securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell Municipal Securities, especially on short notice, and Municipal Securities may be more difficult for the fund to value accurately than securities of public corporations. In addition, Municipal Securities are subject to the risk that their tax treatment could be changed by Congress or state legislatures, thereby affecting the value of outstanding Municipal Securities.

The fund may invest up to 20% of its assets in bonds the interest on which may be subject to the Federal Alternative Minimum Tax. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may, from time to time, invest up to 25% of its assets in securities whose issuers are located in a single state. These investments would make the fund more dependent upon the political and economic circumstances of that state than a mutual fund that invests more broadly.

The fund may invest 25% or more of its assets in Municipal Securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in Municipal Securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

The fund will rely on legal opinions of counsel to issuers of Municipal Securities as to the tax-free status of investments and will not do its own analysis.

The fund may purchase variable and floating rate instruments. The absence of an active market for these securities could make it difficult for the fund to dispose of them if the issuer defaults.

13

Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

Municipal Money Market

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
Municipal MM
Return Before Taxes	2.82%	1.32%	2.10%	11/01/89

  *  The chart and the table both assume reinvestment of dividends and distributions.

  1  Inception date of the fund's oldest class(es).

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

14

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		.45%
Other expenses		.43%
Service fees	.25%
Other	.18%
Total annual fund operating expenses		.88%
Fee waivers and expense reimbursements*		.16%
Net expenses*		.72%

  *  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Service class expenses to 0.72% of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. Including voluntary waivers, the net expenses for the Service class of the fund are estimated to be 0.71%. These voluntary waivers may be terminated at any time. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$74	$265	$472	$1,070

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

15

Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For a Service Share Outstanding Throughout Each Period)

Municipal Money Market Portfolio

	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	0.0260	0.0143	0.0043	0.0062	0.0112
Total from investment operations	0.0260	0.0143	0.0043	0.0062	0.0112
Less distributions
Distributions from net investment income	(0.0260)	(0.0143)	(0.0043)	(0.0062)	(0.0112)
Total distributions	(0.0260)	(0.0143)	(0.0043)	(0.0062)	(0.0112)
Net asset value at end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	2.63%	1.44%	0.43%	0.62%	1.12%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$132,523	$93,844	$70,344	$88,769	$104,474
Ratios of expenses to average net assets
Net expenses	0.71%	0.72%	0.72%	0.72%	0.72%
Total expenses	0.91%	0.99%	1.00%	1.01%	1.00%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	2.64%	1.45%	0.42%	0.63%	1.13%
Before advisory/administration and other fee waivers	2.44%	1.18%	0.14%	0.34%	0.85%

1 Audited by other auditors.

16

BlackRock

New Jersey Municipal Money Market Portfolio

Investment Goal

The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, New Jersey state income tax, as is consistent with maintaining liquidity and stability of principal.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in Municipal Securities of issuers located in New Jersey.

Specifically, the fund may invest in:

1)  Fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody's, SP-2 or A-2 or higher by Standard & Poor's or F-2 or higher by Fitch.

2)  Tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody's, A-2 or higher by Standard & Poor's or F-2 or higher by Fitch.

3)  Municipal bonds rated A or higher by Moody's, Standard & Poor's or Fitch.

4)  Unrated notes, paper and other instruments that are determined by the fund manager to be of comparable quality to the instruments described above.

The fund seeks to maintain a net asset value of $1.00 per share.

The fund normally invests at least 80% of its assets in Municipal Securities and other instruments whose interest is exempt from regular Federal income tax and New Jersey state income tax. The other 20% of its assets can be invested in securities of non-municipal issuers the income from which the fund manager believes is exempt from regular Federal income tax and/or New Jersey state income tax and securities which are subject to regular Federal income tax and New Jersey state income tax. Interest income from the fund's investments may be subject to the Federal Alternative Minimum Tax.

In addition, the fund normally invests at least 80% of its assets in New Jersey Municipal Securities and other obligations which are statutorily free from state and local taxation under the laws of New Jersey or the United States in order to qualify as a "qualified investment fund" under New Jersey law. The fund may invest in Municipal Securities of issuers located outside of New Jersey the interest from which is exempt from regular Federal income tax and New Jersey state income tax.

IMPORTANT DEFINITIONS

Dollar-Weighted Average Maturity: The average maturity of the fund is the average amount of time until the organizations that issued the debt securities in the fund's portfolio must pay off the principal amount of the debt. "Dollar-weighted" means the larger the dollar value of debt security in the fund, the more weight it gets in calculating this average.

General Obligation Bonds: Bonds which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.

Liquidity: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

Municipal Lease Obligations: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of the general obligations of the municipality.

Municipal Security: A short-term obligation issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies and authorities.

Net Asset Value (NAV): The value of everything the fund owns, minus everything it owes, divided by the number of shares held by investors.

Repurchase Agreement: A special type of short-term investment. A dealer sells securities to a fund and agrees to buy them back later at a set price. In effect, the dealer is borrowing the fund's money for a short time, using the securities as collateral.

Revenue Bonds: Bonds which are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source.

17

IMPORTANT DEFINITIONS

Tax-Exempt Commercial Paper: Short-term Municipal Securities with maturities of 1 to 270 days.

Variable or Floating Rate Securities: Securities whose interest rates adjust automatically after a certain period of time and/or whenever a predetermined standard interest rate changes.

The securities purchased by the fund are subject to the quality, diversification and other requirements of Rule 2a-7 under the Investment Company Act and other rules of the Securities and Exchange Commission.

Quality

The fund manager, under guidelines established by the Fund's Board of Trustees, will only purchase securities that have short-term debt ratings at the time of purchase in the two highest rating categories from at least two nationally recognized statistical rating organizations (NRSROs), or one such rating if the security is rated by only one NRSRO. Securities that do not have a short-term rating must be determined by the fund manager to be of comparable quality.

Maturity

The fund is managed so that the dollar-weighted average maturity of all its investments will be 90 days or less. The fund will buy only those securities which have remaining maturities of 397 days or less (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements). The fund's securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and fluctuate more in value.

Normally, the fund may hold up to 20% of its assets in uninvested cash reserves. Uninvested cash will not earn income. It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not Municipal Securities (and therefore are subject to regular Federal income tax and New Jersey state income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment goal.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval. The fund may not change the requirement that it normally invest at least 80% of its assets in Municipal Securities and other instruments whose interest is exempt from regular Federal income tax and New Jersey state income tax without shareholder approval.

Key Risks

The value of money market investments tends to fall when prevailing interest rates rise, when an issuer's creditworthiness declines or when the rate of inflation increases, although they're generally less sensitive to such changes than longer-term securities.

The fund concentrates its investments in securities of issuers located in New Jersey and is non-diversified under the Investment

18

Company Act. This raises special concerns because performance is more dependent upon the performance of a smaller number of securities and issuers than in a more diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would in a more diversified portfolio. In particular, changes in the economic conditions and governmental policies of New Jersey and its political subdivisions, including as a result of legislation or litigation changing the taxation of Municipal Securities or the rights of Municipal Security holders in the event of bankruptcy, could impact the value of the fund's shares.

Municipal Securities include revenue bonds, general obligation bonds and municipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Municipal Securities also include moral obligation bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities. Municipal lease obligations also are subject to the risk that the municipality will not appropriate funds for lease payments.

There may be less information available on the financial condition of issuers of Municipal Securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell Municipal Securities, especially on short notice, and Municipal Securities may be more difficult for the fund to value accurately than securities of public corporations. In addition, Municipal Securities are subject to the risk that their tax treatment could be changed by Congress or state legislatures, thereby affecting the value of outstanding Municipal Securities.

The fund may invest without limit in bonds the interest on which may be subject to the Federal Alternative Minimum Tax. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in Municipal Securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in Municipal Securities related to water or sewer systems.

19

This type of concentration exposes the fund to the legal and economic risks relating to those projects.

The fund will rely on legal opinions of counsel to issuers of Municipal Securities as to the tax-free status of investments and will not do its own analysis.

The fund may purchase variable and floating rate instruments. The absence of an active market for these securities could make it difficult for the fund to dispose of them if the issuer defaults.

Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

New Jersey Municipal Money Market

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
New Jersey Municipal MM
Return Before Taxes	2.78%	1.30%	2.05%	07/01/91

  *  The chart and the table both assume reinvestment of dividends and distributions.

  1  Inception date of the fund's oldest class(es).

20

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		.45%
Other expenses		.42%
Service fees	.25%
Other	.17%
Total annual fund operating expenses		.87%
Fee waivers and expense reimbursements*		.18%
Net expenses*		.69%

  *  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Service class expenses to 0.69% of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. Including voluntary waivers, the net expenses of the Service class of the fund are estimated to be 0.67%. These voluntary waivers may be terminated at any time. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$70	$260	$465	$1,056

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

21

Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For a Service Share Outstanding Throughout Each Period)

New Jersey Municipal Money Market Portfolio

	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	0.0256	0.0145	0.0044	0.0059	0.0104
Total from investment operations	0.0256	0.0145	0.0044	0.0059	0.0104
Less distributions
Distributions from net investment income	(0.0256)	(0.0145)	(0.0044)	(0.0059)	(0.0104)
Total distributions	(0.0256)	(0.0145)	(0.0044)	(0.0059)	(0.0104)
Net asset value at end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	2.60%	1.46%	0.44%	0.59%	1.04%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$56,955	$59,794	$59,899	$64,313	$65,074
Ratios of expenses to average net assets
Net expenses	0.68%	0.69%	0.69%	0.69%	0.69%
Total expenses	0.92%	0.99%	1.01%	1.02%	1.01%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	2.57%	1.45%	0.44%	0.59%	1.04%
Before advisory/administration and other fee waivers	2.33%	1.15%	0.12%	0.26%	0.71%

1  Audited by other auditors.

22

BlackRock

North Carolina Municipal Money Market Portfolio

Investment Goal

The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, North Carolina state income tax, as is consistent with maintaining liquidity and stability of principal.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in Municipal Securities of issuers located in North Carolina.

Specifically, the fund may invest in:

1)  Fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody's, SP-2 or A-2 or higher by Standard & Poor's or F-2 or higher by Fitch.

2)  Tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody's, A-2 or higher by Standard & Poor's or F-2 or higher by Fitch.

3)  Municipal bonds rated A or higher by Moody's, Standard & Poor's or Fitch.

4)  Unrated notes, paper and other instruments that are determined by the fund manager to be of comparable quality to the instruments described above.

The fund seeks to maintain a net asset value of $1.00 per share.

The fund normally invests at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from regular Federal income tax and North Carolina state income tax. The other 20% of its assets can be invested in securities of non-municipal issuers the income from which the fund manager believes is exempt from regular Federal income tax and/or North Carolina state income tax and securities which are subject to regular Federal income tax and North Carolina state income tax. Interest income from the fund's investments may be subject to the Federal Alternative Minimum Tax. The fund may invest in Municipal Securities of issuers located outside of North Carolina, the interest from which is exempt from regular Federal income tax and North Carolina state income tax.

The securities purchased by the fund are subject to the quality, diversification and other requirements of Rule 2a-7 under the Investment Company Act and other rules of the Securities and Exchange Commission.

IMPORTANT DEFINITIONS

Dollar-Weighted Average Maturity: The average maturity of the fund is the average amount of time until the organizations that issued the debt securities in the fund's portfolio must pay off the principal amount of the debt. "Dollar-weighted" means the larger the dollar value of debt security in the fund, the more weight it gets in calculating this average.

General Obligation Bonds: Bonds which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.

Liquidity: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

Municipal Lease Obligations: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of the general obligations of the municipality.

Municipal Security: A short-term obligation issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies and authorities.

Net Asset Value (NAV): The value of everything the fund owns, minus everything it owes, divided by the number of shares held by investors.

Repurchase Agreement: A special type of short-term investment. A dealer sells securities to a fund and agrees to buy them back later at a set price. In effect, the dealer is borrowing the fund's money for a short time, using the securities as collateral.

Revenue Bonds: Bonds which are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source.

Tax-Exempt Commercial Paper: Short-term Municipal Securities with maturities of 1 to 270 days.

Variable or Floating Rate Securities: Securities whose interest rates adjust automatically after a certain period of time and/or whenever a predetermined standard interest rate changes.

23

Quality

The fund manager, under guidelines established by the Fund's Board of Trustees, will only purchase securities that have short-term debt ratings at the time of purchase in the two highest rating categories from at least two nationally recognized statistical rating organizations (NRSROs), or one such rating if the security is rated by only one NRSRO. Securities that do not have a short-term rating must be determined by the fund manager to be of comparable quality.

Maturity

The fund is managed so that the dollar-weighted average maturity of all its investments will be 90 days or less. The fund will buy only those securities which have remaining maturities of 397 days or less (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements). The fund's securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and fluctuate more in value.

Normally, the fund may hold up to 20% of its assets in uninvested cash reserves. Uninvested cash will not earn income. It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not Municipal Securities (and therefore are subject to regular Federal income tax and North Carolina state income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment goal.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval. The fund may not change the requirement that it normally invest at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from regular Federal income tax and North Carolina state income tax without shareholder approval.

Key Risks

The value of money market investments tends to fall when prevailing interest rates rise, when an issuer's creditworthiness declines or when the rate of inflation increases, although they're generally less sensitive to such changes than longer-term securities.

The fund concentrates its investments in securities of issuers located in North Carolina and is non-diversified under the Investment Company Act. This raises special concerns because performance is more dependent upon the performance of a smaller number of securities and issuers than in a more diversified portfolio. The

24

change in value of any one security may affect the overall value of the fund more than it would in a more diversified portfolio. In particular, changes in the economic conditions and governmental policies of North Carolina and its political subdivisions, including as a result of legislation or litigation changing the taxation of Municipal Securities or the rights of Municipal Security holders in the event of bankruptcy, could impact the value of the fund's shares.

Municipal Securities include revenue bonds, general obligation bonds and municipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Municipal Securities also include moral obligation bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities. Municipal lease obligations also are subject to the risk that the municipality will not appropriate funds for lease payments.

There may be less information available on the financial condition of issuers of Municipal Securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell Municipal Securities, especially on short notice, and Municipal Securities may be more difficult for the fund to value accurately than securities of public corporations. In addition, Municipal Securities are subject to the risk that their tax treatment could be changed by Congress or state legislatures, thereby affecting the value of outstanding Municipal Securities.

The fund may invest without limit in bonds the interest on which may be subject to the Federal Alternative Minimum Tax. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in Municipal Securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in Municipal Securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

25

The fund will rely on legal opinions of counsel to issuers of Municipal Securities as to the tax-free status of investments and will not do its own analysis.

The fund may purchase variable and floating rate instruments. The absence of an active market for these securities could make it difficult for the fund to dispose of them if the issuer defaults.

Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

North Carolina Municipal Money Market

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
North Carolina Municipal MM
Return Before Taxes	2.91%	1.39%	2.15%	05/03/93

  *  The chart and the table both assume reinvestment of dividends and distributions.

  1  Inception date of the fund's oldest class(es).

26

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		.45%
Other expenses		.48%
Service fees	.25%
Other	.23%
Total annual fund operating expenses		.93%
Fee waivers and expense reimbursements*		.33%
Net expenses*		.60%

  *  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Service class expenses to 0.60% of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$61	$263	$482	$1,113

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

27

Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For a Service Share Outstanding Throughout Each Period)

North Carolina Municipal Money Market Portfolio

	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	0.0270	0.0155	0.0054	0.0067	0.0104
Total from investment operations	0.0270	0.0155	0.0054	0.0067	0.0104
Less distributions
Distributions from net investment income	(0.0270)	(0.0155)	(0.0054)	(0.0067)	(0.0104)
Total distributions	(0.0270)	(0.0155)	(0.0054)	(0.0067)	(0.0104)
Net asset value at end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	2.73%	1.56%	0.54%	0.67%	1.05%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$656	$6,923	$160	$227	$205
Ratios of expenses to average net assets
Net expenses	0.60%	0.60%	0.60%	0.60%	0.60%
Total expenses	0.98%	1.07%	1.03%	1.04%	1.02%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	2.61%	1.69%	0.55%	0.63%	1.14%
Before advisory/administration and other fee waivers	2.23%	1.22%	0.11%	0.20%	0.71%

1  Audited by other auditors.

28

BlackRock

Ohio Municipal Money Market Portfolio

Investment Goal

The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, Ohio state income tax, as is consistent with maintaining liquidity and stability of principal.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in Municipal Securities of issuers located in Ohio.

Specifically, the fund may invest in:

1)  Fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody's, SP-2 or A-2 or higher by Standard & Poor's or F-2 or higher by Fitch.

2)  Tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody's, A-2 or higher by Standard & Poor's or F-2 or higher by Fitch.

3)  Municipal bonds rated A or higher by Moody's, Standard & Poor's or Fitch.

4)  Unrated notes, paper and other instruments that are determined by the fund manager to be of comparable quality to the instruments described above.

The fund seeks to maintain a net asset value of $1.00 per share.

The fund normally invests at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from regular Federal income tax and Ohio state income tax. The other 20% of its assets can be invested in securities of non-municipal issuers the income from which the fund manager believes is exempt from regular Federal income tax and/or Ohio state income tax and securities which are subject to regular Federal income tax and Ohio state income tax. Interest income from the fund's investments may be subject to the Federal Alternative Minimum Tax. The fund may invest in Municipal Securities of issuers located outside of Ohio, the interest from which is exempt from regular Federal income tax and Ohio state income tax.

The securities purchased by the fund are subject to the quality, diversification and other requirements of Rule 2a-7 under the Investment Company Act and other rules of the Securities and Exchange Commission.

IMPORTANT DEFINITIONS

Dollar-Weighted Average Maturity: The average maturity of the fund is the average amount of time until the organizations that issued the debt securities in the fund's portfolio must pay off the principal amount of the debt. "Dollar-weighted" means the larger the dollar value of debt security in the fund, the more weight it gets in calculating this average.

General Obligation Bonds: Bonds which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.

Liquidity: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

Municipal Lease Obligations: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of the general obligations of the municipality.

Municipal Security: A short-term obligation issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies and authorities.

Net Asset Value (NAV): The value of everything the fund owns, minus everything it owes, divided by the number of shares held by investors.

Repurchase Agreement: A special type of short-term investment. A dealer sells securities to a fund and agrees to buy them back later at a set price. In effect, the dealer is borrowing the fund's money for a short time, using the securities as collateral.

Revenue Bonds: Bonds which are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source.

29

IMPORTANT DEFINITIONS

Tax-Exempt Commercial Paper: Short-term Municipal Securities with maturities of 1 to 270 days.

Variable or Floating Rate Securities: Securities whose interest rates adjust automatically after a certain period of time and/or whenever a predetermined standard interest rate changes.

Quality

The fund manager, under guidelines established by the Fund's Board of Trustees, will only purchase securities that have short-term debt ratings at the time of purchase in the two highest rating categories from at least two nationally recognized statistical rating organizations (NRSROs), or one such rating if the security is rated by only one NRSRO. Securities that do not have a short-term rating must be determined by the fund manager to be of comparable quality.

Maturity

The fund is managed so that the dollar weighted average maturity of all its investments will be 90 days or less. The fund will buy only those securities which have remaining maturities of 397 days or less (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements). The fund's securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and fluctuate more in value.

Normally, the fund may hold up to 20% of its assets in uninvested cash reserves. Uninvested cash will not earn income. It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not Municipal Securities (and therefore are subject to regular Federal income tax and Ohio state income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment goal.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval. The fund may not change the requirement that it normally invest at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from regular Federal income tax and Ohio state income tax without shareholder approval.

Key Risks

The value of money market investments tends to fall when prevailing interest rates rise, when an issuer's creditworthiness declines or when the rate of inflation increases, although they're generally less sensitive to such changes than longer-term securities.

The fund concentrates its investments in securities of issuers located in Ohio and is non-diversified under the Investment Company Act. This raises special concerns because performance is more dependent upon the performance of a smaller number of securities and issuers than in a more diversified portfolio. The change in value of any one

30

security may affect the overall value of the fund more than it would in a more diversified portfolio. In particular, changes in the economic conditions and governmental policies of Ohio and its political subdivisions, including as a result of legislation or litigation changing the taxation of Municipal Securities or the rights of Municipal Security holders in the event of bankruptcy, could impact the value of the fund's shares.

Municipal Securities include revenue bonds, general obligation bonds and municipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Municipal Securities also include moral obligation bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities. Municipal lease obligations also are subject to the risk that the municipality will not appropriate funds for lease payments.

There may be less information available on the financial condition of issuers of Municipal Securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell Municipal Securities, especially on short notice, and Municipal Securities may be more difficult for the fund to value accurately than securities of public corporations. In addition, Municipal Securities are subject to the risk that their tax treatment could be changed by Congress or state legislatures, thereby affecting the value of outstanding Municipal Securities.

The fund may invest without limit in bonds the interest on which may be subject to the Federal Alternative Minimum Tax. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in Municipal Securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in Municipal Securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

31

The fund will rely on legal opinions of counsel to issuers of Municipal Securities as to the tax-free status of investments and will not do its own analysis.

The fund may purchase variable and floating rate instruments. The absence of an active market for these securities could make it difficult for the fund to dispose of them if the issuer defaults.

Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

Ohio Municipal Money Market

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
Ohio Municipal MM
Return Before Taxes	2.89%	1.43%	2.21%	06/01/93

  *   The chart and the table both assume reinvestment of dividends and distributions.

  1  Inception date of the fund's oldest class(es).

32

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		.45%
Other expenses		.43%
Service fees	.25%
Other	.18%
Total annual fund operating expenses		.88%
Fee waivers and expense reimbursements*		.19%
Net expenses*		.69%

  *  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Service class expenses to 0.69% of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. Including voluntary waivers, the net expenses for the Service class of the fund are estimated to be 0.67%. These voluntary waivers may be terminated at any time. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$70	$262	$469	$1,067

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

33

Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For a Service Share Outstanding Throughout Each Period)

Ohio Municipal Money Market Portfolio

	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	0.0268	0.0152	0.0057	0.0075	0.0124
Total from investment operations	0.0268	0.0152	0.0057	0.0075	0.0124
Less distributions
Distributions from net investment income	(0.0268)	(0.0152)	(0.0057)	(0.0075)	(0.0124)
Total distributions	(0.0268)	(0.0152)	(0.0057)	(0.0075)	(0.0124)
Net asset value at end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	2.72%	1.53%	0.57%	0.75%	1.25%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$5,647	$10,224	$15,311	$13,061	$11,511
Ratios of expenses to average net assets
Net expenses	0.68%	0.69%	0.69%	0.69%	0.69%
Total expenses	0.92%	0.98%	1.01%	1.03%	1.02%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	2.65%	1.50%	0.56%	0.75%	1.19%
Before advisory/administration and other fee waivers	2.41%	1.21%	0.24%	0.41%	0.87%

1  Audited by other auditors.

34

BlackRock

Pennsylvania Municipal Money Market Portfolio

Investment Goal

The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, Pennsylvania state income tax, as is consistent with maintaining liquidity and stability of principal.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in Municipal Securities of issuers located in Pennsylvania.

Specifically, the fund may invest in:

1)  Fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody's, SP-2 or A-2 or higher by Standard & Poor's or F-2 or higher by Fitch.

2)  Tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody's A-2 or higher by Standard & Poor's, or F-2 or higher by Fitch.

3)  Municipal bonds rated A or higher by Moody's, Standard & Poor's or Fitch.

4)  Unrated notes, paper and other instruments that are determined by the fund manager to be of comparable quality to the instruments described above.

The fund seeks to maintain a net asset value of $1.00 per share.

The fund normally invests at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from regular Federal income tax and Pennsylvania state income tax. The other 20% of its assets can be invested in securities of non-municipal issuers the income from which the fund manager believes is exempt from regular Federal income tax and/or Pennsylvania state income tax and securities which are subject to regular Federal income tax and Pennsylvania state income tax. Interest income from the fund's investments may be subject to the Federal Alternative Minimum Tax. The fund may invest in Municipal Securities of issuers located outside of Pennsylvania the interest from which is exempt from regular Federal income tax and Pennsylvania state income tax.

The securities purchased by the fund are subject to the quality, diversification and other requirements of Rule 2a-7 under the Investment Company Act and other rules of the Securities and Exchange Commission.

IMPORTANT DEFINITIONS

Dollar-Weighted Average Maturity: The average maturity of the fund is the average amount of time until the organizations that issued the debt securities in the fund's portfolio must pay off the principal amount of the debt. "Dollar-weighted" means the larger the dollar value of debt security in the fund, the more weight it gets in calculating this average.

General Obligation Bonds: Bonds which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.

Liquidity: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

Municipal Lease Obligations: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of the general obligations of the municipality.

Municipal Security: A short term obligation issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies and authorities.

Net Asset Value (NAV): The value of everything the fund owns, minus everything it owes, divided by the number of shares held by investors.

Repurchase Agreement: A special type of short-term investment. A dealer sells securities to a fund and agrees to buy them back later at a set price. In effect, the dealer is borrowing the fund's money for a short time, using the securities as collateral.

Revenue Bonds: Bonds which are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source.

35

IMPORTANT DEFINITIONS

Tax-Exempt Commercial Paper: Short-term Municipal Securities with maturities of 1 to 270 days.

Variable or Floating Rate Securities: Securities whose interest rates adjust automatically after a certain period of time and/or whenever a predetermined standard interest rate changes.

Quality

The fund manager, under guidelines established by the Fund's Board of Trustees, will only purchase securities that have short-term debt ratings at the time of purchase in the two highest rating categories from at least two nationally recognized statistical rating organizations (NRSROs), or one such rating if the security is rated by only one NRSRO. Securities that do not have a short-term rating must be determined by the fund manager to be of comparable quality.

Maturity

The fund is managed so that the dollar-weighted average maturity of all its investments will be 90 days or less. The fund will buy only those securities which have remaining maturities of 397 days or less (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements). The fund's securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and fluctuate more in value.

Normally, the fund may hold up to 20% of its assets in uninvested cash reserves. Uninvested cash will not earn income. It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not Municipal Securities (and therefore are subject to regular Federal income tax and Pennsylvania state income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment goal.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval. The fund may not change the requirement that it normally invest at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from regular Federal income tax and Pennsylvania state income tax without shareholder approval.

Key Risks

The value of money market investments tends to fall when prevailing interest rates rise, when an issuer's creditworthiness declines or when the rate of inflation increases, although they're generally less sensitive to such changes than longer-term securities.

The fund concentrates its investments in securities of issuers located in Pennsylvania and is non-diversified under the Investment Company Act. This raises special concerns because performance is more dependent upon the performance of a smaller number of securities and issuers than in a more diversified portfolio. The change

36

in value of any one security may affect the overall value of the fund more than it would in a more diversified portfolio. In particular, changes in the economic conditions and governmental policies of Pennsylvania and its political subdivisions, including as a result of legislation or litigation changing the taxation of Municipal Securities or the rights of Municipal Security holders in the event of bankruptcy, could impact the value of the fund's shares.

Municipal Securities include revenue bonds, general obligation bonds and municipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Municipal Securities also include moral obligation bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities. Municipal lease obligations also are subject to the risk that the municipality will not appropriate funds for lease payments.

There may be less information available on the financial condition of issuers of Municipal Securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell Municipal Securities, especially on short notice, and Municipal Securities may be more difficult for the fund to value accurately than securities of public corporations. In addition, Municipal Securities are subject to the risk that their tax treatment could be changed by Congress or state legislatures, thereby affecting the value of outstanding Municipal Securities.

The fund may invest without limit in bonds the interest on which may be subject to the Federal Alternative Minimum Tax. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in Municipal Securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in Municipal Securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

37

The fund will rely on legal opinions of counsel to issuers of Municipal Securities as to the tax-free status of investments and will not do its own analysis.

The fund may purchase variable and floating rate instruments. The absence of an active market for these securities could make it difficult for the fund to dispose of them if the issuer defaults.

Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

Pennsylvania Municipal Money Market

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
Pennsylvania Municipal MM
Return Before Taxes	2.83%	1.32%	2.07%	06/01/93

  *  The chart and the table both assume reinvestment of dividends and distributions.

  1  Inception date of the fund's oldest class(es).

38

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		.45%
Other expenses		.40%
Service fees	.25%
Other	.15%
Total annual fund operating expenses		.85%
Fee waivers and expense reimbursements*		.13%
Net expenses*		.72%

  *  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Service class expenses to 0.72% of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. Including voluntary waivers, the net expenses for the Service class of the fund are estimated to be 0.70%. These voluntary waivers may be terminated at any time. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$74	$258	$459	$1,037

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

39

Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For a Service Share Outstanding Throughout Each Period)

Pennsylvania Municipal Money Market Portfolio

	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	0.0261	0.0148	0.0043	0.0063	0.0101
Total from investment operations	0.0261	0.0148	0.0043	0.0063	0.0101
Less distributions
Distributions from net investment income	(0.0261)	(0.0148)	(0.0043)	(0.0063)	(0.0101)
Total distributions	(0.0261)	(0.0148)	(0.0043)	(0.0063)	(0.0101)
Net asset value at end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	2.65%	1.49%	0.43%	0.63%	1.01%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$44,406	$34,219	$32,866	$44,164	$54,574
Ratios of expenses to average net assets
Net expenses	0.71%	0.72%	0.72%	0.72%	0.72%
Total expenses	0.89%	0.97%	0.99%	1.01%	1.01%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	2.63%	1.47%	0.43%	0.64%	1.01%
Before advisory/administration and other fee waivers	2.45%	1.22%	0.15%	0.35%	0.73%

1  Audited by other auditors.

40

BlackRock

Virginia Municipal Money Market Portfolio

Investment Goal

The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, Virginia state income tax, as is consistent with maintaining liquidity and stability of principal.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in Municipal Securities of issuers located in Virginia.

Specifically, the fund may invest in:

1)  Fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody's, SP-2 or A-2 or higher by Standard & Poor's or F-2 or higher by Fitch.

2)  Tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody's, A-2 or higher by Standard & Poor's or F-2 or higher by Fitch.

3)  Municipal bonds rated A or higher by Moody's, Standard & Poor's or Fitch.

4)  Unrated notes, paper and other instruments that are determined by the fund manager to be of comparable quality to the instruments described above.

The fund seeks to maintain a net asset value of $1.00 per share.

The fund normally invests at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from regular Federal income tax and Virginia state income tax. The other 20% of its assets can be invested in securities of non-municipal issuers the income from which the fund manager believes is exempt from regular Federal income tax and/or Virginia state income tax and securities which are subject to regular Federal income tax and Virginia state income tax. Interest income from the fund's investments may be subject to the Federal Alternative Minimum Tax. The fund may invest in Municipal Securities of issuers located outside of Virginia the interest from which is exempt from regular Federal income tax and Virginia state income tax.

The securities purchased by the fund are subject to the quality, diversification and other requirements of Rule 2a-7 under the Investment Company Act and other rules of the Securities and Exchange Commission.

IMPORTANT DEFINITIONS

Dollar-Weighted Average Maturity: The average maturity of the fund is the average amount of time until the organizations that issued the debt securities in the fund's portfolio must pay off the principal amount of the debt. "Dollar-weighted" means the larger the dollar value of debt security in the fund, the more weight it gets in calculating this average.

General Obligation Bonds: Bonds which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.

Liquidity: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

Municipal Lease Obligations: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of the general obligations of the municipality.

Municipal Security: A short-term obligation issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies and authorities.

Net Asset Value (NAV): The value of everything the fund owns, minus everything it owes, divided by the number of shares held by investors.

Repurchase Agreement: A special type of short-term investment. A dealer sells securities to a fund and agrees to buy them back later at a set price. In effect, the dealer is borrowing the fund's money for a short time, using the securities as collateral.

Revenue Bonds: Bonds which are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source.

41

IMPORTANT DEFINITIONS

Tax-Exempt Commercial Paper: Short-term Municipal Securities with maturities of 1 to 270 days.

Variable or Floating Rate Securities: Securities whose interest rates adjust automatically after a certain period of time and/or whenever a predetermined standard interest rate changes.

Quality

The fund manager, under guidelines established by the Fund's Board of Trustees, will only purchase securities that have short-term debt ratings at the time of purchase in the two highest rating categories from at least two nationally recognized statistical rating organizations (NRSROs), or one such rating if the security is rated by only one
NRSRO. Securities that do not have a short-term rating must be determined by the fund manager to be of comparable quality.

Maturity

The fund is managed so that the dollar-weighted average maturity of all its investments will be 90 days or less. The fund will buy only those securities which have remaining maturities of 397 days or less (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements). The fund's securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and fluctuate more in value.

Normally, the fund may hold up to 20% of its assets in uninvested cash reserves. Uninvested cash will not earn income. It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not Municipal Securities (and therefore are subject to regular Federal income tax and Virginia state income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment goal.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval. The fund may not change the requirement that it normally invest at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from regular Federal income tax and Virginia state income tax without shareholder approval.

Key Risks

The value of money market instruments tends to fall when prevailing interest rates rise, when an issuer's creditworthiness declines or when the rate of inflation increases, although they're generally less sensitive to such changes than longer-term securities.

The fund concentrates its investments in securities of issuers located in Virginia and is non-diversified under the Investment Company Act. This raises special concerns because performance is more dependent upon the performance of a smaller number of securities and issuers than in a more diversified portfolio. The change in value of any one security may affect the overall value of the fund

42

more than it would in a more diversified portfolio. In particular, changes in the economic conditions and governmental policies of Virginia and its political subdivisions, including as a result of legislation or litigation changing the taxation of Municipal Securities or the rights of Municipal Security holders in the event of bankruptcy, could impact the value of the fund's shares.

Municipal Securities include revenue bonds, general obligation bonds and municipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Municipal Securities also include moral obligation bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities. Municipal lease obligations also are subject to the risk that the municipality will not appropriate funds for lease payments.

There may be less information available on the financial condition of issuers of Municipal Securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell Municipal Securities, especially on short notice, and Municipal Securities may be more difficult for the fund to value accurately than securities of public corporations. In addition, Municipal Securities are subject to the risk that their tax treatment could be changed by Congress or state legislatures, thereby affecting the value of outstanding Municipal Securities.

The fund may invest without limit in bonds the interest on which may be subject to the Federal Alternative Minimum Tax. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in Municipal Securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in Municipal Securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

The fund will rely on legal opinions of counsel to issuers of Municipal Securities as to the tax-free status of investments and will not do its own analysis.

43

The fund may purchase variable and floating rate instruments. The absence of an active market for these securities could make it difficult for the fund to dispose of them if the issuer defaults.

Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of October 7, 2003 (except for the period May 13, 2005 through June 27, 2005), there were no Service Shares outstanding. For the periods Service Shares were not outstanding, the performance of Service Shares is based on the return of Institutional Shares and adjusted to reflect the expenses of Service Shares.

As of 12/31

ANNUAL TOTAL RETURNS*

Virginia Municipal Money Market

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
VA Municipal MM
Return Before Taxes	2.87%	1.45%	2.22%	07/25/94

  *  The chart and the table both assume reinvestment of dividends and distributions.

  1  Inception date of the fund's oldest class(es).

44

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		.45%
Other expenses		.63%
Service fees	.25%
Other	.38%
Total annual fund operating expenses		1.08%
Fee waivers and expense reimbursements*		.48%
Net expenses*		.60%

  *  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Service class expenses to 0.60% of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$61	$296	$549	$1,274

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

45

Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For a Service Share Outstanding Throughout Each Period)

Virginia Municipal Money Market Portfolio

	For the Period 4/24/06[1] through 9/30/06[2]		For the Period 5/13/05 through 6/27/05[3]		For the Period 10/01/03 through 10/07/03[4,5]	Year Ended 9/30/03[5]	Year Ended 9/30/02[5]
Net asset value at beginning of period		$1.00		$1.00	$1.00	$1.00	$1.00
Income from investment operations
Net investment income		0.0104		0.0023	0.0001	0.0084	0.0124
Total from investment operations		0.0104		0.0023	0.0001	0.0084	0.0124
Less distributions
Distributions from net investment income		(0.0104)		(0.0023)	(0.0001)	(0.0084)	(0.0124)
Total distributions		(0.0104)		(0.0023)	(0.0001)	(0.0084)	(0.0124)
Net asset value at end of period		$1.00		$1.00	$1.00	$1.00	$1.00
Total return		1.05%[6]		0.23%[6]	0.01%[6]	0.85%	1.25%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$	– – [7]	$	– – [3]	– – [4]	$41,011	$44,143
Ratios of expenses to average net assets
Net expenses		0.58%[8]		0.60%[8]	0.40%[8]	0.40%	0.40%
Total expenses		1.09%[8]		1.18%[8]	1.06%[8]	1.05%	1.00%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers		3.11%[8]		1.96%[8]	0.71%[8]	0.85%	1.19%
Before advisory/administration and other fee waivers		2.60%[8]		1.38%[8]	0.04%[8]	0.19%	0.60%

1  Reissuance of shares

2  There were no Service Shares outstanding during the period May 3, 2006 to June 1, 2006.

3  There were no Service Shares outstanding as of September 30, 2005.

4  There were no Service Shares outstanding as of September 30, 2004.

5  Audited by other auditors.

6  Not Annualized.

7  Net assets end of period are less than $500.

8  Annualized.

46

About Your Investment

Buying Shares

Service Shares are offered without a sales charge to financial institutions (such as banks and brokerage firms) acting on behalf of their customers, certain persons who were shareholders of the Compass Capital Group of Funds at the time of its combination with The PNC® Fund in 1996 and investors that participate in the Capital DirectionsSM asset allocation program. Service Shares will normally be held by institutions or in the name of nominees of institutions on behalf of their customers. Service Shares are normally purchased through a customer's account at an institution through procedures established by the institution. In these cases, confirmation of share purchases and redemptions will be sent to the institutions. A customer's ownership of shares will be recorded by the institution and reflected in the account statements provided by the institutions to their customers. Investors wishing to purchase Service Shares should contact their institutions.

Purchase orders may be placed by calling (800) 441-7762.

What Price Per Share Will You Pay?

Amutual fund is a pool of investors' money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $5 million dollars and has 5 million shares outstanding, the net asset value (NAV) per share is $1.00. Although each fund described in this Prospectus seeks to maintain an NAV of $1.00 per share, there is no guarantee it will be able to do so.

The funds' investments are valued based on the amortized cost method described in the SAI.

Service Shares are sold at the net asset value per share determined after an order is received by PFPC Inc., the Fund's transfer agent. You may place a purchase order for each fund by telephoning (800) 441-7762 before 12:30 p.m. (Eastern time) on a day the New York Stock Exchange (NYSE) and the Federal Reserve Bank of Philadelphia are open (business day). For each fund, if your order is received before 12:30 p.m. (Eastern time) on a day the NYSE and the Federal Reserve Bank of Philadelphia are open, it will be executed at 12:30 p.m. (Eastern time). If payment for such order is not received by 4 p.m. (Eastern time), the order will be cancelled. You will be informed if this should happen. No orders will be accepted after 12:30 p.m. (Eastern time).

47

NAV is calculated separately for each class of shares of each fund as of the close of business on the NYSE, generally 4 p.m. (Eastern time), each day the NYSE and the Federal Reserve Bank of Philadelphia are open. Shares will not be priced on days the NYSE or the Federal Reserve Bank of Philadelphia are closed. Each fund may elect in its discretion if it is determined to be in shareholders' best interest, to be open on days when the NYSE is closed due to an emergency.

Paying for Shares

Payment for Service Shares must normally be made in Federal funds or other funds immediately available to the Fund's custodian. Payment may also, at the discretion of the Fund, be made in the form of securities that are permissible investments for the respective fund.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Fund, to obtain, verify and record information that identifies each person who opens an account. When opening an account, you will be asked for your name, address, date of birth and other information that will allow the Fund to identify you. The Fund may also ask to see other identifying documents such as a driver's license (for individuals) or Articles of Incorporation or other formation documents (for institutions). The Fund may use a third party to obtain and verify this information. The Fund may not be able to establish an account, or it may close your existing account and/or redeem your shares involuntarily, if you do not provide sufficient information within the relevant time periods.

How Much is the Minimum Investment?

The minimum investment for the initial purchase of Service Shares is $5,000; however, institutions may set a higher minimum for their customers. There is no minimum requirement for later investments. The Fund does not accept third party checks as payment for shares.

The Fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements for any shareholder and suspend and resume the sale of any share class of any fund at any time for any reason.

48

Distribution and Service Plan

The Fund has adopted a plan (the Plan) that allows the Fund to pay distribution fees for the sale of its shares under Rule 12b-1 of the Investment Company Act and shareholder servicing fees for certain services provided to its shareholders. The Fund does not make distribution payments under the Plan with respect to Service Shares.

Under the Plan, the Fund pays shareholder servicing fees to brokers, dealers, financial institutions and industry professionals (including BlackRock, PNC Bank, Merrill Lynch & Co., Inc. (Merrill Lynch) and their affiliates) (Service Organizations) whereby the Service Organizations provide support services to their customers who own Service Shares in return for these fees. The Fund may pay a shareholder servicing fee of up to 0.25% per year of the average daily net asset value of Service Shares of a fund. All Service Shares pay this shareholder servicing fee.

In return for the shareholder servicing fee, Service Organizations (including BlackRock) may provide one or more of the following services to their customers who own Service Shares:

(1)  Responding to customer questions on the services performed by the Service Organization and investments in Service Shares;

(2)  Assisting customers in choosing and changing dividend options, account designations and addresses; and

(3)  Providing other similar shareholder liaison services.

The shareholder servicing fees payable pursuant to the Plan are fees payable for the administration and servicing of shareholder accounts and not costs which are primarily intended to result in the sale of a fund's shares.

Because the fees paid by the Fund under the Plan are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

For more information on the Plan, including a complete list of services provided thereunder, see the SAI.

In addition to, rather than in lieu of, distribution and shareholder servicing fees that the Fund may pay to a Service Organization pursuant to the Plan and fees the Fund pays to its transfer agent, the Fund may enter into non-Plan agreements with Service

49

Organizations pursuant to which the Fund will pay a Service Organization for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization or (2) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial.

The Plan permits BlackRock, BlackRock Distributors, Inc. (the Distributor) and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Fund). From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits. BlackRock, the Distributor and their affiliates may compensate affiliated and unaffiliated Service Organizations for the sale and distribution of shares of the Fund or for these other services to the Fund and shareholders. These payments would be in addition to the Fund payments described in this Prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Service Organization, or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as "revenue sharing" payments. In some circumstances, these revenue sharing payments may create an incentive for a Service Organization, its employees or associated persons to recommend or sell shares of the Fund to you. Please contact your Service Organization for details about payments it may receive from the Fund or from BlackRock, the Distributor or their affiliates. For more information, see the SAI.

Selling Shares

Customers of institutions may redeem Service Shares in accordance with the procedures applicable to their accounts with the institutions. These procedures will vary according to the type of account and the institution involved and customers should consult their account managers in this regard. Institutions are

50

responsible for transmitting redemption orders and crediting their customers' accounts with redemption proceeds on a timely basis.

Institutions may place redemption orders by telephoning (800) 441-7762. Shares are redeemed at the NAV per share next determined after receipt of the redemption order. See "Market Timing and Redemption Fees" below. The Fund, its administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures.

Payment for redeemed shares for which a redemption order is received before 12:30 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming institution on the same business day, provided that the funds' custodian is also open for business. Payment for redemption orders received between 12:30 p.m. (Eastern time) and 4 p.m. (Eastern time) or on a day when the funds' custodian is closed is normally wired in Federal funds on the next business day following redemption on which the funds' custodian is open for business. With respect to the Municipal Money Market, New Jersey Municipal Money Market, North Carolina Municipal Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market and Virginia Municipal Money Market Portfolios, to the extent a redemption order is submitted between 12 noon and 12:30 p.m., payment normally will be wired on the same business day (provided that the funds' custodian is open for business) up to $10 million per investor. Redemption orders in excess of $10 million per investor submitted between 12 noon and 12:30 p.m. normally will be wired on the next business day on which the funds' custodian is open for business. The Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgement of the Fund, an earlier payment could adversely affect a fund. No charge for wiring redemption payments is imposed by the Fund, although institutions may charge their customer accounts for redemption services. Information relating to such redemption services and charges, if any, should be obtained by customers from their institutions.

Persons who were shareholders of the Compass Capital Group of Funds at the time of its combination with the PNC® Fund may

51

redeem for cash some or all of their shares of a fund at any time by sending a written redemption request in proper form to BlackRock Funds, c/o PFPC Inc., P.O. Box 9819, Providence, RI 02940. They may also redeem shares by telephone if they have signed up for the expedited redemption privilege.

During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Redemption requests may also be mailed to BlackRock Funds, c/o PFPC Inc., P.O. Box 9819, Providence, RI 02940.

The Fund is not responsible for the efficiency of the Federal wire system or the shareholder's firm or bank. The Fund does not currently charge for wire transfers. The shareholder is responsible for any charges imposed by the shareholder's bank. To change the name of the single, designated bank account to receive wire redemption proceeds, it is necessary to send a written request to BlackRock Funds, c/o PFPC Inc., P.O. Box 9819, Providence, RI 02940.

The Fund may refuse a telephone redemption request if it believes it is advisable to do so.

Persons who were shareholders of an investment portfolio of the Compass Capital Group of Funds at the time of the portfolio combination with The PNC® Fund may also purchase and redeem Service Shares of the same fund and for the same account in which they held shares on that date through the procedures described in this section.

Market Timing and Redemption Fees

The Board of Trustees of the Fund has determined that the interests of long-term shareholders and the Fund's ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations—also known as "market timing." The funds are not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege for Investor, Institutional and R Shares is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of a fund and its shareholders. For example, large flows of cash into and out of a fund may require the management team to allocate a significant

52

amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve the fund's investment goal. Frequent trading may cause a fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce a fund's performance.

A fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of the fund's portfolio securities and the determination of the fund's NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling fund shares at a price that does not reflect their true value. A similar risk exists for funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. The Fund will seek to eliminate these opportunities by using fair value pricing.

The Fund discourages market timing and seeks to prevent frequent purchases and sales or exchanges of fund shares that it determines may be detrimental to a fund or long-term shareholders. The Board of Trustees has approved the policies discussed below to seek to deter market timing activity. The Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of fund shares because legitimate strategies, such as asset allocation, dollar cost averaging or similar activities, may result in frequent trading of fund shares. It is not expected that shareholders would be harmed by such legitimate activities.

If, as a result of its own investigation, information provided by a financial intermediary or other third party, or otherwise, the Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If the Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and the Fund will not be responsible for any losses you therefore may suffer. In addition, any redemptions or exchanges that you make (as a result of the activity described above or otherwise) will be subject to any and all redemption fees, as described below. For transactions placed directly with the Fund, the Fund may consider the trading history

53

of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Fund. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide the Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated are not known by the Fund. While the Fund monitors for market timing activity, the Fund may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the funds. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a financial intermediary is determined by the Fund to be engaged in market timing or other improper trading activity, the Fund's distributor may terminate such financial intermediary's agreement with the distributor, suspend such financial intermediary's trading privileges or take other appropriate actions.

Each of the Fund's High Yield Bond, International Bond, Aurora, Small/Mid-Cap Growth, Small Cap Value Equity, Small Cap Core Equity, Small Cap Growth Equity, Health Sciences Opportunities, Global Science & Technology Opportunities, Global Resources, All-Cap Global Resources, U.S. Opportunities, Global Opportunities and International Opportunities Portfolios will automatically assess and retain a fee of 2% of the current NAV, after excluding the effect of any contingent deferred sales charges, of shares being redeemed or exchanged within 30 days of acquisition (other than those acquired through reinvestment of dividends or other distributions). A new 30-day period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Portfolio A are exchanged for shares of Portfolio B 20 days after the purchase of the Portfolio A shares, followed in 20 days by an exchange of the Portfolio B shares for shares of Portfolio C, will be subject to two redemption fees (one on each exchange).

The redemption fee is for the benefit of the remaining shareholders of a fund and is intended to encourage long-term investment, to compensate for transaction and other expenses

54

caused by early redemptions and exchanges, and to facilitate portfolio management. The "first-in, first-out" method is used to determine the holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. The Fund sells shares to some 401(k) plans, 403(b) plans, bank or trust company accounts, and accounts of certain financial institutions or intermediaries that do not apply the redemption fee to underlying shareholders, often because of administrative or systems limitations. From time to time, with the approval of the Fund, the redemption fee will not be assessed on redemptions or exchanges by: (i) accounts of asset allocation programs or wrap programs whose trading practices are determined by the Fund not to be detrimental to a fund or long-term shareholders (e.g., model driven programs with periodic automatic portfolio rebalancing that prohibit participant-directed trading and other programs with similar characteristics); (ii) accounts of shareholders who have died or become disabled; (iii) shareholders redeeming or exchanging shares through the Fund's Systematic Withdrawal Plan, Systematic Exchange Plan or in connection with required distributions from an IRA, 401(k) plan, 403(b) plan or any other Internal Revenue Code Section 401 qualified employee benefit plan or account, or distribution from a 529 plan; (iv) shareholders executing rollovers of current investments in the Fund through qualified employee benefit plans; and (v) certain other accounts in the absolute discretion of the Fund when the redemption fee is de minimis or a shareholder can demonstrate hardship. The Fund reserves the right to modify or eliminate these waivers at any time.

There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

The Fund may from time to time use other methods that it believes are appropriate to deter market timing or other trading activity that may be detrimental to fund or long-term shareholders.

The Fund's Rights

The Fund may:

■  Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act,

55

IMPORTANT DEFINITIONS

Adviser: The adviser of a mutual fund is responsible for the overall investment management of the fund. The adviser for BlackRock Funds is BlackRock.

Sub-Adviser: The sub-adviser of a fund is responsible for its day-to-day management and will generally make all buy and sell decisions. Sub-advisers also provide research and credit analysis. The sub-adviser for all the funds is BlackRock Institutional Management Corporation.

■  Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act or as described in the third paragraph in the section "Selling Shares" above,

■  Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level, as described below, and

■  Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act.

Accounts with Low Balances

The Fund may redeem a shareholder's account in any fund at any time if the net asset value of the account in such fund falls below the required minimum initial investment as the result of a redemption or an exchange request. The shareholder will be notified in writing that the value of the account is less than the required amount and the shareholder will be allowed 60 days to make additional investments before the redemption is processed.

Statements

Every shareholder automatically receives quarterly account statements. In addition, for tax purposes, shareholders also receive a yearly statement describing the characteristics of any dividends or other distributions received.

Management

BlackRock Funds' adviser is BlackRock Advisors, LLC (BlackRock). BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 100 Bellevue Parkway, Wilmington, DE 19809. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with approximately $1.125 trillion of assets under management as of December 31, 2006. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc. and Merrill Lynch & Co., Inc. BlackRock Institutional Management Corporation (BIMC), an affiliate of BlackRock located at 100 Bellevue Parkway, Wilmington, DE 19809, acts as sub-adviser to the funds.

For their investment advisory and sub-advisory services, BlackRock and BIMC are entitled to fees computed daily on a fund-by-fund basis and payable monthly. For the fiscal year ended

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September 30, 2006, the aggregate advisory fees paid by the funds to BlackRock as a percentage of average daily net assets were:

Money Market	0.28%
U.S. Treasury Money Market	0.26%
Municipal Money Market	0.26%
New Jersey Municipal Money Market	0.23%
North Carolina Municipal Money Market	0.11%
Ohio Municipal Money Market	0.23%
Pennsylvania Municipal Money Market	0.28%
Virginia Municipal Money Market	0.06%

The maximum annual advisory fees that can be paid to BlackRock on behalf of each fund (as a percentage of average daily net assets) are as follows:

AVERAGE DAILY NET ASSETS	INVESTMENT ADVISORY FEE
First $1 billion	0.450%
$1 billion-$2 billion	0.400%
$2 billion-$3 billion	0.375%
more than $3 billion	0.350%

A discussion regarding the basis for the Board of Trustees of the Fund approving the Fund's investment advisory contracts is available in the Fund's semi-annual report to shareholders.

As discussed above, BlackRock has agreed contractually to cap net expense (excluding (i) interest, taxes, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by a fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, a fund's investments; and (iv) other extraordinary expenses not incurred in the ordinary course of a fund's business, if any) of each share class of each fund at the levels shown in each fund's expense table.

To achieve this cap, BlackRock and the Fund have entered into an expense limitation agreement. The agreement sets a limit on certain of the operating expenses of each class of shares and requires BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit.

If within two years following a waiver or reimbursement, the operating expenses of a share class that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that share class, the share class is required to

57

repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the fund of which the share class is a part has more than $50 million in assets, (2) BlackRock or an affiliate serves as the fund's investment adviser or administrator and (3) the Board of Trustees of the Fund has approved in advance the payments to BlackRock at the previous quarterly meeting of the Board.

Conflicts of Interest

The investment activities of BlackRock and its affiliates (including, for these purposes, Merrill Lynch & Co., Inc., BlackRock, Inc., The PNC Financial Services Group, Inc. and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively with BlackRock, the Affiliates)) in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock provides investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the funds. BlackRock and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more Affiliates act or may act as an investor, investment banker, research provider, investment manager, financer, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in the global fixed income, currency, commodity, equity and other markets in which the funds directly and indirectly invest. Thus, it is likely that the funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate performs or seeks to perform investment banking or other services. One or more Affiliates may engage in proprietary trading and advise accounts and mutual funds that have investment objectives similar to those of the funds and/or that engage in and compete for transactions in the same types of securities, currencies and instruments as the funds. The trading activities of these Affiliates are carried out without reference to positions held directly or indirectly by the funds and may result in an Affiliate having positions that are adverse to those of the funds. No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the funds. As a result, an Affiliate may compete with

58

the funds for appropriate investment opportunities. The results of the funds' investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the funds could sustain losses during periods in which one or more Affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the funds may, from time to time, enter into transactions in which an Affiliate or its other clients have an adverse interest. Furthermore, transactions undertaken by an Affiliate or Affiliate-advised clients may adversely impact the funds. Transactions by one or more Affiliate-advised clients or BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the funds. The funds' activities may be limited because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. In addition, the funds may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. The funds also may invest in securities of companies for which an Affiliate provides or may some day provide research coverage. An Affiliate may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the funds or who engage in transactions with or for the funds. The funds may also make brokerage and other payments to an Affiliate in connection with the funds' portfolio investment transactions.

Under a securities lending program approved by the Fund's Board of Trustees, the Fund has retained an Affiliate of BlackRock to serve as the securities lending agent for the funds to the extent that a fund participates in the securities lending program. For these services, the lending agent may receive a fee from the funds, including a fee based on the returns earned on the funds' investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the funds may lend its portfolio securities under the securities lending program.

The activities of BlackRock or its Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.

59

Dividends and Distributions

BlackRock Funds makes two kinds of distributions to shareholders: net investment income and net realized capital gains.

Distributions of net investment income derived by a fund are declared daily and paid monthly within ten business days after the end of the month. The Fund's Board of Trustees may change the timing of dividend payments. Shareholders whose purchase orders are executed at 12:30 p.m. (Eastern time) receive dividends for that day. Shareholders whose redemption orders have been received by 12:30 p.m. (Eastern time) do not receive dividends for that day.

Net realized capital gains (including net short-term capital gains), if any, will be distributed by a fund at least annually at a date determined by the Fund's Board of Trustees.

Your distributions will be reinvested at net asset value in new shares of the same class of the fund unless you instruct PFPC Inc. in writing to pay them in cash. There are no sales charges on these reinvestments.

If you invest in a fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as "buying a dividend." Distributions that are declared in December, but paid in January are taxable as if they were paid in December.

Taxation of Distributions

Distributions paid out of a fund's "net capital gain" will be taxed to shareholders as long-term capital gain, regardless of how long a shareholder has owned shares. Distributions of net investment income, other than exempt-interest dividends, and net short-term capital gains will generally be taxed to shareholders as ordinary income.

Each of the Municipal Money Market, New Jersey Municipal Money Market, North Carolina Municipal Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market and Virginia Municipal Money Market Portfolios intends to pay most of its dividends as exempt-interest dividends, which means such dividends are exempt from regular Federal income tax (but, except for the Municipal Money Market Portfolio, may be subject to the Federal Alternative Minimum Tax). The state or municipality where you live may not charge you state and local taxes on dividends paid with respect to interest on obligations of such state or municipality. Otherwise, these dividends will generally be subject to state and local taxes.

60

Dividends paid with respect to interest on securities issued by the U.S. Government and its agencies may also be exempt from some types of state and local taxes.

Your annual tax statement from the Fund will present in detail the tax status of your distributions for each year.

If you do not provide a fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

Non-U.S. investors may be subject to U.S. withholding and/or estate tax, and will be subject to special U.S. tax certification requirements. Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax adviser about Federal, state and local tax consequences of owning shares of the Fund.

Important Notice Regarding Delivery of Shareholder Documents

The funds deliver only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as "householding" and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Electronic Access to Annual Reports, Semi-Annual Reports and Prospectuses

Electronic copies of most financial reports and prospectuses are available on the Fund's website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds' electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

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Shareholders Who Hold Accounts Directly With BlackRock

1) Access the BlackRock website at http://www.blackrock.com/edelivery

2) Log into your account

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, Clients) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

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For more information:

This Prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Fund is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports

These reports contain additional information about each of the funds' investments. The annual report lists portfolio holdings and includes the fund's financial statements.

Statement of Additional Information (SAI)

A Statement of Additional Information, dated January 31, 2007, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the Fund, may be obtained free of charge, along with the Fund's annual and semi-annual reports, by calling (800) 441-7762. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus.

BlackRock Investment Services

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:00 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 441-7762.

Purchases and Redemptions

Call your registered representative or (800) 441-7762.

World Wide Web

Access general fund information and specific fund performance, including SAI and annual/semi-annual reports, free of charge. Request mutual fund prospectuses and literature. Forward mutual fund inquiries. www.blackrock.com/funds.

Written Correspondence

BlackRock Funds
c/o PFPC Inc.
PO Box 9819
Providence, RI 02940-8019

Overnight Mail

BlackRock Funds
c/o PFPC Inc.
101 Sabin Street
Providence, RI 02860

Internal Wholesalers/Broker Dealer Support

Available to support investment professionals 8:30 a.m. to 6:00 p.m. (Eastern time), Monday - Friday. Call: (800) 882-0052

Portfolio Characteristics and Holdings

A description of the Fund's policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 882-0052.

Securities and Exchange Commission

You may also view and copy public information about the Fund, including the SAI, by visiting the EDGAR database on the SEC Web site (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC directly at (202) 551-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C 20549.

INVESTMENT COMPANY ACT FILE NO. 811-05742

PRO-MM-SVC 07

ALTERNATIVES BLACKROCK SOLUTIONS EQUITIES FIXED INCOME LIQUIDITY REAL ESTATE

BlackRock Funds
Small Cap Value
Equity Portfolio

BlackRock Shares

Prospectus

January 31, 2007

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of

Contents

How to Find the Information You Need	How to Find the Information You Need	1

	Small Cap Value Equity Portfolio	2

About Your Investment	How to Buy/Sell Shares	10

	Dividends/Distributions/Taxes	22

How to Find the

Information You Need

About BlackRock Funds

This is the BlackRock Small Cap Value Equity (BlackRock Shares) Prospectus. It has been written to provide you with the information you need to make an informed decision about whether to invest in BlackRock Funds (the Fund). The Fund's investment adviser is BlackRock Advisors, LLC (BlackRock).

This Prospectus contains information on the Small Cap Value Equity (BlackRock Shares) Portfolio. Also included are sections that tell you about buying and selling shares, certain fees and expenses, shareholder features of the fund and your rights as a shareholder.

1

BlackRock

Small Cap Value Equity Portfolio

IMPORTANT DEFINITIONS

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholder, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Fundamental Analysis: A method of stock market analysis that concentrates on "fundamental" information about the company (such as its income statement, balance sheet, earnings and sales history, products and management) to attempt to forecast future stock value.

Investment Style: Refers to the guiding principles of a mutual fund's investment choices. The investment style of this fund is small cap value, referring to the type of securities the managers will choose for this fund.

Small Capitalization Companies: The fund defines these companies as those with market capitalizations under $2 billion. Capitalization refers to the market value of the company and is calculated by multiplying the number of shares outstanding by the current price per share.

Russell 2000® Value Index: An index that contains those securities with less-than-average growth orientations, generally having lower price-to-book and price-to-earnings ratios.

Value Companies: All stocks are generally divided into the categories of "growth" or "value," although there are times when a growth fund and value fund may own the same stock. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general, and whose growth in revenue is expected to continue for an extended period.

The fund is closed to new investors. Existing shareholders may make additional investments in current accounts. In addition, new accounts may be opened by (i) any investor if the taxpayer identification number for the new account will be the same as that for a current account and (ii) 401(k), 403(b), 457 and other similar group retirement plan programs or certain discretionary wrap fee programs that have current accounts.

Investment Goal

The fund seeks long-term capital appreciation.

Primary Investment Strategies

In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by U.S. small capitalization value companies (market capitalizations under $2 billion). The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock. From time to time the fund may invest in shares of companies through initial public offerings (IPOs).

The fund manager is seeking small capitalization stocks which he believes are worth more than is indicated by current market price. The manager initially screens for "value" stocks from the universe of companies with market capitalizations under $2 billion. The manager uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.

The fund generally will sell a stock when it reaches a target price which is when the manager believes it is fully valued or when, in the manager's opinion, conditions change such that the risk of continuing to hold the stock is unacceptable when compared to its growth potential.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund's primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment goal.

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As part of its normal operations, the fund may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

The fund manager may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The fund manager also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in equity securities is that their prices fluctuate. The value of your investment can go up or down depending upon market conditions, which means you could lose money. The value of equity securities may decline due to developments relating to the issuer, industry factors or general market conditions. Equity securities generally have greater price volatility than fixed income securities.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding small cap growth stocks may outperform this fund.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few

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securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund's investment than if the fund held the securities of larger, more established companies.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performances. The investment performance of the fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund's performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

While the fund manager chooses stocks he believes to be undervalued, there is no guarantee that the investments will increase in value or that they won't decline.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose

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value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective.

Any securities that are thinly traded or whose resale is restricted can be difficult to sell at the desired time and price. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper the fund's ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element. Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities. Where registration is required for restricted or illiquid securities, a considerable time period may elapse between the time the fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the fund might obtain less favorable pricing terms than when it decided to sell the security.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for BlackRock Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Russell 2000® Value Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance

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(before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

The BlackRock Shares were launched in April 2004. The performance of BlackRock Shares for the period before they were launched is based on the performance of Institutional Shares adjusted to reflect the class specific fees applicable to BlackRock Shares at the time of such share class's launch. This information may be considered when assessing the fund's performance, but does not represent the actual performance of this share class.

As of 12/31

ANNUAL TOTAL RETURNS*

Small Cap Value

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
Small Cap Value
Return Before Taxes	18.48%	13.15%	11.01%	04/13/92
Return After Taxes on Distributions	13.52%	11.01%	7.64%
Return After Taxes on Distributions and Sale of Shares	15.37%	9.34%	7.95%
Russell 2000® Value (Reflects no deduction for fees, expenses or taxes)	23.48%	15.38%	13.28%	N/A

  *  The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

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Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The tables below describe the fees and expenses that you may pay if you buy and hold BlackRock Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Shareholder Fees

(Fees paid directly from your investment)

Redemption/Exchange Fee* (as a percentage of amount redeemed)	2.0%

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		.55%
Other expenses		.55%
Service fees	.25%
Other	.30%
Acquired fund fees and expenses		.01%
Total annual fund operating expenses		1.11%
Fee waivers and expense reimbursements[1]		– –%
Net expenses[1]		1.11%

  *  Fee applies only to shares that are redeemed or exchanged within 30 days of purchase.

  1  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit BlackRock class expenses to 1.10% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
BlackRock Shares	$113	$353	$611	$1,352

Fund Management

The fund management team is led by Wayne J. Archambo, CFA, Managing Director at BlackRock Advisors, LLC (BlackRock) and Kate O'Connor, CFA, Managing Director at BlackRock.

Mr. Archambo is the head of the small and mid-cap value equity team. He has primary responsibility for managing client portfolios within this strategy and client investment guidelines, and he makes purchase and sale decisions for these products. He is a member of the Global Equity Operating Committee and the Equity Investment Strategy Group. Prior to joining BlackRock in 2002,

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide personal services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

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Mr. Archambo was a founding partner and Manager of Boston Partners Asset Management, L.P.'s small and mid-cap value equity products since the firm's inception in 1995.

Ms. O'Connor is a member of the small and mid-cap value equity team and is also responsible for coverage of the health care sector. Prior to joining BlackRock in 2001, Ms. O'Connor was an equity analyst of mid and small cap growth and value products at Independence Investment LLC from 2000 to 2001, a principal at Boston Partners Asset Management, L.P. from 1997 to 2000 and previously an equity analyst at Morgan Stanley Dean Witter.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

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Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP. Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For a BlackRock Share Outstanding Throughout Each Period)

Small Cap Value Equity Portfolio

	Year Ended 9/30/06	Year Ended 9/30/05	For the Period 4/12/04[1] through 9/30/04
Net asset value at beginning of period	$15.16	$15.23	$16.02
Income from investment operations
Net investment income	– – [2,3]	0.02 [2]	– – [2,3]
Net gain (loss) on investments (both realized and unrealized)	1.21	2.90	(0.79)
Total from investment operations	1.21	2.92	(0.79)
Less distributions
Distributions from net investment income	(0.17)	– –	– –
Distributions from net realized gains	(2.74)	(2.99)	– –
Total distributions	(2.91)	(2.99)	– –
Redemption fees added to paid-in capital	– – [4]	– – [4]	– – [4]
Net asset value at end of period	$13.46	$15.16	$15.23
Total return	9.61%[5]	20.60%[5]	(4.93)%[5,6]
Ratios/Supplemental data
Net assets at end of period (in thousands)	$4,454	$5,162	$4,787
Ratios of expenses to average net assets
Net expenses	1.10%	1.07%	1.10%[7]
Total expenses	1.12%	1.08%	1.33%[7]
Ratios of net investment income (loss) to average net assets
After advisory/administration and other fee waivers	(0.01)%	0.16%	(0.17)%[7]
Before advisory/administration and other fee waivers	(0.03)%	0.15%	(0.40)%[7]
Portfolio turnover rate	123%	133%	154%

1  Commencement of operations of share class.

2  Calculated using the average shares outstanding method.

3  Net investment income is less than $0.01 per share.

4  Redemption fees added to paid-in capital are less than $0.005 per share.

5  Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

6  Not annualized.

7  Annualized.

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About Your Investment

Buying Shares

BlackRock Shares are offered without a sales charge to institutional investors, registered investment advisers and certain fee-based programs and qualified employee benefit plans.

Purchase orders may be placed by calling (800) 441-7762.

What Price Per Share Will You Pay?

The price of mutual fund shares generally changes every day the New York Stock Exchange (NYSE) is open (business day). A mutual fund is a pool of investors' money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $50 million and has 5 million shares outstanding, the net asset value (NAV) per share is $10.

Purchase orders received before the close of regular trading on the NYSE (currently 4 p.m. (Eastern time)) on each day the NYSE is open will be priced based on the NAV calculated at the close of trading on that day. NAV is calculated separately for each class of shares of the fund as of the close of business on the NYSE, generally 4 p.m. (Eastern time), each day the NYSE is open. Shares will not be priced on days the NYSE is closed. Purchase orders received after the close of trading will be priced based on the next calculation of NAV. Non-U.S. securities and certain other securities held by the fund may trade on days when the NYSE is closed. In these cases, net asset value of shares may change when fund shares cannot be bought or sold.

Since the NAV changes daily, the price of your shares depends on the time that your order is received.

The fund's assets are valued primarily on the basis of market quotations. Certain short-term debt securities are valued on the basis of amortized cost. When a determination is made that market quotations are not readily available, including, but not limited to, when (i) the exchange or market on which a security is traded does not open for trading for an entire trading day and no other market prices are available, (ii) a particular security does not trade regularly or has had its trading halted, (iii) a security does not have a price source due to its lack of liquidity, (iv) BlackRock believes a market quotation from a broker-dealer is unreliable (e.g., where it varies significantly from a recent trade), (v) the security is thinly traded or (vi) there has been a significant subsequent event, each fund values the affected securities at fair value as determined by BlackRock pursuant to procedures

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adopted by the Fund's Board of Trustees. For example, the fund will value a security that trades principally on a foreign market using the most recent closing market price from the market on which the security principally trades, unless, in BlackRock's judgment, a significant event subsequent to the market close has rendered such market closing price unreliable. Because significant events could affect the value of a foreign security between the close of the foreign market where the security is principally traded and the time the fund calculates its NAV, such closing price may not be reflective of current market conditions. In this case, the fund will use what it believes to be the fair value of the security as of the time the fund calculates its NAV.

Fair value represents a good faith approximation of the value of a security. A security's valuation may differ depending on the method used for determining value. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining a fund's NAV. As a result, a fund's sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Certain financial institutions may buy and sell BlackRock Shares on behalf of their customers. The institutions may charge a fee for this service and may impose additional conditions on owning fund shares. Shareholders should contact their institutions for more information.

Paying for Shares

Payment for BlackRock Shares must normally be made in Federal funds or other funds immediately available by 4 p.m. (Eastern time) on the first business day following receipt of the order. Payment may also, at the discretion of the Fund, be made in the form of securities that are permissible investments for the fund. If payment is not received by this time, you will be responsible for any loss to the Fund.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Fund, to obtain, verify and record information that

11

identifies each person who opens an account. When opening an account, you will be asked for your name, address, date of birth and other information that will allow the Fund to identify you. The Fund may also ask to see other identifying documents such as a driver's license (for individuals) or Articles of Incorporation or other formation documents (for institutions). The Fund may use a third party to obtain and verify this information. The Fund may not be able to establish an account, or it may close your existing account and/or redeem your shares involuntarily, if you do not provide sufficient information within the relevant time periods.

How Much is the Minimum Investment?

The minimum investment for the initial purchase of BlackRock Shares is generally $5,000,000. The minimum initial investment for registered investment advisers is $250,000, and there is no minimum initial investment requirement for fee-based programs with an annual fee of at least 0.50% or certain qualified employee benefit plans. There is no minimum requirement for later investments. The Fund does not accept third party checks as payment for shares.

The Fund may permit a lower initial investment for certain investors if their purchase, combined with purchases by other investors received together by the Fund, meets the minimum investment requirement. The Fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements for any shareholder and suspend and resume the sale of any share class of any fund at any time for any reason.

Distribution and Service Plan

The Fund has adopted a plan (the Plan) that allows the Fund to pay distribution fees for the sale of its shares under Rule 12b-1 of the Investment Company Act and shareholder servicing fees for certain services provided to its shareholders. The Fund does not make distribution payments under the Plan with respect to BlackRock Shares.

Under the Plan, the Fund pays shareholder servicing fees to brokers, dealers, financial institutions and industry professionals (including BlackRock, PNC Bank, Merrill Lynch & Co., Inc. (Merrill Lynch) and their affiliates) (Service Organizations) whereby the Service Organizations provide support services to their customers who own BlackRock Shares of the fund in return for these fees. The Fund may pay a shareholder servicing fee of up to 0.25% per year of the average daily net asset value of BlackRock Shares of the fund. All BlackRock Shares of the fund pay this shareholder servicing fee.

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In return for the shareholder servicing fee, Service Organizations (including BlackRock) may provide one or more of the following services to their customers who own BlackRock Shares of the fund:

(1)  Responding to customer questions on the services performed by the Service Organization and investments in BlackRock Shares;

(2)  Assisting customers in choosing and changing dividend options, account designations and addresses; and

(3)  Providing other similar shareholder liaison services.

The shareholder servicing fees payable pursuant to the Plan are fees payable for the administration and servicing of shareholder accounts and not costs which are primarily intended to result in the sale of the fund's shares.

Because the fees paid by the Fund under the Plan are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

For more information on the Plan, including a complete list of services provided thereunder, see the SAI.

In addition to, rather than in lieu of, distribution and shareholder servicing fees that the Fund may pay to a Service Organization pursuant to the Plan and fees the Fund pays to its transfer agent, the Fund may enter into non-Plan agreements with Service Organizations pursuant to which the Fund will pay a Service Organization for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization or (2) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial.

The Plan permits BlackRock, the fund's distributor and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Fund). From time to time, BlackRock, the distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services

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described above at its or their own expense and out of its or their legitimate profits. BlackRock, the distributor and their affiliates may compensate affiliated and unaffiliated Service Organizations for the sale and distribution of shares of the Fund or for these other services to the Fund and shareholders. These payments would be in addition to the Fund payments described in this Prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Service Organization, or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization. The aggregate amount of these payments by BlackRock, the distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as "revenue sharing" payments. In some circumstances, these revenue sharing payments may create an incentive for a Service Organization, its employees or associated persons to recommend or sell shares of the Fund to you. Please contact your Service Organization for details about payments it may receive from the Fund or from BlackRock, the distributor or their affiliates. For more information, see the SAI.

Selling Shares

Shareholders may place redemption orders by telephoning (800) 441-7762. Shares are redeemed at the NAV per share next determined after receipt of the redemption order minus any applicable redemption fee. See "Market Timing and Redemption Fees" below. The fund, the administrators and the distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures.

Payment for redeemed shares for which a redemption order is received before 4 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming shareholder on the next business day, provided that the fund's custodian is also open for business. Payment for redemption orders received after 4 p.m. (Eastern time) or on a day when the fund's custodian is closed is normally wired in Federal funds on the next business day following redemption on which the fund's custodian is open for business. The Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgement of the Fund, an earlier

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payment could adversely affect the fund. No charge for wiring redemption payments is imposed by the Fund.

During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Redemption requests may also be mailed to BlackRock Funds, c/o PFPC Inc., P.O. Box 9819, Providence, RI 02940.

The Fund may refuse a telephone redemption request if it believes it is advisable to do so.

Market Timing and Redemption Fees

The Board of Trustees of the Fund has determined that the interests of long-term shareholders and the Fund's ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations—also known as "market timing." The Fund's funds are not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege for Investor, Institutional and R Shares is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of a fund and its shareholders. For example, large flows of cash into and out of a fund may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve the fund's investment goal. Frequent trading may cause a fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce a fund's performance.

A fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of the fund's portfolio securities and the determination of the fund's NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling fund shares at a price that does not reflect their true value. A similar risk exists for funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. The Fund will seek to

15

eliminate these opportunities by using fair value pricing, as described in "What Price Per Share Will You Pay?" above.

The Fund discourages market timing and seeks to prevent frequent purchases and sales or exchanges of fund shares that it determines may be detrimental to a fund or long-term shareholders. The Board of Trustees has approved the policies discussed below to seek to deter market timing activity. The Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of fund shares because legitimate strategies, such as asset allocation, dollar cost averaging or similar activities, may result in frequent trading of fund shares. It is not expected that shareholders would be harmed by such legitimate activities.

If, as a result of its own investigation, information provided by a financial intermediary or other third party, or otherwise, the Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If the Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and the Fund will not be responsible for any losses you therefore may suffer. In addition, any redemptions or exchanges that you make (as a result of the activity described above or otherwise) will be subject to any and all redemption fees, as described below. For transactions placed directly with the Fund, the Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Fund. Certain accounts, such as omnibus accounts and accounts of financial intermediaries, however, include multiple investors and such accounts typically provide the Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated are not known by the Fund. While the Fund monitors for market timing activity, the Fund may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the funds. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a financial intermediary is determined by the Fund to

16

be engaged in market timing or other improper trading activity, the Fund's distributor may terminate such financial intermediary's agreement with the distributor, suspend such financial intermediary's trading privileges or take other appropriate actions.

Each of the Fund's High Yield Bond, International Bond, Aurora, Small/Mid-Cap Growth, Small Cap Value Equity, Small Cap Core Equity, Small Cap Growth Equity, Health Sciences Opportunities, Global Science & Technology Opportunities, Global Resources, All-Cap Global Resources, U.S. Opportunities, Global Opportunities and International Opportunities Portfolios will automatically assess and retain a fee of 2% of the current NAV, after excluding the effect of any contingent deferred sales charges, of shares being redeemed or exchanged within 30 days of acquisition (other than those acquired through reinvestment of dividends or other distributions). A new 30-day period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Portfolio A are exchanged for shares of Portfolio B 20 days after the purchase of the Portfolio A shares, followed in 20 days by an exchange of the Portfolio B shares for shares of Portfolio C, will be subject to two redemption fees (one on each exchange).

The redemption fee is for the benefit of the remaining shareholders of a fund and is intended to encourage long-term investment, to compensate for transaction and other expenses caused by early redemptions and exchanges, and to facilitate portfolio management. The "first-in, first-out" method is used to determine the holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. The Fund sells shares to some 401(k) plans, 403(b) plans, bank or trust company accounts, and accounts of certain financial institutions or intermediaries that do not apply the redemption fee to underlying shareholders, often because of administrative or systems limitations. From time to time, with the approval of the Fund, the redemption fee will not be assessed on redemptions or exchanges by: (i) accounts of asset allocation programs or wrap programs whose trading practices are determined by the Fund not to be detrimental to a fund or long-term shareholders (e.g., model driven programs with periodic automatic portfolio rebalancing that prohibit participant-directed trading and other programs with similar characteristics); (ii) accounts of shareholders who have died or become disabled; (iii) shareholders redeeming or

17

exchanging shares through the Fund's Systematic Withdrawal Plan, Systematic Exchange Plan or in connection with required distributions from an IRA, 401(k) plan, 403(b) plan or any other Internal Revenue Code Section 401 qualified employee benefit plan or account, or distribution from a 529 plan; (iv) shareholders executing rollovers of current investments in the Fund through qualified employee benefit plans; and (v) certain other accounts in the absolute discretion of the Fund when the redemption fee is de minimis or a shareholder can demonstrate hardship. The Fund reserves the right to modify or eliminate these waivers at any time.

There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

The Fund may from time to time use other methods that it believes are appropriate to deter market timing or other trading activity that may be detrimental to a fund or long-term shareholders.

The Fund's Rights

The Fund may:

■  Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act,

■  Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act or as described in the section "Selling Shares" above,

■  Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level, as described below, and

■  Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act.

Accounts with Low Balances

The Fund may redeem a shareholder's account in the fund at any time if the net asset value of the account in such fund falls below the required minimum initial investment as the result of a redemption or an exchange request. The shareholder will be notified in writing that the value of the account is less than the

18

required amount and the shareholder will be allowed 60 days to make additional investments before the redemption is processed.

Statements

Every shareholder automatically receives quarterly account statements. In addition, for tax purposes, shareholders also receive a yearly statement describing the characteristics of any dividends or other distributions received.

Management

BlackRock Funds' adviser is BlackRock Advisors, LLC (BlackRock). BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 100 Bellevue Parkway, Wilmington, DE 19809. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with approximately $1.125 trillion of assets under management as of December 31, 2006. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc. and Merrill Lynch & Co., Inc.

For its investment advisory services, BlackRock is entitled to fees computed daily and payable monthly. For the fiscal year ended September 30, 2006, the aggregate advisory fees paid by the fund to BlackRock as a percentage of average daily net assets was .54%.

The total annual advisory fees that can be paid to BlackRock (as a percentage of average daily net assets of the fund) are as follows:

Total Annual Advisory Fee (Before Waivers)

AVG DAILY NET ASSETS	INVESTMENT ADVISORY FEE
First $1 billion	0.550%
$1 billion-$2 billion	0.500%
$2 billion-$3 billion	0.475%
greater than $3 billion	0.450%

A discussion regarding the basis for the Board of Trustees of the Fund approving the Fund's investment advisory contracts is available in the Fund's semi-annual report to shareholders.

As discussed above, BlackRock has agreed contractually to cap net expenses (excluding (i) interest, taxes, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred

19

IMPORTANT DEFINITIONS

Adviser: The adviser of a mutual fund is responsible for the overall investment management of the fund. The adviser for BlackRock Funds is BlackRock.

directly or indirectly by a fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, a fund's investments; and (iv) other extraordinary expenses not incurred in the ordinary course of a fund's business, if any) of each share class of the fund at the levels shown in the fund's expense table.

To achieve this cap, BlackRock and the Fund have entered into an expense limitation agreement. The agreement sets a limit on certain of the operating expenses of each class of shares and requires BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit.

If within two years following a waiver or reimbursement the operating expenses of a share class that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that share class, the share class is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the fund of which the share class is a part has more than $50 million in assets, (2) BlackRock or an affiliate serves as the fund's investment adviser or administrator and (3) the Board of Trustees of the Fund has approved in advance the payments to BlackRock at the previous quarterly meeting of the Board.

Conflicts of Interest

The investment activities of BlackRock and its affiliates (including, for these purposes, Merrill Lynch & Co., Inc., BlackRock, Inc., The PNC Financial Services Group, Inc. and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively with BlackRock, the Affiliates)) in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock provides investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the funds. BlackRock and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more Affiliates act or may act as an investor, investment banker, research provider, investment manager, financer, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in the global fixed income,

20

currency, commodity, equity and other markets in which the funds directly and indirectly invest. Thus, it is likely that the funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate performs or seeks to perform investment banking or other services. One or more Affiliates may engage in proprietary trading and advise accounts and mutual funds that have investment objectives similar to those of the funds and/or that engage in and compete for transactions in the same types of securities, currencies and instruments as the funds. The trading activities of these Affiliates are carried out without reference to positions held directly or indirectly by the funds and may result in an Affiliate having positions that are adverse to those of the funds. No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the funds. As a result, an Affiliate may compete with the funds for appropriate investment opportunities. The results of the funds' investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the funds could sustain losses during periods in which one or more Affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the funds may, from time to time, enter into transactions in which an Affiliate or its other clients have an adverse interest. Furthermore, transactions undertaken by an Affiliate or Affiliate-advised clients may adversely impact the funds. Transactions by one or more Affiliate-advised clients or BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the funds. The funds' activities may be limited because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. In addition, the funds may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. The funds also may invest in securities of companies for which an Affiliate provides or may some day provide research coverage. An Affiliate may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the funds or who engage in transactions with or for the funds. The funds may also make brokerage and other payments to an Affiliate in connection with the funds' portfolio investment transactions.

21

Under a securities lending program approved by the Fund's Board of Trustees, the Fund has retained an Affiliate of BlackRock to serve as the securities lending agent for the funds to the extent that a fund participates in the securities lending program. For these services, the lending agent may receive a fee from the funds, including a fee based on the returns earned on the funds' investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the funds may lend its portfolio securities under the securities lending program.

The activities of BlackRock or its Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.

Dividends and Distributions

BlackRock Funds makes two kinds of distributions to shareholders: net investment income and net realized capital gains.

The Fund will distribute net investment income, if any, at least annually.

Net realized capital gains (including net short-term capital gains), if any, will be distributed by the fund at least annually at a date determined by the Fund's Board of Trustees.

Your distributions will be reinvested at net asset value in new shares of the same class of the fund unless you instruct PFPC Inc. in writing to pay them in cash. There are no sales charges on these reinvestments.

If you invest in a fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as "buying a dividend." Distributions that are declared in December, but paid in January are taxable as if they were paid in December.

22

Taxation of Distributions

Distributions paid out of the fund's "net capital gain" will be taxed to shareholders as long-term capital gain, regardless of how long a shareholder has owned shares. Distributions of net investment income and net short-term capital gains will generally be taxed to shareholders as ordinary income. However, individual shareholders who satisfy certain holding period requirements and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to "qualified dividend income" received by the fund. "Qualified dividend income" generally consists of dividends received from U.S. corporations (other than dividends from tax exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations.

Your annual tax statement from the Fund will present in detail the tax status of your distributions for each year.

Distributions paid by the fund with respect to certain qualifying dividends received by the fund from domestic corporations may be eligible for the corporate dividends received deduction.

If you do not provide a fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

Non-U.S. investors may be subject to U.S. withholding and/or estate tax, and will be subject to special U.S. tax certification requirements. Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax adviser about federal, state and local tax consequences of owning shares of the Fund.

23

Important Notice Regarding Delivery of Shareholder Documents

The fund delivers only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements to shareholders with multiple accounts at the same address. This practice is known as "householding" and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Electronic Access to Annual Reports, Semi-Annual Reports and Prospectuses

Electronic copies of most financial reports and prospectuses are available on the Fund's website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semiannual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1) Access the BlackRock website at http://www.blackrock.com/edelivery

2) Log into your account

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, Clients) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

24

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

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For more information:

This Prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Fund is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports

These reports contain additional information about the fund's investments. The annual report describes the fund's performance, lists portfolio holdings, and discusses recent market conditions, economic trends and fund investment strategies that significantly affected the fund's performance for the last fiscal year.

Statement of Additional Information (SAI)

A Statement of Additional Information, dated January 31, 2007, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the Fund, may be obtained free of charge, along with the Fund's annual and semi-annual reports, by calling (800) 441-7762. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus.

BlackRock Investment Services

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:00 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 441-7762.

Purchases and Redemptions

Call your registered representative or (800) 441-7762.

World Wide Web

Access general fund information and specific fund performance, including SAI and annual/semi-annual reports, free of charge. Request mutual fund prospectuses and literature. Forward mutual fund inquiries. www.blackrock.com/funds

Written Correspondence

BlackRock Funds
c/o PFPC Inc.
PO Box 9819
Providence, RI 02940-8019

Overnight Mail

BlackRock Funds
c/o PFPC Inc.
101 Sabin Street
Pawtucket, RI 02860

Portfolio Characteristics and Holdings

A description of the Fund's policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 882-0052.

Securities and Exchange Commission

You may also view and copy public information about the Fund, including the SAI, by visiting the EDGAR database on the SEC Web site (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC directly at (202) 551-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549.

INVESTMENT COMPANY ACT FILE NO. 811-05742

PRO-SCV-BLK 07

ALTERNATIVES BLACKROCK SOLUTIONS EQUITIES FIXED INCOME LIQUIDITY REAL ESTATE

BlackRock Funds
Exchange Portfolio

BlackRock Shares

Prospectus

January 31, 2007

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of

Contents

How to find the information you need	How to find the information you need	1

	Exchange	2

About Your Investment	How to Buy/Sell Shares	8

	Dividends/Distributions/Taxes	17

How to Find the
Information You Need

About BlackRock Funds

This is the BlackRock Exchange Portfolio Prospectus. It has been written to provide you with the information you need to make an informed decision about whether to invest in BlackRock Funds (the Fund). The Fund's investment adviser is BlackRock Advisors, LLC (BlackRock).

This Prospectus contains information on the BlackRock Exchange (BlackRock Shares) Portfolio. Also included are sections that tell you about buying and selling shares, certain fees and expenses, shareholder features of the fund and your rights as a shareholder.

1

BlackRock

Exchange Portfolio

IMPORTANT DEFINITIONS

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Investment Style: Refers to the guiding principles of a mutual fund's investment choices. The investment style of this fund is growth, referring to the type of securities the manager will choose for this fund.

Growth Companies: All stocks are generally divided into the categories of "growth" or "value," although there are times when a growth fund and value fund may own the same stock. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general and whose revenue growth is expected to continue for an extended period. These stocks typically pay relatively low dividends and sell at relatively high valuations. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas.

S&P 500® Index: The Standard & Poor's Composite Stock Price Index, an unmanaged index of 500 stocks, most of which are listed on the New York Stock Exchange. The index focuses on the large-cap segment of the market with over 80% coverage of U.S. equities.

Shares of the fund are not currently offered to the public.

Investment Goal

The fund seeks long-term growth of capital and consequent long-term growth of income.

Primary Investment Strategies

In pursuit of this goal, the fund normally invests largely in a diversified and supervised portfolio of common stocks, or securities convertible into common stocks, believed by management to have growth potential over the years. In pursuing the fund's investment objective, the fund management team seeks to minimize the recognition of capital gains.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund's primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment goal.

As part of its normal operations, the fund may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

The fund generally follows a buy and hold approach in which turnover and corresponding capital gains are minimized. The fund generally will sell a stock when, in the management team's opinion, there is a fundamental change in the company's underlying business or a significant deterioration in growth prospects.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument at a specific price on or before a specific date. A future is an agreement to buy or sell an instrument at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

2

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in equity securities is that their prices fluctuate. The value of your investment can go up or down depending upon market conditions, which means you could lose money. The value of equity securities may decline due to developments relating to the issuer, industry factors or general market conditions. Equity securities generally have greater price volatility than fixed income securities.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective.

3

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

On January 31, 2005, the fund reorganized with the State Street Research Exchange Fund (the SSR Fund). The SSR Fund transferred substantially all of its assets and liabilities to the fund in exchange for shares of the fund, which were then distributed to SSR Fund shareholders. For periods prior to January 31, 2005, the chart and table below show performance information for the SSR Fund, which had substantially similar investment goals and strategies as the fund. The chart and table give you a picture of long-term performance for BlackRock Shares. The information shows you how performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the performance to that of the S&P 500® Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If certain expenses had not been waived or reimbursed during these periods, returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

Exchange

4

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
Exchange
Return Before Taxes	14.56%	4.76%	8.06%	12/17/76
Return After Taxes on Distributions	14.44%	4.40%	7.57%
Return After Taxes on Distributions and Sale of Shares	9.77%	3.90%	6.86%
S&P 500® (Reflects no deduction for fees, expenses or taxes)	15.79%	6.19%	8.42%	N/A

  *  The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC

  1  Inception date of the SSR Fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold BlackRock Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	.50%
Other expenses	.16%
Acquired fund fees and expenses[1]	– –%
Total annual fund operating expenses	.66%
Fee waivers and expense reimbursements[2]	.06%
Net expenses[2]	.60%

  1  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit BlackRock Class expenses to 0.60% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

5

at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
BlackRock Shares	$61	$205	$362	$817

Fund Management

The fund management team is led by Jeffrey R. Lindsey, CFA, Managing Director at BlackRock Advisors, LLC (BlackRock), and Edward P. Dowd, Managing Director at BlackRock. Mr. Lindsey and Mr. Dowd also lead the portfolio management team of the BlackRock Legacy Fund.

Mr. Lindsey and Mr. Dowd joined BlackRock following the merger with State Street Research & Management (SSRM) in 2005. Mr. Lindsey is head of BlackRock's Fundamental Large Cap Growth equity team. He is primarily responsible for the financials and health care sectors. Prior to joining BlackRock, Mr. Lindsey, a co-portfolio manager of the SSR Legacy Fund since 2002, was a Managing Director and the Chief Investment Officer—Growth beginning in 2003, and was responsible for overseeing all of SSRM's growth and core products. He was employed by SSRM beginning in 2002. Prior to joining CRM, he spent eight years at Putnam Investments, most recently as Managing Director and Director of Concentrated Growth Products.

Prior to joining BlackRock, Mr. Dowd was a Vice President at SSRM. He was employed by SSRM beginning in 2002 and was a co-portfolio manager of the SSR Legacy Fund. During the past five years, he also served as a Vice President and Technology Sector Leader for Independence Investment LLC and as an equity research associate at Donaldson, Lufkin & Jenrette.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

Financial Highlights

The financial information in the table below shows financial performance for the periods indicated. For periods prior to January 31, 2005, the table shows performance information for the SSR Fund, which reorganized with the fund on that date. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP (for periods ended on and before December 31, 2002) and Deloitte & Touche LLP (for periods ending after December 31, 2002). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

6

FINANCIAL HIGHLIGHTS

(For a BlackRock Share Outstanding Throughout Each Period)

Exchange Portfolio

	Year Ended 9/30/06	For the Period 1/01/05 to 9/30/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02[1]	Year Ended 12/31/01[1]
Net asset value at beginning of period	$533.63	$520.73	$490.99	$411.01	$511.71	$575.76
Income from investment operations
Net investment income	6.63 [2]	4.10 [2]	7.61	5.40	4.74	4.22
Net gain (loss) on investments (both realized and unrealized)	41.58	11.80	29.63	80.08	(100.64)	(64.02)
Total from investment operations	48.21	15.90	37.24	85.48	(95.90)	(59.80)
Less distributions
Distributions from net investment income	(6.34)	(3.00)	(7.50)	(5.50)	(4.80)	(4.25)
Total distributions	(6.34)	(3.00)	(7.50)	(5.50)	(4.80)	(4.25)
Net asset value at end of period	$575.50	$533.63	$520.73	$490.99	$411.01	$511.71

Total return	9.06%	3.10%[3]	7.63%	20.89%	(18.78)%	(10.35)%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$293,551	$292,516	$299,352	$309,699	$268,503	$367,640
Ratios of expenses to average net assets
Net expenses	0.60%	0.60%[4]	0.61%	0.59%	0.60%	0.57%
Total expenses	0.67%	0.71%[4]	0.61%	0.59%	0.60%	0.57%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	1.20%	1.06%[4]	1.47%	1.20%	1.00%	0.81%
Before advisory/administration and other fee waivers	1.13%	0.95%[4]	1.47%	1.20%	1.00%	0.81%
Portfolio turnover rate	– –	– –	4%	5%	3%	1%

1  Audited by other auditors.

2  Calculated using the average shares outstanding method.

3  Not Annualized.

4  Annualized.

7

About Your Investment

Price Per Share

The price of mutual fund shares generally changes every day the New York Stock Exchange (NYSE) is open (business day). A mutual fund is a pool of investors' money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $50 million and has 5 million shares outstanding, the net asset value (NAV) per share is $10.

NAV is calculated separately for each class of shares of the fund as of the close of business on the NYSE, generally 4 p.m. (Eastern time), each day the NYSE is open. Shares will not be priced on days the NYSE is closed. Non-U.S. securities and certain other securities held by the fund may trade on days when the NYSE is closed. In these cases, net asset value of shares may change when fund shares cannot be bought or sold.

The fund's assets are valued primarily on the basis of market quotations. Certain short-term debt securities are valued on the basis of amortized cost. When a determination is made that market quotations are not readily available, including, but not limited to, when (i) the exchange or market on which a security is traded does not open for trading for an entire trading day and no other market prices are available, (ii) a particular security does not trade regularly or has had its trading halted, (iii) a security does not have a price source due to its lack of liquidity, (iv) BlackRock believes a market quotation from a broker-dealer is unreliable (e.g., where it varies significantly from a recent trade), (v) the security is thinly traded or (vi) there has been a significant subsequent event, each fund values the affected securities at fair value as determined by BlackRock pursuant to procedures adopted by the Fund's Board of Trustees. For example, the fund will value a security that trades principally on a foreign market using the most recent closing market price from the market on which the security principally trades, unless, in BlackRock's judgment, a significant event subsequent to the market close has rendered such market closing price unreliable. Because significant events could affect the value of a foreign security between the close of the foreign market where the security is principally traded and the time the fund calculates its NAV, such closing price may not be reflective of current market conditions. In this case, the fund will use what it believes to be the fair value of the security as of the time the fund calculates its NAV.

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Fair value represents a good faith approximation of the value of a security. A security's valuation may differ depending on the method used for determining value. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining a fund's NAV. As a result, a fund's sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Certain financial institutions may buy and sell BlackRock Shares on behalf of their customers. The institutions may charge a fee for this service and may impose additional conditions on owning fund shares. Shareholders should contact their institutions for more information.

Distribution and Service Plan

The Fund has adopted a plan (the Plan) that allows the Fund to pay distribution fees for the sale of its shares under Rule 12b-1 of the Investment Company Act and shareholder servicing fees for certain services provided to its shareholders.

In accordance with the Plan, with the exception of the Small Cap Value Equity Portfolio, BlackRock shares currently do not make such payments. The Fund, however, may enter into non-Plan agreements with brokers, dealers, financial institutions and industry professionals (including BlackRock, PNC Bank, Merrill Lynch & Co., Inc. (Merrill Lynch) and their affiliates) (Service Organizations) pursuant to which the Fund will pay a Service Organization for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are in addition to, rather than in lieu of, fees the Fund pays to its transfer agent and are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization or (2) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial.

The Plan permits BlackRock, the Fund's distributor and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Fund).

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From time to time, BlackRock, the distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits. BlackRock, the distributor and their affiliates may compensate affiliated and unaffiliated Service Organizations for the sale and distribution of shares of the Fund or for these other services to the Fund and shareholders. These payments may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Service Organization, or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization. The aggregate amount of these payments by BlackRock, the distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as "revenue sharing" payments. In some circumstances, these revenue sharing payments may create an incentive for a Service Organization, its employees or associated persons to recommend or sell shares of the Fund to you. Please contact your Service Organization for details about payments it may receive from the Fund or from BlackRock, the distributor or their affiliates. For more information, see the SAI.

Selling Shares

Shareholders may place redemption orders by sending a written redemption request with a signature guarantee by an eligible guarantor institution to BlackRock Funds at the following addresses: by regular mail c/o PFPC Inc., P.O. Box 9819, Providence, RI 02940-8019 or by Overnight delivery c/o PFPC Inc., 101 Sabin Street, Pawtucket, RI 02860. Shares are redeemed at the NAV per share next determined after receipt of the redemption order.

Payment for redeemed shares for which a redemption order is received before 4 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming shareholder on the next business day, provided that the fund's custodian is also open for business. Payment for redemption orders received after 4 p.m. (Eastern time) or on a day when the fund's custodian is closed is normally wired in Federal funds on the next business day following redemption on which the fund's custodian is open for business. The Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgement of the Fund, an earlier payment could adversely affect the fund. No charge for wiring redemption payments is imposed by the Fund.

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The fund has elected to be governed by Rule 18f-1 under the Investment Company Act so that it is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder. Redemptions in excess of these amounts may, at the sole discretion of the Fund, be made in cash or in securities. Investors may incur brokerage charges and other transaction costs selling securities that were received in payment of redemptions.

Market Timing and Redemption Fees

The Board of Trustees of the Fund has determined that the interests of long-term shareholders and the Fund's ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations—also known as "market timing." The Fund's funds are not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege for Investor, Institutional and R Shares is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of a fund and its shareholders. For example, large flows of cash into and out of a fund may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve the fund's investment goal. Frequent trading may cause a fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce a fund's performance.

A fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of the fund's portfolio securities and the determination of the fund's NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling fund shares at a price that does not reflect their true value. A similar risk exists for funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. The Fund will seek to eliminate these opportunities by using fair value pricing, as described in "Price Per Share" above.

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The Fund discourages market timing and seeks to prevent frequent purchases and sales or exchanges of fund shares that it determines may be detrimental to a fund or long-term shareholders. The Board of Trustees has approved the policies discussed below to seek to deter market timing activity. The Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of fund shares because legitimate strategies, such as asset allocation, dollar cost averaging or similar activities, may result in frequent trading of fund shares. It is not expected that shareholders would be harmed by such legitimate activities.

If, as a result of its own investigation, information provided by a financial intermediary or other third party, or otherwise, the Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If the Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and the Fund will not be responsible for any losses you therefore may suffer. In addition, any redemptions or exchanges that you make (as a result of the activity described above or otherwise) will be subject to any and all redemption fees, as described below. For transactions placed directly with the Fund, the Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Fund. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide the Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated are not known by the Fund. While the Fund monitors for market timing activity, the Fund may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the funds. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a financial intermediary is determined by the Fund to be engaged in market timing or other improper trading activity, the Fund's distributor may terminate such financial intermediary's agreement with the distributor, suspend such financial intermediary's trading privileges or take other appropriate actions.

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Each of the Fund's High Yield Bond, International Bond, Aurora, Small/Mid-Cap Growth, Small Cap Value Equity, Small Cap Core Equity, Small Cap Growth Equity, Health Sciences Opportunities, Global Science & Technology Opportunities, Global Resources, All-Cap Global Resources, U.S. Opportunities, Global Opportunities and International Opportunities Portfolios will automatically assess and retain a fee of 2% of the current NAV, after excluding the effect of any contingent deferred sales charges, of shares being redeemed or exchanged within 30 days of acquisition (other than those acquired through reinvestment of dividends or other distributions). A new 30-day period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Portfolio A are exchanged for shares of Portfolio B 20 days after the purchase of the Portfolio A shares, followed in 20 days by an exchange of the Portfolio B shares for shares of Portfolio C, will be subject to two redemption fees (one on each exchange).

The redemption fee is for the benefit of the remaining shareholders of a fund and is intended to encourage long-term investment, to compensate for transaction and other expenses caused by early redemptions and exchanges, and to facilitate portfolio management. The "first-in, first-out" method is used to determine the holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. The Fund sells shares to some 401(k) plans, 403(b) plans, bank or trust company accounts, and accounts of certain financial institutions or intermediaries that do not apply the redemption fee to underlying shareholders, often because of administrative or systems limitations. From time to time, with the approval of the Fund, the redemption fee will not be assessed on redemptions or exchanges by: (i) accounts of asset allocation programs or wrap programs whose trading practices are determined by the Fund not to be detrimental to a fund or long-term shareholders (e.g., model driven programs with periodic automatic portfolio rebalancing that prohibit participant-directed trading and other programs with similar characteristics); (ii) accounts of shareholders who have died or become disabled; (iii) shareholders redeeming or exchanging shares through the Fund's Systematic Withdrawal Plan, Systematic Exchange Plan or in connection with required distributions from an IRA, 401(k) plan, 403(b) plan or any other Internal Revenue Code Section 401 qualified employee benefit plan or account, or distribution from a 529 plan; (iv) shareholders

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executing rollovers of current investments in the Fund through qualified employee benefit plans; and (v) certain other accounts in the absolute discretion of the Fund when the redemption fee is de minimis or a shareholder can demonstrate hardship. The Fund reserves the right to modify or eliminate these waivers at any time.

There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

The Fund may from time to time use other methods that it believes are appropriate to deter market timing or other trading activity that may be detrimental to a fund or long-term shareholders.

The Fund's Rights

The Fund may:

■  Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act,

■  Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act or as described in the section "Selling Shares" above, and

■  Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act.

Statements

Every shareholder automatically receives quarterly account statements. In addition, for tax purposes, shareholders also receive a yearly statement describing the characteristics of any dividends or other distributions received.

Management

BlackRock Funds' adviser is BlackRock Advisors, LLC (BlackRock). BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 100 Bellevue Parkway, Wilmington, DE 19809. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with approximately $1.125 trillion of assets under management as of December 31, 2006. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc. and Merrill Lynch & Co., Inc.

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For its investment advisory services, BlackRock is entitled to fees computed daily and payable monthly. The total annual advisory fees that can be paid to BlackRock (as a percentage of average daily net assets of the fund) are 0.50% of average daily net assets. The aggregate advisory fee paid by the Exchange Portfolio to BlackRock, as a percentage of average daily net assets, for the fund's most recent fiscal year was 0.46%.

A discussion regarding the basis for the Board of Trustees of the Fund approving the Fund's investment advisory contract is available in the Fund's semi-annual report to shareholders.

Information about the portfolio manager for the fund is presented on page 6.

IMPORTANT DEFINITIONS

Adviser: The adviser of a mutual fund is responsible for the overall investment management of the fund. The adviser for BlackRock Funds is BlackRock.

As discussed above, BlackRock has agreed contractually to cap net expenses (excluding (i) interest, taxes, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by a fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, a fund's investments; and (iv) other extraordinary expenses not incurred in the ordinary course of a fund's business, if any) of BlackRock Shares of the fund at the levels shown in the fund's expense table.

To achieve this cap, BlackRock and the Fund have entered into an expense limitation agreement. The agreement sets a limit on certain of the operating expenses of BlackRock Shares of the fund and requires BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit.

Conflicts of Interest

The investment activities of BlackRock and its affiliates (including, for these purposes, Merrill Lynch & Co., Inc., BlackRock, Inc., The PNC Financial Services Group, Inc. and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively with BlackRock, the Affiliates)) in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock provides investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the funds. BlackRock and its Affiliates are involved

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worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more Affiliates act or may act as an investor, investment banker, research provider, investment manager, financer, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in the global fixed income, currency, commodity, equity and other markets in which the funds directly and indirectly invest. Thus, it is likely that the funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate performs or seeks to perform investment banking or other services. One or more Affiliates may engage in proprietary trading and advise accounts and mutual funds that have investment objectives similar to those of the funds and/or that engage in and compete for transactions in the same types of securities, currencies and instruments as the funds. The trading activities of these Affiliates are carried out without reference to positions held directly or indirectly by the funds and may result in an Affiliate having positions that are adverse to those of the funds. No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the funds. As a result, an Affiliate may compete with the funds for appropriate investment opportunities. The results of the funds' investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the funds could sustain losses during periods in which one or more Affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the funds may, from time to time, enter into transactions in which an Affiliate or its other clients have an adverse interest. Furthermore, transactions undertaken by an Affiliate or Affiliate-advised clients may adversely impact the funds. Transactions by one or more Affiliate-advised clients or BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the funds. The funds' activities may be limited because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. In addition, the funds may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity

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investments. The funds also may invest in securities of companies for which an Affiliate provides or may some day provide research coverage. An Affiliate may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the funds or who engage in transactions with or for the funds. The funds may also make brokerage and other payments to an Affiliate in connection with the funds' portfolio investment transactions.

Under a securities lending program approved by the Fund's Board of Trustees, the Fund has retained an Affiliate of BlackRock to serve as the securities lending agent for the funds to the extent that a fund participates in the securities lending program. For these services, the lending agent may receive a fee from the funds, including a fee based on the returns earned on the funds' investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the funds may lend its portfolio securities under the securities lending program.

The activities of BlackRock or its Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.

Dividends and Distributions

BlackRock Funds makes two kinds of distributions to shareholders: net investment income and net realized capital gains.

The Fund will distribute net investment income, if any, at least annually. The fund's current practice is to retain long-term capital gains and to pay federal taxes thereon at corporate capital gains tax rates on behalf of shareholders.

Your distributions will be reinvested at net asset value in new shares of the same class of the fund unless you instruct PFPC Inc. in writing to pay them in cash. There are no sales charges on these reinvestments.

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If you invest in a fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as "buying a dividend." Distributions that are declared in December, but paid in January are taxable as if they were paid in December.

Taxation of Distributions

Distributions paid out of the fund's "net capital gain" will be taxed to shareholders as long-term capital gain, regardless of how long a shareholder has owned shares. However, the fund intends to retain its net capital gain and pay the tax thereon for the benefit of the shareholders. As a result, each shareholder will (i) be required to include in income for U.S. federal income tax purposes as long-term capital gain its share of such undistributed amounts, (ii) be entitled to credit its proportionate share of the tax paid by the fund against its U.S. federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) increase its basis in its shares of the fund by an amount equal to the difference between its proportionate share of such gains and the amount of the tax paid on such shareholder's behalf by the fund.

Distributions of net investment income and net short-term capital gains will generally be taxed to shareholders as ordinary income. However, individual shareholders who satisfy certain holding period requirements and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to "qualified dividend income" received by the fund. "Qualified dividend income" generally consists of dividends received from U.S. corporations (other than dividends from tax exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations.

Your annual tax statement from the Fund will present in detail the tax status of your distributions for each year.

Distributions paid by the fund with respect to certain qualifying dividends received by the fund from domestic corporations may be eligible for the corporate dividends received deduction.

If you do not provide a fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. When

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withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

Non-U.S. investors may be subject to U.S. withholding and/or estate tax, and will be subject to special U.S. tax certification requirements. Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax adviser about federal, state and local tax consequences of owning shares of the Fund.

Important Notice Regarding Delivery of Shareholder Documents

The fund delivers only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements to shareholders with multiple accounts at the same address. This practice is known as "householding" and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Electronic Access to Annual Reports, Semi-Annual Reports and Prospectuses

Electronic copies of most financial reports and prospectuses are available on the Fund's website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1) Access the BlackRock website at http://www.blackrock.com/edelivery

2) Log into your account

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BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, Clients) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

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For more information:

This Prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Fund is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports

These reports contain additional information about the fund's investments. The annual report describes the fund's performance, lists portfolio holdings, and discusses recent market conditions, economic trends and fund investment strategies that significantly affected the fund's performance for the last fiscal year.

Statement of Additional Information (SAI)

A Statement of Additional Information, dated January 31, 2007, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the Fund, may be obtained free of charge, along with the Fund's annual and semi-annual reports, by calling (800) 441-7762. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus.

Shareholder Account Service Representatives

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:00 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 441-7762.

World Wide Web

Access general fund information and specific fund performance, including SAI and annual/semi-annual reports, free of charge. Request mutual fund prospectuses and literature. Forward mutual fund inquiries. www.blackrock.com/funds

Written Correspondence

BlackRock Funds
c/o PFPC Inc.
P.O. Box 9819
Providence, RI 02940-8019

Overnight Mail

BlackRock Funds
c/o PFPC Inc.
101 Sabin Street
Pawtucket, RI 02860

Portfolio Characteristics and Holdings

A description of the Fund's policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 882-0052.

Securities and Exchange Commission

You may also view and copy public information about the Fund, including the SAI, by visiting the EDGAR database on the SEC Web site (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC directly at (202) 551-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549.

INVESTMENT COMPANY ACT FILE NO. 811-05742

PRO-EX-BLK 07

  BlackRock Money Market Portfolio

Prospectus  January 31, 2007,

The Money Market Portfolio is a portfolio of BlackRock FundsSM managed by BlackRock and is available to Westcore Investors for investment and exchanges.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The Securities and Exchange Commission has not approved or disapproved the fund's shares or determined if this prospectus is accurate or complete. It is a criminal offense to state otherwise.

Supplemental Instructions for Westcore Investors

The following supplemental instructions are provided for Westcore investors who wish to purchase or exchange shares of the Money Market Portfolio described in the attached prospectus through an account at Westcore Funds. Westcore investors owning shares in the Money Market Portfolio have full exchange privileges with the Westcore Funds as well as the additional convenience of check-writing. With your money market account, you may, for example, write checks on or automatically add to your balance as well as exchange all or a portion of your balance into one or more of the Westcore Funds. The minimum dollar amount for checks written on a money market account is $250. ■

  Purchases, Redemptions & Exchanges

Minimum Initial and Subsequent Purchases:

There is a $1,000 minimum initial investment if investors choose an automatic monthly investment option. Otherwise, the minimum initial investment is $2,500* ($1,000 for participants in Retirement, Education Savings and UGMA/UTMA Accounts). The minimum subsequent and automatic monthly investment for all accounts is $100.**

*  Existing accounts and automatic investment plans established before October 1, 2000 are entitled to reduced investment minimums. $1,000 for existing regular accounts; $250 for existing retirement or UGMA/UTMA accounts; and existing automatic investments equivalent to $50 per month.

**  The Westcore Automatic Investment Plan does not assure a profit and does not protect against a loss in a declining market.

Regular Transactions:

Purchases and redemptions by mail should be sent to Westcore Funds as follows:

Via Regular Mail:

Westcore Funds
P.O. Box 44323
Denver, CO 80201

Via Express/Overnight Mail:

Please contact a Westcore Investor Service
Representative at 1-800-392-CORE (2673)
for more information.

Please make checks payable to Westcore Funds. Purchases by check will be processed at the net asset value determination next occurring after your order is received and accepted by Westcore. Please note that cash, credit card checks, travelers checks, money orders, instant loan checks, third party checks, checks drawn on foreign banks or checks with inconsistencies between the name on the bank account and fund account registration will not be accepted for purchases. Westcore reserves the right to reject any purchase order. Signature guarantees may be required for certain transactions.

(Continued on inside back cover)

The above are supplemental transaction instructions and are not part of the prospectus.

  Introduction

This is the BlackRock Money Market Portfolio Prospectus. It has been writ-ten to provide you with the information you need to make an informed decision about whether to invest in BlackRock Funds (the Fund). If necessary, please refer to the important definitions of frequently used terms below.

This prospectus contains information on the BlackRock Money Market fund. ■

Important Definitions

Asset-Backed Securities: Debt securities that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Commercial Paper: Short-term securities with maturities of 1 to 397 days which are issued by banks, corporations and others.

Dollar-Weighted Average Maturity: The average maturity of the fund is the average amount of time until the organizations that issued the debt securities in the fund's portfolio must pay off the principal amount of the debt. "Dollar-weighted" means the larger the dollar value of debt security in the fund, the more weight it gets in calculating this average.

Liquidity: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

Net Asset Value (NAV): The value of everything the fund owns, minus everything it owes, divided by the number of shares held by investors.

Repurchase Agreement: A special type of short-term investment. A dealer sells securities to a fund and agrees to buy them back later at a set price. In effect, the dealer is borrowing the fund's money for a short time, using the securities as collateral.

Variable or Floating Rate Securities: Securities whose interest rates adjust automatically after a certain period of time and/or whenever a predetermined standard interest rate changes.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

1

  Introduction

(continued)

Service Organizations: Brokers, dealers, financial institutions and industry professionals, including Westcore, that provide support to their customers who own shares of the Fund.

Adviser: The adviser of a mutual fund is responsible for the overall investment management of the fund. The adviser for BlackRock Funds is BlackRock Advisors, LLC (BlackRock).

Sub-Adviser: The sub-adviser of a fund is responsible for its day-to-day management and will generally make all buy and sell decisions. Sub-advisers also provide research and credit analysis. The sub-adviser for the fund is BlackRock Institutional Management Corporation.

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  Table of Contents

Information About BlackRock Money Market Portfolio

About Your Investment

BlackRock Money Market Portfolio	4

Key Risks	5

Expenses and Fees	8

Financial Highlights	9

Buying/Selling Shares	10

The Fund's Rights	18

Management	19

Dividends and Distributions	22

Taxation of Distributions	22

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  BlackRock Money Market Portfolio

Investment Goal

The fund seeks as high a level of current income as is consistent with maintaining liquidity and stability of principal.

Primary Investment Strategies

In pursuit of this goal, the fund invests in a broad range of short term, high quality U.S. dollar-denominated money market instruments, including government, U.S. and foreign bank, commercial and other obligations. Under normal market conditions, at least 25% of the fund's total assets will be invested in obligations of issuers in the financial services industry or in obligations, such as repurchase agreements, secured by such obligations.

Specifically, the fund may invest in:

1)  U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets of more than $1 billion (including obligations of foreign branches of such banks).

2)  High quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard and Poor's, Prime-2 or higher by Moody's or F-2 or higher by Fitch, as well as high quality corporate bonds rated A or higher at the time of purchase by those rating agencies.

3)  Unrated notes, paper and other instruments that are determined by the fund manager to be of comparable quality to the instruments described above.

4)  Asset-backed securities (including interests in pools of assets such as mortgages, installment purchase obligations and credit card receivables).

5)  Securities issued or guaranteed by the U.S. Government or by its agencies or authorities.

6)  Dollar-denominated securities issued or guaranteed by foreign governments or their political subdivisions, agencies or authorities.

7)  Repurchase agreements relating to the above instruments.

The fund seeks to maintain a net asset value of $1.00 per share.

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  BlackRock Money Market Portfolio

The securities purchased by the fund are subject to the quality, diversification and other requirements of Rule 2a-7 under the Investment Company Act and other rules of the Securities and Exchange Commission.

Quality

The fund manager, under guidelines established by the Fund's Board of Trust-ees, will only purchase securities that have short-term debt ratings at the time of purchase in the two highest rating categories from at least two nationally recognized statistical rating organizations (NRSROs). or one such rating if the security is rated by only one NRSRO. Securities that do not have a short-term rating must be determined by the fund manager to be of comparable quality.

Maturity

The fund is managed so that the dollar-weighted average maturity of all its investments will be 90 days or less. The fund will buy only those securities which have remaining maturities of 397 days or less (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements). The fund's securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and fluctuate more in value.

Normally, the fund may hold up to 20% of its assets in uninvested cash reserves. Uninvested cash will not earn income.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The value of money market investments tends to fall when prevailing interest rates rise, when an issuer's creditworthiness declines or when the rate of inflation increases, although they're generally less sensitive to such changes than longer-term securities.

Because of its concentration in the financial services industry, the fund will be exposed to a large extent to the risks associated with that industry, such as government regulation, the availability and cost of capital funds, consolidation and general economic conditions. Financial services companies are also exposed to losses if

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  BlackRock Money Market Portfolio

(continued)

borrowers and other counter-parties experience financial problems and/or cannot repay their obligations.

The obligations of foreign banks and other foreign issuers may involve certain risks in addition to those of domestic issuers, including higher transaction costs, less complete financial information, political and economic instability, less stringent regulatory requirements and less market liquidity.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund is able to invest in securities issued by private companies, which subjects it to credit risk, which refers to the possibility that the issuer of a security will not be able to make principal or interest payments.

The fund could lose money if a seller under a repurchase agreement defaults or declares bankruptcy.

The fund may purchase variable and floating rate instruments. The absence of an active market for these securities could make it difficult for the fund to dispose of them if the issuer defaults.

Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

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  BlackRock Money Market Portfolio

Risk/Return Information

The chart and table below give you a picture of the fund's long-term performance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
Money Market Return Before Taxes	4.48%	1.93%	3.40%	10/04/89

*  The chart and the table both assume reinvestment of dividends and distributions.

1  Inception date of the fund's oldest class(es).

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  BlackRock Money Market Portfolio

(continued)

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		.43%
Other expenses		.41%
Service fees	.25%
Other	.16%
Total annual fund operating expenses		.84%
Fee waivers and expense reimbursements[1]		.12%
Net expenses[1]		.72%

1  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Service class expenses to 0.72% of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. Including voluntary waivers, the net expenses for the Service Class of the fund are estimated to be 0.71%. These voluntary waivers may be terminated at any time. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$74	$256	$454	$1,026

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  BlackRock Money Market Portfolio

Financial Highlights

The financial information in the table below shows the fund's financial perform-ance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

Financial Highlights

(For a Service Share Outstanding Throughout Each Period)

Money Market Portfolio

	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	0.0407	0.0203	0.0054	0.0073	0.0156
Total from investment operations	0.0407	0.0203	0.0054	0.0073	0.0156
Less distributions
Distributions from net investment income	(0.0407)	(0.0203)	(0.0054)	(0.0073)	(0.0156)
Total distributions	(0.0407)	(0.0203)	(0.0054)	(0.0073)	(0.0156)
Net asset value at end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	4.14%	2.05%	0.54%	0.74%	1.57%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$448,015	$411,831	$374,441	$431,854	$567,574
Ratios of expenses to average net assets
Net expenses	0.71%	0.72%	0.71%	0.72%	0.72%
Total expenses	0.89%	0.96%	0.93%	0.94%	0.91%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	4.09%	2.02%	0.54%	0.74%	1.60%
Before advisory/administration and other fee waivers	3.91%	1.78%	0.32%	0.53%	1.41%

1  Audited by other auditors.

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  About Your Investment

Buying Shares

Service Shares are offered without a sales charge to financial institutions (such as banks and brokerage firms) acting on behalf of their customers, certain persons who were shareholders of the Compass Capital Group of Funds at the time of its combination with The PNC® Fund in 1996 and investors that participate in the Capital DirectionsSM asset allocation program. Service Shares will normally be held by institutions or in the name of nominees of institutions on behalf of their customers. Service Shares are normally purchased through a customer's account at an institution through procedures established by the institution. In these cases, confirmation of share purchases and redemptions will be sent to the institutions. A customer's ownership of shares will be recorded by the institution and reflected in the account statements provided by the institutions to their customers. Investors wishing to purchase Service Shares should contact their institutions.

Purchase orders may be placed by calling the Fund at (800) 441-7762.

What Price Per Share Will You Pay?

Amutual fund is a pool of investors' money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $5 million dollars and has 5 million shares outstanding, the net asset value (NAV) per share is $1.00. Although the fund seeks to maintain an NAV of $1.00 per share, there is no guarantee it will be able to do so.

The fund's investments are valued based on the amortized cost method described in the SAI.

Service Shares are sold at the net asset value per share determined after an order is received by PFPC Inc. (PFPC), the Fund's transfer agent. You may place a purchase order for the fund by telephoning the Fund at (800) 441-7762 before 12:30 p.m. (Eastern time) on a day the New York Stock Exchange (NYSE) and the Federal Reserve Bank of Philadelphia are open (business day). If your order is received before 12:30 p.m. (Eastern time) on a day the NYSE and the Federal Reserve Bank of Philadelphia are open, it will be executed at 12:30 p.m. (Eastern time). If payment for an order is not received by 4 p.m. (Eastern time), the order will be cancelled. You will be informed if this should happen. No orders will be accepted after 12:30 p.m. (Eastern time).

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  About Your Investment

NAV is calculated separately for each class of shares of the fund as of the close of business on the NYSE, generally 4 p.m. (Eastern time), each day the NYSE and the Federal Reserve Bank of Philadelphia are open. Shares will not be priced on days the NYSE or the Federal Reserve Bank of Philadelphia are closed. The fund may elect, in its discretion if it is determined to be in shareholders' best interest, to be open on days when the NYSE is closed due to an emergency.

Paying For Shares

Payment for Service Shares must normally be made in Federal funds or other funds immediately available to the Fund's custodian. Payment may also, at the discretion of the Fund, be made in the form of securities that are permissible investments for the fund.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Fund, to obtain, verify and record information that identifies each person who opens an account. When opening an account, you will be asked for your name, address, date of birth and other information that will allow the Fund to identify you. The Fund may also ask to see other identifying documents such as a driver's license (for individuals) or Articles of Incorporation or other formation documents (for institutions). The Fund may use a third party to obtain and verify this information. The Fund may not be able to establish an account, or it may close your existing account and/or redeem your shares involuntarily, if you do not provide sufficient information within the relevant time periods.

How Much is the Minimum Investment?

The minimum investment for the initial purchase of Service Shares is $5,000; however, institutions may set a higher minimum for their customers. There is no minimum requirement for later investments. The Fund does not accept third party checks as payment for shares.

The Fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements for any shareholder and suspend and resume the sale of any share class of the fund at any time for any reason.

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  About Your Investment

(continued)

Distribution and Service Plan

The Fund has adopted a plan (the Plan) that allows the Fund to pay distribution fees for the sale of its shares under Rule 12b-1 of the Investment Company Act and shareholder servicing fees for certain services provided to its shareholders. The Fund does not make distribution payments under the Plan with respect to Service Shares.

Under the Plan, the Fund pays shareholder servicing fees to Westcore, whereby Westcore provides support services to its customers who own Service Shares in return for these fees. The Fund may pay a shareholder servicing fee to Westcore of up to 0.25% per year of the average daily net asset value of Service Shares of the fund. All Service Shares pay this shareholder servicing fee.

In return for the shareholder servicing fee, Westcore may provide one or more of the following services to its customers who own Service Shares:

(1)  Responding to customer questions on the services performed by Westcore, and investments in Service Shares;

(2)  Assisting customers in choosing and changing dividend options, account designations and addresses; and

(3)  Providing other similar shareholder liaison services.

The shareholder servicing fees payable pursuant to the Plan are fees payable for the administration and servicing of shareholder accounts and not costs which are primarily intended to result in the sale of a fund's shares.

Because the fees paid by the Fund under the Plan are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

For more information on the Plan, including a complete list of services provided thereunder, see the SAI.

In addition to, rather than in lieu of, distribution and shareholder servicing fees that the Fund may pay to Westcore pursuant to the Plan and fees the Fund pays to its transfer agent, the Fund may enter into non-Plan agreements with Service Organizations, including Westcore, pursuant to which the Fund will pay a Service Organization for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either (1) a

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  About Your Investment

percentage of the average daily net assets of Fund shareholders serviced by a Service Organization or (2) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial.

The Plan permits BlackRock, BlackRock Distributors, Inc. (the Distributor) and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Fund). From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits. BlackRock, the Distributor and their affiliates may compensate affiliated and unaffiliated Service Organizations, including Westcore, for the sale and distribution of shares of the Fund or for these other services to the Fund and shareholders. These payments would be in addition to the Fund payments described in this Prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Service Organization, or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as "revenue sharing" payments. In some circumstances, these revenue sharing payments may create an incentive for a Service Organization, its employees or associated persons to recommend or sell shares of the Fund to you. Please contact Westcore for details about payments it may receive from the Fund or from BlackRock, the Distributor or their affiliates. For more information, see the SAI.

Selling Shares

Customers of institutions may redeem Service Shares in accordance with the procedures applicable to their accounts with the institutions. These procedures will vary according to the type of account and the institution involved and customers should consult their account managers in this regard. Institutions are responsible for transmitting redemption orders and crediting their customers' accounts with redemption proceeds on a timely basis.

Institutions may place redemption orders by telephoning the Fund at (800) 441-7762. Shares are redeemed at the NAV per share next determined after receipt of the redemption order. The Fund, its administrators and the Distributor

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  About Your Investment

(continued)

will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures.

Payment for redeemed shares for which a redemption order is received before 12:30 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming institution on the same business day, provided that the fund's custodian is also open for business. Payment for redemption orders received between 12:30 p.m. (Eastern time) and 4 p.m. (Eastern time) or on a day when the fund's custodian is closed is normally wired in Federal funds on the next business day following redemption on which the fund's custodian is open for business. The Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgement of the Fund, an earlier payment could adversely affect the fund. No charge for wiring redemption payments is imposed by the Fund, although institutions may charge their customer accounts for redemption services. Information relating to such redemption services and charges, if any, should be obtained by customers from their institutions.

Persons who were shareholders of the Compass Capital Group of Funds at the time of its combination with The PNC® Fund may redeem for cash some or all of their shares of the fund at any time by sending a written redemption request in proper form to BlackRock Funds, c/o PFPC Inc., P.O. Box 9819, Providence, RI 02940. They may also redeem shares by telephone if they have signed up for the expedited redemption privilege.

During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Redemption requests may also be mailed to BlackRock Funds, c/o PFPC Inc., P.O. Box 9819, Providence, RI 02940.

The Fund is not responsible for the efficiency of the Federal wire system or the shareholder's firm or bank. The Fund does not currently charge for wire transfers. The shareholder is responsible for any charges imposed by the shareholder's bank. To change the name of the single, designated bank account to receive wire redemption proceeds, it is necessary to send a written request to BlackRock Funds, c/o PFPC Inc., P.O. Box 9819, Providence, RI 02940.

The Fund may refuse a telephone redemption request if it believes it is advisable to do so.

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  About Your Investment

Persons who were shareholders of an investment portfolio of the Compass Capital Group of Funds at the time of the portfolio combination with The PNC® Fund may also purchase and redeem Service Shares of the same fund and for the same account in which they held shares on that date through the procedures described in this section.

Market Timing and Redemption Fees

The Board of Trustees of the Fund has determined that the interests of long-term shareholders and the Fund's ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations—also known as "market timing." The funds are not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege for Investor, Institutional and R Shares is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of a fund and its shareholders. For example, large flows of cash into and out of a fund may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve the fund's investment goal. Frequent trading may cause a fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce a fund's performance.

A fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of the fund's portfolio securities and the determination of the fund's NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling fund shares at a price that does not reflect their true value. A similar risk exists for funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. The Fund will seek to eliminate these opportunities by using fair value pricing.

The Fund discourages market timing and seeks to prevent frequent purchases and sales or exchanges of fund shares that it determines may be detrimental to a fund or long-term shareholders. The Board of Trustees has approved the policies discussed

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  About Your Investment

(continued)

below to seek to deter market timing activity. The Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of fund shares because legitimate strategies, such as asset allocation, dollar cost averaging or similar activities, may result in frequent trading of fund shares. It is not expected that shareholders would be harmed by such legitimate activities.

If, as a result of its own investigation, information provided by a financial intermediary or other third party, or otherwise, the Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If the Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and the Fund will not be responsible for any losses you therefore may suffer. In addition, any redemptions or exchanges that you make (as a result of the activity described above or otherwise) will be subject to any and all redemption fees, as described below. For transactions placed directly with the Fund, the Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Fund. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide the Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated are not known by the Fund. While the Fund monitors for market timing activity, the Fund may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the funds. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a financial intermediary is determined by the Fund to be engaged in market timing or other improper trading activity, the Fund's distributor may terminate such financial intermediary's agreement with the distributor, suspend such financial intermediary's trading privileges or take other appropriate actions.

Each of the Fund's High Yield Bond, International Bond, Aurora, Small/Mid-Cap Growth, Small Cap Value Equity, Small Cap Core Equity, Small Cap Growth Equity, Health Sciences Opportunities, Global Science & Technology Opportunities,

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  About Your Investment

Global Resources, All-Cap Global Resources, U.S. Opportunities, Global Opportunities and International Opportunities Portfolios will automatically assess and retain a fee of 2% of the current NAV, after excluding the effect of any contingent deferred sales charges, of shares being redeemed or exchanged within 30 days of acquisition (other than those acquired through reinvestment of dividends or other distributions). A new 30-day period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Portfolio A are exchanged for shares of Portfolio B 20 days after the purchase of the Portfolio A shares, followed in 20 days by an exchange of the Portfolio B shares for shares of Portfolio C, will be subject to two redemption fees (one on each exchange).

The redemption fee is for the benefit of the remaining shareholders of a fund and is intended to encourage long-term investment, to compensate for transaction and other expenses caused by early redemptions and exchanges, and to facilitate portfolio management. The "first-in, first-out" method is used to determine the holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. The Fund sells shares to some 401(k) plans, 403(b) plans, bank or trust company accounts, and accounts of certain financial institutions or intermediaries that do not apply the redemption fee to underlying shareholders, often because of administrative or systems limitations. From time to time, with the approval of the Fund, the redemption fee will not be assessed on redemptions or exchanges by: (i) accounts of asset allocation programs or wrap programs whose trading practices are determined by the Fund not to be detrimental to a fund or long-term shareholders (e.g., model driven programs with periodic automatic portfolio rebalancing that prohibit participant-directed trading and other programs with similar characteristics); (ii) accounts of shareholders who have died or become disabled; (iii) shareholders redeeming or exchanging shares through the Fund's Systematic Withdrawal Plan, Systematic Exchange Plan or in connection with required distributions from an IRA, 401(k) plan, 403(b) plan, or any other Internal Revenue Code Section 401 qualified employee benefit plan or account, or distribution from a 529 plan; (iv) shareholders executing rollovers of current investments in the Fund through qualified employee benefit plans; and (v) certain other accounts in the absolute discretion of the Fund when the redemption fee is de minimis or a shareholder can demonstrate hardship. The Fund reserves the right to modify or eliminate these waivers at any time.

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  About Your Investment

(continued)

There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

The Fund may from time to time use other methods that it believes are appropriate to deter market timing or other trading activity that may be detrimental to a fund or long-term shareholders.

The Fund's Rights

The Fund may:

•  Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act,

•  Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act or as described in the third paragraph of the section "Selling Shares" above,

•  Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level, as described below, and

•  Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act.

Accounts With Low Balances

The Fund may redeem a shareholder's account in any fund at any time if the net asset value of the account in such fund falls below the required minimum ini- tial investment as the result of a redemption or an exchange request. The shareholder will be notified in writing that the value of the account is less than the required amount and the shareholder will be allowed 60 days to make additional investments before the redemption is processed.

Statements

Every shareholder automatically receives quarterly account statements. In addition, for tax purposes, shareholders also receive a yearly statement describing the characteristics of any dividends or other distributions received.

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  About Your Investment

Management

BlackRock Funds' adviser is BlackRock Advisors, LLC (BlackRock). BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 100 Bellevue Parkway, Wilmington, DE 19809. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with approximately $1.125 trillion of assets under management as of December 31, 2006. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc. and Merrill Lynch & Co., Inc. BlackRock Institutional Management Corporation (BIMC), an affiliate of BlackRock located at 100 Bellevue Parkway, Wilmington, DE 19809, acts as sub-adviser to the fund.

For their investment advisory and sub-advisory services, BlackRock and BIMC are entitled to fees computed daily on a fund-by-fund basis and payable monthly. For the fiscal year ended September 30, 2006, the aggregate advisory fees paid by the fund to BlackRock as a percentage of average daily net assets was 0.28%.

The maximum annual advisory fees that can be paid to BlackRock on behalf of the fund (as a percentage of average daily net assets) are as follows:

AVERAGE DAILY NET ASSETS	INVESTMENT ADVISORY FEE
First $1 billion	0.450%
$1 billion-$2 billion	0.400%
$2 billion-$3 billion	0.375%
more than $3 billion	0.350%

A discussion of the basis for the Board of Trustees of the Fund approving the Fund's investment advisory contracts is available in the Fund's semi-annual report to shareholders.

As discussed above, BlackRock has agreed contractually to cap net expenses (excluding (i) interest, taxes, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by a fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, a fund's investments; and (iv) other extraordinary expenses not incurred in the ordinary course of a fund's business, if any) of each share class of the fund at the levels shown in the fund's expense table.

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  About Your Investment

(continued)

To achieve this cap, BlackRock and the Fund have entered into an expense limitation agreement. The agreement sets a limit on certain of the operating expenses of each class of shares and requires BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit.

If within two years following receipt of a waiver or reimbursement, the operating expenses of the share class are less than the expense limit for that share class, the share class is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the fund of which the share class is a part has more than $50 million in assets, (2) BlackRock or an affiliate serves as the fund's investment adviser or administrator and (3) the Board of Trustees of the Fund has approved in advance the payments to BlackRock at the previous quarterly meeting of the Board.

Conflicts of Interest

The investment activities of BlackRock and its affiliates (including, for these purposes, Merrill Lynch & Co., Inc., BlackRock, Inc., The PNC Financial Services Group, Inc. and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively with BlackRock, the Affiliates)) in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock provides investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the funds. BlackRock and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more Affiliates act or may act as an investor, investment banker, research provider, investment manager, financer, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in the global fixed income, currency, commodity, equity and other markets in which the funds directly and indirectly invest. Thus, it is likely that the funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate performs or seeks to perform investment banking or other services. One or more Affiliates may engage in proprietary trading and advise accounts and mutual funds that have investment objectives similar to those of the funds and/or that engage in and compete for transactions in the same types of securities, currencies and instruments as the funds. The trading activities of these Affiliates are carried out without reference

20

  About Your Investment

to positions held directly or indirectly by the funds and may result in an Affiliate having positions that are adverse to those of the funds. No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the funds. As a result, an Affiliate may compete with the funds for appropriate investment opportunities. The results of the funds' investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the funds could sustain losses during periods in which one or more Affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the funds may, from time to time, enter into transactions in which an Affiliate or its other clients have an adverse interest. Furthermore, transactions undertaken by an Affiliate or Affiliate-advised clients may adversely impact the funds. Transactions by one or more Affiliate-advised clients or BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the funds. The funds' activities may be limited because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. In addition, the funds may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. The funds also may invest in securities of companies for which an Affiliate provides or may some day provide research coverage. An Affiliate may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the funds or who engage in transactions with or for the funds. The funds may also make brokerage and other payments to an Affiliate in connection with the funds' portfolio investment transactions.

Under a securities lending program approved by the Fund's Board of Trustees, the Fund has retained an Affiliate of BlackRock to serve as the securities lending agent for the funds to the extent that a fund participates in the securities lending program. For these services, the lending agent may receive a fee from the funds, including a fee based on the returns earned on the funds' investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the funds may lend its portfolio securities under the securities lending program.

The activities of BlackRock or its Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.

21

  About Your Investment

(continued)

Dividends and Distributions

BlackRock Funds makes two kinds of distributions to shareholders: net income investment and net realized capital gains.

Distributions of net investment income derived by the fund are declared daily and paid monthly within ten business days after the end of the month. The Fund's Board of Trustees may change the timing of dividend payments. Shareholders whose purchase orders are executed at 12:30 pm (Eastern time) receive dividends for that day. Shareholders whose redemption orders have been received by 12:30 pm (Eastern time) do not receive dividends for that day.

Net realized capital gains (including net short-term capital gains), if any, will be distributed by a fund at least annually at a date determined by the Fund's Board of Trustees.

Your distributions will be reinvested at net asset value in new shares of the same class of the fund unless you instruct PFPC Inc. in writing to pay them in cash. There are no sales charges on these investments.

If you invest in a fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as "buying a dividend." Distributions that are declared in December, but paid in January are taxable as if they were paid in December.

Taxation of Distributions

Distributions paid out of the fund's "net capital gain" will be taxed to shareholders as long-term capital gain, regardless of how long a shareholder has owned shares. Distributions of net investment income and net short term capital gains will generally be taxed to shareholders as ordinary income.

Your annual tax statement from the Fund will present in detail the tax status of your distributions for each year.

If you do not provide a fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares.

When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

Non-U.S. investors may be subject to U.S. withholding and/or estate tax, and will be subject to special U.S. tax certification requirements. Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax adviser about Federal, state and local tax consequences of owning shares of the Fund.

22

  BLACKROCK PRIVACY PRINCIPLES

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, Clients) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

23

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(Continued from inside front cover)

Purchases, Redemptions & Exchanges (Continued)

Wire, Telephone, and Exchange Procedures:

Wire purchases, telephone redemptions and exchanges will be processed at the net asset value determination next occurring after your order is received and accepted by Westcore. An order will not be accepted unless payment is received by Westcore in acceptable form and in sufficient time to reasonably allow for entry of the order before such determination. Purchases by wire may be accepted only for existing accounts. Investors redeeming by wire may be charged a wire fee by their financial institution. Wire redemption proceeds are generally transmitted by Westcore to Westcore investors on the next business day following the date of redemption. Exchanges into a Westcore fund will be processed at Westcore's net asset value determination next occurring after the net asset value determination time when your money market fund account is processed. Exchanges into your money market fund account will be processed at the Money Market Portfolio's net asset value determination next occurring after your Westcore account is processed. Please call 1-800-392-CORE (2673) for additional information and instructions regarding wire purchase, telephone redemption, and exchange procedures.

Automated Transactions:

You may place transactions or access your account automatically through the Westcore Transaction Center located at www.westcore.com or through the Westcore Automated Service Line at 1-800-392-CORE (2673).

Annual Small Balance Account Maintenance Fee:

Westcore Funds may deduct an annual maintenance fee of $12.00 from accounts serviced directly by Westcore Funds with a value less than $750. It is expected that accounts will be valued for the purpose of calculating this maintenance fee on the first Friday of December each year. The fee is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from accounts with an automatic investment plan or from accounts of shareholders who have a total of $10,000 or more invested directly with Westcore in multiple accounts (multiple accounts must have the same social security number to qualify).

Shareholder Reports:

Westcore Funds will deliver a single copy of the Money Market Portfolio's financial reports and prospectuses to multiple investors with the same mailing address. Shareholders who desire individual copies of such reports or prospectuses should call 1-800-392-CORE (2673) or write to us at Westcore Funds, P.O. Box 44323, Denver, CO 80201.

Westcore Investor Service Representative:

For additional information on these or other options, please call a Westcore Investor Service Representative toll free at 1-800-392-CORE (2673), or visit the Westcore website at www.westcore.com. ■

This material must be accompanied or preceded by a prospectus.
Please read it carefully before investing or sending money.

The above are supplemental transaction instructions and are not part of the prospectus.

  Better research makes the difference.

P.O. Box 44323
Denver, CO 80201

1-800-392-CORE (2673)

www.westcore.com

Westcore Funds are distributed by
ALPS Distributors, Inc.

Annual/Semi-Annual Reports for the Fund
These reports contain additional information about each of the funds' investments. The annual report lists portfolio holdings, and includes the funds' financial statements.

Statements of Additional Information (SAI) A Statement of Additional Information, dated January 31, 2007, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the Fund, may be obtained free of charge, along with the Fund's annual and semi-annual reports, by calling (800) 441-7762. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus.

Portfolio Characteristics and Holdings
A description of the Fund's policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, please call the Fund at (800) 882-0052.

Securities and Exchange Commission
You may also view and copy public information about the Fund, including the SAI, by visiting the EDGAR database on the SEC Web site (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC directly at (202) 551-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549.

INVESTMENT COMPANY ACT FILE NO. 811-05742

WC14007
WES000404
1312007

CENTURY

Bond Portfolios – Service Shares

Intermediate Government Bond

Intermediate Bond II

Total Return II

GNMA

AMT-Free Municipal Bond

Prospectus

These Bond Portfolios are portfolios of BlackRock FundsSM managed by BlackRock Advisors, LLC (BlackRock) and are available to Century investors.

JANUARY 31, 2007

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Supplemental Instructions for Century Investors

These Bond Portfolios are being offered through Century and its affiliated and correspondent banks.

Century investors who wish to purchase shares of the Bond Portfolios as described in the attached prospectus may do so through Century.

To purchase and redeem shares, please contact your Century representative at 781-393-4158.

Table of

Contents

How to Find the Information You Need	How to Find the Information You Need	1

	THE BLACKROCK BOND PORTFOLIOS

	Intermediate Government Bond	2

	Intermediate Bond II	10

	Total Return II	19

	GNMA	27

	AMT-Free Municipal Bond	35

About Your Investment	How to Sell Shares	48

	Dividends/Distributions/Taxes	56

How to Find the
Information You Need

About BlackRock Funds

This is the BlackRock Bond Portfolios Prospectus. It has been written to provide you with the information you need to make an informed decision about whether to invest in BlackRock Funds (the Fund). The Fund's investment adviser is BlackRock Advisors, LLC (BlackRock).

This Prospectus contains information on 5 of the BlackRock Bond funds. The Prospectus has been organized so that each fund has its own short section. Simply turn to the section for any particular fund to read about important fund facts. Also included are sections that tell you about buying and selling shares, certain fees and expenses, shareholder features of the funds and your rights as a shareholder. These sections apply to all the funds.

Effective October 2, 2006, the names of certain funds were changed as follows:

Previous Name	New Name
Intermediate Bond Portfolio	Intermediate Bond Portfolio II

Core Bond Total Return Portfolio	Total Return Portfolio II

Tax-Free Income Portfolio	AMT-Free Municipal Bond Portfolio

1

BlackRock

Intermediate Government Bond Portfolio

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Dollar-Weighted Average Maturity: The average maturity of the fund is the average amount of time until the organizations that issued the debt securities in the fund's portfolio must pay off the principal amount of the debt. "Dollar-weighted" means the larger the dollar value of debt security in the fund, the more weight it gets in calculating this average.

Investment Goal

The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in the highest rated government and agency bonds and maintains an average portfolio duration that is within ±20% of the duration of the Lehman Brothers Intermediate Government Index (the benchmark). The fund normally invests at least 80% of its assets in bonds that are issued or guaranteed by the U.S. Government and its agencies.

Securities purchased by the fund generally are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. In addition, the fund's dollar-weighted average maturity will be between 3 and 10 years.

The management team evaluates sectors of the bond market and individual securities within those sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the benchmark.

The fund invests primarily in dollar-denominated investment grade bonds, but may invest up to 10% of its net assets in non-dollar denominated bonds of issuers located outside of the United States. The fund's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

If a security falls below the highest rating category, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a

2

security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. From time to time, the fund will use derivatives for leverage purposes, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

A main risk of investing in the fund is interest rate risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below recent historical average rates. This decline may have increased the risk that these rates will rise in the future.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally

IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Lehman Brothers Intermediate Government Index: An unmanaged index comprised of U.S. Government Securities issues from the more comprehensive Lehman Brothers U.S. Aggregate Index. This index concentrates on intermediate maturity bonds and thus excludes all maturities from the broader index that are 10 years or greater.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

3

be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (GNMA) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA securities also are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC) are solely the obligations of FNMA or FHLMC, as the case may be, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting non-U.S. investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price

4

within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

5

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers Intermediate Government Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

Intermediate Government Bond

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
Intermediate Govt. Bond
Return Before Taxes	3.80%	3.51%	5.07%	04/20/92
Return After Taxes on Distributions	2.46%	2.13%	3.20%
Return After Taxes on Distributions and Sale of Shares	2.45%	2.18%	3.18%
LB Intermediate Govt. (Reflects no deduction for fees, expenses or taxes)	3.85%	3.92%	5.48%	N/A

  *  The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions.

    Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold

6

their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	.50%
Interest expense[1]	– –%
Other expenses	.56%
Service fees	.25%
Other	.31%
Acquired fund fees and expenses[2]	– –%
Total annual fund operating expenses	1.06%
Fee waivers and expense reimbursements[3]	.16%
Net expenses[3]	.90%

  1  The fund periodically engages in certain transactions which generate interest expense. For the year ended September 30, 2006 the interest expense on the fund for such transactions was less than 0.01%.

  2  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  3  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Service class expenses to 0.90% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$92	$321	$569	$1,280

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Keith Anderson, Managing Director of BFM since 1988 and Vice Chairman since 2006, Scott Amero, Managing Director of BFM since 1990, Matthew Marra, Managing Director of BlackRock since 2006, and Andrew J. Phillips, Managing Director of BFM since 1999.

Mr. Anderson is responsible for global fixed income strategy, asset allocation and the overall management of client portfolios. In this capacity, he coordinates BlackRock's team of portfolio managers

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals, including Century, that provide support services to their customers who own shares of the Fund.

7

and credit analysts who specialize in the government, agency, corporate and mortgage sectors and sub-sectors, worldwide. He is the Global Chief Investment Officer for Fixed Income, a member of BlackRock's Management and Executive Committees and Chairman of the Investment Strategy Group.

Mr. Amero is co-head of BlackRock's fixed income portfolio management team, a member of the Management Committee and co-chair of the Fixed Income Investment Strategy Group. Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. He is also the head of global fixed income research.

With BlackRock since 1995, Mr. Marra is a member of the Investment Strategy Group and his primary responsibility is the consistent implementation of investment strategies across all total return accounts with an emphasis on interest rate products. Mr. Marra has been a member of BlackRock's fixed income team since 1997.

Mr. Phillips is a member of the Investment Strategy Group and his primary responsibility is the consistent implementation of investment strategies across all total return accounts, with a sector emphasis on mortgage securities. Mr. Phillips has been a member of BlackRock's fixed income team since 1991.

Mr. Amero and Mr. Anderson have been members of the team managing the fund since 1995 and Mr. Marra and Mr. Phillips since 2006. Mr. Amero has been a portfolio co-manager of the fund since 1995, Mr. Anderson since 1999 and Mr. Marra and Mr. Phillips since 2006.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

8

FINANCIAL HIGHLIGHTS

(For a Service Share Outstanding Throughout Each Period)

Intermediate Government Bond Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	9/30/06	9/30/05	9/30/04	9/30/03[1]	9/30/02[1]
Net asset value at beginning of period	$10.19	$10.44	$10.62	$10.81	$10.55
Income from investment operations
Net investment income	0.39 [2]	0.36 [2]	0.35 [2]	0.45	0.52
Net gain (loss) on investments (both realized and unrealized)	(0.07)	(0.25)	(0.17)	(0.16)	0.25
Total from investment operations	0.32	0.11	0.18	0.29	0.77
Less distributions
Distributions from net investment income	(0.37)	(0.24)	(0.36)	(0.48)	(0.51)
Distribution from capital	– –	(0.07)	– –	– –	– –
Distributions from net realized gains	– –	(0.05)	– –	– –	– –
Total distributions	(0.37)	(0.36)	(0.36)	(0.48)	(0.51)
Net asset value at end of period	$10.14	$10.19	$10.44	$10.62	$10.81
Total return	3.18%	1.08%	1.71%	2.79%	7.56%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$831	$842	$1,235	$1,447	$2,007
Ratios of expenses to average net assets
Net expenses	0.90%	0.90%	0.86%	0.90%	0.91%
Net expenses (excluding interest expense)	0.90%	0.90%	0.86%	0.90%	0.90%
Total expenses	1.10%	1.14%	1.08%	1.15%	1.12%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	3.86%	3.48%	3.38%	4.22%	5.34%
Before advisory/administration and other fee waivers	3.66%	3.24%	3.16%	3.97%	5.12%
Portfolio turnover rate	92%	194%	200%	143%	183%

1  Audited by other auditors.

2  Calculated using the average shares outstanding method.

9

BlackRock

Intermediate Bond Portfolio II

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Dollar-Weighted Average Maturity: The average maturity of the fund is the average amount of time until the organizations that issued the debt securities in the fund's portfolio must pay off the principal amount of the debt. "Dollar-weighted" means the larger the dollar value of debt security in the fund, the more weight it gets in calculating this average.

Effective October 2, 2006, the Intermediate Bond Portfolio was re-named the Intermediate Bond Portfolio II.

Investment Goal

The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in bonds and maintains an average portfolio duration that is within ±20% of the duration of the Lehman Brothers Intermediate Government/ Credit Index (the benchmark). The fund normally invests at least 80% of its assets in bonds. The fund only buys securities that are rated investment grade at the time of purchase by at least one major rating agency or determined by the fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. In addition, the fund's dollar-weighted average maturity will be between 3 and 10 years.

The management team evaluates sectors of the bond market and individual securities within those sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the benchmark.

The fund invests primarily in dollar-denominated investment grade bonds, but may invest up to 10% of its net assets in non-dollar denominated bonds of emerging market issuers. The fund's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

If a security falls below investment grade, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or

10

sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed

IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Lehman Brothers Intermediate Government/Credit Index: An unmanaged index comprised of U.S. Government securities or an investment grade credit securities from the more comprehensive Lehman Brothers U.S. Aggregate Index. This index concentrates on intermediate maturity bonds and thus excludes all maturities from the broader index that are 10 years or greater.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

11

securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non- U.S. political or social conditions, including changes in policies restricting non-U.S. investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past, and may do so again in the future, as a result of economic and political turmoil in many of these countries.

12

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

13

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage.

The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers Intermediate Government/Credit Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

14

As of 12/31

ANNUAL TOTAL RETURNS*

Intermediate Bond II

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
Intermediate Bond II
Return Before Taxes	3.83%	4.28%	5.48%	09/17/93
Return After Taxes on Distributions	2.39%	2.65%	3.36%
Return After Taxes on Distributions and Sale of Shares	2.47%	2.73%	3.39%
LB Intermediate Govt./Cred. (Reflects no deduction for fees, expenses or taxes)	4.08%	4.53%	5.81%	N/A

  *  The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions.

    Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

15

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals, including Century, that provide support services to their customers who own shares of the Fund.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	.50%
Other expenses	.61%
Service fees	.25%
Other	.36%
Acquired fund fees and expenses[1]	– –%
Total annual fund operating expenses	1.11%
Fee waivers and expense reimbursements[2]	.21%
Net expenses[2]	.90%

  1  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Service class expenses to 0.90% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$92	$332	$591	$1,333

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Keith Anderson, Managing Director of BFM since 1988 and Vice Chairman since 2006, Scott Amero, Managing Director of BFM since 1990, Matthew Marra, Managing Director of BlackRock since 2006, and Andrew J. Phillips, Managing Director of BFM since 1999.

Mr. Anderson is responsible for global fixed income strategy, asset allocation and the overall management of client portfolios. In this capacity, he coordinates BlackRock's team of portfolio managers and credit analysts who specialize in the government, agency, corporate and mortgage sectors and sub-sectors, worldwide. He is the Global Chief Investment Officer for Fixed Income, a member of BlackRock's Management and Executive Committees and Chairman of the Investment Strategy Group.

Mr. Amero is co-head of BlackRock's fixed income portfolio management team, a member of the Management Committee and co-chair of the Fixed Income Investment Strategy Group. Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and

16

the overall management of client portfolios. He is also the head of global fixed income research.

With BlackRock since 1995, Mr. Marra is a member of the Investment Strategy Group and his primary responsibility is the consistent implementation of investment strategies across all total return accounts with an emphasis on interest rate products. Mr. Marra has been a member of BlackRock's fixed income team since 1997.

Mr. Phillips is a member of the Investment Strategy Group and his primary responsibility is the consistent implementation of investment strategies across all total return accounts, with a sector emphasis on mortgage securities. Mr. Phillips has been a member of BlackRock's fixed income team since 1991.

Mr. Amero and Mr. Anderson have been members of the team managing the fund since 1995 and Mr. Marra and Mr. Phillips since 2006. Mr. Amero has been a portfolio co-manager of the fund since 1995, Mr. Anderson since 1999 and Mr. Marra and Mr. Phillips since 2006.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

17

Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For a Service Share Outstanding Throughout Each Period)

Intermediate Bond Portfolio II

	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$9.33	$9.57	$9.89	$9.81	$9.71
Income from investment operations
Net investment income	0.35 [2]	0.31 [2]	0.31 [2]	0.44	0.52
Net gain (loss) on investments (both realized and unrealized)	(0.08)	(0.19)	(0.10)	0.14	0.18
Total from investment operations	0.27	0.12	0.21	0.58	0.70
Less distributions
Distributions from net investment income	(0.36)	(0.28)	(0.31)	(0.48)	(0.50)
Distributions from net realized gains	– –	(0.08)	(0.22)	(0.02)	(0.10)
Total distributions	(0.36)	(0.36)	(0.53)	(0.50)	(0.60)
Net asset value at end of period	$9.24	$9.33	$9.57	$9.89	$9.81
Total return	2.98%	1.30%	2.26%	6.08%	7.50%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$184,276	$94,557	$84,013	$56,632	$35,198
Ratios of expenses to average net assets
Net expenses	0.88%	0.86%	0.89%	0.89%	0.94%
Net expenses (excluding interest expense)	0.88%	0.86%	0.89%	0.89%	0.90%
Total expenses	1.11%	1.08%	1.10%	1.11%	1.15%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	3.80%	3.34%	3.23%	4.44%	5.36%
Before advisory/administration and other fee waivers	3.57%	3.12%	3.02%	4.22%	5.15%
Portfolio turnover rate	113%	194%	216%	220%	239%

1  Audited by other auditors.

2  Calculated using the average shares outstanding method.

18

BlackRock

Total Return Portfolio II

Effective October 2, 2006, the Core Bond Total Return Portfolio was re-named the Total Return Portfolio II.

Investment Goal

The fund seeks to realize a total return that exceeds that of the Lehman Brothers U.S. Aggregate Index (the benchmark).

Primary Investment Strategies

In pursuit of this goal, the fund normally invests at least 80% of its assets in bonds and maintains an average portfolio duration that is within ±20% of the duration of the benchmark.

The management team evaluates sectors of the bond market and individual securities within these sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the benchmark.

The fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The fund's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

The fund only buys securities that are rated investment grade at the time of purchase by at least one major rating agency or determined by the fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

If a security falls below investment grade, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

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IMPORTANT DEFINITIONS

Lehman Brothers U.S. Aggregate Index: An unmanaged index comprised of more than 5,000 taxable bonds. This is an index of investment grade bonds; all securities included must be rated investment grade by Moody's, Standard & Poor's or Fitch.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than

20

residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds,

21

any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

The fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting investments, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss.

22

Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers U.S. Aggregate Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

Total Return II

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
Total Return II
Return Before Taxes	3.99%	4.69%	5.83%	12/09/92
Return After Taxes on Distributions	2.50%	2.91%	3.54%
Return After Taxes on Distributions and Sale of Shares	2.57%	2.97%	3.57%
Lehman Brothers U.S. Aggregate (Reflects no deduction for fees, expenses or taxes)	4.33%	3.57%	6.24%	N/A

  *  The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions.

    Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

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IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals, including Century, that provide support services to their customers who own shares of the Fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	.46%
Other expenses	.43%
Service fees	.25%
Other	.18%
Acquired fund fees and expenses[1]	– –%
Total annual fund operating expenses	.89%
Fee waivers and expense reimbursements[2]	.04%
Net expenses[2]	.85%

  1  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Service class expenses to 0.85% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. Including voluntary waivers, the net expenses for the Service class of the fund are estimated to be 0.73% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses). These voluntary waivers may be terminated at any time. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$87	$280	$489	$1,092

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Keith Anderson, Managing Director of BFM since

24

1988 and Vice Chairman since 2006, Scott Amero, Managing Director of BFM since 1990, Matthew Marra, Managing Director of BlackRock since 2006, and Andrew J. Phillips, Managing Director of BFM since 1999.

Mr. Anderson is responsible for global fixed income strategy, asset allocation and the overall management of client portfolios. In this capacity, he coordinates BlackRock's team of portfolio managers and credit analysts who specialize in the government, agency, corporate and mortgage sectors and sub-sectors, worldwide. He is the Global Chief Investment Officer for Fixed Income, a member of BlackRock's Management and Executive Committees and Chairman of the Investment Strategy Group.

Mr. Amero is co-head of BlackRock's fixed income portfolio management team, a member of the Management Committee and co-chair of the Fixed Income Investment Strategy Group. Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. He is also the head of global fixed income research.

With BlackRock since 1995, Mr. Marra is a member of the Investment Strategy Group and his primary responsibility is the consistent implementation of investment strategies across all total return accounts with an emphasis on interest rate products. Mr. Marra has been a member of BlackRock's fixed income team since 1997.

Mr. Phillips is a member of the Investment Strategy Group and his primary responsibility is the consistent implementation of investment strategies across all total return accounts, with a sector emphasis on mortgage securities. Mr. Phillips has been a member of BlackRock's fixed income team since 1991.

Mr. Anderson and Mr. Amero have been members of the team managing the fund since 1992 and Mr. Marra and Mr. Phillips since 2006. Mr. Anderson has been a portfolio co-manager of the fund since 1997, Mr. Amero since 1999 and Mr. Marra and Mr. Phillips since 2006.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

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Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For a Service Share Outstanding Throughout Each Period)

Total Return Portfolio II

	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$9.62	$9.74	$10.01	$9.99	$9.98
Income from investment operations
Net investment income	0.39 [2]	0.36 [2]	0.36 [2]	0.42	0.52
Net gain (loss) on investments (both realized and unrealized)	(0.07)	(0.11)	(0.04)	0.16	0.15
Total from investment operations	0.32	0.25	0.32	0.58	0.67
Less distributions
Distributions from net investment income	(0.40)	(0.35)	(0.34)	(0.51)	(0.54)
Distributions from net realized gains	(0.05)	(0.02)	(0.25)	(0.05)	(0.12)
Total distributions	(0.45)	(0.37)	(0.59)	(0.56)	(0.66)
Net asset value at end of period	$9.49	$9.62	$9.74	$10.01	$9.99

Total return	3.38%	2.54%	3.38%	5.98%	6.94%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$127,902	$158,200	$152,085	$139,499	$115,774
Ratios of expenses to average net assets
Net expenses	0.76%	0.81%	0.84%	0.85%	0.91%
Net expenses (excluding interest expense)	0.76%	0.81%	0.84%	0.85%	0.85%
Total expenses	0.95%	1.03%	1.05%	1.08%	1.13%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	4.16%	3.73%	3.69%	4.09%	5.07%
Before advisory/administration and other fee waivers	3.97%	3.51%	3.48%	3.86%	4.85%
Portfolio turnover rate	197%	351%	360%	659%[3]	359%

1  Audited by other auditors.

2  Calculated using the average shares outstanding method.

3  Includes dollar roll transactions, excluding these transactions portfolio turnover would have been 257%.

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BlackRock

GNMA Portfolio

Investment Goal

The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in securities issued by the Government National Mortgage Association (GNMA) as well as other U.S. Government securities in the five to ten year maturity range. The fund normally invests at least 80% of its assets in GNMA securities. GNMA securities are backed by the full faith and credit of the United States and are supported by the right of GNMA to borrow funds from the U.S. Treasury and to make payments under its guarantee.

Securities purchased by the fund are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the Lehman Brothers GNMA MBS Index (the benchmark).

If a security falls below the highest rating category, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps interest rate transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest with another party for that other party's obligation to pay or its right to receive another type

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

GNMA Securities: Securities issued and guaranteed by the Government National Mortgage Association (GNMA). These securities represent interests in pools of residential mortgage loans originated by private lenders and pass income from the initial debtors (homeowners) through intermediaries to investors.

Lehman Brothers GNMA MBS Index: An unmanaged index comprised of mortgage-backed pass through securities of the Government National Mortgage Association (GNMA).

27

IMPORTANT DEFINITIONS

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

of interest in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. From time to time, the fund will use derivatives for leverage purposes, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and prepayment risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future.

In addition to GNMA securities, the fund also makes investments in other residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk.

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Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (GNMA) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA securities also are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC) are solely the obligations of FNMA or FHLMC, as the case may be, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability

29

of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

30

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers GNMA MBS Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

GNMA

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	Since Inception	Inception Date[1]
GNMA
Return Before Taxes	4.01%	4.21%	5.33%	05/18/98
Return After Taxes on Distributions	2.33%	2.35%	3.09%
Return After Taxes on Distributions and Sale of Shares	2.58%	2.48%	3.17%
Lehman Brothers GNMA MBS Index (Reflects no deduction for fees, expenses or taxes)	4.61%	4.72%	5.68%	N/A

  *  The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions.

    Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k)

31

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals, including Century, that provide support services to their customers who own shares of the Fund.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	.55%
Other expenses	.48%
Service fees	.25%
Other	.23%
Acquired fund fees and expenses	.01%
Total annual fund operating expenses	1.04%
Fee waivers and expense reimbursements*	.13%
Net expenses*	.91%

  *  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Service class expenses to 0.90% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. Including voluntary waivers, the net expenses for the Service class of the fund are estimated to be 0.79% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses). These voluntary waivers may be terminated at any time. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$93	$318	$561	$1,259

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Andrew J. Phillips, Managing Director of BFM since 1999, and Eric Pellicciaro, Managing Director of BFM since 2005.

Mr. Phillips is a member of the Investment Strategy Group and his primary responsibility is the consistent implementation of investment strategies across all total return accounts, with a sector emphasis on mortgage securities.

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Mr. Pellicciaro is a member of the Investment Strategy Group and the lead mortgage sector specialist. Mr. Pellicciaro's primary responsibility is managing client portfolios, with a sector emphasis on fixed-rate mortgage securities, including pass-throughs and CMOs. Mr. Pellicciaro started his career in the Financial Modeling Group at BlackRock in 1996, and joined the Fixed Income Portfolio Management Group in 1999.

Mr. Phillips has been a member of the team managing the fund since 1998 and Mr. Pellicciaro since 1999. Mr. Phillips has been a portfolio co-manager of the fund since 1999 and Mr. Pellicciaro since April 2004.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

Financial Highlights

The financial information in the table below shows the fund's financial performance for the period indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

33

FINANCIAL HIGHLIGHTS

(For a Service Share Outstanding Throughout Each Period)

GNMA Portfolio

	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$9.69	$9.87	$10.01	$10.23	$10.29
Income from investment operations
Net investment income	0.41 [2]	0.39 [2]	0.44 [2]	0.50	0.56
Net gain (loss) on investments (both realized and unrealized)	(0.08)	(0.19)	(0.08)	(0.14)	0.19
Total from investment operations	0.33	0.20	0.36	0.36	0.75
Less distributions
Distributions from net investment income	(0.49)	(0.38)	(0.50)	(0.58)	(0.60)
Distributions from net realized gains	– –	– –	– –	– –	(0.21)
Total distributions	(0.49)	(0.38)	(0.50)	(0.58)	(0.81)
Net asset value at end of period	$9.53	$9.69	$9.87	$10.01	$10.23

Total return	3.55%	2.02%	3.67%	3.58%	7.61%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$7,712	$8,129	$2,271	$1,554	$1,069
Ratios of expenses to average net assets
Net expenses	0.80%	0.86%	0.94%	0.93%	1.14%
Net expenses (excluding interest expense)	0.80%	0.86%	0.89%	0.90%	0.90%
Total expenses	1.10%	1.23%	1.25%	1.25%	1.44%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	4.36%	3.97%	4.45%	4.70%	5.37%
Before advisory/administration and other fee waivers	4.06%	3.60%	4.13%	4.39%	5.07%
Portfolio turnover rate	320%	521%	228%	1,365%[3]	401%

1  Audited by other auditors.

2  Calculated using the average shares outstanding method.

3  Includes dollar roll transactions, excluding these transactions the portfolio turnover would have been 268%.

34

BlackRock

AMT-Free Municipal Bond Portfolio

Effective October 2, 2006, the Tax-Free Income Portfolio was re-named the AMT-Free Municipal Bond Portfolio.

Investment Goal:

The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies:

In pursuit of this goal, the fund invests primarily in bonds issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies and authorities (and related tax-exempt derivative securities) the interest on which the fund manager believes is exempt from Federal income tax, including the Federal Alternative Minimum Tax (municipal securities). The fund normally invests at least 80% of its assets in municipal securities, including both general obligation and revenue bonds from a diverse range of issuers. The other 20% of its assets can be invested in securities of non-municipal issuers the income from which is exempt from Federal income tax, and securities which are subject to Federal income tax including the Federal Alternative Minimum Tax. The fund emphasizes municipal securities in the ten to twenty year maturity range. The fund intends to invest so that no more than 25% of its assets are represented by the municipal securities of issuers located in the same state.

The fund manager evaluates sectors of the municipal market and individual bonds within those sectors.

The fund may invest up to 20% of its assets in non-investment grade bonds (high yield or junk bonds) or convertible securities with a minimum rating of B. Split rated bonds will be considered to have the higher credit rating. If a security's rating falls below B, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not municipal securities (and therefore are subject to Federal income tax) and may hold an unlimited amount of uninvested cash reserves. Such a temporary defensive strategy would be inconsistent with the fund's primary investment strategies. If

IMPORTANT DEFINITIONS

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

General Obligation Bonds: Bonds which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.

High Yield Bonds: Sometimes referred to as "junk bonds", these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Lehman Brothers Municipal Bond Index: An unmanaged index of municipal bonds with the following characteristics: minimum credit rating of Baa, outstanding par value of at least $5 million and issued as part of a transaction of at least $50 million. In addition, the bonds must have a dated-date after December 31, 1990 and must be at least one year from their maturity date.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Municipal Lease Obligations: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of the general obligations of the municipality.

Revenue Bonds: Bonds which are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source.

35

IMPORTANT DEFINITIONS

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Tender Option Bonds: Synthetic floating or variable rate securities issued when long term bonds are purchased in the primary or secondary market and then deposited into a trust. Custodial receipts are then issued to investors, such as the fund, evidencing ownership interests in the trust. The remarketing agent for the trust sets a floating or variable rate on typically a weekly basis. Tender option bonds may be considered derivatives. Residual interest tender option bonds are beneficial interests in a tender option bond trust.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment goal.

The fund may invest in tender option bonds and residual interest tender option bonds, and may also invest in securities the return of which is inversely related to changes in an interest rate (inverse floaters).

The fund manager may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into interest rate transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest with another party for that other party's obligation to pay or its right to receive another type of interest in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. These practices may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluctuate significantly in price within a short time period.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies. Any capital appreciation realized by the fund as a result of its normal investment activities will generally result in capital gain distributions subject to Federal capital gain taxation.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval. The fund may not change the requirement that it normally invest at least 80% of its assets in municipal securities without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of securities such as those held by the fund. Market interest rates have in recent years

36

declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due.

A B rating generally indicates that while the issuer can currently make its interest and principal payments, it probably will not be able to do so in times of financial difficulty. Non-investment grade securities carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also impact the market for lower-rated securities and the fund. The market for high yield bonds is not as liquid as the markets for higher rated securities. This means that it may be harder to buy and sell high yield bonds, especially on short notice, and high yield bonds may be more difficult for the fund to value accurately than higher rated securities. The market for high yield bonds could also be impacted by legal or tax changes.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Municipal securities include revenue bonds, general obligation bonds and municipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Municipal securities also

37

include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities. Municipal lease obligations also are subject to the risk that the municipality will not appropriate the funds for lease payments.

The fund may invest in bonds the interest on which may be subject to the Federal Alternative Minimum Tax. The fund may invest up to 20% of its assets in these bonds when added together with any of the fund's other taxable investments. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may, from time to time, invest up to 25% of its assets in securities whose issuers are located in a single state. These investments would make the fund more dependent upon the political and economic circumstances of that state than a mutual fund that invests more broadly.

The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for the fund to value accurately than securities of public corporations. In addition, municipal securities are subject to the risk that their tax treatment could be changed by Congress or state legislatures, thereby affecting the value of outstanding municipal securities.

The fund will rely on legal opinions of counsel to issuers of municipal securities as to the tax-free status of investments and will not do its own analysis.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Investments in tender option bonds, residual interest tender option bonds and inverse floaters expose the fund to the same risks as investments in derivatives, as well as risks associated with leverage, described below, especially the risk of increased volatility.

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An investment in these securities typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal. Distributions on residual interest tender option bonds and inverse floaters will bear an inverse relationship to short-term municipal security interest rates. Distributions on the residual interests and inverse floaters paid to the fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. Residual interest tender option bonds and inverse floaters generally will underperform the market for fixed rate municipal securities in a rising interest rate environment.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. The income from certain derivatives may be subject to Federal income tax.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the fund manager will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause a fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage.

39

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss subject to Federal capital gain taxation. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers Municipal Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

40

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date[1]
AMT-Free Municipal Bond
Return Before Taxes	3.84%	3.79%	4.48%	05/14/90
Return After Taxes on Distributions	3.84%	3.79%	4.44%
Return After Taxes on Distributions and Sale of Shares	3.87%	3.85%	4.46%
Lehman Brothers Municipal Bond (Reflects no deduction for fees, expenses or taxes)	4.84%	5.53%	5.76%	N/A

  *  The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions.

    Source: BlackRock Advisors, LLC

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	.50%
Other expenses	1.13%
Service fees	.25%
Other	.88%
Acquired fund fees and expenses[1]	– –%
Total annual fund operating expenses	1.63%
Fee waivers and expense reimbursements[2]	.73%
Net expenses[2,3]	.90%

  1  Acquired fund fees and expenses were less than .01% for the fund's last fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Service class expenses to 0.90% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

  3  The fund is required to report interest expense associated with certain fund investments. Such interest expense for the fund for the most recent fiscal year (as reported in the fund's audited financial statements) was 0.19%. However, the fund did not actually pay such interest expense, and therefore the fund's actual "Net expenses" were as shown in the "Annual Fund Operating Expenses" table above.

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals, including Century, that provide support services to their customers who own shares of the Fund.

41

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:*

	1 Year	3 Years	5 Years	10 Years
Service Shares	$92	$443	$818	$1,871

  *  The fund is required to report interest expense associated with certain fund investments. Such interest expense for the fund for the most recent fiscal year (as reported in the fund's audited financial statements) was 0.19%. However, the fund did not actually pay such interest expense, and therefore the fund's actual "Net expenses" were as shown in the "Annual Fund Operating Expenses" table above. If the fund had paid such interest expense, your 1, 3, 5 and 10 Year expenses would be $111, $501, $917 and $2,077, respectively.

Fund Management

The fund management team is led by Walter O'Connor, Managing Director of BlackRock since 2006. The team includes Theodore Jaeckel, CFA, Managing Director of BlackRock since 2006. Mr. O'Connor and Mr. Jaeckel joined BlackRock following the merger with Merrill Lynch Investment Managers (MLIM) in 2006. Mr. O'Connor was a Managing Director of MLIM from 2003 to 2006, a Director (Municipal Tax-Exempt Fund Management) of MLIM from 2000 to 2003, and a Vice President of MLIM from 1993 to 2000. Mr. Jaeckel is a member of BlackRock's Fixed Income Portfolio Management Group. His responsibility is managing client portfolios, with a sector emphasis on tax-exempt municipal securities. At MLIM, he was a portfolio manager with MLIM's tax-exempt fixed income team. Prior to joining MLIM in 1990, Mr. Jaeckel was a municipal bond trader with Chemical Bank. Mr. O'Connor and Mr. Jaeckel have been managing the fund since 2006.

The Statement of Additional Information (SAI) provides additional information about the fund manager's compensation, other accounts managed by the fund manager, and the fund manager's ownership of securities in the fund.

42

Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For a Service Share Outstanding Throughout Each Period)

AMT-Free Municipal Bond Portfolio

	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$10.99	$11.10	$11.21	$11.38	$11.38
Income from investment operations
Net investment income	0.43 [2]	0.44 [2]	0.45 [2]	0.49	0.55
Net gain (loss) on investments (both realized and unrealized)	(0.08)	(0.12)	(0.10)	(0.16)	(0.02)
Total from investment operations	0.35	0.32	0.35	0.33	0.53
Less distributions
Distributions from net investment income	(0.42)	(0.43)	(0.46)	(0.50)	(0.53)
Total distributions	(0.42)	(0.43)	(0.46)	(0.50)	(0.53)
Net asset value at end of period	$10.92	$10.99	$11.10	$11.21	$11.38

Total return	3.29%	2.91%	3.16%	2.99%	4.77%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$1,249	$2,312	$2,702	$2,971	$3,103
Ratios of expenses to average net assets
Net expenses	0.88%	0.86%	0.86%	0.90%	0.90%
Net expenses (including expense and fees)	1.07%	0.98%	0.92%	0.99%	0.97%
Total expenses	1.62%	1.20%	1.14%	1.22%	1.18%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	3.91%	3.99%	4.09%	4.46%	4.81%
Before advisory/administration and other fee waivers	3.36%	3.77%	3.87%	4.23%	4.60%
Portfolio turnover rate	66%	87%	69%	72%	45%

1  Audited by other auditors.

2  Calculated using the average shares outstanding method.

43

About Your Investment

What Price Per Share Will You Pay?

The price of mutual fund shares generally changes every day the New York Stock Exchange (NYSE) is open (business day). A mutual fund is a pool of investors' money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $50 million and has 5 million shares outstanding, the net asset value (NAV) per share is $10.

To purchase shares, contact your Century representative at (781) 393-4158. Purchase orders received by the close of regular trading on the NYSE (currently 4 p.m. (Eastern time)) on each day the NYSE is open will be priced based on the NAV calculated at the close of trading on that day. NAV is calculated separately for each class of shares of each fund as of the close of business on the NYSE, generally 4 p.m. (Eastern time), each day the NYSE is open.

Shares will not be priced on days the NYSE is closed. Purchase orders received after the close of trading will be priced based on the next calculation of NAV. Non-U.S. securities and certain other securities held by a fund may trade on days when the NYSE is closed. In these cases, net asset value of shares may change when fund shares cannot be bought or sold.

Since the NAV changes daily, the price of your shares depends on the time that your order is received.

Each fund's assets are valued primarily on the basis of market quotations. Certain short-term debt securities are valued on the basis of amortized cost. When a determination is made that market quotations are not readily available, including, but not limited to, when (i) the exchange or market on which a security is traded does not open for trading for an entire trading day and no other market prices are available, (ii) a particular security does not trade regularly or has had its trading halted, (iii) a security does not have a price source due to its lack of liquidity, (iv) BlackRock believes a market quotation from a broker-dealer is unreliable (e.g., where it varies significantly from a recent trade), (v) the security is thinly traded or (vi) there has been a significant subsequent event, each fund values the affected securities at fair value as determined by BlackRock pursuant to procedures adopted by the Fund's Board of Trustees. For example, the fund will value a security that trades principally on a foreign market using the most recent closing market price from the market on which the security principally

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trades, unless, in BlackRock's judgment, a significant event subsequent to the market close has rendered such market closing price unreliable. Because significant events could affect the value of a foreign security between the close of the foreign market where the security is principally traded and the time the fund calculates its NAV, such closing price may not be reflective of current market conditions. In this case, the fund will use what it believes to be the fair value of the security as of the time the fund calculates its NAV.

Fair value represents a good faith approximation of the value of a security. A security's valuation may differ depending on the method used for determining value. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining a fund's NAV. As a result, a fund's sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Paying for Shares

Payment for Service Shares must normally be made in Federal funds or other funds immediately available by 4 p.m. (Eastern time) on the first business day following receipt of the order. Payment may also, at the discretion of the Fund, be made in the form of securities that are permissible investments for the respective fund.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Fund, to obtain, verify and record information that identifies each person who opens an account. When opening an account, you will be asked for your name, address, date of birth and other information that will allow the Fund to identify you. The Fund may also ask to see other identifying documents such as a driver's license (for individuals) or Articles of Incorporation or other formation documents (for institutions). The Fund may use a third party to obtain and verify this information. The Fund may not be able to establish an account, or it may close your existing account and/or redeem your shares involuntarily, if you do not provide sufficient information within the relevant time periods.

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How Much is the Minimum Investment?

The minimum investment for the initial purchase of Service Shares is $5,000; however, institutions may set a higher minimum for their customers. There is no minimum requirement for later investments. The Fund does not accept third party checks as payment for shares.

Distribution and Service Plan

The Fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements for any shareholder and suspend and resume the sale of any share class of any fund at any time for any reason.

The Fund has adopted a plan (the Plan) that allows the Fund to pay distribution fees for the sale of its shares under Rule 12b-1 of the Investment Company Act and shareholder servicing fees for certain services provided to its shareholders. The Fund does not make distribution payments under the Plan with respect to Service Shares.

Under the Plan, the Fund pays shareholder servicing fees to Century whereby Century provides support services to its customers who own Service Shares in return for these fees. The Fund may pay a shareholder servicing fee to Century of up to .25% per year of the average daily net asset value of Service Shares of a fund. All Service Shares pay this shareholder servicing fee.

In return for the shareholder servicing fee, Century may provide one or more of the following services to its customers who own Service Shares:

(1) Responding to customer questions on the services performed by Century and investments in Service Shares;

(2) Assisting customers in choosing and changing dividend options, account designations and addresses; and

(3) Providing other similar shareholder liaison services.

The shareholder servicing fees payable pursuant to the Plan are fees payable for the administration and servicing of shareholder accounts and not costs which are primarily intended to result in the sale of a fund's shares.

Because the fees paid by the Fund under the Plan are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

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For more information on the Plan including a complete list of services provided thereunder, see the SAI.

In addition to, rather than in lieu of, distribution and shareholder servicing fees that the Fund may pay to Century pursuant to the Plan and fees the Fund pays to its transfer agent, the Fund may enter into non-Plan agreements with Service Organizations, including Century, pursuant to which the Fund will pay a Service Organization for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization or (2) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial.

The Plan permits BlackRock, BlackRock Distributors, Inc. (the Distributor) and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Fund). From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits. BlackRock, the Distributor and their affiliates may compensate affiliated and unaffiliated Service Organizations, including Century, for the sale and distribution of shares of the Fund or for these other services to the Fund and shareholders. These payments would be in addition to the Fund payments described in this Prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Service Organization, or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as "revenue sharing" payments. In some circumstances, these revenue sharing payments may create an incentive for a Service Organization, its employees or associated persons to recommend or sell shares of the Fund to you. Please contact Century for details about payments it may receive from the Fund or from BlackRock, the Distributor or their affiliates. For more information, see the SAI.

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Selling Shares

Customers of Century may redeem Service Shares in accordance with the procedures applicable to their accounts. Customers may redeem shares by contacting their Century representative at (781) 393-4158. Century is responsible for transmitting redemption orders and crediting its customers' accounts with redemption proceeds on a timely basis.

Shares are redeemed at the NAV per share next determined after receipt of the redemption order minus any applicable redemption fee. See "Market Timing and Redemption Fees". Century, its administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Century and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures.

Payment for redeemed shares for which a redemption order is received before 4 p.m. (Eastern Time) on a business day is normally made in Federal funds wired on the next business day, provided that the funds' custodian is also open for business. Payment for redemption orders received after 4 p.m. (Eastern Time) or on a day when the funds' custodian is closed is normally wired in Federal funds on the next business day following redemption on which the funds' custodian is open for business. The Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of the Fund, an earlier payment could adversely affect a fund. No charge for wiring redemption payments is imposed by the Fund, although Century may charge for redemption services. Information relating to such redemption services and charges, if any, should be obtained by customers from Century. During periods of substantial economic or market change, telephone redemptions may be difficult to complete. The Fund is not responsible for the efficiency of the Federal wire system. Century may refuse a telephone redemption request if it believes it is advisable to do so.

Market Timing and Redemption Fees

The Board of Trustees of the Fund has determined that the interests of long-term shareholders and the Fund's ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations—also known as "market timing." The funds

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are not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege for Investor, Institutional and R Shares is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of a fund and its shareholders. For example, large flows of cash into and out of a fund may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve the fund's investment goal. Frequent trading may cause a fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce a fund's performance.

A fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of the fund's portfolio securities and the determination of the fund's NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling fund shares at a price that does not reflect their true value. A similar risk exists for funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. The Fund will seek to eliminate these opportunities by using fair value pricing, as described in "What Price Per Share Will You Pay?" above.

The Fund discourages market timing and seeks to prevent frequent purchases and sales or exchanges of fund shares that it determines may be detrimental to a fund or long-term shareholders. The Board of Trustees has approved the policies discussed below to seek to deter market timing activity. The Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of fund shares because legitimate strategies, such as asset allocation, dollar cost averaging or similar activities, may result in frequent trading of fund shares. It is not expected that shareholders would be harmed by such legitimate activities.

If, as a result of its own investigation, information provided by a financial intermediary or other third party, or otherwise, the Fund

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believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If the Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and the Fund will not be responsible for any losses you therefore may suffer. In addition, any redemptions or exchanges that you make (as a result of the activity described above or otherwise) will be subject to any and all redemption fees, as described below. For transactions placed directly with the Fund, the Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Fund. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide the Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated are not known by the Fund. While the Fund monitors for market timing activity, the Fund may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the funds. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a financial intermediary is determined by the Fund to be engaged in market timing or other improper trading activity, the Fund's distributor may terminate such financial intermediary's agreement with the distributor, suspend such financial intermediary's trading privileges or take other appropriate actions.

Each of the Fund's High Yield Bond, International Bond, Aurora, Small/Mid-Cap Growth, Small Cap Value Equity, Small Cap Core Equity, Small Cap Growth Equity, Health Sciences Opportunities, Global Science & Technology Opportunities, Global Resources, All-Cap Global Resources, U.S. Opportunities, Global Opportunities and International Opportunities Portfolios will automatically assess and retain a fee of 2% of the current NAV, after excluding the effect of any contingent deferred sales charges, of shares being redeemed or exchanged within 30 days of acquisition (other than those acquired through reinvestment of dividends or other distributions). A new 30-day period begins with

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each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Portfolio A are exchanged for shares of Portfolio B 20 days after the purchase of the Portfolio A shares, followed in 20 days by an exchange of the Portfolio B shares for shares of Portfolio C, will be subject to two redemption fees (one on each exchange).

The redemption fee is for the benefit of the remaining shareholders of a fund and is intended to encourage long-term investment, to compensate for transaction and other expenses caused by early redemptions and exchanges, and to facilitate portfolio management. The "first-in, first-out" method is used to determine the holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. The Fund sells shares to some 401(k) plans, 403(b) plans, bank or trust company accounts, and accounts of certain financial institutions or intermediaries that do not apply the redemption fee to underlying shareholders, often because of administrative or systems limitations. From time to time, with the approval of the Fund, the redemption fee will not be assessed on redemptions or exchanges by: (i) accounts of asset allocation programs or wrap programs whose trading practices are determined by the Fund not to be detrimental to a fund or long-term shareholders (e.g., model driven programs with periodic automatic portfolio rebalancing that prohibit participant-directed trading and other programs with similar characteristics); (ii) accounts of shareholders who have died or become disabled; (iii) shareholders redeeming or exchanging shares through the Fund's Systematic Withdrawal Plan, Systematic Exchange Plan or in connection with required distributions from an IRA, 401(k) plan, 403(b) plan or any other Internal Revenue Code Section 401 qualified employee benefit plan or account, or distribution from a 529 plan; (iv) shareholders executing rollovers of current investments in the Fund through qualified employee benefit plans; and (v) certain other accounts in the absolute discretion of the Fund when the redemption fee is de minimis or a shareholder can demonstrate hardship. The Fund reserves the right to modify or eliminate these waivers at any time.

There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

The Fund may from time to time use other methods that it believes are appropriate to deter market timing or other trading activity that may be detrimental to a fund or long-term shareholders.

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The Fund's Rights

The Fund may:

■  Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions, described in the Investment Company Act,

■  Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act or as described in the third paragraph in the section "Selling Shares" above,

■  Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level, as described below, and

■  Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act.

Accounts with Low Balances

The Fund may redeem a shareholder's account in any fund at any time if the net asset value of the account in such fund falls below the required minimum initial investment as the result of a redemption or an exchange request. The shareholder will be notified in writing that the value of the account is less than the required amount and the shareholder will be allowed 60 days to make additional investments before the redemption is processed.

Statements

Every shareholder automatically receives quarterly account statements. In addition, for tax purposes, shareholders also receive a yearly statement describing the characteristics of any dividends or other distributions received.

Management

BlackRock Funds' adviser is BlackRock Advisors, LLC (BlackRock). BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 100 Bellevue Parkway, Wilmington, DE 19809. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with approximately $1.125 trillion of assets under management as of December 31, 2006. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc. and Merrill Lynch & Co., Inc.

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BlackRock Financial Management, Inc. (BFM), an affiliate of BlackRock located at 40 E. 52nd Street, New York, NY 10022, acts as sub-adviser to the funds.

For their investment advisory and sub-advisory services, BlackRock and BFM, as applicable, are entitled to fees computed daily on a fund-by-fund basis and payable monthly. For the fiscal year ended September 30, 2006, the aggregate advisory fees paid by the funds to BlackRock as a percentage of average daily net assets were:

Intermediate Government Bond	0.42%
Intermediate Bond II	0.31%
Total Return II	0.28%
GNMA	0.25%
AMT-Free Municipal Bond	0.30%

The maximum annual advisory fees that can be paid to BlackRock (as a percentage of average daily net assets) are as follows:

Total Annual Advisory Fee (Before Waivers)

	Each Fund Except GNMA	GNMA
AVG DAILY NET ASSETS	INVESTMENT ADVISORY FEE	INVESTMENT ADVISORY FEE
First $1 billion	0.500%	0.550%
$1 billion— $2 billion	0.450%	0.500%
$2-billion— $3 billion	0.425%	0.475%
greater than $3 billion	0.400%	0.450%

A discussion regarding the basis for the Board of Trustees of the Fund approving the Fund's investment advisory contracts is available in the Fund's semi-annual report to shareholders.

Information about the portfolio manager for each of the funds is presented in the appropriate fund section.

As discussed above, BlackRock has agreed contractually to cap net expenses (excluding (i) interest, taxes, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by a fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, a fund's investments; and (iv) other extraordinary expenses not incurred in the ordinary course of a fund's business, if any) of each share class of each fund at the levels shown in each fund's expense table.

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To achieve this cap, BlackRock and the Fund have entered into an expense limitation agreement. The agreement sets a limit on certain of the operating expenses of each class of shares and requires BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit.

If within two years following a waiver or reimbursement, the operating expenses of a share class that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that share class, the share class is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the fund of which the share class is a part has more than $50 million in assets, (2) BlackRock or an affiliate serves as the fund's investment adviser or administrator and (3) the Board of Trustees of the Fund has approved in advance the payments to BlackRock at the previous quarterly meeting of the Board.

Conflicts of Interest

The investment activities of BlackRock and its affiliates (including, for these purposes, Merrill Lynch & Co., Inc., BlackRock, Inc., The PNC Financial Services Group, Inc. and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively with BlackRock, the Affiliates)) in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock provides investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the funds. BlackRock and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more Affiliates act or may act as an investor, investment banker, research provider, investment manager, financer, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in the global fixed income, currency, commodity, equity and other markets in which the funds directly and indirectly invest. Thus, it is likely that the funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate performs or seeks to perform investment banking or other services. One or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the funds and/or that

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engage in and compete for transactions in the same types of securities, currencies and instruments as the funds. The trading activities of these Affiliates are carried out without reference to positions held directly or indirectly by the mutual funds and may result in an Affiliate having positions that are adverse to those of the funds. No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the funds. As a result, an Affiliate may compete with the funds for appropriate investment opportunities. The results of the funds' investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the funds could sustain losses during periods in which one or more Affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the funds may, from time to time, enter into transactions in which an Affiliate or its other clients have an adverse interest. Furthermore, transactions undertaken by an Affiliate or Affiliate-advised clients may adversely impact the funds. Transactions by one or more Affiliate-advised clients or BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the funds. The funds' activities may be limited because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. In addition, the funds may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. The funds also may invest in securities of companies for which an Affiliate provides or may some day provide research coverage. An Affiliate may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the funds or who engage in transactions with or for the funds. The funds may also make brokerage and other payments to an Affiliate in connection with the funds' portfolio investment transactions.

Under a securities lending program approved by the Fund's Board of Trustees, the Fund has retained an Affiliate of BlackRock to serve as the securities lending agent for the funds to the extent that a fund participates in the securities lending program. For these services, the lending agent may receive a fee from the funds, including a fee based on the returns earned on the funds' investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the funds may lend its portfolio securities under the securities lending program.

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The activities of BlackRock or its Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.

Dividends and Distributions

Black Rock Funds makes two kinds of distributions to shareholders: net investment income and net realized capital gains.

Distributions of net investment income derived by a fund are paid within 10 days after the end of each month. The Fund's Board of Trustees may change the timing of such dividend payments.

Net realized capital gains (including net short-term capital gains), if any, will be distributed by a fund at least annually at a date determined by the Fund's Board of Trustees.

Your distributions will be reinvested at net asset value in new shares of the same class of the fund unless you instruct PFPC Inc. in writing to pay them in cash. There are no sales charges on these reinvestments.

If you invest in a fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as "buying a dividend." Distributions that are declared in December, but paid in January are taxable as if they were paid in December.

Taxation of Distributions

Distributions paid out of a fund's "net capital gain" will be taxed to shareholders as long-term capital gain, regardless of how long a shareholder has owned shares. Distributions of net investment income, other than exempt-interest dividends, and net short-term capital gains, will generally be taxed to shareholders as ordinary income. However, individual shareholders who satisfy certain holding period requirements and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to "qualified dividend income" received by the fund. "Qualified dividend income" generally consists of dividends received from U.S. corporations (other than dividends from tax exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations.

The AMT-Free Municipal Bond Portfolio intends to pay most of its dividends as exempt-interest dividends, which means such

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dividends are exempt from regular Federal income tax. However, the fund may generally invest up to 20% of its assets in non-municipal securities, the interest on which will be subject to Federal income tax. In addition, a certain portion of the dividends distributed by the fund may be subject to the Federal Alternative Minimum Tax. The state or municipality where you live may not charge you state and local taxes on dividends paid with respect to interest on obligations of such state or municipality. Otherwise, these dividends will generally be subject to state and local taxes.

Dividends paid with respect to interest on securities issued by the U.S. Government and its agencies may also be exempt from some types of state and local taxes.

Your annual tax statement from the Fund will present in detail the tax status of your distributions for each year.

If you do not provide a fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

Non-U.S. investors may be subject to U.S. withholding and/or estate tax, and will be subject to special U.S. tax certification requirements. Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax adviser about federal, state and local tax consequences of owning shares of the Fund.

Important Notice Regarding Delivery of Shareholder Documents

The funds deliver only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as "householding" and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients

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(collectively, Clients) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

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For more information:

This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Fund is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports

These reports contain additional information about each of the funds' investments. The annual report describes the funds' performance, lists portfolio holdings, and discusses recent market conditions, economic trends and fund investment strategies that significantly affected the funds' performance for the last fiscal year.

Statement of Additional Information (SAI)

A Statement of Additional Information, dated January 31, 2007, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the Fund, may be obtained free of charge, along with the Fund's annual and semi-annual reports, by calling (800) 441-7762. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus.

Portfolio Characteristics and Holdings

A description of the Fund's policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 882-0052.

Securities and Exchange Commission

You may also view and copy public information about the Fund, including the SAI, by visiting the EDGAR database on the SEC Web site (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC directly at (202) 551-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549.

INVESTMENT COMPANY ACT FILE NO. 811-05742

PRO-CT-BD 07

This is the Prospectus for the Hilliard Lyons share class (HL Shares) of the BlackRock Money Market Portfolio and BlackRock Municipal Money Market Portfolio, portfolios of the BlackRock Funds (the Fund). The Fund's investment adviser is BlackRock Advisors, LLC (BlackRock).

The Prospectus has been written to provide you with the information you need to make an informed decision about whether to invest in HL Shares of the BlackRock Money Market and Municipal Money Market Portfolios. This Prospectus contains information on both of these funds. The Prospectus is organized so that each fund has its own short section. Simply turn to the section for any particular fund to read about important fund facts. Also included are sections that tell you about buying and selling shares, certain fees and expenses, shareholder features of the funds and your rights as a shareholder. These sections apply to both of the funds.

Table of

Contents

Money Market Portfolio	1

Municipal Money Market Portfolio	7

About Your Investment	14

BlackRock Money Market

Portfolio

Investment Goal

The fund seeks as high a level of current income as is consistent with maintaining liquidity and stability of principal.

Primary Investment Strategies

In pursuit of this goal, the fund invests in a broad range of short term, high quality U.S. dollar-denominated money market instruments, including government, U.S. and foreign bank, commercial and other obligations. Under normal market conditions, at least 25% of the fund's total assets will be invested in obligations of issuers in the financial services industry or in obligations, such as repurchase agreements, secured by such obligations.

Specifically, the fund may invest in:

1)  U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets of more than $1 billion (including obligations of foreign branches of such banks).

2)  High quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard and Poor's, Prime-2 or higher by Moody's or F-2 or higher by Fitch, as well as high quality corporate bonds rated A or higher at the time of purchase by those rating agencies.

3)  Unrated notes, paper and other instruments that are determined by the fund manager to be of comparable quality to the instruments described above.

4)  Asset-backed securities (including interests in pools of assets such as mortgages, installment purchase obligations and credit card receivables).

5)  Securities issued or guaranteed by the U.S. Government or by its agencies or authorities.

IMPORTANT DEFINITIONS

Asset-Backed Securities: Debt securities that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Commercial Paper: Short-term securities with maturities of 1 to 397 days which are issued by banks, corporations and others.

Dollar-Weighted Average Maturity: The average maturity of the fund is the average amount of time until the organizations that issued the debt securities in the fund's portfolio must pay off the principal amount of the debt. "Dollar-weighted" means the larger the dollar value of debt security in the fund, the more weight it gets in calculating this average.

Liquidity: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

Net Asset Value (NAV): The value of everything the fund owns, minus everything it owes, divided by the number of shares held by investors.

Repurchase Agreement: A special type of short-term investment. A dealer sells securities to a fund and agrees to buy them back later at a set price. In effect, the dealer is borrowing the fund's money for a short time, using the securities as collateral.

Variable or Floating Rate Securities: Securities whose interest rates adjust automatically after a certain period of time and/or whenever a predetermined standard interest rate changes.

1

6)  Dollar-denominated securities issued or guaranteed by foreign governments or their political subdivisions, agencies or authorities.

7)  Repurchase agreements relating to the above instruments.

The fund seeks to maintain a net asset value of $1.00 per share.

The securities purchased by the fund are subject to the quality, diversification and other requirements of Rule 2a-7 under the Investment Company Act and other rules of the Securities and Exchange Commission.

Quality

The fund manager, under guidelines established by the Fund's Board of Trustees, will only purchase securities that have short-term debt ratings at the time of purchase in the two highest rating categories from at least two nationally recognized statistical rating organizations (NRSROs), or one such rating if the security is rated by only one NRSRO. Securities that do not have a short-term rating must be determined by the fund manager to be of comparable quality.

Maturity

The fund is managed so that the dollar-weighted average maturity of all its investments will be 90 days or less. The fund will buy only those securities which have remaining maturities of 397 days or less (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements). The fund's securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and fluctuate more in value.

Normally, the fund may hold up to 20% of its assets in uninvested cash reserves. Uninvested cash will not earn income.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The value of money market investments tends to fall when prevailing interest rates rise, when an issuer's creditworthiness declines or when the rate of inflation increases, although they're generally less sensitive to such changes than longer-term securities.

2

Because of its concentration in the financial services industry, the fund will be exposed to a large extent to the risks associated with that industry, such as government regulation, the availability and cost of capital funds, consolidation and general economic conditions. Financial services companies are also exposed to losses if borrowers and other counter-parties experience financial problems and/or cannot repay their obligations.

The obligations of foreign banks and other foreign issuers may involve certain risks in addition to those of domestic issuers, including higher transaction costs, less complete financial information, political and economic instability, less stringent regulatory requirements and less market liquidity.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund is able to invest in securities issued by private companies, which subjects it to credit risk, which refers to the possibility that the issuer of a security will not be able to make principal or interest payments.

The fund could lose money if a seller under a repurchase agreement defaults or declares bankruptcy.

The fund may purchase variable and floating rate instruments. The absence of an active market for these securities could make it difficult for the fund to dispose of them if the issuer defaults.

Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

3

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for HL Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

HL Shares were issued in October 1999. The performance of HL Shares for the period before they were launched is based on the performance of Service Shares adjusted to reflect the class specific fees applicable to HL Shares at the time of such share class's launch. This information may be considered when assessing the fund's performance, but does not represent the actual performance of this share class.

As of 12/31

ANNUAL TOTAL RETURNS*

Money Market

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date of Fund[1]
Money Market; HL Return Before Taxes	4.48%	1.84%	3.25%	10/04/89

*  The chart and the table both assume reinvestment of dividends and distributions.

1  Inception date of the fund's oldest class(es).

4

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold HL Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

HL Shares
Advisory fees	.43%
Other expenses	.40%
Service fees	.25%
Other	.15%
Total annual fund operating expenses	.83%
Fee waivers and expense reimbursements*	– –%
Net expenses*	.83%

*  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit HL class expenses to 0.91% of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. Including voluntary waivers, the net expenses for the HL shares of the fund are estimated to be 0.70%. These voluntary waivers may be terminated at any time. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
HL Class	$85	$265	$460	$1,025

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund's distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals, including Hilliard Lyons, that provide support services to their customers who own shares of the Fund.

5

Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For a HL Share Outstanding Throughout Each Period)

Money Market Portfolio

	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	0.0406	0.0198	0.0043	0.0056	0.0139
Total from investment operations	0.0406	0.0198	0.0043	0.0056	0.0139
Less distributions
Distributions from net investment income	(0.0406)	(0.0198)	(0.0043)	(0.0056)	(0.0139)
Total distributions	(0.0406)	(0.0198)	(0.0043)	(0.0056)	(0.0139)
Net asset value at end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total return	4.13%	2.00%	0.43%	0.57%	1.40%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$121,243	$116,066	$116,254	$148,277	$144,271
Ratios of expenses to average net assets
Net expenses	0.72%	0.77%	0.82%	0.89%	0.89%
Total expenses	0.98%	1.07%	1.13%	1.10%	1.08%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	4.06%	1.98%	0.42%	0.56%	1.40%
Before advisory/administration and other fee waivers	3.80%	1.68%	0.11%	0.34%	1.21%

1  Audited by other auditors.

6

BlackRock Municipal Money

Market Portfolio

Investment Goal

The fund seeks as high a level of current income exempt from Federal income tax as is consistent with maintaining liquidity and stability of principal.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in Municipal Securities.

Specifically, the fund may invest in:

1)  Fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody's, SP-2 or A-2 or higher by Standard & Poor's or F-2 or higher by Fitch.

2)  Tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody's, A-2 or higher by Standard & Poor's or F-2 or higher by Fitch.

3)  Municipal bonds rated A or higher by Moody's, Standard & Poor's or Fitch.

4)  Unrated notes, paper and other instruments that are determined by the fund manager to be of comparable quality to the instruments described above.

The fund seeks to maintain a net asset value of $1.00 per share.

The fund normally invests at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from regular Federal income tax and the Federal Alternative Minimum Tax. The other 20% of its assets can be invested in securities which are subject to regular Federal income tax and the Federal Alternative Minimum Tax.

The fund intends to invest so that less than 25% of its total assets are Municipal Securities of issuers located in the same state.

IMPORTANT DEFINITIONS

Dollar-Weighted Average Maturity: The average maturity of the fund is the average amount of time until the organizations that issued the debt securities in the fund's portfolio must pay off the principal amount of the debt. "Dollar-weighted" means the larger the dollar value of debt security in the fund, the more weight it gets in calculating this average.

General Obligation Bonds: Bonds which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.

Liquidity: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

Municipal Lease Obligations: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of the general obligations of the municipality.

Municipal Security: A short-term obligation issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies or authorities.

Net Asset Value (NAV): The value of everything the fund owns, minus everything it owes, divided by the number of shares held by investors.

Repurchase Agreement: A special type of short-term investment. A dealer sells securities to a fund and agrees to buy them back later at a set price. In effect, the dealer is borrowing the fund's money for a short time, using the securities as collateral.

7

IMPORTANT DEFINITIONS

Revenue Bonds: Bonds which are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source.

Tax-Exempt Commercial Paper: Short-term Municipal Securities with maturities of 1 to 270 days.

Variable or Floating Rate Securities: Securities whose interest rates adjust automatically after a certain period of time and/or whenever a predetermined standard interest rate changes.

The securities purchased by the fund are subject to the quality, diversification and other requirements of Rule 2a-7 under the Investment Company Act and other rules of the Securities and Exchange Commission.

Quality

The fund manager, under guidelines established by the Fund's Board of Trustees, will only purchase securities that have short-term debt ratings at the time of purchase in the two highest rating categories from at least two nationally recognized statistical rating organizations (NRSROs), or one such rating if the security is rated by only one NRSRO. Securities that do not have a short-term rating must be determined by the fund manager to be of comparable quality.

Maturity

The fund is managed so that the dollar-weighted average maturity of all its investments will be 90 days or less. The fund will buy only those securities which have remaining maturities of 397 days or less (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements). The fund's securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and fluctuate more in value.

Normally, the fund may hold up to 20% of its assets in uninvested cash reserves. Uninvested cash will not earn income. It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not Municipal Securities (and therefore are subject to regular Federal income tax and the Federal Alternative Minimum Tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment goal.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval. The fund may not change the requirement that it normally invest at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from regular Federal income tax

8

and the Federal Alternative Minimum Tax without shareholder approval.

Key Risks

The value of money market investments tends to fall when prevailing interest rates rise, when an issuer's creditworthiness declines or when the rate of inflation increases, although they're generally less sensitive to such changes than longer-term securities.

Municipal Securities include revenue bonds, general obligation bonds and municipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Municipal Securities also include moral obligation bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities. Municipal lease obligations also are subject to the risk that the municipality will not appropriate funds for lease payments.

There may be less information available on the financial condition of issuers of Municipal Securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell Municipal Securities, especially on short notice, and Municipal Securities may be more difficult for the fund to value accurately than securities of public corporations. In addition, Municipal Securities are subject to the risk that their tax treatment could be changed by Congress or state legislatures, thereby affecting the value of outstanding Municipal Securities.

The fund may invest up to 20% of its assets in bonds the interest on which may be subject to the Federal Alternative Minimum Tax.

9

Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may, from time to time, invest up to 25% of its assets in securities whose issuers are located in a single state. These investments would make the fund more dependent upon the political and economic circumstances of that state than a mutual fund that invests more broadly.

The fund may invest 25% or more of its assets in Municipal Securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in Municipal Securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

The fund will rely on legal opinions of counsel to issuers of Municipal Securities as to the tax-free status of investments and will not do its own analysis.

The fund may purchase variable and floating rate instruments. The absence of an active market for these securities could make it difficult for the fund to dispose of them if the issuer defaults.

Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

10

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for HL Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

HL Shares were issued in October 1999. The performance of HL Shares for the period before they were launched is based on the performance of Service Shares adjusted to reflect the class specific fees applicable to HL Shares at the time of such share class's launch. This information may be considered when assessing the fund's performance, but does not represent the actual performance of this share class.

As of 12/31

ANNUAL TOTAL RETURNS*

Municipal Money Market

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date of Fund[1]
Municipal MM; HL Return Before Taxes	3.08%	1.48%	2.20%	11/01/89

*  The chart and the table both  assume reinvestment of dividends and distributions.

1    Inception date of the fund's oldest class(es).

11

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund's distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals, including Hilliard Lyons, that provide support services to their customers who own shares of the Fund.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold HL Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

HL Shares
Advisory fees	.45%
Other expenses	.42%
Service fees	.25%
Other	.17%
Total annual fund operating expenses	.87%
Fee waivers and expense reimbursements*	.21%
Net expenses*	.66%

*  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit HL class expenses to 0.66% of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. Including voluntary waivers, the net expenses for HL Shares of the fund are estimated to be 0.45%. These voluntary waivers may be terminated at any time. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
HL Class	$67	$257	$462	$1,053

12

Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For a HL Share Outstanding Throughout Each Period)

Municipal Money Market Portfolio

	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	0.0284	0.0163	0.0056	0.0070	0.0120
Total from investment operations	0.0284	0.0163	0.0056	0.0070	0.0120
Less distributions
Distributions from net investment income	(0.0284)	(0.0163)	(0.0056)	(0.0070)	(0.0120)
Total distributions	(0.0284)	(0.0163)	(0.0056)	(0.0070)	(0.0120)
Net asset value at end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	2.87%	1.64%	0.57%	0.70%	1.20%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$140,409	$126,397	$127,151	$143,305	$147,755
Ratios of expenses to average net assets
Net expenses	0.47%	0.52%	0.59%	0.64%	0.64%
Total expenses	1.02%	1.09%	1.13%	0.93%	0.92%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	2.84%	1.62%	0.56%	0.70%	1.17%
Before advisory/administration and other fee waivers	2.29%	1.05%	0.02%	0.41%	0.89%

1  Audited by other auditors.

13

About Your Investment

Buying Shares

The Fund believes that investors can benefit from the advice and ongoing assistance of a registered investment pro-fessional. Your Hilliard Lyons Financial Consultant is a registered representative and can help you to buy shares by telephone or in person. Before you place your order make sure that you have read the Prospectus and have a discussion with your registered representative about the details of your investment.

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets and are reflected in the fund's net asset value.

Hilliard Lyons, a wholly owned subsidiary of PNC Bank Corp., was founded in 1854 to provide investment brokerage and services to individuals. Hilliard Lyons offers its clients a variety of investment products including stocks, bonds and money market mutual funds, such as the funds offered in this prospectus.

You may buy and sell HL Shares only through your Hilliard Lyons Financial Consultant. Hilliard Lyons is responsible for the prompt transmission of your purchase and redemption orders to the Fund. Hilliard Lyons may independently establish and charge additional amounts to its clients for its services, which charges would reduce its clients' yield or return. Hilliard Lyons may also hold HL Shares in nominee or street name as agent for and on behalf of its clients. In such instances, the Fund's transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from Hilliard Lyons. Hilliard Lyons may participate in a program allowing it access to its clients' accounts for servicing, including transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends.

14

What Price
Per Share Will
You Pay?

A mutual fund is a pool of investors' money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $5 million dollars and has 5 million shares outstanding, the net asset value (NAV) per share is $1.00. When you buy HL Shares you pay the NAV per share. Although each fund described in this Prospectus seeks to maintain an NAV of $1.00 per share, there is no guarantee it will be able to do so.

The funds' investments are valued based on the amortized cost method described in the SAI.

The Fund's transfer agent, PFPC Inc. (PFPC), will receive your order from Hilliard Lyons. Please call Hilliard Lyons at (800) 444-1854 for a purchase application. Purchase orders received by the transfer agent before 12:30 p.m. (Eastern time) on each day the New York Stock Exchange (NYSE) and the Federal Reserve Bank of Philadelphia are open (business day) will be priced based on the next NAV calculated on that day, and shareholders will receive dividends for that day. Purchase orders received after 12:30 p.m., but before 4 p.m. on each day the NYSE and the Federal Reserve Bank of Philadelphia are open will be priced based on the next NAV calculated on that day, but shareholders will not receive dividends for that day.

NAV is calculated separately for each class of shares of each fund as of the close of business on the NYSE, generally 4 p.m. (Eastern time), each day the NYSE and the Federal Reserve Bank of Phila-delphia are open. Shares will not be priced on days the NYSE or the Federal Reserve Bank of Philadelphia are closed. Each fund may elect, in its discretion if it is determined to be in shareholders' best interest, to be open on days when the NYSE is closed due to an emergency.

15

When Must
You Pay?

Payment for an order must be made in Federal funds or other immediately available funds by the time specified by your Hilliard Lyons representative. If payment is not received by this time, the order will be canceled and you and your registered representative will be responsible for any loss to the Fund. The Fund does not accept third party checks. You may also wire Federal funds to the transfer agent to purchase shares. If you desire to do this, please contact your Hilliard Lyons Financial Consultant for specific details.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Fund, to obtain, verify and record information that identifies each person who opens an account. When opening an account, you will be asked for your name, address, date of birth and other information that will allow the Fund to identify you. The Fund may also ask to see other identifying documents such as a driver's license (for individuals) or Articles of Incorporation or other formation documents (for institutions). The Fund may use a third party to obtain and verify this information. The Fund may not be able to establish an account, or it may close your existing account and/or redeem your shares involuntarily, if you do not provide sufficient information within the relevant time periods.

How Much is the
Minimum
Investment?

The minimum investment for the initial purchase of HL Shares is $1,000. There is a $100 minimum for all later investments. The Fund permits a lower initial investment if you are an employee of the Fund or one of its service providers or if you participate in the Automatic Investment Plan in which you make regular, periodic investments through a savings or checking account. Your Hilliard Lyons Financial Consultant can advise you on how to begin an Automatic Investment Plan. The Fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements for any shareholder and suspend and resume the sale of shares of any fund at any time for any reason.

16

Distribution and
Service Plan

The Fund has adopted a plan (the Plan) that allows the Fund to pay distribution fees for the sale of its shares under Rule 12b-1 of the Investment Company Act and shareholder servicing fees for certain services provided to its shareholders. The Fund does not make distribution payments under the Plan with respect to HL Shares.

Under the Plan, the Fund pays shareholder servicing fees to Hill-iard Lyons whereby Hilliard Lyons will provide support services to its customers who own HL Shares in return for these fees. The Fund may pay a shareholder servicing fee to Hilliard Lyons of up to 0.25% per year of the average daily net asset value of HL Shares of a fund. All HL Shares pay this shareholder servicing fee.

In return for the shareholder servicing fee, Hilliard Lyons will provide one or more of the following services to its customers who own HL Shares:

(1)  Responding to investors' questions on the services performed by Hilliard Lyons and investments in HL Shares;

(2)  Assisting investors in choosing and changing dividend options, account designations and addresses; and

(3)  Providing other similar shareholder liaison services.

The shareholder servicing fees payable pursuant to the Plan are fees payable for the administration and servicing of shareholder accounts and not costs which are primarily intended to result in the sale of a fund's shares.

Because the fees paid by the Fund under the Plan are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

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For more information on the plan, including a complete list of services provided thereunder, see the SAI.

In addition to, rather than in lieu of, distribution and shareholder servicing fees that the Fund may pay to Hilliard Lyons pursuant to the Plan and fees the Fund pays to its transfer agent, the Fund may enter into non-Plan agreements with Service Organizations, including Hilliard Lyons, pursuant to which the Fund will pay a Service Organization for administrative, networking, record-keeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization or (2) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial.

The Plan permits BlackRock, BlackRock Distributors, Inc. (the Distributor) and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Fund). From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits. BlackRock, the Distributor and their affiliates may compensate affiliated and unaffiliated Service Organizations, including Hilliard Lyons, for the sale and distribution of shares of the Fund or for these other services to the Fund and shareholders. These payments would be in addition to the Fund payments described in this Prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Service Organization, or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial. Payments by BlackRock may

18

include amounts that are sometimes referred to as "revenue sharing" payments. In some circumstances, these revenue sharing payments may create an incentive for a Service Organization, its employees or associated persons to recommend or sell shares of the Fund to you. Please contact Hilliard Lyons for details about payments it may receive from the Fund or from BlackRock, the Distributor or their affiliates. For more information, see the SAI.

Selling Shares

You can redeem shares at any time (although certain verification may be required for redemptions in excess of $25,000 or in certain other cases) by contacting your Hilliard Lyons Financial Consultant, who will send your order to the Fund's transfer agent. The Fund will redeem your shares at the next net asset value (NAV) calculated after your order is received by the transfer agent from Hilliard Lyons.

Market Timing and
Redemption Fees

The Board of Trustees of the Fund has determined that the interests of long-term shareholders and the Fund's ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations—also known as "market timing." The funds are not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege for Investor, Institutional and R Shares is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of a fund and its shareholders. For example, large flows of cash into and out of a fund may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve

19

the fund's investment goal. Frequent trading may cause a fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce a fund's performance.

A fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of the fund's portfolio securities and the determination of the fund's NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling fund shares at a price that does not reflect their true value. A similar risk exists for funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. The Fund will seek to eliminate these opportunities by using fair value pricing.

The Fund discourages market timing and seeks to prevent frequent purchases and sales or exchanges of fund shares that it determines may be detrimental to a fund or long-term shareholders. The Board of Trustees has approved the policies discussed below to seek to deter market timing activity. The Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of fund shares because legitimate strategies, such as asset allocation, dollar cost averaging or similar activities, may result in frequent trading of fund shares. It is not expected that shareholders would be harmed by such legitimate activities.

If, as a result of its own investigation, information provided by a financial intermediary or other third party, or otherwise, the Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If the Fund rejects your purchase or exchange order, you will not

20

be able to execute that transaction, and the Fund will not be responsible for any losses you therefore may suffer. In addition, any redemptions or exchanges that you make (as a result of the activity described above or otherwise) will be subject to any and all redemption fees, as described below. For transactions placed directly with the Fund, the Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Fund. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide the Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated are not known by the Fund. While the Fund monitors for market timing activity, the Fund may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the funds. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a financial intermediary is determined by the Fund to be engaged in market timing or other improper trading activity, the Fund's distributor may terminate such financial intermediary's agreement with the distributor, suspend such financial intermediary's trading privileges or take other appropriate actions.

Each of the Fund's High Yield Bond, International Bond, Aurora, Small/Mid-Cap Growth, Small Cap Value Equity, Small Cap Core Equity, Small Cap Growth Equity, Health Sciences Opportunities, Global Science & Technology Opportunities, Global Resources, All-Cap Global Resources, U.S. Opportunities, Global

21

Opportunities and International Opportunities Portfolios will automatically assess and retain a fee of 2% of the current NAV, after excluding the effect of any contingent deferred sales charges, of shares being redeemed or exchanged within 30 days of acquisition (other than those acquired through reinvestment of dividends or other distributions). A new 30-day period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Portfolio A are exchanged for shares of Portfolio B 20 days after the purchase of the Portfolio A shares, followed in 20 days by an exchange of the Portfolio B shares for shares of Portfolio C, will be subject to two redemption fees (one on each exchange).

The redemption fee is for the benefit of the remaining shareholders of a fund and is intended to encourage long-term investment, to compensate for transaction and other expenses caused by early redemptions and exchanges, and to facilitate portfolio management. The "first-in, first-out" method is used to determine the holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. The Fund sells shares to some 401(k) plans, 403(b) plans, bank or trust company accounts, and accounts of certain financial institutions or intermediaries that do not apply the redemption fee to underlying shareholders, often because of administrative or systems limitations. From time to time, with the approval of the Fund, the redemption fee will not be assessed on redemptions or exchanges by: (i) accounts of asset allocation programs or wrap programs whose trading practices are determined by the Fund not to be detrimental to a fund or long-term shareholders (e.g., model driven programs with periodic automatic portfolio rebalancing that prohibit participant-directed trading and other programs with similar characteristics); (ii) accounts of shareholders who have died or become disabled; (iii) shareholders redeeming or exchanging shares through the

22

Fund's Systematic Withdrawal Plan, Systematic Exchange Plan or in connection with required distributions from an IRA, 401(k) plan, 403(b) plan or any other Internal Revenue Code Section 401 qualified employee benefit plan or account, or distribution from a 529 plan; (iv) shareholders executing rollovers of current investments in the Fund through qualified employee benefit plans; and (v) certain other accounts in the absolute discretion of the Fund when the redemption fee is de minimis or a shareholder can demonstrate hardship. The Fund reserves the right to modify or eliminate these waivers at any time.

There is no assurance that the methods described above will prevent market timing or other-trading that may be deemed abusive.

The Fund may from time to time use other methods that it believes are appropriate to deter market timing or other trading activity that may be detrimental to a fund or long-term shareholders.

Expedited
Redemptions

If a shareholder has given authorization for expedited redemption, shares can be redeemed by telephone and the proceeds sent by check to the shareholder or by Federal wire transfer to a single previously designated bank account. Shareholders will pay $15 for redemption proceeds sent by check via overnight mail and $7.50 for redemption proceeds sent by Federal wire transfer. Please contact your Hilliard Lyons Financial Consultant to assist you. The Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgement of the Fund, an earlier payment could adversely affect a fund. You are responsible for any additional charges imposed by your bank for this service. Once authorization is on file, Hilliard Lyons will honor requests by telephone at (800) 444-1854. The Fund is not responsible for the efficiency of the Federal wire system or the shareholder's firm or bank. The Fund may refuse a telephone

23

redemption request if it believes it is advisable to do so and may use reasonable procedures to make sure telephone instructions are genuine. The Fund and its service providers will not be liable for any loss that results from acting upon telephone instructions that they reasonably believed to be genuine in accordance with those procedures. The Fund may alter the terms of or terminate this expedited redemption privilege at any time for any reason.

The Fund's Rights

The Fund may:
■  Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act,

■  Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act or as described in the second paragraph of the section "Selling Shares" above,

■  Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level, as described below, and

■  Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act.

Accounts with
Low Balances

The Fund may redeem a shareholder's account in any fund at any time if the net asset value of the account in such fund falls below the required minimum initial investment as the result of a redemption or an exchange request. The shareholder will be notified in writing that the value of the account is less than the required amount and the shareholder will be allowed 60 days to make additional investments before the redemption is processed.

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Statements

Every shareholder automatically receives quarterly account statements. In addition, for tax purposes, shareholders also receive a yearly statement describing the characteristics of any dividends or other distributions received.

Management

BlackRock Funds' adviser is BlackRock Advisors, LLC (BlackRock). BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 100 Bellevue Parkway, Wilmington, DE 19809. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with approximately $1.125 trillion of assets under management as of December 31, 2006. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc. and Merrill Lynch & Co., Inc. BlackRock Institutional Management Corporation (BIMC), an affiliate of BlackRock located at 100 Bellevue Parkway, Wilmington, DE 19809, acts as sub-adviser to the funds.

For their investment advisory and sub-advisory services, BlackRock and BIMC are entitled to fees computed daily on a fund-by-fund basis and payable monthly. For the fiscal year ended September 30, 2006, the aggregate advisory fees paid by the funds to BlackRock as a percentage of average daily net assets were:

Money Market	0.28%
Municipal Money Market	0.26%

IMPORTANT DEFINITIONS

Adviser: The adviser of a mutual fund is responsible for the overall investment management of the fund. The adviser for the funds is Black-Rock.

Sub-Adviser: The sub-adviser of a fund is responsible for its day-to-day management and will generally make all buy and sell decisions. Sub-advisers also provide research and credit analysis. The sub-adviser for the funds is BlackRock Institutional Management Corporation.

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The maximum annual advisory fees that can be paid to BlackRock on behalf of each fund (as a percentage of average daily net assets) are as follows:

AVERAGE DAILY NET ASSETS	INVESTMENT ADVISORY FEE
First $1 billion	0.450%
$1 billion-$2 billion	0.400%
$2 billion-$3 billion	0.375%
more than $3 billion	0.350%

A discussion regarding the basis for the Board of Trustees of the Fund approving the Fund's investment advisory contracts is available in the Fund's semi-annual report to shareholders.

As discussed above, BlackRock has agreed contractually to cap net expenses of each share class of each fund (excluding (i) interest, taxes, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by a fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, a fund's investments; and (iv) other extraordinary expenses not incurred in the ordinary course of a fund's business, if any) at the levels shown in each fund's expense table.

To achieve this cap, BlackRock and the Fund have entered into an expense limitation agreement. The agreement sets a limit on certain of the operating expenses of each class of shares and requires BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit.

If within two years following a waiver or reimbursement, the operating expenses of a share class that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that share class, the share class is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the

26

agreement if: (1) the fund of which the share class is a part has more than $50 million in assets, (2) BlackRock or an affiliate serves as the fund's investment adviser or administrator and (3) the Board of Trustees of the Fund has approved in advance the payments to BlackRock at the previous quarterly meeting of the Board.

Conflicts of Interest

The investment activities of BlackRock and its affiliates (including, for these purposes, Merrill Lynch & Co., Inc., BlackRock, Inc., The PNC Financial Services Group, Inc. and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively with BlackRock, the Affiliates)) in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock provides investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the funds. BlackRock and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more Affiliates act or may act as an investor, investment banker, research provider, investment manager, financer, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in the global fixed income, currency, commodity, equity and other markets in which the funds directly and indirectly invest. Thus, it is likely that the funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate performs or seeks to perform investment banking or other services. One or more Affiliates may engage in proprietary trading and advise

27

accounts and mutual funds that have investment objectives similar to those of the funds and/or that engage in and compete for transactions in the same types of securities, currencies and instruments as the funds. The trading activities of these Affiliates are carried out without reference to positions held directly or indirectly by the funds and may result in an Affiliate having positions that are adverse to those of the funds. No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the funds. As a result, an Affiliate may compete with the funds for appropriate investment opportunities. The results of the funds' investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the funds could sustain losses during periods in which one or more Affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the funds may, from time to time, enter into transactions in which an Affiliate or its other clients have an adverse interest. Furthermore, transactions undertaken by an Affiliate or Affiliate-advised clients may adversely impact the funds. Transactions by one or more Affiliate-advised clients or BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the funds. The funds' activities may be limited because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. In addition, the funds may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. The funds also may invest in securities of companies for which an Affiliate provides or may some day provide research coverage. An Affiliate may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the funds or who engage in transactions with or for the funds. The funds may also make brokerage and other

28

payments to an Affiliate in connection with the funds' portfolio investment transactions.

Under a securities lending program approved by the Fund's Board of Trustees, the Fund has retained an Affiliate of BlackRock to serve as the securities lending agent for the funds to the extent that a fund participates in the securities lending program. For these services, the lending agent may receive a fee from the funds, including a fee based on the returns earned on the funds' investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the funds may lend its portfolio securities under the securities lending program.

The activities of BlackRock or its Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.

The funds make two kinds of distributions to shareholders: net investment income and net realized capital gains.

Dividends and
Distributions

Distributions of net investment income derived by a fund are declared daily and paid monthly within ten business days after the end of the month. The Fund's Board of Trustees may change the timing of dividend payments. Shareholders whose purchase orders are executed at 12:30 p.m. (Eastern time) receive dividends for that day. Shareholders whose redemption orders have been received by 12:30 p.m. (Eastern time) do not receive dividends for that day.

Net realized capital gains (including net short-term capital gains), if any, will be distributed by a fund at least annually at a date determined by the Fund's Board of Trustees.

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Your distributions will be reinvested at net asset value in new HL Shares. There are no sales charges on these reinvestments.

If you invest in a fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as "buying a dividend." Distributions that are declared in December, but paid in January are taxable as if they were paid in December.

Taxation of
Distributions

Distributions paid out of a fund's "net capital gain" will be taxed to shareholders as long-term capital gain, regardless of how long a shareholder has owned shares. Distributions of net investment income, other than exempt-interest dividends, and net short-term capital gains will generally be taxed to shareholders as ordinary income.

The Municipal Money Market Portfolio intends to pay most of its dividends as exempt-interest dividends, which means such dividends are exempt from regular federal income tax and the Federal Alternative Minimum Tax. The state or municipality where you live may not charge you state and local taxes on dividends paid with respect to interest on obligations of such state or municipality. Otherwise, these dividends will generally be subject to state and local taxes.

Dividends paid with respect to interest on securities issued by the U.S. Government and its agencies may also be exempt from some types of state and local taxes.

Your annual tax statement from the Fund will present in detail the tax status of your distributions for each year.

If you do not provide a fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. When withholding is required, the amount will be 28% of any distributions

30

or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

Non-U.S. investors may be subject to U.S. withholding and/or estate tax, and will be subject to special U.S. tax certification requirements. Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax adviser about federal, state and local tax consequences of owning shares of the Fund.

Important Notice
Regarding Delivery of
Shareholder
Documents

The funds deliver only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as "householding" and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your Hilliard Lyons Financial Consultant at (800) 444-1854.

BlackRock Privacy
Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, Clients) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below,

31

then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

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For More Information:

This Prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Fund is available at no charge upon request. This information includes:

Annual/Semi-Annual Report

These reports contain additional information about each of the funds' investments. The annual report lists portfolio holdings and includes the funds' financial statements.

Statement of Additional Information (SAI)

A Statement of Additional Information, dated January 31, 2007, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the Fund, may be obtained free of charge, along with the Fund's annual and semi-annual reports, by calling (800) 441-7762. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus.

Investment Services

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Your Hilliard Lyons Financial Consultant can also assist you. Hours: 8:00 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 444-1854.

Purchases and Redemptions

Call your Hilliard Lyons Financial Consultant or (800) 444-1854.

World Wide Web

Access general fund information and specific fund performance, including SAI and annual/semi-annual reports, free of charge. Request mutual fund prospectuses and literature. Forward mutual fund inquiries. Available 24 hours a day, 7 days a week. http://www.blackrock.com/funds. You may also access your Hilliard Lyons account on the world wide web at http://www.hilliard.com.

Written Correspondence

Hilliard Lyons
500 W. Jefferson Street
Louisville, Kentucky 40202

Internal Wholesalers/Broker Dealer Support

Available to support investment professionals 8:30 a.m. to 5:00 p.m. (Eastern time), Monday-Friday. Call: (800) 882-0052

Portfolio Characteristics and Holdings

A description of the Fund's policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 882-0052.

Securities and Exchange Commission

You may also view information about the Fund, including the SAI, by visiting the SEC Web site (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC directly at (202) 551-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549.

INVESTMENT COMPANY ACT FILE NO. 811-05742

Form 200119 10/2006

PRO-HL-MM 07

Money Market Funds

Hilliard Lyons Share Class

PROSPECTUS

January 31, 2007

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

MERCANTILE

High Yield Bond Portfolio

Prospectus

The High Yield Bond Portfolio is a portfolio of
BlackRock FundsSM (the Fund) managed by BlackRock Advisors, LLC (BlackRock) and is available to Mercantile investors.

JANUARY 31, 2007

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the shares of this Fund or determined if this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Supplemental Instructions for Mercantile Investors

The High Yield Bond Portfolio is being offered through Mercantile-Safe Deposit and Trust Company ("Mercantile") and its affiliated and correspondent banks.

Mercantile investors who wish to purchase shares of the High Yield Bond Portfolio as described in the attached prospectus may do so through an account at Mercantile.

To purchase and redeem shares, please contact your Mercantile Client Advisor at 800-475-1036.

Table of

Contents

How to Find the Information You Need	High Yield Bond Portfolio	1

About Your Investment	Buying/Selling Shares	11

	Dividends/Distributions/Taxes	22

BlackRock

High Yield Bond Portfolio

Investment Goal

The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in non-investment grade bonds with maturities of ten years or less. The fund normally invests at least 80% of its assets in high yield bonds, including convertible and preferred securities. The high yield securities (commonly called "junk bonds") acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor's or Ba or lower by Moody's) or will be determined by the fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. The fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The fund's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

The management team evaluates sectors of the high yield market and individual bonds within these sectors. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return.

To add additional diversification, the management team can invest in a wide range of securities including corporate bonds, mezzanine investments, collateralized bond obligations, bank loans and mortgage-backed and asset-backed securities. The fund can also invest, to the extent consistent with its investment goal, in non-U.S. and emerging market securities and currencies. The fund may invest in securities of any rating, and may invest up to 10% of its assets (measured at the time of investment) in distressed securities that are in default or the issuers of which are in bankruptcy. These securities involve considerable risk and have significant uncertainties regarding the issuer's current or future ability to make interest and principal payments. Typically the management team will invest in distressed securities when it believes they are undervalued.

If a security's rating declines, the management team will decide whether to continue to hold the security. A security will be sold if,

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bank Loans: The fund may invest in fixed and floating rate loans arranged through private negotiations between a company or a non-U.S. government and one or more financial institutions. The fund considers such investments to be debt securities.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Bond Obligations (CBO): The fund may invest in collateralized bond obligations, which are securities backed by a diversified pool of high yield securities.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

1

IMPORTANT DEFINITIONS

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

High Yield Bonds: Sometimes referred to as "junk bonds", these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low-rated issuer.

Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index: An unmanaged index comprised of issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1, at least one year to maturity, and no one issuer represents more than 2 percent of the index.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. From time to time, the fund will use derivatives for leverage purposes, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total return, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

Non-investment grade bonds carry greater risks than securities which have higher credit ratings, including a high risk of default.

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The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield bonds are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also impact the market for lower-rated securities and the fund.

The market for high yield bonds is not as liquid as the markets for higher rated securities. This means that it may be harder to buy and sell high yield bonds, especially on short notice, and high yield bonds may be more difficult for the fund to value accurately than higher rated securities. The market for high yield bonds could also be impacted by legal or tax changes.

If the fund invests in high yield securities that are rated C or below, the fund will incur significant risk in addition to the risks generally associated with investments in high yield securities. Distressed securities frequently do not produce income while they are outstanding. The fund may purchase distressed securities that are in default or the issuers of which are in bankruptcy. The fund may be required to bear certain extraordinary expenses in order to protect and recover its investment. The fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.

Mezzanine securities carry the risk that the issuer will not be able to meet its obligations and that the equity securities purchased with the mezzanine investments may lose value.

The market for bank loans may not be highly liquid and the fund may have difficulty selling them. These investments expose the fund to the credit risk of both the financial institution and the underlying borrower.

The pool of high yield securities underlying CBOs is typically separated into groupings called tranches representing different degrees of credit quality. The higher quality tranches have greater

IMPORTANT DEFINITIONS

Mezzanine Investments: These are subordinated debt securities which receive payments of interest and principal after other more senior security holders are paid. They are generally issued in private placements in connection with an equity security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

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degrees of protection and pay lower interest rates. The lower tranches, with greater risk, pay higher interest rates.

The expenses of the fund will be higher than those of mutual funds investing primarily in investment grade securities. The costs of investing in the high yield market are usually higher for several reasons, such as the higher costs for investment research and higher commission costs.

The fund may make investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. The fund's investments in commercial mortgage-backed securities with several classes will normally be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price

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within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

The fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest

5

paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past, and may do so again in the future, as a result of economic and political turmoil in many of these countries.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

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As of 12/31

ANNUAL TOTAL RETURNS*

High Yield Bond

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	Since Inception	Inception Date[1]
High Yield Bond
Return Before Taxes	11.33%	10.69%	7.50%	11/19/98
High Yield Bond
Return After Taxes on Distributions	8.55%	7.30%	3.68%
High Yield Bond
Return After Taxes on Distributions and Sale of Shares	7.26%	7.10%	3.95%
Lehman Brothers U.S. Corporate
High Yield 2% Issuer Cap (Reflects no deduction for fees, expenses or taxes)	10.76%	10.20%	6.43%**	N/A

    *  The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmarks does not assume reinvestment of dividends and distributions.

      Source: BlackRock Advisors, LLC

  **  Daily returns not available, Based upon annualized data from November 30, 1998.

    1   Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The tables below describe the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2008.

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IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals, including Mercantile, that provide support services to their customers who own shares of the Fund.

Shareholder Fees

(Fees paid directly from your investment)

Redemption Fee* (as a percentage of amount redeemed)	2.0%

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	.50%
Interest expense[1]	– –%
Other expenses	.43%
Service fees	.25%
Other	.18%
Acquired fund fees and expenses[2]	– –%
Total annual fund operating expenses	.93%
Fee waivers and expense reimbursements[3]	– –%
Net expenses[3]	.93%

    *  Fee applies only to shares that are redeemed or exchanged within 30 days of purchase.

    1  The fund periodically engages in certain investment transactions which generate interest expense. For the year ended September 30, 2006 the interest expense on the fund for such transactions was less than 0.01%.

    2  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

    3  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Service class expenses to 1.00% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. Including voluntary waivers, the net expenses for the Service class of the fund are estimated to be 0.85% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses). These voluntary waivers may be terminated at any time. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$95	$296	$515	$1,143

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Jeff Gary, Managing Director of BFM since 2003, and Scott Amero, Managing Director of BFM since 1990.

Mr. Gary is the head of the High Yield Team and is a member of the Investment Strategy Group. Prior to joining BFM in 2003, he was a Managing Director and portfolio manager with AIG (American General) Investment Group.

Mr. Amero is co-head of BlackRock's fixed income portfolio management team, a member of the Management Committee and co-chair of the Fixed Income Investment Strategy Group.

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Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. He is also the head of global fixed income research.

Mr. Gary and Mr. Amero have been portfolio managers of the fund since September 2003, and Mr. Amero has been part of the portfolio management team since its inception.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

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Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For a Service Share Outstanding Throughout Each Period)

High Yield Bond Portfolio

	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]
Net asset value at beginning of period	$8.09	$8.14	$7.74	$6.75	$7.39
Income from investment operations
Net investment income	0.56 [2]	0.61 [2]	0.59 [2]	0.73	0.86
Net gain (loss) on investments (both realized and unrealized)	– –	0.04	0.37	0.98	(0.71)
Total from investment operations	0.56	0.65	0.96	1.71	0.15
Less distributions
Distributions from net investment income	(0.58)	(0.56)	(0.56)	(0.72)	(0.79)
Distributions from net realized gains	(0.14)	(0.14)	– –	– –	– –
Total distributions	(0.72)	(0.70)	(0.56)	(0.72)	(0.79)
Redemption fees added to paid-in capital	– –[3]	– –[3]	– –[3]	– –	– –
Net asset value at end of period	7.93	$8.09	$8.14	$7.74	$6.75
Total return	7.43%[4]	8.24%[4]	12.71%[4]	26.61%	1.69%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$231,543	$158,083	$112,004	$85,247	$29,344
Ratios of expenses to average net assets
Net expenses	0.88%	0.96%	0.99%	1.06%	1.17%
Net expenses (excluding interest expense)	0.88%	0.96%	0.99%	1.00%	1.00%
Total expenses	1.00%	1.14%	1.14%	1.20%	1.34%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	7.09%	7.51%	7.30%	9.31%	11.37%
Before advisory/administration and other fee waivers	6.97%	7.33%	7.16%	9.17%	11.20%
Portfolio turnover rate	105%	129%	172%	212%	301%

1  Audited by other auditors.

2  Calculated using the average shares outstanding method.

3  Redemption fees added to paid-in capital are less than $0.005 per share.

4  Redemption fee of 2.00% is reflected in total return calculation. There was no impact to the return.

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About Your Investment

What Price Per Share Will You Pay?

The price of mutual fund shares generally changes every day that the New York Stock Exchange (NYSE) is open (a business day). A mutual fund is a pool of investors' money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $50 million and has 5 million shares outstanding, the net asset value (NAV) per share is $10.

To purchase shares, contact your Mercantile Client Advisor at (800) 475-1036. Purchase orders received by the close of regular trading on the New York Stock Exchange (NYSE) (currently 4 p.m. (Eastern time)) on each day the NYSE is open will be priced based on the NAV calculated at the close of trading on that day. NAV is calculated separately for each class of shares of the fund as of the close of business on the NYSE, generally 4 p.m. (Eastern time), each day the NYSE is open.

Shares will not be priced on days the NYSE is closed. Purchase orders received after the close of trading will be priced based on the next calculation of NAV. Non-U.S. securities and certain other securities held by the fund may trade on days when the NYSE is closed. In these cases, net asset value of shares may change when fund shares cannot be bought or sold.

Since the NAV changes daily, the price of your shares depends on the time that your order is received.

Each fund's assets are valued primarily on the basis of market quotations. Certain short-term debt securities are valued on the basis of amortized cost. When a determination is made that market quotations are not readily available, including, but not limited to, when (i) the exchange or market on which a security is traded does not open for trading for an entire trading day and no other market prices are available, (ii) a particular security does not trade regularly or has had its trading halted, (iii) a security does not have a price source due to its lack of liquidity, (iv) BlackRock believes a market quotation from a broker-dealer is unreliable (e.g., where it varies significantly from a recent trade), (v) the security is thinly traded or (vi) there has been a significant subsequent event, each fund values the affected securities at fair value as determined by BlackRock pursuant to procedures adopted by the Fund's Board of Trustees. For example, the fund will value a security that trades principally on a foreign market using the most recent closing market price from the market on which the

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security principally trades, unless, in BlackRock's judgment, a significant event subsequent to the market close has rendered such market closing price unreliable. Because significant events could affect the value of a foreign security between the close of the foreign market where the security is principally traded and the time the fund calculates its NAV, such closing price may not be reflective of current market conditions. In this case, the fund will use what it believes to be the fair value of the security as of the time the fund calculates its NAV.

Fair value represents a good faith approximation of the value of a security. A security's valuation may differ depending on the method used for determining value. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining a fund's NAV. As a result, a fund's sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Paying for Shares

Payment for Service Shares must normally be made in Federal funds or other funds immediately available by 4 p.m. (Eastern time) on the first business day following receipt of the order. Payment may also, at the discretion of the Fund, be made in the form of securities that are permissible investments for the respective fund.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Fund, to obtain, verify and record information that identifies each person who opens an account. When opening an account, you will be asked for your name, address, date of birth and other information that will allow the Fund to identify you. The Fund may also ask to see other identifying documents such as a driver's license (for individuals) or Articles of Incorporation or other formation documents (for institutions). The Fund may use a third party to obtain and verify this information. The Fund may not be able to establish an account, or it may close your existing account and/or redeem your shares involuntarily, if you do not provide sufficient information within the relevant time periods.

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How Much is the Minimum Investment?

The minimum investment for the initial purchase of Service Shares is $5,000; however, institutions may set a higher minimum for their customers. There is no minimum requirement for later investments. The Fund does not accept third party checks as payment for shares.

The Fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements for any shareholder and suspend and resume the sale of any share class of the fund at any time for any reason.

Market Timing and Redemption Fees

The Board of Trustees of the Fund has determined that the interests of long-term shareholders and the Fund's ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations—also known as "market timing." The funds are not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege for Investor, Institutional and R Shares is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of a fund and its shareholders. For example, large flows of cash into and out of a fund may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve the fund's investment goal. Frequent trading may cause a fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce a fund's performance.

A fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of the fund's portfolio securities and the determination of the fund's NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling fund shares at a price that does not reflect their true value. A similar risk exists for funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. The Fund will seek to

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eliminate these opportunities by using fair value pricing, as described in "What Price Per Share Will You Pay?" above.

The Fund discourages market timing and seeks to prevent frequent purchases and sales or exchanges of fund shares that it determines may be detrimental to a fund or long-term shareholders. The Board of Trustees has approved the policies discussed below to seek to deter market timing activity. The Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of fund shares because legitimate strategies, such as asset allocation, dollar cost averaging or similar activities, may result in frequent trading of fund shares. It is not expected that shareholders would be harmed by such legitimate activities.

If, as a result of its own investigation, information provided by a financial intermediary or other third party, or otherwise, the Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If the Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and the Fund will not be responsible for any losses you therefore may suffer. In addition, any redemptions or exchanges that you make (as a result of the activity described above or otherwise) will be subject to any and all redemption fees, as described below. For transactions placed directly with the Fund, the Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Fund. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide the Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated are not known by the Fund. While the Fund monitors for market timing activity, the Fund may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the funds. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a financial intermediary is determined by the Fund to be engaged in

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market timing or other improper trading activity, the Fund's distributor may terminate such financial intermediary's agreement with the distributor, suspend such financial intermediary's trading privileges or take other appropriate actions.

Each of the Fund's High Yield Bond, International Bond, Aurora, Small/Mid-Cap Growth, Small Cap Value Equity, Small Cap Core Equity, Small Cap Growth Equity, Health Sciences Opportunities, Global Science & Technology Opportunities, Global Resources, All-Cap Global Resources, U.S. Opportunities, Global Opportunities and International Opportunities Portfolios will automatically assess and retain a fee of 2% of the current NAV, after excluding the effect of any contingent deferred sales charges, of shares being redeemed or exchanged within 30 days of acquisition (other than those acquired through reinvestment of dividends or other distributions). A new 30-day period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Portfolio A are exchanged for shares of Portfolio B 20 days after the purchase of the Portfolio A shares, followed in 20 days by an exchange of the Portfolio B shares for shares of Portfolio C, will be subject to two redemption fees (one on each exchange).

The redemption fee is for the benefit of the remaining shareholders of a fund and is intended to encourage long-term investment, to compensate for transaction and other expenses caused by early redemptions and exchanges, and to facilitate portfolio management. The "first-in, first-out" method is used to determine the holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. The Fund sells shares to some 401(k) plans, 403(b) plans, bank or trust company accounts, and accounts of certain financial institutions or intermediaries that do not apply the redemption fee to underlying shareholders, often because of administrative or systems limitations. From time to time, with the approval of the Fund, the redemption fee will not be assessed on redemptions or exchanges by: (i) accounts of asset allocation programs or wrap programs whose trading practices are determined by the Fund not to be detrimental to a fund or long-term shareholders (e.g., model driven programs with periodic automatic portfolio rebalancing that prohibit participant-directed trading and other programs with similar characteristics); (ii) accounts of shareholders who have died or become disabled; (iii) shareholders redeeming or exchanging shares through the Fund's Systematic Withdrawal Plan, Systematic

15

Exchange Plan or in connection with required distributions from an IRA, 401(k) plan, 403(b) plan or any other Internal Revenue Code Section 401 qualified employee benefit plan or account, or distribution from a 529 plan; (iv) shareholders executing rollovers of current investments in the Fund through qualified employee benefit plans; and (v) certain other accounts in the absolute discretion of the Fund when the redemption fee is de minimis or a shareholder can demonstrate hardship. The Fund reserves the right to modify or eliminate these waivers at any time.

There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

The Fund may from time to time use other methods that it believes are appropriate to deter market timing or other trading activity that may be detrimental to a fund or long-term shareholders.

Distribution and Service Plan

The Fund has adopted a plan (the Plan) that allows the Fund to pay distribution fees for the sale of its shares under Rule 12b-1 of the Investment Company Act and shareholder servicing fees for certain services provided to its shareholders. The Fund does not make distribution payments under the Plan with respect to Service Shares.

Under the Plan, the Fund pays shareholder servicing fees to Mercantile whereby Mercantile provides support services to its customers who own Service Shares in return for these fees. The Fund may pay a shareholder servicing fee to Mercantile of up to 0.25% per year of the average daily net asset value of Service Shares of the fund. All Service Shares pay this shareholder servicing fee.

In return for the fee, Mercantile may provide one or more of the following services to its customers who own Service Shares:

(1)  Responding to customer questions on the services performed by Mercantile and investments in Service Shares;

(2)  Assisting customers in choosing and changing dividend options, account designations and addresses; and

(3)  Providing other similar shareholder liaison services.

The shareholder servicing fees payable pursuant to the Plan are fees payable for the administration and servicing of shareholder accounts and not costs which are primarily intended to result in the sale of the fund's shares.

16

Because the fees paid by the Fund under the Plan are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

For more information on the Plan, including a complete list of services provided thereunder, see the SAI.

In addition to, rather than in lieu of, distribution and shareholder servicing fees that the Fund may pay to Mercantile pursuant to the Plan and fees the Fund pays to its transfer agent, the Fund may enter into non-Plan agreements with Service Organizations, including Mercantile, pursuant to which the Fund will pay a Service Organization for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization or (2) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial.

The Plan permits BlackRock, BlackRock Distributors, Inc. (the Distributor) and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Fund). From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits. BlackRock, the Distributor and their affiliates may compensate affiliated and unaffiliated Service Organizations, including Mercantile, for the sale and distribution of shares of the Fund or for these other services to the Fund and shareholders. These payments would be in addition to the Fund payments described in this Prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Service Organization, or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as "revenue sharing" payments. In some circumstances, these revenue sharing payments may create an incentive for a Service Organization, its employees or associated

17

persons to recommend or sell shares of the Fund to you. Please contact Mercantile for details about payments it may receive from the Fund or from BlackRock, the Distributor or their affiliates. For more information, see the SAI.

The Fund's Rights

The Fund may:

■  Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions, described in the Investment Company Act,

■  Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act,

■  Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level, as described below, and

■  Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act.

Accounts with Low Balances

The Fund may redeem a shareholder's account in the fund at any time if the net asset value of the account in such fund falls below the required minimum initial investment as the result of a redemption or an exchange request. The shareholder will be notified in writing that the value of the account is less than the required amount and the shareholder will be allowed 60 days to make additional investments before the redemption is processed.

Statements

Every shareholder automatically receives quarterly account statements. In addition, for tax purposes, shareholders also receive a yearly statement describing the characteristics of any dividends or other distributions received.

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Management

IMPORTANT DEFINITIONS

Adviser: The adviser of a mutual fund is responsible for the overall investment management of the fund. The adviser for BlackRock Funds is BlackRock.

Sub-Adviser: The sub-adviser of a fund is responsible for its day-to-day management and will generally make all buy and sell decisions. Sub-advisers also provide research and credit analysis. The sub-adviser for the fund is BlackRock Financial Management, Inc.

BlackRock Funds' adviser is BlackRock Advisors, LLC (BlackRock). BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 100 Bellevue Parkway, Wilmington, DE 19809. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with approximately $1.125 trillion of assets under management as of December 31, 2006. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc. and Merrill Lynch & Co., Inc. BlackRock Financial Management, Inc. (BFM), an affiliate of BlackRock located at 40 E. 52nd Street, New York, NY 10022, acts as sub-adviser to the fund.

For their investment advisory and sub-advisory services, BlackRock and BFM, as applicable, are entitled to fees computed daily on a fund-by-fund basis and payable monthly. For the fiscal year ended September 30, 2006, the aggregate advisory fees paid by the fund to BlackRock as a percentage of average daily net assets were:

High Yield Bond	0.38%

The maximum annual advisory fees that can be paid to BlackRock (as a percentage of average daily net assets) are as follows:

Total Annual Advisory Fee (Before Waivers)

AVG DAILY NET ASSETS	INVESTMENT ADVISORY FEE
First $1 billion	0.500%
$1 billion-$2 billion	0.450%
$2-billion-$3 billion	0.425%
greater than $3 billion	0.400%

A discussion regarding the basis for the Board of Trustees of the Fund approving the Fund's investment advisory contracts is available in the Fund's semi-annual report to shareholders.

Information about the portfolio manager for the fund is presented on pages 8-9.

As discussed above, BlackRock has agreed contractually to cap net expense (excluding (i) interest, taxes, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by a fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other

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expenses attributable to, and incurred as a result of, a fund's investments; and (iv) other extraordinary expenses not incurred in the ordinary course of a fund's business, if any) of each share class of the fund at the level shown in each fund's expense table.

To achieve this cap, BlackRock and the Fund have entered into an expense limitation agreement. The agreement sets a limit on certain of the operating expenses of each class of shares and requires BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit.

If within two years following a waiver or reimbursement, the operating expenses of a share class that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that share class, the share class is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the fund of which the share class is a part has more than $50 million in assets, (2) BlackRock or an affiliate serves as the fund's investment adviser or administrator and (3) the Board of Trustees of the Fund has approved in advance the payments to BlackRock at the previous quarterly meeting of the Board.

Conflicts of Interest

The investment activities of BlackRock and its affiliates (including, for these purposes, Merrill Lynch & Co., Inc., BlackRock, Inc., The PNC Financial Services Group, Inc. and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively with BlackRock, the Affiliates)) in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock provides investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the funds. BlackRock and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more Affiliates act or may act as an investor, investment banker, research provider, investment manager, financer, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in the global fixed income, currency, commodity, equity and other markets in which the funds

20

directly and indirectly invest. Thus, it is likely that the funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate performs or seeks to perform investment banking or other services. One or more Affiliates may engage in proprietary trading and advise accounts and mutual funds that have investment objectives similar to those of the funds and/or that engage in and compete for transactions in the same types of securities, currencies and instruments as the funds. The trading activities of these Affiliates are carried out without reference to positions held directly or indirectly by the funds and may result in an Affiliate having positions that are adverse to those of the funds. No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the funds. As a result, an Affiliate may compete with the funds for appropriate investment opportunities. The results of the funds' investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the funds could sustain losses during periods in which one or more Affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the funds may, from time to time, enter into transactions in which an Affiliate or its other clients have an adverse interest. Furthermore, transactions undertaken by an Affiliate or Affiliate-advised clients may adversely impact the funds. Transactions by one or more Affiliate-advised clients or BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the funds. The funds' activities may be limited because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. In addition, the funds may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. The funds also may invest in securities of companies for which an Affiliate provides or may some day provide research coverage. An Affiliate may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the funds or who engage in transactions with or for the funds. The funds may also make brokerage and other payments to an Affiliate in connection with the funds' portfolio investment transactions.

21

Under a securities lending program approved by the Fund's Board of Trustees, the Fund has retained an Affiliate of BlackRock to serve as the securities lending agent for the funds to the extent that a fund participates in the securities lending program. For these services, the lending agent may receive a fee from the funds, including a fee based on the returns earned on the funds' investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the funds may lend its portfolio securities under the securities lending program.

The activities of BlackRock or its Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.

Dividends and Distributions

Black Rock Funds makes two kinds of distributions to shareholders: net investment income and net realized capital gains.

Distributions of net investment income derived by the fund are paid within 10 days after the end of each month. The Fund's Board of Trustees may change the timing of such dividend payments.

Net realized capital gains (including net short-term capital gains), if any, will be distributed by the fund at least annually at a date determined by the Fund's Board of Trustees.

Your distributions will be reinvested at net asset value in new shares of the same class of the fund unless you instruct PFPC Inc. in writing to pay them in cash. There are no sales charges on these reinvestments.

If you invest in a fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as "buying a dividend." Distributions that are declared in December, but paid in January are taxable as if they were paid in December.

Taxation of Distributions

Distributions paid out of the fund's "net capital gain" will be taxed to shareholders as long-term capital gain, regardless of how long a shareholder has owned shares. Distributions of net

22

investment income and net short-term capital gains, will generally be taxed to shareholders as ordinary income. However, individual shareholders who satisfy certain holding period requirements and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to "qualified dividend income" received by the fund. "Qualified dividend income" generally consists of dividends received from U.S. corporations (other than dividends from tax exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations.

Your annual tax statement from the Fund will present in detail the tax status of your distributions for each year.

If you do not provide a fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

Non-U.S. investors may be subject to U.S. withholding and/or estate tax, and will be subject to special U.S. tax certification requirements. Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax adviser about federal, state and local tax consequences of owning shares of the Fund.

Important Notice Regarding Delivery of Shareholder Documents

The fund delivers only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as "householding" and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your Mercantile Client Advisor at (800) 475-1036.

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BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, Clients) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

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For More Information:

This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Fund is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports

These reports contain additional information about each of the fund's investments. The annual report describes the fund's performance, lists portfolio holdings, and discusses recent market conditions, economic trends and fund investment strategies that significantly affected the fund's performance for the last fiscal year.

Statement of Additional Information (SAI)

A Statement of Additional Information, dated January 31, 2007, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the Fund, may be obtained free of charge, along with the Fund's annual and semi-annual reports, by calling (800) 441-7762. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus.

Portfolio Characteristics and Holdings

A description of the Fund's policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 882-0052.

Securities and Exchange Commission

You may also view and copy public information about the Fund, including the SAI, by visiting the EDGAR database on the SEC Web site (http:// www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC directly at (202) 551-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549.

INVESTMENT COMPANY ACT FILE NO. 811-05742

PRO-MERC-HY 07

ALTERNATIVES BLACKROCK SOLUTIONS EQUITIES FIXED INCOME LIQUIDITY REAL ESTATE

BlackRock Funds
All-Cap Global Resources
Portfolio

BlackRock Shares

Prospectus

January 31, 2007

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

All-Cap Global Resources

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Table of

Contents

How to Find the Information You Need	How to Find the Information You Need	1

	All-Cap Global Resources	2

About Your Investment	How to Buy/Sell Shares	12

	Dividends/Distributions/Taxes	22

How to Find the

Information You Need

About BlackRock Funds

This is the BlackRock All-Cap Global Resources Portfolio (BlackRock Shares) Prospectus. It has been written to provide you with the information you need to make an informed decision about whether to invest in BlackRock Funds (the Fund). The Fund's investment adviser is BlackRock Advisors, LLC (BlackRock).

This Prospectus contains information on the All-Cap Global Resources Portfolio (BlackRock Shares). Also included are sections that tell you about buying and selling shares, certain fees and expenses, shareholder features of the fund and your rights as a shareholder.

1

BlackRock

All-Cap Global Resources Portfolio

IMPORTANT DEFINITIONS

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Fundamentals: "Fundamental" information about a company (such as its income statement, balance sheet, earnings and sales history, products and management).

Investment Style: Refers to the guiding principles of a mutual fund's investment choices. The investment style of this fund is global resources, referring to the type of securities the managers will choose for this fund.

Lipper Natural Resources Funds Index: An equally weighted index of typically the 30 largest mutual funds within its respective investment objective.

S&P 500® Index: The Standard & Poor's Composite Stock Price Index, an unmanaged index of 500 stocks, most of which are listed on the New York Stock Exchange. The index focuses on the large-cap segment of the market with over 80% coverage of U.S. equities.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Investment Goal

The fund seeks to provide long-term growth of capital.

Primary Investment Strategies

Under normal market conditions, the fund invests at least 80% of its total assets in securities of global energy and natural resources companies and companies in associated businesses, as well as utilities (such as gas, water, cable, electrical and telecommunications utilities). The natural resources sector can include companies that own, produce, refine, process, transport and market natural resources, and companies that provide related services. The sector includes, but is not limited to, industries such as integrated oil, oil and gas exploration and production, gold and other precious metals, steel and iron ore production, energy services and technology, metal production, forest products, paper products, chemicals, building materials, coal, alternative energy sources and environmental services. The fund will concentrate its investments (i.e., invest more than 25% of its assets) in energy or natural resources companies. The fund may invest without limit in companies located anywhere in the world and will generally invest in at least three countries and in companies tied economically to a number of countries. It expects to invest primarily in developed markets, but may also invest in emerging markets.

In selecting investments, the fund looks for companies and industries that appear to have the potential for above-average long-term performance based on projections of supply and demand of a resource and the state of the market. These may include companies that are expected to show above-average growth over the long term as well as those that appear to be trading below their true worth. The fund does not limit its investments to companies of any particular size, and may invest in securities of companies with small to large capitalizations. The fund's investments may include common and preferred stock, securities convertible into common and preferred stock, warrants and depositary receipts.

The fund reserves the right to invest up to 20% of total assets in other U.S. and foreign investments. These may include stocks of companies not associated with energy or natural resources. These may also include debt securities, although the fund may not invest more than 10% of total assets in junk bonds (bonds that are below Standard & Poor's BBB or Moody's Baa rating categories,

2

or their unrated equivalents). Split rated bonds will be considered to have the higher credit rating.

The fund generally will sell a stock when, in the management team's opinion, the stock reaches its price target, there is a deterioration in the company's fundamentals, a change in macroeconomic outlook, technical deterioration, valuation issues, a need to rebalance the portfolio or a better opportunity elsewhere.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund's primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment goal.

As part of its normal operation, the fund may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities and may buy options on a currency or a basket of currencies (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument at a specific price on or before a specific date. A future is an agreement to buy or sell an instrument at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns. The fund may also buy and sell currencies and use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future) to hedge against movements in the value of non-U.S. currencies or to enhance returns.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

3

Key Risks

The main risk of any investment in stocks is that their prices fluctuate. The value of your investment can go up or down depending upon market conditions, which means you could lose money. The value of equity securities may decline due to developments relating to the issuer, industry factors or general market conditions. Equity securities generally have greater price volatility than fixed income securities.

The fund's strategy of concentrating in energy and natural resources companies means that its performance will be closely tied to the performance of a particular market segment. Because the fund is concentrated in these companies, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

Stocks of energy and natural resources companies are especially affected by variations in the commodities markets (that may be due to market events, regulatory developments or other factors that the fund cannot control) and these companies may lack the resources and the broad business lines to weather hard times. Energy companies can be significantly affected by the supply of and demand for specific products and services, the supply of and demand for oil and gas, the price of oil and gas, exploration and production spending, government regulation, world events and economic conditions. Natural resources companies can be significantly affected by events relating to international political developments, energy conservation, the success of exploration projects, commodity prices, and tax and government regulations.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund's investment than if the fund held the securities of larger, more established companies.

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Any securities that are thinly traded or whose resale is restricted can be difficult to sell at the desired time and price. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper the fund's ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element. Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities. Where registration is required for restricted or illiquid securities, a considerable time period may elapse between the time the fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the fund might obtain less favorable pricing terms than when it decided to sell the security.

Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and of non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

In addition, political and economic structures in emerging markets countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past and may do so again in the future, as a result of economic and political turmoil in many of these countries.

5

In addition, many U.S. companies in which the fund may invest generate significant revenues and earnings from abroad. As a result, these companies and the prices of their securities may be affected by weaknesses in global and regional economies and the relative value of foreign currencies to the U.S. dollar. These factors, taken as a whole, could adversely affect the price of fund shares.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The value of any bonds held by the fund is likely to decline when interest rates rise; this risk is greater for bonds with longer maturities. It is also possible that a bond issuer could default on principal or interest payments, causing a loss for the fund. The fund may invest in non-investment grade or "high yield" securities commonly known to investors as "junk bonds." Non-investment grade securities carry greater risks than investment grade securities, which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time.

The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market values may change from time to time, positively or negatively, to reflect new developments regarding the issuer. Companies that issue high yield securities are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bondholder. During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also impact the market for lower-rated securities and the fund. Also, the market for high yield securities is not as liquid as the market for higher rated securities. This means that it may be harder to buy and sell high yield securities, especially on short notice, and high yield securities may be more difficult for the fund to value accurately than higher rated securities. The market for high yield securities could also be impacted by legal or tax changes.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with

6

the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective.

Forward foreign currency exchange contracts do not eliminate movements in the value of non-U.S. currencies and securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

The expenses of the fund can be expected to be higher than those of other funds investing primarily in domestic securities because the costs attributable to investing abroad are usually higher.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund's.

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Risk / Return Information

Since BlackRock Shares of the fund have no performance history, the chart and table below give you a picture of the fund's long-term performance for Institutional Shares of the fund. Although the chart and table show returns for the Institutional Shares which are not offered in this prospectus, the Institutional Shares would have substantially similar annual returns as the BlackRock Shares offered in this prospectus because the Institutional Shares and the BlackRock Shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Institutional Shares and the BlackRock Shares do not have the same expenses. BlackRock Shares of the fund are expected to have expenses of 0.89% of average daily net assets (after waivers and reimbursements) for the current fiscal year and Institutional Shares of the fund are expected to have expenses of 0.98% of average daily net assets (after waivers and reimbursements) for the current fiscal year. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lipper Natural Resources Funds Index and the S&P 500® Index, recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

All-Cap Global Resources

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As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	Since Inception	Inception Date[1]
All Cap Global Resources
Return Before Taxes	14.14%	25.34%	02/16/05
Return After Taxes on Distributions	13.35%	24.88%
Return After Taxes on Distributions and Sale of Shares	9.43%	21.63%
Lipper Natural Resources (Reflects no deduction for fees expenses or taxes)	15.04%	24.98%	N/A
S&P 500® (Reflects no deduction for fees, expenses or taxes)	15.79%	10.87%	N/A

  *  The chart and the table both assume reinvestment of dividends and distributions.

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The tables below describe the fees and expenses that you may pay if you buy and hold BlackRock Shares of the fund. The "Annual Fund Operating Expenses" table may not reflect expenses of the fund after February 1, 2008.

Shareholder Fees

(Fees paid directly from your investment)

Redemption Fee* (as a percentage of amount redeemed)	2.0%

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	.75%
Other expenses[1]	.23%
Acquired fund fees and expenses[2]	– –%
Total annual fund operating expenses	.98%
Fee waivers and expense reimbursements[3]	.09%
Net expenses[3]	.89%

  *  Fee applies only to shares that are redeemed or exchanged within 30 days of purchase.

  1  The fund is newly organized and, accordingly, "Other expenses" are based on estimated amounts for the current fiscal year.

  2  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  3  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit BlackRock class expenses to 0.89% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

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Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
BlackRock Shares	$91	$303

Fund Management

The fund management team is led by Denis J. Walsh III, CFA, Managing Director at BlackRock Advisors, LLC (BlackRock), and Daniel J. Rice III, Managing Director at BlackRock.

Mr. Rice and Mr. Walsh joined BlackRock following the merger with State Street Research & Management (SSRM) in 2005. Prior to joining BlackRock, Mr. Rice had been a Senior Vice President and a portfolio manager of the State Street Research Global Resources Fund since its inception in March 1990. He was employed by SSRM beginning in 1998.

Prior to joining BlackRock, Mr. Walsh was a Managing Director and was an energy analyst for the State Street Research Global Resources Fund beginning in 1999. He was also a member of the portfolio management team for the SSR Large Cap Analyst Fund and has worked as an investment professional in equity research since 1979.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

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Financial Highlights

Since BlackRock Shares of the fund have no performance history, the financial information in the table below shows the fund's financial performance for the periods indicated for Institutional Shares of the fund. Although Institutional Shares are not offered in this Prospectus, the Institutional Shares would have substantially similar performance as the BlackRock Shares offered in this Prospectus because the Institutional Shares and the BlackRock Shares are invested in the same portfolio of securities and performance would differ only to the extent that the Institutional Shares and the BlackRock Shares do not have the same expenses. BlackRock Shares of the fund are expected to have expenses of 0.98% of average daily net assets (after waivers and reimbursements and excluding interest expense) for the current fiscal year and Institutional Shares of the fund are expected to have expenses of 0.98% of average daily net assets (after waivers and reimbursements and excluding interest expense) for the current fiscal year. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP. Deloitte & Touche LLP has been appointed as the Fund's independent registered public accountant for the current fiscal year. Deloitte & Touche LLP's report, and the Fund's audited financial statements, are included in the Fund's 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Institutional Shares Outstanding Throughout Each Period)

All-Cap Global Resources

	Year Ended 9/30/06	For the Period 2/16/05[1] through 9/30/05
Net asset value at beginning of period	$13.56	$10.00
Income from investment operations
Net investment income	0.02 [2]	0.02 [2]
Net gain on investments (both realized and unrealized)	0.26	3.54
Total from investment operations	0.28	3.56
Redemption fees added to paid-in capital	0.01	– – [3]
Net asset value at the end of period	$13.85	$13.56
Total return	2.14%[4]	35.60%[5,6]
Ratios/Supplemental data
Net assets at end of period (in thousands)	$337,771	$92,147
Ratios of expenses to average net assets
Net expenses	0.99%	1.04%[7]
Total expenses	1.01%	1.54%[7]
Ratios of net investment income (loss) to average net assets
After advisory/administration and other fee waivers	0.17%	0.25%[7]
Before advisory/administration and other fee waivers	0.15%	(0.25)%[7]
Portfolio turnover rate	41%	12%

1  Commencement of operations of share class.

2  Calculated using the average shares outstanding method.

3  Redemption fees added to paid-in capital are less than $0.005 per share.

4  Redemption fee of 2.00% received by the portfolios is reflected in total return calculations. The impact to the return for redemption fees received during the period is 8 basis points.

5  Redemption Fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

6  Not annualized.

7  Annualized.

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About Your Investment

Buying Shares

BlackRock Shares are offered without a sales charge to institutional investors, registered investment advisers and certain fee-based programs and qualified employee benefit plans.

Purchase orders may be placed by calling (800) 441-7762.

What Price Per Share Will You Pay?

The price of mutual fund shares generally changes every day the New York Stock Exchange (NYSE) is open (business day). A mutual fund is a pool of investors' money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $50 million and has 5 million shares outstanding, the net asset value (NAV) per share is $10.

Purchase orders received before the close of regular trading on the NYSE (currently 4 p.m. (Eastern time)) on each day the NYSE is open will be priced based on the NAV calculated at the close of trading on that day. NAV is calculated separately for each class of shares of the fund as of the close of business on the NYSE, generally 4 p.m. (Eastern time), each day the NYSE is open. Shares will not be priced on days the NYSE is closed. Purchase orders received after the close of trading will be priced based on the next calculation of NAV. Non-U.S. securities and certain other securities held by the fund may trade on days when the NYSE is closed. In these cases, net asset value of shares may change when fund shares cannot be bought or sold.

Since the NAV changes daily, the price of your shares depends on the time that your order is received.

The fund's assets are valued primarily on the basis of market quotations. Certain short-term debt securities are valued on the basis of amortized cost. When a determination is made that market quotations are not readily available, including, but not limited to, when (i) the exchange or market on which a security is traded does not open for trading for an entire trading day and no other market prices are available, (ii) a particular security does not trade regularly or has had its trading halted, (iii) a security does not have a price source due to its lack of liquidity, (iv) BlackRock believes a market quotation from a broker-dealer is unreliable (e.g., where it varies significantly from a recent trade), (v) the security is thinly traded or (vi) there has been a significant

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subsequent event, each fund values the affected securities at fair value as determined by BlackRock pursuant to procedures adopted by the Fund's Board of Trustees. For example, the fund will value a security that trades principally on a foreign market using the most recent closing market price from the market on which the security principally trades, unless, in BlackRock's judgment, a significant event subsequent to the market close has rendered such market closing price unreliable. Because significant events could affect the value of a foreign security between the close of the foreign market where the security is principally traded and the time the fund calculates its NAV, such closing price may not be reflective of current market conditions. In this case, the fund will use what it believes to be the fair value of the security as of the time the fund calculates its NAV.

Fair value represents a good faith approximation of the value of a security. A security's valuation may differ depending on the method used for determining value. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining a fund's NAV. As a result, a fund's sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Certain financial institutions may buy and sell BlackRock Shares on behalf of their customers. The institutions may charge a fee for this service and may impose additional conditions on owning fund shares. Shareholders should contact their institutions for more information.

Paying for Shares

Payment for BlackRock Shares must normally be made in Federal funds or other funds immediately available by 4 p.m. (Eastern time) on the first business day following receipt of the order. Payment may also, at the discretion of the Fund, be made in the form of securities that are permissible investments for the fund. The Fund does not accept third party checks as payment for shares. If payment is not received by this time, you will be responsible for any loss to the Fund.

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To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Fund, to obtain, verify and record information that identifies each person who opens an account. When opening an account, you will be asked for your name, address, date of birth and other information that will allow the Fund to identify you. The Fund may also ask to see other identifying documents such as a driver's license (for individuals) or Articles of Incorporation or other formation documents (for institutions). The Fund may use a third party to obtain and verify this information. The Fund may not be able to establish an account, or it may close your existing account and/or redeem your shares involuntarily, if you do not provide sufficient information within the relevant time periods.

How Much is the Minimum Investment?

The minimum investment for the initial purchase of BlackRock Shares is generally $5,000,000. The minimum initial investment for registered investment advisers is $250,000, and there is no minimum initial investment requirement for fee-based programs with an annual fee of at least .50% or certain qualified employee benefit plans. There is no minimum requirement for later investments.

The Fund may permit a lower initial investment for certain investors if their purchase, combined with purchases by other investors received together by the Fund, meets the minimum investment requirement. The Fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements for any shareholder and suspend and resume the sale of any share class of the fund at any time for any reason.

Distribution and Service Plan

The Fund has adopted a plan (the Plan) that allows the Fund to pay distribution fees for the sale of its shares under Rule 12b-1 of the Investment Company Act and shareholder servicing fees for certain services provided to its shareholders.

In accordance with the Plan, with the exception of the Small Cap Value Equity Portfolio, BlackRock shares currently do not make such payments. The Fund, however, may enter into non-Plan agreements with brokers, dealers, financial institutions and industry professionals (including PNC Bank, Merrill Lynch & Co.,

14

Inc. (Merrill Lynch) and their affiliates) (Service Organizations) pursuant to which the Fund will pay a Service Organization for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are in addition to, rather than in lieu of, fees the Fund pays to its transfer agent and are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization or (2) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial.

The Plan permits BlackRock, the Distributor and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Fund). From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services at its or their own expense and out of its or their legitimate profits. BlackRock, the Distributor and their affiliates may compensate affiliated and unaffiliated Service Organizations for the sale and distribution of shares of the Fund or for these other services to the Fund and shareholders. These payments may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Service Organization, or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as "revenue sharing" payments. In some circumstances, these revenue sharing payments may create an incentive for a Service Organization, its employees or associated persons to recommend or sell shares of the Fund to you. Please contact your Service Organization for details about payments it may receive from the Fund or from BlackRock, the Distributor or their affiliates. For more information, see the SAI.

Selling Shares

Shareholders may place redemption orders by telephoning (800) 441-7762. Shares are redeemed at the NAV per share next determined after receipt of the redemption order minus any applicable redemption fee. See "Market Timing and Redemption

15

Fees" below. The fund, the administrators and the distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures.

Payment for redeemed shares for which a redemption order is received before 4 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming shareholder on the next business day, provided that the fund's custodian is also open for business. Payment for redemption orders received after 4 p.m. (Eastern time) or on a day when the fund's custodian is closed is normally wired in Federal funds on the next business day following redemption on which the fund's custodian is open for business. The Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgement of the Fund, an earlier payment could adversely affect the fund. No charge for wiring redemption payments is imposed by the Fund.

During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Redemption requests may also be mailed to BlackRock Funds, c/o PFPC Inc., P.O. Box 9819, Providence, RI 02940.

The Fund may refuse a telephone redemption request if it believes it is advisable to do so.

Market Timing and Redemption Fees

The Board of Trustees of the Fund has determined that the interests of long-term shareholders and the Fund's ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations—also known as "market timing." The Fund's funds are not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege for Investor, Institutional and R Shares is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of a fund and its shareholders. For example, large flows of cash into and out of a fund may

16

require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve the fund's investment goal. Frequent trading may cause a fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce a fund's performance.

A fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of the fund's portfolio securities and the determination of the fund's NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling fund shares at a price that does not reflect their true value. A similar risk exists for funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. The Fund will seek to eliminate these opportunities by using fair value pricing, as described in "What Price Per Share Will You Pay?" above.

The Fund discourages market timing and seeks to prevent frequent purchases and sales or exchanges of fund shares that it determines may be detrimental to a fund or long-term shareholders. The Board of Trustees has approved the policies discussed below to seek to deter market timing activity. The Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of fund shares because legitimate strategies, such as asset allocation, dollar cost averaging or similar activities, may result in frequent trading of fund shares. It is not expected that shareholders would be harmed by such legitimate activities.

If, as a result of its own investigation, information provided by a financial intermediary or other third party, or otherwise, the Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If the Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and the Fund will not be responsible for any losses you therefore may suffer. In addition, any redemptions or exchanges that you make (as a result of the activity described above or otherwise) will be subject to any and

17

all redemption fees, as described below. For transactions placed directly with the Fund, the Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Fund. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide the Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated are not known by the Fund. While the Fund monitors for market timing activity, the Fund may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the funds. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a financial intermediary is determined by the Fund to be engaged in market timing or other improper trading activity, the Fund's distributor may terminate such financial intermediary's agreement with the distributor, suspend such financial intermediary's trading privileges or take other appropriate actions.

Each of the Fund's High Yield Bond, International Bond, Aurora, Small/Mid-Cap Growth, Small Cap Value Equity, Small Cap Core Equity, Small Cap Growth Equity, Health Sciences Opportunities, Global Science & Technology Opportunities, Global Resources, All-Cap Global Resources, U.S. Opportunities, Global Opportunities and International Opportunities Portfolios will automatically assess and retain a fee of 2% of the current NAV, after excluding the effect of any contingent deferred sales charges, of shares being redeemed or exchanged within 30 days of acquisition (other than those acquired through reinvestment of dividends or other distributions). A new 30-day period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Portfolio A are exchanged for shares of Portfolio B 20 days after the purchase of the Portfolio A shares, followed in 20 days by an exchange of the Portfolio B shares for shares of Portfolio C, will be subject to two redemption fees (one on each exchange).

18

The redemption fee is for the benefit of the remaining shareholders of a fund and is intended to encourage long-term investment, to compensate for transaction and other expenses caused by early redemptions and exchanges, and to facilitate portfolio management. The "first-in, first-out" method is used to determine the holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. The Fund sells shares to some 401(k) plans, 403(b) plans, bank or trust company accounts, and accounts of certain financial institutions or intermediaries that do not apply the redemption fee to underlying shareholders, often because of administrative or systems limitations. From time to time, with the approval of the Fund, the redemption fee will not be assessed on redemptions or exchanges by: (i) accounts of asset allocation programs or wrap programs whose trading practices are determined by the Fund not to be detrimental to a fund or long-term shareholders (e.g., model driven programs with periodic automatic portfolio rebalancing that prohibit participant-directed trading and other programs with similar characteristics); (ii) accounts of shareholders who have died or become disabled; (iii) shareholders redeeming or exchanging shares through the Fund's Systematic Withdrawal Plan, Systematic Exchange Plan or in connection with required distributions from an IRA, 401(k) plan, 403(b) plan or any other Internal Revenue Code Section 401 qualified employee benefit plan or account, or distribution from a 529 plan; (iv) shareholders executing rollovers of current investments in the Fund through qualified employee benefit plans; and (v) certain other accounts in the absolute discretion of the Fund when the redemption fee is de minimis or a shareholder can demonstrate hardship. The Fund reserves the right to modify or eliminate these waivers at any time.

There is no assurance that the methods described above will present market timing or other trading that may be deemed abusive.

The Fund may from time to time use other methods that it believes are appropriate to deter market timing or other trading activity that may be detrimental to a fund or long-term shareholders.

The Fund's Rights

The Fund may:

■  Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act,

19

■  Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act or as described in the section "Selling Shares" above,

■  Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level, as described below, and

■  Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act.

Accounts with Low Balances

The Fund may redeem a shareholder's account in any fund at any time if the net asset value of the account in such fund falls below the required minimum initial investment as the result of a redemption or an exchange request. The shareholder will be notified in writing that the value of the account is less than the required amount and the shareholder will be allowed 60 days to make additional investments before the redemption is processed.

Statements

Every shareholder automatically receives quarterly account statements. In addition, for tax purposes, shareholders also receive a yearly statement describing the characteristics of any dividends or other distributions received.

Management

BlackRock Funds' adviser is BlackRock Advisors, LLC (BlackRock). BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 100 Bellevue Parkway, Wilmington, DE 19809. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with approximately $1.125 trillion of assets under management as of December 31, 2006. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc. and Merrill Lynch & Co., Inc.

For its investment advisory services, BlackRock is entitled to fees computed daily and payable monthly. For the fiscal year ended September 30, 2006, the aggregate advisory fees paid by the fund to BlackRock as a percentage of average daily net assets was 0.75%.

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The total annual advisory fees that can be paid to BlackRock (as a percentage of average daily net assets) for the fund are as follows:

Total Annual Advisory Fee for the All-Cap Global
Resources Portfolio
(Before Waivers)

AVERAGE DAILY NET ASSETS	INVESTMENT ADVISORY FEE
First $1 billion	0.75%
$1 billion-$2 billion	0.70%
$2 billion-$3 billion	0.675%
more than $3 billion	0.670%

A discussion regarding the basis for the Board of Trustees of the Fund approving the Fund's investment advisory contracts is available in the Fund's semi-annual report to shareholders.

As discussed above, BlackRock has agreed contractually to cap net expenses (excluding (i) interest, taxes, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by a fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, a fund's investments; and (iv) other extraordinary expenses not incurred in the ordinary course of a fund's business, if any) of BlackRock Shares of the fund at the levels shown in the fund's expense table.

To achieve this cap, BlackRock and the Fund have entered into an expense limitation agreement. The agreement sets a limit on certain of the operating expenses of BlackRock Shares of the fund and requires BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit.

If within two years following a waiver or reimbursement the operating expenses of a share class that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that share class, the share class is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the fund of which the share class is a part has more than $50 million in assets, (2) BlackRock or an affiliate serves as the fund's investment adviser or administrator and (3) the Board of Trustees of the Fund has

IMPORTANT DEFINITIONS

Adviser: The adviser of a mutual fund is responsible for the overall investment management of the fund. The adviser for BlackRock Funds is BlackRock.

21

approved in advance the payments to BlackRock at the previous quarterly meeting of the Board.

The Fund will not accept a purchase order of $50,000 or more for Investor B Shares or $500,000 or more for Investor C Shares. Your registered representative may set a lower maximum for Investor B Share purchases. The Fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements for any shareholder and suspend and resume the sale of any share class of any fund at any time for any reason.

Dividends and Distributions

BlackRock Funds makes two kinds of distributions to shareholders: net investment income and net realized capital gains.

The Fund will distribute net investment income, if any, at least annually. Net realized capital gains (including net short-term capital gains), if any, will be distributed by the fund at least annually at a date determined by the Fund's Board of Trustees.

Your distributions will be reinvested at net asset value in new shares of the same class of the fund unless you instruct PFPC Inc. in writing to pay them in cash. There are no sales charges on these reinvestments.

If you invest in a fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as "buying a dividend." Distributions that are declared in December, but paid in January are taxable as if they were paid in December.

Taxation of Distributions

Distributions paid out of the fund's "net capital gain" will be taxed to shareholders as long-term capital gain, regardless of how long a shareholder has owned shares. Distributions of net investment income and net short-term capital gains will generally be taxed to shareholders as ordinary income. However, individual shareholders who satisfy certain holding period requirements and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to "qualified dividend income" received by the fund. "Qualified dividend income" generally consists of dividends received from

22

U.S. corporations (other than dividends from tax exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations.

Your annual tax statement from the Fund will present in detail the tax status of your distributions for each year.

Distributions paid by the fund with respect to certain qualifying dividends received by the fund from domestic corporations may be eligible for the corporate dividends received deduction.

If you do not provide a fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

Non-U.S. investors may be subject to U.S. withholding and/or estate tax, and will be subject to special U.S. tax certification requirements. Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax adviser about federal, state and local tax consequences of owning shares of the Fund.

Important Notice Regarding Delivery of Shareholder Documents

The fund delivers only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements to shareholders with multiple accounts at the same address. This practice is known as "householding" and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

23

Electronic Access to Annual Reports, Semi-Annual Reports and Prospectuses

Electronic copies of most financial reports and prospectuses are available on the Fund's website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)  Access the BlackRock website at http://www.blackrock.com/edelivery

2)  Log into your account

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, Clients) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts.

24

These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

25

For more information:

This Prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Fund is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports

These reports contain additional information about the fund's investments. The annual report describes the fund's performance, lists portfolio holdings, and discusses recent market conditions, economic trends and fund investment strategies that significantly affected the fund's performance for the last fiscal year.

Statement of Additional Information (SAI)

A Statement of Additional Information, dated January 31, 2007, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the Fund, may be obtained free of charge, along with the Fund's annual and semi-annual reports, by calling (800) 441-7450. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus.

BlackRock Investment Services

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:00 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 441-7762.

Purchases and Redemptions

Call your registered representative or (800) 441-7762.

World Wide Web

Access general fund information and specific fund performance, including SAI and annual/semi-annual reports, free of charge. Request mutual fund prospectuses and literature. Forward mutual fund inquiries. www.blackrock.com/funds

Written Correspondence

BlackRock Funds
c/o PFPC Inc.
PO Box 9819
Providence, RI 02940-8019

Overnight Mail

BlackRock Funds
c/o PFPC Inc.
101 Sabin Street
Pawtucket, RI 02860

Portfolio Characteristics and Holdings

A description of the Fund's policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 882-0052.

Securities and Exchange Commission

You may also view and copy public information about the Fund, including the SAI, by visiting the EDGAR database on the SEC Web site (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC directly at (202) 551-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549.

INVESTMENT COMPANY ACT FILE NO. 811-05742

EXPRXPRO 07

ALTERNATIVES BLACKROCK SOLUTIONS EQUITIES FIXED INCOME LIQUIDITY REAL ESTATE

BlackRock Funds
Investment Trust

BlackRock Shares

Prospectus

January 31, 2007

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

Investment Trust

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of

Contents

How to find the information you need	How to find the information you need	1

	Investment Trust	2

About Your Investment	How to Buy/Sell Shares	8

	Dividends/Distributions/Taxes	19

How to Find the

Information You Need

About BlackRock Funds

This is the BlackRock Investment Trust (BlackRock Shares) Prospectus. It has been written to provide you with the information you need to make an informed decision about whether to invest in BlackRock Funds (the Fund). The Fund's investment adviser is BlackRock Advisors, LLC (BlackRock).

This Prospectus contains information on the Investment Trust (BlackRock Shares). Also included are sections that tell you about buying and selling shares, certain fees and expenses, shareholder features of the fund and your rights as a shareholder.

1

BlackRock

Investment Trust

IMPORTANT DEFINITIONS

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Investment Style: Refers to the guiding principles of a mutual fund's investment choices. The investment style of this fund is a blend of growth stocks and value stocks, referring to the type of securities the managers will choose for this fund.

Market Capitalization: Refers to the market value of the company and is calculated by multiplying the number of shares outstanding by the current price per share.

Sector: All stocks are classified into a category or sector such as utilities, consumer services, basic materials, capital equipment, consumer cyclicals, energy, consumer non-cyclicals, healthcare, technology, transportation, finance and cash.

S&P 500® Index: The Standard & Poor's Composite Stock Price Index, an unmanaged index of 500 stocks, most of which are listed on the New York Stock Exchange. The index focuses on the large-cap segment of the market with over 80% coverage of U.S. equities.

Value and Growth Companies: All stocks are generally divided into the categories of "growth" or "value," although there are times when a growth fund and value fund may own the same stock. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general and whose growth in revenue is expected to continue for an extended period.

Investment Goal

The fund's investment goal is to seek long-term capital appreciation.

Primary Investment Strategies

In pursuit of this goal, the fund management team uses the S&P 500® Index as a benchmark. The fund normally invests at least 80% of its net assets in equity securities. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock.

The fund management team uses quantitative techniques to analyze a universe of approximately 800 companies, including those in the S&P 500® Index and about 300 other large and medium capitalization companies. Using a multi-factor model, the management team identifies stocks with rising earnings expectations that sell at low relative valuations when compared with their sector peers. Based on this information, and using sophisticated risk measurement tools, the management team selects stocks, together with their appropriate weightings, that it believes will maximize the fund's return per unit of risk. The fund seeks to maintain the market capitalization, sector allocations and style characteristics similar to those of the S&P 500® Index.

Seeking to maintain the optimal risk/return trade-off, the fund management team rebalances the portfolio regularly. The team assesses each stock's changing characteristics relative to its contribution to portfolio risk. A stock is sold when it no longer offers an appropriate return-to-risk trade-off.

In order to remain fully invested and instead of purchasing and selling securities directly, the fund may invest in depository receipts (or futures) that seek to replicate the performance of the S&P 500® Index.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund's primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment goal.

As part of its normal operations, the fund may also hold high quality money market securities pending investments or when it

2

expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to maintain liquidity and commit cash pending investment but they may also be used to attempt to reduce risk to the fund as a whole (hedge). The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in equity securities is that their prices fluctuate. The value of your investment can go up or down depending upon market conditions, which means you could lose money. The values of equity securities may decline due to developments relating to the issuer, factors which affect a particular industry or industries or general market conditions. Equity securities generally have greater price volatility than fixed income securities.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding small cap stocks may outperform this fund.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have

3

fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund's investment than if the fund held the securities of larger, more established companies.

While the management team chooses stocks it believes to have rising earnings expectations and good relative valuations, there is no guarantee that the investments will increase in value or that they won't decline. In addition, if the multi-factor model used by the management team fails to accurately predict which stocks will perform well, fund performance will suffer.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will

4

likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

Since BlackRock Shares of the fund have no performance history, the chart and table below give you a picture of the fund's long-term performance for Institutional Shares of the fund. Although the chart and table show returns for the Institutional Shares which are not offered in this prospectus, the Institutional Shares would have substantially similar annual returns as the BlackRock Shares offered in this prospectus because the Institutional Shares and the BlackRock Shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Institutional Shares and the BlackRock Shares do not have the same expenses. BlackRock Shares of the fund are expected to have expenses of 0.66% of average daily net assets (after waivers and reimbursements) for the current fiscal year and Institutional Shares of the fund are expected to have expenses of 0.75% of average daily net assets (after waivers and reimbursements) for the current fiscal year. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the S&P 500® Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

Investment Trust

5

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	10 Years	Inception Date
Investment Trust
Return Before Taxes	14.33%	5.19%	5.49%	09/13/93
Return After Taxes on Distributions	14.13%	4.90%	4.51%
Return After Taxes on Distributions and Sale of Shares	9.58%	4.38%	4.46%
S&P 500® (Reflects no deduction for fees, expenses or taxes)	15.79%	6.19%	8.42%	10.80%

  *  The chart and the table both assume reinvestment of dividends and distributions.

  1  Inception date of the fund's oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold BlackRock Shares of the fund. The "Annual Fund Operating Expenses" table may not reflect expenses of the fund after February 1, 2008.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	.54%
Other expenses*	.21%
Acquired fund fees and expenses[1]	– –%
Total annual fund operating expenses	.75%
Fee waivers and expense reimbursements[2]	.09%
Net expenses[2]	.66%

  *  "Other expenses" are based on estimated amounts for the current fiscal year.

  1  Acquired fund fees and expenses were less than 0.01% for the fund's last fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit BlackRock class expenses to 0.66% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets. See the "Management" section for more information.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption

6

at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
BlackRock Shares	$67	$231

Fund Management

The fund management team is led by Fred Herrmann, CFA, and David Byrket, CFA, both Managing Directors at BlackRock Advisors, LLC (BlackRock). Mr. Herrmann and Mr. Byrket head a six person investment team at BlackRock focused on quantitative strategies for the equity market. They have been managing the fund since March 2003. Prior to joining BlackRock in 2003, both Mr. Byrket and Mr. Herrmann were Managing Directors at Weiss, Peck and Greer, LLC since 2001. They have been responsible for managing quantitative equity portfolios since 1996.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

7

About Your Investment

Buying Shares

BlackRock Shares are offered without a sales charge to institutional investors, registered investment advisers and certain fee-based programs and qualified employee benefit plans.

Purchase orders may be placed by calling (800) 441-7762.

What Price Per Share Will You Pay?

The price of mutual fund shares generally changes every day the New York Stock Exchange (NYSE) is open (business day). A mutual fund is a pool of investors' money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $50 million and has 5 million shares outstanding, the net asset value (NAV) per share is $10.

Purchase orders received before the close of regular trading on the NYSE (currently 4 p.m. (Eastern time)) on each day the NYSE is open will be priced based on the NAV calculated at the close of trading on that day. NAV is calculated separately for each class of shares of the fund as of the close of business on the NYSE, generally 4 p.m. (Eastern time), each day the NYSE is open. Shares will not be priced on days the NYSE is closed. Purchase orders received after the close of trading will be priced based on the next calculation of NAV. Non-U.S. securities and certain other securities held by the fund may trade on days when the NYSE is closed. In these cases, net asset value of shares may change when fund shares cannot be bought or sold.

Since the NAV changes daily, the price of your shares depends on the time that your order is received.

The fund's assets are valued primarily on the basis of market quotations. Certain short-term debt securities are valued on the basis of amortized cost. When a determination is made that market quotations are not readily available, including, but not limited to, when (i) the exchange or market on which a security is traded does not open for trading for an entire trading day and no other market prices are available, (ii) a particular security does not trade regularly or has had its trading halted, (iii) a security does not have a price source due to its lack of liquidity, (iv) BlackRock believes a market quotation from a broker-dealer is unreliable (e.g., where it varies significantly from a recent trade), (v) the security is thinly traded or (vi) there has been a significant

8

subsequent event, each fund values the affected securities at fair value as determined by BlackRock pursuant to procedures adopted by the Fund's Board of Trustees. For example, the fund will value a security that trades principally on a foreign market using the most recent closing market price from the market on which the security principally trades, unless, in BlackRock's judgment, a significant event subsequent to the market close has rendered such market closing price unreliable. Because significant events could affect the value of a foreign security between the close of the foreign market where the security is principally traded and the time the fund calculates its NAV, such closing price may not be reflective of current market conditions. In this case, the fund will use what it believes to be the fair value of the security as of the time the fund calculates its NAV.

Fair value represents a good faith approximation of the value of a security. A security's valuation may differ depending on the method used for determining value. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining a fund's NAV. As a result, a fund's sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Certain financial institutions may buy and sell BlackRock Shares on behalf of their customers. The institutions may charge a fee for this service and may impose additional conditions on owning fund shares. Shareholders should contact their institutions for more information.

Paying for shares

Payment for BlackRock Shares must normally be made in Federal funds or other funds immediately available by 4 p.m. (Eastern time) on the first business day following receipt of the order. Payment may also, at the discretion of the Fund, be made in the form of securities that are permissible investments for the respective fund. If payment is not received by this time, you will be responsible for any loss to the Fund.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Fund, to obtain, verify and record information that identifies each person who opens an account. When opening an account, you will be asked for your name, address, date of birth

9

and other information that will allow the Fund to identify you. The Fund may also ask to see other identifying documents such as a driver's license (for individuals) or Articles of Incorporation or other formation documents (for institutions). The Fund may use a third party to obtain and verify this information. The Fund may not be able to establish an account, or it may close your existing account and/or redeem your shares involuntarily, if you do not provide sufficient information within the relevant time periods.

How Much is the Minimum Investment?

The minimum investment for the initial purchase of BlackRock Shares is generally $5,000,000. The minimum initial investment for registered investment advisers is $250,000, and there is no minimum initial investment requirement for fee-based programs with an annual fee of at least .50% or qualified employee benefit plans. There is no minimum requirement for later investments. The Fund does not accept third party checks as payment for shares.

The Fund may permit a lower initial investment for certain investors if their purchase, combined with purchases by other investors received together by the Fund, meets the minimum investment requirement. The Fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements for any shareholder and suspend and resume the sale of any share class of any fund at any time for any reason.

Distribution and Service Plan

The Fund has adopted a plan (the Plan) that allows the Fund to pay distribution fees for the sale of its shares under Rule 12b-1 of the Investment Company Act and shareholder servicing fees for certain services provided to its shareholders.

In accordance with the Plan, with the exception of the Small Cap Value Equity Portfolio, BlackRock shares currently do not make such payments. The Fund, however, may enter into non-Plan agreements with brokers, dealers, financial institutions and industry professionals (including PNC Bank, Merrill Lynch & Co., Inc. (Merrill Lynch) and their affiliates) (Service Organizations) pursuant to which the Fund will pay a Service Organization for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are in addition to, rather than in lieu of, fees the Fund pays to its transfer agent and are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization or (2) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial.

10

The Plan permits BlackRock, the Distributor and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Fund). From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services at its or their own expense and out of its or their legitimate profits. BlackRock, the Distributor and their affiliates may compensate affiliated and unaffiliated Service Organizations for the sale and distribution of shares of the Fund or for these other services to the Fund and shareholders. These payments may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Service Organization, or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as "revenue sharing" payments. In some circumstances, these revenue sharing payments may create an incentive for a Service Organization, its employees or associated persons to recommend or sell shares of the Fund to you. Please contact your Service Organization for details about payments it may receive from the Fund or from BlackRock, the Distributor or their affiliates. For more information, see the SAI.

Selling Shares

Shareholders may place redemption orders by telephoning (800) 441-7762. Shares are redeemed at the NAV per share next determined after receipt of the redemption order minus any applicable redemption fee. See "Market Timing and Redemption Fees" below. The fund, the administrators and the distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures.

Payment for redeemed shares for which a redemption order is received before 4 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming shareholder on the next business day, provided that the fund's custodian is also open for business. Payment for redemption

11

orders received after 4 p.m. (Eastern time) or on a day when the fund's custodian is closed is normally wired in Federal funds on the next business day following redemption on which the fund's custodian is open for business. The Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgement of the Fund, an earlier payment could adversely affect the fund. No charge for wiring redemption payments is imposed by the Fund.

During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Redemption requests may also be mailed to BlackRock Funds, c/o PFPC Inc., P.O. Box 9819, Providence, RI 02940.

The Fund may refuse a telephone redemption request if it believes it is advisable to do so.

Market Timing and Redemption Fees

The Board of Trustees of the Fund has determined that the interests of long-term shareholders and the Fund's ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations—also known as "market timing." The Fund's funds are not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege for Investor, Institutional and R Shares is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of a fund and its shareholders. For example, large flows of cash into and out of a fund may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve the fund's investment goal. Frequent trading may cause a fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce a fund's performance.

A fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of the fund's portfolio securities and the determination of the fund's NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling fund shares at a price that does not reflect their true value. A similar

12

risk exists for funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. The Fund will seek to eliminate these opportunities by using fair value pricing, as described in "What Price Per Share Will You Pay?" above.

The Fund discourages market timing and seeks to prevent frequent purchases and sales or exchanges of fund shares that it determines may be detrimental to a fund or long-term shareholders. The Board of Trustees has approved the policies discussed below to seek to deter market timing activity. The Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of fund shares because legitimate strategies, such as asset allocation, dollar cost averaging or similar activities, may result in frequent trading of fund shares. It is not expected that shareholders would be harmed by such legitimate activities.

If, as a result of its own investigation, information provided by a financial intermediary or other third party, or otherwise, the Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If the Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and the Fund will not be responsible for any losses you therefore may suffer. In addition, any redemptions or exchanges that you make (as a result of the activity described above or otherwise) will be subject to any and all redemption fees, as described below. For transactions placed directly with the Fund, the Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Fund. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide the Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated are not known by the Fund. While the Fund monitors

13

for market timing activity, the Fund may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the funds. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a financial intermediary is determined by the Fund to be engaged in market timing or other improper trading activity, the Fund's distributor may terminate such financial intermediary's agreement with the distributor, suspend such financial intermediary's trading privileges or take other appropriate actions.

Each of the Fund's High Yield Bond, International Bond, Aurora, Small/Mid-Cap Growth, Small Cap Value Equity, Small Cap Core Equity, Small Cap Growth Equity, Health Sciences Opportunities, Global Science & Technology Opportunities, Global Resources, All-Cap Global Resources, U.S. Opportunities, Global Opportunities and International Opportunities Portfolios will automatically assess and retain a fee of 2% of the current NAV, after excluding the effect of any contingent deferred sales charges, of shares being redeemed or exchanged within 30 days of acquisition (other than those acquired through reinvestment of dividends or other distributions). A new 30-day period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Portfolio A are exchanged for shares of Portfolio B 20 days after the purchase of the Portfolio A shares, followed in 20 days by an exchange of the Portfolio B shares for shares of Portfolio C, will be subject to two redemption fees (one on each exchange).

The redemption fee is for the benefit of the remaining shareholders of a fund and is intended to encourage long-term investment, to compensate for transaction and other expenses caused by early redemptions and exchanges, and to facilitate portfolio management. The "first-in, first-out" method is used to determine the holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. The Fund sells shares to some 401(k) plans, 403(b) plans, bank or trust company accounts, and accounts of certain financial institutions or intermediaries that do not apply the redemption fee to underlying shareholders, often because of administrative or systems limitations. From time to time, with the approval of the Fund, the redemption fee will not be assessed on redemptions or exchanges by: (i) accounts of asset allocation programs or wrap programs

14

whose trading practices are determined by the Fund not to be detrimental to a fund or long-term shareholders (e.g., model driven programs with periodic automatic portfolio rebalancing that prohibit participant-directed trading and other programs with similar characteristics); (ii) accounts of shareholders who have died or become disabled; (iii) shareholders redeeming or exchanging shares through the Fund's Systematic Withdrawal Plan, Systematic Exchange Plan or in connection with required distributions from an IRA, 401(k) plan, 403(b) plan or any other Internal Revenue Code Section 401 qualified employee benefit plan or account, or distribution from a 529 plan; (iv) shareholders executing rollovers of current investments in the Fund through qualified employee benefit plans; and (v) certain other accounts in the absolute discretion of the Fund when the redemption fee is de minimis or a shareholder can demonstrate hardship. The Fund reserves the right to modify or eliminate these waivers at any time.

There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

The Fund may from time to time use other methods that it believes are appropriate to deter market timing or other trading activity that may be detrimental to a fund or long-term shareholders.

The Fund's Rights

The Fund may:

■  Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act,

■  Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act or as described in the second paragraph in the section "Selling Shares" above,

■  Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level, as described below, and

■  Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act.

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IMPORTANT DEFINITIONS

Adviser: The adviser of a mutual fund is responsible for the overall investment management of the fund. The adviser for BlackRock Funds is BlackRock.

Accounts with Low Balances

The Fund may redeem a shareholder's account in any fund at any time if the net asset value of the account in such fund falls below the required minimum initial investment as the result of a redemption or an exchange request. The shareholder will be notified in writing that the value of the account is less than the required amount and the shareholder will be allowed 60 days to make additional investments before the redemption is processed.

Statements

Every shareholder automatically receives quarterly account statements. In addition, for tax purposes, shareholders also receive a yearly statement describing the characteristics of any dividends or other distributions received.

Management

BlackRock Funds' adviser is BlackRock Advisors, LLC (BlackRock). BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 100 Bellevue Parkway, Wilmington, DE 19809. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with approximately $1.125 trillion of assets under management as of December 31, 2006. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc. and Merrill Lynch & Co., Inc.

For its investment advisory and sub-advisory services, BlackRock is entitled to fees computed daily and payable monthly. For the fiscal year ended September 30, 2006, the aggregate advisory fees paid by the fund to BlackRock as a percentage of average daily net assets was 0.50%.

The total annual advisory fees that can be paid to BlackRock (as a percentage of average daily net assets of the fund) are as follows:

Total Annual Advisory Fee (Before Waivers)

AVG DAILY NET ASSETS	INVESTMENT ADVISORY FEE
First $1 billion	0.550%
$1 billion-$2 billion	0.500%
$2 billion-$3 billion	0.475%
greater than $3 billion	0.450%

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A discussion regarding the basis for the Board of Trustees of the Fund approving the Fund's investment advisory contracts is available in the Fund's semi-annual report to shareholders.

Information about the portfolio manager for the fund is presented on page 7.

As discussed above, BlackRock has agreed contractually to cap net expenses (excluding (i) interest, taxes, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by a fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, a fund's investments; and (iv) other extraordinary expenses not incurred in the ordinary course of a fund's business, if any) of each share class of each fund at the levels shown in each fund's expense table.

To achieve this cap, BlackRock and the Fund have entered into an expense limitation agreement. The agreement sets a limit on certain of the operating expenses of each class of shares and requires BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit.

If within two years following a waiver or reimbursement the operating expenses of a share class that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that share class, the share class is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the fund of which the share class is a part has more than $50 million in assets, (2) BlackRock or an affiliate serves as the fund's investment adviser or administrator and (3) the Board of Trustees of the Fund has approved in advance the payments to BlackRock at the previous quarterly meeting of the Board.

Conflicts of Interest

The investment activities of BlackRock and its affiliates (including, for these purposes, Merrill Lynch & Co., Inc., BlackRock, Inc., The PNC Financial Services Group, Inc. and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively with BlackRock, the Affiliates)) in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock provides

17

investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the funds. BlackRock and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more Affiliates act or may act as an investor, investment banker, research provider, investment manager, financer, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in the global fixed income, currency, commodity, equity and other markets in which the funds directly and indirectly invest. Thus, it is likely that the funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate performs or seeks to perform investment banking or other services. One or more Affiliates may engage in proprietary trading and advise accounts and mutual funds that have investment objectives similar to those of the funds and/or that engage in and compete for transactions in the same types of securities, currencies and instruments as the funds. The trading activities of these Affiliates are carried out without reference to positions held directly or indirectly by the funds and may result in an Affiliate having positions that are adverse to those of the funds. No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the funds. As a result, an Affiliate may compete with the funds for appropriate investment opportunities. The results of the funds' investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the funds could sustain losses during periods in which one or more Affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the funds may, from time to time, enter into transactions in which an Affiliate or its other clients have an adverse interest. Furthermore, transactions undertaken by an Affiliate or Affiliate-advised clients may adversely impact the funds. Transactions by one or more Affiliate-advised clients or BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the funds. The funds' activities may be limited because of regulatory restrictions applicable to one or more Affiliates, and/or their

18

internal policies designed to comply with such restrictions. In addition, the funds may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. The funds also may invest in securities of companies for which an Affiliate provides or may some day provide research coverage. An Affiliate may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the funds or who engage in transactions with or for the funds. The funds may also make brokerage and other payments to an Affiliate in connection with the funds' portfolio investment transactions.

Under a securities lending program approved by the Fund's Board of Trustees, the Fund has retained an Affiliate of BlackRock to serve as the securities lending agent for the funds to the extent that a fund participates in the securities lending program. For these services, the lending agent may receive a fee from the funds, including a fee based on the returns earned on the funds' investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the funds may lend its portfolio securities under the securities lending program.

The activities of BlackRock or its Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.

Dividends and Distributions

BlackRock Funds makes two kinds of distributions to shareholders: net investment income and net realized capital gains.

The Fund will distribute net investment income, if any, at least annually.

Net realized capital gains (including net short-term capital gains), if any, will be distributed by the fund at least annually at a date determined by the Fund's Board of Trustees.

Your distributions will be reinvested at net asset value in new shares of the same class of the fund unless you instruct PFPC Inc.

19

in writing to pay them in cash. There are no sales charges on these reinvestments.

If you invest in a fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as "buying a dividend." Distributions that are declared in December, but paid in January are taxable as if they were paid in December.

Taxation of Distributions

Distributions paid out of the fund's "net capital gain" will be taxed to shareholders as long-term capital gain, regardless of how long a shareholder has owned shares. Distributions of net investment income and net short-term capital gains will generally be taxed to shareholders as ordinary income. However, individual shareholders who satisfy certain holding period requirements and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to "qualified dividend income" received by the fund. "Qualified dividend income" generally consists of dividends received from U.S. corporations (other than dividends from tax exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations.

Your annual tax statement from the Fund will present in detail the tax status of your distributions for each year.

Distributions paid by the fund with respect to certain qualifying dividends received by the fund from domestic corporations may be eligible for the corporate dividends received deduction.

If you do not provide a fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

Non-U.S. investors may be subject to U.S. withholding and/or estate tax, and will be subject to special U.S. tax certification requirements. Because every investor has an individual tax

20

situation, and also because the tax laws are subject to periodic changes, you should always consult your tax adviser about federal, state and local tax consequences of owning shares of the Fund.

Important Notice Regarding Delivery of Shareholder Documents

The fund delivers only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements to shareholders with multiple accounts at the same address. This practice is known as "householding" and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Electronic Access to Annual Reports, Semi-Annual Reports and Prospectuses

Electronic copies of most financial reports and prospectuses are available on the Fund's website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)  Access the BlackRock website at http://www.blackrock.com/edelivery

2)  Log into your account

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, Clients) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

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If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

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For more information:

This Prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Fund is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports

These reports contain additional information about each of the funds' investments. The annual report describes the funds' performance, lists portfolio holdings, and discusses recent market conditions, economic trends and fund investment strategies that significantly affected the funds' performance for the last fiscal year.

Statement of Additional Information (SAI)

A Statement of Additional Information, dated January 31, 2007, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the Fund, may be obtained free of charge, along with the Fund's annual and semi-annual reports, by calling (800) 441-7762. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus.

BlackRock Investment Services

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:00 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 441-7762.

Purchases and Redemptions

Call your registered representative or (800) 441-7762.

World Wide Web

Access general fund information and specific fund performance, including SAI and annual/semi-annual reports, free of charge. Request mutual fund prospectuses and literature. Forward mutual fund inquiries. www.blackrock.com/funds

Written Correspondence

BlackRock Funds
c/o PFPC Inc.
PO Box 9819
Providence, RI 02940-8019

Overnight Mail

BlackRock Funds
c/o PFPC Inc.
101 Sabin Street
Pawtucket, RI 02860

Portfolio Characteristics and Holdings

A description of the Fund's policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 882-0052.

Securities and Exchange Commission

You may also view and copy public information about the Fund, including the SAI, by visiting the EDGAR database on the SEC Web site (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC directly at (202) 551-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549.

INVESTMENT COMPANY ACT FILE NO. 811-05742

EQBRSPROS 07

ALTERNATIVES BLACKROCK SOLUTIONS EQUITIES FIXED INCOME LIQUIDITY REAL ESTATE

BlackRock Funds
Long Duration Bond Portfolio

Investor A Shares

Prospectus

January 31, 2007

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of

Contents

How to Find the Information You Need	How to Find the Information You Need	1

	Long Duration Bond	2

About Your Investment	How to Buy/Sell Shares	9

	Dividends/Distributions/Taxes	27

	Services for Shareholders	29

How to Find the
Information You Need

About BlackRock Funds

This is the BlackRock Long Duration Bond Portfolio (Investor A Shares) Prospectus. It has been written to provide you with the information you need to make an informed decision about whether to invest in BlackRock Funds (the Fund). The Fund's investment adviser is BlackRock Advisors, LLC (BlackRock).

The Prospectus has been organized so that the fund has a short section with important fund facts. Also included are sections that tell you about buying and selling shares, certain fees and expenses, shareholder features of the fund and your rights as a shareholder.

If you have questions after reading the Prospectus, ask your registered representative for assistance. Your investment professional has been trained to help you decide which investments are right for you.

1

BlackRock

Long Duration Bond Portfolio

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Investment Goal

The fund seeks to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund normally invests at least 80% of its assets in bonds and maintains an average portfolio duration that is within ±20% of the duration of the Lehman Brothers Long Government/Credit Index (the benchmark). As of August 31, 2006, the duration of the benchmark was 10.7 years.

The management team evaluates sectors of the U.S. and non-U.S. bond markets and individual securities within these sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, pass-throughs, asset-backed securities, corporate bonds and taxable and tax-exempt municipal bonds. The fund may also invest in preferred stock. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the benchmark.

The fund invests primarily in dollar-denominated investment grade bonds, but may invest up to 20% of its assets in any combination of non-investment grade bonds (high yield or junk bonds), non-dollar denominated bonds and bonds of emerging market issuers. The fund's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

Non-investment grade bonds acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor's or Ba or lower by Moody's) or will be determined by the management team to be of similar quality. The fund may invest in securities rated in the category C and above or determined by the management team to be of comparable quality. Split rated bonds will be considered to have the higher rating.

A security will be sold if in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right

2

to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. The fund's investments in commercial

IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

High Yield Bonds: Sometimes referred to as "junk bonds", these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low-rated issuer.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Lehman Brothers Long Government/Credit Index: An unmanaged index comprised of U.S. Government securities or investment grade credit securities from the more comprehensive Lehman Brothers U.S. Aggregate Index. This index concentrates on long maturity bonds and thus excludes all maturities from the broader index that are less than 10 years.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

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mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

The fund may invest up to 20% of its assets in any combination of non-investment grade bonds (high yield or junk bonds), non-dollar denominated bonds and bonds of emerging market issuers. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past, and may do so again in the future, as a result of economic and political turmoil in many of these countries.

Non-investment grade securities carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is a significant risk that

4

companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also impact the market for lower-rated securities and the fund.

The market for high yield bonds is not as liquid as the markets for higher rated securities. This means that it may be harder to buy and sell high yield bonds, especially on short notice, and high yield bonds may be more difficult for the fund to value accurately than higher rated securities. The market for high yield bonds could also be impacted by legal or tax changes.

Securities rated C are considered highly speculative and may be used to cover a situation where the issuer has filed a bankruptcy petition but debt service payments are continued. While such debt will likely have some quality and protective characteristics, those are outweighed by large uncertainties or major risk exposure to adverse conditions.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the

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transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

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When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A Shares of the fund. The "Annual Fund Operating Expenses" table presents estimated expenses for the fund's first fiscal year and may not reflect expenses of the fund after February 1, 2008.

Shareholder Fees

(Fees paid directly from your investment)

A Shares
Maximum Sales Charge (Load) Imposed on Purchases* (as percentage of offering price)	4.0%
Maximum Deferred Sales Charge (Load) (as percentage of offering price)	0.0%

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		.50%
Distribution (12b-1) fees		– –
Other expenses[1]		.88%
Service fees	.25%
Other	.63%
Total annual fund operating expenses		1.38%
Fee waivers and expense reimbursements[2]		.48%
Net expenses[2]		.90%

  *  Reduced front-end sales charges may be available (see the section "Can the Sales Charge be Reduced or Eliminated?" for more information regarding the reduction of front-end sales charges). A CDSC of 0.50% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

  1  The fund is newly organized and, accordingly, "Other expenses" are based on estimated amounts for the current fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit expenses to 0.90% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. Including voluntary waivers, the net expenses for the Investor A shares of the fund are estimated to be 0.89% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses). These voluntary waivers may be terminated at any time. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
A Shares*	$488	$774

  *  Reflects imposition of sales charge.

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Distribution Fees: Fees paid to the fund's distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

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As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), the fund's sub-adviser, including the following individuals who have day-to-day responsibility: Keith Anderson, Managing Director of BFM since 1988 and Vice Chairman since 2006, and Stuart Spodek, Managing Director of BFM since 2002.

Mr. Anderson is responsible for global fixed income strategy, asset allocation and the overall management of client portfolios. In this capacity, he coordinates BlackRock's team of portfolio managers and credit analysts who specialize in the government, agency, corporate and mortgage sectors and sub-sectors, worldwide. He is the Global Chief Investment Officer for Fixed Income, a member of BlackRock's Management and Executive Committees and Chairman of the Investment Strategy Group.

Mr. Spodek is a member of the Investment Strategy Group and his primary responsibility is managing fixed income portfolios, with a sector emphasis on global government bonds, derivative instruments and implementing yield curve strategy across global portfolios. Mr. Spodek joined BlackRock in 1993.

Mr. Anderson and Mr. Spodek have been managing the fund since inception.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

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About Your Investment

Buying Shares from a Registered Investment Professional

BlackRock Funds believes that investors can benefit from the advice and ongoing assistance of a registered investment professional. Accordingly, when you buy or sell BlackRock Funds Investor A Shares, you may pay a sales charge, which is used to compensate your investment professional for services provided to you. An investment professional who is compensated for selling shares may receive a different amount for each class.

As a shareholder you pay certain fees and expenses. Shareholder fees are paid directly from your investment and annual fund operating expenses are paid out of fund assets and are reflected in the fund's net asset value.

Your registered representative can help you to buy shares by telephone. Before you place your order make sure that you have read the Prospectus and have a discussion with your registered representative about the details of your investment.

What Price Per Share Will You Pay?

The price of mutual fund shares generally changes every day the New York Stock Exchange (NYSE) is open (business day). A mutual fund is a pool of investors' money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $50 million and has 5 million shares outstanding, the net asset value (NAV) per share is $10. When you buy Investor A Shares you pay the NAV per share plus the applicable front-end sales charge.

PFPC Inc. (PFPC), the Fund's transfer agent, will probably receive your order from your registered representative, who takes your order. However, you can also fill out a purchase application and mail it to the transfer agent with your check. Please call (800) 441-7762 for a purchase application. Purchase orders received by the transfer agent before the close of regular trading on the NYSE (currently 4 p.m. (Eastern time)) on each day the NYSE is open will be priced based on the NAV calculated at the close of trading on that day plus any applicable sales charge. NAV is calculated separately for each class of shares of the fund as of the close of business on the NYSE, generally 4 p.m. (Eastern time), each day the NYSE is open. Shares will not be priced on days the NYSE is closed. Purchase orders received after the close of trading will be priced based on the next calculation of NAV. Non-U.S. securities and certain other securities held by the fund may trade on days

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when the NYSE is closed. In these cases, net asset value of shares may change when fund shares cannot be bought or sold.

Since the NAV changes daily, the price of your shares depends on the time that your order is received by the Fund's transfer agent, whose job it is to keep track of shareholder records.

The fund's assets are valued primarily on the basis of market quotations. Certain short-term debt securities are valued on the basis of amortized cost. When a determination is made that market quotations are not readily available, including, but not limited to, when (i) the exchange or market on which a security is traded does not open for trading for an entire trading day and no other market prices are available, (ii) a particular security does not trade regularly or has had its trading halted, (iii) a security does not have a price source due to its lack of liquidity, (iv) BlackRock believes a market quotation from a broker-dealer is unreliable (e.g., where it varies significantly from a recent trade), (v) the security is thinly traded or (vi) there has been a significant subsequent event, the fund values the affected securities at fair value as determined by BlackRock pursuant to procedures adopted by the Fund's Board of Trustees. For example, the fund will value a security that trades principally on a foreign market using the most recent closing market price from the market on which the security principally trades, unless, in BlackRock's judgment, a significant event subsequent to the market close has rendered such market closing price unreliable. Because significant events could affect the value of a foreign security between the close of the foreign market where the security is principally traded and the time the fund calculates its NAV, such closing price may not be reflective of current market conditions. In this case, the fund will use what it believes to be the fair value of the security as of the time the fund calculates its NAV.

Fair value represents a good faith approximation of the value of a security. A security's valuation may differ depending on the method used for determining value. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the fund's NAV. As a result, the fund's sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at

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fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

When Must You Pay?

Payment for an order must be made in Federal funds or other immediately available funds by the time specified by your registered representative or other financial intermediary, but in no event later than 4 p.m. (Eastern time) on the third business day following PFPC's receipt of the order. If payment is not received by this time, the order will be cancelled and you and your registered representative or other financial intermediary will be responsible for any loss to the Fund. For shares purchased directly from the transfer agent, a check payable to BlackRock Funds which bears the name of the fund you are purchasing must accompany a completed purchase application. There is a $20 fee for each purchase check that is returned due to insufficient funds. The Fund does not accept third-party checks. You may also wire Federal funds to the transfer agent to purchase shares, but you must call the Fund at (800) 441-7762 before doing so to confirm the wiring instructions.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Fund, to obtain, verify and record information that identifies each person who opens an account. When opening an account, you will be asked for your name, address, date of birth and other information that will allow the Fund to identify you. The Fund may also ask to see other identifying documents such as a driver's license (for individuals) or Articles of Incorporation or other formation documents (for institutions). The Fund may use a third party to obtain and verify this information. The Fund may not be able to establish an account, or it may close your existing account and/or redeem your shares involuntarily, if you do not provide sufficient information within the relevant time periods.

How Much is the Minimum Investment?

The minimum investment for the initial purchase of Investor A Shares is $1,000. The Fund permits a lower initial investment for employees of the Fund or one of its service providers and through certain fee-based programs, qualified employee benefit plans and the Automatic Investment Plan (AIP) in which shareholders make regular, periodic investments through a savings or checking account. See "Automatic Investment Plan" below.

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There is a $50 minimum for all subsequent investments, subject to certain exclusions.

The Fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements for any shareholder and suspend and resume the sale of any share class of any fund at any time for any reason.

Which Pricing Option Should You Choose?

BlackRock Funds offers different pricing options to investors in the form of different share classes. Your registered representative can help you decide which option works best for you.

Investor A Shares (Front-End Load)

■  One time sales charge paid at time of purchase

■  No distribution fees

■  Free exchange with other Investor A Shares in BlackRock Funds family

■  Advantage: Makes sense for investors who are eligible to have the sales charge reduced or eliminated or who have a long-term investment horizon because there are no ongoing distribution fees.

■  Disadvantage: You pay a sales charge up-front, and therefore you start off owning fewer shares.

A portion of the front-end sales charge on Investor A Shares is reallowed to your registered representative, as described in the SAI. Please contact your registered representative for details about compensation he or she receives for selling you shares of the Fund. To receive information about sales charges and payments to registered representatives free of charge, please see the SAI or go to www.blackrock.com/funds.

How Much is the Sales Charge?

The table below shows the schedules of sales charges that you may pay if you buy and sell Investor A Shares of the fund.

Purchase of
Investor A Shares

The following table shows the front-end sales charges that you may pay if you buy Investor A Shares. The offering price for Investor A Shares includes any front-end sales charge. The front-end sales charge expressed as a percentage of the offering price may be higher or lower than the charge described below due to

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rounding. Similarly, any contingent deferred sales charge paid upon certain redemptions of Investor A Shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described below due to rounding. You may qualify for a reduced front-end sales charge. Purchases of Investor A Shares at certain fixed dollar levels, known as "breakpoints," cause a reduction in the front-end sales charge. Once you achieve a breakpoint, you pay that sales charge on your entire purchase amount (and not just the portion above the breakpoint). Additionally, the front-end sales charge can be reduced or eliminated through one or a combination of the following: the right of accumulation, a Letter of Intent, the reinstatement privilege, quantity discounts or a waiver of the sales charge (described below). In order to receive a reduction in your Investor A sales charge, you must contact your financial adviser or the Fund at the time of your purchase to let them know that you qualify for such a reduction. If you do not notify your financial adviser or the Fund, you may not receive the sales charge to which you are otherwise entitled.

The following schedule of front-end sales charges and quantity discounts applies to the Long Duration Bond Portfolio.

AMOUNT OF TRANSACTION AT OFFERING PRICE	SALES CHARGE AS % OF OFFERING PRICE*	SALES CHARGE AS % OF NET ASSET VALUE*
Less than $25,000	4.00%	4.17%
$25,000 but less than $100,000	3.75%	3.90%
$100,000 but less than $250,000	3.50%	3.63%
$250,000 but less than $500,000	2.50%	2.56%
$500,000 but less than $750,000	2.00%	2.04%
$750,000 but less than $1,000,000	1.50%	1.52%
$1 million or more	0.00%	0.00%

*  There is no initial sales charge on purchases of $1,000,000 or more of Investor A Shares; however, you will pay a contingent deferred sales charge of 0.50% of the price of the shares when purchased or the net asset value of the shares on the redemption date (whichever is less) for shares redeemed within 18 months after purchase.

The Fund's distributor retains .25% of the sales charge on all purchases of Investor A Shares. When an investor purchases Investor A Shares directly from the Fund (and not through a broker), the distributor retains the entire front-end sales charge.

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Can the Sales Charge Be Reduced or Eliminated?

There are several ways in which the sales charge can be reduced or eliminated. Purchases of Investor A Shares at certain fixed dollar levels, known as "breakpoints," cause a reduction in the front-end sales charge (as described above in the "Purchase of Investor A Shares" section). Additionally, the front-end sales charge can be reduced or eliminated through one or a combination of the following: the right of accumulation, a Letter of Intent, the reinstatement privilege, quantity discounts or a waiver of the sales charge (described below). You may be required to provide PFPC and/or your registered representative with certain records and information in connection with the exercise of these rights, including information or records regarding shares of the fund held (i) in other accounts at your registered representative, (ii) at any other financial intermediary and (iii) at any financial intermediary by your related parties, such as members of your family or household. For more information, see the SAI or contact your investment professional.

Right of Accumulation

Investors have a "right of accumulation" under which the current value of an investor's existing Investor A, A1, B, B1, B2, C, C1, C2 and Institutional Shares in most BlackRock funds may be combined with the amount of the current purchase in determining whether an investor qualifies for a breakpoint and a reduced front-end sales charge. Service Organizations may value current holdings of their customers differently for purposes of determining whether an investor qualifies for a breakpoint and a reduced front-end sales charge, although customers of the same Service Organization will be treated similarly. In order to use this right, the investor must alert PFPC to the existence of any previously purchased shares.

Letter of Intent

An investor may qualify for a reduced front-end sales charge immediately by signing a "Letter of Intent" stating the investor's intention to buy a specified amount of Investor A, B, C or Institutional Shares in one or more funds within the next 13 months that would, if bought all at once, qualify the investor for a reduced sales charge. The initial investment must meet the minimum initial purchase requirement. The 13-month Letter of Intent period commences on the day that the Letter of Intent is received by PFPC, and the investor must tell PFPC that later purchases are subject to the Letter of Intent. During the term of

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the Letter of Intent, PFPC will hold Investor A Shares representing up to 5% of the indicated amount in an escrow account for payment of a higher sales load if the full amount indicated in the Letter of Intent is not purchased. If the full amount indicated is not purchased within the 13-month period, and the investor does not pay the higher sales load within 20 days, PFPC will redeem enough of the Investor A Shares held in escrow to pay the difference.

Reinstatement Privilege

Upon redemption of Institutional and Investor A, A1, B, B1, B2, C, C1 and C2 Shares, shareholders may reinvest their redemption proceeds (after paying any applicable CDSC or redemption fee) in Investor A Shares of the SAME fund without paying a front-end sales charge. This right may be exercised once a year and within 60 days of the redemption, provided that the Investor A Share class of that fund is currently open to new investors or the shareholder has a current account in that closed fund. Shares will be purchased at the NAV calculated at the close of trading on the day the request is received. To exercise this privilege, PFPC must receive written notification from the shareholder of record or the registered representative of record, at the time of purchase. Investors should consult a tax adviser concerning the tax consequences of exercising this reinstatement privilege.

Quantity Discounts

In addition to quantity discounts for individuals which we discussed above, there are ways for you to qualify for breakpoints and therefore reduce the front-end sales charge by combining your order with the orders of (a) your spouse and any of your children under the age of 21, or (b) a trustee or fiduciary of a single trust estate or single fiduciary account. All orders must be placed at one time and certain restrictions apply. Investors must tell PFPC or their broker, at the time of purchase, that they are aggregating their purchases. For more information, please contact the Fund at (800) 441-7762 or see the SAI.

Waiving the Sales Charge

The following investors may buy Investor A Shares without paying a front-end sales charge: (a) authorized qualified employee benefit plans or savings plans and rollovers of current investments in the Fund through such plans; (b) persons investing

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through an authorized payroll deduction plan; (c) persons investing through an authorized investment plan for organizations which operate under Section 501(c)(3) of the Internal Revenue Code; (d) registered investment advisers, trust companies and bank trust departments exercising discretionary investment authority with respect to amounts to be invested in the fund; (e) persons participating in selected fee-based programs under which they (i) pay advisory fees to a broker-dealer or other financial institution or (ii) pay fees to a broker-dealer or other financial institution for providing transaction processing and other administrative services, but not investment advisory services; and (f) employees of MetLife. Investors who qualify for any of these exemptions from the sales charge must purchase Investor A Shares. Additionally, some people associated with the Fund and its service providers may buy Investor A Shares without paying a sales charge. The front-end sales charge is not applied on Investor A Shares acquired through the reinvestment of dividends or distributions. There is no initial sales charge on purchases of $1,000,000 or more of Investor A Shares; however, you may pay a CDSC as described in "Purchase of Investor A Shares." The applicable CDSC on Investor A Shares is not charged in connection with: (a) redemptions of Investor A Shares purchased through authorized qualified employee benefit plans or savings plans and rollovers of current investments in the Fund through such plans; (b) exchanges described in "Exchange Privilege" below; (c) redemptions made in connection with minimum required distributions due to the shareholder reaching age 70 1/2 from IRA and 403(b)(7) accounts; (d) redemptions made with respect to certain qualified employee benefit plans sponsored by the Fund, BlackRock or its affiliates; (e) redemptions (i) within one year of a shareholder's death or, if later, the receipt of a certified probate settlement (including in connection with the distribution of account assets to a beneficiary of the decedent) or (ii) in connection with a shareholder's disability (as defined in the Internal Revenue Code) subsequent to the purchase of Investor A Shares; (f) involuntary redemptions of Investor A Shares in accounts with low balances; (g) certain redemptions made pursuant to the Systematic Withdrawal Plan (described below); (h) redemptions related to the payment of PFPC custodial IRA fees; and (i) redemptions when a shareholder can demonstrate hardship, in the absolute discretion of the Fund. For more information on the waivers, please contact the Fund at (800) 441-7762 or see the SAI.

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Distribution and Service Plan

The Fund has adopted a plan (the Plan) that allows the Fund to pay distribution fees for the sale of its shares under Rule 12b-1 of the Investment Company Act and shareholder servicing fees for certain services provided to its shareholders. Investor A Shares do not pay a distribution fee.

Under the Plan, the Fund pays shareholder servicing fees to brokers, dealers, financial institutions and industry professionals (including BlackRock, PNC Bank, Merrill Lynch & Co., Inc. (Merrill Lynch) and their affiliates) (Service Organizations) whereby the Service Organizations provide support services to their customers who own Investor A Shares in return for these fees. The Fund may pay a shareholder servicing fee of up to .25% per year of the average daily net asset value of Investor A Shares of the fund. All Investor A Shares pay this shareholder servicing fee.

In return for the shareholder servicing fee, Service Organizations (including BlackRock) may provide one or more of the following services to their customers who own Investor A Shares:

(1)  Responding to customer questions on the services performed by the Service Organization and investments in Investor Shares;

(2)  Assisting customers in choosing and changing dividend options, account designations and addresses; and

(3)  Providing other similar shareholder liaison services.

The shareholder servicing fees payable pursuant to the Plan are fees payable for the administration and servicing of shareholder accounts and not costs which are primarily intended to result in the sale of the fund's shares.

Because the fees paid by the Fund under the Plan are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment.

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For more information on the Plan including a complete list of services provided thereunder, see the SAI.

In addition to, rather than in lieu of, distribution and shareholder servicing fees that the Fund may pay to a Service Organization pursuant to the Plan and fees the Fund pays to its transfer agent, the Fund may enter into non-Plan agreements with Service Organizations pursuant to which the Fund will pay a Service Organization for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization or (2) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial.

The Plan permits BlackRock, the Distributor and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Fund). From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits. BlackRock, the Distributor and their affiliates may compensate affiliated and unaffiliated Service Organizations for the sale and distribution of shares of the Fund or for these other services to the Fund and shareholders. These payments would be in addition to the Fund payments described in this Prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Service Organization, or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as "revenue sharing" payments. In some circumstances, these revenue sharing payments may create an incentive for a Service Organization, its employees or associated persons to recommend or sell shares of the Fund to you. Please contact your Service Organization for details about payments it may receive from the Fund or from BlackRock, the Distributor or their affiliates. For more information, see the SAI.

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Selling Shares

You can redeem shares at any time. The Fund will redeem your shares at the next NAV calculated after your order is received by the fund's transfer agent minus any applicable CDSC and/or redemption fee. Each of the CDSC and redemption fee is assessed without regard to the other. See "Market Timing and Redemption Fees" below. Shares may be redeemed by sending a written redemption request to BlackRock Funds, c/o PFPC Inc., P.O. Box 9819, Providence, RI 02940-8019. Shares may also be redeemed by telephone request by calling (800) 441-7762. Redemption proceeds may be paid by check or, if the Fund has verified banking information on file, through the Automated Clearing House Network (ACH) or by wire transfer. Redemption requests in excess of $100,000 (for checks) and $250,000 (for ACH and wire transfers) must be in writing with a medallion signature guarantee. Shares may also be redeemed by use of the Fund's automated voice response unit service (VRU). Payment for shares redeemed by VRU or Internet may be made for non-qualified employee benefit plan accounts in amounts up to $25,000, either through check, ACH or wire. You will be charged a fee of $7.50 for each redemption payment made by wire transfer and $15 for redemptions by check sent via overnight mail.

You can also make redemption requests through your registered investment professional, who may charge for this service.

Unless another option is requested, payment for redeemed shares is normally made by check mailed within seven days after PFPC receives the redemption request. If the shares to be redeemed have been recently purchased by check, PFPC may delay the payment of redemption proceeds for up to 10 business days after the purchase date until the check has cleared.

Market Timing and Redemption Fees

The Board of Trustees of the Fund has determined that the interests of long-term shareholders and the Fund's ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations—also known as "market timing." The fund is not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege for Investor, Institutional and R Shares is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have

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an adverse effect on the performance of a fund and its shareholders. For example, large flows of cash into and out of the fund may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve the fund's investment goal. Frequent trading may cause the fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce the fund's performance.

A fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of the fund's portfolio securities and the determination of the fund's NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling fund shares at a price that does not reflect their true value. A similar risk exists for funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. The Fund will seek to eliminate these opportunities by using fair value pricing, as described in "What Price Per Share Will You Pay?" above.

The Fund discourages market timing and seeks to prevent frequent purchases and sales or exchanges of fund shares that it determines may be detrimental to the fund or long-term shareholders. The Board of Trustees has approved the policies discussed below to seek to deter market timing activity. The Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of fund shares because legitimate strategies, such as asset allocation, dollar cost averaging or similar activities, may result in frequent trading of fund shares. It is not expected that shareholders would be harmed by such legitimate activities.

If, as a result of its own investigation, information provided by a financial intermediary or other third party, or otherwise, the Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If the Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and the Fund will not be responsible for any losses you therefore may suffer. In addition, any redemptions or exchanges that you make (as a result of the

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activity described above or otherwise) will be subject to any and all redemption fees, as described below. For transactions placed directly with the Fund, the Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Fund. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide the Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated are not known by the Fund. While the Fund monitors for market timing activity, the Fund may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the funds. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a financial intermediary is determined by the Fund to be engaged in market timing or other improper trading activity, the Fund's distributor may terminate such financial intermediary's agreement with the distributor, suspend such financial intermediary's trading privileges or take other appropriate actions.

Each of the Fund's High Yield Bond, International Bond, Aurora, Small/Mid-Cap Growth, Small Cap Value Equity, Small Cap Core Equity, Small Cap Growth Equity, Health Sciences Opportunities, Global Science & Technology Opportunities, Global Resources, All-Cap Global Resources, Global Opportunities, International Opportunities and U.S. Opportunities Portfolios will automatically assess and retain a fee of 2% of the current NAV, after excluding the effect of any contingent deferred sales charges, of shares being redeemed or exchanged within 30 days of acquisition (other than those acquired through reinvestment of dividends or other distributions). A new 30-day period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Portfolio A are exchanged for shares of Portfolio B 20 days after the purchase of the Portfolio A shares, followed in 20 days by an exchange of the Portfolio B shares for shares of Portfolio C, will be subject to two redemption fees (one on each exchange).

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The redemption fee is for the benefit of the remaining shareholders of a fund and is intended to encourage long-term investment, to compensate for transaction and other expenses caused by early redemptions and exchanges, and to facilitate portfolio management. The "first-in, first-out" method is used to determine the holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. The Fund sells shares to some 401(k) plans, 403(b) plans, bank or trust company accounts, and accounts of certain financial institutions or intermediaries that do not apply the redemption fee to underlying shareholders, often because of administrative or systems limitations. From time to time, with the approval of the Fund, the redemption fee will not be assessed on redemptions or exchanges by: (i) accounts of asset allocation programs or wrap programs whose trading practices are determined by the Fund not to be detrimental to a fund or long-term shareholders (e.g., model driven programs with periodic automatic portfolio rebalancing that prohibit participant-directed trading and other programs with similar characteristics); (ii) accounts of shareholders who have died or become disabled; (iii) shareholders redeeming or exchanging shares through the Fund's Systematic Withdrawal Plan, Systematic Exchange Plan or in connection with required distributions from an IRA, 401(k) plan, 403(b) plan or any other Internal Revenue Code Section 401 qualified employee benefit plan or account, or distribution from a 529 plan; (iv) shareholders executing rollovers of current investments in the Fund through qualified employee benefit plans; and (v) certain other accounts in the absolute discretion of the Fund when the redemption fee is de minimis or a shareholder can demonstrate hardship. The Fund reserves the right to modify or eliminate these waivers at any time.

There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

The Fund may from time to time use other methods that it believes are appropriate to deter market timing or other trading activity that may be detrimental to a fund or long-term shareholders.

Expedited Redemptions

If a shareholder has given authorization for expedited redemption, shares can be redeemed by telephone and the proceeds sent by check to the shareholder or by Federal wire

22

transfer to a single previously designated bank account. Shareholders will pay $15 for redemption proceeds sent by check via overnight mail and $7.50 for redemption proceeds sent by Federal wire transfer. You are responsible for any additional charges imposed by your bank for this service. Once authorization for expedited redemptions is on file, the Fund will honor requests by telephone at (800) 441-7762. The Fund is not responsible for the efficiency of the Federal wire system or the shareholder's firm or bank. The Fund may refuse a telephone redemption request if it believes it is advisable to do so and may use reasonable procedures to make sure telephone instructions are genuine. The Fund and its service providers will not be liable for any loss that results from acting upon telephone instructions that they reasonably believed to be genuine in accordance with those procedures. The Fund may alter the terms of or terminate this expedited redemption privilege at any time for any reason.

The Fund's Rights

The Fund may:

■  Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act,

■  Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act or as described in the third paragraph in the section "Selling Shares" above,

■  Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level, as described below, and

■  Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act.

Accounts with Low Balances

The Fund may redeem a shareholder's account in the fund at any time if the net asset value of the account in the fund falls below $500 as the result of a redemption or an exchange request. This minimum does not apply to accounts of authorized qualified employee benefit plans, selected fee-based programs and accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts. The shareholder will be notified in writing that the value of the account is less than the required

23

amount and the shareholder will be allowed 60 days to make additional investments before the redemption is processed.

BlackRock Funds' adviser is BlackRock Advisors, LLC (BlackRock). BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 100 Bellevue Parkway, Wilmington, DE 19809. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with approximately $1.125 trillion of assets under management as of December 31, 2006. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc. and Merrill Lynch & Co., Inc. BlackRock Financial Management, Inc. (BFM), an affiliate of BlackRock located at 40 E. 52nd Street, New York, NY 10022, acts as sub-adviser to the fund.

For their investment advisory and sub-advisory services, BlackRock and BFM, as applicable, are entitled to fees computed daily on a fund-by-fund basis and payable monthly.

IMPORTANT DEFINITIONS

Adviser: The adviser of a mutual fund is responsible for the overall investment management of the fund. The adviser for BlackRock Funds is BlackRock Advisors, LLC.

Sub-Adviser: The sub-adviser of a fund is responsible for its day-to-day management and will generally make all buy and sell decisions. Sub-advisers also provide research and credit analysis. The sub-adviser for the fund is BlackRock Financial Management, Inc.

The maximum annual advisory fees that can be paid to BlackRock (as a percentage of average daily net assets) are as follows:

Total Annual Advisory Fee (Before Waivers)

AVG. DAILY NET ASSETS	INVESTMENT ADVISORY FEE
First $1 billion	.500%
$1 billion-$2 billion	.450%
$2 billion-$3 billion	.425%
greater than $3 billion	.400%

A discussion regarding the basis for the Board of Trustees of the Fund approving the fund's investment advisory contracts is available in the fund's statement of additional information.

As discussed above, BlackRock has agreed contractually to cap net expenses (excluding (i) interest, taxes, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by a fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, a fund's investments; and (iv) other extraordinary expenses not incurred in

24

the ordinary course of a fund's business, if any) of each share class of the fund at the levels shown in the fund's expense table.

To achieve this cap, BlackRock and the Fund have entered into an expense limitation agreement. The agreement sets a limit on certain of the operating expenses of each class of shares and requires BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit.

If within two years following a waiver or reimbursement, the operating expenses of a share class that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that share class, the share class is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the fund of which the share class is a part has more than $50 million in assets, (2) BlackRock or an affiliate serves as the fund's investment adviser or administrator and (3) the Board of Trustees of the Fund has approved in advance the payments to BlackRock at the previous quarterly meeting of the Board.

Conflicts of Interest

The investment activities of BlackRock and its affiliates (including, for these purposes, Merrill Lynch & Co., Inc., BlackRock, Inc., The PNC Financial Services Group, Inc. and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively with BlackRock, the Affiliates)) in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock provides investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the funds. BlackRock and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more Affiliates act or may act as an investor, investment banker, research provider, investment manager, financer, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in the global fixed income, currency, commodity, equity and other markets in which the funds directly and indirectly invest. Thus, it is likely that the funds will

25

have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate performs or seeks to perform investment banking or other services. One or more Affiliates may engage in proprietary trading and advise accounts and mutual funds that have investment objectives similar to those of the funds and/or that engage in and compete for transactions in the same types of securities, currencies and instruments as the funds. The trading activities of these Affiliates are carried out without reference to positions held directly or indirectly by the funds and may result in an Affiliate having positions that are adverse to those of the funds. No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the funds. As a result, an Affiliate may compete with the funds for appropriate investment opportunities. The results of the funds' investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the funds could sustain losses during periods in which one or more Affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the funds may, from time to time, enter into transactions in which an Affiliate or its other clients have an adverse interest. Furthermore, transactions undertaken by an Affiliate or Affiliate-advised clients may adversely impact the funds. Transactions by one or more Affiliate-advised clients or BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the funds. The funds' activities may be limited because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. In addition, the funds may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. The funds also may invest in securities of companies for which an Affiliate provides or may some day provide research coverage. An Affiliate may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the funds or who engage in transactions with or for the funds. The funds may also make brokerage and other payments to an Affiliate in connection with the funds' portfolio investment transactions.

Under a securities lending program approved by the Fund's Board of Trustees, the Fund has retained an Affiliate of BlackRock to serve as the securities lending agent for the funds to the extent that

26

a fund participates in the securities lending program. For these services, the lending agent may receive a fee from the funds, including a fee based on the returns earned on the funds' investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the funds may lend its portfolio securities under the securities lending program.

The activities of BlackRock or its Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.

Dividends and Distributions

BlackRock Funds makes two kinds of distributions to shareholders: net investment income and net realized capital gains.

Distributions of net investment income derived by the fund are paid within ten days after the end of each month. The Fund's Board of Trustees may change the timing of such dividend payments.

Net realized capital gains (including net short-term capital gains), if any, will be distributed by the fund at least annually at a date determined by the Fund's Board of Trustees.

Your distributions will be reinvested at net asset value in new shares of the same class of the fund unless you instruct PFPC in writing to pay them in cash. There are no sales charges on these reinvestments.

If you invest in the fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as "buying a dividend." Distributions that are declared in October, November or December, but paid in January are taxable as if they were paid in December.

Taxation of Distributions

Distributions paid out of the fund's "net capital gain" will be taxed to shareholders as long-term capital gain, regardless of how long a shareholder has owned shares. Distributions of net investment income, other than exempt-interest dividends, and net short-term capital gains will generally be taxed to shareholders as

27

ordinary dividend income. However, individual shareholders who satisfy certain holding period requirements and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to "qualified dividend income" received by the fund. "Qualified dividend income" generally consists of dividends received from U.S. corporations (other than dividends from tax exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations.

Dividends paid with respect to interest on securities issued by the U.S. Government and its agencies may also be exempt from some types of state and local taxes.

Your annual tax statement from the Fund will present in detail the tax status of your distributions for each year.

When you sell your shares of the fund, you may realize a capital gain or loss. Use of the exchange privilege also will be treated as a taxable event because it will be deemed a redemption and subsequent purchase of the shares involved. Therefore, use of the exchange privilege may be subject to federal, state and local income tax.

If you do not provide the fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

Non-U.S. investors may be subject to U.S. withholding and/or estate tax, and will be subject to special U.S. tax certification requirements. Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax adviser about federal, state and local tax consequences of owning shares of the Fund.

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Services for Shareholders

BlackRock Funds offers shareholders many special features which can enable investors to have greater investment flexibility as well as more access to information about the Fund.

Additional information about these features is available by calling the Fund at (800) 441-7762.

Exchange Privilege

Once you are a shareholder, you have the right to exchange Investor A Shares from one fund to Investor A Shares of another to meet your changing financial needs. Please note that you can exchange only into a share class and fund that are open to new investors, unless you have a current account in a fund that is closed to new investors.

You can exchange $1,000 or more from one fund into another. (You can exchange less than $1,000 if you already have an account in the fund into which you are exchanging.) Investor A Shares of each fund may be exchanged for shares of the same class of other funds which offer that class of shares, based on their respective net asset values. For Federal income tax purposes a share exchange is a taxable event and a capital gain or loss may be realized. Please consult your tax or other financial adviser before making an exchange request.

There are several ways to make an exchange: you may call the Fund at (800) 441-7762 and speak with one of our representatives, make the exchange via the Internet by accessing your account online, or you may send a written request to us at BlackRock Funds c/o PFPC Inc., P.O. Box 9819, Providence, RI 02940-8019. Please note, if you indicated on your New Account Application that you did not want the Telephone Exchange Privilege, you will not be able to place exchanges via the telephone until you update this option either in writing or by calling our Service Center. The Fund has the right to reject any telephone request for any reason.

The Fund may suspend or terminate your exchange privilege at any time for any reason, including if the Fund believes, in its sole discretion, that you are engaging in market timing activities. See "Market Timing and Redemption Fees" above.

The Fund reserves the right to modify, limit the use of, or terminate the exchange privilege at any time for any reason.

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Automatic Investment Plan

If you would like to establish a regular, affordable investment program, BlackRock Funds makes it easy to set up. As an investor in any fund, you can arrange for periodic investments in that fund through automatic deductions from a checking or non-passbook savings account by completing the AIP Application Form. You determine the frequency and amount of your investment. The minimum investment amount for an automatic investment plan is $50 per portfolio. AIP Application Forms are available from BlackRock Funds.

Retirement Plans

Shares may be purchased in conjunction with individual retirement accounts (IRAs), rollover IRAs and 403(b) plans where PNC Bank or any of its affiliates acts as custodian. For more information about applications or annual fees, please contact BlackRock Funds, c/o PFPC Inc., P.O. Box 9819, Providence, RI 02940-8019, or call (800) 441-7762. Investors will be charged an annual fee of $15 for all of the IRA and 403(b) accounts they have under their Social Security number (therefore if you own a 403(b) account, a Roth IRA, a Traditional IRA and a Rollover IRA, you would only be charged one $15 fee). In addition, 403(b) accounts will be charged a separate loan application/processing fee of $25. To determine if you are eligible for an IRA or 403(b) plan and whether an IRA or 403(b) plan is appropriate for you, you should consult with a tax adviser.

Statements

Every shareholder automatically receives quarterly account statements. In addition, for tax purposes, shareholders also receive a yearly statement describing the characteristics of any dividends or other distributions received.

Systematic Withdrawal Plan (SWP)

This feature can be used by investors who want to receive regular distributions from their accounts. To start a Systematic Withdrawal Plan (SWP) a shareholder must have a current investment of $10,000 or more in a fund. Shareholders can elect to receive cash payments of $50 or more at any interval they choose. Shareholders may sign up by completing the SWP Application Form which may be obtained from PFPC. Shareholders should realize that if withdrawals exceed income the invested principal in their account will be depleted.

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To participate in the SWP, shareholders must have their dividends automatically reinvested. Shareholders may change or cancel the SWP at any time, upon written notice to PFPC Inc., P.O. Box 9819, Providence, RI 02940-8019. If a shareholder purchases additional Investor A Shares of a fund at the same time he or she redeems shares through the SWP, that investor may lose money because of the sales charge involved.

Systematic Exchange

This feature can be used by investors to systematically exchange money from one fund to up to four other funds. A minimum of $10,000 in the initial fund is required and investments in any additional funds must meet minimum initial investment requirements. For more information, please contact the Fund at (800) 441-7762.

EZ Trader

This service allows an investor to purchase or sell Fund shares by telephone or over the Internet through ACH. Prior to establishing an EZ Trader account, please contact your bank to confirm that they are a member of the ACH system. Once confirmed, complete an application, making sure to include the appropriate bank information, and return the application to BlackRock Funds, c/o PFPC Inc., P.O. Box 9819, Providence, RI 02940-8019. Prior to placing a telephone or internet purchase or sale order, please contact the Fund at (800) 441-7762 to confirm that your bank information has been updated on your account. Once this is established, you may place your request to sell shares with the Fund by telephone or Internet. Proceeds will be sent to your pre-designated bank account.

Dividend Allocation Plan

This plan automatically invests your distributions from one fund into another fund of your choice pursuant to your instructions, without any fees or sales charges. Please call the Fund at (800) 441-7762 for details. The fund into which you request your distributions be invested must be open to new purchases.

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Important Notice Regarding Delivery of Shareholder Documents

The fund delivers only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as "householding" and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Internet Transactions

Investors in the fund may make on-line transactions, view their account balance and activity by logging into their account through the BlackRock website at www.blackrock.com/funds. To use this service, you will need a browser that supports Microsoft Internet Explorer 5.5 or higher, Netscape 7.1 or higher, FIREFOX 1.0 or higher, and AOL 9.0 (for Windows operating systems from Windows 2000 and above). In addition, MacIntosh operating system 9 with Netscape 7.2 and MacIntosh operating system 10x with Safari 1.2.3, Netscape 7.2, and FIREFOX 1.0 are also supported. Purchases made on the Internet using ACH will have a trade date that is the day after the purchase is made. Proceeds from Internet redemptions may be sent via check, ACH or wire to the bank account of record. The Fund will limit Internet purchases and redemptions in Investor Class shares to $25,000.00 per trade. Please read the On-Line Services Disclosure Statement and User Agreement, the Terms and Conditions page and the Consent to Election Delivery Agreement (if you consent to Electronic Delivery), before attempting to transact online.

The Fund employs reasonable procedures to confirm that transactions entered over the Internet are genuine. The procedures include the use of a protected password, Secure Socket Layering (SSL), 128-bit encryption and other precautions designed to protect the integrity, confidentiality and security of shareholder information. By entering into the User Agreement with the Fund in order to open an account through the website, the shareholder waives any right to reclaim any losses from the Fund or any of its affiliates, incurred through fraudulent activity.

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Electronic Access to Annual Reports, Semi-Annual Reports and Prospectuses

Electronic copies of most financial reports and prospectuses are available on the Fund's website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1) Access the BlackRock website at http://www.blackrock.com/edelivery

2) Log into your account

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, Clients) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the

33

confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

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For more information:

This Prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Fund is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports

These reports contain additional information about the fund's investments. The annual report describes the fund's performance, lists portfolio holdings, and discusses recent market conditions, economic trends and fund investment strategies that significantly affected the fund's performance for the last fiscal year.

Statement of Additional Information (SAI)

A Statement of Additional Information, dated January 31, 2007, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the Fund, may be obtained free of charge, along with the Fund's annual and semi-annual reports, by calling (800) 441-7762. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus.

BlackRock Investments Services

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:00 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 441-7762.

An investor in any fund can call the National TTY Relay Number at (800) 688-4889 with his or her TTY machine. A Relay agent will assist the investor with all inquiries made to a Shareholder Account Service Representative.

Purchases and Redemptions

Call your registered representative or (800) 441-7762.

World Wide Web

Access general fund information and specific fund performance, including SAI and annual/semi-annual reports, free of charge. Request mutual fund prospectuses and literature. Forward mutual fund inquiries. www.blackrock.com/funds

Written Correspondence

BlackRock Funds
c/o PFPC Inc.
PO Box 9819
Providence, RI 02940-8019

Overnight Mail

BlackRock Funds
c/o PFPC Inc.
101 Sabin Street
Pawtucket, RI 02860

Internal Wholesalers/Broker Dealer Support

Available to support investment professionals
8:30 a.m. to 6:00 p.m. (Eastern time), Monday-Friday.
Call: (800) 882-0052.

Portfolio Characteristics and Holdings

A description of the Fund's policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 441-7762.

Securities and Exchange Commission

You may also view and copy public information about the Fund, including the SAI, by visiting the EDGAR database on the SEC Web site (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC directly at (202) 551-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549.

INVESTMENT COMPANY ACT FILE NO. 811-05742

PRO-LG-INV 07

ALTERNATIVES BLACKROCK SOLUTIONS EQUITIES FIXED INCOME LIQUIDITY REAL ESTATE

BlackRock Funds
Long Duration Bond Portfolio

BlackRock Shares

Prospectus

January 31, 2007

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of

Contents

How to Find the Information You Need	How to Find the Information You Need	1

	Long Duration Bond	2

About Your Investment	How to Buy/Sell Shares	9

	Dividends/Distributions/Taxes	21

How to Find the

Information You Need

About BlackRock Funds

This is the BlackRock Long Duration Bond Portfolio (BlackRock Shares) Prospectus. It has been written to provide you with the information you need to make an informed decision about whether to invest in BlackRock Funds (the Fund). The Fund's investment adviser is BlackRock Advisors, LLC (BlackRock).

The Prospectus has been organized so that the fund has a short section with important fund facts. Also included are sections that tell you about buying and selling shares, certain fees and expenses, shareholder features of the fund and your rights as a shareholder.

1

BlackRock

Long Duration Bond Portfolio

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Investment Goal

The fund seeks to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund normally invests at least 80% of its assets in bonds and maintains an average portfolio duration that is within ±20% of the duration of the Lehman Brothers Long Government/Credit Index (the benchmark). As of August 31, 2006, the duration of the benchmark was 10.7 years.

The management team evaluates sectors of the U.S. and non-U.S. bond markets and individual securities within these sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, pass-throughs, asset-backed securities, corporate bonds and taxable and tax-exempt municipal bonds. The fund may also invest in preferred stock. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the benchmark.

The fund invests primarily in dollar-denominated investment grade bonds, but may invest up to 20% of its assets in any combination of non-investment grade bonds (high yield or junk bonds), non-dollar denominated bonds and bonds of emerging market issuers. The fund's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

Non-investment grade bonds acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor's or Ba or lower by Moody's) or will be determined by the management team to be of similar quality. The fund may invest in securities rated in the category C and above or determined by the management team to be of comparable quality. Split rated bonds will be considered to have the higher rating.

A security will be sold if in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest

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rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price

IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

High Yield Bonds: Sometimes referred to as "junk bonds", these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low-rated issuer.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Lehman Brothers Long Government/Credit Index: An unmanaged index comprised of U.S. Government securities or investment grade credit securities from the more comprehensive Lehman Brothers U.S. Aggregate Index. This index concentrates on long maturity bonds and thus excludes all maturities from the broader index that are less than 10 years.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

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fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. The fund's investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

The fund may invest up to 20% of its assets in any combination of non-investment grade bonds (high yield or junk bonds), non-dollar denominated bonds and bonds of emerging market issuers. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has

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declined significantly in the past, and may do so again in the future, as a result of economic and political turmoil in many of these countries.

Non-investment grade securities carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also impact the market for lower-rated securities and the fund.

The market for high yield bonds is not as liquid as the markets for higher rated securities. This means that it may be harder to buy and sell high yield bonds, especially on short notice, and high yield bonds may be more difficult for the fund to value accurately than higher rated securities. The market for high yield bonds could also be impacted by legal or tax changes.

Securities rated C are considered highly speculative and may be used to cover a situation where the issuer has filed a bankruptcy petition but debt service payments are continued. While such debt will likely have some quality and protective characteristics, those are outweighed by large uncertainties or major risk exposure to adverse conditions.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

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The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

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High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Expenses and Fees

The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold BlackRock Shares of the fund. The table presents estimated expenses for the fund's first fiscal year and may not reflect expenses of the fund after February 1, 2008.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	.50%
Other expenses[1]	.43%
Total annual fund operating expenses	.93%
Fee waivers and expense reimbursements[2]	.53%
Net expenses[2]	.40%

  1  The fund is newly organized and, accordingly, "Other expenses" are based on estimated amounts for the current fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit expenses to 0.40% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
BlackRock Shares	$41	$243

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), the fund's sub-adviser, including the following individuals who have day-to-day responsibility: Keith Anderson, Managing Director of BFM since 1988 and Vice Chairman since 2006, and Stuart Spodek, Managing Director of BFM since 2002.

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

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Mr. Anderson is responsible for global fixed income strategy, asset allocation and the overall management of client portfolios. In this capacity, he coordinates BlackRock's team of portfolio managers and credit analysts who specialize in the government, agency, corporate and mortgage sectors and sub-sectors, worldwide. He is the Global Chief Investment Officer for Fixed Income, a member of BlackRock's Management and Executive Committees and Chairman of the Investment Strategy Group.

Mr. Spodek is a member of the Investment Strategy Group and his primary responsibility is managing fixed income portfolios, with a sector emphasis on global government bonds, derivative instruments and implementing yield curve strategy across global portfolios. Mr. Spodek joined BlackRock in 1993.

Mr. Anderson and Mr. Spodek have been managing the fund since inception.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

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About Your Investment

Buying Shares

BlackRock Shares are offered without a sales charge to institutional investors, registered investment advisers and certain fee-based program and qualified employee benefit plans.

Purchase orders may be placed by calling (800) 441-7762.

What Price Per Share
Will You Pay?

The price of mutual fund shares generally changes every day the New York Stock Exchange (NYSE) is open (business day). A mutual fund is a pool of investors' money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $50 million and has 5 million shares outstanding, the net asset value (NAV) per share is $10.

Purchase orders received before the close of regular trading on the NYSE (currently 4 p.m. (Eastern time)) on each day the NYSE is open will be priced based on the NAV calculated at the close of trading on that day. NAV is calculated separately for each class of shares of the fund as of the close of business on the NYSE, generally 4 p.m. (Eastern time), each day the NYSE is open. Shares will not be priced on days the NYSE is closed. Purchase orders received after the close of trading will be priced based on the next calculation of NAV. Non-U.S. securities and certain other securities held by the fund may trade on days when the NYSE is closed. In these cases, net asset value of shares may change when fund shares cannot be bought or sold.

Since the NAV changes daily, the price of your shares depends on the time that your order is received.

The fund's assets are valued primarily on the basis of market quotations. Certain short-term debt securities are valued on the basis of amortized cost. When a determination is made that market quotations are not readily available, including, but not limited to, when (i) the exchange or market on which a security is traded does not open for trading for an entire trading day and no other market prices are available, (ii) a particular security does not trade regularly or has had its trading halted, (iii) a security does not have a price source due to its lack of liquidity, (iv) BlackRock believes a market quotation from a broker-dealer is unreliable (e.g., where it varies significantly from a recent trade), (v) the security is thinly traded or (vi) there has been a significant subsequent event, the fund values the affected securities at fair

9

value as determined by BlackRock pursuant to procedures adopted by the Fund's Board of Trustees. For example, the fund will value a security that trades principally on a foreign market using the most recent closing market price from the market on which the security principally trades, unless, in BlackRock's judgment, a significant event subsequent to the market close has rendered such market closing price unreliable. Because significant events could affect the value of a foreign security between the close of the foreign market where the security is principally traded and the time the fund calculates its NAV, such closing price may not be reflective of current market conditions. In this case, the fund will use what it believes to be the fair value of the security as of the time the fund calculates its NAV.

Fair value represents a good faith approximation of the value of a security. A security's valuation may differ depending on the method used for determining value. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the fund's NAV. As a result, a fund's sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Certain financial institutions may buy and sell BlackRock Shares on behalf of their customers. The institutions may charge a fee for this service and may impose additional conditions on owning fund shares. Shareholders should contact their institutions for more information.

Paying for Shares

Payment for BlackRock Shares must normally be made in Federal funds or other funds immediately available by 4 p.m. (Eastern time) on the first business day following receipt of the order. Payment may also, at the discretion of the Fund, be made in the form of securities that are permissible investments for the respective fund. If payment is not received by this time, you will be responsible for any loss to the Fund.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions,

10

including the Fund, to obtain, verify and record information that identifies each person who opens an account. When opening an account, you will be asked for your name, address, date of birth and other information that will allow the Fund to identify you. The Fund may also ask to see other identifying documents such as a driver's license (for individuals) or Articles of Incorporation or other formation documents (for institutions). The Fund may use a third party to obtain and verify this information. The Fund may not be able to establish an account, or it may close your existing account and/or redeem your shares involuntarily, if you do not provide sufficient information within the relevant time periods.

How Much is the
Minimum
Investment?

The minimum investment for the initial purchase of BlackRock Shares is generally $5,000,000. The minimum initial investment for registered investment advisers is $250,000, and there is no minimum initial investment requirement for fee-based programs with an annual fee of at least .50% or certain qualified employee benefit plans. There is no minimum requirement for later investments. The Fund does not accept third party checks as payment for shares.

The Fund may permit a lower initial investment for certain investors if their purchase, combined with purchases by other investors received together by the Fund, meets the minimum investment requirement. The Fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements for any shareholder and suspend and resume the sale of any share class of the fund at any time for any reason.

Distribution and
Service Plan

The Fund has adopted a plan (the Plan) that allows the Fund to pay distribution fees for the sale of its shares under Rule 12b-1 of the Investment Company Act and shareholder servicing fees for certain services provided to its shareholders.

In accordance with the Plan, with the exception of the Small Cap Value Equity Portfolio, BlackRock shares currently do not make such payments. The Fund, however, may enter into non-Plan agreements with brokers, dealers, financial institutions and industry professionals (including PNC Bank, Merrill Lynch & Co., Inc. (Merrill Lynch), BlackRock and their affiliates) (Service Organizations) pursuant to which the Fund will pay a Service Organization for administrative,

11

networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are in addition to, rather than in lieu of, fees the Fund pays to its transfer agent and are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization or (2) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial.

The Plan permits BlackRock, BlackRock Distributors, Inc. (the Distributor) and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Fund). From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits. BlackRock, the Distributor and their affiliates may compensate affiliated and unaffiliated Service Organizations for the sale and distribution of shares of the Fund or for these other services to the Fund and shareholders. These payments may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Service Organization, or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as "revenue sharing" payments. In some circumstances, these revenue sharing payments may create an incentive for a Service Organization, its employees or associated persons to recommend or sell shares of the Fund to you. Please contact your Service Organization for details about payments it may receive from the Fund or from BlackRock, the Distributor or their affiliates. For more information, see the SAI.

Selling Shares

Shareholders may place redemption orders by telephoning (800) 441-7762. Shares are redeemed at the NAV per share next determined after receipt of the redemption order, minus any applicable redemption fee. See "Market Timing and Redemption Fees" below. The Fund, its administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The fund and its service

12

providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures.

Payment for redeemed shares for which a redemption order is received before 4 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming shareholder on the next business day, provided that the fund's custodian is also open for business. Payment for redemption orders received after 4 p.m. (Eastern time) or on a day when the fund's custodian is closed is normally wired in Federal funds on the next business day following redemption on which the fund's custodian is open for business. The Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgement of the Fund, an earlier payment could adversely affect the fund. No charge for wiring redemption payments is imposed by the Fund.

During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Redemption requests may also be mailed to BlackRock Funds, c/o PFPC Inc., P.O. Box 9819, Providence, RI 02940.

The Fund may refuse a telephone redemption request if it believes it is advisable to do so.

Market Timing and Redemption Fees

The Board of Trustees of the Fund has determined that the interests of long-term shareholders and the Fund's ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations—also known as "market timing." The fund is not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege for Investor, Institutional and R Shares is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of a fund and its shareholders. For example, large flows of cash into and out of the fund may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve the fund's investment goal. Frequent trading may cause the fund to

13

sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce the fund's performance.

A fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of the fund's portfolio securities and the determination of the fund's NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling fund shares at a price that does not reflect their true value. A similar risk exists for funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. The Fund will seek to eliminate these opportunities by using fair value pricing, as described in "What Price Per Share Will You Pay?" above.

The Fund discourages market timing and seeks to prevent frequent purchases and sales or exchanges of fund shares that it determines may be detrimental to the fund or long-term shareholders. The Board of Trustees has approved the policies discussed below to seek to deter market timing activity. The Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of fund shares because legitimate strategies, such as asset allocation, dollar cost averaging or similar activities, may result in frequent trading of fund shares. It is not expected that shareholders would be harmed by such legitimate activities.

If, as a result of its own investigation, information provided by a financial intermediary or other third party, or otherwise, the Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If the Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and the Fund will not be responsible for any losses you therefore may suffer. In addition, any redemptions or exchanges that you make (as a result of the activity described above or otherwise) will be subject to any and all redemption fees, as described below. For transactions placed directly with the Fund, the Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same

14

financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Fund. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide the Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated are not known by the Fund. While the Fund monitors for market timing activity, the Fund may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the fund. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a financial intermediary is determined by the Fund to be engaged in market timing or other improper trading activity, the Fund's distributor may terminate such financial intermediary's agreement with the distributor, suspend such financial intermediary's trading privileges or take other appropriate actions.

Each of the Fund's High Yield Bond, International Bond, Aurora, Small/Mid-Cap Growth, Small Cap Value Equity, Small Cap Core Equity, Small Cap Growth Equity, Health Sciences Opportunities, Global Science & Technology Opportunities, Global Resources, All-Cap Global Resources, U.S. Opportunities, Global Opportunities and International Opportunities Portfolios will automatically assess and retain a fee of 2% of the current NAV, after excluding the effect of any contingent deferred sales charges, of shares being redeemed or exchanged within 30 days of acquisition (other than those acquired through reinvestment of dividends or other distributions). A new 30-day period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Portfolio A are exchanged for shares of Portfolio B 20 days after the purchase of the Portfolio A shares, followed in 20 days by an exchange of the Portfolio B shares for shares of Portfolio C, will be subject to two redemption fees (one on each exchange).

The redemption fee is for the benefit of the remaining shareholders of a fund and is intended to encourage long-term investment, to compensate for transaction and other expenses caused by early redemptions and exchanges, and to facilitate portfolio

15

management. The "first-in, first-out" method is used to determine the holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. The Fund sells shares to some 401(k) plans, 403(b) plans, bank or trust company accounts, and accounts of certain financial institutions or intermediaries that do not apply the redemption fee to underlying shareholders, often because of administrative or systems limitations. From time to time, with the approval of the Fund, the redemption fee will not be assessed on redemptions or exchanges by: (i) accounts of asset allocation programs or wrap programs whose trading practices are determined by the Fund not to be detrimental to a fund or long-term shareholders (e.g., model driven programs with periodic automatic portfolio rebalancing that prohibit participant-directed trading and other programs with similar characteristics); (ii) accounts of shareholders who have died or become disabled; (iii) shareholders redeeming or exchanging shares through the Fund's Systematic Withdrawal Plan, Systematic Exchange Plan or in connection with required distributions from an IRA, 401(k) plan, 403(b) plan, or any other Internal Revenue Code Section 401 qualified employee benefit plan or account, or distribution from a 529 plan; (iv) shareholders executing rollovers of current investments in the Fund through qualified employee benefit plans; and (v) certain other accounts in the absolute discretion of the Fund when the redemption fee is de minimis or a shareholder can demonstrate hardship. The Fund reserves the right to modify or eliminate these waivers at any time.

There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

The Fund may from time to time use other methods that it believes are appropriate to deter market timing or other trading activity that may be detrimental to a fund or long-term shareholders.

The Fund's Rights

The Fund may:

■  Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act,

16

■  Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act or as described in the section "Selling Shares" above,

■  Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act, and

■  Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act.

Accounts with Low Balances

The Fund may redeem a shareholder's account in the fund at any time the net asset value of the account in the fund falls below the applicable minimum initial investment as the result of a redemption. The shareholder will be notified in writing that the value of the account is less than the required amount and the shareholder will be allowed 60 days to make additional investments before the redemption is processed.

Statements

Every shareholder automatically receives quarterly account statements. In addition, for tax purposes, shareholders also receive a yearly statement describing the characteristics of any dividends or other distributions received.

Management

BlackRock Funds' adviser is BlackRock Advisors, LLC (BlackRock). BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 100 Bellevue Parkway, Wilmington, DE 19809. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with approximately $1.125 trillion of assets under management as of December 31, 2006. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc. and Merrill Lynch & Co., Inc. BlackRock Financial Management, Inc. (BFM), an affiliate of BlackRock located at 40 E. 52nd Street, New York, NY 10022, acts as sub-adviser to the fund.

17

IMPORTANT DEFINITIONS

Adviser: The adviser of a mutual fund is responsible for the overall investment management of the fund. The adviser for BlackRock Funds is BlackRock Advisors, LLC.

Sub-Adviser: The sub-adviser of a fund is responsible for its day-to-day management and will generally make all buy and sell decisions. Sub-advisers also provide research and credit analysis. The sub-adviser for the fund is BlackRock Financial Management, Inc.

For their investment advisory and sub-advisory services, BlackRock and BFM, as applicable, are entitled to fees computed daily and payable monthly.

The maximum annual advisory fees that can be paid to BlackRock (as a percentage of average daily net assets) are as follows:

Total Annual Advisory Fee (Before Waivers)

AVG. DAILY NET ASSETS	INVESTMENT ADVISORY FEE
First $1 billion	.500%
$1 billion-$2 billion	.450%
$2 billion-$3 billion	.425%
greater than $3 billion	.400%

A discussion regarding the basis for the Board of Trustees of the Fund approving the fund's investment advisory contract is available in the fund's statement of additional information.

Information about the portfolio manager for the fund is presented on pages 7-8.

As discussed above, BlackRock has agreed contractually to cap net expenses (excluding (i) interest, taxes, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by a fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, a fund's investments; and (iv) other extraordinary expenses not incurred in the ordinary course of a fund's business, if any) of each share class of the fund at the levels shown in the fund's expense table.

To achieve this cap, BlackRock and the Fund have entered into an expense limitation agreement. The agreement sets a limit on certain of the operating expenses of each class of shares and requires BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit.

If within two years following a waiver or reimbursement, the operating expenses of a share class that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that share class, the share class is required to repay BlackRock up to the amount of fees waived or expenses

18

reimbursed under the agreement if: (1) the fund of which the share class is a part has more than $50 million in assets, (2) BlackRock or an affiliate serves as the fund's investment adviser or administrator and (3) the Board of Trustees of the Fund has approved in advance the payments to BlackRock at the previous quarterly meeting of the Board.

Conflicts of Interest

The investment activities of BlackRock and its affiliates (including, for these purposes, Merrill Lynch & Co., Inc., BlackRock, Inc., The PNC Financial Services Group, Inc. and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively with BlackRock, the Affiliates)) in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock provides investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the funds. BlackRock and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more Affiliates act or may act as an investor, investment banker, research provider, investment manager, financer, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in the global fixed income, currency, commodity, equity and other markets in which the funds directly and indirectly invest. Thus, it is likely that the funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate performs or seeks to perform investment banking or other services. One or more Affiliates may engage in proprietary trading and advise accounts and mutual funds that have investment objectives similar to those of the funds and/or that engage in and compete for transactions in the same types of securities, currencies and instruments as the funds. The trading activities of these Affiliates are carried out without reference to positions held directly or indirectly by the funds and may result in an Affiliate having positions that are adverse to those of the funds. No Affiliate is under any obligation to share any investment opportunity, idea or

19

strategy with the funds. As a result, an Affiliate may compete with the funds for appropriate investment opportunities. The results of the funds' investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the funds could sustain losses during periods in which one or more Affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the funds may, from time to time, enter into transactions in which an Affiliate or its other clients have an adverse interest. Furthermore, transactions undertaken by an Affiliate or Affiliate-advised clients may adversely impact the funds. Transactions by one or more Affiliate-advised clients or BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the funds. The funds' activities may be limited because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. In addition, the funds may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. The funds also may invest in securities of companies for which an Affiliate provides or may some day provide research coverage. An Affiliate may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the funds or who engage in transactions with or for the funds. The funds may also make brokerage and other payments to an Affiliate in connection with the funds' portfolio investment transactions.

Under a securities lending program approved by the Fund's Board of Trustees, the Fund has retained an Affiliate of BlackRock to serve as the securities lending agent for the funds to the extent that a fund participates in the securities lending program. For these services, the lending agent may receive a fee from the funds, including a fee based on the returns earned on the funds' investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the funds may lend its portfolio securities under the securities lending program.

The activities of BlackRock or its Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock has adopted policies and procedures

20

designed to address these potential conflicts of interest. See the SAI for further information.

Dividends and Distributions

BlackRock Funds makes two kinds of distributions to shareholders: net investment income and net realized capital gains.

Distributions of net investment income derived by the fund are paid within 10 days after the end of each month. The Fund's Board of Trustees may change the timing of such dividend payments.

Net realized capital gains (including net short-term capital gains), if any, will be distributed by the fund at least annually at a date determined by the Fund's Board of Trustees.

Your distributions will be reinvested at net asset value in new shares of the same class of the fund unless you instruct PFPC Inc. in writing to pay them in cash. There are no sales charges on these reinvestments.

If you invest in the fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as "buying a dividend." Distributions that are declared in October, November or December, but paid in January are taxable as if they were paid in December.

Taxation of Distributions

Distributions paid out of the fund's "net capital gain" will be taxed to shareholders as long-term capital gain, regardless of how long a shareholder has owned shares. Distributions of net investment income, other than exempt-interest dividends, and net short-term capital gains will generally be taxed to shareholders as ordinary dividend income. However, individual shareholders who satisfy certain holding period requirements and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to "qualified dividend income" received by the fund. "Qualified dividend income" generally consists of dividends received from U.S. corporations (other than dividends from tax exempt organizations and certain

21

dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations.

Dividends paid with respect to interest on securities issued by the U.S. Government and its agencies may also be exempt from some types of state and local taxes.

Your annual tax statement from the Fund will present in detail the tax status of your distributions for each year.

If you do not provide the fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

Non-U.S. investors may be subject to U.S. withholding and/or estate tax, and will be subject to special U.S. tax certification requirements. Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax adviser about federal, state and local tax consequences of owning shares of the Fund.

Important Notice Regarding Delivery of Shareholder Documents

The fund delivers only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements to shareholders with multiple accounts at the same address. This practice is known as "householding" and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Electronic Access to Annual Reports, Semi-Annual Reports and Prospectuses

Electronic copies of most financial reports and prospectuses are available on the Fund's website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

22

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1) Access the BlackRock website at http://www.blackrock.com/edelivery

2) Log into your account

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, Clients) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other

23

BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

24

For more information:

This Prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Fund is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports

These reports contain additional information about the fund's investments. The annual report describes the fund's performance, lists portfolio holdings, and discusses recent market conditions, economic trends and fund investment strategies that significantly affected the fund's performance for the last fiscal year.

Statement of Additional Information (SAI)

A Statement of Additional Information, dated January 31, 2007, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the Fund, may be obtained free of charge, along with the Fund's annual and semi-annual reports, by calling (800) 441-7762. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus.

Shareholder Account Service Representatives

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:00 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 441-7762.

World Wide Web

Access general fund information and specific fund performance, including SAI and annual/semi-annual reports, free of charge. Request mutual fund prospectuses and literature. Forward mutual fund inquiries. www.blackrock.com/funds

Written Correspondence

BlackRock Funds
c/o PFPC Inc.
P.O. Box 9819
Providence, RI 02940-8019

Overnight Mail

BlackRock Funds
c/o PFPC Inc.
101 Sabin Street
Pawtucket, RI 02860

Portfolio Characteristics and Holdings

A description of the Fund's policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 882-0052.

Securities and Exchange Commission

You may also view and copy public information about the Fund, including the SAI, by visiting the EDGAR database on the SEC Web site (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC directly at (202) 551-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549.

INVESTMENT COMPANY ACT FILE NO. 811-05742

PRO-LG-BLK 07

ALTERNATIVES BLACKROCK SOLUTIONS EQUITIES FIXED INCOME LIQUIDITY REAL ESTATE

BlackRock Funds
Long Duration Bond Portfolio

Institutional Shares

Prospectus

January 31, 2007

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of

Contents

How to Find the Information You Need	How to Find the Information You Need	1

	Long Duration Bond	2

About Your Investment	How to Buy/Sell Shares	9

	Dividends/Distributions/Taxes	21

How to Find the

Information You Need

About BlackRock Funds

This is the BlackRock Long Duration Bond Portfolio (Institutional Shares) Prospectus. It has been written to provide you with the information you need to make an informed decision about whether to invest in BlackRock Funds (the Fund). The Fund's investment adviser is BlackRock Advisors, LLC (BlackRock).

The Prospectus has been organized so that the fund has a short section with important fund facts. Also included are sections that tell you about buying and selling shares, certain fees and expenses, shareholder features of the fund and your rights as a shareholder.

1

BlackRock

Long Duration Bond Portfolio

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Investment Goal

The fund seeks to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund normally invests at least 80% of its assets in bonds and maintains an average portfolio duration that is within ±20% of the duration of the Lehman Brothers Long Government/Credit Index (the benchmark). As of August 31, 2006, the duration of the benchmark was 10.7 years.

The management team evaluates sectors of the U.S. and non-U.S. bond markets and individual securities within these sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, pass-throughs, asset-backed securities, corporate bonds and taxable and tax-exempt municipal bonds. The fund may also invest in preferred stock. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the benchmark.

The fund invests primarily in dollar-denominated investment grade bonds, but may invest up to 20% of its assets in any combination of non-investment grade bonds (high yield or junk bonds), non-dollar denominated bonds and bonds of emerging market issuers. The fund's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

Non-investment grade bonds acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor's or Ba or lower by Moody's) or will be determined by the management team to be of similar quality. The fund may invest in securities rated in the category C and above or determined by the management team to be of comparable quality. Split rated bonds will be considered to have the higher rating.

A security will be sold if in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps

2

(collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest

IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

High Yield Bonds: Sometimes referred to as "junk bonds", these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low-rated issuer.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Lehman Brothers Long Government/Credit Index: An unmanaged index comprised of U.S. Government securities or investment grade credit securities from the more comprehensive Lehman Brothers U.S. Aggregate Index. This index concentrates on long maturity bonds and thus excludes all maturities from the broader index that are less than 10 years.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

3

rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. The fund's investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

The fund may invest up to 20% of its assets in any combination of non-investment grade bonds (high yield or junk bonds), non-dollar denominated bonds and bonds of emerging market issuers. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result some of the risks described above, including the risks of nationalization or expropriation of assets

4

and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past, and may do so again in the future, as a result of economic and political turmoil in many of these countries.

Non-investment grade securities carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also impact the market for lower-rated securities and the fund.

The market for high yield bonds is not as liquid as the markets for higher rated securities. This means that it may be harder to buy and sell high yield bonds, especially on short notice, and high yield bonds may be more difficult for the fund to value accurately than higher rated securities. The market for high yield bonds could also be impacted by legal or tax changes.

Securities rated C are considered highly speculative and may be used to cover a situation where the issuer has filed a bankruptcy petition but debt service payments are continued. While such debt will likely have some quality and protective characteristics, those are outweighed by large uncertainties or major risk exposure to adverse conditions.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying

5

degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be

6

advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Expenses and Fees

The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table presents estimated expenses for the fund's first fiscal year and may not reflect expenses of the fund after February 1, 2008.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	.50%
Distribution (12b-1) fees	– –
Other expenses[1]	.43%
Total annual fund operating expenses	.93%
Fee waivers and expense reimbursements[2]	.38%
Net expenses[2]	.55%

  1  The fund is newly organized and, accordingly, "Other expenses" are based on estimated amounts for the current fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit expenses to 0.55% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. Including voluntary waivers, the net expenses for the Institutional Class of the fund are estimated to be 0.44% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses). These voluntary waivers may be terminated at any time. See the "Management" section for a discussion of these waivers and reimbursements.

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

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Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Institutional Shares	$56	$258

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), the fund's sub-adviser, including the following individuals who have day-to-day responsibility: Keith Anderson, Managing Director of BFM since 1988 and Vice Chairman since 2006, and Stuart Spodek, Managing Director of BFM since 2002.

Mr. Anderson is responsible for global fixed income strategy, asset allocation and the overall management of client portfolios. In this capacity, he coordinates BlackRock's team of portfolio managers and credit analysts who specialize in the government, agency, corporate and mortgage sectors and sub-sectors, worldwide. He is the Global Chief Investment Officer for Fixed Income, a member of BlackRock's Management and Executive Committees and Chairman of the Investment Strategy Group.

Mr. Spodek is a member of the Investment Strategy Group and his primary responsibility is managing fixed income portfolios, with a sector emphasis on global government bonds, derivative instruments and implementing yield curve strategy across global portfolios. Mr. Spodek joined BlackRock in 1993.

Mr. Anderson and Mr. Spodek have been managing the fund since inception.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

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About Your Investment

Buying Shares

Institutional Shares are offered without a sales charge to:

■  Institutional and individual investors with a minimum investment of $2 million

■  Certain qualified employee benefit plans

■  Investors in selected fee-based programs

■  Registered investment advisers with a minimum investment of $250,000

■  Trust departments of PNC Bank and Merrill Lynch Trust Company and their affiliates on behalf of clients for whom they

■  act in a fiduciary capacity (excluding participant-directed employee benefit plans)

■  otherwise have investment discretion or

■  act as custodian for at least $2 million in assets

■  Unaffiliated banks, thrifts or trust companies that have agreements with the Fund's distributor

■  Holders of certain Merrill Lynch-sponsored unit investment trusts (UITs) who reinvest dividends received from such UITs in shares of one or more BlackRock funds

Purchase orders may be placed by calling (800) 441-7762.

Investors who currently own Institutional Shares of the fund may make additional purchases of Institutional Shares of the fund except for investors holding shares through certain client accounts at financial intermediaries that are omnibus with the Fund and do not meet applicable minimums.

What Price Per Share Will You Pay?

The price of mutual fund shares generally changes every day the New York Stock Exchange (NYSE) is open (business day). A mutual fund is a pool of investors' money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $50 million and has 5 million shares outstanding, the net asset value (NAV) per share is $10.

Purchase orders received by the close of regular trading on the NYSE (currently 4 p.m. (Eastern time)) on each day the NYSE is open will be priced based on the NAV calculated at the close of trading on that day. NAV is calculated separately for each class of shares of the fund as of the close of business on the NYSE, generally 4 p.m. (Eastern time), each day the NYSE is open.

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Shares will not be priced on days the NYSE is closed. Purchase orders received after the close of trading will be priced based on the next calculation of NAV. Non-U.S. securities and certain other securities held by the fund may trade on days when the NYSE is closed. In these cases, net asset value of shares may change when fund shares cannot be bought or sold.

Since the NAV changes daily, the price of your shares depends on the time that your order is received.

The fund's assets are valued primarily on the basis of market quotations. Certain short-term debt securities are valued on the basis of amortized cost. When a determination is made that market quotations are not readily available, including, but not limited to, when (i) the exchange or market on which a security is traded does not open for trading for an entire trading day and no other market prices are available, (ii) a particular security does not trade regularly or has had its trading halted, (iii) a security does not have a price source due to its lack of liquidity, (iv) BlackRock believes a market quotation from a broker-dealer is unreliable (e.g., where it varies significantly from a recent trade), (v) the security is thinly traded or (vi) there has been a significant subsequent event, the fund values the affected securities at fair value as determined by BlackRock pursuant to procedures adopted by the Fund's Board of Trustees. For example, the fund will value a security that trades principally on a foreign market using the most recent closing market price from the market on which the security principally trades, unless, in BlackRock's judgment, a significant event subsequent to the market close has rendered such market closing price unreliable. Because significant events could affect the value of a foreign security between the close of the foreign market where the security is principally traded and the time the fund calculates its NAV, such closing price may not be reflective of current market conditions. In this case, the fund will use what it believes to be the fair value of the security as of the time the fund calculates its NAV.

Fair value represents a good faith approximation of the value of a security. A security's valuation may differ depending on the method used for determining value. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the

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fund's NAV. As a result, the fund's sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Certain financial institutions may buy and sell Institutional Shares on behalf of their customers. The institutions may charge a fee for this service and may impose additional conditions on owning fund shares. Shareholders should contact their institutions for more information.

Paying for Shares

Payment for Institutional Shares must normally be made in Federal funds or other funds immediately available by 4 p.m. (Eastern time) on the first business day following receipt of the order. Payment may also, at the discretion of the Fund, be made in the form of securities that are permissible investments for the fund. If payment is not received by this time, you will be responsible for any loss to the Fund.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Fund, to obtain, verify and record information that identifies each person who opens an account. When opening an account, you will be asked for your name, address, date of birth and other information that will allow the Fund to identify you. The Fund may also ask to see other identifying documents such as a driver's license (for individuals) or Articles of Incorporation or other formation documents (for institutions). The Fund may use a third party to obtain and verify this information. The Fund may not be able to establish an account, or it may close your existing account and/or redeem your shares involuntarily, if you do not provide sufficient information within the relevant time periods.

How Much is the Minimum Investment?

The minimum investment for the initial purchase of Institutional Shares is:

■  $2 million for institutions and individuals

■  $250,000 for registered investment advisers

The Fund has lower investment minimums for other categories of shareholders eligible to purchase Institutional Shares, including selected fee-based programs and qualified employee benefit plans, as set forth in the "Buying Shares" section.

The Fund does not accept third party checks as payment for shares.

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The Fund may permit a lower initial investment for certain investors if their purchase, combined with purchases by other investors received together by the Fund, meets the minimum investment requirement. The Fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements for any shareholder and suspend and resume the sale of any share class of the fund at any time for any reason.

Distribution and Service Plan

The Fund has adopted a plan (the Plan) that allows the Fund to pay distribution fees for the sale of its shares under Rule 12b-1 of the Investment Company Act and shareholder servicing fees for certain services provided to its shareholders.

In accordance with the Plan, Institutional shares currently do not make such payments. The Fund, however, may enter into non-Plan agreements with brokers, dealers, financial institutions and industry professionals (including PNC Bank, Merrill Lynch & Co., Inc. (Merrill Lynch), BlackRock and their affiliates) (Service Organizations) pursuant to which the Fund will pay a Service Organization for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are in addition to, rather than in lieu of, fees the Fund pays to its transfer agent and are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization or (2) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial.

The Plan permits BlackRock, BlackRock Distributors, Inc. (the Distributor) and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Fund). From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits. BlackRock, the Distributor and their affiliates may compensate affiliated and unaffiliated Service Organizations for the sale and distribution of shares of the Fund or for these other services to the Fund and shareholders. These payments may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Service Organization, or may be based on a percentage of the value of shares sold to, or held by, customers of the Service

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Organization. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as "revenue sharing" payments. In some circumstances, these revenue sharing payments may create an incentive for a Service Organization, its employees or associated persons to recommend or sell shares of the Fund to you. Please contact your Service Organization for details about payments it may receive from the Fund or from BlackRock, the Distributor or their affiliates. For more information, see the SAI.

Selling Shares

Shareholders may place redemption orders by telephoning (800) 441-7762. Shares are redeemed at the NAV per share next determined after receipt of the redemption order, minus any applicable redemption fee. See "Market Timing and Redemption Fees" below. The Fund, its administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures.

Payment for redeemed shares for which a redemption order is received before 4 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming shareholder on the next business day, provided that the fund's custodian is also open for business. Payment for redemption orders received after 4 p.m. (Eastern time) or on a day when the fund's custodian is closed is normally wired in Federal funds on the next business day following redemption on which the fund's custodian is open for business. The Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgement of the Fund, an earlier payment could adversely affect the fund. No charge for wiring redemption payments is imposed by the Fund.

During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Redemption requests may also be mailed to BlackRock Funds, c/o PFPC Inc., P.O. Box 9819, Providence, RI 02940.

The Fund is not responsible for the efficiency of the Federal wire system or the shareholder's firm or bank. The Fund does not currently charge for wire transfers. The shareholder is responsible

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for any charges imposed by the shareholder's bank. To change the name of the single, designated bank account to receive wire redemption proceeds, it is necessary to send a written request to BlackRock Funds, c/o PFPC Inc., P.O. Box 9819, Providence, RI 02940.

The Fund may refuse a telephone redemption request if it believes it is advisable to do so.

Market Timing and Redemption Fees

The Board of Trustees of the Fund has determined that the interests of long-term shareholders and the Fund's ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations—also known as "market timing." The fund is not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege for Investor, Institutional and R Shares is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of a fund and its shareholders. For example, large flows of cash into and out of the fund may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve the fund's investment goal. Frequent trading may cause the fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce the fund's performance.

A fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of the fund's portfolio securities and the determination of the fund's NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling fund shares at a price that does not reflect their true value. A similar risk exists for funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. The Fund will seek to eliminate these opportunities by using fair value pricing, as described in "What Price Per Share Will You Pay?" above.

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The Fund discourages market timing and seeks to prevent frequent purchases and sales or exchanges of fund shares that it determines may be detrimental to the fund or long-term shareholders. The Board of Trustees has approved the policies discussed below to seek to deter market timing activity. The Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of fund shares because legitimate strategies, such as asset allocation, dollar cost averaging or similar activities, may result in frequent trading of fund shares. It is not expected that shareholders would be harmed by such legitimate activities.

If, as a result of its own investigation, information provided by a financial intermediary or other third party, or otherwise, the Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If the Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and the Fund will not be responsible for any losses you therefore may suffer. In addition, any redemptions or exchanges that you make (as a result of the activity described above or otherwise) will be subject to any and all redemption fees, as described below. For transactions placed directly with the Fund, the Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Fund. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide the Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated are not known by the Fund. While the Fund monitors for market timing activity, the Fund may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the fund. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a financial intermediary is determined by the Fund to be engaged in market timing or other improper trading activity, the Fund's distributor may terminate such financial intermediary's agreement with the distributor, suspend such financial intermediary's trading privileges or take other appropriate actions.

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Each of the Fund's High Yield Bond, International Bond, Aurora, Small/Mid-Cap Growth, Small Cap Value Equity, Small Cap Core Equity, Small Cap Growth Equity, Health Sciences Opportunities, Global Science & Technology Opportunities, Global Resources, All-Cap Global Resources, U.S. Opportunities, Global Opportunities and International Opportunities Portfolios will automatically assess and retain a fee of 2% of the current NAV, after excluding the effect of any contingent deferred sales charges, of shares being redeemed or exchanged within 30 days of acquisition (other than those acquired through reinvestment of dividends or other distributions). A new 30-day period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Portfolio A are exchanged for shares of Portfolio B 20 days after the purchase of the Portfolio A shares, followed in 20 days by an exchange of the Portfolio B shares for shares of Portfolio C, will be subject to two redemption fees (one on each exchange).

The redemption fee is for the benefit of the remaining shareholders of a fund and is intended to encourage long-term investment, to compensate for transaction and other expenses caused by early redemptions and exchanges, and to facilitate portfolio management. The "first-in, first-out" method is used to determine the holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. The Fund sells shares to some 401(k) plans, 403(b) plans, bank or trust company accounts, and accounts of certain financial institutions or intermediaries that do not apply the redemption fee to underlying shareholders, often because of administrative or systems limitations. From time to time, with the approval of the Fund, the redemption fee will not be assessed on redemptions or exchanges by: (i) accounts of asset allocation programs or wrap programs whose trading practices are determined by the Fund not to be detrimental to a fund or long-term shareholders (e.g., model driven programs with periodic automatic portfolio rebalancing that prohibit participant-directed trading and other programs with similar characteristics); (ii) accounts of shareholders who have died or become disabled; (iii) shareholders redeeming or exchanging shares through the Fund's Systematic Withdrawal Plan, Systematic Exchange Plan or in connection with required distributions from an IRA, 401(k) plan, 403(b) plan or any other Internal Revenue Code Section 401 qualified employee benefit plan or account, or distribution from a 529 plan; (iv) shareholders executing rollovers of current investments in the Fund through qualified employee benefit plans; and (v) certain other accounts in

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the absolute discretion of the Fund when the redemption fee is de minimis or a shareholder can demonstrate hardship. The Fund reserves the right to modify or eliminate these waivers at any time.

There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

The Fund's Rights

The Fund may from time to time use other methods that it believes are appropriate to deter market timing or other trading activity that may be detrimental to a fund or long-term shareholders.

The Fund may:

■  Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act,

■  Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act or as described in the second paragraph in the section "Selling Shares" above,

■  Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level, as described below, and

■  Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act.

Accounts with Low Balances

The Fund may redeem a shareholder's account in the fund at any time if the net asset value of the account in the fund falls below the required minimum investment as the result of a redemption or exchange request. The shareholder will be notified in writing that the value of the account is less than the required amount and the shareholder will be allowed 60 days to make additional investments before the redemption is processed.

Statements

Every shareholder automatically receives quarterly account statements. In addition, for tax purposes, shareholders also receive a yearly statement describing the characteristics of any dividends or other distributions received.

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Management

IMPORTANT DEFINITIONS

Adviser: The adviser of a mutual fund is responsible for the overall investment management of the fund. The adviser for BlackRock Funds is BlackRock Advisors, LLC.

Sub-Adviser: The sub-adviser of a fund is responsible for its day-to-day management and will generally make all buy and sell decisions. Sub-advisers also provide research and credit analysis. The sub-adviser for the fund is BlackRock Financial Management, Inc.

BlackRock Funds' adviser is BlackRock Advisors, LLC (BlackRock). BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 100 Bellevue Parkway, Wilmington, DE 19809. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with approximately $1.125 trillion of assets under management as of December 31, 2006. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc. and Merrill Lynch & Co., Inc. BlackRock Financial Management, Inc. (BFM), an affiliate of BlackRock located at 40 E. 52nd Street, New York, NY 10022, acts as sub-adviser to the fund.

For their investment advisory and sub-advisory services, BlackRock and BFM, as applicable, are entitled to fees computed daily and payable monthly.

The maximum annual advisory fees that can be paid to BlackRock (as a percentage of average daily net assets) are as follows:

Total Annual Advisory Fee (Before Waivers)

AVG. DAILY NET ASSETS	INVESTMENT ADVISORY FEE
First $1 billion	.500%
$1 billion-$2 billion	.450%
$2-billion-$3 billion	.425%
greater than $3 billion	.400%

A discussion regarding the basis for the Board of Trustees of the Fund approving the fund's investment advisory contracts is available in the fund's statement of additional information.

Information about the portfolio manager for the fund is presented on page 8.

As discussed above, BlackRock has agreed contractually to cap net expenses (excluding (i) interest, taxes, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by a fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, a fund's investments; and (iv) other extraordinary expenses not incurred in the ordinary course of a fund's business, if any) of each share class of the fund at the levels shown in the fund's expense table.

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To achieve this cap, BlackRock and the Fund have entered into an expense limitation agreement. The agreement sets a limit on certain of the operating expenses of each class of shares and requires BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit.

If within two years following a waiver or reimbursement, the operating expenses of a share class that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that share class, the share class is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the fund of which the share class is a part has more than $50 million in assets, (2) BlackRock or an affiliate serves as the fund's investment adviser or administrator and (3) the Board of Trustees of the Fund has approved in advance the payments to BlackRock at the previous quarterly meeting of the Board.

Conflicts of Interest

The investment activities of BlackRock and its affiliates (including, for these purposes, Merrill Lynch & Co., Inc., BlackRock, Inc., The PNC Financial Services Group, Inc. and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively with BlackRock, the Affiliates)) in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock provides investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the funds. BlackRock and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more Affiliates act or may act as an investor, investment banker, research provider, investment manager, financer, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in the global fixed income, currency, commodity, equity and other markets in which the funds directly and indirectly invest. Thus, it is likely that the funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate performs or

19

seeks to perform investment banking or other services. One or more Affiliates may engage in proprietary trading and advise accounts and mutual funds that have investment objectives similar to those of the funds and/or that engage in and compete for transactions in the same types of securities, currencies and instruments as the funds. The trading activities of these Affiliates are carried out without reference to positions held directly or indirectly by the funds and may result in an Affiliate having positions that are adverse to those of the funds. No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the funds. As a result, an Affiliate may compete with the funds for appropriate investment opportunities. The results of the funds' investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the funds could sustain losses during periods in which one or more Affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the funds may, from time to time, enter into transactions in which an Affiliate or its other clients have an adverse interest. Furthermore, transactions undertaken by an Affiliate or Affiliate-advised clients may adversely impact the funds. Transactions by one or more Affiliate-advised clients or BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the funds. The funds' activities may be limited because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. In addition, the funds may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. The funds also may invest in securities of companies for which an Affiliate provides or may some day provide research coverage. An Affiliate may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the funds or who engage in transactions with or for the funds. The funds may also make brokerage and other payments to an Affiliate in connection with the funds' portfolio investment transactions.

Under a securities lending program approved by the Fund's Board of Trustees, the Fund has retained an Affiliate of BlackRock to serve as the securities lending agent for the funds to the extent that

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a fund participates in the securities lending program. For these services, the lending agent may receive a fee from the funds, including a fee based on the returns earned on the funds' investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the funds may lend its portfolio securities under the securities lending program.

The activities of BlackRock or its Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.

Dividends and Distributions

BlackRock Funds makes two kinds of distributions to shareholders: net investment income and net realized capital gains.

Distributions of net investment income derived by the fund are paid within 10 days after the end of each month. The Fund's Board of Trustees may change the timing of such dividend payments.

Net realized capital gains (including net short-term capital gains), if any, will be distributed by the fund at least annually at a date determined by the Fund's Board of Trustees.

Your distributions will be reinvested at net asset value in new shares of the same class of the fund unless you instruct PFPC Inc. in writing to pay them in cash. There are no sales charges on these reinvestments.

If you invest in the fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as "buying a dividend." Distributions that are declared in October, November or December, but paid in January are taxable as if they were paid in December.

Taxation of Distributions

Distributions paid out of the fund's "net capital gain" will be taxed to shareholders as long-term capital gain, regardless of how long a shareholder has owned shares. Distributions of net investment income, other than exempt-interest dividends, and net

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short-term capital gains will generally be taxed to shareholders as ordinary dividend income. However, individual shareholders who satisfy certain holding period requirements and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to "qualified dividend income" received by the fund. "Qualified dividend income" generally consists of dividends received from U.S. corporations (other than dividends from tax exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations.

Dividends paid with respect to interest on securities issued by the U.S. Government and its agencies may also be exempt from some types of state and local taxes.

Your annual tax statement from the Fund will present in detail the tax status of your distributions for each year.

When you sell your shares of the fund, you may realize a capital gain or loss. Use of the exchange privilege also will be treated as a taxable event because it will be deemed a redemption and subsequent purchase of the shares involved. Therefore, use of the exchange privilege may be subject to federal, state and local income tax.

If more than half of the total asset value of the fund is invested in non-U.S. securities, the fund may elect to "pass through" to its shareholders the amount of non-U.S. income taxes paid by it. In such case, you would be required to include your proportionate share of such taxes in your income and may be entitled to deduct or credit such taxes when computing your taxable income.

If you do not provide the fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

Non-U.S. investors may be subject to U.S. withholding and/or estate tax, and will be subject to special U.S. tax certification requirements. Because every investor has an individual tax

22

situation, and also because the tax laws are subject to periodic changes, you should always consult your tax adviser about federal, state and local tax consequences of owning shares of the Fund.

Exchange Privilege

Once you are a shareholder, you generally have the right to exchange Institutional Shares from one BlackRock fund to Institutional Shares of another to meet your changing financial needs. Please note that you can exchange only into a share class and fund that are open to new investors, unless you have a current account in a fund that is closed to new investors.

There is no required minimum amount with respect to exchanges of Institutional Shares. Institutional Shares of each BlackRock fund may be exchanged for Institutional Shares of other funds which offer that class of shares, based on their respective net asset values. For Federal income tax purposes a share exchange is a taxable event and a capital gain or loss may be realized. Please consult your tax or other financial adviser before making an exchange request.

Investors who currently own Institutional Shares of a fund may make exchanges into Institutional Shares of other funds except for investors holding shares through certain client accounts at financial intermediaries that are omnibus with the Fund and do not meet applicable minimums.

There are several ways to make an exchange: you may call the Fund at (800) 441-7762 and speak with one of our representatives, make the exchange via the Internet by accessing your account online, or you may send a written request to us at BlackRock Funds c/o PFPC Inc., P.O. Box 9819, Providence, RI 02940-8019. Please note, if you indicated on your New Account Application that you did not want the Telephone Exchange Privilege, you will not be able to place exchanges via the telephone until you update this option either in writing or by calling our Service Center. The Fund has the right to reject any telephone request for any reason.

The Fund may suspend or terminate your exchange privilege at any time for any reason, including if the Fund believes, in its sole discretion, that you are engaging in market timing activities. See "Market Timing and Redemption Fees" above.

The Fund reserves the right to modify, limit the use of, or terminate the exchange privilege at any time for any reason.

23

Important Notice Regarding Delivery of Shareholder Documents

The fund delivers only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as "householding" and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Electronic Access to Annual Reports, Semi-Annual Reports and Prospectuses

Electronic copies of most financial reports and prospectuses are available on the Fund's website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1) Access the BlackRock website at http://www.blackrock.com/edelivery

2) Log into your account

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, Clients) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

24

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

25

For more information:

This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Fund is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports

These reports contain additional information about the fund's investments. The annual report describes the fund's performance, lists portfolio holdings, and discusses recent market conditions, economic trends and fund investment strategies that significantly affected the fund's performance for the last fiscal year.

Statement of Additional Information (SAI)

A Statement of Additional Information, dated January 31, 2007, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the Fund, may be obtained free of charge, along with the Fund's annual and semi-annual reports, by calling (800) 441-7762. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus.

BlackRock Investor Shares

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:00 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 441-7762.

Purchases and Redemptions

Call your registered representative or (800) 441-7762.

World Wide Web

Access general fund information and specific fund performance, including SAI and annual/semi-annual reports, free of charge. Request mutual fund prospectuses and literature. Forward mutual fund inquiries. www.blackrock.com/funds

Written Correspondence

BlackRock Funds
c/o PFPC Inc.
PO Box 9819
Providence, RI 02940-8019

Overnight Mail

BlackRock Funds
c/o PFPC Inc.
101 Sabin Street
Pawtucket, RI 02860

Internal Wholesalers/Broker Dealer Support

Available to support investment professionals
8:30 a.m. to 6:00 p.m. (Eastern time), Monday-Friday.
Call: (800) 882-0052

Portfolio Characteristics and Holdings

A description of the Fund's policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 882-0052.

Securities and Exchange Commission

You may also view and copy public information about the Fund, including the SAI, by visiting the EDGAR database on the SEC Web site (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC directly at (202) 551-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549.

INVESTMENT COMPANY ACT FILE NO. 811-05742

PRO-LG-I 07

ALTERNATIVES BLACKROCK SOLUTIONS EQUITIES FIXED INCOME LIQUIDITY REAL ESTATE

BlackRock Funds
Long Duration Bond Portfolio

R Shares

Prospectus

January 31, 2007

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Table of

Contents

How to Find the Information You Need	How to Find the Information You Need	1

	Long Duration Bond	2

About Your Investment	How to Buy/Sell Shares	9

	Dividends/Distributions/Taxes	22

How to Find the

Information You Need

About BlackRock Funds

This is the BlackRock Long Duration Bond Portfolio (R Shares) Prospectus. It has been written to provide you with the information you need to make an informed decision about whether to invest in BlackRock Funds (the Fund). The Fund's investment adviser is BlackRock Advisors, LLC (BlackRock).

The Prospectus has been organized so that the fund has a short section with important fund facts. Also included are sections that tell you about buying and selling shares, certain fees and expenses, shareholder features of the fund and your rights as a shareholder.

If you have questions after reading the Prospectus, ask your registered representative for assistance. Your investment professional has been trained to help you decide which investments are right for you.

1

BlackRock

Long Duration Bond Portfolio

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Investment Goal

The fund seeks to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund normally invests at least 80% of its assets in bonds and maintains an average portfolio duration that is within ±20% of the duration of the Lehman Brothers Long Government/Credit Index (the benchmark). As of August 31, 2006, the duration of the benchmark was 10.7 years.

The management team evaluates sectors of the U.S. and non-U.S. bond markets and individual securities within these sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, pass-throughs, asset-backed securities, corporate bonds and taxable and tax-exempt municipal bonds. The fund may also invest in preferred stock. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the benchmark.

The fund invests primarily in dollar-denominated investment grade bonds, but may invest up to 20% of its assets in any combination of non-investment grade bonds (high yield or junk bonds), non-dollar denominated bonds and bonds of emerging market issuers. The fund's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

Non-investment grade bonds acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor's or Ba or lower by Moody's) or will be determined by the management team to be of similar quality. The fund may invest in securities rated in the category C and above or determined by the management team to be of comparable quality. Split rated bonds will be considered to have the higher rating.

A security will be sold if in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party

2

exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund's Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit

IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

High Yield Bonds: Sometimes referred to as "junk bonds", these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low-rated issuer.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Lehman Brothers Long Government/Credit Index: An unmanaged index comprised of U.S. Government securities or investment grade credit securities from the more comprehensive Lehman Brothers U.S. Aggregate Index. This index concentrates on long maturity bonds and thus excludes all maturities from the broader index that are less than 10 years.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

3

protection. The fund's investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

The fund may invest up to 20% of its assets in any combination of non-investment grade bonds (high yield or junk bonds), non-dollar denominated bonds and bonds of emerging market issuers. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past, and may do so again in the future, as a result of economic and political turmoil in many of these countries.

Non-investment grade securities carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These companies are often

4

young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also impact the market for lower-rated securities and the fund.

The market for high yield bonds is not as liquid as the markets for higher rated securities. This means that it may be harder to buy and sell high yield bonds, especially on short notice, and high yield bonds may be more difficult for the fund to value accurately than higher rated securities. The market for high yield bonds could also be impacted by legal or tax changes.

Securities rated C are considered highly speculative and may be used to cover a situation where the issuer has filed a bankruptcy petition but debt service payments are continued. While such debt will likely have some quality and protective characteristics, those are outweighed by large uncertainties or major risk exposure to adverse conditions.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is

5

that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be

6

short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold R Shares of the fund. The table presents estimated expenses for the fund's first fiscal year and may not reflect expenses of the fund after February 1, 2008.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		.50%
Distribution (12b-1) fees		.25%
Other expenses[1]		.88%
Service fees	.25%
Other	.63%
Total annual fund operating expenses		1.63%
Fee waivers and expense reimbursements[2]		—
Net expenses[2]		1.63%

  1  The fund is newly organized and, accordingly, "Other expenses" are based on estimated amounts for the current fiscal year.

  2  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit R class expenses to 1.93% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
R Shares	$166	$514

IMPORTANT DEFINITIONS

Acquired Fund Fees and Expenses: Fees and expenses incurred indirectly by the fund as a result of investments in other investment companies.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund's distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

7

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), the fund's sub-adviser, including the following individuals who have day-to-day responsibility: Keith Anderson, Managing Director of BFM since 1988 and Vice Chairman since 2006, and Stuart Spodek, Managing Director of BFM since 2002.

Mr. Anderson is responsible for global fixed income strategy, asset allocation and the overall management of client portfolios. In this capacity, he coordinates BlackRock's team of portfolio managers and credit analysts who specialize in the government, agency, corporate and mortgage sectors and sub-sectors, worldwide. He is the Global Chief Investment Officer for Fixed Income, a member of BlackRock's Management and Executive Committees and Chairman of the Investment Strategy Group.

Mr. Spodek is a member of the Investment Strategy Group and his primary responsibility is managing fixed income portfolios, with a sector emphasis on global government bonds, derivative instruments and implementing yield curve strategy across global portfolios. Mr. Spodek joined BlackRock in 1993.

Mr. Anderson and Mr. Spodek have been managing the fund since inception.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

8

About Your Investment

Buying Shares

R Shares are available only to certain authorized qualified employee benefit plans. If you buy R Shares, you will pay neither an initial sales charge nor a contingent deferred sales charge. However, Class R shares are subject to a distribution fee of 0.25% per year and a shareholder servicing fee of 0.25% per year.

What Price Per Share Will You Pay?

The price of mutual fund shares generally changes every day the New York Stock Exchange (NYSE) is open (business day). A mutual fund is a pool of investors' money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $50 million and has 5 million shares outstanding, the net asset value (NAV) per share is $10. When you buy R Shares you pay the NAV per share.

Purchase orders received by the close of regular trading on the NYSE (currently 4 p.m. (Eastern time)) on each day the NYSE is open will be priced based on the NAV calculated at the close of trading on that day. NAV is calculated separately for each class of shares of the fund as of the close of business on the NYSE, generally 4 p.m. (Eastern time), each day the NYSE is open. Shares will not be priced on days the NYSE is closed. Purchase orders received after the close of trading will be priced based on the next calculation of NAV. The non-U.S. securities and certain other securities held by the fund may trade on days when the NYSE is closed. In these cases, net asset value of shares may change when fund shares cannot be bought or sold.

Since the NAV changes daily, the price you pay for your shares depends on the time that your order is received by the Fund's transfer agent, whose job it is to keep track of shareholder records.

The fund's assets are valued primarily on the basis of market quotations. Certain short-term debt securities are valued on the basis of amortized cost. When a determination is made that market quotations are not readily available, including, but not limited to, when (i) the exchange or market on which a security is traded does not open for trading for an entire trading day and no other market prices are available, (ii) a particular security does not trade regularly or has had its trading halted, (iii) a security does not have a price source due to its lack of liquidity, (iv) BlackRock

9

believes a market quotation from a broker-dealer is unreliable (e.g., where it varies significantly from a recent trade), (v) the security is thinly traded or (vi) there has been a significant subsequent event, the fund values the affected securities at fair value as determined by BlackRock pursuant to procedures adopted by the Fund's Board of Trustees. For example, the fund will value a security that trades principally on a foreign market using the most recent closing market price from the market on which the security principally trades, unless, in BlackRock's judgment, a significant event subsequent to the market close has rendered such market closing price unreliable. Because significant events could affect the value of a foreign security between the close of the foreign market where the security is principally traded and the time the fund calculates its NAV, such closing price may not be reflective of current market conditions. In this case, the fund will use what it believes to be the fair value of the security as of the time the fund calculates its NAV.

Fair value represents a good faith approximation of the value of a security. A security's valuation may differ depending on the method used for determining value. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the fund's NAV. As a result, the fund's sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Paying for Shares

Payment for an order must normally be made in Federal funds or other funds immediately available by 4 p.m. (Eastern time) on the first business day following receipt of the order. If payment is not received by this time, the order will be cancelled and you and your financial intermediary will be responsible for any loss to the Fund.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Fund, to obtain, verify and record information that identifies each person who opens an account. When opening an account, you will be asked for your name, address, date of birth

10

and other information that will allow the Fund to identify you. The Fund may also ask to see other identifying documents such as a driver's license (for individuals) or Articles of Incorporation or other formation documents (for institutions). The Fund may use a third party to obtain and verify this information. The Fund may not be able to establish an account, or it may close your existing account and/or redeem your shares involuntarily, if you do not provide sufficient information within the relevant time periods.

How Much is the Minimum Investment?

The minimum investment for the initial purchase of R Shares is $100. There is a $50 minimum for all subsequent investments. The Fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements for any shareholder and suspend and resume the sale of any share class of any fund at any time for any reason.

Distribution and Service Plan

The Fund has adopted a plan (the Plan) that allows the Fund to pay distribution fees for the sale of its shares under Rule 12b-1 of the Investment Company Act and shareholder servicing fees for certain services provided to its shareholders.

Under the Plan, R Shares pay a fee (distribution fees) to BlackRock Distributors, Inc. (the Distributor) and/or affiliates of PNC Bank or Merrill Lynch & Co., Inc. (Merrill Lynch) (including BlackRock) for distribution and sales support services. The distribution fees may be used to pay the Distributor for distribution services and to pay the Distributor and affiliates of PNC Bank or Merrill Lynch (including BlackRock) for sales support services provided in connection with the sale of R Shares. The distribution fees may also be used to pay brokers, dealers, financial institutions and industry professionals (including BlackRock, PNC Bank, Merrill Lynch and their affiliates) (Service Organizations) for sales support services and related expenses. All R Shares pay a maximum distribution fee of .25% per year of the average daily net asset value of each fund attributable to R Shares.

Under the Plan, the Fund also pays shareholder servicing fees to Service Organizations whereby the Service Organizations provide support services to their customers who own R Shares in return for these fees. The Fund may pay a shareholder servicing fee of up to .25% per year of the average daily net asset value of R Shares of the fund. All R Shares pay this shareholder servicing fee.

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In return for the shareholder servicing fee, Service Organizations (including BlackRock) may provide one or more of the following services to their customers who own R Shares:

(1)  Responding to customer questions on the services performed by the Service Organization and investments in R Shares;

(2)  Assisting customers in choosing and changing dividend options, account designations and addresses; and

(3)  Providing other similar shareholder liaison services.

The shareholder servicing fees payable pursuant to the Plan are fees payable for the administration and servicing of shareholder accounts and not costs which are primarily intended to result in the sale of the fund's shares.

Because the fees paid by the Fund under the Plan are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

For more information on the Plan, including a complete list of services provided thereunder, see the SAI.

In addition to, rather than in lieu of, distribution and shareholder servicing fees that the Fund may pay to a Service Organization pursuant to the Plan and fees the Fund pays to its transfer agent, the Fund may enter into non-Plan agreements with Service Organizations pursuant to which the Fund will pay a Service Organization for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization or (2) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial.

The Plan permits BlackRock, the Distributor and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Fund). From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits.

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BlackRock, the Distributor and their affiliates may compensate affiliated and unaffiliated Service Organizations for the sale and distribution of shares of the Fund or for these other services to the Fund and shareholders. These payments would be in addition to the Fund payments described in this Prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Service Organization, or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as "revenue sharing" payments. In some circumstances, these revenue sharing payments may create an incentive for a Service Organization, its employees or associated persons to recommend or sell shares of the Fund to you. Please contact your Service Organization for details about payments it may receive from the Fund or from BlackRock, the Distributor or their affiliates. For more information, see the SAI.

Selling Shares

Authorized qualified employee benefit plan participants may redeem R Shares in accordance with the procedures applicable to their plan accounts. These procedures will vary according to the type of account and the plan involved and customers should consult their account managers in this regard. Authorized qualified employee benefit plans are responsible for transmitting redemption orders to PFPC and crediting their customers' accounts with redemption proceeds on a timely basis.

Authorized qualified employee benefit plans may place redemption orders by telephoning (800) 441-7762. Shares are redeemed at the NAV per share next determined after receipt of the redemption order minus any applicable redemption fee. See "Market Timing and Redemption Fees" below. The Fund, its administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures.

Payment for redeemed shares for which a redemption order is received before 4 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming plan on the next

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business day, provided that the fund's custodian is also open for business. Payment for redemption orders received after 4 p.m. (Eastern time) or on a day when the fund's custodian is closed is normally wired in Federal funds on the next business day following redemption on which the fund's custodian is open for business. The Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of the Fund, an earlier payment could adversely affect a fund. No charge for wiring redemption payments is imposed by the Fund, although plans may charge their customer accounts for redemption services. Information relating to such redemption services and charges, if any, should be obtained by customers from their plans.

During periods of substantial economic market change telephone redemptions may be difficult to complete. Redemption requests may also be mailed to BlackRock Funds, c/o PFPC Inc., P.O. Box 9819, Providence, RI 02940.

The Fund is not responsible for the efficiency of the Federal wire system or the shareholder's firm or bank. The Fund does not currently charge for wire transfers. The shareholder is responsible for any charges imposed by the shareholder's bank. To change the name of the single, designated bank account to receive wire redemption proceeds, it is necessary to send a written request to BlackRock Funds, c/o PFPC Inc., P.O. Box 9819, Providence, RI 02940.

The Fund may refuse a telephone redemption request if it believes it is advisable to do so.

Market Timing and Redemption Fees

The Board of Trustees of the Fund has determined that the interests of long-term shareholders and the Fund's ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations—also known as "market timing." The fund is not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege for Investor, Institutional and R Shares is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of a fund and its shareholders. For example, large

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flows of cash into and out of the fund may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve the fund's investment goal. Frequent trading may cause the fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce the fund's performance.

A fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of the fund's portfolio securities and the determination of the fund's NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling fund shares at a price that does not reflect their true value. A similar risk exists for funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. The Fund will seek to eliminate these opportunities by using fair value pricing, as described in "What Price Per Share Will You Pay?" above.

The Fund discourages market timing and seeks to prevent frequent purchases and sales or exchanges of fund shares that it determines may be detrimental to the fund or long-term shareholders. The Board of Trustees has approved the policies discussed below to seek to deter market timing activity. The Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of fund shares because legitimate strategies, such as asset allocation, dollar cost averaging or similar activities, may result in frequent trading of fund shares. It is not expected that shareholders would be harmed by such legitimate activities.

If, as a result of its own investigation, information provided by a financial intermediary or other third party, or otherwise, the Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If the Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and the Fund will not be responsible for any losses you therefore may suffer. In addition, any redemptions or exchanges that you make (as a result of the activity described above or otherwise) will be subject to any and all redemption fees, as described below. For transactions placed

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directly with the Fund, the Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Fund. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide the Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated are not known by the Fund. While the Fund monitors for market timing activity, the Fund may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the funds. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a financial intermediary is determined by the Fund to be engaged in market timing or other improper trading activity, the Fund's distributor may terminate such financial intermediary's agreement with the distributor, suspend such financial intermediary's trading privileges or take other appropriate actions.

Each of the Fund's High Yield Bond, International Bond, Aurora, Small/Mid-Cap Growth, Small Cap Value Equity, Small Cap Core Equity, Small Cap Growth Equity, Health Sciences Opportunities, Global Science & Technology Opportunities, Global Resources, All-Cap Global Resources, U.S. Opportunities, Global Opportunities and International Opportunities Portfolios will automatically assess and retain a fee of 2% of the current NAV, after excluding the effect of any contingent deferred sales charges, of shares being redeemed or exchanged within 30 days of acquisition (other than those acquired through reinvestment of dividends or other distributions). A new 30-day period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Portfolio A are exchanged for shares of Portfolio B 20 days after the purchase of the Portfolio A shares, followed in 20 days by an exchange of the Portfolio B shares for shares of Portfolio C, will be subject to two redemption fees (one on each exchange).

The redemption fee is for the benefit of the remaining shareholders of a fund and is intended to encourage long-term investment, to compensate for transaction and other expenses

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caused by early redemptions and exchanges, and to facilitate portfolio management. The "first-in, first-out" method is used to determine the holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. The Fund sells shares to some 401(k) plans, 403(b) plans, bank or trust company accounts, and accounts of certain financial institutions or intermediaries that do not apply the redemption fee to underlying shareholders, often because of administrative or systems limitations. From time to time, with the approval of the Fund, the redemption fee will not be assessed on redemptions or exchanges by: (i) accounts of asset allocation programs or wrap programs whose trading practices are determined by the Fund not to be detrimental to a fund or long-term shareholders (e.g., model driven programs with periodic automatic portfolio rebalancing that prohibit participant-directed trading and other programs with similar characteristics); (ii) accounts of shareholders who have died or become disabled; (iii) shareholders redeeming or exchanging shares through the Fund's Systematic Withdrawal Plan, Systematic Exchange Plan or in connection with required distributions from an IRA, 401(k) plan, 403(b) plan or any other Internal Revenue Code Section 401 qualified employee benefit plan or account, or distribution from a 529 plan; (iv) shareholders executing rollovers of current investments in the Fund through qualified employee benefit plans; and (v) certain other accounts in the absolute discretion of the Fund when the redemption fee is de minimis or a shareholder can demonstrate hardship. The Fund reserves the right to modify or eliminate these waivers at any time.

There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

The Fund may from time to time use other methods that it believes are appropriate to deter market timing or other trading activity that may be detrimental to a fund or long-term shareholders.

The Fund's Rights

The Fund may:

■  Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act,

■  Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency

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conditions described in the Investment Company Act or as described in the third paragraph in the section "Selling Shares" above,

■  Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level, as described below, and

■  Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act.

Accounts with Low Balances

The Fund may redeem a shareholder's account in the fund at any time if the net asset value of the account in the fund falls below the required minimum initial investment as the result of a redemption or an exchange request. The shareholder will be notified in writing that the value of the account is less than the required amount and the shareholder will be allowed 60 days to make additional investments before the redemption is processed.

Management

BlackRock Funds' adviser is BlackRock Advisors, LLC (BlackRock). BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 100 Bellevue Parkway, Wilmington, DE 19809. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with approximately $1.125 trillion of assets under management as of December 31, 2006. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc. and Merrill Lynch & Co., Inc. BlackRock Financial Management, Inc. (BFM), an affiliate of BlackRock located at 40 E. 52nd Street, New York, NY 10022, acts as sub-adviser to the fund.

For their investment advisory and sub-advisory services, BlackRock and BFM, as applicable, are entitled to fees computed daily on a fund-by-fund basis and payable monthly.

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The maximum annual advisory fees that can be paid to BlackRock (as a percentage of average daily net assets) are as follows:

Total Annual Advisory Fee (Before Waivers)

AVG. DAILY NET ASSETS	INVESTMENT ADVISORY FEE
first $1 billion	0.500%
$1 billion—$2 billion	0.450%
$2 billion—$3 billion	0.425%
greater than $3 billion	0.400%

A discussion regarding the basis for the Board of Trustees of the Fund approving the fund's investment advisory contracts is available in the fund's statement of additional information.

Information about the portfolio manager for the fund is presented on page 8.

As discussed above, BlackRock has agreed contractually to cap net expenses (excluding (i) interest, taxes, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by a fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, a fund's investments; and (iv) other extraordinary expenses not incurred in the ordinary course of a fund's business, if any) of each share class of the fund at the levels shown in the fund's expense table.

To achieve this cap, BlackRock and the Fund have entered into an expense limitation agreement. The agreement sets a limit on certain of the operating expenses of each class of shares and requires BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit.

If within two years following a waiver or reimbursement, the operating expenses of a share class that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that share class, the share class is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the fund of which the share class is a part has more than $50 million in assets, (2) BlackRock or an affiliate serves as the fund's investment adviser or administrator and (3) the Board of Trustees of the Fund has

IMPORTANT DEFINITIONS

Adviser: The adviser of a mutual fund is responsible for the overall investment management of the fund. The adviser for BlackRock Funds is BlackRock Advisors, LLC.

Sub-Adviser: The sub-adviser of a fund is responsible for its day-to-day management and will generally make all buy and sell decisions. Sub-advisers also provide research and credit analysis. The sub-adviser for the fund is BlackRock Financial Management, Inc.

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approved in advance the payments to BlackRock at the previous quarterly meeting of the Board.

Conflicts of Interest

The investment activities of BlackRock and its affiliates (including, for these purposes, Merrill Lynch & Co., Inc., BlackRock, Inc., The PNC Financial Services Group, Inc. and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively with BlackRock, the Affiliates)) in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock provides investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the funds. BlackRock and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more Affiliates act or may act as an investor, investment banker, research provider, investment manager, financer, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in the global fixed income, currency, commodity, equity and other markets in which the funds directly and indirectly invest. Thus, it is likely that the funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate performs or seeks to perform investment banking or other services. One or more Affiliates may engage in proprietary trading and advise accounts and mutual funds that have investment objectives similar to those of the funds and/or that engage in and compete for transactions in the same types of securities, currencies and instruments as the funds. The trading activities of these Affiliates are carried out without reference to positions held directly or indirectly by the funds and may result in an Affiliate having positions that are adverse to those of the funds. No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the funds. As a result, an Affiliate may compete with the funds for appropriate investment opportunities. The results of the funds' investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the funds could sustain losses during periods in

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which one or more Affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the funds may, from time to time, enter into transactions in which an Affiliate or its other clients have an adverse interest. Furthermore, transactions undertaken by an Affiliate or Affiliate-advised clients may adversely impact the funds. Transactions by one or more Affiliate-advised clients or BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the funds. The funds' activities may be limited because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. In addition, the funds may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. The funds also may invest in securities of companies for which an Affiliate provides or may some day provide research coverage. An Affiliate may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the funds or who engage in transactions with or for the funds. The funds may also make brokerage and other payments to an Affiliate in connection with the funds' portfolio investment transactions.

Under a securities lending program approved by the Fund's Board of Trustees, the Fund has retained an Affiliate of BlackRock to serve as the securities lending agent for the funds to the extent that a fund participates in the securities lending program. For these services, the lending agent may receive a fee from the funds, including a fee based on the returns earned on the funds' investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the funds may lend its portfolio securities under the securities lending program.

The activities of BlackRock or its Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.

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Dividends and Distributions

BlackRock Funds makes two kinds of distributions to share-holders: net investment income and net realized capital gains.

Distributions of net investment income derived by the fund are paid within 10 days after the end of each month. The Fund's Board of Trustees may change the timing of such dividend payments.

Net realized capital gains (including net short-term capital gains), if any, will be distributed by the fund at least annually at a date determined by the Fund's Board of Trustees.

Your distributions will be reinvested at net asset value in new shares of the same class of the fund unless you instruct PFPC in writing to pay them in cash. There are no sales charges on these reinvestments.

If you invest in the fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as "buying a dividend." Distributions that are declared in October, November or December, but paid in January are taxable as if they were paid in December.

Taxation of Distributions

Distributions paid out of the fund's "net capital gain" will be taxed to shareholders as long-term capital gain, regardless of how long a shareholder has owned shares. Distributions of net investment income and net short-term capital gains will generally be taxed to shareholders as ordinary dividend income. However, individual shareholders who satisfy certain holding period requirements and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to "qualified dividend income" received by the fund. "Qualified dividend income" generally consists of dividends received from U.S. corporations (other than dividends from tax exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations.

Dividends paid with respect to interest on securities issued by the U.S. Government and its agencies may also be exempt from some types of state and local taxes.

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Your annual tax statement from the Fund will present in detail the tax status of your distributions for each year.

When you sell your shares of the fund, you may realize a capital gain or loss. Use of the exchange privilege also will be treated as a taxable event because it will be deemed a redemption and subsequent purchase of the shares involved. Therefore, use of the exchange privilege may be subject to federal, state and local income tax.

If you do not provide the fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

Non-U.S. investors may be subject to U.S. withholding and/or estate tax, and will be subject to special U.S. tax certification requirements. Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax adviser about federal, state and local tax consequences of owning shares of the Fund.

Exchange Privilege

Once you are a shareholder, you have the right to exchange R Shares from one BlackRock fund to R Shares of another to meet your changing financial needs. Please note that you can exchange only into a share class and fund that are offered to your employee benefit plan and that are open to new investors, unless you have a current account in a fund that is offered to your employee benefit plan but that is closed to new investors.

You can exchange $1,000 or more from one BlackRock fund into another. R Shares of each fund may be exchanged for shares of the same class of other funds which offer that class of shares, based on their respective net asset values. (You can exchange less than $1,000 if you already have an account in the fund into which you are exchanging.) For Federal income tax purposes a share exchange is a taxable event and a capital gain or loss may be

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realized. Please consult your tax or other financial adviser before making an exchange request.

There are several ways to make an exchange: you may call the Fund at (800) 441-7762 and speak with one of our representatives, make the exchange via the Internet by accessing your account online, or you may send a written request to us at BlackRock Funds c/o PFPC Inc., P.O. Box 9819, Providence, RI 02940-8019. Please note, if you indicated on your New Account Application that you did not want the Telephone Exchange Privilege, you will not be able to place exchanges via the telephone until you update this option either in writing or by calling our Service Center. The Fund has the right to reject any telephone request for any reason.

The Fund may suspend or terminate your exchange privilege at any time for any reason, including if the Fund believes, in its sole discretion, that you are engaging in market timing activities. See "Market Timing and Redemption Fees" above.

The Fund reserves the right to modify, limit the use of, or terminate the exchange privilege at any time for any reason.

Retirement Plans

Shares may be purchased in conjunction with individual retirement accounts (IRAs), rollover IRAs and 403(b) plans where PNC Bank or any of its affiliates acts as custodian. For more information about applications or annual fees, please contact BlackRock Funds c/o PFPC Inc., at P.O. Box 9819, Providence, Rhode Island 02940-8019, or call (800) 441-7762. Investors will be charged an annual fee of $15 for all of the IRA and 403(b) accounts they have under their Social Security number (therefore if you own a 403(b) account, a Roth IRA, a Traditional IRA and a Rollover IRA, you would only be charged one $15 fee). In addition, 403(b) accounts will be charged a separate loan application/processing fee of $25. To determine if you are eligible for an IRA or 403(b) plan and whether an IRA or 403(b) plan is appropriate for you, you should consult with a tax adviser.

Statements

Every shareholder automatically receives quarterly account statements. In addition, for tax purposes, shareholders also

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receive a yearly statement describing the characteristics of any dividends or other distributions received.

Important Notice Regarding Delivery of Shareholder Documents

The fund delivers only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements to shareholders with multiple accounts at the same address. This practice is known as "householding" and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Electronic Access to Annual Reports, Semi-Annual Reports and Prospectuses

Electronic copies of most financial reports and prospectuses are available on the Fund's website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1) Access the BlackRock website at http://www.blackrock.com/edelivery

2) Log into your account

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, Clients) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

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If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

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For more information

This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Fund is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports

These reports contain additional information about the fund's investments. The annual report describes the fund's performance, lists portfolio holdings, and discusses recent market conditions, economic trends and fund investment strategies that significantly affected the fund's performance for the last fiscal year.

Statement of Additional Information (SAI)

A Statement of Additional Information, dated January 31, 2007, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the Fund, may be obtained free of charge, along with the Fund's annual and semi-annual reports, by calling (800) 441-7762. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus.

BlackRock Investor Services

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:00 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 441-7762.

An investor in any fund can call the National TTY Relay Number at (800) 688-4889 with his or her TTY machine. A Relay agent will assist the investor with all inquiries made to a Shareholder Account Service Representative.

Purchases and Redemptions

Call your registered representative or (800) 441-7762.

World Wide Web

Access general fund information and specific fund performance, including SAI and annual/semi-annual reports, free of charge. Request mutual fund prospectuses and literature. Forward mutual fund inquiries. www.blackrock.com/funds

Written Correspondence

BlackRock Funds
c/o PFPC Inc.
PO Box 9819
Providence, RI 02940-8019

Overnight Mail

BlackRock Funds
c/o PFPC Inc.
101 Sabin Street
Pawtucket, RI 02860

Internal Wholesalers/Broker Dealer Support

Available to support investment professionals 8:30 a.m. to 6:00 p.m. (Eastern time), Monday - Friday. Call: (800) 882-0052.

Portfolio Characteristics and Holdings

A description of the Funds' policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 882-0052.

Securities and Exchange Commission

You may also view and copy public information about the Fund, including the SAI, by visiting the EDGAR database on the SEC Web site (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC directly at (202) 551-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549.

INVESTMENT COMPANY ACT FILE NO. 811-05742

PRO-LG-R 07

BLACKROCK FUNDSSM

CORE EQUITY PORTFOLIO

This Prospectus relates to shares of the Core Equity Portfolio (the fund) of BlackRock FundsSM (the Fund). The Fund’s investment advisor is BlackRock Advisors, LLC (BlackRock).

PROSPECTUS

Prospectus

January 31, 2007

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT GOAL AND STRATEGIES

IMPORTANT DEFINITIONS

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Investment Style: Refers to the guiding principles of a mutual fund’s investment choices. The investment style of this fund is a blend of growth stocks and value stocks, referring to the type of securities the management team will choose for this fund.

Market Capitalization: Refers to the market value of a company and is calculated by multiplying the number of shares outstanding by the current price per share.

Sector: All stocks are classified into a category or sector such as utilities, consumer services, basic materials, capital equipment, consumer cyclicals, energy, consumer non-cyclicals, healthcare, technology, transportation, finance and cash.

S&P 500® Index: The Standard & Poor’s Composite Stock Price Index, an unmanaged index of 500 stocks, most of which are listed on the New York Stock Exchange. The index focuses on the large-cap segment of the market, with our 80% coverage of U.S. equities.

Value or Growth Companies: All stocks are generally divided into the categories of “value” or “growth”, although there are times when a value fund and growth fund may own the same stock. Value stocks are companies that appear to the management team to be undervalued by the market as measured by certain financial formulas. Growth stocks are companies whose earnings growth potential appears to the management team to be greater than the market in general, and whose growth in revenue is expected to continue for an extended period.

Investment Goal

The fund seeks long-term capital appreciation – current income is the secondary objective.

Primary Investment Strategies

In pursuit of this goal, the management team uses the S&P 500® Index as a benchmark. The fund generally will invest in market sectors in similar proportions to the S&P 500® Index, although the management team may overweight or underweight sectors by as much as 5% as it identifies market opportunities. This means that if technology stocks make up 20% of the index, the fund generally can invest between 15% and 25% of its assets in technology companies. Furthermore, the fund generally will seek to invest in individual stocks in similar proportions to their weighting on the index, although the management team again may overweight or underweight particular stocks as it identifies market opportunities. The fund normally invests at least 80% of its total assets in equity securities. The fund primarily buys common stock but can also invest in preferred stock and securities convertible into common and preferred stock. From time to time the fund may invest in shares of companies through initial public offerings (IPOs).

The investment style of this fund is a blend of value stocks and growth stocks. The management team initially screens for “value” and “growth” stocks from the universe of companies with market capitalization above $1 billion. Whether screening value or growth stocks, the management team is seeking companies that are currently undervalued or that have above-average earnings growth potential. The management team uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.

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The fund generally will sell a stock when it reaches a target price, which is when the management team believes it is fully valued or when, in the management team’s opinion, conditions change such that the risk of continuing to hold the stock is unacceptable when compared to its growth potential.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund’s primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund’s opportunity to achieve its investment goal.

As part of its normal operations, the fund may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

The management team may, when consistent with the fund’s investment goal, buy or sell options or futures on a security or an index of securities (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to maintain liquidity and commit cash pending investment but they may also be used to attempt to reduce risk to the Fund as a whole (hedge). The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

KEY RISKS

The main risk of any investment in equity securities is that their prices fluctuate. The value of your investment can go up or down depending upon market conditions, which means you could lose money. The value of equity securities may decline due to developments relating to the issuer, industry factors or general market conditions.  Equity securities generally have greater price volatility than fixed income securities.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund’s performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding small cap stocks may outperform this fund.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performances. The investment performance of the fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund’s performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

While the management team chooses stocks it believes to have rising earnings expectations and good relative valuations, there is no guarantee that the investments will increase in value or that they won’t decline. In addition, if the multi-factor model used by the management team fails to accurately predict which stocks will perform well, fund performance will suffer.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund’s hedging transactions will be effective.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

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EXPENSES AND FEES

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The tables below describe the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The “Annual Fund Operating Expenses” table may not reflect expenses of the Fund after February 1, 2008.

Shareholder Fees

(Fees paid directly from your investment)

Redemption/Exchange Fee* (as a percentage of amount redeemed)	2.0%

Annual Fund Operating Expenses(1)

(Expenses that are deducted from fund assets)

Advisory fees	.35%
Other expenses	.33%
Total annual fund operating expenses	.68%
Fee waivers and expense reimbursements(1)	.23%
Net expenses(1)	.45%

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Institutional Shares	$46	$194

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees. “Other expenses” are based on estimated amounts for the current fiscal year.

*	Fee applies only to shares that are redeemed or exchanged within 90 days of purchase.

(1)

BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Institutional class expenses to 0.45% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management” section for a discussion of these waivers and reimbursements.

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PORTFOLIO MANAGERS

The fund management team is led by Fred Herrmann and David Byrket, both Managing Directors at BlackRock Advisors, LLC (BlackRock). Mr. Herrmann and Mr. Byrket head a six person investment team at BlackRock focused on quantitative strategies for the equity market. They have been managing the fund since March 2003. Prior to joining BlackRock in 2003, both Mr. Byrket and Mr. Herrmann were Managing Directors at Weiss, Peck and Greer, LLC since 2001. They have been responsible for managing quantitative equity portfolios since 1996.

The Statement of Additional Information (SAI) provides additional information about the fund managers’ compensation, other accounts managed by the fund managers, and the fund managers’ ownership of securities in the fund.

PURCHASE AND REDEMPTION OF SHARES

Buying Shares

Institutional Shares are offered without a sales charge to:

•                    Institutional and individual investors with a minimum investment of $2 million

•                    Trust departments of PNC Bank and its affiliates on behalf of clients for whom the bank:

•                     acts in a fiduciary capacity (excluding participant-directed employee benefit plans)

•                     otherwise has investment discretion or

•                     acts as custodian for at least $2 million in assets

•                    Registered Investment Advisors with a minimum investment of $250,000

Purchase orders may be placed through PFPC, the Fund’s transfer agent, by telephoning (800) 441-7762.

What Price Per Share Will You Pay?

The price of mutual fund shares generally changes every day the New York Stock Exchange (NYSE) is open (business day). A mutual fund is a pool of investors’ money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $50 million and has 5 million shares outstanding, the net asset value (NAV) per share is $10.

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Purchase orders received by the close of regular trading on the NYSE (currently 4 p.m. (Eastern time)) on each day the NYSE is open will be priced based on the NAV calculated at the close of trading on that day. NAV is calculated as of the close of business on the NYSE, generally 4 p.m. (Eastern time), each day the NYSE is open.

Shares will not be priced on days the NYSE is closed. Purchase orders received after the close of trading will be priced based on the next calculation of NAV. Non-U.S. securities and certain other securities held by the fund may trade on days when the NYSE is closed. In these cases, net asset value of shares may change when fund shares cannot be bought or sold.

Since the NAV changes daily, the price you pay for your shares depends on the time that your order is received.

Each fund’s assets are valued primarily on the basis of market quotations. Certain short-term debt securities are valued on the basis of amortized cost. When a determination is made that market quotations are not readily available, including, but not limited to, when (i) the exchange or market on which a security is traded does not open for trading for an entire trading day and no other market prices are available, (ii) a particular security does not trade regularly or has had its trading halted, (iii) a security does not have a price source due to its lack of liquidity, (iv) BlackRock believes a market quotation from a broker-dealer is unreliable (e.g., where it varies significantly from a recent trade), (v) the security is thinly traded or (vi) there has been a significant subsequent event, each fund values the affected securities at fair value as determined by BlackRock pursuant to procedures adopted by the Fund’s Board of Trustees. For example, the fund will value a security that trades principally on a foreign market using the most recent closing market price from the market on which the security principally trades, unless, in BlackRock’s judgment, a significant event subsequent to the market close has rendered such market closing price unreliable. Because significant events could affect the value of a foreign security between the close of the foreign market where the security is principally traded and the time the fund calculates its NAV, such closing price may not be reflective of current market conditions. In this case, the fund will use what it believes to be the fair value of the security as of the time the fund calculates its NAV.

Fair value represents a good faith approximation of the value of a security. A security’s valuation may differ depending on the method used for determining value. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining a fund’s NAV. As a result, a fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Certain financial institutions may buy and sell Institutional Shares on behalf of their customers. The institutions may charge a fee for this service and may impose additional conditions on owning fund shares. Shareholders should contact their institutions for more information.

Paying for Shares

Payment for Institutional Shares must normally be made in Federal funds or other funds immediately available by 4 p.m. (Eastern time) on the first business day following receipt of the order. Payment may also, at the discretion of the Fund, be made in the form of securities that are permissible investments for the fund. If payment is not received by this time, you will be responsible for any loss to the Fund.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Fund, to obtain, verify and record information that identifies each person who opens an account. When opening an account, you will be asked for your name, address, date of birth and other information that will allow the Fund to identify you. The Fund may also ask to see other identifying documents such as a driver’s license (for individuals) or Articles of Incorporation or other formation documents (for institutions). The Fund may use a third party to obtain and verify this information. The Fund may not be able to establish an account, or it may close your existing account and/or redeem your shares involuntarily, if you do not provide sufficient information within the relevant time periods.

How Much is the Minimum Investment?

The minimum investment for the initial purchase of Institutional Shares is:

•                    $2 million for institutions and individuals

•                    $250,000 for registered investment advisers

There is no minimum requirement for later investments. The Fund does not accept third party checks as payment for shares.

The Fund may permit a lower initial investment for certain investors if their purchase, combined with purchases by other investors received together by the Fund, meets the minimum investment requirement. The Fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements and suspend and resume the sale of any share class of the fund at any time.

DISTRIBUTION AND SERVICE PLAN

The Fund has adopted a plan (the Plan) that allows the Fund to pay distribution fees for the sale of its shares under Rule 12b-1 of the Investment Company Act and shareholder servicing fees for certain services provided to its shareholders.

In accordance with the Plan, Institutional shares currently do not make such payments. The Fund, however, may enter into non-Plan agreements with brokers, dealers, financial institutions and industry professionals (Service Organizations) pursuant to which the Fund will pay a Service Organization for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are in addition to, rather than in lieu of, fees the Fund pays to its transfer agent and are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization or (2) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial.

The Plan permits BlackRock, the Distributor and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Fund). From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits. BlackRock, the Distributor and their affiliates may compensate affiliated and unaffiliated Service Organizations for the sale and distribution of shares of the Fund or for these other services to the Fund and shareholders. These payments may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Service Organization, or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as “revenue sharing” payments. In some circumstances, these revenue sharing payments may create an incentive for a Service Organization, its employees or associated persons to recommend or sell shares of the Fund to you. Please contact your Service Organization for details about payments it may receive from the Fund or from BlackRock, the Distributor or their affiliates. For more information, see the SAI.

Selling Shares

Shareholders may place redemption orders by telephoning (800) 441-7762. Shares are redeemed at the NAV per share next determined after PFPC’s receipt of the redemption order minus any applicable redemption/exchange fee. See “Market Timing and Redemption Fees” below. The Fund, the administrators and the distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures.

Payment for redeemed shares for which a redemption order is received before 4 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming shareholder on

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the next business day, provided that the fund’s custodian is also open for business. Payment for redemption orders received after 4 p.m. (Eastern time) or on a day when the fund’s custodian is closed is normally wired in Federal funds on the next business day following redemption on which the fund’s custodian is open for business. The Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgement of BlackRock Advisors, LLC, an earlier payment could adversely affect the fund. No charge for wiring redemption payments is imposed by the Fund.

During periods of substantial economic market change, telephone redemptions may be difficult to complete. Redemption requests may also be mailed to BlackRock Funds, c/o PFPC Inc., P.O. Box 9819, Providence, RI 02940.

The Fund is not responsible for the efficiency of the Federal wire system or the shareholder’s firm or bank. The Fund does not currently charge for wire transfers. The shareholder is responsible for any charges imposed by the shareholder’s bank. To change the name of the single, designated bank account to receive wire redemption proceeds, it is necessary to send a written request to BlackRock Funds, c/o PFPC Inc., P.O. Box 9819, Providence, RI 02940.

The Fund may refuse a telephone redemption request if it believes it is advisable to do so.

Market Timing and Redemption Fees

The Board of Trustees of the Fund has determined that the interests of long-term shareholders and the Fund’s ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations—also known as “market timing.” The funds are not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege for Investor Shares is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of a fund and its shareholders. For example, large flows of cash into and out of a fund may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve the fund’s investment goal. Frequent trading may cause a fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce a fund’s performance.

A fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of the fund’s portfolio securities and the determination of the fund’s NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling fund shares at a price that does not reflect their true value. A similar risk exists for funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. The Fund will seek to eliminate these opportunities by using fair value pricing, as described in “What Price Per Share Will You Pay?” above.

The Fund discourages market timing and seeks to prevent frequent purchases and sales or exchanges of fund shares that it determines may be detrimental to a fund or long-term shareholders. The Board of Trustees has approved the policies discussed below to seek to deter market timing activity. The Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of fund shares because legitimate strategies, such as asset allocation, dollar cost averaging or similar activities, may result in frequent trading of fund shares. It is not expected that shareholders would be harmed by such legitimate activities.

If as a result of its own investigation, information provided by a financial intermediary or other third party, or otherwise, the Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If the Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and the Fund will not be responsible for any losses you therefore may suffer. In addition, any redemptions or exchanges that you make (as a result of the activity described above or otherwise) will be subject to any and all redemption fees, as described below. For transactions placed directly with the Fund, the Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Fund. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide the Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated are not known by the Fund. While the Fund monitors for market timing activity, the Fund may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the funds. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a financial intermediary is determined by the Fund to be engaged in market timing or other improper trading activity, the Fund’s distributor may terminate such financial intermediary’s agreement with the distributor, suspend such financial intermediary’s trading privileges or take other appropriate actions.

Each of the Fund’s High Yield Bond, International Bond, Aurora, Small/Mid-Cap Growth, Small Cap Value Equity, Small Cap Core Equity, Small Cap Growth Equity, Health Sciences Opportunities, Global Science & Technology Opportunities, Global Resources, All-Cap Global Resources, U.S. Opportunities, Global Opportunities and International Opportunities Portfolios will automatically assess and retain a fee of 2% of the current NAV, after excluding the effect of any contingent deferred sales charges, of shares being redeemed or exchanged within 30 days of acquisition (other than those acquired through reinvestment of dividends or other distributions). A new 30-day period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Portfolio A are exchanged for shares of Portfolio B 20 days after the purchase of the Portfolio A shares, followed in 20 days by an exchange of the Portfolio B shares for shares of Portfolio C, will be subject to two redemption fees (one on each exchange).

The redemption fee is for the benefit of the remaining shareholders of a fund and is intended to encourage long-term investment, to compensate for transaction and other expenses caused by early redemptions and exchanges, and to facilitate portfolio management. The “first-in, first-out” method is used to determine the holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. The Fund sells shares to some 401(k) plans, 403(b) plans, bank or trust company accounts, and accounts of certain financial institutions or intermediaries that do not apply the redemption fee to underlying shareholders, often because of administrative or systems limitations. From time to time, with the approval of the Fund, the redemption/exchange fee will not be assessed on redemptions or exchanges by: (i) accounts of asset allocation programs or wrap programs whose trading practices are determined by the Fund not to be detrimental to a fund or long-term shareholders (e.g., model driven programs with periodic automatic portfolio rebalancing that prohibit participant-directed trading and other programs with similar characteristics); (ii) accounts of shareholders who have died or become disabled; (iii) shareholders redeeming or exchanging shares through the Fund’s Systematic Withdrawal Plan, Systematic Exchange Plan or in connection with required distributions from an IRA, 401(k) plan, 403(b) plan or any other Internal Revenue Code Section 401 qualified employee benefit plan or account; (iv) shareholders executing rollovers of current investments in the Fund through qualified employee benefit plans; and (v) certain other accounts in the absolute discretion of the Fund when the redemption fee is de minimis or a shareholder can demonstrate hardship. The Fund reserves the right to modify or eliminate these waivers at any time.

There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

The Fund’s Rights

The Fund may:

•                     Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act,

•                     Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act or as described in the second paragraph in the section “Selling Shares” above,

•                     Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level, as described below, and

•                     Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act.

Accounts with Low Balances

The Fund may redeem a shareholder’s account in the fund at any time if the net asset value of the account falls below the required minimum as the result of a redemption. The shareholder will be notified in writing that the value of the account is less than the required amount and the shareholder will be allowed 30 days to make additional investments before the redemption is processed.

Statements

Every shareholder automatically receives quarterly account statements. In addition, for tax purposes, shareholders also receive a yearly statement describing the characteristics of any dividends or other distributions received.

MANAGEMENT

The Fund’s Adviser is BlackRock Advisors, LLC (BlackRock). The Adviser of a mutual fund is responsible for the overall investment management of the fund. BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 100 Bellevue Parkway, Wilmington, DE 19809. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with $1.125 trillion of assets under management as of December 31, 2006. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc. and Merrill Lynch & Co., Inc.

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For its investment advisory services, BlackRock is entitled to fees computed daily and payable monthly.

The maximum annual advisory fee that can be paid to BlackRock (as a percentage of average daily net assets) is as follows:

Average Daily Net Assets	Investment Advisory Fee
First $1 billion	.350%
$1 billion-$2 billion	.325%
$2 billion - $3 billion	.300%
More than $3 billion	.275%

A discussion regarding the basis for the Board of Trustees of the Fund approving the Fund’s investment advisory contracts is available in the Fund’s semi-annual report to shareholders.

Information about the portfolio manager for the fund is presented on page 5.

As discussed above, BlackRock has contractually agreed to cap net expenses (excluding (i) interest, taxes, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by a fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, a fund’s investments; and (iv) other extraordinary expenses not incurred in the ordinary course of a fund’s business, if any) of the fund at the level shown in the fund’s expense table.

To achieve this cap, BlackRock and the Fund have entered into an expense limitation agreement. The agreement sets a limit on certain of the operating expenses of the fund and requires BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit.

If within two years following a waiver or reimbursement the operating expenses of the fund are less than the expense limit for the fund, the fund is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the fund has more than $50 million in assets, (2) BlackRock or an affiliate serves as the fund’s investment adviser or administrator and (3) the Board of Trustees of the Fund has approved in advance the payments to BlackRock at the previous quarterly meeting of the Board.

Conflicts of Interest

The investment activities of BlackRock and its affiliates (including, for these purposes, Merrill Lynch & Co., Inc., BlackRock, Inc., The PNC Financial Services Group, Inc. and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively with BlackRock, the Affiliates)) in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders.  BlackRock provides investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the funds. BlackRock and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more Affiliates act or may act as an investor, investment banker, research provider, investment manager, financer, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in the global fixed income, currency, commodity, equity and other markets in which the funds directly and indirectly invest. Thus, it is likely that the funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate performs or seeks to perform investment banking or other services. One or more Affiliates may engage in proprietary trading and advise accounts and mutual funds that have investment objectives similar to those of the funds and/or that engage in and compete for transactions in the same types of securities, currencies and instruments as the funds.  The trading activities of these Affiliates are carried out without reference to positions held directly or indirectly by the funds and may result in an Affiliate having positions that are adverse to those of the funds. No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the funds. As a result, an Affiliate may compete with the funds for appropriate investment opportunities. The results of the funds’ investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the funds could sustain losses during periods in which one or more Affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the funds may, from time to time, enter into transactions in which an Affiliate or its other clients have an adverse interest.  Furthermore, transactions undertaken by an Affiliate or Affiliate-advised clients may adversely impact the funds. Transactions by one or more Affiliate-advised clients or BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the funds.  The funds’ activities may be limited because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions.  In addition, the funds may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. The funds also may invest in securities of companies for which an Affiliate provides or may some day provide research coverage. An Affiliate may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the funds or who engage in transactions with or for the funds.  The funds may also make brokerage and other payments to an Affiliate in connection with the funds’ portfolio investment transactions.

Under a securities lending program approved by the Fund’s Board of Trustees, the Fund has retained an Affiliate of BlackRock to serve as the securities lending agent for the funds to the extent that a fund participates in the securities lending program. For these services, the lending agent may receive a fee from the funds, including a fee based on the returns earned on the funds’ investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the funds may lend its portfolio securities under the securities lending program.

The activities of BlackRock or its Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.

DIVIDENDS AND DISTRIBUTIONS

The Fund makes two kinds of distributions to shareholders: net investment income and net realized capital gains.

Distributions of net investment income derived by the fund are paid within ten days after the end of each quarter. The Fund’s Board of Trustees may change the timing of dividend payments.

Net realized capital gains (including net short-term capital gains), if any, will be distributed by the fund at least annually at a date determined by the Fund’s Board of Trustees.

Your distributions will be reinvested at net asset value in new shares of the fund unless you instruct PFPC Inc. in writing to pay them in cash. There are no sales charges on these reinvestments.

If you invest in a fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as “buying a dividend.” Distributions that are declared in December, but paid in January are taxable as if they were paid in December.

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TAXATION OF DISTRIBUTIONS

Distributions paid out of the fund’s “net capital gain” will be taxed to shareholders as long-term capital gain regardless of how long a shareholder has owned shares. Distributions of net investment income and net short-term capital gains will generally be taxed to shareholders as ordinary income. However, individual shareholders who satisfy certain holding period requirements and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to “qualified dividend income” received by the fund. “Qualified dividend income” generally consists of dividends received from U.S. corporations (other than dividends from tax exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations.

Your annual tax statement from the Fund will present in detail the tax status of your distributions for each year.

Distributions paid by the fund with respect to certain qualifying dividends received by the fund from domestic corporations may be eligible for the corporate dividends received deduction.

If you do not provide a fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

Non-U.S. investors may be subject to U.S. withholding and/or estate tax, and will be subject to special U.S. tax certification requirements. Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax adviser about federal, state and local tax consequences of owning shares of the Fund.

IMPORTANT NOTICE REGARDING DELIVERY OF SHAREHOLDER DOCUMENTS

The funds deliver only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements to shareholders with multiple accounts at the same address. This practice is known as “householding” and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Electronic Access to Annual Reports, Semi-Annual Reports and Prospectuses

Electronic copies of most financial reports and prospectuses are available on the Fund’s website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)  Access the BlackRock website at http://www.blackrock.com/edelivery

2)  Log into your account

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For more information:

This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Fund is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports

These reports contain additional information about the fund’s investments. The annual report describes the fund’s performance, lists portfolio holdings and discusses recent market conditions, economic trends and fund investment strategies that significantly affected the fund’s performance during the last fiscal year.

Statement of Additional Information (SAI)

A Statement of Additional Information dated January 31, 2006 has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the Fund, may be obtained free of charge, along with the Fund’s annual and semi-annual reports, by calling (800) 441-7762. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus.

BlackRock Investment Services

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:00 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 441-7762.

Purchases and Redemptions

Call (800) 441-7762.

World Wide Web

Access general fund information and specific fund performance, including SAI and annual/semi-annual reports, free of charge. Request mutual fund prospectuses and literature. Forward mutual fund inquiries. http://www.blackrock.com/funds

Written Correspondence

BlackRock Funds

c/o PFPC Inc.

PO Box 9819

Providence, RI 02940-8019

Overnight Mail

BlackRock Funds

c/o PFPC Inc.

101 Sabin Street

Pawtucket, RI 02860

Internal Wholesalers/Broker Dealer Support

Available to support investment professionals 8:30 a.m. to 6 p.m. (Eastern time), Monday-Friday. Call (800) 882-0052.

Portfolio Characteristics and Holdings

A description of the Fund’s policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 882-0052.

Securities and Exchange Commission

You may also view and copy information about the Fund, including the SAI, by visiting the EDGAR database on the SEC Web site (http://www.sec.gov) or the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the

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public reference room can be obtained by calling the SEC directly at (202) 551-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549.

Investment Company Act File No. 811-05742.

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BLACKROCK FUNDSSM

BLACKROCK STRATEGIC PORTFOLIO I

This Prospectus relates to shares of the BlackRock Strategic Portfolio I (the Portfolio) of BlackRock FundsSM (the Fund). The investment adviser for the Fund is BlackRock Financial Management, Inc. (BlackRock).

PROSPECTUS

January 31, 2007

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

IMPORTANT DEFINITIONS

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Citigroup Non-U.S. World Government Bond Index (hedged): An unmanaged index that tracks the performance of 21 government bond markets: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, the Netherlands, Norway, Poland, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. This index is hedged.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund’s net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring portfolio performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

RISK/RETURN SUMMARY: INVESTMENTS AND RISKS

Investment Goal of the Portfolio

The investment goal of the Portfolio is to seek to maximize total return through the investment in a portfolio of investment grade fixed income securities of non-U.S. and U.S. issuers denominated in non-U.S. currencies, baskets of non-U.S. currencies and the U.S. dollar. The investment goal may be changed by the Fund’s Board of Trustees without shareholder approval.

Primary Investment Strategies

In pursuit of this goal, the management team expects to invest primarily in non-dollar denominated bonds of issuers located outside of the United States. The Portfolio normally invests at least 65% of its total assets in such bonds. The Portfolio intends to primarily invest in developed countries, although it has the ability to invest up to 20% of its total assets in bonds of issuers in emerging market countries. The Portfolio may also invest in non-U.S. currencies. The Portfolio may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

The management team evaluates sectors of the bond markets of various world economies and individual securities within those sectors. Securities are purchased for the Portfolio when the management team determines that they have the potential for above-average total return. When determining what securities to purchase and sell, the management team considers the relative risk versus the potential reward of owning a security. Other factors reviewed when evaluating a security for purchase or sale, among other things, are the credit, interest rate and prepayment risk, as well as general market conditions. The management team also considers how the purchase or sale will affect the Portfolio’s duration relative to the

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benchmark index and what the relative value of a fixed income sector or sub-sector is compared to another fixed income sector or sub-sector. In addition, the management team conducts intense credit analysis and review of each security purchased or sold.

If a security falls below investment grade, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The Portfolio will generally maintain a U.S. dollar-weighted average duration for its investments between 0 and 8 years and will invest in securities across the entire maturity spectrum. The management team will normally attempt to structure the Portfolio’s duration with a target of 0-8 years in the Portfolio.

The Portfolio intends to invest primarily in obligations of issuers based in developed countries. The Portfolio may, however, invest up to a maximum of 20% of its total assets in obligations of issuers based in emerging market countries, subject to the same credit quality restrictions as other investments. Subject to the limitation stated above regarding investments in emerging market countries, each Portfolio may invest 25% or more of its total assets in the securities of issuers located in a single country. Investments of 25% or more of a Portfolio’s total assets in a particular country will make the Portfolio’s performance more dependent upon the political and economic circumstances of a particular country than a mutual fund that is more widely diversified among issuers in different countries.

The management team may, when consistent with the Portfolio’s investment goals, buy or sell options or futures on a security or an index of securities, or enter into interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell instruments of these types at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party’s obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The Portfolio may, from time to time take temporary defensive positions that are inconsistent with the Portfolio’s principal investment strategies in response to adverse market, economic, political, or other conditions. This may result in the inability of the Portfolio to meet its respective investment goal.

The Portfolio may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

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Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the Portfolio will not lose value. This means you could lose money.

Four of the main risks of investing in the Portfolio are: the Portfolio’s non-diversified status, interest rate risk, credit risk and the risk associated with investing in bonds of non-U.S. issuers.

Non-diversified Status.    The Portfolio is classified as a non-diversified portfolio under the Investment Company Act of 1940. Investment returns of a non-diversified portfolio typically are dependent upon the performance of a smaller number of securities and issuers than in a diversified portfolio.

Interest rate risk.    Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the Portfolio. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future.

Credit risk.    Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Non-U.S. Securities Risk.    Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security’s value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past, and may do so again in the future, as a result of economic and political turmoil in many of these countries.

The expenses of the Portfolio can be expected to be higher than those of funds investing primarily in domestic securities because the costs related to investing abroad are usually higher than domestic expenses.

Additional Risks

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund’s hedging transactions will be effective.

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Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the Portfolio to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the Portfolio will be magnified when it uses leverage. The Portfolio will also have to pay interest on its borrowings, reducing the Portfolio’s return. This interest expense may be greater than the Portfolio’s return on the underlying investment.

Forward foreign currency exchange contracts do not eliminate fluctuations in the value of non-U.S. securities but rather allow the Portfolio to establish a fixed rate of exchange for a future point in time. These strategies can have the effect of reducing returns and minimizing opportunities for gain.

High portfolio turnover (more than 100%) may result in increased transaction costs to the Portfolio, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of the Portfolio’s securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect the Portfolio’s performance.

When you invest in this Portfolio you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

RISK/RETURN SUMMARY: PERFORMANCE INFORMATION

The chart and table below give you a picture of the long-term performance of the Portfolio. The information shows you how the Portfolio’s performance has varied since the Portfolio’s inception date and provides some indication of the risks of investing in the Portfolio. The table compares the Portfolio’s performance to that of Citigroup Non-U.S. World Government Bond Index (hedged),

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a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock Advisers, LLC and its affiliates had not waived or reimbursed certain fund expenses during these periods, the Portfolio’s returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS

Best Quarter

Q4 ‘00: 8.36%

Worst Quarter

Q2 ‘04: -1.99%

‘98	‘99	‘00	‘01	‘02	‘03	‘04	‘05	‘06
9.82%	1.91%	16.91%	8.89%	11.00%	3.30%	4.24%	2.60%	2.82%

As of 12/31/06

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	5 Years	Since Inception	Inception Date(1)
Strategic Portfolio I
Return Before Taxes	2.82%	4.74%	6.71%	10/06/97
Return After Taxes on Distributions	1.25%	3.10%	3.59%	10/06/97
Return After Taxes on Distributions and Sale of Shares	1.83%	3.09%	3.77%	10/06/97
Citigroup Non-U.S. World Government Bond Index (hedged)	3.10%	4.53%	5.90%	N/A

*	The chart and the table both assume reinvestment of dividends and distributions.
Source: BlackRock Advisors, LLC
(1)	Inception date of the fund’s oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

RISK/RETURN SUMMARY: FEE TABLE

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The “Annual Portfolio Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current expenses) and may not reflect expenses of the Portfolio after February 1, 2008.

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BLACKROCK STRATEGIC PORTFOLIO I
Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
Advisory fees	0.20%

Other expenses	0.24%

Acquired fund fees and expenses	.01%

Total Portfolio operating expenses	0.45%

Fee waivers & expense reimbursements(1)	0.18%

Net expenses(1)	0.27%

(1)

BlackRock has contractually agreed to waive or reimburse all “Advisory fees” and to cap “Total Portfolio operating expenses” at 0.26% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets until February 1, 2008. In addition, BlackRock has voluntarily agreed to waive or reimburse certain administration fees payable by the Portfolio to BlackRock in order to limit “Total Portfolio operating expenses” to 0.18% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of average daily net assets. BlackRock may discontinue this voluntary arrangement at any time. To the extent that expenses of the Portfolio unrelated to administration fees payable to BlackRock increase, “Total Portfolio operating expenses” could exceed 0.18% (but will not exceed 0.26% until February 1, 2008)(excluding interest expense, acquired fund fees and expenses and certain other fund expenses).

Example:    This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. This example assumes an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
BlackRock Strategic Portfolio I	$28	$126	$234	$549

MANAGEMENT OF THE FUND

Adviser.    The Portfolio’s investment adviser is BlackRock Financial Management, Inc. (BlackRock or the Adviser). The Adviser’s principal business address is 40 E. 52nd Street, New York, NY 10022. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment firms in the United States with $1.125 trillion of assets under management as of December 31, 2006. BlackRock, Inc., is a majority-owned indirect subsidiary of The PNC Financial Services Group, Inc. and Merrill Lynch & Co. BlackRock provides asset management services with respect to U.S. and non-U.S. fixed income instruments. As adviser, BlackRock is responsible for the day-to-day management of the Portfolio, and generally makes all purchase and sale decisions regarding the investments made by the Portfolio. BlackRock also provides research and credit analysis as well as certain other services.

The fund management team is led by a team of investment professionals at BlackRock, including the following individuals who have day-to-day responsibility: Keith Anderson, Managing Director of BlackRock since 1988 and Vice Chairman since 2006, Andrew Gordon, Managing Director of BlackRock since 1996, and Scott Thiel, Managing Director of BlackRock since 2002.

Mr. Anderson is responsible for global fixed income strategy, asset allocation and the overall management of client portfolios. In this capacity, he coordinates BlackRock’s team of portfolio managers and credit analysts who specialize in the government, agency, corporate and mortgage sectors and sub-sectors, worldwide. He is the Global Chief Investment Officer for Fixed Income, a member of BlackRock’s Management and Executive Committees and Chairman of the Investment Strategy Group.

Mr. Gordon is the head of the global bond team and a member of the Investment Strategy Group. His primary responsibilities include developing and implementing strategies in the non-dollar and emerging markets sectors of the fixed income markets. Prior to joining BlackRock in 1996, Mr. Gordon, as principal, was responsible for developing strategies for a small relative value global fixed income hedge fund. Prior to that, he had an eight-year affiliation with CS First Boston, where he pioneered the firm’s international fixed income research effort.

Mr. Thiel is a member of the Investment Strategy Group and his primary responsibility is developing and implementing strategies in the non-dollar and emerging market sectors of the fixed income markets. Prior to joining BlackRock, he was a Vice President at Goldman Sachs & Co. since 1989, where he was responsible for developing strategies in both U.S. and international interest rate and derivative markets for institutional money managers.

BlackRock currently serves as investment adviser to institutional and individual investors in the United States and overseas through several funds and separately managed accounts. For its investment advisory services to the Portfolio, the Adviser is entitled to a fee, computed daily for the Portfolio and payable monthly, at the annual rate of .20% of the Portfolio’s average daily net assets. There were no advisory fees paid by the Portfolio to BlackRock for the fiscal year

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ended September 30, 2006. BlackRock has contractually agreed to waive all of its advisory fee from the Portfolio until February 1, 2008.

A discussion regarding the basis for the Board of Trustees of the Fund approving the Fund’s investment advisory contracts is available in the Fund’s semi-annual report to shareholders.

Administrators.    BlackRock Advisors, LLC (BAI) and PFPC Inc. (PFPC) (the Administrators) serve as the Portfolio’s co-administrators. BAI is an indirect majority-owned, and PFPC is an indirect wholly-owned, subsidiary of The PNC Financial Services Group, Inc.

The Administrators generally assist the Portfolio in all aspects of their administration and operation, including matters relating to the maintenance of financial records, fund accounting and the servicing of investors in the Portfolio. Under the Administration Agreement, the Fund pays to BAI and PFPC on behalf of the Portfolio a fee, computed daily and payable monthly, at an aggregate annual rate of (i) 0.075% of the first $500 million of the Portfolio’s average daily net assets, 0.065% of the next $500 million of the Portfolio’s average daily net assets and 0.055% of the average daily net assets of the Portfolio in excess of $1 billion and (ii) 0.025% of the first $500 million of average daily net assets allocated to shares of the Portfolio, 0.015% of the next $500 million of such average daily net assets and 0.005% of the average daily net assets allocated to shares of the Portfolio in excess of $1 billion.

Transfer Agent, Dividend Disbursing Agent and Custodian.    PFPC Trust Company, whose principal offices are located at 8800 Tinicum Boulevard, Philadelphia, PA 19153, serves as the Portfolio’s custodian and PFPC Inc., whose principal offices are located at 301 Bellevue Parkway, Wilmington, DE 19809, serves as their transfer agent and dividend disbursing agent.

Conflicts of Interest

The investment activities of BlackRock and its affiliates (including, for these purposes, Merrill Lynch & Co., Inc., BlackRock, Inc., The PNC Financial Services Group, Inc. and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively with BlackRock, the Affiliates)) in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders.  BlackRock provides investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the funds. BlackRock and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more Affiliates act or may act as an investor, investment banker, research provider, investment manager, financer, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in the global fixed income, currency, commodity, equity and other markets in which the funds directly and indirectly invest. Thus, it is likely that the funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate performs or seeks to perform investment banking or other services. One or more Affiliates may engage in proprietary trading and advise accounts and mutual funds that have investment objectives similar to those of the funds and/or that engage in and compete for transactions in the same types of securities, currencies and instruments as the funds.  The trading activities of these Affiliates are carried out without reference to positions held directly or indirectly by the funds and may result in an Affiliate having positions that are adverse to those of the funds. No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the funds. As a result, an Affiliate may compete with the funds for appropriate investment opportunities. The results of the funds’ investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the funds could sustain losses during periods in which one or more Affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the funds may, from time to time, enter into transactions in which an Affiliate or its other clients have an adverse interest.  Furthermore, transactions undertaken by an Affiliate or Affiliate-advised clients may adversely impact the funds. Transactions by one or more Affiliate-advised clients or BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the funds.  The funds’ activities may be limited because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions.  In addition, the funds may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. The funds also may invest in securities of companies for which an Affiliate provides or may some day provide research coverage. An Affiliate may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the funds or who engage in transactions with or for the funds.  The funds may also make brokerage and other payments to an Affiliate in connection with the funds’ portfolio investment transactions.

Under a securities lending program approved by the Fund’s Board of Trustees, the Fund has retained an Affiliate of BlackRock to serve as the securities lending agent for the funds to the extent that a fund participates in the securities lending program. For these services, the lending agent may receive a fee from the funds, including a fee based on the returns earned on the funds’ investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the funds may lend its portfolio securities under the securities lending program.

The activities of BlackRock or its Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.

PURCHASES AND REDEMPTIONS

Distributor.    Shares of the Portfolio are offered on a continuous basis for the Fund by its distributor, BlackRock Distributors, Inc. (BDI or the Distributor). The Distributor is a registered broker/dealer with principal offices at 760 Moore Road, King of Prussia, PA 19406-1212.

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Purchase of Shares.    Shares of the Portfolio are offered to the separate account clients of the Adviser.

Shares are sold at their net asset value per share next computed after an order is received by PFPC. Orders received by 3:00 p.m. (Eastern Time) on a Business Day are priced the same day. A “Business Day” is any weekday that the New York Stock Exchange (the NYSE) is open for business.

Purchase orders may be placed by telephoning (800) 441-7762. Orders received by PFPC after 3:00 p.m. (Eastern Time) are priced on the following Business Day.

There is no minimum initial or subsequent investment requirement. Payment for shares must normally be made in Federal funds or other funds immediately available to the Portfolio’s custodian by 4 p.m. (Eastern time) on the first business day following receipt of the order. Payment may also, in the discretion of the Portfolio, be made in the form of securities that are permissible investments for the Portfolio. If payment is not received by this time, you will be responsible for any loss to the Fund.

The Portfolio may in its discretion reject any order for shares.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires the Fund to obtain, verify and record a person’s name, date of birth (for a natural person), residential street address or principal place of business and Social Security Number, Employer Identification Number or other government issued identification when opening an account. The Fund may require additional information in order to open a corporate account or under certain other circumstances. This information will be used by the Fund, its transfer agent or its financial intermediaries to attempt to verify the person’s identity. The Fund may not be able to establish an account, or it may close your existing account and/or redeem your shares involuntarily, if you do not provide sufficient information within the relevant time periods.

Distribution and Service Plan.

The Fund has adopted a plan (the Plan) that allows the Fund to pay distribution fees for the sale of its shares under Rule 12b-1 of the Investment Company Act and shareholder servicing fees for certain services provided to its shareholders.

In accordance with the Plan, Institutional shares currently do not make such payments. The Fund, however, may enter into non-Plan agreements with brokers, dealers, financial institutions and industry professionals (Service Organizations) pursuant to which the Fund will pay a Service Organization for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are in addition to, rather than in lieu of, fees the Fund pays to its transfer agent and are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization or (2) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial.

The Plan permits BlackRock, the Distributor and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Fund). From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits. BlackRock, the Distributor and their affiliates may compensate affiliated and unaffiliated Service Organizations for the sale and distribution of shares of the Fund or for these other services to the Fund and shareholders. These payments may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Service Organization, or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as “revenue sharing” payments. In some circumstances, these revenue sharing payments may create an incentive for a Service Organization, its employees or associated persons to recommend or sell shares of the Fund to you. Please contact your Service Organization for details about payments it may receive from the Fund or from BlackRock, the Distributor or their affiliates. For more information, see the SAI.

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Redemption of Shares.    Redemption orders for shares may be placed by telephoning (800) 441-7762. Shares are redeemed at their net asset value per share next determined after receipt of the redemption order. The Portfolio, the Administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Portfolio and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures.

Payment for redeemed shares for which a redemption order is received before 3:00 p.m. (Eastern Time) on a Business Day is normally made in Federal funds wired to the redeeming shareholder on the next Business Day, provided that the Portfolio’s custodian is also open for business. Payment for redemption orders received after 3:00 p.m. (Eastern Time) or on a day when the Portfolio’s custodian is closed is normally wired in Federal funds on the next Business Day following redemption on which the Portfolio’s custodian is open for business. The Portfolio reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of the Adviser, an earlier payment could adversely affect the Portfolio. No charge for wiring redemption payments is imposed by the Portfolio.

During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Redemption requests may also be mailed to BlackRock Funds, c/o PFPC Inc., P.O. Box 9819, Providence, RI 02940.

The Portfolio may also suspend the right of redemption or postpone the date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions. They may redeem shares involuntarily or make payment for redemption in securities (some of which may not be liquid) or other property when determined appropriate in light of the Portfolio’s responsibilities under the 1940 Act. The Fund reserves the express right to redeem shares of the Portfolio involuntarily at any time if the Fund’s Board of Trustees determines, in its sole discretion, that failure to do so may have adverse consequences to the holders of shares in the Portfolio (for example, if the Portfolio is consistently losing money). Upon such redemption the holders of shares so redeemed shall have no further right with respect thereto other than to receive payment of the redemption price.

MARKET TIMING AND REDEMPTION FEES

The Board of Trustees of the Fund has determined that the interests of long-term shareholders and the Fund’s ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations—also known as “market timing.” The funds are not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege for Investor Shares is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of a fund and its shareholders. For example, large flows of cash into and out of a fund may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve the fund’s investment goal. Frequent trading may cause a fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce a fund’s performance.

A fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of the fund’s portfolio securities and the determination of the fund’s NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling fund shares at a price that does not reflect their true value. A similar risk exists for funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. The Fund will seek to eliminate these opportunities by using fair value pricing, as described in “Net Asset Value” below.

The Fund discourages market timing and seeks to prevent frequent purchases and sales or exchanges of fund shares that it determines may be detrimental to a fund or long-term shareholders. The Board of Trustees has approved the policies discussed below to seek to deter market timing activity. The Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of fund shares because legitimate strategies, such as asset allocation, dollar cost averaging or similar activities, may result in frequent trading of fund shares. It is not expected that shareholders would be harmed by such legitimate activities.

If as a result of its own investigation, information provided by a financial intermediary or other third party, or otherwise, the Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If the Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and the Fund will not be responsible for any losses you therefore may suffer. In addition, any redemptions or exchanges that you make (as a result of the activity described above or otherwise) will be subject to any and all redemption fees, as described below. For transactions placed directly with the Fund, the Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Fund. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide the Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated are not known by the Fund. While the Fund monitors for market timing activity, the Fund may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the funds. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a financial intermediary is determined by the Fund to be engaged in market timing or other improper trading activity, the Fund’s distributor may terminate such financial intermediary’s agreement with the distributor, suspend such financial intermediary’s trading privileges or take other appropriate actions.

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Each of the Fund’s High Yield Bond, International Bond, Aurora, Small/Mid-Cap Growth, Small Cap Value Equity, Small Cap Core Equity, Small Cap Growth Equity, Health Sciences Opportunities, Global Science & Technology Opportunities, Global Resources, All-Cap Global Resources, U.S. Opportunities, Global Opportunities and International Opportunities Portfolios will automatically assess and retain a fee of 2% of the current NAV, after excluding the effect of any contingent deferred sales charges, of shares being redeemed or exchanged within 30 days of acquisition (other than those acquired through reinvestment of dividends or other distributions). A new 30-day period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Portfolio A are exchanged for shares of Portfolio B 20 days after the purchase of the Portfolio A shares, followed in 20 days by an exchange of the Portfolio B shares for shares of Portfolio C, will be subject to two redemption fees (one on each exchange).

The redemption fee is for the benefit of the remaining shareholders of a fund and is intended to encourage long-term investment, to compensate for transaction and other expenses caused by early redemptions and exchanges, and to facilitate portfolio management. The “first-in, first-out” method is used to determine the holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. The Fund sells shares to some 401(k) plans, 403(b) plans, bank or trust company accounts, and accounts of certain financial institutions or intermediaries that do not apply the redemption fee to underlying shareholders, often because of administrative or systems limitations. From time to time, with the approval of the Fund, the redemption fee will not be assessed on redemptions or exchanges by: (i) accounts of asset allocation programs or wrap programs whose trading practices are determined by the Fund not to be detrimental to a fund or long-term shareholders (e.g., model driven programs with periodic automatic portfolio rebalancing that prohibit participant-directed trading and other programs with similar characteristics); (ii) accounts of shareholders who have died or become disabled; (iii) shareholders redeeming or exchanging shares through the Fund’s Systematic Withdrawal Plan, Systematic Exchange Plan or in connection with required distributions from an IRA, 401(k) plan, 403(b) plan or any other Internal Revenue Code Section 401 qualified employee benefit plan or account; (iv) shareholders executing rollovers of current investments in the Fund through qualified employee benefit plans; and (v) certain other accounts in the absolute discretion of the Fund when the redemption fee is de minimis or a shareholder can demonstrate hardship. The Fund reserves the right to modify or eliminate these waivers at any time.

There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

NET ASSET VALUE

The net asset value for the Portfolio is determined as of the close of business on the NYSE, generally 4:00 p.m. (Eastern Time), on days that the NYSE is open for trading, except on days on which no orders to purchase or redeem have been received. Net asset value will not be calculated on days when the NYSE is not open for business. Notwithstanding whether any orders to purchase or redeem have been received or whether the NYSE is open for business, the net asset value will be calculated on the last day of each month. Net asset value for the Portfolio is calculated by adding the value of all its securities, cash and other assets, subtracting the liabilities and dividing by the total number of Shares outstanding.

Each fund’s assets are valued primarily on the basis of market quotations. Certain short-term debt securities are valued on the basis of amortized cost. When a determination is made that market quotations are not readily available, including, but not limited to, when (i) the exchange or market on which a security is traded does not open for trading for an entire trading day and no other market prices are available, (ii) a particular security does not trade regularly or has had its trading halted, (iii) a security does not have a price source due to its lack of liquidity, (iv) BlackRock believes a market quotation from a broker-dealer is unreliable (e.g., where it varies significantly from a recent trade), (v) the security is thinly traded or (vi) there has been a significant subsequent event, each fund values the affected securities at fair value as determined by BlackRock pursuant to procedures adopted by the Fund’s Board of Trustees. For example, the fund will value a security that trades principally on a foreign market using the most recent closing market price from the market on which the security principally trades, unless, in BlackRock’s judgment, a significant event subsequent to the market close has rendered such market closing price unreliable. Because significant events could affect the value of a foreign security between the close of the foreign market where the security is principally traded and the time the fund calculates its NAV, such closing price may not be reflective of current market conditions. In this case, the fund will use what it believes to be the fair value of the security as of the time the fund calculates its NAV.

Fair value represents a good faith approximation of the value of a security. A security’s valuation may differ depending on the method used for determining value. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining a fund’s NAV. As a result, a fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

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DIVIDENDS AND DISTRIBUTIONS

The Fund makes two kinds of distributions to shareholders: net investment income and net realized capital gains.

Dividends of net investment income derived by a fund are paid within 10 days after the end of month. The Fund’s Board of Trustees may change the timing of such dividend payments.

Net realized capital gains (including net short-term capital gains), if any, will be distributed by the Portfolio at least annually at a date determined by the Fund’s Board of Trustees.

Your distributions will be reinvested at net asset value in new shares of the same class of the fund unless you instruct BlackRock in writing to pay them in cash. There are no sales charges on these reinvestments.

If you invest in a fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as “buying a dividend.” Distributions that are declared in December, but paid in January are taxable as if they were paid in December.

TAXATION OF DISTRIBUTIONS

Distributions paid out of a fund’s “net capital gain” will be taxed to shareholders as long-term capital gain, regardless of how long a shareholder has owned shares. Distributions of net investment income and net short-term capital gains will generally be taxed to shareholders as ordinary income. However, individual shareholders who satisfy certain holding period requirements and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to “qualified dividend income” received by the fund. “Qualified dividend income” generally consists of dividends received from U.S. corporations (other than dividends from tax exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations.

Your annual tax statement from the Fund will present in detail the tax status of your distributions for each year.

If more than half of the total asset value of a fund is invested in non-U.S. securities, the fund may elect to “pass through” to its shareholders the amount of non-U.S. income taxes paid by it. In such case, you would be required to include your proportionate share of such taxes in your income and may be entitled to deduct or credit such taxes when computing your taxable income.

If you do not provide a fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

Non-U.S. investors may be subject to U.S. withholding and/or estate tax, and will be subject to special U.S. tax certification requirements. Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax adviser about federal, state and local tax consequences of owning shares of the Fund.

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This is not an exhaustive discussion of applicable tax consequences, and investors may wish to contact their tax advisers concerning investments in the Portfolio, including the extent of any state or local taxes. In addition, future legislative or administrative changes or court decisions may materially affect the tax consequences of investing in a Portfolio. Shareholders who are non-resident alien individuals, non-U.S. trusts or estates, non-U.S. corporations or non-U.S. partnerships may be subject to different U.S. Federal income tax treatment.

STATEMENTS

Every shareholder automatically receives quarterly account statements. In addition, for tax purposes, shareholders also receive a yearly statement describing the characteristics of any dividends or other distributions received.

IMPORTANT NOTICE REGARDING DELIVERY OF SHAREHOLDER DOCUMENTS

The Portfolio delivers only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as “householding” and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

FINANCIAL HIGHLIGHTS

The financial information in the table below shows the Portfolio’s financial performance for the periods indicated. Certain information reflects results for a single share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund’s independent registered public accountant for the current fiscal year. Deloitte & Touche LLP’s report, and the Fund’s audited financial statements, are included in the Fund’s 2006 annual report as filed on Form N-CSR/A, which is available upon request (see back cover for ordering instructions).

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BlackRock Strategic Portfolio I

	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03(1)	Year Ended 9/30/02(1)
For a share outstanding throughout the period:

PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period	$8.78	$8.75	$8.85	$8.87	$9.20

Net investment income	0.30 (2)	0.36 (2)	0.33 (2)	0.42	0.42

Net realized and unrealized gain (loss) on investments	(0.09)	0.03	(0.10)	0.13	0.40

Net increase from investment operations	0.21	0.39	0.23	0.55	0.82

Distributions from net investment income	(0.30)	(0.36)	(0.16)	(0.57)	(1.15)

Distributions from net realized gains	(0.03)	—	—	—	—

Distributions from capital	—	—	(0.17)	—	—

Total distributions	(0.33)	(0.36)	(0.33)	(0.57)	(1.15)

Net asset value, end of period	$8.66	$8.78	$8.75	$8.85	$8.87

TOTAL RETURN	2.49%	4.47%	2.69%	6.39%	9.74%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (in thousands)	$82,029	$71,286	$67,310	$56,122	$31,253

Ratio of expenses to average net assets	0.18%	0.22%	0.42%	0.26%	0.85%
Ratio of expenses to average net assets (excluding interest expense)	0.18%	0.20%	0.23%	0.26%	0.26%
Ratio of expenses to average net assets (excluding waivers)	0.47%	0.58%	0.71%	0.50%	1.15%

Ratio of net investment income to average net assets	3.50%	4.03%	3.80%	3.89%	4.73%
Ratio of net investment income to average net assets (excluding waivers)	3.21%	3.67%	3.51%	3.65%	4.43%

Portfolio turnover	156%	223%	203%	235%	180%

(1)    Audited by other auditors.

(2)    Calculated using the average shares method.

The information above represents audited operating performance based on an average share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data, for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements.

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The Statement of Additional Information (SAI) dated January 31, 2007, includes additional information about the Portfolio. Additional information about the Portfolio’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The current SAI and the Fund’s annual and semi-annual reports to shareholders may be obtained free of charge from the Fund by calling (800) 441-7762. Shareholder inquiries also may be made at this number. The SAI, as it may be supplemented from time to time, is incorporated by reference in this Prospectus. Information about the Fund (including the SAI) can be reviewed and copies at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the SEC at 202-551-8090. Reports and other information about the Fund are available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549.

Investment Adviser	Portfolio Characteristics and Holdings
BlackRock Financial Management, Inc. New York, New York	A description of the Fund’s policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

Administrator BlackRock Advisors, LLC New York, New York	For information about portfolio holdings and characteristics, BlackRock Fund shareholders and prospective investors may call (800) 441-7762.

Administrator and Transfer Agent
PFPC Inc.
Wilmington, Delaware

Distributor
BlackRock Distributors, Inc.
King of Prussia, Pennsylvania

Counsel
Simpson Thacher & Bartlett LLP
New York, New York

Independent Registered Public Accountant
Deloitte & Touche LLP
Philadelphia, Pennsylvania

Investment Company Act File
No. 811-05742

BlackRock Strategic Portfolio I

Prospectus

January 31, 2007

15

BLACKROCK FUNDSSM

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information provides supplementary information pertaining to shares representing interests in the Money Market, U.S. Treasury Money Market, Municipal Money Market, New Jersey Municipal Money Market, North Carolina Municipal Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market, Virginia Municipal Money Market, Mid-Cap Value Equity, Mid-Cap Growth Equity, Small Cap Value Equity, Small Cap Core Equity, Small Cap Growth Equity, Global Science & Technology Opportunities, International Opportunities, Index Equity, Asset Allocation (formerly, Balanced), U.S. Opportunities, Exchange, Small/Mid-Cap Growth, Aurora, Capital Appreciation (formerly, Legacy), Health Sciences Opportunities (formerly, Health Sciences), Global Resources, All-Cap Global Resources, Global Opportunities, Low Duration Bond, Intermediate Government Bond, Total Return (formerly, Core PLUS Total Return), Government Income, GNMA, Managed Income, International Bond, High Yield Bond, Intermediate Bond (formerly, Intermediate PLUS Bond), Inflation Protected Bond, AMT-Free Municipal Bond (formerly, Tax-Free Income), Delaware Municipal Bond (formerly, Delaware Tax-Free Income), Ohio Municipal Bond (formerly, Ohio Tax-Free Income), Kentucky Municipal Bond (formerly, Kentucky Tax-Free Income) Enhanced Income and Long Duration Bond Portfolios, Total Return Portfolio II (formerly, Core Bond Total Return Portfolio), Intermediate Bond Portfolio II (formerly, Intermediate Bond Portfolio) and the Investment Trust (formerly, the Select Equity Portfolio) (collectively, the “Portfolios”) of BlackRock FundsSM (the “Fund”).  The Money Market, U.S. Treasury Money Market, Municipal Money Market, New Jersey Municipal Money Market, North Carolina Municipal Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market and Virginia Municipal Money Market Portfolios are called “Money Market Portfolios,” the Municipal Money Market, New Jersey Municipal Money Market, North Carolina Municipal Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market and Virginia Municipal Money Market Portfolios are called “Municipal Money Market Portfolios,” the New Jersey Municipal Money Market, North Carolina Municipal Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market and Virginia Municipal Money Market Portfolios are called the “State-Specific Municipal Portfolios”, the Mid-Cap Value Equity, Mid-Cap Growth Equity, Small Cap Value Equity, Small Cap Core Equity, Small Cap Growth Equity, Global Science & Technology Opportunities, International Opportunities, Index Equity, Asset Allocation, U.S. Opportunities, Exchange, Small/Mid-Cap Growth, Aurora, Capital Appreciation, Health Sciences Opportunities, Global Resources, All-Cap Global Resources and Global Opportunities Portfolios and the Investment Trust are called “Equity Portfolios” and the Asset Allocation, Low Duration Bond, Intermediate Government Bond, Total Return, Government Income, GNMA, Managed Income, International Bond, High Yield Bond, Intermediate Bond, Inflation Protected Bond, AMT-Free Municipal Bond, Delaware Municipal Bond, Ohio Municipal Bond, Kentucky Municipal Bond, Enhanced Income and Long Duration Bond Portfolios, Total Return Portfolio II and Intermediate Bond Portfolio II are called “Bond Portfolios.”  The Equity Portfolios and the Bond Portfolios are also called “Non-Money Market Portfolios.”  The AMT-Free Municipal Bond, Delaware Municipal Bond, Ohio Municipal Bond and Kentucky Municipal Bond Portfolios are called “Municipal Bond Portfolios.”  The Delaware Municipal Bond, Ohio Municipal Bond and Kentucky Municipal Bond Portfolios are called “State-Specific Municipal Bond Portfolios.”

The investment adviser for each Portfolio (other than the Index Equity Portfolio) is BlackRock Advisors, LLC (“BlackRock” or the “Investment Adviser”).

This Statement of Additional Information is not a prospectus, and should be read only in conjunction with the Prospectuses of the Fund dated January 31, 2007, each as amended or supplemented from time to time (the “Prospectuses”).  Terms used but not defined herein have the meanings given to them in the Prospectuses.  Certain information contained in the Fund’s and The U.S. Large Company Series of The DFA Investment Trust Company’s annual and semi-annual reports to shareholders is incorporated by reference herein.  Prospectuses and current shareholder reports of the Fund may be obtained at no charge by calling toll-free (800) 441-7762.

This Statement of Additional Information is dated January 31, 2007.

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INVESTMENT POLICIES

The following supplements information contained in the Prospectuses concerning the Portfolios’ investment policies.  To the extent that an investment strategy is discussed in this Statement of Additional Information but not in the Prospectuses, such strategy is not a principal strategy of the Portfolios.  Except as indicated, the information below relates only to those Portfolios that are authorized to invest in the instruments or securities described below.

The Index Equity Portfolio invests all of its investable assets in The U.S. Large Company Series (the “Index Master Portfolio”) of The DFA Investment Trust Company (the “Trust”).  Accordingly, the following discussion relates to:  (i) the investment policies of all the Portfolios including the Index Equity Portfolio; and (ii) where indicated, the investment policies of the Index Master Portfolio.

The Portfolios (other than the Municipal Bond Portfolios and the Municipal Money Market Portfolios) that are subject to Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), will not change their investment policies required by that Rule without giving shareholders 60 days prior written notice.

Additional Information on Investment Strategies

Equity Portfolios.  Equity securities include common stock and preferred stock (including convertible preferred stock); bonds, notes and debentures convertible into common or preferred stock; stock purchase warrants and rights; equity interests in trusts; general and limited partnerships and limited liability companies; and depositary receipts.

From time to time each of the Equity Portfolios may invest in shares of companies through initial public offerings (“IPOs”).  IPOs have the potential to produce, and have in fact produced, substantial gains for certain Portfolios.  There is no assurance that any Portfolio will have continued access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performance.  The investment performance of a Portfolio during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when it is able to do so.  In addition, as a Portfolio increases in size, the impact of IPOs on its performance will generally decrease.  Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations.  Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods.  In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

The Equity Portfolios may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell a Portfolio’s investment than if the Portfolio held the securities of larger, more established companies.

Index Equity and Index Master Portfolios.  During normal market conditions, the Index Master Portfolio (in which all of the assets of the Index Equity Portfolio are invested) invests at least 95% of the value of its total assets in securities included in the Standard & Poor’s 500® Composite Stock Price Index (the “S&P 500® Index”)(1).  The Index Master Portfolio intends to invest in all of the stocks that comprise the S&P 500® Index in approximately the same proportions as they are represented in the Index.  The Index Master Portfolio operates as an index portfolio and, therefore, is not actively managed (through the use of economic, financial or market analysis).  Adverse performance will ordinarily not result in the elimination of a stock from the Index Master Portfolio.  The Index Master Portfolio will remain fully invested in common stocks even when stock prices are generally falling.

(1) “Standard & Poor’s”, “S&P”, “S&P500®”, “Standard & Poor’s 500®” and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Fund and The DFA Investment Trust Company.

Ordinarily, portfolio securities will not be sold except to reflect additions or deletions of the stocks that comprise the S&P 500® Index, including mergers, reorganizations and similar transactions and, to the extent necessary, to provide cash to pay redemptions of the Index Master Portfolio’s shares.  Given the impact on prices of securities affected by the reconstitution of the S&P 500® Index around the time of a reconstitution date, the Index Master Portfolio may purchase or sell securities that may be impacted by the reconstitution before or after the reconstitution date of the S&P 500® Index.  The investment performance of the Index Master Portfolio and the Index Equity Portfolio is each expected to approximate the investment performance of the S&P 500® Index, which tends to be cyclical in nature, reflecting periods when stock prices generally rise or fall.  As a non-fundamental policy, under normal circumstances, the Index Master Portfolio will invest at least 80% of its net assets in securities of large U.S. companies.  If the Index Master Portfolio changes this investment policy, the Index Master Portfolio will notify its shareholders at least 60 days in advance of the change and will change its name. The Index Master Portfolio also may use derivatives, such as futures contracts and options on futures contracts, to gain market exposure on the Index Master Portfolio’s uninvested cash pending investment in securities or to maintain liquidity to pay redemptions.  The Index Master Portfolio may enter into futures contracts and options on futures contracts for U.S. equity securities and indices.

Neither the Index Equity Portfolio nor the Index Master Portfolio are sponsored, endorsed, sold or promoted by S&P.  S&P makes no representation or warranty, express or implied, to the owners of the Index Equity Portfolio or the Index Master Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Index Equity Portfolio or the Index Master Portfolio particularly or the ability of the S&P 500® Index to track general stock market performance.  S&P’s only relationship to the Index Equity Portfolio and the Index Master Portfolio is the licensing of certain trademarks and trade names of S&P and of the S&P 500® Index which is determined, composed and calculated by S&P without regard to the Index Equity Portfolio or the Index Master Portfolio.  S&P has no obligation to take the needs of the Index Equity Portfolio or the Index Master Portfolio or their respective owners into consideration in determining, composing or calculating the S&P 500® Index.  S&P is not responsible for and has not participated in the determination of the prices and amount of the Index Equity Portfolio or the Index Master Portfolio or the timing of the issuance or sale of the Index Equity Portfolio or the Index Master Portfolio or in the determination or calculation of the equation by which the Index Equity Portfolio or the Index Master Portfolio is to be converted into cash.  S&P has no obligation or liability in connection with the administration, marketing or trading of the Index Equity Portfolio or Index Master Portfolio.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500® INDEX OR ANY DATA INCLUDED THEREIN, AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN.  S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEES, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500® INDEX OR ANY DATA INCLUDED THEREIN.  S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500® INDEX OR ANY DATA INCLUDED THEREIN.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Global Science & Technology Opportunities Portfolio.  Companies in the rapidly changing fields of technology and science face special risks. For example, their products or services may not prove commercially successful or may become obsolete quickly. The value of the Global Science & Technology Opportunities Portfolio’s shares may be susceptible to factors affecting the technology and science areas and to greater risk and market fluctuation than an investment in a fund that invests in a broader range of portfolio securities not concentrated in any particular sector. As such, the Portfolio is not an appropriate investment for individuals who are not long-term investors and who, as their primary objective, require safety of principal or stable income from their investments. The technology and science areas may be subject to greater governmental regulation than many other areas and changes in governmental policies and the need for regulatory approvals may have a material adverse effect on these areas. Additionally, companies in these areas may be subject to risks of developing technologies, competitive pressures and other factors and are dependent upon consumer and business acceptance as new technologies evolve.

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Certain of the companies in which the Portfolio invests may allocate greater than usual amounts of resources to research and product development.  The securities of such companies may experience above-average price movements associated with the perceived prospects of success of the research and development programs.  In addition, companies in which the Portfolio invests could be adversely affected by lack of commercial acceptance of a new product or products or by technological change and obsolescence.

The Global Science & Technology Opportunities Portfolio’s concentration in the securities of science and technology related companies exposes it to the price movements of companies in those sectors more than a mutual fund that invests in many sectors. Because the Portfolio invests primarily in the science and technology sectors, there is the risk that the Portfolio will perform poorly during a downturn in one or both of those sectors. Funds that concentrate investments in a small number of sectors may be subject to rapidly changing asset inflows and outflows. The volatile nature of the technology and science areas could cause price appreciation in a particular security or securities that results in that investment increasing its concentration in the Portfolio, in some cases, well above the level at which it was originally purchased.

Asset Allocation Portfolio.  Fixed income securities purchased by the Asset Allocation Portfolio may include domestic, dollar-denominated non-U.S. and non-dollar denominated non-U.S. debt securities, including bonds, debentures, notes, equipment lease and trust certificates, mortgage-related and asset-backed securities, guaranteed investment contracts (“GICs”), obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities and state and local municipal obligations.  These securities may be rated “Ba” or lower at the time of purchase by Moody’s Investors Service, Inc. (“Moody’s”), “BB” or lower by Standard & Poor’s Ratings Group (“S&P”) or another nationally recognized statistical rating organization (“NRSRO”).  If unrated, the securities will be determined at the time of purchase to be of comparable quality by the Portfolio’s sub-adviser.

The Asset Allocation Portfolio may also purchase zero-coupon bonds (i.e., discount debt obligations that do not make periodic interest payments) and state and local government obligations.  Zero-coupon bonds are subject to greater market fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest.  Dividends paid by the Asset Allocation Portfolio that are derived from interest on municipal obligations will be taxable to shareholders.

Health Sciences Opportunities Portfolio.  A variety of important factors are influencing the health sciences and related industries in significant ways. The aging of the overall population, and a focus on good health and prevention of illness, as well as increased attention to the diagnosis of diseases and deficiencies, have generated growth in the health science field.

Technological advances in the development of drugs, medical devices and procedures and genetic engineering have similarly fostered growth in the health care area. The focus of consumers and regulators on health care costs, managed health care programs, health maintenance organizations and other service delivery arrangements have driven the industries further.

At the same time, these forces have heightened the difficulty of investing in health sciences companies. Shifts in consumer attitudes or regulatory policy, or new medical or technological developments, can have a substantial positive or negative effect on a company’s business. Such companies may face special risks that their products or services may not prove to be commercially successful or may be rendered obsolete by further scientific and technological developments.  The value of the Health Sciences Opportunities Portfolio’s investment in a company whose products are not commercially successful or are rendered obsolete may decrease substantially.  Changes in the financial infrastructure for health sciences may also affect the companies. For example, changes in Medicare/Medicaid and private insurance coverage, as well as the consolidation or break-up of individual companies themselves, influence the overall business prospects of the health sciences sector.

The Health Sciences Opportunities Portfolio’s concentration in the securities of health sciences and related companies exposes it to the price movements of these companies more than a mutual fund that invests in many sectors. Because the Portfolio invests primarily in health sciences and related industries, there is the risk that the Portfolio will perform poorly during a downturn in those industries. Funds that concentrate investments in a small number of industries may be subject to rapidly changing asset inflows and outflows. The volatile nature of the health sciences and related industries could cause price appreciation in a particular security or securities that results in that

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investment increasing its concentration in the Portfolio, in some cases, well above the level at which it was originally purchased.

Global Resources and All-Cap Global Resources Portfolios.  Each Portfolio’s investments will be concentrated in energy and natural resources companies. Because each Portfolio is concentrated in these companies, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in the energy and natural resources industry would have a larger impact on the Portfolio than on an investment company that does not concentrate in such companies. Energy companies can be significantly affected by the supply of and demand for specific products and services, the supply and demand for oil and gas, the price of oil and gas, exploration and production spending, government regulation, world events and economic conditions. Natural resource companies can be significantly affecting by events relating to international political developments, energy conservation, the success of exploration projects, commodity prices and tax and government regulations. At times, the performance of securities of energy and natural resources companies will lag the performance of other industries or the broader market as a whole.

Other risks inherent in investing in energy and natural resources companies include:

Supply and Demand Risk. A decrease in the production of natural gas, natural gas liquids (“NGLs”), crude oil, coal or other energy or other natural resource commodities or a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution may adversely impact the financial performance of energy and natural resources companies. Production declines and volume decreases could be caused by various factors, including catastrophic events affecting production, depletion of resources, labor difficulties, environmental proceedings, increased regulations, equipment failures and unexpected maintenance problems, import supply disruption, increased competition from alternative energy sources or commodity prices. Alternatively, a sustained decline in demand for such commodities could also adversely affect the financial performance of energy and natural resources companies. Factors which could lead to a decline in demand include economic recession or other adverse economic conditions, higher fuel taxes or governmental regulations, increases in fuel economy, consumer shifts to the use of alternative fuel sources, changes in commodity prices, or weather.

Depletion and Exploration Risk. Many energy and natural resources companies are either engaged in the production of natural gas, NGLs, crude oil, refined petroleum products or coal, or are engaged in transporting, storing, distributing and processing these items on behalf of shippers. To maintain or grow their revenues, these companies or their customers need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through acquisitions, or through long-term contracts to acquire reserves. The financial performance of energy and natural resources companies may be adversely affected if they, or the companies to whom they provide the service, are unable to cost-effectively acquire additional reserves sufficient to replace the natural decline.

Regulatory Risk. Energy and natural resources companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls and the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of energy and natural resources companies.

Commodity Pricing Risk. The operations and financial performance of energy and natural resources companies may be directly affected by energy and other natural resource commodity prices, especially those energy and natural resources companies which own the underlying energy or other natural resource commodity. Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of energy and natural resources companies which are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more

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difficult for energy and natural resources companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.

Utility Industries.  Certain Portfolios may invest in utility companies.  Risks that are intrinsic to the utility industries include difficulty in obtaining an adequate return on invested capital, difficulty in financing large construction programs during an in inflationary period, restrictions on operations and increased cost and delays attributable to environmental considerations and regulation, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, technological innovations that may render existing plants, equipment or products obsolete, the potential impact of natural or manmade disasters, increased costs and reduced availability of certain types of fuel, occasionally reduced availability and high costs of natural gas for resale, the effects of energy conservation, the effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes. There are substantial differences among the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases or that such increases will be adequate to permit the payment of dividends on common stocks issued by a utility company. Additionally, existing and possible future regulatory legislation may make it even more difficult for utilities to obtain adequate relief. Certain of the issuers of securities held in the Portfolios may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies and impose additional requirements governing the licensing, construction and operation of nuclear power plants. Prolonged changes in climatic conditions can also have a significant impact on both the revenues of an electric and gas utility as well as the expenses of a utility, particularly a hydro-based electric utility.

Utility companies in the United States and in foreign countries are generally subject to regulation. In the United States, most utility companies are regulated by state and/or federal authorities. Such regulation is intended to ensure appropriate standards of service and adequate capacity to meet public demand. Generally, prices are also regulated in the United States and in foreign countries with the intention of protecting the public while ensuring that the rate of return earned by utility companies is sufficient to allow them to attract capital in order to grow and continue to provide appropriate services. There can be no assurance that such pricing policies or rates of return will continue in the future.

The nature of regulation of the utility industries continues to evolve both in the United States and in foreign countries. In recent years, changes in regulation in the United States increasingly have allowed utility companies to provide services and products outside their traditional geographic areas and lines of business, creating new areas of competition within the industries. In some instances, utility companies are operating on an unregulated basis. Because of trends toward deregulation and the evolution of independent power producers as well as new entrants to the field of telecommunications, non-regulated providers of utility services have become a significant part of their respective industries. The emergence of competition and deregulation may result in certain utility companies being able to earn more than their traditional regulated rates of return, while others may be forced to defend their core business from increased competition and may be less profitable. Reduced profitability, as well as new uses of funds (such as for expansion, operations or stock buybacks) could result in cuts in dividend payout rates.  There can be no assurance that favorable developments will occur in the future.

Foreign utility companies are also subject to regulation, although such regulation may or may not be comparable to that in the United States. Foreign utility companies may be more heavily regulated by their respective governments than utilities in the United States and, as in the United States, generally are required to seek government approval for rate increases. In addition, many foreign utilities use fuels that may cause more pollution than those used in the United States, which may require such utilities to invest in pollution control equipment to meet any proposed pollution restrictions. Foreign regulatory systems vary from country to country and may evolve in ways different from regulation in the United States. The Portfolios’ investment policies are designed to enable them to capitalize on evolving investment opportunities throughout the world. For example, the rapid growth of certain foreign economies will necessitate expansion of capacity in the utility industries in those countries. Although many foreign utility companies currently are government-owned, thereby limiting current investment opportunities for a Portfolio, in order to attract significant capital for growth, foreign governments may seek global investors through the privatization of their utility industries. Privatization, which refers to the trend toward investor ownership

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of assets rather than government ownership, is expected to occur in newer, faster-growing economies and in mature economies. Of course, there is no assurance that such favorable developments will occur or that investment opportunities in foreign markets will increase.

The revenues of domestic and foreign utility companies generally reflect the economic growth and development in the geographic areas in which they do business.

Electric. The electric utility industry consists of companies that are engaged principally in the generation, transmission and sale of electric energy, although many also provide other energy-related services. In the past, electric utility companies, in general, have been favorably affected by lower fuel and financing costs and the full or near completion of major construction programs. In addition, many of these companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Some electric utilities have also taken advantage of the right to sell power outside of their traditional geographic areas. Electric utility companies have historically been subject to the risks associated with increases in fuel and other operating costs, high interest costs on borrowings needed for capital construction programs, costs associated with compliance with environmental and safety regulations and changes in the regulatory climate. As interest rates declined, many utilities refinanced high cost debt and in doing so improved their fixed charges coverage. Regulators, however, lowered allowed rates of return as interest rates declined and thereby caused the benefits of the rate declines to be shared wholly or in part with customers. In a period of rising interest rates, the allowed rates of return may not keep pace with the utilities’ increased costs. The construction and operation of nuclear power facilities are subject to strict scrutiny by, and evolving regulations of, the Nuclear Regulatory Commission and state agencies having comparable jurisdiction. Strict scrutiny might result in higher operating costs and higher capital expenditures, with the risk that the regulators may disallow inclusion of these costs in rate authorizations or the risk that a company may not be permitted to operate or complete construction of a facility. In addition, operators of nuclear power plants may be subject to significant costs for disposal of nuclear fuel and for decommissioning such plants.

The rating agencies look closely at the business profile of utilities. Ratings for companies are expected to be impacted to a greater extent in the future by the division of their asset base. Electric utility companies that focus more on the generation of electricity may be assigned less favorable ratings as this business is expected to be competitive and the least regulated. On the other hand, companies that focus on transmission and distribution, which is expected to be the least competitive and the more regulated part of the business, may see higher ratings given the greater predictability of cash flow.

A number of states are considering or have enacted deregulation proposals. The introduction of competition into the industry as a result of such deregulation has at times resulted in lower revenue, lower credit ratings, increased default risk, and lower electric utility security prices. Such increased competition may also cause long-term contracts, which electric utilities previously entered into to buy power, to become “stranded assets” which have no economic value. Any loss associated with such contracts must be absorbed by ratepayers and investors. In addition, some electric utilities have acquired electric utilities overseas to diversify, enhance earnings and gain experience in operating in a deregulated environment. In some instances, such acquisitions have involved significant borrowings, which have burdened the acquirer’s balance sheet. There is no assurance that current deregulation proposals will be adopted. However, deregulation in any form could significantly impact the electric utilities industry.

Telecommunications. The telecommunications industry today includes both traditional telephone companies, with a history of broad market coverage and highly regulated businesses, and cable companies, which began as small, lightly regulated businesses focused on limited markets. Today these two historically different businesses are converging in an industry that is trending toward larger, competitive national and international markets with an emphasis on deregulation. Companies that distribute telephone services and provide access to the telephone networks still comprise the greatest portion of this segment, but non-regulated activities such as wireless telephone services, paging, data transmission and processing, equipment retailing, computer software and hardware and internet services are becoming increasingly significant components as well. In particular, wireless and internet telephone services continue to gain market share at the expense of traditional telephone companies. The presence of unregulated companies in this industry and the entry of traditional telephone companies into unregulated or less regulated businesses provide significant investment opportunities with companies that may increase their earnings at

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faster rates than had been allowed in traditional regulated businesses. Still, increasing competition, technological innovations and other structural changes could adversely affect the profitability of such utilities and the growth rate of their dividends. Given mergers and proposed legislation and enforcement changes, it is likely that both traditional telephone companies and cable companies will continue to provide an expanding range of utility services to both residential, corporate and governmental customers.

Gas. Gas transmission companies and gas distribution companies are undergoing significant changes. In the United States, interstate transmission companies are regulated by the Federal Energy Regulatory Commission, which is reducing its regulation of the industry. Many companies have diversified into oil and gas exploration and development, making returns more sensitive to energy prices. In the recent decade, gas utility companies have been adversely affected by disruptions in the oil industry and have also been affected by increased concentration and competition. In the opinion of the adviser, however, environmental considerations could improve the gas industry outlook in the future. For example, natural gas is the cleanest of the hydrocarbon fuels, and this may result in incremental shifts in fuel consumption toward natural gas and away from oil and coal, even for electricity generation. However, technological or regulatory changes within the industry may delay or prevent this result.

Water. Water supply utilities are companies that collect, purify, distribute and sell water. In the United States and around the world the industry is highly fragmented because most of the supplies are owned by local authorities. Companies in this industry are generally mature and are experiencing little or no per capita volume growth.  As with other utilities, increased regulation, increased costs and potential disruptions in supply may adversely affect investments in water supply utilities.

Utility Industries Generally. There can be no assurance that the positive developments noted above, including those relating to privatization and changing regulation, will occur or that risks other than those noted above will not develop in the future.

Bond Portfolios.  Each Bond Portfolio will normally invest at least 80% of the value of its total assets in debt securities.  The Municipal Bond Portfolios will invest, during normal market conditions, at least 80% of their total assets in obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political sub-divisions, agencies, instrumentalities and authorities and related tax-exempt derivative securities the interest on which is exempt from regular Federal income tax (“Municipal Obligations”) and, with respect to the AMT-Free Muncipal Bond Portfolio, is not an item of tax preference for purposes of the Federal alternative minimum tax.  Each State-Specific Municipal Bond Portfolio also intends to invest at least 80% of its total assets in Municipal Obligations the interest on which is exempt from the applicable state income tax (“State-Specific Obligations”).

Inflation Protected Bond Portfolio.  The Inflation Protected Bond Portfolio will, and other Bond and the Asset Allocation Portfolios may, invest in inflation-indexed bonds, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Portfolio purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Inflation Protected Bond

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Portfolio may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Money Market Portfolios and Enhanced Income Portfolio.

The Money Market Portfolio and the Enhanced Income Portfolio may invest in a broad range of short-term, high quality, U.S. dollar-denominated instruments, such as government, bank, commercial and other obligations that are available in the money markets.  In particular, the Portfolios may invest in:

(a)                                  U.S. dollar-denominated obligations issued or supported by the credit of U.S. or non-U.S. banks or savings institutions with total assets in excess of $1 billion (including obligations of non-U.S. branches of such banks);

(b)                                 high quality commercial paper and other obligations issued or guaranteed by U.S. and non-U.S. corporations and other issuers rated (at the time of purchase) A-2 or higher by S&P, Prime-2 or higher by Moody’s or F-2 or higher by Fitch Investors Service, Inc. (“Fitch”), as well as high quality corporate bonds rated (at the time of purchase) A or higher by those rating agencies;

(c)                                  unrated notes, paper and other instruments that are of comparable quality to the instruments described in (b) above as determined by the Portfolio’s sub-adviser;

(d)                                 asset-backed securities (including interests in pools of assets such as mortgages, installment purchase obligations and credit card receivables);

(e)                                  securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or authorities and related custodial receipts;

(f)                                    dollar-denominated securities issued or guaranteed by non-U.S. governments or their political subdivisions, agencies or authorities;

(g)                                 funding agreements issued by highly-rated U.S. insurance companies;

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(h)                                 securities issued or guaranteed by state or local governmental bodies;

(i)                                     repurchase agreements relating to the above instruments; and

(j)                                     municipal bonds and notes whose principal and interest payments are guaranteed by the U.S. Government or one of its agencies or authorities or which otherwise depend on the credit of the United States.

The U.S. Treasury Money Market Portfolio pursues its objective by investing exclusively in short-term bills, notes and other obligations issued or guaranteed by the U.S. Treasury and repurchase agreements relating to such obligations.

The Municipal Money Market Portfolio pursues its objective by investing primarily in short-term Municipal Obligations.

The Municipal Money Market Portfolios seek to achieve their investment objectives by primarily investing in:

(a)                                  fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody’s, SP-2 or A-2 or higher by S&P, or F-2 or higher by Fitch;

(b)                                 tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody’s, A-2 or higher by S&P, or F-2 or higher by Fitch;

(c)                                  municipal bonds rated A or higher by Moody’s, S&P or Fitch;

(d)                                 unrated notes, paper or other instruments that are of comparable quality to the instruments described above, as determined by the Portfolios’ sub-adviser under guidelines established by the Fund’s Board of Trustees; and

(e)                                  municipal bonds and notes which are guaranteed as to principal and interest by the U.S. Government or an agency or instrumentality thereof or which otherwise depend directly or indirectly on the credit of the United States.

All securities acquired by the Money Market Portfolios will be determined at the time of purchase by the Portfolios’ sub-adviser, under guidelines established by the Fund’s Board of Trustees, to present minimal credit risks and will be “Eligible Securities” as defined by the SEC.  Eligible Securities are (a) securities that either (i) have short-term debt ratings at the time of purchase in the two highest rating categories by at least two unaffiliated NRSROs) (or one NRSRO if the security is rated by only one NRSRO), or (ii) are comparable in priority and security with an instrument issued by an issuer which has such ratings, and (b) securities that are unrated (including securities of issuers that have long-term but not short-term ratings) but are of comparable quality as determined in accordance with guidelines approved by the Board of Trustees.

Municipal Investments.  The two principal classifications of Municipal Obligations are “general obligation” securities and “revenue” securities.  General obligation securities are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest.  Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed.  Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer.  Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.  Municipal Obligations may also include “moral obligation” bonds, which are normally issued by special purpose public authorities.  If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

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Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those associated with municipal bonds generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. Such bonds are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments which, until completed and rented, do not generate income to pay interest. Increases in interest rates payable on senior obligations may make it more difficult for issuers to meet payment obligations on subordinated bonds.

Also included within the general category of Municipal Obligations are participation certificates in a lease, an installment purchase contract, or a conditional sales contract (“lease obligations”) entered into by a state or political subdivision to finance the acquisition or construction of equipment, land, or facilities.  Although lease obligations are not general obligations of the issuer for which the state or other governmental body’s unlimited taxing power is pledged, certain lease obligations are backed by a covenant to appropriate money to make the lease obligation payments.  However, under certain lease obligations, the state or governmental body has no obligation to make these payments in future years unless money is appropriated on a yearly basis.  Although “non appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult.

The amount of information regarding the financial condition of issuers of Municipal Obligations may be less extensive than the information for public corporations, and the secondary market for Municipal Obligations may be less liquid than that for taxable obligations.  Accordingly, the ability of a Portfolio to buy and sell Municipal Obligations may, at any particular time and with respect to any particular securities, be limited.  In addition, Municipal Obligations purchased by the Portfolios include obligations backed by letters of credit and other forms of credit enhancement issued by domestic and non-U.S. banks, as well as other financial institutions.  Changes in the credit quality of these institutions could cause loss to a Municipal Bond Portfolio and affect its share price.

Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal and state income tax are rendered by counsel to the respective issuers and sponsors of the obligations at the time of issuance.  The Fund and its service providers will rely on such opinions and will not review independently the underlying proceedings relating to the issuance of Municipal Obligations, the creation of any tax-exempt derivative securities, or the bases for such opinions.

Private Activity Bonds (“PABs”). PABs are, in most cases, tax-exempt securities issued by states, municipalities or public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction or improvement of a facility to be used by the entity. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity, which may or may not be guaranteed by a parent company or otherwise secured. PABs generally are not secured by a pledge of the taxing power of the issuer of such bonds.  Therefore, an investor should understand that repayment of such bonds generally depends on the revenues of a private entity and be aware of the risks that such an investment may entail. The continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors including the size of the entity, its capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.

Municipal Notes. Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, repayment on the note may be delayed or the note may not be fully repaid, and a Bond Portfolio may lose money.

Municipal Commercial Paper. Municipal commercial paper is generally unsecured and issued to meet short-term financing needs. The lack of security presents some risk of loss to a Bond Portfolio since, in the event of an issuer’s bankruptcy, unsecured creditors are repaid only after the secured creditors out of the assets, if any, that remain.

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Yields. Yields on Municipal Obligations are dependent on a variety of factors, including the general condition of the money market and of the municipal bond market, the size of a particular offering, the financial condition of the issuer, the maturity of the obligation and the rating of the issue. The ability of a Bond Portfolio to achieve its investment objective is also dependent on the continuing ability of the issuers of the securities in which the Bond Portfolio invests to meet their obligations for the payment of interest and principal when due. There are variations in the risks involved in holding Municipal Obligations, both within a particular classification and between classifications, depending on numerous factors. Furthermore, the rights of owners of Municipal Obligations and the obligations of the issuer of such Municipal Obligations may be subject to applicable bankruptcy, insolvency and similar laws and court decisions affecting the rights of creditors generally and to general equitable principles, which may limit the enforcement of certain remedies.

Variable Rate Demand Obligations (“VRDOs”) and Participating VRDOs. VRDOs are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and a right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest upon a short notice period not to exceed seven days. Participating VRDOs provide a Bond Portfolio with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution that issued the participation interest upon a specified number of days notice, not to exceed seven days. In addition, the Participating VRDO is backed by an irrevocable letter of credit or guaranty of the financial institution. A Bond Portfolio would have an undivided interest in the underlying obligation and thus participate on the same basis as the financial institution in such obligation except that the financial institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

There is the possibility that because of default or insolvency the demand feature of VRDOs and Participating VRDOs may not be honored. The interest rates are adjustable at intervals (ranging from daily to up to one year) to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market rate of the VRDOs at approximately the par value of the VRDOs on the adjustment date. The adjustments typically are based upon the Public Securities Association Index or some other appropriate interest rate adjustment index. The Portfolios have been advised by counsel that they should be entitled to treat the income received on Participating VRDOs as interest from tax-exempt obligations. It is not contemplated that any Bond Portfolio will invest more than a limited amount of its total assets in Participating VRDOs.

Because of the interest rate adjustment formula on VRDOs (including Participating VRDOs), VRDOs are not comparable to fixed rate securities. During periods of declining interest rates, a Bond Portfolio’s yield on a VRDO will decrease and its shareholders will forego the opportunity for capital appreciation. During periods of rising interest rates, however, a Bond Portfolio’s yield on a VRDO will increase and the Bond Portfolio’s shareholders will have a reduced risk of capital depreciation.

VRDOs that contain a right of demand to receive payment of the unpaid principal balance plus accrued interest on a notice period exceeding seven days may be deemed to be illiquid securities. A VRDO with a demand notice period exceeding seven days will therefore be subject to a Bond Portfolio’s restriction on illiquid investments unless, in the judgment of the Board of Trustees such VRDO is liquid. The Board of Trustees may adopt guidelines and delegate to the adviser the daily function of determining and monitoring liquidity of such VRDOs. The Board of Trustees, however, will retain sufficient oversight and will be ultimately responsible for such determinations.

Transactions in Financial Futures Contracts.  Certain of the Portfolios deal in financial futures contracts based on a long-term municipal bond index developed by the Chicago Board of Trade (“CBT”) and The Bond Buyer (the “Municipal Bond Index”). The Municipal Bond Index is comprised of 40 tax-exempt municipal revenue and general obligation bonds. Each bond included in the Municipal Bond Index must be rated A or higher by Moody’s or S&P and must have a remaining maturity of 19 years or more. Twice a month new issues satisfying the eligibility requirements are added to, and an equal number of old issues are deleted from, the Municipal Bond Index. The value of the Municipal Bond Index is computed daily according to a formula based on the price of each bond in the Municipal Bond Index, as evaluated by six dealer-to-dealer brokers.

The Municipal Bond Index futures contract is traded only on the CBT. Like other contract markets, the CBT assures performance under futures contracts through a clearing corporation, a nonprofit organization managed

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by the exchange membership that is also responsible for handling daily accounting of deposits or withdrawals of margin. The particular municipal bonds comprising the index underlying the Municipal Bond Index financial futures contract may vary from the bonds held by a Portfolio. As a result, a Portfolio’s ability to hedge effectively all or a portion of the value of its Municipal Obligations through the use of such financial futures contracts will depend in part on the degree to which price movements in the index underlying the financial futures contract correlate with the price movements of the Municipal Obligations held by the Bond Portfolios. The correlation may be affected by disparities in the average maturity, ratings, geographical mix or structure of a Portfolio’s investments as compared to those comprising the Municipal Bond Index and general economic or political factors. In addition, the correlation between movements in the value of the Municipal Bond Index may be subject to change over time as additions to and deletions from the Municipal Bond Index alter its structure. The correlation between futures contracts on U.S. Government securities and the Municipal Obligations held by a Portfolio may be adversely affected by similar factors and the risk of imperfect correlation between movements in the prices of such futures contracts and the prices of Municipal Obligations held by a Portfolio may be greater. Municipal Bond Index futures contracts were approved for trading in 1986. Trading in such futures contracts may tend to be less liquid than trading in other futures contracts. The trading of futures contracts also is subject to certain market risks, such as inadequate trading activity, which could at times make it difficult or impossible to liquidate existing positions.

Call Rights.  A Bond Portfolio may purchase a Municipal Security issuer’s right to call all or a portion of such Municipal Security for mandatory tender for purchase (a “Call Right”). A holder of a Call Right may exercise such right to require a mandatory tender for the purchase of related Municipal Obligations, subject to certain conditions. A Call Right that is not exercised prior to maturity of the related Municipal Security will expire without value. The economic effect of holding both the Call Right and the related Municipal Security is identical to holding a Municipal Security as a non-callable security. Certain investments in such obligations may be illiquid.

Municipal Interest Rate Swap Transactions.  In order to hedge the value of a Bond Portfolio against interest rate fluctuations or to enhance a Bond Portfolio’s income, a Bond Portfolio may enter into interest rate swap transactions such as Municipal Market Data AAA Cash Curve swaps (“MMD Swaps”) or Bond Market Association Municipal Swap Index swaps (“BMA Swaps”). To the extent that a Bond Portfolio enters into these transactions, the Bond Portfolio expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Bond Portfolio anticipates purchasing at a later date. A Bond Portfolio intends to use these transactions primarily as a hedge rather than as a speculative investment.

However, a Bond Portfolio also may invest in MMD Swaps and BMA Swaps to enhance income or gain or to increase the Bond Portfolio’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).

A Bond Portfolio may purchase and sell BMA Swaps in the BMA swap market. In a BMA Swap, a Bond Portfolio exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments linked to the Bond Market Association Municipal Swap Index). Because the underlying index is a tax-exempt index, BMA Swaps may reduce cross-market risks incurred by a Bond Portfolio and increase a Bond Portfolio’s ability to hedge effectively. BMA Swaps are typically quoted for the entire yield curve, beginning with a seven day floating rate index out to 30 years. The duration of a BMA Swap is approximately equal to the duration of a fixed-rate Municipal Security with the same attributes as the swap (e.g., coupon, maturity, call feature).

A Bond Portfolio may also purchase and sell MMD Swaps, also known as MMD rate locks. An MMD Swap permits a Bond Portfolio to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Swap, a Bond Portfolio can create a synthetic long or short position, allowing the Bond Portfolio to select the most attractive part of the yield curve. An MMD Swap is a contract between a Bond Portfolio and an MMD Swap provider pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract. For example, if a Bond Portfolio buys an MMD Swap and the Municipal Market Data AAA General Obligation Scale is below the specified level on the expiration date, the counterparty to the contract will make a

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payment to the Bond Portfolio equal to the specified level minus the actual level, multiplied by the notional amount of the contract. If the Municipal Market Data AAA General Obligation Scale is above the specified level on the expiration date, a Bond Portfolio will make a payment to the counterparty equal to the actual level minus the specified level, multiplied by the notional amount of the contract.

In connection with investments in BMA and MMD Swaps, there is a risk that municipal yields will move in the opposite direction than anticipated by a Bond Portfolio, which would cause the Bond Portfolio to make payments to its counterparty in the transaction that could adversely affect the Bond Portfolio’s performance. A Bond Portfolio has no obligation to enter into BMA or MMD Swaps and may not do so. The net amount of the excess, if any, of a Bond Portfolio’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of liquid assets that have an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Bond Portfolio.

Reverse Repurchase Agreements and Other Borrowings.  Each Equity and Bond Portfolio (including the Index Master Portfolio) is authorized to borrow money.  Certain Portfolios may borrow in order to make investments. The purchase of securities while borrowings are outstanding will have the effect of leveraging the Portfolio. Such leveraging increases the Portfolio’s exposure to capital risk, and borrowed funds are subject to interest costs that will reduce net income. The use of leverage by a Portfolio creates an opportunity for greater total return, but, at the same time, creates special risks. If the securities held by a Portfolio should decline in value while borrowings are outstanding, the net asset value of the Portfolio’s outstanding shares will decline in value by proportionately more than the decline in value suffered by the Portfolio’s securities.  Although the principal of such borrowings will be fixed, the Portfolio’s assets may change in value during the time the borrowings are outstanding. Borrowings will create interest expenses for the Portfolio that can exceed the income from the assets purchased with the borrowings. To the extent the income or capital appreciation derived from securities purchased with borrowed funds exceeds the interest the Portfolio will have to pay on the borrowings, the Portfolio’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such borrowed funds is not sufficient to cover the cost of borrowing, the return to the Portfolio will be less than if leverage had not been used and, therefore, the amount available for distribution to shareholders as dividends will be reduced. In the latter case, the adviser in its best judgment nevertheless may determine to maintain the Portfolio’s leveraged position if it expects that the benefits to the Portfolio’s shareholders of maintaining the leveraged position will outweigh the current reduced return.  Borrowings may be made by each Portfolio through reverse repurchase agreements under which the Portfolio sells portfolio securities to financial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price.  Such Agreements are considered to be borrowings under the 1940 Act.  Certain Portfolios may use the proceeds of reverse repurchase agreements to purchase additional securities that meet the Portfolios’ investment guidelines.  The Index Master Portfolio does not intend to invest in reverse repurchase agreements.  The Bond Portfolios (except the Municipal Bond Portfolios) and the Asset Allocation and Global Opportunities Portfolios may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.  This use of reverse repurchase agreements may be regarded as leveraging and, therefore, speculative.  Reverse repurchase agreements involve the risks that the interest income earned in the investment of the proceeds will be less than the interest expense, that the market value of the securities sold by a Portfolio may decline below the price of the securities the Portfolio is obligated to repurchase and that the securities may not be returned to the Portfolio.  During the time a reverse repurchase agreement is outstanding, the adviser or sub-adviser will designate liquid assets on its books and records in an amount equal to the amount of the Portfolio’s commitments to the extent required by SEC guidelines.  A Portfolio’s reverse repurchase agreements, together with any other borrowings, will not exceed, in the aggregate, 33 1/3% of the value of its total assets (33% in the case of the Index Master Portfolio).  In addition, each Bond Portfolio (except the Municipal Bond Portfolios) and the Asset Allocation and Global Opportunities Portfolios may borrow up to an additional 5% of its total assets for temporary purposes.  Whenever borrowings exceed 5% of a Portfolio’s total assets, the Equity Portfolios (other than the Index Master Portfolio and the Asset Allocation and Global Opportunities Portfolios) will not make any investments.

Certain types of borrowings by a Portfolio may result in the Portfolio being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede BlackRock from managing a Portfolio in accordance with the Portfolio’s investment objectives and policies. However, a breach of any such covenants not cured within the

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specified cure period may result in acceleration of outstanding indebtedness and require the Portfolio to dispose of portfolio investments at a time when it may be disadvantageous to do so.

In accordance with applicable law, each Portfolio may at times borrow from affiliates of BlackRock, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace.

The Money Market and U.S. Treasury Money Market Portfolios may enter into reverse repurchase agreements for temporary purposes (such as to obtain cash to meet redemption requests when the liquidation of portfolio securities is deemed disadvantageous or inconvenient).

To take advantage of attractive opportunities in the mortgage market and to enhance current income, the Asset Allocation and Global Opportunities Portfolios and each Bond Portfolio (except the Municipal Bond Portfolios) may enter into dollar roll transactions.  A dollar roll transaction involves a sale by the Portfolio of a mortgage-backed or other security concurrently with an agreement by the Portfolio to repurchase a similar security at a later date at an agreed-upon price.  The securities that are repurchased will bear the same interest rate and a similar maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.  During the period between the sale and repurchase, a Portfolio will not be entitled to receive interest and principal payments on the securities sold.  Proceeds of the sale will be invested in additional instruments for the Portfolio, and the income from these investments will generate income for the Portfolio.  If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of a Portfolio compared with what the performance would have been without the use of dollar rolls.  At the time a Portfolio enters into a dollar roll transaction, the adviser or sub-adviser will designate assets on its books and records in an amount equal to the amount of the Portfolio’s commitments and will subsequently monitor the account to ensure that its value is maintained.  A Portfolio’s dollar rolls, together with its reverse repurchase agreements and other borrowings, will not exceed, in the aggregate, 33 1/3% of the value of its total assets.

Dollar roll transactions involve the risk that the market value of the securities a Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities.  If the broker/dealer to whom a Portfolio sells securities becomes insolvent, the Portfolio’s right to purchase or repurchase securities may be restricted.  Successful use of mortgage dollar rolls may depend upon the sub-adviser’s ability to correctly predict interest rates and prepayments.  There is no assurance that dollar rolls can be successfully employed.

Tender Option Bonds.  The Municipal Bond Portfolios will, and the other Bond and Equity Portfolios may, invest in residual interest municipal tender option bonds, which are derivative interests in Municipal Obligations. The residual interest municipal tender option bonds in which the Portfolios will invest pay interest or income that, in the opinion of counsel to the issuer, is exempt from regular Federal income tax. BlackRock will not conduct its own analysis of the tax status of the interest or income paid by residual interest municipal tender option bonds held by the Portfolios, but will rely on the opinion of counsel to the issuer. Although volatile, these residual interests typically offer the potential for yields exceeding the yields available on fixed rate Municipal Obligations with comparable credit quality, coupon, call provisions and maturity. The Portfolios may invest in residual interests for the purpose of using economic leverage.

Residual interest municipal tender option bonds represent beneficial interests in a special purpose trust formed by a third party sponsor for the purpose of holding Municipal Obligations purchased from a Portfolio or from another third party. The special purpose trust typically sells two classes of beneficial interests: short-term floating rate interests (sometimes known as “put bonds” or “puttable securities”), which are sold to third party investors, and residual interests, which a Portfolio would purchase. The short-term floating rate interests have first priority on the cash flow from the Municipal Obligations. A Portfolio is paid the residual cash flow from the special purpose trust. If the Portfolio is the initial seller of the Municipal Obligations to the special purpose trust, it receives the proceeds from the sale of the floating rate interests in the special purpose trust, less certain transaction costs. These proceeds generally would be used by the Portfolio to purchase additional Municipal Obligations or other permitted investments. If a Portfolio ever purchases all or a portion of the short-term floating rate securities sold by the special purpose trust, it may surrender those short-term floating rate securities together with a proportionate

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amount of residual interests to the trustee of the special purpose trust in exchange for a proportionate amount of the Municipal Obligations owned by the special purpose trust. In addition, all voting rights and decisions to be made with respect to any other rights relating to the Municipal Obligations held in the special purpose trust are passed through to the Portfolio, as the holder of the residual interests.

A Portfolio may invest in highly leveraged residual interest municipal tender option bonds. A residual interest municipal tender option bond generally is considered highly leveraged if the principal amount of the short-term floating rate interests issued by the related tender option bond trust exceeds 50% of the principal amount of the Municipal Obligations owned by the tender option bond trust.

The sponsor of a highly leveraged tender option bond trust generally will retain a liquidity provider that stands ready to purchase the short-term floating rate interests at their original purchase price upon the occurrence of certain events, such as on a certain date prior to the scheduled expiration date of the transaction, upon a certain percentage of the floating rate interests failing to be remarketed in a timely fashion, upon the bonds owned by the tender option bond trust being downgraded (but not below investment grade or upon the occurrence of a bankruptcy event with respect to the issuer of the Municipal Obligations) or upon the occurrence of certain regulatory or tax events. However, the liquidity provider is not required to purchase the floating rate interests upon the occurrence of certain other events, including upon the downgrading of the Municipal Obligations owned by the tender option bond trust below investment grade or certain events that indicate the issuer of the bonds may be entering bankruptcy. The general effect of these provisions is to pass to the holders of the floating rate interests the most severe credit risks associated with the Municipal Obligations owned by the tender option bond trust and to leave with the liquidity provider the interest rate risk and certain other risks associated with the Municipal Obligations.

If the liquidity provider acquires the floating rate interests upon the occurrence of an event described above, the liquidity provider generally will be entitled to an in-kind distribution of the Municipal Obligations owned by the tender option bond trust or to cause the tender option bond trust to sell the bonds and distribute the proceeds to the liquidity provider. The liquidity provider generally will enter into an agreement with a Portfolio that will require the Portfolio to make a payment to the liquidity provider in an amount equal to any loss suffered by the liquidity provider in connection with the foregoing transactions. The net economic effect of this agreement and these transactions is as if the Portfolio had entered into a special type of reverse repurchase agreement with the sponsor of the tender option bond trust, pursuant to which the Portfolio is required to repurchase the Municipal Obligations it sells to the sponsor only upon the occurrence of certain events (such as a failed remarketing of the floating rate interests—most likely due to an adverse change in interest rates) but not others (such as a default of the Municipal Obligations). In order to cover any potential obligation of the Portfolio to the liquidity provider pursuant to this agreement, the Portfolio may designate on its books and records liquid instruments having a value not less than the amount, if any, by which the original purchase price of the floating rate interests issued by the related tender option bond trust exceeds the market value of the Municipal Obligations owned by the tender option bond trust.

A Portfolio may also invest in the short-term floating rate interest tender option bonds. The remarketing agent for the special purpose trust sets a floating or variable rate on typically a weekly basis.  These securities grant the Portfolios the right to require the issuer or a specified third party acting as agent for the issuer (e.g., a tender agent) to purchase the bonds, usually at par, at a certain time or times prior to maturity or upon the occurrence of specified events or conditions. The put option or tender option right is typically available to the investor on a periodic (e.g., daily, weekly or monthly) basis. Typically, the put option is exercisable on dates on which the floating or variable rate changes.

Investments in residual interest and floating rate interest tender option bonds may be considered derivatives and are subject to the risk thereof, including counterparty risk, interest rate risk and volatility.

Variable and Floating Rate Instruments.  The Asset Allocation, Global Opportunities and Bond Portfolios may purchase rated and unrated variable and floating rate instruments.  These instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate.  The Portfolios may invest up to 10% of their total assets in leveraged inverse floating rate debt instruments (“inverse floaters”).  Tender option bonds (including residual interests thereon)

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are excluded from this 10% limitation.  The interest rate of an inverse floater resets in the opposite direction from the market rate of interest on a security or index to which it is related.  An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest, and is subject to many of the same risks as derivatives.  The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. To seek to limit the volatility of these securities, a Portfolio may purchase inverse floating obligations that have shorter-term maturities or that contain limitations on the extent to which the interest rate may vary. Certain investments in such obligations may be illiquid. BlackRock believes that indexed and inverse floating obligations represent flexible portfolio management instruments for a Portfolio that allow the Portfolio to seek potential investment rewards, hedge other portfolio positions or vary the degree of investment leverage relatively efficiently under different market conditions. A Portfolio may invest in indexed and inverse securities for hedging purposes or to seek to increase returns. When used for hedging purposes, indexed and inverse securities involve correlation risk. Furthermore, where such a security includes a contingent liability, in the event of an adverse movement in the underlying index or interest rate, a Portfolio may be required to pay substantial additional margin to maintain the position.

Each Money Market Portfolio may purchase variable and floating rate instruments. Variable and floating rate instruments are subject to the credit quality standards described in the Prospectuses. The Money Market Portfolios invest in variable or floating rate notes only when the adviser or sub-adviser deems the investment to involve minimal credit risk.  In some cases, the Money Market Portfolios may require that the obligation to pay the principal of the instrument be backed by a letter of credit or guarantee. Such instruments may carry stated maturities in excess of 13 months provided that the maturity-shortening provisions stated in Rule 2a-7 are satisfied. Although a particular variable or floating rate demand instrument may not be actively traded in a secondary market, in some cases, a Money Market Portfolio may be entitled to principal on demand and may be able to resell such notes in the dealer market.

Variable and floating rate demand instruments held by a Money Market Portfolio may have maturities of more than 13 months provided: (i) the Portfolio is entitled to the payment of principal and interest at any time, or during specified intervals not exceeding 13 months, upon giving the prescribed notice (which may not exceed 30 days), and (ii) the rate of interest on such instruments is adjusted at periodic intervals which may extend up to 13 months. Variable and floating rate notes that do not provide for payment within seven days may be deemed illiquid and subject to a 10% limitation on illiquid investments.

In determining a Portfolio’s average weighted portfolio maturity and whether a long-term variable rate demand instrument has a remaining maturity of 13 months or less, the instrument will be deemed by a Portfolio to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. In determining a Portfolio’s average weighted portfolio maturity and whether a long-term floating rate demand instrument has a remaining maturity of 13 months or less, the instrument will be deemed by a Portfolio to have a maturity equal to the period remaining until the principal amount can be recovered through demand. Variable and floating notes are not typically rated by credit rating agencies, but their issuers must satisfy the Portfolio’s quality and maturity requirements.

With respect to purchasable variable and floating rate instruments, the adviser or sub-adviser will consider the earning power, cash flows and liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to a demand feature, will monitor their financial status to meet payment on demand.  Such instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate.  The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for a Portfolio to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that the Portfolio is not entitled to exercise its demand rights, and the Portfolio could, for these or other reasons, suffer a loss with respect to such instruments.

Indexed Securities. A Portfolio may invest in securities that provide a potential return based on a particular index of value or interest rates. For example, a Portfolio may invest in securities that pay interest based on an index of interest rates. The principal amount payable upon maturity of certain securities also may be based on the value of the index. To the extent a Portfolio invests in these types of securities, the Portfolio’s return on such securities will be subject to risk with respect to the value of the particular index: that is, if the value of the index

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falls, the value of the indexed securities owned by the Portfolio will fall. Interest and principal payable on certain securities may also be based on relative changes among particular indices.

Bank Loans.  Bank loans are generally non-investment grade floating rate instruments.  Usually, they are freely callable at the issuer’s option.  Each Bond Portfolio, the Asset Allocation and Global Opportunities Portfolios and, to the extent consistent with its primary investment strategies, the Money Market Portfolio may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between a corporate borrower or a non-U.S. sovereign entity and one or more financial institutions (“Lenders”).  A Portfolio may invest in such Loans in the form of participations in Loans (“Participations”) and assignments of all or a portion of Loans from third parties (“Assignments”). A Portfolio considers these investments to be investments in debt securities for purposes of its investment policies.  Participations typically will result in the Portfolio having a contractual relationship only with the Lender, not with the borrower.  The Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower.  In connection with purchasing Participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loans, nor any rights of set-off against the borrower, and the Portfolio may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation.  As a result, the Portfolio will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling the Participation, the Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower.  The Portfolio will acquire Participations only if the Lender interpositioned between the Portfolio and the borrower is determined by the Portfolio’s sub-adviser to be creditworthy.  When the Portfolio purchases Assignments from Lenders, the Portfolio will acquire direct rights against the borrower on the Loan, and will not have exposure to a counterparty’s credit risk.  The Portfolios may enter into Participations and Assignments on a forward commitment or “when-issued” basis, whereby a Portfolio would agree to purchase a Participation or Assignment at set terms in the future.  For more information on forward commitments and when-issued securities, see “When-Issued Purchases and Forward Commitments” below.

A Portfolio may have difficulty disposing of Assignments and Participations.  In certain cases, the market for such instruments is not highly liquid, and therefore the Portfolio anticipates that in such cases such instruments could be sold only to a limited number of institutional investors.  The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and on the Portfolio’s ability to dispose of particular Assignments or Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.  Assignments and Participations will not be considered illiquid so long as it is determined by the Portfolios’ adviser or sub-adviser that an adequate trading market exists for these securities.  To the extent that liquid Assignments and Participations that a Portfolio holds become illiquid, due to the lack of sufficient buyers or market or other conditions, the percentage of the Portfolio’s assets invested in illiquid assets would increase.

Preferred Stock.  In addition to the Equity Portfolios, the Bond Portfolios each may invest in preferred stocks.  Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects.  As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value.  Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.  Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors.  Preferred stock also may be subject to optional or mandatory redemption provisions.

Convertible Securities.  In addition to the Equity Portfolios, the Bond Portfolios each may invest in convertible securities.  A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula.  A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged.  Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than

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comparable nonconvertible securities.  The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline.  The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value.  Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities.  Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.  The High Yield Bond Portfolio will treat investments in convertible debt securities as debt securities for purposes of its investment policies.

Convertible securities are issued and traded in a number of securities markets. Even in cases where a substantial portion of the convertible securities held by a Portfolio are denominated in U.S. dollars, the underlying equity securities may be quoted in the currency of the country where the issuer is domiciled. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued, which may increase the effects of currency risk. As described below, a Portfolio may be authorized to enter into foreign currency hedging transactions in which it may seek to reduce the effect of exchange rate fluctuations.

Apart from currency considerations, the value of convertible securities is influenced by both the yield on nonconvertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” To the extent interest rates change, the investment value of the convertible security typically will fluctuate. At the same time, however, the value of the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If the conversion value of a convertible security is substantially below its investment value, the price of the convertible security is governed principally by its investment value. To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed income security. The yield and conversion premium of convertible securities issued in Japan and the Euromarket are frequently determined at levels that cause the conversion value to affect their market value more than the securities’ investment value.

Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in a charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder, which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.

A Portfolio may also invest in synthetic convertible securities. Synthetic convertible securities may include either Cash-Settled Convertibles or Manufactured Convertibles. Cash-Settled Convertibles are instruments that are created by the issuer and have the economic characteristics of traditional convertible securities but may not actually permit conversion into the underlying equity securities in all circumstances. As an example, a private company may issue a Cash-Settled Convertible that is convertible into common stock only if the company successfully completes a public offering of its common stock prior to maturity and otherwise pays a cash amount to reflect any equity appreciation. Manufactured Convertibles are created by the adviser or another party by combining separate securities that possess one of the two principal characteristics of a convertible security, i.e., fixed income (“fixed income component”) or a right to acquire equity securities (“convertibility component”). The fixed income component is achieved by investing in nonconvertible fixed income securities, such as nonconvertible bonds, preferred stocks and money market instruments. The convertibility component is achieved by investing in call options, warrants, or other securities with equity conversion features (“equity features”) granting the holder the right to purchase a specified quantity of the underlying stocks within a specified period of time at a specified price or, in

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the case of a stock index option, the right to receive a cash payment based on the value of the underlying stock index.

A Manufactured Convertible differs from traditional convertible securities in several respects. Unlike a traditional convertible security, which is a single security that has a unitary market value, a Manufactured Convertible is comprised of two or more separate securities, each with its own market value. Therefore, the total “market value” of such a Manufactured Convertible is the sum of the values of its fixed income component and its convertibility component.

More flexibility is possible in the creation of a Manufactured Convertible than in the purchase of a traditional convertible security. Because many corporations have not issued convertible securities, the adviser may combine a fixed income instrument and an equity feature with respect to the stock of the issuer of the fixed income instrument to create a synthetic convertible security otherwise unavailable in the market. The adviser may also combine a fixed income instrument of an issuer with an equity feature with respect to the stock of a different issuer when the adviser believes such a Manufactured Convertible would better promote a Portfolio’s objective than alternate investments. For example, the adviser may combine an equity feature with respect to an issuer’s stock with a fixed income security of a different issuer in the same industry to diversify the Portfolio’s credit exposure, or with a U.S. Treasury instrument to create a Manufactured Convertible with a higher credit profile than a traditional convertible security issued by that issuer. A Manufactured Convertible also is a more flexible investment in that its two components may be purchased separately and, upon purchasing the separate securities, “combined” to create a Manufactured Convertible. For example, the Portfolio may purchase a warrant for eventual inclusion in a Manufactured Convertible while postponing the purchase of a suitable bond to pair with the warrant pending development of more favorable market conditions.

The value of a Manufactured Convertible may respond to certain market fluctuations differently from a traditional convertible security with similar characteristics. For example, in the event a Portfolio created a Manufactured Convertible by combining a short-term U.S. Treasury instrument and a call option on a stock, the Manufactured Convertible would be expected to outperform a traditional convertible of similar maturity that is convertible into that stock during periods when Treasury instruments outperform corporate fixed income securities and under-perform during periods when corporate fixed income securities outperform Treasury instruments.

Pay-in-kind Bonds.  The Bond and Equity Portfolios may invest in Pay-in-kind, or PIK, bonds.  PIK bonds are bonds which pay interest through the issuance of additional debt or equity securities.  Similar to zero coupon obligations, pay-in-kind bonds also carry additional risk as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, a Portfolio may obtain no return at all on its investment.  The market price of pay-in-kind bonds is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities which pay interest in cash.  Additionally, current federal tax law requires the holder of certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments.  To maintain its qualification as a regulated investment company and avoid liability for federal income and excise taxes, each Portfolio may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Money Market Obligations of Domestic Banks, Non-U.S. Banks and Non-U.S. Branches of U.S. Banks.  Each Portfolio may purchase bank obligations, such as certificates of deposit, notes, bankers’ acceptances and time deposits, including instruments issued or supported by the credit of U.S. or non-U.S. banks or savings institutions having total assets at the time of purchase in excess of $1 billion.  These obligations may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of a specific obligation or by government regulation.  The assets of a bank or savings institution will be deemed to include the assets of its domestic and non-U.S. branches for purposes of each Portfolio’s investment policies.  Investments in short-term bank obligations may include obligations of non-U.S. banks and domestic branches of non-U.S. banks, and also non-U.S. branches of domestic banks.

The Index Master Portfolio may purchase obligations of U.S. banks and savings and loan associations and dollar-denominated obligations of U.S. subsidiaries and branches of non-U.S. banks, such as certificates of deposit

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(including marketable variable rate certificates of deposit) and bankers’ acceptances.  Bank certificates of deposit will only be acquired by the Index Master Portfolio if the bank has assets in excess of $1 billion.

To the extent consistent with their investment objectives, the Portfolios (except the Municipal Bond Portfolios) may invest in debt obligations of domestic or non-U.S. corporations and banks, and may acquire commercial obligations issued by Canadian corporations and Canadian counterparts of U.S. corporations, as well as Europaper, which is U.S. dollar-denominated commercial paper of a non-U.S. issuer.  The Bond Portfolios and the Money Market Portfolio may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of their respective total assets.

Interest Rate and Extension Risk.  The value of fixed income securities in the Portfolios can be expected to vary inversely with changes in prevailing interest rates.  Fixed income securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than securities with shorter maturities.  The Portfolios are not restricted to any maximum or minimum time to maturity in purchasing individual portfolio securities, and the average maturity of a Portfolio’s assets will vary.

During periods of rising interest rates, the average life of certain fixed income securities is extended because of slower than expected principal payments.  This may lock in a below-market interest rate and extend the duration of these fixed-income securities, especially mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, these securities may exhibit additional volatility and lose value. This is known as extension risk.  Although the Bond Portfolios’ sub-adviser will normally attempt to structure each Portfolio to have a comparable duration to its benchmark as stated in the Prospectuses, there can be no assurance that it will be able to do so at all times.

Mortgage Related and Asset-Backed Securities.  The Asset Allocation, Global Opportunities and Bond Portfolios (except the Municipal Bond Portfolios) may make significant investments, and the other Equity Portfolios may from time to time invest, in residential and commercial mortgage-related and other asset-backed securities (i.e., securities backed by home equity loans, installment sale contracts, credit card receivables or other assets) issued by governmental entities and private issuers.  The Money Market Portfolios, to the extent consistent with their investment objectives, may invest in these instruments to a lesser extent.

Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt.  Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

The yield characteristics of certain mortgage-related and asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to a mortgage-related or asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If a Portfolio has purchased such a mortgage-related or asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid. Conversely, an increase in interest rates may result in lengthening the anticipated maturity of such a security because expected prepayments are reduced. A prepayment rate that is faster than expected will reduce the yield to maturity of such a security, while a prepayment rate that is slower than expected may have the opposite effect of increasing yield to maturity.  See “-Interest Rate and Extension Risk” above.

In general, the assets supporting non-mortgage asset-backed securities are of shorter maturity than the assets supporting mortgage-related securities. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities, and, as noted above, changes in market rates of interest may accelerate or retard prepayments and thus affect maturities.

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These characteristics may result in a higher level of price volatility for asset-backed securities with prepayment features under certain market conditions. In addition, while the trading market for short-term mortgages and asset-backed securities is ordinarily quite liquid, in times of financial stress the trading market for these securities sometimes becomes restricted.

The relationship between prepayments and interest rates may give some high-yielding mortgage- related and asset-backed securities less potential for growth in value than conventional bonds with comparable maturities.  During periods of falling interest rates, the reinvestment of prepayment proceeds by a Portfolio will generally be at lower rates than the rates that were carried by the obligations that have been prepaid.  Because of these and other reasons, mortgage-related and other asset-backed security’s total return and maturity may be difficult to predict precisely.

A Portfolio from time to time may purchase in the secondary market (i) certain mortgage pass-through securities packaged and master serviced by PNC Mortgage Securities Corp. (“PNC Mortgage”) (or Sears Mortgage if PNC Mortgage succeeded to the rights and duties of Sears Mortgage) or Midland Loan Services, Inc. (“Midland”), or (ii) mortgage-related securities containing loans or mortgages originated by PNC Bank, National Association (“PNC Bank”) or its affiliates. It is possible that under some circumstances, PNC Mortgage, Midland or other affiliates could have interests that are in conflict with the holders of these mortgage-backed securities, and such holders could have rights against PNC Mortgage, Midland or their affiliates. For example, if PNC Mortgage, Midland or their affiliates engaged in negligence or willful misconduct in carrying out its duties as a master servicer, then any holder of the mortgage-backed security could seek recourse against PNC Mortgage, Midland or their affiliates, as applicable. Also, as a master servicer, PNC Mortgage, Midland or their affiliates may make certain representations and warranties regarding the quality of the mortgages and properties underlying a mortgage-backed security. If one or more of those representations or warranties is false, then the holders of the mortgage-backed securities could trigger an obligation of PNC Mortgage, Midland or their affiliates, as applicable, to repurchase the mortgages from the issuing trust. Finally, PNC Mortgage, Midland or their affiliates may own securities that are subordinate to the senior mortgage-backed securities owned by a Portfolio.

The GNMA Portfolio will invest primarily in GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”), and may make significant investments in other residential and commercial mortgage-related and other asset-backed securities (i.e., securities backed by home equity loans, installment sale contracts, credit card receivables or other assets) issued by governmental entities and private issuers.

The GNMA Portfolio may acquire several types of mortgage-related securities.  Ginnie Maes are typically mortgage pass-through certificates, which provide the holder with a pro rata interest in the underlying mortgages.

Each Money Market Portfolio may invest in mortgage-related securities issued by the U.S. Government or its agencies or instrumentalities or issued by private companies.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue.  Mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA”) include Ginnie Maes, which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States.  GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development.  GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee.  Mortgage-related securities issued by the Federal National Mortgage Association (“FNMA”) include FNMA guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury.  FNMA is a government-sponsored organization owned entirely by private stockholders.  Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA.  Mortgage-related securities issued by the

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Federal Home Loan Mortgage Corporation (“FHLMC”) include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”).  FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks.  Freddie Macs, which are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank, are supported by the right of the issuer to borrow from the Treasury.  Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC.  FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans.  When FHLMC generally does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.  FHLMC “Gold” PCs are guaranteed as to timely payment of interest and principal by FHLMC and represent 100% of the current fixed-rate production of the majority of FHLMC fixed-rate securities outstanding.

The Portfolios may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduit (“REMIC”) pass-through or participation certificates (“REMIC Certificates”).  These multiple class securities may be issued by GNMA, U.S. Government agencies or instrumentalities, including FNMA and FHLMC, or by trusts formed by private originators of, or investors in, mortgage loans.  In general, CMOs and REMICs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities.  Investors may purchase beneficial interests in CMOs and REMICs, which are known as “regular” interests or “residual” interests.  The residual in a CMO or REMIC structure generally represents the interest in any excess cash flow or tax liability remaining after making required payments of principal of and interest on the CMOs or REMICs, as well as the related administrative expenses of the issuer.  Residual interests generally are junior to, and may be significantly more volatile than, “regular” CMO and REMIC interests.  The Portfolios do not currently intend to purchase residual interests.  The markets for CMOs and REMICs may be more illiquid than those of other securities.

Each class of CMOs or REMIC Certificates, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate, bears a different stated maturity date and must be fully retired no later than its final distribution date.  Principal prepayments on the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates.  Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways.  In certain structures (known as “sequential pay” CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates.  Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

Additional structures of CMOs or REMIC Certificates include, among others, “parallel pay” CMOs and REMIC Certificates.  Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis.  These simultaneous payments are taken into account in calculating the final distribution date of each class.  A wide variety of REMIC Certificates may be issued in the parallel pay or sequential pay structures.  These securities include accrual certificates (also known as “Z-Bonds”), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security.

Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes (“PACs”) and targeted amortization classes (“TACs”). IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages the cash flow from which has been separated into interest and principal components. IOs (interest only securities) receive the interest portion of the cash flow while POs (principal only securities) receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest

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rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the investment is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slow, the life of the PO is lengthened and the yield to maturity is reduced.

The scheduled principal payments for PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage assets. These tranches (often called “supports” or “companion” tranches) tend to have market prices and yields that are more volatile than the PAC classes.

TACs are similar to PACs in that they require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates. A PAC’s payment schedule, however, remains in effect as long as prepayment rates on the underlying mortgages do not exceed certain ranges. In contrast, a TAC provides investors with protection, to a certain level, against either faster than expected or slower than expected prepayment rates, but not both. TACs thus provide more cash flow stability than a regular sequential paying class, but less than a PAC. TACs also tend to have market prices and yields that are more volatile than PACs.

 FNMA REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA.  In addition, FNMA will be obligated to distribute on a timely basis to holders of FNMA REMIC Certificates required installments of principal and interest and to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the ultimate payment of principal as payments are required to be made on the underlying mortgage participation certificates (“PCs”).  PCs represent undivided interests in specified level payment, residential mortgages or participations therein purchased by FHLMC and placed in a PC pool.  With respect to principal payments on PCs, FHLMC generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction.  FHLMC also guarantees timely payment of principal on certain PCs, referred to as “Gold PCs.”

Certain issuers of CMOs are not considered investment companies pursuant to a rule adopted by the Securities and Exchange Commission (“SEC”), and a Portfolio may invest in the securities of such issuers without the limitations imposed by the 1940 Act on investments by a Portfolio in other investment companies. In addition, in reliance on an earlier SEC interpretation, a Portfolio’s investments in certain other qualifying CMOs, which cannot or do not rely on the rule, are also not subject to the limitation of the 1940 Act on acquiring interests in other investment companies. In order to be able to rely on the SEC’s interpretation, these CMOs must be unmanaged, fixed asset issuers, that: (1) invest primarily in mortgage-backed securities; (2) do not issue redeemable securities; (3) operate under general exemptive orders exempting them from all provisions of the 1940 Act; and (4) are not registered or regulated under the 1940 Act as investment companies. To the extent that a Portfolio selects CMOs that cannot rely on the rule or do not meet the above requirements, the Portfolio generally may not invest more than 10% of its assets in all such entities and may not acquire more than 3% of the voting securities of any single such entity.

Asset-Based Securities.Certain Portfolios may invest in debt, preferred or convertible securities, the principal amount, redemption terms or conversion terms of which are related to the market price of some natural resource asset such as gold bullion. These securities are referred to as “asset-based securities.” A Portfolio will purchase only asset-based securities that are rated, or are issued by issuers that have outstanding debt obligations rated, investment grade (for example, AAA, AA, A or BBB by S&P or Fitch, or Baa by Moody’s or commercial paper rated A-1 by S&P or Prime-1 by Moody’s) or by issuers that the adviser has determined to be of similar creditworthiness. Obligations ranked in the fourth highest rating category, while considered “investment grade,” may have certain speculative characteristics and may be more likely to be downgraded than securities rated in the three highest rating categories. If an asset-based security is backed by a bank letter of credit or other similar facility, the adviser may take such backing into account in determining the creditworthiness of the issuer. While the market prices for an asset-based security and the related natural resource asset generally are expected to move in the same

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direction, there may not be perfect correlation in the two price movements. Asset-based securities may not be secured by a security interest in or claim on the underlying natural resource asset. The asset-based securities in which a Portfolio may invest may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Certain asset-based securities may be payable at maturity in cash at the stated principal amount or, at the option of the holder, directly in a stated amount of the asset to which it is related. In such instance, because no Portfolio presently intends to invest directly in natural resource assets, a Portfolio would sell the asset-based security in the secondary market, to the extent one exists, prior to maturity if the value of the stated amount of the asset exceeds the stated principal amount and thereby realize the appreciation in the underlying asset.

Precious Metal-Related Securities. An Equity Portfolio may invest in the equity securities of companies that explore for, extract, process or deal in precious metals (e.g., gold, silver and platinum), and in asset-based securities indexed to the value of such metals. Such securities may be purchased when they are believed to be attractively priced in relation to the value of a company’s precious metal-related assets or when the values of precious metals are expected to benefit from inflationary pressure or other economic, political or financial uncertainty or instability. Based on historical experience, during periods of economic or financial instability the securities of companies involved in precious metals may be subject to extreme price fluctuations, reflecting the high volatility of precious metal prices during such periods. In addition, the instability of precious metal prices may result in volatile earnings of precious metal-related companies, which may, in turn, adversely affect the financial condition of such companies. The major producers of gold include the Republic of South Africa, Russia, Canada, the United States, Brazil and Australia. Sales of gold by Russia are largely unpredictable and often relate to political and economic considerations rather than to market forces. Economic, financial, social and political factors within South Africa may significantly affect South African gold production.

U.S. Government Obligations.  The Asset Allocation, Global Opportunities and Bond Portfolios (and, to the extent consistent with their investment objectives, the other Equity and Money Market Portfolios) may purchase obligations issued or guaranteed by the U.S. Government and U.S. Government agencies and instrumentalities.  Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury.  Others are supported by the right of the issuer to borrow from the U.S. Treasury; and still others are supported only by the credit of the agency or instrumentality issuing the obligation.  No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.  Certain U.S. Treasury and agency securities may be held by trusts that issue participation certificates (such as Treasury income growth receipts (“TIGRs”) and certificates of accrual on Treasury certificates (“CATs”)).  These certificates, as well as Treasury receipts and other stripped securities, represent beneficial ownership interests in either future interest payments or the future principal payments on U.S. Government obligations.  These instruments are issued at a discount to their “face value” and may (particularly in the case of stripped mortgage-backed securities) exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

Examples of the types of U.S. Government obligations that may be held by the Portfolios include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, Federal Financing Bank, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Farm Credit Banks System, Maritime Administration, Tennessee Valley Authority and Washington D.C. Armory Board. The Portfolios may also invest in mortgage-related securities issued or guaranteed by U.S. Government agencies and instrumentalities, including such instruments as obligations of the GNMA, FNMA and FHLMC.

The Index Master Portfolio may purchase (i) debt securities issued by the U.S. Treasury which are direct obligations of the U.S. Government, including bills, notes and bonds, and (ii) obligations issued or guaranteed by U.S. Government-sponsored instrumentalities and federal agencies, including FNMA, Federal Home Loan Bank and the Federal Housing Administration.

Supranational Organization Obligations.  The Portfolios may purchase debt securities of supranational organizations such as the World Bank, which are chartered to promote economic development.  Additional examples

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of  such entities include the Asian Development Bank and the Inter-American Development Bank. The government members, or “stockholders,” usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. There is no guarantee that one or more stockholders of a supranational entity will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and a Portfolio may lose money on such investments.

Lease Obligations.  The Portfolios (other than the Index Master Portfolio) may hold participation certificates in a lease, an installment purchase contract, or a conditional sales contract (“lease obligations”).

The adviser or sub-adviser will monitor the credit standing of each borrower and each entity providing credit support and/or a put option relating to lease obligations.  In determining whether a lease obligation is liquid, the adviser or sub-adviser will consider, among other factors, the following: (i) whether the lease can be cancelled; (ii) the degree of assurance that assets represented by the lease could be sold; (iii) the strength of the lessee’s general credit (e.g., its debt, administrative, economic and financial characteristics); (iv) in the case of a municipal lease, the likelihood that the municipality would discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an “event of nonappropriation”); (v) legal recourse in the event of failure to appropriate; (vi) whether the security is backed by a credit enhancement such as insurance; and (vii) any limitations which are imposed on the lease obligor’s ability to utilize substitute property or services other than those covered by the lease obligation.

The Municipal Money Market Portfolios will only invest in lease obligations with puts that (i) may be exercised at par on not more than seven days notice, and (ii) are issued by institutions deemed by the sub-adviser to present minimal credit risks.  Such obligations will be considered liquid.  However, a number of puts are not exercisable at the time the put would otherwise be exercised if the municipal borrower is not contractually obligated to make payments (e.g., an event of nonappropriation with a “nonappropriation” lease obligation).  Under such circumstances, the lease obligation while previously considered liquid would become illiquid, and a Portfolio might lose its entire investment in such obligation.

Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment.  The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units.  Such non-payment would result in a reduction of income to a Portfolio, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the net asset value of a Portfolio.  Issuers of municipal securities might seek protection under the bankruptcy laws.  In the event of bankruptcy of such an issuer, a Portfolio could experience delays and limitations with respect to the collection of principal and interest on such municipal leases and a Portfolio may not, in all circumstances, be able to collect all principal and interest to which it is entitled.  To enforce its rights in the event of a default in lease payments, the Fund might take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase a Portfolio’s operating expenses and adversely affect the net asset value of a Portfolio.  When the lease contains a non-appropriation clause, however, the failure to pay would not be a default and a Portfolio would not have the right to take possession of the assets.  Any income derived from a Portfolio’s ownership or operation of such assets may not be tax-exempt.  In addition, a Portfolio’s intention to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended, may limit the extent to which a Portfolio may exercise its rights by taking possession of such assets, because as a regulated investment company a Portfolio is subject to certain limitations on its investments and on the nature of its income.

Commercial Paper.  The Money Market Portfolios may purchase commercial paper rated in one of the two highest rating categories of an NRSRO.  The Non-Money Market Portfolios, except the High Yield Bond Portfolio and the Index Master Portfolio, may purchase commercial paper rated (at the time of purchase) “A-1” by S&P or “Prime-1” by Moody’s or, when deemed advisable by a Portfolio’s adviser or sub-adviser, “high quality” issues rated “A-2”, “Prime-2” or “F-2” by S&P, Moody’s or Fitch, respectively.  The High Yield Bond Portfolio may purchase commercial paper of any rating.  The Index Master Portfolio may purchase commercial paper rated (at the time of purchase) “A-1” or better by S&P or “Prime-1” by Moody’s, or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated “Aaa” by Moody’s or “AAA” by S&P, and having a maximum maturity of nine months.  These ratings symbols are described in Appendix A.

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Commercial paper purchasable by each Portfolio includes “Section 4(2) paper,” a term that includes debt obligations issued in reliance on the “private placement” exemption from registration afforded by Section 4(2) of the Securities Act of 1933.  Section 4(2) paper is restricted as to disposition under the Federal securities laws, and is frequently sold (and resold) to institutional investors such as the Fund through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity.  Certain transactions in Section 4(2) paper may qualify for the registration exemption provided in Rule 144A under the Securities Act of 1933.

Repurchase Agreements.  Each Equity and Bond Portfolio may agree to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed upon time and price (“repurchase agreements”).  Repurchase agreements are, in substance, loans.  Default by or bankruptcy of a seller would expose a Portfolio to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations.

Each Money Market Portfolio may enter into repurchase agreements.  The securities held subject to a repurchase agreement by a Money Market Portfolio may have stated maturities exceeding 13 months, so long as the repurchase agreement itself matures in less than 13 months.

Each Equity, Bond and Money Market Portfolio may enter into “tri-party” repurchase agreements.  In “tri-party” repurchase agreements, an unaffiliated third party custodian maintains accounts to hold collateral for the Portfolio and its counterparties and, therefore, the Portfolios may be subject to the credit risk of those custodians.

The repurchase price under the repurchase agreements generally equals the price paid by a Portfolio involved plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on securities underlying the repurchase agreement).  The financial institutions with which a Portfolio may enter into repurchase agreements will be banks and non-bank dealers, if such banks and non-bank dealers are deemed creditworthy by the Portfolio’s adviser or sub-adviser.  A Portfolio’s adviser or sub-adviser will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least the repurchase price (including accrued interest and any accrued premium).  The accrued premium is the amount specified in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement.  The Portfolio’s adviser or sub-adviser will mark-to-market daily the value of the securities.  Securities subject to repurchase agreements will be held by the Fund’s custodian (or sub-custodian) in the Federal Reserve/Treasury book-entry system or by another authorized securities depository.  Repurchase agreements are considered to be loans by the Portfolios under the 1940 Act.

The use of repurchase agreements involves certain risks.  For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, a Portfolio will seek to dispose of such securities, which action could involve costs or delays.  If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, a Portfolio’s ability to dispose of the underlying securities may be restricted.  Finally, it is possible that a Portfolio may not be able to substantiate its interest in the underlying securities.  To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest.  If the seller fails to repurchase the securities, a Portfolio may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

Certain of the Money Market Portfolios may enter into repurchase agreements in which the collateral may include IO or PO securities related to CMOs issued by U.S. Government agencies and instrumentalities.  IOs and POs are subject to the risks described in “Stripped and Zero Coupon Obligations” below and CMOs are subject to the risks described in “Mortgage Related and Asset-Backed Securities” above.

The Index Master Portfolio may enter into repurchase agreements, but will not enter into a repurchase agreement with a duration of more than seven days if, as a result, more than 10% of the value of its total assets would be so invested.  The Index Master Portfolio will also only invest in repurchase agreements with a bank if the bank has at least $1 billion in assets and is approved by the Investment Committee of Dimensional Fund Advisors LP (formerly, Dimensional Fund Advisors Inc. (“DFA”)).  DFA will monitor the market value of transferred securities plus any accrued interest thereon so that the value of such securities will at least equal the repurchase price.  The securities underlying the repurchase

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agreements will be limited to U.S. Government and agency obligations described under “U.S. Government Obligations” above.

Investment Grade Debt Obligations.  Each of the Money Market Portfolios and Enhanced Income Portfolio may invest in investment grade securities in the rating categories specified in the Prospectuses and above in “Money Market Portfolios.”  The Non-Money Market Portfolios, except the Index Master Portfolio and the Intermediate Government Bond, Government Income and GNMA Portfolios, may invest in “investment grade securities,” which are securities rated in the four highest rating categories of an NRSRO or deemed to be of equivalent quality by a Portfolio’s adviser or sub-adviser.  The Intermediate Government Bond, Government Income and GNMA Portfolios may invest in debt securities rated Aaa by Moody’s or AAA by S&P.  It should be noted that debt obligations rated in the lowest of the top four ratings (i.e., “Baa” by Moody’s or “BBB” by S&P) are considered to have some speculative characteristics and are more sensitive to economic change than higher rated securities.  If an investment grade security of a Portfolio is subsequently downgraded below investment grade, the Portfolio’s adviser or sub-adviser will consider such an event in determining whether the Portfolio should continue to hold the security.  Subject to its investment strategies, there is no limit on the amount of such downgraded securities a Portfolio may hold, although under normal market conditions the adviser and sub-adviser do not expect to hold these securities to a material extent.

The Index Master Portfolio may invest in non-convertible corporate debt securities which are issued by companies whose commercial paper is rated “Prime-1” by Moody’s or “A-1” by S&P and dollar-denominated obligations of non-U.S. issuers issued in the U.S.  If the issuer’s commercial paper is unrated, then the debt security would have to be rated at least “AA” by S&P or “Aa2” by Moody’s.  If there is neither a commercial paper rating nor a rating of the debt security, then the Index Master Portfolio’s investment adviser must determine that the debt security is of comparable quality to equivalent issues of the same issuer rated at least “AA” or “Aa2.”

See Appendix A to this Statement of Additional Information for a description of applicable securities ratings.

Non-Investment Grade Securities.  As described in the applicable Prospectuses, certain Bond and Equity Portfolios may invest in non-investment grade or “high yield” fixed income or convertible securities commonly known to investors as “junk bonds.”

High yield securities are bonds that are issued by a company whose credit rating (based on rating agencies’ evaluation of the likelihood of repayment) necessitates offering a higher coupon and yield on its issues when selling them to investors who may otherwise be hesitant in purchasing the debt of such a company.  While generally providing greater income and opportunity for gain, non-investment grade debt securities may be subject to greater risks than securities which have higher credit ratings, including a high risk of default, and their yields will fluctuate over time.  High yield securities will generally be in the lower rating categories of recognized rating agencies (rated “Ba” or lower by Moody’s or “BB” or lower by S&P) or will be non-rated.  The credit rating of a high yield security does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the issuer’s financial condition.  High yield securities are considered to be speculative with respect to the capacity of the issuer to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities.

While the market values of high yield securities tend to react less to fluctuations in interest rates than do those of higher rated securities, the values of high yield securities often reflect individual corporate developments and have a high sensitivity to economic changes to a greater extent than do higher rated securities.  Issuers of high yield securities are often in the growth stage of their development and/or involved in a reorganization or takeover.  The companies are often highly leveraged (have a significant amount of debt relative to shareholders’ equity) and may not have available to them more traditional financing methods, thereby increasing the risk associated with acquiring these types of securities.  In some cases, obligations with respect to high yield securities are subordinated to the prior repayment of senior indebtedness, which will potentially limit a Portfolio’s ability to fully recover principal or to receive interest payments when senior securities are in default.  Thus, investors in high yield securities have a lower degree of protection with respect to principal and interest payments then do investors in higher rated securities.

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During an economic downturn, a substantial period of rising interest rates or a recession, highly leveraged issuers of high yield securities may experience financial distress possibly resulting in insufficient revenues to meet their principal and interest payment obligations, to meet projected business goals and to obtain additional financing.  An economic downturn could also disrupt the market for lower-rated securities and adversely affect the value of outstanding securities, the Portfolio’s net asset value and the ability of the issuers to repay principal and interest.  If the issuer of a security held by a Portfolio defaulted, the Portfolio may not receive full interest and principal payments due to it and could incur additional expenses if it chose to seek recovery of its investment.

The secondary markets for high yield securities are not as liquid as the secondary markets for higher rated securities.  The secondary markets for high yield securities are concentrated in relatively few market makers and participants in the markets are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds.  In addition, the trading volume for high yield securities is generally lower than that for higher rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer.  Under certain economic and/or market conditions, a Portfolio may have difficulty disposing of certain high yield securities due to the limited number of investors in that sector of the market.  An illiquid secondary market may adversely affect the market price of the high yield security, which may result in increased difficulty selling the particular issue and obtaining accurate market quotations on the issue when valuing a Portfolio’s assets.  Market quotations on high yield securities are available only from a limited number of dealers, and such quotations may not be the actual prices available for a purchase or sale.

The high yield markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news, whether or not it is based on fundamental analysis.  Additionally, prices for high yield securities may be affected by legislative and regulatory developments.  These developments could adversely affect a Portfolio’s net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value and liquidity of outstanding high yield securities, especially in a thinly traded market.  For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in the past.

When the secondary market for high yield securities becomes more illiquid, or in the absence of readily available market quotations for such securities, the relative lack of reliable objective data makes it more difficult to value a Portfolio’s securities, and judgment plays a more important role in determining such valuations.  Increased illiquidity in the junk bond market, in combination with the relative youth and growth of the market for such securities, also may affect the ability of a Portfolio to dispose of such securities at a desirable price.  Additionally, if the secondary markets for high yield securities contract due to adverse economic conditions or for other reasons, certain of a Portfolio’s liquid securities may become illiquid and the proportion of the Portfolio’s assets invested in illiquid securities may significantly increase.

High yield securities frequently have redemption features that permit an issuer to repurchase the security from a Portfolio before it matures.  If an issuer redeems the high yield securities, a Portfolio may have to invest the proceeds in bonds with lower yields and may lose income.

The rating assigned by a rating agency evaluates the safety of a non-investment grade security’s principal and interest payments, but does not address market value risk.  Because such ratings of the ratings agencies may not always reflect current conditions and events, in addition to using recognized rating agencies and other sources, the sub-adviser performs its own analysis of the issuers whose non-investment grade securities a Portfolio holds.  Because of this, the Portfolio’s performance may depend more on the sub-adviser’s own credit analysis than in the case of mutual funds investing in higher-rated securities.  For a description of these ratings, see Appendix A to this Statement of Additional Information.

In selecting non-investment grade securities, the adviser or sub-adviser considers factors such as those relating to the creditworthiness of issuers, the ratings and performance of the securities, the protections afforded the securities and the diversity of the Portfolio.  The sub-adviser continuously monitors the issuers of non-investment grade securities held by the Portfolio for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Portfolio so that it can meet redemption requests.  If a security’s rating is

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reduced below the minimum credit rating that is permitted for a Portfolio, the Portfolio’s sub-adviser will consider whether the Portfolio should continue to hold the security.

In the event that a Portfolio investing in high yield securities experiences an unexpected level of net redemptions, the Portfolio could be forced to sell its holdings without regard to the investment merits, thereby decreasing the assets upon which the Portfolio’s rate of return is based.

The costs attributable to investing in the high yield markets are usually higher for several reasons, such as higher investment research costs and higher commission costs.

The Asset Allocation, Global Opportunities, Total Return, Intermediate Bond and Inflation Protected Bond Portfolios may invest in securities rated in the category “C” and above or determined by the sub-adviser to be of comparable quality.  Securities rated “C” are considered highly speculative and may be used to cover a situation where the issuer has filed a bankruptcy petition but debt service payments are continued. While such debt will likely have some quality and protective characteristics, those are outweighed by large uncertainties or major risk exposure to adverse conditions.

The High Yield Bond and Global Opportunities Portfolios may invest in securities of any rating and the High Yield Bond Portfolio may invest up to 10% of its assets (measured at the time of investment) in distressed securities that are in default or the issuers of which are in bankruptcy.  Investments in distressed securities are speculative and involve significant risk. Distressed securities frequently do not produce income while they are outstanding and may require the Portfolio to bear certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent the Portfolio seeks capital appreciation through investment in distressed securities, the Portfolio’s ability to achieve current income for its shareholders may be diminished. The Portfolio also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the distressed securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by the Portfolio, there can be no assurance that the securities or other assets received by the Portfolio in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made or no value. Moreover, any securities received by the Portfolio upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Portfolio’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed securities, the Portfolio may be restricted from disposing of such securities.  To the extent that a Portfolio becomes involved in such proceedings, the Portfolio may have a more active participation in the affairs of the issuer than that assumed generally by an investor.  The Portfolio, however, will not make investments for the purpose of exercising day-to-day management of any issuer’s affairs.

Mezzanine Investments.  Each of the Asset Allocation, Aurora, Global Resources, All-Cap Global Resources, Global Opportunities, Intermediate Bond, Inflation Protected Bond, Low Duration, Total Return and High Yield Bond Portfolios, consistent with its restrictions on investing in securities of a specific credit quality, may invest in certain high yield securities known as mezzanine investments, which are subordinated debt securities which are generally issued in private placements in connection with an equity security (e.g., with attached warrants).  Such mezzanine investments may be issued with or without registration rights.  Similar to other high yield securities, maturities of mezzanine investments are typically seven to ten years, but the expected average life is significantly shorter at three to five years.  Mezzanine investments are usually unsecured and subordinate to other obligations of the issuer.

Collateralized Bond Obligations.  The High Yield Bond Portfolio may invest in collateralized bond obligations (“CBOs”), which are structured products backed by a diversified pool of high yield public or private fixed income securities.  In addition, each Bond and Equity Portfolio may invest in CBOs to the extent that the securities underlying the CBO meet the credit quality requirements of the Portfolio.  The pool of securities is typically separated into tranches representing different degrees of credit quality.  The top tranche of CBOs, which represents the highest credit quality in the pool, has the greatest collateralization and pays the lowest interest rate.  Lower CBO tranches represent lower degrees of credit quality and pay higher interest rates to compensate for the

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attendant risks.  The bottom tranche specifically receives the residual interest payments (i.e., money that is left over after the higher tiers have been paid) rather than a fixed interest rate.  The return on the bottom tranche of CBOs is especially sensitive to the rate of defaults in the collateral pool.

When-Issued Purchases and Forward Commitments.  Each Portfolio (other than the Index Master Portfolio) may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment,” including “TBA” (to be announced) basis.  These transactions involve a commitment by a Portfolio to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), and permit a Portfolio to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates or market action.  When-issued and forward commitment transactions involve the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place.

When a Portfolio agrees to purchase securities on this basis, the adviser or sub-adviser will designate liquid assets on its books and records in an amount equal to the amount of the Portfolio’s commitments to the extent required by SEC guidelines.  It may be expected that the market value of a Portfolio’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

If deemed advisable as a matter of investment strategy, a Portfolio may dispose of or renegotiate a commitment after it has been entered into, and may sell securities it has committed to purchase before those securities are delivered to the Portfolio on the settlement date.  In these cases the Portfolio may realize a taxable capital gain or loss.

When a Portfolio engages in when-issued, TBA or forward commitment transactions, it relies on the other party to consummate the trade.  Failure of such party to do so may result in the Portfolio’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the market value of a Portfolio starting on the day the Portfolio agrees to purchase the securities.  The Portfolio does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Rights Offerings and Warrants to Purchase.  Each Equity and Bond Portfolio (except the Index Master Portfolio, which may only acquire warrants as a result of corporate actions involving its holdings of other equity securities) may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time.  Subscription rights normally have a short life span to expiration.  The purchase of rights or warrants involves the risk that a Portfolio could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights’ and warrants’ expiration.  Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.  Buying a warrant does not make the Portfolio a shareholder of the underlying stock. The warrant holder has no voting or dividend rights with respect to the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments.  A Portfolio will not invest more than 5% of its net assets, taken at market value, in warrants, or more than 2% of its net assets, taken at market value, in warrants not listed on the New York or American Stock Exchanges.  Warrants acquired by a Portfolio in units or attached to other securities are not subject to this restriction.

Non-U.S. Investments.  The Money Market Portfolio and the Non-Money Market Portfolios may invest in non-U.S. securities, including securities from issuers located in emerging market countries. Investing in non-U.S. securities involves risks not typically associated with investing in securities of companies organized and operated in the United States that can increase the chances that a Portfolio will lose money.

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In addition to equity securities, non-U.S. investments of the Portfolios may include:  (a) debt obligations issued or guaranteed by non-U.S. sovereign governments or their agencies, authorities, instrumentalities or political subdivisions, including a non-U.S. state, province or municipality; (b) debt obligations of supranational organizations; (c) debt obligations of non-U.S. banks and bank holding companies; (d) debt obligations of domestic banks and corporations issued in non-U.S. currencies; (e) debt obligations denominated in the Euro; and (f) non-U.S. corporate debt securities and commercial paper.  Such securities may include loan participations and assignments, convertible securities and zero-coupon securities.

Currency Risk and Exchange Risk.  Because non-U.S. securities generally are denominated and pay dividends or interest in non-U.S. currencies, the value of a Portfolio that invests in non-U.S. securities as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates.  Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Foreign Market Risk.  Portfolios that may invest in foreign securities offer the potential for more diversification than a Portfolio that invests only in the United States because securities traded on foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve risks not present in U.S. investments that can increase the chances that a Portfolio will lose money. In particular, a Portfolio is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Portfolio to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair a Portfolio’s ability to purchase or sell foreign securities or transfer the Portfolio’s assets or income back into the United States, or otherwise adversely affect a Portfolio’s operations. Other potential foreign market risks include exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social conditions, such as diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets, or imposition of (or change in) exchange control regulations.  Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.  In addition, changes in government administrations or economic or monetary policies in the U.S. or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect a Portfolio’s operations.

Publicly Available Information.  In general, less information is publicly available with respect to non-U.S. issuers than is available with respect to U.S. companies.  Most non-U.S. companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States.  While the volume of transactions effected on non-U.S. stock exchanges has increased in recent years, it remains appreciably below that of the New York Stock Exchange.  Accordingly, a Portfolio’s non-U.S. investments may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies.  In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

Settlement Risk.  Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments.

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Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates in markets that still rely on physical settlement. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for a Portfolio to carry out transactions. If a Portfolio cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Portfolio cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Portfolio could be liable to that party for any losses incurred. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes.

Governmental Supervision and Regulation/Accounting Standards.  Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than does the United States. Some countries may not have laws to protect investors comparable to the U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on nonpublic information about that company. In addition, the U.S. Government has from time to time in the past imposed restrictions, through penalties and otherwise, on foreign investments by U.S. investors such as the Portfolio.

Certain Risks of Holdings Fund Assets Outside the United States.  A Portfolio generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on a Portfolio’s ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it is often more expensive for a Portfolio to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Portfolio can earn on its investments and typically results in a higher operating expense ratio for the Portfolio as compared to investment companies that invest only in the United States

Foreign Economy Risk.  The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.

Sovereign Debt.The Portfolios that invest in non-U.S. securities may invest in sovereign debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt.

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Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt.

Investment in Emerging Markets. As discussed in the Prospectuses, certain Portfolios may invest in the securities of issuers domiciled in various countries with emerging capital markets. Specifically, a country with an emerging capital market is any country that the World Bank, the International Finance Corporation, the United Nations or its authorities has determined to have a low or middle income economy. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa.

Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (iv) national policies that may limit a Portfolio’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Political and economic structures in emerging market countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. In such a dynamic environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities for a Portfolio.  Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies.  There is no assurance that such expropriations will not reoccur. In such an event, it is possible that a Portfolio could lose the entire value of its investments in the affected market.  As a result the risks described above, including the risks of nationalization or expropriation of assets, may be heightened.  In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to a Portfolio of additional investments.  The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in Japan or most Western European countries.

Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and company shares may be held by a limited number of persons. This may adversely affect the timing and pricing of the Portfolio’s acquisition or disposal of securities.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because a Portfolio will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. A Portfolio would absorb any loss resulting from such registration problems and may have no successful claim for compensation.

Investments in non-dollar denominated securities including securities from issuers located in emerging market countries may be on either a currency hedged or unhedged basis, and the Portfolios may hold from time to time various non-U.S. currencies pending investment or conversion into U.S. dollars.  Some of these instruments

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may have the characteristics of futures contracts.  In addition, certain Portfolios may engage in non-U.S. currency exchange transactions to seek to protect against changes in the level of future exchange rates which would adversely affect the Portfolio’s performance.  These investments and transactions involving non-U.S. securities, currencies, options (including options that relate to non-U.S. currencies), futures, hedging and cross-hedging are described below and under “Interest Rate Transactions and Currency Swaps,” “Non-U.S. Currency Transactions” and “Options and Futures Contracts.”

Restrictions on Certain Investments. A number of publicly traded closed-end investment companies have been organized to facilitate indirect foreign investment in developing countries, and certain of such countries, such as Thailand, South Korea, Chile and Brazil, have specifically authorized such funds. There also are investment opportunities in certain of such countries in pooled vehicles that resemble open-end investment companies.  Shares of certain investment companies may at times be acquired only at market prices representing premiums to their net asset values. If a Portfolio acquires shares of other investment companies, shareholders would bear both their proportionate share of expenses of the Portfolio (including management and advisory fees) and, indirectly, the expenses of such other investment companies.

Risks of Investments in Russia. A Portfolio may invest a portion of its assets in securities issued by companies located in Russia. Because of the recent formation of the Russian securities markets as well as the underdeveloped state of Russia’s banking system, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares is defined according to entries in the company’s share register and normally evidenced by extracts from the register. These extracts are not negotiable instruments and are not effective evidence of securities ownership. The registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. Also, there is no central registration system for shareholders and it is possible for a Portfolio to lose its registration through fraud, negligence or mere oversight. While a Portfolio will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Portfolio of its ownership rights or improperly dilute its interest. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. While a Portfolio intends to invest directly in Russian companies that use an independent registrar, there can be no assurance that such investments will not result in a loss to the Portfolio.

Risks of Investing in Asia-Pacific Countries. In addition to the risks of foreign investing and the risks of investing in developing markets, the developing market Asia-Pacific countries in which a Portfolio may invest are subject to certain additional or specific risks. Certain Portfolios may make substantial investments in Asia-Pacific countries. In many of these markets, there is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of these markets also may be affected by developments with respect to more established markets in the region such as in Japan and Hong Kong. Brokers in developing market Asia-Pacific countries typically are fewer in number and less well capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment discussed below, result in potentially fewer investment opportunities for a Portfolio and may have an adverse impact on the investment performance of the Portfolio.

Many of the developing market Asia-Pacific countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. In addition, the governments of many of such countries, such as Indonesia, have a substantial role in regulating and supervising the economy.

Another risk common to most such countries is that the economy is heavily export oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructure and obsolete financial systems also presents risks in certain countries, as do environmental problems. Certain economies also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors.

The legal systems in certain developing market Asia-Pacific countries also may have an adverse impact on the Portfolios.  For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market Asia-Pacific countries. Similarly, the rights of investors in developing market Asia- Pacific companies may be more limited than those of shareholders of U.S. corporations. It may be difficult or impossible to obtain and/or enforce a judgment in a developing market Asia-Pacific country.

Governments of many developing market Asia-Pacific countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in developing market Asia-Pacific countries, which could affect private sector companies and a Portfolio itself, as well as the value of securities in the Portfolio’s portfolio.

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In addition, economic statistics of developing market Asia-Pacific countries may be less reliable than economic statistics of more developed nations.

In addition to the relative lack of publicly available information about developing market Asia-Pacific issuers and the possibility that such issuers may not be subject to the same accounting, auditing and financial reporting standards as U.S. companies, inflation accounting rules in some developing market Asia-Pacific countries require companies that keep accounting records in the local currency, for both tax and accounting purposes, to restate certain assets and liabilities on the company’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain developing market Asia-Pacific companies.

Satisfactory custodial services for investment securities may not be available in some developing Asia-Pacific countries, which may result in the Portfolio incurring additional costs and delays in providing transportation and custody services for such securities outside such countries.  Certain developing Asia-Pacific countries, such as the Philippines, India and Turkey, are especially large debtors to commercial banks and foreign governments. Portfolio management may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular developing Asia-Pacific country. A Portfolio may invest in countries in which foreign investors, including management of the Portfolio, have had no or limited prior experience.

A Portfolio’s investments in non-U.S. securities may also be adversely affected by changes in non-U.S. political or social conditions, diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets, or imposition of (or change in) exchange control regulations.  In addition, changes in government administrations or economic or monetary policies in the U.S. or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect a Portfolio’s operations.

In general, less information is publicly available with respect to non-U.S. issuers than is available with respect to U.S. companies.  Most non-U.S. companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States.  While the volume of transactions effected on non-U.S. stock exchanges has increased in recent years, it remains appreciably below that of the New York Stock Exchange.  Accordingly, a Portfolio’s non-U.S. investments may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies.  In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

Restrictions on Foreign Investments in Asia-Pacific Countries. Some developing Asia-Pacific countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a Portfolio.  As illustrations, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price and shareholder rights) than securities of the company available for purchase by nationals.  There can be no assurance that a Portfolio will be able to obtain required governmental approvals in a

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timely manner. In addition, changes to restrictions on foreign ownership of securities subsequent to a Portfolio’s purchase of such securities may have an adverse effect on the value of such shares. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests. The manner in which foreign investors may invest in companies in certain developing Asia-Pacific countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Portfolio.  For example, a Portfolio may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Portfolio. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which a Portfolio may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where a Portfolio places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Portfolio of the ability to make its desired investment at that time.

Substantial limitations may exist in certain countries with respect to a Portfolio’s ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Portfolio of any restrictions on investments. It is possible that certain countries may impose currency controls or other restrictions relating to their currencies or to securities of issuers in those countries. To the extent that such restrictions have the effect of making certain investments illiquid, securities may not be available for sale to meet redemptions. Depending on a variety of financial factors, the percentage of a Portfolio’s portfolio subject to currency controls may increase. In the event other countries impose similar controls, the portion of the Portfolio’s assets that may be used to meet redemptions may be further decreased. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of a Portfolio (for example, if funds may be withdrawn only in certain currencies and/or only at an exchange rate established by the government).

In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities available for investment. The 1940 Act restricts a Portfolio’s investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. These provisions may restrict a Portfolio’s investments in certain foreign banks and other financial institutions.

Political and economic structures in emerging market countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries.  Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies.  As a result the risks described above, including the risks of nationalization or expropriation of assets, may be heightened.  In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to a Portfolio of additional investments in emerging market countries.  The small size and inexperience of the securities

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markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in Japan or most Western European countries.  There may be little financial or accounting information available with respect to issuers located in certain emerging market countries, and it may be difficult to assess the value or prospects of an investment in such issuers.

The expense ratios of the Portfolios investing significantly in non-U.S. securities can be expected to be higher than those of Portfolios investing primarily in domestic securities.  The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of custody of non-U.S. securities, higher commissions paid on comparable transactions on non-U.S. markets and additional costs arising from delays in settlements of transactions involving non-U.S. securities.

Brady Bonds.  A Portfolio’s emerging market debt securities may include emerging market governmental debt obligations commonly referred to as Brady Bonds.  Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. For example, some Mexican and Venezuelan Brady Bonds include attached value recovery options, which increase interest payments if oil revenues rise.  Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts constitute the “residual risk”).

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have repayments at final maturity collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Brady Bonds involve various risk factors described above associated with investing in non-U.S. securities, including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds.  In light of the residual risk of Brady Bonds and, among other factors, the history of defaults, investments in Brady Bonds are considered speculative.  There can be no assurance that Brady Bonds in which the Portfolios may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolios to suffer a loss of interest or principal on any of its holdings.

ADRs, EDRs and GDRs.  Each Equity and Bond Portfolio (other than the Index Master Portfolio) may invest in both sponsored and unsponsored American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”), Global Depository Receipts (“GDRs”) and other similar global instruments.  ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a non-U.S. corporation.  EDRs, which are sometimes referred to as Continental Depository Receipts, are receipts issued in

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Europe, typically by non-U.S. banks and trust companies, that evidence ownership of either non-U.S. or domestic underlying securities.  GDRs are depository receipts structured like global debt issues to facilitate trading on an international basis.  Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities.  As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer.  Investments in ADRs, EDRs and GDRs present additional investment considerations as described under “Non-U.S. Investments.”

Derivatives.  The Portfolios may use instruments referred to as derivative securities (“derivatives”). Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives allow a Portfolio to increase or decrease the level of risk to which the Portfolio is exposed more quickly and efficiently than transactions in other types of instruments. The Portfolios may use derivatives for hedging purposes. Certain Portfolios may also use derivatives for speculative purposes to seek to enhance returns. The use of a derivative is speculative if the Portfolio is primarily seeking to achieve gains, rather than offset the risk of other positions. When a Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. No Portfolio may use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

Hedging. Hedging is a strategy in which a derivative is used to offset the risks associated with other Portfolio holdings. Losses on the other investment may be substantially reduced by gains on a derivative that reacts in an opposite manner to market movements. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Portfolio or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves correlation risk, i.e. the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by a Portfolio, in which case any losses on the holdings being hedged may not be reduced or may be increased. The inability to close options and futures positions also could have an adverse impact on a Portfolio’s ability to hedge effectively its portfolio. There is also a risk of loss by the Portfolio of margin deposits or collateral in the event of bankruptcy of a broker with whom the Portfolio has an open position in an option, a futures contract or a related option. There can be no assurance that a Portfolio’s hedging strategies will be effective. No Portfolio is required to engage in hedging transactions and each Portfolio may choose not to do so.

Options and Futures Contracts.  To the extent consistent with its investment objective, each Equity and Bond Portfolio (other than the Index Master Portfolio) may write (i.e., sell) covered call options, buy call options, write secured put options and buy put options for the purpose of hedging or earning additional income, which may be deemed speculative or cross-hedging.  Each of the Low Duration Bond, Total Return, Managed Income, International Bond, High Yield Bond, Enhanced Income, Intermediate Bond, Intermediate Government Bond, Intermediate Bond II, Inflation Protected Bond, Long Duration Bond, Health Sciences Opportunities, Global Resources, All-Cap Global Resources, Global Opportunities, Global Science & Technology Opportunities, Asset Allocation and International Opportunities Portfolios and Total Return Portfolio II may also purchase exchange-listed and over-the-counter put and call options on non-U.S. currencies, and the Health Sciences Opportunities, Global Resources, All-Cap Global Resources, Global Opportunities, Long Duration Bond, Total Return and International Bond Portfolios may write covered call options on up to 100% of the currencies in its portfolio.  For the payment of a premium, the purchaser of an option obtains the right to buy (in the case of a call option) or to sell (in the case of a put option) the item which is the subject of the option at a stated exercise price for a specific period of time.  These options may relate to particular securities, securities indices, or the yield differential between two securities, or, in the case of the Low Duration Bond, Total Return, Managed Income, International Bond, High Yield Bond, Long Duration Bond, Enhanced Income, Intermediate Bond, Intermediate Government Bond, Intermediate Bond II, Inflation Protected Bond, Health Sciences Opportunities, Global Resources, All-Cap Global Resources, Global Opportunities, Global Science & Technology Opportunities, Asset Allocation and International Opportunities Portfolios and Total Return Portfolio II, non-U.S. currencies, and may or may not be listed on a securities exchange and may or may not be issued by the Options Clearing Corporation.  There is no limit on the amount of a Portfolio’s assets that can be put at risk through the use of options.  In addition, unlisted options are not subject to the protections afforded purchasers of listed options issued by the Options Clearing Corporation, which performs the obligations of its members if they default.

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Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in the underlying securities themselves.  A Portfolio will write call options only if they are “covered.”  In the case of a call option on a security, the option is “covered” if a Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are designated on the adviser’s or sub-adviser’s books and records in an amount equal to the amount of the Portfolio’s commitments to the extent required by SEC guidelines) upon conversion or exchange of other securities held by it.  For a call option on an index, the option is covered if a Portfolio maintains with its custodian liquid assets equal to the contract value.  A call option is also covered if a Portfolio holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Portfolio in liquid assets designated on the adviser’s or sub-adviser’s books and records to the extent required by SEC guidelines.

When a Portfolio purchases an option, the premium paid by it is recorded as an asset of the Portfolio.  When a Portfolio writes a put option, in return for receipt of the premium, it assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it.  When a Portfolio writes an option, an amount equal to the net premium (the premium less the commission) received by the Portfolio is included in the liability section of the Portfolio’s statement of assets and liabilities as a deferred credit.  The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written.  The current value of the traded option is the last sale price or, in the absence of a sale, the mean between the last bid and asked prices.  If an option purchased by a Portfolio expires unexercised the Portfolio realizes a loss equal to the premium paid.  If the Portfolio enters into a closing sale transaction on an option purchased by it, the Portfolio will realize a gain if the premium received by the Portfolio on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less.  If an option written by a Portfolio expires on the stipulated expiration date or if the Portfolio enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated.  If an option written by a Portfolio is exercised, the proceeds of the sale will be increased by the net premium originally received and the Portfolio will realize a gain or loss.

There are several risks associated with transactions in options on securities and indexes.  For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives.  In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange (“Exchange”) may be absent for reasons which include the following:  there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

To the extent consistent with its investment objective, each Equity and Bond Portfolio may also invest in futures contracts and options on futures contracts (interest rate futures contracts, index futures contracts, or non-U.S. exchange futures contracts as applicable). These instruments are described in Appendix B to this Statement of Additional Information. There is no limit on the amount of a Portfolio’s assets that can be put at risk through the use of futures contracts and the value of a Portfolio’s futures contracts and options on futures contracts may equal or exceed 100% of its total assets.

To maintain greater flexibility, each of the Equity and Bond Portfolios may invest in instruments which have characteristics similar to futures contracts.  These instruments may take a variety of forms, such as debt securities with interest or principal payments determined by reference to the value of a security, an index of securities or

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commodity at a future point in time.  The risks of such investments could reflect the risks of investing in futures and securities, including volatility and illiquidity.

Futures contracts obligate a Portfolio, at maturity, to take or make delivery of securities, the cash value of a securities index or a stated quantity of a non-U.S. currency.  A Portfolio may sell a futures contract in order to offset an expected decrease in the value of its portfolio positions that might otherwise result from a market decline or currency exchange fluctuation.  A Portfolio may do so either to hedge the value of its securities portfolio as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold.  In addition, a Portfolio may utilize futures contracts in anticipation of changes in the composition of its holdings or in currency exchange rates.

A Portfolio may purchase and sell put and call options on futures contracts traded on an exchange or board of trade.  When a Portfolio purchases an option on a futures contract, it has the right to assume a position as a purchaser or a seller of a futures contract at a specified exercise price during the option period.  When a Portfolio sells an option on a futures contract, it becomes obligated to sell or buy a futures contract if the option is exercised.  In connection with a Portfolio’s position in a futures contract or related option, the adviser or sub-adviser will designate liquid assets on its books and records in an amount equal to the amount of the Portfolio’s commitments or will otherwise cover its position in accordance with applicable SEC requirements.

The primary risks associated with the use of futures contracts and options are (a) the imperfect correlation between the change in market value of the instruments held by a Portfolio and the price of the futures contract or option; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the adviser’s or sub-adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

The Fund and the Portfolios have claimed exclusions from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, are not subject to registration or regulation as commodity pool operators under the Act.

Options on GNMA Certificates.A Bond Portfolio may invest in options on GNMA Certificates.  The following information relates to the unique characteristics of options on GNMA Certificates. Since the remaining principal balance of GNMA Certificates declines each month as a result of mortgage payments, a Bond Portfolio, as a writer of a GNMA call holding GNMA Certificates as “cover” to satisfy its delivery obligation in the event of exercise, may find that the GNMA Certificates it holds no longer have a sufficient remaining principal balance for this purpose. Should this occur, a Bond Portfolio will purchase additional GNMA Certificates from the same pool (if obtainable) or other GNMA Certificates in the cash market in order to maintain its “cover.”

A GNMA Certificate held by a Bond Portfolio to cover an option position in any but the nearest expiration month may cease to represent cover for the option in the event of a decline in the GNMA coupon rate at which new pools are originated under the FHA/VA loan ceiling in effect at any given time. If this should occur, a Bond Portfolio will no longer be covered, and the Bond Portfolio will either enter into a closing purchase transaction or replace such Certificate with a certificate that represents cover. When a Bond Portfolio closes its position or replaces such Certificate, it may realize an unanticipated loss and incur transaction costs.

Interest Rate Transactions, Currency Swaps and Swaptions.  In addition to the Equity Portfolios, the Bond Portfolios may enter into interest rate swaps, may purchase or sell interest rate caps and floors and may enter into options on swap agreements (“swaptions”).  The Portfolios may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their holdings, as a duration management technique or to protect against an increase in the price of securities a Portfolio anticipates purchasing at a later date.  They may also be used for speculation to increase returns.

In order to protect against currency fluctuations, the Portfolios that invest in non-U.S. securities may enter into currency swaps.  Currency swaps involve the exchange of the rights of the Portfolios and another party to make or receive payments in specified currencies.

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The Bond and Asset Allocation and Global Opportunities Portfolios may enter into interest rate swaps, caps, floors and swaptions on either an asset-based or liability-based basis, depending on whether a Portfolio is hedging its assets or its liabilities. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; and interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”.

A Portfolio will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments.  In contrast, currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency.

A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Portfolios may write (sell) and purchase put and call swaptions.

Whether the Portfolios’ use of swap agreements or swaptions will be successful in furthering their investment objectives will depend on the adviser’s or sub-adviser’s ability to predict correctly whether certain types of investments are likely to product greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Portfolio will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. If there is a default by the other party to such a transaction, a Portfolio will have contractual remedies pursuant to the agreements related to the transaction.  The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation.  As a result, the swap market has become relatively liquid.  Caps and floors are less liquid than swaps.

The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Portfolio’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

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Depending on the terms of the particular option agreement, a Portfolio will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Portfolio purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Portfolio writes a swaption, upon exercise of the option the Portfolio will become obligated according to the terms of the underlying agreement.

A Portfolio will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each interest rate or currency swap or swaption on a daily basis and its adviser or sub-adviser will designate liquid assets on its books and records in an amount having an aggregate net asset value at least equal to the accrued excess to the extent required by SEC guidelines.  If the other party to an interest rate swap defaults, a Portfolio’s risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive.  Because currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

Credit Default Swaps.  To the extent consistent with their investment strategies, the Bond and Asset Allocation and Global Opportunities Portfolios may, for hedging or leveraging purposes, make use of credit default swaps, which are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of a referenced debt obligation in the event of a default by the issuer of the debt obligation.  The use of credit default swaps may be limited by the Portfolios’ limitations on illiquid investments. When used for hedging purposes, the Portfolio would be the buyer of a credit default swap contract. In that case, the Portfolio would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or non-U.S. issuer, on the debt obligation. In return, the Portfolio would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would have spent the stream of payments and received no benefit from the contract. Credit default swaps involve the risk that the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk - that the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default.

When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Credit Linked Securities. Among the income producing securities in which a Portfolio may invest are credit linked securities, which are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, a Portfolio may invest in credit linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.

Like an investment in a bond, investments in these credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the

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referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Portfolio would receive. A Portfolio’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is also expected that the securities will be exempt from registration under the Securities Act of 1933. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Total Return Swap Agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may add leverage to the Portfolio’s portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to the Portfolio thereunder. Swap agreements also bear the risk that the Portfolio will not be able to meet its obligation to the counterparty. Generally, a Portfolio will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Portfolio’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by the Portfolio. If the total return swap transaction is entered into on other than a net basis, the full amount of the Portfolio’s obligations will be accrued on a daily basis, and the full amount of the Portfolio’s obligations will be segregated by the Portfolio in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost the Portfolio initially to make an equivalent direct investment, plus or minus any amount the Portfolio is obligated to pay or is to receive under the total return swap agreement.

Hybrid Instruments. Certain Portfolios seek to gain exposure to the commodities markets primarily through investments in hybrid instruments. Hybrid instruments are either equity or debt derivative securities with one or more commodity-dependent components that have payment features similar to a commodity futures contract, a commodity option contract, or a combination of both. Therefore, these instruments are “commodity-linked.” They are considered “hybrid” instruments because they have both commodity-like and security-like characteristics. Hybrid instruments are derivative instruments because at least part of their value is derived from the value of an underlying commodity, futures contract, index or other readily measurable economic variable.

The prices of commodity-linked derivative instruments may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked instruments have been parallel to those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets.  Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits. Under favorable economic conditions, the Portfolio’s investments may be expected to under-perform an investment in traditional securities. Over the long term, the returns on the Portfolio’s investments are expected to exhibit low or negative correlation with stocks and bonds.

Qualifying Hybrid Instruments. Certain Portfolios may invest in hybrid instruments that qualify for exclusion from regulation under the Commodity Exchange Act and the regulations adopted thereunder. A hybrid instrument that qualifies for this exclusion from regulation must be “predominantly a security.” A hybrid instrument is considered to be predominantly a security if (a) the issuer of the hybrid instrument receives payment in full of the purchase price of the hybrid instrument, substantially contemporaneously with delivery of the hybrid instrument; (b)

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the purchaser or holder of the hybrid instrument is not required to make any payment to the issuer in addition to the purchase price paid under subparagraph (a), whether as margin, settlement payment, or otherwise, during the life of the hybrid instrument or at maturity; (c) the issuer of the hybrid instrument is not subject by the terms of the instrument to mark-to-market margining requirements; and (d) the hybrid instrument is not marketed as a contract of sale of a commodity for future delivery (or option on such a contract) subject to applicable provisions of the Commodity Exchange Act. Hybrid instruments may be principal protected, partially protected, or offer no principal protection. A principal protected hybrid instrument means that the issuer will pay, at a minimum, the par value of the note at maturity. Therefore, if the commodity value to which the hybrid instrument is linked declines over the life of the note, the Portfolio will receive at maturity the face or stated value of the note. With a principal protected hybrid instrument, the Portfolio will receive at maturity the greater of the par value of the note or the increase in its value based on the underlying commodity or index. This protection is, in effect, an option whose value is subject to the volatility and price level of the underlying commodity. The adviser’s decision whether to use principal protection depends in part on the cost of the protection. In addition, the protection feature depends upon the ability of the issuer to meet its obligation to buy back the security, and, therefore, depends on the creditworthiness of the issuer. With full principal protection, the Portfolio will receive at maturity of the hybrid instrument either the stated par value of the hybrid instrument, or potentially, an amount greater than the stated par value if the underlying commodity, index, futures contract or economic variable to which the hybrid instrument is linked has increased in value. Partially protected hybrid instruments may suffer some loss of principal if the underlying commodity, index, futures contract or economic variable to which the hybrid instrument is linked declines in value during the term of the hybrid instrument. However, partially protected hybrid instruments have a specified limit as to the amount of principal that they may lose.

Hybrid Instruments Without Principal Protection. Certain Portfolios may invest in hybrid instruments that offer no principal protection. At maturity, there is a risk that the underlying commodity price, futures contract, index or other economic variable may have declined sufficiently in value such that some or all of the face value of the hybrid instrument might not be returned. The adviser, at its discretion, may invest in a partially protected principal structured note or a note without principal protection. In deciding to purchase a note without principal protection, the adviser may consider, among other things, the expected performance of the underlying commodity futures contract, index or other economic variable over the term of the note, the cost of the note, and any other economic factors that the adviser believes are relevant.

Limitations on Leverage. Some of the hybrid instruments in which a Portfolio may invest may involve leverage. To avoid being subject to undue leverage risk, a Portfolio will seek to limit the amount of economic leverage it has under any one hybrid instrument that it buys and the leverage of the Portfolio’s overall portfolio. A Portfolio will not invest in a hybrid instrument if, at the time of purchase: (i) that instrument’s “leverage ratio” exceeds 300% of the price increase in the underlying commodity, futures contract, index or other economic variable or (ii) the Portfolio’s “portfolio leverage ratio” exceeds 150%, measured at the time of purchase. “Leverage ratio” is the expected increase in the value of a hybrid instrument, assuming a one percent price increase in the underlying commodity, futures contract, index or other economic factor. In other words, for a hybrid instrument with a leverage factor of 150%, a 1% gain in the underlying economic variable would be expected to result in a 1.5% gain in value for the hybrid instrument. Conversely, a hybrid instrument with a leverage factor of 150% would suffer a 1.5% loss if the underlying economic variable lost 1% of its value. “Portfolio leverage ratio” is defined as the average (mean) leverage ratio of all instruments in a Portfolio’s portfolio, weighted by the market values of such instruments or, in the case of futures contracts, their notional values. To the extent that the policy on a Portfolio’s use of leverage stated above conflicts with the 1940 Act or the rules and regulations thereunder, the Portfolio will comply with the applicable provisions of the 1940 Act. A Portfolio may at times or from time to time decide not to use leverage in its investments or use less leverage than may otherwise be allowable.

Counterparty Risk. A significant risk of hybrid instruments is counterparty risk. Unlike exchange-traded futures and options, which are standard contracts, hybrid instruments are customized securities, tailor-made by a specific issuer. With a listed futures or options contract, an investor’s counterparty is the exchange clearinghouse. Exchange clearinghouses are capitalized by the exchange members and typically have high investment grade ratings (e.g., ratings of AAA or AA by Standard & Poor’s). Therefore, the risk is small that an exchange clearinghouse might be unable to meet its obligations at maturity. However, with a hybrid instrument, a Portfolio will take on the counterparty credit risk of the issuer. That is, at maturity of the hybrid instrument, there is a risk that the issuer may be unable to perform its obligations under the structured note.

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Non-U.S. Currency Transactions.  Each of the Health Sciences Opportunities, Global Resources, All-Cap Global Resources, Global Opportunities, Global Science & Technology Opportunities, Asset Allocation, International Opportunities, Low Duration Bond, Total Return, Managed Income, International Bond, High Yield Bond, Long Duration Bond, Enhanced Income, Intermediate Bond, Intermediate Government Bond, Intermediate Bond II and Inflation Protected Bond Portfolios and Total Return Portfolio II may engage in non-U.S. currency exchange transactions to protect against uncertainty in the level of future exchange rates.  Those Portfolios may engage in non-U.S. currency exchange transactions in connection with the purchase and sale of portfolio securities (transaction hedging) and to protect the value of specific portfolio positions (position hedging).  The Portfolios may purchase or sell a non-U.S. currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that non-U.S. currency, and may also enter into contracts to purchase or sell non-U.S. currencies at a future date (“forward contracts”).

Forward non-U.S. currency exchange contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract.  Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow a Portfolio to establish a rate of exchange for a future point in time.  A Portfolio may use forward non-U.S. currency exchange contracts to hedge against movements in the value of non-U.S. currencies relative to the U.S. dollar in connection with specific portfolio transactions or with respect to portfolio positions.  A Portfolio generally may enter into forward non-U.S. currency exchange contracts when deemed advisable by its adviser or sub-adviser under two circumstances.  First, when entering into a contract for the purchase or sale of a security, a Portfolio may enter into a forward non-U.S. currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the non-U.S. currency relative to the U.S. dollar or other non-U.S. currency.

Second, when a Portfolio’s adviser or sub-adviser anticipates that a particular non-U.S. currency may decline relative to the U.S. dollar or other leading currencies, in order to reduce risk, the Portfolio may enter into a forward contract to sell, for a fixed amount, the amount of non-U.S. currency approximating the value of some or all of the Portfolio’s securities denominated in such non-U.S. currency.  With respect to any forward non-U.S. currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures.  In addition, while forward contracts may offer protection from losses resulting from declines in the value of a particular non-U.S. currency, they also limit potential gains which might result from increases in the value of such currency.  A Portfolio will also incur costs in connection with forward non-U.S. currency exchange contracts and conversions of non-U.S. currencies and U.S. dollars.

A Portfolio may also engage in proxy hedging transactions to reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities.  Proxy hedging is often used when the currency to which the Portfolio is exposed is difficult to hedge or to hedge against the dollar.  Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Portfolio’s securities are, or are expected to be, denominated, and to buy U.S. dollars.  Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments.  Currency transactions can result in losses to the Portfolio if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated.  In addition, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Portfolio is engaging in proxy hedging.  A Portfolio may also cross-hedge currencies by entering into forward contracts to sell one or more currencies that are expected to decline in value relative to other currencies to which the Portfolio has or in which the Portfolio expects to have portfolio exposure.  For example, a Portfolio may hold both Canadian government bonds and Japanese government bonds, and the adviser or sub-adviser may believe that Canadian dollars will deteriorate against Japanese yen.  The Portfolio would sell Canadian dollars to reduce its exposure to that currency and buy Japanese yen.  This strategy would be a hedge against a decline in the value of Canadian dollars, although it would expose the Portfolio to declines in the value of the Japanese yen relative to the U.S. dollar.

In general, currency transactions are subject to risks different from those of other portfolio transactions, and can result in greater losses to a Portfolio than would otherwise be incurred, even when the currency transactions are used for hedging purposes.  Hedging transactions involving currency instruments involve substantial risks, including

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correlation risk. While a Portfolio’s use of currency instruments to effect hedging strategies is intended to reduce the volatility of the net asset value of the Portfolio’s shares, the net asset value of the Portfolio’s shares will fluctuate. Moreover, although currency instruments will be used with the intention of hedging against adverse currency movements, transactions in currency instruments involve the risk that anticipated currency movements will not be accurately predicted and that the Portfolio’s hedging strategies will be ineffective. To the extent that a Portfolio hedges against anticipated currency movements that do not occur, the Portfolio may realize losses and decrease its total return as the result of its hedging transactions. Furthermore, a Portfolio will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur.

Liquid assets equal to the amount of the Portfolio’s assets that could be required to consummate forward contracts will be segregated on the books and records of the adviser or sub-adviser to the extent required by SEC guidelines.  For the purpose of determining the adequacy of the securities so segregated, the securities will be valued at market or fair value.  If the market or fair value of such securities declines, additional cash or securities will be added.

Stand-by Commitments.  Stand-by commitment agreements commit a Portfolio, for a stated period of time, to purchase a stated amount of securities that may be issued and sold to that Portfolio at the option of the issuer. The price of the security is fixed at the time of the commitment. At the time of entering into the agreement, the Portfolio is paid a commitment fee, regardless of whether or not the security is ultimately issued. A Portfolio will enter into such agreements for the purpose of investing in the security underlying the commitment at a price that is considered advantageous to the Portfolio. A Portfolio will limit its investment in such commitments so that the aggregate purchase price of securities subject to such commitments, together with the value of the Portfolio’s other illiquid investments, will not exceed 15% of its net assets taken at the time of the commitment. A Portfolio segregates liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment.

There can be no assurance that the securities subject to a stand-by commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Portfolio may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.  The purchase of a security subject to a stand-by commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security thereafter will be reflected in the calculation of a Portfolio’s net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the stand-by commitment.

Under a stand-by commitment for a Municipal Obligation, a dealer agrees to purchase at the Portfolio’s option a specified Municipal Obligation at a specified price.  Stand-by commitments for Municipal Obligations may be exercisable by a Portfolio at any time before the maturity of the underlying Municipal Obligations and may be sold, transferred or assigned only with the instruments involved.  It is expected that such stand-by commitments will generally be available without the payment of any direct or indirect consideration.  However, if necessary or advisable, a Portfolio may pay for such a stand-by commitment either separately in cash or by paying a higher price for Municipal Obligations which are acquired subject to the commitment for Municipal Obligations (thus reducing the yield to maturity otherwise available for the same securities).  The total amount paid in either manner for outstanding stand-by commitments for Municipal Obligations held by a Portfolio will not exceed ½ of 1% of the value of such Portfolio’s total assets calculated immediately after each stand-by commitment is acquired.

Stand-by commitments will only be entered into with dealers, banks and broker-dealers which, in an adviser’s or sub-adviser’s opinion, present minimal credit risks.  A Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and not to exercise its rights thereunder for trading purposes.  Stand-by commitments will be valued at zero in determining net asset value.  Accordingly, where a Portfolio pays directly or indirectly for a stand-by commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by such Portfolio and will be reflected as a realized gain or loss when the commitment is exercised or expires.

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Each Municipal Bond and Municipal Money Market Portfolio and the Total Return, Intermediate Bond and Inflation Protected Bond Portfolios may acquire stand-by commitments with respect to Municipal Obligations held by it.  The acquisition of a stand-by commitment may increase the cost, and thereby reduce the yield, of the Municipal Obligations to which the commitment relates.

Tax-Exempt Derivatives.  The Municipal Money Market Portfolios and the Municipal Bond Portfolios (collectively, the “Money and Non-Money Market Municipal Portfolios”) and the Asset Allocation, Global Opportunities, Total Return, Intermediate Bond, Long Duration Bond and Inflation Protected Bond Portfolios may hold tax-exempt derivatives which may be in the form of tender option bonds, participations, beneficial interests in a trust, partnership interests or other forms. It is intended that any such tax-exempt derivatives held by the New Jersey Municipal Money Market Portfolio shall comply with the requirements of N.J.S.A. 54A:6-14.1. A number of different structures have been used.  For example, interests in long-term fixed-rate municipal debt obligations, held by a bank as trustee or custodian, are coupled with tender option, demand and other features when the tax-exempt derivatives are created.  Together, these features entitle the holder of the interest to tender (or put) the underlying municipal debt obligation to a third party at periodic intervals and to receive the principal amount thereof.  In some cases, municipal debt obligations are represented by custodial receipts evidencing rights to receive specific future interest payments, principal payments, or both, on the underlying securities held by the custodian.  Under such arrangements, the holder of the custodial receipt has the option to tender the underlying securities at their face value to the sponsor (usually a bank or broker dealer or other financial institution), which is paid periodic fees equal to the difference between the securities’ fixed coupon rate and the rate that would cause the securities, coupled with the tender option, to trade at par on the date of a rate adjustment.  A participation interest gives the Fund an undivided interest in a Municipal Obligation in the proportion the Fund’s participation bears to the total principal amount of the Municipal Obligation, and typically provides for a repurchase feature for all or any part of the full principal amount of the participation interest, plus accrued interest. Trusts and partnerships are typically used to convert long-term fixed rate high quality bonds of a single state or municipal issuer into variable or floating rate demand instruments.  The Money and Non-Money Market Municipal Portfolios and the Intermediate Bond and Inflation Protected Bond Portfolios may hold tax-exempt derivatives, such as participation interests and custodial receipts, for municipal debt obligations which give the holder the right to receive payment of principal subject to the conditions described above. It is intended that any such tax-exempt derivatives held by the New Jersey Municipal Money Market Portfolio shall comply with the requirements of N.J.S.A. 54A:6-14.1. The Internal Revenue Service has not ruled on whether the interest received on tax-exempt derivatives in the form of participation interests or custodial receipts is tax-exempt, and accordingly, purchases of any such interests or receipts are based on the opinions of counsel to the sponsors of such derivative securities.  Neither the Fund nor its investment adviser or sub-advisers will review the proceedings related to the creation of any tax-exempt derivatives or the basis for such opinions.

Tax-Exempt Preferred Shares.  The Municipal Bond Portfolios and the Asset Allocation, Global Opportunities, Total Return, Intermediate Bond, Long Duration Bond and Inflation Protected Bond Portfolios may invest in preferred interests of other investment funds that pay dividends that are exempt from regular federal income tax. Such funds in turn invest in municipal bonds and other assets that pay interest or make distributions that are exempt from regular federal income tax, such as revenue bonds issued by state or local agencies to fund the development of low-income, multi-family housing. Investment in such tax-exempt preferred shares involves many of the same issues as investing in other open- or closed-end investment companies as discussed below. These investments also have additional risks, including liquidity risk, the absence of regulation governing investment practices, capital structure and leverage, affiliated transactions and other matters, and concentration of investments in particular issuers or industries.  The Municipal Bond Portfolios will treat investments in tax-exempt preferred shares as investments in municipal bonds.

Securities Lending.  A Portfolio may seek additional income by lending securities on a short-term basis.  Voting rights may pass with the lending of securities.  The trustees of the Fund will call loans of securities to vote proxies or otherwise obtain rights to vote or consent if a material event affecting the investment occurs.  The securities lending agreements will require that the loans be secured by collateral in cash, U.S. Government securities or (except for the Index Master Portfolio) irrevocable bank letters of credit maintained on a current basis equal in value to at least the market value of the loaned securities.  A Portfolio may not make such loans in excess of 33 1/3% of the value of its total assets.  Securities loans involve risks of delay in receiving additional collateral or in recovering the loaned securities, or possibly loss of rights in the collateral if the borrower of the securities becomes insolvent.  The Portfolio is obligated to return the collateral to the borrower at the termination of the loan.  A

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Portfolio could suffer a loss in the event the Portfolio must return the cash collateral and there are losses on investments made with the cash collateral. In the event the borrower defaults on any of its obligations with respect to a securities loan, a Portfolio could suffer a loss where there are losses on investments made with the cash collateral or, where the value of the securities collateral falls below the market value of the borrowed securities. A Portfolio could also experience delays and costs in gaining access to the collateral. Each Portfolio may pay reasonable finder’s, lending agent, administrative and custodial fees in connection with its loans.

A Portfolio would continue to accrue interest on loaned securities and would also earn income on investment collateral for such loans.  Any cash collateral received by a Portfolio in connection with such loans may be invested in a broad range of high quality, U.S. dollar-denominated money market instruments that meet Rule 2a-7 restrictions for money market funds.  Specifically, cash collateral may be invested in any of the following instruments: (a) securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities and related custodial receipts; (b) “first tier” quality commercial paper and other obligations issued or guaranteed by U.S. and non-U.S. corporations and other issuers rated (at the time of purchase) in the highest rating category by at least two NRSRO’s, or one if only rated by one NRSRO; (c) U.S. dollar-denominated obligations issued or supported by the credit of U.S. or non-U.S. banks or savings institutions with total assets in excess of $1 billion (including obligations of non-U.S. branches of such banks) (i.e., CD’s, BA’s and time deposits); (d) repurchase agreements relating to the above instruments, as well as corporate debt; and (e) unaffiliated and, to the extent permitted by SEC guidelines, affiliated money market funds.  Any such investments must be rated “first tier” and must have a maturity of 397 days or less from the date of purchase.

PFPC Trust Company, an affiliate of BlackRock, currently acts as a lending agent for the Portfolios and is paid a fee for the provision of these services. The lending agent has hired BlackRock Capital Management, Inc. (“BCM”), a wholly-owned subsidiary of BlackRock, Inc., and pays BCM to provide advisory services with respect to the collateral of all of the clients of its securities lending program. The lending agent may invest such collateral in short-term investments, including the Institutional Money Market Trust (“IMMT”), a portfolio of money market securities, or high-quality, short-term instruments with a maturity date not to exceed 397 days.  BCM serves as investment adviser to IMMT, but receives no fees from IMMT for these services. Administrative and accounting services are provided by PFPC Inc., an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc. PFPC, Inc. is paid a fee from IMMT at an annual rate not to exceed 0.10% of IMMT’s average daily net assets.

In addition, BlackRock Investment Management, LLC (“BIML”), an affiliate of BlackRock, may in the future act as a lending agent for the Portfolios and will be paid a fee for the provision of these services, including advisory services with respect to the collateral of the Fund’s securities lending program. BIML may invest such collateral in short-term investments, including in one or more investment companies or unregistered investment vehicles managed by BlackRock, BIML or their affiliates that invest, subject to applicable law, in money market securities or high-quality, short-term instruments.

The Portfolios may lend securities to broker-dealers who are affiliates of Merrill Lynch, subject to the terms of an exemptive order from the Securities and Exchange Commission.

While the Index Master Portfolio may earn additional income from lending securities, such activity is incidental to the investment objective of the Index Master Portfolio. The Index Master Portfolio may lend securities to qualified brokers, dealers, banks and other financial institutions for the purpose of earning additional income.  While the Index Master Portfolio may earn additional income from lending securities, such activity is incidental to the investment objective of the Series.  The value of securities loaned may not exceed 33 1/3% of the value of the Index Master Portfolio’s total assets, which includes the value of collateral received.  To the extent the Index Master Portfolio loans a portion of its securities, the Index Master Portfolio will receive collateral consisting generally of cash or U.S. government securities, which will be maintained, by marking to market daily, in an amount equal to at least (i) 100% of the current market value of the loaned securities with respect to U.S. government securities or its agencies, (ii) 102% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, and (iii) 105% of the current market value of the loaned securities with respect to foreign securities.  Subject to its stated investment policies, the Index Master Portfolio may invest the collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and registered and unregistered money market funds.  For purposes of this paragraph, agencies include both agency debentures and agency mortgage backed securities.  In addition, the Index Master Portfolio will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities.  However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates.  See Part B for a further discussion of the tax consequences related to securities lending.  The Index Master Portfolio will be entitled to recall a loaned security in time to vote proxies or otherwise obtain rights to vote securities if the Index Master Portfolio knows a material event will occur. In the event of the bankruptcy of the borrower, the Index Master Portfolio could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

Yields and Ratings.  The yields on certain obligations are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue.  The ratings of Moody’s, Fitch and S&P represent their respective opinions as to the quality of the obligations they undertake to rate.  Ratings, however, are general and are not absolute standards of quality.  Consequently, obligations with the same rating, maturity and

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interest rate may have different market prices.  Subsequent to its purchase by a Portfolio, a rated security may cease to be rated.  A Portfolio’s adviser or sub-adviser will consider such an event in determining whether the Portfolio should continue to hold the security.  Subject to its other investment strategies, there is no limit on the amount of unrated securities a Portfolio may hold, although under normal market conditions the adviser and sub-adviser do not expect to hold these securities to a material extent.

Investments in Other Investment Companies.  In connection with the management of their daily cash positions and subject to applicable law, the Equity Portfolios (other than the Index Master Portfolio) and Bond Portfolios may invest in securities issued by other investment companies (including investment companies managed by BlackRock and its affiliates) which invest in short-term debt securities and which seek to maintain a $1.00 net asset value per share.  Such Portfolios may also, subject to applicable law, invest in securities issued by other investment companies with similar investment objectives, including investing in Exchange Traded Funds (“ETFs”), which are typically open-end funds or unit investment trusts listed on a stock exchange.  Portfolios may purchase shares of investment companies (including investment companies managed by BlackRock and its affiliates) investing primarily in non-U.S. securities, including so-called “country funds.”  Country funds have portfolios consisting exclusively of securities of issuers located in one foreign country.  The Index Master Portfolio may also invest in Standard & Poor’s Depository Receipts and shares of other investment companies that are structured to seek a similar correlation to the performance of the S&P 500® Index.  Securities of other investment companies will be acquired within limits prescribed by the 1940 Act.  As with other investments, investments in other investment companies are subject to market and selection risk. As a shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees (which, in the case of investment companies managed by BlackRock and its affiliates, would be paid to BlackRock and its affiliates).  These expenses would be in addition to the advisory fees and other expenses the Portfolio bears directly in connection with its own operations.  Investments by a Portfolio in wholly owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies.

The Money Market Portfolios may invest in securities issued by other investment companies (including investment companies managed by BlackRock and its affiliates) which invest in short-term, high quality debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method of valuation.  Securities of other investment companies will be acquired by a Portfolio within the limits prescribed by the 1940 Act.  As a shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees (which, in the case of investment companies managed by BlackRock and its affiliates, would be paid to BlackRock and its affiliates).  These expenses would be in addition to the advisory fees and other expenses the Portfolio bears directly in connection with its own operations.

Stripped and Zero Coupon Obligations.  To the extent consistent with their investment objectives, the Bond and Equity Portfolios may purchase Treasury receipts and other “stripped” securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations.  These participations, which may be issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions, are issued at a discount to their “face value,” and may include stripped mortgage-backed securities (“SMBS”).  Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors, and they are often illiquid.  The International Bond Portfolio also may purchase “stripped” securities that evidence ownership in the future interest payments or principal payments on obligations of non-U.S. governments.

SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations.  A common type of SMBS will have one class receiving all of the interest (“IO” or interest-only), while the other class receives all of the principal (“PO” or principal-only).  However, in some cases, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal.  If the underlying obligations experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by an NRSRO.  The market value of SMBS can be extremely volatile in response to changes in interest rates.  The yields on a class of SMBS

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that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-related obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped.

Each Bond and Equity Portfolio may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments.  Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.  Additionally, current federal tax law requires the holder of certain zero-coupon bonds to accrue income with respect to these securities prior to the receipt of cash payments.  To maintain its qualification as a regulated investment company and avoid liability for federal income and excise taxes, a Portfolio may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.  See “Taxes.”

Funding Agreements.  The Bond and Equity Portfolios and the Money Market Portfolio may invest in GICs and similar funding agreements. In connection with these investments, a Portfolio makes cash contributions to a deposit fund of an insurance company’s general account. The insurance company then credits to the Portfolio on a monthly basis guaranteed interest, which is based on an index (such as LIBOR). The funding agreements provide that this guaranteed interest will not be less than a certain minimum rate. The purchase price paid for a funding agreement becomes part of the general assets of the insurance company, and the contract is paid from the general assets of the insurance company. Generally, funding agreements are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in some funding agreements does not currently exist.

Short Sales.  The Portfolios may only make short sales “against the box.” In this type of short sale, at the time of the sale, the Portfolio owns or has the immediate and unconditional right to acquire the identical or similar security at no additional cost. When selling short “against the box,” a Portfolio forgoes an opportunity for capital appreciation in the security.  The Portfolios may make short sales of securities, either as a hedge against potential declines in value of a portfolio security, to realize appreciation when a security that the Portfolio does not own declines in value and in order to maintain portfolio flexibility. When a Portfolio makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale. A Portfolio may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities.

A Portfolio secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, U.S. Government securities or other liquid securities similar to those borrowed. Depending on arrangements made with the broker-dealer from which the Portfolio borrowed the security regarding payment received by the Portfolio on such security, a Portfolio may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

A Portfolio will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. As a result, if a Portfolio makes short sales in securities that increase in value, it will likely under-perform similar mutual funds that do not make short sales in securities. A Portfolio will realize a gain on a short sale if the security declines in price between those dates.  Although a Portfolio’s gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited.

Liquidity Management.  Each Money Market Portfolio and the Enhanced Income Portfolio may hold uninvested cash reserves pending investment during temporary defensive periods or if, in the opinion of the Portfolios’ sub-adviser, suitable obligations are unavailable. During normal market periods, no more than 20% of a Portfolio’s assets will be held uninvested. Uninvested cash reserves may not earn income.

As a temporary defensive measure if its adviser or sub-adviser determines that market conditions warrant, each Equity Portfolio (other than the Index Master Portfolio) may invest without limitation in high quality money market instruments.  The Equity Portfolios may also invest in high quality money market instruments pending investment or to meet anticipated redemption requests.  The Asset Allocation Portfolio may also invest in these

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securities in furtherance of its investment objective.  The Index Master Portfolio may invest a portion of its assets, normally not more than 5% of its net assets, in certain short-term fixed income obligations in order to maintain liquidity or to invest temporarily uncommitted cash balances.  High quality money market instruments include U.S. government obligations, U.S. government agency obligations, dollar denominated obligations of non-U.S. issuers, bank obligations, including U.S. subsidiaries and branches of non-U.S. banks, corporate obligations, commercial paper, repurchase agreements and obligations of supranational organizations.  Generally, such obligations will mature within one year from the date of settlement, but may mature within two years from the date of settlement.

Illiquid Securities.  No Equity or Bond Portfolio will invest more than 15% (10% with respect to the Index Master Portfolio) and no Money Market Portfolio will invest more than 10% of the value of its net assets in securities that are illiquid.  GICs, variable and floating rate instruments that cannot be disposed of within seven days, and repurchase agreements and time deposits that do not provide for payment within seven days after notice, without taking a reduced price, are subject to these limits.  Each Equity, Bond and Money Market Portfolio may purchase securities which are not registered under the Securities Act of 1933 (the “1933 Act”) but which can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act.  These securities will not be considered illiquid so long as it is determined by the adviser or sub-adviser that an adequate trading market exists for the securities.  This investment practice could have the effect of increasing the level of illiquidity in a Portfolio during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

Any securities that are thinly traded or whose resale is restricted can be difficult to sell at the desired time and price.  Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets.  Owning a large percentage of restricted or illiquid securities could hamper the fund’s ability to raise cash to meet redemptions.  Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element.  Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities.  Where registration is required for restricted or illiquid securities a considerable time period may elapse between the time the fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement.  If during such period, adverse market conditions were to develop, the fund might obtain less favorable pricing terms that when it decided to sell the security.

Guarantees.  A Portfolio may purchase securities which contain guarantees issued by an entity separate from the issuer of the security.  Generally, the guarantor of a security (often an affiliate of the issuer) will fulfill an issuer’s payment obligations under a security if the issuer is unable to do so.

REITs.  In pursuing its investment strategy, an Equity Portfolio may invest in shares of REITs. REITs possess certain risks which differ from an investment in common stocks. REITs are financial vehicles that pool investor’s capital to purchase or finance real estate.  REITs may concentrate their investments in specific geographic areas or in specific property types, i.e., hotels, shopping malls, residential complexes and office buildings.

REITs are subject to management fees and other expenses, and so a Portfolio that invests in REITs will bear its proportionate share of the costs of the REITs’ operations.  There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs.  Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents.  Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans; the main source of their income is mortgage interest payments.  Hybrid REITs hold both ownership and mortgage interests in real estate.

The market value of REIT shares and the ability of the REITs to distribute income may be adversely affected by several factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act, increased competition from new properties, the impact of present or future environmental legislation and compliance with environmental laws, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws and other factors beyond the control of the issuers of the REITs.  In addition, distributions received by a Portfolio

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from REITs may consist of dividends, capital gains and/or return of capital.  As REITs generally pay a higher rate of dividends (on a pre-tax basis) than operating companies, to the extent application of the Portfolio’s investment strategy results in the Portfolio investing in REIT shares, the percentage of the Portfolio’s dividend income received from REIT shares will likely exceed the percentage of the Portfolio’s portfolio which is comprised of REIT shares.  Generally, dividends received by a Portfolio from REIT shares and distributed to the Portfolio’s shareholders will not constitute “qualified dividend income” eligible for the reduced tax rate applicable to qualified dividend income; therefore, the tax rate applicable to that portion of the dividend income attributable to REIT shares held by the Portfolio that shareholders of the Portfolio receive will be taxed at a higher rate than dividends eligible for the reduced tax rate applicable to qualified dividend income.

REITs (especially Mortgage REITs) are subject to interest rate risk.  Rising interest rates may cause REIT investors to demand a higher annual yield, which may, in turn, cause a decline in the market price of the equity securities issued by a REIT.  Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of a Portfolio’s REIT investments to decline. During periods when interest rates are declining, mortgages are often refinanced.  Refinancing may reduce the yield on investments in Mortgage REITs.  In addition, since REITs depend on payment under their mortgage loans and leases to generate cash to make distributions to their shareholders, investments in REITs may be adversely affected by defaults on such mortgage loans or leases.

Investing in certain REITs, which often have small market capitalizations, may involve the same risks as investing in other small capitalization companies.  REITs may have limited financial resources and their securities may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger company securities.  Historically, small capitalization stocks, such as REITs, have been more volatile in price than large capitalization stocks such as those included in the S&P 500 Index.  The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT.  REITs may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments.  REITs may incur significant amounts of leverage.

Master Limited Partnerships. The Equity Portfolios may invest in publicly traded master limited partnerships (“MLPs”) which are limited partnerships or limited liability companies taxable as partnerships. MLPs may derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. When investing in an MLP, the Equity Portfolios intend to purchase publicly traded common units issued to limited partners of the MLP. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

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MLP common units represent a limited partnership interest in the MLP. Common units are listed and traded on U.S. securities exchanges, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. The Equity Portfolios intend to purchase common units in market transactions. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability annually to elect directors. In the event of liquidation, common units have preference over subordinated units, but not debt or preferred units, to the remaining assets of the MLP.

Portfolio Turnover Rates.  A Portfolio’s annual portfolio turnover rate will not be a factor preventing a sale or purchase when the adviser or sub-adviser believes investment considerations warrant such sale or purchase.  Portfolio turnover may vary greatly from year to year as well as within a particular year.  High portfolio turnover (i.e., 100% or more) may result in increased transaction costs to a Portfolio, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and reinvestment in other securities.  The sale of a Portfolio’s securities may result in the recognition of capital gain or loss.  Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss.  These effects of higher than normal portfolio turnover may adversely affect a Portfolio’s performance.

SPECIAL CONSIDERATIONS FOR STATE-SPECIFIC PORTFOLIOS

This information regarding the State-Specific Portfolios is derived from official statements of certain issuers published in connection with their issuance of securities and from other publicly available information, and is believed to be accurate.  No independent verification has been made of any of the following information.

Special Considerations Regarding Investment in Ohio State-Specific Obligations.  The Ohio Municipal Money Market and Ohio Municipal Bond Fund Portfolios (the “Ohio Portfolios”) will each invest most of its net assets in securities issued by or on behalf of (or in certificates of participation in lease-purchase obligations of) the State of Ohio, political subdivisions of the State, or agencies or instrumentalities of the State or its political subdivisions (Ohio Obligations).  Each of the Ohio Portfolios is therefore susceptible to general or particular economic, political or regulatory factors that may affect issuers of Ohio Obligations.  The following information constitutes only a brief summary of some of the many complex factors that may have an effect.  The information does not apply to “conduit” obligations on which the public issuer itself has no financial responsibility.  This information is derived from official statements of certain Ohio issuers published in connection with their issuance of securities and from other publicly available information, and is believed to be accurate.  No independent verification has been made of any of the following information.

Generally, the creditworthiness of Ohio Obligations of local issuers is unrelated to that of obligations of the State itself, and the State has no responsibility to make payments on those local obligations.

There may be specific factors that at particular times apply in connection with investment in particular Ohio Obligations or in those obligations of particular Ohio issuers.  It is possible that the investment may be in particular Ohio Obligations, or in those of particular issuers, as to which those factors apply.  However, the information below is intended only as a general summary, and is not intended as a discussion of any specific factors that may affect any particular obligation or issuer.

Much of this information is as of January 8, 2007, particularly debt figures and other statistics.

Ohio is the seventh most populous state.  The Census count for 2000 was 11,353,100, up from 10,847,100 in 1990.

While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and machinery, including electrical machinery.  As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole.  Agriculture is an important segment of the economy, with over half the State’s area devoted to farming and a significant portion of total employment in agribusiness.

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In earlier years, the State’s overall unemployment rate was commonly somewhat higher than the national figure.  For example, the reported 1990 average monthly State rate was 5.7%, compared to the 5.5% national figure.  However, then through 1998 the annual State rates were below the national rates (4.3% vs. 4.5% in 1998), were again slightly higher in 1999 (4.3% vs. 4.2%) and 2000 (4.0% vs. 4.0%), lower in 2001 (4.4% vs. 4.7%) and in 2002 (5.7% vs. 5.8%) and higher in 2003 (6.2% vs. 6.0%), in 2004 (6.1% vs. 5.5%) and in 2005 (5.9% vs. 5.1%).  In October 2006, the State unemployment rate was higher than the national rate (5.1% vs. 4.4%).  The unemployment rate and its effects vary among geographic areas of the State.

There can be no assurance that future national, regional or state-wide economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Ohio Obligations held in the Ohio Portfolios or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those Obligations.

The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is effectively precluded by law from ending its July 1 to June 30 fiscal year (FY) or fiscal biennium in a deficit position.  Most State operations are financed through the General Revenue Fund (GRF), for which the personal income and sales-use taxes are the major sources.  Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending FY balance reduced during less favorable and increased during more favorable economic periods.  The State has well-established procedures for, and has timely taken, necessary actions to ensure resource/expenditure balances during less favorable economic periods such as the current fiscal biennium.  Those procedures include general and selected reductions in appropriations spending.

Recent biennium ending GRF balances were:

Biennium	Cash Balance	Fund Balance(a)	Fund Balance less Designated Transfers(b)
1994-95	$1,312,234,000	$928,019,000	$70,000,000
1996-97	1,367,750,000	834,933,000	149,033,000
1998-99	1,512,528,000	976,778,000	221,519,000
2000-01	817,069,000	219,414,000	206,310,000
2002-03	396,539,000	52,338,000	52,338,000
2004-05	1,209,200,000	682,632,000	127,800,000

(a)           Reflects the ending cash balance less amounts encumbered to cover financial commitments made prior to the end of the fiscal year.

(b)           Reflects the ending fund balance less amounts designated for transfer to other funds, including the BSF.

Actions have been and may be taken by the State during less favorable economic periods to ensure resource/expenditure balances (particularly in the GRF), some of which are described below.  None of those actions were or are being applied to appropriations or expenditures needed for debt service or lease payments relating to any State obligations.

The appropriations acts for the 2006-07 biennium include all necessary appropriations for debt service on State obligations and for lease payments relating to lease rental obligations issued by the Ohio Building Authority and the Treasurer of State, and previously by the Ohio Public Facilities Commission.

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The following is a selective general discussion of State finances, particularly GRF receipts and expenditures, for recent and the current bienniums.

1994-95.  Expenditures were below those authorized, primarily as the result of lower than expected Medicaid spending, and tax receipts (primarily auto sales and use) were significantly above estimates.  Transfers from the biennium-ending GRF fund balance included $535,200,000 to the BSF and $322,800,000 to other funds, including a family services stabilization fund in anticipation of possible federal programs changes.

1996-97.  From a higher than forecasted mid-biennium GRF fund balance, $100,000,000 was transferred for elementary and secondary school computer network purposes and $30,000,000 to a new State transportation infrastructure fund.  Approximately $400,800,000 served as a basis for temporary 1996 personal income tax reductions aggregating that amount.  Of the GRF biennium-ending fund balance, $250,000,000 was directed to school buildings, $94,400,000 to the school computer network, $44,200,000 to school textbooks and instructional materials and a distance learning program, $34,400,000 to the BSF, and $262,900,000 to the State Income Tax Reduction Fund (ITRF).

1998-99.  GRF appropriations of approximately $36 billion provided for significant increases in funding for primary and secondary education.  Of the first fiscal year (ended on June 30, 1998) ending fund balance of over $1.08 billion, approximately $701,400,000 was transferred to the ITRF, $200,000,000 into public school assistance programs, and $44,184,200 into the BSF.  Of the GRF biennium-ending fund balance, $325,700,000 was transferred to school building assistance, $293,185,000 to the ITRF, $85,400,000 to SchoolNet (a program to supply computers for classrooms), $4,600,000 to interactive video distance learning, and $46,374,000 to the BSF.

2000-01.  The State’s financial situation varied substantially in the 2000-01 biennium.  The first fiscal year of the biennium ended with a GRF cash balance of $1,506,211,000 and a fund balance of $855,845,000.  A transfer of $49,200,000 from that balance increased the BSF to $1,002,491,000 (or 5% of GRF revenue for the preceding fiscal year).  An additional $610,400,000 was transferred to the ITRF.

In the middle of the second year of the biennium, the State enacted supplemental appropriations of $645,300,000 to address shortfalls in its Medicaid and disability assistance programs.  The State’s share of this additional funding was $247,600,000, with $125,000,000 coming from fiscal year 2001 GRF spending reductions and the remainder from available GRF moneys.  The reductions were implemented by OBM prior to March 1, 2001 applying a 1 to 2% cut to most State departments and agencies.  Expressly excluded from the reductions were debt service and lease rental payments relating to State obligations, and elementary and secondary education.

In March 2001, new lowered revenue estimates for fiscal year 2001 and for Fiscal Years 2002 and 2003 were announced.  Based on indications that the Ohio economy continued to be affected by the national economic downturn, GRF revenue estimates for Fiscal Year 2001 were reduced by $288,000,000.  In addition, OBM projected higher than previously anticipated Medicaid expenditures.  Among the more significant steps taken to ensure the positive GRF ending fund balance at June 30, 2001 were further spending reductions (with the same exceptions noted above for debt service and education) and authorization to transfer from the BSF to the GRF amounts necessary to ensure an ending GRF fund balance of $188,200,000.  The State ended Fiscal Year 2001 with a GRF fund balance of $219,414,000, making that transfer unnecessary.

2002-03.  Ongoing and rigorous consideration was given by the Governor and the General Assembly to revenues and expenditures throughout fiscal years 2002-03, primarily as a result of continuing weak economic conditions.  Budgetary pressures during this period were primarily due to continuing lower than previously anticipated levels of receipts from certain major revenue sources.

Consideration came in four general time frames – the June 2001 biennial appropriation act, late fall/early winter 2001, late spring and summer 2002, and late winter/spring 2003.  Significant remedial steps included authorization to draw down and use the entire BSF balance, increased cigarette taxes, and use of tobacco settlement moneys previously earmarked for other purposes.

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The biennial GRF appropriations act passed in June 2001 provided for biennial GRF expenditures of approximately $45.1 billion without increases in any major State taxes.  That Act and the separate appropriations acts for the biennium included all necessary debt service and lease rental payments related to State obligations.  That original appropriations act also provided for the following uses of certain reserves, aimed at achieving fiscal year and biennium ending positive GRF fund balances, based on then current estimates and projections:

Transfer of up to $150,000,000 from the BSF to the GRF for increased Medicaid costs.

An additional $10,000,000 transfer from the BSF to an emergency purposes fund.

Transfer to the GRF in fiscal year 2002 of the entire $100,000,000 balance in the Family Services Stabilization Fund.

The Ohio economy continued to be negatively affected by the national economic downturn and by national and international events, and in October 2001 OBM lowered its GRF revenue estimates.  Based on reduced revenue collections, particularly personal income and sales and use taxes, OBM then projected GRF revenue shortfalls of $709,000,000 for fiscal year 2002 and $763,000,000 for fiscal year 2003.  Executive and legislative actions taken to address those shortfalls included:

•              Spending reductions and limits on hiring and major purchases. Governor ordered spending reductions were at the annual rate of 6% for most State agencies, with lesser reductions for correctional and other institutional agencies, and with exemptions for debt service related payments, primary and secondary education and the adjutant general.

•              December 2001 legislation, the more significant aspects of which included:

Authorizing transfer of up to $248,000,000 from the BSF to the GRF during the current biennium.  This was in addition to the $160,000,000 in transfers from the BSF provided for in the original appropriations act (and would reduce the BSF balance to approximately $607,000,000).

Reallocating to the GRF a $260,000,000 portion of tobacco settlement receipts in fiscal years 2002 and 2003, intended to be replenished from settlement receipts in fiscal years 2013-14.

Authorizing Ohio’s participation in a multi-state lottery game, estimated to generate approximately $40,000,000 annually beginning in fiscal year 2003.

Continuing weak economic conditions, among other factors, then led OBM in the spring of 2002 to project a higher than previously estimated GRF revenue shortfall.  Among areas of continuing concern were lower than anticipated levels of receipts from personal income and corporate franchise taxes.  These additional GRF estimated shortfalls were approximately $763,000,000 in fiscal year 2002 and $1.15 billion in fiscal year 2003.  Further executive and legislative actions were taken for fiscal year 2002 to ensure a positive GRF fund balance for fiscal year 2002 and the biennium.  In addition to further appropriation reductions for certain departments and other management steps, those actions included legislation providing for among other things:

•              Authorization of additional transfers to the GRF of the then remaining BSF balance ($607,000,000) as needed in fiscal years 2002 and 2003, and of $50,800,000 of unclaimed funds.

•              $50,000,000 reduction in the fiscal year 2002 ending GRF balance (to $100,000,000 from its previously budgeted level of $150,000,000).

•              Increased cigarette tax by 31¢ per pack (to a total 55¢ a pack), estimated by OBM to produce approximately $283,000,000 in fiscal year 2003.

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•              Transfers to the GRF of $345,000,000 from tobacco settlement moneys received in fiscal years 2002 and 2003 previously earmarked for construction of elementary and secondary school facilities, with moneys for that purpose replaced by $345,000,000 in additionally authorized general obligation bonds.

•              Extension of the State income tax to Ohio-based trusts and exemption of certain Ohio business taxes from recent federal tax law economic stimulus changes by “decoupling” certain State statutes from federal tax law changes affecting business equipment depreciation schedules.  The combination produced approximately $283,000,000 in fiscal year 2003.

Fiscal year 2002 ended with positive GRF balances of $108,306,000 (fund) and $619,217,000 (cash).  This was accomplished by the remedial steps described above, including significant transfers from the BSF ($534,300,000) and from tobacco settlement moneys ($289,600,000).  The fiscal year 2002 ending BSF balance was $427,904,000, with that entire balance appropriated for GRF use if needed in fiscal year 2003.

On July 1, 2002, the Governor issued an executive order directing a total of approximately $375,000,000 in GRF spending cutbacks for fiscal year 2003 (based on prior appropriations) by agencies and departments in his administration, as well as limitations on hiring, travel and major purchases.  This cutback order reflected prior budget balancing discussions between the Governor and General Assembly and reflected annual cutbacks ranging generally from 7.5% to 15%.  Excluded from those cutbacks were elementary and secondary education, higher education, alcohol and drug addiction services, and the adjutant general.  Also expressly excluded were debt service and lease rental payments relating to State obligations, and ad valorem property tax relief payments (made to local taxing entities).

Based on continuing reduced revenue collections (particularly, personal income taxes and sales tax receipts for the holidays) and projected additional Medicaid spending, OBM in late January 2003 announced an additional GRF shortfall of $720,000,000 for fiscal year 2003.  The Governor ordered immediate additional reductions in appropriations spending intended to generate an estimated $121,600,000 of GRF savings through the end of the fiscal year (expressly excepted were appropriations for or relating to debt service on State obligations).

The Governor also proposed for the General Assembly’s enactment by March 1, 2003, the following additional revenue enhancements, transfers and expenditure reductions for fiscal year 2003 to achieve a positive GRF fund balance at June 30, 2003 as then estimated by OBM:

•              A 2.5% reduction in local government fund distributions to most subdivisions and local libraries, producing an estimated $30,000,000 savings.  This reduction is in addition to the prior local government fund distribution adjustments noted below.

•              Transfers to the GRF from unclaimed funds ($35,000,000) and various rotary funds ($21,400,000).

•              A one-month acceleration in sales tax collections by vendors filing electronically, to produce $286,000,000.

•              An additional increase in the cigarette tax of 45 cents per pack (to a total of $1.00 a pack), to produce approximately $140,000,000.

•              A doubling of the current taxes on spirituous liquor and beer and wine, to net an additional $18,700,000.

The General Assembly gave its final approval on February 25, 2003 to legislation authorizing the first three elements of the Governor’s proposal, but that legislation did not include the proposed additional taxes on cigarettes and spirituous liquor and beer and wine.  To offset the General Assembly’s enactment of legislation that did not include the proposed additional taxes on cigarettes and liquor, beer and wine, the Governor on March 25 ordered additional reductions in GRF appropriations spending aggregating $142.5 million for the balance of fiscal year 2003.  Included were reductions (generally at an annualized rate of 2.5%) of $90.6 million in State foundation and parity

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aid to school districts and an additional $9.3 million in Department of Education administration spending, $39.2 million in instructional support to higher education institutions, and other selected reductions totaling $3.4 million.  The Governor also identified approximately $20 million in excess food stamp administration funds available to offset the need for further expenditure reductions.  Expressly excepted from those reductions were appropriations for or relating to debt service on State obligations.

Based on the Administration’s continuing monitoring of revenues, and as an anticipated step in the then ongoing 2004-05 biennial budget and appropriations process, OBM reported revised revenue estimates to the General Assembly on June 11, 2003.  Those estimates revised Fiscal Year 2003 revenues downward by an additional $200,000,000 from OBM’s January 2003 adjusted baseline, based primarily on updated income and sales tax receipts through May 31.  The Governor and OBM addressed this additional Fiscal Year 2003 revenue shortfall through additional expenditure controls and by drawing upon $193,030,000 of federal block grant aid made available to the State prior to June 30 under a federal law effective on May 28, 2003.

The State ended the 2002-03 biennium with a GRF fund and cash balances of $52,338,000 and $396,539,000, respectively, and a balance in the BSF of $180,705,000.

Additional appropriations actions during the 2002-2003 biennium, affecting most subdivisions and local libraries in the State, relate to the various local government assistance funds.  The original appropriations act capped the amount to be distributed in fiscal years 2002 and 2003 to essentially the equivalent monthly payment amounts in fiscal years 2000 and 2001.  Subsequent legislation amended the level to the lesser of those prior fiscal year amounts or the amount that would have been distributed under the standard formula.

2004-05.  The GRF appropriations act for the 2004-05 biennium was passed by the General Assembly and signed (with selective vetoes) by the Governor in June 2003.  The Act provided for total GRF biennial revenue of approximately $48.95 billion and total GRF biennial expenditures of approximately $48.79 billion.  That Act and the separate appropriations acts for the biennium included all necessary debt service and lease-rental payments related to State obligations.

Among other expenditure controls, the Act included Medicaid cost containment measures including pharmacy cost management initiatives, limited expenditure growth for institutional services and implementation of managed care for higher-cost populations; continued phase-out of certain tangible personal property tax relief payments to local governments; the closing by consolidation of three institutional facilities during the biennium; adjustments in eligibility guidelines for subsidized child care from 185% to 150% of the federal poverty level and freezing certain reimbursement rates; no compensation increases for most State employees in fiscal year 2004 and limited one-time increases in fiscal year 2005; and continued limitation on local government assistance fund distributions to most subdivisions and local libraries to the lesser of the equivalent monthly payments in fiscal year 2003 or the amount that would have been distributed under the standard formula.

The GRF expenditure authorizations for the 2004-05 biennium reflected and were supported by revenue enhancement actions contained in the Act including:

A one-cent increase in the State sales tax (to six percent) for the biennium (expiring June 30, 2005), projected to generate approximately $1.25 billion in each fiscal year.

Expansion of the sales tax base to include dry-cleaning/laundry services, towing, personal care and other services, and satellite television, projected in the aggregate to produce approximately $69,000,000 annually.  (The inclusion of satellite television in the sales tax base, projected to produce approximately $21,000,000 annually, is subject to an ongoing legal challenge.)

Moving local telephone companies from the public utility tax base to the corporate franchise and sales tax, projected to produce approximately $29,000,000 annually.

Elimination of the sales tax exemption for WATS and 800 telecom services coupled with the enactment of a more limited exemption for call centers, projected to produce approximately $64,000,000 annually.

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Adjustments in the corporate franchise tax through the adoption of the Uniform Division of Income for Tax Purposes Act (UDITPA) for apportionment of business income among states, and an increase in the corporate alternative minimum tax, projected in the aggregate to produce approximately $35,000,000 annually.

The Act also authorized and OBM on June 30, 2004 transferred $234,700,000 of proceeds received from the national tobacco settlement into the GRF.  In addition, the Act authorized the draw down during the biennium of federal block grant and Medicaid assistance aid made available to the State under a federal law effective May 28, 2003.  OBM drew down $211,600,000 and $316,800,000 of those federal monies in fiscal years 2004 and 2005, respectively.

Based on regular monitoring of revenues and expenditures, OBM in March 2004 announced revised GRF revenue projections for fiscal years 2004 and 2005 based primarily on reduced revenue collections from personal income taxes.  In response to OBM reducing its GRF revenue projection by $247,100,000 (1.02%) for fiscal year 2004 and by $372,700,000 (1.48%) for fiscal year 2005, the Governor ordered fiscal year 2004 expenditure reductions of approximately $100,000,000.  On July 1, the Governor ordered additional fiscal year 2005 expenditure cuts of approximately $118,000,000 and a reduction of $50,000,000 in State spending on Medicaid reflecting an increased Federal share of certain Medicaid services.  Expressly excluded from those reductions were debt service and lease rental payments relating to State obligations, State basic aid to elementary and secondary education, instructional subsidies and scholarships for public higher education, in-home care for seniors and certain job creation programs.  The balance of those revenue reductions were offset by GRF expenditure lapses and, for fiscal year 2005, elimination of an anticipated $100,000,000 year-end transfer to the BSF while maintaining a one-half percent year-end GRF fund balance.

The State ended fiscal year 2004 with a GRF fund balance of $157,509,000.  Improving economic conditions had a positive effect on revenue in fiscal year 2005.  With GRF revenue receipts modestly outperforming estimates for much of the fiscal year, OBM in June 2005 increased its GRF revenue estimates by $470,700,000.  Final fiscal year 2005 GRF revenue came in $67,400,000 above that revised estimate.  With fiscal year 2005 spending close to original estimates, the State made the following fiscal year-end allocations and transfers:  $60,000,000 to address a prior-year liability in the Temporary Assistance to Needy Families program; $40,000,000 to a disaster services contingency fund; $50,000,000 to the State’s share of the school facilities construction program; and $394,200,000 to the BSF.  After these and certain smaller transfers, the State ended fiscal year 2005 and the biennium with a GRF fund balance of $127,800,000 and a BSF balance of $574,205,000.

Current Biennium.  Consistent with State law, the Governor’s Executive Budget for the 2006-07 biennium was released in February 2005 and introduced in the General Assembly.  After extended hearings and review, the GRF appropriations Act for the 2006-07 biennium was passed by the General Assembly and signed (with selective vetoes) by the Governor on June 30, 2005.  That Act provides for total GRF biennial revenue of approximately $51.5 billion (a 3.8% increase over the 2004-05 biennial revenue) and total GRF biennial appropriations of approximately $51.3 billion (a 5.0% increase over the 2004-05 biennial expenditures).  Spending increases for major program categories over the 2004-05 actual expenditures are:  5.8% for Medicaid (the Act also included a number of Medicaid reform and cost containment initiatives); 3.4% for higher education; 4.2% for elementary and secondary education; 5.5% for corrections and youth services; and 4.8% for mental health and mental retardation.  The Executive Budget, the GRF appropriations Act and the separate appropriations acts for the biennium included all necessary debt service and lease rental payments related to State obligations.

The GRF expenditure authorizations for the 2006-07 biennium reflect and are supported by a significant restructuring of major State taxes, including:

A 21% reduction in State personal income tax rates phased in at 4.2% per year over the 2005 through 2009 tax years.

Phased elimination of the State corporate franchise tax at a rate of approximately 20% per year over the 2006 through 2010 tax years (except for its continuing application to financial institutions and certain affiliates of insurance companies and financial institutions).

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Implementation of a new commercial activity tax (CAT) on gross receipts from doing business in Ohio that is being phased in over the 2006 through 2010 tax years.  When fully phased in, the CAT will be levied at a rate of 0.26% on gross receipts in excess of $1,000,000.  (The inclusion of wholesale and retail food sales for off-premise consumption, projected to produce approximately $140,000,000 annually once the CAT is fully-phased in, is subject to a legal challenge).

A 5.5% State sales and use tax (decreased from the 6.0% rate for the 2004-05 biennium).

An increase in the cigarette tax from $0.55 per pack (of 20 cigarettes) to $1.25 per pack.

OBM continually monitors and analyzes revenues and expenditures and prepares a financial report summarizing its analyses at the end of each month.  The most recent Monthly Financial Reports are accessible via OBM’s home page on the Internet at http://www.obm.ohio.gov/finrep, and copies are available  upon request to OBM.

The State ended fiscal year 2006 with a GRF cash balance of $1,528,812,000 and a GRF fund balance of $1,025,967,000.  Of that ending GFR fund balance, the State carried forward $631,933,000 to cover the variance of fiscal year 2007 GFR appropriations over estimated revenue, to offset the one-time cost of accelerating the phase-in of reductions in State personal income tax withholding rates, and to maintain 0.5% of fiscal year 2007 GFR revenue as an ending fund balance.  The remaining $394,034,000 was deposited into the BSF increasing its balance to $1,010,689,000 (which includes $40,045,000 in receipts collected from a broad tax amnesty initiative and deposited in June 2006).

Litigation is pending in the Cuyahoga County Court of Appeals relating to the transfer to the GRF and use in fiscal year 2002 for general State purposes of $60,000,000 in earned federal reimbursement on Title XX (Social Services Block Grant) expenditures.  Plaintiff Cuyahoga County filed an action contesting this transfer and use of those monies for general State purposes, and the trial court ordered the State to return the monies to its Department of Job and Family Services.  The State appealed the trial court’s decision and order.  In June 2005, the Court of Appeals upheld the trial court’s decision.  The State’s appeal of the Court of Appeals decision is currently pending before the Ohio Supreme Court.

The incurrence or assumption of debt by the State without a popular vote is, with limited exceptions, prohibited by the State Constitution.  The State may incur debt to cover casual deficits or to address failures in revenues or to meet expenses not otherwise provided for, but limited in amount to $750,000.  The Constitution expressly precludes the State from assuming the debts of any county, city, town or township, or of any corporation.  (An exception in both cases is for debts incurred to repel invasion, suppress insurrection, or defend the State in war.)  The Constitution provides that “Except the debts above specified  . .. . no debt whatever shall hereafter be created by, or on behalf of the state.”

By 18 constitutional amendments approved from 1921 to present, Ohio voters have authorized the incurrence of State general obligation (GO) debt and the pledge of taxes or excises to its payment, all related to the financing of capital facilities, except for three that funded bonuses for veterans, one that funded coal technology research and development, and one for research and development activities.  Currently, tax supported general obligation debt of the State is authorized to be incurred for the following purposes: highways, local infrastructure, coal development, natural resources, higher education, common schools, conservation, research and development, and site development.  Although supported by the general obligation pledge, highway debt is also backed by a pledge of and has always been paid from the State’s motor fuel taxes and other highway user receipts that are constitutionally restricted in use to highway related purposes.

A 1999 constitutional amendment provides an annual debt service “cap” applicable to most future issuances of State general obligations and other State direct obligations payable from the GRF or net State lottery proceeds.  Generally, and except for the additional $650,000,000 of general obligation debt approved by the voters at the November 8, 2005 election for research and development and the development of sites and facilities, new obligations may not be issued if future fiscal year debt service on those new and the then outstanding bonds of those categories would exceed 5% of the total estimated GRF revenues plus net State lottery proceeds during the fiscal year of issuance.  Those direct obligations of the State include, for example, special obligation bonds that are paid

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from GRF appropriations, but exclude bonds such as highway bonds that are paid from highway user receipts.  Pursuant to the amendment and implementing legislation, the Governor has designated the OBM Director as the State official to make the 5% determinations and certifications.  Application of the cap may be waived in a particular instance by a three-fifths vote of each house of the General Assembly and may be changed by future constitutional amendments.

In addition to its issuance of highway bonds, the State has financed selected highway infrastructure projects by issuing bonds and entering into agreements that call for debt service payments to be made from federal transportation funds allocated to the State, subject to biennial appropriations by the General Assembly.  The highest annual State payment under those agreements in the current or any future fiscal year is $99,396,150 in fiscal year 2007.  In the event of any insufficiency in the anticipated federal allocations to make payments on State bonds, the payments are to be made from any lawfully available moneys appropriated to ODOT for the purpose.

State agencies also have participated in buildings and equipment, information systems and non-highway transportation projects that have local as well as State use and benefit, in connection with which the State has entered into lease-purchase agreements with terms ranging from 7 to 20 years.  Certificates of Participation (COPs) have been issued in connection with those agreements that represent fractionalized interests in and are payable from the State’s anticipated payments.  The maximum annual payment under those agreements, primarily made from GRF appropriations, including the Series 2006A Certificates, is $15,941,949 in Fiscal  Year 2008.  Payments by the State are subject to biennial appropriations by the General Assembly with the lease terms subject to renewal if appropriations are made.  The OBM Director’s approval of such agreements is required if COPs are to be publicly-offered in connection with those agreements.

A statewide economic development program assists the financing of facilities and equipment for industry, commerce, research and distribution, including technology innovation, by providing loans and loan guarantees.  The law authorizes the issuance of State bonds and notes secured by a pledge of portions of the State profits from liquor sales.  The General Assembly has authorized the issuance of these obligations with a general maximum of $500,000,000 to be outstanding at any one time.  The aggregate amount from the liquor profits to be used in any fiscal year in connection with these bonds may not exceed $45,000,000.  The total of unpaid guaranteed loan amounts and unpaid principal of direct loans may not exceed $800,000,000.  Pursuant to a 2000 constitutional amendment, the State has issued $100,000,000 of bonds for revitalization purposes that are also payable from State liquor profits.  The maximum annual debt service on all state bonds payable from State liquor profits is $39,573,576 in fiscal year 2008.

Certain State agencies issue revenue bonds that are payable from revenues from or relating to revenue producing facilities, such as those issued by the Ohio Turnpike Commission.  By judicial interpretation, such revenue bonds do not constitute “debt” under the constitutional provisions described above.  The Constitution authorizes State bonds for certain housing purposes (issued by the Ohio Housing Finance Agency) to which tax moneys may not be obligated or pledged.

Litigation was commenced in the Ohio courts in 1991 questioning the constitutionality of Ohio’s system of school funding and compliance with the constitutional requirement that the State provide a “thorough and efficient system of common schools”.  On December 11, 2002, the Ohio Supreme Court, in a 4-3 decision on a motion to reconsider its own decision rendered in September 2001, concluded (as it had in its 1997 and 2000 opinions in that litigation) that the State did not comply with that requirement, even after again noting and crediting significant State steps in recent years.

In its prior decisions, the Ohio Supreme Court stated as general base threshold requirements that every school district have enough funds to operate, an ample number of teachers, sound and safe buildings, and equipment sufficient for all students to be afforded an educational opportunity.

With particular respect to funding sources, the Court concluded in 1997 and 2000 decisions that property taxes no longer may be the primary means of school funding in Ohio.

On March 4, 2003, the plaintiffs filed with the original trial court a motion to schedule and conduct a conference to address compliance with the orders of the court in that case, the State petitioned the Ohio Supreme

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Court to issue a writ prohibiting that conference on compliance, and the trial court subsequently petitioned the Ohio Supreme Court for guidance as to the proper course to follow.  On May 16, 2003, the Ohio Supreme Court granted that writ and ordered the dismissal of the motion before the trial court.  On October 20, 2003 the United States Supreme Court declined to accept the plaintiff’s subsequent petition requesting further review of the case.

The General Assembly has taken several steps, including significantly increasing State funding for public schools.  In addition, at the November 1999 election electors approved a constitutional amendment authorizing the issuance of State general obligation debt for school buildings and for higher education facilities.  December 2000 legislation addressed certain mandated programs and reserves, characterized by the plaintiffs and the Court as “unfunded mandates.”

Under the current financial structure, Ohio’s 613 public school districts and 49 joint vocational school districts receive a major portion (but less than 50%) of their operating moneys from State subsidy appropriations (the primary portion of which is known as the Foundation Program) distributed in accordance with statutory formulae that take into account both local needs and local taxing capacity.  The Foundation Program amounts have steadily increased in recent years, including small aggregate increases even in those fiscal years in which appropriations cutbacks were imposed.

School districts also rely upon receipts from locally voted taxes.  In part because of provisions of some State laws, such as that partially limiting the increase (without further vote of the local electorate) in voted property tax collections that would otherwise result from increased assessed valuations, some school districts have expressed varying degrees of difficulty in meeting mandated and discretionary increased costs.  Local electorates have largely determined the total moneys available for their schools.  Locally elected boards of education and their school administrators are responsible for managing school programs and budgets within statutory requirements.

The State’s present school subsidy formulas are structured to encourage both program quality and local taxing effort.  Until the late 1970’s, although there were some temporary school closings, most local financial difficulties that arose were successfully resolved by the local districts themselves by some combination of voter approval of additional property tax levies, adjustments in program offerings, or other measures.  For more than 20 years, requirements of law and levels of State funding have sufficed to prevent school closings for financial reasons, which in any case are prohibited by current law.

To broaden the potential local tax revenue base, local school districts also may submit for voter approval income taxes on the district income of individuals and estates (and effective July 1, 2005, municipal income taxes that may be shared with school districts).  Many districts have submitted the question, and income taxes are currently approved in 145 districts.

Original State basic aid appropriations for the 1992-93 biennium of $9.5 billion provided for 1.5% and 4.8% increases in the two fiscal years of the biennium over appropriations in the preceding biennium which were subject to State spending reductions for fiscal year 1992 of 2.5% of annual Foundation Program appropriations.   There were no reductions for the 172 districts with the lowest per pupil tax valuations, and the reductions were in varying amounts with varying effects for the other districts.  Foundation payments were excluded from the then Governor’s spending reduction order for fiscal year 1993.

Biennial school funding State appropriations from the GRF and Lottery Profits Education Fund (but excluding federal and other special revenue funds) for recent biennia were:

1994-95 – $8.9 billion provided for 2.4% and 4.6% increases, respectively, in State aid in the biennium’s two fiscal years.

1996-97 – $10.1 billion representing a 13.6% increase over the preceding biennium total.

1998-99 – $11.6 billion (18.3% over the previous biennium).

2000-01 – $13.3 billion (15% over the previous biennium).

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2002-03 - $15.2 billion (17% over the previous biennium before the expenditure reductions).

2004-05 - $15.7 billion (3.3% over the previous biennium before the expenditure reductions).

State appropriations for the purpose made for the 2006-07 biennium are $16.3 billion (3.8% over the previous biennium), representing an increase of 2.0% in fiscal year 2006 over 2005 and 1.4% in Fiscal Year 2007 over 2006.

Those total State 2006-07 biennial appropriations exclude non-GRF and federal appropriations, but include appropriations from the GRF and the lottery profits education fund (LPEF).  The amount of lottery profits transferred to the LPEF totaled $671,352,000 in fiscal year 2003, and $648,106,000 in fiscal year 2004 and $645,137,000 in fiscal year 2005, and $646,276,000 in fiscal year 2006 (which excludes $5,820,000 transferred to the Deferred Prize Trust Fund).  Ohio’s participation in the multi-state lottery commenced in May 2002.  A constitutional provision requires that net lottery profits be paid into LPEF to be used solely for the support of elementary, secondary, vocational and special education purposes, including application to debt service on general obligation bonds to finance common school facilities.

In response to the 1997 Ohio Supreme Court decision holding certain provisions for local school district borrowing unconstitutional, the General Assembly created the school district solvency assistance program.  Beginning in fiscal year 1999, local school districts in fiscal emergency status as certified by the Auditor of State could apply for an advancement of future year Foundation Program distributions.  The amount advanced was then deducted, interest free, from the district’s foundation payments over the following two-year period.  Six school districts received a total of approximately $12,100,000 in solvency assistance advancements during fiscal year 1999, with another six districts receiving a total of approximately $8,657,000 in fiscal year 2000.  This solvency assistance program was held to be not in compliance with the Constitution by the Supreme Court.  In fiscal year 2001 four districts received approximately $3,800,000 under a restructured solvency assistance program.  The program was further modified in December 2000 to allow districts that experience an unforeseen catastrophic event to apply for a grant.  In fiscal year 2002, three districts received catastrophic grants totaling $2,569,970 and one district received a solvency advance in the amount of $421,000.  In fiscal year 2003, three districts received solvency advances in the amount of $8,742,000 and no districts received catastrophic grants.

Legislation was enacted in 1996 to address school districts in financial straits.  It is similar to that for municipal “fiscal emergencies” and “fiscal watch”, but is particularly tailored to certain school districts and their then existing or potential fiscal problems.  There are currently nine school districts in fiscal emergency status and fourteen in fiscal watch status.  New legislation has created a third, more preliminary, category of “fiscal caution.”  A current listing of school districts in each status is on the Internet at http://www.auditor.state.oh.us.

Ohio’s 943 incorporated cities and villages rely primarily on property and municipal income taxes to finance their operations.  With other subdivisions, they also receive local government support and property tax relief moneys from State resources.

For those few municipalities and school districts that on occasion have faced significant financial problems, there are statutory procedures for a commission composed of State and local officials, and private sector members experienced in business and finance appointed by the Governor to monitor the fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults.  (Similar procedures have recently been extended to counties and townships.)  Fifteen municipalities and two townships are in “fiscal emergency” status and six municipalities in preliminary “fiscal watch” status.

At present the State itself does not levy ad valorem taxes on real or tangible personal property.  Those taxes are levied by political subdivisions and local taxing districts.  The Constitution has since 1934 limited the amount of the aggregate levy of ad valorem property taxes on particular property, without a vote of the electors or municipal charter provision, to 1% of true value in money, and statutes limit the amount of that aggregate levy without a vote or charter provision to 10 mills per $1 of assessed valuation — commonly referred to in the context of Ohio local government finance as the “ten-mill limitation.”

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Special Considerations Regarding Investment in Pennsylvania State-Specific Obligations.  The concentration of investments in Pennsylvania State-Specific Obligations by the Pennsylvania Municipal Money Market Portfolio raises special investment considerations.  In particular, changes in the economic condition and governmental policies of the Commonwealth of Pennsylvania and its municipalities could adversely affect the value of those Portfolios and their portfolio securities.  This section briefly describes current economic trends in Pennsylvania, as described in the Official Statement, dated December 5, 2006, relating to the Commonwealth of Pennsylvania General Obligation Bonds, Second Series of 2006 and First Refunding Series of 2006.

The following financial information is based on the Commonwealth’s budgetary basis financial data.

Total fiscal year 2005 revenues, net of reserves for tax refunds and including intergovernmental transfers and additional resources, totaled $24,405.6 million.  Total expenditures net of appropriation lapses and including intergovernmental transfers and expenditures from additional resources were $24,053.9 million.  As result of Commonwealth financial operations during the fiscal year, the preliminary unappropriated surplus balance, prior to the statutorily required 25 percent transfer to the Budget Stabilization Reserve Fund, was $429.2 million, an increase of $162.5 million from the fiscal year 2004 preliminary ending balance.  Following the statutorily required 25 percent transfer to the Budget Stabilization Reserve Fund ($64.4 million) the fiscal year 2005 final unappropriated surplus balance was $364.8 million as of June 30, 2005.

The fiscal year 2005 budget was based initially on an estimated 4.5 percent increase for Commonwealth General Fund revenues prior to accounting for any changes in tax and revenue provisions enacted in the second half of fiscal year 2004.  After adjustments for various tax rate and tax base changes enacted for the fiscal year 2004 budget, total Commonwealth General Fund revenues were projected to increase 3.8 percent over fiscal year 2004 actual receipts and total $23,866.5 million prior to reserves for tax refunds.  Total fiscal year 2005 Commonwealth revenues net of reserves for tax refunds, exceeded $24,308.5 million, a 6.5 percent increase over fiscal year 2004 receipts.  The tax revenue component of Commonwealth receipts, including the effects of the tax rate and tax base changes enacted in fiscal year 2004, rose $1,666.4 million or 7.6 percent over fiscal year 2004 actual receipts.  An estimated two-thirds of the increase in tax revenues is associated with the various tax rate and tax base changes.  Total revenues to the Commonwealth exceeded the budget estimate by $442.0 million or 1.9 percent.  Personal income tax receipts grew by $1,013 million or 13.1 percent over fiscal year 2004 revenues.  Revisions to the personal income tax rate in December 2003 contributed to the large year-over-year increase in these receipts.  During fiscal year 2005, corporate tax receipts grew $285.1 million or 10.7 percent, which generally reflected improvements in the overall state and national economy.  Sales and use tax revenues to the Commonwealth grew $271.4 million or 3.5 percent over fiscal year 2004 receipts.  Receipts of Commonwealth non-tax revenues continued to exceed the estimate as total revenue from this source exceeded $596.0 million.  Earnings from investments and revisions to the Commonwealth’s escheat program continued to provide revenues well in excess of the estimate for fiscal year 2005.  Various revisions to the Commonwealth’s escheat program were enacted as part of the fiscal year 2003 and 2004 budgets.  These revisions to the escheat program have produced substantial non-recurring revenues during each of the two most recent fiscal years.  Additionally, significant non-recurring capital gains earnings on the investment of available General Fund cash balances and increased contributions from the Commonwealth’s liquor store profits contributed to enhanced non-tax revenues during the prior two fiscal years.  Reserves for tax refunds in fiscal year 2005 were $1,000.0 million, a decrease of $14.7 million or 1.4 percent from fiscal year 2004 levels.

Fiscal year 2005 state-level expenditures, including supplemental appropriations and net of appropriation lapses, totaled $22,956.8 million, an increase of 5.6 percent from fiscal year 2004 appropriations.  A total of $148.1 million in appropriations were lapsed in fiscal year 2005 and the fiscal year 2005 budget continued to utilize an enhanced level of intergovernmental transfers for a portion of medical assistance costs, albeit at a reduced rate from fiscal year 2004.  Intergovernmental transfers replaced $697.9 million of General Fund medical assistance costs in fiscal year 2005, compared to $738.7 million in fiscal year 2004.  In addition, approximately $399 million in additional funds, primarily $377.6 million of remaining federal fiscal relief, was appropriated in fiscal year 2005 to fund expenditures normally funded from Commonwealth revenues.  The ending unappropriated balance was $364.8 million for fiscal year 2005.

During fiscal year 2006, revenues to the Commonwealth exceeded the certified estimate by $864.6 million or nearly 3.5 percent.  Final Commonwealth General Fund revenues for the fiscal year totaled $25,854.1 million.

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Total fiscal year 2006 revenues, net of reserves for tax refunds and including intergovernmental transfers and additional resources, totaled $25,821.8 million.  Total expenditures, net of appropriation lapses and including intergovernmental transfers and expenditures from additional sources, was $25,501.5 million.  As result of Commonwealth financial operations during the fiscal year, the preliminary unappropriated surplus balance, prior to the statutorily required 25 percent transfer to the Budget Stabilization Reserve Fund, increased to $685.1 million, including the beginning balance from the prior year of operations.  Accordingly, 25 percent of this preliminary balance or $171.4 million was transferred to the Budget Stabilization Reserve Fund.  The final fiscal year 2006 unappropriated surplus balance was $514.0 million as of June 30, 2006.

Revenues available to the Commonwealth, including intergovernmental transfers and additional sources, increased 5.8 percent.  Fiscal year 2006 revenues (all sources) totaled $25,821.8 million, an increase of $1,416.2 million over fiscal year 2005.  Intergovernmental transfer proceeds increased $158.9 million or 22 percent, while funding from additional sources decreased $253.3 million or 63 percent, primarily due to the expiration of the previously available one-time federal fiscal relief that had been made available to the various states.  General Fund revenues grew $1,563 million or 6.3 percent during fiscal year 2006 when measured on a year-over-year basis.  Corporate tax receipts grew $425.8 million over estimate, an 8.9 percent surplus to the year-to-date estimate.  Personal income taxes were $342.6 million over the estimate, a surplus of 3.7 percent versus the year-to-date estimate.  Sales and use taxes were essentially at estimate as actual receipts were $65.2 million above estimate, a difference of 0.8 percent from the fiscal year estimate.  Realty transfer tax revenues also exceeded the estimate by $61.4 million or 12.5 percent based in part on continuation of a strong housing market within the Commonwealth.  Non-tax revenues of the Commonwealth were below estimate for fiscal year 2006 by $61.4 million or 11.3 percent, due primarily to lower than projected earnings from the Commonwealth’s escheats program.  Reserves for tax refunds in fiscal year 2006 were $1,035 million, an increase of 3.5 percent from the fiscal year 2005 reserves.  At the end of fiscal year 2006, approximately $103 million of reserves were available for making tax refunds in the following fiscal year.

In July 2005, the General Assembly approved and the Governor signed into law Act 45 of 2005, which authorized the issuance of up to $625 million in debt of the Commonwealth to support programs commonly referred to as “Growing Greener II.”  The enactment of Act 45 implements the Governor’s major environmental initiative in the fiscal year 2006 budget.  The Growing Greener II program will provide bond funding for the maintenance and protection of the environment, open space and farmland preservation, watershed protection, abandoned mine reclamation, acid mine drainage remediation and other environmental initiatives.  Additionally, Act 45 of 2005 authorizes the Governor to direct up to $60 million in existing Growing Greener fees, that are otherwise directed into the Commonwealth’s Environmental Stewardship Fund, to support General Fund debt service for the authorized Growing Greener II bond issuances.

Fiscal year 2006 appropriations from Commonwealth revenues, including supplemental appropriations and net of appropriation lapses, totaled $24,664.6, an increase of 7.4 percent from fiscal year 2005 expenditures.  A total of $181.8 million in appropriations were lapsed in fiscal year 2006, and the fiscal year 2006 budget continued to utilize an enhanced level of intergovernmental transfers for a portion of medical assistance costs. Intergovernmental transfers replaced $856.8 million of General Fund medical assistance costs in fiscal year 2006, compared to $697.9 million in fiscal year 2005.  In addition, approximately $145.9 million in additional funds were appropriated in fiscal year 2006 to fund expenditures normally funded from Commonwealth revenues, a decrease from $399 million in fiscal year 2005.  The ending unappropriated balance was $514.0 million for fiscal year 2006.

General obligation debt of the Commonwealth outstanding as of June 30, 2006 totaled approximately $7.29 billion.

Pennsylvania has historically been dependent on heavy industry, although the past thirty years have witnessed declines in the coal, steel and railroad industries.  Recent sources of economic growth in Pennsylvania have led to diversification of the Commonwealth’s economy.  Relative growth has been experienced in the service sector, including trade, medical and health services, education and financial institutions.  Agriculture continues to be an important component of the Commonwealth’s economic structure, with nearly one-third of the Commonwealth’s total land area devoted to cropland, pasture and farm woodlands.

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The population of Pennsylvania experienced a slight increase in the period 1996 through 2005.  Persons 65 or older comprise 15.2% of Pennsylvania’s population, compared with 12.1% of the United States population.  The Commonwealth is highly urbanized, with 79% of the Commonwealth’s 2005 mid-year population estimate residing in metropolitan statistical areas.  The two largest metropolitan statistical areas, those containing the Cities of Philadelphia and Pittsburgh, together comprise almost 44% of the Commonwealth’s total population.

The Commonwealth utilizes the fund method of accounting, and over 150 funds have been established for purposes of recording receipts and disbursements of the Commonwealth, of which the General Fund is the largest.  Most of the Commonwealth’s operating and administrative expenses are payable from the General Fund.  The major tax sources for the General Fund are the sales tax, the personal income tax, the corporate net income tax and the capital stock and franchise tax.  Major expenditures of the Commonwealth include funding for education, public health and welfare and transportation.

The constitution of the Commonwealth provides that operating budget appropriations of the Commonwealth may not exceed the actual and estimated revenues and available surplus in the fiscal year for which funds are appropriated.  Annual budgets are enacted for the General Fund (the principal operating fund of the Commonwealth) and for certain special revenue funds which together represent the majority of expenditures of the Commonwealth.

The Commonwealth maintains two contributory benefit pension plans.  The State Employees’ Retirement System (“SERS”) covers all state employees and employees of certain state-related organizations.  The Public School Employees’ Retirement System (“PSERS”) covers all public school employees.  Membership in the applicable retirement system is generally mandatory for the covered employees.  Employers and employees contribute jointly to these retirement programs.  Annual actuarial valuations are required by state law.  The employer’s contribution rate is computed to fully amortize the unfunded actuarial accrued liability of the respective plan as determined by its actuary.  The unfunded actuarial accrued liability measures the present value of benefits estimated to be due in the future for current employees based on assumptions relating to mortality, pay levels, retirement experience and employee turnover, less the present value of assets available to pay those benefits based on assumptions of normal cost, supplemental annuity amortization, and employer and member contributions.  At the close of fiscal year 2001, the unfunded actuarial accrued liability was ($3,846) million for SERS and ($6,913) million for PSERS. At the close of fiscal year 2005, the unfunded actuarial accrued liability for SERS was $2,058 million and for PSERS was $10,007 million.

Certain litigation is pending against the Commonwealth that could adversely affect the ability of the Commonwealth to pay debt service on its obligations including suits relating to the following matters:  (a)  in 1987, the Supreme Court of Pennsylvania held the statutory scheme for county funding of the judicial system to be in conflict with the constitution of the Commonwealth, but stayed judgment pending enactment by the legislature of funding consistent with the opinion; (b) two corporations have challenged different aspects of the Pennsylvania capital stock/franchise tax; and (c) dozens of cases have been brought challenging the Department of Revenue’s assessment of insurance companies to provide funds due to Pennsylvania residents insured from other, insolvent, insurance companies or companies in default, some of which are being held pending litigation at the administrative boards.

The City of Philadelphia (“Philadelphia”) experienced severe financial difficulties during the early 1990’s which impaired its access to public credit markets.  Philadelphia experienced a series of general fund deficits for fiscal years 1988 through 1992.  Legislation was enacted in 1991 to create an Intergovernmental Cooperation Authority (the “Authority”) to provide deficit reduction financing and fiscal oversight for Philadelphia.  In order for the Authority to issue bonds on behalf of Philadelphia, Philadelphia and the Authority entered into an intergovernmental cooperation agreement providing the Authority with certain oversight powers with respect to the fiscal affairs of Philadelphia.  Philadelphia currently is operating under a five year plan approved by the Authority on July 5, 2006.  The estimated fund balance of Philadelphia’s General Fund as of June 30, 2006, was approximately $254.5 million.

The Authority’s power to issue further bonds to finance capital projects or deficit expired on December 31, 1994, and its power to issue debt to finance a cash flow deficit expired December 31, 1995.  Its ability to refund

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outstanding bonds is unrestricted.  The Authority had $674.3 million in special tax revenue bonds outstanding as of June 30, 2006.

As of December 5, 2006, Moody’s rated the long-term general obligation bonds of the Commonwealth “Aa2,” Standard & Poor’s rated such bonds “AA” and Fitch rated such bonds “AA.”  There can be no assurance that the economic conditions on which these ratings are based will continue or that particular bond issues may not be adversely affected by changes in economic or political conditions.

Special Considerations Regarding Investment in North Carolina State-Specific Obligations.  The concentration of investments in North Carolina State-Specific Obligations by the North Carolina Municipal Money Market Portfolio (the “Fund”) raises special investment considerations.  In particular, changes in the economic condition and governmental policies of North Carolina (the “State”) and its political subdivisions, agencies, instrumentalities, and authorities could adversely affect the value of the Fund and its portfolio securities.  This section briefly describes current economic trends in the State, and constitutes only a brief summary of some of the many complex factors that may have an effect.  The information set forth below is derived from official statements prepared in connection with the debt offerings of State issuers and other sources that are generally available to investors.  No independent verification has been made of the following information.

The State has three major operating funds:  the General Fund, the Highway Fund, and the Highway Trust Fund.  The State derives most of its revenue from taxes, including individual income taxes, corporation income taxes, sales and use taxes, highway use taxes on motor vehicle rentals, corporation franchise taxes, piped natural gas excise taxes, alcoholic beverage taxes, insurance taxes, estate taxes, tobacco products taxes, and other taxes, e.g., gift taxes, freight car taxes, and various privilege taxes.  A streamlined sales tax collection system has been adopted to improve collection efforts, particularly as to out-of-state catalog and internet sales.  The State receives other non-tax revenues which are also deposited in the General Fund.  The most important are federal funds collected by State agencies, university fees and tuition, interest earned by the State Treasurer on investments of General Fund moneys, and revenues from the judicial branch.  The proceeds from the motor fuel tax, highway use tax, and motor vehicle license tax are deposited in the Highway Fund and the Highway Trust Fund.

On September 21, 2001, the State General Assembly adopted a $14.5 billion budget for fiscal year 2001-2002.  Due to the need to increase revenues, the budget contained several new and increased taxes, including the following: a two-year half-cent increase in the statewide sales tax; a two-year increase to 8.25% of the income tax rate for taxable incomes of single and married individuals over $120,000 and $200,000, respectively; a 6% telecommunications tax on out-of-state long distance calls, with the tax on in-state long distance calls dropping from 6.5% to 6%; a 5% tax on satellite television; a 1% gross premiums tax for HMOs and Blue Cross/Blue Shield; and a 3% increase on liquor taxes.  Additionally, tuition for students attending the University of North Carolina was raised 9%.  The budget increased spending on education and human services while trimming 400 positions from the State’s payrolls.  The General Assembly included in the budget $25 million to reduce class size, $93 million for teacher bonuses, and another $44 million to help struggling students meet testing standards.  Teachers and school administrators received salary increases averaging close to 3%, while community college instructors and professional staff received a 1.25% salary increase.  Each state employee got a $625 raise.  The General Assembly provided $15 million for the One North Carolina Fund for the Governor to use to provide incentives in the recruitment of industries to the State.  The budget established a mental health trust fund and provided $47.5 million in funding to be used to renovate existing mental health and substance abuse facilities and to help patients move from institutional to community treatment.  The General Assembly set aside $181 million to replenish the depleted State Emergency Reserves and placed in reserve $125 million for the Repairs and Renovations Reserve Account and $40 million for the Clean Water Management Trust Fund.

Due to many factors, an overall budget shortfall in the General Fund for fiscal year 2001-2002 of $1.6 billion was projected.  The shortfall was primarily a result of an under-realization of budgeted revenues and an increase in Medicaid expenditures exceeding budgeted appropriations. In particular, State personal income tax collections in April 2002 were $595 million, which was over $250 million less than in 2001and over $350 million less than projected for the fiscal year 2001-2002 budget.  Overall, tax collections declined 6% from the previous fiscal year while the fiscal year 2001-2002 budget had projected a 4% revenue increase, a difference of 10 percentage points.  Medicaid expenditures were expected to exceed well over $100 million of budgeted appropriations. Both the under-realization of revenues and the increased Medicaid expenditures were attributed to

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the on-going national and regional economic recession, the severity of which was deepened by the impact of the September 11, 2001 terrorist attacks.

In response to the projected budgetary shortfall, the Governor invoked his constitutional authority to insure that the State would meet its constitutional requirement of a balanced budget by issuing Executive Order No. 19, which identified over $1.3 billion of resources available if needed to balance the budget.  Executive Order No. 19 reduced expenditures for use by State agencies and for capital improvement projects and transferred funds from General Fund reserves and non-General Fund receipts and reserves. Following the issuance of Executive Order No. 19, the Governor ordered the transfer of an additional $200 million from the previously established Hurricane Floyd relief fund and the Tobacco Trust Fund to cover any remaining budgetary shortfall for fiscal year 2001-2002.

As of the close of the 2001-2002 fiscal year, the General Fund reported a total fund balance of $393.9 million, with reserves of over $390 million and an unreserved fund balance of $3.8 million.  For fiscal year 2001-2002, the State experienced a shortfall in tax and non-tax receipts of $1.55 billion.  As with other state governments, the slowing national and state economy resulted in a general decline in tax collections.  Individual income taxes fell short by  over $1 billion, corporate income taxes by $177 million, sales and use taxes by $90.5 million, and franchise taxes by $192.7 million. Inheritance and capital gains taxes were similarly lower than budget expectations.  In an effort to meet the State constitutional mandate of balancing the General Fund budget, reductions of $789.2 million were implemented, with the remainder of the budget funded by $437.7 million of non-General Fund dollars, and $239.3 million transferred from the Savings Reserve account.

On September 20, 2002, the General Assembly adopted a $14.3 billion budget for fiscal year 2002-2003, a more than 2% reduction in the budget from the previous year but an increase of 4% over actual spending of $13.7 billion during last year’s fiscal crises.  The budget used $800 million in non-recurring revenue to fund ongoing expenses, including $333 million in reimbursements withheld from local governments. To replace that revenue, the General Assembly granted counties the authority to approve an additional half-cent local-option sales tax.  This budget included revenue growth of only 1.8% over last year, which was a far more conservative growth projection than had been used in past years.  The budget contained over $100 million in unidentified future cuts to be made by various State departments and agencies, and the heads of those departments and agencies were given additional management flexibility to cut programs.  The budget provided no raises for state employees but did grant 10 bonus vacation days.  Teachers and principals received career step raises.  The State Board of Education was required to cut $42 million from its budget, and appropriations for local partnerships with the Smart Start program were reduced by $20 million.  Nevertheless, the budget provided $26.8 million to reduce the student-teacher ratio in both kindergarten and first grade classrooms and $28 million to expand a voluntary pre-kindergarten program to prepare at-risk 4-year olds.  The budget for the children’s health insurance program, Health Choice, was increased by $7.7 million, while spending for area mental health programs was reduced by $3 million.  Three prison facilities were closed, and many positions with the Department of Correction were eliminated, including 23 chaplain positions.  The State’s public universities received full funding for enrollment growth, at $66.8 million, and $4.5 million in additional financial aid for students.  Individual campuses, however, shared the burden of a $50.2 million spending reduction statewide, amounting to 2.9% for each institution.  University tuition increased 8% for in-state students and 12% for out-of-state students.  The State’s community colleges received $9 million less than the year before, with more than half of the cuts to be determined by the system’s board.  Nevertheless, the 59-campus system also got a $52 million increase for enrollment growth.  Community college students also saw a tuition increase.

The conservative revenue growth projections used for the fiscal year 2002-2003 budget were more in line with actual revenues, which spared the State from a mid-year fiscal emergency for the first time in three years. As of the close of the 2002-2003 fiscal year, the General Fund reported a total fund balance of $603.9 million, with reserves of over $353 million and an unreserved fund balance of $250.5 million. Key factors improving the fiscal year-end General Fund balance were higher corporate income and sales tax collections, the accelerated repeal of local government reimbursements, increased transfers from other funds, and significant spending reductions by State agencies.  Additionally, the State received $136.9 million in federal fiscal relief in June 2003, which is the first of two equal flexible grant payments.  The second flexible grant payment of $136.9 million was received in October 2003.

On June 30, 2003, the General Assembly adopted a $14.8 billion budget for fiscal year 2003-2004.  Due to the current budget difficulties, the General Assembly made permanent a .5% State sales tax increase which was due

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to expire at the end of fiscal year 2002-2003.  Additionally, the fiscal year 2003-2004 budget reduced spending for positions, programs, and general administration at most levels of State government, including at the Departments of Agriculture, Labor, Environment and Natural Resources, Justice, Corrections, Cultural Resources, Insurance, Revenue, and the Administrative Office of the Courts.  Teachers received a pay increase averaging 1.81%, while other State employees received a one-time bonus of $550.  An initiative to reduce second grade class sizes received $25.3 million, and $96 million in projected bonuses under the State’s ABC’s plan was funded.  State and local boards of education found funding reduced for administrative positions and transportation costs, although an increase of $5 million was earmarked for funding low-wealth schools.  University tuition increased 5% for both in-state and out-of-state students, while community college tuition increased 3.2% for in-state students and 8.2% for out-of-state students.  The State university system received $46.6 million to fund the additional 518 positions needed to meet a projected 4.5% enrollment increase, while need-based financial aid increased by $5.1 million.  An additional $2.8 million was provided to increase aid for in-state students attending private colleges.  The community colleges also received $32 million in increased funding for staff and supplies to meet enrollment growth.  Funding was reduced for many services provided by the State Department of Health and Human Services, including reduced funding of inflationary increases for Medicaid providers and public agencies and cuts to the Smart Start child care program.  The fiscal year 2003-2004 budget increased funding to the Health Choice insurance program by $12.2 million.  Various licensing fees were also implemented for health and child care facilities.  The General Assembly set aside $150 million for the State Emergency Reserves and placed in reserve $50 million for the Repairs and Renovations Reserve Account and $12.5 million for the Mental Health Trust Fund; however, $38 million was cut from the Clean Water Management Trust Fund.

In December 2003, the Governor called a Special Session of the General Assembly at which the General Assembly appropriated $24 million for economic development.  The General Assembly also appropriated $20 million for the One North Carolina Fund, $4.1 million to the community college system for new and expanding industry training, and $20 million to the North Carolina Rural Economic Development Center.

The State ended fiscal year 2003-2004 with an over-collection of revenues of $242.4 million, which was 1.7% of the budgeted revenue forecast.  The major tax categories that exceeded the budgeted forecast were individual income, corporate income, and sales and use tax.  In addition, unexpended appropriation or reversions of $159 million were realized, and the State received $136.9 million in federal fiscal relief in October 2003.  As of June 30, 2004, the General Fund reported a total fund balance of $708.5 million, with reserves of over $419 million and an unreserved fund balance of $289.4 million.

On July 18, 2004, the General Assembly adopted a $15.9 billion budget for fiscal year 2004-2005. State workers received their first pay raises in three years — the greater of $1,000 or 2.5% of their current salaries. Teachers got an average raise of 2.5%. State university faculty  also received an average 2.5% raise, while community college faculty got a 4.5% raise. Retired State employees got a 1.7% cost of living adjustment. The budget provided public schools with over $50 million to hire up to 1,100 new teachers to reduce third-grade class sizes, $7.5 million to improve test scores in the State’s poorest school districts, and $9.1 million to add 2,000 students to the State’s More at Four pre-kindergarten program. Another $4 million was provided to hire 80 school nurses. $6.6 million was budgeted to provide health insurance for children of the working poor, $4 million was provided to hire 75 to 100 additional child abuse care workers, and $3 million was used to increase the foster care and adoption assistance reimbursements by $25 per child per month. Twenty-four independent, nonprofit community healthcare centers serving poor patients received $5 million, while $2 million was distributed among 100 shelters for domestic violence victims. $2.7 million was used to add over 1,400 prison beds at correctional facilities throughout the State. Another $8.6 million was used for economic development to fund the State Biotechnology Center in the Research Triangle Park, the Global TransPark in Kinston, and a Motorsports Testing and Research Center Complex near Charlotte. Another $30 million was allocated to a fund for underground storage tank cleanup.

The General Assembly also approved the issuance of $468 million in special indebtedness over two years to fund a cancer hospital, a cardiovascular center, a health promotion center, a genetics data center, and a pharmacy school at several State universities.  The funds will also be used to pay for several other projects at State universities and to preserve land for State parks and to protect land near military bases from encroachment.  The funds will also be used to build new juvenile detention facilities.  No more than $310 million of this special indebtedness may be issued during the 2004-2005 fiscal year.   The fiscal impact of the $468 million of special indebtedness on the

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General Fund is expected to be zero because of the annual transfer of revenue from other sources to the General Fund in an amount to cover the estimated debt service.  The debt service for the State universities projects and the juvenile detention facilities will be reimbursed from the special revenue funds known as the Health and Wellness Trust Fund and the Tobacco Trust Fund.  The debt service for the State parks projects is fully funded by the streams of revenue available to the special revenue funds known as the Parks and Recreation Trust Fund, the Natural Heritage Trust Fund, and the Clean Water Management Trust Fund.  The special indebtedness is non-voted debt that is generally secured only by an interest in State property being acquired or improved (e.g., certificates of participation and lease-purchase revenue bonds).  With this type of debt, there is no pledge of the State’s faith, credit, or taxing power to secure the debt, which is why voter approval is not required.  If the State defaulted on its repayments, no deficiency judgment could be rendered against the State, but the State property that serves as security could be disposed of to generate funds to satisfy the debt.  Failure to repay the debt would have negative consequences for the State’s credit rating.  Article 9 of Chapter 142 of the State’s General Statutes prohibits the issuance of special indebtedness except for projects specifically authorized by the General Assembly.  The use of alternative financing methods provides financing flexibility to the State and permits the State to take advantage of changing financial and economic environments.

In November 2004, the Governor announced that Dell, Inc. would build a computer manufacturing facility in the State.  Dell, a leading manufacturer and distributor of personal computers and related products, has now built and operates a state-of-the-art, 400,000 square-foot manufacturing and distribution facility in the Piedmont Triad region.  Dell currently has two other U.S. factories in Nashville, Tennessee and Austin, Texas.  The North Carolina General Assembly convened a one-day special session on November 4, 2004 and approved an economic incentive for computer manufacturing companies that, in the case of Dell, will provide up to $225 million in tax credits over the next fifteen years.  For each year in which Dell meets the required performance targets, the State will provide a grant equal to 75 percent of the State personal income withholding taxes derived from the creation of new jobs.

As of the close of the 2004-2005 fiscal year, the General Fund reported a total fund balance of $1.15 billion, with reserves of over $670 million and an unreserved fund balance of  $478.5 million.  The General Fund experienced higher than expected growth in tax revenue due to the improving economy and more than $250 million in one-time collection from a Voluntary Compliance Program undertaken by the State Department of Revenue.

On August 11, 2005, the General Assembly adopted a $17.2 billion budget for fiscal year 2005-2006. State workers received pay raises equaling the greater of $850 or 2% of their current salaries and one extra week of vacation. Teachers got an average raise of 2.24%. State community college faculty and professional staff got a 4.5% raise. Retired State employees received a 2% cost of living adjustment. The budget provided $9.48 billion for education, which is a 2.73% or $250 million increase over the previous year’s education budget. The budget funds education at the State’s K-12 schools, community colleges, and universities, including additional funding to cover the more than 35,000 new students enrolled in State public schools this year.  The budget dedicated close to $80 million to address the on-going Leandro school funding lawsuit by providing additional funding to low wealth schools districts, disadvantaged students, high school reforms, school-based family support teams, and teacher recruitment.  The budget provides $100 million for ABC bonuses for teachers and fully funds teacher assistant positions. More than $3.2 million is provided to expand Governor Mike Easley’s “Learn and Earn” program, which allows students the opportunity to graduate with a high school diploma and a college degree after just five years of study. The budget makes numerous investments in job creation efforts and provides funding for programs to attract new jobs to the State, including $4.5 million in additional funds for the Job Development Investment Grant program, $6 million for the One North Carolina Fund, and $20 million for the North Carolina Rural Center, which has helped create thousands of new jobs in rural communities and update water systems.  The budget also included $9 million for the Wilmington and Morehead City ports, $1 million in new funds for community college Small Business Centers, and $2.65 million for customized industry training, which will help employees and companies remain competitive in an ever-changing economy.

On August 30, 2005, North Carolina became the last state on the east coast to approve a lottery.  The net proceeds of the lottery will be used to further the goal of providing enhanced educational opportunities, to support public school construction, and to fund college and university scholarships.  The lottery legislation directs that 50% of the net proceeds be dedicated to pre-kindergarten and class-size reduction programs that have been implemented over the last five years.  Previously, such programs were funded by the General Fund.  The remaining net proceeds

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will be distributed to the Public School Building Capital Fund (40%) and the State Education Assistance Authority (10%).  Lottery ticket sales began in March 2006.

The State ended fiscal year 2005-2006 with a total General Fund balance of $1.77 billion, with reserves of over $1 billion and an unreserved fund of $749.4 million.  The General Fund experienced an over-collection of revenues of almost $1.1 billion resulting from conservative revenue estimates, higher employment levels, increased consumer spending, and large gains recognized in the housing and stock markets.

On July 6, 2006, the General Assembly adopted a $18.9 billion budget for fiscal year 2006-2007, which was signed by Governor Easley on July 11, 2006.  The budget cuts some taxes, spends more on education, and sets aside money for future crises.  Tax changes include capping the gas tax at current levels, reducing the State sales tax rate from 4.5% to 4.25% effective December, 1, 2006, and reducing the top income tax rate from 8.25% to 8.0% effective January 1, 2007.  In addition, a $195.2 million reduction in the transfer from the Highway Trust Fun to the General Fund is provided for fiscal year 2006-2007.  This would repay the $125 million one-time transfer from the Highway Trust Fund to the General Fund during the budget crisis in prior years, as well as the $80 million inflationary increase adopted in fiscal year 2002-2003.  The budget includes an average 8% pay increase for public school teachers in order to surpass the national average by fiscal year 2008-2009.  Additional funds are provided to expand the Disadvantaged School Supplemental Fund ($27.5 million), to provide additional supplements to small and low wealth counties ($41.9 million), and to expand middle and high school reform programs in order to improve graduation rates.  The budget provides increased access to higher education opportunities at the community college and university systems.  Monies are included for need-based financial aid, scholarships for nurses, professional training to recruit and retain quality teachers and principals, and several biotech and economic development initiatives.  In addition to the General Fund appropriation increases, the State’s new Education Lottery will provide proceeds for reduced class sizes, additional academic pre-K slots, school construction, and college scholarships for needy students.  Community college faculty and professional staff will receive a 6% salary increase and a 2% one-time bonus.  University faculty and professional staff will receive a 6% salary increase, and all other state employees will receive a 5.5% salary increase.  The budget also includes a 3.0% adjustment for retirees and makes a $30 million payment to the retirement system for the employer contribution that was not funded in fiscal year 2000-2001.

The fiscal year 2006-2007 budget solidifies the State as a leader in recruiting new business and growing existing businesses.  It includes $15 million for the One NC Fund which has resulted in the creation of 18,875 jobs and $2.4 billion in investment throughout the State. The adjustments also provide support for new and emerging companies through investments in the Small Business Innovation Research matching grant program ($5 million).  The budget includes human services increases for child care subsidies ($27.5 million), community capacity enhancement ($16 million), and fund for the Mental Health Trust Fund ($14.4 million) to assist with mental health reform programs.  Additional funds are included for early intervention services ($7.1 million), adoption and foster care assistance ($10.2 million), and child welfare services.  The budget includes monies to enhance well water safety programs and to protect drinking water supplies.  Funds are provided for land conservation, forest development, and habitat protection programs.  It also includes funds for disease surveillance and detection programs to ensure a safe food supply.  The budget makes investments in improving the court system.  Funds are included to add core court personnel, including assistant district attorneys, deputy clerks, district court judges, and magistrates.  It also includes funds to improve emergency planning, response and recovery capabilities. The budget includes funding for priority health, public safety, education and economic development projects outlined in the State’s Capital Improvement Plan.  Projects include constructing a new public health lab and emergency operations center, expanding facilities at the UNC-Wilmington School of Nursing, UNC-Charlotte, and the N.C. State University Engineering Complex, adding two skilled care nursing homes for the State’s veterans, and expanding the State’s Museum of Art.  Finally, $222 million from the fiscal year 2005-2006 credit balance has been earmarked for the Repairs and Renovations Reserve Account.  The amended budget provides for a credit of $324 million to the Savings Reserve Account (Rainy Day Fund), thereby increasing the balance to $637 million. This amount brings the Savings Reserve Account balance to almost four percent of the 2005-2006 fiscal year operating budget.  The budget also directs $222 million to the Repair and Renovation Reserve and sets aside $20 million to the Disaster Relief Reserve for future disaster related expenditures.

The foregoing results are presented on a budgetary basis.  Accounting principles applied to develop data on a budgetary basis differ significantly from those principles used to present financial statements in conformity with

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generally accepted accounting principles.  For example, based on a modified accrual basis, the General Fund balance as of June 30, 2002 was negative $349 million; as of June 30, 2003 it was negative $167 million; as of June 30, 2004 it was negative $196.3 million; as of June 30, 2005 it was negative $78.8 million; and as of June 30, 2006 it was positive $1.925 billion.

Under the State’s constitutional and statutory scheme, the Governor is required to prepare and propose a biennial budget to the General Assembly.  The General Assembly is responsible for considering the budget proposed by the Governor and enacting the final budget, which must be balanced.  In enacting the final budget, the General Assembly may modify the budget proposed by the Governor as it deems necessary.  The Governor is responsible for administering the budget enacted by the General Assembly.

The State budget is based upon a number of existing and assumed State and non-State factors, including State and national economic conditions, international activity, federal government policies and legislation, and the activities of the State’s General Assembly.  Such factors are subject to change which may be material and affect the budget.  The Congress of the United States is considering a number of matters affecting the federal government’s relationship with the state governments that, if enacted into law, could affect fiscal and economic policies of the states, including North Carolina.

In 1998, the State, along with forty-five other states, signed the Master Settlement Agreement (“MSA”) with the nation’s largest tobacco companies to settle existing and potential claims of the states for damages arising from the use of the companies’ tobacco products.  Under the MSA, the tobacco companies are required to adhere to a variety of marketing, advertising, lobbying, and youth access restrictions, support smoking cessation and prevention programs, and provide payments to the states in perpetuity.  The amount that the State will actually receive from this settlement remains uncertain, but projections are that the state will receive approximately $4.6 billion through the year 2025.  In the early years of the MSA, participating states received initial payments that were distinct from annual payments. The initial payments were made for five years:  1998 and 2000 through 2003.  The annual payments began in 2000 and will continue indefinitely. However, these payments are subject to a number of adjustments including an inflation adjustment and a volume adjustment.  Some adjustments (e.g., inflation) should result in an increase in the payments while others (e.g., domestic cigarette sales volume) may decrease the payments.  Also, future payments may be impacted by continuing and potential litigation against the tobacco industry and changes in the financial condition of the tobacco companies.  In 1999, the General Assembly approved legislation implementing the terms of the MSA in the State.  The Golden LEAF, Inc., a nonprofit foundation, was created to distribute half of the settlement funds received by the State.  The legislation directed that these funds be used for the purposes of providing economic impact assistance to economically affected or tobacco-dependent regions of the State.  However, the foundation’s share of the payments may be diverted by the General Assembly prior to the funds being received by the State Specific Account.  The foundation is reported as a discretely presented component unit.  In 2000, the State enacted legislation establishing the Health and Wellness Trust Fund and the Tobacco Trust Fund and created commissions charged with managing these funds.  Each fund will receive a quarter of the tobacco settlement payments.  The purpose of the Health and Wellness Trust Fund is to finance programs and initiatives to improve the health and wellness of the people of North Carolina. An eighteen-member Health and Wellness Trust Fund Commission will administer this fund. The primary purpose of the Tobacco Trust Fund is to compensate the tobacco-related segment of the State’s economy for the economic hardship it is expected to experience as a result of the MSA.  An eighteen-member Tobacco Trust Fund Commission will administer this fund.

The economic profile of the State consists of a combination of services, trade, agriculture, manufacturing, and tourism. Non-agricultural wage and salary employment accounted for approximately 3,992,100 jobs as of November 2006. The largest segment of jobs was approximately 1,312,00 in various service categories, followed by 735,300 in trade, transportation, and utilities, 679,100 in government, and 550,400 in manufacturing.  Based on November 2006 data from the United States Bureau of Labor Statistics, the State ranked eleventh among the states in non-agricultural employment, thirteenth in services employment, eleventh in trade employment, eighth in government employment, and ninth in manufacturing employment. According to the U.S. Department of Commerce, Bureau of Economic Analysis, per capita income in the State during the period from 1990 to 2005 grew from $17,295 to $30,336. Over a similar period, according to the North Carolina Employment Security Commission, the seasonally-adjusted labor force grew from 3,441,436 to 4,362,082, and it has undergone significant changes during this period, as the State has moved from an agricultural economy to a service and goods-producing economy. As reported by the North Carolina Employment Security Commission, the State’s seasonally-adjusted

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unemployment rate in November 2006 was 4.9% of the labor force, compared to the nationwide unemployment rate of 4.5% for the same period.

Agriculture is another basic element of the State’s economy.  In calendar year 2005, the State’s agricultural industry contributed over $68.3 billion to the State’s economy, and accounted for 20.3% of the State’s income.  Gross agricultural income was almost $8.3 billion in 2005, placing the State eighth in the nation in gross agricultural income and third in the nation in net farm income.  The poultry industry is the leading source of agricultural income in the State, accounting for approximately 36.6% of gross agricultural income in 2005, followed by the pork industry at approximately 25.4%, nursery and greenhouse products at approximately 11.8%, and the tobacco industry at approximately 4.98%, a drop of 34.3% from 2004.  According to the State Commissioner of Agriculture, the State ranks first in the nation in the production of all tobacco, flue-cured tobacco, and sweet potatoes, second in hog production, turkeys, cucumbers for pickles, and Christmas tree production, and third in poultry and egg products and trout.

A significant military presence in the State contributes further to the diversity of the State’s economic base.  Over 6% of the State’s 2004 Gross State Product (total goods and services), or $18.1 billion, is attributed to the military sector in the State.  The major military installations in the State are Camp Lejuene Marine Corps Base, New River Air Station, Fort Bragg Army Base, Pope Air Force Base, Cherry Point Marine Corps Air Station, and Seymour Johnson Air Force Base.  The State has created a task force, headed by the Lieutenant Governor, to assist the federal Base Realignment and Closure Commission (the “BRAC Commission”) in reviewing proposed realignments and closures of federal military bases.  The BRAC Commission completed its review and submitted its recommendations to the President on September 8, 2005, which became law on November 9, 2005.  The BRAC Commission recommended the closure of two reserve military centers and the realignment of six other military bases in the State.  The impact on area employment for the State was minimal.

The following are cases pending in which the State faces the risk of either a loss of revenue or an unanticipated expenditure.  In the opinion of the Department of State Treasurer after consultation with the State Attorney General, an adverse decision in any of these cases would not materially adversely affect the State’s ability to meet its financial obligations.

1.             Hoke County et al. v. State of North Carolina, et al. (formerly Leandro, et al. v. State of North Carolina and State Board of Education) —  Funding of Public Education.  In 1994, students and boards of education in five counties in the State filed suit requesting a declaration that the public education system of North Carolina, including its system of funding, violates the State constitution by failing to provide adequate or substantially equal educational opportunities, by denying due process of law, and by violating various statutes relating to public education.  Five other school boards and students intervened and alleged claims for relief on the basis of the high proportion of at-risk and high-cost students in their counties’ systems.  The suit is similar to a number of suits in other states, some of which resulted in holdings that the respective systems of public education funding were unconstitutional under the applicable state law.

The State filed a motion to dismiss, which was denied.  On appeal the State Supreme Court upheld the present funding system against the claim that it unlawfully discriminated against low wealth counties but remanded the case for trial on the claim for relief based on the Court’s conclusion that the constitution guarantees every child the opportunity to obtain a sound basic education.  The trial on the claim of one plaintiff’s county was held in the Fall of 1999.  In rulings issued in the Fall of 2000 and Spring of 2001, the trial court concluded that at-risk children in the State are constitutionally entitled to such pre-kindergarten educational programs as may be necessary to prepare them for higher levels of education, and ordered an investigation into why certain school systems succeed without additional funding.  Following the State’s filing of an appeal of these rulings, the trial court re-opened the trial and called additional witnesses in the Fall of 2001.

On April 4, 2002, the trial court issued its final order in the case, reaffirming its prior rulings and finding that the State must take all necessary actions to provide each child with the “sound basic education” guaranteed by the State Constitution.  The trial court’s order directed the State to provide written reports every 90 days on the steps it has taken to comply with the order.  On July 30, 2004, the State Supreme Court affirmed the majority of the trial court’s orders, thereby directing the executive and legislative branches to take corrective action necessary to ensure that every child has the opportunity to obtain a sound, basic education.  The Supreme Court did agree with the State

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that the trial court exceeded its authority in ordering pre-kindergarten programs for at-risk children.  The State is now undertaking measures to respond to the trial court’s directives.  The magnitude of State resources which may ultimately be required cannot be determined at this time; however, the total cost could exceed $100 million.

2.             N.C. School Boards Association, et al. v. Richard H. Moore, State Treasurer, et al. — Use of Administration Payments.  On December 14, 1998, plaintiffs, including the county school boards of Wake, Durham, Johnston, Buncombe, Edgecombe, and Lenoir Counties, filed suit requesting a declaration that certain payments to State administrative agencies must be distributed to the public schools on the theory that such amounts are fines which under the North Carolina Constitution must be paid to the schools.  The trial court ruled in favor of plaintiffs on December 14, 2001.

In its order, the trial court concluded that specifically identified monetary payments assessed and collected by state agencies are civil fines or penalties whose disposition is controlled by Article IX, Section 7 of the State Constitution.  The trial court also concluded the statutes under which these funds are distributed are “unconstitutional and void” to the extent they provide that the money is to “go to agencies or for purposes other than the public schools.”  Based upon these conclusions of law, the trial court directed the “clear proceeds” of the affected civil fines and penalties be remitted to the public schools.

The trial court also declared “unconstitutional and void” the portions of the State Civil Penalty and Forfeiture Fund and the State School Technology Fund which operate to collect in a central fund and equitably distribute civil fines and penalties to the State’s school system for the purpose of supporting local school technology plans.  The order required state agencies to remit civil fines and penalties directly to the local board(s) of education in the county in which the violation leading to the payment occurred for use in the board(s) discretion.

Finally, the trial court determined a three-year statute of limitations applies, allowing the order to be enforced retroactively from the date the civil action was filed to include all affected civil fines and penalties collected by State agencies since December 1995.  However, the court stayed the operation and enforcement of the order pending appeal.  On appeal, the State Court of Appeals rendered a decision in September 2003 mostly favorable to the State.  Further appeal was made to the State Supreme Court, which on July 1, 2005 affirmed in part and reversed in part the decision of the State Court of Appeals and concluded that a majority of the funds in dispute are civil penalties required to be paid into the Civil Penalty and Forfeiture Fund for the benefit of public schools.  The trial court will soon schedule hearings to determine the amount owed retroactively to January 1, 1996.  Based upon information supplied by the defendant State agencies, the amount owed could be as much as $770 million.  The case is now pending before the trial court while the parties discuss a negotiated settlement.

3.             Southeast Compact Commission — Disposal of Low-Level Radioactive Waste.  North Carolina and seven other southeastern states created the Southeast Interstate Low-Level Radioactive Waste Management Compact to plan and develop a site for the disposal of low-level radioactive waste generated in the member states.  North Carolina was assigned responsibility for development of the first disposal site, with costs to be distributed equitably among the Compact members.  In 1997, the Compact Commission discontinued funding of the development of the North Carolina site, alleging that the State was not actively pursuing the permitting and development of the proposed site.  North Carolina withdrew from the Compact in 1999.  The Compact subsequently petitioned the United States Supreme Court to allow the filing of its complaint against the State demanding repayment of $80 million of Compact payments expended on the permitting of the site, plus $10 million of future lost income, interest, and attorneys’ fees.  The United States Supreme Court denied the Compact’s petition in August 2001.  On August 5, 2002, the Compact, with the addition of four member states as plaintiffs, filed a new motion requesting the United States Supreme Court to accept the claim under its original jurisdiction.  On June 16, 2003, the United States Supreme Court accepted jurisdiction of the case, and the State filed an answer and motion to dismiss.  On November 17, 2003, the motion to dismiss was denied, and the United States Supreme Court appointed a special master with authority to determine when additional pleadings will be filed in the case.  The Special Master heard oral arguments on dispositive motions filed by both sides on September 3, 2004, and in September 2006 allowed the North Carolina’s motions as to several claims.  The parties will continue to litigate the remaining claims.

4.             Philip Morris USA Inc. v. Tolson — Refund of Corporate Income Tax. On June 13, 2000, Philip Morris filed an action for a refund of approximately $30 million in corporate income taxes paid for 1989

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through 1991.  An order of the Augmented Tax Review Board in the 1970’s allowed it to apportion its income under a modified formula, which included a more favorable property factor.  When the law changed in 1989 to move to double weighting of the sales factor, Philip Morris incorporated this change into its formula.  The Board’s order did not permit double weighting.  Philip Morris argued that the principle of in pari materia required incorporation of the amendment, and that failure to allow double weighting violated the equal protection and separation of powers clauses.  The Wake County Superior Court ruled that Philip Morris was required to use the formula approved by the Board without double weighting the sales factor unless the statutory formula (without the modified property factor) produced a more favorable result.  Philip Morris appealed this ruling to the State Court of Appeals, which issued a unanimous opinion affirming the decision of the trial court on March 7, 2006.  Philip Morris has filed a notice of appeal and a petition for discretionary review with the State Supreme Court.

5.             State Employees Association of North Carolina v. State of North Carolina; Stone v. State of North Carolina – Diversion of Employer’s Retirement System Contribution.  On May 22, 2001, SEANC filed an action demanding repayment of approximately $129 million in employer retirement contributions to the State retirement system.  The Governor withheld, and subsequently used, the withheld funds under his constitutional authority to balance the State budget.  The trial court dismissed the action on May 23, 2001 for lack of standing, among other things.  Plaintiffs appealed to the State Court of Appeals, and on December 3, 2002, the Court of Appeals affirmed the trial court’s dismissal of the action for lack of standing.  On June 13, 2003, the State Supreme Court reversed the lower courts on the issue of standing and remanded the case back to the Court of Appeals for further consideration.  The Court of Appeals remanded the case to the trial court without opinion and without considering any remaining issues.  It is currently pending in the trial court, but nothing of any significance has happened since remand.

In June 2002, the Stone case was filed on behalf of individual State employees and retirees seeking repayment of the withheld employer contribution and a prohibition against future diversions.  A class comprised of all members of the retirement system has been certified and the case is proceeding through class notification and toward trial.  On September 6, 2006, the trial court issued an interlocutory order in response to cross-motions for summary judgment.  The trial court’s order found the diversion of funds to be in violation of the State Constitution, but did not direct any repayment of funds.

6.             Goldston, et al. v. State of North Carolina, et al. – Diversion of Highway Trust Funds.  On November 14, 2002, a former Secretary of the Department of Transportation and a retired State Senator sued the Governor and the State for using Highway Trust Fund money in the State’s General Fund.  The Governor’s Executive Order No. 19 transferred $80 million from the Highway Trust Fund to the General Fund for purposes of balancing the State budget.  Also, the General Assembly in its 2002 Special Session authorized this transfer and the transfer of an additional $125 million during fiscal year 2003 in the form of a loan to be repaid with interest through 2009.  The suit alleges that these actions are unlawful and unconstitutional and requests a declaration that taxes collected for purposes of Highway Trust Fund expenditures cannot be used for other purposes.  Summary judgment was granted in favor of the State on all issues, and Plaintiffs appealed.  In a unanimous decision filed September 20, 2005, the State Court of Appeals affirmed the granting of summary judgment in favor of the State.  Plaintiffs filed a petition for discretionary review with the State Supreme Court, which agreed on March 3, 2006 to review a portion of the decision of the State Court of Appeals.  On December 15, 2006, the State Supreme Court reversed the lower courts on the issue of standing and remanded the case for further proceedings by the trial court.

7.             Diana Coley, et al. v. State of North Carolina, et al. (formerly Edward N. Rodman, et al. v. State of North Carolina, et al). – Retroactive Income Tax Rates.  On April 25, 2003, Plaintiffs filed suit against the State and the Secretary of Revenue challenging the constitutionality of retroactively applying the 2001 increase in the highest rate of North Carolina’s state income tax to the entire 2001 tax year. Plaintiffs seek refunds, for themselves and a proposed class of similarly situated taxpayers, of all taxes paid for the year 2001 in excess of the prior 7.75% maximum rate, on the theory that a retroactive mid-year tax increase violates the State and federal constitutions. Plaintiffs claim the total amount of taxes involved exceeds $76 million, plus interest.  On June 30, 2004, the trial court granted summary judgment in favor of the State on all issues.  Plaintiffs appealed, and on October 4, 2005, the State Court of Appeals affirmed the granting of summary judgment in favor of the State.  Plaintiffs further appealed to the State Supreme Court, which affirmed on June 30, 2006 the decisions of the lower courts.  A petition for rehearing was denied on August 17, 2006.

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8.             DirecTV, Inc. and EchoStar Satellite Corp. v. State of North Carolina et al. – Refund of Sales Tax.  On September 30, 2003, DirecTV and Echostar filed an action for a $32 million refund of State sales tax paid.  The State General Assembly recently enacted a provision to impose the sales tax on satellite TV service providers.  Plaintiffs claim this tax, which is not imposed on cable television providers, is unconstitutional in that it violates the Commerce Clause (because it is discriminatory and not fairly related to benefits provided by the State), the equal protection clause and North Carolina’s uniformity of taxation constitutional requirement.  It is the State’s position that although cable providers are not subject to this tax, they are subject to city and county franchise taxes.  The tax on satellite companies was enacted to equalize the tax burden on these various forms of entertainment.  The case has been designated as exceptional under the State’s Rules of Civil Procedure.  The parties’ cross-motions for summary judgment were argued in May 2005, and on June 3, 2005, the trial court granted summary judgment in favor of the State.  Plaintiffs appealed to the State Court of Appeals, which on August 1, 2006 unanimously affirmed the trial court’s decision.

9.             Lessie J. Dunn, et al. v. State of North Carolina, et al. – Tax on Non-State Municipal Bonds.  On February 9, 2004, Plaintiffs, on behalf of a class of all others similarly situated, filed suit alleging that the State’s imposition and collection of State income tax on interest received by certain taxpayers on municipal bonds issued by non-North Carolina State and local governments constitutes a violation of the Commerce Clause of the United States Constitution.  A similar case recently filed in Ohio was ultimately unsuccessful.  The trial court granted class certification on June 14, 2005.  The State appealed to the State Court of Appeals as to the composition of the class.  On October 17, 2006, the State Court of Appeals unanimously affirmed the trial court’s class certification.

10.          State of North Carolina v. Philip Morris, Inc., et al. – Master Settlement Agreement (“MSA”) Payments.  On April 20, 2006, the State filed a Motion for Declaratory Order in the State Business Court against defendants Philip Morris, Inc., R.J. Reynolds Tobacco Company, and Lorillard Tobacco Company seeking a declaration that:  (1) in 2003, the State continuously had a qualifying statute in full force and effect and “diligently enforced” its provisions throughout that year in accordance with the MSA; (2) the State is not subject to a Non-Participating Manufacturers’ Adjustment for 2003; and (3) defendants are obligated not to withhold or pay into a disputed payments account any payments due, or seek any offset of any payments made, on the basis that the State is subject to a Non-Participating Manufacturers’ Adjustment for 2003.  Defendants filed a motion to compel arbitration of this case pursuant to the terms of the MSA.  On December 4, 2006, the State Business Court granted Defendants’ motion and ordered the parties to submit their dispute to an arbitration panel.  Further litigation was stayed pending the outcome of the arbitration.  The State may be unable to recover a portion of 2006’s MSA payment if it does not prevail in this litigation.

11.          Wal-Mart Stores East, Inc. v. Tolson – Refund of Corporate Income Tax.  On March 17, 2006, Wal-Mart filed a complaint seeking a refund of over $30 million in corporate income taxes.  The case challenges the authority of the State’s Secretary of Revenue to require Wal-Mart to file a “combined return” on various statutory and constitutional grounds.  Wal-Mart has filed a motion to designate the case as exceptional, and the senior resident superior court judge for Wake County has recommended that it be so designated.  The State has filed a motion to dismiss under Rule 12(b)(6) and Wal-Mart has filed a motion for summary judgment.  A hearing was held on these motions on August 31, 2006.

12.          Petroleum Traders Corporation (PTC) v. State – Refund of E-Procurement Fees.  On July 19, 2006, Petroleum Traders Corporation (PTC) filed an action for declaratory judgment seeking a declaration that the State’s e-procurement fee is a tax and is unconstitutional under provisions of the State and federal Constitutions.  PTC claims to have itself paid over $1 million in e-procurement fees and seeks to have the action proceed as a class action, allegedly involving potential refunds in excess of $100 million.  The State has moved to dismiss the complaint, and the motion is expected to be heard this year.

The State is also involved in numerous other claims and legal proceedings, many of which normally occur in governmental operations.  A review of the status of outstanding lawsuits involving the State by the State Attorney General did not disclose any other proceedings that are expected to have a material adverse effect on the financial position of the State.

In its 1996 Short Session, the North Carolina General Assembly approved State general obligation bonds in the amount of $950 million for highways and $1.8 billion for schools.  These bonds were approved by the voters of

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the State in November 1996.  In March 1997, the State issued $450 million of the authorized school bonds.  In November 1997, the State issued $250 million of the authorized highway bonds.  In April 1998, the State issued an additional $450 million of the authorized school bonds.  In April 1999, the State again issued an additional $450 million of the authorized school bonds.  In September 2000, the State issued an additional $295 million of the authorized school bonds, and another $100 million of the authorized school bonds were issued in March 2001.  In May 2002, the State issued the final $55 million of the authorized school bonds.  In November 2003, the State issued an additional $400 million of the authorized highway bonds.  The remaining $300 million of the authorized highway bonds were issued by the State in September 2004.

On November 3, 1998, North Carolina voters approved the issuance of $800 million in clean water bonds and $200 million in natural gas facilities bonds.  The clean water bonds provide grants and loans for needed water and sewer improvement projects for the State’s municipalities, and fund programs to reduce pollution in the State’s waterways.  The natural gas bonds provide grants, loans and other financing for local distribution companies or state or local government agencies to build natural gas facilities, in part to help attract industry to the State’s rural regions.  In September 1999, the State issued a total of $197.4 million of authorized clean water bonds and natural gas facilities bonds, $177.4 million of which were a combination of clean water bonds ($172.4 million) and natural gas facilities bonds ($5 million) and $20 million of which were solely natural gas facilities bonds.  In October 1999, the State issued an additional $2.6 million of the authorized clean water bonds.  In September 2000, the State issued an additional $5 million of the authorized natural gas facilities bonds.  In March 2001, the State issued an additional $30 million of the authorized clean water bonds.  In March 2002, the State issued an additional $204.4 million of the authorized clean water bonds and an additional $35 million of the authorized natural gas facilities bonds.  In April 2002, the State issued an additional $10.6 million of the authorized clean water bonds.  In December 2002, the State issued an additional $18.8 million of the authorized clean water bonds and an additional $50 million of the authorized natural gas facilities bonds.  In January 2003, the State issued an additional $2.9 million of the authorized clean water bonds.  In April 2003, the State issued an additional $33 million of the authorized natural gas facilities bonds.  In May 2003, the State issued an additional $3.65 million of the authorized clean water bonds. In March 2004, the State issued an additional $36 million of the authorized natural gas facilities bonds.  The remaining $16 million of the authorized natural gas facilities bonds were issued by the State in January 2005.

On November 7, 2000, North Carolina voters approved the issuance of $3.1 billion in general obligation higher education bonds to finance improvements to the facilities of the 16 public universities and 59 community colleges in the State.  In March 2001, the State issued $250 million of the authorized higher education bonds.  In May 2002, the State issued an additional $300 million of the authorized higher education bonds.

In March 2003, the State issued bonds representing a consolidation of the clean water bonds and the higher education bonds in the approximate amount of $320 million.  In April 2003, the State issued approximately $283.3 million of additional consolidated public improvement bonds.  These two issuances consisted of a total of $38.4 million of the clean water bonds and $564.9 million of the higher education bonds. In March 2004, the State issued approximately $707.9 million of additional consolidated public improvement bonds.  This issuance consisted of a total of $90.8 million of the clean water bonds and $617.1 million of the higher education bonds.  An additional $15.255 million of the clean water bonds was issued separately by the State in March 2004.  In January 2005, the State issued $705.5 million of additional consolidated public improvement bonds, consisting of a total of $41 million of the clean water bonds and $664.5 million of the higher education bonds.  In March 2006, the State issued an additional $70 million of the authorized clean water bonds, and in June 2006, the State issued an additional $300 million of the authorized higher education bonds.  A total of almost $99.3 million of the authorized clean water bonds remains unissued, and a total of approximately $403.5 million of the authorized higher education bonds remains unissued.

In addition, the State refinanced over $1.8 billion of its existing debt in the years 2002 through June 2005 to improve cash flow and to take advantage of lower interest rates by reducing its future debt service payments.

Hurricane Isabel came ashore near Ocracoke on the Outer Banks of the State on September 18, 2003. The storm hammered the fragile Outer Banks and raked across the northeastern portion of the State, causing widespread destruction to homes, businesses, and farms.  47 of the State’s 100 counties were declared disaster areas.  The State Department of Agriculture reported that damage to crops, livestock, and farm structures in the State exceeded $152 million.  Damage to timber in the State was estimated at $565 million, with more than 833,000 acres sustaining

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some level of damage. By the end of December 2003, more than $155 million in federal and State disaster assistance to individuals, households, local governments, and private nonprofits had been approved. The federal government covered 75 percent of the costs; the State paid the other 25 percent.

The State suffered the effects of six tropical weather systems in 2004.  In August, Hurricanes Alex, Bonnie, and Charley caused flooding and widespread power outages in eastern North Carolina.  In September, Hurricanes Frances, Ivan, and Jeanne devastated central and western North Carolina with torrential rainfall that spawned flash flooding and numerous debris flows, including mudslides and rock falls.  Only Hurricanes Frances and Ivan have met the criteria necessary to achieve a Federal Disaster Declaration, while Hurricanes Alex, Bonnie, Charley, and Jeanne met the criteria necessary for a State Disaster Declaration.  These storms caused over $230 million in damages that are eligible for state and federal governmental assistance.  The State’s share is approximately $90 million.  In order to match federal funds available to the State for federal disaster recovery services, the Governor ordered State agencies to revert 0.75 percent of their 2004-05 budgets to provide $120 million for storm relief.

Currently, Standard & Poor’s and Fitch both rate the State’s general obligation bonds as AAA.  On August 19, 2002, Moody’s downgraded the State’s general obligation bonds from Aaa, its highest rating, to Aa1 with stable outlook, one step below Aaa.  Moody’s cited the State’s “continued budget pressure, its reliance on non-recurring revenues, and its weakened balance sheet” as reasons for this downgrade.  This represented the first time since 1960 that the State had less than a AAA rating on its general obligation bonds.  In September 2004, Moody’s revised the State’s outlook from stable to positive and noted the following:

“This rating reflects the State’s slowly stabilizing economy, its improving tax revenues, its conservative debt policy, and its effective financial management.  While general fund balances remain negative, flexible cash reserves outside the general fund are ample, and pension funding is exceptionally strong.  Moody’s expects that the state will continue to take actions to restore structural balance and rebuild reserves.”

On January 12, 2007, State Treasurer Richard Moore announced that Moody’s has upgraded the State’s bond rating once again to its highest rating, Aaa.  North Carolina is one of only seven states to enjoy top-tier bond ratings from all three of the rating agencies.  At his announcement, Treasurer Moore stated that “This upgrade by Moody’s reflects the sound financial management that is such a hallmark of our state.  The superior ratings from all three agencies are evidence of the confidence the market has in our state and in our bonds.”

Special Considerations Regarding Investment in Virginia State-Specific Obligations.  The Virginia State-Specific Money Market Portfolio will invest primarily in Virginia State-Specific Obligations.  For this reason, the Portfolio is affected by political, economic, regulatory or other developments that constrain the taxing, revenue-collecting and spending authority of Virginia issuers or otherwise affect the ability of Virginia issuers to pay interest, principal or any premium.  The following information constitutes only a brief summary of certain of these developments and does not purport to be a complete description of them.  The information has been obtained from recent official statements prepared by the Commonwealth of Virginia relating to its securities, and no independent investigation has been undertaken to verify its accuracy.  Moreover, the information relates only to the state itself and not to the numerous special purpose or local government units whose issues may also be held by the Portfolio.  The credits represented by such issues may be affected by a wide variety of local factors or structuring concerns, and no disclosure is made here relating to such matters.

The rate of economic growth in the Commonwealth of Virginia has increased steadily over the past decade.  Per capita income in Virginia has been consistently above national levels during that time.  The services sector in Virginia generates the largest number of jobs, followed by wholesale and retail trade, state and local government and manufacturing.  Because of Northern Virginia, with its proximity to Washington, D.C., and Hampton Roads, which has the nation’s largest concentration of military installations, the federal government has a greater economic impact on Virginia relative to its size than any state other than Alaska and Hawaii.  As a result of the 2005 Defense Base Realignment and Closure Commission (“BRAC”) final recommendations, released on September 8, 2005, more than 100,000 defense-related jobs will be moved in, out, or between installations in Virginia.  Four regional working groups of federal, state, local and community leaders have been appointed to address the transition to the new deployment plan recommended by the BRAC Commission.

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According to statistics published by the U.S. Department of Labor, Virginia typically has one of the lowest unemployment rates in the nation.  This is generally attributed to the balance among the various sectors represented in the economy.  Virginia is one of twenty-one states with a right-to-work law and is generally regarded as having a favorable business climate marked by few strikes or other work stoppages.  Virginia is also one of the least unionized among the industrialized states.  While overall employment has shown growth over the last five years, years 2001-03 saw little or no job growth, at 0.0%, -0.6% and 0.08% respectively.  However, in fiscal years 2004 and 2005, Virginia’s nonagricultural employment level were 3,583,700 and 3,668,200, these were increases of 2.5% and 2.4% over the previous fiscal years.  This renewed job growth was aided by strong growth in the sectors of technology, business and professional services, defense contracting, construction and tourism.

Virginia’s state government operates on a two-year budget.  The Constitution vests the ultimate responsibility and authority for levying taxes and appropriating revenue in the General Assembly, but the Governor has broad authority to manage the budgetary process.  Once an appropriation act becomes law, revenue collections and expenditures are constantly monitored by the Governor, assisted by the Secretary of Finance and the Department of Planning and Budget, to ensure that a balanced budget is maintained.  If projected revenue collections fall below amounts appropriated at any time, the Governor must reduce expenditures and withhold allotments of appropriations (other than for debt service and other specified purposes) to restore balance.  Virginia law provides that up to 15% of a general fund appropriation to an agency may be withheld if required.  An amendment to the Constitution, effective January 1, 1993, established a Revenue Stabilization Fund.  This Fund is used to offset a portion of anticipated shortfalls in revenues in years when appropriations based on previous forecasts exceed expected revenues in subsequent forecasts.  The Revenue Stabilization Fund consists of an amount not to exceed 10% of Virginia’s average annual tax revenues derived from taxes on income and retail sales for the three preceding fiscal years.

General Fund revenues are principally comprised of direct taxes.  In recent fiscal years, most of the total tax revenues have been derived from five major taxes imposed by Virginia on individual and fiduciary income, state sales and use, corporate income, deeds, contracts, wills and suits and premiums of insurance companies.  Historically, balances in the General Fund have decreased in some years, for example in fiscal years 1995, 2001, 2002 and 2003, and have increased at varying rates in other years, such as fiscal years 1996, 1997, 1998, 1999, 2000 2004, 2005 and 2006.  In fiscal year 2006, the General Fund revenues and other sources exceeded expenditures and other uses by $1024.7 million, resulting in a 54.9% increase in the General Fund balance over fiscal year 2005.  Overall revenue increased by 8.7% and non-tax revenues decreased by 15.9%. The fiscal year 2006 amounts are unaudited.  Overall expenditures rose by a rate of 7.1% in fiscal year 2006, compared to a 14.0% increase in fiscal year 2005.

In September 1991, the Debt Capacity Advisory Committee was created by the Governor through an executive order.  The committee is charged with annually estimating the amount of tax-supported debt that may prudently be authorized, consistent with the financial goals, capital needs and policies of Virginia.  The committee annually reviews the outstanding debt of all agencies, institutions, boards and authorities of Virginia for which Virginia has either a direct or indirect pledge of tax revenues or moral obligation.  The Committee provides its recommendations on the prudent use of such obligations to the Governor and the General Assembly.

The Constitution of Virginia prohibits the creation of debt by or on behalf of Virginia that is backed by Virginia’s full faith and credit, except as provided in Section 9 of Article X.  Section 9 of Article X contains several different provisions for the issuance of general obligation and other debt, and Virginia is well within its limit for each:

Section 9(a) provides that the General Assembly may incur general obligation debt to meet certain types of emergencies; subject to limitations on amount and duration, to meet casual deficits in the revenue or in anticipation of the collection of revenues of Virginia; and to redeem a previous debt obligation of Virginia.  Total indebtedness issued pursuant to Section 9(a)(2) may not exceed 30% of an amount equal to 1.15 times the annual tax revenues derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts for the preceding fiscal year and such debt shall mature within 12 months from the date such debt is incurred.

Section 9(b) provides that the General Assembly may authorize the creation of general obligation debt for capital projects.  Such debt is required to be authorized by an affirmative vote of a majority of each house of the General Assembly and approved in a statewide election.  The outstanding amount of such debt is limited to an

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amount equal to 1.15 times the average annual tax revenues derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts for the three preceding fiscal years less the total amount of bonds outstanding.  The amount of 9(b) debt that may be authorized in any single fiscal year is limited to 25% of the limit on all 9(b) debt less the amount of 9(b) debt authorized in the current and prior three fiscal years.

Section 9(c) provides that the General Assembly may authorize the creation of general obligation debt for revenue-producing capital projects for executive branch agencies and institutions of higher learning (so-called “double-barrel” debt).  Such debt is required to be authorized by an affirmative vote of two-thirds of each house of the General Assembly and approved by the Governor.  The Governor must certify before the enactment of the authorizing legislation and again before the issuance of the debt that the net revenues pledged are expected to be sufficient to pay principal of and interest on the debt.  The outstanding amount of 9(c) debt is limited to an amount equal to 1.15 times the average annual tax revenues derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts for the three preceding fiscal years.  While the debt limits under Sections 9(b) and 9(c) are each calculated as the same percentage of the same average tax revenues, these debt limits are separately computed and apply separately to each type of debt.

Section 9(d) provides that the restrictions of Section 9 are not applicable to any obligation incurred by Virginia or any of its institutions, agencies or authorities if the full faith and credit of Virginia is not pledged or committed to the payment of such obligation.  There are currently outstanding various types of such 9(d) revenue bonds.  Certain of these bonds, however, are paid in part or in whole from revenues received as appropriations by the General Assembly from general tax revenues, while others are paid solely from revenues of the applicable project.  The repayment of debt issued by the Virginia Public Building Authority, the Virginia College Building Authority 21st Century College and Equipment Program, the Innovative Technology Authority, the Virginia Biotechnology Research Park Authority and several other long-term capital leases or notes have been supported in large part by General Fund appropriations.

The Commonwealth Transportation Board is a substantial issuer of bonds for highway projects.  These bonds are secured by and are payable from funds appropriated by the General Assembly from the Transportation Trust Fund for such purpose.  The Transportation Trust Fund was established by the General Assembly in 1986 as a special non-reverting fund administered and allocated by the Transportation Board to provide increased funding for construction, capital and other needs of state highways, airports, mass transportation and ports.  The Virginia Port Authority has also issued bonds that are secured by a portion of the Transportation Trust Fund.

Virginia is involved in numerous leases that are subject to appropriation of funding by the General Assembly.  Virginia also finances the acquisition of certain personal property and equipment through installment purchase agreements.

Bonds issued by the Virginia Housing Development Authority, the Virginia Resources Authority and the Virginia Public School Authority are designed to be self-supporting from their individual loan programs.  A portion of the Virginia Housing Development Authority bonds, Virginia Public School Authority bonds and the Virginia Resources Authority bonds are secured in part by a moral obligation pledge of Virginia.  Should the need arise, Virginia may consider funding deficiencies in the respective debt service reserves for such moral obligation debt but the General Assembly is not legally required to make any appropriation for such purpose.  To date, none of these authorities has advised Virginia that any such deficiencies exist.

As of June 30, 2005, local government in Virginia was comprised of 95 counties, 39 incorporated cities, and 190 incorporated towns.  Virginia is unique among the several states in that cities and counties are independent, and their land areas do not overlap.  The largest expenditures by local governments in Virginia are for education, but local governments also provide other services such as water and sewer, police and fire protection and recreational facilities.  The Virginia Constitution imposes numerous restrictions on local indebtedness, affecting both its incurrence and amount.

On December 17, 2004, Governor Warner presented his proposed amendments to the 2004 Appropriation Act (House Bill 1500/Senate Bill 700) (the “2005 Budget Bill”) which impacts spending in the current biennium and the one for the period July 1, 2005 to June 30, 2006.  The Governor’s objectives in the bill were to maintain the Commonwealth’s financial stability for the long term, continue efforts to reform the tax code, meet the

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Commonwealth’s ongoing commitment to fund core services, make focused investments that will pay measurable returns in the future and provide a major cash infusion for transportation and use innovative approaches to address Virginia’s transportation issues.

Fiscal year 2004 ended with a substantial surplus, most of which was committed and not available for on-going programs.  The total available general fund balance remaining at the end of FY 2004 was $769.5 million.  Taking into account the balance anticipated under the 2004 Appropriation Act of $273.9 million, $495.6 million dollars in net revenue is available for current expenditure.  The budget committed a total of $460.1 million primarily for capital and operating expense reappropriations, natural disaster costs, deposits to the water quality improvement fund, return of accelerated sales taxes, and transfer of lottery proceeds to local schools.

In order to achieve the Governor’s goal for financial stability, the 2005 Budget Bill added amounts to the Revenue Stabilization Fund to meet the constitutionally required deposit of $268.9 million in FY 2006 and provided for a supplemental deposit of $134.5 million in FY 2005.  These additional deposits will restore the balance of the Revenue Stabilization Fund to more than $800 million by the end of FY 2008.

To continue efforts to reform the tax code, the 2005 Budget Bill funded proposed legislation to implement the planned reduction in the sales tax on food on July 1, 2005, rather than having such deduction phased in over three years as provided for in current law.  The impact of this policy change is $99.1 million in fiscal year 2006.  The proposed budget would also further conform the Commonwealth’s tax code to federal tax law.

Efforts to fund core services included a net increase of $48.8 million in general fund dollars for the biennium for K-12 education, $54.8 million to provide a 3.0 percent salary increase for all public school employees and $12.9 million for additional student financial aid to keep college affordable for Virginians in light of recent tuition and fee increases.  A budget amendment for $1.5 million would increase the number of forensic science staff to mitigate rising caseloads and backlogs in the analysis of controlled substances, DNA, and latent prints evidence.  Included in this objective was also a three percent salary increase for all state employees.

The Governor’s focus on the future included amendment for K-12 and higher education, the Virginia Works program, an increase in judges for public safety and investments in technology.

The 2005 Budget Bill was considered by the 2005 General Assembly, which convened on January 12, 2005 and adjourned on February 27, 2005.  The 2005 Budget Bill, as amended by the General Assembly, was submitted to the Governor for this approval.  The Governor signed the amended bill and returned it to the General Assembly with thirty item vetoes for action at its one-day reconvened session held April 6, 2005.  The General Assembly upheld all but two of the Governor’s item vetoes.  The 2005 Budget Bill became law on May 4, 2005, as Chapter 951 of the 2005 Virginia Acts of Assembly (the “2005 Appropriation Act”).

On December 16, 2005, Governor Warner presented to the General Assembly amendments to the 2005 Appropriation Act affecting the remainder of the 2004-2006 biennium (House Bill 29/Senate Bill 29).  The proposed amendments included $1,699.4 million in general fund resources above those assumed in the 2005 Appropriation Act.  These resources included (i) a $1,214.3 million revision to the general fund forecast, (ii) a fiscal year 2005 unreserved balance of $570.0 million, and (iii) reductions in balances and transfers totaling $84.9 million.  The proposed amendments also included net increased spending of $461.3 million.  Major changes to general fund spending in the proposed amendments included $402.2 million in fiscal year 2006 for deposit to the Revenue Stabilization Fund to meet the Constitutional deposit needed due to fiscal year 2005 surplus general fund revenues and $56.6 million to be deposited to the Water Quality Improvement Fund.  The proposed amendments would leave $1,242.4 million to be carried forward into the next biennium as a beginning balance.

On January 24, 2006, Governor Kaine submitted executive amendments to HB 29/SB 29, the budget submitted by his predecessor for the remainder of the 2004-2006 biennium.  Net general fund revenue changes in Governor Kaine’s executive amendments included an additional $46.5 million.  Additional general fund spending items totaled $3.3 million.  Fiscal year 2006 general fund savings recommended in Governor Kaine’s proposed amendments totaled $8.0 million.

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On December 16, 2005, Governor Warner presented the Budget Bill (the “2006 Budget Bill”) for the 2006-2008 biennium, which begins July 1, 2006.  The Governor’s objectives with the bill were to continue Virginia’s financial stability for the long term, make targeted one-time investments that would provide future benefits without committing the Commonwealth to long-term funding obligations, and to maintain core services in K-12 education, capital outlay and maintenance, and public employee compensation.  The 2006 Budget Bill included $34,374.6 million from the general fund in base spending, and total general fund resources of $34,419.2 million.  Recommendations for new spending totaled $5,947.0 million, including $930.3 million for capital outlay funding.  General fund budget savings of $57.3 million were also recommended.  The 2006 Budget Bill included approximately $1,501.8 million in one-time general fund spending, including the $930.3 million for capital outlay, $339.0 million for transportation initiatives and $232.5 million for water quality improvements.

New spending items in the 2006 Budget Bill representing major investments in Virginia’s future included $305.1 million to support enrollment growth, base adequacy and research facilities at institutions of higher education; $232.5 million for a one-time additional investment in water quality programs; $624.5 million for transportation projects and programs; $107.1 million to invest in community-based mental health and mental retardation services; $11.0 million for the preservation of forestlands in Virginia through the purchase of almost 10,000 acres of forest property; $55.7 million to increase energy efficiency at state facilities throughout Virginia; $43.8 million as incentive payments to semiconductor manufacturers that have met employment and investment targets; and $4.2 million to stimulate economic development in rural areas by expanding access to broadband networks.

On January 24, 2006, Governor Kaine submitted executive amendments to the 2006 Budget Bill, which included $39.6 million to increase proposed K-12 instructional staff pay raises; $4.7 million to address cost overruns on the University of Virginia’s Medical Research Building; $4.0 million to address a revised cost estimate for Virginia Commonwealth University’s Medical Sciences Building II; and $3.5 million to provide additional support to localities relating to formula changes in criminal justice services program funding.  The proposed amendments totaled $7.6 million in general fund savings and $15.1 million in additional general fund revenue.

On June 20, 2006, the General Assembly passed a compromised budget for the 2006-2008 biennal.  On December 15, 2006, Governor Kaine presented to the General Assembly his proposed amendments to the 2006 Budget Bill affecting the remainder of the 2006-2008 biennium.  The proposed amendments include $572.3 million in net additional general fund resources, comprised largely of a revision to the general fund revenue forecast of $521.7 million.  The additional general fund resources are primarily a result of 1) a reversion of $105.7 million in agency operating balances to the general fund at the end of FY 2006; 2) an adjustment of $534.0 million to the biennial revenue forecast, and 3) a reduction of $41.4 million in Lottery profits.

The Governor’s amendments propose $633.7 million in amendments to the general fund operating budget and $226.5 million in amendments for capital projects.  The proposed amendments also include $182.5 million in budget savings, primarily from a reduction in the projected enrollment growth for public education.  Major changes to the general fund spending in the proposed amendments include $226.5 million for capital project costs overruns, equipment for previously approved projects and limited funding for new projects, $161.0 million for transportation projects, and $153.0 million for various human resource programs.  In addition to the foregoing amendments, the Governor proposes to deposit $152.7 million into the Revenue Stabilization Fund, which will allow the fund to remain at its Constitutional maximum for the biennium.

Moody’s has reaffirmed Virginia’s AAA bond rating for long-term general obligation bonds. Moody’s reaffirmation reverses an earlier decision to place Virginia on its Watchlist for a possible rating downgrade.  Virginia’s outlook has also been upgraded from negative to stable.

Special Considerations Regarding Investment in New Jersey State-Specific Obligations.  The following information provides only a brief summary of the complex factors affecting the financial situation in New Jersey, does not purport to be a complete description and is largely based on information drawn from official statements relating to securities offerings of New Jersey municipal obligations available as of the date of this Statement of Additional Information.  The accuracy and completeness of the information contained in such offering statements has not been independently verified.

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New Jersey Economic Information and Trends.  New Jersey’s economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture.

New Jersey’s economy continued to expand steadily in 2005.  New Jersey’s payroll employment increased at an average rate of 1.2% last year after growing at 0.5% in 2004.  The generally improving labor market conditions have brought New Jersey’s jobless rate back to below 5.0% in June 2006 for the twenty-third time since June 2004, after briefly higher rates of 5.1% and 5.0% occurred in April and May, 2006, respectively.  New Jersey’s unemployment rate of 4.9% in June 2006 remained above the national unemployment rate, which remained unchanged at 4.6% in June 2006.  New Jersey and the nation are expected to continue expanding at a steady pace through the rest of 2006 into 2007.  Despite near term uncertainties in the economic outlook, the economies of New Jersey and the nation may experience further near-term slow growth, and the expected pace of economic expansion may stall if consumers, investors, and businesses become more concerned about energy prices and geopolitical tensions.

New Jersey’s Budget and Appropriation System - Current Operating Expenses.

The General Fund.  New Jersey operates on a fiscal year ending on June 30.  The General Fund is the fund into which all New Jersey revenues, not otherwise restricted by statute, are deposited and from which appropriations are made.  The largest part of the total financial operations of New Jersey is accounted for in the General Fund.  The New Jersey Legislature enacts an appropriations act on an annual basis which provides the basic framework for the operation of the General Fund.  The undesignated General Fund balance at year end for fiscal year 2003 was $373.0 million, for fiscal year 2004 was $376.5 million and for fiscal year 2005 was $461.7 million.  For fiscal year 2006 and 2007, the balance in the undesignated General Fund is estimated to be $1,025.0 and $765.0 million, respectively.  The fund balances are available for appropriation in succeeding fiscal years.  It should be noted that ½ of the one cent increase in the Sales Tax is anticipated to be reserved for fiscal year 2007 in the estimated amount of $600 million, pending the results of a special legislative session called to begin on July 28, 2006 to address property tax reform.  A proposed amendment to the New Jersey Constitution is pending in the New Jersey Legislature which would dedicate this money to tax reform.

Tax and Revenue Anticipation Notes.  In fiscal year 1992, New Jersey initiated a program under which it issued tax and revenue anticipation notes to aid in providing effective cash flow management to fund imbalances which occur in the collection and disbursement of General Fund revenues and Property Tax Relief Fund revenues.  New Jersey has authorized the issuance of up to $2,500,000,000 of such notes for fiscal year 2007.  New Jersey has issued notes in the amount of $1,750,000,000 on October 5, 2006.  The notes shall be payable on June 22, 2007.  Such tax and revenue anticipation notes do not constitute a general obligation of New Jersey or a debt or liability within the meaning of the New Jersey Constitution.  Such notes constitute special obligations of New Jersey payable solely from monies on deposit in the General Fund and Property Tax Relief Fund that are legally available for such payment.

New Jersey Capital Project Financings.

General Obligation Bonds.  New Jersey finances certain capital projects through the sale of its general obligation bonds.  These bonds are backed by the full faith and credit of New Jersey.  Certain state tax revenues and certain other fees are pledged to meet the principal payments, interest payments and redemption premium payments, if any, required to fully pay the bonds.  The aggregate outstanding general obligation bonded indebtedness of New Jersey as of June 30, 2006 was $3,086,304,803.  The appropriation for the debt service obligation on  outstanding projected indebtedness is $427.8 million for fiscal year 2007.

Pay-As-You-Go.  In addition to payment from bond proceeds, capital projects can also be funded by appropriation of current revenues on a pay-as-you-go basis.  In fiscal year 2007, the amount appropriated for this purpose is $1,238.8 million.

Other Long Term Debt Obligations of New Jersey.

“Moral Obligation” Bonds.  The authorizing legislation for certain New Jersey entities provides for specific budgetary procedures with respect to certain obligations issued by such entities.  Pursuant to such legislation, a

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designated official is required to certify any deficiency in a debt service reserve fund maintained to meet the payments of principal of and interest on the obligations and a New Jersey appropriation in the amount of the deficiency is to be made.  However, the New Jersey Legislature is not legally bound to make such an appropriation.  Bonds issued pursuant to authorizing legislation of this type are sometimes referred to as “moral obligation” bonds.  Those New Jersey authorities and instrumentalities that issue bonds that constitute a “moral obligation” of New Jersey include:  (i) New Jersey Housing and Mortgage Finance Agency; (ii) South Jersey Port Corporation; and (iii) New Jersey Higher Education Student Assistance Authority.  There is no statutory limitation on the amount of “moral obligation” bonds which may be issued by eligible New Jersey entities.

As of June 30, 2006, outstanding “moral obligation” bonded indebtedness issued by New Jersey entities total $1,527,046,503 and fiscal years 2007 debt service subject to “moral obligation” is $79,017,354.

Obligations Supported by New Jersey Revenue Subject to Annual Appropriation.  New Jersey has entered into a number of leases and contracts described below (collectively, the “Agreements” and each an “Agreement”) with several governmental authorities to secure the financing of various New Jersey projects.  Under the terms of the Agreements, New Jersey has agreed to make payments equal to the debt service on, and other costs related to, the obligations sold to finance the projects, including payments on swap agreements defined below.  New Jersey’s obligations to make payments with respect to certain financings includes payments related to interest rate exchange agreements described below (“swap agreements”) entered into with respect to such financings.  Under such swap agreements, the issuer is required to pay a fixed rate to the swap counter party and the swap counterparty is required to pay the issuer a variable rate in accordance with the swap agreement.  If the swap agreement is terminated prior to its stated termination date, either the issuer or the swap counterparty may be required to make a termination payment to the other party.  If the payments to an issuer under a swap agreement are not sufficient to pay the interest on the issuer’s related obligation, the issuer must pay such deficiency.  New Jersey’s obligation to make payments under the Agreements is subject to and dependent upon annual appropriations being made by the New Jersey Legislature for such purposes.  The New Jersey Legislature has no legal obligation to enact such appropriations, but has done so to date for all such obligations.  Below is a discussion of those financings pursuant to which State authorities and instrumentalities have entered into Agreements with New Jersey to secure the financing of various State projects.

New Jersey Economic Development Authority.  The New Jersey Economic Development Authority (“NJEDA”) issues bonds secured by Agreements pursuant to the following legislative programs:  (i) Economic Recovery Bonds issued to finance various economic development purposes (with payments made by New Jersey pursuant to an Agreement being equivalent to payments due to New Jersey under an agreement with the Port Authority of New York and New Jersey, subject to appropriation by the New Jersey Legislature); (ii) Pension Bonds issued for the purpose of financing the unfunded accrued pension liability for New Jersey’s retirement system; (iii) Market Transition Facility Bonds issued to pay current and anticipated liabilities and expenses of the Market Transition Facility, which issued private passenger automobile insurance policies for drivers who could not be insured by private insurance companies on a voluntary basis; (iv) the School Facility Construction Bonds (the principal amount of bonds authorized to be issued is $6 billion for the “Abbott” districts, $2.5 billion for all other districts and $100 million for county vocational school district projects), pursuant to which the NJEDA issues bonds to finance New Jersey’s share of costs for school facility construction projects and debt service on the bonds is paid pursuant to a contract between the NJEDA and the New Jersey Treasurer; (v) pursuant to the Motor Vehicle Security and Customer Service Act, the NJEDA is authorized to issue bonds to pay the costs of capital improvements for the New Jersey Motor Vehicle Commission facilities (authorized in an amount not exceeding $160 million); (vi) the lease financing program through which certain real property, office buildings and equipment are financed with NJEDA bonds (secured by Agreements between the New Jersey Treasurer and NJEDA) and (vii) pursuant to the Cigarette Tax Securitization Act of 2004, the NJEDA is authorized to issue bonds payable, and secured by, a portion, $0.0325 per cigarette, of the cigarette tax imposed pursuant to N.J.S.A. 54:40A-1 et seq.

New Jersey Educational Facilities Authority.  The New Jersey Educational Facilities Authority issues bonds secured by Agreements pursuant to seven separate legislative programs to finance (i) the purchase of equipment to be leased to institutions of higher learning; (ii) grants to New Jersey’s public and private institutions of higher education for the development, construction and improvement of instructional, laboratory, communication and research facilities; (iii) grants to public and private institutions of higher education to develop a technology infrastructure within and among New Jersey’s institutions of higher education; (iv) capital projects at county colleges; (v) grants to public and private institutions of higher education to finance and refinance eligible educational facilities;

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(vi) grants to public libraries to finance the acquisition, expansion and rehabilitation of buildings to be used as public library facilities; and (vii) loans to public and private institutions of higher education and public and private secondary schools, military schools and boarding schools located within New Jersey to install automatic fire suppression systems.

New Jersey Transportation Trust Fund Authority.  In July 1984, New Jersey created the New Jersey Transportation Trust Fund Authority (the “NJTTFA”) for the purpose of funding a portion of New Jersey’s share of the cost of improvements to its transportation system.  The principal amount of the NJTTFA’s bonds, notes or other obligations which may be issued in any fiscal year commencing with the fiscal year commencing July 1, 2006 and ending with the fiscal year beginning July 1, 2010, generally may not exceed $1,600,000,000 in any fiscal year, as such amount shall be reduced in each of those fiscal years by the amount by which the appropriation of New Jersey funds to the Transportation Trust Fund Account for that fiscal year shall exceed $895,000,000; provided, however, that if a portion of that permitted amount of debt, less any reduction as provided above, is not incurred in a fiscal year, an amount not greater than the unused portion may be incurred in a subsequent fiscal year in addition to the amount otherwise permitted, subject to the approval of the Joint Budget Oversight Committee of the New Jersey Legislature.  The obligations issued by the NJTTFA are special obligations of the NJTTFA payable from a contract among the NJTTFA, the New Jersey Treasurer and the Commissioner of Transportation.

New Jersey Building Authority.  The New Jersey Building Authority (“NJBA”) issues bonds for the acquisition, construction, renovation and rehabilitation of various New Jersey office buildings, historic buildings, and correctional facilities.  Pursuant to a lease agreement, New Jersey makes rental payments to NJBA in amounts sufficient to pay debt service on the NJBA bonds.

New Jersey Sports and Exposition Authority.  Legislation enacted in 1992 authorizes the New Jersey Sports and Exposition Authority (the “NJSEA”) to issue bonds for various purposes payable from a contract between the NJSEA and the New Jersey Treasurer.  Pursuant to such contract, the NJSEA undertakes certain projects and the New Jersey Treasurer credits to the NJSEA amounts from the General Fund sufficient to pay debt service and other costs related to the bonds, subject to appropriations by the New Jersey  Legislature.

Garden State Preservation Trust.  In July 1999, New Jersey established the Garden State Preservation Trust (“GSPT”) for the purpose of preserving, as open space, farmland and historic properties.  Pursuant to the enabling act of the GSPT, the principal amount of bonds, notes or other obligations which may be issued prior to July 1, 2009, other than refunding bonds, cannot exceed $1.15 billion.  After July 1, 2009, only refunding bonds can be issued.  The obligations to be issued by the GSPT will be special obligations of the GSPT payable from amounts paid to it under a contract between GSPT and the New Jersey Treasurer, subject to appropriations by the New Jersey Legislature.

New Jersey Health Care Facilities Financing Authority. Pursuant to Legislation, the New Jersey Health Care Facilities Financing Authority is authorized to acquire, construct and lease a project to the New Jersey Department of Human Services (“DHS”) and to issue bonds to finance each project, the debt service on which shall be paid by DHS, subject to appropriations by the New Jersey Legislature.

Each of the NJEDA, the NJBA, the NJSEA and the NJTTFA have entered into a number of swap agreements with respect to certain bond issues.  In each case, the outstanding aggregate principal amount of the bonds is equal to the aggregate notional amount of the swap agreements related thereto.

New Jersey Certificates of Participation.  Beginning in April 1984, New Jersey, acting through the Director of the Division of Purchase and Property, has entered into a series of lease purchase agreements which provide for the acquisition of equipment, services and real property to be used by various departments and agencies of New Jersey.  Certificates of Participation in such lease purchase agreements have been issued.  A Certificate of Participation represents a proportionate interest of the owner thereof in the lease payments to be made by New Jersey under the terms of the lease purchase agreement, subject to appropriation by the New Jersey legislature.

New Jersey Supported School and County College Bonds.  Legislation provides for future appropriations for New Jersey aid to local school districts equal to a portion of the debt service on bonds issued by such local school districts for construction and renovation of school facilities (P.L. 1968, c. 177; P.L. 1971, c. 10; and P.L. 1978, c. 74) and for New Jersey aid to counties equal to a portion of the debt service on bonds issued by or on behalf of

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counties for construction of county college facilities (P.L. 1971, c. 12, as amended).  The New Jersey Legislature has no legal obligation to make such appropriations, but has done so to date for all obligations issued under these laws.

Department of Human Services Programs.  The NJEDA issues revenue bonds from time to time on behalf of non-profit community services providers.  The payment of debt service on these bonds as well as the payment of certain other provider expenses is made by New Jersey pursuant to service contracts between DHS and these providers, subject to appropriation by the New Jersey legislature.

Conduit Indebtedness of New Jersey Authorities and Instrumentalities.  Certain State authorities and instrumentalities are authorized to issue debt on behalf of various private and governmental entities on a conduit basis.  Under such circumstances, neither the New Jersey authority or instrumentality acting as a conduit issuer nor the State of New Jersey is responsible for the repayment of such debt.  The payment obligations with respect to such debt are solely that of the entity on whose behalf the debt was issued.  Those State authorities and instrumentalities that issue debt on behalf of private and governmental entities on a conduit basis include:  (i) the New Jersey Economic Development Authority; (ii) the New Jersey Health Care Facilities Financing Authority; (iii) the New Jersey Education Facilities Authority; (iv) the New Jersey Housing and Mortgage Finance Agency; (v) the New Jersey Environmental Infrastructure Trust; and (vi) the New Jersey Redevelopment Agency.

Counties and Municipalities.

Regulation of County and Municipal Finance.  New Jersey’s county and municipal finance system is regulated by various statutes designed to assure that all county and municipal governments and their issuing authorities remain on a sound financial basis.  Regulatory and remedial statutes are enforced by the Division of Local Government Services (the “Division”) in the New Jersey Department of Community Affairs.

The Local Budget Law (N.J.S.A. 40A:4-1 et seq.) (the “Local Budget Law”) imposes specific budgetary procedures upon counties and municipalities (“local units”).  Every local unit must adopt an operating budget which is balanced on a cash basis, and items of revenue and appropriation must be examined by the Director of the Division (the “Director”).  The accounts of each local unit must be independently audited by a registered municipal accountant.  New Jersey law provides that budgets must be submitted in a form promulgated by the Division.  The Division reviews all local unit annual budgets prior to adoption for compliance with the Local Budget Law.  The Director is empowered (i) to require changes for compliance with law as a condition of approval; (ii) to disapprove budgets not in accordance with law; and (iii) to prepare the budget of a local unit, within the limits of the adopted budget of the previous year with suitable adjustments for legal compliance, if the local unit fails to adopt a budget in accordance with law.  This process insures that every local unit annually adopts a budget balanced on a cash basis, within limitations on appropriations or tax levies, respectively, and making adequate provision for (i) principal of and interest on indebtedness falling due in the fiscal year, (ii) deferred charges, and (iii) other statutory expenditure requirements.  The Director also oversees changes to local budgets after adoption as permitted by law, and enforces regulations pertaining to execution of adopted budgets and financial administration.  In addition to the exercise of regulatory and oversight functions, the Division offers expert technical assistance to local units in all aspects of financial administration, including revenue collection and cash management procedures, contracting procedures, debt management and administrative analysis.

The Local Government Cap Law (N.J.S.A. 40A:4-45.1 et seq.) (the “Cap Law”) limits the year-to-year increase of the total appropriations of any local unit to either 2.5% or a cost-of-living adjustment determined annually by the Director, whichever is less.  However, where the cost-of-living adjustment is less than 2.5%, the Cap Law also permits the governing body of any local unit to approve the use of a higher percentage rate up to 3.5%.  Regardless of the rate utilized, certain exceptions exist to the Cap Law’s limitation on increases in appropriations.  The principal exceptions to these limitations are:  (i) municipal and county appropriations to pay debt service requirements; (ii) requirements to comply with certain other New Jersey or federal mandates; (iii) appropriations of private and public dedicated funds; (iv) amounts approved by referendum; and (v) in the case of municipalities only, to fund the preceding year’s cash deficit or to reserve for shortfalls in tax collections, and amounts required pursuant to contractual obligations for specified services.  The Cap Law was re-enacted in 1990 with amendments and made a permanent part of the municipal finance system.

Regulation of the Issuance of Bonds by Counties and Municipalities.  New Jersey law also regulates the issuance of debt by local units.  The Local Budget Law limits the amount of tax anticipation notes that may be issued

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by local units and requires the repayment of such notes within 120 days of the end of the fiscal year (six months in the case of the counties) in which issued.  The Local Bond Law (N.J.S.A. 40A:2-1 et seq.) governs the issuance of bonds and notes by the local units.  No local unit is permitted to issue bonds for the payment of current expenses (other than fiscal year adjustment bonds).  Local units may not issue bonds to pay outstanding bonds, except for refunding purposes, and then only with the approval of the Local Finance Board.  Local units may issue bond anticipation notes for temporary periods not exceeding in the aggregate approximately ten years from the date of issue.  The debt that any local unit may authorize is limited to a percentage of its equalized valuation basis.  In the calculation of debt capacity, the Local Bond Law and certain other statutes permit the deduction of certain classes of debt (“statutory deduction”) from all authorized debt of the local unit in computing whether a local unit has exceeded its statutory debt limit.  The Local Bond Law permits the issuance of certain obligations, including obligations issued for certain emergency or self liquidating purposes, notwithstanding the statutory debt limitation described above, but, with certain exceptions, it is then necessary to obtain the approval of the Local Finance Board.

School Districts.

Regulation of School District Finance.  All New Jersey school districts are coterminous with the boundaries of one or more municipalities.  They are characterized by the manner in which the board of education, the governing body of the school districts, takes office.  Type I school districts, most commonly found in cities, have a board of education, appointed by the mayor or the chief executive officer of the municipality, constituting the school district.  In a Type II school district, the board of education is elected by the voters of the district.  Nearly all regional and consolidated school districts are Type II school districts.  The New Jersey Department of Education has been empowered with authority to abolish an existing school board and create a State-operated school district where the existing school board has failed or is unable to take the corrective actions necessary to provide a thorough and efficient system of education in that school district pursuant to N.J.S.A. 18A:7A-15 et seq. (the “School Intervention Act”).  The State-operated school district, under the direction of a New Jersey appointed superintendent, has all of the powers and authority of the local board of education and of the local district superintendent.

New Jersey’s school districts operate under the same comprehensive review and regulation as do its counties and municipalities.  Certain exceptions and differences are provided, but New Jersey’s supervision of school finance closely parallels that of local governments.

Regulation of the Issuance of Bonds by School Districts.  School district bonds and temporary notes are issued in conformity with N.J.S.A. 18A:24-1 et seq. (the “School Bond Law”), which closely parallels the Local Bond Law (for further information relating to the Local Bond Law, see “Counties and Municipalities - Regulation of the Issuance of Bonds by Counties and Municipalities” herein).  Although school districts are exempted from the 5 percent down payment provision generally applied to bonds issued by local units, they are subject to debt limits (which vary depending on the type of school system) and to New Jersey regulation of their borrowing.

School bonds are authorized by (i) an ordinance adopted by the governing body of a municipality within a Type I school district; (ii) adoption of a proposal by resolution by the board of education of a Type II school district having a board of school estimate; (iii) adoption of a proposal by resolution by the board of education and approval of the proposal by the legal voters of any other Type II school district; or (iv) adoption of a proposal by resolution by a capital project control board for projects in a State-operated school district.

If school bonds of a Type II school district will exceed the school district borrowing capacity, a school district (other than a regional school district) may use the balance of the municipal borrowing capacity.  If the total amount of debt exceeds the school district’s borrowing capacity, the Commissioner and the Local Finance Board must approve the proposed authorization before it is submitted to the voters.  All authorizations of debt in a Type II school district without a board of school estimate require an approving referendum, except where, after hearing, the Commissioner and the New Jersey Department of Education determine that the issuance of such debt is necessary to meet the constitutional obligation to provide a thorough and efficient system of public schools.  When such obligations are issued, they are issued by, and in the name of, the school district.

In Type I and II school districts with a board of school estimate, that board examines the capital proposal of the board of education and certifies the amount of bonds to be authorized.  When it is necessary to exceed the borrowing capacity of the municipality, the approval of a majority of the legally qualified voters of the municipality is

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required, together with the approval of the Commissioner and the Local Finance Board.  When such bonds are issued by a Type I school district, they are issued by the municipality and identified as school bonds.  When bonds are issued by a Type II school district having a board of school estimate, they are issued by, and in the name of, the school district.

School District Lease Purchase Financings.  School districts are permitted to enter into lease purchase agreements for the acquisition of equipment or for the acquisition of land and school buildings in order to undertake the construction or the improvement of the school buildings.  Lease purchase agreements for equipment cannot exceed five years.  Lease purchase agreements for school facilities must be approved by the Commissioner, the voters or the board of school estimate, as applicable.  The payment of rent on an equipment lease and on a five year and under facilities lease purchase agreement is treated as a current expense and is within the cap on the school district’s budget.  Under the Comprehensive Education Improvement and Financing Act, lease purchase payments on leases in excess of five years will be treated as debt service payments and therefore receive debt service aid if the school district is entitled and will be outside the school district’s spending limitation of the General Fund.

New Jersey School Bond Reserve Act.  The New Jersey School Bond Reserve Act (N.J.S.A. 18A:56-17 et seq.) establishes a school bond reserve within the constitutionally dedicated Fund for the support of free public schools.  Under this law, the reserve is maintained at an amount equal to 1.5 percent of the aggregate outstanding bonded indebtedness of counties, municipalities or school districts for school purposes (exclusive of bonds whose debt service is provided by New Jersey appropriations), but not in excess of monies available in such Fund.  If a municipality, county or school district is unable to meet payment of the principal of or interest on any of its school bonds, the trustee of the school bond reserve will purchase such bonds at the face amount thereof or pay the holders thereof the interest due or to become due.  There has never been an occasion to call upon this Fund.

Local Financing Authorities.

Regulation of Local Financing Authorities.  The Local Authorities Fiscal Control Law (N.J.S.A. 40A:5A-1 et seq.) provides for State supervision of the fiscal operations and debt issuance practices of independent local authorities and special taxing districts by the New Jersey Department of Community Affairs.  The Local Authorities Fiscal Control Law applies to all autonomous public bodies, created by local units, which are empowered (i) to issue bonds, (ii) to impose facility or service charges, or (iii) to levy taxes in their districts.  This encompasses most autonomous local authorities (sewerage, municipal utilities, parking, pollution control, improvement, etc.) and special taxing districts (fire, water, etc.).  Authorities which are subject to differing New Jersey or federal financial restrictions are exempted, but only to the extent of that difference.

Financial control responsibilities over local authorities and special districts are assigned to the Local Finance Board and the Director.  The Local Finance Board exercises approval over creation of new authorities and special districts as well as their dissolution.  The Local Finance Board prescribes minimum audit requirements to be followed by authorities and special districts in the conduct of their annual audits.  The Director reviews and approves annual budgets of authorities and special districts.

Regulation of the Issuance of Bonds by Local Financing Authorities.  Certain local authorities are authorized to issue debt on behalf of various entities on a conduit basis.  Under such circumstances, neither the local authority acting as a conduit issuer, the local unit creating such local authority nor the State of New Jersey is responsible for the repayment of such debt.  The payment obligations with respect to such debt is solely that of the entity on whose behalf the debt was issued.  The Local Finance Board reviews, conducts public hearings, and issues findings and recommendations on any proposed project financing of an authority or district, and on any proposed financing agreement between a local unit and an authority or special district.

Pollution Control Bonds.  In the 1970’s, the New Jersey Legislature initiated a comprehensive statutory mechanism for the management of solid waste disposal within New Jersey that required each county to develop a plan for county-wide controlled flow of solid waste to a franchised location.  The controlled flow of solid waste to a franchised location enabled the imposition of above-market-rate disposal fees.  Most counties created independent local authorities or utilized existing local authorities in order to finance, with the proceeds of bonds, the technically complex and expensive infrastructure required to implement this statutory mechanism.  Typically, the primary security for the amortization of the bonds was the above-market-rate disposal fees, although some bonds were further secured by a guaranty of the respective county.  On May 1, 1997, in Atlantic Coast Demolition & Recycling, Inc. v. Board of Chosen

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Freeholders of Atlantic County, 112 F.3d 652 (3d Cir. 1997), the United States Court of Appeals for the Third Circuit held that New Jersey’s system of controlled flow of solid waste to franchised locations unconstitutionally discriminated against out-of-State operators of waste disposal facilities and, therefore, violated the Commerce Clause of the United States Constitution.  Subsequently, the United States Supreme Court denied a petition for writ of certiorari.  This decision has terminated controlled flow of solid waste to franchised locations within New Jersey.  In the absence of controlled flow, franchisees facing competition from other operators of waste disposal facilities are unable to charge above-market-rate disposal fees.  The reduction of such fees to competitive levels has reduced correspondingly the primary source of security for the outstanding bonds of the local authorities.  The facts relevant to each local authority within New Jersey remain unique.  Some local authorities have successfully implemented refunding and work-out financings.  Other local authorities have eliminated revenue shortfalls through the imposition of special waste disposal taxes.  In other cases, revenue shortfalls continue, but bond payment defaults by such local authorities have been avoided as a result of a New Jersey program by which New Jersey to date has voluntarily provided financial assistance to qualifying local authorities to satisfy bond payment obligations on a given bond payment date.  However, no assurance can be given that such New Jersey subsidies will be made available to such local authorities in the future (or that sufficient funds will be made available to New Jersey for such purpose), particularly given recent New Jersey budget reductions.

Qualified Bonds. In 1976, legislation was enacted (P.L. 1976, c. 38 and c. 39) which provides for the issuance by municipalities and school districts of “qualified bonds.”  Whenever a local board of education or the governing body of a municipality determines to issue bonds, it may file an application with the Local Finance Board, and, in the case of a local board of education, the Commissioner of Education of New Jersey, to qualify bonds pursuant to P.L. 1976 c. 38 or c. 39.  Upon approval of such an application, the New Jersey Treasurer shall withhold from certain New Jersey revenues or other New Jersey aid payable to the municipalities, or from New Jersey school aid payable to the school district, as appropriate, an amount sufficient to pay debt service on such bonds.  These “qualified bonds” are not direct, guaranteed or moral obligations of New Jersey, and debt service on such bonds will be provided by New Jersey only if the above mentioned appropriations are made by New Jersey.  As of June 30, 2006, the aggregate amount of school district and municipal qualified bonds outstanding is $217,074,850 and $1,213,790,650, respectively.

Litigation of the State of New Jersey.

General.  At any given time, there are various numbers of claims and cases pending against the State of New Jersey, State agencies and State employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act (N.J.S.A. 59:1-1 et seq.).  New Jersey does not formally estimate its reserve representing potential exposure for these claims and cases.  New Jersey is unable to estimate its exposure for these claims and cases.

New Jersey routinely receives notices of claim seeking substantial sums of money.  The majority of these claims have historically proven to be of substantially less value than the amount originally claimed.  Under the New Jersey Tort Claims Act, any tort litigation against New Jersey must be preceded by a notice of claim, which affords New Jersey the opportunity for a six-month investigation prior to the filing of any suit against it.  In addition, at any given time, there are various numbers of contract and other claims against New Jersey and New Jersey agencies, including environmental claims asserted against New Jersey, among other parties, arising from the alleged disposal of hazardous waste.  Claimants in such matters seek recovery of monetary damages or other relief which, if granted, would require the expenditure of funds.  New Jersey is unable to estimate its exposure for these claims.

At any given time, there are various numbers of claims and cases pending against the University of Medicine and Dentistry of New Jersey and its employees, seeking recovery of monetary damages that are primarily paid out of the Self Insurance Reserve Fund created pursuant to the New Jersey Tort Claims Act.  An independent study estimated an aggregate potential exposure of $139,214,000 for tort and medical malpractice claims pending as of December 31, 2005.  In addition, at any given time, there are various numbers of contract and other claims against the University of Medicine and Dentistry of New Jersey, seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds.  New Jersey is unable to estimate its exposure for these claims.

Lawsuits currently pending or threatened in which New Jersey has the potential for either a significant loss of revenue or a significant unanticipated expenditure are described in official statements relating to securities offerings of New Jersey municipal obligations available as of the date of this Statement of Additional Information.

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Special Considerations Regarding Investment in Delaware State-Specific Obligations. The concentration of investments in Delaware State-Specific Obligations by the Delaware Municipal Bond Portfolio raises special investment considerations.  In particular, changes in the economic condition and governmental policies of the State of Delaware (“Delaware” or the “State”) and its political subdivisions, agencies, instrumentalities and authorities could adversely affect the value of the Delaware Municipal Bond Portfolio.  This section briefly describes recent economic trends in Delaware.  The information set forth in this section relates only to the State itself and not to the special purpose or local government units whose issues may also be held by the Delaware Municipal Bond Portfolio.  The credits represented by such issuers may be affected by a wide variety of local factors or structuring concerns, and no disclosure is made herein relating to such matters.

In recent years, Delaware’s economic performance has largely exceeded national trends.  Delaware participated fully in the late 1990’s economic expansion and followed the nation, too, through the economic downturn that followed.  Despite its ties to the national economy, throughout the recent business cycle, Delaware consistently posted lower unemployment rates that the United States.  Delaware’s rate of employment growth has exceeded that of the United States in recent years.

Since the adoption of the Financial Center Development Act in 1981, diversifying Delaware’s economy has consistently ranked among State policymakers’ highest priorities. Delaware has continually improved its business climate with fiscal management, tax cuts and strategic investments in public education and infrastructure.  Delaware’s business friendly legal system continues to attract incorporations and business formations in the form of limited liability companies and limited partnerships.  Delaware continues to pursue high technology industries, including life sciences research and development, pharmaceuticals, agricultural biotechnology, human biotechnology and information technology.  The State has made a significant investment to establish the Delaware Biotechnology Institute which is designed to expand the State’s scientific base and create opportunities for the development of new technologies in the emerging life sciences field.

Delaware experienced above-average population growth through the 1990s.  Between 2004 and 2005, Delaware’s population increased 1.6% to 843,524 inhabitants, compared to 0.2% growth for the region and 0.9% growth for the nation. Net in-migration continues to account for a significant share of the growth.

Delaware’s total personal income grew 5.4% from calendar 2004 to 2005 compared with 5.6% for both the mid-Atlantic region and nation.  Per capita personal income of Delaware residents (the annual total personal income of State residents divided by the population) grew 3.7% from calendar 2004 to 2005.  State per capita personal income was 107% of U.S. per capita personal income in calendar 2005.

Delaware’s average unemployment rate for 2005 rose to 4.2% from 4.0% in 2004.  2005 was the fourth consecutive year of narrow fluctuation around that level.  The other states in the Mid-Atlantic Region (MD, PA and NJ) had an overall average unemployment rate of 4.6% in 2005, down from 5.0% in 2004 and 5.5% in 2003.

The rate of non-agricultural job growth in Delaware slowed to 1.6% in 2005.  This rate is about on par with the national rate of job growth.  The growth in surrounding states accelerated in 2005, but still remains below Delaware’s growth.  The State’s average unemployment rate for 2005 rose to 4.2% from 4.0% in 2004. The three surrounding states have an overall average unemployment rate of 4.6% in 2005, down from 5.0% in 2004 and 5.5% in 2003.

Over the past ten years, Delaware’s employment has continued to shift to a service orientation.  Delaware’s largest employment sectors are within the various service industries.  The largest major sector is Professional and Business Services.  This sector grew 4.8% in 2004 and 1.1% in 2005.   The Education and Health Services sector  gained the most jobs (1800),  followed by the Government sector (1600 jobs).  The fastest growing sector on a percentage basis was Construction, with 4.9% job growth.

The State’s general obligation debt outstanding was $1,045.2 million on May 31, 2006, with approximately 80% scheduled to mature within ten years.  Delaware’s debt burden reflects the centralized role of the State government in financing capital projects typically funded at local government levels elsewhere, such as correctional facilities and schools.   As of May 31, 2006, 38% of the State’s outstanding debt was issued on behalf of local school districts.  This debt is fully supported by the property tax revenue of those districts.

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There is no state constitutional debt limit applicable to Delaware.  However, Delaware has enacted legislation adopting a three-part debt limit.  First, authorizations of new tax-supported obligations of the State for a fiscal year are limited to 5% of budgetary general fund revenue as projected on June 30 for the such next fiscal year (the “5% rule”).  Should revenue collections increase during the fiscal year, no additional authorizations are made.  The June 2006 estimate of net general fund revenues for fiscal 2007 was $3,276.7 million; thus a total of $163.8 million of new tax-supported general obligation debt was permitted under the 5% rule and was authorized.  Second, no tax-supported obligations of the State and no Transportation Trust Fund debt obligations of the Delaware Transportation Authority can be incurred if the aggregate maximum annual payments on all such obligations exceed 15% of the estimated aggregate budgetary General Fund revenue plus Transportation Trust Fund revenue for the fiscal year following the fiscal year in which the obligation is incurred.  Third, no general obligation debt (with certain exclusions) can be incurred if the maximum annual debt service payable in any fiscal year on all such outstanding obligations will exceed the estimated cumulative cash balances (including all reserves) for the fiscal year following the fiscal year in which such obligation is incurred.

Delaware voluntarily retires its general obligation debt.  Over the years, the State has appropriated surplus cash for “pay-as-you-go” financing.  Revenue surpluses between fiscal years 1993 to 2001 allowed the State to appropriate cash on average at a rate of 52.6% of capital expenditures.  With more modest revenue growth, the fiscal 2002 and 2003 pay-as-you-go financing levels were reduced. However, For fiscal 2004, 2005 and 2006, the pay-as-you-go financing levels were $142 million, $236 million and $282 million, respectively.  In the period 1995-2001, the State implemented a substantial debt reduction plan as extraordinary surplus permitted.  Tighter revenues in fiscal 2002, 2003 and 2004 precluded additional debt reduction efforts.  Delaware has also undertaken a series of bond refundings which have lowered the overall debt service on its obligations.  The State refunded $132.7 million of its general obligation bonds in August 2002 for a combined savings of over $6.4 million, and refunded $34.5 million of its general obligation bonds in April 2003 for a combined savings of $2.3 million.  In fiscal 2003, the State refunded over $167 million of its general obligation bonds for a combined savings of $8.7 million.  In fiscal 2004, savings of $2.9 million were realized after the State refunded $74.6 million of its general obligation bonds, and in fiscal 2005, savings of $1,905,000 were realized after the State refunded $48.3 million of its general obligation bonds.

Delaware budgets and controls its financial activities on the cash basis of accounting for its fiscal year (July 1 to June 30).  State law requires Delaware to record its financial transactions in either of two major categories — the budgetary General Fund or the budgetary Special Funds.  The budgetary General Fund provides for the cost of the State’s general operations and is credited with all tax and other revenue of Delaware not dedicated to budgetary Special Funds.  The budgetary Special Funds are designated for specific purposes, and the appropriate fund is credited with the tax or other revenue allocated to such fund and is charged with the related disbursements.  Specific uses of the budgetary Special Funds include State parks operations and fees charged by the Public Service Commission and The Division of Professional Regulation.  All disbursements from the budgetary General Fund and certain budgetary Special Funds must be authorized by appropriations of the Delaware General Assembly.

The Delaware Constitution limits annual appropriations by majority vote of both houses of the Delaware General Assembly to 98% of estimated budgetary General Fund revenue plus the unencumbered budgetary General Fund balance, if any, from the previous year.  An appropriation exceeding this limit may be made in the event of a declared emergency, with the approval of a three-fifths vote of each house of the General Assembly, but no appropriation may be made exceeding 100% of estimated General Fund revenue plus the unencumbered General Fund balance from the previous fiscal year.  In June 2005, the General Assembly authorized appropriations of 3,160.0 million for fiscal 2006, within the projected 98% appropriation limit.

The State Constitution also provides for the deposit of the excess of any unencumbered budgetary General Funds at the end of the fiscal year into a reserve account commonly referred to as the “Rainy Day Fund” (the “Budget Reserve Account”), provided that the amount of the Budget Reserve Account does not exceed 5% of the estimated budgetary General Fund revenue used to determine the appropriation limit for that fiscal year.  This Budget Reserve Account is designed to provide a cushion against unanticipated revenue shortfalls.  Transfers of $161.1 million have been made to fully fund the Budget Reserve Account for fiscal 2006.  Money from the account can be accessed only with the approval of a three-fifths vote of each house of the General Assembly and only to fund an unanticipated budgetary General Fund deficit or to provide funds required as a result of the enactment of

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legislation causing a reduction in revenue.  As of August 1, 2006, no funds had been withdrawn from the Budget Reserve Account since its inception in 1980.

A coalition of State Attorneys General negotiated an agreement settling various states’ lawsuits against tobacco manufacturers, seeking to recover state funds expended on health care for smokers, consumer fraud and other claims.  The master settlement agreement entered into by the State and participating tobacco manufacturers in late 1988 is expected to result in significant payments to the State.  The size of payments to Delaware is subject to a number of possible offsets and adjustments as outlined in the settlement agreement.  The State created a special fund called the “Delaware Health Fund” into which it deposits proceeds received as a result of the settlement agreement.  As of May 1, 2006, approximately $188 million has been received by the State from participating manufacturers.  The General Assembly and the Governor of Delaware may authorize expenditure of these monies to expand access to health care and health insurance, make long-term investments in State-owned health care infrastructure, promote healthy lifestyles including tobacco, alcohol and drug prevention, and promote preventative health care.  The State has elected not to securitize future tobacco settlement payments.

Net budgetary General Fund revenue for fiscal 2005 was $2,877.6 million, a 5.2% increase over fiscal 2004.  Based on June 2006 revenue forecasts, net budgetary General Fund revenue for fiscal 2006 is projected to total $3,173.5 million, a 10.3% increase over fiscal 2005.

The fiscal 2006 budgetary General Fund operation budget for the State totaled $2,836 million, a 9.1% increase over fiscal 2005.  Grants-in-aid appropriations of $42.4 million and the budgetary General Fund contribution to the capital budget of $288.1 million together with a supplemental appropriations of $35.0 million bring total appropriations to $3,201.5 million.  This appropriations package is within the constitutionally-prescribed limit of 98% of revenues.  The State’s fiscal 2006 capital budget totals $834.9 million, consisting of $150.3 million allocated for general obligation capital projects, $393.1 million allocated for the capital program of the Department of Transportation funded through the Transportation Trust Fund and $281.6 million allocated for “pay-as-you-go” capital projects.  Of the allocation of general obligation capital projects, $124.7 million is programmed for public school construction and renovation.

The largest source of Delaware revenue is personal income tax.  Other significant sources of revenue include franchise taxes and business entity fees, business and occupational gross receipt taxes, corporate income taxes, bank franchise taxes, lottery revenue and abandoned property revenue.  Delaware does not levy ad valorem taxes on real or person property and does not impose a general sales or use tax.  In May 1980, the Delaware Constitution was amended to limit tax and license fee increases and the imposition of new taxes or fees.  Any tax or license fee increase or new tax or license fee must be passed by a three-fifths vote of each house of the General Assembly, rather than by a simple majority vote, except for tax increases to meet debt service on outstanding obligations of the State for which insufficient revenue is available when such debt service is due.  The amendment requires the State to appropriate, prior to each fiscal year, sums sufficient to meet debt service in the following fiscal year, a practice the State has always followed.

Delaware is a defendant in various suits involving contract/construction claims, tax refund claims, allegations of wrongful discharge and/or other employment-related claims, use of excessive force, civil rights violations, and automobile accident claims.  Although Delaware believes it has valid defenses to these actions, Delaware has a potential aggregate exposure which could exceed $40.8 million.

Special Considerations Regarding Investment in Kentucky State-Specific Obligations.  Kentucky is a leader among the states in the production of tobacco. The tobacco industry has been under significant attack in recent years. In late 1998, the states, including Kentucky, certain commonwealths and territories of the United States, and the District of Columbia reached a Master Settlement Agreement with the major tobacco companies that will require payments from the tobacco companies worth approximately $250 billion over the subsequent 25 years. The federal government subsidy to tobacco growers has been eliminated and replaced with a payment by cigarette manufacturers to the federal government over a ten-year period. Potential federal regulation of the tobacco industry, the Master Settlement Agreement, and future litigation may adversely impact the tobacco industry, but the degree of the impact cannot be predicted with any certainty.

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Kentucky is also a leader among the states in the production of coal. The coal severance tax is a significant revenue producer for Kentucky and its political subdivisions, and any substantial decrease in the production of coal or other minerals could result in revenue shortfalls.

Kentucky’s economy, once dominated by coal, horses, bourbon and tobacco, has become more diversified and now includes manufacturing of industrial machinery, automobiles and automobile parts, and consumer appliances. Kentucky’s non-manufacturing industries have grown considerably in recent years, with strong gains in air transportation, healthcare and business services and retail trade.  No single segment of Kentucky’s economy comprises as much as one-fourth of the overall state domestic product. The Kentucky economy is diversified to the extent that an economic decline in a single segment would not necessarily lead to the non-payment of debt service on Kentucky State-Specific Obligations. Kentucky’s parks, horse breeding and racing industry, epitomized by the Kentucky Derby, play an important role in expanding tourism in Kentucky.

In the 1990s, Kentucky outperformed the U.S. average in both personal income and employment growth.  In the current decade, however, Kentucky’s growth in personal income and employment are expected to be slightly below the national average.  Kentucky’s economy has expanded for the three consecutive fiscal years ended June 30, 2006, but gains in both income and employment were less than the national average. The continuing shift of manufacturing jobs to low-cost locations abroad has provided strong competition to states like Kentucky with a large manufacturing base.  The Kentucky economy is converging towards the national average, but the goods-producing sectors (manufacturing, mining, and construction) still account for 20 percent of all jobs in Kentucky compared to the national average of 16 percent. Kentucky’s growth in total personal income has closely tracked growth in U.S. personal income since 2000, with personal income in both the U.S. and Kentucky rising 122% during the five-year period ended June 30, 2005. During the fiscal year ended June 30, 2006, total personal income grew 4.9 percent in Kentucky compared to 5.1 per cent nationally.

Kentucky relies heavily upon sales and use taxes, individual and corporate income taxes, property taxes, insurance premium taxes, alcoholic beverage taxes, corporate license taxes, cigarette taxes, mineral severance taxes, motor fuel taxes, motor vehicle usage taxes and horse racing taxes for its revenue. The cities, counties and other local governments are generally limited to property taxes, occupational license taxes, utility taxes, transit and restaurant meals taxes and various license fees for their revenue. Sales and use taxes and individual and corporate income taxes together account for approximately three-fourths of Kentucky’s General Fund revenue.

Standard and Poor’s assigns to Kentucky an issuer credit rating of “AA-” with a stable outlook. Moody’s Investor Services assigns to Kentucky an issuer credit rating of “Aa2” with a stable outlook. Fitch Ratings does not maintain an issuer rating for Kentucky but rates Kentucky’s appropriation and lease-backed debt “AA-”.

The Kentucky Municipal Bond Portfolio invests primarily in Kentucky State-Specific Obligations. Such obligations generally include tax-exempt securities issued by the Commonwealth of Kentucky, its counties and cities and various other local authorities to finance public purpose capital projects, such as schools, universities, government facilities, housing, transportation, utilities, hospitals and water and sewer facilities.

There are several general types of Kentucky State-Specific Obligations. General obligation debts are secured by the issuer’s pledge of its full faith, credit and/or taxing power, if any, for the payment of principal and interest. General obligation debts of Kentucky must be authorized by a two-thirds vote of Kentucky’s electorate. No general obligation indebtedness of the Commonwealth of Kentucky is presently outstanding.

Because of the limitations on incurring general obligation debt, Kentucky generally does not enter into a financial obligation of more than two years’ duration. Prior to 1996, no municipal issuer within the Commonwealth of Kentucky could enter into a financial obligation of more than one year’s duration. In 1996, the Kentucky Constitution was amended to permit local governments to issue general obligation indebtedness without voter approval, subject to prescribed limitations on the maximum amount of indebtedness based on the assessed value of taxable property within the jurisdiction and other limitations and conditions. Local governments (exclusive of school districts) are now active issuers of general obligation indebtedness.

Revenue obligations are payable from and secured by a particular revenue stream, such as lease rentals, utility usage and connection charges, student registration or housing fees, bridge or highway tolls, parking fees and

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sports event gate receipts. Although revenue obligations of the Commonwealth of Kentucky or its political subdivisions may be payable from a specific project, there can be no assurance that economic difficulties and the resulting impact on state and local government finances will not adversely affect the market value of Kentucky State-Specific Obligations or the ability of the respective issuers to pay debt service.

Industrial building revenue obligations are issued by local governments but are secured by revenue derived from some form of contractual arrangement with a non-governmental user. Some revenue obligations, including industrial building revenue obligations, are secured by a mortgage on the real property and security interest in the personal property financed from the proceeds of the obligations. Improvement assessment obligations are obligations secured by a special assessment (e.g., a sewer charge) that the governmental issuer imposes on each owner of property benefited by the improvement (e.g., a sewer project). The assessments are similar to taxes and have a priority that is similar to a tax lien. Refunded or defeased bonds are secured by an escrow fund, which usually is invested in U.S. government securities and occasionally in bank certificates of deposit or similar instruments. Housing obligations, including bonds issued by the Kentucky Housing Corporation, are usually secured by mortgages pledged for the payment of the obligations. Local housing authorities sometimes issue obligations that are secured by mortgages and rentals from the operation of a housing project. Housing obligations may also have additional security in the form of federal guarantees of the mortgages or rentals constituting the primary security.

There are variations in the security of Kentucky State-Specific Obligations, both within a particular classification and between classifications, depending on numerous factors. For example, most local school construction is financed with obligations nominally issued by a city or county government or a local school district finance corporation that holds legal title to the school facility, subject to a year-to-year renewable lease arrangement with the local school district. There is no reported instance in which a Kentucky school bond has gone into default.

Similar arrangements are used to finance many city and county construction projects, but in these cases, the obligations are nominally issued in the name of a public corporation, that holds title to the project and leases the project back to the city or county on a year-to-year basis. In such situations, the rent that the nominal issuer receives from the actual user of the property financed by the obligations and a mortgage on the property is the only source of payment and security for the obligations.

Overview of Kentucky’s Debt Authorities. Kentucky’s indebtedness is classified as either appropriation supported debt or non-appropriation supported debt.

Appropriation supported debt carries the name of the Commonwealth of Kentucky and is either (i) a general obligation of the Commonwealth of Kentucky or (ii) a project revenue obligation of one of its debt-issuing agencies or entities created by the Kentucky General Assembly to finance various projects that are subject to state appropriation for all or a portion of the debt service on the obligations.

General obligation bonds pledge the full faith, credit and taxing power of the Commonwealth of Kentucky for the repayment of the debt. The Kentucky Constitution requires voter approval by general referendum prior to the issuance of general obligation bonds in amounts exceeding $500,000. Kentucky has not issued general obligation bonds since 1966 and has no general obligation bonds outstanding.

Project revenue notes and bonds are issued by various debt issuing authorities of Kentucky. The revenues produced by the projects funded by the debt are pledged as security for repayment of the debt. Project revenues are not a direct obligation of the Commonwealth of Kentucky. Project revenues are, in some cases, derived partially or solely from biennial appropriations of the Kentucky General Assembly. In other cases, the direct revenues generated from the project constitute the sole source of payment.

Non-appropriation or moral obligation debt carries the name of the Commonwealth of Kentucky for the benefit and convenience of other entities or agencies within Kentucky. The bonds are limited obligations of the issuer, are secured by and payable solely from the sources pledged for the payment thereof and do not constitute a debt, liability, obligation or a pledge of the faith and credit of the Commonwealth of Kentucky. The General Assembly does not intend to appropriate any funds to fulfill the financial obligations represented by these types of bonds. In the event of a shortfall, however, the issuer generally covenants to request from the Governor and the General Assembly sufficient amounts to pay debt service.

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Default Record. Neither the Commonwealth of Kentucky nor any of its agencies have ever defaulted in the payment of principal or interest on general obligation indebtedness or project revenue obligations.

Debt Issuing Entities of Kentucky. The following entities are active issuers of debt in Kentucky: State Property and Buildings Commission, Kentucky Asset/Liability Commission, Turnpike Authority of Kentucky, Kentucky Housing Corporation, Kentucky Infrastructure Authority, Kentucky Higher Education Student Loan Corporation, School Facilities Construction Commission, Kentucky Economic Development Finance Authority, Kentucky Local Correctional Facilities Construction Authority and the nine State Universities. The ratings on each issuer vary.

The Kentucky Housing Corporation and the Kentucky Higher Education Student Loan Corporation issue obligations to finance projects that are not repaid by governmental appropriations. The Kentucky General Assembly has placed specific debt limitations on the principal debt outstanding of the Kentucky Housing Corporation ($2.5 billion) and the Kentucky Higher Education Student Loan Corporation ($5 billion). The following issuers cannot incur debt without prior approval of the projects and appropriation of debt service by the Kentucky General Assembly: State Property and Buildings Commission, Turnpike Authority of Kentucky and the State Universities. The Kentucky Asset/Liability Commission may not incur debt without prior approval of the projects and appropriation of the debt service by the General Assembly, exclusive of cash flow borrowing within a fiscal year. The School Facilities Construction Commission cannot incur debt without appropriation of debt service by the General Assembly. The Kentucky Infrastructure Authority, in its revolving fund programs, cannot incur debt without appropriation of debt service. Without legislative approval, other programs of the Kentucky Infrastructure Authority are limited to $500,000,000 of debt outstanding. The debt of the Kentucky Local Correctional Facilities Construction Authority is limited to the level of debt service supported by court fees pledged to the payment of the debt service. No debt limitation is currently in effect for the Kentucky Economic Development Finance Authority, which acts as a conduit issuer of revenue bonds for the benefit of private businesses and nonprofit entities and for which the Commonwealth of Kentucky has no liability for the payment of the debt.

ADDITIONAL INVESTMENT LIMITATIONS

Each Portfolio is subject to the investment limitations enumerated in this subsection which may be changed with respect to a particular Portfolio only by a vote of the holders of a majority of such Portfolio’s outstanding shares (as defined below under “Miscellaneous”).  The Index Master Portfolio’s fundamental investment limitations are described separately.

Money Market Portfolios:

1.             Each of the Money Market, Municipal Money Market and U.S. Treasury Money Market Portfolios may not purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or certificates of deposit for any such securities) if more than 5% of the value of the Portfolio’s total assets (taken at current value) would be invested in the securities of such issuer, or more than 10% of the issuer’s outstanding voting securities would be owned by the Portfolio or the Fund, except that up to 25% of the value of the Portfolio’s total assets (taken at current value) may be invested without regard to these limitations.  For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security.  A guarantee of a security is not deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Portfolio, does not exceed 10% of the value of the Portfolio’s total assets.

2.             No Portfolio may borrow money or issue senior securities, except that each Portfolio may borrow from banks and (other than a Municipal Money Market Portfolio) enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Portfolio’s total assets at the time of such borrowing. No Portfolio will purchase securities while its aggregate borrowings (including reverse repurchase agreements and borrowings from

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banks) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with a Portfolio’s investment practices are not deemed to be pledged for purposes of this limitation.

3.             Each of the Municipal Money Market, U.S. Treasury Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market and New Jersey Municipal Money Market Portfolios may not purchase securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry. The Money Market Portfolio, on the other hand, may not purchase any securities which would cause, at the time of purchase, less than 25% of the value of its total assets to be invested in the obligations of issuers in the financial services industry, or in obligations, such as repurchase agreements, secured by such obligations (unless the Portfolio is in a temporary defensive position) or which would cause, at the time of purchase, more than 25% of the value of its total assets to be invested in the obligations of issuers in any other industry. In applying the investment limitations stated in this paragraph, (i) there is no limitation with respect to the purchase of (a) instruments issued (as defined in Investment Limitation number 1 above) or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, (b) instruments issued by domestic banks (which may include U.S. branches of non-U.S. banks) and (c) repurchase agreements secured by the instruments described in clauses (a) and (b); (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (iii) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will be each considered a separate industry.

4.             Each of the Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market and New Jersey Municipal Money Market Portfolios will invest at least 80% of its net assets in AMT Paper and instruments the interest on which is exempt from regular Federal income tax, except during defensive periods or during periods of unusual market conditions.

5.             The Municipal Money Market Portfolio will invest at least 80% of its net assets in instruments the interest on which is exempt from regular Federal income tax and is not an item of tax preference for purposes of Federal alternative minimum tax, except during defensive periods or during periods of unusual market conditions.

AMT Paper is defined as Municipal Obligations the interest on which is an item of tax preference for purposes of the federal alternative minimum tax.

Non-Money Market Portfolios:

Each of the Non-Money Market Portfolios (other than the Health Sciences Opportunities, Global Resources, All-Cap Global Resources, Inflation Protected Bond, Ohio Municipal Bond, Delaware Municipal Bond and Kentucky Municipal Bond Portfolios) may not:

1.             Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or certificates of deposit for any such securities) if more than 5% of the value of the Portfolio’s total assets would (taken at current value) be invested in the securities of such issuer, or more than 10% of the issuer’s outstanding voting securities would be owned by the Portfolio or the Fund, except that up to 25% of the value of the Portfolio’s total assets may (taken at current value) be invested without regard to these limitations.  For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security.  A guarantee of a security shall not be deemed to be a security issued by the guarantors when the value of all securities issued and guaranteed by the guarantor, and owned by the Portfolio, does not exceed 10% of the value of the Portfolio’s total assets.

Each of the Non-Money Market Portfolios may not:

2.             Purchase any securities which would cause 25% or more of the value of the Portfolio’s total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) the Global Science & Technology Opportunities Portfolio may

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cause 25% or more of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in a single industry in the science and technology sectors as defined in its Prospectuses; (b) the Health Sciences Opportunities Portfolio will cause 25% or more of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in health sciences or related industries as described in the Prospectuses; (c) the Global Resources and All-Cap Global Resources Portfolios will each cause 25% or more of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in energy or natural resources industries as described in the Prospectuses; (d) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (e) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (f) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

Each Non-Money Market Portfolio (other than the Managed Income, Intermediate Government Bond, Low Duration Bond, Government Income, International Bond, Total Return, High Yield Bond, Long Duration Bond, Asset Allocation, Global Opportunities, GNMA, Enhanced Income, Intermediate Bond and Inflation Protected Bond Portfolios, Intermediate Bond Portfolio II and Total Return Portfolio II) may not:

3.             Borrow money or issue senior securities, except that each Portfolio may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Portfolio’s total assets at the time of such borrowing.  No Portfolio will purchase securities while its aggregate borrowings (including reverse repurchase agreements and borrowings from banks) in excess of 5% of its total assets are outstanding.  Securities held in escrow or separate accounts in connection with a Portfolio’s investment practices are not deemed to be pledged for purposes of this limitation.

None of the Managed Income, Intermediate Government Bond, Low Duration Bond, Government Income, Total Return, International Bond, High Yield Bond, Long Duration Bond, Asset Allocation, Global Opportunities, GNMA, Enhanced Income, Intermediate Bond and Inflation Protected Bond Portfolios, Intermediate Bond Portfolio II and Total Return Portfolio II may:

4.             Issue senior securities, borrow money or pledge its assets, except that a Portfolio may borrow from banks or enter into reverse repurchase agreements or dollar rolls in amounts aggregating not more than 33 1/3% of the value of its total assets (calculated when the loan is made) to take advantage of investment opportunities and may pledge up to 33 1/3% of the value of its total assets to secure such borrowings.  Each Portfolio is also authorized to borrow an additional 5% of its total assets without regard to the foregoing limitations for temporary purposes such as clearance of portfolio transactions and share redemptions.  For purposes of these restrictions, the purchase or sale of securities on a “when-issued,” delayed delivery or forward commitment basis, the purchase and sale of options and futures contracts and collateral arrangements with respect thereto are not deemed to be the issuance of a senior security, a borrowing or a pledge of assets.

All Portfolios:

No Portfolio may:

1.             Purchase or sell real estate, except that each Portfolio may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

2.             Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.

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3.             Act as an underwriter of securities within the meaning of the Securities Act of 1933 except to the extent that the purchase of obligations directly from the issuer thereof, or the disposition of securities, in accordance with the Portfolio’s investment objective, policies and limitations may be deemed to be underwriting.

4.             Write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities and securities indices, futures contracts and options on futures contracts and, in the case of the Exchange, Small/Mid-Cap Growth, Aurora, Capital Appreciation, Health Sciences Opportunities, Global Resources, All-Cap Global Resources, Global Opportunities, International Bond, Total Return, Intermediate Bond and Inflation Protected Bond Portfolios, currencies.

5.             Purchase securities of companies for the purpose of exercising control.

6.             Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to a Portfolio’s transactions in futures contracts and related options or a Portfolio’s sale of securities short against the box, and (b) a Portfolio may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

7.             Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that each Portfolio may, to the extent appropriate to its investment policies, purchase securities (publicly traded securities in the case of each Money Market Portfolio) of companies engaging in whole or in part in such activities and may enter into futures contracts and related options.

8.             Make loans, except that each Portfolio may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities. See “Investment Policies-Additional Information on Investment Strategies-Securities Lending” above.

9.             Purchase or sell commodities except that each Portfolio may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities, may engage in currency transactions and may enter into futures contracts and related options.

10.           Notwithstanding the investment limitations of the Index Equity Portfolio, the Index Equity Portfolio may invest all of its assets in shares of an open-end management investment company with substantially the same investment objective, policies and limitations as the Portfolio.

In addition, in compliance with Rule 35d-1 under the 1940 Act, each Municipal Money Market and Municipal Bond Portfolio’s requirement that it invest at least 80% of its assets in certain Municipal Obligations, as described in each Portfolio’s Prospectuses, is a fundamental policy that may be changed with respect to a particular Portfolio only by a vote of the holders of a majority of such Portfolio’s outstanding shares (as defined below under “Miscellaneous”).

Although the foregoing investment limitations would permit the Money Market Portfolios to invest in options, futures contracts and options on futures contracts, and to sell securities short against the box, those Portfolios do not currently intend to trade in such instruments or engage in such transactions during the next twelve months (except to the extent a portfolio security may be subject to a “demand feature” or “put” as permitted under SEC regulations for money market funds).  Prior to making any such investments, a Money Market Portfolio would notify its shareholders and add appropriate descriptions concerning the instruments and transactions to its Prospectus.

Unless otherwise indicated, all limitations apply only at the time that a transaction is undertaken.  Any change in the percentage of a Portfolio’s assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Portfolio’s total assets will not require the Portfolio to dispose of an investment until the adviser or sub-adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences.

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Index Master Portfolio:

The investment limitations of the Index Master Portfolio, the Portfolio in which the Index Equity Portfolio invests all of its investable assets, are separate from those of the Index Equity Portfolio.  The Index Master Portfolio may not:

1.             Invest in commodities or real estate, including limited partnership interests therein, although it may purchase and sell securities of companies which deal in real estate and securities which are secured by interests in real estate, and may purchase or sell financial futures contracts and options thereon;

2.             Make loans of cash, except through the acquisition of repurchase agreements and obligations customarily purchased by institutional investors;

3.             As to 75% of the total assets of the Index Master Portfolio, invest in the securities of any issuer (except obligations of the U.S. Government and its instrumentalities) if, as a result, more than 5% of the Index Master Portfolio’s total assets, at market, would be invested in the securities of such issuer;

4.             Purchase or retain securities of an issuer if those officers and trustees of the Trust or officers and directors of the Trust’s investment adviser owning more than ½ of 1% of such securities together own more than 5% of such securities;

5.             Borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 5% of the Index Master Portfolio’s gross assets valued at the lower of market or cost; provided that it may borrow amounts not exceeding 33% of its net assets from banks and pledge not more than 33% of such assets to secure such loans;

6.             Pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value, except as described in (5) above;

7.             Invest more than 10% of the value of its total assets in illiquid securities, which include certain restricted securities, repurchase agreements with maturities of greater than seven days, and other illiquid investments;

8.             Engage in the business of underwriting securities issued by others;

9.             Invest for the purpose of exercising control over management of any company;

10.           Invest its assets in securities of any investment company, except in connection with a merger, acquisition of assets, consolidation or reorganization;

11.           Invest more than 5% of its total assets in securities of companies which have (with predecessors) a record of less than three years’ continuous operation;

12.           Acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of its total assets would be invested in securities of companies within such industry;

13.           Write or acquire options (except as described in (1) above) or interests in oil, gas or other mineral exploration, leases or development programs;

14.           Purchase warrants; however, it may acquire warrants as a result of corporate actions involving its holdings of other equity securities;

15.           Purchase securities on margin or sell short;

16.           Acquire more than 10% of the voting securities of any issuer; or

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17.           Issue senior securities (as such term is defined in Section 18(f) of the 1940 Act), except as permitted under the 1940 Act.

The investment limitations described in (1) and (15) above do not prohibit the Index Master Portfolio from making margin deposits to the extent permitted under applicable regulations.  Although (2) above prohibits cash loans, the Index Master Portfolio is authorized to lend portfolio securities.  With respect to (7) above, pursuant to Rule 144A under the 1933 Act, the Index Master Portfolio may purchase certain unregistered (i.e., restricted) securities upon a determination that a liquid institutional market exists for the securities.  If it is decided that a liquid market does exist, the securities will not be subject to the 10% limitation on holdings of illiquid securities stated in (7) above.  While maintaining oversight, the Board of Trustees of the Trust has delegated the day-to-day function of making liquidity determinations to DFA, the Index Master Portfolio’s investment adviser.  For Rule 144A securities to be considered liquid, there must be at least two dealers making a market in such securities.  After purchase, the Board of Trustees of the Trust and DFA will continue to monitor the liquidity of Rule 144A securities.

Subject to future regulatory guidance, for purposes of those investment limitations identified above that are based on total assets, “total assets” refers to the assets that the Index Master Portfolio owns, and does not include assets which the Index Master Portfolio does not own but over which it has effective control.  For example, when applying a percentage investment limitation that is based on total assets, the Index Master Portfolio will exclude from its total assets those assets which represent collateral received by the Index Master Portfolio for its securities lending transactions.

Unless otherwise indicated, all limitations applicable to the Index Master Portfolio’s investments apply only at the time that a transaction is undertaken.  Any subsequent change in a rating assigned by any rating service to a security or change in the percentage of the Index Master Portfolio’s assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Index Master Portfolio’s total assets will not require the Index Master Portfolio to dispose of an investment until DFA determines that it is practicable to sell or close out the investment without undue market or tax consequences.  In the event that ratings services assign different ratings to the same security, DFA will determine which rating it believes best reflects the security’s quality and risk at that time, which may be the higher of the several assigned ratings.

Because the structure of the Index Master Portfolio is based on the relative market capitalizations of eligible holdings, it is possible that the Index Master Portfolio might include at least 5% of the outstanding voting securities of one or more issuers.  In such circumstances, the Trust and the issuer would be deemed “affiliated persons” under the 1940 Act, and certain requirements of the 1940 Act regulating dealings between affiliates might become applicable.

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TRUSTEES AND OFFICERS

THE FUND

The business and affairs of the Fund are managed under the direction of its Board of Trustees.  The trustees and executive officers of the Fund, and their business addresses and principal occupations during the past five years, are:

Interested Trustees:

Name, Address and Age	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee
Richard S. Davis(3) BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 60	Trustee	Since 2005

Managing Director, BlackRock, Inc. (since 2005); Chief Executive Officer, State Street Research & Management Company (2000–2005); Chairman of the Board of Trustees, State Street Research mutual funds (“SSR Funds”) (2000–2005); Senior Vice President, Metropolitan Life Insurance Company (1999–2000); Chairman, SSR Realty (2000–2004).

				55 (includes 50 Portfolios of the Fund and 5 Portfolios of BlackRock Bond Allocation Target Shares)	None

Laurence D. Fink(4) BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 52	Trustee and Chairman of the Valuation and Pricing Committee	Since 2000

Chairman and Chief Executive Officer of BlackRock, Inc. since its formation in 1998 and of BlackRock, Inc.’s predecessor entities since 1988; Chairman of the Executive and Management Committees; formerly, Managing Director of the First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore

				55 (includes 50 Portfolios of the Fund and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Director, BlackRock, Inc.

(1)           Each Trustee holds office for an indefinite term until the earlier of (1) the next meeting of shareholders at which Trustees are elected and until his or her successor is elected and qualified and (2) such time as such Trustee resigns or his or her term as a Trustee is terminated in accordance with the Fund’s code of regulations and Declaration of Trust.

(2)           A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, that have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

(3)           Mr. Davis is an interested person of the Fund due to his position at BlackRock, Inc.

(4)           Mr. Fink is an interested person of the Fund due to his position at BlackRock, Inc.

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Name, Address and Age	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee

funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee of The Boys’ Club of New York.

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Disinterested Trustees:

Name, Address and Age	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee
Bruce R. Bond c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 Age: 60	Trustee	Since 2005	Retired; Trustee and member of the Governance Committee, SSR Funds (1997–2005).	55 (includes 50 Portfolios of the Fund and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Director, Avaya, Inc. (information technology).

Honorable Stuart E. Eizenstat Covington & Burling 1201 Pennsylvania Avenue, NW Washington, DC 20004 Age: 64	Trustee and Chairman of the Compliance Committee	Since 2001

Partner and Head of International Practice, Covington & Burling (law firm) (2001-Present); Deputy Secretary of the Treasury (1999-2001); Under Secretary of State for Economic, Business and Agricultural Affairs (1997-1999); Under Secretary of Commerce for International Trade (1996-1997); U.S. Ambassador to the European Union (1993-1996).

				55 (includes 50 Portfolios of the Fund and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Director, UPS Corporation; Advisory Board member, The Coca-Cola Company; Advisory Board member, Group Menatep (energy); Advisory Board member, BT Americas (information technology).

Robert M. Hernandez c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 Age: 62	Trustee, Vice Chairman of the Board and Chairman of the Audit Committee	Since 1996

Retired; Director (1991-2001), Vice Chairman and Chief Financial Officer (1994-2001), Executive Vice President-Accounting and Finance and Chief Financial Officer (1991-1994), USX Corporation (a diversified company principally engaged in energy and steel businesses).

				55 (includes 50 Portfolios of the Fund and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Lead Director, ACE Limited (insurance company); Director and Chairman of the Board, RTI International Metals, Inc.; Director, Eastman Chemical Company.

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Name, Address and Age	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee
Dr. Matina Horner c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 Age: 67	Trustee and Chairperson of the Governance and Nominating Committee	Since 2004	Retired; Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund (TIAA-CREF) (1989-2003).	55 (includes 50 Portfolios of the Fund and 5 Portfolios of BlackRock Bond Allocation Target Shares)

Member and Former Chair of the Board of the Massachusetts General Hospital Institute of Health Professions; Member and Former Chair of the Board of the Greenwall Foundation; Trustee, Century Foundation (formerly The Twentieth Century Fund); Director and Chair of the Audit Committee, N STAR (formerly called Boston Edison); Director, The Neiman Marcus Group; Honorary Trustee, Massachusetts General Hospital Corporation.

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Toby Rosenblatt c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 Age: 68	Trustee and Chairman of the Performance Review Committee	Since 2005

President (since 1999) and Vice President - General Partner (since 1990), Founders Investments Ltd. (private investments); Trustee, SSR Funds (1990-2005); Trustee, Metropolitan Series Fund, Inc. (2001-2005).

				55 (includes 50 Portfolios of the Fund and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Director, A.P. Pharma, Inc.; Trustee, The James Irvine Foundation (since 1997); Chairman, The Presidio Trust (a Federal corporation) (1997-2005).

David R. Wilmerding, Jr. c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 Age: 71	Trustee and Chairman of the Board	Since 1996	Retired; Chairman, Wilmerding & Associates, Inc. (investment advisers) (until 2006); Chairman, Coho Partners, Ltd. (investment advisers) (2003-2006).

56 (includes 50 Portfolios of the Fund, 5 Portfolios of BlackRock Bond Allocation Target Shares and 1 Portfolio of Chestnut Street Exchange Fund, which is managed by BlackRock Financial Management Inc. and BlackRock Institutional Management Corporation.)

Director, Beaver Management Corporation (land management corporation); Managing General Partner, Chestnut Street Exchange Fund, Chairman since 2006; Director, Peoples First, Inc. (bank holding Company) (2001-2004).

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Executive Officers Who Are Not Trustees:

Name, Address and Age	Position(s) Held with Fund	Term of Office(5) and Length of Time Served	Principal Occupation(s) During Past Five Years
Anne Ackerley BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 44	Vice President	Since 2003 (previously served as Assistant Secretary since 2000)

Managing Director, BlackRock, Inc. (since May 2000); First Vice President and Operating Officer, Mergers and Acquisitions Group (1997–2000), First Vice President and Operating Officer, Public Finance Group (1995–1997), and First Vice President, Emerging Markets Fixed Income Research (1994–1995), Merrill Lynch & Co.

Bart Battista BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 47	Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Since 2004

Chief Compliance Officer and Anti-Money Laundering Compliance Officer of BlackRock, Inc. (since 2004); Managing Director (since 2003), and Director (1998-2002) of BlackRock, Inc.; Compliance Officer at Moore Capital Management (1995-1998).

Brian P. Kindelan BlackRock Advisors, Inc. 100 Bellevue Parkway Wilmington, DE 19809 Age: 47	Secretary	Since 1997

Managing Director and Senior Counsel (since January 2005), Director and Senior Counsel (2001-2004) and Vice President and Senior Counsel (1998-2000), BlackRock Advisors, Inc.; Senior Counsel, PNC Bank Corp. (May 1995-April 1998).

Donald C. Burke BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 46	Treasurer	Since 2006

Managing Director of BlackRock, Inc. (since 2006); Managing Director of Merrill Lynch Investment Managers (“MLIM”) and Fund Asset Management (“FAM”) from (2006), First Vice President thereof (1997-2005) and Treasurer thereof (since 1999), Vice President of MLIM and FAM (1990-1997).

Edward Baer BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 38	Assistant Secretary	Since 2005

Managing Director and Senior Counsel (since 2007) and Director and Senior Counsel (2004-2007) of BlackRock, Inc.; Associate, Willkie Farr & Gallagher LLP (2000-2004); Associate, Morgan Lewis & Bockius LLP (1995-2000).

Henry Gabbay BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 58	President	Since 2005	Managing Director, BlackRock, Inc. (since 1989).

(5)           Each officer holds office for an indefinite term until the earlier of (1) the next meeting of trustees at which his or her successor is appointed and (2) such time as such officer resigns or his or her term as an officer is terminated in accordance with the Fund’s code of regulations and Declaration of Trust.

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Name, Address and Age	Position(s) Held with Fund	Term of Office(5) and Length of Time Served	Principal Occupation(s) During Past Five Years
Howard Surloff BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 41	Assistant Secretary	Since 2006	General Counsel of U.S. Funds at BlackRock, Inc. (since June 2006); General Counsel (U.S.), Goldman Sachs Asset Management (1993-2006).

Jay Fife BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 36	Assistant Treasurer	Since 2006

Managing Director (since 2007) and Director (since 2006) of BlackRock, Inc.; Assistant Treasurer of registered investment companies managed by MLIM (2005-2006), Director of MLIM Fund Services Group (2001-2006) and Vice President and Assistant Treasurer of IQ Funds (2005-2006).

Neal J. Andrews BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 40	Assistant Treasurer	Since 2006

Managing Director of Administration and Operations Group, BlackRock, Inc. (since August 2006); Senior Vice President and Line of Business Head, Fund Accounting and Administration, PFPC Inc. (1992-2006).

Robert Mahar BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 61	Assistant Treasurer	Since 2006

Director, Global Portfolio Compliance, BlackRock, Inc. (since 2006); Director and Divisional Compliance Officer for Equities (2002–2006); Director, Portfolio Administration (1999–2001) and Vice President (1996-1999), MLIM; Member of Investment Management Team for Merrill Lynch Pacific Fund, Merrill Lynch Growth Fund and Merrill Lynch Global Value Fund (1996–1999).

Spencer Fleming BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 37	Assistant Treasurer	Since 2006	Director of BlackRock Portfolio Compliance Group (since 2004); Associate in BlackRock Administrative Group (2001-2004); Assistant Vice President, Delaware Investments (1992-2001).

Vincent Tritto BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 45	Assistant Secretary	Since 2003

Managing Director and Assistant Secretary (since January 2005) and Director and Senior Counsel (2002–2004) of BlackRock, Inc. Executive Director (2000–2002) and Vice President (1998–2000), Morgan Stanley & Co. Incorporated and Morgan Stanley Asset Management Inc. and officer of various Morgan Stanley-sponsored investment vehicles; Counsel (1998); Associate (1988–1997), Rogers & Wells LLP, New York, NY.

The standing committees of the Board are the Audit Committee, the Governance and Nominating Committee, the Compliance Committee, the Valuation and Pricing Committee and the Performance Review Committee.

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The members of the Audit Committee are Messrs. Bond, Hernandez and Wilmerding. Mr. Hernandez serves as Chairman.  The Audit Committee is responsible for, among other things:  (i) considering management’s recommendations of independent accountants for the Fund and evaluating such accountants’ performance, costs and financial stability; (ii) reviewing and coordinating audit plans prepared by the Fund’s independent accountants and management’s internal audit staff; and (iii) reviewing financial statements contained in periodic reports to shareholders with the Fund’s independent accountants and management.  The Audit Committee met 5 times in the last fiscal year.

The members of the Governance and Nominating Committee are Dr. Horner and Messrs. Eizenstat, Bond and Hernandez. Mr. Wilmerding is an ex-officio member.  Dr. Horner serves as Chairwoman.  The Committee is responsible for selecting and nominating “disinterested” trustees of the Fund.  The Committee will consider nominees recommended by shareholders when a vacancy becomes available.  Shareholders who wish to recommend a nominee should send nominations which include biographical information and sets forth the qualifications of the proposed nominee to the Fund’s Secretary.  The Committee also is responsible for, among other things, the scheduling and organization of board meetings, evaluating the structure and composition of the board and determining compensation of the Fund’s disinterested trustees.  The Committee met 4 times in the last fiscal year.

The members of the Compliance Committee are Dr. Horner and Messrs. Eizenstat and Rosenblatt.  Mr. Wilmerding is an ex-officio member.  Mr. Eizenstat serves as Chairman.  The Committee is responsible for monitoring compliance issues regarding the Fund.  The Committee met 3 times in the last fiscal year.

The members of the Valuation and Pricing Committee are Messrs. Bond, Davis, Eizenstat, Fink, Hernandez, Rosenblatt, Wilmerding and Dr. Horner.  Mr. Fink serves as Chairman.  The Committee is responsible for valuation issues regarding the Fund’s portfolio securities.  The Committee met 4 times in the last fiscal year.

The members of the Performance Review Committee are Messrs. Bond, Eizenstat, Rosenblatt and Wilmerding.  Mr. Rosenblatt serves as Chairman.  The Committee is responsible for reviewing the performance of the Portfolios.  The Committee is newly formed and therefore did not meet in the Fund’s last fiscal year.

The following table shows the dollar range of equity securities owned by the Trustees in the Fund and in other investment companies overseen by the Trustees within the same family of investment companies as of December 31, 2006.  Investment companies are considered to be in the same family if they share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services.

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Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies

Interested Trustees
Richard S. Davis	High Yield Bond—$1-$10,000, Investment Trust—$1-$10,000, Small/Mid Cap Growth—$1-$10,000, Global Resources—$10,001-$50,000	$10,001-$50,000
Laurence D. Fink	International Opportunities—over $100,000, Global Science & Technology Opportunities—$50,001-$100,000, Global Resources—$1-$10,000	Over $100,000

Disinterested Trustees
Toby Rosenblatt	Investment Trust—over $100,000	Over $100,000
Stuart E. Eizenstat	Investment Trust—$1-$10,000, Low Duration Bond—$1-$10,000	$1-$10,000
Robert M. Hernandez	Pennsylvania Municipal Money Market—over $100,000	Over $100,000
Dr. Matina Horner	None	None
Bruce R. Bond	Mid-Cap Value—over $100,000	Over $100,000
David R. Wilmerding, Jr.	None	None

Compensation

Trustees who are not affiliated with BlackRock or BlackRock Distributors, Inc. (“BDI”) receive from the BlackRock open-end funds (BlackRock Funds and BlackRock Bond Allocation Target Shares (“BATS”)) the following: (i) an annual retainer payment of $130,000; (ii) $10,000 for participating, either by telephone or in-person, in each Board meeting; (iii) $2,500 for participating, either by telephone or in person, in each Committee meeting; and (iv) an additional annual payment of $50,000 for the Chairman of the Board, $5,000 for the Vice Chairman of the Board, $15,000 for the Audit Committee Chairman and $5,000 for each of the Chairpersons of the Boards’ other committees.  Trustees who are not affiliated with BlackRock or BDI are reimbursed for any expenses incurred in attending meetings of the Board of Trustees or any committee thereof.  The term of office of each trustee will automatically terminate at the end of the calendar year in which such trustee reaches 72 years of age.  Other than the Fund’s Chief Compliance Officer and certain of his staff, no officer, director or employee of BlackRock, PFPC Inc. (“PFPC”) (with BlackRock, the “Administrators”), BDI, PNC Bank, National Association (“PNC Bank”) or BlackRock, Inc. currently receives any compensation from the Fund.  As of the date of this Statement of Additional Information, the trustees and officers of the Fund, as a group, owned less than 1% of the outstanding shares of each class of the Fund.

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The table below sets forth the compensation actually received from the Fund and the Fund Complex of which the Fund is a part by the disinterested trustees and the Fund’s Chief Compliance Officer and certain of his staff for the fiscal year ended September 30, 2006.  The Trustees and the Chief Compliance Officer and certain of his staff are paid jointly by the Fund and BATS.  The portion of such compensation to be paid by each of the Fund and BATS is determined based on total net assets of each at the end of each fiscal year.

	Aggregate Compensation from Registrant	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Registrant and Fund Complex
David R. Wilmerding, Jr.	$ 149,603	N/A	N/A	149,750	(3)(1)

Honorable Stuart E. Eizenstat	$ 137,865	N/A	N/A	138,000	(2)(1)

Robert M. Hernandez	$ 147,605	N/A	N/A	147,750	(2)(1)

Dr. Matina Horner	$ 143,109	N/A	N/A	143,250	(2)(1)

Bruce R. Bond	$ 138,113	N/A	N/A	138,250	(2)(1)

Toby Rosenblatt	$ 133,619	N/A	N/A	133,750	(2)(1)

Bart Battista, Chief Compliance Officer and Anti-Money Laundering Officer(2)	$ 402,410	N/A	N/A	402,810

(1).          Total number of investment company boards trustees served on within the Fund Complex.

(2).          The Fund’s Chief Compliance Officer and certain of his staff are paid jointly by the Fund, other funds in the BlackRock fund family and BlackRock.  The Fund’s Board approves annually the compensation for the Chief Compliance Officer and certain of his staff, including the appropriate portion of such compensation to be paid by the Fund.

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THE TRUST

Trustees

The Board of Trustees of the Trust is responsible for establishing the Trust’s policies and for overseeing the management of the Trust.

The Board of Trustees of the Trust has two standing committees, the Audit Committee and the Portfolio Performance and Service Review Committee (the “Performance Committee”).  The Audit Committee is comprised of George M. Constantinides, Roger G. Ibbotson and Abbie J. Smith.  Each member of the Trust’s Audit Committee is a disinterested Trustee.  The Audit Committee oversees the Trust’s accounting and financial reporting policies and practices, the Trust’s internal controls, the Trust’s financial statements and the independent audits thereof and performs other oversight functions as requested by the Board of Trustees.  The Audit Committee recommends the appointment of the Trust’s independent registered certified public accounting firm and also acts as a liaison between the Trust’s independent certified public accounting firm and the full Board.  There were four Audit Committee meetings held during the fiscal year ended November 30, 2006.

The Performance Committee is comprised of Messrs. Constantinides and Ibbotson, Ms. Smith, John P. Gould, Robert C. Merton and Myron S. Scholes.  Each member of the Trust’s Performance Committee is a disinterested Trustee.  The Performance Committee regularly reviews and monitors the investment performance of the Trust’s series, including the Index Master Portfolio, and reviews the performance of the Trust’s service providers.  There were three Performance Committee meetings held during the fiscal year ended November 30, 2006.

Certain biographical information for each disinterested Trustee and each interested Trustee of the Trust is set forth in the tables below, including a description of each Trustee’s experience as a Trustee of the Trust and as a director or trustee of other funds, as well as other recent professional experience.

Disinterested Trustees

Name, Address and Age	Position Held with the Trust	Term of Office(1) and Length of Service	Principal Occupation(s) During Past 5 Years	Portfolios within the DFA Fund Complex(2) Overseen	Other Directorships of Public Companies Held

George M. Constantinides Graduate School of Business University of Chicago 5807 S. Woodlawn Ave. Chicago, IL 60637 Date of Birth: 9/22/47	Trustee	Since inception	Leo Melamed Professor of Finance, Graduate School of Business, University of Chicago.	81 portfolios in 4 investment companies

John P. Gould Graduate School of Business University of Chicago 5807 S. Woodlawn Ave. Chicago, IL 60637 Date of Birth: 1/19/39	Trustee	Since inception

Steven G. Rothmeier Distinguished Service Professor of Economics, Graduate School of Business, University of Chicago. Member of the Boards of Milwaukee Mutual Insurance Company and UNext.com. Formerly, Senior Vice President, Lexecon Inc. (economics, law, strategy and finance consulting). Formerly, President, Cardean University (division of UNext.com). Formerly, Trustee, First Prairie Funds (registered investment company).

				81 portfolios in 4 investment companies	Trustee, Harbor Fund (registered investment company) (14 portfolios).

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Name, Address and Age	Position Held with the Trust	Term of Office(1) and Length of Service	Principal Occupation(s) During Past 5 Years	Portfolios within the DFA Fund Complex(2) Overseen	Other Directorships of Public Companies Held

Roger G. Ibbotson Yale School of Management P.O. Box 208200 New Haven, CT 06520-8200 Date of Birth: 5/27/43	Trustee	Since inception

Professor in Practice of Finance, Yale School of Management. Director, BIRR Portfolio Analysis, Inc. (software products). Partner, Zebra Capital Management, LLC (hedge fund manager). Formerly, Director, Hospital Fund, Inc. (investment management services).

81 portfolios in 4 investment companies

Robert C. Merton Harvard Business School 397 Morgan Hall Soldiers Field Boston, MA 02163 Date of Birth: 7/31/44	Trustee	Since 2003

John and Natty McArthur University Professor, Graduate School of Business Administration, Harvard University (since 1998). Co-founder, Chief Science Officer, Integrated Finance Limited (since 2002). Director, MFRisk, Inc. (risk management software) (since 2001). Director, Peninsula Banking Group (bank) (since 2003). Director, Community First Financial Group (bank holding company) (since 2003).

				81 portfolios in 4 investment companies	Director, Vical Incorporated (biopharmaceutical product development).

Myron S. Scholes Oak Hill Platinum Partners Reckson Executive Park 1100 King Street, Bldg. 4 Rye Brook, NY 10578 Date of Birth: 7/1/41	Trustee	Since inception

Frank E. Buck Professor Emeritus of Finance, Stanford University. Managing Partner, Oak Hill Capital Management (private equity firm). Chairman, Oak Hill Platinum Partners (hedge fund). Director, Chicago Mercantile Exchange. Consultant, Arbor Investors. Formerly, Director, Smith Breeden Family of Funds.

				81 portfolios in 4 investment companies	Director, American Century Fund Complex (registered investment companies) (7 portfolios) and Director, Chicago Mercantile Exchange Holdings Inc.

Abbie J. Smith Graduate School of Business University of Chicago 5807 S. Woodlawn Ave. Chicago, IL 60637 Date of Birth: 4/30/53	Trustee	Since 2000	Boris and Irene Stern Professor of Accounting, Graduate School of Business, University of Chicago. Formerly, Marvin Bower Fellow, Harvard Business School (from 2001 to 2002) .	81 portfolios in 4 investment companies	Director, HNI Corporation (formerly known as HON Industries Inc.) (office furniture) and Director, Ryder System, Inc. (transportation).

Interested Trustees

The following Interested Trustees are described as such because they are deemed to be “interested persons,” as that term is defined under the 1940 Act, due to their positions with DFA.

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Name, Address and Age	Position Held with the Trust	Term of Office(1) and Length of Service	Principal Occupation(s) During Past 5 Years	Portfolios within the DFA Fund Complex(2) Overseen	Other Directorships of Public Companies Held

David G. Booth 1299 Ocean Avenue Santa Monica, CA 90401 Date of Birth: 12/2/46	Trustee, President, Chairman, Chief Executive Officer and Chief Investment Officer	Since inception

President, Chairman, Chief Executive Officer and Chief Investment Officer (beginning in 2003) (beginning in 2006 for Dimensional Holdings Inc.) and Director/Trustee of the following companies: the Trust, DFA, DFA Securities Inc., Dimensional Holdings Inc., Dimensional Fund Advisors Canada Inc., DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc. and Dimensional Emerging Markets Value Fund Inc. Director of Dimensional Fund Advisors Ltd. and formerly, Chief Investment Officer. Director, President and Chief Investment Officer (beginning in 2003) of DFA Australia Limited. Formerly, Director of Dimensional Funds PLC. Limited Partner, Oak Hill Partners. Director, University of Chicago Business School. Formerly, Director, SA Funds (registered investment company), and formerly, Director, Assante Corporation (investment management) (until 2002).

81 portfolios in 4 investment companies

Rex A. Sinquefield The Show-Me Institute 7777 Bonhomme Ave. Ste. 2150 St. Louis, MO 63105 Date of Birth: 9/7/44	Trustee and Chairman	Since inception

Director/Trustee and prior to 2006 Chairman, (and prior to 2003, Chief Investment Officer), of DFA, DFA Securities Inc., DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc. and Dimensional Emerging Markets Value Fund Inc. Trustee and Chairman of the Trust. Director and formerly President, Dimensional Fund Advisors Ltd. Director (and prior to 2003, Chief Investment Officer), DFA Australia Limited. Director, Dimensional Fund Advisors Canada Inc. Director, Dimensional Funds PLC. Trustee, St. Louis University. Life Trustee and Member of Investment Committee, DePaul University. Director, The German St. Vincent Orphan Home. Member of Investment Committee, Archdiocese of St. Louis. Director, St. Louis Art Institute. President and Director, The Show Me Institute.

81 portfolios in 4 investment companies

(1)           Each Trustee holds office for an indefinite term until his or her successor is elected and qualified.

(2)           Each Trustee is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which are:  the Trust, Dimensional Emerging Markets Value Fund Inc., DFA Investment Dimensions Group Inc. and Dimensional Investment Group Inc. (together, the “DFA Funds”).

Information relating to each Trustee’s ownership (including the ownership of his or her immediate family) in the series of the Trust and in all registered investment companies in the DFA Fund Complex as of December 31, 2006 is set forth in the chart below:

Name	Dollar Range of Fund Shares Owned	Aggregate Dollar Range of Shares Owned in All Funds Overseen by Trustee in Family of Investment Companies
Disinterested Trustees:
George M. Constantinides	$0		$0
John P. Gould	$0		$0
Roger G. Ibbotson	$0		$0
Robert C. Merton	$0		$0
Myron S. Scholes	$0		$50,001 – 100,000
Abbie J. Smith	$0		$0
Interested Trustees:
David G. Booth	$0	over $	100,0000
Rex A. Sinquefield	$0	over $	100,0000

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Set forth below is a table listing, for each Trustee entitled to receive compensation, the compensation received from the Trust during the fiscal year ended November 30, 2006 and the total compensation received from the four DFA Funds for which DFA served as investment adviser during that same fiscal year:

Trustee	Aggregate Compensation from the Trust*	Pension or Retirement Benefits as Part of Trust Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from the Trust and DFA Fund Complex†
George M. Constantinides	$ 52,495	N/A	N/A	$ 130,000
John P. Gould	$ 52,495	N/A	N/A	$ 130,000
Roger G. Ibbotson	$ 55,488	N/A	N/A	$ 137,500
Robert C. Merton	$ 52,495	N/A	N/A	$ 130,000
Myron S. Scholes	$ 52,495	N/A	N/A	$ 130,000
Abbie J. Smith	$ 52,495	N/A	N/A	$ 130,000

*              Under a deferred compensation plan (the “Plan”) adopted effective January 1, 2002, the disinterested Trustees of the Trust may defer receipt of all or a portion of the compensation for serving as members of the four Boards of Directors/Trustees of the DFA Funds.  Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of the DFA Funds (the “Reference Funds”).  The amounts ultimately received by the disinterested Trustees under the Plan will be directly linked to the investment performance of the Reference Funds.  Deferral of fees in accordance with the Plan will have a negligible effect on a fund’s assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any disinterested Trustee or to pay any particular level of compensation to the disinterested Trustee.  The total amount of deferred compensation accrued by the disinterested Trustees from the DFA Fund Complex who participated in the Plan during the fiscal year ended November 30, 2006, is as follows:  $130,000 (Mr. Gould), $137,500 (Mr. Ibbotson), $130,000 (Mr. Morten) and $130,000  (Ms. Smith).  A disinterested Trustee’s deferred compensation will be distributed at the earlier of:  (a) January in the year after the disinterested Trustee’s resignation from the Boards of Directors/Trustees, or death or disability; or (b) five years following the first deferral, in such amounts as the disinterested Trustee has specified.  The obligations of the DFA Funds to make payments under the Plan will be unsecured general obligations of the DFA Funds, payable out of the general assets and property of the DFA Funds.

†              The term DFA Fund Complex refers to all registered investment companies for which DFA performs advisory or administrative services and for which the individuals listed above serve as directors or trustees on the boards of such companies.

Officers

Below is the name, address, age, information regarding positions with the Trust and the principal occupation for each officer of the Trust.  Each of the officers listed below holds the same office (except as otherwise noted) in the following entities:  DFA, DFA Securities Inc., DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc., the Trust and Dimensional Emerging Markets Value Fund Inc. (collectively, the “DFA Entities”).

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Name, Address and Age	Position Held with the Trust	Term of Office(1) and Length of Service	Principal Occupation(s) During Past 5 Years
M. Akbar Ali Santa Monica, CA Date of Birth: 7/1/71	Vice President	Since 2005

Vice President of all the DFA Entities. Portfolio Manager of Dimensional Fund Advisors LP (since August 2002). Formerly, Graduate Student at the University of California, Los Angeles (August 2000 to June 2002).

Darryl Avery Santa Monica, CA Date of Birth: 10/4/66	Vice President	Since 2005

Vice President of all the DFA Entities. From June 2002 to January 2005, institutional client service representative of Dimensional Fund Advisors LP. Formerly, institutional client service and marketing representative for Metropolitan West Asset Management (February 2001 to February 2002); institutional client service and marketing representative for Payden & Rygel (June 1990 to January 2001).

Arthur H. Barlow Santa Monica, CA Date of Birth: 11/7/55	Vice President	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.

Valerie A. Brown Santa Monica, CA Date of Birth: 1/24/67	Vice President and Assistant Secretary	Since 2001

Vice President and Assistant Secretary of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd. and since June 2003, Dimensional Fund Advisors Canada Inc. Since March 2000, legal counsel for Dimensional Fund Advisors LP.

Stephen A. Clark Santa Monica, CA Date of Birth: 8/20/72	Vice President	Since 2004	Vice President of all the DFA Entities. April 2001 to April 2004, Portfolio Manager of Dimensional Fund Advisors LP.

Truman A. Clark Santa Monica, CA Date of Birth: 4/8/41	Vice President	Since 1996	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.

Christopher S. Crossan Santa Monica, CA Date of Birth: 12/21/65	Vice President and Chief Compliance Officer	Since 2004	Vice President of all the DFA Entities. Formerly, Senior Compliance Officer, INVESCO Institutional, Inc. and its affiliates (August 2000 to January 2004).

James L. Davis Santa Monica, CA Date of Birth: 11/29/56	Vice President	Since 1999	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.

Robert T. Deere Santa Monica, CA Date of Birth: 10/8/57	Vice President	Since 1994	Vice President of all the DFA Entities and DFA Australia Limited.

Robert W. Dintzner Santa Monica, CA Date of Birth: 3/18/70	Vice President	Since 2001	Vice President of all the DFA Entities. Prior to April 2001, marketing supervisor and marketing coordinator for DFA.

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Name, Address and Age	Position Held with the Trust	Term of Office(1) and Length of Service	Principal Occupation(s) During Past 5 Years

Richard A. Eustice Santa Monica, CA Date of Birth: 8/5/65	Vice President and Assistant Secretary	Since 1998	Vice President and Assistant Secretary of all the DFA Entities and DFA Australia Limited. Formerly, Vice President of Dimensional Fund Advisors Ltd.

Eugene F. Fama, Jr. Santa Monica, CA Date of Birth: 1/21/61	Vice President	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.

Gretchen A. Flicker Santa Monica, CA Date of Birth: 6/9/71	Vice President	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, institutional client service representative of Dimensional Fund Advisors LP.

Glenn S. Freed Santa Monica, CA Date of Birth: 11/24/61	Vice President	Since 2001	Vice President of all the DFA Entities.

Henry F. Gray Santa Monica, CA Date of Birth: 9/22/67	Vice President	Since 2000	Vice President of all the DFA Entities. Prior to July 2000, Portfolio Manager of Dimensional Fund Advisors LP. Formerly, Vice President of DFA Australia Limited.

Julie C. Henderson Santa Monica, CA Date of Birth: 3/16/74	Vice President	Since 2005	Vice President of all the DFA Entities. Formerly, Senior Manager at PricewaterhouseCoopers LLP (July 1996 to April 2005).

Kevin Hight Santa Monica, CA Date of Birth: 11/13/67	Vice President	Since 2005

Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional Fund Advisors LP (March 2003 to March 2005). Formerly, Vice President and Portfolio Manager for Payden & Rygel (July 1999 to February 2003).

Christine W. Ho Santa Monica, CA Date of Birth: 11/29/67	Vice President	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Assistant Controller of Dimensional Fund Advisors LP.

Jeff J. Jeon Santa Monica, CA Date of Birth: 11/11/73	Vice President	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, counsel of Dimensional Fund Advisors LP.

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Name, Address and Age	Position Held with the Trust	Term of Office(1) and Length of Service	Principal Occupation(s) During Past 5 Years

Patrick Keating Santa Monica, CA Date of Birth: 12/21/54	Vice President	Since 2003

Vice President of all the DFA Entities and Dimensional Fund Advisors Canada Inc. Formerly, Director, President and Chief Executive Officer, Assante Asset Management Inc. (October 2000 to December 2002); Director, Assante Capital Management (October 2000 to December 2002); Executive Vice President, Assante Corporation (May 2001 to December 2002); Director, Assante Asset Management Ltd. (September 1997 to December 2002); President and Chief Executive Officer, Assante Asset Management Ltd. (September 1998 to May 2001).

Joseph F. Kolerich Santa Monica, CA Date of Birth: 11/7/71	Vice President	Since 2004

Vice President of all the DFA Entities. From April 2001 to April 2004, Portfolio Manager for Dimensional Fund Advisors LP. Formerly, a trader at Lincoln Capital Fixed Income Management (formerly Lincoln Capital Management Company).

Michael F. Lane Santa Monica, CA Date of Birth: 7/11/67	Vice President	Since 2004	Vice President of all the DFA Entities. Formerly, Vice President of Advisor Services at TIAA-CREF (July 2001 to September 2004).

Juliet Lee Santa Monica, CA Date of Birth: 1/12/71	Vice President	Since 2005

Vice President of all the DFA Entities. Human Resources Manager of Dimensional Fund Advisors LP (since January 2004). Formerly, Assistant Vice President for Metropolitan West Asset Management LLC (February 2001 to December 2003) .

Natalie Maniaci Santa Monica, CA Date of Birth: 5/3/69	Vice President	Since 2005	Vice President of all the DFA Entities. Counsel of Dimensional Fund Advisors LP (since July 2003). Formerly, Associate at Gibson Dunn & Crutcher LLP (October 1999 to July 2003).

Heather H. Mathews Santa Monica, CA Date of Birth: 12/12/69	Vice President	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Portfolio Manager for Dimensional Fund Advisors LP.

David M. New Santa Monica, CA Date of Birth: 2/9/60	Vice President	Since 2003

Vice President of all the DFA Entities. Formerly, Client Service Manager of Dimensional Fund Advisors LP. Formerly, Director of Research, Wurts and Associates (investment consulting firm) from December 2000 to June 2002.

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Name, Address and Age	Position Held with the Trust	Term of Office(1) and Length of Service	Principal Occupation(s) During Past 5 Years

Catherine L. Newell Santa Monica, CA Date of Birth: 5/7/64	Vice President, Secretary, General Counsel and Chief Legal Officer	Since 2000

Vice President and Secretary of all the DFA Entities. Vice President and Assistant Secretary of DFA Australia Limited. Director, Vice President and Secretary of Dimensional Fund Advisors Ltd. (since February 2002, April 1997 and May 2002, respectively). Vice President and Secretary of Dimensional Fund Advisors Canada Inc. (since June 2003). Director of Dimensional Funds plc (since January 2002). Formerly, Assistant Secretary of all DFA Entities and Dimensional Fund Advisors Ltd.

Sonya Park Santa Monica, CA Date of Birth: 6/28/72	Vice President	Since 2005

Vice President of all the DFA Entities. From February 2002 to January 2005, institutional client service representative of Dimensional Fund Advisors LP. Formerly, Associate Director at Watson Pharmaceuticals Inc. (January 2001 to February 2002).

David A. Plecha Santa Monica, CA Date of Birth: 10/26/61	Vice President	Since 1993	Vice President of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd.

Eduardo A. Repetto Santa Monica, CA |Date of Birth: 1/28/67	Vice President	Since 2002	Vice President of all the DFA Entities. Formerly, Research Associate for DFA (June 2000 to April 2002).

L. Jacobo Rodríguez Santa Monica, CA Date of Birth: 5/18/71	Vice President	Since 2005

Vice President of all the DFA Entities. From August 2004 to July 2005, institutional client service representative of Dimensional Fund Advisors LP. Formerly, Financial Services Analyst, Cato Institute (September 2001 to June 2004) and Book Review Editor, Cato Journal, Cato Institute (May 1996 to June 2004).

Michael T. Scardina Santa Monica, CA Date of Birth: 10/12/55	Vice President, Chief Financial Officer and Treasurer	Since 1993

Vice President, Chief Financial Officer and Treasurer of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd. and since June 2003, Dimensional Fund Advisors Canada Inc. Director of Dimensional Fund Advisors Ltd. (since February 2002) and Dimensional Funds plc (since January 2002).

David E. Schneider Santa Monica, CA Date of Birth: 1/26/46	Vice President	Since 2001	Vice President of all the DFA Entities. Currently, Director of Institutional Services and prior to 2001, Regional Director of Dimensional Fund Advisors LP.

Grady M. Smith Santa Monica, CA Date of Birth: 5/26/56	Vice President	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Portfolio Manager of Dimensional Fund Advisors LP.

Carl G. Snyder Santa Monica, CA Date of Birth: 6/8/ 63	Vice President	Since 2000	Vice President of all the DFA Entities. Prior to July 2000, Portfolio Manager of Dimensional Fund Advisors LP. Formerly, Vice President of DFA Australia Limited.

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Name, Address and Age	Position Held with the Trust	Term of Office(1) and Length of Service	Principal Occupation(s) During Past 5 Years

Lawrence R. Spieth Santa Monica, CA Date of Birth: 11/10/47	Vice President	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, institutional client service representative of Dimensional Fund Advisors LP.

Bradley G. Steiman Santa Monica, CA Date of Birth: 3/25/73	Vice President	Since 2004

Vice President of all the DFA Entities and Director and Vice President of Dimensional Funds Canada Inc. Prior to April 2002, Regional Director of Dimensional Fund Advisors LP. Formerly, Vice President and General Manager of Assante Global Advisors (July 2000 to April 2002); and Private Client Manager at Loring Ward Investment Counsel Ltd. (June 1997 to February 2002).

Karen Umland Santa Monica, CA Date of Birth: 3/10/66	Vice President	Since 1997	Vice President of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd. and, since June 2003, Dimensional Fund Advisors Canada Inc.

Carol W. Wardlaw Santa Monica, CA Date of Birth: 8/7/58	Vice President	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Regional Director of Dimensional Fund Advisors LP.

Weston J. Wellington Santa Monica, CA Date of Birth: 3/1/51	Vice President	Since 1997	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited.

Daniel M. Wheeler Santa Monica, CA Date of Birth: 3/3/45	Vice President	Since 2001

Vice President of all the DFA Entities. Prior to 2001, Director of Financial Advisors Services of Dimensional Fund Advisors LP. Director of Dimensional Fund Advisors Ltd. (since October 2003) and President of Dimensional Fund Advisors Canada Inc. (since June 2003).

(1)                                 Each officer holds office for an indefinite term at the pleasure of the Board of Trustees and until his or her successor is elected and qualified.

As of December 31, 2006, the Trustees and officers as a group own less than 1% of the Trust’s outstanding stock.

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SHAREHOLDER AND TRUSTEE LIABILITY OF THE FUND

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust.  However, the Fund’s Declaration of Trust provides that shareholders shall not be subject to any personal liability in connection with the assets of the Fund for the acts or obligations of the Fund, and that every note, bond, contract, order or other undertaking made by the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.  The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or some other reason.  The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund, and shall satisfy any judgment thereon.

The Declaration of Trust further provides that all persons having any claim against the trustees or Fund shall look solely to the trust property for payment; that no trustee of the Fund shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust property or the conduct of any business of the Fund; and that no trustee shall be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties as a trustee.  With the exception stated, the Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a trustee, and that the Fund will indemnify officers, representatives and employees of the Fund to the same extent that trustees are entitled to indemnification.

INVESTMENT ADVISORY, ADMINISTRATION,
DISTRIBUTION AND SERVICING ARRANGEMENTS

Advisory and Sub-Advisory Agreements.  The advisory and sub-advisory services provided by BlackRock, BIMC, BFM, BIL and, with respect to the Index Master Portfolio, Dimensional Fund Advisors LP (formerly, Dimensional Fund Advisors Inc. (“DFA”)), and the fees received by BlackRock and DFA for such services, are described in the Prospectuses.

For their advisory and sub-advisory services, BlackRock, BIMC, BFM, BIL and DFA, as applicable, are entitled to fees, computed daily on a portfolio-by-portfolio basis and payable monthly, at the maximum annual rates set forth below.

MAXIMUM ANNUAL CONTRACTUAL FEE RATE FOR THE SMALL CAP VALUE EQUITY AND SMALL CAP GROWTH EQUITY PORTFOLIOS AND THE INVESTMENT TRUST (BEFORE WAIVERS)

Average Daily Net Assets	Investment Advisory Fee

First $1 billion	.550%
$1 billion — $2 billion	.500
$2 billion — $3 billion	.475
Greater than $3 billion	.450

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MAXIMUM ANNUAL CONTRACTUAL FEE RATE FOR THE CAPITAL APPRECIATION PORTFOLIO (BEFORE WAIVERS)

Average Daily Net Assets	Investment Advisory Fee

First $1 billion	.650%
$1 billion — $2 billion	.600
$2 billion — $3 billion	.575
Greater than $3 billion	.550

MAXIMUM ANNUAL CONTRACTUAL FEE RATE FOR THE AURORA PORTFOLIO  (BEFORE WAIVERS)

Average Daily Net Assets	Investment Advisory Fee

First $1 billion	.850%
$1 billion — $2 billion	.800
$2 billion — $3 billion	.750
Greater than $3 billion	.700

MAXIMUM ANNUAL CONTRACTUAL FEE RATE FOR THE SMALL/MID-CAP GROWTH, HEALTH SCIENCES OPPORTUNITIES, GLOBAL RESOURCES AND ALL-CAP GLOBAL RESOURCES PORTFOLIOS (BEFORE WAIVERS)

Average Daily Net Assets	Investment Advisory Fee

First $1 billion	.750%
$1 billion — $2 billion	.700
$2 billion — $3 billion	.675
Greater than $3 billion	.650

MAXIMUM ANNUAL CONTRACTUAL FEE RATE FOR THE MID-CAP VALUE EQUITY AND
MID-CAP GROWTH EQUITY PORTFOLIOS (BEFORE WAIVERS)

Average Daily Net Assets	Investment Advisory Fee

First $1 billion	.800%
$1 billion — $2 billion	.700
$2 billion — $3 billion	.650
Greater than $3 billion	.625

MAXIMUM ANNUAL CONTRACTUAL FEE RATE FOR THE ASSET ALLOCATION PORTFOLIO (BEFORE WAIVERS)

Average Daily Net Assets	Investment Advisory Fee	Sub-Advisory Fee to BFM

First $1 billion	.550%	.400%
$1 billion — $2 billion	.500	.350
$2 billion — $3 billion	.475	.325
Greater than $3 billion	.450	.300

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MAXIMUM ANNUAL CONTRACTUAL FEE RATE FOR THE
INTERNATIONAL OPPORTUNITIES PORTFOLIO (BEFORE WAIVERS)

Average Daily Net Assets	Investment Advisory Fee	Sub-Advisory Fee to BIL

First $1 billion	1.00%	.85%
$1 billion — $2 billion	.95	.80
$2 billion — $3 billion	.90	.75
Greater than $3 billion	.85	.70

MAXIMUM ANNUAL CONTRACTUAL FEE RATE
FOR THE U.S. OPPORTUNITIES PORTFOLIO (BEFORE WAIVERS)

Average Daily Net Assets	Investment Advisory Fee

First $1 billion	1.100%
$1 billion — $2 billion	1.050
$2 billion — $3 billion	1.025
Greater than $3 billion	1.000

MAXIMUM ANNUAL CONTRACTUAL FEE RATE FOR THE
GLOBAL SCIENCE & TECHNOLOGY OPPORTUNITIES PORTFOLIO (BEFORE WAIVERS)

Average Daily Net Assets	Investment Advisory Fee

First $1 billion	.90%
$1 billion—$2 billion	.85
$2 billion—$3 billion	.80
Greater than $3 billion	.75

MAXIMUM ANNUAL CONTRACTUAL FEE RATE FOR THE
GLOBAL OPPORTUNITIES PORTFOLIO (BEFORE WAIVERS)

Average Daily Net Assets	Investment Advisory Fee	Sub-Advisory Fee to BFM (as % of average daily net assets allocated to fixed income investments)

First $1 billion	.90%	.400%
$1 billion — $2 billion	.85	.350
$2 billion — $3 billion	.80	.325
Greater than $3 billion	.75	.300

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MAXIMUM ANNUAL CONTRACTUAL FEE RATE
FOR THE BOND PORTFOLIOS  (BEFORE WAIVERS)

	Each Bond Portfolio Except the Enhanced Income, International Bond, GNMA, Inflation Protected Bond, DE Municipal Bond and KY Municipal Bond Portfolios		International Bond, GNMA, DE Municipal Bond and KY Municipal Bond Portfolios
Average Daily Net Assets	Investment Advisory Fee	Sub-Advisory Fees to BFM	Investment Advisory Fee	Sub- Advisory Fees to BFM

First $1 billion	.500%	.350%	.550%	.400%
$1 billion—$2 billion	.450	.300	.500	.350
$2 billion—$3 billion	.425	.275	.475	.325
Greater than $3 billion	.400	.250	.450	.300

MAXIMUM ANNUAL CONTRACTUAL FEE RATE
FOR THE INFLATION PROTECTED BOND PORTFOLIO (BEFORE WAIVERS)

Average Daily Net Assets	Investment Advisory Fee	Sub-Advisory Fee to BFM

First $1 billion	.400%	.250%
$1 billion — $2 billion	.375	.225
$2 billion — $3 billion	.350	.200
Greater than $3 billion	.325	.175

MAXIMUM ANNUAL CONTRACTUAL FEE RATE
FOR THE MONEY MARKET PORTFOLIOS (BEFORE WAIVERS)

Average Daily Net Assets	Investment Advisory Fee	Sub-Advisory Fee to BIMC

First $1 billion	.450%	.400%
$1 billion — $2 billion	.400	.350
$2 billion — $3 billion	.375	.325
Greater than $3 billion	.350	.300

The investment advisory fees paid to BlackRock for the Enhanced Income, Small Cap Core Equity and Exchange Portfolios are .40%, 1.00% and .50%, respectively.  The sub-advisory fee paid to BFM for the Enhanced Income Portfolio is .15%.

BlackRock renders advisory services to each of the Portfolios, except the Index Equity Portfolio, pursuant to an Investment Advisory Agreement.  From the commencement of operations of each Portfolio that existed prior to January 4, 1996 until that date (other than the New Jersey Municipal Money Market, Total Return II, Low Duration Bond and International Bond Portfolios; June 1, 1996, in the case of the Index Equity Portfolio), BIMC served as adviser.

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From July 1, 1991 to December 31, 1995, Midlantic Bank, N.A. (“Midlantic Bank”) served as investment adviser to the predecessor portfolios of the International Bond and New Jersey Municipal Money Market Portfolios.  From January 1, 1996, through January 12, 1996 (February 12, 1996, with respect to the predecessor portfolio of the International Bond Portfolio): (i) BlackRock and Morgan Grenfell Investment Services Limited (“Morgan Grenfell”) served as investment adviser and sub-adviser, respectively, to the predecessor portfolio to the International Bond Portfolio; and (ii) BIMC served as investment adviser to the predecessor portfolio to the New Jersey Municipal Money Market Portfolio.  From December 9, 1992, to January 13, 1996, BFM served as investment adviser to the predecessor portfolio of the Total Return Portfolio II.  From July 17, 1992, to January 13, 1996, BFM served as investment adviser to the predecessor portfolio of the Low Duration Bond Portfolio.

PNC Bank served as sub-adviser for the Money Market Portfolio from October 4, 1989 (commencement of operations), to January 4, 1996; for the Municipal Money Market Portfolio from September 10, 1993 to January 4, 1996; for the U.S. Treasury Money Market Portfolio from November 1, 1989 (commencement of operations), to January 4, 1996; for the Ohio Municipal Money Market Portfolio from June 1, 1993 (commencement of operations), to January 4, 1996; for the Pennsylvania Municipal Money Market Portfolio from June 1, 1993 (commencement of operations), to January 4, 1996; for the North Carolina Municipal Money Market Portfolio from May 4, 1993 (commencement of operations), to January 4, 1996; for the Virginia Municipal Money Market Portfolio from July 25, 1994 (commencement of operations), to January 4, 1996; and for the New Jersey Municipal Money Market Portfolio from January 13, 1996, to June 6, 1996.  From April 4, 1990 (commencement of operations), to January 4, 1996, PNC Bank served as sub-adviser to the Asset Allocation Portfolio.  From March 1, 1993, to January 4, 1996, PNC Equity Advisors Company (a predecessor entity of BlackRock) (“PEAC”) served as sub-adviser to the Investment Trust Portfolio.  From March 29, 1995 to June 1, 1996, PEAC served as sub-adviser to the Index Equity Portfolio.  From July 1, 1996, through December 31, 1996, Morgan Grenfell served as sub-adviser to the International Bond Portfolio.

BFM renders sub-advisory services to the Asset Allocation, Global Opportunities, Managed Income, Intermediate Government Bond, AMT-Free Municipal Bond, Ohio Municipal Bond, Low Duration Bond, Delaware Municipal Bond, Kentucky Municipal Bond, Total Return, Government Income, International Bond, High Yield Bond, Long Duration Bond, GNMA, Enhanced Income, Intermediate Bond and Inflation Protected Bond Portfolios, Intermediate Bond Portfolio II and Total Return Portfolio II pursuant to Sub-Advisory Agreements.  Until January 26, 2001, BFM rendered sub-advisory services to the Mid-Cap Value Equity, Small Cap Value Equity, Investment Trust, Mid-Cap Growth Equity, Small Cap Growth Equity, U.S. Opportunities, and International Opportunities Portfolios.  From May 15, 2000, to January 26, 2001, BFM rendered sub-advisory services to the Global Science & Technology Opportunities Portfolio.  BIL renders sub-advisory services to the International Opportunities Portfolio pursuant to a sub-advisory agreement.  BIMC renders sub-advisory services to the Money Market, U.S. Treasury Money Market, Municipal Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market and New Jersey Municipal Money Market Portfolios pursuant to Sub-Advisory Agreements.  DFA renders advisory services to the Index Master Portfolio, the registered investment company in which the Index Equity Portfolio invests all of its assets, pursuant to an Investment Management Agreement.  The Investment Advisory Agreement with BlackRock and the above-referenced Sub-Advisory Agreements are collectively referred to as the “Advisory Contracts.”

Under the relevant Advisory Contracts, BlackRock, BIMC, BFM and BIL are not liable for any error of judgment or mistake of law or for any loss suffered by the Fund or a Portfolio in connection with the performance of the Advisory Contracts.  Under the Advisory Contracts, BlackRock, BIMC, BFM and BIL are liable for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard of their respective duties and obligations thereunder.  Each of the Advisory Contracts (except the Advisory Contract relating to the Index Master Portfolio) is terminable as to a Portfolio by vote of the Fund’s Board of Trustees or by the holders of a majority of the outstanding voting securities of the relevant Portfolio, at any time without penalty, on 60 days’ written notice to BlackRock, BIMC, BFM or BIL, as the case may be.  BlackRock, BIMC, BFM and BIL may also terminate their advisory relationship with respect to a Portfolio on 60 days’ written notice to the Fund.  The Advisory Contract relating to the Index Master Portfolio is terminable by vote of the Trust’s Board of Trustees or by the holders of a majority of the outstanding voting securities of the Index Master Portfolio at any time without penalty on 60 days’ written notice to DFA.  DFA may also terminate its advisory relationship with

124

respect to the Index Master Portfolio on 90 days’ written notice to the Trust.  Each of the Advisory Contracts terminates automatically in the event of its assignment.

For the period from October 1, 2005 through September 30, 2006, the Fund paid BlackRock advisory fees (after waivers), and BlackRock waived advisory fees and reimbursed expenses, as follows:

Portfolios	Fees Paid (After Waivers)	Waivers	Reimbursements

Money Market	$4,158,307	$2,373,136	$49,800
U. S. Treasury Money Market	1,171,799	852,468	6,231
Municipal Money Market	815,433	609,697	2,281
New Jersey Municipal Money Market	389,154	382,036	3,339
North Carolina Municipal Money Market	71,488	227,361	3,967
Ohio Municipal Money Market	336,700	333,578	4,065
Pennsylvania Municipal Money Market	1,529,582	939,078	19,957
Virginia Municipal Money Market	23,838	162,410	5,069
Enhanced Income Portfolio	24,218	200,730	259
Low Duration Bond Portfolio	3,614,968	3,074,771	105,170
Intermediate Government Bond Portfolio	2,472,116	488,349	22,699
Intermediate Bond Portfolio	5,210	148,878	4,102
Intermediate Bond II Portfolio	2,714,388	1,677,042	39,482
Total Return Portfolio	839,919	910,479	23,244
Total Return II Portfolio	7,386,392	4,985,025	42,313
Government Income Portfolio	1,640,062	1,249,238	9,426
Inflation Protected Portfolio	46	176,671	33,588
GNMA Portfolio	459,109	548,418	368
Managed Income Portfolio	3,365,575	105,570	8,003
International Bond Portfolio	3,536,635	83,856	98,713
High Yield Bond Portfolio	3,742,919	1,137,413	72,994
AMT-Free Municipal	1,118,886	775,659	6,982
Ohio Municipal Bond	517,281	89,342	7,808
Delaware Municipal Bond	314,105	73,164	7,395
Kentucky Municipal Bond	317,526	85,943	1,906
Investment Trust	6,250,735	487,306	416,240
Capital Appreciation	1,724,264	0	4,920
Mid-Cap Value	6,092,211	274,417	621,134
Mid Cap Growth Equity	3,412,720	70,119	65,827
Aurora	18,954,278	0	74,520
Small/Mid Cap Growth Equtiy	2,103,465	47,061	309,454
Small Cap Value Equity	603,621	8,022	8,184
Small Cap Core Equity Portfolio	705,739	18,075	29,156
Small Cap Growth Equity	3,428,141	0	19,637
Global Science & Technology Opportunities	232,551	36,236	61,171
Global Resources	8,729,489	0	8,862
All Cap Global Resources	4,230,040	0	7,974
Health Sciences Opportunities	4,833,894	0	0
U.S. Opportunities	1,207,167	201,472	60,823
Global Opportunities	14,082	163,776	51,598
International Opportunities	10,491,985	0	0
Asset Allocation	4,079,883	170,837	0
Exchange	1,335,946	109,077	14,525

For the period from October 1, 2004 through September 30, 2005, (for the period January 31, 2005 through September 30, 2005 in the case of the Global Resources Portfolio, Health Sciences Opportunities Portfolio, Capital

125

Appreciation Portfolio, Aurora Portfolio, Small/Mid-Cap Growth Portfolio and Exchange Portfolio and for the period February 16, 2005 through September 30, 2005 for the All-Cap Global Resources Portfolio) the Fund paid BlackRock advisory fees (after waivers), and BlackRock waived advisory fees and reimbursed expenses, as follows:

Portfolios	Fees Paid (After Waivers)	Waivers	Reimbursements

Money Market	$ 3,479,324	$ 2,874,530	$ 0
U. S. Treasury Money Market	997,959	959,206	0
Municipal Money Market	761,625	721,549	0
New Jersey Municipal Money Market	302,063	380,906	0
North Carolina Municipal Money Market	29,661	247,044	0
Ohio Municipal Money Market	306,342	369,321	0
Pennsylvania Municipal Money Market	1,243,845	1,032,835	0
Virginia Municipal Money Market	0	89,319	0
Enhanced Income Portfolio	20,045	214,614	0
Low Duration Bond Portfolio	4,079,835	4,157,712	0
Intermediate Government Bond Portfolio	2,048,171	815,569	0
Intermediate Bond Portfolio II	2,597,016	2,001,206	0
Intermediate Bond Portfolio	0	131,286	3,910
Total Return Portfolio II	6,485,438	5,551,434	0
Total Return Portfolio	751,032	962,907	0
Government Income Portfolio	932,401	1,267,772	0
Inflation Protected Portfolio	0	137,988	47,967
GNMA Portfolio	437,912	786,389	0
Managed Income Portfolio	3,388,878	263,326	0
International Bond Portfolio	3,893,737	50,613	0
High Yield Bond Portfolio	2,661,336	1,475,677	0
AMT-Free Municipal Bond	1,177,347	937,506	0
Ohio Municipal Bond	491,807	127,833	0
Delaware Municipal Bond	421,413	66,090	0
Kentucky Municipal Bond	410,706	57,002	0
Investment Trust	4,108,723	1,130,568
Capital Appreciation	1,248,854	0	0
Mid-Cap Value	3,385,901	662,404	0
Mid-Cap Growth Equity	2,638,154	127,946	0
Aurora	15,652,132	0	32,212
Small/Mid Cap Growth Equity	1,487,479	29,657	0
Small Cap Value Equity	727,645	0	0
Small Cap Core Equity Portfolio	165,114	88,870	0
Small Cap Growth Equity	2,903,801	0	0
Global Science & Technology Opportunities	129,852	97,367	0
Global Resources	4,903,402	0	0
All-Cap Global Resources	208,952	170,780	0
Health Sciences Opportunities	939,616	0	162,313
U.S. Opportunities	1,059,732	0	0
International Opportunities	4,989,791	0	0
Asset Allocation	2,704,828	394,415	0
Exchange	816,652	156,407	0

For the period from October 1, 2003, through September 30, 2004 (for the period March 4, 2004, through September 30, 2004, for the Enhanced Income Portfolio, and for the period August 18, 2004, through September 30, 2004, for the Intermediate Bond Portfolio, and for the period June 28, 2004, through September 30, 2004, for the Inflation Protected Bond Portfolio), the Fund paid BlackRock advisory fees (after waivers), and BlackRock waived advisory fees and reimbursed expenses, as follows:

126

Portfolios	Fees Paid (After Waivers)	Waivers	Reimbursements

Money Market	$ 5,135,508	$ 5,142,094	$ 0
U. S. Treasury Money Market	1,005,473	1,493,392	0
Municipal Money Market	1,004,436	1,513,210	0
New Jersey Municipal Money Market	232,248	475,556	0
North Carolina Municipal Money Market	39,272	328,500	0
Ohio Municipal Money Market	210,979	424,920	0
Pennsylvania Municipal Money Market	975,970	1,270,585	0
Virginia Municipal Money Market	0	75,421	7,977
Enhanced Income	0	73,891	83,398
Low Duration Bond	4,690,729	4,289,773	0
Intermediate Government Bond	1,097,362	458,981	0
Intermediate Bond II	2,758,239	1,928,329	0
Intermediate Bond	0	15,174	72,318
Total Return II	6,538,392	5,211,255	0
Total Return	608,870	793,297	0
Government Income	388,906	568,430	0
Inflation Protected Bond	0	21,113	94,627
Managed Income	3,763,953	608,395	0
GNMA	684,512	881,135	0
International Bond	1,767,793	94,170	0
High Yield Bond	2,191,024	865,521	0
AMT-Free Municipal Bond	1,215,962	903,123	0
Ohio Municipal Bond	422,969	170,509	0
Delaware Municipal Bond	406,572	87,068	0
Kentucky Municipal Bond	501,110	106,334	0
Mid-Cap Value Equity	305,741	6,178	0
Mid-Cap Growth Equity	1,095,761	0	0
Small Cap Value Equity	721,863	34,574	0
Small Cap Core Equity	2,598	47,609	32,212
Small Cap Growth Equity	2,397,602	0	0
U.S. Opportunities	1,167,054	0	0
Global Science & Technology Opportunities	261,799	41,767	0
International Opportunities	2,425,980	118,546	0
Investment Trust	479,146	91,554	19,203
Asset Allocation	650,694	111,760	0

On January 31, 2005, certain mutual funds formerly managed by State Street Research & Management Company (“SSR Funds”) reorganized with certain of the Portfolios. With respect to the SSR Funds listed below that reorganized with BlackRock Funds’ Portfolios, for such SSR Fund’s two most recent fiscal years before the reorganizations, such SSR Fund paid State Street Research & Management Company advisory fees as follows:

	Fees Paid For Fiscal Year Ended Payments
Fund	2004	2003
Asset Allocation Fund	$4,250,653	$4,180,605
Aurora Fund	29,179,140	21,291,705
Emerging Growth Fund	2,550,085	857,754
Exchange Fund	1,515,452	1,419,580
Global Resources Fund	2,882,773	1,276,075
Health Sciences Opportunities Fund	361,824	197,394
Capital Appreciation Fund	2,172,192	1,872,758
Mid-Cap Value Fund	3,273,789	2,645,618

127

For the period from October 1, 2005, through September 30, 2006, BlackRock paid sub-advisory fees to the specified Portfolios’ sub-advisers, after waivers, and such sub-advisers waived sub-advisory fees, as follows:

Portfolios	Fees Paid (After Waivers)	Waivers

Low Duration Bond	$ 1,359,235	$ 0
Intermediate Bond II	1,023,189	0
Intermediate Government Bond	927,393	0
Total Return II	2,772,139	0
Total Return	314,567	0
Managed Income	1,271,926	0
Government Income	616,526	0
GNMA	170,575	0
International Bond	1,338,691	0
High Yield Bond	3,695,204	0
Enhanced Income	10,684	0
Ohio Municipal Bond	197,224	0
Delaware Municipal Bond	116,909	0
Kentucky Municipal Bond	120,008	0
AMT-Free Municipal Bond	420,181	0
Inflation Protected Bond	5,747	0
Intermediate Bond	3,828	0

For the period from October 1, 2004 through September 30, 2005, BlackRock paid sub-advisory fees to the specified Portfolios’ sub-advisers, after waivers, and such sub-advisers waived sub-advisory fees, as follows:

Portfolios	Fees Paid (After Waivers)	Waivers
Low Duration Bond	$ 1,550,337	$0
Intermediate Bond II	986,866	0
Intermediate Government Bond	778,305	0
Intermediate Bond	3,143	0
Total Return II	2,464,466	0
Total Return	166,569	0
Inflation Protected Bond	—	—
Managed Income	1,287,773	0
Government Income	354,313	0
GNMA	166,407	0
International Bond	1,479,620	0
High Yield Bond	2,661,336	0
Enhanced Income	8,016	0
AMT-Free Municipal Bond	447,392	0
Ohio Municipal Bond	186,889	0
Delaware Municipal Bond	160,140	0
Kentucky Municipal Bond	156,077	0

For the period from October 1, 2003, through September 30, 2004, BlackRock paid sub-advisory fees to the specified Portfolios’ sub-advisers, after waivers, and such sub-advisers waived sub-advisory fees, as follows:

128

Portfolios	Fees Paid (After Waivers)	Waivers
Low Duration Bond	$ 1,773,897	$0
Intermediate Bond II	1,043,982	0
Intermediate Government Bond	377,481	0
Intermediate Bond	—	—
Total Return II	2,479,532	0
Total Return	229,889	0
Inflation Protected Bond	—	—
Managed Income	1,324,205	0
Government Income	146,760	0
GNMA	259,192	0
International Bond	671,133	0
High Yield Bond	2,184,019	0
AMT-Free Municipal Bond	460,217	0
Ohio Municipal Bond	145,241	0
Delaware Municipal Bond	142,947	0
Kentucky Municipal Bond	176,100	0

For the services it provides as investment adviser to the Index Master Portfolio, DFA is paid a monthly fee calculated at the annual rate of .025% of the Index Master Portfolio’s average daily net assets.  For the fiscal years ending November 30, 2004, 2005, and 2006, the Index Master Portfolio paid advisory fees to DFA totaling $823,267, $967,031 and $1,122,453, respectively.

Administration Agreement.  BlackRock and PFPC serve as the Fund’s co-administrators pursuant to an administration agreement (the “Administration Agreement”).  PFPC has agreed to maintain office facilities for the Fund; furnish the Fund with statistical and research data, clerical, accounting, and bookkeeping services; provide and supervise the operation of an automated data processing system to process purchase and redemption orders; prepare and file certain reports required by regulatory authorities; prepare and file federal and state tax returns; prepare and file material requested by state securities regulators; calculate various contractual expenses; compute each Portfolio’s net asset value, net income and net capital gain or loss; and serve as a liaison with the Fund’s independent public accountants.  The Administrators may from time to time voluntarily waive administration fees with respect to a Portfolio and may voluntarily reimburse the Portfolios for expenses.

Under the Administration Agreement, the Fund pays to BlackRock and PFPC on behalf of each Portfolio a fee, computed daily and payable monthly, at an aggregate annual rate of (i) .075% of the first $500 million of each Portfolio’s average daily net assets, .065% of the next $500 million of each Portfolio’s average daily net assets and .055% of the average daily net assets of each Portfolio in excess of $1 billion and (ii) .025% of the first $500 million of average daily net assets allocated to each class of shares of each Portfolio, .015% of the next $500 million of such average daily net assets and .005% of the average daily net assets allocated to each class of shares of each Portfolio in excess of $1 billion.

Under the Administration Agreement, BlackRock is responsible for: (i) the supervision and coordination of the performance of the Fund’s service providers; (ii) the negotiation of service contracts and arrangements between the Fund and its service providers; (iii) acting as liaison between the trustees of the Fund and the Fund’s service providers; and (iv) providing ongoing business management and support services in connection with the Fund’s operations.

The Administration Agreement provides that BlackRock and PFPC will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or a Portfolio in connection with the performance of the Administration Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard of their respective duties and obligations thereunder.  In addition, the Fund will indemnify each of BlackRock and PFPC and their affiliates against any loss arising in connection with their provision of services under the Administration Agreement, except that neither BlackRock nor PFPC nor their affiliates shall be indemnified against any loss arising out of willful misfeasance, bad faith, gross negligence or reckless disregard of their respective duties under the Administration Agreement.

129

PFPC serves as the administrative services agent for the Index Master Portfolio pursuant to an Administration and Accounting Services Agreement.  The services provided by PFPC are subject to supervision by the executive officers and the Board of Trustees of the Trust, and include day-to-day keeping and maintenance of certain records, calculation of the offering price of the shares, preparation of reports and acting as liaison with the Trust’s custodians and dividend and disbursing agent.  For these services provided by PFPC to the Index Master Portfolio, the Index Master Portfolio pays PFPC annual fees that are calculated daily and paid monthly according to a fee schedule based on the aggregate assets in the DFA Fund Complex, which included four registered investment companies and a group trust.  The fee schedule is set forth below:

.0110% of the Fund Complex’s first $50 billion of average net assets;

.0085% of the Fund Complex’s next $25 billion of average net assets; and

.0075% of the Fund Complex’s average net assets in excess of $75 billion.

The fees charged to the Index Master Portfolio under the fee schedule are allocated to the Index Master Portfolio based on its pro rata portion of the aggregate net assets of the Fund Complex.

The Index Master Portfolio is also subject to a monthly base fee of $1,666.

For the period from October 1, 2005 through September 30, 2006, the Fund paid the Administrators combined administration fees (after waivers), and the Administrators waived combined administration fees and reimbursed expenses, as follows:

Portfolios	Fees Paid (After Waivers)	Waivers	Reimbursements

Money Market	$1,432,375	326,583	$ 0
U. S. Treasury Money Market	445,053	120,466	0
Municipal Money Market	349,738	46,872	0
New Jersey Municipal Money Market	161,803	52,309	0
North Carolina Municipal Money Market	52,306	31,108	0
Ohio Municipal Money Market	131,700	54,360	0
Pennsylvania Municipal Money Market	464,656	220,206	0
Virginia Municipal Money Market	26,848	21,947	0
Enhanced Income Portfolio	58,778	13,438	0
Low Duration Bond Portfolio	1,492,433	189,318	0
Intermediate Government Bond Portfolio	713,746	147,402	0
Intermediate Bond Portfolio	15,857	17,347	0
Intermediate Bond II Portfolio	926,074	139,414	0
Total Return Portfolio	274,833	97,971	0
Total Return II Portfolio	2,369,579	333,719	0
Government Income Portfolio	809,119	2,595	0
Inflation Protected Portfolio	36,125	19,133	0
GNMA Portfolio	258,267	6,396	0
Managed Income Portfolio	602,258	372,975	0
International Bond Portfolio	879,232	39,601	0
High Yield Bond Portfolio	1,124,362	131,693	0
AMT-Free Municipal	491,406	29,170	0
Ohio Municipal Bond	109,922	65,867	0
Delaware Municipal Bond	78,651	25,319	0
Kentucky Municipal Bond	73,966	33,644	0
Investment Trust	1,234,258	486,581	0
Capital Appreciation	223,467	164,155	0
Mid-Cap Value	612,010	488,479	0
Mid Cap Growth Equity	483,451	146,285	0
Aurora	2,643,954	344,788	0
Small/Mid Cap Growth Equtiy	237,662	173,497	0
Small Cap Value Equity	151,543	11,025	0
Small Cap Core Equity Portfolio	84,745	12,239	0
Small Cap Growth Equity	865,772	2,007	0
Global Science & Technology Opportunities	35,211	5,766	0
Global Resources	1,367,941	193,921	0
All Cap Global Resources	565,038	115,221	0
Health Sciences	819,479	0	0
U.S. Opportunities	152,742	17,113	0
Global Opportunities	14,883	4,789	0

130

Portfolios	Fees Paid (After Waivers)	Waivers	Reimbursements

International Opportunities	1,355,027	0	0
Asset Allocation	1,066,032	15,534	0
Index Equity	1,037,213	641,705	0
Exchange	226,470	81,970	0

For the period from October 1, 2004 through September 30, 2005, (for the period January 31, 2005 through September 30, 2005 in the case of Global Resources Portfolio, Health Sciences Opportunities Portfolio, Capital Appreciation Portfolio, Aurora Portfolio, Small/Mid-Cap Growth Portfolio and Exchange Portfolio, and for the period February 16, 2005 through September 30, 2005 for the All-Cap Global Resources Portfolio) the Fund paid the Administrators combined administration fees (after waivers), and the Administrators waived combined administration fees and reimbursed expenses, as follows:

Portfolios	Fees Paid (After Waivers)	Waivers	Reimbursements

Money Market	$ 1,817,743	$ 671,768	$ 0
U. S. Treasury Money Market	515,803	266,759	0
Municipal Money Market	453,155	140,115	0
New Jersey Municipal Money Market	173,069	100,118	0
North Carolina Municipal Money Market	52,760	57,923	0
Ohio Municipal Money Market	156,069	114,196	0
Pennsylvania Municipal Money Market	497,991	411,404	0
Virginia Municipal Money Market	2,101	33,626	0
Enhanced Income Portfolio	81,540	28,156	0
Low Duration Bond Portfolio	2,737,389	255,112	0
Intermediate Government Bond Portfolio	967,989	336,300	0
Intermediate Bond Portfolio II	1,397,178	182,964	0
Intermediate Bond Portfolio	224	31,452	0
Total Return Portfolio II	3,326,904	424,649	0
Total Return Portfolio	291,644	119,854	0
Government Income Portfolio	993,871	3,860	0
Inflation Protected Portfolio	12,543	38,914	0
GNMA Portfolio	486,557	13,856	0
Managed Income Portfolio	698,105	947,681	0
International Bond Portfolio	1,509,081	28,017	0
High Yield Bond Portfolio	1,654,418	60,017	0
AMT-Free Municipal Bond	802,751	58,458	0
Ohio Municipal Bond	138,847	146,100	0
Delaware Municipal Bond	127,560	76,329	0
Kentucky Municipal Bond	88,260	107,327	0
Investment Trust	1,372,304	780,624	0
Capital Appreciation	216,444	241,385	0
Mid-Cap Value	455,093	703,071	0
Mid-Cap Growth Equity	610,510	185,273	0
Aurora	4,059,772	0	0
Small/Mid Cap Growth Equity	198,352	267,930	0
Small Cap Value Equity	281,936	15,760	0
Small Cap Core Equity Portfolio	49,407	8,721	0
Small Cap Growth Equity	1,211,047	0	0
Global Science & Technology Opportunities	56,409	1,765	0
Global Resources	917,653	544,132	0
All-Cap Global Resources	61,437	52,956	0

131

Portfolios	Fees Paid (After Waivers)	Waivers	Reimbursements

Health Sciences Opportunities	237,743	48,021	0
U.S. Opportunities	214,357	7,606	0
International Opportunities	1,059,105	82,065	0
Asset Allocation	1,241,541	36,113	0
Index Equity	1,601,123	1,422,512	0
Exchange	165,420	68,117	0

For the period from October 1, 2003, through September 30, 2004 (for the period March 4, 2004, through September 30, 2004, for the Enhanced Income Portfolio, and for the period August 18, 2004, through September 30, 2004, for the Intermediate Bond Portfolio, and for the period June 28, 2004, through September 30, 2004, for the Inflation Protected Bond Portfolio), the Fund paid the Administrators combined administration fees (after waivers), and the Administrators waived combined administration fees and reimbursed expenses, as follows:

Portfolios	Fees Paid (After Waivers)	Waivers	Reimbursements
Money Market	$ 3,798,896	$ 156,608	$ 0
U. S. Treasury Money Market	884,509	106,717	0
Municipal Money Market	937,939	58,026	0
New Jersey Municipal Money Market	246,425	36,696	0
North Carolina Municipal Money Market	115,317	31,792	0
Ohio Municipal Money Market	216,406	37,957	0
Pennsylvania Municipal Money Market	753,916	144,247	0
Virginia Municipal Money Market	7,329	22,839	0
Enhanced Income	5,392	25,264	0
Low Duration Bond	2,841,445	393,389	0
Intermediate Government Bond	467,703	248,188	0
Intermediate Bond II	1,447,876	186,262	0
Intermediate Bond	0	3,642	0
Total Return II	3,491,016	462,796	0
Total Return	248,786	87,802	0
Government Income	431,800	2,095	0
Inflation Protected Bond	17	6,330	0
Managed Income	1,180,693	769,713	0
GNMA	614,237	15,654	0
International Bond	763,589	3,410	0
High Yield Bond	1,253,961	41,266	0
AMT-Free Municipal Bond	847,415	42,835	0
Ohio Municipal Bond	172,969	100,064	0
Delaware Municipal Bond	142,436	64,002	0
Kentucky Municipal Bond	159,811	94,272	0
Mid-Cap Value Equity	67,151	22,549	0
Mid-Cap Growth Equity	281,127	34,006	0
Small Cap Value Equity	307,855	8,059	0
Small Cap Core Equity	5,308	6,203	0
Small Cap Growth Equity	994,653	6,742	0
U.S. Opportunities	230,141	14,002	0
Global Science & Technology Opportunities	64,392	13,229	0
International Opportunities	469,215	115,595	0
Investment Trust	172,428	66,294	0
Index Equity	1,532,332	1,846,799	0
Asset Allocation	268,815	50,182	0

132

The Fund and its service providers may engage third party plan administrators who provide trustee, administrative and recordkeeping services for certain employee benefit, profit-sharing and retirement plans as agent for the Fund with respect to such plans, for the purpose of accepting orders for the purchase and redemption of shares of the Fund.

In addition, pursuant to a Shareholders’ Administrative Services Agreement, BlackRock provides certain shareholder liaison services in connection with the Fund’s investor service center.  The Fund reimburses BlackRock for its costs in maintaining the service center, which costs include, among other things, employee salaries, leasehold expenses, and other out-of-pocket expenses.  For the fiscal year ended September 30, 2006, the Fund reimbursed  BlackRock $3,749,156 pursuant to the Agreement.

Custodian and Transfer Agency Agreements.  Pursuant to the terms of a custodian agreement (the “Custodian Agreement”) between the Fund and PFPC Trust Company (“PTC”), an affiliate of BlackRock, PTC or a sub-custodian (i) maintains a separate account or accounts in the name of each Portfolio, (ii) holds and transfers portfolio securities on account of each Portfolio, (iii) accepts receipts and makes disbursements of money on behalf of each Portfolio, (iv) collects and receives all income and other payments and distributions on account of each Portfolio’s securities and (v) makes periodic reports to the Board of Trustees concerning each Portfolio’s operations.  PTC is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that, with respect to sub-custodians other than sub-custodians for non-U.S. securities, PTC remains responsible for the performance of all its duties under the Custodian Agreement and holds the Fund harmless from the acts and omissions of any sub-custodian.  Citibank, N.A. serves as the international sub-custodian for various Portfolios of the Fund and has been appointed by the Board of Trustees as the Fund’s “foreign custody manager” under Rule 17f-5 of the 1940 Act. As foreign custody manager, Citibank, N.A. selects and monitors foreign sub-custodian banks and furnishes information relevant to the selection of foreign depositories.

For its services to the Fund under the Custodian Agreement, PTC receives a fee which is calculated based upon each investment portfolio’s average gross assets as follows: .0073% of the first $250 million of each Portfolio’s average gross assets, .006% of the next $250 million of each Portfolio’s average gross assets, .0056% of the next $250 million of each Portfolio’s average gross assets,  .0048% of the next $250 million of each Portfolio’s average gross assets and .004% of each Portfolio’s average gross assets in excess of $1.00 billion.  PTC is also entitled to out-of-pocket expenses and certain transaction charges.  PTC has undertaken to waive its custody fees with respect to the Index Equity Portfolio, which invests substantially all of its assets in the Index Master Portfolio.

PFPC, which has its principal offices at 301 Bellevue Parkway, Wilmington, DE 19809 and is an affiliate of BlackRock, serves as the transfer and dividend disbursing agent for the Fund pursuant to a Transfer Agency Agreement (the “Transfer Agency Agreement”), under which PFPC (i) issues and redeems HL, Service, Investor, Institutional and BlackRock classes of shares in each Portfolio, (ii) addresses and mails all communications by each Portfolio to record owners of its shares, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Board of Trustees concerning the operations of each Portfolio.  PFPC may, on 30 days’ notice to the Fund, assign its duties as transfer and dividend disbursing agent to any other affiliate of PNC Bank Corp.  For its services, PFPC receives per account and transaction fees and disbursements.

PTC serves as the Trust’s custodian and PFPC serves as the Trust’s transfer and dividend disbursing agent.  The Index Equity Portfolio bears its pro rata portion of the Index Master Portfolio’s custody and transfer and dividend disbursing fees and expenses.

Distribution Agreement and Amended and Restated Distribution and Service Plan.  The Fund has entered into a distribution agreement with BDI under which BDI, as agent, offers shares of each Portfolio on a continuous basis.  BDI has agreed to use appropriate efforts to effect sales of the shares, but it is not obligated to sell any particular amount of shares.  BDI’s principal business address is 760 Moore Road, King of Prussia, PA 19406.  BDI is an affiliate of BlackRock.

Pursuant to the Fund’s Amended and Restated Distribution and Service Plan (the “Plan”), the Fund may pay BDI and/or BlackRock or any other affiliate of BlackRock fees for distribution and sales support services.

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Currently, as described further below, only Investor B, Investor B1, Investor B2, Investor C, Investor C1, Investor C2 and R Shares bear the expense of distribution fees under the Plan.  In addition, the Fund may pay to brokers, dealers, financial institutions and industry professionals (including BlackRock, Merrill Lynch, Hilliard Lyons and their affiliates) (collectively, “Service Organizations”) fees for the provision of personal services to shareholders.  In the past, BlackRock has retained a portion of the shareholder servicing fees paid by the Fund.  The Plan provides, among other things, that:  (i) the Board of Trustees shall receive quarterly reports regarding the amounts expended under the Plan and the purposes for which such expenditures were made; (ii) the Plan will continue in effect for so long as its continuance is approved at least annually by the Board of Trustees in accordance with Rule 12b-1 under the 1940 Act; (iii) any material amendment thereto must be approved by the Board of Trustees, including the trustees who are not “interested persons” of the Fund (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement entered into in connection with the Plan (the “12b 1 Trustees”), acting in person at a meeting called for said purpose; (iv) any amendment to increase materially the costs which any class of shares may bear for distribution services pursuant to the Plan shall be effective only upon approval by a vote of a majority of the outstanding shares of such class and by a majority of the 12b-1 Trustees; and (v) while the Plan remains in effect, the selection and nomination of the Fund’s trustees who are not “interested persons” of the Fund shall be committed to the discretion of the Fund’s non-interested trustees.

The Plan is terminable as to any class of shares without penalty at any time by a vote of a majority of the 12b-1 Trustees, or by vote of the holders of a majority of the shares of such class.

With respect to R Shares, the front-end sales charge and the distribution fee payable under the Plan (at a maximum annual rate of .25% of the average daily net asset value of each Portfolio’s outstanding R Shares) are used to pay commissions and other fees payable to Service Organizations and other broker/dealers who sell R Shares.

With respect to Investor B, Investor B1 and Investor B2 Shares, Service Organizations and other broker/dealers receive commissions from BDI for selling Investor B, Investor B1 and Investor B2 Shares, which are paid at the time of the sale.  The distribution fees payable under the Plan (at a maximum annual rate of .75% of the average daily net asset value of each Portfolio’s outstanding Investor B Shares, a maximum annual rate of.50% of the average daily net asset value of each Portfolio’s outstanding Investor B1 Shares and a maximum annual rate of .30% of the average daily net asset value of each Portfolio’s outstanding Investor B2 Shares) are intended to cover the expense to BDI of paying such up-front commissions, as well as to cover ongoing commission payments to broker/dealers.  The contingent deferred sales charge is calculated to charge the investor with any shortfall that would occur if Investor B, Investor B1 or Investor B2 Shares are redeemed prior to the expiration of the conversion period, after which Investor B, Investor B1 and Investor B2 Shares automatically convert to Investor A Shares.

With respect to Investor C, Investor C1 and Investor C2 Shares, Service Organizations and other broker/dealers receive commissions from BDI for selling Investor C, Investor C1 and Investor C2 Shares, which are paid at the time of the sale.  The distribution fees payable under the Plan (at a maximum annual rate of .75% of the average daily net asset value of each Portfolio’s outstanding Investor C Shares, a maximum annual rate of .55% of the average daily net asset value of each Portfolio’s outstanding Investor C1 Shares and a maximum annual rate of .30% of the average daily net asset value of each Portfolio’s outstanding Investor C2 Shares) are intended to cover the expense to BDI of paying such up-front commissions, as well as to cover ongoing commission payments to the broker/dealers.  The contingent deferred sales charge is calculated to charge the investor with any shortfall that would occur if Investor C, Investor C1 or Investor C2 Shares are redeemed within 12 months of purchase.

From time to time BDI and/or BlackRock and their affiliates may voluntarily waive receipt of distribution fees under the Plan, which waivers may be terminated at any time.

The Fund currently does not make distribution payments with respect to Investor A, Investor A1, HL, Service, Institutional or BlackRock Shares under the Plan.  However, the Plan permits BDI, BlackRock and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Fund).  From time to time, BDI, BlackRock or their affiliates may compensate affiliated and unaffiliated Service Organizations for the sale and distribution of shares of the Fund or for services to the Fund and its shareholders.  These non-Plan payments would be in addition to the Fund payments described in this Statement of Additional Information for distribution and shareholder servicing.  These non-Plan payments may take the form of, among other things, “due diligence” payments for a dealer’s

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examination of the Portfolios and payments for providing extra employee training and information relating to Portfolios; “listing” fees for the placement of the Portfolios on a dealer’s list of mutual funds available for purchase by its customers; “finders” or “referral” fees for directing investors to the Fund; “marketing support” fees for providing assistance in promoting the sale of the Funds’ shares; payments for the sale of shares and/or the maintenance of share balances; CUSIP fees; maintenance fees; and set-up fees regarding the establishment of new accounts.  The payments made by BDI, BlackRock and their affiliates may be a fixed dollar amount or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization involved, and may be different for different Service Organizations.  The payments described above are made from BDI’s, BlackRock’s or their affiliates’ own assets pursuant to agreements with Service Organizations and do not change the price paid by investors for the purchase of the Fund’s shares or the amount the Fund will receive as proceeds from such sales.

The payments described above may be made, at the discretion of BDI, BlackRock or their affiliates to Service Organizations in connection with the sale and distribution of Fund shares. Pursuant to applicable NASD regulations, the details of certain of these payments, including the Service Organizations receiving such payments in connection with the sale and distribution of Fund shares, are required to be disclosed.  As of the date of this Statement of Additional Information, as amended or supplemented from time to time, the following Service Organizations are receiving such payments: Citigroup, Fidelity, Merrill Lynch, UBS, Morgan Stanley, Linsco/Private Ledger, Wachovia Securities, Raymond James & Associates, Inc., Raymond James Financial Services, Inc., AXA Advisors, LLC, Oppenheimer & Co. Inc., MetLife Securities, Inc., Walnut Street Securities Inc., New England Securities Corporation and Tower Square Securities Inc. The level of payments made to these Service Organizations in any year will vary and normally will not exceed the sum of (a) 0.25% of such year’s Fund sales by that Service Organization and (b) 0.21% of the assets attributable to that Service Organization invested in Equity Portfolios of the Fund and 0.11% of the assets attributable to that Service Organization invested in Bond Portfolios of the Fund.

In lieu of payments pursuant to the foregoing, BDI, BlackRock, PFPC or their affiliates may make payments to the above-named Service Organizations of an agreed-upon amount which will not exceed the amount that would have been payable pursuant to the formula, and may also make similar payments to other Service Organizations.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds.  In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes.  You should consult your financial adviser and review carefully any disclosure by the financial firm as to compensation received by your financial adviser for more information about the payments described above.

Furthermore, BDI, BlackRock and their affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, and may sponsor various contests and promotions subject to applicable NASD regulations in which participants may receive prizes such as travel awards, merchandise and cash.  Subject to applicable NASD regulations, BDI, BlackRock and their affiliates may also (i) pay for the travel expenses, meals, lodging and entertainment of broker/dealers, financial institutions and their salespersons in connection with educational and sales promotional programs, (ii) sponsor speakers, educational seminars and charitable events and (iii) provide other sales and marketing conferences and other resources to broker/dealers, financial institutions and their salespersons.

BlackRock, Inc., the parent company of BlackRock, has agreed to pay PNC Bank, National Association and PNC Bank, Delaware (including Hilliard Lyons Asset Management, Wealth Management, Hawthorn and Institutional Investment Group) fees for administration and servicing with respect to assets of the Fund attributable to shares held by customers of such entities.  These assets are predominantly in the Institutional Share Class of the Fund, with respect to which the Fund does not pay shareholder servicing fees under the Plan.  The fees are paid according to the following schedule: Money Market Portfolios - .15% of net assets; Bond Portfolios - .20% of net assets (except that with respect to the Enhanced Income and Inflation Protected Bond Portfolios, the fee is .05% of net assets); and Equity Portfolios - .25% of net assets (except that with respect to the Index Equity Portfolio, the fee is .04% of net assets).

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Service Organizations may charge their clients additional fees for account-related services.  Service Organizations may charge their customers a service fee in connection with the purchase or redemption of Fund shares.  The amount and applicability of such a fee is determined and disclosed to its customers by each individual Service Organization.  Service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectuses and this Statement of Additional Information. Your Service Organization will provide you with specific information about any service fees you will be charged.

Pursuant to the Plan, the Fund enters into service arrangements with Service Organizations pursuant to which Service Organizations will render certain support services to their customers (“Customers”) who are the beneficial owners of BlackRock Shares of the Small Cap Value Equity Portfolio, and HL Shares, Service, Investor A, Investor A1, Investor B, Investor B1, Investor B2, Investor C, Investor C1, Investor C2 and R Shares of all Portfolios.  Such services will be provided to Customers who are the beneficial owners of Shares of such classes and are intended to supplement the services provided by the Fund’s Administrators and transfer agent to the Fund’s shareholders of record.  In consideration for payment of a service fee of up to .25% (on an annualized basis) of the average daily net asset value of the BlackRock Shares of the Small Cap Value Equity Portfolio, and HL, Service, Investor A, Investor B, Investor B1, Investor C, Investor C1 and R Shares, and .10% for Investor A1, Investor B2 and Investor C2 Shares, of all Portfolios (.15% with respect to the Index Equity Portfolio) owned beneficially by their Customers, Service Organizations may provide general shareholder liaison services, including, but not limited to (i) answering customer inquiries regarding account status and history, the manner in which purchases, exchanges and redemptions of shares may be effected and certain other matters pertaining to the Customers’ investments; and (ii) assisting Customers in designating and changing dividend options, account designations and addresses.

To the extent a shareholder is not associated with a Service Organization, the shareholder servicing fees will be paid to BlackRock, and BlackRock will provide services.  For the fiscal year ended September 30, 2006, BlackRock retained an aggregate of $58,731 and $581,828 in distribution and shareholder servicing fees, respectively.

In addition to, rather than in lieu of, distribution and shareholder servicing fees that the Fund may pay to a Service Organization pursuant to the Plan and fees the Fund pays to its transfer agent, the Fund may enter into non-Plan agreements with Service Organizations pursuant to which the Fund will pay a Service Organization for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization or (2) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial. From time to time, BlackRock, BDI or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits.

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For the twelve months ended September 30, 2006, the Portfolios’ share classes bore the following distribution and shareholder servicing fees under the Plan:

Portfolios – BlackRock Shares	Net Distribution Fees	Distribution Waivers	Net Shareholder Servicing Fees	Shareholder Servicing Waivers

Small Cap Value Equity	N/A	N/A	$ 12,564	—

Portfolios – Hilliard Lyons Shares	Net Distribution Fees	Distribution Waivers	Net Shareholder Servicing Fees	Shareholder Servicing Waivers

Money Market	—	$ 119,724	$ 299,310	—
Municipal Money Market	—	133,711	—	$ 334,276

Portfolios – Investor A Shares	Net Distribution Fees	Distribution Waivers	Net Shareholder Servicing Fees	Shareholder Servicing Waivers

Money Market	—	$412,688	$1,031,011	—
U. S. Treasury Money Market	—	30,538	76,363	—
Municipal Money Market	—	3,859	9,647	—
New Jersey Municipal Money Market	—	17,190	42,976	—
North Carolina Municipal Money Market	—	335	837	—
Ohio Municipal Money Market	—	26,838	67,111	—
Pennsylvania Municipal Money Market	—	42,899	106,527	—
Virginia Municipal Money Market	N/A	N/A	N/A	N/A
Enhanced Income	—	5	12	—
Low Duration Bond	—	74,119	185,669	—
Intermediate Government Bond	—	310,563	775,446	—
Intermediate Bond	—	37	95	—
Intermediate Bond II	—	26,682	66,760	—
Total Return	—	145	361	—
Total Return II	—	222,452	555,763	—
Government Income	—	278,634	695,906	—
Managed Income	—	25,953	64,975	—
GNMA	—	14,195	35,534	—
International Bond	—	147,485	369,589	—
High Yield Bond	—	303,020	752,338	—
Inflation Protected	—	3,874	9,694	—
AMT-Free Municipal Bond	—	9,101	22,838	—
Ohio Municipal Bond	—	7,397	18,497	—
Delaware Municipal Bond	—	12,101	29,411	—
Kentucky Municipal Bond	—	6,222	15,566	—
Mid-Cap Value Equity	—	474,517	1,180,688	—
Mid-Cap Growth Equity	—	281,516	702,266	—
Small Cap Value Equity	—	29,189	73,081	—
Small Cap Growth Equity	—	167,091	417,875	—
Small Cap Core Equity	—	17,798	44,324	—
U.S. Opportunities Equity	—	50,885	126,020	—
Global Science and Technology Opp. Equity	—	12,088	30,199	—
International Opportunities Equity	—	368,737	920,190	—
Investment Trust	—	507,450	1,265,889	—
Index Equity	—	—	449,990	—
Asset Allocation	—	485,584	1,211,781	—

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Portfolios – Investor A Shares	Net Distribution Fees	Distribution Waivers	Net Shareholder Servicing Fees	Shareholder Servicing Waivers

Capital Appreciation	—	117,141	291,411	—
Aurora	—	1,433,348	3,555,372	—
Small/Mid-Cap Growth	—	217,960	534,919	—
Global Resources	—	842,991	2,106,599	—
All-Cap Global Resources	—	193,273	478,683	—
Health Sciences Opportunities	—	320,666	795,016	—
Global Opportunities	—	9,459	23,001	—

Portfolios – Investor B Shares	Net Distribution Fees	Distribution Waivers	Net Shareholder Servicing Fees	Shareholder Servicing Waivers

Money Market	$134,102	—	—	$ 44,166
U. S. Treasury Money Market	N/A	N/A	N/A	N/A
Municipal Money Market	N/A	N/A	N/A	N/A
New Jersey Municipal Money Market	N/A	N/A	N/A	N/A
North Carolina Municipal Money Market	N/A	N/A	N/A	N/A
Ohio Municipal Money Market	N/A	N/A	N/A	N/A
Pennsylvania Municipal Money Market	N/A	N/A	N/A	N/A
Virginia Municipal Money Market	N/A	N/A	N/A	N/A
Low Duration Bond	288,073	—	96,024	—
Intermediate Government Bond	473,976	—	157,974	—
Intermediate Bond	15	—	4	—
Total Return	1,138	—	379	—
Total Return II	326,869	—	108,943	—
Government Income	274,749	—	91,583	—
Managed Income	43,091	—	14,364	—
GNMA	126,441	—	42,147	—
International Bond	129,843	—	43,275	—
High Yield Bond	731,326	—	243,742	—
Enhanced Income	N/A	N/A	N/A	N/A
Inflation Protected	16,876	—	5,621	—
Intermediate Bond II	70,332	—	23,444	—
AMT-Free Municipal Bond	33,299	—	11,100	—
Ohio Municipal Bond	63,313	—	21,104	—
Delaware Municipal Bond	50,996	—	16,990	—
Kentucky Municipal Bond	19,516	—	6,505	—
Mid-Cap Value Equity	960,888	—	320,106	—
Mid-Cap Growth Equity	416,157	—	138,583	—
Small Cap Value Equity	75,509	—	25,168	—
Small Cap Growth Equity	97,488	—	32,496	—
Small Cap Core	61,678	—	20,559	—
U.S. Opportunities Equity	279,966	—	93,309	—
Global Science and Technology Opp. Equity	82,022	—	27,341	—
International Opportunities Equity	675,453	—	225,144	—
Investment Trust	1,647,273	—	548,301	—
Index Equity	860,505	—	172,078	—
Asset Allocation	1,350,344	—	449,858	—
Capital Appreciation	595,756	—	198,382	—
Aurora	2,889,587	—	962,433	—
Small/Mid-Cap Growth	187,029	—	62,289	—
Global Resources	804,377	—	267,952	—
All-Cap Global Resources	253,638	—	84,561	—
Health Sciences Opportunities	482,562	—	160,704	—
Global Opportunities	12,399	—	4,133	—

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Portfolios – Investor C Shares	Net Distribution Fees	Distribution Waivers	Net Shareholder Servicing Fees	Shareholder Servicing Waivers

Money Market	$33,450	—	—	$11,099
U. S. Treasury Money Market	N/A	N/A	N/A	N/A
Municipal Money Market	N/A	N/A	N/A	N/A
New Jersey Municipal Money Market	N/A	N/A	N/A	N/A
North Carolina Municipal Money Market	N/A	N/A	N/A	N/A
Ohio Municipal Money Market	N/A	N/A	N/A	N/A
Pennsylvania Municipal Money Market	N/A	N/A	N/A	N/A
Virginia Municipal Money Market	N/A	N/A	N/A	N/A
Low Duration Bond	456,253	—	152,083	—
Intermediate Government Bond	126,083	—	42,028	—
Intermediate Bond II	64,663	—	21,554	—
Total Return	556	—	185	—
Total Return II	496,419	—	165,473	—
Government Income	244,429	—	81,477	—
Managed Income	8,394	—	2,798	—
GNMA	166,704	—	55,568	—
International Bond	410,598	—	136,846	—
High Yield Bond	359,211	—	119,695	—
Enhanced Income	N/A	N/A	N/A	N/A
Inflation Protected	30,974	—	10,324	—
Intermediate Bond	1	—	—	—
AMT-Free Municipal Bond	19,859	—	6,619	—
Ohio Municipal Bond	56,209	—	18,737	—
Delaware Municipal Bond	81,582	—	27,193	—
Kentucky Municipal Bond	6,882	—	2,294	—
Mid-Cap Value Equity	901,504	—	300,526	—
Mid-Cap Growth Equity	149,082	—	49,599	—
Small Cap Value Equity	41,213	—	13,738	—
Small Cap Growth Equity	118,226	—	39,409	—
Small Cap Core Equity	177,153	—	59,051	—
U.S. Opportunities Equity	209,271	—	69,636	—
Global Science and Technology Opp. Equity	39,417	—	13,137	—
International Opportunities Equity	1,411,144	—	470,316	—
Investment Trust	156,943	—	51,804	—
Index Equity	1,499,762	—	299,338	—
Asset Allocation	549,909	—	182,738	—
Capital Appreciation	145,982	—	48,661	—
Aurora	2,594,317	—	864,601	—
Small/Mid-Cap Growth	145,346	—	48,448	—
Global Resources	1,384,652	—	461,047	—
All-Cap Global Resources	789,126	—	263,042	—
Health Sciences Opportunities	1,355,171	—	451,581	—
Global Opportunities	28,177	—	9,392	—

Portfolios – Service Shares	Net Distribution Fees	Net Shareholder Servicing Fees	Shareholder Servicing Waivers

Money Market	N/A	$1,025,451	—
U. S. Treasury Money Market	N/A	592,700	—
Municipal Money Market	N/A	289,877	—
New Jersey Municipal Money Market	N/A	151,580	—
North Carolina Municipal Money Market	N/A	1,823	—
Ohio Municipal Money Market	N/A	23,236	—

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Portfolios – Service Shares	Net Distribution Fees	Net Shareholder Servicing Fees	Shareholder Servicing Waivers
Pennsylvania Municipal Money Market	N/A	118,391	—
Virginia Municipal Money Market	N/A	84	—
Low Duration Bond	N/A	871,852	—
Intermediate Government Bond	N/A	2,030	—
Intermediate Bond II	N/A	284,560	—
Total Return II	N/A	341,928	—
Total Return	N/A	—	—
Government Income	N/A	551,210	—
Managed Income	N/A	255,358	—
GNMA	N/A	19,746	—
International Bond	N/A	201,132	—
High Yield Bond	N/A	466,968	—
Enhanced Income	N/A	128	—
Inflation Protected	N/A	7	—
Intermediate Bond	N/A	—	—
AMT-Free Municipal Bond	N/A	3,616	—
Ohio Municipal Bond	N/A	2,331	—
Delaware Municipal Bond	N/A	—	—
Kentucky Municipal Bond	N/A	641	—
Mid-Cap Value Equity	N/A	6,118	—
Mid-Cap Growth Equity	N/A	2,246	—
Small Cap Value Equity	N/A	9,812	—
Small Cap Growth Equity	N/A	63,097	—
Small Cap Core Equity	N/A	4,126	—
U.S. Opportunities Equity	N/A	2,349	—
Global Science and Technology Opp. Equity	N/A	367	—
International Opportunities Equity	N/A	268,667	—
Investment Trust	N/A	3,058	—
Index Equity	N/A	103,523	—
Asset Allocation	N/A	5,429	—
Capital Appreciation	N/A	—	—
Aurora	N/A	—	—
Small/Mid-Cap Growth	N/A	—	—
Global Resources	N/A	N/A	N/A
All-Cap Global Resources	N/A	3,208	—
Health Sciences Opportunities	N/A	3,546	—
Global Opportunities	N/A	17	—

Other Distribution Arrangements.  The Fund and BlackRock have entered into distribution agreements with UBS AG and BMO Harris Investment Management Inc. whereby those firms may, in certain circumstances, sell shares of the Fund in certain foreign jurisdictions.

Code of Ethics.  The Fund, the Trust, BlackRock, BFM, BIL, BIMC, DFA and BDI have adopted codes of ethics under Rule 17j-1 under the 1940 Act.  These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

Proxy Voting Policies.  The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund’s Board of Trustees. The Fund expects BlackRock and its affiliates to vote proxies related to the Fund’s portfolio securities for which the Fund has voting authority consistent with the Fund’s best interests. BlackRock has adopted its own proxy voting policies (the “Proxy Voting Policy”) to be used in voting the Fund’s proxies.  The Proxy Voting Policy is attached as Appendix C.

Copies of the proxy voting record of the Portfolios are available without charge, upon request, by calling 1-800-699-1236 and are posted on the Securities and Exchange Commission’s website at http://www.sec.gov and reflect the twelve-month period beginning July 1 and ending June 30.  The Portfolios’ proxy voting record is also available on the Fund’s website at www.blackrock.com.

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In the case of the Trust, the Board of Trustees has delegated the authority to vote proxies for the portfolio securities held by the Index Master Portfolio to DFA in accordance with the Proxy Voting Policies and Procedures (the “Voting Policies”) and Proxy Voting Guidelines (“Voting Guidelines”) adopted by DFA.

The Investment Committee at DFA is generally responsible for overseeing DFA’s proxy voting process.  The Investment Committee may designate one or more of its members to oversee specific, on going compliance with respect to the Voting Policies and may designate other personnel of DFA to vote proxies on behalf of the Index Master Portfolio, including all authorized traders of DFA.

DFA votes proxies in a manner consistent with the best interests of the Index Master Portfolio.  Generally, DFA analyzes proxy statements on behalf of the Index Master Portfolio in accordance with the Voting Policies and the Voting Guidelines.  Most proxies that DFA receives will be voted in accordance with the predetermined Voting Guidelines.  Since nearly all proxies are voted in accordance with the Voting Guidelines, it normally will not be necessary for DFA to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for DFA during the proxy voting process.  However, the Proxy Policies do address the procedures to be followed if a conflict of interest arises between the interests of the Index Master Portfolio and the interests of DFA or its affiliates.  If an Investment Committee member has actual knowledge of a conflict of interest and recommends a vote contrary to the Voting Guidelines, DFA, prior to voting, will fully disclose the conflict to a disinterested Trustee of the Trust and vote the proxy in accordance with the direction of such disinterested Trustee.

The Voting Guidelines summarize DFA’s positions on various issues and give a general indication as to how DFA will vote proxies on each issue.  DFA will usually vote proxies in accordance with the Voting Guidelines.  However, DFA reserves the right to vote certain issues counter to the Voting Guidelines if, after a review of the matter (which analysis will be documented in writing), DFA believes that the Index Master Portfolio’s best interests would be served by such vote.  To the extent that the Voting Guidelines do not address a potential voting issue DFA will vote on such issue in a manner that is consistent with the spirit of the Voting Guidelines and that DFA believes would be in the best interest in the Index Master Portfolio.  Pursuant to the Voting Guidelines DFA generally votes FOR matters such as: (i) routine business decisions (such as stock splits, name changes and setting the number of directors); (ii) reverse anti-takeover amendments; (iii) auditors; (iv) directors; (v) proposals establishing or increasing indemnification of directors; (vi) proposals eliminating or reducing director’s liability; (vii) equal access to the proxy; (viii) the right to act by written consent of shareholders and to hold special meetings of shareholders; (ix) the separation of audit and consulting responsibilities; and (x) confidential voting.  As provided in the Voting Guidelines, DFA generally votes AGAINST matters such as: (i) anti-takeover measures (such as reincorporation to facilitate a takeover defense, adoption of fair price amendments, institution of classified boards of directors, elimination of cumulative voting and creation of a super majority provisions); (ii) the issuance of a new class of stock with unequal voting rights; and (iii) blank check preferred stock proposals.  The Voting Guidelines also provide that DFA will generally consider on an individual basis such proposals as: (i) increasing authorized common stock; (ii) establishing or increasing a stock option plan or other employee compensation plan; (iii) approving a reorganization or merger; (iv) approving a proposal by a dissident shareholder in a proxy battle and (v) issues related to independent directors.

Under certain circumstances, DFA may not be able to vote proxies or DFA may find that the expected economic costs from voting outweigh the benefits associated with voting.  Generally DFA may not vote proxies on non-U.S. securities due to local restrictions, customs or anticipated expenses.  DFA determines whether to vote proxies of non-U.S. companies on a portfolio by portfolio basis, and to the extent that it is appropriate, DFA generally implements uniform voting procedures for all proxies of a country.  DFA periodically reviews voting logistics, including costs and other voting difficulties, on a portfolio by portfolio and country by country basis, in order to determine if there have been any material changes that would affect DFA’s decision of whether or not to vote.

Information regarding how the Index Master Portfolio voted proxies related to its portfolio securities during the twelve month period ended June 30 of each year is available no later that August 31 of each year, without charge, (i) upon request, by calling collect:  (310) 395-8005, or (ii) on DFA’s website at http://www.dfaus.com and (iii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

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Disclosure of Portfolio Holdings. The Board of Trustees and BlackRock have each approved Portfolio Information Distribution Guidelines (the “Guidelines”) regarding the disclosure of the Fund’s portfolio securities and other portfolio information. The purpose of the Guidelines is to ensure that (i) shareholders and prospective shareholders of the Fund have equal access to portfolio holdings and characteristics and (ii) third parties (such as consultants, intermediaries and third party data providers) receive such information no more frequently than shareholders and prospective shareholders.

Asset and Return Information.  Data on NAV’s, asset levels (by total Portfolio and share class), accruals, yields, capital gains, dividends and Portfolio returns (net of fees by share class) are available to shareholders, prospective shareholders, consultants, intermediaries and third party data providers upon request, as soon as such data is available.  Data on number of shareholders (total and by share class) and benchmark returns (including performance measures such as standard deviation, information ratio, Sharpe ratio, alpha, and beta) are available to shareholders, prospective shareholders, consultants, intermediaries and third party data providers as soon as such data is released after month-end.

Portfolio Characteristics.  Examples of portfolio characteristics include sector allocation, credit quality breakdown, maturity distribution, duration and convexity measures, average credit quality, average maturity, average coupon, top 10 holdings with percent of the Portfolio held, average market capitalization, capitalization range, ROE, P/E, P/B, P/CF, P/S and EPS.

1.                                       Month-end portfolio characteristics are available to shareholders, prospective shareholders, intermediaries and consultants on the fifth calendar day after month-end.(6)

2.                                       Fund Fact Sheets, which contain certain portfolio characteristics, are available to shareholders, prospective shareholders, intermediaries and consultants on a quarterly basis and will be posted to the Fund’s website promptly upon becoming available.

Portfolio Holdings.  In addition to position description, portfolio holdings may also include Portfolio name, CUSIP, ticker symbol, total share and market value for each Equity Portfolio and Portfolio name, ticker symbol, coupon, maturity, current face amount or quantity, CUSIP or SEDOL, market value, market price, yield, weighted average life, duration and convexity of each security in a Portfolio as of a specific date.

1.                                       Month-end portfolio holdings are available to shareholders, prospective shareholders, intermediaries and consultants on the 20th calendar day after month-end.(6)

2.                                       Quarter-end portfolio holdings are available to third party data providers (e.g., Lipper, Morningstar, Bloomberg, Thomson and S&P) on the 20th calendar day after quarter-end.(6)

Other Information.  To the extent other Fund information such as attribution analyses or security-specific information (e.g., information about Portfolio holdings where an issuer has been downgraded, been acquired or declared bankruptcy) is provided on an individual basis, such information shall also be made available to existing and prospective shareholders through the Fund’s website. The executive officers of the Fund may authorize disclosure of the Fund’s portfolio securities and other portfolio information.

Implementation.  All Fund and BlackRock employees must adhere to the Guidelines when responding to inquiries from shareholders, prospective shareholders, consultants, intermediaries and third party data providers. In certain circumstances, portfolio information may be released to certain third parties who have signed confidentiality agreements. The Fund’s Chief Compliance Officer (“CCO”) is responsible for oversight of compliance with the Guidelines and will recommend to the Board of Trustees any changes to the Guidelines that he deems necessary or appropriate to ensure the Fund’s and BlackRock’s compliance.

Ongoing Arrangements.  As of January 31, 2007, the Fund has ongoing arrangements with the following entities to make available portfolio holdings information:

(6) The precise number of days specified above may vary slightly from period to period depending on whether the fifth or the 20th calendar day falls on a weekend or holiday.

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1.                                       PFPC Trust Company pursuant to the Fund’s Amended and Restated Custodian Agreement under which the Fund’s portfolio holdings information is provided daily on a real-time basis.

2.                                       PFPC Inc. pursuant to the Fund’s Amended and Restated Administration Agreement under which the Fund’s portfolio holdings information is provided daily on a real-time basis.

3.                                       Deloitte & Touche LLP, the Fund’s independent registered public accountant, whereby the Fund’s portfolio holdings information is provided in connection with the preparation of the Fund’s annual financial statements.

With respect to each such arrangement, the Fund has a legitimate business purpose for the release of information. The release of the information is subject to confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon the information provided. The Fund, BlackRock and their affiliates do not receive any compensation or other consideration in connection with such arrangements.

Disclosure by the Index Master Portfolio.  DFA and the Board of Trustees of the Trust Company (the “Trust’s Board”) have adopted a policy (the “Policy”) to govern disclosure of the portfolio holdings of the Index Master Portfolio (“Holdings Information”), and to prevent the misuse of material non-public Holdings Information.  DFA has determined that the Policy and its procedures (1) are reasonably designed to ensure that disclosure of Holdings Information is in the best interests of the shareholders of the Index Master Portfolio, and (2) appropriately address the potential for material conflicts of interest.

Disclosure of Holdings Information as Required by Applicable Law.  Holdings Information (whether a partial listing of portfolio holdings or a complete listing of portfolio holdings) shall be disclosed to any person as required by applicable law, rules and regulations.

Online Disclosure of Portfolio Holdings Information.  The Index Master Portfolio generally discloses up to its twenty-five largest portfolio holdings (“largest holdings”) and the percentages that each of these largest portfolio holdings represent of the Portfolio’s total assets, as of the most recent month-end.  This information is disclosed online at DFA’s website, www.dfaus.com, which is accessible by shareholders, within twenty days after the end of each month.  This online disclosure may also include information regarding the Index Master Portfolio’s industry allocations.  The Index Master Portfolio generally discloses its complete Holdings Information (other than cash and cash equivalents), as of month-end, online at the Adviser’s website, www.dfaus.com, which is accessible by shareholders, three months following the month-end.

Disclosure of Holdings Information to Recipients.  Each of DFA’s Chairmen, Director of Global Institutional Services, Executive Vice President and General Counsel (together, the “Designated Persons”) may authorize disclosing non-public Holdings Information more frequently or at different periods than as described above solely to those financial advisers, registered accountholders, authorized consultants, authorized custodians, or third-party data service providers (each a “Recipient”) who:  (1) specifically request the more current non-public Holdings Information, and (2) execute a Use and Nondisclosure Agreement (each a “Nondisclosure Agreement).  Each Nondisclosure Agreement subjects the Recipient to a duty of confidentiality with respect to the non-public Holdings Information, and prohibits the Recipient from trading based on the non-public Holdings Information.  Any non-public Holdings Information that is disclosed shall not include any material information about the Index Master Portfolio’s trading strategies or pending portfolio transactions. The non-public Holdings Information provided to a Recipient under a Nondisclosure Agreement, unless indicated otherwise, is not subject to a time delay before dissemination.

As of February 28, 2006, DFA and the Trust had ongoing arrangements with the following Recipients to make available non-public Holdings Information relating to the Index Master Portfolio.

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Recipient	Business Purpose	Frequency

PFPC Trust Company	Index Master Portfolio Custodian	Daily

PFPC Inc.	Index Master Portfolio Transfer Agent	Daily

Fincom Technologies, LLC	Vendor to DFA providing portfolio analytics	Quarterly

Northern Trust Company	Monitoring investor exposure and investment strategy	Upon request

Bank of New York	Monitoring investor exposure and investment strategy	Upon request

Victorian Fund Management Corporation	Monitoring investor exposure and investment strategy	Upon request

Evaluation Associates LLC	Monitoring investor exposure and investment strategy	Upon request

Hammond Associates LLC	Monitoring investor exposure and investment strategy	Upon request

In addition, certain employees of DFA and its subsidiaries receive Holdings Information on a quarterly, monthly or daily basis, or upon request, in order to perform their business functions.  None of the Index Master Portfolio, DFA or any other party receives any compensation in connection with these arrangements.

The Policy includes the following procedures to ensure that disclosure of Holdings Information is in the best interests of shareholders, and to address any conflicts between the interests of shareholders, on the one hand, and the interests of DFA, DFAS or any affiliated person of the Trust, DFA or DFAS, on the other.  In order to protect the interests of shareholders of the Index Master Portfolio, and to ensure no adverse effect on shareholders, in the limited circumstances where a Designated Person is considering making non-public Holdings Information available to a Recipient, DFA’s Director of Global Institutional Services and the Chief Compliance Officer of the Trust will consider any conflicts of interest.  If the Chief Compliance Officer, following appropriate due diligence, determines that (1) the Index Master Portfolio has a legitimate business purpose for providing the non-public Holdings Information to a Recipient, and (2) disclosure of non-public Holdings Information to the Recipient would be in the best interests of shareholders and will not adversely affect the shareholders, then the Chief Compliance Officer may approve the proposed disclosure.

The Chief Compliance Officer documents all disclosures of non-public Holdings Information (including the legitimate business purpose for the disclosure), and periodically reports to the Trust’s Board on such arrangements.  The Chief Compliance Officer is also responsible for ongoing monitoring of the distribution and use of non-public Holdings Information.  Such arrangements are reviewed by the Chief Compliance Officer on an annual basis.  Specifically, the Chief Compliance Officer requests an annual certification from each Recipient that the Recipient has complied with all terms contained in the Nondisclosure Agreement.  Recipients who fail to provide the requested certifications are prohibited from receiving non-public Holdings Information.

The Trust’s Board exercises continuing oversight of the disclosure of Holdings Information by:  (1) overseeing the implementation and enforcement of the Policy by the Chief Compliance Officer of DFA and of the Trust; (2) considering reports and recommendations by the Chief Compliance Officer concerning the implementation of the Policy and any material compliance matters that may arise in connection with the Policy; and (3) considering whether to approve or ratify any amendments to the Policy.  DFA and the Trust’s Board reserve the right to amend the Policy at any time, and from time to time without prior notice, in their sole discretion.

Prohibitions on Disclosure of Portfolio Holdings and Receipt of Compensation.  No person is authorized to disclose Holdings Information or other investment positions (whether online at www.dfaus.com, in writing, by fax, by e-mail, orally or by other means) except in accordance with the Policy.  In addition, no person is authorized to make disclosure pursuant to the Policy if such disclosure is otherwise in violation of the antifraud provisions of the federal securities laws.

The Policy prohibits the Index Master Portfolio, DFA or an affiliate thereof from receiving any compensation or other consideration of any type for the purpose of obtaining disclosure of non-public Holdings

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Information or other investment positions.  “Consideration” includes any agreement to maintain assets in the Index Master Portfolio or in other investment companies or accounts managed by DFA or by any affiliated person of DFA.

The Policy and its procedures are intended to provide useful information concerning the Index Master Portfolio to existing and prospective shareholders, while at the same time preventing the improper use of Holdings Information.  However, there can be no assurance that the furnishing of any Holdings Information is not susceptible to inappropriate uses, particularly in the hands of sophisticated investors, or that the Holdings Information will not in fact be misused in other ways, beyond the control of DFA.

EXPENSES

Expenses are deducted from the total income of each Portfolio before dividends and distributions are paid.  These expenses include, but are not limited to, fees paid to BlackRock, PFPC, transfer agency, networking and recordkeeping fees, reimbursement to BlackRock for costs related to the Fund’s investor service center, fees and expenses of officers and trustees who are not affiliated with BlackRock, BDI or any of their affiliates (although the Fund bears certain fees and expenses of the Fund’s Chief Compliance Officer and certain of his staff), taxes, interest, legal fees, custodian fees, auditing fees, distribution fees, shareholder servicing fees, fees and expenses in registering and qualifying the Portfolios and their shares for distribution under federal and state securities laws, expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information to existing shareholders, expenses relating to shareholder reports, shareholder meetings and proxy solicitations, fidelity bond and trustees and officers liability insurance premiums, the expense of independent pricing services and other expenses which are not expressly assumed by BlackRock or the Fund’s service providers under their agreements with the Fund.  Any general expenses of the Fund that do not belong to a particular investment portfolio will be allocated among all investment portfolios by or under the direction of the Board of Trustees in a manner the Board determines to be fair and equitable.

PORTFOLIO MANAGERS AND PORTFOLIO TRANSACTIONS

Portfolio Managers

As of September 30, 2006, Scott Amero managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	43	$27.8 billion	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	28	$7.7 billion	4	$1.7 billion
Other Accounts	289	$92.9 billion	24	$7.7 billion

As of September 30, 2006, Keith Anderson managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	27	$19.4 billion	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	5	$2.3 billion	3	$2.2 billion
Other Accounts	251	$88.0 billion	18	$6.6 billion

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As of September 30, 2006, Wayne J. Archambo, CFA managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	11	$4.7 billion	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	0	—	0	—
Other Accounts	18	$1.1 billion	0	—

As of September 30, 2006, David Byrket, CFA managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	9	$4.1 billion	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	1	$10.1 million	0	—
Other Accounts	13	$466 million	1	$93.5 million

As of September 30, 2006, Thomas P. Callan, CFA managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	11	$3.9 billion	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	1	$15 million	1	$15 million
Other Accounts	6	$811 million	1	$475 million

As of September 30, 2006, Michael D. Carey, CFA managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	4	$2.4 billion	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	0	—	0	—
Other Accounts	1	$31 million	0	—

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As of September 30, 2006, Philip Green managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	0	—	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	6	$963 million	0	—
Other Accounts	0	—	0	—

As of September 30, 2006, Edward P. Dowd managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	6	$1.3 billion	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	0	—	0	—
Other Accounts	6	$801 million	0	—

As of September 30, 2006, Anthony F. Forcione, CFA managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	1	$843 million	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	0	—	0	—
Other Accounts	1	$6.5 million	0	—

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As of September 30, 2006, Jeff Gary managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	26	$10.0 billion	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	6	$6.5 billion	5	$2.3 billion
Other Accounts	20	$3.2 billion	5	$623 million

As of September 30, 2006, Andrew Gordon managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	16	$2.4 billion	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	27	$9.4 billion	4	$1.3 billion
Other Accounts	96	$29.6 billion	17	$3.7 billion

As of September 30, 2006, Robert Hallisey  managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	1	$273.8 million	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	0	—	0	—
Other Accounts	0	—	0	—

As of September 30, 2006, Fred Herrmann, CFA managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	9	$4.1 billion	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	1	$10.1 million	0	—
Other Accounts	13	$466 million	1	$93.5 million

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As of September 30, 2006, Michael Kalinoski, CFA managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	6	$2.8 billion	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	0	—	0	—
Other Accounts	0	—	0	—

As of September 30, 2006, Todd Kopstein managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	11	$4.4 billion	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	16	$5.8 billion	1	$255 million
Other Accounts	59	$18.3 billion	6	$1.7 billion

As of September 30, 2006, Eileen M. Leary, CFA managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	11	$3.4 billion	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	0	—	0	—
Other Accounts	7	$364 million	0	—

As of September 30, 2006, Andrew Leger managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	2	$674.3 million	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	0	—	0	—
Other Accounts	0	—	0	—

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As of September 30, 2006, Jeffrey R. Lindsey, CFA managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	6	$1.3 billion	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	0	—	0	—
Other Accounts	6	$802 million	0	—

As of September 30, 2006, Matthew Marra managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	27	$19.3 billion	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	7	$2.3 billion	3	$1.3 billion
Other Accounts	312	$102.0 billion	24	$8.1 billion

As of September 30, 2006, Kate O’Connor, CFA managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	8	$3.7 billion	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	0	—	0	—
Other Accounts	15	$1.05 billion	0	—

As of September 30, 2006, Walter O’Connor, CFA managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	68	$26.5 billion	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	0	—	0	—
Other Accounts	0	—	0	—

As of September 30, 2006, Theodore Jaeckel, managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	41	$21.0 billion	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	0	—	0	—
Other Accounts	0	—	0	—

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As of September 30, 2006, Eric Pellicciaro managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	9	$3.0 billion	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	4	$6.4 billion	1	$205 million
Other Accounts	35	$14.7 billion	2	$463.5 million

As of September 30, 2006, Andrew J. Phillips managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	35	$21.4 billion	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	13	$4.8 billion	3	$1.4 billion
Other Accounts	324	$117.2 billion	19	$7.0 billion

As of September 30, 2006, Daniel J. Rice III managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	4	$3.3 billion	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	3	$961 million	2	$681 million
Other Accounts	20	$1.6 billion	9	$850 million

As of September 30, 2006, Jean M. Rosenbaum, CFA managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	8	$1.6 billion	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	0	—	0	—
Other Accounts	0	—	0	—

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As of September 30, 2006, Stuart Spodek managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	16	$9.1 billion	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	8	$3.2 billion	3	$2.3 billion
Other Accounts	140	$32.8 billion	13	$3.0 billion

As of September 30, 2006, Fred Stuebe, managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	6	$2.3 billion	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	0	—	0	—
Other Accounts	0	—	0	—

As of September 30, 2006, Scott Thiel managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	11	$1.2 billion	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	19	$4.9 billion	4	$1.5 billion
Other Accounts	98	$27.1 billion	15	$3.1 billion

As of September 30, 2006, Andrew F. Thut managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	8	$1.8 billion	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	0	—	0	—
Other Accounts	1	$95 million	0	—

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As of September 30, 2006, Neil Wagner managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	12	$3.5 billion	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	0	—	0	—
Other Accounts	8	$403 million	0	—

As of September 30, 2006, Denis J. Walsh III, CFA managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	4	$3.3 billion	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	3	$961 million	2	$681 million
Other Accounts	20	$1.6 billion	9	$850 million

As of September 30, 2006, Brian Weinstein managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	6	$1.6 billion	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	0	—	0	—
Other Accounts	48	$18.9 billion	1	$451 million

As of September 30, 2006, Erin Xie, PhD managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	6	$1.3 billion	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	1	$15 million	1	$15 million
Other Accounts	2	$118 million	0	—

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As of September 30, 2006, Linda Zhang, PhD managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	1	$773 million	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	0	—	0	—
Other Accounts	0	—	0	—

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund.  In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund.  BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities.  Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information.  Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund.  In this connection, it should be noted that Messrs. Anderson, Amero, Phillips, Rice, Walsh, Spodek, Callan, Gary, Gordon, Kopstein and Marra currently manage certain accounts that are subject to performance fees.  In addition, Messrs. Anderson, Amero, Phillips, Gary, Gordon, Spodek, Rice, Walsh and Marra assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred.  Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly.  When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties.  BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment.  To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time.  This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

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Portfolio Manager Compensation

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

Base compensation.  Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm.

Discretionary compensation.  In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

Long-Term Retention and Incentive Plan (“LTIP”) —The LTIP is a long-term incentive plan that seeks to reward certain key employees. The plan provides for the grant of awards that are expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock.  Ms. Xie, Ms. Leary, Ms. O’Connor, Ms. Rosenbaum and Messrs. Archambo, Forcione, Walsh, Callan, Herrmann, Byrket, Gary, Thiel, Lindsey, Dowd, Wagner, Thut, Carey, Anderson, Amero, Kopstein, Phillips, Pellicciaro, Spodek, Weinstein, Gordon and Marra have received awards under the LTIP.

Deferred Compensation Program —A portion of the compensation paid to each portfolio manager may be voluntarily deferred by the portfolio manager into an account that tracks the performance of certain of the firm’s investment products. Each portfolio manager is permitted to allocate his deferred amounts among various options, including to certain of the firm’s hedge funds and other unregistered products. In addition, prior to 2005, a portion of the annual compensation of certain senior managers, including Ms. O’Connor, Ms. Rosenbaum and Messrs. Archambo, Callan, Herrmann, Byrket, Gary, Thiel, Wagner, Carey, Anderson, Amero, Kopstein, Phillips, Pellicciaro, Spodek and Gordon was mandatorily deferred in a similar manner for a number of years.  Beginning in 2005, a portion of the annual compensation of certain senior managers, including Ms. Xie, Ms. Leary, Ms. O’Connor, Ms. Rosenbaum and Messrs. Archambo, Rice, Walsh, Callan, Herrmann, Byrket, Lindsey, Dowd, Wagner, Thut, Carey, Anderson, Amero, Kopstein, Phillips, Pellicciaro, Spodek, Gordon and Marra is paid in the form of BlackRock, Inc. restricted stock units which vest ratably over a number of years.

Options and Restricted Stock Awards —While incentive stock options are not currently being awarded to BlackRock employees, BlackRock, Inc. previously granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock, Inc. also has a restricted stock award program designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years. Ms. Rosenbaum and Messrs. Archambo, Callan, Herrmann, Byrket, Wagner, Carey, Anderson, Amero, Kopstein, Phillips, Pellicciaro, Thiel, Spodek, Gordon and Marra have been granted stock options in prior years, and Messrs. Archambo, Walsh, Callan, Gary, Thiel, Lindsey, Anderson, Amero, Phillips, Spodek, Gordon and Marra participate in BlackRock’s restricted stock program.

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP) and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income.  The RSP offers a range of investment options, including registered investment companies managed by the firm. Company contributions follow the investment direction set by participants for their own contributions or absent, employee investment direction, are invested into a stable value fund.  The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of

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the stock on the purchase date.   Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000.  Each portfolio manager is eligible to participate in these plans.

Annual incentive compensation for each portfolio manager is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s teamwork and contribution to the overall performance of these portfolios and BlackRock.  Unlike many other firms, portfolio managers at BlackRock compete against benchmarks rather than each other. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts are measured.  A group of BlackRock, Inc.’s officers determines the benchmarks against which to compare the performance of funds and other accounts managed by each portfolio manager.  With respect to the Fund’s portfolio managers, such benchmarks include the following:

Portfolio Manager	Portfolio(s) Managed	Benchmarks Applicable to Each Manager
Wayne J. Archambo, CFA	Mid-Cap Value Equity Aurora Small Cap Value Equity

A combination of market-based indices (e.g., The Russell 2000 Value Index, The Russell 2500 Value Index, The Russell Midcap Value Index), certain customized indices and certain fund industry peer groups.

Anthony F. Forcione, CFA	Mid-Cap Value Equity	A combination of market-based indices (e.g., The Russell Midcap Value Index), certain customized indices and certain fund industry peer groups.
Daniel J. Rice III	Global Resources All-Cap Global Resources	A combination of market-based indices (e.g., Standard & Poor’s 500 Index, Lipper Natural Resources Funds Index), certain customized indices and certain fund industry peer groups.
Denis J. Walsh III, CFA	Global Resources All-Cap Global Resources	A combination of market-based indices (e.g., Standard & Poor’s 500 Index, Lipper Natural Resources Funds Index), certain customized indices and certain fund industry peer groups.
Thomas P. Callan, CFA	Health Sciences Opportunities Global Science & Technology Opportunities U.S. Opportunities International Opportunities Global Opportunities

A combination of market-based indices (e.g., Standard & Poor’s 500 Index, Lipper Health/Biotechnology Funds Index, The Russell 3000 Healthcare Index, The S&P/Citigroup Extended Market Index, The S&P/Citigroup Extended Market Global Ex-U.S. Index, The Pacific Stock Exchange Technology Index, The S&P/Citigroup Global BMI), certain customized indices and certain fund industry peer groups.

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Portfolio Manager	Portfolio(s) Managed	Benchmarks Applicable to Each Manager
Erin Xie, PhD	Health Sciences Opportunities Global Science & Technology Opportunities Global Opportunities

A combination of market-based indices (e.g., Standard & Poor’s 500 Index, Lipper Health/Biotechnology Funds Index, The Russell 3000 Healthcare Index, The S&P/Citigroup Extended Market Index, The Pacific Stock Exchange Technology Index, The S&P/Citigroup Global BMI), certain customized indices and certain fund industry peer groups.

Philip Green	Asset Allocation	A combination of market-based indices (e.g., custom 60% Standard & Poor’s 500 Index/40% Lehman Aggregate), certain customized indices and certain fund industry peer groups.
Linda Zhang, PhD	Asset Allocation	A combination of market-based indices (e.g., custom 60% Standard & Poor’s 500 Index/40% Lehman Aggregate), certain customized indices and certain fund industry peer groups.
Fred Herrmann, CFA	Investment Trust	A combination of market-based indices (e.g., The Standard & Poor’s 500 Index), certain customized indices and certain fund industry peer groups.
David Byrket, CFA	Investment Trust	A combination of market-based indices (e.g., The Standard & Poor’s 500 Index), certain customized indices and certain fund industry peer groups.
Jeffrey R. Lindsey, CFA	Capital Appreciation Exchange	A combination of market-based indices (e.g., The Standard & Poor’s 500 Index, The Russell 1000 Growth Index), certain customized indices and certain fund industry peer groups.
Edward P. Dowd	Capital Appreciation Exchange	A combination of market-based indices (e.g., The Standard & Poor’s 500 Index, The Russell 1000 Growth Index), certain customized indices and certain fund industry peer groups.
Eileen M. Leary, CFA	Mid-Cap Growth Equity Small/Mid-Cap Growth Small Cap Growth Equity

A combination of market-based indices (e.g., The Russell 2500 Growth Index, The Russell 2000 Growth Index, The Russell Midcap Growth Index), certain customized indices and certain fund industry peer groups.

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Portfolio Manager	Portfolio(s) Managed	Benchmarks Applicable to Each Manager
Neil Wagner	Mid-Cap Growth Equity Small/Mid-Cap Growth Small Cap Core Equity Small Cap Growth Equity

A combination of market-based indices (e.g., The Russell 2000 Index, The Russell 2000 Growth Index, The Russell 2500 Growth Index, The Russell Midcap Growth Index), certain customized indices and certain fund industry peer groups.

Kate O’Connor, CFA	Aurora Small Cap Value Equity Small Cap Core Equity	A combination of market-based indices (e.g., The Russell 2000 Index, The Russell 2000 Value Index, The Russell 2500 Value Index), certain customized indices and certain fund industry peer groups.
Andrew F. Thut	Small/Mid-Cap Growth Small Cap Growth Equity	A combination of market-based indices (e.g., The Russell 2000 Growth Index, The Russell 2500 Growth Index), certain customized indices and certain fund industry peer groups.
Jean M. Rosenbaum, CFA	U.S. Opportunities Global Science & Technology Opportunities Global Opportunities

A combination of market-based indices (e.g., The S&P/Citigroup Extended Market Index, The Pacific Stock Exchange Technology Index, The S&P/Citigroup Global BMI), certain customized indices and certain fund industry peer groups.

Michael D. Carey, CFA	International Opportunities Global Opportunities	A combination of market-based indices (e.g., The S&P/Citigroup Extended Market Ex-U.S. Index, The S&P/Citigroup Global BMI), certain customized indices and certain fund industry peer groups.
Keith Anderson	Enhanced Income Low Duration Intermediate Government Bond Intermediate Bond II Intermediate Bond Total Return II Total Return Managed Income Strategic Portfolio I

A combination of market-based indices (e.g., Citigroup 1-Year Treasury Index, Merrill Lynch 1-3 Year Treasury Index, Lehman Brothers Intermediate Government Index, Lehman Brothers Intermediate Gov/Credit Index, Lehman Brothers Aggregate Index, Lehman Brothers Intermediate Aggregate Index and others), certain customized indices and certain fund industry peer groups.  Strategic Portfolio I is a component of a broader portfolio and is not measured against a specific index. The broader portfolio is measured against the Lehman Brothers Aggregate Index.

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Portfolio Manager	Portfolio(s) Managed	Benchmarks Applicable to Each Manager
Scott Amero	Enhanced Income Low Duration Intermediate Government Bond Intermediate Bond II Intermediate Bond Total Return II Total Return Managed Income High Yield Bond

A combination of market-based indices (e.g., Citigroup 1-Year Treasury Index, Merrill Lynch 1-3 Year Treasury Index, Lehman Brothers Intermediate Government Index, Lehman Brothers Intermediate Gov/Credit Index, Lehman Brothers Aggregate Index, Lehman Brothers Intermediate Aggregate Index, Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index and others), certain customized indices and certain fund industry peer groups.

Todd Kopstein	Enhanced Income Low Duration	A combination of market-based indices (e.g. Citigroup 1-Year Treasury Index, Merrill Lynch 1-3 Year Treasury Index), certain customized indices and certain fund industry peer groups.
Matthew Marra	Intermediate Government Bond Intermediate Bond Intermediate Bond II Total Return Total Return II Managed Income

A combination of market-based indices (e.g., Lehman Brothers Intermediate Government Index, Lehman Brothers Intermediate Government/Credit Index, Lehman Brothers Intermediate Aggregate Index, Lehman Brothers U.S. Aggregate Index), certain customized indices and certain fund industry peer groups.

Andrew J. Phillips	Government Income GNMA Intermediate Government Bond Intermediate Bond Intermediate Bond II Total Return Total Return II Managed Income

A combination of market-based indices (e.g., Custom 50% Lehman Brothers Mortgage /50% Merrill Lynch 10-Year Treasury Index, Lehman GNMA MBS Index, Lehman Brothers Intermediate Government Index, Lehman Brothers Intermediate Government/Credit Index, Lehman Brothers Intermediate Aggregate Index, Lehman Brothers U.S. Aggregate Index), certain customized indices and certain fund industry peer groups.

Eric Pellicciaro	Government Income GNMA

A combination of market-based indices (e.g., custom 50% Lehman Brothers Mortgage /50% Merrill Lynch 10-Year Treasury Index, Lehman GNMA MBS Index), certain customized indices and certain fund industry peer groups.

Stuart Spodek	Inflation Protected Bond	A combination of market-based indices (e.g., Lehman Brothers Global Real: U.S. Tips Index), certain customized indices and certain fund industry peer groups.

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Portfolio Manager	Portfolio(s) Managed	Benchmarks Applicable to Each Manager
Brian Weinstein	Inflation Protected Bond	A combination of market-based indices (e.g., Lehman Brothers Global Real: U.S. Tips Index), certain customized indices and certain fund industry peer groups.
Andrew Gordon	International Bond Global Opportunities Strategic Portfolio I

A combination of market-based indices (e.g., Citigroup Non-U.S. World Government Bond Index, MSCI All Country World Index), certain customized indices and certain fund industry peer groups. Strategic Portfolio I is a component of a broader portfolio and is not measured against a specific index. The broader portfolio is measured against the Lehman Brothers Aggregate Index.

Scott Thiel	International Bond Strategic Portfolio I

A combination of market-based indices (e.g., Citigroup Non-U.S. World Government Bond Index), certain customized indices and certain fund industry peer groups. Strategic Portfolio I is a component of a broader portfolio and is not measured against a specific index. The broader portfolio is measured against the Lehman Brothers Aggregate Index.

Jeff Gary	High Yield Bond	A combination of market-based indices (e.g., The Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index), certain customized indices and certain fund industry peer groups.
Walter O’Connor	AMT-Free Municipal Bond Delaware Municipal Bond Ohio Municipal Bond Kentucky Municipal Bond	A combination of market-based indices (e.g. Lehman Brothers Municipal Bond Index), certain customized indices and certain fund industry peer groups.
Fred Stuebe	Kentucky Municipal Bond Ohio Municipal Bond	A combination of market-based indices (e.g. Lehman Brothers Municipal Bond Index), certain customized indices and certain fund industry peer groups.
Michael Kalinoski, CFA	Delaware Municipal Bond	A combination of market-based indices (e.g. Lehman Brothers Municipal Bond Index), certain customized indices and certain fund industry peer groups.
Robert Hallisey	Small/Mid-Cap Growth	A combination of market-based indices (e.g., The Russell 2500 Growth Index), certain customized indices and certain fund industry peer groups.
Theodore Jaeckel	AMT-Free Municipa Bond	A combination of market-based indices (e.g. Lehman Brothers Municipal Bond Index), certain customized indices and certain fund industry peer groups.

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Portfolio Manager	Portfolio(s) Managed	Benchmarks Applicable to Each Manager
Andrew Leger	Mid-Cap Growth Equity Small/Mid-Cap Growth Equity	A combination of market-based indices (e.g., The Russell 2500 Growth Index; The Russell Midcap Growth Index), certain customized indices and certain fund industry peer groups.

The group of BlackRock, Inc.’s officers then makes a subjective determination with respect to the portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks.  Senior portfolio managers who perform additional management functions within BlackRock may receive additional compensation for serving in these other capacities.

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As of September 30, 2006, the end of the Fund’s most recently completed fiscal year , the dollar range of securities beneficially owned by each portfolio manager in the Portfolios is shown below:

Portfolio Manager	Portfolio(s) Managed	Dollar Range of Equity Securities of the Portfolio(s) Owned(7)
Wayne J. Archambo, CFA	Mid-Cap Value Equity	$50,001-$100,000
	Aurora	$10,001-$50,000
	Small Cap Value Equity	$100,001-$500,000
Anthony F. Forcione, CFA	Mid-Cap Value Equity	$100,001-$500,000
Daniel J. Rice III	Global Resources	$500,001-$1,000,000
	All-Cap Global Resources	None
Denis J. Walsh III, CFA	Global Resources	$100,001-$500,000
	All-Cap Global Resources	None
Thomas P. Callan, CFA	Health Sciences Opportunities	$50,001-$100,000
	Global Science & Technology Opportunities	None
	U.S. Opportunities	$100,001-$500,000
	International Opportunities	$100,001-$500,000
	Global Opportunities	$100,001-$500,000
Erin Xie, PhD	Health Sciences Opportunities	$10,001-$50,000
	Global Science & Technology Opportunities	None
	Global Opportunities	None
Philip Green	Asset Allocation	None
Linda Zhang, PhD	Asset Allocation	$10,001-$50,000
Fred Herrmann, CFA	Investment Trust	None
David Byrket, CFA	Investment Trust	None
Jeffrey R. Lindsey, CFA	Capital Appreciation	$100,001-$500,000
	Exchange	None
Edward P. Dowd	Capital Appreciation	$10,001-$50,000
	Exchange	None
Eileen M. Leary, CFA	Mid-Cap Growth Equity	$100,001-$500,000
	Small/Mid-Cap Growth	$10,001-$50,000
	Small Cap Growth Equity	$10,001-$50,000
Neil Wagner	Mid-Cap Growth Equity	None
	Small/Mid-Cap Growth	None
	Small Cap Core Equity	None
	Small Cap Growth Equity	None
Kate O’Connor, CFA	Aurora	$10,001-$50,000
	Small Cap Value Equity	$10,001-$50,000
	Small Cap Core Equity	$50,001-$100,000
Andrew F. Thut	Small/Mid-Cap Growth	None
	Small Cap Growth Equity	None
Jean M. Rosenbaum, CFA	U.S. Opportunities	$50,001-$100,000
	Global Science & Technology Opportunities	$10,001-$50,000
	Global Opportunities	$50,001-$100,000
Michael D. Carey, CFA	International Opportunities	$100,001-$500,000

(7) Includes securities attributable to the portfolio manager’s participation in certain deferred compensation and retirement programs.

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Portfolio Manager	Portfolio(s) Managed	Dollar Range of Equity Securities of the Portfolio(s) Owned(7)
	Global Opportunities	$50,001-$100,000
Keith Anderson	Enhanced Income	None
	Strategic Portfolio I	None
	Low Duration	None
	Intermediate Government Bond	None
	Intermediate Bond II	None
	Intermediate Bond	None
	Total Return II	$100,001-$500,000
	Total Return	$10,001-$50,000
	Managed Income	None
Scott Amero	Enhanced Income	None
	Low Duration	$100,001-$500,000
	Intermediate Government Bond	None
	Intermediate Bond II	None
	Intermediate Bond	None
	Total Return II	None
	Total Return	$10,001-$50,000
	Managed Income	None
	High Yield Bond	None
Todd Kopstein	Enhanced Income	None
	Low Duration	None
Andrew J. Phillips	Intermediate Bond	None
	Intermediate Bond II	None
	Total Return	None
	Total Return II	None
	Government Income	None
	GNMA	None
	Managed Income	None
Matthew Marra	Intermediate Bond	None
	Intermediate Bond II	None
	Total Return	None
	Total Return II	None
	Managed Income	None
	Intermediate Government Bond	None
Eric Pellicciaro	GNMA	None
	Government Income	None
Stuart Spodek	Inflation Protected Bond	None
Brian Weinstein	Inflation Protection Bond	None
Andrew Gordon	Global Opportunities	None
	Strategic Portfolio I	None
	International Bond	$100,001-$500,000
Scott Thiel	International Bond	None
	Strategic Portfolio I	None
Jeff Gary	High Yield Bond	$10,001-$50,000
Fred Stuebe	Kentucky Municipal Bond	None
	Ohio Municipal Bond	None
Michael Kalinoski, CFA	Delaware Municipal Bond	None
Walter O’Connor, CFA	Delaware Municipal Bond	None
	Ohio Municipal Bond	None

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Portfolio Manager	Portfolio(s) Managed	Dollar Range of Equity Securities of the Portfolio(s) Owned(7)
	Kentucky Municipal Bond	None
	AMT-Free Municipal Bond	None
Robert Hallisey	Small/Mid-Cap Growth	None
Andrew Leger	Small/Mid-Cap Growth	None
	Mid-Cap Growth	None
Theodore Jaeckel	AMT-Free Municipal Bond	None

Portfolio Manager Information for Index Master Portfolio

In accordance with the team approach used to manage the Index Master Portfolio, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee. The portfolio managers and portfolio traders also make daily decisions regarding the Index Master Portfolio including running buy and sell programs based on the parameters established by the Investment Committee.  The portfolio manager named below coordinates the efforts of all other portfolio managers and trading personnel with respect to the Index Master Portfolio.  For this reason, DFA has identified Robert T. Deere as the individual primarily responsible for the day-to-day management of the Index Master Portfolio.

Investments in the Portfolio

The portfolio manager and his immediate family did not own any shares of the Index Master Portfolio as of November 30, 2006.

Description of Compensation Structure

Portfolio managers receive a base salary, an incentive bonus and may receive a commission based on services provided to certain clients of DFA.  Compensation of a portfolio manager is determined at the discretion of the Compensation Committee of DFA and is based on a portfolio manager’s experience, responsibilities, the perception of the quality of his or her work efforts and other subjective factors.  The compensation of portfolio managers is not directly based upon the performance of the investment companies or other accounts that they manage.  The Compensation Committee of DFA reviews the compensation of each portfolio manager annually and may make modifications in compensation as it deems necessary to reflect changes in the market.  Each portfolio manager’s compensation consists of the following:

•                  Base salary.  Each portfolio manager is paid a base salary. DFA considers the factors described above to determine each portfolio manager’s base salary.

•                  Semi-Annual Bonus.  Each portfolio manager receives points in a bonus pool that is shared with other employees of DFA.  The number of bonus points awarded to each portfolio manager is based upon the factors described above.

Portfolio managers may be awarded the right to purchase restricted shares of DFA’s stock as determined from time to time by the Board of Directors of DFA or its delegees.  Portfolio managers also participate in benefit and retirement plans and other programs available generally to all employees.

Other Managed Accounts

In addition to the Index Master Portfolio, the portfolio manager manages (i) other U.S. registered investment companies advised or sub-advised by DFA, (ii) other pooled investment vehicles that are not U.S. registered mutual funds and (iii) other accounts managed for organizations and individuals.  The following table sets

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forth information regarding the total accounts for which the portfolio manager has the day-to-day management responsibilities.

Name of Portfolio Manager	Number of Accounts Managed and Total Assets by Category As of November 30, 2006
Robert T. Deere

•  23 U.S. registered mutual funds with $48,536 million in total assets under management.

•  8 unregistered pooled investment vehicles with $10,491 million in total assets under management. Out of these unregistered pooled investment vehicles, one unregistered pooled investment vehicle has an investor with assets of $307 million that pays a performance-based advisory fee.

•  39 other accounts with $3,047 million in total assets under management.

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has the primary day-to-day responsibilities with respect to other accounts in addition to the Index Master Portfolio.  Other accounts include registered mutual funds (other than the Index Master Portfolio), other unregistered pooled investment vehicles, and other accounts managed for organizations and individuals (“Accounts”).  An Account may have similar investment objectives to the Index Master Portfolio, or may purchase, sell or hold securities that are eligible to be purchased, sold or held by the Index Master Portfolio. Actual or apparent conflicts of interest include:

•                  Time Management.  The management of the Index Master Portfolio and Accounts may result in a portfolio manager devoting unequal time and attention to the management of the Index Master Portfolio and Accounts.  DFA seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline.  Most Accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Index Master Portfolio.

•                  Investment Opportunities.  It is possible that at times identical securities will be held by the Index Master Portfolio and other Accounts.  However, positions in the same security may vary and the length of time that any Index Master Portfolio or Account may choose to hold its investment in the same security may likewise vary.  If a portfolio manager identifies a limited investment opportunity that may be suitable for the Index Master Portfolio or other Accounts, a Index Master Portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across the Index Master Portfolio and all eligible Accounts.  To deal with these situations, DFA has adopted procedures for allocating portfolio transactions across the Index Master Portfolio and multiple Accounts.

•                  Broker Selection.  With respect to securities transactions for the Index Master Portfolio, DFA determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction.  However, with respect to certain Accounts (such as separate accounts), DFA may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker.  In these cases, DFA or its affiliates may place separate, non-simultaneous, transactions for the Index Master Portfolio and another Account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Index Master Portfolio or the Account.

•                  Performance-Based Fees.  For some Accounts, DFA may be compensated based on the profitability of the Account, such as by a performance-based management fee.  These incentive compensation structures may create a conflict of interest for DFA with regard to Accounts where DFA is paid based on a percentage of assets because the portfolio manager may have an incentive to allocate securities preferentially to the Accounts where DFA might share in investment gains.

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•                  Investment in a Portfolio.  The portfolio manager or his relatives may invest in an investment company that invests in Index Master Portfolio and a conflict may arise where he may therefore have an incentive to treat the Index Master Portfolio in which the portfolio manager or his relatives invest preferentially as compared to other Accounts for which he has portfolio management responsibilities.

DFA and the Trust have adopted certain compliance procedures that are reasonably designed to address these types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Portfolio Transactions

In executing portfolio transactions, the adviser and sub-advisers seek to obtain the best price and most favorable execution for a Portfolio, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved.  While the adviser and sub-advisers generally seek reasonably competitive commission rates, payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions.  Payments of commissions to brokers who are affiliated persons of the Fund, or the Trust with respect to the Index Master Portfolio (or affiliated persons of such persons), will be made in accordance with Rule 17e-1 under the 1940 Act.  With respect to the Index Master Portfolio, commissions paid on such transactions would be commensurate with the rate of commissions paid on similar transactions to brokers that are not so affiliated.

With respect to the Index Master Portfolio, DFA will seek to acquire and dispose of securities in a manner which would cause as little fluctuation in the market prices of stocks being purchased or sold as possible in light of the size of the transactions being effected, and brokers will be selected with this goal in view.  DFA monitors the performance of brokers which effect transactions for the Index Master Portfolio to determine the effect that the Index Master Portfolio’s trading has on the market prices of the securities in which the Index Master Portfolio invests.  DFA also checks the rate of commission being paid by the Index Master Portfolio to its brokers to ascertain that they are competitive with those charged by other brokers for similar services.  Transactions also may be placed with brokers who provide DFA with investment research, such as reports concerning individual issuers, industries and general economic and financial trends and other research services.  The Investment Management Agreement permits DFA knowingly to pay commissions on such transactions which are greater than another broker might charge if DFA, in good faith, determines that the commissions paid are reasonable in relation to the research or brokerage services provided by the broker or dealer when viewed in terms of either a particular transaction or DFA’s overall responsibilities to the Trust. Research services furnished by brokers through whom securities transactions are effected may be used by DFA in servicing all of its accounts and not all such services may be used by DFA with respect to the Trust.  Brokerage transactions may be placed with securities firms that are affiliated with an affiliate of DFA.  Commission paid on such transactions would be commensurate with the rate of commissions paid on similar transactions to brokers that are not so affiliated.

Commission rates for brokerage transactions on non-U.S. stock exchanges are generally fixed.

During the 12 months ended September 30, 2006, the following Portfolios paid brokerage commissions as follows:

Portfolios	Brokerage Commissions
Investment Trust	$1,209,690
Capital Appreciation	522,382
Mid-Cap Value Equity	3,308,032
Mid-Cap Growth Equity	763,048
Aurora	9,843,233
Small-Mid Cap Growth	560,256
Small Cap Value Equity	526,647
Small Cap Core Equity	352,752
Small Cap Growth Equity	1,883,202
U.S. Opportunities	512,567

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Portfolios	Brokerage Commissions
Health Sciences Opportunities	2,661,098
Asset Allocation	1,277,018
Exchange	3,558
Global Science & Technology Opportunities	139,917
Global Resources Equity	1,187,044
All Cap Global Resources	907,025
International Opportunities	4,033,429
Global Opportunities	141,668
Enhanced Income	3,389
Low Duration Bond	91,793
Intermediate Government Bond	41,535
Intermediate Bond II	52,337
Intermediate Bond	1,843
Total Return II	187,765
Total Return	22,891
Government Income	97,778
Inflation Protected Bond	16,857
GNMA	25,071
Managed Income	50,099
International Bond	58,401
High Yield	9,993
AMT-Free Municipal Bond	4,684
Ohio Municipal Bond	1,496
Delaware Municipal Bond	793
Kentucky Municipal Bond	786

During the 12 months ended September 30, 2005, the following Portfolios paid brokerage commissions as follows:

Portfolios	Brokerage Commissions
Investment Trust	$1,484,641
Capital Appreciation	462,772
Mid-Cap Value Equity	1,670,570
Mid-Cap Growth Equity	755,430
Aurora	8,884,499
Small-Mid Cap Growth	1,126,539
Small Cap Value Equity	682,766
Small Cap Core Equity	154,102
Small Cap Growth Equity	2,165,788
U.S. Opportunities	364,176
Health Sciences Opportunities	702,901
Asset Allocation	1,128,527
Exchange	4,512
Global Science & Technology Opportunities	146,516
Global Resources Equity	345,601
All Cap Global Resources	187,441
International Opportunities	2,106,960
Enhanced Income	2,260
Low Duration Bond	85,300
Intermediate Government Bond	22,520

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Portfolios	Brokerage Commissions
Intermediate Bond	30,754
Intermediate Bond	789
Total Return II	116,115
Total Return	13,089
Government Income	105,705
Inflation Protected Bond	8,376
GNMA	52,147
Managed Income	44,334
International Bond	26,776
High Yield	314
AMT-Free Municipal Bond	45,502
Ohio Municipal Bond	10,019
Delaware Municipal Bond	7,542
Kentucky Municipal Bond	7,412

During the 12 months ended September 30, 2004, the following Portfolios paid brokerage commissions as follows:

Portfolios	Brokerage Commissions

Mid-Cap Value Equity	$312,503
Mid-Cap Growth Equity	177,227
Small Cap Value Equity	890,786
Small Cap Core Equity	29,200
Small Cap Growth Equity	2,365,277
U.S. Opportunities Equity	553,365
Global Science & Technology Opportunities	250,428
International Opportunities Equity	1,902,919
Investment Trust	173,045
Asset Allocation	177,084
Enhanced Income	356
Low Duration Bond	63,884
Intermediate Government Bond	7,716
Intermediate Bond II	25,976
Intermediate Bond	213
Total Return II	122,185
Total Return	11,979
Government Income	38,570
Inflation Protected Bond	49
GNMA	45,358
Managed Income	54,503
High Yield Bond	4,507
International Bond	10,803
AMT-Free Municipal Bond	11,231
Ohio Municipal Bond	2,301
Delaware Municipal Bond	1,715
Kentucky Municipal Bond	2,334

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For the Index Master Portfolio’s fiscal years ended November 30, 2004, 2005 and 2006, the Index Master Portfolio paid brokerage commissions totaling $44,310, $96,000 and $61,034, respectively.

The following table shows the dollar amount of brokerage commissions paid to brokers for providing third party research services and the approximate dollar amount of the transactions involved for the fiscal year ended September 30, 2006. The provision of third party research services was not necessarily a factor in the placement of all brokerage business with such brokers.

Portfolio	$ Amount of Commissions Paid to Brokers for Providing Third Party Research Services 10/01/05-09/30/06	$ Amount of Brokerage Transactions Involved 10/01/05-09/30/06

BlackRock Asset Allocation	$223,269	$228,342,325
BlackRock Investment Trust	$369,362	$612,096,081
BlackRock Global Science and Technology Opportunities	$22,758	$12,553,642
BlackRock International Opportunities	$9,140	$9,914,013
BlackRock Mid-Cap Growth Equity	$204,562	$163,817,883
BlackRock Mid-Cap Value Equity	$814,683	$562,491,017
BlackRock Small Cap Growth Equity	$569,786	$252,111,330
BlackRock Small Cap Core Equity	$35,443	$13,629,274
BlackRock Small Cap Value Equity	$75,051	$33,489,539
BlackRock U.S. Opportunities	$67,961	$37,472,827
BlackRock All-Cap Global Resources	$77,005	$138,600,955
BlackRock Aurora	$2,473,209	$1,421,183,695
BlackRock Global Resources	$44,929	$33,575,387
BlackRock Health Sciences Opportunities	$799,331	$749,347,603
BlackRock Capital Appreciation	$208,768	$166,336,078
BlackRock Small/Mid Cap Growth	$176,441	$94,124,635

Over-the-counter issues, including corporate debt and U.S. Government securities, are normally traded on a “net” basis without a stated commission, through dealers acting for their own account and not as brokers.  The Portfolios will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker.  Prices paid to a dealer with respect to both non-U.S. and domestic securities will generally include a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer’s normal profit.

Purchases of money market instruments by a Portfolio are made from dealers, underwriters and issuers.  The Portfolios do not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission.  The price of the security, however, usually includes a profit to the dealer.  Each Money Market Portfolio intends to purchase only securities with remaining maturities of 13 months or less as determined in accordance with the rules of the SEC.  As a result, the portfolio turnover rates of a Money Market Portfolio will be relatively high.  However, because brokerage commissions will not normally be paid with respect to investments made by a Money Market Portfolio, the turnover rates should not adversely affect the Portfolio’s net asset values or net income.

Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.  When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.

The adviser or sub-advisers may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from a Portfolio prior to maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that a Portfolio’s anticipated need for liquidity makes such action desirable.  Any such repurchase prior to maturity

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reduces the possibility that a Portfolio would incur a capital loss in liquidating commercial paper, especially if interest rates have risen since acquisition of such commercial paper.

Investment decisions for each Portfolio and for other investment accounts managed by the adviser or sub-advisers are made independently of each other in light of differing conditions.  BlackRock allocates investments among client accounts in a fair and equitable manner.  A variety of factors will be considered in making such allocations.  These factors include: (i) investment objectives or strategies for particular accounts, (ii) tax considerations of an account, (iii) risk or investment concentration parameters for an account, (iv) supply or demand for a security at a given price level, (v) size of available investment, (vi) cash availability and liquidity requirements for accounts, (vii) regulatory restrictions, (viii) minimum investment size of an account, (ix) relative size of account, and (x) such other factors as may be approved by BlackRock’s general counsel.  Moreover, investments may not be allocated to one client account over another based on any of the following considerations: (i) to favor one client account at the expense of another, (ii) to generate higher fees paid by one client account over another or to produce greater performance compensation to BlackRock, (iii) to develop or enhance a relationship with a client or prospective client, (iv) to compensate a client for past services or benefits rendered to BlackRock or to induce future services or benefits to be rendered to BlackRock, or (v) to manage or equalize investment performance among different client accounts.

Equity securities will generally be allocated among client accounts within the same investment mandate on a pro rata basis.  This pro-rata allocation may result in a Portfolio receiving less of a particular security than if pro-ration had not occurred.  All allocations of equity securities will be subject, where relevant, to share minimums established for accounts and compliance constraints.

Initial public offerings of securities may be over-subscribed and subsequently trade at a premium in the secondary market.  When BlackRock is given an opportunity to invest in such an initial offering or “hot issue,” the supply of securities available for client accounts is often less than the amount of securities the accounts would otherwise take.  In order to allocate these investments fairly and equitably among client accounts over time, each portfolio manager or a member of his or her respective investment team will indicate to BlackRock’s trading desk their level of interest in a particular offering with respect to eligible clients accounts for which that team is responsible.  Initial public offerings of U.S. equity securities will be identified as eligible for particular client accounts that are managed by portfolio teams who have indicated interest in the offering based on market capitalization of the issuer of the security and the investment mandate of the client account and in the case of international equity securities, the country where the offering is taken place and the investment mandate of the client account.  Generally, shares received during the initial public offering will be allocated among participating client accounts within each investment mandate on a pro rata basis.  In situations where supply is too limited to be allocated among all accounts for which the investment is eligible, portfolio managers may rotate such investment opportunities among one or more accounts so long as the rotation system provides for fair access for all client accounts over time.

Because different accounts may have differing investment objectives and policies, BlackRock may buy and sell the same securities at the same time for different clients based on the particular investment objective, guidelines and strategies of those accounts.  For example, BlackRock may decide that it may be entirely appropriate for a growth fund to sell a security at the same time a value fund is buying that security.  There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.  For example, sales of a security by BlackRock on behalf of one or more of its clients may decrease the market price of such security, adversely impacting other BlackRock clients that still hold the security.

In certain instances, BlackRock may find it efficient for purposes of achieving best execution, to aggregate certain contemporaneous purchases or sale orders of its advisory accounts (a/k/a “bunching”).  In general, all contemporaneous trades for client accounts under management by the same portfolio manager or investment team will be bunched in a single order if the trader believes the bunched trade would provide each client with an opportunity to achieve a more favorable execution at a potentially lower execution cost.  The costs associated with a bunched order will be shared pro rata among the clients in the bunched order.  Generally, if an order for a particular portfolio manager or management team is filled at several different prices through multiple trades, all accounts participating in the order will receive the average price except in the case of certain international markets where average pricing is not permitted.  While in some cases this practice could have a detrimental effect upon the price or

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value of the security as far as a Portfolio is concerned, in other cases it could be beneficial to the Portfolio.  Transactions effected by BlackRock on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price. The trader will give the bunched order to the broker dealer that the trader has identified as being able to provide the best execution of the order.  Orders for purchase or sale of securities will be placed within a reasonable amount of time of the order receipt and bunched orders will be kept bunched only long enough to execute the order.

A Portfolio will not purchase securities during the existence of any underwriting or selling group relating to such securities of which BlackRock, BIMC, BFM, PNC Bank, PTC, BIL, PFPC, BDI or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Board of Trustees in accordance with Rule 10f-3 under the 1940 Act.  In no instance will portfolio securities be purchased from or sold to BlackRock Advisors, LLC, BIMC, BFM, PNC Bank, PTC, BIL, PFPC, BDI or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law.

The portfolio turnover rate of a Portfolio is calculated by dividing the lesser of a Portfolio’s annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities held by the Portfolio during the year.  The Index Master Portfolio ordinarily will not sell portfolio securities except to reflect additions or deletions of stocks that comprise the S&P 500® Index, including mergers, reorganizations and similar transactions and, to the extent necessary, to provide cash to pay redemptions of the Index Master Portfolio’s shares.

The Fund is required to identify any securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Fund as of the end of its most recent fiscal year. As of September 30, 2006, the following Portfolios held the following securities:

Portfolio	Security	Value

Money Market
Bank Of America Securities LLC	Variable Rate Obligations	$63,000,000.00
Bank Of America Securities LLC	Master Notes	$15,250,000.00
Bear Stearns & Co. Inc.	Commercial Paper	$74,244,572.00
Goldman Sachs Group, Inc.	Variable Rate Obligations	$34,850,000.00
Goldman Sachs Group, Inc.	Repurchase Agreement	$32,854,000.00
Lehman Brothers, Inc.	Variable Rate Obligations	$39,224,682.00
Morgan Stanley	Master Notes	$24,600,000.00
UBS Securities	Commercial Paper	$73,750,610.00

U.S. Treasury Money Market
Deutsche Bank Securities, Inc.	Repurchase Agreement	$85,000,000.00
J.P. Morgan Chase & Co.	Repurchase Agreement	$80,000,000.00
Lehman Brothers Holdings, Inc.	Repurchase Agreement	$100,000,000.00
Morgan Stanley	Repurchase Agreement	$83,257,000.00
UBS	Repurchase Agreement	$85,000,000.00

Enhanced Income
Bank of America Securities LLC	Collateralized Mortgage Obligation	$259,547.00
Bank of America Securities LLC	Commercial Mortgage Backed Security	$407,882.00
Bank of America Securities LLC	Corporate Bonds	$98,323.00
Bear Stearns & Co	Collateralized Mortgage Obligation	$722,148.00
Bear Stearns & Co	Commercial Mortgage Backed Security	$232,475.00
Bear Stearns & Co	Asset Backed Security	$1,530,194.00
Citigroup, Inc.	Collateralized Mortgage Obligation	$507,780.00
Citigroup, Inc.	Asset Backed Security	$630,857.00
Citigroup, Inc.	Corporate Bonds	$195,654.00
Credit Suisse First Boston	Collateralized Mortgage Obligation	$619,413.00
Goldman Sachs Group, Inc.	Collateralized Mortgage Obligation	$446,788.00
J.P. Morgan Chase & Co.	Collateralized Mortgage Obligation	$547,700.00
J.P. Morgan Chase & Co.	Commercial Mortgage Backed Security	$304,024.00
J.P. Morgan Chase & Co.	Asset Backed Security	$560,346.00

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Portfolio	Security	Value

J.P. Morgan Chase & Co.	Corporate Bonds	$149,932.00
Lehman Brothers Holdings, Inc.	Collateralized Mortgage Obligation	$368,698.00
Merrill Lynch & Co., Inc.	Investments in Affiliates - Long Term	$1,131,556.00
Morgan Stanley	Asset Backed Security	$196,857.00

Low Duration Bond
Bear Stearns & Co	Collateralized Mortgage Obligation	$18,637,565.00
Bear Stearns & Co	Asset Backed Security	$13,822,853.00
Citigroup, Inc.	Commercial Mortgage Backed Security	$5,955,315.00
Citigroup, Inc.	Asset Backed Security	$8,546,706.00
Citigroup, Inc.	Corporate Bonds	$5,087,004.00
Credit Suisse First Boston	Commercial Mortgage Backed Security	$8,229,416.00
Goldman Sachs Group, Inc.	Collateralized Mortgage Obligation	$17,231,449.00
J.P. Morgan Chase & Co.	Collateralized Mortgage Obligation	$13,076,343.00
J.P. Morgan Chase & Co.	Asset Backed Security	$18,065,906.00
J.P. Morgan Chase & Co.	Corporate Bonds	$3,231,996.00
Lehman Brothers Holdings, Inc.	Collateralized Mortgage Obligation	$14,186,632.00
Merrill Lynch & Co., Inc.	Investments in Affiliates - Long Term	$11,942,162.00
Morgan Stanley	Asset Backed Security	$5,373,044.00

Intermediate Government Bond
Bank of America Securities LLC	Collateralized Mortgage Obligation	$3,527,263.00
Bear Stearns & Co	Collateralized Mortgage Obligation	$1,521,776.00
Bear Stearns & Co	Commercial Mortgage Backed Security	$3,860,471.00
Bear Stearns & Co	Asset Backed Security	$3,235,740.00
Credit Suisse First Boston	Commercial Mortgage Backed Security	$3,900,525.00
Deutsche Bank Securities, Inc.	Collateralized Mortgage Obligations	$975,698.00
J.P. Morgan Chase & Co.	Collateralized Mortgage Obligation	$3,675,371.00
J.P. Morgan Chase & Co.	Commercial Mortgage Backed Security	$1,709,521.00
Lehman Brothers Holdings, Inc.	Collateralized Mortgage Obligation	$8,476,162.00
Morgan Stanley	Commercial Mortgage Backed Security	$2,772,282.00

Intermediate Bond
Bank of America Securities LLC	Collateralized Mortgage Obligation	$472,570.00
Bank of America Securities LLC	Corporate Bond	$280,015.00
Bear Stearns & Co	Collateralized Mortgage Obligation	$129,468.00
Bear Stearns & Co	Commercial Mortgage Backed Security	$256,162.00
Bear Stearns & Co	Corporate Bond	$47,867.00
Citigroup, Inc.	Commercial Mortgage Backed Security	$145,472.00
Citigroup, Inc.	Asset Backed Security	$344,657.00
Citigroup, Inc.	Corporate Bond	$318,573.00
Credit Suisse First Boston	Collateralized Mortgage Obligation	$102,592.00
Credit Suisse First Boston	Commercial Mortgage Backed Security	$830,148.00
J.P. Morgan Chase & Co.	Corporate Bond	$26,253.00
J.P. Morgan Chase & Co.	Asset Backed Security	$421,637.00
J.P. Morgan Chase & Co.	Commercial Mortgage Backed Security	$560,882.00
Lehman Brothers Holdings, Inc.	Collateralized Mortgage Obligation	$732,613.00
Lehman Brothers Holdings, Inc.	Corporate Bond	$121,787.00
Morgan Stanley	Collateralized Mortgage Obligation	$170,234.00
Morgan Stanley	Asset Backed Security	$169,023.00
Morgan Stanley	Corporate Bond	$314,729.00
UBS	Corporate Bond	$11,128.00

Intermediate Bond Portfolio II
Bank of America Securities LLC	Collateralized Mortgage Obligation	$4,938,548.00
Bank of America Securities LLC	Corporate Bond	$7,983,548.00
Barclays Investments, Inc.	Certificate of Deposit	$11,655,979.00
Barclays Investments, Inc.	Corporate Bond	$1,622,027.00
Bear Stearns & Co	Collateralized Mortgage Obligation	$10,641,575.00

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Portfolio	Security	Value

Bear Stearns & Co	Asset Backed Security	$8,882,148.00
Bear Stearns & Co	Corporate Bond	$3,350,690.00
Citigroup, Inc.	Asset Backed Security	$26,052,577.00
Citigroup, Inc.	Corporate Bond	$11,657,132.00
Credit Suisse First Boston	Commercial Mortgage Backed Security	$11,972,040.00
Deutsche Bank Securities, Inc.	Corporate Bond	$1,975,000.00
J.P. Morgan Chase & Co.	Corporate Bond	$2,163,250.00
J.P. Morgan Chase & Co.	Asset Backed Security	$20,420,154.00
J.P. Morgan Chase & Co.	Commercial Mortgage Backed Security	$15,642,556.00
Lehman Brothers Holdings, Inc.	Collateralized Mortgage Obligation	$4,315,136.00
Lehman Brothers Holdings, Inc.	Corporate Bond	$4,563,340.00
Lehman Brothers Holdings, Inc.	Commercial Mortgage Backed Security	$244,975.00
Morgan Stanley	Corporate Bond	$14,712,728.00
UBS	Corporate Bond	$528,595.00

Total Return Portfolio
Bank of America Securities LLC	Collateralized Mortgage Obligation	$3,225,736.00
Bank of America Securities LLC	Corporate Bond	$2,807,883.00
Barclays Investments, Inc.	Certificate of Deposit	$4,665,392.00
Bear Stearns & Co	Commercial Mortgage Backed Security	$1,497,085.00
Bear Stearns & Co	Asset Backed Security	$1,349,602.00
Citigroup, Inc.	Asset Backed Security	$12,153,047.00
Citigroup, Inc.	Corporate Bond	$4,671,810.00
Credit Suisse First Boston	Commercial Mortgage Backed Security	$8,752,795.00
Deutsche Bank Securities, Inc.	Corporate Bond	$800,000.00
Goldman Sachs Group, Inc.	Collateralized Mortgage Obligation	$3,563,432.00
J.P. Morgan Chase & Co.	Asset Backed Security	$14,090,632.00
J.P. Morgan Chase & Co.	Collateralized Mortgage Obligation	$3,309,022.00
J.P. Morgan Chase & Co.	Commercial Mortgage Backed Security	$5,063,541.00
J.P. Morgan Chase & Co.	Corporate Bond	$483,136.00
Lehman Brothers Holdings, Inc.	Collateralized Mortgage Obligation	$1,829,274.00
Lehman Brothers Holdings, Inc.	Commercial Mortgage Backed Security	$899,177.00
Morgan Stanley	Commercial Mortgage Backed Security	$799,007.00
Morgan Stanley	Asset Backed Security	$2,751,428.00
Morgan Stanley	Corporate Bond	$4,021,032.00

Total Return Portfolio II
Bank of America Securities LLC	Collateralized Mortgage Obligation	$70,570,090.00
Bank of America Securities LLC	Corporate Bond	$22,294,634.00
Bear Stearns & Co	Commercial Mortgage Backed Security	$4,347,879.00
Citigroup, Inc.	Asset Backed Security	$61,568,153.00
Citigroup, Inc.	Corporate Bond	$40,530,148.00
Citigroup, Inc.	Collateralized Mortgage Obligation	$404,594.00
Credit Suisse First Boston	Commercial Mortgage Backed Security	$863,097.00
Deutsche Bank Securities, Inc.	Corporate Bond	$5,500,000.00
Goldman Sachs Group, Inc.	Collateralized Mortgage Obligation	$13,251,661.00
Goldman Sachs Group, Inc.	Asset Backed Security	$32,852,920.00
J.P. Morgan Chase & Co.	Asset Backed Security	$66,497,546.00
J.P. Morgan Chase & Co.	Commercial Mortgage Backed Security	$16,986,623.00
J.P. Morgan Chase & Co.	Collateralized Mortgage Obligation	$14,752,815.00
J.P. Morgan Chase & Co.	Corporate Bond	$9,234,265.00
Lehman Brothers Holdings, Inc.	Collateralized Mortgage Obligation	$8,882,899.00
Lehman Brothers Holdings, Inc.	Commercial Mortgage Backed Security	$355,187.00
Lehman Brothers Holdings, Inc.	Corporate Bond	$5,949,323.00
Morgan Stanley	Commercial Mortgage Backed Security	$10,504,550.00
Morgan Stanley	Asset Backed Security	$43,323,497.00
Morgan Stanley	Corporate Bond	$36,265,066.00
UBS	Corporate Bond	$1,627,744.00

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Portfolio	Security	Value

Government Income Bond
Credit Suisse First Boston	Collateralized Mortgage Obligation	$1,640,839.00
J.P. Morgan Chase & Co.	Commercial Mortgage Backed Security	$5,456,847.00

Inflation Protected Bond
Morgan Stanley	Asset Backed Security	$349,901.00

GNMA
Credit Suisse First Boston	Collateralized Mortgage Obligation	$459,689.00
J.P. Morgan Chase & Co.	Commercial Mortgage Backed Security	$1,706,421.00

Managed Income Bond
Bank of America Securities LLC	Collateralized Mortgage Obligation	$7,850,574.00
Bank of America Securities LLC	Corporate Bond	$1,411,868.00
Bear Stearns & Co	Commercial Mortgage Backed Security	$6,180,259.00
Bear Stearns & Co	Asset Backed Security	$3,625,384.00
Credit Suisse First Boston	Commercial Mortgage Backed Security	$16,876,062.00
Citigroup, Inc.	Corporate Bond	$9,264,509.00
Citigroup, Inc.	Asset Backed Security	$15,464,016.00
Citigroup, Inc.	Commercial Mortgage Backed Security	$5,912,590.00
Deutsche Bank Securities, Inc.	Corporate Bond	$1,600,000.00
Goldman Sachs Group, Inc.	Collateralized Mortgage Obligation	$8,282,357.00
J.P. Morgan Chase & Co.	Collateralized Mortgage Obligation	$6,595,491.00
J.P. Morgan Chase & Co.	Asset Backed Security	$5,564,337.00
J.P. Morgan Chase & Co.	Commercial Mortgage Backed Security	$3,476,866.00
J.P. Morgan Chase & Co.	Corporate Bond	$2,378,915.00
Lehman Brothers Holdings, Inc.	Collateralized Mortgage Obligation	$12,411,408.00
Morgan Stanley	Commercial Mortgage Backed Security	$8,164,332.00
Morgan Stanley	Corporate Bond	$8,968,587.00
Merrill Lynch & Co., Inc.	Investments in Affiliates - Long Term	$2,829,889.00

International Bond
Bank of America Securities LLC	Collateralized Mortgage Obligation	$10,370,703.00
Bear Stearns & Co	Collateralized Mortgage Obligation	$3,028,695.00
Bear Stearns & Co	Commercial Mortgage Backed Security	$981,779.00
Citigroup, Inc.	Asset Backed Security	$4,447,651.00
Citigroup, Inc.	Corporate Bond	$1,634,758.00
Credit Suisse First Boston	Commercial Mortgage Backed Security	$5,557,901.00
Goldman Sachs Group, Inc.	Commercial Mortgage Backed Security	$2,067,661.00
J.P. Morgan Chase & Co.	Collateralized Mortgage Obligation	$4,650,679.00
J.P. Morgan Chase & Co.	Commercial Mortgage Backed Security	$8,210,773.00
J.P. Morgan Chase & Co.	Asset Backed Security	$3,382,725.00
Lehman Brothers Holdings, Inc.	Collateralized Mortgage Obligation	$5,628,411.00
Morgan Stanley	Commercial Mortgage Backed Security	$690,890.00

High Yield
Lehman Brothers Holdings, Inc.	Repurchase Agreement	$90,000,000.00

Investment Trust
Bank of America Securities LLC	Common Stock	$36,915,087.00
Bear Stearns & Co	Common Stock	$8,714,220.00
Citigroup, Inc.	Common Stock	$21,134,585.00
Goldman Sachs Group, Inc.	Common Stock	$12,467,829.00
J.P. Morgan Chase & Co.	Common Stock	$25,921,920.00
Lehman Brothers Holdings, Inc.	Common Stock	$9,912,012.00
Merrill Lynch & Co., Inc.	Short Term Investments	$10,523,414.00

Legacy
Morgan Stanley	Common Stock	$2,661,215.00
Goldman Sachs Group, Inc.	Common Stock	$5,870,199.00
Merrill Lynch & Co., Inc.	Short Term Investments	$227,678.00

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Portfolio	Security	Value

Mid-cap Value
Merrill Lynch & Co., Inc.	Short Term Investments	$424,201.00

Mid-cap Growth
Merrill Lynch & Co., Inc.	Short Term Investments	$183,712.00

Aurora
Merrill Lynch & Co., Inc.	Short Term Investments	$14,226,066.00

Small/MidCap Growth
Merrill Lynch & Co., Inc.	Short Term Investments	$4,025,229.00

Small Cap Value
Merrill Lynch & Co., Inc.	Short Term Investments	$3,505,782.00

Small Cap Core
Merrill Lynch & Co., Inc.	Short Term Investments	$1,791,425.00

Small Cap Growth
Merrill Lynch & Co., Inc.	Short Term Investments	$3,066,581.00

Health Sciences
Merrill Lynch & Co., Inc.	Short Term Investments	$7,342,948.00

U.S. Opp
Merrill Lynch & Co., Inc.	Short Term Investments	$623,458.00

Asset Allocation
Bank of America Securities LLC	Collateralized Mortgage Obligation	$68,909.00
Bank of America Securities LLC	Commercial Mortgage Backed Security	$1,388,711.00
Bank of America Securities LLC	Corporate Bonds	$586,648.00
Bank of America Securities LLC	Common Stock	$8,734,588.00
Bear Stearns & Co	Common Stock	$1,842,315.00
Bear Stearns & Co	Commercial Mortgage Backed Security	$2,460,036.00
Citigroup, Inc.	Asset Backed Security	$1,407,022.00
Citigroup, Inc.	Corporate Bonds	$1,792,197.00
Citigroup, Inc.	Common Stock	$6,429,782.00
Citigroup, Inc.	Corporate Bonds	$1,792,197.00
Citigroup, Inc.	Commercial Mortgage Backed Security	$1,873,070.00
Credit Suisse First Boston	Commercial Mortgage Backed Security	$5,599,834.00
Goldman Sachs Group, Inc.	Common Stock	$3,112,728.00
J.P. Morgan Chase & Co.	Common Stock	$6,783,372.00
J.P. Morgan Chase & Co.	Commercial Mortgage Backed Security	$2,814,467.00
J.P. Morgan Chase & Co.	Corporate Bonds	$740,419.00
J.P. Morgan Chase & Co.	Asset Backed Security	$1,750,790.00
Lehman Brothers Holdings, Inc.	Collateralized Mortgage Obligation	$3,417,911.00
Lehman Brothers Holdings, Inc.	Common Stock	$2,489,082.00
Lehman Brothers Holdings, Inc.	Commercial Mortgage Backed Security	$854,893.00
Lehman Brothers Holdings, Inc.	Corporate Bonds	$362,090.00
Morgan Stanley	Asset Backed Security	$1,096,723.00
Morgan Stanley	Commercial Mortgage Backed Security	$3,154,481.00
Morgan Stanley	Common Stock	$539,534.00
Morgan Stanley	Corporate Bonds	$2,326,891.00
Merrill Lynch & Co., Inc.	Short Term Investments	$886,917.00

Other Potential Conflicts of Interest

Activities of the Investment Adviser, BlackRock, Inc. and its affiliates (collectively, “BlackRock”); The PNC Financial Services Group, Inc. and its affiliates (collectively, “PNC”); Merrill Lynch & Co., Inc., Merrill

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Lynch, Pierce, Fenner & Smith Incorporated and their affiliates (collectively, “Merrill Lynch”); and Other Accounts Managed by BlackRock, PNC or Merrill Lynch.

BlackRock is one of the world’s largest asset management firms with approximately $1 trillion in assets under management. Merrill Lynch is a full service investment banking, broker-dealer, asset management and financial services organization. PNC is a diversified financial services organization spanning the retail, business and corporate markets.  BlackRock, Merrill Lynch and PNC are affiliates of one another.  BlackRock, PNC, Merrill Lynch and their affiliates (including, for these purposes, their directors, partners, trustees, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of a Portfolio (collectively, “Affiliates”), are engaged worldwide in businesses, including equity, fixed income, cash management and alternative investments, and have interests other than that of managing the Portfolio. These are considerations of which investors in a Portfolio should be aware, and which may cause conflicts of interest that could disadvantage the Portfolio and its shareholders. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments, and companies that may be purchased or sold by a Portfolio.

BlackRock and its Affiliates, including, without limitation, PNC and Merrill Lynch, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of a Portfolio and/or that engage in transactions in the same types of securities, currencies and instruments as the Portfolio. One or more Affiliates are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more Affiliates are or may be actively engaged in transactions in the same securities, currencies, and instruments in which a Portfolio invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which a Portfolio invests, which could have an adverse impact on the Portfolio’s performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of a Portfolio’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Portfolio. When the Investment Adviser and its advisory affiliates seek to purchase or sell the same assets for their managed accounts, including a Portfolio, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for a Portfolio.

In addition, transactions in investments by one or more other accounts managed by BlackRock, PNC, Merrill Lynch or another Affiliate may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Portfolio, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur when investment decisions regarding a Portfolio are based on research or other information that is also used to support decisions for other accounts. When BlackRock, PNC, Merrill Lynch or another Affiliate implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for a Portfolio, market impact, liquidity constraints, or other factors could result in the Portfolio receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Portfolio could otherwise be disadvantaged. BlackRock, PNC or Merrill Lynch may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause a Portfolio to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

Conflicts may also arise because portfolio decisions regarding a Portfolio may benefit other accounts managed by BlackRock, PNC, Merrill Lynch or another Affiliate. For example, the sale of a long position or establishment of a short position by a Portfolio may impair the price of the same security sold short by (and therefore benefit) one or more Affiliates or their other accounts, and the purchase of a security or covering of a short position in a security by a Portfolio may increase the price of the same security held by (and therefore benefit) one or more Affiliates or their other accounts.

BlackRock, PNC, Merrill Lynch, other Affiliates and their clients may pursue or enforce rights with respect to an issuer in which a Portfolio has invested, and those activities may have an adverse effect on the Portfolio. As a result, prices, availability, liquidity and terms of the Portfolio’s investments may be negatively impacted by the

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activities of BlackRock, PNC, Merrill Lynch, other Affiliates or their clients, and transactions for the Portfolio may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The results of a Portfolio’s investment activities may differ significantly from the results achieved by the Investment Adviser and its Affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that one or more Affiliates and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by a Portfolio. Moreover, it is possible that a Portfolio will sustain losses during periods in which one or more Affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for a Portfolio in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, a Portfolio’s activities may also be restricted because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when the Investment Adviser, and/or one or more Affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which the Investment Adviser and/or one or more Affiliates are performing services or when position limits have been reached.

In connection with its management of a Portfolio, the Investment Adviser may have access to certain fundamental analysis and proprietary technical models developed by one or more Affiliates (including Merrill Lynch). The Investment Adviser will not be under any obligation, however, to effect transactions on behalf of a Portfolio in accordance with such analysis and models. In addition, neither BlackRock nor any of its Affiliates (including Merrill Lynch and PNC) will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of a Portfolio and it is not anticipated that the Investment Adviser will have access to such information for the purpose of managing the Portfolio. The proprietary activities or portfolio strategies of BlackRock and its Affiliates (including Merrill Lynch and PNC) or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by the Investment Adviser in managing a Portfolio.

In addition, certain principals and certain employees of the Investment Adviser are also principals or employees of BlackRock, Merrill Lynch, PNC or another Affiliate. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in a Portfolio should be aware.

The Investment Adviser may enter into transactions and invest in securities, instruments and currencies on behalf of a Portfolio in which customers of BlackRock, PNC, Merrill Lynch or another Affiliate, or, to the extent permitted by the SEC, BlackRock, PNC or Merrill Lynch or another Affiliate, serve as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the Portfolio, and such party may have no incentive to assure that the Portfolio obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by a Portfolio may enhance the profitability of BlackRock, Merrill Lynch and/or PNC or another Affiliate. One or more Affiliates may also create, write or issue Derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which a Portfolio invests or which may be based on the performance of the Portfolio. A Portfolio may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Affiliates and may also enter into transactions with other clients of an Affiliate where such other clients have interests adverse to those of the Portfolio. At times, these activities may cause departments of BlackRock or its Affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the Portfolio. To the extent affiliated transactions are permitted, a Portfolio will deal with BlackRock and its Affiliates on an arms-length basis. BlackRock, PNC or Merrill Lynch or another Affiliate may also have an ownership interest in certain trading or information systems used by a Portfolio. A Portfolio’s use of such trading or information systems may enhance the profitability of BlackRock and its Affiliates.

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One or more Affiliates may act as broker, dealer, agent, lender or adviser or in other commercial capacities for a Portfolio. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an Affiliate will be in its view commercially reasonable, although each Affiliate, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the Affiliate and such sales personnel.

Subject to applicable law, the Affiliates (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Portfolios as broker, dealer, agent, lender, adviser or in other commercial capacities and no accounting to the Portfolios or their shareholders will be required, and no fees or other compensation payable by the Portfolios or their shareholders will be reduced by reason of receipt by an Affiliate of any such fees or other amounts. When an Affiliate acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Portfolios, the Affiliate may take commercial steps in its own interests, which may have an adverse effect on the Portfolios.

A Portfolio will be required to establish business relationships with its counterparties based on the Portfolio’s own credit standing. Neither BlackRock nor any of the Affiliates will have any obligation to allow their credit to be used in connection with a Portfolio’s establishment of its business relationships, nor is it expected that the Portfolio’s counterparties will rely on the credit of BlackRock or any of the Affiliates in evaluating the Portfolio’s creditworthiness.

Purchases and sales of securities for a Portfolio may be bunched or aggregated with orders for other BlackRock client accounts. The Investment Adviser and its advisory affiliates, however, are not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable, required or with cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Portfolios will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Portfolios. In addition, under certain circumstances, the Portfolios will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

The Investment Adviser may select brokers (including, without limitation, Affiliates of the Investment Adviser) that furnish the Investment Adviser, the Portfolios, other BlackRock client accounts or other Affiliates or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in the Investment Adviser’s view, appropriate assistance to the Investment Adviser in the investment decision-making process (including with respect to futures, fixed-price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; and research-oriented software and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the Portfolios and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Portfolios based on the amount of brokerage commissions paid by the Portfolios and such other BlackRock client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Portfolios and to such other BlackRock client accounts. To the extent that the Investment Adviser uses soft dollars, it will not have to pay for those products and services itself. The Investment Adviser may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that the Investment Adviser receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by the Investment Adviser.

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The Investment Adviser may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services the Investment Adviser believes are useful in their investment decision-making process. The Investment Adviser may from time to time choose not to engage in the above described arrangements to varying degrees.

BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Portfolios, and to help ensure that such decisions are made in accordance with BlackRock’s fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock, PNC, Merrill Lynch and/or other Affiliates, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see “Proxy Voting Policies and Procedures.”

It is also possible that, from time to time, BlackRock or any of its affiliates may, although they are not required to, purchase and hold shares of a Portfolio. Increasing a Portfolio’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Portfolio’s expense ratio. BlackRock and its affiliates reserve the right to redeem at any time some or all of the shares of a Portfolio acquired for their own accounts. A large redemption of shares of a Portfolio by BlackRock or its affiliates could significantly reduce the asset size of the Portfolio, which might have an adverse effect on the Portfolio’s investment flexibility, portfolio diversification and expense ratio. BlackRock will consider the effect of redemptions on a Portfolio and other shareholders in deciding whether to redeem its shares.

It is possible that a Portfolio may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships as well as securities of entities in which BlackRock, PNC or Merrill Lynch or another Affiliate has significant debt or equity investments or in which an Affiliate makes a market. A Portfolio also may invest in securities of companies to which an Affiliate provides or may someday provide research coverage. Such investments could cause conflicts between the interests of a Portfolio and the interests of other clients of BlackRock or another Affiliate. In making investment decisions for a Portfolio, the Investment Adviser is not permitted to obtain or use material non-public information acquired by any division, department or Affiliate of BlackRock in the course of these activities. In addition, from time to time, the activities of Merrill Lynch or another Affiliate may limit a Portfolio’s flexibility in purchases and sales of securities. When Merrill Lynch or another Affiliate is engaged in an underwriting or other distribution of securities of an entity, the Investment Adviser may be prohibited from purchasing or recommending the purchase of certain securities of that entity for a Portfolio.

BlackRock, PNC, Merrill Lynch, other Affiliates, their personnel and other financial service providers have interests in promoting sales of the Portfolios. With respect to BlackRock, PNC, Merrill Lynch, other Affiliates and their personnel, the remuneration and profitability relating to services to and sales of the Portfolios or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock, PNC, Merrill Lynch, other Affiliates and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Portfolios or their shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock, PNC, Merrill Lynch, other Affiliates and such personnel resulting from transactions on behalf of or management of the Portfolios may be greater than the remuneration and profitability resulting from other funds or products.

BlackRock, PNC, Merrill Lynch, other Affiliates and their personnel may receive greater compensation or greater profit in connection with an account for which BlackRock serves as an adviser than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that BlackRock may pay a portion of its advisory fee to the unaffiliated investment adviser, or relate to compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of BlackRock, PNC, Merrill Lynch, other Affiliates and their personnel to recommend BlackRock over unaffiliated investment advisers or to effect transactions differently in one account over another.

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To the extent permitted by applicable law, a Portfolio may invest all or some of its short term cash investments in any money market fund advised or managed by BlackRock. In connection with any such investments, a Portfolio, to the extent permitted by the 1940 Act, may pay its share of expenses of a money market fund in which it invests, which may result in a Portfolio bearing some additional expenses.

The Investment Adviser, its affiliates and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of a Portfolio. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and affiliates of the Investment Adviser that are the same, different from or made at different times than positions taken for the Portfolio. To lessen the possibility that a Portfolio will be adversely affected by this personal trading, the Portfolio and the Investment Adviser each has adopted a Code of Ethics in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Portfolio’s portfolio transactions. The Code of Ethics can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at (202) 551-8090. The Code of Ethics is also available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the Commission’s Public Reference Section, Washington, DC 20549-0102.

The Investment Adviser and its affiliates will not purchase securities or other property from, or sell securities or other property to, a Portfolio, except that the Portfolio may in accordance with rules adopted under the Investment Company Act engage in transactions with accounts that are affiliated with the Portfolio as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Portfolios and/or the Investment Adviser by the Commission. These transactions would be effected in circumstances in which the Investment Adviser determined that it would be appropriate for the Portfolio to purchase and another client to sell, or the Portfolio to sell and another client to purchase, the same security or instrument on the same day.

From time to time, the activities of a Portfolio may be restricted because of regulatory requirements applicable to BlackRock, PNC or Merrill Lynch or another Affiliate and/or BlackRock’s internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when the Investment Adviser may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which an Affiliate is performing investment banking, market making or other services or has proprietary positions. For example, when an Affiliate is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Portfolios may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if personnel of BlackRock or its Affiliates serve as directors of companies the securities of which the Portfolios wish to purchase or sell. However, if permitted by applicable law, the Portfolios may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by an Affiliate, or in cases in which personnel of BlackRock or its Affiliates are directors or officers of the issuer.

The investment activities of one or more Affiliates for their proprietary accounts and for client accounts may also limit the investment strategies and rights of the Portfolios. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BlackRock, the Portfolios or other client accounts to suffer disadvantages or business restrictions. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of the Investment Adviser on behalf of clients (including the Portfolios) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, the Investment Adviser on behalf of clients (including the Portfolios) may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when the Investment Adviser, in its sole discretion, deem it appropriate.

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Present and future activities of BlackRock and its Affiliates, including the Investment Adviser, in addition to those described in this section, may give rise to additional conflicts of interest.

PURCHASE AND REDEMPTION INFORMATION

The Fund has authorized one or more brokers and/or financial institutions (“Authorized Persons”) to receive on its behalf purchase and redemption orders that are in “good form” in accordance with the policies of those Authorized Persons.  Such Authorized Persons are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf, and the Fund will be deemed to have received a purchase or redemption order when an Authorized Persons or, if applicable, such Authorized Person’s authorized designee, receives the order.  Such customer orders will be priced at a Portfolio’s net asset value next computed after they are received by an Authorized Person or such Authorized Person’s authorized designee. Financial institutions may include retirement plan service providers who aggregate purchase and redemption instructions received from numerous retirement plans or plan participants.

Investor Shares

Purchase of Shares.  The minimum investment for the initial purchase of shares is $1,000, except that the minimum is $250 for certain fee-based retirement programs and $100 for retirement plans; there is a $50 minimum for subsequent investments.  Purchases through the Automatic Investment Plan are subject to a lower initial purchase minimum.  In addition, the minimum initial investment for employees of the Fund, the Fund’s investment adviser, sub-advisers, BDI or transfer agent or employees of their affiliates is $100, unless payment is made through a payroll deduction program in which case the minimum investment is $25.

Purchases Through Brokers.  It is the responsibility of brokers to transmit purchase orders and payment on a timely basis.  Generally, if payment is not received within the period described in the prospectuses, the order will be canceled, notice thereof will be given, and the broker and its customers will be responsible for any loss to the Fund or its shareholders.  Orders of less than $500 may be mailed by a broker to the transfer agent.

Other Purchase Information.  Shares of each Portfolio of the Fund are sold on a continuous basis by BDI as distributor. BDI maintains its principal offices at 760 Moore Road, King of Prussia, PA 19406. Purchases may be effected on weekdays on which the New York Stock Exchange is open for business (a “Business Day”).  Payment for orders which are not received or accepted will be returned after prompt inquiry.  The issuance of shares is recorded on the books of the Fund.  No certificates will be issued for shares.  Payments for shares of a Portfolio may, in the discretion of the Fund’s investment adviser, be made in the form of securities that are permissible investments for that Portfolio.  The Fund reserves the right to reject any purchase order, to modify or waive the minimum initial or subsequent investment requirement and to suspend and resume the sale of any share class of any Portfolio at any time.

Unless a sales charge waiver applies, Investor B or Investor B1 shareholders of a Bond or Equity Portfolio pay a contingent deferred sales charge if they redeem during the first six years after purchase, Investor B2 shareholders of a Bond Portfolio pay a contingent deferred sales charge if they redeem during the first three years after purchase, and Investor C, Investor C1 or Investor C2 shareholders pay a contingent deferred sales charge if they redeem during the first twelve months after purchase.  Investors expecting to redeem during these periods should consider the cost of the applicable contingent deferred sales charge in addition to the aggregate annual Investor B, Investor B1, Investor B2, Investor C, Investor C1 or Investor C2 distribution fees, as compared with the cost of the initial sales charges applicable to the Investor A and Investor A1 Shares.

Dealer Reallowances.  The following are the front-end sales loads reallowed to dealers as a percentage of the offering price of certain of the Funds’ Non-Money Market Investor A Shares.  In cases where BDI acts as dealer, it will not receive a placement fee on purchases of over $1 million of Investor A Shares.  For the tables below, the reallowance or placement fees indicated will apply up to the indicated breakpoint (so that, for example, a sale of $4 million worth of Investor A Shares in the Low Duration Bond Portfolio will result in a placement fee of ..50% on the first $3 million and .25% on the final $1 million).

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LOW DURATION BOND PORTFOLIO:

Amount of Transaction at Offering Price	Reallowance or Placement Fees to Dealers (as % of Offering Price)*

Less than $50,000	2.75%
$50,000 but less than $100,000	2.50
$100,000 but less than $250,000	2.25
$250,000 but less than $500,000	1.50
$500,000 but less than $1,000,000	1.00
$1 million but less than $3 million	0.50
$3 million but less than $15 million	0.25
$15 million and above	0.15

*                                         BlackRock may pay placement fees to dealers as shown on purchases of Investor A Shares of $1,000,000 or more.

ENHANCED INCOME PORTFOLIO:

Amount of Transaction at Offering Price	Reallowance or Placement Fees to Dealers (as % of Offering Price)*

Less than $50,000	2.75%
$50,000 but less than $100,000	2.50
$100,000 but less than $250,000	2.25
$250,000 but less than $500,000	1.50
$500,000 but less than $1,000,000	1.00
$1 million but less than $3 million	0.15
$3 million but less than $15 million	0.10
$15 million and above	0.05

*                                         BlackRock may pay placement fees to dealers as shown on purchases of Investor A Shares of $1,000,000 or more.

INTERMEDIATE GOVERNMENT BOND, INTERMEDIATE BOND, INTERMEDIATE BOND II, LONG DURATION BOND, TOTAL RETURN, TOTAL RETURN II, GNMA, GOVERNMENT INCOME AND MANAGED INCOME PORTFOLIOS:

Amount of Transaction at Offering Price	Reallowance or Placement Fees to Dealers (as % of Offering Price)*

Less than $25,000	3.75%
$25,000 but less than $100,000	3.50
$100,000 but less than $250,000	3.25
$250,000 but less than $500,000	2.25
$500,000 but less than $750,000	1.75
$750,000 but less than $1,000,000	1.25
$1 million but less than $3 million	0.50
$3 million but less than $15 million	0.25
$15 million and above	0.15

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*                                         BlackRock may pay placement fees to dealers as shown on purchases of Investor A Shares of $1,000,000 or more.

INTERNATIONAL BOND AND HIGH YIELD BOND PORTFOLIOS:

Amount of Transaction at Offering Price	Reallowance or Placement Fees to Dealers (as % of Offering Price)*

Less than $25,000	3.75%
$25,000 but less than $100,000	3.50
$100,000 but less than $250,000	3.25
$250,000 but less than $500,000	2.25
$500,000 but less than $750,000	1.75
$750,000 but less than $1,000,000	1.25
$1 million but less than $3 million	0.75
$3 million but less than $15 million	0.50
$15 million and above	0.25

*                                         BlackRock may pay placement fees to dealers as shown on purchases of Investor A Shares of $1,000,000 or more.

AMT-FREE MUNICIPAL BOND, OHIO MUNICIPAL BOND, DELAWARE MUNICIPAL BOND AND KENTUCKY MUNICIPAL BOND PORTFOLIOS:

Amount of Transaction at Offering Price	Reallowance or Placement Fees to Dealers (as % of Offering Price)*

Less than $100,000	4.00%
$100,000 but less than $250,000	3.00
$250,000 but less than $500,000	2.25
$500,000 but less than $1,000,000	2.00
$1 million but less than $3 million	0.50
$3 million but less than $15 million	0.25
$15 million and above	0.15

*                                         BlackRock may pay placement fees to dealers as shown on purchases of Investor A Shares of $1,000,000 or more.

INFLATION PROTECTED BOND PORTFOLIO:

Amount of Transaction at Offering Price	Reallowance or Placement Fees to Dealers (as % of Offering Price)*

Less than $25,000	3.75%
$25,000 but less than $100,000	3.50

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Amount of Transaction at Offering Price	Reallowance or Placement Fees to Dealers (as % of Offering Price)*

$100,000 but less than $250,000	3.25
$250,000 but less than $500,000	2.25
$500,000 but less than $750,000	1.75
$750,000 but less than $1,000,000	1.25
$1 million but less than $3 million	0.15
$3 million but less than $15 million	0.10
$15 million and above	0.05

*                                         BlackRock may pay placement fees to dealers as shown on purchases of Investor A Shares of $1,000,000 or more.

CAPITAL APPRECIATION AND ASSET ALLOCATION PORTFOLIOS AND INVESTMENT TRUST:

Amount of Transaction at Offering Price	Reallowance or Placement Fees to Dealers (as % of Offering Price)*

Less than $25,000	5.00%
$25,000 but less than $50,000	4.50
$50,000 but less than $100,000	3.75
$100,000 but less than $250,000	2.75
$250,000 but less than $500,000	2.25
$500,000 but less than $750,000	1.75
$750,000 but less than $1,000,000	1.25
$1 million but less than $3 million	0.75
$3 million but less than $15 million	0.50
$15 million and above	0.25

*                                         BlackRock may pay placement fees to dealers as shown on purchases of Investor A Shares of $1,000,000 or more.

MID-CAP VALUE EQUITY, MID-CAP GROWTH EQUITY, SMALL CAP VALUE EQUITY, SMALL CAP CORE EQUITY, SMALL CAP GROWTH EQUITY, GLOBAL SCIENCE & TECHNOLOGY OPPORTUNITIES, U.S. OPPORTUNITIES, SMALL/MID-CAP GROWTH, AURORA, HEALTH SCIENCES OPPORTUNITIES, GLOBAL RESOURCES, GLOBAL OPPORTUNITIES, INTERNATIONAL OPPORTUNITIES AND ALL-CAP GLOBAL RESOURCES PORTFOLIOS:

Amount of Transaction at Offering Price	Reallowance or Placement Fees to Dealers (as % of Offering Price)*

Less than $25,000	5.00%
$25,000 but less than $50,000	4.50
$50,000 but less than $100,000	3.75
$100,000 but less than $250,000	2.75
$250,000 but less than $500,000	2.25
$500,000 but less than $750,000	1.75
$750,000 but less than $1,000,000	1.25
$1 million but less than $3 million	1.00
$3 million but less than $15 million	0.50
$15 million and above	0.25

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*                                         BlackRock may pay placement fees to dealers as shown on purchases of Investor A Shares of $1,000,000 or more.

INDEX EQUITY PORTFOLIO:

Amount of Transaction at Offering Price	Reallowance or Placement Fees to Dealers (as % of Offering Price)

Less than $50,000	2.75%
$50,000 but less than $100,000	2.50
$100,000 but less than $250,000	2.25
$250,000 but less than $500,000	1.50
$500,000 but less than $1,000,000	1.00
$1 million but less than $3 million	0.00
$3 million but less than $15 million	0.00
$15 million and above	0.00

No placement fee is paid to dealers for purchases of Investor A Shares of the Index Equity Portfolio in excess of $1,000,000.

During special promotions, the entire sales charge may be reallowed to dealers.  Dealers who receive 90% or more of the sales charge may be deemed to be “underwriters” under the 1933 Act.  The amount of the sales charge not reallowed to dealers may be paid to broker-dealer affiliates of PNC Bank Corp. who provide sales support services.  Furthermore, BDI, BlackRock and their affiliates may, out of their assets and not as an additional charge to the Portfolios, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, and may sponsor various contests and promotions subject to applicable NASD regulations in which participants may receive prizes such as travel awards, merchandise and cash.  BDI, BlackRock and their affiliates may also pay for the travel expenses, meals, lodging and entertainment of broker/dealers, financial institutions and their salespersons in connection with educational and sales promotional programs subject to applicable NASD regulations.  The compensation arrangements described above generally are made available to all qualified financial institutions, broker/dealers and salespersons when such arrangements are in effect, subject to applicable NASD regulations.

The following special purchase plans result in the waiver or reduction of sales charges for Investor A, Investor A1, Investor B, Investor B1, Investor B2, Investor C, Investor C1 or Investor C2 Shares of each of the Equity and Bond Portfolios.

Sales Charge Waivers For Each of the Equity and Bond Portfolios—Investor A Shares

Qualified Plans.  In general, no sales charge will apply to purchases by authorized qualified employee benefit plans (“Qualified Plans”) of Investor A Shares.  BlackRock may pay placement fees to dealers, up to the following amounts, on purchases of Investor A Shares of all Non-Money Market Portfolios (except the Index Equity Portfolio) by Qualified Plans:

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Less than $3,000,000	1.00%
$3 million but less than $15 million	0.50%
$15 million and above	0.25%

For the table above, the placement fees indicated will apply up to the indicated breakpoint (so that, for example, a sale of $4 million worth of Investor A Shares will result in a placement fee of up to 1.00% on the first $3 million and .50% on the final $1 million).

Other.  The following persons associated with the Fund, BDI, the Fund’s investment adviser, sub-advisers or transfer agent and their affiliates may buy Investor A Shares of each of the Bond and Equity Portfolios without paying a sales charge to the extent permitted by these firms:  (a) officers, directors and partners (and their spouses and minor children); (b) employees and retirees (and their spouses and minor children); (c) registered representatives of brokers who have entered into selling agreements with BDI; (d) spouses or children of such persons; and (e) any trust, pension, profit-sharing or other benefit plan for any of the persons set forth in (a) through (c).  The following persons may also buy Investor A Shares without paying a sales charge:  (a) authorized qualified employee benefit plans or savings plans and rollovers of current investments in the Fund through such plans; (b) persons investing through an authorized payroll deduction plan; (c) persons investing through an authorized investment plan for organizations which operate under Section 501(c)(3) of the Internal Revenue Code; (d) registered investment advisers, trust companies and bank trust departments exercising discretionary investment authority with respect to amounts to be invested in a Portfolio; (e) persons participating in selected fee-based programs under which they (i) pay advisory fees to a broker-dealer or other financial institution or (ii) pay fees to a broker-dealer or other financial institution for providing transaction processing and other administrative services, but not investment advisory services; and (f) MetLife employees.  Investors who qualify for any of these exemptions from the sales charge must purchase Investor A Shares.

The CDSC related to purchases of $1,000,000 or more of Investor A Shares is not charged if the dealer receives a placement fee over time during the 18 months after purchase.

Reduced Sales Charges For Each of the Equity and Bond Portfolios—Investor A and Investor A1 Shares

Because of reductions in the front-end sales charge for purchases of Investor A or Investor A1 Shares aggregating $25,000 or more, it may be advantageous for investors purchasing large quantities of Investor Shares to purchase Investor A or Investor A1 Shares.  In any event, the Fund will not accept a purchase order of $50,000 or more for Investor B Shares or $500,000 or more for Investor C Shares.

Quantity Discounts.  Larger purchases may reduce the sales charge price.  Upon notice to the investor’s broker or the transfer agent, purchases of Investor A or Investor A1 Shares made at any one time by the following persons may be considered when calculating the sales charge: (a) an individual, his or her spouse and their children under the age of 21; or (b) a trustee or fiduciary of a single trust estate or single fiduciary account.

Right of Accumulation.  Under the Right of Accumulation, the current value of an investor’s existing Investor A, A1, B, B1, B2, C, C1, C2 and Institutional Shares in any Portfolio may be combined with the amount of the investor’s current purchase in determining the applicable sales charge.  In order to receive the cumulative quantity reduction, previous purchases of Investor A, A1, B, B1, B2, C, C1, C2 or Institutional Shares must be called to the attention of PFPC by the investor at the time of the current purchase.

Reinstatement Privilege.  Upon redemption of Investor Shares, a shareholder may reinvest the redemption proceeds (after paying any applicable CDSC or redemption fee) in Investor A Shares of the SAME Portfolio without paying a front-end sales charge.  This right may be exercised once a year and within 60 days of the redemption, provided the Investor A Share class of that Portfolio is currently open to new investors or the shareholder has a current account in that closed Portfolio.  To exercise this privilege, PFPC must be notified of the reinvestment in writing by the purchaser, or by his or her broker, at the time purchase is made.  An investor should consult a tax adviser concerning the tax consequences of use of the reinstatement privilege.

Letter of Intent.  An investor may qualify for a reduced sales charge immediately by signing a Letter of Intent stating the investor’s intention to invest during the next 13 months a specified amount in Investor A, B, C or

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Institutional Shares which, if made at one time, would qualify for a reduced sales charge.  The 13-month Letter of Intent period commences on the day that the Letter of Intent is received by PFPC, and the investor must instruct PFPC upon making subsequent purchases that such purchases are subject to a Letter of Intent.

During the term of a Letter of Intent, the Fund’s transfer agent will hold Investor A Shares representing up to 5% of the indicated amount in escrow for payment of a higher sales load if the full amount indicated in the Letter of Intent is not purchased.  The escrowed Investor A Shares will be released when the full amount indicated has been purchased.

If the full amount indicated is not purchased within the 13-month period, the investor will be required to pay an amount equal to the difference between the sales charge actually paid and the sales charge the investor would have had to pay on his or her aggregate purchases if the total of such purchases had been made at a single time. If remittance is not received within 20 days of the expiration of the 13-month period, PFPC, as attorney-in-fact, pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Investor A Shares held in escrow to realize the difference.

Investor B, Investor B1 and Investor B2 Shares

Investor B and Investor B1 Shares of the Non-Money Market Portfolios are subject to a deferred sales charge if they are redeemed within six years of purchase, and Investor B2 Shares of the Non-Money Market Portfolios are subject to a deferred sales charge if they are redeemed within three years of purchase. Dealers will generally receive commissions equal to 4.00% of Investor B Shares sold by them plus ongoing fees under the Fund’s Amended and Restated Distribution and Service Plan.  Dealers may not receive a commission in connection with sales of Investor B, Investor B1 or Investor B2 Shares to certain retirement plans sponsored by the Fund, BlackRock or its affiliates, but may receive fees under the Amended and Restated Distribution and Service Plan.  These commissions and payments may be different than the reallowances, placement fees and commissions paid to dealers in connection with sales of Investor A, Investor A1, Investor C, Investor C1 and Investor C2 Shares.

Investor C, Investor C1 and Investor C2 Shares

Investor C, Investor C1 and Investor C2 Shares of the Non-Money Market Portfolios are subject to a deferred sales charge of 1% based on the lesser of the original cost or the net asset value of the Investor C, Investor C1 or Investor C2 Shares on the redemption date if redeemed within twelve months after purchase.  Dealers will generally immediately receive commissions equal to 1% of the Investor C Shares sold by them plus ongoing fees under the Fund’s Amended and Restated Distribution and Service Plan.  Dealers may not receive a commission in connection with sales of Investor C, Investor C1 or Investor C2 Shares to certain retirement plans sponsored by the Fund, BlackRock or its affiliates, but may receive fees under the Amended and Restated Distribution and Service Plan.  These commissions and payments may be different than the reallowances, placement fees and commissions paid to dealers in connection with sales of Investor A, Investor A1, Investor B, Investor B1 and Investor B2 Shares.

Investor B and Investor C Shares

Shareholders of BlackRock Senior Floating Rate Fund, Inc. (“SFR”) and BlackRock Senior Floating Rate Fund II, Inc. (“SFR II” and together with SFR, the “Funds”) are permitted to invest the proceeds from tender offers conducted by the Funds in Investor B Shares or Investor C Shares, respectively, of Portfolios that currently offer such shares.  The holding period for shares held in SFR will be tacked onto the holding period for calculating any applicable contingent deferred sales charge on redemptions of Investor B shares and the holding period for shares held in SFR II will be tacked onto the holding period for calculating any applicable contingent deferred sales charge on redemptions of Investor C shares.  Further, the three year/3.00% early withdrawal charge that currently applies to shares of SFR and the one year/1.00% early withdrawal charge that currently applies to shares of SFR II will apply to any Investor B or Investor C Shares acquired through the exercise of this reinvestment privilege.

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Exemptions from and Reductions of the Contingent Deferred Sales Charge

Investor B, Investor B1, Investor B2, Investor C, Investor C1 and Investor C2 Shares.  The contingent deferred sales charge on Investor B, Investor B1, Investor B2, Investor C, Investor C1 and Investor C2 Shares of the Non-Money Market Portfolios is not charged in connection with: (1) redemptions of Investor B, Investor B1, Investor B2, Investor C, Investor C2 and Investor C2 Shares purchased through certain authorized qualified employee benefit plans or savings plans and rollovers of current investments in the Fund through such plans; (2) exchanges described in “Exchange Privilege” below; (3) redemptions made in connection with minimum required distributions due to the shareholder reaching age 70½ from IRA and 403(b)(7) accounts; (4) redemptions made with respect to certain retirement plans sponsored by the Fund, BlackRock or its affiliates; (5) redemptions (i) within one year of a shareholder’s death or, if later, the receipt of a certified probate settlement (including in connection with the distribution of account assets to a beneficiary of the decedent) or (ii) in connection with a shareholder’s disability (as defined in the Internal Revenue Code) subsequent to the purchase of Investor B, Investor B1, Investor B2, Investor C, Investor C1 or Investor C2 Shares; (6) involuntary redemptions of Investor B, Investor B1, Investor B2, Investor C, Investor C1 or Investor C2 Shares in accounts with low balances as described in “Redemption of Shares” below; (7) redemptions made pursuant to the Systematic Withdrawal Plan, subject to the limitations set forth under “Systematic Withdrawal Plan” below; (8) redemptions related to the payment of PFPC custodial IRA fees; and (9) redemptions when a shareholder can demonstrate hardship, in the absolute discretion of the Fund.  In addition, no contingent deferred sales charge is charged on Investor B, Investor B1, Investor B2, Investor C, Investor C1 or Investor C2 Shares acquired through the reinvestment of dividends or distributions.

Investor B Shares of the Intermediate Government Bond and Managed Income Portfolios purchased from December 1, 1999, to December 31, 1999, are subject to a CDSC at the rates shown in the chart below:

Number of Years Elapsed Since Purchase	Contingent Deferred Sales Charge (as % of Dollar Amount Subject to the Charge)

Up to one year	3.50%
More than one but less than two years	3.00
More than two but less than three years	2.00
More than three but less than four years	1.00
More than four years	0.00

When an investor redeems Investor B, Investor B1, Investor B2, Investor C, Investor C1 or Investor C2 Shares, the redemption order is processed to minimize the amount of the contingent deferred sales charge that will be charged. Investor B, Investor B1, Investor B2, Investor C, Investor C1 and Investor C2 Shares are redeemed first from those shares that are not subject to the deferred sales load (i.e., shares that were acquired through reinvestment of dividends or distributions) and after that from the shares that have been held the longest.

Shareholder Features

Exchange Privilege.  The exchange of Investor B, Investor B1, Investor B2, Investor C, Investor C1 and Investor C2 Shares will not be subject to a CDSC, which will continue to be measured from the date of the original purchase and will not be affected by exchanges.

Unless an exemption applies, a front-end sales charge will be charged in connection with exchanges of Investor A Shares of a Money Market Portfolio for Investor A Shares of the Fund’s Non-Money Market Portfolios. Exchanges of Investor B or Investor C Shares of a Money Market Portfolio for Investor B or Investor C Shares of a Non-Money Market Portfolio of the Fund will be exercised at NAV. However, a CDSC will be charged in connection with the redemption of the Investor B or Investor C Shares of the Non-Money Market Portfolio received in the exchange.  In determining the holding period for calculating the contingent deferred sales charge payable on redemption of Investor B, Investor B1, Investor B2, Investor C, Investor C1 Investor C2 Shares of the Non-Money Market Portfolios, the holding period of the Investor B, Investor B1, Investor B2, Investor C, Investor C1 or

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Investor C2 Shares originally held will be added to the holding period of the Investor B or Investor C Shares acquired through exchange.

Investor A Shares of Money Market Portfolios of the Fund that were (1) acquired through the use of the exchange privilege and (2) can be traced back to a purchase of shares in one or more investment portfolios of the Fund for which a sales charge was paid, can be exchanged for Investor A Shares of a portfolio subject to a sales charge.

A shareholder wishing to make an exchange may do so by sending a written request to the Fund c/o PFPC at the following address: PFPC Inc., P.O. Box 9819, Providence, RI 02940-8019.  Shareholders are automatically provided with telephone exchange privileges when opening an account, unless they indicate on the Application that they do not wish to use this privilege.  To add this feature to an existing account that previously did not provide this option, a Telephone Exchange Authorization Form must be filed with PFPC.  This form is available from PFPC.  Once this election has been made, the shareholder may simply contact the Fund by telephone at (800) 441-7762 to request the exchange.  During periods of substantial economic or market change, telephone exchanges may be difficult to complete and shareholders may have to submit exchange requests to PFPC in writing.

If the exchanging shareholder does not currently own shares of the investment portfolio whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain options and broker of record as the account from which shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed by an eligible guarantor institution as defined below.  In order to participate in the Automatic Investment Program or establish a Systematic Withdrawal Plan for the new account, however, an exchanging shareholder must file a specific written request.

Any share exchange must satisfy the requirements relating to the minimum initial investment requirement, and must be legally available for sale in the state of the investor’s residence.  For Federal income tax purposes, a share exchange is a taxable event and, accordingly, a capital gain or loss may be realized.  Before making an exchange request, shareholders should consult a tax or other financial adviser and should consider the investment objective, policies and restrictions of the investment portfolio into which the shareholder is making an exchange.  Brokers may charge a fee for handling exchanges.

The Fund reserves the right to suspend, modify or terminate the exchange privilege at any time.  Notice will be given to shareholders of any material modification or termination except where notice is not required.  The Fund reserves the right to reject any telephone exchange request.  Telephone exchanges may be subject to limitations as to amount or frequency, and to other restrictions that may be established from time to time to ensure that exchanges do not operate to the disadvantage of any portfolio or its shareholders.  The Fund, the Administrators and BDI will employ reasonable procedures to confirm that instructions communicated by telephone are genuine.  The Fund, the Administrators and BDI will not be liable for any loss, liability, cost or expense for acting upon telephone instructions reasonably believed to be genuine in accordance with such procedures.

By use of the exchange privilege, the investor authorizes the Fund’s transfer agent to act on telephonic or written exchange instructions from any person representing himself to be the investor and believed by the Fund’s transfer agent to be genuine.  The records of the Fund’s transfer agent pertaining to such instructions are binding.  The exchange privilege may be modified or terminated at any time upon 60 days’ notice to affected shareholders.  The exchange privilege is only available in states where the exchange may legally be made.

The redemption of shares of one Portfolio and the subsequent investment in another Portfolio generally will be treated as two separate transactions.  Therefore, a front-end sales charge will be imposed (unless an exemption applies) on the purchase of Investor A or Investor A1 Shares of a Non-Money Market Portfolio with the proceeds of a redemption of Investor Shares of a Money Market Portfolio.  In addition, when Investor Shares of a Money Market Portfolio are redeemed and the proceeds are used to purchase Investor B, Investor B1, Investor B2, Investor C, Investor C1 or Investor C2 Shares of a Non-Money Market Portfolio, a contingent deferred sales charge will be imposed (unless an exemption applies) when the Investor B Shares or Investor C Shares of the Non-Money Market Portfolio are redeemed.

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Automatic Investment Plan (“AIP”).  Investor Share shareholders and certain Service Share shareholders who were shareholders or the Compass Capital Group of Funds at the time of its combination with The PNC® Fund in 1996 may arrange for periodic investments in that Portfolio through automatic deductions from a checking or savings account by completing the AIP Application Form which may be obtained from PFPC.  The minimum pre-authorized investment amount is $50.

Systematic Withdrawal Plan (“SWP”).  The Fund offers a Systematic Withdrawal Plan to shareholders who wish to receive regular distributions from their accounts.  Upon commencement of the SWP, the account must have a current value of $10,000 or more in a Portfolio.  Shareholders may elect to receive automatic cash payments of $50 or more at any interval.  You may choose any day for the withdrawal.  If no day is specified, the withdrawals will be processed on the 25th day of the month or, if such day in not a Business Day, on the prior Business Day and are paid promptly thereafter.  An investor may utilize the SWP by completing the Systematic Withdrawal Plan Application Form which may be obtained by visiting our website at www.blackrock.com/funds.

Shareholders should realize that if withdrawals exceed income dividends their invested principal in the account will be depleted.  To participate in the SWP, shareholders must have their dividends automatically reinvested.  Shareholders may change or cancel the SWP at any time, upon written notice to the Fund, or by calling the Fund at (800) 441-7762.  Purchases of additional Investor A Shares of the Fund concurrently with withdrawals may be disadvantageous to investors because of the sales charges involved and, therefore, are discouraged.  No contingent deferred sales charge will be assessed on redemptions of Investor B, Investor B1, Investor B2, Investor C, Investor C1 or Investor C2 Shares made through the SWP that do not exceed 12% of the original investment on an annualized basis.  For example, monthly, quarterly and semi-annual SWP redemptions of Investor B, Investor B1, Investor B2, Investor C, Investor C1 or Investor C2 Shares will not be subject to the CDSC if they do not exceed 1%, 3% and 6%, respectively, of an account’s net asset value on the redemption date.  SWP redemptions of Investor B, Investor B1, Investor B2, Investor C, Investor C1 or Investor C2 Shares in excess of this limit are still subject to the applicable CDSC.

For this reason, a shareholder may not participate in the Automatic Investment Plan (see “Services for Shareholders—Automatic Investment Plan” in the Fund’s Prospectus) and the Systematic Withdrawal Plan at the same time.

Dividend Allocation Plan.  The Dividend Allocation Plan allows shareholders to elect to have all their dividends and any other distributions from the Fund or any Eligible Fund (which includes the Fund and other funds as designated by BDI from time to time) automatically invested at net asset value in one other such Eligible Fund designated by the shareholder, provided the account into which the dividends and distributions are directed is initially funded with the requisite minimum amount.

Redemption of Shares.  Redemptions may be made in the manner and amounts described in the Prospectuses.  Signatures, when required, must conform exactly to the account registration.  If (i) the proceeds of the redemption would exceed $250,000 for a redemption by wire or ACH, or $100,000 for a redemption by check, (ii) the Fund does not have verified banking information on file, (iii) the proceeds are not to be paid to the record owner at the record address, or (iv) the shareholder is a corporation, partnership, trust or fiduciary, signature(s) must be guaranteed by any eligible guarantor institution.

A signature guarantee is designed to protect the shareholders and the Portfolio against fraudulent transactions by unauthorized persons.  A signature guarantee may be obtained from a domestic bank or trust company, recognized broker, dealer, clearing agency, savings association who are participants in a medallion program by the Securities Transfer Association, credit unions, national securities exchanges and registered securities associations.  The three recognized medallion programs are Securities Transfer Agent Medallion Program (“STAMP”), Stock Exchanges Medallion Program (“SEMP”) and New York Stock Exchange, Inc. Medallion Signature Program (“MSP”).  Signature Guarantees which are not a part of these programs will not be accepted.  Please note that a notary public stamp or seal is not acceptable.

Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption.  In some cases, however, other documents may be necessary.  Additional documentary evidence of

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authority is required by PFPC in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator.

Investor A shareholders of the Money Market Portfolios may redeem their shares through the checkwriting privilege. Upon receipt of the checkwriting application and signature card by PFPC, checks will be forwarded to the investor. The minimum amount of a check is $100. If more than one shareholder owns the account, each shareholder must sign each check, unless an election has been made to permit check writing by a limited number of signatures and such election is on file with PFPC. Investor A Shares represented by a check redemption will continue to earn daily income until the check is presented for payment. PNC bank, as the investor’s agent, will cause the Fund to redeem a sufficient number of Investor A Shares owned to cover the check. When redeeming Investor A Shares by check, an investor should make certain that there is an adequate number of Investor A Shares in the account to cover the amount of the check. If an insufficient number of Investor A Shares is held or if checks are not properly endorsed, they may not be honored and a $15 service charge will be incurred. Checks may not be presented for cash payments at the offices of PNC Bank. This limitation does not affect checks used for the payment of bills or cash at other banks. However, a shareholder cannot close an account by writing a checkwriting check.

Computation of Public Offering Prices for Investor A Shares of the Non-Money Market Portfolios. An illustration of the computation of the public offering price per Investor A Share of the respective Non-Money Market Portfolios, based on the value of such Portfolios’ net assets as of September 30, 2006, follows:

	Enhanced Income Portfolio	Low Duration Bond Portfolio	Intermediate Government Bond Portfolio	Intermediate Bond Portfolio II	Intermediate Bond Portfolio	Total Return Portfolio II	Total Return Portfolio	Government Income Portfolio

Net Assets	$51,587	$72,077,432	$285,303,169	$27,545,440	$45,868	$236,620,677	$298,059	$310,257,593
Outstanding Shares	5,242	7,300,003	28,049,234	2,981,713	4,622	24,911,942	29,376	28,853,191
Net Asset Value Per Share	$9.84	$9.87	$10.17	$9.24	$9.92	$9.50	$10.15	$10.75
Maximum Sales Charge, 4.00% of offering price (3.00% for Enhanced Income Portfolio and Low Duration Bond)*	0.30	0.31	0.42	0.39	0.41	0.40	0.42	0.45
Offering to Public	$10.14	$10.18	$10.59	$9.63	$10.33	$9.90	$10.57	$11.20

*                 The maximum sales charge as a percentage of the net asset value per share for each portfolio at September 30, 2006, was as follows:  Enhanced Income Portfolio 3.05%; Low Duration Bond Portfolio 3.14%; Intermediate Government Bond Portfolio 4.13%; Intermediate Bond Portfolio II 4.22%; Intermediate Bond Portfolio 4.13%; Total Return Portfolio II 4.21%; Total Return Portfolio 4.14%; and Government Income Portfolio 4.19%.

	Inflation Protected Bond Portfolio	GNMA Portfolio	Managed Income Portfolio	International Bond Portfolio	High Yield Bond Portfolio	AMT-Free Municipal Bond Portfolio

Net Assets	$4,079,463	$14,121,804	$23,921,085	$141,129,535	$423,296,912	$9,713,189
Outstanding Shares	409,967	1,474,861	2,393,165	12,851,073	53,419,590	888,463
Net Asset Value Per Share	$9.95	$9.58	$10.00	$10.98	$7.92	$10.93
Maximum Sales Charge, 4.00% of offering price (4.25% for AMT Free Municipal Bond)*	0.41	0.40	0.42	0.46	0.33	0.49
Offering to Public	$10.36	$9.98	$10.42	$11.44	$8.25	$11.42

*                 The maximum sales charge as a percentage of the net asset value per share for each portfolio at September 30, 2006, was as follows:  Inflation Protected Bond Portfolio 4.12%; GNMA Portfolio 4.18%; Managed Income Portfolio 4.20%; International Bond Portfolio 4.19%; High Yield Bond Portfolio 4.17%; and AMT-Free Municipal Bond Portfolio 4.48%.

	Ohio Municipal Bond Portfolio	Delaware Municipal Bond Portfolio	Kentucky Municipal Bond Portfolio

Net Assets	$7,557,137	$11,559,742	$6,239,959
Outstanding Shares	718,455	1,176,459	651,234
Net Asset Value Per Share	$10.52	$9.83	$9.58
Maximum Sales Charge, 4.00% of offering price (4.25% for OH, DE and KY Municipal Bond)*	0.47	0.44	0.43
Offering to Public	$10.99	$10.27	$10.01

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*                 The maximum sales charge as a percentage of the net asset value per share for each portfolio at September 30, 2006, was as follows:  Ohio Municipal Bond Portfolio 4.47%.Delaware Municipal Bond Portfolio 4.47%; and Kentucky Municipal Bond Portfolio 4.49%.

	Mid-Cap Value Equity Portfolio	Mid-Cap Growth Equity Portfolio	Small Cap Value Equity Portfolio

Net Assets	$497,964,346	$257,728,616	$27,942,623
Outstanding Shares	37,227,274	25,764,762	2,131,360
Net Asset Value Per Share	$13.38	$10.00	$13.11
Maximum Sales Charge, 5.25% of offering price	0.74	0.55	0.73
Offering to Public	$14.12	$10.55	$13.84

*                 The maximum sales charge as a percentage of the net asset value per share for each portfolio at September 30, 2006, was as follows:  Mid-Cap Value Equity Portfolio 5.53%; Mid-Cap Growth Equity Portfolio 5.50%; and Small Cap Value Equity Portfolio 5.57%.

	Small Cap Core Equity Portfolio	Small Cap Growth Equity Portfolio	U.S. Opportunities Portfolio	Global Science & Technology Opportunities Portfolio	Capital Appreciation Portfolio	Aurora Portfolio

Net Assets	$20,973,285	$176,250,236	$96,194,382	$13,039,764	$112,737,184	$1,189,440,193
Outstanding Shares	1,147,759	9,845,306	3,431,233	1,862,669	7,799,100	$33,605,954
Net Asset Value Per Share	$18.27	$17.90	$28.03	$7.00	$14.46	$35.39
Maximum Sales Charge, 5.25% of offering price*	1.01	0.99	1.55	0.39	0.80	1.96
Offering to Public	$19.28	$18.89	$29.58	$7.39	$15.26	$37.35

*                 The maximum sales charge as a percentage of the net asset value per share for each portfolio at September 30, 2006, was as follows:  Small Cap Core Equity Portfolio 5.53%; Small Cap Growth Equity Portfolio 5.53%; U.S. Opportunities Portfolio 5.53%; Global Science & Technology Opportunities Portfolio 5.57%; Capital Appreciation Portfolio 5.53%; and Aurora Portfolio 5.54%.

	International Opportunities Equity Portfolio	Investment Trust Portfolio	Index Equity Portfolio	Small/Mid-Cap Growth Portfolio	Global Resources Portfolio	All-Cap Global Resources Portfolio

Net Assets	$407,282,442	$478,761,943	$287,288,246	$209,645,846	$683,416,736	$248,557,302
Outstanding Shares	9,978,744	34,685,898	11,259,100	14,227,553	10,529,820	18,082,650
Net Asset Value Per Share	$40.82	$13.80	$25.52	$14.74	$64.90	$13.75
Maximum Sales Charge, 5.25% of offering price (3.00% for Index Equity)*	2.26	0.76	0.79	$0.82	$3.60	$0.76
Offering to Public	$43.08	$14.56	$26.31	$15.56	$68.50	$14.51

*                 The maximum sales charge as a percentage of the net asset value per share for each portfolio at September 30, 2006, was as follows:  International Opportunities Portfolio 5.54%; Investment Trust Portfolio 5.51%; Index Equity Portfolio 3.10%, Small/Mid-Cap Growth Portfolio 5.56%; Global Resources 5.55%; All-Cap Global Resources Portfolio 5.53%.

	Asset Allocation Portfolio	Health Sciences Opportunities Portfolio	Global Opportunities Portfolio

Net Assets	$482,284,486	$434,360,178	$23,096,842
Outstanding Shares	31,119,239	16,885,088	2,291,560
Net Asset Value Per Share	$15.50	$25.72	$10.08
Maximum Sales Charge, 5.25% of offering price*	0.86	1.43	0.56
Offering to Public	$16.36	$27.15	$10.64

*                 The maximum sales charge as a percentage of the net asset value per share for each Portfolio at September 30, 2006 as follows: Asset Allocation Portfolio was 5.55%; Health Sciences Opportunities Portfolio 5.56% and Global Opportunities Portfolio 5.56%.

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Total front-end sales charges paid by shareholders of Investor A Shares of the Portfolios for the year ended September 30, 2006 were as follows:

Portfolios	Front-End Sales Charges

Enhanced Income	$18
Low Duration Bond	17,595
Intermediate Government Bond	44,963
Intermediate Bond II	44,696
Intermediate Bond	400
Total Return II	134,334
Total Return	1,106
Government Income	282,348
Managed Income	26,788
Inflation Protected Bond	33,208
GNMA	51,922
High Yield Bond	483,780
International Bond	170,092
AMT-Free Municipal	28,471
Ohio Municipal Bond	27,431
Delaware Municipal Bond	18,782
Kentucky Municipal Bond	6,780
Investment Trust	230,415
Capital Appreciation	93,690
Mid-Cap Value Equity	756,439
Mid-Cap Growth Equity	142,252
Aurora	778,757
Small/Mid Cap Growth	58,407
Small Cap Value Equity	10,400
Small Cap Core Equity	199,678
Small Cap Growth Equity	139,932
Global Science & Technology Opportunities	87,008
Global Resources	229,320
All Cap Global Resources	4,002,505
Health Sciences Opportunites	4,650,458
U.S. Opportunities	559,184
Global Opportunities	568,210
International Opportunities	1,487,469
Asset Allocation	1,269,133
Index Equity	50,841

Total front-end sales charges paid by shareholders of Investor A Shares of the Portfolios for the year ended September 30, 2005 were as follows:

Portfolios	Front-End Sales Charges

Enhanced Income	$70
Low Duration Bond	90,813
Intermediate Government Bond	56,365
Intermediate Bond II	30,215
Intermediate	755
Total Return II	132,875
Total Return	100

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Portfolios	Front-End Sales Charges

Government Income	367,266
Managed Income	13,820
Inflation Protected Bond	21,922
GNMA	20,128
High Yield Bond	272,331
International Bond	846,214
AMT-Free Municipal Bond	22,567
Ohio Municipal Bond	36,441
Delaware Municipal Bond	42,867
Kentucky Municipal Bond	23,747
Investment Trust	199,854
Capital Appreciation	209,391
Mid-Cap Value Equity	3,855,352
Mid-Cap Growth Equity	96,608
Aurora	4,187,423
Small/Mid Cap Growth	1,377,357
Small Cap Value Equity	31,489
Small Cap Core Equity	201,922
Small Cap Growth Equity	151,249
Global Science & Technology Opportunities	27,467
Global Resources	5,921,741
All Cap Global Resources	1,415,679
Health Sciences Opportunities	5,033,577
U.S. Opportunities	36,178
International Opportunities	1,037,519
Asset Allocation	7,368,210
Index Equity	69,992

Total front-end sales charges paid by shareholders of Investor A Shares of the Portfolios for the year ended September 30, 2004, were as follows:

Portfolios	Front-End Sales Charges

Low Duration Bond	$108,617
Intermediate Government Bond	21,397
Intermediate Bond II	107,135
Intermediate Bond	—
Total Return II	89,103
Total Return	100
Government Income	227,039
Managed Income	11,151
Inflation Protected Bond	1,848
GNMA	86,225
High Yield Bond	352,245
International Bond	444,266
AMT-Free Municipal Bond	9,520
Ohio Municipal Bond	14,021
Delaware Municipal Bond	114,863
Kentucky Municipal Bond	35,806
Mid-Cap Value Equity	8,342

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Portfolios	Front-End Sales Charges

Mid-Cap Growth Equity	16,615
Small Cap Value Equity	41,156
Small Cap Core Equity	87,872
Small Cap Growth Equity	119,665
U.S. Opportunities	51,146
Global Science & Technology Opportunities	69,453
International Opportunities	470,605
Investment Trust	19,120
Index Equity	102,341
Asset Allocation	24,094
Enhanced Income	—

Institutional and BlackRock Shares

Purchase of Shares. Employees of BlackRock, directors and trustees of the funds advised by BlackRock and accounts managed for their benefit may buy BlackRock or Institutional Shares of the Fund without regard to any existing minimum investment requirements. Employees and directors of Merrill Lynch & Co., Inc. and PNC Corp. may buy Institutional Shares of the Fund without regard to any existing minimum investment requirements.  The Fund may in its discretion waive or modify the minimum investment amount, may reject any order for Institutional and BlackRock Shares and may suspend and resume the sale of shares of any Portfolio at any time.

Institutional Shares of the Portfolios may be purchased by customers of broker-dealers and agents which have established a servicing relationship with the Fund on behalf of their customers.  These broker-dealers and agents may impose additional or different conditions on the purchase or redemption of Portfolio shares by their customers and may charge their customers transaction, account or other fees on the purchase and redemption of Portfolio shares.  Each broker-dealer or agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions.  Shareholders who are customers of such broker-dealers or agents should consult them for information regarding these fees and conditions.

Payment for Institutional and BlackRock Shares must normally be made in Federal funds or other funds immediately available by 4 p.m. (Eastern time) on the first business day following receipt of the order. Payment may also, in the discretion of the Fund, be made in the form of securities that are permissible investments for the Portfolio. If payment for a purchase order is not received by the prescribed time, an investor may be liable for any resulting losses or expenses incurred by the Fund.

Service Shares

Redemption of Shares.  The Fund may redeem Service Shares in any Portfolio account if the account balance drops below $5,000 as the result of redemption requests and the shareholder does not increase the balance to at least $5,000 upon thirty days’ written notice.  If a customer has agreed with an Institution to maintain a minimum balance in his or her account with the Institution, and the balance in the account falls below that minimum, the customer may be obligated to redeem all or part of his or her shares in the Portfolio to the extent necessary to maintain the minimum balance required.

The following is applicable only to persons who were shareholders of an investment portfolio of Compass Capital Group of Funds at the time of the portfolio’s combination with The PNC Fund:

Except as noted below, a request for redemption must be signed by all persons in whose names the shares are registered.  Signatures must conform exactly to the account registration.  If the proceeds of the redemption would exceed $25,000, or if the proceeds are not to be paid to the record owner at the record address, or if the shareholder is a corporation, partnership, trust or

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fiduciary, signature(s) must be guaranteed by any eligible guarantor institution.  A signature guarantee is designed to protect the shareholders and the Portfolio against fraudulent transactions by unauthorized persons.  A signature guarantee may be obtained from a domestic bank or trust company, recognized broker, dealer, clearing agency,  savings association who are participants in a medallion program by the Securities Transfer Association, credit unions, national securities exchanges and registered securities associations.  The three recognized medallion programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP).  Signature Guarantees which are not a part of these programs will not be accepted.  Please note that a notary public stamp or seal is not acceptable.

Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption.  In some cases, however, other documents may be necessary.  Additional documentary evidence of authority is required by PFPC in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administer.

If shareholder has given authorization for expedited redemption, shares can be redeemed by telephone and the proceeds sent by check to the shareholder or by Federal wire transfer to a single previously designated bank account.  Once authorization is on file, the Fund will honor requests by any person by telephone at (800) 441-7762 or other means.  The Fund reserves the right to terminate these redemptions privileges.  If the proceeds of a redemption would exceed $25,000, the redemption request must be in writing and will be subject to the signature guarantee requirement described above.

Persons who were shareholders of an investment portfolio of Compass Capital Group of Funds at the time of the portfolio’s combination with The PNC Fund may also purchase and redeem Service Shares of the same Portfolio and for the same account in which they held shares on that date through the procedures described in this section.

DCC&S.  Qualified Plans may be able to invest in shares of the Portfolios through the Defined Contribution Clearance and Settlement system (“DCC&S”) of the National Securities Clearing Corporation.  Institutions qualifying to trade on DCC&S include broker/dealers, trust companies and third party administrators.  Please contact the Fund for information on agreements, procedures, sales charges and fees related to DCC&S transactions.

Hilliard Lyons Shares (“HL Shares”)

Purchase of Shares.  The minimum investment for the initial purchase of HL Shares is $1,000; there is a $100 minimum for subsequent investments.  Purchases through the Automatic Investment Plan are subject to a lower initial purchase minimum.  In addition, the minimum initial investment for employees of a Portfolio, a Portfolio’s investment adviser, sub-advisers, BDI or transfer agent or employees of their affiliates is $100, unless payment is made through a payroll deduction program in which case the minimum investment is $25.

Other Purchase Information.  Payment for orders which are not received or accepted will be returned after prompt inquiry.  The issuance of shares is recorded on the books of the Fund.  No certificates will be issued for shares.  Payments for shares of a Portfolio may, in the discretion of the Fund’s investment adviser, be made in the form of securities that are permissible investments for that Portfolio.  The Fund reserves the right to reject any purchase order, to modify or waive the minimum initial or subsequent investment requirement and to suspend and resume the sale of any share class of any Portfolio at any time.

Redemption of Shares.  Redemptions may be made in the manner and amounts described in the Prospectuses.  Signatures, when required, must conform exactly to the account registration.  If (i) the proceeds of the redemption would exceed $250,000 for a redemption by wire or ACH, or $100,000 for a redemption by check, (ii) the Fund does not have verified banking information on file, (iii) the proceeds are not to be paid to the record owner at the record address, or (iv) the shareholder is a corporation, partnership, trust or fiduciary, signature(s) must be guaranteed by any eligible guarantor institution.

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A signature guarantee is designed to protect the shareholders and the Portfolio against fraudulent transactions by unauthorized persons.  A signature guarantee may be obtained from a domestic bank or trust company, recognized broker, dealer, clearing agency, savings association who are participants in a medallion program by the Securities Transfer Association, credit unions, national securities exchanges and registered securities associations.  The three recognized medallion programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP).  Signature Guarantees which are not a part of these programs will not be accepted.  Please note that a notary public stamp or seal is not acceptable.

Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption.  In some cases, however, other documents may be necessary.  Additional documentary evidence of authority is required by PFPC in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator.

R Shares

Purchase of Shares.  R Shares are available only to certain authorized qualified employee benefit plans.  The minimum investment for the initial purchase of R Shares is $100; there is a $50 minimum for subsequent investments.

Other Purchase Information.  Payment for orders which are not received or accepted will be returned after prompt inquiry.  The issuance of shares is recorded on the books of the Fund.  No certificates will be issued for shares.  Payments for shares of the Portfolio may, in the discretion of the Fund’s investment adviser, be made in the form of securities that are permissible investments for that Portfolio.  The Fund reserves the right to reject any purchase order, to modify or waive the minimum initial or subsequent investment requirement and to suspend and resume the sale of any share class of any Portfolio at any time.

Redemption of Shares.  Redemptions may be made in the manner and amounts described in the Prospectuses.

Payment of Redemption Proceeds

The Fund may suspend the right of redemption or postpone the date of payment upon redemption for such periods as are permitted under the 1940 Act, and may redeem shares involuntarily or make payment for redemption in securities or other property when determined appropriate in light of the Fund’s responsibilities under the 1940 Act.

The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of a Portfolio’s shares by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing a Portfolio’s net asset value.  If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash.  The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that a Portfolio is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of a Portfolio.

With respect to the Index Master Portfolio, when the Trustees of the Trust determine that it would be in the best interests of the Index Master Portfolio, the Index Master Portfolio may pay the redemption price in whole or in part by a distribution of portfolio securities from the Index Master Portfolio of the shares being redeemed in lieu of cash in accordance with Rule 18f-1 under the 1940 Act.  Investors, such as the Index Equity Portfolio, may incur brokerage charges and other transaction costs selling securities that were received in payment of redemptions.

Under the 1940 Act, a Portfolio may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange (the “NYSE”) is closed (other than customary weekend and holiday closings), or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation or

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portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit.  (A Portfolio may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

The Fund may redeem shares involuntarily to reimburse a Portfolio for any loss sustained by reason of the failure of a shareholder to make full-payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder.  The Fund reserves the express right to redeem shares of each Portfolio involuntarily at any time if the Fund’s Board of Trustees determines, in its sole discretion, that failure to do so may have adverse consequences to the holders of shares in the Portfolio.  Upon such redemption the holders of shares so redeemed shall have no further right with respect thereto other than to receive payment of the redemption price.

Dividends and Distributions

Equity Portfolios.  Except as set forth below, each of the Equity Portfolios of the Fund will distribute substantially all of its net investment income and net realized capital gains, if any, to shareholders. The net investment income of each of the Equity Portfolios, if any, is declared at least annually as a dividend to investors who are shareholders of the Portfolio at the close of business on the record date. Any net realized capital gains (including net short-term capital gains) will be distributed by each Portfolio of the Fund (except for the Exchange Portfolio, which retains long-term capital gains) at least annually. From time to time, a Portfolio may declare a special distribution at or about the end of the calendar year in order to comply with Federal tax requirements that certain percentages of its ordinary income and capital gains be distributed during the year. The period for which dividends are payable and the time for payment are subject to change by the Fund’s Board of Trustees.

Distributions are reinvested at net asset value in additional full and fractional shares of the same class on which the distributions are paid, unless a shareholder elects otherwise.  This election, or any revocation thereof, must be made in writing to PFPC, and will become effective with respect to distributions paid after its receipt by PFPC.

The Index Equity Portfolio seeks its investment objective by investing all of its assets in the Index Master Portfolio (which is taxable as a partnership for federal income tax purposes).  The Index Equity Portfolio is allocated its distributive share of the income, gains (including capital gains), losses, deductions and credits of the Index Master Portfolio.  The Index Equity Portfolio’s distributive share of such items, plus gain, if any, on the redemption of shares of the Index Master Portfolio, less the Index Equity Portfolio’s expenses incurred in operations, will constitute the Index Equity Portfolio’s net income from which dividends are distributed as described above.

Bond Portfolios.  Each of the Bond Portfolios will distribute substantially all of its net investment income and net realized capital gains, if any, to shareholders.  All distributions are reinvested at net asset value in the form of additional full and fractional shares of the same class of shares of the relevant Portfolio unless a shareholder elects otherwise.  Such election, or any revocation thereof, must be made in writing to PFPC, and will become effective with respect to dividends paid after its receipt by PFPC.  Each Portfolio declares a dividend each day on “settled” shares (i.e., shares for which the particular Portfolio has received payment in Federal funds) on the first Business Day after a purchase order is placed with the Fund.  Payments by check are normally converted to Federal funds within two Business Days of receipt.  Over the course of a year, substantially all of the Portfolio’s net investment income will be declared as dividends.  The amount of the daily dividend for each Portfolio will be based on periodic projections of its net investment income.  All dividends are paid within ten days after the end of each month.  Net realized capital gains (including net short-term capital gains), if any, will be distributed by each Portfolio at least annually.

Money Market Portfolios.  Shareholders are entitled to dividends and distributions arising from the net income and capital gains, if any, earned on investments held by the Money Market Portfolio in which they invest.  Each Money Market Portfolio’s net income is declared daily as a dividend.  Shareholders whose purchase orders are executed at 12:30 p.m. (Eastern Time) receive dividends for that day.  On the other hand, shareholders whose redemption orders have been received by 12:30 p.m. (Eastern Time) do not receive dividends for that day, while shareholders of each Portfolio whose redemption orders are received after 12:30 p.m. (Eastern Time) do receive dividends for that day.

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Dividends are paid monthly by check, or by wire transfer if requested in writing by the shareholder, within ten business days after the end of the month.  Net short-term capital gains, if any, will be distributed at least annually and will be taxed as ordinary income.  The period for which dividends are payable and the time for payment are subject to change by the Fund’s Board of Trustees.  The Portfolios do not expect to realize net long-term capital gains.

Dividends are reinvested in additional full and fractional Investor Shares of the same class on which the dividends are paid, unless a shareholder elects to receive dividends in cash.  Such election, or any revocation thereof, must be made in writing to PFPC, and will become effective with respect to dividends paid after receipt by PFPC.

VALUATION OF PORTFOLIO SECURITIES

In determining the market value of portfolio investments, the Fund may employ outside organizations, which may use, without limitation, a matrix or formula method that takes into consideration market indexes, matrices, yield curves and other specific adjustments.  This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used.  All cash, receivables and current payables are carried on the Fund’s books at their face value.  Other assets, if any, are valued at fair value as determined in good faith under the supervision of the Board of Trustees or a Committee thereof.

Money Market Portfolios.  The Fund seeks to maintain for each of the Money Market Portfolios a net asset value of $1.00 per share for purposes of purchase and redemptions and values their portfolio securities on the basis of the amortized cost method of valuation.

Under this method the market value of an instrument is approximated by amortizing the difference between the acquisition cost and value at maturity of the instrument on a straight-line basis over the remaining life of the instrument.  The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account.  The market value of debt securities usually reflects yields generally available on securities of similar quality.  When such yields decline, market values can be expected to increase, and when yields increase, market values can be expected to decline.

As indicated, the amortized cost method of valuation may result in the value of a security being higher or lower than its market price, the price a Money Market Portfolio would receive if the security were sold prior to maturity.  The Fund’s Board of Trustees has established procedures for the purpose of maintaining a constant net asset value of $1.00 per share for each Money Market Portfolio, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share.  Should that deviation exceed ½ of 1% for a Money Market Portfolio, the Fund’s Board of Trustees will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders.  Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends, shortening the average portfolio maturity, reducing the number of outstanding shares without monetary consideration, and utilizing a net asset value per share as determined by using available market quotations.

Each Money Market Portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less, will not purchase any instrument with a deemed maturity under Rule 2a-7 of the 1940 Act greater than 13 months, and will limit portfolio investments, including repurchase agreements, to those instruments that the adviser or sub-adviser determines present minimal credit risks pursuant to guidelines adopted by the Fund’s Board of Trustees.  There can be no assurance that a constant net asset value will be maintained for any Money Market Portfolio.

Equity Portfolios.  Net asset value is calculated separately for each class of shares of each Equity Portfolio as of the close of regular trading hours on the NYSE (currently 4:00 p.m. Eastern Time) on each Business Day by dividing the value of all securities, cash and other assets owned by a Portfolio that are allocated to a particular class of shares, less the liabilities charged to that class, by the total number of outstanding shares of the class.

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Valuation of securities held by each Equity Portfolio is as follows:  securities traded on a national securities exchange or on the NASDAQ National Market System are valued at the last reported sale price that day or the NASDAQ official closing price (“NOCP”), if applicable; securities traded on a national securities exchange for which there were no sales on that day and securities traded on other over-the-counter markets for which market quotations are readily available are valued at the mean of the bid and asked prices; an option or futures contract is valued at the last sales price prior to 4:00 p.m. (Eastern Time), as quoted on the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern Time); and securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the Fund’s Board of Trustees.  The amortized cost method of valuation may also be used with respect to debt obligations with sixty days or less remaining to maturity unless the investment adviser and/or sub-adviser under the supervision of the Board of Trustees determines such method does not represent fair value.

Valuation of securities of non-U.S. issuers is as follows:  to the extent sale prices are available, securities which are traded on a recognized stock exchange, whether U.S. or non-U.S., are valued at the latest sale price on that exchange prior to the time when assets are valued or prior to the close of regular trading hours on the NYSE.  In the event that there are no sales, the mean between the last available bid and asked prices will be used.  If a security is traded on more than one exchange, the latest sale price on the exchange where the stock is primarily traded is used.  An option or futures contract is valued at the last sales price prior to 4:00 p.m. (Eastern Time), as quoted on the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern Time).  In the event that application of these methods of valuation results in a price for a security which is deemed not to be representative of the market value of such security, the security will be valued by, under the direction of or in accordance with a method specified by the Board of Trustees as reflecting fair value.  The amortized cost method of valuation will be used with respect to debt obligations with sixty days or less remaining to maturity unless the investment adviser and/or sub-adviser under the supervision of the Board of Trustees determines such method does not represent fair value.  All other assets and securities held by the Portfolios (including restricted securities) are valued at fair value as determined in good faith by the Board of Trustees or by someone under its direction.  Any assets which are denominated in a non-U.S. currency are translated into U.S. dollars at the prevailing market rates.

Certain of the securities acquired by the Portfolios may be traded on non-U.S. exchanges or over-the-counter markets on days on which a Portfolio’s net asset value is not calculated.  In such cases, the net asset value of the Portfolio’s shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Portfolio.

A Portfolio may use a pricing service, bank or broker/dealer experienced in such matters to value the Portfolio’s securities.

The valuation of securities by the Index Master Portfolio is discussed in its Registration Statement.

Bond Portfolios.  Net asset value is calculated separately for each class of shares of each Bond Portfolio as of the close of regular trading hours on the NYSE on each Business Day by dividing the value of all securities, cash and other assets owned by a Portfolio that are allocated to a particular class of shares, less the liabilities charged to that class, by the total number of outstanding shares of the class.

Valuation of securities held by each Bond Portfolio is as follows:  fixed income securities are valued by using market quotations or prices provided by market makers; a portion of the fixed income securities are valued utilizing one or more pricing services approved by the Board of Trustees; an option or futures contract is valued at the last sales price prior to 4:00 p.m. (Eastern Time), as quoted on the principal exchange or board of trade on which such option or futures contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern Time); the amortized cost method of valuation will be used with respect to debt obligations with sixty days or less remaining to maturity unless the investment adviser and/or sub-adviser under the supervision of the Board of Trustees determines that such method does not represent fair value.  In the event that application of these methods of valuation results in a price for a security which is deemed not to be representative of the market value of such security, the security will be valued by, under the direction of or in accordance with a method specified by the Board of Trustees as reflecting fair value. All other assets and securities (including

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securities for which market quotations are not readily available) held by the Portfolios (including restricted securities) are valued at fair value as determined in good faith by the Board of Trustees or by someone under its direction. Any securities that are denominated in a non-U.S. currency are translated into U.S. dollars at the prevailing market rates.  Certain of the securities acquired by the Portfolios may be traded on non-U.S. exchanges or over-the-counter markets on days on which the Portfolio’s net asset value is not calculated.  In such cases, the net asset value of the Portfolio’s shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Portfolio.

Fair Value.  When the exchange or market on which a security or other asset is traded does not open for trading for an entire trading day, and no other market prices are available, market quotations are not readily available.  Market quotations may not be reliable when there is a substantial time differential between the close of trading for the asset and the time as of which the Fund values its assets and when significant events have occurred in the markets or in related instruments such as ADRs.  When market quotations are not readily available or are believed by BlackRock to be unreliable, the Fund’s investments are valued at fair value (“Fair Value Assets”).

Fair Value Assets generally are valued by BlackRock in accordance with procedures approved by the Board of Trustees. BlackRock may conclude that a market quotation is not readily available or is unreliable if a security or other asset does not have a price source due to its lack of liquidity, if BlackRock believes a market quotation from a broker-dealer is unreliable (e.g., where it varies significantly from a recent trade), where the security or other asset is thinly traded or where there is a significant event subsequent to the most recent market quotation.  For these purpose, a “significant event” is deemed to occur if the BlackRock Portfolio Management Group and/or the Pricing Group determines, in its business judgment prior to or at the time of pricing the Fund’s assets, that it is highly likely that the event will cause a material change to the last closing market price of one or more assets held by the Fund.

BlackRock’s Pricing Group will submit its recommendations regarding the valuation and/or valuation methodologies for Fair Value Assets to BlackRock’s Valuation Committee.  The Valuation Committee may accept, modify or reject any recommendations.  The pricing of all Fair Value Assets shall be subsequently reported to and ratified by the Board or a Committee thereof.

When determining the price for a Fair Value Asset, the Valuation Committee (or the Pricing Group) shall seek to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction.  The price generally may not be determined based on what the Fund might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity.  Fair value determinations shall be based upon all available factors that the Valuation Committee (or Pricing Group) deems relevant.

Fair value represents a good faith approximation of the value of a security.  The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining a Portfolio’s net asset value.  As a result, a Portfolio’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

TAXES

The following is only a summary of certain additional tax considerations generally affecting the Portfolios and their shareholders that are not described in the Prospectuses.  No attempt is made to present a detailed explanation of the tax treatment of the Portfolios or their shareholders, and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning.  Investors are urged to consult their tax advisers with specific reference to their own tax situation.

Please note that for purposes of satisfying certain of the requirements for taxation as a regulated investment company described below, the Index Equity Portfolio is deemed to own a proportionate share of the assets and gross income of the Index Master Portfolio in which the Index Equity Portfolio invests all of its assets.  Also, with respect to the Index Equity Portfolio, the discussion below that relates to the taxation of futures contracts and other rules pertaining to the timing and character of income applies to the Index Master Portfolio.

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Each Portfolio of the Fund has elected and intends to qualify each year for taxation as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).  As a regulated investment company, each Portfolio generally is exempt from federal income tax on its investment company taxable income, as that term is defined in the Code without regard to the deduction for dividends paid, and net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss) that it distributes to shareholders, provided that it distributes an amount equal to at least the sum of (a) 90% of its investment company taxable income and (b) 90% of its net tax-exempt interest income, if any, for the year (the “Distribution Requirement”) and satisfies certain other requirements of the Code that are described below.  Distributions of investment company taxable income and net tax-exempt interest income made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year will satisfy the Distribution Requirement.

In addition to satisfaction of the Distribution Requirement, each Portfolio must derive at least 90% of its gross income from (a) dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or non-U.S. currencies (including, but not limited to, gains from forward non-U.S. currency exchange contracts), or from other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”) (the “Income Requirement”).  The Internal Revenue Service has ruled that income from a derivative contract on a commodity index generally is not qualifying income for purposes of the Income Requirement.

In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of each Portfolio’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which a Portfolio generally has not invested more than 5% of the value of its total assets in securities of such issuer and as to which a Portfolio does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of each Portfolio’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), in two or more issuers which such Portfolio controls and which are engaged in the same or similar or related trades or businesses, or in any one or more Qualified Publicly Traded Partnerships.

Each of the Money and Non-Money Market Municipal Portfolios is designed to provide investors with tax-exempt interest income.  Shares of the Money Market Municipal Portfolios would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, not only would not gain any additional benefit from the Portfolio’s dividends being tax-exempt but also such dividends would be taxable when distributed to the beneficiary.  In addition, the Money and Non-Money Market Municipal Portfolios may not be an appropriate investment for entities which are “substantial users” of facilities financed by private activity bonds or “related persons” thereof.  “Substantial user” is defined under U.S. Treasury regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and (a) whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, (b) who occupies more than 5% of the entire usable area of such facilities, or (c) for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired.  “Related persons” include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

In order for the Money and Non-Money Market Municipal Portfolios to pay exempt-interest dividends for any taxable year, at the close of each quarter of the taxable year at least 50% of the value of each such Portfolio must consist of exempt-interest obligations.  Exempt-interest dividends distributed to shareholders are not included in the shareholder’s gross income for regular federal income tax purposes.  However, gain realized by such Portfolios from the disposition of a tax-exempt bond that was acquired after April 30, 1993, for a price less than the principal amount of the bond is treated as ordinary income to the extent of accrued market discount.  Also, all shareholders required to file a federal income tax return are required to report the receipt of exempt-interest dividends and other exempt interest on their returns.  Partnerships, in which all or substantially all of the

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partnership’s income is derived from the holding or disposition of tax-exempt obligations or shares in a regulated investment company that pays exempt-interest dividends and where the partnership meets certain procedural requirements, may not have to file Form 1065 or issue Schedule K-1s for the taxable year.  Moreover, while such dividends and interest are exempt from regular federal income tax, they may be subject to alternative minimum tax (currently imposed at the rate of 26% (28% on the taxable excess over $175,000) in the case of non-corporate taxpayers and at the rate of 20% in the case of corporate taxpayers) in two circumstances.  First, exempt-interest dividends derived from certain private activity bonds issued after August 7, 1986, generally will constitute an item of tax preference for both corporate and non-corporate taxpayers.  Second, exempt-interest dividends derived from all bonds, regardless of the date of issue, must be taken into account by corporate taxpayers in determining certain  adjustments for alternative minimum tax purposes.  Receipt of exempt-interest dividends may result in collateral federal income tax consequences to certain other taxpayers, including financial institutions, property and casualty insurance companies, individual recipients of Social Security or Railroad Retirement benefits, and non-U.S. corporations engaged in a trade or business in the United States.  Prospective investors should consult their own tax advisers as to such consequences.

If a Money or Non-Money Market Municipal Portfolio distributes exempt-interest dividends during the shareholder’s taxable year, no deduction generally will be allowed for any interest expense on indebtedness incurred to purchase or carry shares of such Portfolio. The Money and Non-Money Market Municipal Portfolios may each purchase securities that do not bear tax-exempt interest.  Any income on such securities recognized by the Portfolio will be distributed and will be taxable to its shareholders.

Distributions of investment company taxable income from a Portfolio will generally be taxable (other than qualified dividend income and the possible allowance of the dividends received deduction described below) to shareholders as ordinary income to the extent of that Portfolio’s earnings and profits, regardless of whether such distributions are paid in cash or are reinvested in shares.  However, for taxable years beginning on or before December 31, 2010, distributions of investment company taxable income that are designated by a Portfolio as derived from qualified dividend income are taxed to individuals at the rates applicable to long-term capital gains.  A Portfolio will notify shareholders of the amount of any distribution that may constitute qualified dividend income not later than 60 days after the close of its taxable year.  If a Portfolio receives 95% or more of its gross income (as defined for that purpose) from qualified dividend income, all the Portfolio’s distributions may be classified as qualified dividend income, provided holding period and other requirements are met by both the shareholders and the Portfolio.  Otherwise, only a portion of a Portfolio’s distributions may be eligible for classification as qualified dividend income.  A Portfolio may designate such distributions as qualified dividend income only to the extent the Portfolio has qualified dividend income for the taxable year in which such distributions are made.  Qualified dividend income is generally dividend income from taxable domestic corporations and certain non-U.S. corporations.  Shareholders receiving any distribution from a Portfolio in the form of additional shares will be treated as receiving a taxable distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

Except for the Exchange Portfolio, each Portfolio intends to distribute to shareholders any of its net capital gain for each taxable year.  Such gain is distributed as a capital gain dividend and is taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares, whether such gain was recognized by the Portfolio prior to the date on which a shareholder acquired shares of the Portfolio and whether the distribution was paid in cash or reinvested in shares.  If a Portfolio retains any net capital gain, it may designate the retained amount as undistributed capital gain in a notice to its shareholders, and each shareholder will (i) be required to include in income for federal income tax purposes as long-term capital gain its share of such undistributed amounts, (ii) be entitled to credit its proportionate share of tax paid by the Portfolio against its federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) increase its basis in its shares of the Portfolio by an amount equal to the difference between its proportionate share of such gains and the amount of tax paid on such shareholder’s behalf by the Portfolio.

Distributions by a Portfolio that do not constitute ordinary income dividends, qualified dividend income, exempt-interest dividends, or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) a shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

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Under current law, ordinary income of individuals will be taxable at a maximum marginal rate of 35%, but because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher.  Long-term capital gains for individuals have been temporarily reduced to 15% (with lower rates for individuals in the 10% to 15% rate brackets) for taxable years beginning on or before December 31, 2010.  Capital gains and ordinary income of corporate taxpayers are both taxed at a maximum marginal rate of 35%.

A shareholder will generally recognize gain or loss on the sale, exchange or redemption of a Portfolio’s shares in an amount equal to the difference between the proceeds of the sale, exchange or redemption and the shareholder’s adjusted tax basis in the shares.  All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of such Portfolio within 30 days before or after the sale, exchange or redemption.  Any gain or loss arising from the sale, exchange or redemption of shares of a Portfolio held as a capital asset (generally, property held for investment) will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year.  Any loss incurred on the sale or exchange of a Portfolio’s shares, held six months or less, will be disallowed to the extent of exempt-interest dividends received with respect to such shares, and any loss not so disallowed will be treated as a long-term capital loss to the extent of capital gain dividends received (or amounts designated as undistributed capital gains) with respect to such shares.

Under Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on IRS Form 8886.  Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted.  Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.  Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Each Non-Money Market Portfolio (other than the Index Master Portfolio) may engage in hedging or derivatives transactions involving non-U.S. currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on non-U.S. currencies) and short sales.  Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Portfolio (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of the Portfolio and defer recognition of certain of the Portfolio’s losses.  These rules could therefore affect the character, amount and timing of distributions to shareholders.  In addition, these provisions (1) will require a Portfolio to “mark-to-market” certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause a Portfolio to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement and avoid the 4% excise tax (described below).  Each Portfolio intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

Each Bond Portfolio and the Asset Allocation Portfolio may make investments in zero coupon bonds or other discount securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the bond at maturity over its issue price).  Zero coupon bonds do not provide for periodic interest payments and therefore produce income that is not matched by a corresponding cash distribution.  Any such income would be treated as income earned by a Portfolio and would be subject to the Distribution Requirement and taken into account for purposes of the 4% excise tax (discussed below).  As a result, such Portfolio may be required to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to be able to make distributions to its investors.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a Portfolio accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time a Portfolio actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss.  Similarly, gains or losses on foreign currency forward contracts and the disposition of debt

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securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

If a Portfolio purchases shares in a “passive foreign investment company” (a “PFIC”), such Portfolio may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Portfolio to its shareholders.  Additional charges in the nature of interest may be imposed on a Portfolio in respect of deferred taxes arising from such distributions or gains.  If a Portfolio were to invest in a PFIC and elected to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, the Portfolio would be required to include in income each year a portion of the ordinary earnings and net capital gain of the qualified electing fund, even if not distributed to the Portfolio.  Alternatively, a Portfolio can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the Portfolio would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income.  Under either election, a Portfolio might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the Distribution Requirement and would be taken into account for purposes of the 4% excise tax (described below). Dividends paid by PFICs will not be traded as qualified dividend income.

Investment income that may be received by certain of the Portfolios from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle any such Portfolio to a reduced rate of, or exemption from, taxes on such income. If more than 50% of the value of the total assets at the close of the taxable year of the International Opportunities, All-Cap Global Resources, Global Science & Technology Opportunities, Global Resources, Global Opportunities or International Bond Portfolios consists of stock or securities of non-U.S. corporations, such Portfolio may elect to “pass through” to the Portfolio’s shareholders the amount of foreign taxes paid by such Portfolio. If a Portfolio so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Portfolio, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as non-U.S. source income his pro rata share of such foreign taxes plus the portion of dividends received from the Portfolio representing income derived from non-U.S. sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. In certain circumstances, a shareholder that (i) has held shares of the Portfolio for less than a specified minimum period during which it is not protected from risk of loss or (ii) is obligated to make payments related to the dividends, will not be allowed a foreign tax credit for foreign taxes deemed imposed on dividends paid on such shares.  Additionally, such Portfolio must also meet this holding period requirement with respect to its non-U.S. stocks and securities in order for “creditable” taxes to flow-through. Each shareholder should consult his own tax adviser regarding the potential application of foreign tax credits.

Ordinary income dividends paid by a Portfolio will qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of “qualifying dividends” received by the Portfolio from domestic corporations for the taxable year.  A dividend received by a Portfolio will not be treated as a qualifying dividend (i) if it has been received with respect to any share of stock that the Portfolio has held for less than 46 days (91 days in the case of certain preferred stock) during the 91 day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181 day period beginning 90 days before such date in the case of certain preferred stock), (ii) to the extent that the Portfolio is under an obligation to make related payments with respect to positions in substantially similar or related property or (iii) to the extent the stock on which the dividend is paid is treated as debt-financed.  Moreover, the dividends-received deduction for a corporate shareholder may be disallowed if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a Portfolio.

If for any taxable year any Portfolio does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and all distributions (including amounts derived from interest on Municipal Obligations) will be taxable as ordinary dividends to the extent of such Portfolio’s current and accumulated earnings and profits.  Such distributions will

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generally be eligible (i) for treatment as qualified dividend income in the case of individual shareholders and (ii) for the dividends-received deduction in the case of corporate shareholders.

A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses).  Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

Ordinarily, shareholders are required to take distributions by a Portfolio into account in the year in which the distributions are made.  However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Portfolio) on December 31 of such calendar year if such dividends are actually paid in January of the following year.

The Fund will be required in certain cases to withhold and remit to the United States Treasury a portion of dividends and gross sale proceeds paid to any shareholder (i) who has provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or (iii) who has failed to certify to the Fund when required to do so that he is not subject to backup withholding or that he is an “exempt recipient.”

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, non-U.S. trust or estate, non-U.S. corporation, or non-U.S. partnership (“non-U.S. shareholder”), depends on whether the income from a Portfolio is “effectively connected” with a U.S. trade or business carried on by such shareholder.  If the income from a Portfolio is not effectively connected with a U.S. trade or business carried on by a non-U.S. shareholder, dividends paid to such non-U.S. shareholder from investment company taxable income will be subject to a U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend.  Such a non-U.S. shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of a Portfolio, exempt-interest dividends and capital gain dividends. In addition, under the American Job Creation Act of 2004, an exemption is created under which U.S. source withholding taxes are no longer imposed on dividends paid by regulated investment companies to the extent the dividends are designated as “interest-related dividends” or “short-term capital gain dividends.”  Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. withholding tax at the source if they had been received directly by a foreign person, and that satisfy certain other requirements.  The exemption applies to dividends with respect to taxable years of regulated investment companies beginning before January 1, 2008. If the income from a Portfolio is effectively connected with a U.S. trade or business carried on by a non-U.S. shareholder, then ordinary income dividends, qualified dividend income, interest-related dividends, short-term capital gain dividends, capital gain dividends, and any gains realized upon the sale of shares of a Portfolio will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.  Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code.  In the case of non-U.S. non-corporate shareholders, the Fund may be required to withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their non-U.S. status.  Non-U.S. shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Portfolio, including the applicability of foreign taxes.

Shareholders will be advised annually as to the federal income tax consequences of distributions made by the Portfolios each year.

The foregoing general discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information.  Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Although each Portfolio expects to qualify as a “regulated investment company” and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its

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offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, each Portfolio may be subject to the tax laws of such states or localities.  Shareholders should consult their tax advisers about state and local tax consequences, which may differ from the federal income tax consequences described above.

Ohio Tax Considerations.  Under current Ohio law, individuals and estates that are subject to Ohio personal income tax or municipal or school district income taxes in Ohio will not be subject to such taxes on distributions with respect to shares of the Ohio Municipal Bond Portfolio or the Ohio Municipal Money Market Portfolio (“Distributions”) to the extent that such Distributions are properly attributable to interest on obligations of the State of Ohio, political subdivisions thereof or  agencies or instrumentalities of Ohio or its political subdivisions (“Ohio State-Specific Obligations”).  Corporations that are subject to the Ohio corporation franchise tax will not have to include Distributions in their tax base for purposes of calculating the Ohio corporation franchise on the net income basis to the extent that such Distributions either constitute exempt-interest dividends for federal income tax purposes or are properly attributable to interest on Ohio State-Specific Obligations. However, Shares of the Ohio Municipal Bond Portfolio and the Ohio Municipal Money Market Portfolio will be included in a corporation’s tax base for purposes of calculating the Ohio corporation franchise tax on the net worth basis.

Distributions that consist of interest on obligations of the United States or its territories or possessions or of any authority, commission, or instrumentality of the United States (“Territorial Obligations”) the interest on which is exempt from state income taxes under the laws of the United States are exempt from the Ohio personal income tax, and municipal and school district income taxes in Ohio, and, provided, in the case of Territorial Obligations, such interest is excluded from gross income for federal income tax purposes, are excluded from the net income base of the Ohio corporation franchise tax.

Distributions properly attributable to profit on the sale, exchange or other disposition of Ohio State-Specific Obligations will not be subject to the Ohio personal income tax, or municipal or school district income taxes in Ohio and will not be included in the net income base of the Ohio corporation franchise tax. Distributions attributable to other sources generally will not be exempt from the Ohio personal income tax, municipal or school district income taxes in Ohio or the net income base of the Ohio corporation franchise tax.

The Ohio Municipal Money Market and Ohio Municipal Bond Portfolios are not subject to the Ohio personal income tax or school district or municipal income taxes in Ohio. The Ohio Municipal Money Market and Ohio Municipal Bond Portfolios are not subject to the Ohio corporation franchise tax or the Ohio dealers in intangibles tax, provided that, if there is a sufficient nexus between the State of Ohio and such entity that would enable the State to tax such entity, the Fund timely files the annual report required by Section 5733.09 of the Ohio Revised Code.  The Ohio Tax Commissioner has waived this annual filing requirement for each tax year since 1990, the first tax year to which such requirement applied.  Distributions with respect to shares of the Ohio Municipal Money Market and Ohio Municipal Bond Portfolios properly attributable to proceeds of insurance paid to those Portfolios that represent maturing or matured interest on defaulted Obligations held by those Portfolios and that are excluded from gross income for Federal income tax purposes will not be subject to Ohio personal income tax or municipal or school district income taxes in Ohio, nor included in the net income base of the Ohio corporation franchise tax.

This discussion of Ohio taxes assumes that the Ohio Municipal Bond Portfolio and the Ohio Municipal Money Market Portfolio will each continue to qualify as a regulated investment company under the Internal Revenue Code and that at all times at least 50% of the value of the total assets of each of the Portfolios consists of Ohio State-Specific Obligations or similar obligations of other states or their subdivisions.

North Carolina Tax Considerations.  Interest received in the form of dividends from the North Carolina Municipal Money Market Portfolio is exempt from North Carolina state income tax to the extent the distributions represent interest on direct obligations of the U.S. Government or North Carolina State-Specific Obligations.  Distributions derived from interest earned on obligations of political subdivisions of Puerto Rico, Guam and the U.S. Virgin Islands, including the governments thereof and their agencies, instrumentalities and authorities, are also exempt from North Carolina state income tax.  Distributions paid out of interest earned on obligations that are merely backed or guaranteed by the U.S. Government (e.g., GNMAs, FNMAs), on repurchase agreements

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collateralized by U.S. Government securities or on obligations of other states (which the Portfolio may acquire and hold for temporary or defensive purposes) are not exempt from North Carolina state income tax.

Any distributions of net realized gain earned by the North Carolina Municipal Money Market Portfolio on the sale or exchange of certain obligations of the State of North Carolina or its subdivisions that were issued before July 1, 1995, will also be exempt from North Carolina income tax to the Portfolio’s shareholders.  Distributions of gains earned by the North Carolina Municipal Money Market Portfolio on the sale or exchange of all other obligations will be subject to North Carolina income tax.

Distributions of exempt-interest dividends, to the extent attributable to interest on North Carolina State-Specific Obligations and to interest on direct obligations of the United States (including territories thereof), are not subject to North Carolina individual or corporate income tax.  Distributions of gains attributable to certain obligations of the State of North Carolina and its political subdivisions issued prior to July 1, 1995, are not subject to North Carolina individual or corporate income tax; however, distributions of gains attributable to such types of obligations that were issued after June 30, 1995, will be subject to North Carolina individual or corporate income tax.  An investment in a Portfolio (including the North Carolina Municipal Money Market Portfolio) by a corporation subject to the North Carolina franchise tax will be included in the capital stock, surplus and undivided profits base in computing the North Carolina franchise tax.  Investors in a Portfolio including, in particular, corporate investors which may be subject to the North Carolina franchise tax, should consult their tax advisers with respect to the effects on such tax of an investment in a Portfolio and with respect to their tax situation in general.

Virginia Tax Considerations.  Dividends paid by the Virginia Municipal Money Market Portfolio and derived from interest on obligations of the Commonwealth of Virginia or of any political subdivision or instrumentality of the Commonwealth or derived from interest or dividends on obligations of the United States excludable from Virginia taxable income under the laws of the United States, which obligations are issued in the exercise of the borrowing power of the Commonwealth or the United States and are backed by the full faith and credit of the Commonwealth or the United States, will generally be exempt from the Virginia income tax.  Dividends derived from interest on debt obligations of certain territories and possessions of the United States backed by the full faith and credit of the borrowing government (those issued by Puerto Rico, the Virgin Islands and Guam) will also be exempt from the Virginia income tax.  Dividends derived from interest on debt obligations other than those described above will be subject to the Virginia income tax even though it may be excludable from gross income for Federal income tax purposes.

Generally, dividends distributed to shareholders by the Portfolio and derived from capital gains will be taxable to the shareholders. Capital gains distributed to shareholders derived from Virginia obligations issued pursuant to special Virginia enabling legislation which provides a specific exemption for such gains will be exempt from Virginia income tax.

When taxable income of a regulated investment company is commingled with exempt income, all distributions of the income are presumed taxable to the shareholders unless the portion of income that is exempt from Virginia income tax can be determined with reasonable certainty and substantiated.  Generally, this determination must be made for each distribution to each shareholder.  The Virginia Department of Taxation has adopted a policy of allowing shareholders to exclude from their Virginia taxable income the exempt portion of distributions from a regulated investment company even though the shareholders receive distributions monthly but receive reports substantiating the exempt portion of such distributions at less frequent intervals.  Accordingly, if the Portfolio receives taxable income, the Portfolio must determine the portion of income that is exempt from Virginia income tax and provide such information to the shareholders in accordance with the foregoing so that the shareholders may exclude from Virginia taxable income the exempt portion of the distribution from the Portfolio.

As a regulated investment company, the Virginia Municipal Money Market Portfolio may distribute dividends that are exempt from the Virginia income tax to its shareholders if the Portfolio satisfies all requirements for conduit treatment under Federal law and, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt from taxation under Federal law.  If the Portfolio fails to qualify, no part of its dividends will be exempt from the Virginia income tax.  To the extent any portion of the dividends are derived from taxable interest for Virginia purposes or from net short-term capital gains, such portion will be taxable to the shareholders as ordinary income.  The character of long-term capital gains

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realized and distributed by the Portfolio will follow through to its shareholders regardless of how long the shareholders have held their shares.  Generally, interest on indebtedness incurred by shareholders to purchase or carry shares of the Portfolio will not be deductible for Virginia income tax purposes.

New Jersey Tax Considerations. It is anticipated that the New Jersey Municipal Money Market Portfolio will qualify as a “Qualified Investment Fund” and as a result, the main portion of each distribution paid by the New Jersey Municipal Money Market Portfolio will not be subject to the New Jersey gross income tax.  Only that portion of each distribution will be subject to New Jersey taxation that represents income or gains attributable to obligations that are not exempt from State or local tax under New Jersey or federal law.  Net gains from the redemption of shares of the New Jersey Municipal Money Market Portfolio will also be exempt from the New Jersey gross income tax as long as they continue to qualify as Qualified Investment Funds.

As defined in N.J.S.A. 54A:6-14.1, a “Qualified Investment Fund” is an investment company or trust registered with the Securities and Exchange Commission, or any series of such investment company or trust, which for the calendar year in which the distribution is paid: (a) has no investments other than interest-bearing obligations, obligations issued at a discount, and cash and cash items, including receivables and Qualified Financial Instruments; and (b) has at the close of each quarter of the taxable year at least 80% of the aggregate principal amount of all of its investments, excluding Qualified Financial Instruments and cash and cash items (including receivables), in New Jersey State-Specific Obligations, U.S. Government Obligations, and other obligations that are exempt from State or local taxation under New Jersey or federal law.  “New Jersey State-Specific Obligations” are obligations issued by or on behalf of New Jersey or any county, municipality, school or other district, agency, authority, commission, instrumentality, public corporation (including one created or existing pursuant to agreement or compact between New Jersey and another state), body corporate and politic or political subdivision of New Jersey.  “U.S. Government Obligations” are obligations issued by the U.S. Government, its agencies and instrumentalities, which are statutorily free from New Jersey or local taxation under the laws of the United States.  “Qualified Financial Instruments” are financial options, futures, forward contracts, or other similar financial instruments related to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto, to the extent such instruments are authorized by the regulated investment company rules of the Internal Revenue Code.

In accordance with New Jersey law as currently in effect, distributions paid by a qualified investment fund are excluded from New Jersey gross income tax to the extent that the distributions are attributable to interest or gains from New Jersey State-Specific Obligations, U.S. Government Obligations, and other obligations that are exempt from State or local taxation under New Jersey or federal law. To the extent attributable to other sources, distributions will be subject to the New Jersey gross income tax.  The New Jersey Municipal Money Market Portfolio will notify shareholders by February 15 of each calendar year as to the amounts of all distributions for the prior year which are exempt from New Jersey gross income tax and the amounts, if any, which are subject to New Jersey gross income tax.  It is intended that the New Jersey Municipal Money Market Portfolio will qualify as a Qualified Investment Fund each year; however, in extreme or unusual market circumstances the Fund might not seek, or might not be able, to qualify as a Qualified Investment Fund by holding 80% of the aggregate principal of its investments at the end of each quarter of the taxable year in obligations that are exempt from State or local taxation under New Jersey or federal law.

The New Jersey gross income tax is not applicable to corporations. For all corporations subject to the New Jersey Corporation Business Tax, dividends and distributions from a qualified investment fund are included in the tax base for purposes of computing the net income tax portion of the Corporation Business Tax and may be included in the gross receipts base for purposes of computing alternative minimum assessment portion of the Corporation Business Tax. Furthermore, any gain upon the redemption or sale of shares by a corporate shareholder is also included in the net income tax base and may be added to the gross receipts base for purposes of computing the Corporation Business Tax.  Shares of the New Jersey Municipal Money Market Portfolio are not subject to property taxation by New Jersey.

Prospective Investors should be aware that investments in the New Jersey Money Market Portfolio may not be suitable for persons who do not receive income subject to the New Jersey gross income tax.

Delaware Tax Considerations.  So long as the Delaware Municipal Bond Portfolio qualifies as a regulated investment company under the Code, individuals, estates or trusts that are subject to Delaware personal income tax

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will not be subject to such tax with respect to (i) “exempt interest dividends” (as defined in the Code) attributable to interest on Delaware State-Specific Obligations and (ii) dividends attributable to interest paid on certain U.S. government obligations, provided that the Delaware Municipal Bond Portfolio sends shareholders a written statement of the dollar amount or percentage of total distributions by the Delaware Municipal Bond Portfolio that are described in (i) and (ii).  Other distributions made by the Portfolio to its shareholders who are individuals, estates or trusts subject to Delaware personal income tax will be includible in the gross income of such shareholders for Delaware personal income tax purposes to the same extent as such distributions are includible in the gross income of such shareholders for Federal income tax purposes.  Distributions made by the Delaware Municipal Bond Portfolio to its shareholders who are corporations or other entities subject to Delaware corporate income tax will be excluded from the Delaware taxable income of such shareholders to the same extent as such distributions are excluded from the Federal taxable income of such shareholders.

Kentucky Tax Considerations. Shareholders of the Kentucky Municipal Bond Portfolio who otherwise are subject to individual or corporate income tax in Kentucky will not be subject to such taxes on distributions with respect to their shares in the Kentucky Municipal Bond Portfolio to the extent such distributions are attributable to interest on obligations of the Commonwealth of Kentucky or any of its political subdivisions or taxing authorities, obligations of the United States, or obligations of the government of Puerto Rico, the U.S. Virgin Islands, Guam, the Northern Mariana Islands, or (for obligations issued after October 16, 2004) American Samoa.  Capital distributions with respect to shares in the Kentucky Municipal Bond Portfolio will be includable in income for Kentucky income tax purposes to the same extent as for federal income tax purposes, provided, however, that, unlike for federal income tax purposes, capital gains are taxed for Kentucky income tax purposes at the same rates as ordinary income.

 Many local governments in Kentucky, including Louisville Metro Government, Lexington-Fayette Urban County Government, Bowling Green and Covington, impose taxes on the net profits of businesses operating (in any form, including proprietorships) within the local jurisdiction.  Such taxes should not be imposed on income derived from an investment in the Kentucky Municipal Bond Fund.  Because of differences in the provisions of the local ordinances imposing such taxes, however, it is not possible to address their specific impact.

Pennsylvania Tax Considerations. Income received by a shareholder attributable to interest realized by the Pennsylvania Municipal Money Market Portfolio from Pennsylvania State-Specific Obligations is not taxable to individuals, estates or trusts under the Personal Income Tax; to corporations under the Corporate Net Income Tax; nor to individuals under the Philadelphia School District Net Investment Income Tax (“School District Tax”).

Income received by a shareholder attributable to gain on the sale or other disposition by the Pennsylvania Municipal Money Market Portfolio of Pennsylvania State-Specific Obligations is generally taxable under the Personal Income Tax and the Corporate Net Income Tax, but such income is not taxable under the School District Tax.

This discussion does not address the extent, if any, to which shares of the Pennsylvania Municipal Money Market Portfolio, or interest and gain thereon, is subject to, or included in the measure of, the special taxes imposed by the Commonwealth of Pennsylvania on banks and other financial institutions or with respect to any privilege, excise, franchise or other tax imposed on business entities not discussed above (including the Corporate Capital Stock/Franchise Tax).

ADDITIONAL INFORMATION CONCERNING SHARES

Shares of each class of each Portfolio of the Fund bear their pro rata portion of all operating expenses paid by a Portfolio, except transfer agency fees, certain administrative/servicing fees and amounts payable under the Fund’s Amended and Restated Distribution and Service Plan.  Each share of a Portfolio of the Fund has a par value of $.001, represents an interest in that Portfolio and is entitled to the dividends and distributions earned on that Portfolio’s assets that are declared in the discretion of the Board of Trustees. The Fund’s shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held, and will vote in the aggregate and not by class, except where otherwise required by law or as determined by the Board of Trustees.

Shares of the Fund have noncumulative voting rights and, accordingly, the holders of more than 50% of the Fund’s outstanding shares (irrespective of class) may elect all of the trustees.  Shares have no preemptive rights and

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only such conversion and exchange rights as the Board may grant in its discretion.  When issued for payment, shares will be fully paid and non-assessable by the Fund.

There will normally be no meetings of shareholders for the purpose of electing trustees unless and until such time as required by law.  At that time, the trustees then in office will call a shareholders meeting to elect trustees.  Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees.  The Fund’s Declaration of Trust provides that meetings of the shareholders of the Fund shall be called by the trustees upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote.

Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter.  Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio.  Under the Rule, the approval of an investment advisory agreement, a distribution plan subject to Rule 12b-1 under the 1940 Act or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio.  However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Fund voting together in the aggregate without regard to a particular investment portfolio.

The proceeds received by each Portfolio for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of that Portfolio.  The underlying assets of each Portfolio will be segregated on the books of account, and will be charged with the liabilities in respect to that Portfolio and with a share of the general liabilities of the Fund.  As stated herein, certain expenses of a Portfolio may be charged to a specific class of shares representing interests in that Portfolio.

The Funds’ Declaration of Trust authorizes the Board of Trustees, without shareholder approval (unless otherwise required by applicable law), to:  (i) sell and convey the assets belonging to a class of shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such class to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (ii) sell and convert the assets belonging to one or more classes of shares into money and, in connection therewith, to cause all outstanding shares of such class to be redeemed at their net asset value; or (iii) combine the assets belonging to a class of shares with the assets belonging to one or more other classes of shares if the Board of Trustees reasonably determines that such combination will not have a material adverse effect on the shareholders of any class participating in such combination and, in connection therewith, to cause all outstanding shares of any such class to be redeemed or converted into shares of another class of shares at their net asset value.  The Board of Trustees may authorize the liquidation and termination of any Portfolio or class of shares.  Upon any liquidation of a Portfolio, Shareholders of each class of the Portfolio are entitled to share pro rata in the net assets belonging to that class available for distribution.

MISCELLANEOUS

The Fund.  The Fund was organized as a Massachusetts business trust on December 22, 1988, and is registered under the 1940 Act as an open end, management investment company.  Each of the Portfolios except the Health Sciences Opportunities, Global Resources, All-Cap Global Resources, Inflation Protected Bond, New Jersey Municipal Money Market, North Carolina Municipal Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market, Virginia Municipal Money Market, Ohio Municipal Bond, Delaware Municipal Bond and Kentucky Municipal Bond Portfolios is diversified.  Effective January 31, 1998, the Fund changed its name from Compass Capital FundsSM to BlackRock FundsSM.

Master-Feeder Structure.  The Index Equity Portfolio, unlike many other investment companies which directly acquire and manage their own portfolio of securities, seeks to achieve its investment objective by investing

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all of its investable assets in the Index Master Portfolio.  The Index Equity Portfolio purchases shares of the Index Master Portfolio at net asset value.  The net asset value of the Index Equity Portfolio shares responds to increases and decreases in the value of the Index Master Portfolio’s securities and to the expenses of the Index Master Portfolio allocable to the Index Equity Portfolio (as well as its own expenses).  The Index Equity Portfolio may withdraw its investment in the Index Master Portfolio at any time upon 30 days notice to the Index Master Portfolio if the Board of Trustees of the Fund determines that it is in the best interests of the Index Equity Portfolio to do so.  Upon withdrawal, the Board of Trustees would consider what action might be taken, including the investment of all of the assets of the Index Equity Portfolio in another pooled investment entity having the same investment objective as the Index Equity Portfolio or the hiring of an investment adviser to manage the Index Equity Portfolio’s assets in accordance with the investment policies described above with respect to the Index Equity Portfolio.

The Index Master Portfolio is a separate series of the Trust, which is a statutory trust created under the laws of the State of Delaware.  The Index Equity Portfolio and other institutional investors that may invest in the Index Master Portfolio from time to time (e.g., other investment companies) will each bear a share of all liabilities of the Index Master Portfolio.  Under the Delaware Statutory Trust Act, shareholders of the Index Master Portfolio have the same limitation of personal liability as shareholders of a Delaware corporation.  Accordingly, Fund management believes that neither the Index Equity Portfolio nor its shareholders will be adversely affected by reason of the Index Equity Portfolio’s investing in the Index Master Portfolio.

The shares of the Index Master Portfolio are offered to institutional investors in private placements for the purpose of increasing the funds available for investment and achieving economies of scale that might be available at higher asset levels.  The expenses of such other institutional investors and their returns may differ from those of the Index Equity Portfolio.  While investment in the Index Master Portfolio by other institutional investors offers potential benefits to the Index Master Portfolio (and, indirectly, to the Index Equity Portfolio), economies of scale and related expense reductions might not be achieved.  Also, if an institutional investor were to redeem its interest in the Index Master Portfolio, the remaining investors in the Index Master Portfolio could experience higher pro rata operating expenses and correspondingly lower returns.  In addition, institutional investors that have a greater pro rata ownership interest in the Index Master Portfolio than the Index Equity Portfolio could have effective voting control over the operation of the Index Master Portfolio.

Shares in the Index Master Portfolio have equal, non-cumulative voting rights, except as set forth below, with no preferences as to conversion, exchange, dividends, redemption or any other feature.  Shareholders of the Trust have the right to vote only (i) for removal of the Trust’s trustees, (ii) with respect to such additional matters relating to the Trust as may be required by the applicable provisions of the 1940 Act, and (iii) on such other matters as the trustees of the Trust may consider necessary or desirable.  In addition, approval of the shareholders of the Trust is required to adopt any amendments to the Agreement and Declaration of Trust of the Trust which would adversely affect to a material degree the rights and preferences of the shares of the Index Master Portfolio or to increase or decrease their par value.  The Index Master Portfolio’s shareholders will also be asked to vote on any proposal to change a fundamental investment policy (i.e., a policy that may be changed only with the approval of shareholders) of the Index Master Portfolio.  If a shareholder of the Index Master Portfolio becomes bankrupt, a majority in interest of the remaining shareholders in the Portfolio must vote within 120 days to approve the continuing existence of the Index Master Portfolio or the Portfolio will be liquidated.

When the Index Equity Portfolio, as a shareholder of the Index Master Portfolio, votes on matters pertaining to the Index Master Portfolio, the Index Equity Portfolio would hold a meeting of its shareholders and would cast its votes proportionately as instructed by Index Equity Portfolio shareholders.

The investment objective of the Index Master Portfolio may not be changed without approval of its shareholders.  Shareholders of the Index Equity Portfolio will receive written notice thirty days prior to the effective date of any change in the investment objective of the Index Master Portfolio.  If the Index Master Portfolio changes its investment objective in a manner that is inconsistent with the investment objective of the Index Equity Portfolio and the Fund’s Board of Trustees fails to approve a similar change in the investment objective of the Index Equity Portfolio, the Index Equity Portfolio would be forced to withdraw its investment in the Index Master Portfolio and either seek to invest its assets in another registered investment company with the same investment objective as the Index Equity Portfolio, which might not be possible, or retain an investment adviser to manage the Index Equity Portfolio’s assets in accordance with its own investment objective, possibly at increased cost.  A withdrawal by the

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Index Equity Portfolio of its investment in the Index Master Portfolio could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to the Index Equity Portfolio.  Should such a distribution occur, the Index Equity Portfolio could incur brokerage fees or other transaction costs in converting such securities to cash in order to pay redemptions.  In addition, a distribution in kind to the Index Equity Portfolio could result in a less diversified portfolio of investments and could adversely affect the liquidity of the Portfolio.  A distribution to the Index Equity Portfolio will generally only result in a taxable gain for federal income tax purposes to the extent that any cash distributed exceeds the Index Equity Portfolio’s tax basis in its shares of the Index Master Portfolio.

The conversion of the Index Equity Portfolio into a feeder fund of the Index Master Portfolio was approved by shareholders of the Index Equity Portfolio at a meeting held on November 30, 1995.  The policy of the Index Equity Portfolio, and other similar investment companies, to invest their investable assets in funds such as the Index Master Portfolio is a relatively recent development in the mutual fund industry and, consequently, there is a lack of substantial experience with the operation of this policy.  There may also be other investment companies or entities through which you can invest in the Index Master Portfolio which may have different sales charges, fees and other expenses which may affect performance.  As of the date of this Statement of Additional Information, two other feeder funds invest all of their investable assets in the Index Master Portfolio.  For information about other funds that may invest in the Index Master Portfolio, please contact DFA at (310) 395-8005.

Counsel.  The law firm of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York 10017, serves as the Fund’s counsel.  The law firm of Stradley Ronon Stevens & Young, LLP, 2600 One Commerce Square, Philadelphia, Pennsylvania 19103, serves as the Trust’s counsel.

Independent Registered Public Accountant.  Deloitte & Touche LLP, with offices at 1700 Market Street, Philadelphia, Pennsylvania, serves as the Funds’ independent registered public accountant.

Shareholder Ownership.  The name, address and percentage ownership of each person that on December 31, 2006, owned of record or beneficially 5% or more of the outstanding shares of a Portfolio that had commenced operations are set forth on Appendix D.

On December 31, 2006, PNC Bank, which has its principal offices at 1600 Market Street, Philadelphia, Pennsylvania 19103, held of record approximately 24.757% of the Fund’s outstanding shares.  PNC Bank is a national bank organized under the laws of the United States.  All of the capital stock of PNC Bank is owned by PNC Bancorp, Inc.  All of the capital stock of PNC Bancorp, Inc. is owned by The PNC Financial Services Group, Inc., a publicly-held bank holding company.

On December 31, 2006, J.J.B. Hilliard, W.L. Lyons, Inc., Cash Balance Sweeps, Attn: Barbara O’Neal, which has its principal offices at 501 Hilliard Lyons Center, Louisville, Kentucky 40202 held of record approximately 6.167% of the Fund’s outstanding shares.

Shareholder Approvals.  As used in this Statement of Additional Information and in the Prospectuses, a “majority of the outstanding shares” of a class, series or Portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the lesser of (1) 67% of the shares of the particular class, series or Portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such class, series or Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of such class, series or Portfolio.

FINANCIAL STATEMENTS

BlackRock Funds.  The audited financial statements and notes thereto in the Fund’s Annual Reports to Shareholders for the fiscal year ended September 30, 2006 (the “2006 Annual Report”) are incorporated in this

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Statement of Additional Information by reference.  No other parts of the 2006 Annual Report are incorporated by reference herein.  The financial statements included in the 2006 Annual Report have been audited by Deloitte & Touche LLP. The reports of Deloitte & Touche LLP are incorporated herein by reference.  Such financial statements have been incorporated herein in reliance upon such reports given upon Deloitte & Touche LLP’s authority as experts in accounting and auditing.  Additional copies of the 2006 Annual Reports may be obtained at no charge by telephoning the Distributor at the telephone number appearing on the front page of this Statement of Additional Information.

Index Master Portfolio.  The audited financial statements and notes thereto for The U.S. Large Company Series of the Trust contained in the Trust’s Annual Report to Shareholders for the fiscal year ended November 30, 2005 (the “2005 Index Master Report”) and the unaudited financial statements and notes thereto for the Trust’s U.S. Large Company Series for the period ended May 31, 2006 (the “2006 Unaudited Index Master Report”), contained in the Trust’s Semi-Annual Report to Shareholders are incorporated by reference into this Statement of Additional Information. No other parts of the 2005 Index Master Report or 2006 Unaudited Index Master Report are incorporated by reference herein. The financial statements included in the 2005 Index Master Report have been audited by the Trust’s independent registered public accountant, PricewaterhouseCoopers LLP, whose reports thereon are incorporated herein by reference. Such financial statements have been incorporated herein by reference in reliance upon such reports given upon their authority as experts in accounting and auditing. Additional copies of the 2005 Index Master Report and the 2006 Unaudited Index Master Report may be obtained at no charge by telephoning the Trust at (310) 395-8005.

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APPENDIX A

Commercial Paper Ratings

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.  The following summarizes the rating categories used by Standard and Poor’s for commercial paper:

“A-1” - Issue’s degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted “A-1+.”

“A-2” - Issue’s capacity for timely payment is satisfactory.  However, the relative degree of safety is not as high as for issues designated “A-1.”

“A-3” - Issue has an adequate capacity for timely payment.  It is, however, somewhat more vulnerable to the adverse effects of changes in circumstances than an obligation carrying a higher designation.

“B” - Issue has only a speculative capacity for timely payment.

“C” - Issue has a doubtful capacity for payment.

“D” - Issue is in payment default.

Moody’s commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months.  The following summarizes the rating categories used by Moody’s for commercial paper:

“Prime-1” - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations.  Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

“Prime-2” - Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, will be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternative liquidity is maintained.

“Prime-3” - Issuer or related supporting institutions have an acceptable capacity for repayment of short-term promissory obligations.  The effects of industry characteristics and market composition may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage.  Adequate alternate liquidity is maintained.

“Not Prime” - Issuer does not fall within any of the Prime rating categories.

Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years.  The following summarizes the rating categories used by Fitch for short-term obligations:

“F-1+” - Securities possess exceptionally strong credit quality.  Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

A-1

“F-1” - Securities possess very strong credit quality.  Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated “F-1+.”

“F-2” - Securities possess good credit quality.  Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the “F-1+” and “F-1” categories.

“F-3” - Securities possess fair credit quality.  Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

“F-S” - Securities possess weak credit quality.  Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

“D” - Securities are in actual or imminent payment default.

Fitch may also use the symbol “LOC” with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.

Corporate and Municipal Long-Term Debt Ratings

The following summarizes the ratings used by Standard & Poor’s for corporate and municipal debt:

“AAA” - This designation represents the highest rating assigned by Standard & Poor’s to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

“AA” - Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

“A” - Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

“BBB” - Debt is regarded as having an adequate capacity to pay interest and repay principal.  Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

“BB,” “B,” “CCC,” “CC” and “C” - Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.  “BB” indicates the lowest degree of speculation and “C” the highest degree of speculation.  While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

“BB” - Debt has less near-term vulnerability to default than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.  The “BB” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BBB-” rating.

“B” - Debt has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments.  Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal.  The “B” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BB” or “BB-” rating.

A-2

“CCC” - Debt has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal.  In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.  The “CCC” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “B” or “B-” rating.

“CC” - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied “CCC” rating.

“C” - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied “CCC-” debt rating.  The “C” rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

“CI” - This rating is reserved for income bonds on which no interest is being paid.

“D” - Debt is in payment default.  This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period.  “D” rating is also used upon the filing of a  bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-) - The ratings from “AA” through “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

“r” - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks.  Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.  The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

The following summarizes the ratings used by Moody’s for corporate and municipal long-term debt:

“Aaa” - Bonds are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

“Aa” - Bonds are judged to be of high quality by all standards.  Together with the “Aaa” group they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

“A” - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations.  Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

“Baa” - Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

“Ba,” “B,” “Caa,” “Ca,” and “C” - Bonds that possess one of these ratings provide questionable protection of interest and principal (“Ba” indicates some speculative elements; “B” indicates a general lack of characteristics of desirable investment; “Caa” represents a poor standing; “Ca” represents obligations which are speculative in a high degree; and “C” represents the lowest rated class of bonds).  “Caa,” “Ca” and “C” bonds may be in default.

A-3

Con. (—) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally.  These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches.  Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

(P) - When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds.  The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

Note:  Those bonds in the Aa, A, Baa, Ba and B groups which Moody’s believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Ba1 and B1.

The following summarizes the highest four ratings used by Fitch for corporate and municipal bonds:

“AAA” - Bonds considered to be investment grade and of the highest credit quality.  The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

“AA” - Bonds considered to be investment grade and of very high credit quality.  The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA.”  Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-1+.”

“A” - Bonds considered to be investment grade and of high credit quality.  The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

“BBB” - Bonds considered to be investment grade and of satisfactory credit quality.  The obligor’s ability to pay interest and repay principal is considered to be adequate.  Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment.  The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

“BB,” “B,” “CCC,” “CC,” “C,” “DDD,” “DD,” and “D” - Bonds that possess one of these ratings are considered by Fitch to be speculative investments.  The ratings “BB” to “C” represent Fitch’s assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default.  For defaulted bonds, the rating “DDD” to “D” is an assessment of the ultimate recovery value through reorganization or liquidation.

To provide more detailed indications of credit quality, the Fitch ratings from and including “AA” to “BBB” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

Municipal Note Ratings

A Standard and Poor’s rating reflects the liquidity concerns and market access risks unique to notes due in three years or less.  The following summarizes the ratings used by Standard & Poor’s Ratings Group for municipal notes:

“SP-1” - The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest.  Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

“SP-2” - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

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“SP-3” - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

Moody’s ratings for state and municipal notes and other short-term loans are designated Moody’s Investment Grade (“MIG”) and variable rate demand obligations are designated Variable Moody’s Investment Grade (“VMIG”).  Such ratings recognize the differences between short-term credit risk and long-term risk.  The following summarizes the ratings by Moody’s Investors Service, Inc. for short-term notes:

“MIG-1”/”VMIG-1” - Loans bearing this designation are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

“MIG-2”/”VMIG-2” - Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

“MIG-3”/”VMIG-3” - Loans bearing this designation are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades.  Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

“MIG-4”/”VMIG-4” - Loans bearing this designation are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

“SG” - Loans bearing this designation are of speculative quality and lack margins of protection.

Fitch uses the short-term ratings described under Commercial Paper Ratings for municipal notes.

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APPENDIX B

Certain Portfolios of the Fund may enter into futures transactions.  These transactions are described in this Appendix.

Futures Contracts

If so provided in the Prospectus relating to a particular Portfolio, the Portfolio may purchase and sell interest rate, currency and index futures contracts that are traded on U.S. and non-U.S. commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, bills, GNMA Certificates and/or on any non-U.S. government fixed-income security, on various currencies and on such indices of U.S. and non-U.S. securities as may exist or come into existence.

A futures contract purchaser generally incurs an obligation to take delivery of a specified amount of the instrument (that is, the security or securities or the non-U.S. currency) underlying the contract at a specified time in the future for a specified price.  A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying instrument at a specified time in return for an agreed upon price.  The purchase of a futures contract enables a Portfolio, during the term of the contract, to lock in a price at which it may purchase a security or currency and protect against a rise in prices pending purchase of portfolio securities.  The sale of a future contract enables a Portfolio to lock in a price at which it may sell a security or currency and protect against declines in the value of portfolio securities.

Although most futures contracts call for actual delivery or acceptance of the underlying instrument, the contracts usually are closed out before the settlement date without the making or taking of delivery.  Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price.  A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of the underlying instrument and the same delivery date.  If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain.  If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss.  Similarly, a futures contract purchase is closed out by effecting a future contract sale for the same aggregate amount of the specific type of the underlying instrument and the same delivery date.  If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.  There is no assurance that a Portfolio will be able to enter into a closing transaction.

Margin

If a Portfolio enters into a futures contract, it is initially required to deposit an “initial margin” of cash, U.S. government securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount.  Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change.  In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker’s client but is, rather, a good faith deposit on the futures contract which will be returned to a Portfolio upon the proper termination of the futures contract.

The margin deposits made are marked to market daily and a Portfolio may be required to make subsequent deposits of cash, U.S. government securities or other liquid portfolio securities, called “variation margin,” which are reflective of price fluctuations in the futures contract. For example, when a Portfolio has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instrument, that position will have increased in value and the Portfolio will be entitled to receive from the broker a variation margin payment equal to that increase in value.  Conversely, where a Portfolio has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instrument, the position would be less valuable and the Portfolio would be required to make a variation margin payment to the broker.  Prior to expiration

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of the futures contract, the Adviser to a Portfolio may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Portfolio’s position in the futures contract.  A final determination of variation margin is then made, additional cash is required to be paid by or released to the Portfolio, and the Portfolio realizes a loss or a gain.

Options on Futures Contracts

A Portfolio may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position.  An option on the futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option.  Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts.  Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

Risks of Transactions in Futures Contracts and Options on Futures Contracts

The prices of securities, currencies and indices subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash price of a Portfolio’s securities (and the currencies in which they are denominated).  Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates, market movements and/or currency exchange rates against which a Portfolio seeks a hedge.  A correlation may also be distorted (a) temporarily, by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds; (b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements; (c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market.  Due to the possibility of price distortion in the futures market and because of the possible imperfect correlation between movements in the prices of securities, currencies and indices and movements in the price of futures contracts, a correct forecast of interest rate, currency exchange rate and/or market movement trends by a Portfolio’s adviser may still not result in a successful hedging transaction.

There is no assurance that a liquid secondary market will exist for futures contracts and related options in which a Portfolio may invest.  In the event a liquid market does not exist, it may not be possible to close out a future position and, in the event of adverse price movements, the Portfolio would continue to be required to make daily case payments of variation margin.  The absence of a liquid market in futures contracts might cause a Portfolio to make or take delivery of the instruments underlying futures contracts at a time when it may be disadvantageous to do so.

Exchanges also limit the amount by which the price of a futures contract may move on any day.  If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased.  In the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin on open futures positions.  In these situations, if a Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so.  In addition, a Portfolio may be required to take or make delivery of the instruments underlying futures contracts it holds at a time when it is disadvantageous to do so.  The inability to close out options and futures positions could also have an adverse impact on a Portfolio’s ability to effectively hedge its portfolio.

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The risk of loss in trading futures contracts in some strategies can be substantial, due both to the relatively low margin deposits required, and the extremely high degree of leverage involved in futures pricing.  As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor.  For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out.  A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out.  Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

Futures contracts and options thereon which are purchased or sold on non-U.S. commodities exchanges may have greater price volatility than their U.S. counterparts.  Furthermore, non-U.S. commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges.  Brokerage commissions, clearing costs and other transaction costs may be higher on non-U.S. exchanges.  Greater margin requirements may limit a Portfolio’s ability to enter into certain commodity transactions on non-U.S. exchanges. Moreover, differences in clearance and delivery requirements on non-U.S. exchanges may occasion delays in the settlement of a Portfolio’s transactions effected on non-U.S. exchanges.

In the event of the bankruptcy of a broker through which a Portfolio engages in transactions in futures or options thereon, the Portfolio could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss on all or part of its margin deposits with the broker.

If a Portfolio maintains a short position in a futures contract or has sold a call option on a futures contract, the adviser or sub-adviser will designate liquid assets on its books and records in an amount equal (when added to any initial or variation margin on deposit) to the market value of the instrument underlying the futures contract or the exercise price of the option.  Such a position may also be covered by owning the instrument underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Portfolio to purchase the same contract at a price no higher than the price at which the short position was established.

In addition, if a Portfolio holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained on the books of the Portfolio.  Alternatively, a Portfolio could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by a Portfolio.

Accounting Treatment

Any Portfolio trading in futures contracts and options thereon will account for such instruments in accordance with generally accepted accounting principles.

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Appendix C

Proxy Voting Policies and Procedures

For BlackRock Advisors, LLC

And Its Affiliated SEC Registered Investment Advisers

Effective

September 30, 2006

Proxy Voting Policies and Procedures

These Proxy Voting Policies and Procedures (“Policy”) for BlackRock Advisors, LLC and its affiliated U.S. registered investment advisers(1) (“BlackRock”) reflect our duty as a fiduciary under the Investment Advisers Act of 1940 (the “Advisers Act”) to vote proxies in the best interests of our clients.  BlackRock serves as the investment manager for investment companies, other commingled investment vehicles and/or separate accounts of institutional and other clients. The right to vote proxies for securities held in such accounts belongs to BlackRock’s clients. Certain clients of BlackRock have retained the right to vote such proxies in general or in specific circumstances.(2) Other clients, however, have delegated to BlackRock the right to vote proxies for securities held in their accounts as part of BlackRock’s authority to manage, acquire and dispose of account assets.

When BlackRock votes proxies for a client that has delegated to BlackRock proxy voting authority, BlackRock acts as the client’s agent. Under the Advisers Act, an investment adviser is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services the adviser undertakes on the client’s behalf, including proxy voting. BlackRock is therefore subject to a fiduciary duty to vote proxies in a manner BlackRock believes is consistent with the client’s best interests,(3) whether or not the client’s proxy voting is subject to the fiduciary standards of the Employee Retirement Income Security Act of 1974 (“ERISA”).(4) When voting proxies for client accounts (including investment companies), BlackRock’s primary objective is to make voting decisions solely in the best interests of clients and ERISA clients’ plan beneficiaries and participants. In fulfilling its obligations to clients, BlackRock will seek to act in a manner that it believes is most likely to enhance the economic value of the underlying securities held in client accounts.(5) It is imperative that BlackRock considers the interests of its clients, and not the interests of BlackRock, when voting proxies and that real (or perceived) material conflicts that may arise between BlackRock’s interest and those of BlackRock’s clients are properly addressed and resolved.

Advisers Act Rule 206(4)-6 was adopted by the SEC in 2003 and requires, among other things, that an investment adviser that exercises voting authority over clients’ proxy voting adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, discloses to its clients information about those policies and procedures and also discloses to clients how they may obtain information on how the adviser has voted their proxies.

In light of such fiduciary duties, the requirements of Rule 206(4)-6, and given the complexity of the issues that may be raised in connection with proxy votes, BlackRock has adopted these policies and procedures.  BlackRock’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Committee”), addresses proxy voting issues on behalf of BlackRock and its clients.(6)  The Committee is comprised of senior

(1) The Policy does not apply to BlackRock Asset Management U.K. Limited and BlackRock Investment Managers International Limited, which are U.S. registered investment advisers based in the United Kingdom.

(2) In certain situations, a client may direct BlackRock to vote in accordance with the client’s proxy voting policies.  In these situations, BlackRock will seek to comply with such policies to the extent it would not be inconsistent with other BlackRock legal responsibilities.

(3) Letter from Harvey L. Pitt, Chairman, SEC, to John P.M. Higgins, President, Ram Trust Services (February 12, 2002)  (Section 206 of the Investment Advisers Act imposes a fiduciary responsibility to vote proxies fairly and in the best interests of clients); SEC Release No. IA-2106 (February 3, 2003).

(4) DOL Interpretative Bulletin of Sections 402, 403 and 404 of ERISA at 29 C.F.R. 2509.94-2

(5) Other considerations, such as social, labor, environmental or other policies, may be of interest to particular clients. While BlackRock is cognizant of the importance of such considerations, when voting proxies it will generally take such matters into account only to the extent that they have a direct bearing on the economic value of the underlying securities. To the extent that a BlackRock client desires to pursue a particular social, labor, environmental or other agenda through the proxy votes made for its securities held through BlackRock as investment adviser, BlackRock encourages the client to consider retaining direct proxy voting authority or to appoint independently a special proxy voting fiduciary other than BlackRock.

(6) Subject to the Proxy Voting Policies of Merrill Lynch Bank & Trust Company FSB, the Committee may also function jointly as the Proxy Voting Committee for Merrill Lynch Bank & Trust Company FSB trust accounts managed by personnel dually-employed by BlackRock.

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members of BlackRock’s Portfolio Management Group and advised by BlackRock’s Legal and Compliance Department.
I.                                         Scope of Committee Responsibilities

The Committee shall have the responsibility for determining how to address proxy votes made on behalf of all BlackRock clients, except for clients who have retained the right to vote their own proxies, either generally or on any specific matter. In so doing, the Committee shall seek to ensure that proxy votes are made in the best interests of clients, and that proxy votes are determined in a manner free from unwarranted or inappropriate influences. The Committee shall also oversee the overall administration of proxy voting for BlackRock accounts.(7)

The Committee shall establish BlackRock’s proxy voting guidelines, with such advice, participation and research as the Committee deems appropriate from portfolio managers, proxy voting services or other knowledgeable interested parties. As it is anticipated that there will not necessarily be a “right” way to vote proxies on any given issue applicable to all facts and circumstances, the Committee shall also be responsible for determining how the proxy voting guidelines will be applied to specific proxy votes, in light of each issuer’s unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternative actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated guidelines.

The Committee may determine that the subject matter of certain proxy issues are not suitable for general voting guidelines and requires a case-by-case determination, in which case the Committee may elect not to adopt a specific voting guideline applicable to such issues.  BlackRock believes that certain proxy voting issues – such as approval of mergers and other significant corporate transactions – require investment analysis akin to investment decisions, and are therefore not suitable for general guidelines. The Committee may elect to adopt a common BlackRock position on certain proxy votes that are akin to investment decisions, or determine to permit portfolio managers to make individual decisions on how best to maximize economic value for the accounts for which they are responsible (similar to normal buy/sell investment decisions made by such portfolio managers).(8)

While it is expected that BlackRock, as a fiduciary, will generally seek to vote proxies over which BlackRock exercises voting authority in a uniform manner for all BlackRock clients, the Committee, in conjunction with the portfolio manager of an account, may determine that the specific circumstances of such account require that such account’s proxies be voted differently due to such account’s investment objective or other factors that differentiate it from other accounts. In addition, on proxy votes that are akin to investment decisions, BlackRock believes portfolio managers may from time to time legitimately reach differing but equally valid views, as fiduciaries for BlackRock’s clients, on how best to maximize economic value in respect of a particular investment.

The Committee will also be responsible for ensuring the maintenance of records of each proxy vote, as required by Advisers Act Rule 204-2.(9)  All records will be maintained in accordance with applicable law. Except as may be required by applicable legal requirements, or as otherwise set forth herein, the Committee’s determinations and records shall be treated as proprietary, nonpublic and confidential.

The Committee shall be assisted by other BlackRock personnel, as may be appropriate. In particular, the Committee has delegated to the BlackRock Operations Department responsibility for monitoring corporate actions and ensuring that proxy votes are submitted in a timely fashion. The Operations Department shall ensure that proxy voting issues are promptly brought to the Committee’s attention and that the Committee’s proxy voting decisions are appropriately disseminated and implemented.

(7) The Committee may delegate day-to-day administrative responsibilities to other BlackRock personnel and/or outside service providers, as appropriate.

(8) The Committee will normally defer to portfolio managers on proxy votes that are akin to investment decisions except for proxy votes that involve a material conflict of interest, in which case it will determine, in its discretion, the appropriate voting process so as to address such conflict.

(9) The Committee may delegate the actual maintenance of such records to an outside service provider.  Currently, the Committee has delegated the maintenance of such records to Institutional Shareholder Services.

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To assist BlackRock in voting proxies, the Committee may retain the services of a firm providing such services.  BlackRock has currently retained Institutional Shareholder Services (“ISS”) in that role.  ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to BlackRock may include, but are not limited to, in-depth research, voting recommendations (which the Committee is not obligated to follow), vote execution, and recordkeeping.

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II.  Special Circumstances

Routine Consents.  BlackRock may be asked from time to time to consent to an amendment to, or grant a waiver under, a loan agreement, partnership agreement, indenture or other governing document of a specific financial instrument held by BlackRock clients.  BlackRock will generally treat such requests for consents not as “proxies” subject to these Proxy Voting Policies and Procedures but as investment matters to be dealt with by the responsible BlackRock investment professionals would, provided that such consents (i) do not relate to the election of a board of directors or appointment of auditors of a public company, and (ii) either (A) would not otherwise materially affect the structure, management or control of a public company, or (B) relate to a company in which BlackRock clients hold only interests in bank loans or debt securities and are consistent with customary standards and practices for such instruments.

Securities on Loan. Registered investment companies that are advised by BlackRock as well as certain of our advisory clients may participate in securities lending programs.  Under most securities lending arrangements, securities on loan may not be voted by the lender (unless the loan is recalled).  BlackRock believes that each client has the right to determine whether participating in a securities lending program enhances returns, to contract with the securities lending agent of its choice and to structure a securities lending program, through its lending agent, that balances any tension between loaning and voting securities in a matter that satisfies such client.  If  client has decided to participate in a securities lending program, BlackRock will therefore defer to the client’s determination and not attempt to seek recalls solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the client a less desirable lender in a marketplace.  Where a client retains a lending agent that is unaffiliated with BlackRock, BlackRock will generally not seek to vote proxies relating to securities on loan because BlackRock does not have a contractual right to recall such loaned securities for the purpose of voting proxies.  Where BlackRock or an affiliate acts as the lending agent, BlackRock will also generally not seek to recall loaned securities for proxy voting purposes, unless the portfolio manager responsible for the account or the Committee determines that voting the proxy is in the client’s best interest and requests that the security be recalled.

Voting Proxies for Non-US Companies. While the proxy voting process is well established in the United States, voting proxies of non-US companies frequently involves logistical issues which can affect BlackRock’s ability to vote such proxies, as well as the desirability of voting such proxies. These issues include (but are not limited to): (i) untimely notice of shareholder meetings, (ii) restrictions on a foreigner’s ability to exercise votes, (iii) requirements to vote proxies in person, (iv) “shareblocking” (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting), (v) potential difficulties in translating the proxy, and (vi) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions.

As a consequence, BlackRock votes proxies of non-US companies only on a “best-efforts” basis. In addition, the Committee may determine that it is generally in the best interests of BlackRock clients not to vote proxies of companies in certain countries if the Committee determines that the costs (including but not limited to opportunity costs associated with shareblocking constraints) associated with exercising a vote generally are expected to outweigh the benefit the client will derive by voting on the issuer’s proposal. If the Committee so determines in the case of a particular country, the Committee (upon advice from BlackRock portfolio managers) may override such determination with respect to a particular issuer’s shareholder meeting if the Committee believes the benefits of seeking to exercise a vote at such meeting outweighs the costs, in which case BlackRock will seek to vote on a best-efforts basis.

Securities Sold After Record Date.  With respect to votes in connection with securities held on a particular record date but sold from a client account prior to the holding of the related meeting, BlackRock may take no action on proposals to be voted on in such meeting.

Conflicts of Interest. From time to time, BlackRock may be required to vote proxies in respect of an issuer that is an affiliate of BlackRock (a “BlackRock Affiliate”), or a money management or other client of BlackRock (a

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“BlackRock Client”).(10)  In such event, provided that the Committee is aware of the real or potential conflict, the following procedures apply:

•                  The Committee intends to adhere to the voting guidelines set forth herein for all proxy issues including matters involving BlackRock Affiliates and BlackRock Clients.  The Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of BlackRock’s clients; and

•                  if the Committee determines  not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with the BlackRock Legal and Compliance Department and concluding that the vote cast is in the client’s best interest notwithstanding the conflict.

(10) Such issuers may include investment companies for which BlackRock provides investment advisory, administrative and/or other services.

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III.           Voting Guidelines

The Committee has determined that it is appropriate and in the best interests of BlackRock’s clients to adopt the following voting guidelines, which represent the Committee’s usual voting position on certain recurring proxy issues that are not expected to involve unusual circumstances. With respect to any particular proxy issue, however, the Committee may elect to vote differently than a voting guideline if the Committee determines that doing so is, in the Committee’s judgment, in the best interest of its clients. The guidelines may be reviewed at any time upon the request of any Committee member and may be amended or deleted upon the vote of a majority of voting Committee members present at a Committee meeting for which there is a quorum.

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A.            Boards of Directors

These proposals concern those issues submitted to shareholders relating to the composition of the Board of Directors of companies other than investment companies.  As a general matter, the Committee believes that a company’s Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company’s business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee therefore believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a Director nominee’s history of representing shareholder interests as a director of other companies, or other factors to the extent the Committee deems relevant.

The Committee’s general policy is to vote:

#	VOTE AND DESCRIPTION
A.1

FOR nominees for director of United States companies in uncontested elections, except for nominees who

•        have missed at least two meetings and, as a result, attended less than 75% of meetings of the Board of Directors and its committees the previous year, unless the nominee missed the meeting(s) due to illness or company business

•        voted to implement or renew a “dead-hand” poison pill

•        ignored a shareholder proposal that was approved by either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years

•        failed to act on takeover offers where the majority of the shareholders have tendered their shares

•        are corporate insiders who serve on the audit, compensation or nominating committees or on a full Board that does not have such committees composed exclusively of independent directors

•        on a case-by-case basis, have served as directors of other companies with allegedly poor corporate governance

•        sit on more than six boards of public companies

A.2

FOR nominees for directors of non-U.S. companies in uncontested elections, except for nominees from whom the Committee determines to withhold votes due to the nominees’ poor records of representing shareholder interests, on a case-by-case basis

A.3	FOR proposals to declassify Boards of Directors, except where there exists a legitimate purpose for classifying boards
A.4	AGAINST proposals to classify Boards of Directors, except where there exists a legitimate purpose for classifying boards
A.5	AGAINST proposals supporting cumulative voting
A.6	FOR proposals eliminating cumulative voting
A.7	FOR proposals supporting confidential voting
A.8	FOR proposals seeking election of supervisory board members
A.9	AGAINST shareholder proposals seeking additional representation of women and/or minorities generally (i.e., not specific individuals) to a Board of Directors
A.10	AGAINST shareholder proposals for term limits for directors
A.11	FOR shareholder proposals to establish a mandatory retirement age for directors who attain the age of 72 or older
A.12	AGAINST shareholder proposals requiring directors to own a minimum amount of company stock
A.13	FOR proposals requiring a majority of independent directors on a Board of Directors
A.14	FOR proposals to allow a Board of Directors to delegate powers to a committee or committees
A.15	FOR proposals to require audit, compensation and/or nominating committees of a Board of Directors to consist exclusively of independent directors

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A.16	AGAINST shareholder proposals seeking to prohibit a single person from occupying the roles of chairman and chief executive officer
A.17	FOR proposals to elect account inspectors
A.18	FOR proposals to fix the membership of a Board of Directors at a specified size
A.19	FOR proposals permitting shareholder ability to nominate directors directly
A.20	AGAINST proposals to eliminate shareholder ability to nominate directors directly
A.21	FOR proposals permitting shareholder ability to remove directors directly
A.22	AGAINST proposals to eliminate shareholder ability to remove directors directly

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B.            Auditors

These proposals concern those issues submitted to shareholders related to the selection of auditors.  As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation’s choice of auditor, in individual cases, the Committee may look at an auditors’ history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

The Committee’s general policy is to vote:

B.1

FOR approval of independent auditors, except for

•  auditors that have a financial interest in, or material association with, the company they are auditing, and are therefore believed by the Committee not to be independent

•  auditors who have rendered an opinion to any company which in the Committee’s opinion is either not consistent with best accounting practices or not indicative of the company’s financial situation

•  on a case-by-case basis, auditors who in the Committee’s opinion provide a significant amount of non-audit services to the company

B.2	FOR proposals seeking authorization to fix the remuneration of auditors
B.3	FOR approving internal statutory auditors
B.4	FOR proposals for audit firm rotation, except for proposals that would require rotation after a period of less than 5 years

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C.            Compensation and Benefits

These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of a company’s compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by a corporation’s board of directors, rather than shareholders. Proposals to “micro-manage” a company’s compensation practices or to set arbitrary restrictions on compensation or benefits will therefore generally not be supported.

The Committee’s general policy is to vote:

C.1

IN ACCORDANCE WITH THE RECOMMENDATION OF ISS on compensation plans if the ISS recommendation is based solely on whether or not the company’s plan satisfies the allowable cap as calculated by ISS. If the recommendation of ISS is based on factors other than whether the plan satisfies the allowable cap the Committee will analyze the particular proposed plan. This policy applies to amendments of plans as well as to initial approvals.

C.2	FOR proposals to eliminate retirement benefits for outside directors
C.3	AGAINST proposals to establish retirement benefits for outside directors
C.4	FOR proposals approving the remuneration of directors or of supervisory board members
C.5	AGAINST proposals to reprice stock options
C.6	FOR proposals to approve employee stock purchase plans that apply to all employees. This policy applies to proposals to amend ESPPs if the plan as amended applies to all employees.
C.7	FOR proposals to pay retirement bonuses to directors of Japanese companies unless the directors have served less than three years
C.8	AGAINST proposals seeking to pay outside directors only in stock
C.9	FOR proposals seeking further disclosure of executive pay or requiring companies to report on their supplemental executive retirement benefits
C.10	AGAINST proposals to ban all future stock or stock option grants to executives
C.11	AGAINST option plans or grants that apply to directors or employees of “related companies” without adequate disclosure of the corporate relationship and justification of the option policy
C.12	FOR proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation

C-10

D.            Capital Structure

These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Committee will support requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

The Committee’s general policy is to vote:

D.1	AGAINST proposals seeking authorization to issue shares without preemptive rights except for issuances up to 10% of a non-US company’s total outstanding capital
D.2	FOR management proposals seeking preemptive rights or seeking authorization to issue shares with preemptive rights
D.3	FOR management proposals approving share repurchase programs
D.4	FOR management proposals to split a company’s stock
D.5	FOR management proposals to denominate or authorize denomination of securities or other obligations or assets in Euros
D.6	FOR proposals requiring a company to expense stock options (unless the company has already publicly committed to do so by a certain date).

C-11

E.             Corporate Charter and By-Laws

These proposals relate to various requests for approval of amendments to a corporation’s charter or by-laws, principally for the purpose of adopting or redeeming “poison pills”. As a general matter, the Committee opposes poison pill provisions.

The Committee’s general policy is to vote:

E.1	AGAINST proposals seeking to adopt a poison pill
E.2	FOR proposals seeking to redeem a poison pill
E.3	FOR proposals seeking to have poison pills submitted to shareholders for ratification
E.4	FOR management proposals to change the company’s name

C-12

F.             Corporate Meetings

These are routine proposals relating to various requests regarding the formalities of corporate meetings.

The Committee’s general policy is to vote:

F.1	AGAINST proposals that seek authority to act on “any other business that may arise”
F.2	FOR proposals designating two shareholders to keep minutes of the meeting
F.3	FOR proposals concerning accepting or approving financial statements and statutory reports
F.4	FOR proposals approving the discharge of management and the supervisory board
F.5	FOR proposals approving the allocation of income and the dividend
F.6	FOR proposals seeking authorization to file required documents/other formalities
F.7	FOR proposals to authorize the corporate board to ratify and execute approved resolutions
F.8	FOR proposals appointing inspectors of elections
F.9	FOR proposals electing a chair of the meeting
F.10	FOR proposals to permit “virtual” shareholder meetings over the Internet
F.11	AGAINST proposals to require rotating sites for shareholder meetings

C-13

G.            Investment Companies

These proposals relate to proxy issues that are associated solely with holdings of shares of investment companies, including, but not limited to, investment companies for which BlackRock provides investment advisory, administrative and/or other services. As with other types of companies, the Committee believes that a fund’s Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund’s investment objective, that the Investment Company Act of 1940 envisions will be approved directly by shareholders.

The Committee’s general policy is to vote:

G.1

FOR nominees for director of mutual funds in uncontested elections, except for nominees who

•   have missed at least two meetings and, as a result, attended less than 75% of meetings of the Board of Directors and its committees the previous year, unless the nominee missed the meeting due to illness or fund business

•   ignore a shareholder proposal that was approved by either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years

•   are interested directors who serve on the audit or nominating committees or on a full Board that does not have such committees composed exclusively of independent directors

•   on a case-by-case basis, have served as directors of companies with allegedly poor corporate governance

G.2	FOR the establishment of new series or classes of shares
G.3	AGAINST proposals to change a fund’s investment objective to nonfundamental
G.4	FOR proposals to establish a master-feeder structure or authorizing the Board to approve a master-feeder structure without a further shareholder vote
G.5	AGAINST a shareholder proposal for the establishment of a director ownership requirement
G.6	FOR classified boards of closed-end investment companies

C-14

H.            Environmental and Social Issues

These are shareholder proposals to limit corporate conduct in some manner that relates to the shareholder’s environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for the discussion of larger social issues, and opposes shareholder resolutions “micromanaging” corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

The Committee’s general policy is to vote:

H.1	AGAINST proposals seeking to have companies adopt international codes of conduct
H.2

AGAINST proposals seeking to have companies provide non-required reports on:

•     environmental liabilities;

•     bank lending policies;

•     corporate political contributions or activities;

•     alcohol advertising and efforts to discourage drinking by minors;

•     costs and risk of doing business in any individual country;

•     involvement in nuclear defense systems

H.3	AGAINST proposals requesting reports on Maquiladora operations or on CERES principles
H.4	AGAINST proposals seeking implementation of the CERES principles

C-15

Notice to Clients

BlackRock will make records of any proxy vote it has made on behalf of a client available to such client upon request.(11) BlackRock will use its best efforts to treat proxy votes of clients as confidential, except as it may decide to best serve its clients’ interests or as may be necessary to effect such votes or as may be required by law.

BlackRock encourage clients with an interest in particular proxy voting issues to make their views known to BlackRock, provided that, in the absence of specific written direction from a client on how to vote that client’s proxies, BlackRock reserves the right to vote any proxy in a manner it deems in the best interests of its clients, as it determines in its sole discretion.

These policies are as of the date indicated on the cover hereof. The Committee may subsequently amend these policies at any time, without notice.

(11)  Such request may be made to the client’s portfolio or relationship manager or addressed in writing to Secretary, BlackRock Equity Investment Policy Oversight Committee, Legal and Compliance Department, BlackRock Inc., 40 East 52nd Street, New York, New York 10022.

C-16

APPENDIX D

Shareholder Ownership

		ADDRESS					PERCENT OF
FUND NAME	OWNER	LINE 2	LINE 3	LINE 4	LINE 5	LINE 6	FUND
ALL CAP GLOBAL RESOURCES-INST CLASS	THE BANK OF NEW YORK	FBO UNIVERSITY OF ARKANSAS	FOUNDATION	ATTN MR WARREN SUCO	ONE WALL STREET	NEW YORK NY 10286	5.999
ALL CAP GLOBAL RESOURCES-INST CLASS	LOMBARD ODIER DARIER	HENTSCHE & CIE	11 RUE DE LA CORRATERIE	1211 GENEVE 11	SWITZERLAND		12.004
ALL CAP GLOBAL RESOURCES-INST CLASS	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			5.235
ALL CAP GLOBAL RESOURCES-INST CLASS	CHILDRENS MEDICAL CENTER CORP	1295 BOYSTON ST STE 300	BOSTON MA 02215				13.350
ALL CAP GLOBAL RESOURCES-INST CLASS	POMONA COLLEGE	ATTN CARLENE MILLER	550 N COLLEGE AVE	CLAREMONT CA 91711			6.035
ALL CAP GLOBAL RESOURCES-INST CLASS	BILL AND MELINDA GATES FOUNDATION	2365 CARILLON PT	KIRKLAND WA 98033-7353				12.348
ALL CAP GLOBAL RESOURCES-INST CLASS	MAC & CO		MUTUAL FUNDS OPERATIONS	525 WILLIAM PENN PLACE	PO BOX 3198	PITTSBURGH PA 15230-3198	7.872
ALL CAP GLOBAL RESOURCES-SERVICE	NFS LLC FEBO	FMT CO CUST IRA	FBO DOUGLAS SOLIZ	15041 WHITE AVE	ALLEN PARK MI 48101		6.226
ALL CAP GLOBAL RESOURCES-CLASS C	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			24.786
ALL CAP GLOBAL RESOURCES-CLASS C	CITIGROUP GLOBAL MARKETS INC.		333 WEST 34TH STREET - 3RD FLOOR	NEW YORK, NEW YORK 10001			19.741
ALL CAP GLOBAL RESOURCES-CLASS B	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			14.220
ALL CAP GLOBAL RESOURCES-CLASS B	CITIGROUP GLOBAL MARKETS INC.		333 WEST 34TH STREET - 3RD FLOOR	NEW YORK, NEW YORK 10001			11.722
ALL CAP GLOBAL RESOURCES-CLASS A	MERRILL LYNCH PIERCE FENNER		4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			7.625
ALL CAP GLOBAL RESOURCES-CLASS A	CITIGROUP GLOBAL MARKETS INC.		333 WEST 34TH STREET - 3RD FLOOR	NEW YORK, NEW YORK 10001	333 W 34TH ST	NEW YORK NY 10001	7.712
AMT FREE MUNICIPAL - CLASS C	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			29.589
AMT FREE MUNICIPAL - CLASS C	RAYMOND JAMES & ASSOC INC	FBO KELIINOI FAMILY		880 CARILLON PKWY	ST PETERSBURG FL 33716		7.761
AMT FREE MUNICIPAL - CLASS C	DEAN WITTER REYNOLDS	ATTN: MUTUAL FUND OPERATIONS	3 HARBORSIDE PLAZA 6TH FLOOR	JERSEY CITY NJ 07311			15.403
AMT FREE MUNICIPAL - CLASS C			333 WEST 34TH STREET - 3RD FLOOR	NEW YORK, NEW YORK 10001			26.312
AMT FREE MUNICIPAL - CLASS B	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			35.501
AMT FREE MUNICIPAL - CLASS B	SPECIAL CUSTODY ACCT FOR THE	EXCLUSIVE BENEFIT OF CUSTOMERS	OMNIBUS ACCOUNT	P O BOX 32760	LOUISVILLE KY 40232-2760		5.981
AMT FREE MUNICIPAL - CLASS B	DEAN WITTER REYNOLDS	ATTN: MUTUAL FUND OPERATIONS	3 HARBORSIDE PLAZA 6TH FLOOR	JERSEY CITY NJ 07311			10.819
AMT FREE MUNICIPAL - CLASS B	CITIGROUP GLOBAL MARKETS INC.		333 WEST 34TH STREET - 3RD FLOOR	NEW YORK, NEW YORK 10001			7.090
AMT FREE MUNICIPAL - CLASS A	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			6.864

		ADDRESS					PERCENT OF
FUND NAME	OWNER	LINE 2	LINE 3	LINE 4	LINE 5	LINE 6	FUND
AMT FREE MUNICIPAL - CLASS A	SPECIAL CUSTODY ACCT FOR THE	EXCLUSIVE BENEFIT OF CUSTOMERS	OMNIBUS ACCOUNT	P O BOX 32760	LOUISVILLE KY 40232-2760		26.814
AMT FREE MUNICIPAL - CLASS A	DEAN WITTER REYNOLDS	ATTN: MUTUAL FUND OPERATIONS	3 HARBORSIDE PLAZA 6TH FLOOR	JERSEY CITY NJ 07311			6.930
AMT FREE MUNICIPAL - SERVICE CLASS	PNC BANK	SAXON & CO (PNC SERVICE)			8800 TINICUM BLVD	PHILADELPHIA PA 19153	12.742
AMT FREE MUNICIPAL - SERVICE CLASS	EDWARD GROH JR	187 KING AVE	YONKERS NY 10704-3507				6.395
AMT FREE MUNICIPAL - SERVICE CLASS	ELIZABETH M NOTTE	15 PHILIP MILL DRIVE	MIDDLETOWN NJ 07748				6.233
AMT FREE MUNICIPAL - SERVICE CLASS	VIJAY AKKAPEDDI	CUST RAHUL K GUDI	UTMA NJ	9 PRIVATE LOVETT CT	BLAUVELT NY 10913-1247		8.465
AMT FREE MUNICIPAL - SERVICE CLASS	WILLIAM N BARLOW	AND DIXIE A BARLOW	JT TEN	396 ANDERSON AVE	PHOENIXVILLE PA 19460-4439		11.740
AMT FREE MUNICIPAL - SERVICE CLASS	PFPC	FBO HILLIARD LYONS/CAPITAL	DIRECTIONS	760 MOORE ROAD	KING OF PRUSSIA PA 19406		7.390
AMT FREE MUNICIPAL - SERVICE CLASS	GLORIA BECKER AND	ALVIN BECKER JTWROS	325 MANSFIELD	H	BOCA RATON FL 33434-0000		8.401
AMT FREE MUNICIPAL - SERVICE CLASS	SPECIAL CUSTODY ACCT FOR THE	EXCLUSIVE BENEFIT OF CUSTOMERS	OMNIBUS ACCOUNT	P O BOX 32760	LOUISVILLE KY 40232-2760		15.020
AMT FREE MUNICIPAL - INSTITUTIONAL CLASS	PNC BANK	SAXON & CO (PNC INST)	ATTN LAWRENCE LOCKWOOD		8800 TINICUM BLVD	PHILADELPHIA PA 19153	97.819
AMT FREE MUNICIPAL - BLACKROCK CLASS	CHARLES SCHWAB & CO INC	REINVEST ACCOUNT	ATTN MAY WONG	101 MONTGOMERY ST	SAN FRANCISCO CA 94104-4122		99.554
ASSET ALLOCATION-CLASS C	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			42.594
ASSET ALLOCATION-CLASS C	CITIGROUP GLOBAL MARKETS INC.		333 WEST 34TH STREET - 3RD FLOOR	NEW YORK, NEW YORK 10001			9.710
ASSET ALLOCATION-CLASS B	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			10.276
ASSET ALLOCATION-CLASS B	SPECIAL CUSTODY ACCT FOR THE	EXCLUSIVE BENEFIT OF CUSTOMERS	OMNIBUS ACCOUNT	P O BOX 32760	LOUISVILLE KY 40232-2760		6.829
ASSET ALLOCATION - CLASS A	SPECIAL CUSTODY ACCT FOR THE	EXCLUSIVE BENEFIT OF CUSTOMERS	OMNIBUS ACCOUNT	P O BOX 32760	LOUISVILLE KY 40232-2760		5.418
ASSET ALLOCATION-SERVICE CLASS	PNC BANK	SAXON & CO (PNC SERVICE)			8800 TINICUM BLVD	PHILADELPHIA PA 19153	80.040
ASSET ALLOCATION-SERVICE CLASS	POST & CO A/C 015946	C/O THE BANK OF NEW YORK	MUTUAL FUND REORG DEPT	PO BOX 1066	WALL STREET STATION	NEW YORK NY 10286	5.312
ASSET ALLOCATION-INSTITUTIONAL CLASS	PNC BANK	SAXON & CO (PNC INST)	ATTN LAWRENCE LOCKWOOD		8800 TINICUM BLVD	PHILADELPHIA PA 19153	19.024
ASSET ALLOCATION-INSTITUTIONAL CLASS	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			9.336
ASSET ALLOCATION-INSTITUTIONAL CLASS	FIIOC	FBO WAUKESHA STATE BANK	100 MAGELLAN WAY(KWIC)	COVINGTON KY 41018			11.292
ASSET ALLOCATION-INSTITUTIONAL CLASS	J.P. MORGAN CHASE AS DIRECTED TRUST	FBO METLIFE RETIREMENT PLANS	8515 E ORCHARD RD	2T2	GREENWOOD VILLAGE CO 80111		34.754
AURORA-SERVICE CLASS	BLACKROCK FUNDING INC	ATTN JOSEPH FELICIANI 4TH FL	40 E 52ND ST	NEW YORK NY 10022			98.519

		ADDRESS					PERCENT OF
FUND NAME	OWNER	LINE 2	LINE 3	LINE 4	LINE 5	LINE 6	FUND
AURORA-INSTITUTIONAL CLASS	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			39.517
AURORA-INSTITUTIONAL CLASS	METROPOLITAN LIFE INS CO/SA DC	8515 E ORCHARD RD	2T2	GREENWOOD VILLAGE CO 80111			5.365
AURORA-INSTITUTIONAL CLASS	NFS LLC	FIIOC AS AGENT FOR	QUALIFIED EMPLOYEE BENEFIT	PLANS (401K) FINOPS-IC FUNDS	100 MAGELLAN WAY KW1C	COVINGTON KY 41015	24.176
AURORA-INSTITUTIONAL CLASS	MUGGS & CO	C/O US BANK	PO BOX 1787	MILWAUKEE WI 53201-1787			8.704
AURORA-CLASS C	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			38.935
AURORA-CLASS B	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			15.499
AURORA-CLASS A	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			20.536
AURORA-CLASS R	BLACKROCK FUNDING INC	ATTN JOSEPH FELICIANI 4TH FL	40 E 52ND ST	NEW YORK NY 10022			100.000
DELAWARE MUNICIPAL - INSTITUTIONAL CLASS	PNC BANK	SAXON & CO (PNC INST)	ATTN LAWRENCE LOCKWOOD		8800 TINICUM BLVD	PHILADELPHIA PA 19153	91.885
DELAWARE MUNICIPAL - CLASS C	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			65.172
DELAWARE MUNICIPAL - CLASS B	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			60.739
DELAWARE MUNICIPAL - CLASS B	DEAN WITTER REYNOLDS	ATTN: MUTUAL FUND OPERATIONS	3 HARBORSIDE PLAZA 6TH FLOOR	JERSEY CITY NJ 07311			10.108
DELAWARE MUNICIPAL - CLASS A	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			16.877
DELAWARE MUNICIPAL - CLASS A	FIRST CLEARING, LLC		WBNA COLLATERAL ACCT	FBO CYNTHIA Y JONES	20448 CEDAR BEACH ROAD	MILFORD DE 19963-4260	7.414
DELAWARE MUNICIPAL - CLASS A	SPECIAL CUSTODY ACCT FOR THE	EXCLUSIVE BENEFIT OF CUSTOMERS	OMNIBUS ACCOUNT	P O BOX 32760	LOUISVILLE KY 40232-2760		34.930
DELAWARE MUNICIPAL - CLASS A	DEAN WITTER REYNOLDS	ATTN: MUTUAL FUND OPERATIONS	3 HARBORSIDE PLAZA 6TH FLOOR	JERSEY CITY NJ 07311			7.804
ENHANCED INCOME FUND- BLACKROCK CLASS	PNC BANK	SAXON & CO (PNC SERVICE)			8800 TINICUM BLVD	PHILADELPHIA PA 19153	79.383
ENHANCED INCOME FUND- BLACKROCK CLASS	BANK OF NEW YORK	WENDEL & CO	MUTUAL FUND/REORG DEPT	ATLANTIC TERMINAL	2 HANSON PLACE 6TH FLOOR	BROOKLYN NY 11217	11.972
ENHANCED INCOME FUND- BLACKROCK CLASS	CHARLES SCHWAB & CO INC	REINVEST ACCOUNT	ATTN MAY WONG	101 MONTGOMERY ST	SAN FRANCISCO CA 94104-4122		8.642
ENHANCED INCOME FUND-SERVICE CLASS	NFS LLC FEBO	DR WILLIAM A EAKIN	JOYCE B EAKIN JTWROS	BRUCE D EAKIN	111 ASBURY DR	CHATTANOOGA TN 37411	95.467
ENHANCED INCOME FUND-INST CLASS	PNC BANK	SAXON & CO (PNC SERVICE)			8800 TINICUM BLVD	PHILADELPHIA PA 19153	99.944
ENHANCED INCOME FUND-CLASS A	SPECIAL CUSTODY ACCT FOR THE	EXCLUSIVE BENEFIT OF CUSTOMERS	OMNIBUS ACCOUNT	P O BOX 32760	LOUISVILLE KY 40232-2760		93.812
EXCHANGE	NATIONAL CITY BANK	T/U/A RUTH LILLY	SPECIAL TRUST	ATTN MUTUAL FUNDS 20/10M914007	PO BOX 94984	CLEVELAND OH 44101-4984	7.811
EXCHANGE	NATIONAL CITY BANK TR O/THE G	GARRETSON WADE CHARITABLE	TRUST 2	ATTN TRUST MUTUAL FUNDS	PO BOX 94984	CLEVELAND OH 44101-4984	7.511

		ADDRESS					PERCENT OF
FUND NAME	OWNER	LINE 2	LINE 3	LINE 4	LINE 5	LINE 6	FUND
GLOBAL OPPORTUNITIES - CLASS C	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			29.329
GLOBAL OPPORTUNITIES - CLASS C	DEAN WITTER REYNOLDS	ATTN: MUTUAL FUND OPERATIONS	3 HARBORSIDE PLAZA 6TH FLOOR	JERSEY CITY NJ 07311			12.349
GLOBAL OPPORTUNITIES - CLASS B	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			24.467
GLOBAL OPPORTUNITIES - CLASS B	DEAN WITTER REYNOLDS	ATTN: MUTUAL FUND OPERATIONS	3 HARBORSIDE PLAZA 6TH FLOOR	JERSEY CITY NJ 07311			9.043
GLOBAL OPPORTUNITIES - CLASS A	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			5.020
GLOBAL OPPORTUNITIES - CLASS A	RAYMOND JAMES & ASSOC INC	FBO DECATUR MEMORIA		880 CARILLON PKWY	ST PETERSBURG FL 33716		10.158
GLOBAL OPPORTUNITIES - CLASS A	SPECIAL CUSTODY ACCT FOR THE	EXCLUSIVE BENEFIT OF CUSTOMERS	OMNIBUS ACCOUNT	P O BOX 32760	LOUISVILLE KY 40232-2760		7.752
GLOBAL OPPORTUNITIES - CLASS A	DEAN WITTER REYNOLDS	ATTN: MUTUAL FUND OPERATIONS	3 HARBORSIDE PLAZA 6TH FLOOR	JERSEY CITY NJ 07311			6.715
GLOBAL OPPORTUNITIES SERVICE CLASS	BLACKROCK FUNDING INC	ATTN JOSEPH FELICIANI 4TH FL	40 E 52ND ST	NEW YORK NY 10022			99.663
GLOBAL OPPORTUNITIES INSTITUTIONAL CLASS	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			11.604
GLOBAL OPPORTUNITIES INSTITUTIONAL CLASS	BLACKROCK FUNDING INC	ATTN JOSEPH FELICIANI 4TH FL	40 E 52ND ST	NEW YORK NY 10022			52.429
GLOBAL RESOURCES-CLASS C	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			31.780
GLOBAL RESOURCES-CLASS C	CITIGROUP GLOBAL MARKETS INC.		333 WEST 34TH STREET - 3RD FLOOR	NEW YORK, NEW YORK 10001			8.612
GLOBAL RESOURCES-CLASS B	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			16.827
GLOBAL RESOURCES-CLASS A	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			9.399
GLOBAL RESOURCES-CLASS A	LINCOLN NATIONAL LIFE INSURANCE	COMPANY	1300 S CLINTON ST	FORT WAYNE IN 46802-3506			28.587
GLOBAL RESOURCES-INSTITUTIONAL CLASS	JOHN J SIE AND	ANNA M SIE JTWROS	3300 E 1ST AVE STE 390	DENVER CO 80206-5806			7.681
GLOBAL RESOURCES-INSTITUTIONAL CLASS	J.P. MORGAN CHASE AS DIRECTED TRUST	FBO METLIFE RETIREMENT PLANS	8515 E ORCHARD RD	2T2	GREENWOOD VILLAGE CO 80111		47.571
GLOBAL RESOURCES-INSTITUTIONAL CLASS	LAUER & CO	PO BOX 58997	PHILADELPHIA PA 19103				7.033
GLOBAL SCIENCE & TECH OPPYS-CLASS A	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			11.402
GLOBAL SCIENCE & TECH OPPYS-CLASS A	SPECIAL CUSTODY ACCT FOR THE	EXCLUSIVE BENEFIT OF CUSTOMERS	OMNIBUS ACCOUNT	P O BOX 32760	LOUISVILLE KY 40232-2760		25.757
GLOBAL SCIENCE & TECH OPPYS-CLASS A	CITIGROUP GLOBAL MARKETS INC.		333 WEST 34TH STREET - 3RD FLOOR	NEW YORK, NEW YORK 10001			5.473
GLOBAL SCIENCE & TECH OPPYS-CLASS B	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			16.936

		ADDRESS					PERCENT OF
FUND NAME	OWNER	LINE 2	LINE 3	LINE 4	LINE 5	LINE 6	FUND
GLOBAL SCIENCE & TECH OPPYS-CLASS B	SPECIAL CUSTODY ACCT FOR THE	EXCLUSIVE BENEFIT OF CUSTOMERS	OMNIBUS ACCOUNT	P O BOX 32760	LOUISVILLE KY 40232-2760		33.569
GLOBAL SCIENCE & TECH OPPYS-CLASS B	CITIGROUP GLOBAL MARKETS INC.		333 WEST 34TH STREET - 3RD FLOOR	NEW YORK, NEW YORK 10001			5.948
GLOBAL SCIENCE & TECH OPPYS-CLASS C	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			19.411
GLOBAL SCIENCE & TECH OPPYS-CLASS C	CITIGROUP GLOBAL MARKETS INC.		333 WEST 34TH STREET - 3RD FLOOR	NEW YORK, NEW YORK 10001			7.836
GLOBAL SCIENCE & TECH OPPYS-INST CLASS	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			30.714
GLOBAL SCIENCE & TECH OPPYS-INST CLASS	NFS LLC FEBO	GUITY AALAI DUBROFF	GUITY AALAI DUBROFF TTEE	U/A 01/26/98	3806 THORNAPPLE ST	CHEVY CHASE MD 20815-4110	11.711
GLOBAL SCIENCE & TECH OPPYS-INST CLASS	WELLS FARGO BANK NA FBO	BLOOM, ROBERT PENSION PLAN	7595500	PO BOX 1533	MINNEAPOLIS MN 55480		5.137
GLOBAL SCIENCE & TECH OPPYS-INST CLASS	WELLS FARGO BANK NA FBO	OTTESON, WILLIAM B IRA	12349100	PO BOX 1533	MINNEAPOLIS MN 55480		5.090
GLOBAL SCIENCE & TECH OPPYS-SERVICE CLASS	E TRADE CLEARING LLC		PO BOX 989030	WEST SACRAMENTO CA 95798-9030			6.200
GLOBAL SCIENCE & TECH OPPYS-SERVICE CLASS	E TRADE CLEARING LLC		IRA CUSTODIAN	PO BOX 989030	WEST SACRAMENTO CA 95798-9030		5.107
GLOBAL SCIENCE & TECH OPPYS-SERVICE CLASS	AMERITRADE INC FBO 2401482171	PO BOX 2226	OMAHA NE 68103-2226				20.153
GLOBAL SCIENCE & TECH OPPYS-SERVICE CLASS	PERSHING LLC	P.O. BOX 2052	JERSEY CITY, NJ 07303-9998				5.493
GLOBAL SCIENCE & TECH OPPYS-SERVICE CLASS	PERSHING LLC	P.O. BOX 2052	JERSEY CITY, NJ 07303-9998				16.455
GLOBAL SCIENCE & TECH OPPYS-SERVICE CLASS	PERSHING LLC	P. O. BOX 2052	JERSEY CITY, NJ 07303-9998				6.076
GLOBAL SCIENCE & TECH OPPYS-SERVICE CLASS	SPECIAL CUSTODY ACCT FOR THE	EXCLUSIVE BENEFIT OF CUSTOMERS	OMNIBUS ACCOUNT	P O BOX 32760	LOUISVILLE KY 40232-2760		34.161
GNMA - BLACKROCK CLASS	NFS LLC FEBO	THE NORTHERN TRUST COMPANY		PO BOX 92956	CHICAGO IL 60675-2956		96.297
GNMA-INSTITUTIONAL CLASS	PNC BANK	SAXON & CO (PNC INST)	ATTN LAWRENCE LOCKWOOD		8800 TINICUM BLVD	PHILADELPHIA PA 19153	95.533
GNMA-SERVICE CLASS	PNC BANK	SAXON & CO (PNC SERVICE)			8800 TINICUM BLVD	PHILADELPHIA PA 19153	86.984
GNMA-SERVICE CLASS	CHARLES SCHWAB & CO INC	REINVEST ACCOUNT	ATTN MAY WONG	101 MONTGOMERY ST	SAN FRANCISCO CA 94104-4122		6.295
GNMA-CLASS C	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			60.437
GNMA-CLASS C	DEAN WITTER REYNOLDS	ATTN: MUTUAL FUND OPERATIONS	3 HARBORSIDE PLAZA 6TH FLOOR	JERSEY CITY NJ 07311			5.542
GNMA-CLASS C	CITIGROUP GLOBAL MARKETS INC.		333 WEST 34TH STREET - 3RD FLOOR	NEW YORK, NEW YORK 10001			5.823
GNMA-CLASS B	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			21.801
GNMA-CLASS B	SPECIAL CUSTODY ACCT FOR THE	EXCLUSIVE BENEFIT OF CUSTOMERS	OMNIBUS ACCOUNT	P O BOX 32760	LOUISVILLE KY 40232-2760		11.971
GNMA-CLASS B	DEAN WITTER REYNOLDS	ATTN: MUTUAL FUND OPERATIONS	3 HARBORSIDE PLAZA 6TH FLOOR	JERSEY CITY NJ 07311			6.436

		ADDRESS					PERCENT OF
FUND NAME	OWNER	LINE 2	LINE 3	LINE 4	LINE 5	LINE 6	FUND
GNMA-CLASS B	CITIGROUP GLOBAL MARKETS INC.		333 WEST 34TH STREET - 3RD FLOOR	NEW YORK, NEW YORK 10001			8.981
GNMA-CLASS A	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			8.216
GNMA-CLASS A	SAXON & CO		PO BOX 7780-1888	PHILADELPHIA PA 19182			9.914
GNMA-CLASS A	NATIONWIDE BANK TRUST	C/O IPO PORTFOLIO ACCOUNTING	PO BOX 182029	COLUMBUS OH 43218-2029			10.410
GNMA-CLASS A	NFS LLC FEBO	PETRO TRUST	SELIGMAN FRIEDMAN AND CO PC TT	C/O TRANS TECH KEITH GARRISON	461 HARRISPORT COURT	MIDDLETOWN PA 17057	7.786
GNMA-CLASS A	SPECIAL CUSTODY ACCT FOR THE	EXCLUSIVE BENEFIT OF CUSTOMERS	OMNIBUS ACCOUNT	P O BOX 32760	LOUISVILLE KY 40232-2760		14.035
GNMA-CLASS A	DEAN WITTER REYNOLDS	ATTN: MUTUAL FUND OPERATIONS	3 HARBORSIDE PLAZA 6TH FLOOR	JERSEY CITY NJ 07311			8.408
GOVERNMENT INCOME-CLASS C	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			37.606
GOVERNMENT INCOME-CLASS C	DEAN WITTER REYNOLDS	ATTN: MUTUAL FUND OPERATIONS	3 HARBORSIDE PLAZA 6TH FLOOR	JERSEY CITY NJ 07311			5.155
GOVERNMENT INCOME-CLASS C	CITIGROUP GLOBAL MARKETS INC.		333 WEST 34TH STREET - 3RD FLOOR	NEW YORK, NEW YORK 10001			6.930
GOVERNMENT INCOME-CLASS B	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			24.850
GOVERNMENT INCOME-CLASS B	SPECIAL CUSTODY ACCT FOR THE	EXCLUSIVE BENEFIT OF CUSTOMERS	OMNIBUS ACCOUNT	P O BOX 32760	LOUISVILLE KY 40232-2760		7.607
GOVERNMENT INCOME-CLASS B	DEAN WITTER REYNOLDS	ATTN: MUTUAL FUND OPERATIONS	3 HARBORSIDE PLAZA 6TH FLOOR	JERSEY CITY NJ 07311			6.744
GOVERNMENT INCOME-CLASS B	CITIGROUP GLOBAL MARKETS INC.		333 WEST 34TH STREET - 3RD FLOOR	NEW YORK, NEW YORK 10001			8.796
GOVERNMENT INCOME-CLASS A	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			71.190
GOVERNMENT INCOME-SERVICE CLASS	NFS LLC FEBO	KRISTIN M FRIES	177 SUNBURST CIRCLE	EAST AMHERST NY 14051			46.625
GOVERNMENT INCOME-SERVICE CLASS	NFS LLC FEBO	JOHN J THOMPSON	326 CADMAN DR	WILLIAMSVILLE NY 14221			53.296
GOVERNMENT INCOME-INST'L CLASS	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			97.068
GOVERNMENT INCOME - BLACKROCK CLASS	LOUIS V GERSTNER JR	FOUNDATION INC	IBM CORPORATION	LOUIS V GERSTNER JR CHAIRMAN	NEW ORCHARD ROAD	ARMONK NY 10504	99.937
GOVERNMENT INCOME PORTFOLIO	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			100.000
GOVERNMENT INCOME-CLASS B1	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			95.834
GOVERNMENT INCOME-CLASS C1	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			97.709
GOVERNMENT INCOME-CLASS R	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			98.865
HEALTH SCIENCES OPPR - SERVICE CLASS	PRUDENTIAL INVESTMENT MANAGEMENT	SERIVCES (FBO) MUTUAL FUND CLIENTS	100 MULBERRY STREET	3 GATEWAY CENTER FL 11	MAIL STOP NJ 05-11-20	NEWARK NJ 07102	69.621
HEALTH SCIENCES OPPR - INSTITUTIONAL CLASS	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			62.092

		ADDRESS					PERCENT OF
FUND NAME	OWNER	LINE 2	LINE 3	LINE 4	LINE 5	LINE 6	FUND
HEALTH SCIENCES OPPR - INSTITUTIONAL CLASS	CHARLES SCHWAB & CO INC	REINVEST ACCOUNT	ATTN MAY WONG	101 MONTGOMERY ST	SAN FRANCISCO CA 94104-4122		13.591
HEALTH SCIENCES OPPR - CLASS C	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			49.194
HEALTH SCIENCES OPPR - CLASS C	CITIGROUP GLOBAL MARKETS INC.		333 WEST 34TH STREET - 3RD FLOOR	NEW YORK, NEW YORK 10001			10.650
HEALTH SCIENCES OPPR - CLASS B	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			17.426
HEALTH SCIENCES OPPR - CLASS B	CITIGROUP GLOBAL MARKETS INC.		333 WEST 34TH STREET - 3RD FLOOR	NEW YORK, NEW YORK 10001			9.526
HEALTH SCIENCES OPPR - CLASS A	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			17.072
HEALTH SCIENCES OPPR - CLASS A	CHARLES SCHWAB & CO INC	REINVEST ACCOUNT	ATTN MAY WONG	101 MONTGOMERY ST	SAN FRANCISCO CA 94104-4122		12.187
HEALTH SCIENCES OPPR - CLASS A	CITIGROUP GLOBAL MARKETS INC.		333 WEST 34TH STREET - 3RD FLOOR	NEW YORK, NEW YORK 10001	333 W 34TH ST	NEW YORK NY 10001	5.996
HIGH YIELD BOND-INSTITUTIONAL CLASS	PNC BANK	SAXON & CO (PNC INST)	ATTN LAWRENCE LOCKWOOD		8800 TINICUM BLVD	PHILADELPHIA PA 19153	66.105
HIGH YIELD BOND-INSTITUTIONAL CLASS	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			9.898
HIGH YIELD BOND-SERVICE CLASS	MERCANTILE SAFE DEPOSIT &	TRUST COMPANY	NAP & CO (CASH/REINVEST)		7650 MAGNA DRIVE	BELLEVILLE IL 62223	42.325
HIGH YIELD BOND-SERVICE CLASS	CHARLES SCHWAB & CO INC	REINVEST ACCOUNT	ATTN MAY WONG	101 MONTGOMERY ST	SAN FRANCISCO CA 94104-4122		34.502
HIGH YIELD BOND-CLASS C	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			38.762
HIGH YIELD BOND-CLASS C	DEAN WITTER REYNOLDS	ATTN: MUTUAL FUND OPERATIONS	3 HARBORSIDE PLAZA 6TH FLOOR	JERSEY CITY NJ 07311			10.143
HIGH YIELD BOND-CLASS C	CITIGROUP GLOBAL MARKETS INC.		333 WEST 34TH STREET - 3RD FLOOR	NEW YORK, NEW YORK 10001			13.371
HIGH YIELD BOND-CLASS B	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			15.073
HIGH YIELD BOND-CLASS B	SPECIAL CUSTODY ACCT FOR THE	EXCLUSIVE BENEFIT OF CUSTOMERS	OMNIBUS ACCOUNT	P O BOX 32760	LOUISVILLE KY 40232-2760		10.563
HIGH YIELD BOND-CLASS B	DEAN WITTER REYNOLDS	ATTN: MUTUAL FUND OPERATIONS	3 HARBORSIDE PLAZA 6TH FLOOR	JERSEY CITY NJ 07311			10.917
HIGH YIELD BOND-CLASS B	CITIGROUP GLOBAL MARKETS INC.		333 WEST 34TH STREET - 3RD FLOOR	NEW YORK, NEW YORK 10001			16.133
HIGH YIELD BOND-CLASS A	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			9.634
HIGH YIELD BOND-BLACKROCK CLASS	PNC BANK	SAXON & CO (PNC SERVICE)			8800 TINICUM BLVD	PHILADELPHIA PA 19153	5.507
HIGH YIELD BOND-BLACKROCK CLASS		KPMG RETIREMENT PLAN	MASTER TRUST	C/O BANK OF NEW YORK TRUSTEE	ONE WALL STREET	NEW YORK NY 10086	11.038
HIGH YIELD BOND-BLACKROCK CLASS		UNUM PROVIDENT CORPORATION	PENSION EQUITY PLAN	ATTN JULIE JOHNSON	1 FOUNTAIN SQUARE 6N	CHATTANOOGA TN 37402	14.970

		ADDRESS					PERCENT OF
FUND NAME	OWNER	LINE 2	LINE 3	LINE 4	LINE 5	LINE 6	FUND
HIGH YIELD BOND-BLACKROCK CLASS	BANK OF NEW YORK	WENDEL & CO	MUTUAL FUND/REORG DEPT	ATLANTIC TERMINAL	2 HANSON PLACE 6TH FLOOR	BROOKLYN NY 11217	12.122
HIGH YIELD BOND-BLACKROCK CLASS	BANK OF NEW YORK TRUSTEE	KPMG PARTNER PENSION PLAN TR			3 CHESTNUT RIDGE ROAD	MONTVALE NJ 07645	5.665
HIGH YIELD BOND-BLACKROCK CLASS	GENERAL CASUALTY OF WISCONSIN	ONE GENERAL DR	SUN PRAIRIE WI 53596				8.060
HIGH YIELD BOND - CLASS B1	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			90.002
HIGH YIELD BOND - CLASS C1	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			94.336
HIGH YIELD BOND - CLASS R	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			100.000
INDEX EQUITY-CLASS C	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			54.306
INDEX EQUITY-CLASS C	CITIGROUP GLOBAL MARKETS INC.		333 WEST 34TH STREET - 3RD FLOOR	NEW YORK, NEW YORK 10001			19.806
INDEX EQUITY-CLASS B	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			35.073
INDEX EQUITY-CLASS B	SPECIAL CUSTODY ACCT FOR THE	EXCLUSIVE BENEFIT OF CUSTOMERS	OMNIBUS ACCOUNT	P O BOX 32760	LOUISVILLE KY 40232-2760		12.321
INDEX EQUITY-CLASS B	DEAN WITTER REYNOLDS	ATTN: MUTUAL FUND OPERATIONS	3 HARBORSIDE PLAZA 6TH FLOOR	JERSEY CITY NJ 07311			7.740
INDEX EQUITY-CLASS B	CITIGROUP GLOBAL MARKETS INC.	00122A64294	333 WEST 34TH STREET - 3RD FLOOR	NEW YORK, NEW YORK 10001			9.877
INDEX EQUITY-CLASS A	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			6.173
INDEX EQUITY-CLASS A	SAXON & CO		PO BOX 7780-1888	PHILADELPHIA PA 19182			36.048
INDEX EQUITY-CLASS A	RELIANCE TRUST COMPANY, TRUSTEE	FBO METLIFE NAV PLANS	8515 E ORCHARD RD	2T2	GREENWOOD VILLAGE CO 80111		27.600
INDEX EQUITY-CLASS A	SPECIAL CUSTODY ACCT FOR THE	EXCLUSIVE BENEFIT OF CUSTOMERS	OMNIBUS ACCOUNT	P O BOX 32760	LOUISVILLE KY 40232-2760		5.927
INDEX EQUITY-SERVICE CLASS	PNC BANK	SAXON & CO (PNC SERVICE)			8800 TINICUM BLVD	PHILADELPHIA PA 19153	51.162
INDEX EQUITY-SERVICE CLASS	NFS LLC	FIRST CHARTER BANK TTEE	CONCORD TELEPHONE COMPANY	EMPLOYEES’ SAVINGS PLAN PLUS	10200 DAVID TAYLOR DR	CHARLOTTE NC 28262-2373	7.972
INDEX EQUITY-SERVICE CLASS	DEAN WITTER REYNOLDS	ATTN: MUTUAL FUND OPERATIONS	3 HARBORSIDE PLAZA 6TH FLOOR	JERSEY CITY NJ 07311			33.410
INDEX EQUITY-INSTITUTIONAL CLASS	PNC BANK	SAXON & CO (PNC INST)	ATTN LAWRENCE LOCKWOOD		8800 TINICUM BLVD	PHILADELPHIA PA 19153	81.540
INDEX EQUITY-INSTITUTIONAL CLASS	EQUITABLE RESOURCES INS CO LTD	C/O EQUITABLE RESOURCES	MARSH MGMT SVCS CAYMAN LTD	1ST CARIBBEAN HOUSE 3RD FLOOR	SHEDDEN ROAD P O BOX 1051	GRAND CAYMAN 37 00000	5.414
INFLATION PROTECTED BOND - CLASS C	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			94.963
INFLATION PROTECTED BOND - CLASS B	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			83.541
INFLATION PROTECTED BOND - CLASS A	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			78.179

		ADDRESS					PERCENT OF
FUND NAME	OWNER	LINE 2	LINE 3	LINE 4	LINE 5	LINE 6	FUND
INFLATION PROTECTED BOND-SERVICE CLASS	WELLS FARGO BANK NA FBO	WATTIS, GARY L.-SP-MUT-ALL		PO BOX 1533	MINNEAPOLIS MN 55480		16.119
INFLATION PROTECTED BOND-SERVICE CLASS	WELLS FARGO BANK NA FBO	WESTON HAVENS FOUNDATION-SP-MUT-ALL		PO BOX 1533	MINNEAPOLIS MN 55480		10.854
INFLATION PROTECTED BOND-SERVICE CLASS	WELLS FARGO BANK NA FBO	EASTERN GLOBAL INV TR, LLC NRA - IM		PO BOX 1533	MINNEAPOLIS MN 55480		16.281
INFLATION PROTECTED BOND-SERVICE CLASS	WELLS FARGO BANK NA FBO	SCHOENBERG, MATTHEW TR - (STAM) IMA		PO BOX 1533	MINNEAPOLIS MN 55480		16.281
INFLATION PROTECTED BOND-SERVICE CLASS	WELLS FARGO BANK NA FBO	SATURNO FOUNDATION		PO BOX 1533	MINNEAPOLIS, MN 55480		16.103
INFLATION PROTECTED BOND-SERVICE CLASS	WELLS FARGO BANK NA FBO	SATURNO BROS. ITL ORP FDN		PO BOX 1533	MINNEAPOLIS, MN 55480		14.746
INFLATION PROTECTED BOND-INST CLASS	PNC BANK	SAXON & CO (PNC INST)	ATTN LAWRENCE LOCKWOOD		8800 TINICUM BLVD	PHILADELPHIA PA 19153	72.814
INFLATION PROTECTED BOND-INST CLASS	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			26.185
INFLATION PROTECTED BOND - BLACKROCK CLASS	PNC BANK	SAXON & CO (PNC SERVICE)			8800 TINICUM BLVD	PHILADELPHIA PA 19153	16.547
INFLATION PROTECTED BOND - BLACKROCK CLASS		BLACKROCK FUNDING INC		ATTN SCOTT SMOLENSKY	40 EAST 52ND STREET	NEW YORK NY 10154	83.423
INTERMEDIATE BOND - CLASS C	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			98.504
INTERMEDIATE BOND - CLASS B	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			65.100
INTERMEDIATE BOND - CLASS B	PERSHING LLC	P.O. BOX 2052	JERSEY CITY, NJ 07030-9998				34.040
INTERMEDIATE BOND - CLASS A	JOHN R CONNALLY AND	MARILYN A CONNALLY JTWROS	5710 DEER FLAG DR	LAKELAND FL 33811-2001			7.873
INTERMEDIATE BOND - CLASS A	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			32.731
INTERMEDIATE BOND - CLASS A	NFS LLC FEBO	HERBERT KWASH	BARBARA J KWASH	908 CADDINGTON AVE	SILVER SPRING MD 20901		12.116
INTERMEDIATE BOND - CLASS A	PFPC TRUST CO CUST FBO	CUST FOR THE 403(B) PLAN OF	BUFFALO STATE COLLEGE	FBO ROSLYN A BERKOVITZ (SR)	273 LISTON RD	BUFFALO NY 14223-1324	29.733
INTERMEDIATE BOND - CLASS A	JAY EUN TTEE	GOLDEN STELLA PSP	DTD 01/01/97	C/O NATIONAL RETIREMENT SERV INC	2838-F QUEEN CITY DR	CHARLOTTE NC 28208	15.913
INTERMEDIATE BOND - SERVICE CLASS	BLACKROCK FUNDING INC	ATTN JOSEPH FELICIANI 4TH FL	40 E 52ND ST	NEW YORK NY 10022			99.473
INTERMEDIATE BOND - INSTITUTIONAL CLASS	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			28.522
INTERMEDIATE BOND - INSTITUTIONAL CLASS	SAXON & CO		PO BOX 7780-1888	PHILADELPHIA PA 19182			68.370
INTERMEDIATE BOND - BLACKROCK CLASS		BLACKROCK FUNDING INC		ATTN SCOTT SMOLENSKY	40 EAST 52ND STREET	NEW YORK NY 10154	24.087

							PERCENT
		ADDRESS					OF
FUND NAME	OWNER	LINE 2	LINE 3	LINE 4	LINE 5	LINE 6	FUND
INTERMEDIATE BOND - BLACKROCK CLASS	WELLS FARGO BANK NA FBO	REGIS EXECUTIVE PROFIT SHARING PLAN		PO BOX 1533	MINNEAPOLIS MN 55480		6.680
INTERMEDIATE BOND - BLACKROCK CLASS	WELLS FARGO BANK NA FBO	REGIS P/S PLAN		PO BOX 1533	MINNEAPOLIS MN 55480		26.109
INTERMEDIATE BOND - BLACKROCK CLASS	INDEPENDENCE TRUST COMPANY	325 BRIDGE ST	FRANKLIN TN 37064-2609				43.122
INTERMEDIATE BOND II - CLASS C	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			49.993
INTERMEDIATE BOND II - CLASS C	DEAN WITTER REYNOLDS	ATTN: MUTUAL FUND OPERATIONS	3 HARBORSIDE PLAZA 6TH FLOOR	JERSEY CITY NJ 07311			12.871
INTERMEDIATE BOND II - CLASS C	CITIGROUP GLOBAL MARKETS INC.		333 WEST 34TH STREET - 3RD FLOOR	NEW YORK, NEW YORK 10001			10.882
INTERMEDIATE BOND II - CLASS B	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			34.400
INTERMEDIATE BOND II - CLASS B	SPECIAL CUSTODY ACCT FOR THE	EXCLUSIVE BENEFIT OF CUSTOMERS	OMNIBUS ACCOUNT	P O BOX 32760	LOUISVILLE KY 40232-2760		10.067
INTERMEDIATE BOND II - CLASS B	DEAN WITTER REYNOLDS	ATTN: MUTUAL FUND OPERATIONS	3 HARBORSIDE PLAZA 6TH FLOOR	JERSEY CITY NJ 07311			12.637
INTERMEDIATE BOND II - CLASS B	CITIGROUP GLOBAL MARKETS INC.		333 WEST 34TH STREET - 3RD FLOOR	NEW YORK, NEW YORK 10001			12.887
INTERMEDIATE BOND II - CLASS A	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			13.140
INTERMEDIATE BOND II - CLASS A	SAXON & CO		PO BOX 7780-1888	PHILADELPHIA PA 19182			19.622
INTERMEDIATE BOND II - CLASS A	STATE STREET BANK & TRUST CO	FBO ADP/MSDW ALLIANCE	105 ROSEMONT AVENUE	WESTWOOD MA 02090			17.196
INTERMEDIATE BOND II - CLASS A	SPECIAL CUSTODY ACCT FOR THE	EXCLUSIVE BENEFIT OF CUSTOMERS	OMNIBUS ACCOUNT	P O BOX 32760	LOUISVILLE KY 40232-2760		6.130
INTERMEDIATE BOND II - CLASS A	DEAN WITTER REYNOLDS	ATTN: MUTUAL FUND OPERATIONS	3 HARBORSIDE PLAZA 6TH FLOOR	JERSEY CITY NJ 07311			6.470
INTERMEDIATE BOND II - SERVICE CLASS	DEAN WITTER REYNOLDS	ATTN: MUTUAL FUND OPERATIONS	3 HARBORSIDE PLAZA 6TH FLOOR	JERSEY CITY NJ 07311			97.856
INTERMEDIATE BOND II - INSTITUTIONAL CLASS	PNC BANK	SAXON & CO (PNC INST)	ATTN LAWRENCE LOCKWOOD		8800 TINICUM BLVD	PHILADELPHIA PA 19153	68.521
INTERMEDIATE BOND II - INSTITUTIONAL CLASS	CHARLES SCHWAB & CO INC	REINVEST ACCOUNT	ATTN MAY WONG	101 MONTGOMERY ST	SAN FRANCISCO CA 94104-4122		23.152
INTERMEDIATE BOND II - BLACKROCK CLASS	PNC BANK	SAXON & CO (PNC INST)	ATTN LAWRENCE LOCKWOOD		8800 TINICUM BLVD	PHILADELPHIA PA 19153	10.685
INTERMEDIATE BOND II - BLACKROCK CLASS		KPMG RETIREMENT PLAN	MASTER TRUST	C/O BANK OF NEW YORK TRUSTEE	ONE WALL STREET	NEW YORK NY 10086	29.594
INTERMEDIATE BOND II - BLACKROCK CLASS	CITIBANK NA TTEE	NYU HOSPITAL CENTER	RETIREMENT PLAN	ATTN MARIO MORIN	111 WALL ST 14TH FL	NEW YORK NY 10005	8.641
INTERMEDIATE BOND II - BLACKROCK CLASS	THE BANK OF NEW YORK	FBO UNIVERSITY OF ARKANSAS	FOUNDATION	ATTN MR WARREN SUCO	ONE WALL STREET	NEW YORK NY 10286	17.382

							PERCENT
		ADDRESS					OF
FUND NAME	OWNER	LINE 2	LINE 3	LINE 4	LINE 5	LINE 6	FUND
INTERMEDIATE GOVERNMENT BOND-CLASS C	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			39.422
INTERMEDIATE GOVERNMENT BOND-CLASS C	DEAN WITTER REYNOLDS	ATTN: MUTUAL FUND OPERATIONS	3 HARBORSIDE PLAZA 6TH FLOOR	JERSEY CITY NJ 07311			5.247
INTERMEDIATE GOVERNMENT BOND-CLASS C	CITIGROUP GLOBAL MARKETS INC.		333 WEST 34TH STREET - 3RD FLOOR	NEW YORK, NEW YORK 10001			7.628
INTERMEDIATE GOVERNMENT BOND-CLASS B	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			7.211
INTERMEDIATE GOVERNMENT BOND-CLASS A	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			25.776
INTERMEDIATE GOVERNMENT BOND-CLASS A	SAXON & CO		PO BOX 7780-1888	PHILADELPHIA PA 19182			5.524
INTERMEDIATE GOV’T BOND - SERVICE CLASS	PNC BANK	SAXON & CO (PNC SERVICE)			8800 TINICUM BLVD	PHILADELPHIA PA 19153	18.297
INTERMEDIATE GOV’T BOND - SERVICE CLASS	CHARLES SCHWAB & CO INC	REINVEST ACCOUNT	ATTN MAY WONG	101 MONTGOMERY ST	SAN FRANCISCO CA 94104-4122		65.772
INTERMEDIATE GOV’T BOND-INST CLASS	PNC BANK	SAXON & CO (PNC INST)	ATTN LAWRENCE LOCKWOOD		8800 TINICUM BLVD	PHILADELPHIA PA 19153	75.397
INTERMEDIATE GOV’T BOND-INST CLASS	CHARLES SCHWAB & CO INC	REINVEST ACCOUNT	ATTN MAY WONG	101 MONTGOMERY ST	SAN FRANCISCO CA 94104-4122		10.322
INTERNATIONAL BOND-CLASS C	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			35.564
INTERNATIONAL BOND-CLASS C	DEAN WITTER REYNOLDS	ATTN: MUTUAL FUND OPERATIONS	3 HARBORSIDE PLAZA 6TH FLOOR	JERSEY CITY NJ 07311			5.491
INTERNATIONAL BOND-CLASS C	CITIGROUP GLOBAL MARKETS INC.		333 WEST 34TH STREET - 3RD FLOOR	NEW YORK, NEW YORK 10001			17.236
INTERNATIONAL BOND-CLASS B	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			14.498
INTERNATIONAL BOND-CLASS B	SPECIAL CUSTODY ACCT FOR THE	EXCLUSIVE BENEFIT OF CUSTOMERS	OMNIBUS ACCOUNT	P O BOX 32760	LOUISVILLE KY 40232-2760		6.509
INTERNATIONAL BOND-CLASS B	DEAN WITTER REYNOLDS	ATTN: MUTUAL FUND OPERATIONS	3 HARBORSIDE PLAZA 6TH FLOOR	JERSEY CITY NJ 07311			10.206
INTERNATIONAL BOND-CLASS B	CITIGROUP GLOBAL MARKETS INC.		333 WEST 34TH STREET - 3RD FLOOR	NEW YORK, NEW YORK 10001			13.984
INTERNATIONAL BOND-CLASS A	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			6.642
INTERNATIONAL BOND-CLASS A	CITIGROUP GLOBAL MARKETS INC.		333 WEST 34TH STREET - 3RD FLOOR	NEW YORK, NEW YORK 10001			8.319
INTERNATIONAL BOND-SERVICE CLASS	CHARLES SCHWAB & CO INC	REINVEST ACCOUNT	ATTN MAY WONG	101 MONTGOMERY ST	SAN FRANCISCO CA 94104-4122		22.369
INTERNATIONAL BOND-SERVICE CLASS	PRUDENTIAL INVESTMENT MGTS SERVICE	FBO MUTUAL FUND CLIENTS	100 MULBERRY STREET	3 GATEWAY CENTER FL 11	MAIL STOP NJ 05-11-20	NEWARK NJ 07102	33.946
INTERNATIONAL BOND-INSTITUTIONAL CLASS	PNC BANK	SAXON & CO (PNC INST)	ATTN LAWRENCE LOCKWOOD		8800 TINICUM BLVD	PHILADELPHIA PA 19153	43.765
INTERNATIONAL BOND-INSTITUTIONAL CLASS	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			7.610

							PERCENT
		ADDRESS					OF
FUND NAME	OWNER	LINE 2	LINE 3	LINE 4	LINE 5	LINE 6	FUND
INTERNATIONAL BOND-INSTITUTIONAL CLASS	CHARLES SCHWAB & CO INC	REINVEST ACCOUNT	ATTN MAY WONG	101 MONTGOMERY ST	SAN FRANCISCO CA 94104-4122		9.167
INTERNATIONAL BOND - BLACKROCK CLASS	CHARLES SCHWAB & CO INC	REINVEST ACCOUNT	ATTN MAY WONG	101 MONTGOMERY ST	SAN FRANCISCO CA 94104-4122		6.642
INTERNATIONAL BOND - BLACKROCK CLASS	PERSHING LLC	P.O. BOX 2052	JERSEY CITY, NJ 07303-9998				5.457
INTERNATIONAL BOND - BLACKROCK CLASS	KNOTFLOAT & CO	1200 CROWN COLONY DR	QUINCY MA 02169				27.008
INTERNATIONAL BOND - BLACKROCK CLASS	BNP PARIBAS SECURITIES CORP (FBO)	MUTUAL FUND POSSE	555 CROTON ROAD	4TH FLOOR	KING OF PRUSSIA, PA 19406		6.927
INTERNATIONAL OPPORTUNITIES-INST CLASS	PNC BANK	SAXON & CO (PNC INST)	ATTN LAWRENCE LOCKWOOD		8800 TINICUM BLVD	PHILADELPHIA PA 19153	25.083
INTERNATIONAL OPPORTUNITIES-INST CLASS	KPMG PEAT MARWICK	RETIREMENT PLANS MASTER TRUST	C/O BANK OF NEW YORK TTEE	ATTN SHABAT ZAIDI	ONE WALL STREET	NEW YORK NY 10286	11.041
INTERNATIONAL OPPORTUNITIES-INST CLASS	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			10.919
INTERNATIONAL OPPORTUNITIES-INST CLASS	CHARLES SCHWAB & CO INC	REINVEST ACCOUNT	ATTN MAY WONG	101 MONTGOMERY ST	SAN FRANCISCO CA 94104-4122		5.292
INTERNATIONAL OPPORTUNITIES-INST CLASS	PRUDENTIAL INVESTMENT MGTS SERVICE	FBO MUTUAL FUND CLIENTS	100 MULBERRY STREET	3 GATEWAY CENTER FL 11	MAIL STOP NJ 05-11-20	NEWARK NJ 07102	6.752
INTL OPPORTUNITIES-SERVICE CLASS	CHARLES SCHWAB & CO INC	REINVEST ACCOUNT	ATTN MAY WONG	101 MONTGOMERY ST	SAN FRANCISCO CA 94104-4122		29.012
INTL OPPORTUNITIES-SERVICE CLASS	PRUDENTIAL INVESTMENT MGTS SERVICE	FBO MUTUAL FUND CLIENTS	100 MULBERRY STREET	3 GATEWAY CENTER FL 11	MAIL STOP NJ 05-11-20	NEWARK NJ 07102	24.331
INTL OPPORTUNITIES-SERVICE CLASS	NFS LLC	USB FBO	FUND*X UPGRADER FUND	19-2626	PO BOX 1787	MILWAUKEE OH 53201	13.057
INTERNATIONAL OPPORTUNITIES-CLASS A	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			14.131
INTERNATIONAL OPPORTUNITIES-CLASS A	DEAN WITTER REYNOLDS	ATTN: MUTUAL FUND OPERATIONS	3 HARBORSIDE PLAZA 6TH FLOOR	JERSEY CITY NJ 07311			5.752
INTERNATIONAL OPPORTUNITIES-CLASS A	CITIGROUP GLOBAL MARKETS INC.		333 WEST 34TH STREET - 3RD FLOOR	NEW YORK, NEW YORK 10001			6.297
INTERNATIONAL OPPORTUNITIES-CLASS B	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			20.368
INTERNATIONAL OPPORTUNITIES-CLASS B	SPECIAL CUSTODY ACCT FOR THE	EXCLUSIVE BENEFIT OF CUSTOMERS	OMNIBUS ACCOUNT	P O BOX 32760	LOUISVILLE KY 40232-2760		7.488
INTERNATIONAL OPPORTUNITIES-CLASS B	DEAN WITTER REYNOLDS	ATTN: MUTUAL FUND OPERATIONS	3 HARBORSIDE PLAZA 6TH FLOOR	JERSEY CITY NJ 07311			8.489
INTERNATIONAL OPPORTUNITIES-CLASS B	CITIGROUP GLOBAL MARKETS INC.		333 WEST 34TH STREET - 3RD FLOOR	NEW YORK, NEW YORK 10001			10.541
INTERNATIONAL OPPORTUNITIES-CLASS C	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			36.360
INTERNATIONAL OPPORTUNITIES-CLASS C	DEAN WITTER REYNOLDS	ATTN: MUTUAL FUND OPERATIONS	3 HARBORSIDE PLAZA 6TH FLOOR	JERSEY CITY NJ 07311			7.654

							PERCENT
		ADDRESS					OF
FUND NAME	OWNER	LINE 2	LINE 3	LINE 4	LINE 5	LINE 6	FUND
INTERNATIONAL OPPORTUNITIES-CLASS C	CITIGROUP GLOBAL MARKETS INC.		333 WEST 34TH STREET - 3RD FLOOR	NEW YORK, NEW YORK 10001			15.820
INVESTMENT TRUST-INSTITUTIONAL CLASS	PNC BANK	SAXON & CO (PNC INST)	ATTN LAWRENCE LOCKWOOD		8800 TINICUM BLVD	PHILADELPHIA PA 19153	6.301
INVESTMENT TRUST-CLASS C	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			29.688
INVESTMENT TRUST-SERVICE CLASS	PNC BANK	SAXON & CO (PNC SERVICE)			8800 TINICUM BLVD	PHILADELPHIA PA 19153	89.828
INVESTMENT TRUST-SERVICE CLASS	SPECIAL CUSTODY ACCT FOR THE	EXCLUSIVE BENEFIT OF CUSTOMERS	OMNIBUS ACCOUNT	P O BOX 32760	LOUISVILLE KY 40232-2760		6.050
KENTUCKY MUNICIPAL - CLASS A	LEWIS, RUTH B RVOC TR UA	NATIONAL CITY BANK TTEE	TRUST MUTUAL FUNDS	PO BOX 94984	CLEVELAND OH 44101-4984		11.155
KENTUCKY MUNICIPAL - CLASS A	UBS FINANCIAL SERVICES INC. FBO	RICHARD E. CHAPMAN	11200 BODLEY DRIVE	LOUISVILLE KY 40223-1386			18.654
KENTUCKY MUNICIPAL - CLASS A	LPL FINANCIAL SERVICES		9785 TOWNE CENTRE DRIVE	SAN DIEGO CA 92121-1968			13.929
KENTUCKY MUNICIPAL - CLASS A	SPECIAL CUSTODY ACCT FOR THE	EXCLUSIVE BENEFIT OF CUSTOMERS	OMNIBUS ACCOUNT	P O BOX 32760	LOUISVILLE KY 40232-2760		35.965
KENTUCKY MUNICIPAL - CLASS B	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			6.174
KENTUCKY MUNICIPAL - CLASS B	NFS LLC FEBO #	ALAN E SHADBURNE	10716 SHELBYVILLE ROAD	LOUISVILLE KY 40243			5.066
KENTUCKY MUNICIPAL - CLASS B	SPECIAL CUSTODY ACCT FOR THE	EXCLUSIVE BENEFIT OF CUSTOMERS	OMNIBUS ACCOUNT	P O BOX 32760	LOUISVILLE KY 40232-2760		82.468
KENTUCKY MUNICIPAL - CLASS C	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			52.562
KENTUCKY MUNICIPAL - CLASS C	SPECIAL CUSTODY ACCT FOR THE	EXCLUSIVE BENEFIT OF CUSTOMERS	OMNIBUS ACCOUNT	P O BOX 32760	LOUISVILLE KY 40232-2760		40.644
KENTUCKY MUNICIPAL - INSTITUTIONAL CLASS	PNC BANK	SAXON & CO (PNC INST)	ATTN LAWRENCE LOCKWOOD		8800 TINICUM BLVD	PHILADELPHIA PA 19153	94.058
KENTUCKY MUNICIPAL - SERVICE CLASS	PNC BANK	SAXON & CO (PNC SERVICE)			8800 TINICUM BLVD	PHILADELPHIA PA 19153	33.165
KENTUCKY MUNICIPAL - SERVICE CLASS	PFPC	FBO HILLIARD LYONS/CAPITAL	DIRECTIONS	760 MOORE ROAD	KING OF PRUSSIA PA 19406		66.830
CAPITAL APPRECIATION-SERVICE CLASS	BLACKROCK FUNDING INC	ATTN JOSEPH FELICIANI 4TH FL	40 E 52ND ST	NEW YORK NY 10022			99.448
CAPITAL APPRECIATION-CLASS C	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			36.268
CAPITAL APPRECIATION-CLASS C	CITIGROUP GLOBAL MARKETS INC.		333 WEST 34TH STREET - 3RD FLOOR	NEW YORK, NEW YORK 10001			5.909
CAPITAL APPRECIATION-CLASS B	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			12.365
CAPITAL APPRECIATION-CLASS A	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			8.521
CAPITAL APPRECIATION-CLASS A	SSB/NYLIM SUPPLEMENTAL INCOME PLAN	BOSTON FINANCIAL DATA SERVICES	DSC/NSCC 4TH FLOOR-TEST ACCOUNT	66 BROOKS DRIVE	BRAINTREE MA 02184		10.987
CAPITAL APPRECIATION-CLASS A	LINCOLN NATIONAL LIFE INSURANCE	COMPANY	1300 S CLINTON ST	FORT WAYNE IN 46802-3506			5.208

							PERCENT
		ADDRESS					OF
FUND NAME	OWNER	LINE 2	LINE 3	LINE 4	LINE 5	LINE 6	FUND
CAPITAL APPRECIATION-INSTITUTIONAL CLASS	CITIGROUP GLOBAL MARKETS INC.		333 WEST 34TH STREET - 3RD FLOOR	NEW YORK, NEW YORK 10001			6.469
CAPITAL APPRECIATION-INSTITUTIONAL CLASS	MILTON N WEINSTEIN TRUST		3475 LENOX RD NE STE 950	ATLANTA GA 30326-3220			7.653
LOW DURATION BOND-BLACKROCK CLASS	PNC BANK	SAXON & CO (PNC INST)	ATTN LAWRENCE LOCKWOOD		8800 TINICUM BLVD	PHILADELPHIA PA 19153	9.799
LOW DURATION BOND-BLACKROCK CLASS	MASON TENDERS DISTRICT	COUNCIL ANNUITY FUND			520 EIGHTH AVE STE 600	NEW YORK NY 10018	5.636
LOW DURATION BOND-BLACKROCK CLASS		MAC & CO		ATTN MUTUAL FUNDS OPERATIONS	P O BOX 3198	PITTSBURGH PA 15230	11.323
LOW DURATION BOND-BLACKROCK CLASS	THE METROPOLITAN MUSEUM OF	ART			1000 FIFTH AVE	NEW YORK NY 10028	6.367
LOW DURATION BOND-BLACKROCK CLASS	NORTHERN TRUST COMPANY CUST			PO BOX 92956	CHICAGO IL 60675		5.961
LOW DURATION BOND-CLASS C	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			55.664
LOW DURATION BOND-CLASS C	DEAN WITTER REYNOLDS	ATTN: MUTUAL FUND OPERATIONS	3 HARBORSIDE PLAZA 6TH FLOOR	JERSEY CITY NJ 07311			8.292
LOW DURATION BOND-CLASS C	CITIGROUP GLOBAL MARKETS INC.		333 WEST 34TH STREET - 3RD FLOOR	NEW YORK, NEW YORK 10001			9.813
LOW DURATION BOND-CLASS B	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			32.714
LOW DURATION BOND-CLASS B	SPECIAL CUSTODY ACCT FOR THE	EXCLUSIVE BENEFIT OF CUSTOMERS	OMNIBUS ACCOUNT	P O BOX 32760	LOUISVILLE KY 40232-2760		11.571
LOW DURATION BOND-CLASS B	DEAN WITTER REYNOLDS	ATTN: MUTUAL FUND OPERATIONS	3 HARBORSIDE PLAZA 6TH FLOOR	JERSEY CITY NJ 07311			17.855
LOW DURATION BOND-CLASS B	CITIGROUP GLOBAL MARKETS INC.		333 WEST 34TH STREET - 3RD FLOOR	NEW YORK, NEW YORK 10001			9.991
LOW DURATION BOND-CLASS A	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			22.231
LOW DURATION BOND-CLASS A	DEAN WITTER REYNOLDS	ATTN: MUTUAL FUND OPERATIONS	3 HARBORSIDE PLAZA 6TH FLOOR	JERSEY CITY NJ 07311			7.548
LOW DURATION BOND-CLASS A	CITIGROUP GLOBAL MARKETS INC.		333 WEST 34TH STREET - 3RD FLOOR	NEW YORK, NEW YORK 10001			11.622
LOW DURATION BOND-SERVICE CLASS	CHARLES SCHWAB & CO INC	REINVEST ACCOUNT	ATTN MAY WONG	101 MONTGOMERY ST	SAN FRANCISCO CA 94104-4122		6.333
LOW DURATION BOND-SERVICE CLASS	DEAN WITTER REYNOLDS	ATTN: MUTUAL FUND OPERATIONS	3 HARBORSIDE PLAZA 6TH FLOOR	JERSEY CITY NJ 07311			89.925
LOW DURATION BOND-INSTITUTIONAL CLASS	PNC BANK	SAXON & CO (PNC INST)	ATTN LAWRENCE LOCKWOOD		8800 TINICUM BLVD	PHILADELPHIA PA 19153	70.556
LOW DURATION BOND-INSTITUTIONAL CLASS	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			14.211
LOW DURATION BOND-CLASS C2	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			98.233

							PERCENT
		ADDRESS					OF
FUND NAME	OWNER	LINE 2	LINE 3	LINE 4	LINE 5	LINE 6	FUND
LOW DURATION BOND-CLASS C1	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			97.482
LOW DURATION BOND - CLASS B2	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			93.320
LOW DURATION BOND - CLASS B1	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			95.928
LOW DURATION-CLASS A1	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			97.451
MANAGED INCOME-INSTITUTIONAL CLASS	PNC BANK	SAXON & CO (PNC INST)	ATTN LAWRENCE LOCKWOOD		8800 TINICUM BLVD	PHILADELPHIA PA 19153	97.167
MANAGED INCOME-SERVICE CLASS	PNC BANK	SAXON & CO (PNC SERVICE)			8800 TINICUM BLVD	PHILADELPHIA PA 19153	8.739
MANAGED INCOME-SERVICE CLASS	PFPC	FBO HILLIARD LYONS/CAPITAL	DIRECTIONS	760 MOORE ROAD	KING OF PRUSSIA PA 19406		82.111
MANAGED INCOME-SERVICE CLASS	MARIL & CO FBO 6K	C/O M&I TRUST CO, NA	ATTN MUTUAL FUNDS	11270 WEST PARK PLACE	SUITE 400 - PPW-08-WM	MILWAUKEE WI 53224	8.775
MANAGED INCOME-CLASS A	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			5.152
MANAGED INCOME-CLASS A	SAXON & CO		PO BOX 7780-1888	PHILADELPHIA PA 19182			42.679
MANAGED INCOME-CLASS A	SPECIAL CUSTODY ACCT FOR THE	EXCLUSIVE BENEFIT OF CUSTOMERS	OMNIBUS ACCOUNT	P O BOX 32760	LOUISVILLE KY 40232-2760		27.551
MANAGED INCOME-CLASS C	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			55.533
MANAGED INCOME-CLASS C	RBC DAIN RAUSCHER CUSTODIAN	LAURENCE L NELSON	SEGREGATED ROLLOVER IRA	2900 WILDWOOD DR	CLEARWATER FL 33761		8.460
MANAGED INCOME-CLASS C	SPECIAL CUSTODY ACCT FOR THE	EXCLUSIVE BENEFIT OF CUSTOMERS	OMNIBUS ACCOUNT	P O BOX 32760	LOUISVILLE KY 40232-2760		6.621
MANAGED INCOME-CLASS C	DEAN WITTER REYNOLDS	ATTN: MUTUAL FUND OPERATIONS	3 HARBORSIDE PLAZA 6TH FLOOR	JERSEY CITY NJ 07311			5.336
MANAGED INCOME-CLASS C	CITIGROUP GLOBAL MARKETS INC.		333 WEST 34TH STREET - 3RD FLOOR	NEW YORK, NEW YORK 10001			17.965
MANAGED INCOME-CLASS B	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			35.197
MANAGED INCOME-CLASS B	SPECIAL CUSTODY ACCT FOR THE	EXCLUSIVE BENEFIT OF CUSTOMERS	OMNIBUS ACCOUNT	P O BOX 32760	LOUISVILLE KY 40232-2760		39.206
MID CAP GROWTH EQUITY-CLASS C	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			36.868
MID CAP GROWTH EQUITY-CLASS C	CITIGROUP GLOBAL MARKETS INC.		333 WEST 34TH STREET - 3RD FLOOR	NEW YORK, NEW YORK 10001			12.082
MID CAP GROWTH EQUITY-CLASS B	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			8.334
MID CAP GROWTH EQUITY-CLASS B	SPECIAL CUSTODY ACCT FOR THE	EXCLUSIVE BENEFIT OF CUSTOMERS	OMNIBUS ACCOUNT	P O BOX 32760	LOUISVILLE KY 40232-2760		12.404
MID CAP GROWTH EQUITY-CLASS A	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			5.647
MID CAP GROWTH EQUITY-SERVICE CLASS	PNC BANK	SAXON & CO (PNC SERVICE)			8800 TINICUM BLVD	PHILADELPHIA PA 19153	9.642
MID CAP GROWTH EQUITY-SERVICE CLASS	PFPC	FBO HILLIARD LYONS/CAPITAL	DIRECTIONS	760 MOORE ROAD	KING OF PRUSSIA PA 19406		70.681
MID CAP GROWTH EQUITY-SERVICE CLASS	SPECIAL CUSTODY ACCT FOR THE	EXCLUSIVE BENEFIT OF CUSTOMERS	OMNIBUS ACCOUNT	P O BOX 32760	LOUISVILLE KY 40232-2760		10.603

		ADDRESS					PERCENT OF
FUND NAME	OWNER	LINE 2	LINE 3	LINE 4	LINE 5	LINE 6	FUND
MID CAP GROWTH EQUITY-INST CLASS	PNC BANK	SAXON & CO (PNC INST)	ATTN LAWRENCE LOCKWOOD		8800 TINICUM BLVD	PHILADELPHIA PA 19153	50.331
MID CAP GROWTH EQUITY-INST CLASS	PATTERSON & CO	OMNIBUS CASH CASH ACCOUNT		1525 WEST W T HARRIS BLVD	CHARLOTTE NC 28288-1151		6.966
MID CAP GROWTH EQUITY-INST CLASS	J.P. MORGAN CHASE AS DIRECTED TRUST	FBO METLIFE RETIREMENT PLANS	8515 E ORCHARD RD	2T2	GREENWOOD VILLAGE CO 80111		24.962
MID CAP GROWTH EQUITY - CLASS R	BLACKROCK FUNDING INC	ATTN JOSEPH FELICIANI 4TH FL	40 E 52ND ST	NEW YORK NY 10022			100.000
MID CAP VALUE EQUITY-CLASS C	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			44.956
MID CAP VALUE EQUITY-CLASS C	CITIGROUP GLOBAL MARKETS INC.		333 WEST 34TH STREET - 3RD FLOOR	NEW YORK, NEW YORK 10001			6.334
MID CAP VALUE EQUITY-CLASS B	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			11.134
MID CAP VALUE EQUITY-CLASS A	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			6.348
MID CAP VALUE EQUITY-CLASS A	LINCOLN NATIONAL LIFE INSURANCE	COMPANY	1300 S CLINTON ST	FORT WAYNE IN 46802-3506			14.397
MID CAP VALUE EQUITY-SERVICE CLASS	PFPC	FBO HILLIARD LYONS/CAPITAL	DIRECTIONS	760 MOORE ROAD	KING OF PRUSSIA PA 19406		11.254
MID CAP VALUE EQUITY-SERVICE CLASS	PRUDENTIAL INVESTMENT MGTS SERVICE	FBO MUTUAL FUND CLIENTS	100 MULBERRY STREET	3 GATEWAY CENTER FL 11	MAIL STOP NJ 05-11-20	NEWARK NJ 07102	9.974
MID CAP VALUE EQUITY-SERVICE CLASS	UBS-FTC FBO: NAUGATUCK SAVINGS BK R	OPERATIONS MANAGER	UBS FIDUCIARY TRUST	1200 HARBOR BLVD.	6TH FLOOR	WEEHAWKEN NJ 07086	54.936
MID CAP VALUE EQUITY-SERVICE CLASS	BEAR STEARNS SECURITIES CORP.		1 METROTECH CENTER NORTH	BROOKLYN NY 11201-3859			8.817
MID CAP VALUE EQUITY-INST CLASS	PNC BANK	SAXON & CO (PNC INST)	ATTN LAWRENCE LOCKWOOD		8800 TINICUM BLVD	PHILADELPHIA PA 19153	10.986
MID CAP VALUE EQUITY-INST CLASS	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			27.138
MID CAP VALUE EQUITY-INST CLASS	TRUST MANAGEMENT NETWORK FBO	BANK OF THE WEST	ATTN: KEVIN CRAWFORD	4300 MACARTHUR AVE, STE 170 LB 5	DALLAS, TX 75209		6.783
MID CAP VALUE EQUITY-INST CLASS	METROPOLITAN LIFE INS CO/SA DC	8515 E ORCHARD RD	2T2	GREENWOOD VILLAGE CO 80111			5.749
MID CAP VALUE EQUITY-INST CLASS	J.P. MORGAN CHASE AS DIRECTED TRUST	FBO METLIFE RETIREMENT PLANS	8515 E ORCHARD RD	2T2	GREENWOOD VILLAGE CO 80111		24.293
MID CAP VALUE EQUITY-INST CLASS	SBT OF FARGO	203 NORTH 10TH STREET	FARGO, ND 58102				5.367
MONEY MARKET-INSTITUTIONAL CLASS	PNC BANK	SAXON & COMPANY			8800 TINICUM BLVD	PHILADELPHIA PA 19153	95.751
MONEY MARKET-HILLIARD LYONS CLASS	HILLIARD LYONS	CASH BALANCE SWEEPS	ATTN BARBARA O’NEAL	501 HILLIARD LYONS CTR	LOUISVILLE KY 40202		100.000
MONEY MARKET-SERVICE CLASS	PNC BANK	SAXON & COMPANY			8800 TINICUM BLVD	PHILADELPHIA PA 19153	81.822
MONEY MARKET-SERVICE CLASS	HILLIARD LYONS SPECIAL	CUSTODY ACCOUNT FOR THE	EXCLUSIVE BENEFIT OF CUSTOMERS	ATTN BARBARA O’NEAL	501 HILLIARD LYONS CENTER	LOUISVILLE KY 40202	6.379
MONEY MARKET-SERVICE CLASS	PFPC	FBO HILLIARD LYONS/CAPITAL	DIRECTIONS	760 MOORE ROAD	KING OF PRUSSIA PA 19406		5.629

		ADDRESS					PERCENT OF
FUND NAME	OWNER	LINE 2	LINE 3	LINE 4	LINE 5	LINE 6	FUND
MONEY MARKET-CLASS A	SPECIAL CUSTODY ACCT FOR	EXCLUSIVE BENEFIT OF	CUSTOMERS OF HILLIARD LYONS	ATTN BARBARA O’NEAL	PO BOX 32760	LOUISVILLE KY 40232-2760	47.465
MONEY MARKET-CLASS A	SAXON & CO		PO BOX 7780-1888	PHILADELPHIA PA 19182			17.276
MONEY MARKET-CLASS B	CITIGROUP GLOBAL MARKETS INC.		333 WEST 34TH STREET - 3RD FLOOR	NEW YORK, NEW YORK 10001			13.774
MONEY MARKET-CLASS C	DEAN WITTER REYNOLDS	ATTN: MUTUAL FUND OPERATIONS	3 HARBORSIDE PLAZA 6TH FLOOR	JERSEY CITY NJ 07311			9.628
MONEY MARKET-CLASS C	CITIGROUP GLOBAL MARKETS INC.		333 WEST 34TH STREET - 3RD FLOOR	NEW YORK, NEW YORK 10001	333 W 34TH ST	NEW YORK NY 10001	19.725
MONEY MARKET PORTFOLIO	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			100.000
MUNICIPAL MONEY MKT-HILLIARD LYONS CLASS	HILLIARD LYONS	CASH BALANCE SWEEPS	ATTN BARBARA O’NEAL	501 HILLIARD LYONS CTR	LOUISVILLE KY 40202		100.000
MUNICIPAL MONEY MARKET-CLASS A	WILLIAM E QUIRK JR AND	ROSEMARY E QUIRK JTWROS	37 WALNUT ST	UPTON MA 01568-1101			11.025
MUNICIPAL MONEY MARKET-CLASS A	SPECIAL CUSTODY ACCT FOR	EXCLUSIVE BENEFIT OF	CUSTOMERS OF HILLIARD LYONS	ATTN BARBARA O’NEAL	PO BOX 32760	LOUISVILLE KY 40232-2760	86.619
MUNICIPAL MONEY MARKET-SERVICE CLASS	PNC BANK	SAXON & COMPANY			8800 TINICUM BLVD	PHILADELPHIA PA 19153	60.830
MUNICIPAL MONEY MARKET-SERVICE CLASS	HILLIARD LYONS SPECIAL	CUSTODY ACCOUNT FOR THE	EXCLUSIVE BENEFIT OF CUSTOMERS	ATTN BARBARA O’NEAL	501 HILLIARD LYONS CENTER	LOUISVILLE KY 40202	6.417
MUNICIPAL MONEY MARKET-SERVICE CLASS	PNC BANK	NEXT DAY SWEEP	ATTN SCOTT HORAN/ TREAS MGMT	INV SERVICES/TWO PNC PLAZA	620 LIBERTY AVE P2-PTPP-32-1	PITTSBURGH PA 15265	16.289
MUNICIPAL MONEY MARKET-SERVICE CLASS	PFPC	FBO HILLIARD LYONS/CAPITAL	DIRECTIONS	760 MOORE ROAD	KING OF PRUSSIA PA 19406		16.453
MUNICIPAL MONEY MARKET-INSTITUTIONAL CLASS	PNC BANK	SAXON & COMPANY			8800 TINICUM BLVD	PHILADELPHIA PA 19153	95.496
NEW JERSEY MUNI MONEY MARKET- CLASS A	SPECIAL CUSTODY ACCT FOR	EXCLUSIVE BENEFIT OF	CUSTOMERS OF HILLIARD LYONS	ATTN BARBARA O’NEAL	PO BOX 32760	LOUISVILLE KY 40232-2760	98.353
NJ MUNICIPAL MONEY MARKET-SERVICE CLASS	PNC BANK	SAXON & COMPANY			8800 TINICUM BLVD	PHILADELPHIA PA 19153	91.774
NJ MUNICIPAL MONEY MARKET-SERVICE CLASS	JAY SCHWARTZ	99 EILEEN DR	CEDAR GROVE NJ 07009-1349				7.059
NJ MUNICIPAL MONEY MARKET-INST CLASS	PNC BANK	SAXON & COMPANY			8800 TINICUM BLVD	PHILADELPHIA PA 19153	74.005
NJ MUNICIPAL MONEY MARKET-INST CLASS	BOH & CO	BEACON TRUST COMPANY		ATTN BETH PATINO	333 MAIN STREET	MADISON NJ 07940	14.000
NJ MUNICIPAL MONEY MARKET-INST CLASS		TRUSTMAN		ATTN CASH SWEEP CTR 3145	303 PEACHTREE STREET NE	ATLANTA GA 30308	5.777
NORTH CAROLINA MUNI MONEY MKT- CL A	JOANNE FLOCH	4478 MORATOCK LN	CLEMMONS NC 27012-7712				61.362
NORTH CAROLINA MUNI MONEY MKT- CL A	HENRY L FISHER JR	PO BOX 36	MOUNT PLEASANT NC 28124-0036				26.679
NORTH CAROLINA MUNI MONEY MKT- CL A	JOANNE FLOCH	4478 MORATOCK LN	CLEMMONS NC 27012-7712				10.868
NC MUNICIPAL MONEY MARKET-SERVICE CLASS	PNC BANK	SAXON & COMPANY			8800 TINICUM BLVD	PHILADELPHIA PA 19153	23.992
NC MUNICIPAL MONEY MARKET-SERVICE CLASS	RAYMOND JAMES & ASSOC INC	FBO VICIOUS CYCLE S	BIN# 16239844	880 CARILLON PKWY	ST PETERSBURG FL 33716		76.007

							PERCENT
		ADDRESS					OF
FUND NAME	OWNER	LINE 2	LINE 3	LINE 4	LINE 5	LINE 6	FUND
NC MUNICIPAL MONEY MARKET-INST CLASS		U S TRUST COMPANY OF NEW YORK	TECHNOLOGY & SUPPORT SVCS INC	ATTN TRADING OPERATIONS 7TH FL	499 WASHINGTON BOULEVARD	JERSEY CITY NJ 07310	5.981
NC MUNICIPAL MONEY MARKET-INST CLASS	PNC BANK	SAXON & COMPANY			8800 TINICUM BLVD	PHILADELPHIA PA 19153	10.428
NC MUNICIPAL MONEY MARKET-INST CLASS	HIGH POINT BANK & TRUST	MUTUAL PARTNERS PROGRAM	PRATT & CO (CASH)		300 NORTH MAIN STREET	HIGH POINT NC 27261	14.451
NC MUNICIPAL MONEY MARKET-INST CLASS	GOLDMAN SACHS GLOBAL CASH	SERVICES OMNIBUS ACCOUNT FBO	GOLDMAN SACHS & CO CUSTOMERS	ACCOUNT #2	71 SOUTH WACKER DRIVE STE 500	CHICAGO IL 60606	61.567
OHIO MUNICIPAL - CLASS C	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			82.163
OHIO MUNICIPAL - CLASS B	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			60.512
OHIO MUNICIPAL - CLASS A	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			14.104
OHIO MUNICIPAL - CLASS A	PERSHING LLC	P. O. BOX 2052	JERSEY CITY, NJ 07303-2052				5.445
OHIO MUNICIPAL - CLASS A	UBS FINANCIAL SERVICES INC. FBO	CATHERINE BITSOFF, TRUSTEE	CATHERINE BITSOFF TRUST		7211 PICKWAY	CINCINNATI OH 45233-4246	5.243
OHIO MUNICIPAL - CLASS A	SPECIAL CUSTODY ACCT FOR THE	EXCLUSIVE BENEFIT OF CUSTOMERS	OMNIBUS ACCOUNT	P O BOX 32760	LOUISVILLE KY 40232-2760		14.726
OHIO MUNICIPAL - CLASS A	CITIGROUP GLOBAL MARKETS INC.		333 WEST 34TH STREET - 3RD FLOOR	NEW YORK, NEW YORK 10001			7.559
OHIO MUNICIPAL - SERVICE CLASS	PNC BANK	SAXON & CO (PNC SERVICE)			8800 TINICUM BLVD	PHILADELPHIA PA 19153	7.559
OHIO MUNICIPAL - SERVICE CLASS	PFPC	FBO HILLIARD LYONS/CAPITAL	DIRECTIONS	760 MOORE ROAD	KING OF PRUSSIA PA 19406		90.163
OHIO MUNICIPAL - INSTITUTIONAL CLASS	PNC BANK	SAXON & CO (PNC INST)	ATTN LAWRENCE LOCKWOOD		8800 TINICUM BLVD	PHILADELPHIA PA 19153	90.405
OHIO MUNICIPAL - INSTITUTIONAL CLASS	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			5.194
OHIO MUNICIPAL MONEY MARKET CLASS A	SPECIAL CUSTODY ACCT FOR	EXCLUSIVE BENEFIT OF	CUSTOMERS OF HILLIARD LYONS	ATTN BARBARA O’NEAL	PO BOX 32760	LOUISVILLE KY 40232-2760	99.988
OHIO MUNICIPAL MONEY MKT-SERVICE CLASS	PNC BANK	SAXON & COMPANY			8800 TINICUM BLVD	PHILADELPHIA PA 19153	68.967
OHIO MUNICIPAL MONEY MKT-SERVICE CLASS	HILLIARD LYONS SPECIAL	CUSTODY ACCOUNT FOR THE	EXCLUSIVE BENEFIT OF CUSTOMERS	ATTN BARBARA O’NEAL	501 HILLIARD LYONS CENTER	LOUISVILLE KY 40202	31.032
OHIO MUNICIPAL MONEY MARKET-INST CLASS	PNC BANK	SAXON & COMPANY			8800 TINICUM BLVD	PHILADELPHIA PA 19153	96.327
PENNSYLVANIA MUNI MONEY MKT-CLASS A	SPECIAL CUSTODY ACCT FOR	EXCLUSIVE BENEFIT OF	CUSTOMERS OF HILLIARD LYONS	ATTN BARBARA O’NEAL	PO BOX 32760	LOUISVILLE KY 40232-2760	99.220
PA MUNICIPAL MONEY MARKET-SERVICE CLASS	PNC BANK	SAXON & COMPANY			8800 TINICUM BLVD	PHILADELPHIA PA 19153	50.474
PA MUNICIPAL MONEY MARKET-SERVICE CLASS	HILLIARD LYONS SPECIAL	CUSTODY ACCOUNT FOR THE	EXCLUSIVE BENEFIT OF CUSTOMERS	ATTN BARBARA O’NEAL	501 HILLIARD LYONS CENTER	LOUISVILLE KY 40202	40.730
PA MUNICIPAL MONEY MARKET-SERVICE CLASS	PNC BANK	NEXT DAY SWEEP	ATTN SCOTT HORAN/ TREAS MGMT	INV SERVICES/TWO PNC PLAZA	620 LIBERTY AVE P2-PTPP-32-1	PITTSBURGH PA 15265	8.000
PA MUNICIPAL MONEY MARKET-INST CLASS	PNC BANK	SAXON & COMPANY			8800 TINICUM BLVD	PHILADELPHIA PA 19153	91.570
SMALL CAP CORE EQUITY - CLASS C	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			45.638

							PERCENT
		ADDRESS					OF
FUND NAME	OWNER	LINE 2	LINE 3	LINE 4	LINE 5	LINE 6	FUND
SMALL CAP CORE EQUITY-CLASS B	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			33.739
SMALL CAP CORE EQUITY-CLASS A	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			5.033
SMALL CAP CORE EQUITY-CLASS A	SPECIAL CUSTODY ACCT FOR THE	EXCLUSIVE BENEFIT OF CUSTOMERS	OMNIBUS ACCOUNT	P O BOX 32760	LOUISVILLE KY 40232-2760		5.235
SMALL CAP CORE EQUITY-SERVICE CLASS	NFS LLC FEBO	NATC & CO	10881 LOWELL AVE STE 100	OVERLAND PARK KS 66210-1666			37.549
SMALL CAP CORE EQUITY-SERVICE CLASS	NFS LLC FEBO	NATC & CO	10881 LOWELL AVE STE 100	OVERLAND PARK KS 66210-1666			23.927
SMALL CAP CORE EQUITY-SERVICE CLASS	NFS LLC FEBO	NFS/FMTC IRA	FBO DELBERT F BUNCH	2820 LAKECREST DRIVE	LAS VEGAS NV 89128		6.569
SMALL CAP CORE EQUITY-INST CLASS	EQUITABLE RESOURCES INS CO LTD	C/O EQUITABLE RESOURCES	MARSH MGMT SVCS CAYMAN LTD	1ST CARIBBEAN HOUSE 3RD FLOOR	SHEDDEN ROAD P O BOX 1051	GRAND CAYMAN 37 00000	17.116
SMALL CAP CORE EQUITY-INST CLASS	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			29.946
SMALL CAP CORE EQUITY-INST CLASS	MERCER TRUST CO TTEE	FBO ARCH COAL	EMPLOYEE THRIFT PLAN 650595	ATTN N4K	ONE INVESTORS WAY	NORWOOD MA 02062-0000	12.231
SMALL CAP CORE EQUITY-INST CLASS	MERCER TRUST COMPANY TTEE FBO	MAGNUM COAL COMPANY 401(K) PLAN	ONE INVESTORS WAY MS N-1-D	NORWOOD MA 02062			8.969
SMALL CAP GROWTH EQUITY-INST CLASS	PNC BANK	SAXON & CO (PNC INST)	ATTN LAWRENCE LOCKWOOD		8800 TINICUM BLVD	PHILADELPHIA PA 19153	18.544
SMALL CAP GROWTH EQUITY-INST CLASS	KPMG PEAT MARWICK	RETIREMENT PLANS MASTER TRUST	C/O BANK OF NEW YORK TTEE	ATTN SHABAT ZAIDI	ONE WALL STREET	NEW YORK NY 10286	18.589
SMALL CAP GROWTH EQUITY-INST CLASS	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			33.669
SMALL CAP GROWTH EQUITY-SERVICE CLASS	PNC BANK	SAXON & CO (PNC SERVICE)			8800 TINICUM BLVD	PHILADELPHIA PA 19153	38.805
SMALL CAP GROWTH EQUITY-SERVICE CLASS	THE VANGUARD GROUP	ATTN OUTSIDE FUNDS K 14	100 VANGUARD BLVD	MALVERN PA 19355			48.045
SMALL CAP GROWTH EQUITY-SERVICE CLASS	PRUDENTIAL INVESTMENT MGTS SERVICE	FBO MUTUAL FUND CLIENTS	100 MULBERRY STREET	3 GATEWAY CENTER FL 11	MAIL STOP NJ 05-11-20	NEWARK NJ 07102	6.423
SMALL CAP GROWTH EQUITY-CLASS A	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			14.361
SMALL CAP GROWTH EQUITY-CLASS A	SAXON & CO	PO BOX 7780-1888	PHILADELPHIA PA 19182				11.688
SMALL CAP GROWTH EQUITY-CLASS A	RBC DAIN RAUSCHER FBO	FAIRVIEW HEALTH SERVICES	ATTN: CORP ACCT DEPT	400 STINSON BLVD	MINNEAPOLIS MN 55413-0000		13.677
SMALL CAP GROWTH EQUITY-CLASS A	NFS LLC FEBO	BONY CUST FOR PAS SMALL CAP FOF	ANTHONY CIRELLI	90 WASHINGTON STREET	11TH FLOOR	NEW YORK NY 10286	10.218
SMALL CAP GROWTH EQUITY-CLASS A	SPECIAL CUSTODY ACCT FOR THE	EXCLUSIVE BENEFIT OF CUSTOMERS	OMNIBUS ACCOUNT	P O BOX 32760	LOUISVILLE KY 40232-2760		6.726
SMALL CAP GROWTH EQUITY-CLASS B	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			28.049
SMALL CAP GROWTH EQUITY-CLASS B	SPECIAL CUSTODY ACCT FOR THE	EXCLUSIVE BENEFIT OF CUSTOMERS	OMNIBUS ACCOUNT	P O BOX 32760	LOUISVILLE KY 40232-2760		26.080
SMALL CAP GROWTH EQUITY-CLASS C	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			30.773
SMALL CAP GROWTH EQUITY-CLASS C	CITIGROUP GLOBAL MARKETS INC.	333 WEST 34TH STREET - 3RD FLOOR	NEW YORK, NEW YORK 10001				15.409

							PERCENT
	ADDRESS						OF
FUND NAME	OWNER	LINE 2	LINE 3	LINE 4	LINE 5	LINE 6	FUND
SMALL CAP VALUE EQUITY-CLASS C	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			51.559
SMALL CAP VALUE EQUITY-CLASS C	DEAN WITTER REYNOLDS	ATTN: MUTUAL FUND OPERATIONS	3 HARBORSIDE PLAZA 6TH FLOOR	JERSEY CITY NJ 07311			7.149
SMALL CAP VALUE EQUITY-CLASS C	CITIGROUP GLOBAL MARKETS INC.		333 WEST 34TH STREET - 3RD FLOOR	NEW YORK, NEW YORK 10001			10.929
SMALL CAP VALUE EQUITY-CLASS B	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			21.986
SMALL CAP VALUE EQUITY-CLASS B	SPECIAL CUSTODY ACCT FOR THE	EXCLUSIVE BENEFIT OF CUSTOMERS	OMNIBUS ACCOUNT	P O BOX 32760	LOUISVILLE KY 40232-2760		25.215
SMALL CAP VALUE EQUITY-CLASS B	CITIGROUP GLOBAL MARKETS INC.		333 WEST 34TH STREET - 3RD FLOOR	NEW YORK, NEW YORK 10001	333 W 34TH ST	NEW YORK NY 10001	6.514
SMALL CAP VALUE EQUITY-CLASS A	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			7.811
SMALL CAP VALUE EQUITY-CLASS A	SAXON & CO		PO BOX 7780-1888	PHILADELPHIA PA 19182			21.049
SMALL CAP VALUE EQUITY-CLASS A	SPECIAL CUSTODY ACCT FOR THE	EXCLUSIVE BENEFIT OF CUSTOMERS	OMNIBUS ACCOUNT	P O BOX 32760	LOUISVILLE KY 40232-2760		34.231
SMALL CAP VALUE EQUITY-SERVICE CLASS	PNC BANK	SAXON & CO (PNC SERVICE)			8800 TINICUM BLVD	PHILADELPHIA PA 19153	70.066
SMALL CAP VALUE EQUITY-SERVICE CLASS	PFPC	FBO HILLIARD LYONS/CAPITAL	DIRECTIONS	760 MOORE ROAD	KING OF PRUSSIA PA 19406		5.635
SMALL CAP VALUE EQUITY-SERVICE CLASS	PRUDENTIAL INVESTMENT MGTS SERVICE	FBO MUTUAL FUND CLIENTS	100 MULBERRY STREET	3 GATEWAY CENTER FL 11	MAIL STOP NJ 05-11-20	NEWARK NJ 07102	16.266
SMALL CAP VALUE EQUITY-INSTITUTIONAL CLASS	PNC BANK	SAXON & CO (PNC INST)	ATTN LAWRENCE LOCKWOOD		8800 TINICUM BLVD	PHILADELPHIA PA 19153	66.345
SMALL CAP VALUE EQUITY-INSTITUTIONAL CLASS		ENTERPRISE TRUST & INVESTMENT	COMPANY		15425 LOS GATOS BLVD STE 150	LOS GATOS CA 95032	9.190
SMALL CAP VALUE EQUITY-INSTITUTIONAL CLASS	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			9.176
SMALL CAP VALUE-BLACKROCK CLASS	NFS LLC FEBO	THE NORTHERN TRUST COMPANY	FBO A/C 2633383	PO BOX 92956	CHICAGO IL 60675-2956		28.786
SMALL CAP VALUE-BLACKROCK CLASS	NFS LLC FEBO	THE NORTHERN TRUST COMPANY	FBO A/C 2648795	PO BOX 92956	CHICAGO IL 60675-2956		44.609
SMALL CAP VALUE-BLACKROCK CLASS	NFS LLC FEBO	THE NORTHERN TRUST COMPANY	FBO A/C 2604867	PO BOX 92956	CHICAGO IL 60675-2956		24.778
SMALL/MID CAP GROWTH-SERVICE CLASS	BLACKROCK FUNDING INC	ATTN JOSEPH FELICIANI 4TH FL	40 E 52ND ST	NEW YORK NY 10022			99.130
SMALL/MID CAP GROWTH-INST CLASS	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			52.837
SMALL/MID CAP GROWTH-INST CLASS	J.P. MORGAN CHASE AS DIRECTED TRUST	FBO METLIFE RETIREMENT PLANS	8515 E ORCHARD RD	2T2	GREENWOOD VILLAGE CO 80111		16.654
SMALL/MID CAP GROWTH-INST CLASS	NFS LLC FEBO	OLD NATL TRUST CO DBA OLTRUST	TRUSTEE FBO CLIENTS	PO BOX 966	EVANSVILLE IN 47706-0966		5.880
SMALL/MID CAP GROWTH-INST CLASS	US BANK NA TTEES	LINDQUIST & VENNUM PSP TRUST	US BANCORP-MUTUAL FUNDS DEPARTMENT	PO BOX 1787	MILWAUKEE WI 53201-1787		8.355

							PERCENT
		ADDRESS					OF
FUND NAME	OWNER	LINE 2	LINE 3	LINE 4	LINE 5	LINE 6	FUND
SMALL/MID CAP GROWTH-INST CLASS	T ROWE PRICE RETIREMENT PLAN	SERVICES	4515 PAINTERS MILL RD	OWINGS MILLS MD 21117-4903			5.954
SMALL/MID CAP GROWTH-CLASS C	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			34.631
SMALL/MID CAP GROWTH-CLASS C	CITIGROUP GLOBAL MARKETS INC.		333 WEST 34TH STREET - 3RD FLOOR	NEW YORK, NEW YORK 10001			20.802
SMALL/MID CAP GROWTH-CLASS B	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			15.711
SMALL/MID CAP GROWTH-CLASS A	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			14.149
SMALL/MID CAP GROWTH-CLASS A	RELIANCE TRUST COMPANY, TRUSTEE	FBO METLIFE NAV PLANS	8515 E ORCHARD RD	2T2	GREENWOOD VILLAGE CO 80111		7.062
SMALL/MID CAP GROWTH-CLASS A	INVESTORS BANK & TRUST CO TTE	VARIOUS RETIREMENT PLANS CUST FBO	DIVERSIFIED INVESTMENT ADVISORS INC	4 MANHATTANVILLE RD	PURCHASE NY 10577-2139		5.354
SMALL/MID CAP GROWTH-CLASS A	LINCOLN NATIONAL LIFE INSURANCE	COMPANY	1300 S CLINTON ST	FORT WAYNE IN 46802-3506			6.793
SMALL\MID CAP GROWTH -CLASS R	BLACKROCK FUNDING INC	ATTN JOSEPH FELICIANI 4TH FL	40 E 52ND ST	NEW YORK NY 10022			100.000
TOTAL RETURN - BLACKROCK CLASS	PNC BANK	SAXON & CO (PNC INST)	ATTN LAWRENCE LOCKWOOD		8800 TINICUM BLVD	PHILADELPHIA PA 19153	12.066
TOTAL RETURN - BLACKROCK CLASS		AAUW ED FN FELLOWSHIPS FUND			1111 16TH STREET NW	WASHINGTON DC 20036	5.701
TOTAL RETURN - BLACKROCK CLASS		MAC AND CO	MUTUAL FUND OPERATIONS	P O BOX 3198	525 WILLIAM PENN PLACE	PITTSBURGH PA 15230	8.907
TOTAL RETURN - BLACKROCK CLASS	CUSTODIAL TRUST COMPANY			ATTN PAT CASSIDY	101 CARNEGIE CENTER	PRINCETON NJ 08540	8.450
TOTAL RETURN - BLACKROCK CLASS	BANK OF NEW YORK	WENDEL & CO	MUTUAL FUND/REORG DEPT	ATLANTIC TERMINAL	2 HANSON PLACE 6TH FLOOR	BROOKLYN NY 11217	7.220
TOTAL RETURN - BLACKROCK CLASS	SHELDON AND CO	C/O NATIONAL CITY	ATTN MUTUAL FUNDS	PO BOX 94984	CLEVELAND OH 44101-4984		11.723
TOTAL RETURN - BLACKROCK CLASS	NORTHERN TRUST COMPANY TTEE	FBO ARCH CHEMICAL	PO BOX 92956	CHICAGO IL 60675			12.133
TOTAL RETURN - BLACKROCK CLASS	THE NORTHERN TRUST CO	CUSTODIAN FBO NEW HAVEN CERF		PO BOX 92956 CHICAGO IL	60675		7.053
TOTAL RETURN - SERVICE CLASS	BLACKROCK FUNDING INC	ATTN JOSEPH FELICIANI 4TH FL	40 E 52ND ST	NEW YORK NY 10022			99.386
TOTAL RETURN - INSTITUTIONAL CLASS	PNC BANK	SAXON & CO (PNC INST)	ATTN LAWRENCE LOCKWOOD		8800 TINICUM BLVD	PHILADELPHIA PA 19153	73.148
TOTAL RETURN - INSTITUTIONAL CLASS	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			22.327
TOTAL RETURN - CLASS C	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			91.578
TOTAL RETURN - CLASS B	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			52.101
TOTAL RETURN - CLASS B	SPECIAL CUSTODY ACCT FOR THE	EXCLUSIVE BENEFIT OF CUSTOMERS	OMNIBUS ACCOUNT	P O BOX 32760	LOUISVILLE KY 40232-2760		16.237
TOTAL RETURN - CLASS A	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			66.022
TOTAL RETURN - CLASS A	NFS LLC FEBO	MARY C MULLER	2221 MONICA PL	SARASOTA FL 34235			7.968

							PERCENT
		ADDRESS					OF
FUND NAME	OWNER	LINE 2	LINE 3	LINE 4	LINE 5	LINE 6	FUND
TOTAL RETURN- CLASS R	BLACKROCK FUNDING INC	ATTN JOSEPH FELICIANI 4TH FL	40 E 52ND ST	NEW YORK NY 10022			100.000
TOTAL RETURN II - BLACKROCK CLASS	PNC BANK	SAXON & CO (PNC INST)	ATTN LAWRENCE LOCKWOOD		8800 TINICUM BLVD	PHILADELPHIA PA 19153	18.022
TOTAL RETURN II - BLACKROCK CLASS	NORTHERN TRUST COMPANY AS TTEE FBO	USAA SAVINGS & INVESTMENT PLAN-DV	PO BOX 92994	CHICAGO IL 60675			5.855
TOTAL RETURN II - BLACKROCK CLASS	NAP & CO	PARTNERSHIP	7650 MAGNA DRIVE	BELLEVILLE IL 62223-3366			5.709
TOTAL RETURN II - CLASS C	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			81.156
TOTAL RETURN II - CLASS C	CITIGROUP GLOBAL MARKETS INC.		333 WEST 34TH STREET - 3RD FLOOR	NEW YORK, NEW YORK 10001			5.742
TOTAL RETURN II - CLASS B	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			47.868
TOTAL RETURN II - CLASS B	SPECIAL CUSTODY ACCT FOR THE	EXCLUSIVE BENEFIT OF CUSTOMERS	OMNIBUS ACCOUNT	P O BOX 32760	LOUISVILLE KY 40232-2760		10.123
TOTAL RETURN II - CLASS B	DEAN WITTER REYNOLDS	ATTN: MUTUAL FUND OPERATIONS	3 HARBORSIDE PLAZA 6TH FLOOR	JERSEY CITY NJ 07311			6.334
TOTAL RETURN II - CLASS B	CITIGROUP GLOBAL MARKETS INC.		333 WEST 34TH STREET - 3RD FLOOR	NEW YORK, NEW YORK 10001			7.497
TOTAL RETURN II - CLASS A	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			7.390
TOTAL RETURN II - CLASS A	SAXON & CO		PO BOX 7780-1888	PHILADELPHIA PA 19182			10.544
TOTAL RETURN II - CLASS A	UBS FINANCIAL SERVICES INC. FBO	ADVENTIST HEALTHCARE, INC	INTERMEDIATE SEGMENT ACCOUNT	1801 RESEARCH BLVD.	SUITE 400	ROCKVILLE MD 20850-3184	9.301
TOTAL RETURN II - CLASS A	METLIFE ASSET ALLOCATION PORTFOLIO	2 MONTGOMERY ST	JERSEY CITY NJ 07302-3802				5.902
TOTAL RETURN II - CLASS A	RELIANCE TRUST COMPANY, TRUSTEE	FBO METLIFE NAV PLANS	8515 E ORCHARD RD	2T2	GREENWOOD VILLAGE CO 80111		11.160
TOTAL RETURN II - SERVICE CLASS	PNC BANK	SAXON & CO (PNC SERVICE)			8800 TINICUM BLVD	PHILADELPHIA PA 19153	24.890
TOTAL RETURN II - SERVICE CLASS	CHARLES SCHWAB & CO INC	REINVEST ACCOUNT	ATTN MAY WONG	101 MONTGOMERY ST	SAN FRANCISCO CA 94104-4122		9.554
TOTAL RETURN II - SERVICE CLASS	MASSACHUSETTS MUTUAL LIFE INS CO	1295 STATE STREET N255	SPRINGFIELD MA 01111				46.100
TOTAL RETURN II - INSTITUTIONAL CLASS	PNC BANK	SAXON & CO (PNC INST)	ATTN LAWRENCE LOCKWOOD		8800 TINICUM BLVD	PHILADELPHIA PA 19153	53.347
TOTAL RETURN II - INSTITUTIONAL CLASS	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			28.647
TOTAL RETURN II - INSTITUTIONAL CLASS	FIDELITY INVESTMENTS	INSTITUTIONAL OP CO INC FIIOC AS	AGENT FOR CERTAIN EMPLOYEE BEN PLAN	100 MAGELLAN WAY (KW1C)	COVINGTON KY 41015-0000		6.269
TOTAL RETURN II-CLASS R	BLACKROCK FUNDING INC	ATTN JOSEPH FELICIANI 4TH FL	40 E 52ND ST	NEW YORK NY 10022			99.626
U.S. OPPORTUNITIES-INSTITUTIONAL CLASS	PNC BANK	SAXON & CO (PNC INST)	ATTN LAWRENCE LOCKWOOD		8800 TINICUM BLVD	PHILADELPHIA PA 19153	15.680
U.S. OPPORTUNITIES-INSTITUTIONAL CLASS	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			32.322

							PERCENT
		ADDRESS					OF
FUND NAME	OWNER	LINE 2	LINE 3	LINE 4	LINE 5	LINE 6	FUND
U.S. OPPORTUNITIES-INSTITUTIONAL CLASS	UNATCO	2801 WEST JEFFERSON STREET	ATTN: FIRST MIDWEST TRUST DIVISION	JOLIET, IL 604355299			17.160
U.S. OPPORTUNITIES-SERVICE CLASS	NFS LLC FEBO	FMT CO CUST IRA ROLLOVER	FBO GARY P FUKAYAMA	1397 PINION SHADOW DR	PRESCOTT AZ 86305		6.788
U.S. OPPORTUNITIES-SERVICE CLASS	PERSHING LLC	P. O. BOX 2052	JERSEY CITY, NJ 07303-9998				9.035
U.S. OPPORTUNITIES-CLASS C	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			36.897
U.S. OPPORTUNITIES-CLASS C	DEAN WITTER REYNOLDS	ATTN: MUTUAL FUND OPERATIONS	3 HARBORSIDE PLAZA 6TH FLOOR	JERSEY CITY NJ 07311			8.126
U.S. OPPORTUNITIES-CLASS C	CITIGROUP GLOBAL MARKETS INC.		333 WEST 34TH STREET - 3RD FLOOR	NEW YORK, NEW YORK 10001			17.466
U.S. OPPORTUNITIES-CLASS B	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			17.081
U.S. OPPORTUNITIES-CLASS B	SPECIAL CUSTODY ACCT FOR THE	EXCLUSIVE BENEFIT OF CUSTOMERS	OMNIBUS ACCOUNT	P O BOX 32760	LOUISVILLE KY 40232-2760		15.706
U.S. OPPORTUNITIES-CLASS B	DEAN WITTER REYNOLDS	ATTN: MUTUAL FUND OPERATIONS	3 HARBORSIDE PLAZA 6TH FLOOR	JERSEY CITY NJ 07311			6.527
U.S. OPPORTUNITIES-CLASS B	CITIGROUP GLOBAL MARKETS INC.		333 WEST 34TH STREET - 3RD FLOOR	NEW YORK, NEW YORK 10001			11.407
U.S. OPPORTUNITIES-CLASS A	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			8.555
U.S. OPPORTUNITIES-CLASS A	SPECIAL CUSTODY ACCT FOR THE	EXCLUSIVE BENEFIT OF CUSTOMERS	OMNIBUS ACCOUNT	P O BOX 32760	LOUISVILLE KY 40232-2760		6.781
U.S. OPPORTUNITIES-CLASS A	DEAN WITTER REYNOLDS	ATTN: MUTUAL FUND OPERATIONS	3 HARBORSIDE PLAZA 6TH FLOOR	JERSEY CITY NJ 07311			5.019
U.S. OPPORTUNITIES-CLASS A	CITIGROUP GLOBAL MARKETS INC.		333 WEST 34TH STREET - 3RD FLOOR	NEW YORK, NEW YORK 10001			7.318
US TREASURY MONEY MARKET-CLASS A	SPECIAL CUSTODY ACCT FOR	EXCLUSIVE BENEFIT OF	CUSTOMERS OF HILLIARD LYONS	ATTN BARBARA O’NEAL	PO BOX 32760	LOUISVILLE KY 40232-2760	57.944
US TREASURY MONEY MARKET-CLASS A	SAXON & CO		91927376	P.O. BOX 7780-1888	PHILADELPHIA, PA 19182		35.486
US TREASURY MONEY MARKET-SERVICE CLASS	BANK OF NEW YORK	HARE & CO			111 SANDERS CREEK PARKWAY	EAST SYRACUSE NY 13057	25.185
US TREASURY MONEY MARKET-SERVICE CLASS	PNC BANK	SAXON & COMPANY			8800 TINICUM BLVD	PHILADELPHIA PA 19153	47.756
US TREASURY MONEY MARKET-SERVICE CLASS	PNC BANK	NEXT DAY SWEEP	ATTN SCOTT HORAN/ TREAS MGMT	INV SERVICES/TWO PNC PLAZA	620 LIBERTY AVE P2-PTPP-32-1	PITTSBURGH PA 15265	12.827
US TREASURY MONEY MARKET-SERVICE CLASS		JP MORGAN CHASE BANK NOMINEE	1 JP MORGAN INTL PLAZA/2		14201 DALLAS PARKWAY FLOOR 2	DALLAS TX 75254	10.340
US TREASURY MONEY MARKET-INST CLASS	PNC BANK	SAXON & COMPANY			8800 TINICUM BLVD	PHILADELPHIA PA 19153	99.486
VA MUNICIPAL MONEY MARKET-SERVICE CLASS	BLACKROCK FUNDING INC	ATTN JOSEPH FELICIANI 4TH FL	40 E 52ND ST	NEW YORK NY 10022			98.820
VA MUNICIPAL MONEY MARKET-INST CLASS	BRANCH BANKING & TRUST COMPANY	WILBRANCH & COMPANY	TRUST DEPARTMENT	223 WEST NASH STREET	P O BOX 2887	WILSON NC 27894	23.515
VA MUNICIPAL MONEY MARKET-INST CLASS	VIRGINIA COMMONWEALTH TRUST CO	TUNAT & CO			P O BOX 1268	STAUNTON VA 24402	39.773

							PERCENT
		ADDRESS					OF
FUND NAME	OWNER	LINE 2	LINE 3	LINE 4	LINE 5	LINE 6	FUND
VA MUNICIPAL MONEY MARKET-INST CLASS	PNC BANK	SAXON & COMPANY			8800 TINICUM BLVD	PHILADELPHIA PA 19153	13.775
VA MUNICIPAL MONEY MARKET-INST CLASS	AMERICAN NATIONAL BK & TR CO	AMBRO AND COMPANY		ATTN PHYLLIS A WILES	P O BOX 191	DANVILLE VA 24543	15.046

BLACKROCK FUNDSSM

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information provides supplementary information pertaining to shares representing interests in the Core Equity Portfolio (the “Portfolio”) of BlackRock FundsSM (the “Fund”). This Statement of Additional Information is not a prospectus, and should be read only in conjunction with the Prospectus of the Portfolio dated January 31, 2007, as amended from time to time (the “Prospectus”). The Prospectus of the Portfolio may be obtained from the Fund’s distributor at no charge by calling toll-free (800) 441-7762. This Statement of Additional Information is dated January 31, 2007.

INVESTMENT POLICIES

The following supplements information contained in the Prospectus concerning the Portfolio’s investment policies. To the extent that an investment strategy is discussed in this Statement of Additional Information but not in the Prospectus, such strategy is not a principal strategy of the Portfolio.

Additional Information on Investment Strategy

Equity securities include common stock and preferred stock (including convertible preferred stock); bonds, notes and debentures convertible into common or preferred stock; stock purchase warrants and rights; equity interests in trusts, limited and general partnerships and limited liability companies; and depositary receipts.

From time to time the Portfolio may invest in shares of companies through initial public offerings (IPOs). IPOs have the potential to produce, and have in fact produced, substantial gains. There is no assurance that the Portfolio will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performance. The investment performance of the Portfolio during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when it is able to do so. In addition, as the Portfolio increases in size, the impact of IPOs on its performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

The Portfolio may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell a Portfolio’s investment than if the Portfolio held the securities of larger, more established companies.

The Portfolio may, but under normal market conditions does not expect to, engage in active and frequent trading of its securities to achieve its principal investment strategies.

Additional Information on Portfolio Investments

Non-U.S. Investments. The Portfolio may invest in non-U.S. securities, including securities from issuers located in emerging market countries. Investing in non-U.S. securities involves risks not typically associated with investing in securities of companies organized and operated in the United States that can increase the chance a portfolio will lose money. Because non-U.S. securities generally are denominated and pay dividends or interest in non-U.S. currencies, the value of a portfolio that invests in non-U.S. securities as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates.

The Portfolio’s investments in non-U.S. securities may also be adversely affected by changes in non-U.S. political or social conditions, diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets, or imposition of (or change in) exchange control regulations. In addition, changes in government administrations or economic or monetary policies in the U.S. or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect the Portfolio’s operations.

In general, less information is publicly available with respect to non-U.S. issuers than is available with respect to U.S. companies. Most non-U.S. companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. While the volume of transactions effected on non-U.S. stock exchanges has increased in recent years, it remains appreciably below that of the New York Stock Exchange. Accordingly, the Portfolio’s non-U.S. investments may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

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The Portfolio may invest its assets in countries with emerging economies or securities markets. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to the Portfolio of additional investments in emerging market countries. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in Japan or most Western European countries. There may be little financial or accounting information available with respect to issuers located in certain emerging market countries, and it may be difficult to assess the value or prospects of an investment in such issuers.

ADRs, EDRs and GDRs. The Portfolio may invest in both sponsored and unsponsored American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”), Global Depository Receipts (“GDRs”) and other similar global instruments. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a non-U.S. corporation. EDRs, which are sometimes referred to as Continental Depository Receipts, are receipts issued in Europe, typically by non-U.S. banks and trust companies, that evidence ownership of either non-U.S. or domestic underlying securities. GDRs are depository receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Investments in ADRs, EDRs and GDRs present additional investment considerations as described under “Non-U.S. Investments.”

Reverse Repurchase Agreements and Other Borrowings. The Portfolio is authorized to borrow money. The Portfolio may borrow in order to make investments. The purchase of securities while borrowings are outstanding will have the effect of leveraging the Portfolio. Such leveraging increases the Portfolio’s exposure to capital risk, and borrowed funds are subject to interest costs that will reduce net income. The use of leverage by the Portfolio creates an opportunity for greater total return, but, at the same time, creates special risks. If the securities held by the Portfolio should decline in value while borrowings are outstanding, the net asset value of the Portfolio’s outstanding shares will decline in value by proportionately more than the decline in value suffered by the Portfolio’s securities. Although the principal of such borrowings will be fixed, the Portfolio’s assets may change in value during the time the borrowings are outstanding. Borrowings will create interest expenses for the Portfolio that can exceed the income from the assets purchased with the borrowings. To the extent the income or capital appreciation derived from securities purchased with borrowed funds exceeds the interest the Portfolio will have to pay on the borrowings, the Portfolio’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such borrowed funds is not sufficient to cover the cost of borrowing, the return to the Portfolio will be less than if leverage had not been used and, therefore, the amount available for distribution to shareholders as dividends will be reduced. In the latter case, the adviser in its best judgment nevertheless may determine to maintain the Portfolio’s leveraged position if it expects that the benefits to the Portfolio’s shareholders of maintaining the leveraged position will outweigh the current reduced return. Borrowings may be made by the Portfolio through reverse repurchase agreements under which the Portfolio sells portfolio securities to financial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price. Such Agreements are considered to be borrowings under the Investment Company Act of 1940 (the “1940 Act”). The Portfolio will use the proceeds of reverse repurchase agreements to purchase additional securities that meet the Portfolio’s investment guidelines. This use of reverse repurchase agreements may be regarded as leveraging and, therefore, speculative. Reverse repurchase agreements involve the risks that the interest income earned in the investment of the proceeds will be less than the interest expense, that the market value of the securities sold by the Portfolio may decline below the price of the securities the Portfolio is obligated to repurchase and that the securities may not be returned to the Portfolio. During the time a reverse repurchase agreement is outstanding, the adviser will designate liquid assets on its books and records in an amount equal to the amount of the Portfolio’s commitments to the extent required by SEC guidelines. The Portfolio’s reverse repurchase agreements, together with any other borrowings, will not exceed, in the aggregate, 33 1/3% of the value of its total assets. Whenever borrowings exceed 5% of the Portfolio’s total assets, it will not make any investments.

Certain types of borrowings by a Portfolio may result in the Portfolio being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede BlackRock from managing a Portfolio in accordance with the Portfolio’s investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require the Portfolio to dispose of portfolio investments at a time when it may be disadvantageous to do so.

In accordance with applicable law, each Portfolio may at times borrow from affiliates of BlackRock, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace.

Money Market Obligations of Domestic Banks, Non-U.S. Banks and Non-U.S. Branches of U.S. Banks. The Portfolio may purchase bank obligations, such as certificates of deposit, notes, bankers’ acceptances and time deposits, including instruments issued or supported by the credit of U.S. or non-U.S. banks or savings institutions having total assets at the time of purchase in excess of $1 billion. These obligations may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of a specific obligation or by government regulation. The assets of a bank or savings institution will be deemed to include the assets of its domestic and non-U.S. branches for purposes of the Portfolio’s investment policies. Investments in short-term bank obligations may include obligations of non-U.S. banks and domestic branches of non-U.S. banks, and also non-U.S. branches of domestic banks.

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Supranational Organization Obligations. The Portfolio may purchase debt securities of supranational organizations such as the World Bank, which are chartered to promote economic development. Additional examples of such entities include the Asian Development Bank and the Inter-American Development Bank. The government members, or “stockholders,” usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. There is no guarantee that one or more stockholders of a supranational entity will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and a Portfolio may lose money on such investments.

Lease Obligations. The Portfolio may hold participation certificates in a lease, an installment purchase contract, or a conditional sales contract (“lease obligations”).

The adviser will monitor the credit standing of each municipal borrower and each entity providing credit support and/or a put option relating to lease obligations. In determining whether a lease obligation is liquid, the adviser will consider, among other factors, the following: (i) whether the lease can be cancelled; (ii) the degree of assurance that assets represented by the lease could be sold; (iii) the strength of the lessee’s general credit (e.g., its debt, administrative, economic, and financial characteristics); (iv) in the case of a municipal lease, the likelihood that the municipality would discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an “event of nonappropriation”); (v) legal recourse in the event of failure to appropriate; (vi) whether the security is backed by a credit enhancement such as insurance; and (vii) any limitations which are imposed on the lease obligor’s ability to utilize substitute property or services other than those covered by the lease obligation.

Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Portfolio, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the net asset value of the Portfolio. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Portfolio could experience delays and limitations with respect to the collection of principal and interest on such municipal leases and the Portfolio may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in lease payments, the Portfolio might take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Portfolio’s operating expenses and adversely affect the net asset value of the Portfolio. When the lease contains a non-appropriation clause, however, the failure to pay would not be a default and the Portfolio would not have the right to take possession of the assets. Any income derived from the Portfolio’s ownership or operation of such assets may not be tax-exempt. In addition, the Portfolio’s intention to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended, may limit the extent to which the Portfolio may exercise its rights by taking possession of such assets, because as a regulated investment company the Portfolio is subject to certain limitations on its investments and on the nature of its income.

Commercial Paper. The Portfolio may purchase commercial paper rated (at the time of purchase) “A-1” by S&P or “Prime-1” by Moody’s or, when deemed advisable by the Portfolio’s adviser, “high quality” issues rated “A-2,” “Prime-2” or “F-2” by S&P, Moody’s or Fitch, respectively. These ratings symbols are described in Appendix A.

Commercial paper purchasable by the Portfolio includes “Section 4(2) paper,” a term that includes debt obligations issued in reliance on the “private placement” exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) paper is restricted as to disposition under the Federal securities laws, and is frequently sold (and resold) to institutional investors such as the Fund through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. Certain transactions in Section 4(2) paper may qualify for the registration exemption provided in Rule 144A under the Securities Act of 1933.

Repurchase Agreements. The Portfolio may agree to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed upon time and price (“repurchase agreements”). Repurchase agreements are, in substance, loans. Default by or bankruptcy of a seller would expose the Portfolio to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations.

The Portfolio may enter into “tri-party” repurchase agreements. In “tri-party” repurchase agreements, an unaffiliated third party custodian maintains accounts to hold collateral for the Portfolio and its counterparties, and therefore, the Portfolio may be subject to the credit risk of those custodians.

The repurchase price under the repurchase agreements generally equals the price paid by the Portfolio involved plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on securities underlying the repurchase agreement). The financial institutions with which the Portfolio may enter into

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repurchase agreements will be banks and non-bank dealers, if such banks and non-bank dealers are deemed creditworthy by the Portfolio’s adviser. The Portfolio’s adviser will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least the repurchase price (including accrued interest). In addition, the Portfolio’s adviser will require that the value of this collateral, after transaction costs (including loss of interest and any accrued premium). The accrued premium is the amount specified in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The Portfolio’s adviser will mark-to-market daily the value of the securities. Securities subject to repurchase agreements will be held by the Fund’s custodian (or sub-custodian) in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by the Portfolio under the 1940 Act.

The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Portfolio will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Portfolio’s ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Portfolio may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Portfolio may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

Investment Grade Debt Obligations. The Portfolio may invest in “investment grade securities,” which are securities rated in the four highest rating categories of an NRSRO or deemed to be of equivalent quality by the Portfolio’s adviser. It should be noted that debt obligations rated in the lowest of the top four ratings (i.e., “Baa” by Moody’s or “BBB” by S&P) are considered to have some speculative characteristics and are more sensitive to economic change than higher rated securities. If an investment grade security of the Portfolio is subsequently downgraded below investment grade, the Portfolio’s adviser will consider such an event in determining whether the Portfolio should continue to hold the security. Subject to its other investment strategies, there is no limit on the amount of such downgraded securities the Portfolio may hold, although under normal market conditions the adviser does not expect to hold these securities to a material extent.

See Appendix A to this Statement of Additional Information for a description of applicable securities ratings.

When-Issued Purchases and Forward Commitments. The Portfolio may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment,” including “TBA” (to be announced) basis. These transactions involve a commitment by the Portfolio to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), and permit the Portfolio to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates or market action. When-issued and forward commitment transactions involve the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place.

When the Portfolio agrees to purchase securities on this basis, the adviser will designate liquid assets on its books and records in an amount equal to the amount of the Portfolio’s commitments to the extent required by SEC guidelines. It may be expected that the market value of the Portfolio’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

If deemed advisable as a matter of investment strategy, the Portfolio may dispose of or renegotiate a commitment after it has been entered into, and may sell securities it has committed to purchase before those securities are delivered to the Portfolio on the settlement date. In these cases the Portfolio may realize a taxable capital gain or loss.

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When the Portfolio engages in when-issued, TBA or forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Portfolio’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the market value of the Portfolio starting on the day the Portfolio agrees to purchase the securities. The Portfolio do not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Rights Offerings and Warrants to Purchase. The Portfolio may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that the Portfolio could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights’ and warrants’ expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security. Buying a warrant does not make the Portfolio a shareholder of the underlying stock. The warrant holder has no voting or dividend rights with respect to the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments. The Portfolio will not invest more than 5% of its net assets, taken at market value, in warrants, or more than 2% of its net assets, taken at market value, in warrants not listed on the New York or American Stock Exchanges. Warrants acquired by the Portfolio in units or attached to other securities are not subject to this restriction.

Derivatives.  The Portfolio may use instruments referred to as derivative securities (“derivatives”). Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives allow a Portfolio to increase or decrease the level of risk to which the Portfolio is exposed more quickly and efficiently than transactions in other types of instruments. The Portfolios may use derivatives for hedging purposes. Certain Portfolios may also use derivatives for speculative purposes to seek to enhance returns. The use of a derivative is speculative if the Portfolio is primarily seeking to achieve gains, rather than offset the risk of other positions. When a Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. No Portfolio may use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

Hedging. Hedging is a strategy in which a derivative is used to offset the risks associated with other Portfolio holdings. Losses on the other investment may be substantially reduced by gains on a derivative that reacts in an opposite manner to market movements. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Portfolio or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves correlation risk, i.e. the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by a Portfolio, in which case any losses on the holdings being hedged may not be reduced or may be increased. The inability to close options and futures positions also could have an adverse impact on a Portfolio’s ability to hedge effectively its portfolio. There is also a risk of loss by the Portfolio of margin deposits or collateral in the event of bankruptcy of a broker with whom the Portfolio has an open position in an option, a futures contract or a related option. There can be no assurance that a Portfolio’s hedging strategies will be effective. No Portfolio is required to engage in hedging transactions and each Portfolio may choose not to do so.

Options and Futures Contracts. To the extent consistent with its investment objective, the Portfolio may write (i.e., sell) covered call options, buy put options, buy call options and write secured put options for the purpose of hedging or earning additional income, which may be deemed speculative, or cross-hedging. For the payment of a premium, the purchaser of an option obtains the right to buy (in the case of a call option) or to sell (in the case of a put option) the item which is the subject of the option at a stated exercise price for a specific period of time. These options may relate to particular securities or securities indices, and may or may not be listed on a securities exchange and may or may not be issued by the Options Clearing Corporation. There is no limit on the amount of the Portfolio’s assets that can be put at risk through the use of options. In addition, unlisted options are not subject to the protections afforded purchasers of listed options issued by the Options Clearing Corporation, which performs the obligations of its members if they default.

Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in the underlying securities themselves. The Portfolio will write call options only if they are “covered.” In the case of a call option on a security, the option is “covered” if the Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are designated on the adviser’s books and records in an amount equal to the amount of the Portfolio’s commitments to the extent required by SEC guidelines) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if the Portfolio maintains with its custodian liquid assets equal to the contract value. A call option is also covered if the Portfolio holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Portfolio in liquid assets designated on the adviser’s books and records to the extent required by SEC guidelines.

When the Portfolio purchases an option, the premium paid by it is recorded as an asset of the Portfolio. When a Portfolio writes a put option, in return for receipt of the premium, it assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it. When the Portfolio writes an option, an amount equal to the net premium (the premium less the commission) received by the Portfolio is included in the liability section of the Portfolio’s statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the mean between the last bid and asked prices. If an option purchased by the Portfolio expires unexercised the

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Portfolio realizes a loss equal to the premium paid. If the Portfolio enters into a closing sale transaction on an option purchased by it, the Portfolio will realize a gain if the premium received by the Portfolio on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Portfolio expires on the stipulated expiration date or if the Portfolio enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by the Portfolio is exercised, the proceeds of the sale will be increased by the net premium originally received and the Portfolio will realize a gain or loss.

There are several risks associated with transactions in options on securities and indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange (“Exchange”) may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

To the extent consistent with its investment objective, the Portfolio may also invest in futures contracts and options on futures contracts (interest rate futures contracts or index futures contracts, as applicable). These instruments are described in Appendix B to this Statement of Additional Information. There is no limit on the amount of the Portfolio’s assets that can be put at risk through the use of futures contracts and the value of the Portfolio’s contracts may equal or exceed 100% of its total assets.

Futures contracts obligate the Portfolio, at maturity, to take or make delivery of securities, the cash value of a securities index or a stated quantity of a non-U.S. currency. The Portfolio may sell a futures contract in order to offset an expected decrease in the value of its portfolio positions that might otherwise result from a market decline or currency exchange fluctuation. The Portfolio may do so either to hedge the value of their securities portfolios as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. In addition, the Portfolio may utilize futures contracts in anticipation of changes in the composition of its holdings or in currency exchange rates.

The Portfolio may purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When the Portfolio purchases an option on a futures contract, it has the right to assume a position as a purchaser or a seller of a futures contract at a specified exercise price during the option period. When the Portfolio sells an option on a futures contract, it becomes obligated to sell or buy a futures contract if the option is exercised. In connection with the Portfolio’s position in a futures contract or related option, the adviser will designate liquid assets on its books and records in an amount equal to the amount of the Portfolio’s commitments or will otherwise cover its position in accordance with applicable SEC requirements.

The primary risks associated with the use of futures contracts and options are (a) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the futures contract or option; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

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The Fund and the Portfolio are operated by persons who have claimed exclusions from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, are not subject to registration or regulation as commodity pool operators under the Act.

Securities Lending. The Portfolio may seek additional income by lending securities on a short-term basis. Voting rights may pass with the lending of securities. The trustees of the Fund will call loans of securities to vote proxies or otherwise obtain rights to vote or consent if a material event affecting the investment occurs. The securities lending agreements will require that the loans be secured by collateral in cash, U.S. Government securities or irrevocable bank letters of credit maintained on a current basis equal in value to at least the market value of the loaned securities. The Portfolio may not make such loans in excess of 33 1/3% of the value of its total assets. Securities loans involve risks of delay in receiving additional collateral or in recovering the loaned securities, or possibly loss of rights in the collateral if the borrower of the securities becomes insolvent. The Portfolio is obligated to return the collateral to the borrower at the termination of the loan.  A Portfolio could suffer a loss in the event the Portfolio must return the cash collateral and there are losses on investments made with the cash collateral. In the event the borrower defaults on any of its obligations with respect to a securities loan, a Portfolio could suffer a loss where there are losses on investments made with the cash collateral or, where the value of the securities collateral falls below the market value of the borrowed securities. A Portfolio could also experience delays and costs in gaining access to the collateral. Each Portfolio may pay reasonable finder’s, lending agent, administrative and custodial fees in connection with its loans.

The Portfolio would continue to accrue interest on loaned securities and would also earn income on investment collateral for such loans. Any cash collateral received by the Portfolio in connection with such loans may be invested in a broad range of high quality, U.S. dollar-denominated money market instruments that meet Rule 2a-7 restrictions for money market funds. Specifically, cash collateral may be invested in any of the following instruments: (a) securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities and related custodial receipts; (b) “first tier” quality commercial paper and other obligations issued or guaranteed by U.S. and non-U.S. corporations and other issuers rated (at the time of purchase) in the highest rating category by at least two NRSRO’s, or one if only rated by one NRSRO; (c) U.S. dollar-denominated obligations issued or supported by the credit of U.S. or non-U.S. banks or savings institutions with total assets in excess of $1 billion (including obligations of non-U.S. branches of such banks) (i.e., CD’s, BA’s and time deposits); (d) repurchase agreements relating to the above instruments, as well as corporate debt; and (e) unaffiliated and, to the extent permitted by SEC guidelines, affiliated money market funds. Any such investments must be rated “first tier” and must have a maturity of 397 days or less from the date of purchase.

PFPC Trust Company, an affiliate of BlackRock, currently acts as a lending agent for the Portfolio and is paid a fee for the provision of these services. The lending agent has hired BlackRock Capital Management, Inc. (“BCM”), a wholly-owned subsidiary of BlackRock, Inc., and pays BCM to provide advisory services with respect to the collateral of all of the clients of its securities lending program. The lending agent may invest such collateral in short-term investments, including the Institutional Money Market Trust (the “Trust”), a portfolio of money market securities, or high-quality, short-term instruments with a maturity date not to exceed 397 days. BCM serves as investment adviser to the Trust, but receives no fees from the Trust for these services. Administrative and accounting services are provided by PFPC Inc., an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc. PFPC, Inc. is paid a fee from the Trust at an annual rate not to exceed 0.10% of the Trust’s average daily net assets.

In addition, BlackRock Investment Management, LLC (“BIML”), an affiliate of BlackRock, may in the future act as a lending agent for the Portfolios and will be paid a fee for the provision of these services, including advisory services with respect to the collateral of the Fund’s securities lending program. BIML may invest such collateral in short-term investments, including in one or more investment companies or unregistered investment vehicles managed by BlackRock, BIML or their affiliates that invest, subject to applicable law, in money market securities or high-quality, short-term instruments.

The Portfolio may lend securities to broker-dealers who are affiliates of Merrill Lynch, subject to the terms of an exemptive order from the Securities and Exchange Commission.

Yields and Ratings. The yields on certain obligations are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody’s, Fitch Investor Services, Inc. (“Fitch”) and S&P represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. Subsequent to its purchase by the Portfolio, a rated security may cease to be rated. The Portfolio’s adviser will consider such an event in determining whether the Portfolio should continue to hold the security. Subject to its other investment strategies, there is no limit on the amount of unrated securities the Portfolio may hold, although under normal market conditions the adviser does not expect to hold these securities to a material extent.

Investment in Other Investment Companies. In connection with the management of its daily cash positions and subject to applicable law, the Portfolio may invest in securities issued by other investment companies (including investment companies managed by BlackRock and its affiliates) which invest in short-term debt securities and which seek to maintain a $1.00 net asset value per share. The Portfolio may also, subject to applicable law, invest in securities issued by other investment companies with similar investment objectives. Securities of other investment companies, including investments in Exchange Traded Funds, which are typically open-end funds or unit investment trusts listed on a stock exchange. As with other investments, investment in other investment companies are subject to market and selection risk. As a shareholder of another investment company, the Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees (which, in the case of investment companies managed by BlackRock and its affiliates, would be paid to BlackRock and its affiliates). These expenses would be in addition to the advisory fees and other expenses the Portfolio bears directly in connection with their own operations. Investments by a Portfolio in wholly owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies.

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Liquidity Management. As a temporary defensive measure if its adviser determines that market conditions warrant, the Portfolio may invest without limitation in high quality money market instruments. During the course of its normal operations, the Portfolio may also invest in high quality money market instruments pending investment or to meet anticipated redemption requests. High quality money market instruments include U.S. government obligations, U.S. government agency obligations, dollar denominated obligations of non-U.S. issuers, bank obligations, including U.S. subsidiaries and branches of non-U.S. banks, corporate obligations, commercial paper, repurchase agreements and obligations of supranational organizations. Generally, such obligations will mature within one year from the date of settlement, but may mature within two years from the date of settlement.

Illiquid Securities. The Portfolio will not invest more than 15% of the value of its net assets in securities that are illiquid. Repurchase agreements and time deposits that do not provide for payment within seven days after notice, without taking a reduced price, are subject to these limits. The Portfolio may purchase securities which are not registered under the Securities Act of 1933 (the “1933 Act”) but which can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as it is determined by the adviser that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in the Portfolio during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

Any securities that are thinly traded or whose resale is restricted can be difficult to sell at the desired time and price. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper the fund’s ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element. Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities. Where registration is required for restricted or illiquid securities a considerable time period may elapse between the time the fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the fund might obtain less favorable pricing terms that when it decided to sell the security.

Guarantees. The Portfolio may purchase securities which contain guarantees issued by an entity separate from the issuer of the security. Generally, the guarantor of a security (often an affiliate of the issuer) will fulfill an issuer’s payment obligations under a security if the issuer is unable to do so.

Real Estate Investment Trusts. In pursuing its investment strategy, an Equity Portfolio may invest in shares of Real Estate Investment Trusts (“REITs”). REITs possess certain risks which differ from an investment in common stocks. REITs are financial vehicles that pool investor’s capital to purchase or finance real estate. REITs may concentrate their investments in specific geographic areas or in specific property types, i.e., hotels, shopping malls, residential complexes and office buildings. REITs are subject to management fees and other expenses, and so a Portfolio that invests in REITs will bear its proportionate share of the costs of the REITs’ operations. There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans; the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate.

The market value of REIT shares and the ability of the REITs to distribute income may be adversely affected by several factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act, increased competition from new properties, the impact of present or future environmental legislation and compliance with environmental laws, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws and other factors beyond the control of the issuers of the REITs. In addition, distributions received by a Portfolio from REITs may consist of dividends, capital gains and/or return of capital. As REITs generally pay a higher rate of dividends (on a pre-tax basis) than operating companies, to the extent application of the Portfolio’s investment strategy results in the Portfolio investing in REIT shares, the

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percentage of the Portfolio’s dividend income received from REIT shares will likely exceed the percentage of the Portfolio’s portfolio which is comprised of REIT shares. Generally, dividends received by a Portfolio from REIT shares and distributed to the Portfolio’s shareholders will not constitute “qualified dividend income” eligible for the reduced tax rate applicable to qualified dividend income; therefore, the tax rate applicable to that portion of the dividend income attributable to REIT shares held by the Portfolio that shareholders of the Portfolio receive will be taxed at a higher rate than dividends eligible for the reduced tax rate applicable to qualified dividend income.

REITs (especially Mortgage REITs) are subject to interest rate risk. Rising interest rates may cause REIT investors to demand a higher annual yield, which may, in turn, cause a decline in the market price of the equity securities issued by a REIT. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of a Portfolio’s REIT investments to decline. During periods when interest rates are declining, mortgages are often refinanced. Refinancing may reduce the yield on investments in Mortgage REITs. In addition, since REITs depend on payment under their mortgage loans and leases to generate cash to make distributions to their shareholders, investments in REITs may be adversely affected by defaults on such mortgage loans or leases.

Investing in certain REITs, which often have small market capitalizations, may involve the same risks as investing in other small capitalization companies. REITs may have limited financial resources and their securities may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than large capitalization stocks such as those included in the S&P 500 Index. The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments. REITs may incur significant amounts of leverage.

Portfolio Turnover Rates. The Portfolio’s annual portfolio turnover rate will not be a factor preventing a sale or purchase when the adviser believes investment considerations warrant such sale or purchase. Portfolio turnover may vary greatly from year to year as well as within a particular year. High portfolio turnover (i.e., 100% or more) may result in increased transaction costs to the Portfolio, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of the Portfolio’s securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect the Portfolio’s performance.

ADDITIONAL INVESTMENT LIMITATIONS

The Portfolio is subject to the investment limitations enumerated in this subsection which may be changed only by a vote of the holders of a majority of the Portfolio’s outstanding shares (as defined below under “Miscellaneous”).

The Portfolio may not:

1. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or certificates of deposit for any such securities) if more than 5% of the value of the Portfolio’s total assets would (taken at current value) be invested in the securities of such issuer, or more than 10% of the issuer’s outstanding voting securities would be owned by the Portfolio or the Fund, except that up to 25% of the value of the Portfolio’s total assets may (taken at current value) be invested without regard to these limitations. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security shall not be deemed to be a security issued by the guarantors when the value of all securities issued and guaranteed by the guarantor, and owned by the Portfolio, does not exceed 10% of the value of the Portfolio’s total assets.

2. Purchase any securities which would cause 25% or more of the value of the Portfolio’s total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

3. Borrow money or issue senior securities, except that the Portfolio may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Portfolio’s total assets at the time of such borrowing. The Portfolio will not purchase securities while its aggregate borrowings (including reverse repurchase agreements and borrowings from banks) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with the Portfolio’s investment practices are not deemed to be pledged for purposes of this limitation.

4. Purchase or sell real estate, except that the Portfolio may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

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5. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.

6. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except to the extent that the purchase of obligations directly from the issuer thereof, or the disposition of securities, in accordance with the Portfolio’s investment objective, policies and limitations may be deemed to be underwriting.

7. Write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities and securities indices, futures contracts and options on futures contracts.

8. Purchase securities of companies for the purpose of exercising control.

9. Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to the Portfolio’s transactions in futures contracts and related options or the Portfolio’s sale of securities short against the box, and (b) the Portfolio may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

10. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that the Portfolio may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities and may enter into futures contracts and related options.

11. Make loans, except that the Portfolio may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities. See “Investment Policies – Additional Information on Portfolio Investments – Securities Lending” above.

12. Purchase or sell commodities except that the Portfolio may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities, may engage in currency transactions and may enter into futures contracts and related options.

Unless otherwise indicated, all limitations apply only at the time that a transaction is undertaken. Any change in the percentage of a Portfolio’s assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Portfolio’s total assets will not require the Portfolio to dispose of an investment until the adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences.

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TRUSTEES AND OFFICERS

The business and affairs of the Fund are managed under the direction of its Board of Trustees. The trustees and executive officers of the Fund, and their business addresses and principal occupations during the past five years, are:

Interested Trustees:

Name, Address and Age	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolio in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee
Richard S. Davis(3) BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 60	Trustee	Since 2005

Managing Director, BlackRock, Inc. (since 2005); Chief Executive Officer, State Street Research & Management Company (2000-2005); Chairman of the Board of Trustees, State Street Research mutual funds (“SSR Funds”) (2000-2005); Senior Vice President, Metropolitan Life Insurance Company (1999-2000); Chairman, SSR Realty (2000-2004).

				55 (includes 50 Portfolios of the Fund and 5 Portfolios of BlackRock Bond Allocation Target Shares)	None

Laurence D. Fink(4) BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 52	Trustee and Chairman of the Valuation and Pricing Committee	Since 2000

Chairman and Chief Executive Officer of BlackRock, Inc. since its formation in 1998 and of BlackRock, Inc.’s predecessor entities since 1988; Chairman of the Executive and Management Committees; formerly, Managing Director of the First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock's alternative investment vehicles; Director of several of BlackRock's offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee of The Boys’ Club of New York.

				55 (includes 50 Portfolios of the Fund and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Director, BlackRock, Inc.

(1)             Each Trustee holds office for an indefinite term until the earlier of (1) the next meeting of shareholders at which Trustees are elected and until his or her successor is elected and qualified and (2) such time as such Trustee resigns or his or her term as a Trustee is terminated in accordance with the Fund’s code of regulations and Declaration of Trust.

(2)             A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, that have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

(3)             Mr. Davis is an interested person of the Fund due to his position at BlackRock, Inc.

(4)             Mr. Fink is an interested person of the Fund due to his position at BlackRock, Inc.

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Disinterested Trustees:

Name, Address and Age	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolio in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee
Bruce R. Bond c/o BlackRock Funds, 100 Bellevue Parkway Wilmington, DE 19809 Age: 60	Trustee	Since 2005	Retired; Trustee and member of the Governance Committee, SSR Funds (1997-2005).	55 (includes 50 Portfolios of the Fund and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Director, Avaya, Inc. (information technology).

Honorable Stuart E. Eizenstat Covington & Burling 1201 Pennsylvania Avenue, NW Washington, DC 20004 Age: 64	Trustee and Chairman of the Compliance Committee	Since 2001

Partner and Head of International Practice, Covington & Burling (law firm) (2001-Present); Deputy Secretary of the Treasury (1999-2001), Under Secretary of State for Economic, Business and Agricultural Affairs (1997-1999); Under Secretary of Commerce for International Trade (1996-1997) U.S. Ambassador to the European Union (1993-1996)

				55 (includes 50 Portfolios of the Fund and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Director, UPS Corporation, Inc.; Advisory Board member, The Coca-Cola Company; Advisory Board member, Group Menatep (energy); Advisory Board member, BT Americas (information technology).

Robert M. Hernandez c/o BlackRock Funds, 100 Bellevue Parkway, Wilmington, DE 19809 Age: 62	Trustee, Vice Chairman of the Board and Chairman of the Audit Committee	Since 1996

Retired; Director (1991-2001), Vice Chairman and Chief Financial Officer (1994-2001), Executive Vice President-Accounting and Finance and Chief Financial Officer (1991-1994), USX Corporation (a diversified company principally engaged in energy and steel businesses).

				55 (includes 50 Portfolios of the Fund and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Lead Director, ACE Limited (insurance company); Director and Chairman of the Board, RTI International Metals, Inc.; Director, Eastman Chemical Company.

Dr. Matina Horner c/o BlackRock Funds, 100 Bellevue Parkway, Wilmington, DE 19809 Age: 67	Trustee and Chairperson of the Governance and Nominating Committee	Since 2004	Retired; Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund (TIAA-CREF)(1989-2003).	55 (includes 50 Portfolios of the Fund and 5 Portfolios of BlackRock Bond Allocation Target Shares)

Member and Former Chair of the Board of the Massachusetts General Hospital Institute of Health Professions; Member and Former Chair of the Board of the Greenwall Foundation; Trustee, Century Foundation (formerly The Twentieth Century Fund); Director and Chair of the Audit Committee, N STAR (formerly called Boston Edison); Director, The  Neiman Marcus Group; Honorary Trustee Massachusetts

General Hospital Corporation.

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Name, Address and Age	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolio in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee
Toby Rosenblatt c/o BlackRock Funds, 100 Bellevue Parkway Wilmington, DE 19809 Age: 68	Trustee and Chairman of the Performance Review Committee	Since 2005

President (since 1999) and Vice President - General Partner (since 1990), Founders Investments Ltd. (private investments) (since 1999); Trustee, SSR Funds, Inc. (1990-2005); Trustee, Metropolitan  Series Fund, Inc. (2001-2005).

				55 (includes 50 Portfolios of the Fund and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Director, A.P. Pharma, Inc; Trustee, The James Irvine Foundation (since 1997); Chairman, The Presidio Trust (a Federal corporation) (1997-2005).

David R.Wilmerding, Jr. c/o BlackRock Funds, 100 Bellevue Parkway, Wilmington, DE 19809 Age: 71	Trustee and Chairman of the Board	Since 1996	Retired Chairman, Wilmerding & Associates, Inc. (investment advisers) (until 2006); Chairman, Coho Partners, Ltd. (investment advisers) (2003-2006).

56 (includes 50 Portfolios of the Fund, 5 Portfolios of BlackRock Bond Allocation Target Shares and 1 Portfolio of Chestnut Street Exchange Fund, which is managed by BlackRock Financial Management Inc. and BlackRock Institutional Management Corporation.)

Director, Beaver Management Corporation (land management corporation); Managing General Partner, Chestnut Street Exchange Fund, Chairman since 2006; Director, Peoples First, Inc. (bank holding company) (2001-2004).

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Executive Officers Who Are Not Trustees:

Name, Address and Age	Position(s) Held with Fund	Term of Office(5) and Length of Time Served	Principal Occupation(s) During Past Five Years

Anne Ackerley BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 44	Vice President	Since 2003 (previously served as Assistant Secretary since 2000)

Managing Director, BlackRock, Inc. since May 2000; First Vice President and Operating Officer, Mergers and Acquisitions Group (1997-2000), First Vice President and Operating Officer, Public Finance Group (1995-1997), and First Vice President, Emerging Markets Fixed Income Research (1994-1995), Merrill Lynch & Co.

Neal J. Andrews BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 40	Assistant Treasurer	Since 2006

Managing Director of Administration and Operations Group, BlackRock Inc. (since August 2006); Senior Vice President and Line of Business Head, Fund Accounting and Administration, PFPC Inc. (1992-2006).

Edward Baer BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 38	Assistant Secretary	Since 2005

Managing Director and Senior Counsel (since 2007) and Director and Senior Counsel (2004-2007) of BlackRock, Inc.; Associate, Willkie Farr & Gallagher LLP (2000-2004); Associate, Morgan Lewis & Bockius LLP (1995-2000).

Bart Battista BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 47	Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Since 2004

Chief Compliance Officer and Anti-Money Laundering Compliance Officer of BlackRock, Inc. since 2004; Managing Director (since 2003), and Director (1998-2002) of BlackRock, Inc.; Compliance Officer at Moore Capital Management from 1995 to 1998.

Donald C. Burke BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 46	Treasurer	Since 2006

Managing Director of BlackRock, Inc. (since 2006); Managing Director of Merrill Lynch Investment Managers (“MLIM”) and Fund Asset Management (“FAM”) from (2006), First Vice President thereof (1997-2005) and Treasurer thereof (since 1999), Vice President of MLIM and FAM (1990-1997).

Jay Fife BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 36	Assistant Treasurer	Since 2006

Managing Director (since 2007) and Director (since 2006) of BlackRock, Inc.; Assistant Treasurer of registered investment companies managed by MLIM (2005-2006), Director of MLIM Fund Services Group (2001-2006) and Vice President and Assistant Treasurer of IQ Funds (2005-2006).

Spencer Fleming BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 37	Assistant Treasurer	Since 2006	Director of BlackRock Portfolio Compliance Group (since 2004); Associate in BlackRock Administrative Group (2001-2004); Assistant Vice President, Delaware Investments (1992-2001).

Henry Gabbay BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 58	President	Since 2005	Managing Director, BlackRock, Inc. (since 1989).

Brian P. Kindelan BlackRock Advisors, Inc. 100 Bellevue Parkway Wilmington, DE 19809 Age: 47	Secretary	Since 1997

Managing Director and Senior Counsel (since January 2005), Director and Senior Counsel (2001-2004), and Vice President and Senior Counsel (1998-2000), BlackRock Advisors, Inc.; Senior Counsel, PNC Bank Corp. (May 1995-April 1998).

Robert Mahar BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 61	Assistant Treasurer	Since 2006

Director, Global Portfolio Compliance, BlackRock, Inc. (since 2006); Director and Divisional Compliance Officer for Equities (2002-2006); Director, Portfolio Administration (1999-2001) and Vice President (1996-1999), MLIM; Member of Investment Management Team for Merrill Lynch Pacific Fund, Merrill Lynch Growth Fund and Merrill Lynch Global Value Fund (1996-1999).

(5)             Each officer holds office for an indefinite term until the earlier of (1) the next meeting of trustees at which his or her successor is appointed and (2) such time as such officer resigns or his or her term as an officer is terminated in accordance with the Fund’s code of regulations and Declaration of Trust.

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Name, Address and Age	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years

Howard Surloff BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 41	Assistant Secretary	Since 2006	General Counsel of U.S. Funds at BlackRock, Inc. (since June 2006); General Counsel (U.S.), Goldman Sachs Asset Management (1993-2006).

Vincent Tritto BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 45	Assistant Secretary	Since 2003

Managing Director and Assistant Secretary (since January 2005) and Director and Senior Counsel (2002-2004) of BlackRock, Inc.; Executive Director (2000-2002) and Vice President (1998 - 2000), Morgan Stanley & Co. Incorporated and Morgan Stanley Asset Management Inc. and officer of various Morgan Stanley-sponsored investment vehicles; Counsel (1998) and Associate (1988-1997), Rogers & Wells LLP, New York, NY.

The standing committees of the Board are the Audit Committee, the Governance and Nominating Committee, the Compliance Committee, the Valuation and Pricing Committee and the Performance Review Committee.

The members of the Audit Committee are Messrs. Bond, Hernandez and Wilmerding. Mr. Hernandez serves as Chairman. The Audit Committee is responsible for, among other things: (i) considering management’s recommendations of independent accountants for the Fund and evaluating such accountants’ performance, costs and financial stability; (ii) reviewing and coordinating audit plans prepared by the Fund’s independent accountants and management’s internal audit staff; and (iii) reviewing financial statements contained in periodic reports to shareholders with the Fund’s independent accountants and management. The Audit Committee met 5 times in the last fiscal year.

The members of the Governance and Nominating Committee are Dr. Horner and Messrs. Eizenstat, Bond and Hernandez, Mr. Wilmerding is an ex-officio member. Dr. Horner serves as Chairwoman. The Committee is responsible for selecting and nominating “disinterested” trustees of the Fund. The Committee will consider nominees recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send a nomination which includes biographical information and sets forth the qualifications of the proposed nominee to the Fund’s Secretary. The Committee also is responsible for, among other things, the scheduling and organization of board meetings, evaluating the structure and composition of the board and determining compensation of the Fund’s disinterested trustees. The Committee met 4 times in the last fiscal year.

The members of the Compliance Committee are Dr. Horner and Messrs. Eizenstat and Rosenblatt. Mr. Wilmerding is an ex-officio member. Mr. Eizenstat serves as Chairman. The Committee is responsible for monitoring compliance issues regarding the Fund. The Committee met 3 times in the last fiscal year.

The members of the Valuation and Pricing Committee are Messrs. Bond, Davis, Eizenstat, Fink, Hernandez, Rosenblatt, Wilmerding and Dr. Horner. Mr. Fink serves as Chairman. The Committee is responsible for valuation issues regarding the Fund’s portfolio securities. The Committee met 4 times in the last fiscal year.

The members of the Performance Review Committee are Messrs. Bond, Eizenstat, Rosenblatt and Wilmerding. Mr. Rosenblatt serves as Chairman. The Committee is responsible for reviewing the performance of the Portfolios. The Committee is newly formed and therefore did not meet in the Fund’s last fiscal year.

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The following table shows the dollar range of equity securities owned by the Trustees in the Fund and in other investment companies overseen by the Trustees within the same family of investment companies as of December 31, 2006. Investment companies are considered to be in the same family if they share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies
Interested Trustees

Richard S. Davis	High Yield Bond—$1-$10,000, Investment Trust— $1-$10,000, Small/Mid Cap Growth—$1-$10,000, Global Resources—$10,001-$50,000	$10,001-$50,000

Laurence D. Fink	International Opportunities— over $100,000, Global Science & Technology Opportunities— $50,001-$100,000, Global Resources—$1-$10,000	Over $100,000

Disinterested Trustees

Toby Rosenblatt	Investment Trust—over $100,000	Over $100,000

Stuart E. Eizenstat	Investment Trust—$1-$10,000, Low Duration Bond—$1-$10,000	$1-$10,000

Robert M. Hernandez	Pennsylvania Municipal Money Market—over $100,000	Over $100,000

Dr. Matina Horner	None	None

Bruce R. Bond	Mid-Cap Value—over $100,000	Over $100,000

David R. Wilmerding, Jr.	None	None

Compensation

Trustees who are not affiliated with BlackRock Advisors, Inc. (“BlackRock”) or BlackRock Distributors, Inc. (“BDI” or the “Distributor”) receive from the BlackRock open-end funds (BlackRock Funds and BlackRock Bond Allocation Target Shares (“BATS”)) the following: (i) an annual retainer payment of $130,000; (ii) $10,000 for participating, either by telephone or in-person, in each Board meeting; (iii) $2,500 for participating, either by telephone or in person, in each Committee meeting; and (iv) an additional annual payment of $50,000 for the Chairman of the Board, $5,000 for the Vice Chairman of the Board, $15,000 for the Audit Committee Chairman and $5,000 for each of the Chairpersons of the Boards’ other committees. Trustees who are not affiliated with BlackRock or the Distributor are reimbursed for any expenses incurred in attending meetings of the Board of Trustees or any committee thereof. The term of office of each trustee will automatically terminate at the end of the calender year in which such trustee reaches 72 years of age. Other than the Fund’s Chief Compliance Officer and certain of his Staff, no officer, director or employee of BlackRock, PFPC Inc. (“PFPC”) (with BlackRock, the “Administrators”), BDI, PNC Bank, National Association (“PNC Bank”) or BlackRock, Inc. currently receives any compensation from the Fund. As of the date of this Statement of Additional Information, the trustees and officers of the Fund, as a group, owned less than 1% of the outstanding shares of each class of the Fund.

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The table below sets forth the compensation actually received from the Fund and the Fund Complex of which the Fund is a part by the disinterested trustees and the Fund’s Chief Compliance Officer and certain of his staff for the fiscal year ended September 30, 2006. The Trustees and the Chief Compliance Officer and certain of his staff are paid jointly by the Fund and BATS. The portion of such compensation to be paid by each of the Fund and BATS is determined based on total net assets of each at the end of each fiscal year.

	Aggregate Compensation from Registrant	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Registrant and Fund Complex
David R. Wilmerding, Jr.	$149,603	N/A	N/A	149,750	(3)(1)
Honorable Stuart E. Eizenstat	$137,865	N/A	N/A	138,000	(2)(1)
Robert M. Hernandez	$147,605	N/A	N/A	147,750	(2)(1)
Dr. Matina Horner	$143,109	N/A	N/A	143,250	(2)(1)
Bruce R. Bond	$138,113	N/A	N/A	138,250	(2)(1)
Toby Rosenblatt	$133,619	N/A	N/A	133,750	(2)(1)
Bart Battista, Chief Compliance Officer and Anti-Money Laundering Officer(2)	$402,410	N/A	N/A	402,810

(1)    Total number of investment company boards trustees served on within the Fund Complex.

(2)      The Fund’s Chief Compliance Officer and certain of his staff are paid jointly by the Fund, other funds in the BlackRock fund family and BlackRock. The Fund’s Board approves annually the compensation for the Chief Compliance Officer and certain of his staff, including the appropriate portion of such compensation to be paid by the Fund.

SHAREHOLDER AND TRUSTEE LIABILITY OF THE FUND

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Fund’s Declaration of Trust provides that shareholders shall not be subject to any personal liability in connection with the assets of the Fund for the acts or obligations of the Fund, and that every note, bond, contract, order or other undertaking made by the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or some other reason. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund, and shall satisfy any judgment thereon.

The Declaration of Trust further provides that all persons having any claim against the trustees or Fund shall look solely to the trust property for payment; that no trustee of the Fund shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust property or the conduct of any business of the Fund; and that no trustee shall be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties as a trustee. With the exception stated, the Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a trustee, and that the Fund will indemnify officers, representatives and employees of the Fund to the same extent that trustees are entitled to indemnification.

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INVESTMENT ADVISORY, ADMINISTRATION,

DISTRIBUTION AND SERVICING ARRANGEMENTS

Advisory Agreement. The advisory services provided by BlackRock pursuant to the Investment Advisory Agreement (the “Advisory Agreement”) are described in the Prospectus.

For its advisory services, BlackRock is entitled to fees, computed daily and payable monthly, at the maximum annual rates set forth below.

MAXIMUM ANNUAL CONTRACTUAL FEE RATE

(BEFORE WAIVERS)

Average Daily Net Assets	Investment Advisory Fee
first $1 billion	.350%
$1 billion — $2 billion	.325%
$2 billion — $3 billion	.300%
greater than $3 billion	.275%

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Under the Advisory Agreement, BlackRock is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Portfolio in connection with the performance of the Advisory Agreement. Under the Advisory Agreement, BlackRock is liable for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard of their respective duties and obligations thereunder. The Advisory Agreement is terminable as to the Portfolio by vote of the Fund’s Board of Trustees or by the holders of a majority of the outstanding voting securities of the Portfolio, at any time without penalty, on 60 days’ written notice to BlackRock as the case may be. BlackRock may also terminate their advisory relationship with respect to the Portfolio on 60 days’ written notice to the Fund.

Administration Agreement. BlackRock and PFPC serve as the Fund’s co-administrators pursuant to an administration agreement (the “Administration Agreement”). PFPC has agreed to maintain office facilities for the Fund; furnish the Fund with statistical and research data, clerical, accounting, and bookkeeping services; provide and supervise the operation of an automated data processing system to process purchase and redemption orders; prepare and file certain reports required by regulatory authorities; prepare and file federal and state tax returns; prepare and file material requested by state securities regulators; calculate various contractual expenses; compute the Portfolio’ net asset value, net income and net capital gain or loss; and serve as a liaison with the Fund’s independent public accountants. The Administrators may from time to time voluntarily waive administration fees with respect to the Portfolio and may voluntarily reimburse the Portfolio for expenses.

Under the Administration Agreement, the Fund pays to BlackRock and PFPC on behalf of the Portfolio a fee, computed daily and payable monthly, at an aggregate annual rate of (i) .075% of the first $500 million of the Portfolio’s average daily net assets, .065% of the next $500 million of the Portfolio’s average daily net assets and .055% of the average daily net assets of the Portfolio in excess of $1 billion and (ii) .025% of the first $500 million of average daily net assets allocated to each class of shares of the Portfolio, .015% of the next $500 million of such average daily net assets and ..005% of the average daily net assets allocated to each class of shares of the Portfolio in excess of $1 billion.

Under the Administration Agreement, BlackRock is responsible for: (i) the supervision and coordination of the performance of the Fund’s service providers; (ii) the negotiation of service contracts and arrangements between the Fund and its service providers; (iii) acting as liaison between the trustees of the Fund and the Fund’s service providers; and (iv) providing ongoing business management and support services in connection with the Fund’s operations.

The Administration Agreement provides that BlackRock and PFPC will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Portfolio in connection with the performance of the Administration Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard of their respective duties and obligations thereunder. In addition, the Fund will indemnify each of BlackRock and PFPC and their affiliates against any loss arising in connection with their provision of services under the Administration Agreement, except that neither BlackRock nor PFPC nor their affiliates shall be indemnified against any loss arising out of willful misfeasance, bad faith, gross negligence or reckless disregard of their respective duties under the Administration Agreement.

The Fund and its service providers may engage third party plan administrators who provide trustee, administrative and recordkeeping services for certain employee benefit, profit-sharing and retirement plans as agent for the Fund with respect to such plans, for the purpose of accepting orders for the purchase and redemption of shares of the Fund.

In addition, pursuant to a Shareholders’ Administrative Services Agreement, BlackRock provides certain shareholder liaison services in connection with the Fund’s investor service center. The Fund reimburses BlackRock for its costs in maintaining the service center, which costs include, among other things, employee salaries, leasehold expenses, and other out-of-pocket expenses. For the fiscal year ended September 30, 2006, the Fund reimbursed BlackRock $3,749,156 pursuant to the Agreement.

Custodian and Transfer Agency Agreements. Pursuant to the terms of a custodian agreement (the “Custodian Agreement”) between the Fund and PFPC Trust Company (“PTC”), an affiliate of BlackRock, PTC or a sub-custodian (i) maintains a separate account or accounts in the name of the Portfolio, (ii) holds and transfers portfolio securities on account of the Portfolio, (iii) accepts receipts and makes disbursements of money on behalf of

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the Portfolio, (iv) collects and receives all income and other payments and distributions on account of the Portfolio’s securities and (v) makes periodic reports to the Board of Trustees concerning the Portfolio’s operations. PTC is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that, with respect to sub-custodians other than sub-custodians for non-U.S. securities, PTC remains responsible for the performance of all its duties under the Custodian Agreement and holds the Fund harmless from the acts and omissions of any sub-custodian. Citibank, N.A. serves as the international sub-custodian for various portfolios of the Fund and has been appointed by the Board of Trustees as the Fund’s “foreign custody manager” under Rule 17f-5 of the 1940 Act. As foreign custody manager, Citibank, N.A. selects and monitors foreign sub-custodian banks and furnishes information relevant to the selection of foreign depositories.

For its services to the Fund under the Custodian Agreement, PTC receives a fee which is calculated based upon each investment portfolio’s average gross assets as follows: .0073% of the first $250 million of each Portfolio’s average gross assets, .006% of the next $250 million of each Portfolio’s average gross assets, .0056% of the next $250 million of each Portfolio’s average gross assets, .0048% of the next $250 million of each Portfolio’s average gross assets and .004% of each Portfolio’s average gross assets in excess of $1.00 billion. PTC is also entitled to out-of-pocket expenses and certain transaction charges.

PFPC, which has its principal offices at 301 Bellevue Parkway, Wilmington, DE 19809 and is an affiliate of BlackRock, serves as the transfer and dividend disbursing agent for the Fund pursuant to a Transfer Agency Agreement (the “Transfer Agency Agreement”), under which PFPC (i) issues and redeems shares in the Portfolio, (ii) addresses and mails all communications by the Portfolio to record owners of its shares, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Board of Trustees concerning the operations of the Portfolio. PFPC may, on 30 days’ notice to the Fund, assign its duties as transfer and dividend disbursing agent to any other affiliate of PNC Bank Corp. For its services, PFPC receives per account and transaction fees and disbursements.

Distribution Agreement and Distribution and Service Plan. The Fund has entered into a distribution agreement with the Distributor under which the Distributor, as agent, offers shares of the Portfolio on a continuous basis. The Distributor has agreed to use appropriate efforts to effect sales of the shares, but it is not obligated to sell any particular amount of shares. The Distributor’s principal business address is 760 Moore Road, King of Prussia, PA 19406. The Distributor is an affiliate of BlackRock.

Pursuant to the Fund’s Amended and Restated Distribution and Service Plan (the “Plan”), the Fund may pay the Distributor and/or BlackRock or any other affiliate of BlackRock fees for distribution and sales support services. Currently, only Investor B, Investor B1, Investor B2, Investor C, Investor C1, Investor C2 and R Shares bear the expense of distribution fees under the Plan. In addition, the Fund may pay to brokers, dealers, financial institutions and industry professionals (including BlackRock, Merrill Lynch Hilliard Lyons and their affiliates) (collectively, “Service Organizations”) fees for the provision of personal services to shareholders. In the past, BlackRock has retained a portion of the shareholder servicing fees paid by the Fund. The Plan provides, among other things, that: (i) the Board of Trustees shall receive quarterly reports regarding the amounts expended under the Plan and the purposes for which such expenditures were made; (ii) the Plan will continue in effect for so long as its continuance is approved at least annually by the Board of Trustees in accordance with Rule 12b-1 under the 1940 Act; (iii) any material amendment thereto must be approved by the Board of Trustees, including the trustees who are not “interested persons” of the Fund (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement entered into in connection with the Plan (the “12b-1 Trustees”), acting in person at a meeting called for said purpose; (iv) any amendment to increase materially the costs which any class of shares may bear for distribution services pursuant to the Plan shall be effective only upon approval by a vote of a majority of the outstanding shares of such class and by a majority of the 12b-1 Trustees; and (v) while the Plan remains in effect, the selection and nomination of the Fund’s trustees who are not “interested persons” of the Fund shall be committed to the discretion of the Fund’s non-interested trustees.

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The Plan is terminable as to any class of shares without penalty at any time by a vote of a majority of the 12b-1 Trustees, or by vote of the holders of a majority of the shares of such class.

The Fund currently does not make distribution payments with respect to Investor A, Investor A1, HL, Service, Institutional or BlackRock Shares under the Plan. However, the Plan permits BDI, BlackRock and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Fund). From time to time, BDI, BlackRock or their affiliates may compensate affiliated and unaffiliated Service Organizations for the sale and distribution of shares of the Fund or for services to the Fund and its shareholders. These payments would be in addition to the Fund payments described in this Statement of Additional Information for distribution and shareholder servicing. These payments may take the form of, among other things, “due diligence” payments for a dealer’s examination of the Portfolios and payments for providing extra employee training and information relating to Portfolios; “listing” fees for the placement of the Portfolios on a dealer’s list of mutual funds available for purchase by its customers; “finders” or “referral” fees for directing investors to the Fund; “marketing support” fees for providing assistance in promoting the sale of the Funds’ shares; payments for the sale of shares and/or the maintenance of share balances; CUSIP fees; maintenance fees; and set-up fees regarding the establishment of new accounts. The payments made by BDI, BlackRock and their affiliates may be a fixed dollar amount or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organizations involved, and may be different for different Service Organizations. The payments described above are made from BDI’s, BlackRock’s or their affiliates’ own assets pursuant to agreements with Service Organizations and do not change the price paid by investors for the purchase of the Fund’s shares or the amount the Fund will receive as proceeds from such sales.

The payments described above may be made, at the discretion of BDI, BlackRock or their affiliates to Service Organizations in connection with the sale and distribution of Fund shares. Pursuant to applicable NASD regulations, the details of certain of these payments, including the Service Organizations receiving such payments in connection with the sale and distribution of Fund shares, are required to be disclosed. As of the date of this Statement of Additional Information, as amended or supplemented from time to time, the following Service Organizations are receiving such payments: Citigroup, Fidelity, Merrill Lynch, UBS, Morgan Stanley, Linsco/Private Ledger, Wachovia Securities, Raymond James & Associates, Inc., Raymond James Financial Services, Inc., AXA Advisors, LLC, Oppenheimer & Co. Inc., MetLife Securities, Inc., Walnut Street Securities Inc., New England Securities Corporation and Tower Square Securities Inc. The level of payments made to these Service Organizations in any year will vary and normally will not exceed the sum of (a) 0.25% of such year’s Fund sales by that Service Organization and (b) 0.21% of the assets attributable to that Service Organization invested in Equity Portfolios of the Fund and 0.11% of the assets attributable to that Service Organization invested in Bond Portfolios of the Fund.

In lieu of payments pursuant to the foregoing formula, BDI, BlackRock or their affiliates may make payments to the above-named Service Organizations of an agreed upon amount which will not exceed the amount that would have been payable pursuant to the formula, and may also make similar payments to other Service Organizations.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult your financial adviser and review carefully any disclosure by the financial firm as to compensation received by your financial adviser for more information about such payments.

Furthermore, the Distributor, BlackRock and their affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, and may sponsor various contests and promotions subject to applicable NASD regulations in which participants may receive prizes such as travel awards, merchandise and cash. Subject to applicable NASD regulations, the Distributor, BlackRock and their affiliates may also (i) pay for the travel expenses, meals, lodging and entertainment of broker/dealers, financial institutions and their salespersons in connection with educational and sales promotional programs, (ii) sponsor speakers, educational seminars and charitable events and (iii) provide other sales and marketing conferences and other resources to broker/dealers, financial institutions and their salespersons.

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BlackRock, Inc., the parent company of BAI, has agreed to pay PNC Bank, National Association and PNC Bank, Delaware (including Hilliard Lyons Asset Management, Wealth Management, Hawthorn and Institutional Investment Group) fees for administration and servicing with respect to assets of the Fund attributable to shares held by customers of such entities. These assets are predominantly in the Institutional Share Class of the Fund, with respect to which the Fund does not pay shareholder servicing fees under the Plan. The fees are paid at .25% of the net assets of the Portfolio.

In addition to, rather than in lieu of, distribution and shareholder servicing fees that the Fund may pay to a Service Organization pursuant to the Plan and fees the Fund pays to its transfer agent, the Fund may enter into non-Plan agreements with Service Organizations pursuant to which the Fund will pay a Service Organization for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization or (2) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial. From time to time, BlackRock, BDI or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits.

Other Distribution Arrangements. The Fund and BlackRock have entered into distribution agreements with UBS AG and BMO Harris Investment Management Inc. whereby those firms may, in certain circumstances, sell shares of the Fund in certain foreign jurisdictions.

Code of Ethics. The Fund, BlackRock, BFM and the Distributor have adopted codes of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

Proxy Voting Policies. The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund’s Board of Trustees. The Fund expects BlackRock and its affiliates to vote proxies related to the Fund’s portfolio securities for which the Fund has voting authority consistent with the Fund’s best interests. BlackRock has adopted its own proxy voting policies (the “Proxy Voting Policy”) to be used in voting the Fund’s proxies, which are summarized below. The Proxy Voting Policy is attached as Appendix C.

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Copies of the proxy voting record of the Portfolios are available without charge, upon request, by calling 1-800-699-1236 and are posted on the Securities and Exchange Commission’s website at http://www.sec.gov and reflect the twelve-month period beginning July 1 and ending June 30. The proxy voting record is also available on the Fund’s website at www.blackrock.com.

Disclosure of Portfolio Holdings. The Board of Trustees and BlackRock have each approved Portfolio Information Distribution Guidelines (the “Guidelines”) regarding the disclosure of the Fund’s portfolio securities and other portfolio information. The purpose of the Guidelines is to ensure that (i) shareholders and prospective shareholders of the Fund have equal access to portfolio holdings and characteristics and (ii) third parties (such as consultants, intermediaries and third party data providers) receive such information no more frequently than shareholders and prospective shareholders.

Asset and Return Information. Data on NAV’s, asset levels (by total Portfolio and share class), accruals, yields, capital gains, dividends and Portfolio returns (net of fees by share class) are available to shareholders, prospective shareholders, consultants, intermediaries and third party data providers upon request, as soon as such data is available. Data on number of shareholders (total and by share class) and benchmark returns (including performance measures such as standard deviation, information ratio, Sharpe ratio, alpha, and beta) are available to shareholders, prospective shareholders, consultants, intermediaries and third party data providers as soon as such data is released after month-end.

Portfolio Characteristics. Examples of portfolio characteristics include sector allocation, credit quality breakdown, maturity distribution, duration and convexity measures, average credit quality, average maturity, average coupon, top 10 holdings with percent of the Portfolio held, average market capitalization, capitalization range, ROE, P/E, P/B, P/CF, P/S and EPS.

1.                       Month-end portfolio characteristics are available to shareholders, prospective shareholders, intermediaries and consultants on the fifth calendar day after month-end.(6)

2.                       Fund Fact Sheets, which contain certain portfolio characteristics, are available to shareholders, prospective shareholders, intermediaries and consultants on a quarterly basis and will be posted to the Fund’s website promptly upon becoming available.

Portfolio Holdings. In addition to position description, portfolio holdings may also include Portfolio name, CUSIP, ticker symbol, total share and market value for each Equity Portfolio and Portfolio name, ticker symbol, coupon, maturity, current face amount or quantity, CUSIP or SEDOL, market value, market price, yield, weighted average life, duration and convexity of each security in the Portfolio as of a specific date.

1.                       Month-end portfolio holdings are available to shareholders, prospective shareholders, intermediaries and consultants on the 20th calendar day after month-end.(6)

(6)	The precise number of days specified above may vary slightly from period to period depending on whether the fifth or the 20th calendar day falls on a weekend or holiday.

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2.                       Quarter-end portfolio holdings are available to third party data providers (e.g., Lipper, Morningstar, Bloomberg, Thomson and S&P) on the 20th calendar day after quarter-end.(6)

Other Information. To the extent other Fund information such as attribution analyses or security-specific information (e.g., information about Portfolio holdings where an issuer has been downgraded, been acquired or declared bankruptcy) is provided on an individual basis, such information shall also be made available to existing and prospective shareholders. The executive officers of the Fund may authorize disclosure of the Fund’s portfolio securities and other portfolio information.

Implementation. All Fund and BlackRock employees must adhere to the Guidelines when responding to inquiries from shareholders, prospective shareholders, consultants, intermediaries and third party data providers. In certain circumstances, portfolio information may be released to certain third parties who have signed confidentiality agreements. The Fund’s Chief Compliance Officer (“CCO”) is responsible for oversight of compliance with the Guidelines and will recommend to the Board of Trustees any changes to the Guidelines that he deems necessary or appropriate to ensure the Fund’s and BlackRock’s compliance.

Ongoing Arrangements. As of January 31, 2007, the Fund has ongoing arrangements with the following entities to make available portfolio holdings information:

1.        PFPC Trust Company pursuant to the Fund’s Amended and Restated Custodian Agreement under which the Fund’s portfolio holdings information is provided daily on a real-time basis.

2.        PFPC Inc. pursuant to the Fund’s Amended and Restated Administration Agreement under which the Fund’s portfolio holdings information is provided daily on a real-time basis.

3.        Deloitte & Touche LLP, the Fund’s independent registered public accountant, whereby the Fund’s portfolio holdings information is provided in connection with the preparation of the Fund’s annual financial statements.

With respect to each such arrangement, the Fund has a legitimate business purpose for the release of information. The release of the information is subject to confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon the information provided. The Fund, BlackRock and their affiliates do not receive any compensation or other consideration in connection with such arrangements.

EXPENSES

Expenses are deducted from the total income of the Portfolio before dividends and distributions are paid. These expenses include, but are not limited to, fees paid to BlackRock, PFPC, transfer agency, networking and recordkeeping fees, reimbursement to BlackRock for costs related to the investor service center, fees and expenses of officers and trustees who are not affiliated with BlackRock, BDI or any of their affiliates (although the Fund bears certain fees and expenses of the Fund’s Chief Compliance Officer and certain of his staff), taxes, interest, legal fees, custodian fees, auditing fees, distribution fees, shareholder servicing fees, fees and expenses in registering and qualifying the Portfolios and their shares for distribution under federal and state securities laws, expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information to existing shareholders, expenses relating to shareholder reports, shareholder meetings and proxy solicitations, fidelity bond and trustees and officers liability insurance premiums, the expense of independent pricing services and other expenses which are not expressly assumed by BlackRock or the Fund’s service providers under their agreements with the Fund. Any general expenses of the Fund that do not belong to a particular investment portfolio will be allocated among all investment portfolios by or under the direction of the Board of Trustees in a manner the Board determines to be fair and equitable.

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PORTFOLIO MANAGERS AND PORTFOLIO TRANSACTIONS

Portfolio Managers

As of September 30, 2006, David Byrket, CFA managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	9	$4.1 billion	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	1	10.1 million	0	—
Other Accounts	13	$466 million	1	93.5 million

As of September 30, 2006, Fred Herrmann, CFA managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	9	$4.1 billion	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	1	10.1 million	0	—
Other Accounts	13	$466 million	1	93.5 million

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund. The portfolio managers may in the future manage accounts or funds that are subject to performance fees and may be entitled to receive a portion of any incentive fees earned on such accounts and funds.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

Portfolio Manager Compensation

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a discretionary bonus, participation in various benefits programs and one or

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more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

Long-Term Retention and Incentive Plan (LTIP) —The LTIP is a long-term incentive plan that seeks to reward certain key employees. The plan provides for the grant of awards that are expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock. Each portfolio manager has received awards under the LTIP.

Deferred Compensation Program —A portion of the compensation paid to each portfolio manager may be voluntarily deferred by the portfolio manager into an account that tracks the performance of certain of the firm’s investment products. Each portfolio manager is permitted to allocate his deferred amounts among various options, including to certain of the firm’s hedge funds and other unregistered products. In addition, prior to 2005, a portion of the annual compensation of certain senior managers, including each portfolio manager, was mandatorily deferred in a similar manner for a number of years. Beginning in 2005, a portion of the annual compensation of certain senior managers, including each portfolio manager, is paid in the form of BlackRock, Inc. restricted stock units which vest ratably over a number of years.

Options and Restricted Stock Awards —While incentive stock options are not currently being awarded to BlackRock employees, BlackRock, Inc. previously granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock, Inc. also has a restricted stock award program designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years. Each portfolio manager has been granted stock options in prior years.

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP) and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income.  The RSP offers a range of investment options, including registered investment companies managed by the firm. Company contributions follow the investment direction set by participants for their own contributions or absent, employee investment direction, are invested into a stable value fund.  The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date.   Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000.  Each portfolio manager is eligible to participate in these plans.

Annual incentive compensation for each portfolio manager is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s teamwork and contribution to the overall performance of these portfolios and BlackRock. Unlike many other firms, portfolio managers at BlackRock compete against benchmarks rather than each other. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts are measured. A group of BlackRock, Inc.’s officers determines the benchmarks against which to compare the performance of funds and other accounts managed by each portfolio manager. With respect to the Fund’s portfolio managers, such benchmarks include the following:

Portfolio Manager	Portfolio(s) Managed	Benchmarks Applicable to Each Manager
Fred Herrmann, CFA	Core Equity	A combination of market-based indices (e.g., The Standard & Poor’s 500 Index), certain customized indices and certain fund industry peer groups.

David Byrket, CFA	Core Equity	A combination of market-based indices (e.g., The Standard & Poor’s 500 Index), certain customized indices and certain fund industry peer groups.

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The group of BlackRock, Inc.’s officers then makes a subjective determination with respect to the portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. Senior portfolio managers who perform additional management functions within BlackRock may receive additional compensation for serving in these other capacities.

As of September 30, 2006, the end of the Fund’s most recently completed fiscal year, the dollar range of securities beneficially owned by each portfolio manager in the Portfolio is shown below:

Portfolio Manager	Portfolio Managed	Dollar Range of Equity Securities of the Portfolio Owned(7)
Fred Herrmann, CFA	Core Equity	None

David Byrket, CFA	Core Equity	None

(7)	Includes securities attributable to the portfolio manager’s participation in certain deferred compensation and retirement programs.

Portfolio Transactions

In executing portfolio transactions, the adviser seeks to obtain the best price and most favorable execution for the Portfolio, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. While the

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adviser generally seeks reasonably competitive commission rates, payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions. Payments of commissions to brokers who are affiliated persons of the Fund (or affiliated persons of such persons) will be made in accordance with Rule 17e-1 under the 1940 Act.

Commission rates for brokerage transactions on non-U.S. stock exchanges are generally fixed.

Over-the-counter issues, including corporate debt and U.S. Government securities, are normally traded on a “net” basis without a stated commission, through dealers acting for their own account and not as brokers. The Portfolio will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer with respect to both non-U.S. and domestic securities will generally include a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer’s normal profit.

Purchases of money market instruments by the Portfolio are made from dealers, underwriters and issuers. The Portfolio does not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer.

Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.

The adviser may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from the Portfolio prior to maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that the Portfolio’s anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that the Portfolio would incur a capital loss in liquidating commercial paper, especially if interest rates have risen since acquisition of such commercial paper.

Investment decisions for the Portfolio and for other investment accounts managed by the adviser are made independently of each other in light of differing conditions. BlackRock allocates investments among client accounts in a fair and equitable manner. A variety of factors will be considered in making such allocations. These factors include: (i) investment objectives or strategies for particular accounts, (ii) tax considerations of an account, (iii) risk or investment concentration parameters for an account, (iv) supply or demand for a security at a given price level, (v) size of available investment, (vi) cash availability and liquidity requirements for accounts, (vii) regulatory restrictions, (viii) minimum investment size of an account, (ix) relative size of account, and (x) such other factors as may be approved by BlackRock’s general counsel. Moreover, investments may not be allocated to one client

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account over another based on any of the following considerations: (i) to favor one client account at the expense of another, (ii) to generate higher fees paid by one client account over another or to produce greater performance compensation to BlackRock, (iii) to develop or enhance a relationship with a client or prospective client, (iv) to compensate a client for past services or benefits rendered to BlackRock or to induce future services or benefits to be rendered to BlackRock, or (v) to manage or equalize investment performance among different client accounts.

Equity securities will generally be allocated among client accounts within the same investment mandate on a pro rata basis. This pro-rata allocation may result in a Portfolio receiving less of a particular security than if pro-ration had not occurred. All allocations of equity securities will be subject, where relevant, to share minimums established for accounts and compliance constraints.

Initial public offerings of securities may be over-subscribed and subsequently trade at a premium in the secondary market. When BlackRock is given an opportunity to invest in such an initial offering or “hot issue,” the supply of securities available for client accounts is often less than the amount of securities the accounts would otherwise take. In order to allocate these investments fairly and equitably among client accounts over time, each portfolio manager or a member of his or her respective investment team will indicate to BlackRock’s trading desk their level of interest in a particular offering with respect to eligible clients accounts for which that team is responsible. Initial public offerings of U.S. equity securities will be identified as eligible for particular client accounts that are managed by portfolio teams who have indicated interest in the offering based on market capitalization of the issuer of the security and the investment mandate of the client account and in the case of international equity securities, the country where the offering is taken place and the investment mandate of the client account. Generally, shares received during the initial public offering will be allocated among participating client accounts within each investment mandate on a pro rata basis. In situations where supply is too limited to be allocated among all accounts for which the investment is eligible, portfolio managers may rotate such investment opportunities among one or more accounts so long as the rotation system provides for fair access for all client accounts over time.

Because different accounts may have differing investment objectives and policies, BlackRock may buy and sell the same securities at the same time for different clients based on the particular investment objective, guidelines and strategies of those accounts. For example, BlackRock may decide that it may be entirely appropriate for a growth fund to sell a security at the same time a value fund is buying that security. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients. For example, sales of a security by BlackRock on behalf of one or more of its clients may decrease the market price of such security, adversely impacting other BlackRock clients that still hold the security.

In certain instances, BlackRock may find it efficient for purposes of achieving best execution, to aggregate certain contemporaneous purchases or sale orders of its advisory accounts (a/k/a “bunching”). In general, all contemporaneous trades for client accounts under management by the same portfolio manager or investment team will be bunched in a single order if the trader believes the bunched trade would provide each client with an opportunity to achieve a more favorable execution at a potentially lower execution cost. The costs associated with a bunched order will be shared pro rata among the clients in the bunched order. Generally, if an order for a particular portfolio manager or management team is filled at several different prices through multiple trades, all accounts participating in the order will receive the average price except in the case of certain international markets where average pricing is not permitted. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Portfolio is concerned, in other cases it could be beneficial to the Portfolio. Transactions effected by BlackRock on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price. The trader will give the bunched order to the broker dealer that the trader has identified as being able to provide the best execution of the order. Orders for purchase or sale of securities will be placed within a reasonable amount of time of the order receipt and bunched orders will be kept bunched only long enough to execute the order.

The Portfolio will not purchase securities during the existence of any underwriting or selling group relating to such securities of which BlackRock, BFM, PTC, the Administrators, the Distributor or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Board of Trustees in accordance with Rule 10f-3 under the 1940 Act. In no instance will portfolio securities be purchased from or sold to BlackRock, BFM, PNC Bank, PTC, PFPC, the Distributor or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law.

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The portfolio turnover rate of the Portfolio is calculated by dividing the lesser of the Portfolio’s annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities held by the Portfolio during the year.

Potential Conflicts of Interest

Activities of BlackRock Advisors, BlackRock, Inc. and its affiliates (collectively, “BlackRock”); The PNC Financial Services Group, Inc. and its affiliates (collectively, “PNC”); Merrill Lynch & Co., Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and their affiliates (collectively, “Merrill Lynch”); and Other Accounts Managed by BlackRock, PNC or Merrill Lynch.

BlackRock is one of the world’s largest asset management firms with approximately $1 trillion in assets under management. Merrill Lynch is a full service investment banking, broker-dealer, asset management and financial services organization. PNC is a diversified financial services organization spanning the retail, business and corporate markets.  BlackRock, Merrill Lynch and PNC are affiliates of one another.  BlackRock, PNC, Merrill Lynch and their affiliates (including, for these purposes, their directors, partners, trustees, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of a Portfolio (collectively, “Affiliates”), are engaged worldwide in businesses, including equity, fixed income, cash management and alternative investments, and have interests other than that of managing the Portfolio. These are considerations of which investors in a Portfolio should be aware, and which may cause conflicts of interest that could disadvantage the Portfolio and its shareholders. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments, and companies that may be purchased or sold by a Portfolio.

BlackRock and its Affiliates, including, without limitation, PNC and Merrill Lynch, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of a Portfolio and/or that engage in transactions in the same types of securities, currencies and instruments as the Portfolio. One or more Affiliates are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more Affiliates are or may be actively engaged in transactions in the same securities, currencies, and instruments in which a Portfolio invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which a Portfolio invests, which could have an adverse impact on the Portfolio’s performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of a Portfolio’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Portfolio. When BlackRock Advisors and its advisory affiliates seek to purchase or sell the same assets for their managed accounts, including a Portfolio, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for a Portfolio.

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In addition, transactions in investments by one or more other accounts managed by BlackRock, PNC, Merrill Lynch or another Affiliate may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Portfolio, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur when investment decisions regarding a Portfolio are based on research or other information that is also used to support decisions for other accounts. When BlackRock, PNC, Merrill Lynch or another Affiliate implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for a Portfolio, market impact, liquidity constraints, or other factors could result in the Portfolio receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Portfolio could otherwise be disadvantaged. BlackRock, PNC or Merrill Lynch may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause a Portfolio to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

Conflicts may also arise because portfolio decisions regarding a Portfolio may benefit other accounts managed by BlackRock, PNC, Merrill Lynch or another Affiliate. For example, the sale of a long position or establishment of a short position by a Portfolio may impair the price of the same security sold short by (and therefore benefit) one or more Affiliates or their other accounts, and the purchase of a security or covering of a short position in a security by a Portfolio may increase the price of the same security held by (and therefore benefit) one or more Affiliates or their other accounts.

BlackRock, PNC, Merrill Lynch, other Affiliates and their clients may pursue or enforce rights with respect to an issuer in which a Portfolio has invested, and those activities may have an adverse effect on the Portfolio. As a result, prices, availability, liquidity and terms of the Portfolio’s investments may be negatively impacted by the activities of BlackRock, PNC, Merrill Lynch, other Affiliates or their clients, and transactions for the Portfolio may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The results of a Portfolio’s investment activities may differ significantly from the results achieved by BlackRock Advisors and its Affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that one or more Affiliates and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by a Portfolio. Moreover, it is possible that a Portfolio will sustain losses during periods in which one or more Affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for a Portfolio in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

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From time to time, a Portfolio’s activities may also be restricted because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when BlackRock Advisors, and/or one or more Affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock Advisors and/or one or more Affiliates are performing services or when position limits have been reached.

In connection with its management of a Portfolio, BlackRock Advisors may have access to certain fundamental analysis and proprietary technical models developed by one or more Affiliates (including Merrill Lynch). BlackRock Advisors will not be under any obligation, however, to effect transactions on behalf of a Portfolio in accordance with such analysis and models. In addition, neither BlackRock nor any of its Affiliates (including Merrill Lynch and PNC) will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of a Portfolio and it is not anticipated that BlackRock Advisors will have access to such information for the purpose of managing the Portfolio. The proprietary activities or portfolio strategies of BlackRock and its Affiliates (including Merrill Lynch and PNC) or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by BlackRock Advisors in managing a Portfolio.

In addition, certain principals and certain employees of BlackRock Advisors are also principals or employees of BlackRock, Merrill Lynch, PNC or another Affiliate. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in a Portfolio should be aware.

BlackRock Advisors may enter into transactions and invest in securities, instruments and currencies on behalf of a Portfolio in which customers of BlackRock, PNC, Merrill Lynch or another Affiliate, or, to the extent permitted by the SEC, BlackRock, PNC or Merrill Lynch or another Affiliate, serve as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the Portfolio, and such party may have no incentive to assure that the Portfolio obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by a Portfolio may enhance the profitability of BlackRock, Merrill Lynch and/or PNC or another Affiliate. One or more Affiliates may also create, write or issue Derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which a Portfolio invests or which may be based on the performance of the Portfolio. A Portfolio may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Affiliates and may also enter into transactions with other clients of an Affiliate where such other clients have interests adverse to those of the Portfolio. At times, these activities may cause departments of BlackRock or its Affiliates to give advice to clients that may cause these clients to take

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actions adverse to the interests of the Portfolio. To the extent affiliated transactions are permitted, a Portfolio will deal with BlackRock and its Affiliates on an arms-length basis. BlackRock, PNC or Merrill Lynch or another Affiliate may also have an ownership interest in certain trading or information systems used by a Portfolio. A Portfolio’s use of such trading or information systems may enhance the profitability of BlackRock and its Affiliates.

One or more Affiliates may act as broker, dealer, agent, lender or adviser or in other commercial capacities for a Portfolio. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an Affiliate will be in its view commercially reasonable, although each Affiliate, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the Affiliate and such sales personnel.

Subject to applicable law, the Affiliates (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Portfolios as broker, dealer, agent, lender, adviser or in other commercial capacities and no accounting to the Portfolios or their shareholders will be required, and no fees or other compensation payable by the Portfolios or their shareholders will be reduced by reason of receipt by an Affiliate of any such fees or other amounts. When an Affiliate acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Portfolios, the Affiliate may take commercial steps in its own interests, which may have an adverse effect on the Portfolios.

A Portfolio will be required to establish business relationships with its counterparties based on the Portfolio’s own credit standing. Neither BlackRock nor any of the Affiliates will have any obligation to allow their credit to be used in connection with a Portfolio’s establishment of its business relationships, nor is it expected that the Portfolio’s counterparties will rely on the credit of BlackRock or any of the Affiliates in evaluating the Portfolio’s creditworthiness.

Purchases and sales of securities for a Portfolio may be bunched or aggregated with orders for other BlackRock client accounts. BlackRock Advisors and its advisory affiliates, however, are not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable, required or with cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Portfolios will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Portfolios. In addition, under certain circumstances, the Portfolios will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

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BlackRock Advisors may select brokers (including, without limitation, Affiliates of BlackRock Advisors) that furnish BlackRock Advisors, the Portfolios, other BlackRock client accounts or other Affiliates or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock Advisors’ view, appropriate assistance to BlackRock Advisors in the investment decision-making process (including with respect to futures, fixed-price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; and research-oriented computer software and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the Portfolios and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Portfolios based on the amount of brokerage commissions paid by the Portfolios and such other BlackRock client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Portfolios and to such other BlackRock client accounts. To the extent that BlackRock Advisors may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BlackRock Advisors receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BlackRock Advisors.

BlackRock Advisors may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock Advisors believes are useful in their investment decision-making process. BlackRock Advisors may from time to time choose not to engage in the above described arrangements to varying degrees.

BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Portfolios, and to help ensure that such decisions are made in accordance with BlackRock’s fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock, PNC, Merrill Lynch and/or other Affiliates, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see “Proxy Voting Policies and Procedures.”

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It is also possible that, from time to time, BlackRock or any of its affiliates may, although they are not required to, purchase and hold shares of a Portfolio. Increasing a Portfolio’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Portfolio’s expense ratio. BlackRock and its affiliates reserve the right to redeem at any time some or all of the shares of a Portfolio acquired for their own accounts. A large redemption of shares of a Portfolio by BlackRock or its affiliates could significantly reduce the asset size of the Portfolio, which might have an adverse effect on the Portfolio’s investment flexibility, portfolio diversification and expense ratio. BlackRock will consider the effect of redemptions on a Portfolio and other shareholders in deciding whether to redeem its shares.

It is possible that a Portfolio may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships as well as securities of entities in which BlackRock, PNC or Merrill Lynch or another Affiliate has significant debt or equity investments or in which an Affiliate makes a market. A Portfolio also may invest in securities of companies to which an Affiliate provides or may someday provide research coverage. Such investments could cause conflicts between the interests of a Portfolio and the interests of other clients of BlackRock or another Affiliate. In making investment decisions for a Portfolio, BlackRock Advisors is not permitted to obtain or use material non-public information acquired by any division, department or Affiliate of BlackRock in the course of these activities. In addition, from time to time, the activities of Merrill Lynch or another Affiliate may limit a Portfolio’s flexibility in purchases and sales of securities. When Merrill Lynch or another Affiliate is engaged in an underwriting or other distribution of securities of an entity, BlackRock Advisors may be prohibited from purchasing or recommending the purchase of certain securities of that entity for a Portfolio.

BlackRock, PNC, Merrill Lynch, other Affiliates, their personnel and other financial service providers have interests in promoting sales of the Portfolios. With respect to BlackRock, PNC, Merrill Lynch, other Affiliates and their personnel, the remuneration and profitability relating to services to and sales of the Portfolios or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock, PNC, Merrill Lynch, other Affiliates and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Portfolios or their shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock, PNC, Merrill Lynch, other Affiliates and such personnel resulting from transactions on behalf of or management of the Portfolios may be greater than the remuneration and profitability resulting from other funds or products.

BlackRock, PNC, Merrill Lynch, other Affiliates and their personnel may receive greater compensation or greater profit in connection with an account for which

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BlackRock serves as an adviser than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that BlackRock may pay a portion of its advisory fee to the unaffiliated investment adviser, or relate to compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of BlackRock, PNC, Merrill Lynch, other Affiliates and their personnel to recommend BlackRock over unaffiliated investment advisers or to effect transactions differently in one account over another.

To the extent permitted by applicable law, a Portfolio may invest all or some of its short term cash investments in any money market fund advised or managed by BlackRock. In connection with any such investments, a Portfolio, to the extent permitted by the 1940 Act, may pay its share of expenses of a money market fund in which it invests, which may result in a Portfolio bearing some additional expenses.

BlackRock Advisors, its affiliates and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of a Portfolio. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and affiliates of BlackRock Advisors that are the same, different from or made at different times than positions taken for the Portfolio. To lessen the possibility that a Portfolio will be adversely affected by this personal trading, the Portfolio and BlackRock Advisors each has adopted a Code of Ethics in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Portfolio’s portfolio transactions. The Code of Ethics can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at (202) 551-8090. The Code of Ethics is also available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the Commission’s Public Reference Section, Washington, DC 20549-0102.

BlackRock Advisors and its affiliates will not purchase securities or other property from, or sell securities or other property to, a Portfolio, except that the Portfolio may in accordance with rules adopted under the Investment Company Act engage in transactions with accounts that are affiliated with the Portfolio as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Portfolios and/or BlackRock Advisors by the Commission. These transactions would be effected in circumstances in which  BlackRock Advisors determined that it would be appropriate for the Portfolio to purchase and another client to sell, or the Portfolio to sell and another client to purchase, the same security or instrument on the same day.

From time to time, the activities of a Portfolio may be restricted because of regulatory requirements applicable to BlackRock, PNC or Merrill Lynch or another

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Affiliate and/or BlackRock’s internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock Advisors may not initiate or recommend certain types of transitions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which an Affiliate is performing investment banking, market making or other services or has proprietary positions. For example, when an Affiliate is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Portfolios may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if personnel of BlackRock or its Affiliates serve as directors of companies the securities of which the Portfolios wish to purchase or sell. However, if permitted by applicable law, the Portfolios may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by an Affiliate, or in cases in which personnel of BlackRock or its Affiliates are directors or officers of the issuer.

The investment activities of one or more Affiliates for their proprietary accounts and for client accounts may also limit the investment strategies and rights of the Portfolios. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BlackRock, the Portfolios or other client accounts to suffer disadvantages or business restrictions. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of BlackRock Advisors on behalf of clients (including the Portfolios) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, BlackRock Advisors on behalf of clients (including the Portfolios) may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when BlackRock Advisors, in its sole discretion, deem it appropriate.

Present and future activities of BlackRock and its Affiliates, including BlackRock Advisors, in addition to those described in this section, may give rise to additional conflicts of interest.

PURCHASE AND REDEMPTION INFORMATION

The Fund has authorized one or more brokers and/or financial institutions (“Authorized Persons”) to receive on its behalf purchase and redemption orders that are in “good form” in accordance with the policies of those Authorized Persons. Such Authorized Persons are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf, and the Fund will be deemed to have received a purchase or redemption order when an Authorized Persons or, if applicable, such Authorized Person’s authorized designee, receives the order. Such customer orders will be priced at a Portfolio’s net asset value next computed after they are received by an Authorized Person or such Authorized Person’s authorized designee. Financial institutions may include retirement plan service providers who aggregate purchase and redemption instructions received from numerous retirement plans or plan participants.

Institutional Shares

Purchase of Shares. Institutional Shares are offered to investors with minimum investments as described in the prospectus and to employees of BlackRock without regard to any applicable investment minimums. The Fund may in its discretion waive or modify the minimum investment amount, may reject any order for Institutional Shares and may suspend and resume the sale of shares of the Portfolio at any time.

Payment for Institutional Shares must normally be made in Federal funds or other funds immediately available to the Fund’s custodian by 4 p.m. (Eastern Time) on the first business day following receipt of the order. Payment may also, in the discretion of the Fund, be made in the form of securities that are permissible investments for the Portfolio. The Fund does not accept third party checks for initial or subsequent investments. If payment for a purchase order is not received by the prescribed time, an investor may be liable for any resulting losses or expenses incurred by the Company.

Institutional Shares of the Portfolio may be purchased by customers of broker-dealers and agents which have established a servicing relationship with the Fund on behalf of their customers. These broker-dealers and agents may impose additional or different conditions on the purchase or redemption of Portfolio shares by their customers and may charge their customers transaction, account or other fees on the purchase and redemption of Portfolio shares. Each broker-dealer or agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of such broker-dealers or agents should consult them for information regarding these fees and conditions.

Redemption of Shares. Payment for redeemed shares for which a redemption order is received by PFPC before 4:00 p.m. (Eastern Time) on a Business Day is normally made in Federal funds wired to the redeeming Institution on the next Business Day, provided that the Fund’s custodian is also open for business. Payment for redemption orders received after 4:00 p.m. (Eastern Time) or on a day when the Fund’s custodian is closed is normally wired in Federal funds on the next Business Day following redemption on which the Fund’s custodian is open for business. The Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of BlackRock, an earlier payment could adversely affect the Portfolio. No charge for wiring redemption payments is imposed by the Fund.

During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Redemption requests may also be mailed to PFPC at P.O. Box 8907, Wilmington, Delaware 19899-8907.

The Fund may also suspend the right of redemption or postpone the date of payment upon redemption for such periods as are permitted under the 1940 Act, and may redeem shares involuntarily or make payment for redemption in securities or other property when determined appropriate in light of the Fund’s responsibilities under the 1940 Act.

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Dividends and Distributions

The Portfolio will distribute substantially all of its net investment income and net realized capital gains, if any, to shareholders. The net investment income of the Portfolio is declared quarterly as a dividend to investors who are shareholders of the Portfolio at the close of business on the record day. All dividends are paid not later than ten days after the end of each quarter. Any net realized capital gains (including net short-term capital gains) will be distributed by the Portfolio at least annually. The period for which dividends are payable and the time for payment are subject to change by the Fund’s Board of Trustees.

Distributions are reinvested at net asset value in additional full and fractional shares of the same class on which the distributions are paid, unless a shareholder elects to receive distributions in cash. This election, or any revocation thereof, must be made in writing to PFPC, and will become effective with respect to distributions paid after its receipt by PFPC.

VALUATION OF PORTFOLIO SECURITIES

In determining the market value of portfolio investments, the Fund may employ outside organizations, which may use, without limitation, a matrix or formula method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on the Fund’s books at their face value. Other assets, if any, are valued at fair value as determined in good faith under the supervision of the Board of Trustees.

Net asset value is calculated separately for each class of shares of the Portfolio as of the close of regular trading hours on the NYSE (currently 4:00 p.m. Eastern Time) on each Business Day by dividing the value of all securities, cash and other assets owned by the Portfolio that are allocated to a particular class of shares, less the liabilities charged to that class, by the total number of outstanding shares of the class.

Valuation of securities held by the Portfolio is as follows: securities traded on a national securities exchange or on the NASDAQ National Market System are valued at the last reported sale price that day or the NASDAQ official closing price (“NOCP”), if applicable; securities traded on a national securities exchange for which there were no sales on that day and securities traded on other over-the-counter markets for which market quotations are readily available are valued at the mean of the bid and asked prices; an option or futures contract is valued at the last sales price prior to 4:00 p.m. (Eastern Time), as quoted on the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern Time); and securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the Fund’s Board of Trustees. The amortized cost method of valuation may also be used with respect to debt obligations with sixty days or less remaining to maturity unless the investment adviser under the supervision of the Board of Trustees determines such method does not represent fair value.

Valuation of securities of non-U.S. issuers is as follows: to the extent sale prices are available, securities which are traded on a recognized stock exchange, whether U.S. or non-U.S., are valued at the latest sale price on that exchange prior to the time when assets are valued or prior to the close of regular trading hours on the NYSE. In the event that there are no sales, the mean between the last available bid and asked prices will be used. If a security is traded on more than one exchange, the latest sale price on the exchange where the stock is primarily traded is used. An option or futures contract is valued at the last sales price prior to 4:00 p.m. (Eastern Time), as quoted on the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern Time). In the event that application of these methods of valuation results in a price for a security which is deemed not to be representative of the market value of such security, the security will be valued by, under the direction of or in accordance with a method specified by the Board of Trustees as reflecting fair value. The amortized cost method of valuation will be used with respect to debt obligations with sixty days or less remaining to maturity unless the investment adviser under the supervision of the

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Board of Trustees determines such method does not represent fair value. All other assets and securities held by the Portfolio (including restricted securities) are valued at fair value as determined in good faith by the Board of Trustees or by someone under its direction. Any assets which are denominated in a non-U.S. currency are translated into U.S. dollars at the prevailing market rates.

Certain of the securities acquired by the Portfolio may be traded on non-U.S. exchanges or over-the-counter markets on days on which the Portfolio’s net asset value is not calculated. In such cases, the net asset value of the Portfolio’s shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Portfolio.

The Portfolio may use a pricing service, bank or broker/dealer experienced in such matters to value the Portfolio’s securities.

Fair Value. When the exchange or market on which a security or other asset is traded does not open for trading for an entire trading day, and no other market prices are available, market quotations are not readily available. Market quotations may not be reliable when there is a substantial time differential between the close of trading for the asset and the time as of which the Fund values its assets and when significant events have occurred in the markets or in related instruments such as ADRs. When market quotations are not readily available or are believed by BlackRock to be unreliable, the Fund’s investments are valued at fair value (“Fair Value Assets”).

Fair Value Assets generally are valued by BlackRock in accordance with procedures approved by the Board of Trustees. BlackRock may conclude that a market quotation is not readily available or is unreliable if a security or other asset does not have a price source due to its lack of liquidity, if BlackRock believes a market quotation from a broker-dealer is unreliable (e.g., where it varies significantly from a recent trade), where the security or other asset is thinly traded or where there is a significant event subsequent to the most recent market quotation. For these purpose, a “significant event” is deemed to occur if the BlackRock Portfolio Management Group and/or the Pricing Group determines, in its business judgment prior to or at the time of pricing the Fund’s assets, that it is highly likely that the event will cause a material change to the last closing market price of one or more assets held by the Fund.

BlackRock’s Pricing Group will submit its recommendations regarding the valuation and/or valuation methodologies for Fair Value Assets to BlackRock’s Valuation Committee. The Valuation Committee may accept, modify or reject any recommendations. The pricing of all Fair Value Assets shall be subsequently reported to and ratified by the Board or a Committee thereof.

When determining the price for a Fair Value Asset, the Valuation Committee (or the Pricing Group) shall seek to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what the Fund might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. Fair value determinations shall be based upon all available factors that the Valuation Committee (or Pricing Group) deems relevant.

Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Portfolio’s net asset value. As a result, the Portfolio’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

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TAXES

The following is only a summary of certain additional tax considerations generally affecting the Portfolio and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Portfolio or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Investors may wish to consult their tax advisers with specific reference to their own tax situation.

The Portfolio has elected to be taxed, and intends to qualify each year, as a regulated investment company under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a regulated investment company, the Portfolio generally is exempt from U.S. Federal income tax on its investment company taxable income as that term is defined in the Code without regard to the deduction for dividends paid, and net capital gain (i.e., the excess of its net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes an amount equal to at least the sum of (a) 90% of its investment company taxable income and (b) 90% of its net tax-exempt interest income, if any (the “Distribution Requirement”) and satisfies certain other requirements of the Code that are described below. Distributions of investment company taxable income and net tax-exempt interest income made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year will satisfy the Distribution Requirement.

In addition to satisfaction of the Distribution Requirement, the Portfolio must derive at least 90% of its gross income (the “Income Requirement”) from (a) dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or non-U.S. currencies, or from other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investment in such stock, securities, or currencies and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”).

In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of the Portfolio’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Portfolio generally has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of the Portfolio’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), in two or more issuers which the Portfolio controls and which are engaged in the same or similar or related trades or businesses, or in any one or more Qualified Publicly Traded Partnerships.

Distributions of investment company taxable income from the Portfolio will generally be taxable (other than qualified dividend income and the possible allowance of the dividends-received deduction described below) to shareholders as ordinary income to the extent of the Portfolio’s earnings and profits, regardless of whether such distributions are paid in cash or are reinvested in shares. However, for taxable years beginning on or before December 31, 2010, distributions of investment company taxable income that are designated by the Portfolio as derived from qualified dividend income are taxed to individuals at the rates applicable to long-term capital gains. The Portfolio will notify shareholders of the amount of any distribution that may constitute qualified dividend income not later than 60 days after the close of its taxable year. If the Portfolio receives 95% or more of its gross income (as defined for that purpose) from qualified dividend income, all the Portfolio’s distributions may be classified as qualified dividend income, provided holding period and other requirements are met by both the shareholders and the Portfolio. Otherwise, only a portion of the Portfolio’s distributions may be eligible for

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classification as qualified dividend income. The Portfolio may designate such distributions as qualified dividend income only to the extent the Portfolio has qualified dividend income for the taxable year in which such distributions are made. Qualified dividend income is generally dividend income from taxable domestic corporations and certain non-U.S. corporations. Shareholders receiving any distribution from the Portfolio in the form of additional shares will be treated as receiving a taxable distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

The Portfolio intends to distribute to shareholders all of its net capital gain for each taxable year. Such gain is distributed as a capital gain dividend and is taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his or her shares, whether such gain was recognized by the Portfolio prior to the date on which a shareholder acquired shares of the Portfolio and whether the distribution was paid in cash or reinvested in shares.

Distributions by the Portfolio that do not constitute ordinary income dividends, qualified dividend income, or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) a shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

Under current law, ordinary income of individuals will be taxable at a maximum marginal rate of 35%, but because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher. Long-term capital gains for individuals have been temporarily reduced to 15% (with lower rates for individuals in the 10% to 15% rate brackets) for taxable years beginning on or before December 31, 2010. Capital gains and ordinary income of corporate taxpayers are both taxed at a maximum marginal rate of 35%.

A shareholder generally will recognize gain or loss on the sale, exchange or redemption of the Portfolio’s shares in an amount equal to the difference between the proceeds of the sale, exchange or redemption and the shareholder’s adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Portfolio within 30 days before or after the sale, exchange or redemption. Any gain or loss arising from the sale, exchange or redemption of shares of the Portfolio held as a capital asset (generally, property held for investment) will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any loss incurred on the sale or exchange of the Portfolio’s shares, held six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received (or amounts designated as undistributed capital gains) with respect to such shares.

Under Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

The Portfolio may engage in hedging or derivatives transactions involving non-U.S. currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on non-U.S. currencies) and short sales. Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Portfolio (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of the Portfolio and defer recognition of certain of the Portfolio’s losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require the Portfolio to “mark-to-market” certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause the Portfolio to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement and avoid the 4% excise tax (described below). The Portfolio intends to monitor its

41

transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

The Portfolio may make investments in zero coupon bonds or other discount securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the bond at maturity over its issue or other discount securities price). Zero coupon bonds do not provide for periodic interest payments and therefore produce income that is not matched by a corresponding cash distribution. Any such income would be treated as income earned by the Portfolio and would be subject to the Distribution Requirement and taken into account for purposes of the 4% excise tax (discussed below). As a result, the Portfolio may be required to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to be able to make distributions to its investors.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Portfolio accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

If the Portfolio purchases shares in a “passive foreign investment company” (a “PFIC”), the Portfolio may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Portfolio to its shareholders. Additional charges in the nature of interest may be imposed on the Portfolio in respect of deferred taxes arising from such distributions or gains. If the Portfolio were to invest in a PFIC and elected to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, the Portfolio would be required to include in income each year a portion of the ordinary earnings and net capital gain of the qualified electing fund, even if not distributed to the Portfolio. Alternatively, the Portfolio can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the Portfolio would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, the Portfolio might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the Distribution Requirement and would be taken into account for purposes of the 4% excise tax (described below). Dividends paid by a PFIC, will not be traded as qualified dividend income. Dividends paid by PFICs will not be treated as qualified dividend income.

Income received by the Portfolio with respect to foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions may reduce or eliminate such taxes. Due to the makeup of the Portfolio’s investment portfolio, shareholders will not be entitled to claim a credit or deduction with respect to such foreign taxes.

Ordinary income dividends paid by the Portfolio will qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of “qualifying dividends” received by the Portfolio from domestic corporations for the taxable year. A dividend received by the Portfolio will not be treated as a

42

qualifying dividend (i) if it has been received with respect to any share of stock that the Portfolio has held for less than 46 days (91 days in the case of certain preferred stock) during the 91 day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181 day period beginning 90 days before such date in the case of certain preferred stock), (ii) to the extent that the Portfolio is under an obligation to make related payments with respect to positions in substantially similar or related property or (iii) to the extent the stock on which the dividend is paid is treated as debt-financed. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Portfolio.

If for any taxable year the Portfolio does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and all distributions will be taxable as ordinary dividends to the extent of the Portfolio’s current and accumulated earnings and profits. Such distributions will generally be eligible (i) for treatment as qualified dividend income in the case of individual shareholders and (ii) for the dividends-received deduction in the case of corporate shareholders.

A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

Ordinarily, shareholders are required to take distributions by the Portfolio into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Portfolio) on December 31 of such calendar year if such dividends are actually paid in January of the following year.

The Fund will be required in certain cases to withhold and remit to the United States Treasury a portion of dividends and gross sale proceeds paid to any shareholder (i) who has provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or (iii) who has failed to certify to the Fund when required to do so that he is not subject to backup withholding or that he is an “exempt recipient.”

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, non-U.S. trust or estate, non-U.S. corporation, or non-U.S. partnership (“non-U.S. shareholder”), depends on whether the income from the Portfolio is “effectively connected” with a U.S. trade or business carried on by such shareholder. If the income from the Portfolio is not effectively connected with a U.S. trade or business carried on by a non-U.S. shareholder, dividends paid to such non-U.S. shareholder from investment company taxable income will be subject to a U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a non-U.S. shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Portfolio and capital gain dividends. In addition, U.S. source withholding taxes are not imposed on dividends paid by regulated investment companies to the extent the dividends are designated as “interest-related dividends” or “short-term capital gain dividends.” Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. withholding tax at the source if they had been received directly by a foreign person, and that satisfy certain other requirements. The exemption applies to dividends with respect to taxable years of regulated investment companies beginning before January 1, 2008. If the income from the Portfolio is effectively connected with a U.S. trade or business carried on by a non-U.S. shareholder, then ordinary income dividends, qualified dividend income, interest-related dividends, short-term capital gain dividends, capital gain dividends, and any gains realized upon the sale of shares of the Portfolio will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations. Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code. Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code. In the case of non-U.S. non-corporate shareholders, the Fund may be required to withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their non-U.S. status. Non-U.S. shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Portfolio, including the applicability of foreign taxes.

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Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made by the Portfolio each year.

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

ADDITIONAL INFORMATION CONCERNING SHARES

Shares of each class of the Portfolio bear their pro rata portion of all operating expenses paid by the Portfolio, except transfer agency, networking and recordkeeping fees, certain administrative/servicing fees and amounts payable under the Fund’s Amended and Restated Distribution and Service Plan. Each share of the portfolios of the Fund has a par value of $.001, represents an interest in that portfolio and is entitled to the dividends and distributions earned on that portfolio’s assets that are declared in the discretion of the Board of Trustees. The Fund’s shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held, and will vote in the aggregate and not by class, except where otherwise required by law or as determined by the Board of Trustees.

Shares of the Fund have noncumulative voting rights and, accordingly, the holders of more than 50% of the Fund’s outstanding shares (irrespective of class) may elect all of the trustees. Shares have no preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion. When issued for payment, shares will be fully paid and non-assessable by the Fund.

There will normally be no meetings of shareholders for the purpose of electing trustees unless and until such time as required by law. At that time, the trustees then in office will call a shareholders meeting to elect trustees. Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. The Fund’s Declaration of Trust provides that meetings of the shareholders of the Fund shall be called by the trustees upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote.

Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement, a distribution plan subject to Rule 12b-1 under the 1940 Act or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Fund voting together in the aggregate without regard to a particular investment portfolio.

The proceeds received by the Portfolio for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of that Portfolio. The underlying assets of the Portfolio will be segregated on the books of account, and will be charged with the liabilities in respect to that Portfolio and with a share of the general liabilities of the Fund. As stated herein, certain expenses of the Portfolio may be charged to a specific class of shares representing interests in that Portfolio.

The Funds’ Declaration of Trust authorizes the Board of Trustees, without shareholder approval (unless otherwise required by applicable law), to: (i) sell and convey the assets belonging to a class of shares to another management investment company for consideration which may include securities issued by the purchaser and, in

44

connection therewith, to cause all outstanding shares of such class to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (ii) sell and convert the assets belonging to one or more classes of shares into money and, in connection therewith, to cause all outstanding shares of such class to be redeemed at their net asset value; or (iii) combine the assets belonging to a class of shares with the assets belonging to one or more other classes of shares if the Board of Trustees reasonably determines that such combination will not have a material adverse effect on the shareholders of any class participating in such combination and, in connection therewith, to cause all outstanding shares of any such class to be redeemed or converted into shares of another class of shares at their net asset value. The Board of Trustees may authorize the liquidation and termination of any Portfolio or class of shares. Upon any liquidation of the Portfolio, Shareholders of each class of the Portfolio are entitled to share pro rata in the net assets belonging to that class available for distribution.

MISCELLANEOUS

The Fund. The Fund was organized as a Massachusetts business trust on December 22, 1988 and is registered under the 1940 Act as an open end, diversified management investment company. Effective January 31, 1998, the Fund changed its name from Compass Capital FundsSM to BlackRock FundsSM.

Counsel. The law firm of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York 10017, serves as the Fund’s counsel.

Independent Registered Public Accountant. Deloitte & Touche LLP, with offices at 1700 Market Street, Philadelphia, Pennsylvania, serves as the Funds’ independent registered public accountant.

Shareholder Ownership. On December 31, 2006, PNC Bank, which has its principal offices at 1600 Market Street, Philadelphia, Pennsylvania 19103, held of record approximately 24.757% of the Fund’s outstanding shares, and may be deemed a controlling person of the Fund under the 1940 Act. PNC Bank is a national bank organized under the laws of the United States. All of the capital stock of PNC Bank is owned by PNC Bancorp, Inc. All of the capital stock of PNC Bancorp, Inc. is owned by The PNC Financial Services Group, Inc., a publicly-held bank holding company.

On December 31, 2006, J.J.B. Hilliard, W.L. Lyons, Inc., Cash Balance Sweeps, Attn: Barbara O’Neal, which has its principal offices at 501 Hilliard Lyons Center, Louisville, Kentucky 40202 held of record approximately 6.167% of the Fund’s outstanding shares.

Shareholder Approvals. As used in this Statement of Additional Information and in the Prospectus, a “majority of the outstanding shares” of a class, series or Portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the lesser of (1) 67% of the shares of the particular class, series or Portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such class, series or Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of such class, series or Portfolio.

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APPENDIX A

Commercial Paper Ratings

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The following summarizes the rating categories used by Standard and Poor’s for commercial paper:

“A-1” - Issue’s degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted “A-1+.”

“A-2” - Issue’s capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1.”

“A-3” - Issue has an adequate capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes in circumstances than an obligation carrying a higher designation.

“B” - Issue has only a speculative capacity for timely payment.

“C” - Issue has a doubtful capacity for payment.

“D” - Issue is in payment default.

Moody’s commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody’s for commercial paper:

“Prime-1” - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

“Prime-2” - Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

“Prime-3” - Issuer or related supporting institutions have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

“Not Prime” - Issuer does not fall within any of the Prime rating categories.

The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are “D-1,” “D-2” and “D-3.” Duff & Phelps employs three designations, “D-1+,” “D-1” and “D-1-,” within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

“D-1+” - Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

“D-1” - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

“D-1-” - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

“D-2” - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

“D-3” - Debt possesses satisfactory liquidity, and other protection factors qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

“D-4” - Debt possesses speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

“D-5” - Issuer has failed to meet scheduled principal and/or interest payments.

Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

“F-1+” - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

“F-1” - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated “F-1+.”

“F-2” - Securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the “F-1+” and “F-1” categories.

“F-3” - Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

“F-S” - Securities possess weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

“D” - Securities are in actual or imminent payment default.

Fitch may also use the symbol “LOC” with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.

Corporate and Municipal Long-Term Debt Ratings

The following summarizes the ratings used by Standard & Poor’s for corporate and municipal debt:

“AAA” - This designation represents the highest rating assigned by Standard & Poor’s to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

“AA” - Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

“A” - Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

“BBB” - Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

“BB,” “B,” “CCC,” “CC” and “C” - Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” indicates the lowest degree of speculation and “C” the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

“BB” - Debt has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The “BB” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BBB-” rating.

“B” - Debt has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The “B” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BB” or “BB-” rating.

“CCC” - Debt has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The “CCC” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “B” or “B-” rating.

“CC” - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied “CCC” rating.

“C” - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied “CCC-” debt rating. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

“CI” - This rating is reserved for income bonds on which no interest is being paid.

“D” - Debt is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. “D” rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-) - The ratings from “AA” through “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

“r” - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

The following summarizes the ratings used by Moody’s for corporate and municipal long-term debt:

“Aaa” - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

“Aa” - Bonds are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

“A” - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

“Baa” - Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

“Ba,” “B,” “Caa,” “Ca,” and “C” - Bonds that possess one of these ratings provide questionable protection of interest and principal (“Ba” indicates some speculative elements; “B” indicates a general lack of characteristics of desirable investment; “Caa” represents a poor standing; “Ca” represents obligations which are speculative in a high degree; and “C” represents the lowest rated class of bonds). “Caa,” “Ca” and “C” bonds may be in default.

Con. (—) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

(P) - When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody’s believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Ba1 and B1.

The following summarizes the highest four ratings used by Fitch for corporate and municipal bonds:

“AAA” - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

“AA” - Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA.” Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-1+.”

“A” - Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

“BBB” - Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

“BB,” “B,” “CCC,” “CC,” “C,” “DDD,” “DD,” and “D” - Bonds that possess one of these ratings are considered by Fitch to be speculative investments. The ratings “BB” to “C” represent Fitch’s assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating “DDD” to “D” is an assessment of the ultimate recovery value through reorganization or liquidation.

To provide more detailed indications of credit quality, the Fitch ratings from and including “AA” to “BBB” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

Municipal Note Ratings

A Standard and Poor’s rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor’s Ratings Group for municipal notes:

“SP-1” - The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

“SP-2” - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

“SP-3” - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

Moody’s ratings for state and municipal notes and other short-term loans are designated Moody’s Investment Grade (“MIG”) and variable rate demand obligations are designated Variable Moody’s Investment Grade (“VMIG”). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody’s Investors Service, Inc. for short-term notes:

“MIG-1”/“VMIG-1” - Loans bearing this designation are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

“MIG-2”/“VMIG-2” - Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

“MIG-3”/“VMIG-3” - Loans bearing this designation are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

“MIG-4”/“VMIG-4” - Loans bearing this designation are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

“SG” - Loans bearing this designation are of speculative quality and lack margins of protection.

Fitch uses the short-term ratings described under Commercial Paper Ratings for municipal notes.

APPENDIX B

The Portfolio may enter into futures transactions. These transactions are described in this Appendix.

Futures Contracts

If so provided in the Prospectus relating to a particular Portfolio, the Portfolio may purchase and sell interest rate, currency and index futures contracts that are traded on U.S. and non-U.S. commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, bills, GNMA Certificates and/or on any non-U.S. government fixed-income security, on various currencies and on such indices of U.S. and non-U.S. securities as may exist or come into existence.

A futures contract purchaser generally incurs an obligation to take delivery of a specified amount of the instrument (that is, the security or securities or the non-U.S. currency) underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying instrument at a specified time in return for an agreed upon price. The purchase of a futures contract enables the Portfolio, during the term of the contract, to lock in a price at which it may purchase a security or currency and protect against a rise in prices pending purchase of portfolio securities. The sale of a future contract enables the Portfolio to lock in a price at which it may sell a security or currency and protect against declines in the value of portfolio securities.

Although most futures contracts call for actual delivery or acceptance of the underlying instrument, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of the underlying instrument and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a future contract sale for the same aggregate amount of the specific type of the underlying instrument and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Portfolio will be able to enter into a closing transaction.

Margin

If the Portfolio enters into a futures contract, it is initially required to deposit an “initial margin” of cash, U.S. government securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker’s client but is, rather, a good faith deposit on the futures contract which will be returned to the Portfolio upon the proper termination of the futures contract.

The margin deposits made are marked to market daily and the Portfolio may be required to make subsequent deposits of cash, U.S. government securities or other liquid portfolio securities, called “variation margin,” which are reflective of price fluctuations in the futures contract. For example, when the Portfolio has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instrument, that position will have increased in value and the Portfolio will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Portfolio has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instrument, the position would be less valuable and the Portfolio would be required to make a variation margin payment to the broker. Prior to expiration of the futures contract, the Adviser to the Portfolio may elect to close the position by taking an opposite

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position, subject to the availability of a secondary market, which will operate to terminate the Portfolio’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Portfolio, and the Portfolio realizes a loss or a gain.

Options on Futures Contracts

The Portfolio may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on the futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

Risks of Transactions in Futures Contracts and Options on Futures Contracts

The prices of securities, currencies and indices subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash price of the Portfolio’s securities (and the currencies in which they are denominated). Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates, market movements and/or currency exchange rates against which the Portfolio seeks a hedge. A correlation may also be distorted (a) temporarily, by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds; (b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements; (c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the possible imperfect correlation between movements in the prices of securities, currencies and indices and movements in the price of futures contracts, a correct forecast of interest rate, currency exchange rate and/or market movement trends by the Portfolio’s adviser may still not result in a successful hedging transaction.

There is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Portfolio may invest. In the event a liquid market does not exist, it may not be possible to close out a future position and, in the event of adverse price movements, the Portfolio would continue to be required to make daily case payments of variation margin. The absence of a liquid market in futures contracts might cause the Portfolio to make or take delivery of the instruments underlying futures contracts at a time when it may be disadvantageous to do so.

Exchanges also limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin on open futures positions. In these situations, if the Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to take or make delivery of the instruments underlying futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Portfolio’s ability to effectively hedge its portfolio.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the relatively low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a

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relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

Futures contracts and options thereon which are purchased or sold on non-U.S. commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, non-U.S. commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on non-U.S. exchanges. Greater margin requirements may limit the Portfolio’s ability to enter into certain commodity transactions on non-U.S. exchanges. Moreover, differences in clearance and delivery requirements on non-U.S. exchanges may occasion delays in the settlement of the Portfolio’s transactions effected on non-U.S. exchanges.

In the event of the bankruptcy of a broker through which the Portfolio engages in transactions in futures or options thereon, the Portfolio could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss on all or part of its margin deposits with the broker.

If the Portfolio maintains a short position in a futures contract or has sold a call option on a futures contract, it will cover this position by holding, in a segregated account maintained on the books of the Portfolio, cash, U.S. government securities or other government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the instrument underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the instrument underlying the futures contract (in the case of a stock index futures contract the Portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Portfolio to purchase the same contract at a price no higher than the price at which the short position was established.

In addition, if the Portfolio holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained on the books of the Portfolio. Alternatively, the Portfolio could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Portfolio.

Accounting Treatment

Any Portfolio trading in futures contracts and options thereon will account for such instruments in accordance with generally accepted accounting principles.

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Appendix C

Proxy Voting Policies and Procedures

For BlackRock Advisors, LLC

And Its Affiliated SEC Registered Investment Advisers

Effective

September 30, 2006

Proxy Voting Policies and Procedures

These Proxy Voting Policies and Procedures (“Policy”) for BlackRock Advisors, LLC and its affiliated U.S. registered investment advisers(1) (“BlackRock”) reflect our duty as a fiduciary under the Investment Advisers Act of 1940 (the “Advisers Act”) to vote proxies in the best interests of our clients.  BlackRock serves as the investment manager for investment companies, other commingled investment vehicles and/or separate accounts of institutional and other clients. The right to vote proxies for securities held in such accounts belongs to BlackRock’s clients. Certain clients of BlackRock have retained the right to vote such proxies in general or in specific circumstances.(2) Other clients, however, have delegated to BlackRock the right to vote proxies for securities held in their accounts as part of BlackRock’s authority to manage, acquire and dispose of account assets.

When BlackRock votes proxies for a client that has delegated to BlackRock proxy voting authority, BlackRock acts as the client’s agent. Under the Advisers Act, an investment adviser is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services the adviser undertakes on the client’s behalf, including proxy voting. BlackRock is therefore subject to a fiduciary duty to vote proxies in a manner BlackRock believes is consistent with the client’s best interests,(3) whether or not the client’s proxy voting is subject to the fiduciary standards of the Employee Retirement Income Security Act of 1974 (“ERISA”).(4) When voting proxies for client accounts (including investment companies), BlackRock’s primary objective is to make voting decisions solely in the best interests of clients and ERISA clients’ plan beneficiaries and participants. In fulfilling its obligations to clients, BlackRock will seek to act in a manner that it believes is most likely to enhance the economic value of the underlying securities held in client accounts.(5) It is imperative that BlackRock considers the interests of its clients, and not the interests of BlackRock, when voting proxies and that real (or perceived) material conflicts that may arise between BlackRock’s interest and those of BlackRock’s clients are properly addressed and resolved.

Advisers Act Rule 206(4)-6 was adopted by the SEC in 2003 and requires, among other things, that an investment adviser that exercises voting authority over clients’ proxy voting adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, discloses to its clients information about those policies and procedures and also discloses to clients how they may obtain information on how the adviser has voted their proxies.

In light of such fiduciary duties, the requirements of Rule 206(4)-6, and given the complexity of the issues that may be raised in connection with proxy votes, BlackRock has adopted these policies and procedures.  BlackRock’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Committee”), addresses proxy voting issues on behalf of BlackRock and its clients.(6)  The Committee is comprised of senior

(1) The Policy does not apply to BlackRock Asset Management U.K. Limited and BlackRock Investment Managers International Limited, which are U.S. registered investment advisers based in the United Kingdom.

(2) In certain situations, a client may direct BlackRock to vote in accordance with the client’s proxy voting policies.  In these situations, BlackRock will seek to comply with such policies to the extent it would not be inconsistent with other BlackRock legal responsibilities.

(3) Letter from Harvey L. Pitt, Chairman, SEC, to John P.M. Higgins, President, Ram Trust Services (February 12, 2002)  (Section 206 of the Investment Advisers Act imposes a fiduciary responsibility to vote proxies fairly and in the best interests of clients); SEC Release No. IA-2106 (February 3, 2003).

(4) DOL Interpretative Bulletin of Sections 402, 403 and 404 of ERISA at 29 C.F.R. 2509.94-2

(5) Other considerations, such as social, labor, environmental or other policies, may be of interest to particular clients. While BlackRock is cognizant of the importance of such considerations, when voting proxies it will generally take such matters into account only to the extent that they have a direct bearing on the economic value of the underlying securities. To the extent that a BlackRock client desires to pursue a particular social, labor, environmental or other agenda through the proxy votes made for its securities held through BlackRock as investment adviser, BlackRock encourages the client to consider retaining direct proxy voting authority or to appoint independently a special proxy voting fiduciary other than BlackRock.

(6) Subject to the Proxy Voting Policies of Merrill Lynch Bank & Trust Company FSB, the Committee may also function jointly as the Proxy Voting Committee for Merrill Lynch Bank & Trust Company FSB trust accounts managed by personnel dually-employed by BlackRock.

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members of BlackRock’s Portfolio Management Group and advised by BlackRock’s Legal and Compliance Department.
I.                                         Scope of Committee Responsibilities

The Committee shall have the responsibility for determining how to address proxy votes made on behalf of all BlackRock clients, except for clients who have retained the right to vote their own proxies, either generally or on any specific matter. In so doing, the Committee shall seek to ensure that proxy votes are made in the best interests of clients, and that proxy votes are determined in a manner free from unwarranted or inappropriate influences. The Committee shall also oversee the overall administration of proxy voting for BlackRock accounts.(7)

The Committee shall establish BlackRock’s proxy voting guidelines, with such advice, participation and research as the Committee deems appropriate from portfolio managers, proxy voting services or other knowledgeable interested parties. As it is anticipated that there will not necessarily be a “right” way to vote proxies on any given issue applicable to all facts and circumstances, the Committee shall also be responsible for determining how the proxy voting guidelines will be applied to specific proxy votes, in light of each issuer’s unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternative actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated guidelines.

The Committee may determine that the subject matter of certain proxy issues are not suitable for general voting guidelines and requires a case-by-case determination, in which case the Committee may elect not to adopt a specific voting guideline applicable to such issues.  BlackRock believes that certain proxy voting issues – such as approval of mergers and other significant corporate transactions – require investment analysis akin to investment decisions, and are therefore not suitable for general guidelines. The Committee may elect to adopt a common BlackRock position on certain proxy votes that are akin to investment decisions, or determine to permit portfolio managers to make individual decisions on how best to maximize economic value for the accounts for which they are responsible (similar to normal buy/sell investment decisions made by such portfolio managers).(8)

While it is expected that BlackRock, as a fiduciary, will generally seek to vote proxies over which BlackRock exercises voting authority in a uniform manner for all BlackRock clients, the Committee, in conjunction with the portfolio manager of an account, may determine that the specific circumstances of such account require that such account’s proxies be voted differently due to such account’s investment objective or other factors that differentiate it from other accounts. In addition, on proxy votes that are akin to investment decisions, BlackRock believes portfolio managers may from time to time legitimately reach differing but equally valid views, as fiduciaries for BlackRock’s clients, on how best to maximize economic value in respect of a particular investment.

The Committee will also be responsible for ensuring the maintenance of records of each proxy vote, as required by Advisers Act Rule 204-2.(9)  All records will be maintained in accordance with applicable law. Except as may be required by applicable legal requirements, or as otherwise set forth herein, the Committee’s determinations and records shall be treated as proprietary, nonpublic and confidential.

The Committee shall be assisted by other BlackRock personnel, as may be appropriate. In particular, the Committee has delegated to the BlackRock Operations Department responsibility for monitoring corporate actions and ensuring that proxy votes are submitted in a timely fashion. The Operations Department shall ensure that proxy voting issues are promptly brought to the Committee’s attention and that the Committee’s proxy voting decisions are appropriately disseminated and implemented.

(7) The Committee may delegate day-to-day administrative responsibilities to other BlackRock personnel and/or outside service providers, as appropriate.

(8) The Committee will normally defer to portfolio managers on proxy votes that are akin to investment decisions except for proxy votes that involve a material conflict of interest, in which case it will determine, in its discretion, the appropriate voting process so as to address such conflict.

(9) The Committee may delegate the actual maintenance of such records to an outside service provider.  Currently, the Committee has delegated the maintenance of such records to Institutional Shareholder Services.

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To assist BlackRock in voting proxies, the Committee may retain the services of a firm providing such services.  BlackRock has currently retained Institutional Shareholder Services (“ISS”) in that role.  ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to BlackRock may include, but are not limited to, in-depth research, voting recommendations (which the Committee is not obligated to follow), vote execution, and recordkeeping.

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II.  Special Circumstances

Routine Consents.  BlackRock may be asked from time to time to consent to an amendment to, or grant a waiver under, a loan agreement, partnership agreement, indenture or other governing document of a specific financial instrument held by BlackRock clients.  BlackRock will generally treat such requests for consents not as “proxies” subject to these Proxy Voting Policies and Procedures but as investment matters to be dealt with by the responsible BlackRock investment professionals would, provided that such consents (i) do not relate to the election of a board of directors or appointment of auditors of a public company, and (ii) either (A) would not otherwise materially affect the structure, management or control of a public company, or (B) relate to a company in which BlackRock clients hold only interests in bank loans or debt securities and are consistent with customary standards and practices for such instruments.

Securities on Loan. Registered investment companies that are advised by BlackRock as well as certain of our advisory clients may participate in securities lending programs.  Under most securities lending arrangements, securities on loan may not be voted by the lender (unless the loan is recalled).  BlackRock believes that each client has the right to determine whether participating in a securities lending program enhances returns, to contract with the securities lending agent of its choice and to structure a securities lending program, through its lending agent, that balances any tension between loaning and voting securities in a matter that satisfies such client.  If  client has decided to participate in a securities lending program, BlackRock will therefore defer to the client’s determination and not attempt to seek recalls solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the client a less desirable lender in a marketplace.  Where a client retains a lending agent that is unaffiliated with BlackRock, BlackRock will generally not seek to vote proxies relating to securities on loan because BlackRock does not have a contractual right to recall such loaned securities for the purpose of voting proxies.  Where BlackRock or an affiliate acts as the lending agent, BlackRock will also generally not seek to recall loaned securities for proxy voting purposes, unless the portfolio manager responsible for the account or the Committee determines that voting the proxy is in the client’s best interest and requests that the security be recalled.

Voting Proxies for Non-US Companies. While the proxy voting process is well established in the United States, voting proxies of non-US companies frequently involves logistical issues which can affect BlackRock’s ability to vote such proxies, as well as the desirability of voting such proxies. These issues include (but are not limited to): (i) untimely notice of shareholder meetings, (ii) restrictions on a foreigner’s ability to exercise votes, (iii) requirements to vote proxies in person, (iv) “shareblocking” (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting), (v) potential difficulties in translating the proxy, and (vi) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions.

As a consequence, BlackRock votes proxies of non-US companies only on a “best-efforts” basis. In addition, the Committee may determine that it is generally in the best interests of BlackRock clients not to vote proxies of companies in certain countries if the Committee determines that the costs (including but not limited to opportunity costs associated with shareblocking constraints) associated with exercising a vote generally are expected to outweigh the benefit the client will derive by voting on the issuer’s proposal. If the Committee so determines in the case of a particular country, the Committee (upon advice from BlackRock portfolio managers) may override such determination with respect to a particular issuer’s shareholder meeting if the Committee believes the benefits of seeking to exercise a vote at such meeting outweighs the costs, in which case BlackRock will seek to vote on a best-efforts basis.

Securities Sold After Record Date.  With respect to votes in connection with securities held on a particular record date but sold from a client account prior to the holding of the related meeting, BlackRock may take no action on proposals to be voted on in such meeting.

Conflicts of Interest. From time to time, BlackRock may be required to vote proxies in respect of an issuer that is an affiliate of BlackRock (a “BlackRock Affiliate”), or a money management or other client of BlackRock (a

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“BlackRock Client”).(10)  In such event, provided that the Committee is aware of the real or potential conflict, the following procedures apply:

•                  The Committee intends to adhere to the voting guidelines set forth herein for all proxy issues including matters involving BlackRock Affiliates and BlackRock Clients.  The Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of BlackRock’s clients; and

•                  if the Committee determines  not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with the BlackRock Legal and Compliance Department and concluding that the vote cast is in the client’s best interest notwithstanding the conflict.

(10) Such issuers may include investment companies for which BlackRock provides investment advisory, administrative and/or other services.

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III.           Voting Guidelines

The Committee has determined that it is appropriate and in the best interests of BlackRock’s clients to adopt the following voting guidelines, which represent the Committee’s usual voting position on certain recurring proxy issues that are not expected to involve unusual circumstances. With respect to any particular proxy issue, however, the Committee may elect to vote differently than a voting guideline if the Committee determines that doing so is, in the Committee’s judgment, in the best interest of its clients. The guidelines may be reviewed at any time upon the request of any Committee member and may be amended or deleted upon the vote of a majority of voting Committee members present at a Committee meeting for which there is a quorum.

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A.            Boards of Directors

These proposals concern those issues submitted to shareholders relating to the composition of the Board of Directors of companies other than investment companies.  As a general matter, the Committee believes that a company’s Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company’s business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee therefore believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a Director nominee’s history of representing shareholder interests as a director of other companies, or other factors to the extent the Committee deems relevant.

The Committee’s general policy is to vote:

#	VOTE AND DESCRIPTION
A.1

FOR nominees for director of United States companies in uncontested elections, except for nominees who

•        have missed at least two meetings and, as a result, attended less than 75% of meetings of the Board of Directors and its committees the previous year, unless the nominee missed the meeting(s) due to illness or company business

•        voted to implement or renew a “dead-hand” poison pill

•        ignored a shareholder proposal that was approved by either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years

•        failed to act on takeover offers where the majority of the shareholders have tendered their shares

•        are corporate insiders who serve on the audit, compensation or nominating committees or on a full Board that does not have such committees composed exclusively of independent directors

•        on a case-by-case basis, have served as directors of other companies with allegedly poor corporate governance

•        sit on more than six boards of public companies

A.2

FOR nominees for directors of non-U.S. companies in uncontested elections, except for nominees from whom the Committee determines to withhold votes due to the nominees’ poor records of representing shareholder interests, on a case-by-case basis

A.3	FOR proposals to declassify Boards of Directors, except where there exists a legitimate purpose for classifying boards
A.4	AGAINST proposals to classify Boards of Directors, except where there exists a legitimate purpose for classifying boards
A.5	AGAINST proposals supporting cumulative voting
A.6	FOR proposals eliminating cumulative voting
A.7	FOR proposals supporting confidential voting
A.8	FOR proposals seeking election of supervisory board members
A.9	AGAINST shareholder proposals seeking additional representation of women and/or minorities generally (i.e., not specific individuals) to a Board of Directors
A.10	AGAINST shareholder proposals for term limits for directors
A.11	FOR shareholder proposals to establish a mandatory retirement age for directors who attain the age of 72 or older
A.12	AGAINST shareholder proposals requiring directors to own a minimum amount of company stock
A.13	FOR proposals requiring a majority of independent directors on a Board of Directors
A.14	FOR proposals to allow a Board of Directors to delegate powers to a committee or committees
A.15	FOR proposals to require audit, compensation and/or nominating committees of a Board of Directors to consist exclusively of independent directors

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A.16	AGAINST shareholder proposals seeking to prohibit a single person from occupying the roles of chairman and chief executive officer
A.17	FOR proposals to elect account inspectors
A.18	FOR proposals to fix the membership of a Board of Directors at a specified size
A.19	FOR proposals permitting shareholder ability to nominate directors directly
A.20	AGAINST proposals to eliminate shareholder ability to nominate directors directly
A.21	FOR proposals permitting shareholder ability to remove directors directly
A.22	AGAINST proposals to eliminate shareholder ability to remove directors directly

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B.            Auditors

These proposals concern those issues submitted to shareholders related to the selection of auditors.  As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation’s choice of auditor, in individual cases, the Committee may look at an auditors’ history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

The Committee’s general policy is to vote:

B.1

FOR approval of independent auditors, except for

•  auditors that have a financial interest in, or material association with, the company they are auditing, and are therefore believed by the Committee not to be independent

•  auditors who have rendered an opinion to any company which in the Committee’s opinion is either not consistent with best accounting practices or not indicative of the company’s financial situation

•  on a case-by-case basis, auditors who in the Committee’s opinion provide a significant amount of non-audit services to the company

B.2	FOR proposals seeking authorization to fix the remuneration of auditors
B.3	FOR approving internal statutory auditors
B.4	FOR proposals for audit firm rotation, except for proposals that would require rotation after a period of less than 5 years

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C.            Compensation and Benefits

These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of a company’s compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by a corporation’s board of directors, rather than shareholders. Proposals to “micro-manage” a company’s compensation practices or to set arbitrary restrictions on compensation or benefits will therefore generally not be supported.

The Committee’s general policy is to vote:

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IN ACCORDANCE WITH THE RECOMMENDATION OF ISS on compensation plans if the ISS recommendation is based solely on whether or not the company’s plan satisfies the allowable cap as calculated by ISS. If the recommendation of ISS is based on factors other than whether the plan satisfies the allowable cap the Committee will analyze the particular proposed plan. This policy applies to amendments of plans as well as to initial approvals.

C.2	FOR proposals to eliminate retirement benefits for outside directors
C.3	AGAINST proposals to establish retirement benefits for outside directors
C.4	FOR proposals approving the remuneration of directors or of supervisory board members
C.5	AGAINST proposals to reprice stock options
C.6	FOR proposals to approve employee stock purchase plans that apply to all employees. This policy applies to proposals to amend ESPPs if the plan as amended applies to all employees.
C.7	FOR proposals to pay retirement bonuses to directors of Japanese companies unless the directors have served less than three years
C.8	AGAINST proposals seeking to pay outside directors only in stock
C.9	FOR proposals seeking further disclosure of executive pay or requiring companies to report on their supplemental executive retirement benefits
C.10	AGAINST proposals to ban all future stock or stock option grants to executives
C.11	AGAINST option plans or grants that apply to directors or employees of “related companies” without adequate disclosure of the corporate relationship and justification of the option policy
C.12	FOR proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation

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D.            Capital Structure

These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Committee will support requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

The Committee’s general policy is to vote:

D.1	AGAINST proposals seeking authorization to issue shares without preemptive rights except for issuances up to 10% of a non-US company’s total outstanding capital
D.2	FOR management proposals seeking preemptive rights or seeking authorization to issue shares with preemptive rights
D.3	FOR management proposals approving share repurchase programs
D.4	FOR management proposals to split a company’s stock
D.5	FOR management proposals to denominate or authorize denomination of securities or other obligations or assets in Euros
D.6	FOR proposals requiring a company to expense stock options (unless the company has already publicly committed to do so by a certain date).

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E.             Corporate Charter and By-Laws

These proposals relate to various requests for approval of amendments to a corporation’s charter or by-laws, principally for the purpose of adopting or redeeming “poison pills”. As a general matter, the Committee opposes poison pill provisions.

The Committee’s general policy is to vote:

E.1	AGAINST proposals seeking to adopt a poison pill
E.2	FOR proposals seeking to redeem a poison pill
E.3	FOR proposals seeking to have poison pills submitted to shareholders for ratification
E.4	FOR management proposals to change the company’s name

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F.             Corporate Meetings

These are routine proposals relating to various requests regarding the formalities of corporate meetings.

The Committee’s general policy is to vote:

F.1	AGAINST proposals that seek authority to act on “any other business that may arise”
F.2	FOR proposals designating two shareholders to keep minutes of the meeting
F.3	FOR proposals concerning accepting or approving financial statements and statutory reports
F.4	FOR proposals approving the discharge of management and the supervisory board
F.5	FOR proposals approving the allocation of income and the dividend
F.6	FOR proposals seeking authorization to file required documents/other formalities
F.7	FOR proposals to authorize the corporate board to ratify and execute approved resolutions
F.8	FOR proposals appointing inspectors of elections
F.9	FOR proposals electing a chair of the meeting
F.10	FOR proposals to permit “virtual” shareholder meetings over the Internet
F.11	AGAINST proposals to require rotating sites for shareholder meetings

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G.            Investment Companies

These proposals relate to proxy issues that are associated solely with holdings of shares of investment companies, including, but not limited to, investment companies for which BlackRock provides investment advisory, administrative and/or other services. As with other types of companies, the Committee believes that a fund’s Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund’s investment objective, that the Investment Company Act of 1940 envisions will be approved directly by shareholders.

The Committee’s general policy is to vote:

G.1

FOR nominees for director of mutual funds in uncontested elections, except for nominees who

•   have missed at least two meetings and, as a result, attended less than 75% of meetings of the Board of Directors and its committees the previous year, unless the nominee missed the meeting due to illness or fund business

•   ignore a shareholder proposal that was approved by either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years

•   are interested directors who serve on the audit or nominating committees or on a full Board that does not have such committees composed exclusively of independent directors

•   on a case-by-case basis, have served as directors of companies with allegedly poor corporate governance

G.2	FOR the establishment of new series or classes of shares
G.3	AGAINST proposals to change a fund’s investment objective to nonfundamental
G.4	FOR proposals to establish a master-feeder structure or authorizing the Board to approve a master-feeder structure without a further shareholder vote
G.5	AGAINST a shareholder proposal for the establishment of a director ownership requirement
G.6	FOR classified boards of closed-end investment companies

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H.            Environmental and Social Issues

These are shareholder proposals to limit corporate conduct in some manner that relates to the shareholder’s environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for the discussion of larger social issues, and opposes shareholder resolutions “micromanaging” corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

The Committee’s general policy is to vote:

H.1	AGAINST proposals seeking to have companies adopt international codes of conduct
H.2

AGAINST proposals seeking to have companies provide non-required reports on:

•     environmental liabilities;

•     bank lending policies;

•     corporate political contributions or activities;

•     alcohol advertising and efforts to discourage drinking by minors;

•     costs and risk of doing business in any individual country;

•     involvement in nuclear defense systems

H.3	AGAINST proposals requesting reports on Maquiladora operations or on CERES principles
H.4	AGAINST proposals seeking implementation of the CERES principles

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Notice to Clients

BlackRock will make records of any proxy vote it has made on behalf of a client available to such client upon request.(11) BlackRock will use its best efforts to treat proxy votes of clients as confidential, except as it may decide to best serve its clients’ interests or as may be necessary to effect such votes or as may be required by law.

BlackRock encourage clients with an interest in particular proxy voting issues to make their views known to BlackRock, provided that, in the absence of specific written direction from a client on how to vote that client’s proxies, BlackRock reserves the right to vote any proxy in a manner it deems in the best interests of its clients, as it determines in its sole discretion.

These policies are as of the date indicated on the cover hereof. The Committee may subsequently amend these policies at any time, without notice.

(11)  Such request may be made to the client’s portfolio or relationship manager or addressed in writing to Secretary, BlackRock Equity Investment Policy Oversight Committee, Legal and Compliance Department, BlackRock Inc., 40 East 52nd Street, New York, New York 10022.

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STATEMENT OF ADDITIONAL INFORMATION

BLACKROCK STRATEGIC PORTFOLIO I

This Statement of Additional Information provides supplementary information pertaining to shares representing interests in BlackRock Strategic Portfolio I (the “Portfolio”) of BlackRock FundsSM (the “Fund”). This Statement of Additional Information is not a prospectus, and should be read only in conjunction with the Prospectus of the Fund relating to the Portfolio dated January 31, 2007, as amended from time to time (the “Prospectus”). The Prospectus may be obtained from the Fund’s distributor by calling toll-free (800) 441-7762. This Statement of Additional Information is dated January 31, 2007. Capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus.

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THE FUND

The Fund was organized as a Massachusetts business trust on December 22, 1988, and is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. Effective January 31, 1998, the Fund changed its name from Compass Capital FundsSM to BlackRock FundsSM. The Declaration of Trust authorizes the Board of Trustees to classify and reclassify any unissued shares into one or more classes of shares. Pursuant to this authority, the Trustees have authorized the issuance of an unlimited number of shares in 50 investment portfolios, some of which offer multiple classes of shares to investors. For information concerning these other portfolios, contact the Distributor at (800) 441-7762.

INVESTMENT OBJECTIVE AND POLICIES

For a description of the objective and policies of the Portfolio, see “Risk/Return Summary: Investments and Risks” in the Prospectus. The following information is provided for those investors desiring information in addition to that contained in the Prospectus.

Portfolio Securities Generally. The investment goal of the Portfolio is to seek to maximize total return through the investment in the portfolio of investment grade fixed income securities of non-U.S. and U.S. issuers denominated in non-U.S. currencies, baskets of non-U.S. currencies and the U.S. dollar. The investment objective may be changed by the Fund’s board of Trustees without shareholder approval.

Under normal market conditions, the Portfolio expects to invest a significant portion of its assets in securities denominated in non-U.S. currencies or baskets of non-U.S. currencies. U.S. dollar investments will be used primarily for hedging purposes or for temporary defensive purposes.

The Portfolio intends to invest primarily in obligations of issuers based in developed countries. The Portfolio may, however, invest up to a maximum of 20% of its total assets in obligations of issuers based in emerging market countries, subject to the same credit quality restrictions as other investments.

The Portfolio may invest in the following types of securities, which may be issued by domestic or non-U.S. entities and denominated in U.S. dollars or non-U.S. currencies:

•                     securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities (U.S. Government Obligations);

•                     obligations issued or guaranteed by a non-U.S. government, or any of its political subdivisions, authorities, agencies or instrumentalities;

•                     obligations of international agencies or supranational organizations;

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•                     Brady bonds, which are securities issued when sovereign entities exchange existing commercial bank loans for new debt through a restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady;

•                     bank obligations, including certificates of deposit, fixed time deposits, notes and bankers’ acceptances;

•                     corporate debt securities, including convertible securities and corporate commercial paper;

•                     preferred stock;

•                     loan participations;

•                     repurchase agreements;

•                     structured securities;

•                     mortgage-backed and asset-backed securities, which are securities that are secured or backed by residential or commercial mortgages, as well as other assets, such as automobile loans and credit card receivables; and

•                     obligations issued or guaranteed by a state or local government.

These securities may be publicly or privately offered and may have fixed, variable or floating rates of interest.

An investment in the Portfolio is not a deposit of PNC Bank, National Association or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Ratings of Portfolio Securities. The Portfolio generally will invest in securities that are rated investment grade (at least BBB/Baa) by at least one nationally recognized statistical rating organization (“NRSRO”) or, if unrated by those rating organizations, will be determined by the Portfolio’s adviser to be of comparable credit quality at the time of investment or will be U.S. Government Obligations. In the case of short-term investments, the Portfolio’s assets will be rated in the highest rating category by at least one NRSRO or, if unrated by any NRSRO, will be determined by the adviser to be of comparable credit quality at the time of investment or will be U.S. Government Obligations. Securities rated BBB or Baa are generally considered to be investment grade although they have speculative characteristics. If a security’s ratings are reduced by all rating services below the minimum rating that is permitted for the Portfolio, the adviser will consider whether the Portfolio should continue to hold the security.

Duration. The Portfolio will generally maintain a U.S. dollar-weighted average duration for its investments of between 0 and 8 years and will invest in securities across the entire maturity spectrum.

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Other Main Strategies.

All fixed income securities are subject to the risk that as interest rates increase, the value of the securities decrease, and as interest rates decrease, the value of the securities increase. Changes in interest rates generally affect the values of securities with longer maturities more than the values of securities with shorter maturities.

The Portfolio may buy or sell interest rate futures contracts, options on interest rate futures contracts, interest rate caps and floors, and options on fixed income securities, and may enter into interest rate swap transactions. The Portfolio may also engage in non-U.S. currency exchange transactions by means of buying or selling non-U.S. currencies on a spot basis, entering into non-U.S. currency forward contracts and swaps, and buying or selling non-U.S. currency options, non-U.S. currency futures, and options on non-U.S. currency futures. These types of securities collectively are often called derivatives.

The value of fixed income securities held by the Portfolio can generally be expected to vary inversely with changes in prevailing interest rates. Fixed income securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than securities with shorter maturities. The Portfolio is not restricted to any maximum or minimum time to maturity in purchasing individual portfolio securities, and the average maturity of the Portfolio’s assets will vary based upon the Adviser’s assessments of economic and market conditions. Rising interest rates tend to extend the duration of fixed-income securities, especially mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, these securities may exhibit additional volatility. This is known as extension risk. As stated above, the Portfolio will seek to maintain a duration within broad, though specified, limits. The Portfolio’s duration is a measure of its price sensitivity, including expected cash flows and prepayments on its securities holdings under a wide range of interest rate scenarios. In computing the duration of the Portfolio, the Adviser will estimate the duration of obligations that are subject to prepayment or redemption by the issuer taking into account the influence of interest rates on prepayments and coupon flows. The Adviser may use various techniques to lengthen or shorten the duration of the Portfolio, including the acquisition of debt obligations at a premium or discount, interest rate swaps and interest rate futures and related options. There can be no assurance that the Adviser’s estimation of the Portfolio’s duration will be accurate or that the duration of the Portfolio will always be within the limits designated above.

Strategic Non-U.S. Investment Rider

Non-U.S. Investments.  The Portfolios may invest in non-U.S. securities, including securities from issuers located in emerging market countries. Investing in non-U.S. securities involves risks not typically associated with investing in securities of companies organized and operated in the United States that can increase the chances that a Portfolio will lose money.

Non-U.S. investments of the Portfolios may include:  (a) debt obligations issued or guaranteed by non-U.S. sovereign governments or their agencies, authorities, instrumentalities or political subdivisions, including a non-U.S. state, province or municipality; (b) debt obligations of supranational organizations; (c) debt obligations of non-U.S. banks and bank holding companies; (d) debt obligations of domestic banks and corporations issued in non-U.S. currencies; (e) debt obligations denominated in the Euro; and (f) non-U.S. corporate debt securities and commercial paper.  Such securities may include loan participations and assignments, convertible securities and zero-coupon securities.

The Portfolio intends to invest primarily in obligations of issuers based in developed countries. The Portfolio may, however, invest up to a maximum of 20% of its total assets in obligations of issuers based in emerging market countries subject to the same credit quality restrictions as other investments. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to the Portfolio of additional investments in emerging market countries. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in Japan or most Western European countries. There may be little financial or accounting information available with respect to issuers located in certain emerging market countries, and it may be difficult to assess the value or prospects of an investment in such issuers.

Subject to the limitation stated above regarding investments in emerging market countries, the Portfolio may invest more than 25% of its total assets in the securities of issuers located in a single country. Investments of 25% or more of the Portfolio’s total assets in a particular country will make the Portfolio’s performance more dependent upon the political and economic circumstances of a particular country than a mutual fund that is more widely diversified among issuers in different countries.

Currency Risk and Exchange Risk.  Because non-U.S. securities generally are denominated and pay dividends or interest in non-U.S. currencies, the value of a Portfolio that invests in non-U.S. securities as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates.  Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Foreign Market Risk.  Portfolios that may invest in foreign securities offer the potential for more diversification than a Portfolio that invests only in the United States because securities traded on foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve risks not present in U.S. investments that can increase the chances that a Portfolio will lose money. In particular, a Portfolio is subject to the risk that, because there

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are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Portfolio to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair a Portfolio’s ability to purchase or sell foreign securities or transfer the Portfolio’s assets or income back into the United States, or otherwise adversely affect a Portfolio’s operations. Other potential foreign market risks include exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social conditions, such as diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets, or imposition of (or change in) exchange control regulations.  Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.  In addition, changes in government administrations or economic or monetary policies in the U.S. or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect a Portfolio’s operations.

Publicly Available Information.  In general, less information is publicly available with respect to non-U.S. issuers than is available with respect to U.S. companies.  Most non-U.S. companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States.  While the volume of transactions effected on non-U.S. stock exchanges has increased in recent years, it remains appreciably below that of the New York Stock Exchange.  Accordingly, a Portfolio’s non-U.S. investments may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies.  In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

Settlement Risk.  Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates in markets that still rely on physical settlement. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for a Portfolio to carry out transactions. If a Portfolio cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Portfolio cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Portfolio could be liable to that party for any losses incurred. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes.

Governmental Supervision and Regulation/Accounting Standards.  Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than does the United States. Some countries may not have laws to protect investors comparable to the U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on nonpublic information about that company. In addition, the U.S. Government has from time to time in the past imposed restrictions, through penalties and otherwise, on foreign investments by U.S. investors such as the Portfolio.

Certain Risks of Holdings Fund Assets Outside the United States.  A Portfolio generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on a Portfolio’s ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it is often more expensive for a Portfolio to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Portfolio can earn on its investments and typically results in a higher

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operating expense ratio for the Portfolio as compared to investment companies that invest only in the United States

Foreign Economy Risk.  The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.

The expense ratios of the Portfolios investing significantly in non-U.S. securities can be expected to be higher than those of Portfolios investing primarily in domestic securities.  The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of custody of non-U.S. securities, higher commissions paid on comparable transactions on non-U.S. markets and additional costs arising from delays in settlements of transactions involving non-U.S. securities.

Sovereign Debt.The Portfolios that invest in non-U.S. securities may invest in sovereign debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt.

Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt.

Investment in Emerging Markets. As discussed in the Prospectuses, certain Portfolios may invest in the securities of issuers domiciled in various countries with emerging capital markets. Specifically, a country with an emerging capital market is any country that the World Bank, the International Finance Corporation, the United Nations or its authorities has determined to have a low or middle income economy. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa.

Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (iv) national policies that may limit a Portfolio’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures

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governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Political and economic structures in emerging market countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. In such a dynamic environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities for a Portfolio.  Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies.  There is no assurance that such expropriations will not reoccur. In such an event, it is possible that a Portfolio could lose the entire value of its investments in the affected market.  As a result the risks described above, including the risks of nationalization or expropriation of assets, may be heightened.  In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to a Portfolio of additional investments.  The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in Japan or most Western European countries.

Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and company shares may be held by a limited number of persons. This may adversely affect the timing and pricing of the Portfolio’s acquisition or disposal of securities.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because a Portfolio will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. A Portfolio would absorb any loss resulting from such registration problems and may have no successful claim for compensation.

Investments in non-dollar denominated securities including securities from issuers located in emerging market countries may be on either a currency hedged or unhedged basis, and the Portfolios may hold from time to time various non-U.S. currencies pending investment or conversion into U.S. dollars.  Some of these instruments may have the characteristics of futures contracts.  In addition, certain Portfolios may engage in non-U.S. currency exchange transactions to seek to protect against changes in the level of future exchange rates which would adversely affect the Portfolio’s performance.  These investments and transactions involving non-U.S. securities, currencies, options (including options that relate to non-U.S. currencies), futures, hedging and cross-hedging are described below and under “Interest Rate Transactions and Currency Swaps,” “Non-U.S. Currency Transactions” and “Options and Futures Contracts.”

Restrictions on Certain Investments. A number of publicly traded closed-end investment companies have been organized to facilitate indirect foreign investment in developing countries, and certain of such countries, such as Thailand, South Korea, Chile and Brazil, have specifically authorized such funds. There also are investment opportunities in certain of such countries in pooled vehicles that resemble open-end investment companies.  Shares of certain investment companies may at times be acquired only at market prices representing premiums to their net asset values. If a Portfolio acquires shares of other investment companies, shareholders would bear both their proportionate share of expenses of the Portfolio (including management and advisory fees) and, indirectly, the expenses of such other investment companies.

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Risks of Investments in Russia. A Portfolio may invest a portion of its assets in securities issued by companies located in Russia. Because of the recent formation of the Russian securities markets as well as the underdeveloped state of Russia’s banking system, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares is defined according to entries in the company’s share register and normally evidenced by extracts from the register. These extracts are not negotiable instruments and are not effective evidence of securities ownership. The registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. Also, there is no central registration system for shareholders and it is possible for a Portfolio to lose its registration through fraud, negligence or mere oversight. While a Portfolio will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Portfolio of its ownership rights or improperly dilute its interest. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. While a Portfolio intends to invest directly in Russian companies that use an independent registrar, there can be no assurance that such investments will not result in a loss to the Portfolio.

Risks of Investing in Asia-Pacific Countries. In addition to the risks of foreign investing and the risks of investing in developing markets, the developing market Asia-Pacific countries in which a Portfolio may invest are subject to certain additional or specific risks. Certain Portfolios may make substantial investments in Asia-Pacific countries. In many of these markets, there is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of these markets also may be affected by developments with respect to more established markets in the region such as in Japan and Hong Kong. Brokers in developing market Asia-Pacific countries typically are fewer in number and less well capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment discussed below, result in potentially fewer investment opportunities for a Portfolio and may have an adverse impact on the investment performance of the Portfolio.

Many of the developing market Asia-Pacific countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. In addition, the governments of many of such countries, such as Indonesia, have a substantial role in regulating and supervising the economy.

Another risk common to most such countries is that the economy is heavily export oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructure and obsolete financial systems also presents risks in certain countries, as do environmental problems. Certain economies also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors.

The legal systems in certain developing market Asia-Pacific countries also may have an adverse impact on the Portfolios.  For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market Asia-Pacific countries. Similarly, the rights of investors in developing market Asia- Pacific companies may be more limited than those of shareholders of U.S. corporations. It may be difficult or impossible to obtain and/or enforce a judgment in a developing market Asia-Pacific country.

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Governments of many developing market Asia-Pacific countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in developing market Asia-Pacific countries, which could affect private sector companies and a Portfolio itself, as well as the value of securities in the Portfolio’s portfolio.

In addition, economic statistics of developing market Asia-Pacific countries may be less reliable than economic statistics of more developed nations.

In addition to the relative lack of publicly available information about developing market Asia-Pacific issuers and the possibility that such issuers may not be subject to the same accounting, auditing and financial reporting standards as U.S. companies, inflation accounting rules in some developing market Asia-Pacific countries require companies that keep accounting records in the local currency, for both tax and accounting purposes, to restate certain assets and liabilities on the company’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain developing market Asia-Pacific companies.

Satisfactory custodial services for investment securities may not be available in some developing Asia-Pacific countries, which may result in the Portfolio incurring additional costs and delays in providing transportation and custody services for such securities outside such countries.  Certain developing Asia-Pacific countries, such as the Philippines, India and Turkey, are especially large debtors to commercial banks and foreign governments. Portfolio management may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular developing Asia-Pacific country. A Portfolio may invest in countries in which foreign investors, including management of the Portfolio, have had no or limited prior experience.

A Portfolio’s investments in non-U.S. securities may also be adversely affected by changes in non-U.S. political or social conditions, diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets, or imposition of (or change in) exchange control regulations.  In addition, changes in government administrations or economic or monetary policies in the U.S. or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect a Portfolio’s operations.

In general, less information is publicly available with respect to non-U.S. issuers than is available with respect to U.S. companies.  Most non-U.S. companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States.  While the volume of transactions effected on non-U.S. stock exchanges has increased in recent years, it remains appreciably below that of the New York Stock Exchange.  Accordingly, a Portfolio’s non-U.S. investments may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies.  In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

Restrictions on Foreign Investments in Asia-Pacific Countries. Some developing Asia-Pacific countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a Portfolio.  As illustrations, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price and shareholder rights) than securities of the company available for purchase by nationals.  There can be no assurance that a Portfolio will be able to obtain required governmental approvals in a timely manner. In addition, changes to restrictions on foreign ownership of securities subsequent to a Portfolio’s purchase of such securities may have an adverse effect on the value of such shares. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests. The manner in which foreign investors may invest in companies in certain developing Asia-Pacific countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Portfolio.  For example, a Portfolio

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may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Portfolio. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which a Portfolio may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where a Portfolio places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Portfolio of the ability to make its desired investment at that time.

Substantial limitations may exist in certain countries with respect to a Portfolio’s ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Portfolio of any restrictions on investments. It is possible that certain countries may impose currency controls or other restrictions relating to their currencies or to securities of issuers in those countries. To the extent that such restrictions have the effect of making certain investments illiquid, securities may not be available for sale to meet redemptions. Depending on a variety of financial factors, the percentage of a Portfolio’s portfolio subject to currency controls may increase. In the event other countries impose similar controls, the portion of the Portfolio’s assets that may be used to meet redemptions may be further decreased. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of a Portfolio (for example, if funds may be withdrawn only in certain currencies and/or only at an exchange rate established by the government).

In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities available for investment. The 1940 Act restricts a Portfolio’s investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. These provisions may restrict a Portfolio’s investments in certain foreign banks and other financial institutions.

Political and economic structures in emerging market countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries.  Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies.  As a result the risks described above, including the risks of nationalization or expropriation of assets, may be heightened.  In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to a Portfolio of additional investments in emerging market countries.  The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in Japan or most Western European countries.  There may be little financial or accounting information available with respect to issuers located in certain emerging market countries, and it may be difficult to assess the value or prospects of an investment in such issuers.

The expense ratios of the Portfolios investing significantly in non-U.S. securities can be expected to be higher than those of Portfolios investing primarily in domestic securities.  The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of custody of non-U.S. securities, higher commissions paid on comparable transactions on non-U.S. markets and additional costs arising from delays in settlements of transactions involving non-U.S. securities.

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Non-Diversified Status. The Portfolio is classified as a non-diversified portfolio under the 1940 Act. Investment returns on a non-diversified portfolio typically are dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio. In conformance with applicable tax requirements at the close of each quarter of its taxable year, at least 50% of the value of the Portfolio’s assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issues (as to which the Portfolio has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of the Portfolio’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), in two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses, or in any one or more Qualified Publicly Traded Partnerships (see “Taxes”).

Because it can concentrate its investments in the obligations of a smaller number of issuers, the Portfolio may be more at risk than a more widely diversified fund to any single economic, political or regulatory event which harms one or more of those issuers.

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Loan Participations and Other Structured Securities. The Portfolio may purchase participation interests in debt securities from non-U.S. and domestic financial institutions. A participation interest gives the Portfolio an undivided interest in the security in the proportion that the participation interest bears to the total principal amount of the security. Participation interests may have fixed, floating or variable rates of interest. The Portfolio intends only to purchase participations from an entity or syndicate, and do not intend to serve as co-lenders in any participations. It is possible that a participation interest might be deemed to be an extension of credit by the Portfolio to the issuing financial institution that is not a direct interest in the credit of the obligor of the underlying security and is not directly entitled to the protection of any collateral security provided by such obligor. In that event, the ability of the Portfolio to obtain repayment might depend on the issuing financial institution.

The Portfolio also may purchase other types of structured securities, including zero coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments, as well as instruments that have interest rates that reset inversely to changing short-term rates and/or have imbedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate.

In addition, the Portfolio may purchase Treasury receipts and other “stripped” securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. These securities, which may be issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions, are issued at a discount to their “face value,” and may include stripped mortgage-backed securities (“SMBS”). The Portfolio also may purchase “stripped” securities that evidence ownership in the future interest payments or principal payments on obligations of non-U.S. governments.

Because certain of these instruments are leveraged, their market values may be more volatile than other types of instruments and may present greater potential for capital gain or loss. On the other hand, the imbedded option features of certain instruments could limit the amount of appreciation the Portfolio can realize on its investment, could cause the Portfolio to hold a security it might otherwise sell or could force the sale of a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer’s credit provider may be greater for these instruments than for other types of instruments. In some cases it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information.

Convertible Securities and Preferred Stock. The Portfolio may, from time to time, invest in convertible securities. Convertible securities acquired by the Portfolio may include convertible bonds and convertible preferred stock, and will be subject to the same rating requirements as the Portfolio’s investments in other fixed income securities. The Portfolio ordinarily will sell units of common stock received upon conversion. The Portfolio may also purchase non-convertible preferred stock when deemed to be in furtherance of the Portfolio’s investment objective.

Convertible securities are issued and traded in a number of securities markets. Even in cases where a substantial portion of the convertible securities held by a Portfolio are denominated in U.S. dollars, the underlying equity securities may be quoted in the currency of the country where the issuer is domiciled. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued, which may increase the effects of currency risk. As described below, a Portfolio may be authorized to enter into foreign currency hedging transactions in which it may seek to reduce the effect of exchange rate fluctuations.

Apart from currency considerations, the value of convertible securities is influenced by both the yield on nonconvertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” To the extent interest rates change, the investment value of the convertible security typically will fluctuate. At the same time, however, the value of the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If the conversion value of a convertible security is substantially below its investment value, the price of the convertible security is governed principally by its investment value. To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed income security. The yield and conversion premium of convertible securities issued in Japan and the Euromarket are frequently determined at levels that cause the conversion value to affect their market value more than the securities’ investment value.

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Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in a charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder, which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.

A Portfolio may also invest in synthetic convertible securities. Synthetic convertible securities may include either Cash-Settled Convertibles or Manufactured Convertibles. Cash-Settled Convertibles are instruments that are created by the issuer and have the economic characteristics of traditional convertible securities but may not actually permit conversion into the underlying equity securities in all circumstances. As an example, a private company may issue a Cash-Settled Convertible that is convertible into common stock only if the company successfully completes a public offering of its common stock prior to maturity and otherwise pays a cash amount to reflect any equity appreciation. Manufactured Convertibles are created by the adviser or another party by combining separate securities that possess one of the two principal characteristics of a convertible security, i.e., fixed income (“fixed income component”) or a right to acquire equity securities (“convertibility component”). The fixed income component is achieved by investing in nonconvertible fixed income securities, such as nonconvertible bonds, preferred stocks and money market instruments. The convertibility component is achieved by investing in call options, warrants, or other securities with equity conversion features (“equity features”) granting the holder the right to purchase a specified quantity of the underlying stocks within a specified period of time at a specified price or, in the case of a stock index option, the right to receive a cash payment based on the value of the underlying stock index.

A Manufactured Convertible differs from traditional convertible securities in several respects. Unlike a traditional convertible security, which is a single security that has a unitary market value, a Manufactured Convertible is comprised of two or more separate securities, each with its own market value. Therefore, the total “market value” of such a Manufactured Convertible is the sum of the values of its fixed income component and its convertibility component.

More flexibility is possible in the creation of a Manufactured Convertible than in the purchase of a traditional convertible security. Because many corporations have not issued convertible securities, the adviser may combine a fixed income instrument and an equity feature with respect to the stock of the issuer of the fixed income instrument to create a synthetic convertible security otherwise unavailable in the market. The adviser may also combine a fixed income instrument of an issuer with an equity feature with respect to the stock of a different issuer when the adviser believes such a Manufactured Convertible would better promote a Portfolio’s objective than alternate investments. For example, the adviser may combine an equity feature with respect to an issuer’s stock with a fixed income security of a different issuer in the same industry to diversify the Portfolio’s credit exposure, or with a U.S. Treasury instrument to create a Manufactured Convertible with a higher credit profile than a traditional convertible security issued by that issuer. A Manufactured Convertible also is a more flexible investment in that its two components may be purchased separately and, upon purchasing the separate securities, “combined” to create a Manufactured Convertible. For example, the Portfolio may purchase a warrant for eventual inclusion in a Manufactured Convertible while postponing the purchase of a suitable bond to pair with the warrant pending development of more favorable market conditions.

The value of a Manufactured Convertible may respond to certain market fluctuations differently from a traditional convertible security with similar characteristics. For example, in the event a Portfolio created a Manufactured Convertible by combining a short-term U.S. Treasury instrument and a call option on a stock, the Manufactured Convertible would be expected to outperform a traditional convertible of similar maturity that is convertible into that stock during periods when Treasury instruments outperform corporate fixed income securities and under-perform during periods when corporate fixed income securities outperform Treasury instruments.

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Dollar Roll Transactions. To take advantage of attractive opportunities in the mortgage market and to enhance current income, the Portfolio may enter into dollar roll transactions. A dollar roll transaction involves a sale by the Portfolio of a mortgage-backed or other security concurrently with an agreement by the Portfolio to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold. During the period between the sale and repurchase, the Portfolio will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Portfolio, and the income from these investments will generate income for the Portfolio. This use of dollar rolls may be regarded as leveraging and, therefore, speculative. If the income earned from the investment of the proceeds of the transaction does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Portfolio compared with what the performance would have been without the use of dollar rolls. At the time the Portfolio enters into a dollar roll transaction, the Adviser will designate liquid assets on its books and records in an amount equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that its value is maintained. The Portfolio’s dollar rolls, together with its reverse repurchase agreements and other borrowings, will not exceed, in the aggregate, 33 1/3% of the value of its total assets.

Dollar roll transactions involve the risk that the market value of the securities the Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the Portfolio sells securities becomes insolvent, the Portfolio’s right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the Adviser’s ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

Illiquid Securities. Liquidity of a security refers to the ability to easily dispose of it and the price to be obtained, and does not necessarily refer to the likelihood of receipt of principal or interest payments. Illiquid securities may be worth less than comparable, more liquid investments. The Portfolio intends to acquire securities which may be considered illiquid because they are not registered under the federal securities laws, contractual restrictions on transfer apply or they are part of a small issue. The Portfolio may purchase securities offered in private placements or under Rule 144A of the Securities Act of 1933, as amended (the “Act”), which may also be illiquid. If a security is illiquid, the Portfolio may not be able to dispose of it at the time or price which it would like.

The Portfolio will not invest more than 15% of the value of its net assets in securities that are illiquid. Instruments that cannot be disposed of within seven days, and repurchase agreements and time deposits that do not provide for payment within seven days after notice, without taking a reduced price, are subject to this 15% limit. The Portfolio may purchase securities which are not registered under the Act but which can be sold to “qualified institutional buyers” in accordance with Rule 144A under the Act. These securities will not be considered illiquid so long as it is determined by the Adviser that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in the Portfolio during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

Any securities that are thinly traded or whose resale is restricted can be difficult to sell at the desired time and price. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper the fund’s ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element. Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities. Where registration is required for restricted or illiquid securities a considerable time period may elapse between the time the fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the fund might obtain less favorable pricing terms that when it decided to sell the security.

Short Sales.  The Portfolios may only make short sales “against the box.” In this type of short sale, at the time of the sale, the Portfolio owns or has the immediate and unconditional right to acquire the identical or similar security at no additional cost. When selling short “against the box,” a Portfolio forgoes an opportunity for capital appreciation in the security.  The Portfolios may make short sales of securities, either as a hedge against potential declines in value of a portfolio security, to realize appreciation when a security that the Portfolio does not own declines in value and in order to maintain portfolio flexibility. When a Portfolio makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale. A Portfolio may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities.

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A Portfolio secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, U.S. Government securities or other liquid securities similar to those borrowed. Depending on arrangements made with the broker-dealer from which the Portfolio borrowed the security, regarding payment received by the Portfolio on such security, a Portfolio may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

A Portfolio will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. As a result, if a Portfolio makes short sales in securities that increase in value, it will likely under-perform similar mutual funds that do not make short sales in securities. A Portfolio will realize a gain on a short sale if the security declines in price between those dates.  Although a Portfolio’s gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited.

Currency Transactions. The Portfolio may enter into spot and forward non-U.S. currency exchange contracts and currency swaps, and may purchase and sell non-U.S. currency futures contracts, options on non-U.S. currency futures contracts and exchange traded and over-the-counter (“OTC”) options on currencies to hedge the currency exchange risk associated with its assets or obligations denominated in non-U.S. currencies or baskets of non-U.S. currencies. The Portfolio may also engage in proxy hedging transactions. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Portfolio’s securities are, or are expected to be, denominated, and to buy U.S. dollars. There is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Portfolio is engaging in proxy hedging. The Portfolio may also cross-hedge currencies by entering into forward contracts to sell one or more currencies that are expected to decline in value relative to other currencies to which the Portfolio has or in which the Portfolio expects to have portfolio exposure.

In addition, subject to the limitation on non-U.S. currency exposure stated above, the Portfolio may enter into currency transactions to seek to increase total return when the Adviser believes the transactions are in furtherance of the Portfolio’s investment objective. In connection with their currency transactions, the Portfolio will segregate cash, U.S. Government securities or other liquid assets, or will otherwise cover their position in accordance with the applicable requirements of the SEC.

In general, currency transactions are subject to risks different from those of other portfolio transactions, and can result in greater losses to the Portfolio than would otherwise be incurred, even when the currency transactions are used for hedging purposes. Hedging transactions involving currency instruments involve substantial risks, including correlation risk. While a Portfolio’s use of currency instruments to effect hedging strategies is intended to reduce the volatility of the net asset value of the Portfolio’s shares, the net asset value of the Portfolio’s shares will fluctuate. Moreover, although currency instruments will be used with the intention of hedging against adverse currency movements, transactions in currency instruments involve the risk that anticipated currency movements will not be accurately predicted and that the Portfolio’s hedging strategies will be ineffective. To the extent that a Portfolio hedges against anticipated currency movements that do not occur, the Portfolio may realize losses and decrease its total return as the result of its hedging transactions. Furthermore, a Portfolio will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur.

The Portfolio may engage in currency transactions with counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value or to enhance potential gain. Currency transactions include spot and forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Because currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The Portfolio may enter into over-the-counter currency transactions with counterparties which have received, combined with any credit enhancements, a long-term debt rating of “A” by S&P or Moody’s, respectively, or that have an equivalent rating from a nationally recognized statistical rating organization or (except for OTC currency options) whose obligations are determined to be of equivalent credit quality by BlackRock Financial Management, Inc. (“BlackRock” or the “Adviser”).

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The Portfolio may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value in relation to other currencies to which the Portfolio has or in which the Portfolio expects to have exposure. For example, the Portfolio may hold both Canadian government bonds and Japanese government bonds, and the Adviser may believe that Canadian dollars will deteriorate against Japanese Yen. The Portfolio would sell Canadian dollars to reduce its exposure to that currency and buy Japanese Yen. This strategy would be a hedge against a decline in the value of Canadian dollars, although it would expose the Portfolio to declines in the value of the Japanese Yen relative to the U.S. dollar.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Portfolio may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which certain of the Portfolio’s securities are or are expected to be denominated, and to buy U.S. dollars. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Portfolio if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Portfolio is engaging in proxy hedging. Whenever the Portfolio enters into a currency hedging transaction, the Portfolio will comply with the asset segregation requirements of the SEC.

Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Portfolio if it is unable to deliver or receive currency or funds in settlement of obligations, and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at an institution based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Repurchase Agreements. The Portfolio may agree to purchase debt securities from financial institutions subject to the seller’s agreement to repurchase such securities at an agreed upon time and price (“repurchase agreements”). Repurchase agreements are, in substance, loans. Default by or bankruptcy of a seller would expose the Portfolio to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations.

The Portfolio may enter into “tri-party” repurchase agreements. In “tri-party” repurchase agreements, an unaffiliated third party custodian maintains accounts to hold collateral for the Portfolio and its counterparties, and therefore, the Portfolio may be subject to the credit risk of those custodians.

The repurchase price under the repurchase agreements generally equals the price paid by the Portfolio involved plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on securities underlying the repurchase agreement). The financial institutions with which the Portfolio may enter into repurchase agreements will be banks and non-bank dealers, if such banks and non-bank dealers are deemed creditworthy by the Adviser. The Adviser will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement at not less than the repurchase price (including accrued interest and any accrued premium). The accrued premium is the amount specified in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The Adviser will mark-to-market daily the value of the securities. Securities subject to repurchase agreements will be held by the Portfolio’s custodian (or sub-custodian) in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by the Portfolio under the 1940 Act.

The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Portfolio will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Portfolio’s ability to dispose of the underlying securities may be restricted. Finally, it is possible that the

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Portfolio may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Portfolio may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

Reverse Repurchase Agreements and Other Borrowings. The Portfolio is authorized to borrow money. The Portfolio may borrow in order to make investments. The purchase of securities while borrowings are outstanding will have the effect of leveraging the Portfolio. Such leveraging increases the Portfolio’s exposure to capital risk, and borrowed funds are subject to interest costs that will reduce net income. The use of leverage by the Portfolio creates an opportunity for greater total return, but, at the same time, creates special risks. If the securities held by the Portfolio should decline in value while borrowings are outstanding, the net asset value of the Portfolio’s outstanding shares will decline in value by proportionately more than the decline in value suffered by the Portfolio’s securities. Although the principal of such borrowings will be fixed, the Portfolio’s assets may change in value during the time the borrowings are outstanding. Borrowings will create interest expenses for the Portfolio that can exceed the income from the assets purchased with the borrowings. To the extent the income or capital appreciation derived from securities purchased with borrowed funds exceeds the interest the Portfolio will have to pay on the borrowings, the Portfolio’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such borrowed funds is not sufficient to cover the cost of borrowing, the return to the Portfolio will be less than if leverage had not been used and, therefore, the amount available for distribution to shareholders as dividends will be reduced. In the latter case, the adviser in its best judgment nevertheless may determine to maintain the Portfolio’s leveraged position if it expects that the benefits to the Portfolio’s shareholders of maintaining the leveraged position will outweigh the current reduced return.

The Portfolio may invest in reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the Portfolio pursuant to the Portfolio’s agreement to repurchase the securities at an agreed upon price, date and interest rate. Such agreements are considered to be borrowings under the 1940 Act. While reverse repurchase transactions are outstanding, the Adviser will designate liquid assets on its books and records in an amount at least equal to the repurchase price. Borrowings may be made through reverse repurchase agreements under which the Portfolio sells portfolio securities to financial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price. The Portfolio will use proceeds of reverse repurchase agreements to purchase additional securities that meet the Portfolio’s investment guidelines. The Portfolio may use reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. This use of reverse repurchase agreements may be regarded as leveraging and, therefore, speculative. Reverse repurchase agreements involve the risks that the interest income earned in the investment of the proceeds will be less than the interest expense, that the market value of the securities sold by the Portfolio may decline below the price of the securities the Portfolio is obligated to repurchase and that the securities may not be returned to the Portfolio. The Portfolio’s reverse repurchase agreements, together with any other borrowings, will not exceed, in the aggregate, 33 1/3% of the value of its total assets. In addition, the Portfolio may borrow up to an additional 5% of its total assets for temporary purposes.

Certain types of borrowings by a Portfolio may result in the Portfolio being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede BlackRock from managing a Portfolio in accordance with the Portfolio’s investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require the Portfolio to dispose of portfolio investments at a time when it may be disadvantageous to do so.

In accordance with applicable law, each Portfolio may at times borrow from affiliates of BlackRock, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace.

The use of these techniques to borrow money may be regarded as leveraging and, therefore, speculative. In these transactions, there is a risk that the interest income earned on the proceeds of the transaction will be less than the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the transaction.

Tender Option Bonds.  The residual interest municipal tender option bonds in which the Portfolios may invest pay interest or income that, in the opinion of counsel to the issuer, is exempt from regular Federal income tax. BlackRock will not conduct its own analysis of the tax status of the interest or income paid by residual interest municipal tender option bonds held by the Portfolios, but will rely on the opinion of counsel to the issuer. Although volatile, these residual interests typically offer the potential for yields exceeding the yields available on fixed rate municipal obligations with comparable credit quality, coupon, call provisions and maturity. The Portfolios may invest in residual interests for the purpose of using economic leverage.

Residual interest municipal tender option bonds represent beneficial interests in a special purpose trust formed by a third party sponsor for the purpose of holding municipal obligations purchased from a Portfolio or from another third party. The special purpose trust typically sells two classes of beneficial interests: short-term floating rate interests (sometimes known as “put bonds” or “puttable securities”), which are sold to third party investors, and residual interests, which a Portfolio would purchase. The short-term floating rate interests have first priority on the cash flow from the municipal obligations. A Portfolio is paid the residual cash flow from the special purpose trust. If the Portfolio is the initial seller of the municipal obligations to the special purpose trust, it receives the proceeds from the sale of the floating rate interests in the special purpose trust, less certain transaction costs. These proceeds generally would be used by the Portfolio to purchase additional municipal obligations or other permitted investments. If a Portfolio ever purchases all or a portion of the short-term floating rate securities sold by the special purpose trust, it may surrender those short-term floating rate securities together with a proportionate amount of residual interests to the trustee of the special purpose trust in exchange for a proportionate amount of the municipal obligations owned by the special purpose trust. In addition, all voting rights and decisions to be made with respect to any other rights relating to the municipal obligations held in the special purpose trust are passed through to the Portfolio, as the holder of the residual interests.

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A Portfolio may invest in highly leveraged residual interest municipal tender option bonds. A residual interest municipal tender option bond generally is considered highly leveraged if the principal amount of the short-term floating rate interests issued by the related tender option bond trust exceeds 50% of the principal amount of the municipal obligations owned by the tender option bond trust.

The sponsor of a highly leveraged tender option bond trust generally will retain a liquidity provider that stands ready to purchase the short-term floating rate interests at their original purchase price upon the occurrence of certain events, such as on a certain date prior to the scheduled expiration date of the transaction, upon a certain percentage of the floating rate interests failing to be remarketed in a timely fashion, upon the bonds owned by the tender option bond trust being downgraded (but not below investment grade or upon the occurrence of a bankruptcy event with respect to the issuer of the municipal obligations) or upon the occurrence of certain regulatory or tax events. However, the liquidity provider is not required to purchase the floating rate interests upon the occurrence of certain other events, including upon the downgrading of the municipal obligations owned by the tender option bond trust below investment grade or certain events that indicate the issuer of the bonds may be entering bankruptcy. The general effect of these provisions is to pass to the holders of the floating rate interests the most severe credit risks associated with the municipal obligations owned by the tender option bond trust and to leave with the liquidity provider the interest rate risk and certain other risks associated with the municipal obligations.

If the liquidity provider acquires the floating rate interests upon the occurrence of an event described above, the liquidity provider generally will be entitled to an in-kind distribution of the municipal obligations owned by the tender option bond trust or to cause the tender option bond trust to sell the bonds and distribute the proceeds to the liquidity provider. The liquidity provider generally will enter into an agreement with a Portfolio that will require the Portfolio to make a payment to the liquidity provider in an amount equal to any loss suffered by the liquidity provider in connection with the foregoing transactions. The net economic effect of this agreement and these transactions is as if the Portfolio had entered into a special type of reverse repurchase agreement with the sponsor of the tender option bond trust, pursuant to which the Portfolio is required to repurchase the municipal obligations it sells to the sponsor only upon the occurrence of certain events (such as a failed remarketing of the floating rate interests—most likely due to an adverse change in interest rates) but not others (such as a default of the municipal obligations). In order to cover any potential obligation of the Portfolio to the liquidity provider pursuant to this agreement, the Portfolio may designate on its books and records liquid instruments having a value not less than the amount, if any, by which the original purchase price of the floating rate interests issued by the related tender option bond trust exceeds the market value of the municipal obligations owned by the tender option bond trust.

A Portfolio may also invest in the short-term floating rate interest tender option bonds. The remarketing agent for the special purpose trust sets a floating or variable rate on typically a weekly basis.  These securities grant the Portfolios the right to require the issuer or a specified third party acting as agent for the issuer (e.g., a tender agent) to purchase the bonds, usually at par, at a certain time or times prior to maturity or upon the occurrence of specified events or conditions. The put option or tender option right is typically available to the investor on a periodic (e.g., daily, weekly or monthly) basis. Typically, the put option is exercisable on dates on which the floating or variable rate changes.

Investments in residual interest and floating rate interest tender option bonds may be considered derivatives and are subject to the risk thereof, including counterparty risk, interest rate risk and volatility.

Variable and Floating Rate Instruments. The Portfolio may purchase rated and unrated variable and floating rate instruments. These instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The Portfolio may invest up to 10% of their total assets in leveraged inverse floating rate debt instruments (“inverse floaters”). Tender option bonds (including residual interests thereon) are excluded from this 10% limitation. The interest rate of an inverse floater resets in the opposite direction from the market rate of interest on a security or index to which it is related. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest and is subject to many of the same risks as derivatives. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. To seek to limit the volatility of these securities, a Portfolio may purchase inverse floating obligations that have shorter-term maturities or that contain limitations on the extent to which the interest rate may vary. Certain investments in such obligations may be illiquid. BlackRock believes that indexed and inverse floating obligations represent flexible portfolio management instruments for a Portfolio that allow the Portfolio to seek potential investment rewards, hedge other portfolio positions or vary the degree of investment leverage relatively efficiently under different market conditions. A Portfolio may invest in indexed and inverse securities for hedging purposes or to seek to increase returns. When used for hedging purposes, indexed and inverse securities involve correlation risk. Furthermore, where such a security includes a contingent liability, in the event of an adverse movement in the underlying index or interest rate, a Portfolio may be required to pay substantial additional margin to maintain the position.

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With respect to purchasable variable and floating rate instruments, the Adviser will consider the earning power, cash flows and liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to a demand feature, will monitor their financial status to meet payment on demand. Such instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for the Portfolio to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that the Portfolio is not entitled to exercise its demand rights, and the Portfolio could, for these or other reasons, suffer a loss with respect to such instruments.

Money Market Obligations of Domestic Banks, Non-U.S. Banks and Non-U.S. Branches of U.S. Banks. The Portfolio may purchase bank obligations, such as certificates of deposit, bankers’ acceptances and time deposits, including instruments issued or supported by the credit of U.S. or non-U.S. banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The assets of a bank or savings institution will be deemed to include the assets of its domestic and non-U.S. branches for purposes of the Portfolio’s investment policies. Investments in short-term bank obligations may include obligations of non-U.S. banks and domestic branches of non-U.S. banks, and also non-U.S. branches of domestic banks.

Corporate and Bank Obligations. The Portfolio may invest in debt obligations of domestic or non-U.S. corporations and banks. Bank obligations may include certificates of deposit, notes, bankers’ acceptances and fixed time deposits. These obligations may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of a specific obligation or by government regulation. The Portfolio may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of their respective total assets.

Interest Rate and Extension Risk. The value of fixed income securities in the Portfolio can be expected to vary inversely with changes in prevailing interest rates. Fixed income securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than securities with shorter maturities. The Portfolio is not restricted to any maximum or minimum time to maturity in purchasing individual portfolio securities, and the average maturity of the Portfolio’s assets will vary.

During periods of rising interest rates, the average life of certain fixed income securities is extended because of slower than expected principal payments. This may lock in a below-market interest rate and extend the duration of these fixed-income securities, especially mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, these securities may exhibit additional volatility and lose value. This is known as extension risk. Although the Portfolio’s adviser will normally attempt to structure the Portfolio to have a duration as stated in the Prospectus, there can be no assurance that it will be able to do so at all times.

Mortgage Related and Asset-Backed Securities. The Portfolio may make investments in residential and commercial mortgage-related and other asset-backed securities (i.e., securities backed by home equity loans, installment sale contracts, credit card receivables or other assets) issued by governmental entities and private issuers.

Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

The yield characteristics of certain mortgage-related and asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to a mortgage-related or asset-backed security

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subject to such a prepayment feature will have the effect of shortening the maturity of the security. If the Portfolio has purchased such a mortgage-related or asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid. Conversely, an increase in interest rates may result in lengthening the anticipated maturity of such a security because expected prepayments are reduced. A prepayment rate that is faster than expected will reduce the yield to maturity of such a security, while a prepayment rate that is slower than expected may have the opposite effect of increasing yield to maturity. See “Interest Rate and Extension Risk” above.

In general, the assets supporting non-mortgage asset-backed securities are of shorter maturity than the assets supporting mortgage-related securities. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities, and, as noted above, changes in market rates of interest may accelerate or retard prepayments and thus affect maturities.

These characteristics may result in a higher level of price volatility for asset-backed securities with prepayment features under certain market conditions. In addition, while the trading market for short-term mortgages and asset-backed securities is ordinarily quite liquid, in times of financial stress the trading market for these securities sometimes becomes restricted.

The relationship between prepayments and interest rates may give some high-yielding mortgage- related and asset-backed securities less potential for growth in value than conventional bonds with comparable maturities. During periods of falling interest rates, the reinvestment of prepayment proceeds by the Portfolio will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. Because of these and other reasons, mortgage-related and other asset-backed security’s total return and maturity may be difficult to predict precisely.

The Portfolio from time to time may purchase in the secondary market (i) certain mortgage pass-through securities packaged and master serviced by PNC Mortgage Securities Corp. (“PNC Mortgage”) (or Sears Mortgage if PNC Mortgage succeeded to the rights and duties of Sears Mortgage) or Midland Loan Services, Inc. (“Midland”), or (ii) mortgage-related securities containing loans or mortgages originated by PNC Bank, National Association (“PNC Bank”) or its affiliates. It is possible that under some circumstances, PNC Mortgage, Midland or other affiliates could have interests that are in conflict with the holders of these mortgage-backed securities, and such holders could have rights against PNC Mortgage, Midland or their affiliates. For example, if PNC Mortgage, Midland or their affiliates engaged in negligence or willful misconduct in carrying out its duties as a master servicer, then any holder of the mortgage-backed security could seek recourse against PNC Mortgage, Midland or their affiliates, as applicable. Also, as a master servicer, PNC Mortgage, Midland or their affiliates may make certain representations and warranties regarding the quality of the mortgages and properties underlying a mortgage-backed security. If one or more of those representations or warranties is false, then the holders of the mortgage-backed securities could trigger an obligation of PNC Mortgage, Midland or their affiliates, as applicable, to repurchase the mortgages from the issuing trust. Finally, PNC Mortgage, Midland or their affiliates may own securities that are subordinate to the senior mortgage-backed securities owned by the Portfolio.

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There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA”) include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”), which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association (“FNMA”) include FNMA guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation (“FHLMC”) include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs, which are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank, are supported by the right of the issuer to borrow from the Treasury. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC generally does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. FHLMC “Gold” PCs are guaranteed as to timely payment of interest and principal by FHLMC and represent 100% of the current fixed-rate production of the majority of FHLMC fixed-rate securities outstanding.

The Portfolio may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduit (“REMIC”) pass-through or participation certificates (“REMIC Certificates”). These multiple class securities may be issued by GNMA, U.S. Government agencies or instrumentalities, including FNMA and FHLMC, or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs and REMICs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Investors may purchase beneficial interests in CMOs and REMICs, which are known as “regular” interests or “residual” interests. The residual in a CMO or REMIC structure generally represents the interest in any excess cash flow or tax liability remaining after making required payments of principal of and interest on the CMOs or REMICs, as well as the related administrative expenses of the issuer. Residual interests generally are

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junior to, and may be significantly more volatile than, “regular” CMO and REMIC interests. The Portfolio does not currently intend to purchase residual interests. The markets for CMOs and REMICs may be more illiquid than those of other securities.

Each class of CMOs or REMIC Certificates, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate, bears a different stated maturity date and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as “sequential pay” CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

Additional structures of CMOs or REMIC Certificates include, among others, “parallel pay” CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class. A wide variety of REMIC Certificates may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as “Z-Bonds”), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security.

Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes (“PACs”) and targeted amortization classes (“TACs”). IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages the cash flow from which has been separated into interest and principal components. IOs (interest only securities) receive the interest portion of the cash flow while POs (principal only securities) receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the investment is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slow, the life of the PO is lengthened and the yield to maturity is reduced.

The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage assets. These tranches (often called “supports” or “companion” tranches) tend to have market prices and yields that are more volatile than the PAC classes.

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TACs are similar to PACs in that they require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates. A PAC’s payment schedule, however, remains in effect as long as prepayment rates on the underlying mortgages do not exceed certain ranges. In contrast, a TAC provides investors with protection, to a certain level, against either faster than expected or slower than expected prepayment rates, but not both. TACs thus provide more cash flow stability than a regular sequential paying class, but less than a PAC. TACs also tend to have market prices and yields that are more volatile than PACs.

FNMA REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA. In addition, FNMA will be obligated to distribute on a timely basis to holders of FNMA REMIC Certificates required installments of principal and interest and to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the ultimate payment of principal as payments are required to be made on the underlying mortgage participation certificates (“PCs”). PCs represent undivided interests in specified level payment, residential mortgages or participations therein purchased by FHLMC and placed in a PC pool. With respect to principal payments on PCs, FHLMC generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. FHLMC also guarantees timely payment of principal on certain PCs, referred to as “Gold PCs.”

Certain issuers of CMOs are not considered investment companies pursuant to a rule adopted by the Securities and Exchange Commission (“SEC”), and a Portfolio may invest in the securities of such issuers without the limitations imposed by the 1940 Act on investments by a Portfolio in other investment companies. In addition, in reliance on an earlier SEC interpretation, a Portfolio’s investments in certain other qualifying CMOs, which cannot or do not rely on the rule, are also not subject to the limitation of the 1940 Act on acquiring interests in other investment companies. In order to be able to rely on the SEC’s interpretation, these CMOs must be unmanaged, fixed asset issuers, that: (1) invest primarily in mortgage-backed securities; (2) do not issue redeemable securities; (3) operate under general exemptive orders exempting them from all provisions of the 1940 Act; and (4) are not registered or regulated under the 1940 Act as investment companies. To the extent that a Portfolio selects CMOs that cannot rely on the rule or do not meet the above requirements, the Portfolio generally may not invest more than 10% of its assets in all such entities and may not acquire more than 3% of the voting securities of any single such entity.

The average life of a mortgage-related instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of scheduled principal payments and mortgage prepayments.

U.S. Government Obligations. Treasury obligations may differ in their interest rates, maturities and times of issuance. Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury. Others are supported by the right of the issuer to borrow from the U.S. Treasury; and still others are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Certain U.S. Treasury and agency securities may be held by trusts that issue participation certificates (such as Treasury income growth receipts (“TIGRs”) and certificates of accrual on Treasury certificates (“CATs”)). These certificates, as well as Treasury receipts and other stripped securities, represent beneficial ownership interests in either future interest payments or the future principal payments on U.S. Government obligations. These instruments are issued at a discount to their “face value” and may (particularly in the case of stripped mortgage-backed securities) exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

Examples of the types of U.S. Government obligations that may be held by the Portfolio include U.S. Treasury Bills, Treasury Notes, and Treasury Bonds and the obligations of the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, Federal Financing Bank, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Farm Credit Banks System, Maritime Administration, Tennessee

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Valley Authority, and Washington D.C. Armory Board. The Portfolio may also invest in mortgage-related securities issued or guaranteed by U.S. Government agencies and instrumentalities, including such instruments as obligations of the GNMA, FNMA and FHLMC.

Supranational Organization Obligations. The Portfolio may purchase debt securities of supranational organizations such as the World Bank, which are charted to promote economic development. Additional examples of such entities include the Asian Development Bank and the Inter-American Development Bank. The government members, or “stockholders,” usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. There is no guarantee that one or more stockholders of a supranational entity will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and a Portfolio may lose money on such investments.

Municipal Obligations. When deemed advisable by the Adviser, the Portfolio may invest in obligations issued by a state or local government (“Municipal Obligations”). The two principal classifications of Municipal Obligations are “general obligation” securities and “revenue” securities. General obligation securities are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal Obligations may also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

The Portfolio may hold participation certificates in a lease, an installment purchase contract, or a conditional sales contract (“lease obligations”) entered into by a state or political subdivision to finance the acquisition or construction of equipment, land or facilities. Dividends paid by the Portfolio that are derived from income earned on Municipal Obligations will not be tax-exempt. In determining whether a lease obligation is liquid, the Adviser will consider, among other factors, the following: (i) whether the lease can be cancelled; (ii) the degree of assurance that assets represented by the lease could be sold; (iii) the strength of the lessee’s general credit (e.g., its debt, administrative, economic, and financial characteristics); (iv) in the case of a municipal lease, the likelihood that the municipality would discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an “event of nonappropriation”); (v) legal recourse in the event of failure to appropriate; (vi) whether the security is backed by a credit enhancement such as insurance; and (vii) any limitations which are imposed on the lease obligor’s ability to utilize substitute property or services other than those covered by the lease obligation.

Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Portfolio, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the net asset value of the Portfolio. Issuers of municipal securities might seek protection under the

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bankruptcy laws. In the event of bankruptcy of such an issuer, the Portfolio could experience delays and limitations with respect to the collection of principal and interest on such municipal leases and the Portfolio may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in lease payments, the Portfolio may take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Portfolio’s operating expenses and adversely affect the net asset value of the Portfolio. When the lease contains a non-appropriation clause, however, the failure to pay would not be a default and the Portfolio would not have the right to take possession of the assets. In addition, the Portfolio’s intention to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended, may limit the extent to which the Portfolio may exercise its rights by taking possession of such assets, because as a regulated investment company the Portfolio is subject to certain limitations on its investments and on the nature of its income.

Commercial Paper. The Portfolio may purchase commercial paper rated in one of the highest rating categories of an NRSRO. These ratings symbols are described in Appendix A.

Commercial paper purchasable by the Portfolio includes “Section 4(2) paper,” a term that includes debt obligations issued in reliance on the “private placement” exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) paper is restricted as to disposition under the Federal securities laws, and is frequently sold (and resold) to institutional investors such as the Portfolio through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. Certain transactions in Section 4(2) paper may qualify for the registration exemption provided in Rule 144A under the Securities Act of 1933.

Investment Grade Debt Obligations. The Portfolio invests in “investment grade securities,” which are securities rated in the four highest rating categories of an NRSRO. It should be noted that debt obligations rated in the lowest of the top four ratings (i.e., “Baa” by Moody’s or “BBB” by S&P) are considered to have some speculative characteristics and are more sensitive to economic change than higher rated securities. See Appendix A to this Statement of Additional Information for a description of applicable securities ratings.

Brady Bonds. The Portfolio’s emerging market debt securities may include emerging market governmental debt obligations commonly referred to as Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the

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same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. For example, some Mexican and Venezuelan Brady Bonds include attached value recovery options, which increase interest payments if oil revenues rise. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts constitute the “residual risk”).

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have repayments at final maturity collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Brady Bonds involve various risk factors described above associated with investing in non-U.S. securities, including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. In light of the residual risk of Brady Bonds and, among other factors, the history of defaults, investments in Brady Bonds are considered speculative. There can be no assurance that Brady Bonds in which the Portfolio may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings.

When-Issued Purchases and Forward Commitments. The Portfolio may enter into “when-issued” and “forward” commitments, including “TBA” (to be announced) purchase commitments, to purchase or sell securities at a fixed price at a future date. These transactions involve a commitment by the Portfolio to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), and permit the Portfolio to lock in a price or yield on a security that it owns or intends to purchase, regardless of future changes in interest rates or market action. When-issued and forward commitment transactions involve the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place.

When the Portfolio agrees to purchase securities on this basis, the Adviser will designate liquid assets on its books and records in an amount equal to the amount of the Portfolio commitments to the extent required by SEC guidelines. It may be expected that the market value of the Portfolio’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

If deemed advisable as a matter of investment strategy, the Portfolio may dispose of or renegotiate a commitment after it has been entered into, and may sell securities it has committed to purchase before those securities are delivered to the Portfolio on the settlement date. In these cases the Portfolio may realize a taxable capital gain or loss.

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When the Portfolio engages in when-issued, TBA and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Portfolio’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the market value of the Portfolio starting on the day the Portfolio agrees to purchase the securities. The Portfolio does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Derivative and Hedging Rider

Derivatives.  The Portfolio may use instruments referred to as derivative securities (“derivatives”). Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives allow a Portfolio to increase or decrease the level of risk to which the Portfolio is exposed more quickly and efficiently than transactions in other types of instruments. The Portfolios may use derivatives for hedging purposes. Certain Portfolios may also use derivatives for speculative purposes to seek to enhance returns. The use of a derivative is speculative if the Portfolio is primarily seeking to achieve gains, rather than offset the risk of other positions. When a Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. No Portfolio may use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

Hedging. Hedging is a strategy in which a derivative is used to offset the risks associated with other Portfolio holdings. Losses on the other investment may be substantially reduced by gains on a derivative that reacts in an opposite manner to market movements. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Portfolio or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves correlation risk, i.e. the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by a Portfolio, in which case any losses on the holdings being hedged may not be reduced or may be increased. The inability to close options and futures positions also could have an adverse impact on a Portfolio’s ability to hedge effectively its portfolio. There is also a risk of loss by the Portfolio of margin deposits or collateral in the event of bankruptcy of a broker with whom the Portfolio has an open position in an option, a futures contract or a related option. There can be no assurance that a Portfolio’s hedging strategies will be effective. No Portfolio is required to engage in hedging transactions and each Portfolio may choose not to do so.

Options and Futures Contracts. The Portfolio may write (i.e. sell) covered call options, buy call options, write secured put options and buy put options for the purpose of hedging or cross-hedging, or for the purpose of earning additional income which may be deemed speculative or cross-hedging. For the payment of a premium, the purchaser of an option obtains the right to buy (in the case of a call option) or to sell (in the case of a put option) the item which is the subject of the option at a stated exercise price for a specific period of time. These options may relate to particular securities, financial instruments, non-U.S. currencies, securities indices or the yield differential between two securities, and may or may not be listed on a securities exchange and may or may not be issued by the Options Clearing Corporation. In addition, unlisted options are not subject to the protections afforded purchasers of listed options issued by the Options Clearing Corporation, which performs the obligations of its members if they default.

Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in the underlying securities themselves. The Portfolio will write call options only if they are “covered.” In the case of a call option on a security, the option is “covered” if the Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are designated on the Adviser’s books and records in an amount equal to the amount of the Portfolio’s commitments to the extent required by SEC guidelines) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if the Portfolio maintains with its custodian liquid assets equal to the contract value. A call option is also covered if the Portfolio holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Portfolio in liquid assets in a segregated account on the Adviser’s books and records to the extent required by SEC guidelines.

When the Portfolio purchases an option, the premium paid by it is recorded as an asset of the Portfolio. When the Portfolio writes a put option, in return for the receipt of the premium, it assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it. When the Portfolio writes an option, an amount equal to the net premium (the premium less the commission) received by the Portfolio is included in

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the liability section of the Portfolio’s statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the mean between the last bid and asked prices. If an option purchased by the Portfolio expires unexercised the Portfolio realizes a loss equal to the premium paid. If the Portfolio enters into a closing sale transaction on an option purchased by it, the Portfolio will realize a gain if the premium received by the Portfolio on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Portfolio expires on the stipulated expiration date or if the Portfolio enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by the Portfolio is exercised, the proceeds of the sale will be increased by the net premium originally received and the Portfolio will realize a gain or loss.

There are several risks associated with transactions in options on securities and indexes. For example, there are significant differences between the securities (or currencies) and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange (“Exchange”), may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

To the extent consistent with its investment objective, the Portfolio may also invest in futures contracts and options on futures contracts. Futures contracts obligate the Portfolio, at maturity, to take or make delivery of certain securities, the cash value of a securities index or a stated quantity of a non-U.S. currency. The Portfolio may sell a futures contract in order to offset an expected decrease in the value of its portfolio positions that might otherwise result from a market decline or currency exchange fluctuation. The Portfolio may do so either to hedge the value of its securities portfolio as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. In addition, the Portfolio may utilize futures contracts in anticipation of changes in the composition of its holdings or in currency exchange rates.

The Portfolio may purchase and sell put and call options on futures contracts traded on an exchange or board of trade. When the Portfolio purchases an option on a futures contract, it has the right to assume a position as a purchaser or a seller of a futures contract at a specified exercise price during the option period. When the Portfolio sells an option on a futures contract, it becomes obligated to sell or buy a futures contract if the option is exercised. In connection with the Portfolio’s position in a futures contract or related option, the Adviser will designate liquid assets on its books and records in an amount equal to the amount of the Portfolio’s commitments or will otherwise cover its position in accordance with applicable SEC requirements.

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The primary risks associated with the use of futures contracts and options are (a) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the futures contract or option; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

The Fund and the Portfolio are operated by persons who have claimed exclusions from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, are not subject to registration or regulation as commodity pool operators under the Act.

The Portfolio’s use of derivatives and currency transactions may reduce returns and/or increase volatility.

These instruments are further described in Appendix B to this Statement of Additional Information.

Options on GNMA Certificates. The Portfolio may invest in options on GNMA Certificates.  The following information relates to the unique characteristics of options on GNMA Certificates. Since the remaining principal balance of GNMA Certificates declines each month as a result of mortgage payments, a Portfolio, as a writer of a GNMA call holding GNMA Certificates as “cover” to satisfy its delivery obligation in the event of exercise, may find that the GNMA Certificates it holds no longer have a sufficient remaining principal balance for this purpose. Should this occur, a Portfolio will purchase additional GNMA Certificates from the same pool (if obtainable) or other GNMA Certificates in the cash market in order to maintain its “cover.”

A GNMA Certificate held by a Portfolio to cover an option position in any but the nearest expiration month may cease to represent cover for the option in the event of a decline in the GNMA coupon rate at which new pools are originated under the FHA/VA loan ceiling in effect at any given time. If this should occur, a Portfolio will no longer be covered, and the Portfolio will either enter into a closing purchase transaction or replace such Certificate with a certificate that represents cover. When the Portfolio closes its position or replaces such Certificate, it may realize an unanticipated loss and incur transaction costs.

Credit Default Swaps. To the extent consistent with their investment strategies, the Portfolio may, for hedging or leveraging purposes, make use of credit default swaps, which are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of a referenced debt obligation in the event of a default by the issuer of the debt obligation. The use of credit default swaps may be limited by the Portfolio’s limitations on illiquid investments. When used for hedging purposes, the Portfolio would be the buyer of a credit default swap contract. In that case, the Portfolio would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or non-U.S. issuer, on the debt obligation. In return, the Portfolio would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would have spent the stream of payments and received no benefit from the contract. Credit default swaps involve the risk that the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk—that the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default.

When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Securities Lending. The Portfolio may seek additional income by lending securities on a short-term basis. Voting rights may pass with the lending of securities. The trustees of the Fund will call loans of securities to vote proxies or otherwise obtain rights to vote or consent if a material event affecting the investment occurs. The securities lending agreements will require that the loans be secured by collateral in cash, U.S. Government securities or irrevocable bank letters of credit maintained on a current basis equal in value to at least the market value of the loaned securities. The Portfolio may not make such loans in excess of 33 1/3% of the value of its total assets. Securities loans involve risks of delay in receiving additional collateral or in recovering the loaned securities, or possibly loss of rights in the collateral if the borrower of the securities becomes insolvent. The Portfolio is obligated to return the collateral to the borrower at the termination of the loan.  A Portfolio could suffer a loss in the event the Portfolio must return the cash collateral and there are losses on investments made with the cash collateral. In the event the borrower defaults on any of its obligations with respect to a securities loan, a Portfolio could suffer a loss where there are losses on investments made with the cash collateral or, where the value of the securities collateral falls below the market value of the borrowed securities. A Portfolio could also experience delays and costs in gaining access to the collateral. Each Portfolio may pay reasonable finder’s, lending agent, administrative and custodial fees in connection with its loans.

The Portfolio would continue to accrue interest on loaned securities and would also earn income on investment collateral for such loans. Any cash collateral received by the Portfolio in connection with such loans may be invested in a broad range of high quality, U.S. dollar-denominated money market instruments that meet Rule 2a-7 restrictions for money market funds. Specifically, cash collateral may be invested in any of the following instruments: (a) securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities and related custodial receipts; (b) “first tier” quality commercial paper and other obligations issued or guaranteed by U.S. and non-U.S. corporations and other issuers rated (at the time of purchase) in the highest rating category by at least two NRSRO’s, or one if only rated by one NRSRO; (c) U.S. dollar-denominated obligations issued or supported by

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the credit of U.S. or non-U.S. banks or savings institutions with total assets in excess of $1 billion (including obligations of non-U.S. branches of such banks) (i.e., CD’s, BA’s and time deposits); (d) repurchase agreements relating to the above instruments, as well as corporate debt; and (e) unaffiliated and, to the extent permitted by SEC guidelines, affiliated money market funds. Any such investments must be rated “first tier” and must have a maturity of 397 days or less from the date of purchase.

PFPC Trust Company, an affiliate of BlackRock, currently acts as a lending agent for the Portfolios and is paid a fee for the provision of these services. The lending agent has hired BlackRock Capital Management, Inc. (“BCM”), a wholly-owned subsidiary of BlackRock, Inc., and pays BCM to provide advisory services with respect to the collateral of all of the clients of its securities lending program. The lending agent may invest such collateral in short-term investments, including the Institutional Money Market Trust (the “Trust”), a portfolio of money market securities, or high-quality, short-term instruments with a maturity date not to exceed 397 days. BCM serves as investment adviser to the Trust, but receives no fees from the Trust for these services. Administrative and accounting services are provided by PFPC Inc., an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc. PFPC, Inc. is paid a fee from the Trust at an annual rate not to exceed 0.10% of the Trust’s average daily net assets.

In addition, BlackRock Investment Management, LLC (“BIML”), an affiliate of BlackRock, may in the future act as a lending agent for the Portfolios and will be paid a fee for the provision of these services, including advisory services with respect to the collateral of the Fund’s securities lending program. BIML may invest such collateral in short-term investments, including in one or more investment companies or unregistered investment vehicles managed by BlackRock, BIML or their affiliates that invest, subject to applicable law, in money market securities or high-quality, short-term instruments.

The Portfolio may lend securities to broker-dealers who are affiliates of Merrill Lynch, subject to the terms of an exemptive order from the Securities and Exchange Commission.

Yields and Ratings. The yields on certain obligations are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody’s, Fitch Investor Services, Inc. (“Fitch”) and S&P represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. Subsequent to its purchase by the Portfolio, a rated security may cease to be rated. The Adviser will consider such an event in determining whether the Portfolio should continue to hold the security.

Interest Rate Transactions, Currency Swaps and Swaptions. The Portfolio may enter into interest rate swaps, may purchase or sell interest rate caps and floors and may enter into options on swap agreements (“swaptions”). The Portfolio expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their holdings, as a duration management technique or to protect against an increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio intends to use these transactions as a hedge and not as a speculative investment.

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that

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interest rates exceed a specified rate, or “cap”; and interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”.

The Portfolio will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments.

A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Portfolio may write (sell) and purchase put and call swaptions.

Whether the Portfolio’s use of swap agreements or swaptions will be successful in furthering their investment objectives will depend on the adviser’s ability to predict correctly whether certain types of investments are likely to product greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Portfolio will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. If there is a default by the other party to such a transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are less liquid than swaps.

The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Portfolio’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Depending on the terms of the particular option agreement, the Portfolio will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Portfolio purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Portfolio writes a swaption, upon exercise of the option the Portfolio will become obligated according to the terms of the underlying agreement.

The Portfolio will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each interest rate or currency swap or swaption on a daily basis and its adviser will designate liquid assets on its books and records in an amount having an aggregate net asset value at least equal to the accrued excess to the extent required by SEC guidelines. If the other party to an interest rate swap defaults, the Portfolio’s risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive. Because currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

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Investment in Other Investment Companies. The Portfolio may invest in securities issued by other investment companies (including investment companies managed by BlackRock and its affiliates), subject to applicable law, including investments in Exchange Traded Funds, which are typically open-end funds or unit investment trusts listed on a stock exchange. As with other investments, investment in other investment companies are subject to market and selection risk. As a shareholder of another investment company, the Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees (which, in the case of investment companies managed by BlackRock and its affiliates, would be paid to BlackRock and its affiliates). These expenses would be in addition to the advisory and other expenses that the Portfolio bears directly in connection with its own operations. Investments by a Portfolio in wholly owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies.

INVESTMENT RESTRICTIONS

The Portfolio is subject to the investment limitations enumerated in this subsection which may be changed only by a vote of the holders of a majority of the Portfolio’s outstanding shares (as defined below under “Miscellaneous”).

The Portfolio may not:

(1)                                  Purchase any securities which would cause 25% or more of the value of the Portfolio’s total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry; and (d) securities issued or guaranteed by non-U.S. governments are not considered to belong to a particular industry.

(2)                                  Issue senior securities (including borrowed money, including on margin if margin securities are owned) in excess of 33 1/3% of its total assets (including the amount of senior securities issued but excluding any liabilities and indebtedness not constituting senior securities) except that the Portfolio may borrow up to an additional 5% of its total assets for temporary purposes; or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when-issued and forward commitment

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transactions, dollar rolls, option and futures transactions, currency transactions and similar investment strategies. The Portfolio’s obligations under interest rate and currency swaps are not treated as senior securities.

(3)                                  Makes loans, except that the Portfolio may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities. See “Investment Objective and Policies - Securites Lending” above.

(4)                                  Act as an underwriter of securities within the meaning of the Securities Act of 1933 except to the extent that the purchase of obligations directly from the issuer thereof, or the disposition of securities, in accordance with the Portfolio’s investment objective, policies and limitations may be deemed to be underwriting.

(5)                                  Purchase or sell real estate, except that the Portfolio may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

(6)                                  Purchase or sell commodities except that the Portfolio may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities, may engage in currency transactions and may enter into futures contracts and related options.

Unless otherwise indicated, all limitations apply only at the time that a transaction is undertaken. Any change in the percentage of the Portfolio’s assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Portfolio’s total assets will not require the Portfolio to dispose of an investment until the adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences.

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TRUSTEES AND OFFICERS

The business and affairs of the Fund are managed under the direction of its Board of Trustees. The trustees and executive officers of the Fund, and their business addresses and principal occupations during the past five years, are:

Interested Trustees:

Name, Address and Age	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolio in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee
Richard S. Davis(3) BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 60	Trustee	Since 2005

Managing Director, BlackRock, Inc. (since 2005); Chief Executive Officer, State Street Research & Management Company (2000-2005); Chairman of the Board of Trustees, State Street Research mutual funds (“SSR Funds”) (2000-2005); Senior Vice President, Metropolitan Life Insurance Company (1999-2000); Chairman, SSR Realty (2000-2004).

				55 (includes 50 Portfolios of the Fund and 5 Portfolios of BlackRock Bond Allocation Target Shares)	None

Laurence D. Fink(4) BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 52	Trustee and Chairman of the Valuation and Pricing Committee	Since 2000

Chairman and Chief Executive Officer of BlackRock, Inc. since its formation in 1998 and of BlackRock, Inc.’s predecessor entities since 1988; Chairman of the Executive and Management Committees; formerly, Managing Director of the First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee of The Boys’ Club of New York.

				55 (includes 50 Portfolios of the Fund and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Director, BlackRock, Inc.

(1)             Each Trustee holds office for an indefinite term until the earlier of (1) the next meeting of shareholders at which Trustees are elected and until his or her successor is elected and qualified and (2) such time as such Trustee resigns or his or her term as a Trustee is terminated in accordance with the Fund’s code of regulations and Declaration of Trust.

(2)             A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, that have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

(3)             Mr. Davis is an interested person of the Fund due to his position at BlackRock, Inc.

(4)             Mr. Fink is an interested person of the Fund due to his position at BlackRock, Inc.

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Disinterested Trustees:

Name, Address and Age	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolio in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee
Bruce R. Bond c/o BlackRock Funds, 100 Bellevue Parkway Wilmington, DE 19809 Age: 60	Trustee	Since 2005	Retired; Trustee and member of the Governance Committee, SSR Funds (1997-2005).	55 (includes 50 Portfolios of the Fund and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Director, Avaya, Inc. (information technology).

Honorable Stuart E. Eizenstat Covington & Burling 1201 Pennsylvania Avenue, NW Washington, DC 20004 Age: 64	Trustee and Chairman of the Compliance Committee	Since 2001

Partner and Head of International Practice, Covington & Burling (law firm) (2001-Present); Deputy Secretary of the Treasury (1999-2001), Under Secretary of State for Economic, Business and Agricultural Affairs (1997-1999); Under Secretary of Commerce for International Trade (1996-1997); U.S. Ambassador to the European Union (1993-1996)

				55 (includes 50 Portfolios of the Fund and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Director, UPS Corporation, Inc.; Advisory Board member, The Coca-Cola Company; Advisory Board member, Group Menatep (energy); Advisory Board member, BT Americas (information technology).

Robert M. Hernandez c/o BlackRock Funds, 100 Bellevue Parkway, Wilmington, DE 19809 Age: 62	Trustee, Vice Chairman of the Board and Chairman of the Audit Committee	Since 1996

Retired; Director (1991-2001), Vice Chairman and Chief Financial Officer (1994-2001), Executive Vice President-Accounting and Finance and Chief Financial Officer (1991-1994), USX Corporation (a diversified company principally engaged in energy and steel businesses).

				55 (includes 50 Portfolios of the Fund and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Lead Director, ACE Limited (insurance company); Director and Chairman of the Board, RTI International Metals, Inc.; Director, Eastman Chemical Company.

Dr. Matina Horner c/o BlackRock Funds, 100 Bellevue Parkway, Wilmington, DE 19809 Age: 67	Trustee and Chairperson of the Governance and Nominating Committee	Since 2004	Retired; Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund (TIAA-CREF)(1989-2003).	55 (includes 50 Portfolios of the Fund and 5 Portfolios of BlackRock Bond Allocation Target Shares)

Member and Former Chair of the Board of the Massachusetts General Hospital Institute of Health Professions; Member and Former Chair of the Board of the Greenwall Foundation; Trustee, Century Foundation (formerly The Twentieth Century Fund); Director and Chair of the Audit Committee, N STAR (formerly called Boston Edison); Director, The  Neiman Marcus Group; Honorary Trustee Massachusetts

General Hospital Corporation.

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Name, Address and Age	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolio in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee
Toby Rosenblatt c/o BlackRock Funds, 100 Bellevue Parkway Wilmington, DE 19809 Age: 68	Trustee and Chairman of the Performance Review Committee	Since 2005

President (since 1999) and Vice President - General Partner (since 1990), Founders Investments Ltd. (private investments) (since 1999); Trustee, SSR Funds, Inc. (1990-2005); Trustee, Metropolitan  Series Fund, Inc. (2001-2005).

				55 (includes 50 Portfolios of the Fund and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Director, A.P. Pharma, Inc; Trustee, The James Irvine Foundation (since 1997); Chairman, The Presidio Trust (a Federal corporation) (1997-2005).

David R.Wilmerding, Jr. c/o BlackRock Funds, 100 Bellevue Parkway, Wilmington, DE 19809 Age: 71	Trustee and Chairman of the Board	Since 1996	Retired Chairman, Wilmerding & Associates, Inc. (investment advisers) (until 2006); Chairman, Coho Partners, Ltd. (investment advisers) (2003-2006).

56 (includes 50 Portfolios of the Fund, 5 Portfolios of BlackRock Bond Allocation Target Shares and 1 Portfolio of Chestnut Street Exchange Fund, which is managed by BlackRock Financial Management Inc. and BlackRock Institutional Management Corporation.)

Director, Beaver Management Corporation (land management corporation); Managing General Partner, Chestnut Street Exchange Fund, Chairman since 2006; Director, Peoples First, Inc. (bank holding company) (2001-2004).

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Executive Officers Who Are Not Trustees:

Name, Address and Age	Position(s) Held with Fund	Term of Office(5) and Length of Time Served	Principal Occupation(s) During Past Five Years

Anne Ackerley BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 44	Vice President	Since 2003 (previously served as Assistant Secretary since 2000)

Managing Director, BlackRock, Inc. since May 2000; First Vice President and Operating Officer, Mergers and Acquisitions Group (1997-2000), First Vice President and Operating Officer, Public Finance Group (1995-1997), and First Vice President, Emerging Markets Fixed Income Research (1994-1995), Merrill Lynch & Co.

Neal J. Andrews BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 40	Assistant Treasurer	Since 2006

Managing Director of Administration and Operations Group, BlackRock Inc. (since August 2006); Senior Vice President and Line of Business Head, Fund Accounting and Administration, PFPC Inc. (1992-2006).

Edward Baer BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 38	Assistant Secretary	Since 2005

Managing Director and Senior Counsel (since 2007) and Director and Senior Counsel (2004-2007) of BlackRock, Inc.; Associate, Willkie Farr & Gallagher LLP (2000-2004); Associate, Morgan Lewis & Bockius LLP (1995-2000).

Bart Battista BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 47	Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Since 2004

Chief Compliance Officer and Anti-Money Laundering Compliance Officer of BlackRock, Inc. since 2004; Managing Director (since 2003), and Director (1998-2002) of BlackRock, Inc.; Compliance Officer at Moore Capital Management from 1995 to 1998.

Donald C. Burke BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 46	Treasurer	Since 2006

Managing Director of BlackRock, Inc. (since 2006); Managing Director of Merrill Lynch Investment Managers (“MLIM”) and Fund Asset Management (“FAM”) from (2006), First Vice President thereof (1997-2005) and Treasurer thereof (since 1999), Vice President of MLIM and FAM (1990-1997).

Jay Fife BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 36	Assistant Treasurer	Since 2006

Managing Director (since 2007) and Director (since 2006) of BlackRock, Inc.; Assistant Treasurer of registered investment companies managed by MLIM (2005-2006), Director of MLIM Fund Services Group (2001-2006) and Vice President and Assistant Treasurer of IQ Funds (2005-2006).

Spencer Fleming BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 37	Assistant Treasurer	Since 2006	Director of BlackRock Portfolio Compliance Group (since 2004); Associate in BlackRock Administrative Group (2001-2004); Assistant Vice President, Delaware Investments (1992-2001).

Henry Gabbay BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 58	President	Since 2005	Managing Director, BlackRock, Inc. (since 1989).

Brian P. Kindelan BlackRock Advisors, Inc. 100 Bellevue Parkway Wilmington, DE 19809 Age: 47	Secretary	Since 1997

Managing Director and Senior Counsel (since January 2005), Director and Senior Counsel (2001-2004), and Vice President and Senior Counsel (1998-2000), BlackRock Advisors, Inc.; Senior Counsel, PNC Bank Corp. (May 1995-April 1998).

Robert Mahar BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 61	Assistant Treasurer	Since 2006

Director, Global Portfolio Compliance, BlackRock, Inc. (since 2006); Director and Divisional Compliance Officer for Equities (2002-2006); Director, Portfolio Administration (1999-2001) and Vice President (1996-1999), MLIM; Member of Investment Management Team for Merrill Lynch Pacific Fund, Merrill Lynch Growth Fund and Merrill Lynch Global Value Fund (1996-1999).

(5)             Each officer holds office for an indefinite term until the earlier of (1) the next meeting of trustees at which his or her successor is appointed and (2) such time as such officer resigns or his or her term as an officer is terminated in accordance with the Fund’s code of regulations and Declaration of Trust.

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Name, Address and Age	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years

Howard Surloff BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 41	Assistant Secretary	Since 2006	General Counsel of U.S. Funds at BlackRock, Inc. (since June 2006); General Counsel (U.S.), Goldman Sachs Asset Management (1993-2006).

Vincent Tritto BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 45	Assistant Secretary	Since 2003

Managing Director and Assistant Secretary (since January 2005) and Director and Senior Counsel (2002-2004) of BlackRock, Inc.; Executive Director (2000-2002) and Vice President (1998 - 2000), Morgan Stanley & Co. Incorporated and Morgan Stanley Asset Management Inc. and officer of various Morgan Stanley-sponsored investment vehicles; Counsel (1998) and Associate (1988-1997), Rogers & Wells LLP, New York, NY.

The standing committees of the Board are the Audit Committee, the Governance and Nominating Committee, the Compliance Committee, the Valuation and Pricing Committee and the Performance Review Committee.

The members of the Audit Committee are Messrs. Bond, Hernandez and Wilmerding. Mr. Hernandez serves as Chairman. The Audit Committee is responsible for, among other things: (i) considering management’s recommendations of independent accountants for the Fund and evaluating such accountants’ performance, costs and financial stability; (ii) reviewing and coordinating audit plans prepared by the Fund’s independent accountants and management’s internal audit staff; and (iii) reviewing financial statements contained in periodic reports to shareholders with the Fund’s independent accountants and management. The Audit Committee met 5 times in the last fiscal year.

The members of the Governance and Nominating Committee are Dr. Horner and Messrs. Eizenstat, Bond and Hernandez, Mr. Wilmerding is an ex-officio member. Dr. Horner serves as Chairwoman. The Committee is responsible for selecting and nominating “disinterested” trustees of the Fund. The Committee will consider nominees recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send a nomination which includes biographical information and sets forth the qualifications of the proposed nominee to the Fund’s Secretary. The Committee also is responsible for, among other things, the scheduling and organization of board meetings, evaluating the structure and composition of the board and determining compensation of the Fund’s disinterested trustees. The Committee met 4 times in the last fiscal year.

The members of the Compliance Committee are Dr. Horner and Messrs. Eizenstat and Rosenblatt. Mr. Wilmerding is an ex-officio member. Mr. Eizenstat serves as Chairman. The Committee is responsible for monitoring compliance issues regarding the Fund. The Committee met 3 times in the last fiscal year.

The members of the Valuation and Pricing Committee are Messrs. Bond, Davis, Eizenstat, Fink, Hernandez, Rosenblatt, Wilmerding and Dr. Horner. Mr. Fink serves as Chairman. The Committee is responsible for valuation issues regarding the Fund’s portfolio securities. The Committee met 4 times in the last fiscal year.

The members of the Performance Review Committee are Messrs. Bond, Eizenstat, Rosenblatt and Wilmerding. Mr. Rosenblatt serves as Chairman. The Committee is responsible for reviewing the performance of the Portfolios. The Committee is newly formed and therefore did not meet in the Fund’s last fiscal year.

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The following table shows the dollar range of equity securities owned by the Trustees in the Fund and in other investment companies overseen by the Trustees within the same family of investment companies as of December 31, 2006. Investment companies are considered to be in the same family if they share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies
Interested Trustees

Richard S. Davis	High Yield Bond—$1-$10,000, Investment Trust— $1-$10,000, Small/Mid Cap Growth—$1-$10,000, Global Resources—$10,001-$50,000	$10,001-$50,000

Laurence D. Fink	International Opportunities— over $100,000, Global Science & Technology Opportunities— $50,001-$100,000, Global Resources—$1-$10,000	Over $100,000

Disinterested Trustees

Toby Rosenblatt	Investment Trust—over $100,000	Over $100,000

Stuart E. Eizenstat	Investment Trust—$1-$10,000, Low Duration Bond—$1-$10,000	$1-$10,000

Robert M. Hernandez	Pennsylvania Municipal Money Market—over $100,000	Over $100,000

Dr. Matina Horner	None	None

Bruce R. Bond	Mid-Cap Value—over $100,000	Over $100,000

David R. Wilmerding, Jr.	None	None

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Compensation

Trustees who are not affiliated with BlackRock Advisors, Inc. (“BlackRock”) or BlackRock Distributors, Inc. (“BDI” or the “Distributor”) receive from the BlackRock open-end funds (BlackRock Funds and BlackRock Bond Allocation Target Shares (“BATS”)) the following: (i) an annual retainer payment of $130,000; (ii) $10,000 for participating, either by telephone or in-person, in each Board meeting; (iii) $2,500 for participating, either by telephone or in person, in each Committee meeting; and (iv) an additional annual payment of $50,000 for the Chairman of the Board, $5,000 for the Vice Chairman of the Board, $15,000 for the Audit Committee Chairman and $5,000 for each of the Chairpersons of the Boards’ other committees. Trustees who are not affiliated with BlackRock or the Distributor are reimbursed for any expenses incurred in attending meetings of the Board of Trustees or any committee thereof. The term of office of each trustee will automatically terminate at the end of the calender year in which such trustee reaches 72 years of age. Other than the Fund’s Chief Compliance Officer and certain of his Staff, no officer, director or employee of BlackRock, PFPC Inc. (“PFPC”) (with BlackRock, the “Administrators”), BDI, PNC Bank, National Association (“PNC Bank”) or BlackRock, Inc. currently receives any compensation from the Fund. As of the date of this Statement of Additional Information, the trustees and officers of the Fund, as a group, owned less than 1% of the outstanding shares of each class of the Fund.

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The table below sets forth the compensation actually received from the Fund and the Fund Complex of which the Fund is a part by the disinterested trustees and the Fund’s Chief Compliance Officer and certain of his staff for the fiscal year ended September 30, 2006. The Trustees and the Chief Compliance Officer and certain of his staff are paid jointly by the Fund and BATS. The portion of such compensation to be paid by each of the Fund and BATS is determined based on total net assets of each at the end of each fiscal year.

	Aggregate Compensation from Registrant	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Registrant and Fund Complex
David R. Wilmerding, Jr.	$149,603	N/A	N/A	149,750	(3)(1)
Honorable Stuart E. Eizenstat	$137,865	N/A	N/A	138,000	(2)(1)
Robert M. Hernandez	$147,605	N/A	N/A	147,750	(2)(1)
Dr. Matina Horner	$143,109	N/A	N/A	143,250	(2)(1)
Bruce R. Bond	$138,113	N/A	N/A	138,250	(2)(1)
Toby Rosenblatt	$133,619	N/A	N/A	133,750	(2)(1)
Bart Battista, Chief Compliance Officer and Anti-Money Laundering Officer(2)	$402,410	N/A	N/A	402,810

(1)    Total number of investment company boards trustees served on within the Fund Complex.

(2)    The Fund’s Chief Compliance Officer and certain of his staff are paid jointly by the Fund, other funds in the BlackRock fund family and BlackRock. The Fund’s Board approves annually the compensation for the Chief Compliance Officer and certain of his staff, including the appropriate portion of such compensation to be paid by the Fund.

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SHAREHOLDER AND TRUSTEE LIABILITY OF THE FUND

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Fund’s Declaration of Trust provides that shareholders shall not be subject to any personal liability in connection with the assets of the Fund for the acts or obligations of the Fund, and that every note, bond, contract, order or other undertaking made by the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or some other reason. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund, and shall satisfy any judgment thereon.

The Declaration of Trust further provides that all persons having any claim against the trustees or Fund shall look solely to the trust property for payment; that no trustee of the Fund shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust property or the conduct of any business of the Fund; and that no trustee shall be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties as a trustee. With the exception stated, the Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a trustee, and that the Fund will indemnify officers, representatives and employees of the Fund to the same extent that trustees are entitled to indemnification.

INVESTMENT ADVISORY, ADMINISTRATION,
DISTRIBUTION AND SERVICE ARRANGEMENTS

Advisory Agreement. The advisory services provided by BlackRock, an indirect majority-owned subsidiary of PNC Bank Corp., and the fees received by it for such services are described in the Prospectus. For its investment advisory services to the Portfolio, the Adviser is entitled to a fee, computed daily for the Portfolio and payable monthly, at the annual rate of .20% of the Portfolio’s average daily net assets. From time to time, the Adviser may waive some or all of its advisory fee from the Portfolio.

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Under the Advisory Agreement, BlackRock is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Portfolio in connection with the performance of the Advisory Agreement. Under the Advisory Agreement, BlackRock is liable for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard of their respective duties and obligations thereunder. The Advisory Agreement is terminable as to the Portfolio by vote of the Fund’s Board of Trustees or by the holders of a majority of the outstanding voting securities of the

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Portfolio, at any time without penalty, on 60 days’ written notice to BlackRock as the case may be. BlackRock may also terminate their advisory relationship with respect to the Portfolio on 60 days’ written notice to the Fund.

For the period from October 1, 2005, to September 30, 2006, BlackRock Strategic Portfolio I paid no advisory fees to BlackRock, and BlackRock waived $149,319 in expenses.

For the period from October 1, 2004 to September 30, 2005, BlackRock Strategic Portfolio I paid no advisory fees, and BlackRock waived $139,505 in expenses.

For the period from October 1, 2003, to September 30, 2004, BlackRock Strategic Portfolio I paid no advisory fees to BlackRock, and BlackRock waived $160,571 in expenses.

Administration Agreement. The Fund has entered into an Administration Agreement with BAI, whose principal business offices are located at 40 E. 52nd Street, New York, New York, 10022, and PFPC (the “Administration Agreement”). PFPC, whose principal business offices are located at 301 Bellevue Parkway, Wilmington, Delaware 19809, has agreed to maintain office facilities for the Fund; furnish the Fund with statistical and research data, clerical, accounting, and bookkeeping services; provide and supervise the operation of an automated data processing system to process purchase and redemption orders; provide information and distribute written communications to shareholders; handle shareholder problems and calls; research issues raised by financial intermediaries relating to investments in the Portfolio’s shares; review and provide advice with respect to communications for the Portfolio’s shares; monitor the investor programs that are offered in connection with the Portfolio’s shares; provide oversight and related support services that are intended to ensure the delivery of quality service to the holders of the Portfolio’s shares; and provide certain other services required by the Fund.

BAI is responsible for: the supervision and coordination of the performance of the Fund’s service providers; the negotiation of service contracts and arrangements between the Fund and its service providers; acting as liaison between the trustees of the Fund and the Fund’s service providers; and providing ongoing business management and support services in connection with the Fund’s operations.

As compensation for these services, BAI and PFPC (collectively, the “Administrators”) are entitled to receive a combined fee, computed daily and payable monthly, at the maximum annual aggregate rate of ..10% of the first $500 million of the Portfolio’s average daily net assets, ..08% of the next $500 million of the Portfolio’s average daily net assets, and ..06% of the Portfolio’s average daily net assets in excess of $1 billion. From time to time the Administrators may waive some or all of their administration fees from the Portfolio and may voluntarily reimburse the Portfolio for expenses.

The Administration Agreement provides that the Administrators will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Portfolio in connection with the performance of the Administration Agreement, except a loss resulting from

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willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard of their respective duties and obligations thereunder. In addition, the Fund will indemnify each of BAI and PFPC and their affiliates against any loss arising in connection with their provision of services under the Administration Agreement, except that neither BAI nor PFPC nor their affiliates shall be indemnified against any loss arising out of willful misfeasance, bad faith, gross negligence or reckless disregard of their duties under the Administration Agreement.

For the period from October 1, 2005, to September 30, 2006, BlackRock Strategic Portfolio I paid $104,374 in administrative fees to the Administrators, and the Administrators waived $64,147 in fees.

For the period from October 1, 2004 to September 30, 2005, BlackRock Strategic Portfolio I paid $160,431 in administrative fees to the Administrators, and the Administrators waived $107,497 in fees.

For the period from October 1, 2003, to September 30, 2004, BlackRock Strategic Portfolio I paid $108,129 in administrative fees to the Administrators, and the Administrators waived $76,527 in fees.

In addition, pursuant to a Shareholders’ Administrative Services Agreement, BlackRock provides certain shareholder liaison services in connection with the Fund’s investor service center. The Fund reimburses BlackRock for its costs in maintaining the service center, which costs include, among other things, employee salaries, leasehold expenses, and other out-of-pocket expenses. For the fiscal year ended September 30, 2006, the Fund reimbursed BlackRock $3,749,156 pursuant to the Agreement.

Custodian and Transfer Agency Agreements. PFPC Trust Company (“PTC”), an affiliate of BlackRock, whose principal business address is 8800 Tinicum Boulevard, Philadelphia, PA 19153, is custodian of the Fund’s assets pursuant to a custodian agreement (the “Custodian Agreement”). Under the Custodian Agreement, PTC or a sub-custodian (i) maintains a separate account or accounts in the name of the Portfolio, (ii) holds and transfers portfolio securities on account of the Portfolio, (iii) accepts receipts and makes disbursements of money on behalf of the Portfolio, (iv) collects and receives all income and other payments and distributions on account of the Portfolio’s securities and (v) makes periodic reports to the Board of Trustees concerning the Portfolio’s operations. PTC is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that, with respect to sub-custodians other than sub-custodians for non-U.S. securities, PTC remains responsible for the performance of all its duties under the Custodian Agreement and holds the Fund harmless from the acts and omissions of any sub-custodian. Citibank, N.A. serves as the international sub-custodian for the Portfolio and has been appointed by the Board of Trustees as the Fund’s “foreign custody manager” under Rule 17f-5 of the 1940 Act. As foreign custody manager, Citibank, N.A. selects and monitors foreign sub-custodian banks and furnishes information relevant to the selection of foreign depositories.

For its services to the Fund under the Custodian Agreement, PTC is entitled to receive a fee which is calculated based upon the Portfolio’s average gross assets as follows: .0073% of the first $250 million of each Portfolio’s average gross assets, .006% of the next $250 million of each Portfolio’s average gross assets, .0056% of the next $250 million of each Portfolio’s average gross assets, .0048% of the next $250 million of each Portfolio’s average gross assets,

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and ..004% of each Portfolio’s average gross assets in excess of $1.00 billion, with a minimum monthly fee of $1,000 per investment portfolio. PTC is also entitled to out-of-pocket expenses and certain transaction charges.

PFPC, which has its principal offices at 301 Bellevue Parkway, Wilmington, DE 19809 and is an affiliate of BlackRock, serves as the transfer and dividend disbursing agent for the Fund pursuant to a Transfer Agency Agreement (the “Transfer Agency Agreement”), under which PFPC (i) issues and redeems shares in the Portfolio, (ii) addresses and mails all communications by the Portfolio to record owners of its shares, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Board of Trustees concerning the operations of the Portfolio. PFPC may, on 30 days’ notice to the Fund, assign its duties as transfer and dividend disbursing agent to any other affiliate of PNC Bank Corp. For its services, PFPC receives per account and transaction fees and disbursements.

Distributor. The Fund has entered into a distribution agreement with the Distributor under which the Distributor, as agent, offers shares of the Portfolio on a continuous basis. The Distributor has agreed to use appropriate efforts to effect sales of the shares, but it is not obligated to sell any particular amount of shares. The Distributor’s principal business office is 760 Moore Road, King of Prussia, PA 19406. The Distributor is an affiliate of BlackRock.

Pursuant to the Fund’s Amended and Restated Distribution and Service Plan (the “Plan”), the Fund may pay the Distributor and/or BlackRock or any other affiliate of BlackRock fees for distribution and sales support services. Currently, only Investor B, Investor B1, Investor B2, Investor C, Investor C1, Investor C2 and R Shares bear the expense of distribution fees under the Plan. In addition, the Fund may pay to brokers, dealers, financial institutions and industry professionals (including BlackRock, Merrill Lynch, Hilliard Lyons and their affiliates) (collectively, “Service Organizations”) fees for the provision of personal services to shareholders. In the past, BlackRock has retained a portion of the shareholder servicing fees paid by the Fund. The Plan provides, among other things, that: (i) the Board of Trustees shall receive quarterly reports regarding the amounts expended under the Plan and the purposes for which such expenditures were made; (ii) the Plan will continue in effect for so long as its continuance is approved at least annually by the Board of Trustees in accordance with Rule 12b-1 under the 1940 Act; (iii) any material amendment thereto must be approved by the Board of Trustees, including the trustees who are not “interested persons” of the Fund (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement entered into in connection with the Plan (the “12b-1 Trustees”), acting in person at a meeting called for said purpose; (iv) any amendment to increase materially the costs which any class of shares may bear for distribution services pursuant to the Plan shall be effective only upon approval by a vote of a

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majority of the outstanding shares of such class and by a majority of the 12b-1 Trustees; and (v) while the Plan remains in effect, the selection and nomination of the Fund’s trustees who are not “interested persons” of the Fund shall be committed to the discretion of the Fund’s non-interested trustees.

The Plan is terminable as to any class of shares without penalty at any time by a vote of a majority of the 12b-1 Trustees, or by vote of the holders of a majority of the shares of such class.

The Fund currently does not make distribution payments with respect to Investor A, Investor A1, HL, Service, Institutional or BlackRock Shares under the Plan. However, the Plan permits BDI, BlackRock and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Fund). From time to time, BDI, BlackRock or their affiliates may compensate affiliated and unaffiliated Service Organizations for the sale and distribution of shares of the Fund or for services to the Fund and its shareholders. These payments would be in addition to the Fund payments described in this Statement of Additional Information for distribution and shareholder servicing. These payments may take the form of, among other things, “due diligence” payments for a dealer’s examination of the Portfolios and payments for providing extra employee training and information relating to Portfolios; “listing” fees for the placement of the Portfolios on a dealer’s list of mutual funds available for purchase by its customers; “finders” or “referral” fees for directing investors to the Fund; “marketing support” fees for providing assistance in promoting the sale of the Funds’ shares; payments for the sale of shares and/or the maintenance of share balances; CUSIP fees; maintenance fees; and set-up fees regarding the establishment of new accounts. The payments made by BDI, BlackRock and their affiliates may be a fixed dollar amount or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organizations involved, and may be different for different Service Organizations. The payments described above are made from BDI’s, BlackRock’s or their affiliates’ own assets pursuant to agreements with Service Organizations and do not change the price paid by investors for the purchase of the Fund’s shares or the amount the Fund will receive as proceeds from such sales.

The payments described above may be made, at the discretion of BDI, BlackRock or their affiliates to Service Organizations in connection with the sale and distribution of Fund shares. Pursuant to applicable NASD regulations, the details of certain of these payments, including the Service Organizations receiving such payments in connection with the sale and distribution of Fund shares, are required to be disclosed. As of the date of this Statement of Additional Information, as amended or supplemented from time to time, the following Service Organizations are receiving such payments: Citigroup, Fidelity, Merrill Lynch, UBS, Morgan Stanley, Linsco/Private Ledger, Wachovia Securities, Raymond James & Associates, Inc., Raymond James Financial Services, Inc., AXA Advisors, LLC, Oppenheimer & Co. Inc., MetLife Securities, Inc., Walnut Street Securities Inc., New England Securities Corporation and Tower Square Securities Inc. The level of payments made to these Service Organizations in any year will vary and normally will not exceed the sum of (a) 0.25% of such year’s Fund sales by that Service Organization and (b) 0.21% of the assets attributable to that Service Organization invested in Equity Portfolios of the Fund and 0.11% of the assets attributable to that Service Organization invested in Bond Portfolios of the Fund.

In lieu of payments pursuant to the foregoing formula, BDI, BlackRock or their affiliates may make payments to the above-named Service Organizations of an agreed upon amount which will not exceed the amount that would have been payable pursuant to the formula, and make similar payments to other Service Organizations.

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If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult your financial adviser and review carefully any disclosure by the financial firm as to compensation received by your financial adviser for more information about such payments.

Furthermore, the Distributor, BlackRock and their affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, and may sponsor various contests and promotions subject to applicable NASD regulations in which participants may receive prizes such as travel awards, merchandise and cash. Subject to applicable NASD regulations, the Distributor, BlackRock and their affiliates may also (i) pay for the travel expenses, meals, lodging and entertainment of broker/dealers, financial institutions and their salespersons in connection with educational and sales promotional programs, (ii) sponsor speakers, educational seminars and charitable events and (iii) provide other sales and marketing conferences and other resources to broker/dealers, financial institutions and their salespersons.

BlackRock, Inc., the parent company of BlackRock, has agreed to pay PNC Bank, National Association and PNC Bank, Delaware (including Hilliard Lyons Asset Management, Wealth Management, Hawthorn and Institutional Investment Group) fees for administration and servicing with respect to assets of the Fund attributable to shares held by customers of such entities. These assets are predominantly in the Institutional Share Class of the Fund, with respect to which the Fund does not pay shareholder servicing fees under the Plan. The fees are paid at .20% of the net assets of the Portfolio.

In addition to, rather than in lieu of, distribution and shareholder servicing fees that the Fund may pay to a Service Organization pursuant to the Plan and fees the Fund pays to its transfer agent, the Fund may enter into non-Plan agreements with Service Organizations pursuant to which the Fund will pay a Service Organization for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization or (2) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial. From time to time, BlackRock, BDI or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits.

Other Distribution Arrangements. The Fund and BlackRock have entered into distribution agreements with UBS AG and BMO Harris Investment Management Inc. whereby those firms may, in certain circumstances, sell shares of the Fund in certain foreign jurisdictions.

Code of Ethics. The Fund, BlackRock, BFM, BIL, BIMC and the Distributor have adopted codes of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Portfolio.

Proxy Voting Policies. The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund’s Board of Trustees. The Fund expects BlackRock and its affiliates to vote proxies related to the Fund’s portfolio securities for which the Fund has voting authority consistent with the Fund’s best interests. BlackRock has adopted its own proxy voting policies (the “Proxy Voting Policy”) to be used in voting the Fund’s proxies. The Proxy Voting Policy is attached as Appendix C

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Copies of the proxy voting record of the Portfolios are available without charge, upon request, by calling 1-800-699-1236 and are posted on the Securities and Exchange Commission’s website at http://www.sec.gov and reflect the twelve-month period beginning July 1 and ending June 30. The proxy voting record is also available on the Fund’s website at www.blackrock.com.

Disclosure of Portfolio Holdings. The Board of Trustees and BlackRock have each approved Portfolio Information Distribution Guidelines (the “Guidelines”) regarding the disclosure of the Fund’s portfolio securities and other portfolio information. The purpose of the Guidelines is to ensure that (i) shareholders and prospective shareholders of the Fund have equal access to portfolio holdings and characteristics and (ii) third parties (such as consultants, intermediaries and third party data providers) receive such information no more frequently than shareholders and prospective shareholders.

Asset and Return Information. Data on NAV’s, asset levels (by total Portfolio and share class), accruals, yields, capital gains, dividends and Portfolio returns (net of fees by share class) are available to shareholders, prospective shareholders, consultants, intermediaries and third party data providers upon request, as soon as such data is available. Data on number of shareholders (total and by share class) and benchmark returns (including performance measures such as standard deviation, information ratio, Sharpe ratio, alpha, and beta) are available to shareholders, prospective shareholders, consultants, intermediaries and third party data providers as soon as such data is released after month-end.

Portfolio Characteristics. Examples of portfolio characteristics include sector allocation, credit quality breakdown, maturity distribution, duration and convexity measures, average credit quality, average maturity, average coupon, top 10 holdings with percent of the Portfolio held, average market capitalization, capitalization range, ROE, P/E, P/B, P/CF, P/S and EPS.

1.      Month-end portfolio characteristics are available to shareholders, prospective shareholders, intermediaries and consultants on the fifth calendar day after month-end.(6)

2.      Fund Fact Sheets, which contain certain portfolio characteristics, are available to shareholders, prospective shareholders, intermediaries and consultants on a quarterly basis and will be posted to the Fund’s website promptly upon becoming available.

Portfolio Holdings. In addition to position description, portfolio holdings may also include Portfolio name, CUSIP, ticker symbol, total share and market value for each Equity Portfolio and Portfolio name, ticker symbol, coupon, maturity, current face amount or quantity, CUSIP or SEDOL, market value, market price, yield, weighted average life, duration and convexity of each security in the Portfolio as of a specific date.

(6)    The precise number of days specified above may vary slightly from period to period depending on whether the fifth or the 20th calendar day falls on a weekend or holiday.

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1.      Month-end portfolio holdings are available to shareholders, prospective shareholders, intermediaries and consultants on the 20th calendar day after month-end.(6)

2.      Quarter-end portfolio holdings are available to third party data providers (e.g., Lipper, Morningstar, Bloomberg, Thomson and S&P) on the 20th calendar day after quarter-end.(6)

Other Information. To the extent other Fund information such as attribution analyses or security-specific information (e.g., information about Portfolio holdings where an issuer has been downgraded, been acquired or declared bankruptcy) is provided on an individual basis, such information shall also be made available to existing and prospective shareholders. The executive officers of the Fund may authorize disclosure of the Fund’s portfolio securities and other portfolio information.

Implementation. All Fund and BlackRock employees must adhere to the Guidelines when responding to inquiries from shareholders, prospective shareholders, consultants, intermediaries and third party data providers. In certain circumstances, portfolio information may be released to certain third parties who have signed confidentiality agreements. The Fund’s Chief Compliance Officer (“CCO”) is responsible for oversight of compliance with the Guidelines and will recommend to the Board of Trustees any changes to the Guidelines that he deems necessary or appropriate to ensure the Fund’s and BlackRock’s compliance.

Ongoing Arrangements. As of January 31, 2007, the Fund has ongoing arrangements with the following entities to make available portfolio holdings information:

1.      PFPC Trust Company pursuant to the Fund’s Amended and Restated Custodian Agreement under which the Fund’s portfolio holdings information is provided daily on a real-time basis.

2.      PFPC Inc. pursuant to the Fund’s Amended and Restated Administration Agreement under which the Fund’s portfolio holdings information is provided daily on a real-time basis.

3.      Deloitte & Touche LLP, the Fund’s independent registered public accountant, whereby the Fund’s portfolio holdings information is provided in connection with the preparation of the Fund’s annual financial statements.

With respect to each such arrangement, the Fund has a legitimate business purpose for the release of information. The release of the information is subject to confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon the information provided. The Fund, BlackRock and their affiliates do not receive any compensation or other consideration in connection with such arrangements.

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PORTFOLIO MANAGERS AND PORTFOLIO TRANSACTIONS

Portfolio Managers

As of September 30, 2006, Keith Anderson managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	27	$19.4 billion	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	5	$2.3 billion	3	$2.2 billion
Other Accounts	251	$88.0 billion	18	$6.6 billion

As of September 30, 2006, Andrew Gordon managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	16	$2.4 billion	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	27	$9.4 billion	4	$1.3 billion
Other Accounts	96	$29.6 billion	17	$3.7 billion

As of September 30, 2006, Scott Thiel managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	11	$1.2 billion	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	19	$4.9 billion	4	$1.5 billion
Other Accounts	98	$27.1 billion	15	$3.1 billion

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund. In this connection, it should be noted Messrs. Anderson and Gordon currently manage certain accounts that are subject to performance fees. In addition, Messrs. Anderson and Gordon assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

Portfolio Manager Compensation

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include

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a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

Long-Term Retention and Incentive Plan (LTIP) —The LTIP is a long-term incentive plan that seeks to reward certain key employees. The plan provides for the grant of awards that are expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock. Each portfolio manager has received awards under the LTIP.

Deferred Compensation Program —A portion of the compensation paid to each portfolio manager may be voluntarily deferred by the portfolio manager into an account that tracks the performance of certain of the firm’s investment products. Each portfolio manager is permitted to allocate his deferred amounts among various options, including to certain of the firm’s hedge funds and other unregistered products. In addition, prior to 2005, a portion of the annual compensation of certain senior managers, including each portfolio manager, was mandatorily deferred in a similar manner for a number of years. Beginning in 2005, a portion of the annual compensation of certain senior managers, including Messrs. Anderson and Gordon, is paid in the form of BlackRock, Inc. restricted stock units which vest ratably over a number of years.

Options and Restricted Stock Awards —While incentive stock options are not currently being awarded to BlackRock employees, BlackRock, Inc. previously granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock, Inc. also has a restricted stock award program designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years. Messrs. Anderson and Gordon have been granted stock options in prior years, and each portfolio manager participates in BlackRock’s restricted stock program.

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP) and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income.  The RSP offers a range of investment options, including registered investment companies managed by the firm. Company contributions follow the investment direction set by participants for their own contributions or absent, employee investment direction, are invested into a stable value fund.  The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date.   Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000.  Each portfolio manager is eligible to participate in these plans.

Annual incentive compensation for each portfolio manager is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s teamwork and contribution to the overall performance of these portfolios and BlackRock. Unlike many other firms, portfolio managers at BlackRock compete against benchmarks rather than each other. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts are measured. A group of BlackRock, Inc.’s officers determines the benchmarks against which to compare the performance of funds and other accounts managed by each portfolio manager. With respect to the portfolio managers, such benchmarks include the following:

Portfolio Manager	Portfolio Managed	Benchmarks Applicable to Each Manager
Keith Anderson	Strategic Portfolio I

A combination of market-based indices (e.g., Citigroup 1-Year Treasury Index, Merrill Lynch 1-3 Year Treasury Index, Lehman Brothers Intermediate Government Index, Lehman Brothers Intermediate Gov/Credit Index, Lehman Brothers Aggregate Index, Lehman Brothers Intermediate Aggregate Index and others), certain customized indices and certain fund industry peer groups. Strategic Portfolio I is a component of a broader portfolio and is not measured against a specific index. The broader portfolio is measured against the Lehman Brothers Aggregate Index.

Andrew Gordon	Strategic Portfolio I

A combination of market-based indices (e.g., Citigroup Non-U.S. World Government Bond Index, MSCI All Country World Index), certain customized indices and certain fund industry peer groups. Strategic Portfolio I is a component of a broader portfolio and is not measured against a specific index. The broader portfolio is measured against the Lehman Brothers Aggregate Index.

Scott Thiel	Strategic Portfolio I

A combination of market-based indices (e.g., Citigroup Non-U.S. World Government Bond Index), certain customized indices and certain fund industry peer groups. Strategic Portfolio I is a component of a broader portfolio and is not measured against a specific index. The broader portfolio is measured against the Lehman Brothers Aggregate Index.

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The group of BlackRock, Inc.’s officers then makes a subjective determination with respect to the portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. Senior portfolio managers who perform additional management functions within BlackRock may receive additional compensation for serving in these other capacities.

As of September 30, 2006, the end of the Fund’s most recently completed fiscal year, the dollar range of securities beneficially owned by each portfolio manager in the Portfolios is shown below:

Portfolio Manager	Portfolio Managed	Dollar Range of Equity Securities of the Portfolio Owned(7)
Keith Anderson	BlackRock Strategic Portfolio I	None
Andrew Gordon	BlackRock Strategic Portfolio I	None
Scott Thiel	BlackRock Strategic Portfolio I	None

(7)             Includes securities attributable to the portfolio manager’s participation in certain deferred compensation and retirement programs.

Portfolio Transactions

The Adviser is responsible for decisions to buy and sell securities for the Portfolio, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions. The securities in which the Portfolio invests are traded principally in the over-the-counter market. In the over-the-counter market, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a mark-up to the dealer. Securities purchased in underwritten offerings generally include, in the price, a fixed amount of compensation for the manager(s), underwriter(s) and dealer(s). The Portfolio may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. Purchases and sales of debt securities on a stock exchange are effected through brokers who charge a commission for their services.

One or more of the other accounts which the Adviser manages may own from time to time the same investments as the Portfolio. Investment decisions for the Portfolio are made independently from those of such other accounts; however, from time to time, the same investment decision may be made for more than one company or account. BlackRock allocates investments among client accounts in a fair and equitable manner. A variety of factors will be considered in making such allocations. These factors include: (i) investment objectives or strategies for particular accounts, (ii) tax considerations of an account, (iii) risk or investment concentration parameters for an account, (iv) supply or demand for a security at a given price level, (v) size of available investment, (vi) cash availability and liquidity requirements for accounts, (vii) regulatory restrictions, (viii) minimum investment size of an account, (ix) relative size of account, and (x) such other factors as may be approved by BlackRock’s general counsel. Moreover, investments may not be allocated to one client account over another based on any of the following considerations: (i) to favor one client account at the expense of another, (ii) to generate higher fees paid by one client account over another or to produce greater performance

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compensation to BlackRock, (iii) to develop or enhance a relationship with a client or prospective client, (iv) to compensate a client for past services or benefits rendered to BlackRock or to induce future services or benefits to be rendered to BlackRock, or (v) to manage or equalize investment performance among different client accounts.

Equity securities will generally be allocated among client accounts within the same investment mandate on a pro rata basis. This pro-rata allocation may result in a Portfolio receiving less of a particular security than if pro-ration had not occurred. All allocations of equity securities will be subject, where relevant, to share minimums established for accounts and compliance constraints.

Initial public offerings of securities may be over-subscribed and subsequently trade at a premium in the secondary market. When BlackRock is given an opportunity to invest in such an initial offering or “hot issue,” the supply of securities available for client accounts is often less than the amount of securities the accounts would otherwise take. In order to allocate these investments fairly and equitably among client accounts over time, each portfolio manager or a member of his or her respective investment team will indicate to BlackRock’s trading desk their level of interest in a particular offering with respect to eligible clients accounts for which that team is responsible. Initial public offerings of U.S. equity securities will be identified as eligible for particular client accounts that are managed by portfolio teams who have indicated interest in the offering based on market capitalization of the issuer of the security and the investment mandate of the client account and in the case of international equity securities, the country where the offering is taken place and the investment mandate of the client account. Generally, shares received during the initial public offering will be allocated among participating client accounts within each investment mandate on a pro rata basis. In situations where supply is too limited to be allocated among all accounts for which the investment is eligible, portfolio managers may rotate such investment opportunities among one or more accounts so long as the rotation system provides for fair access for all client accounts over time.

Because different accounts may have differing investment objectives and policies, BlackRock may buy and sell the same securities at the same time for different clients based on the particular investment objective, guidelines and strategies of those accounts. For example, BlackRock may decide that it may be entirely appropriate for a growth fund to sell a security at the same time a value fund is buying that security. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients. For example, sales of a security by BlackRock on behalf of one or more of its clients may decrease the market price of such security, adversely impacting other BlackRock clients that still hold the security.

In certain instances, BlackRock may find it efficient for purposes of achieving best execution, to aggregate certain contemporaneous purchases or sale orders of its advisory accounts (a/k/a “bunching”). In general, all contemporaneous trades for client accounts under management by the same portfolio manager or investment team will be bunched in a single order if the trader believes the bunched trade would provide each client with an opportunity to achieve a more favorable execution at a potentially lower execution cost. The costs associated with a bunched order will be shared pro rata among the clients in the bunched order. Generally, if an order for a particular portfolio manager or management team is filled at several different prices

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through multiple trades, all accounts participating in the order will receive the average price except in the case of certain international markets where average pricing is not permitted. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Portfolio is concerned, in other cases it could be beneficial to the Portfolio. Transactions effected by BlackRock on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price. The trader will give the bunched order to the broker dealer that the trader has identified as being able to provide the best execution of the order. Orders for purchase or sale of securities will be placed within a reasonable amount of time of the order receipt and bunched orders will be kept bunched only long enough to execute the order.

Portfolio Turnover Rates. The Portfolio’s annual portfolio turnover rate will not be a factor preventing a sale or purchase when the Adviser believes investment considerations warrant such sale or purchase. Portfolio turnover may vary greatly from year to year as well as within a particular year. The Adviser expects to allocate a portion of its separate account clients’ portfolios to the Portfolio when it believes that the securities in which the Portfolio invest present favorable risk-reward characteristics. During other periods, investments by the separate accounts in the Portfolio may be redeemed. This activity may produce higher than normal portfolio turnover which may result in increased transaction costs to the Portfolio. As of the date of this Statement of Additional Information, under normal market conditions the annual portfolio turnover rate of the Portfolio is not expected to exceed 400%.

It is expected that under normal market conditions the annual portfolio turnover rate of the Portfolio will not exceed 400%, excluding securities having a maturity of one year or less. Because it is difficult to predict accurately portfolio turnover rate, actual turnover may be higher or lower. Higher portfolio turnover results in increased Portfolio expenses, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on reinvestment in other securities.

The Portfolio will not purchase securities during the existence of any underwriting or selling group relating to such securities of which BlackRock, the Administrators, the Distributor or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Board of Trustees in accordance with Rule 10f-3 under the 1940 Act. In no instance will portfolio securities be purchased from or sold to BlackRock, the Administrators, the Distributor or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law.

The portfolio turnover rate of the Portfolio is calculated by dividing the lesser of the Portfolio’s annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities held by the Portfolio during the year.

For the period from October 1, 2005, to September 30, 2006, BlackRock Strategic Portfolio I paid $12,009 in brokerage commissions. For that period, BlackRock Strategic Portfolio I had the portfolio turnover rate of 156%.

For the period from October 1, 2003, to September 30, 2004, BlackRock Strategic Portfolio I paid no brokerage commissions. For that period, BlackRock Strategic Portfolio I had the portfolio turnover rate of 203%.

For the period from October 1, 2004 to September 30, 2005, BlackRock Strategic Portfolio I paid $10,809 brokerage commissions. For that period, BlackRock Strategic Portfolio I had a portfolio turnover rate of 223%.

The Fund is required to identify any securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Fund as of the end of its most recent fiscal year. As of September 30, 2006, the Portfolio held no such securities.

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Other Potential Conflicts of Interest

Potential Conflicts of Interest

Activities of the BlackRock Financial Management, Inc., BlackRock, Inc. and its affiliates (collectively, “BlackRock”); The PNC Financial Services Group, Inc. and its affiliates (collectively, “PNC”); Merrill Lynch & Co., Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and their affiliates (collectively, “Merrill Lynch”); and Other Accounts Managed by BlackRock, PNC or Merrill Lynch.

BlackRock is one of the world’s largest asset management firms with approximately $1 trillion in assets under management. Merrill Lynch is a full service investment banking, broker-dealer, asset management and financial services organization. PNC is a diversified financial services organization spanning the retail, business and corporate markets.  BlackRock, Merrill Lynch and PNC are affiliates of one another.  BlackRock, PNC, Merrill Lynch and their affiliates (including, for these purposes, their directors, partners, trustees, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of a Portfolio (collectively, “Affiliates”), are engaged worldwide in businesses, including equity, fixed income, cash management and alternative investments, and have interests other than that of managing the Portfolio. These are considerations of which investors in a Portfolio should be aware, and which may cause conflicts of interest that could disadvantage the Portfolio and its shareholders. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments, and companies that may be purchased or sold by a Portfolio.

BlackRock and its Affiliates, including, without limitation, PNC and Merrill Lynch, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of a Portfolio and/or that engage in transactions in the same types of securities, currencies and instruments as the Portfolio. One or more Affiliates are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more Affiliates are or may be actively engaged in transactions in the same securities, currencies, and instruments in which a Portfolio invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which a Portfolio invests, which could have an adverse impact on the Portfolio’s performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of a Portfolio’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Portfolio. When BlackRock Financial Management, Inc. and its advisory affiliates seek to purchase or sell the same assets for their managed accounts, including a Portfolio, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for a Portfolio.

In addition, transactions in investments by one or more other accounts managed by BlackRock, PNC, Merrill Lynch or another Affiliate may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Portfolio, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur when investment decisions regarding a Portfolio are based on research or other information that is also used to support decisions for other accounts. When BlackRock, PNC, Merrill Lynch or another Affiliate implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for a Portfolio, market impact, liquidity constraints, or other factors could result in the Portfolio receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Portfolio could otherwise be disadvantaged. BlackRock, PNC or Merrill Lynch may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause a Portfolio to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

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Conflicts may also arise because portfolio decisions regarding a Portfolio may benefit other accounts managed by BlackRock, PNC, Merrill Lynch or another Affiliate. For example, the sale of a long position or establishment of a short position by a Portfolio may impair the price of the same security sold short by (and therefore benefit) one or more Affiliates or their other accounts, and the purchase of a security or covering of a short position in a security by a Portfolio may increase the price of the same security held by (and therefore benefit) one or more Affiliates or their other accounts.

BlackRock, PNC, Merrill Lynch, other Affiliates and their clients may pursue or enforce rights with respect to an issuer in which a Portfolio has invested, and those activities may have an adverse effect on the Portfolio. As a result, prices, availability, liquidity and terms of the Portfolio’s investments may be negatively impacted by the activities of BlackRock, PNC, Merrill Lynch, other Affiliates or their clients, and transactions for the Portfolio may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The results of a Portfolio’s investment activities may differ significantly from the results achieved by BlackRock Financial Management, Inc. and its Affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that one or more Affiliates and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by a Portfolio. Moreover, it is possible that a Portfolio will sustain losses during periods in which one or more Affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for a Portfolio in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, a Portfolio’s activities may also be restricted because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when BlackRock Financial Management, Inc., and/or one or more Affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock Financial Management, Inc. and/or one or more Affiliates are performing services or when position limits have been reached.

In connection with its management of a Portfolio, BlackRock Financial Management, Inc. may have access to certain fundamental analysis and proprietary technical models developed by one or more Affiliates (including Merrill Lynch). BlackRock Financial Management, Inc. will not be under any obligation, however, to effect transactions on behalf of a Portfolio in accordance with such analysis and models. In addition, neither BlackRock nor any of its Affiliates (including Merrill Lynch and PNC) will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of a Portfolio and it is not anticipated that BlackRock Financial Management, Inc. will have access to such information for the purpose of managing the Portfolio. The proprietary activities or portfolio strategies of BlackRock and its Affiliates (including Merrill Lynch and PNC) or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by BlackRock Financial Management, Inc. in managing a Portfolio.

In addition, certain principals and certain employees of BlackRock Financial Management, Inc. are also principals or employees of BlackRock, Merrill Lynch, PNC or another Affiliate. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in a Portfolio should be aware.

BlackRock Financial Management, Inc. may enter into transactions and invest in securities, instruments and currencies on behalf of a Portfolio in which customers of BlackRock, PNC, Merrill Lynch or another Affiliate, or, to the extent permitted by the SEC, BlackRock, PNC or Merrill Lynch or another Affiliate, serve as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the Portfolio, and such party may have no incentive to assure

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that the Portfolio obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by a Portfolio may enhance the profitability of BlackRock, Merrill Lynch and/or PNC or another Affiliate. One or more Affiliates may also create, write or issue Derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which a Portfolio invests or which may be based on the performance of the Portfolio. A Portfolio may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Affiliates and may also enter into transactions with other clients of an Affiliate where such other clients have interests adverse to those of the Portfolio. At times, these activities may cause departments of BlackRock or its Affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the Portfolio. To the extent affiliated transactions are permitted, a Portfolio will deal with BlackRock and its Affiliates on an arms-length basis. BlackRock, PNC or Merrill Lynch or another Affiliate may also have an ownership interest in certain trading or information systems used by a Portfolio. A Portfolio’s use of such trading or information systems may enhance the profitability of BlackRock and its Affiliates.

One or more Affiliates may act as broker, dealer, agent, lender or adviser or in other commercial capacities for a Portfolio. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an Affiliate will be in its view commercially reasonable, although each Affiliate, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the Affiliate and such sales personnel.

Subject to applicable law, the Affiliates (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Portfolios as broker, dealer, agent, lender, adviser or in other commercial capacities and no accounting to the Portfolios or their shareholders will be required, and no fees or other compensation payable by the Portfolios or their shareholders will be reduced by reason of receipt by an Affiliate of any such fees or other amounts. When an Affiliate acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Portfolios, the Affiliate may take commercial steps in its own interests, which may have an adverse effect on the Portfolios.

A Portfolio will be required to establish business relationships with its counterparties based on the Portfolio’s own credit standing. Neither BlackRock nor any of the Affiliates will have any obligation to allow their credit to be used in connection with a Portfolio’s establishment of its business relationships, nor is it expected that the Portfolio’s counterparties will rely on the credit of BlackRock or any of the Affiliates in evaluating the Portfolio’s creditworthiness.

Purchases and sales of securities for a Portfolio may be bunched or aggregated with orders for other BlackRock client accounts. BlackRock Financial Management, Inc. and its advisory affiliates, however, are not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable, required or with cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Portfolios will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Portfolios. In addition, under certain circumstances, the Portfolios will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

BlackRock Financial Management, Inc. may select brokers (including, without limitation, Affiliates of BlackRock Financial Management, Inc.) that furnish BlackRock Financial Management, Inc., the Portfolios, other BlackRock client accounts or other Affiliates or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock Financial Management, Inc.’ view, appropriate assistance to BlackRock Financial Management, Inc. in the investment decision-making process (including with respect to futures, fixed-price offerings and over-the-counter

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transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; and research-oriented software and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the Portfolios and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Portfolios based on the amount of brokerage commissions paid by the Portfolios and such other BlackRock client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Portfolios and to such other BlackRock client accounts. To the extent that BlackRock Financial Management, Inc. may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BlackRock Financial Management, Inc. receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BlackRock Financial Management, Inc..

BlackRock Financial Management, Inc. may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock Financial Management, Inc. believes are useful in their investment decision-making process. BlackRock Financial Management, Inc. may from time to time choose not to engage in the above described arrangements to varying degrees.

BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Portfolios, and to help ensure that such decisions are made in accordance with BlackRock’s fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock, PNC, Merrill Lynch and/or other Affiliates, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see “Proxy Voting Policies and Procedures.”

It is also possible that, from time to time, BlackRock or any of its affiliates may, although they are not required to, purchase and hold shares of a Portfolio. Increasing a Portfolio’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Portfolio’s expense ratio. BlackRock and its affiliates reserve the right to redeem at any time some or all of the shares of a Portfolio acquired for their own accounts. A large redemption of shares of a Portfolio by BlackRock or its affiliates could significantly reduce the asset size of the Portfolio, which might have an adverse effect on the Portfolio’s investment flexibility, portfolio diversification and expense ratio. BlackRock will consider the effect of redemptions on a Portfolio and other shareholders in deciding whether to redeem its shares.

It is possible that a Portfolio may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships as well as securities of entities in which BlackRock, PNC or Merrill Lynch or another Affiliate has significant debt or equity investments or in which an Affiliate makes a market. A Portfolio also may invest in securities of companies to which an Affiliate provides or may someday provide research coverage. Such investments could cause conflicts between the interests of a Portfolio and the interests of other clients of BlackRock or another Affiliate. In making investment decisions for a Portfolio, BlackRock Financial Management, Inc. is not permitted to obtain or use material non-public information acquired by any division, department or Affiliate of BlackRock in the course of these activities. In addition, from time to time, the activities of Merrill Lynch or another Affiliate may limit a Portfolio’s flexibility in purchases and sales of securities. When Merrill Lynch or another Affiliate is engaged in an underwriting or other distribution of securities of an entity, BlackRock Financial

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Management, Inc. may be prohibited from purchasing or recommending the purchase of certain securities of that entity for a Portfolio.

BlackRock, PNC, Merrill Lynch, other Affiliates, their personnel and other financial service providers have interests in promoting sales of the Portfolios. With respect to BlackRock, PNC, Merrill Lynch, other Affiliates and their personnel, the remuneration and profitability relating to services to and sales of the Portfolios or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock, PNC, Merrill Lynch, other Affiliates and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Portfolios or their shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock, PNC, Merrill Lynch, other Affiliates and such personnel resulting from transactions on behalf of or management of the Portfolios may be greater than the remuneration and profitability resulting from other funds or products.

BlackRock, PNC, Merrill Lynch, other Affiliates and their personnel may receive greater compensation or greater profit in connection with an account for which BlackRock serves as an adviser than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that BlackRock may pay a portion of its advisory fee to the unaffiliated investment adviser, or relate to compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of BlackRock, PNC, Merrill Lynch, other Affiliates and their personnel to recommend BlackRock over unaffiliated investment advisers or to effect transactions differently in one account over another.

To the extent permitted by applicable law, a Portfolio may invest all or some of its short term cash investments in any money market fund advised or managed by BlackRock. In connection with any such investments, a Portfolio, to the extent permitted by the 1940 Act, may pay its share of expenses of a money market fund in which it invests, which may result in a Portfolio bearing some additional expenses.

BlackRock Financial Management, Inc., its affiliates and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of a Portfolio. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and affiliates of BlackRock Financial Management, Inc. that are the same, different from or made at different times than positions taken for the Portfolio. To lessen the possibility that a Portfolio will be adversely affected by this personal trading, the Portfolio and BlackRock Financial Management, Inc. each has adopted a Code of Ethics in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Portfolio’s portfolio transactions. The Code of Ethics can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at (202) 551-8090. The Code of Ethics is also available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the Commission’s Public Reference Section, Washington, DC 20549-0102.

BlackRock Financial Management, Inc. and its affiliates will not purchase securities or other property from, or sell securities or other property to, a Portfolio, except that the Portfolio may in accordance with rules adopted under the Investment Company Act engage in transactions with accounts that are affiliated with the Portfolio as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Portfolios and/or BlackRock Financial Management, Inc. by the Commission. These transactions would be effected in circumstances in which  BlackRock Financial Management, Inc. determined that it would be appropriate for the Portfolio to purchase and another client to sell, or the Portfolio to sell and another client to purchase, the same security or instrument on the same day.

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From time to time, the activities of a Portfolio may be restricted because of regulatory requirements applicable to BlackRock, PNC or Merrill Lynch or another Affiliate and/or BlackRock’s internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock Financial Management, Inc. may not initiate or recommend certain types of transitions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which an Affiliate is performing investment banking, market making or other services or has proprietary positions. For example, when an Affiliate is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Portfolios may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if personnel of BlackRock or its Affiliates serve as directors of companies the securities of which the Portfolios wish to purchase or sell. However, if permitted by applicable law, the Portfolios may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by an Affiliate, or in cases in which personnel of BlackRock or its Affiliates are directors or officers of the issuer.

The investment activities of one or more Affiliates for their proprietary accounts and for client accounts may also limit the investment strategies and rights of the Portfolios. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BlackRock, the Portfolios or other client accounts to suffer disadvantages or business restrictions. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of BlackRock Financial Management, Inc. on behalf of clients (including the Portfolios) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, BlackRock Financial Management, Inc. on behalf of clients (including the Portfolios) may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when BlackRock Financial Management, Inc., in its sole discretion, deem it appropriate.

Present and future activities of BlackRock and its Affiliates, including BlackRock Financial Management, Inc., in addition to those described in this section, may give rise to additional conflicts of interest.

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PURCHASE AND REDEMPTION INFORMATION

The Fund has authorized one or more brokers and/or financial institutions (“Authorized Persons”) to receive on its behalf purchase and redemption orders that are in “good form” in accordance with the policies of those Authorized Persons. Such Authorized Persons are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf, and the Fund will be deemed to have received a purchase or redemption order when an Authorized Persons or, if applicable, such Authorized Person’s authorized designee, receives the order. Such customer orders will be priced at the Portfolio’s net asset value next computed after they are received by an Authorized Person or such Authorized Person’s authorized designee. Financial institutions may include retirement plan service providers who aggregate purchase and redemption instructions received from numerous retirement plans or plan participants.

Payment for shares must normally be made in Federal funds or other funds immediately available by 4 p.m. (Eastern time) on the first business day following receipt of the order. Payment may also, in the discretion of the Fund, be made in the form of securities that are permissible investments for the Portfolio. If payment for a purchase order is not received by the prescribed time, an investor may be liable for any resulting losses or expenses incurred by the Fund.

Shares of the Portfolio are sold at the net asset value per share next determined after a purchase order is received. The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of the Portfolio’s shares by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing the Portfolio’s net asset values. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that the Portfolio is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of the Portfolio.

Under the 1940 Act, the Portfolio may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange (the “NYSE”) is closed (other than customary weekend and holiday closings), or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Portfolio may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

In addition to the situations described in the Prospectus, the Fund may redeem shares involuntarily to reimburse the Portfolio for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder as provided in the

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Prospectus from time to time. The Fund reserves the express right to redeem shares of the Portfolio involuntarily at any time if the Fund’s Board of Trustees determines, in its sole discretion, that failure to do so may have adverse consequences to the holders of shares in the Portfolio. Upon such redemption the holders of shares so redeemed shall have no further right with respect thereto other than to receive payment of the redemption price.

VALUATION OF PORTFOLIO SECURITIES

Expenses. Expenses are deducted from the total income of the Portfolio before dividends and distributions are paid. These expenses include, but are not limited to, fees paid to BlackRock, PFPC, transfer agency, networking and recordkeeping fees, reimbursement to BlackRock for costs related to the investor service center, fees and expenses of officers and trustees who are not affiliated with BlackRock, BDI or any of their affiliates (although the Fund bears certain fees and expenses of the Fund’s Chief Compliance Officer and certain of his staff), taxes, interest, legal fees, custodian fees, auditing fees, distribution fees, shareholder servicing fees, fees and expenses in registering and qualifying the Portfolios and their shares for distribution under federal and state securities laws, expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information to existing shareholders, expenses relating to shareholder reports, shareholder meetings and proxy solicitations, fidelity bond and trustees and officers liability insurance premiums, the expense of independent pricing services and other expenses which are not expressly assumed by BlackRock or the Fund’s service providers under their agreements with the Fund. Any general expenses of the Fund that do not belong to a particular investment portfolio will be allocated among all investment portfolios by or under the direction of the Board of Trustees in a manner the Board determines to be fair and equitable.

The expense ratios of the Portfolio can be expected to be higher than those of portfolios investing primarily in domestic securities. The costs attributable to investing abroad are usually higher for several reasons, including higher investment research costs, higher non-U.S. custody costs, higher commission costs and additional costs arising from delays in settlements of transactions involving non-U.S. securities.

Valuation. Valuation of securities held by the Portfolio is as follows: fixed income securities are valued by using market quotations or prices provided by market makers; a portion of the fixed income securities are valued utilizing one or more pricing services approved by the Board of Trustees; an option or futures contract is valued at the last sales price prior to 4:00 p.m. (Eastern Time), as quoted on the principal exchange or board of trade on which such option or futures contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern Time); the amortized cost method of valuation will be used with respect to debt obligations with sixty days or less remaining to maturity unless the investment adviser under the supervision of the Board of Trustees determines that such method does not represent fair value. In the event that application of these methods of valuation results in a price for a security which is deemed not to be representative of the market value of such security, the security will be valued by, under the direction of or in accordance with a method specified by the Board of Trustees as reflecting fair value. All other assets and securities (including securities for which market quotations are not readily available) held by the Portfolio (including restricted securities) are valued at fair value as determined in good faith by the Board of Trustees or by someone under its direction. Any securities that are denominated in a non-U.S. currency are translated into U.S. dollars at the prevailing market rates. Certain of the securities acquired by the Portfolio may be traded on non-U.S. exchanges or over-the-counter markets on

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days on which the Portfolio’s net asset value is not calculated. In such cases, the net asset value of the Portfolio’s shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Portfolio.

Fair Value. When the exchange or market on which a security or other asset is traded does not open for trading for an entire trading day, and no other market prices are available, market quotations are not readily available. Market quotations may not be reliable when there is a substantial time differential between the close of trading for the asset and the time as of which the Fund values its assets and when significant events have occurred in the markets or in related instruments such as ADRs. When market quotations are not readily available or are believed by BlackRock to be unreliable, the Fund’s investments are valued at fair value (“Fair Value Assets”).

Fair Value Assets generally are valued by BlackRock in accordance with procedures approved by the Board of Trustees. BlackRock may conclude that a market quotation is not readily available or is unreliable if a security or other asset does not have a price source due to its lack of liquidity, if BlackRock believes a market quotation from a broker-dealer is unreliable (e.g., where it varies significantly from a recent trade), where the security or other asset is thinly traded or where there is a significant event subsequent to the most recent market quotation. For these purpose, a “significant event” is deemed to occur if the BlackRock Portfolio Management Group and/or the Pricing Group determines, in its business judgment prior to or at the time of pricing the Fund’s assets, that it is highly likely that the event will cause a material change to the last closing market price of one or more assets held by the Fund.

BlackRock’s Pricing Group will submit its recommendations regarding the valuation and/or valuation methodologies for Fair Value Assets to BlackRock’s Valuation Committee. The Valuation Committee may accept, modify or reject any recommendations. The pricing of all Fair Value Assets shall be subsequently reported to and ratified by the Board or a Committee thereof.

When determining the price for a Fair Value Asset, the Valuation Committee (or the Pricing Group) shall seek to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what the Fund might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. Fair value determinations shall be based upon all available factors that the Valuation Committee (or Pricing Group) deems relevant.

Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Portfolio’s net asset value. As a result, the Portfolio’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

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TAXES

The following is only a summary of certain additional tax considerations generally affecting the Portfolio and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Portfolio or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Investors may wish to consult their tax advisers with specific reference to their own tax situation.

The Portfolio has elected to be taxed, and intends to qualify each year, as a regulated investment company under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a regulated investment company, the Portfolio generally is exempt from U.S. federal income tax on its investment company taxable income as that term is defined in the Code without regard to the deduction for dividends paid, and net capital gain (i.e., the excess of its net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes an amount equal to at least the sum of (a) 90% of its investment company taxable income and (b) 90% of its net tax-exempt interest income, if any (the “Distribution Requirement”) and satisfies certain other requirements of the Code that are described below. Distributions of investment company taxable income and net tax-exempt interest income made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year will satisfy the Distribution Requirement.

In addition to satisfaction of the Distribution Requirement, the Portfolio must derive at least 90% of its gross income (the “Income Requirement”) from (a) dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or non-U.S. currencies, or from other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investment in such stock, securities, or currencies and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”). The Internal Revenue Service has ruled that income from a derivative contract on a commodity index generally is not qualifying income for purposes of the Income Requirement.

In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of the Portfolio’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other

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issuers (as to which the Portfolio generally has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of the Portfolio’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), in two or more issuers which the Portfolio controls and which are engaged in the same or similar or related trades or businesses, or in any one or more Qualified Publicly Traded Partnerships.

Distributions by the Portfolio of investment company taxable income will be taxable to shareholders as ordinary dividend income (to the extent paid out of its current or accumulated earning and profits) and (if designated by the Portfolio) will qualify (provided holding period and other requirements are met by both the Portfolio and the shareholder) (i) for the dividends received deduction in the case of corporate shareholders to the extent the Portfolio’s income consists of dividends from U.S. corporations and, (ii) effective for taxable years beginning on or before December 31, 2010, as qualified dividend income eligible for the reduced maximum rate to individuals of generally 15% (5% for individuals in lower tax brackets) to the extent that the Portfolio receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or, the stock of which is readily tradable on an established securities market in the United States). Due to the Portfolio’s expected investments, distributions generally will not be eligible for the dividends received deduction allowed to corporate shareholders and will not qualify for the reduced rate of tax for qualified dividend income allowed to individuals.

The Portfolio intends to distribute to shareholders all of its net capital gain for each taxable year. Such gain is distributed as a capital gain dividend and is taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his or her shares, whether such gain was recognized by the Portfolio prior to the date on which a shareholder acquired shares of the Portfolio and whether the distribution was paid in cash or reinvested in shares.

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Distributions by the Portfolio that do not constitute ordinary income dividends, qualified dividend income, exempt-interest dividends, or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) a shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

Under current law, ordinary income of individuals will be taxable at a maximum marginal rate of 35%, but because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher. Long-term capital gains for individuals have been temporarily reduced to 15% (with lower rates for individuals in the 10% to 15% rate brackets) for taxable years beginning on or before December 31, 2010. Capital gains and ordinary income of corporate taxpayers are both taxed at a maximum marginal rate of 35%.

A shareholder generally will recognize gain or loss on the sale, exchange or redemption of the Portfolio’s shares in an amount equal to the difference between the proceeds of the sale, exchange or redemption and the shareholder’s adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Portfolio within 30 days before or after the sale, exchange or redemption. Any gain or loss arising from the sale, exchange or redemption of shares of the Portfolio held as a capital asset (generally, property held for investment) will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any loss incurred on the sale or exchange of the Portfolio’s shares, held six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received (or amounts designated as undistributed capital gains) with respect to such shares.

Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

The Portfolio may engage in hedging or derivatives transactions involving non-U.S. currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on non-U.S. currencies) and short sales. Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Portfolio (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of the Portfolio and defer recognition of certain of the Portfolio’s losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require the Portfolio to

67

“mark-to-market” certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause the Portfolio to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement and avoid the 4% excise tax (described below). The Portfolio intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

The Portfolio may make investments in zero coupon bonds or other discount securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the bond at maturity over its issue price). Zero coupon bonds do not provide for periodic interest payments and therefore produce income that is not matched by a corresponding cash distribution. Any such income would be treated as income earned by the Portfolio and would be subject to the Distribution Requirement and taken into account for purposes of the 4% excise tax (discussed below). As a result, the Portfolio may be required to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to be able to make distributions to its investors.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Portfolio accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Investment income that may be received by certain of the Portfolios from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Portfolio to a reduced rate of, or exemption from, taxes on such income. If more than 50% of the value of the total assets at the close of the taxable year of the Portfolio consists of stocks or securities of foreign corporations, it may elect to “pass through” to the

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Portfolio’s shareholders the amount of foreign taxes paid by the Portfolio. If the Portfolio so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Portfolio, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against U.S. federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as non-U.S. source income his pro rata share of such foreign taxes plus the portion of dividends received from the Portfolio representing income derived from non-U.S. sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. In certain circumstances, a shareholder that (i) has held shares of the Portfolio for less than a specified minimum period during which it is not protected from risk of loss or (ii) is obligated to make payments related to the dividends, will not be allowed a foreign tax credit for foreign taxes deemed imposed on dividends paid on such shares. Additionally, the Portfolio must also meet this holding period requirement with respect to its non-U.S. stocks and securities in order for “creditable” taxes to flow-through. Each shareholder should consult his own tax adviser regarding the potential application of foreign tax credits.

If for any taxable year the Portfolio does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and all distributions (including amounts derived from interest on Municipal Obligations) will be taxable as ordinary dividends to the extent of the Portfolio’s current and accumulated earnings and profits. Such distributions will generally be eligible (i) for treatment as qualified dividend income in the case of individual shareholders and (ii) for the dividends-received deduction in the case of corporate shareholders.

A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

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Ordinarily, shareholders are required to take distributions by the Portfolio into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Portfolio) on December 31 of such calendar year if such dividends are actually paid in January of the following year.

The Fund will be required in certain cases to withhold and remit to the United States Treasury a portion of dividends and gross sale proceeds paid to any shareholder (i) who has provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or (iii) who has failed to certify to the Fund when required to do so that he is not subject to backup withholding or that he is an “exempt recipient.”

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, non-U.S. trust or estate, non-U.S. corporation, or non-U.S. partnership (“non-U.S. shareholder”), depends on whether the income from the Portfolio is “effectively connected” with a U.S. trade or business carried on by such shareholder. If the income from the Portfolio is not effectively connected with a U.S. trade or business carried on by a non-U.S. shareholder, dividends paid to such non-U.S. shareholder from investment company taxable income will be subject to a U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a non-U.S. shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Portfolio, and capital gain dividends. In addition, U.S. source withholding taxes are not imposed on dividends paid by regulated investment companies to the extent the dividends are designated as “interest-related dividends” or “short-term capital gain dividends.” Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. withholding tax at the source if they had been received directly by a foreign person, and that satisfy certain other requirements. The exemption applies to dividends with respect to taxable years of regulated investment companies beginning before January 1, 2008. If the income from the Portfolio is effectively connected with a U.S. trade or business carried on by a non-U.S. shareholder, then ordinary income dividends, qualified dividend income, interest-related dividends, short-term capital gain dividends, capital gain dividends, and any gains realized upon the sale of shares of the Portfolio will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations. Non-U.S corporate shareholders may also be subject to the branch profits tax imposed by the Code. In the case of non-U.S. non-corporate shareholders, the Fund may be required to withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their non-U.S. status. Non-U.S. shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Portfolio, including the applicability of foreign taxes.

Shareholders will be advised annually as to the federal income tax consequences of distributions made by the Portfolio each year.

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The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

ADDITIONAL INFORMATION CONCERNING SHARES

Each share of the Portfolio has a par value of $.001, represents a pro rata interest in the Portfolio with each other share of the same class and is entitled to the dividends and distributions earned on the Portfolio’s assets as are declared in the discretion of the Board of Trustees. The Fund’s shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held, and will vote in the aggregate and not by investment portfolio or class, except where otherwise required by law or as determined by the Board of Trustees. The Fund does not currently intend to hold annual meetings of shareholders for the election of trustees (except as required under the 1940 Act).

Shares of the Fund have noncumulative voting rights and, accordingly, the holders of more than 50% of the Fund’s outstanding shares (irrespective of Portfolio or class) may elect all of the trustees. Shares have no preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion. When issued for payment as described in the Prospectus, shares will be fully paid and non-assessable by the Fund.

There will normally be no meetings of shareholders for the purpose of electing trustees unless and until such time as required by law. At that time, the trustees then in office will call a shareholders meeting to elect trustees. Except as set forth above, the trustees will continue to hold office and may appoint successor trustees. The Fund’s Declaration of Trust provides that meetings of the shareholders of the Fund will be called by the trustees upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote.

Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement, a distribution plan subject to Rule 12b-1 under the 1940 Act or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Fund voting together in the aggregate without regard to a particular investment portfolio.

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The proceeds received by the Portfolio for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of the Portfolio. The underlying assets of the Portfolio will be segregated on the books of account, and will be charged with the liabilities in respect to the Portfolio and with a share of the general liabilities of the Fund.

The Fund’s Declaration of Trust authorizes the Board of Trustees, without shareholder approval (unless otherwise required by applicable law), to: (i) sell and convey the assets belonging to a class of shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such class to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (ii) sell and convert the assets belonging to one or more classes of shares into money and, in connection therewith, to cause all outstanding shares of such class to be redeemed at their net asset value; or (iii) combine the assets belonging to a class of shares with the assets belonging to one or more other classes of shares if the Board of Trustees reasonably determines that such combination will not have a material adverse effect on the shareholders of any class participating in such combination and, in connection therewith, to cause all outstanding shares of any such class to be redeemed or converted into shares of another class of shares at their net asset value. The Board of Trustees may authorize the termination of any class of shares after the assets belonging to such class have been distributed to its shareholders.

MISCELLANEOUS

Counsel. The law firm of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York 10017, serves as the Fund’s counsel.

Independent Registered Public Accountants. Deloitte & Touche LLP, with offices at 1700 Market Street, Philadelphia, Pennsylvania, serves as the Funds’ independent registered public accountant.

Shareholder Ownership. The name, address and percentage ownership of each person that on December 31, 2006, owned of record or beneficially 5% or more of the outstanding shares of the Portfolio which had commenced operations as of that date was as follows:

Institutional Shares – The Doctors Company (TDC), An Insurance Exchange, c/o BlackRock Financial Mgmt., Attn: Craig Altholz, 17th Floor, 40 E. 52nd St., New York, NY 10022, 27.32%; Arkansas Teacher Retirement System (ATRS), Attn: Marla Palmer, 1400 W. Third, Little Rock, AR 72201, 19.99%; Federated Dept. Stores (FDS), c/o BlackRock Financial Mgmt., Attn: Craig Altholz, 17th Floor, 40 E. 52nd St., New York, NY 10022, 8.28%; Ross & Laurie Garber, 101 Pascal Lane, Austin, TX 78746, 10.03%.

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On December 31, 2006, PNC Bank, which has its principal offices at 1600 Market Street, Philadelphia, Pennsylvania 19103, held of record approximately 24.757% of the Fund’s outstanding shares. PNC Bank is a national bank organized under the laws of the United States. All of the capital stock of PNC Bank is owned by PNC Bancorp, Inc. All of the capital stock of PNC Bancorp, Inc. is owned by The PNC Financial Services Group, Inc., a publicly-held bank holding company.

On December 31, 2006, J.J.B. Hilliard, W.L. Lyons, Inc., Cash Balance Sweeps, Attn: Barbara O’Neal, which has its principal offices at 501 Hilliard Lyons Center, Louisville, Kentucky 40202 held of record approximately 6.167% of the Fund’s outstanding shares.

Shareholder Approvals. As used in this Statement of Additional Information and in the Prospectus, a “majority of the outstanding shares” means, with respect to the approval of the Portfolio’s investment advisory agreement or a change in a fundamental investment limitation, the lesser of (1) 67% of the shares of the Portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of the Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Portfolio.

FINANCIAL STATEMENTS

The audited financial statements for BlackRock Strategic Portfolio I contained in its Annual Report to Shareholders for the period ended September 30, 2006 (the “2006 Annual Report”), as filed on the Fund’s most recent Form N-CSR/A, are incorporated by reference in this Statement of Additional Information. No other parts of the 2006 Annual Report are incorporated by reference herein. The financial statements included in the 2006 Annual Report as filed on the Fund’s most recent Form N-CSR/A, have been audited by Deloitte & Touche LLP. The report of Deloitte & Touche LLP, as filed on the Fund’s most recent Form N-CSR/A, is incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such report given upon their authority as experts in accounting and auditing. Additional copies of the 2006 Annual Report may be obtained at no charge by telephoning the Distributor at the telephone number appearing on the front page of this Statement of Additional Information.

SHAREHOLDER INQUIRIES

Shareholder inquiries may be directed to BlackRock at 212-754-5560.

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APPENDIX A

Commercial Paper Ratings

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The following summarizes the highest rating category used by Standard and Poor’s for commercial paper:

“A-1” - Issue’s degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted “A-1+.”

Moody’s commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the highest rating category used by Moody’s for commercial paper:

“Prime-1” - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years. The following summarizes the highest rating category used by Fitch for short-term obligations:

“F-1+” - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

“F-1” - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated “F-1+.”

Fitch may also use the symbol “LOC” with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.

Corporate and Municipal Long-Term Debt Ratings

The following summarizes the “investment grade” ratings used by Standard & Poor’s for corporate and municipal debt:

“AAA” - This designation represents the highest rating assigned by Standard & Poor’s to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

A-1

“AA” - Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

“A” - Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

“BBB” - Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

PLUS (+) OR MINUS (-) - The ratings from “AA” through “BBB” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

“r” - This rating is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

The following summarizes the “investment grade” ratings used by Moody’s for corporate and municipal long-term debt:

“Aaa” - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

“Aa” - Bonds are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

“A” - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

A-2

“Baa” - Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Con. (—) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

(P) - When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

Note: Those bonds in the Aa, A and Baa groups which Moody’s believes possess the strongest investment attributes are designated by the symbols, Aa1, A1 and Baa1.

The following summarizes the highest four ratings used by Fitch for corporate and municipal bonds:

“AAA” - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

“AA” - Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA.” Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-1+.”

“A” - Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

“BBB” - Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

A-3

To provide more detailed indications of credit quality, the Fitch ratings from and including “AA” to “BBB” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

Municipal Note Ratings

A Standard and Poor’s rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the highest rating used by Standard & Poor’s Ratings Group for municipal notes:

“SP-1” - The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

Moody’s ratings for state and municipal notes and other short-term loans are designated Moody’s Investment Grade (“MIG”) and variable rate demand obligations are designated Variable Moody’s Investment Grade (“VMIG”). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the highest rating by Moody’s Investors Service, Inc. for short-term notes:

“MIG-1”/”VMIG-1” - Loans bearing this designation are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

Fitch uses the short-term ratings described under Commercial Paper Ratings for municipal notes.

A-4

APPENDIX B

The Portfolio may enter into futures transactions. These transactions are described in this Appendix.

Futures Contracts

If so provided in the Prospectus relating to a particular Portfolio, the Portfolio may purchase and sell interest rate, currency and index futures contracts that are traded on U.S. and non-U.S. commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, bills, GNMA Certificates and/or on any non-U.S. government fixed-income security, on various currencies and on such indices of U.S. and non-U.S. securities as may exist or come into existence.

A futures contract purchaser generally incurs an obligation to take delivery of a specified amount of the instrument (that is, the security or securities or the non-U.S. currency) underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying instrument at a specified time in return for an agreed upon price. The purchase of a futures contract enables the Portfolio, during the term of the contract, to lock in a price at which it may purchase a security or currency and protect against a rise in prices pending purchase of portfolio securities. The sale of a future contract enables the Portfolio to lock in a price at which it may sell a security or currency and protect against declines in the value of portfolio securities.

Although most futures contracts call for actual delivery or acceptance of the underlying instrument, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of the underlying instrument and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a future contract sale for the same aggregate amount of the specific type of the underlying instrument and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Portfolio will be able to enter into a closing transaction.

Margin

If the Portfolio enters into a futures contract, it is initially required to deposit an “initial margin” of cash, U.S. government securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker’s client but is, rather, a good faith deposit on the futures contract which will be returned to the Portfolio upon the proper termination of the futures contract.

The margin deposits made are marked to market daily and the Portfolio may be required to make subsequent deposits of cash, U.S. government securities or other liquid portfolio securities, called “variation margin,” which are reflective of price fluctuations in the futures contract. For example, when the Portfolio has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instrument, that position will have increased in value and the Portfolio will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Portfolio has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instrument, the position would be less valuable and the Portfolio would be required to make a variation margin payment to the broker. Prior to expiration of the futures contract, the Adviser to the Portfolio may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Portfolio’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Portfolio, and the Portfolio realizes a loss or a gain.

Options on Futures Contracts

The Portfolio may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on the futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

Risks of Transactions in Futures Contracts and Options on Futures Contracts

The prices of securities, currencies and indices subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash price of the Portfolio’s securities (and the currencies in which they are denominated). Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates, market movements and/or currency exchange rates against which the Portfolio seeks a hedge. A correlation may also be distorted (a) temporarily, by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds; (b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements; (c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the possible imperfect correlation between movements in the prices of securities, currencies and indices and movements in the price of futures contracts, a correct forecast of interest rate, currency exchange rate and/or market movement trends by the Portfolio’s adviser may still not result in a successful hedging transaction.

There is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Portfolio may invest. In the event a liquid market does not exist, it may not be possible to close out a future position and, in the event of adverse price movements, the Portfolio would continue to be required to make daily case payments of variation margin. The absence of a liquid market in futures contracts might cause the Portfolio to make or take delivery of the instruments underlying futures contracts at a time when it may be disadvantageous to do so.

Exchanges also limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin on open futures positions. In these situations, if the Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to take or make delivery of the instruments underlying futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Portfolio’s ability to effectively hedge its portfolio.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the relatively low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

Futures contracts and options thereon which are purchased or sold on non-U.S. commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, non-U.S. commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on non-U.S. exchanges. Greater margin requirements may limit the Portfolio’s ability to enter into certain commodity transactions on non-U.S. exchanges. Moreover, differences in clearance and delivery requirements on non-U.S. exchanges may occasion delays in the settlement of the Portfolio’s transactions effected on non-U.S. exchanges.

In the event of the bankruptcy of a broker through which the Portfolio engages in transactions in futures or options thereon, the Portfolio could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss on all or part of its margin deposits with the broker.

If the Portfolio maintains a short position in a futures contract or has sold a call option on a futures contract, it will cover this position by holding, in a segregated account maintained on the books of the Portfolio, cash, U.S. government securities or other government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the instrument underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the instrument underlying the futures contract (in the case of a stock index futures contract the Portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Portfolio to purchase the same contract at a price no higher than the price at which the short position was established.

In addition, if the Portfolio holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained on the books of the Portfolio. Alternatively, the Portfolio could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Portfolio.

Accounting Treatment

Any Portfolio trading in futures contracts and options thereon will account for such instruments in accordance with generally accepted accounting principles.

Appendix C

Proxy Voting Policies and Procedures

For BlackRock Advisors, LLC

And Its Affiliated SEC Registered Investment Advisers

Effective

September 30, 2006

Proxy Voting Policies and Procedures

These Proxy Voting Policies and Procedures (“Policy”) for BlackRock Advisors, LLC and its affiliated U.S. registered investment advisers(1) (“BlackRock”) reflect our duty as a fiduciary under the Investment Advisers Act of 1940 (the “Advisers Act”) to vote proxies in the best interests of our clients.  BlackRock serves as the investment manager for investment companies, other commingled investment vehicles and/or separate accounts of institutional and other clients. The right to vote proxies for securities held in such accounts belongs to BlackRock’s clients. Certain clients of BlackRock have retained the right to vote such proxies in general or in specific circumstances.(2) Other clients, however, have delegated to BlackRock the right to vote proxies for securities held in their accounts as part of BlackRock’s authority to manage, acquire and dispose of account assets.

When BlackRock votes proxies for a client that has delegated to BlackRock proxy voting authority, BlackRock acts as the client’s agent. Under the Advisers Act, an investment adviser is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services the adviser undertakes on the client’s behalf, including proxy voting. BlackRock is therefore subject to a fiduciary duty to vote proxies in a manner BlackRock believes is consistent with the client’s best interests,(3) whether or not the client’s proxy voting is subject to the fiduciary standards of the Employee Retirement Income Security Act of 1974 (“ERISA”).(4) When voting proxies for client accounts (including investment companies), BlackRock’s primary objective is to make voting decisions solely in the best interests of clients and ERISA clients’ plan beneficiaries and participants. In fulfilling its obligations to clients, BlackRock will seek to act in a manner that it believes is most likely to enhance the economic value of the underlying securities held in client accounts.(5) It is imperative that BlackRock considers the interests of its clients, and not the interests of BlackRock, when voting proxies and that real (or perceived) material conflicts that may arise between BlackRock’s interest and those of BlackRock’s clients are properly addressed and resolved.

Advisers Act Rule 206(4)-6 was adopted by the SEC in 2003 and requires, among other things, that an investment adviser that exercises voting authority over clients’ proxy voting adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, discloses to its clients information about those policies and procedures and also discloses to clients how they may obtain information on how the adviser has voted their proxies.

In light of such fiduciary duties, the requirements of Rule 206(4)-6, and given the complexity of the issues that may be raised in connection with proxy votes, BlackRock has adopted these policies and procedures.  BlackRock’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Committee”), addresses proxy voting issues on behalf of BlackRock and its clients.(6)  The Committee is comprised of senior

(1) The Policy does not apply to BlackRock Asset Management U.K. Limited and BlackRock Investment Managers International Limited, which are U.S. registered investment advisers based in the United Kingdom.

(2) In certain situations, a client may direct BlackRock to vote in accordance with the client’s proxy voting policies.  In these situations, BlackRock will seek to comply with such policies to the extent it would not be inconsistent with other BlackRock legal responsibilities.

(3) Letter from Harvey L. Pitt, Chairman, SEC, to John P.M. Higgins, President, Ram Trust Services (February 12, 2002)  (Section 206 of the Investment Advisers Act imposes a fiduciary responsibility to vote proxies fairly and in the best interests of clients); SEC Release No. IA-2106 (February 3, 2003).

(4) DOL Interpretative Bulletin of Sections 402, 403 and 404 of ERISA at 29 C.F.R. 2509.94-2

(5) Other considerations, such as social, labor, environmental or other policies, may be of interest to particular clients. While BlackRock is cognizant of the importance of such considerations, when voting proxies it will generally take such matters into account only to the extent that they have a direct bearing on the economic value of the underlying securities. To the extent that a BlackRock client desires to pursue a particular social, labor, environmental or other agenda through the proxy votes made for its securities held through BlackRock as investment adviser, BlackRock encourages the client to consider retaining direct proxy voting authority or to appoint independently a special proxy voting fiduciary other than BlackRock.

(6) Subject to the Proxy Voting Policies of Merrill Lynch Bank & Trust Company FSB, the Committee may also function jointly as the Proxy Voting Committee for Merrill Lynch Bank & Trust Company FSB trust accounts managed by personnel dually-employed by BlackRock.

members of BlackRock’s Portfolio Management Group and advised by BlackRock’s Legal and Compliance Department.
I.                                         Scope of Committee Responsibilities

The Committee shall have the responsibility for determining how to address proxy votes made on behalf of all BlackRock clients, except for clients who have retained the right to vote their own proxies, either generally or on any specific matter. In so doing, the Committee shall seek to ensure that proxy votes are made in the best interests of clients, and that proxy votes are determined in a manner free from unwarranted or inappropriate influences. The Committee shall also oversee the overall administration of proxy voting for BlackRock accounts.(7)

The Committee shall establish BlackRock’s proxy voting guidelines, with such advice, participation and research as the Committee deems appropriate from portfolio managers, proxy voting services or other knowledgeable interested parties. As it is anticipated that there will not necessarily be a “right” way to vote proxies on any given issue applicable to all facts and circumstances, the Committee shall also be responsible for determining how the proxy voting guidelines will be applied to specific proxy votes, in light of each issuer’s unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternative actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated guidelines.

The Committee may determine that the subject matter of certain proxy issues are not suitable for general voting guidelines and requires a case-by-case determination, in which case the Committee may elect not to adopt a specific voting guideline applicable to such issues.  BlackRock believes that certain proxy voting issues – such as approval of mergers and other significant corporate transactions – require investment analysis akin to investment decisions, and are therefore not suitable for general guidelines. The Committee may elect to adopt a common BlackRock position on certain proxy votes that are akin to investment decisions, or determine to permit portfolio managers to make individual decisions on how best to maximize economic value for the accounts for which they are responsible (similar to normal buy/sell investment decisions made by such portfolio managers).(8)

While it is expected that BlackRock, as a fiduciary, will generally seek to vote proxies over which BlackRock exercises voting authority in a uniform manner for all BlackRock clients, the Committee, in conjunction with the portfolio manager of an account, may determine that the specific circumstances of such account require that such account’s proxies be voted differently due to such account’s investment objective or other factors that differentiate it from other accounts. In addition, on proxy votes that are akin to investment decisions, BlackRock believes portfolio managers may from time to time legitimately reach differing but equally valid views, as fiduciaries for BlackRock’s clients, on how best to maximize economic value in respect of a particular investment.

The Committee will also be responsible for ensuring the maintenance of records of each proxy vote, as required by Advisers Act Rule 204-2.(9)  All records will be maintained in accordance with applicable law. Except as may be required by applicable legal requirements, or as otherwise set forth herein, the Committee’s determinations and records shall be treated as proprietary, nonpublic and confidential.

The Committee shall be assisted by other BlackRock personnel, as may be appropriate. In particular, the Committee has delegated to the BlackRock Operations Department responsibility for monitoring corporate actions and ensuring that proxy votes are submitted in a timely fashion. The Operations Department shall ensure that proxy voting issues are promptly brought to the Committee’s attention and that the Committee’s proxy voting decisions are appropriately disseminated and implemented.

(7) The Committee may delegate day-to-day administrative responsibilities to other BlackRock personnel and/or outside service providers, as appropriate.

(8) The Committee will normally defer to portfolio managers on proxy votes that are akin to investment decisions except for proxy votes that involve a material conflict of interest, in which case it will determine, in its discretion, the appropriate voting process so as to address such conflict.

(9) The Committee may delegate the actual maintenance of such records to an outside service provider.  Currently, the Committee has delegated the maintenance of such records to Institutional Shareholder Services.

To assist BlackRock in voting proxies, the Committee may retain the services of a firm providing such services.  BlackRock has currently retained Institutional Shareholder Services (“ISS”) in that role.  ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to BlackRock may include, but are not limited to, in-depth research, voting recommendations (which the Committee is not obligated to follow), vote execution, and recordkeeping.

II.  Special Circumstances

Routine Consents.  BlackRock may be asked from time to time to consent to an amendment to, or grant a waiver under, a loan agreement, partnership agreement, indenture or other governing document of a specific financial instrument held by BlackRock clients.  BlackRock will generally treat such requests for consents not as “proxies” subject to these Proxy Voting Policies and Procedures but as investment matters to be dealt with by the responsible BlackRock investment professionals would, provided that such consents (i) do not relate to the election of a board of directors or appointment of auditors of a public company, and (ii) either (A) would not otherwise materially affect the structure, management or control of a public company, or (B) relate to a company in which BlackRock clients hold only interests in bank loans or debt securities and are consistent with customary standards and practices for such instruments.

Securities on Loan. Registered investment companies that are advised by BlackRock as well as certain of our advisory clients may participate in securities lending programs.  Under most securities lending arrangements, securities on loan may not be voted by the lender (unless the loan is recalled).  BlackRock believes that each client has the right to determine whether participating in a securities lending program enhances returns, to contract with the securities lending agent of its choice and to structure a securities lending program, through its lending agent, that balances any tension between loaning and voting securities in a matter that satisfies such client.  If  client has decided to participate in a securities lending program, BlackRock will therefore defer to the client’s determination and not attempt to seek recalls solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the client a less desirable lender in a marketplace.  Where a client retains a lending agent that is unaffiliated with BlackRock, BlackRock will generally not seek to vote proxies relating to securities on loan because BlackRock does not have a contractual right to recall such loaned securities for the purpose of voting proxies.  Where BlackRock or an affiliate acts as the lending agent, BlackRock will also generally not seek to recall loaned securities for proxy voting purposes, unless the portfolio manager responsible for the account or the Committee determines that voting the proxy is in the client’s best interest and requests that the security be recalled.

Voting Proxies for Non-US Companies. While the proxy voting process is well established in the United States, voting proxies of non-US companies frequently involves logistical issues which can affect BlackRock’s ability to vote such proxies, as well as the desirability of voting such proxies. These issues include (but are not limited to): (i) untimely notice of shareholder meetings, (ii) restrictions on a foreigner’s ability to exercise votes, (iii) requirements to vote proxies in person, (iv) “shareblocking” (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting), (v) potential difficulties in translating the proxy, and (vi) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions.

As a consequence, BlackRock votes proxies of non-US companies only on a “best-efforts” basis. In addition, the Committee may determine that it is generally in the best interests of BlackRock clients not to vote proxies of companies in certain countries if the Committee determines that the costs (including but not limited to opportunity costs associated with shareblocking constraints) associated with exercising a vote generally are expected to outweigh the benefit the client will derive by voting on the issuer’s proposal. If the Committee so determines in the case of a particular country, the Committee (upon advice from BlackRock portfolio managers) may override such determination with respect to a particular issuer’s shareholder meeting if the Committee believes the benefits of seeking to exercise a vote at such meeting outweighs the costs, in which case BlackRock will seek to vote on a best-efforts basis.

Securities Sold After Record Date.  With respect to votes in connection with securities held on a particular record date but sold from a client account prior to the holding of the related meeting, BlackRock may take no action on proposals to be voted on in such meeting.

Conflicts of Interest. From time to time, BlackRock may be required to vote proxies in respect of an issuer that is an affiliate of BlackRock (a “BlackRock Affiliate”), or a money management or other client of BlackRock (a

“BlackRock Client”).(10)  In such event, provided that the Committee is aware of the real or potential conflict, the following procedures apply:

•                  The Committee intends to adhere to the voting guidelines set forth herein for all proxy issues including matters involving BlackRock Affiliates and BlackRock Clients.  The Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of BlackRock’s clients; and

•                  if the Committee determines  not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with the BlackRock Legal and Compliance Department and concluding that the vote cast is in the client’s best interest notwithstanding the conflict.

(10) Such issuers may include investment companies for which BlackRock provides investment advisory, administrative and/or other services.

III.           Voting Guidelines

The Committee has determined that it is appropriate and in the best interests of BlackRock’s clients to adopt the following voting guidelines, which represent the Committee’s usual voting position on certain recurring proxy issues that are not expected to involve unusual circumstances. With respect to any particular proxy issue, however, the Committee may elect to vote differently than a voting guideline if the Committee determines that doing so is, in the Committee’s judgment, in the best interest of its clients. The guidelines may be reviewed at any time upon the request of any Committee member and may be amended or deleted upon the vote of a majority of voting Committee members present at a Committee meeting for which there is a quorum.

A.            Boards of Directors

These proposals concern those issues submitted to shareholders relating to the composition of the Board of Directors of companies other than investment companies.  As a general matter, the Committee believes that a company’s Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company’s business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee therefore believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a Director nominee’s history of representing shareholder interests as a director of other companies, or other factors to the extent the Committee deems relevant.

The Committee’s general policy is to vote:

#	VOTE AND DESCRIPTION
A.1

FOR nominees for director of United States companies in uncontested elections, except for nominees who

•        have missed at least two meetings and, as a result, attended less than 75% of meetings of the Board of Directors and its committees the previous year, unless the nominee missed the meeting(s) due to illness or company business

•        voted to implement or renew a “dead-hand” poison pill

•        ignored a shareholder proposal that was approved by either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years

•        failed to act on takeover offers where the majority of the shareholders have tendered their shares

•        are corporate insiders who serve on the audit, compensation or nominating committees or on a full Board that does not have such committees composed exclusively of independent directors

•        on a case-by-case basis, have served as directors of other companies with allegedly poor corporate governance

•        sit on more than six boards of public companies

A.2

FOR nominees for directors of non-U.S. companies in uncontested elections, except for nominees from whom the Committee determines to withhold votes due to the nominees’ poor records of representing shareholder interests, on a case-by-case basis

A.3	FOR proposals to declassify Boards of Directors, except where there exists a legitimate purpose for classifying boards
A.4	AGAINST proposals to classify Boards of Directors, except where there exists a legitimate purpose for classifying boards
A.5	AGAINST proposals supporting cumulative voting
A.6	FOR proposals eliminating cumulative voting
A.7	FOR proposals supporting confidential voting
A.8	FOR proposals seeking election of supervisory board members
A.9	AGAINST shareholder proposals seeking additional representation of women and/or minorities generally (i.e., not specific individuals) to a Board of Directors
A.10	AGAINST shareholder proposals for term limits for directors
A.11	FOR shareholder proposals to establish a mandatory retirement age for directors who attain the age of 72 or older
A.12	AGAINST shareholder proposals requiring directors to own a minimum amount of company stock
A.13	FOR proposals requiring a majority of independent directors on a Board of Directors
A.14	FOR proposals to allow a Board of Directors to delegate powers to a committee or committees
A.15	FOR proposals to require audit, compensation and/or nominating committees of a Board of Directors to consist exclusively of independent directors

A.16	AGAINST shareholder proposals seeking to prohibit a single person from occupying the roles of chairman and chief executive officer
A.17	FOR proposals to elect account inspectors
A.18	FOR proposals to fix the membership of a Board of Directors at a specified size
A.19	FOR proposals permitting shareholder ability to nominate directors directly
A.20	AGAINST proposals to eliminate shareholder ability to nominate directors directly
A.21	FOR proposals permitting shareholder ability to remove directors directly
A.22	AGAINST proposals to eliminate shareholder ability to remove directors directly

B.            Auditors

These proposals concern those issues submitted to shareholders related to the selection of auditors.  As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation’s choice of auditor, in individual cases, the Committee may look at an auditors’ history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

The Committee’s general policy is to vote:

B.1

FOR approval of independent auditors, except for

•  auditors that have a financial interest in, or material association with, the company they are auditing, and are therefore believed by the Committee not to be independent

•  auditors who have rendered an opinion to any company which in the Committee’s opinion is either not consistent with best accounting practices or not indicative of the company’s financial situation

•  on a case-by-case basis, auditors who in the Committee’s opinion provide a significant amount of non-audit services to the company

B.2	FOR proposals seeking authorization to fix the remuneration of auditors
B.3	FOR approving internal statutory auditors
B.4	FOR proposals for audit firm rotation, except for proposals that would require rotation after a period of less than 5 years

C.            Compensation and Benefits

These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of a company’s compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by a corporation’s board of directors, rather than shareholders. Proposals to “micro-manage” a company’s compensation practices or to set arbitrary restrictions on compensation or benefits will therefore generally not be supported.

The Committee’s general policy is to vote:

C.1

IN ACCORDANCE WITH THE RECOMMENDATION OF ISS on compensation plans if the ISS recommendation is based solely on whether or not the company’s plan satisfies the allowable cap as calculated by ISS. If the recommendation of ISS is based on factors other than whether the plan satisfies the allowable cap the Committee will analyze the particular proposed plan. This policy applies to amendments of plans as well as to initial approvals.

C.2	FOR proposals to eliminate retirement benefits for outside directors
C.3	AGAINST proposals to establish retirement benefits for outside directors
C.4	FOR proposals approving the remuneration of directors or of supervisory board members
C.5	AGAINST proposals to reprice stock options
C.6	FOR proposals to approve employee stock purchase plans that apply to all employees. This policy applies to proposals to amend ESPPs if the plan as amended applies to all employees.
C.7	FOR proposals to pay retirement bonuses to directors of Japanese companies unless the directors have served less than three years
C.8	AGAINST proposals seeking to pay outside directors only in stock
C.9	FOR proposals seeking further disclosure of executive pay or requiring companies to report on their supplemental executive retirement benefits
C.10	AGAINST proposals to ban all future stock or stock option grants to executives
C.11	AGAINST option plans or grants that apply to directors or employees of “related companies” without adequate disclosure of the corporate relationship and justification of the option policy
C.12	FOR proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation

D.            Capital Structure

These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Committee will support requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

The Committee’s general policy is to vote:

D.1	AGAINST proposals seeking authorization to issue shares without preemptive rights except for issuances up to 10% of a non-US company’s total outstanding capital
D.2	FOR management proposals seeking preemptive rights or seeking authorization to issue shares with preemptive rights
D.3	FOR management proposals approving share repurchase programs
D.4	FOR management proposals to split a company’s stock
D.5	FOR management proposals to denominate or authorize denomination of securities or other obligations or assets in Euros
D.6	FOR proposals requiring a company to expense stock options (unless the company has already publicly committed to do so by a certain date).

E.             Corporate Charter and By-Laws

These proposals relate to various requests for approval of amendments to a corporation’s charter or by-laws, principally for the purpose of adopting or redeeming “poison pills”. As a general matter, the Committee opposes poison pill provisions.

The Committee’s general policy is to vote:

E.1	AGAINST proposals seeking to adopt a poison pill
E.2	FOR proposals seeking to redeem a poison pill
E.3	FOR proposals seeking to have poison pills submitted to shareholders for ratification
E.4	FOR management proposals to change the company’s name

F.             Corporate Meetings

These are routine proposals relating to various requests regarding the formalities of corporate meetings.

The Committee’s general policy is to vote:

F.1	AGAINST proposals that seek authority to act on “any other business that may arise”
F.2	FOR proposals designating two shareholders to keep minutes of the meeting
F.3	FOR proposals concerning accepting or approving financial statements and statutory reports
F.4	FOR proposals approving the discharge of management and the supervisory board
F.5	FOR proposals approving the allocation of income and the dividend
F.6	FOR proposals seeking authorization to file required documents/other formalities
F.7	FOR proposals to authorize the corporate board to ratify and execute approved resolutions
F.8	FOR proposals appointing inspectors of elections
F.9	FOR proposals electing a chair of the meeting
F.10	FOR proposals to permit “virtual” shareholder meetings over the Internet
F.11	AGAINST proposals to require rotating sites for shareholder meetings

G.            Investment Companies

These proposals relate to proxy issues that are associated solely with holdings of shares of investment companies, including, but not limited to, investment companies for which BlackRock provides investment advisory, administrative and/or other services. As with other types of companies, the Committee believes that a fund’s Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund’s investment objective, that the Investment Company Act of 1940 envisions will be approved directly by shareholders.

The Committee’s general policy is to vote:

G.1

FOR nominees for director of mutual funds in uncontested elections, except for nominees who

•   have missed at least two meetings and, as a result, attended less than 75% of meetings of the Board of Directors and its committees the previous year, unless the nominee missed the meeting due to illness or fund business

•   ignore a shareholder proposal that was approved by either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years

•   are interested directors who serve on the audit or nominating committees or on a full Board that does not have such committees composed exclusively of independent directors

•   on a case-by-case basis, have served as directors of companies with allegedly poor corporate governance

G.2	FOR the establishment of new series or classes of shares
G.3	AGAINST proposals to change a fund’s investment objective to nonfundamental
G.4	FOR proposals to establish a master-feeder structure or authorizing the Board to approve a master-feeder structure without a further shareholder vote
G.5	AGAINST a shareholder proposal for the establishment of a director ownership requirement
G.6	FOR classified boards of closed-end investment companies

H.            Environmental and Social Issues

These are shareholder proposals to limit corporate conduct in some manner that relates to the shareholder’s environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for the discussion of larger social issues, and opposes shareholder resolutions “micromanaging” corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

The Committee’s general policy is to vote:

H.1	AGAINST proposals seeking to have companies adopt international codes of conduct
H.2

AGAINST proposals seeking to have companies provide non-required reports on:

•     environmental liabilities;

•     bank lending policies;

•     corporate political contributions or activities;

•     alcohol advertising and efforts to discourage drinking by minors;

•     costs and risk of doing business in any individual country;

•     involvement in nuclear defense systems

H.3	AGAINST proposals requesting reports on Maquiladora operations or on CERES principles
H.4	AGAINST proposals seeking implementation of the CERES principles

Notice to Clients

BlackRock will make records of any proxy vote it has made on behalf of a client available to such client upon request.(11) BlackRock will use its best efforts to treat proxy votes of clients as confidential, except as it may decide to best serve its clients’ interests or as may be necessary to effect such votes or as may be required by law.

BlackRock encourage clients with an interest in particular proxy voting issues to make their views known to BlackRock, provided that, in the absence of specific written direction from a client on how to vote that client’s proxies, BlackRock reserves the right to vote any proxy in a manner it deems in the best interests of its clients, as it determines in its sole discretion.

These policies are as of the date indicated on the cover hereof. The Committee may subsequently amend these policies at any time, without notice.

(11)  Such request may be made to the client’s portfolio or relationship manager or addressed in writing to Secretary, BlackRock Equity Investment Policy Oversight Committee, Legal and Compliance Department, BlackRock Inc., 40 East 52nd Street, New York, New York 10022.

BLACKROCK FUNDSSM

PART C

OTHER INFORMATION

Item 23.          Exhibits

(1)       Articles of Incorporation

(a)       Declaration of Trust of the Registrant dated December 22, 1988 is incorporated herein by reference to Exhibit (1)(a) of Post-Effective Amendment No. 33 to Registrant’s Registration Statement on Form N-1A filed on January 27, 1998.

(b)       Amendment No. 1 to Declaration of Trust dated May 4, 1989 is incorporated herein by reference to Exhibit (1)(b) of Post-Effective Amendment No. 33 to Registrant’s Registration Statement on Form N-1A filed on January 27, 1998.

(c)       Amendment No. 2 to the Declaration of Trust dated December 23, 1993 is incorporated herein by reference to Exhibit (1)(c) of Post-Effective Amendment No. 33 to Registrant’s Registration Statement on Form N-1A filed on January 27, 1998.

(d)       Amendment No. 3 to the Declaration of Trust dated January 5, 1996 is incorporated by reference to Exhibit 1(d) of Post-Effective Amendment No. 23 to Registrant’s Registration Statement on Form N-1A (No. 33-26305) filed on October 18, 1996.

(e)       Amendment No. 4 to the Declaration of Trust dated December 23, 1997 is incorporated herein by reference to Exhibit (1)(e) of Post-Effective Amendment No. 33 to Registrant’s Registration Statement on Form N-1A filed on January 27, 1998.

(2)       By-laws

(a)       Amended and Restated Code of Regulations of the Registrant is incorporated herein by reference to Exhibit 2(a) of Post-Effective Amendment No. 97 to Registrant’s Registration Statement on Form N-1A filed on September 19, 2006.

(3)       Instruments Defining Rights of Security Holders

(a)       Sections V, VIII and IX of Registrant’s Declaration of Trust dated December 22, 1988 are incorporated herein by reference to Exhibit (1)(a) of Post-Effective Amendment No. 33 to Registrant’s Registration Statement on Form N-1A filed on January 27, 1998;

Article II of Registrant’s Code of Regulations is incorporated herein by reference.

(4)       Investment Advisory Contracts

(a)       Form of Investment Advisory Agreement between Registrant and BlackRock Advisors, LLC relating to existing Portfolios except the Strategic Portfolio I and Index Equity Portfolio incorporated herein by reference to Exhibit 4(a) of Post-Effective Amendment No. 100 to Registrant’s Registration Statement on Form N-1A filed on October 13, 2006.

(b)       Form of Investment Advisory Agreement between Registrant and BlackRock Financial Management, Inc. with respect to the Strategic Portfolio I incorporated herein by reference to Exhibit 4(b) of Post-Effective Amendment No. 100 to Registrant’s Registration Statement on Form N-1A filed on October 13, 2006.

(c)       Form of Sub-Advisory Agreement between BlackRock Advisors, LLC and BlackRock Financial Management, Inc. with respect to the Bond Portfolios incorporated herein by reference to Exhibit 4(c) of Post-Effective Amendment No. 100 to Registrant’s Registration Statement on Form N-1A filed on October 13, 2006.

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(d)       Form of Sub-Advisory Agreement between BlackRock Advisors, LLC and BlackRock Institutional Management Corporation with respect to the Money Market Portfolios incorporated herein by reference to Exhibit 4(d) of Post-Effective Amendment No. 100 to Registrant’s Registration Statement on Form N-1A filed on October 13, 2006.

(e)       Form of Sub-Advisory Agreement between BlackRock Advisors, LLC and BlackRock International, Ltd. with respect to the International Opportunities Portfolio incorporated herein by reference to Exhibit 4(e) of Post-Effective Amendment No. 100 to Registrant’s Registration Statement on Form N-1A filed on October 13, 2006.

(f)        Form of Sub-Advisory Agreement between BlackRock Advisors, LLC and BlackRock Financial Management, Inc. with respect to the Asset Allocation and Global Opportunities Portfolios incorporated herein by reference to Exhibit 4(f) of Post-Effective Amendment No. 100 to Registrant’s Registration Statement on Form N-1A filed on October 13, 2006.

(g)       Form of Addendum to Investment Advisory Agreement between Registrant and BlackRock Advisors, LLC with respect to the Conservative Prepared, Moderate Prepared, Growth Prepared and Aggressive Growth Prepared Portfolios incorporated herein by reference to Exhibit 4(g) of Post-Effective Amendment No. 101 to Registrant’s Registration Statement on Form N-1A filed on December 18, 2006.

(5)       Underwriting Contracts

(a)       Distribution Agreement between Registrant and BlackRock Distributors, Inc. dated as of January 2, 2001 is incorporated herein by reference to Exhibit 5(a) of Post-Effective Amendment No. 59 to Registrant’s Registration Statement on Form N-1A filed on January 29, 2001.

(b)       Form of Cooperation Agreement among the Registrant, BlackRock Advisors, LLC. and UBS AG is incorporated herein by reference to Exhibit 5(c) of Post-Effective Amendment No. 91 to Registrant’s Registration Statement on Form N-1A filed on January 31, 2005.

(6)       Bonus or Profit Sharing Contracts

None.

(7)       Custodian Agreements

(a)       Amended and Restated Custodian Agreement dated February 10, 2004 between BlackRockfunds and PFPC Trust Company is incorporated herein by reference to Exhibit 7(a) of Post-Effective Amendment No. 86 to Registrant’s Registration Statement on Form N-1A filed on November 3, 2004.

(b)       Reserved

(c)       Reserved

(d)       Reserved.

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(e)       Sub-Custodian Agreement dated April 27, 1992 among the Registrant, PNC Bank, National Association and The Chase Manhattan Bank is incorporated herein by reference to Exhibit (8)(e) of Post-Effective Amendment No. 34 to Registrant’s Registration Statement on Form N-1A filed on February 13, 1998.

(f)        Global Custody Agreement between Barclays Bank PLC and PNC Bank, National Association dated October 28, 1992 is incorporated herein by reference to Exhibit (8)(f) of Post-Effective Amendment No. 33 to Registrant’s Registration Statement on Form N-1A filed on January 27, 1998.

(g)       Custodian Agreement between State Street Bank and Trust Company and PNC Bank, National Association dated June 13, 1983 is incorporated herein by reference to Exhibit (8)(g) of Post-Effective Amendment No. 34 to Registrant’s Registration Statement on Form N-1A filed on February 13, 1998.

(h)       Amendment No. 1 to Custodian Agreement between State Street Bank and Trust Company and PNC Bank, National Association dated November 21, 1989 is incorporated herein by reference to Exhibit (8)(h) of Post-Effective Amendment No. 34 to Registrant’s Registration Statement on Form N-1A filed on February 13, 1998.

(i)        Subcustodial Services Agreement dated January 10, 1996 between PNC Bank, National Association and Citibank, N.A. is incorporated herein by reference to Exhibit 8(j) of Post-Effective Amendment No. 27 to Registrant’s Registration Statement on Form N-1A filed on January 28, 1997.

(8)       Other Material Contracts

(a)       Amended and Restated Administration Agreement dated February 10, 2004 among Registrant, BlackRock Advisors, LLC and PFPC Inc. is incorporated herein by reference to Exhibit 8(a) of Post-Effective Amendment No. 86 to Registrant’s Registration Statement on Form N-1A filed on November 3, 2004.

(b)       Amended and Restated Transfer Agency Agreement dated February 10, 2004 between Registrant and PFPC Inc. is incorporated herein by reference to Exhibit 8(c) of Post-Effective Amendment No. 86 to Registrant’s Registration Statement on Form N-1A filed on November 3, 2004.

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(c)       Share Acquisition Agreement dated April 29, 1998 by and among Registrant and PNC Bank, National Association and PNC Bank, Delaware, respectively, each as trustee for certain of the common trust funds listed therein is incorporated herein by reference to Exhibit 9(l) of Post-Effective Amendment No. 36 to Registrant’s Registration Statement on Form N-1A filed on April 29, 1998.

(d)       Form of Expense Limitation Agreement dated as of January 28, 2004 by and between Registrant and BlackRock Advisors, LLC is incorporated herein by reference to Exhibit 8(k) of Post-Effective Amendment No. 72 to the Registrant’s Registration Statement on Form N-1A filed on February 11, 2004.

(e)       Schedule A to Expense Limitation Agreement incorporated herein by reference to Exhibit 8(e) of Post-Effective Amendment No. 101 to Registrant’s Registration Statement on Form N-1A filed on December 18, 2006.

(f)        Form of Shareholders’ Administrative Services Agreement between Registrant and BlackRock Advisors, LLC is incorporated herein by reference to Exhibit 8(p) of Post-Effective Amendment No. 91 to Registrant’s Registration Statement on Form N-1A filed on January 31, 2005.

(9)       Legal Opinion

(a)       None

(10)     Other Opinions

(a)       Consent of Deloitte & Touche LLP

(b)       Consent of PricewaterhouseCoopers LLP

(11)     Omitted Financial Statements

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(a)None.

(12)     Initial Capital Agreements

(a)       Form of Purchase Agreement between Registrant and Registrant’s distributor relating to Classes A-1, B-1, C-1, D-2, E-2, F-2, G-2, H-2, I-1, I-2, J-1, J-2, K-2, L-2, M-2, N-2, O-2, P-2, D-1, E-1, F-1, G-1, H-1, K-1, L-1, M-1, N-1, O-1, P-1, A-2, B-2, C-2, I-2, J-2, A-3, B-3, C-3, D-3, E-3, F-3, G-3, H-3, I-3, J-3, K-3, L-3, M-3, N-3, O-3, P-3, Q-1, Q-2, Q-3, R-1, R-2, R-3, S-1, S-2, S-3, T-1, T-2, T-3, U-1, U-2, U-3, A-4, D-4, E-4, F-4, G-4, H-4, K-4, L-4, M-4, N-4, O-4, P-4, R-4, S-4, T-4, U-4, W-4, X-4, Y-4, V-1, V-2, V-3, W-1, W-2, W-3, X-1, X-2, X-3, Y-1, Y-2, Y-3, Z-1, Z-2, Z-3, AA-1, AA-2, AA-3, AA-4, AA-5, BB-1, BB-2, BB-3, BB-4, BB-5, CC-3, A-5, B-4, B-5, C-4, C-5, I-4, I-5, J-4, J-5, Q-4, Q-5, V-4, V-5, Z-4, Z-5, X-1, X-3, D-5, E-5, F-5, G-5, H-5, K-5, L-5, M-5, N-5, O-5, P-5, R-5, S-5, T-5, U-5, W-5, X-5, Y-5, DD-1, DD-2, DD-3, DD-4, DD-5, EE-1, EE-2, EE-3, EE-4, EE-5, R-6, BB-6, FF-3, GG-3, HH-1, HH-2, HH-3, HH-4, HH-5, II-1, II-2, II-3, II-4, II-5, S-6, JJ-1, JJ-2, JJ-3, JJ-4, JJ-5, KK-1, KK-2, KK-3, KK-4, KK-5, LL-1, LL-2, LL-3, LL-4 and LL-5 is incorporated herein by reference to Exhibit (13)(a) of Post-Effective Amendment No. 34 to Registrant’s Registration Statement on Form N-1A filed on February 13, 1998.

(b)       Form of Purchase Agreement between Registrant and Registrant’s distributor relating to Classes MM-1, MM-2, MM-3, MM-4, MM-5 and MM-6 is incorporated herein by reference to Exhibit 13(b) of Post-Effective Amendment No. 37 to Registrant’s Registration Statement on Form N-1A filed on August 7, 1998.

(c)       Form of Purchase Agreement between Registrant and Registrant’s distributor relating to Class NN-3 is incorporated herein by reference to Exhibit 12(c) of Post-Effective Amendment No. 42 to Registrant’s Registration Statement on Form N-1A filed on June 11, 1999.

(d)       Form of Purchase Agreement between Registrant and Registrant’s distributor relating to Classes A-7 and C-7 is incorporated herein by reference to Exhibit 12(d) of Post-Effective Amendment No. 43 to Registrant’s Registration Statement on Form N-1A filed on August 6, 1999.

(e)       Form of Purchase Agreement between Registrant and Registrant’s distributor relating to Classes OO-1, OO-2, OO-3, OO-4 and OO-5 is incorporated herein by reference to Exhibit 12(e) of Post-Effective Amendment No. 54 to Registrant’s Registration Statement on Form N-1A filed on May 10, 2000.

(f)        Form of Purchase Agreement between Registrant and Registrant’s distributor relating to Classes PP-1, PP-2, PP-3, PP-4 and PP-5, QQ-1, QQ-2, QQ-3, QQ-4, QQ-5 and U-6 is incorporated herein by reference to Exhibit 12(f) of Post-Effective Amendment No. 55 to Registrant’s Registration Statement on Form N-1A filed on June 6, 2000.

(g)       Form of Purchase Agreement between Registrant and Registrant’s distributor relating to Class RR-3 is incorporated herein by reference to Exhibit 12(g) of Post-Effective Amendment No. 56 to Registrant’s Registration Statement on Form N-1A filed on August 16, 2000.

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(h)       Form of Purchase Agreement between Registrant and BlackRock Distributors, Inc. relating to shares of Classes SS-1, SS-2, SS-3, SS-4 and SS-5 is incorporated herein by reference to Exhibit 12(h) of Post-Effective Amendment No. 58 to Registrant’s Registration Statement on Form N-1A filed on November 14, 2000.

(i)        Form of Purchase Agreement between Registrant and BlackRock Distributors, Inc. relating to shares of Classes TT-1, TT-2, TT-3, TT-4, TT-5 and TT-6 is incorporated herein by reference to Exhibit 12(i) of Post-Effective Amendment No. 58 to Registrant’s Registration Statement on Form N-1A filed on November 14, 2000.

(j)        Form of Purchase Agreement between Registrant and BlackRock Distributors, Inc. relating to shares of Class UU-1, UU-2, UU-3, UU-4 and UU-5 is incorporated herein by reference to Exhibit 12(j) of Post-Effective Amendment No. 60 to Registrant’s Registration Statement on Form N-1A filed on November 14, 2001.

(k)       Form of Purchase Agreement between Registrant and BlackRock Distributors, Inc. relating to shares of Class H-6 is incorporated herein by reference to Exhibit 12(k) of Post-Effective Amendment No. 63 to Registrant’s Registration Statement on Form N-1A filed on September 26, 2002.

(l)        Form of Purchase Agreement between Registrant and BlackRock Distributors, Inc. relating to shares of Class JJ-6 is incorporated herein by reference to Exhibit 12(l) of Post-Effective Amendment No. 64 to Registrant’s Registration Statement on Form N-1A filed on September 30, 2002.

(m)      Form of Purchase Agreement between Registrant and BlackRock Distributors, Inc. relating to shares of Classes G-6, O-6 and X-6 is incorporated herein by reference to Exhibit 12(m) of Post-Effective Amendment No. 67 to Registrant’s Registration Statement on Form N-1A filed on November 27, 2002.

(n)       Form of Purchase Agreement between Registrant and BlackRock Distributors, Inc. relating to shares of Classes VV-1, VV-2, VV-3, VV-6, WW-1, WW-2, WW-3, and WW-6 is incorporated herein by reference to Exhibit 12(n) of Post-Effective Amendment No. 72 to the Registrant’s Registration Statement on Form N-1A filed on February 11, 2004.

(o)       Form of Purchase Agreement between Registrant and BlackRock Distributors, Inc. relating to shares of Class P-6 is incorporated herein by reference to Exhibit 12(o) of Post-Effective Amendment No. 76 to Registrant’s Registration Statement on Form N-1A filed on April 8, 2004.

(p)       Form of Purchase Agreement between Registrant and BlackRock Distributors, Inc. relating to shares of Class W-6 is incorporated herein by reference to Exhibit 12(p) of Post-Effective Amendment No. 77 to Registrant’s Registration Statement on Form N-1A filed on May 18, 2004.

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(q)       Form of Purchase Agreement between Registrant and BlackRock Distributors, Inc. relating to shares of Classes XX-1, XX-2, XX-3, XX-4, XX-5, XX-6, YY-1, YY-2, YY-3, YY-4, YY-5 and YY-6 is incorporated herein by reference to Exhibit 12(q) of Post-Effective Amendment No. 79 to Registrant’s Registration Statement on Form N-1A filed on June 18, 2004.

(r)        Form of Purchase Agreement between Registrant and BlackRock Distributors, Inc. relating to shares of Classes ZZ-1, ZZ-2, ZZ-3, ZZ-4 and ZZ-5 is incorporated herein by reference to Exhibit 12(r) of Post-Effective Amendment No. 82 to Registrant’s Registration Statement on Form N-1A filed on August 24, 2004.

(s)       Form of Purchase Agreement between Registrant and BlackRock Distributors, Inc. relating to shares of Class X-1 is incorporated herein by reference to Exhibit 12(s) of Post-Effective Amendment No. 85 to Registrant Registration statement on Form N-1A filed on October 27, 2004.

(t)        Form of Purchase Agreement between Registrant and BlackRock Distributors, Inc. relating to shares of Classes AAA-6, BBB-1, BBB-2, BBB-3, BBB-4, BBB-5, CCC-1, CCC-2, CCC-3, CCC-4, CCC-5, EEE-1, EEE-2, EEE-3, EEE-4, EEE-5, EEE-6, EEE-8, FFF-1, FFF-2, FFF-3, FFF-4, FFF-5, GGG-1, GGG-2, GGG-3, GGG-4 and GGG-5 is incorporated herein by reference to Exhibit 12(t) of Post-Effective Amendment No. 86 to Registrant’s Registration Statement on Form N-1A filed on November 3, 2004.

(u)       Form of Purchase Agreement between Registrant and BlackRock Distributors, Inc. relating to shares of Classes HHH-1, HHH-2, HHH-3, HHH-4, HHH-5 and HHH-6 is incorporated herein by reference to Exhibit 12(u) of Post-Effective Amendment No. 87 to Registrant’s Registration Statement on Form N-1A filed on November 19, 2004.

(v)       Form of Purchase Agreement between Registrant and BlackRock Distributors, Inc. relating to shares of Classes III-1, III-2, III-3, III-4 and III-5 is incorporated herein by reference to Exhibit 12(v) of Post-Effective Amendment No. 94 to Registrant’s Registration Statement on Form N-1A filed on January 27, 2006.

(w)      Form of Purchase Agreement between Registrant and BlackRock Distributors, Inc. relating to shares of Classes JJJ-2, JJJ-3, JJJ-6 and JJJ-13 is incorporated by reference to Exhibit 12(w) of Post-Effective Amendment No. 100 to Registrant’s Registration Statement on Form N-1A filed on October 13, 2006.

(x)       Form of Purchase Agreement between Registrant and BlackRock Distributors, Inc. relating to shares of Classes X-3, R-8, R-9, X-9, MM-9, R-10, R-11, X-11, MM-11, R-12 and R shares of certain Portfolios is incorporated herein by reference to Exhibit 12(x) of Post-Effective Amendment No. 97 to Registrant’s Registration Statement on Form N-1A filed on September 19, 2006.

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(13)     Rule 12b-1 Plan

(a)       Amended and Restated Distribution and Service Plan for Service, Series A Investor, Series B Investor, Series C Investor, Institutional, HL and BlackRock Shares is incorporated herein by reference to Exhibit 13(a) of Post-Effective Amendment No. 86 to Registrant’s Registration Statement on Form N-1A filed on November 3, 2004.

(b)       Form of Appendix A to Amended and Restated Distribution and Service Plan incorporated by reference to Exhibit 13(b) to Registrant’s Registration Statement on Form N-1A filed on December 18, 2006.

(14)     Rule 18f-3 Plan

(a)       Amended and Restated Plan Pursuant to Rule 18f-3 for Operation of a Multi-Class Distribution System is incorporated herein by reference to Exhibit 14(a) of Post-Effective Amendment No. 97 to Registrant’s Registration Statement on Form N-1A filed on September 19, 2006.

(15)     Reserved

(16)     Codes of Ethics

(a)       Code of Ethics of BlackRock Funds is incorporated herein by reference to Exhibit 16(a) of Post-Effective Amendment No. 94 to Registrant’s Registration Statement on Form N-1A filed on January 27, 2006.

(b)       Code of Ethics of BlackRock, Inc is incorporated herein by reference to Exhibit 16(b) of Post-Effective Amendment No. 94 to Registrant’s Registration Statement on Form N-1A filed on January 27, 2006.

(c)       Code of Ethics of BlackRock Distributors, Inc. is incorporated herein by reference to Exhibit 16(c) of Post-Effective Amendment No. 58 to Registrant’s Registration Statement on Form N-1A filed on November 14, 2000.

(99)     Power of Attorney

(a)       Power of Attorney of David R. Wilmerding, Jr. dated May 19, 2005 is incorporated herein by reference to Exhibit 99(a) of Post-Effective Amendment No. 92 to Registrant’s Registration Statement on form N-1A filed on June 28, 2005.

(b)       Power of Attorney of Robert M. Hernandez dated May 19, 2005 is incorporated herein by reference to Exhibit 99(b) of Post-Effective Amendment No. 92 to Registrant’s Registration Statement on form N-1A filed on June 28, 2005.

(c)       Power of Attorney of Laurence D. Fink dated November 10, 2005 is incorporated herein by reference to Exhibit 99(c) of Post-Effective

9

Amendment No. 94 to Registrant’s Registration Statement on Form N-1A filed on January 27, 2006.

(d)       Power of Attorney of Stuart E. Eizenstat dated May 19, 2005 is incorporated herein by reference to Exhibit 99(d) of Post-Effective Amendment No. 92 to Registrant’s Registration Statement on Form N-1A filed on June 28, 2005.

(e)       Power of Attorney of Dr. Matina Horner dated September 15, 2005 is incorporated herein by reference to Exhibit 99(e) of Post-Effective Amendment No. 93 to Registrant’s Registration Statement on Form N-1A filed on November 14, 2005.

(f)        Power of Attorney appointing David G. Booth, Rex A. Sinquefield, Michael T. Scardina, Catherine L. Newell and Valerie A. Brown as attorneys-in-fact is incorporated herein by reference to Exhibit O(2) of Post-Effective Amendment No. 24 to The DFA Investment Trust Company’s Registration Statement on Form N-1A filed on March 29, 2001.

(g)       Power of Attorney of Bruce R. Bond dated May 19, 2005 is incorporated herein by reference to Exhibit 99(g) of Post-Effective Amendment No. 92 to Registrant’s Registration Statement on Form N-1A filed on June 28, 2005.

(h)       Power of Attorney of Richard S. Davis dated May 19, 2005 is incorporated herein by reference to Exhibit 99(h) of Post-Effective Amendment No. 92 to Registrant’s Registration Statement on Form N-1A filed on June 28, 2005.

(i)        Reserved.

(j)        Power of Attorney of Toby Rosenblatt dated May 19, 2005 is incorporated herein by reference to Exhibit 99(j) of Post-Effective Amendment No. 92 to Registrant’s Registration Statement on Form N-1A filed on June 28, 2005.

Item 24.          Persons Controlled by or under Common Control with the Fund.

Unless indicated otherwise, ownership is at 100% and each entity is organized under the laws of Delaware.

The Fund is controlled by PNC Bank, National Association, a national bank organized under the laws of the United States. All of the capital stock of PNC Bank, National Association is owned by PNC Bancorp, Inc., the capital stock of which is owned by The PNC Financial Services Group, Inc., a publicly held bank holding company organized in Pennsylvania.

PNC Bank, National Association controls the following entities: 499 Holding, Inc. (organized in New Jersey), Bancshares Realty Co., TRI Capital Company, Inc., Continental/Van Louhr, Inc., Deerfield Corp. (organized in New Jersey), Land Holding Corp.

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of PA (organized in Pennsylvania), Land Holding, Inc., Midland Loan Services, Inc., NE Investment Inc., Parkway Sussex Inc., PNC Affordable Housing, Inc., PNC Community Partners, Inc., PNC Bank Capital Securities, LLC, PNC Commercial Management, Inc., PNC Bank International, PNC Investment Holdings, Inc., PNC BL Holding Inc., PNC Brokerage Corp. (organized in Pennsylvania), PNC Community Development Corp. (organized in Kentucky), PNC Insurance Services (Kentucky), Inc. (organized in Kentucky), PNC Institutional Capital Trust A, PNC Leasing, LLC, PNC Vehicle Leasing, LLC, PNC Title Holding Company, LLC, PNC Reinsurance Corp. (organized in Vermont), Thornhurst Corp., Spectra Services Corporation (organized in Ohio).

PNC Bank, National Association controls 50% of the voting securities of Billing Zone, LLC.

Midland Loan Services, Inc. controls the following entities: MLS Investments, Inc., Ridge Acquisition, L.P., Midland Realty Acceptance Corp., PNC Mortgage Acceptance Corp., Financial Support Services, Inc., First Financial, LP, Midland Commercial Financing Corp. and MDS Servicing Corp.

PNC Leasing, LLC controls the following entities: Gallatin Generation, LLC, Johnsonville Generation, LLC, Madison Power 2000, LLC, NSI Air, LLC and PNC Capital Leasing, LLC.

PNC Mortgage Securities Corp. controls PNC Mortgage Funding Corp.

PNC Mortgage Corp. of America controls PNC Mortgage Partners Corp.

PNC Investment Holdings, Inc. controls PNC Asset Management, Inc.

PNC Asset Management, Inc. controls BlackRock, Inc., which directly and indirectly controls the following entities: BlackRock Advisors LLC, BlackRock Overseas Investment Corp. (an Edge Act bank), BlackRock Japan Holdings, Inc. (organized in Japan), BlackRock International, Ltd. (organized in Scotland), BlackRock Institutional Management Corporation, BlackRock Capital Management, Inc., BlackRock Investments, Inc., BlackRock Funding, Inc., BlackRock Asia Limited, BlackRock Financial Management, Inc., BlackRock (Japan), Inc., Anthracite Securitization Corp. and Risk Monitors, Inc.

BlackRock Japan Holdings, Inc. and BlackRock International, Ltd. control 50% of the voting securities of Nomura BlackRock Asset Management Co., Ltd., an entity organized under the laws of Japan.

BlackRock Financial Management, Inc. controls 28% of the voting securities of Trepp, LLC, which is organized under the laws of the state of New York.

Item 25.          Indemnification

Indemnification of Registrant’s principal underwriter against certain losses is provided for in Section 9 of the Distribution Agreement incorporated by reference herein as Exhibit 5(a). Indemnification of Registrant’s Custodian, Transfer Agent and Administrators is provided for, respectively, in Section 12 of the Custodian Agreement incorporated by reference herein as Exhibit 7(a), Section 12 of the Transfer Agency Agreement incorporated by reference herein as Exhibit 8(c) and Section 9 of the Administration Agreement incorporated by reference herein as Exhibit 8(a). Registrant intends to obtain from a major insurance carrier a trustees’ and officers’ liability policy covering certain types of errors and omissions. In addition, Section 9.3 of the Registrant’s Declaration of Trust incorporated by reference herein as Exhibit 1(a) provides as follows:

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Indemnification of Trustees, Officers, Representatives and Employees. The Trust shall indemnify each of its Trustees against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while as a Trustee or thereafter, by reason of his being or having been such a Trustee except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties, provided that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of bad faith had been adjudicated, it would in the opinion of such counsel have been adjudicated in favor of such person. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled, provided that no person may satisfy any right of indemnity or reimbursement hereunder except out of the property of the Trust. The Trustees may make advance payments in connection with the indemnification under this Section 9.3, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.

The Trustee shall indemnify officers, representatives and employees of the Trust to the same extent that Trustees are entitled to indemnification pursuant to this Section 9.3.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Section 9.6 of the Registrant’s Declaration of Trust, filed herein as Exhibit 1(a), also provides for the indemnification of shareholders of the Registrant. Section 9.6 states as follows:

Indemnification of Shareholders. In case any Shareholder or former Shareholder shall be held to be personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the classes of Shares with the same alphabetical designation as that of the Shares owned by such Shareholder to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust shall, upon request by the Shareholder, assume the defense of any claim made against any Shareholder for any act or obligations of the Trust and satisfy any judgment thereon from such assets.

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Item 26.          Business and Other Connections of Investment Advisers

(a)       BlackRock Advisors, LLC was organized in 1994 for the purpose of providing advisory services to investment companies. The list required by this Item 26 of officers and directors of BlackRock Advisors, LLC, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by BlackRock Advisors, LLC pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-47710).

(b)       BlackRock Institutional Management Corporation (formerly PNC Institutional Management Corporation) (“BIMC”). The list required by this Item 25 of officers and directors of BIMC, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by BIMC pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-13304).

(c)       BlackRock Financial Management, Inc. (“BlackRock”). BlackRock currently offers investment advisory services to institutional investors such as pension and profit-sharing plans or trusts, insurance companies and banks. The list required by this Item 25 of officers and directors of BlackRock, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by BlackRock pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-48433).

(d)       BlackRock International, Ltd. (formerly CastleInternational Asset Management Limited) (“BIL”). The list required by this Item 25 of officers and directors of BIL, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by BIL pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-51087).

Item 27.          Principal Underwriters

(a)       BlackRock Distributors, Inc. currently acts as distributor for BlackRock Funds and BlackRock Bond Allocation Target Shares.

(b)       The principal business address of each director, officer or partner of BlackRock Distributors, Inc. (formerly Compass Distributors, Inc.) is 760 Moore Road, King of Prussia, PA 19406. No individual listed in the chart below is an officer or employee of the Fund.

Name	Position With Distributor

13

Rita Adler Chief Compliance Officer

Douglas Castagna Controller and Assistant Treasurer

Brian Burns Director, Chairman, CEO and President

Bruno DiStefano Vice President

Susan Moscaritolo Vice President

Christine Ritch Chief Legal Officer, Assistant Secretary and Assistant Clerk

Bradley Stearns Assistant Secretary and Assistant Clerk

Nicholas Marsini Director

Craig Stokarski Treasurer and Financial and Operations Principal

Steven Sunnerberg Secretary

Michael DeNofrio Director

John Wilson Assistant Secretary and Assistant Clerk

Jason Greim Assistant Vice President

Kristen Nolan Assistant Secretary and Assistant Clerk

(c)       Not applicable.

Item 28.          Location of Accounts and Records

(a)       PFPC Trust Company, 8800 Tinicum Boulevard, Philadelphia, PA 19153 (records relating to its functions as custodian).

(b)       BlackRock Distributors, Inc., 760 Moore Road, King of Prussia, PA 19406 (records relating to its functions as distributor).

(c)       BlackRock Advisors, LLC, 100 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as investment adviser and co-administrator).

(d)       BlackRock Institutional Management Corporation, 100 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as investment sub-adviser).

(e)       BlackRock Financial Management, Inc., 40 East 52nd Street, New York, New York 10022 (records relating to its functions as investment adviser and sub-adviser).

(f)        PFPC Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as custodian, co-administrator, transfer agent

14

and dividend disbursing agent).

(g)       The Chase Manhattan Bank, N.A., 1285 Avenue of the Americas, New York, New York 10019 (records relating to its function as sub-custodian).

(h)       BlackRock International, Ltd., 40 Torphichen Street, Edinburgh, Scotland, EH3 8JB (records relating to its functions as investment sub-adviser).

(i)        Citibank, N.A., 111 Wall Street, 23rd Floor, Zone 6, New York, NY 10043 (records relating to its functions as sub-custodian).

(j)        BlackRock Advisors, LLC, 100 Bellevue Parkway, Wilmington, Delaware 19809 (Registrant’s declaration of trust, code of regulations and minute books).

Item 29.          Management Services

None.

Item 30.          Undertakings

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York and the State of New York on the 26th day of January, 2007.

BLACKROCK FUNDSSM

By:	/s/ HENRY GABBAY
Henry Gabbay
President
(Principal Executive Officer)

By:	/s/ DONALD BURKE
Donald Burke
Treasurer
(Principal Financial Officer)

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

15

Signature		Title	Date

/s/ *Bruce R. Bond		Trustee	January 26, 2007
(Bruce R. Bond)

/s/ *Richard S. Davis		Trustee	January 26, 2007
(Richard S. Davis)

/s/ *Stuart E. Eizenstat		Trustee	January 26, 2007
(Stuart E. Eizenstat)

/s/ *Laurence D. Fink		Trustee	January 26, 2007
(Laurence D. Fink)

/s/ *Robert M. Hernandez			January 26, 2007
(Robert M. Hernandez)		Trustee

/s/ *Dr. Matina Horner		Trustee	January 26, 2007
(Dr. Matina Horner)

/s/ *Toby Rosenblatt		Trustee	January 26, 2007
(Toby Rosenblatt)

/s/ *David R. Wilmerding, Jr.			January 26, 2007
(David R. Wilmerding, Jr.)		Trustee and Chairman of the Board

*By:	/s/ ANNE ACKERLEY
Anne Ackerley,
Attorney-in-fact

16

SIGNATURES

As it relates to the Index Equity Portfolio only, The DFA Investment Trust Company consents to the filing of this Amendment to the Registration Statement of BlackRock Funds, which is signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santa Monica and the State of California on the 25th day of January, 2007.

The DFA Investment Trust Company

By:	David G. Booth*
David G. Booth
President

The undersigned Trustees and Principal Officers of The DFA Investment Trust Company consent to the filing of this Amendment to the Registration Statement of BlackRock Funds as it relates to the Index Equity Portfolio only, on the dates indicated.

Signature	Title	Date

David G. Booth*	President, Trustee, Chairman,	January 25, 2007
David G. Booth	Chief Executive Officer and
Chief Investment Officer

Rex A. Sinquefield*	Trustee	January 25, 2007
Rex A. Sinquefield

Michael T. Scardina*	Chief Financial Officer,	January 25, 2007
Michael T. Scardina	Principal Accounting Officer,
Treasurer and Vice President

George M. Constantinides*	Trustee	January 25, 2007
George M. Constantinides

John P. Gould*	Trustee	January 25, 2007
John P. Gould

Roger G. Ibbotson*	Trustee	January 25, 2007
Roger G. Ibbotson

Robert C. Merton*	Trustee	January 25, 2007
Robert C. Merton

Myron S. Scholes*	Trustee	January 25, 2007
Myron S. Scholes

Abbie J. Smith*	Trustee	January 25, 2007
Abbie J. Smith

*By:	/s/ Catherine L. Newell
Catherine L. Newell, Attorney-in-Fact
(Pursuant to a Power-of-Attorney)

17

EXHIBIT INDEX

Exhibit No.	Description

10(a)	Consent of Deloitte & Touche LLP
10(b)	Consent of PricewaterhouseCoopers LLP

18